UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK VARIABLE INSURANCE TRUST

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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 BERKELEY STREET, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/22

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders for the period ended December 31, 2022.

John Hancock Variable Insurance Trust
500 Index Trust	Science and Technology Trust
American Asset Allocation Trust	Small Cap Index Trust
American Global Growth Trust	Small Cap Opportunities Trust
American Growth Trust	Small Cap Stock Trust
American Growth - Income Trust	Small Cap Value Trust
American International Trust	Small Company Value Trust
Blue Chip Growth Trust	Strategic Equity Allocation Trust
Capital Appreciation Trust	Total Stock Market Index Trust
Capital Appreciation Value Trust
Disciplined Value International Trust	John Hancock Variable Insurance Trust – Bond Trusts
Emerging Markets Value Trust	Active Bond Trust
Equity Income Trust	Core Bond Trust
Financial Industries Trust	High Yield Trust
Fundamental All Cap Core Trust	Investment Quality Bond Trust
Fundamental Large Cap Value Trust	Money Market Trust
Global Equity Trust	Opportunistic Fixed Income Trust
Health Sciences Trust	Select Bond Trust
International Equity Index Trust	Short Term Government Income Trust
International Small Company Trust	Strategic Income Opportunities Trust
Lifestyle Balanced Portfolio	Total Bond Market Trust
Lifestyle Conservative Portfolio	Ultra Short Term Bond Trust
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio	John Hancock Variable Insurance Trust – Managed Volatility Portfolios
Mid Cap Growth Trust	Managed Volatility Balanced Portfolio
Mid Cap Index Trust	Managed Volatility Conservative Portfolio
Mid Value Trust	Managed Volatility Growth Portfolio
Real Estate Securities Trust	Managed Volatility Moderate Portfolio

In addition, the December 31, 2022 annual report for American Funds Insurance Series, which includes master funds in which the Registrant's portfolios invest, is included herein.

JOHN HANCOCK
Variable Insurance Trust

Annual report
December 31, 2022

John Hancock Variable Insurance Trust
Annual report — Table of contents

Portfolio	Manager’s commentary and fund performance	Summary Portfolio of investments
500 Index Trust	4	44
American Asset Allocation Trust	5	45
American Global Growth Trust	6	45
American Growth Trust	7	45
American Growth-Income Trust	8	45
American International Trust	9	45
Blue Chip Growth Trust	10	45
Capital Appreciation Trust	11	46
Capital Appreciation Value Trust	12	47
Disciplined Value International Trust	13	51
Emerging Markets Value Trust	14	52
Equity Income Trust	15	54
Financial Industries Trust	16	55
Fundamental All Cap Core Trust	17	56
Fundamental Large Cap Value Trust	18	57
Global Equity Trust	19	58
Health Sciences Trust	20	59
International Equity Index Trust	21	59
Portfolio	Manager’s commentary and fund performance	Summary Portfolio of investments
International Small Company Trust	22	61
Lifestyle Balanced Portfolio	23	63
Lifestyle Conservative Portfolio	24	63
Lifestyle Growth Portfolio	25	64
Lifestyle Moderate Portfolio	26	64
Mid Cap Growth Trust	27	64
Mid Cap Index Trust	28	65
Mid Value Trust	29	66
Real Estate Securities Trust	30	67
Science & Technology Trust	31	68
Small Cap Index Trust	32	69
Small Cap Opportunities Trust	33	70
Small Cap Stock Trust	34	71
Small Cap Value Trust	35	72
Small Company Value Trust	36	73
Strategic Equity Allocation Trust	37	74
Total Stock Market Index Trust	38	76

2

John Hancock Variable Insurance Trust
Manager’s commentary and portfolio performance

Trust performance
In the following pages, we have set forth information regarding the performance of each portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Performance tables
The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the portfolio, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the portfolio. If these were included, performance would be lower.
Graph—change in value of $10,000 investment and comparative indexes
The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized blended benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.
Portfolio managers’ commentary
Finally, we have provided portfolio manager commentary regarding each portfolio’s performance during the year ended December 31, 2022. The views expressed are those of the portfolio managers as of December 31, 2022, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Please note that the holdings discussed in each portfolio manager's commentary may not have been held by a portfolio for the entire period. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures,which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
Standard & Poor’s, Standard & Poor’s 500, S&P 500, and S&P MidCap 400 Index are trademarks of The McGraw-Hill Companies, Inc. Russell 1000, Russell 2000, Russell 3000, and Russell Midcap are trademarks of Frank Russell Company. Wilshire 5000 is a trademark of Wilshire Associates. MSCI Europe, Australasia, and the Far East, EAFE, and MSCI are trademarks of MSCI. Bloomberg is a registered trademark of Bloomberg LP. Lipper is a registered trademark of Reuters S.A. None of the portfolios are sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in a portfolio.
3

500 Index Trust
Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Boncana Maiga, CFA, CIM, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the Subadvisor believes as a group will behave in a manner similar to the S&P 500 Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	24.9
Health care	15.3
Financials	11.3
Consumer discretionary	9.5
Industrials	8.4
Communication services	7.1
Consumer staples	7.0
Energy	5.1
Utilities	3.1
Materials	2.6
Real estate	2.6
Short-term investments and other	3.1

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, the 500 Index Trust Series I shares declined 18.37% and the S&P 500 Index declined 18.11%.
Environment  ►  U.S. stock market indexes posted steep losses in 2022, marking their worst year since 2008. Inflation, which the U.S. Federal Reserve (Fed) initially thought would be transitory, remained stubbornly high as energy and food prices soared following Russia’s invasion of Ukraine. To curb inflation, the Fed hiked its key overnight lending rate seven times in 2022 and curtailed its massive bond buying program. Higher rates triggered mounting fears that the U.S. economy was headed for recession, rattling investors. Added headwinds included rising inflation in many non-U.S. developed markets and a shift in China’s restrictive COVID-19 policies that spurred concern over increased transmission of the virus and the potential spread of new variants.
Within the S&P 500 Index, most sectors declined, notably communication services, consumer discretionary, and information technology. Energy stocks, however, surged.

PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
500 Index Trust Series I	-18.37	9.09	12.23	54.50	216.93
500 Index Trust Series II	-18.51	8.87	12.01	52.98	210.75
500 Index Trust Series NAV	-18.31	9.15	12.28	54.92	218.44
S&P 500 Index	-18.11	9.42	12.56	56.88	226.54
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.54	0.74	0.49
Net (%)	0.30	0.50	0.25
4

American Asset Allocation Trust
Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, David A. Daigle, Peter Eliot, Jeffrey T. Lager, Jin Lee, John R. Queen

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The trust invests all of its assets in Class 1 shares of its master fund, Asset Allocation FundSM, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds, and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by a nationally recognized statistical rating organization designated by the master fund’s investment advisor or unrated but determined to be of equivalent quality by the master fund’s investment advisor).
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Portfolio Composition (% of net assets)*
Common stocks	68.2
Corporate bonds	10.1
Collateralized mortgage obligations	7.5
U.S. Government and agency obligations	7.1
Asset backed securities	1.7
Foreign government obligations	0.2
Municipal bonds	0.1
Short-term investments and other	5.1
* The weightings represent the holdings of Asset Allocation Fund. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, American Asset Allocation Trust Series I shares declined 13.76% and a blend of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index declined 15.79%.
Environment  ►  U.S. equities had their worst year since 2008, as persistently high inflation and aggressive interest-rate hikes stoked recession fears. The broad-based S&P 500 Index entered its first bear market since 2020. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.
U.S. fixed-income markets fell across the board. The U.S. Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the yield curve, and ended the year inverted as shorter dated bonds sold off sharply.
The portfolio posted a loss but outperformed its blended benchmark. In the equity portfolio, investment selection within the consumer discretionary sector was the top contributor to relative returns on a sector basis. Results were buoyed by an out-of-benchmark holding in food services company Aramark and a higher-than-index position in Philip Morris International, Inc., which saw returns that significantly outpaced the market overall.
On the downside, stock selections within the energy and financials sectors weighed on relative returns.
Within energy, Exxon Mobil Corp., which the fund did not hold, weighed on relative results as its stock outpaced the broader market. An overweight holding in Charter Communications, Inc. was among the top individual detractors, as returns lagged the broader market.
The portfolio’s fixed-income investments were additive to relative returns overall. Duration positioning within U.S. Treasuries and mortgage-backed securities contributed positively to results. Sector and security selections detracted. An out-of-benchmark position within U.S. Treasury Inflation-Protected Securities (TIPS) also weighed on returns.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I	-13.76	4.94	7.71	27.27	110.23
American Asset Allocation Trust Series II	-13.77	4.85	7.60	26.72	108.10
American Asset Allocation Trust Series III	-13.44	5.29	8.09	29.43	117.71
S&P 500 Index	-18.11	9.42	12.56	56.88	226.54
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	0.12	11.08
Blended Index	-15.79	5.96	8.08	33.56	117.59
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. The expense ratios reflect the combined fees of the portfolio and the master fund. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series III
Gross (%)	0.93	1.08	0.58
Net (%)	0.92	1.07	0.57
5

American Global Growth Trust
Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Patrice Collette, Paul Flynn, Roz Hongsaranagon, Jonathan Knowles

INVESTMENT OBJECTIVE & POLICIES  ►   The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Global Growth FundSM, a series of American Funds Insurance Series. Global Growth Fund invests primarily in common stocks of companies located around the world that the advisor believes have potential for growth. As a fund that seeks to invest globally, Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, Global Growth Fund seeks to invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by its investment advisor, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the master fund focuses on investments in medium to larger capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)*
Health care	23.2
Information technology	22.9
Consumer discretionary	13.9
Financials	8.9
Consumer staples	8.6
Industrials	7.6
Energy	4.8
Materials	3.3
Communication services	2.7
Real estate	0.2
Utilities	0.1
Short-term investments and other	3.8
* The weightings represent the holdings of Global Growth Fund. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, American Global Growth Trust Series I shares declined 25.05% and the MSCI ACWI declined 18.36%.
Environment  ►  Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The conflict in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.
The portfolio posted a loss and underperformed its benchmark. Stock selection within the information technology sector weighed on results. Netherlands-based payments firm Adyen NV was among the top individual detractors, with returns that lagged the broader market in a weak sector overall. Not holding energy giant Exxon Mobil Corp. was an additional detractor, as the company generated a positive return.
Stock selection in the consumer discretionary sector was the top contributor to relative returns. An underweight in Telsa, Inc. and an overweight position in healthcare firm Cigna Corp. were among the top individual contributors to the portfolio.
On a geographic basis, stock selection in certain European countries outside of the Eurozone contributed to results, while stock selection in the U.S. and the Eurozone detracted.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series I	-25.05	6.65	9.74	37.95	153.28
American Global Growth Trust Series II	-25.08	6.57	9.63	37.44	150.83
American Global Growth Trust Series III	-24.77	7.03	10.13	40.45	162.44
MSCI ACWI	-18.36	5.23	7.98	29.01	115.45
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until May 1, 2023 and are subject to change. The expense ratios reflect the combined fees of the portfolio and the master fund. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series III
Gross (%)	1.17	1.32	0.82
Net (%)	1.05	1.20	0.70
6

American Growth Trust
Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Paul Benjamin, Mark L. Casey, Irfan M. Furniturewala, Anne-Marie Peterson, Andraz Razen, Alan J. Wilson

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Growth FundSM, a series of American Funds Insurance Series. Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. Growth Fund may also invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the U.S.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)*
Information technology	20.2
Health care	17.3
Consumer discretionary	16.9
Communication services	12.9
Industrials	10.9
Energy	5.9
Financials	5.8
Materials	3.2
Consumer staples	2.3
Utilities	0.8
Real estate	0.1
Short-term investments and other	3.7
* The weightings represent the holdings of Growth Fund. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, American Growth Trust Series I shares declined 30.20% and the S&P 500 Index declined 18.11%.
Environment  ►  U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 Index entered its first bear market since 2020. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.
The portfolio posted a loss and underperformed its benchmark. An overweight position and security selection in the communication services sector as well as stock selection within the information technology sector weighed on results. Overweight positions in electric car manufacturer Tesla, Inc., social media giant Meta Platforms, Inc., and streaming service provider Netflix, Inc. were the top individual detractors to returns.
Stock selection within the materials sector and an underweight in the information technology sector were the top contributors to relative returns. Overweight positions in energy industry firm Halliburton Company and Regeneron Pharmaceuticals, Inc. buoyed results. An underweight in Amazon.com, Inc. also boosted returns.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I	-30.20	10.72	13.22	66.41	246.21
American Growth Trust Series II	-30.25	10.66	13.13	65.91	243.51
American Growth Trust Series III	-29.95	11.12	13.62	69.42	258.58
S&P 500 Index	-18.11	9.42	12.56	56.88	226.54
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. The expense ratios reflect the combined fees of the portfolio and the master fund. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series III
Gross (%)	0.98	1.13	0.63
Net (%)	0.97	1.12	0.62
7

American Growth-Income Trust
Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Charles E. Ellwein, J. Blair Frank, Keiko McKibben, Donald D. O'Neal, William L. Robbins, Carlos A. Schonfeld

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide long-term growth of capital and income. The trust invests all of its assets in Class 1 shares of its master fund, Growth-Income FundSM, a series of American Funds Insurance Series. Growth-Income Fund invests primarily in common stocks or other securities that Growth-Income Fund’s investment advisor believes demonstrate the potential for appreciation and/or dividends. Although Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. Growth-Income Fund is designed for investors seeking both capital appreciation and income.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)*
Information technology	20.2
Industrials	14.2
Health care	13.8
Financials	8.9
Consumer discretionary	8.0
Communication services	7.5
Consumer staples	5.8
Energy	4.8
Utilities	4.1
Materials	3.2
Real estate	1.8
Short-term investments and other	7.7
* The weightings represent the holdings of Growth-Income Fund. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, American Growth-Income Trust Series I shares declined 16.78% and the S&P 500 Index declined 18.11%.
Environment  ►  U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.
The portfolio declined for the period but outperformed its benchmark. Investments within the information technology and industrials sectors were top contributors to the fund’s relative returns. Not owning electric car firm Tesla, Inc. and underweights in NVIDIA Corp. and Apple, Inc. aided results. An out-of-benchmark position in energy company
Canadian Natural Resources was a top individual contributor, as the stock outpaced the market overall.
On the downside, security selections within the communication services, energy and financials sectors dragged on portfolio returns. Netflix, Inc. was the fund’s top individual detractor owing to an overweight position and returns that lagged the market overall. An underweight position in Exxon Mobil Corp. and not owning pharmaceutical giant Merck & Company, Inc. also detracted from results.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I	-16.78	7.43	11.14	43.07	187.64
American Growth-Income Trust Series II	-16.84	7.35	11.04	42.56	185.01
American Growth-Income Trust Series III	-16.56	7.80	11.53	45.59	197.84
S&P 500 Index	-18.11	9.42	12.56	56.88	226.54
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. The expense ratios reflect the combined fees of the portfolio and the master fund. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series III
Gross (%)	0.92	1.07	0.57
Net (%)	0.91	1.06	0.56
8

American International Trust
Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Nicholas J. Grace, Sung Lee, Renaud H. Samyn, Christopher M. Thomsen

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, International FundSM, a series of American Funds Insurance Series. International Fund invests primarily in common stocks of companies located outside the United States, including in companies domiciled in emerging markets, that its advisor believes have the potential for growth.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)*
Industrials	16.6
Information technology	13.8
Health care	12.9
Energy	10.7
Materials	10.6
Financials	9.2
Consumer discretionary	9.2
Communication services	6.2
Consumer staples	4.3
Utilities	1.8
Real estate	0.6
Short-term investments and other	4.1
* The weightings represent the holdings of International Fund. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, American International Trust Series I shares declined 21.11% and the MSCI ACWI ex USA Index declined 16.00%.
Environment  ►  Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The Russian invasion of Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI ex USA Index. Late in the year, signs that inflation may have peaked in the United States, Europe, and elsewhere sparked a rally that erased some of the losses.
The portfolio posted a negative return and underperformed its benchmark. Stock selection within the information technology sector dragged on returns. Overweights in Singapore tech conglomerate Sea Ltd., Japanese human resources firm Recruit Holdings Company, Ltd. and South Korean chipmaker SK Hynix, Inc. were among the top individual detractors.
Stock selection and an overweight within the energy sector boosted relative returns. Within individual securities, overweights in Japanese pharmaceutical firm Daiichi Sankyo Company, Ltd, Brazilian energy company Petroleo Brasileiro SA, and Brazilian metal and mining outfit Vale S.A. were key contributors.
On a geographic basis, stock selection in the U.S. and Asia Pacific, including Japan, detracted, while selection in emerging markets contributed to relative performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
American International Trust Series I	-21.11	-1.40	3.53	-6.83	41.46
American International Trust Series II	-21.16	-1.53	3.39	-7.40	39.60
American International Trust Series III	-20.80	-1.05	3.89	-5.16	46.50
MSCI ACWI ex USA Index	-16.00	0.88	3.80	4.49	45.20
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI All Country World (ACWI) ex USA Index tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed markets and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. The expense ratios reflect the combined fees of the portfolio and the master fund. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series III
Gross (%)	1.17	1.32	0.82
Net (%)	1.16	1.31	0.81
9

Blue Chip Growth Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Paul Greene II

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide long-term growth of capital with current income as a second objective. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that, in the subadvisor’s view, are well established in their industries and have the potential for above-average earnings growth.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Information technology	47.6
Health care	16.7
Consumer discretionary	14.7
Communication services	12.9
Financials	5.2
Materials	1.3
Industrials	1.1
Short-term investments and other	0.5

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2022, Blue Chip Growth Trust Series I shares declined 38.09% and the S&P 500 Index declined 18.11%.
Environment  ►  Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The U.S. Federal Reserve’s (Fed’s) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market.
The portfolio posted a negative return and underperformed its benchmark. Communication services sector was a significant detractor from relative results, driven primarily by security choices and an overweight allocation. Shares of Meta Platforms, Inc. sold off sharply due to a combination of headwinds from a number of issues, including Apple iOS privacy changes and a significant drop in advertising demand. Stock selection and an overweight allocation in the information technology sector also hindered relative returns.
Security selection and an overweight exposure in the consumer discretionary sector further weighed on relative performance. Shares of Amazon.com, Inc. traded lower in response to deceleration within both e-commerce and Amazon Web Services as consumer confidence and enterprise cloud spend softened due to macro concerns.
In contrast, real estate modestly contributed due to an underweight allocation, which was partially offset by stock selection. We remain underweight to real estate, given the lack of attractive opportunities with long-term growth prospects.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	-38.09	5.16	11.70	28.62	202.39
Blue Chip Growth Trust Series II	-38.20	4.96	11.48	27.38	196.44
Blue Chip Growth Trust Series NAV	-38.05	5.22	11.76	28.96	203.96
S&P 500 Index	-18.11	9.42	12.56	56.88	226.54
Russell 1000 Growth Index	-29.14	10.96	14.10	68.21	273.97
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Russell 1000 Growth Index tracks the performance of publicly traded large-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.82	1.02	0.77
Net (%)	0.81	1.01	0.76
10

Capital Appreciation Trust
Subadvisor: Jennison Associates LLC
Portfolio Managers: Blair A. Boyer, Michael A. Del Balso, Rebecca Irwin, Natasha Kuhlkin, CFA, Kathleen A. McCarragher. Effective January 4, 2023, Spiros “Sig” Segalas no longer served as a portfolio manager for the fund.

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital by investing at least 65% of the trust’s total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadvisor believes to have above-average growth prospects.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	34.8
Consumer discretionary	24.8
Health care	15.2
Communication services	10.8
Consumer staples	3.7
Financials	3.6
Industrials	2.4
Energy	2.3
Real estate	1.7
Short-term investments and other	0.7

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Capital Appreciation Trust Series I shares declined 37.70% and the Russell 1000 Growth Index declined 29.14%.
Environment  ►  Over the past year, the investment backdrop shifted from one of stimulus to one of high inflation and tightening financial conditions. U.S. equity markets began the period near all-time highs, but surprisingly high inflation spurred the U.S. Federal Reserve to embark on a tightening path that led to a spike in U.S. Treasury yields and a repricing of risk, which weighed heavily on higher-valuation, higher-growth stocks. These pressures persisted throughout the year, exacerbated by the Russian invasion of Ukraine and COVID-19 lockdowns in China, leading to widespread concerns around global growth.
The portfolio’s underperformance of its benchmark in large part reflects the higher expected growth and higher valuation of its holdings. These valuations proved to be particularly vulnerable to the significant derating that occurred, as interest rates moved sharply higher. Recognizing the changes in discount rates and risk tolerance, we made adjustments to the portfolio early in, and throughout, the period by reducing or eliminating positions in companies with minimal free cash flows and very high valuations. We also reduced or eliminated companies that benefited disproportionately from pandemic demand as well as social media companies facing revenue pressures related to changes in privacy standards.
Portfolio underperformance was also driven by select out of benchmark positions with disappointing fundamentals. Two names with outsized impact were Shopify, Inc. and Snap, Inc. E-commerce leader Shopify suffered a meaningful deceleration after the economy reopened. We reduced and ultimately exited the stock, as it became clear that the need for reinvestment into sales, technology, and physical fulfillment networks would be more significant for longer than we had envisioned. In the case of Snap, social media stocks reported disappointing results in 2022, and the position in Snap detracted from performance. We also exited the stock, expecting resolution of these challenges to take some time.
On the positive side, healthcare holdings Eli Lilly and Company and Novo Nordisk A/S (out of benchmark), luxury consumer holdings company LVMH Moet Hennessy Louis Vuitton SE (out of benchmark), and energy firm Schlumberger, Ltd. (out of benchmark) helped the portfolio’s relative returns. Adding exposure to healthcare stocks with strong fundamentals and positive multiyear catalysts was an important change in the portfolio over the course of the year.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	-37.70	8.21	12.90	48.34	236.45
Capital Appreciation Trust Series II	-37.88	7.99	12.67	46.89	229.59
Capital Appreciation Trust Series NAV	-37.59	8.29	12.97	48.94	238.45
Russell 1000 Growth Index	-29.14	10.96	14.10	68.21	273.97
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 1000 Growth Index tracks the performance of publicly traded large-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.79	0.99	0.74
Net (%)	0.78	0.98	0.73
11

Capital Appreciation Value Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the trust’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options. The trust may invest up to 20% of its total assets in foreign securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Portfolio Composition (% of net assets)
Common stocks	62.0
Term loans	12.6
U.S. Government	9.4
Corporate bonds	6.7
Preferred securities	0.4
Asset backed securities	0.3
Convertible bonds	0.1
Short-term investments and other	8.5

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2022, Capital Appreciation Value Trust Series I shares declined 11.86% and the S&P 500 Index declined 18.11%.
Environment  ►  U.S. stocks fell sharply in 2022, with major indexes posting their worst year since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, and the U.S. Federal Reserve’s (Fed’s) short-term interest rate increases starting in mid-March. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.
The portfolio’s overall fixed income weight increased compared with the beginning of the year. Its largest exposure remains in term loans, which we think at current levels offer attractive risk-adjusted return profiles. We also like that bank loans are at the top of the capital structure and benefit from rising interest rates. The fixed income component of the portfolio contributed to the portfolio's performance.
The portfolio posted a negative return but outperformed its benchmark. The energy sector detracted from relative performance due to an underweight allocation. Energy was by far the best-performing sector during the year. The sector surged with oil and natural gas prices in the early part of the year and benefited late in the period from progress in the post-pandemic economic reopening of China. The healthcare sector also hurt relative results due to weak stock selection, which was partially offset by an overweight allocation. Shares of diagnostic and life sciences equipment maker PerkinElmer, Inc. underperformed as investors appeared to cool on the life sciences and tools industry after a period of strong returns driven by the demand for equipment needed to test for COVID-19. Additionally, markets had a negative initial reaction to the company’s announced planned divesture of a large business segment focused on applied science in biopharmaceuticals and food and environmental safety.
Conversely, the consumer discretionary sector boosted relative returns due to strong stock selection. Shares of Yum! Brands, Inc.—parent company of Taco Bell, KFC, and Pizza Hut—declined but outperformed sector peers. Despite some pressure on international sales due to pandemic-related lockdowns in China and suspended operations in Russia, the company posted strong same-store sales in other regions, as well as better-than-expected new unit growth. The information technology sector also contributed to relative returns due to stock selection and a moderate overweight allocation. NXP Semiconductors NV is a Netherlands-based diversified, mixed-signal semiconductor manufacturer and the largest supplier of chips to the automotive industry. We initiated a position late in the first quarter and since then shares have outperformed sector peers driven by solid growth in its core automotive division. An overweight allocation and stock selection in the utilities sector also aided relative returns.
The portfolio's covered call strategy detracted from performance on an absolute basis but modestly contributed overall.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Value Trust Series I	-11.86	8.81	10.62	52.54	174.46
Capital Appreciation Value Trust Series II	-12.07	8.57	10.39	50.86	168.62
Capital Appreciation Value Trust Series NAV	-11.87	8.85	10.66	52.83	175.44
S&P 500 Index	-18.11	9.42	12.56	56.88	226.54
Blended Index	-15.79	5.96	8.08	33.56	117.59
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.93	1.13	0.88
Net (%)	0.92	1.12	0.87
12

Disciplined Value International Trust
Subadvisor: Boston Partners Global Investors, Inc.
Portfolio Managers: Joseph F. Feeney, Jr., CFA, Christopher K. Hart, CFA, Joshua M. Jones, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Industrials	19.6
Financials	18.6
Consumer discretionary	10.5
Materials	10.1
Energy	10.1
Health care	9.7
Communication services	7.1
Information technology	5.0
Consumer staples	4.6
Utilities	1.2
Short-term investments and other	3.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Disciplined Value International Trust Series I shares declined 4.77% and the MSCI EAFE Index declined 14.45%.
Environment  ►  International equity markets, as represented by the portfolio’s benchmark, the MSCI EAFE Index, declined through the third quarter of 2022 before partly rebounding during the fourth quarter. The selloff during the first three quarters was precipitated by Russia’s invasion of Ukraine, inflation, concerns about a global recession, and a strengthening U.S. dollar. Investor sentiment markedly improved during the fourth quarter on signs that U.S. inflation had peaked and hopes that the U.S. Federal Reserve could pivot to a market friendly stance.
Stock selection and sector allocation both contributed positively. Stock selection led the relative strength in the industrials, financials, and materials sectors. In the industrials sector, aerospace and defense stocks Rheinmetall AG and BAE Systems PLC benefited from Russia’s invasion of Ukraine. The Rheinmetall position was reduced in March and proceeds added to BAE. In the financials sector, Everest RE (out of benchmark) was a top contributor, and Sampo OYJ benefitted from the sale of noncore assets. Capital markets holding UBS Group AG contributed as it has seen significant inflows into its Asia-Pacific wealth management division over the past several months from clients fleeing Credit Suisse Group AG. In the materials sector, mining companies Glencore PLC and Yamana Gold, Inc (out of benchmark) outperformed. Glencore saw exceptionally strong free cash flow generation from the coal business and Yamana benefited from the announced acquisition by Gold Fields Ltd.
Conversely, stock selection detracted in the consumer discretionary sector, where Persimmon PLC traded lower on recession and inflation worries. Auto holdings Subaru Corp., Stellantis NV, and Volkswagen AG also detracted. Despite recession concerns, we believe autos can continue to produce into a recession and earnings should hold up reasonably well because of record low inventory levels. Persimmon and Volkswagen were sold during the period. Sector allocation contributed positively due to an overweight positioning in the energy sector and underweight positioning in the information technology sector.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Disciplined Value International Trust Series I	-4.77	1.20	3.57	6.13	41.98
Disciplined Value International Trust Series II	-4.98	1.01	3.37	5.14	39.24
Disciplined Value International Trust Series NAV	-4.75	1.25	3.62	6.39	42.67
MSCI EAFE Index	-14.45	1.54	4.67	7.95	57.87
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.93	1.13	0.88
Net (%)	0.92	1.12	0.87
13

Emerging Markets Value Trust
Subadvisor: Dimensional Fund Advisors LP
Portfolio Managers: Jed S. Fogdall, Allen Pu, CFA, PhD, Ethan Wren, CFA. Effective January 1, 2023, Bhanu P. Singh no longer served as a portfolio manager for the fund.

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Subadvisor.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	30.3
Materials	14.9
Information technology	11.4
Energy	9.6
Industrials	9.5
Consumer discretionary	8.4
Real estate	4.5
Consumer staples	3.2
Communication services	2.9
Health care	2.5
Utilities	1.6
Other assets and liabilities, net	1.2

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Emerging Markets Value Trust Series I shares declined 11.67% and the MSCI Emerging Markets Index declined 20.09%.
Environment  ►  In U.S. dollar terms, emerging markets had negative performance for the one-year period, trailing both the U.S. and developed ex-U.S. markets. Most major emerging-market currencies, such as Turkish lira, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.
Along the market capitalization dimension, small caps (MSCI Emerging Markets Small Cap Index) outperformed large caps (MSCI Emerging Markets Index). Midcaps (MSCI Emerging Markets Mid Cap Index), a subset of the MSCI Emerging Markets Index universe, outperformed both small and large caps. Along the relative price dimension, large-cap value stocks (MSCI Emerging Markets Value Index) outperformed large-cap growth stocks (MSCI Emerging Markets Growth Index) and small-cap value stocks (MSCI Emerging Markets Small Cap Value Index) outperformed small-cap growth stocks (MSCI Emerging Markets Small Cap Growth Index).
The portfolio’s focus on value stocks contributed positively to relative performance. At the country level, the portfolio’s lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall index for the period.
At the sector level, the portfolio’s underweight to the information technology sector, due to the focus on value stocks, contributed positively to relative performance as information technology sector underperformed the overall index.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Emerging Markets Value Trust Series I	-11.67	-0.51	1.23	-2.52	12.97
Emerging Markets Value Trust Series II	-11.87	-0.70	1.10	-3.43	11.58
Emerging Markets Value Trust Series NAV	-11.63	-0.44	1.29	-2.17	13.69
MSCI Emerging Markets Index	-20.09	-1.40	1.44	-6.79	15.33
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Series II shares were first offered on May 27, 2015. The performance shown links the performance of Series NAV shares, which have lower expenses than Series II shares. Had the performance prior to May 27, 2015 reflected Series II expenses, performance would be lower.
The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.04	1.24	0.99
Net (%)	1.03	1.23	0.98
14

Equity Income Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: John D. Linehan, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide substantial dividend income and also long-term growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Financials	21.0
Health care	17.7
Industrials	10.8
Energy	8.6
Utilities	8.3
Consumer staples	7.0
Information technology	6.9
Communication services	5.1
Consumer discretionary	5.0
Materials	4.3
Real estate	4.0
Short-term investments and other	1.3

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2022, Equity Income Trust Series I shares declined 3.40% and the Russell 1000 Value Index declined 7.54%.
Environment  ►  Growth stocks significantly underperformed value stocks across all market capitalizations. Within the Russell 1000 Value Index, most sectors posted negative returns. Information technology, communication services, real estate, and consumer discretionary posted the weakest returns.
The portfolio posted a loss but outperformed its benchmark. The financials sector was a significant relative contributor for the period, due to strong stock selection. American International Group, Inc. outperformed the financials sector. The company’s life and retirement business line, which was spun off in September 2022, had a mixed impact on the stock as capital markets pressure impacted earnings and a declining investment portfolio impacted book value.
The healthcare sector also aided relative returns owing to positive stock choices. Shares of AbbVie, Inc. (out of benchmark) outperformed the healthcare sector over the year-to-date period. Shares advanced in April after the FDA approved Rinvoq and Skyrizi for use, which may help balance sales deficits from Humira’s patent loss in 2023. Later in the period, shares were negatively impacted as the company reported a revenue miss driven by headwinds in its Aesthetics business.
The consumer discretionary sector further contributed to relative results due to positive stock picks. Shares of Las Vegas Sands Corp. have lagged reopening peers as China’s increased lockdowns throughout the year delayed reopening in Macau. Shares benefited during the third and fourth quarter due to a strong recovery in its Singapore operations, which helped offset some of the costs associated with Macau.
Conversely, stock selection in the energy sector notably detracted from relative performance. Shares of TC Energy Corp .(out of benchmark) detracted from relative performance over the calendar-year period. Shares were lifted early in the year as global natural gas prices dramatically rose following Russia’s invasion of Ukraine. In the third quarter, shares were pressured as capital markets risk and a higher interest rate environment weighed on performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Equity Income Trust Series I	-3.40	6.93	9.69	39.80	152.24
Equity Income Trust Series II	-3.64	6.72	9.48	38.42	147.27
Equity Income Trust Series NAV	-3.38	6.98	9.75	40.15	153.55
Russell 1000 Value Index	-7.54	6.67	10.29	38.09	166.32
S&P 500 Index	-18.11	9.42	12.56	56.88	226.54
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 1000 Value Index tracks the performance of publicly traded large-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.77	0.97	0.72
Net (%)	0.76	0.96	0.71
15

Financial Industries Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Susan A. Curry, Ryan P. Lentell, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that are principally engaged in financial services.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Industry Composition (% of net assets)
Banks	47.1
Insurance	28.9
Capital markets	13.9
Diversified financial services	2.8
Equity real estate investment trusts	2.6
Consumer finance	1.5
Thrifts and mortgage finance	0.5
Mortgage real estate investment trusts	0.5
Short-term investments and other	2.2

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Financial Industries Trust Series I shares declined 13.67% and the S&P 500 Financials Index declined 10.53%.
Environment  ►  The world equity markets experienced poor performance in 2022. Inflation, which had already been rising prior to Russia’s invasion of Ukraine in February, took another leg higher in the months following the start of the conflict. The U.S. Federal Reserve and other central banks were forced to tighten monetary policy aggressively to contain price pressures, weighing on the outlook for economic growth and corporate earnings. These developments, together with slowing growth in China and mounting fears of a recession in Europe, weighed heavily on sentiment.
The financials sector declined in this challenging environment although it significantly outperformed global markets, as measured by the MSCI World
Index. From a subsector perspective, performance dispersion was wide, with the more economically sensitive industries of equity real estate investment trusts and banks generally underperforming. More defensive industries, such as insurance and diversified financial services, afforded relative protection providing solid positive absolute returns.
The portfolio posted a loss and underperformed the S&P 500 Financials Index. Out-of-benchmark positions in the real estate and information technology sectors detracted from returns, while several positions in the insurance space contributed to relative performance.
Live Oak Bancshares, Inc., a high growth tech-enabled national small business lender, detracted from performance during the period. Berkshire Hathaway, Inc. and Brookfield Corp. (out of benchmark) detracted from the portfolio's performance during the period. Prologis, Inc., a U.S.
based industrial real estate investment trust, also hurt performance during the year.
Unum Group, a provider of life and disability insurance as well as other employee group benefits, aided performance. TriCo Bancshares, a California-based regional bank, was also a contributor during the period. Bank of America Corp., S&P Global, Inc., and American International Group, Inc. were also contributors to the portfolio's relative performance.
Over the period, we positioned the portfolio consistent with our view related to the global economic environment and its impact on the global financials sector. A challenging macro environment led us to position the portfolio more defensively during the year by substantially increasing its exposure to insurance companies while also reducing its exposure to the banking industry.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Financial Industries Trust Series I	-13.67	5.21	9.39	28.93	145.38
Financial Industries Trust Series II	-13.83	5.01	9.17	27.66	140.49
Financial Industries Trust Series NAV	-13.61	5.27	9.45	29.27	146.62
S&P 500 Financials Index	-10.53	6.42	12.16	36.48	215.06
S&P 500 Index	-18.11	9.42	12.56	56.88	226.54
Lipper Financial Services Index	-11.61	5.82	10.78	32.68	178.36
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Financials Index tracks the performance of publicly traded large-cap financial companies in the United States.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.90	1.10	0.85
Net (%)	0.89	1.09	0.84
16

Fundamental All Cap Core Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Emory (Sandy) Sanders, CFA, Jonathan T. White, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	25.0
Consumer discretionary	21.5
Financials	19.1
Communication services	9.3
Energy	5.5
Health care	5.5
Industrials	4.7
Consumer staples	3.3
Real estate	2.3
Materials	1.3
Short-term investments and other	2.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Fundamental All Cap Core Trust Series I shares declined 24.29% and the Russell 3000 Index declined 19.21%.
Environment  ►  U.S. stocks advanced in the fourth quarter, buoyed by strong performance in October and November as encouraging inflation data led to hope that the U.S. Federal Reserve would soon ease up on its interest rate increases.
The portfolio posted a loss and underperformed its benchmark. Stock picks in the communication services, consumer staples and a large overweight in the consumer discretionary sector notably hampered the strategy’s relative performance.
Individual detractors included an overweight in e-commerce giant Amazon.com, Inc., which declined after the company gave weaker-than-expected guidance for the fourth quarter and all-important holiday sales season. Shares of leading social network and metaverse company Meta Platforms, Inc. fell as investors reacted negatively to the company’s decision to accelerate investments in its nascent metaverse business. We eliminated the portfolio’s holdings in Meta Platforms early in the period.
On the upside, positioning in the information technology sector and stock picks in the consumer discretionary sector boosted relative performance. A sizable overweight in liquefied natural gas company Chenière Energy, Inc., contributed to the over all performance as weakening natural gas prices spurred some profit-taking. Top contributors include BellRing Brands, Inc. and Suncor Energy, Inc. (out of benchmark) were overall contributors. Elsewhere, the stock of investment banking company The Goldman Sachs Group, Inc. rallied, thanks to strong execution in a challenging environment, enthusiasm for the company’s global footprint and alternative investment offerings.
The portfolio ended the period with notable overweights in the consumer discretionary and financials sectors, an increased stake in the information technology, and reduced exposure to the communication services sector.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Fundamental All Cap Core Trust Series I	-24.29	8.26	12.30	48.68	219.04
Fundamental All Cap Core Trust Series II	-24.43	8.04	12.08	47.21	212.72
Fundamental All Cap Core Trust Series NAV	-24.26	8.31	12.35	49.04	220.54
Russell 3000 Index	-19.21	8.79	12.13	52.37	214.28
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 3000 Index tracks the performance of 3,000 publicly traded large-, mid-, and small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.76	0.96	0.71
Net (%)	0.75	0.95	0.70
17

Fundamental Large Cap Value Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Nicholas Renart, Emory (Sandy) Sanders, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation. Under normal market conditions, the trust invests at least 80% of its net assets in equity securities of large-capitalization companies. The trust considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. Equity securities include common, convertible, and preferred securities and their equivalents.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	19.5
Health care	16.4
Industrials	14.8
Information technology	12.7
Consumer staples	9.7
Communication services	7.5
Energy	7.4
Consumer discretionary	7.1
Real estate	2.4
Materials	1.9
Short-term investments and other	0.6

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Fundamental Large Cap Value Trust Series I shares declined 7.95% and the Russell 1000 Value Index declined 7.54%.
Environment  ►  The U.S. stock market posted a steep loss in 2022, as inflation remained stubbornly high. The U.S. Federal Reserve aggressively hiked its short-term interest rate target, and fears mounted that the U.S. economy and earnings could be headed for a sharp recession. Added headwinds included geopolitical tensions and late-year signs of decelerated consumer spending. For the period, U.S. equities across all market capitalizations posted sizable declines; however, value stocks significantly outperformed growth stocks.
The portfolio posted a loss and slightly underperformed its benchmark. Security selection in the industrials and information technology sectors, a sizable overweight in the energy sector and positioning in the real estate sector aided the portfolio’s relative performance. Among individual contributors were a large overweight in liquefied natural gas producer (LNG) Chenière Energy, Inc. and a stake in Canadian oil sands producer Suncor Energy, Inc. (out of benchmark) holding. Each stock performed well as energy demand improved amid global supply shifts. Another standout was managed care company Elevance Health, Inc., an overweight that benefited from improved demand for its services and the defensive nature of its business model.
Conversely, stock picks in the communication services and financials sectors and positioning in the consumer discretionary sector hindered relative performance. Individual disappointments included private equity firm KKR & Company, Inc., which declined as market weakness and higher interest rates lowered near-term expectations around performance fees and the company’s ability to deploy capital. Elsewhere, a new position in Elanco Animal Health, Inc., which produces medicine for pets and livestock, fell as investors awaited a turnaround in the business. Lastly, shares of media giant Comcast Corp. were pressured by subscriber losses as mobility recovered. Each of these stocks was an overweight at period end.
While stock prices generally reflect expectations for a fairly negative and prolonged earnings recession, we expect mild economic deceleration and better-than-expected earnings growth in 2023, with acceleration in 2024.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Fundamental Large Cap Value Trust Series I	-7.95	8.59	10.96	50.96	182.87
Fundamental Large Cap Value Trust Series II	-8.13	8.37	10.74	49.46	177.26
Fundamental Large Cap Value Trust Series NAV	-7.86	8.64	11.02	51.36	184.41
Russell 1000 Value Index	-7.54	6.67	10.29	38.09	166.32
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 1000 Value Index tracks the performance of publicly traded large-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.77	0.97	0.72
Net (%)	0.76	0.96	0.71
18

Global Equity Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Paul Boyne, Uday Chatterjee, Stephen Hermsdorf, Felicity Smith. Effective March 31, 2022, Uday Chatterjee and Felicity Smith were added as portfolio managers of the fund.

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	24.9
Financials	14.9
Health care	10.6
Consumer staples	9.7
Materials	8.7
Communication services	8.7
Industrials	7.8
Energy	5.9
Consumer discretionary	4.9
Utilities	1.9
Real estate	1.5
Short-term investments and other	0.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Global Equity Trust Series I shares declined 14.84% and the MSCI World Index declined 18.14%.
Environment  ►  Global equity markets experienced poor performance in 2022. Inflation, which had already been rising prior to Russia’s invasion of Ukraine in February, took another leg higher in the months following the start of the conflict. The U.S. Federal Reserve and other central banks were forced to tighten monetary policy aggressively to contain price pressures, weighing on the outlook for economic growth and corporate earnings. These developments, together with slowing growth in China and mounting fears of a recession in Europe, weighed heavily on sentiment.
Growth stocks, which tend to be adversely affected by rising rates, were poor performers while value names held up reasonably well due to gains in the energy and healthcare industry. The emerging markets also suffered outsized losses, reflecting the collapse in Russia’s market and weakness in Chinese equities.
The portfolio posted a loss but outperformed its benchmark. Specifically, stock selection in the information technology and financials sectors were the largest contributors to relative outperformance.
An underweight exposure within the consumer discretionary sector contributed to the relative gains.
Among the largest individual contributors included Corteva, Inc., TotalEnergies SE, and Sumitomo Mitsui Financial Group, Inc. Offsetting a portion of the relative outperformance was stock selection in the United Kingdom as well as within the industrials and consumer staples sectors. Overweight exposures to the emerging markets and within the communication services sector also offset a portion of the relative gains. Among the largest individual detractors included Meta Platforms, Inc., Alphabet, Inc., and Samsung Electronics Company, Ltd. Meta Platforms was sold during the period.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Global Equity Trust Series I	-14.84	1.79	5.44	9.27	69.88
Global Equity Trust Series II	-15.01	1.59	5.23	8.21	66.53
Global Equity Trust Series NAV	-14.81	1.84	5.49	9.55	70.61
MSCI World Index	-18.14	6.14	8.85	34.70	133.58
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.93	1.13	0.88
Net (%)	0.92	1.12	0.87
19

Health Sciences Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Ziad Bakri, MD, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Industry Composition (% of net assets)
Biotechnology	27.2
Health care providers and services	20.7
Pharmaceuticals	17.9
Life sciences tools and services	17.1
Health care equipment and supplies	14.4
Health care technology	1.0
Specialty retail	0.2
Capital markets	0.1
Short-term investments and other	1.4

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2022, Health Sciences Trust Series I shares declined 13.09% and the Lipper Health/Biotechnology Index declined 12.94%, and the S&P 500 Index declined 18.11%.
Environment  ►  Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The U.S. Federal Reserve’s aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022.
The portfolio posted a negative return, outperformed the S&P 500 Index but underperformed the Lipper Health/Biotechnology Index. The portfolio's exposure to the services subsector, particularly a larger exposure to managed care companies such as UnitedHealth Group, Inc. and Elevance Health, Inc. assisted relative returns. The group benefited from strong fundamentals driven by a robust commercial pricing environment, broadly in-line healthcare utilization trends, and abating political overhangs.
An overweight allocation to the pharmaceuticals subsector was another source of relative strength, which was partially offset by stock selection. An overweight exposure to pharmaceuticals, which benefited from their more defensive characteristics, was another source of relative strength. Investor preference for companies with strong balance sheets and cash flow generation in an environment with persistent inflation and rising interest rates benefited firms such as Merck & Company, Inc. and Eli Lilly and Company.
Conversely, an unfavorable stock selection in the biotechnology industry detracted from relative returns.
The life sciences industry also hindered relative returns due to an overweight allocation. The portfolio is overweight in life sciences companies, which develop the platforms, instrumentation, and technology that drives future discovery and the application of drugs and diagnostics. We believe that fundamentals overall remain exceptional. Analytical instruments demand has remained well above historical trends for the second year in a row, driven by demand from biopharma, semiconductors, and reshoring. We expect merger and aquisition activity to accelerate within the group as cash continues to build on balance sheets and sellers’ valuation expectations become more realistic.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Health Sciences Trust Series I	-13.09	9.75	15.09	59.23	307.70
Health Sciences Trust Series II	-13.24	9.53	14.86	57.67	299.67
Health Sciences Trust Series NAV	-13.02	9.81	15.15	59.63	309.76
S&P 500 Index	-18.11	9.42	12.56	56.88	226.54
Lipper Health/Biotechnology Index	-12.94	8.62	13.69	51.23	260.64
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Lipper Health/Biotechnology Index tracks the largest mutual funds within the health biotechnology category.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.01	1.21	0.96
Net (%)	1.00	1.20	0.95
20

International Equity Index Trust
Subadvisor: SSGA Funds Management, Inc.
Portfolio Managers: Thomas Coleman, CFA, Karl Schneider, CAIA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The trust invests at least 80% of its assets in securities listed in the MSCI All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	20.1
Industrials	12.2
Consumer discretionary	11.2
Information technology	10.5
Health care	9.6
Consumer staples	8.8
Materials	8.1
Energy	5.9
Communication services	5.7
Utilities	3.3
Real estate	2.2
Short-term investments and other	2.4

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, International Equity Index Trust Series I shares declined 16.25% and the MSCI ACWI ex USA Index declined 16.00%.
Environment  ►  Global economic growth and equity markets faced multiple headwinds in the first quarter. Commodity prices accelerated the trend as western countries imposed strict sanctions on Russia’s economy. Hawkish pivot by western central banks amid rising inflation also weighed on stocks and bonds. The Russian invasion of Ukraine further exacerbated the supply chain and inflation problems at the end of February.
Markets remained volatile in the second quarter and equities posted sharp declines. Concerns over persistent inflation, Hawkish central bank actions and the ongoing Russian invasion weighed heavily on sentiment. Global markets declined and growth stumbled in the third quarter as inflation remained persistently high, geopolitical tensions escalated, and central banks raised interest rates aggressively, signaling larger-than-expected future hikes. After rallying early in the third quarter, risk assets declined in August and September as central banks struggled with inflation amid slowing economic growth.
After three consecutive quarters of negative performance, the last quarter of 2022 ended the year positively for global equities largely due to the equity rallies seen during October and November. However, the sustainability of these gains was in doubt, as the high inflationary environment continued globally, with no end in sight for the Russian invasion of Ukraine.
The portfolio reported consecutive negative returns for the first three quarters but managed to turn in a positive return in the fourth quarter. On a country level, Brazil, Turkey, and Mexico were the strongest contributors to performance while China, Japan, and Taiwan were the main detractors.
The portfolio used index futures contracts in order to obtain equity exposure for cash and dividend receivable balances. The portfolio’s use of futures helped it track the index and didn’t contribute materially to performance relative to the MSCI ACWI ex USA Index.
On an individual security level, the top positive contributors to performance were Shell PLC, Novo Nordisk A/S, and TotalEnergies SE. The top negative contributors to performance were Samsung Electronics Company, Ltd., Tencent Holdings, Ltd., and Taiwan Semiconductor Manufacturing Company, Ltd.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust Series I	-16.25	0.78	3.58	3.95	42.09
International Equity Index Trust Series II	-16.39	0.58	3.37	2.93	39.29
International Equity Index Trust Series NAV	-16.16	0.83	3.63	4.22	42.82
MSCI ACWI ex USA Index	-16.00	0.88	3.80	4.49	45.20
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI All Country World (ACWI) ex USA Index tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed markets and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.65	0.85	0.60
Net (%)	0.39	0.59	0.34
21

International Small Company Trust
Subadvisor: Dimensional Fund Advisors LP
Portfolio Managers: Jed S. Fogdall, Arun Keswani, CFA, Joel P. Schneider. Effective January 1, 2023, Bhanu P. Singh no longer served as a portfolio manager for the fund

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-cap companies. The trust will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Industrials	22.5
Financials	13.9
Consumer discretionary	12.2
Materials	11.7
Information technology	10.4
Consumer staples	5.8
Energy	5.8
Health care	5.5
Real estate	4.2
Communication services	3.8
Utilities	3.2
Other assets and liabilities, net	1.0

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, International Small Company Trust Series I shares declined 18.17% and the MSCI World ex USA Small Cap Index declined 20.59%.
Environment  ►  In U.S. dollar terms, developed ex-U.S. markets had negative performance for the one-year period, but outperformed both U.S. and emerging markets. Most developed ex-U.S. market currencies, particularly the Swedish krona and Japanese yen, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of the developed ex-U.S. market.
Along the market capitalization dimension, small caps (MSCI World ex USA Small Cap Index) underperformed large caps (MSCI World ex USA Index). Midcaps (MSCI World ex USA Mid Cap Index), a subset of the MSCI World ex USA Index universe, outperformed small caps.
Along the relative price dimension, large-cap value stocks (MSCI World ex USA Value Index) outperformed large-cap growth stocks (MSCI World ex USA Growth Index) and small-cap value stocks (MSCI World ex USA Small Cap Value Index) outperformed small-cap growth stocks (MSCI World ex USA Small Cap Growth Index).
The portfolio’s exclusion of stocks with the lowest profitability and highest relative prices contributed positively to relative performance. Its exclusion of stocks with high asset growth also contributed positively to relative performance. At the sector level, the portfolio’s exclusion of real estate investment trusts (REITs) also contributed positively to relative performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
International Small Company Trust Series I	-18.17	-0.24	5.33	-1.20	68.15
International Small Company Trust Series II	-18.35	-0.45	5.11	-2.24	64.68
International Small Company Trust Series NAV	-18.17	-0.20	5.38	-1.02	68.95
MSCI World ex USA Small Cap Index	-20.59	0.45	5.77	2.27	75.21
MSCI EAFE Small Cap Index	-21.39	-0.05	6.21	-0.23	82.64
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI World ex USA Small Cap Index tracks the performance of publicly traded small-cap stocks of developed-market companies, excluding the United States.
The MSCI Europe, Australasia, and Far East (EAFE) Small Cap Index tracks the performance of publicly traded small-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.01	1.21	0.96
Net (%)	1.00	1.20	0.95
22

Lifestyle Balanced Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA*, David Kobuszewski, CFA*, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The trust operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Asset Allocation (% of net assets)
Equity	50.2
Fixed income	49.8

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Lifestyle Balanced Portfolio Series II shares declined 15.60% and a blend of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index declined 15.11%.
Environment  ►  The world equity markets experienced poor performance in 2022. Inflation, which had already been rising prior to Russia’s invasion of Ukraine in February, took another leg higher in the months following the start of the conflict. The U.S. Federal Reserve and other central banks were forced to tighten monetary policy aggressively to contain price pressures, weighing on the outlook for economic growth and corporate earnings. These developments, together with slowing growth in China and mounting fears of a recession in Europe, weighed heavily on sentiment.
Growth stocks, which tend to be adversely affected by rising rates, were particularly poor performers. Conversely, the value stocks outperformed thanks to the gains for energy stocks. On a regional basis, the U.S. market, which was hurt by growth stocks’ large representation in its major indexes, underperformed its developed-market peers. The emerging markets also suffered losses, reflecting the collapse in Russia’s market and the pronounced weakness in Chinese equities.
The portfolio posted a loss and trailed its blended benchmark. The collective underperformance of the underlying managers, particularly in equities, caused the majority of the shortfall. The most pronounced weakness was in large-cap growth space, followed by the developed- and emerging-market international categories. Manager performance in fixed income detracted, as well.
In terms of positioning, we maintained a steady approach throughout the year. Within the equity portfolio, we slightly decreased the portfolio's holdings in U.S. large-cap equities.
*Geoffrey Kelley, CFA, and David Kobuszewski, CFA, were added as portfolio managers of the portfolio as of January 1, 2023.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Lifestyle Balanced Portfolio Series I	-15.45	3.26	5.27	17.41	67.11
Lifestyle Balanced Portfolio Series II	-15.60	3.05	5.08	16.24	64.11
Lifestyle Balanced Portfolio Series NAV	-15.36	3.32	5.32	17.73	67.88
Morningstar U.S. Moderate Target Allocation Index	-15.32	4.74	6.91	26.04	94.98
Blended Index	-15.11	3.66	5.66	19.70	73.43
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Series I and Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I and Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series I and/or Series NAV expenses, performance would be higher.
Morningstar U.S. Moderate Target Allocation Index seeks 60% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 35% Russell 3000 Index, 15% MSCI EAFE Index, and 50% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.67	0.87	0.62
Net (%)	0.67	0.87	0.62
23

Lifestyle Conservative Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA*, David Kobuszewski, CFA*, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income with some consideration given to growth of capital. The trust operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Asset Allocation (% of net assets)
Fixed income	80.0
Equity	20.0

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Lifestyle Conservative Portfolio Series II shares declined 14.71% and a blend of 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index declined 13.78%.
Environment  ►  The world equity markets experienced poor performance in 2022. Inflation, which had already been rising prior to Russia’s invasion of Ukraine in February, took another leg higher in the months following the start of the conflict. The U.S. Federal Reserve and other central banks were forced to tighten monetary policy aggressively to contain price pressures, weighing on the outlook for economic growth and corporate earnings. These developments, together with slowing growth in China and mounting fears of a recession in Europe, weighed heavily on sentiment.
Growth stocks, which tend to be adversely affected by rising rates, were particularly poor performers. Conversely, the value stocks outperformed thanks to the gains for energy stocks. On a regional basis, the U.S. market, which was hurt by growth stocks’ large representation in its major indexes, underperformed its developed-market peers. The emerging markets also suffered losses, reflecting the collapse in Russia’s market and the pronounced weakness in Chinese equities.
The portfolio posted a loss and underperformed its blended benchmark. The underperformance of the underlying managers, particularly in equities, caused the majority of the shortfall. The most pronounced weakness was in large-cap growth space, followed by the developed- and emerging-market international categories. Manager performance in fixed income detracted, as well.
In terms of positioning, we maintained a steady approach throughout the year. Within the equity portfolio, we slightly decreased the portfolio's holdings in U.S. large-cap equities.
*Geoffrey Kelley, CFA, and David Kobuszewski, CFA, were added as portfolio managers of the portfolio as of January 1, 2023.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Lifestyle Conservative Portfolio Series I	-14.62	1.42	2.80	7.33	31.75
Lifestyle Conservative Portfolio Series II	-14.71	1.22	2.61	6.27	29.33
Lifestyle Conservative Portfolio Series NAV	-14.52	1.48	2.84	7.60	32.33
Morningstar U.S. Conservative Target Allocation Index	-13.02	1.89	3.25	9.80	37.68
Blended Index	-13.78	1.55	2.94	8.01	33.56
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Series I and Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I and Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series I and/or Series NAV expenses, performance would be higher.
Morningstar U.S. Conservative Target Allocation Index seeks 22.5% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 14% Russell 3000 Index, 6% MSCI EAFE Index, and 80% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.70	0.90	0.65
Net (%)	0.69	0.89	0.64
24

Lifestyle Growth Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA*, David Kobuszewski, CFA*, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. Current income is also a consideration. The trust operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Asset Allocation (% of net assets)
Equity	70.5
Fixed income	29.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Lifestyle Growth Portfolio Series II shares declined 16.24% and a blend of 30% Bloomberg U.S. Aggregate Bond Index, 49% Russell 3000 Index, and 21% MSCI EAFE Index declined 16.09%.
Environment  ►  The world equity markets experienced poor performance in 2022. Inflation, which had already been rising prior to Russia’s invasion of Ukraine in February, took another leg higher in the months following the start of the conflict. The U.S. Federal Reserve and other central banks were forced to tighten monetary policy aggressively to contain price pressures, weighing on the outlook for economic growth and corporate earnings. These developments, together with slowing growth in China and mounting fears of a recession in Europe, weighed heavily on sentiment.
Growth stocks, which tend to be adversely affected by rising rates, were particularly poor performers. Conversely, the value stocks outperformed thanks to the gains for energy stocks. On a regional basis, the U.S. market, which was hurt by growth stocks’ large representation in its major indexes, underperformed its developed-market peers. The emerging markets also suffered losses, reflecting the collapse in Russia’s market and the pronounced weakness in Chinese equities.
The portfolio posted a loss and trailed its blended benchmark. The collective underperformance of the underlying managers, particularly in equities, caused the majority of the shortfall. The most pronounced weakness was in large-cap growth space, followed by the developed- and emerging-market international categories. Manager performance in fixed income detracted, as well.
In terms of positioning, we maintained a steady approach throughout the year. Within the equity portfolio, we slightly decreased the portfolio's holdings in U.S. large-cap equities.
*Geoffrey Kelley, CFA, and David Kobuszewski, CFA, were added as portfolio managers of the portfolio as of January 1, 2023.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Lifestyle Growth Portfolio Series I	-16.08	4.39	6.89	23.97	94.70
Lifestyle Growth Portfolio Series II	-16.24	4.19	6.69	22.76	91.14
Lifestyle Growth Portfolio Series NAV	-15.99	4.46	6.94	24.37	95.70
Morningstar U.S. Moderately Aggressive Target Allocation Index	-16.31	5.54	8.14	30.94	118.66
Blended Index	-16.09	4.94	7.41	27.25	104.34
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Moderately Aggressive Target Allocation Index seeks 77.5% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 49% Russell 3000 Index, 21% MSCI EAFE Index and 30% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.65	0.85	0.60
Net (%)	0.65	0.85	0.60
25

Lifestyle Moderate Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA*, David Kobuszewski, CFA*, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The trust operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Asset Allocation (% of net assets)
Fixed income	59.7
Equity	40.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Lifestyle Moderate Portfolio Series II shares declined 15.34% and a blend of 60% Bloomberg U.S. Aggregate Bond Index, 28% Russell 3000 Index, and 12% MSCI EAFE Index declined 14.64%.
Environment  ►  The world equity markets experienced poor performance in 2022. Inflation, which had already been rising prior to Russia’s invasion of Ukraine in February, took another leg higher in the months following the start of the conflict. The U.S. Federal Reserve and other central banks were forced to tighten monetary policy aggressively to contain price pressures, weighing on the outlook for economic growth and corporate earnings. These developments, together with slowing growth in China and mounting fears of a recession in Europe, weighed heavily on sentiment.
Growth stocks, which tend to be adversely affected by rising rates, were particularly poor performers. Conversely, the value stocks outperformed thanks to the gains for energy stocks. On a regional basis, the U.S. market, which was hurt by growth stocks’ large representation in its major indexes, underperformed its developed-market peers. The emerging markets also suffered losses, reflecting the collapse in Russia’s market and the pronounced weakness in Chinese equities.
The portfolio posted a loss and underperformed its blended benchmark. The collective underperformance of the underlying managers, particularly in equities, caused the majority of the shortfall. The most pronounced weakness was in large-cap growth space, followed by the developed- and emerging-market international categories. Manager performance in fixed income detracted, as well.
In terms of positioning, we maintained a steady approach throughout the year. Within the equity portfolio, we slightly decreased the portfolio's holdings in U.S. large-cap equities.
*Geoffrey Kelley, CFA, and David Kobuszewski, CFA, were added as portfolio managers of the portfolio as of January 1, 2023.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Lifestyle Moderate Portfolio Series I	-15.19	2.66	4.48	14.01	55.01
Lifestyle Moderate Portfolio Series II	-15.34	2.45	4.29	12.87	52.24
Lifestyle Moderate Portfolio Series NAV	-15.08	2.71	4.53	14.30	55.80
Morningstar U.S. Moderately Conservative Target Allocation Index	-14.06	3.05	4.85	16.19	60.56
Blended Index	-14.64	2.98	4.77	15.84	59.29
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Moderately Conservative Target Allocation Index seeks 40% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 28% Russell 3000 Index, 12% MSCI EAFE Index, and 60% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.68	0.88	0.63
Net (%)	0.68	0.88	0.63
26

Mid Cap Growth Trust
Subadvisor: Wellington Management Company LLP
Portfolio Managers: Mario E. Abularach, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	25.1
Health care	22.6
Consumer discretionary	19.8
Industrials	11.8
Communication services	5.2
Energy	4.6
Materials	3.6
Financials	3.5
Consumer staples	1.0
Real estate	0.8
Short-term investments and other	2.0

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Mid Cap Growth Trust Series I shares declined 34.64% and the Russell Midcap Growth Index declined 26.72%.
Environment  ►  U.S. equities fell during the period amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings and an increased probability of recession. Equities opened the year lower as they registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s invasion of Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the markets into correction territory in February.
Equities continued to fall during volatile second and third quarters as risk sentiment deteriorated on fears that aggressive interest-rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Equities rallied in the fourth quarter following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters.
The portfolio posted a loss and underperformed its benchmark. Stock selection detracted from relative performance during the period. Weak selection in the information technology and communication services sectors was partially offset by favorable selection in consumer discretionary and materials.
Sector allocation also detracted from relative performance. An overweight in communication services and underweight in energy drove the negative allocation effect, while an underweight in information technology and overweight in healthcare partially offset results.
Top relative detractors included RingCentral, Inc., a cloud-based communications provider, and Spotify Technology SA, a digital music service company. The top relative contributors included Ulta Beauty, Inc., a beauty product retailer, and Insulet Corp., a medical device company.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Mid Cap Growth Trust Series I	-34.64	8.19	11.30	48.22	191.71
Mid Cap Growth Trust Series II	-34.77	7.97	11.07	46.73	185.75
Mid Cap Growth Trust Series NAV	-34.61	8.24	11.35	48.56	193.05
Russell Midcap Growth Index	-26.72	7.64	11.41	44.52	194.56
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell Midcap Growth Index tracks the performance of publicly traded mid-cap companies with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.92	1.12	0.87
Net (%)	0.91	1.11	0.86
27

Mid Cap Index Trust
Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Boncana Maiga, CFA, CIM, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the S&P MidCap 400 Index; and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the Subadvisor believes as a group will behave in a manner similar to the S&P MidCap 400 Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Industrials	19.2
Financials	14.7
Consumer discretionary	13.6
Information technology	11.8
Health care	9.9
Real estate	7.9
Materials	6.4
Utilities	4.0
Consumer staples	3.9
Energy	3.8
Communication services	2.0
Short-term investments and other	2.8

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Mid Cap Index Trust Series I shares declined 13.43% and the S&P MidCap 400 Index declined 13.06%.
Environment  ►  U.S. stock market indexes posted steep losses in 2022, marking their worst year since 2008. Inflation, which the U.S. Federal Reserve (Fed) initially thought would be transitory, remained stubbornly high as energy and food prices soared following Russia’s invasion of Ukraine. To curb inflation, the Fed hiked its key overnight lending rate seven times in 2022 and curtailed its massive bond buying program. Higher rates triggered mounting fears that the U.S. economy was headed for recession, rattling investors. Added headwinds included rising inflation in many non-U.S. developed markets and a shift in China’s restrictive COVID-19 policies that spurred concern over increased transmission of the virus and the potential spread of new variants.
The portfolio posted a loss and underperformed its benchmark. Selection in health care and underweight in energy sector were the primary detractors. Top relative detractors included regional bank Sterling Bancorp, Inc. and transportation company XPO, Inc. Top relative contributors included regional financial services company Webster Financial Corp. and transportation solutions company RXO, Inc.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	-13.43	6.24	10.31	35.37	166.79
Mid Cap Index Trust Series II	-13.59	6.04	10.09	34.11	161.55
Mid Cap Index Trust Series NAV	-13.39	6.30	10.37	35.72	168.12
S&P MidCap 400 Index	-13.06	6.71	10.78	38.34	178.33
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P MidCap 400 Index tracks the performance of 400 mid-cap publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.56	0.76	0.51
Net (%)	0.45	0.65	0.40
28

Mid Value Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Vincent DeAugustino, CFA. Effective June 1, 2022, Vincent DeAugustino, CFA, replaced David J. Wallack as portfolio manager of the fund.

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that are within the Russell Midcap Value Index. The trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	15.6
Industrials	13.7
Health care	10.8
Energy	8.8
Consumer discretionary	8.8
Consumer staples	7.9
Materials	7.6
Information technology	6.2
Real estate	6.2
Communication services	5.0
Utilities	4.9
Short-term investments and other	4.5

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2022. Mid Value Trust Series I shares declined 4.31% and the Russell Midcap Value Index declined 12.03%.
Environment  ►  Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The U.S. Federal Reserve’s (Fed’s) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market.
The portfolio posted a negative return but outperformed its benchmark. The energy sector notably contributed to relative performance driven by an overweight allocation. We remain overweight within the energy sector.
The consumer discretionary sector also boosted relative results, owing to positive stock selection and an underweight allocation. Shares of Strategic Education, Inc. aided relative results over the year. Shares appreciated over the year following reported increases in both enrollments and starts.
Real estate was another area of relative strength, driven by an underweight allocation and favorable stock selection. We rotated the portfolio’s holdings in the real estate sector during the period and maintain a significantly underweight position relative to the benchmark.
On the contrary, weak stock selection in financials detracted from relative results, with the biggest detractor being Signature Bank.
Another area of relative weakness was materials, where stock choices weighed on relative returns. However, this was partially offset by an underweight allocation. Shares of The Scotts Miracle-Gro Company weighed on relative performance over the year.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I	-4.31	6.80	10.42	38.98	169.55
Mid Value Trust Series II	-4.52	6.58	10.20	37.55	164.11
Mid Value Trust Series NAV	-4.30	6.85	10.47	39.25	170.75
Russell Midcap Value Index	-12.03	5.72	10.11	32.07	161.93
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell Midcap Value Index tracks the performance of publicly traded mid-cap companies with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.97	1.17	0.92
Net (%)	0.96	1.16	0.91
29

Real Estate Securities Trust
Subadvisor: Wellington Management Company LLP
Portfolio Manager: Bradford D. Stoesser

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Specialized REITs	22.8
Retail REITs	17.3
Residential REITs	15.7
Industrial REITs	15.1
Health care REITs	10.3
Diversified REITs	5.0
Office REITs	4.9
Hotel and resort REITs	3.7
Construction and engineering	1.2
Hotels, resorts and cruise lines	1.1
Real estate services	0.3
Short-term investments and other	2.6

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2022, Real Estate Securities Trust Series I shares declined 28.51% and the Dow Jones U.S. Select REIT Index declined 25.96%.
Environment  ►  Equities declined during the period, amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings and an increased probability of recession. During the first quarter, fears about the economic implications of Russia’s invasion of Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the S&P 500 Index into correction territory. Equities continued to fall during a volatile second quarter. Surging U.S. Treasury yields and disappointing earnings results from some of the largest technology companies drove the markets lower. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. Equities continued to fall in the third quarter as risk sentiment deteriorated on fears that aggressive interest-rate hikes and tighter financial conditions would constrict economic growth and drive the United States to recession. Equities partially rebound in the fourth quarter fueled by optimism that the Fed would begin to scale back its pace of interest rate hikes.
The portfolio posted a loss and underperformed its benchmark. Stock selection was the primary driver of relative underperformance, driven by weak selection in multifamily and warehouse and logistics. Strong selection in specialty finance and real estate technology partially offset results.
Sector allocation detracted from relative performance, driven by underweights to specialty finance and retail-malls. An overweight in retail-shopping centers and underweight to office partially offset results.
The top relative detractors during the period included not owning Realty Income Corp. and an underweight to Simon Property Group, Inc. The top relative contributors included an out-of-benchmark position in VICI Properties, Inc. and an underweight to Digital Realty Trust, Inc. We eliminated the portfolio’s holdings in Digital Realty Trust prior to period end.
At the end of the period, the portfolio was most overweight in retail-shopping centers and real estate services and most underweight in office and multifamily.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	-28.51	4.35	6.62	23.70	89.84
Real Estate Securities Trust Series II	-28.64	4.14	6.40	22.46	86.03
Real Estate Securities Trust Series NAV	-28.45	4.39	6.67	23.99	90.78
Dow Jones U.S. Select REIT Index	-25.96	2.50	5.74	13.12	74.78
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded real estate investment trusts (REITs) and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.80	1.00	0.75
Net (%)	0.79	0.99	0.74
30

Science & Technology Trust
Subadvisor: T. Rowe Price Associates, Inc. Effective June 23, 2022, T. Rowe Price Associates, Inc. became the sole subadvisor to the fund and Allianz Global Investors U.S. LLC no longer serves as subadvisor.
Portfolio Manager: Ken Allen*

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. Current income is incidental to the trust’s objective. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Information technology	53.6
Consumer discretionary	27.9
Communication services	13.2
Health care	0.4
Real estate	0.3
Short-term investments and other	4.6

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2022, Science & Technology Trust Series I shares declined 35.67% and the Lipper Science and Technology Index declined 36.34%.
Environment  ►  Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The U.S. Federal Reserve’s (Fed’s) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.
The portfolio posted a loss but outperformed its the Lipper Science and Technology Index benchmark. Stock selection in the internet industry contributed to relative performance, which was partially offset by an overweight allocation. Trip.com Group, Ltd., China’s leading online travel agency, rose sharply in the last few months of 2022 following news that the Chinese government would ease its most burdensome travel restrictions associated with the then-implemented COVID-zero policy. The expectation of surging volumes in domestic and international tourism travel in China helped drive the stock price up.
Strong stock picks in the software and hardware industries also contributed to relative returns. Pure
Storage, Inc., a provider of data storage solutions, posted strong earnings and beat estimates early in the year amid difficult supply chain dynamics. We opportunistically reduced the portfolio’s position throughout the remainder of the year.
On the other end of the spectrum, a significant underweight in the financial services industry hindered relative returns. Not owning Visa, Inc. or Mastercard, Inc. hampered relative results as investors were drawn to the relative safety that they can potentially provide during a time of macroeconomic uncertainty. A significant underweight position in the telecom equipment industry also detracted from relative performance.
*Effective October 1, 2023, Anthony Wang will be added as a portfolio manager of the portfolio, and effective January 1, 2024, Ken Allen will no longer serve as a portfolio manager of the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	-35.67	8.57	14.84	50.83	298.86
Science & Technology Trust Series II	-35.76	8.37	14.62	49.44	291.31
Science & Technology Trust Series NAV	-35.64	8.62	14.89	51.20	300.79
S&P 500 Index	-18.11	9.42	12.56	56.88	226.54
Lipper Science and Technology Index	-36.34	9.05	14.09	54.24	273.61
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.03	1.23	0.98
Net (%)	1.02	1.22	0.97
31

Small Cap Index Trust
Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Boncana Maiga, CFA, CIM, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the Russell 2000 Index; and (b) securities (which may or may not be included in the Russell 2000 Index) that the Subadvisor believes as a group will behave in a manner similar to the Russell 2000 Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	16.5
Health care	16.2
Industrials	15.0
Information technology	12.2
Consumer discretionary	10.0
Energy	6.5
Real estate	6.2
Materials	4.1
Consumer staples	3.4
Utilities	3.4
Communication services	2.5
Short-term investments and other	4.0

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Small Cap Index Trust Series I shares declined 20.65% and the Russell 2000 Index declined 20.44%.
Environment  ►  U.S. stock market indexes posted steep losses in 2022, marking their worst year since 2008. Inflation, which the U.S. Federal Reserve (Fed) initially thought would be transitory, remained stubbornly high as energy and food prices soared following Russia’s invasion of Ukraine. To curb inflation, the Fed hiked its key overnight lending rate seven times in 2022 and curtailed its massive bond buying program. Higher rates triggered mounting fears that the U.S. economy was headed for recession, rattling investors. Added headwinds included rising inflation in many non-U.S. developed markets and a shift in China’s restrictive COVID-19 policies that spurred concern over increased transmission of the virus and the potential spread of new variants.
The portfolio posted a loss and underperformed its benchmark. Underweight in energy, materials and utilities sectors were the key laggards. Individual detractors included computer hardware company Synaptics, Inc., automated pharmacy provider Omnicell, Inc., and AMC Entertainment Holdings, Inc. Contributors included oil and gas producers Chord Energy Corp., Antero Resources Corp. (sold during the period), and Helmerich & Payne, Inc.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	-20.65	3.72	8.67	20.03	129.72
Small Cap Index Trust Series II	-20.81	3.52	8.46	18.87	125.23
Small Cap Index Trust Series NAV	-20.63	3.78	8.73	20.38	131.00
Russell 2000 Index	-20.44	4.13	9.01	22.41	136.96
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 2000 Index tracks the performance of approximately 2,000 publicly traded small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.57	0.77	0.52
Net (%)	0.51	0.71	0.46
32

Small Cap Opportunities Trust
Subadvisors: Dimensional Fund Advisors LP and GW&K Investment Management, LLC
Portfolio Managers: Jed S. Fogdall, Marc C. Leblond, Joel P. Schneider, Joseph C. Craigen , CFA, Daniel L. Miller, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Financials	21.5
Industrials	18.1
Consumer discretionary	13.9
Health care	11.9
Information technology	11.9
Energy	7.5
Materials	6.5
Consumer staples	3.6
Communication services	1.9
Real estate	1.5
Utilities	0.4
Short-term investments and other	1.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Small Cap Opportunities Trust Series I shares declined 10.07% and the Russell 2000 Index declined 20.44%.
Environment  ►  U.S. stock market indexes posted steep losses in 2022, marking their worst year since 2008. Inflation, which the U.S. Federal Reserve (Fed) initially thought would be transitory, remained stubbornly high as energy and food prices soared following Russia’s invasion of Ukraine. To curb inflation, the Fed hiked its key overnight lending rate seven times in 2022 and curtailed its massive bond buying program. Higher rates triggered mounting fears that the U.S. economy was headed for recession, rattling investors. Added headwinds included rising inflation in many non-U.S. developed markets and a shift in China’s restrictive COVID-19 policies that spurred concern over increased transmission of the virus and the potential spread of new variants.
Dimensional Fund Advisors LP  ►  The U.S. market had negative performance for the one-year period, trailing developed ex-U.S. markets, but outperforming emerging markets. Along the market capitalization dimension, small caps (Russell 2000 Index) underperformed large caps (Russell 1000 Index). Along the relative price dimension, large-cap value stocks (Russell 1000 Value Index) outperformed large-cap growth stocks (Russell 1000 Growth Index) and small-cap value stocks (Russell 2000 Value Index) outperformed small-cap growth stocks (Russell 2000 Growth Index).
The portfolio’s focus on value stocks contributed positively to relative performance. Its emphasis on stocks with higher profitability also contributed positively to relative performance. At the sector level, the portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance. Additionally, an underweight to the healthcare sector, due to the focus on value stocks, contributed positively to relative performance as healthcare underperformed the overall index. Conversely, the portfolio’s exclusion of highly regulated utilities detracted from relative performance, as utilities outperformed the overall index.
GW&K Investment Management, LLC  ►  The strong relative outperformance came from strong stock selection. Most sectors contributed to the positive stock selection. The top contributor was Chemocentryx, Inc., a biopharmaceutical company that was acquired by Amgen, Inc. neither of which were held at period end. Other contributors included biotech company Halozyme Therapeutics, Inc. and pumping equipment firm ChampionX Corp.
Underweight in energy and selection in industrials and materials detracted from performance. Among the portfolio’s largest detractors were software firms Rapid7, Inc., landscape supplier SiteOne Landscape Supply, Inc., and machinery manufacturer The Shyft Group, Inc.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Small Cap Opportunities Trust Series I	-10.07	6.98	9.73	40.12	153.03
Small Cap Opportunities Trust Series II	-10.24	6.76	9.51	38.69	148.03
Small Cap Opportunities Trust Series NAV	-10.03	7.03	9.79	40.42	154.37
Russell 2000 Index	-20.44	4.13	9.01	22.41	136.96
Russell 2000 Value Index	-14.48	4.13	8.48	22.41	125.59
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 2000 Index tracks the performance of approximately 2,000 publicly traded small-cap companies in the United States.
The Russell 2000 Value Index tracks the performance of publicly traded small-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.14	1.34	1.09
Net (%)	0.88	1.08	0.83
33

Small Cap Stock Trust
Subadvisor: Wellington Management Company LLP
Portfolio Managers: Steven C. Angeli, CFA, Ranjit Ramachandran, CFA, John V. Schneider, CFA. Effective on or about March 1, 2023, Steven C. Angeli, CFA, will no longer serve as a portfolio manager of the fund.

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small-cap companies. For the purposes of the trust, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P SmallCap 600 Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Health care	24.4
Industrials	20.7
Information technology	16.7
Consumer discretionary	10.4
Energy	8.3
Financials	5.5
Consumer staples	4.9
Materials	3.1
Real estate	2.7
Communication services	2.6
Short-term investments and other	0.7

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, the Small Cap Stock Trust Series I shares declined 31.12% and the Russell 2000 Growth Index declined 26.36%.
Environment  ►  U.S. equities fell during the period amid rising inflation, surging borrowing costs, uncertainty about corporate earnings and an increased probability of recession. U.S. equities opened the year lower as they registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s invasion of Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the broad-based S&P 500 Index into correction territory in February.
Equities rallied in the fourth quarter following three straight quarterly declines. Greater optimism that the
Fed would begin to scale back its pace of interest-rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters.
The portfolio posted a loss and underperformed its benchmark. Security selection was a detractor, as weaker selection in the information technology and healthcare sectors was only partially offset by stronger selection in real estate and consumer staples.
Top relative detractors included health services platform R1 RCM Holdco, Inc. and developer of human interface (HMI) hardware and software, Synaptics, Incorporated. We exited the portfolio’s position in R1 RCM prior to period end.
The top relative contributors included e.l.f. Beauty, Inc., a clean, cruelty-free cosmetics company, and Chesapeake Energy, an oil and natural gas producer. We eliminated the portfolio’s position in Chesapeake Energy prior to period end.
At the end of the period, the portfolio was most overweight industrials and healthcare and most underweight information technology and utilities. We increased active exposure to consumer staples, healthcare, and industrials, while reducing active exposure to information technology, communication services, and utilities.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Small Cap Stock Trust Series I	-31.12	6.69	9.71	38.24	152.63
Small Cap Stock Trust Series II	-31.25	6.47	9.50	36.84	147.74
Small Cap Stock Trust Series NAV	-31.13	6.72	9.76	38.40	153.83
Russell 2000 Growth Index	-26.36	3.51	9.20	18.80	141.12
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 2000 Growth Index tracks the performance of publicly traded small-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.11	1.31	1.06
Net (%)	1.10	1.30	1.05
34

Small Cap Value Trust
Subadvisor: Wellington Management Company LLP
Portfolio Managers: Edmond C. Griffin, CFA, Shaun F. Pedersen, Danielle S. Williams, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	24.9
Industrials	18.4
Information technology	10.6
Consumer discretionary	9.0
Materials	8.8
Real estate	7.8
Health care	5.2
Consumer staples	4.0
Communication services	3.1
Utilities	2.7
Energy	2.5
Short-term investments and other	3.0

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Small Cap Value Trust Series I shares declined 10.24% and the Russell 2000 Value Index declined 14.48%.
Environment  ►  U.S. equities fell during the period amid rising inflation, surging borrowing costs, uncertainty about corporate earnings and an increased probability of recession. U.S. equities opened the year lower as they registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s invasion of Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the broad-based S&P 500 Index into correction territory in February.
Equities continued to fall during the second and third quarters. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. Risk sentiment deteriorated on fears that large interest-rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. into a recession.
Equities rallied in the fourth quarter following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its pace of interest-rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters.
The portfolio posted a loss and outperformed its benchmark. Stock selection was the primary driver of relative outperformance. Strong selection in the information technology, healthcare, and financials sectors were only partially offset by weaker selection in consumer staples, real estate, and materials. Sector allocation detracted from relative performance. An underweight to energy was the primary detractor from relative returns.
The top relative contributors included Haemonetics Corp., a global provider of blood and plasma supplies and services, and Huron Consulting Group, Inc., a management consulting company. Top relative detractors included Tyman PLC, manufacturer of building products, and Owens & Minor, Inc., a global healthcare logistics company. We eliminated Tyman and reduced exposure to Owens & Minor.
At the end of the period, the portfolio was most overweight in industrials and information technology and most underweight in healthcare and energy. The largest changes during the period included increased exposure to information technology and decreased exposure to healthcare.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I	-10.24	3.19	7.69	16.99	109.82
Small Cap Value Trust Series II	-10.49	2.97	7.47	15.77	105.45
Small Cap Value Trust Series NAV	-10.25	3.24	7.74	17.26	110.69
Russell 2000 Value Index	-14.48	4.13	8.48	22.41	125.59
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 2000 Value Index tracks the performance of publicly traded small-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.10	1.30	1.05
Net (%)	1.09	1.29	1.04
35

Small Company Value Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: J. David Wagner, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	27.2
Industrials	14.3
Health care	10.9
Real estate	9.0
Consumer discretionary	8.7
Energy	6.9
Information technology	5.8
Utilities	5.3
Materials	4.6
Consumer staples	2.8
Communication services	0.7
Short-term investments and other	3.8

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2022, Small Company Value Trust Series I shares declined 18.73% and the Russell 2000 Value Index declined 14.48%.
Environment  ►  Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The U.S. Federal Reserve’s (Fed’s) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.
The portfolio posted a loss and underperformed its benchmark. The financials sector was a significant detractor from relative results, driven by adverse stock choices. Live Oak Bancshares, Inc., a branchless bank headquartered in North Carolina, shares were punished along with other growth-oriented names during the year, but the company’s most recent results point to continued strength in execution. Live Oak is the largest small-business lender, which may have weighed on shares as well as looming recession fears.
Stock selection in the energy sector also had a negative impact on relative results. Stock picks failed to keep pace with the strong performance of their benchmark peers in the period. The utilities sector further hampered relative performance due to stock selection.
Conversely, the materials sector contributed notably to relative performance, due to strong stock choices. Reliance Steel & Aluminum Company, a leading metals service center in North America, saw its shares move up significantly in a challenging period for industrial stocks. The company has produced record results driven by strong demand, despite steel and other cost inflation. An underweight allocation in communication services sector also boosted relative performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	-18.73	3.55	8.13	19.04	118.41
Small Company Value Trust Series II	-18.95	3.34	7.91	17.87	114.11
Small Company Value Trust Series NAV	-18.70	3.60	8.18	19.34	119.55
Russell 2000 Value Index	-14.48	4.13	8.48	22.41	125.59
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 2000 Value Index tracks the performance of publicly traded small-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.24	1.44	1.19
Net (%)	1.23	1.43	1.18
36

Strategic Equity Allocation Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Matthew Murphy, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks capital appreciation by investing at least 80% of its net assets (plus any borrowings for investments purposes) in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The trust’s allocation to various markets and types of securities will be actively managed.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Information technology	17.6
Health care	14.2
Financials	14.0
Industrials	11.5
Consumer discretionary	10.2
Consumer staples	7.6
Communication services	5.6
Energy	5.0
Materials	4.6
Utilities	3.2
Real estate	3.2
Short-term investments and other	3.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Strategic Equity Allocation Trust Series NAV shares declined 16.98% and a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index declined 17.71%.
Environment  ►  The world equity markets experienced poor performance in 2022. Inflation, which had already been rising prior to Russia’s invasion of Ukraine in February, took another leg higher in the months following the start of the conflict. The U.S. Federal Reserve and other central banks were forced to tighten monetary policy aggressively to contain price pressures, weighing on the outlook for economic growth and corporate earnings. These developments, together with slowing growth in China and mounting fears of a recession in Europe, weighed heavily on sentiment.
Growth stocks, which tend to be adversely affected by rising rates, were particularly poor performers. On the other hand, the value category held up reasonably well thanks to the gains for energy stocks and relative strength for the healthcare sector. The emerging markets also suffered outsized losses, reflecting the collapse in Russia’s market and the pronounced weakness in Chinese equities.
The portfolio posted a loss and outperformed its benchmark. The portfolio’s underweight in U.S. communication services and information technology sectors contributed to performance, while selection in UK equities detracted.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Strategic Equity Allocation Trust Series NAV	-16.98	5.99	9.28	33.76	142.86
S&P 500 Index	-18.11	9.42	12.56	56.88	226.54
Blended Index	-17.71	6.64	9.91	37.93	157.37
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Blended Index is 70% Russell 3000 Index and 30% MSCI EAFE Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Series NAV
Gross (%)	0.66
Net (%)	0.65
37

Total Stock Market Index Trust
Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Boncana Maiga, CFA, CIM, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Wilshire 5000 Total Market Full Cap Index; and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Full Cap Index) that the Subadvisor believes as a group will behave in a manner similar to the Wilshire 5000 Total Market Full Cap Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	23.2
Health care	14.5
Financials	12.0
Consumer discretionary	9.8
Industrials	9.3
Consumer staples	6.9
Communication services	6.8
Energy	5.5
Real estate	3.1
Utilities	2.9
Materials	2.5
Short-term investments and other	3.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Total Stock Market Index Trust Series I shares declined 20.41% and the Wilshire 5000 Total Stock Market Full Cap Index declined 20.15%.
Environment  ►  U.S. stock market indexes posted steep losses in 2022, marking their worst year since 2008. Inflation, which the U.S. Federal Reserve (Fed) initially thought would be transitory, remained stubbornly high as energy and food prices soared following Russia’s invasion of Ukraine. To curb inflation, the Fed hiked its key overnight lending rate seven times in 2022 and curtailed its massive bond buying program. Higher rates triggered mounting fears that the U.S. economy was headed for recession, rattling investors. Added headwinds included rising inflation in many non-U.S. developed markets and a shift in China’s restrictive COVID-19 policies that spurred concern over increased transmission of the virus and the potential spread of new variants.
The portfolio posted a loss and underperformed its benchmark. The information technology, health care and utilities sectors were the primary detractors. Individual detractors included software giant Microsoft Corp., Amazon.com, Inc., and Tesla, Inc. Key contributors included holdings in the energy sector, including gas and oil producers Exxon Mobil Corp., and Chevron Corp.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	-20.41	8.02	11.40	47.04	194.41
Total Stock Market Index Trust Series II	-20.54	7.80	11.18	45.59	188.59
Total Stock Market Index Trust Series NAV	-20.34	8.08	11.46	47.47	195.84
Wilshire 5000 Total Market Full Cap Index	-20.15	8.42	11.87	49.84	207.07
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Wilshire 5000 Total Market Full Cap Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.57	0.77	0.52
Net (%)	0.56	0.76	0.51
38

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a portfolio of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. In the case of the American Portfolios and the Lifestyle Portfolios, in addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 7-1-2022	Ending value on 12-31-2022	Expenses paid during period ended 12-31-2022[1]	Annualized expense ratio
500 Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,021.40	$1.53	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series II	Actual expenses/actual returns	1,000.00	1,020.60	2.55	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series NAV	Actual expenses/actual returns	1,000.00	1,021.70	1.27	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
American Asset Allocation Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,026.90	$3.17	0.62%[2]
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%[2]
Series II	Actual expenses/actual returns	1,000.00	1,027.70	3.63	0.71%[2]
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%[2]
Series III	Actual expenses/actual returns	1,000.00	1,028.70	1.38	0.27%[2]
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%[2]
American Global Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,041.90	$3.35	0.65%[2]
	Hypothetical example	1,000.00	1,021.90	3.31	0.65%[2]
Series II	Actual expenses/actual returns	1,000.00	1,041.70	3.71	0.72%[2]
	Hypothetical example	1,000.00	1,021.60	3.67	0.72%[2]
Series III	Actual expenses/actual returns	1,000.00	1,044.30	1.55	0.30%[2]
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%[2]
39

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2022	Ending value on 12-31-2022	Expenses paid during period ended 12-31-2022[1]	Annualized expense ratio
American Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$997.50	$3.17	0.63%[2]
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%[2]
Series II	Actual expenses/actual returns	1,000.00	997.20	3.47	0.69%[2]
	Hypothetical example	1,000.00	1,021.70	3.52	0.69%[2]
Series III	Actual expenses/actual returns	1,000.00	999.40	1.41	0.28%[2]
	Hypothetical example	1,000.00	1,023.80	1.43	0.28%[2]
American Growth-Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,038.90	$3.24	0.63%[2]
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%[2]
Series II	Actual expenses/actual returns	1,000.00	1,038.80	3.65	0.71%[2]
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%[2]
Series III	Actual expenses/actual returns	1,000.00	1,040.70	1.44	0.28%[2]
	Hypothetical example	1,000.00	1,023.80	1.43	0.28%[2]
American International Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,022.00	$3.26	0.64%[2]
	Hypothetical example	1,000.00	1,022.00	3.26	0.64%[2]
Series II	Actual expenses/actual returns	1,000.00	1,021.70	3.92	0.77%[2]
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%[2]
Series III	Actual expenses/actual returns	1,000.00	1,024.00	1.48	0.29%[2]
	Hypothetical example	1,000.00	1,023.70	1.48	0.29%[2]
Blue Chip Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$935.20	$3.90	0.80%
	Hypothetical example	1,000.00	1,021.20	4.08	0.80%
Series II	Actual expenses/actual returns	1,000.00	934.30	4.88	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Series NAV	Actual expenses/actual returns	1,000.00	935.40	3.66	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Capital Appreciation Trust
Series I	Actual expenses/actual returns	$1,000.00	$970.90	$4.02	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Series II	Actual expenses/actual returns	1,000.00	968.00	5.06	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Series NAV	Actual expenses/actual returns	1,000.00	971.50	3.83	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Capital Appreciation Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,028.40	$4.60	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%
Series II	Actual expenses/actual returns	1,000.00	1,027.10	5.67	1.11%
	Hypothetical example	1,000.00	1,019.60	5.65	1.11%
Series NAV	Actual expenses/actual returns	1,000.00	1,028.10	4.40	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%
Disciplined Value International Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,072.40	$4.91	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Series II	Actual expenses/actual returns	1,000.00	1,071.80	5.95	1.14%
	Hypothetical example	1,000.00	1,019.50	5.80	1.14%
Series NAV	Actual expenses/actual returns	1,000.00	1,072.90	4.65	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%
Emerging Markets Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$987.70	$5.86	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Series II	Actual expenses/actual returns	1,000.00	987.40	6.86	1.37%
	Hypothetical example	1,000.00	1,018.30	6.97	1.37%
Series NAV	Actual expenses/actual returns	1,000.00	988.30	5.61	1.12%
	Hypothetical example	1,000.00	1,019.60	5.70	1.12%
40

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2022	Ending value on 12-31-2022	Expenses paid during period ended 12-31-2022[1]	Annualized expense ratio
Equity Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,054.10	$3.93	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Series II	Actual expenses/actual returns	1,000.00	1,052.90	4.97	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Series NAV	Actual expenses/actual returns	1,000.00	1,054.20	3.68	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Financial Industries Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,053.70	$4.76	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Series II	Actual expenses/actual returns	1,000.00	1,052.60	5.79	1.12%
	Hypothetical example	1,000.00	1,019.60	5.70	1.12%
Series NAV	Actual expenses/actual returns	1,000.00	1,053.70	4.56	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Fundamental All Cap Core Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,014.30	$3.86	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Series II	Actual expenses/actual returns	1,000.00	1,013.50	4.87	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Series NAV	Actual expenses/actual returns	1,000.00	1,014.80	3.61	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Fundamental Large Cap Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,058.90	$4.05	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Series II	Actual expenses/actual returns	1,000.00	1,057.70	5.08	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Series NAV	Actual expenses/actual returns	1,000.00	1,059.50	3.79	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Global Equity Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,021.80	$4.84	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Series II	Actual expenses/actual returns	1,000.00	1,020.60	5.86	1.15%
	Hypothetical example	1,000.00	1,019.40	5.85	1.15%
Series NAV	Actual expenses/actual returns	1,000.00	1,021.80	4.59	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%
Health Sciences Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,073.20	$5.23	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Series II	Actual expenses/actual returns	1,000.00	1,071.90	6.27	1.20%
	Hypothetical example	1,000.00	1,019.20	6.11	1.20%
Series NAV	Actual expenses/actual returns	1,000.00	1,073.60	4.97	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
International Equity Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,024.10	$1.99	0.39%
	Hypothetical example	1,000.00	1,023.20	1.99	0.39%
Series II	Actual expenses/actual returns	1,000.00	1,022.80	3.01	0.59%
	Hypothetical example	1,000.00	1,022.20	3.01	0.59%
Series NAV	Actual expenses/actual returns	1,000.00	1,024.70	1.74	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
International Small Company Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,046.80	$5.78	1.12%
	Hypothetical example	1,000.00	1,019.60	5.70	1.12%
Series II	Actual expenses/actual returns	1,000.00	1,045.10	6.80	1.32%
	Hypothetical example	1,000.00	1,018.60	6.72	1.32%
Series NAV	Actual expenses/actual returns	1,000.00	1,046.60	5.47	1.06%
	Hypothetical example	1,000.00	1,019.90	5.40	1.06%
41

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2022	Ending value on 12-31-2022	Expenses paid during period ended 12-31-2022[1]	Annualized expense ratio
Lifestyle Balanced Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,002.60	$0.61	0.12%[2]
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%[2]
Series II	Actual expenses/actual returns	1,000.00	1,001.80	1.61	0.32%[2]
	Hypothetical example	1,000.00	1,023.60	1.63	0.32%[2]
Series NAV	Actual expenses/actual returns	1,000.00	1,003.20	0.35	0.07%[2]
	Hypothetical example	1,000.00	1,024.90	0.36	0.07%[2]
Lifestyle Conservative Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$982.00	$0.65	0.13%[2]
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%[2]
Series II	Actual expenses/actual returns	1,000.00	980.80	1.65	0.33%[2]
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV	Actual expenses/actual returns	1,000.00	982.50	0.40	0.08%[2]
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%[2]
Lifestyle Growth Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,016.50	$0.56	0.11%[2]
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%[2]
Series II	Actual expenses/actual returns	1,000.00	1,015.70	1.58	0.31%[2]
	Hypothetical example	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV	Actual expenses/actual returns	1,000.00	1,017.20	0.31	0.06%[2]
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%[2]
Lifestyle Moderate Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$995.40	$0.65	0.13%[2]
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%[2]
Series II	Actual expenses/actual returns	1,000.00	994.70	1.66	0.33%[2]
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV	Actual expenses/actual returns	1,000.00	996.70	0.40	0.08%[2]
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%[2]
Mid Cap Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,090.80	$4.90	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Series II	Actual expenses/actual returns	1,000.00	1,089.40	5.95	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Series NAV	Actual expenses/actual returns	1,000.00	1,090.70	4.64	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Mid Cap Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,077.90	$2.41	0.46%
	Hypothetical example	1,000.00	1,022.90	2.35	0.46%
Series II	Actual expenses/actual returns	1,000.00	1,077.70	3.46	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Series NAV	Actual expenses/actual returns	1,000.00	1,078.40	2.15	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Mid Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,064.50	$4.84	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Series II	Actual expenses/actual returns	1,000.00	1,063.10	5.88	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Series NAV	Actual expenses/actual returns	1,000.00	1,063.60	4.58	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Real Estate Securities Trust
Series I	Actual expenses/actual returns	$1,000.00	$926.40	$3.93	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Series II	Actual expenses/actual returns	1,000.00	925.30	4.90	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%
Series NAV	Actual expenses/actual returns	1,000.00	926.50	3.69	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
42

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2022	Ending value on 12-31-2022	Expenses paid during period ended 12-31-2022[1]	Annualized expense ratio
Science & Technology Trust
Series I	Actual expenses/actual returns	$1,000.00	$980.30	$4.99	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Series II	Actual expenses/actual returns	1,000.00	979.90	6.04	1.21%
	Hypothetical example	1,000.00	1,019.10	6.16	1.21%
Series NAV	Actual expenses/actual returns	1,000.00	980.80	4.79	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Small Cap Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,037.60	$2.72	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
Series II	Actual expenses/actual returns	1,000.00	1,036.30	3.75	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Series NAV	Actual expenses/actual returns	1,000.00	1,038.10	2.47	0.48%
	Hypothetical example	1,000.00	1,022.80	2.45	0.48%
Small Cap Opportunities Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,074.90	$4.71	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%
Series II	Actual expenses/actual returns	1,000.00	1,073.70	5.75	1.10%
	Hypothetical example	1,000.00	1,019.70	5.60	1.10%
Series NAV	Actual expenses/actual returns	1,000.00	1,074.90	4.45	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
Small Cap Stock Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,037.70	$5.80	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Series II	Actual expenses/actual returns	1,000.00	1,037.40	6.83	1.33%
	Hypothetical example	1,000.00	1,018.50	6.77	1.33%
Series NAV	Actual expenses/actual returns	1,000.00	1,037.90	5.55	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
Small Cap Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,027.90	$5.32	1.04%
	Hypothetical example	1,000.00	1,020.00	5.30	1.04%
Series II	Actual expenses/actual returns	1,000.00	1,026.30	6.33	1.24%
	Hypothetical example	1,000.00	1,019.00	6.31	1.24%
Series NAV	Actual expenses/actual returns	1,000.00	1,027.80	5.06	0.99%
	Hypothetical example	1,000.00	1,020.20	5.04	0.99%
Small Company Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,023.10	$5.81	1.14%
	Hypothetical example	1,000.00	1,019.50	5.80	1.14%
Series II	Actual expenses/actual returns	1,000.00	1,022.10	6.83	1.34%
	Hypothetical example	1,000.00	1,018.50	6.82	1.34%
Series NAV	Actual expenses/actual returns	1,000.00	1,024.30	5.56	1.09%
	Hypothetical example	1,000.00	1,019.70	5.55	1.09%
Strategic Equity Allocation Trust
Series NAV	Actual expenses/actual returns	$1,000.00	$1,037.90	$2.72	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
Total Stock Market Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,019.40	$2.54	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series II	Actual expenses/actual returns	1,000.00	1,018.80	3.56	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Series NAV	Actual expenses/actual returns	1,000.00	1,020.00	2.29	0.45%
	Hypothetical example	1,000.00	1,022.90	2.29	0.45%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
43

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

This section shows the portfolios' 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the portfolios' total net assets as of the report date. The remaining securities held by the portfolios are grouped as "Other Securities" in each category. Certain percentages of less than 0.05% are rounded and presented as 0.0%. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the portfolios' Form N-CSR, is also available on the SEC's website at http://www.sec.gov.
500 Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.9%
Communication services - 7.1%
Alphabet, Inc., Class A (A)	1,208,756	$106,648,542	1.6%
Alphabet, Inc., Class C (A)	1,080,907	95,908,878	1.4%
AT&T, Inc.	1,436,556	26,446,996	0.4%
Comcast Corp., Class A	887,778	31,045,597	0.5%
Meta Platforms, Inc., Class A (A)	459,769	55,328,601	0.8%
The Walt Disney Company (A)	367,517	31,929,877	0.5%
Verizon Communications, Inc.	846,636	33,357,458	0.5%
OTHER SECURITIES		94,337,602	1.4%
		475,003,551
Consumer discretionary - 9.5%
Amazon.com, Inc. (A)	1,786,759	150,087,756	2.2%
McDonald's Corp.	148,316	39,085,715	0.6%
NIKE, Inc., Class B	254,745	29,807,712	0.5%
Tesla, Inc. (A)	536,935	66,139,653	1.0%
The Home Depot, Inc.	207,189	65,442,718	1.0%
OTHER SECURITIES		287,170,479	4.2%
		637,734,033
Consumer staples - 7.0%
Costco Wholesale Corp.	89,299	40,764,994	0.6%
PepsiCo, Inc.	278,217	50,262,683	0.7%
Philip Morris International, Inc.	312,503	31,628,429	0.5%
The Coca-Cola Company	784,636	49,910,696	0.7%
The Procter & Gamble Company	481,719	73,009,332	1.1%
Walmart, Inc.	287,351	40,743,498	0.6%
OTHER SECURITIES		181,629,227	2.8%
		467,948,859
Energy - 5.1%
Chevron Corp.	363,038	65,161,691	1.0%
ConocoPhillips	256,635	30,282,930	0.5%
Exxon Mobil Corp.	840,169	92,670,641	1.4%
OTHER SECURITIES		154,887,844	2.2%
		343,003,106
Financials - 11.3%
Bank of America Corp.	1,409,272	46,675,089	0.7%
Berkshire Hathaway, Inc., Class B (A)	363,842	112,390,794	1.7%
JPMorgan Chase & Co.	591,188	79,278,311	1.2%
Wells Fargo & Company	764,655	31,572,605	0.5%
OTHER SECURITIES		489,317,560	7.2%
		759,234,359
Health care - 15.3%
Abbott Laboratories	353,035	38,759,713	0.6%
AbbVie, Inc.	356,437	57,603,784	0.9%
Amgen, Inc.	107,839	28,322,835	0.4%
Bristol-Myers Squibb Company	430,454	30,971,165	0.5%
500 Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
Danaher Corp.	131,983	$35,030,928	0.5%
Eli Lilly & Company	158,986	58,163,438	0.9%
Johnson & Johnson	530,026	93,629,093	1.4%
Merck & Company, Inc.	510,693	56,661,388	0.8%
Pfizer, Inc.	1,131,415	57,973,705	0.9%
Thermo Fisher Scientific, Inc.	78,982	43,494,598	0.6%
UnitedHealth Group, Inc.	188,567	99,974,452	1.5%
OTHER SECURITIES		426,633,367	6.3%
		1,027,218,466
Industrials - 8.4%
Honeywell International, Inc.	135,812	29,104,512	0.4%
Raytheon Technologies Corp.	297,656	30,039,444	0.5%
OTHER SECURITIES		504,231,285	7.5%
		563,375,241
Information technology - 24.9%
Accenture PLC, Class A	127,518	34,026,903	0.5%
Adobe, Inc. (A)	94,346	31,750,259	0.5%
Apple, Inc.	3,026,681	393,256,643	5.9%
Broadcom, Inc.	81,407	45,517,096	0.7%
Cisco Systems, Inc.	834,792	39,769,491	0.6%
Mastercard, Inc., Class A	172,004	59,810,951	0.9%
Microsoft Corp.	1,503,464	360,560,736	5.4%
NVIDIA Corp.	504,793	73,770,449	1.1%
salesforce.com, Inc. (A)	200,586	26,595,698	0.4%
Texas Instruments, Inc.	184,198	30,433,194	0.5%
Visa, Inc., Class A	329,609	68,479,566	1.0%
OTHER SECURITIES		507,997,536	7.4%
		1,671,968,522
Materials - 2.6%
Linde PLC	100,467	32,770,326	0.5%
OTHER SECURITIES		145,301,008	2.1%
		178,071,334
Real estate - 2.6%		175,111,356	2.6%
Utilities - 3.1%
NextEra Energy, Inc.	396,087	33,112,873	0.5%
OTHER SECURITIES		172,302,647	2.6%
		205,415,520
TOTAL COMMON STOCKS (Cost $2,861,330,268)		$6,504,084,347
SHORT-TERM INVESTMENTS - 3.3%
Short-term funds - 3.3%
John Hancock Collateral Trust, 4.2988% (B)(C)	22,137,618	221,283,201	3.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $221,205,286)		$221,283,201
Total Investments (500 Index Trust) (Cost $3,082,535,554) - 100.2%		$6,725,367,548	100.2%
Other assets and liabilities, net - (0.2)%		(13,997,525)	(0.2)%
TOTAL NET ASSETS - 100.0%		$6,711,370,023	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $4,666,062.

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

500 Index Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	1,066	Long	Mar 2023	$212,604,872	$205,791,300	$(6,813,572)
						$(6,813,572)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
American Asset Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	50,953,723	$1,131,172,659	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $1,090,439,840)	$1,131,172,659
	Total Investments (American Asset Allocation Trust) (Cost $1,090,439,840) - 100.0%	$1,131,172,659	100.0%
	Other assets and liabilities, net - 0.0%	36,980	0.0%
	TOTAL NET ASSETS - 100.0%	$1,131,209,639	100.0%
American Global Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	5,894,301	$177,890,014	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $174,173,837)	$177,890,014
	Total Investments (American Global Growth Trust) (Cost $174,173,837) - 100.0%	$177,890,014	100.0%
	Other assets and liabilities, net - (0.0)%	(11,519)	(0.0)%
	TOTAL NET ASSETS - 100.0%	$177,878,495	100.0%
American Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	9,764,267	$744,915,959	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $782,041,812)	$744,915,959
	Total Investments (American Growth Trust) (Cost $782,041,812) - 100.0%	$744,915,959	100.0%
	Other assets and liabilities, net - 0.0%	22,866	0.0%
	TOTAL NET ASSETS - 100.0%	$744,938,825	100.0%
American Growth-Income Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	16,155,907	$811,188,074	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $761,794,054)	$811,188,074
	Total Investments (American Growth-Income Trust) (Cost $761,794,054) - 100.0%	$811,188,074	100.0%
	Other assets and liabilities, net - 0.0%	21,591	0.0%
	TOTAL NET ASSETS - 100.0%	$811,209,665	100.0%
American International Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American International Fund - Class 1	22,125,075	$338,734,905	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $418,854,838)	$338,734,905
	Total Investments (American International Trust) (Cost $418,854,838) - 100.0%	$338,734,905	100.0%
	Other assets and liabilities, net - (0.0)%	(24,274)	(0.0)%
	TOTAL NET ASSETS - 100.0%	$338,710,631	100.0%
Blue Chip Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.4%
Communication services - 12.9%
Alphabet, Inc., Class A (A)	158,906	$14,020,276	1.0%
Alphabet, Inc., Class C (A)	1,094,793	97,140,983	6.8%
Meta Platforms, Inc., Class A (A)	200,728	24,155,608	1.7%
Netflix, Inc. (A)	52,613	15,514,521	1.1%
Sea, Ltd., ADR (A)	124,421	6,473,625	0.5%
Tencent Holdings, Ltd.	145,200	6,156,533	0.4%
T-Mobile US, Inc. (A)	110,116	15,416,240	1.1%
OTHER SECURITIES		4,473,017	0.3%
		183,350,803
Consumer discretionary - 14.6%
Amazon.com, Inc. (A)	1,161,056	97,528,704	6.9%
Booking Holdings, Inc. (A)	5,571	11,227,125	0.8%
Chipotle Mexican Grill, Inc. (A)	10,125	14,048,336	1.0%

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Dollar General Corp.	70,861	$17,449,521	1.2%
Lululemon Athletica, Inc. (A)	32,673	10,467,776	0.7%
NIKE, Inc., Class B	118,534	13,869,663	1.0%
Ross Stores, Inc.	167,712	19,466,332	1.4%
Tesla, Inc. (A)	138,152	17,017,563	1.2%
OTHER SECURITIES		6,259,135	0.4%
		207,334,155
Financials - 5.2%
Chubb, Ltd.	78,183	17,247,170	1.2%
Marsh & McLennan Companies, Inc.	64,515	10,675,942	0.8%
S&P Global, Inc.	30,631	10,259,547	0.7%
The Charles Schwab Corp.	167,055	13,908,999	1.0%
The Goldman Sachs Group, Inc.	54,052	18,560,376	1.3%
OTHER SECURITIES		2,826,373	0.2%
		73,478,407
Health care - 16.7%
AstraZeneca PLC, ADR	89,438	6,063,896	0.4%
Danaher Corp.	91,046	24,165,429	1.7%
Elevance Health, Inc.	19,253	9,876,211	0.7%
Eli Lilly & Company	97,478	35,661,352	2.5%
Humana, Inc.	32,051	16,416,202	1.1%
Intuitive Surgical, Inc. (A)	100,400	26,641,140	1.9%
Stryker Corp.	49,242	12,039,177	0.8%
Thermo Fisher Scientific, Inc.	29,973	16,505,831	1.2%
UnitedHealth Group, Inc.	138,723	73,548,160	5.2%
Zoetis, Inc.	63,877	9,361,174	0.6%
OTHER SECURITIES		7,870,536	0.6%
		238,149,108
Industrials - 1.1%
General Electric Company	68,986	5,780,337	0.4%
OTHER SECURITIES		10,475,562	0.7%
		16,255,899
Information technology - 47.6%
Advanced Micro Devices, Inc. (A)	199,522	12,923,040	0.9%
Apple, Inc.	1,082,197	140,609,856	9.9%
ASML Holding NV, NYRS	37,949	20,735,334	1.5%
Atlassian Corp., Class A (A)	44,970	5,786,740	0.4%
Bill.com Holdings, Inc. (A)	52,409	5,710,485	0.4%
Intuit, Inc.	64,379	25,057,594	1.8%
Mastercard, Inc., Class A	130,457	45,363,813	3.2%
Microsoft Corp.	791,901	189,913,698	13.3%
MongoDB, Inc. (A)	32,999	6,495,523	0.5%
Monolithic Power Systems, Inc.	23,133	8,180,060	0.6%
NVIDIA Corp.	272,436	39,813,797	2.8%
Roper Technologies, Inc.	29,024	12,540,980	0.9%
ServiceNow, Inc. (A)	87,372	33,923,926	2.4%
Shopify, Inc., Class A (A)	185,373	6,434,297	0.4%
Synopsys, Inc. (A)	55,384	17,683,557	1.2%
Texas Instruments, Inc.	62,715	10,361,772	0.7%
Visa, Inc., Class A	263,005	54,641,919	3.8%
OTHER SECURITIES		42,368,411	2.9%
		678,544,802
Materials - 1.3%
Linde PLC	28,356	9,249,160	0.7%
The Sherwin-Williams Company	37,999	9,018,303	0.6%
		18,267,463
TOTAL COMMON STOCKS (Cost $1,264,575,788)		$1,415,380,637
Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 0.1%
Consumer discretionary - 0.1%		$1,816,100	0.1%
TOTAL CORPORATE BONDS (Cost $3,865,000)		$1,816,100
SHORT-TERM INVESTMENTS - 1.2%
Short-term funds - 1.2%
John Hancock Collateral Trust, 4.2988% (B)(C)	116,993	1,169,436	0.1%
T. Rowe Price Government Reserve Fund, 4.2602% (B)	15,506,402	15,506,402	1.1%
OTHER SECURITIES		706,520	0.0%
		17,382,358
TOTAL SHORT-TERM INVESTMENTS (Cost $17,382,093)		$17,382,358
Total Investments (Blue Chip Growth Trust) (Cost $1,285,822,881) - 100.7%		$1,434,579,095	100.7%
Other assets and liabilities, net - (0.7)%		(10,165,091)	(0.7)%
TOTAL NET ASSETS - 100.0%		$1,424,414,004	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.7%
Communication services - 10.8%
Alphabet, Inc., Class A (A)	135,188	$11,927,637	2.9%
Alphabet, Inc., Class C (A)	134,637	11,946,341	2.9%
Netflix, Inc. (A)	23,933	7,057,363	1.7%
The Trade Desk, Inc., Class A (A)	66,903	2,999,261	0.7%
T-Mobile US, Inc. (A)	40,187	5,626,180	1.3%
OTHER SECURITIES		5,352,594	1.3%
		44,909,376
Consumer discretionary - 24.2%
Airbnb, Inc., Class A (A)	39,823	3,404,867	0.8%
Amazon.com, Inc. (A)	239,538	20,121,191	4.9%
Chipotle Mexican Grill, Inc. (A)	2,238	3,105,203	0.7%
Lululemon Athletica, Inc. (A)	23,280	7,458,446	1.8%
LVMH Moet Hennessy Louis Vuitton SE	17,310	12,596,355	3.0%
Marriott International, Inc., Class A	35,461	5,279,788	1.3%
McDonald's Corp.	14,392	3,792,724	0.9%
MercadoLibre, Inc. (A)	7,180	6,076,003	1.5%
NIKE, Inc., Class B	39,903	4,669,050	1.1%
O'Reilly Automotive, Inc. (A)	6,241	5,267,591	1.3%
Tesla, Inc. (A)	100,026	12,321,203	3.0%
The Home Depot, Inc.	24,173	7,635,284	1.8%
The TJX Companies, Inc.	86,263	6,866,535	1.7%
OTHER SECURITIES		1,745,409	0.4%
		100,339,649
Consumer staples - 3.7%
Costco Wholesale Corp.	21,154	9,656,801	2.3%

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer staples (continued)
The Estee Lauder Companies, Inc., Class A	23,635	$5,864,080	1.4%
		15,520,881
Energy - 2.3%
Schlumberger, Ltd.	174,675	9,338,126	2.3%
Financials - 3.6%
KKR & Company, Inc.	47,940	2,225,375	0.5%
S&P Global, Inc.	19,122	6,404,723	1.6%
The Goldman Sachs Group, Inc.	17,789	6,108,387	1.5%
		14,738,485
Health care - 15.2%
Abbott Laboratories	22,170	2,434,044	0.6%
Danaher Corp.	25,719	6,826,337	1.6%
DexCom, Inc. (A)	40,681	4,606,716	1.1%
Eli Lilly & Company	44,240	16,184,762	3.9%
Intuitive Surgical, Inc. (A)	21,754	5,772,424	1.4%
Novo Nordisk A/S, ADR	57,318	7,757,418	1.9%
Thermo Fisher Scientific, Inc.	3,759	2,070,044	0.5%
UnitedHealth Group, Inc.	21,041	11,155,517	2.7%
Vertex Pharmaceuticals, Inc. (A)	21,792	6,293,094	1.5%
		63,100,356
Industrials - 2.4%
Northrop Grumman Corp.	6,168	3,365,322	0.8%
Uber Technologies, Inc. (A)	269,884	6,674,231	1.6%
		10,039,553
Information technology - 34.8%
Adobe, Inc. (A)	19,476	6,554,258	1.6%
Adyen NV (A)(B)	3,771	5,235,087	1.3%
Apple, Inc.	201,733	26,211,169	6.3%
ASML Holding NV, NYRS	10,456	5,713,158	1.4%
Atlassian Corp., Class A (A)	28,331	3,645,633	0.9%
Broadcom, Inc.	17,507	9,788,689	2.4%
Crowdstrike Holdings, Inc., Class A (A)	28,467	2,997,290	0.7%
Mastercard, Inc., Class A	37,960	13,199,831	3.2%
Microsoft Corp.	107,348	25,744,197	6.2%
NVIDIA Corp.	130,662	19,094,945	4.6%
salesforce.com, Inc. (A)	33,009	4,376,663	1.0%
Snowflake, Inc., Class A (A)	34,829	4,999,355	1.2%
Visa, Inc., Class A	74,404	15,458,175	3.7%
OTHER SECURITIES		1,394,763	0.3%
		144,413,213
Real estate - 1.7%
American Tower Corp.	32,660	6,919,348	1.7%
TOTAL COMMON STOCKS (Cost $418,094,992)		$409,318,987
PREFERRED SECURITIES - 0.6%
Consumer discretionary - 0.6%
Dr. Ing. h.c. F. Porsche AG (A)(C)	27,003	2,724,967	0.6%
TOTAL PREFERRED SECURITIES (Cost $2,175,730)		$2,724,967
SHORT-TERM INVESTMENTS - 1.3%
Short-term funds - 1.3%
John Hancock Collateral Trust, 4.2988% (D)(E)	285,111	2,849,917	0.7%
Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
	SHORT-TERM INVESTMENTS (continued)
	Short-term funds (continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (D)	2,343,005	$2,343,005	0.6%
		5,192,922
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,192,950)	$5,192,922
	Total Investments (Capital Appreciation Trust) (Cost $425,463,672) - 100.6%	$417,236,876	100.6%
	Other assets and liabilities, net - (0.6)%	(2,438,618)	(0.6)%
	TOTAL NET ASSETS - 100.0%	$414,798,258	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 12-31-22.
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 62.0%
Communication services - 1.9%
Alphabet, Inc., Class A (A)(B)	68,540	$6,047,284	1.4%
OTHER SECURITIES		1,954,780	0.5%
		8,002,064
Consumer discretionary - 5.1%
Amazon.com, Inc. (A)(B)	104,311	8,762,124	2.1%
Yum! Brands, Inc. (A)	65,166	8,346,461	2.0%
OTHER SECURITIES		4,202,958	1.0%
		21,311,543
Consumer staples - 0.3%		1,439,773	0.3%
Energy - 1.7%
EOG Resources, Inc.	29,885	3,870,705	0.9%
OTHER SECURITIES		3,076,844	0.8%
		6,947,549
Financials - 6.8%
Intercontinental Exchange, Inc.	76,546	7,852,854	1.9%
KKR & Company, Inc.	75,244	3,492,826	0.8%
Marsh & McLennan Companies, Inc.	18,882	3,124,593	0.8%
MSCI, Inc.	1,212	563,786	0.1%
The PNC Financial Services Group, Inc.	76,588	12,096,309	2.9%
OTHER SECURITIES		1,444,596	0.3%
		28,574,964
Health care - 14.6%
AbbVie, Inc.	19,190	3,101,296	0.7%
Alcon, Inc.	63,764	4,375,419	1.1%
Avantor, Inc. (B)	236,485	4,987,469	1.2%

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
Becton, Dickinson and Company	20,987	$5,336,994	1.3%
Danaher Corp.	25,124	6,668,412	1.6%
Eli Lilly & Company	7,100	2,597,464	0.6%
PerkinElmer, Inc.	54,075	7,582,397	1.8%
Teleflex, Inc.	19,052	4,755,951	1.1%
Thermo Fisher Scientific, Inc.	14,361	7,908,459	1.9%
UnitedHealth Group, Inc.	15,654	8,299,438	2.0%
OTHER SECURITIES		5,727,631	1.3%
		61,340,930
Industrials - 9.2%
Equifax, Inc.	28,886	5,614,283	1.3%
Fortive Corp.	126,378	8,119,787	1.9%
General Electric Company (A)	85,497	7,163,794	1.7%
Ingersoll Rand, Inc.	124,057	6,481,978	1.6%
TransUnion	94,400	5,357,200	1.3%
Waste Connections, Inc.	41,331	5,478,837	1.3%
OTHER SECURITIES		380,475	0.1%
		38,596,354
Information technology - 18.1%
Apple, Inc.	79,412	10,318,001	2.5%
Mastercard, Inc., Class A	9,000	3,129,570	0.7%
Microsoft Corp.	91,796	22,014,509	5.2%
NVIDIA Corp.	17,500	2,557,450	0.6%
NXP Semiconductors NV	47,551	7,514,485	1.8%
Roper Technologies, Inc.	11,923	5,151,809	1.2%
salesforce.com, Inc. (B)	27,757	3,680,301	0.9%
TE Connectivity, Ltd.	53,363	6,126,072	1.5%
Teledyne Technologies, Inc. (B)	12,195	4,876,902	1.2%
Texas Instruments, Inc.	36,035	5,953,703	1.4%
Visa, Inc., Class A	12,800	2,659,328	0.6%
OTHER SECURITIES		2,184,283	0.5%
		76,166,413
Materials - 1.0%
Linde PLC	12,551	4,093,885	1.0%
Utilities - 3.3%
Ameren Corp.	69,291	6,161,356	1.5%
Exelon Corp.	56,390	2,437,740	0.6%
Xcel Energy, Inc.	48,200	3,379,302	0.8%
OTHER SECURITIES		1,666,544	0.4%
		13,644,942
TOTAL COMMON STOCKS (Cost $271,364,760)		$260,118,417
PREFERRED SECURITIES - 0.4%
Financials - 0.0%		23,590	0.0%
Utilities - 0.4%		1,572,636	0.4%
TOTAL PREFERRED SECURITIES (Cost $1,865,875)		$1,596,226
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.4%
U.S. Treasury Notes - 9.4%
2.750%, 08/15/2032	$43,341,000	39,467,398	9.4%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $39,470,980)		$39,467,398
CORPORATE BONDS - 6.7%
Communication services - 1.5%
CCO Holdings LLC 5.000%, 02/01/2028 (C)	2,595,000	2,356,234	0.6%
CCO Holdings LLC 5.125%, 05/01/2027 (C)	2,681,000	2,498,880	0.6%
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Communication services (continued)
CCO Holdings LLC 5.500%, 05/01/2026 (C)	$125,000	$121,013	0.0%
OTHER SECURITIES		1,347,618	0.3%
		6,323,745
Consumer discretionary - 1.9%
Yum! Brands, Inc. 4.750%, 01/15/2030 (C)	2,000	1,835	0.0%
Yum! Brands, Inc. 5.350%, 11/01/2043	579,000	476,228	0.1%
Yum! Brands, Inc. 5.375%, 04/01/2032	264,000	244,530	0.1%
Yum! Brands, Inc. 6.875%, 11/15/2037	367,000	372,193	0.1%
OTHER SECURITIES		7,063,095	1.6%
		8,157,881
Financials - 1.7%
Alliant Holdings Intermediate LLC 4.250%, 10/15/2027 (C)	75,000	67,172	0.0%
Alliant Holdings Intermediate LLC 5.875%, 11/01/2029 (C)	75,000	61,680	0.0%
Alliant Holdings Intermediate LLC 6.750%, 10/15/2027 (C)	183,000	164,491	0.1%
HUB International, Ltd. 5.625%, 12/01/2029 (C)	165,000	144,108	0.0%
HUB International, Ltd. 7.000%, 05/01/2026 (C)	1,805,000	1,767,077	0.4%
Intercontinental Exchange, Inc. 4.000%, 09/15/2027	59,000	57,001	0.0%
Intercontinental Exchange, Inc. 4.350%, 06/15/2029	198,000	191,434	0.1%
Intercontinental Exchange, Inc. 5.200%, 06/15/2062	719,000	678,360	0.2%
MSCI, Inc. 3.250%, 08/15/2033 (C)	160,000	123,561	0.0%
MSCI, Inc. 3.625%, 09/01/2030 (C)	898,000	746,463	0.2%
MSCI, Inc. 3.625%, 11/01/2031 (C)	675,000	558,212	0.1%
MSCI, Inc. 3.875%, 02/15/2031 (C)	467,000	388,275	0.1%
MSCI, Inc. 4.000%, 11/15/2029 (C)	339,000	295,281	0.1%
State Street Corp. 8.366%, (3 month LIBOR + 3.597%), 03/15/2023 (D)(E)	145,000	144,605	0.0%
USI, Inc. 6.875%, 05/01/2025 (C)	799,000	769,712	0.2%
OTHER SECURITIES		826,580	0.2%
		6,984,012
Health care - 0.3%
Teleflex, Inc. 4.625%, 11/15/2027	285,000	271,631	0.1%
OTHER SECURITIES		1,006,699	0.2%
		1,278,330
Industrials - 1.1%
General Electric Company 8.099%, (3 month LIBOR + 3.330%), 03/15/2023 (D)(E)	1,910,000	1,876,465	0.5%
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (C)	252,016	250,555	0.1%

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Industrials (continued)
OTHER SECURITIES		$2,605,037	0.5%
		4,732,057
Information technology - 0.1%		322,560	0.1%
Real estate - 0.0%		176,185	0.0%
Utilities - 0.1%		409,368	0.1%
TOTAL CORPORATE BONDS (Cost $29,738,335)		$28,384,138
CONVERTIBLE BONDS - 0.1%
Communication services - 0.1%		330,050	0.1%
TOTAL CONVERTIBLE BONDS (Cost $367,800)		$330,050
TERM LOANS (F) - 12.6%
Communication services - 0.1%		465,049	0.1%
Consumer discretionary - 0.3%		1,425,510	0.3%
Consumer staples - 0.3%		1,217,848	0.3%
Financials - 4.5%
Alliant Holdings Intermediate LLC, 2018 Term Loan B (1 month LIBOR + 3.250%) 7.634%, 05/09/2025	$893,582	880,849	0.2%
Alliant Holdings Intermediate LLC, 2021 Term Loan B4 (1 month LIBOR + 3.500%) 7.854%, 11/06/2027	1,476,030	1,440,708	0.3%
Alliant Holdings Intermediate LLC, Term Loan B (1 month LIBOR + 3.250%) 7.634%, 05/09/2025	458,088	451,625	0.1%
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 3.000%) 7.327%, 04/25/2025	7,056,536	6,971,293	1.7%
HUB International, Ltd., 2021 Term Loan B (3 month LIBOR + 3.250%) 7.528%, 04/25/2025	4,567,402	4,520,678	1.1%
HUB International, Ltd., 2022 Term Loan B (3 month SOFR + 4.000%) 8.220%, 11/10/2029	408,055	403,183	0.1%
USI, Inc., 2019 Incremental Term Loan B (3 month LIBOR + 3.250%) 7.980%, 12/02/2026	813,426	806,308	0.2%
USI, Inc., 2022 Incremental Term Loan (1 month SOFR + 3.750%) 8.330%, 11/22/2029	1,507,287	1,491,144	0.3%
OTHER SECURITIES		1,889,478	0.5%
		18,855,266
Health care - 1.8%
Medline Borrower LP, USD Term Loan B (1 month LIBOR + 3.250%) 7.634%, 10/23/2028	2,487,833	2,360,904	0.6%
OTHER SECURITIES		5,208,078	1.2%
		7,568,982
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS (continued)
Industrials - 2.0%
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%) 9.996%, 06/21/2027	$4,867,716	$5,000,362	1.2%
OTHER SECURITIES		3,472,360	0.8%
		8,472,722
Information technology - 3.1%
UKG, Inc., 2021 2nd Lien Term Loan (1 month LIBOR + 5.250%) 8.998%, 05/03/2027	290,000	265,495	0.1%
UKG, Inc., 2021 Term Loan (3 month LIBOR + 3.250%) 6.998%, 05/04/2026	5,806,252	5,515,939	1.3%
OTHER SECURITIES		7,073,397	1.7%
		12,854,831
Materials - 0.5%		2,019,552	0.5%
TOTAL TERM LOANS (Cost $54,303,832)		$52,879,760
ASSET BACKED SECURITIES - 0.3%		1,079,795	0.3%
TOTAL ASSET BACKED SECURITIES (Cost $1,170,390)		$1,079,795
SHORT-TERM INVESTMENTS - 8.8%
Short-term funds - 8.2%
T. Rowe Price Government Reserve Fund, 4.2602% (G)	34,304,081	34,304,081	8.2%
Repurchase agreement - 0.6%
Repurchase Agreement with State Street Corp. dated 12-30-22 at 1.280% to be repurchased at $2,781,396 on 1-3-23, collateralized by $2,991,700 U.S. Treasury Notes, 2.750% due 7-31-27 (valued at $2,836,622)	$2,781,000	2,781,000	0.6%
TOTAL SHORT-TERM INVESTMENTS (Cost $37,085,081)		$37,085,081
Total Investments (Capital Appreciation Value Trust) (Cost $435,367,053) - 100.3%		$420,940,865	100.3%
Other assets and liabilities, net - (0.3)%		(1,252,330)	(0.3)%
TOTAL NET ASSETS - 100.0%		$419,688,535	100.0%
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-22.

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
GSI	Alphabet, Inc., Class A	USD	160.00	Jan 2023	20	20	$18,097	—
GSI	Alphabet, Inc., Class A	USD	165.00	Jan 2023	20	20	15,497	—
GSI	Alphabet, Inc., Class A	USD	170.00	Jan 2023	20	20	13,047	—
GSI	Alphabet, Inc., Class A	USD	175.00	Jan 2023	20	20	11,097	—
WFB	Alphabet, Inc., Class A	USD	120.00	Jan 2024	108	10,800	85,221	$(44,236)
GSI	Amazon.com, Inc.	USD	175.00	Jan 2023	80	80	75,859	—
GSI	Amazon.com, Inc.	USD	180.00	Jan 2023	20	20	23,414	—
GSI	Amazon.com, Inc.	USD	185.00	Jan 2023	20	20	20,260	—
GSI	Amazon.com, Inc.	USD	190.00	Jan 2023	40	40	42,510	—
GSI	Amazon.com, Inc.	USD	190.00	Jan 2023	20	20	17,387	—
GSI	Amazon.com, Inc.	USD	195.00	Jan 2023	40	40	36,018	—
GSI	Amazon.com, Inc.	USD	200.00	Jan 2023	20	20	34,022	—
GSI	Amazon.com, Inc.	USD	200.00	Jan 2023	40	40	31,126	—
GSI	Amazon.com, Inc.	USD	205.00	Jan 2023	40	40	26,382	—
GSI	Amazon.com, Inc.	USD	210.00	Jan 2023	20	20	27,523	—
GSI	Amazon.com, Inc.	USD	210.00	Jan 2023	40	40	22,290	—
GSI	Amazon.com, Inc.	USD	220.00	Jan 2023	20	20	22,230	—
JPM	Apple, Inc.	USD	170.00	Jan 2023	11	1,100	8,824	(8)
JPM	Apple, Inc.	USD	170.00	Jan 2023	35	3,500	22,950	(27)
JPM	Apple, Inc.	USD	175.00	Jan 2023	11	1,100	7,202	(5)
JPM	Apple, Inc.	USD	175.00	Jan 2023	35	3,500	18,886	(14)
JPM	Apple, Inc.	USD	180.00	Jan 2023	11	1,100	5,805	(2)
JPM	Apple, Inc.	USD	180.00	Jan 2023	35	3,500	15,531	(8)
WFB	General Electric Company	USD	85.00	Jan 2023	67	6,700	39,243	(12,557)
WFB	General Electric Company	USD	90.00	Jan 2023	67	6,700	28,602	(2,845)
WFB	General Electric Company	USD	95.00	Jan 2023	67	6,700	20,027	(460)
WFB	General Electric Company	USD	110.00	Jan 2023	3	300	2,615	—
WFB	General Electric Company	USD	110.00	Jan 2023	46	4,600	37,769	(3)
WFB	General Electric Company	USD	110.00	Jan 2023	39	3,900	32,468	(3)
WFB	Hilton Worldwide Holdings, Inc.	USD	145.00	Jan 2024	28	2,800	46,536	(34,181)
WFB	Hilton Worldwide Holdings, Inc.	USD	150.00	Jan 2024	27	2,700	40,284	(28,510)
CITI	Keurig Dr. Pepper, Inc.	USD	40.00	Jan 2023	67	6,700	9,577	(1)
CITI	Keurig Dr. Pepper, Inc.	USD	42.00	Jan 2023	67	6,700	5,918	—
SFG	Microsoft Corp.	USD	320.00	Jan 2023	11	1,100	19,554	(1)
SFG	Microsoft Corp.	USD	320.00	Jan 2023	10	1,000	19,093	(1)
CITI	Microsoft Corp.	USD	325.00	Jan 2023	39	3,900	26,862	(1)
CITI	Microsoft Corp.	USD	330.00	Jan 2023	8	800	11,752	—
CITI	Microsoft Corp.	USD	330.00	Jan 2023	7	700	10,343	—
CITI	Microsoft Corp.	USD	330.00	Jan 2023	6	600	10,666	—
SFG	Microsoft Corp.	USD	330.00	Jan 2023	11	1,100	16,639	—
SFG	Microsoft Corp.	USD	330.00	Jan 2023	10	1,000	16,190	—
CITI	Microsoft Corp.	USD	340.00	Jan 2023	8	800	9,933	—
CITI	Microsoft Corp.	USD	340.00	Jan 2023	7	700	8,727	—
CITI	Microsoft Corp.	USD	340.00	Jan 2023	6	600	9,046	—
CITI	Microsoft Corp.	USD	340.00	Jan 2023	15	1,500	30,384	—
CITI	Microsoft Corp.	USD	340.00	Jan 2023	7	700	14,213	—
SFG	Microsoft Corp.	USD	340.00	Jan 2023	11	1,100	14,179	—
SFG	Microsoft Corp.	USD	340.00	Jan 2023	10	1,000	13,686	—
CITI	Microsoft Corp.	USD	350.00	Jan 2023	8	800	8,353	—
CITI	Microsoft Corp.	USD	350.00	Jan 2023	7	700	7,388	—
CITI	Microsoft Corp.	USD	350.00	Jan 2023	6	600	7,637	—
CITI	Microsoft Corp.	USD	350.00	Jan 2023	15	1,500	25,849	—
CITI	Microsoft Corp.	USD	350.00	Jan 2023	7	700	12,179	—
JPM	Microsoft Corp.	USD	350.00	Jan 2023	22	2,200	33,594	—
SFG	Microsoft Corp.	USD	350.00	Jan 2023	11	1,100	11,924	—
SFG	Microsoft Corp.	USD	350.00	Jan 2023	10	1,000	11,583	—
JPM	Microsoft Corp.	USD	355.00	Jan 2023	21	2,100	29,127	—
CITI	Microsoft Corp.	USD	360.00	Jan 2023	15	1,500	21,905	—
CITI	Microsoft Corp.	USD	360.00	Jan 2023	7	700	10,368	—
JPM	Microsoft Corp.	USD	360.00	Jan 2023	22	2,200	27,654	—
CITI	Microsoft Corp.	USD	365.00	Jan 2023	15	1,500	19,959	—
JPM	Microsoft Corp.	USD	300.00	Jan 2024	44	4,400	68,741	(54,374)
The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
JPM	Microsoft Corp.	USD	300.00	Jan 2024	42	4,200	$67,078	$(51,902)
GSI	Starbucks Corp.	USD	97.50	Jan 2023	25	2,500	25,599	(9,113)
GSI	Starbucks Corp.	USD	97.50	Jan 2023	25	2,500	23,425	(9,113)
GSI	Starbucks Corp.	USD	100.00	Jan 2023	25	2,500	22,796	(5,505)
GSI	Starbucks Corp.	USD	100.00	Jan 2023	25	2,500	21,175	(5,505)
GSI	Starbucks Corp.	USD	105.00	Jan 2023	25	2,500	17,662	(1,440)
GSI	Starbucks Corp.	USD	105.00	Jan 2023	25	2,500	16,675	(1,440)
GSI	Starbucks Corp.	USD	100.00	Jan 2024	34	3,400	36,680	(46,326)
GSI	Starbucks Corp.	USD	105.00	Jan 2024	34	3,400	30,193	(38,280)
JPM	TE Connectivity, Ltd.	USD	120.00	Jan 2023	53	5,300	25,179	(4,324)
JPM	The PNC Financial Services Group, Inc.	USD	190.00	Jan 2023	18	1,800	16,506	(10)
JPM	The PNC Financial Services Group, Inc.	USD	195.00	Jan 2023	18	1,800	13,716	(4)
JPM	The PNC Financial Services Group, Inc.	USD	200.00	Jan 2023	18	1,800	11,286	(2)
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	12	1,200	15,986	—
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	8	800	10,400	—
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	2	200	2,581	—
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	7	700	9,078	—
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	12	1,200	12,656	—
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	8	800	8,226	—
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	2	200	2,040	—
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	7	700	7,146	—
CITI	Thermo Fisher Scientific, Inc.	USD	640.00	Jan 2023	8	800	21,452	(138)
CITI	UnitedHealth Group, Inc.	USD	540.00	Jan 2023	16	1,600	43,280	(12,810)
CITI	UnitedHealth Group, Inc.	USD	560.00	Jan 2023	9	900	23,682	(2,129)
CITI	UnitedHealth Group, Inc.	USD	580.00	Jan 2023	9	900	17,859	(434)
CITI	UnitedHealth Group, Inc.	USD	580.00	Jan 2024	19	1,900	106,339	(82,010)
JPM	UnitedHealth Group, Inc.	USD	600.00	Jan 2024	20	2,000	66,363	(70,953)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2023	6	600	1,962	(2)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2023	13	1,300	3,781	(4)
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2023	6	600	1,146	—
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2023	13	1,300	2,745	—
WFB	Yum! Brands, Inc.	USD	140.00	Jan 2024	41	4,100	40,881	(39,234)
WFB	Yum! Brands, Inc.	USD	140.00	Jan 2024	41	4,100	40,217	(39,234)
CITI	Yum! Brands, Inc.	USD	145.00	Jan 2024	20	2,000	11,242	(15,500)
CITI	Yum! Brands, Inc.	USD	150.00	Jan 2024	20	2,000	10,042	(12,438)
							$2,178,819	$(625,087)
Derivatives Currency Abbreviations
USD	U.S. Dollar
Derivatives Abbreviations
CITI	Citibank, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
SFG	Susquehanna Financial Group, LLLP
WFB	Wells Fargo Bank, N.A.
See Notes to financial statements regarding investment transactions and other derivatives information.
Disciplined Value International Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.5%
Australia - 0.4%		$1,069,820	0.4%
Austria - 1.2%
ANDRITZ AG	54,871	3,140,921	1.2%
Belgium - 0.4%		1,105,242	0.4%
Bermuda - 1.6%
Everest Re Group, Ltd.	12,371	4,098,141	1.6%
Disciplined Value International Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Brazil - 0.5%		$1,257,656	0.5%
Canada - 7.2%
Cenovus Energy, Inc.	523,370	10,154,306	3.9%
MEG Energy Corp. (A)	144,506	2,011,771	0.8%
Suncor Energy, Inc.	93,958	2,980,425	1.2%
OTHER SECURITIES		3,486,404	1.3%
		18,632,906

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Disciplined Value International Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
China - 1.9%
Alibaba Group Holding, Ltd. (A)	444,200	$4,874,168	1.9%
Denmark - 0.7%		1,743,937	0.7%
Finland - 3.5%
Nordea Bank ABP	288,532	3,090,742	1.2%
Sampo OYJ, A Shares	93,647	4,891,119	1.9%
OTHER SECURITIES		998,955	0.4%
		8,980,816
France - 8.5%
Airbus SE	19,503	2,318,947	0.9%
Imerys SA	55,954	2,179,909	0.8%
Rexel SA (A)	123,772	2,448,014	1.0%
Sanofi	50,673	4,886,206	1.9%
TotalEnergies SE	92,692	5,818,552	2.3%
OTHER SECURITIES		4,408,813	1.6%
		22,060,441
Germany - 7.3%
Allianz SE	10,940	2,336,314	0.9%
Daimler Truck Holding AG (A)	99,171	3,048,677	1.2%
Deutsche Telekom AG	324,655	6,459,503	2.5%
Siemens AG	31,214	4,302,875	1.7%
OTHER SECURITIES		2,871,900	1.0%
		19,019,269
Greece - 0.7%		1,691,528	0.7%
India - 1.6%
HDFC Bank, Ltd., ADR	59,734	4,086,403	1.6%
Ireland - 2.7%
CRH PLC	129,273	5,144,413	2.0%
Flutter Entertainment PLC (London Stock Exchange) (A)	14,575	1,973,228	0.7%
		7,117,641
Japan - 13.3%
Asahi Group Holdings, Ltd.	69,200	2,154,031	0.8%
Fuji Corp. (Aichi)	149,100	2,172,374	0.8%
Honda Motor Company, Ltd.	94,100	2,146,328	0.8%
IHI Corp.	143,900	4,168,551	1.6%
KDDI Corp.	151,800	4,603,623	1.8%
Komatsu, Ltd.	176,500	3,814,893	1.5%
Renesas Electronics Corp. (A)	443,400	3,918,886	1.5%
Sony Group Corp.	32,700	2,492,447	1.0%
Subaru Corp.	174,200	2,637,402	1.0%
Sumitomo Mitsui Financial Group, Inc.	122,200	4,916,404	1.9%
OTHER SECURITIES		1,550,812	0.6%
		34,575,751
Netherlands - 3.9%
ING Groep NV	305,940	3,726,692	1.4%
Stellantis NV	309,161	4,392,366	1.7%
OTHER SECURITIES		1,922,057	0.8%
		10,041,115
Norway - 0.9%
Norsk Hydro ASA	324,853	2,427,421	0.9%
Singapore - 2.2%
United Overseas Bank, Ltd.	199,100	4,560,554	1.8%
OTHER SECURITIES		1,119,730	0.4%
		5,680,284
South Korea - 3.2%		8,167,866	3.2%
Spain - 0.2%		555,132	0.2%
Disciplined Value International Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Sweden - 1.9%
Svenska Handelsbanken AB, A Shares	483,233	$4,865,187	1.9%
Switzerland - 10.2%
Glencore PLC	1,266,924	8,448,711	3.2%
Novartis AG	96,932	8,772,099	3.4%
STMicroelectronics NV	110,296	3,919,471	1.5%
Swiss Re AG	24,153	2,258,339	0.9%
UBS Group AG	162,976	3,029,109	1.2%
		26,427,729
United Kingdom - 19.9%
AstraZeneca PLC	56,872	7,695,922	3.0%
BAE Systems PLC	892,026	9,213,250	3.6%
Coca-Cola Europacific Partners PLC	126,755	7,012,087	2.7%
IMI PLC	233,403	3,645,268	1.4%
Informa PLC	286,032	2,133,742	0.8%
Shell PLC	132,575	3,737,416	1.4%
SSE PLC	148,048	3,044,909	1.2%
WH Smith PLC (A)	119,298	2,121,780	0.8%
OTHER SECURITIES		12,921,005	5.0%
		51,525,379
United States - 2.6%
Booking Holdings, Inc. (A)	1,851	3,730,283	1.4%
OTHER SECURITIES		3,057,764	1.2%
		6,788,047
TOTAL COMMON STOCKS (Cost $244,143,772)		$249,932,800
SHORT-TERM INVESTMENTS - 2.3%
Short-term funds - 2.3%
Fidelity Government Portfolio, Institutional Class, 4.0943% (B)	5,938,441	5,938,441	2.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $5,938,441)		$5,938,441
Total Investments (Disciplined Value International Trust) (Cost $250,082,213) - 98.8%		$255,871,241	98.8%
Other assets and liabilities, net - 1.2%		3,213,278	1.2%
TOTAL NET ASSETS - 100.0%		$259,084,519	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
Emerging Markets Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.0%
Australia - 0.0%		$46,864	0.0%
Belgium - 0.0%		32,031	0.0%
Brazil - 2.4%
Banco Bradesco SA	87,225	222,357	0.1%
Petroleo Brasileiro SA	366,953	1,945,830	1.0%
OTHER SECURITIES		2,843,173	1.3%
		5,011,360
Canada - 0.0%		45,437	0.0%
Chile - 0.6%		1,328,436	0.6%

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
China - 23.9%
Alibaba Group Holding, Ltd. (A)	170,600	$1,871,979	0.9%
Baidu, Inc., ADR (A)	12,433	1,422,087	0.7%
Baidu, Inc., Class A (A)	3,350	47,773	0.0%
Bank of China, Ltd., H Shares	5,445,694	1,970,957	1.0%
China Construction Bank Corp., H Shares	8,153,000	5,098,809	2.5%
China Merchants Bank Company, Ltd., H Shares	298,500	1,651,856	0.8%
China Petroleum & Chemical Corp., H Shares	1,826,000	879,789	0.5%
China Shenhua Energy Company, Ltd., H Shares	288,500	831,076	0.4%
Industrial & Commercial Bank of China, Ltd., H Shares	4,266,000	2,187,987	1.1%
PetroChina Company, Ltd., H Shares	1,912,000	873,389	0.5%
Ping An Insurance Group Company of China, Ltd., H Shares	416,500	2,736,299	1.4%
Trip.com Group, Ltd. (A)	750	25,867	0.0%
Trip.com Group, Ltd., ADR (A)	29,496	1,014,662	0.5%
Xiaomi Corp., Class B (A)(B)	566,400	786,227	0.4%
OTHER SECURITIES		27,428,337	13.2%
		48,827,094
Colombia - 0.1%		155,229	0.1%
Cyprus - 0.0%		21,650	0.0%
Czech Republic - 0.1%		247,748	0.1%
Greece - 0.4%		739,270	0.4%
Hong Kong - 4.3%
China Overseas Land & Investment, Ltd.	282,500	739,267	0.4%
China Resources Land, Ltd.	310,000	1,410,304	0.7%
OTHER SECURITIES		6,743,851	3.2%
		8,893,422
Hungary - 0.2%		380,417	0.2%
India - 16.8%
Axis Bank, Ltd.	188,618	2,125,254	1.1%
Axis Bank, Ltd., GDR	310	17,537	0.0%
Hindalco Industries, Ltd.	148,861	851,746	0.4%
Housing Development Finance Corp., Ltd.	59,478	1,894,017	0.9%
ICICI Bank, Ltd.	196,478	2,118,255	1.1%
ICICI Bank, Ltd., ADR	3,737	81,803	0.1%
JSW Steel, Ltd.	79,922	743,365	0.4%
Larsen & Toubro, Ltd.	52,252	1,313,539	0.7%
Mahindra & Mahindra, Ltd.	70,868	1,068,437	0.5%
Reliance Industries, Ltd.	21,228	651,661	0.3%
Reliance Industries, Ltd., GDR (B)	87,194	5,348,814	2.6%
State Bank of India	114,368	846,507	0.4%
Tata Steel, Ltd.	583,100	795,597	0.4%
OTHER SECURITIES		16,564,020	7.9%
		34,420,552
Indonesia - 1.9%		3,908,707	1.9%
Malaysia - 1.9%		3,814,209	1.9%
Mexico - 2.4%
Grupo Financiero Banorte SAB de CV, Series O	111,883	805,197	0.4%
OTHER SECURITIES		4,123,793	2.0%
		4,928,990
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Panama - 0.0%		$534	0.0%
Philippines - 0.8%		1,643,129	0.8%
Poland - 0.8%		1,576,429	0.8%
Qatar - 0.8%		1,669,922	0.8%
Russia - 0.0%		79,066	0.0%
Saudi Arabia - 3.7%
Saudi Basic Industries Corp.	81,336	1,945,665	1.0%
The Saudi National Bank	72,308	973,232	0.5%
OTHER SECURITIES		4,554,089	2.2%
		7,472,986
Singapore - 0.1%		141,493	0.1%
South Africa - 3.6%
Absa Group, Ltd.	60,222	683,858	0.3%
Impala Platinum Holdings, Ltd.	63,155	793,661	0.4%
Standard Bank Group, Ltd.	77,051	760,236	0.4%
OTHER SECURITIES		5,035,585	2.5%
		7,273,340
South Korea - 12.0%
Hana Financial Group, Inc.	21,723	723,357	0.4%
Hyundai Motor Company	7,569	905,873	0.5%
KB Financial Group, Inc.	550	21,072	0.0%
KB Financial Group, Inc., ADR	27,405	1,059,477	0.5%
Kia Corp. (A)	20,749	976,251	0.5%
LG Electronics, Inc. (A)	10,548	725,173	0.4%
POSCO Holdings, Inc.	6,186	1,353,818	0.7%
Samsung Electronics Company, Ltd.	37,990	1,667,504	0.8%
Shinhan Financial Group Company, Ltd.	2,494	69,432	0.0%
Shinhan Financial Group Company, Ltd., ADR	32,928	919,679	0.5%
SK Hynix, Inc.	43,190	2,576,890	1.3%
OTHER SECURITIES		13,509,695	6.4%
		24,508,221
Taiwan - 15.8%
ASE Technology Holding Company, Ltd.	256,000	777,825	0.4%
Cathay Financial Holding Company, Ltd.	693,775	900,830	0.5%
China Steel Corp.	1,045,180	1,012,766	0.5%
CTBC Financial Holding Company, Ltd.	1,395,348	1,001,280	0.5%
Fubon Financial Holding Company, Ltd.	624,805	1,142,787	0.6%
Hon Hai Precision Industry Company, Ltd.	658,448	2,134,183	1.1%
Nan Ya Plastics Corp.	334,000	770,275	0.4%
United Microelectronics Corp. (A)	790,794	1,039,012	0.5%
OTHER SECURITIES		23,524,695	11.3%
		32,303,653
Thailand - 2.3%
PTT PCL	861,000	826,205	0.4%
OTHER SECURITIES		3,926,319	1.9%
		4,752,524
Turkey - 1.0%		1,944,477	1.0%
Ukraine - 0.0%		1,457	0.0%
United Arab Emirates - 1.1%		2,313,658	1.1%
United States - 0.0%		61,936	0.0%
TOTAL COMMON STOCKS (Cost $222,737,468)		$198,544,241

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES - 1.8%
Brazil - 1.8%
Banco Bradesco SA	251,187	$716,508	0.4%
Petroleo Brasileiro SA	473,639	2,197,533	1.1%
OTHER SECURITIES		630,555	0.3%
		3,544,596
Colombia - 0.0%		56,814	0.0%
Philippines - 0.0%		10,525	0.0%
Taiwan - 0.0%		10,644	0.0%
TOTAL PREFERRED SECURITIES (Cost $4,492,770)		$3,622,579
RIGHTS - 0.0%		6,821	0.0%
TOTAL RIGHTS (Cost $0)		$6,821
WARRANTS - 0.0%		1,375	0.0%
TOTAL WARRANTS (Cost $0)		$1,375
Total Investments (Emerging Markets Value Trust) (Cost $227,230,238) - 98.8%		$202,175,016	98.8%
Other assets and liabilities, net - 1.2%		2,474,437	1.2%
TOTAL NET ASSETS - 100.0%		$204,649,453	100.0%
Emerging Markets Value Trust (continued)
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI Emerging Markets Index Futures	23	Long	Mar 2023	$1,112,078	$1,103,080	$(8,998)
S&P 500 E-Mini Index Futures	1	Long	Mar 2023	198,414	193,050	(5,364)
						$(14,362)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Equity Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.8%
Communication services - 5.1%
Comcast Corp., Class A	375,518	$13,131,864	1.0%
News Corp., Class A	1,172,237	21,334,713	1.5%
The Walt Disney Company (A)	175,526	15,249,699	1.1%
OTHER SECURITIES		19,903,438	1.5%
		69,619,714
Consumer discretionary - 4.3%
Las Vegas Sands Corp. (A)	283,762	13,640,439	1.0%
Volkswagen AG, ADR	1,087,319	13,461,009	1.0%
OTHER SECURITIES		32,202,034	2.3%
		59,303,482
Consumer staples - 7.0%
Conagra Brands, Inc.	571,312	22,109,774	1.6%
Kimberly-Clark Corp.	156,813	21,287,365	1.6%
Philip Morris International, Inc.	235,354	23,820,178	1.7%
Walmart, Inc.	89,207	12,648,661	0.9%
OTHER SECURITIES		16,357,927	1.2%
		96,223,905
Energy - 8.6%
EOG Resources, Inc.	118,771	15,383,220	1.1%
Equity Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy (continued)
Exxon Mobil Corp.	194,220	$21,422,466	1.6%
Hess Corp.	85,930	12,186,593	0.9%
TC Energy Corp. (B)	390,371	15,560,188	1.1%
TotalEnergies SE (B)	539,956	33,894,731	2.5%
TotalEnergies SE, ADR	160,573	9,968,372	0.7%
OTHER SECURITIES		9,899,052	0.7%
		118,314,622
Financials - 21.0%
American International Group, Inc.	540,580	34,186,279	2.5%
Chubb, Ltd.	123,281	27,195,789	2.0%
Equitable Holdings, Inc.	751,596	21,570,805	1.6%
Fifth Third Bancorp	428,350	14,054,164	1.0%
Huntington Bancshares, Inc.	1,282,556	18,084,040	1.3%
Loews Corp.	237,946	13,879,390	1.0%
MetLife, Inc.	295,457	21,382,223	1.6%
The Goldman Sachs Group, Inc.	48,135	16,528,596	1.2%
The Hartford Financial Services Group, Inc.	173,723	13,173,415	1.0%

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Equity Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
Wells Fargo & Company	1,010,985	$41,743,574	3.0%
OTHER SECURITIES		67,026,745	4.8%
		288,825,020
Health care - 17.3%
AbbVie, Inc.	126,909	20,509,763	1.5%
Becton, Dickinson and Company	87,365	22,216,920	1.6%
Cigna Corp.	49,348	16,350,966	1.2%
CVS Health Corp.	160,391	14,946,837	1.1%
Elevance Health, Inc.	62,060	31,834,918	2.3%
Johnson & Johnson	155,257	27,426,149	2.0%
Medtronic PLC	156,088	12,131,159	0.9%
Merck & Company, Inc.	116,921	12,972,385	1.0%
Pfizer, Inc.	359,899	18,441,225	1.3%
Sanofi	92,123	8,883,101	0.7%
Sanofi, ADR	97,094	4,702,262	0.3%
Zimmer Biomet Holdings, Inc.	122,384	15,603,960	1.1%
OTHER SECURITIES		31,653,513	2.3%
		237,673,158
Industrials - 10.8%
General Electric Company	484,051	40,558,633	2.9%
L3Harris Technologies, Inc.	104,090	21,672,579	1.6%
Siemens AG, ADR	209,910	14,439,709	1.0%
The Boeing Company (A)	65,034	12,388,327	0.9%
United Parcel Service, Inc., Class B	155,643	27,056,979	2.0%
OTHER SECURITIES		32,562,066	2.4%
		148,678,293
Information technology - 6.9%
Microsoft Corp.	71,043	17,037,532	1.2%
Qualcomm, Inc.	259,438	28,522,614	2.1%
Texas Instruments, Inc.	84,017	13,881,289	1.0%
OTHER SECURITIES		35,158,530	2.6%
		94,599,965
Materials - 4.3%
CF Industries Holdings, Inc.	292,884	24,953,717	1.8%
International Paper Company	555,197	19,226,472	1.4%
OTHER SECURITIES		14,371,559	1.1%
		58,551,748
Real estate - 4.0%
Equity Residential	324,132	19,123,788	1.4%
Weyerhaeuser Company	682,506	21,157,686	1.5%
OTHER SECURITIES		13,960,469	1.1%
		54,241,943
Utilities - 7.5%
Dominion Energy, Inc.	266,597	16,347,728	1.2%
Sempra Energy	180,219	27,851,044	2.0%
The Southern Company	576,512	41,168,722	3.0%
OTHER SECURITIES		17,882,970	1.3%
		103,250,464
TOTAL COMMON STOCKS (Cost $1,074,583,972)		$1,329,282,314
PREFERRED SECURITIES - 1.9%
Consumer discretionary - 0.7%		9,279,804	0.7%
Health care - 0.4%
Becton, Dickinson and Company, 6.000%	106,565	5,336,775	0.4%
Utilities - 0.8%		11,781,773	0.8%
TOTAL PREFERRED SECURITIES (Cost $25,500,825)		$26,398,352
Equity Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 5.1%
Short-term funds - 5.1%
John Hancock Collateral Trust, 4.2988% (C)(D)	5,642,825	$56,404,547	4.1%
OTHER SECURITIES		14,089,654	1.0%
		70,494,201
TOTAL SHORT-TERM INVESTMENTS (Cost $70,494,739)		$70,494,201
Total Investments (Equity Income Trust) (Cost $1,170,579,536) - 103.8%		$1,426,174,867	103.8%
Other assets and liabilities, net - (3.8)%		(52,363,962)	(3.8)%
TOTAL NET ASSETS - 100.0%		$1,373,810,905	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Financial Industries Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.4%
Financials - 93.8%
1st Source Corp.	21,215	$1,126,304	0.8%
AllianceBernstein Holding LP	50,827	1,746,924	1.3%
American Business Bank (A)	27,647	1,100,351	0.8%
American Express Company	14,032	2,073,228	1.5%
American International Group, Inc.	72,554	4,588,315	3.4%
Ameriprise Financial, Inc.	11,940	3,717,758	2.7%
Arch Capital Group, Ltd. (A)	37,809	2,373,649	1.7%
Arthur J. Gallagher & Company	21,073	3,973,103	2.9%
Atlantic Union Bankshares Corp.	45,685	1,605,371	1.2%
Bank of America Corp.	104,832	3,472,036	2.5%
Bank of Marin Bancorp	38,020	1,250,098	0.9%
Berkshire Hathaway, Inc., Class B (A)	4,473	1,381,710	1.0%
Brookfield Corp.	51,487	1,619,781	1.2%
Cambridge Bancorp	20,031	1,663,775	1.2%
Chubb, Ltd.	20,432	4,507,299	3.3%
Citizens Financial Group, Inc.	96,757	3,809,323	2.8%
Coastal Financial Corp. (A)	30,743	1,460,907	1.1%
Corebridge Financial, Inc. (B)	123,277	2,472,937	1.8%
Fifth Third Bancorp	70,266	2,305,427	1.7%
First Interstate BancSystem, Inc., Class A	50,933	1,968,560	1.4%
First Merchants Corp.	44,521	1,830,258	1.3%
Independent Bank Corp. (Massachusetts)	19,591	1,654,068	1.2%
JPMorgan Chase & Co.	24,739	3,317,500	2.4%
M&T Bank Corp.	23,908	3,468,094	2.5%
Markel Corp. (A)	3,160	4,163,268	3.1%
MetLife, Inc.	57,411	4,154,834	3.0%
Morgan Stanley	41,673	3,543,038	2.6%
Nicolet Bankshares, Inc. (A)	20,951	1,671,680	1.2%
Onex Corp.	34,058	1,642,280	1.2%
Pinnacle Financial Partners, Inc.	27,781	2,039,125	1.5%

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Financial Industries Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
Popular, Inc.	31,043	$2,058,772	1.5%
Premier Financial Corp.	42,996	1,159,602	0.9%
Raymond James Financial, Inc.	28,685	3,064,992	2.2%
Regions Financial Corp.	136,082	2,933,928	2.2%
Reinsurance Group of America, Inc.	21,997	3,125,554	2.3%
RenaissanceRe Holdings, Ltd.	12,355	2,276,162	1.7%
S&P Global, Inc.	6,315	2,115,146	1.6%
Stock Yards Bancorp, Inc.	34,048	2,212,439	1.6%
Sumitomo Mitsui Financial Group, Inc.	33,800	1,359,855	1.0%
The Allstate Corp.	18,182	2,465,479	1.8%
The Goldman Sachs Group, Inc.	3,327	1,142,425	0.8%
The Hartford Financial Services Group, Inc.	31,210	2,366,654	1.7%
TriCo Bancshares	46,675	2,379,958	1.7%
U.S. Bancorp	36,722	1,601,446	1.2%
Unum Group	88,641	3,636,940	2.7%
Webster Financial Corp.	33,761	1,598,246	1.2%
Wells Fargo & Company	98,025	4,047,458	3.0%
Zions Bancorp NA	32,328	1,589,244	1.2%
OTHER SECURITIES		11,264,666	8.3%
		128,099,967
Real estate - 2.6%
Prologis, Inc.	18,203	2,052,024	1.5%
Rexford Industrial Realty, Inc.	27,542	1,504,895	1.1%
		3,556,919
TOTAL COMMON STOCKS (Cost $125,753,549)		$131,656,886
CORPORATE BONDS - 0.9%
Financials - 0.9%		1,300,650	0.9%
TOTAL CORPORATE BONDS (Cost $1,256,308)		$1,300,650
CONVERTIBLE BONDS - 0.5%
Financials - 0.5%		630,494	0.5%
TOTAL CONVERTIBLE BONDS (Cost $659,454)		$630,494
SHORT-TERM INVESTMENTS - 4.2%
Short-term funds - 4.2%
John Hancock Collateral Trust, 4.2988% (C)(D)	568,344	5,681,050	4.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $5,680,968)		$5,681,050
Total Investments (Financial Industries Trust) (Cost $133,350,279) - 102.0%		$139,269,080	102.0%
Other assets and liabilities, net - (2.0)%		(2,776,657)	(2.0)%
TOTAL NET ASSETS - 100.0%		$136,492,423	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $1,996,792.
Fundamental All Cap Core Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.5%
Communication services - 9.3%
Alphabet, Inc., Class A (A)	1,045,463	$92,241,200	5.0%
CarGurus, Inc. (A)	1,259,579	17,646,702	1.0%
Liberty Media Corp.-Liberty Formula One, Series C (A)	1,026,430	61,359,985	3.3%
		171,247,887
Consumer discretionary - 21.5%
Amazon.com, Inc. (A)	1,697,636	142,601,421	7.7%
Canada Goose Holdings, Inc. (A)	1,296,927	23,098,270	1.2%
Dufry AG (A)	794,681	33,109,999	1.8%
Group 1 Automotive, Inc.	221,423	39,938,067	2.2%
Lennar Corp., A Shares	807,847	73,110,154	4.0%
NVR, Inc. (A)	4,653	21,462,335	1.2%
Polaris, Inc.	450,741	45,524,841	2.5%
Salvatore Ferragamo SpA	990,816	17,518,001	0.9%
		396,363,088
Consumer staples - 3.3%
Anheuser-Busch InBev SA/NV, ADR	404,101	24,262,224	1.3%
BellRing Brands, Inc. (A)	720,187	18,465,595	1.0%
The Hain Celestial Group, Inc. (A)	1,096,903	17,747,891	1.0%
		60,475,710
Energy - 5.5%
Cheniere Energy, Inc.	439,629	65,926,765	3.6%
Suncor Energy, Inc.	1,136,303	36,054,894	1.9%
		101,981,659
Financials - 19.1%
First Hawaiian, Inc.	2,832,617	73,761,347	4.0%
KKR & Company, Inc.	1,529,198	70,985,371	3.8%
Morgan Stanley	851,439	72,389,344	3.9%
S&P Global, Inc.	119,019	39,864,224	2.2%
Synchrony Financial	320,272	10,524,138	0.6%
The Goldman Sachs Group, Inc.	248,255	85,245,802	4.6%
		352,770,226
Health care - 5.5%
Alnylam Pharmaceuticals, Inc. (A)	69,548	16,528,082	0.9%
Elanco Animal Health, Inc. (A)	1,087,741	13,292,195	0.7%
Hologic, Inc. (A)	203,779	15,244,707	0.8%
Moderna, Inc. (A)	205,681	36,944,421	2.0%
Thermo Fisher Scientific, Inc.	34,767	19,145,839	1.1%
		101,155,244
Industrials - 4.7%
Parker-Hannifin Corp.	89,996	26,188,836	1.4%
Regal Rexnord Corp.	128,516	15,419,350	0.8%
Sensata Technologies Holding PLC	249,646	10,080,705	0.6%
United Rentals, Inc. (A)	100,819	35,833,089	1.9%
		87,521,980
Information technology - 25.0%
Analog Devices, Inc.	440,324	72,226,346	3.9%
Apple, Inc.	563,815	73,256,483	4.0%
Autodesk, Inc. (A)	158,118	29,547,511	1.6%
CDW Corp.	107,345	19,169,670	1.1%
Microsoft Corp.	78,762	18,888,703	1.0%
NVIDIA Corp.	292,279	42,713,653	2.3%
Oracle Corp.	390,600	31,927,644	1.7%
Roper Technologies, Inc.	77,484	33,480,062	1.8%
salesforce.com, Inc. (A)	431,039	57,151,461	3.1%

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
Workday, Inc., Class A (A)	493,761	$82,621,028	4.5%
		460,982,561
Materials - 1.3%
Axalta Coating Systems, Ltd. (A)	908,814	23,147,493	1.3%
Real estate - 2.3%
American Tower Corp.	108,381	22,961,599	1.3%
Crown Castle, Inc.	97,856	13,273,188	0.7%
Five Point Holdings LLC, Class A (A)	2,477,410	5,772,365	0.3%
		42,007,152
TOTAL COMMON STOCKS (Cost $1,395,897,067)		$1,797,653,000
SHORT-TERM INVESTMENTS - 2.5%
Short-term funds - 2.5%
John Hancock Collateral Trust, 4.2988% (B)(C)	4,581,360	45,794,358	2.5%
TOTAL SHORT-TERM INVESTMENTS (Cost $45,793,861)		$45,794,358
Total Investments (Fundamental All Cap Core Trust) (Cost $1,441,690,928) - 100.0%		$1,843,447,358	100.0%
Other assets and liabilities, net - (0.0)%		(136,555)	(0.0)%
TOTAL NET ASSETS - 100.0%		$1,843,310,803	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Fundamental Large Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.4%
Communication services - 7.5%
Alphabet, Inc., Class A (A)	175,231	$15,460,631	2.2%
Charter Communications, Inc., Class A (A)	18,020	6,110,582	0.8%
Comcast Corp., Class A	712,208	24,905,909	3.5%
Meta Platforms, Inc., Class A (A)	62,673	7,542,069	1.0%
		54,019,191
Consumer discretionary - 7.1%
Dufry AG (A)	178,831	7,450,907	1.0%
eBay, Inc.	285,688	11,847,481	1.7%
Lennar Corp., A Shares	283,406	25,648,243	3.6%
OTHER SECURITIES		5,763,847	0.8%
		50,710,478
Consumer staples - 9.7%
Anheuser-Busch InBev SA/NV, ADR	215,540	12,941,022	1.8%
Danone SA	184,413	9,719,609	1.4%
Heineken Holding NV	95,873	7,404,309	1.0%
Post Holdings, Inc. (A)	115,133	10,391,905	1.5%
Walmart, Inc.	164,542	23,330,410	3.3%
OTHER SECURITIES		5,381,016	0.7%
		69,168,271
Energy - 7.4%
Cheniere Energy, Inc.	138,956	20,837,842	2.9%
Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy (continued)
Chevron Corp.	66,988	$12,023,676	1.7%
Suncor Energy, Inc.	508,942	16,148,730	2.3%
OTHER SECURITIES		3,610,630	0.5%
		52,620,878
Financials - 19.5%
Bank of America Corp.	276,857	9,169,504	1.3%
Citigroup, Inc.	289,849	13,109,870	1.8%
JPMorgan Chase & Co.	132,831	17,812,637	2.5%
KKR & Company, Inc.	435,090	20,196,878	2.8%
Morgan Stanley	121,521	10,331,715	1.5%
Nasdaq, Inc.	270,270	16,581,065	2.3%
State Street Corp.	295,028	22,885,322	3.2%
The Goldman Sachs Group, Inc.	36,461	12,519,978	1.8%
Wells Fargo & Company	326,109	13,465,041	1.9%
OTHER SECURITIES		3,086,498	0.4%
		139,158,508
Health care - 16.4%
Danaher Corp.	46,843	12,433,069	1.7%
Elanco Animal Health, Inc. (A)	538,662	6,582,450	0.9%
Elevance Health, Inc.	75,438	38,697,431	5.4%
Gilead Sciences, Inc.	89,153	7,653,785	1.1%
HCA Healthcare, Inc.	30,090	7,220,396	1.0%
Hologic, Inc. (A)	81,458	6,093,873	0.9%
Merck & Company, Inc.	112,172	12,445,483	1.8%
Moderna, Inc. (A)	40,827	7,333,346	1.0%
Novartis AG, ADR	92,943	8,431,789	1.2%
UnitedHealth Group, Inc.	19,265	10,213,918	1.4%
		117,105,540
Industrials - 14.8%
Airbus SE	67,136	7,982,631	1.1%
Fortive Corp.	177,176	11,383,558	1.6%
L3Harris Technologies, Inc.	30,304	6,309,596	0.9%
Parker-Hannifin Corp.	94,834	27,596,694	3.9%
Raytheon Technologies Corp.	156,753	15,819,513	2.2%
Sensata Technologies Holding PLC	162,252	6,551,736	0.9%
United Rentals, Inc. (A)	70,564	25,079,857	3.5%
OTHER SECURITIES		4,852,251	0.7%
		105,575,836
Information technology - 12.7%
Analog Devices, Inc.	63,959	10,491,195	1.5%
Microsoft Corp.	81,010	19,427,818	2.7%
Oracle Corp.	464,348	37,955,806	5.3%
Samsung Electronics Company, Ltd.	157,290	6,903,968	1.0%
Vontier Corp.	442,154	8,546,837	1.2%
OTHER SECURITIES		7,246,661	1.0%
		90,572,285
Materials - 1.9%
Axalta Coating Systems, Ltd. (A)	290,592	7,401,378	1.0%
LyondellBasell Industries NV, Class A	73,401	6,094,485	0.9%
		13,495,863
Real estate - 2.4%
American Tower Corp.	82,082	17,389,893	2.4%
TOTAL COMMON STOCKS (Cost $583,863,834)		$709,816,743
ESCROW CERTIFICATES - 0.0%		0	0.0%
TOTAL ESCROW CERTIFICATES (Cost $3)		$0

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
	SHORT-TERM INVESTMENTS - 0.8%
	Short-term funds - 0.8%
John Hancock Collateral Trust, 4.2988% (B)(C)	610,732	$6,104,753	0.8%
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,103,437)	$6,104,753
	Total Investments (Fundamental Large Cap Value Trust) (Cost $589,967,274) - 100.2%	$715,921,496	100.2%
	Other assets and liabilities, net - (0.2)%	(1,748,977)	(0.2)%
	TOTAL NET ASSETS - 100.0%	$714,172,519	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Global Equity Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.9%
France - 12.5%
Air Liquide SA	49,951	$7,089,791	2.6%
Capgemini SE	31,130	5,204,176	1.9%
Carrefour SA	167,482	2,801,286	1.0%
Cie Generale des Etablissements Michelin SCA	151,742	4,227,107	1.5%
Sanofi	36,077	3,478,769	1.3%
Thales SA	24,045	3,072,190	1.1%
TotalEnergies SE	133,512	8,380,945	3.1%
		34,254,264
Ireland - 4.6%
Accenture PLC, Class A	26,245	7,003,216	2.6%
CRH PLC	140,397	5,587,092	2.0%
		12,590,308
Japan - 8.6%
FANUC Corp.	28,671	4,290,517	1.5%
Mitsubishi Estate Company, Ltd.	317,569	4,113,655	1.5%
Sumitomo Mitsui Financial Group, Inc.	251,200	10,106,388	3.7%
Tokyo Electric Power Company Holdings, Inc. (A)	1,435,000	5,168,039	1.9%
		23,678,599
Netherlands - 5.5%
Heineken NV	31,420	2,959,510	1.1%
ING Groep NV	339,409	4,134,382	1.5%
Koninklijke Ahold Delhaize NV	159,942	4,598,521	1.7%
Stellantis NV	240,383	3,415,917	1.2%
		15,108,330
Spain - 1.2%
Amadeus IT Group SA (A)	65,603	3,403,325	1.2%
Switzerland - 4.0%
Chubb, Ltd.	25,648	5,657,949	2.0%
Roche Holding AG	17,313	5,440,395	2.0%
		11,098,344
United Kingdom - 4.2%
Amcor PLC	141,316	1,683,074	0.6%
Global Equity Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United Kingdom (continued)
Amcor PLC, CHESS Depositary Interest	448,326	$5,375,975	2.0%
Reckitt Benckiser Group PLC	63,718	4,416,722	1.6%
		11,475,771
United States - 56.3%
Alphabet, Inc., Class A (A)	137,619	12,142,124	4.4%
Apple, Inc.	52,642	6,839,775	2.5%
Arthur J. Gallagher & Company	28,741	5,418,828	2.0%
AutoZone, Inc. (A)	1,323	3,262,756	1.2%
Bank of America Corp.	150,999	5,001,087	1.8%
Cisco Systems, Inc.	133,247	6,347,887	2.3%
ConocoPhillips	66,919	7,896,442	2.9%
Corteva, Inc.	69,836	4,104,960	1.5%
Electronic Arts, Inc.	51,671	6,313,163	2.3%
Intercontinental Exchange, Inc.	41,944	4,303,035	1.6%
Johnson & Johnson	55,369	9,780,934	3.6%
Lowe's Companies, Inc.	13,536	2,696,913	1.0%
Microsoft Corp.	66,056	15,841,552	5.8%
Oracle Corp.	116,890	9,554,589	3.5%
Otis Worldwide Corp.	107,843	8,445,185	3.1%
Philip Morris International, Inc.	77,039	7,797,117	2.8%
T-Mobile US, Inc. (A)	38,220	5,350,800	1.9%
UnitedHealth Group, Inc.	14,778	7,835,000	2.8%
Vertex Pharmaceuticals, Inc. (A)	8,937	2,580,827	0.9%
Visa, Inc., Class A	34,795	7,229,009	2.6%
Walmart, Inc.	29,303	4,154,872	1.5%
Waste Management, Inc.	35,313	5,539,903	2.0%
Wells Fargo & Company	155,463	6,419,067	2.3%
		154,855,825
TOTAL COMMON STOCKS (Cost $258,383,730)		$266,464,766
PREFERRED SECURITIES - 2.6%
South Korea - 2.6%
Samsung Electronics Company, Ltd.	176,443	7,070,663	2.6%
TOTAL PREFERRED SECURITIES (Cost $8,934,713)		$7,070,663
SHORT-TERM INVESTMENTS - 2.3%
Short-term funds - 2.3%
Federated Government Obligations Fund, Institutional Class, 4.0929% (B)	6,383,391	6,383,391	2.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $6,383,391)		$6,383,391
Total Investments (Global Equity Trust) (Cost $273,701,834) - 101.8%		$279,918,820	101.8%
Other assets and liabilities, net - (1.8)%		(4,864,495)	(1.8)%
TOTAL NET ASSETS - 100.0%		$275,054,325	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Health Sciences Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.9%
Consumer discretionary - 0.2%		$495,960	0.2%
Financials - 0.1%		133,406	0.1%
Health care - 97.6%
AbbVie, Inc.	29,610	4,785,272	1.7%
Agilent Technologies, Inc.	37,413	5,598,855	2.0%
Alnylam Pharmaceuticals, Inc. (A)	26,360	6,264,454	2.3%
Argenx SE, ADR (A)	12,399	4,697,113	1.7%
Ascendis Pharma A/S, ADR (A)	15,465	1,888,740	0.7%
AstraZeneca PLC, ADR	139,352	9,448,066	3.4%
Avantor, Inc. (A)	78,069	1,646,475	0.6%
Becton, Dickinson and Company	19,317	4,912,313	1.8%
Biogen, Inc. (A)	6,612	1,830,995	0.7%
BioNTech SE, ADR	10,518	1,580,014	0.6%
Bruker Corp.	34,100	2,330,735	0.8%
Centene Corp. (A)	58,496	4,797,257	1.7%
Charles River Laboratories International, Inc. (A)	5,417	1,180,364	0.4%
Cigna Corp.	12,281	4,069,187	1.5%
Daiichi Sankyo Company, Ltd.	71,600	2,304,567	0.8%
Danaher Corp.	39,935	10,599,548	3.8%
DexCom, Inc. (A)	20,556	2,327,761	0.8%
Elevance Health, Inc.	17,061	8,751,781	3.1%
Eli Lilly & Company	34,128	12,485,388	4.5%
Genmab A/S (A)	5,647	2,387,522	0.9%
HCA Healthcare, Inc.	10,763	2,582,689	0.9%
Hologic, Inc. (A)	35,091	2,625,158	0.9%
Humana, Inc.	12,192	6,244,620	2.2%
Illumina, Inc. (A)	6,331	1,280,128	0.5%
Incyte Corp. (A)	16,273	1,307,047	0.5%
Insulet Corp. (A)	7,578	2,230,887	0.8%
Intuitive Surgical, Inc. (A)	31,476	8,352,157	3.0%
Johnson & Johnson	9,091	1,605,925	0.6%
Karuna Therapeutics, Inc. (A)	10,547	2,072,486	0.7%
Merck & Company, Inc.	87,155	9,669,847	3.5%
Mettler-Toledo International, Inc. (A)	914	1,321,141	0.5%
Moderna, Inc. (A)	18,517	3,326,024	1.2%
Molina Healthcare, Inc. (A)	12,901	4,260,168	1.5%
Novocure, Ltd. (A)	21,929	1,608,492	0.6%
Penumbra, Inc. (A)	11,826	2,630,812	0.9%
Pfizer, Inc.	123,263	6,315,996	2.3%
Regeneron Pharmaceuticals, Inc. (A)	11,653	8,407,523	3.0%
Roche Holding AG	7,117	2,236,427	0.8%
Royalty Pharma PLC, Class A	30,588	1,208,838	0.4%
Shockwave Medical, Inc. (A)	10,070	2,070,493	0.7%
Stryker Corp.	26,031	6,364,319	2.3%
Teleflex, Inc.	5,890	1,470,321	0.5%
Thermo Fisher Scientific, Inc.	25,786	14,200,090	5.1%
Ultragenyx Pharmaceutical, Inc. (A)	24,815	1,149,679	0.4%
UnitedHealth Group, Inc.	45,191	23,959,365	8.6%
Veeva Systems, Inc., Class A (A)	10,746	1,734,189	0.6%
Vertex Pharmaceuticals, Inc. (A)	21,827	6,303,201	2.3%
West Pharmaceutical Services, Inc.	6,500	1,529,775	0.6%
OTHER SECURITIES		49,432,321	17.9%
		271,386,525
Materials - 0.0%		133,270	0.0%
TOTAL COMMON STOCKS (Cost $212,679,387)		$272,149,161
Health Sciences Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES - 0.7%
Health care - 0.7%
Sartorius AG	4,432	$1,750,089	0.7%
TOTAL PREFERRED SECURITIES (Cost $880,522)		$1,750,089
WARRANTS - 0.0%		2,118	0.0%
TOTAL WARRANTS (Cost $29,139)		$2,118
SHORT-TERM INVESTMENTS - 1.3%
Short-term funds - 1.3%
T. Rowe Price Government Reserve Fund, 4.2602% (B)	2,976,023	2,976,023	1.1%
OTHER SECURITIES		670,279	0.2%
		3,646,302
TOTAL SHORT-TERM INVESTMENTS (Cost $3,646,302)		$3,646,302
Total Investments (Health Sciences Trust) (Cost $217,235,350) - 99.9%		$277,547,670	99.9%
Other assets and liabilities, net - 0.1%		394,896	0.1%
TOTAL NET ASSETS - 100.0%		$277,942,566	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
International Equity Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.8%
Australia - 5.0%
BHP Group, Ltd.	174,488	$5,405,114	0.7%
Commonwealth Bank of Australia	58,842	4,086,868	0.5%
CSL, Ltd.	16,501	3,217,603	0.4%
OTHER SECURITIES		26,009,175	3.4%
		38,718,760
Austria - 0.1%		981,669	0.1%
Belgium - 0.6%		4,417,195	0.6%
Brazil - 1.1%
Vale SA	130,550	2,211,784	0.3%
OTHER SECURITIES		6,138,713	0.8%
		8,350,497
Canada - 7.7%
Canadian National Railway Company	20,300	2,411,412	0.3%
Canadian Pacific Railway, Ltd.	32,300	2,408,187	0.3%
Enbridge, Inc.	69,000	2,696,809	0.4%
Manulife Financial Corp. (A)	68,000	1,212,851	0.2%
Royal Bank of Canada	47,500	4,465,842	0.6%
The Toronto-Dominion Bank	62,072	4,019,093	0.5%
OTHER SECURITIES		42,867,354	5.4%
		60,081,548
Chile - 0.1%		865,375	0.1%
China - 7.8%
Alibaba Group Holding, Ltd. (B)	488,800	5,363,560	0.7%
Alibaba Group Holding, Ltd., ADR (B)	3,828	337,209	0.1%
Meituan, Class B (B)(C)	150,500	3,334,453	0.5%
Tencent Holdings, Ltd.	214,000	9,073,678	1.2%

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
China (continued)
OTHER SECURITIES		$42,670,048	5.3%
		60,778,948
Colombia - 0.0%		109,793	0.0%
Czech Republic - 0.0%		346,899	0.0%
Denmark - 1.9%
Novo Nordisk A/S, B Shares	56,527	7,677,246	1.0%
OTHER SECURITIES		7,357,638	0.9%
		15,034,884
Egypt - 0.0%		173,780	0.0%
Finland - 0.8%		6,315,343	0.8%
France - 7.4%
Air Liquide SA	17,904	2,541,203	0.3%
Airbus SE	20,253	2,408,124	0.3%
L'Oreal SA	8,231	2,947,492	0.4%
LVMH Moet Hennessy Louis Vuitton SE	9,451	6,877,404	0.9%
Sanofi	39,156	3,775,666	0.5%
Schneider Electric SE	17,968	2,523,320	0.3%
Schneider Electric SE (Euronext London Exchange)	623	88,350	0.0%
TotalEnergies SE	84,703	5,317,059	0.7%
OTHER SECURITIES		30,855,103	4.0%
		57,333,721
Germany - 4.8%
Allianz SE	14,190	3,030,374	0.4%
Deutsche Telekom AG	110,734	2,203,221	0.3%
SAP SE	35,971	3,713,659	0.5%
Siemens AG	26,349	3,632,231	0.5%
OTHER SECURITIES		24,888,449	3.1%
		37,467,934
Greece - 0.1%		747,178	0.1%
Hong Kong - 2.5%
AIA Group, Ltd.	413,200	4,563,129	0.6%
OTHER SECURITIES		15,034,853	1.9%
		19,597,982
Hungary - 0.0%		389,127	0.0%
India - 4.0%
Reliance Industries, Ltd.	19,318	593,028	0.1%
Reliance Industries, Ltd., GDR (C)	42,342	2,597,421	0.4%
OTHER SECURITIES		27,935,073	3.5%
		31,125,522
Indonesia - 0.5%		4,206,602	0.5%
Ireland - 0.7%		5,270,474	0.7%
Israel - 0.5%		3,531,428	0.5%
Italy - 1.3%		10,038,320	1.3%
Japan - 14.1%
Keyence Corp.	6,696	2,599,687	0.3%
Mitsubishi UFJ Financial Group, Inc.	409,100	2,746,459	0.4%
Sony Group Corp.	43,500	3,315,641	0.4%
Toyota Motor Corp.	365,900	4,991,807	0.7%
OTHER SECURITIES		96,221,136	12.3%
		109,874,730
Jordan - 0.0%		128,719	0.0%
Luxembourg - 0.2%		1,347,162	0.2%
Macau - 0.0%		301,781	0.0%
Malaysia - 0.5%		3,529,529	0.5%
International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Mexico - 0.7%		$5,302,783	0.7%
Netherlands - 3.0%
ASML Holding NV	13,887	7,571,888	1.0%
OTHER SECURITIES		15,599,979	2.0%
		23,171,867
New Zealand - 0.1%		1,150,937	0.1%
Norway - 0.5%		3,870,891	0.5%
Peru - 0.1%		390,273	0.1%
Philippines - 0.2%		1,549,606	0.2%
Poland - 0.2%		1,481,591	0.2%
Portugal - 0.1%		918,936	0.1%
Russia - 0.0%		186,378	0.0%
Saudi Arabia - 1.0%		8,102,958	1.0%
Singapore - 1.0%		7,878,000	1.0%
South Africa - 1.0%		7,758,668	1.0%
South Korea - 2.9%
Samsung Electronics Company, Ltd.	163,163	7,161,753	0.9%
OTHER SECURITIES		15,424,538	2.0%
		22,586,291
Spain - 1.6%
Iberdrola SA	203,440	2,374,849	0.3%
OTHER SECURITIES		10,080,555	1.3%
		12,455,404
Sweden - 2.0%		15,480,848	2.0%
Switzerland - 6.8%
Cie Financiere Richemont SA, A Shares	17,834	2,312,356	0.3%
Glencore PLC	342,145	2,281,656	0.3%
Nestle SA	93,903	10,846,682	1.4%
Novartis AG	73,871	6,685,137	0.9%
Roche Holding AG	24,003	7,542,644	1.0%
Roche Holding AG, Bearer Shares	911	353,009	0.0%
Zurich Insurance Group AG	5,140	2,457,318	0.3%
OTHER SECURITIES		20,546,075	2.6%
		53,024,877
Taiwan - 3.7%
Taiwan Semiconductor Manufacturing Company, Ltd.	841,227	12,217,520	1.6%
OTHER SECURITIES		16,626,406	2.1%
		28,843,926
Thailand - 0.5%		4,144,457	0.5%
Turkey - 0.2%		1,499,082	0.2%
United Arab Emirates - 0.0%		9	0.0%
United Kingdom - 9.4%
AstraZeneca PLC	53,030	7,176,022	0.9%
BP PLC	642,493	3,707,165	0.5%
British American Tobacco PLC	72,982	2,887,047	0.4%
Diageo PLC	77,751	3,403,324	0.4%
GSK PLC	138,567	2,394,898	0.3%
HSBC Holdings PLC	691,905	4,288,129	0.6%
Rio Tinto PLC	38,611	2,717,612	0.4%
Shell PLC	248,052	6,992,823	0.9%
Unilever PLC	87,494	4,417,405	0.6%
OTHER SECURITIES		35,101,623	4.4%
		73,086,048
United States - 0.1%		695,660	0.1%
TOTAL COMMON STOCKS (Cost $643,054,188)		$754,644,390

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES - 0.8%
Brazil - 0.4%		$2,835,838	0.4%
Germany - 0.3%		2,450,205	0.3%
South Korea - 0.1%
Samsung Electronics Company, Ltd.	28,139	1,127,624	0.1%
OTHER SECURITIES		147,085	0.0%
		1,274,709
TOTAL PREFERRED SECURITIES (Cost $7,437,296)		$6,560,752
RIGHTS - 0.0%		3,345	0.0%
TOTAL RIGHTS (Cost $0)		$3,345
WARRANTS - 0.0%		765	0.0%
TOTAL WARRANTS (Cost $0)		$765
SHORT-TERM INVESTMENTS - 1.2%
Short-term funds - 1.2%
Fidelity Government Portfolio, Institutional Class, 4.0943% (D)	9,128,601	9,128,601	1.2%
John Hancock Collateral Trust, 4.2988% (D)(E)	14,256	142,499	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $9,271,101)		$9,271,100
Total Investments (International Equity Index Trust) (Cost $659,762,585) - 98.8%		$770,480,352	98.8%
Other assets and liabilities, net - 1.2%		8,980,448	1.2%
TOTAL NET ASSETS - 100.0%		$779,460,800	100.0%
International Equity Index Trust (continued)
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	33	Long	Mar 2023	$3,272,680	$3,216,180	$(56,500)
Mini MSCI Emerging Markets Index Futures	301	Long	Mar 2023	14,814,844	14,435,960	(378,884)
						$(435,384)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
International Small Company Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.7%
Australia - 6.4%		$6,251,398	6.4%
Austria - 1.5%
ANDRITZ AG	3,278	187,639	0.2%
BAWAG Group AG (A)(B)	4,044	215,505	0.2%
OTHER SECURITIES		1,092,128	1.1%
		1,495,272
Belgium - 1.5%
Ackermans & van Haaren NV	982	168,543	0.2%
Euronav NV (B)	8,334	140,199	0.2%
Euronav NV (New York Stock Exchange) (B)	2,324	39,601	0.1%
International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Belgium (continued)
OTHER SECURITIES		$1,109,444	1.0%
		1,457,787
Bermuda - 0.2%
Hiscox, Ltd.	12,537	165,294	0.2%
OTHER SECURITIES		21,790	0.0%
		187,084
Cambodia - 0.1%		46,125	0.1%
Canada - 11.4%
Alamos Gold, Inc., Class A	22,405	226,532	0.2%
Aritzia, Inc. (B)	5,745	200,905	0.2%
Boyd Group Services, Inc.	1,160	179,192	0.2%

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Canada (continued)
Capital Power Corp.	6,027	$206,227	0.2%
Crescent Point Energy Corp.	12,719	90,743	0.1%
Crescent Point Energy Corp. (New York Stock Exchange)	16,800	120,120	0.1%
Element Fleet Management Corp.	20,269	276,191	0.3%
Finning International, Inc.	7,281	181,003	0.2%
PrairieSky Royalty, Ltd.	11,227	179,931	0.2%
Yamana Gold, Inc.	45,750	254,092	0.3%
OTHER SECURITIES		9,302,330	9.4%
		11,217,266
China - 0.0%		20,581	0.0%
Denmark - 2.5%
Ringkjoebing Landbobank A/S	1,302	177,812	0.2%
OTHER SECURITIES		2,250,807	2.3%
		2,428,619
Finland - 2.2%
Orion OYJ, Class A	982	53,749	0.1%
Orion OYJ, Class B	4,918	269,619	0.3%
Valmet OYJ	6,257	168,905	0.2%
OTHER SECURITIES		1,636,261	1.6%
		2,128,534
France - 4.7%
Alten SA	1,325	166,007	0.2%
Rexel SA (B)	10,217	202,076	0.2%
SPIE SA	6,716	175,116	0.2%
Valeo	8,798	157,201	0.2%
OTHER SECURITIES		3,939,160	3.9%
		4,639,560
Gabon - 0.0%		3,383	0.0%
Georgia - 0.1%		136,891	0.1%
Germany - 5.5%
Fuchs Petrolub SE	2,106	62,484	0.1%
OTHER SECURITIES		5,344,905	5.4%
		5,407,389
Gibraltar - 0.0%		16,740	0.0%
Greece - 0.0%		12,956	0.0%
Guernsey, Channel Islands - 0.0%		138	0.0%
Hong Kong - 2.3%		2,298,879	2.3%
Ireland - 0.6%		580,391	0.6%
Isle of Man - 0.1%		76,627	0.1%
Israel - 1.4%		1,406,884	1.4%
Italy - 3.5%
Banco BPM SpA	68,596	244,542	0.3%
Brunello Cucinelli SpA	2,232	165,147	0.2%
Leonardo SpA	19,212	165,698	0.2%
OTHER SECURITIES		2,851,622	2.8%
		3,427,009
Japan - 24.5%		24,185,148	24.5%
Jersey, Channel Islands - 0.1%		110,992	0.1%
Liechtenstein - 0.1%		61,582	0.1%
Luxembourg - 0.5%		481,434	0.5%
Macau - 0.0%		14,711	0.0%
Malaysia - 0.0%		10,903	0.0%
Malta - 0.0%		6,245	0.0%
Mauritius - 0.0%		10,563	0.0%
International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Netherlands - 1.8%
BE Semiconductor Industries NV	2,921	$178,008	0.2%
Signify NV (A)	5,215	175,550	0.2%
OTHER SECURITIES		1,427,253	1.4%
		1,780,811
New Zealand - 0.5%		485,102	0.5%
Norway - 0.9%		903,659	0.9%
Peru - 0.0%		14,051	0.0%
Portugal - 0.3%		337,399	0.3%
Singapore - 1.2%		1,203,436	1.2%
South Africa - 0.1%		136,991	0.1%
Spain - 2.4%
Banco de Sabadell SA	287,776	270,498	0.3%
Bankinter SA	32,551	218,076	0.2%
Enagas SA	11,699	194,536	0.2%
OTHER SECURITIES		1,643,293	1.7%
		2,326,403
Sweden - 2.7%		2,690,814	2.7%
Switzerland - 7.3%
Baloise Holding AG	1,848	284,940	0.3%
Belimo Holding AG	544	259,530	0.3%
BKW AG	1,268	173,492	0.2%
Clariant AG (B)	9,918	157,512	0.2%
Dufry AG (B)	3,848	160,325	0.2%
Flughafen Zurich AG (B)	1,072	165,882	0.2%
Galenica AG (A)	2,404	196,143	0.2%
Georg Fischer AG	3,955	242,292	0.3%
Helvetia Holding AG	1,796	208,987	0.2%
PSP Swiss Property AG	2,283	268,189	0.3%
Swiss Prime Site AG	3,767	326,497	0.3%
Temenos AG	2,922	160,749	0.2%
OTHER SECURITIES		4,559,708	4.4%
		7,164,246
Taiwan - 0.0%		12,813	0.0%
United Arab Emirates - 0.1%		90,811	0.1%
United Kingdom - 11.3%
Beazley PLC	32,052	262,145	0.3%
Drax Group PLC	19,800	167,953	0.2%
Games Workshop Group PLC	1,582	163,301	0.2%
Greggs PLC	5,783	162,487	0.2%
Inchcape PLC	21,514	212,415	0.2%
Indivior PLC (B)	7,200	161,125	0.2%
Man Group PLC	60,987	156,912	0.2%
Rotork PLC	43,727	162,500	0.2%
OTHER SECURITIES		9,681,368	9.6%
		11,130,206
United States - 0.9%		855,602	0.9%
TOTAL COMMON STOCKS (Cost $115,390,558)		$97,253,435
PREFERRED SECURITIES - 0.3%
Germany - 0.3%
Fuchs Petrolub SE	3,739	130,695	0.1%

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES (continued)
Germany (continued)
OTHER SECURITIES	$177,368	0.2%
	308,063
TOTAL PREFERRED SECURITIES (Cost $331,907)	$308,063
WARRANTS - 0.0%	546	0.0%
TOTAL WARRANTS (Cost $0)	$546
RIGHTS - 0.0%	0	0.0%
TOTAL RIGHTS (Cost $0)	$0
Total Investments (International Small Company Trust) (Cost $115,722,465) - 99.0%	$97,562,044	99.0%
Other assets and liabilities, net - 1.0%	988,506	1.0%
TOTAL NET ASSETS - 100.0%	$98,550,550	100.0%
International Small Company Trust (continued)
Security Abbreviations and Legend
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	3	Long	Mar 2023	$295,459	$292,380	$(3,079)
						$(3,079)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Lifestyle Balanced Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 50.2%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	29,670,029	$450,984,436	50.2%
Fixed income - 49.8%
Select Bond, Series NAV, JHVIT (MIM US) (B)	39,124,748	447,978,362	49.8%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,053,805,656)		$898,962,798
Total Investments (Lifestyle Balanced Portfolio) (Cost $1,053,805,656) - 100.0%		$898,962,798	100.0%
Other assets and liabilities, net - (0.0)%		(19,003)	(0.0)%
TOTAL NET ASSETS - 100.0%		$898,943,795	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
Lifestyle Conservative Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 20.0%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	2,178,140	$33,107,732	20.0%
Fixed income - 80.0%
Select Bond, Series NAV, JHVIT (MIM US) (B)	11,548,333	132,228,407	80.0%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $200,505,029)		$165,336,139
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 4.2988% (C)(D)	2,123	21,217	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $21,214)		$21,217
Total Investments (Lifestyle Conservative Portfolio) (Cost $200,526,243) - 100.0%		$165,357,356	100.0%
Other assets and liabilities, net - (0.0)%		(8,706)	(0.0)%
TOTAL NET ASSETS - 100.0%		$165,348,650	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Lifestyle Conservative Portfolio (continued)
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Lifestyle Growth Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 70.5%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	225,848,655	$3,432,899,552	70.5%
Fixed income - 29.5%
Select Bond, Series NAV, JHVIT (MIM US) (B)	125,741,645	1,439,741,831	29.5%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $5,637,083,212)		$4,872,641,383
Total Investments (Lifestyle Growth Portfolio) (Cost $5,637,083,212) - 100.0%		$4,872,641,383	100.0%
Other assets and liabilities, net - 0.0%		21,813	0.0%
TOTAL NET ASSETS - 100.0%		$4,872,663,196	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
Lifestyle Moderate Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 40.3%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	7,280,355	$110,661,403	40.3%
Fixed income - 59.7%
Select Bond, Series NAV, JHVIT (MIM US) (B)	14,323,906	164,008,718	59.7%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $327,367,787)		$274,670,121
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 4.2988% (C)(D)	1,564	15,630	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $15,629)		$15,630
Total Investments (Lifestyle Moderate Portfolio) (Cost $327,383,416) - 100.0%		$274,685,751	100.0%
Other assets and liabilities, net - (0.0)%		(8,161)	(0.0)%
TOTAL NET ASSETS - 100.0%		$274,677,590	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Mid Cap Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.1%
Communication services - 5.2%
Live Nation Entertainment, Inc. (A)	95,059	$6,629,415	1.2%
Spotify Technology SA (A)	129,066	10,189,761	1.8%
ZoomInfo Technologies, Inc. (A)	269,778	8,123,016	1.4%
OTHER SECURITIES		4,222,159	0.8%
		29,164,351
Consumer discretionary - 19.8%
Aramark	142,597	5,894,960	1.1%
Domino's Pizza, Inc.	45,864	15,887,290	2.8%
DraftKings, Inc., Class A (A)(B)	529,537	6,031,426	1.1%
Las Vegas Sands Corp. (A)	186,602	8,969,958	1.6%
Lennar Corp., A Shares	121,487	10,994,574	2.0%
Lululemon Athletica, Inc. (A)	51,541	16,512,706	2.9%
Ross Stores, Inc.	88,256	10,243,874	1.8%
Thor Industries, Inc. (B)	140,832	10,631,408	1.9%
Ulta Beauty, Inc. (A)	34,096	15,993,411	2.9%
OTHER SECURITIES		9,849,009	1.7%
		111,008,616
Consumer staples - 1.0%
Celsius Holdings, Inc. (A)	54,522	5,672,469	1.0%
Energy - 4.6%
Cheniere Energy, Inc.	42,923	6,436,733	1.2%
Diamondback Energy, Inc.	45,679	6,247,974	1.1%
Pioneer Natural Resources Company	27,071	6,182,746	1.1%
Targa Resources Corp.	93,537	6,874,970	1.2%
		25,742,423
Financials - 3.5%
Ares Management Corp., Class A	112,313	7,686,702	1.4%
Tradeweb Markets, Inc., Class A	181,954	11,814,273	2.1%
		19,500,975
Health care - 22.6%
Agilent Technologies, Inc.	126,788	18,973,824	3.4%
DexCom, Inc. (A)	201,865	22,859,190	4.1%
Exact Sciences Corp. (A)	196,445	9,725,992	1.7%
Inspire Medical Systems, Inc. (A)	42,741	10,765,603	1.9%
Insulet Corp. (A)	69,837	20,559,314	3.7%
Jazz Pharmaceuticals PLC (A)	39,160	6,238,580	1.1%
Medpace Holdings, Inc. (A)	28,437	6,040,303	1.1%
Shockwave Medical, Inc. (A)	37,042	7,616,206	1.3%
United Therapeutics Corp. (A)	22,491	6,254,522	1.1%
Veeva Systems, Inc., Class A (A)	110,480	17,829,262	3.2%
		126,862,796
Industrials - 11.8%
CoStar Group, Inc. (A)	233,711	18,061,186	3.2%
Fluor Corp. (A)	170,683	5,915,873	1.1%
Johnson Controls International PLC	202,589	12,965,696	2.3%
The Middleby Corp. (A)	54,681	7,321,786	1.3%
The Toro Company	51,373	5,815,424	1.0%
WESCO International, Inc. (A)	55,258	6,918,302	1.2%
OTHER SECURITIES		9,323,916	1.7%
		66,322,183
Information technology - 24.2%
Arista Networks, Inc. (A)	159,283	19,328,992	3.4%
Block, Inc. (A)	156,254	9,819,001	1.7%

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Mid Cap Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
ExlService Holdings, Inc. (A)	46,518	$7,881,545	1.4%
Five9, Inc. (A)	95,129	6,455,454	1.1%
Flex, Ltd. (A)	511,728	10,981,683	2.0%
Gartner, Inc. (A)	17,183	5,775,894	1.0%
MKS Instruments, Inc.	65,785	5,573,963	1.0%
Okta, Inc. (A)	146,607	10,017,656	1.8%
Paycom Software, Inc. (A)	58,191	18,057,249	3.2%
SolarEdge Technologies, Inc. (A)	40,883	11,580,927	2.1%
Universal Display Corp.	56,670	6,122,627	1.1%
Workday, Inc., Class A (A)	92,591	15,493,252	2.8%
OTHER SECURITIES		9,136,274	1.6%
		136,224,517
Materials - 3.6%
Albemarle Corp.	60,169	13,048,249	2.3%
CF Industries Holdings, Inc.	85,337	7,270,712	1.3%
		20,318,961
Real estate - 0.8%		4,705,562	0.8%
TOTAL COMMON STOCKS (Cost $627,161,065)		$545,522,853
PREFERRED SECURITIES - 0.9%
Information technology - 0.9%		4,977,785	0.9%
TOTAL PREFERRED SECURITIES (Cost $5,070,285)		$4,977,785
SHORT-TERM INVESTMENTS - 4.8%
Short-term funds - 2.8%
John Hancock Collateral Trust, 4.2988% (C)(D)	1,584,624	15,839,582	2.8%
Repurchase agreement - 2.0%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-30-22 at 4.290% to be repurchased at $11,205,339 on 1-3-23, collateralized by $11,447,324 Federal National Mortgage Association, 3.500% - 4.500% due 8-1-48 to 4-1-52 (valued at $11,424,000)	$11,200,000	11,200,000	2.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $27,039,856)		$27,039,582
Total Investments (Mid Cap Growth Trust) (Cost $659,271,206) - 102.8%		$577,540,220	102.8%
Other assets and liabilities, net - (2.8)%		(15,737,931)	(2.8)%
TOTAL NET ASSETS - 100.0%		$561,802,289	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mid Cap Index Trust
Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.2%
Communication services - 2.0%	$22,855,604	2.0%
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary - 13.6%
Deckers Outdoor Corp. (A)	14,218	$5,675,257	0.5%
Five Below, Inc. (A)	29,818	5,273,910	0.5%
Service Corp. International	82,623	5,712,554	0.5%
OTHER SECURITIES		138,052,857	12.1%
		154,714,578
Consumer staples - 3.9%
BJ's Wholesale Club Holdings, Inc. (A)	72,557	4,800,371	0.4%
Casey's General Stores, Inc.	20,013	4,489,917	0.4%
Darling Ingredients, Inc. (A)	86,096	5,388,749	0.5%
Performance Food Group Company (A)	83,626	4,882,922	0.4%
OTHER SECURITIES		24,890,004	2.2%
		44,451,963
Energy - 3.8%
Antero Resources Corp. (A)	148,331	4,596,778	0.4%
NOV, Inc.	211,010	4,407,999	0.4%
OTHER SECURITIES		34,046,804	3.0%
		43,051,581
Financials - 14.7%
American Financial Group, Inc.	37,505	5,148,686	0.5%
Annaly Capital Management, Inc.	251,332	5,298,079	0.5%
Cullen/Frost Bankers, Inc.	34,541	4,618,132	0.4%
East West Bancorp, Inc.	75,715	4,989,619	0.4%
First Horizon Corp.	288,261	7,062,395	0.6%
Reinsurance Group of America, Inc.	35,903	5,101,457	0.4%
RenaissanceRe Holdings, Ltd.	23,476	4,324,983	0.4%
Webster Financial Corp.	93,476	4,425,154	0.4%
OTHER SECURITIES		126,122,141	11.1%
		167,090,646
Health care - 9.9%
Jazz Pharmaceuticals PLC (A)	33,825	5,388,661	0.5%
Neurocrine Biosciences, Inc. (A)	51,642	6,168,120	0.5%
Penumbra, Inc. (A)	20,402	4,538,629	0.4%
Repligen Corp. (A)	27,739	4,696,490	0.4%
United Therapeutics Corp. (A)	24,483	6,808,477	0.6%
OTHER SECURITIES		84,662,879	7.5%
		112,263,256
Industrials - 19.2%
AECOM	75,018	6,371,279	0.6%
AGCO Corp.	33,261	4,612,968	0.4%
Axon Enterprise, Inc. (A)	36,318	6,026,246	0.5%
Builders FirstSource, Inc. (A)	79,061	5,129,478	0.5%
Carlisle Companies, Inc.	27,781	6,546,593	0.6%
Graco, Inc.	90,532	6,089,182	0.5%
Hubbell, Inc.	28,850	6,770,518	0.6%
Knight-Swift Transportation Holdings, Inc.	86,324	4,524,241	0.4%
Lincoln Electric Holdings, Inc.	31,016	4,481,502	0.4%
The Toro Company	55,977	6,336,596	0.6%
Watsco, Inc.	17,868	4,456,279	0.4%
OTHER SECURITIES		156,613,722	13.7%
		217,958,604
Information technology - 11.8%
Cognex Corp.	92,896	4,376,331	0.4%
Fair Isaac Corp. (A)	13,417	8,031,136	0.7%
Jabil, Inc.	72,326	4,932,633	0.4%
Lattice Semiconductor Corp. (A)	73,626	4,776,855	0.4%
Paylocity Holding Corp. (A)	22,131	4,299,168	0.4%

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
Wolfspeed, Inc. (A)	66,726	$4,606,763	0.4%
OTHER SECURITIES		102,176,016	9.1%
		133,198,902
Materials - 6.4%
Alcoa Corp.	95,048	4,321,833	0.4%
Cleveland-Cliffs, Inc. (A)	276,814	4,459,474	0.4%
Reliance Steel & Aluminum Company	31,528	6,382,528	0.6%
RPM International, Inc.	69,350	6,758,158	0.6%
OTHER SECURITIES		50,107,981	4.4%
		72,029,974
Real estate - 7.9%
CubeSmart	120,639	4,855,720	0.4%
Lamar Advertising Company, Class A	46,876	4,425,094	0.4%
Life Storage, Inc.	45,660	4,497,510	0.4%
National Retail Properties, Inc.	96,013	4,393,555	0.4%
Rexford Industrial Realty, Inc.	98,570	5,385,865	0.5%
STORE Capital Corp.	142,744	4,576,373	0.4%
OTHER SECURITIES		61,596,855	5.4%
		89,730,972
Utilities - 4.0%
Essential Utilities, Inc.	128,219	6,119,893	0.5%
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Utilities (continued)
OTHER SECURITIES		$38,830,657	3.5%
		44,950,550
TOTAL COMMON STOCKS (Cost $965,851,484)		$1,102,296,630
SHORT-TERM INVESTMENTS - 3.3%
Short-term funds - 3.3%
John Hancock Collateral Trust, 4.2988% (B)(C)	3,792,295	37,907,021	3.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $37,901,333)		$37,907,021
Total Investments (Mid Cap Index Trust) (Cost $1,003,752,817) - 100.5%		$1,140,203,651	100.5%
Other assets and liabilities, net - (0.5)%		(5,939,320)	(0.5)%
TOTAL NET ASSETS - 100.0%		$1,134,264,331	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $4,111,681.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P Mid 400 E-Mini Index Futures	135	Long	Mar 2023	$33,411,797	$32,975,100	$(436,697)
						$(436,697)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Mid Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.5%
Communication services - 5.0%
News Corp., Class A	722,258	$13,145,096	2.3%
OTHER SECURITIES		15,087,094	2.7%
		28,232,190
Consumer discretionary - 8.8%
Burlington Stores, Inc. (A)	29,780	6,038,193	1.1%
Compass Group PLC	218,009	5,034,268	0.9%
General Motors Company	162,733	5,474,338	1.0%
Ralph Lauren Corp.	88,289	9,329,499	1.6%
OTHER SECURITIES		23,922,831	4.2%
		49,799,129
Consumer staples - 7.9%
Bunge, Ltd.	51,494	5,137,556	0.9%
Carlsberg A/S, Class B	41,540	5,510,154	1.0%
Flowers Foods, Inc.	401,560	11,540,834	2.0%
Sysco Corp.	113,276	8,659,950	1.5%
OTHER SECURITIES		14,040,879	2.5%
		44,889,373
Mid Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy - 8.8%
Cameco Corp.	258,538	$5,861,056	1.0%
Equitrans Midstream Corp.	842,535	5,644,985	1.0%
Expro Group Holdings NV (A)	301,199	5,460,738	1.0%
TechnipFMC PLC (A)	1,135,607	13,843,049	2.4%
Tidewater, Inc. (A)	219,099	8,073,798	1.4%
OTHER SECURITIES		11,343,269	2.0%
		50,226,895
Financials - 15.6%
Brown & Brown, Inc.	92,643	5,277,872	0.9%
CNA Financial Corp.	128,722	5,442,366	1.0%
Fifth Third Bancorp	336,942	11,055,067	2.0%
Kemper Corp.	120,362	5,921,810	1.0%
Loews Corp.	97,240	5,672,009	1.0%
Popular, Inc.	88,960	5,899,827	1.0%
RenaissanceRe Holdings, Ltd.	53,200	9,801,036	1.7%
Signature Bank	44,957	5,179,946	0.9%
State Street Corp.	113,975	8,841,041	1.6%
Webster Financial Corp.	148,499	7,029,943	1.2%

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
OTHER SECURITIES		$18,371,453	3.3%
		88,492,370
Health care - 10.8%
Centene Corp. (A)	66,904	5,486,797	1.0%
Charles River Laboratories International, Inc. (A)	26,618	5,800,062	1.0%
Dentsply Sirona, Inc.	174,201	5,546,560	1.0%
Koninklijke Philips NV, NYRS	330,617	4,955,949	0.9%
Select Medical Holdings Corp.	554,205	13,760,910	2.4%
Zimmer Biomet Holdings, Inc.	74,793	9,536,108	1.7%
OTHER SECURITIES		16,266,256	2.8%
		61,352,642
Industrials - 13.7%
JB Hunt Transport Services, Inc.	39,363	6,863,333	1.2%
PACCAR, Inc.	66,591	6,590,511	1.2%
Rolls-Royce Holdings PLC (A)	4,963,980	5,544,639	1.0%
Spirit AeroSystems Holdings, Inc., Class A	178,057	5,270,487	0.9%
Stanley Black & Decker, Inc.	116,604	8,759,292	1.5%
Textron, Inc.	156,926	11,110,361	2.0%
The Middleby Corp. (A)	38,656	5,176,038	0.9%
Trane Technologies PLC	34,582	5,812,888	1.0%
OTHER SECURITIES		22,953,526	4.0%
		78,081,075
Information technology - 6.2%
Marvell Technology, Inc.	143,939	5,331,501	0.9%
Western Digital Corp. (A)	322,786	10,183,899	1.8%
OTHER SECURITIES		19,963,341	3.5%
		35,478,741
Materials - 7.6%
Franco-Nevada Corp.	38,238	5,212,399	0.9%
Fresnillo PLC	485,115	5,300,457	0.9%
Summit Materials, Inc., Class A (A)	241,103	6,844,927	1.2%
OTHER SECURITIES		25,726,761	4.6%
		43,084,544
Real estate - 6.2%
Rayonier, Inc.	159,827	5,267,898	0.9%
Regency Centers Corp.	81,171	5,073,188	0.9%
Weyerhaeuser Company	170,984	5,300,504	0.9%
OTHER SECURITIES		19,776,989	3.5%
		35,418,579
Utilities - 4.9%
FirstEnergy Corp.	290,461	12,181,934	2.1%
PG&E Corp. (A)	779,952	12,682,020	2.2%
OTHER SECURITIES		3,087,471	0.6%
		27,951,425
TOTAL COMMON STOCKS (Cost $504,227,997)		$543,006,963
SHORT-TERM INVESTMENTS - 6.4%
Short-term funds - 6.4%
John Hancock Collateral Trust, 4.2988% (B)(C)	1,304,933	13,043,847	2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (B)	9,739,850	9,739,850	1.7%
Mid Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
	SHORT-TERM INVESTMENTS (continued)
	Short-term funds (continued)
T. Rowe Price Government Reserve Fund, 4.2602% (B)	13,825,689	$13,825,689	2.4%
		36,609,386
	TOTAL SHORT-TERM INVESTMENTS (Cost $36,608,582)	$36,609,386
	Total Investments (Mid Value Trust) (Cost $540,836,579) - 101.9%	$579,616,349	101.9%
	Other assets and liabilities, net - (1.9)%	(10,646,325)	(1.9)%
	TOTAL NET ASSETS - 100.0%	$568,970,024	100.0%
Security Abbreviations and Legend
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Real Estate Securities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.4%
Consumer discretionary - 1.1%
Hyatt Hotels Corp., Class A (A)	33,801	$3,057,300	1.1%
Industrials - 1.2%
WillScot Mobile Mini Holdings Corp. (A)	78,630	3,551,717	1.2%
Real estate - 95.1%
Agree Realty Corp.	125,630	8,910,936	3.1%
Alexandria Real Estate Equities, Inc.	33,762	4,918,111	1.7%
American Homes 4 Rent, Class A	211,408	6,371,837	2.2%
American Tower Corp.	41,225	8,733,929	3.0%
AvalonBay Communities, Inc.	75,091	12,128,698	4.2%
Brixmor Property Group, Inc.	359,580	8,151,679	2.8%
CareTrust REIT, Inc.	244,421	4,541,342	1.6%
CBRE Group, Inc., Class A (A)	13,162	1,012,948	0.4%
Corporate Office Properties Trust	196,515	5,097,599	1.8%
CubeSmart	140,611	5,659,593	2.0%
Empire State Realty Trust, Inc., Class A	732,664	4,938,155	1.7%
Equinix, Inc.	24,484	16,037,755	5.6%
Equity Residential	176,397	10,407,423	3.6%
First Industrial Realty Trust, Inc.	70,296	3,392,485	1.2%
Getty Realty Corp.	111,787	3,783,990	1.3%
Healthpeak Properties, Inc.	229,834	5,761,938	2.0%
Host Hotels & Resorts, Inc.	365,328	5,863,514	2.0%
Independence Realty Trust, Inc.	164,911	2,780,399	1.0%
Innovative Industrial Properties, Inc.	30,373	3,078,304	1.1%
Iron Mountain, Inc.	100,755	5,022,637	1.8%
Kimco Realty Corp.	426,249	9,027,954	3.2%
Life Storage, Inc.	55,680	5,484,480	1.9%
LTC Properties, Inc.	141,114	5,013,780	1.7%
Phillips Edison & Company, Inc.	201,698	6,422,064	2.2%
Plymouth Industrial REIT, Inc.	249,534	4,786,062	1.7%

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Real estate (continued)
Prologis, Inc.	284,349	$32,054,662	11.2%
Public Storage	46,210	12,947,580	4.5%
Ryman Hospitality Properties, Inc.	57,961	4,740,051	1.7%
Simon Property Group, Inc.	50,380	5,918,642	2.1%
Spirit Realty Capital, Inc.	63,305	2,527,769	0.9%
Sun Communities, Inc.	93,136	13,318,448	4.6%
Tanger Factory Outlet Centers, Inc.	258,120	4,630,673	1.6%
Veris Residential, Inc. (A)	254,131	4,048,307	1.4%
VICI Properties, Inc.	352,378	11,417,047	4.0%
Welltower, Inc.	217,900	14,283,345	5.0%
WP Carey, Inc.	120,187	9,392,614	3.3%
		272,606,750
TOTAL COMMON STOCKS (Cost $293,402,315)		$279,215,767
SHORT-TERM INVESTMENTS - 2.1%
Short-term funds - 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (B)	5,967,655	5,967,655	2.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $5,967,655)		$5,967,655
Total Investments (Real Estate Securities Trust) (Cost $299,369,970) - 99.5%		$285,183,422	99.5%
Other assets and liabilities, net - 0.5%		1,344,977	0.5%
TOTAL NET ASSETS - 100.0%		$286,528,399	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
Science & Technology Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.4%
Communication services - 13.2%
Alphabet, Inc., Class A (A)	350,900	$30,959,907	5.0%
Baidu, Inc., ADR (A)	100,231	11,464,422	1.8%
CTS Eventim AG & Company KGaA (A)	23,200	1,472,711	0.2%
Meta Platforms, Inc., Class A (A)	281,205	33,840,210	5.5%
Pinterest, Inc., Class A (A)	158,916	3,858,480	0.6%
OTHER SECURITIES		473,857	0.1%
		82,069,587
Consumer discretionary - 27.9%
Alibaba Group Holding, Ltd., ADR (A)	231,547	20,396,975	3.3%
Amazon.com, Inc. (A)	417,498	35,069,829	5.6%
Auto1 Group SE (A)(B)	514,540	4,274,807	0.7%
Booking Holdings, Inc. (A)	6,877	13,859,081	2.2%
Coupang, Inc. (A)	508,496	7,479,976	1.2%
Deliveroo PLC (A)(B)	3,320,322	3,435,840	0.5%
Delivery Hero SE (A)(B)	449,837	21,587,547	3.5%
DoorDash, Inc., Class A (A)	67,998	3,319,662	0.5%
Etsy, Inc. (A)	71,815	8,602,001	1.4%
MercadoLibre, Inc. (A)	2,701	2,285,694	0.4%
Naspers, Ltd., N Shares	34,859	5,825,137	0.9%
Science & Technology Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Tongcheng Travel Holdings, Ltd. (A)	1,207,200	$2,883,464	0.5%
Trip.com Group, Ltd., ADR (A)	102,362	3,521,253	0.6%
Warby Parker, Inc., Class A (A)(C)	196,663	2,652,984	0.4%
Wayfair, Inc., Class A (A)	38,590	1,269,225	0.2%
Zalando SE (A)(B)	1,006,149	35,421,273	5.7%
OTHER SECURITIES		1,496,042	0.3%
		173,380,790
Health care - 0.4%
Veeva Systems, Inc., Class A (A)	13,095	2,113,271	0.4%
Information technology - 53.6%
Accenture PLC, Class A	97,759	26,086,012	4.2%
Advanced Micro Devices, Inc. (A)	374,935	24,284,540	3.9%
Adyen NV (A)(B)	1,229	1,706,158	0.3%
Arista Networks, Inc. (A)	70,579	8,564,762	1.4%
ASML Holding NV, NYRS	9,325	5,095,180	0.8%
Fortinet, Inc. (A)	268,724	13,137,916	2.1%
Gen Digital, Inc.	125,018	2,679,136	0.4%
HubSpot, Inc. (A)	11,346	3,280,469	0.5%
Intuit, Inc.	24,466	9,522,657	1.5%
Lam Research Corp.	16,767	7,047,170	1.1%
Marvell Technology, Inc.	149,015	5,519,516	0.9%
Micron Technology, Inc.	132,678	6,631,246	1.1%
Microsoft Corp.	229,872	55,127,903	8.9%
MongoDB, Inc. (A)	23,732	4,671,407	0.7%
NVIDIA Corp.	201,014	29,376,186	4.7%
Pure Storage, Inc., Class A (A)	684,125	18,307,185	2.9%
Qualcomm, Inc.	169,390	18,622,737	3.0%
Qualtrics International, Inc., Class A (A)	815,325	8,463,074	1.4%
salesforce.com, Inc. (A)	341,302	45,253,232	7.3%
Samsung Electronics Company, Ltd.	120,875	5,305,596	0.9%
ServiceNow, Inc. (A)	15,721	6,103,993	1.0%
Taiwan Semiconductor Manufacturing Company, Ltd.	72,000	1,045,689	0.2%
TeamViewer AG (A)(B)	341,979	4,386,739	0.7%
Western Digital Corp. (A)	62,381	1,968,121	0.3%
Workday, Inc., Class A (A)	68,113	11,397,348	1.8%
Zoom Video Communications, Inc., Class A (A)	142,614	9,660,672	1.6%
		333,244,644
Real estate - 0.3%
KE Holdings, Inc., ADR (A)	127,121	1,774,609	0.3%
OTHER SECURITIES		243,360	0.0%
		2,017,969
TOTAL COMMON STOCKS (Cost $679,783,270)		$592,826,261
SHORT-TERM INVESTMENTS - 5.1%
Short-term funds - 5.1%
John Hancock Collateral Trust, 4.2988% (D)(E)	294,735	2,946,108	0.5%
T. Rowe Price Government Reserve Fund, 4.2602% (D)	28,393,649	28,393,649	4.6%

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Science & Technology Trust (continued)
Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Short-term funds (continued)
OTHER SECURITIES	$12,351	0.0%
	31,352,108
TOTAL SHORT-TERM INVESTMENTS (Cost $31,351,916)	$31,352,108
Total Investments (Science & Technology Trust) (Cost $711,135,186) - 100.5%	$624,178,369	100.5%
Other assets and liabilities, net - (0.5)%	(2,874,857)	(0.5)%
TOTAL NET ASSETS - 100.0%	$621,303,512	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $70,812,364 or 11.4% of the fund's net assets as of 12-31-22.
(C)	All or a portion of this security is on loan as of 12-31-22.
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.0%
Communication services - 2.5%
Iridium Communications, Inc. (A)	25,978	$1,335,269	0.3%
TEGNA, Inc.	45,713	968,658	0.2%
OTHER SECURITIES		9,865,486	2.0%
		12,169,413
Consumer discretionary - 10.0%
Crocs, Inc. (A)	12,542	1,359,929	0.3%
Light & Wonder, Inc. (A)	19,527	1,144,282	0.2%
Murphy USA, Inc.	4,332	1,210,967	0.3%
Texas Roadhouse, Inc.	13,753	1,250,835	0.3%
OTHER SECURITIES		44,204,497	8.9%
		49,170,510
Consumer staples - 3.4%
Celsius Holdings, Inc. (A)	11,477	1,194,067	0.2%
OTHER SECURITIES		15,795,509	3.2%
		16,989,576
Energy - 6.5%
ChampionX Corp.	41,683	1,208,390	0.3%
Chord Energy Corp.	8,459	1,157,276	0.2%
Helmerich & Payne, Inc.	21,123	1,047,067	0.2%
Matador Resources Company	23,255	1,331,116	0.3%
Murphy Oil Corp.	30,411	1,307,977	0.3%
OTHER SECURITIES		26,108,804	5.2%
		32,160,630
Financials - 16.5%
Glacier Bancorp, Inc.	22,830	1,128,259	0.2%
Kinsale Capital Group, Inc.	4,445	1,162,456	0.2%
Old National Bancorp	60,171	1,081,875	0.2%
RLI Corp.	7,998	1,049,897	0.2%
Selective Insurance Group, Inc.	12,269	1,087,156	0.2%
SouthState Corp.	15,422	1,177,604	0.2%
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
United Bankshares, Inc.	26,912	$1,089,667	0.2%
Valley National Bancorp	88,966	1,006,205	0.2%
OTHER SECURITIES		72,399,916	14.9%
		81,183,035
Health care - 16.2%
Apellis Pharmaceuticals, Inc. (A)	19,384	1,002,347	0.2%
Halozyme Therapeutics, Inc. (A)	27,606	1,570,781	0.3%
HealthEquity, Inc. (A)	17,128	1,055,770	0.2%
Inspire Medical Systems, Inc. (A)	5,828	1,467,957	0.3%
Intra-Cellular Therapies, Inc. (A)	18,933	1,001,934	0.2%
Karuna Therapeutics, Inc. (A)	6,243	1,226,750	0.3%
LHC Group, Inc. (A)	6,127	990,675	0.2%
Medpace Holdings, Inc. (A)	5,244	1,113,878	0.2%
Option Care Health, Inc. (A)	32,291	971,636	0.2%
Shockwave Medical, Inc. (A)	7,355	1,512,262	0.3%
The Ensign Group, Inc.	11,099	1,050,076	0.2%
OTHER SECURITIES		67,005,189	13.6%
		79,969,255
Industrials - 15.0%
Applied Industrial Technologies, Inc.	7,853	989,714	0.2%
Atkore, Inc. (A)	8,494	963,389	0.2%
Chart Industries, Inc. (A)	8,823	1,016,674	0.2%
EMCOR Group, Inc.	9,843	1,457,847	0.3%
Evoqua Water Technologies Corp. (A)	24,405	966,438	0.2%
Exponent, Inc.	10,542	1,044,607	0.2%
Fluor Corp. (A)	29,371	1,017,999	0.2%
RBC Bearings, Inc. (A)	5,881	1,231,187	0.3%
Saia, Inc. (A)	5,488	1,150,724	0.2%
UFP Industries, Inc.	12,336	977,628	0.2%
OTHER SECURITIES		62,909,239	12.8%
		73,725,446
Information technology - 12.2%
ExlService Holdings, Inc. (A)	6,658	1,128,065	0.2%
Fabrinet (A)	7,595	973,831	0.2%
Novanta, Inc. (A)	7,333	996,335	0.2%
SPS Commerce, Inc. (A)	7,436	955,005	0.2%
OTHER SECURITIES		56,064,212	11.4%
		60,117,448
Materials - 4.1%
Commercial Metals Company	24,307	1,174,028	0.2%
OTHER SECURITIES		19,155,944	3.9%
		20,329,972
Real estate - 6.2%
Agree Realty Corp.	17,890	1,268,938	0.3%
Kite Realty Group Trust	44,964	946,492	0.2%
STAG Industrial, Inc.	37,212	1,202,320	0.3%
OTHER SECURITIES		26,964,481	5.4%
		30,382,231
Utilities - 3.4%
New Jersey Resources Corp.	19,820	983,468	0.2%

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Utilities (continued)
OTHER SECURITIES		$15,595,545	3.2%
		16,579,013
TOTAL COMMON STOCKS (Cost $436,343,202)		$472,776,529
RIGHTS - 0.0%		0	0.0%
TOTAL RIGHTS (Cost $0)		$0
WARRANTS - 0.0%		24,674	0.0%
TOTAL WARRANTS (Cost $0)		$24,674
SHORT-TERM INVESTMENTS - 5.1%
Short-term funds - 5.1%
John Hancock Collateral Trust, 4.2988% (B)(C)	2,484,985	24,839,413	5.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $24,833,272)		$24,839,413
Total Investments (Small Cap Index Trust) (Cost $461,176,474) - 101.1%		$497,640,616	101.1%
Other assets and liabilities, net - (1.1)%		(5,181,650)	(1.1)%
TOTAL NET ASSETS - 100.0%		$492,458,966	100.0%
Small Cap Index Trust (continued)
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $5,412,941.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	226	Long	Mar 2023	$20,667,452	$20,011,170	$(656,282)
						$(656,282)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Small Cap Opportunities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.7%
Communication services - 1.9%		$2,874,631	1.9%
Consumer discretionary - 13.9%
BorgWarner, Inc.	15,544	625,646	0.4%
Churchill Downs, Inc.	3,598	760,725	0.5%
Chuy's Holdings, Inc. (A)	22,447	635,250	0.4%
Five Below, Inc. (A)	5,484	969,955	0.6%
Fox Factory Holding Corp. (A)	9,668	882,012	0.6%
Grand Canyon Education, Inc. (A)	8,959	946,608	0.6%
Lithia Motors, Inc.	3,859	790,092	0.5%
PulteGroup, Inc.	13,332	607,006	0.4%
OTHER SECURITIES		14,956,456	9.9%
		21,173,750
Consumer staples - 3.6%
Performance Food Group Company (A)	13,763	803,622	0.5%
OTHER SECURITIES		4,747,642	3.1%
		5,551,264
Energy - 7.5%
ChampionX Corp.	26,464	767,191	0.5%
Earthstone Energy, Inc., Class A (A)	48,103	684,506	0.4%
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy (continued)
Magnolia Oil & Gas Corp., Class A	29,903	$701,225	0.5%
Matador Resources Company	17,819	1,019,960	0.7%
OTHER SECURITIES		8,185,364	5.4%
		11,358,246
Financials - 21.5%
Ameris Bancorp	18,005	848,756	0.6%
First Horizon Corp.	25,469	623,991	0.4%
Houlihan Lokey, Inc.	7,641	665,990	0.4%
Pinnacle Financial Partners, Inc.	11,078	813,125	0.5%
OTHER SECURITIES		29,773,212	19.6%
		32,725,074
Health care - 11.9%
Acadia Healthcare Company, Inc. (A)	10,789	888,150	0.6%
Albireo Pharma, Inc. (A)	27,015	583,794	0.4%
Azenta, Inc. (A)	11,095	645,951	0.4%
Globus Medical, Inc., Class A (A)	9,920	736,758	0.5%
Halozyme Therapeutics, Inc. (A)	12,660	720,354	0.5%

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
HealthEquity, Inc. (A)	9,922	$611,592	0.4%
Medpace Holdings, Inc. (A)	3,612	767,225	0.5%
Supernus Pharmaceuticals, Inc. (A)	17,603	627,899	0.4%
Vericel Corp. (A)	22,687	597,576	0.4%
OTHER SECURITIES		12,013,127	7.8%
		18,192,426
Industrials - 18.1%
Alamo Group, Inc.	5,250	743,400	0.5%
Atkore, Inc. (A)	10,376	1,176,846	0.8%
CACI International, Inc., Class A (A)	2,685	807,084	0.5%
Exponent, Inc.	8,270	819,474	0.5%
Gibraltar Industries, Inc. (A)	14,406	660,947	0.4%
Hexcel Corp.	12,990	764,462	0.5%
RBC Bearings, Inc. (A)	4,162	871,315	0.6%
SiteOne Landscape Supply, Inc. (A)	6,798	797,541	0.5%
The Shyft Group, Inc.	35,052	871,393	0.6%
OTHER SECURITIES		20,111,359	13.2%
		27,623,821
Information technology - 11.9%
Arrow Electronics, Inc. (A)	6,456	675,104	0.4%
CyberArk Software, Ltd. (A)	4,740	614,541	0.4%
First Solar, Inc. (A)	4,689	702,365	0.5%
Flywire Corp. (A)	35,769	875,267	0.6%
Novanta, Inc. (A)	7,414	1,007,320	0.7%
Paycor HCM, Inc. (A)	28,014	685,503	0.5%
Power Integrations, Inc.	10,069	722,149	0.5%
Silicon Laboratories, Inc. (A)	5,229	709,418	0.5%
The Descartes Systems Group, Inc. (A)	10,003	696,709	0.5%
Thoughtworks Holding, Inc. (A)	68,557	698,596	0.5%
OTHER SECURITIES		10,701,112	6.8%
		18,088,084
Materials - 6.5%
Avient Corp.	20,000	675,200	0.5%
Balchem Corp.	4,970	606,887	0.4%
Reliance Steel & Aluminum Company	2,853	577,561	0.4%
OTHER SECURITIES		7,993,360	5.2%
		9,853,008
Real estate - 1.5%
STAG Industrial, Inc.	18,422	595,215	0.4%
OTHER SECURITIES		1,759,661	1.1%
		2,354,876
Utilities - 0.4%		605,015	0.4%
TOTAL COMMON STOCKS (Cost $136,008,075)		$150,400,195
PREFERRED SECURITIES - 0.0%
Industrials - 0.0%		39,514	0.0%
TOTAL PREFERRED SECURITIES (Cost $37,663)		$39,514
SHORT-TERM INVESTMENTS - 1.9%
Short-term funds - 1.9%
John Hancock Collateral Trust, 4.2988% (B)(C)	91,503	914,649	0.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.7656% (B)	1,856,986	1,856,986	1.2%
Small Cap Opportunities Trust (continued)
Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Short-term funds (continued)
OTHER SECURITIES	$138,086	0.1%
	2,909,721
TOTAL SHORT-TERM INVESTMENTS (Cost $2,909,507)	$2,909,721
Total Investments (Small Cap Opportunities Trust) (Cost $138,955,245) - 100.6%	$153,349,430	100.6%
Other assets and liabilities, net - (0.6)%	(858,877)	(0.6)%
TOTAL NET ASSETS - 100.0%	$152,490,553	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Stock Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.5%
Communication services - 2.6%
Ziff Davis, Inc. (A)	39,625	$3,134,338	1.2%
OTHER SECURITIES		3,341,771	1.4%
		6,476,109
Consumer discretionary - 10.4%
Boyd Gaming Corp.	55,432	3,022,707	1.2%
Crocs, Inc. (A)	45,220	4,903,205	1.9%
H&R Block, Inc.	69,781	2,547,704	1.0%
Skyline Champion Corp. (A)	57,851	2,979,905	1.2%
Texas Roadhouse, Inc.	48,914	4,448,728	1.7%
Visteon Corp. (A)	19,017	2,487,994	1.0%
Wingstop, Inc.	32,524	4,475,953	1.8%
OTHER SECURITIES		1,429,026	0.6%
		26,295,222
Consumer staples - 4.9%
Celsius Holdings, Inc. (A)	37,255	3,876,010	1.6%
e.l.f. Beauty, Inc. (A)	114,878	6,352,753	2.5%
OTHER SECURITIES		2,084,120	0.8%
		12,312,883
Energy - 8.3%
Cactus, Inc., Class A	80,216	4,031,656	1.6%
Chord Energy Corp.	32,150	4,398,442	1.7%
Sitio Royalties Corp., Class A (B)	119,782	3,455,708	1.4%
SM Energy Company	134,116	4,671,260	1.8%
Viper Energy Partners LP	139,153	4,423,674	1.8%
		20,980,740
Financials - 4.7%
Ameris Bancorp	79,686	3,756,398	1.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	88,686	2,570,120	1.0%
Synovus Financial Corp.	80,123	3,008,619	1.2%
OTHER SECURITIES		2,387,088	1.0%
		11,722,225
Health care - 24.4%
Acadia Healthcare Company, Inc. (A)	44,371	3,652,621	1.4%
Cross Country Healthcare, Inc. (A)	116,864	3,105,076	1.2%

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
Globus Medical, Inc., Class A (A)	39,129	$2,906,111	1.2%
Haemonetics Corp. (A)	47,618	3,745,156	1.5%
Inari Medical, Inc. (A)	45,580	2,897,065	1.1%
Inspire Medical Systems, Inc. (A)	25,406	6,399,263	2.5%
Shockwave Medical, Inc. (A)	12,230	2,514,610	1.0%
OTHER SECURITIES		36,380,593	14.5%
		61,600,495
Industrials - 20.7%
Acuity Brands, Inc.	23,790	3,939,862	1.6%
Applied Industrial Technologies, Inc.	55,615	7,009,159	2.8%
Casella Waste Systems, Inc., Class A (A)	34,899	2,767,840	1.1%
Comfort Systems USA, Inc.	30,025	3,455,277	1.4%
Curtiss-Wright Corp.	20,671	3,451,850	1.4%
Fluor Corp. (A)	179,050	6,205,873	2.4%
The AZEK Company, Inc. (A)	144,479	2,935,813	1.2%
TriNet Group, Inc. (A)	52,985	3,592,383	1.4%
WESCO International, Inc. (A)	29,820	3,733,464	1.5%
WillScot Mobile Mini Holdings Corp. (A)	74,280	3,355,228	1.3%
OTHER SECURITIES		11,871,920	4.6%
		52,318,669
Information technology - 16.7%
Calix, Inc. (A)	73,763	5,047,602	2.0%
ExlService Holdings, Inc. (A)	26,527	4,494,470	1.8%
Five9, Inc. (A)	38,854	2,636,632	1.0%
Jamf Holding Corp. (A)	162,192	3,454,690	1.4%
Lattice Semiconductor Corp. (A)	43,831	2,843,755	1.1%
Manhattan Associates, Inc. (A)	25,093	3,046,290	1.2%
Novanta, Inc. (A)	22,115	3,004,765	1.2%
PowerSchool Holdings, Inc., Class A (A)	156,711	3,616,890	1.4%
RingCentral, Inc., Class A (A)	85,034	3,010,204	1.2%
Synaptics, Inc. (A)	34,256	3,259,801	1.3%
Verra Mobility Corp. (A)	356,606	4,931,861	2.0%
OTHER SECURITIES		2,909,856	1.1%
		42,256,816
Materials - 3.1%
Cabot Corp.	72,185	4,824,845	1.9%
Livent Corp. (A)	148,847	2,957,590	1.2%
		7,782,435
Real estate - 2.7%
Phillips Edison & Company, Inc.	100,654	3,204,823	1.3%
Ryman Hospitality Properties, Inc.	44,794	3,663,253	1.4%
		6,868,076
TOTAL COMMON STOCKS (Cost $253,612,809)		$248,613,670
EXCHANGE-TRADED FUNDS - 0.8%		1,880,697	0.8%
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,813,132)		$1,880,697
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
	SHORT-TERM INVESTMENTS - 2.5%
	Short-term funds - 2.5%
John Hancock Collateral Trust, 4.2988% (C)(D)	630,107	$6,298,427	2.5%
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,298,371)	$6,298,427
	Total Investments (Small Cap Stock Trust) (Cost $261,724,312) - 101.8%	$256,792,794	101.8%
	Other assets and liabilities, net - (1.8)%	(4,418,292)	(1.8)%
	TOTAL NET ASSETS - 100.0%	$252,374,502	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.0%
Communication services - 3.1%
Shutterstock, Inc.	100,850	$5,316,812	1.2%
Ziff Davis, Inc. (A)	70,757	5,596,879	1.3%
OTHER SECURITIES		2,345,688	0.6%
		13,259,379
Consumer discretionary - 9.0%
Century Communities, Inc.	105,421	5,272,104	1.2%
Kontoor Brands, Inc.	174,851	6,992,291	1.6%
Monro, Inc.	136,723	6,179,880	1.4%
Tri Pointe Homes, Inc. (A)	291,192	5,413,259	1.3%
Visteon Corp. (A)	37,943	4,964,083	1.2%
OTHER SECURITIES		10,102,755	2.3%
		38,924,372
Consumer staples - 4.0%
Spectrum Brands Holdings, Inc.	71,685	4,367,050	1.0%
United Natural Foods, Inc. (A)	126,556	4,898,983	1.1%
OTHER SECURITIES		7,943,894	1.9%
		17,209,927
Energy - 2.5%
Chord Energy Corp.	37,914	5,187,014	1.2%
Sitio Royalties Corp., Class A (B)	195,404	5,637,405	1.3%
		10,824,419
Financials - 24.9%
1st Source Corp.	98,717	5,240,886	1.2%
Assured Guaranty, Ltd.	95,725	5,959,839	1.4%
Banc of California, Inc.	368,188	5,865,235	1.4%
Berkshire Hills Bancorp, Inc.	145,944	4,363,726	1.0%
Cadence Bank	239,747	5,912,161	1.4%
Eastern Bankshares, Inc.	292,302	5,042,210	1.2%
First Busey Corp.	233,081	5,761,762	1.3%
First Interstate BancSystem, Inc., Class A	145,026	5,605,255	1.3%
Flushing Financial Corp.	227,867	4,416,062	1.0%
Hancock Whitney Corp.	131,147	6,346,203	1.5%
International Bancshares Corp.	116,775	5,343,624	1.2%
Kemper Corp.	148,727	7,317,368	1.7%

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
National Bank Holdings Corp., Class A	136,964	$5,762,075	1.3%
NMI Holdings, Inc., Class A (A)	231,829	4,845,226	1.1%
ProAssurance Corp.	312,488	5,459,165	1.3%
Seacoast Banking Corp. of Florida	161,616	5,040,803	1.2%
Synovus Financial Corp.	171,267	6,431,076	1.5%
White Mountains Insurance Group, Ltd.	3,741	5,291,009	1.2%
OTHER SECURITIES		7,326,516	1.7%
		107,330,201
Health care - 5.2%
Haemonetics Corp. (A)	60,884	4,788,527	1.1%
ICU Medical, Inc. (A)	36,336	5,722,193	1.3%
Integra LifeSciences Holdings Corp. (A)	80,486	4,512,850	1.1%
OTHER SECURITIES		7,245,980	1.7%
		22,269,550
Industrials - 18.4%
Air Lease Corp.	168,009	6,454,906	1.5%
American Woodmark Corp. (A)	89,280	4,362,221	1.0%
GATX Corp.	55,894	5,943,768	1.4%
Hexcel Corp.	78,168	4,600,187	1.1%
Huron Consulting Group, Inc. (A)	82,521	5,991,025	1.4%
ICF International, Inc.	48,564	4,810,264	1.1%
Science Applications International Corp.	45,109	5,003,941	1.2%
SP Plus Corp. (A)	220,171	7,644,337	1.8%
Thermon Group Holdings, Inc. (A)	217,856	4,374,548	1.0%
UniFirst Corp.	31,575	6,093,659	1.4%
OTHER SECURITIES		23,963,693	5.5%
		79,242,549
Information technology - 10.6%
ACI Worldwide, Inc. (A)	258,581	5,947,363	1.4%
Belden, Inc.	82,999	5,967,628	1.4%
CTS Corp.	141,884	5,593,067	1.3%
ePlus, Inc. (A)	107,805	4,773,605	1.1%
National Instruments Corp.	129,497	4,778,439	1.1%
Progress Software Corp.	155,919	7,866,114	1.8%
WNS Holdings, Ltd., ADR (A)	76,978	6,157,470	1.4%
OTHER SECURITIES		4,891,005	1.1%
		45,974,691
Materials - 8.8%
Axalta Coating Systems, Ltd. (A)	191,003	4,864,846	1.1%
Element Solutions, Inc.	442,956	8,057,370	1.9%
HB Fuller Company	70,056	5,017,411	1.1%
Mativ Holdings, Inc.	305,448	6,383,866	1.5%
TriMas Corp.	336,368	9,330,848	2.2%
OTHER SECURITIES		4,163,279	1.0%
		37,817,620
Real estate - 7.8%
Centerspace	80,609	4,729,330	1.1%
Pebblebrook Hotel Trust	358,863	4,805,176	1.1%
Phillips Edison & Company, Inc.	163,690	5,211,890	1.2%
PotlatchDeltic Corp.	108,486	4,772,299	1.1%
RPT Realty	641,504	6,440,700	1.5%
OTHER SECURITIES		7,760,093	1.8%
		33,719,488
Small Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Utilities - 2.7%
New Jersey Resources Corp.	88,589	$4,395,786	1.0%
OTHER SECURITIES		7,187,261	1.7%
		11,583,047
TOTAL COMMON STOCKS (Cost $405,572,640)		$418,155,243
SHORT-TERM INVESTMENTS - 4.6%
Short-term funds - 1.4%
John Hancock Collateral Trust, 4.2988% (C)(D)	609,076	6,088,199	1.4%
Repurchase agreement - 3.2%
Bank of America Tri-Party Repurchase Agreement dated 12-30-22 at 4.300% to be repurchased at $14,006,689 on 1-3-23, collateralized by $14,473,000 Federal Farm Credit Bank, 4.125% due 12-12-25 (valued at $14,280,835)	$14,000,000	14,000,000	3.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $20,088,200)		$20,088,199
Total Investments (Small Cap Value Trust) (Cost $425,660,840) - 101.6%		$438,243,442	101.6%
Other assets and liabilities, net - (1.6)%		(7,048,445)	(1.6)%
TOTAL NET ASSETS - 100.0%		$431,194,997	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Company Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.2%
Communication services - 0.7%		$830,656	0.7%
Consumer discretionary - 8.7%
Meritage Homes Corp. (A)	10,110	932,142	0.7%
Papa John's International, Inc.	12,800	1,053,568	0.8%
Strategic Education, Inc.	19,508	1,527,867	1.2%
OTHER SECURITIES		7,762,487	6.0%
		11,276,064
Consumer staples - 2.8%
Coca-Cola Consolidated, Inc.	1,970	1,009,349	0.8%
Nomad Foods, Ltd. (A)	65,461	1,128,548	0.9%
OTHER SECURITIES		1,455,918	1.1%
		3,593,815
Energy - 6.9%
Cactus, Inc., Class A	27,662	1,390,292	1.1%
ChampionX Corp.	54,129	1,569,200	1.2%
Magnolia Oil & Gas Corp., Class A	72,107	1,690,909	1.3%
Matador Resources Company	38,849	2,223,714	1.7%
OTHER SECURITIES		2,086,856	1.6%
		8,960,971

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials - 27.2%
BankUnited, Inc.	44,391	$1,507,962	1.2%
BRP Group, Inc., Class A (A)	40,961	1,029,760	0.8%
Columbia Banking System, Inc.	38,910	1,172,358	0.9%
FB Financial Corp.	32,092	1,159,805	0.9%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	34,227	991,898	0.8%
Home BancShares, Inc.	68,368	1,558,107	1.2%
Houlihan Lokey, Inc.	13,722	1,196,010	0.9%
Independent Bank Corp. (Massachusetts)	12,627	1,066,098	0.8%
Live Oak Bancshares, Inc.	31,875	962,625	0.7%
National Bank Holdings Corp., Class A	33,209	1,397,103	1.1%
PennyMac Financial Services, Inc.	22,546	1,277,456	1.0%
Pinnacle Financial Partners, Inc.	25,682	1,885,059	1.4%
Popular, Inc.	16,862	1,118,288	0.9%
Radian Group, Inc.	52,790	1,006,705	0.8%
Texas Capital Bancshares, Inc. (A)	17,077	1,029,914	0.8%
Towne Bank	37,617	1,160,108	0.9%
Western Alliance Bancorp	29,230	1,740,939	1.3%
WSFS Financial Corp.	33,439	1,516,124	1.2%
OTHER SECURITIES		12,421,595	9.6%
		35,197,914
Health care - 10.9%
QuidelOrtho Corp. (A)	11,018	943,912	0.7%
Select Medical Holdings Corp.	59,021	1,465,491	1.1%
OTHER SECURITIES		11,650,100	9.1%
		14,059,503
Industrials - 14.3%
Beacon Roofing Supply, Inc. (A)	18,009	950,695	0.7%
ESCO Technologies, Inc.	11,103	971,957	0.7%
Helios Technologies, Inc.	17,044	927,875	0.7%
Landstar System, Inc.	6,857	1,117,005	0.9%
SPX Technologies, Inc. (A)	15,259	1,001,753	0.8%
UFP Industries, Inc.	24,890	1,972,533	1.5%
Univar Solutions, Inc. (A)	32,373	1,029,461	0.8%
OTHER SECURITIES		10,541,699	8.2%
		18,512,978
Information technology - 5.8%
Belden, Inc.	16,701	1,200,802	0.9%
Littelfuse, Inc.	6,041	1,330,228	1.0%
OTHER SECURITIES		4,956,009	3.9%
		7,487,039
Materials - 4.6%
Reliance Steel & Aluminum Company	4,653	941,953	0.7%
OTHER SECURITIES		4,937,338	3.9%
		5,879,291
Real estate - 9.0%
Apple Hospitality REIT, Inc.	77,940	1,229,893	0.9%
EastGroup Properties, Inc.	6,950	1,029,017	0.8%
PotlatchDeltic Corp.	20,848	917,104	0.7%
Saul Centers, Inc.	22,487	914,771	0.7%
Terreno Realty Corp.	24,150	1,373,411	1.1%
The St. Joe Company	29,685	1,147,325	0.9%
OTHER SECURITIES		5,052,612	3.9%
		11,664,133
Small Company Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Utilities - 5.3%
California Water Service Group	17,909	$1,086,002	0.8%
IDACORP, Inc.	20,077	2,165,304	1.7%
MGE Energy, Inc.	24,690	1,738,176	1.3%
OTHER SECURITIES		1,906,620	1.5%
		6,896,102
TOTAL COMMON STOCKS (Cost $109,881,136)		$124,358,466
WARRANTS - 0.0%		16,266	0.0%
TOTAL WARRANTS (Cost $6,099)		$16,266
SHORT-TERM INVESTMENTS - 4.5%
Short-term funds - 4.5%
John Hancock Collateral Trust, 4.2988% (B)(C)	84,715	846,797	0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (B)	933,623	933,623	0.7%
T. Rowe Price Government Reserve Fund, 4.2602% (B)	3,996,082	3,996,082	3.1%
		5,776,502
TOTAL SHORT-TERM INVESTMENTS (Cost $5,776,478)		$5,776,502
Total Investments (Small Company Value Trust) (Cost $115,663,713) - 100.7%		$130,151,234	100.7%
Other assets and liabilities, net - (0.7)%		(937,960)	(0.7)%
TOTAL NET ASSETS - 100.0%		$129,213,274	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Strategic Equity Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.6%
Communication services - 5.6%
Alphabet, Inc., Class A (A)	679,800	$59,978,754	0.9%
Alphabet, Inc., Class C (A)	607,888	53,937,902	0.8%
Meta Platforms, Inc., Class A (A)	258,551	31,114,027	0.5%
Verizon Communications, Inc.	476,543	18,775,794	0.3%
OTHER SECURITIES		220,639,260	3.1%
		384,445,737
Consumer discretionary - 10.1%
Amazon.com, Inc. (A)	1,004,827	84,405,468	1.2%
LVMH Moet Hennessy Louis Vuitton SE	42,216	30,720,260	0.5%
McDonald's Corp.	83,309	21,954,421	0.3%
Tesla, Inc. (A)	301,960	37,195,433	0.6%
The Home Depot, Inc.	116,524	36,805,271	0.6%
Toyota Motor Corp.	1,617,400	22,065,449	0.3%
OTHER SECURITIES		464,018,035	6.6%
		697,164,337
Consumer staples - 7.6%
Costco Wholesale Corp.	50,263	22,945,060	0.3%
Nestle SA	419,429	48,447,972	0.7%
PepsiCo, Inc.	156,290	28,235,351	0.4%

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer staples (continued)
The Coca-Cola Company	440,921	$28,046,985	0.4%
The Procter & Gamble Company	270,682	41,024,564	0.6%
Unilever PLC	388,211	19,599,925	0.3%
Walmart, Inc.	161,574	22,909,577	0.3%
OTHER SECURITIES		310,102,026	4.6%
		521,311,460
Energy - 5.0%
Chevron Corp.	204,142	36,641,448	0.5%
Exxon Mobil Corp.	472,493	52,115,978	0.8%
Shell PLC	1,107,956	31,234,185	0.5%
TotalEnergies SE (B)	379,495	23,822,091	0.4%
OTHER SECURITIES		201,048,610	2.8%
		344,862,312
Financials - 14.0%
AIA Group, Ltd.	1,820,335	20,102,654	0.3%
Bank of America Corp.	792,522	26,248,329	0.4%
Berkshire Hathaway, Inc., Class B (A)	204,508	63,172,521	0.9%
HSBC Holdings PLC	3,045,513	18,874,670	0.3%
JPMorgan Chase & Co.	332,593	44,600,721	0.7%
OTHER SECURITIES		794,904,166	11.4%
		967,903,061
Health care - 14.2%
Abbott Laboratories	198,645	21,809,235	0.3%
AbbVie, Inc.	200,450	32,394,725	0.5%
AstraZeneca PLC	236,327	31,979,616	0.5%
Danaher Corp.	74,228	19,701,596	0.3%
Eli Lilly & Company	89,385	32,700,608	0.5%
Johnson & Johnson	298,002	52,642,053	0.8%
Merck & Company, Inc.	287,076	31,851,082	0.5%
Novartis AG	329,953	29,859,895	0.5%
Novo Nordisk A/S, B Shares	252,486	34,291,528	0.5%
Pfizer, Inc.	636,074	32,592,432	0.5%
Roche Holding AG	107,155	33,672,102	0.5%
Roche Holding AG, Bearer Shares	4,068	1,576,334	0.0%
Thermo Fisher Scientific, Inc.	44,419	24,461,099	0.4%
UnitedHealth Group, Inc.	106,039	56,219,757	0.8%
OTHER SECURITIES		546,099,632	7.6%
		981,851,694
Industrials - 11.5%		796,750,270	11.5%
Information technology - 17.6%
Accenture PLC, Class A	71,850	19,172,454	0.3%
Apple, Inc.	1,702,069	221,149,825	3.2%
ASML Holding NV	61,995	33,802,875	0.5%
Broadcom, Inc.	45,780	25,596,971	0.4%
Cisco Systems, Inc.	469,391	22,361,787	0.3%
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
Mastercard, Inc., Class A	96,736	$33,638,009	0.5%
Microsoft Corp.	845,497	202,767,091	3.0%
NVIDIA Corp.	283,877	41,485,785	0.6%
Visa, Inc., Class A	185,380	38,514,549	0.6%
OTHER SECURITIES		576,584,735	8.2%
		1,215,074,081
Materials - 4.6%
BHP Group, Ltd.	772,637	23,933,931	0.4%
Linde PLC	56,538	18,441,565	0.3%
OTHER SECURITIES		274,658,065	3.9%
		317,033,561
Real estate - 3.2%		218,249,031	3.2%
Utilities - 3.2%
NextEra Energy, Inc.	222,876	18,632,434	0.3%
OTHER SECURITIES		205,076,376	2.9%
		223,708,810
TOTAL COMMON STOCKS (Cost $3,989,760,507)		$6,668,354,354
PREFERRED SECURITIES - 0.1%
Consumer discretionary - 0.1%		7,302,159	0.1%
Consumer staples - 0.0%		1,883,434	0.0%
Health care - 0.0%		1,465,778	0.0%
TOTAL PREFERRED SECURITIES (Cost $10,919,590)		$10,651,371
WARRANTS - 0.0%		211,896	0.0%
TOTAL WARRANTS (Cost $15,655)		$211,896
SHORT-TERM INVESTMENTS - 3.4%
Short-term funds - 3.4%
John Hancock Collateral Trust, 4.2988% (C)(D)	23,449,033	234,391,847	3.4%
TOTAL SHORT-TERM INVESTMENTS (Cost $234,352,801)		$234,391,847
Total Investments (Strategic Equity Allocation Trust) (Cost $4,235,048,553) - 100.1%		$6,913,609,468	100.1%
Other assets and liabilities, net - (0.1)%		(8,296,947)	(0.1)%
TOTAL NET ASSETS - 100.0%		$6,905,312,521	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $45,229,455.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
MSCI EAFE Index Futures	912	Long	Mar 2023	$90,140,612	$88,892,640	$(1,247,972)
Russell 2000 E-Mini Index Futures	187	Long	Mar 2023	17,115,646	16,557,915	(557,731)
S&P 500 E-Mini Index Futures	522	Long	Mar 2023	104,268,152	100,772,100	(3,496,052)
S&P Mid 400 E-Mini Index Futures	74	Long	Mar 2023	18,525,258	18,075,240	(450,018)
						$(5,751,773)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

See Notes to financial statements regarding investment transactions and other derivatives information.
Total Stock Market Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.5%
Communication services - 6.8%
Alphabet, Inc., Class A (A)	98,199	$8,664,098	1.3%
Alphabet, Inc., Class C (A)	100,954	8,957,648	1.3%
Comcast Corp., Class A	72,194	2,524,624	0.4%
Meta Platforms, Inc., Class A (A)	37,362	4,496,143	0.7%
The Walt Disney Company (A)	29,873	2,595,366	0.4%
T-Mobile US, Inc. (A)	20,553	2,877,420	0.4%
Verizon Communications, Inc.	68,776	2,709,774	0.4%
OTHER SECURITIES		13,374,714	1.9%
		46,199,787
Consumer discretionary - 9.8%
Amazon.com, Inc. (A)	166,873	14,017,332	2.1%
McDonald's Corp.	12,040	3,172,901	0.5%
NIKE, Inc., Class B	20,721	2,424,564	0.4%
Tesla, Inc. (A)	51,335	6,323,445	1.0%
The Home Depot, Inc.	16,767	5,296,025	0.8%
OTHER SECURITIES		34,837,706	5.0%
		66,071,973
Consumer staples - 6.9%
Costco Wholesale Corp.	7,257	3,312,821	0.5%
PepsiCo, Inc.	22,603	4,083,458	0.6%
Philip Morris International, Inc.	25,393	2,570,026	0.4%
The Coca-Cola Company	70,845	4,506,450	0.7%
The Procter & Gamble Company	39,142	5,932,362	0.9%
Walmart, Inc.	44,449	6,302,424	0.9%
OTHER SECURITIES		20,077,452	2.9%
		46,784,993
Energy - 5.5%
Chevron Corp.	32,076	5,757,321	0.9%
ConocoPhillips	20,889	2,464,902	0.4%
Exxon Mobil Corp.	68,293	7,532,718	1.1%
OTHER SECURITIES		21,173,204	3.1%
		36,928,145
Financials - 12.0%
Bank of America Corp.	131,651	4,360,281	0.7%
Berkshire Hathaway, Inc., Class A (A)	10	4,687,110	0.7%
Berkshire Hathaway, Inc., Class B (A)	21,400	6,610,460	1.0%
JPMorgan Chase & Co.	48,034	6,441,359	1.0%
Morgan Stanley	28,133	2,391,868	0.4%
The Charles Schwab Corp.	29,805	2,481,564	0.4%
Wells Fargo & Company	62,113	2,564,646	0.4%
OTHER SECURITIES		51,723,668	7.4%
		81,260,956
Health care - 14.5%
Abbott Laboratories	28,691	3,149,985	0.5%
AbbVie, Inc.	28,973	4,682,327	0.7%
Amgen, Inc.	8,764	2,301,777	0.4%
Bristol-Myers Squibb Company	35,012	2,519,113	0.4%
Danaher Corp.	11,917	3,163,010	0.5%
Eli Lilly & Company	16,110	5,893,682	0.9%
Johnson & Johnson	43,062	7,606,902	1.1%
Merck & Company, Inc.	41,509	4,605,424	0.7%
Pfizer, Inc.	91,953	4,711,672	0.7%
Thermo Fisher Scientific, Inc.	6,417	3,533,778	0.5%
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
UnitedHealth Group, Inc.	15,318	$8,121,297	1.2%
OTHER SECURITIES		47,927,462	6.9%
		98,216,429
Industrials - 9.3%
Honeywell International, Inc.	11,046	2,367,158	0.4%
Raytheon Technologies Corp.	24,228	2,445,090	0.4%
OTHER SECURITIES		57,850,993	8.5%
		62,663,241
Information technology - 23.2%
Adobe, Inc. (A)	7,668	2,580,512	0.4%
Apple, Inc.	263,248	34,203,755	5.1%
Broadcom, Inc.	6,632	3,708,150	0.6%
Cisco Systems, Inc.	67,825	3,231,183	0.5%
Mastercard, Inc., Class A	15,709	5,462,491	0.8%
Microsoft Corp.	122,154	29,294,972	4.4%
NVIDIA Corp.	40,792	5,961,343	0.9%
Oracle Corp.	44,140	3,608,004	0.6%
Texas Instruments, Inc.	14,947	2,469,543	0.4%
Visa, Inc., Class A	26,792	5,566,306	0.8%
OTHER SECURITIES		60,368,037	8.7%
		156,454,296
Materials - 2.5%		16,675,143	2.5%
Real estate - 3.1%		20,862,301	3.1%
Utilities - 2.9%
NextEra Energy, Inc.	32,565	2,722,434	0.4%
OTHER SECURITIES		16,735,289	2.5%
		19,457,723
TOTAL COMMON STOCKS (Cost $328,118,894)		$651,574,987
PREFERRED SECURITIES - 0.0%
Consumer discretionary - 0.0%		8,908	0.0%
Industrials - 0.0%		11,715	0.0%
Information technology - 0.0%		7,110	0.0%
TOTAL PREFERRED SECURITIES (Cost $89,143)		$27,733
WARRANTS - 0.0%		6,037	0.0%
TOTAL WARRANTS (Cost $120,153)		$6,037
SHORT-TERM INVESTMENTS - 3.8%
Short-term funds - 3.8%
John Hancock Collateral Trust, 4.2988% (B)(C)	2,527,141	25,260,797	3.8%
TOTAL SHORT-TERM INVESTMENTS (Cost $25,259,777)		$25,260,797
Total Investments (Total Stock Market Index Trust) (Cost $353,587,967) - 100.3%		$676,869,554	100.3%
Other assets and liabilities, net - (0.3)%		(1,896,243)	(0.3)%
TOTAL NET ASSETS - 100.0%		$674,973,311	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $2,765,647.

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	38	Long	Mar 2023	$3,391,119	$3,364,710	$(26,409)
S&P 500 E-Mini Index Futures	104	Long	Mar 2023	20,265,486	20,077,200	(188,286)
						$(214,695)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

The following portfolios had the following country composition as a percentage of net assets on 12-31-22:
Capital Appreciation Trust
United States	88.6%
France	3.0%
Netherlands	2.6%
Denmark	1.9%
Canada	1.8%
Uruguay	1.5%
Other countries	0.6%
TOTAL	100.0%
Equity Income Trust
United States	87.9%
France	4.2%
Germany	2.7%
Switzerland	2.0%
Canada	1.4%
Ireland	1.0%
Other countries	0.8%
TOTAL	100.0%
Financial Industries Trust
United States	87.0%
Bermuda	4.2%
Switzerland	3.3%
Canada	2.6%
Puerto Rico	1.5%
Japan	1.0%
Other countries	0.4%
TOTAL	100.0%
Fundamental Large Cap Value Trust
United States	88.7%
France	2.5%
Canada	2.3%
Switzerland	2.2%
Belgium	1.8%
Netherlands	1.0%
South Korea	1.0%
Other countries	0.5%
TOTAL	100.0%
Health Sciences Trust
United States	88.0%
United Kingdom	3.9%
Netherlands	1.7%
Denmark	1.5%
Germany	1.3%
Japan	1.1%
Switzerland	1.0%
Other countries	1.5%
TOTAL	100.0%
Mid Value Trust
United States	83.5%
United Kingdom	4.9%
Canada	3.0%
Bermuda	1.7%
Puerto Rico	1.1%
Ireland	1.0%
Denmark	1.0%
Other countries	3.8%
TOTAL	100.0%
Science & Technology Trust
United States	73.2%
Germany	10.8%
China	6.5%
Ireland	4.2%
South Korea	2.1%
Netherlands	1.1%
Other countries	2.1%
TOTAL	100.0%
Strategic Equity Allocation Trust
United States	67.0%
Japan	6.9%
United Kingdom	5.0%
France	3.6%
Switzerland	3.6%
Germany	2.5%
Australia	2.5%
Netherlands	1.5%
Sweden	1.0%
Ireland	1.0%
Other countries	5.4%
TOTAL	100.0%

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	500 Index Trust	American Asset Allocation Trust	American Global Growth Trust	American Growth Trust
Unaffiliated investments, at value (including securities loaned)	$6,504,084,347	$1,131,172,659	$177,890,014	$744,915,959
Affiliated investments, at value	221,283,201	—	—	—
Total investments, at value	6,725,367,548	1,131,172,659	177,890,014	744,915,959
Cash	38,558	—	—	—
Collateral held at broker for futures contracts	12,746,000	—	—	—
Dividends and interest receivable	6,386,499	—	—	—
Receivable for fund shares sold	—	115,337	7,850	8,011,152
Receivable for investments sold	—	251,904	2,779,350	—
Receivable for securities lending income	1,788	—	—	—
Receivable from affiliates	106,771	—	—	—
Other assets	162,388	36,775	8,257	27,674
Total assets	6,744,809,552	1,131,576,675	180,685,471	752,954,785
Liabilities
Payable for futures variation margin	631,567	—	—	—
Due to custodian	—	—	14,018	—
Payable for investments purchased	—	—	—	7,975,013
Payable for fund shares repurchased	27,686,319	309,725	2,778,472	—
Payable upon return of securities loaned	4,664,967	—	—	—
Payable to affiliates
Accounting and legal services fees	338,480	56,219	8,841	36,475
Trustees' fees	1,958	349	77	293
Other liabilities and accrued expenses	116,238	743	5,568	4,179
Total liabilities	33,439,529	367,036	2,806,976	8,015,960
Net assets	$6,711,370,023	$1,131,209,639	$177,878,495	$744,938,825
Net assets consist of
Paid-in capital	$2,980,493,158	$956,346,519	$149,446,130	$648,831,284
Total distributable earnings (loss)	3,730,876,865	174,863,120	28,432,365	96,107,541
Net assets	$6,711,370,023	$1,131,209,639	$177,878,495	$744,938,825
Unaffiliated investments, including repurchase agreements, at cost	$2,861,330,268	$1,090,439,840	$174,173,837	$782,041,812
Affiliated investments, at cost	$221,205,286	—	—	—
Securities loaned, at value	$4,551,724	—	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$4,440,768,392	$320,294,551	$40,634,993	$188,292,310
Shares outstanding	109,103,923	33,388,795	2,959,359	14,059,997
Net asset value, offering price and redemption price per share	$40.70	$9.59	$13.73	$13.39
Series II
Net assets	$69,886,376	$710,291,967	$112,470,871	$480,553,065
Shares outstanding	1,716,267	74,022,613	8,239,261	36,431,184
Net asset value, offering price and redemption price per share	$40.72	$9.60	$13.65	$13.19
Series III
Net assets	—	$100,623,121	$24,772,631	$76,093,450
Shares outstanding	—	10,477,415	1,796,619	5,726,012
Net asset value, offering price and redemption price per share	—	$9.60	$13.79	$13.29
Series NAV
Net assets	$2,200,715,255	—	—	—
Shares outstanding	54,072,878	—	—	—
Net asset value, offering price and redemption price per share	$40.70	—	—	—
The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	American Growth-Income Trust	American International Trust	Blue Chip Growth Trust	Capital Appreciation Trust
Unaffiliated investments, at value (including securities loaned)	$811,188,074	$338,734,905	$1,433,409,659	$414,386,959
Affiliated investments, at value	—	—	1,169,436	2,849,917
Total investments, at value	811,188,074	338,734,905	1,434,579,095	417,236,876
Foreign currency, at value	—	—	—	49
Dividends and interest receivable	—	—	350,503	131,978
Receivable for fund shares sold	12,717	13,703	584,196	179,734
Receivable for investments sold	13,497,317	9,264,120	356,256	157,357
Receivable for securities lending income	—	—	678	61
Other assets	27,812	14,131	49,860	14,482
Total assets	824,725,920	348,026,859	1,435,920,588	417,720,537
Liabilities
Due to custodian	—	31,091	19,785	—
Payable for investments purchased	—	—	10,119,268	9,928
Payable for fund shares repurchased	13,472,059	9,259,371	77,161	15,189
Payable upon return of securities loaned	—	—	1,169,000	2,849,945
Payable to affiliates
Accounting and legal services fees	40,984	17,228	69,060	20,521
Trustees' fees	270	130	705	218
Other liabilities and accrued expenses	2,942	8,408	51,605	26,478
Total liabilities	13,516,255	9,316,228	11,506,584	2,922,279
Net assets	$811,209,665	$338,710,631	$1,424,414,004	$414,798,258
Net assets consist of
Paid-in capital	$670,075,715	$377,761,190	$1,293,067,888	$417,649,368
Total distributable earnings (loss)	141,133,950	(39,050,559)	131,346,116	(2,851,110)
Net assets	$811,209,665	$338,710,631	$1,424,414,004	$414,798,258
Unaffiliated investments, including repurchase agreements, at cost	$761,794,054	$418,854,838	$1,284,653,710	$422,613,727
Affiliated investments, at cost	—	—	$1,169,171	$2,849,945
Foreign currency, at cost	—	—	—	$48
Securities loaned, at value	—	—	$900,312	$2,710,334
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$267,985,128	$106,005,933	$226,524,034	$151,417,469
Shares outstanding	18,860,285	7,050,861	12,540,247	46,181,680
Net asset value, offering price and redemption price per share	$14.21	$15.03	$18.06	$3.28
Series II
Net assets	$380,175,342	$206,028,000	$78,636,596	$46,469,584
Shares outstanding	26,913,264	13,710,451	4,705,899	18,442,763
Net asset value, offering price and redemption price per share	$14.13	$15.03	$16.71	$2.52
Series III
Net assets	$163,049,195	$26,676,698	—	—
Shares outstanding	11,503,358	1,782,172	—	—
Net asset value, offering price and redemption price per share	$14.17	$14.97	—	—
Series NAV
Net assets	—	—	$1,119,253,374	$216,911,205
Shares outstanding	—	—	61,731,555	65,227,913
Net asset value, offering price and redemption price per share	—	—	$18.13	$3.33
The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	Capital Appreciation Value Trust	Disciplined Value International Trust	Emerging Markets Value Trust	Equity Income Trust
Unaffiliated investments, at value (including securities loaned)	$418,159,865	$255,871,241	$202,175,016	$1,369,770,320
Affiliated investments, at value	—	—	—	56,404,547
Repurchase agreements, at value	2,781,000	—	—	—
Total investments, at value	420,940,865	255,871,241	202,175,016	1,426,174,867
Cash	359,086	7,152	989,118	—
Foreign currency, at value	20,966	768,861	677,748	341
Collateral held at broker for futures contracts	—	—	60,248	—
Dividends and interest receivable	1,476,803	740,439	325,871	4,724,417
Receivable for fund shares sold	3,742	—	650,221	—
Receivable for investments sold	1,691,525	2,386,794	679,041	—
Receivable for securities lending income	—	—	—	63,770
Other assets	15,748	9,338	8,718	38,751
Total assets	424,508,735	259,783,825	205,565,981	1,431,002,146
Liabilities
Written options, at value	625,087	—	—	—
Payable for futures variation margin	—	—	23,672	—
Foreign capital gains tax payable	—	—	571,211	—
Payable for investments purchased	4,040,856	222,838	131,811	6,516
Payable for fund shares repurchased	103,657	412,864	48,530	677,475
Payable upon return of securities loaned	—	—	—	56,398,258
Payable to affiliates
Accounting and legal services fees	21,037	12,691	9,691	68,354
Trustees' fees	131	85	81	406
Other liabilities and accrued expenses	29,432	50,828	131,532	40,232
Total liabilities	4,820,200	699,306	916,528	57,191,241
Net assets	$419,688,535	$259,084,519	$204,649,453	$1,373,810,905
Net assets consist of
Paid-in capital	$389,980,170	$255,459,182	$265,153,282	$993,544,015
Total distributable earnings (loss)	29,708,365	3,625,337	(60,503,829)	380,266,890
Net assets	$419,688,535	$259,084,519	$204,649,453	$1,373,810,905
Unaffiliated investments, including repurchase agreements, at cost	$435,367,053	$250,082,213	$227,230,238	$1,114,174,451
Affiliated investments, at cost	—	—	—	$56,405,085
Foreign currency, at cost	$20,277	$771,551	$675,926	$340
Premiums received on written options	$2,178,819	—	—	—
Securities loaned, at value	—	—	—	$53,981,828
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$7,500,199	$67,239,397	$5,596,005	$217,855,537
Shares outstanding	706,534	5,112,732	629,949	15,641,993
Net asset value, offering price and redemption price per share	$10.62	$13.15	$8.88	$13.93
Series II
Net assets	$232,718,571	$41,296,187	$25,896,746	$112,552,566
Shares outstanding	22,078,133	3,142,854	2,913,690	8,144,125
Net asset value, offering price and redemption price per share	$10.54	$13.14	$8.89	$13.82
Series NAV
Net assets	$179,469,765	$150,548,935	$173,156,702	$1,043,402,802
Shares outstanding	16,973,195	11,551,762	19,526,529	75,498,449
Net asset value, offering price and redemption price per share	$10.57	$13.03	$8.87	$13.82
The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	Financial Industries Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Equity Trust
Unaffiliated investments, at value (including securities loaned)	$133,588,030	$1,797,653,000	$709,816,743	$279,918,820
Affiliated investments, at value	5,681,050	45,794,358	6,104,753	—
Total investments, at value	139,269,080	1,843,447,358	715,921,496	279,918,820
Cash	6,547	—	—	—
Foreign currency, at value	49	26	—	963
Dividends and interest receivable	277,817	348,186	605,589	404,713
Receivable for fund shares sold	—	26,086	—	6,062
Receivable for investments sold	11,943	—	—	—
Receivable for securities lending income	180	—	—	—
Other assets	5,016	50,709	16,714	18,332
Total assets	139,570,632	1,843,872,365	716,543,799	280,348,890
Liabilities
Payable for investments purchased	888,397	—	—	—
Payable for fund shares repurchased	168,607	422,813	2,311,328	5,240,851
Payable upon return of securities loaned	1,996,855	—	—	—
Payable to affiliates
Accounting and legal services fees	7,089	91,871	35,481	13,943
Trustees' fees	61	677	205	96
Other liabilities and accrued expenses	17,200	46,201	24,266	39,675
Total liabilities	3,078,209	561,562	2,371,280	5,294,565
Net assets	$136,492,423	$1,843,310,803	$714,172,519	$275,054,325
Net assets consist of
Paid-in capital	$125,353,971	$1,179,384,575	$531,914,830	$257,703,472
Total distributable earnings (loss)	11,138,452	663,926,228	182,257,689	17,350,853
Net assets	$136,492,423	$1,843,310,803	$714,172,519	$275,054,325
Unaffiliated investments, including repurchase agreements, at cost	$127,669,311	$1,395,897,067	$583,863,837	$273,701,834
Affiliated investments, at cost	$5,680,968	$45,793,861	$6,103,437	—
Foreign currency, at cost	$45	$24	—	$957
Securities loaned, at value	$1,954,307	—	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$93,163,669	$85,357,287	$408,188,107	$212,033,446
Shares outstanding	8,320,109	3,453,162	18,042,144	10,879,207
Net asset value, offering price and redemption price per share	$11.20	$24.72	$22.62	$19.49
Series II
Net assets	$16,107,243	$41,389,873	$143,187,417	$20,667,714
Shares outstanding	1,456,511	1,682,023	6,268,685	1,068,161
Net asset value, offering price and redemption price per share	$11.06	$24.61	$22.84	$19.35
Series NAV
Net assets	$27,221,511	$1,716,563,643	$162,796,995	$42,353,165
Shares outstanding	2,442,397	68,918,370	7,191,498	2,175,022
Net asset value, offering price and redemption price per share	$11.15	$24.91	$22.64	$19.47
The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	Health Sciences Trust	International Equity Index Trust	International Small Company Trust	Lifestyle Balanced Portfolio
Unaffiliated investments, at value (including securities loaned)	$277,547,670	$769,125,002	$97,562,044	—
Affiliated investments, at value	—	1,355,350	—	$898,962,798
Total investments, at value	277,547,670	770,480,352	97,562,044	898,962,798
Receivable for futures variation margin	—	16,957	—	—
Cash	—	—	508,543	—
Foreign currency, at value	32,325	8,118,176	113,286	—
Collateral held at broker for futures contracts	—	767,957	14,102	—
Dividends and interest receivable	167,216	2,673,642	272,547	—
Receivable for fund shares sold	—	—	9,348	186,942
Receivable for investments sold	230,705	—	153,578	—
Receivable for securities lending income	—	8	328	—
Receivable from affiliates	—	15,253	—	—
Other assets	405,712	40,166	6,272	30,193
Total assets	278,383,628	782,112,511	98,640,048	899,179,933
Liabilities
Payable for futures variation margin	—	—	2,862	—
Due to custodian	—	255,837	—	15,751
Foreign capital gains tax payable	—	708,140	—	—
Payable for investments purchased	363,752	—	—	65,525
Payable for fund shares repurchased	31,471	1,326,367	16,933	103,573
Payable upon return of securities loaned	—	142,500	—	—
Payable to affiliates
Accounting and legal services fees	13,773	37,238	5,106	44,130
Trustees' fees	89	232	47	310
Other liabilities and accrued expenses	31,977	181,397	64,550	6,849
Total liabilities	441,062	2,651,711	89,498	236,138
Net assets	$277,942,566	$779,460,800	$98,550,550	$898,943,795
Net assets consist of
Paid-in capital	$205,063,362	$672,929,076	$113,663,433	$976,409,558
Total distributable earnings (loss)	72,879,204	106,531,724	(15,112,883)	(77,465,763)
Net assets	$277,942,566	$779,460,800	$98,550,550	$898,943,795
Unaffiliated investments, including repurchase agreements, at cost	$217,235,350	$658,315,103	$115,722,465	—
Affiliated investments, at cost	—	$1,447,482	—	$1,053,805,656
Foreign currency, at cost	$32,279	$8,158,569	$113,154	—
Securities loaned, at value	—	$138,453	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$64,613,544	$294,356,934	$19,218,649	$32,099,627
Shares outstanding	2,709,963	18,042,787	1,640,243	2,557,250
Net asset value, offering price and redemption price per share	$23.84	$16.31	$11.72	$12.55
Series II
Net assets	$56,231,504	$17,277,814	$11,573,160	$730,206,257
Shares outstanding	2,712,490	1,057,175	989,039	58,034,702
Net asset value, offering price and redemption price per share	$20.73	$16.34	$11.70	$12.58
Series NAV
Net assets	$157,097,518	$467,826,052	$67,758,741	$136,637,911
Shares outstanding	6,422,765	28,688,961	5,779,800	10,898,513
Net asset value, offering price and redemption price per share	$24.46	$16.31	$11.72	$12.54
The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	Lifestyle Conservative Portfolio	Lifestyle Growth Portfolio	Lifestyle Moderate Portfolio	Mid Cap Growth Trust
Unaffiliated investments, at value (including securities loaned)	—	—	—	$550,500,638
Affiliated investments, at value	$165,357,356	$4,872,641,383	$274,685,751	15,839,582
Repurchase agreements, at value	—	—	—	11,200,000
Total investments, at value	165,357,356	4,872,641,383	274,685,751	577,540,220
Cash	—	—	—	83,526
Foreign currency, at value	—	498	—	—
Dividends and interest receivable	66	—	47	291,824
Receivable for fund shares sold	93,497	36,550	15,735	—
Receivable for investments sold	—	1,595,910	54,669	—
Receivable for securities lending income	—	—	—	4,357
Receivable from affiliates	475	—	566	—
Other assets	7,908	163,398	10,972	19,720
Total assets	165,459,302	4,874,437,739	274,767,740	577,939,647
Liabilities
Due to custodian	—	2,181	—	—
Payable for investments purchased	89,989	—	—	—
Payable for fund shares repurchased	—	1,530,958	64,929	247,144
Payable upon return of securities loaned	—	—	—	15,837,700
Payable to affiliates
Accounting and legal services fees	8,083	239,845	13,418	27,267
Trustees' fees	72	1,559	105	201
Other liabilities and accrued expenses	12,508	—	11,698	25,046
Total liabilities	110,652	1,774,543	90,150	16,137,358
Net assets	$165,348,650	$4,872,663,196	$274,677,590	$561,802,289
Net assets consist of
Paid-in capital	$196,203,670	$5,037,318,264	$308,452,181	$759,755,384
Total distributable earnings (loss)	(30,855,020)	(164,655,068)	(33,774,591)	(197,953,095)
Net assets	$165,348,650	$4,872,663,196	$274,677,590	$561,802,289
Unaffiliated investments, including repurchase agreements, at cost	—	—	—	$643,431,350
Affiliated investments, at cost	$200,526,243	$5,637,083,212	$327,383,416	$15,839,856
Foreign currency, at cost	—	$489	—	—
Securities loaned, at value	—	—	—	$15,487,143
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$13,929,499	$193,553,613	$12,417,588	$128,082,475
Shares outstanding	1,264,686	14,714,231	1,037,237	17,613,013
Net asset value, offering price and redemption price per share	$11.01	$13.15	$11.97	$7.27
Series II
Net assets	$143,780,294	$4,184,079,198	$223,552,125	$60,324,761
Shares outstanding	13,033,986	317,685,335	18,628,764	10,594,535
Net asset value, offering price and redemption price per share	$11.03	$13.17	$12.00	$5.69
Series NAV
Net assets	$7,638,857	$495,030,385	$38,707,877	$373,395,053
Shares outstanding	694,314	37,657,395	3,234,619	48,911,788
Net asset value, offering price and redemption price per share	$11.00	$13.15	$11.97	$7.63
The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	Mid Cap Index Trust	Mid Value Trust	Real Estate Securities Trust	Science & Technology Trust
Unaffiliated investments, at value (including securities loaned)	$1,102,296,630	$566,572,502	$285,183,422	$621,232,261
Affiliated investments, at value	37,907,021	13,043,847	—	2,946,108
Total investments, at value	1,140,203,651	579,616,349	285,183,422	624,178,369
Cash	—	—	—	504,220
Foreign currency, at value	—	36,517	—	251
Collateral held at broker for futures contracts	2,282,000	—	—	—
Dividends and interest receivable	1,491,419	1,219,366	1,375,808	174,867
Receivable for fund shares sold	—	—	11,021	25,867
Receivable for investments sold	—	8,717,860	—	1,358,589
Receivable for securities lending income	14,164	15,600	—	4,273
Other assets	30,393	14,013	9,298	24,932
Total assets	1,144,021,627	589,619,705	286,579,549	626,271,368
Liabilities
Payable for futures variation margin	200,916	—	—	—
Due to custodian	—	7,185,337	—	—
Payable for investments purchased	—	133,584	—	203,756
Payable for fund shares repurchased	5,340,687	239,206	15,988	1,692,973
Payable upon return of securities loaned	4,123,143	13,040,225	—	2,945,850
Payable to affiliates
Accounting and legal services fees	57,425	27,987	13,629	29,141
Trustees' fees	355	154	126	307
Other liabilities and accrued expenses	34,770	23,188	21,407	95,829
Total liabilities	9,757,296	20,649,681	51,150	4,967,856
Net assets	$1,134,264,331	$568,970,024	$286,528,399	$621,303,512
Net assets consist of
Paid-in capital	$937,017,222	$456,174,282	$292,198,464	$871,862,860
Total distributable earnings (loss)	197,247,109	112,795,742	(5,670,065)	(250,559,348)
Net assets	$1,134,264,331	$568,970,024	$286,528,399	$621,303,512
Unaffiliated investments, including repurchase agreements, at cost	$965,851,484	$527,793,536	$299,369,970	$708,189,270
Affiliated investments, at cost	$37,901,333	$13,043,043	—	$2,945,916
Foreign currency, at cost	—	$35,598	—	$265
Securities loaned, at value	$4,039,099	$12,671,473	—	$2,781,158
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$844,429,670	$221,825,424	$51,165,053	$473,237,127
Shares outstanding	46,617,755	22,304,321	2,933,732	40,617,893
Net asset value, offering price and redemption price per share	$18.11	$9.95	$17.44	$11.65
Series II
Net assets	$54,852,738	$50,674,221	$27,573,849	$43,022,741
Shares outstanding	3,051,555	5,088,179	1,582,199	4,474,145
Net asset value, offering price and redemption price per share	$17.98	$9.96	$17.43	$9.62
Series NAV
Net assets	$234,981,923	$296,470,379	$207,789,497	$105,043,644
Shares outstanding	12,974,218	30,084,117	12,011,142	8,645,276
Net asset value, offering price and redemption price per share	$18.11	$9.85	$17.30	$12.15
The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Stock Trust	Small Cap Value Trust
Unaffiliated investments, at value (including securities loaned)	$472,801,203	$152,434,781	$250,494,367	$418,155,243
Affiliated investments, at value	24,839,413	914,649	6,298,427	6,088,199
Repurchase agreements, at value	—	—	—	14,000,000
Total investments, at value	497,640,616	153,349,430	256,792,794	438,243,442
Cash	9,996	10,971	50,443	95,273
Foreign currency, at value	—	—	9	47
Collateral held at broker for futures contracts	1,883,100	—	—	—
Dividends and interest receivable	653,813	128,708	152,141	705,109
Receivable for fund shares sold	—	—	—	666,776
Receivable for investments sold	—	35,962	—	—
Receivable for securities lending income	45,631	344	2,864	28
Interfund lending receivable	—	—	2,000,000	—
Other assets	15,287	5,116	10,135	11,721
Total assets	500,248,443	153,530,531	259,008,386	439,722,396
Liabilities
Payable for futures variation margin	72,974	—	—	—
Payable for investments purchased	—	6,525	—	1,749,144
Payable for fund shares repurchased	2,264,189	86,728	300,714	645,706
Payable upon return of securities loaned	5,402,947	912,584	6,297,450	6,088,200
Payable to affiliates
Accounting and legal services fees	25,012	7,874	12,815	21,029
Trustees' fees	179	53	113	142
Other liabilities and accrued expenses	24,176	26,214	22,792	23,178
Total liabilities	7,789,477	1,039,978	6,633,884	8,527,399
Net assets	$492,458,966	$152,490,553	$252,374,502	$431,194,997
Net assets consist of
Paid-in capital	$447,463,587	$124,379,721	$323,305,932	$386,199,435
Total distributable earnings (loss)	44,995,379	28,110,832	(70,931,430)	44,995,562
Net assets	$492,458,966	$152,490,553	$252,374,502	$431,194,997
Unaffiliated investments, including repurchase agreements, at cost	$436,343,202	$138,040,810	$255,425,941	$419,572,640
Affiliated investments, at cost	$24,833,272	$914,435	$6,298,371	$6,088,200
Foreign currency, at cost	—	—	$9	$47
Securities loaned, at value	$8,622,387	$894,349	$6,104,654	$5,920,852
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$341,335,830	$78,295,137	$69,619,450	$139,690,872
Shares outstanding	29,489,551	3,045,905	13,837,013	10,358,513
Net asset value, offering price and redemption price per share	$11.57	$25.71	$5.03	$13.49
Series II
Net assets	$26,207,340	$28,289,441	$21,034,277	$20,788,583
Shares outstanding	2,284,005	1,133,071	4,916,580	1,556,705
Net asset value, offering price and redemption price per share	$11.47	$24.97	$4.28	$13.35
Series NAV
Net assets	$124,915,796	$45,905,975	$161,720,775	$270,715,542
Shares outstanding	10,773,987	1,802,494	31,016,541	20,187,567
Net asset value, offering price and redemption price per share	$11.59	$25.47	$5.21	$13.41
The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	Small Company Value Trust	Strategic Equity Allocation Trust	Total Stock Market Index Trust
Unaffiliated investments, at value (including securities loaned)	$129,304,437	$6,679,217,621	$651,608,757
Affiliated investments, at value	846,797	234,391,847	25,260,797
Total investments, at value	130,151,234	6,913,609,468	676,869,554
Cash	—	29,538	748
Foreign currency, at value	—	6,855,299	99
Collateral held at broker for futures contracts	—	21,716,700	1,665,800
Dividends and interest receivable	173,523	12,717,245	664,958
Receivable for fund shares sold	453	—	10,561
Receivable for investments sold	672,834	—	—
Receivable for securities lending income	1,256	47,442	11,998
Other assets	4,929	169,358	19,382
Total assets	131,004,229	6,955,145,050	679,243,100
Liabilities
Payable for futures variation margin	—	1,357,725	71,036
Due to custodian	320,942	—	—
Payable for investments purchased	575,941	163	—
Payable for fund shares repurchased	22,211	2,719,623	1,369,312
Payable upon return of securities loaned	846,715	45,229,595	2,768,559
Payable to affiliates
Accounting and legal services fees	6,592	344,869	33,814
Trustees' fees	58	2,227	245
Other liabilities and accrued expenses	18,496	178,327	26,823
Total liabilities	1,790,955	49,832,529	4,269,789
Net assets	$129,213,274	$6,905,312,521	$674,973,311
Net assets consist of
Paid-in capital	$106,396,329	$3,883,516,465	$306,689,371
Total distributable earnings (loss)	22,816,945	3,021,796,056	368,283,940
Net assets	$129,213,274	$6,905,312,521	$674,973,311
Unaffiliated investments, including repurchase agreements, at cost	$114,816,940	$4,000,695,752	$328,328,190
Affiliated investments, at cost	$846,773	$234,352,801	$25,259,777
Foreign currency, at cost	—	$6,818,450	$104
Securities loaned, at value	$823,865	$43,114,930	$2,565,362
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$42,799,627	—	$441,520,827
Shares outstanding	4,868,962	—	21,202,470
Net asset value, offering price and redemption price per share	$8.79	—	$20.82
Series II
Net assets	$31,671,026	—	$38,350,410
Shares outstanding	3,829,261	—	1,852,525
Net asset value, offering price and redemption price per share	$8.27	—	$20.70
Series NAV
Net assets	$54,742,621	$6,905,312,521	$195,102,074
Shares outstanding	6,272,732	454,224,489	9,370,812
Net asset value, offering price and redemption price per share	$8.73	$15.20	$20.82
The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	500 Index Trust	American Asset Allocation Trust	American Global Growth Trust	American Growth Trust
Dividends from unaffiliated investments	$114,017,465	$25,471,288	$1,782,666	$4,911,460
Dividends from affiliated investments	2,205,720	—	—	—
Interest	908,616	—	—	—
Securities lending	52,970	—	—	—
Less foreign taxes withheld	(27,202)	—	—	—
Total investment income	117,157,569	25,471,288	1,782,666	4,911,460
Expenses
Investment management fees	33,485,369	—	—	—
Distribution and service fees	2,546,299	8,056,701	1,257,549	5,624,282
Accounting and legal services fees	1,082,405	182,074	28,897	123,825
Trustees' fees	145,750	24,353	4,050	17,550
Custodian fees	850,953	12,061	12,066	12,006
Printing and postage	100,745	29,434	22,666	25,320
Professional fees	240,098	53,800	26,090	45,868
Other	222,418	32,715	13,953	25,620
Total expenses	38,674,037	8,391,138	1,365,271	5,874,471
Less expense reductions	(17,982,974)	(559,868)	(116,775)	(568,521)
Net expenses	20,691,063	7,831,270	1,248,496	5,305,950
Net investment income (loss)	96,466,506	17,640,018	534,170	(394,490)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	156,334,076	51,638,405	4,866,977	27,009,960
Affiliated investments	(17,922)	—	—	—
Capital gain distributions received from unaffiliated investments	—	124,712,356	21,347,894	118,704,173
Futures contracts	(37,183,540)	—	—	—
	119,132,614	176,350,761	26,214,871	145,714,133
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(1,748,764,497)	(386,605,593)	(89,065,652)	(471,579,024)
Affiliated investments	78,322	—	—	—
Futures contracts	(11,302,208)	—	—	—
	(1,759,988,383)	(386,605,593)	(89,065,652)	(471,579,024)
Net realized and unrealized gain (loss)	(1,640,855,769)	(210,254,832)	(62,850,781)	(325,864,891)
Decrease in net assets from operations	$(1,544,389,263)	$(192,614,814)	$(62,316,611)	$(326,259,381)
The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	American Growth-Income Trust	American International Trust	Blue Chip Growth Trust	Capital Appreciation Trust
Dividends from unaffiliated investments	$13,395,715	$7,424,175	$8,549,066	$2,959,639
Interest	—	—	375,856	80,263
Securities lending	—	—	57,215	—
Less foreign taxes withheld	—	—	(51,814)	(60,559)
Total investment income	13,395,715	7,424,175	8,930,323	2,979,343
Expenses
Investment management fees	—	—	12,831,625	3,614,297
Distribution and service fees	5,383,059	2,516,075	391,995	237,798
Accounting and legal services fees	133,624	57,205	253,382	73,056
Trustees' fees	18,135	7,727	36,863	11,003
Custodian fees	11,020	12,070	205,005	70,593
Printing and postage	26,654	30,622	129,491	22,882
Professional fees	45,456	31,385	85,864	57,724
Other	26,835	17,365	74,450	42,678
Total expenses	5,644,783	2,672,449	14,008,675	4,130,031
Less expense reductions	(370,137)	(76,270)	(629,045)	(40,130)
Net expenses	5,274,646	2,596,179	13,379,630	4,089,901
Net investment income (loss)	8,121,069	4,827,996	(4,449,307)	(1,110,558)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	16,189,668	1,256,780	(16,003,366)	6,478,001
Affiliated investments	—	—	(7,682)	(18)
Capital gain distributions received from unaffiliated investments	86,561,662	51,779,405	—	—
	102,751,330	53,036,185	(16,011,048)	6,477,983
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(289,001,607)	(156,264,119)	(869,330,494)	(277,421,997)
Affiliated investments	—	—	265	(10)
	(289,001,607)	(156,264,119)	(869,330,229)	(277,422,007)
Net realized and unrealized gain (loss)	(186,250,277)	(103,227,934)	(885,341,277)	(270,944,024)
Decrease in net assets from operations	$(178,129,208)	$(98,399,938)	$(889,790,584)	$(272,054,582)
The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	Capital Appreciation Value Trust	Disciplined Value International Trust	Emerging Markets Value Trust	Equity Income Trust
Interest	$5,887,204	$5,120	$7,116	$185,451
Dividends from unaffiliated investments	3,151,558	9,701,271	12,161,158	39,913,564
Securities lending	7,322	39,478	54,130	109,571
Less foreign taxes withheld	(24,979)	(982,535)	(1,242,724)	(1,205,180)
Total investment income	9,021,105	8,763,334	10,979,680	39,003,406
Expenses
Investment management fees	3,676,937	2,096,074	1,860,532	10,057,504
Distribution and service fees	634,430	142,576	75,393	415,470
Accounting and legal services fees	66,468	40,900	32,999	219,331
Trustees' fees	8,905	5,391	4,441	29,414
Custodian fees	72,666	120,486	344,943	180,729
Printing and postage	22,993	21,018	28,593	38,778
Professional fees	65,336	64,462	59,821	82,532
Other	35,079	31,443	35,243	68,584
Total expenses	4,582,814	2,522,350	2,441,965	11,092,342
Less expense reductions	(200,070)	(21,183)	(17,383)	(455,712)
Net expenses	4,382,744	2,501,167	2,424,582	10,636,630
Net investment income	4,638,361	6,262,167	8,555,098	28,366,776
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	39,399,320	595,870	(609,904)	124,121,578
Affiliated investments	(1,137)	(2,387)	(1,327)	2,458
Capital gain distributions received from affiliated investments	—	—	280	—
Futures contracts	—	—	(383,621)	—
Written options	2,603,235	—	—	—
	42,001,418	593,483	(994,572)	124,124,036
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(112,037,811)	(21,506,166)	(36,036,064)[1]	(200,146,164)
Affiliated investments	353	—	303	(598)
Futures contracts	—	—	4,442	—
Written options	6,312,412	—	—	—
	(105,725,046)	(21,506,166)	(36,031,319)	(200,146,762)
Net realized and unrealized gain (loss)	(63,723,628)	(20,912,683)	(37,025,891)	(76,022,726)
Decrease in net assets from operations	$(59,085,267)	$(14,650,516)	$(28,470,793)	$(47,655,950)

[1]	Net of $391,846 increase in deferred foreign withholding taxes.
The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	Financial Industries Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Equity Trust
Dividends from unaffiliated investments	$3,850,659	$20,878,066	$13,421,000	$6,737,029
Dividends from affiliated investments	30,086	311,851	107,132	—
Interest	19,352	29,888	19,165	61,141
Non-cash dividends	—	—	—	714,833
Securities lending	3,835	—	—	—
Less foreign taxes withheld	(82,842)	(365,065)	(308,902)	(533,803)
Total investment income	3,821,090	20,854,740	13,238,395	6,979,200
Expenses
Investment management fees	1,220,686	14,120,703	5,079,945	2,390,111
Distribution and service fees	101,400	167,434	602,961	174,752
Accounting and legal services fees	23,290	309,150	111,527	45,269
Trustees' fees	3,262	42,868	14,830	5,996
Custodian fees	30,534	257,250	101,765	104,780
Printing and postage	18,054	54,179	24,902	26,942
Professional fees	42,216	92,224	53,320	60,671
Other	24,240	76,166	37,296	26,887
Total expenses	1,463,682	15,119,974	6,026,546	2,835,408
Less expense reductions	(12,799)	(167,854)	(81,739)	(23,397)
Net expenses	1,450,883	14,952,120	5,944,807	2,812,011
Net investment income	2,370,207	5,902,620	7,293,588	4,167,189
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	4,721,385	261,192,337	55,037,333	9,127,931
Affiliated investments	1,144	8,695	656	—
	4,722,529	261,201,032	55,037,989	9,127,931
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(32,962,654)	(888,505,863)	(127,740,490)	(64,980,543)
Affiliated investments	82	497	1,316	—
	(32,962,572)	(888,505,366)	(127,739,174)	(64,980,543)
Net realized and unrealized gain (loss)	(28,240,043)	(627,304,334)	(72,701,185)	(55,852,612)
Decrease in net assets from operations	$(25,869,836)	$(621,401,714)	$(65,407,597)	$(51,685,423)
The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	Health Sciences Trust	International Equity Index Trust	International Small Company Trust	Lifestyle Balanced Portfolio
Dividends from unaffiliated investments	$2,045,201	$28,164,093	$3,541,342	—
Interest	19,071	81,864	5,818	—
Dividends from affiliated investments	—	58,255	—	$21,723,330
Securities lending	—	120,407	61,858	—
Less foreign taxes withheld	(30,138)	(2,628,312)	(335,480)	—
Total investment income	2,034,134	25,796,307	3,273,538	21,723,330
Expenses
Investment management fees	2,632,860	4,242,889	885,632	411,485
Distribution and service fees	180,422	202,556	40,903	2,049,120
Accounting and legal services fees	42,462	123,061	16,598	147,634
Trustees' fees	5,765	15,953	2,249	20,054
Custodian fees	47,911	433,545	129,294	19,672
Printing and postage	18,711	30,388	17,258	30,863
Professional fees	77,196	82,930	57,005	65,953
Other	26,125	81,089	23,352	26,918
Total expenses	3,031,452	5,212,411	1,172,291	2,771,699
Less expense reductions	(156,940)	(2,222,036)	(8,559)	(50,448)
Net expenses	2,874,512	2,990,375	1,163,732	2,721,251
Net investment income (loss)	(840,378)	22,805,932	2,109,806	19,002,079
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	13,987,855	4,169,431	2,510,744	26
Affiliated investments	—	18,660	(3,888)	576,373
Capital gain distributions received from affiliated investments	—	654	480	81,840,871
Futures contracts	—	(5,429,621)	(38,433)	—
	13,987,855	(1,240,876)	2,468,903	82,417,270
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(58,341,511)	(177,168,857)	(27,975,657)	—
Affiliated investments	—	(109,454)	528	(281,988,865)
Futures contracts	—	(371,341)	(13,651)	—
	(58,341,511)	(177,649,652)	(27,988,780)	(281,988,865)
Net realized and unrealized gain (loss)	(44,353,656)	(178,890,528)	(25,519,877)	(199,571,595)
Decrease in net assets from operations	$(45,194,034)	$(156,084,596)	$(23,410,071)	$(180,569,516)
The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	Lifestyle Conservative Portfolio	Lifestyle Growth Portfolio	Lifestyle Moderate Portfolio	Mid Cap Growth Trust
Dividends from affiliated investments	$4,860,020	$102,010,699	$7,090,913	—
Dividends from unaffiliated investments	—	482	—	$2,499,188
Interest	—	—	—	187,762
Securities lending	—	—	—	55,190
Total investment income	4,860,020	102,011,181	7,090,913	2,742,140
Expenses
Investment management fees	77,235	2,221,718	125,894	5,272,505
Distribution and service fees	414,868	11,634,665	629,539	247,536
Accounting and legal services fees	27,639	796,552	45,047	92,666
Trustees' fees	3,846	107,746	6,211	13,726
Custodian fees	19,663	23,917	19,686	76,618
Printing and postage	18,734	89,874	20,062	23,392
Professional fees	41,104	199,271	44,593	74,152
Other	13,674	102,410	15,414	38,968
Total expenses	616,763	15,176,153	906,446	5,839,563
Less expense reductions	(59,942)	(272,366)	(45,517)	(49,759)
Net expenses	556,821	14,903,787	860,929	5,789,804
Net investment income (loss)	4,303,199	87,107,394	6,229,984	(3,047,664)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	—	10,227	6	(113,745,846)
Affiliated investments	(671,672)	25,069,098	89,514	(19,234)
Capital gain distributions received from affiliated investments	6,957,753	604,581,883	20,628,232	—
	6,286,081	629,661,208	20,717,752	(113,765,080)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	—	9	—	(187,623,802)
Affiliated investments	(42,245,326)	(1,732,786,877)	(80,803,491)	5,807
	(42,245,326)	(1,732,786,868)	(80,803,491)	(187,617,995)
Net realized and unrealized gain (loss)	(35,959,245)	(1,103,125,660)	(60,085,739)	(301,383,075)
Decrease in net assets from operations	$(31,656,046)	$(1,016,018,266)	$(53,855,755)	$(304,430,739)
The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	Mid Cap Index Trust	Mid Value Trust	Real Estate Securities Trust	Science & Technology Trust
Dividends from unaffiliated investments	$18,840,828	$10,804,055	$8,262,792	$2,475,627
Dividends from affiliated investments	283,638	—	—	—
Interest	127,520	560,685	60,713	332,880
Securities lending	352,572	42,047	1,612	103,020
Less foreign taxes withheld	—	(250,456)	(13,274)	(116,701)
Total investment income	19,604,558	11,156,331	8,311,843	2,794,826
Expenses
Investment management fees	5,736,429	5,275,648	2,410,268	7,240,369
Distribution and service fees	606,161	246,967	114,508	412,459
Accounting and legal services fees	181,841	89,663	49,995	106,888
Trustees' fees	24,502	11,932	7,170	15,568
Custodian fees	146,583	82,195	54,285	140,697
Printing and postage	30,204	23,037	23,607	19,325
Professional fees	75,597	58,782	46,491	70,505
Other	53,924	35,903	27,166	44,128
Total expenses	6,855,241	5,824,127	2,733,490	8,049,939
Less expense reductions	(1,318,689)	(301,718)	(27,023)	(396,502)
Net expenses	5,536,552	5,522,409	2,706,467	7,653,437
Net investment income (loss)	14,068,006	5,633,922	5,605,376	(4,858,611)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	63,167,763	92,806,717	4,032,107	(151,670,510)
Affiliated investments	(7,266)	(1,853)	(900)	(10,655)
Futures contracts	(3,444,765)	—	—	—
	59,715,732	92,804,864	4,031,207	(151,681,165)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(265,993,666)	(124,680,625)	(129,632,833)	(209,907,830)
Affiliated investments	7,393	799	256	620
Futures contracts	(1,371,424)	—	—	—
	(267,357,697)	(124,679,826)	(129,632,577)	(209,907,210)
Net realized and unrealized gain (loss)	(207,641,965)	(31,874,962)	(125,601,370)	(361,588,375)
Decrease in net assets from operations	$(193,573,959)	$(26,241,040)	$(119,995,994)	$(366,446,986)
The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Stock Trust	Small Cap Value Trust
Dividends from unaffiliated investments	$6,675,809	$1,948,926	$1,920,956	$9,132,274
Dividends from affiliated investments	277,906	—	—	—
Interest	37,670	26,755	69,921	138,214
Securities lending	597,504	4,482	18,773	2,209
Less foreign taxes withheld	(10,955)	(4,132)	—	(4,224)
Total investment income	7,577,934	1,976,031	2,009,650	9,268,473
Expenses
Investment management fees	2,613,795	1,535,137	2,929,006	4,435,119
Distribution and service fees	261,290	116,396	103,434	134,413
Accounting and legal services fees	80,178	23,156	42,827	70,025
Trustees' fees	11,032	3,116	6,076	9,606
Custodian fees	72,086	43,194	40,244	65,052
Printing and postage	21,348	17,601	21,750	24,888
Professional fees	53,017	45,296	64,785	61,013
Other	36,454	19,856	27,226	30,774
Total expenses	3,149,200	1,803,752	3,235,348	4,830,890
Less expense reductions	(316,458)	(396,051)	(22,831)	(36,981)
Net expenses	2,832,742	1,407,701	3,212,517	4,793,909
Net investment income (loss)	4,745,192	568,330	(1,202,867)	4,474,564
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	12,822,282	13,813,852	(64,998,365)	39,680,291
Affiliated investments	(9,013)	(264)	(1,512)	(78)
Futures contracts	(4,207,819)	—	—	—
	8,605,450	13,813,588	(64,999,877)	39,680,213
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(147,283,051)	(31,208,514)	(56,161,788)	(97,885,118)
Affiliated investments	6,933	230	520	(1)
Futures contracts	(994,778)	—	—	—
	(148,270,896)	(31,208,284)	(56,161,268)	(97,885,119)
Net realized and unrealized gain (loss)	(139,665,446)	(17,394,696)	(121,161,145)	(58,204,906)
Decrease in net assets from operations	$(134,920,254)	$(16,826,366)	$(122,364,012)	$(53,730,342)
The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	Small Company Value Trust	Strategic Equity Allocation Trust	Total Stock Market Index Trust
Dividends from unaffiliated investments	$1,867,437	$163,444,856	$11,440,684
Interest	83,535	1,446,188	22,069
Dividends from affiliated investments	—	2,059,585	147,547
Securities lending	25,655	1,123,997	235,581
Less foreign taxes withheld	(6,460)	(7,282,626)	(429)
Total investment income	1,970,167	160,792,000	11,845,452
Expenses
Investment management fees	1,500,302	47,898,295	3,627,868
Distribution and service fees	114,353	—	359,638
Accounting and legal services fees	21,136	1,135,755	112,734
Trustees' fees	2,989	153,786	15,569
Custodian fees	27,236	1,147,831	99,465
Printing and postage	18,165	(59,664)	23,099
Professional fees	46,547	278,473	59,442
Other	20,567	340,148	43,280
Total expenses	1,751,295	50,894,624	4,341,095
Less expense reductions	(95,649)	(10,475,557)	(594,589)
Net expenses	1,655,646	40,419,067	3,746,506
Net investment income	314,521	120,372,933	8,098,946
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	9,007,174	419,583,849	46,012,025
Affiliated investments	(2,533)	(47,655)	(4,375)
Futures contracts	—	(4,379,306)	(2,244,914)
	9,004,641	415,156,888	43,762,736
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(40,701,714)	(2,028,599,516)	(236,753,430)
Affiliated investments	178	42,429	1,813
Futures contracts	—	(10,844,146)	(831,983)
	(40,701,536)	(2,039,401,233)	(237,583,600)
Net realized and unrealized gain (loss)	(31,696,895)	(1,624,244,345)	(193,820,864)
Decrease in net assets from operations	$(31,382,374)	$(1,503,871,412)	$(185,721,918)
The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Statements of changes in net assets

	500 Index Trust		American Asset Allocation Trust		American Global Growth Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income (loss)	$96,466,506	$82,621,218	$17,640,018	$15,303,629	$534,170	$(158,815)
Net realized gain	119,132,614	257,454,701	176,350,761	155,084,254	26,214,871	25,869,956
Change in net unrealized appreciation (depreciation)	(1,759,988,383)	1,562,192,946	(386,605,593)	25,886,870	(89,065,652)	11,504,512
Increase (decrease) in net assets resulting from operations	(1,544,389,263)	1,902,268,865	(192,614,814)	196,274,753	(62,316,611)	37,215,653
Distributions to shareholders
From earnings
Series I	(220,115,753)	(265,985,404)	(47,761,065)	(25,549,663)	(5,954,595)	(2,613,854)
Series II	(3,310,509)	(4,601,443)	(108,390,376)	(63,349,495)	(17,068,768)	(9,771,876)
Series III	—	—	(15,723,998)	(9,191,535)	(3,836,268)	(1,859,742)
Series NAV	(116,518,291)	(147,343,602)	—	—	—	—
Total distributions	(339,944,553)	(417,930,449)	(171,875,439)	(98,090,693)	(26,859,631)	(14,245,472)
From portfolio share transactions
Portfolio share transactions	154,891,651	131,281,151	72,553,791	(86,635,209)	16,539,222	(15,189,504)
Total increase (decrease)	(1,729,442,165)	1,615,619,567	(291,936,462)	11,548,851	(72,637,020)	7,780,677
Net assets
Beginning of year	8,440,812,188	6,825,192,621	1,423,146,101	1,411,597,250	250,515,515	242,734,838
End of year	$6,711,370,023	$8,440,812,188	$1,131,209,639	$1,423,146,101	$177,878,495	$250,515,515
	American Growth Trust		American Growth-Income Trust		American International Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(394,490)	$(1,840,938)	$8,121,069	$7,968,893	$4,827,996	$9,417,175
Net realized gain	145,714,133	210,335,350	102,751,330	49,474,904	53,036,185	16,758,824
Change in net unrealized appreciation (depreciation)	(471,579,024)	3,712,091	(289,001,607)	170,916,010	(156,264,119)	(33,438,008)
Increase (decrease) in net assets resulting from operations	(326,259,381)	212,206,503	(178,129,208)	228,359,807	(98,399,938)	(7,262,009)
Distributions to shareholders
From earnings
Series I	(53,457,256)	(16,926,510)	(21,408,178)	(18,561,160)	(7,459,890)	(3,212,329)
Series II	(140,676,168)	(49,814,210)	(31,264,636)	(29,802,194)	(15,046,975)	(5,781,433)
Series III	(22,017,132)	(7,433,792)	(13,969,175)	(12,747,995)	(2,086,956)	(880,914)
Total distributions	(216,150,556)	(74,174,512)	(66,641,989)	(61,111,349)	(24,593,821)	(9,874,676)
From portfolio share transactions
Portfolio share transactions	177,018,332	(74,139,928)	(34,921,893)	(110,551,831)	(12,691,721)	(32,982,682)
Total increase (decrease)	(365,391,605)	63,892,063	(279,693,090)	56,696,627	(135,685,480)	(50,119,367)
Net assets
Beginning of year	1,110,330,430	1,046,438,367	1,090,902,755	1,034,206,128	474,396,111	524,515,478
End of year	$744,938,825	$1,110,330,430	$811,209,665	$1,090,902,755	$338,710,631	$474,396,111
The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Blue Chip Growth Trust		Capital Appreciation Trust		Capital Appreciation Value Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(4,449,307)	$(10,471,822)	$(1,110,558)	$(3,798,239)	$4,638,361	$2,506,766
Net realized gain (loss)	(16,011,048)	462,927,497	6,477,983	135,583,833	42,001,418	57,002,034
Change in net unrealized appreciation (depreciation)	(869,330,229)	(72,203,753)	(277,422,007)	(22,637,954)	(105,725,046)	18,843,618
Increase (decrease) in net assets resulting from operations	(889,790,584)	380,251,922	(272,054,582)	109,147,640	(59,085,267)	78,352,418
Distributions to shareholders
From earnings
Series I	(71,261,610)	(53,285,942)	(49,059,040)	(42,630,402)	(1,078,795)	(873,842)
Series II	(26,219,267)	(20,938,817)	(17,753,601)	(16,028,692)	(33,244,084)	(32,083,186)
Series NAV	(353,535,936)	(246,474,578)	(68,636,931)	(64,811,035)	(25,596,052)	(21,562,201)
Total distributions	(451,016,813)	(320,699,337)	(135,449,572)	(123,470,129)	(59,918,931)	(54,519,229)
From portfolio share transactions
Portfolio share transactions	334,150,663	15,093,342	26,684,903	66,299,158	42,562,511	22,539,904
Total increase (decrease)	(1,006,656,734)	74,645,927	(380,819,251)	51,976,669	(76,441,687)	46,373,093
Net assets
Beginning of year	2,431,070,738	2,356,424,811	795,617,509	743,640,840	496,130,222	449,757,129
End of year	$1,424,414,004	$2,431,070,738	$414,798,258	$795,617,509	$419,688,535	$496,130,222
	Disciplined Value International Trust		Emerging Markets Value Trust		Equity Income Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$6,262,167	$10,253,290	$8,555,098	$6,363,984	$28,366,776	$27,219,177
Net realized gain (loss)	593,483	38,500,283	(994,572)	15,250,323	124,124,036	155,935,522
Change in net unrealized appreciation (depreciation)	(21,506,166)	(10,027,891)	(36,031,319)	4,676,354	(200,146,762)	186,724,068
Increase (decrease) in net assets resulting from operations	(14,650,516)	38,725,682	(28,470,793)	26,290,661	(47,655,950)	369,878,767
Distributions to shareholders
From earnings
Series I	(2,480,160)	(2,030,630)	(214,150)	(156,248)	(28,609,907)	(9,806,219)
Series II	(1,433,545)	(1,102,310)	(968,664)	(746,253)	(14,732,101)	(4,875,034)
Series NAV	(5,593,431)	(5,089,324)	(6,819,553)	(5,085,088)	(138,102,068)	(51,543,334)
Total distributions	(9,507,136)	(8,222,264)	(8,002,367)	(5,987,589)	(181,444,076)	(66,224,587)
From portfolio share transactions
Portfolio share transactions	(33,440,606)	(14,582,714)	(9,191,136)	(2,665,895)	(88,205,437)	(96,880,487)
Total increase (decrease)	(57,598,258)	15,920,704	(45,664,296)	17,637,177	(317,305,463)	206,773,693
Net assets
Beginning of year	316,682,777	300,762,073	250,313,749	232,676,572	1,691,116,368	1,484,342,675
End of year	$259,084,519	$316,682,777	$204,649,453	$250,313,749	$1,373,810,905	$1,691,116,368
The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Financial Industries Trust		Fundamental All Cap Core Trust		Fundamental Large Cap Value Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$2,370,207	$1,590,015	$5,902,620	$3,778,543	$7,293,588	$5,591,141
Net realized gain	4,722,529	26,591,128	261,201,032	189,973,676	55,037,989	96,237,215
Change in net unrealized appreciation (depreciation)	(32,962,572)	12,034,337	(888,505,366)	456,944,262	(127,739,174)	95,966,972
Increase (decrease) in net assets resulting from operations	(25,869,836)	40,215,480	(621,401,714)	650,696,481	(65,407,597)	197,795,328
Distributions to shareholders
From earnings
Series I	(19,863,174)	(1,684,170)	(9,232,515)	(10,257,524)	(59,869,578)	(56,191,998)
Series II	(3,410,210)	(256,431)	(4,237,517)	(4,693,418)	(20,858,656)	(20,550,791)
Series NAV	(5,682,706)	(460,694)	(182,415,585)	(185,238,532)	(22,834,638)	(18,824,449)
Total distributions	(28,956,090)	(2,401,295)	(195,885,617)	(200,189,474)	(103,562,872)	(95,567,238)
From portfolio share transactions
Portfolio share transactions	3,256,505	17,907,002	4,149,271	18,175,731	60,097,164	46,091,141
Total increase (decrease)	(51,569,421)	55,721,187	(813,138,060)	468,682,738	(108,873,305)	148,319,231
Net assets
Beginning of year	188,061,844	132,340,657	2,656,448,863	2,187,766,125	823,045,824	674,726,593
End of year	$136,492,423	$188,061,844	$1,843,310,803	$2,656,448,863	$714,172,519	$823,045,824
	Global Equity Trust		Health Sciences Trust		International Equity Index Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income (loss)	$4,167,189	$5,844,829	$(840,378)	$(1,647,036)	$22,805,932	$21,312,945
Net realized gain (loss)	9,127,931	58,039,435	13,987,855	34,694,310	(1,240,876)	7,075,395
Change in net unrealized appreciation (depreciation)	(64,980,543)	3,593,042	(58,341,511)	2,086,054	(177,649,652)	36,877,274
Increase (decrease) in net assets resulting from operations	(51,685,423)	67,477,306	(45,194,034)	35,133,328	(156,084,596)	65,265,614
Distributions to shareholders
From earnings
Series I	(20,793,841)	—	(7,902,983)	(7,928,751)	(10,194,850)	(14,421,651)
Series II	(1,986,235)	—	(7,645,003)	(8,175,901)	(583,130)	(842,152)
Series NAV	(3,880,386)	—	(18,360,269)	(17,177,377)	(16,312,146)	(20,407,077)
Total distributions	(26,660,462)	—	(33,908,255)	(33,282,029)	(27,090,126)	(35,670,880)
From portfolio share transactions
Portfolio share transactions	(4,312,157)	(46,149,713)	18,431,976	11,164,886	32,738,827	32,023,495
Total increase (decrease)	(82,658,042)	21,327,593	(60,670,313)	13,016,185	(150,435,895)	61,618,229
Net assets
Beginning of year	357,712,367	336,384,774	338,612,879	325,596,694	929,896,695	868,278,466
End of year	$275,054,325	$357,712,367	$277,942,566	$338,612,879	$779,460,800	$929,896,695
The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Statements of changes in net assets

	International Small Company Trust		Lifestyle Balanced Portfolio		Lifestyle Conservative Portfolio
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$2,109,806	$1,687,129	$19,002,079	$24,121,693	$4,303,199	$5,187,432
Net realized gain	2,468,903	9,093,959	82,417,270	84,277,623	6,286,081	10,283,809
Change in net unrealized appreciation (depreciation)	(27,988,780)	5,095,710	(281,988,865)	(3,309,046)	(42,245,326)	(9,179,779)
Increase (decrease) in net assets resulting from operations	(23,410,071)	15,876,798	(180,569,516)	105,090,270	(31,656,046)	6,291,462
Distributions to shareholders
From earnings
Series I	(1,961,324)	(1,102,079)	(3,723,778)	(2,732,821)	(1,219,199)	(952,622)
Series II	(1,120,179)	(583,400)	(83,290,674)	(63,670,255)	(12,042,860)	(9,844,226)
Series NAV	(7,781,693)	(3,594,628)	(15,561,223)	(10,480,543)	(619,523)	(417,268)
Total distributions	(10,863,196)	(5,280,107)	(102,575,675)	(76,883,619)	(13,881,582)	(11,214,116)
From portfolio share transactions
Portfolio share transactions	3,363,308	2,338,705	(17,293,211)	34,150,151	(14,567,067)	(3,281,405)
Total increase (decrease)	(30,909,959)	12,935,396	(300,438,402)	62,356,802	(60,104,695)	(8,204,059)
Net assets
Beginning of year	129,460,509	116,525,113	1,199,382,197	1,137,025,395	225,453,345	233,657,404
End of year	$98,550,550	$129,460,509	$898,943,795	$1,199,382,197	$165,348,650	$225,453,345
	Lifestyle Growth Portfolio		Lifestyle Moderate Portfolio		Mid Cap Growth Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income (loss)	$87,107,394	$113,320,964	$6,229,984	$7,650,130	$(3,047,664)	$(6,912,887)
Net realized gain (loss)	629,661,208	661,227,643	20,717,752	23,384,509	(113,765,080)	251,421,418
Change in net unrealized appreciation (depreciation)	(1,732,786,868)	60,095,186	(80,803,491)	(6,375,515)	(187,617,995)	(207,912,971)
Increase (decrease) in net assets resulting from operations	(1,016,018,266)	834,643,793	(53,855,755)	24,659,124	(304,430,739)	36,595,560
Distributions to shareholders
From earnings
Series I	(30,241,595)	(21,705,431)	(1,347,535)	(1,045,218)	(55,924,606)	(62,172,424)
Series II	(647,255,878)	(472,384,545)	(23,679,443)	(18,665,532)	(29,634,931)	(33,315,597)
Series NAV	(76,795,903)	(50,210,447)	(4,112,909)	(2,820,705)	(158,500,923)	(168,149,385)
Total distributions	(754,293,376)	(544,300,423)	(29,139,887)	(22,531,455)	(244,060,460)	(263,637,406)
From portfolio share transactions
Portfolio share transactions	216,074,818	(204,018,604)	(4,114,132)	3,474,332	179,439,716	169,007,195
Issued in reorganization	—	39,049,320	—	—	—	—
Total from portfolio share transactions	216,074,818	(164,969,284)	(4,114,132)	3,474,332	179,439,716	169,007,195
Total increase (decrease)	(1,554,236,824)	125,374,086	(87,109,774)	5,602,001	(369,051,483)	(58,034,651)
Net assets
Beginning of year	6,426,900,020	6,301,525,934	361,787,364	356,185,363	930,853,772	988,888,423
End of year	$4,872,663,196	$6,426,900,020	$274,677,590	$361,787,364	$561,802,289	$930,853,772
The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Mid Cap Index Trust		Mid Value Trust		Real Estate Securities Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$14,068,006	$11,281,482	$5,633,922	$3,204,048	$5,605,376	$4,990,275
Net realized gain	59,715,732	167,683,236	92,804,864	74,256,357	4,031,207	38,540,092
Change in net unrealized appreciation (depreciation)	(267,357,697)	125,490,123	(124,679,826)	63,647,534	(129,632,577)	98,394,819
Increase (decrease) in net assets resulting from operations	(193,573,959)	304,454,841	(26,241,040)	141,107,939	(119,995,994)	141,925,186
Distributions to shareholders
From earnings
Series I	(134,972,895)	(66,961,139)	(27,955,439)	(13,610,356)	(5,670,752)	(1,028,492)
Series II	(8,761,887)	(4,415,180)	(6,338,897)	(2,998,835)	(2,995,698)	(495,183)
Series NAV	(36,736,251)	(17,940,775)	(37,793,133)	(20,260,519)	(23,849,206)	(4,022,665)
Total distributions	(180,471,033)	(89,317,094)	(72,087,469)	(36,869,710)	(32,515,656)	(5,546,340)
From portfolio share transactions
Portfolio share transactions	51,835,709	(62,629,455)	4,273,201	(43,979,768)	6,520,398	(18,078,786)
Total increase (decrease)	(322,209,283)	152,508,292	(94,055,308)	60,258,461	(145,991,252)	118,300,060
Net assets
Beginning of year	1,456,473,614	1,303,965,322	663,025,332	602,766,871	432,519,651	314,219,591
End of year	$1,134,264,331	$1,456,473,614	$568,970,024	$663,025,332	$286,528,399	$432,519,651
	Science & Technology Trust		Small Cap Index Trust		Small Cap Opportunities Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(4,858,611)	$(6,809,661)	$4,745,192	$4,624,859	$568,330	$946,158
Net realized gain (loss)	(151,681,165)	326,207,128	8,605,450	74,097,359	13,813,588	21,450,364
Change in net unrealized appreciation (depreciation)	(209,907,210)	(224,022,085)	(148,270,896)	7,415,144	(31,208,284)	19,805,499
Increase (decrease) in net assets resulting from operations	(366,446,986)	95,375,382	(134,920,254)	86,137,362	(16,826,366)	42,202,021
Distributions to shareholders
From earnings
Series I	(240,507,519)	(174,485,794)	(54,468,844)	(36,104,058)	(11,570,880)	(2,357,324)
Series II	(23,611,608)	(17,304,448)	(4,212,751)	(2,821,544)	(4,214,354)	(827,428)
Series NAV	(50,977,686)	(31,106,075)	(19,645,629)	(12,923,887)	(6,675,349)	(925,316)
Total distributions	(315,096,813)	(222,896,317)	(78,327,224)	(51,849,489)	(22,460,583)	(4,110,068)
From portfolio share transactions
Portfolio share transactions	231,678,884	31,965,714	40,452,435	24,774,563	24,192,538	(11,537,282)
Total increase (decrease)	(449,864,915)	(95,555,221)	(172,795,043)	59,062,436	(15,094,411)	26,554,671
Net assets
Beginning of year	1,071,168,427	1,166,723,648	665,254,009	606,191,573	167,584,964	141,030,293
End of year	$621,303,512	$1,071,168,427	$492,458,966	$665,254,009	$152,490,553	$167,584,964
The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Small Cap Stock Trust		Small Cap Value Trust		Small Company Value Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(1,202,867)	$(3,811,225)	$4,474,564	$3,079,598	$314,521	$(82,351)
Net realized gain (loss)	(64,999,877)	78,897,492	39,680,213	73,703,292	9,004,641	19,070,234
Change in net unrealized appreciation (depreciation)	(56,161,268)	(72,185,597)	(97,885,119)	49,502,029	(40,701,536)	14,923,943
Increase (decrease) in net assets resulting from operations	(122,364,012)	2,900,670	(53,730,342)	126,284,919	(31,382,374)	33,911,826
Distributions to shareholders
From earnings
Series I	(20,748,505)	(17,775,622)	(25,481,781)	(2,461,150)	(6,135,017)	(1,636,688)
Series II	(7,254,687)	(6,055,887)	(3,738,639)	(318,967)	(4,931,682)	(1,212,560)
Series NAV	(46,816,507)	(38,952,480)	(47,129,095)	(4,804,529)	(7,932,221)	(1,906,048)
Total distributions	(74,819,699)	(62,783,989)	(76,349,515)	(7,584,646)	(18,998,920)	(4,755,296)
From portfolio share transactions
Portfolio share transactions	42,278,201	27,337,200	8,526,812	(54,294,929)	9,194,521	(13,916,989)
Total increase (decrease)	(154,905,510)	(32,546,119)	(121,553,045)	64,405,344	(41,186,773)	15,239,541
Net assets
Beginning of year	407,280,012	439,826,131	552,748,042	488,342,698	170,400,047	155,160,506
End of year	$252,374,502	$407,280,012	$431,194,997	$552,748,042	$129,213,274	$170,400,047
	Strategic Equity Allocation Trust		Total Stock Market Index Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$120,372,933	$118,739,058	$8,098,946	$7,811,512
Net realized gain	415,156,888	1,229,034,854	43,762,736	100,576,108
Change in net unrealized appreciation (depreciation)	(2,039,401,233)	458,922,936	(237,583,600)	85,012,392
Increase (decrease) in net assets resulting from operations	(1,503,871,412)	1,806,696,848	(185,721,918)	193,400,012
Distributions to shareholders
From earnings
Series I	—	—	(70,332,892)	(34,482,074)
Series II	—	—	(5,990,945)	(2,815,513)
Series NAV	(1,325,273,153)	(1,025,242,559)	(30,163,023)	(14,173,525)
Total distributions	(1,325,273,153)	(1,025,242,559)	(106,486,860)	(51,471,112)
From portfolio share transactions
Portfolio share transactions	443,234,136	(873,587,139)	25,406,613	(16,492,165)
Total increase (decrease)	(2,385,910,429)	(92,132,850)	(266,802,165)	125,436,735
Net assets
Beginning of year	9,291,222,950	9,383,355,800	941,775,476	816,338,741
End of year	$6,905,312,521	$9,291,222,950	$674,973,311	$941,775,476
The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
500 Index Trust
Series I
12-31-2022	52.44	0.59	(10.22)	(9.63)	(0.56)	(1.55)	—	(2.11)	40.70	(18.37)	0.55	0.30	1.31	4,441	2
12-31-2021	43.08	0.52	11.55	12.07	(0.67)	(2.04)	—	(2.71)	52.44	28.29	0.54	0.30	1.06	5,400	2
12-31-2020	37.84	0.65	6.05	6.70	(0.71)	(0.75)	—	(1.46)	43.08	18.11	0.55	0.30	1.73	4,313	4
12-31-2019	29.81	0.64	8.52	9.16	(0.60)	(0.53)	—	(1.13)	37.84	31.05	0.55	0.30	1.84	3,797	3[3]
12-31-2018	32.20	0.60	(2.02)	(1.42)	(0.44)	(0.53)	—	(0.97)	29.81	(4.69)	0.55	0.30	1.81	3,026	4
Series II
12-31-2022	52.45	0.50	(10.21)	(9.71)	(0.47)	(1.55)	—	(2.02)	40.72	(18.51)	0.75	0.50	1.11	70	2
12-31-2021	43.09	0.42	11.56	11.98	(0.58)	(2.04)	—	(2.62)	52.45	28.04	0.74	0.50	0.86	96	2
12-31-2020	37.87	0.58	6.02	6.60	(0.63)	(0.75)	—	(1.38)	43.09	17.83	0.75	0.50	1.53	79	4
12-31-2019	29.83	0.57	8.53	9.10	(0.53)	(0.53)	—	(1.06)	37.87	30.83	0.75	0.50	1.64	78	3[3]
12-31-2018	32.22	0.53	(2.01)	(1.48)	(0.38)	(0.53)	—	(0.91)	29.83	(4.88)	0.75	0.50	1.61	66	4
Series NAV
12-31-2022	52.43	0.61	(10.20)	(9.59)	(0.59)	(1.55)	—	(2.14)	40.70	(18.31)	0.50	0.25	1.36	2,201	2
12-31-2021	43.07	0.54	11.55	12.09	(0.69)	(2.04)	—	(2.73)	52.43	28.36	0.49	0.25	1.11	2,944	2
12-31-2020	37.84	0.67	6.03	6.70	(0.72)	(0.75)	—	(1.47)	43.07	18.14	0.50	0.25	1.78	2,433	4
12-31-2019	29.80	0.66	8.52	9.18	(0.61)	(0.53)	—	(1.14)	37.84	31.16	0.50	0.25	1.90	2,229	3[3]
12-31-2018	32.19	0.61	(2.01)	(1.40)	(0.46)	(0.53)	—	(0.99)	29.80	(4.65)	0.50	0.25	1.86	1,721	4
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Excludes in-kind transactions.
American Asset Allocation Trust
Series I
12-31-2022	13.11	0.17[3]	(2.02)	(1.85)	(0.16)	(1.51)	—	(1.67)	9.59	(13.76)	0.63[4]	0.62[4]	1.54[3]	320	9
12-31-2021	12.26	0.15[3]	1.65	1.80	(0.15)	(0.80)	—	(0.95)	13.11	14.71	0.63[4]	0.62[4]	1.16[3]	374	5
12-31-2020	12.58	0.16[3]	1.22	1.38	(0.16)	(1.54)	—	(1.70)	12.26	12.02	0.63[4]	0.62[4]	1.30[3]	334	3
12-31-2019	11.84	0.19[3]	2.16	2.35	(0.16)	(1.45)	—	(1.61)	12.58	20.78	0.63[4]	0.62[4]	1.52[3]	306	7
12-31-2018	14.29	0.18[3]	(0.76)	(0.58)	(0.16)	(1.71)	—	(1.87)	11.84	(4.91)	0.63[4]	0.62[4]	1.27[3]	262	6
Series II
12-31-2022	13.11	0.16[3]	(2.01)	(1.85)	(0.15)	(1.51)	—	(1.66)	9.60	(13.77)	0.78[4]	0.71[4]	1.37[3]	710	9
12-31-2021	12.26	0.13[3]	1.65	1.78	(0.13)	(0.80)	—	(0.93)	13.11	14.61	0.78[4]	0.71[4]	0.98[3]	921	5
12-31-2020	12.58	0.14[3]	1.23	1.37	(0.15)	(1.54)	—	(1.69)	12.26	11.92	0.78[4]	0.71[4]	1.15[3]	953	3
12-31-2019	11.84	0.17[3]	2.17	2.34	(0.15)	(1.45)	—	(1.60)	12.58	20.67	0.78[4]	0.71[4]	1.36[3]	967	7
12-31-2018	14.30	0.15[3]	(0.75)	(0.60)	(0.15)	(1.71)	—	(1.86)	11.84	(5.06)	0.78[4]	0.71[4]	1.11[3]	934	6
Series III
12-31-2022	13.12	0.21[3]	(2.02)	(1.81)	(0.20)	(1.51)	—	(1.71)	9.60	(13.44)	0.28[4]	0.27[4]	1.82[3]	101	9
12-31-2021	12.27	0.19[3]	1.65	1.84	(0.19)	(0.80)	—	(0.99)	13.12	15.07	0.28[4]	0.27[4]	1.45[3]	128	5
12-31-2020	12.58	0.20[3]	1.23	1.43	(0.20)	(1.54)	—	(1.74)	12.27	12.45	0.28[4]	0.27[4]	1.61[3]	125	3
12-31-2019	11.84	0.23[3]	2.17	2.40	(0.21)	(1.45)	—	(1.66)	12.58	21.16	0.28[4]	0.27[4]	1.81[3]	122	7
12-31-2018	14.30	0.22[3]	(0.76)	(0.54)	(0.21)	(1.71)	—	(1.92)	11.84	(4.62)	0.28[4]	0.27[4]	1.56[3]	116	6
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
American Global Growth Trust
Series I
12-31-2022	21.63	0.05[3]	(5.61)	(5.56)	(0.04)	(2.30)	—	(2.34)	13.73	(25.05)	0.66[4]	0.65[4]	0.33[3]	41	13
12-31-2021	19.75	(0.01)[3]	3.16	3.15	—	(1.27)	—	(1.27)	21.63	16.00	0.64[4]	0.63[4]	(0.04)[3]	48	8
12-31-2020	16.49	—[3,5]	4.76	4.76	(0.01)	(1.49)	—	(1.50)	19.75	29.96	0.65[4]	0.64[4]	(0.02)[3]	39	6
12-31-2019	13.68	0.12[3]	4.43	4.55	(0.10)	(1.64)	—	(1.74)	16.49	34.71	0.65[4]	0.64[4]	0.79[3]	27	9
12-31-2018	16.10	0.05[3]	(1.43)	(1.38)	(0.04)	(1.00)	—	(1.04)	13.68	(9.37)	0.64[4]	0.64[4]	0.29[3]	17	11
Series II
12-31-2022	21.51	0.03[3]	(5.57)	(5.54)	(0.02)	(2.30)	—	(2.32)	13.65	(25.08)	0.81[4]	0.72[4]	0.18[3]	112	13
12-31-2021	19.66	(0.03)[3]	3.15	3.12	—	(1.27)	—	(1.27)	21.51	15.92	0.79[4]	0.70[4]	(0.14)[3]	169	8
12-31-2020	16.44	(0.02)[3]	4.74	4.72	(0.01)	(1.49)	—	(1.50)	19.66	29.80	0.80[4]	0.71[4]	(0.13)[3]	172	6
12-31-2019	13.64	0.09[3]	4.44	4.53	(0.09)	(1.64)	—	(1.73)	16.44	34.66	0.80[4]	0.71[4]	0.60[3]	161	9
12-31-2018	16.06	0.03[3]	(1.42)	(1.39)	(0.03)	(1.00)	—	(1.03)	13.64	(9.46)	0.79[4]	0.71[4]	0.16[3]	144	11
Series III
12-31-2022	21.71	0.11[3]	(5.64)	(5.53)	(0.09)	(2.30)	—	(2.39)	13.79	(24.77)	0.31[4]	0.30[4]	0.64[3]	25	13
12-31-2021	19.75	0.06[3]	3.17	3.23	—	(1.27)	—	(1.27)	21.71	16.41	0.29[4]	0.28[4]	0.29[3]	33	8
12-31-2020	16.43	0.05[3]	4.77	4.82	(0.01)	(1.49)	—	(1.50)	19.75	30.44	0.30[4]	0.29[4]	0.30[3]	32	6
12-31-2019	13.63	0.16[3]	4.43	4.59	(0.15)	(1.64)	—	(1.79)	16.43	35.17	0.30[4]	0.29[4]	1.03[3]	30	9
12-31-2018	16.05	0.10[3]	(1.43)	(1.33)	(0.09)	(1.00)	—	(1.09)	13.63	(9.04)	0.29[4]	0.29[4]	0.60[3]	27	11
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5 Less than $0.005 per share.
American Growth Trust
Series I
12-31-2022	26.51	—[3,4]	(7.86)	(7.86)	—	(5.26)[5]	—	(5.26)	13.39	(30.20)	0.63[6]	0.62[6]	(0.02)[4]	188	11
12-31-2021	23.31	(0.04)[4]	5.05	5.01	—	(1.81)[5]	—	(1.81)	26.51	21.55	0.63[6]	0.62[6]	(0.14)[4]	265	14
12-31-2020	17.56	(0.01)[4]	8.58	8.57	(0.02)	(2.80)	—	(2.82)	23.31	51.52	0.63[6]	0.62[6]	(0.06)[4]	215	4
12-31-2019	16.55	0.07[4]	4.50	4.57	(0.04)	(3.52)	—	(3.56)	17.56	30.30	0.63[6]	0.63[6]	0.38[4]	148	12
12-31-2018	20.17	0.01[4]	0.32	0.33	—	(3.95)[5]	—	(3.95)	16.55	(0.66)	0.63[6]	0.62[6]	0.06[4]	121	13
Series II
12-31-2022	26.22	(0.02)[4]	(7.76)	(7.78)	(0.01)	(5.24)[5]	—	(5.25)	13.19	(30.25)	0.78[6]	0.68[6]	(0.11)[4]	481	11
12-31-2021	23.07	(0.06)[4]	5.00	4.94	—	(1.79)[5]	—	(1.79)	26.22	21.49	0.78[6]	0.68[6]	(0.23)[4]	739	14
12-31-2020	17.41	(0.03)[4]	8.51	8.48	(0.02)	(2.80)	—	(2.82)	23.07	51.46	0.78[6]	0.68[6]	(0.13)[4]	729	4
12-31-2019	16.44	0.05[4]	4.47	4.52	(0.03)	(3.52)	—	(3.55)	17.41	30.20	0.78[6]	0.69[6]	0.28[4]	619	12
12-31-2018	20.06	(0.01)[4]	0.33	0.32	—	(3.94)[5]	—	(3.94)	16.44	(0.71)	0.78[6]	0.68[6]	(0.03)[4]	574	13
Series III
12-31-2022	26.38	0.06[4]	(7.82)	(7.76)	—	(5.33)[5]	—	(5.33)	13.29	(29.95)	0.28[6]	0.27[6]	0.31[4]	76	11
12-31-2021	23.19	0.05[4]	5.04	5.09	—	(1.90)[5]	—	(1.90)	26.38	22.00	0.28[6]	0.27[6]	0.19[4]	106	14
12-31-2020	17.43	0.05[4]	8.53	8.58	(0.02)	(2.80)	—	(2.82)	23.19	51.98	0.28[6]	0.27[6]	0.28[4]	103	4
12-31-2019	16.44	0.12[4]	4.49	4.61	(0.10)	(3.52)	—	(3.62)	17.43	30.80	0.28[6]	0.28[6]	0.70[4]	91	12
12-31-2018	20.06	0.08[4]	0.32	0.40	(0.05)	(3.97)[5]	—	(4.02)	16.44	(0.28)	0.28[6]	0.27[6]	0.38[4]	83	13
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Less than $0.005 per share. 4 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5 Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds. 6 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth-Income Trust
Series I
12-31-2022	18.55	0.14[3]	(3.28)	(3.14)	(0.13)	(1.07)	—	(1.20)	14.21	(16.78)	0.63[4]	0.62[4]	0.89[3]	268	12
12-31-2021	15.87	0.13[3]	3.59	3.72	(0.13)	(0.91)	—	(1.04)	18.55	23.61	0.63[4]	0.62[4]	0.74[3]	344	3
12-31-2020	16.38	0.15[3]	1.75	1.90	(0.16)	(2.25)	—	(2.41)	15.87	13.11	0.63[4]	0.62[4]	0.97[3]	298	8
12-31-2019	15.03	0.21[3]	3.45	3.66	(0.17)	(2.14)	—	(2.31)	16.38	25.70	0.63[4]	0.62[4]	1.28[3]	288	13
12-31-2018	17.69	0.17[3]	(0.32)	(0.15)	(0.17)	(2.34)	—	(2.51)	15.03	(2.18)	0.63[4]	0.62[4]	0.97[3]	240	11
Series II
12-31-2022	18.45	0.12[3]	(3.25)	(3.13)	(0.12)	(1.07)	—	(1.19)	14.13	(16.84)	0.78[4]	0.70[4]	0.78[3]	380	12
12-31-2021	15.79	0.11[3]	3.58	3.69	(0.12)	(0.91)	—	(1.03)	18.45	23.51	0.78[4]	0.70[4]	0.61[3]	531	3
12-31-2020	16.31	0.14[3]	1.74	1.88	(0.15)	(2.25)	—	(2.40)	15.79	13.02	0.78[4]	0.70[4]	0.88[3]	528	8
12-31-2019	14.97	0.18[3]	3.46	3.64	(0.16)	(2.14)	—	(2.30)	16.31	25.64	0.78[4]	0.70[4]	1.13[3]	518	13
12-31-2018	17.63	0.15[3]	(0.31)	(0.16)	(0.16)	(2.34)	—	(2.50)	14.97	(2.27)	0.78[4]	0.70[4]	0.85[3]	492	11
Series III
12-31-2022	18.52	0.20[3]	(3.29)	(3.09)	(0.19)	(1.07)	—	(1.26)	14.17	(16.56)	0.28[4]	0.27[4]	1.24[3]	163	12
12-31-2021	15.83	0.19[3]	3.60	3.79	(0.19)	(0.91)	—	(1.10)	18.52	24.13	0.28[4]	0.27[4]	1.05[3]	216	3
12-31-2020	16.34	0.21[3]	1.74	1.95	(0.21)	(2.25)	—	(2.46)	15.83	13.47	0.28[4]	0.27[4]	1.32[3]	208	8
12-31-2019	14.99	0.26[3]	3.46	3.72	(0.23)	(2.14)	—	(2.37)	16.34	26.16	0.28[4]	0.27[4]	1.58[3]	202	13
12-31-2018	17.65	0.23[3]	(0.32)	(0.09)	(0.23)	(2.34)	—	(2.57)	14.99	(1.82)	0.28[4]	0.27[4]	1.30[3]	189	11
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
American International Trust
Series I
12-31-2022	20.56	0.22[3]	(4.63)	(4.41)	(0.22)	(0.90)	—	(1.12)	15.03	(21.11)	0.64[4]	0.63[4]	1.32[3]	106	15
12-31-2021	21.41	0.41[3]	(0.80)	(0.39)	(0.42)	(0.04)	—	(0.46)	20.56	(1.81)	0.63[4]	0.63[4]	1.89[3]	145	9
12-31-2020	19.83	0.06[3]	2.46	2.52	(0.07)	(0.87)	—	(0.94)	21.41	13.56	0.64[4]	0.63[4]	0.32[3]	170	10
12-31-2019	17.67	0.22[3]	3.56	3.78	(0.18)	(1.44)	—	(1.62)	19.83	22.40	0.64[4]	0.63[4]	1.12[3]	137	10
12-31-2018	21.93	0.28[3]	(3.14)	(2.86)	(0.27)	(1.13)	—	(1.40)	17.67	(13.46)	0.63[4]	0.62[4]	1.32[3]	119	20
Series II
12-31-2022	20.54	0.20[3]	(4.61)	(4.41)	(0.20)	(0.90)	—	(1.10)	15.03	(21.16)	0.79[4]	0.76[4]	1.20[3]	206	15
12-31-2021	21.39	0.39[3]	(0.81)	(0.42)	(0.39)	(0.04)	—	(0.43)	20.54	(1.96)	0.78[4]	0.76[4]	1.80[3]	293	9
12-31-2020	19.82	0.03[3]	2.46	2.49	(0.05)	(0.87)	—	(0.92)	21.39	13.40	0.79[4]	0.76[4]	0.16[3]	317	10
12-31-2019	17.66	0.17[3]	3.59	3.76	(0.16)	(1.44)	—	(1.60)	19.82	22.27	0.79[4]	0.76[4]	0.88[3]	310	10
12-31-2018	21.92	0.24[3]	(3.13)	(2.89)	(0.24)	(1.13)	—	(1.37)	17.66	(13.59)	0.78[4]	0.75[4]	1.11[3]	300	20
Series III
12-31-2022	20.48	0.29[3]	(4.62)	(4.33)	(0.28)	(0.90)	—	(1.18)	14.97	(20.80)	0.29[4]	0.28[4]	1.72[3]	27	15
12-31-2021	21.34	0.50[3]	(0.82)	(0.32)	(0.50)	(0.04)	—	(0.54)	20.48	(1.50)	0.28[4]	0.28[4]	2.31[3]	36	9
12-31-2020	19.75	0.12[3]	2.47	2.59	(0.13)	(0.87)	—	(1.00)	21.34	13.98	0.29[4]	0.28[4]	0.64[3]	38	10
12-31-2019	17.59	0.26[3]	3.59	3.85	(0.25)	(1.44)	—	(1.69)	19.75	22.89	0.29[4]	0.28[4]	1.38[3]	37	10
12-31-2018	21.86	0.34[3]	(3.14)	(2.80)	(0.34)	(1.13)	—	(1.47)	17.59	(13.20)	0.28[4]	0.27[4]	1.61[3]	35	20
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
Series I
12-31-2022	40.95	(0.08)	(14.95)	(15.03)	—	(7.86)	—	(7.86)	18.06	(38.09)	0.83	0.79	(0.28)	227	17
12-31-2021	40.21	(0.20)	7.02	6.82	—	(6.08)	—	(6.08)	40.95	16.87	0.82	0.79	(0.46)	402	36
12-31-2020	34.45	(0.11)	11.57	11.46	—	(5.70)	—	(5.70)	40.21	34.30	0.83	0.80	(0.28)	383	24
12-31-2019	30.96	(0.02)	8.82	8.80	—	(5.31)	—	(5.31)	34.45	29.80	0.84	0.81	(0.04)	325	29
12-31-2018	34.92	(0.01)	1.32	1.31	(0.01)	(5.26)	—	(5.27)	30.96	1.97	0.84	0.80	(0.02)	289	35
Series II
12-31-2022	38.84	(0.13)	(14.14)	(14.27)	—	(7.86)	—	(7.86)	16.71	(38.20)	1.03	0.99	(0.48)	79	17
12-31-2021	38.48	(0.27)	6.71	6.44	—	(6.08)	—	(6.08)	38.84	16.63	1.02	0.99	(0.66)	146	36
12-31-2020	33.22	(0.17)	11.13	10.96	—	(5.70)	—	(5.70)	38.48	34.06	1.03	1.00	(0.48)	150	24
12-31-2019	30.07	(0.08)	8.54	8.46	—	(5.31)	—	(5.31)	33.22	29.53	1.04	1.01	(0.24)	134	29
12-31-2018	34.10	(0.08)	1.31	1.23	—	(5.26)	—	(5.26)	30.07	1.78	1.04	1.00	(0.22)	123	35
Series NAV
12-31-2022	41.04	(0.07)	(14.98)	(15.05)	—	(7.86)	—	(7.86)	18.13	(38.05)	0.78	0.74	(0.23)	1,119	17
12-31-2021	40.27	(0.18)	7.03	6.85	—	(6.08)	—	(6.08)	41.04	16.92	0.77	0.74	(0.41)	1,883	36
12-31-2020	34.47	(0.09)	11.59	11.50	—	(5.70)	—	(5.70)	40.27	34.40	0.78	0.75	(0.23)	1,823	24
12-31-2019	30.97	—[3]	8.81	8.81	—[3]	(5.31)	—	(5.31)	34.47	29.83	0.79	0.76	0.01	1,708	29
12-31-2018	34.92	0.01	1.32	1.33	(0.02)	(5.26)	—	(5.28)	30.97	2.03	0.79	0.75	0.04	1,512	35
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Less than $0.005 per share.
Capital Appreciation Trust
Series I
12-31-2022	7.48	(0.01)	(2.70)	(2.71)	—	(1.49)	—	(1.49)	3.28	(37.70)	0.81	0.81	(0.22)	151	31
12-31-2021	7.60	(0.04)	1.26	1.22	—	(1.34)	—	(1.34)	7.48	15.75	0.79	0.78	(0.50)	272	40
12-31-2020	5.39	(0.02)	2.96	2.94	—	(0.73)	—	(0.73)	7.60	56.04	0.80	0.79	(0.32)	272	56
12-31-2019	12.09	(0.01)	2.92	2.91	(0.01)	(9.60)	—	(9.61)	5.39	32.89	0.81	0.81	(0.06)	195	40
12-31-2018	14.65	0.02	0.23	0.25	(0.04)	(2.77)	—	(2.81)	12.09	(0.80)	0.80	0.79	0.13	169	37
Series II
12-31-2022	6.28	(0.02)	(2.25)	(2.27)	—	(1.49)	—	(1.49)	2.52	(37.88)	1.01	1.01	(0.42)	46	31
12-31-2021	6.57	(0.05)	1.10	1.05	—	(1.34)	—	(1.34)	6.28	15.64	0.99	0.98	(0.70)	88	40
12-31-2020	4.74	(0.03)	2.59	2.56	—	(0.73)	—	(0.73)	6.57	55.70	1.00	0.99	(0.52)	89	56
12-31-2019	11.61	(0.02)	2.75	2.73	—[3]	(9.60)	—	(9.60)	4.74	32.65	1.01	1.01	(0.26)	66	40
12-31-2018	14.16	(0.01)	0.24	0.23	(0.01)	(2.77)	—	(2.78)	11.61	(0.99)	1.00	0.99	(0.07)	58	37
Series NAV
12-31-2022	7.55	(0.01)	(2.72)	(2.73)	—	(1.49)	—	(1.49)	3.33	(37.59)	0.76	0.76	(0.18)	217	31
12-31-2021	7.66	(0.04)	1.27	1.23	—	(1.34)	—	(1.34)	7.55	15.76	0.74	0.73	(0.45)	436	40
12-31-2020	5.42	(0.02)	2.99	2.97	—	(0.73)	—	(0.73)	7.66	56.29	0.75	0.74	(0.27)	382	56
12-31-2019	12.11	—[3]	2.92	2.92	(0.01)	(9.60)	—	(9.61)	5.42	32.88	0.76	0.76	(0.01)	282	40
12-31-2018	14.67	0.03	0.23	0.26	(0.05)	(2.77)	—	(2.82)	12.11	(0.72)	0.75	0.74	0.20	281	37
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Capital Appreciation Value Trust
Series I
12-31-2022	14.06	0.14	(1.83)	(1.69)	(0.13)	(1.62)	—	(1.75)	10.62	(11.86)	0.94	0.90	1.14	8	88
12-31-2021	13.39	0.09	2.31	2.40	(0.11)	(1.62)	—	(1.73)	14.06	18.13	0.93	0.88	0.63	8	55
12-31-2020	12.55	0.11	1.98	2.09	(0.15)	(1.10)	—	(1.25)	13.39	17.40	0.94	0.90	0.85	6	88
12-31-2019	10.92	0.16	2.44	2.60	(0.17)	(0.80)	—	(0.97)	12.55	24.31	0.93	0.89	1.33	8	45
12-31-2018	11.98	0.28[3]	(0.18)	0.10	(0.25)	(0.91)	—	(1.16)	10.92	0.39	0.92	0.88	2.35[3]	4	78
Series II
12-31-2022	13.97	0.11	(1.82)	(1.71)	(0.10)	(1.62)	—	(1.72)	10.54	(12.07)	1.14	1.10	0.93	233	88
12-31-2021	13.32	0.06	2.29	2.35	(0.08)	(1.62)	—	(1.70)	13.97	17.85	1.13	1.08	0.43	290	55
12-31-2020	12.49	0.09	1.96	2.05	(0.12)	(1.10)	—	(1.22)	13.32	17.19	1.14	1.10	0.68	287	88
12-31-2019	10.87	0.14	2.42	2.56	(0.14)	(0.80)	—	(0.94)	12.49	24.10	1.13	1.09	1.17	278	45
12-31-2018	11.94	0.26[3]	(0.19)	0.07	(0.23)	(0.91)	—	(1.14)	10.87	0.11	1.12	1.08	2.15[3]	259	78
Series NAV
12-31-2022	14.01	0.15	(1.84)	(1.69)	(0.13)	(1.62)	—	(1.75)	10.57	(11.87)	0.89	0.85	1.20	179	88
12-31-2021	13.35	0.10	2.30	2.40	(0.12)	(1.62)	—	(1.74)	14.01	18.16	0.88	0.83	0.68	198	55
12-31-2020	12.52	0.12	1.96	2.08	(0.15)	(1.10)	—	(1.25)	13.35	17.42	0.89	0.85	0.93	156	88
12-31-2019	10.89	0.17	2.43	2.60	(0.17)	(0.80)	—	(0.97)	12.52	24.44	0.88	0.84	1.41	127	45
12-31-2018	11.95	0.29[3]	(0.18)	0.11	(0.26)	(0.91)	—	(1.17)	10.89	0.45	0.87	0.83	2.40[3]	91	78
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the portfolio, which amounted to $0.12 and 1.00%, respectively.
Disciplined Value International Trust
Series I
12-31-2022	14.38	0.31	(1.05)	(0.74)	(0.49)	—	—	(0.49)	13.15	(4.77)	0.93	0.92	2.33	67	74
12-31-2021	13.05	0.46	1.25	1.71	(0.38)	—	—	(0.38)	14.38	13.06	0.93	0.92	3.21	78	60
12-31-2020	12.92	0.21	0.17	0.38	(0.25)	—	—	(0.25)	13.05	3.27	0.94	0.94	1.85	77	190[3]
12-31-2019	11.84	0.30	1.13	1.43	(0.35)	—	—	(0.35)	12.92	12.33	0.94	0.94	2.39	83	36
12-31-2018	14.33	0.26	(2.41)	(2.15)	(0.34)	—	—	(0.34)	11.84	(15.03)	0.92	0.91	1.87	84	34
Series II
12-31-2022	14.37	0.29	(1.06)	(0.77)	(0.46)	—	—	(0.46)	13.14	(4.98)	1.13	1.12	2.15	41	74
12-31-2021	13.04	0.43	1.25	1.68	(0.35)	—	—	(0.35)	14.37	12.86	1.13	1.12	3.02	46	60
12-31-2020	12.91	0.19	0.17	0.36	(0.23)	—	—	(0.23)	13.04	3.07	1.14	1.14	1.65	46	190[3]
12-31-2019	11.83	0.27	1.14	1.41	(0.33)	—	—	(0.33)	12.91	12.13	1.14	1.14	2.19	50	36
12-31-2018	14.32	0.23	(2.40)	(2.17)	(0.32)	—	—	(0.32)	11.83	(15.17)	1.12	1.11	1.67	50	34
Series NAV
12-31-2022	14.26	0.31	(1.04)	(0.73)	(0.50)	—	—	(0.50)	13.03	(4.75)	0.88	0.87	2.35	151	74
12-31-2021	12.94	0.46	1.24	1.70	(0.38)	—	—	(0.38)	14.26	13.15	0.88	0.87	3.26	193	60
12-31-2020	12.82	0.21	0.16	0.37	(0.25)	—	—	(0.25)	12.94	3.27	0.89	0.89	1.90	178	190[3]
12-31-2019	11.75	0.30	1.13	1.43	(0.36)	—	—	(0.36)	12.82	12.41	0.89	0.89	2.41	177	36
12-31-2018	14.22	0.27	(2.39)	(2.12)	(0.35)	—	—	(0.35)	11.75	(14.96)	0.87	0.86	1.98	167	34
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Emerging Markets Value Trust
Series I
12-31-2022	10.50	0.37	(1.63)	(1.26)	(0.36)	—	—	(0.36)	8.88	(11.67)	1.12	1.11	3.83	6	15
12-31-2021	9.67	0.26	0.83	1.09	(0.26)	—	—	(0.26)	10.50	11.18	1.09	1.08	2.48	7	26
12-31-2020	9.57	0.16	0.14	0.30	(0.20)	—	—	(0.20)	9.67	3.56	1.21	1.20	1.99	6	26
12-31-2019	8.93	0.16	0.78	0.94	(0.30)	—	—	(0.30)	9.57	10.94	1.18	1.17	1.79	6	23
12-31-2018	10.63	0.19	(1.63)	(1.44)	(0.26)	—	—	(0.26)	8.93	(13.60)	1.12	1.12	1.91	7	14
Series II
12-31-2022	10.51	0.35	(1.63)	(1.28)	(0.34)	—	—	(0.34)	8.89	(11.87)	1.32	1.31	3.61	26	15
12-31-2021	9.67	0.24	0.84	1.08	(0.24)	—	—	(0.24)	10.51	11.08	1.29	1.28	2.27	34	26
12-31-2020	9.57	0.15	0.14	0.29	(0.19)	—	—	(0.19)	9.67	3.36	1.41	1.40	1.82	33	26
12-31-2019	8.93	0.15	0.77	0.92	(0.28)	—	—	(0.28)	9.57	10.71	1.38	1.37	1.64	35	23
12-31-2018	10.63	0.17	(1.63)	(1.46)	(0.24)	—	—	(0.24)	8.93	(13.79)	1.32	1.32	1.72	35	14
Series NAV
12-31-2022	10.49	0.37	(1.63)	(1.26)	(0.36)	—	—	(0.36)	8.87	(11.63)	1.07	1.06	3.89	173	15
12-31-2021	9.65	0.27	0.83	1.10	(0.26)	—	—	(0.26)	10.49	11.25	1.04	1.03	2.55	210	26
12-31-2020	9.55	0.17	0.14	0.31	(0.21)	—	—	(0.21)	9.65	3.72	1.16	1.15	2.07	194	26
12-31-2019	8.92	0.17	0.76	0.93	(0.30)	—	—	(0.30)	9.55	10.89	1.13	1.12	1.87	193	23
12-31-2018	10.61	0.21	(1.63)	(1.42)	(0.27)	—	—	(0.27)	8.92	(13.48)	1.07	1.07	2.04	168	14
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Equity Income Trust
Series I
12-31-2022	16.63	0.30	(0.95)	(0.65)	(0.29)	(1.76)	—	(2.05)	13.93	(3.40)	0.78	0.75	1.92	218	16
12-31-2021	13.79	0.26	3.23	3.49	(0.32)	(0.33)	—	(0.65)	16.63	25.42	0.77	0.74	1.62	250	21
12-31-2020	15.35	0.30	(0.40)	(0.10)	(0.41)	(1.05)	—	(1.46)	13.79	1.02	0.79	0.76	2.32	225	28
12-31-2019	13.65	0.35	3.07	3.42	(0.31)	(1.41)	—	(1.72)	15.35	26.34	0.80	0.77	2.30	255	18[3]
12-31-2018	17.50	0.35	(1.74)	(1.39)	(0.30)	(2.16)	—	(2.46)	13.65	(9.58)	0.81	0.78	2.12	215	18
Series II
12-31-2022	16.52	0.27	(0.95)	(0.68)	(0.26)	(1.76)	—	(2.02)	13.82	(3.64)	0.98	0.95	1.72	113	16
12-31-2021	13.70	0.23	3.21	3.44	(0.29)	(0.33)	—	(0.62)	16.52	25.21	0.97	0.94	1.42	130	21
12-31-2020	15.27	0.27	(0.40)	(0.13)	(0.39)	(1.05)	—	(1.44)	13.70	0.75	0.99	0.96	2.11	120	28
12-31-2019	13.58	0.31	3.07	3.38	(0.28)	(1.41)	—	(1.69)	15.27	26.17	1.00	0.97	2.10	137	18[3]
12-31-2018	17.42	0.32	(1.73)	(1.41)	(0.27)	(2.16)	—	(2.43)	13.58	(9.75)	1.01	0.98	1.92	111	18
Series NAV
12-31-2022	16.52	0.31	(0.95)	(0.64)	(0.30)	(1.76)	—	(2.06)	13.82	(3.38)	0.73	0.70	1.96	1,043	16
12-31-2021	13.70	0.27	3.21	3.48	(0.33)	(0.33)	—	(0.66)	16.52	25.49	0.72	0.69	1.67	1,311	21
12-31-2020	15.27	0.31	(0.41)	(0.10)	(0.42)	(1.05)	—	(1.47)	13.70	1.01	0.74	0.71	2.38	1,139	28
12-31-2019	13.58	0.35	3.07	3.42	(0.32)	(1.41)	—	(1.73)	15.27	26.47	0.75	0.72	2.34	1,304	18[3]
12-31-2018	17.42	0.36	(1.73)	(1.37)	(0.31)	(2.16)	—	(2.47)	13.58	(9.52)	0.76	0.73	2.18	1,149	18
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Excludes merger activity.
The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Financial Industries Trust
Series I
12-31-2022	16.38	0.22	(2.47)	(2.25)	(0.35)	(2.58)	—	(2.93)	11.20	(13.67)	0.91	0.90	1.51	93	50
12-31-2021	12.79	0.15	3.65	3.80	(0.13)	(0.08)	—	(0.21)	16.38	29.70	0.90	0.89	0.96	132	74
12-31-2020	14.08	0.14	(0.06)	0.08	(0.17)	(1.20)	—	(1.37)	12.79	2.17	0.94	0.93	1.15	93	44
12-31-2019	11.90	0.21	3.39	3.60	(0.60)	(0.82)	—	(1.42)	14.08	31.79	0.91	0.90	1.53	113	28
12-31-2018	14.99	0.20	(2.15)	(1.95)	(0.18)	(0.96)	—	(1.14)	11.90	(14.49)	0.89	0.88	1.34	120	25
Series II
12-31-2022	16.21	0.18	(2.43)	(2.25)	(0.32)	(2.58)	—	(2.90)	11.06	(13.83)	1.11	1.10	1.31	16	50
12-31-2021	12.67	0.11	3.62	3.73	(0.11)	(0.08)	—	(0.19)	16.21	29.38	1.10	1.09	0.75	22	74
12-31-2020	13.96	0.11	(0.05)	0.06	(0.15)	(1.20)	—	(1.35)	12.67	1.99	1.14	1.13	0.95	15	44
12-31-2019	11.79	0.18	3.36	3.54	(0.55)	(0.82)	—	(1.37)	13.96	31.51	1.11	1.10	1.32	17	28
12-31-2018	14.88	0.17	(2.13)	(1.96)	(0.17)	(0.96)	—	(1.13)	11.79	(14.62)	1.09	1.08	1.14	15	25
Series NAV
12-31-2022	16.32	0.22	(2.45)	(2.23)	(0.36)	(2.58)	—	(2.94)	11.15	(13.61)	0.86	0.85	1.57	27	50
12-31-2021	12.75	0.15	3.64	3.79	(0.14)	(0.08)	—	(0.22)	16.32	29.70	0.85	0.84	1.01	34	74
12-31-2020	14.03	0.14	(0.04)	0.10	(0.18)	(1.20)	—	(1.38)	12.75	2.31	0.89	0.88	1.20	25	44
12-31-2019	11.88	0.21	3.38	3.59	(0.62)	(0.82)	—	(1.44)	14.03	31.71	0.86	0.85	1.57	28	28
12-31-2018	14.95	0.21	(2.14)	(1.93)	(0.18)	(0.96)	—	(1.14)	11.88	(14.38)	0.84	0.83	1.39	29	25
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Fundamental All Cap Core Trust
Series I
12-31-2022	36.40	0.07	(8.85)	(8.78)	(0.07)	(2.83)	—	(2.90)	24.72	(24.29)	0.76	0.76	0.24	85	29
12-31-2021	30.15	0.04	9.14	9.18	(0.04)	(2.89)	—	(2.93)	36.40	30.63	0.76	0.75	0.11	138	14
12-31-2020	24.56	0.06	6.42	6.48	(0.10)	(0.79)	—	(0.89)	30.15	26.87	0.76	0.76	0.26	120	19
12-31-2019	19.64	0.11	6.79	6.90	(0.10)	(1.88)	—	(1.98)	24.56	36.45	0.77	0.76	0.48	119	15
12-31-2018	25.83	0.09	(2.79)	(2.70)	(0.10)	(3.39)	—	(3.49)	19.64	(13.16)	0.76	0.76	0.36	122	24
Series II
12-31-2022	36.24	0.01	(8.81)	(8.80)	—[3]	(2.83)	—	(2.83)	24.61	(24.43)	0.96	0.96	0.04	41	29
12-31-2021	30.06	(0.03)	9.10	9.07	—	(2.89)	—	(2.89)	36.24	30.34	0.96	0.95	(0.09)	62	14
12-31-2020	24.49	0.01	6.40	6.41	(0.05)	(0.79)	—	(0.84)	30.06	26.65	0.96	0.96	0.05	51	19
12-31-2019	19.59	0.06	6.78	6.84	(0.06)	(1.88)	—	(1.94)	24.49	36.18	0.97	0.96	0.28	49	15
12-31-2018	25.77	0.04	(2.78)	(2.74)	(0.05)	(3.39)	—	(3.44)	19.59	(13.34)	0.96	0.96	0.17	41	24
Series NAV
12-31-2022	36.66	0.09	(8.93)	(8.84)	(0.08)	(2.83)	—	(2.91)	24.91	(24.26)	0.71	0.71	0.29	1,717	29
12-31-2021	30.34	0.06	9.21	9.27	(0.06)	(2.89)	—	(2.95)	36.66	30.68	0.71	0.70	0.16	2,457	14
12-31-2020	24.71	0.08	6.45	6.53	(0.11)	(0.79)	—	(0.90)	30.34	26.97	0.71	0.71	0.30	2,017	19
12-31-2019	19.74	0.12	6.84	6.96	(0.11)	(1.88)	—	(1.99)	24.71	36.58	0.72	0.71	0.52	1,700	15
12-31-2018	25.96	0.11	(2.82)	(2.71)	(0.12)	(3.39)	—	(3.51)	19.74	(13.16)	0.71	0.71	0.42	1,347	24
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Less than 0.005%.
The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Fundamental Large Cap Value Trust
Series I
12-31-2022	28.91	0.26	(2.73)	(2.47)	(0.29)	(3.53)	—	(3.82)	22.62	(7.95)	0.78	0.77	1.01	408	21
12-31-2021	25.10	0.22	7.34	7.56	(0.24)	(3.51)	—	(3.75)	28.91	29.96	0.77	0.76	0.75	483	29
12-31-2020	23.13	0.21	2.44	2.65	(0.24)	(0.44)	—	(0.68)	25.10	11.96	0.79	0.78	0.95	391	44
12-31-2019	17.51	0.25	5.97	6.22	(0.25)	(0.35)	—	(0.60)	23.13	35.85	0.78	0.77	1.17	403	13
12-31-2018	21.36	0.25	(3.87)	(3.62)	(0.23)	—	—	(0.23)	17.51	(17.03)	0.75	0.74	1.18	366	31
Series II
12-31-2022	29.14	0.21	(2.74)	(2.53)	(0.24)	(3.53)	—	(3.77)	22.84	(8.13)	0.98	0.97	0.81	143	21
12-31-2021	25.28	0.16	7.39	7.55	(0.18)	(3.51)	—	(3.69)	29.14	29.72	0.97	0.96	0.55	177	29
12-31-2020	23.29	0.16	2.47	2.63	(0.20)	(0.44)	—	(0.64)	25.28	11.75	0.99	0.98	0.75	160	44
12-31-2019	17.63	0.21	6.00	6.21	(0.20)	(0.35)	—	(0.55)	23.29	35.59	0.98	0.97	0.97	164	13
12-31-2018	21.51	0.21	(3.90)	(3.69)	(0.19)	—	—	(0.19)	17.63	(17.23)	0.95	0.94	0.98	150	31
Series NAV
12-31-2022	28.92	0.28	(2.72)	(2.44)	(0.31)	(3.53)	—	(3.84)	22.64	(7.86)	0.73	0.72	1.06	163	21
12-31-2021	25.11	0.23	7.34	7.57	(0.25)	(3.51)	—	(3.76)	28.92	30.00	0.72	0.71	0.79	163	29
12-31-2020	23.14	0.21	2.45	2.66	(0.25)	(0.44)	—	(0.69)	25.11	12.01	0.74	0.73	0.99	125	44
12-31-2019	17.51	0.25	5.99	6.24	(0.26)	(0.35)	—	(0.61)	23.14	35.97	0.73	0.72	1.21	97	13
12-31-2018	21.37	0.26	(3.88)	(3.62)	(0.24)	—	—	(0.24)	17.51	(17.03)	0.70	0.69	1.23	79	31
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Global Equity Trust
Series I
12-31-2022	25.34	0.31	(4.12)	(3.81)	(0.61)	(1.43)	—	(2.04)	19.49	(14.84)	0.94	0.93	1.40	212	61
12-31-2021	20.89	0.39	4.06	4.45	—	—	—	—	25.34	21.30	0.93	0.92	1.68	277	64
12-31-2020	20.04	0.18	1.09	1.27	(0.23)	(0.17)	(0.02)	(0.42)	20.89	6.60	1.06	1.05	0.96	265	120[3,4]
12-31-2019	18.37	0.49	2.32	2.81	(0.42)	(0.72)	—	(1.14)	20.04	16.04	1.00	0.95	2.51	115	20
12-31-2018	21.93	0.41	(3.58)	(3.17)	(0.39)	—	—	(0.39)	18.37	(14.49)	0.98	0.95	1.91	115	30
Series II
12-31-2022	25.17	0.26	(4.09)	(3.83)	(0.56)	(1.43)	—	(1.99)	19.35	(15.01)	1.14	1.13	1.20	21	61
12-31-2021	20.79	0.34	4.04	4.38	—	—	—	—	25.17	21.01	1.13	1.12	1.46	29	64
12-31-2020	19.95	0.18	1.04	1.22	(0.19)	(0.17)	(0.02)	(0.38)	20.79	6.42	1.26	1.25	0.96	27	120[3,4]
12-31-2019	18.29	0.45	2.31	2.76	(0.38)	(0.72)	—	(1.10)	19.95	15.83	1.20	1.15	2.31	31	20
12-31-2018	21.83	0.37	(3.56)	(3.19)	(0.35)	—	—	(0.35)	18.29	(14.65)	1.18	1.15	1.72	31	30
Series NAV
12-31-2022	25.32	0.32	(4.12)	(3.80)	(0.62)	(1.43)	—	(2.05)	19.47	(14.81)	0.89	0.88	1.45	42	61
12-31-2021	20.87	0.39	4.06	4.45	—	—	—	—	25.32	21.32	0.88	0.87	1.69	51	64
12-31-2020	20.01	0.22	1.07	1.29	(0.24)	(0.17)	(0.02)	(0.43)	20.87	6.71	1.01	1.00	1.20	44	120[3,4]
12-31-2019	18.35	0.49	2.32	2.81	(0.43)	(0.72)	—	(1.15)	20.01	16.06	0.95	0.90	2.53	43	20
12-31-2018	21.90	0.42	(3.56)	(3.14)	(0.41)	—	—	(0.41)	18.35	(14.42)	0.93	0.90	1.94	38	30
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees. 4 Excludes merger activity.
The accompanying notes are an integral part of the financial statements.	110

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Health Sciences Trust
Series I
12-31-2022	31.29	(0.07)	(4.14)	(4.21)	—	(3.24)	—	(3.24)	23.84	(13.09)	1.06	1.01	(0.29)	65	24
12-31-2021	31.07	(0.15)	3.67	3.52	—	(3.30)	—	(3.30)	31.29	11.19	1.08	1.03	(0.47)	80	29
12-31-2020	27.18	(0.09)	7.18	7.09	—	(3.20)	—	(3.20)	31.07	27.17	1.15	1.09	(0.32)	80	38
12-31-2019	22.87	(0.08)	6.36	6.28	—	(1.97)	—	(1.97)	27.18	28.68	1.16	1.10	(0.32)	72	34
12-31-2018	25.03	(0.07)	0.57	0.50	—	(2.66)	—	(2.66)	22.87	0.69	1.16	1.09	(0.27)	99	42
Series II
12-31-2022	27.76	(0.11)	(3.68)	(3.79)	—	(3.24)	—	(3.24)	20.73	(13.24)	1.26	1.21	(0.49)	56	24
12-31-2021	27.95	(0.19)	3.30	3.11	—	(3.30)	—	(3.30)	27.76	10.97	1.28	1.23	(0.67)	75	29
12-31-2020	24.78	(0.13)	6.50	6.37	—	(3.20)	—	(3.20)	27.95	26.89	1.35	1.29	(0.52)	84	38
12-31-2019	21.05	(0.12)	5.82	5.70	—	(1.97)	—	(1.97)	24.78	28.40	1.36	1.30	(0.53)	71	34
12-31-2018	23.26	(0.11)	0.56	0.45	—	(2.66)	—	(2.66)	21.05	0.52	1.36	1.29	(0.47)	66	42
Series NAV
12-31-2022	31.98	(0.06)	(4.22)	(4.28)	—	(3.24)	—	(3.24)	24.46	(13.02)	1.01	0.96	(0.23)	157	24
12-31-2021	31.68	(0.14)	3.74	3.60	—	(3.30)	—	(3.30)	31.98	11.23	1.03	0.98	(0.42)	183	29
12-31-2020	27.64	(0.08)	7.32	7.24	—	(3.20)	—	(3.20)	31.68	27.26	1.10	1.04	(0.27)	162	38
12-31-2019	23.22	(0.08)	6.47	6.39	—	(1.97)	—	(1.97)	27.64	28.67	1.11	1.05	(0.29)	130	34
12-31-2018	25.37	(0.06)	0.57	0.51	—	(2.66)	—	(2.66)	23.22	0.76	1.11	1.04	(0.22)	107	42
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
International Equity Index Trust
Series I
12-31-2022	20.25	0.48	(3.84)	(3.36)	(0.50)	(0.08)	—	(0.58)	16.31	(16.25)	0.67	0.39	2.77	294	6
12-31-2021	19.55	0.48	1.02	1.50	(0.55)	(0.25)	—	(0.80)	20.25	7.59	0.65	0.39	2.29	371	5
12-31-2020	18.30	0.35	1.51	1.86	(0.44)	(0.17)	—	(0.61)	19.55	10.64	0.66	0.39	2.07	361	5
12-31-2019	15.44	0.50	2.77	3.27	(0.41)	—	—	(0.41)	18.30	21.37	0.67	0.39	2.92	359	5[3]
12-31-2018	18.44	0.45	(3.02)	(2.57)	(0.42)	(0.01)	—	(0.43)	15.44	(14.09)	0.66	0.39	2.55	334	2
Series II
12-31-2022	20.27	0.44	(3.82)	(3.38)	(0.47)	(0.08)	—	(0.55)	16.34	(16.39)	0.87	0.59	2.55	17	6
12-31-2021	19.58	0.43	1.02	1.45	(0.51)	(0.25)	—	(0.76)	20.27	7.33	0.85	0.59	2.09	23	5
12-31-2020	18.32	0.32	1.51	1.83	(0.40)	(0.17)	—	(0.57)	19.58	10.48	0.86	0.59	1.87	23	5
12-31-2019	15.46	0.44	2.80	3.24	(0.38)	—	—	(0.38)	18.32	21.11	0.87	0.59	2.55	22	5[3]
12-31-2018	18.46	0.42	(3.03)	(2.61)	(0.38)	(0.01)	—	(0.39)	15.46	(14.27)	0.86	0.59	2.37	14	2
Series NAV
12-31-2022	20.24	0.49	(3.83)	(3.34)	(0.51)	(0.08)	—	(0.59)	16.31	(16.16)	0.62	0.34	2.84	468	6
12-31-2021	19.55	0.48	1.02	1.50	(0.56)	(0.25)	—	(0.81)	20.24	7.59	0.60	0.34	2.33	535	5
12-31-2020	18.29	0.36	1.51	1.87	(0.44)	(0.17)	—	(0.61)	19.55	10.76	0.61	0.34	2.11	484	5
12-31-2019	15.43	0.50	2.78	3.28	(0.42)	—	—	(0.42)	18.29	21.44	0.62	0.34	2.91	458	5[3]
12-31-2018	18.44	0.46	(3.03)	(2.57)	(0.43)	(0.01)	—	(0.44)	15.43	(14.10)	0.61	0.34	2.58	331	2
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Excludes merger activity.
The accompanying notes are an integral part of the financial statements.	111

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Small Company Trust
Series I
12-31-2022	16.08	0.25	(3.32)	(3.07)	(0.26)	(1.03)	—	(1.29)	11.72	(18.17)	1.08	1.08	1.92	19	20
12-31-2021	14.73	0.21	1.82	2.03	(0.21)	(0.47)	—	(0.68)	16.08	13.72	1.08	1.07	1.31	26	23
12-31-2020	14.38	0.15	0.93	1.08	(0.28)	(0.45)	—	(0.73)	14.73	8.37	1.23	1.22	1.20	27	14
12-31-2019	12.55	0.24	2.47	2.71	(0.30)	(0.58)	—	(0.88)	14.38	22.60	1.20	1.19	1.76	28	12
12-31-2018	15.95	0.24	(3.45)	(3.21)	(0.19)	—	—	(0.19)	12.55	(20.09)	1.15	1.14	1.55	25	20
Series II
12-31-2022	16.05	0.22	(3.31)	(3.09)	(0.23)	(1.03)	—	(1.26)	11.70	(18.35)	1.28	1.28	1.70	12	20
12-31-2021	14.71	0.18	1.81	1.99	(0.18)	(0.47)	—	(0.65)	16.05	13.47	1.28	1.27	1.12	15	23
12-31-2020	14.36	0.13	0.92	1.05	(0.25)	(0.45)	—	(0.70)	14.71	8.17	1.43	1.42	0.99	15	14
12-31-2019	12.51	0.21	2.47	2.68	(0.25)	(0.58)	—	(0.83)	14.36	22.35	1.40	1.39	1.55	15	12
12-31-2018	15.93	0.20	(3.43)	(3.23)	(0.19)	—	—	(0.19)	12.51	(20.27)	1.35	1.34	1.34	14	20
Series NAV
12-31-2022	16.09	0.26	(3.33)	(3.07)	(0.27)	(1.03)	—	(1.30)	11.72	(18.17)	1.03	1.03	1.96	68	20
12-31-2021	14.74	0.22	1.82	2.04	(0.22)	(0.47)	—	(0.69)	16.09	13.77	1.03	1.02	1.37	88	23
12-31-2020	14.39	0.16	0.92	1.08	(0.28)	(0.45)	—	(0.73)	14.74	8.41	1.18	1.17	1.25	75	14
12-31-2019	12.56	0.25	2.48	2.73	(0.32)	(0.58)	—	(0.90)	14.39	22.70	1.15	1.14	1.81	73	12
12-31-2018	15.96	0.24	(3.44)	(3.20)	(0.20)	—	—	(0.20)	12.56	(20.08)	1.10	1.09	1.58	74	20
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Lifestyle Balanced Portfolio
Series I
12-31-2022	16.79	0.31[3]	(2.95)	(2.64)	(0.30)	(1.30)	—	(1.60)	12.55	(15.45)	0.12[4]	0.12[4]	2.11[3]	32	15
12-31-2021	16.40	0.37[3]	1.17	1.54	(0.37)	(0.78)	—	(1.15)	16.79	9.44	0.12[4]	0.11[4]	2.18[3]	42	10
12-31-2020	15.43	0.38[3]	1.53	1.91	(0.37)	(0.57)	—	(0.94)	16.40	12.69	0.12[4]	0.12[4]	2.45[3]	41	15
12-31-2019	13.76	0.33[3]	2.09	2.42	(0.30)	(0.45)	—	(0.75)	15.43	17.73	0.12[4]	0.12[4]	2.19[3]	37	11
12-31-2018	14.98	0.32[3]	(0.96)	(0.64)	(0.33)	(0.25)	—	(0.58)	13.76	(4.36)	0.12[4]	0.12[4]	2.13[3]	32	8
Series II
12-31-2022	16.82	0.27[3]	(2.94)	(2.67)	(0.27)	(1.30)	—	(1.57)	12.58	(15.60)	0.32[4]	0.32[4]	1.87[3]	730	15
12-31-2021	16.43	0.34[3]	1.17	1.51	(0.34)	(0.78)	—	(1.12)	16.82	9.21	0.32[4]	0.31[4]	1.98[3]	997	10
12-31-2020	15.46	0.35[3]	1.53	1.88	(0.34)	(0.57)	—	(0.91)	16.43	12.47	0.32[4]	0.32[4]	2.26[3]	960	15
12-31-2019	13.78	0.29[3]	2.11	2.40	(0.27)	(0.45)	—	(0.72)	15.46	17.56	0.32[4]	0.32[4]	1.94[3]	860	11
12-31-2018	15.01	0.27[3]	(0.95)	(0.68)	(0.30)	(0.25)	—	(0.55)	13.78	(4.63)	0.32[4]	0.32[4]	1.84[3]	781	8
Series NAV
12-31-2022	16.77	0.32[3]	(2.94)	(2.62)	(0.31)	(1.30)	—	(1.61)	12.54	(15.36)	0.07[4]	0.07[4]	2.21[3]	137	15
12-31-2021	16.38	0.40[3]	1.15	1.55	(0.38)	(0.78)	—	(1.16)	16.77	9.51	0.07[4]	0.06[4]	2.33[3]	161	10
12-31-2020	15.42	0.40[3]	1.51	1.91	(0.38)	(0.57)	—	(0.95)	16.38	12.68	0.07[4]	0.07[4]	2.57[3]	136	15
12-31-2019	13.74	0.34[3]	2.09	2.43	(0.30)	(0.45)	—	(0.75)	15.42	17.89	0.07[4]	0.07[4]	2.29[3]	113	11
12-31-2018	14.97	0.34[3]	(0.98)	(0.64)	(0.34)	(0.25)	—	(0.59)	13.74	(4.39)	0.07[4]	0.07[4]	2.28[3]	89	8
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.	112

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Portfolio
Series I
12-31-2022	14.10	0.32[3]	(2.41)	(2.09)	(0.32)	(0.68)	—	(1.00)	11.01	(14.62)	0.16[4]	0.13[4]	2.59[3]	14	16
12-31-2021	14.43	0.38[3]	0.04	0.42	(0.35)	(0.40)	—	(0.75)	14.10	2.96	0.14[4]	0.13[4]	2.62[3]	18	22
12-31-2020	13.68	0.45[3]	1.01	1.46	(0.40)	(0.31)	—	(0.71)	14.43	10.75	0.15[4]	0.13[4]	3.19[3]	16	21
12-31-2019	12.67	0.32[3]	1.25	1.57	(0.30)	(0.26)	—	(0.56)	13.68	12.46	0.15[4]	0.13[4]	2.36[3]	12	21
12-31-2018	13.39	0.33[3]	(0.59)	(0.26)	(0.32)	(0.14)	—	(0.46)	12.67	(1.97)	0.16[4]	0.12[4]	2.48[3]	11	21
Series II
12-31-2022	14.11	0.28[3]	(2.38)	(2.10)	(0.30)	(0.68)	—	(0.98)	11.03	(14.71)	0.36[4]	0.33[4]	2.27[3]	144	16
12-31-2021	14.45	0.32[3]	0.07	0.39	(0.33)	(0.40)	—	(0.73)	14.11	2.68	0.34[4]	0.33[4]	2.19[3]	200	22
12-31-2020	13.70	0.38[3]	1.05	1.43	(0.37)	(0.31)	—	(0.68)	14.45	10.53	0.35[4]	0.33[4]	2.71[3]	208	21
12-31-2019	12.69	0.30[3]	1.25	1.55	(0.28)	(0.26)	—	(0.54)	13.70	12.22	0.35[4]	0.33[4]	2.20[3]	170	21
12-31-2018	13.41	0.30[3]	(0.58)	(0.28)	(0.30)	(0.14)	—	(0.44)	12.69	(2.17)	0.36[4]	0.32[4]	2.29[3]	164	21
Series NAV
12-31-2022	14.08	0.35[3]	(2.42)	(2.07)	(0.33)	(0.68)	—	(1.01)	11.00	(14.52)	0.11[4]	0.08[4]	2.84[3]	8	16
12-31-2021	14.42	0.33[3]	0.09	0.42	(0.36)	(0.40)	—	(0.76)	14.08	2.94	0.09[4]	0.08[4]	2.24[3]	8	22
12-31-2020	13.67	0.57[3]	0.89	1.46	(0.40)	(0.31)	—	(0.71)	14.42	10.80	0.10[4]	0.08[4]	4.03[3]	9	21
12-31-2019	12.66	0.31[3]	1.27	1.58	(0.31)	(0.26)	—	(0.57)	13.67	12.52	0.10[4]	0.08[4]	2.29[3]	4	21
12-31-2018	13.38	0.36[3]	(0.61)	(0.25)	(0.33)	(0.14)	—	(0.47)	12.66	(1.92)	0.11[4]	0.07[4]	2.70[3]	5	21
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Lifestyle Growth Portfolio
Series I
12-31-2022	18.57	0.29[3]	(3.35)	(3.06)	(0.27)	(2.09)	—	(2.36)	13.15	(16.08)	0.12[4]	0.11[4]	1.81[3]	194	12
12-31-2021	17.79	0.37[3]	2.11	2.48	(0.36)	(1.34)	—	(1.70)	18.57	14.07	0.11[4]	0.11[4]	1.97[3]	252	12[5]
12-31-2020	16.92	0.36[3]	1.84	2.20	(0.37)	(0.96)	—	(1.33)	17.79	13.58	0.12[4]	0.11[4]	2.19[3]	236	13
12-31-2019	14.86	0.32[3]	2.81	3.13	(0.30)	(0.77)	—	(1.07)	16.92	21.45	0.12[4]	0.11[4]	1.96[3]	224	7
12-31-2018	16.41	0.30[3]	(1.28)	(0.98)	(0.32)	(0.25)	—	(0.57)	14.86	(6.12)	0.11[4]	0.11[4]	1.85[3]	207	5
Series II
12-31-2022	18.59	0.25[3]	(3.34)	(3.09)	(0.24)	(2.09)	—	(2.33)	13.17	(16.24)	0.32[4]	0.31[4]	1.59[3]	4,184	12
12-31-2021	17.81	0.33[3]	2.11	2.44	(0.32)	(1.34)	—	(1.66)	18.59	13.84	0.31[4]	0.31[4]	1.72[3]	5,588	12[5]
12-31-2020	16.94	0.33[3]	1.84	2.17	(0.34)	(0.96)	—	(1.30)	17.81	13.37	0.32[4]	0.31[4]	1.97[3]	5,588	13
12-31-2019	14.88	0.29[3]	2.81	3.10	(0.27)	(0.77)	—	(1.04)	16.94	21.20	0.32[4]	0.31[4]	1.75[3]	5,567	7
12-31-2018	16.43	0.27[3]	(1.29)	(1.02)	(0.28)	(0.25)	—	(0.53)	14.88	(6.31)	0.31[4]	0.31[4]	1.62[3]	5,225	5
Series NAV
12-31-2022	18.56	0.30[3]	(3.34)	(3.04)	(0.28)	(2.09)	—	(2.37)	13.15	(15.99)	0.07[4]	0.06[4]	1.92[3]	495	12
12-31-2021	17.78	0.40[3]	2.09	2.49	(0.37)	(1.34)	—	(1.71)	18.56	14.13	0.06[4]	0.06[4]	2.12[3]	587	12[5]
12-31-2020	16.91	0.38[3]	1.83	2.21	(0.38)	(0.96)	—	(1.34)	17.78	13.63	0.07[4]	0.06[4]	2.30[3]	477	13
12-31-2019	14.85	0.34[3]	2.80	3.14	(0.31)	(0.77)	—	(1.08)	16.91	21.52	0.07[4]	0.06[4]	2.10[3]	415	7
12-31-2018	16.40	0.33[3]	(1.31)	(0.98)	(0.32)	(0.25)	—	(0.57)	14.85	(6.07)	0.06[4]	0.06[4]	2.00[3]	339	5
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5 Excludes merger activity.
The accompanying notes are an integral part of the financial statements.	113

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Moderate Portfolio
Series I
12-31-2022	15.82	0.31[3]	(2.75)	(2.44)	(0.31)	(1.10)	—	(1.41)	11.97	(15.19)	0.14[4]	0.13[4]	2.28[3]	12	15
12-31-2021	15.74	0.38[3]	0.75	1.13	(0.36)	(0.69)	—	(1.05)	15.82	7.25	0.13[4]	0.13[4]	2.36[3]	16	13
12-31-2020	14.85	0.40[3]	1.36	1.76	(0.38)	(0.49)	—	(0.87)	15.74	12.09	0.14[4]	0.13[4]	2.64[3]	14	17
12-31-2019	13.38	0.33[3]	1.79	2.12	(0.29)	(0.36)	—	(0.65)	14.85	15.97	0.14[4]	0.13[4]	2.28[3]	12	15
12-31-2018	14.44	0.31[3]	(0.81)	(0.50)	(0.33)	(0.23)	—	(0.56)	13.38	(3.58)	0.14[4]	0.13[4]	2.17[3]	10	8
Series II
12-31-2022	15.85	0.28[3]	(2.75)	(2.47)	(0.28)	(1.10)	—	(1.38)	12.00	(15.34)	0.34[4]	0.33[4]	2.00[3]	224	15
12-31-2021	15.77	0.33[3]	0.77	1.10	(0.33)	(0.69)	—	(1.02)	15.85	7.03	0.33[4]	0.33[4]	2.05[3]	301	13
12-31-2020	14.88	0.37[3]	1.36	1.73	(0.35)	(0.49)	—	(0.84)	15.77	11.87	0.34[4]	0.33[4]	2.43[3]	307	17
12-31-2019	13.41	0.29[3]	1.80	2.09	(0.26)	(0.36)	—	(0.62)	14.88	15.72	0.34[4]	0.33[4]	2.00[3]	269	15
12-31-2018	14.47	0.28[3]	(0.81)	(0.53)	(0.30)	(0.23)	—	(0.53)	13.41	(3.77)	0.34[4]	0.33[4]	1.94[3]	247	8
Series NAV
12-31-2022	15.81	0.33[3]	(2.76)	(2.43)	(0.31)	(1.10)	—	(1.41)	11.97	(15.08)	0.09[4]	0.08[4]	2.37[3]	39	15
12-31-2021	15.74	0.40[3]	0.73	1.13	(0.37)	(0.69)	—	(1.06)	15.81	7.23	0.08[4]	0.08[4]	2.44[3]	45	13
12-31-2020	14.84	0.40[3]	1.38	1.78	(0.39)	(0.49)	—	(0.88)	15.74	12.22	0.09[4]	0.08[4]	2.67[3]	35	17
12-31-2019	13.38	0.35[3]	1.77	2.12	(0.30)	(0.36)	—	(0.66)	14.84	15.95	0.09[4]	0.08[4]	2.39[3]	30	15
12-31-2018	14.44	0.35[3]	(0.85)	(0.50)	(0.33)	(0.23)	—	(0.56)	13.38	(3.53)	0.09[4]	0.08[4]	2.46[3]	22	8
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Mid Cap Growth Trust
Series I
12-31-2022	19.86	(0.06)	(6.98)	(7.04)	—	(5.55)	—	(5.55)	7.27	(34.64)	0.93	0.93	(0.50)	128	97
12-31-2021	26.19	(0.19)	1.58	1.39	—	(7.72)	—	(7.72)	19.86	3.54	0.92	0.92	(0.71)	215	91
12-31-2020	18.07	(0.13)	11.50	11.37	—	(3.25)	—	(3.25)	26.19	65.39	0.93	0.92	(0.61)	234	98
12-31-2019	15.79	(0.10)	5.44	5.34	—	(3.06)	—	(3.06)	18.07	34.53	0.93	0.93	(0.54)	168	64
12-31-2018	17.82	(0.08)	0.15	0.07	—	(2.10)	—	(2.10)	15.79	(1.56)	0.93	0.92	(0.41)	142	69
Series II
12-31-2022	17.47	(0.07)	(6.16)	(6.23)	—	(5.55)	—	(5.55)	5.69	(34.77)	1.13	1.13	(0.70)	60	97
12-31-2021	23.93	(0.22)	1.48	1.26	—	(7.72)	—	(7.72)	17.47	3.30	1.12	1.12	(0.92)	105	91
12-31-2020	16.74	(0.16)	10.60	10.44	—	(3.25)	—	(3.25)	23.93	65.02	1.13	1.12	(0.81)	120	98
12-31-2019	14.83	(0.13)	5.10	4.97	—	(3.06)	—	(3.06)	16.74	34.25	1.13	1.13	(0.74)	86	64
12-31-2018	16.87	(0.11)	0.17	0.06	—	(2.10)	—	(2.10)	14.83	(1.71)	1.13	1.12	(0.61)	73	69
Series NAV
12-31-2022	20.40	(0.06)	(7.16)	(7.22)	—	(5.55)	—	(5.55)	7.63	(34.61)	0.88	0.88	(0.44)	373	97
12-31-2021	26.70	(0.18)	1.60	1.42	—	(7.72)	—	(7.72)	20.40	3.58	0.87	0.87	(0.66)	611	91
12-31-2020	18.37	(0.12)	11.70	11.58	—	(3.25)	—	(3.25)	26.70	65.47	0.88	0.87	(0.55)	635	98
12-31-2019	16.00	(0.09)	5.52	5.43	—	(3.06)	—	(3.06)	18.37	34.63	0.88	0.88	(0.49)	535	64
12-31-2018	18.03	(0.07)	0.14	0.07	—	(2.10)	—	(2.10)	16.00	(1.54)	0.88	0.87	(0.35)	454	69
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	114

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Index Trust
Series I
12-31-2022	24.89	0.25	(3.67)	(3.42)	(0.24)	(3.12)	—	(3.36)	18.11	(13.43)	0.56	0.45	1.15	844	12
12-31-2021	21.34	0.19	4.95	5.14	(0.23)	(1.36)	—	(1.59)	24.89	24.21	0.56	0.45	0.78	1,086	17
12-31-2020	21.39	0.21	2.19	2.40	(0.32)	(2.13)	—	(2.45)	21.34	13.22	0.56	0.46	1.10	996	14
12-31-2019	18.83	0.26	4.36	4.62	(0.24)	(1.82)	—	(2.06)	21.39	25.59	0.56	0.45	1.22	1,047	15
12-31-2018	23.00	0.27	(2.60)	(2.33)	(0.25)	(1.59)	—	(1.84)	18.83	(11.46)	0.56	0.45	1.17	1,029	15
Series II
12-31-2022	24.73	0.20	(3.63)	(3.43)	(0.20)	(3.12)	—	(3.32)	17.98	(13.59)	0.76	0.65	0.95	55	12
12-31-2021	21.21	0.14	4.91	5.05	(0.17)	(1.36)	—	(1.53)	24.73	23.96	0.76	0.65	0.58	73	17
12-31-2020	21.28	0.17	2.17	2.34	(0.28)	(2.13)	—	(2.41)	21.21	12.98	0.76	0.66	0.90	67	14
12-31-2019	18.73	0.21	4.36	4.57	(0.20)	(1.82)	—	(2.02)	21.28	25.43	0.76	0.65	1.02	70	15
12-31-2018	22.89	0.22	(2.58)	(2.36)	(0.21)	(1.59)	—	(1.80)	18.73	(11.66)	0.76	0.65	0.96	66	15
Series NAV
12-31-2022	24.89	0.26	(3.66)	(3.40)	(0.26)	(3.12)	—	(3.38)	18.11	(13.39)	0.51	0.40	1.20	235	12
12-31-2021	21.34	0.21	4.94	5.15	(0.24)	(1.36)	—	(1.60)	24.89	24.27	0.51	0.40	0.84	297	17
12-31-2020	21.39	0.22	2.19	2.41	(0.33)	(2.13)	—	(2.46)	21.34	13.27	0.51	0.41	1.15	242	14
12-31-2019	18.82	0.27	4.37	4.64	(0.25)	(1.82)	—	(2.07)	21.39	25.72	0.51	0.40	1.28	228	15
12-31-2018	23.00	0.28	(2.60)	(2.32)	(0.27)	(1.59)	—	(1.86)	18.82	(11.45)	0.51	0.40	1.23	174	15
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Mid Value Trust
Series I
12-31-2022	11.97	0.11	(0.69)	(0.58)	(0.10)	(1.34)	—	(1.44)	9.95	(4.31)	0.98	0.93	0.94	222	49
12-31-2021	10.18	0.06	2.42	2.48	(0.12)	(0.57)	—	(0.69)	11.97	24.34	1.04	0.99	0.48	241	26
12-31-2020	9.68	0.14	0.73	0.87	(0.15)	(0.22)	—	(0.37)	10.18	9.60	1.05	1.00	1.55	210	36
12-31-2019	9.47	0.15	1.54	1.69	(0.11)	(1.37)	—	(1.48)	9.68	19.54	1.05	1.00	1.50	239	33
12-31-2018	11.60	0.09	(1.20)	(1.11)	(0.09)	(0.93)	—	(1.02)	9.47	(10.84)	1.05	0.99	0.80	241	35
Series II
12-31-2022	11.98	0.08	(0.69)	(0.61)	(0.07)	(1.34)	—	(1.41)	9.96	(4.52)	1.18	1.13	0.74	51	49
12-31-2021	10.19	0.03	2.42	2.45	(0.09)	(0.57)	—	(0.66)	11.98	24.10	1.24	1.19	0.28	56	26
12-31-2020	9.69	0.12	0.74	0.86	(0.14)	(0.22)	—	(0.36)	10.19	9.38	1.25	1.20	1.36	47	36
12-31-2019	9.49	0.13	1.53	1.66	(0.09)	(1.37)	—	(1.46)	9.69	19.15	1.25	1.20	1.30	50	33
12-31-2018	11.61	0.07	(1.19)	(1.12)	(0.07)	(0.93)	—	(1.00)	9.49	(10.93)	1.25	1.19	0.60	48	35
Series NAV
12-31-2022	11.87	0.11	(0.69)	(0.58)	(0.10)	(1.34)	—	(1.44)	9.85	(4.30)	0.93	0.88	0.98	296	49
12-31-2021	10.11	0.06	2.39	2.45	(0.12)	(0.57)	—	(0.69)	11.87	24.26	0.99	0.94	0.53	366	26
12-31-2020	9.61	0.14	0.74	0.88	(0.16)	(0.22)	—	(0.38)	10.11	9.72	1.00	0.95	1.59	345	36
12-31-2019	9.42	0.15	1.53	1.68	(0.12)	(1.37)	—	(1.49)	9.61	19.49	1.00	0.95	1.56	381	33
12-31-2018	11.53	0.10	(1.18)	(1.08)	(0.10)	(0.93)	—	(1.03)	9.42	(10.68)	1.00	0.94	0.86	359	35
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	115

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Real Estate Securities Trust
Series I
12-31-2022	27.47	0.35	(8.23)	(7.88)	(0.25)	(1.90)	—	(2.15)	17.44	(28.51)	0.81	0.80	1.60	51	93
12-31-2021	18.97	0.31	8.54	8.85	(0.35)	—	—	(0.35)	27.47	46.79	0.80	0.79	1.33	79	63
12-31-2020	23.55	0.40	(1.97)	(1.57)	(0.43)	(2.58)	—	(3.01)	18.97	(5.64)	0.82	0.82	1.96	61	180
12-31-2019	18.72	0.42	5.07	5.49	(0.48)	(0.18)	—	(0.66)	23.55	29.40	0.81	0.81	1.90	73	129
12-31-2018	19.71	0.43	(1.09)	(0.66)	(0.33)	—	—	(0.33)	18.72	(3.46)	0.81	0.81	2.21	64	164
Series II
12-31-2022	27.44	0.31	(8.22)	(7.91)	(0.20)	(1.90)	—	(2.10)	17.43	(28.64)	1.01	1.00	1.40	28	93
12-31-2021	18.96	0.26	8.52	8.78	(0.30)	—	—	(0.30)	27.44	46.46	1.00	0.99	1.14	44	63
12-31-2020	23.53	0.36	(1.96)	(1.60)	(0.39)	(2.58)	—	(2.97)	18.96	(5.80)	1.02	1.02	1.75	32	180
12-31-2019	18.72	0.38	5.05	5.43	(0.44)	(0.18)	—	(0.62)	23.53	29.08	1.01	1.01	1.70	40	129
12-31-2018	19.74	0.38	(1.08)	(0.70)	(0.32)	—	—	(0.32)	18.72	(3.64)	1.01	1.01	2.00	35	164
Series NAV
12-31-2022	27.28	0.36	(8.18)	(7.82)	(0.26)	(1.90)	—	(2.16)	17.30	(28.45)	0.76	0.75	1.66	208	93
12-31-2021	18.84	0.32	8.48	8.80	(0.36)	—	—	(0.36)	27.28	46.80	0.75	0.74	1.39	309	63
12-31-2020	23.41	0.41	(1.96)	(1.55)	(0.44)	(2.58)	—	(3.02)	18.84	(5.58)	0.77	0.77	2.01	221	180
12-31-2019	18.61	0.43	5.04	5.47	(0.49)	(0.18)	—	(0.67)	23.41	29.47	0.76	0.76	1.96	257	129
12-31-2018	19.59	0.43	(1.08)	(0.65)	(0.33)	—	—	(0.33)	18.61	(3.43)	0.76	0.76	2.26	204	164
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Science & Technology Trust
Series I
12-31-2022	36.59	(0.15)	(13.09)	(13.24)	—	(11.70)	—	(11.70)	11.65	(35.67)	1.09	1.04	(0.66)	473	116
12-31-2021	41.87	(0.25)	4.10	3.85	—	(9.13)	—	(9.13)	36.59	8.53	1.11	1.06	(0.58)	834	87
12-31-2020	29.43	(0.06)[3]	16.39	16.33	—	(3.89)	—	(3.89)	41.87	57.46	1.11	1.07	(0.16)[3]	938	114
12-31-2019	25.80	0.01	9.31	9.32	(0.03)	(5.66)	—	(5.69)	29.43	38.06	1.13	1.08	0.04	662	87
12-31-2018	29.97	(0.11)	0.68	0.57	—	(4.74)	—	(4.74)	25.80	(0.61)	1.12	1.08	(0.35)	594	108
Series II
12-31-2022	33.48	(0.17)	(11.99)	(12.16)	—	(11.70)	—	(11.70)	9.62	(35.76)	1.29	1.24	(0.86)	43	116
12-31-2021	39.08	(0.31)	3.84	3.53	—	(9.13)	—	(9.13)	33.48	8.31	1.31	1.26	(0.78)	79	87
12-31-2020	27.71	(0.11)[3]	15.37	15.26	—	(3.89)	—	(3.89)	39.08	57.15	1.31	1.27	(0.35)[3]	84	114
12-31-2019	24.58	(0.05)	8.84	8.79	—	(5.66)	—	(5.66)	27.71	37.74	1.33	1.28	(0.17)	59	87
12-31-2018	28.79	(0.17)	0.70	0.53	—	(4.74)	—	(4.74)	24.58	(0.78)	1.32	1.28	(0.55)	49	108
Series NAV
12-31-2022	37.35	(0.14)	(13.36)	(13.50)	—	(11.70)	—	(11.70)	12.15	(35.64)	1.04	0.99	(0.60)	105	116
12-31-2021	42.55	(0.23)	4.16	3.93	—	(9.13)	—	(9.13)	37.35	8.58	1.06	1.01	(0.53)	158	87
12-31-2020	29.84	(0.05)[3]	16.65	16.60	—	(3.89)	—	(3.89)	42.55	57.58	1.06	1.02	(0.14)[3]	145	114
12-31-2019	26.10	0.03	9.42	9.45	(0.05)	(5.66)	—	(5.71)	29.84	38.09	1.08	1.03	0.10	89	87
12-31-2018	30.26	(0.10)	0.68	0.58	—	(4.74)	—	(4.74)	26.10	(0.57)	1.07	1.03	(0.31)	64	108
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the portfolio, which amounted to $0.18 and 0.51%, respectively.
The accompanying notes are an integral part of the financial statements.	116

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Index Trust
Series I
12-31-2022	17.26	0.12	(3.65)	(3.53)	(0.15)	(2.01)	—	(2.16)	11.57	(20.65)	0.58	0.53	0.88	341	13
12-31-2021	16.31	0.12	2.27	2.39	(0.10)	(1.34)	—	(1.44)	17.26	14.49	0.57	0.51	0.67	460	20
12-31-2020	14.94	0.10	2.50	2.60	(0.20)	(1.03)	—	(1.23)	16.31	19.29	0.59	0.53	0.74	427	16
12-31-2019	13.36	0.16	3.01	3.17	(0.15)	(1.44)	—	(1.59)	14.94	25.04	0.58	0.53	1.11	404	14
12-31-2018	16.09	0.17	(1.78)	(1.61)	(0.15)	(0.97)	—	(1.12)	13.36	(11.42)	0.58	0.52	1.04	365	24
Series II
12-31-2022	17.13	0.09	(3.62)	(3.53)	(0.12)	(2.01)	—	(2.13)	11.47	(20.81)	0.78	0.73	0.67	26	13
12-31-2021	16.20	0.08	2.26	2.34	(0.07)	(1.34)	—	(1.41)	17.13	14.25	0.77	0.71	0.46	37	20
12-31-2020	14.85	0.07	2.48	2.55	(0.17)	(1.03)	—	(1.20)	16.20	19.05	0.79	0.73	0.54	36	16
12-31-2019	13.29	0.13	2.99	3.12	(0.12)	(1.44)	—	(1.56)	14.85	24.78	0.78	0.73	0.90	35	14
12-31-2018	16.00	0.13	(1.75)	(1.62)	(0.12)	(0.97)	—	(1.09)	13.29	(11.55)	0.78	0.72	0.82	32	24
Series NAV
12-31-2022	17.29	0.13	(3.66)	(3.53)	(0.16)	(2.01)	—	(2.17)	11.59	(20.63)	0.53	0.48	0.92	125	13
12-31-2021	16.33	0.13	2.28	2.41	(0.11)	(1.34)	—	(1.45)	17.29	14.59	0.52	0.46	0.73	169	20
12-31-2020	14.96	0.11	2.49	2.60	(0.20)	(1.03)	—	(1.23)	16.33	19.32	0.54	0.48	0.78	144	16
12-31-2019	13.38	0.18	3.00	3.18	(0.16)	(1.44)	—	(1.60)	14.96	25.07	0.53	0.48	1.19	158	14
12-31-2018	16.10	0.18	(1.77)	(1.59)	(0.16)	(0.97)	—	(1.13)	13.38	(11.30)	0.53	0.47	1.09	124	24
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Opportunities Trust
Series I
12-31-2022	33.56	0.11	(3.55)	(3.44)	(0.16)	(4.25)	—	(4.41)	25.71	(10.07)	1.15	0.89	0.38	78	27
12-31-2021	26.24	0.19	7.96	8.15	(0.15)	(0.68)	—	(0.83)	33.56	31.10	1.14	0.91	0.61	95	28
12-31-2020	25.52	0.13	2.07	2.20	(0.16)	(1.32)	—	(1.48)	26.24	9.88	1.17	1.00	0.58	81	28
12-31-2019	22.37	0.14	5.29	5.43	(0.11)	(2.17)	—	(2.28)	25.52	25.54	1.16	0.98	0.58	83	16
12-31-2018	32.01	0.11	(3.10)	(2.99)	(0.14)	(6.51)	—	(6.65)	22.37	(13.84)	1.14	0.96	0.36	74	23
Series II
12-31-2022	32.73	0.05	(3.47)	(3.42)	(0.09)	(4.25)	—	(4.34)	24.97	(10.24)	1.35	1.09	0.18	28	27
12-31-2021	25.61	0.12	7.78	7.90	(0.10)	(0.68)	—	(0.78)	32.73	30.85	1.34	1.11	0.39	35	28
12-31-2020	24.96	0.08	2.01	2.09	(0.12)	(1.32)	—	(1.44)	25.61	9.65	1.37	1.20	0.38	30	28
12-31-2019	21.91	0.09	5.18	5.27	(0.05)	(2.17)	—	(2.22)	24.96	25.26	1.36	1.18	0.38	31	16
12-31-2018	31.48	0.05	(3.03)	(2.98)	(0.08)	(6.51)	—	(6.59)	21.91	(14.02)	1.34	1.16	0.16	29	23
Series NAV
12-31-2022	33.30	0.14	(3.55)	(3.41)	(0.17)	(4.25)	—	(4.42)	25.47	(10.03)	1.10	0.84	0.48	46	27
12-31-2021	26.04	0.21	7.90	8.11	(0.17)	(0.68)	—	(0.85)	33.30	31.16	1.09	0.86	0.67	38	28
12-31-2020	25.34	0.14	2.06	2.20	(0.18)	(1.32)	—	(1.50)	26.04	9.92	1.12	0.95	0.63	30	28
12-31-2019	22.23	0.15	5.25	5.40	(0.12)	(2.17)	—	(2.29)	25.34	25.60	1.11	0.93	0.62	26	16
12-31-2018	31.85	0.13	(3.09)	(2.96)	(0.15)	(6.51)	—	(6.66)	22.23	(13.81)	1.09	0.91	0.42	23	23
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	117

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Stock Trust
Series I
12-31-2022	10.26	(0.03)	(3.11)	(3.14)	—	(2.09)	—	(2.09)	5.03	(31.12)	1.13	1.12	(0.43)	70	86
12-31-2021	11.92	(0.11)	0.29	0.18	—	(1.84)	—	(1.84)	10.26	1.20	1.11	1.10	(0.88)	114	107
12-31-2020	8.88	(0.06)	4.37	4.31	—	(1.27)	—	(1.27)	11.92	51.54	1.12	1.11	(0.65)	137	113
12-31-2019	9.08	(0.05)	3.21	3.16	—	(3.36)	—	(3.36)	8.88	38.02	1.13	1.12	(0.51)	98	81
12-31-2018	10.13	(0.06)	(0.33)	(0.39)	—	(0.66)	—	(0.66)	9.08	(5.19)	1.11	1.10	(0.59)	81	88
Series II
12-31-2022	9.19	(0.04)	(2.78)	(2.82)	—	(2.09)	—	(2.09)	4.28	(31.25)	1.33	1.32	(0.63)	21	86
12-31-2021	10.88	(0.12)	0.27	0.15	—	(1.84)	—	(1.84)	9.19	1.06	1.31	1.30	(1.08)	35	107
12-31-2020	8.21	(0.07)	4.01	3.94	—	(1.27)	—	(1.27)	10.88	51.23	1.32	1.31	(0.85)	42	113
12-31-2019	8.61	(0.07)	3.03	2.96	—	(3.36)	—	(3.36)	8.21	37.74	1.33	1.32	(0.71)	35	81
12-31-2018	9.66	(0.08)	(0.31)	(0.39)	—	(0.66)	—	(0.66)	8.61	(5.44)	1.31	1.30	(0.78)	28	88
Series NAV
12-31-2022	10.52	(0.03)	(3.19)	(3.22)	—	(2.09)	—	(2.09)	5.21	(31.13)	1.08	1.07	(0.38)	162	86
12-31-2021	12.17	(0.10)	0.29	0.19	—	(1.84)	—	(1.84)	10.52	1.27	1.06	1.05	(0.83)	258	107
12-31-2020	9.04	(0.06)	4.46	4.40	—	(1.27)	—	(1.27)	12.17	51.62	1.07	1.06	(0.60)	261	113
12-31-2019	9.19	(0.05)	3.26	3.21	—	(3.36)	—	(3.36)	9.04	38.10	1.08	1.07	(0.46)	186	81
12-31-2018	10.25	(0.06)	(0.34)	(0.40)	—	(0.66)	—	(0.66)	9.19	(5.22)	1.06	1.05	(0.57)	147	88
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Value Trust
Series I
12-31-2022	18.30	0.15	(2.04)	(1.89)	(0.15)	(2.77)	—	(2.92)	13.49	(10.24)	1.04	1.04	0.93	140	42
12-31-2021	14.70	0.09	3.75	3.84	(0.09)	(0.15)	—	(0.24)	18.30	26.19	1.03	1.03	0.53	182	32
12-31-2020	18.19	0.08	(1.73)	(1.65)	(0.15)	(1.69)	—	(1.84)	14.70	(6.70)	1.07	1.06	0.57	167	34
12-31-2019	15.60	0.13	3.82	3.95	(0.10)	(1.26)	—	(1.36)	18.19	26.52	1.09	1.08	0.75	218	19
12-31-2018	20.25	0.14	(2.16)	(2.02)	(0.13)	(2.50)	—	(2.63)	15.60	(12.50)	1.11	1.10	0.69	211	13
Series II
12-31-2022	18.15	0.12	(2.04)	(1.92)	(0.11)	(2.77)	—	(2.88)	13.35	(10.49)	1.24	1.24	0.73	21	42
12-31-2021	14.58	0.06	3.72	3.78	(0.06)	(0.15)	—	(0.21)	18.15	25.97	1.23	1.23	0.34	27	32
12-31-2020	18.07	0.05	(1.73)	(1.68)	(0.12)	(1.69)	—	(1.81)	14.58	(6.95)	1.27	1.26	0.37	23	34
12-31-2019	15.50	0.10	3.80	3.90	(0.07)	(1.26)	—	(1.33)	18.07	26.33	1.29	1.28	0.56	28	19
12-31-2018	20.13	0.10	(2.14)	(2.04)	(0.09)	(2.50)	—	(2.59)	15.50	(12.66)	1.31	1.30	0.49	25	13
Series NAV
12-31-2022	18.22	0.16	(2.04)	(1.88)	(0.16)	(2.77)	—	(2.93)	13.41	(10.25)	0.99	0.99	0.98	271	42
12-31-2021	14.63	0.10	3.74	3.84	(0.10)	(0.15)	—	(0.25)	18.22	26.30	0.98	0.98	0.59	344	32
12-31-2020	18.12	0.09	(1.73)	(1.64)	(0.16)	(1.69)	—	(1.85)	14.63	(6.68)	1.02	1.01	0.64	298	34
12-31-2019	15.54	0.14	3.81	3.95	(0.11)	(1.26)	—	(1.37)	18.12	26.62	1.04	1.03	0.81	271	19
12-31-2018	20.18	0.15	(2.15)	(2.00)	(0.14)	(2.50)	—	(2.64)	15.54	(12.45)	1.06	1.05	0.75	249	13
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	118

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Value Trust
Series I
12-31-2022	12.59	0.03	(2.37)	(2.34)	—	(1.46)	—	(1.46)	8.79	(18.73)	1.20	1.13	0.25	43	26
12-31-2021	10.55	—[3]	2.39	2.39	(0.04)	(0.31)	—	(0.35)	12.59	22.70	1.18	1.11	(0.02)	58	23
12-31-2020	10.36	0.03	0.80	0.83	(0.03)	(0.61)	—	(0.64)	10.55	9.24	1.19	1.13	0.38	54	30
12-31-2019	16.62	0.04	3.25	3.29	(0.17)	(9.38)	—	(9.55)	10.36	25.53	1.19	1.13	0.25	56	30
12-31-2018	20.86	0.15	(2.46)	(2.31)	(0.08)	(1.85)	—	(1.93)	16.62	(12.94)	1.15	1.09	0.74	50	23
Series II
12-31-2022	11.98	—[3]	(2.25)	(2.25)	—	(1.46)	—	(1.46)	8.27	(18.95)	1.40	1.33	0.05	32	26
12-31-2021	10.05	(0.03)	2.29	2.26	(0.02)	(0.31)	—	(0.33)	11.98	22.51	1.38	1.31	(0.22)	44	23
12-31-2020	9.90	0.02	0.75	0.77	(0.01)	(0.61)	—	(0.62)	10.05	9.07	1.39	1.33	0.18	43	30
12-31-2019	16.25	0.01	3.15	3.16	(0.13)	(9.38)	—	(9.51)	9.90	25.22	1.39	1.33	0.05	45	30
12-31-2018	20.43	0.11	(2.40)	(2.29)	(0.04)	(1.85)	—	(1.89)	16.25	(13.09)	1.35	1.29	0.54	41	23
Series NAV
12-31-2022	12.51	0.03	(2.35)	(2.32)	—	(1.46)	—	(1.46)	8.73	(18.70)	1.15	1.08	0.30	55	26
12-31-2021	10.48	—[3]	2.39	2.39	(0.05)	(0.31)	—	(0.36)	12.51	22.81	1.13	1.06	0.04	68	23
12-31-2020	10.30	0.04	0.78	0.82	(0.03)	(0.61)	—	(0.64)	10.48	9.25	1.14	1.08	0.42	58	30
12-31-2019	16.57	0.04	3.25	3.29	(0.18)	(9.38)	—	(9.56)	10.30	25.65	1.14	1.08	0.30	46	30
12-31-2018	20.81	0.08	(2.38)	(2.30)	(0.09)	(1.85)	—	(1.94)	16.57	(12.93)	1.10	1.04	0.40	36	23
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Less than $0.005 per share.
Strategic Equity Allocation Trust
Series NAV
12-31-2022	22.63	0.30	(4.26)	(3.96)	(0.30)	(3.17)	—	(3.47)	15.20	(16.98)	0.67	0.53	1.58	6,905	4
12-31-2021	20.98	0.29	4.08	4.37	(0.42)	(2.30)	—	(2.72)	22.63	21.15	0.66	0.53	1.27	9,291	6
12-31-2020	20.30	0.31	2.34	2.65	(0.40)	(1.57)	—	(1.97)	20.98	14.34	0.67	0.53	1.61	9,383	7
12-31-2019	17.13	0.38	4.13	4.51	(0.36)	(0.98)	—	(1.34)	20.30	27.15	0.66	0.53	1.95	9,774	4
12-31-2018	19.88	0.36	(1.92)	(1.56)	(0.33)	(0.86)	—	(1.19)	17.13	(8.52)	0.66	0.53	1.83	9,327	5
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Total Stock Market Index Trust
Series I
12-31-2022	30.88	0.27	(6.54)	(6.27)	(0.28)	(3.51)	—	(3.79)	20.82	(20.41)	0.57	0.49	1.06	442	1
12-31-2021	26.26	0.26	6.12	6.38	(0.33)	(1.43)	—	(1.76)	30.88	24.45	0.56	0.48	0.87	629	8
12-31-2020	24.04	0.34	4.49	4.83	(0.44)	(2.17)	—	(2.61)	26.26	21.45	0.58	0.50	1.42	554	2
12-31-2019	20.22	0.38	5.42	5.80	(0.37)	(1.61)	—	(1.98)	24.04	29.63	0.58	0.50	1.67	530	3
12-31-2018	22.39	0.39	(1.55)	(1.16)	(0.27)	(0.74)	—	(1.01)	20.22	(5.70)	0.58	0.50	1.72	488	2
Series II
12-31-2022	30.71	0.22	(6.50)	(6.28)	(0.22)	(3.51)	—	(3.73)	20.70	(20.54)	0.77	0.69	0.86	38	1
12-31-2021	26.13	0.20	6.08	6.28	(0.27)	(1.43)	—	(1.70)	30.71	24.19	0.76	0.68	0.67	53	8
12-31-2020	23.94	0.29	4.46	4.75	(0.39)	(2.17)	—	(2.56)	26.13	21.19	0.78	0.70	1.22	46	2
12-31-2019	20.14	0.34	5.39	5.73	(0.32)	(1.61)	—	(1.93)	23.94	29.40	0.78	0.70	1.48	42	3
12-31-2018	22.31	0.35	(1.56)	(1.21)	(0.22)	(0.74)	—	(0.96)	20.14	(5.92)	0.78	0.70	1.52	37	2
Series NAV
12-31-2022	30.87	0.28	(6.53)	(6.25)	(0.29)	(3.51)	—	(3.80)	20.82	(20.34)	0.52	0.44	1.11	195	1
12-31-2021	26.25	0.27	6.12	6.39	(0.34)	(1.43)	—	(1.77)	30.87	24.51	0.51	0.43	0.92	260	8
12-31-2020	24.03	0.35	4.49	4.84	(0.45)	(2.17)	—	(2.62)	26.25	21.50	0.53	0.45	1.47	216	2
12-31-2019	20.21	0.40	5.41	5.81	(0.38)	(1.61)	—	(1.99)	24.03	29.70	0.53	0.45	1.74	185	3
12-31-2018	22.38	0.40	(1.55)	(1.15)	(0.28)	(0.74)	—	(1.02)	20.21	(5.66)	0.53	0.45	1.77	137	2
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	119

John Hancock Variable Insurance Trust
Notes to financial statements

1.  Organization
John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, thirty-five of which are presented in this report (the portfolios).
American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust (collectively, the JHVIT Feeder Funds), Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio (collectively, the Lifestyle Portfolios) operate as "funds of funds," investing in shares of mutual funds (underlying funds). The accounting policies of the underlying funds in which the Lifestyle Portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at www.sec.gov. John Hancock underlying funds' shareholder reports are also available without charge by calling 800-344-1029 or visiting jhannuities.com. The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the SEC website at www.sec.gov. Capital Research and Management Company serves as investment advisor for the American Funds Insurance Series' master funds. The underlying funds are not covered by this report.
The portfolios may offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by each portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Variable Trust Advisers LLC (the Advisor) and Manulife Financial Corporation (MFC) except in the case of the Emerging Markets Value Trust, International Equity Index Trust, International Small Company Trust, Financial Industries Trust and Fundamental All Cap Core Trust. Series NAV of Emerging Markets Value Trust and International Equity Index Trust and Series II of Emerging Markets Value Trust, Financial Industries Trust, Fundamental All Cap Core Trust and International Small Company Trust are also offered to variable insurance products of external insurance companies. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor's Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment
120

Significant accounting policies, continued

speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor's assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of December 31, 2022, by major security category or type:
	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
500 Index Trust
Investments in securities:
Assets
Common stocks	$6,504,084,347	$6,504,084,347	—	—
Short-term investments	221,283,201	221,283,201	—	—
Total investments in securities	$6,725,367,548	$6,725,367,548	—	—
Derivatives:
Liabilities
Futures	$(6,813,572)	$(6,813,572)	—	—

American Asset Allocation Trust
Investments in securities:
Assets
Investment companies	$1,131,172,659	$1,131,172,659	—	—
Total investments in securities	$1,131,172,659	$1,131,172,659	—	—

American Global Growth Trust
Investments in securities:
Assets
Investment companies	$177,890,014	$177,890,014	—	—
Total investments in securities	$177,890,014	$177,890,014	—	—

American Growth Trust
Investments in securities:
Assets
Investment companies	$744,915,959	$744,915,959	—	—
Total investments in securities	$744,915,959	$744,915,959	—	—

American Growth-Income Trust
Investments in securities:
Assets
Investment companies	$811,188,074	$811,188,074	—	—
Total investments in securities	$811,188,074	$811,188,074	—	—

American International Trust
Investments in securities:
Assets
Investment companies	$338,734,905	$338,734,905	—	—
Total investments in securities	$338,734,905	$338,734,905	—	—

Blue Chip Growth Trust
Investments in securities:
Assets
Common stocks
Communication services	$183,350,803	$177,194,270	$6,156,533	—
Consumer discretionary	207,334,155	207,334,155	—	—
121

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	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Blue Chip Growth Trust (continued)
Financials	$73,478,407	$73,478,407	—	—
Health care	238,149,108	238,149,108	—	—
Industrials	16,255,899	16,255,899	—	—
Information technology	678,544,802	674,518,880	$4,025,922	—
Materials	18,267,463	18,267,463	—	—
Corporate bonds	1,816,100	—	1,816,100	—
Short-term investments	17,382,358	17,382,358	—	—
Total investments in securities	$1,434,579,095	$1,422,580,540	$11,998,555	—

Capital Appreciation Trust
Investments in securities:
Assets
Common stocks
Communication services	$44,909,376	$44,909,376	—	—
Consumer discretionary	100,339,649	87,743,294	$12,596,355	—
Consumer staples	15,520,881	15,520,881	—	—
Energy	9,338,126	9,338,126	—	—
Financials	14,738,485	14,738,485	—	—
Health care	63,100,356	63,100,356	—	—
Industrials	10,039,553	10,039,553	—	—
Information technology	144,413,213	139,178,126	5,235,087	—
Real estate	6,919,348	6,919,348	—	—
Preferred securities	2,724,967	—	2,724,967	—
Short-term investments	5,192,922	5,192,922	—	—
Total investments in securities	$417,236,876	$396,680,467	$20,556,409	—

Capital Appreciation Value Trust
Investments in securities:
Assets
Common stocks	$260,118,417	$255,742,998	$4,375,419	—
Preferred securities	1,596,226	1,596,226	—	—
U.S. Government and Agency obligations	39,467,398	—	39,467,398	—
Corporate bonds	28,384,138	—	28,384,138	—
Convertible bonds	330,050	—	330,050	—
Term loans	52,879,760	—	52,879,760	—
Asset backed securities	1,079,795	—	1,079,795	—
Short-term investments	37,085,081	34,304,081	2,781,000	—
Total investments in securities	$420,940,865	$291,643,305	$129,297,560	—
Derivatives:
Liabilities
Written options	$(625,087)	—	$(625,087)	—

Disciplined Value International Trust
Investments in securities:
Assets
Common stocks
Australia	$1,069,820	—	$1,069,820	—
Austria	3,140,921	—	3,140,921	—
Belgium	1,105,242	—	1,105,242	—
Bermuda	4,098,141	$4,098,141	—	—
Brazil	1,257,656	—	1,257,656	—
Canada	18,632,906	18,632,906	—	—
China	4,874,168	—	4,874,168	—
122

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	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Disciplined Value International Trust (continued)
Denmark	$1,743,937	—	$1,743,937	—
Finland	8,980,816	—	8,980,816	—
France	22,060,441	—	22,060,441	—
Germany	19,019,269	—	19,019,269	—
Greece	1,691,528	—	1,691,528	—
India	4,086,403	$4,086,403	—	—
Ireland	7,117,641	—	7,117,641	—
Japan	34,575,751	—	34,575,751	—
Netherlands	10,041,115	—	10,041,115	—
Norway	2,427,421	—	2,427,421	—
Singapore	5,680,284	—	5,680,284	—
South Korea	8,167,866	—	8,167,866	—
Spain	555,132	—	555,132	—
Sweden	4,865,187	—	4,865,187	—
Switzerland	26,427,729	—	26,427,729	—
United Kingdom	51,525,379	10,757,441	40,767,938	—
United States	6,788,047	6,788,047	—	—
Short-term investments	5,938,441	5,938,441	—	—
Total investments in securities	$255,871,241	$50,301,379	$205,569,862	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Emerging Markets Value Trust
Investments in securities:
Assets
Common stocks
Australia	$46,864	—	$46,864	—
Belgium	32,031	—	32,031	—
Brazil	5,011,360	$139,940	4,871,420	—
Canada	45,437	—	45,437	—
Chile	1,328,436	11,702	1,316,734	—
China	48,827,094	3,630,284	45,071,025	$125,785
Colombia	155,229	55,796	99,433	—
Cyprus	21,650	—	21,650	—
Czech Republic	247,748	—	247,748	—
Greece	739,270	—	739,270	—
Hong Kong	8,893,422	—	8,780,622	112,800
Hungary	380,417	—	380,417	—
India	34,420,552	81,803	34,310,986	27,763
Indonesia	3,908,707	—	3,868,687	40,020
Malaysia	3,814,209	—	3,814,209	—
Mexico	4,928,990	4,928,990	—	—
Panama	534	—	534	—
Philippines	1,643,129	—	1,642,964	165
Poland	1,576,429	—	1,576,429	—
Qatar	1,669,922	—	1,669,922	—
Russia	79,066	—	—	79,066
Saudi Arabia	7,472,986	—	7,472,986	—
Singapore	141,493	74,015	67,478	—
South Africa	7,273,340	626,237	6,647,103	—
South Korea	24,508,221	2,221,402	22,286,819	—
Taiwan	32,303,653	—	32,297,288	6,365
Thailand	4,752,524	—	4,752,524	—
Turkey	1,944,477	—	1,944,200	277
Ukraine	1,457	—	1,457	—
United Arab Emirates	2,313,658	—	2,313,658	—
United States	61,936	—	61,936	—
123

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	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Emerging Markets Value Trust (continued)
Preferred securities	$3,622,579	—	$3,622,579	—
Rights	6,821	$1,124	5,697	—
Warrants	1,375	1,375	—	—
Total investments in securities	$202,175,016	$11,772,668	$190,010,107	$392,241
Derivatives:
Liabilities
Futures	$(14,362)	$(14,362)	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Equity Income Trust
Investments in securities:
Assets
Common stocks
Communication services	$69,619,714	$69,619,714	—	—
Consumer discretionary	59,303,482	59,303,482	—	—
Consumer staples	96,223,905	96,223,905	—	—
Energy	118,314,622	84,419,891	$33,894,731	—
Financials	288,825,020	288,825,020	—	—
Health care	237,673,158	228,790,057	8,883,101	—
Industrials	148,678,293	148,678,293	—	—
Information technology	94,599,965	93,586,514	1,013,451	—
Materials	58,551,748	58,551,748	—	—
Real estate	54,241,943	54,241,943	—	—
Utilities	103,250,464	103,250,464	—	—
Preferred securities
Consumer discretionary	9,279,804	—	9,279,804	—
Health care	5,336,775	5,336,775	—	—
Utilities	11,781,773	11,781,773	—	—
Short-term investments	70,494,201	70,494,201	—	—
Total investments in securities	$1,426,174,867	$1,373,103,780	$53,071,087	—

Financial Industries Trust
Investments in securities:
Assets
Common stocks
Financials
Banks	$63,849,890	$62,490,035	$1,359,855	—
Capital markets	18,961,356	18,961,356	—	—
Consumer finance	2,073,228	2,073,228	—	—
Diversified financial services	3,854,647	3,854,647	—	—
Insurance	38,674,582	38,674,582	—	—
Thrifts and mortgage finance	686,264	686,264	—	—
Real estate
Equity real estate investment trusts	3,556,919	3,556,919	—	—
Corporate bonds	1,300,650	—	1,300,650	—
Convertible bonds	630,494	—	630,494	—
Short-term investments	5,681,050	5,681,050	—	—
Total investments in securities	$139,269,080	$135,978,081	$3,290,999	—

124

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	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Fundamental All Cap Core Trust
Investments in securities:
Assets
Common stocks
Communication services	$171,247,887	$171,247,887	—	—
Consumer discretionary	396,363,088	345,735,088	$50,628,000	—
Consumer staples	60,475,710	60,475,710	—	—
Energy	101,981,659	101,981,659	—	—
Financials	352,770,226	352,770,226	—	—
Health care	101,155,244	101,155,244	—	—
Industrials	87,521,980	87,521,980	—	—
Information technology	460,982,561	460,982,561	—	—
Materials	23,147,493	23,147,493	—	—
Real estate	42,007,152	42,007,152	—	—
Short-term investments	45,794,358	45,794,358	—	—
Total investments in securities	$1,843,447,358	$1,792,819,358	$50,628,000	—

Fundamental Large Cap Value Trust
Investments in securities:
Assets
Common stocks
Communication services	$54,019,191	$54,019,191	—	—
Consumer discretionary	50,710,478	43,259,571	$7,450,907	—
Consumer staples	69,168,271	52,044,353	17,123,918	—
Energy	52,620,878	52,620,878	—	—
Financials	139,158,508	139,158,508	—	—
Health care	117,105,540	117,105,540	—	—
Industrials	105,575,836	97,593,205	7,982,631	—
Information technology	90,572,285	83,668,317	6,903,968	—
Materials	13,495,863	13,495,863	—	—
Real estate	17,389,893	17,389,893	—	—
Short-term investments	6,104,753	6,104,753	—	—
Total investments in securities	$715,921,496	$676,460,072	$39,461,424	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Global Equity Trust
Investments in securities:
Assets
Common stocks
France	$34,254,264	—	$34,254,264	—
Ireland	12,590,308	$7,003,216	5,587,092	—
Japan	23,678,599	—	23,678,599	—
Netherlands	15,108,330	—	15,108,330	—
Spain	3,403,325	—	3,403,325	—
Switzerland	11,098,344	5,657,949	5,440,395	—
United Kingdom	11,475,771	1,683,074	9,792,697	—
United States	154,855,825	154,855,825	—	—
Preferred securities	7,070,663	—	7,070,663	—
Short-term investments	6,383,391	6,383,391	—	—
Total investments in securities	$279,918,820	$175,583,455	$104,335,365	—

125

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	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Health Sciences Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$495,960	$495,960	—	—
Financials	133,406	133,406	—	—
Health care	271,386,525	263,205,483	$8,155,837	$25,205
Materials	133,270	133,270	—	—
Preferred securities	1,750,089	—	1,750,089	—
Warrants	2,118	2,118	—	—
Short-term investments	3,646,302	3,646,302	—	—
Total investments in securities	$277,547,670	$267,616,539	$9,905,926	$25,205

International Equity Index Trust
Investments in securities:
Assets
Common stocks
Australia	$38,718,760	—	$38,718,760	—
Austria	981,669	—	981,669	—
Belgium	4,417,195	—	4,417,195	—
Brazil	8,350,497	$118,490	8,232,007	—
Canada	60,081,548	59,716,441	365,107	—
Chile	865,375	481,938	383,437	—
China	60,778,948	6,285,734	54,447,270	$45,944
Colombia	109,793	109,793	—	—
Czech Republic	346,899	—	346,899	—
Denmark	15,034,884	—	15,034,884	—
Egypt	173,780	—	173,780	—
Finland	6,315,343	—	6,315,343	—
France	57,333,721	—	57,333,721	—
Germany	37,467,934	—	37,467,934	—
Greece	747,178	—	744,177	3,001
Hong Kong	19,597,982	69,105	19,495,919	32,958
Hungary	389,127	—	389,127	—
India	31,125,522	3,551,293	27,574,229	—
Indonesia	4,206,602	8,538	4,198,064	—
Ireland	5,270,474	268,272	5,002,202	—
Israel	3,531,428	860,848	2,670,580	—
Italy	10,038,320	—	10,038,320	—
Japan	109,874,730	—	109,874,730	—
Jordan	128,719	—	128,719	—
Luxembourg	1,347,162	—	1,347,162	—
Macau	301,781	—	301,781	—
Malaysia	3,529,529	—	3,529,529	—
Mexico	5,302,783	5,302,783	—	—
Netherlands	23,171,867	—	23,171,867	—
New Zealand	1,150,937	—	1,150,937	—
Norway	3,870,891	—	3,870,891	—
Peru	390,273	390,273	—	—
Philippines	1,549,606	—	1,549,606	—
Poland	1,481,591	—	1,481,591	—
Portugal	918,936	—	918,936	—
Russia	186,378	—	—	186,378
Saudi Arabia	8,102,958	—	8,102,958	—
Singapore	7,878,000	818,374	7,059,626	—
South Africa	7,758,668	—	7,758,668	—
126

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	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Equity Index Trust (continued)
South Korea	$22,586,291	$75,341	$22,510,950	—
Spain	12,455,404	59,244	12,396,160	—
Sweden	15,480,848	—	15,480,848	—
Switzerland	53,024,877	—	53,024,877	—
Taiwan	28,843,926	—	28,843,926	—
Thailand	4,144,457	—	4,144,457	—
Turkey	1,499,082	—	1,499,082	—
United Arab Emirates	9	—	9	—
United Kingdom	73,086,048	—	73,086,048	—
United States	695,660	620,488	75,172	—
Preferred securities	6,560,752	—	6,560,752	—
Rights	3,345	179	3,166	—
Warrants	765	765	—	—
Short-term investments	9,271,100	9,271,100	—	—
Total investments in securities	$770,480,352	$88,008,999	$682,203,072	$268,281
Derivatives:
Liabilities
Futures	$(435,384)	$(435,384)	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

International Small Company Trust
Investments in securities:
Assets
Common stocks
Australia	$6,251,398	$111,393	$6,100,961	$39,044
Austria	1,495,272	—	1,495,272	—
Belgium	1,457,787	39,601	1,418,186	—
Bermuda	187,084	—	187,084	—
Cambodia	46,125	—	46,125	—
Canada	11,217,266	11,177,288	39,511	467
China	20,581	—	20,581	—
Denmark	2,428,619	—	2,428,619	—
Finland	2,128,534	—	2,128,534	—
France	4,639,560	—	4,637,467	2,093
Gabon	3,383	—	3,383	—
Georgia	136,891	—	136,891	—
Germany	5,407,389	—	5,407,389	—
Gibraltar	16,740	—	16,740	—
Greece	12,956	—	12,891	65
Guernsey, Channel Islands	138	—	—	138
Hong Kong	2,298,879	—	2,275,764	23,115
Ireland	580,391	—	580,391	—
Isle of Man	76,627	—	76,627	—
Israel	1,406,884	33,168	1,373,716	—
Italy	3,427,009	—	3,427,009	—
Japan	24,185,148	—	24,185,148	—
Jersey, Channel Islands	110,992	—	110,992	—
Liechtenstein	61,582	—	61,582	—
Luxembourg	481,434	—	481,434	—
Macau	14,711	—	14,711	—
Malaysia	10,903	—	10,903	—
Malta	6,245	—	6,245	—
Mauritius	10,563	—	10,563	—
Netherlands	1,780,811	—	1,780,811	—
New Zealand	485,102	—	485,102	—
127

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	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Small Company Trust (continued)
Norway	$903,659	—	$903,659	—
Peru	14,051	—	14,051	—
Portugal	337,399	—	337,399	—
Singapore	1,203,436	—	1,188,010	$15,426
South Africa	136,991	—	136,991	—
Spain	2,326,403	—	2,326,403	—
Sweden	2,690,814	—	2,690,814	—
Switzerland	7,164,246	—	7,164,246	—
Taiwan	12,813	—	12,813	—
United Arab Emirates	90,811	$23,086	67,725	—
United Kingdom	11,130,206	707	11,097,009	32,490
United States	855,602	407,913	447,689	—
Preferred securities	308,063	—	308,063	—
Warrants	546	102	444	—
Total investments in securities	$97,562,044	$11,793,258	$85,655,948	$112,838
Derivatives:
Liabilities
Futures	$(3,079)	$(3,079)	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Lifestyle Balanced Portfolio
Investments in securities:
Assets
Affiliated investment companies	$898,962,798	$898,962,798	—	—
Total investments in securities	$898,962,798	$898,962,798	—	—

Lifestyle Conservative Portfolio
Investments in securities:
Assets
Affiliated investment companies	$165,336,139	$165,336,139	—	—
Short-term investments	21,217	21,217	—	—
Total investments in securities	$165,357,356	$165,357,356	—	—

Lifestyle Growth Portfolio
Investments in securities:
Assets
Affiliated investment companies	$4,872,641,383	$4,872,641,383	—	—
Total investments in securities	$4,872,641,383	$4,872,641,383	—	—

Lifestyle Moderate Portfolio
Investments in securities:
Assets
Affiliated investment companies	$274,670,121	$274,670,121	—	—
Short-term investments	15,630	15,630	—	—
Total investments in securities	$274,685,751	$274,685,751	—	—

Mid Cap Growth Trust
Investments in securities:
Assets
Common stocks	$545,522,853	$545,522,853	—	—
128

Significant accounting policies, continued

	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Mid Cap Growth Trust (continued)
Preferred securities	$4,977,785	—	—	$4,977,785
Short-term investments	27,039,582	$15,839,582	$11,200,000	—
Total investments in securities	$577,540,220	$561,362,435	$11,200,000	$4,977,785

Mid Cap Index Trust
Investments in securities:
Assets
Common stocks	$1,102,296,630	$1,102,296,630	—	—
Short-term investments	37,907,021	37,907,021	—	—
Total investments in securities	$1,140,203,651	$1,140,203,651	—	—
Derivatives:
Liabilities
Futures	$(436,697)	$(436,697)	—	—

Mid Value Trust
Investments in securities:
Assets
Common stocks
Communication services	$28,232,190	$28,232,190	—	—
Consumer discretionary	49,799,129	42,530,032	$7,269,097	—
Consumer staples	44,889,373	39,379,219	5,510,154	—
Energy	50,226,895	50,226,895	—	—
Financials	88,492,370	88,492,370	—	—
Health care	61,352,642	59,297,582	2,055,060	—
Industrials	78,081,075	68,343,299	9,737,776	—
Information technology	35,478,741	35,478,741	—	—
Materials	43,084,544	37,784,087	5,300,457	—
Real estate	35,418,579	35,418,579	—	—
Utilities	27,951,425	27,951,425	—	—
Short-term investments	36,609,386	36,609,386	—	—
Total investments in securities	$579,616,349	$549,743,805	$29,872,544	—

Real Estate Securities Trust
Investments in securities:
Assets
Common stocks	$279,215,767	$279,215,767	—	—
Short-term investments	5,967,655	5,967,655	—	—
Total investments in securities	$285,183,422	$285,183,422	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Science & Technology Trust
Investments in securities:
Assets
Common stocks
Communication services	$82,069,587	$80,451,200	$1,472,711	$145,676
Consumer discretionary	173,380,790	99,606,166	73,774,624	—
Health care	2,113,271	2,113,271	—	—
Information technology	333,244,644	320,800,462	12,444,182	—
Real estate	2,017,969	2,017,969	—	—
129

Significant accounting policies, continued

	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Science & Technology Trust (continued)
Short-term investments	$31,352,108	$31,352,108	—	—
Total investments in securities	$624,178,369	$536,341,176	$87,691,517	$145,676

Small Cap Index Trust
Investments in securities:
Assets
Common stocks
Communication services	$12,169,413	$12,169,413	—	—
Consumer discretionary	49,170,510	49,155,679	$14,831	—
Consumer staples	16,989,576	16,989,576	—	—
Energy	32,160,630	32,160,630	—	—
Financials	81,183,035	81,183,035	—	—
Health care	79,969,255	79,815,427	—	$153,828
Industrials	73,725,446	73,725,446	—	—
Information technology	60,117,448	60,117,448	—	—
Materials	20,329,972	20,329,972	—	—
Real estate	30,382,231	30,382,231	—	—
Utilities	16,579,013	16,579,013	—	—
Warrants	24,674	24,674	—	—
Short-term investments	24,839,413	24,839,413	—	—
Total investments in securities	$497,640,616	$497,471,957	$14,831	$153,828
Derivatives:
Liabilities
Futures	$(656,282)	$(656,282)	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Small Cap Opportunities Trust
Investments in securities:
Assets
Common stocks
Communication services	$2,874,631	$2,874,631	—	—
Consumer discretionary	21,173,750	21,173,750	—	—
Consumer staples	5,551,264	5,551,264	—	—
Energy	11,358,246	11,358,246	—	—
Financials	32,725,074	32,725,074	—	—
Health care	18,192,426	18,169,616	—	$22,810
Industrials	27,623,821	27,623,821	—	—
Information technology	18,088,084	18,088,084	—	—
Materials	9,853,008	9,853,008	—	—
Real estate	2,354,876	2,354,876	—	—
Utilities	605,015	605,015	—	—
Preferred securities	39,514	39,514	—	—
Short-term investments	2,909,721	2,909,721	—	—
Total investments in securities	$153,349,430	$153,326,620	—	$22,810
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Small Cap Stock Trust
Investments in securities:
Assets
Common stocks	$248,613,670	$248,613,670	—	—
Exchange-traded funds	1,880,697	1,880,697	—	—
130

Significant accounting policies, continued

	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Small Cap Stock Trust (continued)
Short-term investments	$6,298,427	$6,298,427	—	—
Total investments in securities	$256,792,794	$256,792,794	—	—

Small Cap Value Trust
Investments in securities:
Assets
Common stocks
Communication services	$13,259,379	$13,259,379	—	—
Consumer discretionary	38,924,372	38,924,372	—	—
Consumer staples	17,209,927	9,647,201	$7,562,726	—
Energy	10,824,419	10,824,419	—	—
Financials	107,330,201	107,330,201	—	—
Health care	22,269,550	22,269,550	—	—
Industrials	79,242,549	79,242,549	—	—
Information technology	45,974,691	45,974,691	—	—
Materials	37,817,620	37,817,620	—	—
Real estate	33,719,488	33,719,488	—	—
Utilities	11,583,047	11,583,047	—	—
Short-term investments	20,088,199	6,088,199	14,000,000	—
Total investments in securities	$438,243,442	$416,680,716	$21,562,726	—

Small Company Value Trust
Investments in securities:
Assets
Common stocks	$124,358,466	$124,358,466	—	—
Warrants	16,266	16,266	—	—
Short-term investments	5,776,502	5,776,502	—	—
Total investments in securities	$130,151,234	$130,151,234	—	—

Strategic Equity Allocation Trust
Investments in securities:
Assets
Common stocks
Communication services	$384,445,737	$289,325,851	$95,119,886	—
Consumer discretionary	697,164,337	464,161,739	233,002,598	—
Consumer staples	521,311,460	297,403,746	223,907,714	—
Energy	344,862,312	236,564,563	108,297,749	—
Financials	967,903,061	563,122,443	404,780,618	—
Health care	981,851,694	689,736,345	292,011,576	$103,773
Industrials	796,750,270	471,170,698	325,579,572	—
Information technology	1,215,074,081	1,048,268,969	166,805,112	—
Materials	317,033,561	147,300,522	169,733,039	—
Real estate	218,249,031	161,137,463	57,111,568	—
Utilities	223,708,810	148,028,223	75,680,587	—
Preferred securities	10,651,371	—	10,651,371	—
Warrants	211,896	211,896	—	—
Short-term investments	234,391,847	234,391,847	—	—
Total investments in securities	$6,913,609,468	$4,750,824,305	$2,162,681,390	$103,773
Derivatives:
Liabilities
Futures	$(5,751,773)	$(5,751,773)	—	—
131

Significant accounting policies, continued

	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Strategic Equity Allocation Trust (continued)
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Total Stock Market Index Trust
Investments in securities:
Assets
Common stocks
Communication services	$46,199,787	$46,199,526	$261	—
Consumer discretionary	66,071,973	66,068,958	2,986	$29
Consumer staples	46,784,993	46,784,993	—	—
Energy	36,928,145	36,928,145	—	—
Financials	81,260,956	81,253,860	7,096	—
Health care	98,216,429	98,198,815	—	17,614
Industrials	62,663,241	62,663,241	—	—
Information technology	156,454,296	156,454,296	—	—
Materials	16,675,143	16,674,948	—	195
Real estate	20,862,301	20,859,496	—	2,805
Utilities	19,457,723	19,457,723	—	—
Preferred securities
Consumer discretionary	8,908	8,908	—	—
Industrials	11,715	11,715	—	—
Information technology	7,110	—	7,110	—
Warrants	6,037	6,037	—	—
Short-term investments	25,260,797	25,260,797	—	—
Total investments in securities	$676,869,554	$676,831,458	$17,453	$20,643
Derivatives:
Liabilities
Futures	$(214,695)	$(214,695)	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.
Repurchase agreements. The portfolios may enter into repurchase agreements. When the portfolios enter into a repurchase agreement, they receive collateral that is held in a segregated account by the portfolios' custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolios. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the portfolio for repurchase agreements is disclosed in the Portfolios of investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Term loans (Floating rate loans). The portfolios may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The portfolios' ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The portfolios' failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the portfolios' income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolios and, if the portfolios' exposure to such investments is substantial, it could impair the portfolios' ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolios may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual
132

Significant accounting policies, continued

status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Real estate investment trusts. The portfolios may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the portfolios will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios may invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the portfolios will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at December 31, 2022. In addition, non-cash collateral in the form of U.S. Treasuries was pledged, as indicated below. This non-cash collateral cannot be sold or repledged by the portfolios, and accordingly, is not reflected in the portfolios' net assets.
Portfolio	Market value of securities on loan	Cash collateral received	Non-cash collateral
500 Index Trust	$4,551,724	$4,664,967	—
Blue Chip Growth Trust	900,312	1,169,000	—
Capital Appreciation Trust	2,710,334	2,849,945	—
Equity Income Trust	53,981,828	56,398,258	—
Financial Industries Trust	1,954,307	1,996,855	—
International Equity Index Trust	138,453	142,500	—
Mid Cap Growth Trust	15,487,143	15,837,700	—
Mid Cap Index Trust	4,039,099	4,123,143	—
Mid Value Trust	12,671,473	13,040,225	—
Science & Technology Trust	2,781,158	2,945,850	—
Small Cap Index Trust	8,622,387	5,402,947	$3,497,553
Small Cap Opportunities Trust	894,349	912,584	—
Small Cap Stock Trust	6,104,654	6,297,450	—
Small Cap Value Trust	5,920,852	6,088,200	—
Small Company Value Trust	823,865	846,715	—
Strategic Equity Allocation Trust	43,114,930	45,229,595	—
Total Stock Market Index Trust	2,565,362	2,768,559	—
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
133

Significant accounting policies, continued

Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People's Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund's performance.
Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds, excluding International Equity Index Trust, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement.
International Equity Index Trust and other affiliated funds have entered into an unsecured $50 million line of credit agreement with BNP Paribas. Subject to the needs of other affiliated funds, International Equity Index Trust can borrow up to the $50 million, subject to asset coverage and other limitations as specified in the agreement.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations.
Commitment fees for the year ended December 31, 2022 were as follows:
Portfolio	Commitment fee
500 Index Trust	$25,137
American Asset Allocation Trust	6,779
American Global Growth Trust	3,659
American Growth Trust	5,596
American Growth-Income Trust	5,780
American International Trust	4,207
Blue Chip Growth Trust	8,228
Capital Appreciation Trust	4,564
Capital Appreciation Value Trust	4,447
Disciplined Value International Trust	3,926
Emerging Markets Value Trust	3,778
Equity Income Trust	7,526
Financial Industries Trust	3,575
Fundamental All Cap Core Trust	9,333
Fundamental Large Cap Value Trust	5,342
Global Equity Trust	3,999
Health Sciences Trust	3,909
International Equity Index Trust	21,975
Portfolio	Commitment fee
International Small Company Trust	$3,426
Lifestyle Balanced Portfolio	6,090
Lifestyle Conservative Portfolio	3,662
Lifestyle Growth Portfolio	19,249
Lifestyle Moderate Portfolio	4,017
Mid Cap Growth Trust	4,880
Mid Cap Index Trust	6,749
Mid Value Trust	4,927
Real Estate Securities Trust	4,165
Science & Technology Trust	5,194
Small Cap Index Trust	4,691
Small Cap Opportunities Trust	3,559
Small Cap Stock Trust	3,928
Small Cap Value Trust	4,531
Small Company Value Trust	3,525
Strategic Equity Allocation Trust	25,868
Total Stock Market Index Trust	5,386

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2022, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of December 31, 2022:
	No Expiration Date
Portfolio	Short Term	Long Term
Blue Chip Growth Trust	$10,079,125	$—
Disciplined Value International Trust	440,757	—
Emerging Markets Value Trust	—	36,370,480
134

Significant accounting policies, continued

	No Expiration Date
Portfolio	Short Term	Long Term
International Equity Index Trust	$883,650	$—
Mid Cap Growth Trust	108,128,604	5,513,652
Science & Technology Trust	82,762,281	10,905,131
Small Cap Stock Trust	51,632,770	12,223,650
As of December 31, 2022, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on December 31, 2022, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
500 Index Trust	$3,121,099,222	$3,792,791,326	$(195,336,572)	$3,597,454,754
American Asset Allocation Trust	1,112,577,096	18,595,563	—	18,595,563
American Global Growth Trust	175,039,760	2,850,254	—	2,850,254
American Growth Trust	782,393,043	—	(37,477,084)	(37,477,084)
American Growth-Income Trust	761,909,796	49,278,278	—	49,278,278
American International Trust	429,091,510	—	(90,356,605)	(90,356,605)
Blue Chip Growth Trust	1,293,153,854	283,574,742	(142,149,501)	141,425,241
Capital Appreciation Trust	427,775,250	48,258,987	(58,797,361)	(10,538,374)
Capital Appreciation Value Trust	437,889,339	11,529,854	(29,103,415)	(17,573,561)
Disciplined Value International Trust	252,045,572	19,263,910	(15,438,241)	3,825,669
Emerging Markets Value Trust	229,064,681	24,794,167	(51,698,194)	(26,904,027)
Equity Income Trust	1,178,430,324	291,196,132	(43,451,589)	247,744,543
Financial Industries Trust	133,714,101	12,140,483	(6,585,504)	5,554,979
Fundamental All Cap Core Trust	1,442,671,783	478,352,265	(77,576,690)	400,775,575
Fundamental Large Cap Value Trust	590,167,711	173,723,180	(47,969,395)	125,753,785
Global Equity Trust	274,558,249	18,029,316	(12,668,745)	5,360,571
Health Sciences Trust	218,438,063	88,341,729	(29,232,122)	59,109,607
International Equity Index Trust	671,221,058	202,992,053	(104,168,143)	98,823,910
International Small Company Trust	116,904,734	13,325,975	(32,671,744)	(19,345,769)
Lifestyle Balanced Portfolio	1,059,653,552	—	(160,690,754)	(160,690,754)
Lifestyle Conservative Portfolio	203,477,460	3	(38,120,107)	(38,120,104)
Lifestyle Growth Portfolio	5,657,387,088	—	(784,745,705)	(784,745,705)
Lifestyle Moderate Portfolio	330,280,943	1	(55,595,193)	(55,595,192)
Mid Cap Growth Trust	661,850,765	41,766,798	(126,077,343)	(84,310,545)
Mid Cap Index Trust	1,005,047,621	241,397,107	(106,677,774)	134,719,333
Mid Value Trust	551,667,170	77,706,332	(49,757,153)	27,949,179
Real Estate Securities Trust	301,329,999	9,038,412	(25,184,989)	(16,146,577)
Science & Technology Trust	781,069,650	22,517,872	(179,409,153)	(156,891,281)
Small Cap Index Trust	461,704,763	135,752,195	(100,472,624)	35,279,571
Small Cap Opportunities Trust	139,593,188	31,684,022	(17,927,780)	13,756,242
Small Cap Stock Trust	263,867,803	23,413,078	(30,488,087)	(7,075,009)
Small Cap Value Trust	433,601,484	49,034,210	(44,392,252)	4,641,958
Small Company Value Trust	116,488,251	27,055,986	(13,393,003)	13,662,983
Strategic Equity Allocation Trust	4,326,853,968	2,993,532,440	(412,528,713)	2,581,003,727
Total Stock Market Index Trust	352,582,121	371,909,001	(47,836,263)	324,072,738
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended December 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust	$115,238,671	$224,705,882	$339,944,553
American Asset Allocation Trust	27,660,889	144,214,550	171,875,439
American Global Growth Trust	989,690	25,869,941	26,859,631
American Growth Trust	11,944,335	204,206,221	216,150,556
American Growth-Income Trust	19,543,242	47,098,747	66,641,989
American International Trust	7,865,665	16,728,156	24,593,821
Blue Chip Growth Trust	8,713,056	442,303,757	451,016,813
135

Significant accounting policies, continued

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Capital Appreciation Trust	—	$135,449,572	$135,449,572
Capital Appreciation Value Trust	$19,205,821	40,713,110	59,918,931
Disciplined Value International Trust	9,507,136	—	9,507,136
Emerging Markets Value Trust	8,002,367	—	8,002,367
Equity Income Trust	42,281,551	139,162,525	181,444,076
Financial Industries Trust	3,942,210	25,013,880	28,956,090
Fundamental All Cap Core Trust	17,068,616	178,817,001	195,885,617
Fundamental Large Cap Value Trust	26,313,213	77,249,659	103,562,872
Global Equity Trust	26,660,462	—	26,660,462
Health Sciences Trust	—	33,908,255	33,908,255
International Equity Index Trust	23,184,230	3,905,896	27,090,126
International Small Company Trust	4,254,081	6,609,115	10,863,196
Lifestyle Balanced Portfolio	22,918,878	79,656,797	102,575,675
Lifestyle Conservative Portfolio	4,651,964	9,229,618	13,881,582
Lifestyle Growth Portfolio	115,504,164	638,789,212	754,293,376
Lifestyle Moderate Portfolio	7,216,190	21,923,697	29,139,887
Mid Cap Growth Trust	84,270,406	159,790,054	244,060,460
Mid Cap Index Trust	38,264,069	142,206,964	180,471,033
Mid Value Trust	15,189,535	56,897,934	72,087,469
Real Estate Securities Trust	17,400,853	15,114,803	32,515,656
Science & Technology Trust	124,606,168	190,490,645	315,096,813
Small Cap Index Trust	11,626,919	66,700,305	78,327,224
Small Cap Opportunities Trust	4,472,280	17,988,303	22,460,583
Small Cap Stock Trust	15,886,141	58,933,558	74,819,699
Small Cap Value Trust	14,174,119	62,175,396	76,349,515
Small Company Value Trust	2,663,041	16,335,879	18,998,920
Strategic Equity Allocation Trust	169,205,215	1,156,067,938	1,325,273,153
Total Stock Market Index Trust	10,580,954	95,905,906	106,486,860
The tax character of distributions for the year ended December 31, 2021 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust	$119,844,666	$298,085,783	$417,930,449
American Asset Allocation Trust	21,686,459	76,404,234	98,090,693
American Global Growth Trust	—	14,245,472	14,245,472
American Growth Trust	4,078,735	70,095,777	74,174,512
American Growth-Income Trust	8,182,603	52,928,746	61,111,349
American International Trust	9,005,158	869,518	9,874,676
Blue Chip Growth Trust	—	320,699,337	320,699,337
Capital Appreciation Trust	1,197,481	122,272,648	123,470,129
Capital Appreciation Value Trust	16,034,206	38,485,023	54,519,229
Disciplined Value International Trust	8,222,264	—	8,222,264
Emerging Markets Value Trust	5,987,589	—	5,987,589
Equity Income Trust	32,636,034	33,588,553	66,224,587
Financial Industries Trust	1,469,916	931,379	2,401,295
Fundamental All Cap Core Trust	28,273,559	171,915,915	200,189,474
Fundamental Large Cap Value Trust	7,629,410	87,937,828	95,567,238
Health Sciences Trust	4,275,955	29,006,074	33,282,029
International Equity Index Trust	25,675,044	9,995,836	35,670,880
International Small Company Trust	2,088,189	3,191,918	5,280,107
Lifestyle Balanced Portfolio	28,510,772	48,372,847	76,883,619
Lifestyle Conservative Portfolio	6,152,924	5,061,192	11,214,116
Lifestyle Growth Portfolio	135,293,656	409,006,767	544,300,423
Lifestyle Moderate Portfolio	9,052,709	13,478,746	22,531,455
Mid Cap Growth Trust	127,094,169	136,543,237	263,637,406
Mid Cap Index Trust	19,464,828	69,852,266	89,317,094
Mid Value Trust	6,339,739	30,529,971	36,869,710
Real Estate Securities Trust	5,546,340	—	5,546,340
Science & Technology Trust	100,151,454	122,744,863	222,896,317
Small Cap Index Trust	7,158,405	44,691,084	51,849,489
136

Significant accounting policies, continued

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Small Cap Opportunities Trust	$3,024,676	$1,085,392	$4,110,068
Small Cap Stock Trust	31,682,030	31,101,959	62,783,989
Small Cap Value Trust	4,493,571	3,091,075	7,584,646
Small Company Value Trust	466,321	4,288,975	4,755,296
Strategic Equity Allocation Trust	186,760,045	838,482,514	1,025,242,559
Total Stock Market Index Trust	10,435,593	41,035,519	51,471,112
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
500 Index Trust	$26,880,580	$106,541,530
American Asset Allocation Trust	1,374,556	154,893,001
American Global Growth Trust	50,033	25,532,078
American Growth Trust	609,615	132,975,010
American Growth-Income Trust	990,111	90,865,561
American International Trust	388,443	50,917,604
Capital Appreciation Trust	—	7,690,411
Capital Appreciation Value Trust	1,901,737	45,379,376
Disciplined Value International Trust	265,018	—
Emerging Markets Value Trust	3,336,150	—
Equity Income Trust	12,138,385	120,394,128
Financial Industries Trust	832,646	4,757,163
Fundamental All Cap Core Trust	2,096,037	261,054,614
Fundamental Large Cap Value Trust	3,086,261	53,417,643
Global Equity Trust	2,189,745	9,804,988
Health Sciences Trust	—	13,813,532
International Equity Index Trust	9,348,909	—
International Small Company Trust	2,023,817	2,210,090
Lifestyle Balanced Portfolio	1,122,488	82,102,503
Lifestyle Conservative Portfolio	227,510	7,037,574
Lifestyle Growth Portfolio	5,686,324	614,404,304
Lifestyle Moderate Portfolio	354,335	21,466,267
Mid Cap Index Trust	4,645,672	57,882,103
Mid Value Trust	6,049,812	78,806,509
Real Estate Securities Trust	5,942,952	4,533,560
Small Cap Index Trust	2,615,785	7,100,021
Small Cap Opportunities Trust	1,613,492	12,741,099
Small Cap Value Trust	3,782,654	36,571,196
Small Company Value Trust	358,567	8,795,406
Strategic Equity Allocation Trust	43,137,188	397,612,166
Total Stock Market Index Trust	2,360,138	41,851,069
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, wash sale loss deferrals, investments in passive foreign investment companies, partnerships, derivative transactions, and amortization and accretion on debt securities.
3.  Derivative instruments
The portfolios may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
137

Derivative instruments, continued

Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the portfolios may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolios, if any, are held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolios and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolios, if any, for OTC transactions is held in a segregated account at the portfolios' custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The portfolios' risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolios and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.
Upon entering into a futures contract, the portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a portfolio, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the portfolios, if any, are identified in the Portfolios of investments. Subsequent payments, referred to as variation margin, are made or received by a portfolio periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the portfolio. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the portfolios used futures contracts during the year ended December 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
500 Index Trust	To manage against changes in certain securities markets and gain exposure to certain securities markets.	$190.2 million to $222.5 million
Emerging Markets Value Trust	To equitize cash balances.	$1.3 million to $1.7 million
International Equity Index Trust	To gain exposure to certain securities markets.	$13.3 million to $32.0 million
International Small Company Trust	To equitize cash balances.	Up to $1.3 million
Mid Cap Index Trust	To manage against changes in certain securities markets and gain exposure to certain securities markets.	$21.8 million to $55.9 million
Small Cap Index Trust	To manage against changes in certain securities markets and gain exposure to certain securities markets.	$19.2 million to $30.2 million
Strategic Equity Allocation Trust	To manage against changes in certain securities markets and gain exposure to certain securities markets.	$224.3 million to $314.2 million
Total Stock Market Index Trust	To manage against changes in certain securities markets and gain exposure to certain securities markets.	$13.3 million to $31.2 million
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the portfolios' exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the portfolios' exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Portfolio of investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, a portfolio realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statements of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, a portfolio realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
The following table details how the portfolios used written options contracts during the year ended December 31, 2022. In addition, the table summarizes the range of market value amounts held by the portfolios, as measured at each quarter end:
138

Derivative instruments, continued

Portfolio	Reason	Market value range
Capital Appreciation Value Trust	To generate potential income from options premiums.	$123,000 to $8.9 million
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2022 by risk category:
Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
500 Index Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(6,813,572)
Capital Appreciation Value Trust	Equity	Written options, at value	Written options	—	$(625,087)
Emerging Markets Value Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(14,362)
International Equity Index Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(435,384)
International Small Company Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(3,079)
Mid Cap Index Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(436,697)
Small Cap Index Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(656,282)
Strategic Equity Allocation Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(5,751,773)
Total Stock Market Index Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(214,695)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Portfolios of investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
For financial reporting purposes, the portfolios do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolio and the applicable counterparty.
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2022:
		Statements of operations location - Net realized gain (loss) on:
Portfolio	Risk	Futures contracts	Written options	Total
500 Index Trust	Equity	$(37,183,540)	—	$(37,183,540)
Capital Appreciation Value Trust	Equity	—	$2,603,235	$2,603,235
Emerging Markets Value Trust	Equity	$(383,621)	—	$(383,621)
International Equity Index Trust	Equity	$(5,429,621)	—	$(5,429,621)
International Small Company Trust	Equity	$(38,433)	—	$(38,433)
Mid Cap Index Trust	Equity	$(3,444,765)	—	$(3,444,765)
Small Cap Index Trust	Equity	$(4,207,819)	—	$(4,207,819)
Strategic Equity Allocation Trust	Equity	$(4,379,306)	—	$(4,379,306)
Total Stock Market Index Trust	Equity	$(2,244,914)	—	$(2,244,914)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2022:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Futures contracts	Written options	Total
500 Index Trust	Equity	$(11,302,208)	—	$(11,302,208)
Capital Appreciation Value Trust	Equity	—	$6,312,412	$6,312,412
Emerging Markets Value Trust	Equity	$4,442	—	$4,442
International Equity Index Trust	Equity	$(371,341)	—	$(371,341)
International Small Company Trust	Equity	$(13,651)	—	$(13,651)
Mid Cap Index Trust	Equity	$(1,371,424)	—	$(1,371,424)
Small Cap Index Trust	Equity	$(994,778)	—	$(994,778)
Strategic Equity Allocation Trust	Equity	$(10,844,146)	—	$(10,844,146)
Total Stock Market Index Trust	Equity	$(831,983)	—	$(831,983)
139

4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Variable Trust Advisers LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. Under an investment management agreement, the portfolios, with the exception of the JHVIT Feeder Funds, pay a daily management fee to the Advisor based on the net assets of the respective portfolio or aggregate net assets, which include the net assets of the respective portfolio and the net assets of a similar portfolio of John Hancock Funds II (JHF II) unless otherwise noted below. JHF II portfolios are advised by John Hancock Investment Management LLC, an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Investment Management Distributors LLC. The annual rate for each portfolio is as follows:
•  500 Index Trust — a) 0.470% of the first $500 million of average net assets; and b) 0.460% of the excess over $500 million of average net assets.
•  Blue Chip Growth Trust — a) 0.825% of the first $500 million of aggregate net assets; b) 0.800% of the next $500 million of aggregate net assets; c) 0.750% of the next $2 billion of aggregate net assets; and d) 0.725% of the excess over $3 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets. Aggregate net assets include net assets of the portfolio, JHF II Blue Chip Growth Fund and Manulife North American Equity Fund Series.
•  Capital Appreciation Trust — a) 0.800% of the first $500 million of aggregate net assets; b) 0.700% of the next $500 million of aggregate net assets; and c) 0.670% of the excess over $1 billion of aggregate net assets.
•  Capital Appreciation Value Trust — If aggregate net assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets; and b) 0.850% of the excess over $250 million of aggregate net assets. If aggregate net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets; and b) 0.800% of the excess over $1 billion of aggregate net assets. If aggregate net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets; and b) 0.800% of the excess over $500 million of aggregate net assets. If aggregate net assets equals or exceed $3 billion, then the management fee to be paid is 0.800% of aggregate net assets.
•  Disciplined Value International Trust — If aggregate net assets are less than $300 million, then the management fee to be paid is 0.825% of aggregate net assets. If aggregate net assets equal or exceed $300 million but are less than $2.5 billion, then the management fee to be paid is 0.775% of aggregate net assets. If aggregate net assets exceed $2.5 billion, then the following fee schedule shall apply: a) 0.775% of the first $2.5 billion of aggregate net assets; and b) 0.750% of the next $500 million; and c) 0.725% of the excess over $3 billion of aggregate net assets. Aggregate net assets are the net assets of the portfolio, Manulife Boston Partners International Equity Fund, Disciplined Value International Fund, a series of John Hancock Investment Trust, and effective April 1, 2022, MLI Pension Plus Growth Fund and Manulife Balanced Fund.
•  Emerging Markets Value Trust — a) 0.870% of the first $100 million of aggregate net assets; and b) 0.820% of the excess over $100 million of aggregate net assets. Prior to March 1, 2022, the annual rates were a) 0.900% of the first $100 million of aggregate net assets; and b) 0.850% of the excess over $100 million of aggregate net assets.
•  Equity Income Trust — a) 0.800% of the first $100 million of aggregate net assets; b) 0.775% of the next $100 million of aggregate net assets; c) 0.750% of the next $300 million of aggregate net assets; d) 0.725% of the next $500 million of aggregate net assets; e) 0.725% of the next $500 million of aggregate net assets; f) 0.700% of the next $500 million of aggregate net assets; g) 0.695% of the next $1 billion of aggregate net assets; h) 0.690% of the next $1 billion of aggregate net assets; i) 0.680% of the next $1.5 billion of aggregate net assets; j) 0.675% of the next $2 billion of aggregate net assets; and k) 0.670% of the excess over $7.5 billion of aggregate net assets. When aggregate net assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of aggregate net assets. When aggregate net assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of aggregate net assets and 0.725% on aggregate net assets over $500 million. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of aggregate net assets. When aggregate net assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of aggregate net assets. When aggregate net assets exceed $2 billion on any day, the annual rate of advisory fee for that day is 0.695% on the first $2 billion of aggregate net assets. When aggregate net assets exceed $3 billion on any day, the annual rate of advisory fee for that day is 0.690% on the first $3 billion of aggregate net assets. When aggregate net assets exceed $4 billion on any day, the annual rate of advisory fee for that day is 0.680% on the first $4 billion of aggregate net assets. When aggregate net assets exceed $5.5 billion on any day, the annual rate of advisory fee for that day is 0.675% on the first $5.5 billion of aggregate net assets. When aggregate net assets exceed $7.5 billion on any day, the annual rate of advisory fee for that day is 0.670% on the first $7.5 billion of aggregate net assets. Aggregate net assets are the net assets of the portfolio, JHF II Equity Income Fund and Manulife US Large Cap Value Equity Fund (Canada).
•  Financial Industries Trust — a) 0.800% of the first $250 million of aggregate net assets; b) 0.775% of aggregate net assets between $250 million and $500 million; c) 0.750% of aggregate net assets between $500 million and $1 billion; and d) 0.725% of the excess over $1 billion of aggregate net assets.
•  Fundamental All Cap Core Trust — a) 0.675% of the first $2.5 billion of aggregate net assets; and b) 0.650% of the excess over $2.5 billion of aggregate net assets.
•  Fundamental Large Cap Value Trust — a) 0.700% of the first $500 million of average net assets; b) 0.650% of average net assets between $500 million and $1 billion; and c) 0.600% of the excess over $1 billion of average net assets.
•  Global Equity Trust — a) 0.800% of the first $1 billion of aggregate net assets; and b) 0.790% of the excess over $1 billion of aggregate net assets.
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•  Health Sciences Trust — a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of the next $250 million; c) 0.950% of the excess over $750 million of aggregate net assets; d) 0.950% of the next $250 million; e) 0.900% of the next $500 million; and f) 0.900% of the excess over $1.5 billion of aggregate net assets. When aggregate net assets exceed $750 million, the advisory fee is 0.950% on all net assets. When aggregate net assets exceed $1.5 billion, the advisory fee is 0.900% on all net assets. Prior to February 1, 2022, the annual rates were a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of the next $250 million; and c) 0.950% of the excess over $750 million of aggregate net assets. When aggregate net assets exceeded $750 million, the advisory fee was 0.950% on all net assets. Aggregate net assets are the net assets of the portfolio, JHF II Health Sciences Fund, and effective February 1, 2022, Manulife Healthcare Fund Series - (I).
•  International Equity Index Trust — a) 0.550% of the first $100 million of average net assets; b) 0.530% of the next $150 million of average net assets; c) 0.520% of the next $250 million of average net assets; and d) 0.510% of the excess over $500 million of average net assets.
•  International Small Company Trust — 0.800% of aggregate net assets. Prior to March 1, 2022, the annual rates were 0.850% of aggregate net assets.
•  Lifestyle Portfolios — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated funds assets) excluding 500 Index Trust, International Equity Index Trust and Total Bond Market Trust, and b) a fee on net assets not invested in affiliated funds (Other assets). The management fee paid on Affiliated fund assets is: a) 0.050% of the first $7.5 billion of aggregate net assets; and b) 0.040% of the excess over $7.5 billion in aggregate net assets. The advisory fee paid on Other assets is as follows: a) 0.500% of the first $7.5 billion of aggregate net assets; and b) 0.490% of the excess over $7.5 billion in aggregate net assets. Aggregate net assets are the net assets of the Lifestyle Portfolios, JHVIT Managed Volatility Portfolios, JHF II Multimanager Lifestyle Portfolios and JHF II Multi-Index Lifestyle Portfolios.
•  Mid Cap Index Trust, Small Cap Index Trust and Total Stock Market Index Trust — a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.
•  Mid Cap Growth Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of aggregate net assets between $200 million and $500 million; c) 0.825% of aggregate net assets between $500 million and $3.2 billion; d) 0.800% of aggregate net assets between $3.2 billion and $3.7 billion; e) 0.775% of aggregate net assets between $3.7 billion and $4.2 billion; and f) 0.755% of the excess over $4.2 billion of aggregate net assets.
•  Mid Value Trust — a) 0.950% of the first $1 billion of aggregate net assets; and b) 0.875% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the management fee for that day is 0.875% of all assets of the portfolio. Prior to February 1, 2022, the annual rates were a) 1.050% of the first $20 million of aggregate net assets; and b) 0.950% of the excess over $20 million of aggregate net assets. When aggregate net assets exceeded $50 million on any day, the management fee for that day was 0.950% of all assets of the portfolio.
•  Real Estate Securities Trust — a) 0.700% of the first $1.5 billion of aggregate net assets; and b) 0.680% of the excess over $1.5 billion of aggregate net assets.
•  Science & Technology Trust — a) 1.050% of the first $50 million of aggregate net assets; b) 1.025% of the next $50 million of aggregate net assets; c) 1.000% when assets reach $100 million retro to the first dollar; d) 0.975% when assets reach $200 million retro to the first dollar; and e) 0.950% when assets reach $500 million retro to the first dollar. When aggregate net assets exceed $500 million on any day, the management fee for that day is a) 0.950% of aggregate net assets up to $1 billion; and b) 0.925% of aggregate net assets in excess of $1 billion. Prior to June 1, 2022, the annual rates were a) 1.050% of the first $500 million of average net assets; and b) 1.000% of the excess over $500 million of average net assets. Aggregate net assets are the net assets of the portfolio, JHF II Science and Technology Fund, and effective June 1, 2022, (MMTF) Manulife Technology Fund.
•  Small Cap Opportunities Trust — a) 1.000% of the first $500 million of aggregate net assets; b) 0.950% of aggregate net assets between $500 million and $1 billion; c) 0.900% of aggregate net assets between $1 billion and $2 billion; and d) 0.850% of the excess over $2 billion of aggregate net assets. Aggregate net assets are the net assets of the portfolio and the JHF II New Opportunities Fund.
•  Small Cap Stock Trust — a) 1.050% of the first $50 million of aggregate net assets; and b) 1.000% of the excess over $50 million of aggregate net assets.
•  Small Cap Value Trust — a) 0.950% of the first $250 million of aggregate net assets; b) 0.940% of the next $500 million of aggregate net assets; c) 0.930% of the next $500 million of aggregate net assets; and d) 0.920% of the excess over $1.25 billion of aggregate net assets.
•  Small Company Value Trust — a) 1.050% of the first $500 million of average net assets; and b) 1.000% of the excess over $500 million of average net assets.
•  Strategic Equity Allocation Trust — a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of aggregate net assets between $2.5 billion and $7.5 billion; c) 0.625% of aggregate net assets between $7.5 billion and $10 billion; d) 0.600% of aggregate net assets between $10 billion and $15 billion; e) 0.595% of aggregate net assets between $15 billion and $25 billion; and f) 0.590% of the excess over $25 billion of aggregate net assets. Aggregate net assets are the net assets of the portfolio, JHF II U.S. Sector Rotation Fund, and JHF II International Strategic Equity Allocation Fund. Prior to April 8, 2022, the aggregate net assets were the net assets of the portfolio, JHF II Strategic Equity Allocation Fund, JHF II U.S. Sector Rotation Fund, and JHF II International Strategic Equity Allocation Fund.
The organizations described below act as the subadvisors to the Trust and certain of its portfolios pursuant to Subadvisory Agreements with the Advisor. Portfolio management is allocated among the following subadvisors:
Portfolio	Subadvisor(s)
Disciplined Value International Trust	Boston Partners Global Investors, Inc.
Emerging Markets Value Trust International Small Company Trust	Dimensional Fund Advisors LP
Small Cap Opportunities Trust	Dimensional Fund Advisors LP and GW&K Investment Management, LLC
Capital Appreciation Trust	Jennison Associates LLC
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Portfolio	Subadvisor(s)
Financial Industries Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Global Equity Trust
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Strategic Equity Allocation Trust	Manulife Investment Management (US) LLC[1]
500 Index Trust Mid Cap Index Trust Small Cap Index Trust Total Stock Market Index Trust	Manulife Investment Management (North America) Limited[1]
International Equity Index Trust	SSGA Funds Management, Inc.
Blue Chip Growth Trust Capital Appreciation Value Trust Equity Income Trust Health Sciences Trust Mid Value Trust Science & Technology Trust[2] Small Company Value Trust	T. Rowe Price Associates, Inc.
Mid Cap Growth Trust Real Estate Securities Trust Small Cap Stock Trust Small Cap Value Trust	Wellington Management Company LLP
1  An affiliate of the Advisor.
2  Effective June 23, 2022, T. Rowe Price Associates, Inc. became the sole subadvisor to the portfolio and Allianz Global Investors U.S. LLC no longer serves as subadvisor. Allianz Global Investments U.S. LLC (or one of its affiliates) bore expenses associated with the transition management of the portion of the portfolio they managed, which amounted to approximately $1.3 million and is included in Net realized gain (loss) on unaffiliated investments and foreign currency transactions on the Statements of operations.
The portfolios are not responsible for payment of the subadvisory fees.
Expense reimbursements. The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios' business, advisory fees, Rule 12b-1 fees, underlying fund expenses and in the case of a feeder fund, the expenses of the master fund, and short dividends. This expense reduction will continue in effect until terminated by the Advisor.
Portfolio	Expense limitation as a percentage of average net assets
American Asset Allocation Trust	0.10%
American Global Growth Trust	0.10%
American Growth Trust	0.10%
American Growth-Income Trust	0.10%
American International Trust	0.10%
Blue Chip Growth Trust	0.20%
Capital Appreciation Trust	0.20%
Capital Appreciation Value Trust	0.20%
Disciplined Value International Trust	0.25%
Emerging Markets Value Trust	0.25%
Equity Income Trust	0.20%
Financial Industries Trust	0.20%
Fundamental All Cap Core Trust	0.20%
Fundamental Large Cap Value Trust	0.20%
Global Equity Trust	0.20%
Portfolio	Expense limitation as a percentage of average net assets
Health Sciences Trust	0.20%
International Small Company Trust	0.25%
Mid Cap Growth Trust	0.20%
Mid Cap Index Trust	0.08%
Mid Value Trust	0.20%
Real Estate Securities Trust	0.20%
Science & Technology Trust	0.20%
Small Cap Index Trust	0.08%
Small Cap Opportunities Trust	0.20%
Small Cap Stock Trust	0.20%
Small Cap Value Trust	0.20%
Small Company Value Trust	0.20%
Strategic Equity Allocation Trust	0.20%
Total Stock Market Index Trust	0.08%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain portfolios of the John Hancock group of funds complex, including certain of the portfolios presented in this report (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. During the year ended December 31, 2022, this waiver amounted to 0.01% of the portfolios’ average net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
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The Advisor has contractually agreed to limit operating expenses of 500 Index Trust and International Equity Index Trust at 0.25% and 0.34%, respectively. These limits exclude Rule 12b-1 fees, taxes, short dividends, interest expense, acquired fund fees, litigation and indemnification expenses, portfolio brokerage commissions and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business. The Advisor’s obligation to provide the expense cap will remain in effect until April 30, 2023, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at the time.
The Advisor has contractually agreed to reimburse expenses for the Lifestyle Portfolios so that certain other expenses do not exceed 0.04% of average net assets of the Lifestyle Portfolios. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, management fees, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2023, and may terminate at any time thereafter.
The Advisor has contractually agreed to waive its management fee for Small Cap Opportunities Trust so that the amount retained by the Advisor after the payment of subadvisory fees does not exceed 0.45% of the portfolio’s average daily net assets. The expense reimbursements will remain in effect until April 30, 2023, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time and may be terminated at any time thereafter.
The Advisor has contractually agreed to waive its management fee for Mid Cap Index Trust and Small Cap Index Trust by 0.10% and 0.05% of the portfolios’ average net assets, respectively. The expense limitation agreements expire on April 30, 2023, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to reduce its management fee for portfolios that are subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust and Small Company Value Trust. This waiver may be terminated at any time by the Advisor.
The Advisor has voluntarily agreed to waive its management fee for Science & Technology Trust and Strategic Equity Allocation Trust so that the amount retained by the Advisor after payment of the sub-advisory fee does not exceed 0.45% of the portfolios' average net assets. This voluntary management fee waiver may be terminated at any time by the Advisor upon notice to the Trust.
The Advisor has voluntarily agreed to waive its management fee for Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, and Lifestyle Moderate Portfolio (after giving effect to asset-based breakpoints) by 0.005% of the portfolios’ average daily net assets. This waiver may be terminated at any time by the Advisor upon notice to the Trust. Prior to May 1, 2022, the Advisor had contractually agreed to waive its management fee for Lifestyle Growth Portfolio by 0.005% of the portfolio's average daily net assets.
The Advisor has voluntarily agreed to waive its management fee for each Lifestyle Portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the Lifestyle Portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Lifestyle Portfolios’ first $7.5 billion of average net assets and 0.49% of the Lifestyle Portfolios’ average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time.
The Advisor has voluntarily agreed to reduce the advisory fee that would be payable by Fundamental Large Cap Value Trust and Total Stock Market Index Trust (after giving effect to asset-based breakpoints) by 0.003% and 0.07% of the portfolios' average daily net assets, respectively. This voluntary advisory fee waiver may be terminated at any time by the Advisor upon notice to the Trust.
For the year ended December 31, 2022, the waivers under these agreements amounted to:
	Expense reimbursement by class
Portfolio	Series I	Series II	Series III	Series NAV	Total
500 Index Trust	$11,640,209	$192,721	—	$6,150,044	$17,982,974
American Asset Allocation Trust	25,656	60,636	$8,467	—	94,759
American Global Growth Trust	3,100	9,969	2,076	—	15,145
American Growth Trust	16,081	43,798	6,573	—	66,452
American Growth-Income Trust	22,430	33,583	13,996	—	70,009
American International Trust	9,093	18,272	2,299	—	29,664
Blue Chip Growth Trust	102,611	36,047	—	490,387	629,045
Capital Appreciation Trust	14,831	4,533	—	20,766	40,130
Capital Appreciation Value Trust	3,757	113,775	—	82,538	200,070
Disciplined Value International Trust	5,498	3,361	—	12,324	21,183
Emerging Markets Value Trust	471	2,271	—	14,641	17,383
Equity Income Trust	72,244	37,277	—	346,191	455,712
Financial Industries Trust	8,952	1,499	—	2,348	12,799
Fundamental All Cap Core Trust	8,104	3,755	—	155,995	167,854
Fundamental Large Cap Value Trust	47,668	17,008	—	17,063	81,739
Global Equity Trust	18,207	1,833	—	3,357	23,397
Health Sciences Trust	36,852	32,972	—	87,116	156,940
International Equity Index Trust	846,885	51,827	—	1,323,324	2,222,036
International Small Company Trust	1,661	952	—	5,946	8,559
Lifestyle Balanced Portfolio	1,782	41,473	—	7,193	50,448
Lifestyle Conservative Portfolio	5,038	52,547	—	2,357	59,942
Lifestyle Growth Portfolio	10,740	235,364	—	26,262	272,366
Lifestyle Moderate Portfolio	2,028	37,415	—	6,074	45,517
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	Expense reimbursement by class
Portfolio	Series I	Series II	Series III	Series NAV	Total
Mid Cap Growth Trust	$11,578	$5,491	—	$32,690	$49,759
Mid Cap Index Trust	985,755	64,938	—	267,996	1,318,689
Mid Value Trust	116,096	26,634	—	158,988	301,718
Real Estate Securities Trust	4,850	2,632	—	19,541	27,023
Science & Technology Trust	306,597	27,719	—	62,186	396,502
Small Cap Index Trust	219,663	17,179	—	79,616	316,458
Small Cap Opportunities Trust	213,608	77,458	—	104,985	396,051
Small Cap Stock Trust	6,363	1,982	—	14,486	22,831
Small Cap Value Trust	12,237	1,758	—	22,986	36,981
Small Company Value Trust	31,799	24,259	—	39,591	95,649
Strategic Equity Allocation Trust	—	—	—	10,475,557	10,475,557
Total Stock Market Index Trust	393,508	33,621	—	167,460	594,589
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2022, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:
Portfolio	Net Annual Effective Rate
500 Index Trust	0.21%
American Asset Allocation Trust	0.00%*
American Global Growth Trust	0.00%*
American Growth Trust	0.00%*
American Growth-Income Trust	0.00%*
American International Trust	0.00%*
Blue Chip Growth Trust	0.70%
Capital Appreciation Trust	0.70%
Capital Appreciation Value Trust	0.78%
Disciplined Value International Trust	0.77%
Emerging Markets Value Trust	0.83%
Equity Income Trust	0.66%
Financial Industries Trust	0.77%
Fundamental All Cap Core Trust	0.67%
Fundamental Large Cap Value Trust	0.67%
Global Equity Trust	0.79%
Health Sciences Trust	0.88%
International Equity Index Trust	0.25%
Portfolio	Net Annual Effective Rate
International Small Company Trust	0.80%
Lifestyle Balanced Portfolio	0.04%
Lifestyle Conservative Portfolio	0.01%
Lifestyle Growth Portfolio	0.04%
Lifestyle Moderate Portfolio	0.03%
Mid Cap Growth Trust	0.83%
Mid Cap Index Trust	0.36%
Mid Value Trust	0.83%
Real Estate Securities Trust	0.69%
Science & Technology Trust	0.93%
Small Cap Index Trust	0.42%
Small Cap Opportunities Trust	0.74%
Small Cap Stock Trust	1.00%
Small Cap Value Trust	0.93%
Small Company Value Trust	0.98%
Strategic Equity Allocation Trust	0.49%
Total Stock Market Index Trust	0.40%

*	The JHVIT Feeder Funds do not incur investment advisory fees. Investment advisory fees are incurred by the master fund. For more information on these portfolios, see Note 1.
Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended December 31, 2022, amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares.
For all portfolios, except the JHVIT Feeder Funds, Rule 12b-1 maximum fee rates are as follows:
Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%
Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.
For the JHVIT Feeder Funds, Rule 12b-1 maximum fee rates are as follows:
Class	Rule 12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%
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Distribution and service fees for the year ended December 31, 2022 were:
	Distribution and service fees by class
Portfolio	Series l	Series ll	Series lll	Total
500 Index Trust	$2,351,390	$194,909	$—	$2,546,299
American Asset Allocation Trust	1,972,127	5,813,866	270,708	8,056,701
American Global Growth Trust	238,405	952,784	66,360	1,257,549
American Growth Trust	1,230,584	4,183,910	209,788	5,624,282
American Growth-Income Trust	1,720,084	3,215,661	447,314	5,383,059
American International Trust	694,936	1,747,728	73,411	2,516,075
Blue Chip Growth Trust	142,218	249,777	—	391,995
Capital Appreciation Trust	94,101	143,697	—	237,798
Capital Appreciation Value Trust	4,157	630,273	—	634,430
Disciplined Value International Trust	35,136	107,440	—	142,576
Emerging Markets Value Trust	3,006	72,387	—	75,393
Equity Income Trust	116,047	299,423	—	415,470
Financial Industries Trust	55,166	46,234	—	101,400
Fundamental All Cap Core Trust	50,477	116,957	—	167,434
Fundamental Large Cap Value Trust	216,642	386,319	—	602,961
Global Equity Trust	116,316	58,436	—	174,752
Health Sciences Trust	33,006	147,416	—	180,422
International Equity Index Trust	155,085	47,471	—	202,556
International Small Company Trust	10,576	30,327	—	40,903
Lifestyle Balanced Portfolio	17,447	2,031,673	—	2,049,120
Lifestyle Conservative Portfolio	7,745	407,123	—	414,868
Lifestyle Growth Portfolio	105,205	11,529,460	—	11,634,665
Lifestyle Moderate Portfolio	6,722	622,817	—	629,539
Mid Cap Growth Trust	73,487	174,049	—	247,536
Mid Cap Index Trust	455,970	150,191	—	606,161
Mid Value Trust	115,003	131,964	—	246,967
Real Estate Securities Trust	30,844	83,664	—	114,508
Science & Technology Trust	283,924	128,535	—	412,459
Small Cap Index Trust	187,835	73,455	—	261,290
Small Cap Opportunities Trust	41,377	75,019	—	116,396
Small Cap Stock Trust	40,434	63,000	—	103,434
Small Cap Value Trust	78,181	56,232	—	134,413
Small Company Value Trust	23,753	90,600	—	114,353
Total Stock Market Index Trust	252,008	107,630	—	359,638
The Distributor voluntarily agreed to waive 0.06%, 0.08%, 0.09%, 0.07% and 0.02% of its Rule 12b-1 fee for Series II of American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust, respectively.
For the year ended December 31, 2022, the waivers under these agreements amounted to:
Portfolio	Series ll
American Asset Allocation Trust	$465,109
American Global Growth Trust	101,630
American Growth Trust	502,069
American Growth-Income Trust	300,128
American International Trust	46,606
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, open loans, if any, are presented under the caption Receivable/Payable for interfund lending in the Statements of assets and liabilities. Interest expense is included in Other expenses on the Statements of operations. The portfolios' activity in this program during the period for which loans were outstanding was as follows:
Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Capital Appreciation Trust	Borrower	$16,950,000	2	0.540%	$(509)
Disciplined Value International Trust	Borrower	12,280,000	5	0.540%	(921)
Emerging Markets Value Trust	Borrower	2,800,000	3	0.945%	(221)
International Equity Index Trust	Borrower	3,800,000	4	0.540%	(228)
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Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
International Small Company Trust	Borrower	6,825,000	4	2.995%	(2,271)
500 Index Trust	Lender	22,000,000	2	1.486%	1,817
Blue Chip Growth Trust	Lender	5,580,000	5	2.253%	1,746
Capital Appreciation Trust	Lender	4,100,000	2	1.836%	418
Capital Appreciation Value Trust	Lender	7,142,857	7	2.706%	3,758
Disciplined Value International Trust	Lender	2,800,000	2	1.130%	176
Equity Income Trust	Lender	13,150,000	4	2.034%	2,972
Fundamental All Cap Core Trust	Lender	2,600,000	1	0.540%	39
Fundamental Large Cap Value Trust	Lender	7,550,000	2	1.191%	500
International Equity Index Trust	Lender	1,400,000	2	0.725%	56
Mid Cap Growth Trust	Lender	10,066,667	3	1.711%	1,436
Mid Cap Index Trust	Lender	33,400,000	1	0.665%	617
Mid Value Trust	Lender	15,300,000	8	2.559%	8,702
Real Estate Securities Trust	Lender	3,500,000	2	2.531%	492
Science and Technology Trust	Lender	13,428,571	7	2.706%	7,065
Strategic Equity Allocation Trust	Lender	47,750,000	1	0.540%	716
Small Cap Index Trust	Lender	9,050,000	2	0.905%	455
Small Cap Stock Trust	Lender	2,683,333	6	2.114%	945
Small Cap Value Trust	Lender	5,866,667	3	2.529%	1,236
Small Company Value Trust	Lender	3,450,000	2	1.830%	351
Total Stock Market Index Trust	Lender	7,900,000	4	0.665%	584
6.  Portfolio share transactions
Transactions in portfolios' shares for the years ended December 31, 2022 and 2021 were as follows:
500 Index Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,335,369	$288,175,769	5,502,947	$265,322,772
Distributions reinvested	5,396,317	220,115,753	5,296,404	265,985,404
Repurchased	(5,621,237)	(248,259,576)	(7,929,092)	(385,734,234)
Net increase	6,110,449	$260,031,946	2,870,259	$145,573,942
Series II shares
Sold	130,825	$5,874,099	214,152	$10,337,335
Distributions reinvested	81,100	3,310,509	91,571	4,601,443
Repurchased	(323,831)	(14,591,323)	(309,428)	(15,314,856)
Net decrease	(111,906)	$(5,406,715)	(3,705)	$(376,078)
Series NAV shares
Sold	2,622,536	$118,960,994	1,392,191	$67,293,377
Distributions reinvested	2,857,241	116,518,291	2,934,547	147,343,602
Repurchased	(7,561,725)	(335,212,865)	(4,666,804)	(228,553,692)
Net decrease	(2,081,948)	$(99,733,580)	(340,066)	$(13,916,713)
Total net increase	3,916,595	$154,891,651	2,526,488	$131,281,151
American Asset Allocation Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,379,395	$14,971,015	913,418	$11,895,634
Distributions reinvested	5,013,334	47,761,065	1,943,588	25,549,663
Repurchased	(1,556,690)	(17,935,073)	(1,504,052)	(19,823,790)
Net increase	4,836,039	$44,797,007	1,352,954	$17,621,507
Series II shares
Sold	5,427	$53,201	58,063	$779,838
Distributions reinvested	11,377,147	108,390,376	4,821,868	63,349,495
Repurchased	(7,612,114)	(86,060,624)	(12,367,994)	(162,530,314)
Net increase (decrease)	3,770,460	$22,382,953	(7,488,063)	$(98,400,981)
146

Portfolio share transactions, continued

American Asset Allocation Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series III shares
Sold	5,583	$63,602	26,806	$333,925
Distributions reinvested	1,643,170	15,723,998	697,002	9,191,535
Repurchased	(910,602)	(10,413,769)	(1,158,768)	(15,381,195)
Net increase (decrease)	738,151	$5,373,831	(434,960)	$(5,855,735)
Total net increase (decrease)	9,344,650	$72,553,791	(6,570,069)	$(86,635,209)
American Global Growth Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	452,172	$7,724,477	364,129	$7,800,665
Distributions reinvested	458,325	5,954,595	121,405	2,613,854
Repurchased	(173,971)	(2,907,225)	(215,136)	(4,620,036)
Net increase	736,526	$10,771,847	270,398	$5,794,483
Series II shares
Sold	397,486	$6,621,576	132,024	$2,768,636
Distributions reinvested	1,323,419	17,068,768	456,203	9,771,876
Repurchased	(1,355,337)	(21,701,821)	(1,473,296)	(31,507,956)
Net increase (decrease)	365,568	$1,988,523	(885,069)	$(18,967,444)
Series III shares
Sold	170,071	$2,910,890	10,047	$218,846
Distributions reinvested	292,747	3,836,268	86,099	1,859,742
Repurchased	(189,498)	(2,968,306)	(190,229)	(4,095,131)
Net increase (decrease)	273,320	$3,778,852	(94,083)	$(2,016,543)
Total net increase (decrease)	1,375,414	$16,539,222	(708,754)	$(15,189,504)
American Growth Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	988,244	$18,084,890	840,869	$21,621,389
Distributions reinvested	3,822,794	53,457,256	640,017	16,926,510
Repurchased	(732,521)	(15,420,780)	(711,003)	(18,167,859)
Net increase	4,078,517	$56,121,366	769,883	$20,380,040
Series II shares
Sold	2,146,904	$37,549,787	80,144	$2,093,259
Distributions reinvested	10,215,811	140,676,168	1,905,377	49,814,210
Repurchased	(4,131,438)	(80,498,833)	(5,384,426)	(136,575,810)
Net increase (decrease)	8,231,277	$97,727,122	(3,398,905)	$(84,668,341)
Series III shares
Sold	558,407	$9,753,084	6,982	$174,518
Distributions reinvested	1,581,214	22,017,132	281,655	7,433,792
Repurchased	(446,123)	(8,600,372)	(682,920)	(17,459,937)
Net increase (decrease)	1,693,498	$23,169,844	(394,283)	$(9,851,627)
Total net increase (decrease)	14,003,292	$177,018,332	(3,023,305)	$(74,139,928)
American Growth-Income Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	233,240	$3,717,415	334,583	$6,065,751
Distributions reinvested	1,512,361	21,408,178	1,016,083	18,561,160
Repurchased	(1,415,973)	(22,469,886)	(1,622,304)	(28,421,722)
Net increase (decrease)	329,628	$2,655,707	(271,638)	$(3,794,811)
Series II shares
Sold	374,485	$5,434,602	69,694	$1,219,797
Distributions reinvested	2,222,016	31,264,636	1,641,749	29,802,194
Repurchased	(4,479,235)	(70,225,595)	(6,376,239)	(112,197,629)
Net decrease	(1,882,734)	$(33,526,357)	(4,664,796)	$(81,175,638)
147

Portfolio share transactions, continued

American Growth-Income Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series III shares
Sold	305,536	$4,527,298	24,443	$424,852
Distributions reinvested	987,463	13,969,175	697,050	12,747,995
Repurchased	(1,440,112)	(22,547,716)	(2,190,656)	(38,754,229)
Net decrease	(147,113)	$(4,051,243)	(1,469,163)	$(25,581,382)
Total net decrease	(1,700,219)	$(34,921,893)	(6,405,597)	$(110,551,831)
American International Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	540,650	$9,270,595	768,714	$16,707,283
Distributions reinvested	516,704	7,459,890	156,074	3,212,329
Repurchased	(1,075,638)	(17,874,500)	(1,798,778)	(39,427,972)
Net decrease	(18,284)	$(1,144,015)	(873,990)	$(19,508,360)
Series II shares
Sold	810,764	$13,026,978	1,144,102	$23,913,485
Distributions reinvested	1,044,961	15,046,975	280,894	5,781,433
Repurchased	(2,417,105)	(39,791,178)	(1,952,605)	(42,614,139)
Net decrease	(561,380)	$(11,717,225)	(527,609)	$(12,919,221)
Series III shares
Sold	119,317	$1,923,843	143,357	$2,989,548
Distributions reinvested	144,654	2,086,956	43,002	880,914
Repurchased	(236,566)	(3,841,280)	(202,882)	(4,425,563)
Net increase (decrease)	27,405	$169,519	(16,523)	$(555,101)
Total net decrease	(552,259)	$(12,691,721)	(1,418,122)	$(32,982,682)
Blue Chip Growth Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	210,876	$5,051,274	204,624	$8,873,787
Distributions reinvested	3,660,072	71,261,610	1,293,348	53,285,942
Repurchased	(1,153,971)	(32,611,728)	(1,211,421)	(51,864,872)
Net increase	2,716,977	$43,701,156	286,551	$10,294,857
Series II shares
Sold	259,218	$6,656,870	72,809	$3,151,569
Distributions reinvested	1,455,009	26,219,267	535,657	20,938,817
Repurchased	(759,770)	(20,888,783)	(764,560)	(31,142,110)
Net increase (decrease)	954,457	$11,987,354	(156,094)	$(7,051,724)
Series NAV shares
Sold	3,628,463	$96,405,796	1,451,010	$60,971,043
Distributions reinvested	18,092,934	353,535,936	5,969,353	246,474,578
Repurchased	(5,868,706)	(171,479,579)	(6,802,222)	(295,595,412)
Net increase	15,852,691	$278,462,153	618,141	$11,850,209
Total net increase	19,524,125	$334,150,663	748,598	$15,093,342
Capital Appreciation Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	930,595	$3,906,446	585,740	$4,716,947
Distributions reinvested	13,897,745	49,059,040	5,579,895	42,630,402
Repurchased	(4,971,590)	(25,042,794)	(5,604,460)	(44,650,961)
Net increase	9,856,750	$27,922,692	561,175	$2,696,388
Series II shares
Sold	881,705	$2,989,528	810,522	$5,733,836
Distributions reinvested	6,551,144	17,753,601	2,500,576	16,028,692
Repurchased	(2,945,735)	(13,270,527)	(2,950,385)	(20,012,632)
Net increase	4,487,114	$7,472,602	360,713	$1,749,896
148

Portfolio share transactions, continued

Capital Appreciation Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,441,729	$12,497,984	5,505,210	$44,280,330
Distributions reinvested	19,172,327	68,636,931	8,406,101	64,811,035
Repurchased	(14,153,878)	(89,845,306)	(6,075,537)	(47,238,491)
Net increase (decrease)	7,460,178	$(8,710,391)	7,835,774	$61,852,874
Total net increase	21,804,042	$26,684,903	8,757,662	$66,299,158
Capital Appreciation Value Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	279,297	$3,533,108	328,535	$4,706,789
Distributions reinvested	103,135	1,078,795	63,048	873,842
Repurchased	(235,293)	(2,894,314)	(307,111)	(4,541,040)
Net increase	147,139	$1,717,589	84,472	$1,039,591
Series II shares
Sold	173,232	$2,162,633	504,342	$7,190,368
Distributions reinvested	3,199,623	33,244,084	2,328,243	32,083,186
Repurchased	(2,062,895)	(25,197,069)	(3,602,656)	(51,369,586)
Net increase (decrease)	1,309,960	$10,209,648	(770,071)	$(12,096,032)
Series NAV shares
Sold	1,059,824	$13,314,672	1,525,497	$21,511,145
Distributions reinvested	2,456,435	25,596,052	1,561,347	21,562,201
Repurchased	(685,489)	(8,275,450)	(660,257)	(9,477,001)
Net increase	2,830,770	$30,635,274	2,426,587	$33,596,345
Total net increase	4,287,869	$42,562,511	1,740,988	$22,539,904
Disciplined Value International Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	254,516	$3,473,601	101,165	$1,459,411
Distributions reinvested	210,183	2,480,160	140,140	2,030,630
Repurchased	(762,617)	(10,191,450)	(740,085)	(10,551,044)
Net decrease	(297,918)	$(4,237,689)	(498,780)	$(7,061,003)
Series II shares
Sold	393,526	$5,581,463	102,690	$1,486,091
Distributions reinvested	121,590	1,433,545	76,126	1,102,310
Repurchased	(564,873)	(7,565,208)	(524,054)	(7,503,691)
Net decrease	(49,757)	$(550,200)	(345,238)	$(4,915,290)
Series NAV shares
Sold	1,181,307	$15,958,714	729,189	$10,513,504
Distributions reinvested	478,480	5,593,431	354,410	5,089,324
Repurchased	(3,643,558)	(50,204,862)	(1,268,845)	(18,209,249)
Net decrease	(1,983,771)	$(28,652,717)	(185,246)	$(2,606,421)
Total net decrease	(2,331,446)	$(33,440,606)	(1,029,264)	$(14,582,714)
Emerging Markets Value Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	203,912	$2,041,468	128,847	$1,370,092
Distributions reinvested	26,504	214,150	14,548	156,248
Repurchased	(232,595)	(2,292,024)	(130,007)	(1,406,635)
Net increase (decrease)	(2,179)	$(36,406)	13,388	$119,705
Series II shares
Sold	140,038	$1,416,664	390,811	$4,108,344
Distributions reinvested	119,736	968,664	69,484	746,253
Repurchased	(548,312)	(5,365,984)	(644,134)	(6,836,487)
Net decrease	(288,538)	$(2,980,656)	(183,839)	$(1,981,890)
149

Portfolio share transactions, continued

Emerging Markets Value Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,417,004	$12,887,454	2,979,632	$31,886,524
Distributions reinvested	845,050	6,819,553	474,355	5,085,088
Repurchased	(2,762,049)	(25,881,081)	(3,514,417)	(37,775,322)
Net decrease	(499,995)	$(6,174,074)	(60,430)	$(803,710)
Total net decrease	(790,712)	$(9,191,136)	(230,881)	$(2,665,895)
Equity Income Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	373,302	$6,120,631	272,477	$4,426,246
Distributions reinvested	2,138,259	28,609,907	599,402	9,806,219
Repurchased	(1,913,436)	(29,918,348)	(2,181,055)	(34,735,999)
Net increase (decrease)	598,125	$4,812,190	(1,309,176)	$(20,503,534)
Series II shares
Sold	512,012	$8,000,525	292,696	$4,760,686
Distributions reinvested	1,109,345	14,732,101	299,818	4,875,034
Repurchased	(1,329,637)	(20,712,986)	(1,482,184)	(23,582,478)
Net increase (decrease)	291,720	$2,019,640	(889,670)	$(13,946,758)
Series NAV shares
Sold	2,509,607	$38,486,654	5,272,100	$80,832,400
Distributions reinvested	10,399,252	138,102,068	3,171,897	51,543,334
Repurchased	(16,778,675)	(271,625,989)	(12,235,406)	(194,805,929)
Net decrease	(3,869,816)	$(95,037,267)	(3,791,409)	$(62,430,195)
Total net decrease	(2,979,971)	$(88,205,437)	(5,990,255)	$(96,880,487)
Financial Industries Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,084,417	$16,798,122	2,406,120	$37,107,978
Distributions reinvested	1,778,261	19,863,174	99,951	1,684,170
Repurchased	(2,594,321)	(37,040,959)	(1,721,910)	(26,308,836)
Net increase (decrease)	268,357	$(379,663)	784,161	$12,483,312
Series II shares
Sold	242,009	$3,772,389	530,724	$8,049,134
Distributions reinvested	308,896	3,410,210	15,374	256,431
Repurchased	(433,474)	(6,398,034)	(369,325)	(5,646,896)
Net increase	117,431	$784,565	176,773	$2,658,669
Series NAV shares
Sold	201,880	$2,997,287	388,970	$5,867,607
Distributions reinvested	511,035	5,682,706	27,439	460,694
Repurchased	(382,881)	(5,828,390)	(235,772)	(3,563,280)
Net increase	330,034	$2,851,603	180,637	$2,765,021
Total net increase	715,822	$3,256,505	1,141,571	$17,907,002
Fundamental All Cap Core Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	270,135	$8,279,141	406,026	$14,637,922
Distributions reinvested	365,644	9,232,515	286,683	10,257,524
Repurchased	(969,300)	(30,118,608)	(872,953)	(30,177,525)
Net decrease	(333,521)	$(12,606,952)	(180,244)	$(5,282,079)
Series II shares
Sold	109,970	$3,152,631	139,310	$5,003,671
Distributions reinvested	168,557	4,237,517	131,690	4,693,418
Repurchased	(306,016)	(9,426,443)	(269,847)	(9,458,343)
Net increase (decrease)	(27,489)	$(2,036,295)	1,153	$238,746
150

Portfolio share transactions, continued

Fundamental All Cap Core Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	71,059	$1,965,309	30,508	$1,116,964
Distributions reinvested	7,170,424	182,415,585	5,141,230	185,238,532
Repurchased	(5,342,624)	(165,588,376)	(4,614,549)	(163,136,432)
Net increase	1,898,859	$18,792,518	557,189	$23,219,064
Total net increase	1,537,849	$4,149,271	378,098	$18,175,731
Fundamental Large Cap Value Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	484,457	$12,901,599	833,577	$24,538,756
Distributions reinvested	2,765,338	59,869,578	1,923,725	56,191,998
Repurchased	(1,906,564)	(48,965,339)	(1,618,362)	(47,645,244)
Net increase	1,343,231	$23,805,838	1,138,940	$33,085,510
Series II shares
Sold	92,473	$2,345,895	288,138	$8,627,981
Distributions reinvested	953,757	20,858,656	697,583	20,550,791
Repurchased	(848,830)	(22,155,525)	(1,224,753)	(36,321,712)
Net increase (decrease)	197,400	$1,049,026	(239,032)	$(7,142,940)
Series NAV shares
Sold	992,762	$25,399,158	532,626	$15,626,092
Distributions reinvested	1,054,231	22,834,638	644,011	18,824,449
Repurchased	(506,899)	(12,991,496)	(489,747)	(14,301,970)
Net increase	1,540,094	$35,242,300	686,890	$20,148,571
Total net increase	3,080,725	$60,097,164	1,586,798	$46,091,141
Global Equity Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	242,517	$4,839,149	24,461	$585,176
Distributions reinvested	1,097,880	20,793,841	—	—
Repurchased	(1,399,742)	(29,896,868)	(1,791,634)	(41,746,795)
Net decrease	(59,345)	$(4,263,878)	(1,767,173)	$(41,161,619)
Series II shares
Sold	7,020	$146,361	25,425	$585,810
Distributions reinvested	105,594	1,986,235	—	—
Repurchased	(207,796)	(4,561,661)	(170,225)	(3,934,880)
Net decrease	(95,182)	$(2,429,065)	(144,800)	$(3,349,070)
Series NAV shares
Sold	152,212	$3,148,571	96,324	$2,273,735
Distributions reinvested	204,986	3,880,386	—	—
Repurchased	(205,282)	(4,648,171)	(167,278)	(3,912,759)
Net increase (decrease)	151,916	$2,380,786	(70,954)	$(1,639,024)
Total net decrease	(2,611)	$(4,312,157)	(1,982,927)	$(46,149,713)
Health Sciences Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	154,692	$4,126,842	151,159	$5,123,396
Distributions reinvested	343,309	7,902,983	250,513	7,928,751
Repurchased	(347,337)	(9,018,924)	(427,679)	(13,861,884)
Net increase (decrease)	150,664	$3,010,901	(26,007)	$(809,737)
Series II shares
Sold	127,268	$2,927,729	88,746	$2,671,998
Distributions reinvested	381,868	7,645,003	290,957	8,175,901
Repurchased	(500,355)	(11,374,107)	(668,796)	(19,523,183)
Net increase (decrease)	8,781	$(801,375)	(289,093)	$(8,675,284)
151

Portfolio share transactions, continued

Health Sciences Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	347,866	$9,606,723	395,215	$13,031,083
Distributions reinvested	777,648	18,360,269	530,985	17,177,377
Repurchased	(439,580)	(11,744,542)	(291,477)	(9,558,553)
Net increase	685,934	$16,222,450	634,723	$20,649,907
Total net increase	845,379	$18,431,976	319,623	$11,164,886
International Equity Index Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	856,184	$14,889,089	1,412,172	$29,421,870
Distributions reinvested	695,894	10,194,850	701,442	14,421,651
Repurchased	(1,843,574)	(32,227,631)	(2,255,163)	(46,583,337)
Net decrease	(291,496)	$(7,143,692)	(141,549)	$(2,739,816)
Series II shares
Sold	94,307	$1,636,255	77,591	$1,593,856
Distributions reinvested	39,723	583,130	40,901	842,152
Repurchased	(228,168)	(3,980,157)	(132,847)	(2,761,167)
Net decrease	(94,138)	$(1,760,772)	(14,355)	$(325,159)
Series NAV shares
Sold	4,925,098	$94,006,076	1,983,913	$41,473,560
Distributions reinvested	1,114,218	16,312,146	993,045	20,407,077
Repurchased	(3,797,835)	(68,674,931)	(1,303,931)	(26,792,167)
Net increase	2,241,481	$41,643,291	1,673,027	$35,088,470
Total net increase	1,855,847	$32,738,827	1,517,123	$32,023,495
International Small Company Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	48,100	$578,298	64,016	$1,070,427
Distributions reinvested	186,615	1,961,324	67,364	1,102,079
Repurchased	(236,271)	(3,039,410)	(290,204)	(4,664,694)
Net decrease	(1,556)	$(499,788)	(158,824)	$(2,492,188)
Series II shares
Sold	59,142	$749,592	101,515	$1,647,422
Distributions reinvested	106,684	1,120,179	35,726	583,400
Repurchased	(128,833)	(1,777,767)	(197,559)	(3,222,268)
Net increase (decrease)	36,993	$92,004	(60,318)	$(991,446)
Series NAV shares
Sold	1,078,935	$14,355,495	829,594	$13,384,517
Distributions reinvested	740,408	7,781,693	219,720	3,594,628
Repurchased	(1,494,698)	(18,366,096)	(688,863)	(11,156,806)
Net increase	324,645	$3,771,092	360,451	$5,822,339
Total net increase	360,082	$3,363,308	141,309	$2,338,705
Lifestyle Balanced Portfolio	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	108,574	$1,571,824	350,913	$5,960,454
Distributions reinvested	299,180	3,723,778	161,430	2,732,821
Repurchased	(335,774)	(4,911,394)	(505,997)	(8,585,153)
Net increase	71,980	$384,208	6,346	$108,122
Series II shares
Sold	1,800,403	$26,420,348	2,739,861	$46,383,888
Distributions reinvested	6,684,532	83,290,674	3,756,334	63,670,255
Repurchased	(9,692,478)	(143,162,085)	(5,720,301)	(98,010,647)
Net increase (decrease)	(1,207,543)	$(33,451,063)	775,894	$12,043,496
152

Portfolio share transactions, continued

Lifestyle Balanced Portfolio, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	677,295	$9,455,184	1,019,211	$17,332,230
Distributions reinvested	1,251,214	15,561,223	619,664	10,480,543
Repurchased	(629,540)	(9,242,763)	(341,995)	(5,814,240)
Net increase	1,298,969	$15,773,644	1,296,880	$21,998,533
Total net increase (decrease)	163,406	$(17,293,211)	2,079,120	$34,150,151
Lifestyle Conservative Portfolio	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	260,082	$3,295,265	456,387	$6,636,109
Distributions reinvested	111,281	1,219,199	66,898	952,622
Repurchased	(384,165)	(4,870,792)	(387,855)	(5,634,999)
Net increase (decrease)	(12,802)	$(356,328)	135,430	$1,953,732
Series II shares
Sold	1,089,568	$13,657,491	2,474,011	$35,896,026
Distributions reinvested	1,098,945	12,042,860	690,777	9,844,226
Repurchased	(3,306,046)	(41,594,576)	(3,418,405)	(49,755,063)
Net decrease	(1,117,533)	$(15,894,225)	(253,617)	$(4,014,811)
Series NAV shares
Sold	178,734	$2,192,673	215,638	$3,117,146
Distributions reinvested	56,611	619,523	29,310	417,268
Repurchased	(88,198)	(1,128,710)	(326,119)	(4,754,740)
Net increase (decrease)	147,147	$1,683,486	(81,171)	$(1,220,326)
Total net decrease	(983,188)	$(14,567,067)	(199,358)	$(3,281,405)
Lifestyle Growth Portfolio	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	252,271	$4,014,886	482,371	$9,174,447
Issued in reorganization (Note 14)	—	—	170,489	3,248,951
Distributions reinvested	2,322,150	30,241,595	1,163,529	21,705,431
Repurchased	(1,427,281)	(22,822,787)	(1,512,729)	(28,626,894)
Net increase	1,147,140	$11,433,694	303,660	$5,501,935
Series II shares
Sold	2,025,551	$33,484,927	250,370	$4,374,069
Issued in reorganization (Note 14)	—	—	866,692	16,521,890
Distributions reinvested	49,729,037	647,255,878	25,324,882	472,384,545
Repurchased	(34,683,661)	(554,506,480)	(39,667,271)	(753,951,243)
Net increase (decrease)	17,070,927	$126,234,325	(13,225,327)	$(260,670,739)
Series NAV shares
Sold	1,145,829	$18,345,669	2,277,471	$43,392,632
Issued in reorganization (Note 14)	—	—	1,012,011	19,278,479
Distributions reinvested	5,897,578	76,795,903	2,691,995	50,210,447
Repurchased	(1,028,009)	(16,734,773)	(1,187,199)	(22,682,038)
Net increase	6,015,398	$78,406,799	4,794,278	$90,199,520
Total net increase (decrease)	24,233,465	$216,074,818	(8,127,389)	$(164,969,284)
Lifestyle Moderate Portfolio	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	51,600	$723,171	235,961	$3,794,864
Distributions reinvested	113,432	1,347,535	65,406	1,045,218
Repurchased	(148,330)	(2,118,575)	(200,993)	(3,251,715)
Net increase (decrease)	16,702	$(47,869)	100,374	$1,588,367
Series II shares
Sold	1,049,266	$14,651,039	992,897	$16,079,867
Distributions reinvested	1,990,938	23,679,443	1,166,903	18,665,532
Repurchased	(3,407,519)	(47,458,410)	(2,601,213)	(42,202,891)
Net decrease	(367,315)	$(9,127,928)	(441,413)	$(7,457,492)
153

Portfolio share transactions, continued

Lifestyle Moderate Portfolio, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	388,360	$5,341,648	578,191	$9,294,148
Distributions reinvested	346,202	4,112,909	176,601	2,820,705
Repurchased	(314,835)	(4,392,892)	(172,780)	(2,771,396)
Net increase	419,727	$5,061,665	582,012	$9,343,457
Total net increase (decrease)	69,114	$(4,114,132)	240,973	$3,474,332
Mid Cap Growth Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	474,958	$5,996,906	176,289	$4,216,771
Distributions reinvested	7,921,332	55,924,606	2,949,356	62,172,424
Repurchased	(1,615,434)	(20,019,596)	(1,246,522)	(32,485,275)
Net increase	6,780,856	$41,901,916	1,879,123	$33,903,920
Series II shares
Sold	201,275	$1,949,666	181,138	$4,271,299
Distributions reinvested	5,358,939	29,634,931	1,795,021	33,315,597
Repurchased	(978,547)	(11,343,695)	(970,112)	(23,246,365)
Net increase	4,581,667	$20,240,902	1,006,047	$14,340,531
Series NAV shares
Sold	4,267,005	$55,621,997	2,500,700	$64,429,240
Distributions reinvested	21,390,138	158,500,923	7,763,130	168,149,385
Repurchased	(6,680,194)	(96,826,022)	(4,097,783)	(111,815,881)
Net increase	18,976,949	$117,296,898	6,166,047	$120,762,744
Total net increase	30,339,472	$179,439,716	9,051,217	$169,007,195
Mid Cap Index Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	483,842	$10,427,675	1,406,627	$34,634,399
Distributions reinvested	7,612,684	134,972,895	2,743,185	66,961,139
Repurchased	(5,114,569)	(108,063,655)	(7,161,492)	(175,155,190)
Net increase (decrease)	2,981,957	$37,336,915	(3,011,680)	$(73,559,652)
Series II shares
Sold	9,031	$208,383	63,515	$1,561,811
Distributions reinvested	497,835	8,761,887	181,994	4,415,180
Repurchased	(421,611)	(9,018,764)	(429,273)	(10,470,671)
Net increase (decrease)	85,255	$(48,494)	(183,764)	$(4,493,680)
Series NAV shares
Sold	581,559	$12,558,395	1,715,866	$42,052,950
Distributions reinvested	2,071,983	36,736,251	734,976	17,940,775
Repurchased	(1,607,197)	(34,747,358)	(1,840,063)	(44,569,848)
Net increase	1,046,345	$14,547,288	610,779	$15,423,877
Total net increase (decrease)	4,113,557	$51,835,709	(2,584,665)	$(62,629,455)
Mid Value Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,887,361	$21,863,151	2,187,644	$26,039,905
Distributions reinvested	2,939,583	27,955,439	1,140,851	13,610,356
Repurchased	(2,676,534)	(30,236,736)	(3,841,551)	(45,319,933)
Net increase (decrease)	2,150,410	$19,581,854	(513,056)	$(5,669,672)
Series II shares
Sold	402,906	$4,512,144	616,257	$7,515,590
Distributions reinvested	665,152	6,338,897	251,159	2,998,835
Repurchased	(656,453)	(7,347,098)	(831,316)	(9,834,529)
Net increase	411,605	$3,503,943	36,100	$679,896
154

Portfolio share transactions, continued

Mid Value Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,237,635	$13,789,529	770,723	$9,108,996
Distributions reinvested	4,012,010	37,793,133	1,712,639	20,260,519
Repurchased	(5,971,524)	(70,395,258)	(5,816,234)	(68,359,507)
Net decrease	(721,879)	$(18,812,596)	(3,332,872)	$(38,989,992)
Total net increase (decrease)	1,840,136	$4,273,201	(3,809,828)	$(43,979,768)
Real Estate Securities Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	60,531	$1,288,229	109,696	$2,686,669
Distributions reinvested	332,206	5,670,752	40,588	1,028,492
Repurchased	(344,283)	(7,713,498)	(496,205)	(11,625,824)
Net increase (decrease)	48,454	$(754,517)	(345,921)	$(7,910,663)
Series II shares
Sold	115,979	$2,672,394	244,925	$5,909,791
Distributions reinvested	175,598	2,995,698	19,557	495,183
Repurchased	(307,431)	(7,256,992)	(366,986)	(8,597,536)
Net decrease	(15,854)	$(1,588,900)	(102,504)	$(2,192,562)
Series NAV shares
Sold	1,022,353	$23,449,641	406,157	$9,489,362
Distributions reinvested	1,408,695	23,849,206	159,883	4,022,665
Repurchased	(1,764,430)	(38,435,032)	(935,914)	(21,487,588)
Net increase (decrease)	666,618	$8,863,815	(369,874)	$(7,975,561)
Total net increase (decrease)	699,218	$6,520,398	(818,299)	$(18,078,786)
Science & Technology Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	993,874	$20,805,507	595,932	$26,145,447
Distributions reinvested	20,968,397	240,507,519	4,620,916	174,485,794
Repurchased	(4,152,187)	(96,928,182)	(4,822,740)	(206,372,873)
Net increase (decrease)	17,810,084	$164,384,844	394,108	$(5,741,632)
Series II shares
Sold	129,298	$2,351,858	235,324	$9,523,589
Distributions reinvested	2,493,306	23,611,608	500,563	17,304,448
Repurchased	(505,560)	(12,070,969)	(516,323)	(20,655,274)
Net increase	2,117,044	$13,892,497	219,564	$6,172,763
Series NAV shares
Sold	602,365	$13,828,818	279,157	$11,995,758
Distributions reinvested	4,262,348	50,977,686	807,111	31,106,075
Repurchased	(445,063)	(11,404,961)	(264,757)	(11,567,250)
Net increase	4,419,650	$53,401,543	821,511	$31,534,583
Total net increase	24,346,778	$231,678,884	1,435,183	$31,965,714
Small Cap Index Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,159,810	$16,343,787	2,876,576	$53,464,114
Distributions reinvested	4,627,769	54,468,844	2,049,038	36,104,058
Repurchased	(2,942,082)	(41,440,097)	(4,433,679)	(81,026,808)
Net increase	2,845,497	$29,372,534	491,935	$8,541,364
Series II shares
Sold	54,871	$770,472	105,651	$1,920,724
Distributions reinvested	360,990	4,212,751	161,323	2,821,544
Repurchased	(276,623)	(3,879,308)	(335,465)	(6,119,976)
Net increase (decrease)	139,238	$1,103,915	(68,491)	$(1,377,708)
155

Portfolio share transactions, continued

Small Cap Index Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	780,666	$10,923,779	1,784,256	$32,919,972
Distributions reinvested	1,666,296	19,645,629	732,232	12,923,887
Repurchased	(1,429,921)	(20,593,422)	(1,557,864)	(28,232,952)
Net increase	1,017,041	$9,975,986	958,624	$17,610,907
Total net increase	4,001,776	$40,452,435	1,382,068	$24,774,563
Small Cap Opportunities Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	97,570	$2,894,788	99,534	$3,228,275
Distributions reinvested	456,445	11,570,880	70,769	2,357,324
Repurchased	(336,282)	(10,039,296)	(441,462)	(14,025,928)
Net increase (decrease)	217,733	$4,426,372	(271,159)	$(8,440,329)
Series II shares
Sold	53,084	$1,442,610	202,803	$6,357,273
Distributions reinvested	171,107	4,214,354	25,459	827,428
Repurchased	(161,975)	(4,670,639)	(327,848)	(10,200,183)
Net increase (decrease)	62,216	$986,325	(99,586)	$(3,015,482)
Series NAV shares
Sold	506,103	$15,060,834	604,716	$19,530,350
Distributions reinvested	265,844	6,675,349	28,006	925,316
Repurchased	(99,461)	(2,956,342)	(644,489)	(20,537,137)
Net increase (decrease)	672,486	$18,779,841	(11,767)	$(81,471)
Total net increase (decrease)	952,435	$24,192,538	(382,512)	$(11,537,282)
Small Cap Stock Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	663,768	$4,907,556	1,399,894	$17,241,927
Distributions reinvested	4,028,836	20,748,505	1,696,147	17,775,622
Repurchased	(1,921,384)	(14,463,192)	(3,506,932)	(42,513,704)
Net increase (decrease)	2,771,220	$11,192,869	(410,891)	$(7,496,155)
Series II shares
Sold	133,372	$806,059	245,953	$2,725,806
Distributions reinvested	1,656,321	7,254,687	645,617	6,055,887
Repurchased	(732,148)	(4,485,859)	(918,139)	(10,050,916)
Net increase (decrease)	1,057,545	$3,574,887	(26,569)	$(1,269,223)
Series NAV shares
Sold	432,031	$3,094,082	3,538,857	$46,383,861
Distributions reinvested	8,767,136	46,816,507	3,626,860	38,952,480
Repurchased	(2,734,715)	(22,400,144)	(4,044,598)	(49,233,763)
Net increase	6,464,452	$27,510,445	3,121,119	$36,102,578
Total net increase	10,293,217	$42,278,201	2,683,659	$27,337,200
Small Cap Value Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	392,402	$6,508,219	954,599	$16,682,686
Distributions reinvested	1,901,625	25,481,781	137,341	2,461,150
Repurchased	(1,862,551)	(30,296,336)	(2,541,053)	(43,636,062)
Net increase (decrease)	431,476	$1,693,664	(1,449,113)	$(24,492,226)
Series II shares
Sold	161,451	$2,668,108	399,797	$6,852,808
Distributions reinvested	281,524	3,738,639	17,950	318,967
Repurchased	(353,463)	(5,821,939)	(504,592)	(8,679,685)
Net increase (decrease)	89,512	$584,808	(86,845)	$(1,507,910)
156

Portfolio share transactions, continued

Small Cap Value Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,229,398	$18,152,101	1,850,998	$30,498,599
Distributions reinvested	3,535,566	47,129,095	269,463	4,804,529
Repurchased	(3,486,794)	(59,032,856)	(3,610,676)	(63,597,921)
Net increase (decrease)	1,278,170	$6,248,340	(1,490,215)	$(28,294,793)
Total net increase (decrease)	1,799,158	$8,526,812	(3,026,173)	$(54,294,929)
Small Company Value Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	181,155	$1,870,291	310,162	$3,846,663
Distributions reinvested	689,328	6,135,017	130,830	1,636,688
Repurchased	(590,227)	(6,301,641)	(960,328)	(11,709,542)
Net increase (decrease)	280,256	$1,703,667	(519,336)	$(6,226,191)
Series II shares
Sold	75,857	$774,177	106,673	$1,255,246
Distributions reinvested	588,506	4,931,682	101,896	1,212,560
Repurchased	(541,981)	(5,392,907)	(785,773)	(9,064,155)
Net increase (decrease)	122,382	$312,952	(577,204)	$(6,596,349)
Series NAV shares
Sold	404,303	$4,304,911	449,811	$5,398,970
Distributions reinvested	897,310	7,932,221	153,343	1,906,048
Repurchased	(482,487)	(5,059,230)	(701,374)	(8,399,467)
Net increase (decrease)	819,126	$7,177,902	(98,220)	$(1,094,449)
Total net increase (decrease)	1,221,764	$9,194,521	(1,194,760)	$(13,916,989)
Strategic Equity Allocation Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	5,734,507	$103,462,422	347,816	$8,219,267
Distributions reinvested	90,277,463	1,325,273,153	46,370,084	1,025,242,559
Repurchased	(52,290,796)	(985,501,439)	(83,517,168)	(1,907,048,965)
Net increase (decrease)	43,721,174	$443,234,136	(36,799,268)	$(873,587,139)
Total net increase (decrease)	43,721,174	$443,234,136	(36,799,268)	$(873,587,139)
Total Stock Market Index Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	743,513	$18,741,014	1,399,592	$41,309,343
Distributions reinvested	3,349,185	70,332,892	1,141,791	34,482,074
Repurchased	(3,259,410)	(82,750,719)	(3,277,674)	(97,097,932)
Net increase (decrease)	833,288	$6,323,187	(736,291)	$(21,306,515)
Series II shares
Sold	16,813	$403,035	91,845	$2,618,162
Distributions reinvested	286,785	5,990,945	93,694	2,815,513
Repurchased	(163,141)	(4,101,240)	(223,069)	(6,518,989)
Net increase (decrease)	140,457	$2,292,740	(37,530)	$(1,085,314)
Series NAV shares
Sold	306,224	$7,714,852	246,685	$7,249,329
Distributions reinvested	1,436,334	30,163,023	469,477	14,173,525
Repurchased	(801,651)	(21,087,189)	(530,868)	(15,523,190)
Net increase	940,907	$16,790,686	185,294	$5,899,664
Total net increase (decrease)	1,914,652	$25,406,613	(588,527)	$(16,492,165)
Affiliates of the Trust owned 100% of shares of the portfolios, with the exception of Emerging Markets Value Trust, Financial Industries Trust, Fundamental All Cap Core Trust and International Small Company Trust, where affiliates owned 99.41%, 83.26%, 99.57% and 81.23% of Series II, respectively, and Emerging Markets Value Trust and International Equity Index Trust, where affiliates owned 59.16% and 99.97% of Series NAV, respectively, on December 31, 2022. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
157

7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended December 31, 2022:
	Purchases		Sales
Portfolio	U.S. Government	Purchases	U.S. Government	Sales
500 Index Trust	—	$135,911,466	—	$256,199,211
American Asset Allocation Trust	—	155,986,364	—	113,007,862
American Global Growth Trust	—	37,557,317	—	25,998,736
American Growth Trust	—	177,608,804	—	98,477,523
American Growth-Income Trust	—	109,487,935	—	116,404,817
American International Trust	—	77,354,085	—	58,026,140
Blue Chip Growth Trust	—	293,213,570	—	414,736,485
Capital Appreciation Trust	—	159,925,020	—	269,357,017
Capital Appreciation Value Trust	$87,475,549	277,914,837	$45,000,618	311,037,707
Disciplined Value International Trust	—	195,056,774	—	234,347,590
Emerging Markets Value Trust	—	33,089,326	—	42,135,533
Equity Income Trust	—	228,040,745	—	461,062,585
Financial Industries Trust	—	77,726,957	—	101,117,939
Fundamental All Cap Core Trust	—	601,061,017	—	811,283,549
Fundamental Large Cap Value Trust	—	155,739,610	—	179,320,139
Global Equity Trust	—	180,622,828	—	207,355,103
Health Sciences Trust	—	66,797,983	—	85,074,932
International Equity Index Trust	—	69,311,413	—	44,388,963
International Small Company Trust	—	21,548,340	—	26,054,034
Lifestyle Balanced Portfolio	—	146,076,068	—	165,101,907
Lifestyle Conservative Portfolio	—	29,344,738	—	46,560,343
Lifestyle Growth Portfolio	—	813,512,180	—	660,089,359
Lifestyle Moderate Portfolio	—	47,160,124	—	53,579,106
Mid Cap Growth Trust	—	619,969,274	—	677,480,398
Mid Cap Index Trust	—	141,206,439	—	256,425,907
Mid Value Trust	—	275,094,715	—	320,636,928
Real Estate Securities Trust	—	319,597,880	—	339,376,635
Science & Technology Trust	—	838,908,870	—	926,243,075
Small Cap Index Trust	—	66,851,628	—	95,933,267
Small Cap Opportunities Trust	—	42,926,710	—	41,655,146
Small Cap Stock Trust	—	250,381,061	—	277,586,750
Small Cap Value Trust	—	196,007,745	—	256,518,350
Small Company Value Trust	—	36,719,415	—	47,736,837
Strategic Equity Allocation Trust	—	302,991,148	—	1,025,644,205
Total Stock Market Index Trust	—	11,055,677	—	84,531,935
8.  Industry or sector risk
The portfolios may invest a large percentage of their assets in one or more particular industries or sectors of the economy. If a large percentage of a portfolio's assets are economically tied to a single or small number of industries or sectors of the economy, the portfolio will be less diversified than a more broadly diversified portfolio, and it may cause the portfolio to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the portfolio’s NAV more volatile. Further, a portfolio that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
9.  Investment in affiliated underlying funds
The Lifestyle Portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The Lifestyle Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each affiliated underlying funds’ net assets. At December 31, 2022, the following portfolios held 5% or more of the net assets of the affiliated underlying funds shown below:
Portfolio	Affiliated Fund	Percentage of underlying fund net assets
Lifestyle Balanced Portfolio	Select Bond Trust	7.5%
	Strategic Equity Allocation Trust	6.5%
Lifestyle Growth Portfolio	Strategic Equity Allocation Trust	49.7%
	Select Bond Trust	24.2%
Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
158

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
500 Index Trust
John Hancock Collateral Trust*	22,137,618	$2,433,032	$475,202,475	$(256,412,706)	$(17,922)	$78,322	$2,258,690	—	$221,283,201
Blue Chip Growth Trust
John Hancock Collateral Trust*	116,993	$7,988,139	$80,865,030	$(87,676,316)	$(7,682)	$265	$57,215	—	$1,169,436
Capital Appreciation Trust
John Hancock Collateral Trust*	285,111	$104,677	$2,882,070	$(136,802)	$(18)	$(10)	—	—	$2,849,917
Capital Appreciation Value Trust
John Hancock Collateral Trust*	—	$1,954,744	$10,968,090	$(12,922,050)	$(1,137)	$353	$7,322	—	—
Disciplined Value International Trust
John Hancock Collateral Trust*	—	—	$61,418,512	$(61,416,125)	$(2,387)	—	$39,478	—	—
Emerging Markets Value Trust
John Hancock Collateral Trust*	—	$1,942,586	$12,557,289	$(14,498,851)	$(1,327)	$303	$54,130	$280	—
Equity Income Trust
John Hancock Collateral Trust*	5,642,825	$6,149,481	$146,365,724	$(96,112,518)	$2,458	$(598)	$109,571	—	$56,404,547
Financial Industries Trust
John Hancock Collateral Trust*	568,344	—	$33,678,284	$(27,998,460)	$1,144	$82	$33,921	—	$5,681,050
Fundamental All Cap Core Trust
John Hancock Collateral Trust	4,581,360	—	$149,849,846	$(104,064,680)	$8,695	$497	$311,851	—	$45,794,358
Fundamental Large Cap Value Trust
John Hancock Collateral Trust	610,732	—	$31,577,919	$(25,475,138)	$656	$1,316	$107,132	—	$6,104,753
International Equity Index Trust
John Hancock Collateral Trust*	14,256	$2,968,797	$114,333,730	$(117,151,471)	$(8,644)	$87	$120,407	$654	$142,499
International Small Company Trust
John Hancock Collateral Trust*	—	$2,475,909	$20,576,979	$(23,049,528)	$(3,888)	$528	$61,858	$480	—
Lifestyle Balanced Portfolio
Select Bond Trust	39,124,748	$594,048,540	$51,493,928	$(99,064,439)	$(8,400,083)	$(90,099,584)	$14,419,063	$3,800,739	$447,978,362
Strategic Equity Allocation Trust	29,670,029	605,352,589	94,582,140	(66,037,468)	8,976,456	(191,889,281)	7,304,267	78,040,132	450,984,436
					$576,373	$(281,988,865)	$21,723,330	$81,840,871	$898,962,798
Lifestyle Conservative Portfolio
John Hancock Collateral Trust	2,123	—	$22,280	$(1,066)	—	$3	$148	—	$21,217
Select Bond Trust	11,548,333	$180,432,462	12,306,132	(30,859,542)	$(2,364,882)	(27,285,763)	4,315,111	$1,137,424	132,228,407
Strategic Equity Allocation Trust	2,178,140	45,036,283	17,038,606	(15,700,801)	1,693,210	(14,959,566)	544,761	5,820,329	33,107,732
					$(671,672)	$(42,245,326)	$4,860,020	$6,957,753	$165,357,356
Lifestyle Growth Portfolio
Select Bond Trust	125,741,645	$1,885,450,327	$152,141,437	$(281,124,095)	$(21,684,274)	$(295,041,564)	$46,573,088	$12,276,261	$1,439,741,831
Strategic Equity Allocation Trust	225,848,655	4,541,486,014	661,370,743	(378,965,264)	46,753,372	(1,437,745,313)	55,437,611	592,305,622	3,432,899,552
					$25,069,098	$(1,732,786,877)	$102,010,699	$604,581,883	$4,872,641,383
Lifestyle Moderate Portfolio
John Hancock Collateral Trust	1,564	—	$15,629	—	—	$1	$95	—	$15,630
159

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Select Bond Trust	14,323,906	$215,666,085	$20,153,353	$(35,725,804)	$(3,417,294)	$(32,667,622)	$5,290,618	$1,394,560	$164,008,718
Strategic Equity Allocation Trust	7,280,355	146,136,996	27,006,771	(17,853,302)	3,506,808	(48,135,870)	1,800,200	19,233,672	110,661,403
					$89,514	$(80,803,491)	$7,090,913	$20,628,232	$274,685,751
Mid Cap Growth Trust
John Hancock Collateral Trust*	1,584,624	$50,950,585	$183,003,014	$(218,100,590)	$(19,234)	$5,807	$55,190	—	$15,839,582
Mid Cap Index Trust
John Hancock Collateral Trust*	3,792,295	$9,901,319	$204,310,751	$(176,305,176)	$(7,266)	$7,393	$636,210	—	$37,907,021
Mid Value Trust
John Hancock Collateral Trust*	1,304,933	$1,029,121	$67,073,418	$(55,057,638)	$(1,853)	$799	$42,047	—	$13,043,847
Real Estate Securities Trust
John Hancock Collateral Trust*	—	$1,555,545	$7,691,381	$(9,246,282)	$(900)	$256	$1,612	—	—
Science & Technology Trust
John Hancock Collateral Trust*	294,735	$8,572,790	$94,216,776	$(99,833,423)	$(10,655)	$620	$103,020	—	$2,946,108
Small Cap Index Trust
John Hancock Collateral Trust*	2,484,985	$6,126,348	$129,547,248	$(110,832,103)	$(9,013)	$6,933	$875,410	—	$24,839,413
Small Cap Opportunities Trust
John Hancock Collateral Trust*	91,503	$806,089	$7,509,569	$(7,400,975)	$(264)	$230	$4,482	—	$914,649
Small Cap Stock Trust
John Hancock Collateral Trust*	630,107	$2,941,841	$79,387,233	$(76,029,655)	$(1,512)	$520	$18,773	—	$6,298,427
Small Cap Value Trust
John Hancock Collateral Trust*	609,076	—	$14,971,468	$(8,883,190)	$(78)	$(1)	$2,209	—	$6,088,199
Small Company Value Trust
John Hancock Collateral Trust*	84,715	$1,741,904	$17,535,439	$(18,428,191)	$(2,533)	$178	$25,655	—	$846,797
Strategic Equity Allocation Trust
John Hancock Collateral Trust*	23,449,033	$26,701,436	$1,106,441,147	$(898,745,510)	$(47,655)	$42,429	$3,183,582	—	$234,391,847
Total Stock Market Index Trust
John Hancock Collateral Trust*	2,527,141	$6,114,405	$95,999,905	$(76,850,951)	$(4,375)	$1,813	$383,128	—	$25,260,797
*	Refer to the Securities lending note within Note 2 for details regarding this investment.
10.  Investment in affiliates of advisor
Information regarding the portfolios’ fiscal year to date purchases and sales of affiliated investments of the advisor as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Equity Index Trust
Manulife Financial Corp.	68,000	$1,259,869	$115,923	$(80,704)	$27,304	$(109,541)	$58,255	—	$1,212,851
11.  Investment by affiliated funds
Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolios' net assets. At December 31, 2022, the following fund(s) had an affiliate ownership of 5% or more of the portfolios' net assets:
160

Investment by affiliated funds, continued

Portfolio	Affiliated Concentration
Blue Chip Growth Trust	29.1%
Equity Income Trust	42.0%
Mid Cap Growth Trust	24.4%
Mid Value Trust	29.2%
Small Cap Value Trust	26.6%
Strategic Equity Allocation Trust	100.0%
12.  Interfund trading
The portfolios are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the portfolios from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2022, the portfolios engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:
Portfolio	Purchases	Sales
Blue Chip Growth Trust	$5,234,570	—
Capital Appreciation Value Trust	920,405	—
Mid Value Trust	288,672	$69,180
Science & Technology Trust	—	10,509
Small Company Value Trust	178,701	—
13.  Restricted securities
The portfolios may hold restricted securities which are restricted as to resale and the portfolios have limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at December 31, 2022:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Emerging Markets Value Trust
Yes Bank, Ltd., Lock-In Shares	10-4-21	$618,081	147,461	—	—	147,461	0.0%[1]	$35,967
Mid Cap Growth Trust
Essence Group Holdings Corp.	5-1-14	$2,731,549	1,663,188	—	—	1,663,188	0.6%	$3,376,272
Lookout, Inc., Series F	7-31-14	2,338,736	211,003	—	—	211,003	0.3%	1,601,513
								$4,977,785
[1]	Less than 0.05%.
14.  Reorganization
Fiscal year ended December 31, 2021, portfolio mergers:
Lifestyle Growth Portfolio. On April 6, 2021, the shareholders of Lifestyle Aggressive Portfolio (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Lifestyle Growth Portfolio (the Acquiring Portfolio) with a value equal to the net assets transferred.
The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.
The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Advisor. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 23, 2021. The following outlines the reorganization:
Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Lifestyle Growth Portfolio	Lifestyle Aggressive Portfolio	$39,049,320	$4,861,895	2,670,510	2,049,192	$6,517,387,239	$6,556,436,559
See Note 6 for capital shares issued in connection with the above referenced reorganization.
161

15.  LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
16.  New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
17.  Other matters
Tribune
The Trust and several of its portfolios, including the 500 Index Trust, Equity Income Trust, Mid Value Trust and Total Stock Market Index Trust (the “portfolios”), were named as defendants in a number of adversary proceedings in state and Federal courts across the country arising out of an $8 billion leveraged buyout (“LBO”) transaction in 2007 whereby the Tribune Company (“Tribune”) converted to a privately held company. In Kirchner v. FitzSimons, No.12-2652 (S.D.N.Y.) (the “FitzSimons Action”), the plaintiff alleges that Tribune insiders and shareholders were overpaid for their Tribune stock and is attempting to obtain from former shareholders the proceeds received in connection with the LBO. This claim was brought as a putative defendant class action that names certain shareholders as representatives of a potential class comprised of all Tribune shareholders that tendered their shares in the LBO and received proceeds as a result, including certain John Hancock mutual funds. Certain John Hancock mutual funds received a total of approximately $49 million in connection with the LBO. The total amounts at issue for the 500 Index Trust, Equity Income Trust, Mid Value Trust, and Total Stock Market Index Trust are approximately $600,000, $30.5 million, $1.8 million, and $114,000, respectively. In addition, a group of Tribune creditors filed fifty-three actions in various state and federal courts against former Tribune shareholders asserting state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC Actions”). The FitzSimons Action and the SLCFC Actions have been consolidated with the other LBO-related lawsuits in a multidistrict litigation proceeding captioned in re Tribune Company Fraudulent Conveyance Litigation, No.11-md-2696 (S.D.N.Y.).
As of August 1, 2019, all claims related to this matter have been dismissed. However, two controlling rulings are being appealed- 1) the plaintiffs are seeking U.S. Supreme Court review of the Court of Appeals for the Second Circuit’s dismissal of the plaintiff’s state law constructive fraudulent conveyance claims; and 2) the plaintiffs are appealing the dismissal of the plaintiff’s intentional fraudulent transfer claim against the shareholder defendants. On April 19, 2021, the U.S. Supreme Court rejected the plaintiff’s petition for review; and on August 4, 2021, the Second Circuit Court of Appeals issued its opinion affirming the dismissal of the plaintiff’s claim. On September 3, 2021, a petition was filed by the plaintiffs for a rehearing with the Court of Appeals for the Second Circuit. On October 17, 2021, this petition was denied. On January 5, 2022, the plaintiff filed a petition with the Supreme Court of the United States, seeking further review of the Second Circuit’s decision. On February 22, 2022 the Supreme Court denied the petition, closing the case.
The Jones Group
Strategic Equity Allocation Trust, Small Cap Index Trust, Small Cap Opportunities Trust, and other affiliates have been named as defendants in a lawsuit related to The Jones Group, a fashion company. It is alleged that in 2014, The Jones Group consummated a series of transactions that rendered it insolvent, increased debt, significantly decreased its assets, and distributed more than $1 billion to its shareholders, all to the detriment of the company and its creditors. Equivalent lawsuits have been filed in California, New Jersey, Texas, Illinois and Florida. The total amounts at issue for Strategic Equity Allocation Trust, Small Cap Index Trust, and Small Cap Opportunities Trust are approximately $375,000, $320,000, and $191,000, respectively.
On March 30, 2020, the plaintiffs filed a Motion for Transfer of Actions to the District of Massachusetts. The plaintiffs were seeking to consolidate 13 actions in 6 different federal districts against 188 defendants in a Multidistrict Panel in Massachusetts. $550 million is being sought from these 188 defendants. On April 27, 2020, the shareholder defendants filed their response to plaintiffs’ Motion to Transfer. On June 2, 2020, the United States Judicial Panel on Multidistrict Litigation issued a Transfer Order sending all the cases to the Southern District of New York. Accordingly, the litigation will be governed by Second Circuit precedent.
On June 12, 2020, a Scheduling Order was issued. On June 29, 2020, a global Motion to Dismiss Under the Safe Harbor of Section 546(e) of the Bankruptcy Code was filed by the defendants. On August 27, 2020, the Motion to Dismiss was granted. Following the dismissal, appeals were filed by the plaintiffs and are pending.
162

Other matters, continued

At this time, the portfolios cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the portfolios or if the portfolios enter into a settlement agreement with the plaintiffs, depending upon the circumstances, the payment of such judgement or settlement could have an adverse effect on the portfolios’ net asset value.
163

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth - Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Disciplined Value International Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Equity Trust, Health Sciences Trust, International Equity Index Trust, International Small Company Trust, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Value Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust and Total Stock Market Index Trust
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth - Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Disciplined Value International Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Equity Trust, Health Sciences Trust, International Equity Index Trust, International Small Company Trust, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Value Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust and Total Stock Market Index Trust (thirty-five of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
164

John Hancock Variable Insurance Trust
Special shareholder meeting

(Unaudited)
The portfolios held a Special Joint  Meeting of Shareholders on Friday, September 9, 2022. The following proposals were considered by the shareholders:
Proposal 1:To elect eight Trustees as members of the Board of Trustees of the Trust.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	6,312,220,638.454	31,482,911.803
Noni L. Ellison	6,307,344,100.566	36,359,449.691
Dean C. Garfield	6,306,606,071.373	37,097,478.884
Patricia Lizarraga	6,311,739,137.777	31,964,412.480
Frances G. Rathke	6,311,903,223.239	31,800,327.018
Non-Independent Trustees
Andrew G. Arnott	6,312,916,296.440	30,787,253.817
Marianne Harrison	6,309,699,822.026	34,003,728.231
Paul Lorentz	6,312,826,931.728	30,876,618.529
Proposal 2: To approve an amendment to the Declaration of Trust increasing the amount of time permitted between a record date and a shareholder meeting.
THE PROPOSAL PASSED ON September 9, 2022.
	Shares voted	% Of shares voted	% Of outstanding shares
For	6,243,364,216.560	98.419%	97.460%
Against	42,739,643.197	0.674%	0.667%
Abstain/Withheld	57,599,690.500	0.907%	0.899%
Proposal 3: To approve an amendment to the Declaration of Trust modifying certain amendment filing requirements.
THE PROPOSAL PASSED ON September 9, 2022.
	Shares voted	% Of shares voted	% Of outstanding shares
For	6,232,979,077.490	98.255%	97.298%
Against	44,982,081.873	0.709%	0.702%
Abstain/Withheld	65,742,390.894	1.036%	1.026%
165

John Hancock Variable Insurance Trust
Trustees and officers Information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

William H. Cunningham,[2] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

166

John Hancock Variable Insurance Trust
Trustees and officers Information

INDEPENDENT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
NON-INDEPENDENT TRUSTEES[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2012
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

167

John Hancock Variable Insurance Trust
Trustees and officers Information

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-344-1029.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
168

John Hancock Variable Insurance Trust
For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at www.sec.gov.
PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURE All of each fund's holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. Each fund’s Form N-PORT filings are available on the SEC’s website, www.sec.gov.
The report is certiﬁed under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to afﬁrm that, to the best of their knowledge, the information in their ﬁnancial reports is fairly and accurately stated in all material respects.
169

Information Control Center
P.O. Box 772
Boston, MA 02117-0772
More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham
*Noni L. Ellison^
Grace K. Fey
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga
*,^Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott, President
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer
Christopher (Kit) Sechler, Secretary and Chief Legal Officer
Trevor Swanberg, Chief Compliance Officer
†	Non-Independent Trustee
*	Member of the Audit Committee
^   Elected to serve as Independent Trustee effective as of September 9, 2022.
‡   Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
Investment advisor
John Hancock Variable Trust Advisers LLC
Principal distributor
John Hancock Distributors, LLC
JHT0A	12/31
2/23
1115015:1222

JOHN HANCOCK
Variable Insurance Trust

Bond Trusts
Annual report
December 31, 2022

John Hancock Variable Insurance Trust
Annual report — Table of contents

Portfolio	Manager’s commentary and fund performance	Summary Portfolio of investments
Active Bond Trust	4	17
Core Bond Trust	5	19
High Yield Trust	6	20
Investment Quality Bond Trust	7	23
Money Market Trust	8	26
Opportunistic Fixed Income Trust	9	27
Portfolio	Manager’s commentary and fund performance	Summary Portfolio of investments
Select Bond Trust	10	36
Short Term Government Income Trust	11	38
Strategic Income Opportunities Trust	12	39
Total Bond Market Trust	13	45
Ultra Short Term Bond Trust	14	46

2

John Hancock Variable Insurance Trust
Manager’s commentary and portfolio performance

Trust performance
In the following pages, we have set forth information regarding the performance of each fixed-income portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Performance tables
The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.
Graph—change in value of $10,000 investment and comparative indexes
The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are also compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.
Portfolio managers’ commentary
Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2022. The views expressed are those of the portfolio managers as of December 31, 2022, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Please note that the holdings discussed in each portfolio manager's commentary may not have been held by a portfolio for the entire period. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation, are not deposits or other obligations of, or guaranteed by, banks and are subject to investment risks, including loss of the principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures,which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
Standard & Poor’s, Standard & Poor’s 500, and S&P 500, are trademarks of The McGraw-Hill Companies, Inc. Bloomberg is a registered trademark of Bloomberg LP. None of the portfolios are sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in a portfolio.
3

Active Bond Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: David A. Bees, CFA, Peter Farley, CFA, Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA, Pranay Sonalkar

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments, including mortgage-backed securities. The trust seeks an average duration of plus or minus one year of its benchmark, however, there is no limit on average maturity.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	41.5
U.S. Government Agency	23.5
U.S. Government	15.2
Collateralized mortgage obligations	9.4
Asset backed securities	6.6
Foreign government obligations	0.7
Municipal bonds	0.6
Capital preferred securities	0.2
Term loans	0.1
Preferred securities	0.1
Short-term investments and other	2.1

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Active Bond Trust Series I shares declined 13.85% and the Bloomberg U.S. Aggregate Bond Index declined 13.01%.
Environment  ►  In 2022, the U.S. bond market experienced its worst calendar-year performance in decades. The key factors included surging inflation and the efforts of the U.S. Federal Reserve (Fed) to curb the inflationary pressures. The 12-month U.S. inflation rate soared during the first half of the year, peaking in June at a 40-year high of 9.1% before falling back, but it remained elevated throughout the year. The Fed responded with seven short-term interest rate increases—its first rate hikes since December 2018—which lifted the federal funds rate to 4.5%, its highest level in 15 years.
In this environment, U.S. bond yields rose sharply, putting significant downward pressure on bond prices. Reflecting the Fed rate hikes, short-term bond yields rose the most, leading to an inverted yield curve (where short-term yields are higher than longer-term yields). Sector performance was broadly negative, with investment-grade corporate bonds posting the largest declines, while shorter-term sectors such as asset-backed securities and agency mortgage-backed securities held up the best.
The portfolio declined and trailed the return of its benchmark. Sector allocation was the most significant factor behind the portfolio’s underperformance of the index. An out-of-index position in high-yield corporate bonds and an underweight position in U.S. Treasury securities detracted the most. Individual security selection was also a drag on performance.
Noteworthy detractors among the portfolio’s corporate bond holdings included energy transportation and storage company Altera Infrastructure LP and cable operator Charter Communications, Inc. Leading contributors included high-yield corporate bonds issued by auto maker Ford Motor Company, airline operator American Airlines, Inc., and online streaming media company Netflix, Inc.
The portfolio’s yield curve positioning had little impact on performance versus the index as it maintained a fairly neutral duration throughout the year.
We continue to position the portfolio defensively by reducing corporate credit exposure while taking advantage of relative values in residential mortgage-backed securities.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I	-13.85	0.24	1.73	1.21	18.74
Active Bond Trust Series II	-14.02	0.04	1.53	0.18	16.35
Active Bond Trust Series NAV	-13.78	0.29	1.78	1.46	19.33
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	0.12	11.08
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.72	0.92	0.67
Net (%)	0.71	0.91	0.66
4

Core Bond Trust
Subadvisor: Allspring Global Investments, LLC
Portfolio Managers: Maulik Bhansali, CFA, Jarad Vasquez

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks total return consisting of income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of total investments)
U.S. Government Agency	27.7
U.S. Government	27.1
Corporate bonds	22.9
Asset backed securities	11.2
Collateralized mortgage obligations	9.2
Foreign government obligations	0.8
Municipal bonds	0.3
Short-term investments	0.8

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Core Bond Trust Series I shares declined 13.67% and the Bloomberg U.S. Aggregate Bond Index declined 13.01%.
Environment  ►  Fixed income generated sharp negative returns during 2022 as the outlook for inflation and interest rates soared globally. With housing under pressure and softer consumer confidence and business spending, predictably the global economies stumbled in 2022 despite the green shoots of resurgent business demand, improving supply-chain bottlenecks and easing labor shortages and wage costs. Inflation expectations and interest rates have begun to recede toward the end of the period, but we anticipate a vigilant U.S. Federal Reserve who will maintain a pace of hikes and leave rates higher.
Rate volatility persisted throughout the year, along with an inversion of the U.S. yield curve during the middle of the year. With credit performing well fundamentally, and also with the asset class broadly benefiting technically from its international appeal, and as of period end, demand for U.S. credit has remained strong, particularly as credit spreads moved sharply wider during the year. As of period end, we see historically wide spreads in mortgage-backed securities (MBS) and, to a lesser extent, in securitized product. Our enthusiasm for credit remains more tempered following firm performance during 2022 and more limited security-level price dispersion.
The portfolio posted a loss and underperformed its benchmark as the portfolio's returns reflect the expenses of managing the portfolio. Allocations in corporates and asset-backed securities were the most significant detractors. Positioning in MBS together with overall security selection were the most notable contributors to performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Core Bond Trust Series I	-13.67	-0.20	0.90	-1.00	9.35
Core Bond Trust Series II	-13.81	-0.40	0.70	-1.99	7.20
Core Bond Trust Series NAV	-13.62	-0.15	0.95	-0.75	9.86
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	0.12	11.08
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.67	0.87	0.62
Net (%)	0.66	0.86	0.61
5

High Yield Trust
Subadvisor: Western Asset Management Company, LLC
Portfolio Managers: Michael C. Buchanan, Walter E. Kilcullen, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations, and convertible securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	82.9
Asset backed securities	6.9
Term loans	4.6
Convertible bonds	0.9
Preferred securities	0.8
Common stocks	0.5
Foreign government obligations	0.3
Short-term investments and other	3.1

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, High Yield Trust Series I shares declined 13.25% and the Bloomberg U.S. High Yield 2% Issuer Capped Index declined 11.18%.
Environment  ►  During 2022, bond yields soared and risk assets weakened as the U.S. Federal Reserve (Fed) and other central banks aggressively hiked interest rates to address rising global inflation pressures. Geopolitical risks came to the forefront with Russia’s invasion of Ukraine in February. The imposition of financial and economic sanctions, including the freezing of the Russian central bank’s external reserve assets, pushed oil prices past $100 per barrel and renewed concerns over global growth as much of the world was still recovering from economic disruptions brought on by recent COVID-19 variants in late 2021.
As the year progressed, U.S. inflation pressure continued to rise and far exceeded market and Fed expectations. Price shocks were then exacerbated by the continuation of the Russian invasion of Ukraine, which put additional pressure on food and energy prices and the reinstatement of COVID-19 lockdowns in China further exacerbating supply chain pressures. The Fed had to dramatically shift course and continuously shift their rate hike expectations higher and higher throughout the year.
The fund posted a loss for the year and underperformed its benchmark. Issue selection was the largest detractor, led by issuer tilts within capital goods, consumer noncyclical, and energy. Industry allocation detracted from relative performance mainly due to an overweight to banking.
Quality allocation contributed to relative performance during the period largely driven by the overweight to single-B rated bonds and the opportunistic allocation to investment-grade debt, including collateralized loan obligations.
As of period end, high yield valuations remained attractive after a substantial rise in yields following the first quarter of 2022. Credit quality remained well above historical average, ability to service debt remained near decade high levels, and other fundamental measures remained supportive for relatively low default rates despite expectations of declining corporate profit growth. We continue to position for a reopening of trade and remain overweight in certain cyclical sectors.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	-13.25	1.73	3.10	8.97	35.66
High Yield Trust Series II	-13.45	1.57	2.89	8.10	32.98
High Yield Trust Series NAV	-13.07	1.81	3.16	9.40	36.44
Bloomberg U.S. High Yield 2% Issuer Capped Index	-11.18	2.30	4.03	12.03	48.39
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. High Yield 2% Issuer Capped Index tracks the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with exposure of each issuer capped at 2%.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.83	1.03	0.78
Net (%)	0.82	1.02	0.77
6

Investment Quality Bond Trust
Subadvisor: Wellington Management Company LLP
Portfolio Managers: Robert D. Burn, CFA, Campe Goodman, CFA, Joseph F. Marvan, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide a high level of current income consistent with the maintenance of principal and liquidity, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The trust will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer-term maturities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of total investments)
U.S. Government Agency	28.1
U.S. Government	24.2
Corporate bonds	20.0
Collateralized mortgage obligations	11.4
Asset backed securities	9.0
Foreign government obligations	3.0
Municipal bonds	1.5
Short-term investments	2.8

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Investment Quality Bond Trust Series I shares declined 14.88% and the Bloomberg U.S. Aggregate Bond Index declined 13.01%.
Environment  ►  Fixed-income markets experienced sharply negative total returns during the 12-month period. Global sovereign yields moved sharply higher as most major central banks supercharged their hiking cycles to deal with high inflation. The fourth quarter witnessed growing hopes of peak inflation, even as major central banks retained hawkish stances.
Major central banks became increasingly hawkish and shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The trailing 12-month period ended with below-consensus inflation results leading to optimism that major central banks could slow the pace of their tightening. The U.S. Federal Reserve (Fed) implemented several rate hikes during the period and signaled a higher-for-longer terminal rate. The European Central Bank (ECB) ended its quantitative easing purchases, followed suit with outsized rate increases, and announced the start of quantitative tightening in March 2023.
Global GDP growth diverged but showed some resilience over the period, though recession risks mounted. U.S. labor market strength persisted, and consumer spending remained solid, while the housing market showed some cracks following the sharp move higher in mortgage rates. Earlier in the period, euro area consumer confidence and economic activity took a hit from increasing economic uncertainty. Commodity prices surged following Russia’s invasion of Ukraine and inflation rose to multi-decade highs across many countries, driven by strong demand but also plagued by supply chain disruptions and labor shortages. Sanctions imposed on Russia by the West raised concerns about Europe’s energy security. By the end of the period eurozone consumer confidence began to recover, boosted by moderating energy prices. China’s economic activity was hurt by the government’s zero COVID-19 policy, ongoing property market decline, and geopolitical uncertainty.
The portfolio posted a loss and underperformed the benchmark. The portfolio’s allocation to securitized sectors was the primary driver of relative underperformance, particularly exposure to non-agency residential mortgage-backed securities (MBS) as housing data softened over the period.
Positioning to agency MBS pass-throughs also detracted from results due to an increase in interest-rate volatility. Investment-grade credit positioning contributed favorably to relative performance, particularly within the industrials sector. The allocations to high-yield and bank loans detracted over the period as spreads widened. An allocation to Treasury Inflation Protected Securities (TIPS) contributed positively to performance as TIPS held up better than nominal U.S. Treasuries during the period. Select exposure to emerging-market debt hurt results. The portfolio’s currency positioning had a negligible impact on results. Duration/yield curve positioning had a negative impact on returns.
Treasury futures, interest-rate options, and interest-rate swaps were used to manage the portfolio’s duration/yield curve positioning. Currency forwards and futures were used to implement non-U.S. interest-rate and currency positions. Credit default swaps index positions were used to manage credit exposure and overall portfolio risk, and modestly helped performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	-14.88	-0.06	1.10	-0.28	11.61
Investment Quality Bond Trust Series II	-15.06	-0.24	0.90	-1.19	9.39
Investment Quality Bond Trust Series NAV	-14.88	-0.01	1.16	-0.03	12.21
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	0.12	11.08
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.74	0.94	0.69
Net (%)	0.73	0.93	0.68
7

Money Market Trust
Subadvisor: Manulife Investment Management (US) LLC

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to obtain maximum current income, consistent with preservation of principal and liquidity, by investing in cash, U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.
Portfolio Composition (% of total investments)
U.S. Government Agency	73.6
Repurchase agreement	21.8
U.S. Government	4.6

PORTFOLIO MANAGER'S COMMENTARY

Environment  ►  In 2022, the U.S. bond market experienced its worst calendar-year performance in decades. The key factors included surging inflation and the efforts of the U.S. Federal Reserve (Fed) to curb the inflationary pressures. The 12-month U.S. inflation rate as measured by the Consumer Price Index (CPI) soared during the first half of the year, peaking in June at a 40-year high of 9.1% before falling back, but it remained elevated throughout the year. The Fed responded with seven short-term interest rate increases—its first rate hikes since December 2018—which lifted the federal funds rate to 4.5%, its highest level in 15 years.
In this environment, U.S. bond yields rose sharply, putting significant downward pressure on bond prices. Reflecting the Fed rate hikes, short-term bond yields rose the most, leading to an inverted yield curve (where short-term yields are higher than longer-term yields). Sector performance was broadly negative, with investment-grade corporate bonds posting the largest declines, while shorter-term sectors such as asset-backed securities held up the best.
The year started with a heavy focus on the inflation story as the Fed pivoted away from its transitory view. The Russian invasion of Ukraine added insult to injury, affecting energy supply and trade activities due to sanctions, further complicating the global supply bottlenecks. The Fed was laser focused on getting ahead of the curve in its inflation narrative and moved away from its accommodative stance and towards policy tightening. It ended its bond buying program in March, followed by a highly communicated lift-off, where it raised the federal funds target rate by 25 basis points (bps), its first since 2018 and after two years of keeping rates zero bound to cushion the economic impact of the global pandemic.
The Fed cemented its focus on price stability over employment as inflation accelerated. It delivered larger than usual interest rate hikes for the second quarter of the year, including a well-anticipated 50 bps hike in May followed by a supersized 75 bps hike in June, a reaction to the previously referenced CPI peak in June. At the time, this move was the largest hike the market had seen in 28 years and marked the start of a string of 75 bps hikes for most of the year. The robust labor market also continued to embolden the Fed in its aggressive stance, consistently beating market estimates almost year-round, with the unemployment rate dropping to 3.5%, a level rarely seen in the past five-decades.
High inflation combined with sturdy job numbers kept the Fed in their hawkish rhetoric over the year, resulting in the fastest interest rate hiking cycle the market has seen in recent history. We ended the year with a 50 bps hike bringing the fed funds rate into restrictive territory at 4.25–4.5%; the markets viewed this lower hike as the start of the end of the post-pandemic hiking cycle.
In line with the market backdrop of an aggressive Fed, we have stayed the course of running the portfolio short throughout the year, with weighted average maturity averaging at just 32 days. We optimally positioned the portfolio to capture rate increases as quickly as possible through a combination of maintaining a significant allocation in overnight repurchase agreements, remaining heavy with floating-rate securities which move in lockstep with the hikes, and preferring maturities between the dates of the Fed meetings to be reinvested as the rates reset. We actively managed the portfolio positioning, emphasizing liquidity, yield, and diversification. We expect money market funds to remain attractive in 2023 with the Fed’s "higher for longer" stance which indicated it would hold rates steady until they hit a target inflation rate of 2%.
8

Opportunistic Fixed Income Trust
Subadvisor: Wellington Management Company LLP
Portfolio Managers: Brian M. Garvey, Brij S. Khurana

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that may be denominated in foreign currencies or U.S. dollars, and may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of total investments)
Foreign government obligations	38.0
Corporate bonds	20.4
U.S. Government Agency	12.2
U.S. Government	4.3
Term loans	3.5
Convertible bonds	3.4
Municipal bonds	3.3
Collateralized mortgage obligations	2.9
Asset backed securities	2.9
Exchange-traded funds	0.3
Preferred securities	0.2
Short-term investments	8.6

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, the Opportunistic Fixed Income Trust Series I shares declined 11.12% and the Bloomberg Global Aggregate Bond Index (USD Hedged) declined 11.22%.
Environment  ►  The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to the shift to tighter monetary policies and uncertainty from the Russian invasion of Ukraine, followed by challenging second and third quarters amid continued rising government bond yields. The fourth quarter ended on a positive note as fixed-income markets recouped a portion of their losses from earlier in the year. Throughout most of the year spreads were volatile but finished wider amid concerns of tighter financial conditions resulting from less accommodative policy.
The portfolio posted a loss but outperformed its benchmark. Our market neutral theme was the main positive contributor to total return. Within our strategic sector, emerging-market opportunities drove negative performance, as the Russian invasion of Ukraine, an aggressive hawkish shift by the U.S. Federal Reserve, and global growth concerns weighed on the sector. Within our tactical sector, duration positioning, foreign exchange trading, and credit hedging exposure drove negative performance.
Over the period, use of derivatives had mixed results with inflation swaps hurting performance, in contrast to bond futures and currency forwards which helped performance.
Over the period, we added more risk to our strategic sector by buying front-end U.S. rates vs. short
German 30yr bonds and Italian bonds, where we think markets are too anchored to historically low levels for European rates. We added to inflation-linked bonds particularly at the front-end of the curve. We do think that duration is attractive, but still prefer non-U.S. rates in countries such as New Zealand, Korea, Norway, and Sweden. We feel these duration markets should be more resilient than the U.S. in the next global downturn.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Opportunistic Fixed Income Trust Series I	-11.12	0.67	0.79	3.42	8.20
Opportunistic Fixed Income Trust Series II	-11.26	0.48	0.59	2.43	6.06
Opportunistic Fixed Income Trust Series NAV	-10.96	0.75	0.84	3.82	8.69
Bloomberg Global Aggregate Bond USD Hedged Index	-11.22	0.36	1.70	1.80	18.34
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg Global Aggregate Bond USD Hedged Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets. Currency exposure is hedged to the U.S. dollar (USD).
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.87	1.07	0.82
Net (%)	0.86	1.06	0.81
9

Select Bond Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA, Pranay Sonalkar

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks income and capital appreciation, by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	30.5
U.S. Government Agency	29.3
U.S. Government	13.9
Asset backed securities	13.8
Collateralized mortgage obligations	10.6
Municipal bonds	0.9
Foreign government obligations	0.1
Short-term investments and other	0.9

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Select Bond Trust Series I shares declined 14.20% and the Bloomberg U.S. Aggregate Bond Index declined 13.01%.
Environment  ►  In 2022, the U.S. bond market experienced its worst calendar-year performance in decades. The key factors included surging inflation and the efforts of the U.S. Federal Reserve (Fed) to curb the inflationary pressures. The 12-month U.S. inflation rate soared during the first half of the year, peaking in June at a 40-year high of 9.1% before falling back, but it remained elevated throughout the year. The Fed responded with seven short-term interest-rate increases—its first rate hikes since December 2018—which lifted the federal funds rate to 4.5%, its highest level in 15 years.
In this environment, U.S. bond yields rose sharply, putting significant downward pressure on bond prices. Reflecting the Fed rate hikes, short-term bond yields rose the most, leading to an inverted yield curve (where short-term yields are higher than longer-term yields). Among investment-grade bonds, corporate bonds posted the largest declines, while shorter-term sectors such as asset-backed securities held up the best.
The portfolio declined in 2022 and trailed the return of its benchmark. Sector allocation was a significant factor in the porfolio's underperformance. An underweight position in U.S. Treasury securities and out-of-index positions in non-government-agency residential mortgage-backed securities detracted the most. On the positive side, the strategy’s overweight position in asset-backed securities added value during the year but security selection offset the positive impact to the portfolio's relative performance.
Individual security selection was also a factor behind the portfolio's underperformance of the index. Noteworthy detractors among the strategy’s corporate bond holdings included bonds issued by cable operator Charter Communications, Inc., medical outpatient services provider Fresenius Medical Care AG & Company, and pharmaceutical firm Viatris, Inc. Leading contributors included bonds issued by the three major airline operators—Delta Air Lines, Inc., American Airlines, Inc., and United Airlines, Inc.
The strategy’s yield curve positioning had little impact on relative performance in 2022 as the strategy maintained a fairly neutral duration compared with the index throughout the year.
We positioned the portfolio defensively by reducing corporate credit exposure while taking advantage of relative values in residential mortgage-backed securities.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Select Bond Trust Series I	-14.20	0.06	1.12	0.31	11.84
Select Bond Trust Series II	-14.38	-0.14	0.92	-0.70	9.60
Select Bond Trust Series NAV	-14.16	0.11	1.18	0.56	12.40
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	0.12	11.08
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.65	0.85	0.60
Net (%)	0.64	0.84	0.59
10

Short Term Government Income Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income consistent with preservation of capital, by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities, or instrumentalities (U.S. government securities). Under normal circumstances, the trust’s effective duration is no more than three years. Maintaining a stable share price is a secondary goal.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
U.S. Government Agency	67.6
U.S. Government	26.0
Municipal bonds	4.7
Collateralized mortgage obligations	0.8
Short-term investments and other	0.9

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Short Term Government Income Trust Series I shares declined 6.48% and the Bloomberg U.S. Government 1-5 Year Bond Index declined 5.46%.
Environment  ►  Short-term U.S. government bonds declined sharply in 2022 as the U.S. bond market experienced its worst calendar-year performance in decades. The key factors included surging inflation and the efforts of the U.S. Federal Reserve (Fed) to curb the inflationary pressures. The 12-month U.S. inflation rate soared during the first half of the year, peaking in June at a 40-year high of 9.1% before falling back, but it remained elevated throughout the year.
The Fed responded with seven short-term interest rate increases—its first rate hikes since December 2018—which lifted the federal funds rate to 4.5%, its highest level in 15 years. The Fed also made it clear that restoring price stability was its primary goal, and that the Fed would do whatever was necessary to bring inflation down to its target level—even at the expense of a sustained period of below-trend economic growth.
In this environment, U.S. bond yields rose substantially, putting significant downward pressure on bond prices. Reflecting the Fed rate hikes, short-term bond yields rose the most. Nonetheless, short-term bonds held up better than longer-term securities on a total return basis for the year.
The portfolio declined and underperformed its benchmark. Sector allocation was one factor behind the underperformance, particularly an overweight position in U.S. government agency securities and out-of-index positions in residential mortgage-backed securities. Individual security selection also detracted from relative performance during the year, primarily among holdings of U.S. government agency securities.
On the positive side, the strategy's yield curve positioning had a positive impact on relative performance versus the index. The portfolio’s duration was shorter than that of the index throughout the year, which limited price declines as short-term bond yields rose.
After the bond market’s historic downturn in 2022, we see better things ahead for fixed income in the coming year. We believe the Fed is likely to reach the end of its interest-rate-hike cycle in the first half of 2023, but we could see rates remain high through the end of the year. We would view this as a welcome outcome, as the fixed-income market would remain attractively valued as an asset class, creating investment opportunities for the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Short Term Government Income Trust Series I	-6.48	-0.12	0.14	-0.60	1.45
Short Term Government Income Trust Series II	-6.67	-0.32	-0.06	-1.59	-0.55
Short Term Government Income Trust Series NAV	-6.43	-0.07	0.20	-0.35	2.04
Bloomberg U.S. Government 1-5 Year Index	-5.46	0.62	0.68	3.15	7.03
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Government 1-5 Year Index tracks the performance of U.S. Treasury and government agency bonds that have maturities between one and five years.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.70	0.90	0.65
Net (%)	0.69	0.89	0.64
11

Strategic Income Opportunities Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Christopher M. Chapman, CFA, Thomas C. Goggins, Daniel S. Janis, III, Bradley L. Lutz, CFA, Kisoo Park. Effective March 15, 2023, Daniel S. Janis III will be retiring as a portfolio manager of the fund.

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income by investing primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds. The trust may also invest in other types of debt securities and preferred stocks.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	48.5
Foreign government obligations	22.4
U.S. Government	9.6
Collateralized mortgage obligations	5.4
U.S. Government Agency	3.5
Preferred securities	3.0
Convertible bonds	2.4
Asset backed securities	1.5
Term loans	0.9
Common stocks	0.4
Capital preferred securities	0.1
Short-term investments and other	2.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Strategic Income Opportunities Trust Series I shares declined 10.06% and the Bloomberg U.S. Aggregate Bond Index declined 13.01%.
Environment  ►  Global fixed-income markets experienced a historically severe downturn in 2022. The key factors included surging global inflation and efforts of the world’s central banks to curb the inflationary pressures. Inflation soared around the globe—including a 40-year high in the U.S. inflation rate and an all-time inflationary high in the eurozone—and remained elevated throughout the year. Many of the world’s central banks responded by raising short-term interest rates aggressively to head off inflation. By the end of 2022, benchmark interest rates in many regions of the world had reached their highest levels in more than a decade.
In this environment, global bond yields rose sharply, putting significant downward pressure on bond prices. Short-term bond yields rose the most, reflecting the central bank rate hikes. On a regional basis, North American bond markets held up the best, while European markets declined the most. From a sector perspective, high-yield corporate bonds fared the best, while government securities lagged.
The portfolio posted a loss but outperformed its benchmark. Duration and curve positioning was the largest contributor to relative performance as yields generally moved higher across developed market economies and our shorter duration profile helped. Currency management was also a contributor due primarily to underweight exposure to the euro, Japanese yen and Chinese renminbi which all depreciated against the U.S. dollar over the period. Security selection was positive on gains from relative positioning within our emerging-market (EM) government bond and high yield corporate bond allocation. Sector allocation was a detractor, led by overweight allocations to high-yield credit, convertibles, and equities combined with underweights to U.S. Treasuries. Derivatives had a small positive impact to performance and were used to manage duration and currency exposure of the portfolio.
Risks to global economic growth remain elevated. Over the medium-term, amidst rising uncertainty and a more challenging economic backdrop, we believe it’s important to strike a balance between yield/risk and quality, stability, and liquidity.
We continue to actively manage portfolio duration, focusing on diversification across global yield curves while keeping duration above neutral. We will continue to adjust interest rate exposures dependent upon incoming economic data, changes to central bank policies and/or geopolitical risks. From a sector perspective, we continue to find opportunities in corporate credit, however, recognize that quality, industry, and issuer selection are more important factors today than they were earlier in the credit cycle. We will actively manage currency exposures and balance the longer-term cyclical opportunities with the risk of continued headline-driven volatility.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Strategic Income Opportunities Trust Series I	-10.06	0.75	2.43	3.80	27.20
Strategic Income Opportunities Trust Series II	-10.30	0.53	2.23	2.67	24.62
Strategic Income Opportunities Trust Series NAV	-10.05	0.78	2.48	3.99	27.72
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	0.12	11.08
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.76	0.96	0.71
Net (%)	0.75	0.95	0.70
12

Total Bond Market Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Manager: Peter M. Farley, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities listed in this index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
U.S. Government	40.7
U.S. Government Agency	29.0
Corporate bonds	25.6
Collateralized mortgage obligations	2.1
Foreign government obligations	0.7
Municipal bonds	0.4
Asset backed securities	0.2
Short-term investments and other	1.3

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2022, Total Bond Market Trust Series I shares declined 13.49% and the Bloomberg U.S. Aggregate Bond Index declined 13.01%.
Environment  ►  In 2022, the U.S. bond market experienced its worst calendar-year performance in decades as bond yields rose substantially. The key catalysts included surging inflation and the efforts of the U.S. Federal Reserve (Fed) to curb the inflationary pressures. U.S. inflation soared during the first half of the year, driven largely by rising food and energy prices that were exacerbated by Russia’s invasion of Ukraine in February. The 12-month inflation rate peaked in June at a 40-year high of 9.1% before falling back, but it remained elevated throughout the year.
The Fed responded by raising short-term interest rates in March—its first rate hike since December 2018—and continuing with six more rate hikes over the balance of the year. The Fed’s aggressive actions lifted the federal funds rate target to 4.5%, its highest level in 15 years. The Fed also made it clear that restoring price stability was its primary goal, and that it would do whatever was necessary to bring inflation down to its target level—even at the expense of a sustained period of below-trend economic growth.
In this environment, U.S. bond yields rose sharply, putting significant downward pressure on bond prices. Reflecting the Fed rate hikes, short-term bond yields rose the most, but longer-term bond yields also increased meaningfully. The end result was an inverted yield curve, which is when short-term yields are higher than longer-term yields. Historically, an inverted yield curve has been a precursor of recession.
Sector performance in the bond market was broadly negative for the year. Among investment-grade bonds, corporate bonds and U.S. Treasury securities, which tend to have the greatest interest rate sensitivity, posted the largest declines. Shorter-term sectors such as asset-backed securities held up the best.
The portfolio underperformed its benchmark as the portfolio's returns reflect the expenses of managing the portfolio. Individual security selection contributed positively to performance versus the index. Leading contributors among the strategy’s corporate bond holdings included energy producer Anadarko Petroleum Corp., auto maker Ford Motor Company, and restaurant operator Brinker International, Inc. Noteworthy detractors included bonds issued by property and casualty insurer Liberty Mutual Group, Inc. and industrial machinery manufacturer Ingersoll Rand, Inc.
The strategy’s yield curve positioning detracted from relative performance in 2022. The strategy maintained a neutral duration compared with the index, but a suboptimal maturity structure weighed on performance. Sector allocation had a small negative impact on performance versus the index for the year.
After the bond market’s historic downturn in 2022, we see better things ahead for fixed income in the coming year. We believe the Fed is likely to reach the end of its rate-hike cycle in the first half of 2023, but we could see rates remain high through the end of the year. We have positioned the portfolio defensively by reducing corporate credit exposure while taking advantage of relative values in residential mortgage-backed securities.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust Series I	-13.49	-0.32	0.76	-1.60	7.84
Total Bond Market Trust Series II	-13.58	-0.52	0.56	-2.59	5.70
Total Bond Market Trust Series NAV	-13.36	-0.27	0.81	-1.35	8.39
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	0.12	11.08
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.58	0.78	0.53
Net (%)	0.31	0.51	0.26
13

Ultra Short Term Bond Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA, Pranay Sonalkar

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital, by investing at least 80% of its net assets in a diversified portfolio of domestic, investment-grade debt securities. Debt securities may be issued by governments, companies, or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The trust may also invest in cash and cash equivalents.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	54.0
Asset backed securities	16.9
Municipal bonds	0.7
U.S. Government Agency	0.7
Collateralized mortgage obligations	0.4
Short-term investments and other	27.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2022, Ultra Short Term Bond Trust Series I shares declined 0.84% and the ICE Bank of America 6-Month U.S. Treasury Bill Index returned 1.34%.
Environment  ►  U.S. bonds maturing in less than one year posted positive returns in 2022 despite a substantial rise in short-term interest rates during the year. The 12-month U.S. inflation rate soared during the first half of the year, peaking in June at a 40-year high of 9.1% before falling back, but it remained elevated throughout the year. The U.S. Federal Reserve (Fed) responded with seven short-term interest rate increases—its first rate hikes since December 2018—which lifted the federal funds rate to 4.5%, its highest level in 15 years. The Fed also made it clear that restoring price stability was its primary goal, and that it would do whatever was necessary to bring inflation down to its target level—even at the expense of a sustained period of below-trend economic growth.
The Fed rate hikes pushed the short-term bond yields sharply higher during the year, putting downward pressure on bond prices. However, the limited interest-rate sensitivity of bonds maturing in less than a year meant that interest income outpaced the price declines, resulting in positive overall returns.
The portfolio declined, trailing the positive performance of its benchmark. The key factor behind the underperformance was an emphasis on securities with relatively longer maturities. Although these longer-maturity securities produced a higher level of income, this was more than offset by the price declines they experienced as bond yields rose significantly.
Sector allocation was also a drag on portfolio performance compared with the index. Positions in short-term corporate bonds and asset-backed securities, which together comprised approximately 70% of the portfolio on average during the year, weighed on performance as both sectors underperformed the index for the year.
Among individual securities, noteworthy detractors included online retailer Amazon.com, Inc. and financial services provider Citigroup, Inc. Leading contributors included bonds issued by financial services provider Wells Fargo & Company, and media and entertainment company Warnermedia Holdings, Inc.
We believe the Fed is likely to reach the end of its rate-hike cycle in the first half of 2023, but we could see rates remain high through the end of the year. We would view this as a welcome outcome, as the fixed-income market would remain attractively valued as an asset class, creating investment opportunities for the fund. Within the portfolio, we remain focused on the higher-yielding segments of the short-term bond market, which continue to offer attractive yields and total return potential.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Ultra Short Term Bond Trust Series I	-0.84	0.92	0.57	4.71	5.82
Ultra Short Term Bond Trust Series II	-1.04	0.73	0.37	3.68	3.74
Ultra Short Term Bond Trust Series NAV	-0.88	0.98	0.62	4.97	6.35
ICE BofA 6-Month U.S. Treasury Bill Index	1.34	1.39	0.91	7.14	9.45
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Intercontinental Exchange (ICE) Bank of America (BofA) 6-Month U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of outstanding U.S. Treasury bills that mature closest to, but not beyond, six months from the rebalancing date.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.67	0.87	0.62
Net (%)	0.66	0.86	0.61
14

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a portfolio of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 7-1-2022	Ending value on 12-31-2022	Expenses paid during period ended 12-31-2022[1]	Annualized expense ratio
Active Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$975.10	$3.53	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Series II	Actual expenses/actual returns	1,000.00	974.00	4.53	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Series NAV	Actual expenses/actual returns	1,000.00	975.70	3.29	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Core Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$969.00	$3.37	0.68%
	Hypothetical example	1,000.00	1,021.80	3.47	0.68%
Series II	Actual expenses/actual returns	1,000.00	968.50	4.37	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Series NAV	Actual expenses/actual returns	1,000.00	969.40	3.13	0.63%
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%
High Yield Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,026.30	$4.39	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%
Series II	Actual expenses/actual returns	1,000.00	1,027.70	5.42	1.06%
	Hypothetical example	1,000.00	1,019.90	5.40	1.06%
Series NAV	Actual expenses/actual returns	1,000.00	1,027.30	4.14	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Investment Quality Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$972.10	$3.78	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Series II	Actual expenses/actual returns	1,000.00	970.90	4.77	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Series NAV	Actual expenses/actual returns	1,000.00	971.60	3.53	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
15

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2022	Ending value on 12-31-2022	Expenses paid during period ended 12-31-2022[1]	Annualized expense ratio
Money Market Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,012.40	$1.67	0.33%
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%
Series II	Actual expenses/actual returns	1,000.00	1,010.70	3.40	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Series NAV	Actual expenses/actual returns	1,000.00	1,012.70	1.42	0.28%
	Hypothetical example	1,000.00	1,023.80	1.43	0.28%
Opportunistic Fixed Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,041.00	$4.22	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Series II	Actual expenses/actual returns	1,000.00	1,039.40	5.24	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Series NAV	Actual expenses/actual returns	1,000.00	1,041.80	3.96	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Select Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$967.70	$3.08	0.62%
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%
Series II	Actual expenses/actual returns	1,000.00	967.10	4.07	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Series NAV	Actual expenses/actual returns	1,000.00	968.20	2.88	0.58%
	Hypothetical example	1,000.00	1,022.30	2.96	0.58%
Short Term Government Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$980.60	$3.64	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Series II	Actual expenses/actual returns	1,000.00	980.30	4.59	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Series NAV	Actual expenses/actual returns	1,000.00	981.10	3.40	0.68%
	Hypothetical example	1,000.00	1,021.80	3.47	0.68%
Strategic Income Opportunities Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,009.00	$4.00	0.79%
	Hypothetical example	1,000.00	1,021.20	4.02	0.79%
Series II	Actual expenses/actual returns	1,000.00	1,007.60	5.01	0.99%
	Hypothetical example	1,000.00	1,020.20	5.04	0.99%
Series NAV	Actual expenses/actual returns	1,000.00	1,008.80	3.75	0.74%
	Hypothetical example	1,000.00	1,021.50	3.77	0.74%
Total Bond Market Trust
Series I	Actual expenses/actual returns	$1,000.00	$966.90	$1.49	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series II	Actual expenses/actual returns	1,000.00	966.80	2.48	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series NAV	Actual expenses/actual returns	1,000.00	967.40	1.24	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Ultra Short Term Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,005.90	$3.08	0.61%
	Hypothetical example	1,000.00	1,022.10	3.11	0.61%
Series II	Actual expenses/actual returns	1,000.00	1,005.70	4.09	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Series NAV	Actual expenses/actual returns	1,000.00	1,006.50	2.83	0.56%
	Hypothetical example	1,000.00	1,022.40	2.85	0.56%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
16

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

This section shows the portfolios' 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the portfolios' total net assets as of the report date. The remaining securities held by the portfolios are grouped as "Other Securities" in each category. Certain percentages of less than 0.05% are rounded and presented as 0.0%. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the portfolios' Form N-CSR, is also available on the SEC's website at http://www.sec.gov.
Active Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.7%
U.S. Treasury Bonds - 9.8%
1.250%, 05/15/2050	$2,000,000	$1,076,328	0.2%
1.625%, 11/15/2050	6,500,000	3,867,500	0.7%
1.875%, 02/15/2041	6,000,000	4,240,781	0.8%
2.000%, 08/15/2051	3,000,000	1,964,297	0.4%
2.250%, 05/15/2041	3,000,000	2,255,273	0.4%
2.500%, 02/15/2045	7,566,000	5,696,075	1.0%
3.000%, 02/15/2047 to 08/15/2052	27,333,000	22,501,527	4.1%
3.375%, 08/15/2042	4,759,000	4,253,356	0.8%
4.000%, 11/15/2042 to 11/15/2052	8,000,000	7,867,758	1.4%
		53,722,895
U.S. Treasury Notes - 5.4%
1.125%, 02/15/2031	3,000,000	2,445,117	0.4%
1.375%, 11/15/2031	4,000,000	3,255,625	0.6%
1.625%, 05/15/2031	3,000,000	2,522,930	0.5%
2.375%, 05/15/2027	6,000,000	5,593,828	1.0%
2.875%, 08/15/2028	7,000,000	6,591,758	1.2%
3.875%, 11/30/2027	2,790,000	2,774,742	0.5%
4.125%, 11/15/2032	5,199,000	5,305,417	1.0%
OTHER SECURITIES		1,015,206	0.2%
		29,504,623
Federal Home Loan Mortgage Corp. - 5.2%
2.500%, 08/01/2051 to 12/01/2051	1,823,299	1,563,026	0.2%
3.000%, 03/01/2043 to 12/01/2049	4,791,739	4,318,027	0.8%
3.500%, 10/01/2046 to 04/01/2052	13,813,377	12,786,977	2.3%
4.500%, 09/01/2023 to 09/01/2052	4,494,664	4,397,224	0.8%
5.000%, 10/01/2052 to 12/01/2052 (A)	2,501,714	2,482,238	0.5%
5.500%, 09/01/2052	1,345,690	1,365,074	0.3%
OTHER SECURITIES		1,500,293	0.3%
		28,412,859
Federal National Mortgage Association - 18.1%
2.000%, 10/01/2050 to 02/01/2052	2,761,049	2,281,379	0.4%
2.500%, 08/01/2051 to 03/01/2052	8,032,731	6,861,776	1.2%
3.000%, 01/01/2043 to 03/01/2052	29,952,068	26,667,410	4.9%
3.500%, 06/01/2042 to 05/01/2052	21,186,766	19,561,504	3.6%
4.000%, 10/01/2025 to 07/01/2052	23,434,457	22,283,307	4.2%
4.500%, 11/01/2037 to 10/01/2052	9,310,085	9,089,829	1.7%
4.500%, TBA (A)	1,260,000	1,252,420	0.2%
5.000%, 12/01/2034 to 10/01/2052	3,852,317	3,853,564	0.7%
Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
5.500%, 09/01/2034 to 11/01/2052	$2,665,371	$2,712,882	0.5%
5.500%, 12/01/2052 to 12/01/2052 (A)	2,608,534	2,646,834	0.4%
OTHER SECURITIES		2,517,338	0.3%
		99,728,243
Government National Mortgage Association - 0.2%		1,024,043	0.2%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $231,096,898)		$212,392,663
FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Argentina - 0.1%		169,240	0.1%
Germany - 0.2%		959,550	0.2%
Mexico - 0.1%		593,667	0.1%
Panama - 0.1%		549,524	0.1%
Qatar - 0.1%		573,015	0.1%
Saudi Arabia - 0.1%		593,187	0.1%
United Kingdom - 0.0%		115,290	0.0%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,249,047)		$3,553,473
CORPORATE BONDS - 41.5%
Communication services - 3.9%
Verizon Communications, Inc. 4.272%, 01/15/2036	1,311,000	1,167,032	0.2%
OTHER SECURITIES		20,391,778	3.7%
		21,558,810
Consumer discretionary - 4.3%
Expedia Group, Inc. 5.000%, 02/15/2026	1,090,000	1,075,610	0.2%
OTHER SECURITIES		22,521,587	4.1%
		23,597,197
Consumer staples - 1.8%
Sysco Corp. 6.600%, 04/01/2050	1,000,000	1,089,902	0.2%
OTHER SECURITIES		8,520,160	1.6%
		9,610,062
Energy - 4.6%
Cameron International Corp. 5.950%, 06/01/2041	1,178,000	1,055,982	0.2%
OTHER SECURITIES		24,370,396	4.4%
		25,426,378
Financials - 9.8%
Citigroup, Inc. 3.500%, 05/15/2023	1,060,000	1,054,882	0.2%
JPMorgan Chase & Co. 3.375%, 05/01/2023	1,250,000	1,244,123	0.2%
Markel Corp. 5.000%, 03/30/2043	1,270,000	1,081,532	0.2%
Morgan Stanley 2.484%, (2.484% to 9-16-31, then SOFR + 1.360%), 09/16/2036	1,659,000	1,202,993	0.2%

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials (continued)
Nationwide Mutual Insurance Company 7.059%, (3 month LIBOR + 2.290%), 12/15/2024 (B)(C)	$1,130,000	$1,127,025	0.2%
Stifel Financial Corp. 4.250%, 07/18/2024	1,300,000	1,273,669	0.2%
The Goldman Sachs Group, Inc. 3.625%, 01/22/2023	1,200,000	1,198,992	0.2%
OTHER SECURITIES		45,748,989	8.4%
		53,932,205
Health care - 2.5%
AbbVie, Inc. 3.200%, 11/21/2029	1,700,000	1,532,506	0.3%
OTHER SECURITIES		12,031,671	2.2%
		13,564,177
Industrials - 5.3%
Huntington Ingalls Industries, Inc. 4.200%, 05/01/2030	1,232,000	1,118,197	0.2%
OTHER SECURITIES		28,100,873	5.1%
		29,219,070
Information technology - 3.4%
Broadcom, Inc. 4.750%, 04/15/2029	1,134,000	1,080,158	0.2%
Micron Technology, Inc. 5.327%, 02/06/2029	1,613,000	1,548,350	0.3%
OTHER SECURITIES		16,008,129	2.9%
		18,636,637
Materials - 1.4%		7,672,361	1.4%
Real estate - 2.6%		13,919,593	2.6%
Utilities - 1.9%		10,577,260	1.9%
TOTAL CORPORATE BONDS (Cost $255,445,940)		$227,713,750
CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%		1,158,687	0.2%
TOTAL CAPITAL PREFERRED SECURITIES (Cost $1,390,643)		$1,158,687
MUNICIPAL BONDS - 0.6%
The School District of Philadelphia (Pennsylvania), GO 6.765%, 06/01/2040	1,010,000	1,089,750	0.2%
OTHER SECURITIES		2,317,492	0.4%
TOTAL MUNICIPAL BONDS (Cost $4,088,766)		$3,407,242
TERM LOANS (D) - 0.1%
Communication services - 0.0%		83,439	0.0%
Health care - 0.0%		56,205	0.0%
Industrials - 0.1%		476,548	0.1%
Materials - 0.0%		75,299	0.0%
TOTAL TERM LOANS (Cost $798,290)		$691,491
COLLATERALIZED MORTGAGE OBLIGATIONS - 9.4%
Commercial and residential - 6.7%		36,692,892	6.7%
Federal Home Loan Mortgage Corp. - 0.8%		4,028,092	0.8%
Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal National Mortgage Association - 0.7%		$3,807,270	0.7%
Government National Mortgage Association - 1.2%		6,705,473	1.2%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $63,290,505)		$51,233,727
ASSET BACKED SECURITIES - 6.6%
Credit-Based Asset Servicing & Securitization LLC Series 2006-MH1, Class B1, 6.250%, 10/25/2036 (C)	$2,138,445	2,021,924	0.4%
Domino's Pizza Master Issuer LLC Series 2021-1A, Class A2I, 2.662%, 04/25/2051 (C)	1,318,915	1,096,918	0.2%
OTHER SECURITIES		33,252,977	6.0%
TOTAL ASSET BACKED SECURITIES (Cost $40,431,155)		$36,371,819
COMMON STOCKS - 0.0%
Energy - 0.0%		72,328	0.0%
Utilities - 0.0%		194,541	0.0%
TOTAL COMMON STOCKS (Cost $450,968)		$266,869
PREFERRED SECURITIES - 0.1%
Communication services - 0.0%		112,240	0.0%
Financials - 0.0%		65,175	0.0%
Utilities - 0.1%		185,868	0.1%
TOTAL PREFERRED SECURITIES (Cost $441,919)		$363,283
ESCROW CERTIFICATES - 0.0%		265	0.0%
TOTAL ESCROW CERTIFICATES (Cost $0)		$265
SHORT-TERM INVESTMENTS - 2.2%
Short-term funds - 2.2%
John Hancock Collateral Trust, 4.2988% (E)(F)	1,201,218	12,007,133	2.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $12,006,375)		$12,007,133
Total Investments (Active Bond Trust) (Cost $613,690,506) - 100.1%		$549,160,402	100.1%
Other assets and liabilities, net - (0.1)%		(364,349)	(0.1%)
TOTAL NET ASSETS - 100.0%		$548,796,053	100.0%
Security Abbreviations and Legend
GO	General Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $115,581,203 or 21.1% of the fund's net assets as of 12-31-22.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
(E)	The rate shown is the annualized seven-day yield as of 12-31-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $197,536.
Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 56.9%
U.S. Treasury Bonds - 10.0%
1.125%, 05/15/2040 to 08/15/2040	$28,185,000	$17,566,885	2.2%
1.375%, 11/15/2040 to 08/15/2050	29,676,000	19,062,790	2.5%
1.750%, 08/15/2041	26,163,000	17,904,281	2.3%
1.875%, 02/15/2041 to 11/15/2051	3,342,000	2,209,438	0.3%
2.000%, 08/15/2051	5,417,000	3,546,865	0.4%
2.875%, 05/15/2052	3,371,000	2,701,014	0.3%
3.000%, 08/15/2052	3,866,000	3,185,222	0.4%
4.000%, 11/15/2052	5,523,000	5,530,767	0.7%
5.250%, 11/15/2028 to 02/15/2029	3,342,000	3,543,636	0.5%
OTHER SECURITIES		3,412,621	0.4%
		78,663,519
U.S. Treasury Notes - 18.2%
0.250%, 08/31/2025	6,822,000	6,134,470	0.8%
0.375%, 11/30/2025 to 01/31/2026	10,695,000	9,534,385	1.3%
0.750%, 05/31/2026	4,928,000	4,394,968	0.6%
1.375%, 10/31/2028	6,627,000	5,720,188	0.7%
1.500%, 08/15/2026 to 11/30/2028	18,003,000	16,387,565	2.1%
1.625%, 05/15/2026	6,984,000	6,427,735	0.8%
2.000%, 11/15/2026	4,011,000	3,708,452	0.5%
2.250%, 11/15/2027	2,500,000	2,303,711	0.3%
2.375%, 08/15/2024	3,349,000	3,231,262	0.4%
2.750%, 02/15/2028 to 05/31/2029	7,933,000	7,446,263	0.9%
2.875%, 04/30/2025	2,850,000	2,757,932	0.3%
3.250%, 06/30/2027 to 06/30/2029	2,437,000	2,332,105	0.3%
3.875%, 11/30/2027 to 11/30/2029	20,143,000	20,027,363	2.5%
4.000%, 12/15/2025 to 10/31/2029	11,055,000	10,989,305	1.4%
4.125%, 09/30/2027 to 11/15/2032	29,107,000	29,296,719	3.7%
4.500%, 11/30/2024 to 11/15/2025	5,757,000	5,762,467	0.7%
OTHER SECURITIES		6,175,806	0.9%
		142,630,696
Federal Home Loan Mortgage Corp. - 4.1%
2.000%, 11/01/2040 to 12/01/2051	14,725,041	12,419,839	1.7%
2.500%, 04/01/2042 to 03/01/2052	6,774,539	5,822,226	0.7%
3.574%, (1 month SOFR + 2.183%), 10/01/2052 (A)	3,417,293	3,278,425	0.4%
OTHER SECURITIES		10,896,654	1.3%
		32,417,144
Federal National Mortgage Association - 21.7%
1.500%, 10/01/2041 to 11/01/2041	10,150,173	8,243,184	1.1%
Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.000%, 11/01/2040 to 12/01/2050	$41,295,974	$34,721,953	4.4%
2.500%, 12/01/2035 to 03/01/2052	23,152,521	20,300,089	2.6%
3.000%, 11/01/2042 to 07/01/2060	39,797,434	35,853,634	4.8%
3.000%, 02/01/2043 to 11/01/2046 (B)	4,354,912	3,914,376	0.5%
3.500%, 11/01/2042 to 04/01/2050	17,813,606	16,552,351	2.0%
4.000%, 01/01/2027 to 08/01/2059	14,408,756	14,039,199	1.7%
4.229%, 11/15/2030 (C)	3,465,000	2,488,827	0.3%
4.500%, 06/01/2041 to 11/01/2048	2,376,942	2,354,875	0.3%
6.500%, TBA (B)	14,900,000	15,250,334	2.0%
OTHER SECURITIES		16,781,321	2.0%
		170,500,143
Government National Mortgage Association - 2.9%
2.500%, 12/20/2051	2,928,018	2,539,785	0.3%
2.500%, TBA (B)	2,900,000	2,512,105	0.3%
3.000%, 06/20/2043 to 10/20/2050	8,255,000	7,408,081	0.9%
4.000%, 06/20/2047 to 04/20/2048	3,763,746	3,613,972	0.4%
5.000%, 12/20/2039 to 03/20/2049	4,029,489	4,055,956	0.6%
OTHER SECURITIES		2,467,170	0.4%
		22,597,069
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $483,429,215)		$446,808,571
FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Australia - 0.1%		1,055,566	0.1%
Bermuda - 0.0%		308,871	0.0%
Canada - 0.1%		402,299	0.1%
Chile - 0.0%		202,774	0.0%
Italy - 0.0%		134,500	0.0%
Mexico - 0.4%		2,929,295	0.4%
Paraguay - 0.1%		469,624	0.1%
Peru - 0.0%		272,032	0.0%
Poland - 0.1%		643,784	0.1%
South Korea - 0.0%		365,495	0.0%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $7,520,560)		$6,784,240
CORPORATE BONDS - 23.8%
Communication services - 1.6%		12,686,717	1.6%
Consumer discretionary - 1.1%		8,924,705	1.1%
Consumer staples - 1.1%		8,727,127	1.1%
Energy - 1.5%		11,339,912	1.5%
Financials - 7.5%
Bank of America Corp. 1.530%, (1.530% to 12-6-24, then SOFR + 0.650%), 12/06/2025	2,578,000	2,377,691	0.3%

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. 1.040%, (1.040% to 2-4-26, then 3 month CME Term SOFR + 0.695%), 02/04/2027	$2,779,000	$2,417,365	0.3%
JPMorgan Chase & Co. 1.561%, (1.561% to 12-10-24, then SOFR + 0.605%), 12/10/2025	4,066,000	3,764,399	0.5%
Wells Fargo & Company 3.526%, (3.526% to 3-24-27, then SOFR + 1.510%), 03/24/2028	2,901,000	2,686,329	0.3%
OTHER SECURITIES		47,840,655	6.1%
		59,086,439
Health care - 2.4%		18,520,282	2.4%
Industrials - 2.2%		17,421,413	2.2%
Information technology - 2.2%		17,224,572	2.2%
Materials - 0.5%		4,087,610	0.5%
Real estate - 1.7%		13,016,716	1.7%
Utilities - 2.0%		15,638,809	2.0%
TOTAL CORPORATE BONDS (Cost $207,726,200)		$186,674,302
MUNICIPAL BONDS - 0.3%		2,764,694	0.3%
TOTAL MUNICIPAL BONDS (Cost $3,491,211)		$2,764,694
COLLATERALIZED MORTGAGE OBLIGATIONS - 9.5%
Commercial and residential - 4.3%
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2013-CR11, Class A4, 4.258%, 08/10/2050	2,260,000	2,235,068	0.3%
OTHER SECURITIES		31,944,612	4.0%
		34,179,680
Federal Home Loan Mortgage Corp. - 1.5%		11,646,051	1.5%
Federal National Mortgage Association - 2.5%
Series 2016-57, Class PC, 1.750%, 06/25/2046	2,838,918	2,357,820	0.3%
OTHER SECURITIES		17,358,356	2.2%
		19,716,176
Government National Mortgage Association - 1.2%		9,158,469	1.2%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $82,421,989)		$74,700,376
ASSET BACKED SECURITIES - 11.6%		90,945,484	11.6%
TOTAL ASSET BACKED SECURITIES (Cost $96,452,259)		$90,945,484
Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 0.8%
Short-term funds - 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (D)	6,153,473	$6,153,473	0.8%
TOTAL SHORT-TERM INVESTMENTS (Cost $6,153,473)		$6,153,473
Total Investments (Core Bond Trust) (Cost $887,194,907) - 103.7%		$814,831,140	103.7%
Other assets and liabilities, net - (3.7)%		(29,366,460)	(3.7%)
TOTAL NET ASSETS - 100.0%		$785,464,680	100.0%
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Argentina - 0.3%		$571,844	0.3%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,077,014)		$571,844
CORPORATE BONDS - 82.9%
Communication services - 10.9%
Accelerate360 Holdings LLC 8.000%, 03/01/2028 (A)	$719,050	765,788	0.5%
CCO Holdings LLC 4.500%, 05/01/2032	1,530,000	1,217,880	0.7%
DISH DBS Corp. 5.750%, 12/01/2028 (A)	900,000	718,313	0.4%
DISH DBS Corp. 7.750%, 07/01/2026	870,000	701,559	0.4%
Sprint LLC 7.875%, 09/15/2023	670,000	679,371	0.4%
Vmed O2 UK Financing I PLC 4.750%, 07/15/2031 (A)	910,000	739,239	0.4%
OTHER SECURITIES		13,506,007	8.1%
		18,328,157
Consumer discretionary - 16.6%
American Axle & Manufacturing, Inc. 5.000%, 10/01/2029 (B)	1,080,000	870,774	0.5%
Bath & Body Works, Inc. 5.250%, 02/01/2028	920,000	854,358	0.5%
Ford Motor Company 6.100%, 08/19/2032	1,170,000	1,080,328	0.6%

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC 5.113%, 05/03/2029	$1,100,000	$996,100	0.6%
Full House Resorts, Inc. 8.250%, 02/15/2028 (A)	1,160,000	1,026,960	0.6%
NCL Corp., Ltd. 5.875%, 02/15/2027 (A)	2,260,000	1,957,831	1.2%
The Michaels Companies, Inc. 7.875%, 05/01/2029 (A)	1,070,000	714,940	0.4%
Viking Cruises, Ltd. 13.000%, 05/15/2025 (A)	910,000	960,102	0.6%
VOC Escrow, Ltd. 5.000%, 02/15/2028 (A)	1,345,000	1,156,835	0.7%
Wynn Macau, Ltd. 5.625%, 08/26/2028 (A)	920,000	785,763	0.5%
OTHER SECURITIES		17,475,886	10.4%
		27,879,877
Consumer staples - 0.9%		1,542,914	0.9%
Energy - 12.3%
Berry Petroleum Company LLC 7.000%, 02/15/2026 (A)	1,290,000	1,184,782	0.7%
Chord Energy Corp. 6.375%, 06/01/2026 (A)	990,000	964,191	0.6%
Colgate Energy Partners III LLC 5.875%, 07/01/2029 (A)	1,320,000	1,133,696	0.7%
EQM Midstream Partners LP 6.500%, 07/15/2048	1,460,000	1,094,380	0.7%
MEG Energy Corp. 7.125%, 02/01/2027 (A)	830,000	846,510	0.5%
Northern Oil and Gas, Inc. 8.125%, 03/01/2028 (A)	850,000	816,165	0.5%
ROCC Holdings LLC 9.250%, 08/15/2026 (A)	1,000,000	995,601	0.6%
Southwestern Energy Company 4.750%, 02/01/2032	790,000	675,126	0.4%
OTHER SECURITIES		12,929,942	7.6%
		20,640,393
Financials - 9.6%
Credit Suisse Group AG 9.750%, (9.750% to 6-23-27, then 5 Year CMT + 6.383%), 06/23/2027 (A)(C)	880,000	766,539	0.5%
Global Aircraft Leasing Company, Ltd. 6.500%, (6.500% Cash or 7.250% PIK), 09/15/2024 (A)	2,025,678	1,721,826	1.0%
Highlands Holdings Bond Issuer, Ltd. 7.625%, (7.625% Cash or 8.375% PIK), 10/15/2025 (A)	945,962	879,828	0.5%
OTHER SECURITIES		12,674,307	7.6%
		16,042,500
Health care - 5.0%
Community Health Systems, Inc. 5.250%, 05/15/2030 (A)	1,073,000	809,082	0.5%
High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Health care (continued)
Par Pharmaceutical, Inc. 7.500%, 04/01/2027 (A)	$1,170,000	$889,170	0.5%
Teva Pharmaceutical Finance Netherlands III BV 5.125%, 05/09/2029 (B)	1,640,000	1,460,497	0.9%
OTHER SECURITIES		5,149,393	3.1%
		8,308,142
Industrials - 14.4%
American Airlines, Inc. 5.750%, 04/20/2029 (A)	1,110,000	1,014,491	0.6%
Chart Industries, Inc. 7.500%, 01/01/2030 (A)	690,000	693,650	0.4%
CoreCivic, Inc. 8.250%, 04/15/2026	1,070,000	1,097,285	0.7%
H&E Equipment Services, Inc. 3.875%, 12/15/2028 (A)	920,000	783,647	0.5%
Legends Hospitality Holding Company LLC 5.000%, 02/01/2026 (A)	850,000	756,500	0.5%
MIWD Holdco II LLC 5.500%, 02/01/2030 (A)	870,000	692,651	0.4%
Prime Security Services Borrower LLC 6.250%, 01/15/2028 (A)	920,000	837,347	0.5%
Smyrna Ready Mix Concrete LLC 6.000%, 11/01/2028 (A)	770,000	688,919	0.4%
Spirit Loyalty Cayman, Ltd. 8.000%, 09/20/2025 (A)	706,000	708,579	0.4%
The GEO Group, Inc. 9.500%, 12/31/2028 (A)(B)	945,000	899,583	0.5%
OTHER SECURITIES		15,883,887	9.5%
		24,056,539
Information technology - 3.8%
CommScope, Inc. 4.750%, 09/01/2029 (A)	1,500,000	1,209,300	0.7%
Vericast Corp. 11.000%, 09/15/2026 (A)	650,000	693,063	0.4%
OTHER SECURITIES		4,434,432	2.7%
		6,336,795
Materials - 5.4%
Canpack SA 3.875%, 11/15/2029 (A)	910,000	717,134	0.4%
First Quantum Minerals, Ltd. 6.875%, 03/01/2026 to 10/15/2027 (A)	1,450,000	1,367,374	0.8%
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	1,870,000	1,686,815	1.0%
Summit Materials LLC 5.250%, 01/15/2029 (A)	720,000	670,338	0.4%
OTHER SECURITIES		4,687,716	2.8%
		9,129,377
Real estate - 2.7%
Five Point Operating Company LP 7.875%, 11/15/2025 (A)	800,000	672,497	0.4%
IIP Operating Partnership LP 5.500%, 05/25/2026	950,000	841,197	0.5%
OTHER SECURITIES		2,954,199	1.8%
		4,467,893

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Utilities - 1.3%
Sunnova Energy Corp. 5.875%, 09/01/2026 (A)(B)	$1,200,000	$1,072,068	0.6%
OTHER SECURITIES		1,095,088	0.7%
		2,167,156
TOTAL CORPORATE BONDS (Cost $166,259,217)		$138,899,743
CONVERTIBLE BONDS - 0.9%
Communication services - 0.2%		396,575	0.2%
Consumer discretionary - 0.3%		433,225	0.3%
Financials - 0.1%		162,331	0.1%
Industrials - 0.2%		289,800	0.2%
Utilities - 0.1%		177,270	0.1%
TOTAL CONVERTIBLE BONDS (Cost $1,881,670)		$1,459,201
TERM LOANS (D) - 4.6%
Consumer discretionary - 1.6%		2,645,234	1.6%
Financials - 0.6%		954,066	0.6%
Health care - 0.6%		1,070,551	0.6%
Industrials - 0.2%		416,036	0.2%
Information technology - 1.3%
Dcert Buyer, Inc., 2021 2nd Lien Term Loan (6 month LIBOR + 7.000%) 11.696%, 02/19/2029	820,000	745,380	0.5%
OTHER SECURITIES		1,510,989	0.8%
		2,256,369
Materials - 0.3%		437,660	0.3%
TOTAL TERM LOANS (Cost $9,035,881)		$7,779,916
ASSET BACKED SECURITIES - 6.9%		11,506,387	6.9%
TOTAL ASSET BACKED SECURITIES (Cost $12,831,901)		$11,506,387
COMMON STOCKS - 0.5%
Communication services - 0.0%		0	0.0%
Energy - 0.5%		872,963	0.5%
TOTAL COMMON STOCKS (Cost $4,173,036)		$872,963
High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES - 0.8%
Energy - 0.3%		$538,574	0.3%
Financials - 0.5%		714,194	0.5%
TOTAL PREFERRED SECURITIES (Cost $1,441,338)		$1,252,768
ESCROW CERTIFICATES - 0.0%		0	0.0%
TOTAL ESCROW CERTIFICATES (Cost $342,202)		$0
SHORT-TERM INVESTMENTS - 2.1%
Short-term funds - 2.1%
John Hancock Collateral Trust, 4.2988% (E)(F)	334,853	3,347,124	2.0%
OTHER SECURITIES		123,212	0.1%
		3,470,336
TOTAL SHORT-TERM INVESTMENTS (Cost $3,470,394)		$3,470,336
Total Investments (High Yield Trust) (Cost $200,512,653) - 99.0%		$165,813,158	99.0%
Other assets and liabilities, net - 1.0%		1,680,053	1.0%
TOTAL NET ASSETS - 100.0%		$167,493,211	100.0%
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $120,752,984 or 72.1% of the fund's net assets as of 12-31-22.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(E)	The rate shown is the annualized seven-day yield as of 12-31-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	81	Long	Mar 2023	$8,751,344	$8,742,305	$(9,039)
						$(9,039)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	442,617	USD	444,715	MSCS	1/18/2023	$29,534	—
MXN	195,721	USD	9,572	JPM	1/18/2023	447	—
The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

High Yield Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	1,709	CAD	2,334	MSCS	1/18/2023	—	$(15)
						$29,981	$(15)

SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	NOVA Chemicals Corp.	355,000	USD	$355,000	5.000%	Quarterly	Jun 2027	$(7,939)	$(2,976)	$(10,915)
Centrally cleared	The Goodyear Tire & Rubber Company	470,000	USD	470,000	5.000%	Quarterly	Jun 2027	(7,605)	(291)	(7,896)
Centrally cleared	Xerox Holdings Corp.	190,000	USD	190,000	1.000%	Quarterly	Jun 2027	24,058	(3,974)	20,084
Centrally cleared	Beazer Homes USA, Inc.	470,000	USD	470,000	5.000%	Quarterly	Dec 2027	55,892	(36,612)	19,280
Centrally cleared	KB Home	662,000	USD	662,000	5.000%	Quarterly	Dec 2027	(6,011)	(42,534)	(48,545)
				$2,147,000				$58,395	$(86,387)	$(27,992)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Occidental Petroleum Corp.	1.073%	750,000	USD	$750,000	1.000%	Quarterly	Jun 2026	$(23,921)	$20,915	$(3,006)
Centrally cleared	Ford Motor Credit Company LLC	3.814%	800,000	USD	800,000	5.000%	Quarterly	Dec 2026	98,174	(76,675)	21,499
					$1,550,000				$74,253	$(55,760)	$18,493
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
Derivatives Abbreviations
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
See Notes to financial statements regarding investment transactions and other derivatives information.
Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 64.7%
U.S. Treasury Bonds - 17.1%
1.125%, 08/15/2040	$1,996,000	$1,239,547	0.6%
1.250%, 05/15/2050	4,170,000	2,244,144	1.1%
1.875%, 11/15/2051	3,165,000	2,004,582	1.0%
2.250%, 08/15/2046	3,655,000	2,586,626	1.3%
2.500%, 02/15/2045 to 02/15/2046	1,852,000	1,391,269	0.6%
3.000%, 11/15/2044 to 08/15/2052	11,680,000	9,601,102	4.6%
3.125%, 08/15/2044 to 05/15/2048	8,740,000	7,370,436	3.6%
3.375%, 08/15/2042 to 05/15/2044	2,490,000	2,205,171	1.1%
3.750%, 11/15/2043	2,908,000	2,725,568	1.3%
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
4.000%, 11/15/2042 to 11/15/2052	$2,095,000	$2,086,886	1.0%
4.375%, 11/15/2039	1,170,000	1,219,954	0.6%
OTHER SECURITIES		625,122	0.3%
		35,300,407
U.S. Treasury Inflation Protected Securities - 4.3%
0.250%, 07/15/2029	3,529,647	3,231,209	1.6%
0.625%, 07/15/2032	3,599,681	3,297,007	1.6%
0.750%, 07/15/2028	2,282,736	2,174,399	1.0%
OTHER SECURITIES		219,472	0.1%
		8,922,087

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes - 8.5%
0.625%, 05/15/2030		$3,430,000	$2,714,657	1.3%
1.625%, 05/15/2031 (A)		6,790,000	5,710,231	2.7%
1.875%, 02/15/2032		3,110,000	2,638,276	1.3%
2.750%, 08/15/2032		2,945,000	2,681,791	1.3%
2.875%, 05/31/2025		3,985,000	3,852,530	1.9%
			17,597,485
Federal Home Loan Mortgage Corp. - 6.5%
2.000%, 01/01/2052 to 01/01/2052		10,792,207	8,818,324	4.2%
2.500%, 01/01/2052 to 05/01/2052		4,250,797	3,612,942	1.7%
3.500%, 03/01/2048 to 06/01/2048		716,598	663,409	0.3%
OTHER SECURITIES			314,315	0.3%
			13,408,990
Federal National Mortgage Association - 18.2%
2.000%, TBA (B)		3,600,000	3,117,263	1.5%
2.500%, 07/01/2030 to 04/01/2050		1,297,178	1,122,505	0.5%
2.500%, TBA (B)		10,400,000	8,817,250	4.3%
2.660%, 03/01/2027		774,077	721,275	0.4%
3.000%, TBA (B)		3,400,000	2,986,953	1.4%
3.500%, 06/01/2046 to 05/01/2048		2,619,244	2,430,711	1.2%
4.000%, TBA (B)		3,700,000	3,473,373	1.7%
4.500%, TBA (B)		15,100,000	14,554,984	7.0%
OTHER SECURITIES			468,904	0.2%
			37,693,218
Government National Mortgage Association - 10.1%
2.000%, TBA (B)		2,600,000	2,181,322	1.1%
3.000%, TBA (B)		7,500,000	6,680,074	3.2%
3.500%, TBA (B)		5,400,000	4,961,412	2.4%
4.000%, TBA (B)		2,600,000	2,461,347	1.2%
4.500%, TBA (B)		4,600,000	4,463,478	2.2%
OTHER SECURITIES			125,777	0.0%
			20,873,410
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $150,030,311)			$133,795,597
FOREIGN GOVERNMENT OBLIGATIONS - 3.7%
Angola - 0.1%			175,280	0.1%
Benin - 0.1%			236,458	0.1%
Bermuda - 0.2%			367,338	0.2%
Brazil - 0.4%
Federative Republic of Brazil 10.000%, 01/01/2031	BRL	5,476,000	906,400	0.4%
Chile - 0.2%			302,058	0.2%
Colombia - 0.1%			282,736	0.1%
Egypt - 0.1%			204,789	0.1%
Ghana - 0.0%			75,400	0.0%
Hungary - 0.3%			564,197	0.3%
Indonesia - 0.2%			412,079	0.2%
Ivory Coast - 0.1%			190,192	0.1%
Mexico - 0.3%			628,444	0.3%
North Macedonia - 0.2%			469,958	0.2%
Panama - 0.3%			579,701	0.3%
Philippines - 0.3%			504,224	0.3%
Romania - 0.4%			860,013	0.4%
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Saudi Arabia - 0.1%		$238,992	0.1%
Senegal - 0.2%		395,046	0.2%
United Arab Emirates - 0.1%		231,953	0.1%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $10,704,221)		$7,625,258
CORPORATE BONDS - 24.8%
Communication services - 2.1%		4,264,017	2.1%
Consumer discretionary - 1.4%		2,903,245	1.4%
Consumer staples - 1.0%		1,987,961	1.0%
Energy - 2.1%		4,252,397	2.1%
Financials - 7.5%
Bank of America Corp. 2.687%, (2.687% to 4-22-31, then SOFR + 1.320%), 04/22/2032	$905,000	724,348	0.4%
Credit Suisse Group AG 6.537%, (6.537% to 8-12-32, then SOFR + 3.920%), 08/12/2033 (C)	790,000	693,141	0.3%
GTP Acquisition Partners I LLC 3.482%, 06/16/2025 (C)	730,000	680,019	0.3%
HSBC Holdings PLC 5.402%, (5.402% to 8-11-32, then SOFR + 2.870%), 08/11/2033	770,000	713,038	0.4%
OTHER SECURITIES		12,717,477	6.1%
		15,528,023
Health care - 2.1%		4,412,484	2.1%
Industrials - 1.9%		3,886,004	1.9%
Information technology - 2.8%		5,767,905	2.8%
Materials - 0.8%		1,715,270	0.8%
Real estate - 0.6%		1,347,578	0.6%
Utilities - 2.5%		5,139,326	2.5%
TOTAL CORPORATE BONDS (Cost $57,565,463)		$51,204,210
MUNICIPAL BONDS - 1.9%
Philadelphia Authority for Industrial Development (Pennsylvania) 6.550%, 10/15/2028	675,000	705,563	0.3%
OTHER SECURITIES		3,150,312	1.6%
TOTAL MUNICIPAL BONDS (Cost $4,319,727)		$3,855,875
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.1%
Commercial and residential - 12.2%
BBCMS Mortgage Trust Series 2017-DELC, Class A (1 month LIBOR + 0.975%), 5.293%, 08/15/2036 (C)(D)	949,000	932,248	0.5%
OTHER SECURITIES		24,340,812	11.7%
		25,273,060
Federal Home Loan Mortgage Corp. - 0.7%		1,402,639	0.7%
Federal National Mortgage Association - 1.2%		2,426,561	1.2%
Government National Mortgage Association - 0.0%		65,859	0.0%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $32,934,173)		$29,168,119

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES - 11.1%
Bain Capital Credit CLO, Ltd. Series 2017-2A, Class AR2 (3 month LIBOR + 1.180%), 5.538%, 07/25/2034 (C)(D)	$650,000	$632,945	0.3%
CIFC Funding, Ltd. Series 2017-2A, Class AR (3 month LIBOR + 0.950%), 5.193%, 04/20/2030 (C)(D)	894,715	881,970	0.4%
Galaxy XXIII CLO, Ltd. Series 2017-23A, Class AR (3 month LIBOR + 0.870%), 5.195%, 04/24/2029 (C)(D)	753,943	743,283	0.4%
Madison Park Funding XLI, Ltd. Series 12A, Class AR (3 month LIBOR + 0.830%), 5.155%, 04/22/2027 (C)(D)	639,913	632,993	0.3%
Madison Park Funding XXXVIII, Ltd. Series 2021-38A, Class A (3 month LIBOR + 1.120%), 5.199%, 07/17/2034 (C)(D)	655,000	638,516	0.3%
RR 1 LLC Series 2017-1A, Class A1AB (3 month LIBOR + 1.150%), 5.229%, 07/15/2035 (C)(D)	675,000	659,966	0.3%
Taco Bell Funding LLC Series 2021-1A, Class A2II, 2.294%, 08/25/2051 (C)	885,060	711,029	0.3%
Venture 42 CLO, Ltd. Series 2021-42A, Class A1A (3 month LIBOR + 1.130%), 5.209%, 04/15/2034 (C)(D)	655,000	633,181	0.3%
OTHER SECURITIES		17,401,954	8.5%
TOTAL ASSET BACKED SECURITIES (Cost $24,327,892)		$22,935,837
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
	COMMON STOCKS - 0.0%
	Energy - 0.0%	$9,392	0.0%
	TOTAL COMMON STOCKS (Cost $119,514)	$9,392
	SHORT-TERM INVESTMENTS - 3.5%
Repurchase agreement - 3.5%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-30-22 at 4.290% to be repurchased at $7,103,384 on 1-3-23, collateralized by $7,234,786 Federal National Mortgage Association, 3.500% - 6.000% due 6-1-52 to 12-1-52 (valued at $7,242,001)	$7,100,000	7,100,000	3.5%
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,100,000)	$7,100,000
	Total Investments (Investment Quality Bond Trust) (Cost $287,101,301) - 123.8%	$255,694,288	123.8%
	Other assets and liabilities, net - (23.8)%	(49,084,474)	(23.8%)
	TOTAL NET ASSETS - 100.0%	$206,609,814	100.0%
Currency Abbreviations
BRL	Brazilian Real
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $60,505,890 or 29.3% of the fund's net assets as of 12-31-22.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	23	Long	Mar 2023	$1,912,417	$1,810,823	$(101,594)
5-Year U.S. Treasury Note Futures	98	Long	Mar 2023	10,593,401	10,577,111	(16,290)
10-Year U.S. Treasury Note Futures	195	Short	Mar 2023	(21,958,876)	(21,897,891)	60,985
2-Year U.S. Treasury Note Futures	27	Short	Mar 2023	(5,559,423)	(5,537,109)	22,314
Euro SCHATZ Futures	36	Short	Mar 2023	(4,104,789)	(4,062,484)	42,305
Euro-Buxl Futures	7	Short	Mar 2023	(1,216,124)	(1,013,373)	202,751
German Euro BUND Futures	19	Short	Mar 2023	(2,872,117)	(2,703,602)	168,515
U.S. Treasury Long Bond Futures	59	Short	Mar 2023	(7,422,922)	(7,395,281)	27,641
Ultra U.S. Treasury Bond Futures	56	Short	Mar 2023	(7,584,837)	(7,521,500)	63,337
Ultra U.S. Treasury Bond Futures	15	Short	Mar 2023	(1,783,030)	(1,774,219)	8,811
						$478,775

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	866,801	BRL	4,690,000	CITI	3/15/2023	—	$(9,893)
USD	4,863,443	EUR	4,598,000	DB	3/15/2023	—	(82,091)
						—	$(91,984)

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	2,185,000	USD	Fixed 1.560%	USD Compounded SOFR	Annual	Annual	Dec 2041	$(11,594)	$592,157	$580,563
Centrally cleared	1,320,000	USD	Fixed 1.560%	USD Compounded SOFR	Annual	Annual	Dec 2051	(7,975)	415,602	407,627
								$(19,569)	$1,007,759	$988,190
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Federative Republic of Brazil	937,000	USD	$937,000	1.000%	Quarterly	Jun 2027	$46,223	$1,835	$48,058
Centrally cleared	CDX.EM.38	1,090,000	USD	1,090,000	1.000%	Quarterly	Dec 2027	88,200	(24,802)	63,398
				$2,027,000				$134,423	$(22,967)	$111,456
Derivatives Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
USD	U.S. Dollar
Derivatives Abbreviations
CITI	Citibank, N.A.
DB	Deutsche Bank AG
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
See Notes to financial statements regarding investment transactions and other derivatives information.
Money Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT - 4.6%
U.S. Treasury Notes - 4.6%
4.239%, (3 month USBMMY + 0.049%), 01/31/2023 (A)	$32,683,900	$32,691,126	1.4%
4.295%, (3 month USBMMY + 0.034%), 04/30/2023 (A)	32,679,000	32,699,931	1.4%
4.378%, (3 month USBMMY - 0.075%), 04/30/2024 (A)	15,000,000	15,001,000	0.6%
4.505%, (3 month USBMMY + 0.037%), 07/31/2024 (A)	26,848,500	26,845,248	1.2%
		107,237,305
TOTAL U.S. GOVERNMENT (Cost $107,237,305)		$107,237,305
U.S. GOVERNMENT AGENCY - 73.7%
Federal Agricultural Mortgage Corp. - 8.1%
4.380%, (SOFR + 0.020%), 02/14/2023 (A)	27,000,000	27,000,000	1.2%
4.380%, (SOFR + 0.020%), 02/24/2023 (A)	19,848,000	19,848,000	0.8%
Money Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY (continued)
Federal Agricultural Mortgage Corp. (continued)
4.380%, (SOFR + 0.020%), 03/01/2023 (A)	$16,299,000	$16,299,000	0.7%
4.395%, (SOFR + 0.035%), 04/06/2023 (A)	20,070,000	20,070,000	0.9%
4.400%, (SOFR + 0.040%), 03/29/2023 (A)	26,927,000	26,927,000	1.2%
OTHER SECURITIES		79,139,913	3.3%
		189,283,913
Federal Farm Credit Bank - 19.5%
4.380%, (SOFR + 0.015%), 05/02/2023 (A)	36,654,000	36,653,384	1.6%
4.388%, (SOFR + 0.030%), 06/14/2023 (A)	37,285,000	37,285,418	1.6%
4.390%, (SOFR + 0.030%), 04/06/2023 (A)	16,846,000	16,846,000	0.7%
4.398%, (Prime rate - 3.170%), 01/26/2023 (A)	16,308,000	16,307,915	0.7%

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY (continued)
Federal Farm Credit Bank (continued)
OTHER SECURITIES		$347,633,739	14.9%
		454,726,456
Federal Home Loan Bank - 44.0%
2.453%, 05/03/2023	$19,950,000	19,950,000	0.9%
2.521%, 05/23/2023	16,645,000	16,645,000	0.7%
3.050%, 04/24/2023	19,820,000	19,634,606	0.8%
4.141%, 01/11/2023	16,414,000	16,395,397	0.7%
4.244%, 02/01/2023	16,442,000	16,382,945	0.7%
4.304%, 01/31/2023	19,729,000	19,659,455	0.8%
4.319%, 02/10/2023	26,141,000	26,017,847	1.1%
4.349%, 02/15/2023	26,236,000	26,096,067	1.1%
4.370%, (SOFR + 0.010%), 01/04/2023 (A)	33,020,000	33,020,000	1.4%
4.370%, (SOFR + 0.010%), 01/17/2023 (A)	26,445,000	26,445,000	1.1%
4.370%, (SOFR + 0.010%), 01/25/2023 (A)	26,450,000	26,450,000	1.1%
4.370%, (SOFR + 0.010%), 02/21/2023 (A)	16,585,000	16,585,000	0.7%
4.370%, (SOFR + 0.010%), 03/30/2023 (A)	16,290,000	16,290,000	0.7%
4.383%, (SOFR + 0.010%), 01/17/2023 (A)	31,625,000	31,624,822	1.4%
4.383%, (SOFR + 0.010%), 01/03/2023 (A)	19,815,000	19,814,986	0.8%
4.400%, (SOFR + 0.040%), 10/06/2023 (A)	19,965,000	19,965,000	0.9%
4.400%, (SOFR + 0.040%), 01/30/2023 (A)	16,520,000	16,520,000	0.7%
4.400%, (SOFR + 0.040%), 06/05/2023 (A)	16,340,000	16,340,000	0.7%
4.405%, (SOFR + 0.045%), 05/23/2023 (A)	23,220,000	23,220,000	1.0%
4.405%, (SOFR + 0.045%), 03/03/2023 (A)	19,860,000	19,860,000	0.9%
4.410%, (SOFR + 0.050%), 03/28/2023 (A)	16,530,000	16,530,000	0.7%
4.410%, (SOFR + 0.050%), 02/21/2023 (A)	16,450,000	16,450,000	0.7%
4.410%, (SOFR + 0.050%), 03/01/2023 (A)	19,405,000	19,405,000	0.8%
4.410%, (SOFR + 0.050%), 03/03/2023 (A)	16,430,000	16,430,000	0.7%
4.415%, (SOFR + 0.055%), 04/03/2023 (A)	19,865,000	19,865,000	0.9%
4.415%, (SOFR + 0.055%), 03/02/2023 (A)	16,515,000	16,515,000	0.7%
4.421%, (SOFR + 0.060%), 04/10/2023 (A)	36,300,000	36,300,000	1.6%
4.421%, (SOFR + 0.060%), 04/18/2023 (A)	19,735,000	19,735,000	0.8%
4.431%, (SOFR + 0.070%), 04/03/2023 (A)	32,865,000	32,865,000	1.4%
4.451%, (SOFR + 0.090%), 08/21/2023 (A)	19,735,000	19,735,000	0.8%
4.472%, 03/03/2023	16,431,000	16,309,110	0.7%
4.526%, 03/08/2023	16,442,000	16,308,524	0.7%
4.532%, 03/15/2023	16,461,000	16,313,130	0.7%
4.536%, 03/21/2023	16,396,000	16,236,608	0.7%
OTHER SECURITIES		319,091,678	13.9%
		1,025,005,175
Money Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Mortgage Corp. - 1.0%		22,232,965	1.0%
Federal National Mortgage Association - 1.1%		25,310,696	1.1%
TOTAL U.S. GOVERNMENT AGENCY (Cost $1,716,559,205)		$1,716,559,205
REPURCHASE AGREEMENT - 21.9%
Barclays Tri-Party Repurchase Agreement dated 12-30-22 at 4.250% to be repurchased at $30,014,167 on 1-3-23, collateralized by $34,457,710 U.S. Treasury Inflation Indexed Notes, 0.125% due 1-15-31 (valued at $30,614,526)	$30,000,000	$30,000,000	1.3%
Goldman Sachs Tri-Party Repurchase Agreement dated 12-30-22 at 4.240% to be repurchased at $140,065,956 on 1-3-23, collateralized by $133,808,117 U.S. Treasury Inflation Indexed Bonds, 2.125% due 2-15-41 (valued at $142,867,329)	140,000,000	140,000,000	6.0%
Repurchase Agreement with State Street Corp. dated 12-30-22 at 4.260% to be repurchased at $339,360,555 on 1-3-23, collateralized by $304,648,400 U.S. Treasury Inflation Indexed Notes, 0.750% due 7-15-28 (valued at $345,984,052)	339,200,000	339,200,000	14.6%
OTHER SECURITIES		154,000	0.0%
TOTAL REPURCHASE AGREEMENT (Cost $509,354,000)		$509,354,000
Total Investments (Money Market Trust) (Cost $2,333,150,510) - 100.2%		$2,333,150,510	100.2%
Other assets and liabilities, net - (0.2)%		(3,853,015)	(0.2%)
TOTAL NET ASSETS - 100.0%		$2,329,297,495	100.0%
Security Abbreviations and Legend
SOFR	Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield
(A)	Variable rate obligation.
Opportunistic Fixed Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.4%
U.S. Treasury Bonds - 0.0%		$26,923	0.0%
U.S. Treasury Inflation Protected Securities - 4.6%
0.250%, 02/15/2050	$741,760	499,632	0.3%
1.625%, 10/15/2027	6,930,582	6,922,456	4.3%
		7,422,088

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes - 0.1%			$148,495	0.1%
Federal National Mortgage Association - 13.7%
4.500%, TBA (A)		22,751,000	21,929,815	13.7%
			21,929,815
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $30,097,967)			$29,527,321
FOREIGN GOVERNMENT OBLIGATIONS - 42.5%
Argentina - 0.2%			398,421	0.2%
Australia - 1.6%
Commonwealth of Australia 0.250%, 11/21/2032	AUD	1,750,000	1,120,022	0.7%
Commonwealth of Australia, Inflation Linked Bond 1.495%, 08/21/2040		1,370,000	1,006,388	0.6%
OTHER SECURITIES			386,668	0.3%
			2,513,078
Benin - 0.1%			217,076	0.1%
Brazil - 5.9%
10.000% 01/01/2025 to 01/01/2033	BRL	51,689,000	8,811,004	5.5%
OTHER SECURITIES			582,938	0.4%
			9,393,942
Bulgaria - 0.2%			341,859	0.2%
Canada - 1.9%
Government of Canada 4.000%, 12/01/2031	CAD	1,110,549	995,746	0.6%
Province of Ontario 2.000%, 12/01/2036		2,783,105	1,986,775	1.3%
			2,982,521
Chile - 0.2%			320,046	0.2%
Colombia - 1.4%
Republic of Colombia 6.125%, 01/18/2041		$645,000	512,792	0.3%
OTHER SECURITIES			1,712,420	1.1%
			2,225,212
Czech Republic - 0.6%			917,453	0.6%
Egypt - 0.2%			264,650	0.2%
Ghana - 0.1%			175,000	0.1%
Greece - 0.6%
Republic of Greece, GDP-Linked Note 4.404%, 10/15/2042 (B)*	EUR	409,185,000	963,626	0.6%
Hungary - 1.0%
Republic of Hungary 1.625%, 04/28/2032		990,000	759,939	0.5%
OTHER SECURITIES			823,107	0.5%
			1,583,046
Iceland - 2.0%
Republic of Iceland 5.000%, 11/15/2028	ISK	433,770,000	2,848,689	1.8%
OTHER SECURITIES			328,166	0.2%
			3,176,855
Indonesia - 1.0%
7.500% 08/15/2032 to 04/15/2040	IDR	8,132,000,000	538,764	0.4%
OTHER SECURITIES			1,043,373	0.6%
			1,582,137
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan - 4.0%
Government of Japan, CPI Linked Bond 0.100%, 03/10/2028	JPY	821,957,072	$6,497,870	4.0%
Malaysia - 1.1%
Government of Malaysia 3.882%, 03/14/2025	MYR	1,875,000	427,519	0.3%
OTHER SECURITIES			1,357,967	0.8%
			1,785,486
Mexico - 1.4%
Government of Mexico 3.625%, 04/09/2029	EUR	550,000	570,356	0.3%
Government of Mexico 5.500%, 03/04/2027	MXN	10,591,500	474,051	0.3%
OTHER SECURITIES			1,218,771	0.8%
			2,263,178
New Zealand - 3.7%
Government of New Zealand 2.750%, 05/15/2051	NZD	2,975,000	1,353,704	0.8%
Government of New Zealand, Inflation Linked Bond 2.994%, 09/20/2040		1,925,000	1,459,604	0.9%
Government of New Zealand, Inflation Linked Bond 3.025%, 09/20/2035		2,315,000	1,782,228	1.1%
Government of New Zealand, Inflation Linked Bond 3.687%, 09/20/2030		1,280,000	1,046,584	0.7%
OTHER SECURITIES			347,475	0.2%
			5,989,595
North Macedonia - 0.7%
Republic of North Macedonia 1.625%, 03/10/2028	EUR	1,125,000	938,099	0.6%
OTHER SECURITIES			149,371	0.1%
			1,087,470
Panama - 0.2%
Republic of Panama 4.500%, 04/01/2056		$560,000	407,985	0.2%
Peru - 0.9%
Republic of Peru 6.350%, 08/12/2028	PEN	2,230,000	557,847	0.3%
OTHER SECURITIES			840,453	0.6%
			1,398,300
Philippines - 0.1%			157,294	0.1%
Poland - 0.7%			1,169,612	0.7%
Romania - 1.0%
Republic of Romania 3.875%, 10/29/2035	EUR	520,000	409,536	0.3%
OTHER SECURITIES			1,125,124	0.7%
			1,534,660
Russia - 0.6%
Government of Russia 6.900%, 05/23/2029 (C)	RUB	164,290,000	668,298	0.4%
OTHER SECURITIES			342,061	0.2%
			1,010,359
Serbia - 0.2%			307,832	0.2%
Slovenia - 0.1%			120,820	0.1%
South Africa - 1.3%
Republic of South Africa 8.875%, 02/28/2035	ZAR	11,500,000	570,055	0.4%

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
South Africa (continued)
OTHER SECURITIES			$1,522,867	0.9%
			2,092,922
South Korea - 8.8%
Republic of Korea 1.375%, 12/10/2029	KRW	10,736,980,000	7,237,064	4.5%
Republic of Korea 2.375%, 12/10/2031		4,545,430,000	3,207,404	2.0%
Republic of Korea, Inflation Linked Bond 1.125%, 06/10/2030		3,038,485,519	2,371,127	1.5%
Republic of Korea, Inflation Linked Bond 1.750%, 06/10/2028		1,578,882,338	1,279,372	0.8%
			14,094,967
Sri Lanka - 0.0%			62,050	0.0%
Thailand - 0.6%			960,971	0.6%
Ukraine - 0.1%			93,593	0.1%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $83,939,455)			$68,089,886
CORPORATE BONDS - 22.8%
Australia - 0.2%			347,160	0.2%
Austria - 0.1%			196,201	0.1%
Bermuda - 0.1%			144,142	0.1%
Canada - 0.7%			1,093,274	0.7%
Cayman Islands - 0.1%			182,294	0.1%
Chile - 0.1%			116,500	0.1%
China - 0.3%			530,598	0.3%
Finland - 0.0%			25,627	0.0%
France - 1.0%
Societe Generale SA 6.221%, (6.221% to 6-15-32, then 1 Year CMT + 3.200%), 06/15/2033 (D)		$665,000	621,964	0.4%
Valeo 1.000%, 08/03/2028	EUR	500,000	411,806	0.3%
OTHER SECURITIES			605,914	0.3%
			1,639,684
Germany - 0.5%			766,558	0.5%
Hong Kong - 0.1%			142,747	0.1%
Italy - 0.3%
Assicurazioni Generali SpA 2.429%, 07/14/2031		600,000	526,798	0.3%
			526,798
Japan - 0.1%			121,379	0.1%
Luxembourg - 0.2%			312,616	0.2%
Macau - 0.2%			281,850	0.2%
Malta - 0.1%			147,441	0.1%
Mexico - 0.2%			293,100	0.2%
Netherlands - 0.7%			1,221,631	0.7%
Norway - 0.6%
Var Energi ASA 7.500%, 01/15/2028 (D)		$460,000	468,557	0.3%
Var Energi ASA 8.000%, 11/15/2032 (D)		425,000	438,905	0.3%
OTHER SECURITIES			43,845	0.0%
			951,307
Singapore - 0.1%			180,338	0.1%
Spain - 0.2%			289,297	0.2%
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Switzerland - 0.6%
Credit Suisse Group AG 6.537%, (6.537% to 8-12-32, then SOFR + 3.920%), 08/12/2033 (D)	$500,000	$438,697	0.3%
OTHER SECURITIES		463,180	0.3%
		901,877
United Arab Emirates - 0.2%		276,514	0.2%
United Kingdom - 1.4%
HSBC Holdings PLC 5.402%, (5.402% to 8-11-32, then SOFR + 2.870%), 08/11/2033	475,000	439,861	0.3%
OTHER SECURITIES		1,816,834	1.1%
		2,256,695
United States - 14.7%
Bank of America Corp. 2.687%, (2.687% to 4-22-31, then SOFR + 1.320%), 04/22/2032	670,000	536,257	0.3%
Black Knight InfoServ LLC 3.625%, 09/01/2028 (D)	675,000	585,563	0.4%
Builders FirstSource, Inc. 5.000%, 03/01/2030 (D)	520,000	460,761	0.3%
FirstCash, Inc. 4.625%, 09/01/2028 (D)	616,000	540,824	0.3%
JPMorgan Chase & Co. 4.912%, (4.912% to 7-25-32, then SOFR + 2.080%), 07/25/2033	810,000	771,223	0.5%
Nationstar Mortgage Holdings, Inc. 5.750%, 11/15/2031 (D)	526,000	408,965	0.3%
Reynolds American, Inc. 5.850%, 08/15/2045	580,000	494,042	0.3%
United Wholesale Mortgage LLC 5.500%, 04/15/2029 (D)	544,000	432,741	0.3%
OTHER SECURITIES		19,419,448	12.0%
		23,649,824
TOTAL CORPORATE BONDS (Cost $41,370,629)		$36,595,452
CONVERTIBLE BONDS - 3.8%
Canada - 0.0%		64,031	0.0%
China - 0.4%		566,406	0.4%
Israel - 0.0%		29,796	0.0%
Italy - 0.1%		90,095	0.1%
Luxembourg - 0.1%		126,500	0.1%
Singapore - 0.2%		314,975	0.2%
United Kingdom - 0.2%		403,680	0.2%
United States - 2.8%		4,522,210	2.8%
TOTAL CONVERTIBLE BONDS (Cost $7,318,085)		$6,117,693
MUNICIPAL BONDS - 3.8%
Commonwealth of Massachusetts, GO 2.514%, 07/01/2041	625,000	450,029	0.3%
OTHER SECURITIES		5,578,247	3.5%
TOTAL MUNICIPAL BONDS (Cost $7,233,480)		$6,028,276
TERM LOANS (E) - 3.9%
Luxembourg - 0.1%		233,526	0.1%
Netherlands - 0.1%		158,958	0.1%

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS (continued)
Sweden - 0.1%		156,242	0.1%
United States - 3.6%		5,718,496	3.6%
TOTAL TERM LOANS (Cost $6,562,852)		$6,267,222
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.3%
United States - 3.3%
Federal Home Loan Mortgage Corp. Series 2022-HQA1, Class M2 (1 month SOFR + 5.250%), 9.178%, 03/25/2042 (D)(F)	$560,000	$543,263	0.4%
OTHER SECURITIES		4,640,423	2.9%
		5,183,686
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,456,835)		$5,183,686
ASSET BACKED SECURITIES - 3.2%
Cayman Islands - 2.0%		3,191,206	2.0%
United States - 1.2%		1,979,868	1.2%
TOTAL ASSET BACKED SECURITIES (Cost $5,665,497)		$5,171,074
COMMON STOCKS - 0.0%
United States - 0.0%		3,179	0.0%
TOTAL COMMON STOCKS (Cost $12,163)		$3,179
PREFERRED SECURITIES - 0.2%
Bermuda - 0.0%		29,805	0.0%
United States - 0.2%		333,669	0.2%
TOTAL PREFERRED SECURITIES (Cost $368,074)		$363,474
EXCHANGE-TRADED FUNDS - 0.3%
United States - 0.3%
SPDR Bloomberg Convertible Securities ETF (G)	7,600	488,984	0.3%
TOTAL EXCHANGE-TRADED FUNDS (Cost $426,512)		$488,984
SHORT-TERM INVESTMENTS - 9.6%
U.S. Government - 0.0%		67,742	0.0%
Short-term funds - 9.6%
John Hancock Collateral Trust, 4.2988% (H)(I)	29,162	291,498	0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (H)	15,039,801	15,039,801	9.4%
		15,331,299
TOTAL SHORT-TERM INVESTMENTS (Cost $15,398,894)		$15,399,041
Total Investments (Opportunistic Fixed Income Trust) (Cost $203,850,443) - 111.8%		$179,235,288	111.8%
Other assets and liabilities, net - (11.8)%		(18,884,960)	(11.8%)
TOTAL NET ASSETS - 100.0%		$160,350,328	100.0%
Opportunistic Fixed Income Trust (continued)
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
ZAR	South African Rand
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
CPI	Consumer Price Index
GO	General Obligation
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Non-income producing security.
(C)	Non-income producing - Issuer is in default.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $29,410,746 or 18.3% of the fund's net assets as of 12-31-22.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	All or a portion of this security is on loan as of 12-31-22.
(H)	The rate shown is the annualized seven-day yield as of 12-31-22.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	45	Long	Mar 2023	$3,741,686	$3,542,915	$(198,771)
10-Year U.S. Treasury Note Futures	109	Long	Mar 2023	12,325,662	12,240,359	(85,303)
30-Day Federal Funds Futures	19	Long	Sep 2023	7,540,496	7,530,144	(10,352)
5-Year U.S. Treasury Note Futures	233	Long	Mar 2023	25,332,110	25,147,617	(184,493)
Euro SCHATZ Futures	1	Long	Mar 2023	114,041	112,847	(1,194)
Ultra U.S. Treasury Bond Futures	14	Long	Mar 2023	1,921,961	1,880,375	(41,586)
Ultra U.S. Treasury Bond Futures	3	Long	Mar 2023	356,983	354,844	(2,139)
10-Year Canada Government Bond Futures	9	Short	Mar 2023	(822,002)	(814,586)	7,416
10-Year Japan Government Bond Future	7	Short	Mar 2023	(7,914,307)	(7,758,458)	155,849
2-Year U.S. Treasury Note Futures	30	Short	Mar 2023	(6,162,766)	(6,152,344)	10,422
5-Year Canada Government Bond Futures	2	Short	Mar 2023	(165,337)	(164,653)	684
Euro-BTP Italian Government Bond Futures	41	Short	Mar 2023	(5,126,603)	(4,780,328)	346,275
Euro-Buxl Futures	28	Short	Mar 2023	(4,865,255)	(4,053,492)	811,763
Euro-OAT Futures	16	Short	Mar 2023	(2,310,411)	(2,180,292)	130,119
German Euro BOBL Futures	10	Short	Mar 2023	(1,271,330)	(1,239,045)	32,285
German Euro BUND Futures	10	Short	Mar 2023	(1,502,746)	(1,422,949)	79,797
U.K. Long Gilt Bond Futures	5	Short	Mar 2023	(612,776)	(603,871)	8,905
U.S. Treasury Long Bond Futures	45	Short	Mar 2023	(5,639,596)	(5,640,469)	(873)
						$1,058,804

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
BRL	46,699,000	USD	8,913,790	CITI	1/4/2023	—	$(68,863)
BRL	5,310,000	USD	1,021,773	SSB	2/2/2023	—	(21,523)
BRL	637,000	USD	116,486	CITI	3/2/2023	$2,925	—
BRL	1,309,000	USD	245,756	GSI	3/2/2023	—	(370)
CAD	1,965,000	USD	1,444,439	GSI	1/31/2023	7,712	—
CAD	60,000	USD	44,168	GSI	3/15/2023	192	—
CLP	44,200,000	USD	49,579	SSB	1/31/2023	2,382	—
CLP	75,567,000	USD	85,541	GSI	3/15/2023	2,683	—
CLP	125,527,000	USD	142,617	MSI	3/15/2023	3,936	—
CNH	2,502,000	USD	363,038	GSI	3/15/2023	650	—
COP	2,846,869,000	USD	592,111	MSI	1/31/2023	—	(7,852)
COP	528,200,000	USD	110,110	SSB	1/31/2023	—	(1,709)
CZK	3,170,000	USD	139,004	BARC	1/31/2023	1,379	—
CZK	2,754,000	USD	118,050	BARC	3/15/2023	3,640	—
CZK	1,070,000	USD	46,094	CITI	3/15/2023	1,186	—
EGP	830,000	USD	30,515	CITI	1/31/2023	1,161	—
EGP	4,900,000	USD	171,030	GSI	2/15/2023	12,203	—
EGP	2,420,000	USD	91,114	CITI	6/1/2023	—	(5,384)
EUR	5,515,000	USD	5,885,826	BARC	1/31/2023	25,537	—
EUR	171,002	USD	181,656	MSI	1/31/2023	1,636	—
EUR	39,000	USD	41,322	CITI	3/15/2023	605	—
EUR	30,000	USD	32,182	MSI	3/15/2023	70	—
GBP	1,646,000	USD	2,002,135	BARC	1/31/2023	—	(12,847)
GBP	29,000	USD	36,118	BARC	3/15/2023	—	(1,033)
HUF	30,600,000	USD	79,805	CITI	1/31/2023	1,336	—
HUF	768,098,000	USD	1,999,469	JPM	1/31/2023	37,281	—
HUF	133,756,000	USD	329,044	GSI	3/16/2023	21,229	—
IDR	2,860,000,000	USD	183,569	BARC	1/31/2023	95	—
IDR	29,730,240,000	USD	1,908,476	SSB	1/31/2023	740	—
IDR	9,872,212,000	USD	630,933	BARC	3/15/2023	2,644	—
JPY	404,000,000	USD	3,064,186	BARC	1/31/2023	11,306	—
KRW	1,229,517,000	USD	959,572	MSI	1/31/2023	13,283	—
KZT	47,800,000	USD	99,034	GSI	3/15/2023	2,421	—
MXN	3,990,000	USD	199,718	BOA	1/31/2023	3,902	—
MXN	38,048,000	USD	1,916,332	MSI	1/31/2023	25,359	—
MXN	990,000	USD	49,136	CITI	3/15/2023	991	—
MXN	4,724,000	USD	233,784	GSI	3/15/2023	5,412	—
The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
MXN	4,724,000	USD	234,366	MSI	3/15/2023	$4,830	—
NOK	13,542,000	USD	1,379,473	BOA	1/31/2023	—	$(1,582)
NOK	21,520,000	USD	2,185,393	MSI	1/31/2023	4,257	—
NZD	5,442,000	USD	3,440,351	BARC	1/31/2023	12,751	—
PEN	250,000	USD	64,994	CITI	1/31/2023	390	—
PEN	215,000	USD	55,931	CITI	3/15/2023	86	—
PHP	67,468,000	USD	1,221,140	CITI	1/31/2023	—	(11,440)
PHP	41,655,000	USD	743,441	MSI	1/31/2023	3,432	—
PLN	830,000	USD	188,150	BARC	1/31/2023	1,277	—
PLN	551,000	USD	124,328	GSI	1/31/2023	1,424	—
PLN	2,757,000	USD	606,618	BARC	3/15/2023	20,218	—
PLN	130,000	USD	29,307	MSI	3/15/2023	250	—
RON	505,000	USD	109,071	BARC	1/31/2023	—	(3)
RON	2,175,000	USD	461,834	GSI	3/15/2023	6,560	—
SEK	30,048,000	USD	2,897,589	JPM	1/31/2023	—	(8,495)
SGD	45,000	USD	33,205	MSI	3/15/2023	404	—
THB	7,300,000	USD	211,616	BARC	1/31/2023	—	(276)
THB	23,551,000	USD	683,232	BARC	3/15/2023	1,373	—
THB	5,618,000	USD	162,393	JPM	3/15/2023	917	—
TRY	3,481,000	USD	182,184	BARC	1/31/2023	—	(263)
TRY	590,000	USD	30,926	CITI	1/31/2023	—	(91)
TRY	2,255,000	USD	114,714	GSI	3/15/2023	—	(558)
USD	4,260,963	AUD	6,386,000	BARC	1/31/2023	—	(89,524)
USD	8,668,364	BRL	46,699,000	CITI	1/4/2023	—	(176,563)
USD	339,050	BRL	1,799,000	CITI	2/2/2023	171	—
USD	7,750,657	BRL	40,279,000	SSB	2/2/2023	163,262	—
USD	330,984	BRL	1,769,000	GSI	3/2/2023	—	(632)
USD	5,101,478	CAD	6,940,000	GSI	1/31/2023	—	(27,236)
USD	43,923	CAD	60,000	BARC	3/15/2023	—	(437)
USD	1,997,550	CHF	1,843,000	BOA	1/31/2023	—	(2,375)
USD	354,302	CLP	316,002,000	SSB	1/31/2023	—	(17,185)
USD	4,888,344	CNH	33,903,000	GSI	1/31/2023	—	(23,086)
USD	360,978	CNH	2,502,000	JPM	3/15/2023	—	(2,710)
USD	192,388	COP	925,000,000	MSI	1/31/2023	2,551	—
USD	476,251	COP	2,284,338,000	SSB	1/31/2023	7,440	—
USD	453,260	COP	2,238,062,000	CITI	3/15/2023	—	(2,124)
USD	2,246,556	CZK	51,325,000	GSI	1/31/2023	—	(26,369)
USD	12,505	CZK	286,000	JPM	3/15/2023	—	(132)
USD	54,579	EGP	1,490,000	GSI	1/31/2023	—	(2,285)
USD	10,672,559	EUR	10,000,154	BARC	1/31/2023	—	(46,306)
USD	24,505	EUR	23,000	MSI	1/31/2023	—	(148)
USD	249,720	EUR	236,000	BARC	3/15/2023	—	(3,997)
USD	85,952	EUR	80,000	GSI	3/15/2023	—	(54)
USD	39,628	EUR	37,000	MSI	3/15/2023	—	(150)
USD	148,396	GBP	122,000	BARC	1/31/2023	952	—
USD	71,156	GBP	58,000	BOA	3/15/2023	986	—
USD	260,250	HKD	2,026,000	BOA	1/31/2023	400	—
USD	82,850	HUF	31,664,000	CITI	1/31/2023	—	(1,113)
USD	147,078	HUF	56,500,000	JPM	1/31/2023	—	(2,742)
USD	21,861	HUF	8,627,000	JPM	3/16/2023	—	(731)
USD	345,487	IDR	5,382,000,000	SSB	1/31/2023	—	(134)
USD	1,938,178	INR	160,735,000	JPM	1/31/2023	—	(1,872)
USD	7,384,938	JPY	973,673,000	BARC	1/31/2023	—	(27,247)
USD	424,970	JPY	56,578,000	CITI	1/31/2023	—	(5,736)
USD	843,809	JPY	110,300,000	JPM	1/31/2023	4,139	—
USD	13,247,774	KRW	16,974,611,000	MSI	1/31/2023	—	(183,394)
USD	47,173	KZT	22,900,000	CITI	3/15/2023	—	(1,432)
USD	359,614	MXN	7,140,000	MSI	1/31/2023	—	(4,759)
USD	52,451	MXN	1,047,000	CITI	3/15/2023	—	(563)
USD	146,828	MXN	2,954,000	GSI	3/15/2023	—	(2,745)
USD	804,267	NZD	1,270,000	BOA	1/31/2023	—	(1,583)
USD	5,799,665	NZD	9,174,000	BARC	1/31/2023	—	(21,495)
USD	89,325	NZD	140,000	JPM	3/15/2023	452	—
USD	116,426	PEN	450,000	CITI	1/31/2023	—	(1,264)
USD	430,020	PEN	1,655,000	BARC	3/15/2023	—	(1,186)
USD	34,513	PHP	1,940,000	MSI	3/15/2023	—	(223)
The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	2,331,997	PLN	10,304,000	CITI	1/31/2023	—	$(19,633)
USD	18,203	PLN	81,000	CITI	3/15/2023	—	(214)
USD	183,513	RON	850,000	BARC	1/31/2023	—	(66)
USD	18,243	RON	85,000	BARC	3/15/2023	—	(62)
USD	2,149,245	SEK	22,278,000	BOA	1/31/2023	$7,231	—
USD	2,017,957	SGD	2,724,000	MSI	1/31/2023	—	(15,263)
USD	7,412	SGD	10,000	BARC	3/15/2023	—	(57)
USD	89,653	SGD	120,000	JPM	3/15/2023	28	—
USD	377,189	THB	13,030,000	BARC	1/31/2023	—	(39)
USD	9,655	THB	330,000	BARC	3/15/2023	62	—
USD	317,223	TRY	6,073,000	BARC	1/31/2023	—	(158)
USD	608,705	ZAR	10,563,000	JPM	1/31/2023	—	(11,072)
USD	371,282	ZAR	6,482,000	BARC	3/15/2023	—	(7,655)
UYU	3,270,000	USD	83,325	CITI	3/15/2023	—	(958)
UYU	2,380,000	USD	58,570	JPM	3/15/2023	1,379	—
ZAR	33,676,000	USD	1,960,113	GSI	1/31/2023	15,803	—
ZAR	3,430,000	USD	196,788	MSI	1/31/2023	4,465	—
ZAR	80,000	USD	4,691	GSI	3/15/2023	—	(14)
						$461,386	$(877,012)

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	52,320,000	MXN	MXN TIIE Banxico	Fixed 7.840%	Monthly	Monthly	Mar 2027	$2,212	$(101,639)	$(99,427)
Centrally cleared	8,500,000	NZD	NZD BBR FRA	Fixed 2.660%	Semi-Annual	Quarterly	Mar 2027	(17,150)	(414,399)	(431,549)
Centrally cleared	6,540,000	NZD	NZD BBR FRA	Fixed 2.750%	Semi-Annual	Quarterly	Mar 2027	5,792	(322,680)	(316,888)
Centrally cleared	783,430,000	HUF	HUF BUBOR Reuters	Fixed 5.130%	Annual	Semi-Annual	Mar 2027	1,202	(417,042)	(415,840)
Centrally cleared	1,433,300,000	HUF	HUF BUBOR Reuters	Fixed 5.000%	Annual	Semi-Annual	Mar 2027	7,686	(787,408)	(779,722)
Centrally cleared	4,675,000	PLN	Fixed 6.445%	PLN WIBOR WIBO	Annual	Semi-Annual	Dec 2027	—	(12,089)	(12,089)
Centrally cleared	141,675,000	HUF	HUF BUBOR Reuters	Fixed 11.150%	Annual	Semi-Annual	Dec 2027	—	(306)	(306)
Centrally cleared	4,675,000	PLN	Fixed 6.463%	PLN WIBOR WIBO	Annual	Semi-Annual	Dec 2027	—	(12,871)	(12,871)
Centrally cleared	308,390,000	INR	Fixed 6.410%	INR MIBOR Compounded OIS	Semi-Annual	Semi-Annual	Dec 2027	(15,441)	26,575	11,134
Centrally cleared	3,846,680,000	KRW	KRW CD KSDA Bloomberg	Fixed 4.320%	Quarterly	Quarterly	Mar 2028	—	106,028	106,028
Centrally cleared	18,235,000	SEK	SEK STIBOR SIDE	Fixed 2.920%	Annual	Quarterly	Mar 2028	—	(30,694)	(30,694)
Centrally cleared	17,445,000	MXN	MXN TIIE Banxico	Fixed 6.940%	Monthly	Monthly	Sep 2031	(277)	(97,805)	(98,082)
Centrally cleared	21,005,000	ZAR	ZAR JIBAR SAFEX	Fixed 9.255%	Quarterly	Quarterly	Mar 2033	—	698	698
								$(15,976)	$(2,063,632)	$(2,079,608)
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	Federative Republic of Brazil	585,000	USD	$585,000	1.000%	Quarterly	Dec 2026	$28,358	$(6,577)	$21,781
BARC	Republic of South Africa	310,000	USD	310,000	1.000%	Quarterly	Dec 2027	20,176	(95)	20,081
BOA	Federative Republic of Brazil	2,345,000	USD	2,345,000	1.000%	Quarterly	Dec 2027	150,169	(452)	149,717
BOA	Federative Republic of Brazil	620,000	USD	620,000	1.000%	Quarterly	Dec 2027	39,828	(244)	39,584
CITI	Republic of South Africa	650,000	USD	650,000	1.000%	Quarterly	Dec 2027	41,520	(939)	40,581
GSI	Federative Republic of Brazil	945,000	USD	945,000	1.000%	Quarterly	Dec 2027	61,276	(942)	60,334
GSI	Republic of Indonesia	880,000	USD	880,000	1.000%	Quarterly	Dec 2027	(1,358)	1,701	343
JPM	United Mexican States	895,000	USD	895,000	1.000%	Quarterly	Dec 2027	10,221	1,112	11,333
The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
Credit default swaps - Buyer (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
MSI	Government of Japan	9,570,000	USD	$9,570,000	1.000%	Quarterly	Dec 2024	$(137,716)	$(28,732)	$(166,448)
				$16,800,000				$212,474	$(35,168)	$177,306
Centrally cleared	CDX.NA.HY.38	831,600	USD	831,600	5.000%	Quarterly	Jun 2027	4,717	(23,574)	(18,857)
Centrally cleared	CDX.EM.38	7,590,000	USD	7,590,000	1.000%	Quarterly	Dec 2027	440,899	562	441,461
Centrally cleared	CDX.NA.HY.39	32,450	USD	32,450	5.000%	Quarterly	Dec 2027	(550)	285	(265)
				$8,454,050				$445,066	$(22,727)	$422,339
				$25,254,050				$657,540	$(57,895)	$599,645
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.39	4.832%	110,000	USD	$110,000	5.000%	Quarterly	Dec 2027	$(2,695)	$3,594	$899
					$110,000				$(2,695)	$3,594	$899
Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	4,220,000	Mar 2023	MSI	—	$163,229	$163,229
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	1,610,000	Jun 2023	MSI	—	(58,012)	(58,012)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	1,560,000	Jun 2023	MSI	—	(27,754)	(27,754)
								—	$77,463	$77,463

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Inflation swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	2,970,000	USD	$2,970,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	$(5,013)	$(5,013)
BARC	2,990,000	USD	2,990,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	(5,047)	(5,047)
BARC	5,640,000	USD	5,640,000	Fixed 3.147%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	16,446	16,446
BOA	640,000	USD	640,000	Fixed 1.635%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2050	—	160,802	160,802
CITI	1,855,000	USD	1,855,000	Fixed 3.257%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	(4,430)	(4,430)
CITI	1,730,000	USD	1,730,000	Fixed 3.257%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	$(197)	(3,935)	(4,132)
CITI	780,000	USD	780,000	Fixed 2.578%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2051	—	32,636	32,636
The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
Inflation swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPM	2,330,000	USD	$2,330,000	Fixed 1.830%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2050	$(54,849)	$544,898	$490,049
			$18,935,000						$(55,046)	$736,357	$681,311
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Derivatives Abbreviations
BARC	Barclays Bank PLC
BBR	Bank Bill Rate
BOA	Bank of America, N.A.
BUBOR	Budapest Interbank Offered Rate
CITI	Citibank, N.A.
CPI	Consumer Price Index
GSI	Goldman Sachs International
JIBAR	Johannesburg Interbank Agreed Rate
JPM	JPMorgan Chase Bank, N.A.
KSDA	Korea Securities Dealers Association
MIBOR	Mumbai Interbank Offered Rate
MSI	Morgan Stanley & Co. International PLC
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
SSB	State Street Bank and Trust Company
STIBOR	Stockholm Interbank Offered Rate
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)
WIBOR	Warsaw Interbank Offered Rate
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 43.2%
U.S. Treasury Bonds - 11.8%
2.500%, 02/15/2045	$83,239,000	$62,666,610	1.1%
3.000%, 02/15/2047 to 08/15/2052	532,801,000	438,774,818	7.3%
3.375%, 08/15/2042	16,285,000	14,554,719	0.2%
4.000%, 11/15/2042 to 11/15/2052	192,214,000	188,961,563	3.2%
		704,957,710
U.S. Treasury Notes - 2.1%
4.125%, 11/15/2032	113,564,000	115,888,513	1.9%
OTHER SECURITIES		8,756,848	0.2%
		124,645,361
Federal Home Loan Mortgage Corp. - 8.5%
2.000%, 03/01/2052	62,437,798	51,188,086	0.9%
2.500%, 08/01/2051 to 12/01/2051	40,046,849	34,332,280	0.6%
3.000%, 03/01/2043 to 12/01/2049	95,431,990	85,821,938	1.4%
3.500%, 04/01/2044 to 03/01/2052	64,877,030	60,491,763	1.0%
3.500%, 03/01/2052 to 04/01/2052 (A)	53,351,614	48,855,574	0.8%
4.000%, 03/01/2048 to 08/01/2052	72,049,994	68,278,376	1.1%
4.500%, 12/01/2037 to 09/01/2052	74,167,613	72,201,228	1.3%
5.000%, 10/01/2052 to 12/01/2052 (A)	57,453,860	57,006,608	0.9%
5.500%, 09/01/2052	29,293,577	29,715,536	0.5%
		507,891,389
Federal National Mortgage Association - 20.7%
2.500%, 12/01/2050 to 03/01/2052	223,653,843	191,263,286	3.2%
3.000%, 01/01/2043 to 02/01/2052	191,278,107	170,887,309	2.8%
3.500%, 06/01/2042 to 04/01/2052	162,939,337	151,607,802	2.6%
4.000%, 09/01/2040 to 09/01/2052	316,735,646	303,327,228	5.2%
4.500%, 07/01/2037 to 10/01/2052	189,250,006	185,002,843	3.1%
4.500%, TBA (A)	32,162,000	31,975,078	0.5%
5.000%, 10/01/2052 to 10/01/2052	59,057,097	58,404,922	1.0%
5.500%, 10/01/2052	26,356,884	26,662,413	0.4%
5.500%, 12/01/2052 to 12/01/2052 (A)	92,515,693	93,796,685	1.6%
OTHER SECURITIES		19,563,507	0.3%
		1,232,491,073
Government National Mortgage Association - 0.1%		2,487,247	0.1%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,733,452,021)		$2,572,472,780
FOREIGN GOVERNMENT OBLIGATIONS - 0.1%
Qatar - 0.1%		8,464,213	0.1%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $8,410,000)		$8,464,213
Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 30.5%
Communication services - 2.1%
Verizon Communications, Inc. 4.329%, 09/21/2028	$17,379,000	$16,709,627	0.3%
OTHER SECURITIES		107,121,819	1.8%
		123,831,446
Consumer discretionary - 2.7%
Expedia Group, Inc. 3.800%, 02/15/2028	16,524,000	15,169,000	0.3%
General Motors Financial Company, Inc. 2.400%, 10/15/2028	17,219,000	14,278,098	0.2%
General Motors Financial Company, Inc. 3.600%, 06/21/2030	20,346,000	17,122,430	0.3%
OTHER SECURITIES		116,320,934	1.9%
		162,890,462
Consumer staples - 0.6%		38,175,758	0.6%
Energy - 3.2%
Energy Transfer LP 5.250%, 04/15/2029	17,785,000	17,197,312	0.3%
OTHER SECURITIES		172,518,440	2.9%
		189,715,752
Financials - 8.8%
Bank of America Corp. 2.687%, (2.687% to 4-22-31, then SOFR + 1.320%), 04/22/2032	19,364,000	15,498,638	0.2%
Bank of America Corp. 4.271%, (4.271% to 7-23-28, then 3 month LIBOR + 1.310%), 07/23/2029	17,187,000	16,026,882	0.3%
Citigroup, Inc. 4.600%, 03/09/2026	17,394,000	17,084,727	0.3%
Santander Holdings USA, Inc. 3.244%, 10/05/2026	16,909,000	15,692,670	0.3%
Santander Holdings USA, Inc. 3.450%, 06/02/2025	15,455,000	14,726,919	0.2%
The Goldman Sachs Group, Inc. 2.615%, (2.615% to 4-22-31, then SOFR + 1.281%), 04/22/2032	23,362,000	18,630,981	0.3%
Wells Fargo & Company 2.393%, (2.393% to 6-2-27, then SOFR + 2.100%), 06/02/2028	19,183,000	16,930,700	0.3%
Wells Fargo & Company 5.875%, (5.875% to 6-15-25, then 3 month LIBOR + 3.990%), 06/15/2025 (B)	22,240,000	21,461,600	0.4%
OTHER SECURITIES		386,399,155	6.5%
		522,452,272
Health care - 1.6%
AbbVie, Inc. 3.200%, 11/21/2029	21,219,000	19,128,377	0.3%
OTHER SECURITIES		79,493,364	1.3%
		98,621,741

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Industrials - 4.8%
AerCap Ireland Capital DAC 2.450%, 10/29/2026	$24,766,000	$21,656,423	0.4%
The Boeing Company 5.150%, 05/01/2030	17,787,000	17,353,696	0.3%
United Airlines 2020-1 Class A Pass Through Trust 5.875%, 10/15/2027	14,871,062	14,649,484	0.2%
OTHER SECURITIES		230,430,560	3.9%
		284,090,163
Information technology - 3.4%
Broadcom, Inc. 4.750%, 04/15/2029	25,279,000	24,078,754	0.4%
Micron Technology, Inc. 4.185%, 02/15/2027	14,953,000	14,157,462	0.2%
Micron Technology, Inc. 5.327%, 02/06/2029	19,168,000	18,399,731	0.3%
Oracle Corp. 2.950%, 04/01/2030	18,106,000	15,437,217	0.3%
OTHER SECURITIES		130,332,870	2.2%
		202,406,034
Materials - 0.5%		28,392,350	0.5%
Real estate - 1.6%		95,522,307	1.6%
Utilities - 1.2%		71,801,853	1.2%
TOTAL CORPORATE BONDS (Cost $2,094,576,743)		$1,817,900,138
MUNICIPAL BONDS - 0.9%		54,095,963	0.9%
TOTAL MUNICIPAL BONDS (Cost $72,592,891)		$54,095,963
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.6%
Commercial and residential - 8.2%
BPR Trust Series 2022-OANA, Class A (1 month CME Term SOFR + 1.898%), 6.234%, 04/15/2037 (C)(D)	16,875,000	16,469,951	0.3%
BX Commercial Mortgage Trust Series 2021-CIP, Class A (1 month LIBOR + 0.921%), 5.239%, 12/15/2038 (C)(D)	14,619,000	14,105,736	0.2%
BXHPP Trust Series 2021-FILM, Class C (1 month LIBOR + 1.100%), 5.418%, 08/15/2036 (C)(D)	17,743,000	15,959,520	0.3%
Life Mortgage Trust Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%), 5.631%, 05/15/2039 (C)(D)	16,812,000	16,390,811	0.3%
SMRT Series 2022-MINI, Class A (1 month CME Term SOFR + 1.000%), 5.336%, 01/15/2039 (C)(D)	16,836,000	16,245,321	0.3%
Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
OTHER SECURITIES		$411,478,087	6.8%
		490,649,426
Federal Home Loan Mortgage Corp. - 0.9%		56,541,391	0.9%
Federal National Mortgage Association - 0.4%		21,207,405	0.4%
Government National Mortgage Association - 1.1%		64,500,378	1.1%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $763,135,633)		$632,898,600
ASSET BACKED SECURITIES - 13.8%
Progress Residential Trust Series 2021-SFR2, Class A, 1.546%, 04/19/2038 (C)	$19,357,702	16,911,030	0.3%
OTHER SECURITIES		801,098,990	13.5%
TOTAL ASSET BACKED SECURITIES (Cost $915,468,103)		$818,010,020
SHORT-TERM INVESTMENTS - 3.3%
Short-term funds - 3.3%
John Hancock Collateral Trust, 4.2988% (E)(F)	19,524,239	195,160,389	3.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $195,134,100)		$195,160,389
Total Investments (Select Bond Trust) (Cost $6,782,769,491) - 102.4%		$6,099,002,103	102.4%
Other assets and liabilities, net - (2.4)%		(140,192,678)	(2.4%)
TOTAL NET ASSETS - 100.0%		$5,958,809,425	100.0%
SALE COMMITMENTS OUTSTANDING - (0.1)%
Federal National Mortgage Association - (0.1)%
4.500%, TBA (A)	$(6,000,000)	$(5,971,435)	(0.1%)
TOTAL SALE COMMITMENTS OUTSTANDING (Cost $(5,913,115))		$(5,971,435)
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,636,333,491 or 27.5% of the fund's net assets as of 12-31-22.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	The rate shown is the annualized seven-day yield as of 12-31-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
U.S. Treasury Long Bond Futures	358	Long	Mar 2023	$44,848,560	$44,873,062	$24,502
						$24,502

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Short Term Government Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 93.6%
U.S. Treasury Notes - 26.0%
0.875%, 06/30/2026	$1,800,000	$1,609,594	1.0%
1.125%, 10/31/2026	2,500,000	2,236,035	1.4%
2.000%, 05/31/2024	2,000,000	1,926,953	1.2%
2.125%, 03/31/2024	2,700,000	2,615,625	1.6%
2.625%, 06/30/2023 to 04/15/2025	2,665,000	2,583,480	1.6%
2.750%, 07/31/2023	3,215,000	3,180,087	2.0%
2.875%, 11/30/2023	13,345,000	13,127,099	8.1%
3.875%, 11/30/2027	11,500,000	11,437,109	7.1%
4.250%, 10/15/2025	2,500,000	2,498,047	1.5%
OTHER SECURITIES		883,633	0.5%
		42,097,662
Federal Farm Credit Bank - 11.0%
0.500%, 12/23/2025 to 02/04/2026	10,000,000	8,882,499	5.5%
0.680%, 01/13/2027	6,000,000	5,191,786	3.2%
1.600%, 12/14/2026	2,000,000	1,797,473	1.1%
3.370%, 12/08/2025	2,000,000	1,926,362	1.2%
		17,798,120
Federal Home Loan Bank - 29.4%
0.625%, 11/27/2024	2,000,000	1,854,030	1.2%
0.650%, 02/26/2026	6,000,000	5,324,741	3.3%
0.700%, 01/28/2026	7,000,000	6,239,161	3.9%
0.850%, 10/28/2024	4,000,000	3,729,665	2.3%
0.900%, 02/26/2027	2,000,000	1,726,194	1.1%
1.000%, 11/08/2024 to 03/23/2026	3,950,000	3,614,883	2.3%
1.100%, 07/13/2026 to 08/20/2026	3,000,000	2,666,744	1.6%
2.750%, 03/25/2027	2,600,000	2,425,634	1.5%
2.875%, 09/13/2024	5,500,000	5,339,206	3.3%
3.250%, 06/09/2025	2,415,000	2,328,013	1.4%
3.500%, 05/19/2025	4,000,000	3,902,394	2.4%
4.130%, 08/28/2025	2,500,000	2,459,828	1.5%
5.000%, 10/20/2025 to 09/14/2027	3,300,000	3,285,024	2.0%
6.000%, 11/23/2027	1,500,000	1,501,328	0.9%
6.125%, 11/16/2027	1,125,000	1,066,447	0.7%
		47,463,292
Federal Home Loan Mortgage Corp. - 14.8%
0.375%, 09/23/2025	3,060,000	2,753,636	1.7%
0.640%, 11/24/2025	2,000,000	1,792,046	1.1%
0.650%, 10/22/2025	2,000,000	1,794,919	1.1%
0.700%, 12/23/2025	2,000,000	1,791,097	1.1%
0.800%, 10/27/2026	2,000,000	1,745,709	1.1%
1.500%, 02/12/2025	6,000,000	5,653,679	3.5%
2.500%, 09/01/2034	1,631,825	1,506,714	0.9%
Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
3.000%, 07/01/2030 to 12/01/2032	$1,934,995	$1,849,443	1.2%
4.050%, 08/28/2025	2,000,000	1,961,264	1.2%
4.250%, 08/25/2027	2,000,000	1,958,428	1.2%
OTHER SECURITIES		1,152,256	0.7%
		23,959,191
Federal National Mortgage Association - 12.4%
0.375%, 08/25/2025	5,000,000	4,509,426	2.8%
0.625%, 04/22/2025	4,000,000	3,674,974	2.3%
0.650%, 12/17/2025	2,000,000	1,789,260	1.1%
2.500%, 10/01/2027 to 09/01/2034	1,944,451	1,805,899	1.1%
3.000%, 03/01/2028 to 09/01/2034	5,092,516	4,865,569	3.0%
3.500%, 07/01/2031 to 06/01/2034	3,329,403	3,220,639	2.0%
OTHER SECURITIES		256,937	0.1%
		20,122,704
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $161,990,965)		$151,440,969
MUNICIPAL BONDS - 4.7%
City of Houston (Texas) 3.628%, 05/15/2024	1,000,000	984,253	0.6%
City of Houston, GO (Texas) 2.110%, 03/01/2025	1,000,000	942,323	0.6%
City of New York, GO 3.250%, 03/01/2024	1,000,000	984,640	0.6%
County of Orange (Florida) 2.280%, 01/01/2026	1,000,000	927,833	0.6%
New York State Urban Development Corp. 3.080%, 03/15/2024	1,000,000	982,405	0.6%
State of California, GO 2.375%, 10/01/2026	1,000,000	920,529	0.6%
OTHER SECURITIES		1,821,395	1.1%
TOTAL MUNICIPAL BONDS (Cost $8,154,470)		$7,563,378
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
Federal Home Loan Mortgage Corp. - 0.1%		79,635	0.1%
Federal National Mortgage Association - 0.1%		223,997	0.1%
Government National Mortgage Association - 0.6%		904,534	0.6%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,332,194)		$1,208,166

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
John Hancock Collateral Trust, 4.2988% (A)(B)	48,513	$484,928	0.3%
TOTAL SHORT-TERM INVESTMENTS (Cost $484,880)		$484,928
Total Investments (Short Term Government Income Trust) (Cost $173,962,509) - 99.4%		$160,697,441	99.4%
Other assets and liabilities, net - 0.6%		1,042,839	0.6%
TOTAL NET ASSETS - 100.0%		$161,740,280	100.0%
Security Abbreviations and Legend
GO	General Obligation
(A)	The rate shown is the annualized seven-day yield as of 12-31-22.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Strategic Income Opportunities Trust
		Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.1%
U.S. Treasury Bonds - 3.2%
2.375%, 02/15/2042		$4,210,000	$3,214,401	0.9%
3.000%, 02/15/2049 to 08/15/2052		8,210,000	6,761,936	1.8%
OTHER SECURITIES			1,986,328	0.5%
			11,962,665
U.S. Treasury Notes - 6.4%
0.500%, 02/28/2026		1,775,000	1,581,622	0.4%
1.500%, 01/31/2027		4,680,000	4,225,345	1.1%
1.875%, 02/15/2032		2,374,000	2,013,912	0.6%
2.375%, 03/31/2029		2,195,000	1,995,907	0.5%
2.750%, 08/15/2032		4,205,000	3,829,178	1.0%
2.875%, 05/15/2032		10,035,000	9,247,880	2.5%
OTHER SECURITIES			956,756	0.3%
			23,850,600
Federal Home Loan Mortgage Corp. - 1.4%
5.000%, 08/01/2052 to 11/01/2052		3,333,953	3,324,138	0.8%
OTHER SECURITIES			2,059,476	0.6%
			5,383,614
Federal National Mortgage Association - 2.1%
4.500%, 09/01/2052		2,120,727	2,063,406	0.6%
5.500%, 10/01/2052 to 12/01/2052		4,738,526	4,781,213	1.3%
OTHER SECURITIES			792,930	0.2%
			7,637,549
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $52,046,024)			$48,834,428
FOREIGN GOVERNMENT OBLIGATIONS - 22.4%
Australia - 1.4%
Commonwealth of Australia 0.250%, 11/21/2024	AUD	2,210,000	1,417,571	0.4%
OTHER SECURITIES			3,733,135	1.0%
			5,150,706
Austria - 0.2%			695,598	0.2%
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Brazil - 0.6%
Federative Republic of Brazil 10.000% 01/01/2025 to 01/01/2027	BRL	12,035,000	$2,173,560	0.6%
Canada - 2.6%
Province of Ontario 1.350%, 12/02/2030	CAD	5,160,000	3,132,890	0.8%
OTHER SECURITIES			6,473,892	1.8%
			9,606,782
China - 1.2%
People's Republic of China 1.990%, 04/09/2025	CNY	12,420,000	1,767,854	0.5%
People's Republic of China 2.880%, 11/05/2023		14,670,000	2,122,743	0.6%
OTHER SECURITIES			608,712	0.1%
			4,499,309
Colombia - 0.3%			1,069,869	0.3%
Greece - 0.6%			2,394,028	0.6%
India - 0.4%			1,525,549	0.4%
Indonesia - 3.1%
Republic of Indonesia 6.375%, 04/15/2032	IDR	30,847,000,000	1,904,355	0.5%
Republic of Indonesia 6.500%, 06/15/2025		27,798,000,000	1,800,306	0.5%
OTHER SECURITIES			7,920,646	2.1%
			11,625,307
Ireland - 0.1%			301,967	0.1%
Italy - 0.5%			2,005,953	0.5%
Japan - 1.1%
Government of Japan 0.100%, 06/20/2025	JPY	447,900,000	3,416,411	0.9%
OTHER SECURITIES			808,856	0.2%
			4,225,267
Malaysia - 1.2%			4,532,212	1.2%
Mexico - 1.7%
Government of Mexico 7.500%, 06/03/2027	MXN	44,140,000	2,135,002	0.6%
Government of Mexico 7.750%, 05/29/2031		40,230,000	1,910,391	0.5%
OTHER SECURITIES			2,184,042	0.6%
			6,229,435
New Zealand - 1.5%
Government of New Zealand 0.500% 05/15/2024 to 05/15/2026	NZD	6,945,000	4,018,504	1.1%
OTHER SECURITIES			1,592,016	0.4%
			5,610,520
Norway - 1.5%
Kingdom of Norway 1.750% 03/13/2025 to 02/17/2027 (A)	NOK	19,650,000	1,929,041	0.5%
OTHER SECURITIES			3,584,780	1.0%
			5,513,821
Philippines - 0.5%			2,080,091	0.5%
Portugal - 0.5%
Republic of Portugal 1.650%, 07/16/2032 (A)	EUR	1,780,000	1,618,088	0.4%
OTHER SECURITIES			419,790	0.1%
			2,037,878

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Qatar - 0.2%			$690,475	0.2%
Singapore - 0.3%			1,116,759	0.3%
South Korea - 1.3%
Republic of Korea 2.375%, 03/10/2027	KRW	3,972,830,000	2,966,109	0.8%
OTHER SECURITIES			1,936,774	0.5%
			4,902,883
Spain - 0.5%			1,733,930	0.5%
Sweden - 0.3%			1,015,031	0.3%
United Arab Emirates - 0.4%			1,462,235	0.4%
United Kingdom - 0.4%			1,621,530	0.4%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $95,123,503)			$83,820,695
CORPORATE BONDS - 48.5%
Communication services - 5.4%
News Corp. 3.875%, 05/15/2029 (A)		$1,685,000	1,461,552	0.4%
WMG Acquisition Corp. 3.000%, 02/15/2031 (A)		1,910,000	1,526,262	0.4%
OTHER SECURITIES			17,142,320	4.6%
			20,130,134
Consumer discretionary - 5.6%
New Red Finance, Inc. 4.000%, 10/15/2030 (A)		2,124,000	1,720,036	0.5%
Yum! Brands, Inc. 3.625%, 03/15/2031		1,795,000	1,505,108	0.4%
Yum! Brands, Inc. 4.750%, 01/15/2030 (A)		1,773,000	1,626,728	0.4%
OTHER SECURITIES			16,133,876	4.3%
			20,985,748
Consumer staples - 3.4%
Kraft Heinz Foods Company 4.250%, 03/01/2031		1,525,000	1,425,654	0.4%
OTHER SECURITIES			11,308,793	3.0%
			12,734,447
Energy - 6.2%
Cenovus Energy, Inc. 6.750%, 11/15/2039		1,806,000	1,873,838	0.5%
EQT Corp. 3.625%, 05/15/2031 (A)		2,235,000	1,894,020	0.5%
OTHER SECURITIES			19,480,873	5.2%
			23,248,731
Financials - 8.7%
American International Group, Inc. 8.175%, (8.175% to 5-15-38, then 3 month LIBOR + 4.195%), 05/15/2058		1,700,000	1,887,000	0.5%
MSCI, Inc. 3.625%, 09/01/2030 to 11/01/2031 (A)		2,374,000	1,969,784	0.5%
Popular, Inc. 6.125%, 09/14/2023		1,625,000	1,610,781	0.4%
U.S. Bancorp 0.850%, 06/07/2024	EUR	2,560,000	2,645,187	0.7%
OTHER SECURITIES			24,480,073	6.6%
			32,592,825
Health care - 4.3%
Centene Corp. 3.000%, 10/15/2030		$1,795,000	1,471,450	0.4%
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Health care (continued)
Centene Corp. 3.375%, 02/15/2030		$1,765,000	$1,492,078	0.4%
DH Europe Finance II Sarl 0.450%, 03/18/2028	EUR	1,630,000	1,490,535	0.4%
HCA, Inc. 3.500%, 09/01/2030		$3,693,000	3,185,125	0.8%
OTHER SECURITIES			8,558,745	2.3%
			16,197,933
Industrials - 4.7%
Delta Air Lines, Inc. 4.750%, 10/20/2028 (A)		3,217,000	3,023,894	0.8%
The Boeing Company 5.150%, 05/01/2030		2,425,000	2,365,925	0.6%
OTHER SECURITIES			12,278,139	3.3%
			17,667,958
Information technology - 1.1%			4,283,539	1.1%
Materials - 4.5%
Freeport-McMoRan, Inc. 5.450%, 03/15/2043		1,905,000	1,718,386	0.5%
OTHER SECURITIES			15,121,573	4.0%
			16,839,959
Real estate - 1.9%
SBA Communications Corp. 3.875%, 02/15/2027		2,400,000	2,168,432	0.6%
OTHER SECURITIES			4,825,929	1.3%
			6,994,361
Utilities - 2.7%
FirstEnergy Corp. 7.375%, 11/15/2031		1,355,000	1,526,069	0.4%
OTHER SECURITIES			8,395,555	2.3%
			9,921,624
TOTAL CORPORATE BONDS (Cost $208,381,415)			$181,597,259
CONVERTIBLE BONDS - 2.4%
Communication services - 0.6%			2,455,224	0.6%
Consumer discretionary - 0.7%			2,726,143	0.7%
Industrials - 1.1%
American Airlines Group, Inc. 6.500%, 07/01/2025		1,395,000	1,470,330	0.4%
OTHER SECURITIES			2,488,273	0.7%
			3,958,603
TOTAL CONVERTIBLE BONDS (Cost $10,199,347)			$9,139,970
CAPITAL PREFERRED SECURITIES - 0.1%
Financials - 0.1%			462,262	0.1%
TOTAL CAPITAL PREFERRED SECURITIES (Cost $529,179)			$462,262
MUNICIPAL BONDS - 0.0%			135,104	0.0%
TOTAL MUNICIPAL BONDS (Cost $128,725)			$135,104
TERM LOANS (B) - 0.9%
Communication services - 0.1%			97,799	0.1%
Consumer discretionary - 0.0%			76,779	0.0%

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS (continued)
Industrials - 0.8%
United Airlines, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%) 8.108%, 04/21/2028	$1,549,383	$1,527,010	0.4%
OTHER SECURITIES		1,474,255	0.4%
		3,001,265
TOTAL TERM LOANS (Cost $3,234,144)		$3,175,843
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.4%
Commercial and residential - 3.3%
BX Commercial Mortgage Trust Series 2019-XL, Class A (1 month CME Term SOFR + 1.034%), 5.370%, 10/15/2036 (A)(C)	1,764,986	1,743,225	0.5%
OTHER SECURITIES		10,858,164	2.8%
		12,601,389
Federal Home Loan Mortgage Corp. - 1.3%		4,967,899	1.3%
Federal National Mortgage Association - 0.8%		2,869,599	0.8%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,598,884)		$20,438,887
ASSET BACKED SECURITIES - 1.5%		5,518,259	1.5%
TOTAL ASSET BACKED SECURITIES (Cost $5,719,111)		$5,518,259
COMMON STOCKS - 0.4%
Communication services - 0.0%		0	0.0%
Consumer discretionary - 0.1%		382,083	0.1%
Industrials - 0.3%		1,160,195	0.3%
TOTAL COMMON STOCKS (Cost $2,221,458)		$1,542,278
PREFERRED SECURITIES - 3.0%
Communication services - 0.4%		1,475,811	0.4%
Financials - 0.6%		2,386,301	0.6%
Health care - 0.4%		1,635,391	0.4%
Utilities - 1.6%
NextEra Energy, Inc., 6.926%	51,700	2,594,823	0.7%
OTHER SECURITIES		3,294,883	0.9%
		5,889,706
TOTAL PREFERRED SECURITIES (Cost $11,858,253)		$11,387,209
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PURCHASED OPTIONS - 0.0%
Puts - 0.0%		$60,826	0.0%
TOTAL PURCHASED OPTIONS (Cost $116,805)		$60,826
SHORT-TERM INVESTMENTS - 2.2%
Short-term funds - 2.2%
John Hancock Collateral Trust, 4.2988% (D)(E)	831,024	8,306,745	2.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $8,306,419)		$8,306,745
Total Investments (Strategic Income Opportunities Trust) (Cost $418,463,267) - 99.9%		$374,419,765	99.9%
Other assets and liabilities, net - 0.1%		189,978	0.1%
TOTAL NET ASSETS - 100.0%		$374,609,743	100.0%
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $128,889,915 or 34.4% of the fund's net assets as of 12-31-22.
(B)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $3,899,370.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
German Euro BUND Futures	5	Short	Mar 2023	$(754,730)	$(711,474)	$43,256
						$43,256

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	1,496,250	NZD	1,594,524	ANZ	1/18/2023	$6,751	—
The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	6,141,549	NZD	6,561,057	CITI	1/18/2023	$17,466	—
AUD	2,740,658	NZD	2,915,032	JPM	1/18/2023	15,942	—
AUD	7,592,141	NZD	8,054,633	MSCS	1/18/2023	57,217	—
AUD	621,216	NZD	660,876	SSB	1/18/2023	3,528	—
AUD	887,500	USD	571,585	ANZ	1/18/2023	33,012	—
AUD	3,070,584	USD	2,046,022	GSI	1/18/2023	45,768	—
AUD	892,500	USD	579,255	MSCS	1/18/2023	28,747	—
AUD	297,500	USD	185,480	SSB	1/18/2023	17,187	—
BRL	3,955,033	USD	726,039	CITI	1/18/2023	20,967	—
CAD	597,500	JPY	59,406,808	CITI	1/18/2023	—	$(12,122)
CAD	595,000	JPY	60,385,777	GSI	1/18/2023	—	(21,441)
CAD	297,500	JPY	31,006,045	RBC	1/18/2023	—	(16,927)
CAD	295,000	JPY	30,776,335	SCB	1/18/2023	—	(17,020)
CAD	300,000	NOK	2,194,491	MSCS	1/18/2023	—	(2,547)
CAD	2,534,596	NZD	2,984,858	CITI	1/18/2023	—	(23,364)
CAD	1,281,092	NZD	1,492,429	HUS	1/18/2023	—	(1,493)
CAD	1,312,108	NZD	1,492,429	MSCS	1/18/2023	21,416	—
CAD	3,461,605	USD	2,554,297	BARC	1/18/2023	2,466	—
CAD	22,399,818	USD	16,479,007	CIBC	1/18/2023	65,635	—
CAD	3,936,390	USD	2,872,393	CITI	1/18/2023	35,048	—
CAD	8,558,579	USD	6,256,259	GSI	1/18/2023	65,160	—
CAD	4,689,885	USD	3,427,151	HUS	1/18/2023	36,827	—
CAD	6,625,721	USD	4,861,248	JPM	1/18/2023	32,550	—
CAD	6,347,371	USD	4,594,681	MSCS	1/18/2023	93,526	—
CAD	10,452,484	USD	7,674,913	RBC	1/18/2023	45,356	—
CAD	4,726,403	USD	3,453,435	SSB	1/18/2023	37,515	—
CAD	3,679,915	USD	2,742,148	UBS	1/18/2023	—	(24,141)
COP	3,922,521,675	USD	809,269	CITI	1/18/2023	—	(2,218)
COP	3,662,305,076	USD	765,852	SSB	1/18/2023	—	(12,340)
EUR	1,481,472	GBP	1,321,224	CIBC	1/18/2023	—	(10,534)
EUR	2,962,943	GBP	2,624,503	JPM	1/18/2023	633	—
EUR	7,434,247	GBP	6,516,782	MSCS	1/18/2023	84,184	—
EUR	1,482,124	GBP	1,305,643	RBC	1/18/2023	9,008	—
EUR	1,482,124	GBP	1,303,342	SSB	1/18/2023	11,791	—
EUR	297,500	MXN	6,109,460	SSB	1/18/2023	6,020	—
EUR	769,046	NOK	7,882,930	HUS	1/18/2023	18,904	—
EUR	2,384,042	NOK	24,654,353	JPM	1/18/2023	36,412	—
EUR	2,049,446	USD	1,997,818	BARC	1/18/2023	198,094	—
EUR	6,575,000	USD	6,630,394	CITI	1/18/2023	414,498	—
EUR	3,603,218	USD	3,698,262	HUS	1/18/2023	162,466	—
EUR	1,280,384	USD	1,234,298	JPM	1/18/2023	137,591	—
EUR	5,522,834	USD	5,549,300	MSCS	1/18/2023	368,232	—
EUR	5,068,218	USD	5,160,455	UBS	1/18/2023	269,971	—
GBP	1,311,384	EUR	1,481,472	BARC	1/18/2023	—	(1,367)
GBP	1,314,367	EUR	1,481,511	GSI	1/18/2023	2,199	—
GBP	2,628,311	EUR	2,972,124	HUS	1/18/2023	—	(5,864)
GBP	1,311,685	EUR	1,482,124	MSCS	1/18/2023	—	(1,700)
GBP	595,000	JPY	97,843,585	JPM	1/18/2023	—	(27,229)
GBP	1,467,500	USD	1,643,993	CITI	1/18/2023	130,794	—
GBP	2,641,500	USD	2,934,368	JPM	1/18/2023	260,249	—
GBP	111,798	USD	120,366	MSCS	1/18/2023	14,842	—
GBP	6,437,940	USD	7,571,841	SCB	1/18/2023	214,172	—
JPY	29,886,850	CAD	297,500	BARC	1/18/2023	8,384	—
JPY	30,219,660	CAD	300,000	CITI	1/18/2023	9,078	—
JPY	31,178,536	CAD	297,500	GSI	1/18/2023	18,244	—
JPY	29,899,404	CAD	297,500	JPM	1/18/2023	8,480	—
JPY	30,994,175	CAD	295,000	SCB	1/18/2023	18,684	—
JPY	30,871,247	CAD	297,500	UBS	1/18/2023	15,898	—
JPY	95,931,731	GBP	595,000	GSI	1/18/2023	12,637	—
JPY	156,374,017	USD	1,052,792	ANZ	1/18/2023	140,778	—
JPY	792,492,604	USD	5,866,920	GSI	1/18/2023	182,007	—
JPY	256,921,858	USD	1,813,819	HUS	1/18/2023	147,211	—
JPY	546,813,217	USD	3,902,704	JPM	1/18/2023	271,005	—
JPY	291,087,232	USD	1,953,853	MSCS	1/18/2023	267,953	—
JPY	119,223,813	USD	902,756	RBC	1/18/2023	7,254	—
JPY	373,159,287	USD	2,543,417	SSB	1/18/2023	304,828	—
The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
MXN	6,070,071	EUR	297,500	MSCS	1/18/2023	—	$(8,037)
MXN	14,889,850	USD	744,359	CITI	1/18/2023	$17,847	—
MXN	16,761,816	USD	841,967	MSCS	1/18/2023	16,063	—
NOK	2,168,400	CAD	300,000	JPM	1/18/2023	—	(118)
NOK	3,039,156	USD	297,500	JPM	1/18/2023	12,897	—
NZD	316,918	AUD	297,500	ANZ	1/18/2023	—	(1,420)
NZD	1,607,694	AUD	1,496,250	RBC	1/18/2023	1,612	—
NZD	2,984,858	CAD	2,583,299	RBC	1/18/2023	—	(12,610)
NZD	2,426,577	USD	1,476,279	MSCS	1/18/2023	64,635	—
SGD	2,739,520	USD	1,990,590	BARC	1/18/2023	55,375	—
SGD	1,377,750	USD	995,295	CIBC	1/18/2023	33,654	—
SGD	4,066,312	USD	2,985,459	CITI	1/18/2023	51,399	—
SGD	2,814,019	USD	1,986,894	GSI	1/18/2023	114,709	—
SGD	5,402,480	USD	3,980,845	HUS	1/18/2023	53,908	—
SGD	4,120,114	USD	2,985,886	JPM	1/18/2023	91,153	—
SGD	11,234,855	USD	7,930,825	MSCS	1/18/2023	459,742	—
SGD	5,532,144	USD	3,977,576	RBC	1/18/2023	154,015	—
SGD	4,204,702	USD	2,970,395	SSB	1/18/2023	169,817	—
USD	7,850,417	AUD	11,592,194	ANZ	1/18/2023	—	(46,595)
USD	189,668	AUD	297,500	CITI	1/18/2023	—	(12,999)
USD	377,789	AUD	595,000	HUS	1/18/2023	—	(27,546)
USD	2,983,483	AUD	4,522,683	MSCS	1/18/2023	—	(97,527)
USD	190,895	AUD	297,500	SCB	1/18/2023	—	(11,773)
USD	190,944	AUD	295,000	SSB	1/18/2023	—	(10,021)
USD	3,603,389	BRL	19,006,111	CITI	1/18/2023	13,612	—
USD	6,370,579	CAD	8,664,002	CIBC	1/18/2023	—	(28,706)
USD	6,070,338	CAD	8,268,346	CITI	1/18/2023	—	(36,713)
USD	2,882,735	CAD	3,937,219	GSI	1/18/2023	—	(25,319)
USD	6,939,594	CAD	9,401,456	HUS	1/18/2023	—	(4,379)
USD	3,633,853	CAD	4,944,121	JPM	1/18/2023	—	(17,905)
USD	4,822,847	CAD	6,558,088	MSCS	1/18/2023	—	(20,996)
USD	13,116,893	CAD	17,800,325	RBC	1/18/2023	—	(30,535)
USD	4,430,625	CAD	6,063,929	SCB	1/18/2023	—	(48,230)
USD	7,979,257	CAD	10,860,094	SSB	1/18/2023	—	(42,074)
USD	1,046,780	CAD	1,433,630	UBS	1/18/2023	—	(12,108)
USD	1,677,966	COP	7,584,826,751	CITI	1/18/2023	117,403	—
USD	4,425,636	EUR	4,383,333	BOA	1/18/2023	—	(270,960)
USD	1,488,628	EUR	1,481,900	BARC	1/18/2023	—	(99,179)
USD	2,246,367	EUR	2,272,270	CITI	1/18/2023	—	(188,294)
USD	2,196,952	EUR	2,071,356	GSI	1/18/2023	—	(22,436)
USD	12,572,730	EUR	12,437,756	HUS	1/18/2023	—	(753,909)
USD	4,241,834	EUR	4,300,504	JPM	1/18/2023	—	(366,012)
USD	5,723,084	EUR	5,722,366	MSCS	1/18/2023	—	(408,241)
USD	2,249,779	EUR	2,138,218	RBC	1/18/2023	—	(41,250)
USD	1,487,079	EUR	1,481,900	SCB	1/18/2023	—	(100,727)
USD	5,130,771	EUR	5,001,356	SSB	1/18/2023	—	(228,015)
USD	21,929,315	EUR	21,644,342	UBS	1/18/2023	—	(1,261,874)
USD	1,641,084	GBP	1,467,500	HUS	1/18/2023	—	(133,703)
USD	3,708,689	GBP	3,206,936	MSCS	1/18/2023	—	(169,764)
USD	2,898,148	GBP	2,641,500	SCB	1/18/2023	—	(296,469)
USD	2,674,519	JPY	380,498,847	CIBC	1/18/2023	—	(229,747)
USD	5,105,657	JPY	723,704,639	CITI	1/18/2023	—	(418,226)
USD	1,496,781	JPY	198,143,924	HUS	1/18/2023	—	(15,609)
USD	4,713,409	JPY	663,578,151	JPM	1/18/2023	—	(351,542)
USD	795,907	JPY	104,214,367	MSCS	1/18/2023	461	—
USD	1,490,625	JPY	220,344,933	RBC	1/18/2023	—	(191,221)
USD	1,051,839	JPY	153,397,044	SSB	1/18/2023	—	(119,008)
USD	1,051,839	JPY	152,364,664	UBS	1/18/2023	—	(111,128)
USD	204,615	MXN	4,017,901	JPM	1/18/2023	—	(1,060)
USD	57,334	MXN	1,126,214	MSCS	1/18/2023	—	(316)
USD	4,236,958	MXN	86,794,875	RBC	1/18/2023	—	(206,035)
USD	3,178,025	NOK	31,903,549	MSCS	1/18/2023	—	(80,363)
USD	297,500	NOK	3,079,675	UBS	1/18/2023	—	(17,035)
USD	1,897,618	NZD	3,113,039	CITI	1/18/2023	—	(79,210)
USD	1,025,869	NZD	1,721,083	MSCS	1/18/2023	—	(67,046)
USD	2,148,721	NZD	3,572,064	RBC	1/18/2023	—	(119,594)
The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	2,627,453	NZD	4,497,692	UBS	1/18/2023	—	$(228,651)
USD	1,977,991	SGD	2,803,565	BARC	1/18/2023	—	(115,805)
USD	5,945,038	SGD	8,283,077	CIBC	1/18/2023	—	(241,041)
USD	3,569,856	SGD	4,936,655	CITI	1/18/2023	—	(117,003)
USD	1,964,866	SGD	2,756,314	GSI	1/18/2023	—	(93,642)
USD	9,535,183	SGD	13,438,719	HUS	1/18/2023	—	(501,302)
USD	7,539,441	SGD	10,738,484	JPM	1/18/2023	—	(480,419)
USD	1,986,351	SGD	2,671,930	MSCS	1/18/2023	—	(9,136)
USD	3,977,827	SGD	5,510,320	RBC	1/18/2023	—	(137,465)
USD	3,969,324	SGD	5,533,711	SSB	1/18/2023	—	(163,436)
USD	1,992,285	SGD	2,800,536	UBS	1/18/2023	—	(99,248)
						$5,862,887	$(9,211,039)

WRITTEN OPTIONS
Foreign currency options
Description	Counterparty (OTC)	Currency	Exercise price	Expiration date	Notional amount*	Premium	Value
Puts
U.S. Dollar vs. Japanese Yen	GSI	USD	112.75	Apr 2023	9,285,000	$55,339	$(17,846)
						$55,339	$(17,846)
* For this type of option, notional amounts are equivalent to number of contracts.
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar
Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BARC	Barclays Bank PLC
BOA	Bank of America, N.A.
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company
UBS	UBS AG
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Bond Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 69.7%
U.S. Treasury Bonds - 8.3%
1.250%, 05/15/2050	$8,000,000	$4,305,312	0.5%
2.000%, 11/15/2041 to 08/15/2051	19,000,000	12,855,351	1.5%
3.000%, 02/15/2047 to 08/15/2052	26,635,000	21,850,387	2.6%
3.375%, 08/15/2042	8,000,000	7,150,000	0.8%
4.000%, 11/15/2052	6,000,000	6,008,438	0.7%
4.250%, 05/15/2039 to 11/15/2040	4,610,000	4,741,728	0.6%
4.625%, 02/15/2040	5,000,000	5,373,242	0.6%
OTHER SECURITIES		9,023,794	1.0%
		71,308,252
U.S. Treasury Notes - 32.4%
0.250%, 07/31/2025 to 10/31/2025	16,000,000	14,339,687	1.6%
0.375%, 09/15/2024 to 07/31/2027	3,800,000	3,391,031	0.4%
0.500%, 10/31/2027	12,000,000	10,149,844	1.2%
0.625%, 03/31/2027	6,000,000	5,206,406	0.6%
0.750%, 03/31/2026	4,000,000	3,585,156	0.4%
0.875%, 01/31/2024 to 09/30/2026	15,000,000	14,034,570	1.6%
1.125%, 01/15/2025	20,000,000	18,716,406	2.2%
1.250%, 08/31/2024	5,000,000	4,733,398	0.5%
1.375%, 08/31/2026 to 11/15/2031	8,000,000	6,974,727	0.8%
1.500%, 01/31/2027	30,000,000	27,085,546	3.1%
1.750%, 12/31/2024 to 01/31/2029	34,000,000	30,218,516	3.6%
2.125%, 05/31/2026	3,000,000	2,807,109	0.3%
2.250%, 11/15/2027	20,595,000	18,977,971	2.2%
2.375%, 05/15/2029	5,000,000	4,545,313	0.5%
2.750%, 08/15/2032	5,000,000	4,553,125	0.5%
2.875%, 11/30/2023 to 05/15/2032	13,800,000	12,991,329	1.4%
3.125%, 08/31/2027	5,000,000	4,808,984	0.6%
3.875%, 09/30/2029	10,000,000	9,929,297	1.2%
4.000%, 10/31/2029	15,000,000	15,004,688	1.7%
4.125%, 09/30/2027 to 11/15/2032	25,000,000	25,176,563	3.0%
4.250%, 09/30/2024 to 10/15/2025	20,000,000	19,941,016	2.4%
4.375%, 10/31/2024	10,000,000	9,971,484	1.2%
4.500%, 11/15/2025	10,000,000	10,060,156	1.2%
OTHER SECURITIES		1,931,563	0.2%
		279,133,885
Federal Home Loan Bank - 0.2%		1,856,111	0.2%
Federal Home Loan Mortgage Corp. - 6.1%
1.500%, 12/01/2036 to 03/01/2051	6,542,268	5,237,275	0.6%
2.000%, 07/01/2035 to 05/01/2051	6,251,326	5,182,068	0.6%
2.500%, 04/01/2031 to 04/01/2052	12,369,696	10,598,438	1.3%
3.000%, 07/01/2032 to 03/01/2052	11,196,429	10,042,462	1.2%
3.500%, 12/01/2025 to 07/01/2052	8,754,055	8,071,548	1.0%
4.500%, 05/01/2024 to 07/01/2052	5,634,136	5,491,330	0.6%
OTHER SECURITIES		7,482,211	0.8%
		52,105,332
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association - 16.8%
1.500%, 11/01/2036 to 02/01/2051	$6,993,189	$5,898,063	0.7%
2.000%, 02/01/2035 to 02/01/2052	63,921,754	53,333,889	6.1%
2.500%, 05/01/2028 to 02/01/2052	37,419,949	32,398,429	3.8%
3.000%, 01/01/2027 to 03/01/2052	18,343,207	16,571,934	2.0%
3.500%, 12/01/2025 to 02/01/2052	10,934,862	10,159,299	1.3%
4.000%, 03/01/2024 to 06/01/2052	12,936,662	12,312,932	1.4%
4.500%, 08/01/2024 to 09/01/2052	3,702,405	3,605,322	0.4%
5.000%, 08/01/2023 to 08/01/2052	5,180,052	5,139,373	0.6%
OTHER SECURITIES		5,713,692	0.5%
		145,132,933
Government National Mortgage Association - 5.9%
2.000%, 02/20/2051	12,084,522	10,197,834	1.2%
2.500%, 08/20/2050 to 11/20/2051	14,427,983	12,572,596	1.4%
3.000%, 08/15/2043 to 07/20/2051	11,713,769	10,547,822	1.3%
3.500%, 04/15/2042 to 01/20/2052	9,593,320	8,933,398	1.2%
4.000%, 11/15/2026 to 04/20/2049	3,973,637	3,814,035	0.4%
4.500%, 06/15/2023 to 07/20/2052	3,789,148	3,691,928	0.4%
OTHER SECURITIES		931,674	0.0%
		50,689,287
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $660,253,655)		$600,225,800
FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Brazil - 0.2%		1,581,936	0.2%
Canada - 0.1%		1,080,198	0.1%
Israel - 0.1%		456,999	0.1%
Italy - 0.0%		301,644	0.0%
Japan - 0.1%		773,710	0.1%
Mexico - 0.1%		902,079	0.1%
Panama - 0.1%		385,374	0.1%
Peru - 0.0%		263,245	0.0%
Turkey - 0.0%		289,083	0.0%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $6,648,676)		$6,034,268
CORPORATE BONDS - 25.6%
Communication services - 2.0%		17,168,041	2.0%
Consumer discretionary - 1.6%		13,955,744	1.6%
Consumer staples - 1.5%		13,294,245	1.5%
Energy - 1.8%		15,512,148	1.8%
Financials - 7.9%		67,831,597	7.9%
Health care - 2.8%		23,903,116	2.8%
Industrials - 2.2%		18,773,309	2.2%
Information technology - 2.3%		20,079,029	2.3%
Materials - 0.8%		6,825,687	0.8%

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
	CORPORATE BONDS (continued)
	Real estate - 0.9%	$7,472,842	0.9%
	Utilities - 1.8%	15,922,077	1.8%
	TOTAL CORPORATE BONDS (Cost $246,162,134)	$220,737,835
	MUNICIPAL BONDS - 0.4%	3,640,887	0.4%
	TOTAL MUNICIPAL BONDS (Cost $3,507,431)	$3,640,887
	COLLATERALIZED MORTGAGE OBLIGATIONS - 2.1%
	Commercial and residential - 1.9%	15,978,543	1.9%
	Federal Home Loan Mortgage Corp. - 0.2%	2,032,665	0.2%
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,868,087)	$18,011,208
	ASSET BACKED SECURITIES - 0.2%	1,310,888	0.2%
	TOTAL ASSET BACKED SECURITIES (Cost $1,452,906)	$1,310,888
	COMMON STOCKS - 0.0%
	Energy - 0.0%	7,240	0.0%
	TOTAL COMMON STOCKS (Cost $4,349)	$7,240
	SHORT-TERM INVESTMENTS - 0.5%
	Short-term funds - 0.5%
John Hancock Collateral Trust, 4.2988% (A)(B)	463,576	4,633,816	0.5%
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,633,907)	$4,633,816
	Total Investments (Total Bond Market Trust) (Cost $942,531,145) - 99.2%	$854,601,942	99.2%
	Other assets and liabilities, net - 0.8%	7,002,529	0.8%
	TOTAL NET ASSETS - 100.0%	$861,604,471	100.0%
Security Abbreviations and Legend
(A)	The rate shown is the annualized seven-day yield as of 12-31-22.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Ultra Short Term Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.7%
Federal Home Loan Mortgage Corp. - 0.3%		$660,845	0.3%
Federal National Mortgage Association - 0.4%		1,000,698	0.4%
Government National Mortgage Association - 0.0%		92,820	0.0%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,826,622)		$1,754,363
CORPORATE BONDS - 54.0%
Communication services - 1.6%		4,398,233	1.6%
Consumer discretionary - 10.1%
Amazon.com, Inc. 0.450%, 05/12/2024	$4,455,000	4,196,156	1.5%
American Honda Finance Corp. 3.550%, 01/12/2024	2,000,000	1,972,549	0.7%
eBay, Inc. 2.750%, 01/30/2023	3,000,000	2,995,054	1.1%
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Consumer discretionary (continued)
General Motors Financial Company, Inc. 5.100%, 01/17/2024	$2,000,000	$1,992,095	0.7%
Hyundai Capital America 0.800%, 01/08/2024 (A)	3,000,000	2,853,931	1.1%
Toyota Motor Credit Corp. 3.350%, 01/08/2024	3,360,000	3,315,524	1.2%
Volkswagen Group of America Finance LLC 3.125%, 05/12/2023 (A)	3,000,000	2,976,033	1.1%
OTHER SECURITIES		7,312,879	2.7%
		27,614,221
Consumer staples - 0.5%		1,332,594	0.5%
Energy - 3.9%
Energy Transfer LP 4.500%, 11/01/2023	3,000,000	2,978,059	1.1%
The Williams Companies, Inc. 4.500%, 11/15/2023	3,000,000	2,977,868	1.1%
OTHER SECURITIES		4,787,973	1.7%
		10,743,900
Financials - 26.1%
American Express Company 3.400%, 02/22/2024	3,000,000	2,946,852	1.1%
Athene Global Funding 0.950%, 01/08/2024 (A)	3,000,000	2,854,433	1.0%
Bank of America Corp. 0.523%, (0.523% to 6-14-23, then SOFR + 0.410%), 06/14/2024	2,855,000	2,787,081	1.0%
Bank of America Corp. 4.000%, 04/01/2024	2,000,000	1,974,785	0.7%
Bank of Montreal 2.150%, 03/08/2024	3,000,000	2,902,386	1.1%
Brighthouse Financial Global Funding 4.412%, (SOFR + 0.760%), 04/12/2024 (A)(B)	2,000,000	1,980,559	0.7%
Capital One Financial Corp. 3.750%, 04/24/2024	3,176,000	3,115,890	1.1%
Citigroup, Inc. 3.352%, (3.352% to 4-24-24, then 3 month LIBOR + 0.897%), 04/24/2025	3,000,000	2,909,035	1.1%
Credit Agricole SA 3.750%, 04/24/2023 (A)	2,000,000	1,991,190	0.7%
Fifth Third Bancorp 3.650%, 01/25/2024	3,000,000	2,954,634	1.1%
Five Corners Funding Trust 4.419%, 11/15/2023 (A)	3,000,000	2,974,159	1.1%
JPMorgan Chase & Co. 1.514%, (1.514% to 6-1-23, then SOFR + 1.455%), 06/01/2024	5,000,000	4,918,503	1.8%
Morgan Stanley 3.737%, (3.737% to 4-24-23, then 3 month LIBOR + 0.847%), 04/24/2024	3,000,000	2,983,782	1.1%
Royal Bank of Canada 5.660%, 10/25/2024	2,000,000	2,022,895	0.7%

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials (continued)
Santander Holdings USA, Inc. 3.244%, 10/05/2026	$3,000,000	$2,784,198	1.0%
The Bank of New York Mellon Corp. 3.450%, 08/11/2023	3,000,000	2,973,308	1.1%
The Bank of Nova Scotia 1.950%, 02/01/2023	3,000,000	2,992,988	1.1%
The Goldman Sachs Group, Inc. 1.217%, 12/06/2023	3,000,000	2,895,941	1.1%
UBS Group AG 1.008%, (1.008% to 7-30-23, then 1 Year CMT + 0.830%), 07/30/2024 (A)	3,000,000	2,917,039	1.1%
Wells Fargo & Company 3.300%, 09/09/2024	2,765,000	2,683,336	1.0%
Wells Fargo & Company 3.750%, 01/24/2024	3,000,000	2,959,236	1.1%
OTHER SECURITIES		11,867,347	4.3%
		71,389,577
Health care - 2.2%
Cigna Corp. 0.613%, 03/15/2024	3,000,000	2,846,632	1.0%
OTHER SECURITIES		3,265,194	1.2%
		6,111,826
Industrials - 1.4%		3,849,929	1.4%
Information technology - 4.3%
Apple, Inc. 0.750%, 05/11/2023	2,000,000	1,971,189	0.7%
NXP BV 4.875%, 03/01/2024	3,000,000	2,977,036	1.1%
Oracle Corp. 2.625%, 02/15/2023	3,000,000	2,990,640	1.1%
OTHER SECURITIES		3,894,906	1.4%
		11,833,771
Materials - 2.1%
Georgia-Pacific LLC 0.625%, 05/15/2024 (A)	3,000,000	2,817,892	1.1%
Graphic Packaging International LLC 0.821%, 04/15/2024 (A)	3,000,000	2,807,634	1.0%
		5,625,526
Utilities - 1.8%
Alexander Funding Trust 1.841%, 11/15/2023 (A)	3,000,000	2,873,855	1.1%
Eversource Energy 2.800%, 05/01/2023	2,000,000	1,989,821	0.7%
		4,863,676
TOTAL CORPORATE BONDS (Cost $151,752,168)		$147,763,253
MUNICIPAL BONDS - 0.7%		1,964,481	0.7%
TOTAL MUNICIPAL BONDS (Cost $2,000,000)		$1,964,481
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4%
Commercial and residential - 0.2%		558,631	0.2%
Federal National Mortgage Association - 0.2%		491,090	0.2%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,090,544)		$1,049,721
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES - 16.9%
American Tower Trust Series 2013, Class 2A, 3.070%, 03/15/2048 (A)	$2,500,000	$2,486,003	0.9%
AmeriCredit Automobile Receivables Trust Series 2020-1, Class C, 1.590%, 10/20/2025	3,000,000	2,902,910	1.1%
AmeriCredit Automobile Receivables Trust Series 2018-3, Class D, 4.040%, 11/18/2024	2,650,000	2,630,812	1.0%
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class A, 2.360%, 03/20/2026 (A)	3,000,000	2,792,126	1.0%
BA Credit Card Trust Series 2021-A1, Class A1, 0.440%, 09/15/2026	3,753,000	3,537,621	1.3%
HPEFS Equipment Trust Series 2022-1A, Class A2, 1.020%, 05/21/2029 (A)	2,325,870	2,287,174	0.8%
Hyundai Auto Lease Securitization Trust Series 2021-B, Class A3, 0.330%, 06/17/2024 (A)	3,000,000	2,954,230	1.1%
OTHER SECURITIES		26,767,874	9.7%
TOTAL ASSET BACKED SECURITIES (Cost $47,454,516)		$46,358,750
SHORT-TERM INVESTMENTS - 27.1%
U.S. Government - 26.7%
U.S. Treasury Bill, 3.307%, 01/05/2023 *	17,970,000	17,966,371	6.6%
U.S. Treasury Bill, 3.933%, 01/26/2023 *	17,615,000	17,571,329	6.4%
U.S. Treasury Bill, 4.040%, 02/23/2023 *	5,048,000	5,017,620	1.8%
U.S. Treasury Bill, 4.155%, 03/07/2023 *	19,277,000	19,134,811	7.0%
U.S. Treasury Bill, 4.172%, 02/23/2023 *	13,630,000	13,547,972	4.9%
		73,238,103
Short-term funds - 0.4%
John Hancock Collateral Trust, 4.2988% (C)(D)	104,712	1,046,684	0.4%
TOTAL SHORT-TERM INVESTMENTS (Cost $74,273,639)		$74,284,787
Total Investments (Ultra Short Term Bond Trust) (Cost $278,397,489) - 99.8%		$273,175,355	99.8%
Other assets and liabilities, net - 0.2%		660,835	0.2%
TOTAL NET ASSETS - 100.0%		$273,836,190	100.0%
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $56,053,799 or 20.5% of the fund's net assets as of 12-31-22.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

The following portfolios had the following country composition as a percentage of net assets, unless otherwise indicated, on 12-31-22:
High Yield Trust
United States	77.0%
Cayman Islands	7.7%
Canada	4.1%
United Kingdom	1.4%
Switzerland	1.3%
Luxembourg	1.3%
Netherlands	1.1%
Other countries	6.1%
TOTAL	100.0%
Investment Quality Bond Trust (as a percentage of total investments)
United States	89.4%
Cayman Islands	3.9%
United Kingdom	1.1%
Other countries	5.6%
TOTAL	100.0%
Strategic Income Opportunities Trust
United States	60.5%
Canada	5.9%
Indonesia	3.9%
Mexico	2.5%
Norway	2.4%
South Korea	2.0%
Luxembourg	1.9%
United Kingdom	1.8%
Supranational	1.6%
New Zealand	1.5%
Other countries	16.0%
TOTAL	100.0%

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	Active Bond Trust	Core Bond Trust	High Yield Trust	Investment Quality Bond Trust
Unaffiliated investments, at value (including securities loaned)	$537,153,269	$814,831,140	$162,466,034	$248,594,288
Affiliated investments, at value	12,007,133	—	3,347,124	—
Repurchase agreements, at value	—	—	—	7,100,000
Total investments, at value	549,160,402	814,831,140	165,813,158	255,694,288
Receivable for centrally cleared swaps	—	—	789,655	14,429
Unrealized appreciation on forward foreign currency contracts	—	—	29,981	—
Receivable for futures variation margin	—	—	—	111,971
Cash	—	7	—	75,904
Foreign currency, at value	—	—	5,464	3,250
Collateral held at broker for futures contracts	—	—	128,973	—
Cash collateral at broker for sale commitments	—	60,000	—	—
Dividends and interest receivable	4,477,100	4,381,020	3,114,512	1,597,859
Receivable for fund shares sold	2,347,840	—	990,966	2,945,626
Receivable for investments sold	1,430,961	12,294,144	13,993	10,313
Receivable for delayed delivery securities sold	6,670,323	14,092,701	—	3,843,898
Receivable for securities lending income	27	155	3,155	—
Interfund lending receivable	—	—	—	1,000,000
Other assets	16,480	21,057	6,040	7,515
Total assets	564,103,133	845,680,224	170,895,897	265,305,053
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	—	15	91,984
Payable for futures variation margin	—	—	6,929	—
Due to custodian	330,923	—	—	—
Payable for investments purchased	974,505	24,316,327	20,557	—
Payable for delayed delivery securities purchased	13,696,324	35,749,678	—	58,561,476
Payable for fund shares repurchased	43,970	64,998	—	—
Payable upon return of securities loaned	197,150	—	3,347,065	—
Payable to affiliates
Accounting and legal services fees	27,284	39,272	8,296	10,018
Trustees' fees	197	268	65	85
Other liabilities and accrued expenses	36,727	45,001	19,759	31,676
Total liabilities	15,307,080	60,215,544	3,402,686	58,695,239
Net assets	$548,796,053	$785,464,680	$167,493,211	$206,609,814
Net assets consist of
Paid-in capital	$639,453,885	$937,747,241	$268,357,158	$248,004,971
Total distributable earnings (loss)	(90,657,832)	(152,282,561)	(100,863,947)	(41,395,157)
Net assets	$548,796,053	$785,464,680	$167,493,211	$206,609,814
Unaffiliated investments, including repurchase agreements, at cost	$601,684,131	$887,194,907	$197,165,471	$287,101,301
Affiliated investments, at cost	$12,006,375	—	$3,347,182	—
Foreign currency, at cost	—	—	$5,557	$6,292
Collateral held at broker for centrally cleared swaps	—	—	$813,000	—
Securities loaned, at value	$193,268	—	$3,247,270	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$25,582,264	$63,595,380	$49,518,408	$100,184,702
Shares outstanding	3,174,093	5,759,191	11,503,729	10,864,597
Net asset value, offering price and redemption price per share	$8.06	$11.04	$4.30	$9.22
Series II
Net assets	$103,068,073	$63,713,561	$32,972,281	$50,636,412
Shares outstanding	12,755,861	5,775,782	7,440,405	5,486,132
Net asset value, offering price and redemption price per share	$8.08	$11.03	$4.43	$9.23
Series NAV
Net assets	$420,145,716	$658,155,739	$85,002,522	$55,788,700
Shares outstanding	52,091,250	59,918,206	20,143,251	6,076,220
Net asset value, offering price and redemption price per share	$8.07	$10.98	$4.22	$9.18
The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	Money Market Trust	Opportunistic Fixed Income Trust	Select Bond Trust	Short Term Government Income Trust
Unaffiliated investments, at value (including securities loaned)	$1,823,796,510	$178,943,790	$5,903,841,714	$160,212,513
Affiliated investments, at value	—	291,498	195,160,389	484,928
Repurchase agreements, at value	509,354,000	—	—	—
Total investments, at value	2,333,150,510	179,235,288	6,099,002,103	160,697,441
Swap contracts, at value	—	1,206,916	—	—
Receivable for centrally cleared swaps	—	1,095,309	—	—
Unrealized appreciation on forward foreign currency contracts	—	461,386	—	—
Receivable for futures variation margin	—	167,538	—	—
Cash	966	—	2,772,569	387,319
Foreign currency, at value	—	221	—	—
Collateral held at broker for futures contracts	—	—	2,500,000	—
Collateral segregated at custodian for OTC derivative contracts	—	592,000	—	—
Dividends and interest receivable	8,367,837	1,934,312	40,513,060	718,085
Receivable for fund shares sold	4,144,580	691,132	14,255,994	10,423
Receivable for investments sold	—	778,562	15,421,708	—
Receivable for delayed delivery securities sold	—	5,081,740	217,930,981	—
Receivable for securities lending income	—	203	—	—
Receivable from affiliates	27,589	916	294	—
Other assets	61,529	4,235	145,769	5,598
Total assets	2,345,753,011	191,249,758	6,392,542,478	161,818,866
Liabilities
Payable for sale commitments outstanding, at value	—	—	5,971,435	—
Unrealized depreciation on forward foreign currency contracts	—	877,012	—	—
Swap contracts, at value	—	270,836	—	—
Payable for futures variation margin	—	—	55,934	—
Due to custodian	—	138,776	—	—
Payable for collateral on OTC derivatives	—	998,000	—	—
Payable for investments purchased	—	856,360	14,946,489	—
Payable for delayed delivery securities purchased	—	27,401,067	412,078,724	—
Payable for fund shares repurchased	16,286,684	4,570	279,348	52,498
Payable upon return of securities loaned	—	293,876	—	—
Payable to affiliates
Accounting and legal services fees	122,559	7,842	292,268	8,288
Trustees' fees	472	64	2,068	72
Other liabilities and accrued expenses	45,801	51,027	106,787	17,728
Total liabilities	16,455,516	30,899,430	433,733,053	78,586
Net assets	$2,329,297,495	$160,350,328	$5,958,809,425	$161,740,280
Net assets consist of
Paid-in capital	$2,329,295,413	$191,765,036	$7,112,463,169	$202,525,227
Total distributable earnings (loss)	2,082	(31,414,708)	(1,153,653,744)	(40,784,947)
Net assets	$2,329,297,495	$160,350,328	$5,958,809,425	$161,740,280
Unaffiliated investments, including repurchase agreements, at cost	$2,333,150,510	$203,559,076	$6,587,635,391	$173,477,629
Affiliated investments, at cost	—	$291,367	$195,134,100	$484,880
Foreign currency, at cost	—	$15,773	—	—
Proceeds received on sale commitments outstanding	—	—	$5,913,115	—
Net unamortized upfront payment on OTC swaps	—	$157,428	—	—
Collateral held at broker for centrally cleared swaps	—	$1,100,000	—	—
Securities loaned, at value	—	$288,032	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$1,778,244,581	$21,069,026	$135,477,411	$25,351,993
Shares outstanding	1,778,294,672	2,011,324	11,819,140	2,317,127
Net asset value, offering price and redemption price per share	$1.00	$10.48	$11.46	$10.94
Series II
Net assets	$66,988,756	$43,462,994	$412,763,276	$17,252,533
Shares outstanding	66,969,800	4,222,343	35,948,221	1,576,008
Net asset value, offering price and redemption price per share	$1.00	$10.29	$11.48	$10.95
Series NAV
Net assets	$484,064,158	$95,818,308	$5,410,568,738	$119,135,754
Shares outstanding	484,070,160	9,188,628	472,440,368	10,891,750
Net asset value, offering price and redemption price per share	$1.00	$10.43	$11.45	$10.94
The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	Strategic Income Opportunities Trust	Total Bond Market Trust	Ultra Short Term Bond Trust
Unaffiliated investments, at value (including securities loaned)	$366,113,020	$849,968,126	$272,128,671
Affiliated investments, at value	8,306,745	4,633,816	1,046,684
Total investments, at value	374,419,765	854,601,942	273,175,355
Unrealized appreciation on forward foreign currency contracts	5,862,887	—	—
Receivable for futures variation margin	8,999	—	—
Cash	261,082	—	—
Foreign currency, at value	240,198	—	—
Collateral held at broker for futures contracts	386,000	—	—
Collateral segregated at custodian for OTC derivative contracts	3,310,000	—	—
Dividends and interest receivable	3,739,993	5,768,951	1,163,886
Receivable for fund shares sold	171,028	2,230,046	2,946
Receivable for investments sold	1,553,827	—	—
Receivable for securities lending income	5,253	36	—
Receivable from affiliates	—	14,678	—
Other assets	10,438	19,272	8,479
Total assets	389,969,470	862,634,925	274,350,666
Liabilities
Unrealized depreciation on forward foreign currency contracts	9,211,039	—	—
Written options, at value	17,846	—	—
Payable for investments purchased	887,964	—	—
Payable for fund shares repurchased	1,277,930	962,927	476,611
Payable upon return of securities loaned	3,907,610	—	—
Payable to affiliates
Accounting and legal services fees	18,718	40,655	14,312
Trustees' fees	126	141	97
Other liabilities and accrued expenses	38,494	26,731	23,456
Total liabilities	15,359,727	1,030,454	514,476
Net assets	$374,609,743	$861,604,471	$273,836,190
Net assets consist of
Paid-in capital	$418,175,713	$970,274,376	$304,236,873
Total distributable earnings (loss)	(43,565,970)	(108,669,905)	(30,400,683)
Net assets	$374,609,743	$861,604,471	$273,836,190
Unaffiliated investments, including repurchase agreements, at cost	$410,156,848	$937,897,238	$277,350,783
Affiliated investments, at cost	$8,306,419	$4,633,907	$1,046,706
Foreign currency, at cost	$234,175	—	—
Premiums received on written options	$55,339	—	—
Securities loaned, at value	$3,827,862	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$238,341,941	$270,734,578	$10,429,140
Shares outstanding	19,560,642	30,823,555	954,195
Net asset value, offering price and redemption price per share	$12.18	$8.78	$10.93
Series II
Net assets	$52,305,295	$49,112,058	$228,131,490
Shares outstanding	4,279,592	5,582,165	20,872,250
Net asset value, offering price and redemption price per share	$12.22	$8.80	$10.93
Series NAV
Net assets	$83,962,507	$541,757,835	$35,275,560
Shares outstanding	6,914,411	61,698,402	3,226,416
Net asset value, offering price and redemption price per share	$12.14	$8.78	$10.93
The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	Active Bond Trust	Core Bond Trust	High Yield Trust	Investment Quality Bond Trust
Interest	$22,079,159	$22,487,516	$12,081,520	$7,734,713
Dividends from affiliated investments	218,360	—	—	—
Dividends from unaffiliated investments	83,219	—	315,735	—
Securities lending	33,167	6,979	80,956	1,788
Less foreign taxes withheld	(3,957)	—	—	—
Total investment income	22,409,948	22,494,495	12,478,211	7,736,501
Expenses
Investment management fees	3,586,024	4,938,160	1,268,011	1,374,182
Distribution and service fees	309,965	207,781	121,825	202,660
Accounting and legal services fees	89,839	128,679	27,260	34,241
Trustees' fees	12,152	17,263	3,683	4,715
Custodian fees	98,710	110,249	39,404	69,259
Printing and postage	30,621	29,431	19,495	19,525
Professional fees	73,035	133,166	73,280	95,242
Other	48,935	67,997	22,482	24,547
Total expenses	4,249,281	5,632,726	1,575,440	1,824,371
Less expense reductions	(49,252)	(66,792)	(14,164)	(17,913)
Net expenses	4,200,029	5,565,934	1,561,276	1,806,458
Net investment income	18,209,919	16,928,561	10,916,935	5,930,043
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(26,261,547)	(78,312,984)	(8,828,596)	(21,957,588)
Affiliated investments	(2,368)	(2,526)	(8,445)	(496)
Futures contracts	—	—	(1,012,857)	9,401,357
Forward foreign currency contracts	—	—	(47,710)	329,150
Written options	—	—	—	(148,879)
Swap contracts	—	—	45,056	276,842
	(26,263,915)	(78,315,510)	(9,852,552)	(12,099,614)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(86,109,293)	(69,808,441)	(27,971,001)	(35,081,358)
Affiliated investments	1,323	366	640	11
Futures contracts	—	—	(22,451)	740,282
Forward foreign currency contracts	—	—	32,034	(16,822)
Written options	—	—	—	(91,780)
Swap contracts	—	—	(182,649)	1,314,770
	(86,107,970)	(69,808,075)	(28,143,427)	(33,134,897)
Net realized and unrealized gain (loss)	(112,371,885)	(148,123,585)	(37,995,979)	(45,234,511)
Decrease in net assets from operations	$(94,161,966)	$(131,195,024)	$(27,079,044)	$(39,304,468)
The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	Money Market Trust	Opportunistic Fixed Income Trust	Select Bond Trust	Short Term Government Income Trust
Interest	$37,102,883	$8,767,967	$207,008,999	$3,072,417
Dividends from unaffiliated investments	—	206,814	302,626	—
Dividends from affiliated investments	—	—	3,525,872	29,986
Securities lending	—	3,475	8,713	—
Other income	—	1,295	—	—
Less foreign taxes withheld	—	(26,507)	—	—
Total investment income	37,102,883	8,953,044	210,846,210	3,102,403
Expenses
Investment management fees	7,821,736	1,131,295	37,647,932	974,058
Distribution and service fees	1,029,595	130,008	1,126,724	61,758
Accounting and legal services fees	347,091	26,182	990,610	25,918
Trustees' fees	43,125	3,613	133,429	3,484
Custodian fees	266,895	147,855	726,414	31,023
Printing and postage	67,735	19,553	108,411	18,518
Professional fees	95,720	116,707	253,259	75,269
Other	58,880	25,969	283,584	21,369
Total expenses	9,730,777	1,601,182	41,270,363	1,211,397
Less expense reductions	(2,424,700)	(125,689)	(1,946,437)	(13,796)
Net expenses	7,306,077	1,475,493	39,323,926	1,197,601
Net investment income	29,796,806	7,477,551	171,522,284	1,904,802
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	9,315	(19,884,604)	(476,226,874)	(1,693,933)
Affiliated investments	—	(2,509)	12,854	480
Futures contracts	—	4,640,725	(3,229,855)	—
Forward foreign currency contracts	—	1,298,484	—	—
Swap contracts	—	1,502,647	—	—
	9,315	(12,445,257)	(479,443,875)	(1,693,453)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	—	(16,687,033)	(759,014,586)	(12,003,612)
Affiliated investments	—	131	27,769	48
Futures contracts	—	512,153	24,502	—
Forward foreign currency contracts	—	(170,676)	—	—
Swap contracts	—	(1,990,780)	—	—
	—	(18,336,205)	(758,962,315)	(12,003,564)
Net realized and unrealized gain (loss)	9,315	(30,781,462)	(1,238,406,190)	(13,697,017)
Increase (decrease) in net assets from operations	$29,806,121	$(23,303,911)	$(1,066,883,906)	$(11,792,215)
The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	Strategic Income Opportunities Trust	Total Bond Market Trust	Ultra Short Term Bond Trust
Interest	$13,941,127	$20,231,541	$4,112,902
Dividends from unaffiliated investments	980,092	—	—
Dividends from affiliated investments	128,413	226,061	59,311
Securities lending	43,351	11,389	928
Less foreign taxes withheld	(100,448)	—	—
Total investment income	14,992,535	20,468,991	4,173,141
Expenses
Investment management fees	2,576,743	3,674,969	1,459,011
Distribution and service fees	259,277	279,020	553,301
Accounting and legal services fees	60,326	120,574	41,028
Trustees' fees	8,049	14,911	5,279
Custodian fees	117,667	96,709	39,080
Printing and postage	21,292	28,110	20,343
Professional fees	102,172	77,880	72,665
Other	35,485	45,826	20,253
Total expenses	3,181,011	4,337,999	2,210,960
Less expense reductions	(33,045)	(2,097,457)	(181,123)
Net expenses	3,147,966	2,240,542	2,029,837
Net investment income	11,844,569	18,228,449	2,143,304
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(16,708,446)	(12,626,117)	296,539
Affiliated investments	(2,752)	8,638	1,985
Futures contracts	6,410,202	—	—
Forward foreign currency contracts	6,903,478	—	—
	(3,397,518)	(12,617,479)	298,524
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(49,547,218)	(118,976,836)	(4,933,008)
Affiliated investments	1,375	646	(22)
Futures contracts	478,657	—	—
Forward foreign currency contracts	(4,185,025)	—	—
Written options	37,493	—	—
	(53,214,718)	(118,976,190)	(4,933,030)
Net realized and unrealized gain (loss)	(56,612,236)	(131,593,669)	(4,634,506)
Decrease in net assets from operations	$(44,767,667)	$(113,365,220)	$(2,491,202)
The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Active Bond Trust		Core Bond Trust		High Yield Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$18,209,919	$17,154,958	$16,928,561	$8,650,321	$10,916,935	$10,114,447
Net realized gain (loss)	(26,263,915)	5,824,999	(78,315,510)	2,631,055	(9,852,552)	4,059,728
Change in net unrealized appreciation (depreciation)	(86,107,970)	(27,280,200)	(69,808,075)	(31,928,190)	(28,143,427)	(2,712,144)
Increase (decrease) in net assets resulting from operations	(94,161,966)	(4,300,243)	(131,195,024)	(20,646,814)	(27,079,044)	11,462,031
Distributions to shareholders
From earnings
Series I	(1,138,268)	(1,630,925)	(1,485,314)	(5,234,036)	(3,087,188)	(3,205,581)
Series II	(4,195,709)	(6,657,686)	(1,344,902)	(4,712,777)	(1,980,201)	(2,281,261)
Series NAV	(18,364,518)	(26,431,140)	(15,757,417)	(51,607,322)	(5,460,996)	(4,767,578)
Total distributions	(23,698,495)	(34,719,751)	(18,587,633)	(61,554,135)	(10,528,385)	(10,254,420)
From portfolio share transactions
Portfolio share transactions	(61,006,907)	15,207,846	(64,067,757)	36,638,933	(3,679,377)	10,925,148
Total increase (decrease)	(178,867,368)	(23,812,148)	(213,850,414)	(45,562,016)	(41,286,806)	12,132,759
Net assets
Beginning of year	727,663,421	751,475,569	999,315,094	1,044,877,110	208,780,017	196,647,258
End of year	$548,796,053	$727,663,421	$785,464,680	$999,315,094	$167,493,211	$208,780,017
	Investment Quality Bond Trust		Money Market Trust		Opportunistic Fixed Income Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$5,930,043	$4,879,409	$29,796,806	$76,031	$7,477,551	$5,897,844
Net realized gain (loss)	(12,099,614)	4,770,383	9,315	2,082	(12,445,257)	5,283,699
Change in net unrealized appreciation (depreciation)	(33,134,897)	(13,166,182)	—	—	(18,336,205)	(15,569,593)
Increase (decrease) in net assets resulting from operations	(39,304,468)	(3,516,390)	29,806,121	78,113	(23,303,911)	(4,388,050)
Distributions to shareholders
From earnings
Series I	(5,505,486)	(5,724,212)	(22,663,968)	(58,160)	(847,246)	(2,001,393)
Series II	(2,718,019)	(2,948,815)	(734,328)	(3,156)	(1,671,776)	(3,666,833)
Series NAV	(3,166,588)	(2,675,825)	(6,457,687)	(14,715)	(3,903,288)	(8,243,546)
Total distributions	(11,390,093)	(11,348,852)	(29,855,983)	(76,031)	(6,422,310)	(13,911,772)
From portfolio share transactions
Portfolio share transactions	(13,614,251)	19,635,010	335,320,038	(408,164,051)	(22,039,557)	32,921,594
Total increase (decrease)	(64,308,812)	4,769,768	335,270,176	(408,161,969)	(51,765,778)	14,621,772
Net assets
Beginning of year	270,918,626	266,148,858	1,994,027,319	2,402,189,288	212,116,106	197,494,334
End of year	$206,609,814	$270,918,626	$2,329,297,495	$1,994,027,319	$160,350,328	$212,116,106
The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Select Bond Trust		Short Term Government Income Trust		Strategic Income Opportunities Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$171,522,284	$155,801,582	$1,904,802	$1,961,619	$11,844,569	$11,600,800
Net realized gain (loss)	(479,443,875)	79,193,063	(1,693,453)	533,653	(3,397,518)	13,003,074
Change in net unrealized appreciation (depreciation)	(758,962,315)	(323,798,430)	(12,003,564)	(5,383,710)	(53,214,718)	(20,578,931)
Increase (decrease) in net assets resulting from operations	(1,066,883,906)	(88,803,785)	(11,792,215)	(2,888,438)	(44,767,667)	4,024,943
Distributions to shareholders
From earnings
Series I	(5,329,746)	(5,702,710)	(392,944)	(535,512)	(8,811,956)	(10,390,453)
Series II	(15,790,182)	(12,750,132)	(232,622)	(334,629)	(1,763,045)	(1,515,124)
Series NAV	(223,358,414)	(241,565,674)	(1,931,770)	(2,331,807)	(3,084,135)	(3,210,797)
Total distributions	(244,478,342)	(260,018,516)	(2,557,336)	(3,201,948)	(13,659,136)	(15,116,374)
From portfolio share transactions
Portfolio share transactions	(520,797,934)	312,346,341	(5,083,045)	(6,664,587)	(15,077,506)	1,854,214
Total increase (decrease)	(1,832,160,182)	(36,475,960)	(19,432,596)	(12,754,973)	(73,504,309)	(9,237,217)
Net assets
Beginning of year	7,790,969,607	7,827,445,567	181,172,876	193,927,849	448,114,052	457,351,269
End of year	$5,958,809,425	$7,790,969,607	$161,740,280	$181,172,876	$374,609,743	$448,114,052
	Total Bond Market Trust		Ultra Short Term Bond Trust
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$18,228,449	$11,939,720	$2,143,304	$524,609
Net realized gain (loss)	(12,617,479)	613,662	298,524	143,861
Change in net unrealized appreciation (depreciation)	(118,976,190)	(27,800,636)	(4,933,030)	(2,268,852)
Increase (decrease) in net assets resulting from operations	(113,365,220)	(15,247,254)	(2,491,202)	(1,600,382)
Distributions to shareholders
From earnings
Series I	(7,572,612)	(7,764,202)	(156,297)	(205,924)
Series II	(1,260,574)	(1,327,106)	(2,997,662)	(3,502,373)
Series NAV	(11,170,970)	(8,048,642)	(524,154)	(723,115)
Total distributions	(20,004,156)	(17,139,950)	(3,678,113)	(4,431,412)
From portfolio share transactions
Portfolio share transactions	247,208,789	(18,229,344)	34,668,147	(52,880,881)
Total increase (decrease)	113,839,413	(50,616,548)	28,498,832	(58,912,675)
Net assets
Beginning of year	747,765,058	798,381,606	245,337,358	304,250,033
End of year	$861,604,471	$747,765,058	$273,836,190	$245,337,358
The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
Series I
12-31-2022	9.79	0.27	(1.64)	(1.37)	(0.30)	(0.06)	(0.36)	8.06	(13.85)	0.71	0.70	3.05	26	91
12-31-2021	10.34	0.24	(0.30)	(0.06)	(0.33)	(0.16)	(0.49)	9.79	(0.57)	0.70	0.69	2.35	34	95
12-31-2020	9.79	0.26	0.60	0.86	(0.31)	—	(0.31)	10.34	8.79	0.70	0.70	2.56	36	98
12-31-2019	9.21	0.29	0.56	0.85	(0.27)	—	(0.27)	9.79	9.25	0.70	0.70	2.96	37	88
12-31-2018	9.57	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	9.21	(0.60)	0.70	0.70	3.18	35	63
Series II
12-31-2022	9.81	0.25	(1.64)	(1.39)	(0.28)	(0.06)	(0.34)	8.08	(14.02)	0.91	0.90	2.83	103	91
12-31-2021	10.36	0.22	(0.30)	(0.08)	(0.31)	(0.16)	(0.47)	9.81	(0.77)	0.90	0.89	2.15	144	95
12-31-2020	9.81	0.24	0.60	0.84	(0.29)	—	(0.29)	10.36	8.57	0.90	0.90	2.36	156	98
12-31-2019	9.23	0.27	0.56	0.83	(0.25)	—	(0.25)	9.81	9.03	0.90	0.90	2.76	145	88
12-31-2018	9.59	0.28	(0.36)	(0.08)	(0.28)	—	(0.28)	9.23	(0.80)	0.90	0.90	2.98	141	63
Series NAV
12-31-2022	9.80	0.27	(1.63)	(1.36)	(0.31)	(0.06)	(0.37)	8.07	(13.78)	0.66	0.65	3.10	420	91
12-31-2021	10.34	0.24	(0.28)	(0.04)	(0.34)	(0.16)	(0.50)	9.80	(0.42)	0.65	0.64	2.40	549	95
12-31-2020	9.80	0.27	0.58	0.85	(0.31)	—	(0.31)	10.34	8.73	0.65	0.65	2.61	560	98
12-31-2019	9.22	0.29	0.57	0.86	(0.28)	—	(0.28)	9.80	9.30	0.65	0.65	3.01	542	88
12-31-2018	9.58	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	9.22	(0.55)	0.65	0.65	3.24	502	63
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Core Bond Trust
Series I
12-31-2022	13.10	0.23	(2.03)	(1.80)	(0.26)	—	(0.26)	11.04	(13.67)	0.68	0.68	1.95	64	275
12-31-2021	14.23	0.11	(0.39)	(0.28)	(0.26)	(0.59)	(0.85)	13.10	(1.96)	0.67	0.66	0.82	84	269
12-31-2020	13.41	0.20	0.95	1.15	(0.33)	—	(0.33)	14.23	8.62	0.67	0.66	1.40	93	354
12-31-2019	12.68	0.32	0.74	1.06	(0.33)	—	(0.33)	13.41	8.32	0.67	0.66	2.42	92	446
12-31-2018	13.08	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	12.68	(0.59)	0.68	0.67	2.39	93	336
Series II
12-31-2022	13.08	0.21	(2.02)	(1.81)	(0.24)	—	(0.24)	11.03	(13.81)	0.88	0.88	1.76	64	275
12-31-2021	14.22	0.09	(0.41)	(0.32)	(0.23)	(0.59)	(0.82)	13.08	(2.23)	0.87	0.86	0.62	79	269
12-31-2020	13.39	0.17	0.97	1.14	(0.31)	—	(0.31)	14.22	8.50	0.87	0.86	1.20	85	354
12-31-2019	12.67	0.29	0.73	1.02	(0.30)	—	(0.30)	13.39	8.04	0.87	0.86	2.23	81	446
12-31-2018	13.07	0.28	(0.39)	(0.11)	(0.29)	—	(0.29)	12.67	(0.79)	0.88	0.87	2.18	82	336
Series NAV
12-31-2022	13.03	0.24	(2.02)	(1.78)	(0.27)	—	(0.27)	10.98	(13.62)	0.63	0.63	2.00	658	275
12-31-2021	14.17	0.12	(0.41)	(0.29)	(0.26)	(0.59)	(0.85)	13.03	(1.99)	0.62	0.61	0.87	836	269
12-31-2020	13.34	0.20	0.97	1.17	(0.34)	—	(0.34)	14.17	8.80	0.62	0.61	1.46	867	354
12-31-2019	12.62	0.33	0.72	1.05	(0.33)	—	(0.33)	13.34	8.34	0.62	0.61	2.47	918	446
12-31-2018	13.02	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	12.62	(0.54)	0.63	0.62	2.44	889	336
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
High Yield Trust
Series I
12-31-2022	5.30	0.29	(1.00)	(0.71)	(0.29)	—	(0.29)	4.30	(13.25)	0.85	0.84	6.03	50	32
12-31-2021	5.27	0.27	0.04	0.31	(0.28)	—	(0.28)	5.30	5.82	0.83	0.82	4.99	64	76
12-31-2020	5.31	0.28	0.01	0.29	(0.33)	—	(0.33)	5.27	5.81	0.85	0.85	5.47	65	96
12-31-2019	4.84	0.30	0.46	0.76	(0.29)	—	(0.29)	5.31	15.66	0.80[3]	0.79[3]	5.62	68	57
12-31-2018	5.32	0.31	(0.47)	(0.16)	(0.32)	—	(0.32)	4.84	(3.01)	0.83	0.82	5.89	67	54
Series II
12-31-2022	5.45	0.28	(1.02)	(0.74)	(0.28)	—	(0.28)	4.43	(13.45)	1.05	1.04	5.80	33	32
12-31-2021	5.41	0.27	0.03	0.30	(0.26)	—	(0.26)	5.45	5.67	1.03	1.02	4.79	48	76
12-31-2020	5.44	0.28	0.01	0.29	(0.32)	—	(0.32)	5.41	5.67	1.05	1.05	5.27	47	96
12-31-2019	4.96	0.29	0.47	0.76	(0.28)	—	(0.28)	5.44	15.50	1.00[3]	0.99[3]	5.42	52	57
12-31-2018	5.43	0.31	(0.47)	(0.16)	(0.31)	—	(0.31)	4.96	(3.15)	1.03	1.02	5.69	50	54
Series NAV
12-31-2022	5.20	0.28	(0.97)	(0.69)	(0.29)	—	(0.29)	4.22	(13.07)	0.80	0.79	6.12	85	32
12-31-2021	5.18	0.27	0.03	0.30	(0.28)	—	(0.28)	5.20	5.78	0.78	0.77	5.05	96	76
12-31-2020	5.23	0.28	—[4]	0.28	(0.33)	—	(0.33)	5.18	5.77	0.80	0.80	5.52	84	96
12-31-2019	4.77	0.29	0.46	0.75	(0.29)	—	(0.29)	5.23	15.99	0.75[3]	0.74[3]	5.66	86	57
12-31-2018	5.24	0.31	(0.46)	(0.15)	(0.32)	—	(0.32)	4.77	(3.02)	0.78	0.77	5.94	80	54
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement of legal fees of 0.05%. 4. Less than $0.005 per share.
Investment Quality Bond Trust
Series I
12-31-2022	11.50	0.27	(2.01)	(1.74)	(0.33)	(0.21)	(0.54)	9.22	(14.88)	0.76	0.75	2.62	100	39
12-31-2021	12.17	0.22	(0.37)	(0.15)	(0.25)	(0.27)	(0.52)	11.50	(1.26)	0.74	0.73	1.86	134	37
12-31-2020	11.39	0.26	0.80	1.06	(0.27)	(0.01)	(0.28)	12.17	9.37	0.75	0.74	2.15	142	51
12-31-2019	10.68	0.30	0.70	1.00	(0.29)	—	(0.29)	11.39	9.36	0.75	0.74	2.70	139	45
12-31-2018	11.15	0.29	(0.38)	(0.09)	(0.30)	(0.08)	(0.38)	10.68	(0.82)	0.73	0.72	2.66	135	44
Series II
12-31-2022	11.50	0.25	(2.00)	(1.75)	(0.31)	(0.21)	(0.52)	9.23	(15.06)	0.96	0.95	2.42	51	39
12-31-2021	12.18	0.20	(0.39)	(0.19)	(0.22)	(0.27)	(0.49)	11.50	(1.45)	0.94	0.93	1.66	71	37
12-31-2020	11.40	0.23	0.81	1.04	(0.25)	(0.01)	(0.26)	12.18	9.15	0.95	0.94	1.95	80	51
12-31-2019	10.69	0.28	0.70	0.98	(0.27)	—	(0.27)	11.40	9.15	0.95	0.94	2.49	76	45
12-31-2018	11.15	0.27	(0.37)	(0.10)	(0.28)	(0.08)	(0.36)	10.69	(0.93)	0.93	0.92	2.46	71	44
Series NAV
12-31-2022	11.45	0.27	(2.00)	(1.73)	(0.33)	(0.21)	(0.54)	9.18	(14.88)	0.71	0.70	2.70	56	39
12-31-2021	12.13	0.23	(0.39)	(0.16)	(0.25)	(0.27)	(0.52)	11.45	(1.21)	0.69	0.68	1.91	65	37
12-31-2020	11.35	0.26	0.81	1.07	(0.28)	(0.01)	(0.29)	12.13	9.46	0.70	0.69	2.19	44	51
12-31-2019	10.65	0.31	0.68	0.99	(0.29)	—	(0.29)	11.35	9.35	0.70	0.69	2.74	41	45
12-31-2018	11.11	0.30	(0.38)	(0.08)	(0.30)	(0.08)	(0.38)	10.65	(0.68)	0.68	0.67	2.72	39	44
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Money Market Trust
Series I
12-31-2022	1.00	0.013	—[3]	0.013	(0.013)	—	(0.013)	1.00	1.29	0.44	0.33	1.33	1,778	—
12-31-2021	1.00	—[3]	—[3]	—[3]	—[3]	—	—[3]	1.00	0.00[4]	0.44	0.07	—	1,522	—
12-31-2020	1.00	0.003	—[3]	0.003	(0.003)	—	(0.003)	1.00	0.31	0.44	0.24	0.26	1,835	—
12-31-2019	1.00	0.019	—[3]	0.019	(0.019)	—	(0.019)	1.00	1.93	0.46	0.33	1.91	1,420	—
12-31-2018	1.00	0.015	—[3]	0.015	(0.015)	—	(0.015)	1.00	1.54	0.47	0.33	1.53	1,415	—
Series II
12-31-2022	1.00	0.010	0.001	0.011	(0.011)	—	(0.011)	1.00	1.07	0.64	0.53	1.00	67	—
12-31-2021	1.00	—[3]	—[3]	—[3]	—[3]	—	—[3]	1.00	0.00[4]	0.64	0.07	—	79	—
12-31-2020	1.00	0.003	(0.001)	0.002	(0.002)	—	(0.002)	1.00	0.24	0.64	0.32	0.26	100	—
12-31-2019	1.00	0.017	—[3]	0.017	(0.017)	—	(0.017)	1.00	1.73	0.66	0.53	1.73	120	—
12-31-2018	1.00	0.013	—[3]	0.013	(0.013)	—	(0.013)	1.00	1.34	0.67	0.53	1.31	140	—
Series NAV
12-31-2022	1.00	0.014	(0.001)	0.013	(0.013)	—	(0.013)	1.00	1.34	0.39	0.28	1.36	484	—
12-31-2021	1.00	—[3]	—[3]	—[3]	—[3]	—	—[3]	1.00	0.00[4]	0.39	0.07	—	393	—
12-31-2020	1.00	0.003	—[3]	0.003	(0.003)	—	(0.003)	1.00	0.33	0.39	0.22	0.31	467	—
12-31-2019	1.00	0.020	—[3]	0.020	(0.020)	—	(0.020)	1.00	1.98	0.41	0.28	1.97	390	—
12-31-2018	1.00	0.016	—[3]	0.016	(0.016)	—	(0.016)	1.00	1.59	0.42	0.28	1.59	444	—
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.0005 per share. 4. Less than 0.005%.
Opportunistic Fixed Income Trust
Series I
12-31-2022	12.31	0.47	(1.87)	(1.40)	(0.30)	(0.13)	(0.43)	10.48	(11.12)	0.90	0.82	4.31	21	119
12-31-2021	13.47	0.38	(0.66)	(0.28)	(0.37)	(0.51)	(0.88)	12.31	(2.02)	0.85	0.82	2.90	29	126
12-31-2020	12.30	0.30	1.39	1.69	(0.52)	—	(0.52)	13.47	13.79	0.92[3]	0.85[3]	2.34	32	326[4]
12-31-2019	12.34	0.28	0.50	0.78	(0.82)	—	(0.82)	12.30	6.38	1.16[3]	1.12[3]	2.23	31	45
12-31-2018	12.93	0.29	(0.53)	(0.24)	(0.35)	—	(0.35)	12.34	(1.90)	0.84	0.82	2.31	32	35
Series II
12-31-2022	12.10	0.44	(1.84)	(1.40)	(0.28)	(0.13)	(0.41)	10.29	(11.26)	1.10	1.02	4.11	43	119
12-31-2021	13.25	0.35	(0.64)	(0.29)	(0.35)	(0.51)	(0.86)	12.10	(2.26)	1.05	1.02	2.70	56	126
12-31-2020	12.11	0.27	1.37	1.64	(0.50)	—	(0.50)	13.25	13.63	1.12[3]	1.05[3]	2.11	59	326[4]
12-31-2019	12.17	0.25	0.49	0.74	(0.80)	—	(0.80)	12.11	6.08	1.36[3]	1.32[3]	2.03	60	45
12-31-2018	12.77	0.26	(0.52)	(0.26)	(0.34)	—	(0.34)	12.17	(2.03)	1.04	1.02	2.10	62	35
Series NAV
12-31-2022	12.25	0.48	(1.86)	(1.38)	(0.31)	(0.13)	(0.44)	10.43	(10.96)	0.85	0.77	4.38	96	119
12-31-2021	13.41	0.39	(0.66)	(0.27)	(0.38)	(0.51)	(0.89)	12.25	(2.06)	0.80	0.77	2.95	126	126
12-31-2020	12.25	0.30	1.39	1.69	(0.53)	—	(0.53)	13.41	13.90	0.87[3]	0.80[3]	2.35	106	326[4]
12-31-2019	12.30	0.28	0.50	0.78	(0.83)	—	(0.83)	12.25	6.37	1.11[3]	1.07[3]	2.28	107	45
12-31-2018	12.88	0.27	(0.50)	(0.23)	(0.35)	—	(0.35)	12.30	(1.74)	0.79	0.77	2.11	108	35
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes interest expense of 0.01% and 0.25% for the year ended December 31, 2020 and the year ended December 31, 2019, respectively. 4. Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Select Bond Trust
Series I
12-31-2022	13.94	0.32	(2.32)	(2.00)	(0.38)	(0.10)	(0.48)	11.46	(14.20)	0.66	0.62	2.56	135	120
12-31-2021	14.59	0.28	(0.45)	(0.17)	(0.41)	(0.07)	(0.48)	13.94	(1.20)	0.65	0.61	1.94	177	132
12-31-2020	13.79	0.34	0.91	1.25	(0.45)	—	(0.45)	14.59	9.08	0.65	0.62	2.36	179	118
12-31-2019	12.99	0.35	0.81	1.16	(0.36)	—	(0.36)	13.79	8.95	0.65	0.62	2.55	176	137
12-31-2018	13.42	0.34	(0.40)	(0.06)	(0.37)	—	(0.37)	12.99	(0.43)	0.65	0.62	2.61	173	83
Series II
12-31-2022	13.96	0.30	(2.32)	(2.02)	(0.36)	(0.10)	(0.46)	11.48	(14.38)	0.86	0.82	2.40	413	120
12-31-2021	14.61	0.25	(0.45)	(0.20)	(0.38)	(0.07)	(0.45)	13.96	(1.39)	0.85	0.81	1.74	415	132
12-31-2020	13.81	0.31	0.91	1.22	(0.42)	—	(0.42)	14.61	8.86	0.85	0.82	2.18	437	118
12-31-2019	13.01	0.32	0.82	1.14	(0.34)	—	(0.34)	13.81	8.73	0.85	0.82	2.35	423	137
12-31-2018	13.44	0.32	(0.41)	(0.09)	(0.34)	—	(0.34)	13.01	(0.63)	0.85	0.82	2.42	513	83
Series NAV
12-31-2022	13.93	0.33	(2.32)	(1.99)	(0.39)	(0.10)	(0.49)	11.45	(14.16)	0.61	0.58	2.61	5,411	120
12-31-2021	14.58	0.28	(0.45)	(0.17)	(0.41)	(0.07)	(0.48)	13.93	(1.15)	0.60	0.57	1.98	7,199	132
12-31-2020	13.78	0.35	0.90	1.25	(0.45)	—	(0.45)	14.58	9.14	0.60	0.58	2.40	7,212	118
12-31-2019	12.98	0.35	0.82	1.17	(0.37)	—	(0.37)	13.78	9.01	0.60	0.58	2.60	7,703	137
12-31-2018	13.41	0.35	(0.41)	(0.06)	(0.37)	—	(0.37)	12.98	(0.38)	0.60	0.57	2.66	7,528	83
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Short Term Government Income Trust
Series I
12-31-2022	11.88	0.12	(0.89)	(0.77)	(0.17)	—	(0.17)	10.94	(6.48)	0.72	0.71	1.10	25	52
12-31-2021	12.29	0.13	(0.32)	(0.19)	(0.22)	—	(0.22)	11.88	(1.59)	0.70	0.69	1.04	30	32
12-31-2020	12.07	0.16	0.27	0.43	(0.21)	—	(0.21)	12.29	3.60	0.71	0.71	1.30	33	38
12-31-2019	11.87	0.15	0.25	0.40	(0.20)	—	(0.20)	12.07	3.39	0.71	0.71	1.25	36	54
12-31-2018	12.02	0.15	(0.05)	0.10	(0.25)	—	(0.25)	11.87	0.84	0.68	0.67	1.26	35	28
Series II
12-31-2022	11.89	0.10	(0.89)	(0.79)	(0.15)	—	(0.15)	10.95	(6.67)	0.92	0.91	0.89	17	52
12-31-2021	12.30	0.10	(0.32)	(0.22)	(0.19)	—	(0.19)	11.89	(1.78)	0.90	0.89	0.84	22	32
12-31-2020	12.08	0.14	0.27	0.41	(0.19)	—	(0.19)	12.30	3.39	0.91	0.91	1.10	29	38
12-31-2019	11.88	0.13	0.25	0.38	(0.18)	—	(0.18)	12.08	3.18	0.91	0.91	1.05	23	54
12-31-2018	12.02	0.13	(0.05)	0.08	(0.22)	—	(0.22)	11.88	0.64	0.88	0.87	1.05	26	28
Series NAV
12-31-2022	11.88	0.13	(0.90)	(0.77)	(0.17)	—	(0.17)	10.94	(6.43)	0.67	0.66	1.15	119	52
12-31-2021	12.29	0.13	(0.32)	(0.19)	(0.22)	—	(0.22)	11.88	(1.54)	0.65	0.64	1.09	130	32
12-31-2020	12.07	0.17	0.27	0.44	(0.22)	—	(0.22)	12.29	3.65	0.66	0.66	1.35	131	38
12-31-2019	11.87	0.16	0.25	0.41	(0.21)	—	(0.21)	12.07	3.44	0.66	0.66	1.30	120	54
12-31-2018	12.02	0.15	(0.05)	0.10	(0.25)	—	(0.25)	11.87	0.89	0.63	0.62	1.28	115	28
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Strategic Income Opportunities Trust
Series I
12-31-2022	14.07	0.38	(1.81)	(1.43)	(0.46)	—	(0.46)	12.18	(10.06)	0.78	0.77	2.97	238	48
12-31-2021	14.44	0.37	(0.25)	0.12	(0.49)	—	(0.49)	14.07	0.90	0.76	0.75	2.56	301	61
12-31-2020	13.52	0.35	0.80	1.15	(0.23)	—	(0.23)	14.44	8.59	0.76	0.76	2.54	333	73
12-31-2019	12.53	0.40	0.96	1.36	(0.37)	—	(0.37)	13.52	10.91	0.76	0.76	3.03	361	95
12-31-2018	13.72	0.49	(1.17)	(0.68)	(0.51)	—	(0.51)	12.53	(5.03)	0.74	0.73	3.63	371	61
Series II
12-31-2022	14.11	0.36	(1.82)	(1.46)	(0.43)	—	(0.43)	12.22	(10.30)	0.98	0.97	2.80	52	48
12-31-2021	14.47	0.34	(0.24)	0.10	(0.46)	—	(0.46)	14.11	0.70	0.96	0.95	2.36	51	61
12-31-2020	13.56	0.32	0.80	1.12	(0.21)	—	(0.21)	14.47	8.36	0.96	0.96	2.34	38	73
12-31-2019	12.56	0.38	0.97	1.35	(0.35)	—	(0.35)	13.56	10.75	0.96	0.96	2.83	36	95
12-31-2018	13.76	0.46	(1.18)	(0.72)	(0.48)	—	(0.48)	12.56	(5.29)	0.94	0.93	3.43	36	61
Series NAV
12-31-2022	14.03	0.39	(1.82)	(1.43)	(0.46)	—	(0.46)	12.14	(10.05)	0.73	0.72	3.03	84	48
12-31-2021	14.39	0.38	(0.24)	0.14	(0.50)	—	(0.50)	14.03	0.95	0.71	0.70	2.61	96	61
12-31-2020	13.48	0.35	0.80	1.15	(0.24)	—	(0.24)	14.39	8.60	0.71	0.71	2.59	87	73
12-31-2019	12.49	0.41	0.96	1.37	(0.38)	—	(0.38)	13.48	11.00	0.71	0.71	3.08	80	95
12-31-2018	13.68	0.49	(1.16)	(0.67)	(0.52)	—	(0.52)	12.49	(5.00)	0.69	0.68	3.68	79	61
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Total Bond Market Trust
Series I
12-31-2022	10.45	0.22	(1.64)	(1.42)	(0.25)	—	(0.25)	8.78	(13.49)	0.57	0.30	2.29	271	38
12-31-2021	10.89	0.17	(0.37)	(0.20)	(0.24)	—	(0.24)	10.45	(1.81)	0.57	0.30	1.58	336	32
12-31-2020	10.39	0.21	0.54	0.75	(0.25)	—	(0.25)	10.89	7.23	0.57	0.30	1.93	389	40
12-31-2019	9.82	0.26	0.55	0.81	(0.24)	—	(0.24)	10.39	8.24	0.57	0.30	2.49	311	36
12-31-2018	10.11	0.25	(0.27)	(0.02)	(0.27)	—	(0.27)	9.82	(0.19)	0.57	0.30	2.57	256	22
Series II
12-31-2022	10.46	0.20	(1.63)	(1.43)	(0.23)	—	(0.23)	8.80	(13.58)	0.77	0.50	2.08	49	38
12-31-2021	10.91	0.15	(0.38)	(0.23)	(0.22)	—	(0.22)	10.46	(2.10)	0.77	0.50	1.38	62	32
12-31-2020	10.40	0.19	0.55	0.74	(0.23)	—	(0.23)	10.91	7.11	0.77	0.50	1.73	81	40
12-31-2019	9.83	0.24	0.55	0.79	(0.22)	—	(0.22)	10.40	8.02	0.77	0.50	2.29	57	36
12-31-2018	10.13	0.23	(0.28)	(0.05)	(0.25)	—	(0.25)	9.83	(0.49)	0.77	0.50	2.37	57	22
Series NAV
12-31-2022	10.44	0.22	(1.62)	(1.40)	(0.26)	—	(0.26)	8.78	(13.36)	0.52	0.25	2.39	542	38
12-31-2021	10.89	0.17	(0.37)	(0.20)	(0.25)	—	(0.25)	10.44	(1.86)	0.52	0.25	1.62	350	32
12-31-2020	10.38	0.22	0.54	0.76	(0.25)	—	(0.25)	10.89	7.39	0.52	0.25	1.99	329	40
12-31-2019	9.81	0.26	0.55	0.81	(0.24)	—	(0.24)	10.38	8.30	0.52	0.25	2.54	271	36
12-31-2018	10.11	0.26	(0.29)	(0.03)	(0.27)	—	(0.27)	9.81	(0.24)	0.52	0.25	2.62	252	22
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Ultra Short Term Bond Trust
Series I
12-31-2022	11.19	0.10	(0.20)	(0.10)	(0.16)	—	(0.16)	10.93	(0.84)	0.67	0.61	0.94	10	54
12-31-2021	11.46	0.04	(0.09)	(0.05)	(0.22)	—	(0.22)	11.19	(0.46)	0.67	0.60	0.34	11	47
12-31-2020	11.51	0.14	0.03	0.17	(0.22)	—	(0.22)	11.46	1.47	0.67	0.60	1.21	15	71
12-31-2019	11.37	0.23	0.12	0.35	(0.21)	—	(0.21)	11.51	3.12	0.67	0.62	2.02	12	64
12-31-2018	11.41	0.16	—[3]	0.16	(0.20)	—	(0.20)	11.37	1.40	0.68	0.65	1.42	12	59
Series II
12-31-2022	11.19	0.09	(0.21)	(0.12)	(0.14)	—	(0.14)	10.93	(1.04)	0.87	0.81	0.77	228	54
12-31-2021	11.46	0.02	(0.10)	(0.08)	(0.19)	—	(0.19)	11.19	(0.66)	0.87	0.80	0.15	197	47
12-31-2020	11.51	0.12	0.03	0.15	(0.20)	—	(0.20)	11.46	1.28	0.87	0.80	1.02	255	71
12-31-2019	11.37	0.21	0.12	0.33	(0.19)	—	(0.19)	11.51	2.91	0.87	0.82	1.82	234	64
12-31-2018	11.41	0.14	—[3]	0.14	(0.18)	—	(0.18)	11.37	1.19	0.88	0.85	1.21	193	59
Series NAV
12-31-2022	11.20	0.11	(0.21)	(0.10)	(0.17)	—	(0.17)	10.93	(0.88)	0.62	0.56	0.97	35	54
12-31-2021	11.47	0.04	(0.09)	(0.05)	(0.22)	—	(0.22)	11.20	(0.41)	0.62	0.55	0.38	38	47
12-31-2020	11.51	0.15	0.04	0.19	(0.23)	—	(0.23)	11.47	1.61	0.62	0.55	1.27	34	71
12-31-2019	11.38	0.24	0.11	0.35	(0.22)	—	(0.22)	11.51	3.08	0.62	0.57	2.07	31	64
12-31-2018	11.41	0.17	—[3]	0.17	(0.20)	—	(0.20)	11.38	1.53	0.63	0.60	1.46	31	59
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Notes to financial statements

1.  Organization
John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, eleven of which are presented in this report (the portfolios).
The portfolios may offer multiple classes of shares: Series I, Series II, and Series NAV. The shares currently offered by each portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Variable Trust Advisers LLC (the Advisor) and Manulife Financial Corporation except in the case of the Core Bond Trust, Select Bond Trust and Strategic Income Opportunities Trust. Series II and Series NAV of Core Bond Trust, Series II of Select Bond Trust and Series II and Series NAV of Strategic Income Opportunities Trust are also offered to variable insurance products of external insurance companies. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor's Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
Securities held by Money Market Trust are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the portfolio. The portfolio seeks to maintain a constant NAV per share of $1.00, but there can be no assurance that it will be able to do so.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor's assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer
64

Significant accounting policies, continued

specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of December 31, 2022, by major security category or type:
	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Active Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$212,392,663	—	$212,392,663	—
Foreign government obligations	3,553,473	—	3,553,473	—
Corporate bonds	227,713,750	—	227,713,750	—
Capital preferred securities	1,158,687	—	1,158,687	—
Municipal bonds	3,407,242	—	3,407,242	—
Term loans	691,491	—	691,491	—
Collateralized mortgage obligations	51,233,727	—	51,233,727	—
Asset backed securities	36,371,819	—	36,371,819	—
Common stocks	266,869	$266,869	—	—
Preferred securities	363,283	363,283	—	—
Escrow certificates	265	—	265	—
Short-term investments	12,007,133	12,007,133	—	—
Total investments in securities	$549,160,402	$12,637,285	$536,523,117	—

Core Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$446,808,571	—	$446,808,571	—
Foreign government obligations	6,784,240	—	6,784,240	—
Corporate bonds	186,674,302	—	186,674,302	—
Municipal bonds	2,764,694	—	2,764,694	—
Collateralized mortgage obligations	74,700,376	—	74,700,376	—
Asset backed securities	90,945,484	—	90,945,484	—
Short-term investments	6,153,473	$6,153,473	—	—
Total investments in securities	$814,831,140	$6,153,473	$808,677,667	—

High Yield Trust
Investments in securities:
Assets
Foreign government obligations	$571,844	—	$571,844	—
Corporate bonds	138,899,743	—	138,899,743	—
Convertible bonds	1,459,201	—	1,459,201	—
Term loans	7,779,916	—	7,342,256	$437,660
Asset backed securities	11,506,387	—	11,506,387	—
Common stocks	872,963	$858,279	—	14,684
Preferred securities	1,252,768	714,194	—	538,574
Short-term investments	3,470,336	3,470,336	—	—
Total investments in securities	$165,813,158	$5,042,809	$159,779,431	$990,918
Derivatives:
Assets
Forward foreign currency contracts	$29,981	—	$29,981	—
Swap contracts	60,863	—	60,863	—
Liabilities
Futures	(9,039)	$(9,039)	—	—
Forward foreign currency contracts	(15)	—	(15)	—
Swap contracts	(70,362)	—	(70,362)	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

65

Significant accounting policies, continued

	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investment Quality Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$133,795,597	—	$133,795,597	—
Foreign government obligations	7,625,258	—	7,625,258	—
Corporate bonds	51,204,210	—	51,204,210	—
Municipal bonds	3,855,875	—	3,855,875	—
Collateralized mortgage obligations	29,168,119	—	29,168,119	—
Asset backed securities	22,935,837	—	22,935,837	—
Common stocks	9,392	—	9,392	—
Short-term investments	7,100,000	—	7,100,000	—
Total investments in securities	$255,694,288	—	$255,694,288	—
Derivatives:
Assets
Futures	$596,659	$596,659	—	—
Swap contracts	1,099,646	—	$1,099,646	—
Liabilities
Futures	(117,884)	(117,884)	—	—
Forward foreign currency contracts	(91,984)	—	(91,984)	—

Money Market Trust
Investments in securities:
Assets
U.S. Government	$107,237,305	—	$107,237,305	—
U.S. Government Agency	1,716,559,205	—	1,716,559,205	—
Repurchase agreement	509,354,000	—	509,354,000	—
Total investments in securities	$2,333,150,510	—	$2,333,150,510	—

Opportunistic Fixed Income Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$29,527,321	—	$29,527,321	—
Foreign government obligations	68,089,886	—	68,089,886	—
Corporate bonds	36,595,452	—	36,595,452	—
Convertible bonds	6,117,693	—	6,117,693	—
Municipal bonds	6,028,276	—	6,028,276	—
Term loans	6,267,222	—	6,267,222	—
Collateralized mortgage obligations	5,183,686	—	5,183,686	—
Asset backed securities	5,171,074	—	5,171,074	—
Common stocks	3,179	$3,179	—	—
Preferred securities	363,474	355,257	8,217	—
Exchange-traded funds	488,984	488,984	—	—
Short-term investments	15,399,041	15,331,299	67,742	—
Total investments in securities	$179,235,288	$16,178,719	$163,056,569	—
Derivatives:
Assets
Futures	$1,583,515	$1,583,515	—	—
Forward foreign currency contracts	461,386	—	$461,386	—
Swap contracts	1,767,136	—	1,767,136	—
Liabilities
Futures	(524,711)	(524,711)	—	—
Forward foreign currency contracts	(877,012)	—	(877,012)	—
Swap contracts	(2,487,426)	—	(2,487,426)	—

66

Significant accounting policies, continued

	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Select Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$2,572,472,780	—	$2,572,472,780	—
Foreign government obligations	8,464,213	—	8,464,213	—
Corporate bonds	1,817,900,138	—	1,817,900,138	—
Municipal bonds	54,095,963	—	54,095,963	—
Collateralized mortgage obligations	632,898,600	—	632,898,600	—
Asset backed securities	818,010,020	—	818,010,020	—
Short-term investments	195,160,389	$195,160,389	—	—
Total investments in securities	$6,099,002,103	$195,160,389	$5,903,841,714	—
Liabilities
Sale commitments outstanding	$(5,971,435)	—	$(5,971,435)	—
Derivatives:
Assets
Futures	24,502	$24,502	—	—

Short Term Government Income Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$151,440,969	—	$151,440,969	—
Municipal bonds	7,563,378	—	7,563,378	—
Collateralized mortgage obligations	1,208,166	—	1,208,166	—
Short-term investments	484,928	$484,928	—	—
Total investments in securities	$160,697,441	$484,928	$160,212,513	—

Strategic Income Opportunities Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$48,834,428	—	$48,834,428	—
Foreign government obligations	83,820,695	—	83,820,695	—
Corporate bonds	181,597,259	—	181,597,259	—
Convertible bonds	9,139,970	—	9,139,970	—
Capital preferred securities	462,262	—	462,262	—
Municipal bonds	135,104	—	135,104	—
Term loans	3,175,843	—	3,175,843	—
Collateralized mortgage obligations	20,438,887	—	20,438,887	—
Asset backed securities	5,518,259	—	5,518,259	—
Common stocks	1,542,278	$1,542,278	—	—
Preferred securities	11,387,209	10,151,667	1,235,542	—
Purchased options	60,826	—	60,826	—
Short-term investments	8,306,745	8,306,745	—	—
Total investments in securities	$374,419,765	$20,000,690	$354,419,075	—
Derivatives:
Assets
Futures	$43,256	$43,256	—	—
Forward foreign currency contracts	5,862,887	—	$5,862,887	—
Liabilities
Forward foreign currency contracts	(9,211,039)	—	(9,211,039)	—
Written options	(17,846)	—	(17,846)	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

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Significant accounting policies, continued

	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Total Bond Market Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$600,225,800	—	$600,225,800	—
Foreign government obligations	6,034,268	—	6,034,268	—
Corporate bonds	220,737,835	—	220,737,835	—
Municipal bonds	3,640,887	—	3,640,887	—
Collateralized mortgage obligations	18,011,208	—	18,011,208	—
Asset backed securities	1,310,888	—	1,310,888	—
Common stocks	7,240	$7,240	—	—
Short-term investments	4,633,816	4,633,816	—	—
Total investments in securities	$854,601,942	$4,641,056	$849,960,886	—

Ultra Short Term Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$1,754,363	—	$1,754,363	—
Corporate bonds	147,763,253	—	147,763,253	—
Municipal bonds	1,964,481	—	1,964,481	—
Collateralized mortgage obligations	1,049,721	—	1,049,721	—
Asset backed securities	46,358,750	—	46,358,750	—
Short-term investments	74,284,787	$1,046,684	73,238,103	—
Total investments in securities	$273,175,355	$1,046,684	$272,128,671	—
Repurchase agreements. The portfolios may enter into repurchase agreements. When the portfolios enter into a repurchase agreement, they receive collateral that is held in a segregated account by the portfolios' custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolios. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the portfolio for repurchase agreements is disclosed in the Portfolios of investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
When-issued/delayed-delivery securities. The portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the portfolio enters into this type of transaction, the portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date. As a result, the portfolios have paid (received) cash collateral to (from) certain counterparties to these transactions, which is recorded as Cash collateral at broker for sale commitments (Payable for collateral on sale commitments), as follows:
Portfolio	Counterparty	Collateral Paid/ (Received)
Core Bond Trust	Morgan Stanley	$60,000
Term loans (Floating rate loans). The portfolios may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The portfolios' ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The portfolios' failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would
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Significant accounting policies, continued

adversely affect the portfolios' income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolios and, if the portfolios' exposure to such investments is substantial, it could impair the portfolios' ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolios may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Mortgage and asset backed securities. The portfolios may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the portfolios having to reinvest the proceeds in lower yielding securities, effectively reducing the portfolios' income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the portfolios' cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The portfolios are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Payment-in-kind bonds. The portfolios may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. Income on these securities is computed at the contractual rate specified and is added to the principal balance of the bond. This income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the portfolios may need to sell other investments to make distributions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios may invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the portfolios will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at December 31, 2022:
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Portfolio	Market value of securities on loan	Cash collateral received
Active Bond Trust	$193,268	$197,150
High Yield Trust	3,247,270	3,347,065
Opportunistic Fixed Income Trust	288,032	293,876
Strategic Income Opportunities Trust	3,827,862	3,907,610
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds, excluding Core Bond Trust, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement.
Core Bond Trust and other affiliated funds have entered into an unsecured $50 million line of credit agreement with BNP Paribas. Subject to the needs of other affiliated funds, Core Bond Trust can borrow up to the $50 million, subject to asset coverage and other limitations as specified in the agreement.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended December 31, 2022, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended December 31, 2022 were as follows:
Portfolio	Commitment fee
Active Bond Trust	$4,925
Core Bond Trust	22,578
High Yield Trust	3,650
Investment Quality Bond Trust	3,809
Money Market Trust	10,128
Opportunistic Fixed Income Trust	3,635
Portfolio	Commitment fee
Select Bond Trust	$23,645
Short Term Government Income Trust	3,624
Strategic Income Opportunities Trust	4,331
Total Bond Market Trust	5,510
Ultra Short Term Bond Trust	3,924

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2022, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of December 31, 2022:
	No Expiration Date
Portfolio	Short Term	Long Term
Active Bond Trust	$17,403,825	$11,326,073
Core Bond Trust	53,993,059	26,538,464
High Yield Trust	2,428,998	67,633,142
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	No Expiration Date
Portfolio	Short Term	Long Term
Investment Quality Bond Trust	$10,237,071	$2,588,761
Opportunistic Fixed Income Trust	5,761,448	2,105,469
Select Bond Trust	339,942,439	158,042,737
Short Term Government Income Trust	4,669,543	22,952,115
Strategic Income Opportunities Trust	2,091,664	6,709,913
Total Bond Market Trust	10,415,204	12,690,269
Ultra Short Term Bond Trust	7,064,416	17,473,522
As of December 31, 2022, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on December 31, 2022, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Active Bond Trust	$616,566,816	$2,185,000	$(69,591,414)	$(67,406,414)
Core Bond Trust	893,827,557	2,500,472	(81,496,889)	(78,996,417)
High Yield Trust	201,108,302	1,244,225	(36,527,941)	(35,283,716)
Investment Quality Bond Trust	288,849,219	1,724,682	(33,393,176)	(31,668,494)
Money Market Trust	2,333,150,510	—	—	—
Opportunistic Fixed Income Trust	207,171,252	2,139,706	(30,152,782)	(28,013,076)
Select Bond Trust	6,804,993,545	8,412,379	(720,350,754)	(711,938,375)
Short Term Government Income Trust	174,725,619	41,491	(14,069,669)	(14,028,178)
Strategic Income Opportunities Trust	418,783,458	1,403,954	(49,090,389)	(47,686,435)
Total Bond Market Trust	947,021,844	1,778,886	(94,198,788)	(92,419,902)
Ultra Short Term Bond Trust	280,830,270	61,869	(7,716,784)	(7,654,915)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends from net investment income, if any, at least annually with the exception of Money Market Trust, which declares dividends daily and pays monthly from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the year ended December 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$20,091,989	$3,606,506	$23,698,495
Core Bond Trust	18,587,633	—	18,587,633
High Yield Trust	10,528,385	—	10,528,385
Investment Quality Bond Trust	7,004,751	4,385,342	11,390,093
Money Market Trust	29,855,983	—	29,855,983
Opportunistic Fixed Income Trust	6,422,310	—	6,422,310
Select Bond Trust	193,229,274	51,249,068	244,478,342
Short Term Government Income Trust	2,557,336	—	2,557,336
Strategic Income Opportunities Trust	13,659,136	—	13,659,136
Total Bond Market Trust	20,004,156	—	20,004,156
Ultra Short Term Bond Trust	3,678,113	—	3,678,113
The tax character of distributions for the year ended December 31, 2021 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$33,406,373	$1,313,378	$34,719,751
Core Bond Trust	60,005,545	1,548,590	61,554,135
High Yield Trust	10,254,420	—	10,254,420
Investment Quality Bond Trust	11,348,852	—	11,348,852
Money Market Trust	76,031	—	76,031
Opportunistic Fixed Income Trust	13,911,772	—	13,911,772
Select Bond Trust	260,018,516	—	260,018,516
Short Term Government Income Trust	3,201,948	—	3,201,948
Strategic Income Opportunities Trust	15,116,374	—	15,116,374
Total Bond Market Trust	17,139,950	—	17,139,950
Ultra Short Term Bond Trust	4,431,412	—	4,431,412
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Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income
Active Bond Trust	$5,811,655
Core Bond Trust	7,245,379
High Yield Trust	4,482,004
Investment Quality Bond Trust	3,098,690
Money Market Trust	2,082
Opportunistic Fixed Income Trust	4,582,138
Select Bond Trust	56,838,988
Short Term Government Income Trust	864,889
Strategic Income Opportunities Trust	12,901,219
Total Bond Market Trust	6,855,470
Ultra Short Term Bond Trust	1,792,170
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, foreign currency transactions, derivative transactions, amortization and accretion on debt securities, wash sale loss deferrals, and deemed distribution on convertible bonds.
3.  Derivative instruments
The portfolios may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the portfolios may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolios, if any, are held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolios and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolios, if any, for OTC transactions is held in a segregated account at the portfolios' custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The portfolios' risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolios and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statements of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the portfolios for centrally-cleared transactions, if any, are identified in the Portfolio of investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.
Upon entering into a futures contract, the portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the
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established level over the life of the contract. Cash that has been pledged by a portfolio, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the portfolios, if any, are identified in the Portfolios of investments. Subsequent payments, referred to as variation margin, are made or received by a portfolio periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the portfolio. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the portfolios used futures contracts during the year ended December 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
High Yield Trust	To manage duration of the portfolio.	From $8.7 million to $9.8 million
Investment Quality Bond Trust	To manage against changes in interest rates, gain exposure to certain bond markets and manage duration of the portfolio.	From $64.3 million to $99.2 million
Opportunistic Fixed Income Trust	To manage against changes in interest rates, gain exposure to certain bond markets and manage duration of the portfolio.	From $60.7 miilion to $89.4 million
Select Bond Trust	To manage against changes in interest rates and manage duration of the portfolio.	Up to $45.3 million
Strategic Income Opportunities Trust	To manage duration of the portfolio.	From $0.7 million to $56.3 million
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the portfolios thereby reducing the portfolios' total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
The following table details how the portfolios used forward foreign currency contracts during the year ended December 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
High Yield Trust	To manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies.	From $0.5 million to $1.9 million
Investment Quality Bond Trust	To manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies.	From $5.7 million to $9.7 million
Opportunistic Fixed Income Trust	To manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies.	From $140.9 miilion to $185,1 million
Strategic Income Opportunities Trust	To manage against changes in foreign currency exchange rates and to enhance potential gain/income.	From $162.0 million to $448.7 million
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the portfolios' exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the portfolios' exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Portfolio of investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, a portfolio realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statements of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, a portfolio realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
The following table details how the portfolios used purchased options contracts during the year ended December 31, 2022. In addition, the table summarizes the range of market value amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	Market value range
Investment Quality Bond Trust	To manage against changes in interest rates. At Decemebr 31, 2022, there were no open purchased options contracts.	Up to $23,000
Strategic Income Opportunities Trust	To manage against changes in foreign currency exchange rates.	From $1,000 to $61,000
The following table details how the portfolios used written options contracts during the year ended December 31, 2022. In addition, the table summarizes the range of market value amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	Market value range
Investment Quality Bond Trust	To manage against changes in interest rates. At December 31, 2022, there were no open written option contracts.	Up to $87,000
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Portfolio	Reason	Market value range
Strategic Income Opportunities Trust	To manage against changes in foreign currency exchange rates.	Up to $72,000
An interest rate swaption is an option to enter into an interest rate swap. A credit default swaption is an option to enter into a credit default swap. Inflation floors (OTC) are instruments where in return for a premium, one party agrees to make payments to the other to the extent that the interest rate exceeds a specified rate (based on the Consumer Price Index or other designated measure), or “floor.” Inflation caps (OTC) are instruments where in return for a premium, one party agrees to make payments to the other to the extent that the interest rate exceeds a specified rate (based on the Consumer Price Index or other designated measure), or “cap.” An interest rate floor is an over-the-counter investment instrument designed to protect lenders of adjustable or floating-rate securities from losses due to falling interest rates. An interest rate floor seller pays a buyer when the indexed interest rate falls below the floors’ strike rate, thus hedging against losses on falling rates. Fundamentally, interest rate floors are put options placed on a floating-rate index.
Swaps. Swap agreements are agreements between the portfolio and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the portfolios, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the portfolios is recorded as realized gain or loss, as well as the net periodic payments received or paid by the portfolios.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The portfolios may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the portfolio and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The portfolios settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
The following table details how the portfolios used interest rate swaps contracts during the year ended December 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Investment Quality Bond Trust	To manage against changes in interest rates and to manage duration of the portfolio.	From $3.5 million to $7.8 million
Opportunistic Fixed Income Trust	To manage against changes in interest rates and to manage duration of the portfolio.	From $32.7 miilion to $56.0 million
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The portfolios may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the portfolios may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
The following table details how the portfolios used credit default swap contracts as the buyer during the year ended December 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
High Yield Trust	To manage against potential credit events.	Up to $3.0 million
Investment Quality Bond Trust	To manage against potential credit events.	From $1.3 million to $3.8 million
Opportunistic Fixed Income Trust	To manage against potential credit events.	From $20.4 miilion to $91.0 million
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the portfolio as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
The following table details how the portfolios used credit default swap contracts as the seller during the year ended December 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
High Yield Trust	To gain credit exposure to an issuer or index.	From $1.1 million to $1.6 million
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Portfolio	Reason	USD Notional range
Investment Quality Bond Trust	To gain credit exposure to an issuer or index. At December 31, 2022, there were no open credit default swap contracts as the seller.	Up to $2.7 miilion
Opportunistic Fixed Income Trust	To gain credit exposure to an issuer or index.	From $110,000 to $15.0 million
Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.
The following table details how the portfolios used inflation swaps during the year ended December 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Opportunistic Fixed Income Trust	To manage exposure to inflation risk.	From $3.8 miilion to $18.9 million
Total Return Swaps. The portfolios may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A portfolio may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
The following table details how the portfolios used total return swaps during the year ended December 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Opportunistic Fixed Income Trust	To gain exposure to a security or market without investing directly in such security or market and to exchange the risk/return of one market with another.	From $7.4 miilion to $23.2 million
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2022 by risk category:
Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
High Yield Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	—	$(9,039)
	Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$29,981	(15)
	Credit	Swap contracts, at value[2]	Credit default swaps	60,863	(70,362)
				$90,844	$(79,416)
Investment Quality Bond Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$596,659	$(117,884)
	Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	—	(91,984)
	Credit	Swap contracts, at value[2]	Credit default swaps	111,456	—
	Interest rate	Swap contracts, at value[2]	Interest rate swaps	988,190	—
				$1,696,305	$(209,868)
Opportunistic Fixed Income Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$1,583,515	$(524,711)
	Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	461,386	(877,012)
	Credit	Swap contracts, at value[2]	Credit default swaps	786,114	(185,570)
	Interest rate	Swap contracts, at value	Total return swaps	163,229	(85,766)
	Interest rate	Swap contracts, at value[2]	Interest rate swaps	117,860	(2,197,468)
	Inflation	Swap contracts, at value	Inflation swaps	699,933	(18,622)
				$3,812,037	$(3,889,149)
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Derivative instruments, continued

Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Select Bond Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$24,502	—
Strategic Income Opportunities Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$43,256	—
	Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	5,862,887	$(9,211,039)
	Currency	Unaffiliated investments, at value[3]	Purchased options	60,826	—
	Currency	Written options, at value	Written options	—	(17,846)
				$5,966,969	$(9,228,885)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Portfolios of investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statements of assets and liabilities.
[3]	Purchased options are included in the Portfolios of investments.
For financial reporting purposes, the portfolios do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolio and the applicable counterparty. The tables below reflect the portfolios' exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Opportunistic Fixed Income Trust
Forward foreign currency contracts	$461,386	$(877,012)
Swap contracts	1,206,916	(270,836)
Totals	$1,668,302	$(1,147,848)
Strategic Income Opportunities Trust
Forward foreign currency contracts	5,862,887	(9,211,039)
Purchased options	60,826	—
Written options	—	(17,846)
Totals	$5,923,713	$(9,228,885)
Opportunistic Fixed Income Trust
Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Portfolio[1]	Net Exposure
Bank of America, N.A.	$362,622	$(5,540)	$357,082	$340,000	—	$17,082
Barclays Bank PLC	139,542	(222,711)	(83,169)	—	—	(83,169)
Citibank, N.A.	82,068	(303,940)	(221,872)	—	—	(221,872)
Goldman Sachs International	136,966	(83,349)	53,617	—	—	53,617
JPMorgan Chase Bank, N.A.	545,578	(27,754)	517,824	517,824	—	—
Morgan Stanley & Co. International PLC	227,702	(464,003)	(236,301)	—	$236,301	—
State Street Bank and Trust Company	173,824	(40,551)	133,273	—	—	133,273
Totals	$1,668,302	$(1,147,848)	$520,454	$857,824	$236,301	$(101,069)

[1] Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.

Strategic Income Opportunities Trust
Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Portfolio[1]	Net Exposure
Australia and New Zealand Banking Group Limited	$180,541	$(48,015)	$132,526	$132,526	—	—
Bank of America, N.A.	—	(270,960)	(270,960)	—	—	$(270,960)
Barclays Bank PLC	264,319	(216,351)	47,968	—	—	47,968
Canadian Imperial Bank of Commerce	99,289	(510,028)	(410,739)	—	—	(410,739)
Citibank, N.A.	828,112	(890,149)	(62,037)	—	—	(62,037)
Goldman Sachs Group, Inc.	501,550	(180,684)	320,866	280,000	—	40,866
HSBC Bank USA, N.A.	419,316	(1,443,805)	(1,024,489)	—	$1,000,000	(24,489)
JPMorgan Chase Bank, N.A.	866,912	(1,244,285)	(377,373)	—	260,000	(117,373)
Morgan Stanley Capital Services LLC	1,477,018	(865,673)	611,345	440,000	—	171,345
76

Derivative instruments, continued

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Portfolio[1]	Net Exposure
Royal Bank of Canada	$217,245	(755,637)	$(538,392)	—	$370,000	(168,392)
Standard Chartered Bank	232,856	(474,219)	(241,363)	—	241,363	—
State Street Bank and Trust Company	550,686	(574,894)	(24,208)	—	—	(24,208)
UBS AG	285,869	(1,754,185)	(1,468,316)	—	1,390,000	(78,316)
Totals	$5,923,713	$(9,228,885)	$(3,305,172)	$852,526	$3,261,363	$(896,335)

[1] Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2022:
		Statements of operations location - Net realized gain (loss) on:
Portfolio	Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
High Yield Trust	Interest rate	—	$(1,012,857)	—	—	$45,056	$(967,801)
	Currency	—	—	$(47,710)	—	—	(47,710)
	Total	—	$(1,012,857)	$(47,710)	—	$45,056	$(1,015,511)
Investment Quality Bond Trust	Interest rate	$(280,095)	$9,401,357	—	$(148,879)	$423,693	$9,396,076
	Currency	—	—	$329,150	—	—	329,150
	Credit	—	—	—	—	(146,851)	(146,851)
	Total	$(280,095)	$9,401,357	$329,150	$(148,879)	$276,842	$9,578,375
Opportunistic Fixed Income Trust	Interest rate	—	$4,640,725	—	—	$1,410,647	$6,051,372
	Currency	—	—	$1,298,484	—	—	1,298,484
	Credit	—	—	—	—	(105,500)	(105,500)
	Inflation	—	—	—	—	197,500	197,500
	Total	—	$4,640,725	$1,298,484	—	$1,502,647	$7,441,856
Select Bond Trust	Interest rate	—	$(3,229,855)	—	—	—	$(3,229,855)
Strategic Income Opportunities Trust	Interest rate	—	$6,410,202	—	—	—	$6,410,202
	Currency	$(189,064)	—	$6,903,478	—	—	6,714,414
	Total	$(189,064)	$6,410,202	$6,903,478	—	—	$13,124,616

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2022:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
High Yield Trust	Interest rate	—	$(22,451)	—	—	—	$(22,451)
	Currency	—	—	$32,034	—	—	32,034
	Credit	—	—	—	—	$(182,649)	(182,649)
	Total	—	$(22,451)	$32,034	—	$(182,649)	$(173,066)
Investment Quality Bond Trust	Interest rate	$275,112	$740,282	—	$(91,780)	$1,060,461	$1,984,075
	Currency	—	—	$(16,822)	—	—	(16,822)
	Credit	—	—	—	—	254,309	254,309
	Total	$275,112	$740,282	$(16,822)	$(91,780)	$1,314,770	$2,221,562
Opportunistic Fixed Income Trust	Interest rate	—	$512,153	—	—	$(1,644,986)	$(1,132,833)
	Currency	—	—	$(170,676)	—	—	(170,676)
	Credit	—	—	—	—	371,536	371,536
	Inflation	—	—	—	—	(717,330)	(717,330)
	Total	—	$512,153	$(170,676)	—	$(1,990,780)	$(1,649,303)
77

Derivative instruments, continued

		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Select Bond Trust	Interest rate	—	$24,502	—	—	—	$24,502
Strategic Income Opportunities Trust	Interest rate	—	$478,657	—	—	—	$478,657
	Currency	$61,048	—	$(4,185,025)	$37,493	—	(4,086,484)
	Total	$61,048	$478,657	$(4,185,025)	$37,493	—	$(3,607,827)

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statements of operations.
4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Variable Trust Advisers LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are wholly owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. Under an investment management agreement, the portfolios pay a daily management fee to the Advisor based on the net assets of the respective portfolio or aggregate net assets, which include the net assets of the respective portfolio and the net assets of a similar portfolio of John Hancock Funds II (JHF II) unless otherwise noted. JHF II portfolios are advised by John Hancock Investment Management LLC, an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Investment Management Distributors LLC. The annual rate for each portfolio is as follows:
•  Active Bond Trust — a) 0.60% of the first $2.5 billion of average net assets; b) 0.575% of average net assets between $2.5 billion and $5.0 billion; and c) 0.55% of the excess over $5.0 billion of average net assets.
•  Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of the next $200 million of aggregate net assets; c) 0.570% of the next $600 million of aggregate net assets; d) 0.56% of the next $1 billion of aggregate net assets; and e) 0.55% of the excess over $2 billion of aggregate net assets.
•  High Yield Trust— a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.
•  Investment Quality Bond Trust— a) 0.60% of the first $500 million of average net assets and b) 0.55% of the excess over $500 million of average net assets.
•  Money Market Trust — a) 0.50% of the first $500 million of aggregate net assets; b) 0.425% of the next $250 million aggregate net assets; c) 0.375% of the next $250 million aggregate net assets; d) 0.35% of the next $500 million aggregate net assets; e) 0.325% of the next $500 million aggregate net assets; f) 0.30% of the next $500 million aggregate net assets; and g) 0.275% of the excess over $2.5 billion of aggregate net assets. Aggregate net assets include net assets of the portfolio and Money Market Fund, a series of John Hancock Current Interest.
•  Opportunistic Fixed Income Trust — a) 0.65% of the first $1 billion of aggregate net assets and b) 0.625% of the excess over $1 billion of aggregate net assets.
•  Select Bond Trust — a) 0.65% of the first $500 million of average net assets; b) 0.60% of the next $1 billion of average net assets; c) 0.575% of the next $1 billion of average net assets; d) 0.55% of the next $7.5 billion of average net assets; and e) 0.525% of the excess over $10 billion of average net assets.
•  Short Term Government Income Trust— a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.
•  Strategic Income Opportunities Trust— a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of the next $3 billion of aggregate net assets; c) 0.60% of the next $4 billion of aggregate net assets; d) 0.59% of the next $4.5 billion of aggregate net assets; and e) 0.575% of the excess over $12 billion of aggregate net assets. Aggregate net assets include the net assets of the portfolio, Strategic Income Opportunities Fund, a series of JHF II, and Strategic Income Opportunities Fund, a subfund of Manulife Investment Management I PLC.
•  Total Bond Market Trust — a) 0.47% of the first $1.5 billion of average net assets and b) 0.46% of the excess over $1.5 billion of average net assets.
•  Ultra Short Term Bond Trust— a) 0.55% of the first $250 million of average net assets and b) 0.53% of the excess over $250 million of average net assets.
The organizations described below act as the subadvisors to the Trust and certain of its portfolios pursuant to Subadvisory Agreements with the Advisor. Portfolio management is allocated among the following subadvisors.
78

Fees and transactions with affiliates, continued

Portfolio	Subadvisor(s)
Active Bond Trust Money Market Trust Select Bond Trust Short Term Government Income Trust Strategic Income Opportunities Trust Total Bond Market Trust Ultra Short Term Bond Trust	Manulife Investment Management (US) LLC [1]
Investment Quality Bond Trust Opportunistic Fixed Income Trust	Wellington Management Company LLP
Core Bond Trust	Allspring Global Investments, LLC
High Yield Trust	Western Asset Management Company LLC, (Sub-Subadvisor is Western Asset Management Company Limited)
1 An affiliate of the Advisor.
The portfolios are not responsible for payment of the subadvisory fees.
Expense reimbursements. The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the portfolios (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. During the year ended December 31, 2022, this waiver amounted to 0.01% of the portfolios’ average net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive its management fee on Money Market Trust and Total Bond Market Trust or, if necessary, make payment to the portfolios in an amount so that the annual operating expenses do not exceed 0.28% and 0.25%, respectively, of the portfolios' average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, short dividends, acquired fund fees, class-specific expenses, borrowing costs, prime brokerage fees, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio’s business. This agreement expires on April 30, 2023, unless renewed by mutual agreement of the Advisor and the portfolio based upon a determination that this is appropriate under the circumstances at that time.
The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the portfolios exceed 0.15% of average net assets for each of the portfolios with the exception of Total Bond Market Trust. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, management fees, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reduction will continue in effect until terminated by the Advisor.
The Advisor has voluntarily agreed to waive its management fees by 0.02% of the average daily net assets of Opportunistic Fixed Income Trust and Select Bond Trust. These voluntary advisory fee waivers may be terminated at any time by the Advisor upon notice to the Trust.
The Advisor has voluntarily agreed to waive its management fees by 0.06% of the average daily net assets of Ultra Short Term Bond Trust. This voluntary advisory fee waiver may be terminated at any time by the Advisor upon notice to the Trust.
The Advisor has voluntarily agreed to waive and/or reimburse all class-specific expenses for Series I and Series II shares of the Select Bond Trust to the extent they exceed 0.04% and 0.24%, respectively, of average net assets on an annualized basis attributable to the class (the class expense waiver). This voluntary class specific waiver may be terminated at any time by the Advisor upon notice to the Trust.
For the year ended December 31, 2022, the expense reductions described above amounted to the following:
	Expense reimbursement by class
Portfolio	Series I	Series II	Series NAV	Total
Active Bond Trust	$2,368	$9,748	$37,136	$49,252
Core Bond Trust	5,499	5,390	55,903	66,792
High Yield Trust	4,235	2,974	6,955	14,164
Investment Quality Bond Trust	8,718	4,608	4,587	17,913
Money Market Trust	1,834,001	78,823	511,876	2,424,700
Opportunistic Fixed Income Trust	16,596	34,144	74,949	125,689
Select Bond Trust	57,214	162,387	1,726,836	1,946,437
Short Term Government Income Trust	2,172	1,566	10,058	13,796
Strategic Income Opportunities Trust	21,598	4,247	7,200	33,045
Total Bond Market Trust	778,080	142,876	1,176,501	2,097,457
Ultra Short Term Bond Trust	7,279	149,328	24,516	181,123
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2022, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Active Bond Trust	0.59%
Core Bond Trust	0.57%
High Yield Trust	0.69%
Portfolio	Net Annual Effective Rate
Investment Quality Bond Trust	0.59%
Money Market Trust	0.24%
Opportunistic Fixed Income Trust	0.58%

79

Fees and transactions with affiliates, continued

Portfolio	Net Annual Effective Rate
Select Bond Trust	0.54%
Short Term Government Income Trust	0.56%
Strategic Income Opportunities Trust	0.64%

Portfolio	Net Annual Effective Rate
Total Bond Market Trust	0.20%
Ultra Short Term Bond Trust	0.48%
Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended December 31, 2022, amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:
Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%
Currently, only 0.05% for Series I shares and 0.25% for Series ll shares are charged for Rule 12b-1 fees.
Distribution and service fees for the year ended December 31, 2022 were:
	Distribution and service fees by class
Portfolio	Series l	Series ll	Total
Active Bond Trust	$14,375	$295,590	$309,965
Core Bond Trust	35,177	172,604	207,781
High Yield Trust	27,056	94,769	121,825
Investment Quality Bond Trust	55,667	146,993	202,660
Money Market Trust	847,401	182,194	1,029,595
Opportunistic Fixed Income Trust	11,484	118,524	130,008
Select Bond Trust	74,195	1,052,529	1,126,724
Short Term Government Income Trust	13,445	48,313	61,758
Strategic Income Opportunities Trust	130,661	128,616	259,277
Total Bond Market Trust	145,430	133,590	279,020
Ultra Short Term Bond Trust	5,342	547,959	553,301
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, open loans, if any, are presented under the caption Receivable/Payable for interfund lending in the Statements of assets and liabilities. Interest expense is included in Other expenses on the Statements of operations. The portfolios' activity in this program during the period for which loans were outstanding was as follows:
Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Active Bond Trust	Lender	$2,900,000	1	0.945%	$76
Investment Quality Bond Trust	Lender	2,437,500	8	2.026%	1,097
Opportunistic Fixed Income Trust	Lender	5,600,000	5	2.711%	2,108
Select Bond Trust	Lender	143,400,000	1	0.665%	2,649
Short Term Government Income Trust	Lender	2,900,000	1	0.540%	44
Strategic Income Opportunities Trust	Lender	15,000,000	1	0.540%	225
Ultra Short Term Bond Trust	Lender	7,100,000	4	0.540%	426
6.  Portfolio share transactions
Transactions in portfolios' shares for the years ended December 31, 2022 and 2021 were as follows:
Active Bond Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	133,854	$1,152,374	240,242	$2,442,222
Distributions reinvested	146,307	1,138,268	166,932	1,630,925
Repurchased	(564,245)	(4,897,955)	(407,129)	(4,139,088)
Net increase (decrease)	(284,084)	$(2,607,313)	45	$(65,941)
80

Portfolio share transactions, continued

Active Bond Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series II shares
Sold	536,464	$4,676,629	1,467,918	$14,818,207
Distributions reinvested	537,223	4,195,709	679,356	6,657,686
Repurchased	(3,037,262)	(26,661,575)	(2,443,263)	(24,833,201)
Net decrease	(1,963,575)	$(17,789,237)	(295,989)	$(3,357,308)
Series NAV shares
Sold	2,514,591	$21,750,050	1,622,314	$16,501,493
Distributions reinvested	2,357,448	18,364,518	2,702,571	26,431,140
Repurchased	(8,874,471)	(80,724,925)	(2,388,952)	(24,301,538)
Net increase (decrease)	(4,002,432)	$(40,610,357)	1,935,933	$18,631,095
Total net increase (decrease)	(6,250,091)	$(61,006,907)	1,639,989	$15,207,846
Core Bond Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	136,584	$1,574,417	357,871	$4,961,318
Distributions reinvested	139,074	1,485,314	399,850	5,234,036
Repurchased	(938,879)	(11,212,946)	(854,306)	(11,789,724)
Net decrease	(663,221)	$(8,153,215)	(96,585)	$(1,594,370)
Series II shares
Sold	321,960	$3,795,567	575,378	$7,891,689
Distributions reinvested	126,045	1,344,902	360,304	4,712,777
Repurchased	(743,566)	(8,789,770)	(847,917)	(11,682,313)
Net increase (decrease)	(295,561)	$(3,649,301)	87,765	$922,153
Series NAV shares
Sold	3,398,633	$39,736,813	3,754,439	$51,540,022
Distributions reinvested	1,483,749	15,757,417	3,963,696	51,607,322
Repurchased	(9,111,283)	(107,759,471)	(4,769,329)	(65,836,194)
Net increase (decrease)	(4,228,901)	$(52,265,241)	2,948,806	$37,311,150
Total net increase (decrease)	(5,187,683)	$(64,067,757)	2,939,986	$36,638,933
High Yield Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	875,178	$3,968,042	1,027,735	$5,564,561
Distributions reinvested	736,799	3,087,188	608,270	3,205,581
Repurchased	(2,187,396)	(10,289,275)	(1,893,678)	(10,194,943)
Net decrease	(575,419)	$(3,234,045)	(257,673)	$(1,424,801)
Series II shares
Sold	463,383	$2,282,643	1,493,962	$8,320,644
Distributions reinvested	458,380	1,980,201	421,675	2,281,261
Repurchased	(2,373,088)	(11,804,345)	(1,758,428)	(9,772,452)
Net increase (decrease)	(1,451,325)	$(7,541,501)	157,209	$829,453
Series NAV shares
Sold	4,478,228	$21,195,571	4,789,193	$25,313,469
Distributions reinvested	1,328,710	5,460,996	922,162	4,767,578
Repurchased	(4,171,490)	(19,560,398)	(3,514,467)	(18,560,551)
Net increase	1,635,448	$7,096,169	2,196,888	$11,520,496
Total net increase (decrease)	(391,296)	$(3,679,377)	2,096,424	$10,925,148
Investment Quality Bond Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	346,641	$3,258,912	973,696	$11,454,173
Distributions reinvested	620,686	5,505,486	498,625	5,724,212
Repurchased	(1,784,779)	(18,140,587)	(1,497,180)	(17,840,882)
Net decrease	(817,452)	$(9,376,189)	(24,859)	$(662,497)
Series II shares
Sold	141,592	$1,391,882	732,100	$8,680,413
Distributions reinvested	306,083	2,718,019	256,642	2,948,815
Repurchased	(1,169,763)	(11,788,011)	(1,352,137)	(16,125,260)
Net decrease	(722,088)	$(7,678,110)	(363,395)	$(4,496,032)
81

Portfolio share transactions, continued

Investment Quality Bond Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	732,673	$7,500,838	2,176,981	$25,830,748
Distributions reinvested	358,617	3,166,588	234,105	2,675,825
Repurchased	(709,502)	(7,227,378)	(313,451)	(3,713,034)
Net increase	381,788	$3,440,048	2,097,635	$24,793,539
Total net increase (decrease)	(1,157,752)	$(13,614,251)	1,709,381	$19,635,010
Money Market Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	492,393,825	$492,393,825	222,102,581	$222,102,581
Distributions reinvested	22,663,968	22,663,968	58,160	58,160
Repurchased	(258,875,602)	(258,875,602)	(535,223,505)	(535,223,505)
Net increase (decrease)	256,182,191	$256,182,191	(313,062,764)	$(313,062,764)
Series II shares
Sold	3,030,688	$3,030,688	2,153,308	$2,153,308
Distributions reinvested	734,328	734,328	3,156	3,156
Repurchased	(16,003,064)	(16,003,064)	(22,757,292)	(22,757,292)
Net decrease	(12,238,048)	$(12,238,048)	(20,600,828)	$(20,600,828)
Series NAV shares
Sold	270,663,741	$270,663,741	264,429,473	$264,429,473
Distributions reinvested	6,457,687	6,457,687	14,715	14,715
Repurchased	(185,745,533)	(185,745,533)	(338,944,647)	(338,944,647)
Net increase (decrease)	91,375,895	$91,375,895	(74,500,459)	$(74,500,459)
Total net increase (decrease)	335,320,038	$335,320,038	(408,164,051)	$(408,164,051)
Opportunistic Fixed Income Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	26,457	$298,731	186,649	$2,481,215
Distributions reinvested	86,102	847,246	161,533	2,001,393
Repurchased	(476,657)	(5,424,203)	(348,001)	(4,586,175)
Net increase (decrease)	(364,098)	$(4,278,226)	181	$(103,567)
Series II shares
Sold	158,605	$1,694,132	500,197	$6,363,817
Distributions reinvested	172,883	1,671,776	300,807	3,666,833
Repurchased	(777,535)	(8,250,389)	(597,607)	(7,778,954)
Net increase (decrease)	(446,047)	$(4,884,481)	203,397	$2,251,696
Series NAV shares
Sold	676,889	$7,517,163	2,193,949	$28,812,924
Distributions reinvested	398,702	3,903,288	668,034	8,243,546
Repurchased	(2,203,613)	(24,297,301)	(472,559)	(6,283,005)
Net increase (decrease)	(1,128,022)	$(12,876,850)	2,389,424	$30,773,465
Total net increase (decrease)	(1,938,167)	$(22,039,557)	2,593,002	$32,921,594
Select Bond Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	602,249	$7,133,784	1,340,819	$18,969,076
Distributions reinvested	481,894	5,329,746	409,383	5,702,710
Repurchased	(1,950,570)	(24,298,056)	(1,337,736)	(19,188,657)
Net increase (decrease)	(866,427)	$(11,834,526)	412,466	$5,483,129
Series II shares
Sold	16,794,552	$213,615,751	4,414,625	$62,957,071
Distributions reinvested	1,423,822	15,790,182	913,333	12,750,132
Repurchased	(11,965,859)	(150,508,347)	(5,519,393)	(79,170,688)
Net increase (decrease)	6,252,515	$78,897,586	(191,435)	$(3,463,485)
82

Portfolio share transactions, continued

Select Bond Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	10,164,185	$130,226,363	37,801,333	$541,711,928
Distributions reinvested	20,213,431	223,358,414	17,353,856	241,565,674
Repurchased	(74,625,087)	(941,445,771)	(32,962,111)	(472,950,905)
Net increase (decrease)	(44,247,471)	$(587,860,994)	22,193,078	$310,326,697
Total net increase (decrease)	(38,861,383)	$(520,797,934)	22,414,109	$312,346,341
Short Term Government Income Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	307,058	$3,481,987	380,269	$4,646,388
Distributions reinvested	36,283	392,944	44,888	535,512
Repurchased	(522,568)	(5,923,263)	(642,443)	(7,838,952)
Net decrease	(179,227)	$(2,048,332)	(217,286)	$(2,657,052)
Series II shares
Sold	835,188	$9,727,921	873,090	$10,639,505
Distributions reinvested	21,460	232,622	28,026	334,629
Repurchased	(1,125,538)	(12,968,649)	(1,424,514)	(17,402,188)
Net decrease	(268,890)	$(3,008,106)	(523,398)	$(6,428,054)
Series NAV shares
Sold	1,525,890	$17,408,604	2,509,574	$30,593,321
Distributions reinvested	178,372	1,931,770	195,457	2,331,807
Repurchased	(1,719,351)	(19,366,981)	(2,495,719)	(30,504,609)
Net increase (decrease)	(15,089)	$(26,607)	209,312	$2,420,519
Total net decrease	(463,206)	$(5,083,045)	(531,372)	$(6,664,587)
Strategic Income Opportunities Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	682,130	$8,837,432	1,373,158	$19,891,961
Distributions reinvested	747,409	8,811,956	737,958	10,390,453
Repurchased	(3,281,040)	(42,288,808)	(3,760,367)	(54,420,038)
Net decrease	(1,851,501)	$(24,639,420)	(1,649,251)	$(24,137,624)
Series II shares
Sold	918,436	$12,112,586	1,048,218	$15,186,577
Distributions reinvested	149,032	1,763,045	107,227	1,515,124
Repurchased	(382,087)	(4,929,072)	(153,004)	(2,214,801)
Net increase	685,381	$8,946,559	1,002,441	$14,486,900
Series NAV shares
Sold	369,182	$4,765,406	747,606	$10,756,279
Distributions reinvested	262,480	3,084,135	228,689	3,210,797
Repurchased	(564,258)	(7,234,186)	(170,450)	(2,462,138)
Net increase	67,404	$615,355	805,845	$11,504,938
Total net increase (decrease)	(1,098,716)	$(15,077,506)	159,035	$1,854,214
Total Bond Market Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,601,177	$33,411,543	2,425,229	$25,920,807
Distributions reinvested	890,896	7,572,612	744,411	7,764,202
Repurchased	(5,828,168)	(54,944,790)	(6,732,124)	(71,631,779)
Net decrease	(1,336,095)	$(13,960,635)	(3,562,484)	$(37,946,770)
Series II shares
Sold	878,087	$8,328,388	1,197,765	$12,796,561
Distributions reinvested	147,955	1,260,574	126,996	1,327,106
Repurchased	(1,348,265)	(12,701,843)	(2,805,027)	(29,864,689)
Net decrease	(322,223)	$(3,112,881)	(1,480,266)	$(15,741,022)
83

Portfolio share transactions, continued

Total Bond Market Trust, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	39,125,194	$372,377,196	5,460,089	$58,188,101
Distributions reinvested	1,314,232	11,170,970	772,422	8,048,642
Repurchased	(12,257,355)	(119,265,861)	(2,893,132)	(30,778,295)
Net increase	28,182,071	$264,282,305	3,339,379	$35,458,448
Total net increase (decrease)	26,523,753	$247,208,789	(1,703,371)	$(18,229,344)
Ultra Short Term Bond Trust	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	479,155	$5,303,734	472,264	$5,400,966
Distributions reinvested	14,432	156,297	18,353	205,924
Repurchased	(499,646)	(5,527,670)	(800,359)	(9,159,125)
Net decrease	(6,059)	$(67,639)	(309,742)	$(3,552,235)
Series II shares
Sold	8,498,389	$93,910,676	9,017,581	$103,112,362
Distributions reinvested	276,792	2,997,662	312,154	3,502,373
Repurchased	(5,492,108)	(60,594,580)	(14,011,294)	(160,084,832)
Net increase (decrease)	3,283,073	$36,313,758	(4,681,559)	$(53,470,097)
Series NAV shares
Sold	860,311	$9,506,532	668,523	$7,625,706
Distributions reinvested	48,398	524,154	64,449	723,115
Repurchased	(1,049,751)	(11,608,658)	(368,985)	(4,207,370)
Net increase (decrease)	(141,042)	$(1,577,972)	363,987	$4,141,451
Total net increase (decrease)	3,135,972	$34,668,147	(4,627,314)	$(52,880,881)
Affiliates of the Trust owned 100% of shares of the portfolios, with the exception of Core Bond Trust, Select Bond Trust and Strategic Income Opportunities Trust. For Core Bond Trust, affiliates owned 75.56% and 99.88% of Series II and Series NAV shares, respectively. For Select Bond Trust, affiliates owned 99.93% of Series II shares. For Strategic Income Opportunities Trust, affiliates owned 53.86% and 99.28% of Series II and Series NAV shares, respectively, on December 31, 2022. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended December 31, 2022:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Active Bond Trust	$224,357,980	$348,123,418	$214,182,811	$320,112,800
Core Bond Trust	1,654,287,469	816,677,232	1,711,431,022	770,150,503
High Yield Trust	—	56,592,414	—	59,123,648
Investment Quality Bond Trust	46,651,020	69,585,896	54,733,422	82,715,442
Opportunistic Fixed Income Trust	9,571,184	199,921,019	1,588,057	232,043,204
Select Bond Trust	4,577,478,034	3,308,699,456	4,410,338,653	3,663,820,276
Short Term Government Income Trust	53,460,605	34,483,875	56,058,809	35,634,921
Strategic Income Opportunities Trust	37,759,002	145,984,622	17,298,522	166,898,650
Total Bond Market Trust	295,111,172	366,960,650	150,610,770	144,356,289
Ultra Short Term Bond Trust	—	136,140,206	—	106,753,512
8.  Investment in affiliated underlying funds
Certain portfolios may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Active Bond Trust
John Hancock Collateral Trust*	1,201,218	$3,651,934	$111,232,410	$(102,876,166)	$(2,368)	$1,323	$251,527	—	$12,007,133
Core Bond Trust
84

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$2,532,319	$32,373,956	$(34,904,115)	$(2,526)	$366	$6,979	—	—
High Yield Trust
John Hancock Collateral Trust*	334,853	$5,725,696	$53,960,284	$(56,331,051)	$(8,445)	$640	$80,956	—	$3,347,124
Investment Quality Bond Trust
John Hancock Collateral Trust*	—	$64,565	$5,928,224	$(5,992,304)	$(496)	$11	$1,788	—	—
Opportunistic Fixed Income Trust
John Hancock Collateral Trust*	29,162	—	$13,817,173	$(13,523,297)	$(2,509)	$131	$3,475	—	$291,498
Select Bond Trust
John Hancock Collateral Trust*	19,524,239	$5,365,362	$1,697,299,551	$(1,507,545,147)	$12,854	$27,769	$3,534,585	—	$195,160,389
Short Term Government Income Trust
John Hancock Collateral Trust	48,513	—	$29,810,115	$(29,325,715)	$480	$48	$29,986	—	$484,928
Strategic Income Opportunities Trust
John Hancock Collateral Trust*	831,024	$6,903,711	$84,876,388	$(83,471,977)	$(2,752)	$1,375	$171,764	—	$8,306,745
Total Bond Market Trust
John Hancock Collateral Trust*	463,576	$3,599,385	$223,956,563	$(222,931,416)	$8,638	$646	$237,450	—	$4,633,816
Ultra Short Term Bond Trust
John Hancock Collateral Trust*	104,712	—	$170,045,390	$(169,000,669)	$1,985	$(22)	$60,239	—	$1,046,684
*	Refer to the Securities lending note within Note 2 for details regarding this investment.
9.  Investment by affiliated funds
Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolios' net assets. At December 31, 2022, the following fund(s) had an affiliate ownership of 5% or more of the portfolios' net assets:
Portfolio	Affiliated Concentration
Core Bond Trust	55.2%
Select Bond Trust	90.1%
10.  Restricted securities
The portfolios may hold restricted securities which are restricted as to resale and the portfolios have limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at December 31, 2022:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
High Yield Trust
KCAD Holdings I, Ltd.	3-21-11	$1,353,651	165,553,563	—	—	165,553,563	0.0%[1]	$166
MWO Holdings LLC	8-30-16	438,156	445	—	—	445	0.0%[1]	2,768
New Cotai, Inc., Class B	4-12-13	0	3	—	—	3	0.0%	0
								$2,934
[1]	Less than 0.05%.
11.  LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
85

LIBOR discontinuation risk, continued

The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
12.  New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
86

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Active Bond Trust, Core Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Opportunistic Fixed Income Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Active Bond Trust, Core Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Opportunistic Fixed Income Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust (eleven of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
87

John Hancock Variable Insurance Trust
Special shareholder meeting

(Unaudited)
The portfolios held a Special Joint  Meeting of Shareholders on Friday, September 9, 2022. The following proposals were considered by the shareholders:
Proposal 1:To elect eight Trustees as members of the Board of Trustees of the Trust.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	6,312,220,638.454	31,482,911.803
Noni L. Ellison	6,307,344,100.566	36,359,449.691
Dean C. Garfield	6,306,606,071.373	37,097,478.884
Patricia Lizarraga	6,311,739,137.777	31,964,412.480
Frances G. Rathke	6,311,903,223.239	31,800,327.018
Non-Independent Trustees
Andrew G. Arnott	6,312,916,296.440	30,787,253.817
Marianne Harrison	6,309,699,822.026	34,003,728.231
Paul Lorentz	6,312,826,931.728	30,876,618.529
Proposal 2: To approve an amendment to the Declaration of Trust increasing the amount of time permitted between a record date and a shareholder meeting.
THE PROPOSAL PASSED ON September 9, 2022.
	Shares voted	% Of shares voted	% Of outstanding shares
For	6,243,364,216.560	98.419%	97.460%
Against	42,739,643.197	0.674%	0.667%
Abstain/Withheld	57,599,690.500	0.907%	0.899%
Proposal 3: To approve an amendment to the Declaration of Trust modifying certain amendment filing requirements.
THE PROPOSAL PASSED ON September 9, 2022.
	Shares voted	% Of shares voted	% Of outstanding shares
For	6,232,979,077.490	98.255%	97.298%
Against	44,982,081.873	0.709%	0.702%
Abstain/Withheld	65,742,390.894	1.036%	1.026%
88

John Hancock Variable Insurance Trust
Trustees and officers Information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

William H. Cunningham,[2] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

89

John Hancock Variable Insurance Trust
Trustees and officers Information

INDEPENDENT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
NON-INDEPENDENT TRUSTEES[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2012
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

90

John Hancock Variable Insurance Trust
Trustees and officers Information

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-344-1029.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
91

John Hancock Variable Insurance Trust
For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at www.sec.gov.
PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURE With the exception of Money Market Trust, all of each fund's holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. For Money Market Trust, the portfolio reports certain information to the SEC monthly on Form N-MFP, including the fund’s portfolio holdings and other pricing information, which are made public immediately upon the report’s filing with the SEC. Each fund's Form N-PORT or Form N-MFP ﬁlings are available on the SEC’s website, www.sec.gov.
The report is certiﬁed under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to afﬁrm that, to the best of their knowledge, the information in their ﬁnancial reports is fairly and accurately stated in all material respects.
92

Information Control Center
P.O. Box 772
Boston, MA 02117-0772
More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham
*Noni L. Ellison^
Grace K. Fey
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga
*,^Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott, President
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer
Christopher (Kit) Sechler, Secretary and Chief Legal Officer
Trevor Swanberg, Chief Compliance Officer
†	Non-Independent Trustee
*	Member of the Audit Committee
^   Elected to serve as Independent Trustee effective as of September 9, 2022.
‡   Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
Investment advisor
John Hancock Variable Trust Advisers LLC
Principal distributor
John Hancock Distributors, LLC
JHTBA	12/31
2/23
1115017:1222

JOHN HANCOCK
Variable Insurance Trust
Managed Volatility Growth Portfolio
Managed Volatility Balanced Portfolio
Managed Volatility Moderate Portfolio
Managed Volatility Conservative Portfolio

Annual report
December 31, 2022

John Hancock Variable Insurance Trust
Annual report — Table of contents

Portfolio	Manager’s commentary and fund performance	Portfolio of investments
Managed Volatility Growth Portfolio	5	11
Managed Volatility Balanced Portfolio	6	12
Portfolio	Manager’s commentary and fund performance	Portfolio of investments
Managed Volatility Moderate Portfolio	7	13
Managed Volatility Conservative Portfolio	8	14

2

John Hancock Variable Insurance Trust
Manager’s commentary and portfolio performance

Trust performance
In the following pages, we have set forth information regarding the performance of each Managed Volatility Portfolio of John Hancock Variable Insurance Trust (the trust or JHVIT). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Performance tables
The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.
Graph—change in value of $10,000 investment and comparative indexes
The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gain distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.
Portfolio managers’ commentary
Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2022. The views expressed are those of the portfolio managers as of December 31, 2022, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the FDIC; are not deposits or other obligations of, or guaranteed by, banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust prospectus.

Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures,which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
Standard & Poor’s, Standard & Poor’s 500, and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. Bloomberg is a registered trademark of Bloomberg LP. The Managed Volatility Portfolios are not sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in any Managed Volatility Portfolio.
3

John Hancock Variable Insurance Trust
Portfolio Managers' Commentary

Performance  ►  For the year ended December 31, 2022, the Managed Volatility Growth Portfolio, Series I shares declined 14.86% and the Blended Index for the portfolio, as defined in the Performance Table below, declined 16.09%.
For the year ended December 31, 2022, the Managed Volatility Balanced Portfolio, Series I shares declined 15.08% and the Blended Index for the portfolio, as defined in the Performance Table below, declined 15.11%.
For the year ended December 31, 2022, the Managed Volatility Moderate Portfolio, Series I shares declined 14.87% and the Blended Index for the portfolio, as defined in the Performance Table below, declined 14.64%.
For the year ended December 31, 2022, the Managed Volatility Conservative Portfolio, Series I shares declined 14.80% and the Blended Index for the portfolio, as defined in the Performance Table below, declined 13.78%.
Environment  ►  The world equity markets experienced poor performance in 2022. Inflation, which had already been rising prior to Russia’s invasion of Ukraine in February, took another leg higher in the months following the start of the conflict. The U.S. Federal Reserve and other central banks were forced to tighten monetary policy aggressively to contain price pressures, weighing on the outlook for economic growth and corporate earnings. These developments, together with slowing growth in China and mounting fears of a recession in Europe, weighed heavily on sentiment. Growth stocks, which tend to be adversely affected by rising rates, were particularly poor performers. Conversely, value stocks outperformed thanks to the gains in energy stocks.
On a regional basis, the U.S. market, which was hurt by growth stocks’ large representation in its major indexes, underperformed its developed-market peers. The emerging markets also suffered outsized losses, reflecting the collapse in Russia’s market and the pronounced weakness in Chinese equities.
Each of the Managed Volatility Portfolios declined for the period. Managed Volatility Growth Portfolio and Managed Volatility Balanced Portfolio outperformed their blended benchmarks, while Managed Volatility Moderate Portfolio and Managed Volatility Conservative Portfolio underperformed.
Contributors for all of the portfolios included an overweight to small-cap equities, and an allocation to value equities. Holdings that contributed to performance included JHVIT Equity Income Trust, JHVIT Mid Value Trust, and JHVIT Small Cap Value Trust.
Detractors for the portfolios included an overweight to large-cap equities, allocation to poorer-performing growth equities, and exposure to emerging-market equities. Individual detractors included JHVIT Blue Chip Growth Trust, John Hancock Small Cap Growth Fund, and JHVIT Bond Trust.
For all portfolios, the futures contracts, which seek to manage the volatility of returns and limit the magnitude of losses for the portfolios, contributed positively.

4

Managed Volatility Growth Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, Robert Sykes, CFA, Nathan Thooft, CFA, Jeffrey Wu

INVESTMENT OBJECTIVE & POLICIES  ►  The portfolio’s investment objective is to seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 77% of net assets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	92.6
Equity	65.0
Large blend	30.0
U.S. large cap	15.8
Emerging-market equity	6.7
U.S. mid cap	5.7
U.S. small cap	3.8
International equity	3.0
Fixed income	27.6
Intermediate bond	27.6
Unaffiliated investment companies	2.5
Equity	2.5
Short-term investments and other	4.9

PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Managed Volatility Growth Portfolio Series I	-14.86	1.14	4.20	5.81	50.93
Managed Volatility Growth Portfolio Series II	-15.03	0.94	3.99	4.78	47.95
Managed Volatility Growth Portfolio Series NAV	-14.79	1.19	4.26	6.07	51.72
Morningstar U.S. Moderately Aggressive Target Allocation Index	-16.31	5.54	8.14	30.94	118.66
Blended Index	-16.09	4.94	7.41	27.25	104.34
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Moderately Aggressive Target Allocation Index seeks 77.5% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 49% Russell 3000 Index, 21% MSCI EAFE Index and 30% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.81	1.01	0.76
Net (%)	0.81	1.01	0.76
5

Managed Volatility Balanced Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, Robert Sykes, CFA, Nathan Thooft, CFA, Jeffrey Wu

INVESTMENT OBJECTIVE & POLICIES  ►  The portfolio’s investment objective is to seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 55% of net assets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	94.4
Equity	46.1
Large blend	21.4
U.S. large cap	12.6
Emerging-market equity	4.1
U.S. mid cap	3.6
U.S. small cap	2.6
International equity	1.8
Fixed income	48.3
Intermediate bond	48.3
Unaffiliated investment companies	1.9
Equity	1.9
Short-term investments and other	3.7

PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Managed Volatility Balanced Portfolio Series I	-15.08	1.26	3.88	6.44	46.37
Managed Volatility Balanced Portfolio Series II	-15.22	1.07	3.68	5.44	43.48
Managed Volatility Balanced Portfolio Series NAV	-14.98	1.32	3.94	6.79	47.22
Morningstar U.S. Moderate Target Allocation Index	-15.32	4.74	6.91	26.04	94.98
Blended Index	-15.11	3.66	5.66	19.70	73.43
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Moderate Target Allocation Index seeks 60% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 35% Russell 3000 Index, 15% MSCI EAFE Index, and 50% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.78	0.98	0.73
Net (%)	0.78	0.98	0.73
6

Managed Volatility Moderate Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, Robert Sykes, CFA, Nathan Thooft, CFA, Jeffrey Wu

INVESTMENT OBJECTIVE & POLICIES  ►  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 44% of net assets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	94.9
Equity	36.5
Large blend	17.5
U.S. large cap	11.1
Emerging-market equity	2.7
U.S. mid cap	2.6
U.S. small cap	1.7
International equity	0.9
Fixed income	58.4
Intermediate bond	58.4
Unaffiliated investment companies	1.9
Equity	1.9
Short-term investments and other	3.2

PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Managed Volatility Moderate Portfolio Series I	-14.87	1.24	3.68	6.34	43.58
Managed Volatility Moderate Portfolio Series II	-15.10	1.03	3.47	5.24	40.60
Managed Volatility Moderate Portfolio Series NAV	-14.89	1.28	3.73	6.58	44.22
Morningstar U.S. Moderately Conservative Target Allocation Index	-14.06	3.05	4.85	16.19	60.56
Blended Index	-14.64	2.98	4.77	15.84	59.29
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Moderately Conservative Target Allocation Index seeks 40% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 28% Russell 3000 Index, 12% MSCI EAFE Index, and 60% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.78	0.98	0.73
Net (%)	0.78	0.98	0.73
7

Managed Volatility Conservative Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, Robert Sykes, CFA, Nathan Thooft, CFA, Jeffrey Wu

INVESTMENT OBJECTIVE & POLICIES  ►  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 22% of net assets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	96.5
Equity	18.4
Large blend	8.7
U.S. large cap	6.0
Emerging-market equity	1.3
U.S. mid cap	1.3
U.S. small cap	1.1
Fixed income	78.1
Intermediate bond	78.1
Unaffiliated investment companies	0.8
Equity	0.8
Short-term investments and other	2.7

PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Managed Volatility Conservative Portfolio Series I	-14.80	0.22	2.21	1.10	24.42
Managed Volatility Conservative Portfolio Series II	-14.93	0.02	2.01	0.12	22.05
Managed Volatility Conservative Portfolio Series NAV	-14.72	0.27	2.26	1.35	25.08
Morningstar U.S. Conservative Target Allocation Index	-13.02	1.89	3.25	9.80	37.68
Blended Index	-13.78	1.55	2.94	8.01	33.56
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Conservative Target Allocation Index seeks 22.5% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 14% Russell 3000 Index, 6% MSCI EAFE Index, and 80% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.77	0.97	0.72
Net (%)	0.77	0.97	0.72
8

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a John Hancock Variable Insurance Trust Managed Volatility Portfolio, you incur ongoing costs, including management fees, distribution and service (Rule 12b-1) fees and other expenses. In addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 7-1-2022	Ending value on 12-31-2022	Expenses paid during period ended 12-31-2022[1]	Annualized expense ratio[2]
Managed Volatility Growth Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,002.40	$0.91	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Series II	Actual expenses/actual returns	1,000.00	1,001.20	1.92	0.38%
	Hypothetical example	1,000.00	1,023.30	1.94	0.38%
Series NAV	Actual expenses/actual returns	1,000.00	1,002.00	0.66	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Managed Volatility Balanced Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$991.40	$0.90	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Series II	Actual expenses/actual returns	1,000.00	990.20	1.91	0.38%
	Hypothetical example	1,000.00	1,023.30	1.94	0.38%
Series NAV	Actual expenses/actual returns	1,000.00	992.00	0.65	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Managed Volatility Moderate Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$986.80	$0.90	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Series II	Actual expenses/actual returns	1,000.00	985.60	1.90	0.38%
	Hypothetical example	1,000.00	1,023.30	1.94	0.38%
Series NAV	Actual expenses/actual returns	1,000.00	987.30	0.65	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
9

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2022	Ending value on 12-31-2022	Expenses paid during period ended 12-31-2022[1]	Annualized expense ratio[2]
Managed Volatility Conservative Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$976.80	$0.95	0.19%
	Hypothetical example	1,000.00	1,024.20	0.97	0.19%
Series II	Actual expenses/actual returns	1,000.00	976.50	1.94	0.39%
	Hypothetical example	1,000.00	1,023.20	1.99	0.39%
Series NAV	Actual expenses/actual returns	1,000.00	977.40	0.70	0.14%
	Hypothetical example	1,000.00	1,024.50	0.71	0.14%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Managed Volatility Growth Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 92.6%
Equity - 65.0%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	12,433,214	$225,414,175
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	28,115,829	246,575,823
Equity Income, Series NAV, JHVIT (T. Rowe Price)	22,431,314	310,000,756
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	6,563,329	351,203,755
Mid Cap Growth, Series NAV, JHVIT (Wellington)	11,599,226	88,502,091
Mid Value, Series NAV, JHVIT (T. Rowe Price)	10,704,965	105,443,905
Multifactor Developed International ETF, JHETF (DFA)	5,941,153	167,365,251
Multifactor Emerging Markets ETF, JHETF (DFA)	5,421,801	125,731,565
Multifactor Mid Cap ETF, JHETF (DFA)	2,633,526	122,564,300
Multifactor Small Cap ETF, JHETF (DFA)	3,707,358	113,408,081
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	2,594,431	33,961,098
Small Cap Value, Series NAV, JHVIT (Wellington)	4,846,149	64,986,863
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	110,333,837	1,677,074,319
		3,632,231,982
Fixed income - 27.6%
Bond, Class NAV, JHSB (MIM US) (B)	29,551,562	393,922,318
Core Bond, Series NAV, JHVIT (Allspring Investments)	12,500,153	137,251,685
Select Bond, Series NAV, JHVIT (MIM US) (B)	88,242,204	1,010,373,238
		1,541,547,241
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $5,887,544,668)		$5,173,779,223
Managed Volatility Growth Portfolio (continued)
	Shares or Principal Amount	Value
UNAFFILIATED INVESTMENT COMPANIES - 2.5%
Equity - 2.5%
Fidelity 500 Index Fund	743,553	$98,981,793
Fidelity International Index Fund	912,322	37,578,540
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $138,291,062)		$136,560,333
SHORT-TERM INVESTMENTS - 2.1%
Short-term funds - 2.1%
John Hancock Collateral Trust, 4.2988% (D)(E)	11,790,497	117,855,450
TOTAL SHORT-TERM INVESTMENTS (Cost $117,855,913)		$117,855,450
Total Investments (Managed Volatility Growth Portfolio) (Cost $6,143,691,643) - 97.2%		$5,428,195,006
Other assets and liabilities, net - 2.8%		158,334,306
TOTAL NET ASSETS - 100.0%		$5,586,529,312
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing.
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro Currency Futures	1,366	Short	Mar 2023	$(181,468,526)	$(183,624,550)	$(2,156,024)
Euro STOXX 50 Index Futures	4,496	Short	Mar 2023	(188,860,858)	(182,162,244)	6,698,614
FTSE 100 Index Futures	756	Short	Mar 2023	(68,296,080)	(68,236,722)	59,358
Japanese Yen Currency Futures	869	Short	Mar 2023	(78,855,960)	(83,717,288)	(4,861,328)
MSCI Emerging Markets Index Futures	5,144	Short	Mar 2023	(252,552,807)	(246,757,680)	5,795,127
Nikkei 225 Index Futures	416	Short	Mar 2023	(88,630,611)	(81,716,550)	6,914,061
Pound Sterling Currency Futures	885	Short	Mar 2023	(67,802,382)	(66,839,625)	962,757
Russell 2000 E-Mini Index Futures	1,056	Short	Mar 2023	(96,093,428)	(93,503,520)	2,589,908
S&P 500 E-Mini Index Futures	5,468	Short	Mar 2023	(1,083,998,369)	(1,055,597,367)	28,401,002
S&P Mid 400 E-Mini Index Futures	800	Short	Mar 2023	(199,391,533)	(195,408,000)	3,983,533
						$48,387,008

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Managed Volatility Balanced Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 94.4%
Equity - 46.1%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	7,915,138	$143,501,447
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	13,617,576	119,426,144
Equity Income, Series NAV, JHVIT (T. Rowe Price)	14,525,410	200,741,171
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	3,851,680	206,103,381
Mid Cap Growth, Series NAV, JHVIT (Wellington)	5,011,067	38,234,440
Mid Value, Series NAV, JHVIT (T. Rowe Price)	4,884,647	48,113,770
Multifactor Developed International ETF, JHETF (DFA)	2,702,825	76,139,932
Multifactor Emerging Markets ETF, JHETF (DFA)	2,663,687	61,770,902
Multifactor Mid Cap ETF, JHETF (DFA)	1,474,789	68,636,680
Multifactor Small Cap ETF, JHETF (DFA)	1,736,056	53,105,953
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	1,452,468	19,012,810
Small Cap Value, Series NAV, JHVIT (Wellington)	3,077,509	41,269,394
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	61,126,506	929,122,886
		2,005,178,910
Fixed income - 48.3%
Bond, Class NAV, JHSB (MIM US) (B)	40,437,410	539,030,673
Core Bond, Series NAV, JHVIT (Allspring Investments)	17,065,171	187,375,576
Select Bond, Series NAV, JHVIT (MIM US) (B)	120,105,530	1,375,208,322
		2,101,614,571
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $4,719,604,020)		$4,106,793,481
Managed Volatility Balanced Portfolio (continued)
	Shares or Principal Amount	Value
UNAFFILIATED INVESTMENT COMPANIES - 1.9%
Equity - 1.9%
Fidelity 500 Index Fund	614,706	$81,829,705
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $81,772,950)		$81,829,705
SHORT-TERM INVESTMENTS - 1.7%
Short-term funds - 1.7%
John Hancock Collateral Trust, 4.2988% (D)(E)	7,242,044	72,390,026
TOTAL SHORT-TERM INVESTMENTS (Cost $72,389,857)		$72,390,026
Total Investments (Managed Volatility Balanced Portfolio) (Cost $4,873,766,827) - 98.0%		$4,261,013,212
Other assets and liabilities, net - 2.0%		86,713,315
TOTAL NET ASSETS - 100.0%		$4,347,726,527
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing.
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro Currency Futures	713	Short	Mar 2023	$(94,727,814)	$(95,845,025)	$(1,117,211)
Euro STOXX 50 Index Futures	2,333	Short	Mar 2023	(98,033,988)	(94,525,026)	3,508,962
FTSE 100 Index Futures	386	Short	Mar 2023	(34,892,564)	(34,840,443)	52,121
Japanese Yen Currency Futures	441	Short	Mar 2023	(40,069,088)	(42,484,838)	(2,415,750)
MSCI Emerging Markets Index Futures	2,550	Short	Mar 2023	(125,204,788)	(122,323,500)	2,881,288
Nikkei 225 Index Futures	214	Short	Mar 2023	(45,533,762)	(42,036,879)	3,496,883
Pound Sterling Currency Futures	457	Short	Mar 2023	(35,001,572)	(34,514,925)	486,647
Russell 2000 E-Mini Index Futures	587	Short	Mar 2023	(53,432,906)	(51,975,915)	1,456,991
S&P 500 E-Mini Index Futures	3,253	Short	Mar 2023	(644,956,161)	(627,991,685)	16,964,476
S&P Mid 400 E-Mini Index Futures	441	Short	Mar 2023	(109,952,286)	(107,718,660)	2,233,626
						$27,548,033

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Managed Volatility Moderate Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 94.9%
Equity - 36.5%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	1,920,003	$34,809,656
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	2,634,787	23,107,086
Equity Income, Series NAV, JHVIT (T. Rowe Price)	3,704,280	51,193,151
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	918,332	49,139,934
Mid Cap Growth, Series NAV, JHVIT (Wellington)	1,384,440	10,563,279
Mid Value, Series NAV, JHVIT (T. Rowe Price)	1,256,744	12,378,930
Multifactor Developed International ETF, JHETF (DFA)	394,488	11,112,924
Multifactor Emerging Markets ETF, JHETF (DFA)	418,977	9,716,077
Multifactor Mid Cap ETF, JHETF (DFA)	187,918	8,745,704
Multifactor Small Cap ETF, JHETF (DFA)	234,083	7,160,599
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	345,240	4,519,197
Small Cap Value, Series NAV, JHVIT (Wellington)	627,895	8,420,067
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	13,996,543	212,747,460
		443,614,064
Fixed income - 58.4%
Bond, Class NAV, JHSB (MIM US) (B)	13,618,087	181,529,102
Core Bond, Series NAV, JHVIT (Allspring Investments)	5,753,049	63,168,483
Select Bond, Series NAV, JHVIT (MIM US) (B)	40,501,080	463,737,362
		708,434,947
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,340,232,471)		$1,152,049,011
Managed Volatility Moderate Portfolio (continued)
	Shares or Principal Amount	Value
UNAFFILIATED INVESTMENT COMPANIES - 1.9%
Equity - 1.9%
Fidelity 500 Index Fund	167,094	$22,243,499
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $21,774,808)		$22,243,499
SHORT-TERM INVESTMENTS - 1.5%
Short-term funds - 1.5%
John Hancock Collateral Trust, 4.2988% (D)(E)	1,839,735	18,389,625
TOTAL SHORT-TERM INVESTMENTS (Cost $18,389,561)		$18,389,625
Total Investments (Managed Volatility Moderate Portfolio) (Cost $1,380,396,840) - 98.3%		$1,192,682,135
Other assets and liabilities, net - 1.7%		21,075,248
TOTAL NET ASSETS - 100.0%		$1,213,757,383
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing.
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro Currency Futures	169	Short	Mar 2023	$(22,452,942)	$(22,717,825)	$(264,883)
Euro STOXX 50 Index Futures	553	Short	Mar 2023	(23,239,711)	(22,405,632)	834,079
FTSE 100 Index Futures	90	Short	Mar 2023	(8,136,800)	(8,123,419)	13,381
Japanese Yen Currency Futures	106	Short	Mar 2023	(9,627,632)	(10,211,775)	(584,143)
MSCI Emerging Markets Index Futures	528	Short	Mar 2023	(25,929,909)	(25,328,160)	601,749
Nikkei 225 Index Futures	51	Short	Mar 2023	(10,851,390)	(10,018,135)	833,255
Pound Sterling Currency Futures	108	Short	Mar 2023	(8,272,514)	(8,156,700)	115,814
Russell 2000 E-Mini Index Futures	137	Short	Mar 2023	(12,460,861)	(12,130,665)	330,196
S&P 500 E-Mini Index Futures	857	Short	Mar 2023	(169,856,040)	(165,443,846)	4,412,194
S&P Mid 400 E-Mini Index Futures	101	Short	Mar 2023	(25,181,274)	(24,670,260)	511,014
						$6,802,656

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Managed Volatility Conservative Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 96.5%
Equity - 18.4%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price)	582,450	$10,559,819
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	717,443	6,291,977
Equity Income, Series NAV, JHVIT (T. Rowe Price)	1,123,328	15,524,399
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	253,993	13,591,175
Multifactor Emerging Markets ETF, JHETF (DFA)	111,353	2,582,276
Multifactor Mid Cap ETF, JHETF (DFA)	189,293	8,809,696
Multifactor Small Cap ETF, JHETF (DFA)	227,392	6,955,921
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	3,790,424	57,614,450
		121,929,713
Fixed income - 78.1%
Bond, Class NAV, JHSB (MIM US) (B)	9,940,974	132,513,178
Core Bond, Series NAV, JHVIT (Allspring Investments)	4,183,754	45,937,623
Select Bond, Series NAV, JHVIT (MIM US) (B)	29,482,399	337,573,471
		516,024,272
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $744,292,777)		$637,953,985
UNAFFILIATED INVESTMENT COMPANIES - 0.8%
Equity - 0.8%
Fidelity 500 Index Fund	39,490	5,256,943
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $5,269,839)		$5,256,943
Managed Volatility Conservative Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 1.2%
Short-term funds - 1.2%
John Hancock Collateral Trust, 4.2988% (C)(D)	784,155	$7,838,254
TOTAL SHORT-TERM INVESTMENTS (Cost $7,838,260)		$7,838,254
Total Investments (Managed Volatility Conservative Portfolio) (Cost $757,400,876) - 98.5%		$651,049,182
Other assets and liabilities, net - 1.5%		9,730,441
TOTAL NET ASSETS - 100.0%		$660,779,623
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro Currency Futures	70	Short	Mar 2023	$(9,302,736)	$(9,409,750)	$(107,014)
Euro STOXX 50 Index Futures	228	Short	Mar 2023	(9,579,878)	(9,237,765)	342,113
FTSE 100 Index Futures	35	Short	Mar 2023	(3,164,034)	(3,159,108)	4,926
Japanese Yen Currency Futures	43	Short	Mar 2023	(3,918,541)	(4,142,513)	(223,972)
MSCI Emerging Markets Index Futures	235	Short	Mar 2023	(11,542,389)	(11,272,950)	269,439
Nikkei 225 Index Futures	19	Short	Mar 2023	(4,022,106)	(3,732,246)	289,860
Pound Sterling Currency Futures	42	Short	Mar 2023	(3,216,627)	(3,172,050)	44,577
Russell 2000 E-Mini Index Futures	65	Short	Mar 2023	(5,911,076)	(5,755,425)	155,651
S&P 500 E-Mini Index Futures	412	Short	Mar 2023	(81,675,437)	(79,540,881)	2,134,556
S&P Mid 400 E-Mini Index Futures	60	Short	Mar 2023	(14,958,731)	(14,655,600)	303,131
						$3,213,267

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Investment companies
Subadvisors of Affiliated Underlying Funds
Allspring Global Investments, LLC	(Allspring Investments)
Dimensional Fund Advisors, LP	(DFA)
Manulife Investment Management (US) LLC	(MIM US)
Redwood Investments, LLC	(Redwood)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wellington Management Company LLP	(Wellington)
The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2022

Assets	Managed Volatility Growth Portfolio	Managed Volatility Balanced Portfolio	Managed Volatility Moderate Portfolio	Managed Volatility Conservative Portfolio
Unaffiliated investments, at value	$136,560,333	$81,829,705	$22,243,499	$5,256,943
Affiliated investments, at value	5,291,634,673	4,179,183,507	1,170,438,636	645,792,239
Total investments, at value	5,428,195,006	4,261,013,212	1,192,682,135	651,049,182
Receivable for futures variation margin	9,905,412	5,063,585	1,239,458	543,959
Foreign currency, at value	28,173,389	15,527,769	3,579,919	1,424,693
Collateral held at broker for futures contracts	120,000,000	66,000,000	16,240,000	7,780,000
Dividends and interest receivable	1,692,590	2,043,943	671,396	473,318
Receivable for fund shares sold	104,938	902,412	—	—
Receivable for investments sold	1,242,757	16,078	707,006	154,384
Other assets	184,314	145,653	43,216	25,712
Total assets	5,589,498,406	4,350,712,652	1,215,163,130	661,451,248
Liabilities
Due to custodian	159,539	99,765	29,306	—
Payable for investments purchased	1,340,198	2,502,137	619,167	479,089
Payable for fund shares repurchased	1,166,741	139,954	675,175	138,140
Payable to affiliates
Accounting and legal services fees	281,401	217,889	60,707	32,838
Trustees' fees	1,864	1,499	439	255
Other liabilities and accrued expenses	19,351	24,881	20,953	21,303
Total liabilities	2,969,094	2,986,125	1,405,747	671,625
Net assets	$5,586,529,312	$4,347,726,527	$1,213,757,383	$660,779,623
Net assets consist of
Paid-in capital	$5,766,526,853	$4,709,250,236	$1,350,718,109	$766,859,700
Total distributable earnings (loss)	(179,997,541)	(361,523,709)	(136,960,726)	(106,080,077)
Net assets	$5,586,529,312	$4,347,726,527	$1,213,757,383	$660,779,623
Unaffiliated investments, at cost	$138,291,062	$81,772,950	$21,774,808	$5,269,839
Affiliated investments, at cost	$6,005,400,581	$4,791,993,877	$1,358,622,032	$752,131,037
Foreign currency, at cost	$27,919,948	$15,415,651	$3,548,868	$1,414,633
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$449,511,368	$360,083,183	$152,517,660	$108,949,084
Shares outstanding	41,663,312	36,028,830	15,873,405	11,296,328
Net asset value, offering price and redemption price per share	$10.79	$9.99	$9.61	$9.64
Series II
Net assets	$4,246,307,150	$2,968,636,990	$945,191,111	$499,145,763
Shares outstanding	395,335,017	299,514,168	99,254,472	52,219,947
Net asset value, offering price and redemption price per share	$10.74	$9.91	$9.52	$9.56
Series NAV
Net assets	$890,710,794	$1,019,006,354	$116,048,612	$52,684,776
Shares outstanding	82,400,913	101,609,572	12,061,365	5,446,557
Net asset value, offering price and redemption price per share	$10.81	$10.03	$9.62	$9.67
The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2022

Investment income	Managed Volatility Growth Portfolio	Managed Volatility Balanced Portfolio	Managed Volatility Moderate Portfolio	Managed Volatility Conservative Portfolio
Dividends from affiliated investments	$106,377,713	$102,033,760	$31,009,367	$19,911,862
Dividends from unaffiliated investments	2,519,698	1,317,572	370,935	93,940
Interest	1,869,315	1,047,666	254,952	97,334
Total investment income	110,766,726	104,398,998	31,635,254	20,103,136
Expenses
Investment management fees	11,589,897	8,476,306	2,248,531	1,252,924
Distribution and service fees	11,977,391	8,489,761	2,741,221	1,478,503
Accounting and legal services fees	916,496	720,321	202,681	111,653
Trustees' fees	123,580	97,275	27,471	15,159
Custodian fees	42,337	36,766	36,711	36,678
Printing and postage	99,743	126,038	34,688	24,474
Professional fees	211,198	190,092	76,175	56,161
Other	211,032	141,040	45,371	29,026
Total expenses	25,171,674	18,277,599	5,412,849	3,004,578
Less expense reductions	(5,475,718)	(3,968,238)	(1,035,245)	(570,336)
Net expenses	19,695,956	14,309,361	4,377,604	2,434,242
Net investment income	91,070,770	90,089,637	27,257,650	17,668,894
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	52,162	2,541,097	927,532	413,612
Affiliated investments	26,950,784	(14,919,554)	(7,488,902)	(7,324,518)
Capital gain distributions received from affiliated investments	498,611,262	292,483,865	70,990,319	19,777,237
Futures contracts	99,217,765	34,221,241	6,427,968	(1,377,535)
	624,831,973	314,326,649	70,856,917	11,488,796
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(29,469,979)	(21,145,754)	(6,195,740)	(1,761,138)
Affiliated investments	(1,794,825,275)	(1,252,961,820)	(333,227,196)	(158,069,437)
Futures contracts	42,762,820	24,589,656	5,758,165	2,935,749
	(1,781,532,434)	(1,249,517,918)	(333,664,771)	(156,894,826)
Net realized and unrealized gain (loss)	(1,156,700,461)	(935,191,269)	(262,807,854)	(145,406,030)
Decrease in net assets from operations	$(1,065,629,691)	$(845,101,632)	$(235,550,204)	$(127,737,136)
The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Managed Volatility Growth Portfolio		Managed Volatility Balanced Portfolio		Managed Volatility Moderate Portfolio
	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$91,070,770	$106,859,701	$90,089,637	$102,994,022	$27,257,650	$31,275,963
Net realized gain	624,831,973	744,412,970	314,326,649	517,038,012	70,856,917	134,689,237
Change in net unrealized appreciation (depreciation)	(1,781,532,434)	16,968,780	(1,249,517,918)	(75,082,894)	(333,664,771)	(39,566,745)
Increase (decrease) in net assets resulting from operations	(1,065,629,691)	868,241,451	(845,101,632)	544,949,140	(235,550,204)	126,398,455
Distributions to shareholders
From earnings
Series I	(20,688,808)	(12,840,098)	(21,054,525)	(11,926,210)	(9,278,308)	(5,306,189)
Series II	(188,720,320)	(111,959,398)	(168,108,762)	(93,058,090)	(56,172,680)	(32,485,922)
Series NAV	(41,176,056)	(23,712,732)	(59,310,423)	(32,156,787)	(7,064,870)	(3,897,089)
Total distributions	(250,585,184)	(148,512,228)	(248,473,710)	(137,141,087)	(72,515,858)	(41,689,200)
From portfolio share transactions
Portfolio share transactions	(391,915,950)	(975,161,322)	(294,196,264)	(675,125,203)	(93,298,506)	(195,526,275)
Issued in reorganization	—	348,985,371	—	—	—	—
Total from portfolio share transactions	(391,915,950)	(626,175,951)	(294,196,264)	(675,125,203)	(93,298,506)	(195,526,275)
Total increase (decrease)	(1,708,130,825)	93,553,272	(1,387,771,606)	(267,317,150)	(401,364,568)	(110,817,020)
Net assets
Beginning of year	7,294,660,137	7,201,106,865	5,735,498,133	6,002,815,283	1,615,121,951	1,725,938,971
End of year	$5,586,529,312	$7,294,660,137	$4,347,726,527	$5,735,498,133	$1,213,757,383	$1,615,121,951
	Managed Volatility Conservative Portfolio
	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$17,668,894	$20,376,819
Net realized gain	11,488,796	47,974,687
Change in net unrealized appreciation (depreciation)	(156,894,826)	(37,605,679)
Increase (decrease) in net assets resulting from operations	(127,737,136)	30,745,827
Distributions to shareholders
From earnings
Series I	(3,234,492)	(4,396,341)
Series II	(13,926,746)	(19,648,197)
Series NAV	(1,581,162)	(1,910,753)
Total distributions	(18,742,400)	(25,955,291)
From portfolio share transactions
Portfolio share transactions	(82,479,687)	(121,366,025)
Issued in reorganization	—	—
Total from portfolio share transactions	(82,479,687)	(121,366,025)
Total increase (decrease)	(228,959,223)	(116,575,489)
Net assets
Beginning of year	889,738,846	1,006,314,335
End of year	$660,779,623	$889,738,846
The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Growth Portfolio
Series I
12-31-2022	13.28	0.19	(2.17)	(1.98)	(0.20)	(0.31)	(0.51)	10.79	(14.86)	0.27	0.18	1.64	450	14
12-31-2021	12.03	0.21	1.33	1.54	(0.21)	(0.08)	(0.29)	13.28	12.82	0.25	0.16	1.64	589	12[5]
12-31-2020	13.28	0.21	(0.46)	(0.25)	(0.24)	(0.76)	(1.00)	12.03	(1.42)	0.28	0.15	1.75	545	13
12-31-2019	12.20	0.24	2.06	2.30	(0.21)	(1.01)	(1.22)	13.28	19.56	0.27	0.13	1.85	627	8
12-31-2018	14.55	0.24	(1.08)	(0.84)	(0.23)	(1.28)	(1.51)	12.20	(6.54)	0.15	0.10	1.67	591	37
Series II
12-31-2022	13.22	0.17	(2.16)	(1.99)	(0.18)	(0.31)	(0.49)	10.74	(15.03)	0.47	0.38	1.43	4,246	14
12-31-2021	11.98	0.18	1.33	1.51	(0.19)	(0.08)	(0.27)	13.22	12.58	0.45	0.36	1.37	5,630	12[5]
12-31-2020	13.23	0.18	(0.46)	(0.28)	(0.21)	(0.76)	(0.97)	11.98	(1.60)	0.48	0.35	1.53	5,886	13
12-31-2019	12.16	0.21	2.06	2.27	(0.19)	(1.01)	(1.20)	13.23	19.32	0.47	0.33	1.64	7,116	8
12-31-2018	14.51	0.21	(1.07)	(0.86)	(0.21)	(1.28)	(1.49)	12.16	(6.70)	0.35	0.30	1.45	6,931	37
Series NAV
12-31-2022	13.30	0.20	(2.17)	(1.97)	(0.21)	(0.31)	(0.52)	10.81	(14.79)	0.22	0.13	1.72	891	14
12-31-2021	12.05	0.23	1.32	1.55	(0.22)	(0.08)	(0.30)	13.30	12.85	0.20	0.11	1.80	1,075	12[5]
12-31-2020	13.30	0.22	(0.47)	(0.25)	(0.24)	(0.76)	(1.00)	12.05	(1.37)	0.23	0.10	1.85	769	13
12-31-2019	12.21	0.26	2.06	2.32	(0.22)	(1.01)	(1.23)	13.30	19.68	0.22	0.08	1.95	817	8
12-31-2018	14.57	0.25	(1.09)	(0.84)	(0.24)	(1.28)	(1.52)	12.21	(6.55)	0.10	0.05	1.76	703	37
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5. Excludes merger activity.
Managed Volatility Balanced Portfolio
Series I
12-31-2022	12.48	0.22	(2.11)	(1.89)	(0.23)	(0.37)	(0.60)	9.99	(15.08)	0.25	0.17	2.01	360	11
12-31-2021	11.66	0.23	0.91	1.14	(0.25)	(0.07)	(0.32)	12.48	9.76	0.24	0.15	1.89	476	11
12-31-2020	12.41	0.25	(0.07)	0.18	(0.27)	(0.66)	(0.93)	11.66	1.81	0.26	0.15	2.11	498	12
12-31-2019	11.23	0.25	1.73	1.98	(0.23)	(0.57)	(0.80)	12.41	17.92	0.26	0.13	2.07	556	8
12-31-2018	12.96	0.25	(0.82)	(0.57)	(0.25)	(0.91)	(1.16)	11.23	(4.89)	0.15	0.10	1.95	531	36
Series II
12-31-2022	12.38	0.20	(2.09)	(1.89)	(0.21)	(0.37)	(0.58)	9.91	(15.22)	0.45	0.37	1.79	2,969	11
12-31-2021	11.57	0.20	0.90	1.10	(0.22)	(0.07)	(0.29)	12.38	9.54	0.44	0.35	1.66	3,991	11
12-31-2020	12.33	0.22	(0.08)	0.14	(0.24)	(0.66)	(0.90)	11.57	1.55	0.46	0.35	1.89	4,288	12
12-31-2019	11.16	0.22	1.72	1.94	(0.20)	(0.57)	(0.77)	12.33	17.73	0.46	0.33	1.86	4,957	8
12-31-2018	12.89	0.22	(0.82)	(0.60)	(0.22)	(0.91)	(1.13)	11.16	(5.04)	0.35	0.30	1.73	4,900	36
Series NAV
12-31-2022	12.52	0.23	(2.11)	(1.88)	(0.24)	(0.37)	(0.61)	10.03	(14.98)	0.20	0.12	2.08	1,019	11
12-31-2021	11.69	0.24	0.91	1.15	(0.25)	(0.07)	(0.32)	12.52	9.88	0.19	0.10	1.97	1,269	11
12-31-2020	12.45	0.26	(0.09)	0.17	(0.27)	(0.66)	(0.93)	11.69	1.77	0.21	0.10	2.20	1,217	12
12-31-2019	11.26	0.26	1.73	1.99	(0.23)	(0.57)	(0.80)	12.45	18.02	0.21	0.08	2.16	1,261	8
12-31-2018	12.99	0.26	(0.83)	(0.57)	(0.25)	(0.91)	(1.16)	11.26	(4.82)	0.10	0.05	2.04	1,133	36
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Moderate Portfolio
Series I
12-31-2022	12.01	0.23	(2.03)	(1.80)	(0.24)	(0.36)	(0.60)	9.61	(14.87)	0.25	0.17	2.19	153	10
12-31-2021	11.44	0.24	0.66	0.90	(0.25)	(0.08)	(0.33)	12.01	7.90	0.24	0.15	2.02	196	10
12-31-2020	11.94	0.26	0.10	0.36	(0.28)	(0.58)	(0.86)	11.44	3.31	0.25	0.14	2.29	208	11
12-31-2019	10.84	0.26	1.53	1.79	(0.24)	(0.45)	(0.69)	11.94	16.72	0.25	0.13	2.18	234	8
12-31-2018	12.33	0.26	(0.71)	(0.45)	(0.26)	(0.78)	(1.04)	10.84	(3.99)	0.14	0.09	2.12	230	35
Series II
12-31-2022	11.91	0.21	(2.02)	(1.81)	(0.22)	(0.36)	(0.58)	9.52	(15.10)	0.45	0.37	1.95	945	10
12-31-2021	11.34	0.22	0.66	0.88	(0.23)	(0.08)	(0.31)	11.91	7.76	0.44	0.35	1.82	1,277	10
12-31-2020	11.85	0.23	0.10	0.33	(0.26)	(0.58)	(0.84)	11.34	3.05	0.45	0.34	2.06	1,379	11
12-31-2019	10.77	0.23	1.52	1.75	(0.22)	(0.45)	(0.67)	11.85	16.43	0.45	0.33	1.97	1,552	8
12-31-2018	12.25	0.23	(0.69)	(0.46)	(0.24)	(0.78)	(1.02)	10.77	(4.12)	0.34	0.29	1.89	1,557	35
Series NAV
12-31-2022	12.03	0.24	(2.04)	(1.80)	(0.25)	(0.36)	(0.61)	9.62	(14.89)	0.20	0.12	2.27	116	10
12-31-2021	11.45	0.25	0.67	0.92	(0.26)	(0.08)	(0.34)	12.03	8.03	0.19	0.10	2.12	142	10
12-31-2020	11.96	0.27	0.08	0.35	(0.28)	(0.58)	(0.86)	11.45	3.27	0.20	0.09	2.38	139	11
12-31-2019	10.85	0.27	1.54	1.81	(0.25)	(0.45)	(0.70)	11.96	16.85	0.20	0.08	2.29	137	8
12-31-2018	12.34	0.26	(0.70)	(0.44)	(0.27)	(0.78)	(1.05)	10.85	(3.94)	0.09	0.04	2.15	119	35
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Managed Volatility Conservative Portfolio
Series I
12-31-2022	11.66	0.26	(1.99)	(1.73)	(0.28)	(0.01)	(0.29)	9.64	(14.80)	0.25	0.18	2.53	109	8
12-31-2021	11.62	0.28	0.12	0.40	(0.29)	(0.07)	(0.36)	11.66	3.48	0.25	0.16	2.33	145	7
12-31-2020	11.75	0.30	0.09	0.39	(0.33)	(0.19)	(0.52)	11.62	3.39	0.26	0.14	2.57	154	10
12-31-2019	10.61	0.29	1.13	1.42	(0.26)	(0.02)	(0.28)	11.75	13.38	0.25	0.14	2.50	166	8
12-31-2018	11.48	0.27	(0.51)	(0.24)	(0.28)	(0.35)	(0.63)	10.61	(2.18)	0.15	0.09	2.43	155	34
Series II
12-31-2022	11.56	0.24	(1.97)	(1.73)	(0.26)	(0.01)	(0.27)	9.56	(14.93)	0.45	0.38	2.31	499	8
12-31-2021	11.52	0.25	0.13	0.38	(0.27)	(0.07)	(0.34)	11.56	3.31	0.45	0.36	2.10	683	7
12-31-2020	11.66	0.27	0.09	0.36	(0.31)	(0.19)	(0.50)	11.52	3.13	0.46	0.34	2.36	794	10
12-31-2019	10.53	0.25	1.14	1.39	(0.24)	(0.02)	(0.26)	11.66	13.18	0.45	0.34	2.23	888	8
12-31-2018	11.40	0.25	(0.52)	(0.27)	(0.25)	(0.35)	(0.60)	10.53	(2.39)	0.35	0.29	2.19	908	34
Series NAV
12-31-2022	11.69	0.28	(2.00)	(1.72)	(0.29)	(0.01)	(0.30)	9.67	(14.72)	0.20	0.13	2.67	53	8
12-31-2021	11.65	0.29	0.12	0.41	(0.30)	(0.07)	(0.37)	11.69	3.52	0.20	0.11	2.44	62	7
12-31-2020	11.78	0.31	0.09	0.40	(0.34)	(0.19)	(0.53)	11.65	3.43	0.21	0.09	2.71	59	10
12-31-2019	10.64	0.29	1.14	1.43	(0.27)	(0.02)	(0.29)	11.78	13.50	0.20	0.09	2.55	56	8
12-31-2018	11.51	0.27	(0.51)	(0.24)	(0.28)	(0.35)	(0.63)	10.64	(2.21)	0.10	0.04	2.42	51	34
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Notes to financial statements

1.  Organization
John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, four of which are presented in this report (collectively, Managed Volatility Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares: Series I, Series II, and Series NAV. The shares currently offered by each portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Variable Trust Advisers LLC (the Advisor). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.
The investment objectives of the portfolios are as follows:
Managed Volatility Growth Portfolio
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced Portfolio
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate Portfolio
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative Portfolio
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds' shareholder reports are also available without charge by calling 800-344-1029 or visiting jhannuities.com. The underlying funds are not covered by this report.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor's Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments in affiliated underlying funds and/or other open-end management investment companies, other than exchange-traded funds (ETFs), are valued at their respective NAVs each business day. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment
20

Significant accounting policies, continued

speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor's assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of December 31, 2022, by major security category or type:
	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Volatility Growth Portfolio
Investments in securities:
Assets
Affiliated investment companies	$5,173,779,223	$5,173,779,223	—	—
Unaffiliated investment companies	136,560,333	136,560,333	—	—
Short-term investments	117,855,450	117,855,450	—	—
Total investments in securities	$5,428,195,006	$5,428,195,006	—	—
Derivatives:
Assets
Futures	$55,404,360	$55,404,360	—	—
Liabilities
Futures	(7,017,352)	(7,017,352)	—	—

Managed Volatility Balanced Portfolio
Investments in securities:
Assets
Affiliated investment companies	$4,106,793,481	$4,106,793,481	—	—
Unaffiliated investment companies	81,829,705	81,829,705	—	—
Short-term investments	72,390,026	72,390,026	—	—
Total investments in securities	$4,261,013,212	$4,261,013,212	—	—
Derivatives:
Assets
Futures	$31,080,994	$31,080,994	—	—
Liabilities
Futures	(3,532,961)	(3,532,961)	—	—

Managed Volatility Moderate Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,152,049,011	$1,152,049,011	—	—
Unaffiliated investment companies	22,243,499	22,243,499	—	—
Short-term investments	18,389,625	18,389,625	—	—
Total investments in securities	$1,192,682,135	$1,192,682,135	—	—
Derivatives:
Assets
Futures	$7,651,682	$7,651,682	—	—
Liabilities
Futures	(849,026)	(849,026)	—	—

Managed Volatility Conservative Portfolio
Investments in securities:
Assets
Affiliated investment companies	$637,953,985	$637,953,985	—	—
Unaffiliated investment companies	5,256,943	5,256,943	—	—
Short-term investments	7,838,254	7,838,254	—	—
Total investments in securities	$651,049,182	$651,049,182	—	—
21

Significant accounting policies, continued

	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Volatility Conservative Portfolio (continued)
Derivatives:
Assets
Futures	$3,544,253	$3,544,253	—	—
Liabilities
Futures	(330,986)	(330,986)	—	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended December 31, 2022, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended December 31, 2022 were as follows:
Portfolio	Commitment fee
Managed Volatility Growth Portfolio	$21,779
Managed Volatility Balanced Portfolio	17,843
Managed Volatility Moderate Portfolio	7,250
Managed Volatility Conservative Portfolio	5,389
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of December 31, 2022, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on December 31, 2022, including short-term investments, were as follows:
22

Significant accounting policies, continued

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Managed Volatility Growth Portfolio	$6,311,811,917	$167,039,896	$(1,002,269,799)	$(835,229,903)
Managed Volatility Balanced Portfolio	4,993,573,711	93,866,030	(798,878,496)	(705,012,466)
Managed Volatility Moderate Portfolio	1,415,561,304	19,288,378	(235,364,891)	(216,076,513)
Managed Volatility Conservative Portfolio	774,254,469	8,449,698	(128,441,718)	(119,992,020)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended December 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Volatility Growth Portfolio	$128,489,087	$122,096,097	$250,585,184
Managed Volatility Balanced Portfolio	110,411,541	138,062,169	248,473,710
Managed Volatility Moderate Portfolio	32,421,411	40,094,447	72,515,858
Managed Volatility Conservative Portfolio	18,742,400	—	18,742,400
The tax character of distributions for the year ended December 31, 2021 was as follows:
Portfolio	Ordinary Income
Managed Volatility Growth Portfolio	$148,512,228
Managed Volatility Balanced Portfolio	137,141,087
Managed Volatility Moderate Portfolio	41,689,200
Managed Volatility Conservative Portfolio	25,955,291
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Managed Volatility Growth Portfolio	$59,012,781	$595,966,140
Managed Volatility Balanced Portfolio	26,756,113	316,632,905
Managed Volatility Moderate Portfolio	5,712,074	73,372,662
Managed Volatility Conservative Portfolio	1,167,308	12,734,575
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.
3.  Derivative instruments
The portfolios may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolios and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.
Upon entering into a futures contract, the portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a portfolio, if any, is detailed in the Statements of assets and liabilities as
23

Derivative instruments, continued

Collateral held at broker for futures contracts. Securities pledged by the portfolios, if any, are identified in the Portfolios of investments. Subsequent payments, referred to as variation margin, are made or received by a portfolio periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the portfolio. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the portfolios used futures contracts during the year ended December 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Managed Volatility Growth Portfolio	To manage volatility of returns and gain exposure to foreign currencies.	$575.0 million to $2.7 billion
Managed Volatility Balanced Portfolio	To manage volatility of returns and gain exposure to foreign currencies.	$299.5 million to $1.5 billion
Managed Volatility Moderate Portfolio	To manage volatility of returns and gain exposure to foreign currencies.	$71.0 million to $341.6 million
Managed Volatility Conservative Portfolio	To manage volatility of returns and gain exposure to foreign currencies.	$11.0 million to $144.1 million
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2022 by risk category:
Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Managed Volatility Growth Portfolio	Currency	Receivable/payable for futures variation margin[1]	Futures	$962,757	$(7,017,352)
	Equity	Receivable/payable for futures variation margin[1]	Futures	54,441,603	—
				$55,404,360	$(7,017,352)
Managed Volatility Balanced Portfolio	Currency	Receivable/payable for futures variation margin[1]	Futures	$486,647	$(3,532,961)
	Equity	Receivable/payable for futures variation margin[1]	Futures	30,594,347	—
				$31,080,994	$(3,532,961)
Managed Volatility Moderate Portfolio	Currency	Receivable/payable for futures variation margin[1]	Futures	$115,814	$(849,026)
	Equity	Receivable/payable for futures variation margin[1]	Futures	7,535,868	—
				$7,651,682	$(849,026)
Managed Volatility Conservative Portfolio	Currency	Receivable/payable for futures variation margin[1]	Futures	$44,577	$(330,986)
	Equity	Receivable/payable for futures variation margin[1]	Futures	3,499,676	—
				$3,544,253	$(330,986)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Portfolios of investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2022:
		Statements of operations location - Net realized gain (loss) on:
Portfolio	Risk	Futures contracts
Managed Volatility Growth Portfolio	Currency	$29,549,960
	Equity	69,667,805
	Total	$99,217,765
Managed Volatility Balanced Portfolio	Currency	$11,561,128
	Equity	22,660,113
	Total	$34,221,241
Managed Volatility Moderate Portfolio	Currency	$2,082,938
	Equity	4,345,030
	Total	$6,427,968
Managed Volatility Conservative Portfolio	Currency	$149,817
	Equity	(1,527,352)
	Total	$(1,377,535)
24

Derivative instruments, continued

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2022:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Futures contracts
Managed Volatility Growth Portfolio	Currency	$(6,100,757)
	Equity	48,863,577
	Total	$42,762,820
Managed Volatility Balanced Portfolio	Currency	$(3,076,863)
	Equity	27,666,519
	Total	$24,589,656
Managed Volatility Moderate Portfolio	Currency	$(744,564)
	Equity	6,502,729
	Total	$5,758,165
Managed Volatility Conservative Portfolio	Currency	$(290,167)
	Equity	3,225,916
	Total	$2,935,749
4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Variable Trust Advisers LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are wholly owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated Funds Assets) and (b) a fee on assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust (excluding 500 Index Trust, International Equity Index Trust and Total Bond Market Trust), John Hancock Funds II ( JHF II) and John Hancock Funds III. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of the Trust and JHF II.
The rates, outlined below, are applied to the Affiliated Funds Assets and Other Assets of each portfolio.
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated Funds Assets	0.050%	0.040%
Other Assets	0.500%	0.490%
Expense reimbursements. The Advisor has voluntarily agreed to waive its management fee or reimburse the portfolios so that the aggregate management fee retained by the Advisor with respect to both the portfolios and the underlying investments does not exceed 0.50% of the portfolios’ first $7.5 billion of aggregate daily net assets and 0.49% of the portfolios’ aggregate net assets in excess of $7.5 billion. In addition, the Advisor voluntarily agreed to waive its management fees and/or reduce expenses by 0.01% of each portfolio’s average net assets. These voluntary waivers may be terminated at any time by the Advisor upon notice to the Trust.
For the year ended December 31, 2022, the expense reductions described above amounted to the following:
	Expense reimbursement by class
Portfolio	Series I	Series II	Series NAV	Total
Managed Volatility Growth Portfolio	$437,732	$4,199,298	$838,688	$5,475,718
Managed Volatility Balanced Portfolio	329,581	2,733,934	904,723	3,968,238
Managed Volatility Moderate Portfolio	127,783	812,629	94,833	1,035,245
Managed Volatility Conservative Portfolio	94,407	433,556	42,373	570,336
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2022, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Managed Volatility Growth Portfolio	0.10%
Managed Volatility Balanced Portfolio	0.09%
25

Fees and transactions with affiliates, continued

Portfolio	Net Annual Effective Rate
Managed Volatility Moderate Portfolio	0.09%
Managed Volatility Conservative Portfolio	0.09%
Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended December 31, 2022, amounted to an annual rate of 0.02% of each portfolios' average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:
Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%
Currently only 0.05% for Series I shares and 0.25% for Series II shares are charged for 12b-1 fees.
Distribution and service fees for the year ended December 31, 2022 were:
	Distribution and service fees by class
Portfolio	Series l	Series ll	Total
Managed Volatility Growth Portfolio	$244,613	$11,732,778	$11,977,391
Managed Volatility Balanced Portfolio	199,866	8,289,895	8,489,761
Managed Volatility Moderate Portfolio	83,565	2,657,656	2,741,221
Managed Volatility Conservative Portfolio	61,693	1,416,810	1,478,503
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
6.  Portfolio share transactions
Transactions in portfolios' shares for the years ended December 31, 2022 and 2021 were as follows:
Managed Volatility Growth Portfolio	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	259,078	$2,984,326	1,186,756	$15,439,696
Issued in reorganization (Note 10)	—	—	3,852,981	49,740,247
Distributions reinvested	1,918,864	20,688,808	965,165	12,840,098
Repurchased	(4,880,461)	(57,921,518)	(6,985,500)	(90,373,670)
Net decrease	(2,702,519)	$(34,248,384)	(980,598)	$(12,353,629)
Series II shares
Sold	78,113	$959,213	—	—
Issued in reorganization (Note 10)	—	—	4,486,392	$57,641,045
Distributions reinvested	17,599,553	188,720,320	8,447,959	111,959,398
Repurchased	(48,297,668)	(562,034,353)	(78,375,846)	(1,004,293,790)
Net decrease	(30,620,002)	$(372,354,820)	(65,441,495)	$(834,693,347)
Series NAV shares
Sold	1,073,406	$12,537,510	1,172,725	$15,375,759
Issued in reorganization (Note 10)	—	—	18,679,577	241,604,079
Distributions reinvested	3,812,191	41,176,056	1,778,491	23,712,732
Repurchased	(3,334,321)	(39,026,312)	(4,610,087)	(59,821,545)
Net increase	1,551,276	$14,687,254	17,020,706	$220,871,025
Total net decrease	(31,771,245)	$(391,915,950)	(49,401,387)	$(626,175,951)
Managed Volatility Balanced Portfolio	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	479,900	$5,258,284	322,670	$4,013,738
Distributions reinvested	2,106,503	21,054,525	953,610	11,926,210
Repurchased	(4,687,107)	(51,341,147)	(5,827,682)	(71,468,953)
Net decrease	(2,100,704)	$(25,028,338)	(4,551,402)	$(55,529,005)
26

Portfolio share transactions, continued

Managed Volatility Balanced Portfolio, Cont'd	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series II shares
Sold	142,911	$1,451,809	7,258	$85,719
Distributions reinvested	16,973,528	168,108,762	7,501,059	93,058,090
Repurchased	(39,924,506)	(436,099,427)	(55,874,499)	(679,650,596)
Net decrease	(22,808,067)	$(266,538,856)	(48,366,182)	$(586,506,787)
Series NAV shares
Sold	315,779	$3,499,099	546,972	$6,685,449
Distributions reinvested	5,916,577	59,310,423	2,563,135	32,156,787
Repurchased	(5,978,105)	(65,438,592)	(5,841,110)	(71,931,647)
Net increase (decrease)	254,251	$(2,629,070)	(2,731,003)	$(33,089,411)
Total net decrease	(24,654,520)	$(294,196,264)	(55,648,587)	$(675,125,203)
Managed Volatility Moderate Portfolio	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	351,661	$3,689,042	453,100	$5,397,869
Distributions reinvested	965,629	9,278,308	441,216	5,306,189
Repurchased	(1,753,009)	(18,605,765)	(2,814,639)	(33,524,575)
Net decrease	(435,719)	$(5,638,415)	(1,920,323)	$(22,820,517)
Series II shares
Sold	204,166	$2,142,213	178,498	$2,062,232
Distributions reinvested	5,901,847	56,172,680	2,723,941	32,485,922
Repurchased	(14,061,271)	(147,959,580)	(17,248,540)	(203,873,928)
Net decrease	(7,955,258)	$(89,644,687)	(14,346,101)	$(169,325,774)
Series NAV shares
Sold	265,734	$2,820,935	613,790	$7,364,190
Distributions reinvested	733,767	7,064,870	323,530	3,897,089
Repurchased	(745,182)	(7,901,209)	(1,240,170)	(14,641,263)
Net increase (decrease)	254,319	$1,984,596	(302,850)	$(3,379,984)
Total net decrease	(8,136,658)	$(93,298,506)	(16,569,274)	$(195,526,275)
Managed Volatility Conservative Portfolio	Year Ended 12-31-22		Year Ended 12-31-21
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,069,136	$11,311,610	1,210,490	$14,356,246
Distributions reinvested	335,555	3,234,492	376,710	4,396,341
Repurchased	(2,502,774)	(25,900,921)	(2,416,337)	(28,684,578)
Net decrease	(1,098,083)	$(11,354,819)	(829,137)	$(9,931,991)
Series II shares
Sold	499,644	$5,259,833	426,503	$5,015,835
Distributions reinvested	1,457,151	13,926,746	1,699,472	19,648,197
Repurchased	(8,841,447)	(91,501,271)	(11,907,190)	(139,021,041)
Net decrease	(6,884,652)	$(72,314,692)	(9,781,215)	$(114,357,009)
Series NAV shares
Sold	342,401	$3,635,581	485,010	$5,709,925
Distributions reinvested	163,525	1,581,162	163,307	1,910,753
Repurchased	(378,336)	(4,026,919)	(397,467)	(4,697,703)
Net increase	127,590	$1,189,824	250,850	$2,922,975
Total net decrease	(7,855,145)	$(82,479,687)	(10,359,502)	$(121,366,025)
Affiliates of the Trust owned 100% of shares of the portfolios on December 31, 2022. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended December 31, 2022:

Portfolio	Purchases	Sales
Managed Volatility Growth Portfolio	$848,107,944	$959,719,459
Managed Volatility Balanced Portfolio	507,139,124	716,305,542
Managed Volatility Moderate Portfolio	135,401,875	216,625,605
Managed Volatility Conservative Portfolio	57,383,258	130,900,002
27

8.  Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each affiliated underlying funds’ net assets. At December 31, 2022, the following portfolios held 5% or more of the net assets of the affiliated underlying funds shown below:
Portfolio	Affiliated Fund	Percentage of underlying fund net assets
Managed Volatility Growth Portfolio
	Multifactor Developed International ETF	37.8%
	Multifactor Small Cap ETF	35.0%
	Strategic Equity Allocation Trust	24.3%
	Equity Income Trust	22.6%
	Multifactor Emerging Markets ETF	18.6%
	Mid Value Trust	18.5%
	Core Bond Trust	17.5%
	Select Bond Trust	17.0%
	Blue Chip Growth Trust	15.8%
	Mid Cap Growth Trust	15.8%
	Small Cap Value Trust	15.1%
	Emerging Markets Equity Fund	13.5%
	Small Cap Growth Fund	8.6%
	Fundamental Large Cap Core Fund	7.8%
Managed Volatility Balanced Portfolio
	Core Bond Trust	23.9%
	Select Bond Trust	23.1%
	Multifactor Developed International ETF	17.2%
	Multifactor Small Cap ETF	16.4%
	Equity Income Trust	14.6%
	Strategic Equity Allocation Trust	13.5%
	Blue Chip Growth Trust	10.1%
	Small Cap Value Trust	9.6%
	Multifactor Emerging Markets ETF	9.1%
	Mid Value Trust	8.5%
	Mid Cap Growth Trust	6.8%
	Emerging Markets Equity Fund	6.5%
Managed Volatility Moderate Portfolio
	Core Bond Trust	8.0%
	Select Bond Trust	7.8%
Managed Volatility Conservative Portfolio
	Core Bond Trust	5.8%
	Select Bond Trust	5.7%
9.  Investment in affiliated underlying funds
Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Managed Volatility Growth Portfolio
Blue Chip Growth	12,433,214	$352,690,836	$116,618,891	$(37,429,052)	$(16,833,605)	$(189,632,895)	—	$74,021,994	$225,414,175
Bond	29,551,562	529,351,860	23,336,429	(69,708,276)	(3,803,088)	(85,254,607)	$16,586,428	—	393,922,318
Core Bond	12,500,153	184,009,300	10,017,551	(29,594,647)	(2,788,497)	(24,392,022)	3,267,551	—	137,251,685
Emerging Markets Equity	28,115,829	331,931,518	27,416,599	(18,108,089)	(2,768,078)	(91,896,127)	3,280,671	—	246,575,823
Equity Income	22,431,314	424,204,823	43,281,162	(105,187,003)	286,617	(52,584,843)	6,094,526	36,080,768	310,000,756
Fundamental Large Cap Core	6,563,329	493,272,282	44,786,490	(51,327,940)	15,854,489	(151,381,566)	2,130,958	20,196,934	351,203,755
John Hancock Collateral Trust	11,790,497	—	1,158,848,512	(1,040,986,659)	(5,940)	(463)	1,279,045	—	117,855,450
28

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Mid Cap Growth	11,599,226	$121,529,824	$68,813,546	$(23,742,148)	$(8,967,496)	$(69,131,635)	—	$38,046,914	$88,502,091
Mid Value	10,704,965	142,433,245	15,789,237	(35,284,533)	2,329,717	(19,823,761)	$1,003,701	12,397,322	105,443,905
Multifactor Developed International ETF	5,941,153	224,620,250	11,899,125	(34,267,259)	3,684,643	(38,571,508)	4,918,856	—	167,365,251
Multifactor Emerging Markets ETF	5,421,801	145,079,397	14,847,591	(4,979,690)	394,755	(29,610,488)	3,508,181	—	125,731,565
Multifactor Mid Cap ETF	2,633,526	169,253,316	5,185,717	(26,700,790)	8,510,485	(33,684,428)	1,460,575	—	122,564,300
Multifactor Small Cap ETF	3,707,358	151,971,238	3,706,316	(19,955,230)	3,931,161	(26,245,404)	1,310,228	—	113,408,081
Select Bond Trust	88,242,204	1,355,230,471	41,654,551	(162,151,653)	(12,613,224)	(211,746,907)	32,965,209	8,689,342	1,010,373,238
Small Cap Growth	2,594,431	54,849,407	9,194,120	(10,575,093)	(1,544,026)	(17,963,310)	—	—	33,961,098
Small Cap Value	4,846,149	84,818,601	17,447,040	(19,272,914)	3,988,057	(21,993,921)	573,197	10,035,930	64,986,863
Strategic Equity Allocation Trust	110,333,837	2,294,907,347	368,506,119	(292,722,571)	37,294,814	(730,911,390)	27,998,587	299,142,058	1,677,074,319
					$26,950,784	$(1,794,825,275)	$106,377,713	$498,611,262	$5,291,634,673
Managed Volatility Balanced Portfolio
Blue Chip Growth	7,915,138	$227,297,182	$72,731,596	$(23,260,327)	$(12,306,364)	$(120,960,640)	—	$48,175,632	$143,501,447
Bond	40,437,410	720,842,297	25,778,758	(85,727,481)	(5,102,193)	(116,760,708)	$22,778,757	—	539,030,673
Core Bond	17,065,171	250,047,042	7,504,735	(33,012,206)	(5,633,173)	(31,530,822)	4,504,735	—	187,375,576
Emerging Markets Equity	13,617,576	162,412,942	10,563,864	(7,519,982)	(1,050,908)	(44,979,772)	1,573,560	—	119,426,144
Equity Income	14,525,410	274,361,033	27,436,318	(67,001,660)	(184,200)	(33,870,320)	3,964,676	23,471,643	200,741,171
Fundamental Large Cap Core	3,851,680	289,524,868	23,727,844	(27,259,963)	8,454,458	(88,343,826)	1,250,549	11,852,540	206,103,381
John Hancock Collateral Trust	7,242,044	—	658,399,050	(586,006,368)	(2,825)	169	702,286	—	72,390,026
Mid Cap Growth	5,011,067	54,056,377	29,873,341	(11,493,754)	(5,117,535)	(29,083,989)	—	16,838,831	38,234,440
Mid Value	4,884,647	65,597,552	6,415,646	(15,882,094)	1,521,130	(9,538,464)	457,986	5,656,865	48,113,770
Multifactor Developed International ETF	2,702,825	101,622,338	4,799,932	(14,288,790)	1,477,108	(17,470,656)	2,247,742	—	76,139,932
Multifactor Emerging Markets ETF	2,663,687	70,821,126	8,026,235	(2,768,688)	278,474	(14,586,245)	1,724,495	—	61,770,902
Multifactor Mid Cap ETF	1,474,789	96,063,745	1,319,161	(14,299,108)	4,578,624	(19,025,742)	820,664	—	68,636,680
Multifactor Small Cap ETF	1,736,056	72,140,364	643,538	(9,046,914)	1,830,177	(12,461,212)	614,695	—	53,105,953
Select Bond Trust	120,105,530	1,835,355,675	57,234,487	(211,333,885)	(21,252,196)	(284,795,759)	45,295,094	11,939,392	1,375,208,322
Small Cap Growth	1,452,468	30,944,541	4,864,812	(5,955,464)	(386,267)	(10,454,812)	—	—	19,012,810
Small Cap Value	3,077,509	54,668,294	9,667,546	(11,310,828)	2,169,267	(13,924,885)	373,565	6,540,640	41,269,394
Strategic Equity Allocation Trust	61,126,506	1,281,437,978	203,639,102	(166,586,926)	15,806,869	(405,174,137)	15,724,956	168,008,322	929,122,886
					$(14,919,554)	$(1,252,961,820)	$102,033,760	$292,483,865	$4,179,183,507
Managed Volatility Moderate Portfolio
Blue Chip Growth	1,920,003	$55,131,904	$19,916,442	$(7,797,097)	$(2,775,559)	$(29,666,034)	—	$11,794,012	$34,809,656
Bond	13,618,087	244,794,398	8,473,583	(30,387,789)	(1,897,222)	(39,453,868)	$7,723,583	—	181,529,102
Core Bond	5,753,049	85,060,033	2,277,235	(11,544,884)	(2,124,621)	(10,499,280)	1,527,235	—	63,168,483
29

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Emerging Markets Equity	2,634,787	$29,863,100	$3,408,320	$(1,664,743)	$(250,316)	$(8,249,275)	$303,638	—	$23,107,086
Equity Income	3,704,280	70,370,499	7,258,353	(17,752,859)	141,180	(8,824,022)	1,018,707	$6,030,940	51,193,151
Fundamental Large Cap Core	918,332	68,472,338	7,383,239	(7,902,990)	2,607,621	(21,420,274)	298,161	2,825,927	49,139,934
John Hancock Collateral Trust	1,839,735	—	156,369,923	(137,979,755)	(607)	64	153,148	—	18,389,625
Mid Cap Growth	1,384,440	15,109,366	8,549,934	(3,461,258)	(1,699,300)	(7,935,463)	—	4,700,883	10,563,279
Mid Value	1,256,744	16,542,172	1,908,175	(4,044,369)	457,433	(2,484,481)	117,833	1,455,424	12,378,930
Multifactor Developed International ETF	394,488	14,999,257	816,887	(2,362,950)	236,566	(2,576,836)	329,811	—	11,112,924
Multifactor Emerging Markets ETF	418,977	13,007,045	85,816	(833,990)	64,051	(2,606,845)	281,922	—	9,716,077
Multifactor Mid Cap ETF	187,918	12,213,234	428,164	(2,077,132)	651,415	(2,469,977)	105,276	—	8,745,704
Multifactor Small Cap ETF	234,083	9,808,416	322,307	(1,544,856)	302,719	(1,727,987)	83,305	—	7,160,599
Select Bond Trust	40,501,080	624,449,309	19,409,333	(76,158,851)	(7,909,335)	(96,053,094)	15,360,452	4,048,882	463,737,362
Small Cap Growth	345,240	7,169,362	1,325,376	(1,418,113)	(27,319)	(2,530,109)	—	—	4,519,197
Small Cap Value	627,895	11,393,562	1,949,117	(2,478,151)	646,051	(3,090,512)	78,467	1,373,859	8,420,067
Strategic Equity Allocation Trust	13,996,543	295,108,430	49,116,811	(41,926,919)	4,088,341	(93,639,203)	3,627,829	38,760,392	212,747,460
					$(7,488,902)	$(333,227,196)	$31,009,367	$70,990,319	$1,170,438,636
Managed Volatility Conservative Portfolio
Blue Chip Growth	582,450	$17,159,208	$8,975,139	$(5,303,971)	$(709,311)	$(9,561,246)	—	$3,648,121	$10,559,819
Bond	9,940,974	181,367,308	5,846,026	(24,088,386)	(1,611,227)	(29,000,543)	$5,690,938	—	132,513,178
Core Bond	4,183,754	62,824,849	1,250,749	(8,817,244)	(1,210,482)	(8,110,249)	1,123,666	—	45,937,623
Emerging Markets Equity	717,443	8,538,615	1,199,974	(958,748)	(97,420)	(2,390,444)	82,680	—	6,291,977
Equity Income	1,123,328	21,530,004	2,982,575	(6,342,102)	633,495	(3,279,573)	310,128	1,836,017	15,524,399
Fundamental Large Cap Core	253,993	19,113,742	3,534,210	(3,851,593)	1,031,817	(6,237,001)	81,569	773,100	13,591,175
John Hancock Collateral Trust	784,155	—	64,996,587	(57,158,334)	7	(6)	60,581	—	7,838,254
Multifactor Developed International ETF	—	406,275	32,241	(381,938)	35,052	(91,630)	6,080	—	—
Multifactor Emerging Markets ETF	111,353	3,569,423	157,954	(461,426)	36,376	(720,051)	75,361	—	2,582,276
Multifactor Mid Cap ETF	189,293	11,398,396	1,113,159	(2,002,645)	639,180	(2,338,394)	103,247	—	8,809,696
Multifactor Small Cap ETF	227,392	8,537,238	1,110,217	(1,449,258)	335,174	(1,577,450)	78,659	—	6,955,921
Select Bond Trust	29,482,399	461,361,476	14,850,933	(61,845,937)	(6,671,533)	(70,121,468)	11,312,627	2,981,910	337,573,471
Strategic Equity Allocation Trust	3,790,424	80,224,383	15,831,662	(14,064,567)	264,354	(24,641,382)	986,326	10,538,089	57,614,450
					$(7,324,518)	$(158,069,437)	$19,911,862	$19,777,237	$645,792,239
30

10.  Reorganization
On April 6, 2021, the shareholders of Managed Volatility Aggressive Portfolio (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Managed Volatility Growth Portfolio (the Acquiring Portfolio) with a value equal to the net assets transferred.
The Agreement provided for (a) the acquisition of all the assets, subject to all the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.
The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Advisor and the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 23, 2021. The following outlines the reorganization:
Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Managed Volatility Growth Portfolio	Managed Volatility Aggressive Portfolio	$348,985,371	$56,251,540	32,140,529	27,018,950	$7,295,547,690	$7,644,533,061
See Note 6 for capital shares issued in connection with the above referenced reorganization.
31

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of John Hancock Managed Volatility Balanced Portfolio, John Hancock Managed Volatility Conservative Portfolio, John Hancock Managed Volatility Growth Portfolio and John Hancock Managed Volatility Moderate Portfolio (four of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Portfolios") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
32

John Hancock Variable Insurance Trust
Special shareholder meeting

(Unaudited)
The portfolios held a Special Joint  Meeting of Shareholders on Friday, September 9, 2022. The following proposals were considered by the shareholders:
Proposal 1:To elect eight Trustees as members of the Board of Trustees of the Trust.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	6,312,220,638.454	31,482,911.803
Noni L. Ellison	6,307,344,100.566	36,359,449.691
Dean C. Garfield	6,306,606,071.373	37,097,478.884
Patricia Lizarraga	6,311,739,137.777	31,964,412.480
Frances G. Rathke	6,311,903,223.239	31,800,327.018
Non-Independent Trustees
Andrew G. Arnott	6,312,916,296.440	30,787,253.817
Marianne Harrison	6,309,699,822.026	34,003,728.231
Paul Lorentz	6,312,826,931.728	30,876,618.529
Proposal 2: To approve an amendment to the Declaration of Trust increasing the amount of time permitted between a record date and a shareholder meeting.
THE PROPOSAL PASSED ON September 9, 2022.
	Shares voted	% Of shares voted	% Of outstanding shares
For	6,243,364,216.560	98.419%	97.460%
Against	42,739,643.197	0.674%	0.667%
Abstain/Withheld	57,599,690.500	0.907%	0.899%
Proposal 3: To approve an amendment to the Declaration of Trust modifying certain amendment filing requirements.
THE PROPOSAL PASSED ON September 9, 2022.
	Shares voted	% Of shares voted	% Of outstanding shares
For	6,232,979,077.490	98.255%	97.298%
Against	44,982,081.873	0.709%	0.702%
Abstain/Withheld	65,742,390.894	1.036%	1.026%
33

John Hancock Variable Insurance Trust
Trustees and officers Information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

William H. Cunningham,[2] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

34

John Hancock Variable Insurance Trust
Trustees and officers Information

INDEPENDENT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
NON-INDEPENDENT TRUSTEES[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2012
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

35

John Hancock Variable Insurance Trust
Trustees and officers Information

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-344-1029.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
36

John Hancock Variable Insurance Trust
For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at www.sec.gov.
PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURE All of each fund's holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. Each fund’s Form N-PORT filings are available on the SEC’s website, www.sec.gov.
The report is certiﬁed under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to afﬁrm that, to the best of their knowledge, the information in their ﬁnancial reports is fairly and accurately stated in all material respects.
37

Information Control Center
P.O. Box 772
Boston, MA 02117-0772
More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham
*Noni L. Ellison^
Grace K. Fey
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga
*,^Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott, President
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer
Christopher (Kit) Sechler, Secretary and Chief Legal Officer
Trevor Swanberg, Chief Compliance Officer
†	Non-Independent Trustee
*	Member of the Audit Committee
^   Elected to serve as Independent Trustee effective as of September 9, 2022.
‡   Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
Investment advisor
John Hancock Variable Trust Advisers LLC
Principal distributor
John Hancock Distributors, LLC
JHTLA	12/31
2/23
1115018:1222

American Funds Insurance Series® Annual report for the year ended December 31, 2022

Investing in global
companies for
the long term

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

51	Global Small Capitalization Fund

58	Growth Fund

65	International Fund

70	New World Fund®

84	Washington Mutual Investors Fund

89	Capital World Growth and Income Fund®

97	Growth-Income Fund

103	International Growth and Income Fund

109	Capital Income Builder®

127	Asset Allocation Fund

160	American Funds® Global Balanced Fund

176	The Bond Fund of America®

206	Capital World Bond Fund®

226	American High-Income Trust®

245	American Funds Mortgage Fund®

252	Ultra-Short Bond Fund

254	U.S. Government Securities Fund®

263	Managed Risk Growth Fund

265	Managed Risk International Fund

267	Managed Risk Washington Mutual Investors Fund

269	Managed Risk Growth-Income Fund

271	Managed Risk Asset Allocation Fund

273	Financial statements

Fellow investors:

It is our pleasure to present the annual report for American Funds Insurance Series® for the year ended December 31, 2022.

Regarding the investment environment, global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index1. Communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. equities had their worst year since 2008 as the S&P 500 Index2 fell 18.11%. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. On the upside, energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

European stocks declined as record-high inflation, rising interest rates and the Ukraine invasion combined to hammer the eurozone economy. Gross domestic product growth in the 19-member eurozone decelerated throughout the year, falling to 0.3% in the third quarter from 0.6% in the first quarter. Political turmoil also weighed on markets amid contentious leadership changes in Italy and the United Kingdom. Despite a strong fourth-quarter rally in European stocks, the MSCI Europe Index3 finished the full year down by 15.06%.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID-19, also weighed on equity prices. Overall, the MSCI Emerging Markets Index4 slid 20.09%.

Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index5 lost 12.46% in one of the worst bond market

Past results are not predictive of results in future periods.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes. Source: MSCI.

[1]	Source: MSCI. MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]	Source: MSCI. MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.
[4]	Source: MSCI. MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends net of withholding taxes.
[5]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.

American Funds Insurance Series	1

declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield rose 237 basis points to 3.88%. In this environment, investment-grade (BBB/ Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index6 was down 15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7 fell by 11.18%, while the Bloomberg Municipal Bond Index8 declined 8.53%.

In foreign exchange markets a strong U.S. dollar grew stronger for much of the year, particularly as the Fed raised rates at a faster pace than some other central banks, though there was some reversal of its strength in the last two months of the year. The dollar posted gains of 6.6% and 14.6% against the euro and the yen, respectively.

Looking ahead

Big questions remain about how the U.S. economy will do in 2023. It is possible that the delayed impact of higher rates will keep growth slow, or even cause a mild recession. However, we have confidence in the long-term trajectory of the economy, and the stock market has likely digested much of the potential bad news already, given the decline this year. Investors have reason for hope, as we’ve already taken a measure of pain, in both stocks and bonds. Inflation may persist above the levels we’ve been used to the past decade, but is likely to gently decline over the coming year from the 6.5% mark, published in January 2023. That would be good news on its own, and would also lighten the upward pressure we’ve seen on interest rates this past year. The global negative impact of COVID-19 has already persisted longer than anyone predicted back in early 2020, but should also decline with time, particularly as China has decided to end lockdowns. That will eventually help economic growth.

Thus, as 2023 progresses we may see, out of many fears, a reason for optimism. The ongoing war in Ukraine remains a wild card, and we hope it does not spill over into a larger conflict. That may be the biggest risk to a mildly positive outlook for stocks. There can still be bumps in the road, but with our world-class research, we will continue to focus on finding those companies with the best fundamentals and the best risk-versus-return tradeoffs. We believe that we will find plenty of attractive securities for the long term in this environment. In the event of periods of volatility, we remain committed to our process, and will look for opportunities at that time as well.

Our time-tested process is based on extensive research, a long-term framework and close attention to valuation, and has resulted in superior outcomes for investors over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 13, 2023

Past results are not predictive of results in future periods.

[6]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[7]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2023. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2023, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series® — International Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series® — Washington Mutual Investors Fund and American Funds Insurance Series® — U.S. Government Securities Fund. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth-Income Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series® — Asset Allocation Fund. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund declined 24.54% for the 12 months ended December 31, 2022, compared with a decrease of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the fund, stock selection in the consumer discretionary sector was the top contributor to relative returns. A larger-than-index position in health care firm Cigna was among the top individual contributors to the fund, with returns that outpaced the broader market. On the downside, stock selections within the information technology sector weighed on results. Netherlands-based payments firm Adyen was among the top individual detractors, with returns that lagged the broader market in a weak sector overall.

On a geographic basis, stocks of companies domiciled in Hong Kong and France were among the top contributors to results, while stocks of companies based in the United States and the Netherlands were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Gross expense ratio	Net expense ratio

Class 1	–24.54%	7.33%	10.43%	9.57%	0.52%	0.41%
Class 1A	–24.73	7.07	10.16	9.30	0.77	0.66
Class 2	–24.74	7.06	10.15	9.30	0.77	0.66
Class 4	–24.92	6.80	9.92	9.04	1.02	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund declined 29.37% for the 12 months ended December 31, 2022. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, declined 18.67%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selection within the health care sector was a positive contributor to relative returns. A larger-than-index investment in medical technology firm Haemonetics was among the fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector weighed on returns. Within individual securities, India-based cloud platform provider Tanla Platforms was a top detractor, as its stock lagged the broader market.

Geographically, investments in companies domiciled in Hong Kong and Korea were overall additive to returns, while investments in those domiciled in China and the United States were detractors, overall.

In a turbulent year for markets across the board, the fund’s results for the past 12 months have been disappointing. However, with analysts’ full-time return to the road after COVID-19-related pauses, fund managers remain confident in the primary research capabilities underpinning investment decisions, and optimistic for the outlook ahead. While cognizant of the possibility of recession in the short term, managers remain committed to investing in companies with long-term potential.

6	American Funds Insurance Series

Global Small Capitalization Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Gross expense ratio	Net expense ratio

Class 1	–29.37%	3.05%	7.10%	8.39%	0.70%	0.66%
Class 1A	–29.54	2.80	6.84	8.13	0.95	0.91
Class 2	–29.55	2.79	6.84	8.13	0.95	0.91
Class 4	–29.69	2.54	6.58	7.86	1.20	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund declined 29.75% for the 12 months ended December 31, 2022, compared with a decrease of 18.11% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selection within the materials sector was the top contributor to relative returns. A position in energy industry firm Halliburton buoyed results as its stock outpaced the broader industry. On the downside, investments within the communication services sector weighed on results. A position in Tesla was the top individual detractor to returns.

The overall uncertain economic environment and challenges of inflation are very real concerns. The fund’s managers believe it is well-positioned for the road ahead and continue to focus on capital appreciation and selecting companies best suited for this challenging economic environment. Portfolio managers remain confident their time-tested investment approach, based on thorough research and robust debate with an eye on valuation, can continue to deliver superior outcomes for investors over the long-term.

8	American Funds Insurance Series

Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–29.75%	11.42%	13.93%	12.65%	0.34%
Class 1A	–29.93	11.14	13.65	12.37	0.59
Class 2	–29.94	11.14	13.64	12.37	0.59
Class 3	–29.89	11.22	13.72	12.45	0.52
Class 4	–30.11	10.86	13.38	12.09	0.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 20.57% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, stock selection within the energy sector boosted relative returns. Within individual securities, a higher-than-index position in Petroleo Brasileiro was a top contributor as the stock significantly outpaced the market overall. On the downside, stock selection within the information technology sector dragged on returns. A larger-than-index position in South Korean chipmaker SK Hynix was among the top individual detractors.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. In this uncertain environment, the fund’s managers endeavor to maintain a portfolio with a healthy balance of well-managed companies across sectors.

10	American Funds Insurance Series

International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	–20.57%	–0.78%	4.18%	7.07%	0.53%
Class 1A	–20.80	–1.03	3.92	6.80	0.78
Class 2	–20.79	–1.03	3.92	6.80	0.78
Class 3	–20.76	–0.97	3.98	6.87	0.71
Class 4	–21.02	–1.29	3.67	6.54	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 21.86% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 18.36%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), fell by 20.09%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, the Federal Reserve’s aggressive interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID-19, also weighed on equity prices. However, a few countries, including Brazil, were able to separate from the group by benefiting from some stronger fundamentals.

Within the portfolio, a higher-than-benchmark position in the materials sector was beneficial to the fund’s relative returns. Brazilian mining company Vale was a top individual contributor, as its stock saw returns that outpaced the broader market. Indian energy company Reliance Industries was also a relative contributor. On the downside, stock selection within the health care sector dragged on relative returns. Among individual securities, a larger-than-benchmark position in Singapore-based Sea Ltd. was a top detractor to results.

The investment environment has become much more challenging over the last year, with a wide range of uncertainties affecting equity prices – including global shifts in monetary policy, elevated geopolitical tensions and the potential for widespread recession. The portfolio managers believe the fund’s flexibility in seeking investments in both the developed world and emerging markets will provide significant opportunities in these periods of volatility. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

12	American Funds Insurance Series

New World Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	–21.86%	2.58%	4.53%	7.45%	0.64%	0.57%
Class 1A	–22.09	2.32	4.27	7.18	0.89	0.82
Class 2	–22.10	2.32	4.27	7.18	0.89	0.82
Class 4	–22.25	2.07	4.02	6.92	1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	13

Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund declined 8.28% for the 12 months ended December 31, 2022. Its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell by 18.11%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selections in the consumer discretionary and information technology sectors were additive to relative returns. Among individual securities, a higher-than-benchmark position in Unitedhealth Group was a top contributor, as the stock outpaced the broader market. On the downside, security selections within the financials and real estate sectors were top detractors. A lower-than-index position in Exxon Mobil weighed on relative returns as the stock outpaced the market overall.

Looking ahead, the fund’s portfolio managers are keeping a close watch on monetary policy, inflation, and other global issues, along with the resulting implications for the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since July 5,2001)	Gross expense ratio	Net expense ratio

Class 1	–8.28%	7.37%	11.57%	6.97%	0.40%	0.25%
Class 1A	–8.45	7.11	11.30	6.71	0.65	0.50
Class 2	–8.45	7.11	11.30	6.70	0.65	0.50
Class 4	–8.69	6.84	11.08	6.47	0.90	0.75

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	15

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund declined 17.13% for the 12 months ended December 31, 2022, compared with a decline of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, a higher-than-index position and stock selection within the materials sector was a top contributor to relative returns. Results were also buoyed by holdings in Vale, a Brazil-based mining company, which saw returns over the period that outpaced the broader market. On the downside, stock selection within the communication services and financials sectors were among the top detractors to returns. A position in Sberbank Russia weighed on returns as the stock saw sharp declines due to Russia’s invasion of Ukraine and related consequences.

On a geographical basis, stocks domiciled in the United States and Brazil contributed the most to relative returns, while holdings in Japan and Russia dragged.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. Against this uncertainty, the fund’s managers remain committed to finding companies that can grow regardless of macro environment and investing in those that have shown a strong tendency to pay a dividend through difficult economic conditions.

16	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	–17.13%	4.36%	8.04%	6.40%	0.53%	0.42%
Class 1A	–17.29	4.10	7.79	6.15	0.78	0.67
Class 2	–17.33	4.10	7.77	6.14	0.78	0.67
Class 4	–17.57	3.83	7.53	5.89	1.03	0.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund fell 16.28% for the 12 months ended December 31, 2022, compared with a decline of 18.11% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, investments within the information technology and industrials sectors were top contributors to the fund’s relative returns. An out-of-benchmark position in energy company Canadian Natural Resources was a top individual contributor, as the stock outpaced the market overall. On the downside, security selections within the communications and financials sectors dragged on portfolio returns. Netflix was the fund’s top individual detractor owing to a larger-than-benchmark position and returns that lagged the market overall.

Looking ahead, uncertainty in the macroeconomic outlook and in the trajectory of inflation and interest rates will likely continue. Stock valuations have started to come down to reflect investor concerns, although corporate earnings outlooks may not have bottomed. The fund’s portfolio managers will take advantage of volatility to build positions in companies and stocks in which they see long term value. The current environment should provide opportunities for finding investments with attractive risk-adjusted return potential.

18	American Funds Insurance Series

Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–16.28%	8.09%	11.82%	11.01%	0.28%
Class 1A	–16.48	7.83	11.55	10.74	0.53
Class 2	–16.50	7.83	11.54	10.74	0.53
Class 3	–16.43	7.91	11.62	10.82	0.46
Class 4	–16.70	7.56	11.28	10.47	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund fell 15.00% for the 12 months ended December 31, 2022, compared with a decline of 16.00% in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selections within the consumer discretionary and consumer staples sectors were additive to relative results. Within individual securities, British American Tobacco was a top contributor owing to returns that outpaced the broader market. On the downside, security selections within the financials and energy sectors detracted from returns. Positions in Russian firms Sberbank and Gazprom were among the top individual detractors as their stocks saw declines due to the Russian invasion of Ukraine and related consequences.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. In this environment, valuations remain depressed, particularly outside the United States. The fund’s managers continue to focus on businesses they believe will provide good value over the long-term, as guided by the fundamental, global research that underpins investment decisions.

20	American Funds Insurance Series

International Growth and Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	–15.00%	0.88%	3.86%	6.91%	0.55%
Class 1A	–15.31	0.61	3.60	6.64	0.80
Class 2	–15.25	0.62	3.60	6.64	0.80
Class 4	–15.52	0.35	3.37	6.40	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, declined 6.90% for the 12 months ended December 31, 2022. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index1 fell 16.59%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), fell 18.36%. The Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, fell 13.01%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply.

The overall portfolio has protected the absolute downside for investors. In the equity portfolio, stock selection in consumer staples was a top contributor to relative returns. Investment in aerospace, within the industrials sector, was also additive, as was a position in the energy sector. On the downside, stock selection within financials detracted from returns. Overall, dividend-paying companies have done better than the broader market.

The fund’s fixed income portfolio outpaced its benchmark and was additive to relative returns overall. Duration positioning within the portfolio was a primary driver of returns, while curve positioning and security selection detracted.

The fund’s portfolio managers are cautious given the impact of a potential U.S. recession on earnings and dividends, but also aware that markets tend to bottom three to six months ahead of a recession and are therefore ready to revisit early cyclical investment ideas. With the strength of the U.S. dollar reversing, we believe the fund’s exposure to global markets is well-positioned. The fund also remains well-positioned to use its geographic flexibility to pursue dividend-paying investment opportunities around the world. Fund managers remain loyal to the fund’s objective and optimistic about the companies with growing dividends that were selected for this portfolio through fundamental, bottom-up security selection.

22	American Funds Insurance Series

Capital Income Builder® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	–6.90%	4.35%	4.33%	0.41%	0.27%
Class 1A	–7.06	4.10	4.08	0.66	0.52
Class 2	–7.13	4.09	4.14	0.66	0.52
Class 4	–7.37	3.83	3.81	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 13.19% for the 12 months ended December 31, 2022. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index1 declined 15.79%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%, while the Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, fell by 13.01%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply.

In the equity portfolio, investment selection within the consumer discretionary sector was the top contributor to relative returns on a sector basis. Results were buoyed by an off-benchmark holding in food services company Aramark and a higher-than-index position in Philip Morris, which saw returns that significantly outpaced the market overall. On the downside, stock selections within the energy and financials sectors weighed on relative returns. Within energy, Exxon Mobil – which the fund did not hold – weighed on relative results as its stock outpaced the broader market. A higher-than-benchmark holding in Charter Communications was among the top individual detractors, as returns lagged the broader market.

The fund’s fixed income investments were additive to relative returns overall. Duration positioning within Treasuries and mortgage-backed securities (MBS) contributed positively to results. Sector and security selections detracted. An out-of-benchmark position within U.S. Treasury Inflation-Protected Securities (TIPS) also weighed on returns.

In the wake of market selloffs and rotations like the one seen in 2022, opportunities often abound for the long-term investor. Fund managers note that many sound companies with outstanding long-term prospects are trading at attractive valuations because the market is focused on the short term. Managers are focused on differentiating between companies whose fundamental outlook has changed versus those facing more transient issues, and where valuations are attractive. In addition, their portfolios are balanced across a broad array of cyclical and market exposures.

24	American Funds Insurance Series

Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	–13.19%	5.59%	8.37%	8.22%	0.30%
Class 1A	–13.43	5.32	8.11	7.95	0.55
Class 2	–13.41	5.33	8.10	7.95	0.55
Class 3	–13.37	5.40	8.18	8.03	0.48
Class 4	–13.66	5.06	7.87	7.69	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	25

American Funds® Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Global Balanced Fund declined 14.33% for the 12 months ended December 31, 2022. Over the same period, the fund’s index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index1 fell 17.33%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was down 18.36%, while the Bloomberg Global Aggregate Index,3 a measure of global investment-grade bonds (rated BBB/Baa and above), declined 16.25%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses. Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index4 lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies.

The fund declined overall but outpaced its primary benchmark index. Within the equity portfolio, stock selection in the communication services sector was a top contributor to relative results. A lower-than-benchmark position in Amazon was additive to portfolio relative returns as the stock lagged the market overall. On the downside, stock selection within the materials sector weighed on returns. A higher-than-benchmark holding in Home Depot was a top detractor among individual stocks. The fund’s fixed income investments detracted from relative results. A small exposure to Russian bonds weighed on relative returns, while overall sector selection was positive, owing mostly to holdings in euro-denominated assets.

Investors face an ongoing combination of risks in the year ahead, with likely weak economic growth, high inflation and geopolitical risk continuing. Among stock sectors, fund managers believe sectors such as U.S. utilities and health care may provide attractive investment opportunities as renewable energy incentives and demographic changes are expected to aid growth. They are also closely watching the U.S. dollar, whose strength has weighed on non-U.S. holdings in the portfolio and is expected to remain strong into 2023. The fund’s fixed income portfolio remains cautiously positioned in the current inflationary environment, but managers are confident in the long-term opportunities in bond markets that are now delivering meaningful income for the first time in years. As always, they continue to focus on core principals of global research, individual security selection and bottom-up fundamental analysis to underpin investment decisions.

26	American Funds Insurance Series

American Funds® Global Balanced Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	–14.33%	3.65%	5.52%	5.23%	0.51%	0.50%
Class 1A	–14.56	3.41	5.28	4.99	0.76	0.75
Class 2	–14.56	3.40	5.25	4.97	0.76	0.75
Class 4	–14.73	3.13	5.12	4.81	1.01	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Source: Bloomberg Index Services Ltd. The Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	27

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America declined 12.26% for the 12 months ended December 31, 2022. The fund’s benchmark, Bloomberg U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was down 13.01%.

U.S. fixed income markets fell across the board. The U.S. Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index3 returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

Over the period, the largest contributions to relative results came from duration positioning and agency mortgage-backed securities (MBS). The fund’s lower-than-benchmark duration helped reduce interest rate sensitivity as rates moved higher and bond prices fell over the period. A lower position in MBS also helped, relative to the benchmark, as spreads widened materially. On the downside, yield curve positioning and a modest position in emerging markets and high-yield bonds detracted from results.

The market and economic environments in 2023 look very different than last year. Inflation appears to have peaked and is on the decline, the Fed has guided to a peak federal funds rate of around 5% to be reached in the first half of 2023, and the market is gearing for an economic slowdown or recession. In response, yields have moved higher and spreads on risky assets have moved wider, making valuations more attractive for fixed income investors.

The fund’s managers have a conservative outlook on the economy and believe that while valuations are more attractive, they do not fully compensate investors for the risk of a deeper economic downturn in the coming year. Managers have added duration, corporate bonds and structured products like agency mortgage-backed securities to effectively eliminate lower-than-benchmark positions but have not moved significantly higher than the benchmark. Interest rate positioning is concentrated in intermediate securities around five-year maturities, which managers believe will benefit the portfolio if inflation and the economy continue to slow and the Fed ends the rate-hike cycle in the first half of 2023.

As the year progresses and managers gain more confidence on either the direction of the economy or valuations, they expect to take more meaningful positions relative to the benchmark. As always, research-driven security selection is expected to be an important driver of future investment results.

28	American Funds Insurance Series

The Bond Fund of America® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	–12.26%	1.02%	1.62%	4.04%	0.38%	0.21%
Class 1A	–12.49	0.78	1.37	3.79	0.63	0.46
Class 2	–12.58	0.76	1.36	3.78	0.63	0.46
Class 4	–12.75	0.51	1.12	3.53	0.88	0.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[4]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund declined 17.43% for the 12 months ended December 31, 2022. The fund’s benchmark, the Bloomberg Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above), was down 16.25%.

Bonds plummeted in the face of soaring inflation, which rose in part due to energy price shocks resulting from Russia’s invasion of Ukraine. The Bloomberg U.S. Treasury Index2 lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring consumer price increases back to a target of roughly 2%, down from 7% to 10% in many economies.

Over the period, the largest contributions to the fund’s relative results were due to currency and sector selection, with a modest boost from curve positioning. Unhedged holdings in the euro and Japanese yen were additive. On the downside, duration positioning as well as currency hedging in forward contracts detracted. Weak absolute returns in part reflect the strength of the U.S. dollar, spurred by the Fed’s aggressive rate hikes and their effect on global bond markets.

Looking ahead, the fund’s managers believe the Fed’s hiking cycle is close to a peak and see the 50-60 basis points of further hikes priced into forward curves as realistic. The managers’ outlook for bonds is therefore good, with the U.S. dollar likely in a peaking phase as inflation momentum turns around. They expect inflation to fall this year as growth is likely to be relatively sluggish in both the U.S. and Europe.

30	American Funds Insurance Series

Capital World Bond Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	–17.43%	–1.53%	–0.25%	2.40%	0.47%
Class 1A	–17.69	–1.76	–0.48	2.16	0.72
Class 2[4]	–17.70	–1.77	–0.50	2.14	0.72
Class 4	–17.84	–2.01	–0.70	1.92	0.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.
[3]	Periods greater than one year are annualized.
[4]	Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust fell 9.01% for the 12 months ended December 31, 2022. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, was down 11.18%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg Municipal Bond Index3 returned –8.53%.

At a high level, security selection was most additive to the fund’s relative returns over the period. In particular, investments within the energy and non-cyclical consumer staples sectors contributed to relative results. On the downside, security selection and a lower-than-benchmark position within the cyclical consumer goods sector detracted from relative results.

With high-yield bond yields close to their long-term average, markets now reflect the higher inflation that emerged over the last year. The adverse consequences of tighter global monetary policy may lead to somewhat higher default rates in the next several years, which could in turn lead to a further rise in yields. The substantial yield increases across fixed income markets provides a more attractive forward return outlook, and although yields may continue to adjust to higher levels, much of the required adjustment may have already occurred. The fund’s managers continue to seek attractive opportunities within the high yield market that appropriately compensate for the underlying investment risks.

32	American Funds Insurance Series

American High-Income Trust® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since February 8,1984)	Gross expense ratio	Net expense ratio

Class 1	–9.01%	3.40%	4.12%	8.16%	0.44%	0.30%
Class 1A	–9.29	3.14	3.87	7.89	0.69	0.55
Class 2	–9.26	3.14	3.86	7.89	0.69	0.55
Class 3	–9.25	3.21	3.93	7.97	0.62	0.48
Class 4	–9.53	2.88	3.64	7.63	0.94	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund fell 9.76% for the 12 months ended December 31, 2022. Its benchmark index, Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, was down 11.81%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index3 returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

The fund declined but outpaced its benchmark index. At a high level, duration and curve positioning were most additive to relative returns over the period. In particular, the fund benefitted from lower-than-benchmark duration positioning within securitized mortgage-backed security pass-throughs. On the downside, sector selection weighed on results overall, particularly in an out-of-benchmark position within Treasuries.

The fund’s focus remains on meeting its core objectives of providing current income and preserving invested capital. Managers are mindful of the fund’s correlation to equity and its use as a building block in investor portfolios. They are cautious about weakening economic activity as the Fed continues to raise interest rates. The fund is positioned with the view that inflation may remain elevated and that a contraction in growth is likely sometime in the next year.

34	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	Lifetime 10 years	Gross (since May 2, 2011)	Net expense ratio	expense ratio

Class 1	–9.76%	0.38%	1.19%	1.65%	0.40%	0.30%
Class 1A	–10.03	0.14	0.95	1.40	0.65	0.55
Class 2	–9.94	0.14	0.94	1.40	0.65	0.55
Class 4	–10.16	–0.11	0.75	1.20	0.90	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[4]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund rose 1.42% for the 12 months ended December 31, 2022, compared with a 0.69% rise in the Bloomberg Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/ Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

With a focus on capital preservation and liquidity, the fund continues to invest in a conservative manner, typically investing in both shorter duration and higher quality securities relative to the index. In the current rising interest rate environment, this approach positioned the fund to capture interest rate hikes relatively quickly. With the U.S. Federal Reserve raising its benchmark rate seven times and by a total of 425 basis points in 2022, the fund’s shorter duration compared with the index resulted in a more positive 12-month return.

Short-term interest rates are currently near a 15-year high and, with the current inflation outlook, the Federal Reserve may choose to increase them again. However, uncertainty on when the Fed may pause hikes or reverse course continues to drive the market.

36	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	1.42%	0.97%	0.49%	3.17%	0.30%
Class 1A	1.32	0.97	0.39	2.95	0.55
Class 2	1.17	0.72	0.24	2.91	0.55
Class 3	1.19	0.80	0.31	2.98	0.48
Class 4	0.83	0.47	0.06	2.67	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

Commercial paper	76.5%
Federal agency bills & notes	21.5
Other assets less liabilities	2.0
Total	100.0%

American Funds Insurance Series	37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund declined 10.75% for the 12 months ended December 31, 2022. Its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, was down 12.12%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%.

Over the period, the fund outpaced its benchmark. Top contributors to relative returns were duration and curve positioning. Duration positioning particularly within agency mortgage-backed securities (MBS) was additive. On the downside, sector and security selection weighed modestly on returns relative to the benchmark. The fund utilized interest rate derivatives to more efficiently execute the portfolio’s interest rate positioning based on how managers expected yields to move. These had mixed impacts on results, but ultimately helped to express managers’ convictions more efficiently.

The Fed has provided enormous support to the markets, particularly over the last two years. It is difficult to imagine unwinding that support without disruptions to financial markets and the economy. The fund’s present high weighting to Treasury Inflation-Protected Securities (TIPS) is intended to provide additional return if the market underestimates future inflation. It remains to be seen just how far the Fed will go to tame inflation, but the fund’s managers intend to use all the tools at their disposal to navigate these volatile markets as they seek to protect and grow shareholder assets over time.

38	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	–10.75%	0.85%	1.17%	5.17%	0.34%	0.24%
Class 1A	–10.93	0.61	0.93	4.92	0.59	0.49
Class 2	–10.95	0.61	0.92	4.91	0.59	0.49
Class 3	–10.90	0.67	0.99	4.99	0.52	0.42
Class 4	–11.19	0.37	0.70	4.66	0.84	0.74

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 24.62% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate Aggressive1 was down 13.52%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investment within the materials sector was the top contributor to relative returns. Security selections within the consumer discretionary and communication services sectors detracted. The return of the underlying The Bond Fund of America was additive to relative results against its primary benchmark, the Bloomberg U.S. Aggregate Index.3 The managed risk strategy was additive to returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–24.62%	6.61%	8.10%	0.74%	0.69%
Class P2	–24.88	6.31	7.80	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 15.27% for the 12 months ended December 31, 2022, compared to S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which was down 12.42%. MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– International Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investment within the energy sector was the top contributor to relative returns. On the downside, stock selections within the financials and information technology sectors detracted from relative results. The managed risk strategy was additive to results overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–15.27%	–2.31%	0.86%	0.93%	0.86%
Class P2	–15.54	–2.60	0.51	1.18	1.11

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 8.92% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate1 fell 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Washington Mutual Investors Fund and American Funds Insurance Series®– U.S. Government Securities Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s security selection within the consumer discretionary sector was the top contributor to relative returns. Investments in the information technology sector were also additive. The top detractors to relative returns on a sector basis were security selections within financials and real estate. The managed risk strategy detracted overall. Within the strategy, the equity future overlay was additive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–8.92%	2.39%	5.47%	0.67%	0.62%
Class P2	–9.16	2.08	5.12	0.93	0.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 16.74% for the 12 months ended December 31, 2022, compared to the S&P 500 Managed Risk Index – Moderate,1 which declined 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth-Income Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investment within the information technology sector was the top contributor to relative returns. A higher-than-benchmark investment within the industrials sector was also additive to results. On the downside, security selections within the financials and communication services sectors weighed on relative results. The managed risk strategy detracted overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–16.74%	4.32%	6.69%	0.67%	0.62%
Class P2	–16.93	4.06	6.39	0.92	0.87

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund was down 13.75% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index — Moderate Conservative1 fell 12.94%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investment selections within the consumer discretionary and health care sectors were top contributors to relative results on a sector basis. Stock selections within financials and energy detracted from relative returns on a sector basis, although the energy sector was up on an absolute basis. The managed risk strategy detracted from returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	–13.75%	3.09%	5.95%	5.92%	0.70%	0.65%
Class P2	–13.97	2.83	5.69	5.66	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Investment portfolio December 31, 2022

Common stocks 94.49%	Shares	Value (000)
Information technology 22.59%
Microsoft Corp.	1,807,800	$433,547
ASML Holding NV	458,318	248,089
ASML Holding NV (New York registered) (ADR)	227,600	124,361
Taiwan Semiconductor Manufacturing Company, Ltd.	15,615,000	227,583
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	140,000	10,429
Applied Materials, Inc.	875,000	85,208
Broadcom, Inc.	125,300	70,059
Fiserv, Inc.[1]	497,600	50,292
Adyen NV1	34,330	47,506
Samsung Electronics Co., Ltd.	785,100	34,621
Apple, Inc.	242,400	31,495
Hexagon AB, Class B	2,920,500	30,700
MongoDB, Inc., Class A1	139,000	27,361
Keyence Corp.	69,400	27,170
NVIDIA Corp.	167,500	24,478
Mastercard, Inc., Class A	53,300	18,534
EPAM Systems, Inc.[1]	50,700	16,616
Visa, Inc., Class A	70,197	14,584
Capgemini SE	85,000	14,256
Network International Holdings PLC[1]	3,731,800	13,366
DocuSign, Inc.[1]	180,000	9,976
Shopify, Inc., Class A, subordinate voting shares[1]	195,000	6,768
		1,566,999

Health care 21.87%
Novo Nordisk A/S, Class B	1,706,930	231,118
UnitedHealth Group, Inc.	335,800	178,034
DexCom, Inc.[1]	1,012,000	114,599
ResMed, Inc.	509,000	105,938
AstraZeneca PLC	748,300	101,556
Pfizer, Inc.	1,884,219	96,547
Cigna Corp.	259,119	85,857
Merck & Co., Inc.	620,000	68,789
Regeneron Pharmaceuticals, Inc.[1]	95,036	68,568
Eli Lilly and Company	158,300	57,912
EssilorLuxottica	266,943	48,609
Gilead Sciences, Inc.	457,317	39,261
Mettler-Toledo International, Inc.[1]	25,400	36,714
NovoCure, Ltd.[1]	340,000	24,939
Alnylam Pharmaceuticals, Inc.[1]	104,200	24,763
CVS Health Corp.	243,600	22,701
Danaher Corp.	82,100	21,791
Bayer AG	363,860	18,787
Seagen, Inc.[1]	127,200	16,346
Novartis AG	165,600	15,000
Zoetis, Inc., Class A	98,300	14,406
Eurofins Scientific SE, non-registered shares	182,400	13,135
Sanofi	135,000	13,063
Vertex Pharmaceuticals, Inc.[1]	43,700	12,620
Olympus Corp.	665,800	11,769
Centene Corp.[1]	143,500	11,768
Genus PLC	270,000	9,731
Thermo Fisher Scientific, Inc.	17,472	9,622
Siemens Healthineers AG	178,000	8,905
Bachem Holding AG	101,500	8,853
Virbac SA	36,000	8,825
Catalent, Inc.[1]	166,200	7,481
Rede D’Or Sao Luiz SA	1,073,663	6,015

46	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Organon & Co.	62,000	$1,732
Viatris, Inc.	110,678	1,232
EUROAPI[1]	5,869	87
		1,517,073

Consumer discretionary 13.94%
Chipotle Mexican Grill, Inc.[1]	141,600	196,468
LVMH Moët Hennessy-Louis Vuitton SE	236,818	172,035
Floor & Decor Holdings, Inc., Class A1	914,698	63,690
MGM China Holdings, Ltd.[1]	54,589,200	60,155
Renault SA1	1,688,781	56,267
Prosus NV, Class N	760,993	52,246
Amazon.com, Inc.[1]	524,248	44,037
NIKE, Inc., Class B	352,600	41,258
Cie. Financière Richemont SA, Class A	291,500	37,722
Wynn Macau, Ltd.[1]	21,430,000	23,884
Coupang, Inc., Class A1	1,445,604	21,265
YUM! Brands, Inc.	166,000	21,261
Booking Holdings, Inc.[1]	9,900	19,951
Domino’s Pizza Enterprises, Ltd.	430,000	19,367
MercadoLibre, Inc.[1]	22,250	18,829
Home Depot, Inc.	59,500	18,794
Melco Resorts & Entertainment, Ltd. (ADR)[1]	1,559,600	17,935
IDP Education, Ltd.	871,300	16,102
Evolution AB	140,000	13,673
Dollar Tree Stores, Inc.[1]	95,000	13,437
Moncler SpA	217,370	11,571
Entain PLC	665,250	10,666
Target Corp.	60,500	9,017
Tesla, Inc.[1]	60,000	7,391
		967,021

Financials 8.92%
AIA Group, Ltd.	10,109,600	111,378
Tradeweb Markets, Inc., Class A	1,634,960	106,158
AXA SA	1,692,893	47,182
Kotak Mahindra Bank, Ltd.	1,696,000	37,316
Aon PLC, Class A	101,000	30,314
Prudential PLC	2,203,282	29,816
HDFC Bank, Ltd.	1,464,450	28,828
Citigroup, Inc.	569,715	25,768
Ping An Insurance (Group) Company of China, Ltd., Class H	3,855,500	25,447
Société Générale	1,011,450	25,378
Blackstone, Inc., nonvoting shares	312,000	23,147
China Merchants Bank Co., Ltd., Class H	3,867,000	21,436
Zurich Insurance Group AG	42,200	20,166
Banco Santander, SA	5,334,500	15,976
Wells Fargo & Company	377,200	15,575
London Stock Exchange Group PLC	165,000	14,237
AU Small Finance Bank, Ltd.	1,416,725	11,157
Bank of America Corp.	320,200	10,605
HDFC Life Insurance Company, Ltd.	1,406,500	9,600
Tokio Marine Holdings, Inc.	368,300	7,884
Jackson Financial, Inc., Class A	44,327	1,542
Moscow Exchange MICEX-RTS PJSC[1,2]	12,640,000	—	[3]
		618,910

Consumer staples 8.57%
British American Tobacco PLC	3,329,455	132,095
Philip Morris International, Inc.	1,086,204	109,935
Altria Group, Inc.	1,523,500	69,639
Kweichow Moutai Co., Ltd., Class A	278,166	68,834

American Funds Insurance Series	47

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Keurig Dr Pepper, Inc.	1,624,000	$57,912
Nestlé SA	460,353	53,164
Monster Beverage Corp.[1]	336,502	34,165
Costco Wholesale Corp.	39,170	17,881
Carrefour SA, non-registered shares	1,055,594	17,662
Pernod Ricard SA	73,000	14,349
Simply Good Foods Co.[1]	263,800	10,032
Bunge, Ltd.	85,000	8,481
		594,149

Industrials 7.54%
Carrier Global Corp.	1,366,400	56,364
Caterpillar, Inc.	231,600	55,482
Boeing Company[1]	239,000	45,527
MTU Aero Engines AG	167,000	36,146
Alliance Global Group, Inc.	156,400,700	33,466
Airbus SE, non-registered shares	245,400	29,179
DSV A/S	171,230	27,158
NIBE Industrier AB, Class B	2,328,700	21,776
Techtronic Industries Co., Ltd.	1,883,000	20,967
CSX Corp.	635,000	19,672
Safran SA	156,300	19,532
GT Capital Holdings, Inc.	2,454,611	19,234
Rentokil Initial PLC	2,380,000	14,628
Kone OYJ, Class B	273,500	14,166
Canadian Pacific Railway, Ltd. (CAD denominated)	183,000	13,644
ASSA ABLOY AB, Class B	611,000	13,146
L3Harris Technologies, Inc.	62,600	13,034
Recruit Holdings Co., Ltd.	374,200	11,901
Daikin Industries, Ltd.	74,600	11,476
Rheinmetall AG	52,200	10,397
BayCurrent Consulting, Inc.	321,000	10,037
SMC Corp.	22,500	9,523
Suzhou Maxwell Technologies Co., Ltd., Class A	156,970	9,302
Nidec Corp.	143,000	7,447
		523,204

Energy 4.84%
TotalEnergies SE	1,210,900	75,578
Canadian Natural Resources, Ltd. (CAD denominated)	1,281,064	71,140
Cenovus Energy, Inc. (CAD denominated)	3,151,200	61,139
Reliance Industries, Ltd.	1,601,273	49,121
Tourmaline Oil Corp.	430,700	21,732
Equinor ASA	592,000	21,234
Aker BP ASA	599,979	18,702
Halliburton Company	235,128	9,252
Gaztransport & Technigaz SA	75,000	8,013
Gazprom PJSC[2]	8,346,000	—	[3]
LUKOIL Oil Co. PJSC[2]	246,300	—	[3]
		335,911

Materials 3.25%
Sherwin-Williams Company	385,500	91,491
Linde PLC	169,940	55,431
Vale SA, ordinary nominative shares	1,577,389	26,554
First Quantum Minerals, Ltd.	706,200	14,755
Shin-Etsu Chemical Co., Ltd.	113,500	13,828
Corteva, Inc.	201,300	11,832
Koninklijke DSM NV	93,100	11,414
		225,305

48	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 2.68%
Alphabet, Inc., Class A1	1,236,600	$109,105
Meta Platforms, Inc., Class A1	190,923	22,976
Publicis Groupe SA	273,000	17,336
Sea, Ltd., Class A (ADR)[1]	273,336	14,222
Tencent Holdings, Ltd.	297,100	12,627
Bharti Airtel, Ltd.	945,000	9,186
		185,452

Real estate 0.18%
Goodman Logistics (HK), Ltd. REIT	1,027,500	12,072

Utilities 0.11%
Brookfield Infrastructure Partners, LP	247,500	7,666

Total common stocks (cost: $4,798,092,000)		6,553,762

Preferred securities 1.66%
Health care 1.36%
Sartorius AG, nonvoting non-registered preferred shares	239,000	94,514

Information technology 0.30%
Samsung Electronics Co., Ltd., nonvoting preferred shares	512,300	20,614

Total preferred securities (cost: $27,546,000)		115,128

Short-term securities 4.03%
Money market investments 2.37%
Capital Group Central Cash Fund 4.31%[4,5]	1,645,519	164,535

	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 1.66%
KfW 1/27/2023[6]	3.890%	USD	65,000	64,782
Toronto-Dominion Bank 1/27/2023[6]	4.130		50,000	49,833
				114,615

Total short-term securities (cost: $279,166,000)				279,150
Total investment securities 100.18% (cost: $5,104,804,000)				6,948,040
Other assets less liabilities (0.18)%				(12,386)

Net assets 100.00%				$6,935,654

American Funds Insurance Series	49

Global Growth Fund (continued)

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 2.37%
Money market investments 2.37%
Capital Group Central Cash Fund 4.31%[4]	$376,714	$1,480,091	$1,692,180	$(71)	$(19)	$164,535	$9,353
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.31%[4]	1,808		1,8087			—	—	[8]
Total 2.37%				$(71)	$(19)	$164,535	$9,353

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at 12/31/2022.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $114,615,000, which represented 1.65% of the net assets of the fund.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

50	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2022

Common stocks 96.00%	Shares	Value (000)
Industrials 20.67%
International Container Terminal Services, Inc.	11,690,490	$42,075
Visional, Inc.[1]	504,850	33,522
Stericycle, Inc.[1]	571,050	28,490
Japan Airport Terminal Co., Ltd.[1]	559,900	27,843
IMCD NV	177,337	25,330
Fasadgruppen Group AB	2,370,503	23,995
Trelleborg AB, Class B	982,292	22,727
Boyd Group Services, Inc.	146,809	22,678
Cleanaway Waste Management, Ltd.	12,501,414	22,274
Interpump Group SpA	454,700	20,598
Saia, Inc.[1]	80,994	16,983
CG Power and Industrial Solutions, Ltd.[1]	4,880,108	15,908
Instalco AB	4,098,065	15,622
Montrose Environmental Group, Inc.[1]	348,186	15,456
Alfen NV1	162,431	14,668
Dürr AG	426,625	14,396
ALS, Ltd.	1,639,100	13,632
Cargotec OYJ, Class B, non-registered shares	300,450	13,341
Wizz Air Holdings PLC[1]	522,941	11,979
Daiseki Co., Ltd.	313,600	10,798
AirTAC International Group	355,062	10,747
Woodward, Inc.	105,000	10,144
Rumo SA	2,802,100	9,877
Japan Elevator Service Holdings Co., Ltd.	787,656	9,866
The AZEK Co., Inc., Class A1	482,390	9,802
Comfort Systems USA, Inc.	84,100	9,678
Centre Testing International Group Co., Ltd.	2,684,839	8,615
Melrose Industries PLC	5,266,169	8,561
DL E&C Co., Ltd.	287,442	7,732
Guangzhou Baiyun International Airport Co., Ltd., Class A1	3,524,879	7,613
Engcon AB, Class B1,2	1,070,647	6,833
Carel Industries SpA	252,900	6,357
Burckhardt Compression Holding AG	9,963	5,929
Kajaria Ceramics, Ltd.	422,763	5,916
Hensoldt AG	248,197	5,873
Diploma PLC	161,300	5,420
SIS, Ltd.[1]	1,128,949	5,353
GVS SpA[1,2]	1,192,262	5,159
Reliance Worldwide Corp., Ltd.	2,548,379	5,127
Addtech AB, Class B	353,050	5,054
KEI Industries, Ltd.	267,444	4,724
First Advantage Corp.[1]	361,017	4,693
Vicor Corp.[1]	85,683	4,605
Harsha Engineers International, Ltd.[1]	970,777	4,488
ICF International, Inc.	43,592	4,318
Sulzer AG	54,789	4,278
Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[1]	460,200	3,847
LIXIL Corp.	196,500	2,995
Trex Co., Inc.[1]	59,516	2,519
Aalberts NV, non-registered shares	64,502	2,508
Dätwyler Holding, Inc., non-registered shares	12,348	2,466
Antares Vision SpA[1]	281,100	2,418
Chart Industries, Inc.[1]	16,174	1,864
Matson, Inc.	8,674	542
		608,236

Information technology 18.70%
Wolfspeed, Inc.[1]	790,681	54,589
eMemory Technology, Inc.	910,430	39,481
Net One Systems Co., Ltd.	1,201,156	31,223
Nordic Semiconductor ASA[1]	1,677,583	28,098

American Funds Insurance Series	51

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Confluent, Inc., Class A1	1,096,085	$24,377
PAR Technology Corp.[1,2]	837,615	21,837
SUMCO Corp.	1,466,300	19,620
ALTEN SA, non-registered shares	142,299	17,869
Kingdee International Software Group Co., Ltd.[1]	7,337,224	15,619
Extreme Networks, Inc.[1]	828,378	15,168
BE Semiconductor Industries NV	235,536	14,308
Smartsheet, Inc., Class A1	346,627	13,643
Euronet Worldwide, Inc.[1]	144,187	13,608
Ceridian HCM Holding, Inc.[1]	211,500	13,568
Silicon Laboratories, Inc.[1]	95,000	12,889
Tanla Platforms, Ltd.	1,477,291	12,708
MACOM Technology Solutions Holdings, Inc.[1]	190,000	11,966
Keywords Studios PLC	344,606	11,355
Alphawave IP Group PLC[1,2]	8,897,291	10,900
SHIFT, Inc.[1]	59,200	10,521
SINBON Electronics Co., Ltd.	1,142,550	10,218
OVH Groupe SAS[1,2]	591,394	10,169
Qorvo, Inc.[1]	110,518	10,017
Pegasystems, Inc.	288,141	9,866
GitLab, Inc., Class A1,2	213,816	9,716
SimCorp AS	139,192	9,512
CCC Intelligent Solutions Holdings, Inc.[1]	1,033,074	8,988
Aspen Technology, Inc.[1]	36,561	7,510
Credo Technology Group Holding, Ltd.[1]	555,400	7,392
INFICON Holding AG	7,397	6,462
Cognex Corp.	116,600	5,493
Bentley Systems, Inc., Class B	142,373	5,262
Unity Software, Inc.[1,2]	183,231	5,239
Kingboard Laminates Holdings, Ltd.	4,498,000	4,945
AvidXchange Holdings, Inc.[1]	489,768	4,868
Topicus.com, Inc., subordinate voting shares[1]	87,540	4,596
MongoDB, Inc., Class A1	23,300	4,586
Truecaller AB, Class B1,2	1,289,744	4,044
Linklogis, Inc., Class B1,2	6,753,115	3,482
Softcat PLC	222,430	3,192
Globant SA1	17,730	2,981
Rapid7, Inc.[1]	71,250	2,421
Kingboard Holdings, Ltd.	710,000	2,261
TELUS International (Cda), Inc., subordinate voting shares[1,2]	102,669	2,032
GlobalWafers Co., Ltd.	145,000	2,014
LEM Holding SA	990	1,922
Cvent Holding Corp.[1]	344,800	1,862
HashiCorp, Inc., Class A1	54,600	1,493
Bechtle AG, non-registered shares	40,616	1,437
Marqeta, Inc., Class A1	212,881	1,301
Semtech Corp.[1]	32,200	924
Yotpo, Ltd.[1,3,4]	678,736	842
		550,394

Consumer discretionary 17.91%
Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,600,384	41,404
Skechers USA, Inc., Class A1	700,000	29,365
Five Below, Inc.[1]	165,181	29,216
Thor Industries, Inc.	370,472	27,967
Mattel, Inc.[1]	1,400,000	24,976
Wyndham Hotels & Resorts, Inc.	332,330	23,698
Entain PLC	1,424,930	22,847
YETI Holdings, Inc.[1]	547,131	22,602
NEXTAGE Co., Ltd.	1,036,500	19,999
Domino’s Pizza Enterprises, Ltd.[2]	443,338	19,968
Light & Wonder, Inc.[1]	299,658	17,560

52	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Asbury Automotive Group, Inc.[1]	97,426	$17,464
Inchcape PLC	1,719,150	16,969
Evolution AB	172,264	16,824
DraftKings, Inc., Class A1,2	1,400,364	15,950
Lands’ End, Inc.[1,5]	2,100,000	15,939
Helen of Troy, Ltd.[1]	141,542	15,698
TopBuild Corp.[1]	82,261	12,873
WH Smith PLC	701,756	12,524
Kindred Group PLC (SDR)	1,164,011	12,150
Shoei Co., Ltd.	281,700	11,006
Tongcheng Travel Holdings, Ltd.[1]	4,538,400	10,922
Golden Entertainment, Inc.[1]	256,800	9,604
Chervon Holdings, Ltd.[2]	1,635,700	9,023
Musti Group OYJ	495,800	8,297
MRF, Ltd.	7,160	7,650
Tube Investments of India, Ltd.	204,200	6,852
Melco International Development, Ltd.[1]	6,130,000	6,655
Compagnie Plastic Omnium SA	337,633	4,898
Zhongsheng Group Holdings, Ltd.	938,500	4,784
Everi Holdings, Inc.[1]	330,000	4,736
Leslie’s, Inc.[1]	353,358	4,315
On Holding AG, Class A1	238,410	4,091
Elior Group SA1,2	1,153,174	4,066
Persimmon PLC	255,136	3,766
Haichang Ocean Park Holdings, Ltd.[1]	17,691,000	3,617
IDP Education, Ltd.	150,966	2,790
Arco Platform, Ltd., Class A1,2	158,600	2,141
DESCENTE, Ltd.	81,425	2,003
		527,209

Health care 17.06%
Insulet Corp.[1]	322,368	94,901
Haemonetics Corp.[1]	960,147	75,516
Globus Medical, Inc., Class A1	464,688	34,512
Oak Street Health, Inc.[1]	1,542,490	33,179
Integra LifeSciences Holdings Corp.[1]	527,958	29,603
Max Healthcare Institute, Ltd.[1]	4,669,887	24,816
CONMED Corp.	200,920	17,810
CanSino Biologics, Inc., Class H	1,864,200	15,948
Vaxcyte, Inc.[1]	274,959	13,184
Ocumension Therapeutics[1]	9,650,966	12,105
Hapvida Participações e Investimentos SA1	12,352,106	11,885
Bachem Holding AG	135,555	11,823
Angelalign Technology, Inc.	640,800	10,100
ICON PLC[1]	46,061	8,947
Shandong Pharmaceutical Glass Co., Ltd., Class A	2,180,508	8,890
CompuGroup Medical SE & Co. KGaA	228,815	8,808
Ambu AS, Class B, non-registered shares[1]	683,462	8,672
Penumbra, Inc.[1]	36,200	8,053
Netcare, Ltd.	8,818,088	7,527
iRhythm Technologies, Inc.[1]	79,700	7,466
Denali Therapeutics, Inc.[1]	257,903	7,172
Encompass Health Corp.	117,866	7,050
New Horizon Health, Ltd.[1]	3,007,844	6,730
Medmix AG	324,953	6,200
Health Catalyst, Inc.[1]	568,785	6,046
Hypera SA, ordinary nominative shares	582,885	4,990
Amplifon SpA	141,536	4,228
The Ensign Group, Inc.	39,450	3,732
Masimo Corp.[1]	23,687	3,505
Amvis Holdings, Inc.	122,400	3,113
Nordhealth AS, Class A1,2	1,279,999	2,916

American Funds Insurance Series	53

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Gland Pharma, Ltd.[1]	90,000	$1,715
Beam Therapeutics, Inc.[1]	22,757	890
DiaSorin Italia SpA	292	41
		502,073

Financials 8.75%
Star Health & Allied Insurance Co., Ltd.[1]	6,037,336	41,333
Cholamandalam Investment and Finance Co., Ltd.	3,684,053	32,078
Eurobank Ergasias Services and Holdings SA1	17,966,239	20,281
Independent Bank Group, Inc.	280,449	16,849
Stifel Financial Corp.	271,050	15,821
Glacier Bancorp, Inc.	286,088	14,139
Fukuoka Financial Group, Inc.	572,200	13,049
IIFL Finance, Ltd.	2,116,842	12,316
IIFL Wealth Management, Ltd.	513,500	11,028
Janus Henderson Group PLC	440,000	10,349
Bridgepoint Group PLC	3,459,845	8,017
Remgro, Ltd.	965,035	7,551
Five-Star Business Finance, Ltd.[1]	993,023	7,268
Patria Investments, Ltd., Class A	508,200	7,079
Aptus Value Housing Finance India, Ltd.	1,816,424	6,657
SiriusPoint, Ltd.[1]	1,100,000	6,490
Aavas Financiers, Ltd.[1]	272,734	6,072
Eastern Bankshares, Inc.	278,164	4,798
AU Small Finance Bank, Ltd.	483,716	3,809
SouthState Corp.	46,350	3,539
Allfunds Group PLC	470,000	3,284
East West Bancorp, Inc.	49,700	3,275
Capitec Bank Holdings, Ltd.	15,161	1,658
PT Bank Raya Indonesia Tbk[1]	23,860,996	619
		257,359

Materials 3.56%
JSR Corp.	1,140,088	22,469
LANXESS AG	441,240	17,807
OZ Minerals, Ltd.	648,901	12,142
Navin Fluorine International, Ltd.	175,000	8,586
PI Industries, Ltd.	188,382	7,772
Zeon Corp.	768,700	7,730
Vidrala, SA, non-registered shares	64,918	5,581
MMG, Ltd.[1]	14,608,000	3,728
Materion Corp.	41,809	3,659
Toyo Gosei Co., Ltd.[2]	63,400	3,485
Recticel SA/NV	175,000	2,921
Mayr-Melnhof Karton AG, non-registered shares	17,479	2,824
Livent Corp.[1]	130,000	2,583
Perimeter Solutions SA1,2	221,167	2,021
Huhtamäki OYJ	42,500	1,455
Covestro AG, non-registered shares	2,600	102
		104,865

Real estate 2.53%
Altus Group, Ltd.	551,189	21,999
Embassy Office Parks REIT	4,939,400	20,043
Macrotech Developers, Ltd.[1]	582,697	7,685
JHSF Participações SA	5,823,950	5,537
Mindspace Business Parks REIT	1,250,000	5,054
ESR-Logos REIT	15,133,928	4,166

54	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Fibra Uno Administración, SA de CV REIT	3,400,000	$4,006
Corp. Inmobiliaria Vesta, SAB de CV	1,606,000	3,833
Ayala Land, Inc.	3,718,100	2,069
		74,392

Energy 1.89%
Venture Global LNG, Inc., Series C1,3,4	2,760	25,418
Subsea 7 SA	1,050,980	12,088
DT Midstream, Inc.	166,383	9,194
Weatherford International[1]	82,600	4,206
Worley, Ltd.	350,000	3,577
Aegis Logistics, Ltd.	199,283	838
Helmerich & Payne, Inc.	7,700	382
		55,703

Communication services 1.77%
JCDecaux SE1	976,059	18,563
Lions Gate Entertainment Corp., Class B1	3,059,785	16,614
Rightmove PLC	816,439	5,055
Bandwidth, Inc., Class A1	206,800	4,746
VTEX, Class A1	993,126	3,724
Trustpilot Group PLC[1]	2,966,832	3,473
		52,175

Utilities 1.62%
ACEN Corp.	143,954,250	19,747
ENN Energy Holdings, Ltd.	1,205,597	16,819
Brookfield Infrastructure Corp., Class A, subordinate voting shares	157,667	6,133
Neoenergia SA	1,442,015	4,220
SembCorp Industries, Ltd.	282,600	712
		47,631

Consumer staples 1.54%
Grocery Outlet Holding Corp.[1]	621,782	18,150
Shop Apotheke Europe NV, non-registered shares[1]	169,500	8,003
Monde Nissin Corp.	39,914,950	7,960
Scandinavian Tobacco Group A/S	305,111	5,352
AAK AB	223,527	3,819
Hilton Food Group PLC	250,077	1,688
Zur Rose Group AG1,2	9,250	257
		45,229

Total common stocks (cost: $2,451,546,000)		2,825,266

Preferred securities 0.87%
Information technology 0.62%
SmartHR, Inc., Series D, preferred shares[1,3,4]	3,006	10,752
Yotpo, Ltd., Series F, preferred shares[1,3,4]	2,158,609	2,677
Yotpo, Ltd., Series B, preferred shares[1,3,4]	287,894	357
Yotpo, Ltd., Series C, preferred shares[1,3,4]	274,070	340
Yotpo, Ltd., Series A-1, preferred shares[1,3,4]	183,819	228
Yotpo, Ltd., Series A, preferred shares[1,3,4]	89,605	111
Yotpo, Ltd., Series C-1, preferred shares[1,3,4]	75,980	94
Yotpo, Ltd., Series D, preferred shares[1,3,4]	42,368	52
Yotpo, Ltd., Series B-1, preferred shares[1,3,4]	33,838	42
Outreach Corp., Series G, preferred shares[1,3,4]	154,354	3,603
		18,256

American Funds Insurance Series	55

Global Small Capitalization Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Industrials 0.24%
Azul SA (ADR), preferred nominative shares[1,2]	1,128,836	$6,897
Azul SA, preferred nominative shares[1]	109,500	229
		7,126

Health care 0.01%
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3,4]	2,931,405	196

Total preferred securities (cost: $45,236,000)		25,578

Rights & warrants 0.34%
Information technology 0.34%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2/3/2023[1,6]	526,700	10,007

Total rights & warrants (cost: $18,773,000)		10,007

Short-term securities 5.05%
Money market investments 3.25%
Capital Group Central Cash Fund 4.31%[5,7]	958,183	95,809

Money market investments purchased with collateral from securities on loan 1.80%
Capital Group Central Cash Fund 4.31%[5,7,8]	232,377	23,235
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,8]	18,552,259	18,553
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,8]	10,793,666	10,794
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.09%[7,8]	271,134	271
		52,853

Total short-term securities (cost: $148,644,000)		148,662
Total investment securities 102.26% (cost: $2,664,199,000)		3,009,513
Other assets less liabilities (2.26)%		(66,610)

Net assets 100.00%		$2,942,903

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Common stocks 0.54%
Consumer discretionary 0.54%
Lands’ End, Inc.[1]	$41,223	$—	$—	$—	$(25,284)	$15,939	$—
Short-term securities 4.04%
Money market investments 3.25%
Capital Group Central Cash Fund 4.31%[7]	203,087	779,439	886,686	(30)	(1)	95,809	3,871
Money market investments purchased with collateral from securities on loan 0.79%
Capital Group Central Cash Fund 4.31%[7,8]	32,260		9,0259			23,235	—	[10]
Total short-term securities						119,044
Total 4.58%				$(30)	$(25,285)	$134,983	$3,871

56	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Restricted securities4

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Venture Global LNG, Inc., Series C1,3	5/1/2015	$8,280	$25,418	.86%
SmartHR, Inc., Series D, preferred shares[1,3]	5/28/2021	14,344	10,752	.37
Yotpo, Ltd., Series F, preferred shares[1,3]	2/25/2021	4,748	2,677	.09
Yotpo, Ltd.[1,3]	3/16/2021	1,418	842	.03
Yotpo, Ltd., Series B, preferred shares[1,3]	3/16/2021	602	357	.01
Yotpo, Ltd., Series C, preferred shares[1,3]	3/16/2021	573	340	.01
Yotpo, Ltd., Series A-1, preferred shares[1,3]	3/16/2021	384	228	.01
Yotpo, Ltd., Series A, preferred shares[1,3]	3/16/2021	187	111	.01
Yotpo, Ltd., Series C-1, preferred shares[1,3]	3/16/2021	159	94	.00
Yotpo, Ltd., Series D, preferred shares[1,3]	3/16/2021	89	52	.00
Yotpo, Ltd., Series B-1, preferred shares[1,3]	3/16/2021	71	42	.00
Outreach Corp., Series G, preferred shares[1,3]	5/27/2021	4,517	3,603	.12
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3]	2/7/2020	6,000	196	.01
Total		$41,372	$44,712	1.52%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $59,781,000, which represented 2.03% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $44,712,000, which represented 1.52% of the net assets of the fund.
[5]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,007,000, which represented .34% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

American Funds Insurance Series	57

Growth Fund

Investment portfolio December 31, 2022

Common stocks 96.12%	Shares	Value (000)
Information technology 20.03%
Microsoft Corp.	6,282,998	$1,506,789
Broadcom, Inc.	1,265,075	707,341
ASML Holding NV	736,108	398,458
ASML Holding NV (New York registered) (ADR)	189,937	103,781
Visa, Inc., Class A	1,198,388	248,977
Apple, Inc.	1,694,416	220,156
Mastercard, Inc., Class A	566,983	197,157
Fiserv, Inc.[1]	1,615,000	163,228
Synopsys, Inc.[1]	467,600	149,300
Motorola Solutions, Inc.	510,100	131,458
Shopify, Inc., Class A, subordinate voting shares[1]	3,665,992	127,247
Applied Materials, Inc.	1,199,328	116,791
Wolfspeed, Inc.[1]	1,655,641	114,305
RingCentral, Inc., Class A1	3,132,381	110,886
ServiceNow, Inc.[1]	269,875	104,784
Salesforce, Inc.[1]	787,000	104,348
Micron Technology, Inc.	2,048,078	102,363
NVIDIA Corp.	665,500	97,256
Taiwan Semiconductor Manufacturing Company, Ltd.	5,456,000	79,519
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	209,700	15,621
Cloudflare, Inc., Class A1	1,858,800	84,036
Amadeus IT Group SA, Class A, non-registered shares[1]	1,612,361	83,150
Genpact, Ltd.	1,524,231	70,602
Keyence Corp.	165,500	64,794
Fidelity National Information Services, Inc.	884,718	60,028
Toast, Inc., Class A1	3,143,518	56,678
CDW Corp.	311,859	55,692
MongoDB, Inc., Class A1	279,700	55,056
SAP SE	477,361	49,263
Constellation Software, Inc.	31,255	48,798
GoDaddy, Inc., Class A1	645,081	48,265
Samsung Electronics Co., Ltd.	1,085,000	47,846
Unity Software, Inc.[1,2]	1,660,000	47,459
Ceridian HCM Holding, Inc.[1]	712,011	45,676
Trimble, Inc.[1]	840,920	42,517
Concentrix Corp.	305,551	40,687
Block, Inc., Class A1	635,970	39,964
DocuSign, Inc.[1]	718,524	39,821
Bill.com Holdings, Inc.[1]	358,729	39,087
MicroStrategy, Inc., Class A1	236,458	33,475
NetApp, Inc.	527,540	31,684
Silicon Laboratories, Inc.[1]	231,815	31,450
MKS Instruments, Inc.	360,705	30,563
Intel Corp.	1,136,000	30,025
Smartsheet, Inc., Class A1	729,700	28,721
Adobe, Inc.[1]	69,034	23,232
VeriSign, Inc.[1]	110,053	22,609
Ciena Corp.[1]	416,000	21,208
Nuvei Corp., subordinate voting shares[1]	806,616	20,499
Intuit, Inc.	52,500	20,434
TE Connectivity, Ltd.	156,600	17,978
Alteryx, Inc., Class A1	286,092	14,496
Enphase Energy, Inc.[1]	45,303	12,004
TELUS International (Cda), Inc., subordinate voting shares[1]	533,800	10,564
Globant SA1	57,138	9,608
Kulicke and Soffa Industries, Inc.	151,860	6,721
Stripe, Inc., Class B1,3,4	168,598	4,704
		6,189,159

58	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 17.31%
Regeneron Pharmaceuticals, Inc.[1]	1,123,014	$810,243
UnitedHealth Group, Inc.	1,508,620	799,840
Intuitive Surgical, Inc.[1]	2,058,000	546,090
Alnylam Pharmaceuticals, Inc.[1]	2,075,046	493,135
Centene Corp.[1]	3,895,936	319,506
Thermo Fisher Scientific, Inc.	532,200	293,077
Vertex Pharmaceuticals, Inc.[1]	879,601	254,011
Seagen, Inc.[1]	1,746,784	224,479
Moderna, Inc.[1]	1,200,000	215,544
NovoCure, Ltd.[1]	2,388,098	175,167
Eli Lilly and Company	463,663	169,627
Pfizer, Inc.	1,675,000	85,827
CVS Health Corp.	909,400	84,747
Horizon Therapeutics PLC[1]	689,825	78,502
AstraZeneca PLC	550,784	74,750
Edwards Lifesciences Corp.[1]	906,411	67,627
Danaher Corp.	216,235	57,393
Molina Healthcare, Inc.[1]	145,723	48,121
Abbott Laboratories	426,712	46,849
Verily Life Sciences, LLC[1,3,4]	300,178	45,222
Zimmer Biomet Holdings, Inc.	353,900	45,122
Ascendis Pharma A/S (ADR)[1]	364,721	44,543
Zoetis, Inc., Class A	297,320	43,572
Mettler-Toledo International, Inc.[1]	26,000	37,582
Humana, Inc.	65,982	33,795
Align Technology, Inc.[1]	160,000	33,744
Karuna Therapeutics, Inc.[1]	170,239	33,452
Guardant Health, Inc.[1]	1,166,810	31,737
Novo Nordisk A/S, Class B	225,077	30,475
Catalent, Inc.[1]	409,100	18,414
Oak Street Health, Inc.[1]	806,352	17,345
Exact Sciences Corp.[1]	341,000	16,883
DexCom, Inc.[1]	148,800	16,850
Pacific Biosciences of California, Inc.[1]	1,613,190	13,196
CRISPR Therapeutics AG1	262,678	10,678
Galapagos NV1	231,294	10,259
R1 RCM, Inc.[1]	912,865	9,996
Ultragenyx Pharmaceutical, Inc.[1]	161,278	7,472
Fate Therapeutics, Inc.[1]	233,700	2,358
Biohaven, Ltd.[1]	65,550	910
Sana Biotechnology, Inc.[1,2]	179,600	710
		5,348,850

Consumer discretionary 16.94%
Tesla, Inc.[1]	10,830,000	1,334,039
D.R. Horton, Inc.	5,494,844	489,810
Amazon.com, Inc.[1]	4,125,222	346,519
Home Depot, Inc.	1,031,000	325,652
Dollar Tree Stores, Inc.[1]	1,965,915	278,059
Las Vegas Sands Corp.[1]	5,500,000	264,385
LVMH Moët Hennessy-Louis Vuitton SE	313,000	227,377
Chipotle Mexican Grill, Inc.[1]	120,100	166,637
Dollar General Corp.	657,120	161,816
Target Corp.	1,030,200	153,541
Hermès International	94,901	146,446
Burlington Stores, Inc.[1]	664,250	134,683
Royal Caribbean Cruises, Ltd.[1]	2,282,305	112,814
Aramark	2,454,864	101,484
DoorDash, Inc., Class A1	2,000,000	97,640
Etsy, Inc.[1]	770,678	92,312
Airbnb, Inc., Class A1	1,044,500	89,305
NVR, Inc.[1]	18,380	84,779

American Funds Insurance Series	59

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
NIKE, Inc., Class B	543,416	$63,585
Norwegian Cruise Line Holdings, Ltd.[1,2]	5,159,551	63,153
Darden Restaurants, Inc.	387,870	53,654
O’Reilly Automotive, Inc.[1]	63,500	53,596
Booking Holdings, Inc.[1]	25,450	51,289
Salvatore Ferragamo SpA	2,174,477	38,488
Toll Brothers, Inc.	744,683	37,175
YUM! Brands, Inc.	275,700	35,312
Floor & Decor Holdings, Inc., Class A1	420,000	29,245
Polaris, Inc.	280,000	28,280
adidas AG	200,959	27,433
Caesars Entertainment, Inc.[1]	653,214	27,174
Adient PLC[1]	722,000	25,046
VF Corp.	872,859	24,100
General Motors Company	660,000	22,202
LGI Homes, Inc.[1]	181,100	16,770
YETI Holdings, Inc.[1]	405,000	16,730
Hilton Worldwide Holdings, Inc.	100,828	12,741
		5,233,271

Communication services 12.87%
Meta Platforms, Inc., Class A1	9,903,206	1,191,752
Netflix, Inc.[1]	3,896,520	1,149,006
Alphabet, Inc., Class C1	5,949,690	527,916
Alphabet, Inc., Class A1	2,232,320	196,958
Charter Communications, Inc., Class A1	469,410	159,177
Verizon Communications, Inc.	3,720,000	146,568
Take-Two Interactive Software, Inc.[1]	1,177,716	122,635
Snap, Inc., Class A, nonvoting shares[1]	11,280,711	100,962
Frontier Communications Parent, Inc.[1]	3,168,010	80,721
T-Mobile US, Inc.[1]	543,849	76,139
Comcast Corp., Class A	1,822,263	63,724
Pinterest, Inc., Class A1	1,752,664	42,555
Electronic Arts, Inc.	304,581	37,214
Iridium Communications, Inc.[1]	604,439	31,068
Tencent Holdings, Ltd.	605,000	25,714
ZoomInfo Technologies, Inc.[1]	785,400	23,648
		3,975,757

Industrials 10.90%
Uber Technologies, Inc.[1]	14,666,767	362,709
TransDigm Group, Inc.	562,400	354,115
Carrier Global Corp.	7,599,761	313,490
Jacobs Solutions, Inc.	2,554,200	306,683
Delta Air Lines, Inc.[1]	7,215,000	237,085
United Rentals, Inc.[1]	462,000	164,204
Caterpillar, Inc.	676,300	162,014
Waste Connections, Inc.	1,101,159	145,970
MTU Aero Engines AG	541,769	117,261
General Electric Co.	1,368,072	114,631
Airbus SE, non-registered shares	955,893	113,658
Ryanair Holdings PLC (ADR)[1]	1,500,325	112,164
Ryanair Holdings PLC[1]	96,554	1,264
Robert Half International, Inc.	1,323,800	97,736
Old Dominion Freight Line, Inc.	329,800	93,591
Boeing Company[1]	395,000	75,243
United Airlines Holdings, Inc.[1]	1,695,914	63,936
Middleby Corp.[1]	449,500	60,188
Axon Enterprise, Inc.[1]	347,957	57,736
Equifax, Inc.	290,691	56,499
Northrop Grumman Corp.	98,700	53,852
Dun & Bradstreet Holdings, Inc.	3,869,573	47,441

60	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Canadian Pacific Railway, Ltd.	496,000	$36,997
AMETEK, Inc.	253,600	35,433
Rockwell Automation	129,246	33,290
HEICO Corp.	195,000	29,960
Advanced Drainage Systems, Inc.	350,426	28,724
ITT, Inc.	343,000	27,817
Armstrong World Industries, Inc.	374,203	25,666
Safran SA	185,870	23,227
Saia, Inc.[1]	75,433	15,817
		3,368,401

Energy 5.92%
Halliburton Company	12,143,661	477,853
Canadian Natural Resources, Ltd. (CAD denominated)	6,655,000	369,564
Schlumberger, Ltd.	2,340,000	125,096
Cenovus Energy, Inc. (CAD denominated)	6,081,800	117,998
Permian Resources Corp., Class A	11,260,000	105,844
Tourmaline Oil Corp.	1,838,700	92,777
TotalEnergies SE	1,469,000	91,688
EQT Corp.	2,268,000	76,726
Pioneer Natural Resources Company	328,000	74,912
EOG Resources, Inc.	466,699	60,447
ConocoPhillips	472,041	55,701
MEG Energy Corp.[1]	3,810,000	53,042
Hess Corp.	354,000	50,204
Coterra Energy, Inc.	1,275,197	31,332
Range Resources Corp.	907,000	22,693
Suncor Energy, Inc.	540,794	17,154
Equitrans Midstream Corp.	936,942	6,278
		1,829,309

Financials 5.82%
Bank of America Corp.	14,780,700	489,537
Capital One Financial Corp.	1,399,000	130,051
First Republic Bank	943,211	114,968
KKR & Co., Inc.	2,409,043	111,828
Apollo Asset Management, Inc.	1,557,942	99,381
T. Rowe Price Group, Inc.	642,000	70,017
MSCI, Inc.	146,390	68,096
Marsh & McLennan Companies, Inc.	403,461	66,765
Western Alliance Bancorporation	1,071,775	63,835
Wells Fargo & Company	1,511,200	62,397
Blackstone, Inc., nonvoting shares	738,000	54,752
Signature Bank	446,233	51,415
S&P Global, Inc.	141,000	47,227
Aon PLC, Class A	155,700	46,732
JPMorgan Chase & Co.	313,702	42,067
Morgan Stanley	426,474	36,259
Progressive Corp.	265,951	34,496
Blue Owl Capital, Inc., Class A	2,891,712	30,652
Arch Capital Group, Ltd.[1]	458,700	28,797
Goldman Sachs Group, Inc.	74,300	25,513
Tradeweb Markets, Inc., Class A	390,000	25,323
Ares Management Corp., Class A	310,500	21,251
SVB Financial Group[1]	87,300	20,091
Ryan Specialty Holdings, Inc., Class A1	455,200	18,895
Brookfield Corp., Class A	585,103	18,407
Trupanion, Inc.[1,2]	287,655	13,672
Brookfield Asset Management, Ltd., Class A	146,275	4,194
		1,796,618

American Funds Insurance Series	61

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 3.15%
Silgan Holdings, Inc.	2,858,000	$148,159
Wheaton Precious Metals Corp.	3,674,000	143,580
Linde PLC	373,860	121,946
Grupo México, SAB de CV, Series B	25,356,800	89,018
Barrick Gold Corp.	4,058,000	69,716
CF Industries Holdings, Inc.	743,000	63,304
ATI, Inc.[1]	2,070,860	61,836
Royal Gold, Inc.	517,000	58,276
Franco-Nevada Corp.	390,000	53,163
Nutrien, Ltd. (CAD denominated)	665,949	48,618
Steel Dynamics, Inc.	394,900	38,582
Albemarle Corp.	144,809	31,403
Mosaic Co.	678,459	29,764
Summit Materials, Inc., Class A	570,855	16,206
		973,571

Consumer staples 2.28%
Costco Wholesale Corp.	253,000	115,494
British American Tobacco PLC	2,768,763	109,850
Performance Food Group Co.[1]	1,743,000	101,774
Constellation Brands, Inc., Class A	334,017	77,408
Archer Daniels Midland Company	784,800	72,869
Altria Group, Inc.	1,440,000	65,822
Monster Beverage Corp.[1]	577,600	58,644
Estée Lauder Companies, Inc., Class A	211,111	52,379
Molson Coors Beverage Company, Class B, restricted voting shares	608,423	31,346
Philip Morris International, Inc.	201,113	20,355
		705,941

Utilities 0.79%
PG&E Corp.[1]	9,227,065	150,032
AES Corp.	1,085,884	31,230
CenterPoint Energy, Inc.	953,746	28,603
Constellation Energy Corp.	242,227	20,882
Edison International	199,191	12,673
		243,420

Real estate 0.11%
Equinix, Inc. REIT	51,784	33,920

Total common stocks (cost: $20,777,099,000)		29,698,217

Preferred securities 0.19%
Information technology 0.16%
PsiQuantum Corp., Series D, preferred shares[1,3,4]	906,761	24,501
Samsung Electronics Co., Ltd., nonvoting preferred shares	531,000	21,366
Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4]	406,310	2,385
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]	52,656	1,469
		49,721

Industrials 0.03%
ABL Space Systems Co., Series B2, preferred shares[1,3,4]	153,713	5,775
Einride AB, Series C, preferred shares[1,3,4]	77,647	2,640
		8,415

Total preferred securities (cost: $68,091,000)		58,136

62	American Funds Insurance Series

Growth Fund (continued)

Convertible stocks 0.03%	Shares		Value (000)
Financials 0.03%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023		125,800	$7,202

Total convertible stocks (cost: $7,758,000)			7,202

Convertible bonds & notes 0.02%	Principal amount (000)
Consumer staples 0.01%
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,4,5]	USD	46,459	4,646

Industrials 0.01%
Einride AB, convertible notes, 7.00% 2/1/2023[3,4]		2,500	2,500

Total convertible bonds & notes (cost: $46,042,000)			7,146

Bonds, notes & other debt instruments 0.05%
Corporate bonds, notes & loans 0.05%
Consumer discretionary 0.05%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]		19,060	15,245

Total bonds, notes & other debt instruments (cost: $14,159,000)			15,245

Short-term securities 3.86%	Shares
Money market investments 3.70%
Capital Group Central Cash Fund 4.31%[7,8]		11,426,693	1,142,555

Money market investments purchased with collateral from securities on loan 0.16%
Capital Group Central Cash Fund 4.31%[7,8,9]		244,125	24,410
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,9]		13,667,057	13,667
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,9]		12,203,079	12,203
			50,280

Total short-term securities (cost: $1,192,617,000)			1,192,835
Total investment securities 100.27% (cost: $22,105,766,000)			30,978,781
Other assets less liabilities (0.27)%			(82,433)

Net assets 100.00%			$30,896,348

Investments in affiliates8

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 3.78%
Money market investments 3.70%
Capital Group Central Cash Fund 4.31%[7]	$1,610,187	$4,675,615		$5,142,944	$(325)	$22	$1,142,555	$22,361
Money market investments purchased with collateral from securities on loan 0.08%
Capital Group Central Cash Fund 4.31%[7,9]	20,304	4,106	[10]				24,410	—	[11]
Total 3.78%					$(325)	$22	$1,166,965	$22,361

American Funds Insurance Series	63

Growth Fund (continued)

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Verily Life Sciences, LLC[1,3]	12/21/2018	$37,000	$45,222	.14%
PsiQuantum Corp., Series D, preferred shares[1,3]	5/28/2021	23,781	24,501	.08
Stripe, Inc., Class B1,3	5/6/2021	6,766	4,704	.02
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	2,113	1,469	.00
ABL Space Systems Co., Series B2, preferred shares[1,3]	10/22/2021	10,452	5,775	.02
Einride AB, Series C, preferred shares[1,3]	11/23/2022	2,640	2,640	.01
Einride AB, convertible notes, 7.00% 2/1/2023[3]	1/7/2022	2,500	2,500	.01
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,5]	2/3/2020-11/3/2022	43,542	4,646	.01
Tipalti Solutions, Ltd., Series F, preferred shares[1,3]	12/1/2021	6,956	2,385	.01
Total		$135,750	$93,842	.30%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $54,504,000, which represented .18% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $93,842,000, which represented .30% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,245,000, which represented .05% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

PIK = Payment In Kind

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

64	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2022

Common stocks 94.99%	Shares	Value (000)
Industrials 16.64%
Recruit Holdings Co., Ltd.	7,310,189	$232,492
Airbus SE, non-registered shares	1,657,958	197,135
Safran SA	718,500	89,786
Melrose Industries PLC	36,613,980	59,524
Siemens AG	418,132	58,034
MTU Aero Engines AG	229,720	49,721
Ashtead Group PLC	645,000	36,847
DSV A/S	230,223	36,515
NIBE Industrier AB, Class B	3,878,804	36,271
Thales SA	271,438	34,700
Techtronic Industries Co., Ltd.	2,724,000	30,332
Legrand SA	358,100	28,833
International Container Terminal Services, Inc.	7,953,240	28,625
Shenzhen Inovance Technology Co., Ltd., Class A	2,350,967	23,513
ZTO Express (Cayman), Inc., Class A (ADR)	685,354	18,415
Diploma PLC	540,545	18,165
Rumo SA	5,039,366	17,763
Grab Holdings, Ltd., Class A1	5,356,295	17,247
Brenntag SE	259,299	16,578
CCR SA, ordinary nominative shares	5,580,000	11,435
SMC Corp.	26,900	11,385
Airports of Thailand PCL, foreign registered shares[1]	5,078,900	11,000
Kingspan Group PLC	153,796	8,281
Larsen & Toubro, Ltd.	327,351	8,232
Bureau Veritas SA	292,900	7,709
AB Volvo, Class B	396,824	7,185
LIXIL Corp.	441,700	6,731
Fluidra, SA, non-registered shares	432,985	6,715
BAE Systems PLC	617,024	6,377
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	846,334	2,578
		1,118,124

Information technology 13.74%
SK hynix, Inc.	3,255,725	195,968
Shopify, Inc., Class A, subordinate voting shares[1]	4,215,370	146,315
ASML Holding NV	210,218	113,792
Taiwan Semiconductor Manufacturing Company, Ltd.	6,501,000	94,750
Nice, Ltd. (ADR)[1]	432,150	83,102
Fujitsu, Ltd.	437,900	57,990
Lasertec Corp.	320,511	53,238
Samsung Electronics Co., Ltd.	631,500	27,848
NXP Semiconductors NV	173,200	27,371
Disco Corp.	65,800	18,915
Atlassian Corp., Class A1	107,001	13,769
OBIC Co., Ltd.	83,700	12,374
Constellation Software, Inc.	7,730	12,069
TELUS International (Cda), Inc., subordinate voting shares[1]	526,752	10,424
Suse SA1,2	576,586	10,410
Kingdee International Software Group Co., Ltd.[1]	4,786,000	10,188
Dassault Systemes SE	277,000	9,991
ASM International NV	25,152	6,368
Infosys, Ltd.	329,392	5,967
Tata Consultancy Services, Ltd.	113,863	4,483
Canva, Inc.[1,3,4]	4,819	4,282
PagSeguro Digital, Ltd., Class A1	426,548	3,728
		923,342

Health care 12.52%
Daiichi Sankyo Company, Ltd.	9,749,808	312,457
Novo Nordisk A/S, Class B	1,255,260	169,962
Olympus Corp.	5,808,100	102,662
Bayer AG	841,261	43,436

American Funds Insurance Series	65

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Siemens Healthineers AG	833,668	$41,705
Grifols, SA, Class A, non-registered shares[1]	2,789,283	32,345
Grifols, SA, Class B (ADR)[1]	793,690	6,747
WuXi Biologics (Cayman), Inc.[1]	2,504,066	19,224
HOYA Corp.	198,300	19,187
M3, Inc.	644,835	17,566
EssilorLuxottica	80,200	14,604
Insulet Corp.[1]	46,653	13,734
Takeda Pharmaceutical Company, Ltd.	361,300	11,285
Hapvida Participações e Investimentos SA1	8,863,653	8,528
Ambu AS, Class B, non-registered shares[1]	662,880	8,411
Eurofins Scientific SE, non-registered shares	98,473	7,091
WuXi AppTec Co., Ltd., Class A	288,960	3,345
WuXi AppTec Co., Ltd., Class H	312,000	3,297
bioMérieux SA	58,300	6,131
		841,717

Materials 10.64%
First Quantum Minerals, Ltd.	10,951,800	228,823
Fortescue Metals Group, Ltd.	12,796,750	178,403
Vale SA (ADR), ordinary nominative shares	6,886,607	116,865
Vale SA, ordinary nominative shares	770,681	12,974
Shin-Etsu Chemical Co., Ltd.	563,500	68,654
JSR Corp.	1,681,700	33,144
Ivanhoe Mines, Ltd., Class A1	3,403,051	26,893
Wacker Chemie AG	147,773	18,887
Linde PLC	35,287	11,510
Koninklijke DSM NV	93,550	11,469
BASF SE	136,760	6,789
Yunnan Energy New Material Co., Ltd., Class A	19,136	362
		714,773

Energy 10.48%
Reliance Industries, Ltd.	9,393,560	288,158
Canadian Natural Resources, Ltd. (CAD denominated)	1,562,283	86,756
Neste OYJ	1,756,952	81,150
Woodside Energy Group, Ltd.	3,071,566	74,317
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	6,724,576	71,617
TotalEnergies SE	1,147,298	71,609
Shell PLC (GBP denominated)	573,839	16,307
Cenovus Energy, Inc. (CAD denominated)	725,880	14,084
		703,998

Consumer discretionary 9.06%
MercadoLibre, Inc.[1]	128,451	108,700
Evolution AB	960,556	93,812
Sony Group Corp.	920,500	70,194
Galaxy Entertainment Group, Ltd.	9,204,000	60,944
LVMH Moët Hennessy-Louis Vuitton SE	72,682	52,799
Flutter Entertainment PLC[1]	313,163	42,911
Ferrari NV (EUR denominated)	177,292	37,933
Kering SA	70,951	36,312
Maruti Suzuki India, Ltd.	303,300	30,675
Entain PLC	1,832,094	29,375
Coupang, Inc., Class A1	1,304,214	19,185
Mercedes-Benz Group AG	136,786	8,976
InterContinental Hotels Group PLC	155,468	8,949
Aptiv PLC[1]	84,000	7,823
		608,588

66	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials 9.05%
Kotak Mahindra Bank, Ltd.	7,207,964	$158,591
AIA Group, Ltd.	12,210,576	134,524
Aegon NV	12,263,736	62,212
HDFC Bank, Ltd.	2,216,455	43,632
HDFC Bank, Ltd. (ADR)	207,750	14,212
Nu Holdings, Ltd., Class A1	8,115,368	33,030
Bajaj Finance, Ltd.	396,342	31,369
ING Groep NV	2,331,678	28,447
Axis Bank, Ltd.	1,917,190	21,549
FinecoBank SpA	1,211,135	20,184
Futu Holdings, Ltd. (ADR)[1]	375,890	15,280
China Merchants Bank Co., Ltd., Class A	2,726,800	14,621
B3 SA-Brasil, Bolsa, Balcao	4,413,000	11,041
Allfunds Group PLC	1,266,915	8,853
Bajaj Finserv, Ltd.	325,950	6,074
XP, Inc., Class A1	292,000	4,479
		608,098

Communication services 6.20%
Sea, Ltd., Class A (ADR)[1]	3,557,478	185,096
Bharti Airtel, Ltd.	12,732,125	123,766
Bharti Airtel, Ltd., interim shares	836,308	4,373
Universal Music Group NV	1,717,633	41,462
Informa PLC	3,630,108	27,216
Ubisoft Entertainment SA1	518,403	14,715
Singapore Telecommunications, Ltd.	5,800,500	11,136
Vivendi SE	907,392	8,683
Yandex NV, Class A1,3	313,000	—	[5]
		416,447

Consumer staples 4.31%
Kweichow Moutai Co., Ltd., Class A	224,223	55,485
Danone SA	878,392	46,277
Seven & i Holdings Co., Ltd.	984,200	42,102
Treasury Wine Estates, Ltd.	4,139,490	38,250
British American Tobacco PLC	911,000	36,144
Kobe Bussan Co., Ltd.	754,900	21,791
CP ALL PCL, foreign registered shares	9,053,300	17,849
Nestlé SA	78,463	9,061
Dabur India, Ltd.	933,875	6,324
Shiseido Company, Ltd.	122,000	6,012
Essity Aktiebolag, Class B	211,237	5,544
Pernod Ricard SA	22,974	4,516
Diageo PLC	13,194	583
		289,938

Utilities 1.77%
ENN Energy Holdings, Ltd.	8,532,700	119,038

Real estate 0.58%
ESR Group, Ltd.	14,852,600	31,175
Ayala Land, Inc.	14,181,500	7,891
		39,066

Total common stocks (cost: $5,702,657,000)		6,383,129

Preferred securities 0.79%
Health care 0.29%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,274,930	19,221

American Funds Insurance Series	67

International Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Energy 0.20%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	2,980,131	$13,829

Financials 0.16%
Itaú Unibanco Holding SA, preferred nominative shares	2,246,000	10,635

Consumer discretionary 0.13%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	88,248	8,953

Information technology 0.01%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4]	422	375
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4]	18	16
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4]	1	1
		392

Total preferred securities (cost: $78,028,000)		53,030

Rights & warrants 0.13%
Health care 0.13%
WuXi AppTec Co., Ltd., Class A, warrants, expire 11/21/2023[1,6]	729,706	8,446

Total rights & warrants (cost: $8,772,000)		8,446

Short-term securities 4.57%
Money market investments 4.55%
Capital Group Central Cash Fund 4.31%[7,8]	3,060,530	306,023

Money market investments purchased with collateral from securities on loan 0.02%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,9]	603,851	604
Capital Group Central Cash Fund 4.31%[7,8,9]	4,223	422
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,9]	420,189	420
		1,446

Total short-term securities (cost: $307,420,000)		307,469
Total investment securities 100.48% (cost: $6,096,877,000)		6,752,074
Other assets less liabilities (0.48)%		(32,493)

Net assets 100.00%		$6,719,581

68	American Funds Insurance Series

International Fund (continued)

Investments in affiliates8

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.56%
Money market investments 4.55%
Capital Group Central Cash Fund 4.31%[7]	$977,398	$1,494,158	$2,165,364		$(112)	$(57)	$306,023	$9,392
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%[7,9]	34,059		33,637	[10]			422	—	[11]
Total 4.56%					$(112)	$(57)	$306,445	$9,392

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Canva, Inc.[1,3]	8/26/2021-11/4/2021	$8,215	$4,282	.06%
Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	719	375	.01
Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	31	16	.00
Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	2	1	.00
Total		$8,967	$4,674	.07%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $1,530,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $4,674,000, which represented .07% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,446,000, which represented .13% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

American Funds Insurance Series	69

New World Fund

Investment portfolio December 31, 2022

Common stocks 90.37%	Shares	Value (000)
Information technology 14.17%
Microsoft Corp.	343,380	$82,348
Taiwan Semiconductor Manufacturing Company, Ltd.	3,763,000	54,844
Broadcom, Inc.	50,719	28,359
ASML Holding NV	52,210	28,261
Micron Technology, Inc.	505,143	25,247
Wolfspeed, Inc.[1]	312,105	21,548
Mastercard, Inc., Class A	47,073	16,369
Apple, Inc.	114,398	14,864
Tata Consultancy Services, Ltd.	274,095	10,793
Visa, Inc., Class A	50,545	10,501
Keyence Corp.	23,700	9,279
Infosys, Ltd. (ADR)	342,942	6,176
Infosys, Ltd.	131,247	2,378
SAP SE	70,089	7,233
Silergy Corp.	459,376	6,514
Synopsys, Inc.[1]	20,004	6,387
TELUS International (Cda), Inc., subordinate voting shares[1]	321,870	6,370
Samsung Electronics Co., Ltd.	143,145	6,312
NVIDIA Corp.	42,638	6,231
EPAM Systems, Inc.[1]	18,611	6,100
PagSeguro Digital, Ltd., Class A1	674,012	5,891
Edenred SA	100,382	5,462
Accenture PLC, Class A	20,142	5,375
Network International Holdings PLC[1]	1,472,831	5,275
Nokia Corp.	1,113,649	5,174
Tokyo Electron, Ltd.	15,700	4,664
Nice, Ltd. (ADR)[1]	23,806	4,578
Kingdee International Software Group Co., Ltd.[1]	2,128,000	4,530
Lasertec Corp.	27,100	4,501
Amadeus IT Group SA, Class A, non-registered shares[1]	70,704	3,646
Applied Materials, Inc.	36,011	3,507
MediaTek, Inc.	142,000	2,884
ASM International NV	10,858	2,749
SK hynix, Inc.	41,006	2,468
Trimble, Inc.[1]	41,404	2,093
Logitech International SA	31,053	1,927
Euronet Worldwide, Inc.[1]	19,369	1,828
KLA Corp.	4,743	1,788
Coforge, Ltd.	33,028	1,544
Cognizant Technology Solutions Corp., Class A	25,905	1,482
Globant SA1	8,094	1,361
Hamamatsu Photonics KK	25,400	1,222
Hundsun Technologies, Inc., Class A	198,090	1,153
Atlassian Corp., Class A1	8,731	1,124
VeriSign, Inc.[1]	4,446	913
MKS Instruments, Inc.	8,486	719
StoneCo, Ltd., Class A1	67,249	635
Autodesk, Inc.[1]	3,359	628
Disco Corp.	2,100	604
Advanced Micro Devices, Inc.[1]	8,455	548
Canva, Inc.[1,2,3]	385	342
Intel Corp.	3,575	95
		436,824

Financials 13.94%
Kotak Mahindra Bank, Ltd.	2,819,943	62,045
AIA Group, Ltd.	4,251,600	46,840
Ping An Insurance (Group) Company of China, Ltd., Class H	4,499,844	29,700
HDFC Bank, Ltd.	1,423,436	28,021
B3 SA-Brasil, Bolsa, Balcao	10,338,358	25,867
Capitec Bank Holdings, Ltd.	206,384	22,575
Bajaj Finance, Ltd.	215,621	17,066

70	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
ICICI Bank, Ltd.	967,310	$10,368
ICICI Bank, Ltd. (ADR)	290,583	6,361
AU Small Finance Bank, Ltd.	1,923,084	15,145
Bank Central Asia Tbk PT	20,947,600	11,484
UniCredit SpA	750,471	10,672
Industrial and Commercial Bank of China, Ltd., Class H	20,423,000	10,519
Nu Holdings, Ltd., Class A1	2,383,890	9,702
Bank Mandiri (Persero) Tbk PT	15,218,600	9,671
XP, Inc., Class A1	602,058	9,236
China Merchants Bank Co., Ltd., Class H	1,461,000	8,099
Discovery, Ltd.[1]	1,031,032	7,486
Banco Bilbao Vizcaya Argentaria, SA	1,202,030	7,259
Bank Rakyat Indonesia (Persero) Tbk PT	19,736,600	6,257
Eurobank Ergasias Services and Holdings SA1	5,321,431	6,007
Bank of Baroda	2,476,327	5,528
Moody’s Corp.	17,666	4,922
United Overseas Bank, Ltd.	191,900	4,401
Canara Bank	1,094,165	4,386
Erste Group Bank AG	135,838	4,332
East Money Information Co., Ltd., Class A	1,416,356	3,955
Alpha Services and Holdings SA1	3,535,444	3,772
Hong Kong Exchanges and Clearing, Ltd.	76,500	3,306
Bajaj Finserv, Ltd.	176,756	3,294
Standard Bank Group, Ltd.	330,214	3,261
Aon PLC, Class A	10,455	3,138
DBS Group Holdings, Ltd.	122,873	3,111
Grupo Financiero Banorte, SAB de CV, Series O	393,905	2,828
China Pacific Insurance (Group) Co., Ltd., Class H	1,158,294	2,558
Postal Savings Bank of China Co., Ltd., Class H	3,919,000	2,421
Bank of Ningbo Co., Ltd., Class A	498,700	2,329
S&P Global, Inc.	6,883	2,305
National Bank of Greece SA1	482,747	1,931
Piramal Enterprises, Ltd.	169,260	1,690
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B	1,294,654	1,515
Lufax Holding, Ltd. (ADR)	751,404	1,458
China Construction Bank Corp., Class H	2,110,000	1,322
TISCO Financial Group PCL, foreign registered shares	343,800	983
Fairfax Financial Holdings, Ltd., subordinate voting shares	1,008	597
HDFC Life Insurance Company, Ltd.	23,813	162
Moscow Exchange MICEX-RTS PJSC[1,2]	438,203	—	[4]
Sberbank of Russia PJSC[1,2]	2,662,164	—	[4]
		429,885

Health care 13.14%
Novo Nordisk A/S, Class B	469,272	63,539
Thermo Fisher Scientific, Inc.	72,737	40,056
Eli Lilly and Company	98,730	36,119
AstraZeneca PLC	199,832	27,120
Max Healthcare Institute, Ltd.[1]	4,642,420	24,670
PerkinElmer, Inc.	129,804	18,201
Abbott Laboratories	165,381	18,157
BeiGene, Ltd. (ADR)[1]	65,681	14,446
BeiGene, Ltd.[1]	44,100	753
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,545,088	14,110
EssilorLuxottica	72,078	13,125
Danaher Corp.	48,758	12,941
Rede D’Or Sao Luiz SA	1,633,717	9,153
Hypera SA, ordinary nominative shares	1,024,373	8,770
Pfizer, Inc.	167,880	8,602
Laurus Labs, Ltd.	1,901,101	8,597
WuXi Biologics (Cayman), Inc.[1]	1,102,600	8,465

American Funds Insurance Series	71

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
CSL, Ltd.	41,156	$8,025
Olympus Corp.	386,100	6,825
Carl Zeiss Meditec AG, non-registered shares	52,892	6,676
CanSino Biologics, Inc., Class H	673,696	5,763
WuXi AppTec Co., Ltd., Class H	268,500	2,837
WuXi AppTec Co., Ltd., Class A	203,359	2,354
Siemens Healthineers AG	100,533	5,029
Hapvida Participações e Investimentos SA1	4,948,421	4,761
Zoetis, Inc., Class A	31,997	4,689
Innovent Biologics, Inc.[1]	1,062,373	4,561
Straumann Holding AG	28,092	3,181
Legend Biotech Corp. (ADR)[1]	63,359	3,163
Hutchmed China, Ltd.[1,5]	786,002	2,418
Shionogi & Co., Ltd.	46,400	2,308
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	238,996	2,180
Mettler-Toledo International, Inc.[1]	1,435	2,074
OdontoPrev SA, ordinary nominative shares	1,000,547	1,711
Align Technology, Inc.[1]	7,299	1,539
Asahi Intecc Co., Ltd.	91,600	1,510
Genus PLC	40,970	1,477
Angelalign Technology, Inc.	85,000	1,340
Medtronic PLC	16,413	1,276
Merck KGaA	5,502	1,066
Bayer AG	16,010	827
Zai Lab, Ltd. (ADR)[1]	16,060	493
Shandong Pharmaceutical Glass Co., Ltd., Class A	66,700	272
		405,179

Industrials 10.83%
Airbus SE, non-registered shares	370,290	44,028
General Electric Co.	229,310	19,214
Larsen & Toubro, Ltd.	722,885	18,180
Safran SA	141,435	17,674
IMCD NV	113,074	16,151
DSV A/S	97,381	15,445
Shenzhen Inovance Technology Co., Ltd., Class A	1,435,674	14,359
Copa Holdings, SA, Class A1	172,274	14,328
Carrier Global Corp.	342,044	14,109
International Container Terminal Services, Inc.	3,660,200	13,173
Grab Holdings, Ltd., Class A1	3,941,298	12,691
Rumo SA	3,544,401	12,493
Caterpillar, Inc.	38,431	9,207
ZTO Express (Cayman), Inc., Class A (ADR)	294,858	7,923
Daikin Industries, Ltd.	45,200	6,953
Mitsui & Co., Ltd.	239,100	6,952
InPost SA1	768,099	6,492
TransDigm Group, Inc.	9,831	6,190
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,015,524	6,140
Suzhou Maxwell Technologies Co., Ltd., Class A	89,800	5,321
Thales SA	39,462	5,045
Interpump Group SpA	109,354	4,954
Boeing Company[1]	25,403	4,839
Raytheon Technologies Corp.	39,064	3,942
Contemporary Amperex Technology Co., Ltd., Class A	67,547	3,825
Wizz Air Holdings PLC[1]	153,309	3,512
Siemens AG	24,155	3,353
Centre Testing International Group Co., Ltd.	953,496	3,059
SMC Corp.	7,000	2,963
BAE Systems PLC	273,358	2,825
Spirax-Sarco Engineering PLC	21,156	2,718
Epiroc AB, Class B	153,337	2,472
Bharat Electronics, Ltd.	1,997,357	2,412

72	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Legrand SA	28,999	$2,335
Bureau Veritas SA	85,112	2,240
ABB, Ltd.	71,165	2,168
AirTAC International Group	70,000	2,119
Techtronic Industries Co., Ltd.	180,500	2,010
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	138,094	1,978
Hitachi, Ltd.	32,800	1,651
Atlas Copco AB, Class B	128,644	1,374
Nidec Corp.	25,100	1,307
Haitian International Holdings, Ltd.	485,000	1,297
Experian PLC	27,683	942
CCR SA, ordinary nominative shares	343,384	704
Vicor Corp.[1]	8,616	463
Hefei Meyer Optoelectronic Technology, Inc., Class A	126,100	434
		333,964

Consumer discretionary 10.70%
LVMH Moët Hennessy-Louis Vuitton SE	58,437	42,451
MercadoLibre, Inc.[1]	33,916	28,701
Midea Group Co., Ltd., Class A	3,015,168	22,397
Hermès International	13,597	20,982
Evolution AB	195,296	19,073
Li Ning Co., Ltd.	2,222,001	19,068
Galaxy Entertainment Group, Ltd.	2,661,000	17,620
General Motors Company	464,326	15,620
H World Group, Ltd. (ADR)	205,118	8,701
H World Group, Ltd.	611,320	2,631
YUM! Brands, Inc.	70,324	9,007
Trip.com Group, Ltd. (ADR)[1]	243,784	8,386
Zhongsheng Group Holdings, Ltd.	1,519,000	7,743
Kering SA	13,551	6,935
NIKE, Inc., Class B	56,533	6,615
Jumbo SA	367,791	6,278
Astra International Tbk PT	16,312,800	5,943
IDP Education, Ltd.	294,204	5,437
Industria de Diseño Textil, SA	198,585	5,288
Marriott International, Inc., Class A	35,444	5,277
JD.com, Inc., Class A	181,431	5,100
Titan Co., Ltd.	153,168	4,794
Tesla, Inc.[1]	36,323	4,474
adidas AG	32,573	4,447
Prosus NV, Class N	63,003	4,325
Alibaba Group Holding, Ltd.[1]	377,472	4,168
Americanas SA, ordinary nominative shares	1,839,202	3,362
Lear Corp.	22,412	2,779
Airbnb, Inc., Class A1	32,220	2,755
Melco Resorts & Entertainment, Ltd. (ADR)[1]	237,753	2,734
Maruti Suzuki India, Ltd.	24,671	2,495
Aptiv PLC[1]	23,648	2,202
Booking Holdings, Inc.[1]	1,083	2,183
InterContinental Hotels Group PLC	37,749	2,173
JD Health International, Inc.[1]	233,200	2,133
Naspers, Ltd., Class N	10,720	1,767
Stellantis NV	121,859	1,726
Inchcape PLC	158,322	1,563
Shangri-La Asia, Ltd.[1]	1,882,000	1,542
Magazine Luiza SA1	2,856,097	1,482
Levi Strauss & Co., Class A	89,390	1,387
Sands China, Ltd.[1]	367,200	1,216
Renault SA1	31,040	1,034
FSN E-Commerce Ventures, Ltd.	499,594	932
Flutter Entertainment PLC[1]	6,201	850

American Funds Insurance Series	73

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Cie. Financière Richemont SA, Class A	6,488	$840
Gree Electric Appliances, Inc. of Zhuhai, Class A	132,946	617
Jiumaojiu International Holdings, Ltd.	196,000	517
Cyrela Brazil Realty SA, ordinary nominative shares	115,141	285
Ozon Holdings PLC (ADR)[1,2]	209,599	—	[4]
		330,035

Materials 7.96%
Vale SA (ADR), ordinary nominative shares	1,657,863	28,134
Vale SA, ordinary nominative shares	1,563,228	26,316
First Quantum Minerals, Ltd.	1,427,502	29,826
Freeport-McMoRan, Inc.	632,561	24,037
Asian Paints, Ltd.	524,675	19,588
Albemarle Corp.	72,979	15,826
Linde PLC	43,780	14,280
Sika AG	54,150	13,066
Pidilite Industries, Ltd.	359,013	11,037
Barrick Gold Corp.	348,685	5,990
Shin-Etsu Chemical Co., Ltd.	46,300	5,641
LANXESS AG	133,996	5,408
Sociedad Química y Minera de Chile SA, Class B (ADR)	59,883	4,781
Wacker Chemie AG	33,237	4,248
Gerdau SA (ADR)	743,704	4,120
Givaudan SA	1,316	4,012
Loma Negra Compania Industrial Argentina SA (ADR)	505,941	3,466
Fresnillo PLC	299,094	3,247
Jindal Steel & Power, Ltd.	427,648	2,989
Shandong Sinocera Functional Material Co., Ltd., Class A	551,700	2,189
Wheaton Precious Metals Corp.	52,459	2,050
OCI NV	50,734	1,810
Amcor PLC (CDI)	142,086	1,703
Arkema SA	18,241	1,645
CCL Industries, Inc., Class B, nonvoting shares	34,789	1,486
Umicore SA	37,150	1,371
Koninklijke DSM NV	11,145	1,366
Grupo México, SAB de CV, Series B	372,626	1,308
Corteva, Inc.	19,893	1,169
Glencore PLC	166,729	1,115
Yunnan Energy New Material Co., Ltd., Class A	53,564	1,012
BASF SE	13,092	650
Navin Fluorine International, Ltd.	7,411	364
Polymetal International PLC[1]	76,572	228
Alrosa PJSC[1,2]	1,123,215	—	[4]
		245,478

Consumer staples 6.23%
Kweichow Moutai Co., Ltd., Class A	119,607	29,597
ITC, Ltd.	4,065,758	16,297
Bunge, Ltd.	149,915	14,957
Anheuser-Busch InBev SA/NV	179,767	10,807
Nestlé SA	92,198	10,648
Constellation Brands, Inc., Class A	41,910	9,713
Philip Morris International, Inc.	89,011	9,009
Varun Beverages, Ltd.	520,713	8,291
Ajinomoto Co., Inc.	270,999	8,263
Monster Beverage Corp.[1]	79,331	8,054
Carlsberg A/S, Class B	47,845	6,334
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	3,616,697	6,138
Pernod Ricard SA	31,035	6,100
Raia Drogasil SA, ordinary nominative shares	1,191,066	5,351
Avenue Supermarts, Ltd.[1]	96,957	4,752
Japan Tobacco, Inc.	232,900	4,709

74	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Arca Continental, SAB de CV	559,188	$4,541
Dabur India, Ltd.	536,320	3,632
Uni-Charm Corp.	86,000	3,298
Mondelez International, Inc.	48,376	3,224
British American Tobacco PLC	57,762	2,292
L’Oréal SA, non-registered shares	6,141	2,203
Foshan Haitian Flavouring and Food Co., Ltd., Class A	189,896	2,174
Proya Cosmetics Co., Ltd., Class A	83,620	2,015
Danone SA	34,906	1,839
United Spirits, Ltd.[1]	150,135	1,593
Essity Aktiebolag, Class B	59,261	1,555
Monde Nissin Corp.	7,788,000	1,553
Wuliangye Yibin Co., Ltd., Class A	51,771	1,340
Reckitt Benckiser Group PLC	18,928	1,317
Diageo PLC	9,646	426
X5 Retail Group NV (GDR)[1,2]	88,147	—	[4]
		192,022

Communication services 5.12%
Sea, Ltd., Class A (ADR)[1]	440,837	22,937
Alphabet, Inc., Class C1	170,931	15,167
Alphabet, Inc., Class A1	70,628	6,231
Bharti Airtel, Ltd.	1,936,137	18,821
Bharti Airtel, Ltd., interim shares	80,154	419
Tencent Holdings, Ltd.	398,700	16,946
MTN Group, Ltd.	1,937,113	14,510
América Móvil, SAB de CV, Series L (ADR)	579,878	10,554
Netflix, Inc.[1]	32,399	9,554
Meta Platforms, Inc., Class A1	66,844	8,044
Telefónica, SA, non-registered shares	2,013,890	7,294
NetEase, Inc.	215,200	3,137
NetEase, Inc. (ADR)	26,801	1,946
Vodafone Group PLC	4,478,968	4,540
Indus Towers, Ltd.	1,704,995	3,916
Activision Blizzard, Inc.	51,137	3,914
Singapore Telecommunications, Ltd.	1,920,800	3,688
JCDecaux SE1	88,804	1,689
Telefônica Brasil SA, ordinary nominative shares	222,879	1,619
TIM SA	649,389	1,525
Informa PLC	166,372	1,247
Sitios Latinoamerica, SAB de CV, Class B1[1]	531,908	255
Yandex NV, Class A1,2	378,730	—	[4]
		157,953

Energy 4.96%
Reliance Industries, Ltd.	1,922,257	58,967
TotalEnergies SE	429,775	26,824
Baker Hughes Co., Class A	400,704	11,833
New Fortress Energy, Inc., Class A	199,711	8,472
BP PLC	1,438,591	8,366
Exxon Mobil Corp.	66,625	7,349
Hess Corp.	42,526	6,031
Cheniere Energy, Inc.	33,338	4,999
Aker BP ASA	160,241	4,995
Chevron Corp.	24,508	4,399
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	240,586	2,562
Shell PLC (GBP denominated)	88,634	2,519
INPEX Corp.	229,000	2,444
TechnipFMC PLC[1]	171,689	2,093

American Funds Insurance Series	75

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Galp Energia, SGPS, SA, Class B	76,673	$1,037
Gazprom PJSC[2]	945,858	—	[4]
Rosneft Oil Co. PJSC[2]	588,661	—	[4]
		152,890

Utilities 1.73%
ENN Energy Holdings, Ltd.	1,596,100	22,267
AES Corp.	494,900	14,233
Engie SA	433,528	6,210
Enel SpA	717,325	3,858
Power Grid Corporation of India, Ltd.	1,407,075	3,622
China Resources Gas Group, Ltd.	848,600	3,161
China Gas Holdings, Ltd.	67,400	97
		53,448

Real estate 1.59%
Macrotech Developers, Ltd.[1]	1,294,321	17,070
American Tower Corp. REIT	36,333	7,698
ESR Group, Ltd.	2,725,200	5,720
CK Asset Holdings, Ltd.	920,500	5,667
BR Malls Participações SA, ordinary nominative shares	3,350,637	5,267
China Resources Mixc Lifestyle Services, Ltd.	550,000	2,794
CTP NV	192,994	2,273
Embassy Office Parks REIT	367,228	1,490
China Overseas Land & Investment, Ltd.	222,115	586
Country Garden Services Holdings Co., Ltd.	180,000	446
Ayala Land, Inc.	198,600	110
		49,121

Total common stocks (cost: $2,233,829,000)		2,786,799

Preferred securities 1.05%
Consumer discretionary 0.38%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	43,971	4,461
Getir BV, Series D, preferred shares[1,2,3]	7,768	3,736
Porsche Automobil Holding SE, nonvoting preferred shares	60,985	3,346
		11,543

Materials 0.28%
Gerdau SA, preferred nominative shares	1,533,179	8,529

Real estate 0.17%
QuintoAndar, Ltd., Series E, preferred shares[1,2,3]	32,657	4,267
QuintoAndar, Ltd., Series E-1, preferred shares[1,2,3]	8,400	1,098
		5,365

Financials 0.13%
Itaú Unibanco Holding SA, preferred nominative shares	339,548	1,608
Itaú Unibanco Holding SA (ADR), preferred nominative shares	151,962	716
Banco Bradesco SA, preferred nominative shares	619,768	1,778
		4,102

Energy 0.06%
Petróleo Brasileiro SA (Petrobras) (ADR), preferred nominative shares	129,613	1,204
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	156,248	725
		1,929

Health care 0.02%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	71,554	605

76	American Funds Insurance Series

New World Fund (continued)

Preferred securities (continued)	Shares		Value (000)
Industrials 0.01%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]		169,406	$235

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,2,3]		34	30
Canva, Inc., Series A-3, noncumulative preferred shares[1,2,3]		1	1
			31

Total preferred securities (cost: $30,813,000)			32,339

Rights & warrants 0.00%
Materials 0.00%
Shandong Sinocera Functional Material Co., Ltd., Class A, warrants, expire 10/30/2023[1,6]		43,474	172

Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[1]		37,386	31

Total rights & warrants (cost: $183,000)			203

Bonds, notes & other debt instruments 3.26%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.66%
Abu Dhabi (Emirate of) 2.50% 9/30/2029[6]	USD	1,000	899
Abu Dhabi (Emirate of) 1.70% 3/2/2031[6]		885	732
Angola (Republic of) 8.25% 5/9/2028		500	457
Angola (Republic of) 8.00% 11/26/2029[6]		1,100	968
Angola (Republic of) 8.75% 4/14/2032[6]		280	243
Argentine Republic 1.00% 7/9/2029		32	9
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[7]		5,341	1,454
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[7]		2,217	568
Argentine Republic 3.875% 1/9/2038 (4.25% on 7/9/2023)[7]		1,318	420
Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[7]		5,279	1,502
Armenia (Republic of) 7.15% 3/26/2025		290	294
Bahrain (Kingdom of) 6.75% 9/20/2029[6]		200	200
Brazil (Federative Republic of) 10.00% 1/1/2027	BRL	19,869	3,461
Brazil (Federative Republic of) 6.00% 5/15/2027[8]		16,377	3,109
Chile (Republic of) 3.10% 5/7/2041	USD	375	271
Chile (Republic of) 4.34% 3/7/2042		645	547
China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY	36,200	5,205
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		34,650	5,410
Colombia (Republic of) 4.50% 1/28/2026	USD	280	264
Colombia (Republic of) 3.25% 4/22/2032		700	511
Colombia (Republic of) 8.00% 4/20/2033		200	201
Colombia (Republic of) 7.375% 9/18/2037		1,090	1,025
Colombia (Republic of) 5.625% 2/26/2044		520	384
Colombia (Republic of) 5.20% 5/15/2049		755	517
Colombia (Republic of) 4.125% 5/15/2051		350	211
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR	150	127
Dominican Republic 6.875% 1/29/2026	USD	370	374
Dominican Republic 8.625% 4/20/2027[6]		575	600
Dominican Republic 5.50% 2/22/2029[6]		275	254
Dominican Republic 11.375% 7/6/2029	DOP	12,800	221
Dominican Republic 6.00% 2/22/2033[6]	USD	150	136
Dominican Republic 7.45% 4/30/2044[6]		1,125	1,053
Dominican Republic 7.45% 4/30/2044		1,000	936
Dominican Republic 5.875% 1/30/2060[6]		280	206
Egypt (Arab Republic of) 5.875% 2/16/2031[6]		365	255

American Funds Insurance Series	77

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Egypt (Arab Republic of) 6.375% 4/11/2031	EUR	550	$411
Egypt (Arab Republic of) 7.625% 5/29/2032[6]	USD	900	669
Egypt (Arab Republic of) 7.625% 5/29/2032		275	204
Egypt (Arab Republic of) 8.50% 1/31/2047		800	536
Egypt (Arab Republic of) 8.875% 5/29/2050		850	578
Egypt (Arab Republic of) 8.75% 9/30/2051		755	510
Egypt (Arab Republic of) 8.15% 11/20/2059[6]		500	329
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		880	553
Export-Import Bank of India 3.25% 1/15/2030		1,180	1,025
Gabonese Republic 6.95% 6/16/2025		540	513
Gabonese Republic 7.00% 11/24/2031		300	247
Ghana (Republic of) 6.375% 2/11/2027		485	188
Ghana (Republic of) 7.875% 3/26/2027		200	79
Ghana (Republic of) 7.75% 4/7/2029[6]		1,125	423
Ghana (Republic of) 7.625% 5/16/2029		460	174
Ghana (Republic of) 8.125% 3/26/2032		2,130	782
Honduras (Republic of) 6.25% 1/19/2027		1,365	1,208
Honduras (Republic of) 5.625% 6/24/2030		678	547
Honduras (Republic of) 5.625% 6/24/2030[6]		281	227
Indonesia (Republic of) 6.625% 2/17/2037		500	568
Indonesia (Republic of) 5.25% 1/17/2042		840	828
Iraq (Republic of) 6.752% 3/9/2023		960	950
Jordan (Hashemite Kingdom of) 5.75% 1/31/2027[6]		800	773
Kazakhstan (Republic of) 6.50% 7/21/2045[6]		800	836
Kenya (Republic of) 6.875% 6/24/2024		200	185
Kenya (Republic of) 8.25% 2/28/2048[6]		1,800	1,402
Mongolia (State of) 8.75% 3/9/2024		370	359
Mongolia (State of) 4.45% 7/7/2031		300	234
Mozambique (Republic of) 5.00% 9/15/2031 (9.00% on 9/15/2023)[7]		880	678
Oman (Sultanate of) 4.875% 2/1/2025[6]		565	556
Oman (Sultanate of) 5.375% 3/8/2027		750	736
Oman (Sultanate of) 6.25% 1/25/2031[6]		600	606
Pakistan (Islamic Republic of) 8.25% 9/30/2025[6]		410	199
Pakistan (Islamic Republic of) 6.00% 4/8/2026[6]		380	153
Pakistan (Islamic Republic of) 6.875% 12/5/2027[6]		1,050	416
Pakistan (Islamic Republic of) 7.875% 3/31/2036		200	72
Pakistan (Islamic Republic of) 8.875% 4/8/2051		850	300
Panama (Republic of) 3.75% 4/17/2026[6]		678	639
Panama (Republic of) 4.50% 5/15/2047		1,155	892
Panama (Republic of) 4.50% 4/16/2050		200	152
Panama (Republic of) 4.30% 4/29/2053		400	290
Panama (Republic of) 4.50% 1/19/2063		200	142
Paraguay (Republic of) 4.70% 3/27/2027[6]		400	395
Paraguay (Republic of) 4.95% 4/28/2031		320	310
Peru (Republic of) 3.00% 1/15/2034		425	336
Peru (Republic of) 6.55% 3/14/2037		1,070	1,131
Peru (Republic of) 3.55% 3/10/2051		370	265
Peru (Republic of) 2.78% 12/1/2060		365	214
PETRONAS Capital, Ltd. 4.55% 4/21/2050[6]		400	359
Philippines (Republic of) 1.648% 6/10/2031		580	465
Philippines (Republic of) 6.375% 10/23/2034		820	911
Philippines (Republic of) 3.95% 1/20/2040		700	595
Philippines (Republic of) 3.70% 3/1/2041		505	414
Philippines (Republic of) 2.95% 5/5/2045		790	572
PT Indonesia Asahan Aluminium Tbk 6.757% 11/15/2048		200	188
Qatar (State of) 4.50% 4/23/2028[6]		2,000	2,016
Qatar (State of) 4.50% 4/23/2028		600	605
Romania 2.00% 1/28/2032	EUR	1,375	987
Romania 2.00% 4/14/2033		300	207
Romania 5.125% 6/15/2048[6]	USD	500	399
Russian Federation 4.25% 6/23/2027[9]		1,000	430

78	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Russian Federation 4.375% 3/21/2029[6,9]	USD	800	$328
Russian Federation 5.10% 3/28/2035[9]		1,600	656
Russian Federation 5.25% 6/23/2047[9]		1,200	492
Senegal (Republic of) 4.75% 3/13/2028	EUR	950	880
South Africa (Republic of) 5.875% 6/22/2030	USD	1,200	1,120
South Africa (Republic of) 5.875% 4/20/2032		400	362
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025[9]		450	147
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025[9]		1,904	614
Sri Lanka (Democratic Socialist Republic of) 6.825% 7/18/2026[9]		1,270	407
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[9]		471	150
Tunisia (Republic of) 6.75% 10/31/2023	EUR	465	420
Tunisia (Republic of) 6.75% 10/31/2023		310	280
Tunisia (Republic of) 5.625% 2/17/2024		500	422
Tunisia (Republic of) 5.75% 1/30/2025	USD	625	435
Turkey (Republic of) 11.875% 1/15/2030		800	954
Turkey (Republic of) 5.875% 6/26/2031		1,170	963
Turkey (Republic of) 4.875% 4/16/2043		400	261
Turkey (Republic of) 5.75% 5/11/2047		2,005	1,373
Ukraine 8.994% 2/1/2026[9]		600	134
Ukraine 7.75% 9/1/2029[9]		2,328	503
Ukraine 9.75% 11/1/2030[9]		900	187
Ukraine 7.375% 9/25/2034[9]		2,180	416
United Mexican States 4.50% 4/22/2029		300	287
United Mexican States 4.75% 4/27/2032		870	817
United Mexican States 4.75% 3/8/2044		1,090	884
United Mexican States 3.75% 4/19/2071		200	125
United Mexican States, Series M, 7.50% 6/3/2027	MXN	20,360	986
United Mexican States, Series M, 7.75% 5/29/2031		43,000	2,044
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[9]	USD	1,383	121
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[9]		299	26
Venezuela (Bolivarian Republic of) 7.65% 4/21/2025[9]		129	11
Venezuela (Bolivarian Republic of) 11.75% 10/21/2026[9]		64	6
Venezuela (Bolivarian Republic of) 9.25% 9/15/2027[9]		170	16
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[9]		319	29
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[9]		64	5
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[9]		1,149	92
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[9]		950	67
Venezuela (Bolivarian Republic of) 11.95% 8/5/2031[9]		106	10
Venezuela (Bolivarian Republic of) 12.75% 8/23/2022[9]		85	7
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[9]		107	10
			82,039

Corporate bonds, notes & loans 0.51%
Energy 0.17%
Oleoducto Central SA 4.00% 7/14/2027[6]		255	225
Oleoducto Central SA 4.00% 7/14/2027		200	177
Petrobras Global Finance Co. 6.85% 6/5/2115		314	266
Petróleos Mexicanos 6.875% 8/4/2026		800	757
Petróleos Mexicanos 6.49% 1/23/2027		1,670	1,525
Petróleos Mexicanos 8.75% 6/2/2029		1,105	1,038
Petróleos Mexicanos 6.70% 2/16/2032		622	490
Petrorio Luxembourg SARL 6.125% 6/9/2026		200	191
PTT Exploration and Production PCL 2.993% 1/15/2030		200	174
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[6]		630	420
			5,263

American Funds Insurance Series	79

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials 0.09%
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]	USD	800	$670
CMB International Leasing Management, Ltd. 2.75% 8/12/2030		895	687
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[6,7]		600	516
Power Financial Corp., Ltd. 6.15% 12/6/2028		432	439
Power Financial Corp., Ltd. 4.50% 6/18/2029		273	253
Power Financial Corp., Ltd. 3.35% 5/16/2031		310	258
			2,823

Consumer discretionary 0.07%
Alibaba Group Holding, Ltd. 4.20% 12/6/2047		600	461
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		410	256
Arcos Dorados BV 6.125% 5/27/2029		450	437
Meituan Dianping 3.05% 10/28/2030[6]		800	618
MercadoLibre, Inc. 3.125% 1/14/2031		400	310
Sands China, Ltd. 4.875% 6/18/2030		220	193
			2,275

Materials 0.05%
Braskem Idesa SAPI 7.45% 11/15/2029		775	613
Braskem Idesa SAPI 7.45% 11/15/2029[6]		300	237
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[6]		230	204
Sasol Financing USA, LLC 5.875% 3/27/2024		500	491
			1,545

Utilities 0.04%
AES Panama Generation Holdings SRL 4.375% 5/31/2030[6]		280	244
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[6]		412	328
Enfragen Energia Sur SA 5.375% 12/30/2030		969	679
			1,251

Communication services 0.04%
Axiata SPV5 Labuan, Ltd. 3.064% 8/19/2050		357	238
PLDT, Inc. 2.50% 1/23/2031		210	165
Tencent Holdings, Ltd. 3.975% 4/11/2029		400	369
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		580	368
			1,140

Consumer staples 0.02%
Marfrig Global Foods SA 3.95% 1/29/2031		320	246
NBM US Holdings, Inc. 6.625% 8/6/2029[3]		420	407
			653

Industrials 0.02%
Mexico City Airport Trust 4.25% 10/31/2026		475	454

Health care 0.01%
Rede D’Or Finance SARL 4.50% 1/22/2030		480	414

Total corporate bonds, notes & loans			15,818

U.S. Treasury bonds & notes 0.09%

U.S. Treasury 0.09%
U.S. Treasury (3-month U.S. Treasury Bill Yield - 0.015%) 4.383% 1/31/2024[10,11]		2,730	2,729

Total bonds, notes & other debt instruments (cost: $123,585,000)			100,586

80	American Funds Insurance Series

New World Fund (continued)

		Value
Short-term securities 5.44%	Shares	(000)
Money market investments 5.43%
Capital Group Central Cash Fund 4.31%[12,13]	1,673,444	$167,328

Money market investments purchased with collateral from securities on loan 0.01%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[12,14]	149,334	150
Capital Group Central Cash Fund 4.31%[12,13,14]	862	86
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[12,14]	58,955	59
		295

Total short-term securities (cost: $167,602,000)		167,623
Total investment securities 100.12% (cost: $2,556,012,000)		3,087,550
Other assets less liabilities (0.12)%		(3,766)

Net assets 100.00%		$3,083,784

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
2 Year Euro-Schatz Futures	Long	40	March 2023	USD	4,514	$(18)
5 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,511)	3
10 Year Euro-Bund Futures	Short	18	March 2023		(2,561)	126
10 Year Ultra U.S. Treasury Note Futures	Short	43	March 2023		(5,086)	30
30 Year Ultra U.S. Treasury Bond Futures	Long	53	March 2023		7,118	(48)
						$93

Forward currency contracts

						Unrealized
						(depreciation)
Contract amount						appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	77	EUR	73	Goldman Sachs	1/11/2023	$(1)
USD	1,484	EUR	1,409	Goldman Sachs	1/12/2023	(25)
EUR	8	USD	9	Barclays Bank PLC	1/13/2023	— [4]
USD	1,683	EUR	1,593	JPMorgan Chase	1/13/2023	(24)
						$(50)

American Funds Insurance Series	81

New World Fund (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

						Upfront	Unrealized
				Notional	Value at	premium	appreciation
Reference	Financing	Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
index	rate paid	frequency	date	(000)	(000)	(000)	(000)
CDX.EM.38	1.00%	Quarterly	12/20/2027	USD 2,230	$ 131	$ 129	$ 2

Investments in affiliates13

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 5.43%
Money market investments 5.43%
Capital Group Central Cash Fund 4.31%[12]	$216,764	$756,276	$805,673		$(44)	$5	$167,328	$4,331
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.31%[12,14]	4,255		4,169	[15]			86	—	[16]
Total 5.43%					$(44)	$5	$167,414	$4,331

Restricted securities3

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
QuintoAndar, Ltd., Series E, preferred shares[1,2]	5/26/2021	$5,258	$4,267	.14%
QuintoAndar, Ltd., Series E-1, preferred shares[1,2]	12/20/2021	1,716	1,098	.04
Getir BV, Series D, preferred shares[1,2]	5/27/2021	3,500	3,736	.12
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	404	407	.01
Canva, Inc.[1,2]	8/26/2021-11/4/2021	656	342	.01
Canva, Inc., Series A, noncumulative preferred shares[1,2]	11/4/2021	58	30	.00
Canva, Inc., Series A-3, noncumulative preferred shares[1,2]	11/4/2021	2	1	.00
Total		$11,594	$9,881	.32%

82	American Funds Insurance Series

New World Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $9,881,000, which represented .32% of the net assets of the fund.
[4]	Amount less than one thousand.
[5]	All or a portion of this security was on loan. The total value of all such securities was $311,000, which represented .01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $19,603,000, which represented .64% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Scheduled interest and/or principal payment was not received.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $297,000, which represented .01% of the net assets of the fund.
[11]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[12]	Rate represents the seven-day yield at 12/31/2022.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Represents net activity. Refer to Note 5 for more information on securities lending.
[16]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CDI = CREST Depository Interest

CNY = Chinese yuan

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

MXN = Mexican pesos

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	83

Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Common stocks 95.35%	Shares	Value (000)
Health care 21.99%
UnitedHealth Group, Inc.	706,573	$374,611
Pfizer, Inc.	5,089,889	260,806
CVS Health Corp.	2,030,283	189,202
Eli Lilly and Company	436,276	159,607
Johnson & Johnson	897,185	158,488
AbbVie, Inc.	926,694	149,763
AstraZeneca PLC (ADR)	1,747,998	118,514
Humana, Inc.	211,641	108,400
Gilead Sciences, Inc.	1,234,157	105,952
Abbott Laboratories	676,709	74,296
Cigna Corp.	197,196	65,339
Elevance Health, Inc.	118,687	60,883
Danaher Corp.	228,637	60,685
Bristol-Myers Squibb Company	577,839	41,576
Novo Nordisk A/S, Class B (ADR)	214,095	28,976
Zimmer Biomet Holdings, Inc.	179,120	22,838
Thermo Fisher Scientific, Inc.	38,181	21,026
Regeneron Pharmaceuticals, Inc.[1]	25,933	18,710
Zoetis, Inc., Class A	100,063	14,664
Roche Holding AG (ADR)	322,207	12,614
Molina Healthcare, Inc.[1]	37,656	12,435
Edwards Lifesciences Corp.[1]	85,300	6,364
Baxter International, Inc.	114,187	5,820
ResMed, Inc.	24,754	5,152
		2,076,721

Information technology 17.56%
Broadcom, Inc.	919,032	513,857
Microsoft Corp.	1,830,263	438,934
Apple, Inc.	765,754	99,494
ASML Holding NV (New York registered) (ADR)	157,302	85,950
Intel Corp.	2,778,330	73,431
Visa, Inc., Class A	290,482	60,351
Fidelity National Information Services, Inc.	587,989	39,895
Motorola Solutions, Inc.	149,004	38,400
Mastercard, Inc., Class A	110,216	38,325
SAP SE (ADR)	370,066	38,187
KLA Corp.	90,564	34,145
Applied Materials, Inc.	344,981	33,594
Paychex, Inc.	238,707	27,585
TE Connectivity, Ltd.	233,588	26,816
Automatic Data Processing, Inc.	91,188	21,781
Texas Instruments, Inc.	119,302	19,711
NetApp, Inc.	285,109	17,124
Synopsys, Inc.[1]	47,178	15,064
Oracle Corp.	116,989	9,563
QUALCOMM, Inc.	85,889	9,443
EPAM Systems, Inc.[1]	21,637	7,091
Analog Devices, Inc.	28,186	4,623
Micron Technology, Inc.	74,256	3,711
Ciena Corp.[1]	17,550	895
		1,657,970

Financials 13.67%
Marsh & McLennan Companies, Inc.	1,329,999	220,088
JPMorgan Chase & Co.	1,231,233	165,108
BlackRock, Inc.	152,050	107,747
Chubb, Ltd.	450,474	99,375
CME Group, Inc., Class A	530,969	89,288
Wells Fargo & Company	1,821,863	75,225
Bank of America Corp.	1,370,945	45,406
Citizens Financial Group, Inc.	1,109,159	43,668

84	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Discover Financial Services	414,920	$40,592
Intercontinental Exchange, Inc.	394,483	40,470
Morgan Stanley	458,540	38,985
S&P Global, Inc.	111,373	37,303
Capital One Financial Corp.	348,076	32,357
Blackstone, Inc., nonvoting shares	403,946	29,969
Apollo Asset Management, Inc.	443,289	28,277
Nasdaq, Inc.	458,289	28,116
KKR & Co., Inc.	601,229	27,909
Goldman Sachs Group, Inc.	78,842	27,073
Aon PLC, Class A	75,142	22,553
PNC Financial Services Group, Inc.	130,342	20,586
Toronto-Dominion Bank[2]	236,859	15,339
KeyCorp	770,460	13,422
Canadian Imperial Bank of Commerce	314,940	12,739
Arthur J. Gallagher & Co.	56,249	10,605
Moody’s Corp.	26,105	7,273
Fifth Third Bancorp	192,883	6,329
Charles Schwab Corp.	38,738	3,225
Progressive Corp.	14,654	1,901
		1,290,928

Industrials 11.24%
Northrop Grumman Corp.	340,603	185,836
Lockheed Martin Corp.	220,356	107,201
Raytheon Technologies Corp.	991,865	100,099
Caterpillar, Inc.	415,519	99,542
Norfolk Southern Corp.	312,913	77,108
CSX Corp.	2,421,254	75,011
L3Harris Technologies, Inc.	323,116	67,276
Honeywell International, Inc.	292,363	62,653
Boeing Company[1]	256,666	48,892
Waste Connections, Inc.	206,205	27,335
Equifax, Inc.	124,702	24,237
ABB, Ltd. (ADR)	753,846	22,962
United Parcel Service, Inc., Class B	123,077	21,396
Robert Half International, Inc.	278,467	20,559
Union Pacific Corp.	99,249	20,552
Rockwell Automation	59,498	15,325
Carrier Global Corp.	317,975	13,117
Huntington Ingalls Industries, Inc.	47,307	10,913
PACCAR, Inc.	108,835	10,771
Republic Services, Inc.	78,273	10,096
Johnson Controls International PLC	152,323	9,749
BAE Systems PLC (ADR)[2]	212,361	8,950
HEICO Corp.	56,216	8,637
Air Lease Corp., Class A	157,245	6,041
RELX PLC (ADR)	186,041	5,157
Waste Management, Inc.	11,150	1,749
		1,061,164

Consumer discretionary 8.11%
Home Depot, Inc.	574,803	181,557
YUM! Brands, Inc.	682,736	87,445
Target Corp.	566,187	84,385
General Motors Company	1,894,289	63,724
Darden Restaurants, Inc.	417,284	57,723
Lennar Corp., Class A	515,314	46,636
Wynn Resorts, Ltd.[1]	470,851	38,831
NIKE, Inc., Class B	321,417	37,609
TJX Companies, Inc.	469,822	37,398
Dollar General Corp.	115,057	28,333

American Funds Insurance Series	85

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
D.R. Horton, Inc.	283,590	$25,279
Starbucks Corp.	247,055	24,508
Chipotle Mexican Grill, Inc.[1]	9,251	12,836
VF Corp.	440,631	12,166
Aptiv PLC[1]	104,868	9,766
McDonald’s Corp.	21,948	5,784
Royal Caribbean Cruises, Ltd.[1]	110,264	5,450
Polaris, Inc.	52,835	5,336
Amazon.com, Inc.[1]	17,265	1,450
		766,216

Consumer staples 6.76%
Archer Daniels Midland Company	1,568,943	145,676
Philip Morris International, Inc.	1,242,650	125,769
Keurig Dr Pepper, Inc.	1,386,913	49,457
Kraft Heinz Company	1,133,294	46,136
Procter & Gamble Company	266,724	40,425
Reckitt Benckiser Group PLC (ADR)[2]	2,494,590	35,149
Nestlé SA (ADR)	289,515	33,393
General Mills, Inc.	345,460	28,967
Hormel Foods Corp.	592,388	26,983
Mondelez International, Inc.	372,276	24,812
Costco Wholesale Corp.	50,498	23,052
Church & Dwight Co., Inc.	148,770	11,992
Walgreens Boots Alliance, Inc.	316,943	11,841
Unilever PLC (ADR)	182,723	9,200
British American Tobacco PLC (ADR)	222,076	8,879
Kimberly-Clark Corp.	55,351	7,514
Danone (ADR)	694,054	7,298
Conagra Brands, Inc.	57,435	2,223
		638,766

Energy 5.90%
Pioneer Natural Resources Company	558,497	127,555
Chevron Corp.	509,098	91,378
ConocoPhillips	757,878	89,430
Baker Hughes Co., Class A	2,518,351	74,367
Exxon Mobil Corp.	576,453	63,583
EOG Resources, Inc.	297,609	38,546
Canadian Natural Resources, Ltd.	665,647	36,963
TC Energy Corp.	678,590	27,049
Enbridge, Inc.	208,235	8,142
		557,013

Communication services 3.97%
Comcast Corp., Class A	6,323,705	221,140
Alphabet, Inc., Class C1	732,176	64,966
Alphabet, Inc., Class A1	442,820	39,070
Meta Platforms, Inc., Class A1	262,927	31,641
Activision Blizzard, Inc.	138,758	10,622
Electronic Arts, Inc.	36,898	4,508
Deutsche Telekom AG (ADR)	142,813	2,853
		374,800

Utilities 2.63%
Constellation Energy Corp.	810,638	69,885
Sempra Energy	407,271	62,940
Entergy Corp.	349,992	39,374
CMS Energy Corp.	446,368	28,268
Public Service Enterprise Group, Inc.	235,300	14,417
NextEra Energy, Inc.	142,120	11,881

86	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Xcel Energy, Inc.	110,238	$7,729
Dominion Energy, Inc.	123,750	7,588
Evergy, Inc.	95,960	6,039
		248,121

Materials 2.24%
Linde PLC	198,540	64,760
Rio Tinto PLC (ADR)	501,584	35,713
Corteva, Inc.	497,904	29,267
Air Products and Chemicals, Inc.	64,476	19,875
LyondellBasell Industries NV	219,873	18,256
Nucor Corp.	125,314	16,518
Huntsman Corp.	442,172	12,151
Albemarle Corp.	55,023	11,932
H.B. Fuller Co.	49,263	3,528
		212,000

Real estate 1.28%
Extra Space Storage, Inc. REIT	363,771	53,540
American Tower Corp. REIT	109,250	23,146
Equinix, Inc. REIT	27,909	18,281
Digital Realty Trust, Inc. REIT	174,296	17,477
Regency Centers Corp. REIT	115,400	7,212
Welltower, Inc. REIT	15,517	1,017
		120,673

Total common stocks (cost: $7,295,957,000)		9,004,372

Convertible stocks 0.35%
Health care 0.20%
Becton, Dickinson and Company, Series B, convertible preferred shares, 6.00% 6/1/2023	197,800	9,906
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[2]	6,821	9,253
		19,159

Utilities 0.08%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	90,700	4,552
American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023	56,400	2,909
		7,461

Financials 0.07%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	113,300	6,487

Total convertible stocks (cost: $33,103,000)		33,107

Short-term securities 4.19%
Money market investments 4.07%
Capital Group Central Cash Fund 4.31%[3,4]	3,847,079	384,669

American Funds Insurance Series	87

Washington Mutual Investors Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 4.31%[3,4,5]	63,391	$6,338
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.09%[3,5]	2,494,000	2,494
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[3,5]	1,460,582	1,461
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[3,5]	1,324,956	1,325
		11,618

Total short-term securities (cost: $396,237,000)		396,287
Total investment securities 99.89% (cost: $7,725,297,000)		9,433,766
Other assets less liabilities 0.11%		9,934

Net assets 100.00%		$9,443,700

Investments in affiliates4

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.14%
Money market investments 4.07%
Capital Group Central Cash Fund 4.31%[3]	$321,870	$1,392,905	$1,330,045	$(71)	$10	$384,669	$6,762
Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 4.31%[3,5]	9,273		2,9356			6,338	—	[7]
Total 4.14%				$(71)	$10	$391,007	$6,762

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $12,432,000, which represented .13% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2022.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

88	American Funds Insurance Series

Capital World Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 95.23%	Shares	Value (000)
Information technology 15.74%
Broadcom, Inc.	91,368	$51,087
Microsoft Corp.	200,685	48,128
Taiwan Semiconductor Manufacturing Company, Ltd.	2,403,800	35,035
ASML Holding NV	48,522	26,265
Apple, Inc.	111,767	14,522
EPAM Systems, Inc.[1]	37,912	12,425
Tokyo Electron, Ltd.	35,800	10,635
Capgemini SE	47,477	7,963
Micron Technology, Inc.	141,746	7,085
Accenture PLC, Class A	24,538	6,548
Mastercard, Inc., Class A	15,969	5,553
Logitech International SA	65,146	4,043
NVIDIA Corp.	25,359	3,706
Delta Electronics, Inc.	337,000	3,139
Keyence Corp.	7,600	2,975
Hexagon AB, Class B	260,158	2,735
Ceridian HCM Holding, Inc.[1]	38,252	2,454
Shopify, Inc., Class A, subordinate voting shares[1]	69,098	2,398
OBIC Co., Ltd.	16,200	2,395
Applied Materials, Inc.	23,343	2,273
Synopsys, Inc.[1]	6,800	2,171
MediaTek, Inc.	93,000	1,889
Worldline SA, non-registered shares[1]	44,297	1,729
TE Connectivity, Ltd.	13,147	1,509
Lasertec Corp.	8,872	1,474
Fujitsu, Ltd.	11,000	1,457
SK hynix, Inc.	22,772	1,371
ServiceNow, Inc.[1]	3,191	1,239
Oracle Corp.	15,041	1,229
Disco Corp.	3,900	1,121
GlobalWafers Co., Ltd.	71,000	986
Snowflake, Inc., Class A1	5,882	844
Zscaler, Inc.[1]	7,066	791
Infosys, Ltd.	41,700	755
Nomura Research Institute, Ltd.	28,600	680
SS&C Technologies Holdings, Inc.	10,174	530
PagSeguro Digital, Ltd., Class A1	22,705	198
Wolfspeed, Inc.[1]	1,813	125
Fidelity National Information Services, Inc.	1,708	116
		271,578

Health care 15.17%
UnitedHealth Group, Inc.	74,724	39,617
Abbott Laboratories	241,728	26,539
Eli Lilly and Company	58,184	21,286
Gilead Sciences, Inc.	178,860	15,355
AstraZeneca PLC	104,122	14,131
Pfizer, Inc.	261,843	13,417
Novo Nordisk A/S, Class B	84,097	11,387
Thermo Fisher Scientific, Inc.	20,658	11,376
Daiichi Sankyo Company, Ltd.	344,500	11,040
Centene Corp.[1]	118,976	9,757
Novartis AG	96,113	8,706
Siemens Healthineers AG	144,724	7,240
Stryker Corp.	28,725	7,023
AbbVie, Inc.	34,990	5,655
Amgen, Inc.	18,534	4,868
Takeda Pharmaceutical Company, Ltd.	146,400	4,573
CVS Health Corp.	47,511	4,428
Olympus Corp.	213,300	3,770
Medtronic PLC	42,451	3,299
Vertex Pharmaceuticals, Inc.[1]	10,220	2,951

American Funds Insurance Series	89

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
ResMed, Inc.	13,349	$2,778
Shionogi & Co., Ltd.	52,400	2,607
Insulet Corp.[1]	8,552	2,518
PerkinElmer, Inc.	17,633	2,472
Carl Zeiss Meditec AG, non-registered shares	19,475	2,458
Bayer AG	46,783	2,416
EssilorLuxottica	12,616	2,297
DexCom, Inc.[1]	19,845	2,247
Cigna Corp.	6,618	2,193
Intuitive Surgical, Inc.[1]	7,213	1,914
Zoetis, Inc., Class A	11,180	1,638
CSL, Ltd.	8,133	1,586
Alcon, Inc.	21,412	1,471
Rede D’Or Sao Luiz SA	255,608	1,432
BioNTech SE (ADR)	8,468	1,272
Guardant Health, Inc.[1]	32,188	876
Eurofins Scientific SE, non-registered shares	12,151	875
Penumbra, Inc.[1]	3,640	810
Catalent, Inc.[1]	13,075	588
Molina Healthcare, Inc.[1]	1,089	360
Agilon Health, Inc.[1]	19,961	322
HOYA Corp.	1,300	126
EUROAPI[1]	2,830	42
		261,716

Financials 12.95%
Zurich Insurance Group AG	40,892	19,541
AIA Group, Ltd.	1,331,999	14,675
Kotak Mahindra Bank, Ltd.	641,387	14,112
Toronto-Dominion Bank (CAD denominated)	196,293	12,710
JPMorgan Chase & Co.	73,488	9,855
HDFC Bank, Ltd.	379,442	7,470
HDFC Bank, Ltd. (ADR)	14,868	1,017
B3 SA-Brasil, Bolsa, Balcao	3,320,838	8,309
DNB Bank ASA	401,356	7,946
Ping An Insurance (Group) Company of China, Ltd., Class H	1,071,500	7,072
Ping An Insurance (Group) Company of China, Ltd., Class A	23,000	156
Nasdaq, Inc.	110,650	6,788
PNC Financial Services Group, Inc.	39,710	6,272
Wells Fargo & Company	142,901	5,900
Morgan Stanley	64,543	5,487
Chubb, Ltd.	23,142	5,105
ING Groep NV	395,598	4,827
American International Group, Inc.	75,453	4,772
Aon PLC, Class A	15,659	4,700
HDFC Life Insurance Company, Ltd.	681,398	4,651
CME Group, Inc., Class A	27,577	4,637
Discover Financial Services	44,649	4,368
DBS Group Holdings, Ltd.	167,200	4,233
Blackstone, Inc., nonvoting shares	54,273	4,027
Intercontinental Exchange, Inc.	35,038	3,595
KBC Groep NV	54,921	3,526
S&P Global, Inc.	8,773	2,938
Citigroup, Inc.	60,832	2,751
FinecoBank SpA	153,752	2,562
Israel Discount Bank Ltd., Class A	471,720	2,479
Fairfax Financial Holdings, Ltd., subordinate voting shares	4,135	2,449
AXA SA	80,016	2,230
BNP Paribas SA	35,889	2,042
ICICI Bank, Ltd.	188,346	2,019
Apollo Asset Management, Inc.	31,437	2,005
Banco Santander, SA	631,521	1,891

90	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
National Bank of Canada	26,966	$1,817
Arthur J. Gallagher & Co.	9,509	1,793
Fifth Third Bancorp	48,163	1,580
Goldman Sachs Group, Inc.	4,548	1,562
Power Corporation of Canada, subordinate voting shares[2]	63,342	1,490
Blue Owl Capital, Inc., Class A	136,448	1,446
Macquarie Group, Ltd.	12,033	1,366
XP, Inc., Class A1	86,047	1,320
Postal Savings Bank of China Co., Ltd., Class H	2,121,000	1,310
United Overseas Bank, Ltd.	54,800	1,257
Marsh & McLennan Companies, Inc.	7,341	1,215
Bajaj Finance, Ltd.	15,022	1,189
China Merchants Bank Co., Ltd., Class H	130,403	723
China Merchants Bank Co., Ltd., Class A	86,187	462
Axis Bank, Ltd.	100,962	1,135
Hong Kong Exchanges and Clearing, Ltd.	25,200	1,089
Tryg A/S	45,292	1,074
East Money Information Co., Ltd., Class A	379,800	1,061
Aegon NV	196,376	996
Lufax Holding, Ltd. (ADR)	180,760	351
Sberbank of Russia PJSC[1,3]	3,196,952	—	[4]
		223,353

Industrials 12.59%
Airbus SE, non-registered shares	165,602	19,690
General Electric Co.	226,107	18,945
BAE Systems PLC	1,376,080	14,222
Raytheon Technologies Corp.	121,846	12,297
Carrier Global Corp.	262,272	10,819
Recruit Holdings Co., Ltd.	317,150	10,087
Safran SA	80,040	10,002
Lockheed Martin Corp.	20,070	9,764
Deere & Company	21,851	9,369
Siemens AG	59,301	8,230
Caterpillar, Inc.	31,794	7,617
Boeing Company[1]	39,550	7,534
CSX Corp.	174,517	5,406
L3Harris Technologies, Inc.	25,925	5,398
Mitsui & Co., Ltd.	152,400	4,431
LIXIL Corp.	288,000	4,389
Melrose Industries PLC	2,436,274	3,961
RELX PLC	119,741	3,318
RELX PLC (ADR)	15,132	419
TransDigm Group, Inc.	5,844	3,680
Bureau Veritas SA	137,541	3,620
Johnson Controls International PLC	55,085	3,525
Daikin Industries, Ltd.	19,600	3,015
Brenntag SE	39,862	2,549
Compagnie de Saint-Gobain SA, non-registered shares	51,704	2,538
Canadian Pacific Railway, Ltd.	31,797	2,372
Legrand SA	28,600	2,303
Bunzl PLC	68,998	2,303
ASSA ABLOY AB, Class B	104,956	2,258
Northrop Grumman Corp.	3,877	2,115
Schneider Electric SE	13,179	1,853
Thales SA	14,244	1,821
Waste Connections, Inc.	13,211	1,751
BayCurrent Consulting, Inc.	54,200	1,695
Rockwell Automation	6,529	1,682
VINCI SA	15,814	1,579
Rentokil Initial PLC	256,104	1,574
Nidec Corp.	22,100	1,151

American Funds Insurance Series	91

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
SMC Corp.	2,700	$1,143
AB Volvo, Class B	62,128	1,125
MTU Aero Engines AG	5,108	1,106
Atlas Copco AB, Class B	89,617	957
Adecco Group AG	28,154	926
ManpowerGroup, Inc.	11,115	925
Larsen & Toubro, Ltd.	35,295	888
International Consolidated Airlines Group SA (CDI)[1,2]	287,033	427
Honeywell International, Inc.	1,401	300
Deutsche Post AG	3,901	147
		217,226

Consumer discretionary 9.00%
LVMH Moët Hennessy-Louis Vuitton SE	40,590	29,488
Home Depot, Inc.	63,297	19,993
General Motors Company	304,882	10,256
Amazon.com, Inc.[1]	98,471	8,272
Booking Holdings, Inc.[1]	3,555	7,164
Flutter Entertainment PLC[1]	45,621	6,251
Restaurant Brands International, Inc.	44,121	2,853
Restaurant Brands International, Inc. (CAD denominated)	43,454	2,811
Cie. Financière Richemont SA, Class A	40,890	5,291
Sony Group Corp.	66,800	5,094
Dollar Tree Stores, Inc.[1]	33,180	4,693
Marriott International, Inc., Class A	29,974	4,463
Lennar Corp., Class A	39,345	3,561
Target Corp.	22,747	3,390
Industria de Diseño Textil, SA	117,969	3,141
Sands China, Ltd.[1]	935,200	3,098
Shimano, Inc.	19,200	3,059
Chipotle Mexican Grill, Inc.[1]	2,122	2,944
Evolution AB	25,292	2,470
Rivian Automotive, Inc., Class A1	126,108	2,324
NIKE, Inc., Class B	19,311	2,260
Pan Pacific International Holdings Corp.	119,900	2,226
YUM! Brands, Inc.	16,678	2,136
Astra International Tbk PT	5,716,600	2,083
InterContinental Hotels Group PLC	34,581	1,991
Darden Restaurants, Inc.	14,208	1,965
Stellantis NV	128,257	1,818
JD.com, Inc., Class A	52,947	1,488
Tesla, Inc.[1]	12,036	1,483
Midea Group Co., Ltd., Class A	194,700	1,446
Li Ning Co., Ltd.	163,000	1,399
Kindred Group PLC (SDR)	127,475	1,331
Wynn Macau, Ltd.[1]	826,400	921
Royal Caribbean Cruises, Ltd.[1]	17,446	862
Aristocrat Leisure, Ltd.	39,792	822
Entain PLC	17,337	278
Hermès International	105	162
		155,287

Consumer staples 7.57%
Philip Morris International, Inc.	309,980	31,373
Nestlé SA	110,820	12,798
Keurig Dr Pepper, Inc.	316,125	11,273
British American Tobacco PLC	243,321	9,654
Kroger Co.	171,853	7,661
Kweichow Moutai Co., Ltd., Class A	28,600	7,077
Ocado Group PLC[1]	898,794	6,764
Imperial Brands PLC	257,311	6,429
Seven & i Holdings Co., Ltd.	137,500	5,882

92	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Bunge, Ltd.	52,225	$5,210
Ajinomoto Co., Inc.	131,100	3,997
Danone SA	68,733	3,621
Arca Continental, SAB de CV	432,054	3,509
Treasury Wine Estates, Ltd.	365,056	3,373
Varun Beverages, Ltd.	177,457	2,825
Altria Group, Inc.	56,773	2,595
ITC, Ltd.	565,239	2,266
Constellation Brands, Inc., Class A	9,208	2,134
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	307,600	1,368
Essity Aktiebolag, Class B	31,422	825
		130,634

Materials 7.02%
Vale SA, ordinary nominative shares	1,606,974	27,052
Vale SA (ADR), ordinary nominative shares	880,043	14,934
Fortescue Metals Group, Ltd.	1,251,957	17,454
Rio Tinto PLC	167,527	11,755
Freeport-McMoRan, Inc.	262,321	9,968
Linde PLC	21,113	6,887
Shin-Etsu Chemical Co., Ltd.	39,100	4,764
BHP Group, Ltd. (CDI)	116,082	3,579
Air Products and Chemicals, Inc.	8,996	2,773
Albemarle Corp.	11,198	2,428
CRH PLC	60,032	2,377
Air Liquide SA, bonus shares[1]	8,561	1,218
Air Liquide SA, non-registered shares	7,503	1,067
Barrick Gold Corp. (CAD denominated)	121,716	2,086
Dow, Inc.	40,669	2,049
Akzo Nobel NV	29,669	1,980
Glencore PLC	279,444	1,869
Amcor PLC (CDI)	147,168	1,764
Evonik Industries AG	82,596	1,586
First Quantum Minerals, Ltd.	70,833	1,480
HeidelbergCement AG	25,414	1,449
Lynas Rare Earths, Ltd.[1]	121,178	643
		121,162

Energy 6.30%
Canadian Natural Resources, Ltd. (CAD denominated)[2]	429,516	23,852
Baker Hughes Co., Class A	428,998	12,668
TotalEnergies SE	178,299	11,129
EOG Resources, Inc.	74,135	9,602
Tourmaline Oil Corp.	123,757	6,244
BP PLC	932,803	5,424
Reliance Industries, Ltd.	147,765	4,533
Cameco Corp. (CAD denominated)	147,245	3,337
Cameco Corp.	46,300	1,050
Shell PLC (GBP denominated)	149,201	4,240
Cenovus Energy, Inc. (CAD denominated)	206,756	4,011
Woodside Energy Group, Ltd.	119,566	2,893
Woodside Energy Group, Ltd. (CDI)	37,610	908
ConocoPhillips	29,431	3,473
Aker BP ASA	101,330	3,159
TC Energy Corp. (CAD denominated)	76,353	3,044
Suncor Energy, Inc.	84,173	2,670
Var Energi ASA	735,288	2,537
Exxon Mobil Corp.	18,586	2,050
Halliburton Company	44,744	1,761
Gazprom PJSC[3]	2,248,304	—	[4]
		108,585

American Funds Insurance Series	93

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 4.97%
Alphabet, Inc., Class C1	185,056	$16,420
Alphabet, Inc., Class A1	90,146	7,954
Netflix, Inc.[1]	30,480	8,988
Comcast Corp., Class A	225,329	7,880
SoftBank Corp.	536,785	6,069
NetEase, Inc.	348,000	5,073
Publicis Groupe SA	78,301	4,972
Meta Platforms, Inc., Class A1	38,469	4,629
Sea, Ltd., Class A (ADR)[1]	85,765	4,462
Universal Music Group NV	148,872	3,594
Bharti Airtel, Ltd.	357,140	3,472
Bharti Airtel, Ltd., interim shares	13,994	73
Deutsche Telekom AG1	161,959	3,230
Singapore Telecommunications, Ltd.	1,510,800	2,901
Omnicom Group, Inc.	21,678	1,768
Nippon Telegraph and Telephone Corp.	53,400	1,524
Tencent Holdings, Ltd.	34,300	1,458
Take-Two Interactive Software, Inc.[1]	12,130	1,263
Yandex NV, Class A1,3	151,598	—	[4]
		85,730

Utilities 2.91%
DTE Energy Company	51,844	6,093
Iberdrola, SA, non-registered shares	502,226	5,875
PG&E Corp.[1]	322,958	5,251
NextEra Energy, Inc.	55,877	4,671
E.ON SE	439,329	4,385
China Resources Gas Group, Ltd.	1,106,532	4,121
Engie SA	236,678	3,390
Engie SA, bonus shares	41,586	596
Edison International	52,162	3,318
Enel SpA	583,497	3,138
Exelon Corp.	59,727	2,582
Power Grid Corporation of India, Ltd.	862,367	2,220
AES Corp.	47,865	1,377
Endesa, SA	67,522	1,274
Constellation Energy Corp.	12,539	1,081
Public Service Enterprise Group, Inc.	14,569	893
		50,265

Real estate 1.01%
Crown Castle, Inc. REIT	39,469	5,353
Longfor Group Holdings, Ltd.	866,238	2,655
American Tower Corp. REIT	12,107	2,565
China Resources Mixc Lifestyle Services, Ltd.	358,800	1,823
W. P. Carey, Inc. REIT	22,705	1,774
Americold Realty Trust, Inc. REIT	62,231	1,762
Sun Hung Kai Properties, Ltd.	70,500	965
Iron Mountain, Inc. REIT	11,618	579
		17,476

Total common stocks (cost: $1,368,680,000)		1,643,012

Preferred securities 0.16%
Consumer discretionary 0.12%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	19,788	2,007

94	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Preferred securities (continued)		Shares		Value (000)
Health care 0.03%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]			59,790	$505

Financials 0.01%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]			58,870	138
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]			61,516	125
				263

Total preferred securities (cost: $3,231,000)				2,775

Convertible bonds & notes 0.05%		Principal amount (000)
Communication services 0.05%
Sea, Ltd., convertible notes, 2.375% 12/1/2025		USD	952	940

Total convertible bonds & notes (cost: $2,437,000)				940

Bonds, notes & other debt instruments 0.35%
Corporate bonds, notes & loans 0.29%
Health care 0.15%
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024			1,600	1,572
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026			1,100	964
				2,536

Consumer discretionary 0.07%
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[5]			647	695
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]			390	312
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]			151	152
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]			125	129
				1,288

Energy 0.04%
TransCanada PipeLines, Ltd. 5.10% 3/15/2049			800	729

Financials 0.03%
Lloyds Banking Group PLC 3.369% 12/14/2046[6]			709	462

Total corporate bonds, notes & loans				5,015

Bonds & notes of governments & government agencies outside the U.S. 0.06%
United Mexican States, Series M, 8.00% 12/7/2023		MXN	20,000	1,001

Total bonds, notes & other debt instruments (cost: $6,581,000)				6,016

Short-term securities 4.42%	Weighted average yield at acquisition
Commercial paper 4.04%
DBS Bank, Ltd. 1/5/2023[5]	3.640%	USD	37,100	37,073
DNB Bank ASA 3/2/2023[5]	4.273		33,000	32,755
				69,828

American Funds Insurance Series	95

Capital World Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.34%
Invesco Short-Term Investments Trust – Government & Agency Portfolio,Institutional Class 4.22%[7,8]	2,893,689	$2,894
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,8]	2,827,563	2,827
Capital Group Central Cash Fund 4.31%[7,8,9]	1,112	111
		5,832

Money market investments 0.04%
Capital Group Central Cash Fund 4.31%[7,9]	6,929	693

Total short-term securities (cost: $76,365,000)		76,353
Total investment securities 100.21% (cost: $1,457,294,000)		1,729,096
Other assets less liabilities (0.21)%		(3,698)

Net assets 100.00%		$1,725,398

Investments in affiliates9

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)		Net realized gain (000)		Net unrealized depreciation (000)		Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 0.05%
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%[7,8]	$293	$		$182	[10]	$		$		$111	$—	[11]
Money market investments 0.04%
Capital Group Central Cash Fund 4.31%[7]	12,989		493,820	506,123			8		(1)	693	1,469
Total 0.05%							$8		$(1)	$804	$1,469

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $6,155,000, which represented .36% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $71,116,000, which represented 4.12% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

96	American Funds Insurance Series

Growth-Income Fund

Investment portfolio December 31, 2022

Common stocks 91.48%	Shares	Value (000)
Information technology 20.19%
Microsoft Corp.	7,759,381	$1,860,855
Broadcom, Inc.	2,430,747	1,359,104
Mastercard, Inc., Class A	1,487,948	517,404
Apple, Inc.	2,169,231	281,848
Visa, Inc., Class A	1,346,541	279,757
ASML Holding NV	215,068	116,417
ASML Holding NV (New York registered) (ADR)	137,293	75,017
Taiwan Semiconductor Manufacturing Company, Ltd.	12,123,000	176,689
Automatic Data Processing, Inc.	718,796	171,692
Fidelity National Information Services, Inc.	2,472,310	167,746
Accenture PLC, Class A	625,335	166,864
Applied Materials, Inc.	1,686,100	164,192
Concentrix Corp.	904,367	120,426
Micron Technology, Inc.	2,363,454	118,125
ServiceNow, Inc.[1]	294,412	114,311
GoDaddy, Inc., Class A1	1,402,444	104,931
Global Payments, Inc.	973,628	96,701
FleetCor Technologies, Inc.[1]	420,507	77,239
Analog Devices, Inc.	398,402	65,350
QUALCOMM, Inc.	564,911	62,106
Fiserv, Inc.[1]	536,700	54,244
Texas Instruments, Inc.	309,811	51,187
Adobe, Inc.[1]	143,116	48,163
TELUS International (Cda), Inc., subordinate voting shares[1]	2,302,991	45,576
KLA Corp.	116,000	43,736
MKS Instruments, Inc.	481,000	40,755
Cognizant Technology Solutions Corp., Class A	682,850	39,052
NVIDIA Corp.	239,765	35,039
Snowflake, Inc., Class A1	225,042	32,303
Datadog, Inc., Class A1	365,800	26,886
Intel Corp.	1,000,000	26,430
Ceridian HCM Holding, Inc.[1]	350,352	22,475
Trimble, Inc.[1]	443,800	22,439
Lam Research Corp.	50,039	21,031
Dye & Durham, Ltd.[2]	1,322,100	16,023
Paychex, Inc.	127,131	14,691
VeriSign, Inc.[1]	61,000	12,532
Atlassian Corp., Class A1	52,744	6,787
Euronet Worldwide, Inc.[1]	27,800	2,624
		6,658,747

Industrials 14.17%
Raytheon Technologies Corp.	7,634,279	770,451
General Electric Co.	6,238,229	522,701
Northrop Grumman Corp.	633,267	345,517
TFI International, Inc.	2,669,105	267,551
Carrier Global Corp.	5,549,584	228,920
TransDigm Group, Inc.	340,571	214,441
Woodward, Inc.	2,204,500	212,977
General Dynamics Corp.	848,975	210,639
Airbus SE, non-registered shares	1,617,590	192,335
Waste Connections, Inc.	1,425,463	188,959
L3Harris Technologies, Inc.	840,290	174,957
Old Dominion Freight Line, Inc.	525,000	148,985
BWX Technologies, Inc.	2,159,505	125,424
Norfolk Southern Corp.	482,759	118,962
United Rentals, Inc.[1]	296,000	105,204
ITT, Inc.	1,244,379	100,919
Waste Management, Inc.	625,300	98,097
Equifax, Inc.	490,008	95,238
Air Lease Corp., Class A	2,097,300	80,578
Honeywell International, Inc.	364,682	78,151

American Funds Insurance Series	97

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Fortive Corp.	1,085,000	$69,711
United Airlines Holdings, Inc.[1]	1,810,598	68,260
Safran SA	539,713	67,444
Lockheed Martin Corp.	110,000	53,514
GFL Environmental, Inc., subordinate voting shares	1,600,000	46,768
CSX Corp.	1,171,873	36,305
Otis Worldwide Corp.	268,100	20,995
Fastenal Co.	379,747	17,970
Boeing Company[1]	62,500	11,906
		4,673,879

Health care 13.30%
UnitedHealth Group, Inc.	2,035,435	1,079,147
Abbott Laboratories	6,014,324	660,313
AbbVie, Inc.	3,742,689	604,856
Novo Nordisk A/S, Class B	2,431,449	329,218
Humana, Inc.	487,426	249,655
AstraZeneca PLC	1,209,323	164,124
AstraZeneca PLC (ADR)	721,200	48,897
Elevance Health, Inc.	366,614	188,062
Thermo Fisher Scientific, Inc.	265,602	146,264
Bristol-Myers Squibb Company	1,994,278	143,488
Eli Lilly and Company	360,974	132,059
Pfizer, Inc.	2,180,169	111,712
PerkinElmer, Inc.	769,600	107,913
Seagen, Inc.[1]	654,515	84,112
Horizon Therapeutics PLC[1]	421,815	48,002
Zoetis, Inc., Class A	305,121	44,715
Tandem Diabetes Care, Inc.[1]	910,186	40,913
Stryker Corp.	148,897	36,404
Medtronic PLC	413,597	32,145
Roche Holding AG, nonvoting non-registered shares	85,502	26,870
Penumbra, Inc.[1]	117,381	26,113
Edwards Lifesciences Corp.[1]	317,059	23,656
Zimmer Biomet Holdings, Inc.	171,174	21,825
Takeda Pharmaceutical Company, Ltd.	464,600	14,511
NovoCure, Ltd.[1]	193,600	14,200
Vir Biotechnology, Inc.[1]	258,400	6,540
		4,385,714

Financials 8.78%
JPMorgan Chase & Co.	3,394,830	455,247
Chubb, Ltd.	1,451,726	320,251
Marsh & McLennan Companies, Inc.	1,709,201	282,839
Arthur J. Gallagher & Co.	1,189,650	224,297
Nasdaq, Inc.	2,761,260	169,403
BlackRock, Inc.	202,957	143,821
Morgan Stanley	1,592,297	135,377
Aon PLC, Class A	442,013	132,666
B3 SA-Brasil, Bolsa, Balcao	39,829,500	99,654
Berkshire Hathaway, Inc., Class B1	285,000	88,037
State Street Corp.	1,077,260	83,563
Webster Financial Corp.	1,701,139	80,532
American International Group, Inc.	1,272,230	80,456
Signature Bank	669,947	77,191
S&P Global, Inc.	228,138	76,413
Moody’s Corp.	216,306	60,267
Power Corporation of Canada, subordinate voting shares[2]	2,293,100	53,940
Wells Fargo & Company	1,298,041	53,596
Blue Owl Capital, Inc., Class A	4,749,165	50,341
MSCI, Inc.	98,300	45,726
TPG, Inc., Class A	1,347,552	37,502

98	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
LPL Financial Holdings, Inc.	169,900	$36,727
Western Alliance Bancorporation	486,936	29,002
Citizens Financial Group, Inc.	728,750	28,691
Bank of America Corp.	791,332	26,209
PNC Financial Services Group, Inc.	152,679	24,114
CME Group, Inc., Class A	5,500	925
		2,896,787

Consumer discretionary 7.82%
Amazon.com, Inc.[1]	5,804,151	487,549
General Motors Company	8,736,000	293,879
Dollar Tree Stores, Inc.[1]	1,279,006	180,903
Home Depot, Inc.	551,165	174,091
Hilton Worldwide Holdings, Inc.	1,177,320	148,766
Royal Caribbean Cruises, Ltd.[1]	2,958,586	146,243
Wyndham Hotels & Resorts, Inc.	1,842,940	131,420
D.R. Horton, Inc.	1,325,599	118,164
Chipotle Mexican Grill, Inc.[1]	70,670	98,054
Burlington Stores, Inc.[1]	399,428	80,988
InterContinental Hotels Group PLC	1,396,700	80,392
Starbucks Corp.	767,500	76,136
NIKE, Inc., Class B	629,740	73,686
Dollar General Corp.	291,102	71,684
Lear Corp.	569,068	70,576
Kering SA	101,695	52,046
Aptiv PLC[1]	447,289	41,656
Darden Restaurants, Inc.	296,000	40,946
CarMax, Inc.[1]	650,000	39,578
Churchill Downs, Inc.	185,426	39,205
Airbnb, Inc., Class A1	350,000	29,925
Norwegian Cruise Line Holdings, Ltd.[1]	2,177,187	26,649
YUM! Brands, Inc.	196,630	25,184
NVR, Inc.[1]	5,298	24,437
Rivian Automotive, Inc., Class A1	1,071,576	19,749
McDonald’s Corp.	25,000	6,588
		2,578,494

Communication services 7.52%
Alphabet, Inc., Class C1	5,068,984	449,771
Alphabet, Inc., Class A1	4,841,135	427,133
Netflix, Inc.[1]	1,812,523	534,477
Comcast Corp., Class A	11,970,266	418,600
Meta Platforms, Inc., Class A1	3,113,843	374,720
Charter Communications, Inc., Class A1	378,097	128,213
Electronic Arts, Inc.	843,700	103,083
T-Mobile US, Inc.[1]	181,772	25,448
Take-Two Interactive Software, Inc.[1]	178,984	18,638
		2,480,083

Consumer staples 5.80%
Philip Morris International, Inc.	6,790,089	687,225
British American Tobacco PLC	9,433,859	374,286
Keurig Dr Pepper, Inc.	6,469,367	230,698
General Mills, Inc.	1,378,800	115,612
Mondelez International, Inc.	1,506,161	100,386
Molson Coors Beverage Company, Class B, restricted voting shares	1,620,313	83,478
Anheuser-Busch InBev SA/NV	1,339,531	80,530
Archer Daniels Midland Company	670,100	62,219
Constellation Brands, Inc., Class A	237,807	55,112
Bunge, Ltd.	538,852	53,761

American Funds Insurance Series	99

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Procter & Gamble Company	180,677	$27,383
Kraft Heinz Company	567,200	23,091
Monster Beverage Corp.[1]	178,560	18,129
		1,911,910

Energy 4.78%
Chevron Corp.	2,053,300	368,547
ConocoPhillips	2,749,013	324,383
Canadian Natural Resources, Ltd. (CAD denominated)	4,947,114	274,722
Baker Hughes Co., Class A	7,353,936	217,162
EOG Resources, Inc.	620,310	80,343
TC Energy Corp. (CAD denominated)[2]	1,849,358	73,728
Exxon Mobil Corp.	660,220	72,822
Equitrans Midstream Corp.	10,215,807	68,446
Suncor Energy, Inc.	1,451,133	46,031
Cheniere Energy, Inc.	238,735	35,801
Diamondback Energy, Inc.	117,500	16,072
		1,578,057

Utilities 4.04%
PG&E Corp.[1]	25,776,996	419,134
Edison International	2,689,330	171,095
Entergy Corp.	1,304,500	146,756
Constellation Energy Corp.	1,414,838	121,973
Sempra Energy	690,000	106,633
CenterPoint Energy, Inc.	2,840,104	85,175
AES Corp.	2,803,707	80,635
Enel SpA	12,931,498	69,549
NextEra Energy, Inc.	585,000	48,906
DTE Energy Company	401,000	47,129
CMS Energy Corp.	551,001	34,895
		1,331,880

Materials 3.24%
Linde PLC	1,122,332	366,082
Vale SA (ADR), ordinary nominative shares	5,459,475	92,647
Vale SA, ordinary nominative shares	3,404,848	57,318
LyondellBasell Industries NV	1,735,980	144,138
Albemarle Corp.	540,457	117,204
Freeport-McMoRan, Inc.	2,382,960	90,553
Corteva, Inc.	1,405,942	82,641
ATI, Inc.[1]	1,769,447	52,836
Barrick Gold Corp.	2,373,000	40,768
Sherwin-Williams Company	101,038	23,979
		1,068,166

Real estate 1.84%
VICI Properties, Inc. REIT	9,124,903	295,647
Equinix, Inc. REIT	298,158	195,302
Crown Castle, Inc. REIT	864,782	117,299
		608,248

Total common stocks (cost: $19,921,309,000)		30,171,965

Convertible stocks 0.83%
Health care 0.51%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[2]	123,957	168,154

100	American Funds Insurance Series

Growth-Income Fund (continued)

Convertible stocks (continued)	Shares		Value (000)
Consumer discretionary 0.14%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023		420,075	$45,082

Utilities 0.09%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		617,200	30,977

Financials 0.09%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023		527,700	30,211

Total convertible stocks (cost: $288,316,000)			274,424

Bonds, notes & other debt instruments 0.02%	Principal amount (000)
Corporate bonds, notes & loans 0.02%
Industrials 0.02%
Boeing Company 4.875% 5/1/2025	USD	4,706	4,674

Consumer discretionary 0.00%
General Motors Financial Co. 4.30% 7/13/2025		160	155
General Motors Financial Co. 5.25% 3/1/2026		827	815
			970
Energy 0.00%
Weatherford International, Ltd. 11.00% 12/1/2024[3]		265	272
Total corporate bonds, notes & loans			5,916

Total bonds, notes & other debt instruments (cost: $5,868,000)			5,916

Short-term securities 8.45%		Shares
Money market investments 7.77%
Capital Group Central Cash Fund 4.31%[4,5]		25,654,468	2,565,190

Money market investments purchased with collateral from securities on loan 0.68%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[4,6]		92,462,113	92,462
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[4,6]		91,131,298	91,131
Capital Group Central Cash Fund 4.31%[4,5,6]		402,344	40,231
			223,824

Total short-term securities (cost: $2,788,688,000)			2,789,014
Total investment securities 100.78% (cost: $23,004,181,000)			33,241,319
Other assets less liabilities (0.78)%			(258,352)

Net assets 100.00%			$32,982,967

American Funds Insurance Series	101

Growth-Income Fund (continued)

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 7.89%
Money market investments 7.77%
Capital Group Central Cash Fund 4.31%[4]	$1,220,761	$5,840,874		$4,496,259	$(316)	$130	$2,565,190	$40,278

Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 4.31%[4,6]	39,148	1,083	[7]				40,231	—	[8]
Total 7.89%					$(316)	$130	$2,605,421	$40,278

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $240,456,000, which represented .73% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $272,000, which represented less than .01% of the net assets of the fund.
[4]	Rate represents the seven-day yield at 12/31/2022.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

102	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 96.75%	Shares	Value (000)
Financials 16.53%
AIA Group, Ltd.	408,000	$4,495
Ping An Insurance (Group) Company of China, Ltd., Class H	643,000	4,244
AXA SA	114,432	3,189
Zurich Insurance Group AG	5,399	2,580
HDFC Bank, Ltd.	118,266	2,328
Tokio Marine Holdings, Inc.	105,200	2,252
UniCredit SpA	132,526	1,885
Toronto-Dominion Bank (CAD denominated)	28,953	1,875
Société Générale	70,627	1,772
DNB Bank ASA	78,454	1,553
Euronext NV	20,312	1,506
Banco Bilbao Vizcaya Argentaria, SA	216,058	1,305
Aon PLC, Class A	4,301	1,291
Hana Financial Group, Inc.	37,354	1,250
London Stock Exchange Group PLC	12,717	1,097
Hang Seng Bank, Ltd.	66,200	1,096
B3 SA-Brasil, Bolsa, Balcao	407,901	1,021
UBS Group AG	54,178	1,010
Industrial and Commercial Bank of China, Ltd., Class H	1,959,040	1,009
Banco Santander, SA	307,795	922
Resona Holdings, Inc.	167,200	918
XP, Inc., Class A1	53,223	816
Prudential PLC	55,866	756
Erste Group Bank AG	22,556	719
DBS Group Holdings, Ltd.	26,695	676
Bank Leumi Le-Israel BM	77,681	648
Discovery, Ltd.[1]	88,847	645
Tryg A/S	25,561	606
ABN AMRO Bank NV	42,512	587
HDFC Life Insurance Company, Ltd.	82,955	566
China Merchants Bank Co., Ltd., Class H	98,500	546
Kotak Mahindra Bank, Ltd.	23,335	513
Israel Discount Bank Ltd., Class A	87,914	462
Banca Generali SpA	13,051	449
ICICI Bank, Ltd. (ADR)	18,198	398
Islandsbanki hf.	466,167	394
Skandinaviska Enskilda Banken AB, Class A	32,490	374
Brookfield Corp., Class A (CAD denominated)	10,905	343
Grupo Financiero Banorte, SAB de CV, Series O	41,185	296
ICICI Securities, Ltd.	45,682	275
Postal Savings Bank of China Co., Ltd., Class H	437,000	270
ING Groep NV	21,878	267
EQT AB	11,659	248
United Overseas Bank, Ltd.	5,400	124
AU Small Finance Bank, Ltd.	12,289	97
Brookfield Asset Management, Ltd., Class A (CAD denominated)[1]	2,726	78
Moscow Exchange MICEX-RTS PJSC[1,2]	346,177	—	[3]
Sberbank of Russia PJSC[1,2]	476,388	—	[3]
		49,751

Industrials 11.96%
Airbus SE, non-registered shares	51,245	6,093
BAE Systems PLC	413,069	4,269
Alliance Global Group, Inc.	7,895,900	1,689
ABB, Ltd.	50,534	1,539
Rheinmetall AG	7,314	1,457
SMC Corp.	3,100	1,312
Daikin Industries, Ltd.	8,400	1,292
RELX PLC	46,516	1,289
Brenntag SE	19,924	1,274
Bunzl PLC	34,974	1,167
CCR SA, ordinary nominative shares	565,458	1,159

American Funds Insurance Series	103

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Ryanair Holdings PLC (ADR)[1]	13,626	$1,019
Safran SA	7,664	958
InPost SA1	109,547	926
Cathay Pacific Airways, Ltd.[1,4]	787,000	856
LIXIL Corp.	50,900	776
Mitsui & Co., Ltd.	25,200	733
Waste Connections, Inc. (CAD denominated)	5,192	688
Experian PLC	17,789	606
TFI International, Inc. (CAD denominated)	5,936	594
Techtronic Industries Co., Ltd.	50,500	562
Caterpillar, Inc.	2,260	541
BELIMO Holding AG	1,112	531
Epiroc AB, Class A	19,779	362
Epiroc AB, Class B	10,197	164
Canadian Pacific Railway, Ltd. (CAD denominated)	6,837	510
Interpump Group SpA	9,158	415
Deutsche Post AG	9,640	363
Siemens AG	2,589	359
Nidec Corp.	6,900	359
DSV A/S	2,161	343
Japan Airlines Co., Ltd.[1]	16,500	338
Adecco Group AG	10,191	335
Kone OYJ, Class B	5,245	272
ASSA ABLOY AB, Class B	11,710	252
Wizz Air Holdings PLC[1]	9,714	222
SITC International Holdings Co., Ltd.	79,659	176
Hitachi, Ltd.	2,400	121
Polycab India, Ltd.	2,077	64
Husqvarna AB, Class B	1,503	11
		35,996

Consumer discretionary 11.78%
Evolution AB	44,081	4,305
LVMH Moët Hennessy-Louis Vuitton SE	5,830	4,235
MGM China Holdings, Ltd.[1]	2,330,000	2,568
Renault SA1	75,272	2,508
Sands China, Ltd.[1]	568,372	1,883
Restaurant Brands International, Inc. (CAD denominated)	26,120	1,689
InterContinental Hotels Group PLC	25,528	1,469
Wynn Macau, Ltd.[1]	1,317,200	1,468
Prosus NV, Class N	19,085	1,310
Midea Group Co., Ltd., Class A	170,800	1,269
Galaxy Entertainment Group, Ltd.	184,000	1,218
Sodexo SA	11,689	1,118
adidas AG	8,004	1,093
Li Ning Co., Ltd.	122,500	1,051
B&M European Value Retail SA	203,086	1,012
Nitori Holdings Co., Ltd.	6,200	804
Industria de Diseño Textil, SA	29,903	796
Paltac Corp.	21,900	767
Valeo SA, non-registered shares	40,170	716
Stellantis NV	43,832	621
OPAP SA	41,296	585
Entain PLC	33,218	533
Coupang, Inc., Class A1	32,030	471
D’Ieteren Group	2,035	392
Americanas SA, ordinary nominative shares	149,913	274
Games Workshop Group PLC	2,532	262
IDP Education, Ltd.	13,164	243
JD.com, Inc., Class A	7,174	202
Pan Pacific International Holdings Corp.	9,000	167
Kering SA	287	147

104	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Balkrishna Industries, Ltd.	4,894	$126
Dixon Technologies (India), Ltd.	1,902	90
MercadoLibre, Inc.[1]	88	75
		35,467

Consumer staples 11.46%
British American Tobacco PLC	196,339	7,790
Philip Morris International, Inc.	65,119	6,591
Nestlé SA	26,069	3,011
Anheuser-Busch InBev SA/NV	40,759	2,450
Carlsberg A/S, Class B	18,056	2,390
Kweichow Moutai Co., Ltd., Class A	9,490	2,348
Pernod Ricard SA	6,241	1,227
Japan Tobacco, Inc.	58,100	1,175
Asahi Group Holdings, Ltd.	33,300	1,037
Foshan Haitian Flavouring and Food Co., Ltd., Class A	77,954	892
Arca Continental, SAB de CV	108,287	879
Carrefour SA, non-registered shares	47,224	790
KT&G Corp.	9,986	722
Varun Beverages, Ltd.	43,375	691
Ocado Group PLC[1]	80,608	607
Imperial Brands PLC	20,722	518
L’Oréal SA, non-registered shares	1,190	427
Reckitt Benckiser Group PLC	5,140	357
Haleon PLC[1]	60,392	241
Danone SA	4,351	229
Avenue Supermarts, Ltd.[1]	2,324	114
		34,486

Information technology 10.82%
Taiwan Semiconductor Manufacturing Company, Ltd.	517,000	7,535
ASML Holding NV	10,887	5,893
Edenred SA	50,178	2,730
Tokyo Electron, Ltd.	8,300	2,466
Samsung Electronics Co., Ltd.	41,896	1,848
MediaTek, Inc.	87,000	1,767
Broadcom, Inc.	2,678	1,497
SAP SE	13,056	1,347
Keyence Corp.	2,700	1,057
Kingdee International Software Group Co., Ltd.[1]	444,000	945
Logitech International SA	14,465	898
Nokia Corp.	184,789	859
TDK Corp.	25,500	828
Capgemini SE	4,791	804
ASM International NV	2,074	525
Vanguard International Semiconductor Corp.	186,000	468
Halma PLC	12,131	290
Amadeus IT Group SA, Class A, non-registered shares[1]	4,613	238
Nice, Ltd. (ADR)[1]	888	171
Fujitsu, Ltd.	1,000	132
eMemory Technology, Inc.	3,000	130
Nomura Research Institute, Ltd.	5,300	126
		32,554

Health care 10.34%
AstraZeneca PLC	77,983	10,584
Novo Nordisk A/S, Class B	49,782	6,740
Sanofi	28,623	2,770
EssilorLuxottica	10,095	1,838
Siemens Healthineers AG	34,852	1,744
Bayer AG	32,378	1,672
GSK PLC	49,438	860

American Funds Insurance Series	105

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Genus PLC	21,154	$762
Grifols, SA, Class B (ADR)[1]	88,384	751
EUROAPI[1]	39,510	586
Shionogi & Co., Ltd.	9,600	478
Lonza Group AG	927	456
Roche Holding AG, nonvoting non-registered shares	1,328	417
Novartis AG	4,476	405
BeiGene, Ltd. (ADR)[1]	1,387	305
Hypera SA, ordinary nominative shares	30,419	260
Innovent Biologics, Inc.[1]	48,500	208
CanSino Biologics, Inc., Class H4	22,800	195
HOYA Corp.	1,000	97
		31,128

Energy 7.77%
TotalEnergies SE	89,101	5,561
BP PLC	643,014	3,739
TechnipFMC PLC[1]	186,903	2,279
Equinor ASA	57,576	2,065
TC Energy Corp. (CAD denominated)	42,686	1,702
Schlumberger, Ltd.	30,187	1,614
Canadian Natural Resources, Ltd. (CAD denominated)[4]	25,703	1,427
Aker BP ASA	43,949	1,370
Cameco Corp. (CAD denominated)	52,625	1,193
Reliance Industries, Ltd.	18,972	582
Gaztransport & Technigaz SA	4,690	501
Tourmaline Oil Corp.	9,772	493
Woodside Energy Group, Ltd.	18,414	446
INPEX Corp.	31,500	336
Var Energi ASA	20,924	72
Sovcomflot PAO[1,2]	356,717	—	[3]
Gazprom PJSC[2]	671,150	—	[3]
LUKOIL Oil Co. PJSC[2]	9,706	—	[3]
		23,380

Materials 5.76%
Vale SA, ordinary nominative shares	198,640	3,344
Vale SA (ADR), ordinary nominative shares	80,910	1,373
Linde PLC	7,570	2,469
Glencore PLC	306,363	2,049
Barrick Gold Corp.	94,562	1,625
Barrick Gold Corp. (CAD denominated)	13,543	232
UPM-Kymmene OYJ	23,659	887
Rio Tinto PLC	10,464	734
Asahi Kasei Corp.	99,900	710
Air Liquide SA, non-registered shares	4,908	698
Fresnillo PLC	58,201	632
Koninklijke DSM NV	5,120	628
Sociedad Química y Minera de Chile SA, Class B (ADR)	7,688	614
Fortescue Metals Group, Ltd.	42,173	588
Sika AG	1,500	362
Shin-Etsu Chemical Co., Ltd.	1,900	231
Givaudan SA	52	158
Alrosa PJSC[1,2]	53,607	—	[3]
		17,334

Communication services 5.66%
Koninklijke KPN NV	752,688	2,329
Nippon Telegraph and Telephone Corp.	81,600	2,329
Tencent Holdings, Ltd.	50,600	2,151
Telefónica, SA, non-registered shares	402,982	1,459
Publicis Groupe SA	22,225	1,411

106	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Sea, Ltd., Class A (ADR)[1]	21,542	$1,121
BT Group PLC	635,302	863
SoftBank Corp.	76,200	862
Vodafone Group PLC	839,939	851
América Móvil, SAB de CV, Series L (ADR)	41,487	755
Singapore Telecommunications, Ltd.	319,600	614
Deutsche Telekom AG1	29,435	587
Indus Towers, Ltd.	246,737	567
Viaplay Group AB, Class B1	20,606	393
MTN Group, Ltd.	44,802	336
Universal Music Group NV	9,460	228
NetEase, Inc.	10,800	157
Sitios Latinoamerica, SAB de CV, Class B1[1]	40,380	19
Yandex NV, Class A1,2	5,000	—	[3]
		17,032

Utilities 3.07%
Engie SA	190,787	2,733
Enel SpA	397,417	2,137
ENN Energy Holdings, Ltd.	118,100	1,648
Brookfield Infrastructure Partners, LP	36,875	1,142
National Grid PLC	43,151	518
Iberdrola, SA, non-registered shares	37,788	442
China Resources Gas Group, Ltd.	106,200	396
Veolia Environnement	9,023	232
		9,248

Real estate 1.60%
CK Asset Holdings, Ltd.	327,000	2,014
Longfor Group Holdings, Ltd.	351,500	1,077
Link REIT	108,007	793
Unibail-Rodamco-Westfield REIT, non-registered shares[1]	10,561	551
Embassy Office Parks REIT	94,895	385
		4,820

Total common stocks (cost: $287,727,000)		291,196

Preferred securities 0.63%
Materials 0.40%
Gerdau SA, preferred nominative shares	216,930	1,207

Consumer discretionary 0.14%
Volkswagen AG, nonvoting preferred shares	3,468	432

Information technology 0.09%
Samsung Electronics Co., Ltd., nonvoting preferred shares	6,483	261

Total preferred securities (cost: $2,271,000)		1,900

Short-term securities 2.11%
Money market investments 1.82%
Capital Group Central Cash Fund 4.31%[5,6]	54,926	5,492

American Funds Insurance Series	107

International Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.29%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[5,7]	851,683	$852
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[5,7]	14,166	14
		866

Total short-term securities (cost: $6,355,000)		6,358
Total investment securities 99.49% (cost: $296,353,000)		299,454
Other assets less liabilities 0.51%		1,543

Net assets 100.00%		$300,997

Forward currency contracts

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	612	GBP	502	UBS AG	1/12/2023	$5

Investments in affiliates6

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 1.82%
Money market investments 1.82%
Capital Group Central Cash Fund 4.31%[5]	$21,699	$75,477	$91,678	$(4)	$(2)	$5,492	$302

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	All or a portion of this security was on loan. The total value of all such securities was $1,435,000, which represented .48% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Rate represents the seven-day yield at 12/31/2022.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

108	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2022

Common stocks 74.46%	Shares	Value (000)
Financials 13.77%
Zurich Insurance Group AG	39,942	$19,087
Toronto-Dominion Bank (CAD denominated)	162,719	10,536
JPMorgan Chase & Co.	68,717	9,215
PNC Financial Services Group, Inc.	49,137	7,761
Münchener Rückversicherungs-Gesellschaft AG	23,791	7,736
CME Group, Inc., Class A	45,573	7,664
DBS Group Holdings, Ltd.	300,006	7,595
Morgan Stanley	88,772	7,547
DNB Bank ASA	301,733	5,974
Power Corporation of Canada, subordinate voting shares	201,698	4,745
BlackRock, Inc.	6,520	4,620
B3 SA-Brasil, Bolsa, Balcao	1,360,408	3,404
Tryg A/S	138,292	3,280
Ping An Insurance (Group) Company of China, Ltd., Class H	447,500	2,954
Ping An Insurance (Group) Company of China, Ltd., Class A	34,457	233
Webster Financial Corp.	61,978	2,934
AIA Group, Ltd.	253,600	2,794
American International Group, Inc.	43,993	2,782
Principal Financial Group, Inc.	31,762	2,665
Blackstone, Inc., nonvoting shares	33,399	2,478
KBC Groep NV	33,615	2,158
United Overseas Bank, Ltd.	89,200	2,046
State Street Corp.	26,015	2,018
Kaspi.kz JSC[1]	21,756	1,555
Kaspi.kz JSC (GDR)	5,969	426
East West Bancorp, Inc.	29,501	1,944
ING Groep NV	157,320	1,919
Wells Fargo & Company	45,898	1,895
China Pacific Insurance (Group) Co., Ltd., Class H	794,150	1,754
National Bank of Canada	24,069	1,622
Travelers Companies, Inc.	8,641	1,620
Swedbank AB, Class A	88,691	1,507
Citizens Financial Group, Inc.	36,461	1,436
KeyCorp	75,308	1,312
China Merchants Bank Co., Ltd., Class A	131,100	703
China Merchants Bank Co., Ltd., Class H	94,500	524
IIFL Wealth Management, Ltd.	55,104	1,183
Franklin Resources, Inc.	42,738	1,127
OneMain Holdings, Inc.	33,517	1,116
EFG International AG	113,913	1,086
BNP Paribas SA	17,927	1,020
Great-West Lifeco, Inc.	43,284	1,001
Truist Financial Corp.	23,131	995
Corebridge Financial, Inc.	44,617	895
Hang Seng Bank, Ltd.	52,200	864
Euronext NV	11,304	838
Hong Kong Exchanges and Clearing, Ltd.	18,300	791
Bank Central Asia Tbk PT	1,423,700	781
TPG, Inc., Class A	26,918	749
Citigroup, Inc.	16,200	733
Patria Investments, Ltd., Class A	47,813	666
Banco Santander, SA	201,758	604
Vontobel Holding AG	7,885	524
Macquarie Group, Ltd.	4,045	459
Hana Financial Group, Inc.	10,680	357
Cullen/Frost Bankers, Inc.	1,968	263
UniCredit SpA	12,643	180
SouthState Corp.	2,204	168
Moscow Exchange MICEX-RTS PJSC[2,3]	875,002	—	[4]
Sberbank of Russia PJSC[2,3]	204,176	—	[4]
		156,843

American Funds Insurance Series	109

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples 10.07%
Philip Morris International, Inc.	259,908	$26,305
British American Tobacco PLC	471,482	18,706
General Mills, Inc.	102,770	8,617
Altria Group, Inc.	188,250	8,605
PepsiCo, Inc.	47,154	8,519
Nestlé SA	70,531	8,145
Kimberly-Clark Corp.	39,311	5,337
Imperial Brands PLC	207,379	5,181
ITC, Ltd.	1,060,348	4,250
Unilever PLC (GBP denominated)	57,668	2,909
Carlsberg A/S, Class B	19,656	2,602
Keurig Dr Pepper, Inc.	72,760	2,595
Danone SA	48,454	2,553
Anheuser-Busch InBev SA/NV	37,592	2,260
Kraft Heinz Company	32,392	1,319
Seven & i Holdings Co., Ltd.	29,600	1,266
Procter & Gamble Company	7,687	1,165
Mondelez International, Inc.	14,725	981
Vector Group, Ltd.	69,487	824
Essity Aktiebolag, Class B	23,218	610
Viscofan, SA, non-registered shares	9,124	589
Reckitt Benckiser Group PLC	7,982	555
Scandinavian Tobacco Group A/S	21,667	380
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	136,106	231
Coca-Cola HBC AG (CDI)	7,021	168
		114,672

Health care 9.47%
AbbVie, Inc.	173,251	27,999
Amgen, Inc.	53,879	14,151
Gilead Sciences, Inc.	153,232	13,155
AstraZeneca PLC	60,447	8,204
Abbott Laboratories	66,565	7,308
Medtronic PLC	82,068	6,378
Novartis AG	65,737	5,955
Bristol-Myers Squibb Company	74,164	5,336
Pfizer, Inc.	89,394	4,581
UnitedHealth Group, Inc.	6,954	3,687
Roche Holding AG, nonvoting non-registered shares	10,419	3,274
Takeda Pharmaceutical Company, Ltd.	87,100	2,720
Royalty Pharma PLC, Class A	42,309	1,672
Merck & Co., Inc.	7,825	868
EBOS Group, Ltd.	30,676	850
CVS Health Corp.	7,431	692
Bayer AG	12,641	653
GSK PLC	17,925	312
Koninklijke Philips NV (EUR denominated)	4,898	74
Organon & Co.	662	18
		107,887

Industrials 7.34%
Raytheon Technologies Corp.	239,595	24,180
Lockheed Martin Corp.	11,445	5,568
BAE Systems PLC	526,461	5,441
Honeywell International, Inc.	24,790	5,312
Siemens AG	36,680	5,091
RELX PLC	131,761	3,650
RELX PLC (ADR)	8,177	227
Kone OYJ, Class B	71,780	3,718
L3Harris Technologies, Inc.	16,708	3,479
Deutsche Post AG	64,678	2,435
VINCI SA	24,215	2,418

110	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Singapore Technologies Engineering, Ltd.	898,600	$2,249
Trinity Industries, Inc.	72,684	2,149
BOC Aviation, Ltd.	194,500	1,617
Illinois Tool Works, Inc.	7,243	1,596
ITOCHU Corp.	44,400	1,388
SGS SA	589	1,364
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	45,292	1,144
Trelleborg AB, Class B	47,577	1,101
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	74,506	1,067
AB Volvo, Class B	58,146	1,053
Norfolk Southern Corp.	3,965	977
LIXIL Corp.	54,600	832
Ventia Services Group Pty, Ltd.	490,862	796
United Parcel Service, Inc., Class B	4,455	774
Union Pacific Corp.	3,606	747
Marubeni Corp.	56,900	650
General Dynamics Corp.	2,526	627
Waste Management, Inc.	3,955	620
Carrier Global Corp.	13,015	537
Airbus SE, non-registered shares	3,671	436
Sulzer AG	4,695	367
		83,610

Information technology 6.92%
Broadcom, Inc.	65,566	36,661
Microsoft Corp.	63,062	15,124
Taiwan Semiconductor Manufacturing Company, Ltd.	583,800	8,509
Paychex, Inc.	17,290	1,998
Texas Instruments, Inc.	11,533	1,905
KLA Corp.	4,878	1,839
Vanguard International Semiconductor Corp.	618,700	1,558
Automatic Data Processing, Inc.	6,477	1,547
QUALCOMM, Inc.	11,372	1,250
Western Union Company	83,565	1,151
Tokyo Electron, Ltd.	3,500	1,040
SAP SE	10,071	1,039
Analog Devices, Inc.	5,930	973
NetApp, Inc.	14,882	894
GlobalWafers Co., Ltd.	46,938	652
Fidelity National Information Services, Inc.	9,497	644
Intel Corp.	18,944	501
MediaTek, Inc.	24,000	487
Tripod Technology Corp.	152,000	465
SINBON Electronics Co., Ltd.	42,446	380
BE Semiconductor Industries NV	3,388	206
		78,823

Utilities 6.24%
Dominion Energy, Inc.	102,936	6,312
Iberdrola, SA, non-registered shares	496,459	5,807
DTE Energy Company	49,064	5,766
National Grid PLC	476,775	5,727
Engie SA	335,814	4,810
Engie SA, bonus shares	36,900	529
Power Grid Corporation of India, Ltd.	2,007,912	5,169
E.ON SE	486,449	4,855
The Southern Co.	62,100	4,434
Edison International	60,608	3,856
Duke Energy Corp.	32,752	3,373
AES Corp.	108,568	3,122
Entergy Corp.	26,522	2,984
Exelon Corp.	49,566	2,143

American Funds Insurance Series	111

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Public Service Enterprise Group, Inc.	28,665	$1,756
SSE PLC	77,332	1,595
CenterPoint Energy, Inc.	51,179	1,535
Sempra Energy	9,762	1,509
ENN Energy Holdings, Ltd.	93,600	1,306
Enel SpA	240,213	1,292
NextEra Energy, Inc.	13,466	1,126
Evergy, Inc.	15,369	967
Power Assets Holdings, Ltd.	106,500	583
CMS Energy Corp.	3,992	253
American Electric Power Company, Inc.	1,512	144
SembCorp Industries, Ltd.	44,800	113
		71,066

Energy 6.00%
Canadian Natural Resources, Ltd. (CAD denominated)[5]	195,057	10,832
Chevron Corp.	47,686	8,559
TC Energy Corp. (CAD denominated)	181,889	7,252
TC Energy Corp.	16,085	641
Exxon Mobil Corp.	69,719	7,690
TotalEnergies SE	90,216	5,631
BP PLC	806,006	4,687
EOG Resources, Inc.	34,736	4,499
Shell PLC (GBP denominated)	115,306	3,277
Shell PLC (ADR)	8,467	482
Woodside Energy Group, Ltd.	86,228	2,086
Woodside Energy Group, Ltd. (CDI)	23,081	557
ConocoPhillips	20,510	2,420
Pioneer Natural Resources Company	10,296	2,352
Schlumberger, Ltd.	36,843	1,970
Enbridge, Inc. (CAD denominated)	40,329	1,576
Baker Hughes Co., Class A	52,596	1,553
Equitrans Midstream Corp.	213,059	1,427
DT Midstream, Inc.	13,716	758
Galp Energia, SGPS, SA, Class B	11,022	149
Gazprom PJSC[2]	880,428	—	[4]
		68,398

Real estate 5.99%
VICI Properties, Inc. REIT	586,804	19,012
Crown Castle, Inc. REIT	113,151	15,348
Equinix, Inc. REIT	10,699	7,008
Gaming and Leisure Properties, Inc. REIT	93,929	4,893
Federal Realty Investment Trust REIT	28,164	2,846
Link REIT	372,507	2,735
American Tower Corp. REIT	9,879	2,093
CK Asset Holdings, Ltd.	318,000	1,958
Boston Properties, Inc. REIT	22,486	1,520
Charter Hall Group REIT	146,326	1,192
Longfor Group Holdings, Ltd.	353,000	1,082
POWERGRID Infrastructure Investment Trust	681,036	1,047
Embassy Office Parks REIT	245,585	996
Mindspace Business Parks REIT	214,689	868
Extra Space Storage, Inc. REIT	5,810	855
Americold Realty Trust, Inc. REIT	30,182	854
Sun Hung Kai Properties, Ltd.	61,255	838
CTP NV	68,103	802
Digital Realty Trust, Inc. REIT	6,950	697

112	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Kimco Realty Corp. REIT	31,388	$665
Prologis, Inc. REIT	4,763	537
CubeSmart REIT	8,847	356
		68,202

Materials 2.91%
Vale SA (ADR), ordinary nominative shares	349,433	5,930
Vale SA, ordinary nominative shares	225,247	3,792
Rio Tinto PLC	79,626	5,587
Air Products and Chemicals, Inc.	9,631	2,969
Linde PLC	8,936	2,915
BHP Group, Ltd. (CDI)	82,385	2,540
International Flavors & Fragrances, Inc.	21,588	2,263
LyondellBasell Industries NV	18,557	1,541
Evonik Industries AG	54,480	1,046
Sociedad Química y Minera de Chile SA, Class B (ADR)	12,475	996
BASF SE	16,131	801
UPM-Kymmene OYJ	19,684	738
Asahi Kasei Corp.	96,900	688
Fortescue Metals Group, Ltd.	28,457	397
Nexa Resources SA5	51,286	309
WestRock Co.	7,448	262
Shin-Etsu Chemical Co., Ltd.	1,900	231
Smurfit Kappa Group PLC	4,754	176
		33,181

Consumer discretionary 2.90%
Starbucks Corp.	41,213	4,088
Home Depot, Inc.	12,852	4,059
Industria de Diseño Textil, SA	149,994	3,994
Midea Group Co., Ltd., Class A	513,775	3,816
McDonald’s Corp.	11,404	3,005
Kering SA	5,640	2,887
Restaurant Brands International, Inc.	38,245	2,473
LVMH Moët Hennessy-Louis Vuitton SE	2,860	2,078
YUM! Brands, Inc.	10,281	1,317
Galaxy Entertainment Group, Ltd.	196,000	1,298
Cie. Financière Richemont SA, Class A	7,967	1,031
Darden Restaurants, Inc.	7,101	982
Mercedes-Benz Group AG	8,466	556
OPAP SA	27,844	395
Pearson PLC	26,653	302
Inchcape PLC	26,460	261
Kindred Group PLC (SDR)	24,452	255
VF Corp.	4,833	134
Thule Group AB	4,224	88
		33,019

Communication services 2.85%
Comcast Corp., Class A	222,680	7,787
Verizon Communications, Inc.	113,150	4,458
SoftBank Corp.	380,300	4,300
Singapore Telecommunications, Ltd.	1,528,600	2,935
Koninklijke KPN NV	918,661	2,842
BCE, Inc.	54,651	2,401
Nippon Telegraph and Telephone Corp.	75,100	2,143
HKT Trust and HKT, Ltd., units	1,127,240	1,378
Warner Music Group Corp., Class A	33,470	1,172
Omnicom Group, Inc.	10,871	887
WPP PLC	81,366	808

American Funds Insurance Series	113

Capital Income Builder (continued)

Common stocks (continued)	Shares		Value (000)
Communication services (continued)
Indus Towers, Ltd.		211,665	$486
América Móvil, SAB de CV, Series L (ADR)		24,725	450
ProSiebenSat.1 Media SE		40,927	366
			32,413

Total common stocks (cost: $704,847,000)			848,114

Preferred securities 0.05%
Information technology 0.05%
Samsung Electronics Co., Ltd., nonvoting preferred shares		13,546	545

Total preferred securities (cost: $456,000)			545

Rights & warrants 0.00%
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[3]		7,130	6

Total rights & warrants (cost: $0)			6

Convertible stocks 0.44%
Utilities 0.28%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		35,900	1,802
AES Corp., convertible preferred units, 6.875% 2/15/2024		8,659	883
American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023		9,704	501
			3,186

Health care 0.10%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[5]		841	1,141

Consumer discretionary 0.06%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023		6,448	692

Total convertible stocks (cost: $4,623,000)			5,019

Investment funds 2.46%
Capital Group Central Corporate Bond Fund[6]		3,442,868	28,059

Total investment funds (cost: $33,742,000)			28,059

Bonds, notes & other debt instruments 18.22%		Principal amount (000)
U.S. Treasury bonds & notes 9.44%
U.S. Treasury 7.06%
U.S. Treasury 0.125% 1/31/2023	USD	2,200	2,193
U.S. Treasury 0.375% 10/31/2023		875	844
U.S. Treasury 0.125% 12/15/2023		8,410	8,057
U.S. Treasury 2.50% 4/30/2024		2,224	2,161
U.S. Treasury 3.25% 8/31/2024		554	542
U.S. Treasury 0.625% 10/15/2024		11,050	10,322
U.S. Treasury 0.75% 11/15/2024		3,525	3,291
U.S. Treasury 4.50% 11/30/2024		3,677	3,678
U.S. Treasury 4.00% 12/15/2025		4,257	4,230
U.S. Treasury 0.75% 3/31/2026		1	1
U.S. Treasury 0.75% 4/30/2026		1,093	977
U.S. Treasury 0.75% 5/31/2026		3,850	3,435

114	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.875% 6/30/2026	USD	6,300		$5,845
U.S. Treasury 1.125% 10/31/2026		995		890
U.S. Treasury 2.00% 11/15/2026[7]		2,800		2,589
U.S. Treasury 0.50% 4/30/2027		2,900		2,498
U.S. Treasury 6.125% 11/15/2027		950		1,037
U.S. Treasury 3.875% 11/30/2027		15,438		15,354
U.S. Treasury 1.25% 3/31/2028		1,350		1,174
U.S. Treasury 3.875% 11/30/2029		1,360		1,351
U.S. Treasury 6.25% 5/15/2030		890		1,016
U.S. Treasury 4.125% 11/15/2032		1,610		1,642
U.S. Treasury 1.125% 5/15/2040[7]		2,400		1,506
U.S. Treasury 2.00% 11/15/2041		300		215
U.S. Treasury 4.00% 11/15/2042		806		790
U.S. Treasury 2.375% 5/15/2051		197		142
U.S. Treasury 3.00% 8/15/2052[7]		5,411		4,486
U.S. Treasury 4.00% 11/15/2052		115		116
				80,382

U.S. Treasury inflation-protected securities 2.38%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[8]		2,610		2,605
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[8]		3,400		3,367
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[8]		1,818		1,797
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[8]		1,220		1,195
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[8]		1,581		1,539
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[8]		1,887		1,828
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[8]		2,752		2,652
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[8]		539		518
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[8]		1,269		1,210
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[8]		377		362
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[8]		230		218
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[8]		2,388		2,245
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[8]		2,253		2,250
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[8]		242		227
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030[8]		2,143		1,925
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[8]		1,831		1,625
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[8]		139		123
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[8]		201		169
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[7,8]		2,031		1,311
				27,166

Total U.S. Treasury bonds & notes				107,548

Mortgage-backed obligations 6.13%
Federal agency mortgage-backed obligations 5.40%
Fannie Mae Pool #695412 5.00% 6/1/2033[9]		—	[4]	—	[4]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[9]		2		2
Fannie Mae Pool #931768 5.00% 8/1/2039[9]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[9]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[9]		2		2
Fannie Mae Pool #AE0311 3.50% 8/1/2040[9]		9		8
Fannie Mae Pool #AE1248 5.00% 6/1/2041[9]		8		8
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[9]		7		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[9]		7		7
Fannie Mae Pool #AE1277 5.00% 11/1/2041[9]		5		5
Fannie Mae Pool #AE1283 5.00% 12/1/2041[9]		2		2
Fannie Mae Pool #AE1290 5.00% 2/1/2042[9]		4		4
Fannie Mae Pool #AT0300 3.50% 3/1/2043[9]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[9]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[9]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[9]		150		138
Fannie Mae Pool #BH3122 4.00% 6/1/2047[9]		1		1

American Funds Insurance Series	115

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[9]	USD	39	$37
Fannie Mae Pool #BK5232 4.00% 5/1/2048[9]		20	19
Fannie Mae Pool #BK6840 4.00% 6/1/2048[9]		27	25
Fannie Mae Pool #BK9743 4.00% 8/1/2048[9]		8	8
Fannie Mae Pool #BK9761 4.50% 8/1/2048[9]		5	5
Fannie Mae Pool #FM3280 3.50% 5/1/2049[9]		38	35
Fannie Mae Pool #CA5540 3.00% 4/1/2050[9]		3,219	2,861
Fannie Mae Pool #CA6309 3.00% 7/1/2050[9]		376	337
Fannie Mae Pool #CB2787 3.50% 12/1/2051[9]		23	21
Fannie Mae Pool #BV0790 3.50% 1/1/2052[9]		97	88
Fannie Mae Pool #FS0647 3.00% 2/1/2052[9]		1,017	907
Fannie Mae Pool #CB3236 3.00% 3/1/2052[9]		424	373
Fannie Mae Pool #FS3275 3.00% 4/1/2052[9]		787	691
Fannie Mae Pool #MA4600 3.50% 5/1/2052[9]		1,452	1,321
Fannie Mae Pool #BT8370 3.50% 6/1/2052[9]		291	265
Fannie Mae Pool #MA4732 4.00% 9/1/2052[9]		353	332
Fannie Mae Pool #MA4782 3.50% 10/1/2052[9]		880	800
Fannie Mae Pool #MA4877 6.50% 12/1/2052[9]		103	106
Fannie Mae Pool #MA4902 3.50% 1/1/2053[9]		53	48
Fannie Mae Pool #MA4866 4.00% 1/1/2053[9]		828	777
Fannie Mae Pool #MA4868 5.00% 1/1/2053[9]		30	30
Fannie Mae Pool #MA4895 6.50% 1/1/2053[9]		118	121
Fannie Mae Pool #BF0142 5.50% 8/1/2056[9]		391	404
Fannie Mae Pool #BF0342 5.50% 1/1/2059[9]		266	272
Fannie Mae Pool #BM6737 4.50% 11/1/2059[9]		704	691
Fannie Mae Pool #BF0497 3.00% 7/1/2060[9]		458	401
Freddie Mac Pool #Q15874 4.00% 2/1/2043[9]		1	1
Freddie Mac Pool #G67711 4.00% 3/1/2048[9]		234	225
Freddie Mac Pool #Q55971 4.00% 5/1/2048[9]		20	19
Freddie Mac Pool #Q56175 4.00% 5/1/2048[9]		19	18
Freddie Mac Pool #Q55970 4.00% 5/1/2048[9]		10	9
Freddie Mac Pool #Q56599 4.00% 6/1/2048[9]		28	27
Freddie Mac Pool #Q57242 4.50% 7/1/2048[9]		13	13
Freddie Mac Pool #Q58411 4.50% 9/1/2048[9]		51	51
Freddie Mac Pool #Q58436 4.50% 9/1/2048[9]		28	27
Freddie Mac Pool #Q58378 4.50% 9/1/2048[9]		20	20
Freddie Mac Pool #ZT1704 4.50% 1/1/2049[9]		1,234	1,218
Freddie Mac Pool #QD2877 3.00% 12/1/2051[9]		130	114
Freddie Mac Pool #SD1374 3.00% 3/1/2052[9]		430	378
Freddie Mac Pool #SD1937 3.00% 3/1/2052[9]		243	214
Freddie Mac Pool #QE4383 4.00% 6/1/2052[9]		340	319
Freddie Mac Pool #RA7556 4.50% 6/1/2052[9]		936	903
Freddie Mac Pool #SD8242 3.00% 9/1/2052[9]		605	531
Freddie Mac Pool #SD1584 4.50% 9/1/2052[9]		206	202
Freddie Mac Pool #QF1730 4.00% 10/1/2052[9]		838	787
Freddie Mac Pool #SD8256 4.00% 10/1/2052[9]		100	94
Freddie Mac Pool #SD8264 3.50% 11/1/2052[9]		200	182
Freddie Mac Pool #SD8275 4.50% 12/1/2052[9]		1,959	1,887
Freddie Mac Pool #SD8281 6.50% 12/1/2052[9]		406	416
Freddie Mac Pool #SD8285 3.50% 1/1/2053[9]		14	13
Freddie Mac Pool #SD8286 4.00% 1/1/2053[9]		200	188
Freddie Mac Pool #SD8288 5.00% 1/1/2053[9]		35	35
Freddie Mac Pool #SD8282 6.50% 1/1/2053[9]		457	468
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[9,10]		115	108
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[9]		235	219
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[9,10]		233	218
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[9,10]		97	88

116	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[9]	USD80		$73
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[9]	20		19
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[9]	1,001		905
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[9]	408		386
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[9]	629		594
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[9]	18		17
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[9]	10		9
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[9]	922		881
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[9]	1,293		1,191
Government National Mortgage Assn. 4.00% 1/1/2053[9,11]	3,400		3,218
Government National Mortgage Assn. 4.50% 1/1/2053[9,11]	60		58
Government National Mortgage Assn. 5.00% 2/1/2053[9,11]	8,731		8,652
Government National Mortgage Assn. 5.50% 2/1/2053[9,11]	1,017		1,022
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[9]	454		441
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[9]	2,927		2,773
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[9]	1,054		1,024
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[9]	54		52
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[9]	300		291
Government National Mortgage Assn. Pool #694836 5.682% 9/20/2059[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #765152 4.14% 7/20/2061[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #766525 4.70% 11/20/2062[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #AA7554 6.64% 7/20/2064[9]	1		1
Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064[9]	—	[4]	—	[4]
Uniform Mortgage-Backed Security 2.50% 1/1/2038[9,11]	1,708		1,563
Uniform Mortgage-Backed Security 2.00% 1/1/2053[9,11]	60		49
Uniform Mortgage-Backed Security 2.50% 1/1/2053[9,11]	140		119
Uniform Mortgage-Backed Security 4.00% 1/1/2053[9,11]	340		319
Uniform Mortgage-Backed Security 4.50% 1/1/2053[9,11]	340		327
Uniform Mortgage-Backed Security 5.00% 1/1/2053[9,11]	1,250		1,232
Uniform Mortgage-Backed Security 5.50% 1/1/2053[9,11]	13,500		13,538
Uniform Mortgage-Backed Security 6.50% 1/1/2053[9,11]	1,836		1,880
Uniform Mortgage-Backed Security 4.00% 2/1/2053[9,11]	172		161
Uniform Mortgage-Backed Security 5.50% 2/1/2053[9,11]	80		80
Uniform Mortgage-Backed Security 6.00% 2/1/2053[9,11]	470		477
			61,513

Collateralized mortgage-backed obligations (privately originated) 0.42%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,9,10]	141		112
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[1,9,10]	84		75
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,9]	90		78
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[1,9,10]	71		69
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,9,10]	136		129
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,9,10]	104		99
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,9,10]	185		175
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[1,9,10]	10		10
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 4.678% 10/25/2041[1,9,10]	4		4
Finance of America Structured Securities Trust, Series 2019-JR3, Class A, 2.00% 9/25/2069[1,9]	59		61
Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[1,9]	67		66

American Funds Insurance Series	117

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[1,9,10]	USD	117	$95
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 9.089% 4/25/2028[9,10]		252	261
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/2042[1,9,10]		109	109
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/2042[1,9,10]		19	19
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[1,9,10]		34	34
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/2042[1,9,10]		64	65
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (1-month USD-LIBOR + 1.70%) 6.089% 1/25/2050[1,9,10]		188	187
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 6.239% 2/25/2050[1,9,10]		408	407
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (1-month USD-LIBOR + 5.10%) 9.489% 6/27/2050[1,9,10]		108	112
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 10.389% 8/25/2050[1,9,10]		540	575
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[1,9]		196	184
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,9,12]		200	185
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[1,9,10]		78	71
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,9,12]		132	119
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[1,9,10]		202	195
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 5.139% 5/25/2055[1,9,10]		281	277
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,9]		100	91
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,9,10]		66	62
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,9,10]		20	19
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[1,9,10]		20	19
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[1,9,10]		40	39
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[1,9,10]		49	47
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[1,9,10]		24	23
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,9]		472	420
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[1,2]		100	89
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,9]		196	170
			4,752

Commercial mortgage-backed securities 0.31%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[1,9,10]		110	108
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/2037[1,9,10]		329	322
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[1,9,10]		332	330
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[1,9,10]		548	529
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[1,9,10]		266	253
BX Trust, Series 2021-ARIA Class C, (1-month USD-LIBOR + 1.646%) 5.964% 10/15/2036[1,9,10]		100	93
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/2037[1,9,10]		155	152
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[1,9,10]		173	167

118	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 5.718% 6/15/2038[1,9,10]	USD	99	$94
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 5.818% 11/15/2038[1,9,10]		100	95
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 6.787% 8/15/2039[1,9,10]		99	99
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[1,9,10]		98	95
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD-LIBOR + 1.034%) 5.352% 12/15/2036[1,9,10]		24	23
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 5.238% 7/15/2025[1,9,10]		229	223
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 5.468% 5/17/2038[1,9,10]		300	292
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[1,9,10]		100	78
La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/2039[1,9,10]		50	49
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[1,9,10]		62	59
Multifamily Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 7.639% 10/15/2049[1,9,10]		141	133
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[1,9,10]		361	348
			3,542

Total mortgage-backed obligations			69,807

Corporate bonds, notes & loans 1.72%
Health care 0.28%
AbbVie, Inc. 3.20% 11/21/2029		25	23
AbbVie, Inc. 4.25% 11/21/2049		39	33
Amgen, Inc. 4.05% 8/18/2029		145	136
Amgen, Inc. 4.20% 3/1/2033		133	123
Amgen, Inc. 4.20% 2/22/2052		19	15
Amgen, Inc. 4.875% 3/1/2053		45	40
AstraZeneca PLC 3.375% 11/16/2025		200	193
AstraZeneca PLC 3.00% 5/28/2051		11	8
Centene Corp. 4.625% 12/15/2029		530	486
Centene Corp. 3.375% 2/15/2030		179	152
Centene Corp. 2.625% 8/1/2031		40	31
Gilead Sciences, Inc. 1.65% 10/1/2030		8	6
HCA, Inc. 2.375% 7/15/2031		18	14
Humana, Inc. 3.70% 3/23/2029		12	11
Merck & Co., Inc. 1.70% 6/10/2027		118	105
Merck & Co., Inc. 3.40% 3/7/2029		110	103
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		8	6
Regeneron Pharmaceuticals, Inc. 2.80% 9/15/2050		2	1
Shire PLC 3.20% 9/23/2026		270	254
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		700	687
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		650	570
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		300	184
Zoetis, Inc. 5.60% 11/16/2032		25	26
			3,207

Energy 0.27%
Apache Corp. 4.25% 1/15/2030		385	341
Baker Hughes Holdings, LLC 2.061% 12/15/2026		8	7
BP Capital Markets America, Inc. 3.633% 4/6/2030		360	331
Cenovus Energy, Inc. 5.40% 6/15/2047		73	66
EQT Corp. 5.00% 1/15/2029		35	33
EQT Corp. 3.625% 5/15/2031[1]		20	17

American Funds Insurance Series	119

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Equinor ASA 2.375% 5/22/2030	USD	365	$311
Exxon Mobil Corp. 2.995% 8/16/2039		200	154
Exxon Mobil Corp. 3.452% 4/15/2051		25	19
Kinder Morgan, Inc. 5.45% 8/1/2052		11	10
MPLX, LP 4.95% 9/1/2032		20	19
MPLX, LP 4.95% 3/14/2052		20	16
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		80	75
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		80	71
ONEOK, Inc. 3.10% 3/15/2030		42	35
ONEOK, Inc. 7.15% 1/15/2051		97	99
Pemex Project Funding Master Trust, Series 13, 6.625% 6/15/2035		150	109
Petróleos Mexicanos 6.50% 1/23/2029		20	17
Petróleos Mexicanos 8.75% 6/2/2029		177	166
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		142	132
Shell International Finance BV 2.00% 11/7/2024		420	400
TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[12]		540	515
TransCanada PipeLines, Ltd. 5.10% 3/15/2049		150	137
Williams Companies, Inc. 5.30% 8/15/2052		40	36
			3,116

Communication services 0.24%
América Móvil, SAB de CV, 8.46% 12/18/2036	MXN	1,300	58
AT&T, Inc. 3.50% 6/1/2041	USD	75	56
CCO Holdings, LLC 4.25% 2/1/2031[1]		360	290
CCO Holdings, LLC 4.75% 2/1/2032[1]		25	20
CCO Holdings, LLC 4.25% 1/15/2034[1]		175	130
Charter Communications Operating, LLC 3.70% 4/1/2051		25	15
Meta Platforms, Inc. 3.85% 8/15/2032		160	141
Meta Platforms, Inc. 4.45% 8/15/2052		95	76
Netflix, Inc. 4.875% 4/15/2028		150	145
SBA Tower Trust 1.631% 11/15/2026[1]		253	215
Sprint Corp. 6.875% 11/15/2028		325	338
Sprint Corp. 8.75% 3/15/2032		90	107
T-Mobile US, Inc. 3.875% 4/15/2030		625	568
T-Mobile US, Inc. 2.55% 2/15/2031		253	207
Verizon Communications, Inc. 1.75% 1/20/2031		142	111
Walt Disney Company 4.625% 3/23/2040		120	113
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[1]		56	46
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[1]		47	36
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[1]		88	64
			2,736

Utilities 0.23%
AEP Transmission Co., LLC 3.80% 6/15/2049		45	35
Duke Energy Florida, LLC 5.95% 11/15/2052		25	27
Edison International 4.125% 3/15/2028		132	123
Edison International 6.95% 11/15/2029		25	26
FirstEnergy Corp. 2.65% 3/1/2030		493	403
FirstEnergy Corp. 2.25% 9/1/2030		107	85
ITC Holdings Corp. 3.35% 11/15/2027		25	23
Pacific Gas and Electric Co. 3.25% 2/16/2024		1,025	1,001
Pacific Gas and Electric Co. 2.95% 3/1/2026		97	89
Pacific Gas and Electric Co. 3.75% 7/1/2028		105	93
Pacific Gas and Electric Co. 4.65% 8/1/2028		284	262
Pacific Gas and Electric Co. 2.50% 2/1/2031		375	292
Southern California Edison Co., Series C, 3.60% 2/1/2045		206	149
Union Electric Co. 3.90% 4/1/2052		25	20
WEC Energy Group, Inc. 5.15% 10/1/2027		25	25
			2,653

120	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials 0.20%
AerCap Ireland Capital DAC 3.30% 1/30/2032	USD	150	$118
American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[12]		82	78
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[12]		40	39
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[12]		231	177
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[12]		84	80
Charles Schwab Corp. 2.45% 3/3/2027		25	23
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[12]		35	28
CME Group, Inc. 2.65% 3/15/2032		50	42
Corebridge Financial, Inc. 3.85% 4/5/2029[1]		180	164
Corebridge Financial, Inc. 3.90% 4/5/2032[1]		32	28
Corebridge Financial, Inc. 4.35% 4/5/2042[1]		7	6
Corebridge Financial, Inc. 4.40% 4/5/2052[1]		49	39
Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[1,12]		250	257
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,12]		200	184
Discover Financial Services 6.70% 11/29/2032		25	25
Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[12]		75	59
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[12]		40	33
Intercontinental Exchange, Inc. 4.60% 3/15/2033		18	17
Intercontinental Exchange, Inc. 4.95% 6/15/2052		16	15
JPMorgan Chase & Co. 5.546% 12/15/2025 (USD-SOFR + 1.07% on 12/15/2024)[12]		100	100
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[12]		40	39
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[12]		227	174
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[12]		17	14
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[12]		25	24
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[12]		20	19
Navient Corp. 5.00% 3/15/2027		150	132
New York Life Global Funding 3.00% 1/10/2028[1]		150	138
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[12]		38	24
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[12]		45	44
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[12]		105	89
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[12]		35	33
			2,242

Consumer discretionary 0.19%
Bayerische Motoren Werke AG 3.45% 4/1/2027[1]		25	23
Bayerische Motoren Werke AG 4.15% 4/9/2030[1]		290	276
Bayerische Motoren Werke AG 3.70% 4/1/2032[1]		25	22
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[1]		495	476
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[1]		175	162
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[1]		150	126
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[1]		150	117
Ford Motor Co. 2.30% 2/10/2025		200	183
Ford Motor Credit Company, LLC 5.125% 6/16/2025		200	193
Grand Canyon University 4.125% 10/1/2024		200	188
McDonald’s Corp. 4.60% 9/9/2032		15	15
McDonald’s Corp. 5.15% 9/9/2052		10	10
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]		160	172
Toyota Motor Credit Corp. 5.40% 11/10/2025		228	232
			2,195

Industrials 0.10%
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		200	192
Boeing Company 4.508% 5/1/2023		270	270
Boeing Company 2.75% 2/1/2026		91	84
Boeing Company 3.625% 2/1/2031		280	246
Boeing Company 5.805% 5/1/2050		95	89

American Funds Insurance Series	121

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	USD	78	$65
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		102	69
CSX Corp. 4.75% 11/15/2048		50	45
CSX Corp. 4.50% 11/15/2052		35	31
Lockheed Martin Corp. 5.10% 11/15/2027		19	19
Masco Corp. 3.125% 2/15/2051		10	6
Union Pacific Corp. 2.80% 2/14/2032		17	15
Union Pacific Corp. 3.50% 2/14/2053		20	15
			1,146

Consumer staples 0.09%
7-Eleven, Inc. 0.80% 2/10/2024[1]		50	48
7-Eleven, Inc. 1.30% 2/10/2028[1]		30	25
7-Eleven, Inc. 1.80% 2/10/2031[1]		207	159
Altria Group, Inc. 3.875% 9/16/2046		22	15
Altria Group, Inc. 3.70% 2/4/2051		28	18
Anheuser-Busch InBev NV 4.50% 6/1/2050		20	18
British American Tobacco PLC 4.70% 4/2/2027		105	101
British American Tobacco PLC 4.448% 3/16/2028		150	139
British American Tobacco PLC 4.54% 8/15/2047		82	58
British American Tobacco PLC 4.758% 9/6/2049		121	88
Kraft Heinz Company 3.00% 6/1/2026		93	87
Kraft Heinz Company 4.875% 10/1/2049		170	148
Kraft Heinz Company 5.50% 6/1/2050		75	72
Philip Morris International, Inc. 5.125% 11/17/2027		43	43
Philip Morris International, Inc. 5.625% 11/17/2029		23	23
Philip Morris International, Inc. 5.75% 11/17/2032		16	16
			1,058

Information technology 0.07%
Apple, Inc. 3.35% 8/8/2032		20	18
Apple, Inc. 3.95% 8/8/2052		20	17
Broadcom, Inc. 4.00% 4/15/2029[1]		3	3
Broadcom, Inc. 4.15% 4/15/2032[1]		11	10
Broadcom, Inc. 3.137% 11/15/2035[1]		2	1
Broadcom, Inc. 3.75% 2/15/2051[1]		91	63
Lenovo Group, Ltd. 5.875% 4/24/2025		400	390
Oracle Corp. 2.875% 3/25/2031		64	53
Oracle Corp. 3.60% 4/1/2050		150	102
ServiceNow, Inc. 1.40% 9/1/2030		130	100
			757

Materials 0.03%
Celanese US Holdings, LLC 6.379% 7/15/2032		10	9
Dow Chemical Co. 3.60% 11/15/2050		75	54
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[1]		100	84
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[1]		10	7
LYB International Finance III, LLC 3.625% 4/1/2051		102	69
Nutrien, Ltd. 5.90% 11/7/2024		84	85
South32 Treasury, Ltd. 4.35% 4/14/2032[1]		10	9
			317

Real estate 0.02%
American Tower Corp. 4.05% 3/15/2032		11	10
Equinix, Inc. 1.55% 3/15/2028		25	21
Equinix, Inc. 3.20% 11/18/2029		144	125
Equinix, Inc. 2.50% 5/15/2031		47	38
			194

Total corporate bonds, notes & loans			19,621

122	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations 0.84%
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,9]	USD	96	$93
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[9]		100	98
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[1,9]		86	83
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[1,9]		87	83
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[1,9]		100	95
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 4.958% 12/18/2025[9,10]		132	132
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,9]		197	179
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,9]		100	90
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[1,9]		69	64
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 4.577% 9/15/2025[9,10]		103	103
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,9]		354	317
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,9]		89	73
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,9]		91	79
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[1,9]		91	72
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,9]		319	276
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,9]		493	483
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[9]		36	36
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[9]		44	44
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,9]		131	123
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.407% 2/15/2025[9,10]		70	70
Freedom Financial, Series 2022-1FP, Class A, 0.94% 3/19/2029[1,9]		7	7
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,9]		506	447
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,9]		85	72
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[1,9]		133	125
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 4.536% 10/21/2024[9,10]		76	76
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.408% 9/16/2025[9,10]		78	78
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,9]		184	188
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,9]		247	228
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,9]		100	92
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,9]		268	234
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,9]		100	86
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,9]		100	83
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 4.387% 5/15/2025[9,10]		100	100
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,9]		46	40
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,9]		143	122
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,9]		211	187
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,9]		423	376
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[1,9,10]		218	212
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,9]		935	792
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[9]		199	194
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 4.487% 8/15/2024[9,10]		236	236
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[1,9]		100	92
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[1,9]		100	87
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,9]		100	98
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[9]		158	158
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[9]		577	578
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[1,9]		73	62

American Funds Insurance Series	123

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,9]	USD	211	$188
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[1,9,10]		335	297
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 4.377% 8/15/2025[9,10]		27	27
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[9,12]		160	157
Verizon Master Trust, Series 2022-7, Class A1A, 5.23% 11/22/2027 (5.98% on 11/20/2024)[9,12]		451	454
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[9]		102	100
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[1,9]		492	487
Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[1,9]		80	79
Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[1,9]		100	100
			9,532

Bonds & notes of governments & government agencies outside the U.S. 0.07%
Peru (Republic of) 2.783% 1/23/2031		190	158
Portuguese Republic 5.125% 10/15/2024		18	18
Qatar (State of) 4.50% 4/23/2028		200	201
Saudi Arabia (Kingdom of) 3.625% 3/4/2028		200	191
United Mexican States 3.25% 4/16/2030		200	175
			743
Municipals 0.02%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		15	12

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		225	216

Total municipals			228

Total bonds, notes & other debt instruments (cost: $218,921,000)			207,479

Short-term securities 7.36%		Shares
Money market investments 6.84%
Capital Group Central Cash Fund 4.31%[6,13]		779,601	77,952

Money market investments purchased with collateral from securities on loan 0.52%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[13,14]		2,241,328	2,241
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[13,14]		1,944,356	1,945
Capital Group Central Cash Fund 4.31%[6,13,14]		17,119	1,712
			5,898

Total short-term securities (cost: $83,839,000)			83,850
Total investment securities 102.99% (cost: $1,046,428,000)			1,173,072
Other assets less liabilities (2.99)%			(34,006)

Net assets 100.00%			$1,139,066

124	American Funds Insurance Series

Capital Income Builder (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	203	March 2023	USD	41,631	$49
5 Year U.S. Treasury Note Futures	Long	357	March 2023		38,531	(52)
10 Year Ultra U.S. Treasury Note Futures	Long	7	March 2023		828	(12)
10 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,572)	11
20 Year U.S. Treasury Bond Futures	Long	9	March 2023		1,128	(13)
30 Year Ultra U.S. Treasury Bond Futures	Long	61	March 2023		8,193	(62)
						$(79)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay					Upfront	Unrealized (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	premium paid (000)	appreciation at 12/31/2022 (000)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,215	$(90)	$—	$(90)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	5,635	(98)	—	(98)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	5,600	(99)	—	(99)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	898	(17)	—	(17)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	4,100	(76)	—	(76)
3-month USD-LIBOR	Quarterly	0.5935%	Semi-annual	5/18/2030	7,200	1,512	—	1,512
3-month USD-LIBOR	Quarterly	0.807%	Semi-annual	5/18/2050	805	388	—	388
						$1,520	$—	$1,520

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[15]	Value at 12/31/2022 (000)	[16]	Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
5.00%	Quarterly	CDX.NA.HY.38	6/20/2027	USD6,138		$127		$174	$(47)

American Funds Insurance Series	125

Capital Income Builder (continued)

Investments in affiliates6

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 2.46%
Capital Group Central Corporate Bond Fund	$30,304	$6,708	$3,076		$(677)	$(5,200)	$28,059	$ 900
Short-term securities 6.99%
Money market investments 6.84%
Capital Group Central Cash Fund 4.31%[13]	42,892	254,586	219,519		(14)	7	77,952	1,714
Money market investments purchased with collateral from securities on loan 0.15%
Capital Group Central Cash Fund 4.31%[13,14]	1,954		242	[17]			1,712	—	[18]
Total short-term securities							79,664
Total 9.45%					$(691)	$(5,193)	$107,723	$ 2,614

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $20,234,000, which represented 1.78% of the net assets of the fund.
[2]	Value determined using significant unobservable inputs.
[3]	Security did not produce income during the last 12 months.
[4]	Amount less than one thousand.
[5]	All or a portion of this security was on loan. The total value of all such securities was $6,251,000, which represented .55% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,982,000, which represented .17% of the net assets of the fund.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[11]	Purchased on a TBA basis.
[12]	Step bond; coupon rate may change at a later date.
[13]	Rate represents the seven-day yield at 12/31/2022.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[16]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[17]	Represents net activity. Refer to Note 5 for more information on securities lending.
[18]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

CAD = Canadian dollars

CDI = CREST Depository Interest

CME = CME Group

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

126	American Funds Insurance Series

Asset Allocation Fund

Investment portfolio December 31, 2022

Common stocks 67.78%	Shares	Value (000)
Health care 13.40%
UnitedHealth Group, Inc.	929,300	$492,696
Johnson & Johnson	2,030,000	358,600
Pfizer, Inc.	5,493,542	281,489
Humana, Inc.	500,000	256,095
Gilead Sciences, Inc.	2,665,000	228,790
Cigna Corp.	650,000	215,371
AbbVie, Inc.	1,221,978	197,484
Abbott Laboratories	1,600,000	175,664
Eli Lilly and Company	400,469	146,508
Vertex Pharmaceuticals, Inc.[1]	505,500	145,978
CVS Health Corp.	1,453,100	135,414
Regeneron Pharmaceuticals, Inc.[1]	187,220	135,077
Centene Corp.[1]	1,235,513	101,324
Bristol-Myers Squibb Company	1,374,818	98,918
AstraZeneca PLC	461,000	62,565
AstraZeneca PLC (ADR)	249,881	16,942
Thermo Fisher Scientific, Inc.	116,000	63,880
Alnylam Pharmaceuticals, Inc.[1]	261,834	62,225
Novo Nordisk A/S, Class B	246,400	33,363
AbCellera Biologics, Inc.[1,2]	2,871,293	29,086
Seagen, Inc.[1]	170,500	21,911
Rotech Healthcare, Inc.[1,3,4]	184,138	19,703
Elevance Health, Inc.	37,542	19,258
Zoetis, Inc., Class A	95,618	14,013
Karuna Therapeutics, Inc.[1]	57,100	11,220
		3,323,574

Consumer discretionary 9.59%
Aramark	11,375,152	470,249
Home Depot, Inc.	1,206,200	380,990
General Motors Company	6,575,000	221,183
Booking Holdings, Inc.[1]	87,604	176,546
Lennar Corp., Class A	1,357,800	122,881
Dollar General Corp.	493,075	121,420
LVMH Moët Hennessy-Louis Vuitton SE	165,700	120,372
Amazon.com, Inc.[1]	1,340,400	112,594
Target Corp.	750,000	111,780
Etsy, Inc.[1]	840,578	100,684
Entain PLC	6,000,000	96,202
Burlington Stores, Inc.[1]	431,484	87,488
D.R. Horton, Inc.	870,000	77,552
Royal Caribbean Cruises, Ltd.[1]	1,014,324	50,138
YUM! Brands, Inc.	277,000	35,478
Dollar Tree Stores, Inc.[1]	185,000	26,166
YETI Holdings, Inc.[1]	495,471	20,468
Darden Restaurants, Inc.	142,000	19,643
Chipotle Mexican Grill, Inc.[1]	9,709	13,471
Li Auto, Inc., Class A (ADR)[1,2]	350,694	7,154
Xpeng, Inc., Class A (ADR)[1,2]	703,800	6,996
		2,379,455

Financials 9.21%
Aon PLC, Class A	807,600	242,393
Chubb, Ltd.	800,000	176,480
Apollo Asset Management, Inc.	2,630,627	167,808
Synchrony Financial	4,100,000	134,726
JPMorgan Chase & Co.	973,100	130,493
First Republic Bank	1,000,000	121,890
Bank of America Corp.	3,000,000	99,360
Arthur J. Gallagher & Co.	476,724	89,881
Capital One Financial Corp.	850,000	79,016
Blue Owl Capital, Inc., Class A2	7,085,161	75,103

American Funds Insurance Series	127

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Goldman Sachs Group, Inc.	213,000	$73,140
Ares Management Corp., Class A	1,015,403	69,494
KKR & Co., Inc.	1,497,000	69,491
Nasdaq, Inc.	1,098,300	67,381
Charles Schwab Corp.	801,126	66,702
CME Group, Inc., Class A	380,200	63,934
Discover Financial Services	600,000	58,698
Toronto-Dominion Bank (CAD denominated)[2]	885,700	57,348
SLM Corp.	3,345,000	55,527
Intercontinental Exchange, Inc.	538,487	55,243
Blackstone, Inc., nonvoting shares	737,500	54,715
S&P Global, Inc.	118,700	39,757
Brookfield Corp., Class A	1,260,000	39,640
The Bank of N.T. Butterfield & Son, Ltd.	1,120,585	33,405
Morgan Stanley	339,372	28,853
Antin Infrastructure Partners SA	1,243,300	27,033
EQT AB	1,250,263	26,646
Wells Fargo & Company	570,000	23,535
Progressive Corp.	105,000	13,620
Bridgepoint Group PLC	5,809,554	13,461
OneMain Holdings, Inc.	300,000	9,993
Brookfield Asset Management, Ltd., Class A	315,000	9,031
Islandsbanki hf.	9,555,235	8,073
Jonah Energy Parent, LLC[3]	32,117	1,899
Sberbank of Russia PJSC[1,3]	8,880,000	—	[5]
		2,283,769

Information technology 8.88%
Microsoft Corp.	3,355,454	804,705
Broadcom, Inc.	1,249,134	698,428
ASML Holding NV (New York registered) (ADR)	316,764	173,080
MKS Instruments, Inc.	1,600,000	135,568
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,275,000	94,975
Mastercard, Inc., Class A	195,977	68,147
NVIDIA Corp.	332,696	48,620
MediaTek, Inc.	1,463,000	29,717
Oracle Corp.	321,820	26,306
Paychex, Inc.	205,595	23,759
GoDaddy, Inc., Class A1	281,000	21,024
Apple, Inc.	150,000	19,490
KLA Corp.	49,000	18,474
MicroStrategy, Inc., Class A1	96,100	13,605
Applied Materials, Inc.	135,000	13,146
Snowflake, Inc., Class A1	85,810	12,317
		2,201,361

Consumer staples 6.59%
Philip Morris International, Inc.	9,438,592	955,280
Nestlé SA	1,954,200	225,682
Archer Daniels Midland Company	1,880,000	174,558
British American Tobacco PLC (ADR)	2,634,146	105,313
British American Tobacco PLC	1,080,000	42,849
Altria Group, Inc.	1,570,000	71,764
Avenue Supermarts, Ltd.[1]	970,539	47,566
Costco Wholesale Corp.	26,000	11,869
		1,634,881

Industrials 6.22%
Northrop Grumman Corp.	933,553	509,356
Lockheed Martin Corp.	474,900	231,034
L3Harris Technologies, Inc.	1,094,000	227,782
Boeing Company[1]	1,039,506	198,015

128	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Caterpillar, Inc.	618,000	$148,048
CSX Corp.	2,628,369	81,427
Raytheon Technologies Corp.	395,000	39,863
General Electric Co.	288,000	24,132
Huntington Ingalls Industries, Inc.	100,000	23,068
AMETEK, Inc.	140,000	19,561
Chart Industries, Inc.[1]	130,200	15,003
Copart, Inc.[1]	232,000	14,126
Storskogen Group AB, Class B	16,853,587	12,088
		1,543,503

Communication services 4.72%
Alphabet, Inc., Class C1	2,992,500	265,525
Alphabet, Inc., Class A1	1,269,460	112,004
Charter Communications, Inc., Class A1	821,000	278,401
Meta Platforms, Inc., Class A1	1,777,348	213,886
Netflix, Inc.[1]	384,527	113,390
Comcast Corp., Class A	2,874,400	100,518
ZoomInfo Technologies, Inc.[1]	1,747,900	52,629
Activision Blizzard, Inc.	400,000	30,620
Electronic Arts, Inc.	35,000	4,276
		1,171,249

Energy 4.12%
Canadian Natural Resources, Ltd. (CAD denominated)[2]	7,515,800	417,366
Pioneer Natural Resources Company	752,000	171,749
ConocoPhillips	1,252,000	147,736
Cenovus Energy, Inc. (CAD denominated)	7,500,000	145,513
Hess Corp.	400,000	56,728
Chevron Corp.	270,000	48,462
TC Energy Corp.	631,700	25,180
Equitrans Midstream Corp.	718,490	4,814
Diamond Offshore Drilling, Inc.[1]	266,381	2,770
Altera Infrastructure, LP1,3	6,273	497
Constellation Oil Services Holding SA, Class B-1[1,3]	480,336	53
McDermott International, Ltd.[1]	30,762	10
Bighorn Permian Resources, LLC[3]	4,392	—	[5]
		1,020,878

Materials 3.45%
Corteva, Inc.	4,365,508	256,605
Mosaic Co.	1,940,000	85,108
Linde PLC	256,541	83,678
Royal Gold, Inc.	700,000	78,904
Wheaton Precious Metals Corp.	1,785,000	69,758
Nucor Corp.	500,000	65,905
Franco-Nevada Corp.	347,089	47,313
First Quantum Minerals, Ltd.	2,100,000	43,877
ATI, Inc.[1]	1,350,000	40,311
Vale SA, ordinary nominative shares	1,750,000	29,460
Nutrien, Ltd. (CAD denominated)	400,272	29,222
Lundin Mining Corp.[2]	4,320,000	26,513
		856,654

Real estate 0.96%
VICI Properties, Inc. REIT	2,769,449	89,730
Gaming and Leisure Properties, Inc. REIT	1,593,566	83,009
Equinix, Inc. REIT	63,445	41,559
Crown Castle, Inc. REIT	166,000	22,516
		236,814

American Funds Insurance Series	129

Asset Allocation Fund (continued)

Common stocks (continued)	Shares		Value (000)
Utilities 0.64%
CenterPoint Energy, Inc.		1,717,846	$51,518
Exelon Corp.		779,231	33,686
AES Corp.		983,067	28,273
Sempra Energy		132,039	20,405
FirstEnergy Corp.		307,000	12,876
Constellation Energy Corp.		138,666	11,955
			158,713

Total common stocks (cost: $11,870,390,000)			16,810,851

Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,6]		450	189

Total preferred securities (cost: $466,000)			189

Rights & warrants 0.00%
Energy 0.00%
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[1,3]		4	—	[5]

Total rights & warrants (cost: $0)			—	[5]

Convertible stocks 0.26%
Health care 0.26%
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 7/9/2024[3,4]		50,000	63,388

Total convertible stocks (cost: $50,000,000)			63,388

Investment funds 5.51%
Capital Group Central Corporate Bond Fund[7]		167,745,028	1,367,122

Total investment funds (cost: $1,676,023,000)			1,367,122

Bonds, notes & other debt instruments 21.72%	Principal amount (000)
Mortgage-backed obligations 7.58%
Federal agency mortgage-backed obligations 7.02%
Fannie Mae Pool #AD7072 4.00% 6/1/2025[8]	USD	2	2
Fannie Mae Pool #AE2321 4.00% 8/1/2025[8]		1	1
Fannie Mae Pool #AE3069 4.00% 9/1/2025[8]		1	1
Fannie Mae Pool #AH0829 4.00% 1/1/2026[8]		1	1
Fannie Mae Pool #AH6431 4.00% 2/1/2026[8]		168	165
Fannie Mae Pool #AH5618 4.00% 2/1/2026[8]		2	1
Fannie Mae Pool #890329 4.00% 4/1/2026[8]		27	26
Fannie Mae Pool #MA1109 4.00% 5/1/2027[8]		2	2
Fannie Mae Pool #MA3653 3.00% 3/1/2029[8]		13	12
Fannie Mae Pool #AL8347 4.00% 3/1/2029[8]		185	181
Fannie Mae Pool #254767 5.50% 6/1/2033[8]		208	214
Fannie Mae Pool #555956 5.50% 12/1/2033[8]		131	135
Fannie Mae Pool #BN1085 4.00% 1/1/2034[8]		411	403
Fannie Mae Pool #BN3172 4.00% 1/1/2034[8]		162	158
Fannie Mae Pool #929185 5.50% 1/1/2036[8]		383	396
Fannie Mae Pool #893641 6.00% 9/1/2036[8]		776	811
Fannie Mae Pool #893688 6.00% 10/1/2036[8]		164	171
Fannie Mae Pool #AS8554 3.00% 12/1/2036[8]		5,967	5,542
Fannie Mae Pool #907239 6.00% 12/1/2036[8]		54	56
Fannie Mae Pool #928031 6.00% 1/1/2037[8]		63	65
Fannie Mae Pool #888292 6.00% 3/1/2037[8]		547	571
Fannie Mae Pool #AD0249 5.50% 4/1/2037[8]		111	114

130	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #190379 5.50% 5/1/2037[8]	USD	55		$57
Fannie Mae Pool #924952 6.00% 8/1/2037[8]		865		903
Fannie Mae Pool #888637 6.00% 9/1/2037[8]		10		10
Fannie Mae Pool #995674 6.00% 5/1/2038[8]		310		324
Fannie Mae Pool #AD0119 6.00% 7/1/2038[8]		938		984
Fannie Mae Pool #995224 6.00% 9/1/2038[8]		8		8
Fannie Mae Pool #AE0021 6.00% 10/1/2038[8]		286		298
Fannie Mae Pool #AL7164 6.00% 10/1/2038[8]		196		201
Fannie Mae Pool #889983 6.00% 10/1/2038[8]		18		19
Fannie Mae Pool #AD0095 6.00% 11/1/2038[8]		689		717
Fannie Mae Pool #AB0538 6.00% 11/1/2038[8]		110		114
Fannie Mae Pool #995391 6.00% 11/1/2038[8]		14		15
Fannie Mae Pool #AD0833 6.00% 1/1/2039[8]		—	[5]	—	[5]
Fannie Mae Pool #AL0309 6.00% 1/1/2040[8]		62		65
Fannie Mae Pool #AL0013 6.00% 4/1/2040[8]		182		190
Fannie Mae Pool #AL7228 6.00% 4/1/2041[8]		242		248
Fannie Mae Pool #AB4536 6.00% 6/1/2041[8]		413		428
Fannie Mae Pool #MA4387 2.00% 7/1/2041[8]		7,655		6,462
Fannie Mae Pool #MA4501 2.00% 12/1/2041[8]		8,791		7,421
Fannie Mae Pool #FS0305 1.50% 1/1/2042[8]		22,809		18,688
Fannie Mae Pool #MA4520 2.00% 1/1/2042[8]		14,931		12,603
Fannie Mae Pool #AP2131 3.50% 8/1/2042[8]		3,155		2,956
Fannie Mae Pool #AU8813 4.00% 11/1/2043[8]		2,218		2,169
Fannie Mae Pool #AU9348 4.00% 11/1/2043[8]		1,262		1,234
Fannie Mae Pool #AU9350 4.00% 11/1/2043[8]		1,052		1,015
Fannie Mae Pool #AL8773 3.50% 2/1/2045[8]		5,278		4,945
Fannie Mae Pool #FM9416 3.50% 7/1/2045[8]		8,847		8,192
Fannie Mae Pool #AL8354 3.50% 10/1/2045[8]		1,320		1,231
Fannie Mae Pool #AL8522 3.50% 5/1/2046[8]		2,806		2,610
Fannie Mae Pool #BC7611 4.00% 5/1/2046[8]		113		109
Fannie Mae Pool #AS8310 3.00% 11/1/2046[8]		373		335
Fannie Mae Pool #BD9307 4.00% 11/1/2046[8]		1,322		1,263
Fannie Mae Pool #BD9699 3.50% 12/1/2046[8]		1,482		1,375
Fannie Mae Pool #BE1290 3.50% 2/1/2047[8]		2,160		2,005
Fannie Mae Pool #BM1179 3.00% 4/1/2047[8]		470		421
Fannie Mae Pool #256975 7.00% 10/1/2047[8]		2		2
Fannie Mae Pool #CA0770 3.50% 11/1/2047[8]		1,522		1,415
Fannie Mae Pool #257036 7.00% 11/1/2047[8]		6		7
Fannie Mae Pool #MA3211 4.00% 12/1/2047[8]		2,648		2,535
Fannie Mae Pool #MA3277 4.00% 2/1/2048[8]		11		10
Fannie Mae Pool #BK5255 4.00% 5/1/2048[8]		11		11
Fannie Mae Pool #FM3278 3.50% 11/1/2048[8]		16,898		15,676
Fannie Mae Pool #FM3280 3.50% 5/1/2049[8]		2,314		2,144
Fannie Mae Pool #CA4756 3.00% 12/1/2049[8]		1,745		1,556
Fannie Mae Pool #CA5659 2.50% 5/1/2050[8]		2,353		1,999
Fannie Mae Pool #CA5968 2.50% 6/1/2050[8]		5,666		4,869
Fannie Mae Pool #CA6593 2.50% 8/1/2050[8]		12,778		11,002
Fannie Mae Pool #CA7599 2.50% 11/1/2050[8]		1,607		1,386
Fannie Mae Pool #FM4897 3.00% 11/1/2050[8]		14,598		13,142
Fannie Mae Pool #CA8828 2.50% 2/1/2051[8]		4,022		3,458
Fannie Mae Pool #CA9291 2.50% 2/1/2051[8]		52		44
Fannie Mae Pool #CA9390 2.50% 3/1/2051[8]		666		565
Fannie Mae Pool #CB0290 2.00% 4/1/2051[8]		4,822		3,945
Fannie Mae Pool #FM7741 2.50% 5/1/2051[8]		816		693
Fannie Mae Pool #FM8453 3.00% 8/1/2051[8]		4,876		4,347
Fannie Mae Pool #FM8436 2.50% 9/1/2051[8]		45		39
Fannie Mae Pool #CB1810 3.00% 10/1/2051[8]		165		145
Fannie Mae Pool #BU0616 2.50% 11/1/2051[8]		49		42
Fannie Mae Pool #CB2078 3.00% 11/1/2051[8]		9,882		8,696
Fannie Mae Pool #CB2286 2.50% 12/1/2051[8]		17,352		14,835
Fannie Mae Pool #CB2402 2.50% 12/1/2051[8]		10,959		9,290

American Funds Insurance Series	131

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB2375 2.50% 12/1/2051[8]	USD	7,995	$6,825
Fannie Mae Pool #BU8372 2.50% 12/1/2051[8]		955	812
Fannie Mae Pool #CB2323 2.50% 12/1/2051[8]		947	805
Fannie Mae Pool #CB2312 2.50% 12/1/2051[8]		366	311
Fannie Mae Pool #CB2319 2.50% 12/1/2051[8]		196	168
Fannie Mae Pool #BT9510 2.50% 12/1/2051[8]		94	81
Fannie Mae Pool #BT9483 2.50% 12/1/2051[8]		95	81
Fannie Mae Pool #CB2372 2.50% 12/1/2051[8]		93	80
Fannie Mae Pool #FS0235 2.50% 1/1/2052[8]		12,638	10,713
Fannie Mae Pool #FS0182 3.00% 1/1/2052[8]		13,050	11,488
Fannie Mae Pool #FS0303 3.00% 1/1/2052[8]		978	859
Fannie Mae Pool #CB3666 2.50% 2/1/2052[8]		24,794	21,026
Fannie Mae Pool #FS0546 2.50% 2/1/2052[8]		11,820	10,020
Fannie Mae Pool #BV4367 2.50% 2/1/2052[8]		818	695
Fannie Mae Pool #FS0613 2.50% 2/1/2052[8]		736	625
Fannie Mae Pool #BV9531 2.50% 2/1/2052[8]		721	612
Fannie Mae Pool #BU8226 2.50% 2/1/2052[8]		612	520
Fannie Mae Pool #BV4259 2.50% 2/1/2052[8]		596	507
Fannie Mae Pool #BV3216 2.50% 2/1/2052[8]		487	413
Fannie Mae Pool #BU7298 2.50% 2/1/2052[8]		361	306
Fannie Mae Pool #BV0307 2.50% 2/1/2052[8]		75	63
Fannie Mae Pool #BV3495 2.50% 2/1/2052[8]		64	55
Fannie Mae Pool #FS0647 3.00% 2/1/2052[8]		67,926	60,633
Fannie Mae Pool #CB2896 3.00% 2/1/2052[8]		7,625	6,703
Fannie Mae Pool #CB5013 2.50% 3/1/2052[8]		3,992	3,392
Fannie Mae Pool #BV6631 2.50% 3/1/2052[8]		921	782
Fannie Mae Pool #BV8086 2.50% 3/1/2052[8]		596	508
Fannie Mae Pool #BT8111 2.50% 3/1/2052[8]		593	503
Fannie Mae Pool #BV4173 2.50% 3/1/2052[8]		525	446
Fannie Mae Pool #BU8885 2.50% 3/1/2052[8]		507	431
Fannie Mae Pool #FS0831 3.00% 3/1/2052[8]		16,034	14,095
Fannie Mae Pool #CB3170 3.00% 3/1/2052[8]		7,000	6,156
Fannie Mae Pool #CB3410 3.00% 3/1/2052[8]		158	139
Fannie Mae Pool #MA4578 2.50% 4/1/2052[8]		31,872	27,036
Fannie Mae Pool #BV5332 2.50% 4/1/2052[8]		966	820
Fannie Mae Pool #BV4656 2.50% 4/1/2052[8]		873	741
Fannie Mae Pool #BV2996 2.50% 4/1/2052[8]		814	691
Fannie Mae Pool #CB3351 2.50% 4/1/2052[8]		739	628
Fannie Mae Pool #BV4182 2.50% 4/1/2052[8]		730	620
Fannie Mae Pool #FS1922 2.50% 4/1/2052[8]		716	608
Fannie Mae Pool #BV8569 2.50% 4/1/2052[8]		683	580
Fannie Mae Pool #BV7698 2.50% 4/1/2052[8]		620	526
Fannie Mae Pool #BV7717 2.50% 4/1/2052[8]		593	504
Fannie Mae Pool #BU8933 3.00% 4/1/2052[8]		1,825	1,604
Fannie Mae Pool #CB3364 3.00% 4/1/2052[8]		457	402
Fannie Mae Pool #BU8825 2.50% 5/1/2052[8]		1,018	864
Fannie Mae Pool #BW2204 2.50% 5/1/2052[8]		885	752
Fannie Mae Pool #BV9818 2.50% 5/1/2052[8]		790	672
Fannie Mae Pool #BW0160 2.50% 5/1/2052[8]		665	565
Fannie Mae Pool #MA4598 2.50% 5/1/2052[8]		162	137
Fannie Mae Pool #BV9644 2.50% 5/1/2052[8]		89	76
Fannie Mae Pool #FS1877 3.00% 5/1/2052[8]		5,704	5,012
Fannie Mae Pool #BV7238 3.00% 5/1/2052[8]		1,886	1,658
Fannie Mae Pool #CB3495 3.00% 5/1/2052[8]		1,867	1,640
Fannie Mae Pool #BT7819 3.00% 5/1/2052[8]		138	121
Fannie Mae Pool #BW1436 4.50% 5/1/2052[8]		3,137	3,023
Fannie Mae Pool #MA4624 3.00% 6/1/2052[8]		1,431	1,257
Fannie Mae Pool #BW2935 3.00% 6/1/2052[8]		747	657
Fannie Mae Pool #BW1449 3.00% 6/1/2052[8]		400	352
Fannie Mae Pool #BV9701 3.00% 6/1/2052[8]		114	100
Fannie Mae Pool #BW5663 4.50% 6/1/2052[8]		2,906	2,800

132	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB4534 4.50% 6/1/2052[8]	USD	2,080	$2,004
Fannie Mae Pool #FS2239 2.50% 7/1/2052[8]		10,586	8,987
Fannie Mae Pool #MA4652 2.50% 7/1/2052[8]		7,000	5,940
Fannie Mae Pool #BV7868 2.50% 7/1/2052[8]		996	845
Fannie Mae Pool #BV2584 2.50% 7/1/2052[8]		602	510
Fannie Mae Pool #BW5528 2.50% 7/1/2052[8]		525	445
Fannie Mae Pool #BW6043 2.50% 7/1/2052[8]		62	53
Fannie Mae Pool #BW5579 3.50% 7/1/2052[8]		2,000	1,819
Fannie Mae Pool #CB4159 4.00% 7/1/2052[8]		1,519	1,427
Fannie Mae Pool #FS2555 4.50% 7/1/2052[8]		125	120
Fannie Mae Pool #MA4743 2.50% 8/1/2052[8]		6,986	5,925
Fannie Mae Pool #BW7293 3.50% 8/1/2052[8]		3,000	2,729
Fannie Mae Pool #CB4363 3.50% 8/1/2052[8]		960	874
Fannie Mae Pool #BV7903 3.50% 8/1/2052[8]		200	182
Fannie Mae Pool #BV8024 4.00% 8/1/2052[8]		1,924	1,807
Fannie Mae Pool #BW7302 4.00% 8/1/2052[8]		289	272
Fannie Mae Pool #BW4199 4.50% 8/1/2052[8]		2,996	2,887
Fannie Mae Pool #BW3035 4.50% 8/1/2052[8]		2,532	2,440
Fannie Mae Pool #BW5789 4.50% 8/1/2052[8]		999	963
Fannie Mae Pool #BW6395 4.50% 8/1/2052[8]		999	962
Fannie Mae Pool #BW7349 3.00% 9/1/2052[8]		1,886	1,658
Fannie Mae Pool #BW7780 3.00% 9/1/2052[8]		219	192
Fannie Mae Pool #MA4732 4.00% 9/1/2052[8]		56,336	52,898
Fannie Mae Pool #BW7326 4.00% 9/1/2052[8]		1,648	1,547
Fannie Mae Pool #BW9348 4.00% 9/1/2052[8]		1,429	1,342
Fannie Mae Pool #BW8103 4.00% 9/1/2052[8]		1,353	1,271
Fannie Mae Pool #MA4733 4.50% 9/1/2052[8]		12,197	11,752
Fannie Mae Pool #BV0957 4.50% 9/1/2052[8]		3,075	2,962
Fannie Mae Pool #BW1192 4.50% 9/1/2052[8]		2,185	2,105
Fannie Mae Pool #BW1201 5.00% 9/1/2052[8]		2,361	2,331
Fannie Mae Pool #MA4824 2.50% 10/1/2052[8]		94	80
Fannie Mae Pool #MA4782 3.50% 10/1/2052[8]		3,000	2,729
Fannie Mae Pool #BW8980 4.00% 10/1/2052[8]		5,340	5,014
Fannie Mae Pool #BW1210 4.00% 10/1/2052[8]		4,034	3,788
Fannie Mae Pool #BW7356 4.00% 10/1/2052[8]		3,356	3,151
Fannie Mae Pool #BX0509 4.00% 10/1/2052[8]		1,444	1,356
Fannie Mae Pool #MA4784 4.50% 10/1/2052[8]		14,120	13,605
Fannie Mae Pool #CB4959 4.50% 10/1/2052[8]		9,275	8,936
Fannie Mae Pool #BV0961 4.50% 10/1/2052[8]		3,995	3,849
Fannie Mae Pool #BW8981 4.50% 10/1/2052[8]		2,309	2,224
Fannie Mae Pool #BX0097 4.50% 10/1/2052[8]		998	962
Fannie Mae Pool #MA4785 5.00% 10/1/2052[8]		3,500	3,455
Fannie Mae Pool #MA4887 2.50% 11/1/2052[8]		1,448	1,228
Fannie Mae Pool #MA4854 2.50% 11/1/2052[8]		902	765
Fannie Mae Pool #BW1309 2.50% 11/1/2052[8]		813	690
Fannie Mae Pool #MA4885 3.00% 11/1/2052[8]		801	704
Fannie Mae Pool #FS3279 3.50% 11/1/2052[8]		9,999	9,099
Fannie Mae Pool #MA4803 3.50% 11/1/2052[8]		1,000	910
Fannie Mae Pool #MA4804 4.00% 11/1/2052[8]		6,621	6,217
Fannie Mae Pool #BW1310 4.00% 11/1/2052[8]		1,509	1,417
Fannie Mae Pool #BX3075 4.50% 11/1/2052[8]		2,973	2,865
Fannie Mae Pool #MA4911 3.00% 12/1/2052[8]		650	571
Fannie Mae Pool #MA4838 3.50% 12/1/2052[8]		4,500	4,093
Fannie Mae Pool #MA4839 4.00% 12/1/2052[8]		4,000	3,756
Fannie Mae Pool #MA4841 5.00% 12/1/2052[8]		6,256	6,175
Fannie Mae Pool #MA4877 6.50% 12/1/2052[8]		1,000	1,026
Fannie Mae Pool #MA4868 5.00% 1/1/2053[8]		7,999	7,896
Fannie Mae Pool #BX4609 5.00% 1/1/2053[8]		1,277	1,261
Fannie Mae Pool #MA4869 5.50% 1/1/2053[8]		100	100
Fannie Mae Pool #MA4895 6.50% 1/1/2053[8]		7,427	7,618
Fannie Mae Pool #BM6736 4.50% 11/1/2059[8]		11,696	11,413

American Funds Insurance Series	133

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BF0497 3.00% 7/1/2060[8]	USD	4,130	$3,619
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[8]		24	26
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[8]		84	86
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/2023[8,9]		1,660	1,644
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 12/25/2023[8,9]		1,909	1,877
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[8,9]		1,338	1,314
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 7/25/2024[8,9]		3,273	3,169
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.471% 12/25/2026[8,9]		7,323	6,758
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2/25/2027[8,9]		2,602	2,446
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036[8]		39	32
Freddie Mac Pool #C91912 3.00% 2/1/2037[8]		11,022	10,254
Freddie Mac Pool #G03978 5.00% 3/1/2038[8]		420	429
Freddie Mac Pool #G04553 6.50% 9/1/2038[8]		48	51
Freddie Mac Pool #G08347 4.50% 6/1/2039[8]		67	67
Freddie Mac Pool #C03518 5.00% 9/1/2040[8]		572	580
Freddie Mac Pool #Q05807 4.00% 1/1/2042[8]		1,648	1,586
Freddie Mac Pool #Q23185 4.00% 11/1/2043[8]		1,303	1,275
Freddie Mac Pool #Q23190 4.00% 11/1/2043[8]		758	732
Freddie Mac Pool #760014 2.74% 8/1/2045[8,9]		179	173
Freddie Mac Pool #Q37988 4.00% 12/1/2045[8]		5,730	5,510
Freddie Mac Pool #G60344 4.00% 12/1/2045[8]		4,930	4,740
Freddie Mac Pool #Z40130 3.00% 1/1/2046[8]		4,452	4,029
Freddie Mac Pool #Q41090 4.50% 6/1/2046[8]		204	200
Freddie Mac Pool #Q41909 4.50% 7/1/2046[8]		242	238
Freddie Mac Pool #760015 2.561% 1/1/2047[8,9]		444	420
Freddie Mac Pool #Q46021 3.50% 2/1/2047[8]		1,150	1,068
Freddie Mac Pool #SI2002 4.00% 3/1/2048[8]		2,336	2,234
Freddie Mac Pool #SD8106 2.00% 11/1/2050[8]		33,078	27,081
Freddie Mac Pool #SD7528 2.00% 11/1/2050[8]		17,984	14,872
Freddie Mac Pool #QC2344 2.50% 4/1/2051[8]		966	821
Freddie Mac Pool #RA5288 2.00% 5/1/2051[8]		30,665	25,100
Freddie Mac Pool #SD8151 2.50% 6/1/2051[8]		330	281
Freddie Mac Pool #RA5782 2.50% 9/1/2051[8]		10,333	8,855
Freddie Mac Pool #SD7545 2.50% 9/1/2051[8]		7,074	6,091
Freddie Mac Pool #RA5759 2.50% 9/1/2051[8]		2,039	1,728
Freddie Mac Pool #QC7910 2.50% 9/1/2051[8]		931	795
Freddie Mac Pool #QC6921 2.50% 9/1/2051[8]		911	774
Freddie Mac Pool #RA5971 3.00% 9/1/2051[8]		6,901	6,123
Freddie Mac Pool #QC6456 3.00% 9/1/2051[8]		701	616
Freddie Mac Pool #RA6107 2.50% 10/1/2051[8]		5,385	4,568
Freddie Mac Pool #QC8778 2.50% 10/1/2051[8]		462	392
Freddie Mac Pool #QC9156 2.50% 10/1/2051[8]		327	278
Freddie Mac Pool #QC7814 2.50% 10/1/2051[8]		27	23
Freddie Mac Pool #RA6231 2.50% 11/1/2051[8]		1,993	1,690
Freddie Mac Pool #QC9944 2.50% 11/1/2051[8]		1,474	1,251
Freddie Mac Pool #QD1746 2.50% 11/1/2051[8]		933	792
Freddie Mac Pool #QC9788 2.50% 11/1/2051[8]		930	790
Freddie Mac Pool #QD1523 2.50% 11/1/2051[8]		218	185
Freddie Mac Pool #RA6483 2.50% 12/1/2051[8]		6,952	5,934
Freddie Mac Pool #RA7081 2.50% 12/1/2051[8]		2,698	2,288
Freddie Mac Pool #QD3362 2.50% 12/1/2051[8]		854	725
Freddie Mac Pool #RA6433 2.50% 12/1/2051[8]		43	37
Freddie Mac Pool #RA6485 3.00% 12/1/2051[8]		1,935	1,701
Freddie Mac Pool #RA6428 3.00% 12/1/2051[8]		420	369
Freddie Mac Pool #SD0853 2.50% 1/1/2052[8]		5,650	4,790
Freddie Mac Pool #SD7552 2.50% 1/1/2052[8]		2,429	2,077
Freddie Mac Pool #SD0854 2.50% 1/1/2052[8]		1,987	1,688
Freddie Mac Pool #RA6615 2.50% 1/1/2052[8]		600	510
Freddie Mac Pool #QD5254 2.50% 1/1/2052[8]		597	507
Freddie Mac Pool #SD8194 2.50% 2/1/2052[8]		642	545
Freddie Mac Pool #QD9066 2.50% 2/1/2052[8]		501	426

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QD6379 2.50% 2/1/2052[8]	USD	97	$83
Freddie Mac Pool #QD6971 2.50% 2/1/2052[8]		63	54
Freddie Mac Pool #QD7312 2.50% 2/1/2052[8]		32	27
Freddie Mac Pool #RA6806 3.00% 2/1/2052[8]		2,000	1,758
Freddie Mac Pool #QD6948 3.00% 2/1/2052[8]		1,906	1,676
Freddie Mac Pool #RA6608 3.00% 2/1/2052[8]		954	838
Freddie Mac Pool #QD7089 3.50% 2/1/2052[8]		1,195	1,089
Freddie Mac Pool #QD8976 2.50% 3/1/2052[8]		952	809
Freddie Mac Pool #QE0957 2.50% 3/1/2052[8]		875	743
Freddie Mac Pool #RA6959 2.50% 3/1/2052[8]		766	651
Freddie Mac Pool #QE0615 2.50% 3/1/2052[8]		606	515
Freddie Mac Pool #SD8200 2.50% 3/1/2052[8]		437	371
Freddie Mac Pool #QD8152 2.50% 3/1/2052[8]		367	312
Freddie Mac Pool #QD8673 3.00% 3/1/2052[8]		1,542	1,356
Freddie Mac Pool #RA6992 3.00% 3/1/2052[8]		1,097	964
Freddie Mac Pool #SD8205 2.50% 4/1/2052[8]		6,581	5,582
Freddie Mac Pool #QD9911 2.50% 4/1/2052[8]		2,676	2,269
Freddie Mac Pool #QE0800 2.50% 4/1/2052[8]		2,628	2,231
Freddie Mac Pool #QE0170 2.50% 4/1/2052[8]		1,711	1,451
Freddie Mac Pool #QE3079 2.50% 4/1/2052[8]		932	792
Freddie Mac Pool #QD9907 2.50% 4/1/2052[8]		850	722
Freddie Mac Pool #QE0407 2.50% 4/1/2052[8]		769	653
Freddie Mac Pool #QE5290 2.50% 4/1/2052[8]		740	628
Freddie Mac Pool #QE0025 2.50% 4/1/2052[8]		549	466
Freddie Mac Pool #QE0799 2.50% 4/1/2052[8]		123	105
Freddie Mac Pool #SD7554 2.50% 4/1/2052[8]		94	80
Freddie Mac Pool #QE2101 2.50% 4/1/2052[8]		45	38
Freddie Mac Pool #SD8206 3.00% 4/1/2052[8]		800	703
Freddie Mac Pool #RA7063 3.50% 4/1/2052[8]		22,000	20,028
Freddie Mac Pool #QE2352 2.50% 5/1/2052[8]		40	34
Freddie Mac Pool #QE1793 3.00% 5/1/2052[8]		1,910	1,679
Freddie Mac Pool #QE3080 3.00% 5/1/2052[8]		400	351
Freddie Mac Pool #RA7386 3.50% 5/1/2052[8]		7,332	6,669
Freddie Mac Pool #SD8220 3.00% 6/1/2052[8]		4,451	3,913
Freddie Mac Pool #QE4383 4.00% 6/1/2052[8]		2,336	2,193
Freddie Mac Pool #QE6097 2.50% 7/1/2052[8]		83	71
Freddie Mac Pool #QE5714 3.50% 7/1/2052[8]		4,000	3,639
Freddie Mac Pool #QE6274 3.50% 7/1/2052[8]		4,000	3,638
Freddie Mac Pool #SD8226 3.50% 7/1/2052[8]		2,667	2,426
Freddie Mac Pool #QE5983 3.50% 7/1/2052[8]		2,000	1,819
Freddie Mac Pool #QE7680 4.50% 7/1/2052[8]		2,533	2,441
Freddie Mac Pool #RA7747 2.50% 8/1/2052[8]		2,681	2,273
Freddie Mac Pool #QE8026 2.50% 8/1/2052[8]		1,675	1,421
Freddie Mac Pool #SD8234 2.50% 8/1/2052[8]		32	27
Freddie Mac Pool #RA7749 3.50% 8/1/2052[8]		13,390	12,181
Freddie Mac Pool #QE9057 4.00% 8/1/2052[8]		1,231	1,156
Freddie Mac Pool #QE7157 4.00% 8/1/2052[8]		224	210
Freddie Mac Pool #SD1576 5.00% 8/1/2052[8]		3,206	3,165
Freddie Mac Pool #SD8262 2.50% 9/1/2052[8]		9,650	8,185
Freddie Mac Pool #QF0923 2.50% 9/1/2052[8]		597	506
Freddie Mac Pool #SD8242 3.00% 9/1/2052[8]		17,971	15,797
Freddie Mac Pool #SD8243 3.50% 9/1/2052[8]		4,039	3,675
Freddie Mac Pool #SD8244 4.00% 9/1/2052[8]		4,000	3,756
Freddie Mac Pool #QE9625 4.00% 9/1/2052[8]		1,586	1,489
Freddie Mac Pool #QF0152 4.50% 9/1/2052[8]		1,531	1,475
Freddie Mac Pool #SD8246 5.00% 9/1/2052[8]		79,771	78,743
Freddie Mac Pool #RA7938 5.00% 9/1/2052[8]		1,321	1,304
Freddie Mac Pool #QF1751 2.50% 10/1/2052[8]		946	803
Freddie Mac Pool #SD8271 2.50% 10/1/2052[8]		579	491
Freddie Mac Pool #QF1464 4.00% 10/1/2052[8]		1,521	1,429
Freddie Mac Pool #QF1489 4.00% 10/1/2052[8]		1,281	1,203

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8256 4.00% 10/1/2052[8]	USD	1,000	$939
Freddie Mac Pool #QF1925 4.00% 10/1/2052[8]		1,000	939
Freddie Mac Pool #SD8257 4.50% 10/1/2052[8]		53,823	51,858
Freddie Mac Pool #QF3304 5.00% 10/1/2052[8]		3,694	3,646
Freddie Mac Pool #SD8291 2.50% 11/1/2052[8]		855	725
Freddie Mac Pool #SD8283 2.50% 11/1/2052[8]		634	538
Freddie Mac Pool #SD8273 3.50% 11/1/2052[8]		4,000	3,639
Freddie Mac Pool #SD8264 3.50% 11/1/2052[8]		4,000	3,639
Freddie Mac Pool #QF3364 4.00% 11/1/2052[8]		2,477	2,326
Freddie Mac Pool #SD8265 4.00% 11/1/2052[8]		251	235
Freddie Mac Pool #SD8266 4.50% 11/1/2052[8]		4	3
Freddie Mac Pool #SD8275 4.50% 12/1/2052[8]		1,295	1,248
Freddie Mac Pool #SD8276 5.00% 12/1/2052[8]		6,999	6,909
Freddie Mac Pool #SD8281 6.50% 12/1/2052[8]		14,617	14,994
Freddie Mac Pool #SD8284 3.00% 1/1/2053[8]		11,360	9,985
Freddie Mac Pool #SD8285 3.50% 1/1/2053[8]		5,499	5,003
Freddie Mac Pool #SD8286 4.00% 1/1/2053[8]		336	315
Freddie Mac Pool #SD8288 5.00% 1/1/2053[8]		3,778	3,729
Freddie Mac Pool #SD8282 6.50% 1/1/2053[8]		706	724
Freddie Mac, Series T041, Class 3A, 4.402% 7/25/2032[8,9]		187	179
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 8/25/2025[8,9]		9,778	9,538
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2/25/2026[8]		7,370	7,077
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 4/25/2028[8]		3,237	3,158
Freddie Mac, Series K143, Class A2, Multi Family, 2.35% 6/25/2032[8]		19,961	16,758
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[8,9]		2,646	2,476
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[8,9]		1,149	1,082
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[8]		5,121	4,758
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[8,9]		5,074	4,744
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[8,9]		911	831
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[8]		755	684
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[8]		1,823	1,730
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[8]		1,942	1,757
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[8]		9,501	8,965
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[8]		5,448	5,052
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[8]		2,154	2,056
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029[8]		4,272	4,072
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029[8]		2,455	2,255
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[8]		2,682	2,465
Government National Mortgage Assn. 2.00% 1/1/2053[8,10]		68,784	57,662
Government National Mortgage Assn. 2.50% 1/1/2053[8,10]		5,866	5,085
Government National Mortgage Assn. 3.00% 1/1/2053[8,10]		83,663	74,514
Government National Mortgage Assn. 3.50% 1/1/2053[8,10]		16,502	15,165
Government National Mortgage Assn. 4.00% 1/1/2053[8,10]		3,200	3,029
Government National Mortgage Assn. 4.50% 1/1/2053[8,10]		33,456	32,460
Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048[8]		437	417
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[8]		342	332
Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050[8]		204	200

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051[8]	USD	1,762	$1,734
Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051[8]		490	482
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[8]		1,260	1,193
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[8]		10,566	10,009
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[8]		1,000	947
Uniform Mortgage-Backed Security 1.50% 1/1/2038[8,10]		25,420	22,012
Uniform Mortgage-Backed Security 2.50% 1/1/2038[8,10]		638	584
Uniform Mortgage-Backed Security 2.00% 1/1/2053[8,10]		108,193	88,062
Uniform Mortgage-Backed Security 4.00% 1/1/2053[8,10]		7,100	6,660
Uniform Mortgage-Backed Security 4.50% 1/1/2053[8,10]		9,560	9,203
Uniform Mortgage-Backed Security 5.00% 1/1/2053[8,10]		4,884	4,813
Uniform Mortgage-Backed Security 5.50% 1/1/2053[8,10]		60,890	61,059
Uniform Mortgage-Backed Security 6.00% 1/1/2053[8,10]		12,770	12,962
Uniform Mortgage-Backed Security 4.00% 2/1/2053[8,10]		15,948	14,963
Uniform Mortgage-Backed Security 5.00% 2/1/2053[8,10]		35,408	34,891
Uniform Mortgage-Backed Security 5.50% 2/1/2053[8,10]		16,800	16,838
Uniform Mortgage-Backed Security 6.00% 2/1/2053[8,10]		36,230	36,745
			1,739,465

Commercial mortgage-backed securities 0.44%
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[8]		2,909	2,435
Bank Commercial Mortgage Trust, Series 2022-BNK40, Class A4, 3.394% 3/15/2064[8,9]		2,550	2,246
Barclays Commercial Mortgage Securities, LLC, Series 2017-DELC, Class A, 5.293% 8/15/2036[6,8,9]		2,000	1,966
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051[8]		1,000	927
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[8]		2,960	2,466
BX Trust, Series 2021-SDMF, Class A, (1-month USD-LIBOR + 0.589%) 4.907% 9/15/2034[6,8,9]		5,954	5,711
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[6,8,9]		4,505	4,346
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[6,8,9]		7,968	7,593
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 5.615% 10/15/2036[6,8,9]		5,968	5,613
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[6,8,9]		7,481	7,216
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 5.188% 6/15/2038[6,8,9]		1,351	1,290
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 5.418% 6/15/2038[6,8,9]		1,220	1,156
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 5.168% 11/15/2038[6,8,9]		5,254	5,063
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 4/10/2048[8]		470	459
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[8]		4,735	4,540
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/2048[8]		780	758
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[6,8,9]		1,537	1,495
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 5.698% 7/15/2038[6,8,9]		1,403	1,351
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.018% 7/15/2038[6,8,9]		1,465	1,410
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[6,8]		3,795	2,918
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[8]		2,489	2,059
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[6,8]		1,964	1,682
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[6,8]		868	708
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[6,8,9]		523	407

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[6,8]	USD	1,431	$1,171
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[6,8,9]		1,236	1,184
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 5.718% 10/15/2038[6,8,9]		1,904	1,803
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[6,8]		13,772	11,780
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 5.119% 4/15/2026[6,8,9]		3,950	3,837
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 12/15/2047[8]		556	541
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 4/15/2048[8]		467	454
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[6,8]		2,194	1,756
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[6,8,9]		4,808	4,631
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 5.336% 1/15/2039[6,8,9]		10,709	10,352
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 7.125% 11/15/2027[6,8,9]		6,379	6,373
			109,697

Collateralized mortgage-backed obligations (privately originated) 0.12%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[6,8,9]		1,101	870
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 5.989% 7/25/2029[6,8,9]		496	496
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/2068[6,8,9]		1,181	1,140
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 4.678% 10/25/2041[6,8,9]		192	190
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[6,8]		4,096	3,664
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[6,8,9]		2,081	1,788
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[8]		148	141
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[6,8]		2,051	2,196
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[6,8]		6,250	6,425
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (1-month USD-LIBOR + 3.30%) 7.689% 10/25/2027[8,9]		235	237
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[6,8,9]		996	998
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[6,8]		4,304	3,724
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 6.25% 11/25/2059[6,8,9]		1,042	1,042
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034[8]		314	300
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[6,8,9]		4,040	3,909
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[6,8,9]		2,784	2,248
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 10/25/2063[6,8,9]		355	328
			29,696

Total mortgage-backed obligations			1,878,858

U.S. Treasury bonds & notes 6.52%
U.S. Treasury 4.53%
U.S. Treasury 0.125% 2/28/2023		44,825	44,537
U.S. Treasury 2.50% 5/15/2024		700	679
U.S. Treasury 2.50% 5/31/2024		100,000	97,016
U.S. Treasury 3.25% 8/31/2024		22,613	22,143
U.S. Treasury 1.50% 9/30/2024		907	862
U.S. Treasury 4.50% 11/30/2024		760	760

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.00% 12/15/2024	USD	10,725	$10,038
U.S. Treasury 3.00% 7/15/2025		3,165	3,066
U.S. Treasury 4.00% 12/15/2025		32,029	31,829
U.S. Treasury 0.375% 1/31/2026		45,000	40,052
U.S. Treasury 0.50% 2/28/2026		42,515	37,903
U.S. Treasury 1.625% 5/15/2026		1,500	1,381
U.S. Treasury 1.50% 8/15/2026		500	456
U.S. Treasury 0.75% 8/31/2026		52	46
U.S. Treasury 0.875% 9/30/2026		565	502
U.S. Treasury 1.125% 10/31/2026		471	421
U.S. Treasury 1.125% 2/28/2027		762	678
U.S. Treasury 2.375% 5/15/2027		880	820
U.S. Treasury 2.625% 5/31/2027		96,250	90,738
U.S. Treasury 0.50% 6/30/2027		36,300	31,057
U.S. Treasury 4.125% 9/30/2027		90,000	90,345
U.S. Treasury 3.875% 11/30/2027		39,923	39,707
U.S. Treasury 0.625% 12/31/2027		7,109	6,025
U.S. Treasury 2.875% 5/15/2028		5,217	4,926
U.S. Treasury 1.25% 9/30/2028		3,142	2,699
U.S. Treasury 1.50% 11/30/2028		50,000	43,417
U.S. Treasury 1.375% 12/31/2028		10,900	9,398
U.S. Treasury 2.875% 4/30/2029		50,000	46,843
U.S. Treasury 3.875% 11/30/2029		1,662	1,651
U.S. Treasury 1.50% 2/15/2030		36,651	31,236
U.S. Treasury 0.625% 5/15/2030		20,225	16,012
U.S. Treasury 2.875% 5/15/2032		50,000	46,102
U.S. Treasury 4.125% 11/15/2032		96,356	98,276
U.S. Treasury 1.125% 5/15/2040		62,775	39,393
U.S. Treasury 1.375% 11/15/2040		52,695	34,328
U.S. Treasury 1.75% 8/15/2041		47,854	32,834
U.S. Treasury 2.00% 11/15/2041		1,181	846
U.S. Treasury 4.00% 11/15/2042		21,751	21,312
U.S. Treasury 2.50% 2/15/2046		3,755	2,822
U.S. Treasury 3.00% 5/15/2047		9,355	7,690
U.S. Treasury 3.00% 2/15/2048		336	277
U.S. Treasury 2.00% 2/15/2050		13,825	9,184
U.S. Treasury 1.375% 8/15/2050		12,500	6,993
U.S. Treasury 2.375% 5/15/2051		4,757	3,430
U.S. Treasury 2.00% 8/15/2051		1,356	893
U.S. Treasury 2.25% 2/15/2052[11]		72,025	50,351
U.S. Treasury 3.00% 8/15/2052[11]		73,627	61,049
			1,123,023

U.S. Treasury inflation-protected securities 1.99%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[12]		22,067	21,475
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[12]		76,769	74,363
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[12]		98,718	95,142
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[12]		25,161	24,151
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[12]		4,649	4,467
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[12]		3,905	3,711
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[12]		43,574	40,962
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[12]		15,266	14,319
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[12]		50,295	50,231
U.S. Treasury Inflation-Protected Security 0.75% 7/15/2028[12]		20,774	19,790
U.S. Treasury Inflation-Protected Security 0.875% 1/15/2029[12]		23,419	22,309

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[12]	USD	27,071	$24,019
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[12]		60,545	52,974
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[12]		55,158	46,174
			494,087

Total U.S. Treasury bonds & notes			1,617,110

Corporate bonds, notes & loans 5.63%
Financials 1.27%
ACE INA Holdings, Inc. 3.35% 5/3/2026		880	843
ACE INA Holdings, Inc. 4.35% 11/3/2045		400	348
Advisor Group Holdings, LLC 6.25% 3/1/2028[6]		4,470	4,115
AerCap Ireland Capital DAC 2.45% 10/29/2026		5,457	4,779
AerCap Ireland Capital DAC 3.00% 10/29/2028		4,501	3,779
AerCap Ireland Capital DAC 3.30% 1/30/2032		2,838	2,226
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,970	1,400
AG Merger Sub II, Inc. 10.75% 8/1/2027[6]		2,420	2,453
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[6]		1,072	1,083
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[6,13]		7,750	7,899
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[6]		2,100	1,884
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[6]		2,295	1,890
Ally Financial, Inc. 8.00% 11/1/2031		3,000	3,127
American International Group, Inc. 2.50% 6/30/2025		10,533	9,926
AmWINS Group, Inc. 4.875% 6/30/2029[6]		1,348	1,145
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[6]		1,250	1,034
Banco Santander, SA 5.147% 8/18/2025		2,400	2,376
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[13]		2,428	2,034
Bank of America Corp. 3.55% 3/5/2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[13]		6,000	5,978
Bank of America Corp. 1.197% 10/24/2026 (USD-SOFR + 1.01% on 10/24/2025)[13]		2,500	2,225
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[13]		1,565	1,373
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[13]		2,345	2,127
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[13]		1,000	766
Bank of Nova Scotia 1.625% 5/1/2023		5,000	4,948
Berkshire Hathaway, Inc. 2.75% 3/15/2023		1,615	1,608
Berkshire Hathaway, Inc. 3.125% 3/15/2026		500	480
Blackstone Private Credit Fund 7.05% 9/29/2025[6]		2,510	2,493
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[6,13]		2,400	1,961
Castlelake Aviation Finance DAC 5.00% 4/15/2027[6]		3,370	2,937
Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[13]		8,000	8,043
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[13]		3,254	2,743
CME Group, Inc. 3.75% 6/15/2028		3,425	3,297
Coinbase Global, Inc. 3.375% 10/1/2028[6]		2,625	1,391
Coinbase Global, Inc. 3.625% 10/1/2031[6]		2,875	1,388
Compass Diversified Holdings 5.25% 4/15/2029[6]		820	703
Compass Diversified Holdings 5.00% 1/15/2032[6]		715	569
Corebridge Financial, Inc. 3.50% 4/4/2025[6]		642	616
Corebridge Financial, Inc. 3.65% 4/5/2027[6]		914	853
Corebridge Financial, Inc. 3.85% 4/5/2029[6]		621	567
Corebridge Financial, Inc. 3.90% 4/5/2032[6]		351	307
Corebridge Financial, Inc. 4.35% 4/5/2042[6]		203	167
Corebridge Financial, Inc. 4.40% 4/5/2052[6]		489	390
Crédit Agricole SA 4.375% 3/17/2025[6]		850	822
Credit Suisse Group AG 3.80% 6/9/2023		1,875	1,826
Credit Suisse Group AG 4.207% 6/12/2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[6,13]		4,500	4,388
Credit Suisse Group AG 3.625% 9/9/2024		1,500	1,400
Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[6,13]		1,568	1,387
Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[6,13]		1,250	1,069

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Credit Suisse Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[6,13]	USD	800	$642
Danske Bank AS 3.773% 3/28/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[6,13]		6,000	5,817
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[13]		2,212	1,954
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[13]		2,788	2,367
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[13]		5,000	4,257
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[3,9,14]		709	616
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[3,14]		945	758
DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[6,13]		7,750	7,758
FS Energy and Power Fund 7.50% 8/15/2023[6]		1,995	2,001
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[13]		2,198	1,925
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[13]		4,000	3,567
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[13]		390	357
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[13]		2,323	1,858
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[13]		2,000	1,448
Groupe BPCE SA 2.75% 1/11/2023[6]		600	600
Groupe BPCE SA 5.70% 10/22/2023[6]		2,250	2,234
Groupe BPCE SA 5.15% 7/21/2024[6]		3,710	3,634
Groupe BPCE SA 1.00% 1/20/2026[6]		3,000	2,633
Hightower Holding, LLC 6.75% 4/15/2029[6]		870	731
HSBC Holdings PLC 4.25% 3/14/2024		3,000	2,948
HSBC Holdings PLC 2.633% 11/7/2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[13]		625	587
HSBC Holdings PLC 2.099% 6/4/2026 (USD-SOFR + 1.929% on 6/4/2025)[13]		3,000	2,733
HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[13]		1,500	1,316
Intercontinental Exchange, Inc. 2.65% 9/15/2040		7,425	5,166
Intesa Sanpaolo SpA 3.375% 1/12/2023[6]		750	750
Intesa Sanpaolo SpA 5.017% 6/26/2024[6]		1,730	1,664
Intesa Sanpaolo SpA 3.25% 9/23/2024[6]		750	712
Intesa Sanpaolo SpA 3.875% 7/14/2027[6]		300	268
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[6,13]		4,600	4,680
JPMorgan Chase & Co. 3.559% 4/23/2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[13]		4,725	4,694
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[13]		6,000	5,831
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[13]		4,000	3,826
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[13]		3,740	3,652
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[13]		299	278
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[13]		3,982	3,803
Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[13]		1,222	1,077
Lloyds Banking Group PLC 4.05% 8/16/2023		2,000	1,987
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[13]		800	693
LPL Holdings, Inc. 4.625% 11/15/2027[6]		2,700	2,527
LPL Holdings, Inc. 4.375% 5/15/2031[6]		1,805	1,537
Marsh & McLennan Companies, Inc. 3.875% 3/15/2024		820	809
Marsh & McLennan Companies, Inc. 4.375% 3/15/2029		1,705	1,651
Marsh & McLennan Companies, Inc. 4.90% 3/15/2049		719	665
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		920	594
MGIC Investment Corp. 5.25% 8/15/2028		1,175	1,085
Morgan Stanley 3.737% 4/24/2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[13]		300	298
Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[13]		2,450	2,410

American Funds Insurance Series	141

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Morgan Stanley 3.125% 7/27/2026	USD	325	$304
MSCI, Inc. 3.625% 11/1/2031[6]		2,225	1,843
National Australia Bank, Ltd. 1.887% 1/12/2027[6]		5,000	4,450
Navient Corp. 5.50% 1/25/2023		1,594	1,594
Navient Corp. 6.125% 3/25/2024		8,030	7,879
Navient Corp. 5.875% 10/25/2024		1,005	974
Navient Corp. 6.75% 6/15/2026		300	285
Navient Corp. 5.50% 3/15/2029		5,980	4,888
New York Life Global Funding 2.35% 7/14/2026[6]		590	544
Northwestern Mutual Global Funding 1.75% 1/11/2027[6]		2,500	2,211
OneMain Finance Corp. 3.875% 9/15/2028		756	602
Owl Rock Capital Corp. 4.00% 3/30/2025		102	96
Owl Rock Capital Corp. 3.75% 7/22/2025		2,874	2,658
Owl Rock Capital Corp. 3.40% 7/15/2026		1,290	1,128
Owl Rock Capital Corp. II 4.625% 11/26/2024[6]		2,305	2,194
Owl Rock Capital Corp. III 3.125% 4/13/2027		2,520	2,078
Owl Rock Core Income Corp. 4.70% 2/8/2027		2,500	2,258
Oxford Finance, LLC 6.375% 2/1/2027[6]		1,125	1,049
PNC Financial Services Group, Inc. 3.90% 4/29/2024		2,000	1,977
Power Financial Corp., Ltd. 5.25% 8/10/2028		383	373
Power Financial Corp., Ltd. 6.15% 12/6/2028		350	356
Power Financial Corp., Ltd. 4.50% 6/18/2029		554	513
Power Financial Corp., Ltd. 3.95% 4/23/2030		1,213	1,067
Prudential Financial, Inc. 4.35% 2/25/2050		2,205	1,879
Prudential Financial, Inc. 3.70% 3/13/2051		755	580
Quicken Loans, LLC 3.625% 3/1/2029[6]		1,505	1,195
Rabobank Nederland 4.375% 8/4/2025		4,500	4,397
Rocket Mortgage, LLC 2.875% 10/15/2026[6]		2,110	1,812
Royal Bank of Canada 1.15% 6/10/2025		4,711	4,316
Ryan Specialty Group, LLC 4.375% 2/1/2030[6]		270	234
Springleaf Finance Corp. 6.125% 3/15/2024		2,550	2,472
Starwood Property Trust, Inc. 5.50% 11/1/2023[6]		1,160	1,152
Starwood Property Trust, Inc. 4.375% 1/15/2027[6]		1,540	1,350
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[6,13]		2,800	2,591
Toronto-Dominion Bank 2.65% 6/12/2024		625	605
Toronto-Dominion Bank 0.75% 9/11/2025		5,375	4,803
Toronto-Dominion Bank 1.25% 9/10/2026		2,425	2,124
Toronto-Dominion Bank 1.95% 1/12/2027		2,500	2,231
Toronto-Dominion Bank 2.45% 1/12/2032		1,500	1,219
Travelers Companies, Inc. 4.00% 5/30/2047		860	699
U.S. Bancorp 2.375% 7/22/2026		4,000	3,696
UBS Group AG 4.125% 9/24/2025[6]		2,750	2,677
UniCredit SpA 4.625% 4/12/2027[6]		625	586
Wells Fargo & Company 2.164% 2/11/2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[13]		8,000	7,464
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[13]		4,337	4,024
Westpac Banking Corp. 2.75% 1/11/2023		1,750	1,749
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[13]		3,000	2,753
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[13]		3,325	2,478
Westpac Banking Corp. 2.963% 11/16/2040		1,500	996
			315,964

Energy 0.62%
Altera Infrastructure, LP 8.50% 7/15/2023[3,6,15]		3,550	663
Antero Midstream Partners, LP 5.375% 6/15/2029[6]		2,170	1,987
Antero Resources Corp. 7.625% 2/1/2029[6]		955	962
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[6]		2,000	1,943

142	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[6]	USD	1,270	$1,134
Bonanza Creek Energy, Inc. 5.00% 10/15/2026[6]		480	439
BP Capital Markets America, Inc. 2.772% 11/10/2050		681	438
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		961	895
Canadian Natural Resources, Ltd. 4.95% 6/1/2047		1,559	1,360
Cheniere Energy, Inc. 4.625% 10/15/2028		4,645	4,207
Chesapeake Energy Corp. 4.875% 4/15/2022[15]		7,225	163
Chesapeake Energy Corp. 5.50% 2/1/2026[6]		685	662
Chesapeake Energy Corp. 5.875% 2/1/2029[6]		2,240	2,126
CNX Midstream Partners, LP 4.75% 4/15/2030[6]		1,055	867
CNX Resources Corp. 7.25% 3/14/2027[6]		1,725	1,715
CNX Resources Corp. 6.00% 1/15/2029[6]		2,675	2,465
CNX Resources Corp. 7.375% 1/15/2031[6]		553	531
Comstock Resources, Inc. 5.875% 1/15/2030[6]		450	387
Constellation Oil Services Holding SA 13.50% 6/30/2025[3,6]		1,120	1,120
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[16]		434	257
Crestwood Midstream Partners, LP 8.00% 4/1/2029[6]		4,265	4,250
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6,9,16]		204	194
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[16]		185	176
DT Midstream, Inc. 4.375% 6/15/2031[6]		1,680	1,412
Enbridge Energy Partners, LP, Series B, 7.50% 4/15/2038		300	331
Enbridge, Inc. 4.00% 10/1/2023		278	276
Enbridge, Inc. 2.50% 1/15/2025		300	284
Enbridge, Inc. 3.70% 7/15/2027		62	58
Energy Transfer Operating, LP 5.00% 5/15/2050		1,869	1,502
Energy Transfer Partners, LP 4.50% 4/15/2024		1,210	1,193
Energy Transfer Partners, LP 4.75% 1/15/2026		2,494	2,432
Enterprise Products Operating, LLC 4.90% 5/15/2046		500	437
EQM Midstream Partners, LP 4.125% 12/1/2026		686	612
EQM Midstream Partners, LP 6.50% 7/1/2027[6]		1,690	1,618
EQM Midstream Partners, LP 5.50% 7/15/2028		3,088	2,767
EQM Midstream Partners, LP 7.50% 6/1/2030[6]		642	619
EQM Midstream Partners, LP 4.75% 1/15/2031[6]		1,635	1,340
EQT Corp. 5.00% 1/15/2029		340	320
EQT Corp. 7.25% 2/1/2030[13]		1,110	1,153
EQT Corp. 3.625% 5/15/2031[6]		400	340
Equinor ASA 3.00% 4/6/2027		4,000	3,739
Equinor ASA 3.625% 9/10/2028		3,685	3,494
Exxon Mobil Corp. 2.019% 8/16/2024		643	615
Exxon Mobil Corp. 2.44% 8/16/2029		1,963	1,719
Exxon Mobil Corp. 3.452% 4/15/2051		1,000	758
Genesis Energy, LP 6.50% 10/1/2025		4,280	4,097
Genesis Energy, LP 6.25% 5/15/2026		1,805	1,654
Genesis Energy, LP 8.00% 1/15/2027		4,612	4,362
Genesis Energy, LP 7.75% 2/1/2028		470	433
Halliburton Company 3.80% 11/15/2025		6	6
Harvest Midstream I, LP 7.50% 9/1/2028[6]		850	813
Hess Midstream Operations, LP 4.25% 2/15/2030[6]		960	822
Hess Midstream Operations, LP 5.50% 10/15/2030[6]		400	366
Hess Midstream Partners, LP 5.125% 6/15/2028[6]		2,155	1,997
Hilcorp Energy I, LP 6.00% 4/15/2030[6]		350	312
Hilcorp Energy I, LP 6.00% 2/1/2031[6]		460	398
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/2027[6]		545	536
Kinder Morgan, Inc. 5.45% 8/1/2052		1,238	1,118
Marathon Oil Corp. 4.40% 7/15/2027		1,005	961
MPLX, LP 4.125% 3/1/2027		500	473
MPLX, LP 2.65% 8/15/2030		4,273	3,472
MPLX, LP 4.50% 4/15/2038		750	635
MPLX, LP 4.70% 4/15/2048		1,101	874
New Fortress Energy, Inc. 6.75% 9/15/2025[6]		1,065	1,010
New Fortress Energy, Inc. 6.50% 9/30/2026[6]		2,435	2,266

American Funds Insurance Series	143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
NGL Energy Operating, LLC 7.50% 2/1/2026[6]	USD	14,165	$12,637
NGL Energy Partners, LP 6.125% 3/1/2025		3,422	2,794
Oasis Petroleum, Inc. 6.375% 6/1/2026[6]		1,945	1,897
ONEOK, Inc. 5.85% 1/15/2026		347	352
Parkland Corp. 4.625% 5/1/2030[6]		1,035	858
Petróleos Mexicanos 6.875% 10/16/2025		3,755	3,682
Petróleos Mexicanos 5.35% 2/12/2028		1,870	1,578
Petróleos Mexicanos 6.75% 9/21/2047		1,996	1,278
Pioneer Natural Resources Company 2.15% 1/15/2031		1,669	1,323
Plains All American Pipeline, LP 3.80% 9/15/2030		113	98
Range Resources Corp. 8.25% 1/15/2029		1,040	1,073
Range Resources Corp. 4.75% 2/15/2030[6]		1,670	1,474
Rockies Express Pipeline, LLC 4.95% 7/15/2029[6]		2,689	2,421
Southwestern Energy Co. 7.75% 10/1/2027		2,450	2,501
Southwestern Energy Co. 8.375% 9/15/2028		395	408
Southwestern Energy Co. 5.375% 2/1/2029		1,355	1,258
Southwestern Energy Co. 5.375% 3/15/2030		1,945	1,778
Southwestern Energy Co. 4.75% 2/1/2032		960	822
Statoil ASA 3.25% 11/10/2024		2,850	2,780
Statoil ASA 4.25% 11/23/2041		2,000	1,769
Sunoco, LP 4.50% 5/15/2029		1,050	920
Sunoco, LP 4.50% 4/30/2030		1,255	1,091
Targa Resources Partners, LP 5.50% 3/1/2030		2,260	2,130
Total SE 2.986% 6/29/2041		88	66
TransCanada PipeLines, Ltd. 4.25% 5/15/2028		1,090	1,034
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		598	549
TransCanada PipeLines, Ltd. 4.75% 5/15/2038		2,000	1,790
TransCanada PipeLines, Ltd. 4.875% 5/15/2048		700	615
Valero Energy Corp. 4.00% 4/1/2029		4,000	3,773
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[6]		840	717
Weatherford International, Ltd. 11.00% 12/1/2024[6]		497	509
Weatherford International, Ltd. 6.50% 9/15/2028[6]		2,380	2,337
Weatherford International, Ltd. 8.625% 4/30/2030[6]		7,690	7,398
Western Gas Partners, LP 4.50% 3/1/2028		3,018	2,785
Western Midstream Operating, LP 4.30% 2/1/2030[13]		1,125	985
Williams Companies, Inc. 3.50% 11/15/2030		1,094	959
			153,004

Health care 0.60%
AbbVie, Inc. 3.80% 3/15/2025		206	201
AbbVie, Inc. 2.95% 11/21/2026		1,445	1,346
AdaptHealth, LLC 5.125% 3/1/2030[6]		830	708
AmerisourceBergen Corp. 0.737% 3/15/2023		1,291	1,280
Amgen, Inc. 4.40% 2/22/2062		1,697	1,352
Anthem, Inc. 2.375% 1/15/2025		818	777
AstraZeneca Finance, LLC 1.20% 5/28/2026		3,786	3,375
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,871	1,609
AstraZeneca Finance, LLC 2.25% 5/28/2031		742	619
AstraZeneca PLC 3.375% 11/16/2025		1,140	1,101
Bausch Health Companies, Inc. 5.00% 1/30/2028[6]		1,735	836
Bausch Health Companies, Inc. 4.875% 6/1/2028[6]		7,450	4,753
Bausch Health Companies, Inc. 5.00% 2/15/2029[6]		1,000	481
Baxter International, Inc. 1.322% 11/29/2024		7,109	6,623
Baxter International, Inc. 1.915% 2/1/2027		4,739	4,208
Baxter International, Inc. 2.272% 12/1/2028		3,180	2,718
Bayer US Finance II, LLC 3.875% 12/15/2023[6]		1,685	1,661
Becton, Dickinson and Company 3.363% 6/6/2024		198	194
Boston Scientific Corp. 3.45% 3/1/2024		313	307
Centene Corp. 4.25% 12/15/2027		565	531
Centene Corp. 2.45% 7/15/2028		1,325	1,121

144	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Centene Corp. 4.625% 12/15/2029	USD	1,265	$1,159
Cigna Corp. 3.75% 7/15/2023		245	243
Community Health Systems, Inc. 5.625% 3/15/2027[6]		1,960	1,684
Community Health Systems, Inc. 5.25% 5/15/2030[6]		3,675	2,778
Eli Lilly and Company 3.375% 3/15/2029		1,353	1,269
GlaxoSmithKline PLC 3.625% 5/15/2025		2,825	2,761
HCA, Inc. 3.375% 3/15/2029[6]		804	708
HCA, Inc. 3.50% 9/1/2030		4,050	3,503
HCA, Inc. 3.625% 3/15/2032[6]		1,000	849
HCA, Inc. 4.375% 3/15/2042[6]		1,500	1,201
HCA, Inc. 4.625% 3/15/2052[6]		1,450	1,135
Jazz Securities DAC 4.375% 1/15/2029[6]		1,975	1,764
Merck & Co., Inc. 1.90% 12/10/2028		600	516
Merck & Co., Inc. 2.75% 12/10/2051		1,103	742
Molina Healthcare, Inc. 4.375% 6/15/2028[6]		440	402
Molina Healthcare, Inc. 3.875% 11/15/2030[6]		2,899	2,461
Molina Healthcare, Inc. 3.875% 5/15/2032[6]		3,855	3,207
Novant Health, Inc. 3.168% 11/1/2051		3,750	2,608
Novartis Capital Corp. 1.75% 2/14/2025		1,250	1,179
Novartis Capital Corp. 2.00% 2/14/2027		2,386	2,174
Owens & Minor, Inc. 4.375% 12/15/2024		5,615	5,436
Owens & Minor, Inc. 4.50% 3/31/2029[6]		4,175	3,334
Par Pharmaceutical, Inc. 7.50% 4/1/2027[6]		7,303	5,566
Pfizer, Inc. 2.95% 3/15/2024		219	214
Shire PLC 2.875% 9/23/2023		1,365	1,342
Summa Health 3.511% 11/15/2051		1,655	1,123
Tenet Healthcare Corp. 4.875% 1/1/2026[6]		11,225	10,638
Tenet Healthcare Corp. 4.25% 6/1/2029[6]		2,060	1,788
Tenet Healthcare Corp. 4.375% 1/15/2030[6]		1,925	1,670
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		7,016	6,891
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		935	931
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		17,790	15,594
Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029		7,495	6,684
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		3,550	2,178
UnitedHealth Group, Inc. 1.15% 5/15/2026		2,610	2,334
UnitedHealth Group, Inc. 5.30% 2/15/2030		2,500	2,582
UnitedHealth Group, Inc. 2.00% 5/15/2030		974	806
UnitedHealth Group, Inc. 4.20% 5/15/2032		767	730
UnitedHealth Group, Inc. 3.05% 5/15/2041		3,875	2,928
UnitedHealth Group, Inc. 3.25% 5/15/2051		2,504	1,804
UnitedHealth Group, Inc. 4.75% 5/15/2052		1,250	1,161
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[6]		6,275	5,344
			149,222

Consumer discretionary 0.59%
Allied Universal Holdco, LLC 4.625% 6/1/2028[6]		1,660	1,374
Amazon.com, Inc. 2.70% 6/3/2060		2,765	1,679
American Honda Finance Corp. 3.50% 2/15/2028		750	702
Asbury Automotive Group, Inc. 4.625% 11/15/2029[6]		2,115	1,785
Atlas LuxCo 4 SARL 4.625% 6/1/2028[6]		1,065	865
Bayerische Motoren Werke AG 2.25% 9/15/2023[6]		300	294
Caesars Entertainment, Inc. 6.25% 7/1/2025[6]		2,815	2,741
Carnival Corp. 4.00% 8/1/2028[6]		3,875	3,167
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[6]		2,000	1,920
Daimler Trucks Finance North America, LLC 2.00% 12/14/2026[6]		2,400	2,118
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]		450	421
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[6]		1,350	1,137
Fertitta Entertainment, Inc. 4.625% 1/15/2029[6]		3,580	3,034
Fertitta Entertainment, Inc. 6.75% 1/15/2030[6]		1,790	1,447
First Student Bidco, Inc. 4.00% 7/31/2029[6]		1,300	1,077

American Funds Insurance Series	145

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Ford Motor Credit Company, LLC 5.125% 6/16/2025	USD	3,855	$3,714
Ford Motor Credit Company, LLC 4.542% 8/1/2026		2,455	2,266
Ford Motor Credit Company, LLC 2.70% 8/10/2026		2,110	1,835
General Motors Financial Co. 2.35% 2/26/2027		783	685
Hanesbrands, Inc. 4.875% 5/15/2026[6]		2,700	2,417
Hilton Grand Vacations Borrower 5.00% 6/1/2029[6]		3,580	3,083
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[6]		1,885	1,581
Home Depot, Inc. 1.50% 9/15/2028		3,000	2,556
Home Depot, Inc. 3.90% 12/6/2028		825	796
Home Depot, Inc. 2.95% 6/15/2029		4,000	3,627
Home Depot, Inc. 1.875% 9/15/2031		3,000	2,405
Home Depot, Inc. 4.25% 4/1/2046		2,000	1,742
Home Depot, Inc. 4.50% 12/6/2048		428	391
Hyundai Capital America 1.00% 9/17/2024[6]		3,025	2,797
Hyundai Capital America 1.50% 6/15/2026[6]		850	737
Hyundai Capital America 1.65% 9/17/2026[6]		3,075	2,707
Hyundai Capital America 2.375% 10/15/2027[6]		2,579	2,210
Hyundai Capital America 2.10% 9/15/2028[6]		3,075	2,529
International Game Technology PLC 6.50% 2/15/2025[6]		1,880	1,895
International Game Technology PLC 5.25% 1/15/2029[6]		6,490	6,059
KB Home 7.25% 7/15/2030		1,295	1,260
Kontoor Brands, Inc. 4.125% 11/15/2029[6]		910	745
Lindblad Expeditions, LLC 6.75% 2/15/2027[6]		775	704
Lithia Motors, Inc. 3.875% 6/1/2029[6]		2,900	2,388
Lithia Motors, Inc. 4.375% 1/15/2031[6]		1,025	836
Marriott International, Inc. 2.75% 10/15/2033		2,500	1,914
McDonald’s Corp. 4.60% 9/9/2032		1,275	1,251
Melco International Development, Ltd. 5.75% 7/21/2028[6]		1,710	1,433
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[6]		1,500	1,510
Mercedes-Benz Finance North America, LLC 5.25% 11/29/2027[6]		2,875	2,895
NCL Corp., Ltd. 5.875% 2/15/2027[6]		2,450	2,125
NCL Corp., Ltd. 7.75% 2/15/2029[6]		1,375	1,037
Neiman Marcus Group, LLC 7.125% 4/1/2026[6]		1,345	1,263
Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/2025[6,9]		780	213
Party City Holdings, Inc. 8.75% 2/15/2026[6]		3,440	998
Penske Automotive Group, Inc. 3.75% 6/15/2029		1,375	1,118
Premier Entertainment Sub, LLC 5.625% 9/1/2029[6]		1,690	1,248
Premier Entertainment Sub, LLC 5.875% 9/1/2031[6]		1,690	1,198
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[6]		715	491
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[6]		2,423	2,604
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[6]		3,120	2,526
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[6]		3,520	2,855
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[6]		1,408	1,417
Sally Holdings, LLC 5.625% 12/1/2025		2,705	2,610
Sands China, Ltd. 5.625% 8/8/2025		1,302	1,247
Sands China, Ltd. 2.80% 3/8/2027[13]		2,075	1,780
Scientific Games Corp. 7.00% 5/15/2028[6]		750	717
Scientific Games Corp. 7.25% 11/15/2029[6]		2,240	2,154
Sonic Automotive, Inc. 4.625% 11/15/2029[6]		3,035	2,434
Sonic Automotive, Inc. 4.875% 11/15/2031[6]		1,325	1,043
Stellantis Finance US, Inc. 1.711% 1/29/2027[6]		2,200	1,891
Stellantis Finance US, Inc. 5.625% 1/12/2028[6]		2,500	2,480
Stellantis Finance US, Inc. 2.691% 9/15/2031[6]		2,150	1,646
Stellantis Finance US, Inc. 6.375% 9/12/2032[6]		2,000	1,980
Tempur Sealy International, Inc. 4.00% 4/15/2029[6]		850	715
The Gap, Inc. 3.625% 10/1/2029[6]		486	343
The Gap, Inc. 3.875% 10/1/2031[6]		323	226
Toyota Motor Credit Corp. 0.80% 1/9/2026		429	383
Toyota Motor Credit Corp. 1.90% 1/13/2027		2,500	2,234
Travel + Leisure Co. 4.50% 12/1/2029[6]		2,100	1,714
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[6]		3,770	3,734

146	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[6]	USD	3,845	$3,786
Volkswagen Group of America Finance, LLC 3.20% 9/26/2026[6]		3,201	2,972
Wheel Pros, Inc. 6.50% 5/15/2029[6]		1,750	621
Wyndham Destinations, Inc. 4.625% 3/1/2030[6]		1,300	1,080
Wyndham Worldwide Corp. 4.375% 8/15/2028[6]		2,255	2,027
Wynn Las Vegas, LLC 4.25% 5/30/2023[6]		2,193	2,165
			145,804

Communication services 0.53%
Alphabet, Inc. 1.998% 8/15/2026		3,000	2,762
Alphabet, Inc. 1.90% 8/15/2040		1,375	918
Alphabet, Inc. 2.25% 8/15/2060		1,265	719
AT&T, Inc. 3.50% 9/15/2053		5,140	3,492
CCO Holdings, LLC 4.75% 3/1/2030[6]		2,500	2,162
CCO Holdings, LLC 4.50% 8/15/2030[6]		3,500	2,899
CCO Holdings, LLC 4.25% 2/1/2031[6]		3,875	3,117
CCO Holdings, LLC 4.75% 2/1/2032[6]		2,150	1,747
CCO Holdings, LLC 4.50% 5/1/2032		2,710	2,162
Charter Communications Operating, LLC 4.908% 7/23/2025		500	491
Charter Communications Operating, LLC 3.70% 4/1/2051		2,000	1,223
Charter Communications Operating, LLC 3.90% 6/1/2052		3,000	1,895
Comcast Corp. 2.35% 1/15/2027		4,000	3,640
Comcast Corp. 3.20% 7/15/2036		375	305
Comcast Corp. 2.80% 1/15/2051		791	503
Comcast Corp. 2.887% 11/1/2051		2,571	1,663
CSC Holdings, LLC 3.375% 2/15/2031[6]		1,875	1,226
DIRECTV Financing, LLC 5.875% 8/15/2027[6]		3,655	3,277
DISH Network Corp. 11.75% 11/15/2027[6]		3,700	3,815
Embarq Corp. 7.995% 6/1/2036		6,465	3,020
Fox Corp. 4.03% 1/25/2024		1,120	1,107
Frontier Communications Corp. 5.875% 10/15/2027[6]		2,225	2,071
Frontier Communications Corp. 5.00% 5/1/2028[6]		5,550	4,851
Frontier Communications Corp. 6.75% 5/1/2029[6]		4,400	3,646
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,850	1,434
Frontier Communications Holdings, LLC 6.00% 1/15/2030[6]		1,900	1,495
Frontier Communications Holdings, LLC 8.75% 5/15/2030[6]		1,100	1,121
Gray Escrow II, Inc. 5.375% 11/15/2031[6]		900	650
iHeartCommunications, Inc. 5.25% 8/15/2027[6]		3,093	2,625
Intelsat Jackson Holding Co. 6.50% 3/15/2030[6]		2,891	2,592
Ligado Networks, LLC 15.50% PIK 11/1/2023[6,16]		4,712	1,537
Live Nation Entertainment, Inc. 3.75% 1/15/2028[6]		1,350	1,154
Midas OpCo Holdings, LLC 5.625% 8/15/2029[6]		3,205	2,649
Netflix, Inc. 4.875% 4/15/2028		1,250	1,210
Netflix, Inc. 5.875% 11/15/2028		2,175	2,210
Netflix, Inc. 6.375% 5/15/2029		50	52
Netflix, Inc. 5.375% 11/15/2029[6]		25	24
News Corp. 3.875% 5/15/2029[6]		875	760
News Corp. 5.125% 2/15/2032[6]		550	501
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[6]		3,175	2,751
SBA Tower Trust 1.631% 11/15/2026[6]		8,707	7,408
Scripps Escrow II, Inc. 3.875% 1/15/2029[6]		2,325	1,869
Sinclair Television Group, Inc. 4.125% 12/1/2030[6]		1,175	882
Sirius XM Radio, Inc. 4.00% 7/15/2028[6]		3,575	3,118
Sirius XM Radio, Inc. 4.125% 7/1/2030[6]		950	786
Sirius XM Radio, Inc. 3.875% 9/1/2031[6]		1,975	1,545
Sprint Corp. 6.875% 11/15/2028		2,525	2,627
Take-Two Interactive Software, Inc. 3.30% 3/28/2024		3,175	3,102
Take-Two Interactive Software, Inc. 4.00% 4/14/2032		2,438	2,165
T-Mobile US, Inc. 1.50% 2/15/2026		500	448
T-Mobile US, Inc. 2.05% 2/15/2028		325	280

American Funds Insurance Series	147

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Univision Communications, Inc. 6.625% 6/1/2027[6]	USD	5,800	$5,608
Univision Communications, Inc. 4.50% 5/1/2029[6]		3,475	2,913
Univision Communications, Inc. 7.375% 6/30/2030[6]		225	215
Verizon Communications, Inc. 2.875% 11/20/2050		2,453	1,548
Virgin Media O2 4.25% 1/31/2031[6]		4,525	3,673
Virgin Media Secured Finance PLC 4.50% 8/15/2030[6]		2,115	1,771
VMED O2 UK Financing I PLC 4.75% 7/15/2031[6]		225	183
Vodafone Group PLC 5.25% 5/30/2048		500	443
Vodafone Group PLC 4.25% 9/17/2050		4,350	3,337
WarnerMedia Holdings, Inc. 3.638% 3/15/2025[6]		3,807	3,623
WarnerMedia Holdings, Inc. 3.755% 3/15/2027[6]		1,018	918
WarnerMedia Holdings, Inc. 4.054% 3/15/2029[6]		1,435	1,244
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[6]		2,903	2,399
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[6]		2,500	1,922
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[6]		1,500	1,096
Ziggo Bond Co. BV 5.125% 2/28/2030[6]		1,775	1,436
Ziggo Bond Finance BV 4.875% 1/15/2030[6]		725	608
			132,643

Industrials 0.53%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[6]		1,005	968
Allison Transmission Holdings, Inc. 3.75% 1/30/2031[6]		3,445	2,838
Avis Budget Car Rental, LLC 5.75% 7/15/2027[6]		1,025	929
Avis Budget Group, Inc. 5.375% 3/1/2029[6]		2,450	2,099
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[6]		1,587	1,520
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[6]		1,126	1,022
Avolon Holdings Funding, Ltd. 4.375% 5/1/2026[6]		1,975	1,802
Boeing Company 4.875% 5/1/2025		1,555	1,545
Boeing Company 3.10% 5/1/2026		251	236
Boeing Company 3.25% 2/1/2028		4,000	3,639
Boeing Company 5.15% 5/1/2030		1,100	1,076
Boeing Company 3.60% 5/1/2034		6,250	5,016
Boeing Company 5.805% 5/1/2050		4,000	3,729
Bombardier, Inc. 7.125% 6/15/2026[6]		4,100	3,985
Bombardier, Inc. 7.875% 4/15/2027[6]		8,070	7,844
Bombardier, Inc. 6.00% 2/15/2028[6]		1,010	935
BWX Technologies, Inc. 4.125% 4/15/2029[6]		1,025	899
Canadian Pacific Railway, Ltd. 1.75% 12/2/2026		1,385	1,236
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		1,738	1,444
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		829	561
Chart Industries, Inc. 7.50% 1/1/2030[6]		1,347	1,356
Clarivate Science Holdings Corp. 3.875% 7/1/2028[6]		590	512
Clarivate Science Holdings Corp. 4.875% 7/1/2029[6]		520	443
CoreLogic, Inc. 4.50% 5/1/2028[6]		6,075	4,669
Covanta Holding Corp. 4.875% 12/1/2029[6]		1,035	849
CSX Corp. 4.25% 3/15/2029		1,062	1,024
CSX Corp. 2.50% 5/15/2051		1,125	688
Honeywell International, Inc. 2.30% 8/15/2024		2,640	2,536
Honeywell International, Inc. 1.35% 6/1/2025		5,947	5,503
Honeywell International, Inc. 2.70% 8/15/2029		1,470	1,310
Icahn Enterprises Finance Corp. 4.75% 9/15/2024		2,090	2,009
Icahn Enterprises, LP 5.25% 5/15/2027		1,185	1,088
Icahn Enterprises, LP 4.375% 2/1/2029		1,525	1,292
L3Harris Technologies, Inc. 1.80% 1/15/2031		2,625	2,021
Lockheed Martin Corp. 5.10% 11/15/2027		951	974
Lockheed Martin Corp. 5.25% 1/15/2033		1,742	1,802
Lockheed Martin Corp. 5.70% 11/15/2054		1,849	1,949
LSC Communications, Inc. 8.75% 10/15/2023[3,6,15]		4,063	12
Masco Corp. 1.50% 2/15/2028		774	642
Masco Corp. 2.00% 2/15/2031		497	384

148	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Masco Corp. 3.125% 2/15/2051	USD	230	$144
MasTec, Inc. 4.50% 8/15/2028[6]		1,425	1,279
Mileage Plus Holdings, LLC 6.50% 6/20/2027[6]		1,980	1,973
Norfolk Southern Corp. 3.05% 5/15/2050		2,746	1,852
Northrop Grumman Corp. 2.93% 1/15/2025		1,820	1,747
Northrop Grumman Corp. 3.25% 1/15/2028		3,495	3,229
Otis Worldwide Corp. 2.293% 4/5/2027		2,135	1,914
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[6]		195	169
Rolls-Royce PLC 5.75% 10/15/2027[6]		1,940	1,851
Siemens AG 1.20% 3/11/2026[6]		3,887	3,468
Siemens AG 1.70% 3/11/2028[6]		3,700	3,167
SkyMiles IP, Ltd. 4.75% 10/20/2028[6]		2,950	2,777
Spirit AeroSystems, Inc. 9.375% 11/30/2029[6]		507	534
The Brink’s Co. 4.625% 10/15/2027[6]		2,385	2,186
TransDigm, Inc. 6.25% 3/15/2026[6]		3,476	3,436
TransDigm, Inc. 5.50% 11/15/2027		2,200	2,070
Triumph Group, Inc. 8.875% 6/1/2024[6]		2,295	2,339
Triumph Group, Inc. 6.25% 9/15/2024[6]		4,775	4,534
Triumph Group, Inc. 7.75% 8/15/2025		3,950	3,366
Union Pacific Corp. 2.40% 2/5/2030		2,414	2,071
Union Pacific Corp. 2.95% 3/10/2052		1,000	681
Union Pacific Corp. 3.839% 3/20/2060		546	425
Union Pacific Corp. 3.799% 4/6/2071		545	405
United Airlines, Inc. 4.375% 4/15/2026[6]		975	905
United Airlines, Inc. 4.625% 4/15/2029[6]		2,225	1,941
United Rentals, Inc. 3.875% 2/15/2031		2,050	1,723
United Technologies Corp. 3.65% 8/16/2023		52	52
United Technologies Corp. 3.95% 8/16/2025		3,155	3,085
United Technologies Corp. 4.125% 11/16/2028		1,075	1,031
Vertical U.S. Newco, Inc. 5.25% 7/15/2027[6]		2,000	1,779
			130,519

Materials 0.40%
Alcoa Nederland Holding BV 4.125% 3/31/2029[6]		1,175	1,044
Allegheny Technologies, Inc. 4.875% 10/1/2029		710	628
Allegheny Technologies, Inc. 5.125% 10/1/2031		1,110	983
Anglo American Capital PLC 2.25% 3/17/2028[6]		484	408
Anglo American Capital PLC 2.625% 9/10/2030[6]		2,500	2,037
Anglo American Capital PLC 3.95% 9/10/2050[6]		1,281	942
Arconic Rolled Products Corp. 6.125% 2/15/2028[6]		750	705
Avient Corp. 7.125% 8/1/2030[6]		855	837
Ball Corp. 6.875% 3/15/2028		1,415	1,455
Ball Corp. 3.125% 9/15/2031		3,520	2,832
CAN-PACK SA 3.875% 11/15/2029[6]		935	738
Celanese US Holdings, LLC 6.165% 7/15/2027		3,500	3,458
Chevron Phillips Chemical Co., LLC 3.30% 5/1/2023[6]		595	591
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		9,000	8,613
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[6]		1,825	1,622
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[6]		1,351	1,195
CVR Partners, LP 6.125% 6/15/2028[6]		745	669
Dow Chemical Co. 3.60% 11/15/2050		1,328	955
First Quantum Minerals, Ltd. 6.50% 3/1/2024[6]		2,204	2,159
First Quantum Minerals, Ltd. 7.50% 4/1/2025[6]		11,350	11,071
First Quantum Minerals, Ltd. 6.875% 3/1/2026[6]		3,625	3,438
First Quantum Minerals, Ltd. 6.875% 10/15/2027[6]		4,240	3,987
FXI Holdings, Inc. 7.875% 11/1/2024[6]		2,321	1,933
FXI Holdings, Inc. 12.25% 11/15/2026[6]		4,492	3,726
Glencore Funding, LLC 4.125% 3/12/2024[6]		945	930
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[6]		5,400	4,541
Kaiser Aluminum Corp. 4.625% 3/1/2028[6]		2,495	2,181

American Funds Insurance Series	149

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
LSB Industries, Inc. 6.25% 10/15/2028[6]	USD	860	$788
LYB International Finance III, LLC 2.25% 10/1/2030		1,198	953
LYB International Finance III, LLC 3.625% 4/1/2051		2,537	1,708
LYB International Finance III, LLC 3.80% 10/1/2060		1,186	774
Methanex Corp. 5.125% 10/15/2027		6,300	5,854
Mineral Resources, Ltd. 8.50% 5/1/2030[6]		1,525	1,548
Mosaic Co. 4.05% 11/15/2027		1,050	991
Nova Chemicals Corp. 4.25% 5/15/2029[6]		1,875	1,536
Novelis Corp. 3.875% 8/15/2031[6]		1,115	912
Praxair, Inc. 1.10% 8/10/2030		2,938	2,258
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[6]		3,485	2,997
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[6]		1,230	992
Sherwin-Williams Company 3.125% 6/1/2024		275	267
Sherwin-Williams Company 3.80% 8/15/2049		5,208	3,891
South32 Treasury, Ltd. 4.35% 4/14/2032[6]		1,527	1,311
SPCM SA 3.375% 3/15/2030[6]		600	484
Venator Finance SARL 9.50% 7/1/2025[6]		1,825	1,323
Venator Finance SARL 5.75% 7/15/2025[6]		5,845	2,005
Warrior Met Coal, Inc. 7.875% 12/1/2028[6]		3,400	3,356
Westlake Chemical Corp. 4.375% 11/15/2047		500	378
			98,004

Utilities 0.31%
Ameren Corp. 2.50% 9/15/2024		969	927
Calpine Corp. 3.75% 3/1/2031[6]		1,975	1,593
Commonwealth Edison Co. 4.35% 11/15/2045		1,085	931
Commonwealth Edison Co. 3.85% 3/15/2052		2,600	2,083
Dominion Resources, Inc., junior subordinated, 3.071% 8/15/2024[13]		920	887
Duke Energy Carolinas, LLC 3.95% 11/15/2028		1,250	1,202
Duke Energy Corp. 4.50% 8/15/2032		2,000	1,879
Duke Energy Corp. 3.50% 6/15/2051		2,000	1,398
Duke Energy Florida, LLC 3.20% 1/15/2027		1,445	1,366
Duke Energy Indiana, Inc. 3.25% 10/1/2049		1,225	856
Duke Energy Progress, LLC 3.70% 10/15/2046		457	348
Duke Energy Progress, LLC 2.50% 8/15/2050		202	122
Duke Energy Progress, LLC 2.90% 8/15/2051		91	60
Edison International 3.55% 11/15/2024		2,200	2,125
EDP Finance BV 3.625% 7/15/2024[6]		4,100	3,959
Electricité de France SA 4.75% 10/13/2035[6]		1,250	1,057
Electricité de France SA 4.875% 9/21/2038[6]		2,750	2,246
Electricité de France SA 5.60% 1/27/2040		525	481
Emera US Finance, LP 3.55% 6/15/2026		320	300
Enersis Américas SA 4.00% 10/25/2026		245	233
Entergy Corp. 2.80% 6/15/2030		3,325	2,816
Eversource Energy 3.80% 12/1/2023		2,730	2,700
FirstEnergy Corp. 3.40% 3/1/2050		2,250	1,489
FirstEnergy Transmission, LLC 2.866% 9/15/2028[6]		675	590
NRG Energy, Inc. 3.625% 2/15/2031[6]		1,875	1,429
Pacific Gas and Electric Co. 2.10% 8/1/2027		125	107
Pacific Gas and Electric Co. 2.50% 2/1/2031		2,941	2,289
Pacific Gas and Electric Co. 3.30% 8/1/2040		100	68
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,250	781
PacifiCorp, First Mortgage Bonds, 4.125% 1/15/2049		4,000	3,293
PG&E Corp. 5.00% 7/1/2028		3,750	3,429
PG&E Corp. 5.25% 7/1/2030		3,400	3,099
Public Service Electric and Gas Co. 3.60% 12/1/2047		548	419
Public Service Electric and Gas Co. 3.15% 1/1/2050		2,451	1,727
Southern California Edison Co. 2.85% 8/1/2029		4,450	3,877
Southern California Edison Co. 6.00% 1/15/2034		2,500	2,620
Southern California Edison Co. 5.75% 4/1/2035		675	675

150	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 5.35% 7/15/2035	USD	3,000	$2,915
Southern California Edison Co. 4.00% 4/1/2047		264	208
Talen Energy Corp. 7.25% 5/15/2027[6]		8,334	8,664
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/2026[9,14]		2,815	2,861
Talen Energy Supply, LLC 7.625% 6/1/2028[6]		1,180	1,232
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[6]		1,030	903
Virginia Electric and Power Co. 2.40% 3/30/2032		2,575	2,088
Xcel Energy, Inc. 2.60% 12/1/2029		1,950	1,669
			76,001

Real estate 0.28%
Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026		315	305
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028		1,220	1,148
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029		1,940	1,654
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031		1,320	1,155
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033		4,095	3,056
Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049		410	349
American Tower Corp. 1.45% 9/15/2026		2,369	2,070
American Tower Corp. 3.55% 7/15/2027		1,425	1,322
American Tower Corp. 3.60% 1/15/2028		1,000	921
American Tower Corp. 1.50% 1/31/2028		2,500	2,073
American Tower Corp. 2.30% 9/15/2031		1,500	1,170
American Tower Corp. 2.95% 1/15/2051		2,000	1,247
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[6]		2,260	1,712
Essex Portfolio, LP 3.875% 5/1/2024		1,000	980
Essex Portfolio, LP 3.50% 4/1/2025		6,825	6,587
Extra Space Storage, Inc. 2.35% 3/15/2032		1,385	1,051
GLP Capital, LP 3.35% 9/1/2024		1,263	1,212
Hospitality Properties Trust 4.35% 10/1/2024		560	510
Host Hotels & Resorts, LP 4.50% 2/1/2026		355	341
Howard Hughes Corp. 5.375% 8/1/2028[6]		1,450	1,309
Howard Hughes Corp. 4.125% 2/1/2029[6]		1,860	1,560
Howard Hughes Corp. 4.375% 2/1/2031[6]		2,690	2,180
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,401	1,780
Iron Mountain, Inc. 5.25% 7/15/2030[6]		3,785	3,298
Iron Mountain, Inc. 4.50% 2/15/2031[6]		2,650	2,184
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		2,645	2,100
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		1,940	1,482
Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031		2,260	1,704
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[6]		3,757	3,163
Park Intermediate Holdings, LLC 4.875% 5/15/2029[6]		2,280	1,933
Public Storage 1.85% 5/1/2028		2,490	2,140
Public Storage 1.95% 11/9/2028		2,027	1,733
Public Storage 2.30% 5/1/2031		719	585
RHP Hotel Properties, LP 4.50% 2/15/2029[6]		1,300	1,123
RLJ Lodging Trust, LP 4.00% 9/15/2029[6]		1,240	1,007
Scentre Group 3.50% 2/12/2025[6]		3,075	2,945
Scentre Group 3.25% 10/28/2025[6]		1,000	939
Scentre Group 3.75% 3/23/2027[6]		2,430	2,241
Sun Communities Operating, LP 2.30% 11/1/2028		1,845	1,540
Sun Communities Operating, LP 2.70% 7/15/2031		876	694
UDR, Inc. 2.95% 9/1/2026		760	699
VICI Properties, LP 3.875% 2/15/2029[6]		1,367	1,200
VICI Properties, LP 4.625% 12/1/2029[6]		532	485
VICI Properties, LP 4.125% 8/15/2030[6]		971	851
			69,738

American Funds Insurance Series	151

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology 0.27%
Adobe, Inc. 1.90% 2/1/2025	USD	366	$346
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/2024[9,14]		225	200
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[9,14]		4,150	3,121
Analog Devices, Inc. 1.70% 10/1/2028		1,286	1,092
Analog Devices, Inc. 2.10% 10/1/2031		1,212	982
Analog Devices, Inc. 2.80% 10/1/2041		2,961	2,179
Analog Devices, Inc. 2.95% 10/1/2051		1,955	1,327
Apple, Inc. 3.00% 2/9/2024		625	613
Apple, Inc. 3.35% 2/9/2027		40	38
Apple, Inc. 1.20% 2/8/2028		5,000	4,245
Apple, Inc. 3.95% 8/8/2052		3,500	2,994
Block, Inc. 3.50% 6/1/2031		2,325	1,858
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[6]		1,000	882
Broadcom, Inc. 1.95% 2/15/2028[6]		1,407	1,191
Broadcom, Inc. 2.60% 2/15/2033[6]		2,524	1,901
Broadcom, Inc. 3.469% 4/15/2034[6]		1,771	1,418
CommScope Finance, LLC 6.00% 3/1/2026[6]		1,600	1,480
Diebold Nixdorf, Inc. 9.375% 7/15/2025[6]		10,434	7,462
Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[3,6,16]		6,909	4,162
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[3,9,14]		4,731	3,186
Fidelity National Information Services, Inc. 3.10% 3/1/2041		302	209
Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/2024[9,14]	EUR	1,343	1,243
Fiserv, Inc. 3.50% 7/1/2029	USD	471	425
Fiserv, Inc. 2.65% 6/1/2030		3,605	3,039
Gartner, Inc. 4.50% 7/1/2028[6]		650	607
Intuit, Inc. 0.95% 7/15/2025		1,530	1,394
Intuit, Inc. 1.35% 7/15/2027		1,395	1,209
Intuit, Inc. 1.65% 7/15/2030		1,845	1,484
Mastercard, Inc. 2.00% 11/18/2031		3,874	3,120
Microsoft Corp. 2.921% 3/17/2052		4,814	3,431
NCR Corp. 5.125% 4/15/2029[6]		1,650	1,383
PayPal Holdings, Inc. 2.65% 10/1/2026		662	612
PayPal Holdings, Inc. 2.30% 6/1/2030		616	507
Sabre GLBL, Inc. 7.375% 9/1/2025[6]		946	911
Sabre GLBL, Inc. 11.25% 12/15/2027[6]		1,157	1,192
Sabre Holdings Corp. 9.25% 4/15/2025[6]		3,122	3,115
Synaptics, Inc. 4.00% 6/15/2029[6]		875	738
Unisys Corp. 6.875% 11/1/2027[6]		725	558
VeriSign, Inc. 2.70% 6/15/2031		625	511
Veritas US, Inc. 7.50% 9/1/2025[6]		835	577
Viavi Solutions, Inc. 3.75% 10/1/2029[6]		725	611
			67,553

Consumer staples 0.23%
7-Eleven, Inc. 0.80% 2/10/2024[6]		1,700	1,618
7-Eleven, Inc. 0.95% 2/10/2026[6]		825	723
7-Eleven, Inc. 1.30% 2/10/2028[6]		2,500	2,076
Albertsons Companies, Inc. 3.50% 3/15/2029[6]		1,230	1,035
Altria Group, Inc. 3.40% 2/4/2041		1,500	1,000
Altria Group, Inc. 3.70% 2/4/2051		1,395	879
Anheuser-Busch InBev NV 4.00% 4/13/2028		845	806
Anheuser-Busch InBev NV 4.35% 6/1/2040		2,500	2,208
Anheuser-Busch InBev NV 4.60% 4/15/2048		1,500	1,311
British American Tobacco PLC 3.222% 8/15/2024		2,826	2,723
British American Tobacco PLC 3.215% 9/6/2026		3,323	3,070
British American Tobacco PLC 4.54% 8/15/2047		940	668
Central Garden & Pet Co. 4.125% 4/30/2031[6]		1,395	1,157
Coca-Cola Company 1.00% 3/15/2028		940	787
Conagra Brands, Inc. 1.375% 11/1/2027		4,615	3,852
Constellation Brands, Inc. 3.60% 2/15/2028		625	580

152	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Constellation Brands, Inc. 2.25% 8/1/2031	USD	1,487	$1,185
Coty, Inc. 4.75% 1/15/2029[6]		1,680	1,523
Imperial Tobacco Finance PLC 6.125% 7/27/2027[6]		845	842
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[6]		2,990	2,590
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[6]		2,210	1,955
PepsiCo, Inc. 2.625% 10/21/2041		5,000	3,721
PepsiCo, Inc. 3.625% 3/19/2050		777	639
PepsiCo, Inc. 2.75% 10/21/2051		1,723	1,200
Philip Morris International, Inc. 2.875% 5/1/2024		788	765
Philip Morris International, Inc. 3.25% 11/10/2024		2,000	1,936
Philip Morris International, Inc. 0.875% 5/1/2026		2,990	2,630
Philip Morris International, Inc. 5.125% 11/17/2027		3,073	3,101
Philip Morris International, Inc. 3.375% 8/15/2029		788	711
Philip Morris International, Inc. 5.625% 11/17/2029		1,482	1,507
Philip Morris International, Inc. 1.75% 11/1/2030		2,956	2,322
Philip Morris International, Inc. 5.75% 11/17/2032		938	959
Post Holdings, Inc. 4.625% 4/15/2030[6]		2,886	2,496
Prestige Brands International, Inc. 3.75% 4/1/2031[6]		1,115	921
Reynolds American, Inc. 5.85% 8/15/2045		2,030	1,737
Simmons Foods, Inc. 4.625% 3/1/2029[6]		560	457
			57,690

Total corporate bonds, notes & loans			1,396,142

Asset-backed obligations 1.68%
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[6,8]		1,050	1,005
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 5.029% 1/15/2030[6,8,9]		2,205	2,182
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 5.029% 10/16/2030[6,8,9]		1,639	1,612
American Express Credit Account Master Trust, Series 2018-9, Class A, (1-month USD-LIBOR + 0.38%) 4.698% 4/15/2026[8,9]		9,000	8,995
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 5.245% 1/22/2028[6,8,9]		2,566	2,538
Avis Budget Rental Car Funding (AESOP), LLC, Series 2017-2A, Class A, 2.97% 3/20/2024[6,8]		960	957
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-1A, Class A, 3.70% 9/20/2024[6,8]		1,114	1,103
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[6,8]		3,100	3,049
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[6,8]		539	489
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[6,8]		138	124
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[6,8]		11,617	10,133
BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/2028[8]		6,633	6,706
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[6,8,9]		3,660	3,614
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[6,8]		531	494
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[6,8]		4,807	4,092
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[6,8]		665	582
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 5.328% 7/27/2030[6,8,9]		5,164	5,089
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[6,8]		5,191	4,639
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[6,8]		1,746	1,444
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[6,8]		6,093	5,277
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, (1-month USD-LIBOR + 0.62%) 4.981% 4/22/2026[8,9]		4,960	4,963

American Funds Insurance Series	153

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[6,8]	USD	1,446	$1,245
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[6,8]		5,382	4,669
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[6,8]		1,170	1,017
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[6,8]		1,607	1,373
Discover Card Execution Note Trust, Series 2018-A6, Class A6, (1-month USD-LIBOR + 0.39%) 4.708% 3/15/2026[8,9]		11,400	11,397
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 3/16/2026[8]		256	256
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/2026[6,8]		6,318	6,335
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 5.059% 4/15/2028[6,8,9]		5,181	5,131
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[6,8]		351	297
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[6,8]		6,513	6,341
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[6,8]		3,263	3,192
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[6,8]		5,092	5,109
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[8]		1,100	1,101
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[6,8]		5,999	5,320
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[6,8]		3,272	3,292
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[6,8]		4,825	4,760
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[6,8]		6,000	5,885
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[6,8]		9,605	9,181
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[6,8]		8,861	8,318
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[6,8]		685	604
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045[6,8]		275	245
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[6,8]		2,443	2,294
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[6,8]		10,273	9,116
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[6,8]		12,830	11,408
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[6,8]		4,021	3,468
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[6,8]		5,992	5,201
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[6,8]		474	402
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[3,6,8]		5,930	5,689
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[6,8]		8,452	7,816
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[6,8]		634	581
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[6,8]		405	365
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[6,8]		8,390	8,026
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[6,8]		5,565	4,853
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[6,8]		685	588
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[6,8]		429	355
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[6,8]		4,900	4,305
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[6,8]		8,750	8,096
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 5.079% 4/15/2029[6,8,9]		1,090	1,087
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 5.278% 7/21/2030[6,8,9]		5,497	5,411
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 5.229% 4/15/2029[6,8,9]		2,311	2,288
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54% 3/20/2026[6,8]		4,700	4,486
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/2026[6,8]		1,900	1,840
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[6,8]		2,531	2,473
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[6,8]		5,085	4,327
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[6,8]		5,969	5,062
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[6,8]		6,343	5,341
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[6,8]		10,468	9,303
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[6,8]		5,889	5,217
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[6,8]		10,010	8,901
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[6,8]		23,051	19,520
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 5.328% 7/25/2030[6,8,9]		1,752	1,733
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 5.757% 11/25/2028[6,8,9]		1,415	1,405

154	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 5.143% 4/20/2029[6,8,9]	USD	437	$433
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD-LIBOR + 0.80%) 4.879% 10/15/2029[6,8,9]		8,431	8,324
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD-LIBOR + 1.40%) 5.479% 10/15/2029[6,8,9]		5,378	5,207
Palmer Square Loan Funding, CLO, Series 2022-5, Class A1, (3-month USD CME Term SOFR + 1.56%) 4.084% 1/15/2031[6,8,9]		5,871	5,838
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[8]		2,725	2,534
PPM CLO, Ltd., Series 2022-6, Class A, (3-month USD CME Term SOFR + 2.45%) 2.45% 1/20/2031[6,8,9]		9,947	9,947
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 5.019% 10/15/2030[6,8,9]		4,634	4,571
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 3.98% 1/15/2025[8]		4,359	4,337
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/2025[8]		646	643
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[8]		1,987	1,991
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/2026[8]		4,101	4,027
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD-LIBOR + 0.73%) 5.048% 1/15/2053[6,8,9]		6,531	6,256
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[6,8]		3,451	2,775
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[6,8]		4,820	4,182
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[6,8]		4,782	4,039
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[6,8]		2,480	2,209
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[6,8]		2,048	1,770
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 6.678% 10/20/2031[6,8,9]		7,500	7,500
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[6,8]		3,286	2,989
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[6,8]		1,820	1,599
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[6,8]		801	699
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[6,8]		924	778
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[6,8]		2,661	2,267
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[6,8]		3,250	3,134
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[6,8]		889	814
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[6,8,9]		7,257	6,439
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[6,8]		10,345	8,870
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[6,8]		1,823	1,523
Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/2025[6,8]		6,521	6,506
			417,313

Bonds & notes of governments & government agencies outside the U.S. 0.17%
CPPIB Capital, Inc. 2.75% 11/2/2027[6]		6,600	6,096
European Investment Bank 0.75% 10/26/2026		6,194	5,433
OMERS Finance Trust 3.50% 4/19/2032[6]		4,315	3,905
OMERS Finance Trust 4.00% 4/19/2052[6]		4,315	3,459
Panama (Republic of) 3.298% 1/19/2033		4,365	3,545
Panama (Republic of) 4.50% 1/19/2063		1,035	733
Peru (Republic of) 1.862% 12/1/2032		2,525	1,848
Peru (Republic of) 2.78% 12/1/2060		3,775	2,214
Qatar (State of) 3.375% 3/14/2024[6]		2,315	2,271
Qatar (State of) 4.00% 3/14/2029[6]		745	733
Qatar (State of) 4.817% 3/14/2049[6]		750	731
Swedish Export Credit Corp. 3.625% 9/3/2024		5,089	4,993
United Mexican States 2.659% 5/24/2031		2,703	2,187
United Mexican States 4.875% 5/19/2033		1,790	1,647
United Mexican States 3.771% 5/24/2061		1,528	971
			40,766

American Funds Insurance Series	155

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals 0.14%
California 0.02%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026	USD	1,200	$1,079
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027		1,660	1,454
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		495	398
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042		1,170	869
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046		2,470	2,288
			6,088

Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 11/15/2044		5	5
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 11/15/2044		10	10
			15

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027		5,335	4,649
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030		5,365	4,399
			9,048

Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 10/1/2036		240	196
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 10/1/2043		315	246
			442

Illinois 0.01%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 6/1/2033		4,125	3,952

Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 9/1/2040		10	10

Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 7/1/2038		30	30

New York 0.03%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)		2,865	2,556
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028		4,745	4,036
			6,592

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		5,110	4,314

South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 7/1/2041		10	10

156	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 5/1/2034	USD	5	$5

Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 7/1/2043		5	5

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		5,865	5,213

Total municipals			35,724

Total bonds, notes & other debt instruments (cost: $5,829,150,000)			5,385,913

Short-term securities 6.82%		Shares
Money market investments 6.61%
Capital Group Central Cash Fund 4.31%[7,17]		16,398,802	1,639,716

Money market investments purchased with collateral from securities on loan 0.21%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[17,18]		20,644,758	20,645
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[17,18]		17,940,546	17,940
Capital Group Central Cash Fund 4.31%[7,17,18]		126,229	12,622
			51,207

Total short-term securities (cost: $1,690,721,000)			1,690,923
Total investment securities 102.09% (cost: $21,116,750,000)			25,318,386
Other assets less liabilities (2.09)%			(517,812)

Net assets 100.00%			$24,800,574

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	543	March 2023	USD111,357	$139
5 Year U.S. Treasury Note Futures	Long	2,120	March 2023	228,811	(257)
10 Year U.S. Treasury Note Futures	Long	1,324	March 2023	148,681	(1,571)
10 Year Ultra U.S. Treasury Note Futures	Short	3,101	March 2023	(366,790)	2,180
20 Year U.S. Treasury Bond Futures	Long	960	March 2023	120,330	(1,534)
30 Year Ultra U.S. Treasury Bond Futures	Long	53	March 2023	7,119	(123)
					$(1,166)

American Funds Insurance Series	157

Asset Allocation Fund (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD238,057	$(1,903)	$(280)	$(1,623)

Investments in affiliates7

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Common stocks 0.00%
Health care 0.00%
NuCana PLC (ADR)[19]	$7,086	$—		$2,674	$(14,288)	$9,876	$—	$—
Investment funds 5.51%
Capital Group Central Corporate Bond Fund	1,617,261	83,203		40,000	(10,186)	(283,156)	1,367,122	43,890
Short-term securities 6.66%
Money market investments 6.61%
Capital Group Central Cash Fund 4.31%[17]	1,417,334	4,300,144		4,077,429	(250)	(83)	1,639,716	36,585
Money market investments purchased with collateral from securities on loan 0.05%
Capital Group Central Cash Fund 4.31%[17,18]	8,492	4,130	[20]				12,622	—	[21]
Total short-term securities							1,652,338
Total 12.17%					$(24,724)	$(273,363)	$3,019,460	$80,475

Restricted securities4

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 7/9/2024 [3]	7/9/2021	$50,000	$63,388	.26%
Rotech Healthcare, Inc.[1,3]	8/22/2014	6,949	19,703	.08
Total		$56,949	$83,091	.34%

158	American Funds Insurance Series

Asset Allocation Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $67,688,000, which represented .27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $83,091,000, which represented .33% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,155,580,000, which represented 4.66% of the net assets of the fund.
[7]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $8,779,000, which represented .04% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Step bond; coupon rate may change at a later date.
[14]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $8,799,000, which represented .04% of the net assets of the fund.
[15]	Scheduled interest and/or principal payment was not received.
[16]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[17]	Rate represents the seven-day yield at 12/31/2022.
[18]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[19]	Affiliated issuer during the reporting period but no longer held at 12/31/2022.
[20]	Represents net activity. Refer to Note 5 for more information on securities lending.
[21]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Assn. = Association

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

Dept. = Department

Dev. = Development

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	159

American Funds Global Balanced Fund

(formerly Global Balanced Fund)

Investment portfolio December 31, 2022

Common stocks 58.58%	Shares	Value (000)
Financials 10.64%
Zurich Insurance Group AG	10,777	$5,150
B3 SA-Brasil, Bolsa, Balcao	2,047,634	5,123
HDFC Bank, Ltd. (ADR)	25,988	1,778
HDFC Bank, Ltd.	79,465	1,564
DNB Bank ASA	156,181	3,092
AIA Group, Ltd.	195,894	2,158
Toronto-Dominion Bank (CAD denominated)	32,954	2,134
PNC Financial Services Group, Inc.	11,839	1,870
Kotak Mahindra Bank, Ltd.	78,279	1,722
DBS Group Holdings, Ltd.	55,100	1,395
Citigroup, Inc.	30,627	1,385
BlackRock, Inc.	1,886	1,337
ING Groep NV	98,239	1,199
United Overseas Bank, Ltd.	47,600	1,092
BNP Paribas SA	12,920	735
Nasdaq, Inc.	11,966	734
JPMorgan Chase & Co.	5,371	720
KBC Groep NV	11,130	715
Münchener Rückversicherungs-Gesellschaft AG	1,931	628
Aegon NV	122,629	622
Bank Central Asia Tbk PT	1,108,100	608
Tryg A/S	24,243	575
Banco Santander, SA	176,586	529
Ping An Insurance (Group) Company of China, Ltd., Class H	66,500	439
Ping An Insurance (Group) Company of China, Ltd., Class A	11,400	77
FinecoBank SpA	26,543	442
Great-West Lifeco, Inc.	17,334	401
CME Group, Inc., Class A	2,292	385
Fairfax Financial Holdings, Ltd., subordinate voting shares	506	300
Allfunds Group PLC	18,078	126
Lufax Holding, Ltd. (ADR)	47,602	92
		39,127

Industrials 8.37%
Raytheon Technologies Corp.	71,227	7,188
General Electric Co.	39,535	3,313
BAE Systems PLC	264,063	2,729
Thales SA	20,022	2,560
General Dynamics Corp.	8,468	2,101
Carrier Global Corp.	49,012	2,022
L3Harris Technologies, Inc.	9,073	1,889
Siemens AG	13,373	1,856
Honeywell International, Inc.	6,585	1,411
RELX PLC	46,732	1,295
CSX Corp.	38,467	1,192
LIXIL Corp.	54,500	831
Deutsche Post AG	17,657	665
Safran SA	4,525	565
Trelleborg AB, Class B	11,334	262
Brenntag SE	3,756	240
Melrose Industries PLC	141,781	230
Airbus SE, non-registered shares	1,805	215
NIBE Industrier AB, Class B	21,550	201
		30,765

Health care 7.78%
Abbott Laboratories	57,298	6,291
Gilead Sciences, Inc.	30,992	2,661
Novartis AG	28,897	2,617
Siemens Healthineers AG	51,525	2,578
UnitedHealth Group, Inc.	4,540	2,407

160	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Thermo Fisher Scientific, Inc.	3,354	$1,847
AstraZeneca PLC	12,615	1,712
Merck KGaA	8,165	1,581
AbbVie, Inc.	8,136	1,315
Stryker Corp.	3,999	978
Amgen, Inc.	3,365	884
Medtronic PLC	11,261	875
Eurofins Scientific SE, non-registered shares	11,316	815
BioMarin Pharmaceutical, Inc.[1]	6,615	685
Humana, Inc.	1,166	597
Bayer AG	10,117	522
Takeda Pharmaceutical Company, Ltd.	8,400	262
		28,627

Information technology 6.47%
Broadcom, Inc.	16,303	9,115
Microsoft Corp.	31,123	7,464
Micron Technology, Inc.	44,625	2,230
Taiwan Semiconductor Manufacturing Company, Ltd.	97,000	1,414
GlobalWafers Co., Ltd.	86,000	1,195
ServiceNow, Inc.[1]	2,184	848
Accenture PLC, Class A	3,024	807
Apple, Inc.	3,194	415
Applied Materials, Inc.	2,383	232
Texas Instruments, Inc.	380	63
		23,783

Consumer staples 5.34%
Nestlé SA	35,802	4,135
Philip Morris International, Inc.	36,010	3,645
ITC, Ltd.	833,272	3,340
Imperial Brands PLC	95,936	2,397
Seven & i Holdings Co., Ltd.	39,200	1,677
Pernod Ricard SA	5,580	1,097
British American Tobacco PLC	27,475	1,090
Heineken NV	7,506	705
Altria Group, Inc.	14,317	654
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	104,700	465
Treasury Wine Estates, Ltd.	27,708	256
Kweichow Moutai Co., Ltd., Class A	721	178
		19,639

Utilities 4.80%
DTE Energy Company	29,637	3,483
Power Grid Corporation of India, Ltd.	1,007,658	2,594
NextEra Energy, Inc.	28,214	2,359
Duke Energy Corp.	16,849	1,735
E.ON SE	157,688	1,574
Entergy Corp.	10,025	1,128
Iberdrola, SA, non-registered shares	77,458	906
ENN Energy Holdings, Ltd.	64,000	893
Dominion Energy, Inc.	14,276	875
National Grid PLC	65,238	784
Enel SpA	122,240	657
SembCorp Industries, Ltd.	187,100	471
Public Service Enterprise Group, Inc.	3,391	208
		17,667

American Funds Insurance Series	161

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)	Shares	Value (000)
Materials 4.33%
Freeport-McMoRan, Inc.	87,143	$3,311
Linde PLC	6,504	2,122
BHP Group, Ltd. (CDI)	62,248	1,919
Evonik Industries AG	96,394	1,851
Fortescue Metals Group, Ltd.	126,401	1,762
Rio Tinto PLC	20,187	1,417
Shin-Etsu Chemical Co., Ltd.	11,000	1,340
Vale SA (ADR), ordinary nominative shares	64,102	1,088
UPM-Kymmene OYJ	15,079	565
International Flavors & Fragrances, Inc.	2,739	287
Air Liquide SA, non-registered shares	1,874	267
		15,929

Energy 4.02%
Canadian Natural Resources, Ltd. (CAD denominated)	125,963	6,995
Neste OYJ	40,724	1,881
Shell PLC (GBP denominated)	54,477	1,548
Chevron Corp.	8,045	1,444
BP PLC	184,567	1,073
DT Midstream, Inc.	10,284	568
Baker Hughes Co., Class A	17,643	521
TC Energy Corp. (CAD denominated)	12,080	482
Woodside Energy Group, Ltd. (CDI)	10,942	264
		14,776

Communication services 3.14%
Alphabet, Inc., Class A1	19,243	1,698
Alphabet, Inc., Class C1	7,907	701
Netflix, Inc.[1]	8,029	2,368
Singapore Telecommunications, Ltd.	782,600	1,502
Comcast Corp., Class A	30,643	1,072
BCE, Inc.	22,635	995
Omnicom Group, Inc.	10,624	867
Universal Music Group NV	31,035	749
SoftBank Corp.	54,400	615
Meta Platforms, Inc., Class A1	4,089	492
Electronic Arts, Inc.	4,021	491
		11,550

Consumer discretionary 2.27%
LVMH Moët Hennessy-Louis Vuitton SE	2,423	1,760
Cie. Financière Richemont SA, Class A	8,551	1,107
Ferrari NV	3,990	855
Ferrari NV (EUR denominated)	1,039	222
General Motors Company	27,725	933
Tesla, Inc.[1]	7,350	905
InterContinental Hotels Group PLC	12,297	708
Starbucks Corp.	4,596	456
Royal Caribbean Cruises, Ltd.[1]	8,302	410
Astra International Tbk PT	1,050,300	383
Aptiv PLC[1]	2,518	234
D.R. Horton, Inc.	2,232	199
Airbnb, Inc., Class A1	1,851	158
JD.com, Inc., Class A	1,200	34
		8,364

162	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)		Shares	Value (000)
Real estate 1.42%
Embassy Office Parks REIT		342,621	$1,390
Equinix, Inc. REIT		2,059	1,349
CTP NV		104,148	1,226
Digital Realty Trust, Inc. REIT		4,683	470
Crown Castle, Inc. REIT		3,025	410
Americold Realty Trust, Inc. REIT		12,798	362
			5,207

Total common stocks (cost: $194,190,000)			215,434

Preferred securities 0.40%
Financials 0.25%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]		223,000	522
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]		192,000	389
			911

Consumer discretionary 0.15%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]		5,497	558

Total preferred securities (cost: $1,986,000)			1,469

Convertible stocks 0.34%
Utilities 0.23%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		16,500	828

Health care 0.11%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023		300	407

Total convertible stocks (cost: $1,214,000)			1,235

Investment funds 1.50%
Capital Group Central Corporate Bond Fund[2]		678,772	5,532

Total investment funds (cost: $5,481,000)			5,532

Bonds, notes & other debt instruments 34.19%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 13.26%
Abu Dhabi (Emirate of) 0.75% 9/2/2023[3]	USD	275	267
Agricultural Development Bank of China 3.75% 1/25/2029	CNY	550	83
Asian Development Bank 1.125% 6/10/2025	GBP	100	112
Australia (Commonwealth of), Series 152, 2.75% 11/21/2028	AUD	310	200
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031		1,055	591
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		150	79
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		2,250	1,388
Austria (Republic of) 0% 2/20/2031	EUR	660	553
Brazil (Federative Republic of) 10.00% 1/1/2023	BRL	600	108
Brazil (Federative Republic of) 0% 1/1/2024		1,700	284
Brazil (Federative Republic of) 10.00% 1/1/2025		900	163
Canada 0.75% 10/1/2024	CAD	1,125	785
Canada 2.25% 6/1/2025		1,400	998
Canada 0.25% 3/1/2026		570	378
Canada 3.50% 3/1/2028		1,009	749
Chile (Republic of) 4.70% 9/1/2030	CLP	245,000	279

American Funds Insurance Series	163

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
China (People’s Republic of), Series 1910, 3.86% 7/22/2049	CNY	2,110	$336
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		1,600	235
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		10,290	1,626
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		3,240	470
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		1,060	156
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		8,580	1,258
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		2,040	322
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	2,331,300	365
Colombia (Republic of), Series B, 7.00% 3/26/2031		5,308,700	776
European Investment Bank 0.375% 9/15/2027	EUR	110	105
European Investment Bank 0.25% 1/20/2032		860	717
European Union 0% 7/6/2026		100	97
European Union 0.25% 10/22/2026		50	48
French Republic O.A.T. 0.75% 2/25/2028		640	618
French Republic O.A.T. 0% 11/25/2030		1,320	1,128
French Republic O.A.T. 0% 5/25/2032		650	527
French Republic O.A.T. 2.00% 11/25/2032		610	596
French Republic O.A.T. 3.25% 5/25/2045		160	171
Germany (Federal Republic of) 0% 4/16/2027		950	915
Germany (Federal Republic of) 0% 8/15/2031		2,600	2,258
Germany (Federal Republic of) 0% 2/15/2032		540	463
Germany (Federal Republic of) 1.70% 8/15/2032		1,129	1,127
Germany (Federal Republic of) 1.00% 5/15/2038		640	548
Germany (Federal Republic of) 0% 8/15/2050		200	112
Germany (Federal Republic of) 0% 8/15/2052		260	139
Greece (Hellenic Republic of) 3.45% 4/2/2024		110	118
Greece (Hellenic Republic of) 3.375% 2/15/2025		300	321
Greece (Hellenic Republic of) 1.75% 6/18/2032		790	668
India (Republic of) 5.15% 11/9/2025	INR	8,000	92
Indonesia (Republic of), Series 78, 8.25% 5/15/2029	IDR	1,833,000	127
Indonesia (Republic of), Series 87, 6.50% 2/15/2031		1,253,000	78
Israel (State of) 2.875% 1/29/2024	EUR	200	213
Israel (State of) 1.50% 1/18/2027		100	100
Italy (Republic of) 1.35% 4/1/2030		660	581
Italy (Republic of) 2.50% 12/1/2032		650	583
Japan, Series 17, 0.10% 9/10/2023[4]	JPY	10,900	84
Japan, Series 18, 0.10% 3/10/2024[4]		21,660	169
Japan, Series 19, 0.10% 9/10/2024[4]		31,620	247
Japan, Series 150, 0.005% 12/20/2026		84,950	644
Japan, Series 22, 0.10% 3/10/2027[4]		26,454	211
Japan, Series 346, 0.10% 3/20/2027		134,150	1,018
Japan, Series 363, 0.10% 6/20/2031		56,000	412
Japan, Series 365, 0.10% 12/20/2031		317,600	2,340
Japan, Series 152, 1.20% 3/20/2035		264,400	2,109
Japan, Series 179, 0.50% 12/20/2041		71,600	476
Japan, Series 42, 1.70% 3/20/2044		50,150	408
Japan, Series 37, 0.60% 6/20/2050		26,950	162
Japan, Series 74, 1.00% 3/20/2052		178,400	1,178
Japan, Series 76, 1.40% 9/20/2052		80,350	586
KfW 1.125% 7/4/2025	GBP	95	106
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR	1,380	315
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		620	140
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		270	57
Morocco (Kingdom of) 3.50% 6/19/2024	EUR	100	107
Morocco (Kingdom of) 1.50% 11/27/2031		100	79
Netherlands (Kingdom of the) 5.50% 1/15/2028		100	121
Nova Scotia (Province of) 3.15% 12/1/2051	CAD	170	101
Peru (Republic of) 2.392% 1/23/2026	USD	90	83
Philippines (Republic of) 0.001% 4/12/2024	JPY	100,000	753

164	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Philippines (Republic of) 0.25% 4/28/2025	EUR	100	$99
Philippines (Republic of) 1.648% 6/10/2031	USD	200	160
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	410	74
Portuguese Republic 0.475% 10/18/2030	EUR	230	199
Romania 2.125% 3/7/2028		130	117
Romania 3.624% 5/26/2030		392	344
Romania 2.00% 1/28/2032		100	72
Romania 2.00% 4/14/2033		200	138
Romania 3.375% 2/8/2038		80	58
Romania 4.625% 4/3/2049		39	30
Romania 3.375% 1/28/2050		73	45
Russian Federation 7.00% 8/16/2023[5,6]	RUB	16,600	77
Russian Federation 2.875% 12/4/2025[5]	EUR	200	90
Russian Federation 4.25% 6/23/2027[5]	USD	200	86
Russian Federation 4.375% 3/21/2029[5]		200	82
Russian Federation 6.90% 5/23/2029[5]	RUB	28,250	123
Russian Federation 7.65% 4/10/2030[5]		38,320	166
Russian Federation 5.90% 3/12/2031[5]		5,620	24
Russian Federation 6.90% 7/23/2031[5]		18,200	79
Russian Federation 8.50% 9/17/2031[5]		5,530	24
Russian Federation 7.70% 3/23/2033[5]		23,030	100
Russian Federation 7.25% 5/10/2034[5]		8,140	35
Serbia (Republic of) 3.125% 5/15/2027	EUR	385	356
Serbia (Republic of) 2.05% 9/23/2036		185	112
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	3,000	157
Spain (Kingdom of) 0% 1/31/2027	EUR	335	317
Spain (Kingdom of) 0.80% 7/30/2027		490	474
Spain (Kingdom of) 0.50% 10/31/2031		395	329
Spain (Kingdom of) 0.70% 4/30/2032		830	693
Tunisia (Republic of) 6.75% 10/31/2023		260	235
Tunisia (Republic of) 6.75% 10/31/2023		150	135
Ukraine 6.876% 5/21/2031[3,5]	USD	250	48
Ukraine 6.876% 5/21/2031[5]		200	38
United Kingdom 2.75% 9/7/2024	GBP	50	60
United Kingdom 1.25% 7/22/2027		410	447
United Kingdom 0.375% 10/22/2030		490	463
United Kingdom 0.25% 7/31/2031		160	145
United Kingdom 1.00% 1/31/2032		1,490	1,427
United Kingdom 4.25% 6/7/2032		1,165	1,474
United Kingdom 3.25% 1/22/2044		174	187
United Kingdom 1.25% 7/31/2051		413	270
United Mexican States, Series M, 5.75% 3/5/2026	MXN	18,200	846
United Mexican States, Series M, 7.50% 6/3/2027		1,950	94
United Mexican States, Series M, 7.75% 5/29/2031		5,000	238
United Mexican States, Series M, 8.00% 11/7/2047		5,120	235
United Mexican States, Series M, 8.00% 7/31/2053		18,880	864
			48,783

U.S. Treasury bonds & notes 12.04%
U.S. Treasury 11.52%
U.S. Treasury 2.50% 3/31/2023	USD	1,182	1,177
U.S. Treasury 2.75% 4/30/2023		1,485	1,477
U.S. Treasury 1.50% 2/29/2024		5,058	4,876
U.S. Treasury 2.50% 4/30/2024		995	967
U.S. Treasury 3.25% 8/31/2024		706	691
U.S. Treasury 1.50% 10/31/2024		1,300	1,232
U.S. Treasury 1.00% 12/15/2024		620	580
U.S. Treasury 1.75% 3/15/2025		98	93
U.S. Treasury 3.00% 7/15/2025		1,016	984

American Funds Insurance Series	165

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.125% 8/15/2025	USD	18	$17
U.S. Treasury 0.25% 8/31/2025		833	749
U.S. Treasury 4.50% 11/15/2025		178	179
U.S. Treasury 0.375% 11/30/2025		50	45
U.S. Treasury 0.50% 2/28/2026		500	446
U.S. Treasury 0.75% 3/31/2026		2,075	1,861
U.S. Treasury 0.875% 6/30/2026		74	66
U.S. Treasury 2.25% 2/15/2027		298	277
U.S. Treasury 1.875% 2/28/2027		6,696	6,133
U.S. Treasury 2.50% 3/31/2027		1,025	962
U.S. Treasury 2.75% 4/30/2027		6,460	6,125
U.S. Treasury 2.75% 7/31/2027		46	43
U.S. Treasury 3.125% 8/31/2027		2,160	2,078
U.S. Treasury 4.125% 9/30/2027		268	269
U.S. Treasury 4.125% 10/31/2027		357	358
U.S. Treasury 2.875% 5/15/2028		1,275	1,204
U.S. Treasury 2.875% 8/15/2028		557	525
U.S. Treasury 0.625% 5/15/2030		823	652
U.S. Treasury 0.625% 8/15/2030		650	512
U.S. Treasury 1.625% 5/15/2031		375	316
U.S. Treasury 1.25% 8/15/2031		395	321
U.S. Treasury 1.375% 11/15/2031		834	680
U.S. Treasury 1.875% 2/15/2032		779	661
U.S. Treasury 2.875% 5/15/2032		640	590
U.S. Treasury 2.75% 8/15/2032		1,279	1,164
U.S. Treasury 4.125% 11/15/2032		195	199
U.S. Treasury 1.875% 2/15/2041[7]		920	652
U.S. Treasury 2.25% 5/15/2041[7]		525	395
U.S. Treasury 2.875% 11/15/2046		400	322
U.S. Treasury 1.25% 5/15/2050		140	76
U.S. Treasury 2.375% 5/15/2051		490	353
U.S. Treasury 2.00% 8/15/2051		560	369
U.S. Treasury 1.875% 11/15/2051[7]		686	437
U.S. Treasury 2.25% 2/15/2052[7]		765	535
U.S. Treasury 2.875% 5/15/2052		273	220
U.S. Treasury 3.00% 8/15/2052		510	423
U.S. Treasury 4.00% 11/15/2052		70	70
			42,361

U.S. Treasury inflation-protected securities 0.52%
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[4]		829	803
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[4]		575	555
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[4]		367	346
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[4]		249	208
			1,912

Total U.S. Treasury bonds & notes			44,273

Corporate bonds, notes & loans 5.64%
Financials 1.80%
ACE INA Holdings, Inc. 3.35% 5/3/2026		10	10
ACE INA Holdings, Inc. 4.35% 11/3/2045		20	17
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[8]	EUR	200	167
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[3,8]	USD	200	204
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[8]	EUR	100	106
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[8]		100	101
Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[8]	USD	200	188
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[8]		500	451
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[8]		160	140

166	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[8]	USD	236	$214
Bank of America Corp. 2.496% 2/13/2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[8]		20	16
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[8]		475	472
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[8]		103	96
Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[8]		175	166
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[8]		310	269
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[8]		110	99
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[8]		29	27
Commonwealth Bank of Australia 2.688% 3/11/2031[3]		225	174
Corebridge Financial, Inc. 3.90% 4/5/2032[3]		59	52
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[8]		160	136
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[8]	EUR	100	95
Goldman Sachs Group, Inc. 1.00% 3/18/2033[9]		210	162
Goldman Sachs Group, Inc. 4.017% 10/31/2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[8]	USD	78	64
Groupe BPCE SA 5.70% 10/22/2023[3]		200	199
Groupe BPCE SA 1.00% 4/1/2025	EUR	100	101
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[8]	USD	200	191
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[8]		186	164
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[8]		160	150
Morgan Stanley 3.125% 7/27/2026		110	103
Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[8]		200	175
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[8]		126	111
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[8]		72	60
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[8]	EUR	510	485
New York Life Insurance Company 3.75% 5/15/2050[3]	USD	23	18
Nordea Bank AB 3.60% 6/6/2025[3]		200	193
Royal Bank of Canada 1.20% 4/27/2026		175	156
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[3,8]		450	442
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[8]		210	195
Wells Fargo & Company 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[8]		400	354
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[8]		100	85
			6,608

Utilities 0.89%
Alabama Power Co. 3.00% 3/15/2052		250	166
CMS Energy Corp. 3.00% 5/15/2026		150	140
Consumers Energy Co. 3.60% 8/15/2032		250	228
Duke Energy Carolinas, LLC 3.05% 3/15/2023		280	279
Duke Energy Progress, LLC 3.70% 9/1/2028		75	71
E.ON SE 1.625% 3/29/2031	EUR	240	216
Edison International 4.125% 3/15/2028	USD	160	149
Enel Finance International SA 1.875% 7/12/2028[3]		200	159
Enersis Américas SA 4.00% 10/25/2026		35	33
Entergy Louisiana, LLC 4.75% 9/15/2052		100	90
Exelon Corp. 3.40% 4/15/2026		150	143
FirstEnergy Corp. 3.50% 4/1/2028[3]		35	32
Florida Power & Light Company 2.875% 12/4/2051		120	81
Interstate Power and Light Co. 2.30% 6/1/2030		50	41
NextEra Energy Capital Holdings, Inc. 2.75% 11/1/2029		232	201
Niagara Mohawk Power Corp. 3.508% 10/1/2024[3]		85	82
Pacific Gas and Electric Co. 2.95% 3/1/2026		25	23
Pacific Gas and Electric Co. 2.10% 8/1/2027		100	86

American Funds Insurance Series	167

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 3.00% 6/15/2028	USD	140	$121
Pacific Gas and Electric Co. 4.65% 8/1/2028		114	105
Pacific Gas and Electric Co. 4.55% 7/1/2030		31	28
Pacific Gas and Electric Co. 2.50% 2/1/2031		600	467
Pacific Gas and Electric Co. 3.25% 6/1/2031		50	41
Pacific Gas and Electric Co. 3.50% 8/1/2050		137	86
Xcel Energy, Inc. 3.35% 12/1/2026		216	203
			3,271

Consumer discretionary 0.62%
Amazon.com, Inc. 2.80% 8/22/2024		45	44
Bayerische Motoren Werke AG 3.90% 4/9/2025[3]		70	69
Bayerische Motoren Werke AG 4.15% 4/9/2030[3]		70	67
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[3]		150	140
General Motors Financial Co. 2.40% 4/10/2028		150	126
Hyundai Capital America 1.50% 6/15/2026[3]		250	217
Hyundai Capital America 2.375% 10/15/2027[3]		109	93
Hyundai Capital Services, Inc. 3.75% 3/5/2023[3]		250	249
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[3]		222	239
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[3]		185	148
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[3]		70	70
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[3]		59	61
Stellantis Finance US, Inc. 5.625% 1/12/2028[3]		400	397
Stellantis Finance US, Inc. 2.691% 9/15/2031[3]		200	153
Toyota Motor Credit Corp. 3.375% 4/1/2030		33	30
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[8]	EUR	200	175
			2,278

Health care 0.45%
Aetna, Inc. 2.80% 6/15/2023	USD	10	10
Amgen, Inc. 1.90% 2/21/2025		40	37
Amgen, Inc. 2.20% 2/21/2027		30	27
Amgen, Inc. 4.20% 3/1/2033		280	260
AstraZeneca Finance, LLC 2.25% 5/28/2031		69	57
AstraZeneca PLC 3.50% 8/17/2023		150	149
Becton, Dickinson and Company 3.734% 12/15/2024		10	10
Becton, Dickinson and Company 3.70% 6/6/2027		43	41
Becton, Dickinson and Company 2.823% 5/20/2030		28	24
Becton, Dickinson and Company 4.298% 8/22/2032		320	300
Cigna Corp. 4.125% 11/15/2025		80	78
EMD Finance, LLC 3.25% 3/19/2025[3]		250	240
Stryker Corp. 0.75% 3/1/2029	EUR	210	188
Takeda Pharmaceutical Company, Ltd. 2.25% 11/21/2026		100	102
UnitedHealth Group, Inc. 4.00% 5/15/2029	USD	135	129
			1,652

Communication services 0.42%
AT&T, Inc. 2.75% 6/1/2031		375	312
AT&T, Inc. 2.55% 12/1/2033		64	49
Comcast Corp. 0% 9/14/2026	EUR	100	94
Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD	45	56
Netflix, Inc. 3.875% 11/15/2029[9]	EUR	200	201
Orange SA 9.00% 3/1/2031[8]	USD	65	80
T-Mobile US, Inc. 2.05% 2/15/2028		200	172
Verizon Communications, Inc. 0.375% 3/22/2029	EUR	140	121

168	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Verizon Communications, Inc. 2.55% 3/21/2031	USD	325	$268
Verizon Communications, Inc. 0.75% 3/22/2032	EUR	100	80
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[3]	USD	168	129
			1,562

Information technology 0.38%
Apple, Inc. 3.35% 8/8/2032		580	528
Broadcom, Inc. 4.00% 4/15/2029[3]		21	19
Broadcom, Inc. 4.15% 11/15/2030		70	63
Broadcom, Inc. 3.419% 4/15/2033[3]		53	43
Broadcom, Inc. 3.137% 11/15/2035[3]		15	11
Lenovo Group, Ltd. 5.875% 4/24/2025		269	262
Mastercard, Inc. 2.00% 11/18/2031		102	82
Microsoft Corp. 2.40% 8/8/2026		187	175
Oracle Corp. 2.65% 7/15/2026		216	199
			1,382

Industrials 0.32%
Boeing Company 4.508% 5/1/2023		400	399
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		164	111
Carrier Global Corp. 2.242% 2/15/2025		6	6
Carrier Global Corp. 2.493% 2/15/2027		7	6
CSX Corp. 3.80% 4/15/2050		6	5
CSX Corp. 2.50% 5/15/2051		75	46
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[3]		95	92
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[3]		200	181
Singapore Airlines, Ltd. 3.375% 1/19/2029		200	181
United Technologies Corp. 4.125% 11/16/2028		170	163
			1,190

Consumer staples 0.26%
Altria Group, Inc. 2.20% 6/15/2027	EUR	270	260
Anheuser-Busch InBev NV 4.00% 4/13/2028	USD	100	95
Anheuser-Busch InBev NV 4.75% 1/23/2029		220	218
British American Tobacco PLC 3.215% 9/6/2026		62	57
British American Tobacco PLC 4.70% 4/2/2027		67	64
British American Tobacco PLC 3.557% 8/15/2027		105	96
British American Tobacco PLC 3.462% 9/6/2029		75	65
Philip Morris International, Inc. 5.75% 11/17/2032		110	113
			968

Energy 0.24%
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		161	136
Halliburton Company 3.80% 11/15/2025		2	2
Kinder Morgan, Inc. 4.30% 6/1/2025		165	162
Petróleos Mexicanos 6.75% 9/21/2047		107	69
Qatar Petroleum 3.125% 7/12/2041[3]		270	208
Statoil ASA 3.70% 3/1/2024		50	49
TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[8]		288	275
			901

Real estate 0.14%
American Tower Corp. 0.875% 5/21/2029	EUR	250	214
Equinix, Inc. 2.15% 7/15/2030	USD	176	140
Essex Portfolio, LP 3.50% 4/1/2025		120	116
Essex Portfolio, LP 3.375% 4/15/2026		40	38
			508

American Funds Insurance Series	169

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Corporate bonds, notes & loans (continued)
Materials 0.12%
Celanese US Holdings, LLC 5.337% 1/19/2029	EUR	300		$305
Celanese US Holdings, LLC 6.379% 7/15/2032	USD	50		48
Vale Overseas, Ltd. 3.75% 7/8/2030		94		82
				435

Total corporate bonds, notes & loans				20,755

Mortgage-backed obligations 2.58%
Federal agency mortgage-backed obligations 1.56%
Fannie Mae Pool #FM7100 3.50% 6/1/2050[10]		350		324
Fannie Mae Pool #CB2402 2.50% 12/1/2051[10]		315		267
Fannie Mae Pool #BV9612 2.50% 4/1/2052[10]		271		230
Fannie Mae Pool #FS2555 4.50% 7/1/2052[10]		148		143
Fannie Mae Pool #MA4732 4.00% 9/1/2052[10]		471		442
Fannie Mae Pool #BW3812 4.50% 9/1/2052[10]		120		116
Fannie Mae Pool #MA4784 4.50% 10/1/2052[10]		135		130
Fannie Mae Pool #BW7796 5.00% 10/1/2052[10]		840		829
Fannie Mae Pool #BW1299 4.00% 11/1/2052[10]		57		53
Fannie Mae Pool #BW1385 4.00% 12/1/2052[10]		290		272
Freddie Mac Pool #ZJ9038 5.00% 6/1/2023[10]		—	[11]	—	[11]
Freddie Mac Pool #QE8253 4.50% 8/1/2052[10]		200		193
Freddie Mac Pool #SD8256 4.00% 10/1/2052[10]		100		94
Freddie Mac Pool #SD8257 4.50% 10/1/2052[10]		513		494
Freddie Mac Pool #QF2182 4.50% 10/1/2052[10]		84		81
Freddie Mac Pool #QF3955 4.00% 12/1/2052[10]		238		224
Freddie Mac Pool #SD8275 4.50% 12/1/2052[10]		75		72
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[10]		580		546
Government National Mortgage Assn. 3.50% 1/1/2053[10,12]		1,350		1,241
				5,751

Other mortgage-backed securities 1.02%
Nordea Kredit 0.50% 10/1/2040[10]	DKK	1,615		181
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037[10]		502		62
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[10]		7,234		809
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[10]		1,281		158
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[10]		20,442		2,228
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[10]		1,365		136
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[10]		590		63
Nykredit Realkredit AS, Series 01E, 1.00% 10/1/2053[10]		862		90
Realkredit Danmark AS 1.00% 10/1/2053[10]		194		20
				3,747

Total mortgage-backed obligations				9,498

Asset-backed obligations 0.63%
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 4.958% 12/18/2025[10,13]	USD	203		203
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 4.577% 9/15/2025[10,13]		128		128
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[10]		56		56
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[10]		66		66
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.407% 2/15/2025[10,13]		111		111
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 4.536% 10/21/2024[10,13]		110		110
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.408% 9/16/2025[10,13]		121		121
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 4.387% 5/15/2025[10,13]		120		120

170	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[10]	USD	302	$295
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 4.487% 8/15/2024[10,13]		283	283
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[10]		193	193
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 4.377% 8/15/2025[10,13]		40	40
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[8,10]		250	245
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[10]		155	153
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[3,10]		181	180
			2,304

Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		100	72

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		80	57

Total municipals			129

Total bonds, notes & other debt instruments (cost: $141,023,000)			125,742

Short-term securities 4.34%	Weighted average yield at acquisition
Commercial paper 3.27%
British Columbia (Province of) 1/23/2023	3.996%	2,560	2,553
KfW 1/27/2023[3]	3.890	4,500	4,485
Toronto-Dominion Bank 1/27/2023[3]	4.132	5,000	4,983
			12,021

		Shares
Money market investments 1.07%
Capital Group Central Cash Fund 4.31%[2,14]		39,285	3,928

Total short-term securities (cost: $15,953,000)			15,949
Total investment securities 99.35% (cost: $359,847,000)			365,361
Other assets less liabilities 0.65%			2,399

Net assets 100.00%			$367,760

American Funds Insurance Series	171

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	5	March 2023	USD1,025	$1
5 Year Euro-Bobl Futures	Long	49	March 2023	6,071	(205)
5 Year U.S. Treasury Note Futures	Long	95	March 2023	10,253	(8)
10 Year Euro-Bund Futures	Long	14	March 2023	1,992	(128)
10 Year Italy Government Bond Futures	Short	1	March 2023	(116)	9
10 Year Japanese Government Bond Futures	Short	1	March 2023	(1,108)	23
10 Year Australian Treasury Bond Futures	Long	4	March 2023	315	(19)
10 Year Ultra U.S. Treasury Note Futures	Long	6	March 2023	710	(6)
10 Year U.S. Treasury Note Futures	Short	6	March 2023	(674)	4
10 Year UK Gilt Futures	Short	2	March 2023	(241)	15
20 Year U.S. Treasury Bond Futures	Long	4	March 2023	501	(11)
30 Year Euro-Buxl Futures	Long	2	March 2023	290	(54)
30 Year Ultra U.S. Treasury Bond Futures	Short	6	March 2023	(806)	6
					$(373)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
KRW	1,761,900	USD	1,337	Citibank	1/9/2023	$63
USD	687	KRW	894,770	Bank of America	1/9/2023	(23)
EUR	2,560	DKK	19,040	Standard Chartered Bank	1/10/2023	(1)
USD	203	NZD	320	HSBC Bank	1/10/2023	(1)
SEK	1,270	USD	122	UBS AG	1/10/2023	(1)
USD	511	MYR	2,250	JPMorgan Chase	1/10/2023	(3)
USD	640	AUD	950	HSBC Bank	1/10/2023	(7)
USD	445	MXN	8,853	Goldman Sachs	1/10/2023	(8)
EUR	4,105	USD	4,324	Goldman Sachs	1/12/2023	74
CAD	1,450	USD	1,063	HSBC Bank	1/12/2023	8
USD	74	CAD	100	HSBC Bank	1/12/2023	— [11]
NZD	470	USD	299	Morgan Stanley	1/12/2023	(1)
USD	1,585	EUR	1,500	BNP Paribas	1/12/2023	(21)
JPY	169,239	USD	1,256	Bank of America	1/13/2023	35
JPY	89,090	USD	656	Bank of America	1/13/2023	24
USD	278	COP	1,337,640	Citibank	1/13/2023	3
USD	563	CAD	760	Standard Chartered Bank	1/13/2023	2
USD	98	GBP	80	Morgan Stanley	1/13/2023	1
GBP	240	USD	292	Bank of New York Mellon	1/13/2023	(2)
USD	303	MXN	6,020	UBS AG	1/13/2023	(5)
JPY	466,020	USD	3,428	Standard Chartered Bank	1/20/2023	133
JPY	81,321	AUD	890	HSBC Bank	1/20/2023	15
JPY	51,480	USD	380	Standard Chartered Bank	1/20/2023	14
USD	112	CLP	100,000	Bank of America	1/23/2023	(6)
USD	564	BRL	3,025	Citibank	1/23/2023	(7)
JPY	118,440	USD	821	Standard Chartered Bank	1/27/2023	85
JPY	172,080	USD	1,271	BNP Paribas	1/27/2023	46
JPY	45,290	USD	313	UBS AG	1/27/2023	33
JPY	78,800	USD	585	Goldman Sachs	1/27/2023	18
PLN	4,260	USD	922	Citibank	2/2/2023	47

172	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	(depreciation) at 12/31/2022 (000)
USD	245	PLN	1,150	UBS AG	2/2/2023	$(17)
USD	420	PLN	1,940	Citibank	2/2/2023	(21)
PLN	1,940	USD	468	BNP Paribas	2/2/2023	(26)
KRW	405,540	USD	307	Standard Chartered Bank	2/28/2023	16
CNH	8,530	USD	1,218	Standard Chartered Bank	3/6/2023	22
JPY	76,110	USD	565	BNP Paribas	3/6/2023	20
EUR	720	USD	757	Bank of America	3/6/2023	17
KRW	347,180	USD	267	HSBC Bank	3/6/2023	10
						$536

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	375	$(6)	$—	$(6)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		3,197	(51)	—	(51)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		1,178	(20)	—	(20)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		2,945	(48)	—	(48)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		486	(8)	—	(8)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		486	(8)	—	(8)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		533	(9)	—	(9)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		1,001	(17)	—	(17)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		1,000	(18)	—	(18)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		1,019	(19)	—	(19)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		1,023	(19)	—	(19)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		904	(17)	—	(17)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		1,031	(20)	—	(20)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		1,029	(19)	—	(19)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		1,029	(19)	—	(19)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		1,144	(21)	—	(21)
3.7697%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/6/2023		5,500	(47)	—	(47)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(24)	—	(24)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(24)	—	(24)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		123	(2)	—	(2)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP	3,050	(77)	—	(77)
2.42%	Annual	SONIA	Annual	5/5/2024		6,100	(160)	—	(160)
2.9588%	Annual	SONIA	Annual	6/9/2024		4,180	(84)	—	(84)
SONIA	Annual	5.6325%	Annual	9/25/2024		7,720	(88)	—	(88)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,000	(7)	—	(7)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026		2,600	(10)	—	(10)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		3,200	(12)	—	(12)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,600	(31)	—	(31)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,900	(32)	—	(32)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026		11,300	(42)	—	(42)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		2,500	(6)	—	(6)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		3,701	(8)	—	(8)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026		6,100	(13)	—	(13)

American Funds Insurance Series	173

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
7.64%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	6,000	$(13)	$—	$(13)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		7,639	(18)	—	(18)
9.07%	28-day	28-day MXN-TIIE	28-day	4/28/2027		20,400	8	—	8
							$(1,009)	$—	$(1,009)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)		[15]	Value at 12/31/2022 (000)	[16]	Upfront premium paid (000)	Unrealized appreciation at 12/31/2022 (000)
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027	USD	2,580		$20		$13	$7

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 1.50%
Capital Group Central Corporate Bond Fund	$—	$5,481	$—	$—	$51	$5,532	$50
Short-term securities 1.07%
Money market investments 1.07%
Capital Group Central Cash Fund 4.31%[14]	1,127	144,034	141,236	3	—	3,928	343
Total 2.57%				$3	$51	$9,460	$393

Restricted securities9

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Netflix, Inc. 3.875% 11/15/2029	7/11/20222-7/12/2022	$191	$201	.06%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	251	162	.04
Total		$442	$363	.10%

174	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

[1]	Security did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,344,000, which represented 3.90% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Value determined using significant unobservable inputs.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $758,000, which represented .21% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $363,000, which represented .10% of the net assets of the fund.
[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Amount less than one thousand.
[12]	Purchased on a TBA basis.
[13]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[14]	Rate represents the seven-day yield at 12/31/2022.
[15]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[16]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NZD = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

TIIE = Equilibrium Interbank Interest Rate

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	175

The Bond Fund of America

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 95.37%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 34.59%
Financials 9.65%
ACE INA Holdings, Inc. 3.35% 5/3/2026	USD	2,025	$1,941
ACE INA Holdings, Inc. 4.35% 11/3/2045		2,220	1,933
AerCap Ireland Capital DAC 1.65% 10/29/2024		5,996	5,535
AerCap Ireland Capital DAC 6.50% 7/15/2025		1,798	1,824
AerCap Ireland Capital DAC 1.75% 1/30/2026		2,841	2,503
AerCap Ireland Capital DAC 2.45% 10/29/2026		10,289	9,010
AerCap Ireland Capital DAC 3.00% 10/29/2028		10,345	8,686
AerCap Ireland Capital DAC 3.30% 1/30/2032		11,338	8,891
AerCap Ireland Capital DAC 3.40% 10/29/2033		5,120	3,896
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,254	891
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.15% 10/29/2023		3,130	3,013
Ally Financial, Inc. 5.125% 9/30/2024		1,500	1,486
Ally Financial, Inc. 8.00% 11/1/2031		8,075	8,418
American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[1]		4,501	4,265
Arthur J. Gallagher & Co. 3.50% 5/20/2051		1,073	754
Banco Santander, SA 5.147% 8/18/2025		4,000	3,960
Banco Santander, SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[1]		1,400	1,198
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		1,970	1,818
Bank of America Corp. 1.658% 3/11/2027 (USD-SOFR + 0.91% on 3/11/2026)[1]		981	869
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		7,989	7,009
Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[1]		2,635	2,524
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[1]		11,107	10,866
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[1]		1,502	1,553
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[1]		10,129	9,189
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[1]		2,773	2,338
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[1]		21,177	16,224
Bank of America Corp. 2.687% 4/22/2032 (USD-SOFR + 1.32% on 4/22/2031)[1]		8,343	6,698
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		36,155	27,930
Bank of America Corp. 2.572% 10/20/2032 (USD-SOFR + 1.21% on 10/20/2031)[1]		2,613	2,053
Bank of America Corp. 2.972% 2/4/2033 (USD-SOFR + 1.33% on 2/4/2032)[1]		4,089	3,305
Bank of America Corp. 4.571% 4/27/2033 (USD-SOFR + 1.83% on 4/27/2032)[1]		10,180	9,340
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[1]		7,947	7,568
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[1,2]		4,850	4,814
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		4,525	4,496
BNP Paribas SA 1.323% 1/13/2027 (USD-SOFR + 1.004% on 1/13/2026)[1,2]		7,581	6,634
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[1,2]		13,134	11,569
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]		3,594	2,936
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]		4,177	3,276
Canadian Imperial Bank of Commerce (CIBC) 3.60% 4/7/2032		1,303	1,152
Capital One Financial Corp. 1.343% 12/6/2024 (USD-SOFR + 0.69% on 12/6/2023)[1]		4,525	4,334
Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[1]		2,430	2,382
Capital One Financial Corp. 4.927% 5/10/2028 (USD-SOFR + 2.057% on 5/10/2027)[1]		4,650	4,509
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		1,126	880
CIT Group, Inc. 3.929% 6/19/2024 (USD-SOFR + 3.827% on 6/19/2023)[1]		5,410	5,364
Citigroup, Inc. 4.60% 3/9/2026		1,800	1,770
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[1]		8,740	7,591
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[1]		5,520	4,984
Citigroup, Inc. 4.658% 5/24/2028 (USD-SOFR + 1.887% on 5/24/2027)[1]		3,386	3,282
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[1]		1,030	834
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[1]		5,350	4,590
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[1]		1,718	1,614
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[1]		2,781	2,878
Corebridge Financial, Inc. 3.50% 4/4/2025[2]		1,439	1,381
Corebridge Financial, Inc. 3.65% 4/5/2027[2]		4,493	4,195
Corebridge Financial, Inc. 3.85% 4/5/2029[2]		5,794	5,289
Corebridge Financial, Inc. 3.90% 4/5/2032[2]		5,959	5,221
Corebridge Financial, Inc. 4.35% 4/5/2042[2]		361	298

176	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Corebridge Financial, Inc. 4.40% 4/5/2052[2]	USD	1,352	$1,078
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]		4,450	4,060
Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[1,2]		2,450	2,145
Credit Suisse Group AG 3.80% 6/9/2023		15,327	14,927
Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[1,2]		850	752
Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[1,2]		7,609	6,505
Credit Suisse Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[1,2]		11,200	8,973
Credit Suisse Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[1,2]		1,265	1,154
Credit Suisse Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]		5,476	4,262
Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]		7,369	5,106
Credit Suisse Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)[1,2]		576	507
Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[1,2]		6,658	6,835
Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)[1,2]		2,990	2,565
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,2]		2,975	2,740
Deutsche Bank AG 3.95% 2/27/2023		6,350	6,328
Deutsche Bank AG 0.898% 5/28/2024		2,500	2,339
Deutsche Bank AG 3.70% 5/30/2024		5,150	5,007
Deutsche Bank AG 2.222% 9/18/2024 (USD-SOFR + 2.159% on 9/18/2023)[1]		10,475	10,120
Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)[1]		3,673	3,512
Deutsche Bank AG 4.10% 1/13/2026		7,305	7,029
Deutsche Bank AG 4.10% 1/13/2026		857	824
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		41,608	36,749
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		4,315	3,664
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[1]		7,258	6,179
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[1]		2,900	2,331
Discover Financial Services 6.70% 11/29/2032		1,475	1,504
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[1,2]		1,200	1,045
GE Capital Funding, LLC 4.55% 5/15/2032		973	927
Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)[1]		3,030	2,660
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		13,275	11,468
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[1]		13,961	12,226
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[1]		1,758	1,568
Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[1]		7,403	6,907
Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[1]		1,534	1,473
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[1]		9,600	8,786
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[1]		10,422	8,490
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[1]		3,160	2,161
Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD-LIBOR + 3.834% on 11/10/2026)[1]		1,750	1,665
Groupe BPCE SA 2.75% 1/11/2023[2]		6,875	6,871
Groupe BPCE SA 5.70% 10/22/2023[2]		28,166	27,963
Groupe BPCE SA 5.15% 7/21/2024[2]		5,481	5,369
Groupe BPCE SA 1.625% 1/14/2025[2]		2,980	2,776
Groupe BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]		6,350	5,649
Groupe BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[1,2]		6,195	5,908
HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[1]		5,270	4,571
HSBC Holdings PLC 4.583% 6/19/2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[1]		6,410	5,913
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[1]		5,917	4,786
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[1]		5,250	4,074
HSBC Holdings PLC 5.402% 8/11/2033 (USD-SOFR + 2.87% on 8/11/2032)[1]		3,595	3,339
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		669	585
Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027		6,335	5,422
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[3]		2,750	2,741
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[3]		397	374
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		6,669	6,328

American Funds Insurance Series	177

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD	480	$444
Huarong Finance II Co., Ltd. 4.625% 6/3/2026		200	177
Huarong Finance II Co., Ltd. 4.875% 11/22/2026		2,106	1,886
Intercontinental Exchange, Inc. 4.35% 6/15/2029		8,710	8,433
Intercontinental Exchange, Inc. 4.60% 3/15/2033		4,601	4,408
Intercontinental Exchange, Inc. 4.95% 6/15/2052		5,327	4,963
Intesa Sanpaolo SpA 3.375% 1/12/2023[2]		10,035	10,030
Intesa Sanpaolo SpA 5.017% 6/26/2024[2]		68,143	65,545
Intesa Sanpaolo SpA 3.25% 9/23/2024[2]		770	731
Intesa Sanpaolo SpA 5.71% 1/15/2026[2]		15,400	14,816
Intesa Sanpaolo SpA 3.875% 7/14/2027[2]		6,250	5,581
Intesa Sanpaolo SpA 3.875% 1/12/2028[2]		1,986	1,753
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[2]		2,060	1,714
JPMorgan Chase & Co. 0.969% 6/23/2025 (USD-SOFR + 0.58% on 6/23/2024)[1]		5,870	5,475
JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[1]		11,105	10,289
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[1]		3,620	3,518
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[1]		1,832	1,612
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[1]		5,965	5,172
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[1]		4,350	3,941
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[1]		12,080	11,555
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[1]		8,465	8,265
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[1]		9,600	8,729
JPMorgan Chase & Co. 2.069% 6/1/2029 (USD-SOFR + 1.015% on 6/1/2028)[1]		2,453	2,053
JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[1]		11,980	11,186
JPMorgan Chase & Co. 2.522% 4/22/2031 (USD-SOFR + 2.04% on 4/22/2030)[1]		1,766	1,449
JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[1]		4,802	3,858
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[1]		5,313	4,213
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[1]		553	452
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[1]		1,907	1,771
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		5,475	5,229
Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[1]		2,415	2,128
Keb Hana Bank 3.25% 3/30/2027[2]		1,315	1,227
Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[1]		2,675	2,493
Marsh & McLennan Companies, Inc. 2.375% 12/15/2031		367	297
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		505	326
MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[1,2]		1,405	1,521
MetLife, Inc. 3.60% 11/13/2025		3,490	3,395
MetLife, Inc. 5.00% 7/15/2052		165	158
Mitsubishi UFJ Financial Group, Inc. 0.962% 10/11/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[1]		2,960	2,724
Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[1]		6,200	5,383
Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[1]		2,225	1,930
Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[1]		2,970	2,618
Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[1]		2,945	2,781
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[1]		1,197	1,146
Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[1]		4,615	4,026
Mizuho Financial Group, Inc. 5.669% 9/13/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)[1]		2,390	2,379
Morgan Stanley 0.791% 1/22/2025 (USD-SOFR + 0.509% on 1/22/2024)[1]		3,065	2,901
Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[1]		2,300	2,200

178	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[1]	USD	10,488	$9,114
Morgan Stanley 4.21% 4/20/2028 (USD-SOFR + 1.61% on 4/20/2027)[1]		3,671	3,497
Morgan Stanley 6.296% 10/18/2028 (USD-SOFR + 2.44% on 10/18/2027)[1]		2,007	2,075
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[1]		26,412	20,326
Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[1]		2,813	2,209
Morgan Stanley 2.943% 1/21/2033 (USD-SOFR + 1.29% on 1/21/2032)[1]		6,616	5,369
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[1]		3,375	3,181
Morgan Stanley 6.342% 10/18/2033 (USD-SOFR + 2.565% on 10/18/2032)[1]		3,810	4,004
Morgan Stanley 5.297% 4/20/2037 (USD-SOFR + 2.62% on 4/20/2032)[1]		2,286	2,096
MSCI, Inc. 3.25% 8/15/2033[2]		2,750	2,128
Navient Corp. 6.75% 6/25/2025		425	409
OneMain Holdings, Inc. 7.125% 3/15/2026		250	238
Rede D’Or Finance SARL 4.50% 1/22/2030[2]		1,572	1,355
Santander Holdings USA, Inc. 3.50% 6/7/2024		8,325	8,092
Santander Holdings USA, Inc. 2.49% 1/6/2028[1]		3,625	3,115
State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[1]		1,640	1,520
Sumitomo Mitsui Banking Corp. 2.174% 1/14/2027		1,100	977
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]		1,530	971
Synchrony Financial 4.375% 3/19/2024		3,640	3,576
Toronto-Dominion Bank 1.95% 1/12/2027		1,060	946
Travelers Companies, Inc. 2.55% 4/27/2050		768	478
U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)[1]		2,440	2,387
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[1,2]		4,000	3,446
UniCredit SpA 4.625% 4/12/2027[2]		1,395	1,307
UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[1,2]		16,130	14,182
Vigorous Champion International, Ltd. 4.25% 5/28/2029		462	415
Wells Fargo & Company 2.406% 10/30/2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]		20,480	19,382
Wells Fargo & Company 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[1]		3,524	3,428
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		9,236	8,569
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[1]		7,450	7,289
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[1]		7,665	6,478
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[1]		3,675	3,500
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		20,666	17,607
Willis North America, Inc. 4.65% 6/15/2027		1,290	1,248
			986,796

Utilities 4.42%
AEP Texas, Inc. 3.45% 5/15/2051		1,475	1,048
Alabama Power Co. 3.00% 3/15/2052		3,697	2,458
Alfa Desarrollo SpA 4.55% 9/27/2051[2]		1,001	763
Ameren Corp. 4.50% 3/15/2049		2,875	2,634
Baltimore Gas & Electric 4.55% 6/1/2052		525	467
Berkshire Hathaway Energy Company 4.50% 2/1/2045		5,895	5,161
Comisión Federal de Electricidad 4.688% 5/15/2029[2]		3,655	3,249
Comisión Federal de Electricidad 3.875% 7/26/2033[2]		1,340	1,019
Connecticut Light and Power Co. 2.05% 7/1/2031		1,775	1,430
Consumers Energy Co. 4.05% 5/15/2048		1,413	1,173
Consumers Energy Co. 3.75% 2/15/2050		5,625	4,416
Consumers Energy Co. 3.10% 8/15/2050		4,123	2,883
Consumers Energy Co. 3.50% 8/1/2051		235	178
Duke Energy Corp. 3.75% 4/15/2024		3,826	3,760
Duke Energy Corp. 4.50% 8/15/2032		7,811	7,340
Duke Energy Corp. 3.50% 6/15/2051		1,139	796
Duke Energy Florida, LLC 3.40% 10/1/2046		5,669	4,098
Duke Energy Florida, LLC 3.00% 12/15/2051		711	480
Duke Energy Florida, LLC 5.95% 11/15/2052		575	616

American Funds Insurance Series	179

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Progress, LLC 3.70% 9/1/2028	USD	3,750	$3,530
Duke Energy Progress, LLC 2.00% 8/15/2031		1,775	1,407
Duke Energy Progress, LLC 2.50% 8/15/2050		644	389
Edison International 3.55% 11/15/2024		6,850	6,618
Edison International 4.95% 4/15/2025		175	172
Edison International 5.75% 6/15/2027		3,181	3,196
Edison International 4.125% 3/15/2028		3,644	3,387
Edison International 6.95% 11/15/2029		2,525	2,643
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]	EUR	2,800	2,346
Emera US Finance, LP 0.833% 6/15/2024	USD	600	560
Emera US Finance, LP 2.639% 6/15/2031		4,400	3,456
Enel Società per Azioni 8.75% 9/24/2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,2]		1,000	1,003
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[2]		1,310	1,143
Entergy Louisiana, LLC 4.20% 9/1/2048		6,325	5,207
Entergy Louisiana, LLC 4.75% 9/15/2052		1,525	1,377
Eversource Energy 3.80% 12/1/2023		5,000	4,945
FirstEnergy Corp. 1.60% 1/15/2026		20,066	17,774
FirstEnergy Corp. 3.50% 4/1/2028[2]		2,400	2,191
FirstEnergy Corp. 4.10% 5/15/2028[2]		425	401
FirstEnergy Corp. 2.65% 3/1/2030		12,524	10,234
FirstEnergy Corp. 2.25% 9/1/2030		13,707	10,904
FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)[1]		12,178	11,355
FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]		4,000	3,498
Florida Power & Light Company 2.45% 2/3/2032		4,890	4,087
Florida Power & Light Company 2.875% 12/4/2051		9,334	6,305
Georgia Power Co. 3.70% 1/30/2050		275	206
Interchile SA 4.50% 6/30/2056[2]		465	385
Israel Electric Corp., Ltd. 4.25% 8/14/2028[2]		10,190	9,649
Israel Electric Corp., Ltd. 3.75% 2/22/2032[2]		340	299
ITC Holdings Corp. 3.35% 11/15/2027		1,118	1,031
Jersey Central Power & Light Co. 2.75% 3/1/2032[2]		525	425
Mississippi Power Co. 4.25% 3/15/2042		5,020	4,093
Monongahela Power Co. 3.55% 5/15/2027[2]		1,700	1,600
NextEra Energy Capital Holdings, Inc. 1.875% 1/15/2027		2,772	2,457
Northern States Power Co. 4.50% 6/1/2052		3,328	3,035
Oncor Electric Delivery Company, LLC 4.15% 6/1/2032[2]		1,035	980
Oncor Electric Delivery Company, LLC 4.55% 9/15/2032[2]		975	958
Pacific Gas and Electric Co. 3.25% 6/15/2023		5,615	5,554
Pacific Gas and Electric Co. 3.40% 8/15/2024		2,000	1,920
Pacific Gas and Electric Co. 3.15% 1/1/2026		27,543	25,623
Pacific Gas and Electric Co. 2.95% 3/1/2026		10,850	9,956
Pacific Gas and Electric Co. 3.30% 3/15/2027		5,850	5,212
Pacific Gas and Electric Co. 3.30% 12/1/2027		12,289	10,865
Pacific Gas and Electric Co. 3.75% 7/1/2028		13,075	11,621
Pacific Gas and Electric Co. 4.65% 8/1/2028		7,900	7,278
Pacific Gas and Electric Co. 4.55% 7/1/2030		35,299	32,078
Pacific Gas and Electric Co. 2.50% 2/1/2031		19,695	15,326
Pacific Gas and Electric Co. 3.25% 6/1/2031		1,300	1,060
Pacific Gas and Electric Co. 3.30% 8/1/2040		8,898	6,055
Pacific Gas and Electric Co. 3.75% 8/15/2042		9,466	6,383
Pacific Gas and Electric Co. 4.75% 2/15/2044		336	258
Pacific Gas and Electric Co. 3.50% 8/1/2050		6,836	4,272
Public Service Electric and Gas Co. 3.20% 5/15/2029		6,000	5,456
Public Service Electric and Gas Co. 1.90% 8/15/2031		775	618
Public Service Electric and Gas Co. 3.10% 3/15/2032		7,500	6,577
Puget Energy, Inc. 3.65% 5/15/2025		300	286
Southern California Edison Co. 4.20% 3/1/2029		11,000	10,485
Southern California Edison Co. 2.85% 8/1/2029		8,200	7,144
Southern California Edison Co. 2.50% 6/1/2031		5,149	4,256

180	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 5.95% 11/1/2032	USD	1,100	$1,166
Southern California Edison Co. 5.75% 4/1/2035		4,549	4,546
Southern California Edison Co. 5.35% 7/15/2035		6,450	6,267
Southern California Edison Co. 5.625% 2/1/2036		7,051	6,888
Southern California Edison Co. 5.55% 1/15/2037		3,844	3,774
Southern California Edison Co. 5.95% 2/1/2038		5,121	5,188
Southern California Edison Co. 4.00% 4/1/2047		9,402	7,391
Southern California Edison Co. 4.125% 3/1/2048		5,765	4,628
Southern California Edison Co. 4.875% 3/1/2049		555	491
Southern California Edison Co. 3.65% 2/1/2050		8,086	5,943
Southern California Edison Co., Series C, 3.60% 2/1/2045		2,717	1,960
Southwestern Electric Power Co. 1.65% 3/15/2026		3,550	3,179
Southwestern Electric Power Co. 3.25% 11/1/2051		2,270	1,502
Union Electric Co. 2.15% 3/15/2032		3,175	2,518
Virginia Electric and Power Co. 2.30% 11/15/2031		2,425	1,958
Virginia Electric and Power Co. 2.40% 3/30/2032		5,345	4,333
WEC Energy Group, Inc. 2.20% 12/15/2028		1,575	1,336
Wisconsin Electric Power Co. 2.85% 12/1/2051		375	241
Wisconsin Power and Light Co. 1.95% 9/16/2031		525	413
Wisconsin Power and Light Co. 3.65% 4/1/2050		1,075	793
Xcel Energy, Inc. 3.30% 6/1/2025		5,650	5,428
Xcel Energy, Inc. 1.75% 3/15/2027		5,660	4,966
Xcel Energy, Inc. 2.60% 12/1/2029		2,925	2,504
Xcel Energy, Inc. 2.35% 11/15/2031		9,059	7,263
Xcel Energy, Inc. 4.60% 6/1/2032		11,675	11,185
			451,359

Consumer discretionary 4.21%
Allied Universal Holdco, LLC 4.625% 6/1/2028[2]		335	277
Amazon.com, Inc. 3.30% 4/13/2027		1,760	1,673
Amazon.com, Inc. 1.65% 5/12/2028		3,860	3,321
Amazon.com, Inc. 3.45% 4/13/2029		1,305	1,222
Amazon.com, Inc. 3.60% 4/13/2032		6,830	6,271
Amazon.com, Inc. 2.875% 5/12/2041		650	488
Amazon.com, Inc. 3.10% 5/12/2051		9,380	6,727
Amazon.com, Inc. 3.95% 4/13/2052		1,635	1,362
Amazon.com, Inc. 3.25% 5/12/2061		4,100	2,828
Amazon.com, Inc. 4.10% 4/13/2062		470	391
Atlas LuxCo 4 SARL 4.625% 6/1/2028[2]		255	207
Bath & Body Works, Inc. 6.875% 11/1/2035		740	659
Bayerische Motoren Werke AG 1.25% 8/12/2026[2]		100	88
Bayerische Motoren Werke AG 3.45% 4/1/2027[2]		1,075	1,016
Bayerische Motoren Werke AG 1.95% 8/12/2031[2]		620	486
Bayerische Motoren Werke AG 3.70% 4/1/2032[2]		1,350	1,210
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[2]		3,015	2,898
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[2]		4,950	4,597
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[2]		1,750	1,680
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]		4,140	3,875
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]		3,975	3,348
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]		9,625	7,486
DaimlerChrysler North America Holding Corp. 3.35% 2/22/2023[2]		2,000	1,993
DaimlerChrysler North America Holding Corp. 1.75% 3/10/2023[2]		8,000	7,953
Ford Motor Co. 2.90% 2/10/2029		1,065	852
Ford Motor Credit Company, LLC 5.125% 6/16/2025		3,870	3,729
Ford Motor Credit Company, LLC 4.271% 1/9/2027		18,542	16,803
Ford Motor Credit Company, LLC 4.125% 8/17/2027		39,080	35,066
Ford Motor Credit Company, LLC 3.815% 11/2/2027		3,790	3,337
Ford Motor Credit Company, LLC 7.35% 11/4/2027		6,289	6,460
Ford Motor Credit Company, LLC 5.113% 5/3/2029		4,205	3,817
General Motors Company 4.35% 4/9/2025		11,358	11,059

American Funds Insurance Series	181

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Company 6.125% 10/1/2025	USD	23,743	$24,188
General Motors Company 5.40% 10/15/2029		781	747
General Motors Company 5.40% 4/1/2048		7,200	5,915
General Motors Financial Co. 3.25% 1/5/2023		964	964
General Motors Financial Co. 1.05% 3/8/2024		4,200	3,990
General Motors Financial Co. 1.50% 6/10/2026		6,712	5,837
General Motors Financial Co. 2.35% 2/26/2027		9,771	8,547
General Motors Financial Co. 2.40% 4/10/2028		13,909	11,722
General Motors Financial Co. 2.40% 10/15/2028		464	386
General Motors Financial Co. 3.60% 6/21/2030		465	392
General Motors Financial Co. 2.35% 1/8/2031		6,075	4,594
General Motors Financial Co. 2.70% 6/10/2031		5,495	4,223
Grand Canyon University 4.125% 10/1/2024		4,190	3,941
Home Depot, Inc. 2.95% 6/15/2029		6,081	5,515
Home Depot, Inc. 4.50% 12/6/2048		1,915	1,747
Hyundai Capital America 2.375% 2/10/2023[2]		9,977	9,955
Hyundai Capital America 1.25% 9/18/2023[2]		3,150	3,054
Hyundai Capital America 0.875% 6/14/2024[2]		380	355
Hyundai Capital America 3.40% 6/20/2024[2]		8,180	7,899
Hyundai Capital America 1.00% 9/17/2024[2]		2,750	2,543
Hyundai Capital America 2.65% 2/10/2025[2]		12,372	11,645
Hyundai Capital America 1.80% 10/15/2025[2]		13,274	11,952
Hyundai Capital America 1.30% 1/8/2026[2]		6,000	5,254
Hyundai Capital America 1.50% 6/15/2026[2]		7,475	6,485
Hyundai Capital America 1.65% 9/17/2026[2]		7,275	6,403
Hyundai Capital America 3.00% 2/10/2027[2]		9,000	8,090
Hyundai Capital America 2.375% 10/15/2027[2]		7,543	6,465
Hyundai Capital America 1.80% 1/10/2028[2]		5,965	4,901
Hyundai Capital America 2.00% 6/15/2028[2]		5,775	4,714
Hyundai Capital America 2.10% 9/15/2028[2]		3,010	2,476
Hyundai Capital Services, Inc. 1.25% 2/8/2026[2]		3,695	3,213
KIA Corp. 2.375% 2/14/2025[2]		1,580	1,467
Marriott International, Inc. 5.75% 5/1/2025		330	333
Marriott International, Inc. 3.125% 6/15/2026		410	384
Marriott International, Inc. 5.00% 10/15/2027		4,470	4,418
Marriott International, Inc. 2.75% 10/15/2033		2,226	1,705
McDonald’s Corp. 2.125% 3/1/2030		2,482	2,082
McDonald’s Corp. 4.60% 9/9/2032		1,765	1,731
McDonald’s Corp. 4.45% 3/1/2047		3,535	3,082
McDonald’s Corp. 3.625% 9/1/2049		2,938	2,224
McDonald’s Corp. 5.15% 9/9/2052		730	704
Meituan Dianping 3.05% 10/28/2030[2]		3,200	2,471
Nissan Motor Co., Ltd. 3.043% 9/15/2023[2]		240	235
Nissan Motor Co., Ltd. 3.522% 9/17/2025[2]		800	744
Nissan Motor Co., Ltd. 2.00% 3/9/2026[2]		12,000	10,333
Nissan Motor Co., Ltd. 2.75% 3/9/2028[2]		11,200	9,089
Nissan Motor Co., Ltd. 4.81% 9/17/2030[2]		16,083	13,685
Sands China, Ltd. 2.80% 3/8/2027[1]		2,368	2,031
Starbucks Corp. 3.75% 12/1/2047		3,785	2,891
Stellantis Finance US, Inc. 1.711% 1/29/2027[2]		6,921	5,948
Stellantis Finance US, Inc. 5.625% 1/12/2028[2]		825	818
Stellantis Finance US, Inc. 2.691% 9/15/2031[2]		6,554	5,016
Stellantis Finance US, Inc. 6.375% 9/12/2032[2]		12,065	11,946
Toyota Motor Credit Corp. 3.375% 4/1/2030		4,954	4,505
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[2]		15,000	14,858
Volkswagen Group of America Finance, LLC 2.85% 9/26/2024[2]		546	523
Volkswagen Group of America Finance, LLC 3.35% 5/13/2025[2]		2,636	2,520

182	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Volkswagen Group of America Finance, LLC 1.625% 11/24/2027[2]	USD	2,550	$2,139
Wyndham Destinations, Inc. 6.625% 7/31/2026[2]		675	662
Wynn Resorts Finance, LLC 5.125% 10/1/2029[2]		410	352
			430,187

Health care 3.84%
AbbVie, Inc. 3.20% 11/21/2029		8,482	7,666
AbbVie, Inc. 4.25% 11/21/2049		8	7
Amgen, Inc. 3.00% 2/22/2029		325	288
Amgen, Inc. 4.05% 8/18/2029		8,400	7,869
Amgen, Inc. 2.45% 2/21/2030		5,131	4,329
Amgen, Inc. 4.20% 3/1/2033		9,522	8,839
Amgen, Inc. 4.875% 3/1/2053		4,975	4,440
Amgen, Inc. 4.40% 2/22/2062		196	156
Anthem, Inc. 2.375% 1/15/2025		1,534	1,457
Anthem, Inc. 4.10% 5/15/2032		8,711	8,128
Anthem, Inc. 4.55% 5/15/2052		1,721	1,504
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,429	1,229
AstraZeneca Finance, LLC 2.25% 5/28/2031		2,087	1,741
AstraZeneca PLC 4.00% 1/17/2029		5,920	5,694
Bausch Health Companies, Inc. 4.875% 6/1/2028[2]		830	529
Baxter International, Inc. 2.539% 2/1/2032		3,906	3,113
Bayer US Finance II, LLC 4.25% 12/15/2025[2]		17,570	17,043
Becton, Dickinson and Company 4.298% 8/22/2032		545	512
Centene Corp. 4.25% 12/15/2027		14,860	13,969
Centene Corp. 2.45% 7/15/2028		12,410	10,499
Centene Corp. 4.625% 12/15/2029		14,945	13,691
Centene Corp. 3.375% 2/15/2030		15,718	13,323
Centene Corp. 2.50% 3/1/2031		8,550	6,707
Centene Corp. 2.625% 8/1/2031		2,510	1,977
Danaher Corp. 2.80% 12/10/2051		1,090	725
Eli Lilly and Company 3.375% 3/15/2029		1,255	1,177
GE Healthcare Holding, LLC 5.65% 11/15/2027[2]		4,895	4,961
GE Healthcare Holding, LLC 5.857% 3/15/2030[2]		1,145	1,175
GE Healthcare Holding, LLC 5.905% 11/22/2032[2]		8,640	8,980
GE Healthcare Holding, LLC 6.377% 11/22/2052[2]		375	401
Gilead Sciences, Inc. 1.65% 10/1/2030		1,570	1,249
HCA, Inc. 3.125% 3/15/2027[2]		755	688
HCA, Inc. 2.375% 7/15/2031		2,318	1,810
HCA, Inc. 3.625% 3/15/2032[2]		5,000	4,244
HCA, Inc. 4.625% 3/15/2052[2]		390	305
Johnson & Johnson 0.95% 9/1/2027		12,753	11,001
Johnson & Johnson 2.10% 9/1/2040		825	571
Johnson & Johnson 2.25% 9/1/2050		1,933	1,205
Laboratory Corporation of America Holdings 1.55% 6/1/2026		1,058	938
Laboratory Corporation of America Holdings 4.70% 2/1/2045		4,160	3,584
Merck & Co., Inc. 1.70% 6/10/2027		3,093	2,747
Merck & Co., Inc. 2.75% 12/10/2051		808	544
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		1,918	1,486
Roche Holdings, Inc. 1.93% 12/13/2028[2]		7,845	6,720
Roche Holdings, Inc. 2.076% 12/13/2031[2]		12,562	10,254
Roche Holdings, Inc. 2.607% 12/13/2051[2]		645	421
Shire PLC 3.20% 9/23/2026		13,588	12,762
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		45,000	44,821
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		68,853	60,352
Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028		26,824	26,215
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		46,666	28,634
UnitedHealth Group, Inc. 3.75% 7/15/2025		5,410	5,294
UnitedHealth Group, Inc. 3.70% 5/15/2027		1,184	1,147
UnitedHealth Group, Inc. 4.00% 5/15/2029		2,231	2,136

American Funds Insurance Series	183

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
UnitedHealth Group, Inc. 2.00% 5/15/2030	USD	855	$707
UnitedHealth Group, Inc. 4.20% 5/15/2032		3,169	3,018
UnitedHealth Group, Inc. 3.05% 5/15/2041		1,300	982
UnitedHealth Group, Inc. 4.25% 6/15/2048		960	834
UnitedHealth Group, Inc. 3.25% 5/15/2051		927	668
UnitedHealth Group, Inc. 4.75% 5/15/2052		1,400	1,300
UnitedHealth Group, Inc. 4.95% 5/15/2062		294	277
UnitedHealth Group, Inc. 6.05% 2/15/2063		230	251
Zoetis, Inc. 5.60% 11/16/2032		2,850	2,964
			392,258

Communication services 3.31%
AT&T, Inc. 1.70% 3/25/2026		19,000	17,145
AT&T, Inc. 1.65% 2/1/2028		4,700	3,977
AT&T, Inc. 4.30% 2/15/2030		15,940	15,047
AT&T, Inc. 2.55% 12/1/2033		15,003	11,574
AT&T, Inc. 3.50% 9/15/2053		19,935	13,545
CCO Holdings, LLC 4.75% 2/1/2032[2]		1,265	1,028
CCO Holdings, LLC 4.25% 1/15/2034[2]		3,875	2,867
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[2]		4,800	4,484
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.25% 1/15/2029		1,351	1,090
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031		8,212	6,412
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.40% 4/1/2033		2,642	2,268
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.75% 4/1/2048		5,000	4,114
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.25% 4/1/2053		1,240	962
CenturyLink, Inc. 4.00% 2/15/2027[2]		10,381	8,821
Comcast Corp. 3.15% 2/15/2028		7,200	6,660
Comcast Corp. 4.00% 3/1/2048		5,000	4,033
Meta Platforms, Inc. 4.45% 8/15/2052		3,775	3,019
Netflix, Inc. 4.875% 4/15/2028		23,259	22,511
Netflix, Inc. 5.875% 11/15/2028		29,196	29,664
Netflix, Inc. 6.375% 5/15/2029		5,078	5,235
Netflix, Inc. 5.375% 11/15/2029[2]		15,350	14,917
Netflix, Inc. 4.875% 6/15/2030[2]		18,215	17,018
News Corp. 5.125% 2/15/2032[2]		1,300	1,185
SBA Tower Trust 1.631% 11/15/2026[2]		6,741	5,735
Sirius XM Radio, Inc. 4.00% 7/15/2028[2]		675	589
Sprint Corp. 7.625% 2/15/2025		6,665	6,895
Tencent Holdings, Ltd. 2.39% 6/3/2030[2]		10,000	8,153
T-Mobile US, Inc. 3.50% 4/15/2025		3,275	3,152
T-Mobile US, Inc. 2.25% 2/15/2026		2,388	2,177
T-Mobile US, Inc. 2.625% 4/15/2026		9,691	8,899
T-Mobile US, Inc. 3.75% 4/15/2027		5,000	4,717
T-Mobile US, Inc. 2.625% 2/15/2029		3,117	2,643
T-Mobile US, Inc. 2.40% 3/15/2029		1,224	1,035
T-Mobile US, Inc. 3.875% 4/15/2030		4,500	4,087
T-Mobile US, Inc. 2.875% 2/15/2031		17,956	14,862
T-Mobile US, Inc. 3.00% 2/15/2041		2,100	1,490
T-Mobile US, Inc. 3.40% 10/15/2052		12,280	8,307
Verizon Communications, Inc. 4.329% 9/21/2028		1,539	1,483
Verizon Communications, Inc. 1.75% 1/20/2031		15,450	12,023
Verizon Communications, Inc. 2.55% 3/21/2031		7,535	6,215
Verizon Communications, Inc. 2.355% 3/15/2032		2,815	2,239
Verizon Communications, Inc. 3.40% 3/22/2041		2,050	1,549
Verizon Communications, Inc. 2.875% 11/20/2050		3,000	1,894
Verizon Communications, Inc. 3.55% 3/22/2051		1,975	1,416
Verizon Communications, Inc. 3.875% 3/1/2052		3,155	2,408
Vodafone Group PLC 4.25% 9/17/2050		3,050	2,340
WarnerMedia Holdings, Inc. 3.428% 3/15/2024[2]		6,552	6,364
WarnerMedia Holdings, Inc. 3.638% 3/15/2025[2]		3,056	2,909

184	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WarnerMedia Holdings, Inc. 3.755% 3/15/2027[2]	USD	9,501	$8,569
WarnerMedia Holdings, Inc. 4.054% 3/15/2029[2]		1,316	1,141
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[2]		4,932	4,075
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[2]		3,147	2,419
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[2]		10,630	7,769
WarnerMedia Holdings, Inc. 5.391% 3/15/2062[2]		2,802	2,057
ZipRecruiter, Inc. 5.00% 1/15/2030[2]		1,500	1,239
			338,426

Industrials 3.13%
ADT Security Corp. 4.125% 8/1/2029[2]		510	434
Air Lease Corp. 0.80% 8/18/2024		3,175	2,926
Air Lease Corp. 2.875% 1/15/2026		10,172	9,423
Air Lease Corp. 2.20% 1/15/2027		4,341	3,789
Air Lease Corp. 2.10% 9/1/2028		2,450	2,000
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[2]		12,514	11,987
Avolon Holdings Funding, Ltd. 2.125% 2/21/2026[2]		8,333	7,181
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[2]		3,302	2,997
Avolon Holdings Funding, Ltd. 3.25% 2/15/2027[2]		8,000	6,857
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[2]		2,142	1,715
BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[1]		1,680	1,590
Boeing Company 4.508% 5/1/2023		11,358	11,338
Boeing Company 1.95% 2/1/2024		5,646	5,441
Boeing Company 2.80% 3/1/2024		500	485
Boeing Company 4.875% 5/1/2025		32,512	32,292
Boeing Company 2.75% 2/1/2026		18,384	17,057
Boeing Company 2.196% 2/4/2026		18,411	16,748
Boeing Company 3.10% 5/1/2026		649	611
Boeing Company 2.70% 2/1/2027		6,473	5,852
Boeing Company 5.04% 5/1/2027		14,350	14,215
Boeing Company 3.25% 2/1/2028		11,379	10,353
Boeing Company 3.25% 3/1/2028		1,925	1,724
Boeing Company 5.15% 5/1/2030		42,874	41,935
Boeing Company 3.625% 2/1/2031		1,602	1,408
Boeing Company 3.90% 5/1/2049		1,411	997
Boeing Company 5.805% 5/1/2050		4,122	3,843
Canadian Pacific Railway, Ltd. 1.75% 12/2/2026		1,982	1,769
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		3,131	2,602
Canadian Pacific Railway, Ltd. 3.00% 12/2/2041		1,677	1,271
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		3,111	2,106
Carrier Global Corp. 3.377% 4/5/2040		15,000	11,443
CSX Corp. 4.10% 11/15/2032		8,010	7,534
CSX Corp. 4.50% 11/15/2052		6,670	5,828
Dun & Bradstreet Corp. 5.00% 12/15/2029[2]		2,798	2,398
Eaton Corp. 4.15% 3/15/2033		1,518	1,416
Eaton Corp. 4.70% 8/23/2052		535	487
General Dynamics Corp. 3.625% 4/1/2030		675	629
Mexico City Airport Trust 5.50% 10/31/2046		1,959	1,512
Mexico City Airport Trust 5.50% 7/31/2047		5,909	4,564
Mexico City Airport Trust 5.50% 7/31/2047[2]		1,132	874
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[2]		2,690	2,441
Norfolk Southern Corp. 4.55% 6/1/2053		1,188	1,039
Northrop Grumman Corp. 3.25% 1/15/2028		10,845	10,021
Raytheon Technologies Corp. 1.90% 9/1/2031		3,087	2,431
Raytheon Technologies Corp. 2.375% 3/15/2032		1,321	1,073
Raytheon Technologies Corp. 2.82% 9/1/2051		665	434
Raytheon Technologies Corp. 3.03% 3/15/2052		1,190	812
Republic Services, Inc. 2.375% 3/15/2033		1,635	1,309
Spirit AeroSystems, Inc. 9.375% 11/30/2029[2]		503	530

American Funds Insurance Series	185

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Summit Digitel Infrastructure Private, Ltd. 2.875% 8/12/2031[2]	USD	2,550	$1,962
Triton Container International, Ltd. 1.15% 6/7/2024[2]		1,609	1,489
Triton Container International, Ltd. 3.15% 6/15/2031[2]		2,482	1,934
Union Pacific Corp. 2.15% 2/5/2027		2,213	2,002
Union Pacific Corp. 2.40% 2/5/2030		4,454	3,820
Union Pacific Corp. 2.375% 5/20/2031		3,938	3,326
Union Pacific Corp. 2.80% 2/14/2032		6,734	5,832
Union Pacific Corp. 3.375% 2/14/2042		530	424
Union Pacific Corp. 3.25% 2/5/2050		7,000	5,078
Union Pacific Corp. 2.95% 3/10/2052		1,405	957
United Rentals, Inc. 5.50% 5/15/2027		2,500	2,472
United Technologies Corp. 3.125% 5/4/2027		4,551	4,245
United Technologies Corp. 4.125% 11/16/2028		4,974	4,771
Waste Management, Inc. 4.15% 4/15/2032		2,155	2,057
			320,090

Energy 2.54%
Antero Resources Corp. 5.375% 3/1/2030[2]		280	260
Apache Corp. 4.625% 11/15/2025		645	624
Apache Corp. 4.25% 1/15/2030		2,465	2,186
Apache Corp. 5.35% 7/1/2049		800	648
Baker Hughes Holdings, LLC 2.061% 12/15/2026		1,136	1,020
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		754	702
Canadian Natural Resources, Ltd. 3.85% 6/1/2027		1,151	1,086
Cenovus Energy, Inc. 5.375% 7/15/2025		2,763	2,756
Cenovus Energy, Inc. 4.25% 4/15/2027		13,613	13,032
Cenovus Energy, Inc. 2.65% 1/15/2032		2,969	2,378
Cenovus Energy, Inc. 5.25% 6/15/2037		770	704
Cenovus Energy, Inc. 5.40% 6/15/2047		14,816	13,323
Cheniere Energy Partners, LP 3.25% 1/31/2032		937	746
Chevron Corp. 2.954% 5/16/2026		3,365	3,196
Chevron Corp. 3.078% 5/11/2050		692	500
Devon Energy Corp. 4.50% 1/15/2030		5,197	4,850
DT Midstream, Inc. 4.125% 6/15/2029[2]		555	478
Ecopetrol SA 5.875% 5/28/2045		452	316
Enbridge, Inc. 4.00% 10/1/2023		1,500	1,488
Energy Transfer Partners, LP 6.25% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.028% on 2/15/2023)[1]		7,850	6,682
Energy Transfer Partners, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2049)[1]		500	373
EQT Corp. 5.70% 4/1/2028		1,223	1,218
EQT Corp. 7.25% 2/1/2030[1]		7,500	7,791
Equinor ASA 3.625% 9/10/2028		4,928	4,673
Equinor ASA 3.125% 4/6/2030		20,000	18,004
Equinor ASA 3.25% 11/18/2049		5,687	4,159
Exxon Mobil Corp. 3.043% 3/1/2026		4,625	4,417
Exxon Mobil Corp. 2.61% 10/15/2030		1,040	911
Occidental Petroleum Corp. 8.875% 7/15/2030		630	712
Odebrecht Drilling Norbe 7.35% PIK 12/1/2026[2,4]		40	22
Odebrecht Drilling Norbe 0% perpetual bonds[2]		1,150	3
Oleoducto Central SA 4.00% 7/14/2027[2]		1,715	1,516
Oleoducto Central SA 4.00% 7/14/2027		350	309
Petróleos Mexicanos 3.50% 1/30/2023		1,500	1,496
Petróleos Mexicanos 6.875% 10/16/2025		5,000	4,903
Petróleos Mexicanos 6.875% 8/4/2026		24,876	23,550
Petróleos Mexicanos 6.49% 1/23/2027		20,653	18,867
Petróleos Mexicanos 6.50% 3/13/2027		31,829	29,102
Petróleos Mexicanos 6.50% 1/23/2029		3,139	2,694
Petróleos Mexicanos 8.75% 6/2/2029		5,805	5,451
Petróleos Mexicanos 6.70% 2/16/2032		14,854	11,693

186	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Qatar Petroleum 2.25% 7/12/2031[2]	USD	22,020	$18,281
Qatar Petroleum 3.125% 7/12/2041[2]		7,310	5,644
Qatar Petroleum 3.30% 7/12/2051[2]		2,185	1,619
SA Global Sukuk, Ltd. 1.602% 6/17/2026[2]		7,645	6,842
Sabine Pass Liquefaction, LLC 5.75% 5/15/2024		5,148	5,152
Shell International Finance BV 3.875% 11/13/2028		9,410	9,081
Shell International Finance BV 2.75% 4/6/2030		1,186	1,043
Southwestern Energy Co. 5.95% 1/23/2025[1]		495	487
Total Capital Canada, Ltd. 2.75% 7/15/2023		2,140	2,113
Total Capital International 3.455% 2/19/2029		885	822
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		1,578	1,449
Western Midstream Operating, LP 3.35% 2/1/2025[1]		2,782	2,637
Western Midstream Operating, LP 4.30% 2/1/2030[1]		2,202	1,927
Western Midstream Operating, LP 5.50% 2/1/2050[1]		3,079	2,542
Williams Partners, LP 4.50% 11/15/2023		500	497
Williams Partners, LP 4.30% 3/4/2024		595	588
			259,563

Consumer staples 1.83%
7-Eleven, Inc. 1.80% 2/10/2031[2]		4,676	3,582
7-Eleven, Inc. 2.80% 2/10/2051[2]		5,000	3,082
Altria Group, Inc. 4.40% 2/14/2026		4,585	4,494
Altria Group, Inc. 4.50% 5/2/2043		1,585	1,196
Altria Group, Inc. 5.95% 2/14/2049		8,434	7,539
Anheuser-Busch InBev NV 4.75% 1/23/2029		7,500	7,419
Anheuser-Busch InBev NV 5.55% 1/23/2049		5,000	4,971
Anheuser-Busch InBev NV 4.50% 6/1/2050		1,355	1,192
British American Tobacco International Finance PLC 3.95% 6/15/2025[2]		16,879	16,226
British American Tobacco International Finance PLC 1.668% 3/25/2026		4,070	3,611
British American Tobacco PLC 3.557% 8/15/2027		9,561	8,750
British American Tobacco PLC 4.448% 3/16/2028		3,065	2,844
British American Tobacco PLC 2.259% 3/25/2028		4,348	3,616
British American Tobacco PLC 4.742% 3/16/2032		2,675	2,381
British American Tobacco PLC 4.39% 8/15/2037		1,500	1,171
British American Tobacco PLC 4.54% 8/15/2047		13,490	9,582
British American Tobacco PLC 4.758% 9/6/2049		21,450	15,620
British American Tobacco PLC 5.65% 3/16/2052		430	356
Conagra Brands, Inc. 5.30% 11/1/2038		436	412
Conagra Brands, Inc. 5.40% 11/1/2048		57	53
Constellation Brands, Inc. 3.50% 5/9/2027		7,500	7,035
Constellation Brands, Inc. 4.35% 5/9/2027		890	868
Constellation Brands, Inc. 2.875% 5/1/2030		620	529
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,185
Constellation Brands, Inc. 4.75% 5/9/2032		2,284	2,205
Imperial Tobacco Finance PLC 6.125% 7/27/2027[2]		1,810	1,804
JBS USA Lux SA 2.50% 1/15/2027[2]		3,880	3,399
JBS USA Lux SA 3.00% 2/2/2029[2]		2,709	2,248
JBS USA Lux SA 5.50% 1/15/2030[2]		435	415
JBS USA Lux SA 3.625% 1/15/2032[2]		1,430	1,160
JBS USA Lux SA 3.00% 5/15/2032[2]		3,430	2,635
JBS USA Lux SA 5.75% 4/1/2033[2]		7,368	7,046
Kraft Heinz Company 5.50% 6/1/2050		2,725	2,619
PepsiCo, Inc. 1.95% 10/21/2031		6,979	5,658
Philip Morris International, Inc. 5.00% 11/17/2025		6,555	6,592
Philip Morris International, Inc. 5.125% 11/17/2027		4,898	4,942
Philip Morris International, Inc. 5.625% 11/17/2029		4,309	4,382
Philip Morris International, Inc. 5.75% 11/17/2032		6,327	6,470
Philip Morris International, Inc. 4.125% 3/4/2043		4,117	3,270
Philip Morris International, Inc. 4.875% 11/15/2043		5,433	4,774
PT Indofood CBP Sukses Makmur Tbk 3.398% 6/9/2031		3,110	2,590

American Funds Insurance Series	187

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
PT Indofood CBP Sukses Makmur Tbk 4.745% 6/9/2051	USD	685	$507
Reynolds American, Inc. 4.45% 6/12/2025		14,570	14,267
Reynolds American, Inc. 5.85% 8/15/2045		1,688	1,445
Wal-Mart Stores, Inc. 4.15% 9/9/2032		570	557
Wal-Mart Stores, Inc. 4.50% 9/9/2052		480	460
			187,159

Information technology 0.82%
Analog Devices, Inc. 2.80% 10/1/2041		521	383
Apple, Inc. 2.70% 8/5/2051		7,080	4,701
Apple, Inc. 3.95% 8/8/2052		1,805	1,544
Block, Inc. 2.75% 6/1/2026		1,975	1,767
Block, Inc. 3.50% 6/1/2031		825	659
Broadcom Corp. 3.875% 1/15/2027		7,027	6,657
Broadcom, Inc. 4.00% 4/15/2029[2]		1,470	1,338
Broadcom, Inc. 4.15% 4/15/2032[2]		2,270	1,999
Broadcom, Inc. 3.469% 4/15/2034[2]		33,872	27,121
Broadcom, Inc. 3.137% 11/15/2035[2]		2,149	1,587
Broadcom, Inc. 3.187% 11/15/2036[2]		4,803	3,465
Broadcom, Inc. 4.926% 5/15/2037[2]		4,049	3,547
Global Payments, Inc. 2.90% 11/15/2031		1,005	795
Oracle Corp. 1.65% 3/25/2026		4,867	4,363
Oracle Corp. 2.30% 3/25/2028		6,875	5,967
Oracle Corp. 2.875% 3/25/2031		3,345	2,782
Oracle Corp. 3.95% 3/25/2051		4,869	3,490
PayPal Holdings, Inc. 5.05% 6/1/2052		3,775	3,439
salesforce.com, inc. 1.95% 7/15/2031		3,775	3,019
salesforce.com, inc. 2.70% 7/15/2041		875	628
salesforce.com, inc. 2.90% 7/15/2051		5,140	3,393
salesforce.com, inc. 3.05% 7/15/2061		265	170
VeriSign, Inc. 2.70% 6/15/2031		1,494	1,220
			84,034

Real estate 0.70%
American Tower Corp. 1.45% 9/15/2026		657	574
American Tower Corp. 3.65% 3/15/2027		2,291	2,143
Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 5/13/2031[2]		395	318
Corporate Office Properties, LP 2.00% 1/15/2029		1,139	876
Corporate Office Properties, LP 2.75% 4/15/2031		1,547	1,161
Corporate Office Properties, LP 2.90% 12/1/2033		564	402
Equinix, Inc. 2.90% 11/18/2026		3,287	3,009
Equinix, Inc. 3.20% 11/18/2029		3,846	3,356
Equinix, Inc. 2.50% 5/15/2031		7,760	6,254
Equinix, Inc. 3.90% 4/15/2032		1,155	1,029
Equinix, Inc. 3.40% 2/15/2052		1,201	823
Extra Space Storage, Inc. 2.35% 3/15/2032		698	530
FibraSOMA 4.375% 7/22/2031[2]		1,475	1,105
Hospitality Properties Trust 4.50% 3/15/2025		855	739
Hospitality Properties Trust 3.95% 1/15/2028		1,710	1,217
Howard Hughes Corp. 4.375% 2/1/2031[2]		675	547
Invitation Homes Operating Partnership, LP 2.30% 11/15/2028		767	636
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,048	1,518
Invitation Homes Operating Partnership, LP 2.70% 1/15/2034		660	483
Iron Mountain, Inc. 4.875% 9/15/2027[2]		1,605	1,479
Iron Mountain, Inc. 5.25% 3/15/2028[2]		3,500	3,226
Iron Mountain, Inc. 5.25% 7/15/2030[2]		675	588
Omega Healthcare Investors, Inc. 4.375% 8/1/2023		186	185
Piedmont Operating Partnership, LP 4.45% 3/15/2024		1,000	983
Public Storage 1.95% 11/9/2028		993	849
Public Storage 2.30% 5/1/2031		3,195	2,601

188	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Scentre Group 3.50% 2/12/2025[2]	USD	4,565	$4,372
Sun Communities Operating, LP 2.30% 11/1/2028		1,026	856
Sun Communities Operating, LP 2.70% 7/15/2031		3,877	3,070
VICI Properties, LP 4.375% 5/15/2025		670	652
VICI Properties, LP 4.75% 2/15/2028		6,844	6,505
VICI Properties, LP 4.95% 2/15/2030		5,515	5,257
VICI Properties, LP 4.125% 8/15/2030[2]		425	373
VICI Properties, LP 5.125% 5/15/2032		11,766	10,917
VICI Properties, LP 5.625% 5/15/2052		2,695	2,388
			71,021

Materials 0.13%
Air Products and Chemicals, Inc. 2.70% 5/15/2040		2,911	2,178
Celanese US Holdings, LLC 6.05% 3/15/2025		195	194
Celanese US Holdings, LLC 6.165% 7/15/2027		2,875	2,840
Celanese US Holdings, LLC 6.33% 7/15/2029		775	755
Celanese US Holdings, LLC 6.379% 7/15/2032		2,055	1,960
Glencore Funding, LLC 2.625% 9/23/2031[2]		790	631
Glencore Funding, LLC 3.375% 9/23/2051[2]		370	242
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[2]		3,536	2,813
Methanex Corp. 5.125% 10/15/2027		510	474
Nova Chemicals Corp. 4.25% 5/15/2029[2]		425	348
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		1,384	1,188
			13,623

Municipals 0.01%
Aeropuerto International de Tocume SA 4.00% 8/11/2041[2]		730	603
Aeropuerto International de Tocume SA 5.125% 8/11/2061[2]		565	464
			1,067

Total corporate bonds, notes & loans			3,535,583

U.S. Treasury bonds & notes 27.43%
U.S. Treasury 14.76%
U.S. Treasury 0.125% 5/31/2023		39,035	38,325
U.S. Treasury 2.25% 12/31/2023		24,768	24,174
U.S. Treasury 1.50% 2/29/2024		9,807	9,455
U.S. Treasury 2.50% 4/30/2024		22,390	21,755
U.S. Treasury 0.375% 9/15/2024		15,740	14,672
U.S. Treasury 4.50% 11/30/2024		38,095	38,103
U.S. Treasury 3.00% 7/15/2025		97,643	94,593
U.S. Treasury 4.00% 12/15/2025		67,475	67,053
U.S. Treasury 0.375% 12/31/2025		44,080	39,409
U.S. Treasury 0.375% 1/31/2026		40,000	35,602
U.S. Treasury 0.75% 5/31/2026		20,625	18,401
U.S. Treasury 0.75% 8/31/2026		26,766	23,705
U.S. Treasury 1.375% 8/31/2026		45,000	40,809
U.S. Treasury 0.50% 4/30/2027		45,625	39,295
U.S. Treasury 2.75% 4/30/2027		11,500	10,903
U.S. Treasury 2.25% 11/15/2027[5]		105,830	97,546
U.S. Treasury 6.125% 11/15/2027		24,000	26,188
U.S. Treasury 3.875% 11/30/2027		46,272	46,021
U.S. Treasury 1.25% 5/31/2028		21,480	18,605
U.S. Treasury 3.875% 11/30/2029		149	148
U.S. Treasury 3.875% 12/31/2029		5,750	5,710
U.S. Treasury 1.625% 5/15/2031		1,630	1,372
U.S. Treasury 4.125% 11/15/2032		15,000	15,299
U.S. Treasury 4.25% 5/15/2039		106,700	110,123
U.S. Treasury 1.125% 5/15/2040		124,213	77,947
U.S. Treasury 1.375% 11/15/2040		40,000	26,058
U.S. Treasury 1.875% 2/15/2041		46,900	33,221

American Funds Insurance Series	189

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.00% 11/15/2041	USD	247		$177
U.S. Treasury 2.375% 2/15/2042		3,271		2,500
U.S. Treasury 4.00% 11/15/2042		766		751
U.S. Treasury 3.00% 2/15/2049		123,340		102,162
U.S. Treasury 1.25% 5/15/2050		21,285		11,514
U.S. Treasury 2.00% 8/15/2051		1,587		1,044
U.S. Treasury 1.875% 11/15/2051		4,670		2,974
U.S. Treasury 3.00% 8/15/2052[5]		493,436		409,137
U.S. Treasury 4.00% 11/15/2052		3,800		3,820
				1,508,571

U.S. Treasury inflation-protected securities 12.67%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[6]		206,245		205,862
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[6]		85,927		85,102
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[6]		6,574		6,498
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[6]		255,440		250,190
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[6]		29,208		28,425
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[6]		250,395		242,546
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[6]		57,910		55,812
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[6]		26,921		25,840
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[6]		28,626		27,283
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[6]		71,002		68,225
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[6]		3,300		3,168
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[6]		13,368		12,538
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[6]		66,635		62,091
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[6]		85,852		80,941
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[6]		21,184		21,157
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[5,6]		90,600		85,240
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[6]		20,209		17,930
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[6]		13,385		11,811
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[6]		6,118		3,947
				1,294,606

Total U.S. Treasury bonds & notes				2,803,177

Mortgage-backed obligations 25.81%
Federal agency mortgage-backed obligations 23.23%
Fannie Mae Pool #254764 5.50% 6/1/2023[7]		—	[8]	—	[8]
Fannie Mae Pool #AB1068 4.50% 5/1/2025[7]		37		37
Fannie Mae Pool #256133 4.50% 1/1/2026[7]		32		31
Fannie Mae Pool #AR3058 3.00% 1/1/2028[7]		75		72
Fannie Mae Pool #AS8018 3.00% 9/1/2031[7]		44		42
Fannie Mae Pool #BM4741 3.00% 4/1/2032[7]		28		27
Fannie Mae Pool #913966 6.00% 2/1/2037[7]		34		36
Fannie Mae Pool #945680 6.00% 9/1/2037[7]		426		444
Fannie Mae Pool #924866 2.765% 10/1/2037[3,7]		419		410
Fannie Mae Pool #988588 5.50% 8/1/2038[7]		185		192
Fannie Mae Pool #889982 5.50% 11/1/2038[7]		919		953
Fannie Mae Pool #AB1297 5.00% 8/1/2040[7]		191		194
Fannie Mae Pool #AH8144 5.00% 4/1/2041[7]		805		810
Fannie Mae Pool #AH9479 5.00% 4/1/2041[7]		754		764
Fannie Mae Pool #AI1862 5.00% 5/1/2041[7]		952		963
Fannie Mae Pool #AI3510 5.00% 6/1/2041[7]		524		530
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[7]		444		452
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[7]		321		325
Fannie Mae Pool #MA4501 2.00% 12/1/2041[7]		9,994		8,437
Fannie Mae Pool #MA4540 2.00% 2/1/2042[7]		2,628		2,218
Fannie Mae Pool #AZ3904 4.00% 5/1/2045[7]		42		40
Fannie Mae Pool #FM9416 3.50% 7/1/2045[7]		2,819		2,610
Fannie Mae Pool #AL8522 3.50% 5/1/2046[7]		896		833
Fannie Mae Pool #BD1968 4.00% 7/1/2046[7]		792		757

190	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BD5477 4.00% 7/1/2046[7]	USD	137	$132
Fannie Mae Pool #BE0592 4.00% 11/1/2046[7]		313	295
Fannie Mae Pool #MA3058 4.00% 7/1/2047[7]		42	40
Fannie Mae Pool #CA0770 3.50% 11/1/2047[7]		4,696	4,364
Fannie Mae Pool #CA0706 4.00% 11/1/2047[7]		91	87
Fannie Mae Pool #BM4413 4.50% 12/1/2047[7]		2,854	2,812
Fannie Mae Pool #CA1189 3.50% 2/1/2048[7]		1,384	1,285
Fannie Mae Pool #BJ5749 4.00% 5/1/2048[7]		16	16
Fannie Mae Pool #BF0293 3.00% 7/1/2048[7]		6,893	6,129
Fannie Mae Pool #BF0318 3.50% 8/1/2048[7]		5,642	5,198
Fannie Mae Pool #FM4891 3.50% 10/1/2048[7]		20,838	19,368
Fannie Mae Pool #BM4676 4.00% 10/1/2048[7]		13	12
Fannie Mae Pool #FM3280 3.50% 5/1/2049[7]		738	684
Fannie Mae Pool #CA3807 3.00% 7/1/2049[7]		1,416	1,267
Fannie Mae Pool #CA3806 3.00% 7/1/2049[7]		913	818
Fannie Mae Pool #FM1262 4.00% 7/1/2049[7]		22,731	21,695
Fannie Mae Pool #FM0007 3.50% 9/1/2049[7]		15,691	14,461
Fannie Mae Pool #FM1589 3.50% 9/1/2049[7]		4,398	4,048
Fannie Mae Pool #FM1954 3.50% 11/1/2049[7]		6,796	6,252
Fannie Mae Pool #CA5968 2.50% 6/1/2050[7]		6,170	5,302
Fannie Mae Pool #FM5507 3.00% 7/1/2050[7]		18,556	16,591
Fannie Mae Pool #CA6309 3.00% 7/1/2050[7]		6,665	5,981
Fannie Mae Pool #BP6715 2.00% 9/1/2050[7]		1	1
Fannie Mae Pool #CA7028 2.50% 9/1/2050[7]		1,108	957
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[7]		1,935	1,646
Fannie Mae Pool #CA7257 2.50% 10/1/2050[7]		314	270
Fannie Mae Pool #CA7599 2.50% 11/1/2050[7]		7,463	6,437
Fannie Mae Pool #FM4897 3.00% 11/1/2050[7]		18,989	17,095
Fannie Mae Pool #MA4208 2.00% 12/1/2050[7]		12,762	10,450
Fannie Mae Pool #CA8828 2.50% 2/1/2051[7]		6,306	5,420
Fannie Mae Pool #CB0290 2.00% 4/1/2051[7]		21,666	17,724
Fannie Mae Pool #MA4305 2.00% 4/1/2051[7]		33	27
Fannie Mae Pool #BR1035 2.00% 5/1/2051[7]		20	16
Fannie Mae Pool #FM7510 3.00% 6/1/2051[7]		242	213
Fannie Mae Pool #FM7900 2.50% 7/1/2051[7]		533	457
Fannie Mae Pool #FM8442 2.50% 8/1/2051[7]		9,106	7,723
Fannie Mae Pool #CB1527 2.50% 9/1/2051[7]		1,264	1,074
Fannie Mae Pool #FS0965 2.00% 11/1/2051[7]		156	128
Fannie Mae Pool #CB2402 2.50% 12/1/2051[7]		4,932	4,181
Fannie Mae Pool #FM9846 2.50% 12/1/2051[7]		569	483
Fannie Mae Pool #CB2787 3.50% 12/1/2051[7]		27	25
Fannie Mae Pool #FS2776 2.50% 1/1/2052[7]		3,264	2,769
Fannie Mae Pool #CB2765 2.00% 2/1/2052[7]		6,870	5,649
Fannie Mae Pool #FS0647 3.00% 2/1/2052[7]		41,218	36,792
Fannie Mae Pool #CB3744 2.50% 3/1/2052[7]		1,000	848
Fannie Mae Pool #CB3170 3.00% 3/1/2052[7]		392	345
Fannie Mae Pool #BV7773 2.50% 4/1/2052[7]		9,356	7,942
Fannie Mae Pool #BV5370 2.50% 4/1/2052[7]		8,486	7,196
Fannie Mae Pool #BV2994 2.50% 4/1/2052[7]		3,401	2,887
Fannie Mae Pool #MA4578 2.50% 4/1/2052[7]		780	662
Fannie Mae Pool #BV7521 2.50% 5/1/2052[7]		1,000	848
Fannie Mae Pool #CB3495 3.00% 5/1/2052[7]		1,174	1,031
Fannie Mae Pool #MA4599 3.00% 5/1/2052[7]		500	439
Fannie Mae Pool #BV9975 2.50% 6/1/2052[7]		3,301	2,802
Fannie Mae Pool #BV2452 3.00% 6/1/2052[7]		739	649
Fannie Mae Pool #CB4159 4.00% 7/1/2052[7]		1,689	1,586
Fannie Mae Pool #BW1001 4.50% 7/1/2052[7]		675	651
Fannie Mae Pool #BV2562 4.50% 7/1/2052[7]		522	503
Fannie Mae Pool #MA4699 3.50% 8/1/2052[7]		900	819
Fannie Mae Pool #MA4700 4.00% 8/1/2052[7]		2,823	2,651
Fannie Mae Pool #BV8024 4.00% 8/1/2052[7]		2,138	2,008

American Funds Insurance Series	191

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BW9409 4.50% 8/1/2052[7]	USD	1,998		$1,925
Fannie Mae Pool #BW5751 4.50% 8/1/2052[7]		1,983		1,910
Fannie Mae Pool #BW2284 4.50% 8/1/2052[7]		1,944		1,873
Fannie Mae Pool #BW6191 4.50% 8/1/2052[7]		999		965
Fannie Mae Pool #BW7611 4.50% 8/1/2052[7]		974		938
Fannie Mae Pool #BW8077 4.50% 8/1/2052[7]		90		86
Fannie Mae Pool #MA4732 4.00% 9/1/2052[7]		9,060		8,508
Fannie Mae Pool #BW7326 4.00% 9/1/2052[7]		1,831		1,720
Fannie Mae Pool #BW9348 4.00% 9/1/2052[7]		1,588		1,491
Fannie Mae Pool #BW8103 4.00% 9/1/2052[7]		1,504		1,412
Fannie Mae Pool #BV0952 4.50% 9/1/2052[7]		4,153		4,001
Fannie Mae Pool #BW3812 4.50% 9/1/2052[7]		3,994		3,848
Fannie Mae Pool #BW9386 4.50% 9/1/2052[7]		2,996		2,888
Fannie Mae Pool #BV0957 4.50% 9/1/2052[7]		2,996		2,887
Fannie Mae Pool #BW8692 4.50% 9/1/2052[7]		999		963
Fannie Mae Pool #BW9180 4.50% 9/1/2052[7]		420		405
Fannie Mae Pool #BW8497 4.50% 9/1/2052[7]		65		63
Fannie Mae Pool #BW7702 4.50% 9/1/2052[7]		42		40
Fannie Mae Pool #MA4761 5.00% 9/1/2052[7]		36,426		35,956
Fannie Mae Pool #BW1295 3.50% 10/1/2052[7]		574		522
Fannie Mae Pool #BW8980 4.00% 10/1/2052[7]		5,933		5,571
Fannie Mae Pool #BW1210 4.00% 10/1/2052[7]		4,482		4,208
Fannie Mae Pool #BW7356 4.00% 10/1/2052[7]		3,728		3,500
Fannie Mae Pool #BX0509 4.00% 10/1/2052[7]		1,604		1,506
Fannie Mae Pool #CB4794 4.50% 10/1/2052[7]		15,949		15,370
Fannie Mae Pool #MA4784 4.50% 10/1/2052[7]		10,684		10,294
Fannie Mae Pool #BW8745 4.50% 10/1/2052[7]		4,974		4,792
Fannie Mae Pool #BX0097 4.50% 10/1/2052[7]		2,995		2,885
Fannie Mae Pool #BW7795 4.50% 10/1/2052[7]		496		478
Fannie Mae Pool #BW8592 4.50% 10/1/2052[7]		149		143
Fannie Mae Pool #MA4820 6.50% 10/1/2052[7]		294		303
Fannie Mae Pool #MA4854 2.50% 11/1/2052[7]		902		765
Fannie Mae Pool #MA4803 3.50% 11/1/2052[7]		7,069		6,431
Fannie Mae Pool #MA4804 4.00% 11/1/2052[7]		9,106		8,550
Fannie Mae Pool #BW1310 4.00% 11/1/2052[7]		1,677		1,574
Fannie Mae Pool #BX1042 4.50% 11/1/2052[7]		548		528
Fannie Mae Pool #BX1516 4.50% 11/1/2052[7]		542		523
Fannie Mae Pool #BX1035 4.50% 11/1/2052[7]		308		297
Fannie Mae Pool #BX3075 4.50% 11/1/2052[7]		291		280
Fannie Mae Pool #BX2558 4.50% 11/1/2052[7]		62		60
Fannie Mae Pool #MA4805 4.50% 11/1/2052[7]		36		35
Fannie Mae Pool #BW1380 4.50% 12/1/2052[7]		13,486		12,993
Fannie Mae Pool #MA4840 4.50% 12/1/2052[7]		4,721		4,549
Fannie Mae Pool #MA4841 5.00% 12/1/2052[7]		4,013		3,961
Fannie Mae Pool #MA4877 6.50% 12/1/2052[7]		58,203		59,707
Fannie Mae Pool #BX4022 6.50% 12/1/2052[7]		200		205
Fannie Mae Pool #MA4868 5.00% 1/1/2053[7]		8,583		8,472
Fannie Mae Pool #MA4895 6.50% 1/1/2053[7]		4,225		4,335
Fannie Mae Pool #BF0145 3.50% 3/1/2057[7]		11,899		10,887
Fannie Mae Pool #BF0264 3.50% 5/1/2058[7]		9,059		8,322
Fannie Mae Pool #BF0332 3.00% 1/1/2059[7]		19,463		17,158
Fannie Mae Pool #BF0497 3.00% 7/1/2060[7]		22,447		19,666
Fannie Mae Pool #BF0585 4.50% 12/1/2061[7]		1,326		1,293
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[3,7]		—	[8]	—	[8]
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[7]		7		7
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[7]		17		19
Fannie Mae, Series 2002-W1, Class 2A, 4.915% 2/25/2042[3,7]		21		21
Freddie Mac Pool #ZS8507 3.00% 11/1/2028[7]		113		108
Freddie Mac Pool #ZK7590 3.00% 1/1/2029[7]		2,445		2,346
Freddie Mac Pool #A15120 5.50% 10/1/2033[7]		51		52
Freddie Mac Pool #QN1073 3.00% 12/1/2034[7]		46		44

192	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #G05196 5.50% 10/1/2038[7]	USD	50	$52
Freddie Mac Pool #G05267 5.50% 12/1/2038[7]		37	39
Freddie Mac Pool #G06020 5.50% 12/1/2039[7]		72	75
Freddie Mac Pool #G05860 5.50% 2/1/2040[7]		265	275
Freddie Mac Pool #A93948 4.50% 9/1/2040[7]		157	156
Freddie Mac Pool #G06868 4.50% 4/1/2041[7]		177	176
Freddie Mac Pool #G06841 5.50% 6/1/2041[7]		422	439
Freddie Mac Pool #RB5138 2.00% 12/1/2041[7]		2,632	2,222
Freddie Mac Pool #RB5145 2.00% 2/1/2042[7]		2,569	2,169
Freddie Mac Pool #RB5148 2.00% 3/1/2042[7]		5,501	4,643
Freddie Mac Pool #Z40130 3.00% 1/1/2046[7]		20,778	18,802
Freddie Mac Pool #ZT2100 3.00% 4/1/2047[7]		109	98
Freddie Mac Pool #G08789 4.00% 11/1/2047[7]		628	603
Freddie Mac Pool #G61733 3.00% 12/1/2047[7]		5,178	4,642
Freddie Mac Pool #G67709 3.50% 3/1/2048[7]		13,489	12,616
Freddie Mac Pool #G61628 3.50% 9/1/2048[7]		330	307
Freddie Mac Pool #Q58494 4.00% 9/1/2048[7]		1,273	1,217
Freddie Mac Pool #ZN4842 3.50% 4/1/2049[7]		751	693
Freddie Mac Pool #RA1369 3.50% 9/1/2049[7]		1,997	1,840
Freddie Mac Pool #SD7508 3.50% 10/1/2049[7]		10,988	10,187
Freddie Mac Pool #QA4673 3.00% 11/1/2049[7]		29,606	26,538
Freddie Mac Pool #SD8090 2.00% 9/1/2050[7]		1,362	1,115
Freddie Mac Pool #SD8106 2.00% 11/1/2050[7]		2,836	2,321
Freddie Mac Pool #SD8128 2.00% 2/1/2051[7]		115	94
Freddie Mac Pool #SD8134 2.00% 3/1/2051[7]		191	156
Freddie Mac Pool #RA5288 2.00% 5/1/2051[7]		2,916	2,387
Freddie Mac Pool #SD1852 2.50% 6/1/2051[7]		13,776	11,687
Freddie Mac Pool #QC2817 2.50% 6/1/2051[7]		2,789	2,389
Freddie Mac Pool #QC7173 2.50% 9/1/2051[7]		3,203	2,723
Freddie Mac Pool #QD1746 2.50% 11/1/2051[7]		3,044	2,585
Freddie Mac Pool #SD1385 2.50% 11/1/2051[7]		1,671	1,434
Freddie Mac Pool #RA6485 3.00% 12/1/2051[7]		35,637	31,327
Freddie Mac Pool #SD7552 2.50% 1/1/2052[7]		11,001	9,407
Freddie Mac Pool #QD5725 2.50% 1/1/2052[7]		2,995	2,544
Freddie Mac Pool #QD4799 2.50% 1/1/2052[7]		1,000	848
Freddie Mac Pool #RA6608 3.00% 2/1/2052[7]		888	780
Freddie Mac Pool #QD7089 3.50% 2/1/2052[7]		867	790
Freddie Mac Pool #QE0327 2.50% 4/1/2052[7]		1,000	849
Freddie Mac Pool #QE2020 2.50% 5/1/2052[7]		7,000	5,941
Freddie Mac Pool #SD8219 2.50% 6/1/2052[7]		73,484	62,311
Freddie Mac Pool #SD8220 3.00% 6/1/2052[7]		3,363	2,957
Freddie Mac Pool #QE4855 3.50% 6/1/2052[7]		68	62
Freddie Mac Pool #QE4084 6.50% 6/1/2052[7]		333	345
Freddie Mac Pool #SD8234 2.50% 8/1/2052[7]		5,524	4,684
Freddie Mac Pool #SD8237 4.00% 8/1/2052[7]		2,186	2,053
Freddie Mac Pool #QE9057 4.00% 8/1/2052[7]		1,368	1,285
Freddie Mac Pool #QE8065 4.50% 8/1/2052[7]		4,104	3,954
Freddie Mac Pool #QE7539 4.50% 8/1/2052[7]		2,160	2,083
Freddie Mac Pool #QE8253 4.50% 8/1/2052[7]		1,712	1,649
Freddie Mac Pool #QE6903 4.50% 8/1/2052[7]		248	239
Freddie Mac Pool #QE7702 4.50% 8/1/2052[7]		35	34
Freddie Mac Pool #SD8242 3.00% 9/1/2052[7]		73	64
Freddie Mac Pool #QE9625 4.00% 9/1/2052[7]		1,763	1,655
Freddie Mac Pool #SD8244 4.00% 9/1/2052[7]		1,457	1,368
Freddie Mac Pool #QE9919 4.50% 9/1/2052[7]		23,534	22,676
Freddie Mac Pool #QF0313 4.50% 9/1/2052[7]		9,988	9,636
Freddie Mac Pool #QF0660 4.50% 9/1/2052[7]		2,996	2,889
Freddie Mac Pool #QE9813 4.50% 9/1/2052[7]		406	392
Freddie Mac Pool #QF0820 4.50% 9/1/2052[7]		366	353
Freddie Mac Pool #RA7930 4.50% 9/1/2052[7]		306	295
Freddie Mac Pool #QF1205 4.50% 9/1/2052[7]		298	287

American Funds Insurance Series	193

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QF0311 5.00% 9/1/2052[7]	USD	17,998	$17,766
Freddie Mac Pool #QF2029 3.00% 10/1/2052[7]		696	612
Freddie Mac Pool #QF1464 4.00% 10/1/2052[7]		1,691	1,588
Freddie Mac Pool #QF2379 4.50% 10/1/2052[7]		4,994	4,816
Freddie Mac Pool #QF1254 4.50% 10/1/2052[7]		3,226	3,108
Freddie Mac Pool #QF1849 4.50% 10/1/2052[7]		2,140	2,062
Freddie Mac Pool #QF2136 4.50% 10/1/2052[7]		1,908	1,838
Freddie Mac Pool #QF0819 4.50% 10/1/2052[7]		863	833
Freddie Mac Pool #QF2380 4.50% 10/1/2052[7]		632	611
Freddie Mac Pool #QF2845 4.50% 10/1/2052[7]		537	518
Freddie Mac Pool #QF2182 4.50% 10/1/2052[7]		303	292
Freddie Mac Pool #QF0866 4.50% 10/1/2052[7]		126	121
Freddie Mac Pool #SD8263 3.00% 11/1/2052[7]		14,713	12,932
Freddie Mac Pool #SD8264 3.50% 11/1/2052[7]		4,331	3,940
Freddie Mac Pool #QF3144 3.50% 11/1/2052[7]		673	614
Freddie Mac Pool #SD1896 4.00% 11/1/2052[7]		20,313	19,355
Freddie Mac Pool #SD1894 4.00% 11/1/2052[7]		7,177	6,853
Freddie Mac Pool #QF3364 4.00% 11/1/2052[7]		2,753	2,585
Freddie Mac Pool #QF2936 4.50% 11/1/2052[7]		2,907	2,801
Freddie Mac Pool #QF2846 4.50% 11/1/2052[7]		998	961
Freddie Mac Pool #QF3276 5.50% 11/1/2052[7]		703	707
Freddie Mac Pool #QF2862 6.50% 11/1/2052[7]		100	103
Freddie Mac Pool #SD8280 6.50% 11/1/2052[7]		53	54
Freddie Mac Pool #QF3956 4.50% 12/1/2052[7]		18,992	18,299
Freddie Mac Pool #SD8275 4.50% 12/1/2052[7]		2,480	2,390
Freddie Mac Pool #SD8276 5.00% 12/1/2052[7]		32,354	31,937
Freddie Mac Pool #QF4754 5.00% 12/1/2052[7]		3,000	2,961
Freddie Mac Pool #QF4185 6.50% 12/1/2052[7]		668	685
Freddie Mac Pool #SD8284 3.00% 1/1/2053[7]		4,597	4,040
Freddie Mac Pool #SD8288 5.00% 1/1/2053[7]		1,671	1,649
Freddie Mac Pool #SD8282 6.50% 1/1/2053[7]		59,134	60,661
Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035[7]		58	58
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[7]		125	126
Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[7]		121	100
Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[7]		118	99
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[7]		8,360	7,937
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[7]		1,930	1,821
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[7]		10,720	10,343
Government National Mortgage Assn. 2.00% 1/1/2053[7,9]		14,785	12,394
Government National Mortgage Assn. 3.00% 1/1/2053[7,9]		9,533	8,491
Government National Mortgage Assn. 3.50% 1/1/2053[7,9]		33,185	30,495
Government National Mortgage Assn. 4.00% 1/1/2053[7,9]		33,300	31,515
Government National Mortgage Assn. 5.00% 1/1/2053[7,9]		75,701	75,023
Government National Mortgage Assn. 5.50% 1/1/2053[7,9]		4,775	4,803
Government National Mortgage Assn. 5.50% 2/1/2053[7,9]		51,027	51,288
Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049[7]		12,379	11,844
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[7]		35	35
Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049[7]		5,200	5,081
Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050[7]		11,395	10,581
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[7]		10,072	9,541
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[7]		18,573	17,594
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[7]		62,302	60,506
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[7]		485	471
Uniform Mortgage-Backed Security 2.50% 1/1/2038[7,9]		7,545	6,905
Uniform Mortgage-Backed Security 2.00% 1/1/2053[7,9]		210,537	171,362
Uniform Mortgage-Backed Security 2.50% 1/1/2053[7,9]		62,762	53,158
Uniform Mortgage-Backed Security 3.00% 1/1/2053[7,9]		11,245	9,871
Uniform Mortgage-Backed Security 4.00% 1/1/2053[7,9]		2,735	2,565

194	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.50% 1/1/2053[7,9]	USD	5,931	$5,709
Uniform Mortgage-Backed Security 5.00% 1/1/2053[7,9]		42,025	41,417
Uniform Mortgage-Backed Security 5.50% 1/1/2053[7,9]		212,640	213,231
Uniform Mortgage-Backed Security 6.00% 1/1/2053[7,9]		10,275	10,430
Uniform Mortgage-Backed Security 3.50% 2/1/2053[7,9]		10,960	9,965
Uniform Mortgage-Backed Security 4.00% 2/1/2053[7,9]		76,136	71,431
Uniform Mortgage-Backed Security 5.00% 2/1/2053[7,9]		13,100	12,908
Uniform Mortgage-Backed Security 6.00% 2/1/2053[7,9]		112,000	113,591
Uniform Mortgage-Backed Security 6.50% 2/1/2053[7,9]		215,026	219,946
			2,374,821

Commercial mortgage-backed securities 1.51%
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[7]		770	722
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[7]		100	92
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[7]		205	191
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[7]		127	117
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[3,7]		2,444	2,335
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[7]		1,018	900
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[7]		295	247
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[7]		2,541	2,427
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[3,7]		781	757
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[2,3,7]		8,575	8,420
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/2037[2,3,7]		3,822	3,739
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[2,3,7]		8,476	8,431
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[2,3,7]		14,727	14,207
BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 5.268% 9/15/2036[2,3,7]		570	539
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[2,3,7]		5,292	5,043
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 5.615% 10/15/2036[2,3,7]		995	936
BX Trust, Series 2021-ARIA Class C, (1-month USD-LIBOR + 1.646%) 5.964% 10/15/2036[2,3,7]		996	931
BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 5.065% 11/15/2036[2,3,7]		12,622	12,131
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/2037[2,3,7]		5,441	5,335
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[2,3,7]		3,741	3,608
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 5.188% 6/15/2038[2,3,7]		433	413
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 5.418% 6/15/2038[2,3,7]		293	278
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 5.718% 6/15/2038[2,3,7]		740	699
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 5.168% 11/15/2038[2,3,7]		9,979	9,616
BX Trust, Series 2021-ACNT, Class B, (1-month USD-LIBOR + 1.25%) 5.568% 11/15/2038[2,3,7]		339	325
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 5.818% 11/15/2038[2,3,7]		100	95
BX Trust, Series 2021-ACNT, Class D, (1-month USD-LIBOR + 1.85%) 6.168% 11/15/2038[2,3,7]		151	143
BX Trust, Series 2022-GPA, Class A, (1-month USD CME Term SOFR + 2.165%) 6.501% 10/15/2039[2,3,7]		3,198	3,185

American Funds Insurance Series	195

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[7]	USD	610	$574
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/2047[7]		350	339
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/2057[7]		1,137	1,080
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[7]		200	182
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[2,3,7]		2,811	2,735
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 5.698% 7/15/2038[2,3,7]		641	618
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.018% 7/15/2038[2,3,7]		875	841
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 6.568% 7/15/2038[2,3,7]		670	643
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 12/10/2036[2,7]		304	284
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[2,7]		1,897	1,458
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD-LIBOR + 1.034%) 5.352% 12/15/2036[2,3,7]		3,894	3,786
GS Mortgage Securities Trust, Series 2022-SHIP, Class A, (1-month USD CME Term SOFR + 0.731%) 5.067% 8/15/2024[2,3,7]		1,317	1,300
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[7]		400	369
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[7]		100	93
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[7]		1,536	1,271
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (1-month USD CME Term SOFR + 2.245%) 6.581% 10/15/2039[2,3,7]		3,391	3,398
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2/15/2047[7]		3,280	3,206
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[7]		640	599
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[7]		240	221
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[2,7]		7,867	6,739
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[3,7]		2,040	1,906
La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/2039[2,3,7]		848	831
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[2,3,7]		1,576	1,510
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 5.119% 4/15/2026[2,3,7]		154	150
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[7]		5,446	5,277
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[7]		410	389
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[7]		245	230
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[7]		730	670
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[2,7]		4,065	3,253
SREIT Trust, Series 2021-FLWR, Class A, (1-month USD-LIBOR + 0.577%) 4.894% 7/15/2036[2,3,7]		9,351	8,989
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD-LIBOR + 0.926%) 5.244% 7/15/2036[2,3,7]		1,000	954
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[2,3,7]		8,739	8,418
SREIT Trust, Series 2021-MFP, Class B, (1-month USD-LIBOR + 1.079%) 5.398% 11/15/2038[2,3,7]		263	251
SREIT Trust, Series 2021-MFP, Class C, (1-month USD-LIBOR + 1.329%) 5.647% 11/15/2038[2,3,7]		141	134

196	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 9/15/2048[7]	USD	2,373	$2,267
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[7]		2,550	2,406
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[7]		1,019	892
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[7]		205	192
			154,317

Collateralized mortgage-backed obligations (privately originated) 1.07%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,3,7]		2,864	2,263
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[2,7]		131	119
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,2,7]		6,000	5,521
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 5.989% 7/25/2029[2,3,7]		414	414
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[2,3,7]		923	830
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[2,3,7]		586	556
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[2,7]		4,867	4,221
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[2,3,7]		425	413
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[2,3,7]		3,032	2,858
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[2,3,7]		1,700	1,616
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[2,3,7]		6,893	6,513
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[2,3,7]		204	186
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[2,3,7]		1,660	1,406
Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 6.678% 5/25/2042[2,3,7]		326	330
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[2,7]		1,575	1,409
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[2,3,7]		1,611	1,384
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[2,7]		2,051	2,196
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[2,7]		2,604	2,677
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/2051[2,3,7]		2,073	1,674
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/2051[2,3,7]		1,937	1,562
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[2,3,7]		2,038	1,646
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[2,3,7]		3,206	2,589
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[2,3,7]		2,222	1,794
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 9.089% 4/25/2028[3,7]		1,497	1,548
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/2042[2,3,7]		1,537	1,531
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/2042[2,3,7]		73	73
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 6.878% 6/25/2042[2,3,7]		278	281
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[2,3,7]		611	612
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/2042[2,3,7]		1,519	1,552
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 6.239% 2/25/2050[2,3,7]		3,005	3,000
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 10.389% 8/25/2050[2,3,7]		949	1,011
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[2,3,7]		3,494	2,935
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[2,7]		5,380	4,654
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/2051[2,3,7]		882	712
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,2,7]		3,534	3,273

American Funds Insurance Series	197

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[2,3,7]	USD	858		$780
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,2,7]		2,644		2,380
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[2,3,7]		16,160		15,635
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060[2,3,7]		3,088		2,720
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[2,3,7]		3,558		2,965
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[2,7]		1,132		1,028
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[2,3,7]		3,346		3,155
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[2,7]		10,737		9,539
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[2,10]		1,680		1,486
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[2,7]		5,033		4,381
				109,428

Total mortgage-backed obligations				2,638,566

Asset-backed obligations 4.52%
Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 8/17/2026[2,7]		701		665
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[2,7]		672		643
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[2,7]		765		744
AGL CLO, Ltd., Series 2022-18A, Class A1, (3-month USD CME Term SOFR + 1.32%) 5.308% 4/21/2031[2,3,7]		—	[8]	—	[8]
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 6/15/2026[2,7]		1,178		1,169
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 6/15/2026[2,7]		2,500		2,429
American Credit Acceptance Receivables Trust, Series 2022-3, Class B, 4.55% 10/13/2026[2,7]		360		353
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 3/15/2027[2,7]		1,055		1,038
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 3/15/2027[2,7]		806		760
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[2,7]		1,136		1,097
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[2,7]		2,781		2,631
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[2,7]		396		376
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[7]		997		935
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[7]		1,109		1,009
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[7]		2,613		2,319
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[2,7]		2,755		2,710
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class A, 3.35% 9/22/2025[2,7]		2,210		2,137
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[2,7]		7,689		7,124
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,7]		2,427		2,203
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,7]		623		560
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class C, 4.25% 2/20/2027[2,7]		1,279		1,144
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[2,7]		3,445		3,005
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[2,7]		531		449
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[2,7]		193		161
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[2,3,7]		575		568

198	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[2,7]	USD	180	$170
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[2,7]		269	227
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[2,7]		3,951	3,250
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[2,7]		497	375
CarMax Auto Owner Trust, Series 2019-2, Class C, 3.16% 2/18/2025[7]		400	396
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[7]		210	190
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[7]		206	184
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[7]		538	514
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,7]		15,953	13,578
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[2,7]		6,185	5,238
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[2,7]		671	544
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[2,7]		802	702
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,7]		18,679	16,693
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,7]		1,950	1,613
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[2,7]		3,395	2,969
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[2,7]		368	291
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,7]		6,053	5,242
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[2,7]		1,917	1,602
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[2,7]		15,132	14,821
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[2,7]		6,637	6,257
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[2,7]		2,298	1,978
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[2,7]		4,800	4,174
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[2,7]		436	363
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 3/17/2025[2,7]		249	248
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 6/16/2025[2,7]		405	404
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[2,7]		1,883	1,849
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 9/15/2026[2,7]		514	507
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[2,7]		590	559
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 8/15/2028[2,7]		2,111	2,033
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/2028[2,7]		2,797	2,658
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65% 7/15/2025[7]		86	86
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 10/15/2026[7]		3,890	3,844
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/2027[7]		5,369	5,249
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[7]		4,053	3,800
DriveTime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2/18/2025[2,7]		2,320	2,309
DriveTime Auto Owner Trust, Series 2019-3, Class D, 2.96% 4/15/2025[2,7]		1,473	1,454
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[2,7]		817	791
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/2026[2,7]		825	792
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[2,7]		449	414
DriveTime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 1/15/2027[2,7]		1,179	1,156
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/2027[2,7]		1,231	1,170
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[2,7]		832	764
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[2,7]		428	362
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[2,7]		897	851
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[2,7]		1,380	1,350
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/2025[2,7]		3,251	3,218
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 7/15/2025[7]		401	397
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/2025[2,7]		3,405	3,352
Exeter Automobile Receivables Trust, Series 2021-2, Class B, 0.57% 9/15/2025[7]		721	716
Exeter Automobile Receivables Trust, Series 2022-2A, Class A3, 2.80% 11/17/2025[7]		1,162	1,150
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[7]		587	588
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[2,7]		893	875
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[7]		1,807	1,737
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/2026[7]		1,012	975
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 10/15/2026[7]		3,047	2,976
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/2027[7]		568	558
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[7]		2,612	2,388

American Funds Insurance Series	199

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[7]	USD	1,201	$1,127
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[2,7]		17,959	15,928
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/2038[2,7]		1,380	1,195
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[2,7]		1,733	1,628
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[2,7]		17,675	17,438
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[2,7]		30,070	28,744
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,7]		2,069	1,827
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[2,7]		1,421	1,210
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[2,7]		158	134
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[2,7]		2,868	2,550
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[2,7]		9,797	8,450
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[2,7]		2,739	2,378
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[2,7]		214	181
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 7/22/2024[7]		301	300
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 12/20/2024[7]		425	424
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[2,7]		2,703	2,756
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[2,7,10]		8,590	8,241
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,7]		12,703	11,748
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,7]		1,171	1,074
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[2,7]		810	731
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,7]		17,770	15,498
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,7]		1,264	1,085
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,7]		859	710
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 8/17/2026[2,7]		866	842
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/2026[2,7]		304	285
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[2,7]		1,207	1,188
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027[2,7]		438	426
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[2,7]		623	596
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 5.278% 7/21/2030[2,3,7]		892	878
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 5.229% 4/15/2029[2,3,7]		574	568
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/2026[2,7]		1,242	1,203
Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24% 9/15/2026[2,7]		230	223
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[7,10,11]		1,006	1,006
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[7,10,11]		150	150
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,7]		4,052	3,449
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069[2,7]		2,516	2,110
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[2,7]		895	759
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[2,7]		4,396	3,702
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[2,7]		314	279
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,7]		5,377	4,762
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,7]		12,315	10,951
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[2,3,7]		4,035	3,918
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,7]		50,765	42,988
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 5.328% 7/25/2030[2,3,7]		273	270
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 3/8/2028[2,7]		240	224
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 5.143% 4/20/2029[2,3,7]		256	253
PFS Financing Corp., Series 2021-B, Class A, 0.775% 8/17/2026[2,7]		7,884	7,276
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[2,7]		1,721	1,681
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 10/15/2024[2,7]		804	802
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/2025[2,7]		1,355	1,341
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD-LIBOR + 1.25%) 5.639% 7/25/2051[2,3,7]		577	558

200	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 7/15/2025[7]	USD	1,584	$1,574
Santander Drive Auto Receivables Trust, Series 2021-2, Class B, 0.59% 9/15/2025[7]		523	521
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 1/15/2026[7]		1,480	1,467
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[7]		2,812	2,736
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[7]		2,211	2,120
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[7]		917	892
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[7]		1,802	1,686
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/2027[7]		1,677	1,613
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[7]		2,236	2,073
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[7]		856	828
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[2,7]		2,641	2,190
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[2,7]		487	397
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[2,7]		2,392	1,923
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[2,7]		3,233	2,805
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[2,7]		451	381
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,7]		1,243	1,108
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[2,7]		1,441	1,245
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[2,7]		2,300	2,092
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[2,7]		2,971	2,610
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[2,7]		1,252	1,135
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[2,7]		2,223	1,939
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[2,7]		6,190	5,211
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/2046[2,7]		346	288
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[2,7]		5,200	4,431
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[2,7]		4,358	3,747
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[2,7]		130	107
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[2,7]		6,000	5,785
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[2,7]		10,418	8,932
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[2,7]		3,563	2,978
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[2,7]		346	285
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 11/17/2025[2,7]		1,557	1,518
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/2026[2,7]		3,023	2,866
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/2026[2,7]		1,690	1,632
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/2026[2,7]		2,181	2,050
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[2,7]		1,446	1,318
			461,708

Municipals 1.62%
California 0.03%
G.O. Bonds, Series 2009, 7.50% 4/1/2034		2,100	2,541
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		650	523
			3,064

Illinois 1.47%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029		65	61
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039		30,835	26,399
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040		8,945	7,689
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025		2,500	2,155
G.O. Bonds, Series 2013-B, 4.31% 4/1/2023		2,125	2,122
G.O. Bonds, Pension Funding, Series 2003, 4.95% 6/1/2023		6,228	6,231
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		107,000	102,807
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 3/1/2023		3,210	3,215
			150,679

American Funds Insurance Series	201

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
New York 0.05%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 2.202% 3/15/2034	USD	6,390	$4,881

Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		4,075	2,899

Wisconsin 0.04%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		4,580	4,071

Total municipals			165,594

Bonds & notes of governments & government agencies outside the U.S. 1.29%
Chile (Republic of) 3.50% 1/31/2034		600	513
Chile (Republic of) 3.10% 5/7/2041		2,340	1,689
Chile (Republic of) 4.34% 3/7/2042		1,320	1,120
Chile (Republic of) 4.00% 1/31/2052		580	450
Colombia (Republic of) 4.125% 5/15/2051		3,120	1,878
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	24,813,800	3,883
Dominican Republic 5.95% 1/25/2027[2]	USD	8,100	7,954
Indonesia (Republic of) 4.65% 9/20/2032		2,690	2,638
Indonesia (Republic of) 3.35% 3/12/2071		1,660	1,109
Indonesia (Republic of), Series 91, 6.375% 4/15/2032	IDR	31,265,000	1,936
Israel (State of) 1.00% 3/31/2030	ILS	11,800	2,799
Israel (State of) 3.375% 1/15/2050	USD	4,750	3,670
Israel (State of) 3.875% 7/3/2050		4,775	4,036
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029	MYR	5,290	1,193
Panama (Republic of) 3.362% 6/30/2031	USD	15,625	12,695
Panama (Republic of) 3.87% 7/23/2060		7,500	4,863
Panama (Republic of) 4.50% 1/19/2063		395	280
Paraguay (Republic of) 5.00% 4/15/2026		1,250	1,248
Peru (Republic of) 6.35% 8/12/2028	PEN	5,840	1,463
Peru (Republic of) 5.94% 2/12/2029		6,005	1,450
Peru (Republic of) 2.783% 1/23/2031	USD	2,155	1,788
Peru (Republic of) 6.15% 8/12/2032	PEN	12,950	2,998
Peru (Republic of) 3.60% 1/15/2072	USD	7,640	4,999
Philippines (Republic of) 3.229% 3/29/2027		475	457
Philippines (Republic of) 3.20% 7/6/2046		4,900	3,598
Philippines (Republic of) 4.20% 3/29/2047		272	234
Poland (Republic of) 5.75% 11/16/2032		555	593
Portuguese Republic 5.125% 10/15/2024		24,775	24,868
PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/2023[2]		1,020	1,023
PT Indonesia Asahan Aluminium Tbk 4.75% 5/15/2025[2]		1,270	1,251
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[2]		340	324
PT Indonesia Asahan Aluminium Tbk 5.80% 5/15/2050[2]		1,150	966
Qatar (State of) 4.50% 4/23/2028[2]		5,100	5,141
Qatar (State of) 5.103% 4/23/2048[2]		3,400	3,425
Romania 3.75% 2/7/2034	EUR	5,625	4,515
Saudi Arabia (Kingdom of) 3.628% 4/20/2027[2]	USD	5,000	4,846
Saudi Arabia (Kingdom of) 3.625% 3/4/2028[2]		11,435	10,939
United Mexican States 4.875% 5/19/2033		2,175	2,001
United Mexican States 3.50% 2/12/2034		1,030	827
United Mexican States 4.40% 2/12/2052		440	325
			131,985

202	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 4/24/2026	USD	11,910	$11,160

Total bonds, notes & other debt instruments (cost: $10,540,248,000)			9,747,773

Short-term securities 13.95%		Shares
Money market investments 13.95%
Capital Group Central Cash Fund 4.31%[12,13]		14,258,627	1,425,720

Total short-term securities (cost: $1,425,522,000)			1,425,720
Total investment securities 109.32% (cost: $11,965,770,000)			11,173,493
Other assets less liabilities (9.32)%			(952,411)

Net assets 100.00%			$10,221,082

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
3 Month SOFR Futures	Short	658	June 2023	USD(156,415)	$2,698
2 Year U.S. Treasury Note Futures	Short	2,055	March 2023	(421,436)	1,029
5 Year Euro-Bobl Futures	Long	1	March 2023	124	(4)
5 Year U.S. Treasury Note Futures	Long	16,226	March 2023	1,751,267	(2,467)
10 Year U.S. Treasury Note Futures	Long	2,294	March 2023	257,609	(1,391)
10 Year Ultra U.S. Treasury Note Futures	Short	1,388	March 2023	(164,174)	2,514
20 Year U.S. Treasury Bond Futures	Long	999	March 2023	125,218	(2,035)
30 Year Ultra U.S. Treasury Bond Futures	Long	1,708	March 2023	229,406	(7,297)
					$(6,953)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	1,965	IDR	30,407,000	Citibank	1/9/2023	$11
USD	3,158	ILS	10,725	HSBC Bank	1/11/2023	106
USD	1,173	MYR	5,150	HSBC Bank	1/11/2023	(4)
USD	1,248	EUR	1,180	Morgan Stanley	1/11/2023	(16)
USD	4,761	COP	22,893,650	Citibank	1/13/2023	52
USD	5,947	EUR	5,628	JPMorgan Chase	1/13/2023	(84)
USD	613	EUR	582	JPMorgan Chase	1/20/2023	(11)
USD	5,952	PEN	22,885	Citibank	1/23/2023	(59)
JPY	3,460,300	USD	24,759	Morgan Stanley	2/17/2023	1,783
JPY	3,432,900	USD	25,173	Morgan Stanley	2/17/2023	1,158
JPY	3,448,400	USD	25,841	Morgan Stanley	3/17/2023	711
						$3,647

American Funds Insurance Series	203

The Bond Fund of America (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD87,775	$3,103	$—	$3,103
0.45801%	Annual	SOFR	Annual	10/26/2023	85,775	(3,041)	—	(3,041)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	27,000	(479)	—	(479)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	72,532	(1,257)	—	(1,257)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	78,378	(1,355)	—	(1,355)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	4,154	(76)	—	(76)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	19,800	(369)	—	(369)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	19,200	(5)	—	(5)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	23,900	(20)	—	(20)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	24,000	(4)	—	(4)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	28,800	(23)	—	(23)
3-month USD-LIBOR	Quarterly	1.972%	Semi-annual	4/26/2051	23,200	6,475	—	6,475
3-month USD-LIBOR	Quarterly	1.9855%	Semi-annual	4/26/2051	8,580	2,374	—	2,374
3-month USD-LIBOR	Quarterly	1.9778%	Semi-annual	4/28/2051	13,500	3,753	—	3,753
						$9,076	$—	$9,076

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium (received) paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD74,676	$(597)	$(310)	$(287)
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	153,455	(945)	5,777	(6,722)
					$(1,542)	$5,467	$(7,009)

Investments in affiliates13

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 13.95%
Money market investments 13.95%
Capital Group Central Cash Fund 4.31%[12]	$1,311,257	$4,011,285	$3,896,680	$(218)	$ 76	$1,425,720	$34,880

204	American Funds Insurance Series

The Bond Fund of America (continued)

Restricted securities11

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[7,10]	12/6/2022	$1,006	$1,006	.01%
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[7,10]	12/6/2022	150	150	.00
Total		$1,156	$1,156	.01%

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,530,868,000, which represented 14.98% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $58,239,000, which represented .57% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Amount less than one thousand.
[9]	Purchased on a TBA basis.
[10]	Value determined using significant unobservable inputs.
[11]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,156,000, which represented .01% of the net assets of the fund.
[12]	Rate represents the seven-day yield at 12/31/2022.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

Assn. = Association

Auth. = Authority

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

COP = Colombian pesos

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

JPY = Japanese yen

LIBOR = London Interbank Offered Rate

MYR = Malaysian ringgits

PEN = Peruvian nuevos soles

PIK = Payment In Kind

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	205

Capital World Bond Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 90.28%	Principal amount (000)		Value (000)
Euros 19.79%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[1]	EUR	2,800	$2,333
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]		4,200	4,471
Altria Group, Inc. 1.00% 2/15/2023		1,020	1,089
Altria Group, Inc. 2.20% 6/15/2027		2,900	2,795
Altria Group, Inc. 3.125% 6/15/2031		800	711
American Honda Finance Corp. 1.95% 10/18/2024		560	584
American Tower Corp. 0.45% 1/15/2027		2,525	2,321
American Tower Corp. 0.875% 5/21/2029		1,470	1,257
AT&T, Inc. 1.60% 5/19/2028		2,350	2,237
Austria (Republic of) 0% 2/20/2031		6,900	5,785
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[1]		500	504
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]		5,000	5,177
CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]		2,400	2,345
Celanese US Holdings, LLC 4.777% 7/19/2026		235	240
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]		700	665
Deutsche Telekom International Finance BV 7.50% 1/24/2033		200	273
Dow Chemical Co. 0.50% 3/15/2027		1,110	1,035
E.ON SE 1.625% 3/29/2031		810	731
Egypt (Arab Republic of) 5.625% 4/16/2030		300	224
Equinor ASA 1.375% 5/22/2032		2,550	2,267
European Investment Bank 0.25% 1/20/2032		4,900	4,085
European Investment Bank 1.50% 6/15/2032		1,000	932
European Union 0% 7/6/2026		1,600	1,545
European Union 0.25% 10/22/2026		610	591
European Union 0% 7/4/2031		705	584
European Union 0% 7/4/2035		220	159
European Union 0.20% 6/4/2036		1,500	1,080
Finland (Republic of) 1.50% 9/15/2032		3,380	3,154
French Republic O.A.T. 0.75% 2/25/2028		4,500	4,347
French Republic O.A.T. 0% 11/25/2030		19,550	16,712
French Republic O.A.T. 0% 5/25/2032		2,120	1,718
French Republic O.A.T. 2.00% 11/25/2032		4,260	4,162
French Republic O.A.T. 0.50% 5/25/2040		2,080	1,414
French Republic O.A.T. 0.75% 5/25/2052		5,930	3,416
Germany (Federal Republic of) 0% 4/11/2025		2,100	2,124
Germany (Federal Republic of) 0% 10/9/2026		6,060	5,908
Germany (Federal Republic of) 0% 4/16/2027		32,700	31,482
Germany (Federal Republic of) 1.30% 10/15/2027		3,580	3,626
Germany (Federal Republic of) 0% 2/15/2030		13,340	12,029
Germany (Federal Republic of) 0% 8/15/2030		15,050	13,413
Germany (Federal Republic of) 0% 8/15/2031		12,600	10,944
Germany (Federal Republic of) 1.70% 8/15/2032		10,906	10,887
Germany (Federal Republic of) 1.00% 5/15/2038		6,040	5,175
Germany (Federal Republic of) 0% 8/15/2050		1,200	673
Germany (Federal Republic of) 0% 8/15/2052		2,650	1,421
Goldman Sachs Group, Inc. 3.375% 3/27/2025[2]		5,000	5,327
Goldman Sachs Group, Inc. 1.00% 3/18/2033[2]		2,705	2,091
Greece (Hellenic Republic of) 3.375% 2/15/2025		5,825	6,236
Greece (Hellenic Republic of) 1.75% 6/18/2032		5,970	5,047
Groupe BPCE SA 4.625% 7/18/2023		1,200	1,296
Groupe BPCE SA 1.00% 4/1/2025		2,900	2,925
Intesa Sanpaolo SpA 6.625% 9/13/2023		510	557
Israel (State of) 2.875% 1/29/2024		1,180	1,258
Italy (Republic of) 1.85% 7/1/2025		17,700	18,218
Italy (Republic of) 1.35% 4/1/2030		7	6
Italy (Republic of) 2.50% 12/1/2032		9,610	8,613
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]		3,208	2,944

206	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
KfW 0.125% 6/30/2025	EUR	590	$590
Lloyds Banking Group PLC 1.75% 9/7/2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]		2,400	2,472
Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]		580	592
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]		1,535	1,460
Morocco (Kingdom of) 3.50% 6/19/2024		1,400	1,492
Morocco (Kingdom of) 1.50% 11/27/2031		3,300	2,617
Philippines (Republic of) 0.25% 4/28/2025		875	870
Portuguese Republic 0.475% 10/18/2030		1,610	1,395
Quebec (Province of) 0.25% 5/5/2031		920	764
Quebec (Province of) 0.50% 1/25/2032		1,155	957
Romania 2.125% 3/7/2028		1,440	1,291
Romania 1.75% 7/13/2030		2,560	1,913
Romania 2.00% 1/28/2032		1,605	1,153
Romania 3.75% 2/7/2034		530	425
Russian Federation 2.875% 12/4/2025[3]		3,000	1,349
Russian Federation 2.875% 12/4/2025[3]		1,500	674
Serbia (Republic of) 3.125% 5/15/2027		847	783
Serbia (Republic of) 1.50% 6/26/2029		3,353	2,584
Spain (Kingdom of) 0% 1/31/2027		2,325	2,198
Spain (Kingdom of) 0.80% 7/30/2027		8,970	8,674
Spain (Kingdom of) 1.45% 4/30/2029		1,890	1,824
Spain (Kingdom of) 1.25% 10/31/2030		1,295	1,191
Spain (Kingdom of) 0.50% 10/31/2031		4,645	3,873
Spain (Kingdom of) 0.70% 4/30/2032		4,785	3,993
Spain (Kingdom of) 1.90% 10/31/2052		1,010	695
State Grid Overseas Investment, Ltd. 1.375% 5/2/2025		441	442
State Grid Overseas Investment, Ltd. 2.125% 5/2/2030		200	177
Stryker Corp. 0.25% 12/3/2024		480	483
Stryker Corp. 0.75% 3/1/2029		980	877
Stryker Corp. 1.00% 12/3/2031		450	376
TOTAL SA 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]		2,000	2,025
Toyota Motor Credit Corp. 0.125% 11/5/2027		1,850	1,684
Tunisia (Republic of) 6.75% 10/31/2023		5,109	4,612
Tunisia (Republic of) 6.75% 10/31/2023		1,295	1,169
Ukraine 6.75% 6/20/2028		3,119	619
Ukraine 6.75% 6/20/2028		1,225	243
Ukraine 4.375% 1/27/2032		2,705	476
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[1]		1,300	1,140
			293,295

Japanese yen 7.50%
Japan, Series 18, 0.10% 3/10/2024[4]	JPY	1,064,481	8,293
Japan, Series 19, 0.10% 9/10/2024[4]		463,865	3,628
Japan, Series 346, 0.10% 3/20/2027		777,900	5,905
Japan, Series 356, 0.10% 9/20/2029		1,720,800	12,847
Japan, Series 116, 2.20% 3/20/2030		576,100	4,933
Japan, Series 26, 0.005% 3/10/2031[4]		527,493	4,178
Japan, Series 362, 0.10% 3/20/2031		737,200	5,435
Japan, Series 365, 0.10% 12/20/2031		520,150	3,832
Japan, Series 145, 1.70% 6/20/2033		742,700	6,290
Japan, Series 152, 1.20% 3/20/2035		987,100	7,875
Japan, Series 21, 2.30% 12/20/2035		720,000	6,451
Japan, Series 162, 0.60% 9/20/2037		1,617,000	11,642
Japan, Series 179, 0.50% 12/20/2041		196,950	1,309
Japan, Series 37, 0.60% 6/20/2050		694,500	4,183
Japan, Series 70, 0.70% 3/20/2051		276,100	1,694
Japan, Series 73, 0.70% 12/20/2051		1,568,700	9,576

American Funds Insurance Series	207

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Japanese yen (continued)
Japan, Series 74, 1.00% 3/20/2052	JPY	626,900	$4,140
Japan, Series 76, 1.40% 9/20/2052		296,450	2,162
Philippines (Republic of) 0.001% 4/12/2024		900,000	6,778
			111,151

British pounds 4.17%
American Honda Finance Corp. 0.75% 11/25/2026	GBP	1,420	1,470
Asian Development Bank 1.125% 6/10/2025		1,240	1,393
KfW 1.125% 7/4/2025		1,165	1,305
Lloyds Banking Group PLC 7.625% 4/22/2025		655	835
Quebec (Province of) 2.25% 9/15/2026		1,870	2,083
United Kingdom 0.125% 1/30/2026		425	463
United Kingdom 1.25% 7/22/2027		3,060	3,335
United Kingdom 4.25% 12/7/2027		5,910	7,336
United Kingdom 4.75% 12/7/2030		8,230	10,732
United Kingdom 0.25% 7/31/2031		11,850	10,738
United Kingdom 1.00% 1/31/2032		10,970	10,504
United Kingdom 4.25% 6/7/2032		3,010	3,809
United Kingdom 0.625% 7/31/2035		210	171
United Kingdom 0.875% 1/31/2046		4,916	3,151
United Kingdom 1.25% 7/31/2051		6,635	4,338
United Kingdom 1.125% 10/22/2073		225	119
			61,782

Chinese yuan renminbi 2.84%
China (People’s Republic of), Series INBK, 2.75% 2/17/2032	CNY	25,660	3,646
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		103,240	16,440
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		26,230	3,854
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		51,550	8,146
China (People’s Republic of), Series INBK, 3.53% 10/18/2051		45,510	6,877
China Development Bank Corp., Series 1814, 4.15% 10/26/2025		20,900	3,133
			42,096

Canadian dollars 2.31%
Canada 0.75% 10/1/2024	CAD	14,570	10,169
Canada 0.25% 3/1/2026		5,800	3,847
Canada 3.50% 3/1/2028		24,018	17,831
Canada 2.75% 12/1/2048		3,500	2,337
			34,184

Mexican pesos 2.13%
Petróleos Mexicanos 7.19% 9/12/2024	MXN	42,534	2,024
United Mexican States 4.50% 12/4/2025[4]		16,544	845
United Mexican States, Series M, 5.75% 3/5/2026		44,700	2,078
United Mexican States, Series M, 7.50% 6/3/2027		251,720	12,188
United Mexican States, Series M20, 8.50% 5/31/2029		140,400	7,013
United Mexican States, Series M30, 8.50% 11/18/2038		21,100	1,025
United Mexican States, Series M, 8.00% 11/7/2047		7,830	359
United Mexican States, Series M, 8.00% 7/31/2053		133,170	6,095
			31,627

Australian dollars 1.63%
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	AUD	5,789	3,061
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		12,355	7,622
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034		20,520	13,529
			24,212

208	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Danish kroner 1.62%
Nordea Kredit 0.50% 10/1/2040[5]	DKK	17,477	$1,955
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[5]		90,967	10,167
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[5]		106,007	11,555
Realkredit Danmark AS 1.00% 10/1/2053[5]		2,712	285
			23,962

South Korean won 0.52%
South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW	5,183,670	3,908
South Korea (Republic of), Series 2712, 2.375% 12/10/2027		5,158,930	3,821
			7,729

Colombian pesos 0.48%
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	31,310,800	4,575
Colombia (Republic of), Series B, 7.25% 10/26/2050		21,884,200	2,569
			7,144

Chilean pesos 0.41%
Chile (Republic of) 4.00% 3/1/2023	CLP	2,300,000	2,681
Chile (Republic of) 1.50% 3/1/2026[4]		808,331	933
Chile (Republic of) 5.00% 10/1/2028		955,000	1,089
Chile (Republic of) 4.70% 9/1/2030		1,205,000	1,371
			6,074

Indonesian rupiah 0.37%
Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR	22,733,000	1,495
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		3,136,000	200
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		23,729,000	1,643
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		2,930,000	190
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		27,353,000	1,926
			5,454

Russian rubles 0.23%
Russian Federation 7.00% 8/16/2023[3,6]	RUB	430,300	1,984
Russian Federation 7.65% 4/10/2030[3]		316,110	1,371
			3,355

Brazilian reais 0.21%
Brazil (Federative Republic of) 6.00% 8/15/2024[4]	BRL	13,461	2,531
Brazil (Federative Republic of) 10.00% 1/1/2025		3,300	598
			3,129

South African rand 0.20%
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	30,120	1,581
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		30,850	1,420
			3,001

Dominican pesos 0.15%
Dominican Republic 8.90% 2/15/2023	DOP	128,000	2,271

Malaysian ringgits 0.15%
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR	10,588	2,222

Ukrainian hryvnia 0.11%
Ukraine 15.97% 4/19/2023[6]	UAH	78,370	1,592

Indian rupees 0.08%
India (Republic of) 5.15% 11/9/2025	INR	96,010	1,102

American Funds Insurance Series	209

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Romanian leu 0.07%
Romania 4.75% 2/24/2025	RON	5,000	$1,038

Polish zloty 0.06%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	4,900	879

Norwegian kroner 0.04%
Norway (Kingdom of) 2.125% 5/18/2032	NOK	6,615	619

U.S. dollars 45.21%
1375209 BC, Ltd. 9.00% 1/30/2028[7]	USD	60	59
7-Eleven, Inc. 0.95% 2/10/2026[7]		520	456
7-Eleven, Inc. 1.30% 2/10/2028[7]		2,180	1,810
7-Eleven, Inc. 1.80% 2/10/2031[7]		2,015	1,544
ACE INA Holdings, Inc. 3.35% 5/3/2026		195	187
ACE INA Holdings, Inc. 4.35% 11/3/2045		425	370
Advisor Group Holdings, LLC 6.25% 3/1/2028[7]		295	272
AerCap Ireland Capital DAC 2.45% 10/29/2026		2,102	1,841
Aeropuerto International de Tocume SA 5.125% 8/11/2061[7]		660	542
Aetna, Inc. 2.80% 6/15/2023		340	336
AG Merger Sub II, Inc. 10.75% 8/1/2027[7]		256	260
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[7]		103	104
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[1,7]		1,225	1,249
Alabama Power Co. 3.00% 3/15/2052		980	651
Albertsons Companies, Inc. 4.625% 1/15/2027[7]		125	116
Albertsons Companies, Inc. 3.50% 3/15/2029[7]		340	286
Alcoa Nederland Holding BV 4.125% 3/31/2029[7]		75	67
Allegheny Technologies, Inc. 4.875% 10/1/2029		25	22
Allegheny Technologies, Inc. 5.125% 10/1/2031		45	40
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[7]		280	252
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[7]		90	74
Allied Universal Holdco, LLC 9.75% 7/15/2027[7]		175	153
Allied Universal Holdco, LLC 6.00% 6/1/2029[7]		300	218
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[8,9]		570	429
Altera Infrastructure, LP 8.50% 7/15/2023[3,6,7]		555	104
Amazon.com, Inc. 1.50% 6/3/2030		2,040	1,644
American Electric Power Company, Inc. 1.00% 11/1/2025		250	224
American Express Co. 3.375% 5/3/2024		4,202	4,119
Amgen, Inc. 2.20% 2/21/2027		445	400
AmWINS Group, Inc. 4.875% 6/30/2029[7]		220	187
Anglo American Capital PLC 3.95% 9/10/2050[7]		521	383
Angola (Republic of) 9.50% 11/12/2025		3,580	3,693
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[7]		200	152
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[7]		130	95
Apple, Inc. 3.35% 8/8/2032		1,600	1,457
Ardagh Group SA 6.50% Cash 6/30/2027[7,10]		210	146
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[7]		180	149
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[1]		1,921	523
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[1]		3,025	775
Asbury Automotive Group, Inc. 5.00% 2/15/2032[7]		55	45
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/2029[8,9]		120	106
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[7]		160	157
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[7]		55	49
AssuredPartners, Inc. 7.00% 8/15/2025[7]		120	116
AssuredPartners, Inc. 5.625% 1/15/2029[7]		365	301
AstraZeneca PLC 3.50% 8/17/2023		2,700	2,678
AT&T, Inc. 3.50% 9/15/2053		2,070	1,406
Atkore, Inc. 4.25% 6/1/2031[7]		25	21
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 2.75%) 7.134% 9/22/2028[8,9]		149	147

210	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 10.134% 9/21/2029[8,9]	USD	213	$207
Avantor Funding, Inc. 4.625% 7/15/2028[7]		160	146
Avantor Funding, Inc. 3.875% 11/1/2029[7]		90	76
B&G Foods, Inc. 5.25% 4/1/2025		65	57
B&G Foods, Inc. 5.25% 9/15/2027		220	169
Ball Corp. 6.875% 3/15/2028		108	111
Bank of America Corp. 2.456% 10/22/2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]		847	801
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		6,260	5,778
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		3,745	3,286
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		4,780	3,693
Bank of Nova Scotia 2.45% 2/2/2032		2,100	1,695
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		2,350	2,335
Barclays Bank PLC 5.501% 8/9/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)[1]		1,290	1,252
Bath & Body Works, Inc. 6.625% 10/1/2030[7]		120	113
Bath & Body Works, Inc. 6.875% 11/1/2035		75	67
Bausch Health Americas, Inc. 9.25% 4/1/2026[7]		80	56
Bausch Health Companies, Inc. 5.75% 8/15/2027[7]		140	96
Bausch Health Companies, Inc. 14.00% 10/15/2030[7]		160	96
Bausch Health Companies, Inc. 5.25% 2/15/2031[7]		160	78
Bayer AG 3.375% 10/8/2024[7]		840	812
Bayer US Finance II, LLC 4.25% 12/15/2025[7]		203	197
Bayerische Motoren Werke AG 3.90% 4/9/2025[7]		900	881
Bayerische Motoren Werke AG 4.15% 4/9/2030[7]		900	857
Beasley Mezzanine Holdings, LLC 8.625% 2/1/2026[7]		30	18
Becton, Dickinson and Company 4.298% 8/22/2032		320	300
Berkshire Hathaway Energy Company 2.85% 5/15/2051		300	198
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[7]		400	350
Blue Racer Midstream, LLC 7.625% 12/15/2025[7]		65	65
BMC Software, Inc. 9.125% 3/1/2026[7]		160	151
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/2026[8,9]		25	23
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,7]		700	572
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,7]		1,275	1,000
Boeing Company 5.15% 5/1/2030		2,855	2,792
Boeing Company 3.625% 2/1/2031		1,127	990
Bombardier, Inc. 7.125% 6/15/2026[7]		60	58
Bombardier, Inc. 6.00% 2/15/2028[7]		65	60
Bombardier, Inc. 7.45% 5/1/2034[7]		125	126
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[7]		43	38
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[7]		132	116
Boyd Gaming Corp. 4.75% 12/1/2027		120	112
Boyd Gaming Corp. 4.75% 6/15/2031[7]		45	39
Boyne USA, Inc. 4.75% 5/15/2029[7]		107	95
Braskem Netherlands Finance BV 4.50% 1/31/2030[7]		745	635
British American Tobacco PLC 2.789% 9/6/2024		1,150	1,101
British American Tobacco PLC 3.215% 9/6/2026		955	882
British American Tobacco PLC 3.557% 8/15/2027		1,545	1,414
British American Tobacco PLC 3.462% 9/6/2029		1,150	991
Broadcom, Inc. 4.00% 4/15/2029[7]		250	228
Broadcom, Inc. 3.419% 4/15/2033[7]		698	562
Broadcom, Inc. 3.469% 4/15/2034[7]		48	38
Broadcom, Inc. 3.137% 11/15/2035[7]		185	137
Broadcom, Inc. 3.75% 2/15/2051[7]		926	643
BroadStreet Partners, Inc. 5.875% 4/15/2029[7]		160	136
BWX Technologies, Inc. 4.125% 4/15/2029[7]		195	171
Caesars Entertainment, Inc. 6.25% 7/1/2025[7]		35	34
Caesars Entertainment, Inc. 4.625% 10/15/2029[7]		15	12
Caesars Resort Collection, LLC 5.75% 7/1/2025[7]		165	162
California Resources Corp. 7.125% 2/1/2026[7]		100	96

American Funds Insurance Series	211

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Callon Petroleum Co. 7.50% 6/15/2030[7]	USD	30	$27
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		798	663
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		1,378	933
CAN-PACK SA 3.875% 11/15/2029[7]		90	71
Carnival Corp. 6.00% 5/1/2029[7]		100	67
CCO Holdings, LLC 4.75% 3/1/2030[7]		135	117
CCO Holdings, LLC 4.50% 8/15/2030[7]		255	211
CCO Holdings, LLC 4.25% 2/1/2031[7]		155	125
CCO Holdings, LLC 4.50% 6/1/2033[7]		162	125
CCO Holdings, LLC 4.25% 1/15/2034[7]		70	52
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[7]		125	117
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.75% 2/15/2028		2,650	2,394
CDI Escrow Issuer, Inc. 5.75% 4/1/2030[7]		70	63
CDK Global, Inc. 7.25% 6/15/2029[7]		55	54
Cedar Fair, LP 5.50% 5/1/2025[7]		120	119
Centene Corp. 2.45% 7/15/2028		40	34
Centene Corp. 4.625% 12/15/2029		325	298
Centene Corp. 2.50% 3/1/2031		155	122
Central Garden & Pet Co. 4.125% 10/15/2030		74	61
Central Garden & Pet Co. 4.125% 4/30/2031[7]		110	91
Charles River Laboratories International, Inc. 4.25% 5/1/2028[7]		35	32
Charles River Laboratories International, Inc. 4.00% 3/15/2031[7]		70	61
Cheniere Energy Partners, LP 4.50% 10/1/2029		160	144
Cheniere Energy Partners, LP 4.00% 3/1/2031		75	64
Cheniere Energy Partners, LP 3.25% 1/31/2032		56	45
Chesapeake Energy Corp. 4.875% 4/15/2022[3]		915	21
Chesapeake Energy Corp. 5.875% 2/1/2029[7]		130	123
Chesapeake Energy Corp. 6.75% 4/15/2029[7]		30	29
Ciena Corp. 4.00% 1/31/2030[7]		80	71
Cigna Corp. 2.375% 3/15/2031		375	308
Clarivate Science Holdings Corp. 3.875% 7/1/2028[7]		45	39
Clarivate Science Holdings Corp. 4.875% 7/1/2029[7]		55	47
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[7]		130	115
CMS Energy Corp. 3.875% 3/1/2024		100	98
CMS Energy Corp. 3.00% 5/15/2026		1,200	1,118
CNX Resources Corp. 7.25% 3/14/2027[7]		240	239
Coinbase Global, Inc. 3.375% 10/1/2028[7]		55	29
Coinbase Global, Inc. 3.625% 10/1/2031[7]		85	41
Colombia (Republic of) 3.875% 4/25/2027		350	311
Commonwealth Bank of Australia 2.688% 3/11/2031[7]		4,650	3,593
Compass Diversified Holdings 5.25% 4/15/2029[7]		307	263
Compass Diversified Holdings 5.00% 1/15/2032[7]		65	52
Comstock Resources, Inc. 6.75% 3/1/2029[7]		110	99
Comstock Resources, Inc. 5.875% 1/15/2030[7]		65	56
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[10]		1,097	649
Constellium SE 3.75% 4/15/2029[7]		125	102
Consumers Energy Co. 3.375% 8/15/2023		345	342
Consumers Energy Co. 3.60% 8/15/2032		1,600	1,462
Corebridge Financial, Inc. 3.90% 4/5/2032[7]		748	655
CoreLogic, Inc. 4.50% 5/1/2028[7]		364	280
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/2029[8,9]		65	47
Corporate Office Properties, LP 2.75% 4/15/2031		1,212	910
Covanta Holding Corp. 4.875% 12/1/2029[7]		25	21
Crédit Agricole SA 4.375% 3/17/2025[7]		1,100	1,064
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,7]		2,675	2,441
Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,7]		1,000	693
Crestwood Midstream Partners, LP 6.00% 2/1/2029[7]		85	78
Crestwood Midstream Partners, LP 8.00% 4/1/2029[7]		100	100
Crown Castle International Corp. 2.50% 7/15/2031		767	620
CSX Corp. 3.80% 4/15/2050		75	59
CVR Partners, LP 6.125% 6/15/2028[7]		100	90
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[7]		725	679

212	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Danske Bank AS 3.875% 9/12/2023[7]	USD	1,675	$1,654
Darling Ingredients, Inc. 6.00% 6/15/2030[7]		245	240
DaVita, Inc. 4.625% 6/1/2030[7]		65	52
Deluxe Corp. 8.00% 6/1/2029[7]		20	16
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		850	751
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		1,160	985
Deutsche Telekom International Finance BV 9.25% 6/1/2032		930	1,166
Development Bank of Mongolia, LLC 7.25% 10/23/2023		1,980	1,777
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[7,9,10]		25	24
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[10]		22	21
Diamond Sports Group, LLC 6.625% 8/15/2027[7]		310	3
Diebold Nixdorf, Inc. 9.375% 7/15/2025[7]		309	221
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[6,8,9]		93	63
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[6,8,9]		17	15
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[6,8]		22	18
DIRECTV Financing, LLC 5.875% 8/15/2027[7]		110	99
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 9.384% 8/2/2027[8,9]		102	99
Discovery Communications, Inc. 3.625% 5/15/2030		468	387
DISH DBS Corp. 5.25% 12/1/2026[7]		15	13
DISH Network Corp. 11.75% 11/15/2027[7]		260	268
Dominican Republic 5.50% 1/27/2025[7]		1,375	1,366
Dominican Republic 8.625% 4/20/2027[7]		225	235
Dominican Republic 5.50% 2/22/2029[7]		350	323
Dominican Republic 6.40% 6/5/2049[7]		813	660
Duke Energy Progress, LLC 2.00% 8/15/2031		2,360	1,871
Dun & Bradstreet Corp. 5.00% 12/15/2029[7]		197	169
Edison International 4.125% 3/15/2028		2,390	2,222
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2049)[1]		100	84
Electricité de France SA 4.875% 9/21/2038[7]		795	649
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[7]		1,030	819
Enbridge, Inc. 4.00% 10/1/2023		600	595
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/2029[7]		205	156
Enel Finance International SA 1.375% 7/12/2026[7]		1,248	1,077
Enel Finance International SA 1.875% 7/12/2028[7]		1,227	977
Entegris Escrow Corp. 4.75% 4/15/2029[7]		45	41
Entergy Corp. 0.90% 9/15/2025		750	669
Entergy Louisiana, LLC 4.75% 9/15/2052		1,275	1,151
EQM Midstream Partners, LP 6.50% 7/1/2027[7]		225	215
EQM Midstream Partners, LP 7.50% 6/1/2030[7]		45	43
EQM Midstream Partners, LP 6.50% 7/15/2048		40	30
EQT Corp. 7.25% 2/1/2030[1]		40	42
Equinix, Inc. 1.80% 7/15/2027		1,145	982
Equinix, Inc. 2.15% 7/15/2030		3,216	2,566
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		3,910	2,457
Fair Isaac Corp. 4.00% 6/15/2028[7]		120	109
Fannie Mae Pool #MA2754 3.00% 9/1/2026[5]		59	57
Fannie Mae Pool #AO4151 3.50% 6/1/2042[5]		108	101
Fannie Mae Pool #AP7888 3.50% 10/1/2042[5]		338	316
Fannie Mae Pool #AQ0770 3.50% 11/1/2042[5]		131	123
Fannie Mae Pool #FM8399 2.50% 8/1/2051[5]		889	759
Fannie Mae Pool #BT9589 2.50% 8/1/2051[5]		34	29
Fannie Mae Pool #CB1552 2.50% 9/1/2051[5]		998	848
Fannie Mae Pool #BQ7435 2.50% 9/1/2051[5]		97	83
Fannie Mae Pool #MA4414 2.50% 9/1/2051[5]		33	28
Fannie Mae Pool #FS0031 2.50% 10/1/2051[5]		336	284
Fannie Mae Pool #BT3056 2.50% 11/1/2051[5]		721	613
Fannie Mae Pool #CB2402 2.50% 12/1/2051[5]		3,207	2,718
Fannie Mae Pool #BU3413 2.50% 12/1/2051[5]		807	685
Fannie Mae Pool #BU3058 2.50% 12/1/2051[5]		268	227

American Funds Insurance Series	213

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Fannie Mae Pool #BV2930 2.50% 1/1/2052[5]	USD	998	$846
Fannie Mae Pool #BU8226 2.50% 2/1/2052[5]		1,260	1,070
Fannie Mae Pool #BU1339 2.50% 2/1/2052[5]		275	234
Fannie Mae Pool #BV0307 2.50% 2/1/2052[5]		273	232
Fannie Mae Pool #BQ7473 2.50% 2/1/2052[5]		158	134
Fannie Mae Pool #CB2866 2.50% 2/1/2052[5]		95	81
Fannie Mae Pool #BV2189 2.50% 2/1/2052[5]		62	53
Fannie Mae Pool #CB2876 2.50% 2/1/2052[5]		31	27
Fannie Mae Pool #CB2809 2.50% 2/1/2052[5]		32	27
Fannie Mae Pool #BV3694 2.50% 2/1/2052[5]		32	27
Fannie Mae Pool #FS0647 3.00% 2/1/2052[5]		2,865	2,557
Fannie Mae Pool #BV4040 2.50% 3/1/2052[5]		1,645	1,398
Fannie Mae Pool #BV7520 2.50% 3/1/2052[5]		864	734
Fannie Mae Pool #BV8086 2.50% 3/1/2052[5]		809	690
Fannie Mae Pool #BU6885 2.50% 3/1/2052[5]		808	686
Fannie Mae Pool #BV5642 2.50% 3/1/2052[5]		94	80
Fannie Mae Pool #MA4578 2.50% 4/1/2052[5]		4,881	4,140
Fannie Mae Pool #BV5332 2.50% 4/1/2052[5]		1,929	1,638
Fannie Mae Pool #BQ7478 2.50% 4/1/2052[5]		1,222	1,038
Fannie Mae Pool #CB3350 2.50% 4/1/2052[5]		1,011	859
Fannie Mae Pool #BU8802 2.50% 4/1/2052[5]		998	848
Fannie Mae Pool #BU8916 2.50% 4/1/2052[5]		785	666
Fannie Mae Pool #BU6901 2.50% 4/1/2052[5]		91	77
Fannie Mae Pool #MA4600 3.50% 5/1/2052[5]		2,782	2,531
Fannie Mae Pool #BV8959 2.50% 6/1/2052[5]		127	108
Fannie Mae Pool #FS2239 2.50% 7/1/2052[5]		6,973	5,920
Fannie Mae Pool #FS2555 4.50% 7/1/2052[5]		1,105	1,065
Fannie Mae Pool #BW6395 4.50% 8/1/2052[5]		999	963
Fannie Mae Pool #BW5789 4.50% 8/1/2052[5]		371	357
Fannie Mae Pool #BW1201 5.00% 9/1/2052[5]		2,820	2,783
Fannie Mae Pool #MA4761 5.00% 9/1/2052[5]		524	517
Fannie Mae Pool #MA4784 4.50% 10/1/2052[5]		2,209	2,128
Fannie Mae Pool #MA4785 5.00% 10/1/2052[5]		1,300	1,283
Fannie Mae Pool #MA4804 4.00% 11/1/2052[5]		854	802
Fannie Mae Pool #MA4839 4.00% 12/1/2052[5]		442	415
Fannie Mae Pool #MA4841 5.00% 12/1/2052[5]		3,000	2,961
Fannie Mae Pool #MA4866 4.00% 1/1/2053[5]		238	223
Fannie Mae Pool #MA4868 5.00% 1/1/2053[5]		1,000	987
Fertitta Entertainment, Inc. 4.625% 1/15/2029[7]		25	21
Fertitta Entertainment, Inc. 6.75% 1/15/2030[7]		25	20
First Quantum Minerals, Ltd. 6.875% 3/1/2026[7]		325	308
First Quantum Minerals, Ltd. 6.875% 10/15/2027[7]		240	226
First Student Bidco, Inc. 4.00% 7/31/2029[7]		85	70
FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)[1]		1,800	1,678
FirstEnergy Transmission, LLC 2.866% 9/15/2028[7]		2,325	2,033
Florida Power & Light Company 2.875% 12/4/2051		1,465	990
Ford Motor Co. 3.25% 2/12/2032		20	15
Ford Motor Credit Company, LLC 3.81% 1/9/2024		290	282
Ford Motor Credit Company, LLC 2.90% 2/16/2028		200	165
Ford Motor Credit Company, LLC 4.00% 11/13/2030		125	103
Freddie Mac Pool #ZS8588 3.00% 11/1/2030[5]		47	45
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[5]		3,975	3,742
Freddie Mac Pool #QC7173 2.50% 9/1/2051[5]		132	112
Freddie Mac Pool #QC9156 2.50% 10/1/2051[5]		866	736
Freddie Mac Pool #QD1523 2.50% 11/1/2051[5]		757	643
Freddie Mac Pool #QD2521 2.50% 12/1/2051[5]		67	57
Freddie Mac Pool #SD0853 2.50% 1/1/2052[5]		885	750
Freddie Mac Pool #QD9066 2.50% 2/1/2052[5]		210	179
Freddie Mac Pool #QD7063 2.50% 2/1/2052[5]		95	81
Freddie Mac Pool #QD9879 2.50% 3/1/2052[5]		730	619
Freddie Mac Pool #QD9460 2.50% 3/1/2052[5]		663	562
Freddie Mac Pool #RA6959 2.50% 3/1/2052[5]		27	23

214	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Freddie Mac Pool #QD9200 2.50% 4/1/2052[5]	USD	919	$780
Freddie Mac Pool #QE0323 2.50% 4/1/2052[5]		900	765
Freddie Mac Pool #QE2310 2.50% 4/1/2052[5]		840	713
Freddie Mac Pool #QE4383 4.00% 6/1/2052[5]		3,563	3,345
Freddie Mac Pool #QE6084 5.00% 7/1/2052[5]		1,276	1,260
Freddie Mac Pool #QE8063 4.00% 8/1/2052[5]		300	282
Freddie Mac Pool #QE8065 4.50% 8/1/2052[5]		3,700	3,565
Freddie Mac Pool #QF0152 4.50% 9/1/2052[5]		500	482
Freddie Mac Pool #QF1489 4.00% 10/1/2052[5]		1,000	939
Freddie Mac Pool #SD8256 4.00% 10/1/2052[5]		400	376
Freddie Mac Pool #SD8257 4.50% 10/1/2052[5]		8,419	8,111
Freddie Mac Pool #QF0866 4.50% 10/1/2052[5]		2,226	2,151
Freddie Mac Pool #QF1486 4.50% 10/1/2052[5]		400	385
Freddie Mac Pool #QF3304 5.00% 10/1/2052[5]		800	790
Freddie Mac Pool #SD8264 3.50% 11/1/2052[5]		4,668	4,246
Freddie Mac Pool #QF3985 4.00% 11/1/2052[5]		308	290
Freddie Mac Pool #SD8275 4.50% 12/1/2052[5]		598	576
Freddie Mac Pool #SD8276 5.00% 12/1/2052[5]		4,753	4,692
Freddie Mac Pool #SD8288 5.00% 1/1/2053[5]		507	501
Frontier Communications Corp. 5.875% 10/15/2027[7]		100	93
Frontier Communications Corp. 5.00% 5/1/2028[7]		65	57
Frontier Communications Holdings, LLC 5.875% 11/1/2029		250	194
FS Energy and Power Fund 7.50% 8/15/2023[7]		150	150
FXI Holdings, Inc. 12.25% 11/15/2026[7]		497	412
Gartner, Inc. 3.75% 10/1/2030[7]		70	60
General Motors Financial Co. 1.05% 3/8/2024		725	689
Genesis Energy, LP 8.00% 1/15/2027		125	118
Georgia (Republic of) 2.75% 4/22/2026[7]		400	363
GoDaddy Operating Co. 3.50% 3/1/2029[7]		80	67
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		1,080	933
Goldman Sachs Group, Inc. 2.383% 7/21/2032 (USD-SOFR + 1.248% on 7/21/2031)[1]		726	565
Government National Mortgage Assn. 3.50% 1/1/2053[5,11]		7,440	6,837
Gray Escrow II, Inc. 5.375% 11/15/2031[7]		30	22
Group 1 Automotive, Inc. 4.00% 8/15/2028[7]		145	123
Groupe BPCE SA 5.15% 7/21/2024[7]		1,800	1,763
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[7]		660	593
Hanesbrands, Inc. 4.625% 5/15/2024[7]		120	116
Hanesbrands, Inc. 4.875% 5/15/2026[7]		100	90
Harsco Corp. 5.75% 7/31/2027[7]		200	158
Harvest Midstream I, LP 7.50% 9/1/2028[7]		25	24
HCA, Inc. 5.625% 9/1/2028		120	120
HealthEquity, Inc. 4.50% 10/1/2029[7]		30	26
Hess Midstream Operations, LP 5.50% 10/15/2030[7]		34	31
Hightower Holding, LLC 6.75% 4/15/2029[7]		235	198
Hilcorp Energy I, LP 6.00% 4/15/2030[7]		105	94
Hilcorp Energy I, LP 6.00% 2/1/2031[7]		115	100
Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030		25	23
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[7]		155	130
Honduras (Republic of) 6.25% 1/19/2027		2,083	1,843
Honduras (Republic of) 5.625% 6/24/2030		958	773
Howard Hughes Corp. 5.375% 8/1/2028[7]		275	248
Howard Hughes Corp. 4.125% 2/1/2029[7]		195	164
Howard Hughes Corp. 4.375% 2/1/2031[7]		120	97
Howard Midstream Energy Partners, LLC 6.75% 1/15/2027[7]		60	58
HSBC Holdings PLC 2.633% 11/7/2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]		305	287
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]		4,172	3,995
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		921	706
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[9]		3,326	3,316
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[9]		363	342
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		880	835

American Funds Insurance Series	215

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD	1,007	$931
HUB International, Ltd. 7.00% 5/1/2026[7]		315	309
Hyundai Capital America 0.875% 6/14/2024[7]		1,200	1,120
Hyundai Capital America 1.50% 6/15/2026[7]		2,375	2,061
Hyundai Capital America 1.65% 9/17/2026[7]		269	237
Hyundai Capital America 2.00% 6/15/2028[7]		600	490
Hyundai Capital Services, Inc. 3.75% 3/5/2023[7]		2,450	2,442
iHeartCommunications, Inc. 5.25% 8/15/2027[7]		80	68
Ingles Markets, Inc. 4.00% 6/15/2031[7]		140	118
Intesa Sanpaolo SpA 5.017% 6/26/2024[7]		3,270	3,145
Intesa Sanpaolo SpA 7.00% 11/21/2025[7]		225	230
Iraq (Republic of) 6.752% 3/9/2023[7]		545	539
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[7]		55	46
Iron Mountain, Inc. 5.25% 7/15/2030[7]		235	205
Israel (State of) 3.375% 1/15/2050		1,470	1,136
Israel (State of) 3.875% 7/3/2050		795	672
Jacobs Entertainment, Inc. 6.75% 2/15/2029[7]		25	23
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		45	43
Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 9.23% 12/4/2026[8,9]		64	60
KB Home 6.875% 6/15/2027		50	50
Keb Hana Bank 3.25% 3/30/2027[7]		1,370	1,278
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		110	87
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		245	187
Kinetik Holdings, LP 5.875% 6/15/2030[7]		50	47
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[7]		85	74
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[7]		140	115
LABL Escrow Issuer, LLC 10.50% 7/15/2027[7]		45	42
Lamar Media Corp. 3.75% 2/15/2028		135	121
Lamar Media Corp. 3.625% 1/15/2031		160	132
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[7]		200	177
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[7]		60	53
Las Vegas Sands Corp. 3.20% 8/8/2024		25	24
LCM Investments Holdings II, LLC 4.875% 5/1/2029[7]		110	88
Level 3 Financing, Inc. 3.75% 7/15/2029[7]		210	151
Levi Strauss & Co. 3.50% 3/1/2031[7]		115	91
Ligado Networks, LLC 15.50% PIK 11/1/2023[7,10]		124	40
Lindblad Expeditions, LLC 6.75% 2/15/2027[7]		5	5
Lithia Motors, Inc. 4.625% 12/15/2027[7]		120	108
Live Nation Entertainment, Inc. 4.75% 10/15/2027[7]		130	116
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]		7,000	6,067
LPL Holdings, Inc. 4.625% 11/15/2027[7]		485	454
LPL Holdings, Inc. 4.00% 3/15/2029[7]		25	22
LSB Industries, Inc. 6.25% 10/15/2028[7]		126	115
LSC Communications, Inc. 8.75% 10/15/2023[3,6,7]		431	1
Mallinckrodt PLC 10.00% 4/15/2025[7]		440	379
Marriott International, Inc. 2.75% 10/15/2033		5	4
Mastercard, Inc. 2.00% 11/18/2031		600	483
Match Group, Inc. 5.625% 2/15/2029[7]		130	121
Meituan Dianping 2.125% 10/28/2025		1,730	1,532
Meituan Dianping 3.05% 10/28/2030[7]		3,095	2,390
Methanex Corp. 5.125% 10/15/2027		55	51
Methanex Corp. 5.25% 12/15/2029		170	151
Mexico City Airport Trust 5.50% 7/31/2047		432	334
MGM Resorts International 5.50% 4/15/2027		90	84
Midas OpCo Holdings, LLC 5.625% 8/15/2029[7]		145	120
Mileage Plus Holdings, LLC 6.50% 6/20/2027[7]		63	63
Mineral Resources, Ltd. 8.00% 11/1/2027[7]		155	159
Mineral Resources, Ltd. 8.50% 5/1/2030[7]		25	25
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[7]		3,236	2,937
Mohegan Gaming & Entertainment 8.00% 2/1/2026[7]		105	98

216	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Molina Healthcare, Inc. 4.375% 6/15/2028[7]	USD	80	$73
Molina Healthcare, Inc. 3.875% 11/15/2030[7]		75	64
MoneyGram International, Inc. 5.375% 8/1/2026[7]		50	51
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		2,164	1,901
Morgan Stanley 1.928% 4/28/2032 (USD-SOFR + 1.02% on 4/28/2031)[1]		1,396	1,057
Mozart Debt Merger Sub, Inc. 5.25% 10/1/2029[7]		155	123
MSCI, Inc. 3.875% 2/15/2031[7]		215	179
MSCI, Inc. 3.625% 11/1/2031[7]		350	290
Murphy Oil Corp. 5.625% 5/1/2027		15	15
Murphy Oil USA, Inc. 4.75% 9/15/2029		48	44
Nabors Industries, Inc. 7.375% 5/15/2027[7]		55	53
National Financial Partners Corp. 6.875% 8/15/2028[7]		105	87
Nationstar Mortgage Holdings, Inc. 5.125% 12/15/2030[7]		135	104
Navient Corp. 5.00% 3/15/2027		45	39
Navient Corp. 4.875% 3/15/2028		145	119
NCL Corp., Ltd. 5.875% 2/15/2027[7]		80	69
NCR Corp. 5.25% 10/1/2030[7]		15	12
Neiman Marcus Group, LLC 7.125% 4/1/2026[7]		85	80
Netflix, Inc. 4.875% 4/15/2028		45	44
Netflix, Inc. 4.875% 6/15/2030[7]		225	210
New Fortress Energy, Inc. 6.75% 9/15/2025[7]		50	47
New Fortress Energy, Inc. 6.50% 9/30/2026[7]		255	237
New York Life Global Funding 1.20% 8/7/2030[7]		2,725	2,094
Newell Rubbermaid, Inc. 4.70% 4/1/2026		80	75
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[7]		255	221
Nexstar Escrow Corp. 5.625% 7/15/2027[7]		115	106
NGL Energy Operating, LLC 7.50% 2/1/2026[7]		215	192
NGL Energy Partners, LP 7.50% 11/1/2023		200	195
Niagara Mohawk Power Corp. 3.508% 10/1/2024[7]		180	173
Northern Oil and Gas, Inc. 8.125% 3/1/2028[7]		335	322
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[7]		105	100
NortonLifeLock, Inc. 7.125% 9/30/2030[7]		160	157
Nova Chemicals Corp. 5.25% 6/1/2027[7]		20	18
Novelis Corp. 4.75% 1/30/2030[7]		80	71
Novelis Corp. 3.875% 8/15/2031[7]		20	16
NuStar Logistics, LP 5.625% 4/28/2027		80	75
Oasis Petroleum, Inc. 6.375% 6/1/2026[7]		35	34
Occidental Petroleum Corp. 6.375% 9/1/2028		194	196
Occidental Petroleum Corp. 8.875% 7/15/2030		25	28
Occidental Petroleum Corp. 6.625% 9/1/2030		125	129
Occidental Petroleum Corp. 6.125% 1/1/2031		65	66
Occidental Petroleum Corp. 6.45% 9/15/2036		18	18
Occidental Petroleum Corp. 6.60% 3/15/2046		15	15
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		1,410	1,008
Oleoducto Central SA 4.00% 7/14/2027[7]		2,535	2,241
Oleoducto Central SA 4.00% 7/14/2027		630	557
Open Text Corp. 3.875% 2/15/2028[7]		25	22
Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/2029[8,9]		155	151
Option Care Health, Inc. 4.375% 10/31/2029[7]		25	22
Oracle Corp. 2.65% 7/15/2026		2,327	2,142
Oracle Corp. 3.25% 11/15/2027		1,880	1,730
Oracle Corp. 3.60% 4/1/2050		980	664
Oracle Corp. 3.95% 3/25/2051		22	16
Orange SA 9.00% 3/1/2031[1]		2,434	2,985
Oxford Finance, LLC 6.375% 2/1/2027[7]		30	28
Pacific Gas and Electric Co. 4.65% 8/1/2028		542	499
Pacific Gas and Electric Co. 3.30% 8/1/2040		6,850	4,661
Panama (Republic of) 3.75% 4/17/2026[7]		465	439
Panther BF Aggregator 2, LP 6.25% 5/15/2026[7]		44	43
Panther BF Aggregator 2, LP 8.50% 5/15/2027[7]		85	83
Park Intermediate Holdings, LLC 4.875% 5/15/2029[7]		65	55

American Funds Insurance Series	217

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Party City Holdings, Inc. 8.75% 2/15/2026[7]	USD	5	$1
Performance Food Group, Inc. 5.50% 10/15/2027[7]		11	10
Peru (Republic of) 2.392% 1/23/2026		500	461
Petrobras Global Finance Co. 6.75% 6/3/2050		29	25
Petrobras Global Finance Co. 5.50% 6/10/2051		21	16
Petróleos Mexicanos 4.625% 9/21/2023		714	704
Petróleos Mexicanos 6.875% 10/16/2025		660	647
Petróleos Mexicanos 6.875% 8/4/2026		865	819
Petróleos Mexicanos 6.49% 1/23/2027		406	371
Petróleos Mexicanos 6.50% 3/13/2027		1,493	1,365
Petróleos Mexicanos 6.84% 1/23/2030		681	564
Petróleos Mexicanos 6.70% 2/16/2032		779	613
Petróleos Mexicanos 6.75% 9/21/2047		346	222
Petróleos Mexicanos 7.69% 1/23/2050		55	38
Petróleos Mexicanos 6.95% 1/28/2060		201	128
PG&E Corp. 5.00% 7/1/2028		145	133
PG&E Corp. 5.25% 7/1/2030		175	160
PGT Innovations, Inc. 4.375% 10/1/2029[7]		5	4
Philip Morris International, Inc. 5.125% 11/17/2027		315	318
Philip Morris International, Inc. 5.625% 11/17/2029		420	427
Philip Morris International, Inc. 2.10% 5/1/2030		634	514
Philip Morris International, Inc. 5.75% 11/17/2032		1,554	1,589
Picard Midco, Inc. 6.50% 3/31/2029[7]		235	198
Post Holdings, Inc. 5.625% 1/15/2028[7]		85	80
Post Holdings, Inc. 5.50% 12/15/2029[7]		80	73
Post Holdings, Inc. 4.625% 4/15/2030[7]		444	384
Procter & Gamble Company 3.00% 3/25/2030		338	310
PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/2023		960	963
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[7]		500	477
Qatar Petroleum 3.125% 7/12/2041[7]		2,895	2,235
Radiology Partners, Inc. 9.25% 2/1/2028[7]		245	138
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 8.639% 7/9/2025[8,9]		10	8
Range Resources Corp. 4.75% 2/15/2030[7]		145	128
Raptor Acquisition Corp. 4.875% 11/1/2026[7]		180	160
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[7]		25	17
RLJ Lodging Trust, LP 4.00% 9/15/2029[7]		25	20
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[7]		20	17
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[7]		57	61
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[7]		40	32
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[7]		160	165
RP Escrow Issuer, LLC 5.25% 12/15/2025[7]		190	145
Russian Federation 4.25% 6/23/2027[3]		1,400	602
Ryan Specialty Group, LLC 4.375% 2/1/2030[7]		45	39
Sabre GLBL, Inc. 11.25% 12/15/2027[7]		75	77
Sally Holdings, LLC 5.625% 12/1/2025		48	46
Santander Holdings USA, Inc. 3.244% 10/5/2026		3,750	3,485
Scentre Group 3.50% 2/12/2025[7]		210	201
Scentre Group 3.75% 3/23/2027[7]		110	101
Scientific Games Corp. 7.00% 5/15/2028[7]		20	19
Scientific Games Holdings, LP 6.625% 3/1/2030[7]		46	39
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[7]		115	99
Scotts Miracle-Gro Co. 4.50% 10/15/2029		140	114
Scotts Miracle-Gro Co. 4.375% 2/1/2032		55	42
Sealed Air Corp. 5.00% 4/15/2029[7]		40	38
ServiceNow, Inc. 1.40% 9/1/2030		1,830	1,404
Silgan Holdings, Inc. 4.125% 2/1/2028		80	74
Simmons Foods, Inc. 4.625% 3/1/2029[7]		160	130
Singapore Airlines, Ltd. 3.375% 1/19/2029		3,710	3,353
Sirius XM Radio, Inc. 4.00% 7/15/2028[7]		195	170
Sirius XM Radio, Inc. 3.875% 9/1/2031[7]		170	133
SkyMiles IP, Ltd. 4.75% 10/20/2028[7]		25	24

218	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
SM Energy Co. 5.625% 6/1/2025	USD	55	$53
SM Energy Co. 6.50% 7/15/2028		45	43
Sonic Automotive, Inc. 4.625% 11/15/2029[7]		45	36
Sonic Automotive, Inc. 4.875% 11/15/2031[7]		20	16
Southern California Edison Co. 2.85% 8/1/2029		200	174
Southwestern Energy Co. 5.95% 1/23/2025[1]		110	108
Southwestern Energy Co. 7.75% 10/1/2027		20	20
Southwestern Energy Co. 8.375% 9/15/2028		30	31
Southwestern Energy Co. 5.375% 3/15/2030		135	123
Southwestern Energy Co. 4.75% 2/1/2032		105	90
Spirit AeroSystems, Inc. 9.375% 11/30/2029[7]		17	18
Sprint Corp. 7.625% 3/1/2026		130	137
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[3]		2,890	917
Stellantis Finance US, Inc. 1.711% 1/29/2027[7]		1,500	1,289
Stellantis Finance US, Inc. 5.625% 1/12/2028[7]		2,560	2,539
Stellantis Finance US, Inc. 2.691% 9/15/2031[7]		453	347
Stericycle, Inc. 3.875% 1/15/2029[7]		110	96
Studio City Finance, Ltd. 6.00% 7/15/2025[7]		200	174
Sunoco, LP 4.50% 5/15/2029		290	254
Sunoco, LP 4.50% 4/30/2030		35	30
Surgery Center Holdings 10.00% 4/15/2027[7]		103	105
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]		12	8
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,7]		800	740
Talen Energy Corp. 7.25% 5/15/2027[7]		205	213
Tencent Holdings, Ltd. 3.24% 6/3/2050[7]		3,450	2,188
Tenet Healthcare Corp. 4.875% 1/1/2026[7]		245	232
Tenet Healthcare Corp. 6.125% 10/1/2028[7]		25	22
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		4,600	4,518
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		3,710	3,695
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		110	96
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		1,780	1,266
Thermo Fisher Scientific, Inc. 4.80% 11/21/2027		630	633
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/2028[8,9]		245	218
T-Mobile US, Inc. 2.40% 3/15/2029		1,079	913
Toyota Motor Credit Corp. 3.375% 4/1/2030		453	412
TransDigm, Inc. 6.25% 3/15/2026[7]		65	64
TransDigm, Inc. 5.50% 11/15/2027		35	33
TransDigm, Inc. 4.875% 5/1/2029		80	70
Transocean Guardian, Ltd. 5.875% 1/15/2024[7]		10	10
Transocean Poseidon, Ltd. 6.875% 2/1/2027[7]		66	64
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[6,7]		100	88
Triumph Group, Inc. 6.25% 9/15/2024[7]		35	33
U.S. Treasury 0.125% 1/31/2023		12,320	12,282
U.S. Treasury 2.625% 2/28/2023		6,900	6,882
U.S. Treasury 1.875% 8/31/2024		4,515	4,320
U.S. Treasury 3.25% 8/31/2024		1,065	1,043
U.S. Treasury 0.25% 8/31/2025		20,534	18,475
U.S. Treasury 2.875% 11/30/2025		5,400	5,198
U.S. Treasury 4.00% 12/15/2025		1,992	1,980
U.S. Treasury 0.375% 1/31/2026		14,610	13,004
U.S. Treasury 0.75% 8/31/2026		4,361	3,862
U.S. Treasury 0.875% 9/30/2026		11,098	9,858
U.S. Treasury 1.125% 10/31/2026		1,698	1,519
U.S. Treasury 2.50% 3/31/2027		9,560	8,975
U.S. Treasury 3.875% 11/30/2027		105,639	105,067
U.S. Treasury 1.625% 8/15/2029		10,760	9,336
U.S. Treasury 1.375% 11/15/2031[12]		25,783	20,999

American Funds Insurance Series	219

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
U.S. Treasury 1.875% 2/15/2032	USD	2,000	$1,696
U.S. Treasury 4.125% 11/15/2032		1,169	1,192
U.S. Treasury 1.125% 5/15/2040		9,170	5,754
U.S. Treasury 1.875% 2/15/2041[12]		18,740	13,274
U.S. Treasury 1.75% 8/15/2041		6,050	4,151
U.S. Treasury 2.375% 2/15/2042		2,872	2,195
U.S. Treasury 3.00% 8/15/2048		5,045	4,164
U.S. Treasury 2.00% 8/15/2051		5,755	3,788
U.S. Treasury 3.00% 8/15/2052[12]		29,749	24,666
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4]		3,239	2,089
UBS Group AG 1.008% 7/30/2024 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/30/2023)[1,7]		1,950	1,897
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,7]		2,265	2,228
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/2027[8,9]		75	69
Ukraine 7.75% 9/1/2024[3]		6,210	1,544
Ukraine 7.75% 9/1/2026[3]		1,570	338
Ukraine 6.876% 5/21/2031[3]		1,269	244
Uniform Mortgage-Backed Security 5.00% 1/1/2053[5,11]		2,100	2,070
Uniform Mortgage-Backed Security 5.50% 1/1/2053[5,11]		10,300	10,329
Unisys Corp. 6.875% 11/1/2027[7]		35	27
United Natural Foods, Inc. 6.75% 10/15/2028[7]		235	226
United Rentals, Inc. 4.875% 1/15/2028		30	29
United Rentals, Inc. 6.00% 12/15/2029[7]		315	314
Univision Communications, Inc. 4.50% 5/1/2029[7]		240	201
Univision Communications, Inc. 7.375% 6/30/2030[7]		145	139
US Foods, Inc. 4.625% 6/1/2030[7]		35	31
Vail Resorts, Inc. 6.25% 5/15/2025[7]		120	120
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[7]		75	64
Valvoline, Inc. 3.625% 6/15/2031[7]		85	70
Venator Finance SARL 9.50% 7/1/2025[7]		185	134
Venator Finance SARL 5.75% 7/15/2025[7]		140	48
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[7]		35	31
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[7]		125	107
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[7]		65	53
Verizon Communications, Inc. 3.15% 3/22/2030		575	508
Verizon Communications, Inc. 2.55% 3/21/2031		2,100	1,732
VICI Properties, LP 4.375% 5/15/2025		1,563	1,520
VICI Properties, LP 4.625% 12/1/2029[7]		15	14
VICI Properties, LP 4.125% 8/15/2030[7]		420	368
VZ Secured Financing BV 5.00% 1/15/2032[7]		200	163
W. R. Grace Holdings, LLC 5.625% 8/15/2029[7]		20	16
Warner Music Group 3.75% 12/1/2029[7]		125	108
Warner Music Group 3.875% 7/15/2030[7]		135	117
Warner Music Group 3.00% 2/15/2031[7]		80	64
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[7]		917	758
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[7]		1,928	1,482
Warrior Met Coal, Inc. 7.875% 12/1/2028[7]		140	138
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[7]		320	302
WEA Finance, LLC 3.75% 9/17/2024[7]		535	506
Weatherford International, Ltd. 11.00% 12/1/2024[7]		5	5
Weatherford International, Ltd. 6.50% 9/15/2028[7]		65	64
Weatherford International, Ltd. 8.625% 4/30/2030[7]		65	63
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		5,788	5,370
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		1,600	1,363
WESCO Distribution, Inc. 7.125% 6/15/2025[7]		180	183
WESCO Distribution, Inc. 7.25% 6/15/2028[7]		245	249
Western Global Airlines, LLC 10.375% 8/15/2025[7]		15	11
Western Midstream Operating, LP 3.35% 2/1/2025[1]		85	81
Western Midstream Operating, LP 4.75% 8/15/2028		65	59
Western Midstream Operating, LP 5.50% 2/1/2050[1]		25	21

220	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	USD	1,250	$1,147
WeWork Companies, LLC 5.00% 7/10/2025[7]		50	17
Wyndham Destinations, Inc. 6.625% 7/31/2026[7]		65	64
Wynn Las Vegas, LLC 4.25% 5/30/2023[7]		38	38
Wynn Resorts Finance, LLC 7.75% 4/15/2025[7]		180	179
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 9.884% 9/1/2027[8,9]		110	100
Ziggo Bond Co. BV 5.125% 2/28/2030[7]		200	162
Ziggo Bond Finance BV 4.875% 1/15/2030[7]		300	252
			669,959

Total bonds, notes & other debt instruments (cost: $1,515,444,000)			1,337,877

Investment funds 3.29%	Shares
U.S. dollars 3.29%
Capital Group Central Corporate Bond Fund[13]	5,972,524	48,676

Total investment funds (cost: $47,079,000)		48,676

Preferred securities 0.00%
U.S. dollars 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[6,7,14]	48	20

Total preferred securities (cost: $49,000)		20

Common stocks 0.01%
U.S. dollars 0.01%
Constellation Oil Services Holding SA, Class B-1[6,14]	1,214,969	134
Bighorn Permian Resources, LLC[6]	531	—	[15]

Total common stocks (cost: $0)		134

Short-term securities 6.79%	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 6.78%
DNB Bank ASA 3/2/2023[7]	4.273%	USD	35,000	34,740
NRW.Bank 2/6/2023[7]	4.192		31,100	30,957
Oesterreich Kontrollbank 2/21/2023	4.245		35,000	34,773
				100,470

			Shares
Money market investments 0.01%
Capital Group Central Cash Fund 4.31%[13,16]			1,674	167

Total short-term securities (cost: $100,664,000)				100,637
Total investment securities 100.37% (cost: $1,663,236,000)				1,487,344
Other assets less liabilities (0.37)%				(5,450)

Net assets 100.00%				$1,481,894

American Funds Insurance Series	221

Capital World Bond Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
2 Year Euro-Schatz Futures	Long	60	March 2023	USD	6,771	$(87)
2 Year U.S. Treasury Note Futures	Long	130	March 2023		26,660	31
5 Year Euro-Bobl Futures	Long	236	March 2023		29,242	(987)
5 Year U.S. Treasury Note Futures	Long	1,196	March 2023		129,084	(139)
10 Year Euro-Bund Futures	Long	95	March 2023		13,518	(880)
10 Year Italy Government Bond Futures	Long	71	March 2023		8,278	(663)
10 Year Japanese Government Bond Futures	Long	9	March 2023		9,975	(41)
10 Year U.S. Treasury Note Futures	Long	328	March 2023		36,833	(201)
10 Year Ultra U.S. Treasury Note Futures	Short	175	March 2023		(20,699)	123
10 Year UK Gilt Futures	Short	44	March 2023		(5,314)	335
20 Year U.S. Treasury Bond Futures	Long	65	March 2023		8,147	(131)
30 Year Euro-Buxl Futures	Long	57	March 2023		8,252	(1,530)
30 Year Ultra U.S. Treasury Bond Futures	Short	170	March 2023		(22,833)	183
						$(3,987)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
KRW	8,431,290	USD	6,478	Bank of America	1/9/2023	$219
HUF	1,284,310	EUR	3,067	UBS AG	1/10/2023	145
PLN	20,540	EUR	4,330	HSBC Bank	1/10/2023	45
DKK	17,400	USD	2,465	UBS AG	1/10/2023	42
PLN	3,330	USD	739	UBS AG	1/10/2023	20
SEK	23,400	USD	2,256	UBS AG	1/10/2023	(12)
USD	6,519	AUD	9,680	HSBC Bank	1/10/2023	(75)
USD	2,058	HUF	818,090	UBS AG	1/10/2023	(127)
EUR	6,800	USD	7,143	Bank of America	1/11/2023	142
CNH	154,697	USD	22,271	Citibank	1/11/2023	105
USD	1,405	EUR	1,320	Bank of America	1/11/2023	(9)
USD	2,019	EUR	1,900	Bank of America	1/11/2023	(17)
SEK	22,100	USD	2,141	Bank of America	1/11/2023	(22)
NZD	1,070	USD	682	Morgan Stanley	1/12/2023	(2)
JPY	2,083,770	USD	15,470	Bank of America	1/13/2023	438
CNH	146,490	USD	21,104	JPMorgan Chase	1/13/2023	89
USD	4,476	GBP	3,660	Morgan Stanley	1/13/2023	50
PLN	18,110	EUR	3,807	UBS AG	1/13/2023	50
CHF	2,790	USD	2,985	UBS AG	1/13/2023	37
USD	3,682	CAD	4,970	Standard Chartered Bank	1/13/2023	11
EUR	9,477	DKK	70,470	BNP Paribas	1/13/2023	(1)
USD	807	NOK	7,930	UBS AG	1/13/2023	(3)
USD	19,831	MXN	394,043	UBS AG	1/13/2023	(336)
EUR	6,752	PLN	31,970	HSBC Bank	1/17/2023	(48)
JPY	6,231,228	USD	45,941	Standard Chartered Bank	1/20/2023	1,678
JPY	3,696,640	USD	27,194	Standard Chartered Bank	1/20/2023	1,056
USD	5,044	HUF	1,807,090	Bank of America	1/20/2023	232
JPY	573,812	AUD	6,280	HSBC Bank	1/20/2023	105
CAD	16,753	USD	12,310	Bank of America	1/20/2023	64
CZK	124,020	USD	5,572	Goldman Sachs	1/20/2023	(92)
USD	14,203	DKK	100,190	Bank of America	1/20/2023	(244)

222	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	(depreciation) at 12/31/2022 (000)
USD	5,215	CZK	124,020	Morgan Stanley	1/20/2023	$(266)
HUF	1,807,090	USD	5,519	Bank of America	1/20/2023	(706)
EUR	23,500	USD	24,897	Bank of America	1/23/2023	303
USD	2,087	COP	10,038,860	Morgan Stanley	1/23/2023	26
CZK	47,290	EUR	1,935	UBS AG	1/23/2023	14
COP	3,594,590	USD	753	Bank of America	1/23/2023	(15)
USD	10,027	EUR	9,480	BNP Paribas	1/23/2023	(139)
THB	84,660	USD	2,468	Standard Chartered Bank	1/26/2023	(8)
JPY	833,790	USD	5,779	Standard Chartered Bank	1/27/2023	599
JPY	1,210,240	USD	8,936	BNP Paribas	1/27/2023	322
JPY	419,350	USD	2,897	UBS AG	1/27/2023	310
JPY	559,100	USD	4,149	Goldman Sachs	1/27/2023	128
PLN	24,520	USD	5,913	BNP Paribas	2/2/2023	(333)
KRW	2,855,970	USD	2,161	Standard Chartered Bank	2/28/2023	110
EUR	14,020	USD	14,746	Bank of America	3/6/2023	330
CNH	64,940	USD	9,270	Standard Chartered Bank	3/6/2023	162
JPY	417,300	USD	3,097	BNP Paribas	3/6/2023	111
KRW	2,388,130	USD	1,834	HSBC Bank	3/6/2023	65
						$4,553

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	4,428	$(70)	$—	$(70)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		37,736	(600)	—	(600)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		13,908	(231)	—	(231)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		34,764	(572)	—	(572)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		5,734	(95)	—	(95)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		5,734	(95)	—	(95)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		6,295	(106)	—	(106)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		11,830	(206)	—	(206)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		11,817	(215)	—	(215)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		12,043	(220)	—	(220)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		12,093	(221)	—	(221)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		10,675	(203)	—	(203)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		12,176	(230)	—	(230)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		12,163	(228)	—	(228)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		12,163	(228)	—	(228)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		13,521	(252)	—	(252)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(283)	—	(283)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(284)	—	(284)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		1,440	(24)	—	(24)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP	7,210	(183)	—	(183)
2.42%	Annual	SONIA	Annual	5/5/2024		42,400	(1,114)	—	(1,114)
2.363%	Annual	SONIA	Annual	5/11/2024		40,870	(1,101)	—	(1,101)
2.628%	Annual	SONIA	Annual	7/28/2024		40,530	(1,386)	—	(1,386)
SONIA	Annual	5.6325%	Annual	9/25/2024		41,140	(468)	—	(468)
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	47,800	(198)	—	(198)

American Funds Insurance Series	223

Capital World Bond Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium		Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)		at 12/31/2022 (000)
6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	48,400	$(205)	$—		$(205)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026		58,800	(253)	—	[15]	(253)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,000	(52)	—		(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026		13,900	(53)	—		(53)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,200	(55)	—		(55)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026		43,000	(160)	—	[15]	(160)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026		14,100	(53)	—		(53)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026		27,800	(106)	—		(106)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		62,600	(226)	—		(226)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		172,500	(623)	—		(623)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		28,900	(64)	—		(64)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		43,375	(94)	—		(94)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		89,445	(209)	—		(209)
							$(10,966)	$—	[15]	$(10,966)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)		Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.EM.38	1.00%	Quarterly	12/20/2027	USD5,650		$331		$350	$(19)

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2022 (000)	[18]	Upfront premium (received) paid (000)	Unrealized appreciation at 12/31/2022 (000)
5.00%	Quarterly	CDX.NA.HY.39	12/20/2027	USD19,138		$118		$(134)	$252
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027	97,747		781		547	234
						$899		$413	$486

Investments in affiliates13

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 3.29%
Capital Group Central Corporate Bond Fund	$—	$47,078	$—	$—	$1,598	$48,676	$306
Short-term securities 0.01%
Money market investments 0.01%
Capital Group Central Cash Fund 4.31%[16]	144,080	923,691	1,067,610	17	(11)	167	2,751
Total 3.30%				$17	$1,587	$48,843	$3,057

224	American Funds Insurance Series

Capital World Bond Fund (continued)

Restricted securities2

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	$5,689	$5,327	.36%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	3,239	2,091	.14
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1]	5/19/2020	6,045	5,177	.35
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1]	5/19/2020	3,381	2,944	.20
Total		$18,354	$15,539	1.05%

[1]	Step bond; coupon rate may change at a later date.
[2]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $15,539,000, which represented 1.05% of the net assets of the fund.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Value determined using significant unobservable inputs.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,829,000, which represented 11.26% of the net assets of the fund.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,760,000, which represented .12% of the net assets of the fund.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[11]	Purchased on a TBA basis.
[12]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,515,000, which represented .84% of the net assets of the fund.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security did not produce income during the last 12 months.
[15]	Amount less than one thousand.
[16]	Rate represents the seven-day yield at 12/31/2022.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK = Danish kroner

DOP = Dominican pesos

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

PIK = Payment In Kind

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	225

American High-Income Trust

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 88.59%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 88.51%
Energy 14.19%
Aethon United BR, LP / Aethon United Finance Corp. 8.25% 2/15/2026[1]	USD	295	$293
Altera Infrastructure, LP 8.50% 7/15/2023[1,2,3]		2,009	375
Antero Midstream Partners, LP 5.375% 6/15/2029[1]		570	522
Antero Resources Corp. 7.625% 2/1/2029[1]		244	246
Antero Resources Corp. 5.375% 3/1/2030[1]		230	214
Apache Corp. 6.00% 1/15/2037		165	153
Apache Corp. 5.10% 9/1/2040		695	578
Apache Corp. 4.75% 4/15/2043		265	200
Ascent Resources - Utica, LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 10.00% 11/1/2025[1,4,5]		228	242
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[1]		2,040	1,982
Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027[1]		170	210
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[1]		271	266
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]		1,245	1,112
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[1]		1,610	1,409
Blue Racer Midstream, LLC 7.625% 12/15/2025[1]		496	493
Bonanza Creek Energy, Inc. 5.00% 10/15/2026[1]		905	829
California Resources Corp. 7.125% 2/1/2026[1]		390	375
Callon Petroleum Co. 7.50% 6/15/2030[1]		515	472
Centennial Resource Production, LLC 6.875% 4/1/2027[1]		440	416
Cheniere Energy Partners, LP 4.50% 10/1/2029		938	846
Cheniere Energy Partners, LP 4.00% 3/1/2031		413	352
Cheniere Energy Partners, LP 3.25% 1/31/2032		615	490
Cheniere Energy, Inc. 4.625% 10/15/2028		3,831	3,470
Chesapeake Energy Corp. 4.875% 4/15/2022[2]		4,300	97
Chesapeake Energy Corp. 5.50% 2/1/2026[1]		1,000	966
Chesapeake Energy Corp. 5.875% 2/1/2029[1]		1,670	1,585
Chesapeake Energy Corp. 6.75% 4/15/2029[1]		380	371
CNX Midstream Partners, LP 4.75% 4/15/2030[1]		280	230
CNX Resources Corp. 7.25% 3/14/2027[1]		1,168	1,161
CNX Resources Corp. 6.00% 1/15/2029[1]		1,669	1,538
CNX Resources Corp. 7.375% 1/15/2031[1]		856	822
Comstock Resources, Inc. 6.75% 3/1/2029[1]		910	823
Comstock Resources, Inc. 5.875% 1/15/2030[1]		770	663
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[6]		3,114	1,843
Continental Resources, Inc. 5.75% 1/15/2031[1]		365	341
Crestwood Midstream Partners, LP 5.75% 4/1/2025		250	244
Crestwood Midstream Partners, LP 5.625% 5/1/2027[1]		290	270
Crestwood Midstream Partners, LP 6.00% 2/1/2029[1]		575	528
Crestwood Midstream Partners, LP 8.00% 4/1/2029[1]		1,675	1,669
Devon Energy Corp. 5.875% 6/15/2028		202	205
Devon Energy Corp. 4.50% 1/15/2030		493	460
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[1,5,6]		68	65
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6]		62	58
DT Midstream, Inc. 4.125% 6/15/2029[1]		1,503	1,294
DT Midstream, Inc. 4.375% 6/15/2031[1]		832	699
Energean Israel Finance, Ltd. 4.50% 3/30/2024[1]		945	914
Energean Israel Finance, Ltd. 4.875% 3/30/2026[1]		1,080	1,002
Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]		80	70
Energean PLC 6.50% 4/30/2027[1]		380	354
EnLink Midstream Partners, LLC 5.625% 1/15/2028[1]		445	425
EQM Midstream Partners, LP 4.125% 12/1/2026		127	113
EQM Midstream Partners, LP 7.50% 6/1/2027[1]		405	397
EQM Midstream Partners, LP 6.50% 7/1/2027[1]		2,345	2,245
EQM Midstream Partners, LP 5.50% 7/15/2028		881	789
EQM Midstream Partners, LP 4.50% 1/15/2029[1]		835	703
EQM Midstream Partners, LP 7.50% 6/1/2030[1]		1,078	1,040
EQM Midstream Partners, LP 4.75% 1/15/2031[1]		1,645	1,348
EQM Midstream Partners, LP 6.50% 7/15/2048		910	684
EQT Corp. 6.125% 2/1/2025[7]		250	251
EQT Corp. 5.00% 1/15/2029		290	273

226	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQT Corp. 7.25% 2/1/2030[7]	USD	300	$312
EQT Corp. 3.625% 5/15/2031[1]		500	424
Genesis Energy, LP 5.625% 6/15/2024		120	116
Genesis Energy, LP 6.50% 10/1/2025		1,886	1,805
Genesis Energy, LP 6.25% 5/15/2026		320	293
Genesis Energy, LP 8.00% 1/15/2027		2,825	2,672
Genesis Energy, LP 7.75% 2/1/2028		87	80
Harbour Energy PLC 5.50% 10/15/2026[1]		1,545	1,387
Harvest Midstream I, LP 7.50% 9/1/2028[1]		1,947	1,863
Hess Midstream Operations, LP 4.25% 2/15/2030[1]		1,300	1,113
Hess Midstream Operations, LP 5.50% 10/15/2030[1]		630	577
Hess Midstream Partners, LP 5.125% 6/15/2028[1]		851	788
Hilcorp Energy I, LP 6.25% 11/1/2028[1]		145	132
Hilcorp Energy I, LP 5.75% 2/1/2029[1]		985	878
Hilcorp Energy I, LP 6.00% 4/15/2030[1]		922	821
Hilcorp Energy I, LP 6.00% 2/1/2031[1]		728	631
Hilcorp Energy I, LP 6.25% 4/15/2032[1]		835	722
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/2027[1]		220	216
Holly Energy Partners, LP / Holly Energy Finance Corp. 5.00% 2/1/2028[1]		260	237
Howard Midstream Energy Partners, LLC 6.75% 1/15/2027[1]		460	442
Independence Energy Finance, LLC 7.25% 5/1/2026[1]		500	472
Kinetik Holdings, LP 5.875% 6/15/2030[1]		500	470
Murphy Oil Corp. 5.75% 8/15/2025		139	137
Murphy Oil Corp. 5.625% 5/1/2027		135	131
Murphy Oil Corp. 6.375% 7/15/2028		415	400
Murphy Oil USA, Inc. 4.75% 9/15/2029		820	752
Murphy Oil USA, Inc. 3.75% 2/15/2031[1]		1,065	878
Nabors Industries, Inc. 7.375% 5/15/2027[1]		1,540	1,494
Nabors Industries, Ltd. 7.25% 1/15/2026[1]		320	302
Neptune Energy Group Holdings, Ltd. 6.625% 5/15/2025[1]		1,250	1,216
New Fortress Energy, Inc. 6.75% 9/15/2025[1]		1,625	1,541
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		4,175	3,885
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		8,670	7,735
NGL Energy Partners, LP 6.125% 3/1/2025		2,054	1,677
NGL Energy Partners, LP 7.50% 4/15/2026		650	498
Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]		1,805	1,735
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[1]		625	593
NuStar Logistics, LP 6.00% 6/1/2026		286	276
Oasis Petroleum, Inc. 6.375% 6/1/2026[1]		995	970
Occidental Petroleum Corp. 5.875% 9/1/2025		710	709
Occidental Petroleum Corp. 6.375% 9/1/2028		225	227
Occidental Petroleum Corp. 8.875% 7/15/2030		650	735
Occidental Petroleum Corp. 6.625% 9/1/2030		990	1,025
Occidental Petroleum Corp. 6.125% 1/1/2031		640	647
Occidental Petroleum Corp. 6.45% 9/15/2036		125	128
Occidental Petroleum Corp. 6.60% 3/15/2046		605	624
Occidental Petroleum Corp. 4.20% 3/15/2048		165	127
Parkland Corp. 4.625% 5/1/2030[1]		835	692
Patterson-UTI Energy, Inc. 5.15% 11/15/2029		80	72
PDC Energy, Inc. 5.75% 5/15/2026		600	574
Petrobras Global Finance Co. 6.75% 6/3/2050		288	252
Petrobras Global Finance Co. 5.50% 6/10/2051		202	155
Petróleos Mexicanos 6.875% 10/16/2025		350	343
Petróleos Mexicanos 8.75% 6/2/2029		732	687
Petrorio Luxembourg SARL 6.125% 6/9/2026[1]		320	305
Range Resources Corp. 4.875% 5/15/2025		362	344
Range Resources Corp. 8.25% 1/15/2029		900	929
Range Resources Corp. 4.75% 2/15/2030[1]		970	856
Rockies Express Pipeline, LLC 4.95% 7/15/2029[1]		550	495
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		371	345
Sanchez Energy Corp. 7.25% 2/15/2023[1,2]		739	12

American Funds Insurance Series	227

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
SM Energy Co. 5.625% 6/1/2025	USD	430	$413
Southwestern Energy Co. 5.95% 1/23/2025[7]		215	212
Southwestern Energy Co. 7.75% 10/1/2027		272	278
Southwestern Energy Co. 8.375% 9/15/2028		565	584
Southwestern Energy Co. 5.375% 2/1/2029		340	316
Southwestern Energy Co. 5.375% 3/15/2030		2,470	2,257
Southwestern Energy Co. 4.75% 2/1/2032		1,225	1,049
Suburban Propane Partners, LP / Suburban Energy Finance Corp. 5.00% 6/1/2031[1]		335	285
Sunoco, LP 6.00% 4/15/2027		547	540
Sunoco, LP 5.875% 3/15/2028		290	275
Sunoco, LP 4.50% 5/15/2029		1,735	1,520
Sunoco, LP 4.50% 4/30/2030		1,680	1,461
Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]		85	86
Targa Resources Partners, LP 6.50% 7/15/2027		133	134
Targa Resources Partners, LP 6.875% 1/15/2029		915	924
Targa Resources Partners, LP 5.50% 3/1/2030		802	756
Targa Resources Partners, LP 4.875% 2/1/2031		695	629
Transocean Guardian, Ltd. 5.875% 1/15/2024[1]		92	90
Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]		337	328
Transocean, Inc. 6.125% 8/1/2025[1]		178	174
Transocean, Inc. 7.25% 11/1/2025[1]		500	443
Transocean, Inc. 11.50% 1/30/2027[1]		95	95
Transocean, Inc. 6.80% 3/15/2038		300	190
USA Compression Partners, LP 6.875% 4/1/2026		669	643
USA Compression Partners, LP 6.875% 9/1/2027		247	231
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]		2,795	2,386
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]		650	532
Weatherford International, Ltd. 11.00% 12/1/2024[1]		185	189
Weatherford International, Ltd. 6.50% 9/15/2028[1]		2,130	2,091
Weatherford International, Ltd. 8.625% 4/30/2030[1]		3,485	3,353
Western Gas Partners, LP 4.50% 3/1/2028		979	904
Western Midstream Operating, LP 3.35% 2/1/2025[7]		369	350
Western Midstream Operating, LP 4.75% 8/15/2028		160	146
Western Midstream Operating, LP 4.30% 2/1/2030[7]		480	420
Western Midstream Operating, LP 5.50% 2/1/2050[7]		770	636
			117,959

Consumer discretionary 12.43%
Adient Global Holdings, Ltd. 4.875% 8/15/2026[1]		525	490
Affinity Gaming 6.875% 12/15/2027[1]		1,040	883
Allied Universal Holdco, LLC 6.625% 7/15/2026[1]		508	466
Allied Universal Holdco, LLC 9.75% 7/15/2027[1]		716	624
Allied Universal Holdco, LLC 4.625% 6/1/2028[1]		490	406
Allied Universal Holdco, LLC 6.00% 6/1/2029[1]		2,790	2,029
Asbury Automotive Group, Inc. 4.50% 3/1/2028		250	220
Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]		1,545	1,304
Asbury Automotive Group, Inc. 5.00% 2/15/2032[1]		1,070	882
Atlas LuxCo 4 SARL 4.625% 6/1/2028[1]		280	227
AutoNation, Inc. 2.40% 8/1/2031		610	440
Bath & Body Works, Inc. 6.625% 10/1/2030[1]		540	508
Bath & Body Works, Inc. 6.875% 11/1/2035		1,316	1,172
Bath & Body Works, Inc. 6.75% 7/1/2036		655	577
Beazer Homes USA, Inc. 5.875% 10/15/2027		540	473
Boyd Gaming Corp. 4.75% 12/1/2027		441	411
Boyd Gaming Corp. 4.75% 6/15/2031[1]		345	301
Boyne USA, Inc. 4.75% 5/15/2029[1]		570	505
Caesars Entertainment, Inc. 6.25% 7/1/2025[1]		1,085	1,056
Caesars Entertainment, Inc. 8.125% 7/1/2027[1]		665	655
Caesars Entertainment, Inc. 4.625% 10/15/2029[1]		560	457
Caesars Resort Collection, LLC 5.75% 7/1/2025[1]		345	338

228	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Carnival Corp. 10.50% 2/1/2026[1]	USD	1,405	$1,414
Carnival Corp. 4.00% 8/1/2028[1]		3,000	2,452
Carnival Corp. 6.00% 5/1/2029[1]		655	438
Carnival Corp. 10.50% 6/1/2030[1]		100	81
CDI Escrow Issuer, Inc. 5.75% 4/1/2030[1]		615	552
CEC Entertainment, Inc. 6.75% 5/1/2026[1]		320	298
Dana, Inc. 4.25% 9/1/2030		200	161
Dana, Inc. 4.50% 2/15/2032		375	300
Empire Communities Corp. 7.00% 12/15/2025[1]		475	430
Empire Resorts, Inc. 7.75% 11/1/2026[1]		470	378
Everi Holdings, Inc. 5.00% 7/15/2029[1]		95	82
Fertitta Entertainment, Inc. 4.625% 1/15/2029[1]		1,260	1,068
Fertitta Entertainment, Inc. 6.75% 1/15/2030[1]		4,090	3,307
First Student Bidco, Inc. 4.00% 7/31/2029[1]		2,135	1,769
Ford Motor Co. 5.291% 12/8/2046		70	54
Ford Motor Credit Company, LLC 5.125% 6/16/2025		2,215	2,134
Ford Motor Credit Company, LLC 3.375% 11/13/2025		465	421
Ford Motor Credit Company, LLC 4.542% 8/1/2026		1,460	1,348
Ford Motor Credit Company, LLC 2.70% 8/10/2026		350	304
Ford Motor Credit Company, LLC 4.271% 1/9/2027		525	476
Ford Motor Credit Company, LLC 4.95% 5/28/2027		370	346
Ford Motor Credit Company, LLC 4.125% 8/17/2027		835	749
Ford Motor Credit Company, LLC 3.815% 11/2/2027		880	775
Ford Motor Credit Company, LLC 2.90% 2/16/2028		300	248
Ford Motor Credit Company, LLC 5.113% 5/3/2029		200	182
Ford Motor Credit Company, LLC 4.00% 11/13/2030		570	469
Group 1 Automotive, Inc. 4.00% 8/15/2028[1]		615	522
Hanesbrands, Inc. 4.625% 5/15/2024[1]		1,945	1,887
Hanesbrands, Inc. 4.875% 5/15/2026[1]		1,624	1,454
Hilton Grand Vacations Borrower 5.00% 6/1/2029[1]		591	509
Hilton Worldwide Holdings, Inc. 3.75% 5/1/2029[1]		200	173
Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030		408	370
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[1]		1,520	1,275
International Game Technology PLC 6.50% 2/15/2025[1]		911	918
International Game Technology PLC 4.125% 4/15/2026[1]		915	855
International Game Technology PLC 5.25% 1/15/2029[1]		4,120	3,846
Jacobs Entertainment, Inc. 6.75% 2/15/2029[1]		505	456
KB Home 6.875% 6/15/2027		330	333
KB Home 7.25% 7/15/2030		330	321
Kontoor Brands, Inc. 4.125% 11/15/2029[1]		370	303
Las Vegas Sands Corp. 3.20% 8/8/2024		400	378
LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]		2,565	2,057
Levi Strauss & Co. 3.50% 3/1/2031[1]		430	342
Lindblad Expeditions, LLC 6.75% 2/15/2027[1]		205	186
Lithia Motors, Inc. 4.625% 12/15/2027[1]		270	244
Lithia Motors, Inc. 3.875% 6/1/2029[1]		1,165	959
Lithia Motors, Inc. 4.375% 1/15/2031[1]		830	677
LSF9 Atlantis Holdings, LLC / Victra Finance Corp. 7.75% 2/15/2026[1]		335	297
M.D.C. Holdings, Inc. 6.00% 1/15/2043		573	468
Marriott International, Inc. 3.50% 10/15/2032		470	392
Marriott International, Inc. 2.75% 10/15/2033		430	329
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]		370	307
Mattel, Inc. 3.75% 4/1/2029[1]		490	431
Melco International Development, Ltd. 4.875% 6/6/2025[1]		440	405
Melco International Development, Ltd. 5.75% 7/21/2028[1]		595	498
Melco International Development, Ltd. 5.375% 12/4/2029[1]		1,221	982
Melco Resorts Finance, Ltd. 5.25% 4/26/2026[1]		300	264
Merlin Entertainment 5.75% 6/15/2026[1]		492	461
MGM Resorts International 6.00% 3/15/2023		281	281
MGM Resorts International 5.50% 4/15/2027		401	374
Mohegan Gaming & Entertainment 8.00% 2/1/2026[1]		370	347

American Funds Insurance Series	229

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Motel 6 Operating, LP, Term Loan B, (1-month USD-LIBOR + 5.00%) 9.318% 9/9/2026[4,5]	USD	512	$506
NCL Corp., Ltd. 3.625% 12/15/2024[1]		300	257
NCL Corp., Ltd. 5.875% 3/15/2026[1]		405	319
NCL Corp., Ltd. 5.875% 2/15/2027[1]		1,510	1,310
NCL Corp., Ltd. 7.75% 2/15/2029[1]		360	271
Neiman Marcus Group, LLC 7.125% 4/1/2026[1]		1,650	1,549
Panther BF Aggregator 2, LP 6.25% 5/15/2026[1]		140	137
Panther BF Aggregator 2, LP 8.50% 5/15/2027[1]		455	445
Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/2025[1,5]		240	65
Party City Holdings, Inc. 8.75% 2/15/2026[1]		7,577	2,197
Party City Holdings, Inc. 6.625% 8/1/2026[1]		500	13
Penske Automotive Group, Inc. 3.75% 6/15/2029		670	545
PetSmart, Inc. 4.75% 2/15/2028[1]		710	644
PetSmart, Inc. 7.75% 2/15/2029[1]		1,190	1,120
Premier Entertainment Sub, LLC 5.625% 9/1/2029[1]		1,065	787
Premier Entertainment Sub, LLC 5.875% 9/1/2031[1]		375	266
QVC, Inc. 4.85% 4/1/2024		75	70
QVC, Inc. 4.375% 9/1/2028		121	73
Raptor Acquisition Corp. 4.875% 11/1/2026[1]		550	489
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[1]		480	330
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]		2,371	2,548
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]		1,820	1,473
Royal Caribbean Cruises, Ltd. 5.50% 8/31/2026[1]		715	602
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[1]		1,365	1,107
Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028		1,370	1,009
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]		710	568
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]		1,775	1,786
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1]		1,010	1,039
Sally Holdings, LLC 5.625% 12/1/2025		1,030	994
Sands China, Ltd. 5.625% 8/8/2025		275	263
Sands China, Ltd. 5.90% 8/8/2028		200	188
Sands China, Ltd. 4.875% 6/18/2030		550	484
Sands China, Ltd. 3.75% 8/8/2031[7]		560	441
Scientific Games Corp. 8.625% 7/1/2025[1]		1,215	1,242
Scientific Games Corp. 7.00% 5/15/2028[1]		985	941
Scientific Games Corp. 7.25% 11/15/2029[1]		960	923
Scientific Games Holdings, LP 6.625% 3/1/2030[1]		845	715
Sonic Automotive, Inc. 4.625% 11/15/2029[1]		1,565	1,255
Sonic Automotive, Inc. 4.875% 11/15/2031[1]		2,180	1,717
Studio City Finance, Ltd. 6.00% 7/15/2025[1]		690	599
Studio City Finance, Ltd. 5.00% 1/15/2029[1]		550	407
Tempur Sealy International, Inc. 4.00% 4/15/2029[1]		435	366
The Gap, Inc. 3.625% 10/1/2029[1]		170	120
The Gap, Inc. 3.875% 10/1/2031[1]		108	76
The Home Co., Inc. 7.25% 10/15/2025[1]		660	568
Travel + Leisure Co. 6.00% 4/1/2027		205	195
Travel + Leisure Co. 4.50% 12/1/2029[1]		1,155	943
Universal Entertainment Corp. 8.50% 12/11/2024[1]		2,945	2,751
Vail Resorts, Inc. 6.25% 5/15/2025[1]		315	316
VICI Properties, LP 4.25% 12/1/2026[1]		462	432
VICI Properties, LP / VICI Note Co., Inc. 5.625% 5/1/2024[1]		447	443
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]		1,245	1,175
Wheel Pros, Inc. 6.50% 5/15/2029[1]		1,280	454
Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 8.825% 5/11/2028[4,5]		948	647
Wyndham Destinations, Inc. 6.625% 7/31/2026[1]		695	681
Wyndham Destinations, Inc. 4.625% 3/1/2030[1]		400	332
Wyndham Worldwide Corp. 4.375% 8/15/2028[1]		765	688
Wynn Las Vegas, LLC 4.25% 5/30/2023[1]		861	850
Wynn Macau, Ltd. 5.625% 8/26/2028[1]		900	771

230	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Wynn Resorts Finance, LLC 7.75% 4/15/2025[1]	USD	494	$492
Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]		482	414
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 9.884% 9/1/2027[4,5]		465	421
			103,390

Communication services 10.50%
Altice France Holding SA 10.50% 5/15/2027[1]		1,650	1,262
Altice France SA 5.125% 7/15/2029[1]		1,677	1,260
Brightstar Escrow Corp. 9.75% 10/15/2025[1]		140	129
Cablevision Systems Corp. 5.375% 2/1/2028[1]		457	369
CCO Holdings, LLC 5.00% 2/1/2028[1]		586	533
CCO Holdings, LLC 6.375% 9/1/2029[1]		300	283
CCO Holdings, LLC 4.75% 3/1/2030[1]		3,437	2,972
CCO Holdings, LLC 4.50% 8/15/2030[1]		3,029	2,509
CCO Holdings, LLC 4.25% 2/1/2031[1]		3,065	2,465
CCO Holdings, LLC 4.75% 2/1/2032[1]		1,225	996
CCO Holdings, LLC 4.50% 5/1/2032		1,024	817
CCO Holdings, LLC 4.50% 6/1/2033[1]		1,330	1,023
CCO Holdings, LLC 4.25% 1/15/2034[1]		2,040	1,510
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.50% 5/1/2026[1]		102	99
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.375% 6/1/2029[1]		360	326
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031		140	109
Centerfield Media Parent, Inc. 6.625% 8/1/2026[1]		960	616
Cinemark USA, Inc. 5.875% 3/15/2026[1]		278	232
Clear Channel Worldwide Holdings, Inc. 7.75% 4/15/2028[1]		570	417
Clear Channel Worldwide Holdings, Inc. 7.50% 6/1/2029[1]		315	232
Cogent Communications Group, Inc. 3.50% 5/1/2026[1]		450	409
Connect Finco SARL 6.75% 10/1/2026[1]		725	673
Consolidated Communications, Inc. 5.00% 10/1/2028[1]		225	166
CSC Holdings, LLC 6.50% 2/1/2029[1]		600	492
CSC Holdings, LLC 3.375% 2/15/2031[1]		700	458
Diamond Sports Group, LLC 5.375% 8/15/2026[1]		503	60
Diamond Sports Group, LLC 6.625% 8/15/2027[1]		1,056	12
DIRECTV Financing, LLC 5.875% 8/15/2027[1]		3,010	2,699
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 9.384% 8/2/2027[4,5]		1,655	1,613
DISH Network Corp. 11.75% 11/15/2027[1]		3,950	4,073
Embarq Corp. 7.995% 6/1/2036		2,867	1,339
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 12.134% 7/31/2028[4,5]		365	361
Frontier Communications Corp. 5.875% 10/15/2027[1]		1,455	1,354
Frontier Communications Corp. 5.00% 5/1/2028[1]		3,780	3,304
Frontier Communications Corp. 6.75% 5/1/2029[1]		1,990	1,649
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,390	1,077
Frontier Communications Holdings, LLC 6.00% 1/15/2030[1]		750	590
Frontier Communications Holdings, LLC 8.75% 5/15/2030[1]		970	988
Gray Escrow II, Inc. 5.375% 11/15/2031[1]		925	668
Gray Television, Inc. 5.875% 7/15/2026[1]		203	181
Gray Television, Inc. 7.00% 5/15/2027[1]		1,018	904
Gray Television, Inc. 4.75% 10/15/2030[1]		397	288
iHeartCommunications, Inc. 5.25% 8/15/2027[1]		1,995	1,693
iHeartCommunications, Inc. 4.75% 1/15/2028[1]		250	204
Iliad Holding SAS 6.50% 10/15/2026[1]		630	585
Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 9.23% 12/4/2026[4,5]		385	357
Lamar Media Corp. 3.75% 2/15/2028		61	55
Lamar Media Corp. 4.875% 1/15/2029		300	277
Lamar Media Corp. 4.00% 2/15/2030		260	228
Level 3 Financing, Inc. 3.75% 7/15/2029[1]		855	616

American Funds Insurance Series	231

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Ligado Networks, LLC 15.50% PIK 11/1/2023[1,6]	USD	2,149	$701
Live Nation Entertainment, Inc. 4.75% 10/15/2027[1]		250	223
Live Nation Entertainment, Inc. 3.75% 1/15/2028[1]		425	363
Match Group, Inc. 4.625% 6/1/2028[1]		308	275
Match Group, Inc. 5.625% 2/15/2029[1]		300	280
McGraw-Hill Education, Inc. 5.75% 8/1/2028[1]		520	438
Midas OpCo Holdings, LLC 5.625% 8/15/2029[1]		3,110	2,570
Netflix, Inc. 4.875% 4/15/2028		310	300
News Corp. 3.875% 5/15/2029[1]		1,620	1,408
News Corp. 5.125% 2/15/2032[1]		1,760	1,604
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[1]		2,910	2,522
Nexstar Escrow Corp. 5.625% 7/15/2027[1]		324	298
Scripps Escrow II, Inc. 3.875% 1/15/2029[1]		750	603
Sinclair Television Group, Inc. 4.125% 12/1/2030[1]		710	533
Sirius XM Radio, Inc. 3.125% 9/1/2026[1]		1,600	1,423
Sirius XM Radio, Inc. 4.00% 7/15/2028[1]		2,385	2,080
Sirius XM Radio, Inc. 4.125% 7/1/2030[1]		445	368
Sirius XM Radio, Inc. 3.875% 9/1/2031[1]		2,590	2,026
Sprint Corp. 7.625% 3/1/2026		480	506
Sprint Corp. 6.875% 11/15/2028		1,656	1,723
Sprint Corp. 8.75% 3/15/2032		1,751	2,088
TEGNA, Inc. 5.00% 9/15/2029		366	348
T-Mobile US, Inc. 3.375% 4/15/2029		860	759
Univision Communications, Inc. 5.125% 2/15/2025[1]		3,195	3,049
Univision Communications, Inc. 6.625% 6/1/2027[1]		3,050	2,949
Univision Communications, Inc. 4.50% 5/1/2029[1]		4,500	3,772
Univision Communications, Inc. 7.375% 6/30/2030[1]		935	895
Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 8.83% 6/24/2029[4,5]		69	69
UPC Broadband Finco BV 4.875% 7/15/2031[1]		430	359
Virgin Media O2 4.25% 1/31/2031[1]		1,975	1,603
Virgin Media Secured Finance PLC 4.50% 8/15/2030[1]		990	829
VZ Secured Financing BV 5.00% 1/15/2032[1]		1,060	863
Warner Music Group 3.75% 12/1/2029[1]		1,645	1,417
Warner Music Group 3.875% 7/15/2030[1]		780	673
Warner Music Group 3.00% 2/15/2031[1]		225	180
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[1]		298	246
Ziggo Bond Co. BV 5.125% 2/28/2030[1]		419	339
Ziggo Bond Finance BV 4.875% 1/15/2030[1]		1,350	1,132
			87,346

Materials 9.94%
Alcoa Nederland Holding BV 5.50% 12/15/2027[1]		510	492
Alcoa Nederland Holding BV 4.125% 3/31/2029[1]		430	382
Allegheny Technologies, Inc. 5.875% 12/1/2027		180	172
Allegheny Technologies, Inc. 4.875% 10/1/2029		1,575	1,394
Allegheny Technologies, Inc. 5.125% 10/1/2031		1,170	1,036
ArcelorMittal 7.00% 10/15/2039		488	497
ArcelorMittal 6.75% 3/1/2041		755	731
Arconic Corp. 6.00% 5/15/2025[1]		360	355
Arconic Rolled Products Corp. 6.125% 2/15/2028[1]		200	188
Ardagh Group SA 6.50% Cash 6/30/2027[1,6]		422	294
Ardagh Metal Packaging Finance USA, LLC 6.00% 6/15/2027[1]		750	735
Ardagh Metal Packaging Finance USA, LLC 3.25% 9/1/2028[1]		500	425
Ardagh Metal Packaging Finance USA, LLC 4.00% 9/1/2029[1]		550	437
Ardagh Packaging Finance 4.125% 8/15/2026[1]		900	782
Avient Corp. 7.125% 8/1/2030[1]		335	328
Axalta Coating Systems, LLC 4.75% 6/15/2027[1]		460	426
Ball Corp. 6.875% 3/15/2028		1,065	1,095
Ball Corp. 2.875% 8/15/2030		160	128

232	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Ball Corp. 3.125% 9/15/2031	USD	1,660	$1,335
BWAY Parent Co., Inc. 5.50% 4/15/2024[1]		1,464	1,427
BWAY Parent Co., Inc. 7.25% 4/15/2025[1]		625	579
BWAY Parent Co., Inc., Term Loan,
(3-month USD-LIBOR + 3.25%) 7.37% 4/3/2024[4,5]		255	250
CAN-PACK SA 3.875% 11/15/2029[1]		1,300	1,026
Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]		262	263
Cleveland-Cliffs, Inc. 7.00% 3/15/2027		297	281
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		3,243	3,104
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[1]		1,981	1,761
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[1]		2,875	2,543
Crown Holdings, Inc. 5.25% 4/1/2030[1]		240	227
CVR Partners, LP 6.125% 6/15/2028[1]		1,125	1,011
Element Solutions, Inc. 3.875% 9/1/2028[1]		410	349
First Quantum Minerals, Ltd. 7.50% 4/1/2025[1]		3,893	3,797
First Quantum Minerals, Ltd. 6.875% 3/1/2026[1]		2,926	2,775
First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]		7,610	7,156
Freeport-McMoRan, Inc. 4.25% 3/1/2030		437	398
Freeport-McMoRan, Inc. 5.45% 3/15/2043		411	372
FXI Holdings, Inc. 7.875% 11/1/2024[1]		6,248	5,204
FXI Holdings, Inc. 12.25% 11/15/2026[1]		7,432	6,165
GPC Merger Sub, Inc. 7.125% 8/15/2028[1]		334	279
Graphic Packaging International, LLC 3.75% 2/1/2030[1]		790	673
Hexion, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.934% 3/15/2029[4,5]		454	391
Kaiser Aluminum Corp. 4.625% 3/1/2028[1]		638	558
LABL, Inc. 5.875% 11/1/2028[1]		730	637
LABL, Inc. 8.25% 11/1/2029[1]		490	391
LSB Industries, Inc. 6.25% 10/15/2028[1]		1,620	1,484
Methanex Corp. 5.125% 10/15/2027		3,870	3,596
Methanex Corp. 5.25% 12/15/2029		1,217	1,082
Methanex Corp. 5.65% 12/1/2044		465	355
Mineral Resources, Ltd. 8.00% 11/1/2027[1]		1,292	1,323
Mineral Resources, Ltd. 8.50% 5/1/2030[1]		1,270	1,289
Neon Holdings, Inc. 10.125% 4/1/2026[1]		595	508
Nova Chemicals Corp. 4.875% 6/1/2024[1]		760	737
Nova Chemicals Corp. 5.25% 6/1/2027[1]		2,036	1,834
Nova Chemicals Corp. 4.25% 5/15/2029[1]		2,330	1,908
Novelis Corp. 3.25% 11/15/2026[1]		825	741
Novelis Corp. 4.75% 1/30/2030[1]		563	500
Novelis Corp. 3.875% 8/15/2031[1]		1,122	918
Olin Corp. 5.625% 8/1/2029		200	190
Olin Corp. 5.00% 2/1/2030		180	165
Owens-Illinois, Inc. 5.875% 8/15/2023[1]		191	190
Owens-Illinois, Inc. 6.375% 8/15/2025[1]		265	260
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]		2,185	1,879
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[1]		1,225	988
Scotts Miracle-Gro Co. 4.50% 10/15/2029		379	308
Scotts Miracle-Gro Co. 4.375% 2/1/2032		455	344
Sealed Air Corp. 4.00% 12/1/2027[1]		316	287
Sealed Air Corp. 5.00% 4/15/2029[1]		690	650
Silgan Holdings, Inc. 4.125% 2/1/2028		377	350
SPCM SA 3.375% 3/15/2030[1]		400	323
Summit Materials, LLC 6.50% 3/15/2027[1]		360	353
Summit Materials, LLC 5.25% 1/15/2029[1]		755	704
Trivium Packaging BV 5.50% 8/15/2026[1]		330	303
Trivium Packaging BV 8.50% 8/15/2027[1]		703	646
Tronox, Ltd. 4.625% 3/15/2029[1]		730	608
Valvoline, Inc. 4.25% 2/15/2030[1]		353	343
Valvoline, Inc. 3.625% 6/15/2031[1]		410	337
Venator Finance SARL 9.50% 7/1/2025[1]		1,538	1,115

American Funds Insurance Series	233

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Venator Finance SARL 5.75% 7/15/2025[1]	USD	3,501	$1,201
W. R. Grace Holdings, LLC 5.625% 8/15/2029[1]		440	356
Warrior Met Coal, Inc. 7.875% 12/1/2028[1]		1,680	1,658
			82,682

Health care 9.93%
1375209 BC, Ltd. 9.00% 1/30/2028[1]		720	705
AdaptHealth, LLC 5.125% 3/1/2030[1]		625	533
Avantor Funding, Inc. 4.625% 7/15/2028[1]		2,380	2,167
Avantor Funding, Inc. 3.875% 11/1/2029[1]		500	420
Bausch Health Americas, Inc. 9.25% 4/1/2026[1]		1,789	1,255
Bausch Health Americas, Inc. 8.50% 1/31/2027[1]		252	132
Bausch Health Companies, Inc. 9.00% 12/15/2025[1]		1,591	1,258
Bausch Health Companies, Inc. 6.125% 2/1/2027[1]		245	169
Bausch Health Companies, Inc. 5.75% 8/15/2027[1]		865	590
Bausch Health Companies, Inc. 7.00% 1/15/2028[1]		413	200
Bausch Health Companies, Inc. 5.00% 1/30/2028[1]		1,357	653
Bausch Health Companies, Inc. 4.875% 6/1/2028[1]		3,390	2,163
Bausch Health Companies, Inc. 5.00% 2/15/2029[1]		310	149
Bausch Health Companies, Inc. 7.25% 5/30/2029[1]		340	165
Bausch Health Companies, Inc. 5.25% 1/30/2030[1]		1,712	824
Bausch Health Companies, Inc. 14.00% 10/15/2030[1]		550	329
Bausch Health Companies, Inc. 5.25% 2/15/2031[1]		3,762	1,828
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[1]		290	270
Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]		285	227
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]		1,310	1,036
Centene Corp. 4.25% 12/15/2027		344	323
Centene Corp. 2.45% 7/15/2028		2,255	1,908
Centene Corp. 4.625% 12/15/2029		2,035	1,864
Centene Corp. 3.375% 2/15/2030		422	358
Centene Corp. 3.00% 10/15/2030		720	592
Centene Corp. 2.50% 3/1/2031		1,245	977
Centene Corp. 2.625% 8/1/2031		400	315
Charles River Laboratories International, Inc. 4.25% 5/1/2028[1]		561	518
Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]		680	602
Charles River Laboratories International, Inc. 4.00% 3/15/2031[1]		400	347
Community Health Systems, Inc. 8.00% 3/15/2026[1]		580	529
Community Health Systems, Inc. 5.625% 3/15/2027[1]		1,645	1,414
Community Health Systems, Inc. 6.00% 1/15/2029[1]		348	292
Community Health Systems, Inc. 6.875% 4/15/2029[1]		240	124
Community Health Systems, Inc. 5.25% 5/15/2030[1]		1,370	1,035
Community Health Systems, Inc. 4.75% 2/15/2031[1]		100	73
DaVita, Inc. 4.625% 6/1/2030[1]		850	686
Encompass Health Corp. 4.50% 2/1/2028		496	451
Encompass Health Corp. 4.75% 2/1/2030		285	251
Endo DAC 6.00% 6/30/2028[1,2]		2,313	127
Endo DAC / Endo Finance, LLC / Endo Finco 9.50% 7/31/2027[1,2]		311	44
Endo International PLC 5.875% 10/15/2024[1]		520	413
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/2029[1]		660	502
Grifols Escrow Issuer SA 4.75% 10/15/2028[1]		630	545
HCA, Inc. 5.625% 9/1/2028		1,300	1,295
HCA, Inc. 5.875% 2/1/2029		255	255
HCA, Inc. 3.50% 9/1/2030		1,215	1,051
HCA, Inc. 4.625% 3/15/2052[1]		233	182
HCA, Inc. 7.50% 11/15/2095		250	269
HealthEquity, Inc. 4.50% 10/1/2029[1]		600	525
IMS Health Holdings, Inc. 5.00% 10/15/2026[1]		823	788
Jazz Securities DAC 4.375% 1/15/2029[1]		461	412
Mallinckrodt PLC 10.00% 4/15/2025[1]		939	808
Minerva Merger Sub, Inc. 6.50% 2/15/2030[1]		640	473

234	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Molina Healthcare, Inc. 4.375% 6/15/2028[1]	USD	1,055	$965
Molina Healthcare, Inc. 3.875% 11/15/2030[1]		2,309	1,960
Molina Healthcare, Inc. 3.875% 5/15/2032[1]		2,275	1,893
Mozart Debt Merger Sub, Inc. 3.875% 4/1/2029[1]		220	178
Mozart Debt Merger Sub, Inc. 5.25% 10/1/2029[1]		1,425	1,134
Option Care Health, Inc. 4.375% 10/31/2029[1]		290	254
Organon Finance 1, LLC 4.125% 4/30/2028[1]		535	475
Owens & Minor, Inc. 4.375% 12/15/2024		1,185	1,147
Owens & Minor, Inc. 4.50% 3/31/2029[1]		1,145	914
Owens & Minor, Inc. 6.625% 4/1/2030[1]		675	581
Par Pharmaceutical, Inc. 7.50% 4/1/2027[1]		4,665	3,555
Radiology Partners, Inc. 9.25% 2/1/2028[1]		1,873	1,054
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 8.639% 7/9/2025[4,5]		95	80
RP Escrow Issuer, LLC 5.25% 12/15/2025[1]		1,175	899
Select Medical Holdings Corp. 6.25% 8/15/2026[1]		554	528
Surgery Center Holdings 10.00% 4/15/2027[1]		244	249
Syneos Health, Inc. 3.625% 1/15/2029[1]		530	423
Team Health Holdings, Inc. 6.375% 2/1/2025[1]		704	407
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.573% 3/2/2027[4,5]		276	209
Tenet Healthcare Corp. 4.625% 7/15/2024		130	127
Tenet Healthcare Corp. 4.875% 1/1/2026[1]		5,600	5,307
Tenet Healthcare Corp. 6.25% 2/1/2027[1]		500	481
Tenet Healthcare Corp. 5.125% 11/1/2027[1]		265	247
Tenet Healthcare Corp. 4.625% 6/15/2028[1]		890	798
Tenet Healthcare Corp. 6.125% 10/1/2028[1]		740	664
Tenet Healthcare Corp. 4.25% 6/1/2029[1]		990	859
Tenet Healthcare Corp. 4.375% 1/15/2030[1]		1,340	1,162
Tenet Healthcare Corp. 6.875% 11/15/2031		100	90
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		3,379	3,319
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		1,984	1,976
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		3,314	2,905
Teva Pharmaceutical Finance Co. BV 4.75% 5/9/2027		570	516
Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028		1,888	1,845
Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029		6,865	6,123
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		412	253
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[1]		4,190	3,568
			82,566

Industrials 8.97%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[1]		990	954
ADT Security Corp. 4.125% 8/1/2029[1]		200	170
Allison Transmission Holdings, Inc. 3.75% 1/30/2031[1]		1,235	1,017
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		600	576
Atkore, Inc. 4.25% 6/1/2031[1]		385	331
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 10.134% 9/21/2029[4,5]		2,899	2,813
ATS Automation Tooling Systems, Inc. 4.125% 12/15/2028[1]		275	238
Avis Budget Car Rental, LLC 5.75% 7/15/2027[1]		885	802
Avis Budget Group, Inc. 5.375% 3/1/2029[1]		1,215	1,041
Avolon Holdings Funding, Ltd. 5.25% 5/15/2024[1]		660	647
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[1]		2,098	1,680
BlueLinx Holdings, Inc. 6.00% 11/15/2029[1]		500	416
Bohai Financial Investment Holding Co., Ltd. 4.50% 3/15/2023[1]		132	132
Bombardier, Inc. 7.50% 3/15/2025[1]		593	588
Bombardier, Inc. 7.125% 6/15/2026[1]		3,395	3,300
Bombardier, Inc. 7.875% 4/15/2027[1]		3,978	3,867
Bombardier, Inc. 6.00% 2/15/2028[1]		1,335	1,236
Bombardier, Inc. 7.45% 5/1/2034[1]		450	452

American Funds Insurance Series	235

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Builders FirstSource, Inc. 4.25% 2/1/2032[1]	USD	735	$597
BWX Technologies, Inc. 4.125% 6/30/2028[1]		515	464
BWX Technologies, Inc. 4.125% 4/15/2029[1]		1,005	881
Chart Industries, Inc. 7.50% 1/1/2030[1]		523	526
Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]		1,595	1,384
Clarivate Science Holdings Corp. 4.875% 7/1/2029[1]		1,265	1,077
Clean Harbors, Inc. 4.875% 7/15/2027[1]		766	727
CoreLogic, Inc. 4.50% 5/1/2028[1]		4,279	3,288
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/2029[4,5]		660	480
Covanta Holding Corp. 4.875% 12/1/2029[1]		1,295	1,063
Covanta Holding Corp. 5.00% 9/1/2030		1,590	1,287
Dun & Bradstreet Corp. 5.00% 12/15/2029[1]		1,585	1,358
Garda World Security Corp. 6.00% 6/1/2029[1]		150	122
GFL Environmental, Inc. 3.50% 9/1/2028[1]		765	673
Harsco Corp. 5.75% 7/31/2027[1]		700	554
Herc Holdings, Inc. 5.50% 7/15/2027[1]		200	187
Howmet Aerospace, Inc. 5.95% 2/1/2037		150	146
Icahn Enterprises Finance Corp. 4.75% 9/15/2024		1,080	1,038
Icahn Enterprises, LP 5.25% 5/15/2027		277	254
Icahn Enterprises, LP 4.375% 2/1/2029		675	572
JELD-WEN Holding, Inc. 4.875% 12/15/2027[1]		543	410
LABL Escrow Issuer, LLC 6.75% 7/15/2026[1]		450	425
LABL Escrow Issuer, LLC 10.50% 7/15/2027[1]		1,310	1,221
LSC Communications, Inc. 8.75% 10/15/2023[1,2,3]		8,933	27
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 7.75% 9/30/2022[2,3,4,5]		301	1
Masonite International Corp. 3.50% 2/15/2030[1]		530	429
MasTec, Inc. 4.50% 8/15/2028[1]		460	413
Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]		3,543	3,530
Mueller Water Products, Inc. 4.00% 6/15/2029[1]		275	242
Park River Holdings, Inc. 5.625% 2/1/2029[1]		775	517
PGT Innovations, Inc. 4.375% 10/1/2029[1]		1,125	943
Pitney Bowes, Inc. 6.875% 3/15/2027[1]		600	514
PM General Purchaser, LLC 9.50% 10/1/2028[1]		2,428	1,855
Prime Security Services Borrower, LLC 3.375% 8/31/2027[1]		475	411
Prime Security Services Borrower, LLC 6.25% 1/15/2028[1]		627	572
R.R. Donnelley & Sons Co. 6.125% 11/1/2026[1]		375	351
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[1]		170	147
Rolls-Royce PLC 5.75% 10/15/2027[1]		720	687
Sensata Technologies, Inc. 3.75% 2/15/2031[1]		500	412
SkyMiles IP, Ltd. 4.75% 10/20/2028[1]		1,975	1,859
Spirit AeroSystems, Inc. 4.60% 6/15/2028		1,410	1,141
Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]		980	1,033
SRS Distribution, Inc. 4.625% 7/1/2028[1]		480	426
Stericycle, Inc. 5.375% 7/15/2024[1]		1,135	1,120
Stericycle, Inc. 3.875% 1/15/2029[1]		940	821
The Brink’s Co. 4.625% 10/15/2027[1]		719	659
The Hertz Corp. 5.00% 12/1/2029[1]		380	289
Titan International, Inc. 7.00% 4/30/2028		750	709
TransDigm, Inc. 6.25% 3/15/2026[1]		1,638	1,619
TransDigm, Inc. 6.875% 5/15/2026		460	450
TransDigm, Inc. 6.375% 6/15/2026		240	234
TransDigm, Inc. 5.50% 11/15/2027		855	805
TransDigm, Inc. 4.625% 1/15/2029		155	137
TransDigm, Inc. 4.875% 5/1/2029		220	192
Triumph Group, Inc. 8.875% 6/1/2024[1]		633	645
Triumph Group, Inc. 6.25% 9/15/2024[1]		4,812	4,569
Triumph Group, Inc. 7.75% 8/15/2025		1,260	1,074
Uber Technologies, Inc. 8.00% 11/1/2026[1]		498	501
United Airlines, Inc. 4.375% 4/15/2026[1]		285	265
United Airlines, Inc. 4.625% 4/15/2029[1]		505	441

236	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
United Rentals, Inc. 4.875% 1/15/2028	USD	680	$646
United Rentals, Inc. 6.00% 12/15/2029[1]		910	906
United Rentals, Inc. 3.875% 2/15/2031		525	441
United Rentals, Inc. 3.75% 1/15/2032		450	368
Vertical U.S. Newco, Inc. 5.25% 7/15/2027[1]		1,495	1,330
WESCO Distribution, Inc. 7.125% 6/15/2025[1]		675	685
WESCO Distribution, Inc. 7.25% 6/15/2028[1]		825	837
Western Global Airlines, LLC 10.375% 8/15/2025[1]		475	357
			74,604

Financials 7.26%
Advisor Group Holdings, LLC 6.25% 3/1/2028[1]		2,191	2,017
AG Merger Sub II, Inc. 10.75% 8/1/2027[1]		3,800	3,852
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]		1,058	1,069
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[1]		890	798
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[1]		1,741	1,569
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[1]		1,560	1,285
AmWINS Group, Inc. 4.875% 6/30/2029[1]		1,260	1,070
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[1]		2,875	2,379
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/2029[4,5]		1,245	1,096
AssuredPartners, Inc. 8.00% 5/15/2027[1]		437	419
AssuredPartners, Inc. 5.625% 1/15/2029[1]		365	301
Blackstone Private Credit Fund 7.05% 9/29/2025[1]		640	636
BroadStreet Partners, Inc. 5.875% 4/15/2029[1]		575	490
Castlelake Aviation Finance DAC 5.00% 4/15/2027[1]		1,115	972
Coinbase Global, Inc. 3.375% 10/1/2028[1]		1,320	699
Coinbase Global, Inc. 3.625% 10/1/2031[1]		1,090	526
Compass Diversified Holdings 5.25% 4/15/2029[1]		4,150	3,557
Compass Diversified Holdings 5.00% 1/15/2032[1]		1,230	979
Credit Acceptance Corp. 5.125% 12/31/2024[1]		275	259
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[3,4,5]		823	715
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[3,4]		1,097	879
FS Energy and Power Fund 7.50% 8/15/2023[1]		2,784	2,793
Hightower Holding, LLC 6.75% 4/15/2029[1]		905	761
HUB International, Ltd. 7.00% 5/1/2026[1]		2,080	2,040
HUB International, Ltd. 5.625% 12/1/2029[1]		240	210
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]		725	603
JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)[7]		160	132
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[7]		490	468
LPL Holdings, Inc. 4.625% 11/15/2027[1]		1,592	1,490
LPL Holdings, Inc. 4.00% 3/15/2029[1]		1,900	1,656
LPL Holdings, Inc. 4.375% 5/15/2031[1]		1,135	967
MGIC Investment Corp. 5.25% 8/15/2028		525	485
MSCI, Inc. 4.00% 11/15/2029[1]		900	785
MSCI, Inc. 3.625% 9/1/2030[1]		66	55
MSCI, Inc. 3.875% 2/15/2031[1]		1,450	1,208
MSCI, Inc. 3.625% 11/1/2031[1]		2,055	1,702
MSCI, Inc. 3.25% 8/15/2033[1]		945	731
National Financial Partners Corp. 6.875% 8/15/2028[1]		739	611
Navient Corp. 5.50% 1/25/2023		684	684
Navient Corp. 6.125% 3/25/2024		1,047	1,027
Navient Corp. 5.875% 10/25/2024		1,405	1,362
Navient Corp. 6.75% 6/25/2025		550	529
Navient Corp. 6.75% 6/15/2026		640	608
Navient Corp. 5.00% 3/15/2027		2,883	2,529
Navient Corp. 4.875% 3/15/2028		320	264
Navient Corp. 5.50% 3/15/2029		2,280	1,864
Navient Corp. 5.625% 8/1/2033		1,478	1,056
OneMain Finance Corp. 3.875% 9/15/2028		206	164

American Funds Insurance Series	237

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
OneMain Holdings, Inc. 7.125% 3/15/2026	USD	1,335	$1,272
Owl Rock Capital Corp. 3.75% 7/22/2025		600	555
Owl Rock Capital Corp. 3.40% 7/15/2026		290	254
Owl Rock Capital Corp. II 4.625% 11/26/2024[1]		450	428
Owl Rock Capital Corp. III 3.125% 4/13/2027		600	495
Owl Rock Core Income Corp. 4.70% 2/8/2027		800	722
Oxford Finance, LLC 6.375% 2/1/2027[1]		1,893	1,764
Quicken Loans, LLC 3.625% 3/1/2029[1]		455	361
Rocket Mortgage, LLC 2.875% 10/15/2026[1]		520	447
Ryan Specialty Group, LLC 4.375% 2/1/2030[1]		615	533
Springleaf Finance Corp. 6.125% 3/15/2024		367	356
Springleaf Finance Corp. 6.625% 1/15/2028		340	314
Starwood Property Trust, Inc. 4.375% 1/15/2027[1]		570	500
			60,352

Information technology 4.50%
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/2024[4,5]		270	239
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[4,5]		3,899	2,932
Black Knight, Inc. 3.625% 9/1/2028[1]		410	357
Block, Inc. 2.75% 6/1/2026		1,455	1,302
Block, Inc. 3.50% 6/1/2031		1,570	1,255
BMC Software, Inc. 7.125% 10/2/2025[1]		180	175
BMC Software, Inc. 9.125% 3/1/2026[1]		240	227
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/2026[4,5]		1,170	1,080
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]		450	399
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]		580	511
CDK Global, Inc. 7.25% 6/15/2029[1]		1,460	1,430
Ciena Corp. 4.00% 1/31/2030[1]		440	388
CommScope Finance, LLC 6.00% 3/1/2026[1]		430	398
CommScope Finance, LLC 8.25% 3/1/2027[1]		360	280
CommScope Technologies, LLC 6.00% 6/15/2025[1]		380	347
CommScope Technologies, LLC 5.00% 3/15/2027[1]		220	150
Condor Merger Sub, Inc. 7.375% 2/15/2030[1]		400	322
Diebold Nixdorf, Inc. 9.375% 7/15/2025[1]		7,523	5,380
Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[1,3,6]		1,324	797
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[3,4,5]		2,084	1,404
Elastic NV 4.125% 7/15/2029[1]		350	283
Entegris Escrow Corp. 4.75% 4/15/2029[1]		790	722
Fair Isaac Corp. 4.00% 6/15/2028[1]		1,195	1,087
Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/2024[4,5]	EUR	846	783
Gartner, Inc. 4.50% 7/1/2028[1]	USD	2,098	1,960
Gartner, Inc. 3.625% 6/15/2029[1]		154	135
Gartner, Inc. 3.75% 10/1/2030[1]		1,001	864
GoDaddy Operating Co. 5.25% 12/1/2027[1]		390	370
GoDaddy Operating Co. 3.50% 3/1/2029[1]		210	176
Imola Merger Corp. 4.75% 5/15/2029[1]		300	261
MicroStrategy, Inc. 6.125% 6/15/2028[1]		325	233
MoneyGram International, Inc. 5.375% 8/1/2026[1]		875	888
NCR Corp. 5.125% 4/15/2029[1]		1,759	1,474
NortonLifeLock, Inc. 7.125% 9/30/2030[1]		255	251
Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/2029[4,5]		355	347
Rocket Software, Inc. 6.50% 2/15/2029[1]		455	359
Sabre GLBL, Inc. 7.375% 9/1/2025[1]		133	128
Sabre GLBL, Inc. 11.25% 12/15/2027[1]		877	904
Sabre Holdings Corp. 9.25% 4/15/2025[1]		1,152	1,149
Synaptics, Inc. 4.00% 6/15/2029[1]		375	316
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/2028[4,5]		1,255	1,117
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 6.998% 5/4/2026[4,5]		465	443
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/2027[4,5]		1,970	1,820

238	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Unisys Corp. 6.875% 11/1/2027[1]	USD	1,385	$1,065
VeriSign, Inc. 5.25% 4/1/2025		132	132
Veritas US, Inc. 7.50% 9/1/2025[1]		285	197
Viavi Solutions, Inc. 3.75% 10/1/2029[1]		230	194
Xerox Corp. 5.50% 8/15/2028[1]		435	349
			37,380

Consumer staples 4.14%
Albertsons Companies, Inc. 4.625% 1/15/2027[1]		1,060	987
Albertsons Companies, Inc. 5.875% 2/15/2028[1]		190	181
Albertsons Companies, Inc. 3.50% 3/15/2029[1]		3,468	2,917
Albertsons Companies, Inc. 4.875% 2/15/2030[1]		615	550
B&G Foods, Inc. 5.25% 4/1/2025		1,377	1,210
B&G Foods, Inc. 5.25% 9/15/2027		2,093	1,608
Central Garden & Pet Co. 4.125% 10/15/2030		600	494
Central Garden & Pet Co. 4.125% 4/30/2031[1]		1,005	833
Coty, Inc. 5.00% 4/15/2026[1]		700	665
Coty, Inc. 6.50% 4/15/2026[1]		460	442
Coty, Inc. 4.75% 1/15/2029[1]		1,260	1,142
Darling Ingredients, Inc. 5.25% 4/15/2027[1]		329	317
Darling Ingredients, Inc. 6.00% 6/15/2030[1]		1,205	1,180
Edgewell Personal Care Co. 5.50% 6/1/2028[1]		275	258
Energizer Holdings, Inc. 4.375% 3/31/2029[1]		545	463
Ingles Markets, Inc. 4.00% 6/15/2031[1]		345	291
Kraft Heinz Company 3.875% 5/15/2027		275	263
Kraft Heinz Company 4.375% 6/1/2046		306	250
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[1]		1,953	1,692
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[1]		3,040	2,504
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[1]		2,615	2,313
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[1]		715	626
Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 8.48% 10/1/2026[4,5]		784	753
Performance Food Group, Inc. 5.50% 10/15/2027[1]		705	666
Performance Food Group, Inc. 4.25% 8/1/2029[1]		483	419
Post Holdings, Inc. 5.625% 1/15/2028[1]		1,199	1,130
Post Holdings, Inc. 5.50% 12/15/2029[1]		811	736
Post Holdings, Inc. 4.625% 4/15/2030[1]		3,355	2,901
Post Holdings, Inc. 4.50% 9/15/2031[1]		1,350	1,137
Prestige Brands International, Inc. 5.125% 1/15/2028[1]		103	97
Prestige Brands International, Inc. 3.75% 4/1/2031[1]		1,275	1,053
Simmons Foods, Inc. 4.625% 3/1/2029[1]		993	810
TreeHouse Foods, Inc. 4.00% 9/1/2028		1,415	1,205
United Natural Foods, Inc. 6.75% 10/15/2028[1]		2,030	1,954
US Foods, Inc. 4.625% 6/1/2030[1]		460	406
			34,453

Real estate 3.45%
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[1]		2,213	1,677
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]		957	699
Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]		1,304	1,193
Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]		194	162
Forestar Group, Inc. 3.85% 5/15/2026[1]		465	408
Forestar Group, Inc. 5.00% 3/1/2028[1]		92	79
Hospitality Properties Trust 4.35% 10/1/2024		145	132
Howard Hughes Corp. 5.375% 8/1/2028[1]		1,447	1,306
Howard Hughes Corp. 4.125% 2/1/2029[1]		2,043	1,714
Howard Hughes Corp. 4.375% 2/1/2031[1]		2,258	1,830
Iron Mountain, Inc. 4.875% 9/15/2027[1]		1,616	1,489
Iron Mountain, Inc. 5.25% 3/15/2028[1]		1,214	1,119
Iron Mountain, Inc. 5.00% 7/15/2028[1]		367	330

American Funds Insurance Series	239

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Iron Mountain, Inc. 5.25% 7/15/2030[1]	USD	2,880	$2,509
Iron Mountain, Inc. 4.50% 2/15/2031[1]		950	783
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		2,505	1,989
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		2,545	1,944
Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031		2,050	1,546
Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]		740	697
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]		1,429	1,203
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]		100	81
Medical Properties Trust, Inc. 5.00% 10/15/2027		638	538
Medical Properties Trust, Inc. 3.50% 3/15/2031		239	164
Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]		820	695
RHP Hotel Properties, LP 4.50% 2/15/2029[1]		535	462
RLJ Lodging Trust, LP 4.00% 9/15/2029[1]		800	650
VICI Properties, LP 3.50% 2/15/2025[1]		261	247
VICI Properties, LP 4.625% 6/15/2025[1]		620	595
VICI Properties, LP 3.875% 2/15/2029[1]		1,111	975
VICI Properties, LP 4.625% 12/1/2029[1]		184	168
VICI Properties, LP 4.125% 8/15/2030[1]		330	289
WeWork Companies, LLC 5.00% 7/10/2025[1]		2,985	992
			28,665

Utilities 3.20%
AmeriGas Partners, LP 5.875% 8/20/2026		80	76
AmeriGas Partners, LP 5.75% 5/20/2027		324	302
Calpine Corp. 4.50% 2/15/2028[1]		150	134
Calpine Corp. 5.125% 3/15/2028[1]		518	463
Calpine Corp. 3.75% 3/1/2031[1]		500	403
DPL, Inc. 4.125% 7/1/2025		555	522
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]		1,155	1,113
FirstEnergy Corp. 2.65% 3/1/2030		624	510
FirstEnergy Corp. 2.25% 9/1/2030		980	780
FirstEnergy Corp. 7.375% 11/15/2031		337	380
FirstEnergy Corp. 3.40% 3/1/2050		510	337
FirstEnergy Corp., Series C, 5.35% 7/15/2047[7]		475	425
FirstEnergy Transmission, LLC 2.866% 9/15/2028[1]		265	232
FirstEnergy Transmission, LLC 4.55% 4/1/2049[1]		100	81
NextEra Energy Partners, LP 4.25% 7/15/2024[1]		122	118
NRG Energy, Inc. 3.625% 2/15/2031[1]		845	644
Pacific Gas and Electric Co. 5.45% 6/15/2027		335	331
Pacific Gas and Electric Co. 2.10% 8/1/2027		116	99
Pacific Gas and Electric Co. 3.30% 12/1/2027		124	110
Pacific Gas and Electric Co. 3.75% 7/1/2028		10	9
Pacific Gas and Electric Co. 4.55% 7/1/2030		213	194
Pacific Gas and Electric Co. 2.50% 2/1/2031		393	306
Pacific Gas and Electric Co. 3.25% 6/1/2031		107	87
Pacific Gas and Electric Co. 3.30% 8/1/2040		280	190
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,000	625
PG&E Corp. 5.00% 7/1/2028		3,150	2,881
PG&E Corp. 5.25% 7/1/2030		3,040	2,771
Talen Energy Corp. 10.50% 1/15/2026[1,2]		2,987	1,434
Talen Energy Corp. 7.25% 5/15/2027[1]		5,189	5,395
Talen Energy Corp. 6.625% 1/15/2028[1]		130	133
Talen Energy Corp., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.008% 11/13/2023[4,5]		3,085	3,116
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/2026[4,5]		500	508
Talen Energy Supply, LLC 7.625% 6/1/2028[1]		489	511

240	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Targa Resources Partners, LP 4.00% 1/15/2032	USD	190	$160
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]		1,190	1,043
Vistra Operations Co., LLC 3.55% 7/15/2024[1]		231	222
			26,645

Total corporate bonds, notes & loans			736,042

Mortgage-backed obligations 0.08%
Collateralized mortgage-backed obligations 0.08%
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[1,3]		712	630

Total bonds, notes & other debt instruments (cost: $842,910,000)			736,672

Convertible bonds & notes 0.06%
Communication services 0.05%
DISH DBS Corp., convertible notes, 3.375% 8/15/2026		635	399

Energy 0.01%
Mesquite Energy, Inc., convertible notes, 13.14% Cash 7/15/2023[1,3,6]		79	79

Total convertible bonds & notes (cost: $720,000)			478

Convertible stocks 0.11%		Shares
Utilities 0.06%
PG&E Corp., convertible preferred units, 5.50% 8/16/2023		3,350	483

Financials 0.05%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 6/1/2023[1]		411	472

Total convertible stocks (cost: $657,000)			955

Common stocks 4.45%
Health care 2.60%
Rotech Healthcare, Inc.[3,8,9]		201,793	21,591

Energy 1.15%
Chesapeake Energy Corp.		29,829	2,815
Weatherford International[8]		33,659	1,714
Ascent Resources - Utica, LLC, Class A3,8,9		6,297,894	1,260
Denbury, Inc.[8]		13,380	1,164
Diamond Offshore Drilling, Inc.[8]		110,972	1,154
California Resources Corp.		17,202	748
Constellation Oil Services Holding SA, Class B-1[3,8]		3,449,949	380
Altera Infrastructure, LP3,8		3,550	282
McDermott International, Ltd.[8]		82,509	26
Mesquite Energy, Inc.[3,8]		3,558	21
Bighorn Permian Resources, LLC[3]		2,894	—	[10]
			9,564

Financials 0.32%
Jonah Energy Parent, LLC[3]		38,716	2,289
Navient Corp.		20,000	329
			2,618

American Funds Insurance Series	241

American High-Income Trust (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 0.29%
NMG Parent, LLC[8]	9,965	$1,520
MYT Holding Co., Class B3,8	608,846	913
		2,433

Information technology 0.05%
MoneyGram International, Inc.[8]	41,400	451

Communication services 0.04%
Intelsat SA3,8	8,164	196
iHeartMedia, Inc., Class A8	22,639	139
		335

Total common stocks (cost: $13,251,000)		36,992

Preferred securities 0.32%
Consumer discretionary 0.27%
MYT Holdings, LLC, Series A, 10.00% preferred shares[3,8]	2,095,904	2,201

Industrials 0.05%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,8]	1,022	428

Total preferred securities (cost: $2,933,000)		2,629

Rights & warrants 0.10%
Consumer discretionary 0.10%
NMG Parent, LLC, warrants, expire 9/24/2027[8]	27,111	826

Communication services 0.00%
Intelsat Jackson Holdings SA (CVR), Series A3,8	855	6
Intelsat Jackson Holdings SA (CVR), Series B3,8	855	6
		12

Total rights & warrants (cost: $173,000)		838

Short-term securities 4.64%
Money market investments 4.64%
Capital Group Central Cash Fund 4.31%[11,12]	385,690	38,565

Total short-term securities (cost: $38,557,000)		38,565
Total investment securities 98.27% (cost: $899,201,000)		817,129
Other assets less liabilities 1.73%		14,425

Net assets 100.00%		$831,554

242	American Funds Insurance Series

American High-Income Trust (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	63	March 2023	USD	6,799	$(98)
10 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,572)	10
30 Year Ultra U.S. Treasury Bond Futures	Short	1	March 2023		(134)	— [10]
						$(88)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	USD	8,050	$(50)	$104	$(154)

Investments in affiliates12

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.64%
Money market investments 4.64%
Capital Group Central Cash Fund 4.31%[11]	$17,238	$219,950	$198,620	$(7)	$4	$38,565	$610

Restricted securities9

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.[3,8]	9/26/2013	$4,331	$21,591	2.60%
Ascent Resources - Utica, LLC, Class A3,8	11/15/2016	302	1,260	.15
Total		$4,633	$22,851	2.75%

American Funds Insurance Series	243

American High-Income Trust (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $544,764,000, which represented 65.51% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Value determined using significant unobservable inputs.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $25,672,000, which represented 3.09% of the net assets of the fund.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Step bond; coupon rate may change at a later date.
[8]	Security did not produce income during the last 12 months.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $22,851,000, which represented 2.75% of the net assets of the fund.
[10]	Amount less than one thousand.
[11]	Rate represents the seven-day yield at 12/31/2022.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

CME = CME Group

CVR = Contingent Value Rights

DAC = Designated Activity Company

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

244	American Funds Insurance Series

American Funds Mortgage Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 94.91%	Principal amount (000)			Value (000)
Mortgage-backed obligations 80.19%
Federal agency mortgage-backed obligations 77.35%
Fannie Mae Pool #695412 5.00% 6/1/2033[1]	USD	—	[2]	$—	[2]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		2		2
Fannie Mae Pool #256583 5.00% 12/1/2036[1]		32		32
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		2		2
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		8		8
Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]		19		16
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		7		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[1]		7		7
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		5		5
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		370		312
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		2		2
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		530		447
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		4		4
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		120		102
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		374		346
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		39		37
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		20		19
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		27		25
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		8		8
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		5		5
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		98		91
Fannie Mae Pool #CA5496 3.00% 4/1/2050[1,3]		1,215		1,089
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		54		46
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		560		482
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		126		109
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		82		70
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		13		10
Fannie Mae Pool #CA8955 2.50% 2/1/2051[1]		66		57
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		116		95
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		1		1
Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]		211		188
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		278		247
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		28		24
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		450		382
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		3		2
Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]		464		397
Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]		230		197
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		764		653
Fannie Mae Pool #BU3058 2.50% 12/1/2051[1]		295		251
Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]		247		212
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		100		89
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		280		248
Fannie Mae Pool #BV3870 2.50% 2/1/2052[1]		405		344
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		380		325
Fannie Mae Pool #BV8569 2.50% 4/1/2052[1]		1,274		1,081
Fannie Mae Pool #MA4578 2.50% 4/1/2052[1]		204		173
Fannie Mae Pool #CB4274 2.50% 7/1/2052[1]		179		152
Fannie Mae Pool #BW0004 3.50% 7/1/2052[1]		300		273
Fannie Mae Pool #CB4159 4.00% 7/1/2052[1]		22		20
Fannie Mae Pool #MA4700 4.00% 8/1/2052[1]		1,967		1,847
Fannie Mae Pool #BV8024 4.00% 8/1/2052[1]		28		26
Fannie Mae Pool #BW7326 4.00% 9/1/2052[1]		24		22
Fannie Mae Pool #BW9348 4.00% 9/1/2052[1]		21		20
Fannie Mae Pool #BW8103 4.00% 9/1/2052[1]		20		18
Fannie Mae Pool #BW9823 4.50% 9/1/2052[1]		45		44

American Funds Insurance Series	245

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB5208 5.00% 9/1/2052[1]	USD	599	$591
Fannie Mae Pool #BW8980 4.00% 10/1/2052[1]		77	72
Fannie Mae Pool #BW1210 4.00% 10/1/2052[1]		58	54
Fannie Mae Pool #BW7356 4.00% 10/1/2052[1]		48	45
Fannie Mae Pool #BX0509 4.00% 10/1/2052[1]		21	20
Fannie Mae Pool #BW7795 4.50% 10/1/2052[1]		477	460
Fannie Mae Pool #MA4784 4.50% 10/1/2052[1]		4	4
Fannie Mae Pool #BW7121 5.00% 10/1/2052[1]		577	570
Fannie Mae Pool #CB5380 5.00% 10/1/2052[1]		203	200
Fannie Mae Pool #MA4803 3.50% 11/1/2052[1]		38	34
Fannie Mae Pool #MA4804 4.00% 11/1/2052[1]		575	540
Fannie Mae Pool #BW1310 4.00% 11/1/2052[1]		22	21
Fannie Mae Pool #BX1516 4.50% 11/1/2052[1]		469	452
Fannie Mae Pool #MA4841 5.00% 12/1/2052[1]		1,000	987
Fannie Mae Pool #MA4866 4.00% 1/1/2053[1]		68	64
Fannie Mae Pool #MA4868 5.00% 1/1/2053[1]		495	489
Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]		146	134
Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]		173	159
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		53	46
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		56	54
Freddie Mac Pool #ZA1922 5.00% 2/1/2026[1]		1	1
Freddie Mac Pool #ZS8950 5.00% 10/1/2029[1]		2	2
Freddie Mac Pool #A18781 5.00% 3/1/2034[1]		623	637
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		102	86
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		94	79
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		597	504
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		1	1
Freddie Mac Pool #760012 3.113% 4/1/2045[1,4]		39	38
Freddie Mac Pool #760013 3.208% 4/1/2045[1,4]		23	22
Freddie Mac Pool #760014 2.74% 8/1/2045[1,4]		335	324
Freddie Mac Pool #760015 2.561% 1/1/2047[1,4]		63	60
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		18	17
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		28	26
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		20	19
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		19	18
Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]		10	9
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		28	27
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		51	51
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		28	27
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		20	20
Freddie Mac Pool #RA1339 3.00% 9/1/2049[1,3]		1,531	1,360
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		19	18
Freddie Mac Pool #SD7512 3.00% 2/1/2050[1]		160	143
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		597	488
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		2	2
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		3	3
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		327	268
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		80	65
Freddie Mac Pool #SD7548 2.50% 11/1/2051[1]		1,100	947
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		68	58
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		396	338
Freddie Mac Pool #RA6598 3.50% 1/1/2052[1]		196	179
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		404	361
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1,3]		1,203	1,113
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		9	9
Freddie Mac Pool #SD1450 2.50% 3/1/2052[1]		3,355	2,879
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		325	289
Freddie Mac Pool #QE6097 2.50% 7/1/2052[1]		197	168
Freddie Mac Pool #SD8237 4.00% 8/1/2052[1]		1,523	1,430
Freddie Mac Pool #QE9057 4.00% 8/1/2052[1]		18	17
Freddie Mac Pool #SD8238 4.50% 8/1/2052[1]		10	10

246	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8244 4.00% 9/1/2052[1]	USD	651	$612
Freddie Mac Pool #QE9625 4.00% 9/1/2052[1]		23	21
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		715	706
Freddie Mac Pool #QF1464 4.00% 10/1/2052[1]		22	21
Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]		14	13
Freddie Mac Pool #SD8264 3.50% 11/1/2052[1]		1,232	1,121
Freddie Mac Pool #SD8273 3.50% 11/1/2052[1]		124	112
Freddie Mac Pool #QF3364 4.00% 11/1/2052[1]		35	33
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		407	400
Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]		920	944
Freddie Mac Pool #SD8275 4.50% 12/1/2052[1]		1,793	1,728
Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]		55	54
Freddie Mac Pool #SD8286 4.00% 1/1/2053[1]		210	197
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		132	130
Freddie Mac Pool #SD8282 6.50% 1/1/2053[1]		200	205
Freddie Mac, Series K152, Class A2, Multi Family, 3.80% 10/25/2032[1,4]		207	196
Freddie Mac, Series K152, Class A2, Multi Family, 3.78% 11/25/2032[1]		1,767	1,671
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,4]		134	126
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		101	91
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		209	194
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,4]		155	145
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		112	98
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		147	140
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		31	28
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		18	17
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		306	293
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		14	13
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		469	453
Government National Mortgage Assn. 2.00% 1/1/2053[1,5]		174	146
Government National Mortgage Assn. 2.50% 1/1/2053[1,5]		207	180
Government National Mortgage Assn. 3.00% 1/1/2053[1,5]		388	346
Government National Mortgage Assn. 3.50% 1/1/2053[1,5]		178	163
Government National Mortgage Assn. 5.00% 1/1/2053[1,5]		7,330	7,264
Government National Mortgage Assn. 5.50% 1/1/2053[1,5]		1,198	1,205
Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034[1]		693	678
Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/2038[1]		510	488
Government National Mortgage Assn. Pool #004410 4.00% 4/20/2039[1]		54	52
Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/2039[1]		526	502
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		81	86
Government National Mortgage Assn. Pool #004823 4.00% 10/20/2040[1]		83	79
Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041[1]		169	170
Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041[1]		12	12
Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041[1]		83	84
Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042[1]		131	119
Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042[1]		198	182
Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043[1]		90	84
Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044[1]		1,034	997
Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/2052[1]		800	777
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[1]		140	133
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[1]		1,852	1,798

American Funds Insurance Series	247

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[1]	USD	100	$97
Government National Mortgage Assn. Pool #AN1825 4.619% 6/20/2065[1]		195	192
Government National Mortgage Assn. Pool #AO0461 4.628% 8/20/2065[1]		65	64
Government National Mortgage Assn. Pool #AO0409 4.617% 12/20/2065[1]		128	126
Government National Mortgage Assn. Pool #AO0385 4.498% 1/20/2066[1]		519	510
Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066[1]		1	1
Uniform Mortgage-Backed Security 4.00% 1/1/2038[1,5]		125	122
Uniform Mortgage-Backed Security 2.00% 1/1/2053[1,5]		1,191	969
Uniform Mortgage-Backed Security 4.50% 1/1/2053[1,5]		1,882	1,812
Uniform Mortgage-Backed Security 5.50% 1/1/2053[1,5]		4,837	4,851
Uniform Mortgage-Backed Security 6.00% 1/1/2053[1,5]		1,958	1,988
Uniform Mortgage-Backed Security 6.50% 1/1/2053[1,5]		3,690	3,780
Uniform Mortgage-Backed Security 4.00% 2/1/2053[1,5]		130	122
Uniform Mortgage-Backed Security 6.00% 2/1/2053[1,5]		1,132	1,148
			68,880

Collateralized mortgage-backed obligations (privately originated) 1.79%
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[1,4,6]		74	72
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,4,6]		95	89
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,4,6]		306	291
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,4,6]		181	171
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,4,6]		87	74
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[1,4,6]		159	137
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,4,6]		28	24
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,4,6]		212	171
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[1,4,6]		175	169
Mill City Mortgage Trust, Series 15-1, Class M2, 3.616% 6/25/2056[1,4,6]		38	37
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,4,6]		138	111
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,4,6]		95	89
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,4,6]		100	97
Towd Point Mortgage Trust, Series 2015-4, Class M1, 3.75% 4/25/2055[1,4,6]		10	10
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,4,6]		41	41
Towd Point Mortgage Trust, Series 2017-5, Class A1, 4.989% 2/25/2057[1,4,6]		10	10
			1,593

Commercial mortgage-backed securities 1.05%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[1,4,6]		100	98
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[1,4,6]		100	99
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[1,4,6]		606	578
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[1,4,6]		164	158
			933

Total mortgage-backed obligations			71,406

U.S. Treasury bonds & notes 12.04%
U.S. Treasury inflation-protected securities 10.83%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[7]		714	713
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[7]		355	352
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[7]		522	516
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[3,7]		3,621	3,546
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[7]		2,024	1,970
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[7]		658	637
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[7]		107	104

248	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[7]	USD	65	$61
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[7]		1,202	1,067
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[7]		426	357
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[7]		385	322
			9,645

U.S. Treasury 1.21%
U.S. Treasury 0.875% 1/31/2024		10	9
U.S. Treasury 1.25% 8/15/2031		443	360
U.S. Treasury 1.875% 2/15/2032		10	8
U.S. Treasury 1.875% 2/15/2041[3]		690	489
U.S. Treasury 2.375% 2/15/2042		150	115
U.S. Treasury 3.25% 5/15/2042		60	53
U.S. Treasury 1.875% 11/15/2051		65	41
			1,075

Total U.S. Treasury bonds & notes			10,720

Asset-backed obligations 2.68%
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[1,4,6]		250	247
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[1,6]		54	50
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,6]		54	51
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A, 4.95% 10/15/2027[1]		540	545
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,6]		286	256
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[1,6]		67	66
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,6]		86	79
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,6]		116	101
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,6]		215	183
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]		193	171
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[1,4,6]		160	155
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]		530	449
Santander Drive Auto Receivables Trust, Series 2022-6, Class A2, 4.37% 5/15/2025[1]		35	35
			2,388

Total bonds, notes & other debt instruments (cost: $87,116,000)			84,514

Short-term securities 25.67%	Weighted average yield at acquisition
Commercial paper 14.04%
Chariot Funding, LLC 1/27/2023[6]	4.150%	2,000	1,993
Citigroup Global Markets, Inc. 2/21/2023[6]	4.580	2,000	1,987
Henkel of America, Inc. 2/1/2023[6]	4.300	2,000	1,992
Honeywell International, Inc. 2/1/2023[6]	4.100	2,000	1,992
Johnson & Johnson 1/30/2023[6]	4.190	1,000	996
Procter & Gamble Co. 2/9/2023[6]	4.300	500	498
Procter & Gamble Co. 2/10/2023[6]	4.250	1,500	1,492
Roche Holdings, Inc. 1/3/2023[6]	4.230	1,050	1,050
Starbird Funding Corp. 1/3/2023[6]	4.300	500	500
			12,500

American Funds Insurance Series	249

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes 11.63%
Federal Farm Credit Banks 1/12/2023	3.880%	USD	4,500	$4,495
Federal Home Loan Bank 1/11/2023	4.120		1,500	1,498
Federal Home Loan Bank 2/28/2023	4.350		1,500	1,490
Federal Home Loan Bank 3/3/2023	4.370		1,000	993
Federal Home Loan Bank 3/22/2023	4.440		1,000	990
Federal Home Loan Bank 3/24/2023	4.462		900	891
				10,357

Total short-term securities (cost: $22,859,000)				22,857
Total investment securities 120.58% (cost: $109,975,000)				107,371
Other assets less liabilities (20.58)%				(18,328)

Net assets 100.00%				$89,043

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
3 Month SOFR Futures	Short	12	June 2023	USD	(2,853)	$49
2 Year U.S. Treasury Note Futures	Short	5	March 2023		(1,025)	(1)
5 Year U.S. Treasury Note Futures	Long	144	March 2023		15,542	(19)
10 Year Ultra U.S. Treasury Note Futures	Long	47	March 2023		5,559	(60)
10 Year U.S. Treasury Note Futures	Long	5	March 2023		562	(3)
20 Year U.S. Treasury Bond Futures	Long	18	March 2023		2,256	(28)
30 Year Ultra U.S. Treasury Bond Futures	Long	12	March 2023		1,612	(13)
						$(75)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay						Upfront	Unrealized
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)	premium paid (000)	appreciation at 12/31/2022 (000)
3-month USD-LIBOR	Quarterly	0.81%	Semi-annual	7/28/2045	USD	1,800	$795	$5	$790

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $692,000, which represented .78% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,834,000, which represented 18.91% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.

250	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Key to abbreviations

Assn. = Association

CLO = Collateralized Loan Obligations

CME = CME Group

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	251

Ultra-Short Bond Fund

Investment portfolio December 31, 2022

Short-term securities 97.99%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 76.48%
British Columbia (Province of) 3/6/2023	4.470%	USD	7,400	$7,339
CAFCO, LLC 2/3/2023[1]	4.300		1,250	1,245
Caisse des Dépôts et Consignations 3/9/2023	4.490		12,000	11,899
Canadian Imperial Holdings, Inc. 1/9/2023	4.080		10,000	9,988
Chariot Funding, LLC 1/23/2023[1]	4.400		5,000	4,985
CHARTA, LLC 1/17/2023[1]	4.330		10,000	9,978
DBS Bank, Ltd. 3/14/2023[1]	4.548		10,000	9,906
DNB Bank ASA 3/13/2023[1]	4.535		13,000	12,885
Export Development Canada 2/6/2023	4.300		11,810	11,756
Fairway Finance Company, LLC 1/18/2023[1]	4.250		4,000	3,991
Gotham Funding Corp. 1/10/2023[1]	4.200		3,000	2,996
Gotham Funding Corp. 3/28/2023[1]	4.600		10,000	9,883
Johnson & Johnson 2/27/2023[1]	4.330		8,700	8,637
Johnson & Johnson 3/6/2023[1]	4.430		5,000	4,959
KfW 2/15/2023[1]	4.380		12,000	11,932
Komatsu Finance America, Inc. 1/13/2023[1]	4.330		5,000	4,992
Komatsu Finance America, Inc. 1/18/2023[1]	4.200		4,000	3,991
Liberty Street Funding, LLC 1/18/2023[1]	4.400		10,850	10,825
Linde, Inc. 1/5/2023	4.010		13,000	12,991
LMA-Americas, LLC 1/27/2023[1]	4.300		10,000	9,966
L’Oréal USA, Inc. 1/26/2023[1]	4.240		10,000	9,967
LVMH Moët Hennessy Louis Vuitton, Inc. 2/6/2023[1]	4.400		10,000	9,953
Manhattan Asset Funding Company, LLC 3/24/2023[1]	4.650		9,700	9,596
Mizuho Bank, Ltd. 1/31/2023[1]	4.405		12,000	11,954
Nestlé Finance International, Ltd. 1/19/2023[1]	4.280		6,000	5,986
NRW.Bank 3/8/2023[1]	4.450		8,250	8,181
Oesterreichische Kontrollbank 2/15/2023	4.390		13,000	12,926
Procter & Gamble Co. 2/10/2023[1]	4.250		13,050	12,984
Québec (Province of) 2/1/2023[1]	4.230		10,000	9,960
Siemens Capital Co., LLC 1/18/2023[1]	4.080		8,000	7,982
Stadshypotek AB Handelsbanken, Inc. 1/18/2023[1]	4.150		6,500	6,485
Starbird Funding Corp. 1/3/2023[1]	4.300		11,000	10,995
Sumitomo Mitsui Trust Bank, Ltd. 2/3/2023[1]	4.300		9,000	8,962
Sumitomo Mitsui Trust Bank, Ltd. 2/7/2023[1]	4.600		6,000	5,972
Toronto-Dominion Bank 1/20/2023[1]	4.300		10,000	9,975
TotalEnergies Capital Canada, Ltd. 1/3/2023[1]	4.280		13,000	12,994
Toyota Credit de Puerto Rico Corp. 1/17/2023	4.340		3,550	3,542
Toyota Industries Commercial Finance, Inc. 1/23/2023[1]	4.120		1,100	1,097
Toyota Industries Commercial Finance, Inc. 3/6/2023[1]	4.450		6,000	5,951
				330,606

Federal agency bills & notes 21.51%
Federal Home Loan Bank 2/1/2023	4.130		15,000	14,951
Federal Home Loan Bank 2/15/2023	4.300		4,800	4,775
Federal Home Loan Bank 2/17/2023	4.314		36,317	36,123
Federal Home Loan Bank 2/22/2023	4.357		23,290	23,149
Federal Home Loan Bank 3/3/2023	4.370		5,300	5,262
Federal Home Loan Bank 3/22/2023	4.440		6,000	5,942
Federal Home Loan Bank 3/24/2023	4.462		2,800	2,771
				92,973

Total short-term securities (cost: $423,636,000)				423,579
Total investment securities 97.99% (cost: $423,636,000)				423,579
Other assets less liabilities 2.01%				8,682

Net assets 100.00%				$432,261

252	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $260,165,000, which represented 60.19% of the net assets of the fund.

Key to abbreviations

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	253

U.S. Government Securities Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 93.28%	Principal amount (000)			Value (000)
Mortgage-backed obligations 48.21%
Federal agency mortgage-backed obligations 48.21%
Fannie Mae Pool #406607 6.50% 8/1/2024[1]	USD	10		$11
Fannie Mae Pool #735070 6.50% 10/1/2024[1]		1		1
Fannie Mae Pool #745316 6.50% 2/1/2026[1]		56		58
Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]		45		46
Fannie Mae Pool #695412 5.00% 6/1/2033[1]		1		1
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		6		6
Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]		666		642
Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]		1,376		1,326
Fannie Mae Pool #940890 6.50% 6/1/2037[1]		—	[2]	—	[2]
Fannie Mae Pool #256828 7.00% 7/1/2037[1]		3		3
Fannie Mae Pool #256860 6.50% 8/1/2037[1]		11		11
Fannie Mae Pool #888698 7.00% 10/1/2037[1]		13		14
Fannie Mae Pool #970343 6.00% 2/1/2038[1]		14		14
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		5		6
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		20		20
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		9		9
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		372		376
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		205		207
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		33		33
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		174		176
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		26		25
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		125		127
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		18		18
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		2,961		2,500
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		10		10
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		1,366		1,153
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		18		18
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		884		746
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		5		5
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		8		7
Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]		41		39
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		8		7
Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]		63		59
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		4,487		4,155
Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]		57		53
Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]		17		15
Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]		8		7
Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]		7		6
Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]		5		5
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		5		5
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		154		148
Fannie Mae Pool #BM3788 3.50% 3/1/2048[1]		3,243		3,018
Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]		43		40
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		79		75
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		106		102
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		31		30
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		20		20
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		1,170		1,084
Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]		436		408
Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]		113		105
Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]		582		545
Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]		326		304
Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]		3,675		3,277
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		926		798
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		604		514
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		195		168
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		228		187
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		926		757
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		11		9
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		6		5
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		5,752		5,108

254	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	USD	195	$167
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		702	596
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		51	41
Fannie Mae Pool #BU3058 2.50% 12/1/2051[1]		1,512	1,284
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		1,266	1,082
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		845	755
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		2,361	2,088
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		199	171
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		3,881	3,465
Fannie Mae Pool #CB3495 3.00% 5/1/2052[1]		5,807	5,103
Fannie Mae Pool #MA4600 3.50% 5/1/2052[1]		17,861	16,244
Fannie Mae Pool #CB3897 3.50% 6/1/2052[1]		17,000	15,465
Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]		3,250	3,052
Fannie Mae Pool #FS2159 5.00% 6/1/2052[1]		64	63
Fannie Mae Pool #BV2558 5.00% 6/1/2052[1]		62	61
Fannie Mae Pool #CB4159 4.00% 7/1/2052[1]		234	220
Fannie Mae Pool #MA4700 4.00% 8/1/2052[1]		6,346	5,959
Fannie Mae Pool #BV8024 4.00% 8/1/2052[1]		296	278
Fannie Mae Pool #BW9411 5.00% 8/1/2052[1]		926	914
Fannie Mae Pool #FS2489 5.00% 8/1/2052[1]		60	59
Fannie Mae Pool #MA4732 4.00% 9/1/2052[1]		2,012	1,890
Fannie Mae Pool #BW7326 4.00% 9/1/2052[1]		254	238
Fannie Mae Pool #BW9348 4.00% 9/1/2052[1]		219	206
Fannie Mae Pool #BW8103 4.00% 9/1/2052[1]		208	195
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		1,848	1,780
Fannie Mae Pool #BW6231 4.50% 9/1/2052[1]		223	215
Fannie Mae Pool #BW1201 5.00% 9/1/2052[1]		4,200	4,146
Fannie Mae Pool #BV0954 5.00% 9/1/2052[1]		1,797	1,774
Fannie Mae Pool #BW8088 5.00% 9/1/2052[1]		327	323
Fannie Mae Pool #BW8980 4.00% 10/1/2052[1]		821	771
Fannie Mae Pool #BW1210 4.00% 10/1/2052[1]		620	582
Fannie Mae Pool #BW7356 4.00% 10/1/2052[1]		516	484
Fannie Mae Pool #BX0509 4.00% 10/1/2052[1]		222	209
Fannie Mae Pool #MA4784 4.50% 10/1/2052[1]		5,035	4,851
Fannie Mae Pool #BW9458 4.50% 10/1/2052[1]		999	965
Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]		998	962
Fannie Mae Pool #BW8981 4.50% 10/1/2052[1]		995	958
Fannie Mae Pool #BW8996 4.50% 10/1/2052[1]		994	958
Fannie Mae Pool #CB4959 4.50% 10/1/2052[1]		993	956
Fannie Mae Pool #BX0902 5.00% 10/1/2052[1]		916	904
Fannie Mae Pool #CB5380 5.00% 10/1/2052[1]		478	472
Fannie Mae Pool #BX0892 5.00% 10/1/2052[1]		102	101
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		300	308
Fannie Mae Pool #MA4803 3.50% 11/1/2052[1]		612	557
Fannie Mae Pool #MA4804 4.00% 11/1/2052[1]		2,492	2,340
Fannie Mae Pool #BW1310 4.00% 11/1/2052[1]		232	218
Fannie Mae Pool #BX1766 5.00% 11/1/2052[1]		1,900	1,875
Fannie Mae Pool #MA4806 5.00% 11/1/2052[1]		1,313	1,296
Fannie Mae Pool #BX1761 5.00% 11/1/2052[1]		921	909
Fannie Mae Pool #BX1274 5.50% 11/1/2052[1]		165	166
Fannie Mae Pool #MA4852 6.50% 11/1/2052[1]		244	251
Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]		995	959
Fannie Mae Pool #BX1072 5.00% 12/1/2052[1]		1,943	1,918
Fannie Mae Pool #BX4020 5.00% 12/1/2052[1]		29	29
Fannie Mae Pool #MA4877 6.50% 12/1/2052[1]		39,345	40,362
Fannie Mae Pool #BX1071 6.50% 12/1/2052[1]		82	85
Fannie Mae Pool #MA4868 5.00% 1/1/2053[1]		1,457	1,438
Fannie Mae Pool #MA4894 6.00% 1/1/2053[1]		2,000	2,032
Fannie Mae Pool #MA4895 6.50% 1/1/2053[1]		8,828	9,056
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		1,429	1,252
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		459	448

American Funds Insurance Series	255

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,3]	USD	—	[2]	$—	[2]
Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/2023[1,3]		186		185
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[1,3]		368		361
Freddie Mac Pool #ZA2024 6.50% 9/1/2027[1]		2		2
Freddie Mac Pool #1H1354 4.336% 11/1/2036[1,3]		53		54
Freddie Mac Pool #C03518 5.00% 9/1/2040[1]		279		283
Freddie Mac Pool #G06459 5.00% 5/1/2041[1]		660		669
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		794		670
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		772		651
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		1,823		1,538
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		3		3
Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]		30		28
Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]		31		29
Freddie Mac Pool #Q23190 4.00% 11/1/2043[1]		145		140
Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]		208		194
Freddie Mac Pool #760014 2.74% 8/1/2045[1,3]		268		259
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		50		46
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		78		72
Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]		57		53
Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]		56		52
Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]		40		38
Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]		35		33
Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]		34		32
Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]		22		20
Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]		17		16
Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]		14		14
Freddie Mac Pool #G67711 4.00% 3/1/2048[1]		1,407		1,351
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		78		75
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		74		71
Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]		27		25
Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]		17		16
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		114		109
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		204		202
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		110		109
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		80		79
Freddie Mac Pool #ZT0522 4.50% 9/1/2048[1]		21		21
Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]		194		180
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		51		48
Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]		393		368
Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]		204		191
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		2,906		2,379
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		37		30
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		62		51
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		2,959		2,422
Freddie Mac Pool #SD0726 2.50% 10/1/2051[1]		14,344		12,316
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		488		400
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		531		456
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		333		285
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		3,397		3,035
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]		14,059		13,011
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		216		197
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		308		274
Freddie Mac Pool #8D0226 2.521% 5/1/2052[1,3]		513		462
Freddie Mac Pool #QE6097 2.50% 7/1/2052[1]		635		539
Freddie Mac Pool #SD8237 4.00% 8/1/2052[1]		4,913		4,613
Freddie Mac Pool #QE9057 4.00% 8/1/2052[1]		189		178
Freddie Mac Pool #QE6926 5.00% 8/1/2052[1]		862		851
Freddie Mac Pool #QE8282 5.00% 8/1/2052[1]		817		806
Freddie Mac Pool #QE8695 5.00% 8/1/2052[1]		59		58
Freddie Mac Pool #QE7647 5.00% 8/1/2052[1]		58		57

256	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD1496 5.00% 8/1/2052[1]	USD	54	$54
Freddie Mac Pool #SD8244 4.00% 9/1/2052[1]		3,275	3,076
Freddie Mac Pool #QE9625 4.00% 9/1/2052[1]		244	229
Freddie Mac Pool #QF0671 4.50% 9/1/2052[1]		503	485
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		11,870	11,717
Freddie Mac Pool #QF0311 5.00% 9/1/2052[1]		1,324	1,307
Freddie Mac Pool #QF0151 5.00% 9/1/2052[1]		799	789
Freddie Mac Pool #SD8246 5.00% 9/1/2052[1]		225	222
Freddie Mac Pool #QF0706 5.00% 9/1/2052[1]		64	64
Freddie Mac Pool #QF1464 4.00% 10/1/2052[1]		234	220
Freddie Mac Pool #QF2136 4.50% 10/1/2052[1]		999	962
Freddie Mac Pool #QF1431 4.50% 10/1/2052[1]		999	962
Freddie Mac Pool #QF1765 4.50% 10/1/2052[1]		995	958
Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]		743	716
Freddie Mac Pool #QF1305 5.00% 10/1/2052[1]		74	73
Freddie Mac Pool #SD1710 5.00% 10/1/2052[1]		26	26
Freddie Mac Pool #QF3364 4.00% 11/1/2052[1]		381	358
Freddie Mac Pool #QF2445 4.50% 11/1/2052[1]		4,769	4,595
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		1,272	1,249
Freddie Mac Pool #QF2560 4.50% 11/1/2052[1]		999	965
Freddie Mac Pool #QF2846 4.50% 11/1/2052[1]		998	961
Freddie Mac Pool #QF2936 4.50% 11/1/2052[1]		969	934
Freddie Mac Pool #QF2976 5.00% 11/1/2052[1]		81	80
Freddie Mac Pool #SD8275 4.50% 12/1/2052[1]		36,151	34,831
Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]		1,866	1,842
Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]		2,000	2,052
Freddie Mac Pool #SD8285 3.50% 1/1/2053[1]		346	314
Freddie Mac Pool #SD8286 4.00% 1/1/2053[1]		199	187
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		7,348	7,253
Freddie Mac Pool #SD8282 6.50% 1/1/2053[1]		10,431	10,701
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.547% 8/15/2023[1,3]		1	1
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2/25/2023[1]		134	133
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 8/25/2023[1,3]		2,526	2,502
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 9/25/2024[1]		1,363	1,328
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		4,525	4,234
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]		822	724
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		333	300
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		4,525	4,204
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		4,135	3,866
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		910	800
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]		1,311	1,197
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		509	484
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]		4,148	3,753
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 11/26/2057[1]		252	239
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[1]		763	689
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]		587	556
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		2,148	2,027

American Funds Insurance Series	257

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]	USD	731	$661
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		396	358
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]		1,819	1,687
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		4,262	4,070
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		18,482	17,646
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]		4,786	4,398
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]		1,377	1,231
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]		435	356
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		4,668	4,503
Government National Mortgage Assn. 2.00% 1/1/2053[1,4]		1,395	1,169
Government National Mortgage Assn. 2.50% 1/1/2053[1,4]		2,486	2,155
Government National Mortgage Assn. 3.00% 1/1/2053[1,4]		1,755	1,563
Government National Mortgage Assn. 3.50% 1/1/2053[1,4]		2,260	2,077
Government National Mortgage Assn. 5.00% 1/1/2053[1,4]		6,848	6,787
Government National Mortgage Assn. 5.50% 1/1/2053[1,4]		14,351	14,436
Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]		84	89
Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]		21	21
Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038[1]		164	176
Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038[1]		28	29
Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]		186	190
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		81	86
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]		2,598	2,758
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]		870	894
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]		570	562
Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042[1]		19	17
Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/2052[1]		675	656
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[1]		28,092	26,611
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[1]		32,820	31,874
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[1]		3,100	2,936
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[1]		13,100	12,722
Uniform Mortgage-Backed Security 2.00% 1/1/2038[1,4]		1,115	992
Uniform Mortgage-Backed Security 2.50% 1/1/2038[1,4]		2,275	2,082
Uniform Mortgage-Backed Security 4.00% 1/1/2038[1,4]		920	897
Uniform Mortgage-Backed Security 2.00% 1/1/2053[1,4]		14,849	12,086
Uniform Mortgage-Backed Security 4.50% 1/1/2053[1,4]		4,574	4,402
Uniform Mortgage-Backed Security 5.50% 1/1/2053[1,4]		53,779	53,928
Uniform Mortgage-Backed Security 6.00% 1/1/2053[1,4]		29,742	30,190
Uniform Mortgage-Backed Security 6.50% 1/1/2053[1,4]		81,263	83,237
Uniform Mortgage-Backed Security 4.00% 2/1/2053[1,4]		1,392	1,306
Uniform Mortgage-Backed Security 5.50% 2/1/2053[1,4]		31,200	31,271
Uniform Mortgage-Backed Security 6.00% 2/1/2053[1,4]		19,158	19,430
			723,593

U.S. Treasury bonds & notes 39.79%
U.S. Treasury inflation-protected securities 26.16%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[5]		21,974	21,933
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[5]		31,116	30,816
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[5]		21,857	21,606
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[5]		55,898	54,749
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[5]		14,570	14,179
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[5]		56,967	55,181
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[5]		26,585	25,622

258	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[5]	USD	8,421		$8,026
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[5]		57,803		55,543
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[5]		7,805		7,419
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[5]		3,380		3,245
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[5]		5,750		5,406
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[5]		34,217		32,092
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[5]		7,315		6,817
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[5]		12,137		12,122
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2030[5]		7,293		6,528
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[5]		6,877		6,102
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[5]		1,001		883
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[5]		4,412		3,860
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[5]		422		446
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[5]		8,558		7,171
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[5]		4,523		3,648
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[5]		4,914		4,114
U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050[5]		337		227
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[5]		6,032		3,891
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[5]		1,459		943
				392,569

U.S. Treasury 13.63%
U.S. Treasury 0.50% 11/30/2023		12,069		11,611
U.S. Treasury 2.125% 11/30/2023		—	[2]	—	[2]
U.S. Treasury 0.125% 12/15/2023		1,934		1,853
U.S. Treasury 2.25% 12/31/2023		1,332		1,300
U.S. Treasury 2.50% 1/31/2024		26,000		25,395
U.S. Treasury 1.50% 2/29/2024		369		356
U.S. Treasury 3.00% 7/31/2024		3,685		3,594
U.S. Treasury 2.75% 5/15/2025		7,459		7,193
U.S. Treasury 3.125% 8/15/2025		390		379
U.S. Treasury 3.50% 9/15/2025		28,000		27,447
U.S. Treasury 4.00% 12/15/2025		5,694		5,659
U.S. Treasury 2.625% 7/31/2029		19,809		18,245
U.S. Treasury 3.125% 8/31/2029		22,521		21,382
U.S. Treasury 3.875% 12/31/2029		2,905		2,885
U.S. Treasury 2.75% 8/15/2032		7,500		6,828
U.S. Treasury 1.125% 5/15/2040		7,000		4,393
U.S. Treasury 2.50% 2/15/2045		4,850		3,668
U.S. Treasury 2.50% 2/15/2046		3,900		2,931
U.S. Treasury 2.50% 5/15/2046		5,400		4,049
U.S. Treasury 2.875% 11/15/2046		2,700		2,174
U.S. Treasury 2.875% 5/15/2049		6,300		5,095
U.S. Treasury 2.25% 8/15/2049		1,635		1,157
U.S. Treasury 1.25% 5/15/2050[6]		19,460		10,527
U.S. Treasury 1.375% 8/15/2050		4,330		2,423
U.S. Treasury 1.625% 11/15/2050[6]		26,165		15,671
U.S. Treasury 1.875% 2/15/2051[6]		6,672		4,264
U.S. Treasury 2.00% 8/15/2051		5,546		3,650
U.S. Treasury 1.875% 11/15/2051		3,164		2,015
U.S. Treasury 2.875% 5/15/2052		350		282
U.S. Treasury 3.00% 8/15/2052		7,025		5,825
U.S. Treasury 4.00% 11/15/2052		2,290		2,302
				204,553

Total U.S. Treasury bonds & notes				597,122

American Funds Insurance Series	259

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes 5.28%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026	USD	308	$296
Fannie Mae 7.125% 1/15/2030		2,000	2,353
Federal Home Loan Bank 3.25% 11/16/2028		6,500	6,250
Federal Home Loan Bank 5.50% 7/15/2036		300	328
Private Export Funding Corp. 3.55% 1/15/2024		3,190	3,143
Private Export Funding Corp. 1.40% 7/15/2028		3,000	2,536
Tennessee Valley Authority 0.75% 5/15/2025		3,700	3,390
Tennessee Valley Authority 2.875% 2/1/2027		5,000	4,742
Tennessee Valley Authority 4.65% 6/15/2035		1,780	1,764
Tennessee Valley Authority 5.88% 4/1/2036		875	971
Tennessee Valley Authority, Series A, 4.625% 9/15/2060		250	232
TVA Southaven 3.846% 8/15/2033		887	820
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 9/18/2023		1,250	1,255
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025		14,779	14,231
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026		1,909	2,000
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 8/1/2023		1,500	1,481
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 8/1/2024		2,250	2,190
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025		2,640	2,532
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026		2,625	2,497
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027		11,482	10,812
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028		3,856	3,598
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029		2,650	2,450
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030		2,482	2,361
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031		2,475	2,350
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032		2,377	2,159
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033		2,059	1,866
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034		651	589
			79,196

Total bonds, notes & other debt instruments (cost: $1,480,306,000)			1,399,911

Short-term securities 21.20%	Weighted average yield at acquisition
Commercial paper 13.42%
CAFCO, LLC 2/3/2023[7]	4.300%	8,750	8,713
Chariot Funding, LLC 1/3/2023[7]	3.880	10,000	9,995
Chariot Funding, LLC 1/27/2023[7]	4.150	8,000	7,973
Chariot Funding, LLC 2/10/2023[7]	4.657	15,000	14,923
CHARTA, LLC 1/11/2023[7]	3.900	5,680	5,672
Citigroup Global Markets, Inc. 2/21/2023[7]	4.580	6,000	5,959
Coca-Cola Co. 2/21/2023[7]	4.200	15,000	14,903
Honeywell International, Inc. 2/1/2023[7]	4.100	3,000	2,988
Honeywell International, Inc. 2/21/2023[7]	4.310	15,300	15,201
Honeywell International, Inc. 2/27/2023[7]	4.300	6,050	6,006

260	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper (continued)
Johnson & Johnson 1/30/2023[7]	4.190%	USD9,000	$8,967
Johnson & Johnson 2/13/2023[7]	4.220	10,000	9,946
Linde, Inc. 2/6/2023	4.340	15,000	14,932
Paccar Financial Corp. 1/6/2023	4.110	20,000	19,983
Procter & Gamble Co. 2/9/2023[7]	4.300	14,500	14,428
Procter & Gamble Co. 2/10/2023[7]	4.250	18,500	18,406
Roche Holdings, Inc. 1/3/2023[7]	4.230	13,950	13,944
Starbird Funding Corp. 1/3/2023[7]	4.300	8,500	8,496
			201,435

Federal agency bills & notes 6.19%
Federal Farm Credit Banks 1/12/2023	3.880	5,500	5,494
Federal Home Loan Bank 1/3/2023	3.900	850	850
Federal Home Loan Bank 1/11/2023	4.005	20,700	20,680
Federal Home Loan Bank 2/8/2023	4.161	25,000	24,896
Federal Home Loan Bank 2/10/2023	4.215	6,750	6,720
Federal Home Loan Bank 2/22/2023	4.320	4,400	4,373
Federal Home Loan Bank 2/24/2023	4.297	10,000	9,936
Federal Home Loan Bank 3/3/2023	4.370	20,000	19,856
			92,805

U.S. Treasury bills 1.59%
U.S. Treasury 11/2/2023	4.527	24,780	23,854

Total short-term securities (cost: $318,108,000)			318,094
Total investment securities 114.48% (cost: $1,798,414,000)			1,718,005
Other assets less liabilities (14.48)%			(217,283)

Net assets 100.00%			$1,500,722

Futures contracts

					Value and
					unrealized
					appreciation
				Notional	(depreciation)
		Number of		amount	at 12/31/2022
Contracts	Type	contracts	Expiration	(000)	(000)
3 Month SOFR Futures	Short	270	June 2023	USD (64,183)	$920
90 Day Eurodollar Futures	Long	1,495	September 2023	354,782	(15,731)
90 Day Eurodollar Futures	Short	923	December 2023	(219,697)	8,805
90 Day Eurodollar Futures	Short	885	December 2024	(213,285)	4,539
2 Year U.S. Treasury Note Futures	Short	298	March 2023	(61,113)	148
5 Year U.S. Treasury Note Futures	Long	3,872	March 2023	417,904	(536)
10 Year U.S. Treasury Note Futures	Long	603	March 2023	67,715	(373)
10 Year Ultra U.S. Treasury Note Futures	Long	164	March 2023	19,398	(294)
20 Year U.S. Treasury Bond Futures	Long	447	March 2023	56,029	(765)
30 Year Ultra U.S. Treasury Bond Futures	Short	35	March 2023	(4,701)	111
					$(3,176)

American Funds Insurance Series	261

U.S. Government Securities Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Unrealized
							Upfront	appreciation
Receive		Pay			Notional	Value at	premium	(depreciation)
	Payment		Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD 30,500	$1,078	$—	$1,078
0.45801%	Annual	SOFR	Annual	10/26/2023	30,500	(1,081)	—	(1,081)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	119,400	(6,219)	—	(6,219)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	97,600	4,372	—	4,372
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	24,000	(426)	—	(426)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	3,697	(68)	—	(68)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	17,700	(330)	—	(330)
4.345%	Annual	U.S. EFFR	Annual	9/29/2024	19,000	(85)	—	(85)
4.197%	Annual	U.S. EFFR	Annual	9/30/2024	19,000	(131)	—	(131)
4.1735%	Annual	U.S. EFFR	Annual	9/30/2024	19,400	(142)	—	(142)
4.15%	Annual	U.S. EFFR	Annual	10/6/2024	19,300	(146)	—	(146)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	7,100	(2)	—	(2)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	8,800	(7)	—	(7)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	8,900	(2)	—	(2)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	10,600	(8)	—	(8)
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	20,100	1,938	—	1,938
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	20,100	1,938	—	1,938
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	22,492	2,187	—	2,187
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025	49,400	3,060	—	3,060
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	12,800	(616)	—	(616)
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028	12,200	(590)	—	(590)
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	49,000	9,477	—	9,477
0.913%	Semi-annual	3-month USD-LIBOR	Quarterly	6/9/2030	31,000	(5,918)	—	(5,918)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	15,500	3,075	—	3,075
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038	9,800	486	—	486
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038	7,800	375	—	375
0.833%	Semi-annual	3-month USD-LIBOR	Quarterly	4/3/2040	15,800	(5,952)	—	(5,952)
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050	5,110	2,464	—	2,464
SOFR	Annual	2.85282%	Annual	12/6/2052	540	38	—	38
SOFR	Annual	2.93542%	Annual	12/6/2052	550	31	—	31
						$8,796	$—	$8,796

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[4]	Purchased on a TBA basis.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,807,000, which represented .72% of the net assets of the fund.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,520,000, which represented 11.10% of the net assets of the fund.

Key to abbreviations

Assn. = Association

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

262	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2022

Growth funds 85.30%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	5,078,871	$387,467

Total growth funds (cost: $439,303,000)		387,467

Fixed income funds 7.53%
American Funds Insurance Series – The Bond Fund of America, Class 1	3,634,107	34,197

Total fixed income funds (cost: $35,683,000)		34,197

Short-term securities 2.48%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	11,266,894	11,267

Total short-term securities (cost: $11,267,000)		11,267

Options purchased 0.04%
Options purchased*		205

Total options purchased (cost: $1,216,000)		205
Total investment securities 95.35% (cost: $487,469,000)		433,136
Other assets less liabilities 4.65%		21,106

Net assets 100.00%		$454,242

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	35	USD	13,438	USD	2,600.00	3/17/2023	$13
S&P 500 Index	70		26,877		2,700.00	3/17/2023	29
S&P 500 Index	175		67,191		2,800.00	3/17/2023	87
S&P 500 Index	5		1,920		2,850.00	3/17/2023	2
S&P 500 Index	110		42,234		2,900.00	3/17/2023	74
							$205

American Funds Insurance Series	263

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	283	March 2023	USD	30,544	$(47)
Nikkei 225 Index Contracts	Short	3	March 2023		(590)	45
Japanese Yen Currency Contracts	Short	7	March 2023		(674)	(31)
FTSE 100 Index Contracts	Short	19	March 2023		(1,716)	(1)
British Pound Currency Contracts	Short	24	March 2023		(1,812)	47
Mini MSCI Emerging Market Index Contracts	Short	57	March 2023		(2,734)	42
Russell 2000 Mini Index Contracts	Short	66	March 2023		(5,844)	156
Euro Stoxx 50 Index Contracts	Short	314	March 2023		(12,714)	544
Euro Currency Contracts	Short	101	March 2023		(13,577)	(30)
S&P Mid 400 E-mini Index Contracts	Short	92	March 2023		(22,472)	455
S&P 500 E-mini Index Contracts	Short	1,194	March 2023		(230,502)	6,305
						$7,485

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 85.30%
American Funds Insurance Series – Growth Fund, Class 1	$504,914	$458,729	$366,785	$(17,443)	$(191,948)	$387,467	$2,476	$60,090
Fixed income funds 7.53%
American Funds Insurance Series – The Bond Fund of America, Class 1	59,236	70,113	86,469	(9,458)	775	34,197	1,344	443
Total 92.83%				$(26,901)	$(191,173)	$421,664	$3,820	$60,533

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

264	American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2022

Growth funds 84.51%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,952,007	$106,435

Total growth funds (cost: $119,403,000)		106,435

Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,331,210	12,527

Total fixed income funds (cost: $13,253,000)		12,527

Short-term securities 2.09%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	2,635,506	2,636

Total short-term securities (cost: $2,636,000)		2,636

Options purchased 0.14%
Options purchased*		169

Total options purchased (cost: $399,000)		169
Total investment securities 96.69% (cost: $135,691,000)		121,767
Other assets less liabilities 3.31%		4,167

Net assets 100.00%		$125,934

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
iShares MSCI EAFE ETF	50	USD	328	USD	47.00	3/17/2023	$—	[2]
iShares MSCI EAFE ETF	1,700		11,159		48.00	3/17/2023	13
iShares MSCI EAFE ETF	450		2,954		55.00	3/17/2023	11
iShares MSCI EAFE ETF	1,375		9,025		43.00	6/16/2023	34
iShares MSCI EAFE ETF	350		2,297		45.00	6/16/2023	15
iShares MSCI EAFE ETF	200		1,313		46.00	6/16/2023	9
iShares MSCI EAFE ETF	1,700		11,159		50.00	6/16/2023	87

							$169

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	75	March 2023	USD	8,095	$(13)
S&P 500 E-mini Index Contracts	Short	66	March 2023		(12,742)	351
Mini MSCI Emerging Market Index Contracts	Short	394	March 2023		(18,900)	245
MSCI EAFE Index Contracts	Short	279	March 2023		(27,194)	428
						$1,011

American Funds Insurance Series	265

Managed Risk International Fund (continued)

Investments in affiliates3

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.51%
American Funds Insurance Series – International Fund, Class 1	$136,987	$107,662	$92,768	$(7,315)	$(38,131)	$106,435	$2,273	$16,110
Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	16,071	14,150	15,224	(2,409)	(61)	12,527	427	160
Total 94.46%				$(9,724)	$(38,192)	$118,962	$2,700	$16,270

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Amount less than one thousand.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

266	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Growth-and-income funds 84.89%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	21,639,334	$274,603

Total growth-and-income funds (cost: $299,529,000)		274,603

Fixed income funds 9.99%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,235,124	32,319

Total fixed income funds (cost: $34,728,000)		32,319

Short-term securities 2.32%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	7,500,680	7,501

Total short-term securities (cost: $7,501,000)		7,501

Options purchased 0.09%
Options purchased*		274

Total options purchased (cost: $1,254,000)		274
Total investment securities 97.29% (cost: $343,012,000)		314,697
Other assets less liabilities 2.71%		8,775

Net assets 100.00%		$323,472

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	15	USD	5,759	USD	2,500.00	3/17/2023	$4
S&P 500 Index	15		5,759		2,600.00	3/17/2023	6
S&P 500 Index	80		30,716		2,700.00	3/17/2023	33
S&P 500 Index	130		49,913		2,800.00	3/17/2023	65
S&P 500 Index	45		17,278		2,850.00	3/17/2023	24
S&P 500 Index	105		40,315		2,900.00	3/17/2023	70
S&P 500 Index	30		11,519		2,825.00	6/16/2023	72
							$274

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	146	March 2023	USD	15,758	$(81)
Russell 2000 Mini Index Contracts	Short	1	March 2023		(89)	3
S&P Mid 400 E-mini Index Contracts	Short	7	March 2023		(1,710)	31
Euro Stoxx 50 Index Contracts	Short	47	March 2023		(1,903)	70
Euro Currency Contracts	Short	15	March 2023		(2,016)	(5)
FTSE 100 Index Contracts	Short	31	March 2023		(2,799)	(5)

American Funds Insurance Series	267

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
British Pound Currency Contracts	Short	38	March 2023	USD	(2,870)	$68
S&P 500 E-mini Index Contracts	Short	563	March 2023		(108,687)	2,521
						$2,602

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 84.89%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$315,947	$235,449	$186,345	$38,519	$(128,967)	$274,603	$5,946	$61,850
Fixed income funds 9.99%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	37,066	33,763	33,365	(5,847)	702	32,319	1,347	—
Total 94.88%				$32,672	$(128,265)	$306,922	$7,293	$61,850

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

268	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2022

Growth-and-income funds 79.84%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	33,417,153	$1,677,875

Total growth-and-income funds (cost: $1,757,211,000)		1,677,875

Fixed income funds 14.97%
American Funds Insurance Series – The Bond Fund of America, Class 1	33,434,013	314,614

Total fixed income funds (cost: $348,317,000)		314,614

Short-term securities 2.25%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	47,304,896	47,305

Total short-term securities (cost: $47,305,000)		47,305

Options purchased 0.12%
Options purchased*		2,485

Total options purchased (cost: $13,461,000)		2,485
Total investment securities 97.18% (cost: $2,166,294,000)		2,042,279
Other assets less liabilities 2.82%		59,165

Net assets 100.00%		$2,101,444

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	420	USD	161,259	USD	2,700.00	3/17/2023	$172
S&P 500 Index	1,500		575,925		2,800.00	3/17/2023	750
S&P 500 Index	1,575		604,721		2,850.00	3/17/2023	838
S&P 500 Index	1,080		414,666		2,900.00	3/17/2023	725
							$2,485

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,001	March 2023	USD	108,038	$(177)
Nikkei 225 Index Contracts	Short	1	March 2023		(197)	3
Japanese Yen Currency Contracts	Short	3	March 2023		(289)	(4)
Russell 2000 Mini Index Contracts	Short	52	March 2023		(4,604)	100
Mini MSCI Emerging Market Index Contracts	Short	230	March 2023		(11,033)	137
FTSE 100 Index Contracts	Short	189	March 2023		(17,066)	(33)
British Pound Currency Contracts	Short	235	March 2023		(17,748)	433
Euro Stoxx 50 Index Contracts	Short	579	March 2023		(23,445)	892
Euro Currency Contracts	Short	187	March 2023		(25,138)	(70)

American Funds Insurance Series	269

Managed Risk Growth-Income Fund (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
S&P Mid 400 E-mini Index Contracts	Short	210	March 2023	USD(51,295)	$773
S&P 500 E-mini Index Contracts	Short	3,266	March 2023	(630,501)	14,597
					$16,651

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.84%
American Funds Insurance Series –Growth-Income Fund, Class 1	$2,125,192	$1,251,540	$1,173,057	$198,223	$(724,023)	$1,677,875	$26,763	$175,737
Fixed income funds 14.97%
American Funds Insurance Series –The Bond Fund of America, Class 1	398,789	234,510	257,964	(41,426)	(19,295)	314,614	10,505	3,897
Total 94.81%				$156,797	$(743,318)	$1,992,489	$37,268	$179,634

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

270	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2022

Asset allocation funds 95.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	93,886,027	$2,084,270

Total asset allocation funds (cost: $2,174,894,000)		2,084,270

Short-term securities 3.19%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	69,776,962	69,777

Total short-term securities (cost: $69,777,000)		69,777

Options purchased 0.02%

Options purchased*		383

Total options purchased (cost: $1,887,000)		383
Total investment securities 98.40% (cost: $2,246,558,000)		2,154,430
Other assets less liabilities 1.60%		35,042

Net assets 100.00%		$2,189,472

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	410	USD	157,419	USD	2,850.00	3/17/2023	$218
S&P 500 Index	245		94,068		2,900.00	3/17/2023	165
							$383

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,028	March 2023	USD110,952	$(162)
Mini MSCI Emerging Market Index Contracts	Short	166	March 2023	(7,963)	100
FTSE 100 Index Contracts	Short	89	March 2023	(8,036)	(18)
Russell 2000 Mini Index Contracts	Short	93	March 2023	(8,235)	157
British Pound Currency Contracts	Short	110	March 2023	(8,308)	196
Euro Stoxx 50 Index Contracts	Short	399	March 2023	(16,156)	623
Euro Currency Contracts	Short	124	March 2023	(16,669)	(47)
S&P Mid 400 E-mini Index Contracts	Short	183	March 2023	(44,700)	548
S&P 500 E-mini Index Contracts	Short	2,599	March 2023	(501,737)	12,185
					$13,582

American Funds Insurance Series	271

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates2

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.19%
American Funds Insurance Series –Asset Allocation Fund, Class 1	$2,678,055	$1,104,342	$1,086,607	$55,156	$(666,676)	$2,084,270	$46,591	$231,217

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

272	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2022	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund		International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,783,505	$2,874,530		$29,811,816		$6,445,629	$2,920,136
Affiliated issuers	164,535	134,983		1,166,965		306,445	167,414
Cash	695	32		1,221		1,055	671
Cash collateral received for securities on loan	—	5,872		5,587		161	32
Cash collateral pledged for futures contracts	—	—		—		—	161
Cash collateral pledged for swap contracts	—	—		—		—	—
Cash denominated in currencies other than U.S. dollars	6,010	86		1,197		1,640	929
Unrealized appreciation on open forward currency contracts	—	—		—		—	—	*
Unrealized appreciation on unfunded commitments	—	—		—		—	—
Receivables for:
Sales of investments	9,427	47		4,581		1,634	4,534
Sales of fund’s shares	1,203	347		53,171		1,486	1,478
Dividends and interest	5,076	2,430		18,226		14,915	5,113
Variation margin on futures contracts	—	—		—		—	27
Variation margin on centrally cleared swap contracts	—	—		—		—	—	*
Securities lending income	7	270		48		17	42
Currency translations	961	—		—		47	90
Other	—	—	*	—	*	—	—
	6,971,419	3,018,597		31,062,812		6,773,029	3,100,627
Liabilities:
Collateral for securities on loan	—	58,725		55,867		1,607	327
Unrealized depreciation on open forward currency contracts	—	—		—		—	50
Unrealized depreciation on unfunded commitments	—	—		—		—	—
Payables for:
Purchases of investments	3,893	1,234		69,568		2,056	2,377
Repurchases of fund’s shares	23,378	5,067		24,857		18,617	2,624
Investment advisory services	2,202	1,519		8,498		2,792	1,351
Insurance administrative fees	361	162		1,629		235	448
Services provided by related parties	1,005	515		4,478		946	393
Trustees’ deferred compensation	85	56		478		174	41
Variation margin on futures contracts	—	—		—		—	41
Variation margin on centrally cleared swap contracts	—	—		—		—	—	*
Non-U.S. taxes	4,611	8,270		886		26,641	8,988
Other	230	146		203		380	203
	35,765	75,694		166,464		53,448	16,843
Net assets at December 31, 2022	$6,935,654	$2,942,903		$30,896,348		$6,719,581	$3,083,784

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,528,931	$2,581,405		$20,120,055		$6,463,732	$2,578,375
Total distributable earnings (accumulated loss)	2,406,723	361,498		10,776,293		255,849	505,409
Net assets at December 31, 2022	$6,935,654	$2,942,903		$30,896,348		$6,719,581	$3,083,784

Investment securities on loan, at value	$—	$59,781		$54,504		$1,530	$311
Investment securities, at cost
Unaffiliated issuers	4,940,295	2,530,368		20,939,019		5,790,481	2,388,619
Affiliated issuers	164,509	133,831		1,166,747		306,396	167,393
Cash denominated in currencies other than U.S. dollars, at cost	6,096	85		1,195		1,614	939

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	273

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Assets:
Investment securities, at value:
Unaffiliated issuers	$9,042,759	$1,728,292	$30,635,898	$293,962	$1,065,349
Affiliated issuers	391,007	804	2,605,421	5,492	107,723
Cash	2,877	739	2,141	75	826
Cash collateral received for securities on loan	1,290	648	24,869	96	655
Cash collateral pledged for futures contracts	—	—	—	—	—
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	1,728	844	556	753
Unrealized appreciation on open forward currency contracts	—	—	—	5	—
Unrealized appreciation on unfunded commitments	—	—	—	—	—
Receivables for:
Sales of investments	19,678	4,368	3,486	1,304	17,973
Sales of fund’s shares	1,698	332	11,206	54	475
Dividends and interest	11,258	1,617	53,240	1,606	3,711
Variation margin on futures contracts	—	—	—	—	2
Variation margin on centrally cleared swap contracts	—	—	—	—	22
Securities lending income	7	5	71	3	4
Currency translations	3	252	—	75	101
Other	—	—	—	—	—
	9,470,577	1,738,785	33,337,176	303,228	1,197,594
Liabilities:
Collateral for securities on loan	12,908	6,480	248,693	962	6,553
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—	—	—
Payables for:
Purchases of investments	2,823	1,089	28,952	197	49,380
Repurchases of fund’s shares	7,197	4,367	62,689	744	1,446
Investment advisory services	1,903	544	7,284	121	211
Insurance administrative fees	706	118	1,021	74	328
Services provided by related parties	1,072	299	3,696	69	143
Trustees’ deferred compensation	99	25	530	14	7
Variation margin on futures contracts	—	—	—	—	95
Variation margin on centrally cleared swap contracts	—	—	—	—	25
Non-U.S. taxes	159	410	1,143	35	320
Other	10	55	201	15	20
	26,877	13,387	354,209	2,231	58,528
Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066

Net assets consist of:
Capital paid in on shares of beneficial interest	$7,625,116	$1,532,409	$20,816,349	$322,284	$1,032,534
Total distributable earnings (accumulated loss)	1,818,584	192,989	12,166,618	(21,287)	106,532
Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066

Investment securities on loan, at value	$12,432	$6,155	$240,456	$1,435	$6,251
Investment securities, at cost
Unaffiliated issuers	7,334,340	1,456,490	20,399,086	290,864	933,032
Affiliated issuers	390,957	804	2,605,095	5,489	113,396
Cash denominated in currencies other than U.S. dollars, at cost	—	1,754	847	564	763

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

274	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund†	The Bond Fund of America		Capital World Bond Fund	American High-Income Trust
Assets:
Investment securities, at value:
Unaffiliated issuers	$22,298,926	$355,901	$9,747,773		$1,438,501	$778,564
Affiliated issuers	3,019,460	9,460	1,425,720		48,843	38,565
Cash	4,463	142	3,761		431	1,024
Cash collateral received for securities on loan	5,690	—	—		—	—
Cash collateral pledged for futures contracts	—	—	—		—	99
Cash collateral pledged for swap contracts	—	—	—		—	517
Cash denominated in currencies other than U.S. dollars	592	86	—	*	732	5
Unrealized appreciation on open forward currency contracts	—	686	3,821		7,008	—
Unrealized appreciation on unfunded commitments	—	—	—		12	572
Receivables for:
Sales of investments	139,321	2,041	780,689		21	1,605
Sales of fund’s shares	1,899	327	10,460		165	585
Dividends and interest	74,681	1,624	71,420		10,334	13,187
Variation margin on futures contracts	194	29	494		326	2
Variation margin on centrally cleared swap contracts	11	16	345		149	3
Securities lending income	88	—	—		—	—
Currency translations	79	18	70		429	—
Other	—	—	—		—	3
	25,545,404	370,330	12,044,553		1,506,951	834,731
Liabilities:
Collateral for securities on loan	56,897	—	—		—	—
Unrealized depreciation on open forward currency contracts	—	150	174		2,455	—
Unrealized depreciation on unfunded commitments	9	—	—		1	3
Payables for:
Purchases of investments	647,278	1,470	1,812,910		19,999	2,546
Repurchases of fund’s shares	24,374	477	4,453		677	164
Investment advisory services	5,696	137	1,428		550	190
Insurance administrative fees	3,321	69	614		33	49
Services provided by related parties	2,697	66	1,048		217	153
Trustees’ deferred compensation	304	4	124		26	32
Variation margin on futures contracts	630	55	2,321		722	6
Variation margin on centrally cleared swap contracts	13	23	394		222	2
Non-U.S. taxes	3,511	100	5		51	—
Other	100	19	—	*	104	32
	744,830	2,570	1,823,471		25,057	3,177
Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082		$1,481,894	$831,554

Net assets consist of:
Capital paid in on shares of beneficial interest	$19,598,942	$316,997	$11,855,514		$1,808,688	$1,203,258
Total distributable earnings (accumulated loss)	5,201,632	50,763	(1,634,432)		(326,794)	(371,704)
Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082		$1,481,894	$831,554

Investment securities on loan, at value	$67,688	$—	$—		$—	$—
Investment securities, at cost
Unaffiliated issuers	17,788,591	350,438	10,540,249		1,615,990	860,644
Affiliated issuers	3,328,159	9,409	1,425,521		47,246	38,557
Cash denominated in currencies other than U.S. dollars, at cost	594	86	—	*	728	5

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	275

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	American Funds Mortgage Fund		Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$107,371		$423,579	$1,718,005	$11,472	$2,805
Affiliated issuers	—		—	—	421,664	118,962
Cash	2,692		9,083	40,936	—	—
Cash collateral received for securities on loan	—		—	—	—	—
Cash collateral pledged for futures contracts	—		—	—	15,705	2,698
Cash collateral pledged for swap contracts	—		—	—	—	—
Cash denominated in currencies other than U.S. dollars	—		—	—	—	—
Unrealized appreciation on open forward currency contracts	—		—	—	—	—
Unrealized appreciation on unfunded commitments	—		—	—	—	—
Receivables for:
Sales of investments	9,780		—	134,003	6,691	1,022
Sales of fund’s shares	42		322	2,930	237	18
Dividends and interest	261		29	5,528	57	13
Variation margin on futures contracts	2		—	185	1,011	602
Variation margin on centrally cleared swap contracts	5		—	385	—	—
Securities lending income	—		—	—	—	—
Currency translations	—		—	—	—	—
Other	1		—	—	—	—
	120,154		433,013	1,901,972	456,837	126,120
Liabilities:
Collateral for securities on loan	—		—	—	—	—
Unrealized depreciation on open forward currency contracts	—		—	—	—	—
Unrealized depreciation on unfunded commitments	—		—	—	—	—
Payables for:
Purchases of investments	31,002		—	398,190	2,108	19
Repurchases of fund’s shares	22		504	1,200	4	43
Investment advisory services	13		95	226	39	11
Insurance administrative fees	25		50	119	287	80
Services provided by related parties	21		92	310	93	26
Trustees’ deferred compensation	3		11	44	3	1
Variation margin on futures contracts	25		—	744	61	6
Variation margin on centrally cleared swap contracts	—	*	—	415	—	—
Non-U.S. taxes	—		—	—	—	—
Other	—	*	—	2	—	—
	31,111		752	401,250	2,595	186
Net assets at December 31, 2022	$89,043		$432,261	$1,500,722	$454,242	$125,934

Net assets consist of:
Capital paid in on shares of beneficial interest	$99,881		$429,623	$1,743,160	$471,757	$148,875
Total distributable earnings (accumulated loss)	(10,838)		2,638	(242,438)	(17,515)	(22,941)
Net assets at December 31, 2022	$89,043		$432,261	$1,500,722	$454,242	$125,934

Investment securities on loan, at value	$—		$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	109,975		423,636	1,798,414	12,483	3,035
Affiliated issuers	—		—	—	474,986	132,656
Cash denominated in currencies other than U.S. dollars, at cost	—		—	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

276	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$7,775	$49,790	$70,160
Affiliated issuers	306,922	1,992,489	2,084,270
Cash	—	—	—
Cash collateral received for securities on loan	—	—	—
Cash collateral pledged for futures contracts	6,746	43,741	34,859
Cash collateral pledged for swap contracts	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—
Unrealized appreciation on unfunded commitments	—	—	—
Receivables for:
Sales of investments	2,029	13,902	1,056
Sales of fund’s shares	72	11,603	104
Dividends and interest	36	229	280
Variation margin on futures contracts	363	2,759	2,144
Variation margin on centrally cleared swap contracts	—	—	—
Securities lending income	—	—	—
Currency translations	—	—	—
Other	—	—	—
	323,943	2,114,513	2,192,873
Liabilities:
Collateral for securities on loan	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—
Payables for:
Purchases of investments	63	10,953	—
Repurchases of fund’s shares	92	420	1,215
Investment advisory services	28	179	188
Insurance administrative fees	201	1,304	1,381
Services provided by related parties	67	56	465
Trustees’ deferred compensation	3	14	29
Variation margin on futures contracts	17	143	123
Variation margin on centrally cleared swap contracts	—	—	—
Non-U.S. taxes	—	—	—
Other	—	—	—
	471	13,069	3,401
Net assets at December 31, 2022	$323,472	$2,101,444	$2,189,472

Net assets consist of:
Capital paid in on shares of beneficial interest	$321,451	$1,965,919	$2,033,928
Total distributable earnings (accumulated loss)	2,021	135,525	155,544
Net assets at December 31, 2022	$323,472	$2,101,444	$2,189,472

Investment securities on loan, at value	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	8,755	60,766	71,664
Affiliated issuers	334,257	2,105,528	2,174,894
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	277

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$3,104,085	$915,430	$13,660,417	$3,157,234	$1,610,310
	Shares outstanding	102,854	56,436	179,057	206,282	72,225
	Net asset value per share	$30.18	$16.22	$76.29	$15.31	$22.30
Class 1A:	Net assets	$14,317	$4,256	$187,432	$10,423	$8,868
	Shares outstanding	477	266	2,479	685	399
	Net asset value per share	$30.04	$16.00	$75.61	$15.23	$22.19
Class 2:	Net assets	$3,233,725	$1,762,209	$14,451,475	$3,163,979	$763,546
	Shares outstanding	108,539	115,167	191,651	207,745	34,672
	Net asset value per share	$29.79	$15.30	$75.41	$15.23	$22.02
Class 3:	Net assets			$187,905	$15,480
	Shares outstanding	Not applicable	Not applicable	2,438	1,008	Not applicable
	Net asset value per share			$77.09	$15.35
Class 4:	Net assets	$583,527	$261,008	$2,409,119	$372,465	$701,060
	Shares outstanding	19,774	17,087	32,713	24,843	32,104
	Net asset value per share	$29.51	$15.28	$73.64	$14.99	$21.84

		Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$5,506,834	$548,491	$19,692,010	$13,396	$586,560
	Shares outstanding	433,800	46,994	392,155	1,499	53,377
	Net asset value per share	$12.69	$11.67	$50.21	$8.94	$10.99
Class 1A:	Net assets	$64,036	$5,749	$28,316	$4,894	$9,764
	Shares outstanding	5,079	496	567	562	890
	Net asset value per share	$12.61	$11.61	$49.93	$8.70	$10.98
Class 2:	Net assets	$2,775,107	$982,987	$11,507,731	$162,036	$13,016
	Shares outstanding	222,723	84,464	232,660	18,628	1,185
	Net asset value per share	$12.46	$11.64	$49.46	$8.70	$10.98
Class 3:	Net assets			$124,729
	Shares outstanding	Not applicable	Not applicable	2,478	Not applicable	Not applicable
	Net asset value per share			$50.33
Class 4:	Net assets	$1,097,723	$188,171	$1,630,181	$120,671	$529,726
	Shares outstanding	88,991	16,576	33,460	14,090	48,314
	Net asset value per share	$12.34	$11.35	$48.72	$8.56	$10.96

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

278	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	American Funds Global Balanced Fund†	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$15,137,832	$96,407	$6,369,876	$663,191	$223,824
	Shares outstanding	681,900	7,682	676,909	69,436	26,230
	Net asset value per share	$22.20	$12.55	$9.41	$9.55	$8.53
Class 1A:	Net assets	$26,595	$2,555	$220,548	$1,344	$1,263
	Shares outstanding	1,203	204	23,592	141	148
	Net asset value per share	$22.10	$12.49	$9.35	$9.50	$8.51
Class 2:	Net assets	$4,227,802	$157,808	$2,843,749	$764,813	$521,241
	Shares outstanding	192,995	12,632	306,636	80,914	62,452
	Net asset value per share	$21.91	$12.49	$9.27	$9.45	$8.35
Class 3:	Net assets	$28,209				$8,471
	Shares outstanding	1,269	Not applicable	Not applicable	Not applicable	987
	Net asset value per share	$22.23				$8.58
Class 4:	Net assets	$5,380,136	$110,990	$786,909	$52,546	$76,755
	Shares outstanding	247,415	9,009	85,213	5,633	8,291
	Net asset value per share	$21.75	$12.32	$9.23	$9.33	$9.26

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$993	$50,347	$241,681
	Shares outstanding	105	4,436	24,189	Not applicable	Not applicable
	Net asset value per share	$9.45	$11.35	$9.99
Class 1A:	Net assets	$1,656	$10	$3,952
	Shares outstanding	177	1	397	Not applicable	Not applicable
	Net asset value per share	$9.34	$11.35	$9.96
Class 2:	Net assets	$46,324	$297,253	$1,058,577
	Shares outstanding	4,951	27,031	107,285	Not applicable	Not applicable
	Net asset value per share	$9.36	$11.00	$9.87
Class 3:	Net assets		$4,328	$6,507
	Shares outstanding	Not applicable	389	649	Not applicable	Not applicable
	Net asset value per share		$11.14	$10.02
Class 4:	Net assets	$40,070	$80,323	$190,005
	Shares outstanding	4,334	7,267	19,274	Not applicable	Not applicable
	Net asset value per share	$9.25	$11.05	$9.86
Class P1:	Net assets				$9,249	$1,762
	Shares outstanding	Not applicable	Not applicable	Not applicable	813	205
	Net asset value per share				$11.37	$8.61
Class P2:	Net assets				$444,993	$124,172
	Shares outstanding	Not applicable	Not applicable	Not applicable	39,434	14,470
	Net asset value per share				$11.28	$8.58

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	279

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$2,748	$1,833,437	$7,152
	Shares outstanding	244	146,536	575
	Net asset value per share	$11.24	$12.51	$12.43
Class P2:	Net assets	$320,724	$268,007	$2,182,320
	Shares outstanding	28,686	21,540	180,515
	Net asset value per share	$11.18	$12.44	$12.09

*	Amount less than one thousand.
†	Formerly Global Balanced Fund.

Refer to the notes to financial statements.

280	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$99,453	$23,688	$315,299	$164,844	$57,252
Affiliated issuers	9,353	3,871	22,361	9,392	4,331
	108,806	27,559	337,660	174,236	61,583
Interest from unaffiliated issuers	53	25	1,956	2	7,384
European Union withholding tax reclaims	782	264	818	5,544	358
Interest from European Union withholding tax reclaims	71	3	22	920	14
Securities lending income (net of fees)	178	2,281	1,158	1,331	338
	109,890	30,132	341,614	182,033	69,677
Fees and expenses[1]:
Investment advisory services	36,131	21,657	109,146	35,444	21,012
Distribution services	10,254	5,525	48,823	9,585	3,999
Insurance administrative services	1,537	699	6,939	1,008	1,923
Transfer agent services	1	— [2]	6	1	1
Administrative services	2,236	973	10,468	2,191	1,018
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	77	41	299	90	34
Registration statement and prospectus	27	14	136	54	14
Trustees’ compensation	10	5	45	10	5
Auditing and legal	79	92	105	90	109
Custodian	868	430	384	1,246	758
Other	8	51	24	8	51
Total fees and expenses before waivers/reimbursement	51,228	29,487	176,375	49,727	28,924
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	5,162	1,011	1	—	3,759
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	5,162	1,011	1	—	3,759
Total fees and expenses after waivers/reimbursement	46,066	28,476	176,374	49,727	25,165
Net investment income	63,824	1,656	165,240	132,306	44,512
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	555,056	25,932	1,853,746	(374,601)	(3,895)
Affiliated issuers	(71)	(30)	(325)	(112)	(44)
Futures contracts	—	—	—	—	100
Forward currency contracts	—	—	—	—	379
Swap contracts	—	—	—	—	(2)
Currency transactions	(1,864)	50	654	(3,241)	72
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	553,121	25,952	1,854,075	(377,954)	(3,390)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(2,977,320)	(1,267,074)	(15,238,570)	(1,582,438)	(968,542)
Affiliated issuers	(19)	(25,285)	22	(57)	5
Futures contracts	—	—	—	—	129
Forward currency contracts	—	—	—	—	(30)
Swap contracts	—	—	—	—	2
Currency translations	395	(145)	(48)	(351)	(1,943)
	(2,976,944)	(1,292,504)	(15,238,596)	(1,582,846)	(970,379)
Net realized gain (loss) and unrealized depreciation	(2,423,823)	(1,266,552)	(13,384,521)	(1,960,800)	(973,769)
Net (decrease) increase in net assets resulting from operations	$(2,359,999)	$(1,264,896)	$(13,219,281)	$(1,828,494)	$(929,257)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	281

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$229,615	$49,442	$601,261	$11,087	$32,630
Affiliated issuers	6,762	1,469	40,278	302	2,614
	236,377	50,911	641,539	11,389	35,244
Interest from unaffiliated issuers	1	480	1,322	—	4,766
European Union withholding tax reclaims	—	—	3,119	995	103
Interest from European Union withholding tax reclaims	—	—	292	35	—
Securities lending income (net of fees)	293	147	836	29	65
	236,671	51,538	647,108	12,448	40,178
Fees and expenses[1]:
Investment advisory services	37,368	9,637	89,899	1,720	4,443
Distribution services	10,015	3,172	35,861	726	1,368
Insurance administrative services	2,882	499	4,286	306	1,362
Transfer agent services	2	— [2]	6	— [2]	— [2]
Administrative services	2,969	558	10,612	93	337
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	65	23	285	9	10
Registration statement and prospectus	29	5	109	5	3
Trustees’ compensation	11	2	42	1	1
Auditing and legal	52	69	102	82	70
Custodian	275	259	469	20	101
Other	5	6	23	22	1
Total fees and expenses before waivers/reimbursement	53,673	14,230	141,694	2,984	7,696
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	14,561	2,866	—	295	1,989
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	14,561	2,866	—	295	1,989
Total fees and expenses after waivers/reimbursement	39,112	11,364	141,694	2,689	5,707
Net investment income	197,559	40,174	505,414	9,759	34,471
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	73,904	(82,354)	1,822,012	(25,009)	(1,384)
Affiliated issuers	(71)	8	(316)	(4)	(691)
Futures contracts	—	—	—	—	(7,468)
Forward currency contracts	—	—	—	(54)	7
Swap contracts	—	—	—	—	1,909
Currency transactions	(22)	(382)	(871)	(231)	(125)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	73,811	(82,728)	1,820,825	(25,298)	(7,752)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(1,207,072)	(336,626)	(9,143,460)	(40,723)	(104,188)
Affiliated issuers	10	(1)	130	(2)	(5,193)
Futures contracts	—	—	—	—	(311)
Forward currency contracts	—	—	—	5	(2)
Swap contracts	—	—	—	—	36
Currency translations	(3)	(154)	(173)	1	64
	(1,207,065)	(336,781)	(9,143,503)	(40,719)	(109,594)
Net realized gain (loss) and unrealized depreciation	(1,133,254)	(419,509)	(7,322,678)	(66,017)	(117,346)
Net (decrease) increase in net assets resulting from operations	$(935,695)	$(379,335)	$(6,817,264)	$(56,258)	$(82,875)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

282	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund[3]	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$388,405	$6,485	$1	$65	$3,225
Affiliated issuers	80,475	393	34,880	3,057	610
	468,880	6,878	34,881	3,122	3,835
Interest from unaffiliated issuers	178,663	3,237	331,418	44,637	52,726
European Union withholding tax reclaims	23	—	—	—	—
Interest from European Union withholding tax reclaims	9	—	—	—	—
Securities lending income (net of fees)	631	7	—	—	—
	648,206	10,122	366,299	47,759	56,561
Fees and expenses[1]:
Investment advisory services	70,034	2,063	39,380	7,727	3,914
Distribution services	25,560	721	9,930	2,251	1,656
Insurance administrative services	14,064	300	2,381	146	203
Transfer agent services	4	— [2]	2	— [2]	— [2]
Administrative services	7,927	118	3,334	492	271
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	164	6	91	22	17
Registration statement and prospectus	51	2	216	5	4
Trustees’ compensation	30	— [2]	12	2	2
Auditing and legal	83	54	59	51	49
Custodian	616	69	95	143	18
Other	17	4	11	6	18
Total fees and expenses before waivers/reimbursement	118,550	3,337	55,511	10,845	6,152
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	—	25	21,118	611	1,428
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	—	25	21,118	611	1,428
Total fees and expenses after waivers/reimbursement	118,550	3,312	34,393	10,234	4,724
Net investment income	529,656	6,810	331,906	37,525	51,837
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	867,100	41,092	(720,113)	(161,648)	(27,908)
Affiliated issuers	(24,724)	3	(218)	17	(7)
Futures contracts	65,437	539	(136,499)	(7,447)	1,533
Forward currency contracts	—	(1,292)	1,795	(18,216)	—
Swap contracts	(73)	142	28,243	(796)	(82)
Currency transactions	4,210	(235)	(118)	(3,040)	21
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	911,950	40,249	(826,910)	(191,130)	(26,443)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(5,229,896)	(113,353)	(1,058,517)	(184,433)	(118,628)
Affiliated issuers	(273,363)	51	76	1,587	4
Futures contracts	13,070	(454)	(6,976)	(3,811)	123
Forward currency contracts	—	725	4,002	4,071	—
Swap contracts	(1,575)	(763)	12,978	(6,561)	(161)
Currency translations	6	14	48	566	(31)
	(5,491,758)	(113,780)	(1,048,389)	(188,581)	(118,693)
Net realized gain (loss) and unrealized depreciation	(4,579,808)	(73,531)	(1,875,299)	(379,711)	(145,136)
Net (decrease) increase in net assets resulting from operations	$(4,050,152)	$(66,721)	$(1,543,393)	$(342,186)	$(93,299)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	283

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—	$—		$—	$265	$55
Affiliated issuers	—	—		—	3,820	2,700
	—	—		—	4,085	2,755
Interest from unaffiliated issuers	2,336	7,293		52,923	—	—
European Union withholding tax reclaims	—	—		—	—	—
Interest from European Union withholding tax reclaims	—	—		—	—	—
Securities lending income (net of fees)	—	—		—	—	—
	2,336	7,293		52,923	4,085	2,755
Fees and expenses[1]:
Investment advisory services	350	1,110		5,345	746	208
Distribution services	228	889		3,494	1,219	342
Insurance administrative services	105	173		522	1,244	346
Transfer agent services	— [2]	—	[2]	— [2]	— [2]	— [2]
Administrative services	31	121		503	—	—
Accounting and administrative services	—	—		—	58	49
Reports to shareholders	5	7		21	2	1
Registration statement and prospectus	2	3		7	4	2
Trustees’ compensation	— [2]	—	[2]	2	1	— [2]
Auditing and legal	44	43		46	16	16
Custodian	17	1		29	6	7
Other	— [2]	—	[2]	1	— [2]	— [2]
Total fees and expenses before waivers/reimbursement	782	2,347		9,970	3,296	971
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	158	—		2,256	249	69
Miscellaneous fee reimbursement	—	—		—	—	32
Total waivers/reimbursement of fees and expenses	158	—		2,256	249	101
Total fees and expenses after waivers/reimbursement	624	2,347		7,714	3,047	870
Net investment income	1,712	4,946		45,209	1,038	1,885
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(9,212)	—	[2]	(104,839)	(3,857)	(1,108)
Affiliated issuers	—	—		—	(26,901)	(9,724)
Futures contracts	(2,688)	—		(52,928)	1,884	4,007
Forward currency contracts	—	—		—	—	—
Swap contracts	3,147	—		20,919	—	—
Currency transactions	—	—		—	127	29
Capital gain distributions received from affiliated issuers	—	—		—	60,533	16,270
	(8,753)	—	[2]	(136,848)	31,786	9,474

Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(3,365)	(59)		(99,107)	399	327
Affiliated issuers	—	—		—	(191,173)	(38,192)
Futures contracts	(79)	—		(3,785)	8,824	1,394
Forward currency contracts	—	—		—	—	—
Swap contracts	(1,585)	—		(7,297)	—	—
Currency translations	—	—		—	—	—
	(5,029)	(59)		(110,189)	(181,950)	(36,471)
Net realized gain (loss) and unrealized depreciation	(13,782)	(59)		(247,037)	(150,164)	(26,997)
Net (decrease) increase in net assets resulting from operations	$(12,070)	$4,887		$(201,828)	$(149,126)	$(25,112)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

284	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$158	$1,054	$1,230
Affiliated issuers	7,293	37,268	46,591
	7,451	38,322	47,821
Interest from unaffiliated issuers	—	—	—
European Union withholding tax reclaims	—	—	—
Interest from European Union withholding tax reclaims	—	—	—
Securities lending income (net of fees)	—	—	—
	7,451	38,322	47,821
Fees and expenses[1]:
Investment advisory services	499	3,399	3,572
Distribution services	824	720	5,935
Insurance administrative services	830	5,665	5,953
Transfer agent services	— [2]	— [2]	— [2]
Administrative services	—	—	—
Accounting and administrative services	53	96	98
Reports to shareholders	2	5	6
Registration statement and prospectus	3	10	13
Trustees’ compensation	— [2]	2	3
Auditing and legal	16	18	19
Custodian	7	7	6
Other	— [2]	1	1
Total fees and expenses before waivers/reimbursement	2,234	9,923	15,606
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	166	1,135	1,192
Miscellaneous fee reimbursement	—	—	—
Total waivers/reimbursement of fees and expenses	166	1,135	1,192
Total fees and expenses after waivers/reimbursement	2,068	8,788	14,414
Net investment income	5,383	29,534	33,407
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(3,288)	(38,643)	(5,894)
Affiliated issuers	32,672	156,797	55,156
Futures contracts	(4,543)	(51,822)	(47,767)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	43	322	259
Capital gain distributions received from affiliated issuers	61,850	179,634	231,217
	86,734	246,288	232,971
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	51	7,712	396
Affiliated issuers	(128,265)	(743,318)	(666,676)
Futures contracts	2,705	17,339	13,823
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—
	(125,509)	(718,267)	(652,457)
Net realized gain (loss) and unrealized depreciation	(38,775)	(471,979)	(419,486)
Net (decrease) increase in net assets resulting from operations	$(33,392)	$(442,445)	$(386,079)

[1]	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
[2]	Amount less than one thousand.
[3]	Formerly Global Balanced Fund.

Refer to the notes to financial statements.

American Funds Insurance Series	285

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$63,824	$36,408	$1,656	$(11,335)	$165,240	$87,664
Net realized gain (loss)	553,121	846,935	25,952	1,098,836	1,854,075	5,061,178
Net unrealized (depreciation) appreciation	(2,976,944)	485,952	(1,292,504)	(710,657)	(15,238,596)	3,147,345
Net (decrease) increase in net assets resulting from operations	(2,359,999)	1,369,295	(1,264,896)	376,844	(13,219,281)	8,296,187

Distributions paid to shareholders	(892,563)	(486,343)	(1,091,116)	(123,155)	(5,140,514)	(5,437,958)

Net capital share transactions	597,636	466,658	721,994	(989,509)	3,850,397	3,623,473

Total (decrease) increase in net assets	(2,654,926)	1,349,610	(1,634,018)	(735,820)	(14,509,398)	6,481,702

Net assets:
Beginning of year	9,590,580	8,240,970	4,576,921	5,312,741	45,405,746	38,924,044
End of year	$6,935,654	$9,590,580	$2,942,903	$4,576,921	$30,896,348	$45,405,746

	International Fund		New World Fund		Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$132,306	$147,317	$44,512	$32,010	$197,559	$173,016
Net realized gain (loss)	(377,954)	1,273,483	(3,390)	318,018	73,811	2,286,033
Net unrealized (depreciation) appreciation	(1,582,846)	(1,501,184)	(970,379)	(136,128)	(1,207,065)	81,431
Net (decrease) increase in net assets resulting from operations	(1,828,494)	(80,384)	(929,257)	213,900	(935,695)	2,540,480

Distributions paid to shareholders	(1,146,487)	(249,096)	(357,382)	(185,700)	(2,416,808)	(166,149)

Net capital share transactions	265,209	(832,025)	(77,021)	176,091	1,331,066	(488,260)

Total (decrease) increase in net assets	(2,709,772)	(1,161,505)	(1,363,660)	204,291	(2,021,437)	1,886,071

Net assets:
Beginning of year	9,429,353	10,590,858	4,447,444	4,243,153	11,465,137	9,579,066
End of year	$6,719,581	$9,429,353	$3,083,784	$4,447,444	$9,443,700	$11,465,137

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

286	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$40,174	$44,268	$505,414	$480,125	$9,759	$34,510
Net realized gain (loss)	(82,728)	410,057	1,820,825	3,512,628	(25,298)	357,845
Net unrealized (depreciation) appreciation	(336,781)	(139,980)	(9,143,503)	4,888,658	(40,719)	(342,815)
Net (decrease) increase in net assets resulting from operations	(379,335)	314,345	(6,817,264)	8,881,411	(56,258)	49,540

Distributions paid to shareholders	(454,298)	(90,172)	(3,956,410)	(915,114)	(154,047)	(14,532)

Net capital share transactions	175,376	(14,968)	804,156	(3,505,347)	132,760	(1,112,349)

Total (decrease) increase in net assets	(658,257)	209,205	(9,969,518)	4,460,950	(77,545)	(1,077,341)

Net assets:
Beginning of year	2,383,655	2,174,450	42,952,485	38,491,535	378,542	1,455,883
End of year	$1,725,398	$2,383,655	$32,982,967	$42,952,485	$300,997	$378,542

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund*
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$34,471	$32,730	$529,656	$496,078	$6,810	$4,583
Net realized gain (loss)	(7,752)	44,998	911,950	2,982,523	40,249	24,122
Net unrealized (depreciation) appreciation	(109,594)	81,302	(5,491,758)	990,457	(113,780)	17,602
Net (decrease) increase in net assets resulting from operations	(82,875)	159,030	(4,050,152)	4,469,058	(66,721)	46,307

Distributions paid to shareholders	(31,988)	(29,764)	(3,253,724)	(1,541,316)	(2,232)	(29,247)

Net capital share transactions	109,402	(81,691)	1,398,530	(1,879,473)	(30,663)	(4,816)

Total (decrease) increase in net assets	(5,461)	47,575	(5,905,346)	1,048,269	(99,616)	12,244

Net assets:
Beginning of year	1,144,527	1,096,952	30,705,920	29,657,651	467,376	455,132
End of year	$1,139,066	$1,144,527	$24,800,574	$30,705,920	$367,760	$467,376

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	287

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America		Capital World Bond Fund		American High-Income Trust
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$331,906	$215,953	$37,525	$42,586	$51,837	$47,176
Net realized gain (loss)	(826,910)	129,232	(191,130)	16,012	(26,443)	7,485
Net unrealized (depreciation) appreciation	(1,048,389)	(353,151)	(188,581)	(168,792)	(118,693)	21,386
Net (decrease) increase in net assets resulting from operations	(1,543,393)	(7,966)	(342,186)	(110,194)	(93,299)	76,047

Distributions paid to shareholders	(462,954)	(687,442)	(30,830)	(91,748)	(67,772)	(43,416)

Net capital share transactions	(959,150)	2,474,568	(230,098)	(51,795)	(59,810)	152,225

Total (decrease) increase in net assets	(2,965,497)	1,779,160	(603,114)	(253,737)	(220,881)	184,856

Net assets:
Beginning of year	13,186,579	11,407,419	2,085,008	2,338,745	1,052,435	867,579
End of year	$10,221,082	$13,186,579	$1,481,894	$2,085,008	$831,554	$1,052,435

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,712	$1,555	$4,946	$(1,883)	$45,209	$26,482
Net realized gain (loss)	(8,753)	(90)	— †	— †	(136,848)	(5,219)
Net unrealized (depreciation) appreciation	(5,029)	(2,808)	(59)	(4)	(110,189)	(36,820)
Net (decrease) increase in net assets resulting from operations	(12,070)	(1,343)	4,887	(1,887)	(201,828)	(15,557)

Distributions paid to shareholders	(1,793)	(13,157)	(2,237)	—	(60,476)	(209,728)

Net capital share transactions	(231,492)	29,279	96,950	(41,201)	(402,273)	236,927

Total (decrease) increase in net assets	(245,355)	14,779	99,600	(43,088)	(664,577)	11,642

Net assets:
Beginning of year	334,398	319,619	332,661	375,749	2,165,299	2,153,657
End of year	$89,043	$334,398	$432,261	$332,661	$1,500,722	$2,165,299

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

288	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,038	$(392)	$1,885	$2,984	$5,383	$3,320
Net realized gain (loss)	31,786	93,312	9,474	654	86,734	15,848
Net unrealized (depreciation) appreciation	(181,950)	(21,491)	(36,471)	(10,287)	(125,509)	38,411
Net (decrease) increase in net assets resulting from operations	(149,126)	71,429	(25,112)	(6,649)	(33,392)	57,579

Distributions paid to shareholders	(90,246)	(27,384)	(4,275)	(931)	(14,671)	(6,019)

Net capital share transactions	97,021	(11,898)	(6,014)	(654)	(1,502)	(34,883)

Total (decrease) increase in net assets	(142,351)	32,147	(35,401)	(8,234)	(49,565)	16,677

Net assets:
Beginning of year	596,593	564,446	161,335	169,569	373,037	356,360
End of year	$454,242	$596,593	$125,934	$161,335	$323,472	$373,037

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$29,534	$23,938	$33,407	$29,121
Net realized gain (loss)	246,288	49,377	232,971	133,738
Net unrealized (depreciation) appreciation	(718,267)	292,194	(652,457)	169,648
Net (decrease) increase in net assets resulting from operations	(442,445)	365,509	(386,079)	332,507

Distributions paid to shareholders	(99,803)	(68,168)	(138,964)	(38,227)

Net capital share transactions	(23,880)	(64,385)	(104,505)	(254,031)

Total (decrease) increase in net assets	(566,128)	232,956	(629,548)	40,249

Net assets:
Beginning of year	2,667,572	2,434,616	2,819,020	2,778,771
End of year	$2,101,444	$2,667,572	$2,189,472	$2,819,020

*	Formerly Global Balanced Fund.
†	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	289

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds ("the funds"), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund (formerly Global Balanced Fund) — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

290	American Funds Insurance Series

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund — To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	291

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

292	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds“), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of December 31, 2022 (dollars in thousands):

American Funds Insurance Series	293

Global Growth Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$923,708	$643,291	$—		$1,566,999
Health care	1,027,635	489,438	—		1,517,073
Consumer discretionary	493,333	473,688	—		967,021
Financials	213,109	405,801	—	*	618,910
Consumer staples	308,045	286,104	—		594,149
Industrials	203,723	319,481	—		523,204
Energy	163,263	172,648	—	*	335,911
Materials	200,063	25,242	—		225,305
Communication services	146,303	39,149	—		185,452
Real estate	—	12,072	—		12,072
Utilities	7,666	—	—		7,666
Preferred securities	—	115,128	—		115,128
Short-term securities	164,535	114,615	—		279,150
Total	$3,851,383	$3,096,657	$—	*	$6,948,040

* Amount less than one thousand.

Global Small Capitalization Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$145,496	$462,740	$—		$608,236
Information technology	278,192	271,360	842		550,394
Consumer discretionary	319,599	207,610	—		527,209
Health care	368,441	133,632	—		502,073
Financials	82,339	175,020	—		257,359
Materials	8,263	96,602	—		104,865
Real estate	35,375	39,017	—		74,392
Energy	13,782	16,503	25,418		55,703
Communication services	25,084	27,091	—		52,175
Utilities	10,353	37,278	—		47,631
Consumer staples	18,150	27,079	—		45,229
Preferred securities	7,126	—	18,452		25,578
Rights & warrants	—	10,007	—		10,007
Short-term securities	148,662	—	—		148,662
Total	$1,460,862	$1,503,939	$44,712		$3,009,513

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3*	Purchases	Sales	Net realized gain	Unrealized depreciation†	Transfers out of Level 3*	Ending value at 12/31/2022
Investment securities	$44,963	$—	$—	$—	$—	$(251)	$—	$44,712

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022								$(251)

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
†	Net unrealized depreciation is included in the related amounts on investments in the fund’s statement of operations.

294	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Common stocks	$26,260	Market comparable companies	Price/Cash flow multiple	5.7x	5.7x	Increase
			EV/Sales multiple	6.2x	6.2x	Increase
			DLOM	16%	16%	Decrease
			Discount for lack of certainty	10%	10%	Decrease
			Risk discount	25%	25%	Decrease
Preferred securities	18,452	Transaction price	N/A	N/A	N/A	N/A
		Market comparable companies	EV/Sales multiple	6.2x - 12.9x	11.0x	Increase
			Risk discount	25%	25%	Decrease
			Net adjustment (decrease) based on movement of market comparables	44%	44%	Decrease
			DLOM	10%	10%	Decrease
Total	$44,712

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

DLOM = Discount for lack of marketability

EV = Enterprise value

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,461,425	$723,030	$4,704	$6,189,159
Health care	5,188,144	115,484	45,222	5,348,850
Consumer discretionary	4,793,527	439,744	—	5,233,271
Communication services	3,950,043	25,714	—	3,975,757
Industrials	3,112,991	255,410	—	3,368,401
Energy	1,737,621	91,688	—	1,829,309
Financials	1,796,618	—	—	1,796,618
Materials	973,571	—	—	973,571
Consumer staples	596,091	109,850	—	705,941
Utilities	243,420	—	—	243,420
Real estate	33,920	—	—	33,920
Preferred securities	—	21,366	36,770	58,136
Convertible stocks	7,202	—	—	7,202
Convertible bonds & notes	—	—	7,146	7,146
Bonds, notes & other debt instruments	—	15,245	—	15,245
Short-term securities	1,192,835	—	—	1,192,835
Total	$29,087,408	$1,797,531	$93,842	$30,978,781

American Funds Insurance Series	295

International Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$64,860	$1,053,264	$—		$1,118,124
Information technology	296,778	622,282	4,282		923,342
Health care	29,009	812,708	—		841,717
Materials	397,065	317,708	—		714,773
Energy	172,457	531,541	—		703,998
Consumer discretionary	135,708	472,880	—		608,588
Financials	78,042	530,056	—		608,098
Communication services	185,096	231,351	—	*	416,447
Consumer staples	—	289,938	—		289,938
Utilities	—	119,038	—		119,038
Real estate	—	39,066	—		39,066
Preferred securities	24,464	28,174	392		53,030
Rights & warrants	—	8,446	—		8,446
Short-term securities	307,469	—	—		307,469
Total	$1,690,948	$5,056,452	$4,674		$6,752,074

* Amount less than one thousand.

New World Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$263,065	$173,417	$342		$436,824
Financials	67,929	361,956	—	*	429,885
Health care	188,331	216,848	—		405,179
Industrials	108,081	225,883	—		333,964
Consumer discretionary	105,950	224,085	—	*	330,035
Materials	162,789	82,689	—	*	245,478
Consumer staples	60,987	131,035	—	*	192,022
Communication services	81,746	76,207	—	*	157,953
Energy	47,738	105,152	—	*	152,890
Utilities	14,233	39,215	—		53,448
Real estate	12,965	36,156	—		49,121
Preferred securities	14,795	8,412	9,132		32,339
Rights & warrants	31	172	—		203
Bonds, notes & other debt instruments	—	100,586	—		100,586
Short-term securities	167,623	—	—		167,623
Total	$1,296,263	$1,781,813	$9,474		$3,087,550

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$159	$—	$—	$159
Unrealized appreciation on open forward currency contracts	—	— *	—	— *
Unrealized appreciation on centrally cleared credit default swaps	—	2	—	2
Liabilities:
Unrealized depreciation on futures contracts	(66)	—	—	(66)
Unrealized depreciation on open forward currency contracts	—	(50)	—	(50)
Total	$93	$(48)	$—	$45

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts and credit default swaps are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 1.

296	American Funds Insurance Series

Capital World Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$164,931	$106,647	$—		$271,578
Health care	186,991	74,725	—		261,716
Financials	110,259	113,094	—	*	223,353
Industrials	103,918	113,308	—		217,226
Consumer discretionary	81,430	73,857	—		155,287
Consumer staples	63,755	66,879	—		130,634
Materials	69,657	51,505	—		121,162
Energy	73,762	34,823	—	*	108,585
Communication services	53,364	32,366	—	*	85,730
Utilities	25,266	24,999	—		50,265
Real estate	12,033	5,443	—		17,476
Preferred securities	263	2,512	—		2,775
Convertible bonds & notes	—	940	—		940
Bonds, notes & other debt instruments	—	6,016	—		6,016
Short-term securities	6,525	69,828	—		76,353
Total	$952,154	$776,942	$—	*	$1,729,096

* Amount less than one thousand.

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$6,365,641	$293,106	$—		$6,658,747
Industrials	4,414,100	259,779	—		4,673,879
Health care	3,850,991	534,723	—		4,385,714
Financials	2,896,787	—	—		2,896,787
Consumer discretionary	2,446,056	132,438	—		2,578,494
Communication services	2,480,083	—	—		2,480,083
Consumer staples	1,457,094	454,816	—		1,911,910
Energy	1,578,057	—	—		1,578,057
Utilities	1,262,331	69,549	—		1,331,880
Materials	1,068,166	—	—		1,068,166
Real estate	608,248	—	—		608,248
Convertible stocks	274,424	—	—		274,424
Bonds, notes & other debt instruments	—	5,916	—		5,916
Short-term securities	2,789,014	—	—		2,789,014
Total	$31,490,992	$1,750,327	$—		$33,241,319

American Funds Insurance Series	297

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$6,118	$43,633	$—	*	$49,751
Industrials	4,511	31,485	—		35,996
Consumer discretionary	2,509	32,958	—		35,467
Consumer staples	7,470	27,016	—		34,486
Information technology	1,668	30,886	—		32,554
Health care	1,316	29,812	—		31,128
Energy	8,708	14,672	—	*	23,380
Materials	9,657	7,677	—	*	17,334
Communication services	1,895	15,137	—	*	17,032
Utilities	1,142	8,106	—		9,248
Real estate	—	4,820	—		4,820
Preferred securities	1,207	693	—		1,900
Short-term securities	6,358	—	—		6,358
Total	$52,559	$246,895	$—	*	$299,454

	Other investments†
	Level 1	Level 2	Level 3		Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$5	$—		$5

*	Amount less than one thousand.
†	Forward currency contracts are not included in the fund’s investment portfolio.

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$85,911	$70,932	$ —	*	$156,843
Consumer staples	64,498	50,174	—		114,672
Health care	85,845	22,042	—		107,887
Industrials	47,860	35,750	—		83,610
Information technology	64,487	14,336	—		78,823
Utilities	39,280	31,786	—		71,066
Energy	52,011	16,387	—	*	68,398
Real estate	56,684	11,518	—		68,202
Materials	20,977	12,204	—		33,181
Consumer discretionary	16,058	16,961	—		33,019
Communication services	17,155	15,258	—		32,413
Preferred securities	—	545	—		545
Rights & warrants	6	—	—		6
Convertible stocks	5,019	—	—		5,019
Investment funds	28,059	—	—		28,059
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	107,548	—		107,548
Mortgage-backed obligations	—	69,718	89		69,807
Corporate bonds, notes & loans	—	19,621	—		19,621
Asset-backed obligations	—	9,532	—		9,532
Bonds & notes of governments & government agencies outside the U.S.	—	743	—		743
Municipals	—	228	—		228
Short-term securities	83,850	—	—		83,850
Total	$667,700	$505,283	$89		$1,173,072

Refer to the end of the tables for footnotes.

298	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$60	$—	$—	$60
Unrealized appreciation on centrally cleared interest rate swaps	—	1,900	—	1,900
Liabilities:
Unrealized depreciation on futures contracts	(139)	—	—	(139)
Unrealized depreciation on centrally cleared interest rate swaps	—	(380)	—	(380)
Unrealized depreciation on centrally cleared credit default swaps	—	(47)	—	(47)
Total	$(79)	$1,473	$—	$1,394

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Health care	$3,207,943	$95,928	$19,703		$3,323,574
Consumer discretionary	2,162,881	216,574	—		2,379,455
Financials	2,206,657	75,213	1,899		2,283,769
Information technology	2,171,644	29,717	—		2,201,361
Consumer staples	1,318,784	316,097	—		1,634,881
Industrials	1,531,415	12,088	—		1,543,503
Communication services	1,171,249	—	—		1,171,249
Energy	1,020,328	—	550		1,020,878
Materials	856,654	—	—		856,654
Real estate	236,814	—	—		236,814
Utilities	158,713	—	—		158,713
Preferred securities	—	—	189		189
Rights & warrants	—	—	—	*	—	*
Convertible stocks	—	—	63,388		63,388
Investment funds	1,367,122	—	—		1,367,122
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	1,878,858	—		1,878,858
U.S. Treasury bonds & notes	—	1,617,110	—		1,617,110
Corporate bonds, notes & loans	—	1,385,625	10,517		1,396,142
Asset-backed obligations	—	411,624	5,689		417,313
Bonds & notes of governments & government agencies outside the U.S.	—	40,766	—		40,766
Municipals	—	35,724	—		35,724
Short-term securities	1,690,923	—	—		1,690,923
Total	$19,101,127	$6,115,324	$101,935		$25,318,386

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,319	$—	$—	$2,319
Liabilities:
Unrealized depreciation on futures contracts	(3,485)	—	—	(3,485)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,623)	—	(1,623)
Total	$(1,166)	$(1,623)	$—	$(2,789)

*	Amount less than one thousand.
†	Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	299

American Funds Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$16,259	$22,868	$—	$39,127
Industrials	19,116	11,649	—	30,765
Health care	18,540	10,087	—	28,627
Information technology	21,174	2,609	—	23,783
Consumer staples	4,299	15,340	—	19,639
Utilities	9,788	7,879	—	17,667
Materials	6,808	9,121	—	15,929
Energy	10,010	4,766	—	14,776
Communication services	8,684	2,866	—	11,550
Consumer discretionary	4,150	4,214	—	8,364
Real estate	2,591	2,616	—	5,207
Preferred securities	911	558	—	1,469
Convertible stocks	1,235	—	—	1,235
Investment funds	5,532	—	—	5,532
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	48,706	77	48,783
U.S. Treasury bonds & notes	—	44,273	—	44,273
Corporate bonds, notes & loans	—	20,755	—	20,755
Mortgage-backed obligations	—	9,498	—	9,498
Asset-backed obligations	—	2,304	—	2,304
Municipals	—	129	—	129
Short-term securities	3,928	12,021	—	15,949
Total	$133,025	$232,259	$77	$365,361

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$58	$—	$—	$58
Unrealized appreciation on open forward currency contracts	—	686	—	686
Unrealized appreciation on centrally cleared interest rate swaps	—	8	—	8
Unrealized appreciation on centrally cleared credit default swaps	—	7	—	7
Liabilities:
Unrealized depreciation on futures contracts	(431)	—	—	(431)
Unrealized depreciation on open forward currency contracts	—	(150)	—	(150)
Unrealized depreciation on centrally cleared interest rate swaps	—	(1,017)	—	(1,017)
Total	$(373)	$(466)	$—	$(839)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Bond Fund of America

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$3,535,583	$—	$3,535,583
U.S. Treasury bonds & notes	—	2,803,177	—	2,803,177
Mortgage-backed obligations	—	2,637,080	1,486	2,638,566
Asset-backed obligations	—	452,311	9,397	461,708
Municipals	—	165,594	—	165,594
Bonds & notes of governments & government agencies
outside the U.S.	—	131,985	—	131,985
Federal agency bonds & notes	—	11,160	—	11,160
Short-term securities	1,425,720	—	—	1,425,720
Total	$1,425,720	$9,736,890	$10,883	$11,173,493

300	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6,241	$—	$—	$6,241
Unrealized appreciation on open forward currency contracts	—	3,821	—	3,821
Unrealized appreciation on centrally cleared interest rate swaps	—	15,705	—	15,705
Liabilities:
Unrealized depreciation on futures contracts	(13,194)	—	—	(13,194)
Unrealized depreciation on open forward currency contracts	—	(174)	—	(174)
Unrealized depreciation on centrally cleared interest rate swaps	—	(6,629)	—	(6,629)
Unrealized depreciation on centrally cleared credit default swaps	—	(7,009)	—	(7,009)
Total	$(6,953)	$5,714	$—	$(1,239)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$293,295	$—	$293,295
Japanese yen	—	111,151	—	111,151
British pounds	—	61,782	—	61,782
Chinese yuan renminbi	—	42,096	—	42,096
Canadian dollars	—	34,184	—	34,184
Mexican pesos	—	31,627	—	31,627
Australian dollars	—	24,212	—	24,212
Danish kroner	—	23,962	—	23,962
South Korean won	—	7,729	—	7,729
Colombian pesos	—	7,144	—	7,144
Chilean pesos	—	6,074	—	6,074
Indonesian rupiah	—	5,454	—	5,454
Russian rubles	—	1,371	1,984	3,355
Brazilian reais	—	3,129	—	3,129
South African rand	—	3,001	—	3,001
Dominican pesos	—	2,271	—	2,271
Malaysian ringgits	—	2,222	—	2,222
Ukrainian hryvnia	—	—	1,592	1,592
Indian rupees	—	1,102	—	1,102
Romanian leu	—	1,038	—	1,038
Polish zloty	—	879	—	879
Norwegian kroner	—	619	—	619
U.S. dollars	—	669,670	289	669,959
Investment funds	48,676	—	—	48,676
Preferred securities	—	—	20	20
Common stocks	—	—	134	134
Short-term securities	167	100,470	—	100,637
Total	$48,843	$1,434,482	$4,019	$1,487,344

American Funds Insurance Series	301

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$672	$—	$—	$672
Unrealized appreciation on open forward currency contracts	—	7,008	—	7,008
Unrealized appreciation on centrally cleared credit default swaps	—	486	—	486
Liabilities:
Unrealized depreciation on futures contracts	(4,659)	—	—	(4,659)
Unrealized depreciation on open forward currency contracts	—	(2,455)	—	(2,455)
Unrealized depreciation on centrally cleared interest rate swaps	—	(10,966)	—	(10,966)
Unrealized depreciation on centrally cleared credit default swaps	—	(19)	—	(19)
Total	$(3,987)	$(5,946)	$—	$(9,933)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American High-Income Trust

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$731,844	$4,198	$736,042
Mortgage-backed obligations	—	—	630	630
Convertible bonds & notes	—	399	79	478
Convertible stocks	483	472	—	955
Common stocks	8,540	1,520	26,932	36,992
Preferred securities	—	—	2,629	2,629
Rights & warrants	—	826	12	838
Short-term securities	38,565	—	—	38,565
Total	$47,588	$735,061	$34,480	$817,129

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$10	$—	$—	$10
Liabilities:
Unrealized depreciation on futures contracts	(98)	—	—	(98)
Unrealized depreciation on centrally cleared credit default swaps	—	(154)	—	(154)
Total	$(88)	$(154)	$—	$(242)

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2022
Investment securities	$40,411	$3,989	$4,058	$(11,715)	$883	$(3,084)	$(62)	$34,480

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022								$(1,467)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

302	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments	$4,828	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			EV/EBITDA multiple	7.5x	7.5x	Increase
			DLOM	15%	15%	Decrease
			Vendor price	N/A	N/A	N/A

		Yield analysis	Yield	15.7% - 16.0%	15.8%	Decrease
			Transaction price	N/A	N/A	N/A
		Transaction	Net adjustment (decrease) based on movement of market comparables
				10%	10%
Convertible bonds & notes	79	Transaction	Transaction price	N/A	N/A	N/A
Common stocks	26,932	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			EV/EBITDA multiple	7.5x	7.5x	Increase
			DLOM	15%	15%	Decrease
			Vendor price	N/A	N/A	N/A
			Risk discount	90%	90%	Decrease
			Net adjustment (decrease) based on movement of market comparables
				20%	20%	Decrease

			EV/EBITDA multiple	3.7x	3.7x	Increase
		Market comparable companies	EV/EBITDA less CapEx multiple	10.2x	10.2x	Increase
			DLOM	17%	17%	Decrease
		Transaction	Transaction price	N/A	N/A	N/A
			Discount for lack of certainty	5%	5%	Decrease
		Indicative market quotation	Broker quote	N/A	N/A	N/A
Preferred securities	2,629	Indicative market quotation	Broker quote	N/A	N/A	N/A
		Market comparable companies	EV/EBITDA multiple	3.5x	3.5x	Increase
			DLOM	30%	30%	Decrease
Rights & warrants	12	Indicative market quotation	Broker quote	N/A	N/A	N/A
Total	$34,480

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations and symbols

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Insurance Series	303

American Funds Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$71,406	$—	$71,406
U.S. Treasury bonds & notes	—	10,720	—	10,720
Asset-backed obligations	—	2,388	—	2,388
Short-term securities	—	22,857	—	22,857
Total	$—	$107,371	$—	$107,371

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$49	$—	$—	$49
Unrealized appreciation on centrally cleared interest rate swaps	—	790	—	790
Liabilities:
Unrealized depreciation on futures contracts	(124)	—	—	(124)
Total	$(75)	$790	$—	$715

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$723,593	$—	$723,593
U.S. Treasury bonds & notes	—	597,122	—	597,122
Federal agency bonds & notes	—	79,196	—	79,196
Short-term securities	—	318,094	—	318,094
Total	$—	$1,718,005	$—	$1,718,005

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$14,523	$—	$—	$14,523
Unrealized appreciation on centrally cleared interest rate swaps	—	30,519	—	30,519
Liabilities:
Unrealized depreciation on futures contracts	(17,699)	—	—	(17,699)
Unrealized depreciation on centrally cleared interest rate swaps	—	(21,723)	—	(21,723)
Total	$(3,176)	$8,796	$—	$5,620

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

304	American Funds Insurance Series

Managed Risk Growth-Income Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

American Funds Insurance Series	305

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

306	American Funds Insurance Series

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

American Funds Insurance Series	307

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

308	American Funds Insurance Series

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

American Funds Insurance Series	309

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
	Value of			Value of
	investment			investment
	securities		U.S. government	securities
Funds	on loan	Cash	securities	purchased
Global Small Capitalization Fund	$59,781	$58,725	$4,519	$52,853
Growth Fund	54,504	55,867	—	50,280
International Fund	1,530	1,607	—	1,446
New World Fund	311	327	—	295
Washington Mutual Investors Fund	12,432	12,908	—	11,618
Capital World Growth and Income Fund	6,155	6,480	—	5,832
Growth-Income Fund	240,456	248,693	—	223,824
International Growth and Income Fund	1,435	962	585	866
Capital Income Builder	6,251	6,553	—	5,898
Asset Allocation Fund	67,688	56,897	17,890	51,207

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

310	American Funds Insurance Series

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2022, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $5,000,000, $150,000 and $4,155,000, respectively, which would represent 0.02%, 0.01% and 0.50%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments for Capital World Bond Fund and American High-Income Trust of $12,000 and $572,000, respectively, is disclosed as unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities, and unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust of $9,000, $1,000 and $3,000, respectively, is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities. Both are included in net unrealized (depreciation) appreciation on investments in unaffiliated issuers in each fund’s statement of operations.

Options contracts — The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the funds obtain the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the funds pay the current market price, or the option premium, for the option.

The funds may terminate their position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the funds will lose the entire premium. If the option is exercised, the funds complete the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The funds may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in each fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

American Funds Insurance Series	311

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

312	American Funds Insurance Series

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options		Forward		Interest	Credit
	contracts	Futures	currency		rate	default
	purchased	contracts	contracts		swaps	swaps
New World Fund	Not applicable	$ 25,541	$ 4,534		Not applicable	$ 2,230
International Growth and Income Fund	Not applicable	Not applicable	785		Not applicable	Not applicable
Capital Income Builder	Not applicable	77,835	97	*	$ 24,014	5,645
Asset Allocation Fund	Not applicable	1,604,889	Not applicable		Not applicable	184,454
Global Balanced Fund	Not applicable	14,924	29,040		35,865	4,634
The Bond Fund of America	Not applicable	3,326,801	90,045		516,484	199,116
Capital World Bond Fund	Not applicable	297,755	449,743		384,936	92,966
American High-Income Trust	Not applicable	9,021	Not applicable		Not applicable	10,272
American Funds Mortgage Fund	Not applicable	31,977	Not applicable		4,025	Not applicable
U.S. Government Securities Fund	Not applicable	2,339,082	Not applicable		1,287,321	Not applicable
Managed Risk Growth Fund	$ 269,349	170,792	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	63,717	11,008	Not applicable		Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	242,721	39,716	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	2,353,130	267,681	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	418,987	290,562	Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series	313

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2022 (dollars in thousands):

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$159	Unrealized depreciation[1]	$66
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	— [2]	Unrealized depreciation on open forward currency contracts	50
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	2	Unrealized depreciation[1]	—
			$161		$116

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$100	Net unrealized appreciation on futures contracts	$129
Forward currency	Currency	Net realized gain on forward currency contracts	379	Net unrealized depreciation on forward currency contracts	(30)
Swap	Credit	Net realized loss on swap contracts	(2)	Net unrealized appreciation on swap contracts	2
			$477		$101

International Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$5	Unrealized depreciation on open forward currency contracts	$—

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(54)	Net unrealized appreciation on forward currency contracts	$5

Refer to the end of the tables for footnotes.

314	American Funds Insurance Series

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$60	Unrealized depreciation[1]	$139
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,900	Unrealized depreciation[1]	380
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	47
			$1,960		$566

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(7,468)	Net unrealized depreciation on futures contracts	$(311)
Forward currency	Currency	Net realized gain on forward currency contracts	7	Net unrealized depreciation on forward currency contracts	(2)
Swap	Interest	Net realized gain on swap contracts	1,864	Net unrealized appreciation on swap contracts	69
Swap	Credit	Net realized gain on swap contracts	45	Net unrealized depreciation on swap contracts	(33)
			$(5,552)		$(277)

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$2,319	Unrealized depreciation[1]	$3,485
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,623
			$2,319		$5,108

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$65,437	Net unrealized appreciation on futures contracts	$13,070
Swap	Credit	Net realized loss on swap contracts	(73)	Net unrealized depreciation on swap contracts	(1,575)
			$65,364		$11,495

Refer to the end of the tables for footnotes.

American Funds Insurance Series	315

American Funds Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$58	Unrealized depreciation[1]	$431
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	686	Unrealized depreciation on open forward currency contracts	150
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	8	Unrealized depreciation[1]	1,017
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	7	Unrealized depreciation[1]	—
			$759		$1,598

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$539	Net unrealized depreciation on futures contracts	$(454)
Forward currency	Currency	Net realized loss on forward currency contracts	(1,292)	Net unrealized appreciation on forward currency contracts	725
Swap	Interest	Net realized gain on swap contracts	94	Net unrealized depreciation on swap contracts	(772)
Swap	Credit	Net realized gain on swap contracts	48	Net unrealized appreciation on swap contracts	9
			$(611)		$(492)

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$6,241	Unrealized depreciation[1]	$13,194
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	3,821	Unrealized depreciation on open forward currency contracts	174
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	15,705	Unrealized depreciation[1]	6,629
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	7,009
			$25,767		$27,006

Refer to the end of the tables for footnotes.

316	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(136,499)	Net unrealized depreciation on futures contracts	$(6,976)
Forward currency	Currency	Net realized gain on forward currency contracts	1,795	Net unrealized appreciation on forward currency contracts	4,002
Swap	Interest	Net realized gain on swap contracts	26,807	Net unrealized appreciation on swap contracts	20,061
Swap	Credit	Net realized gain on swap contracts	1,436	Net unrealized depreciation on swap contracts	(7,083)
			$(106,461)		$10,004

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$672	Unrealized depreciation[1]	$4,659
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	7,008	Unrealized depreciation on open forward currency contracts	2,455
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	10,966
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	486	Unrealized depreciation[1]	19
			$8,166		$18,099

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(7,447)	Net unrealized depreciation on futures contracts	$(3,811)
Forward currency	Currency	Net realized loss on forward currency contracts	(18,216)	Net unrealized appreciation on forward currency contracts	4,071
Swap	Interest	Net realized loss on swap contracts	(2,331)	Net unrealized depreciation on swap contracts	(7,110)
Swap	Credit	Net realized gain on swap contracts	1,535	Net unrealized appreciation on swap contracts	549
			$(26,459)		$(6,301)

American High-Income Trust

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$10	Unrealized depreciation[1]	$98
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	154
			$10		$252

Refer to the end of the tables for footnotes.

American Funds Insurance Series	317

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$1,533	Net unrealized appreciation on futures contracts	$123
Swap	Credit	Net realized loss on swap contracts	(82)	Net unrealized depreciation on swap contracts	(161)
			$1,451		$(38)

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$49	Unrealized depreciation[1]	$124
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	790	Unrealized depreciation[1]	—
			$839		$124

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(2,688)	Net unrealized depreciation on futures contracts	$(79)
Swap	Interest	Net realized gain on swap contracts	3,147	Net unrealized depreciation on swap contracts	(1,585)
			$459		$(1,664)

U.S. Government Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$14,523	Unrealized depreciation[1]	$17,699
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	30,519	Unrealized depreciation[1]	21,723
			$45,042		$39,422

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(52,928)	Net unrealized depreciation on futures contracts	$(3,785)
Swap	Interest	Net realized gain on swap contracts	20,919	Net unrealized depreciation on swap contracts	(7,297)
			$(32,009)		$(11,082)

Refer to the end of the tables for footnotes.

318	American Funds Insurance Series

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$205	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	47	Unrealized depreciation[1]	61
Futures	Equity	Unrealized appreciation[1]	7,547	Unrealized depreciation[1]	1
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	47
			$7,799		$109

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,857)	Net unrealized appreciation on investments in unaffiliated issuers	$399
Futures	Currency	Net realized gain on futures contracts	463	Net unrealized appreciation on futures contracts	52
Futures	Equity	Net realized gain on futures contracts	12,863	Net unrealized appreciation on futures contracts	8,762
Futures	Interest	Net realized loss on futures contracts	(11,442)	Net unrealized appreciation on futures contracts	10
			$(1,973)		$9,223

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$169	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	—	Unrealized depreciation[1]	—
Futures	Equity	Unrealized appreciation[1]	1,024	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	13
			$1,193		$13

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,108)	Net unrealized appreciation on investments in unaffiliated issuers	$327
Futures	Currency	Net realized gain on futures contracts	—	Net unrealized appreciation on futures contracts	—
Futures	Equity	Net realized gain on futures contracts	6,799	Net unrealized appreciation on futures contracts	57
Futures	Interest	Net realized loss on futures contracts	(2,792)	Net unrealized appreciation on futures contracts	1,337
			$2,899		$1,721

Refer to the end of the tables for footnotes.

American Funds Insurance Series	319

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$274	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	68	Unrealized depreciation[1]	5
Futures	Equity	Unrealized appreciation[1]	2,625	Unrealized depreciation[1]	5
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	81
			$2,967		$91

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,288)	Net unrealized appreciation on investments in unaffiliated issuers	$51
Futures	Currency	Net realized gain on futures contracts	270	Net unrealized appreciation on futures contracts	68
Futures	Equity	Net realized gain on futures contracts	1,194	Net unrealized appreciation on futures contracts	2,690
Futures	Interest	Net realized loss on futures contracts	(6,007)	Net unrealized depreciation on futures contracts	(53)
			$(7,831)		$2,756

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$2,485	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	433	Unrealized depreciation[1]	74
Futures	Equity	Unrealized appreciation[1]	16,502	Unrealized depreciation[1]	33
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	177
			$19,420		$284

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(38,643)	Net unrealized appreciation on investments in unaffiliated issuers	$7,712
Futures	Currency	Net realized gain on futures contracts	1,635	Net unrealized appreciation on futures contracts	368
Futures	Equity	Net realized loss on futures contracts	(12,730)	Net unrealized appreciation on futures contracts	17,087
Futures	Interest	Net realized loss on futures contracts	(40,727)	Net unrealized depreciation on futures contracts	(116)
			$(90,465)		$25,051

Refer to the end of the tables for footnotes.

320	American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$383	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	196	Unrealized depreciation[1]	47
Futures	Equity	Unrealized appreciation[1]	13,613	Unrealized depreciation[1]	18
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	162
			$14,192		$227

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(5,894)	Net unrealized appreciation on investments in unaffiliated issuers	$396
Futures	Currency	Net realized gain on futures contracts	1,468	Net unrealized appreciation on futures contracts	158
Futures	Equity	Net realized loss on futures contracts	(9,987)	Net unrealized appreciation on futures contracts	13,720
Futures	Interest	Net realized loss on futures contracts	(39,248)	Net unrealized depreciation on futures contracts	(55)
			$(53,661)		$14,219

[1]	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in each fund’s investment portfolio.

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

American Funds Insurance Series	321

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2022, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Barclays Bank PLC	$—	†	$—	$—	$—	$—	†
Liabilities:
Goldman Sachs	$26		$—	$—	$—	$26
JPMorgan Chase	24		—	—	—	24
Total	$50		$—	$—	$—	$50

International Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
UBS AG	$5	$—	$—	$—	$5

American Funds Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$76	$(29)	$—	$(47)	$—
BNP Paribas	66	(47)	—	—	19
Citibank	113	(28)	—	—	85
Goldman Sachs	92	(8)	—	—	84
HSBC Bank	33	(8)	—	—	25
Morgan Stanley	1	(1)	—	—	—
Standard Chartered Bank	272	(1)	—	—	271
UBS AG	33	(23)	—	—	10
Total	$686	$(145)	$—	$(47)	$494
Liabilities:
Bank of America	$29	$(29)	$—	$—	$—
Bank of New York Mellon	2	—	—	—	2
BNP Paribas	47	(47)	—	—	—
Citibank	28	(28)	—	—	—
Goldman Sachs	8	(8)	—	—	—
HSBC Bank	8	(8)	—	—	—
JPMorgan Chase	3	—	—	—	3
Morgan Stanley	1	(1)	—	—	—
Standard Chartered Bank	1	(1)	—	—	—
UBS AG	23	(23)	—	—	—
Total	$150	$(145)	$—	$—	$5

Refer to the end of the tables for footnotes.

322	American Funds Insurance Series

The Bond Fund of America

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$63	$(59)	$—	$—	$4
HSBC Bank	106	(4)	—	—	102
Morgan Stanley	3,652	(16)	—	(2,380)	1,256
Total	$3,821	$(79)	$—	$(2,380)	$1,362
Liabilities:
Citibank	$59	$(59)	$—	$—	$—
HSBC Bank	4	(4)	—	—	—
JPMorgan Chase	95	—	—	—	95
Morgan Stanley	16	(16)	—	—	—
Total	$174	$(79)	$—	$—	$95

Capital World Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$1,728	$(1,013)	$(59)	$—	$656
BNP Paribas	433	(433)	—	—	—
Citibank	105	—	—	—	105
Goldman Sachs	128	(92)	—	—	36
HSBC Bank	215	(123)	—	(92)	—
JPMorgan Chase	89	—	—	—	89
Morgan Stanley	76	(76)	—	—	—
Standard Chartered Bank	3,616	(8)	—	(2,190)	1,418
UBS AG	618	(478)	—	—	140
Total	$7,008	$(2,223)	$(59)	$(2,282)	$2,444
Liabilities:
Bank of America	$1,013	$(1,013)	$—	$—	$—
BNP Paribas	473	(433)	(40)	—	—
Goldman Sachs	92	(92)	—	—	—
HSBC Bank	123	(123)	—	—	—
Morgan Stanley	268	(76)	—	—	192
Standard Chartered Bank	8	(8)	—	—	—
UBS AG	478	(478)	—	—	—
Total	$2,455	$(2,223)	$(40)	$—	$192

*	Collateral is shown on a settlement basis.
†	Amount less than one thousand.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

American Funds Insurance Series	323

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2022, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest
Global Growth Fund	$782	$700	$71
Global Small Capitalization Fund	264	1	3
Growth Fund	818	41	22
International Fund	5,544	1,191	920
New World Fund	358	110	14
Growth-Income Fund	3,119	674	292
International Growth and Income Fund	995	133	35
Capital Income Builder	103	—	—
Asset Allocation Fund	23	115	9

The reclaims and interest are included in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Additional tax basis disclosures for each fund as of December 31, 2022, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Undistributed ordinary income	$18,515	$1,947	$58,974	$15,623	$8,333	$45,061
Undistributed long-term capital gains	549,285	39,017	1,978,732	—	—	89,689
Capital loss carryforward*	—	—	—	(374,845)	—	—
Gross unrealized appreciation on investments	2,375,954	670,857	11,042,046	1,336,912	734,224	2,118,125
Gross unrealized depreciation on investments	(532,719)	(341,080)	(2,302,474)	(696,377)	(227,842)	(434,198)
Net unrealized appreciation (depreciation) on investments	1,843,235	329,777	8,739,572	640,535	506,382	1,683,927
Cost of investments	5,104,805	2,679,736	22,239,209	6,111,539	2,581,084	7,749,839
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(2)	1	(1)	—	2,307	—

Refer to the end of the tables for footnote.

324	American Funds Insurance Series

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Undistributed ordinary income	$6,716	$117,578	$1,209	$10,957	$120,979	$2,667
Undistributed long-term capital gains	—	1,825,597	—	—	958,605	44,806
Capital loss carryforward*	(72,176)	—	(23,828)	(28,240)	—	—
Gross unrealized appreciation on investments	404,604	11,485,057	40,113	172,719	5,621,631	32,081
Gross unrealized depreciation on investments	(145,788)	(1,261,066)	(38,777)	(48,638)	(1,495,405)	(28,506)
Net unrealized appreciation (depreciation) on investments	258,816	10,223,991	1,336	124,081	4,126,226	3,575
Cost of investments	1,470,280	23,017,328	298,123	1,050,210	21,189,651	360,934
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	1	(2)	1	—	(5)

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Undistributed ordinary income	$58,751	$—	$9,376	$529	$2,708	$8,185
Capital loss carryforward*	(907,300)	(133,685)	(298,537)	(9,549)	(1)	(177,836)
Gross unrealized appreciation on investments	59,386	15,710	31,393	1,496	27	52,241
Gross unrealized depreciation on investments	(845,293)	(205,368)	(114,413)	(3,313)	(84)	(124,942)
Net unrealized appreciation (depreciation) on investments	(785,907)	(189,658)	(83,020)	(1,817)	(57)	(72,701)
Cost of investments	11,952,694	1,666,306	899,803	109,898	423,636	1,796,326
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(18,935)	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$5,720	$1,966	$5,613	$29,224	$35,270
Undistributed long-term capital gains	105,958	8,883	41,991	263,419	248,376
Capital loss carryforward utilized	—	12,234	23,718	—	—
Gross unrealized appreciation on investments	1,057	229	981	10,979	1,506
Gross unrealized depreciation on investments	(130,250)	(34,019)	(46,563)	(168,097)	(129,608)
Net unrealized appreciation (depreciation) on investments	(129,193)	(33,790)	(45,582)	(157,118)	(128,102)
Cost of investments	569,814	156,568	362,881	2,216,048	2,296,114

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

American Funds Insurance Series	325

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$39,498	$361,119	$400,617	$23,870	$193,074	$216,944
Class 1A	141	1,617	1,758	55	645	700
Class 2	32,689	386,947	419,636	15,210	221,402	236,612
Class 4	4,312	66,240	70,552	1,339	30,748	32,087
Total	$76,640	$815,923	$892,563	$40,474	$445,869	$486,343

Global Small Capitalization Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$47,544	$285,173	$332,717	$—	$55,655	$55,655
Class 1A	209	1,252	1,461	—	39	39
Class 2	94,748	568,298	663,046	—	60,246	60,246
Class 4	13,417	80,475	93,892	—	7,215	7,215
Total	$155,918	$935,198	$1,091,116	$—	$123,155	$123,155

Growth Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$319,915	$1,912,725	$2,232,640	$181,380	$2,073,422	$2,254,802
Class 1A	3,677	23,411	27,088	701	9,031	9,732
Class 2	311,929	2,152,577	2,464,506	167,439	2,610,409	2,777,848
Class 3	4,207	28,163	32,370	2,435	35,107	37,542
Class 4	43,665	340,245	383,910	17,483	340,551	358,034
Total	$683,393	$4,457,121	$5,140,514	$369,438	$5,068,520	$5,437,958

International Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$94,903	$448,918	$543,821	$131,730	$—	$131,730
Class 1A	281	1,398	1,679	281	—	281
Class 2	86,539	450,228	536,767	105,815	—	105,815
Class 3	431	2,195	2,626	545	—	545
Class 4	9,244	52,350	61,594	10,725	—	10,725
Total	$191,398	$955,089	$1,146,487	$249,096	$—	$249,096

326	American Funds Insurance Series

New World Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$60,201	$129,123	$189,324	$26,785	$78,257	$105,042
Class 1A	317	724	1,041	77	273	350
Class 2	26,575	61,661	88,236	9,450	36,498	45,948
Class 4	22,718	56,063	78,781	5,794	28,566	34,360
Total	$109,811	$247,571	$357,382	$42,106	$143,594	$185,700

Washington Mutual Investors Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$351,097	$1,068,126	$1,419,223	$104,666	$—	$104,666
Class 1A	3,359	10,665	14,024	2,211	—	2,211
Class 2	173,751	551,636	725,387	46,652	—	46,652
Class 4	61,406	196,768	258,174	12,620	—	12,620
Total	$589,613	$1,827,195	$2,416,808	$166,149	$—	$166,149

Capital World Growth and Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$32,166	$109,599	$141,765	$14,543	$16,997	$31,540
Class 1A	337	1,188	1,525	99	67	166
Class 2	57,060	205,827	262,887	20,948	29,988	50,936
Class 4	10,246	37,875	48,121	3,094	4,436	7,530
Total	$99,809	$354,489	$454,298	$38,684	$51,488	$90,172

Growth-Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$597,601	$1,754,172	$2,351,773	$328,564	$239,575	$568,139
Class 1A	784	2,464	3,248	308	185	493
Class 2	328,556	1,071,265	1,399,821	164,258	145,765	310,023
Class 3	3,597	11,428	15,025	1,864	1,578	3,442
Class 4	41,526	145,017	186,543	16,599	16,418	33,017
Total	$972,064	$2,984,346	$3,956,410	$511,593	$403,521	$915,114

International Growth and Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$397	$6,104	$6,501	$4,585	$—	$4,585
Class 1A	147	2,108	2,255	140	—	140
Class 2	4,951	81,276	86,227	6,218	—	6,218
Class 4	3,387	55,677	59,064	3,589	—	3,589
Total	$8,882	$145,165	$154,047	$14,532	$—	$14,532

American Funds Insurance Series	327

Capital Income Builder

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$17,636	$—	$17,636	$16,222	$—	$16,222
Class 1A	270	—	270	218	—	218
Class 2	354	—	354	315	—	315
Class 4	13,728	—	13,728	13,009	—	13,009
Total	$31,988	$—	$31,988	$29,764	$—	$29,764

Asset Allocation Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$476,426	$1,525,081	$2,001,507	$424,814	$579,353	$1,004,167
Class 1A	708	2,098	2,806	423	457	880
Class 2	124,332	440,697	565,029	108,045	154,751	262,796
Class 3	845	2,914	3,759	717	976	1,693
Class 4	142,374	538,249	680,623	107,752	164,028	271,780
Total	$744,685	$2,509,039	$3,253,724	$641,751	$899,565	$1,541,316

American Funds Global Balanced Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$72	$498	$570	$1,680	$6,058	$7,738
Class 1A	2	13	15	45	189	234
Class 2	123	850	973	2,431	10,638	13,069
Class 4	85	589	674	1,305	6,901	8,206
Total	$282	$1,950	$2,232	$5,461	$23,786	$29,247

The Bond Fund of America

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$235,158	$60,668	$295,826	$301,454	$133,858	$435,312
Class 1A	7,470	1,700	9,170	408	193	601
Class 2	98,333	27,763	126,096	138,464	69,578	208,042
Class 4	24,749	7,113	31,862	28,710	14,777	43,487
Total	$365,710	$97,244	$462,954	$469,036	$218,406	$687,442

Capital World Bond Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$2,151	$11,752	$13,903	$34,401	$10,279	$44,680
Class 1A	3	20	23	34	7	41
Class 2	2,087	13,752	15,839	33,715	10,855	44,570
Class 4	120	945	1,065	1,845	612	2,457
Total	$4,361	$26,469	$30,830	$69,995	$21,753	$91,748

328	American Funds Insurance Series

American High-Income Trust

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$18,444		$—	$18,444		$11,054	$—	$11,054
Class 1A	100		—	100		59	—	59
Class 2	42,707		—	42,707		28,636	—	28,636
Class 3	694		—	694		429	—	429
Class 4	5,827		—	5,827		3,238	—	3,238
Total	$67,772		$—	$67,772		$43,416	$—	$43,416

American Funds Mortgage Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$15		$—	$15		$6,294	$3,087	$9,381
Class 1A	37		—	37		39	18	57
Class 2	995		—	995		1,448	784	2,232
Class 4	746		—	746		936	551	1,487
Total	$1,793		$—	$1,793		$8,717	$4,440	$13,157

Ultra-Short Bond Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$348		$—	$348		$—	$—	$—
Class 1A	—	†	—	—	†	—	—	—
Class 2	1,570		—	1,570		—	—	—
Class 3	26		—	26		—	—	—
Class 4	293		—	293		—	—	—
Total	$2,237		$—	$2,237		$—	$—	$—

U.S. Government Securities Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$10,360		$—	$10,360		$30,987	$9,355	$40,342
Class 1A	153		—	153		389	129	518
Class 2	42,631		—	42,631		108,143	36,124	144,267
Class 3	292		—	292		714	234	948
Class 4	7,040		—	7,040		17,596	6,057	23,653
Total	$60,476		$—	$60,476		$157,829	$51,899	$209,728

Refer to the end of the tables for footnote.

American Funds Insurance Series	329

Managed Risk Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$162	$1,634	$1,796	$106	$409	$515
Class P2	6,629	81,821	88,450	3,159	23,710	26,869
Total	$6,791	$83,455	$90,246	$3,265	$24,119	$27,384

Managed Risk International Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$69	$—	$69	$14	$—	$14
Class P2	4,206	—	4,206	917	—	917
Total	$4,275	$—	$4,275	$931	$—	$931

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$127	$—	$127	$40	$—	$40
Class P2	14,544	—	14,544	5,979	—	5,979
Total	$14,671	$—	$14,671	$6,019	$—	$6,019

Managed Risk Growth-Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$43,232	$44,484	$87,716	$30,716	$29,380	$60,096
Class P2	5,626	6,461	12,087	3,713	4,359	8,072
Total	$48,858	$50,945	$99,803	$34,429	$33,739	$68,168

Managed Risk Asset Allocation Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$176	$254	$430	$114	$—	$114
Class P2	51,616	86,918	138,534	38,113	—	38,113
Total	$51,792	$87,172	$138,964	$38,227	$—	$38,227

†	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

330	American Funds Insurance Series

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

The series’ board of trustees approved a revised investment advisory and services agreement effective May 1, 2022. The revised agreement provides investment advisory services fees based on revised annual rates and net asset levels for some of the funds. The following table discloses the annual rates and net asset levels before and after the revised contract became effective:

	Prior to May 1, 2022				Effective May 1, 2022
	Rates		Net asset levels (in billions)		Rates		Net asset levels (in billions)
Fund	Beginning with	Ending with	Up to	In excess of	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.690%	.445%	$.6	$8.0	.475%	.435%	$15.0	$15.0
Global Small Capitalization Fund	.800	.635	.6	5.0	.647	.615	15.0	15.0
Growth Fund	.500	.280	.6	34.0	.500	.275	.6	44.0
International Fund	.690	.430	.5	21.0	.478	.430	15.0	21.0
New World Fund	.850	.580	.5	4.0	.577	.510	15.0	15.0
Washington Mutual Investors Fund	.500	.350	.6	10.5	.374	.350	15.0	15.0
Capital World Growth and Income Fund	.690	.480	.6	3.0	.475	.435	15.0	15.0
Growth-Income Fund	.500	.219	.6	34.0	.500	.217	.6	44.0
International Growth and Income Fund	.690	.500	.5	1.5	.478	.450	15.0	15.0
Capital Income Builder	.500	.410	.6	1.0	.357	.330	15.0	15.0
Asset Allocation Fund	.500	.240	.6	21.0	.500	.236	.6	34.0
American Funds Global Balanced Fund	.660	.510	.5	1.0	.446	.420	15.0	15.0
The Bond Fund of America	.480	.320	.6	13.0	.352	.320	15.0	15.0
Capital World Bond Fund	.570	.450	1.0	3.0	.431	.360	15.0	15.0
American High-Income Trust	.500	.420	.6	2.0	.404	.386	15.0	15.0
American Funds Mortgage Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.257	.242	15.0	15.0
U.S. Government Securities Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the year ended December 31, 2022, CRMC waived $1,000 in fees for Growth Fund in advance of the revised investment advisory and service agreement effective May 1, 2022. CRMC also waived a portion of its investment advisory services fees for the following funds based on the rates listed:

Fund	Waiver rates prior to May 1, 2022	Waiver rates effective May 1, 2022
Global Growth Fund	Not applicable	.11%
Global Small Capitalization Fund	Not applicable	.05
New World Fund	.18%	.07
Washington Mutual Investors Fund	.16	.11
Capital World Growth and Income Fund	.23	.14
International Growth and Income Fund	.14	.01
Capital Income Builder	.25	.14
American Funds Global Balanced Fund	Not applicable	.01
The Bond Fund of America	.19	.19
Capital World Bond Fund	.10	.10
American High-Income Trust	.19	.14
American Funds Mortgage Fund	.21	.12
U.S. Government Securities Fund	.16	.12
Managed Risk Growth Fund	.05	.05
Managed Risk International Fund	.05	.05
Managed Risk Washington Mutual Investors Fund	.05	.05
Managed Risk Growth-Income Fund	.05	.05
Managed Risk Asset Allocation Fund	.05	.05

American Funds Insurance Series	331

The waiver rates for each fund, except Growth Fund, will be in effect through at least May 1, 2023, and may only be modified or terminated with the approval of the series’ board. For the year ended December 31, 2022, total investment advisory services fees waived by CRMC were $58,051,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2022, before waiver	2022, after waiver
Global Growth Fund	.475%	.435%	$15.0	$15.0	.485%	.415%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.668	.637
Growth Fund	.500	.275	.6	44.0	.313	.313
International Fund	.478	.430	15.0	21.0	.485	.485
New World Fund	.577	.510	15.0	15.0	.619	.509
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.378	.230
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.518	.364
Growth-Income Fund	.500	.217	.6	44.0	.254	.254
International Growth and Income Fund	.478	.450	15.0	15.0	.555	.460
Capital Income Builder	.357	.330	15.0	15.0	.395	.218
Asset Allocation Fund	.500	.236	.6	34.0	.265	.265
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.523	.517
The Bond Fund of America	.352	.320	15.0	15.0	.354	.164
Capital World Bond Fund	.431	.360	15.0	15.0	.471	.433
American High-Income Trust	.404	.386	15.0	15.0	.433	.275
American Funds Mortgage Fund	.295	.280	15.0	15.0	.346	.189
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.275	.275
U.S. Government Securities Fund	.295	.280	15.0	15.0	.319	.184
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

332	American Funds Insurance Series

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,002
Class 1A	$—	$37	4
Class 2	8,754	Not applicable	1,050
Class 4	1,500	1,500	180
Total class-specific expenses	$10,254	$1,537	$2,236

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$308
Class 1A	$—	$11	1
Class 2	4,837	Not applicable	581
Class 4	688	688	83
Total class-specific expenses	$5,525	$699	$973

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,542
Class 1A	$—	$407	49
Class 2	41,888	Not applicable	5,026
Class 3	403	Not applicable	67
Class 4	6,532	6,532	784
Total class-specific expenses	$48,823	$6,939	$10,468

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,036
Class 1A	$—	$26	3
Class 2	8,573	Not applicable	1,029
Class 3	30	Not applicable	5
Class 4	982	982	118
Total class-specific expenses	$9,585	$1,008	$2,191

American Funds Insurance Series	333

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$535
Class 1A	$—	$25	3
Class 2	2,101	Not applicable	252
Class 4	1,898	1,898	228
Total class-specific expenses	$3,999	$1,923	$1,018

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,738
Class 1A	$—	$243	29
Class 2	7,376	Not applicable	885
Class 4	2,639	2,639	317
Total class-specific expenses	$10,015	$2,882	$2,969

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$175
Class 1A	$—	$15	2
Class 2	2,689	Not applicable	323
Class 4	483	484	58
Total class-specific expenses	$3,172	$499	$558

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6,289
Class 1A	$—	$73	9
Class 2	31,403	Not applicable	3,768
Class 3	245	Not applicable	41
Class 4	4,213	4,213	505
Total class-specific expenses	$35,861	$4,286	$10,612

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4
Class 1A	$—	$12	2
Class 2	432	Not applicable	52
Class 4	294	294	35
Total class-specific expenses	$726	$306	$93

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$170
Class 1A	$—	$24	3
Class 2	31	Not applicable	4
Class 4	1,337	1,338	160
Total class-specific expenses	$1,368	$1,362	$337

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,850
Class 1A	$—	$62	8
Class 2	11,503	Not applicable	1,380
Class 3	55	Not applicable	9
Class 4	14,002	14,002	1,680
Total class-specific expenses	$25,560	$14,064	$7,927

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$31
Class 1A	$—	$7	1
Class 2	428	Not applicable	51
Class 4	293	293	35
Total class-specific expenses	$721	$300	$118

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2,100
Class 1A	$—	$354	43
Class 2	7,903	Not applicable	948
Class 4	2,027	2,027	243
Total class-specific expenses	$9,930	$2,381	$3,334

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$222
Class 1A	$—	$4	—	*
Class 2	2,109	Not applicable	253
Class 4	142	142	17
Total class-specific expenses	$2,251	$146	$492

Refer to the end of the tables for footnote.

334	American Funds Insurance Series

American High-Income Trust

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$71
Class 1A	$—	$3	—	*
Class 2	1,440	Not applicable	173
Class 3	16	Not applicable	3
Class 4	200	200	24
Total class-specific expenses	$1,656	$203	$271

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3
Class 1A	$—	$4	1
Class 2	127	Not applicable	15
Class 4	101	101	12
Total class-specific expenses	$228	$105	$31

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$14
Class 1A	$—	$—	—	*
Class 2	707	Not applicable	85
Class 3	9	Not applicable	1
Class 4	173	173	21
Total class-specific expenses	$889	$173	$121

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$81
Class 1A	$—	$10	1
Class 2	2,967	Not applicable	356
Class 3	15	Not applicable	3
Class 4	512	512	62
Total class-specific expenses	$3,494	$522	$503

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$25
Class P2	$1,219	1,219
Total class-specific expenses	$1,219	$1,244

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4
Class P2	$342	342
Total class-specific expenses	$342	$346

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$6
Class P2	$824	824
Total class-specific expenses	$824	$830

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,945
Class P2	$720	720
Total class-specific expenses	$720	$5,665

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$18
Class P2	$5,935	5,935
Total class-specific expenses	$5,935	$5,953

*	Amount less than one thousand.

American Funds Insurance Series	335

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2022, total fees and expenses reimbursed by CRMC were $32,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Decrease in value of deferred amounts	Total trustees’ compensation
Global Growth Fund	$21		$(11)	$10
Global Small Capitalization Fund	10		(5)	5
Growth Fund	99		(54)	45
International Fund	21		(11)	10
New World Fund	10		(5)	5
Washington Mutual Investors Fund	27		(16)	11
Capital World Growth and Income Fund	5		(3)	2
Growth-Income Fund	98		(56)	42
International Growth and Income Fund	1		— *	1
Capital Income Builder	3		(2)	1
Asset Allocation Fund	73		(43)	30
American Funds Global Balanced Fund	1		(1)	—	*
The Bond Fund of America	31		(19)	12
Capital World Bond Fund	5		(3)	2
American High-Income Trust	3		(1)	2
American Funds Mortgage Fund	—	*	— *	—	*
Ultra-Short Bond Fund	1		(1)	—	*
U.S. Government Securities Fund	5		(3)	2
Managed Risk Growth Fund	2		(1)	1
Managed Risk International Fund	—	*	— *	—	*
Managed Risk Washington Mutual Investors Fund	1		(1)	—	*
Managed Risk Growth-Income Fund	6		(4)	2
Managed Risk Asset Allocation Fund	7		(4)	3

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

336	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized loss or gain from such sales, if any, as of December 31, 2022 (dollars in thousands):

Fund	Purchases	Sales	Net realized (loss) gain
Global Growth Fund	$49,680	$71,818	$(20,300)
Global Small Capitalization Fund	57,920	34,601	1,035
Growth Fund	261,401	361,390	36,542
International Fund	104,003	132,023	(15,330)
New World Fund	32,986	51,119	1,384
Washington Mutual Investors Fund	78,899	86,050	(13,933)
Capital World Growth and Income Fund	29,485	42,194	(1,316)
Growth-Income Fund	260,856	367,634	60,804
International Growth and Income Fund	3,035	3,711	(301)
Capital Income Builder	11,219	9,127	1,159
Asset Allocation Fund	217,739	147,808	(22,154)
American Funds Global Balanced Fund	2,864	3,686	(19)
The Bond Fund of America	1,289	6,983	(541)
Capital World Bond Fund	58	14,120	(947)
American High-Income Trust	57	29,194	(1,415)

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2022.

American Funds Insurance Series	337

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$434,070	13,042	$400,617	12,733	$(553,744)	(16,845)	$280,943	8,930
Class 1A	2,997	91	1,758	56	(2,085)	(65)	2,670	82
Class 2	92,048	2,700	419,636	13,511	(295,933)	(9,100)	215,751	7,111
Class 4	99,092	2,978	70,552	2,294	(71,372)	(2,195)	98,272	3,077
Total net increase (decrease)	$628,207	18,811	$892,563	28,594	$(923,134)	(28,205)	$597,636	19,200

Year ended December 31, 2021

Class 1	$683,154	15,421	$216,944	5,062	$(307,264)	(6,960)	$592,834	13,523
Class 1A	6,731	151	700	17	(2,591)	(58)	4,840	110
Class 2	69,770	1,607	236,612	5,601	(588,817)	(13,514)	(282,435)	(6,306)
Class 4	167,855	3,876	32,087	766	(48,523)	(1,127)	151,419	3,515
Total net increase (decrease)	$927,510	21,055	$486,343	11,446	$(947,195)	(21,659)	$466,658	10,842

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$187,481	9,235	$331,498	19,030	$(570,697)	(21,774)	$(51,718)	6,491
Class 1A	989	43	1,461	85	(276)	(15)	2,174	113
Class 2	111,019	5,043	663,046	40,307	(118,512)	(6,722)	655,553	38,628
Class 4	56,480	2,653	93,892	5,707	(34,387)	(1,715)	115,985	6,645
Total net increase (decrease)	$355,969	16,974	$1,089,897	65,129	$(723,872)	(30,226)	$721,994	51,877

Year ended December 31, 2021

Class 1	$216,763	6,235	$55,510	1,581	$(1,077,292)	(31,128)	$(805,019)	(23,312)
Class 1A	4,095	118	39	1	(153)	(4)	3,981	115
Class 2	59,596	1,785	60,246	1,778	(374,611)	(11,071)	(254,769)	(7,508)
Class 4	89,704	2,662	7,215	212	(30,621)	(901)	66,298	1,973
Total net increase (decrease)	$370,158	10,800	$123,010	3,572	$(1,482,677)	(43,104)	$(989,509)	(28,732)

Refer to the end of the tables for footnotes.

338	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,593,666	29,149	$2,228,505	26,120	$(3,051,097)	(31,275)	$1,771,074	23,994
Class 1A	133,124	1,387	27,088	320	(15,271)	(181)	144,941	1,526
Class 2	520,092	5,686	2,464,507	29,214	(1,621,163)	(17,346)	1,363,436	17,554
Class 3	1,224	14	32,371	376	(28,004)	(296)	5,591	94
Class 4	409,323	4,647	383,909	4,657	(227,877)	(2,558)	565,355	6,746
Total net increase (decrease)	$3,657,429	40,883	$5,136,380	60,687	$(4,943,412)	(51,656)	$3,850,397	49,914

Year ended December 31, 2021

Class 1	$2,916,865	22,963	$2,251,516	19,653	$(2,207,142)	(17,684)	$2,961,239	24,932
Class 1A	68,640	560	9,733	86	(25,312)	(198)	53,061	448
Class 2	432,245	3,495	2,777,848	24,558	(3,289,822)	(26,755)	(79,729)	1,298
Class 3	1,972	15	37,541	326	(37,449)	(298)	2,064	43
Class 4	553,762	4,582	358,034	3,232	(224,958)	(1,864)	686,838	5,950
Total net increase (decrease)	$3,973,484	31,615	$5,434,672	47,855	$(5,784,683)	(46,799)	$3,623,473	32,671

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$280,536	15,960	$543,821	32,473	$(1,015,741)	(51,244)	$(191,384)	(2,811)
Class 1A	2,247	127	1,679	101	(1,009)	(63)	2,917	165
Class 2	189,379	10,637	536,766	32,189	(347,301)	(20,471)	378,844	22,355
Class 3	87	5	2,627	156	(1,366)	(79)	1,348	82
Class 4	65,571	3,703	61,594	3,751	(53,681)	(3,200)	73,484	4,254
Total net increase (decrease)	$537,820	30,432	$1,146,487	68,670	$(1,419,098)	(75,057)	$265,209	24,045

Year ended December 31, 2021

Class 1	$366,681	15,339	$131,729	5,782	$(1,253,303)	(51,135)	$(754,893)	(30,014)
Class 1A	4,570	192	281	13	(2,479)	(103)	2,372	102
Class 2	264,867	11,161	105,815	4,673	(502,502)	(20,818)	(131,820)	(4,984)
Class 3	125	5	546	24	(3,534)	(146)	(2,863)	(117)
Class 4	95,888	4,069	10,725	480	(51,434)	(2,169)	55,179	2,380
Total net increase (decrease)	$732,131	30,766	$249,096	10,972	$(1,813,252)	(74,371)	$(832,025)	(32,633)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	339

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$91,026	3,688	$189,325	7,939	$(434,293)	(16,140)	$(153,942)	(4,513)
Class 1A	1,549	60	1,040	44	(1,769)	(76)	820	28
Class 2	72,626	2,937	88,236	3,744	(163,288)	(6,534)	(2,426)	147
Class 4	133,209	5,310	78,780	3,371	(133,462)	(5,583)	78,527	3,098
Total net increase (decrease)	$298,410	11,995	$357,381	15,098	$(732,812)	(28,333)	$(77,021)	(1,240)

Year ended December 31, 2021

Class 1	$180,001	5,517	$104,795	3,183	$(165,865)	(5,053)	$118,931	3,647
Class 1A	14,137	436	350	11	(21,114)	(642)	(6,627)	(195)
Class 2	82,347	2,547	45,947	1,410	(159,868)	(4,915)	(31,574)	(958)
Class 4	135,084	4,224	34,360	1,061	(74,083)	(2,295)	95,361	2,990
Total net increase (decrease)	$411,569	12,724	$185,452	5,665	$(420,930)	(12,905)	$176,091	5,484

Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$311,628	22,333	$1,412,614	106,476	$(1,024,832)	(69,053)	$699,410	59,756
Class 1A	33,907	2,321	14,025	1,066	(125,110)	(7,699)	(77,178)	(4,312)
Class 2	48,719	3,523	725,386	55,707	(414,058)	(28,659)	360,047	30,571
Class 4	238,615	16,711	258,174	20,025	(148,002)	(10,093)	348,787	26,643
Total net increase (decrease)	$632,869	44,888	$2,410,199	183,274	$(1,712,002)	(115,504)	$1,331,066	112,658

Year ended December 31, 2021

Class 1	$740,227	42,419	$104,068	6,017	$(1,150,862)	(70,448)	$(306,567)	(22,012)
Class 1A	128,020	7,779	2,211	129	(4,020)	(244)	126,211	7,664
Class 2	51,950	3,263	46,652	2,739	(508,810)	(31,581)	(410,208)	(25,579)
Class 4	156,222	9,709	12,620	746	(66,538)	(4,145)	102,304	6,310
Total net increase (decrease)	$1,076,419	63,170	$165,551	9,631	$(1,730,230)	(106,418)	$(488,260)	(33,617)

Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$286,528	22,239	$137,343	10,946	$(434,782)	(30,278)	$(10,911)	2,907
Class 1A	1,618	116	1,525	122	(1,079)	(91)	2,064	147
Class 2	15,274	1,157	262,887	21,001	(144,703)	(10,617)	133,458	11,541
Class 4	25,643	1,909	48,121	3,940	(22,999)	(1,756)	50,765	4,093
Total net increase (decrease)	$329,063	25,421	$449,876	36,009	$(603,563)	(42,742)	$175,376	18,688

Year ended December 31, 2021

Class 1	$171,552	9,531	$30,555	1,698	$(117,328)	(6,578)	$84,779	4,651
Class 1A	4,092	231	166	9	(605)	(34)	3,653	206
Class 2	21,440	1,205	50,935	2,838	(216,241)	(12,206)	(143,866)	(8,163)
Class 4	49,326	2,833	7,530	427	(16,390)	(939)	40,466	2,321
Total net increase (decrease)	$246,410	13,800	$89,186	4,972	$(350,564)	(19,757)	$(14,968)	(985)

Refer to the end of the tables for footnotes.

340	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,026,623	38,323	$2,348,918	43,972	$(3,853,406)	(68,861)	$522,135	13,434
Class 1A	4,813	89	3,248	61	(3,333)	(64)	4,728	86
Class 2	119,436	2,219	1,399,821	26,589	(1,455,432)	(26,710)	63,825	2,098
Class 3	766	15	15,025	280	(15,511)	(279)	280	16
Class 4	180,173	3,342	186,543	3,596	(153,528)	(2,879)	213,188	4,059
Total net increase (decrease)	$2,331,811	43,988	$3,953,555	74,498	$(5,481,210)	(98,793)	$804,156	19,693

Year ended December 31, 2021

Class 1	$778,306	12,603	$567,351	8,928	$(3,472,494)	(56,343)	$(2,126,837)	(34,812)
Class 1A	14,065	224	493	8	(2,433)	(39)	12,125	193
Class 2	143,239	2,361	310,023	4,964	(2,027,406)	(33,135)	(1,574,144)	(25,810)
Class 3	1,007	16	3,442	54	(23,575)	(379)	(19,126)	(309)
Class 4	302,016	4,995	33,018	536	(132,399)	(2,191)	202,635	3,340
Total net increase (decrease)	$1,238,633	20,199	$914,327	14,490	$(5,658,307)	(92,087)	$(3,505,347)	(57,398)

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,793	220	$6,501	686	$(16,761)	(946)	$(7,467)	(40)
Class 1A	1,041	92	2,255	244	(921)	(61)	2,375	275
Class 2	7,743	664	86,227	9,344	(24,550)	(2,262)	69,420	7,746
Class 4	23,335	2,027	59,065	6,499	(13,968)	(1,295)	68,432	7,231
Total net increase (decrease)	$34,912	3,003	$154,048	16,773	$(56,200)	(4,564)	$132,760	15,212

Year ended December 31, 2021

Class 1	$48,015	2,368	$4,294	210	$(1,169,382)	(59,936)	$(1,117,073)	(57,358)
Class 1A	2,986	152	141	7	(561)	(28)	2,566	131
Class 2	8,004	401	6,218	322	(29,755)	(1,507)	(15,533)	(784)
Class 4	27,229	1,381	3,589	188	(13,127)	(671)	17,691	898
Total net increase (decrease)	$86,234	4,302	$14,242	727	$(1,212,825)	(62,142)	$(1,112,349)	(57,113)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	341

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$177,351	15,800	$17,636	1,573	$(114,944)	(10,289)	$80,043	7,084
Class 1A	2,218	196	270	24	(1,259)	(111)	1,229	109
Class 2	2,390	211	355	32	(1,006)	(88)	1,739	155
Class 4	94,517	8,303	13,728	1,228	(81,854)	(7,293)	26,391	2,238
Total net increase (decrease)	$276,476	24,510	$31,989	2,857	$(199,063)	(17,781)	$109,402	9,586

Year ended December 31, 2021

Class 1	$107,711	9,192	$16,222	1,379	$(252,397)	(21,377)	$(128,464)	(10,806)
Class 1A	2,434	206	218	19	(451)	(39)	2,201	186
Class 2	5,007	428	315	27	(1,572)	(134)	3,750	321
Class 4	70,040	6,029	13,009	1,105	(42,227)	(3,629)	40,822	3,505
Total net increase (decrease)	$185,192	15,855	$29,764	2,530	$(296,647)	(25,179)	$(81,691)	(6,794)

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$1,365,105	57,634	$2,001,507	85,450	$(2,607,782)	(108,817)	$758,830	34,267
Class 1A	8,603	375	2,806	121	(2,839)	(126)	8,570	370
Class 2	58,248	2,413	565,030	24,435	(581,503)	(24,252)	41,775	2,596
Class 3	126	5	3,759	160	(3,377)	(141)	508	24
Class 4	332,209	13,862	680,622	29,650	(423,984)	(17,975)	588,847	25,537
Total net increase (decrease)	$1,764,291	74,289	$3,253,724	139,816	$(3,619,485)	(151,311)	$1,398,530	62,794

Year ended December 31, 2021

Class 1	$1,077,099	38,077	$1,004,165	35,557	$(4,395,063)	(151,941)	$(2,313,799)	(78,307)
Class 1A	8,925	315	880	31	(1,749)	(63)	8,056	283
Class 2	117,974	4,243	262,797	9,420	(649,009)	(23,286)	(268,238)	(9,623)
Class 3	1,030	36	1,693	60	(2,340)	(83)	383	13
Class 4	687,105	24,820	271,781	9,809	(264,761)	(9,619)	694,125	25,010
Total net increase (decrease)	$1,892,133	67,491	$1,541,316	54,877	$(5,312,922)	(184,992)	$(1,879,473)	(62,624)

Refer to the end of the tables for footnotes.

342	American Funds Insurance Series

American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$37,857	3,046	$570	44	$(45,473)	(3,593)	$(7,046)	(503)
Class 1A	160	12	15	1	(857)	(63)	(682)	(50)
Class 2	3,979	308	974	74	(24,238)	(1,876)	(19,285)	(1,494)
Class 4	9,992	779	674	52	(14,316)	(1,139)	(3,650)	(308)
Total net increase (decrease)	$51,988	4,145	$2,233	171	$(84,884)	(6,671)	$(30,663)	(2,355)

Year ended December 31, 2021

Class 1	$9,259	623	$7,739	533	$(40,506)	(2,798)	$(23,508)	(1,642)
Class 1A	925	63	233	16	(252)	(17)	906	62
Class 2	5,621	383	13,069	902	(27,137)	(1,828)	(8,447)	(543)
Class 4	28,503	1,957	8,206	572	(10,476)	(713)	26,233	1,816
Total net increase (decrease)	$44,308	3,026	$29,247	2,023	$(78,371)	(5,356)	$(4,816)	(307)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$1,045,629	102,870	$293,730	29,996	$(2,254,686)	(218,872)	$(915,327)	(86,006)
Class 1A	222,556	22,066	9,170	944	(5,163)	(515)	226,563	22,495
Class 2	49,800	5,005	126,095	13,059	(487,579)	(48,690)	(311,684)	(30,626)
Class 4	123,107	12,517	31,861	3,314	(113,670)	(11,505)	41,298	4,326
Total net increase (decrease)	$1,441,092	142,458	$460,856	47,313	$(2,861,098)	(279,582)	$(959,150)	(89,811)

Year ended December 31, 2021

Class 1	$2,441,954	212,866	$432,376	38,456	$(737,146)	(64,100)	$2,137,184	187,222
Class 1A	5,329	464	601	54	(2,565)	(223)	3,365	295
Class 2	204,371	17,879	208,042	18,765	(302,247)	(26,735)	110,166	9,909
Class 4	240,539	21,228	43,487	3,939	(60,173)	(5,327)	223,853	19,840
Total net increase (decrease)	$2,892,193	252,437	$684,506	61,214	$(1,102,131)	(96,385)	$2,474,568	217,266

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$63,069	6,354	$13,903	1,398	$(234,228)	(22,105)	$(157,256)	(14,353)
Class 1A	470	46	24	2	(371)	(38)	123	10
Class 2	32,696	3,225	15,838	1,606	(121,387)	(11,954)	(72,853)	(7,123)
Class 4	7,078	688	1,065	109	(8,255)	(838)	(112)	(41)
Total net increase (decrease)	$103,313	10,313	$30,830	3,115	$(364,241)	(34,935)	$(230,098)	(21,507)

Year ended December 31, 2021

Class 1	$129,119	10,361	$44,414	3,661	$(305,638)	(24,399)	$(132,105)	(10,377)
Class 1A	1,155	95	40	3	(261)	(21)	934	77
Class 2	83,201	6,733	44,570	3,700	(58,585)	(4,813)	69,186	5,620
Class 4	19,357	1,604	2,457	206	(11,624)	(951)	10,190	859
Total net increase (decrease)	$232,832	18,793	$91,481	7,570	$(376,108)	(30,184)	$(51,795)	(3,821)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	343

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$29,406	3,042	$17,917	2,062	$(58,971)	(6,116)	$(11,648)	(1,012)
Class 1A	362	39	100	11	(426)	(45)	36	5
Class 2	7,171	758	42,707	5,019	(98,679)	(10,782)	(48,801)	(5,005)
Class 3	432	46	695	79	(1,385)	(149)	(258)	(24)
Class 4	65,309	6,490	5,827	619	(70,275)	(6,997)	861	112
Total net increase (decrease)	$102,680	10,375	$67,246	7,790	$(229,736)	(24,089)	$(59,810)	(5,924)

Year ended December 31, 2021

Class 1	$160,559	15,547	$10,757	1,060	$(19,514)	(1,906)	$151,802	14,701
Class 1A	915	89	59	5	(548)	(53)	426	41
Class 2	20,019	2,003	28,636	2,874	(66,675)	(6,630)	(18,020)	(1,753)
Class 3	908	88	429	42	(1,328)	(129)	9	1
Class 4	143,656	13,002	3,238	295	(128,886)	(11,648)	18,008	1,649
Total net increase (decrease)	$326,057	30,729	$43,119	4,276	$(216,951)	(20,366)	$152,225	14,639

American Funds Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$784	78	$15	2	$(229,165)	(21,726)	$(228,366)	(21,646)
Class 1A	662	67	37	4	(1,033)	(103)	(334)	(32)
Class 2	3,214	326	995	103	(9,402)	(951)	(5,193)	(522)
Class 4	10,671	1,091	746	78	(9,016)	(920)	2,401	249
Total net increase (decrease)	$15,331	1,562	$1,793	187	$(248,616)	(23,700)	$(231,492)	(21,951)

Year ended December 31, 2021

Class 1	$35,679	3,267	$9,382	880	$(27,270)	(2,517)	$17,791	1,630
Class 1A	1,498	139	57	5	(436)	(40)	1,119	104
Class 2	6,415	588	2,232	210	(5,928)	(547)	2,719	251
Class 4	11,056	1,029	1,486	142	(4,892)	(457)	7,650	714
Total net increase (decrease)	$54,648	5,023	$13,157	1,237	$(38,526)	(3,561)	$29,279	2,699

Refer to the end of the tables for footnotes.

344	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$33,573	2,975	$348		31		$(20,904)	(1,853)	$13,017	1,153
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	117,586	10,755	1,569		143		(68,709)	(6,275)	50,446	4,623
Class 3	735	67	26		2		(1,082)	(97)	(321)	(28)
Class 4	84,873	7,721	293		27		(51,358)	(4,671)	33,808	3,077
Total net increase (decrease)	$236,767	21,518	$2,236		203		$(142,053)	(12,896)	$96,950	8,825

Year ended December 31, 2021

Class 1	$16,242	1,439	$—		—		$(22,707)	(2,011)	$(6,465)	(572)
Class 1A	—	—	—		—		—	—	—	—
Class 2	86,233	7,864	—		—		(127,622)	(11,640)	(41,389)	(3,776)
Class 3	1,253	113	—		—		(915)	(83)	338	30
Class 4	35,704	3,232	—		—		(29,389)	(2,660)	6,315	572
Total net increase (decrease)	$139,432	12,648	$—		—		$(180,633)	(16,394)	$(41,201)	(3,746)

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$69,422	6,446	$10,134		987		$(316,401)	(27,982)	$(236,845)	(20,549)
Class 1A	2,902	273	153		15		(3,237)	(300)	(182)	(12)
Class 2	43,941	4,115	42,631		4,200		(233,844)	(21,667)	(147,272)	(13,352)
Class 3	308	28	292		28		(2,508)	(236)	(1,908)	(180)
Class 4	67,334	6,331	7,040		695		(90,440)	(8,406)	(16,066)	(1,380)
Total net increase (decrease)	$183,907	17,193	$60,250		5,925		$(646,430)	(58,591)	$(402,273)	(35,473)

Year ended December 31, 2021

Class 1	$213,039	17,786	$38,963		3,337		$(115,497)	(9,263)	$136,505	11,860
Class 1A	4,388	354	518		44		(3,192)	(265)	1,714	133
Class 2	91,122	7,303	144,267		12,514		(129,818)	(10,810)	105,571	9,007
Class 3	1,023	86	948		81		(1,549)	(126)	422	41
Class 4	87,885	7,227	23,653		2,055		(118,823)	(9,719)	(7,285)	(437)
Total net increase (decrease)	$397,457	32,756	$208,349		18,031		$(368,879)	(30,183)	$236,927	20,604

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,679	122	$1,796		147		$(2,034)	(134)	$1,441	135
Class P2	37,760	2,684	88,450		7,291		(30,630)	(2,253)	95,580	7,722
Total net increase (decrease)	$39,439	2,806	$90,246		7,438		$(32,664)	(2,387)	$97,021	7,857

Year ended December 31, 2021

Class P1	$3,593	199	$515		30		$(3,079)	(172)	$1,029	57
Class P2	39,055	2,202	26,869		1,558		(78,851)	(4,405)	(12,927)	(645)
Total net increase (decrease)	$42,648	2,401	$27,384		1,588		$(81,930)	(4,577)	$(11,898)	(588)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	345

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$578	62	$69	8	$(323)	(37)	$324	33
Class P2	5,403	564	4,206	470	(15,947)	(1,788)	(6,338)	(754)
Total net increase (decrease)	$5,981	626	$4,275	478	$(16,270)	(1,825)	$(6,014)	(721)

Year ended December 31, 2021

Class P1	$887	80	$14	1	$(531)	(48)	$370	33
Class P2	12,803	1,181	917	80	(14,744)	(1,323)	(1,024)	(62)
Total net increase (decrease)	$13,690	1,261	$931	81	$(15,275)	(1,371)	$(654)	(29)

Managed Risk Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,026	86	$127	11	$(498)	(43)	$655	54
Class P2	22,662	1,947	14,544	1,281	(39,363)	(3,307)	(2,157)	(79)
Total net increase (decrease)	$23,688	2,033	$14,671	1,292	$(39,861)	(3,350)	$(1,502)	(25)

Year ended December 31, 2021

Class P1	$971	80	$40	3	$(343)	(29)	$668	54
Class P2	9,743	800	5,979	487	(51,273)	(4,254)	(35,551)	(2,967)
Total net increase (decrease)	$10,714	880	$6,019	490	$(51,616)	(4,283)	$(34,883)	(2,913)

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net decrease
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$49,558	3,678	$87,716	6,731	$(157,932)	(11,880)	$(20,658)	(1,471)
Class P2	13,539	1,010	12,087	932	(28,848)	(2,135)	(3,222)	(193)
Total net increase (decrease)	$63,097	4,688	$99,803	7,663	$(186,780)	(14,015)	$(23,880)	(1,664)

Year ended December 31, 2021

Class P1	$64,192	4,303	$60,096	4,023	$(175,764)	(11,680)	$(51,476)	(3,354)
Class P2	14,838	1,008	8,072	546	(35,819)	(2,404)	(12,909)	(850)
Total net increase (decrease)	$79,030	5,311	$68,168	4,569	$(211,583)	(14,084)	$(64,385)	(4,204)

Refer to the end of the tables for footnotes.

346	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,649	120	$430	34	$(675)	(52)	$1,404	102
Class P2	38,665	2,998	138,534	11,152	(283,108)	(22,026)	(105,909)	(7,876)
Total net increase (decrease)	$40,314	3,118	$138,964	11,186	$(283,783)	(22,078)	$(104,505)	(7,774)

Year ended December 31, 2021

Class P1	$2,097	141	$114	8	$(899)	(60)	$1,312	89
Class P2	57,616	4,016	38,113	2,632	(351,072)	(24,507)	(255,343)	(17,859)
Total net increase (decrease)	$59,713	4,157	$38,227	2,640	$(351,971)	(24,567)	$(254,031)	(17,770)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Ownership concentration

At December 31, 2022, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 17% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 25% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2022 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$2,020,468	$1,224,731		$10,017,065	$2,810,699	$1,260,720	$2,833,147
Sales of investment securities*	2,146,215	1,218,842		10,662,318	2,867,081	1,624,730	3,802,409
Non-U.S. taxes paid on dividend income	6,202	2,117		9,817	9,312	3,655	1,964
Non-U.S. taxes paid on interest income	—	—		—	—	5	—
Non-U.S. taxes paid on realized gains	1,408	5,338		—	8,023	4,440	—
Non-U.S. taxes provided on unrealized appreciation	5,103	9,184		—	25,364	8,906	—

	Capital World Growth and Income Fund	Growth- Income Fund		International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Purchases of investment securities*	$749,437	$8,339,283		$142,556	$1,242,326	$27,267,262	$392,565
Sales of investment securities*	985,479	12,308,349		139,199	1,167,109	28,617,726	407,112
Non-U.S. taxes paid on dividend income	2,593	9,673		744	1,500	9,616	372
Non-U.S. taxes paid on interest income	—	—		—	—	—	11
Non-U.S. taxes paid on realized gains	173	—	†	51	46	—	43
Non-U.S. taxes provided on unrealized appreciation	568	—		58	349	2,592	83

Refer to the end of the tables for footnotes.

American Funds Insurance Series	347

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$38,975,446	$1,910,865	$293,093	$1,134,922	$—	$9,478,478
Sales of investment securities*	37,928,493	2,233,596	378,913	1,243,904	—	9,100,700
Non-U.S. taxes paid on interest income	22	135	—	—	—	—
Non-U.S. taxes paid on realized gains	—	333	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	117	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$528,842	$121,812	$269,212	$1,486,050	$1,104,342
Sales of investment securities*	453,254	107,992	219,710	1,431,021	1,086,607

*	Excludes short-term securities and U.S. government obligations, if any.
†	Amount less than one thousand.

348	American Funds Insurance Series

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Global Growth Fund
Class 1:
12/31/2022	$45.46	$.34	$(11.34)	$(11.00)	$(.31)	$(3.97)	$(4.28)	$30.18	(24.54)%	$3,104	.53%	.46%	1.01%
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55	.54	.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56	.56	.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56	.56	1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942	.55	.55	.98
Class 1A:
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78	.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80	.79	.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81	.81	.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81	.81	.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5	.80	.80	.77
Class 2:
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78	.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80	.80	.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81	.81	.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81	.81	.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306	.80	.80	.73
Class 4:
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06	1.06	.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06	1.06	.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249	1.05	1.05	.47

Refer to the end of the tables for footnotes.

American Funds Insurance Series	349

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]
Global Small Capitalization Fund
Class 1:
12/31/2022	$34.17	$.05	$(9.50)	$(9.45)	$—	$(8.50)	$(8.50)	$16.22	(29.37)%	$916		.72%	.69%	.24%
12/31/2021	32.64	(.02)	2.32	2.30	—	(.77)	(.77)	34.17	6.98	1,707		.74	.74	(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391		.75	.75	(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75	.75	.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73	.73	.42
Class 1A:
12/31/2022	33.93	— [4]	(9.43)	(9.43)	—	(8.50)	(8.50)	16.00	(29.54)	4		.97	.94	— [5]
12/31/2021	32.49	(.07)	2.28	2.21	—	(.77)	(.77)	33.93	6.73	5		.99	.99	(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99	.99	(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99	.99	.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[6]	.98	.98	.21
Class 2:
12/31/2022	32.94	— [4]	(9.14)	(9.14)	—	(8.50)	(8.50)	15.30	(29.55)	1,762		.97	.94	— [5]
12/31/2021	31.56	(.10)	2.25	2.15	—	(.77)	(.77)	32.94	6.74	2,521		.99	.99	(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00	1.00	(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00	1.00	.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98	.98	.17
Class 4:
12/31/2022	32.96	(.05)	(9.13)	(9.18)	—	(8.50)	(8.50)	15.28	(29.69)	261		1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	—	(.77)	(.77)	32.96	6.43	344		1.24	1.24	(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25	1.25	(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [4]	(1.58)	(1.58)	26.16	31.24	206		1.25	1.25	(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24	1.24	(.08)

Refer to the end of the tables for footnotes.

350	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/2022	$127.58	$.58	$(37.03)	$(36.45)	$(.53)	$(14.31)	$(14.84)	$76.29	(29.75)%	$13,660	.35%	.64%
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34	.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35	.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35	1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34	.81
Class 1A:
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59	.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60	.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60	.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59	.60
Class 2:
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59	.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60	.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60	.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59	.55
Class 3:
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52	.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53	.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53	.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52	.62
Class 4:
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84	(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85	(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85	.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84	.31

Refer to the end of the tables for footnotes.

American Funds Insurance Series	351

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
International Fund
Class 1:
12/31/2022	$22.70	$.34	$(4.79)	$(4.45)	$(.34)	$(2.60)	$(2.94)	$15.31	(20.57)%	$3,157	.54%	1.95%
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	—	(.65)	22.70	(1.23)	4,747	.55	1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652	.55	.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54	1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53	1.62
Class 1A:
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79	1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	—	(.60)	22.61	(1.47)	12	.80	1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80	.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79	1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78	1.32
Class 2:
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79	1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	—	(.59)	22.60	(1.49)	4,190	.80	1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80	.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79	1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78	1.40
Class 3:
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72	1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	—	(.60)	22.76	(1.39)	21	.73	1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73	.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72	1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71	1.48
Class 4:
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	—	(.54)	22.31	(1.71)	459	1.05	1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05	.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04	1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03	1.13

Refer to the end of the tables for footnotes.

352	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
New World Fund
Class 1:
12/31/2022	$31.83	$.37	$(7.17)	$(6.80)	$(.39)	$(2.34)	$(2.73)	$22.30	(21.86)%	$1,610	.68%	.57%	1.48%
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74	.56	.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76	.64	.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76	.76	1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77	.77	1.11
Class 1A:
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93	.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99	.81	.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01	.87	.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01	1.01	.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02	1.02	.91
Class 2:
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93	.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99	.81	.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01	.89	.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01	1.01	.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02	1.02	.85
Class 4:
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26	1.14	.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26	1.26	.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27	1.27	.61

Refer to the end of the tables for footnotes.

American Funds Insurance Series	353

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Washington Mutual Investors Fund
Class 1:
12/31/2022	$18.09	$.31	$(1.69)	$(1.38)	$(.30)	$(3.72)	$(4.02)	$12.69	(8.28)%	$5,507	.41%	.26%	2.13%
12/31/2021	14.35	.29	3.73	4.02	(.28)	—	(.28)	18.09	28.12	6,766	.42	.31	1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43	.43	2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42	.42	2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41	.41	2.13
Class 1A:
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169	.67	.53	1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67	.67	1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67	.67	2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66	.66	1.84
Class 2:
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426	.67	.56	1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68	.68	1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67	.67	2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66	.66	1.88
Class 4:
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104	.92	.81	1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93	.93	1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92	.92	1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91	.91	1.62

Refer to the end of the tables for footnotes.

354	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Growth and Income Fund
Class 1:
12/31/2022	$18.42	$.32	$(3.28)	$(2.96)	$(.34)	$(3.45)	$(3.79)	$11.67	(17.13)%	$548	.57%	.41%	2.36%
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63	.47	2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657	.66	.66	1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625	.65	.65	2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492	.63	.63	1.94
Class 1A:
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82	.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88	.70	2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2	.90	.90	1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2	.90	.90	1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1	.88	.88	1.74
Class 2:
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82	.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88	.73	1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349	.91	.91	1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366	.90	.90	1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228	.88	.88	1.70
Class 4:
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16	1.16	.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145	1.15	1.15	1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95	1.13	1.13	1.43

Refer to the end of the tables for footnotes.

American Funds Insurance Series	355

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Growth-Income Fund
Class 1:
12/31/2022	$67.35	$.85	$(11.50)	$(10.65)	$(.83)	$(5.66)	$(6.49)	$50.21	(16.28)%	$19,692	.29%	1.54%
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29	1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29	1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29	2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28	1.65
Class 1A:
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53	1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54	1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54	1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53	1.43
Class 2:
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54	1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54	1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53	1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53	1.40
Class 3:
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47	1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47	1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46	1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46	1.47
Class 4:
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79	.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79	1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79	1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78	1.15

Refer to the end of the tables for footnotes.

356	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
International Growth and Income Fund
Class 1:
12/31/2022	$19.62	$.39	$(3.09)	$(2.70)	$(.28)	$(7.70)	$(7.98)	$8.94	(15.00)%	$13	.64%	.54%	3.29%
12/31/2021	19.01	.54	.53	1.07	(.46)	—	(.46)	19.62	5.64	30	.67	.67	2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120	.68	.68	1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66	.66	2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65	.65	2.62
Class 1A:
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88	.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	—	(.60)	19.39	5.39	6	.94	.92	2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93	.93	1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91	.91	2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90	.90	2.35
Class 2:
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88	.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	—	(.58)	19.38	5.37	211	.93	.92	2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93	.93	1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91	.91	2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90	.90	2.38
Class 4:
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	—	(.54)	19.23	5.09	132	1.18	1.17	2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18	1.18	1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16	1.16	2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15	1.15	2.10

Refer to the end of the tables for footnotes.

American Funds Insurance Series	357

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital Income Builder
Class 1:
12/31/2022	$12.17	$.37	$(1.21)	$(.84)	$(.34)	$—	$(.34)	$10.99	(6.90)%	$586	.44%	.26%	3.31%
12/31/2021	10.87	.37	1.28	1.65	(.35)	—	(.35)	12.17	15.31	563	.53	.27	3.19
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621	.53	.35	3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533	.53	.53	3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317	.54	.54	3.08
Class 1A:
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	—	(.32)	10.98	(7.06)	10	.69	.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	—	(.32)	12.15	14.95	10	.78	.52	2.94
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6	.78	.60	2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6	.78	.78	2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2	.79	.79	2.82
Class 2:
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	—	(.32)	10.98	(7.13)	13	.69	.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	—	(.32)	12.16	14.94	13	.78	.52	2.93
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8	.78	.60	2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6	.78	.78	2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4	.79	.79	2.83
Class 4:
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	—	(.29)	10.96	(7.37)	530	.94	.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	—	(.29)	12.14	14.68	559	1.03	.77	2.69
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462	1.03	.85	2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454	1.03	1.03	2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352	1.04	1.04	2.58

Refer to the end of the tables for footnotes.

358	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Asset Allocation Fund
Class 1:
12/31/2022	$29.08	$.52	$(4.24)	$(3.72)	$(.51)	$(2.65)	$(3.16)	$22.20	(13.19)%	$15,138	.30%	2.15%
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30	1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30	1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29	2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28	2.04
Class 1A:
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55	1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55	1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54	1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53	1.82
Class 2:
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55	1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55	1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54	1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53	1.78
Class 3:
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48	1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48	1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47	2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46	1.85
Class 4:
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80	1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80	1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79	1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78	1.54

Refer to the end of the tables for footnotes.

American Funds Insurance Series	359

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American Funds Global Balanced Fund
Class 1:
12/31/2022	$14.73	$.26	$(2.37)	$(2.11)	$—	$(.07)	$(.07)	$12.55	(14.33)%	$96	.59%	.58%	1.99%
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73	.73	1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139	.72	.72	1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134	.72	.72	1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110	.72	.72	1.82
Class 1A:
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	3	.84	.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98	.98	1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3	.97	.97	1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2	.97	.97	1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2	.98	.98	1.44
Class 2:
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	158	.84	.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98	.98	1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208	.97	.97	1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207	.97	.97	1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185	.97	.97	1.57
Class 4:
12/31/2022	14.53	.19	(2.33)	(2.14)	—	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22	1.22	.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94	1.22	1.22	1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69	1.22	1.22	1.34

Refer to the end of the tables for footnotes.

360	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
The Bond Fund of America
Class 1:
12/31/2022	$11.21	$.31	$(1.67)	$(1.36)	$(.32)	$(.12)	$(.44)	$9.41	(12.26)%	$6,370	.39%	.20%	3.09%
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39	.26	1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40	.40	2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481	.39	.39	2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962	.38	.38	2.70
Class 1A:
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64	.51	1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65	.65	1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7	.64	.64	2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3	.63	.63	2.50
Class 2:
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64	.52	1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65	.65	1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561	.64	.64	2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524	.63	.63	2.45
Class 4:
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89	.76	1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90	.90	1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502	.89	.89	2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366	.88	.88	2.22

Refer to the end of the tables for footnotes.

American Funds Insurance Series	361

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Bond Fund
Class 1:
12/31/2022	$11.79	$.25	$(2.30)	$(2.05)	$(.03)	$(.16)	$(.19)	$9.55	(17.43)%	$663	.51%	.48%	2.43%
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60	.50	2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219	.59	.52	2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077	.58	.58	2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015	.57	.57	2.56
Class 1A:
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76	.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85	.75	1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1	.83	.76	1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1	.83	.83	2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1	.82	.82	2.36
Class 2:
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76	.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85	.75	1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058	.84	.77	1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002	.83	.83	2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032	.82	.82	2.32
Class 4:
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09	1.02	1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49	1.08	1.08	2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40	1.07	1.07	2.09

Refer to the end of the tables for footnotes.

362	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American High-Income Trust
Class 1:
12/31/2022	$10.19	$.56	$(1.47)	$(.91)	$(.75)	$—	$(.75)	$8.53	(9.01)%	$224	.47%	.32%	5.95%
12/31/2021	9.80	.51	.34	.85	(.46)	—	(.46)	10.19	8.74	278	.53	.37	4.95
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123	.52	.52	6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525	.51	.51	6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501	.50	.50	6.32
Class 1A:
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	—	(.72)	8.51	(9.29)	1	.72	.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	—	(.44)	10.16	8.42	1	.78	.64	4.75
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1	.78	.78	5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1	.75	.75	6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1	.75	.75	6.11
Class 2:
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	—	(.72)	8.35	(9.26)	521	.72	.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	—	(.44)	9.98	8.42	673	.78	.65	4.80
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665	.78	.78	5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667	.76	.76	6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661	.75	.75	6.07
Class 3:
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	—	(.73)	8.58	(9.25)	9	.65	.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	—	(.44)	10.24	8.60	10	.71	.58	4.86
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10	.71	.71	5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10	.69	.69	6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10	.68	.68	6.14
Class 4:
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	—	(.70)	9.26	(9.53)	77	.97	.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	—	(.41)	10.99	8.18	90	1.03	.89	4.52
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69	1.03	1.03	5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63	1.01	1.01	6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31	1.00	1.00	5.83

Refer to the end of the tables for footnotes.

American Funds Insurance Series	363

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
American Funds Mortgage Fund
Class 1:
12/31/2022	$10.63	$.07	$(1.10)	$(1.03)	$(.15)	$—	$(.15)	$9.45	(9.76)%	$1	.45%	.25%	.70%
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49	.29	.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224	.48	.36	.93
12/31/2019	10.30	.24	.30	.54	(.28)	—	(.28)	10.56	5.30	210	.47	.47	2.26
12/31/2018	10.47	.20	(.14)	.06	(.23)	—	(.23)	10.30	.58	209	.48	.48	1.97
Class 1A:
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	—	(.20)	9.34	(10.03)	2	.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74	.54	.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1	.73	.59	.61
12/31/2019	10.28	.22	.30	.52	(.25)	—	(.25)	10.55	5.09	1	.71	.71	2.04
12/31/2018	10.46	.18	(.14)	.04	(.22)	—	(.22)	10.28	.36	1	.73	.73	1.77
Class 2:
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	—	(.20)	9.36	(9.94)	46	.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74	.54	.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58	.73	.60	.68
12/31/2019	10.28	.21	.31	.52	(.26)	—	(.26)	10.54	5.04	56	.72	.72	2.01
12/31/2018	10.45	.18	(.15)	.03	(.20)	—	(.20)	10.28	.32	57	.73	.73	1.72
Class 4:
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	—	(.18)	9.25	(10.16)	40	.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99	.79	.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37	.98	.85	.41
12/31/2019	10.19	.18	.31	.49	(.24)	—	(.24)	10.44	4.80	28	.97	.97	1.71
12/31/2018	10.38	.15	(.15)	— [4]	(.19)	—	(.19)	10.19	.07	24	.98	.98	1.49

Refer to the end of the tables for footnotes.

364	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends end distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Ultra-Short Bond Fund
Class 1:
12/31/2022	$11.27	$.17	$(.01)		$.16	$(.08)	$—	$(.08)	$11.35	1.42%	$51		.32%	1.48%
12/31/2021	11.31	(.03)	(.01)		(.04)	—	—	—	11.27	(.35)	37		.37	(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	—	(.03)	11.31	.34	44		.37	.16
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	30		.36	1.92
12/31/2018	11.29	.18	—	[4]	.18	(.16)	—	(.16)	11.31	1.58	37		.35	1.60
Class 1A:
12/31/2022	11.28	.16	(.01)		.15	(.08)	—	(.08)	11.35	1.32	—	[6]	.31	1.40
12/31/2021	11.31	(.03)	—	[4]	(.03)	—	—	—	11.28	(.27)	—	[6]	.36	(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32	—	[6]	.35	.26
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	—	[6]	.37	1.90
12/31/2018	11.29	.18	—	[4]	.18	(.16)	—	(.16)	11.31	1.58	—	[6]	.35	1.60
Class 2:
12/31/2022	10.93	.13	—	[4]	.13	(.06)	—	(.06)	11.00	1.17	297		.57	1.23
12/31/2021	10.99	(.06)	—	[4]	(.06)	—	—	—	10.93	(.55)	245		.62	(.53)
12/31/2020	11.01	— [4]	—	[4]	— [4]	(.02)	—	(.02)	10.99	.03	288		.62	(.05)
12/31/2019	11.03	.18	—	[4]	.18	(.20)	—	(.20)	11.01	1.62	230		.61	1.66
12/31/2018	11.01	.15	—	[4]	.15	(.13)	—	(.13)	11.03	1.36	247		.60	1.34
Class 3:
12/31/2022	11.07	.13	—	[4]	.13	(.06)	—	(.06)	11.14	1.19	4		.50	1.19
12/31/2021	11.12	(.05)	—	[4]	(.05)	—	—	—	11.07	(.45)	5		.55	(.46)
12/31/2020	11.13	— [4]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55	.03
12/31/2019	11.14	.20	—	[4]	.20	(.21)	—	(.21)	11.13	1.76	3		.54	1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53	1.42
Class 4:
12/31/2022	11.00	.12	(.03)		.09	(.04)	—	(.04)	11.05	.83	80		.82	1.05
12/31/2021	11.08	(.09)	.01		(.08)	—	—	—	11.00	(.72)	46		.87	(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87	(.35)
12/31/2019	11.15	.16	—	[4]	.16	(.18)	—	(.18)	11.13	1.40	22		.86	1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86	1.11

Refer to the end of the tables for footnotes.

American Funds Insurance Series	365

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
U.S. Government Securities Fund
Class 1:
12/31/2022	$11.67	$.32	$(1.56)	$(1.24)	$(.44)	$—	$(.44)	$9.99	(10.75)%	$242	.36%	.22%	2.90%
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39	.29	1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429	.38	.38	1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418	.37	.37	2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91	1,445	.36	.36	2.02
Class 1A:
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	—	(.41)	9.96	(10.93)	4	.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64	.53	1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4	.64	.64	.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2	.62	.62	1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70	1	.61	.61	1.82
Class 2:
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	—	(.41)	9.87	(10.95)	1,059	.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64	.54	1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439	.64	.64	.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343	.62	.62	1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73	1,323	.61	.61	1.77
Class 3:
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	—	(.41)	10.02	(10.90)	6	.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57	.47	1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10	.57	.57	.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9	.55	.55	1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71	9	.54	.54	1.84
Class 4:
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	—	(.38)	9.86	(11.19)	190	.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89	.79	.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272	.89	.89	.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124	.87	.87	1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50	91	.86	.86	1.53

Refer to the end of the tables for footnotes.

366	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		to average net assets before waivers/ reimburse- ments[7]		to average net assets after waivers/ reimburse- ments[2,7]		Net effective expense ratio[2,8,9]		Ratio of net income to average net assets[2]
Managed Risk Growth Fund
Class P1:
12/31/2022	$18.53	$.06	$(4.46)	$(4.40)	$(.22)	$(2.54)	$(2.76)	$11.37	(24.62)%	$9		.41%		.36%		.69%		.47%
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13		.41		.36		.69		.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11		.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[10]	3		.42	[10]	.37	[10]	.71	[10]	.82	[10]
Class P2:
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445		.67		.62		.95		.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584		.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
Managed Risk International Fund
Class P1:
12/31/2022	$10.55	$.15	$(1.75)	$(1.60)	$(.34)	$—	$(.34)	$8.61	(15.27)%[10]	$2		.44%[10]		.37%[10]		.87%[10]		1.70%[10]
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	—	(.09)	10.55	(3.92)[10]	2		.44	[10]	.36	[10]	.87	[10]	2.12	[10]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [10]	2		.43	[10]	.35	[10]	.86	[10]	.82	[10]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [10]	1		.41	[10]	.33	[10]	.84	[10]	1.64	[10]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[10]	—	[6]	.33	[10]	.28	[10]	.77	[10]	3.02	[10]
Class P2:
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	—	(.28)	8.58	(15.54)	124		.70		.63		1.13		1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160		.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
Managed Risk Washington Mutual Investors Fund
Class P1:
12/31/2022	$12.95	$.23	$(1.38)	$(1.15)	$(.56)	$—	$(.56)	$11.24	(8.92)%[10]	$3		.41%[10]		.36%[10]		.75%[10]		1.96%[10]
12/31/2021	11.24	.16	1.79	1.95	(.24)	—	(.24)	12.95	17.46 [10]	2		.41	[10]	.36	[10]	.77	[10]	1.33	[10]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[10]	2		.40	[10]	.35	[10]	.76	[10]	1.66	[10]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [10]	1		.38	[10]	.33	[10]	.74	[10]	2.14	[10]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[10]	—	[6]	.33	[10]	.28	[10]	.67	[10]	3.21	[10]
Class P2:
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	—	(.52)	11.18	(9.16)	321		.67		.62		1.01		1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	—	(.20)	12.88	17.11	371		.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49

Refer to the end of the tables for footnotes.

American Funds Insurance Series	367

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]	to average net assets after waivers/ reimburse- ments[2,7]	Net effective expense ratio[2,8,9]	Ratio of net income to average net assets[2]
Managed Risk Growth-Income Fund
Class P1:
12/31/2022	$15.73	$.18	$(2.79)	$(2.61)	$(.30)	$(.31)	$(.61)	$12.51	(16.74)%	$1,833	.41%	.36%	.65%	1.33%
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41	.36	.66	.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42	.37	.67	1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40	.35	.64	(.20)
Class P2:
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66	.61	.90	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67	.62	.92	1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69	.64	.93	1.25
Managed Risk Asset Allocation Fund
Class P1:
12/31/2022	$15.33	$.24	$(2.34)	$(2.10)	$(.32)	$(.48)	$(.80)	$12.43	(13.75)%	$7	.41%	.36%	.64%	1.80%
12/31/2021	13.84	.21	1.55	1.76	(.27)	—	(.27)	15.33	12.82	7	.41	.36	.66	1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41	.36	.65	2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37	.32	.59	1.67
Class P2:
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66	.61	.89	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27

Refer to the end of the tables for footnotes.

368	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Year ended December 31,
excluding mortgage dollar roll transactions[11,12]	2022	2021	2020	2019	2018
Capital Income Builder	48%	60%	110%	44%	42%
Asset Allocation Fund	42	45	49	47	34
American Funds Global Balanced Fund	111	36	68	60	30
The Bond Fund of America	77	87	72	146	98
Capital World Bond Fund	114	64	88	110	78
American Funds Mortgage Fund	56	38	123	84	60
U.S. Government Securities Fund	77	126	112	103	76

Portfolio turnover rate for all share classes	Year ended December 31,
including mortgage dollar roll transactions[11,12]	2022	2021	2020	2019	2018
Global Growth Fund	29%	18%	17%	14%	25%
Global Small Capitalization Fund	40	29	38	50	43
Growth Fund	29	25	32	21	35
International Fund	42	44	40	32	29
New World Fund	40	43	70	38	58
Washington Mutual Investors Fund	30	90	40	37	49
Capital World Growth and Income Fund	42	85	36	29	49
Growth-Income Fund	25	24	33	27	39
International Growth and Income Fund	48	41	56	28	38
Capital Income Builder	126	93	184	72	98
Asset Allocation Fund	118	124	145	79	86
American Funds Global Balanced Fund	126	39	86	74	51
The Bond Fund of America	415	456	461	373	514
Capital World Bond Fund	188	91	145	159	125
American High-Income Trust	34	56	78	58	67
American Funds Mortgage Fund	1141	975	1143	350	811
Ultra-Short Bond Fund	— [13]	— [13]	— [13]	— [13]	— [13]
U.S. Government Securities Fund	695	433	867	277	446
Managed Risk Growth Fund	97	32	80	10	7
Managed Risk International Fund	82	24	71	8	8
Managed Risk Washington Mutual Investors Fund	70	16	101	13	11
Managed Risk Growth-Income Fund	67	13	38	6	14
Managed Risk Asset Allocation Fund	48	5	30	8	12

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]	Amount less than $1 million.
[7]	This column does not include expenses of the underlying funds in which each fund invests.
[8]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[9]	Unaudited.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Refer to Note 5 for further information on mortgage dollar rolls.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[13]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series	369

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund, The Bond Fund of America®, Capital World Bond Fund®, American High-Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund (formerly Global Balanced Fund), The Bond Fund of America®, Capital World Bond Fund®, American High Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
February 13, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

370	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	371

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,045.68	$2.11	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,044.04	3.40	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,043.99	3.40	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,042.74	4.69	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,038.40	$3.34	.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 1A – actual return	1,000.00	1,036.94	4.62	.90
Class 1A – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 2 – actual return	1,000.00	1,037.29	4.62	.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 4 – actual return	1,000.00	1,035.94	5.90	1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Growth Fund
Class 1 – actual return	$1,000.00	$1,000.70	$1.77	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	999.41	3.02	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 – actual return	1,000.00	999.43	3.02	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	999.93	2.67	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	998.12	4.28	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,025.33	$2.71	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,024.07	3.98	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,023.84	3.98	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,024.24	3.62	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,022.83	5.25	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,024.46	$2.91	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A – actual return	1,000.00	1,022.80	4.18	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,022.92	4.18	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 – actual return	1,000.00	1,021.54	5.45	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07

Refer to the end of the tables for footnotes.

372	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,052.84	$1.40	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,052.10	2.69	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,052.45	2.69	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,051.21	3.98	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,051.64	$2.12	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,050.71	3.41	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,050.34	3.41	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,048.71	4.70	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,042.31	$1.49	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,041.04	2.78	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,041.03	2.78	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,041.33	2.42	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,039.68	4.06	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,049.28	$3.00	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A – actual return	1,000.00	1,047.38	4.28	.83
Class 1A – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 2 – actual return	1,000.00	1,048.38	4.29	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	1,046.04	5.57	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,030.31	$1.38	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,029.07	2.66	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,028.17	2.66	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,026.94	3.93	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

Refer to the end of the tables for footnotes.

American Funds Insurance Series	373

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,030.72	$1.54	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,029.04	2.81	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,029.79	2.81	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,029.98	2.46	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,027.95	4.09	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,023.65	$2.65	.52%
Class 1 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 1A – actual return	1,000.00	1,022.93	3.93	.77
Class 1A – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 2 – actual return	1,000.00	1,022.09	3.92	.77
Class 2 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 4 – actual return	1,000.00	1,021.56	5.20	1.02
Class 4 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
The Bond Fund of America
Class 1 – actual return	$1,000.00	$974.47	$1.00	.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02	.20
Class 1A – actual return	1,000.00	973.31	2.24	.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 2 – actual return	1,000.00	972.85	2.24	.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 4 – actual return	1,000.00	971.88	3.48	.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$983.53	$2.40	.48%
Class 1 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 1A – actual return	1,000.00	982.42	3.65	.73
Class 1A – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 – actual return	1,000.00	982.33	3.65	.73
Class 2 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	981.07	4.89	.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99	.98
American High-Income Trust
Class 1 – actual return	$1,000.00	$1,038.86	$1.59	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,037.88	2.88	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,037.22	2.88	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,038.14	2.52	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,036.07	4.16	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81

Refer to the end of the tables for footnotes.

374	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$968.01	$1.64	.33%
Class 1 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 1A – actual return	1,000.00	966.87	2.88	.58
Class 1A – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 2 – actual return	1,000.00	967.70	2.93	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 4 – actual return	1,000.00	966.53	4.16	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,013.26	$1.57	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,013.23	1.52	.30
Class 1A – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 – actual return	1,000.00	1,012.64	2.84	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,012.86	2.49	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,010.10	4.10	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$960.56	$1.09	.22%
Class 1 – assumed 5% return	1,000.00	1,024.10	1.12	.22
Class 1A – actual return	1,000.00	959.29	2.27	.46
Class 1A – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 2 – actual return	1,000.00	959.68	2.27	.46
Class 2 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 3 – actual return	1,000.00	959.92	1.93	.39
Class 3 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 4 – actual return	1,000.00	958.46	3.50	.71
Class 4 – assumed 5% return	1,000.00	1,021.63	3.62	.71

Refer to the end of the tables for footnotes.

American Funds Insurance Series	375

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$968.78	$1.84	.37%	$3.42	.69%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.52	.69
Class P2 – actual return	1,000.00	967.08	3.07	.62	4.71	.95
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	4.84	.95
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,004.86	$1.82	.36%	$4.40	.87%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	4.43	.87
Class P2 – actual return	1,000.00	1,003.52	3.13	.62	5.71	1.13
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	5.75	1.13
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,005.83	$1.87	.37%	$3.79	.75%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.82	.75
Class P2 – actual return	1,000.00	1,004.38	3.18	.63	5.10	1.01
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.14	1.01
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$989.69	$1.81	.36%	$3.26	.65%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.31	.65
Class P2 – actual return	1,000.00	989.03	3.06	.61	4.51	.90
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.58	.90
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,007.60	$1.82	.36%	$3.24	.64%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.26	.64
Class P2 – actual return	1,000.00	1,006.19	3.03	.60	4.50	.89
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	4.53	.89

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

376	American Funds Insurance Series

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	377

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378	American Funds Insurance Series

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American Funds Insurance Series	379

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380	American Funds Insurance Series

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American Funds Insurance Series	381

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President and Trustee	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[5]	35	None
Michael C. Gitlin, 1970 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

382	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[5]; Director, The Capital Group Companies, Inc.[5]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[5]; Senior Vice President, Secretary and Director, Capital Group Companies Global[5]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[5]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[5]
Peter Eliot, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[5]; Director, The Capital Group Companies, Inc.[5]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[5]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	383

Office of the series
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606-4637

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

384	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2023, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2022.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Capital World Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2021. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2. CODE OF ETHICS.

As of the end of the fiscal year, December 31, 2022, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)AUDIT FEES

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended December 31, 2022 and 2021. These fees were billed to the registrant and were approved by the registrant's audit committee:

2022: $1,779,918

2021: $1,688,978

(b)AUDIT RELATED FEES:

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and reviews related to supplemental regulatory filings. Amounts billed to the registrant were as follows:

2022: $52,549

2021: $79,856

In addition, amounts billed to control affiliates for service provider controls reviews were $121,890 and $119,500 for the fiscal years ended December 31, 2022 and 2021, respectively.

(c)TAX FEES:

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended December 31, 2022 and 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

2022: $81,408

2021: $77,514

(d)ALL OTHER FEES:

These fees represent other fees for John Hancock Variable Insurance Trust billed to the registrant or to control affiliates.

2022: $6,265

2021: $14,694

The nature of the services comprising all other fees is advisory services provided to the investment manager.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal period ended December 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,229,515, for the fiscal year ended December 31, 2022 and $1,075,452 for the fiscal year ended December 31, 2021.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre- approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson, effective March 25, 2022

Peter S. Burgess - retired effective December 31, 2022.

William H. Cunningham

Patricia Lizarraga, effective September 20, 2022

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)

JOHN HANCOCK
Variable Insurance Trust

Annual report
December 31, 2022

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

500 Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.9%
Communication services – 7.1%
Diversified telecommunication services – 0.9%
AT&T, Inc.	1,436,556	$26,446,996
Lumen Technologies, Inc.	192,017	1,002,329
Verizon Communications, Inc.	846,636	33,357,458
		60,806,783
Entertainment – 1.3%
Activision Blizzard, Inc.	143,514	10,985,997
Electronic Arts, Inc.	53,249	6,505,963
Live Nation Entertainment, Inc. (A)	28,643	1,997,563
Netflix, Inc. (A)	89,650	26,435,992
Take-Two Interactive Software, Inc. (A)	31,588	3,289,258
The Walt Disney Company (A)	367,517	31,929,877
Warner Brothers Discovery, Inc. (A)(B)	445,343	4,221,852
		85,366,502
Interactive media and services – 3.9%
Alphabet, Inc., Class A (A)	1,208,756	106,648,542
Alphabet, Inc., Class C (A)	1,080,907	95,908,878
Match Group, Inc. (A)	57,048	2,366,922
Meta Platforms, Inc., Class A (A)	459,769	55,328,601
		260,252,943
Media – 0.8%
Charter Communications, Inc., Class A (A)	22,347	7,577,868
Comcast Corp., Class A	887,778	31,045,597
DISH Network Corp., Class A (A)	50,601	710,438
Fox Corp., Class A	61,789	1,876,532
Fox Corp., Class B	28,364	806,956
News Corp., Class A	77,739	1,414,850
News Corp., Class B	24,074	443,925
Omnicom Group, Inc.	41,295	3,368,433
Paramount Global, Class B (B)	101,798	1,718,350
The Interpublic Group of Companies, Inc.	78,829	2,625,794
		51,588,743
Wireless telecommunication services – 0.2%
T-Mobile US, Inc. (A)	121,347	16,988,580
		475,003,551
Consumer discretionary – 9.5%
Auto components – 0.1%
Aptiv PLC (A)	54,618	5,086,574
BorgWarner, Inc.	47,743	1,921,656
		7,008,230
Automobiles – 1.3%
Ford Motor Company	796,171	9,259,469
General Motors Company	293,934	9,887,940
Tesla, Inc. (A)	536,935	66,139,653
		85,287,062
Distributors – 0.2%
Genuine Parts Company	28,512	4,947,117
LKQ Corp.	52,549	2,806,642
Pool Corp.	7,981	2,412,896
		10,166,655
Hotels, restaurants and leisure – 1.9%
Booking Holdings, Inc. (A)	8,004	16,130,301
Caesars Entertainment, Inc. (A)	43,225	1,798,160
Carnival Corp. (A)	198,989	1,603,851
Chipotle Mexican Grill, Inc. (A)	5,597	7,765,782
Darden Restaurants, Inc.	24,711	3,418,273
Domino's Pizza, Inc.	7,234	2,505,858
Expedia Group, Inc. (A)	30,649	2,684,852
Hilton Worldwide Holdings, Inc.	55,295	6,987,076
Las Vegas Sands Corp. (A)	66,241	3,184,205
Marriott International, Inc., Class A	55,613	8,280,220
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
McDonald's Corp.	148,316	$39,085,715
MGM Resorts International	65,775	2,205,436
Norwegian Cruise Line Holdings, Ltd. (A)(B)	84,949	1,039,776
Royal Caribbean Cruises, Ltd. (A)	44,220	2,185,795
Starbucks Corp.	231,309	22,945,853
Wynn Resorts, Ltd. (A)	20,864	1,720,654
Yum! Brands, Inc.	57,362	7,346,925
		130,888,732
Household durables – 0.3%
D.R. Horton, Inc.	63,746	5,682,318
Garmin, Ltd.	31,103	2,870,496
Lennar Corp., A Shares	51,404	4,652,062
Mohawk Industries, Inc. (A)	10,631	1,086,701
Newell Brands, Inc.	75,874	992,432
NVR, Inc. (A)	622	2,869,025
PulteGroup, Inc.	46,669	2,124,840
Whirlpool Corp.	10,989	1,554,504
		21,832,378
Internet and direct marketing retail – 2.4%
Amazon.com, Inc. (A)	1,786,759	150,087,756
eBay, Inc.	110,749	4,592,761
Etsy, Inc. (A)	25,524	3,057,265
		157,737,782
Leisure products – 0.0%
Hasbro, Inc.	26,168	1,596,510
Multiline retail – 0.5%
Dollar General Corp.	45,761	11,268,646
Dollar Tree, Inc. (A)	42,553	6,018,696
Target Corp.	93,478	13,931,961
		31,219,303
Specialty retail – 2.3%
Advance Auto Parts, Inc.	12,225	1,797,442
AutoZone, Inc. (A)	3,929	9,689,621
Bath & Body Works, Inc.	46,024	1,939,451
Best Buy Company, Inc.	40,399	3,240,404
CarMax, Inc. (A)	32,087	1,953,777
Lowe's Companies, Inc.	128,844	25,670,879
O'Reilly Automotive, Inc. (A)	12,852	10,847,474
Ross Stores, Inc.	70,543	8,187,926
The Home Depot, Inc.	207,189	65,442,718
The TJX Companies, Inc.	236,194	18,801,042
Tractor Supply Company	22,377	5,034,154
Ulta Beauty, Inc. (A)	10,446	4,899,905
		157,504,793
Textiles, apparel and luxury goods – 0.5%
NIKE, Inc., Class B	254,745	29,807,712
Ralph Lauren Corp.	8,648	913,834
Tapestry, Inc.	50,762	1,933,017
VF Corp.	66,571	1,838,025
		34,492,588
		637,734,033
Consumer staples – 7.0%
Beverages – 1.9%
Brown-Forman Corp., Class B	36,859	2,420,899
Constellation Brands, Inc., Class A	32,382	7,504,529
Keurig Dr. Pepper, Inc.	171,282	6,107,916
Molson Coors Beverage Company, Class B	37,938	1,954,566
Monster Beverage Corp. (A)	77,538	7,872,433
PepsiCo, Inc.	278,217	50,262,683

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
The Coca-Cola Company	784,636	$49,910,696
		126,033,722
Food and staples retailing – 1.5%
Costco Wholesale Corp.	89,299	40,764,994
Sysco Corp.	102,707	7,851,950
The Kroger Company	131,269	5,851,972
Walgreens Boots Alliance, Inc.	144,610	5,402,630
Walmart, Inc.	287,351	40,743,498
		100,615,044
Food products – 1.2%
Archer-Daniels-Midland Company	113,006	10,492,607
Campbell Soup Company	40,598	2,303,937
Conagra Brands, Inc.	96,783	3,745,502
General Mills, Inc.	120,091	10,069,630
Hormel Foods Corp.	58,343	2,657,524
Kellogg Company	51,423	3,663,375
Lamb Weston Holdings, Inc.	28,973	2,589,027
McCormick & Company, Inc.	50,494	4,185,448
Mondelez International, Inc., Class A	276,298	18,415,262
The Hershey Company	29,608	6,856,325
The JM Smucker Company	21,481	3,403,879
The Kraft Heinz Company	160,576	6,537,049
Tyson Foods, Inc., Class A	58,385	3,634,466
		78,554,031
Household products – 1.5%
Church & Dwight Company, Inc.	48,969	3,947,391
Colgate-Palmolive Company	168,153	13,248,775
Kimberly-Clark Corp.	68,062	9,239,417
The Clorox Company	24,829	3,484,254
The Procter & Gamble Company	481,719	73,009,332
		102,929,169
Personal products – 0.2%
The Estee Lauder Companies, Inc., Class A	46,730	11,594,180
Tobacco – 0.7%
Altria Group, Inc.	363,034	16,594,284
Philip Morris International, Inc.	312,503	31,628,429
		48,222,713
		467,948,859
Energy – 5.1%
Energy equipment and services – 0.4%
Baker Hughes Company	203,963	6,023,027
Halliburton Company	182,834	7,194,518
Schlumberger, Ltd.	285,132	15,243,157
		28,460,702
Oil, gas and consumable fuels – 4.7%
APA Corp.	65,826	3,072,758
Chevron Corp.	363,038	65,161,691
ConocoPhillips	256,635	30,282,930
Coterra Energy, Inc.	160,387	3,940,709
Devon Energy Corp.	132,004	8,119,566
Diamondback Energy, Inc.	35,834	4,901,375
EOG Resources, Inc.	118,143	15,301,881
EQT Corp.	74,581	2,523,075
Exxon Mobil Corp.	840,169	92,670,641
Hess Corp.	56,175	7,966,739
Kinder Morgan, Inc.	399,686	7,226,323
Marathon Oil Corp.	136,597	3,697,681
Marathon Petroleum Corp.	100,519	11,699,406
Occidental Petroleum Corp.	150,226	9,462,736
ONEOK, Inc.	90,085	5,918,585
Phillips 66	96,977	10,093,366
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Pioneer Natural Resources Company	48,114	$10,988,756
Targa Resources Corp.	45,672	3,356,892
The Williams Companies, Inc.	245,648	8,081,819
Valero Energy Corp.	79,422	10,075,475
		314,542,404
		343,003,106
Financials – 11.3%
Banks – 3.7%
Bank of America Corp.	1,409,272	46,675,089
Citigroup, Inc.	390,429	17,659,104
Citizens Financial Group, Inc.	99,919	3,933,811
Comerica, Inc.	26,372	1,762,968
Fifth Third Bancorp	138,331	4,538,640
First Republic Bank	36,834	4,489,696
Huntington Bancshares, Inc.	290,737	4,099,392
JPMorgan Chase & Co.	591,188	79,278,311
KeyCorp	188,019	3,275,291
M&T Bank Corp.	35,403	5,135,559
Regions Financial Corp.	188,368	4,061,214
Signature Bank	12,686	1,461,681
SVB Financial Group (A)	11,910	2,740,967
The PNC Financial Services Group, Inc.	82,678	13,058,163
Truist Financial Corp.	267,393	11,505,921
U.S. Bancorp	272,568	11,886,690
Wells Fargo & Company	764,655	31,572,605
Zions Bancorp NA	30,334	1,491,219
		248,626,321
Capital markets – 3.0%
Ameriprise Financial, Inc.	21,806	6,789,734
BlackRock, Inc.	30,394	21,538,100
Cboe Global Markets, Inc.	21,381	2,682,674
CME Group, Inc.	72,459	12,184,705
FactSet Research Systems, Inc.	7,656	3,071,664
Franklin Resources, Inc. (B)	57,265	1,510,651
Intercontinental Exchange, Inc.	112,582	11,549,787
Invesco, Ltd.	91,704	1,649,755
MarketAxess Holdings, Inc.	7,588	2,116,217
Moody's Corp.	31,813	8,863,738
Morgan Stanley	269,959	22,951,914
MSCI, Inc.	16,229	7,549,244
Nasdaq, Inc.	68,329	4,191,984
Northern Trust Corp.	42,010	3,717,465
Raymond James Financial, Inc.	39,158	4,184,032
S&P Global, Inc.	68,683	23,004,684
State Street Corp.	74,110	5,748,713
T. Rowe Price Group, Inc.	45,498	4,962,012
The Bank of New York Mellon Corp.	148,246	6,748,158
The Charles Schwab Corp.	307,823	25,629,343
The Goldman Sachs Group, Inc.	68,815	23,629,695
		204,274,269
Consumer finance – 0.5%
American Express Company	120,916	17,865,339
Capital One Financial Corp.	77,375	7,192,780
Discover Financial Services	55,070	5,387,498
Synchrony Financial	97,120	3,191,363
		33,636,980
Diversified financial services – 1.7%
Berkshire Hathaway, Inc., Class B (A)	363,842	112,390,794
Insurance – 2.4%
Aflac, Inc.	115,925	8,339,645
American International Group, Inc.	153,295	9,694,376
Aon PLC, Class A	42,521	12,762,253
Arch Capital Group, Ltd. (A)	74,416	4,671,836

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Arthur J. Gallagher & Company	42,402	$7,994,473
Assurant, Inc.	10,727	1,341,519
Brown & Brown, Inc.	47,261	2,692,459
Chubb, Ltd.	84,194	18,573,196
Cincinnati Financial Corp.	32,093	3,286,002
Everest Re Group, Ltd.	7,945	2,631,940
Globe Life, Inc.	18,268	2,202,207
Lincoln National Corp.	31,227	959,293
Loews Corp.	40,315	2,351,574
Marsh & McLennan Companies, Inc.	100,599	16,647,123
MetLife, Inc.	135,067	9,774,799
Principal Financial Group, Inc.	46,727	3,921,330
Prudential Financial, Inc.	74,993	7,458,804
The Allstate Corp.	54,490	7,388,844
The Hartford Financial Services Group, Inc.	65,143	4,939,794
The Progressive Corp.	117,915	15,294,755
The Travelers Companies, Inc.	47,841	8,969,709
W.R. Berkley Corp.	41,177	2,988,215
Willis Towers Watson PLC	22,168	5,421,849
		160,305,995
		759,234,359
Health care – 15.3%
Biotechnology – 2.4%
AbbVie, Inc.	356,437	57,603,784
Amgen, Inc.	107,839	28,322,835
Biogen, Inc. (A)	29,254	8,101,018
Gilead Sciences, Inc.	252,671	21,691,805
Incyte Corp. (A)	37,218	2,989,350
Moderna, Inc. (A)	67,823	12,182,367
Regeneron Pharmaceuticals, Inc. (A)	21,609	15,590,677
Vertex Pharmaceuticals, Inc. (A)	51,700	14,929,926
		161,411,762
Health care equipment and supplies – 2.7%
Abbott Laboratories	353,035	38,759,713
Align Technology, Inc. (A)	14,644	3,088,420
Baxter International, Inc.	101,525	5,174,729
Becton, Dickinson and Company	57,493	14,620,470
Boston Scientific Corp. (A)	288,604	13,353,707
Dentsply Sirona, Inc.	43,433	1,382,907
DexCom, Inc. (A)	79,142	8,962,040
Edwards Lifesciences Corp. (A)	124,977	9,324,534
Hologic, Inc. (A)	50,328	3,765,038
IDEXX Laboratories, Inc. (A)	16,783	6,846,793
Intuitive Surgical, Inc. (A)	71,991	19,102,812
Medtronic PLC	267,859	20,818,001
ResMed, Inc.	29,518	6,143,581
STERIS PLC	20,162	3,723,720
Stryker Corp.	67,878	16,595,492
Teleflex, Inc.	9,456	2,360,501
The Cooper Companies, Inc.	9,946	3,288,844
Zimmer Biomet Holdings, Inc.	42,298	5,392,995
		182,704,297
Health care providers and services – 3.6%
AmerisourceBergen Corp.	32,649	5,410,266
Cardinal Health, Inc.	54,919	4,221,624
Centene Corp. (A)	115,227	9,449,766
Cigna Corp.	61,509	20,380,392
CVS Health Corp.	264,658	24,663,479
DaVita, Inc. (A)	11,227	838,320
Elevance Health, Inc.	48,383	24,819,028
HCA Healthcare, Inc.	43,397	10,413,544
Henry Schein, Inc. (A)	27,440	2,191,633
Humana, Inc.	25,513	13,067,503
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Laboratory Corp. of America Holdings	18,224	$4,291,388
McKesson Corp.	28,975	10,869,102
Molina Healthcare, Inc. (A)	11,713	3,867,867
Quest Diagnostics, Inc.	23,507	3,677,435
UnitedHealth Group, Inc.	188,567	99,974,452
Universal Health Services, Inc., Class B	13,248	1,866,511
		240,002,310
Life sciences tools and services – 1.9%
Agilent Technologies, Inc.	60,218	9,011,624
Bio-Rad Laboratories, Inc., Class A (A)	4,320	1,816,517
Bio-Techne Corp.	31,636	2,621,992
Charles River Laboratories International, Inc. (A)	10,254	2,234,347
Danaher Corp.	131,983	35,030,928
Illumina, Inc. (A)	31,670	6,403,674
IQVIA Holdings, Inc. (A)	37,599	7,703,659
Mettler-Toledo International, Inc. (A)	4,537	6,558,007
PerkinElmer, Inc.	25,446	3,568,038
Thermo Fisher Scientific, Inc.	78,982	43,494,598
Waters Corp. (A)	12,071	4,135,283
West Pharmaceutical Services, Inc.	14,928	3,513,305
		126,091,972
Pharmaceuticals – 4.7%
Bristol-Myers Squibb Company	430,454	30,971,165
Catalent, Inc. (A)	36,128	1,626,121
Eli Lilly & Company	158,986	58,163,438
Johnson & Johnson	530,026	93,629,093
Merck & Company, Inc.	510,693	56,661,388
Organon & Company	51,271	1,431,999
Pfizer, Inc.	1,131,415	57,973,705
Viatris, Inc.	244,448	2,720,706
Zoetis, Inc.	94,374	13,830,510
		317,008,125
		1,027,218,466
Industrials – 8.4%
Aerospace and defense – 1.8%
General Dynamics Corp.	45,335	11,248,067
Howmet Aerospace, Inc.	74,531	2,937,267
Huntington Ingalls Industries, Inc.	8,053	1,857,666
L3Harris Technologies, Inc.	38,576	8,031,909
Lockheed Martin Corp.	47,573	23,143,789
Northrop Grumman Corp.	29,317	15,995,648
Raytheon Technologies Corp.	297,656	30,039,444
Textron, Inc.	42,644	3,019,195
The Boeing Company (A)	112,526	21,435,078
TransDigm Group, Inc.	10,387	6,540,175
		124,248,238
Air freight and logistics – 0.6%
CH Robinson Worldwide, Inc.	24,974	2,286,619
Expeditors International of Washington, Inc.	32,980	3,427,282
FedEx Corp.	48,193	8,347,028
United Parcel Service, Inc., Class B	147,537	25,647,832
		39,708,761
Airlines – 0.2%
Alaska Air Group, Inc. (A)	25,555	1,097,332
American Airlines Group, Inc. (A)	131,005	1,666,384
Delta Air Lines, Inc. (A)	129,262	4,247,549
Southwest Airlines Company (A)	119,616	4,027,471

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Airlines (continued)
United Airlines Holdings, Inc. (A)	65,870	$2,483,299
		13,522,035
Building products – 0.4%
A.O. Smith Corp.	25,900	1,482,516
Allegion PLC	17,708	1,863,944
Carrier Global Corp.	169,658	6,998,393
Johnson Controls International PLC	138,860	8,887,040
Masco Corp.	45,463	2,121,758
Trane Technologies PLC	46,713	7,851,988
		29,205,639
Commercial services and supplies – 0.5%
Cintas Corp.	17,339	7,830,639
Copart, Inc. (A)	86,244	5,251,397
Republic Services, Inc.	41,399	5,340,057
Rollins, Inc.	46,656	1,704,810
Waste Management, Inc.	75,827	11,895,740
		32,022,643
Construction and engineering – 0.1%
Quanta Services, Inc.	28,833	4,108,703
Electrical equipment – 0.6%
AMETEK, Inc.	46,281	6,466,381
Eaton Corp. PLC	80,295	12,602,300
Emerson Electric Company	119,202	11,450,544
Generac Holdings, Inc. (A)	12,868	1,295,293
Rockwell Automation, Inc.	23,271	5,993,911
		37,808,429
Industrial conglomerates – 0.9%
3M Company	111,605	13,383,672
General Electric Company	221,058	18,522,450
Honeywell International, Inc.	135,812	29,104,512
		61,010,634
Machinery – 1.8%
Caterpillar, Inc.	106,423	25,494,694
Cummins, Inc.	28,423	6,886,609
Deere & Company	56,069	24,040,144
Dover Corp.	28,939	3,918,630
Fortive Corp.	71,706	4,607,111
IDEX Corp.	15,215	3,474,041
Illinois Tool Works, Inc.	56,800	12,513,040
Ingersoll Rand, Inc.	81,279	4,246,828
Nordson Corp.	10,898	2,590,673
Otis Worldwide Corp.	84,716	6,634,110
PACCAR, Inc.	70,098	6,937,599
Parker-Hannifin Corp.	25,879	7,530,789
Pentair PLC	33,154	1,491,267
Snap-on, Inc.	10,738	2,453,526
Stanley Black & Decker, Inc.	29,799	2,238,501
Wabtec Corp.	36,665	3,659,534
Xylem, Inc.	36,324	4,016,345
		122,733,441
Professional services – 0.4%
CoStar Group, Inc. (A)	79,821	6,168,567
Equifax, Inc.	24,675	4,795,833
Jacobs Solutions, Inc.	25,725	3,088,801
Leidos Holdings, Inc.	27,526	2,895,460
Robert Half International, Inc.	22,088	1,630,757
Verisk Analytics, Inc.	31,642	5,582,282
		24,161,700
Road and rail – 0.9%
CSX Corp.	431,661	13,372,858
JB Hunt Transport Services, Inc.	16,742	2,919,135
Norfolk Southern Corp.	47,349	11,667,741
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Old Dominion Freight Line, Inc.	18,477	$5,243,403
Union Pacific Corp.	125,891	26,068,249
		59,271,386
Trading companies and distributors – 0.2%
Fastenal Company	115,852	5,482,117
United Rentals, Inc. (A)	14,109	5,014,621
W.W. Grainger, Inc.	9,127	5,076,894
		15,573,632
		563,375,241
Information technology – 24.9%
Communications equipment – 0.9%
Arista Networks, Inc. (A)	49,686	6,029,396
Cisco Systems, Inc.	834,792	39,769,491
F5, Inc. (A)	12,007	1,723,125
Juniper Networks, Inc.	65,036	2,078,551
Motorola Solutions, Inc.	33,643	8,670,138
		58,270,701
Electronic equipment, instruments and components – 0.6%
Amphenol Corp., Class A	119,914	9,130,252
CDW Corp.	27,264	4,868,805
Corning, Inc.	153,370	4,898,638
Keysight Technologies, Inc. (A)	36,276	6,205,735
TE Connectivity, Ltd.	64,478	7,402,074
Teledyne Technologies, Inc. (A)	9,448	3,778,350
Trimble, Inc. (A)	49,926	2,524,259
Zebra Technologies Corp., Class A (A)	10,441	2,677,177
		41,485,290
IT services – 4.3%
Accenture PLC, Class A	127,518	34,026,903
Akamai Technologies, Inc. (A)	32,045	2,701,394
Automatic Data Processing, Inc.	83,766	20,008,347
Broadridge Financial Solutions, Inc.	23,632	3,169,760
Cognizant Technology Solutions Corp., Class A	104,382	5,969,607
DXC Technology Company (A)	46,342	1,228,063
EPAM Systems, Inc. (A)	11,565	3,790,313
Fidelity National Information Services, Inc.	122,565	8,316,035
Fiserv, Inc. (A)	128,936	13,031,562
FleetCor Technologies, Inc. (A)	15,122	2,777,609
Gartner, Inc. (A)	15,945	5,359,752
Global Payments, Inc.	55,874	5,549,406
IBM Corp.	182,075	25,652,547
Jack Henry & Associates, Inc.	14,688	2,578,625
Mastercard, Inc., Class A	172,004	59,810,951
Paychex, Inc.	64,574	7,462,171
PayPal Holdings, Inc. (A)	233,138	16,604,088
VeriSign, Inc. (A)	18,816	3,865,559
Visa, Inc., Class A	329,609	68,479,566
		290,382,258
Semiconductors and semiconductor equipment – 4.9%
Advanced Micro Devices, Inc. (A)	325,437	21,078,554
Analog Devices, Inc.	104,790	17,188,704
Applied Materials, Inc.	175,376	17,078,115
Broadcom, Inc.	81,407	45,517,096
Enphase Energy, Inc. (A)	27,307	7,235,263
First Solar, Inc. (A)	20,364	3,050,324
Intel Corp.	827,744	21,877,274
KLA Corp.	28,587	10,778,157
Lam Research Corp.	27,613	11,605,744
Microchip Technology, Inc.	111,377	7,824,234
Micron Technology, Inc.	222,387	11,114,902
Monolithic Power Systems, Inc.	8,961	3,168,699
NVIDIA Corp.	504,793	73,770,449

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
NXP Semiconductors NV	52,938	$8,365,792
ON Semiconductor Corp. (A)	87,338	5,447,271
Qorvo, Inc. (A)	20,805	1,885,765
Qualcomm, Inc.	226,390	24,889,317
Skyworks Solutions, Inc.	32,345	2,947,600
SolarEdge Technologies, Inc. (A)	11,216	3,177,156
Teradyne, Inc.	31,606	2,760,784
Texas Instruments, Inc.	184,198	30,433,194
		331,194,394
Software – 8.1%
Adobe, Inc. (A)	94,346	31,750,259
ANSYS, Inc. (A)	17,553	4,240,629
Autodesk, Inc. (A)	43,801	8,185,093
Cadence Design Systems, Inc. (A)	55,210	8,868,934
Ceridian HCM Holding, Inc. (A)	30,855	1,979,348
Fortinet, Inc. (A)	131,937	6,450,400
Gen Digital, Inc.	119,359	2,557,863
Intuit, Inc.	56,865	22,132,995
Microsoft Corp.	1,503,464	360,560,736
Oracle Corp.	306,222	25,030,586
Paycom Software, Inc. (A)	9,799	3,040,728
PTC, Inc. (A)	21,312	2,558,292
Roper Technologies, Inc.	21,371	9,234,195
salesforce.com, Inc. (A)	200,586	26,595,698
ServiceNow, Inc. (A)	40,722	15,811,131
Synopsys, Inc. (A)	30,838	9,846,265
Tyler Technologies, Inc. (A)	8,382	2,702,441
		541,545,593
Technology hardware, storage and peripherals – 6.1%
Apple, Inc.	3,026,681	393,256,643
Hewlett Packard Enterprise Company	261,936	4,180,499
HP, Inc.	183,459	4,929,543
NetApp, Inc.	44,297	2,660,478
Seagate Technology Holdings PLC	39,371	2,071,308
Western Digital Corp. (A)	63,132	1,991,815
		409,090,286
		1,671,968,522
Materials – 2.6%
Chemicals – 1.8%
Air Products & Chemicals, Inc.	44,713	13,783,229
Albemarle Corp.	23,612	5,120,498
Celanese Corp.	20,095	2,054,513
CF Industries Holdings, Inc.	40,170	3,422,484
Corteva, Inc.	144,865	8,515,165
Dow, Inc.	144,778	7,295,363
DuPont de Nemours, Inc.	100,979	6,930,189
Eastman Chemical Company	24,757	2,016,210
Ecolab, Inc.	49,983	7,275,525
FMC Corp.	25,392	3,168,922
International Flavors & Fragrances, Inc.	51,396	5,388,357
Linde PLC	100,467	32,770,326
LyondellBasell Industries NV, Class A	51,294	4,258,941
PPG Industries, Inc.	47,374	5,956,807
The Mosaic Company	69,604	3,053,527
The Sherwin-Williams Company	47,547	11,284,330
		122,294,386
Construction materials – 0.1%
Martin Marietta Materials, Inc.	12,574	4,249,635
Vulcan Materials Company	26,792	4,691,547
		8,941,182
Containers and packaging – 0.3%
Amcor PLC	302,948	3,608,111
Avery Dennison Corp.	16,381	2,964,961
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Containers and packaging (continued)
Ball Corp.	63,362	$3,240,333
International Paper Company	72,980	2,527,297
Packaging Corp. of America	18,897	2,417,115
Sealed Air Corp.	29,277	1,460,337
Westrock Company	51,264	1,802,442
		18,020,596
Metals and mining – 0.4%
Freeport-McMoRan, Inc.	288,279	10,954,602
Newmont Corp.	160,001	7,552,047
Nucor Corp.	52,774	6,956,141
Steel Dynamics, Inc.	34,313	3,352,380
		28,815,170
		178,071,334
Real estate – 2.6%
Equity real estate investment trusts – 2.5%
Alexandria Real Estate Equities, Inc.	29,933	4,360,340
American Tower Corp.	93,859	19,884,968
AvalonBay Communities, Inc.	28,189	4,553,087
Boston Properties, Inc.	28,753	1,943,128
Camden Property Trust	21,475	2,402,623
Crown Castle, Inc.	87,298	11,841,101
Digital Realty Trust, Inc.	57,940	5,809,644
Equinix, Inc.	18,360	12,026,351
Equity Residential	68,241	4,026,219
Essex Property Trust, Inc.	13,129	2,782,298
Extra Space Storage, Inc.	26,996	3,973,271
Federal Realty Investment Trust	14,679	1,483,166
Healthpeak Properties, Inc.	108,776	2,727,014
Host Hotels & Resorts, Inc.	144,118	2,313,094
Invitation Homes, Inc.	116,892	3,464,679
Iron Mountain, Inc.	58,600	2,921,210
Kimco Realty Corp.	124,682	2,640,765
Mid-America Apartment Communities, Inc.	23,272	3,653,471
Prologis, Inc.	186,121	20,981,420
Public Storage	31,849	8,923,771
Realty Income Corp.	124,500	7,897,035
Regency Centers Corp.	31,046	1,940,375
SBA Communications Corp.	21,747	6,095,902
Simon Property Group, Inc.	65,992	7,752,740
UDR, Inc.	61,572	2,384,684
Ventas, Inc.	80,579	3,630,084
VICI Properties, Inc.	194,154	6,290,590
Vornado Realty Trust	32,474	675,784
Welltower, Inc.	93,412	6,123,157
Weyerhaeuser Company	149,243	4,626,533
		170,128,504
Real estate management and development – 0.1%
CBRE Group, Inc., Class A (A)	64,746	4,982,852
		175,111,356
Utilities – 3.1%
Electric utilities – 2.0%
Alliant Energy Corp.	50,585	2,792,798
American Electric Power Company, Inc.	103,566	9,833,592
Constellation Energy Corp.	65,890	5,680,377
Duke Energy Corp.	155,221	15,986,211
Edison International	76,894	4,891,996
Entergy Corp.	41,008	4,613,400
Evergy, Inc.	46,270	2,911,771
Eversource Energy	69,841	5,855,469
Exelon Corp.	199,932	8,643,060
FirstEnergy Corp.	109,430	4,589,494
NextEra Energy, Inc.	396,087	33,112,873
NRG Energy, Inc.	47,404	1,508,395

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
PG&E Corp. (A)	324,568	$5,277,476
Pinnacle West Capital Corp.	22,789	1,732,876
PPL Corp.	148,410	4,336,540
The Southern Company	214,294	15,302,735
Xcel Energy, Inc.	110,270	7,731,030
		134,800,093
Gas utilities – 0.0%
Atmos Energy Corp.	28,201	3,160,486
Independent power and renewable electricity producers – 0.1%
The AES Corp.	134,651	3,872,563
Multi-utilities – 0.9%
Ameren Corp.	52,086	4,631,487
CenterPoint Energy, Inc.	126,903	3,805,821
CMS Energy Corp.	58,502	3,704,932
Consolidated Edison, Inc.	71,481	6,812,854
Dominion Energy, Inc.	167,827	10,291,152
DTE Energy Company	39,057	4,590,369
NiSource, Inc.	81,837	2,243,971
Public Service Enterprise Group, Inc.	100,567	6,161,740
Sempra Energy	63,363	9,792,118
WEC Energy Group, Inc.	63,590	5,962,198
		57,996,642
Water utilities – 0.1%
American Water Works Company, Inc.	36,647	5,585,736
		205,415,520
TOTAL COMMON STOCKS (Cost $2,861,330,268)		$6,504,084,347
500 Index Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 3.3%
Short-term funds – 3.3%
John Hancock Collateral Trust, 4.2988% (C)(D)	22,137,618	$221,283,201
TOTAL SHORT-TERM INVESTMENTS (Cost $221,205,286)		$221,283,201
Total Investments (500 Index Trust) (Cost $3,082,535,554) – 100.2%		$6,725,367,548
Other assets and liabilities, net – (0.2%)		(13,997,525)
TOTAL NET ASSETS – 100.0%		$6,711,370,023
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $4,666,062.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	1,066	Long	Mar 2023	$212,604,872	$205,791,300	$(6,813,572)
						$(6,813,572)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
American Asset Allocation Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	50,953,723	$1,131,172,659
TOTAL INVESTMENT COMPANIES (Cost $1,090,439,840)		$1,131,172,659
Total Investments (American Asset Allocation Trust) (Cost $1,090,439,840) - 100.0%		$1,131,172,659
Other assets and liabilities, net - 0.0%		36,980
TOTAL NET ASSETS - 100.0%		$1,131,209,639
American Global Growth Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	5,894,301	$177,890,014
TOTAL INVESTMENT COMPANIES (Cost $174,173,837)		$177,890,014
Total Investments (American Global Growth Trust) (Cost $174,173,837) - 100.0%		$177,890,014
Other assets and liabilities, net - (0.0%)		(11,519)
TOTAL NET ASSETS - 100.0%		$177,878,495

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

American Growth Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	9,764,267	$744,915,959
TOTAL INVESTMENT COMPANIES (Cost $782,041,812)		$744,915,959
Total Investments (American Growth Trust) (Cost $782,041,812) - 100.0%		$744,915,959
Other assets and liabilities, net - 0.0%		22,866
TOTAL NET ASSETS - 100.0%		$744,938,825
American Growth-Income Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	16,155,907	$811,188,074
TOTAL INVESTMENT COMPANIES (Cost $761,794,054)		$811,188,074
Total Investments (American Growth-Income Trust) (Cost $761,794,054) - 100.0%		$811,188,074
Other assets and liabilities, net - 0.0%		21,591
TOTAL NET ASSETS - 100.0%		$811,209,665
American International Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International Fund - Class 1	22,125,075	$338,734,905
TOTAL INVESTMENT COMPANIES (Cost $418,854,838)		$338,734,905
Total Investments (American International Trust) (Cost $418,854,838) - 100.0%		$338,734,905
Other assets and liabilities, net - (0.0%)		(24,274)
TOTAL NET ASSETS - 100.0%		$338,710,631
Blue Chip Growth Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.4%
Communication services – 12.9%
Entertainment – 1.9%
Netflix, Inc. (A)	52,613	$15,514,521
Sea, Ltd., ADR (A)	124,421	6,473,625
The Walt Disney Company (A)	51,485	4,473,017
		26,461,163
Interactive media and services – 9.9%
Alphabet, Inc., Class A (A)	158,906	14,020,276
Alphabet, Inc., Class C (A)	1,094,793	97,140,983
Meta Platforms, Inc., Class A (A)	200,728	24,155,608
Tencent Holdings, Ltd.	145,200	6,156,533
		141,473,400
Wireless telecommunication services – 1.1%
T-Mobile US, Inc. (A)	110,116	15,416,240
		183,350,803
Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer discretionary – 14.6%
Automobiles – 1.2%
Tesla, Inc. (A)	138,152	$17,017,563
Hotels, restaurants and leisure – 1.8%
Booking Holdings, Inc. (A)	5,571	11,227,125
Chipotle Mexican Grill, Inc. (A)	10,125	14,048,336
		25,275,461
Internet and direct marketing retail – 7.1%
Amazon.com, Inc. (A)	1,161,056	97,528,704
DoorDash, Inc., Class A (A)	59,937	2,926,124
		100,454,828
Multiline retail – 1.2%
Dollar General Corp.	70,861	17,449,521
Specialty retail – 1.6%
Ross Stores, Inc.	167,712	19,466,332
The TJX Companies, Inc.	41,872	3,333,011
		22,799,343
Textiles, apparel and luxury goods – 1.7%
Lululemon Athletica, Inc. (A)	32,673	10,467,776
NIKE, Inc., Class B	118,534	13,869,663
		24,337,439
		207,334,155
Financials – 5.2%
Capital markets – 3.2%
MSCI, Inc.	6,076	2,826,373
S&P Global, Inc.	30,631	10,259,547
The Charles Schwab Corp.	167,055	13,908,999
The Goldman Sachs Group, Inc.	54,052	18,560,376
		45,555,295
Insurance – 2.0%
Chubb, Ltd.	78,183	17,247,170
Marsh & McLennan Companies, Inc.	64,515	10,675,942
		27,923,112
		73,478,407
Health care – 16.7%
Health care equipment and supplies – 3.0%
Align Technology, Inc. (A)	7,362	1,552,646
Intuitive Surgical, Inc. (A)	100,400	26,641,140
Stryker Corp.	49,242	12,039,177
Teleflex, Inc.	10,431	2,603,891
		42,836,854
Health care providers and services – 7.0%
Elevance Health, Inc.	19,253	9,876,211
Humana, Inc.	32,051	16,416,202
UnitedHealth Group, Inc.	138,723	73,548,160
		99,840,573
Health care technology – 0.3%
Veeva Systems, Inc., Class A (A)	23,014	3,713,999
Life sciences tools and services – 2.8%
Danaher Corp.	91,046	24,165,429
Thermo Fisher Scientific, Inc.	29,973	16,505,831
		40,671,260
Pharmaceuticals – 3.6%
AstraZeneca PLC, ADR	89,438	6,063,896
Eli Lilly & Company	97,478	35,661,352
Zoetis, Inc.	63,877	9,361,174
		51,086,422
		238,149,108

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials – 1.1%
Commercial services and supplies – 0.2%
Cintas Corp.	7,318	$3,304,955
Industrial conglomerates – 0.4%
General Electric Company	68,986	5,780,337
Professional services – 0.1%
TransUnion	28,844	1,636,897
Road and rail – 0.4%
Old Dominion Freight Line, Inc.	19,500	5,533,710
		16,255,899
Information technology – 47.6%
Electronic equipment, instruments and components – 0.2%
TE Connectivity, Ltd.	27,158	3,117,738
IT services – 9.1%
Adyen NV (A)(B)	2,900	4,025,922
Affirm Holdings, Inc. (A)(C)	94,208	910,991
Block, Inc. (A)	85,882	5,396,825
Mastercard, Inc., Class A	130,457	45,363,813
MongoDB, Inc. (A)	32,999	6,495,523
PayPal Holdings, Inc. (A)	42,818	3,049,498
Shopify, Inc., Class A (A)	185,373	6,434,297
Snowflake, Inc., Class A (A)	23,630	3,391,850
Visa, Inc., Class A	263,005	54,641,919
		129,710,638
Semiconductors and semiconductor equipment – 7.3%
Advanced Micro Devices, Inc. (A)	199,522	12,923,040
ASML Holding NV, NYRS	37,949	20,735,334
Lam Research Corp.	5,658	2,378,057
Marvell Technology, Inc.	136,332	5,049,737
Monolithic Power Systems, Inc.	23,133	8,180,060
NVIDIA Corp.	272,436	39,813,797
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	64,983	4,840,584
Texas Instruments, Inc.	62,715	10,361,772
		104,282,381
Software – 21.1%
Atlassian Corp., Class A (A)	44,970	5,786,740
Bill.com Holdings, Inc. (A)	52,409	5,710,485
Confluent, Inc., Class A (A)	89,223	1,984,320
Crowdstrike Holdings, Inc., Class A (A)	19,073	2,008,196
Datadog, Inc., Class A (A)	37,867	2,783,225
Fortinet, Inc. (A)	32,930	1,609,948
Intuit, Inc.	64,379	25,057,594
Microsoft Corp.	791,901	189,913,698
Paycom Software, Inc. (A)	5,870	1,821,520
Roper Technologies, Inc.	29,024	12,540,980
ServiceNow, Inc. (A)	87,372	33,923,926
Synopsys, Inc. (A)	55,384	17,683,557
		300,824,189
Technology hardware, storage and peripherals – 9.9%
Apple, Inc.	1,082,197	140,609,856
		678,544,802
Materials – 1.3%
Chemicals – 1.3%
Linde PLC	28,356	9,249,160
The Sherwin-Williams Company	37,999	9,018,303
		18,267,463
TOTAL COMMON STOCKS (Cost $1,264,575,788)		$1,415,380,637
Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS - 0.1%
Consumer discretionary - 0.1%
Carvana Company 10.250%, 05/01/2030 (B)	$3,865,000	$1,816,100
TOTAL CORPORATE BONDS (Cost $3,865,000)		$1,816,100
SHORT-TERM INVESTMENTS – 1.2%
Short-term funds – 1.2%
John Hancock Collateral Trust, 4.2988% (D)(E)	116,993	1,169,436
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (D)	706,520	706,520
T. Rowe Price Government Reserve Fund, 4.2602% (D)	15,506,402	15,506,402
TOTAL SHORT-TERM INVESTMENTS (Cost $17,382,093)		$17,382,358
Total Investments (Blue Chip Growth Trust) (Cost $1,285,822,881) – 100.7%		$1,434,579,095
Other assets and liabilities, net – (0.7%)		(10,165,091)
TOTAL NET ASSETS – 100.0%		$1,424,414,004
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 12-31-22.
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.7%
Communication services – 10.8%
Entertainment – 2.1%
Netflix, Inc. (A)	23,933	$7,057,363
ROBLOX Corp., Class A (A)	56,534	1,608,958
		8,666,321
Interactive media and services – 6.7%
Alphabet, Inc., Class A (A)	135,188	11,927,637
Alphabet, Inc., Class C (A)	134,637	11,946,341
Meta Platforms, Inc., Class A (A)	16,873	2,030,497
ZoomInfo Technologies, Inc. (A)	56,896	1,713,139
		27,617,614
Media – 0.7%
The Trade Desk, Inc., Class A (A)	66,903	2,999,261
Wireless telecommunication services – 1.3%
T-Mobile US, Inc. (A)	40,187	5,626,180
		44,909,376
Consumer discretionary – 24.2%
Automobiles – 3.0%
Tesla, Inc. (A)	100,026	12,321,203
Hotels, restaurants and leisure – 3.7%
Airbnb, Inc., Class A (A)	39,823	3,404,867
Chipotle Mexican Grill, Inc. (A)	2,238	3,105,203

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Marriott International, Inc., Class A	35,461	$5,279,788
McDonald's Corp.	14,392	3,792,724
		15,582,582
Internet and direct marketing retail – 6.3%
Amazon.com, Inc. (A)	239,538	20,121,191
MercadoLibre, Inc. (A)	7,180	6,076,003
		26,197,194
Specialty retail – 5.2%
O'Reilly Automotive, Inc. (A)	6,241	5,267,591
The Home Depot, Inc.	24,173	7,635,284
The TJX Companies, Inc.	86,263	6,866,535
Ulta Beauty, Inc. (A)	3,721	1,745,409
		21,514,819
Textiles, apparel and luxury goods – 6.0%
Lululemon Athletica, Inc. (A)	23,280	7,458,446
LVMH Moet Hennessy Louis Vuitton SE	17,310	12,596,355
NIKE, Inc., Class B	39,903	4,669,050
		24,723,851
		100,339,649
Consumer staples – 3.7%
Food and staples retailing – 2.3%
Costco Wholesale Corp.	21,154	9,656,801
Personal products – 1.4%
The Estee Lauder Companies, Inc., Class A	23,635	5,864,080
		15,520,881
Energy – 2.3%
Energy equipment and services – 2.3%
Schlumberger, Ltd.	174,675	9,338,126
Financials – 3.6%
Capital markets – 3.6%
KKR & Company, Inc.	47,940	2,225,375
S&P Global, Inc.	19,122	6,404,723
The Goldman Sachs Group, Inc.	17,789	6,108,387
		14,738,485
Health care – 15.2%
Biotechnology – 1.5%
Vertex Pharmaceuticals, Inc. (A)	21,792	6,293,094
Health care equipment and supplies – 3.1%
Abbott Laboratories	22,170	2,434,044
DexCom, Inc. (A)	40,681	4,606,716
Intuitive Surgical, Inc. (A)	21,754	5,772,424
		12,813,184
Health care providers and services – 2.7%
UnitedHealth Group, Inc.	21,041	11,155,517
Life sciences tools and services – 2.1%
Danaher Corp.	25,719	6,826,337
Thermo Fisher Scientific, Inc.	3,759	2,070,044
		8,896,381
Pharmaceuticals – 5.8%
Eli Lilly & Company	44,240	16,184,762
Novo Nordisk A/S, ADR	57,318	7,757,418
		23,942,180
		63,100,356
Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials – 2.4%
Aerospace and defense – 0.8%
Northrop Grumman Corp.	6,168	$3,365,322
Road and rail – 1.6%
Uber Technologies, Inc. (A)	269,884	6,674,231
		10,039,553
Information technology – 34.8%
IT services – 9.4%
Adyen NV (A)(B)	3,771	5,235,087
Mastercard, Inc., Class A	37,960	13,199,831
Snowflake, Inc., Class A (A)	34,829	4,999,355
Visa, Inc., Class A	74,404	15,458,175
		38,892,448
Semiconductors and semiconductor equipment – 8.3%
ASML Holding NV, NYRS	10,456	5,713,158
Broadcom, Inc.	17,507	9,788,689
NVIDIA Corp.	130,662	19,094,945
		34,596,792
Software – 10.8%
Adobe, Inc. (A)	19,476	6,554,258
Atlassian Corp., Class A (A)	28,331	3,645,633
Crowdstrike Holdings, Inc., Class A (A)	28,467	2,997,290
HubSpot, Inc. (A)	4,824	1,394,763
Microsoft Corp.	107,348	25,744,197
salesforce.com, Inc. (A)	33,009	4,376,663
		44,712,804
Technology hardware, storage and peripherals – 6.3%
Apple, Inc.	201,733	26,211,169
		144,413,213
Real estate – 1.7%
Equity real estate investment trusts – 1.7%
American Tower Corp.	32,660	6,919,348
TOTAL COMMON STOCKS (Cost $418,094,992)		$409,318,987
PREFERRED SECURITIES – 0.6%
Consumer discretionary – 0.6%
Automobiles – 0.6%
Dr. Ing. h.c. F. Porsche AG (A)(C)	27,003	2,724,967
TOTAL PREFERRED SECURITIES (Cost $2,175,730)		$2,724,967
SHORT-TERM INVESTMENTS – 1.3%
Short-term funds – 1.3%
John Hancock Collateral Trust, 4.2988% (D)(E)	285,111	2,849,917
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (D)	2,343,005	2,343,005
TOTAL SHORT-TERM INVESTMENTS (Cost $5,192,950)		$5,192,922
Total Investments (Capital Appreciation Trust) (Cost $425,463,672) – 100.6%		$417,236,876
Other assets and liabilities, net – (0.6%)		(2,438,618)
TOTAL NET ASSETS – 100.0%		$414,798,258
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 12-31-22.

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 62.0%
Communication services – 1.9%
Entertainment – 0.1%
Madison Square Garden Sports Corp.	1,912	$350,527
Interactive media and services – 1.8%
Alphabet, Inc., Class A (A)(B)	68,540	6,047,284
Meta Platforms, Inc., Class A (B)	13,331	1,604,253
		7,651,537
		8,002,064
Consumer discretionary – 5.1%
Auto components – 0.1%
Mobileye Global, Inc., Class A (B)	7,019	246,086
Hotels, restaurants and leisure – 2.9%
Hilton Worldwide Holdings, Inc. (A)	14,200	1,794,312
Starbucks Corp. (A)	21,800	2,162,560
Yum! Brands, Inc. (A)	65,166	8,346,461
		12,303,333
Internet and direct marketing retail – 2.1%
Amazon.com, Inc. (A)(B)	104,311	8,762,124
		21,311,543
Consumer staples – 0.3%
Beverages – 0.3%
Keurig Dr. Pepper, Inc.	40,375	1,439,773
Energy – 1.7%
Oil, gas and consumable fuels – 1.7%
ConocoPhillips	10,107	1,192,626
EOG Resources, Inc.	29,885	3,870,705
Pioneer Natural Resources Company	8,250	1,884,218
		6,947,549
Financials – 6.8%
Banks – 2.9%
The PNC Financial Services Group, Inc.	76,588	12,096,309
Capital markets – 3.2%
Intercontinental Exchange, Inc.	76,546	7,852,854
KKR & Company, Inc.	75,244	3,492,826
MSCI, Inc.	1,212	563,786
S&P Global, Inc.	4,313	1,444,596
		13,354,062
Insurance – 0.7%
Marsh & McLennan Companies, Inc.	18,882	3,124,593
		28,574,964
Health care – 14.6%
Biotechnology – 0.7%
AbbVie, Inc.	19,190	3,101,296
Health care equipment and supplies – 4.5%
Alcon, Inc.	63,764	4,375,419
Baxter International, Inc.	42,000	2,140,740
Becton, Dickinson and Company	20,987	5,336,994
GE HealthCare Technologies, Inc. (B)(C)	9,440	551,107
Stryker Corp.	7,506	1,835,142
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Teleflex, Inc.	19,052	$4,755,951
		18,995,353
Health care providers and services – 2.0%
UnitedHealth Group, Inc.	15,654	8,299,438
Life sciences tools and services – 6.5%
Avantor, Inc. (B)	236,485	4,987,469
Danaher Corp.	25,124	6,668,412
PerkinElmer, Inc.	54,075	7,582,397
Thermo Fisher Scientific, Inc.	14,361	7,908,459
		27,146,737
Pharmaceuticals – 0.9%
Catalent, Inc. (B)	26,675	1,200,642
Eli Lilly & Company	7,100	2,597,464
		3,798,106
		61,340,930
Industrials – 9.2%
Commercial services and supplies – 1.4%
Aurora Innovation, Inc. (B)	314,442	380,475
Waste Connections, Inc.	41,331	5,478,837
		5,859,312
Industrial conglomerates – 1.7%
General Electric Company (A)	85,497	7,163,794
Machinery – 3.5%
Fortive Corp.	126,378	8,119,787
Ingersoll Rand, Inc.	124,057	6,481,978
		14,601,765
Professional services – 2.6%
Equifax, Inc.	28,886	5,614,283
TransUnion	94,400	5,357,200
		10,971,483
		38,596,354
Information technology – 18.1%
Electronic equipment, instruments and components – 2.6%
TE Connectivity, Ltd.	53,363	6,126,072
Teledyne Technologies, Inc. (B)	12,195	4,876,902
		11,002,974
IT services – 1.4%
Mastercard, Inc., Class A	9,000	3,129,570
Visa, Inc., Class A	12,800	2,659,328
		5,788,898
Semiconductors and semiconductor equipment – 3.8%
NVIDIA Corp.	17,500	2,557,450
NXP Semiconductors NV	47,551	7,514,485
Texas Instruments, Inc.	36,035	5,953,703
		16,025,638
Software – 7.9%
Black Knight, Inc. (B)	35,373	2,184,283
Microsoft Corp.	91,796	22,014,509
Roper Technologies, Inc.	11,923	5,151,809
salesforce.com, Inc. (B)	27,757	3,680,301
		33,030,902
Technology hardware, storage and peripherals – 2.4%
Apple, Inc.	79,412	10,318,001
		76,166,413
Materials – 1.0%
Chemicals – 1.0%
Linde PLC	12,551	4,093,885

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Utilities – 3.3%
Electric utilities – 1.4%
Exelon Corp.	56,390	$2,437,740
Xcel Energy, Inc.	48,200	3,379,302
		5,817,042
Multi-utilities – 1.9%
Ameren Corp.	69,291	6,161,356
Public Service Enterprise Group, Inc.	27,200	1,666,544
		7,827,900
		13,644,942
TOTAL COMMON STOCKS (Cost $271,364,760)		$260,118,417
PREFERRED SECURITIES – 0.4%
Financials – 0.0%
Capital markets – 0.0%
The Charles Schwab Corp., 5.950%	1,000	23,590
Utilities – 0.4%
Electric utilities – 0.1%
SCE Trust IV, 5.375% (5.375% to 9-15-25, then 3 month LIBOR + 3.132%)	18,406	333,149
Multi-utilities – 0.3%
CMS Energy Corp., 5.875%	24,327	539,573
CMS Energy Corp., 5.875%	26,823	600,835
NiSource, Inc., 6.500% (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	4,079	99,079
		1,239,487
		1,572,636
TOTAL PREFERRED SECURITIES (Cost $1,865,875)		$1,596,226
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 9.4%
U.S. Government – 9.4%
U.S. Treasury Notes 2.750%, 08/15/2032	$43,341,000	39,467,398
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $39,470,980)		$39,467,398
CORPORATE BONDS - 6.7%
Communication services - 1.5%
Altice France Holding SA 10.500%, 05/15/2027 (D)	450,000	343,125
CCO Holdings LLC
5.000%, 02/01/2028 (D)	2,595,000	2,356,234
5.125%, 05/01/2027 (D)	2,681,000	2,498,880
5.500%, 05/01/2026 (D)	125,000	121,013
Live Nation Entertainment, Inc. 4.875%, 11/01/2024 (D)	35,000	33,889
Sirius XM Radio, Inc. 5.000%, 08/01/2027 (D)	145,000	134,032
T-Mobile USA, Inc.
2.625%, 02/15/2029	15,000	12,698
2.875%, 02/15/2031	60,000	49,580
3.375%, 04/15/2029	165,000	145,327
3.500%, 04/15/2031	700,000	604,660
4.750%, 02/01/2028	25,000	24,307
		6,323,745
Consumer discretionary - 1.9%
Cedar Fair LP
5.250%, 07/15/2029	384,000	344,851
5.375%, 04/15/2027	676,000	645,580
5.500%, 05/01/2025 (D)	410,000	405,538
6.500%, 10/01/2028	345,000	333,788
Clarios Global LP
6.250%, 05/15/2026 (D)	222,000	217,005
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Clarios Global LP (continued)
6.750%, 05/15/2025 (D)	$147,000	$147,340
8.500%, 05/15/2027 (D)	650,000	634,723
Hilton Domestic Operating Company, Inc. 5.375%, 05/01/2025 (D)	30,000	29,694
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, 06/01/2027 (D)	1,237,000	1,187,520
Life Time, Inc. 5.750%, 01/15/2026 (D)	365,000	339,633
Marriott International, Inc. 3.125%, 06/15/2026	570,000	533,596
Six Flags Entertainment Corp.
4.875%, 07/31/2024 (D)	1,405,000	1,352,769
5.500%, 04/15/2027 (D)	711,000	640,362
Six Flags Theme Parks, Inc. 7.000%, 07/01/2025 (D)	249,000	250,696
Yum! Brands, Inc.
4.750%, 01/15/2030 (D)	2,000	1,835
5.350%, 11/01/2043	579,000	476,228
5.375%, 04/01/2032	264,000	244,530
6.875%, 11/15/2037	367,000	372,193
		8,157,881
Financials - 1.7%
Acrisure LLC 7.000%, 11/15/2025 (D)	775,000	712,080
Alliant Holdings Intermediate LLC
4.250%, 10/15/2027 (D)	75,000	67,172
5.875%, 11/01/2029 (D)	75,000	61,680
6.750%, 10/15/2027 (D)	183,000	164,491
AmWINS Group, Inc. 4.875%, 06/30/2029 (D)	135,000	114,500
HUB International, Ltd.
5.625%, 12/01/2029 (D)	165,000	144,108
7.000%, 05/01/2026 (D)	1,805,000	1,767,077
Intercontinental Exchange, Inc.
4.000%, 09/15/2027	59,000	57,001
4.350%, 06/15/2029	198,000	191,434
5.200%, 06/15/2062	719,000	678,360
MSCI, Inc.
3.250%, 08/15/2033 (D)	160,000	123,561
3.625%, 09/01/2030 to 11/01/2031 (D)	1,573,000	1,304,675
3.875%, 02/15/2031 (D)	467,000	388,275
4.000%, 11/15/2029 (D)	339,000	295,281
State Street Corp. 8.366%, (3 month LIBOR + 3.597%), 03/15/2023 (E)(F)	145,000	144,605
USI, Inc. 6.875%, 05/01/2025 (D)	799,000	769,712
		6,984,012
Health care - 0.3%
Avantor Funding, Inc. 4.625%, 07/15/2028 (D)	225,000	204,444
Charles River Laboratories International, Inc.
3.750%, 03/15/2029 (D)	139,000	122,932
4.000%, 03/15/2031 (D)	36,000	31,140
4.250%, 05/01/2028 (D)	42,000	38,681
Hadrian Merger Sub, Inc. 8.500%, 05/01/2026 (D)	372,000	327,360
Hologic, Inc. 3.250%, 02/15/2029 (D)	43,000	36,924
Surgery Center Holdings, Inc. 10.000%, 04/15/2027 (D)	241,000	245,218

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Teleflex, Inc. 4.625%, 11/15/2027	$285,000	$271,631
		1,278,330
Industrials - 1.1%
Booz Allen Hamilton, Inc.
3.875%, 09/01/2028 (D)	234,000	207,315
4.000%, 07/01/2029 (D)	15,000	13,202
Delta Air Lines, Inc. 4.750%, 10/20/2028 (D)	390,000	366,590
General Electric Company 8.099%, (3 month LIBOR + 3.330%), 03/15/2023 (E)(F)	1,910,000	1,876,465
Howmet Aerospace, Inc.
3.000%, 01/15/2029	692,000	588,200
5.900%, 02/01/2027	29,000	28,837
Korn Ferry 4.625%, 12/15/2027 (D)	90,000	82,891
Lennox International, Inc. 3.000%, 11/15/2023	515,000	505,814
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (D)	252,016	250,555
Sensata Technologies BV
5.000%, 10/01/2025 (D)	325,000	317,399
5.625%, 11/01/2024 (D)	90,000	89,134
TransDigm, Inc. 5.500%, 11/15/2027	110,000	103,296
United Airlines 2012-1 Class A Pass Through Trust 4.150%, 04/11/2024	133,106	127,258
US Airways 2010-1 Class A Pass Through Trust 6.250%, 04/22/2023	65,680	64,718
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/2025	10,734	9,805
US Airways 2013-1 Class A Pass Through Trust 3.950%, 11/15/2025	110,958	100,578
		4,732,057
Information technology - 0.1%
Clarivate Science Holdings Corp.
3.875%, 07/01/2028 (D)	102,000	88,372
4.875%, 07/01/2029 (D)	80,000	68,028
Crowdstrike Holdings, Inc. 3.000%, 02/15/2029	24,000	20,250
Entegris Escrow Corp. 4.750%, 04/15/2029 (D)	160,000	145,910
		322,560
Real estate - 0.0%
SBA Communications Corp. 3.875%, 02/15/2027	195,000	176,185
Utilities - 0.1%
NiSource, Inc. 5.650%, (5.650% to 6-15-23, then 5 Year CMT + 2.843%), 06/15/2023 (E)	439,000	409,368
TOTAL CORPORATE BONDS (Cost $29,738,335)		$28,384,138
CONVERTIBLE BONDS - 0.1%
Communication services - 0.1%
Spotify USA, Inc. 6.902%, 03/15/2026 (G)	410,000	330,050
TOTAL CONVERTIBLE BONDS (Cost $367,800)		$330,050
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (H) – 12.6%
Communication services – 0.1%
Charter Communications Operating LLC, 2019 Term Loan B1 (1 month LIBOR + 1.750%) 6.140%, 04/30/2025	$468,196	465,049
Consumer discretionary – 0.3%
Hilton Worldwide Finance LLC, 2019 Term Loan B2 (1 month LIBOR + 1.750%) 6.173%, 06/22/2026	190,938	190,178
IRB Holding Corp., 2020 Term Loan B (1 month LIBOR + 2.750%) 7.134%, 02/05/2025	319,707	316,459
IRB Holding Corp., 2022 Term Loan B (1 month SOFR + 3.000%) 7.317%, 12/15/2027	526,007	509,832
Life Time, Inc., 2021 Term Loan B (3 month LIBOR + 4.750%) 9.485%, 12/16/2024	151,739	150,743
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B (1 month LIBOR + 3.000%) 7.438%, 08/25/2028	75,370	73,916
Woof Holdings, Inc., 1st Lien Term Loan (1 month LIBOR + 3.750%) 8.104%, 12/21/2027	196,500	184,382
		1,425,510
Consumer staples – 0.3%
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month LIBOR + 3.750%) 8.480%, 10/01/2026	1,273,753	1,217,848
Financials – 4.5%
Acrisure LLC, 2021 Incremental Term Loan B (1 month LIBOR + 3.750%) 8.134%, 02/15/2027	246,875	233,991
Alliant Holdings Intermediate LLC, 2018 Term Loan B (1 month LIBOR + 3.250%) 7.634%, 05/09/2025	893,582	880,849
Alliant Holdings Intermediate LLC, 2021 Term Loan B4 (1 month LIBOR + 3.500%) 7.854%, 11/06/2027	1,476,030	1,440,708
Alliant Holdings Intermediate LLC, Term Loan B (1 month LIBOR + 3.250%) 7.634%, 05/09/2025	458,088	451,625
Howden Group Holdings, Ltd., 2021 Term Loan B (1 month LIBOR + 3.250%) 7.688%, 11/12/2027	1,433,288	1,393,614
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 3.000%) 7.327%, 04/25/2025	7,056,536	6,971,293
HUB International, Ltd., 2021 Term Loan B (3 month LIBOR + 3.250%) 7.528%, 04/25/2025	4,567,402	4,520,678
HUB International, Ltd., 2022 Term Loan B (3 month SOFR + 4.000%) 8.220%, 11/10/2029	408,055	403,183
Ryan Specialty Group LLC, Term Loan (1 month SOFR + 3.000%) 7.423%, 09/01/2027	264,072	261,873
USI, Inc., 2019 Incremental Term Loan B (3 month LIBOR + 3.250%) 7.980%, 12/02/2026	813,426	806,308
USI, Inc., 2022 Incremental Term Loan (1 month SOFR + 3.750%) 8.330%, 11/22/2029	1,507,287	1,491,144
		18,855,266

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
		Shares or Principal Amount	Value
TERM LOANS (H)(continued)
Health care – 1.8%
ADMI Corp., 2021 Incremental Term Loan B3 (1 month LIBOR + 3.750%) 8.136%, 12/23/2027		$1,051,688	955,069
ADMI Corp., 2021 Term Loan B2 (1 month LIBOR + 3.375%) 7.759%, 12/23/2027		579,675	524,316
Eyecare Partners LLC, 2020 Term Loan (3 month LIBOR + 3.750%) 8.480%, 02/18/2027		74,055	58,998
Eyecare Partners LLC, 2021 Incremental Term Loan (3 month LIBOR + 3.750%) 8.480%, 11/15/2028		13,345	11,190
Heartland Dental LLC, 2018 1st Lien Term Loan (1 month LIBOR + 3.750%) 8.134%, 04/30/2025		1,596,121	1,471,624
Heartland Dental LLC, 2021 Incremental Term Loan (1 month LIBOR + 4.000%) 8.387%, 04/30/2025		147,750	137,038
Loire Finco Luxembourg Sarl, Term Loan (1 month LIBOR + 3.000%) 7.384%, 04/21/2027		1,136,200	1,058,087
Medline Borrower LP, USD Term Loan B (1 month LIBOR + 3.250%) 7.634%, 10/23/2028		2,487,833	2,360,904
PetVet Care Centers LLC, 2018 1st Lien Term Loan (1 month LIBOR + 2.750%) 7.134%, 02/14/2025		82,826	77,081
PetVet Care Centers LLC, 2018 2nd Lien Term Loan (1 month LIBOR + 6.250%) 10.634%, 02/13/2026		25,000	22,979
PetVet Care Centers LLC, 2018 Incremental Term Loan (1 month LIBOR + 3.250%) 7.634%, 02/14/2025		196,035	182,864
PetVet Care Centers LLC, 2021 Term Loan B3 (1 month LIBOR + 3.500%) 7.884%, 02/14/2025		756,451	708,832
			7,568,982
Industrials – 2.0%
Camelot US Acquisition LLC, 2020 Incremental Term Loan B (1 month LIBOR + 3.000%) 7.384%, 10/30/2026		255,786	251,630
Filtration Group Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.000%) 7.384%, 03/29/2025		324,017	320,103
Filtration Group Corp., 2018 EUR Term Loan (1 month EURIBOR + 3.500%) 5.398%, 03/29/2025	EUR	510,123	526,495
Filtration Group Corp., 2021 Incremental Term Loan (1 month LIBOR + 3.500%) 7.884%, 10/21/2028		$202,438	198,389
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%) 9.996%, 06/21/2027		4,867,716	5,000,362
SkyMiles IP, Ltd., 2020 Skymiles Term Loan B (3 month LIBOR + 3.750%) 7.993%, 10/20/2027		1,888,164	1,922,151
TK Elevator US Newco, Inc., Term Loan B (6 month LIBOR + 3.500%) 6.871%, 07/30/2027		263,985	253,592
			8,472,722
Information technology – 3.1%
Applied Systems, Inc., 2017 1st Lien Term Loan (3 month LIBOR + 3.000%) 7.730%, 09/19/2024		919,929	915,909
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (H)(continued)
Information technology (continued)
Applied Systems, Inc., 2021 2nd Lien Term Loan (3 month SOFR + 6.750%) 10.230%, 09/19/2025	$164,028	162,183
Applied Systems, Inc., 2022 Extended 1st Lien Term Loan (3 month SOFR + 4.500%) 9.080%, 09/18/2026	276,033	274,446
Ascend Learning LLC, 2021 Term Loan (1 month LIBOR + 3.500%) 7.884%, 12/11/2028	1,590,889	1,501,402
Azalea TopCo, Inc., 2021 Term Loan B (1 month LIBOR + 3.750%) 8.134%, 07/24/2026	24,625	22,573
Azalea TopCo, Inc., Term Loan (1 month LIBOR + 3.500%) 7.884%, 07/24/2026	963,389	880,297
Celestial Saturn Parent, Inc., 2nd Lien Term Loan (1 month LIBOR + 6.500%) 10.938%, 06/04/2029	80,000	56,040
Entegris, Inc., 2022 Term Loan B (1 and 3 month SOFR + 3.000%) 7.529%, 07/06/2029	1,573,888	1,567,986
RealPage, Inc., 1st Lien Term Loan (1 month LIBOR + 3.000%) 7.384%, 04/24/2028	1,407,188	1,335,421
RealPage, Inc., 2nd Lien Term Loan (1 month LIBOR + 6.500%) 10.884%, 04/23/2029	75,000	71,813
Sophia LP, 2021 Term Loan B (3 month LIBOR + 3.500%) 8.230%, 10/07/2027	296,250	285,327
UKG, Inc., 2021 2nd Lien Term Loan (1 month LIBOR + 5.250%) 8.998%, 05/03/2027	290,000	265,495
UKG, Inc., 2021 Term Loan (3 month LIBOR + 3.250%) 6.998%, 05/04/2026	5,806,252	5,515,939
		12,854,831
Materials – 0.5%
HB Fuller Company, 2017 Term Loan B (1 month LIBOR + 2.000%) 6.353%, 10/20/2024	2,021,655	2,019,552
TOTAL TERM LOANS (Cost $54,303,832)		$52,879,760
ASSET BACKED SECURITIES - 0.3%
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 4.118%, 07/25/2047 (D)	495,300	$453,905
Domino's Pizza Master Issuer LLC Series 2018-1A, Class A2I 4.116%, 07/25/2048 (D)	470,400	445,272
Domino's Pizza Master Issuer LLC Series 2019-1A, Class A2 3.668%, 10/25/2049 (D)	209,088	180,618
TOTAL ASSET BACKED SECURITIES (Cost $1,170,390)		$1,079,795
SHORT-TERM INVESTMENTS – 8.8%
Short-term funds – 8.2%
T. Rowe Price Government Reserve Fund, 4.2602% (I)	34,304,081	34,304,081

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement – 0.6%
Repurchase Agreement with State Street Corp. dated 12-30-22 at 1.280% to be repurchased at $2,781,396 on 1-3-23, collateralized by $2,991,700 U.S. Treasury Notes, 2.750% due 7-31-27 (valued at $2,836,622)	$2,781,000	$2,781,000
TOTAL SHORT-TERM INVESTMENTS (Cost $37,085,081)		$37,085,081
Total Investments (Capital Appreciation Value Trust) (Cost $435,367,053) – 100.3%		$420,940,865
Other assets and liabilities, net – (0.3%)		(1,252,330)
TOTAL NET ASSETS – 100.0%		$419,688,535
Currency Abbreviations
EUR	Euro
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
Capital Appreciation Value Trust (continued)
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Non-income producing security.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	The rate shown is the annualized seven-day yield as of 12-31-22.

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
GSI	Alphabet, Inc., Class A	USD	160.00	Jan 2023	20	20	$18,097	—
GSI	Alphabet, Inc., Class A	USD	165.00	Jan 2023	20	20	15,497	—
GSI	Alphabet, Inc., Class A	USD	170.00	Jan 2023	20	20	13,047	—
GSI	Alphabet, Inc., Class A	USD	175.00	Jan 2023	20	20	11,097	—
WFB	Alphabet, Inc., Class A	USD	120.00	Jan 2024	108	10,800	85,221	$(44,236)
GSI	Amazon.com, Inc.	USD	175.00	Jan 2023	80	80	75,859	—
GSI	Amazon.com, Inc.	USD	180.00	Jan 2023	20	20	23,414	—
GSI	Amazon.com, Inc.	USD	185.00	Jan 2023	20	20	20,260	—
GSI	Amazon.com, Inc.	USD	190.00	Jan 2023	40	40	42,510	—
GSI	Amazon.com, Inc.	USD	190.00	Jan 2023	20	20	17,387	—
GSI	Amazon.com, Inc.	USD	195.00	Jan 2023	40	40	36,018	—
GSI	Amazon.com, Inc.	USD	200.00	Jan 2023	20	20	34,022	—
GSI	Amazon.com, Inc.	USD	200.00	Jan 2023	40	40	31,126	—
GSI	Amazon.com, Inc.	USD	205.00	Jan 2023	40	40	26,382	—
GSI	Amazon.com, Inc.	USD	210.00	Jan 2023	20	20	27,523	—
GSI	Amazon.com, Inc.	USD	210.00	Jan 2023	40	40	22,290	—
GSI	Amazon.com, Inc.	USD	220.00	Jan 2023	20	20	22,230	—
JPM	Apple, Inc.	USD	170.00	Jan 2023	11	1,100	8,824	(8)
JPM	Apple, Inc.	USD	170.00	Jan 2023	35	3,500	22,950	(27)
JPM	Apple, Inc.	USD	175.00	Jan 2023	11	1,100	7,202	(5)
JPM	Apple, Inc.	USD	175.00	Jan 2023	35	3,500	18,886	(14)
JPM	Apple, Inc.	USD	180.00	Jan 2023	11	1,100	5,805	(2)
JPM	Apple, Inc.	USD	180.00	Jan 2023	35	3,500	15,531	(8)
WFB	General Electric Company	USD	85.00	Jan 2023	67	6,700	39,243	(12,557)
WFB	General Electric Company	USD	90.00	Jan 2023	67	6,700	28,602	(2,845)
WFB	General Electric Company	USD	95.00	Jan 2023	67	6,700	20,027	(460)
WFB	General Electric Company	USD	110.00	Jan 2023	3	300	2,615	—
WFB	General Electric Company	USD	110.00	Jan 2023	46	4,600	37,769	(3)
WFB	General Electric Company	USD	110.00	Jan 2023	39	3,900	32,468	(3)
WFB	Hilton Worldwide Holdings, Inc.	USD	145.00	Jan 2024	28	2,800	46,536	(34,181)
WFB	Hilton Worldwide Holdings, Inc.	USD	150.00	Jan 2024	27	2,700	40,284	(28,510)
CITI	Keurig Dr. Pepper, Inc.	USD	40.00	Jan 2023	67	6,700	9,577	(1)
CITI	Keurig Dr. Pepper, Inc.	USD	42.00	Jan 2023	67	6,700	5,918	—
SFG	Microsoft Corp.	USD	320.00	Jan 2023	11	1,100	19,554	(1)
SFG	Microsoft Corp.	USD	320.00	Jan 2023	10	1,000	19,093	(1)
CITI	Microsoft Corp.	USD	325.00	Jan 2023	39	3,900	26,862	(1)
CITI	Microsoft Corp.	USD	330.00	Jan 2023	8	800	11,752	—
The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
CITI	Microsoft Corp.	USD	330.00	Jan 2023	7	700	$10,343	—
CITI	Microsoft Corp.	USD	330.00	Jan 2023	6	600	10,666	—
SFG	Microsoft Corp.	USD	330.00	Jan 2023	11	1,100	16,639	—
SFG	Microsoft Corp.	USD	330.00	Jan 2023	10	1,000	16,190	—
CITI	Microsoft Corp.	USD	340.00	Jan 2023	8	800	9,933	—
CITI	Microsoft Corp.	USD	340.00	Jan 2023	7	700	8,727	—
CITI	Microsoft Corp.	USD	340.00	Jan 2023	6	600	9,046	—
CITI	Microsoft Corp.	USD	340.00	Jan 2023	15	1,500	30,384	—
CITI	Microsoft Corp.	USD	340.00	Jan 2023	7	700	14,213	—
SFG	Microsoft Corp.	USD	340.00	Jan 2023	11	1,100	14,179	—
SFG	Microsoft Corp.	USD	340.00	Jan 2023	10	1,000	13,686	—
CITI	Microsoft Corp.	USD	350.00	Jan 2023	8	800	8,353	—
CITI	Microsoft Corp.	USD	350.00	Jan 2023	7	700	7,388	—
CITI	Microsoft Corp.	USD	350.00	Jan 2023	6	600	7,637	—
CITI	Microsoft Corp.	USD	350.00	Jan 2023	15	1,500	25,849	—
CITI	Microsoft Corp.	USD	350.00	Jan 2023	7	700	12,179	—
JPM	Microsoft Corp.	USD	350.00	Jan 2023	22	2,200	33,594	—
SFG	Microsoft Corp.	USD	350.00	Jan 2023	11	1,100	11,924	—
SFG	Microsoft Corp.	USD	350.00	Jan 2023	10	1,000	11,583	—
JPM	Microsoft Corp.	USD	355.00	Jan 2023	21	2,100	29,127	—
CITI	Microsoft Corp.	USD	360.00	Jan 2023	15	1,500	21,905	—
CITI	Microsoft Corp.	USD	360.00	Jan 2023	7	700	10,368	—
JPM	Microsoft Corp.	USD	360.00	Jan 2023	22	2,200	27,654	—
CITI	Microsoft Corp.	USD	365.00	Jan 2023	15	1,500	19,959	—
JPM	Microsoft Corp.	USD	300.00	Jan 2024	44	4,400	68,741	$(54,374)
JPM	Microsoft Corp.	USD	300.00	Jan 2024	42	4,200	67,078	(51,902)
GSI	Starbucks Corp.	USD	97.50	Jan 2023	25	2,500	25,599	(9,113)
GSI	Starbucks Corp.	USD	97.50	Jan 2023	25	2,500	23,425	(9,113)
GSI	Starbucks Corp.	USD	100.00	Jan 2023	25	2,500	22,796	(5,505)
GSI	Starbucks Corp.	USD	100.00	Jan 2023	25	2,500	21,175	(5,505)
GSI	Starbucks Corp.	USD	105.00	Jan 2023	25	2,500	17,662	(1,440)
GSI	Starbucks Corp.	USD	105.00	Jan 2023	25	2,500	16,675	(1,440)
GSI	Starbucks Corp.	USD	100.00	Jan 2024	34	3,400	36,680	(46,326)
GSI	Starbucks Corp.	USD	105.00	Jan 2024	34	3,400	30,193	(38,280)
JPM	TE Connectivity, Ltd.	USD	120.00	Jan 2023	53	5,300	25,179	(4,324)
JPM	The PNC Financial Services Group, Inc.	USD	190.00	Jan 2023	18	1,800	16,506	(10)
JPM	The PNC Financial Services Group, Inc.	USD	195.00	Jan 2023	18	1,800	13,716	(4)
JPM	The PNC Financial Services Group, Inc.	USD	200.00	Jan 2023	18	1,800	11,286	(2)
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	12	1,200	15,986	—
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	8	800	10,400	—
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	2	200	2,581	—
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	7	700	9,078	—
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	12	1,200	12,656	—
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	8	800	8,226	—
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	2	200	2,040	—
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	7	700	7,146	—
CITI	Thermo Fisher Scientific, Inc.	USD	640.00	Jan 2023	8	800	21,452	(138)
CITI	UnitedHealth Group, Inc.	USD	540.00	Jan 2023	16	1,600	43,280	(12,810)
CITI	UnitedHealth Group, Inc.	USD	560.00	Jan 2023	9	900	23,682	(2,129)
CITI	UnitedHealth Group, Inc.	USD	580.00	Jan 2023	9	900	17,859	(434)
CITI	UnitedHealth Group, Inc.	USD	580.00	Jan 2024	19	1,900	106,339	(82,010)
JPM	UnitedHealth Group, Inc.	USD	600.00	Jan 2024	20	2,000	66,363	(70,953)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2023	6	600	1,962	(2)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2023	13	1,300	3,781	(4)
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2023	6	600	1,146	—
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2023	13	1,300	2,745	—
WFB	Yum! Brands, Inc.	USD	140.00	Jan 2024	41	4,100	40,881	(39,234)
WFB	Yum! Brands, Inc.	USD	140.00	Jan 2024	41	4,100	40,217	(39,234)
CITI	Yum! Brands, Inc.	USD	145.00	Jan 2024	20	2,000	11,242	(15,500)
CITI	Yum! Brands, Inc.	USD	150.00	Jan 2024	20	2,000	10,042	(12,438)
							$2,178,819	$(625,087)
Derivatives Currency Abbreviations
USD	U.S. Dollar
The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Derivatives Abbreviations
CITI	Citibank, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
SFG	Susquehanna Financial Group, LLLP
WFB	Wells Fargo Bank, N.A.

See Notes to financial statements regarding investment transactions and other derivatives information.
Disciplined Value International Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 96.5%
Australia - 0.4%
Aurizon Holdings, Ltd.	422,279	$1,069,820
Austria - 1.2%
ANDRITZ AG	54,871	3,140,921
Belgium - 0.4%
Azelis Group NV	39,018	1,105,242
Bermuda - 1.6%
Everest Re Group, Ltd.	12,371	4,098,141
Brazil - 0.5%
Banco do Brasil SA	194,400	1,257,656
Canada - 7.2%
Cenovus Energy, Inc.	523,370	10,154,306
Kinross Gold Corp.	386,366	1,575,141
MEG Energy Corp. (A)	144,506	2,011,771
Suncor Energy, Inc.	93,958	2,980,425
Yamana Gold, Inc.	344,129	1,911,263
		18,632,906
China - 1.9%
Alibaba Group Holding, Ltd. (A)	444,200	4,874,168
Denmark - 0.7%
DSV A/S	11,028	1,743,937
Finland - 3.5%
Metso Outotec OYJ	97,010	998,955
Nordea Bank ABP	288,532	3,090,742
Sampo OYJ, A Shares	93,647	4,891,119
		8,980,816
France - 8.5%
Airbus SE	19,503	2,318,947
Capgemini SE	9,791	1,636,816
Imerys SA	55,954	2,179,909
Legrand SA	17,562	1,408,146
Rexel SA (A)	123,772	2,448,014
Sanofi	50,673	4,886,206
SPIE SA	52,306	1,363,851
TotalEnergies SE	92,692	5,818,552
		22,060,441
Germany - 7.3%
Allianz SE	10,940	2,336,314
Brenntag SE	18,605	1,186,527
Daimler Truck Holding AG (A)	99,171	3,048,677
Deutsche Telekom AG	324,655	6,459,503
Rheinmetall AG	8,466	1,685,373
Siemens AG	31,214	4,302,875
		19,019,269
Greece - 0.7%
Hellenic Telecommunications Organization SA	108,299	1,691,528
India - 1.6%
HDFC Bank, Ltd., ADR	59,734	4,086,403
Disciplined Value International Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Ireland - 2.7%
CRH PLC	129,273	$5,144,413
Flutter Entertainment PLC (London Stock Exchange) (A)	14,575	1,973,228
		7,117,641
Japan - 13.3%
Asahi Group Holdings, Ltd.	69,200	2,154,031
Chugai Pharmaceutical Company, Ltd.	60,800	1,550,812
Fuji Corp. (Aichi)	149,100	2,172,374
Honda Motor Company, Ltd.	94,100	2,146,328
IHI Corp.	143,900	4,168,551
KDDI Corp.	151,800	4,603,623
Komatsu, Ltd.	176,500	3,814,893
Renesas Electronics Corp. (A)	443,400	3,918,886
Sony Group Corp.	32,700	2,492,447
Subaru Corp.	174,200	2,637,402
Sumitomo Mitsui Financial Group, Inc.	122,200	4,916,404
		34,575,751
Netherlands - 3.9%
Aalberts NV	49,344	1,922,057
ING Groep NV	305,940	3,726,692
Stellantis NV	309,161	4,392,366
		10,041,115
Norway - 0.9%
Norsk Hydro ASA	324,853	2,427,421
Singapore - 2.2%
Genting Singapore, Ltd.	1,569,000	1,119,730
United Overseas Bank, Ltd.	199,100	4,560,554
		5,680,284
South Korea - 3.2%
Hana Financial Group, Inc.	59,086	1,967,511
KB Financial Group, Inc.	41,335	1,583,654
POSCO Holdings, Inc.	5,173	1,132,121
Samsung Electronics Company, Ltd.	41,862	1,837,459
SK Telecom Company, Ltd.	43,907	1,647,121
		8,167,866
Spain - 0.2%
Ence Energia y Celulosa SA	184,532	555,132
Sweden - 1.9%
Svenska Handelsbanken AB, A Shares	483,233	4,865,187
Switzerland - 10.2%
Glencore PLC	1,266,924	8,448,711
Novartis AG	96,932	8,772,099
STMicroelectronics NV	110,296	3,919,471
Swiss Re AG	24,153	2,258,339
UBS Group AG	162,976	3,029,109
		26,427,729
United Kingdom - 19.9%
AstraZeneca PLC	56,872	7,695,922
BAE Systems PLC	892,026	9,213,250

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Disciplined Value International Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Coca-Cola Europacific Partners PLC	126,755	$7,012,087
CVS Group PLC	47,192	1,100,788
Endeavour Mining PLC	86,954	1,861,098
Ferroglobe PLC (A)	257,313	990,655
Future PLC	119,580	1,822,692
IMI PLC	233,403	3,645,268
Informa PLC	286,032	2,133,742
JD Sports Fashion PLC	1,113,257	1,691,743
NatWest Group PLC	496,251	1,582,666
Nomad Foods, Ltd. (A)	51,833	893,601
Shell PLC	132,575	3,737,416
Smith & Nephew PLC	77,335	1,032,801
SSE PLC	148,048	3,044,909
Tesco PLC	721,724	1,944,961
WH Smith PLC (A)	119,298	2,121,780
		51,525,379
United States - 2.6%
Applied Materials, Inc.	16,697	1,625,954
Booking Holdings, Inc. (A)	1,851	3,730,283
Ovintiv, Inc.	28,277	1,431,810
		6,788,047
TOTAL COMMON STOCKS (Cost $244,143,772)		$249,932,800
SHORT-TERM INVESTMENTS - 2.3%
Short-term funds - 2.3%
Fidelity Government Portfolio, Institutional Class, 4.0943% (B)	5,938,441	5,938,441
TOTAL SHORT-TERM INVESTMENTS (Cost $5,938,441)		$5,938,441
Total Investments (Disciplined Value International Trust) (Cost $250,082,213) - 98.8%		$255,871,241
Other assets and liabilities, net - 1.2%		3,213,278
TOTAL NET ASSETS - 100.0%		$259,084,519
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
Emerging Markets Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 97.0%
Australia - 0.0%
MMG, Ltd. (A)	184,000	$46,864
Belgium - 0.0%
Titan Cement International SA (A)	2,489	32,031
Brazil - 2.4%
Americanas SA	18,735	34,170
Anima Holding SA (A)	24,800	18,090
Atacadao SA	7,800	21,859
Banco Bradesco SA	87,225	222,357
Banco do Brasil SA	50,115	324,215
Banco Santander Brasil SA	21,018	112,359
Boa Vista Servicos SA	13,400	18,373
BrasilAgro - Company Brasileira de Propriedades Agricolas	4,600	25,800
BRF SA (A)	36,731	57,160
Brisanet Participacoes SA	16,300	8,377
Camil Alimentos SA	10,600	16,661
Cia Brasileira de Distribuicao	15,747	48,738
Cia Siderurgica Nacional SA	33,485	91,269
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
Cia Siderurgica Nacional SA, ADR	9,153	$25,262
Cielo SA	97,021	96,531
Cogna Educacao (A)	186,166	74,821
Construtora Tenda SA (A)	4,000	3,218
Cruzeiro do Sul Educacional SA	10,800	7,825
Cyrela Brazil Realty SA Empreendimentos e Participacoes	24,323	60,452
Dexco SA	6,270	8,032
Direcional Engenharia SA	8,400	24,828
Embraer SA (A)	67,674	184,088
Empreendimentos Pague Menos S/A (A)	17,100	14,215
Enauta Participacoes SA	16,860	43,403
Eternit SA	4,300	8,639
Even Construtora e Incorporadora SA	19,800	17,185
Ez Tec Empreendimentos e Participacoes SA	8,609	22,006
Gerdau SA, ADR	20,700	114,678
Guararapes Confeccoes SA	10,200	12,569
Hapvida Participacoes e Investimentos S/A (A)(B)	267,172	257,456
International Meal Company Alimentacao SA (A)	26,670	14,163
Iochpe Maxion SA	11,411	25,483
Jalles Machado SA	7,900	11,351
JBS SA	60,990	254,832
JHSF Participacoes SA	28,427	27,041
Lavvi Empreendimentos Imobiliarios Ltda	21,300	19,219
M Dias Branco SA	10,232	69,458
Marisa Lojas SA (A)	19,338	4,581
MRV Engenharia e Participacoes SA	32,337	46,470
Multilaser Industrial SA	20,600	15,655
Natura & Company Holding SA	63,132	137,195
Petroleo Brasileiro SA	366,953	1,945,830
Positivo Tecnologia SA	9,000	15,940
Romi SA	5,677	16,431
Sao Carlos Empreendimentos e Participacoes SA	5,205	17,850
TIM SA	62,810	147,075
Trisul SA	13,137	8,524
Tupy SA	9,951	51,374
Ultrapar Participacoes SA	9,031	21,442
Usinas Siderurgicas de Minas Gerais SA	14,738	20,496
Vale SA	2,648	44,863
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	7,000	12,168
Via S/A (A)	129,207	58,745
Vibra Energia SA	13,082	38,357
Zamp SA (A)	11,800	12,181
		5,011,360
Canada - 0.0%
China Gold International Resources Corp., Ltd.	15,600	45,437
Chile - 0.6%
Banco de Credito e Inversiones SA	811	23,304
Camanchaca SA (A)	214,992	13,935
CAP SA	5,458	44,689
Cementos BIO BIO SA	16,447	12,554
Cencosud SA	133,449	219,688
Cia Sud Americana de Vapores SA	687,612	54,237
Cristalerias de Chile SA	3,626	13,574
Empresa Nacional de Telecomunicaciones SA	15,564	53,670
Empresas CMPC SA	53,560	89,299
Empresas COPEC SA	30,801	229,568

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chile (continued)
Empresas Hites SA	46,731	$4,677
Enel Americas SA	1,058,745	141,871
Falabella SA	34,807	67,810
Grupo Security SA	147,513	29,987
Hortifrut SA	7,570	11,541
Inversiones Aguas Metropolitanas SA	42,648	23,948
Itau CorpBanca Chile SA	10,081,598	22,237
Itau CorpBanca, ADR	3,623	11,702
Masisa SA	321,066	13,223
PAZ Corp. SA	16,523	7,251
Ripley Corp. SA	137,631	22,378
Salfacorp SA	54,622	16,856
Sigdo Koppers SA	50,989	69,686
SMU SA	245,031	33,503
Sociedad Matriz SAAM SA	670,600	75,804
Socovesa SA	113,429	12,003
SONDA SA	24,563	9,441
		1,328,436
China - 23.9%
360 DigiTech, Inc., ADR	2,283	46,482
360 Security Technology, Inc., Class A	30,100	28,278
361 Degrees International, Ltd. (A)	119,000	50,568
3SBio, Inc. (B)	146,500	155,117
AAC Technologies Holdings, Inc. (A)	79,500	180,480
Addsino Company, Ltd., Class A	9,800	13,217
Agile Group Holdings, Ltd. (A)	157,000	46,076
Agricultural Bank of China, Ltd., H Shares	1,954,000	668,457
Alibaba Group Holding, Ltd. (A)	170,600	1,871,979
A-Living Smart City Services Company, Ltd. (B)	58,250	69,805
Allmed Medical Products Company, Ltd., Class A	6,100	10,745
Aluminum Corp. of China, Ltd., H Shares	372,000	157,420
Angang Steel Company, Ltd., H Shares	167,800	45,566
Anhui Conch Cement Company, Ltd., H Shares	130,000	452,981
Anhui Guangxin Agrochemical Company, Ltd., Class A	4,480	18,919
Anhui Truchum Advanced Materials & Technology Company, Ltd., Class A	12,200	12,884
Anhui Zhongding Sealing Parts Company, Ltd., Class A	9,200	19,113
Anton Oilfield Services Group (A)	284,000	12,905
Aoshikang Technology Company, Ltd., Class A	4,600	16,109
Asia Cement China Holdings Corp.	65,000	30,563
AsiaInfo Technologies, Ltd. (B)	10,000	17,567
Avary Holding Shenzhen Company, Ltd., Class A	8,600	33,905
AVIC Industry-Finance Holdings Company, Ltd., Class A	40,100	18,916
AviChina Industry & Technology Company, Ltd., H Shares	230,000	103,137
BAIC Motor Corp., Ltd., H Shares (B)	207,000	54,639
Baidu, Inc., ADR (A)	12,433	1,422,087
Baidu, Inc., Class A (A)	3,350	47,773
BAIOO Family Interactive, Ltd. (B)	126,000	6,917
Bank of Beijing Company, Ltd., Class A	90,000	55,771
Bank of Changsha Company, Ltd., Class A	41,600	40,417
Bank of Chengdu Company, Ltd., Class A	28,200	61,947
Bank of China, Ltd., H Shares	5,445,694	1,970,957
Bank of Chongqing Company, Ltd., H Shares	69,500	36,137
Bank of Communications Company, Ltd., H Shares	485,876	278,843
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Bank of Guiyang Company, Ltd., Class A	19,600	$15,470
Bank of Hangzhou Company, Ltd., Class A	28,200	52,975
Bank of Jiangsu Company, Ltd., Class A	77,400	81,066
Bank of Nanjing Company, Ltd., Class A	54,200	81,146
Bank of Ningbo Company, Ltd., Class A	36,960	172,041
Bank of Shanghai Company, Ltd., Class A	57,000	48,429
Bank of Suzhou Company, Ltd., Class A	21,010	23,493
Bank of Tianjin Company, Ltd., H Shares (A)	74,000	18,186
Baoshan Iron & Steel Company, Ltd., Class A	116,100	93,221
Baoye Group Company, Ltd., H Shares (A)	22,000	10,865
Baozun, Inc., Class A (A)	1,300	2,229
BBMG Corp., H Shares	220,000	28,383
Beijing Capital Eco-Environment Protection Group Company, Ltd., Class A	50,000	20,357
Beijing Capital International Airport Company, Ltd., H Shares (A)	188,000	137,161
Beijing Dabeinong Technology Group Company, Ltd., Class A (A)	18,200	23,287
Beijing Enlight Media Company, Ltd., Class A	14,200	17,669
Beijing GeoEnviron Engineering & Technology, Inc., Class A	7,200	10,175
Beijing Jetsen Technology Company, Ltd., Class A (A)	27,000	17,312
Beijing New Building Materials PLC, Class A	12,300	45,626
Beijing North Star Company, Ltd., H Shares	132,000	15,152
Beijing Orient National Communication Science & Technology Company, Ltd., Class A (A)	10,200	11,710
Beijing Originwater Technology Company, Ltd., Class A	3,551	2,413
Beijing Shougang Company, Ltd., Class A	20,200	10,944
Beijing Shunxin Agriculture Company, Ltd., Class A	3,700	15,837
Beijing Sinnet Technology Company, Ltd., Class A	10,500	12,303
Beijing Thunisoft Corp, Ltd., Class A (A)	6,500	6,383
Beijing Urban Construction Design & Development Group Company, Ltd., H Shares (B)	35,000	8,700
Beijing Yanjing Brewery Company, Ltd., Class A	18,000	27,449
Beijing-Shanghai High Speed Railway Company, Ltd., Class A	97,200	68,669
BGI Genomics Company, Ltd., Class A	2,400	17,835
Blue Sail Medical Company, Ltd., Class A (A)	7,100	7,943
Bluefocus Intelligent Communications Group Company, Ltd., Class A	17,200	12,473
BOC International China Company, Ltd., Class A	8,800	13,337
BOE Technology Group Company, Ltd., Class A	248,600	120,571
Bohai Leasing Company, Ltd., Class A (A)	50,900	16,161
Bright Dairy & Food Company, Ltd., Class A	9,600	14,836
BTG Hotels Group Company, Ltd., Class A	4,500	16,020
BYD Electronic International Company, Ltd.	63,500	202,924

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
C&S Paper Company, Ltd., Class A	7,000	$13,799
Cabbeen Fashion, Ltd.	40,000	5,221
Caitong Securities Company, Ltd., Class A	33,670	34,423
Cangzhou Mingzhu Plastic Company, Ltd., Class A	15,000	9,928
CECEP Solar Energy Company, Ltd., Class A	34,200	35,995
CECEP Wind-Power Corp., Class A	25,480	13,947
Central China Management Company, Ltd.	113,732	9,119
Central China Real Estate, Ltd.	118,093	6,314
Changjiang Securities Company, Ltd., Class A	20,700	15,836
Changsha Broad Homes Industrial Group Company, Ltd., H Shares (A)(B)	9,000	8,993
Chaowei Power Holdings, Ltd.	88,000	18,964
Cheetah Mobile, Inc., ADR (A)	918	1,689
Chengdu Kanghong Pharmaceutical Group Company, Ltd., Class A	6,600	14,877
Chengtun Mining Group Company, Ltd., Class A	12,000	10,131
Chengzhi Company, Ltd., Class A (A)	5,100	6,448
China BlueChemical, Ltd., H Shares	242,000	57,219
China Bohai Bank Company, Ltd., H Shares (B)	291,000	68,754
China Cinda Asset Management Company, Ltd., H Shares	588,000	81,142
China CITIC Bank Corp., Ltd., H Shares	670,775	296,833
China Coal Energy Company, Ltd., H Shares	178,000	144,526
China Communications Services Corp., Ltd., H Shares	217,200	79,025
China Conch Environment Protection Holdings, Ltd. (A)	9,500	3,826
China Conch Venture Holdings, Ltd.	109,000	236,457
China Construction Bank Corp., H Shares	8,153,000	5,098,809
China CSSC Holdings, Ltd., Class A	14,900	47,650
China Development Bank Financial Leasing Company, Ltd., H Shares (B)	122,000	16,496
China Dili Group (A)(C)	190,600	11,282
China Dongxiang Group Company, Ltd.	361,000	14,297
China Eastern Airlines Corp., Ltd., H Shares (A)	76,000	30,785
China Electronics Optics Valley Union Holding Company, Ltd.	308,000	15,307
China Energy Engineering Corp., Ltd., H Shares	162,000	18,819
China Everbright Bank Company, Ltd., H Shares	248,000	75,509
China Galaxy Securities Company, Ltd., H Shares	301,000	146,342
China Great Wall Securities Company, Ltd., Class A	11,800	14,016
China Greatwall Technology Group Company, Ltd., Class A	14,300	20,927
China Green Electricity Investment of Tianjin Company, Ltd., Class A	7,500	14,228
China Hanking Holdings, Ltd.	61,000	6,133
China Harmony Auto Holding, Ltd.	105,500	16,144
China Hongqiao Group, Ltd.	249,000	234,845
China Huiyuan Juice Group, Ltd. (A)(C)	212,500	13,748
China International Marine Containers Group Company, Ltd., H Shares	97,050	73,420
China Jushi Company, Ltd., Class A	18,200	35,814
China Kepei Education Group, Ltd.	68,000	26,868
China Lesso Group Holdings, Ltd.	133,000	137,955
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Lilang, Ltd.	72,000	$34,626
China Maple Leaf Educational Systems, Ltd. (A)(C)	222,000	9,101
China Medical System Holdings, Ltd.	135,000	211,247
China Meheco Company, Ltd., Class A	6,160	15,293
China Merchants Bank Company, Ltd., H Shares	298,500	1,651,856
China Merchants Property Operation & Service Company, Ltd., Class A	4,300	9,474
China Merchants Securities Company, Ltd., H Shares (B)	29,480	28,869
China Merchants Shekou Industrial Zone Holdings Company, Ltd., Class A	19,600	35,474
China Minsheng Banking Corp., Ltd., H Shares	371,400	128,339
China Modern Dairy Holdings, Ltd.	171,000	21,632
China National Accord Medicines Corp., Ltd., Class A	2,100	9,934
China National Building Material Company, Ltd., H Shares	415,450	339,452
China National Chemical Engineering Company, Ltd., Class A	23,400	26,684
China National Medicines Corp, Ltd., Class A	3,200	12,821
China National Nuclear Power Company, Ltd., Class A	99,100	85,428
China New Higher Education Group, Ltd. (B)	88,000	43,068
China Nonferrous Mining Corp., Ltd.	22,000	11,260
China Oilfield Services, Ltd., H Shares	128,000	155,578
China Oriental Group Company, Ltd.	164,000	29,947
China Pacific Insurance Group Company, Ltd., H Shares	197,000	435,629
China Petroleum & Chemical Corp., H Shares	1,826,000	879,789
China Railway Group, Ltd., H Shares	313,000	164,352
China Railway Signal & Communication Corp., Ltd., H Shares (B)	166,000	54,134
China Reinsurance Group Corp., H Shares	554,000	35,022
China Renaissance Holdings, Ltd. (A)(B)	12,000	12,413
China Resources Double Crane Pharmaceutical Company, Ltd., Class A	6,300	16,200
China Resources Medical Holdings Company, Ltd.	103,000	75,633
China Resources Pharmaceutical Group, Ltd. (B)	195,500	157,685
China Resources Sanjiu Medical & Pharmaceutical Company, Ltd., Class A	5,700	38,383
China Risun Group, Ltd.	72,000	28,110
China Sanjiang Fine Chemicals Company, Ltd.	105,000	18,833
China SCE Group Holdings, Ltd.	229,200	28,579
China Shanshui Cement Group, Ltd. (A)	117,000	24,350
China Shenhua Energy Company, Ltd., H Shares	288,500	831,076
China Shineway Pharmaceutical Group, Ltd.	32,000	31,040
China Silver Group, Ltd. (A)	94,000	4,738
China South Publishing & Media Group Company, Ltd., Class A	14,900	21,343
China Southern Airlines Company, Ltd., H Shares (A)	94,000	60,958
China State Construction Engineering Corp., Ltd., Class A	265,600	206,944

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Sunshine Paper Holdings Company, Ltd.	31,500	$8,666
China Taifeng Beddings Holdings, Ltd. (A)(C)	204,000	12,702
China Tower Corp., Ltd., H Shares (B)	3,970,000	426,009
China TransInfo Technology Company, Ltd., Class A (A)	9,500	12,177
China Tungsten And Hightech Materials Company, Ltd., Class A	8,600	19,590
China Vanke Company, Ltd., H Shares	164,892	331,720
China XLX Fertiliser, Ltd.	58,000	30,037
China Yongda Automobiles Services Holdings, Ltd.	101,000	74,716
China Yuhua Education Corp., Ltd. (A)(B)(C)	162,000	20,734
China Zheshang Bank Company, Ltd., H Shares (A)	42,000	14,987
China Zhongwang Holdings, Ltd. (A)(C)	196,800	42,358
Chinasoft International, Ltd. (A)	26,000	22,508
Chinese Universe Publishing and Media Group Company, Ltd., Class A	6,200	8,520
Chongqing Changan Automobile Company, Ltd., Class A	34,190	60,418
Chongqing Rural Commercial Bank Company, Ltd., H Shares	156,000	53,298
Chow Tai Seng Jewellery Company, Ltd., Class A	3,700	7,458
CITIC Securities Company, Ltd., H Shares	129,525	260,861
CITIC, Ltd.	350,130	368,138
CMGE Technology Group, Ltd. (A)	30,000	6,884
CMST Development Company, Ltd., Class A	21,400	15,292
CNHTC Jinan Truck Company, Ltd., Class A	6,000	12,779
CNOOC Energy Technology & Services, Ltd., Class A	33,000	13,658
COFCO Biotechnology Company, Ltd., Class A	15,200	18,251
COFCO Joycome Foods, Ltd. (A)	202,000	57,515
Colour Life Services Group Company, Ltd. (A)(C)	6,169	441
Consun Pharmaceutical Group, Ltd.	19,000	9,818
COSCO SHIPPING Development Company, Ltd., H Shares	434,000	57,745
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares (A)	30,000	22,930
COSCO SHIPPING Holdings Company, Ltd., H Shares	252,500	256,677
Country Garden Holdings Company, Ltd.	835,155	281,318
CPMC Holdings, Ltd.	76,000	41,021
CSG Holding Company, Ltd., Class A	13,900	13,399
CT Environmental Group, Ltd. (A)(C)	164,000	2,500
CTS International Logistics Corp, Ltd., Class A	8,000	12,327
Dexin China Holdings Company, Ltd. (A)	66,000	6,397
DHC Software Company, Ltd., Class A	10,800	8,784
Dian Diagnostics Group Company, Ltd., Class A	2,300	8,303
Digital China Information Service Company, Ltd., Class A	7,800	12,053
Dong-E-E-Jiao Company, Ltd., Class A	2,100	12,282
Dongfang Electric Corp., Ltd., H Shares	18,600	31,543
Dongfeng Motor Group Company, Ltd., H Shares	76,000	43,425
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Dongxing Securities Company, Ltd., Class A	12,000	$13,297
Dongyue Group, Ltd.	91,000	99,668
DouYu International Holdings, Ltd., ADR (A)	3,398	4,757
East Group Company, Ltd., Class A	26,900	26,382
E-Commodities Holdings, Ltd.	200,000	40,346
Edvantage Group Holdings, Ltd.	38,000	17,112
Everbright Securities Company, Ltd., H Shares (B)	25,600	17,144
Fang Holdings, Ltd., ADR (A)	10	6
Fangda Carbon New Material Company, Ltd., Class A (A)	13,200	11,596
Fangda Special Steel Technology Company, Ltd., Class A	8,800	7,606
Fanhua, Inc., ADR	2,603	19,262
FAW Jiefang Group Company, Ltd., Class A	9,300	10,324
Fiberhome Telecommunication Technologies Company, Ltd., Class A	5,000	9,433
FIH Mobile, Ltd. (A)	306,000	32,903
FinVolution Group, ADR	6,795	33,703
First Capital Securities Company, Ltd., Class A	18,600	15,029
Fosun International, Ltd.	195,460	158,650
Founder Securities Company, Ltd., Class A	31,500	28,855
Foxconn Industrial Internet Company, Ltd., Class A	66,400	87,581
Fu Shou Yuan International Group, Ltd.	103,000	87,998
Fufeng Group, Ltd.	182,200	110,506
Fujian Funeng Company, Ltd., Class A	13,000	19,743
Fujian Sunner Development Company, Ltd., Class A	6,700	22,790
Gansu Shangfeng Cement Company, Ltd., Class A	10,080	15,461
GDS Holdings, Ltd., Class A (A)	48,500	125,585
GEM Company, Ltd., Class A	25,800	27,539
Gemdale Corp., Class A	16,600	24,259
Genertec Universal Medical Group Company, Ltd. (B)	99,000	59,953
GF Securities Company, Ltd., H Shares	50,000	71,578
Giant Network Group Company, Ltd., Class A	8,000	9,149
Glory Health Industry, Ltd. (A)	84,000	2,784
GoerTek, Inc., Class A	15,000	36,259
Gotion High-tech Company, Ltd., Class A	5,500	22,730
Grand Baoxin Auto Group, Ltd. (A)	219,500	12,486
Grandjoy Holdings Group Company, Ltd., Class A (A)	22,500	12,127
Greatview Aseptic Packaging Company, Ltd. (A)	44,000	8,210
Gree Electric Appliances, Inc. of Zhuhai, Class A	20,300	94,072
Greenland Hong Kong Holdings, Ltd.	88,000	8,406
Greentown China Holdings, Ltd.	102,500	148,218
GRG Banking Equipment Company, Ltd., Class A	6,800	9,697
Guangdong Tapai Group Company, Ltd., Class A	13,200	13,460
Guangdong Xinbao Electrical Appliances Holdings Company, Ltd., Class A	5,400	12,912
Guanghui Energy Company, Ltd., Class A	34,100	44,248
Guangshen Railway Company, Ltd., H Shares (A)	211,600	38,926

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Guangxi Liugong Machinery Company, Ltd., Class A	12,000	$10,140
Guangzhou Automobile Group Company, Ltd., H Shares	154,000	103,135
Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd., H Shares	16,000	46,893
Guangzhou Haige Communications Group, Inc. Company, Class A	9,600	11,203
Guangzhou Yuexiu Capital Holdings Group Company, Ltd., Class A	22,950	19,709
Guizhou Panjiang Refined Coal Company, Ltd., Class A	18,700	18,042
Guizhou Xinbang Pharmaceutical Company, Ltd., Class A	10,700	7,229
Guosen Securities Company, Ltd., Class A	35,700	45,536
Guotai Junan Securities Company, Ltd., H Shares (B)	34,600	38,866
Guoyuan Securities Company, Ltd., Class A	17,400	15,822
Haitian International Holdings, Ltd.	70,000	186,566
Haitong Securities Company, Ltd., H Shares	188,000	115,303
Hang Zhou Great Star Industrial Company, Ltd., Class A (A)	4,300	11,732
Hangcha Group Company, Ltd., Class A	5,800	14,012
Hangzhou Binjiang Real Estate Group Company, Ltd., Class A	20,300	25,631
Hangzhou Robam Appliances Company, Ltd., Class A	4,400	17,535
Han's Laser Technology Industry Group Company, Ltd., Class A	8,000	29,406
Harbin Bank Company, Ltd., H Shares (A)(B)	74,000	3,155
Harbin Electric Company, Ltd., H Shares (A)	84,000	33,516
HBIS Resources Company, Ltd., Class A	4,700	8,865
HC Group, Inc. (A)	98,000	4,060
Heilongjiang Agriculture Company, Ltd., Class A	9,100	18,001
Henan Shenhuo Coal & Power Company, Ltd., Class A	15,800	33,881
Hengan International Group Company, Ltd.	63,500	336,669
Hengli Petrochemical Company, Ltd., Class A	35,401	78,945
Hengtong Optic-electric Company, Ltd., Class A	4,800	10,374
Hengyi Petrochemical Company, Ltd., Class A	23,800	24,015
Hesteel Company, Ltd., Class A	54,700	17,762
Hiroca Holdings, Ltd.	8,000	11,146
Hisense Home Appliances Group Company, Ltd., H Shares	39,000	42,823
Hongda Xingye Company, Ltd., Class A (A)	28,900	13,428
Honghua Group, Ltd. (A)	367,000	11,210
Honworld Group, Ltd. (A)(B)	56,000	6,672
Hope Education Group Company, Ltd. (B)	352,000	31,451
Hua Hong Semiconductor, Ltd. (A)(B)	47,000	162,865
Huafon Chemical Company, Ltd., Class A	21,100	20,592
Huaibei Mining Holdings Company, Ltd., Class A	10,300	18,932
Huapont Life Sciences Company, Ltd., Class A	10,700	7,840
Huatai Securities Company, Ltd., H Shares (B)	78,200	89,188
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Huaxi Securities Company, Ltd., Class A	7,000	$7,563
Huaxia Bank Company, Ltd., Class A	65,400	48,799
Huaxin Cement Company, Ltd., Class A	7,100	15,101
Huayu Automotive Systems Company, Ltd., Class A	22,700	56,412
Hubei Biocause Pharmaceutical Company, Ltd., Class A	20,900	9,476
Hubei Jumpcan Pharmaceutical Company, Ltd., Class A	7,400	28,961
Hubei Xingfa Chemicals Group Company, Ltd., Class A	7,900	32,857
Huishang Bank Corp., Ltd., H Shares	63,300	20,088
Humanwell Healthcare Group Company, Ltd., Class A	12,500	42,825
Hunan Valin Steel Company, Ltd., Class A	44,000	29,689
Hytera Communications Corp, Ltd., Class A (A)	14,800	10,859
iDreamSky Technology Holdings, Ltd. (A)(B)	60,400	29,785
Industrial & Commercial Bank of China, Ltd., H Shares	4,266,000	2,187,987
Industrial Bank Company, Ltd., Class A	131,700	332,603
Industrial Securities Company, Ltd., Class A	37,960	31,263
Ingdan, Inc. (A)(B)	74,000	16,812
Inkeverse Group, Ltd. (A)	75,000	9,278
Inner Mongolia BaoTou Steel Union Company, Ltd., Class A	166,200	45,835
Inner Mongolia Dian Tou Energy Corp., Ltd., Class A	8,600	15,232
Inner Mongolia ERDOS Resources Company, Ltd., Class A	6,300	13,730
Inner Mongolia Junzheng Energy & Chemical Industry Group Company, Ltd., Class A	43,700	25,018
Inner Mongolia Xingye Mining Company, Ltd., Class A (A)	13,800	12,053
Inner Mongolia Yitai Coal Company, Ltd., H Shares	25,700	33,023
Inner Mongolia Yuan Xing Energy Company, Ltd., Class A	18,500	20,814
Inspur Electronic Information Industry Company, Ltd., Class A	9,300	28,726
Intco Medical Technology Company, Ltd., Class A	3,840	11,609
JCET Group Company, Ltd., Class A	10,100	33,426
Jiangsu Changshu Rural Commercial Bank Company, Ltd., Class A	18,200	19,716
Jiangsu Guotai International Group Company, Ltd., Class A	7,600	9,275
Jiangsu Jiangyin Rural Commercial Bank Company, Ltd., Class A	17,900	10,220
Jiangsu Linyang Energy Company, Ltd., Class A	13,300	16,398
Jiangsu Provincial Agricultural Reclamation and Development Corp.	11,200	19,061
Jiangsu Shagang Company, Ltd., Class A	27,000	15,239
Jiangsu Shuangxing Color Plastic New Materials Company, Ltd., Class A	5,200	9,500
Jiangsu Zhangjiagang Rural Commercial Bank Company, Ltd., Class A	16,680	11,048
Jiangsu Zhongtian Technology Company, Ltd., Class A	10,500	24,366
Jiangxi Copper Company, Ltd., H Shares	82,000	120,389

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Jilin Aodong Pharmaceutical Group Company, Ltd., Class A	4,700	$10,118
Jingrui Holdings, Ltd. (A)(C)	69,000	5,216
Jinmao Property Services Company, Ltd. (A)	7,552	3,932
Jinneng Science&Technology Company, Ltd., Class A	8,700	11,343
Jizhong Energy Resources Company, Ltd., Class A	18,200	16,622
JNBY Design, Ltd.	11,000	13,071
Joincare Pharmaceutical Group Industry Company, Ltd., Class A	11,400	18,494
Jointown Pharmaceutical Group Company, Ltd., Class A	7,700	14,424
Juneyao Airlines Company, Ltd., Class A (A)	6,700	15,554
Kangda International Environmental Company, Ltd. (A)(B)	140,000	10,389
Kasen International Holdings, Ltd. (A)	119,000	6,605
Keshun Waterproof Technologies Company, Ltd., Class A (A)	10,700	19,294
Kingfa Sci & Tech Company, Ltd., Class A	12,500	17,398
Kingsoft Corp., Ltd.	93,600	310,196
Kunlun Tech Company, Ltd., Class A	3,100	6,406
KWG Group Holdings, Ltd. (A)	154,013	36,360
KWG Living Group Holdings, Ltd.	88,506	19,472
Lakala Payment Company, Ltd., Class A (A)	4,500	10,901
LB Group Company, Ltd., Class A	13,400	36,359
Legend Holdings Corp., H Shares (B)	66,200	70,580
Lens Technology Company, Ltd., Class A	31,900	48,232
Leo Group Company, Ltd., Class A (A)	58,700	14,914
LexinFintech Holdings, Ltd., ADR (A)	14,967	28,437
Leyard Optoelectronic Company, Ltd., Class A	9,800	7,963
Liaoning Cheng Da Company, Ltd., Class A	7,000	12,655
Liaoning Port Company, Ltd., H Shares	204,000	17,749
Lier Chemical Company, Ltd., Class A	5,460	14,076
Lingyi iTech Guangdong Company, Class A (A)	42,900	27,992
Longfor Group Holdings, Ltd. (B)	157,500	484,654
Lonking Holdings, Ltd.	277,000	48,429
Luxi Chemical Group Company, Ltd., Class A	14,600	25,955
Luye Pharma Group, Ltd. (A)(B)	235,000	109,949
Maanshan Iron & Steel Company, Ltd., H Shares	108,000	25,060
Maccura Biotechnology Company, Ltd., Class A	6,800	16,903
Mango Excellent Media Company, Ltd., Class A	8,000	34,454
Maoyan Entertainment (A)(B)	19,400	22,306
Mayinglong Pharmaceutical Group Company, Ltd., Class A	5,200	16,889
Meinian Onehealth Healthcare Holdings Company, Ltd., Class A (A)	14,500	12,773
Meitu, Inc. (A)(B)	104,000	18,185
Metallurgical Corp. of China, Ltd., H Shares	185,000	40,855
Midea Real Estate Holding, Ltd. (B)	9,600	14,763
Ming Yang Smart Energy Group, Ltd., Class A	9,200	33,368
Minth Group, Ltd.	62,000	167,350
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
MLS Company, Ltd., Class A	9,700	$11,294
Nanjing Iron & Steel Company, Ltd., Class A	38,000	17,208
NavInfo Company, Ltd., Class A	11,700	18,508
NetDragon Websoft Holdings, Ltd.	17,000	36,362
New China Life Insurance Company, Ltd., H Shares	63,200	153,872
New Hope Liuhe Company, Ltd., Class A (A)	16,500	30,581
Newland Digital Technology Company, Ltd., Class A	4,600	8,593
Ningbo Huaxiang Electronic Company, Ltd., Class A	6,500	12,975
Ningbo Joyson Electronic Corp., Class A (A)	8,100	16,348
Ningbo Sanxing Medical Electric Company, Ltd., Class A	4,500	8,706
Ningbo Zhoushan Port Company, Ltd., Class A	17,900	9,210
Ningxia Baofeng Energy Group Company, Ltd., Class A	15,500	26,852
Noah Holdings, Ltd., ADR (A)	1,849	28,660
North Industries Group Red Arrow Company, Ltd., Class A	6,800	19,157
Northeast Securities Company, Ltd., Class A	10,520	9,818
NVC International Holdings, Ltd. (A)	267,000	3,233
Offshore Oil Engineering Company, Ltd., Class A	30,700	26,748
Orient Securities Company, Ltd., H Shares (B)	42,000	20,039
PCI Technology Group Company, Ltd., Class A	17,100	12,966
Pengdu Agriculture & Animal Husbandry Company, Ltd., Class A (A)	44,000	16,306
Perfect World Company, Ltd., Class A	9,000	16,439
PetroChina Company, Ltd., H Shares	1,912,000	873,389
PICC Property & Casualty Company, Ltd., H Shares	436,000	412,236
Ping An Bank Company, Ltd., Class A	116,600	220,096
Ping An Insurance Group Company of China, Ltd., H Shares	416,500	2,736,299
Pingdingshan Tianan Coal Mining Company, Ltd., Class A	15,000	23,249
Postal Savings Bank of China Company, Ltd., H Shares (B)	536,000	331,685
Power Construction Corp. of China, Ltd., Class A	61,800	62,736
Q Technology Group Company, Ltd. (A)	37,000	19,828
Qingdao Port International Company, Ltd., H Shares (B)	19,000	9,183
Qingdao Rural Commercial Bank Corp., Class A	34,400	14,290
Qingling Motors Company, Ltd., H Shares	128,000	16,313
Qunxing Paper Holdings Company, Ltd. (A)(C)	634,371	0
Radiance Holdings Group Company, Ltd.	23,000	11,175
Red Star Macalline Group Corp., Ltd., H Shares (B)	62,480	19,899
Redco Properties Group, Ltd. (A)(B)	96,000	19,769
Renhe Pharmacy Company, Ltd., Class A	14,800	13,172
Risen Energy Company, Ltd., Class A (A)	2,800	9,972
RiseSun Real Estate Development Company, Ltd., Class A (A)	16,000	4,982

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Riyue Heavy Industry Company, Ltd., Class A	8,200	$23,886
Rongsheng Petrochemical Company, Ltd., Class A	52,100	92,041
SAIC Motor Corp., Ltd., Class A	22,200	45,933
Sailun Group Company, Ltd., Class A	14,200	20,448
Sansteel Minguang Company, Ltd., Class A	16,900	11,418
Sansure Biotech, Inc., Class A	3,136	9,909
Sany Heavy Equipment International Holdings Company, Ltd.	99,000	101,276
Sany Heavy Industry Company, Ltd., Class A	31,600	71,543
Satellite Chemical Company, Ltd., Class A	20,300	45,155
SDIC Capital Company, Ltd., Class A	14,700	13,474
Sealand Securities Company, Ltd., Class A	25,200	12,053
Seazen Group, Ltd. (A)	251,428	92,024
Seazen Holdings Company, Ltd., Class A (A)	14,800	43,363
SF Holding Company, Ltd., Class A	7,400	61,327
Shaanxi Coal Industry Company, Ltd., Class A	59,000	157,483
Shan Xi Hua Yang Group New Energy Company, Ltd., Class A	18,100	36,971
Shandong Bohui Paper Industrial Company, Ltd., Class A	7,000	8,931
Shandong Buchang Pharmaceuticals Company, Ltd., Class A	3,600	10,838
Shandong Chenming Paper Holdings, Ltd., H Shares (A)	41,000	12,941
Shandong Himile Mechanical Science & Technology Company, Ltd., Class A	5,200	17,298
Shandong Hualu Hengsheng Chemical Company, Ltd., Class A	14,600	69,506
Shandong Linglong Tyre Company, Ltd., Class A	8,600	25,276
Shandong Nanshan Aluminum Company, Ltd., Class A	48,800	22,885
Shandong Sun Paper Industry JSC, Ltd., Class A	13,600	22,497
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	140,800	230,063
Shanghai AJ Group Company, Ltd., Class A	21,300	16,894
Shanghai AtHub Company, Ltd., Class A	5,500	18,565
Shanghai Bailian Group Company, Ltd., Class A	13,400	23,327
Shanghai Construction Group Company, Ltd., Class A	41,000	15,325
Shanghai Electric Group Company, Ltd., H Shares (A)	158,000	35,556
Shanghai Environment Group Company, Ltd., Class A	11,800	15,133
Shanghai International Port Group Company, Ltd., Class A	44,200	33,924
Shanghai Jinjiang International Hotels Company, Ltd., Class A	3,300	27,621
Shanghai Lingang Holdings Corp., Ltd., Class A	7,000	11,987
Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd., Class A	6,500	9,087
Shanghai Mechanical and Electrical Industry Company, Ltd., Class A	4,400	7,089
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	60,000	99,609
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Shanghai Pudong Development Bank Company, Ltd., Class A	121,600	$127,171
Shanghai RAAS Blood Products Company, Ltd., Class A	29,400	26,797
Shanghai Sinyang Semiconductor Materials Company, Ltd., Class A	2,800	11,175
Shanghai Tunnel Engineering Company, Ltd., Class A	24,000	18,164
Shanghai Yuyuan Tourist Mart Group Company, Ltd., Class A	28,200	30,811
Shanghai Zhangjiang High-Tech Park Development Company, Ltd., Class A	13,300	21,654
Shanxi Coking Coal Energy Group Company, Ltd., Class A	22,900	38,307
Shanxi Coking Company, Ltd., Class A	16,400	12,738
Shanxi Lu'an Environmental Energy Development Company, Ltd., Class A	21,300	51,483
Shanxi Taigang Stainless Steel Company, Ltd., Class A	40,100	24,895
Shanying International Holding Company, Ltd., Class A	40,100	14,282
Shengjing Bank Company, Ltd., H Shares (A)(B)	17,500	13,559
Shenguan Holdings Group, Ltd.	90,000	3,456
Shengyi Technology Company, Ltd., Class A	15,400	31,862
Shenwan Hongyuan Group Company, Ltd., H Shares (B)	143,200	26,537
Shenzhen Agricultural Products Group Company, Ltd., Class A	22,100	18,105
Shenzhen Airport Company, Ltd., Class A	12,200	13,772
Shenzhen Aisidi Company, Ltd., Class A	13,100	17,831
Shenzhen Everwin Precision Technology Company, Ltd., Class A (A)	6,000	8,907
Shenzhen Gas Corp, Ltd., Class A	17,200	16,184
Shenzhen Huaqiang Industry Company, Ltd., Class A	4,300	7,535
Shenzhen Jinjia Group Company, Ltd., Class A	11,500	11,948
Shenzhen Kaifa Technology Company, Ltd., Class A	8,800	13,515
Shenzhen Kinwong Electronic Company, Ltd., Class A	2,900	8,428
Shenzhen Microgate Technology Company, Ltd., Class A	14,600	16,315
Shenzhen MTC Company, Ltd., Class A (A)	26,800	13,431
Shenzhen Overseas Chinese Town Company, Ltd., Class A	44,000	33,604
Shenzhen Suntak Circuit Technology Company, Ltd., Class A	8,500	12,101
Shenzhen Sunway Communication Company, Ltd., Class A	9,800	23,234
Shenzhen YUTO Packaging Technology Company, Ltd., Class A	2,400	11,411
Shenzhen Zhongjin Lingnan Nonfemet Company, Ltd., Class A	16,500	9,717
Shui On Land, Ltd.	390,961	49,556
Sichuan Development Lomon Company, Ltd., Class A (A)	12,700	19,202
Sichuan Hebang Biotechnology Company, Ltd., Class A	69,000	30,144
Sichuan Kelun Pharmaceutical Company, Ltd., Class A	11,400	43,577

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Sichuan Road & Bridge Group Company, Ltd., Class A	26,700	$42,641
Sihuan Pharmaceutical Holdings Group, Ltd.	343,000	41,587
Sinolink Securities Company, Ltd., Class A	14,300	17,860
Sinoma International Engineering Company, Class A	21,600	26,437
Sinoma Science & Technology Company, Ltd., Class A	7,900	24,287
Sino-Ocean Group Holding, Ltd.	333,973	46,302
Sinopec Engineering Group Company, Ltd., H Shares	129,000	56,568
Sinopec Shanghai Petrochemical Company, Ltd., H Shares	300,000	50,627
Sinopharm Group Company, Ltd., H Shares	138,800	351,318
Sinotrans, Ltd., H Shares	242,000	78,549
Sinotruk Hong Kong, Ltd.	85,500	118,774
SOHO China, Ltd. (A)	247,000	43,162
SooChow Securities Company, Ltd., Class A	19,110	17,922
Southwest Securities Company, Ltd., Class A	28,700	15,452
Suning Universal Company, Ltd., Class A	15,000	7,104
Suning.com Company, Ltd., Class A (A)	26,300	8,512
Sunshine 100 China Holdings, Ltd. (A)(B)(C)	77,000	3,285
Suzhou Anjie Technology Company, Ltd., Class A	7,300	12,956
Suzhou Dongshan Precision Manufacturing Company, Ltd., Class A	11,700	41,577
Suzhou Gold Mantis Construction Decoration Company, Ltd., Class A (A)	21,200	14,754
Tangshan Jidong Cement Company, Ltd., Class A	11,000	12,995
TangShan Port Group Company, Ltd., Class A	52,100	20,523
Tangshan Sanyou Chemical Industries Company, Ltd., Class A	14,700	13,957
TBEA Company, Ltd., Class A	22,600	65,071
TCL Technology Group Corp., Class A	98,900	52,756
Ten Pao Group Holdings, Ltd.	80,000	14,019
Tencent Music Entertainment Group, ADR (A)	44,713	370,224
Tenwow International Holdings, Ltd. (A)(C)	121,000	4,418
The People's Insurance Company Group of China, Ltd., H Shares	514,000	170,039
Tian Di Science & Technology Company, Ltd., Class A	33,600	25,106
Tian Ge Interactive Holdings, Ltd. (B)	44,000	3,043
Tiande Chemical Holdings, Ltd.	24,000	6,714
Tiangong International Company, Ltd.	108,000	39,735
Tianjin Capital Environmental Protection Group Company, Ltd., H Shares	24,000	10,025
Tianjin Chase Sun Pharmaceutical Company, Ltd., Class A	20,700	16,885
Tianma Microelectronics Company, Ltd., Class A	10,200	12,689
Tianneng Power International, Ltd.	78,000	82,122
Tianshan Aluminum Group Company, Ltd., Class A	25,100	27,794
Tianshui Huatian Technology Company, Ltd., Class A	25,200	30,040
Tianyun International Holdings, Ltd. (A)	54,000	7,110
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Titan Wind Energy Suzhou Company, Ltd., Class A	12,700	$27,539
Tong Ren Tang Technologies Company, Ltd., H Shares	62,000	44,660
TongFu Microelectronics Company, Ltd., Class A (A)	7,500	17,747
Tongkun Group Company, Ltd., Class A	12,900	26,733
Tongling Nonferrous Metals Group Company, Ltd., Class A	72,500	32,409
Topsec Technologies Group, Inc., Class A	7,000	10,033
Transfar Zhilian Company, Ltd., Class A	16,500	12,649
Trigiant Group, Ltd. (A)	158,000	7,902
Trip.com Group, Ltd. (A)	750	25,867
Trip.com Group, Ltd., ADR (A)	29,496	1,014,662
Uni-President China Holdings, Ltd.	120,000	119,777
Unisplendour Corp., Ltd., Class A	11,600	32,513
Universal Scientific Industrial Shanghai Company, Ltd., Class A	10,400	24,245
Valiant Company, Ltd., Class A	3,500	7,368
Victory Giant Technology Huizhou Company, Ltd., Class A	9,400	17,476
Vipshop Holdings, Ltd., ADR (A)	41,848	570,807
Viva Biotech Holdings (A)(B)	74,000	16,515
VNET Group, Inc., ADR (A)	7,345	41,646
Wangsu Science & Technology Company, Ltd., Class A	23,700	18,985
Wanxiang Qianchao Company, Ltd., Class A	23,700	16,594
Wasu Media Holding Company, Ltd., Class A	8,900	9,578
Weibo Corp., ADR (A)	2,144	40,993
Weichai Power Company, Ltd., H Shares	174,000	230,060
Weifu High-Technology Group Company, Ltd., Class A	4,400	11,209
Weiqiao Textile Company, H Shares	73,500	15,025
West China Cement, Ltd.	298,000	35,038
Western Securities Company, Ltd., Class A	28,800	25,185
Wingtech Technology Company, Ltd., Class A	6,200	46,709
Wolong Electric Group Company, Ltd., Class A	10,400	18,591
Wuchan Zhongda Group Company, Ltd., Class A	41,000	28,319
Wuhu Token Science Company, Ltd., Class A	20,000	17,143
WUS Printed Circuit Kunshan Company, Ltd., Class A	13,700	23,425
Wuxi Taiji Industry Company, Ltd., Class A	16,400	12,163
XCMG Construction Machinery Company, Ltd., Class A	26,000	18,935
Xiamen C & D, Inc., Class A	9,700	18,969
Xiamen Intretech, Inc., Class A	7,200	17,074
Xiamen ITG Group Corp, Ltd., Class A	18,100	18,579
Xiamen Tungsten Company, Ltd., Class A	6,100	17,107
Xiamen Xiangyu Company, Ltd., Class A	17,400	25,664
Xianhe Company, Ltd., Class A	3,700	16,176
Xiaomi Corp., Class B (A)(B)	566,400	786,227
Xinfengming Group Company, Ltd., Class A	8,700	13,587
Xingda International Holdings, Ltd.	147,515	29,612
Xingfa Aluminium Holdings, Ltd.	29,000	32,260
Xinhua Winshare Publishing and Media Company, Ltd., H Shares	51,000	34,341

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares	47,000	$41,664
Xinjiang Tianshan Cement Company, Ltd., Class A	15,900	19,423
Xinjiang Zhongtai Chemical Company, Ltd., Class A	8,100	8,681
Xinte Energy Company, Ltd., H Shares	28,400	52,342
Xinxing Ductile Iron Pipes Company, Ltd., Class A	33,500	17,572
Xinyangfeng Agricultural Technology Company, Ltd., Class A	5,900	9,745
Xinyi Energy Holdings, Ltd.	108,000	35,705
Xinyu Iron & Steel Company, Ltd., Class A	24,700	14,498
Xuji Electric Company, Ltd., Class A	5,200	14,909
Yantai Jereh Oilfield Services Group Company, Ltd., Class A	6,300	25,264
YiChang HEC ChangJiang Pharmaceutical Company, Ltd., H Shares (A)(B)	33,400	27,713
Yifan Pharmaceutical Company, Ltd., Class A (A)	5,200	9,154
Yiren Digital, Ltd., ADR (A)	5,014	6,869
Yixintang Pharmaceutical Group Company, Ltd., Class A	2,200	9,960
Youngor Group Company, Ltd., Class A	10,400	9,461
Youzu Interactive Company, Ltd., Class A (A)	15,500	20,635
YTO Express Group Company, Ltd., Class A	14,800	42,702
Yunda Holding Company, Ltd., Class A	10,700	22,078
Yunnan Aluminium Company, Ltd., Class A	30,700	48,923
Yunnan Baiyao Group Company, Ltd., Class A	6,160	48,099
Yunnan Copper Company, Ltd., Class A	10,000	16,854
Yunnan Tin Company, Ltd., Class A	5,500	11,102
Zhefu Holding Group Company, Ltd., Class A	14,800	8,303
Zhejiang Century Huatong Group Company, Ltd., Class A (A)	30,600	16,730
Zhejiang China Commodities City Group Company, Ltd., Class A	28,122	21,173
Zhejiang Chint Electrics Company, Ltd., Class A	11,000	43,721
Zhejiang Dahua Technology Company, Ltd., Class A	24,000	38,943
Zhejiang Glass Company, Ltd., H Shares (A)(C)	162,000	0
Zhejiang Hailiang Company, Ltd., Class A	6,500	10,552
Zhejiang Hisoar Pharmaceutical Company, Ltd., Class A	12,100	12,198
Zhejiang Huace Film & Television Company, Ltd., Class A	11,400	8,723
Zhejiang Jiahua Energy Chemical Industry Company, Ltd., Class A	8,500	10,215
Zhejiang JIULI Hi-tech Metals Company, Ltd., Class A	6,300	15,047
Zhejiang Juhua Company, Ltd., Class A	8,900	19,818
Zhejiang Longsheng Group Company, Ltd., Class A	17,400	24,740
Zhejiang NHU Company, Ltd., Class A	14,400	38,811
Zhejiang Semir Garment Company, Ltd., Class A	15,300	11,509
Zhejiang Wanfeng Auto Wheel Company, Ltd., Class A (A)	22,500	19,244
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Zhejiang Wanliyang Company, Ltd., Class A (A)	6,300	$7,289
Zhejiang Xianju Pharmaceutical Company, Ltd., Class A	10,900	17,703
Zhejiang Xinan Chemical Industrial Group Company, Ltd., Class A	6,860	14,915
Zhengzhou Coal Mining Machinery Group Company, Ltd., H Shares	25,400	22,217
Zheshang Securities Company, Ltd., Class A	10,800	15,391
Zhong An Group, Ltd. (A)	409,000	13,075
Zhongji Innolight Company, Ltd., Class A	4,900	19,017
Zhongjin Gold Corp, Ltd., Class A	31,200	36,650
Zhongshan Broad Ocean Motor Company, Ltd., Class A	20,000	14,699
Zhuhai Huafa Properties Company, Ltd., Class A	26,900	34,887
Zhuzhou CRRC Times Electric Company, Ltd.	15,000	74,087
Zhuzhou Kibing Group Company, Ltd., Class A	18,700	30,552
Zibo Qixiang Tengda Chemical Company, Ltd., Class A (A)	11,900	12,019
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	90,800	42,779
ZTE Corp., H Shares	62,400	137,085
		48,827,094
Colombia - 0.1%
Bancolombia SA	1,879	16,323
Bancolombia SA, ADR	1,955	55,796
Cementos Argos SA	24,726	18,367
Grupo Argos SA	33,112	64,743
		155,229
Cyprus - 0.0%
ASBISc Enterprises PLC	3,999	21,650
Czech Republic - 0.1%
Komercni banka AS	5,968	172,463
Moneta Money Bank AS (B)	22,384	75,285
		247,748
Greece - 0.4%
Alpha Services and Holdings SA (A)	115,077	123,161
Bank of Greece	667	11,949
Eurobank Ergasias Services and Holdings SA (A)	180,066	202,818
Fourlis Holdings SA	3,756	13,072
HELLENiQ ENERGY Holdings SA	4,654	37,812
Intracom Holdings SA (A)	7,112	13,733
LAMDA Development SA (A)	4,248	26,570
Motor Oil Hellas Corinth Refineries SA	4,652	108,348
Mytilineos SA	1,367	29,699
National Bank of Greece SA (A)	32,392	129,895
Piraeus Financial Holdings SA (A)	27,498	42,213
		739,270
Hong Kong - 4.3%
AAG Energy Holdings, Ltd. (B)	68,000	15,039
Ajisen China Holdings, Ltd.	147,000	15,572
Alibaba Pictures Group, Ltd. (A)	700,000	50,905
Anxin-China Holdings, Ltd. (A)(C)	1,648,000	0
APT Satellite Holdings, Ltd.	28,000	7,560
Asian Citrus Holdings, Ltd. (A)	249,000	2,356
Beijing Energy International Holding Company, Ltd. (A)	814,000	24,804
Beijing Enterprises Holdings, Ltd.	58,500	186,779

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Beijing Enterprises Water Group, Ltd.	438,000	$111,999
Brilliance China Automotive Holdings, Ltd. (A)	216,000	120,931
C C Land Holdings, Ltd.	125,126	31,113
C&D International Investment Group, Ltd.	16,479	47,801
CECEP COSTIN New Materials Group, Ltd. (A)(C)	348,000	0
CGN New Energy Holdings Company, Ltd.	150,000	51,729
China Aerospace International Holdings, Ltd.	190,000	10,206
China Aircraft Leasing Group Holdings, Ltd.	23,000	12,705
China Boton Group Company, Ltd. (A)	20,000	7,063
China Education Group Holdings, Ltd.	36,000	46,292
China Everbright Greentech, Ltd. (B)	114,000	30,779
China Everbright, Ltd.	76,000	56,328
China Fiber Optic Network System Group, Ltd. (A)(C)	150,800	5,410
China Foods, Ltd.	74,000	26,485
China Gas Holdings, Ltd.	254,000	368,113
China High Precision Automation Group, Ltd. (A)(C)	18,000	2,145
China High Speed Transmission Equipment Group Company, Ltd. (A)	45,000	20,187
China Jinmao Holdings Group, Ltd.	541,436	115,838
China Longevity Group Company, Ltd. (A)(C)	93,000	4,897
China Lumena New Materials Corp. (A)(C)	50,900	0
China Merchants Land, Ltd. (A)	260,000	18,266
China Merchants Port Holdings Company, Ltd.	88,558	129,294
China New Town Development Company, Ltd. (A)	300,165	2,461
China Oil & Gas Group, Ltd. (A)	600,000	22,994
China Overseas Grand Oceans Group, Ltd.	205,920	88,677
China Overseas Land & Investment, Ltd.	282,500	739,267
China Resources Cement Holdings, Ltd.	282,000	149,024
China Resources Gas Group, Ltd.	86,000	320,827
China Resources Land, Ltd.	310,000	1,410,304
China South City Holdings, Ltd. (A)	498,000	35,565
China Taiping Insurance Holdings Company, Ltd.	168,000	208,447
China Traditional Chinese Medicine Holdings Company, Ltd.	336,000	152,375
China Travel International Investment Hong Kong, Ltd. (A)	314,000	71,146
Chu Kong Shipping Enterprises Group Company, Ltd.	26,000	3,455
CIMC Enric Holdings, Ltd.	70,000	70,460
CITIC Resources Holdings, Ltd.	488,000	25,906
Concord New Energy Group, Ltd.	690,000	60,834
COSCO SHIPPING International Hong Kong Company, Ltd.	59,625	19,212
COSCO SHIPPING Ports, Ltd.	167,235	132,717
CSSC Hong Kong Shipping Company, Ltd.	116,000	17,220
Dawnrays Pharmaceutical Holdings, Ltd.	117,000	19,891
Digital China Holdings, Ltd.	73,000	35,483
EVA Precision Industrial Holdings, Ltd.	96,000	12,134
Far East Horizon, Ltd.	183,000	142,542
GCL Technology Holdings, Ltd. (A)	523,000	131,962
Geely Automobile Holdings, Ltd.	350,000	505,586
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Gemdale Properties & Investment Corp., Ltd.	778,000	$63,395
Glorious Property Holdings, Ltd. (A)	88,000	979
Glory Sun Financial Group, Ltd. (A)	30,600	1,707
Goldlion Holdings, Ltd.	36,000	6,116
Goldpac Group, Ltd.	46,000	9,302
Grand Pharmaceutical Group, Ltd.	86,000	50,492
Health & Happiness H&H International Holdings, Ltd.	24,500	52,012
Hi Sun Technology China, Ltd. (A)	240,000	26,071
Hopson Development Holdings, Ltd.	100,381	98,154
Hua Han Health Industry Holdings, Ltd. (A)(C)	880,000	23,901
IMAX China Holding, Inc. (B)	7,000	6,304
Jinchuan Group International Resources Company, Ltd.	127,000	9,074
Joy City Property, Ltd. (A)	328,000	13,371
Ju Teng International Holdings, Ltd.	130,000	22,202
Kingboard Holdings, Ltd.	77,130	244,589
Kingboard Laminates Holdings, Ltd.	96,500	105,750
Kunlun Energy Company, Ltd.	380,000	270,162
Lee & Man Chemical Company, Ltd.	12,000	9,947
Lee & Man Paper Manufacturing, Ltd.	129,000	56,568
Lee's Pharmaceutical Holdings, Ltd.	54,000	11,252
Lifestyle China Group, Ltd. (A)	42,000	4,816
LVGEM China Real Estate Investment Company, Ltd. (A)	60,000	9,850
Min Xin Holdings, Ltd.	24,000	8,993
Mingyuan Medicare Development Company, Ltd. (A)(C)	1,300,000	0
Minmetals Land, Ltd.	118,000	7,703
New World Department Store China, Ltd. (A)	34,000	3,636
Nine Dragons Paper Holdings, Ltd.	185,000	168,190
Orient Overseas International, Ltd.	1,000	18,023
Overseas Chinese Town Asia Holdings, Ltd. (A)	52,000	6,525
PAX Global Technology, Ltd.	84,000	72,303
Poly Property Group Company, Ltd.	162,126	36,161
Pou Sheng International Holdings, Ltd.	223,000	21,304
Prinx Chengshan Holdings, Ltd.	18,000	14,019
Shandong Hi-Speed New Energy Group, Ltd. (A)	600,000	4,982
Shanghai Industrial Holdings, Ltd.	37,000	45,617
Shanghai Industrial Urban Development Group, Ltd.	359,400	30,310
Shenzhen International Holdings, Ltd.	135,199	132,339
Shenzhen Investment, Ltd.	373,271	63,933
Shimao Group Holdings, Ltd. (A)(C)	150,000	76,447
Shoucheng Holdings, Ltd.	128,000	31,117
Shougang Fushan Resources Group, Ltd.	236,565	75,448
Silver Grant International Holdings Group, Ltd. (A)	160,000	6,681
Sinofert Holdings, Ltd. (A)	300,000	36,429
Sinopec Kantons Holdings, Ltd.	124,000	46,753
Skyworth Group, Ltd.	175,190	74,775
SSY Group, Ltd.	138,000	76,010
Sun Art Retail Group, Ltd.	171,500	55,991
Symphony Holdings, Ltd.	20,000	2,278
TCL Electronics Holdings, Ltd. (A)	114,600	45,740
The Wharf Holdings, Ltd.	84,000	246,403
Tian An China Investment Company, Ltd.	54,000	27,306
Tianjin Port Development Holdings, Ltd.	478,000	34,719
Tomson Group, Ltd.	45,714	9,134
Truly International Holdings, Ltd.	136,000	21,168

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
United Energy Group, Ltd.	542,000	$53,405
Vinda International Holdings, Ltd.	39,000	114,475
Wasion Holdings, Ltd.	90,000	29,846
Yuexiu Property Company, Ltd.	165,908	200,160
		8,893,422
Hungary - 0.2%
MOL Hungarian Oil & Gas PLC	43,193	301,023
OTP Bank NYRT	2,922	79,394
		380,417
India - 16.8%
ACC, Ltd.	5,847	172,471
Adani Enterprises, Ltd.	2,169	100,785
Adani Total Gas, Ltd.	1,936	85,794
Adani Transmission, Ltd. (A)	9,644	298,911
Aditya Birla Capital, Ltd. (A)	55,560	100,304
Alembic Pharmaceuticals, Ltd.	4,559	31,530
Allcargo Logistics, Ltd.	8,212	40,052
Amara Raja Batteries, Ltd.	4,664	32,167
Ambuja Cements, Ltd.	55,925	353,641
Andhra Sugars, Ltd.	6,880	11,117
Apar Industries, Ltd.	1,121	24,343
Apollo Tyres, Ltd.	28,578	111,993
Arvind, Ltd. (A)	12,009	12,969
Ashoka Buildcon, Ltd. (A)	22,051	23,856
Aster DM Healthcare, Ltd. (A)(B)	8,448	23,528
Astra Microwave Products, Ltd.	3,553	12,295
Aurobindo Pharma, Ltd.	32,368	171,282
Avanti Feeds, Ltd.	1,998	9,320
Axis Bank, Ltd.	188,618	2,125,254
Axis Bank, Ltd., GDR	310	17,537
Bajaj Consumer Care, Ltd.	6,744	13,589
Bajaj Holdings & Investment, Ltd.	2,095	144,571
Balmer Lawrie & Company, Ltd.	11,041	16,734
Balrampur Chini Mills, Ltd.	17,968	86,549
Bandhan Bank, Ltd. (A)(B)	32,073	90,538
Bank of Baroda	88,922	199,086
Bank of India	19,819	21,117
Bharat Electronics, Ltd.	179,424	216,928
Bharat Heavy Electricals, Ltd.	72,839	69,525
Birla Corp., Ltd.	2,709	32,029
Birlasoft, Ltd.	4,416	15,894
Bombay Burmah Trading Company	1,557	17,086
BSE, Ltd.	2,172	14,296
Can Fin Homes, Ltd.	2,623	16,925
Canara Bank	30,693	123,241
Ceat, Ltd.	2,623	52,173
Century Enka, Ltd.	1,383	7,005
Century Textiles & Industries, Ltd.	2,062	17,776
Chambal Fertilizers & Chemicals, Ltd.	19,376	72,649
Chennai Super Kings Cricket, Ltd. (A)(C)	207,315	5,638
Cholamandalam Financial Holdings, Ltd.	7,288	48,834
Cipla, Ltd.	35,701	464,289
City Union Bank, Ltd.	27,005	58,423
Cochin Shipyard, Ltd. (B)	2,163	13,873
Container Corp. of India, Ltd.	14,589	130,464
Cosmo First, Ltd.	1,579	14,570
CSB Bank, Ltd. (A)	2,395	6,892
Cyient, Ltd.	5,147	50,404
Dalmia Bharat, Ltd.	4,987	111,812
DB Corp., Ltd.	6,129	9,171
DCB Bank, Ltd.	23,624	36,185
DCM Shriram, Ltd.	3,740	40,691
Deepak Fertilisers & Petrochemicals Corp., Ltd.	3,614	31,216
Delta Corp., Ltd.	4,521	11,627
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Dhampur Bio Organics, Ltd. (A)	2,503	$6,138
Dhampur Sugar Mills, Ltd.	2,503	7,470
Dilip Buildcon, Ltd. (B)	1,316	3,460
Dish TV India, Ltd. (A)	48,852	10,913
Dishman Carbogen Amcis, Ltd. (A)	5,361	6,128
DLF, Ltd.	40,228	181,654
Edelweiss Financial Services, Ltd.	46,814	36,159
EID Parry India, Ltd.	12,265	84,347
Electrosteel Castings, Ltd.	35,427	16,384
Engineers India, Ltd.	11,471	10,949
EPL, Ltd.	5,477	11,247
Equitas Small Finance Bank, Ltd. (A)(B)	13,945	9,783
Exide Industries, Ltd.	26,285	57,338
FDC, Ltd. (A)	2,601	8,451
Federal Bank, Ltd.	191,615	322,289
Filatex India, Ltd.	25,766	14,392
Finolex Cables, Ltd.	3,327	22,116
Finolex Industries, Ltd.	25,360	56,899
Firstsource Solutions, Ltd.	16,189	20,044
Fortis Healthcare, Ltd. (A)	10,064	34,848
Gabriel India, Ltd.	6,164	13,765
GAIL India, Ltd.	287,002	333,627
General Insurance Corp. of India (B)	8,025	17,310
GHCL, Ltd.	6,390	39,323
Glenmark Pharmaceuticals, Ltd.	13,855	71,064
Godawari Power & Ispat, Ltd.	4,899	22,057
Godfrey Phillips India, Ltd.	2,008	47,954
Godrej Industries, Ltd. (A)	2,755	14,256
Granules India, Ltd.	18,305	70,420
Graphite India, Ltd.	3,611	16,232
Grasim Industries, Ltd.	22,711	471,025
Gujarat Alkalies & Chemicals, Ltd.	3,130	28,923
Gujarat Ambuja Exports, Ltd.	10,728	33,103
Gujarat Fluorochemicals, Ltd.	2,910	109,067
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	10,255	68,859
Gujarat Pipavav Port, Ltd.	15,449	18,927
Gujarat State Fertilizers & Chemicals, Ltd.	6,962	11,712
Gujarat State Petronet, Ltd.	26,721	85,060
Hathway Cable & Datacom, Ltd. (A)	35,580	7,469
HDFC Bank, Ltd.	13,988	274,666
HEG, Ltd.	765	9,523
Heritage Foods, Ltd.	2,665	11,525
Hero MotoCorp, Ltd.	6,888	227,275
HIL, Ltd.	308	9,688
Himadri Speciality Chemical, Ltd.	24,869	30,312
Hindalco Industries, Ltd.	148,861	851,746
Hinduja Global Solutions, Ltd.	418	6,740
Hindustan Aeronautics, Ltd.	1,878	57,499
Housing Development Finance Corp., Ltd.	59,478	1,894,017
ICICI Bank, Ltd.	196,478	2,118,255
ICICI Bank, Ltd., ADR	3,737	81,803
IDFC First Bank, Ltd. (A)	171,714	121,863
IDFC, Ltd.	92,305	90,737
IIFL Finance, Ltd.	6,254	36,424
IIFL Securities, Ltd.	28,932	22,490
Indiabulls Housing Finance, Ltd. (A)	33,338	62,171
Indiabulls Real Estate, Ltd. (A)	28,092	27,537
Indian Bank	13,953	48,068
Indian Overseas Bank (A)	71,034	27,538
Indian Railway Finance Corp., Ltd. (B)	56,808	22,369
Indo Count Industries, Ltd.	3,259	5,268
Indus Towers, Ltd.	55,200	127,039
IndusInd Bank, Ltd.	26,682	391,919
Infibeam Avenues, Ltd.	35,348	7,116

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Info Edge India, Ltd.	2,402	$113,496
IOL Chemicals and Pharmaceuticals, Ltd.	1,292	5,808
IRCON International, Ltd. (B)	17,211	12,410
Jagran Prakashan, Ltd.	12,700	11,218
Jindal Poly Films, Ltd.	1,066	10,204
Jindal Saw, Ltd.	29,627	37,062
Jindal Stainless Hisar, Ltd. (A)	4,742	25,161
Jindal Stainless, Ltd. (A)	11,232	32,585
Jindal Steel & Power, Ltd.	52,794	372,108
JK Lakshmi Cement, Ltd.	2,089	20,683
JK Paper, Ltd.	7,330	36,325
JK Tyre & Industries, Ltd.	8,887	19,761
JM Financial, Ltd.	33,116	28,648
JSW Energy, Ltd.	35,712	124,669
JSW Steel, Ltd.	79,922	743,365
Jubilant Pharmova, Ltd.	11,603	52,562
Jyothy Labs, Ltd.	5,194	12,844
Kalpataru Power Transmission, Ltd.	9,196	61,697
Kalyani Steels, Ltd.	2,643	11,507
Kaveri Seed Company, Ltd.	1,661	10,373
KEC International, Ltd.	5,964	35,508
Kiri Industries, Ltd. (A)	1,118	6,344
Kirloskar Ferrous Industries, Ltd.	4,164	17,803
Kirloskar Oil Engines, Ltd.	3,612	14,037
KNR Constructions, Ltd.	5,559	17,148
Kolte-Patil Developers, Ltd.	3,028	10,174
KPIT Technologies, Ltd.	3,011	25,492
KPR Mill, Ltd.	819	5,127
KRBL, Ltd.	4,679	22,095
L&T Finance Holdings, Ltd.	74,021	77,944
Larsen & Toubro, Ltd.	52,252	1,313,539
LG Balakrishnan & Bros, Ltd.	1,757	14,588
LIC Housing Finance, Ltd.	39,247	196,225
LT Foods, Ltd.	11,217	15,672
Lupin, Ltd.	19,319	170,733
Maharashtra Seamless, Ltd.	8,424	32,818
Mahindra & Mahindra Financial Services, Ltd.	48,327	136,549
Mahindra & Mahindra, Ltd.	70,868	1,068,437
Mahindra CIE Automotive, Ltd.	17,673	73,804
Mahindra Lifespace Developers, Ltd.	5,843	25,512
Maithan Alloys, Ltd.	902	10,992
Manappuram Finance, Ltd.	43,917	61,673
Marksans Pharma, Ltd.	15,357	10,815
MAS Financial Services, Ltd. (B)	1,978	19,274
Mazagon Dock Shipbuilders, Ltd.	1,867	17,846
Meghmani Organics, Ltd.	9,521	12,747
Mishra Dhatu Nigam, Ltd. (B)	4,126	10,810
MOIL, Ltd.	12,580	24,541
Motilal Oswal Financial Services, Ltd.	2,458	20,369
MRF, Ltd.	152	162,355
Muthoot Finance, Ltd.	6,723	86,203
Natco Pharma, Ltd.	1,385	9,368
National Aluminium Company, Ltd.	84,797	82,615
Nava, Ltd.	8,719	25,980
Navneet Education, Ltd.	6,921	10,483
NCC, Ltd.	25,675	25,926
NESCO, Ltd.	1,859	13,731
Neuland Laboratories, Ltd.	358	7,266
NIIT, Ltd.	6,437	24,307
Nilkamal, Ltd.	695	15,900
NMDC Steel, Ltd. (A)(C)	47,542	22,125
NMDC, Ltd.	47,542	70,779
NOCIL, Ltd.	7,663	21,648
Oberoi Realty, Ltd.	9,314	97,104
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Omaxe, Ltd. (A)	5,567	$4,906
Orient Cement, Ltd.	11,282	16,771
PC Jeweller, Ltd. (A)	10,118	10,217
PCBL, Ltd.	15,470	24,148
Petronet LNG, Ltd.	68,687	178,695
Piramal Enterprises, Ltd.	7,847	78,509
Piramal Pharma, Ltd. (A)	31,388	43,423
PNB Housing Finance, Ltd. (A)(B)	3,409	21,769
PNC Infratech, Ltd.	5,394	18,600
Polyplex Corp., Ltd.	2,563	49,357
Power Finance Corp., Ltd.	90,707	155,131
Prestige Estates Projects, Ltd.	20,468	114,623
Pricol, Ltd. (A)	6,161	14,181
PTC India, Ltd.	31,315	30,690
Punjab National Bank	97,317	66,364
Quess Corp., Ltd. (B)	1,882	9,376
Rain Industries, Ltd.	22,684	46,709
Rajesh Exports, Ltd.	8,931	79,272
Rallis India, Ltd.	6,940	20,379
Ramco Industries, Ltd.	4,270	8,273
Ramkrishna Forgings, Ltd.	5,365	17,097
Rashtriya Chemicals & Fertilizers, Ltd.	10,276	16,579
Raymond, Ltd.	2,380	42,190
RBL Bank, Ltd. (A)(B)	21,550	46,938
REC, Ltd.	118,880	167,542
Redington, Ltd.	76,545	166,769
Reliance Industries, Ltd.	21,228	651,661
Reliance Industries, Ltd., GDR (B)	87,194	5,348,814
Reliance Power, Ltd. (A)	176,129	30,447
Repco Home Finance, Ltd.	7,034	19,515
RITES, Ltd.	3,302	13,464
Sagar Cements, Ltd.	2,218	6,284
Samvardhana Motherson International, Ltd.	53,653	48,107
Sangam India, Ltd.	1,995	5,846
Sarda Energy & Minerals, Ltd.	297	3,696
Sharda Cropchem, Ltd.	2,311	14,326
Shilpa Medicare, Ltd.	3,711	12,478
Shipping Corp. of India, Ltd.	14,077	23,124
Shriram City Union Finance, Ltd.	2,480	63,811
Shriram Finance, Ltd.	15,498	258,037
Siyaram Silk Mills, Ltd.	1,656	10,480
Sobha, Ltd.	4,273	29,586
State Bank of India	114,368	846,507
State Bank of India, GDR	3,185	235,337
Steel Authority of India, Ltd.	106,244	106,162
Strides Pharma Science, Ltd. (A)	2,675	11,301
Sun Pharmaceutical Industries, Ltd.	30,132	363,877
Sun TV Network, Ltd.	7,964	46,907
Sundaram Finance, Ltd.	1,056	29,410
Sundaram-Clayton, Ltd.	444	26,883
Sunteck Realty, Ltd.	1,942	7,691
Sutlej Textiles & Industries, Ltd.	9,372	6,954
Tata Chemicals, Ltd.	12,388	140,426
Tata Coffee, Ltd.	3,872	10,188
Tata Consumer Products, Ltd.	25,257	235,292
Tata Motors, Ltd. (A)	105,456	493,886
Tata Steel, Ltd.	583,100	795,597
Techno Electric & Engineering Company, Ltd.	7,028	28,256
The Great Eastern Shipping Company, Ltd.	12,279	99,195
The India Cements, Ltd.	20,619	54,279
The Jammu & Kashmir Bank, Ltd. (A)	20,576	14,047
The Karnataka Bank, Ltd.	33,585	61,779
The Karur Vysya Bank, Ltd.	52,341	71,428
The Ramco Cements, Ltd.	6,862	57,970

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
The South Indian Bank, Ltd. (A)	134,442	$30,366
Thirumalai Chemicals, Ltd.	3,185	7,760
Time Technoplast, Ltd.	13,461	14,610
Transport Corp. of India, Ltd.	3,182	23,699
Triveni Engineering & Industries, Ltd.	5,573	19,010
TV Today Network, Ltd.	1,470	4,343
TV18 Broadcast, Ltd. (A)	57,635	25,846
Uflex, Ltd.	5,261	35,593
Unichem Laboratories, Ltd.	4,453	16,863
Union Bank of India, Ltd.	37,368	36,393
UPL, Ltd.	42,377	366,536
Usha Martin, Ltd.	9,317	19,297
UTI Asset Management Company, Ltd.	1,155	11,971
VA Tech Wabag, Ltd. (A)	3,621	14,257
Vardhman Textiles, Ltd. (A)	16,115	63,956
Varroc Engineering, Ltd. (A)(B)	2,965	10,556
Vedanta, Ltd.	43,705	162,719
Venky's India, Ltd.	433	9,951
Vodafone Idea, Ltd. (A)	275,824	26,411
Voltamp Transformers, Ltd.	332	11,120
Welspun Corp., Ltd.	14,025	39,930
Welspun Enterprises, Ltd.	9,451	18,913
Welspun India, Ltd.	27,184	25,427
West Coast Paper Mills, Ltd.	3,023	19,086
Wipro, Ltd.	91,275	432,990
Wockhardt, Ltd. (A)	5,480	14,761
Yes Bank, Ltd. (A)	49,153	12,288
Yes Bank, Ltd., Lock-In Shares (A)(D)	147,461	35,967
Zee Entertainment Enterprises, Ltd.	63,894	184,910
Zee Media Corp., Ltd. (A)	54,429	9,753
Zensar Technologies, Ltd.	8,726	22,471
Zydus Lifesciences, Ltd.	16,113	81,655
Zydus Wellnes, Ltd.	386	6,997
		34,420,552
Indonesia - 1.9%
Ace Hardware Indonesia Tbk PT	539,700	17,205
Adaro Energy Indonesia Tbk PT	1,626,200	402,831
Adhi Karya Persero Tbk PT (A)	235,600	7,326
Alam Sutera Realty Tbk PT (A)	1,741,800	17,909
Aneka Tambang Tbk	468,100	59,569
Astra Agro Lestari Tbk PT	49,555	25,541
Astra International Tbk PT	1,321,300	483,529
Bakrie Telecom Tbk PT (A)(C)	17,557,300	28,195
Bank Capital Indonesia Tbk PT (A)	638,900	5,379
Bank Mandiri Persero Tbk PT	771,540	492,007
Bank Negara Indonesia Persero Tbk PT	434,381	257,357
Bank Pan Indonesia Tbk PT	465,597	46,054
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	303,812	26,252
Bank Pembangunan Daerah Jawa Timur Tbk PT	625,600	28,541
Bank Tabungan Negara Persero Tbk PT	376,361	32,616
Bekasi Fajar Industrial Estate Tbk PT (A)	817,800	6,987
BISI International Tbk PT	290,800	29,893
Blue Bird Tbk PT	5,500	499
Buana Lintas Lautan Tbk PT (A)	1,186,800	13,571
Bukit Asam Tbk PT	380,100	90,146
Bumi Serpong Damai Tbk PT (A)	499,400	29,486
Ciputra Development Tbk PT	1,127,244	68,078
Delta Dunia Makmur Tbk PT	610,700	11,942
Elang Mahkota Teknologi Tbk PT	261,900	17,308
Elnusa Tbk PT	742,600	14,905
Erajaya Swasembada Tbk PT	1,113,500	27,997
Gudang Garam Tbk PT	32,400	37,475
Indah Kiat Pulp & Paper Tbk PT	279,700	156,720
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Indika Energy Tbk PT	225,300	$39,616
Indo Tambangraya Megah Tbk PT	34,600	86,899
Indocement Tunggal Prakarsa Tbk PT	110,800	70,450
Indofood Sukses Makmur Tbk PT	445,800	192,710
Japfa Comfeed Indonesia Tbk PT	499,770	41,557
Jaya Real Property Tbk PT	215,500	6,921
Kawasan Industri Jababeka Tbk PT (A)	2,384,099	22,354
Krakatau Steel Persero Tbk PT (A)	733,900	15,374
Lippo Karawaci Tbk PT (A)	4,020,148	20,407
Malindo Feedmill Tbk PT (A)	128,500	4,045
Medco Energi Internasional Tbk PT	877,026	57,225
Media Nusantara Citra Tbk PT (A)	718,600	34,160
MNC Vision Networks Tbk PT (A)	614,600	2,570
Multipolar Tbk PT (A)	1,981,400	14,264
Pabrik Kertas Tjiwi Kimia Tbk PT	101,200	45,810
Pakuwon Jati Tbk PT	372,300	10,902
Panin Financial Tbk PT	949,400	21,840
Paninvest Tbk PT (A)	116,800	9,364
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	318,000	20,733
PP Persero Tbk PT (A)	292,600	13,442
Puradelta Lestari Tbk PT	1,584,700	16,196
Ramayana Lestari Sentosa Tbk PT	463,200	16,943
Salim Ivomas Pratama Tbk PT	670,100	17,814
Semen Indonesia Persero Tbk PT	296,292	125,125
Siloam International Hospitals Tbk PT	295,200	23,889
Sri Rejeki Isman Tbk PT (A)(C)	1,260,900	11,825
Summarecon Agung Tbk PT	627,000	24,319
Suryainti Permata Tbk PT (A)(C)	1,446,000	0
Timah Tbk PT	210,500	15,792
Truba Alam Manunggal Engineering PT (A)(C)	11,991,500	0
Tunas Baru Lampung Tbk PT	484,800	21,652
United Tractors Tbk PT	169,300	283,793
Vale Indonesia Tbk PT (A)	188,500	85,747
Waskita Karya Persero Tbk PT (A)	596,656	13,783
Wijaya Karya Persero Tbk PT (A)	349,400	17,946
XL Axiata Tbk PT	494,171	67,922
		3,908,707
Malaysia - 1.9%
Aeon Company M BHD	28,600	8,894
AFFIN Bank BHD	98,842	45,537
Alliance Bank Malaysia BHD	102,300	85,279
AMMB Holdings BHD	158,262	148,797
Bank Islam Malaysia BHD	49,400	30,576
Batu Kawan BHD	3,100	15,730
Berjaya Assets BHD (A)	77,400	5,093
Berjaya Corp. BHD (A)	439,496	29,957
Berjaya Land BHD (A)	244,400	14,711
Boustead Holdings BHD (A)	116,088	16,460
Bumi Armada BHD (A)	163,800	17,878
Cahya Mata Sarawak BHD	52,100	12,663
CIMB Group Holdings BHD	473,164	622,669
Cypark Resources BHD (A)	54,200	5,785
Dayang Enterprise Holdings BHD	83,900	25,030
DRB-Hicom BHD	93,400	33,944
Eco World Development Group BHD	84,300	12,351
Ekovest BHD (A)	146,600	11,299
FGV Holdings BHD	33,400	10,001
Gamuda BHD	117,150	99,817
Genting BHD	138,000	140,333
Genting Malaysia BHD	132,300	80,763
Genting Plantations BHD	22,400	32,541
Hartalega Holdings BHD	82,100	31,706
Hengyuan Refining Company BHD	16,800	13,445

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Hiap Teck Venture BHD	118,300	$7,778
Hibiscus Petroleum BHD	171,900	41,892
Hong Leong Financial Group BHD	23,399	98,749
IJM Corp. BHD	211,160	76,745
IOI Properties Group BHD	72,700	17,506
JAKS Resources BHD (A)	177,060	9,443
Jaya Tiasa Holdings BHD	58,826	8,550
Keck Seng Malaysia BHD	11,300	9,197
KNM Group BHD (A)	571,500	6,502
Kossan Rubber Industries BHD	48,500	12,109
Land & General BHD	437,820	9,878
Lotte Chemical Titan Holding BHD (B)	30,231	9,735
Magnum BHD	110,314	32,298
Mah Sing Group BHD	192,300	24,629
Malayan Banking BHD	288,737	570,251
Malaysia Airports Holdings BHD (A)	12,500	18,631
Malaysia Building Society BHD (A)	190,704	26,640
Malaysian Resources Corp. BHD	207,000	13,849
Matrix Concepts Holdings BHD	26,100	8,717
MBM Resources BHD	11,400	8,477
Mega First Corp. BHD	12,600	9,488
MISC BHD	75,300	128,197
MKH BHD	49,230	13,303
MNRB Holdings BHD	36,891	7,373
Muhibbah Engineering M BHD (A)	103,950	11,805
Oriental Holdings BHD	35,720	55,087
OSK Holdings BHD	111,397	24,416
Pos Malaysia BHD (A)	30,900	4,243
PPB Group BHD	30,500	120,753
RHB Bank BHD	141,108	185,398
Sapura Energy BHD (A)	1,155,500	9,192
Sarawak Oil Palms BHD	11,700	6,912
Sime Darby BHD	287,200	149,910
Sime Darby Property BHD	271,300	27,740
SP Setia BHD Group	173,900	23,715
Sunway BHD	140,407	51,666
Supermax Corp. BHD	40,500	8,005
Tan Chong Motor Holdings BHD	6,300	1,687
Top Glove Corp. BHD (A)	387,700	79,694
Tropicana Corp. BHD (A)	161,380	46,920
TSH Resources BHD	114,900	27,923
UEM Edgenta BHD	32,900	8,519
UEM Sunrise BHD (A)	372,300	21,537
UMW Holdings BHD	48,800	38,381
United Malacca BHD	11,900	14,861
UOA Development BHD	124,700	45,536
Velesto Energy BHD (A)	428,800	14,582
WCT Holdings BHD	194,483	17,663
Yinson Holdings BHD	74,200	40,934
YNH Property BHD (A)	6,819	6,558
YTL Corp. BHD	374,937	49,376
		3,814,209
Mexico - 2.4%
Alfa SAB de CV, Class A	370,181	236,130
Alpek SAB de CV	31,500	46,070
Arca Continental SAB de CV	22,887	185,619
Banco del Bajio SA (B)	68,070	214,412
Cemex SAB de CV, Series CPO (A)	730,985	297,098
Coca-Cola Femsa SAB de CV	23,422	158,527
Consorcio ARA SAB de CV	25,993	4,268
Corp. Actinver SAB de CV	16,024	10,526
El Puerto de Liverpool SAB de CV, Series C1	11,379	67,329
Fomento Economico Mexicano SAB de CV	40,053	313,144
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
GCC SAB de CV	14,906	$99,282
Genomma Lab Internacional SAB de CV, Class B	28,340	24,535
Gentera SAB de CV	85,192	96,093
Grupo Carso SAB de CV, Series A1	20,578	86,614
Grupo Comercial Chedraui SA de CV	24,906	106,109
Grupo Financiero Banorte SAB de CV, Series O	111,883	805,197
Grupo Financiero Inbursa SAB de CV, Series O (A)	97,071	164,388
Grupo KUO SAB de CV, Series B	42,698	97,507
Grupo Mexico SAB de CV, Series B	173,053	610,101
Grupo Pochteca SAB de CV (A)	9,600	3,990
Grupo Televisa SAB, Series CPO	187,801	170,584
Industrias CH SAB de CV, Series B (A)	18,800	216,977
Industrias Penoles SAB de CV (A)	8,071	98,650
La Comer SAB de CV	16,584	32,221
Megacable Holdings SAB de CV, Series CPO	40,664	108,241
Minera Frisco SAB de CV, Series A1 (A)	168,003	21,985
Nemak SAB de CV (A)(B)	159,261	45,850
Orbia Advance Corp. SAB de CV	73,770	130,796
Organizacion Cultiba SAB de CV (A)	17,095	11,431
Organizacion Soriana SAB de CV, Series B (A)	190,849	306,745
Promotora y Operadora de Infraestructura SAB de CV	13,125	106,790
Promotora y Operadora de Infraestructura SAB de CV, L Shares	3,141	15,152
Vista Energy SAB de CV, ADR (A)	1,887	29,550
Vitro SAB de CV, Series A	6,357	7,079
		4,928,990
Panama - 0.0%
BAC Holding International Corp. (A)	12,573	534
Philippines - 0.8%
ACEN Corp.	30,450	4,187
Alliance Global Group, Inc.	232,800	49,926
Ayala Corp.	10,150	127,049
Ayala Land, Inc.	44,200	24,536
Bank of the Philippine Islands	74,260	136,216
BDO Unibank, Inc.	132,752	252,452
China Banking Corp.	75,528	37,215
Cosco Capital, Inc.	388,900	32,596
DMCI Holdings, Inc.	207,300	44,804
East West Banking Corp.	74,300	8,894
Filinvest Development Corp.	119,475	13,732
Filinvest Land, Inc.	937,500	15,127
First Philippine Holdings Corp.	29,660	32,188
Global Ferronickel Holdings, Inc.	283,424	12,789
GT Capital Holdings, Inc.	4,619	36,130
JG Summit Holdings, Inc.	157,922	142,801
LT Group, Inc.	159,800	26,407
Megaworld Corp.	839,700	30,220
Metropolitan Bank & Trust Company	130,973	127,181
Petron Corp. (A)	289,400	12,487
Philex Mining Corp.	161,300	8,791
Philippine National Bank (A)	65,310	22,284
Philtown Properties, Inc. (A)(C)	3,844	106
Phoenix Petroleum Philippines, Inc. (A)	22,200	3,432
PNB Holdings Corp. (A)(C)	10,246	59
Premium Leisure Corp.	815,000	6,928
Puregold Price Club, Inc.	79,400	49,793
RFM Corp.	133,500	8,608
Rizal Commercial Banking Corp.	62,703	26,701
Robinsons Land Corp.	214,668	57,717

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Philippines (continued)
Robinsons Retail Holdings, Inc.	16,680	$16,143
San Miguel Corp.	46,220	77,158
Security Bank Corp.	27,730	43,339
Top Frontier Investment Holdings, Inc. (A)	18,024	30,608
Union Bank of the Philippines	69,628	107,722
Vista Land & Lifescapes, Inc.	569,000	16,803
		1,643,129
Poland - 0.8%
Alior Bank SA (A)	7,988	62,818
Asseco Poland SA	3,232	53,705
Bank Millennium SA (A)	32,073	33,800
Bank Polska Kasa Opieki SA	6,202	123,380
Ciech SA	2,826	26,825
Cyfrowy Polsat SA	12,426	50,111
Develia SA	22,340	12,480
Enea SA (A)	19,073	26,151
Grupa Azoty SA (A)	4,728	42,780
Jastrzebska Spolka Weglowa SA (A)	3,425	45,985
KGHM Polska Miedz SA	8,442	245,558
Lubelski Wegiel Bogdanka SA	2,164	24,866
mBank SA (A)	749	50,760
PGE Polska Grupa Energetyczna SA (A)	66,331	104,659
PKP Cargo SA (A)	5,709	18,869
Polski Koncern Naftowy ORLEN SA	35,885	527,198
Santander Bank Polska SA	1,224	72,869
Stalexport Autostrady SA	15,820	9,679
Tauron Polska Energia SA (A)	90,488	43,936
		1,576,429
Qatar - 0.8%
Aamal Company	210,501	56,521
Al Khaleej Takaful Group QSC	11,244	7,128
Alijarah Holding Company QPSC (A)	77,548	15,040
Baladna	72,138	30,499
Barwa Real Estate Company	145,868	115,162
Commercial Bank PSQC	167,076	229,570
Doha Bank QPSC	139,323	75,057
Doha Insurance Company QSC	25,407	13,880
Gulf International Services QSC (A)	102,379	41,645
Gulf Warehousing Company	19,525	21,843
Lesha Bank LLC (A)	70,330	22,200
Mannai Corp. QSC	5,422	11,358
Masraf Al Rayan QSC	202,523	176,562
Medicare Group	9,515	16,302
Mesaieed Petrochemical Holding Company	223,749	131,400
Ooredoo QPSC	80,019	203,214
Qatar Aluminum Manufacturing Company	18,852	7,950
Qatar Fuel QSC	28,262	139,481
Qatar Insurance Company SAQ	125,447	66,519
Qatar National Cement Company QSC	23,781	31,599
Qatar Navigation QSC	41,293	114,365
Salam International Investment, Ltd., QSC (A)	94,802	16,173
United Development Company QSC	177,150	63,166
Vodafone Qatar QSC	145,471	63,288
		1,669,922
Russia - 0.0%
Gazprom PJSC, ADR (London Stock Exchange) (A)(C)	196,506	42,838
LUKOIL PJSC, ADR (A)(C)	16,379	32,791
Rosneft Oil Company PJSC, GDR (London Stock Exchange) (A)(C)	1,686	226
RusHydro PJSC, ADR (A)(C)	52,278	1,830
VTB Bank PJSC, GDR (A)(C)	86,297	1,381
		79,066
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Saudi Arabia - 3.7%
Al Babtain Power & Telecommunication Company	2,665	$14,988
Al Jouf Cement Company (A)	5,694	16,832
Al Khaleej Training and Education Company (A)	2,292	8,404
AlAbdullatif Industrial Investment Company (A)	1,743	7,256
Al-Etihad Cooperative Insurance Company (A)	3,674	14,733
AlJazira Takaful Ta'awuni Company (A)	2,192	8,603
Allianz Saudi Fransi Cooperative Insurance Company (A)	1,628	5,674
Arab National Bank	44,824	380,913
Arabian Cement Company	4,196	37,531
Arriyadh Development Company	5,359	25,937
Bank Al-Jazira	34,800	176,052
Banque Saudi Fransi	43,109	464,818
City Cement Company	6,807	36,473
Dar Al Arkan Real Estate Development Company (A)	49,101	151,670
Dur Hospitality Company (A)	5,874	30,940
Eastern Province Cement Company	3,671	39,554
Electrical Industries Company	3,438	21,806
Emaar Economic City (A)	21,759	48,269
Etihad Etisalat Company	42,915	396,696
Gulf Insurance Group	2,090	13,777
Hail Cement Company	4,570	13,420
Jazan Energy and Development Company (A)	2,068	6,795
L'Azurde Company for Jewelry	2,204	7,280
Methanol Chemicals Company (A)	2,886	19,445
Mobile Telecommunications Company Saudi Arabia (A)	47,765	127,568
Najran Cement Company	7,837	25,413
National Gypsum	1,897	11,301
National Industrialization Company (A)	27,624	91,421
Northern Region Cement Company	10,351	29,872
Riyad Bank	30,375	258,290
Sahara International Petrochemical Company	31,147	284,870
Saudi Basic Industries Corp.	81,336	1,945,665
Saudi Ceramic Company	4,758	36,164
Saudi Chemical Company Holding	3,283	23,260
Saudi Industrial Investment Group	18,489	109,212
Saudi Industrial Services Company	2,229	12,058
Saudi Kayan Petrochemical Company (A)	89,494	328,043
Saudi Marketing Company (A)	2,495	12,083
Saudi Pharmaceutical Industries & Medical Appliances Corp.	2,823	16,358
Saudi Reinsurance Company (A)	5,052	18,466
Seera Group Holding (A)	16,962	78,945
Sinad Holding Company (A)	4,643	12,650
Tabuk Cement Company	4,675	18,668
The National Company for Glass Industries	912	8,019
The Saudi British Bank	58,796	604,919
The Saudi Investment Bank	38,132	175,823
The Saudi National Bank	72,308	973,232
The Savola Group	10,299	75,543
Umm Al-Qura Cement Company	2,316	10,334
United International Transportation Company	1,897	23,131
Walaa Cooperative Insurance Company (A)	1,834	7,070
Yamama Cement Company (A)	11,422	82,652
Yanbu Cement Company	2,190	20,781

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Saudi Arabia (continued)
Yanbu National Petrochemical Company	9,287	$103,309
		7,472,986
Singapore - 0.1%
BOC Aviation, Ltd. (B)	8,100	67,478
JOYY, Inc., ADR	2,343	74,015
		141,493
South Africa - 3.6%
Absa Group, Ltd.	60,222	683,858
AECI, Ltd.	11,686	60,389
African Rainbow Minerals, Ltd.	10,677	180,414
Alexander Forbes Group Holdings, Ltd.	43,311	13,424
Alviva Holdings, Ltd.	22,754	36,426
AngloGold Ashanti, Ltd.	3,511	68,409
AngloGold Ashanti, Ltd., ADR	18,402	357,367
Aspen Pharmacare Holdings, Ltd.	20,940	167,472
Astral Foods, Ltd.	4,628	44,449
Balwin Properties, Ltd.	6,271	1,052
Barloworld, Ltd.	21,853	108,472
Blue Label Telecoms, Ltd. (A)	44,582	12,753
Caxton & CTP Publishers & Printers, Ltd.	19,879	10,788
DataTec, Ltd.	20,519	37,658
Discovery, Ltd. (A)	2,433	17,599
Exxaro Resources, Ltd.	16,334	209,410
Gold Fields, Ltd., ADR	9,597	99,329
Grindrod, Ltd.	45,556	26,791
Harmony Gold Mining Company, Ltd.	13,919	48,628
Harmony Gold Mining Company, Ltd., ADR	23,256	79,070
Hudaco Industries, Ltd.	5,065	41,982
Impala Platinum Holdings, Ltd.	63,155	793,661
Investec, Ltd.	19,898	125,804
KAP Industrial Holdings, Ltd.	257,249	66,957
Lewis Group, Ltd.	14,408	41,305
Life Healthcare Group Holdings, Ltd.	71,422	70,949
Metair Investments, Ltd.	23,633	38,181
Momentum Metropolitan Holdings	97,843	98,416
Motus Holdings, Ltd.	14,065	91,398
Mpact, Ltd.	23,460	40,294
MTN Group, Ltd.	21,592	161,265
Murray & Roberts Holdings, Ltd. (A)	48,310	8,357
Nedbank Group, Ltd.	30,206	377,843
Oceana Group, Ltd.	5,108	18,973
Old Mutual, Ltd.	351,536	215,661
Omnia Holdings, Ltd.	19,012	69,670
Pepkor Holdings, Ltd. (B)	118,240	139,290
PPC, Ltd. (A)	168,790	21,572
Raubex Group, Ltd.	20,799	33,983
RCL Foods, Ltd.	35,643	20,978
Reunert, Ltd.	19,682	60,000
Royal Bafokeng Platinum, Ltd.	13,281	129,622
Sappi, Ltd. (A)	61,862	178,707
Sasol, Ltd.	42,649	680,620
Sibanye Stillwater, Ltd.	166,515	441,470
Sibanye Stillwater, Ltd., ADR	8,487	90,471
Standard Bank Group, Ltd.	77,051	760,236
Super Group, Ltd.	42,421	66,240
Telkom SA SOC, Ltd. (A)	37,622	66,199
Trencor, Ltd. (A)	40,666	13,858
Wilson Bayly Holmes-Ovcon, Ltd. (A)	5,366	28,103
Zeda, Ltd. (A)	21,853	17,517
		7,273,340
South Korea - 12.0%
AJ Networks Company, Ltd. (A)	2,832	12,815
Ajin Industrial Company, Ltd. (A)	8,098	15,253
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
AK Holdings, Inc. (A)	743	$10,068
AMOREPACIFIC Group (A)	1,900	52,703
Asia Cement Company, Ltd. (A)	320	2,344
ASIA Holdings Company, Ltd.	241	25,143
Asia Paper Manufacturing Company, Ltd. (A)	565	17,586
Binggrae Company, Ltd. (A)	522	16,251
BNK Financial Group, Inc. (A)	20,556	105,898
Bookook Securities Company, Ltd. (A)	501	7,216
Chongkundang Holdings Corp. (A)	288	12,156
Chosun Refractories Company, Ltd. (A)	338	20,267
CJ CheilJedang Corp.	819	246,364
CJ Corp. (A)	1,674	111,822
CJ ENM Company, Ltd. (A)	847	70,386
CJ Logistics Corp. (A)	826	61,599
Com2uS Corp.	399	18,814
Dae Han Flour Mills Company, Ltd. (A)	232	24,393
Dae Won Kang Up Company, Ltd. (A)	4,385	11,762
Daedong Corp. (A)	3,364	34,703
Daesang Corp. (A)	2,028	35,202
Daesang Holdings Company, Ltd. (A)	2,310	14,166
Daewoo Engineering & Construction Company, Ltd. (A)	20,805	68,962
Dahaam E-Tec Company, Ltd. (A)	2,630	76,955
Daihan Pharmaceutical Company, Ltd. (A)	563	13,649
Daishin Securities Company, Ltd. (A)	3,901	39,938
Daol Investment & Securities Company, Ltd. (A)	4,729	10,516
Daou Technology, Inc. (A)	2,309	35,124
DB Financial Investment Company, Ltd. (A)	3,849	12,508
DB Insurance Company, Ltd. (A)	4,035	209,154
DB, Inc. (A)	19,825	12,573
Deutsch Motors, Inc.	3,903	17,548
DGB Financial Group, Inc. (A)	19,003	105,144
DI Dong Il Corp. (A)	789	9,442
DL E&C Company, Ltd. (A)	4,034	108,095
DL Holdings Company, Ltd. (A)	1,609	75,791
DMS Company, Ltd.	3,275	15,509
Dongkuk Industries Company, Ltd. (A)	8,476	24,677
Dongkuk Steel Mill Company, Ltd. (A)	6,404	56,597
Dongwha Pharm Company, Ltd. (A)	1,912	14,057
Dongwon Development Company, Ltd. (A)	5,212	14,133
Dongwon F&B Company, Ltd. (A)	122	15,229
Dongwon Industries Company, Ltd. (A)	880	34,435
Doosan Bobcat, Inc.	4,079	111,607
Doosan Company, Ltd. (A)	554	36,435
DoubleUGames Company, Ltd. (A)	512	19,101
Easy Holdings Company, Ltd.	3,872	8,679
EBEST Investment & Securities Company, Ltd. (A)	2,321	9,173
E-MART, Inc.	1,480	115,071
Eugene Corp. (A)	6,888	19,619
Eugene Investment & Securities Company, Ltd. (A)	11,471	21,227
Eusu Holdings Company, Ltd. (A)	1,407	7,139
Farmsco (A)	2,687	8,340
Fila Holdings Corp.	3,332	87,904
Green Cross Holdings Corp. (A)	1,608	21,774
GS Engineering & Construction Corp. (A)	4,548	76,522
GS Global Corp. (A)	7,813	13,918
GS Holdings Corp.	5,061	175,631
GS Retail Company, Ltd. (A)	3,309	73,885
Gwangju Shinsegae Company, Ltd.	760	19,272
Haesung Industrial Company, Ltd. (A)	1,128	8,840

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Hana Financial Group, Inc.	21,723	$723,357
Handok, Inc. (A)	729	9,691
Handsome Company, Ltd. (A)	1,545	33,164
Hanil Cement Company, Ltd.	1,450	13,442
Hanil Holdings Company, Ltd.	3,183	27,161
Hanjin Transportation Company, Ltd. (A)	1,052	17,528
Hankook Tire & Technology Company, Ltd. (A)	5,360	132,359
Hanshin Construction Company, Ltd. (A)	1,844	12,468
Hansol Holdings Company, Ltd. (A)	5,241	13,581
Hansol Paper Company, Ltd.	2,920	30,704
Hansol Technics Company, Ltd. (A)	3,325	13,426
Hanwha Corp. (A)	2,757	56,108
Hanwha Investment & Securities Company, Ltd. (A)	15,071	28,159
Hanwha Life Insurance Company, Ltd. (A)	34,108	74,843
Hanwha Solutions Corp. (A)	4,135	141,391
Hanyang Eng Company, Ltd. (A)	1,654	18,957
Harim Company, Ltd. (A)	5,978	12,895
Harim Holdings Company, Ltd. (A)	1,443	8,790
HD Hyundai Company, Ltd.	3,580	162,023
HDC Holdings Company, Ltd. (A)	2,737	11,916
HDC Hyundai Development Co-Engineering & Construction, Series E (A)	3,037	24,120
Hitejinro Holdings Company, Ltd. (A)	995	7,669
HL Holdings Corp. (A)	837	20,367
HL Mando Company, Ltd. (A)	649	20,712
HMM Company, Ltd. (A)	21,976	342,527
HS Industries Company, Ltd. (A)	4,056	12,361
Huons Global Company, Ltd.	581	8,662
Huvis Corp. (A)	3,715	14,343
Hyosung Corp. (A)	540	28,683
Hyosung Heavy Industries Corp. (A)	742	45,734
Hyundai Construction Equipment Company, Ltd. (A)	1,613	79,689
Hyundai Corp. (A)	1,339	17,187
Hyundai Corp. Holdings, Inc. (A)	1,811	14,863
Hyundai Department Store Company, Ltd. (A)	1,243	58,254
Hyundai Doosan Infracore Company, Ltd.	12,566	79,728
Hyundai Engineering & Construction Company, Ltd. (A)	5,407	149,485
Hyundai Futurenet Company, Ltd. (A)	8,894	17,667
Hyundai Glovis Company, Ltd. (A)	1,173	152,292
Hyundai Greenfood Company, Ltd. (A)	5,234	27,970
Hyundai Home Shopping Network Corp. (A)	652	27,881
Hyundai Livart Furniture Company, Ltd. (A)	1,327	9,046
Hyundai Marine & Fire Insurance Company, Ltd. (A)	4,678	108,985
Hyundai Mobis Company, Ltd.	3,299	523,282
Hyundai Motor Company	7,569	905,873
Hyundai Motor Securities Company, Ltd. (A)	3,480	25,089
Hyundai Steel Company (A)	6,801	165,767
Hyundai Wia Corp. (A)	1,286	50,407
Iljin Holdings Company, Ltd. (A)	4,669	14,146
Industrial Bank of Korea	18,712	145,430
Innocean Worldwide, Inc.	469	15,312
INTOPS Company, Ltd.	1,374	30,252
Inzi Controls Company, Ltd. (A)	1,760	9,754
IS Dongseo Company, Ltd. (A)	860	19,238
JB Financial Group Company, Ltd.	11,451	71,545
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Jeil Savings Bank (A)(C)	1,820	$0
KAON Media Company, Ltd. (A)	3,062	18,589
KB Financial Group, Inc.	550	21,072
KB Financial Group, Inc., ADR	27,405	1,059,477
KC Company, Ltd. (A)	1,496	20,244
KC Tech Company, Ltd. (A)	889	10,455
KCC Corp.	347	56,274
KCC Glass Corp.	939	27,454
KCTC (A)	4,403	15,800
KG Chemical Corp. (A)	799	13,042
Kginicis Company, Ltd.	1,190	11,043
KGMobilians Company, Ltd.	2,700	12,080
Kia Corp. (A)	20,749	976,251
KISCO Corp.	4,131	19,937
KISCO Holdings Company, Ltd.	1,536	19,084
KISWIRE, Ltd. (A)	1,688	26,178
KIWOOM Securities Company, Ltd. (A)	1,432	95,530
Kolmar Korea Holdings Company, Ltd. (A)	1,323	16,563
Kolon Corp. (A)	898	15,642
Kolon Industries, Inc. (A)	1,911	62,355
Korea Asset In Trust Company, Ltd. (A)	9,060	21,381
Korea Circuit Company, Ltd. (A)	1,415	13,536
Korea Electric Terminal Company, Ltd.	561	23,010
Korea Investment Holdings Company, Ltd. (A)	4,028	170,941
Korea Line Corp. (A)	23,137	40,003
Korea Petrochemical Industrial Company, Ltd. (A)	441	60,079
Korea Real Estate Investment & Trust Company, Ltd. (A)	14,635	15,194
Korea Shipbuilding & Offshore Engineering Company, Ltd.	2,512	141,255
Korean Reinsurance Company (A)	11,364	61,276
Kortek Corp. (A)	1,806	12,983
KPX Chemical Company, Ltd.	660	26,656
KSS LINE, Ltd. (A)	3,562	26,109
KT Skylife Company, Ltd. (A)	1,768	11,395
Kukdo Chemical Company, Ltd. (A)	466	15,755
Kumho HT, Inc. (A)	19,985	14,132
Kumho Petrochemical Company, Ltd. (A)	1,206	120,181
Kumho Tire Company, Inc. (A)	7,054	15,519
KUMHOE&C Company, Ltd. (A)	2,357	13,067
Kwang Dong Pharmaceutical Company, Ltd. (A)	3,313	15,649
Kyeryong Construction Industrial Company, Ltd.	844	12,193
Kyung-In Synthetic Corp. (A)	4,181	13,544
LF Corp.	2,312	29,141
LG Corp. (A)	6,087	376,908
LG Display Company, Ltd., ADR	48,840	242,246
LG Electronics, Inc. (A)	10,548	725,173
LG HelloVision Company, Ltd. (A)	3,836	13,340
LG Uplus Corp.	18,651	163,333
Lotte Chemical Corp. (A)	1,011	143,082
Lotte Confectionery Company, Ltd. (A)	95	9,248
Lotte Corp. (A)	2,012	49,140
Lotte Data Communication Company (A)	697	12,971
LOTTE Fine Chemical Company, Ltd. (A)	1,504	67,595
LOTTE Himart Company, Ltd. (A)	1,006	9,768
Lotte Non-Life Insurance Company, Ltd. (A)	5,459	6,108
Lotte Shopping Company, Ltd. (A)	881	63,484
LS Corp. (A)	1,347	74,376
LS Electric Company, Ltd. (A)	983	43,959
LX Hausys, Ltd. (A)	659	16,443

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
LX Holdings Corp. (A)	2,952	$19,773
LX International Corp. (A)	2,902	78,180
Meritz Securities Company, Ltd. (A)	29,781	148,316
Mirae Asset Life Insurance Company, Ltd. (A)	8,582	19,669
Mirae Asset Securities Company, Ltd. (A)	22,352	107,994
MK Electron Company, Ltd. (A)	1,860	16,561
Motonic Corp. (A)	2,259	14,330
Muhak Company, Ltd. (A)	2,080	8,152
Namyang Dairy Products Company, Ltd. (A)	58	22,479
Netmarble Corp. (A)(B)	1,718	82,646
Nexen Corp. (A)	3,733	12,110
Nexen Tire Corp. (A)	6,465	31,246
NH Investment & Securities Company, Ltd. (A)	12,340	85,881
NHN Corp. (A)	1,882	37,158
Nice Information & Telecommunication, Inc. (A)	705	14,866
Nong Shim Holdings Company, Ltd. (A)	402	21,179
NongShim Company, Ltd. (A)	255	72,018
OCI Company, Ltd.	1,606	103,384
Orion Holdings Corp. (A)	2,756	33,482
Ottogi Corp. (A)	49	18,514
Paik Kwang Industrial Company, Ltd.	4,235	14,547
Pan Ocean Company, Ltd. (A)	26,446	120,569
Partron Company, Ltd.	3,579	22,920
PHA Company, Ltd. (A)	2,626	14,657
Poongsan Corp. (A)	2,423	64,757
Poongsan Holdings Corp. (A)	1,129	25,297
POSCO Holdings, Inc.	6,186	1,353,818
Posco International Corp. (A)	4,844	86,942
Protec Company, Ltd. (A)	600	10,067
RFTech Company, Ltd. (A)	4,033	17,147
Sam Young Electronics Company, Ltd. (A)	938	6,911
Samho Development Company, Ltd. (A)	4,213	12,777
SAMPYO Cement Company, Ltd. (A)	4,134	10,986
Samsung C&T Corp. (A)	3,804	342,707
Samsung Card Company, Ltd. (A)	2,454	57,420
Samsung Electronics Company, Ltd.	37,990	1,667,504
Samsung Fire & Marine Insurance Company, Ltd. (A)	2,900	458,896
Samsung Life Insurance Company, Ltd. (A)	4,666	262,020
Samsung Securities Company, Ltd. (A)	4,810	120,048
Samyang Corp. (A)	258	7,913
Samyang Holdings Corp. (A)	535	29,148
Sangsangin Company, Ltd.	3,653	17,762
Seah Besteel Holdings Corp. (A)	1,017	13,155
Sebang Company, Ltd. (A)	1,153	27,206
Sebang Global Battery Company, Ltd. (A)	601	20,234
Sejong Industrial Company, Ltd. (A)	1,547	6,746
Sejong Telecom, Inc.	19,734	10,110
Seohee Construction Company, Ltd.	13,592	12,197
Seoul Semiconductor Company, Ltd. (A)	3,322	26,633
Seoyon Company, Ltd. (A)	2,508	13,785
SGC Energy Company, Ltd. (A)	744	18,270
SGC eTec E&C Company, Ltd. (A)	231	5,227
Shindaeyang Paper Company, Ltd. (A)	267	18,197
Shinhan Financial Group Company, Ltd.	2,494	69,432
Shinhan Financial Group Company, Ltd., ADR	32,928	919,679
Shinsegae Engineering & Construction Company, Ltd.	621	8,175
Shinsegae Food Company, Ltd.	268	10,215
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Shinsegae, Inc.	668	$116,785
Shinyoung Securities Company, Ltd.	580	26,184
SIMMTECH HOLDINGS Company, Ltd.	3,917	8,834
SK Chemicals Company, Ltd.	288	16,725
SK Discovery Company, Ltd.	1,496	35,817
SK Gas, Ltd.	304	27,894
SK Hynix, Inc.	43,190	2,576,890
SK Innovation Company, Ltd. (A)	4,401	537,656
SK Networks Company, Ltd. (A)	16,268	50,055
SK Securities Company, Ltd. (A)	27,076	13,234
SK, Inc.	2,806	420,933
SNT Holdings Company, Ltd.	1,460	18,185
SNT Motiv Company, Ltd.	882	29,329
Songwon Industrial Company, Ltd. (A)	1,547	21,107
Spigen Korea Company, Ltd.	525	13,752
Sungshin Cement Company, Ltd. (A)	2,022	15,304
Sungwoo Hitech Company, Ltd. (A)	2,984	11,086
Sunjin Company, Ltd. (A)	2,276	16,794
Taekwang Industrial Company, Ltd. (A)	48	28,340
Taeyoung Engineering & Construction Company, Ltd. (A)	2,234	7,146
Tongyang Life Insurance Company, Ltd. (A)	7,644	29,377
Toptec Company, Ltd. (A)	2,535	13,096
Tovis Company, Ltd.	1,305	9,800
TS Corp. (A)	12,730	25,819
TY Holdings Company, Ltd. (A)	2,153	17,965
Uju Electronics Company, Ltd. (A)	672	7,236
Unid Btplus Company, Ltd. (A)	637	4,232
Unid Company, Ltd.	406	26,188
Uniquest Corp. (A)	1,636	10,711
WiSoL Company, Ltd.	2,256	11,960
Wonik Holdings Company, Ltd. (A)	5,948	16,040
Wonik Materials Company, Ltd. (A)	880	19,838
Woori Financial Group, Inc.	41,842	382,241
Young Poong Corp. (A)	51	24,460
Youngone Corp. (A)	2,509	93,644
Youngone Holdings Company, Ltd. (A)	920	44,682
Yuanta Securities Korea Company, Ltd. (A)	11,703	22,260
		24,508,221
Taiwan - 15.8%
Abico Avy Company, Ltd. (A)	24,990	16,573
AcBel Polytech, Inc.	38,000	36,791
Acer, Inc.	256,452	195,810
ACES Electronic Company, Ltd.	19,323	20,007
Acter Group Corp., Ltd.	8,000	26,374
Advanced International Multitech Company, Ltd.	13,000	40,087
AGV Products Corp.	11,716	4,070
Altek Corp.	16,000	17,146
AmTRAN Technology Company, Ltd.	52,255	16,962
Apacer Technology, Inc.	11,000	14,810
APCB, Inc.	37,000	19,729
Apex International Company, Ltd.	7,000	12,116
Arcadyan Technology Corp.	8,000	24,836
Ardentec Corp.	45,000	72,462
Argosy Research, Inc.	7,000	18,169
ASE Technology Holding Company, Ltd.	256,000	777,825
Asia Cement Corp.	137,805	183,556
Asia Optical Company, Inc.	14,000	27,487
Asia Polymer Corp.	50,607	46,268
Asia Tech Image, Inc.	12,000	22,222
Asustek Computer, Inc.	58,000	505,597
Audix Corp.	21,000	34,966
AUO Corp.	411,200	199,759

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
AVerMedia Technologies, Inc.	19,000	$13,644
Bank of Kaohsiung Company, Ltd.	82,204	33,270
Basso Industry Corp.	8,000	10,652
BenQ Materials Corp.	13,000	13,438
BES Engineering Corp.	163,700	43,310
Bizlink Holding, Inc.	2,000	15,357
Brighton-Best International Taiwan, Inc.	19,000	23,408
Capital Securities Corp.	183,403	64,570
Career Technology MFG. Company, Ltd. (A)	34,200	26,170
Catcher Technology Company, Ltd.	43,000	236,152
Cathay Financial Holding Company, Ltd.	693,775	900,830
Cathay Real Estate Development Company, Ltd.	46,400	23,019
Celxpert Energy Corp.	12,000	12,866
Central Reinsurance Company, Ltd.	40,464	22,368
Chang Hwa Commercial Bank, Ltd.	296,580	165,249
Channel Well Technology Company, Ltd.	16,000	14,652
CHC Healthcare Group	21,000	29,737
Chen Full International Company, Ltd. (A)	15,000	18,409
Chenbro Micom Company, Ltd.	10,000	23,492
Cheng Loong Corp.	68,320	60,715
Cheng Mei Materials Technology Corp. (A)	46,000	14,716
Cheng Shin Rubber Industry Company, Ltd.	132,000	145,282
Cheng Uei Precision Industry Company, Ltd.	37,629	45,102
Chia Hsin Cement Corp.	15,000	8,476
Chicony Electronics Company, Ltd.	28,000	78,418
China Airlines, Ltd.	264,910	163,139
China Bills Finance Corp.	95,000	44,813
China Chemical & Pharmaceutical Company, Ltd.	34,000	36,750
China Development Financial Holding Corp.	1,167,535	477,795
China Man-Made Fiber Corp. (A)	178,414	49,914
China Metal Products Company, Ltd.	42,513	39,648
China Motor Corp.	30,250	50,632
China Petrochemical Development Corp.	309,245	99,124
China Steel Corp.	1,045,180	1,012,766
Chin-Poon Industrial Company, Ltd.	43,571	40,668
Chipbond Technology Corp.	70,000	130,506
ChipMOS Technologies, Inc.	66,938	72,775
Chong Hong Construction Company, Ltd.	19,000	45,591
Chun Yuan Steel Industry Company, Ltd.	50,874	26,338
Chung-Hsin Electric & Machinery Manufacturing Corp.	46,500	101,469
CMC Magnetics Corp. (A)	68,121	16,003
Compal Electronics, Inc.	325,000	243,431
Compeq Manufacturing Company, Ltd.	77,000	111,085
Concord Securities Company, Ltd.	26,000	8,182
Continental Holdings Corp.	49,050	44,606
Coretronic Corp.	40,000	73,897
Co-Tech Development Corp.	3,000	4,874
CTBC Financial Holding Company, Ltd.	1,395,348	1,001,280
DA CIN Construction Company, Ltd.	20,000	19,599
Da-Li Development Company, Ltd.	17,000	16,359
Darfon Electronics Corp.	16,000	19,612
Darwin Precisions Corp. (A)	37,000	10,577
Depo Auto Parts Industrial Company, Ltd.	12,000	27,929
D-Link Corp. (A)	50,600	24,351
Dyaco International, Inc.	5,000	6,606
Dynamic Holding Company, Ltd.	35,584	18,723
Dynapack International Technology Corp.	10,000	23,737
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
E.Sun Financial Holding Company, Ltd.	47,825	$37,345
Edom Technology Company, Ltd.	18,400	16,053
Elite Advanced Laser Corp.	7,000	8,351
Elite Semiconductor Microelectronics Technology, Inc.	27,000	56,805
Elitegroup Computer Systems Company, Ltd. (A)	42,104	28,168
Ennostar, Inc.	31,656	45,920
EnTie Commercial Bank Company, Ltd.	58,000	27,817
Eternal Materials Company, Ltd.	11,400	11,552
Eva Airways Corp.	218,725	199,464
Everest Textile Company, Ltd. (A)	64,835	14,947
Evergreen International Storage & Transport Corp.	44,600	40,168
Evergreen Marine Corp. Taiwan, Ltd.	62,662	331,182
Everlight Chemical Industrial Corp.	49,250	29,573
Everlight Electronics Company, Ltd.	46,000	55,222
Excelsior Medical Company, Ltd.	17,401	38,248
Far Eastern Department Stores, Ltd.	77,720	54,375
Far Eastern International Bank	253,756	90,644
Far Eastern New Century Corp.	252,249	261,405
Farglory Land Development Company, Ltd.	28,530	52,718
Feng Hsin Steel Company, Ltd.	8,000	16,529
First Financial Holding Company, Ltd.	625,314	538,593
First Steamship Company, Ltd. (A)	84,809	24,090
Fitipower Integrated Technology, Inc.	8,000	29,933
Fittech Company, Ltd.	9,000	25,683
FLEXium Interconnect, Inc. (A)	27,000	85,747
Formosa Advanced Technologies Company, Ltd.	25,000	31,136
Formosa Chemicals & Fibre Corp.	184,000	421,418
Formosa Laboratories, Inc.	9,543	22,806
Formosa Petrochemical Corp.	4,000	10,441
Formosa Plastics Corp.	188,000	530,164
Formosa Taffeta Company, Ltd.	67,000	58,261
Formosan Rubber Group, Inc.	33,020	23,333
Formosan Union Chemical	48,812	35,246
Foxconn Technology Company, Ltd.	64,626	108,887
FSP Technology, Inc.	10,000	12,362
Fubon Financial Holding Company, Ltd.	624,805	1,142,787
Fulgent Sun International Holding Company, Ltd.	11,000	54,222
Fulltech Fiber Glass Corp.	46,349	17,549
G Shank Enterprise Company, Ltd.	15,535	22,566
Gamania Digital Entertainment Company, Ltd.	9,000	20,445
Gemtek Technology Corp.	32,000	28,407
General Interface Solution Holding, Ltd.	29,000	82,853
Getac Holdings Corp.	14,000	20,064
Giantplus Technology Company, Ltd. (A)	31,000	12,270
Gigabyte Technology Company, Ltd.	31,000	106,993
Global Brands Manufacture, Ltd.	37,541	33,548
Global Lighting Technologies, Inc.	6,000	10,701
Global PMX Company, Ltd.	3,000	14,494
Globe Union Industrial Corp. (A)	51,750	22,297
Gloria Material Technology Corp.	39,684	47,927
Goldsun Building Materials Company, Ltd.	93,540	76,680
Gourmet Master Company, Ltd.	6,000	29,518
Grand Pacific Petrochemical	77,000	47,134
Great China Metal Industry	33,000	26,122
Great Wall Enterprise Company, Ltd.	15,724	23,291
Greatek Electronics, Inc.	12,000	18,686
Hannstar Board Corp.	39,750	40,803
HannStar Display Corp.	112,842	40,860

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
HannsTouch Solution, Inc.	64,000	$18,878
Hey Song Corp.	40,000	42,450
Highwealth Construction Corp.	49,507	64,840
Ho Tung Chemical Corp.	88,399	25,119
Holy Stone Enterprise Company, Ltd.	10,000	29,557
Hon Hai Precision Industry Company, Ltd.	658,448	2,134,183
Hong Pu Real Estate Development Company, Ltd. (A)	27,000	19,744
Hong TAI Electric Industrial	20,000	10,542
Horizon Securities Company, Ltd.	19,080	5,437
Hsin Kuang Steel Company, Ltd.	9,000	12,529
Hsing TA Cement Company, Ltd.	38,000	19,325
Hua Nan Financial Holdings Company, Ltd.	476,096	347,388
Hung Ching Development & Construction Company, Ltd.	14,000	9,415
Hung Sheng Construction, Ltd.	42,240	31,107
IBF Financial Holdings Company, Ltd.	268,707	98,583
Ichia Technologies, Inc.	25,000	14,767
IEI Integration Corp.	12,000	27,564
Innolux Corp.	595,092	213,899
Inpaq Technology Company, Ltd.	12,000	20,184
Integrated Service Technology, Inc.	9,000	20,503
International CSRC Investment Holdings Company	81,383	51,421
Inventec Corp.	158,000	134,843
Iron Force Industrial Company, Ltd.	6,000	14,152
ITEQ Corp.	11,000	25,866
Jarllytec Company, Ltd.	9,000	17,716
Jess-Link Products Company, Ltd.	13,000	16,904
Kaimei Electronic Corp.	10,640	18,451
Kedge Construction Company, Ltd.	6,600	11,034
Kenda Rubber Industrial Company, Ltd.	39,520	38,934
Kindom Development Company, Ltd.	24,000	22,744
King Yuan Electronics Company, Ltd.	122,796	144,211
King's Town Bank Company, Ltd.	83,000	91,480
King's Town Construction Company, Ltd. (A)	7,300	7,632
Kinko Optical Company, Ltd. (A)	15,758	12,464
Kinpo Electronics, Inc.	108,269	47,413
Kinsus Interconnect Technology Corp.	22,000	74,383
KS Terminals, Inc.	9,000	20,509
Kuo Toong International Company, Ltd.	18,248	12,634
Kuo Yang Construction Company, Ltd. (A)	12,000	6,999
L&K Engineering Company, Ltd.	17,000	20,756
Largan Precision Company, Ltd.	6,000	396,597
Lealea Enterprise Company, Ltd.	90,124	29,871
Lelon Electronics Corp.	8,000	13,914
Li Peng Enterprise Company, Ltd. (A)	62,000	15,439
Lida Holdings, Ltd.	4,640	4,507
Lien Hwa Industrial Holdings Corp.	45,045	73,321
Lingsen Precision Industries, Ltd.	49,481	20,760
Lite-On Technology Corp.	164,000	338,933
Longchen Paper & Packaging Company, Ltd.	66,189	35,142
Lumax International Corp., Ltd.	3,600	8,069
Lung Yen Life Service Corp.	9,000	11,428
Macauto Industrial Company, Ltd.	8,000	16,937
Macronix International Company, Ltd.	129,000	141,247
Mega Financial Holding Company, Ltd.	451,158	444,448
Mercuries & Associates Holding, Ltd.	48,293	23,778
Mercuries Life Insurance Company, Ltd. (A)	79,459	14,289
Mitac Holdings Corp.	58,316	55,845
MOSA Industrial Corp.	9,000	7,100
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
MPI Corp.	11,000	$40,123
Namchow Holdings Company, Ltd.	9,000	13,319
Nan Ya Plastics Corp.	334,000	770,275
Nantex Industry Company, Ltd.	9,000	10,822
Nanya Technology Corp.	106,000	176,030
Nichidenbo Corp.	14,000	23,911
Nishoku Technology, Inc.	7,800	23,132
O-Bank Company, Ltd.	52,538	14,322
Orient Semiconductor Electronics, Ltd.	26,000	14,801
Oriental Union Chemical Corp.	28,000	16,915
Pacific Construction Company	38,289	11,299
Paiho Shih Holdings Corp.	11,000	9,484
Pan-International Industrial Corp.	44,481	53,787
PChome Online, Inc.	6,000	10,364
Pegatron Corp.	162,660	335,617
Phison Electronics Corp.	12,000	122,544
Pixart Imaging, Inc.	10,000	31,301
Pou Chen Corp.	137,348	152,662
Powerchip Semiconductor Manufacturing Corp.	207,000	213,548
Powertech Technology, Inc.	39,000	100,145
President Securities Corp.	99,549	50,583
Primax Electronics, Ltd.	26,000	46,850
Prince Housing & Development Corp.	142,555	48,687
Prodisc Technology, Inc. (A)(C)	762,000	0
Promate Electronic Company, Ltd.	8,000	9,860
Prosperity Dielectrics Company, Ltd.	6,000	6,643
Qisda Corp.	134,280	122,669
Quanta Computer, Inc.	201,000	471,373
Quanta Storage, Inc.	23,000	30,006
Radiant Opto-Electronics Corp.	34,000	115,802
Radium Life Tech Company, Ltd.	102,621	30,421
Rechi Precision Company, Ltd.	20,000	10,450
Rexon Industrial Corp, Ltd.	13,000	12,598
Ritek Corp. (A)	57,799	14,257
Roo Hsing Company, Ltd. (A)(C)	67,000	6,365
Ruentex Development Company, Ltd.	32,320	45,469
Ruentex Industries, Ltd.	39,424	83,170
Sampo Corp.	43,470	37,420
San Far Property, Ltd.	28,964	11,486
Sanyang Motor Company, Ltd.	48,000	52,774
Sercomm Corp.	22,000	54,402
Sesoda Corp.	13,064	17,003
Shan-Loong Transportation Company, Ltd.	23,000	23,866
Sheng Yu Steel Company, Ltd.	22,000	17,516
ShenMao Technology, Inc.	8,000	10,287
Shih Wei Navigation Company, Ltd.	26,332	21,401
Shihlin Electric & Engineering Corp.	21,000	41,245
Shin Kong Financial Holding Company, Ltd.	870,344	248,094
Shin Zu Shing Company, Ltd.	8,000	21,193
Shining Building Business Company, Ltd. (A)	55,118	16,706
Shinkong Insurance Company, Ltd.	27,000	42,920
Shinkong Synthetic Fibers Corp.	132,239	75,460
Shuttle, Inc. (A)	25,000	9,392
Sigurd Microelectronics Corp.	47,773	75,313
Simplo Technology Company, Ltd.	8,000	74,060
Sincere Navigation Corp.	24,000	15,553
Sinher Technology, Inc.	8,000	9,552
Sinon Corp.	25,650	30,369
SinoPac Financial Holdings Company, Ltd.	671,000	364,990
Sirtec International Company, Ltd.	23,800	15,995
Siward Crystal Technology Company, Ltd.	20,000	21,913
Soft-World International Corp.	4,000	10,373

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Sunonwealth Electric Machine Industry Company, Ltd.	18,000	$24,935
Sunrex Technology Corp.	11,678	14,402
Supreme Electronics Company, Ltd.	13,268	15,440
Syncmold Enterprise Corp.	6,000	11,513
SYNergy ScienTech Corp. (A)	10,000	7,102
Synnex Technology International Corp.	87,000	167,159
Systex Corp.	6,000	13,550
TA Chen Stainless Pipe	100,483	138,364
Ta Ya Electric Wire & Cable	62,422	41,097
TA-I Technology Company, Ltd.	8,000	11,008
Taichung Commercial Bank Company, Ltd.	267,982	111,447
TaiDoc Technology Corp.	4,000	24,043
Taiflex Scientific Company, Ltd.	24,100	32,214
Tainan Spinning Company, Ltd.	135,638	73,949
Taishin Financial Holding Company, Ltd.	748,047	366,912
Taita Chemical Company, Ltd.	27,818	20,230
TAI-TECH Advanced Electronics Company, Ltd.	5,000	13,145
Taiwan Business Bank	413,545	173,826
Taiwan Cement Corp.	363,325	397,175
Taiwan Chinsan Electronic Industrial Company, Ltd.	14,852	17,093
Taiwan Cooperative Financial Holding Company, Ltd.	493,307	416,808
Taiwan Fertilizer Company, Ltd.	52,000	90,437
Taiwan Fire & Marine Insurance Company, Ltd.	41,000	27,279
Taiwan FU Hsing Industrial Company, Ltd.	21,000	28,002
Taiwan Glass Industry Corp.	80,319	55,429
Taiwan Hon Chuan Enterprise Company, Ltd.	29,000	81,889
Taiwan Kolin Company, Ltd. (A)(C)	327,000	0
Taiwan Navigation Company, Ltd.	19,000	16,606
Taiwan Paiho, Ltd.	14,000	25,819
Taiwan PCB Techvest Company, Ltd.	36,000	42,375
Taiwan Shin Kong Security Company, Ltd.	8,000	10,174
Taiwan Styrene Monomer	38,000	16,670
Taiwan Surface Mounting Technology Corp.	26,225	75,536
Taiwan Union Technology Corp.	14,000	23,362
Taiyen Biotech Company, Ltd.	26,137	27,580
Tatung Company, Ltd. (A)	94,000	105,307
TBI Motion Technology Company, Ltd.	12,000	14,217
TCI Company, Ltd.	3,000	16,646
Teco Electric & Machinery Company, Ltd.	109,000	97,514
Test Research, Inc.	13,000	26,853
The Ambassador Hotel (A)	29,000	30,753
The Shanghai Commercial & Savings Bank, Ltd.	143,823	206,020
Thinking Electronic Industrial Company, Ltd.	4,000	16,101
Thye Ming Industrial Company, Ltd.	24,800	30,428
Ton Yi Industrial Corp.	97,000	53,733
Tong Hsing Electronic Industries, Ltd.	7,200	44,509
Tong Yang Industry Company, Ltd.	40,627	56,706
Tong-Tai Machine & Tool Company, Ltd.	26,588	12,053
TOPBI International Holdings, Ltd. (A)	8,077	4,492
Topkey Corp.	6,000	35,660
Topoint Technology Company, Ltd.	29,190	29,119
TPK Holding Company, Ltd.	41,000	39,211
Transcend Information, Inc.	9,000	19,299
Tripod Technology Corp.	20,000	61,024
Tsann Kuen Enterprise Company, Ltd.	4,911	7,061
TSRC Corp.	28,000	24,610
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Tung Ho Steel Enterprise Corp.	61,640	$105,551
TURVO International Company, Ltd.	4,000	13,103
TXC Corp.	27,000	72,382
TYC Brother Industrial Company, Ltd.	15,511	13,986
Tycoons Group Enterprise (A)	38,000	10,275
Tyntek Corp.	36,000	19,391
U-Ming Marine Transport Corp.	38,000	59,907
Union Bank of Taiwan	147,539	76,816
Unitech Printed Circuit Board Corp. (A)	78,985	44,189
United Microelectronics Corp. (A)	790,794	1,039,012
Universal Cement Corp.	27,483	19,826
Unizyx Holding Corp.	30,540	34,646
UPC Technology Corp.	89,751	39,597
USI Corp.	80,996	58,115
Wah Lee Industrial Corp.	20,520	55,749
Walsin Lihwa Corp.	192,589	295,505
Walsin Technology Corp.	25,000	63,942
Walton Advanced Engineering, Inc.	39,584	14,578
Wan Hai Lines, Ltd.	58,800	152,825
Wei Chuan Foods Corp.	33,000	20,427
Weikeng Industrial Company, Ltd.	25,000	21,353
Well Shin Technology Company, Ltd.	15,000	24,110
Winbond Electronics Corp.	316,793	201,174
Wintek Corp. (A)(C)	543,000	0
Wisdom Marine Lines Company, Ltd.	36,343	72,377
Wistron Corp.	270,291	258,144
WPG Holdings, Ltd.	149,400	233,294
WT Microelectronics Company, Ltd.	45,174	89,674
Xxentria Technology Materials Corp.	8,000	15,380
Yageo Corp.	18,946	276,131
Yang Ming Marine Transport Corp.	152,000	322,884
YC INOX Company, Ltd.	40,104	37,699
Yea Shin International Development Company, Ltd.	22,761	16,393
Yem Chio Company, Ltd.	42,717	19,983
Yeong Guan Energy Technology Group Company, Ltd.	13,553	25,060
YFY, Inc.	132,202	104,985
Yieh Phui Enterprise Company, Ltd.	72,343	37,535
Youngtek Electronics Corp.	17,000	31,516
Yuanta Financial Holding Company, Ltd.	708,532	499,324
Yulon Motor Company, Ltd.	56,470	113,699
YungShin Global Holding Corp.	8,000	11,970
Zeng Hsing Industrial Company, Ltd.	4,297	16,618
Zenitron Corp.	28,000	26,325
Zhen Ding Technology Holding, Ltd.	44,000	149,671
Zig Sheng Industrial Company, Ltd.	38,908	13,068
		32,303,653
Thailand - 2.3%
AAPICO Hitech PCL	35,352	30,364
AP Thailand PCL	223,670	74,853
Bangchak Corp. PCL	91,600	83,187
Bangkok Bank PCL	43,000	183,554
Bangkok Bank PCL, NVDR	14,500	61,896
Bangkok Insurance PCL	3,050	24,571
Bangkok Land PCL	1,059,200	31,801
Bangkok Life Assurance PCL, NVDR	18,200	15,121
Bangkok Ranch PCL (A)	92,300	7,833
Banpu PCL	535,067	211,509
Berli Jucker PCL	86,900	88,451
Cal-Comp Electronics Thailand PCL	134,116	8,991
Charoen Pokphand Foods PCL	377,100	269,614
Esso Thailand PCL	83,900	30,520
GFPT PCL	43,900	16,233
Indorama Ventures PCL	130,000	152,633

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
IRPC PCL	943,100	$82,142
Italian-Thai Development PCL (A)	477,400	26,313
Kasikornbank PCL, NVDR	34,100	144,968
Khon Kaen Sugar Industry PCL	192,600	20,584
Kiatnakin Phatra Bank PCL	19,400	41,270
Krung Thai Bank PCL	207,700	105,994
LPN Development PCL	52,900	7,056
Millcon Steel PCL	167,887	3,780
Polyplex Thailand PCL	14,000	10,201
Precious Shipping PCL	66,500	30,844
Pruksa Holding PCL	78,800	29,968
PTT Exploration & Production PCL	86,800	442,039
PTT Global Chemical PCL	133,900	182,318
PTT PCL	861,000	826,205
Quality Houses PCL	377,100	25,047
Regional Container Lines PCL	30,000	26,592
Rojana Industrial Park PCL	113,100	20,422
Saha-Union PCL	16,100	13,586
Sansiri PCL	1,026,866	52,123
SC Asset Corp. PCL	238,196	29,027
SCB X PCL	42,400	130,796
Siam City Cement PCL	4,900	21,716
Siamgas & Petrochemicals PCL	78,400	22,529
Sino-Thai Engineering & Construction PCL	30,500	11,956
Somboon Advance Technology PCL	51,300	31,094
SPCG PCL	58,900	24,632
Sri Trang Agro-Industry PCL	49,100	29,902
Srithai Superware PCL	283,000	12,986
Star Petroleum Refining PCL	100,000	30,827
STP & I PCL (A)	21,600	2,592
Supalai PCL	151,900	106,566
Super Energy Corp. PCL	743,000	14,154
Syntec Construction PCL	156,500	8,039
Thai Oil PCL	92,873	150,542
Thai Stanley Electric PCL	700	3,746
Thai Union Group PCL	225,600	110,050
Thanachart Capital PCL	37,300	45,780
The Lanna Resources PCL	44,200	22,568
The Siam Cement PCL	33,600	331,579
Thitikorn PCL	100	24
Thoresen Thai Agencies PCL	75,500	17,841
TMBThanachart Bank PCL	1,347,695	54,806
TPI Polene PCL	559,900	29,417
TPI Polene Power PCL	283,200	27,786
True Corp. PCL	677,300	94,598
Univentures PCL	51,700	4,388
		4,752,524
Turkey - 1.0%
Akbank TAS	273,631	285,912
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,921	53,989
Dogan Sirketler Grubu Holding AS	52,374	29,558
Eczacibasi Yatirim Holding Ortakligi AS	1	5
Enka Insaat ve Sanayi AS	76,018	135,308
Eregli Demir ve Celik Fabrikalari TAS	76,335	167,737
Goldas Kuyumculuk Sanayi Ithalat Ve Bagli Ortakliklari (A)(C)	54,846	277
Gozde Girisim Sermayesi Yatirim Ortakligi AS (A)	28,775	32,378
GSD Holding AS	173,611	38,831
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A	14,485	13,997
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	25,436	24,429
KOC Holding AS	34,979	156,928
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Turkey (continued)
Sekerbank Turk AS (A)	178,589	$29,248
TAV Havalimanlari Holding AS (A)	11,684	58,701
Turk Hava Yollari AO (A)	43,966	331,192
Turkiye Halk Bankasi AS (A)	56,201	39,904
Turkiye Is Bankasi AS, Class C	209,300	143,270
Turkiye Sinai Kalkinma Bankasi AS (A)	141,027	32,934
Turkiye Sise ve Cam Fabrikalari AS	55,383	126,655
Turkiye Vakiflar Bankasi TAO, Class D (A)	91,535	58,008
Uzel Makina Sanayii AS (A)(C)	22,930	0
Vestel Elektronik Sanayi ve Ticaret AS (A)	6,172	23,469
Yapi ve Kredi Bankasi AS	254,969	161,747
		1,944,477
Ukraine - 0.0%
Kernel Holding SA	362	1,457
United Arab Emirates - 1.1%
Abu Dhabi Commercial Bank PJSC	193,198	472,816
Agthia Group PJSC	33,488	36,324
Air Arabia PJSC	120,041	70,217
Ajman Bank PJSC (A)	110,663	35,597
Aldar Properties PJSC	274,565	329,911
Amanat Holdings PJSC	77,820	17,953
Amlak Finance PJSC (A)	70,121	11,824
Dana Gas PJSC	313,959	78,519
Deyaar Development PJSC (A)	187,028	25,745
Dubai Investments PJSC	195,034	115,122
Emaar Development PJSC (A)	95,957	115,247
Emaar Properties PJSC	322,670	513,345
Emirates NBD Bank PJSC	119,740	421,741
Eshraq Investments PJSC (A)	138,023	18,385
Islamic Arab Insurance Company	58,609	8,469
RAK Properties PJSC (A)	77,735	14,408
Ras Al Khaimah Ceramics	24,868	19,174
SHUAA Capital PSC (A)	76,875	8,861
		2,313,658
United States - 0.0%
Nexteer Automotive Group, Ltd.	95,000	61,936
TOTAL COMMON STOCKS (Cost $222,737,468)		$198,544,241
PREFERRED SECURITIES - 1.8%
Brazil - 1.8%
Banco ABC Brasil SA	9,841	36,677
Banco Bradesco SA	251,187	716,508
Banco do Estado do Rio Grande do Sul SA, B Shares	22,600	41,550
Eucatex SA Industria e Comercio	4,200	6,742
Gerdau SA	77,776	427,516
Marcopolo SA	55,200	29,616
Petroleo Brasileiro SA	473,639	2,197,533
Randon SA Implementos e Participacoes	21,672	33,595
Usinas Siderurgicas de Minas Gerais SA, A Shares	40,910	54,859
		3,544,596
Colombia - 0.0%
Grupo Argos SA	23,975	31,273
Grupo de Inversiones Suramericana SA	9,424	25,541
		56,814
Philippines - 0.0%
Cebu Air, Inc., 6.000%	15,189	10,525
Taiwan - 0.0%
China Development Financial Holding Corp.	42,273	10,644
TOTAL PREFERRED SECURITIES (Cost $4,492,770)		$3,622,579

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
RIGHTS - 0.0%
Bank Tabungan Negara Persero Tbk PT (Expiration Date: 1-6-23; Strike Price: IDR 1,200.00) (A)	122,413	$1,124
Hanwha Solutions Corp. (Expiration Date: 1-10-23; Strike Price: KRW 28,350.00) (A)	35	26
Lotte Chemical Corp. (Expiration Date: 1-23-23; Strike Price: KRW 143,000.00) (A)	202	5,671
Thai Union Group PCL (Expiration Date: 1-5-23; Strike Price: THB 32.00) (A)(C)	4,938	0
TOTAL RIGHTS (Cost $0)		$6,821
WARRANTS - 0.0%
Bangkok Ranch PCL (Expiration Date: 9-1-26; Strike Price: THB 5.00) (A)	46,150	426
Yinson Holdings BHD (Expiration Date: 6-21-25; Strike Price: MYR 2.29) (A)	9,085	949
TOTAL WARRANTS (Cost $0)		$1,375
Total Investments (Emerging Markets Value Trust) (Cost $227,230,238) - 98.8%		$202,175,016
Other assets and liabilities, net - 1.2%		2,474,437
TOTAL NET ASSETS - 100.0%		$204,649,453
Emerging Markets Value Trust (continued)
Currency Abbreviations
IDR	Indonesian Rupiah
KRW	Korean Won
MYR	Malaysian Ringgit
THB	Thai Bhat
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI Emerging Markets Index Futures	23	Long	Mar 2023	$1,112,078	$1,103,080	$(8,998)
S&P 500 E-Mini Index Futures	1	Long	Mar 2023	198,414	193,050	(5,364)
						$(14,362)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Equity Income Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.8%
Communication services – 5.1%
Diversified telecommunication services – 0.8%
AT&T, Inc.	120,337	$2,215,404
Verizon Communications, Inc.	222,072	8,749,637
		10,965,041
Entertainment – 1.2%
The Walt Disney Company (A)	175,526	15,249,699
Warner Brothers Discovery, Inc. (A)	47,642	451,646
		15,701,345
Interactive media and services – 0.5%
Meta Platforms, Inc., Class A (A)	56,700	6,823,278
Media – 2.6%
Comcast Corp., Class A	375,518	13,131,864
Fox Corp., Class B	27,914	794,153
News Corp., Class A	1,172,237	21,334,713
Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Paramount Global, Class B (B)	51,500	$869,320
		36,130,050
		69,619,714
Consumer discretionary – 4.3%
Automobiles – 1.0%
Volkswagen AG, ADR	1,087,319	13,461,009
Hotels, restaurants and leisure – 1.0%
Las Vegas Sands Corp. (A)	283,762	13,640,439
Leisure products – 0.6%
Mattel, Inc. (A)	499,197	8,905,674
Multiline retail – 0.5%
Kohl's Corp.	244,371	6,170,368
Specialty retail – 1.2%
Best Buy Company, Inc.	72,900	5,847,309

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
The TJX Companies, Inc.	141,692	$11,278,683
		17,125,992
		59,303,482
Consumer staples – 7.0%
Beverages – 0.2%
Constellation Brands, Inc., Class A	11,900	2,757,825
Food and staples retailing – 0.9%
Walmart, Inc.	89,207	12,648,661
Food products – 2.6%
Conagra Brands, Inc.	571,312	22,109,774
Mondelez International, Inc., Class A	29,265	1,950,512
Tyson Foods, Inc., Class A	187,142	11,649,590
		35,709,876
Household products – 1.6%
Kimberly-Clark Corp.	156,813	21,287,365
Tobacco – 1.7%
Philip Morris International, Inc.	235,354	23,820,178
		96,223,905
Energy – 8.6%
Oil, gas and consumable fuels – 8.6%
Chevron Corp.	24,527	4,402,351
Enbridge, Inc.	91,000	3,558,100
EOG Resources, Inc.	118,771	15,383,220
Exxon Mobil Corp.	194,220	21,422,466
Hess Corp.	85,930	12,186,593
Targa Resources Corp.	11,246	826,581
TC Energy Corp. (B)	390,371	15,560,188
The Williams Companies, Inc.	33,800	1,112,020
TotalEnergies SE (B)	539,956	33,894,731
TotalEnergies SE, ADR	160,573	9,968,372
		118,314,622
Financials – 21.0%
Banks – 7.8%
Bank of America Corp.	228,486	7,567,456
Citigroup, Inc.	157,000	7,101,110
Fifth Third Bancorp	428,350	14,054,164
Huntington Bancshares, Inc.	1,282,556	18,084,040
JPMorgan Chase & Co.	74,782	10,028,266
The PNC Financial Services Group, Inc.	16,706	2,638,546
U.S. Bancorp	144,900	6,319,089
Wells Fargo & Company	1,010,985	41,743,574
		107,536,245
Capital markets – 3.4%
Franklin Resources, Inc.	50,305	1,327,046
Morgan Stanley	118,945	10,112,704
Raymond James Financial, Inc.	10,146	1,084,100
State Street Corp.	105,821	8,208,535
The Carlyle Group, Inc.	82,800	2,470,752
The Charles Schwab Corp.	85,515	7,119,979
The Goldman Sachs Group, Inc.	48,135	16,528,596
		46,851,712
Diversified financial services – 1.8%
Apollo Global Management, Inc.	47,800	3,049,162
Equitable Holdings, Inc.	751,596	21,570,805
		24,619,967
Insurance – 8.0%
American International Group, Inc.	540,580	34,186,279
Chubb, Ltd.	123,281	27,195,789
Loews Corp.	237,946	13,879,390
MetLife, Inc.	295,457	21,382,223
Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
The Hartford Financial Services Group, Inc.	173,723	$13,173,415
		109,817,096
		288,825,020
Health care – 17.3%
Biotechnology – 1.8%
AbbVie, Inc.	126,909	20,509,763
Biogen, Inc. (A)	15,139	4,192,292
		24,702,055
Health care equipment and supplies – 3.6%
Becton, Dickinson and Company	87,365	22,216,920
Medtronic PLC	156,088	12,131,159
Zimmer Biomet Holdings, Inc.	122,384	15,603,960
		49,952,039
Health care providers and services – 5.8%
Cardinal Health, Inc.	102,471	7,876,946
Centene Corp. (A)	105,429	8,646,232
Cigna Corp.	49,348	16,350,966
CVS Health Corp.	160,391	14,946,837
Elevance Health, Inc.	62,060	31,834,918
		79,655,899
Pharmaceuticals – 6.1%
AstraZeneca PLC, ADR	116,332	7,887,310
Johnson & Johnson	155,257	27,426,149
Merck & Company, Inc.	116,921	12,972,385
Pfizer, Inc.	359,899	18,441,225
Sanofi	92,123	8,883,101
Sanofi, ADR	97,094	4,702,262
Viatris, Inc.	274,100	3,050,733
		83,363,165
		237,673,158
Industrials – 10.8%
Aerospace and defense – 2.5%
L3Harris Technologies, Inc.	104,090	21,672,579
The Boeing Company (A)	65,034	12,388,327
		34,060,906
Air freight and logistics – 2.0%
United Parcel Service, Inc., Class B	155,643	27,056,979
Airlines – 0.5%
Southwest Airlines Company (A)	192,641	6,486,222
Commercial services and supplies – 0.6%
Stericycle, Inc. (A)	166,749	8,319,108
Industrial conglomerates – 4.1%
3M Company	18,400	2,206,528
General Electric Company	484,051	40,558,633
Siemens AG, ADR	209,910	14,439,709
		57,204,870
Machinery – 1.1%
Cummins, Inc.	14,732	3,569,416
Flowserve Corp.	39,087	1,199,189
PACCAR, Inc.	20,133	1,992,563
Stanley Black & Decker, Inc.	117,000	8,789,040
		15,550,208
		148,678,293

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Information technology – 6.9%
Communications equipment – 0.4%
Cisco Systems, Inc.	114,769	$5,467,595
Electronic equipment, instruments and components – 0.3%
TE Connectivity, Ltd.	31,553	3,622,284
IT services – 1.0%
Accenture PLC, Class A	8,400	2,241,456
Fiserv, Inc. (A)	112,392	11,359,459
		13,600,915
Semiconductors and semiconductor equipment – 3.9%
Applied Materials, Inc.	102,930	10,023,323
NXP Semiconductors NV	9,055	1,430,962
Qualcomm, Inc.	259,438	28,522,614
Texas Instruments, Inc.	84,017	13,881,289
		53,858,188
Software – 1.2%
Microsoft Corp.	71,043	17,037,532
Technology hardware, storage and peripherals – 0.1%
Samsung Electronics Company, Ltd.	23,089	1,013,451
		94,599,965
Materials – 4.3%
Chemicals – 2.9%
CF Industries Holdings, Inc.	292,884	24,953,717
DuPont de Nemours, Inc.	13,952	957,526
International Flavors & Fragrances, Inc.	87,328	9,155,468
RPM International, Inc.	43,700	4,258,565
		39,325,276
Containers and packaging – 1.4%
International Paper Company	555,197	19,226,472
		58,551,748
Real estate – 4.0%
Equity real estate investment trusts – 4.0%
Equity Residential	324,132	19,123,788
Rayonier, Inc.	333,404	10,988,996
Vornado Realty Trust	42,393	882,198
Welltower, Inc.	31,873	2,089,275
Weyerhaeuser Company	682,506	21,157,686
		54,241,943
Utilities – 7.5%
Electric utilities – 3.1%
PG&E Corp. (A)	114,800	1,866,648
The Southern Company	576,512	41,168,722
		43,035,370
Multi-utilities – 4.4%
Ameren Corp.	104,278	9,272,400
Dominion Energy, Inc.	266,597	16,347,728
NiSource, Inc.	245,949	6,743,922
Sempra Energy	180,219	27,851,044
		60,215,094
		103,250,464
TOTAL COMMON STOCKS (Cost $1,074,583,972)		$1,329,282,314
PREFERRED SECURITIES – 1.9%
Consumer discretionary – 0.7%
Automobiles – 0.7%
Dr. Ing. h.c. F. Porsche AG (A)(B)	91,958	9,279,804
Health care – 0.4%
Health care equipment and supplies – 0.4%
Becton, Dickinson and Company, 6.000%	106,565	5,336,775
Utilities – 0.8%
Equity Income Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Electric utilities – 0.5%
NextEra Energy, Inc., 5.279%	91,279	$4,627,845
NextEra Energy, Inc., 6.926%	56,812	2,851,394
		7,479,239
Multi-utilities – 0.3%
NiSource, Inc., 7.750%	41,667	4,302,534
		11,781,773
TOTAL PREFERRED SECURITIES (Cost $25,500,825)		$26,398,352
SHORT-TERM INVESTMENTS – 5.1%
Short-term funds – 5.1%
John Hancock Collateral Trust, 4.2988% (C)(D)	5,642,825	56,404,547
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (C)	3,006,516	3,006,516
T. Rowe Price Government Reserve Fund, 4.2602% (C)	11,083,138	11,083,138
TOTAL SHORT-TERM INVESTMENTS (Cost $70,494,739)		$70,494,201
Total Investments (Equity Income Trust) (Cost $1,170,579,536) – 103.8%		$1,426,174,867
Other assets and liabilities, net – (3.8%)		(52,363,962)
TOTAL NET ASSETS – 100.0%		$1,373,810,905
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Financial Industries Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.4%
Financials – 93.8%
Banks – 46.8%
1st Source Corp.	21,215	$1,126,304
American Business Bank (A)	27,647	1,100,351
Atlantic Union Bankshares Corp.	45,685	1,605,371
Bank of America Corp.	104,832	3,472,036
Bank of Marin Bancorp	38,020	1,250,098
BayCom Corp.	37,730	716,115
Business First Bancshares, Inc.	34,109	755,173
California BanCorp (A)	27,567	655,543
Cambridge Bancorp	20,031	1,663,775
Central Valley Community Bancorp	27,200	576,096
Citizens Community Bancorp, Inc.	20,008	240,696
Citizens Financial Group, Inc.	96,757	3,809,323
Coastal Financial Corp. (A)	30,743	1,460,907
Comerica, Inc.	15,504	1,036,442
Enterprise Bancorp, Inc.	1,695	59,834
Evans Bancorp, Inc.	16,798	628,077
Fifth Third Bancorp	70,266	2,305,427
First Interstate BancSystem, Inc., Class A	50,933	1,968,560
First Merchants Corp.	44,521	1,830,258
German American Bancorp, Inc.	13,071	487,548
HBT Financial, Inc.	43,717	855,542
Heritage Commerce Corp.	13,342	173,446
Independent Bank Corp. (Massachusetts)	19,591	1,654,068

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Financial Industries Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
JPMorgan Chase & Co.	24,739	$3,317,500
Landmark Bancorp, Inc.	13,402	303,287
Live Oak Bancshares, Inc.	24,594	742,739
M&T Bank Corp.	23,908	3,468,094
Mid Penn Bancorp, Inc.	13,471	403,726
Nicolet Bankshares, Inc. (A)	20,951	1,671,680
Pinnacle Financial Partners, Inc.	27,781	2,039,125
Popular, Inc.	31,043	2,058,772
Premier Financial Corp.	42,996	1,159,602
Regions Financial Corp.	136,082	2,933,928
Shore Bancshares, Inc.	20,417	355,868
Southern First Bancshares, Inc. (A)	12,586	575,810
Stock Yards Bancorp, Inc.	34,048	2,212,439
Sumitomo Mitsui Financial Group, Inc.	33,800	1,359,855
The First Bancshares, Inc.	18,748	600,123
TriCo Bancshares	46,675	2,379,958
U.S. Bancorp	36,722	1,601,446
Webster Financial Corp.	33,761	1,598,246
Wells Fargo & Company	98,025	4,047,458
Zions Bancorp NA	32,328	1,589,244
		63,849,890
Capital markets – 13.9%
AllianceBernstein Holding LP	50,827	1,746,924
Ameriprise Financial, Inc.	11,940	3,717,758
Brookfield Asset Management, Ltd., Class A (A)	12,871	369,012
Brookfield Corp.	51,487	1,619,781
Morgan Stanley	41,673	3,543,038
Onex Corp.	34,058	1,642,280
Raymond James Financial, Inc.	28,685	3,064,992
S&P Global, Inc.	6,315	2,115,146
The Goldman Sachs Group, Inc.	3,327	1,142,425
		18,961,356
Consumer finance – 1.5%
American Express Company	14,032	2,073,228
Diversified financial services – 2.8%
Berkshire Hathaway, Inc., Class B (A)	4,473	1,381,710
Corebridge Financial, Inc. (B)	123,277	2,472,937
		3,854,647
Insurance – 28.3%
American International Group, Inc.	72,554	4,588,315
Arch Capital Group, Ltd. (A)	37,809	2,373,649
Arthur J. Gallagher & Company	21,073	3,973,103
Chubb, Ltd.	20,432	4,507,299
James River Group Holdings, Ltd.	49,896	1,043,325
Markel Corp. (A)	3,160	4,163,268
MetLife, Inc.	57,411	4,154,834
Reinsurance Group of America, Inc.	21,997	3,125,554
RenaissanceRe Holdings, Ltd.	12,355	2,276,162
The Allstate Corp.	18,182	2,465,479
The Hartford Financial Services Group, Inc.	31,210	2,366,654
Unum Group	88,641	3,636,940
		38,674,582
Thrifts and mortgage finance – 0.5%
ESSA Bancorp, Inc.	17,566	366,602
Timberland Bancorp, Inc.	9,366	319,662
		686,264
		128,099,967
Real estate – 2.6%
Equity real estate investment trusts – 2.6%
Prologis, Inc.	18,203	2,052,024
Financial Industries Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Rexford Industrial Realty, Inc.	27,542	$1,504,895
		3,556,919
TOTAL COMMON STOCKS (Cost $125,753,549)		$131,656,886
CORPORATE BONDS - 0.9%
Financials - 0.9%
BNP Paribas SA 7.750%, (7.750% to 8-16-29, then 5 Year CMT + 4.899%), 08/16/2029 (C)(D)	$508,000	501,650
Lincoln National Corp. 9.250%, (9.250% to 12-1-27, then 5 Year CMT + 5.318%), 12/01/2027 (D)	752,000	799,000
		1,300,650
TOTAL CORPORATE BONDS (Cost $1,256,308)		$1,300,650
CONVERTIBLE BONDS - 0.5%
Financials - 0.5%
Redwood Trust, Inc. 7.750%, 06/15/2027 (C)	745,000	630,494
TOTAL CONVERTIBLE BONDS (Cost $659,454)		$630,494
SHORT-TERM INVESTMENTS – 4.2%
Short-term funds – 4.2%
John Hancock Collateral Trust, 4.2988% (E)(F)	568,344	5,681,050
TOTAL SHORT-TERM INVESTMENTS (Cost $5,680,968)		$5,681,050
Total Investments (Financial Industries Trust) (Cost $133,350,279) – 102.0%		$139,269,080
Other assets and liabilities, net – (2.0%)		(2,776,657)
TOTAL NET ASSETS – 100.0%		$136,492,423
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	The rate shown is the annualized seven-day yield as of 12-31-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $1,996,792.
Fundamental All Cap Core Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.5%
Communication services – 9.3%
Entertainment – 3.3%
Liberty Media Corp.-Liberty Formula One, Series C (A)	1,026,430	$61,359,985
Interactive media and services – 6.0%
Alphabet, Inc., Class A (A)	1,045,463	92,241,200

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services (continued)
CarGurus, Inc. (A)	1,259,579	$17,646,702
		109,887,902
		171,247,887
Consumer discretionary – 21.5%
Household durables – 5.1%
Lennar Corp., A Shares	807,847	73,110,154
NVR, Inc. (A)	4,653	21,462,335
		94,572,489
Internet and direct marketing retail – 7.7%
Amazon.com, Inc. (A)	1,697,636	142,601,421
Leisure products – 2.5%
Polaris, Inc.	450,741	45,524,841
Specialty retail – 4.0%
Dufry AG (A)	794,681	33,109,999
Group 1 Automotive, Inc.	221,423	39,938,067
		73,048,066
Textiles, apparel and luxury goods – 2.2%
Canada Goose Holdings, Inc. (A)	1,296,927	23,098,270
Salvatore Ferragamo SpA	990,816	17,518,001
		40,616,271
		396,363,088
Consumer staples – 3.3%
Beverages – 1.3%
Anheuser-Busch InBev SA/NV, ADR	404,101	24,262,224
Food products – 1.0%
The Hain Celestial Group, Inc. (A)	1,096,903	17,747,891
Personal products – 1.0%
BellRing Brands, Inc. (A)	720,187	18,465,595
		60,475,710
Energy – 5.5%
Oil, gas and consumable fuels – 5.5%
Cheniere Energy, Inc.	439,629	65,926,765
Suncor Energy, Inc.	1,136,303	36,054,894
		101,981,659
Financials – 19.1%
Banks – 4.0%
First Hawaiian, Inc.	2,832,617	73,761,347
Capital markets – 14.5%
KKR & Company, Inc.	1,529,198	70,985,371
Morgan Stanley	851,439	72,389,344
S&P Global, Inc.	119,019	39,864,224
The Goldman Sachs Group, Inc.	248,255	85,245,802
		268,484,741
Consumer finance – 0.6%
Synchrony Financial	320,272	10,524,138
		352,770,226
Health care – 5.5%
Biotechnology – 2.9%
Alnylam Pharmaceuticals, Inc. (A)	69,548	16,528,082
Moderna, Inc. (A)	205,681	36,944,421
		53,472,503
Health care equipment and supplies – 0.8%
Hologic, Inc. (A)	203,779	15,244,707
Life sciences tools and services – 1.1%
Thermo Fisher Scientific, Inc.	34,767	19,145,839
Pharmaceuticals – 0.7%
Elanco Animal Health, Inc. (A)	1,087,741	13,292,195
		101,155,244
Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials – 4.7%
Electrical equipment – 1.4%
Regal Rexnord Corp.	128,516	$15,419,350
Sensata Technologies Holding PLC	249,646	10,080,705
		25,500,055
Machinery – 1.4%
Parker-Hannifin Corp.	89,996	26,188,836
Trading companies and distributors – 1.9%
United Rentals, Inc. (A)	100,819	35,833,089
		87,521,980
Information technology – 25.0%
Electronic equipment, instruments and components – 1.0%
CDW Corp.	107,345	19,169,670
Semiconductors and semiconductor equipment – 6.2%
Analog Devices, Inc.	440,324	72,226,346
NVIDIA Corp.	292,279	42,713,653
		114,939,999
Software – 13.8%
Autodesk, Inc. (A)	158,118	29,547,511
Microsoft Corp.	78,762	18,888,703
Oracle Corp.	390,600	31,927,644
Roper Technologies, Inc.	77,484	33,480,062
salesforce.com, Inc. (A)	431,039	57,151,461
Workday, Inc., Class A (A)	493,761	82,621,028
		253,616,409
Technology hardware, storage and peripherals – 4.0%
Apple, Inc.	563,815	73,256,483
		460,982,561
Materials – 1.3%
Chemicals – 1.3%
Axalta Coating Systems, Ltd. (A)	908,814	23,147,493
Real estate – 2.3%
Equity real estate investment trusts – 2.0%
American Tower Corp.	108,381	22,961,599
Crown Castle, Inc.	97,856	13,273,188
		36,234,787
Real estate management and development – 0.3%
Five Point Holdings LLC, Class A (A)	2,477,410	5,772,365
		42,007,152
TOTAL COMMON STOCKS (Cost $1,395,897,067)		$1,797,653,000
SHORT-TERM INVESTMENTS – 2.5%
Short-term funds – 2.5%
John Hancock Collateral Trust, 4.2988% (B)(C)	4,581,360	45,794,358
TOTAL SHORT-TERM INVESTMENTS (Cost $45,793,861)		$45,794,358
Total Investments (Fundamental All Cap Core Trust) (Cost $1,441,690,928) – 100.0%		$1,843,447,358
Other assets and liabilities, net – (0.0%)		(136,555)
TOTAL NET ASSETS – 100.0%		$1,843,310,803
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Fundamental Large Cap Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.4%
Communication services – 7.5%
Interactive media and services – 3.2%
Alphabet, Inc., Class A (A)	175,231	$15,460,631
Meta Platforms, Inc., Class A (A)	62,673	7,542,069
		23,002,700
Media – 4.3%
Charter Communications, Inc., Class A (A)	18,020	6,110,582
Comcast Corp., Class A	712,208	24,905,909
		31,016,491
		54,019,191
Consumer discretionary – 7.1%
Household durables – 3.6%
Lennar Corp., A Shares	283,406	25,648,243
Internet and direct marketing retail – 1.7%
eBay, Inc.	285,688	11,847,481
Specialty retail – 1.8%
CarMax, Inc. (A)	94,660	5,763,847
Dufry AG (A)	178,831	7,450,907
		13,214,754
		50,710,478
Consumer staples – 9.7%
Beverages – 2.8%
Anheuser-Busch InBev SA/NV, ADR	215,540	12,941,022
Heineken Holding NV	95,873	7,404,309
		20,345,331
Food and staples retailing – 3.3%
Walmart, Inc.	164,542	23,330,410
Food products – 2.8%
Danone SA	184,413	9,719,609
Post Holdings, Inc. (A)	115,133	10,391,905
		20,111,514
Personal products – 0.8%
BellRing Brands, Inc. (A)	209,868	5,381,016
		69,168,271
Energy – 7.4%
Oil, gas and consumable fuels – 7.4%
Cheniere Energy, Inc.	138,956	20,837,842
Chevron Corp.	66,988	12,023,676
Kinder Morgan, Inc.	199,703	3,610,630
Suncor Energy, Inc.	508,942	16,148,730
		52,620,878
Financials – 19.5%
Banks – 7.5%
Bank of America Corp.	276,857	9,169,504
Citigroup, Inc.	289,849	13,109,870
JPMorgan Chase & Co.	132,831	17,812,637
Wells Fargo & Company	326,109	13,465,041
		53,557,052
Capital markets – 11.6%
KKR & Company, Inc.	435,090	20,196,878
Morgan Stanley	121,521	10,331,715
Nasdaq, Inc.	270,270	16,581,065
State Street Corp.	295,028	22,885,322
The Goldman Sachs Group, Inc.	36,461	12,519,978
		82,514,958
Consumer finance – 0.4%
American Express Company	20,890	3,086,498
		139,158,508
Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care – 16.4%
Biotechnology – 2.1%
Gilead Sciences, Inc.	89,153	$7,653,785
Moderna, Inc. (A)	40,827	7,333,346
		14,987,131
Health care equipment and supplies – 0.9%
Hologic, Inc. (A)	81,458	6,093,873
Health care providers and services – 7.9%
Elevance Health, Inc.	75,438	38,697,431
HCA Healthcare, Inc.	30,090	7,220,396
UnitedHealth Group, Inc.	19,265	10,213,918
		56,131,745
Life sciences tools and services – 1.7%
Danaher Corp.	46,843	12,433,069
Pharmaceuticals – 3.8%
Elanco Animal Health, Inc. (A)	538,662	6,582,450
Merck & Company, Inc.	112,172	12,445,483
Novartis AG, ADR	92,943	8,431,789
		27,459,722
		117,105,540
Industrials – 14.8%
Aerospace and defense – 4.9%
Airbus SE	67,136	7,982,631
L3Harris Technologies, Inc.	30,304	6,309,596
Lockheed Martin Corp.	9,974	4,852,251
Raytheon Technologies Corp.	156,753	15,819,513
		34,963,991
Electrical equipment – 0.9%
Sensata Technologies Holding PLC	162,252	6,551,736
Machinery – 5.5%
Fortive Corp.	177,176	11,383,558
Parker-Hannifin Corp.	94,834	27,596,694
		38,980,252
Trading companies and distributors – 3.5%
United Rentals, Inc. (A)	70,564	25,079,857
		105,575,836
Information technology – 12.7%
Electronic equipment, instruments and components – 1.2%
Vontier Corp.	442,154	8,546,837
Semiconductors and semiconductor equipment – 2.5%
Analog Devices, Inc.	63,959	10,491,195
KLA Corp.	10,550	3,977,667
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	43,885	3,268,994
		17,737,856
Software – 8.0%
Microsoft Corp.	81,010	19,427,818
Oracle Corp.	464,348	37,955,806
		57,383,624
Technology hardware, storage and peripherals – 1.0%
Samsung Electronics Company, Ltd.	157,290	6,903,968
		90,572,285
Materials – 1.9%
Chemicals – 1.9%
Axalta Coating Systems, Ltd. (A)	290,592	7,401,378
LyondellBasell Industries NV, Class A	73,401	6,094,485
		13,495,863

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate – 2.4%
Equity real estate investment trusts – 2.4%
American Tower Corp.	82,082	$17,389,893
TOTAL COMMON STOCKS (Cost $583,863,834)		$709,816,743
ESCROW CERTIFICATES - 0.0%
Sino-Forest Corp. (A)(B)	$3,244,100	0
TOTAL ESCROW CERTIFICATES (Cost $3)		$0
SHORT-TERM INVESTMENTS – 0.8%
Short-term funds – 0.8%
John Hancock Collateral Trust, 4.2988% (C)(D)	610,732	6,104,753
TOTAL SHORT-TERM INVESTMENTS (Cost $6,103,437)		$6,104,753
Total Investments (Fundamental Large Cap Value Trust) (Cost $589,967,274) – 100.2%		$715,921,496
Other assets and liabilities, net – (0.2%)		(1,748,977)
TOTAL NET ASSETS – 100.0%		$714,172,519
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Global Equity Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 96.9%
France - 12.5%
Air Liquide SA	49,951	$7,089,791
Capgemini SE	31,130	5,204,176
Carrefour SA	167,482	2,801,286
Cie Generale des Etablissements Michelin SCA	151,742	4,227,107
Sanofi	36,077	3,478,769
Thales SA	24,045	3,072,190
TotalEnergies SE	133,512	8,380,945
		34,254,264
Ireland - 4.6%
Accenture PLC, Class A	26,245	7,003,216
CRH PLC	140,397	5,587,092
		12,590,308
Japan - 8.6%
FANUC Corp.	28,671	4,290,517
Mitsubishi Estate Company, Ltd.	317,569	4,113,655
Sumitomo Mitsui Financial Group, Inc.	251,200	10,106,388
Tokyo Electric Power Company Holdings, Inc. (A)	1,435,000	5,168,039
		23,678,599
Netherlands - 5.5%
Heineken NV	31,420	2,959,510
ING Groep NV	339,409	4,134,382
Koninklijke Ahold Delhaize NV	159,942	4,598,521
Stellantis NV	240,383	3,415,917
		15,108,330
Spain - 1.2%
Amadeus IT Group SA (A)	65,603	3,403,325
Global Equity Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland - 4.0%
Chubb, Ltd.	25,648	$5,657,949
Roche Holding AG	17,313	5,440,395
		11,098,344
United Kingdom - 4.2%
Amcor PLC	141,316	1,683,074
Amcor PLC, CHESS Depositary Interest	448,326	5,375,975
Reckitt Benckiser Group PLC	63,718	4,416,722
		11,475,771
United States - 56.3%
Alphabet, Inc., Class A (A)	137,619	12,142,124
Apple, Inc.	52,642	6,839,775
Arthur J. Gallagher & Company	28,741	5,418,828
AutoZone, Inc. (A)	1,323	3,262,756
Bank of America Corp.	150,999	5,001,087
Cisco Systems, Inc.	133,247	6,347,887
ConocoPhillips	66,919	7,896,442
Corteva, Inc.	69,836	4,104,960
Electronic Arts, Inc.	51,671	6,313,163
Intercontinental Exchange, Inc.	41,944	4,303,035
Johnson & Johnson	55,369	9,780,934
Lowe's Companies, Inc.	13,536	2,696,913
Microsoft Corp.	66,056	15,841,552
Oracle Corp.	116,890	9,554,589
Otis Worldwide Corp.	107,843	8,445,185
Philip Morris International, Inc.	77,039	7,797,117
T-Mobile US, Inc. (A)	38,220	5,350,800
UnitedHealth Group, Inc.	14,778	7,835,000
Vertex Pharmaceuticals, Inc. (A)	8,937	2,580,827
Visa, Inc., Class A	34,795	7,229,009
Walmart, Inc.	29,303	4,154,872
Waste Management, Inc.	35,313	5,539,903
Wells Fargo & Company	155,463	6,419,067
		154,855,825
TOTAL COMMON STOCKS (Cost $258,383,730)		$266,464,766
PREFERRED SECURITIES - 2.6%
South Korea - 2.6%
Samsung Electronics Company, Ltd.	176,443	7,070,663
TOTAL PREFERRED SECURITIES (Cost $8,934,713)		$7,070,663
SHORT-TERM INVESTMENTS - 2.3%
Short-term funds - 2.3%
Federated Government Obligations Fund, Institutional Class, 4.0929% (B)	6,383,391	6,383,391
TOTAL SHORT-TERM INVESTMENTS (Cost $6,383,391)		$6,383,391
Total Investments (Global Equity Trust) (Cost $273,701,834) - 101.8%		$279,918,820
Other assets and liabilities, net - (1.8%)		(4,864,495)
TOTAL NET ASSETS - 100.0%		$275,054,325
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
Health Sciences Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.9%
Consumer discretionary – 0.2%
Specialty retail – 0.2%
Warby Parker, Inc., Class A (A)	36,765	$495,960

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Financials – 0.1%
Capital markets – 0.1%
Health Sciences Acquisitions Corp. 2 (A)	13,354	$133,406
Health care – 97.6%
Biotechnology – 27.2%
Aadi Bioscience, Inc. (A)	5,700	73,131
AbbVie, Inc.	29,610	4,785,272
ACADIA Pharmaceuticals, Inc. (A)	28,578	454,962
ADC Therapeutics SA (A)	23,188	89,042
Agios Pharmaceuticals, Inc. (A)	9,085	255,107
Akero Therapeutics, Inc. (A)	12,068	661,326
Alector, Inc. (A)	11,904	109,874
Allakos, Inc. (A)	19,563	164,720
Allogene Therapeutics, Inc. (A)	37,654	236,844
Alnylam Pharmaceuticals, Inc. (A)	26,360	6,264,454
Apellis Pharmaceuticals, Inc. (A)	13,887	718,097
Arcus Biosciences, Inc. (A)	8,005	165,543
Ardelyx, Inc. (A)	30,900	88,065
Argenx SE, ADR (A)	12,399	4,697,113
Ascendis Pharma A/S, ADR (A)	15,465	1,888,740
Aura Biosciences, Inc. (A)	10,426	109,473
Avidity Biosciences, Inc. (A)	34,922	774,919
BeiGene, Ltd., ADR (A)	3,085	678,515
Bicycle Therapeutics PLC, ADR (A)	7,229	213,978
Biogen, Inc. (A)	6,612	1,830,995
Biohaven, Ltd. (A)	12,609	175,013
BioMarin Pharmaceutical, Inc. (A)	10,723	1,109,723
BioNTech SE, ADR	10,518	1,580,014
Blueprint Medicines Corp. (A)	20,359	891,928
Burning Rock Biotech, Ltd., ADR (A)	12,350	27,788
C4 Therapeutics, Inc. (A)	19,141	112,932
Celldex Therapeutics, Inc. (A)	12,361	550,930
Centessa Pharmaceuticals PLC, ADR (A)	18,009	55,828
Cerevel Therapeutics Holdings, Inc. (A)	32,986	1,040,378
CRISPR Therapeutics AG (A)	5,251	213,453
CureVac NV (A)	7,800	47,034
Cytokinetics, Inc. (A)	9,236	423,194
Day One Biopharmaceuticals, Inc. (A)	15,041	323,682
Deciphera Pharmaceuticals, Inc. (A)	9,500	155,705
Denali Therapeutics, Inc. (A)	21,163	588,543
Enanta Pharmaceuticals, Inc. (A)	3,200	148,864
Entrada Therapeutics, Inc. (A)	11,625	157,170
EQRx, Inc. (A)	41,735	102,668
Exact Sciences Corp. (A)	20,307	1,005,400
Exelixis, Inc. (A)	42,625	683,705
Exscientia PLC, ADR (A)	4,147	22,104
Fate Therapeutics, Inc. (A)	21,179	213,696
FibroGen, Inc. (A)	7,100	113,742
F-star Therapeutics, Inc. (A)	1,270	8,026
Galapagos NV, ADR (A)	1,700	75,446
Generation Bio Company (A)	37,692	148,130
Genmab A/S (A)	5,647	2,387,522
Gossamer Bio, Inc. (A)	9,700	21,049
Ideaya Biosciences, Inc. (A)	1,864	33,869
IGM Biosciences, Inc. (A)	8,499	144,568
Immatics NV (A)	12,569	109,476
Immuneering Corp., Class A (A)	29,676	143,929
Immunocore Holdings PLC, ADR (A)	19,425	1,108,585
Immunovant, Inc. (A)	3,600	63,900
Incyte Corp. (A)	16,273	1,307,047
Insmed, Inc. (A)	46,329	925,653
Intellia Therapeutics, Inc. (A)	7,787	271,688
Invivyd, Inc. (A)	8,613	12,920
Ionis Pharmaceuticals, Inc. (A)	23,833	900,172
Iovance Biotherapeutics, Inc. (A)	34,648	221,401
IVERIC bio, Inc. (A)	35,145	752,454
Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Karuna Therapeutics, Inc. (A)	10,547	$2,072,486
Keros Therapeutics, Inc. (A)	1,900	91,238
Kodiak Sciences, Inc. (A)	9,449	67,655
Kronos Bio, Inc. (A)	2,083	3,374
Kymera Therapeutics, Inc. (A)	14,979	373,876
Legend Biotech Corp., ADR (A)	10,352	516,772
LianBio, ADR (A)	38,982	63,930
Lyell Immunopharma, Inc. (A)	41,100	142,617
MeiraGTx Holdings PLC (A)	10,086	65,761
Mirati Therapeutics, Inc. (A)	10,986	497,776
Moderna, Inc. (A)	18,517	3,326,024
Monte Rosa Therapeutics, Inc. (A)	27,152	206,627
MoonLake Immunotherapeutics (A)	8,947	93,944
Morphic Holding, Inc. (A)	5,689	152,181
Neurocrine Biosciences, Inc. (A)	6,983	834,050
Nurix Therapeutics, Inc. (A)	10,120	111,118
Nuvalent, Inc., Class A (A)	2,372	70,638
Prelude Therapeutics, Inc. (A)	7,294	44,056
Prime Medicine, Inc. (A)	12,784	237,527
Progenics Pharmaceuticals, Inc. (A)(B)	21,900	25,205
Prometheus Biosciences, Inc. (A)	5,629	619,190
Prothena Corp. PLC (A)	11,810	711,553
PTC Therapeutics, Inc. (A)	5,143	196,308
RAPT Therapeutics, Inc. (A)	15,712	311,098
Regeneron Pharmaceuticals, Inc. (A)	11,653	8,407,523
REGENXBIO, Inc. (A)	4,300	97,524
Relay Therapeutics, Inc. (A)	21,413	319,910
Replimune Group, Inc. (A)	26,425	718,760
REVOLUTION Medicines, Inc. (A)	21,716	517,275
Rocket Pharmaceuticals, Inc. (A)	9,847	192,706
Sage Therapeutics, Inc. (A)	12,342	470,724
Sana Biotechnology, Inc. (A)	28,807	113,788
Sarepta Therapeutics, Inc. (A)	8,416	1,090,545
Scholar Rock Holding Corp. (A)	33,253	300,940
Seagen, Inc. (A)	8,555	1,099,403
Senti Biosciences, Inc. (A)	18,789	26,492
SpringWorks Therapeutics, Inc. (A)	2,981	77,536
Stoke Therapeutics, Inc. (A)	8,627	79,627
Tenaya Therapeutics, Inc. (A)	24,566	49,378
Twist Bioscience Corp. (A)	8,130	193,575
Ultragenyx Pharmaceutical, Inc. (A)	24,815	1,149,679
Vertex Pharmaceuticals, Inc. (A)	21,827	6,303,201
Voyager Therapeutics, Inc. (A)	10,500	64,050
Xencor, Inc. (A)	16,855	438,904
Zai Lab, Ltd., ADR (A)	8,301	254,841
Zentalis Pharmaceuticals, Inc. (A)	15,240	306,934
		75,747,818
Health care equipment and supplies – 14.4%
Becton, Dickinson and Company	19,317	4,912,313
DexCom, Inc. (A)	20,556	2,327,761
GE HealthCare Technologies, Inc. (A)(C)	3,016	176,074
Hologic, Inc. (A)	35,091	2,625,158
Inari Medical, Inc. (A)	7,791	495,196
Insulet Corp. (A)	7,578	2,230,887
Intuitive Surgical, Inc. (A)	31,476	8,352,157
iRhythm Technologies, Inc. (A)	4,478	419,454
Lantheus Holdings, Inc. (A)	4,886	248,991
Nevro Corp. (A)	4,319	171,032
Novocure, Ltd. (A)	21,929	1,608,492
Penumbra, Inc. (A)	11,826	2,630,812
PROCEPT BioRobotics Corp. (A)	12,803	531,837
QuidelOrtho Corp. (A)	7,801	668,312
Shockwave Medical, Inc. (A)	10,070	2,070,493
STERIS PLC	4,491	829,443
Stryker Corp.	26,031	6,364,319

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Teleflex, Inc.	5,890	$1,470,321
The Cooper Companies, Inc.	2,239	740,370
Zimmer Biomet Holdings, Inc.	8,079	1,030,073
		39,903,495
Health care providers and services – 20.7%
Acadia Healthcare Company, Inc. (A)	2,400	197,568
agilon health, Inc. (A)	13,032	210,336
Alignment Healthcare, Inc. (A)	25,979	305,513
AmerisourceBergen Corp.	2,229	369,368
Centene Corp. (A)	58,496	4,797,257
Cigna Corp.	12,281	4,069,187
Elevance Health, Inc.	17,061	8,751,781
Guardant Health, Inc. (A)	18,660	507,552
HCA Healthcare, Inc.	10,763	2,582,689
Humana, Inc.	12,192	6,244,620
McKesson Corp.	993	372,494
Molina Healthcare, Inc. (A)	12,901	4,260,168
Oak Street Health, Inc. (A)	9,398	202,151
Option Care Health, Inc. (A)	13,198	397,128
Sema4 Holdings Corp. (A)	30,292	7,991
Surgery Partners, Inc. (A)	10,676	297,433
UnitedHealth Group, Inc.	45,191	23,959,365
		57,532,601
Health care technology – 1.0%
Certara, Inc. (A)	17,771	285,580
Doximity, Inc., Class A (A)	25,393	852,189
Sophia Genetics SA (A)	26,245	54,065
Veeva Systems, Inc., Class A (A)	10,746	1,734,189
		2,926,023
Life sciences tools and services – 16.4%
10X Genomics, Inc., Class A (A)	25,215	918,835
Adaptive Biotechnologies Corp. (A)	25,114	191,871
Agilent Technologies, Inc.	37,413	5,598,855
Avantor, Inc. (A)	78,069	1,646,475
Azenta, Inc. (A)	2,400	139,728
Bio-Techne Corp.	9,100	754,208
Bruker Corp.	34,100	2,330,735
Charles River Laboratories International, Inc. (A)	5,417	1,180,364
Danaher Corp.	39,935	10,599,548
Evotec SE (A)	12,592	204,848
Illumina, Inc. (A)	6,331	1,280,128
IQVIA Holdings, Inc. (A)	1,890	387,242
Mettler-Toledo International, Inc. (A)	914	1,321,141
Olink Holding AB, ADR (A)	37,166	943,273
Pacific Biosciences of California, Inc. (A)	54,894	449,033
Quanterix Corp. (A)	7,553	104,609
Rapid Micro Biosystems, Inc., Class A (A)	15,325	17,317
Repligen Corp. (A)	4,188	709,070
Seer, Inc. (A)	19,716	114,353
Thermo Fisher Scientific, Inc.	25,786	14,200,090
Waters Corp. (A)	1,547	529,971
West Pharmaceutical Services, Inc.	6,500	1,529,775
WuXi Biologics Cayman, Inc. (A)(D)	57,500	435,500
		45,586,969
Pharmaceuticals – 17.9%
Arvinas, Inc. (A)	11,123	380,518
AstraZeneca PLC, ADR	139,352	9,448,066
Catalent, Inc. (A)	18,227	820,397
CinCor Pharma, Inc. (A)	11,874	145,931
Daiichi Sankyo Company, Ltd.	71,600	2,304,567
DICE Therapeutics, Inc. (A)	13,895	433,524
Eisai Company, Ltd.	8,900	586,973
Elanco Animal Health, Inc. (A)	17,093	208,876
Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Eli Lilly & Company	34,128	$12,485,388
Johnson & Johnson	9,091	1,605,925
Longboard Pharmaceuticals, Inc. (A)	6,452	20,388
Merck & Company, Inc.	87,155	9,669,847
Nuvation Bio, Inc. (A)	10,300	19,776
Pfizer, Inc.	123,263	6,315,996
Pliant Therapeutics, Inc. (A)	5,681	109,814
Relmada Therapeutics, Inc. (A)	2,400	8,376
Roche Holding AG	7,117	2,236,427
Royalty Pharma PLC, Class A	30,588	1,208,838
Theseus Pharmaceuticals, Inc. (A)	20,251	100,850
Third Harmonic Bio, Inc. (A)	6,379	27,430
Ventyx Biosciences, Inc. (A)	5,963	195,527
Viatris, Inc.	33,880	377,084
Zoetis, Inc.	6,681	979,101
		49,689,619
		271,386,525
Materials – 0.0%
Chemicals – 0.0%
Ginkgo Bioworks Holdings, Inc. (A)	78,858	133,270
TOTAL COMMON STOCKS (Cost $212,679,387)		$272,149,161
PREFERRED SECURITIES – 0.7%
Health care – 0.7%
Life sciences tools and services – 0.7%
Sartorius AG	4,432	1,750,089
TOTAL PREFERRED SECURITIES (Cost $880,522)		$1,750,089
WARRANTS – 0.0%
EQRx, Inc. (Expiration Date: 12-20-26; Strike Price: $11.50) (A)	4,502	1,206
Sema4 Holdings Corp. (Expiration Date: 7-22-26; Strike Price: $11.50) (A)	4,862	92
SomaLogic, Inc. (Expiration Date: 8-31-26; Strike Price: $11.50) (A)	2,050	820
TOTAL WARRANTS (Cost $29,139)		$2,118
SHORT-TERM INVESTMENTS – 1.3%
Short-term funds – 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (E)	670,279	670,279
T. Rowe Price Government Reserve Fund, 4.2602% (E)	2,976,023	2,976,023
TOTAL SHORT-TERM INVESTMENTS (Cost $3,646,302)		$3,646,302
Total Investments (Health Sciences Trust) (Cost $217,235,350) – 99.9%		$277,547,670
Other assets and liabilities, net – 0.1%		394,896
TOTAL NET ASSETS – 100.0%		$277,942,566
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	The rate shown is the annualized seven-day yield as of 12-31-22.

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 96.8%
Australia - 5.0%
Ampol, Ltd.	8,214	$157,893
ANZ Group Holdings, Ltd.	103,645	1,669,611
APA Group	40,668	297,259
Aristocrat Leisure, Ltd.	20,772	428,024
ASX, Ltd.	6,673	307,334
Aurizon Holdings, Ltd.	63,445	160,734
BHP Group, Ltd.	174,488	5,405,114
BlueScope Steel, Ltd.	18,252	208,023
Brambles, Ltd.	49,445	405,480
Cochlear, Ltd.	2,361	326,072
Coles Group, Ltd.	45,978	521,190
Commonwealth Bank of Australia	58,842	4,086,868
Computershare, Ltd.	18,728	329,914
CSL, Ltd.	16,501	3,217,603
Dexus	39,487	207,310
Endeavour Group, Ltd.	46,231	201,194
Fortescue Metals Group, Ltd.	58,369	815,834
Goodman Group	57,954	681,561
IDP Education, Ltd.	7,195	132,599
IGO, Ltd.	23,272	212,878
Insurance Australia Group, Ltd.	88,042	283,026
Lendlease Corp., Ltd.	25,385	134,746
Macquarie Group, Ltd.	12,682	1,431,653
Medibank Private, Ltd.	99,625	198,756
Mineral Resources, Ltd.	5,861	307,448
Mirvac Group	141,329	204,464
National Australia Bank, Ltd.	108,142	2,195,676
Newcrest Mining, Ltd.	30,415	426,489
Northern Star Resources, Ltd.	39,419	294,985
Orica, Ltd.	18,991	194,172
Origin Energy, Ltd.	60,705	317,726
Pilbara Minerals, Ltd. (A)	86,630	219,369
Qantas Airways, Ltd. (A)	31,854	128,936
QBE Insurance Group, Ltd.	50,892	461,677
Ramsay Health Care, Ltd.	6,659	292,404
REA Group, Ltd.	1,952	146,803
Reece, Ltd.	11,689	111,732
Rio Tinto, Ltd.	12,795	1,009,854
Santos, Ltd.	110,903	545,443
Scentre Group	178,901	348,242
SEEK, Ltd.	11,910	169,321
Sonic Healthcare, Ltd.	16,282	331,356
South32, Ltd.	112,851	309,396
South32, Ltd. (London Stock Exchange)	48,980	134,750
Stockland	87,409	215,276
Suncorp Group, Ltd.	43,519	354,629
Telstra Corp., Ltd.	142,830	386,276
The GPT Group	71,628	204,284
The Lottery Corp., Ltd. (A)	82,609	251,800
Transurban Group	105,808	930,885
Treasury Wine Estates, Ltd.	26,341	243,349
Vicinity, Ltd.	148,057	199,921
Washington H. Soul Pattinson & Company, Ltd.	7,463	140,016
Wesfarmers, Ltd.	39,081	1,218,833
Westpac Banking Corp.	119,614	1,893,673
WiseTech Global, Ltd.	5,291	181,971
Woodside Energy Group, Ltd.	64,951	1,572,999
Woolworths Group, Ltd.	41,774	953,929
		38,718,760
Austria - 0.1%
Erste Group Bank AG	11,747	375,847
OMV AG	5,543	285,136
Verbund AG	2,442	205,273
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Austria (continued)
voestalpine AG	4,357	$115,413
		981,669
Belgium - 0.6%
Ageas SA/NV	6,383	283,225
Anheuser-Busch InBev SA/NV	29,951	1,803,971
D'ieteren Group	850	163,125
Elia Group SA/NV	1,148	163,202
Groupe Bruxelles Lambert NV	3,809	304,406
KBC Group NV	8,597	553,519
Sofina SA	537	118,571
Solvay SA	2,881	291,286
UCB SA	4,152	327,150
Umicore SA	7,155	263,158
Warehouses De Pauw CVA	5,082	145,582
		4,417,195
Brazil - 1.1%
Ambev SA	172,330	471,007
Americanas SA	22,046	40,209
Atacadao SA	13,900	38,954
B3 SA - Brasil Bolsa Balcao	221,721	553,997
Banco Bradesco SA	51,324	130,837
Banco BTG Pactual SA	37,204	168,291
Banco do Brasil SA	28,713	185,757
Banco Santander Brasil SA	14,000	74,842
BB Seguridade Participacoes SA	24,400	155,348
BRF SA (A)	26,314	40,949
CCR SA	40,100	82,288
Centrais Eletricas Brasileiras SA	20,247	160,937
Centrais Eletricas Brasileiras SA, ADR	1,429	11,718
Cia Brasileira de Distribuicao, ADR	628	1,947
Cia de Saneamento Basico do Estado de Sao Paulo	11,270	121,331
Cia Siderurgica Nacional SA, ADR	11,800	32,568
Cosan SA	40,344	130,744
CPFL Energia SA	7,900	49,650
Energisa SA	6,100	51,095
Engie Brasil Energia SA	7,275	52,240
Equatorial Energia SA	34,400	176,200
Hapvida Participacoes e Investimentos S/A (A)(B)	158,579	152,812
Hypera SA	14,108	120,973
JBS SA	34,073	142,366
Klabin SA	24,000	90,664
Localiza Rent a Car SA	20,289	201,465
Lojas Renner SA	32,186	124,748
Magazine Luiza SA (A)	94,607	49,081
Natura & Company Holding SA	26,929	58,521
Petro Rio SA (A)	24,100	169,755
Petroleo Brasileiro SA	133,229	706,469
Raia Drogasil SA	35,900	161,681
Rede D'Or Sao Luiz SA (B)	13,400	74,854
Rumo SA	45,451	160,543
Sendas Distribuidora SA	24,690	91,239
Suzano SA	22,263	205,556
Suzano SA, ADR	3,164	29,235
Telefonica Brasil SA	9,652	69,721
Telefonica Brasil SA, ADR	6,017	43,022
TIM SA	28,020	65,611
TOTVS SA	17,746	92,530
Ultrapar Participacoes SA	25,400	60,307
Vale SA	130,550	2,211,784
Vibra Energia SA	44,000	129,008
WEG SA	56,116	407,643
		8,350,497

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada - 7.7%
Agnico Eagle Mines, Ltd.	15,877	$825,041
Air Canada (A)	7,300	104,540
Algonquin Power & Utilities Corp.	26,389	171,899
Alimentation Couche-Tard, Inc.	27,900	1,226,034
AltaGas, Ltd.	11,500	198,575
ARC Resources, Ltd.	23,500	316,747
Bank of Montreal	22,976	2,081,415
Barrick Gold Corp.	41,577	712,705
Barrick Gold Corp. (London Stock Exchange)	20,657	365,107
BCE, Inc.	2,924	128,470
Brookfield Asset Management, Ltd., Class A (A)	12,268	351,278
Brookfield Corp. (A)	49,072	1,543,195
BRP, Inc.	1,300	99,113
CAE, Inc. (A)	12,000	232,112
Cameco Corp.	15,100	342,259
Canadian Apartment Properties REIT	3,400	107,173
Canadian Imperial Bank of Commerce	31,400	1,270,146
Canadian National Railway Company	20,300	2,411,412
Canadian Natural Resources, Ltd.	38,260	2,124,645
Canadian Pacific Railway, Ltd.	32,300	2,408,187
Canadian Tire Corp., Ltd., Class A	2,100	219,461
Canadian Utilities, Ltd., Class A	4,600	124,513
CCL Industries, Inc., Class B	5,400	230,677
Cenovus Energy, Inc.	47,759	926,609
CGI, Inc. (A)	7,900	680,952
Constellation Software, Inc.	700	1,092,889
Dollarama, Inc.	9,700	567,314
Element Fleet Management Corp.	13,500	183,955
Emera, Inc.	9,500	363,091
Empire Company, Ltd., Class A	6,200	163,288
Enbridge, Inc.	69,000	2,696,809
Fairfax Financial Holdings, Ltd.	819	485,152
First Quantum Minerals, Ltd.	20,054	419,001
FirstService Corp.	1,500	183,689
Fortis, Inc.	16,539	661,804
Franco-Nevada Corp.	6,587	897,904
George Weston, Ltd.	2,799	347,270
GFL Environmental, Inc.	6,400	186,895
Gildan Activewear, Inc.	7,300	199,914
Great-West Lifeco, Inc.	9,900	228,855
Hydro One, Ltd. (B)	11,900	318,769
iA Financial Corp., Inc.	4,100	240,035
IGM Financial, Inc.	3,000	83,752
Imperial Oil, Ltd.	8,630	420,346
Intact Financial Corp.	6,200	892,498
Ivanhoe Mines, Ltd., Class A (A)	23,800	188,080
Keyera Corp.	8,500	185,757
Kinross Gold Corp.	45,229	184,390
Loblaw Companies, Ltd.	6,140	542,896
Lundin Mining Corp.	26,000	159,572
Magna International, Inc.	10,400	584,213
Manulife Financial Corp. (C)	68,000	1,212,851
Metro, Inc.	9,057	501,480
National Bank of Canada	11,500	774,849
Northland Power, Inc.	8,100	222,122
Nutrien, Ltd.	18,790	1,371,781
Nuvei Corp. (A)(B)	2,600	66,075
Onex Corp.	2,700	130,194
Open Text Corp.	9,700	287,418
Pan American Silver Corp.	7,300	119,151
Parkland Corp.	5,416	118,840
Pembina Pipeline Corp.	18,698	634,682
Power Corp. of Canada	20,512	482,502
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Quebecor, Inc., Class B	6,400	$142,747
Restaurant Brands International, Inc.	10,546	682,063
RioCan Real Estate Investment Trust	6,300	98,315
Ritchie Brothers Auctioneers, Inc.	4,300	248,377
Rogers Communications, Inc., Class B	12,100	566,305
Royal Bank of Canada	47,500	4,465,842
Saputo, Inc.	9,100	225,282
Shaw Communications, Inc., Class B	16,926	487,654
Shopify, Inc., Class A (A)	39,000	1,354,055
Sun Life Financial, Inc.	20,600	956,211
Suncor Energy, Inc.	46,635	1,479,301
TC Energy Corp.	34,197	1,363,334
Teck Resources, Ltd., Class B	16,161	610,752
TELUS Corp.	17,360	335,020
TFI International, Inc.	3,200	320,496
The Bank of Nova Scotia	41,400	2,028,417
The Descartes Systems Group, Inc. (A)	2,900	202,165
The Toronto-Dominion Bank	62,072	4,019,093
Thomson Reuters Corp.	5,854	667,806
TMX Group, Ltd.	2,000	200,177
Toromont Industries, Ltd.	3,200	230,925
Tourmaline Oil Corp.	10,700	539,900
West Fraser Timber Company, Ltd.	2,100	151,637
Wheaton Precious Metals Corp.	15,471	604,443
WSP Global, Inc.	4,300	498,883
		60,081,548
Chile - 0.1%
Antofagasta PLC	15,127	282,386
Banco Santander Chile, ADR	5,508	87,247
Cencosud SA	61,383	101,051
Enel Chile SA, ADR	18,222	41,000
Sociedad Quimica y Minera de Chile SA, ADR	4,430	353,691
		865,375
China - 7.8%
360 DigiTech, Inc., ADR	2,900	59,044
37 Interactive Entertainment Network Technology Group Company, Ltd., Class A	4,700	12,191
3SBio, Inc. (B)	40,500	42,882
AAC Technologies Holdings, Inc. (A)	27,342	62,072
AECC Aviation Power Company, Ltd., Class A	3,600	21,870
Agricultural Bank of China, Ltd., Class A	165,700	69,334
Agricultural Bank of China, Ltd., H Shares	1,000,000	342,097
Aier Eye Hospital Group Company, Ltd., Class A	15,065	67,167
Air China, Ltd., H Shares (A)	84,534	75,035
Airtac International Group	4,185	126,351
Alibaba Group Holding, Ltd. (A)	488,800	5,363,560
Alibaba Group Holding, Ltd., ADR (A)	3,828	337,209
Aluminum Corp. of China, Ltd., A Shares	29,100	18,662
Aluminum Corp. of China, Ltd., H Shares	131,220	55,529
Anhui Conch Cement Company, Ltd., Class A	8,900	34,956
Anhui Conch Cement Company, Ltd., H Shares	44,290	154,327
Anhui Gujing Distillery Company, Ltd., B Shares	3,600	57,627
Anhui Gujing Distillery Company, Ltd., Class A	900	34,463
ANTA Sports Products, Ltd.	41,600	541,081
Autohome, Inc., ADR	2,600	79,560
AVIC Industry-Finance Holdings Company, Ltd., Class A	20,000	9,434

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
AviChina Industry & Technology Company, Ltd., H Shares	72,000	$32,286
Baidu, Inc., Class A (A)	80,000	1,140,859
Bank of Beijing Company, Ltd., Class A	47,000	29,125
Bank of China, Ltd., Class A	78,100	35,484
Bank of China, Ltd., H Shares	2,720,563	984,652
Bank of Communications Company, Ltd., Class A	87,300	59,487
Bank of Communications Company, Ltd., H Shares	292,527	167,880
Bank of Hangzhou Company, Ltd., Class A	11,400	21,416
Bank of Jiangsu Company, Ltd., Class A	33,410	34,993
Bank of Nanjing Company, Ltd., Class A	13,600	20,361
Bank of Ningbo Company, Ltd., Class A	13,750	64,003
Bank of Shanghai Company, Ltd., Class A	31,610	26,857
Baoshan Iron & Steel Company, Ltd., Class A	41,300	33,161
Beijing Capital International Airport Company, Ltd., H Shares (A)	52,789	38,514
Beijing Yuanliu Hongyuan Electronic Technology Company, Ltd., Class A	500	7,274
Bilibili, Inc., ADR (A)(D)	5,800	137,402
Bilibili, Inc., Class Z (A)	520	12,326
BOE Technology Group Company, Ltd., Class A	75,300	36,520
BYD Company, Ltd., Class A	4,000	147,008
BYD Company, Ltd., H Shares	28,105	689,528
BYD Electronic International Company, Ltd.	22,500	71,902
CGN Power Company, Ltd., H Shares (B)	364,000	86,447
Changchun High & New Technology Industry Group, Inc., Class A	800	19,119
China Cinda Asset Management Company, Ltd., H Shares	304,800	42,061
China CITIC Bank Corp., Ltd., H Shares	310,800	137,536
China Coal Energy Company, Ltd., H Shares	70,000	56,836
China Communications Services Corp., Ltd., H Shares	129,600	47,153
China Conch Venture Holdings, Ltd.	57,900	125,604
China Construction Bank Corp., Class A	15,400	12,466
China Construction Bank Corp., H Shares	3,285,914	2,054,976
China Eastern Airlines Corp., Ltd., Class A (A)	15,800	12,548
China Everbright Bank Company, Ltd., Class A	88,600	39,092
China Everbright Bank Company, Ltd., H Shares	120,000	36,537
China Evergrande Group (A)	65,959	1,359
China Feihe, Ltd. (B)	119,000	100,752
China Galaxy Securities Company, Ltd., H Shares	129,500	62,961
China Greatwall Technology Group Company, Ltd., Class A	6,500	9,512
China Hongqiao Group, Ltd.	78,000	73,566
China Huishan Dairy Holdings Company, Ltd. (A)(E)	225,000	0
China International Capital Corp., Ltd., H Shares (B)	52,000	98,726
China Lesso Group Holdings, Ltd.	36,000	37,341
China Life Insurance Company, Ltd., Class A	4,500	23,985
China Life Insurance Company, Ltd., H Shares	255,624	436,284
China Literature, Ltd. (A)(B)	14,000	54,005
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Longyuan Power Group Corp., Ltd., H Shares	114,000	$138,577
China Medical System Holdings, Ltd.	48,300	75,579
China Meidong Auto Holdings, Ltd.	18,000	36,759
China Merchants Bank Company, Ltd., Class A	45,900	244,742
China Merchants Bank Company, Ltd., H Shares	133,823	740,557
China Merchants Securities Company, Ltd., Class A	16,510	31,513
China Merchants Shekou Industrial Zone Holdings Company, Ltd., Class A	17,600	31,854
China Minsheng Banking Corp., Ltd., Class A	78,880	39,132
China Minsheng Banking Corp., Ltd., H Shares	194,496	67,209
China National Building Material Company, Ltd., H Shares	138,000	112,756
China National Nuclear Power Company, Ltd., Class A	20,900	18,017
China Oilfield Services, Ltd., H Shares	56,000	68,065
China Pacific Insurance Group Company, Ltd., Class A	14,000	49,289
China Pacific Insurance Group Company, Ltd., H Shares	94,100	208,085
China Petroleum & Chemical Corp., Class A	56,700	35,524
China Petroleum & Chemical Corp., H Shares	873,361	420,796
China Railway Group, Ltd., Class A	30,000	23,943
China Railway Group, Ltd., H Shares	144,000	75,612
China Resources Mixc Lifestyle Services, Ltd. (B)	23,400	118,534
China Shenhua Energy Company, Ltd., Class A	9,800	38,863
China Shenhua Energy Company, Ltd., H Shares	113,500	326,957
China Southern Airlines Company, Ltd., Class A (A)	13,800	15,051
China Southern Airlines Company, Ltd., H Shares (A)	64,000	41,503
China State Construction Engineering Corp., Ltd., Class A	93,340	72,727
China Three Gorges Renewables Group Company, Ltd., Class A	58,700	47,645
China Tourism Group Duty Free Corp., Ltd., Class A	4,300	133,101
China Tower Corp., Ltd., H Shares (B)	1,496,000	160,531
China Vanke Company, Ltd., Class A	21,600	56,253
China Vanke Company, Ltd., H Shares	56,900	114,468
China Yangtze Power Company, Ltd., Class A	48,900	147,517
Chinasoft International, Ltd. (A)	96,000	83,108
Chongqing Zhifei Biological Products Company, Ltd., Class A	3,100	39,138
CITIC Securities Company, Ltd., Class A	25,185	71,964
CITIC Securities Company, Ltd., H Shares	86,825	174,864
CITIC, Ltd.	207,967	218,663
CMOC Group, Ltd., Class A	28,400	18,515
CMOC Group, Ltd., H Shares	129,000	59,097
Contemporary Amperex Technology Company, Ltd., Class A	4,900	276,104
COSCO SHIPPING Holdings Company, Ltd., Class A	26,000	38,390

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
COSCO SHIPPING Holdings Company, Ltd., H Shares	119,600	$121,578
Country Garden Holdings Company, Ltd.	270,117	90,988
Country Garden Services Holdings Company, Ltd.	69,000	169,267
CRRC Corp., Ltd., H Shares	145,000	58,409
CSC Financial Company, Ltd., Class A	6,200	21,133
CSPC Pharmaceutical Group, Ltd.	303,120	315,570
Dali Foods Group Company, Ltd. (B)	73,000	33,211
Daqo New Energy Corp., ADR (A)	2,500	96,525
Dongfeng Motor Group Company, Ltd., H Shares	91,220	52,121
Dongyue Group, Ltd.	49,000	53,667
East Money Information Company, Ltd., Class A	25,747	71,578
Ecovacs Robotics Company, Ltd., Class A	2,300	24,020
ENN Energy Holdings, Ltd.	26,600	371,550
Eve Energy Company, Ltd., Class A	4,181	52,667
Everbright Securities Company, Ltd., Class A	8,700	18,538
Flat Glass Group Company, Ltd., H Shares	23,000	55,312
Focus Media Information Technology Company, Ltd., Class A	32,700	31,312
Foshan Haitian Flavouring & Food Company, Ltd., Class A	8,580	98,019
Fosun International, Ltd.	85,000	68,993
Foxconn Industrial Internet Company, Ltd., Class A	6,400	8,442
Fuyao Glass Industry Group Company, Ltd., Class A	4,500	22,659
Fuyao Glass Industry Group Company, Ltd., H Shares (B)	20,800	86,850
Ganfeng Lithium Group Company, Ltd., Class A	3,360	33,505
Ganfeng Lithium Group Company, Ltd., H Shares (B)	12,039	89,249
GCL System Integration Technology Company, Ltd., Class A (A)	60,900	25,455
GDS Holdings, Ltd., ADR (A)	3,400	70,108
GDS Holdings, Ltd., Class A (A)	2,800	7,250
Gemdale Corp., Class A	7,300	10,668
Genscript Biotech Corp. (A)	40,000	126,267
GF Securities Company, Ltd., Class A	13,200	29,333
GF Securities Company, Ltd., H Shares	47,800	68,428
GigaDevice Semiconductor, Inc., Class A	1,372	20,188
GoerTek, Inc., Class A	5,200	12,570
Great Wall Motor Company, Ltd., H Shares	104,500	134,619
Greentown China Holdings, Ltd.	29,000	41,935
Greentown Service Group Company, Ltd.	48,000	31,646
Guangdong Haid Group Company, Ltd., Class A	3,500	31,086
Guangzhou Automobile Group Company, Ltd., H Shares	100,310	67,179
Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd., Class A	2,300	9,841
Guosen Securities Company, Ltd., Class A	6,600	8,418
Guotai Junan Securities Company, Ltd., Class A	16,700	32,591
H World Group, Ltd., ADR	6,700	284,214
Haidilao International Holding, Ltd. (A)(B)	38,000	108,378
Haier Smart Home Company, Ltd., Class A	13,600	47,664
Haier Smart Home Company, Ltd., H Shares	83,800	284,424
Haitian International Holdings, Ltd.	21,000	55,970
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Haitong Securities Company, Ltd., Class A	18,000	$22,478
Haitong Securities Company, Ltd., H Shares	113,200	69,427
Hangzhou First Applied Material Company, Ltd., Class A	3,920	37,346
Hangzhou Silan Microelectronics Company, Ltd., Class A	2,600	12,232
Hangzhou Tigermed Consulting Company, Ltd., A Shares	1,700	25,544
Hangzhou Tigermed Consulting Company, Ltd., H Shares (B)	4,100	47,149
Hansoh Pharmaceutical Group Company, Ltd. (B)	40,000	75,565
Henan Shuanghui Investment & Development Company, Ltd., Class A	4,400	16,392
Hengan International Group Company, Ltd.	25,000	132,547
Hengli Petrochemical Company, Ltd., Class A	9,500	21,185
Hithink RoyalFlush Information Network Company, Ltd., Class A	900	12,737
Hua Hong Semiconductor, Ltd. (A)(B)	20,000	69,304
Huadong Medicine Company, Ltd., Class A	2,800	18,805
Hualan Biological Engineering, Inc., Class A	4,030	13,108
Huaneng Power International, Inc., H Shares (A)	149,436	70,390
Huatai Securities Company, Ltd., Class A	16,400	29,998
Huatai Securities Company, Ltd., H Shares (B)	48,800	55,657
Huaxia Bank Company, Ltd., Class A	28,500	21,266
Huayu Automotive Systems Company, Ltd., Class A	5,100	12,674
Hundsun Technologies, Inc., Class A	3,075	17,835
Hygeia Healthcare Holdings Company, Ltd. (A)(B)	11,400	81,336
Iflytek Company, Ltd., Class A	9,600	45,202
Industrial & Commercial Bank of China, Ltd., Class A	120,000	74,875
Industrial & Commercial Bank of China, Ltd., H Shares	1,927,735	988,715
Industrial Bank Company, Ltd., Class A	46,200	116,676
Industrial Securities Company, Ltd., Class A	14,900	12,271
Ingenic Semiconductor Company, Ltd., Class A	2,800	28,341
Inner Mongolia BaoTou Steel Union Company, Ltd., Class A	48,800	13,458
Inner Mongolia Yili Industrial Group Company, Ltd., Class A	13,600	60,474
Inner Mongolia Yitai Coal Company, Ltd., Class B	36,400	47,992
Innovent Biologics, Inc. (A)(B)	35,000	148,964
Inspur Electronic Information Industry Company, Ltd., Class A	3,248	10,033
iQIYI, Inc., ADR (A)	12,000	63,600
JA Solar Technology Company, Ltd., Class A	4,480	38,595
JD Health International, Inc. (A)(B)	38,200	344,948
JD.com, Inc., Class A	73,673	2,056,703
Jiangsu Expressway Company, Ltd., H Shares	41,145	37,454
Jiangsu Hengli Hydraulic Company, Ltd., Class A	2,960	26,841

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Jiangsu Hengrui Medicine Company, Ltd., Class A	14,198	$78,511
Jiangsu King's Luck Brewery JSC, Ltd., Class A	2,800	20,451
Jiangsu Yanghe Brewery Joint-Stock Company, Ltd., Class A	3,400	78,185
Jiangxi Copper Company, Ltd., H Shares	39,075	57,368
Jiumaojiu International Holdings, Ltd. (B)	22,000	58,326
Kanzhun, Ltd., ADR (A)	2,900	59,073
KE Holdings, Inc., ADR (A)	11,800	164,728
Kingdee International Software Group Company, Ltd. (A)	89,000	188,867
Kingsoft Corp., Ltd.	32,800	108,701
Koolearn Technology Holding, Ltd. (A)(B)	13,500	89,939
Kuaishou Technology (A)(B)	59,600	535,761
Kweichow Moutai Company, Ltd., Class A	2,500	618,440
Lenovo Group, Ltd.	257,436	209,681
Lens Technology Company, Ltd., Class A	7,300	11,037
Lepu Medical Technology Beijing Company, Ltd., Class A	4,000	13,193
Li Auto, Inc., ADR (A)	19,000	387,600
Li Ning Company, Ltd.	80,500	692,220
Lingyi iTech Guangdong Company, Class A (A)	12,700	8,287
Longfor Group Holdings, Ltd. (B)	62,600	192,631
LONGi Green Energy Technology Company, Ltd., Class A	15,064	91,218
Lufax Holding, Ltd., ADR	28,800	55,872
Luxshare Precision Industry Company, Ltd., Class A	15,495	70,600
Luzhou Laojiao Company, Ltd., Class A	3,300	106,043
Mango Excellent Media Company, Ltd., Class A	3,300	14,212
Maxscend Microelectronics Company, Ltd., Class A	1,440	23,650
Meinian Onehealth Healthcare Holdings Company, Ltd., Class A (A)	8,300	7,311
Meituan, Class B (A)(B)	150,500	3,334,453
Metallurgical Corp. of China, Ltd., Class A	28,700	13,097
Microport Scientific Corp. (A)	25,019	65,276
Minth Group, Ltd.	26,000	70,179
Muyuan Foods Company, Ltd., Class A	9,282	64,936
NARI Technology Company, Ltd., Class A	14,832	51,835
NAURA Technology Group Company, Ltd., Class A	1,100	35,597
NetEase, Inc.	71,000	1,029,785
New China Life Insurance Company, Ltd., Class A	4,600	19,838
New China Life Insurance Company, Ltd., H Shares	29,500	71,823
New Hope Liuhe Company, Ltd., Class A (A)	6,800	12,603
New Oriental Education & Technology Group, Inc. (A)	51,000	179,778
NIO, Inc., ADR (A)	45,100	439,725
Nongfu Spring Company, Ltd., H Shares (B)	60,400	340,160
Orient Securities Company, Ltd., Class A	12,288	15,764
Perfect World Company, Ltd., Class A	4,350	7,946
PetroChina Company, Ltd., Class A	36,000	25,743
PetroChina Company, Ltd., H Shares	712,261	325,356
Pharmaron Beijing Company, Ltd., H Shares (B)	6,300	43,289
PICC Property & Casualty Company, Ltd., H Shares	252,363	238,608
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Pinduoduo, Inc., ADR (A)	15,900	$1,296,645
Ping An Bank Company, Ltd., Class A	38,200	72,107
Ping An Healthcare and Technology Company, Ltd. (A)(B)	17,400	46,968
Ping An Insurance Group Company of China, Ltd., Class A	24,100	162,227
Ping An Insurance Group Company of China, Ltd., H Shares	224,790	1,476,813
Poly Developments and Holdings Group Company, Ltd., Class A	26,500	57,435
Pop Mart International Group, Ltd. (B)	19,200	48,328
Postal Savings Bank of China Company, Ltd., H Shares (B)	331,000	204,828
Power Construction Corp. of China, Ltd., Class A	20,500	20,811
Raytron Technology Company, Ltd., Class A	2,601	13,890
RLX Technology, Inc., ADR (A)	24,900	57,270
Rongsheng Petrochemical Company, Ltd., Class A	13,950	24,644
SAIC Motor Corp., Ltd., Class A	17,300	35,795
Sangfor Technologies, Inc., Class A	700	11,337
Sany Heavy Equipment International Holdings Company, Ltd.	38,000	38,874
Sany Heavy Industry Company, Ltd., Class A	18,600	42,111
Seazen Holdings Company, Ltd., Class A (A)	5,000	14,650
SF Holding Company, Ltd., Class A	10,100	83,704
Shaanxi Coal Industry Company, Ltd., Class A	13,400	35,767
Shandong Gold Mining Company, Ltd., Class A	5,880	16,160
Shandong Gold Mining Company, Ltd., H Shares (B)	21,500	39,729
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	80,000	130,718
Shanghai Baosight Software Company, Ltd., Class B	22,880	70,721
Shanghai Fosun Pharmaceutical Group Company, Ltd., Class A	3,200	16,201
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	17,500	55,781
Shanghai International Airport Company, Ltd., Class A (A)	1,600	13,255
Shanghai International Port Group Company, Ltd., Class A	13,700	10,515
Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd., B Shares	39,240	31,653
Shanghai M&G Stationery, Inc., Class A	2,000	15,781
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	31,100	51,631
Shanghai Pudong Development Bank Company, Ltd., Class A	65,300	68,292
Shanxi Xinghuacun Fen Wine Factory Company, Ltd., Class A	1,960	80,093
Shengyi Technology Company, Ltd., Class A	5,100	10,552
Shennan Circuits Company, Ltd., Class A	1,120	11,603
Shenwan Hongyuan Group Company, Ltd., Class A	36,200	20,701
Shenzhen Inovance Technology Company, Ltd., Class A	5,550	55,377
Shenzhen Kangtai Biological Products Company, Ltd., Class A	2,240	10,134

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Shenzhen Mindray Bio-Medical Electronics Company, Ltd., Class A	2,500	$113,369
Shenzhen Overseas Chinese Town Company, Ltd., Class A	13,200	10,081
Shenzhou International Group Holdings, Ltd.	28,300	315,598
Shimao Services Holdings, Ltd. (A)(B)	34,000	12,153
Sichuan Chuantou Energy Company, Ltd., Class A	9,800	17,253
Silergy Corp.	12,000	169,499
Sinopharm Group Company, Ltd., H Shares	42,800	108,332
Smoore International Holdings, Ltd. (B)	62,000	95,104
Songcheng Performance Development Company, Ltd., Class A	5,760	12,086
Sunac China Holdings, Ltd. (A)(E)	87,000	45,944
Sungrow Power Supply Company, Ltd., Class A	3,000	48,139
Sunny Optical Technology Group Company, Ltd.	24,400	287,771
TAL Education Group, ADR (A)	12,800	90,240
TCL Technology Group Corp., Class A	21,800	11,629
TCL Zhonghuan Renewable Energy Technology Company, Ltd., Class A	6,600	35,622
Tencent Holdings, Ltd.	214,000	9,073,678
Tencent Music Entertainment Group, ADR (A)	25,200	208,656
The People's Insurance Company Group of China, Ltd., H Shares	265,000	87,666
Thunder Software Technology Company, Ltd., Class A	900	12,952
Tingyi Cayman Islands Holding Corp.	76,000	134,066
Tongcheng Travel Holdings, Ltd. (A)	41,600	99,364
Tongwei Company, Ltd., Class A	6,200	34,315
Topsports International Holdings, Ltd. (B)	64,000	50,424
TravelSky Technology, Ltd., H Shares	31,000	65,151
Trip.com Group, Ltd., ADR (A)	18,900	650,160
Tsingtao Brewery Company, Ltd., H Shares	22,000	216,636
Unigroup Guoxin Microelectronics Company, Ltd., Class A	1,679	31,752
Uni-President China Holdings, Ltd.	46,000	45,915
Unisplendour Corp., Ltd., Class A	5,320	14,911
Vipshop Holdings, Ltd., ADR (A)	15,300	208,692
Walvax Biotechnology Company, Ltd., Class A	3,400	19,593
Wanhua Chemical Group Company, Ltd., Class A	7,000	93,069
Want Want China Holdings, Ltd.	163,000	108,616
Weibo Corp., ADR (A)	2,390	45,697
Weichai Power Company, Ltd., Class A	9,600	14,013
Weichai Power Company, Ltd., H Shares	64,720	85,572
Wens Foodstuffs Group Company, Ltd., Class A	14,160	39,939
Will Semiconductor Company, Ltd., Class A	4,185	46,317
Wuliangye Yibin Company, Ltd., Class A	8,600	222,646
WUS Printed Circuit Kunshan Company, Ltd., Class A	4,180	7,147
WuXi AppTec Company, Ltd., Class A	5,544	64,269
WuXi AppTec Company, Ltd., H Shares (B)	12,106	127,022
WuXi Biologics Cayman, Inc. (A)(B)	122,500	927,804
Wuxi Shangji Automation Company, Ltd., Class A	1,540	23,361
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Xiaomi Corp., Class B (A)(B)	522,200	$724,872
Xinjiang Goldwind Science & Technology Company, Ltd., Class A	7,700	12,154
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares	22,200	19,679
Xinyi Solar Holdings, Ltd.	172,835	190,178
XPeng, Inc., ADR (A)	14,400	143,136
Xtep International Holdings, Ltd.	45,000	49,803
Yadea Group Holdings, Ltd. (B)	42,000	69,929
Yankuang Energy Group Company, Ltd., H Shares	49,990	152,052
Yihai International Holding, Ltd. (A)	16,000	56,278
Yonyou Network Technology Company, Ltd., Class A	5,200	18,025
Yum China Holdings, Inc.	15,400	841,610
Yunda Holding Company, Ltd., Class A	3,120	6,438
Yunnan Baiyao Group Company, Ltd., Class A	3,920	30,609
Yunnan Energy New Material Company, Ltd., Class A	1,800	33,933
Zai Lab, Ltd., ADR (A)	3,100	95,170
Zhangzhou Pientzehuang Pharmaceutical Company, Ltd., Class A	1,000	41,385
Zhaojin Mining Industry Company, Ltd., H Shares (A)	40,000	44,216
Zhejiang Chint Electrics Company, Ltd., Class A	4,800	19,078
Zhejiang Dahua Technology Company, Ltd., Class A	4,800	7,789
Zhejiang Expressway Company, Ltd., H Shares	49,718	38,230
Zhejiang Huayou Cobalt Company, Ltd., Class A	3,300	26,289
Zhejiang Jingsheng Mechanical & Electrical Company, Ltd., Class A	2,600	23,747
Zhejiang NHU Company, Ltd., Class A	6,912	18,629
Zhejiang Supor Company, Ltd., Class A	1,200	8,518
ZhongAn Online P&C Insurance Company, Ltd., H Shares (A)(B)	24,300	66,180
Zhongsheng Group Holdings, Ltd.	20,000	102,442
Zhuzhou CRRC Times Electric Company, Ltd.	18,000	88,905
Zijin Mining Group Company, Ltd., Class A	27,800	39,735
Zijin Mining Group Company, Ltd., H Shares	193,469	260,021
Zoomlion Heavy Industry Science and Technology Company, Ltd., Class A	14,300	11,177
ZTE Corp., Class A	7,600	28,183
ZTE Corp., H Shares	25,887	56,871
ZTO Express Cayman, Inc., ADR	15,400	413,798
		60,778,948
Colombia - 0.0%
Bancolombia SA, ADR	3,847	109,793
Czech Republic - 0.0%
CEZ AS	5,524	187,855
Komercni banka AS	3,440	99,409
Moneta Money Bank AS (B)	17,731	59,635
		346,899
Denmark - 1.9%
A.P. Moller - Maersk A/S, Series A	118	260,055
A.P. Moller - Maersk A/S, Series B	184	411,903
Carlsberg A/S, Class B	3,694	489,998
Chr. Hansen Holding A/S	4,006	288,163

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Denmark (continued)
Coloplast A/S, B Shares	4,360	$510,786
Danske Bank A/S	26,235	517,436
Demant A/S (A)	3,300	92,023
DSV A/S	6,560	1,037,380
Genmab A/S (A)	2,393	1,011,748
Novo Nordisk A/S, B Shares	56,527	7,677,246
Novozymes A/S, B Shares	7,605	385,830
Orsted A/S (B)	6,916	625,245
Pandora A/S	3,738	264,207
ROCKWOOL A/S, B Shares	352	82,404
Tryg A/S	13,079	310,830
Vestas Wind Systems A/S	36,668	1,069,630
		15,034,884
Egypt - 0.0%
Commercial International Bank Egypt SAE	103,464	173,780
Finland - 0.8%
Elisa OYJ	4,868	258,028
Fortum OYJ	16,798	279,754
Kesko OYJ, B Shares	9,211	203,527
Kone OYJ, B Shares	11,833	612,613
Neste OYJ	14,709	678,332
Nokia OYJ	128,632	597,584
Nokia OYJ (Euronext Paris Exchange)	56,247	262,099
Nordea Bank ABP	108,931	1,166,864
Nordea Bank ABP	1,569	16,846
Orion OYJ, Class B	3,379	185,247
Sampo OYJ, A Shares	17,039	889,935
Stora Enso OYJ, R Shares	20,482	288,785
UPM-Kymmene OYJ	19,972	747,377
Wartsila OYJ ABP	15,222	128,352
		6,315,343
France - 7.4%
Accor SA (A)	6,145	153,302
Aeroports de Paris (A)	1,190	159,426
Air Liquide SA	17,904	2,541,203
Airbus SE	20,253	2,408,124
Alstom SA	12,058	295,018
Amundi SA (B)	2,415	136,952
Arkema SA	1,999	179,799
AXA SA	66,380	1,849,044
BioMerieux	1,432	150,451
BNP Paribas SA	38,662	2,201,375
Bollore SE	32,561	181,963
Bouygues SA	8,158	244,672
Bureau Veritas SA	10,297	271,366
Capgemini SE	5,786	967,278
Carrefour SA	23,459	392,373
Cie de Saint-Gobain	18,075	884,241
Cie Generale des Etablissements Michelin SCA	23,852	664,450
Covivio	2,169	128,748
Credit Agricole SA	45,282	476,335
Danone SA	22,299	1,175,281
Dassault Aviation SA	980	166,201
Dassault Systemes SE	24,046	864,683
Edenred	8,717	474,424
Eiffage SA	3,075	302,469
Electricite de France SA	17,250	221,461
Engie SA	66,203	947,103
EssilorLuxottica SA	10,020	1,812,944
Eurazeo SE	1,666	103,721
Faurecia SE (A)	633	9,602
Gecina SA	1,814	184,810
Getlink SE	16,925	271,022
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Hermes International	1,082	$1,674,770
Ipsen SA	1,496	160,910
Kering SA	2,569	1,307,431
Klepierre SA (A)	8,046	185,706
La Francaise des Jeux SAEM (B)	3,888	156,447
Legrand SA	9,699	777,680
L'Oreal SA	8,231	2,947,492
LVMH Moet Hennessy Louis Vuitton SE	9,451	6,877,404
Orange SA	72,639	720,730
Pernod Ricard SA	7,161	1,408,726
Publicis Groupe SA	8,401	536,673
Remy Cointreau SA	936	157,822
Renault SA (A)	7,048	235,181
Safran SA	11,681	1,463,087
Sanofi	39,156	3,775,666
Sartorius Stedim Biotech SA	1,029	334,391
Schneider Electric SE	17,968	2,523,320
Schneider Electric SE (Euronext London Exchange)	623	88,350
SEB SA	1,019	85,495
Societe Generale SA	29,342	736,002
Sodexo SA	3,211	307,222
Teleperformance	2,141	511,837
Thales SA	4,046	516,951
TotalEnergies SE	84,703	5,317,059
Ubisoft Entertainment SA (A)	3,643	102,917
Unibail-Rodamco-Westfield (Euronext Amsterdam Exchange) (A)	3,595	187,932
Unibail-Rodamco-Westfield, CHESS Depositary Interest (A)	27,093	70,839
Valeo	8,882	158,702
Veolia Environnement SA	23,848	612,759
Vinci SA	18,446	1,838,820
Vivendi SE	29,108	278,066
Wendel SE	1,176	109,849
Worldline SA (A)(B)	8,877	347,644
		57,333,721
Germany - 4.8%
adidas AG	5,907	800,552
Allianz SE	14,190	3,030,374
BASF SE	31,532	1,552,587
Bayer AG	33,683	1,733,661
Bayerische Motoren Werke AG	11,277	998,406
Bechtle AG	3,255	115,058
Beiersdorf AG	3,796	433,774
Brenntag SE	5,855	373,401
Carl Zeiss Meditec AG, Bearer Shares	1,435	180,370
Commerzbank AG (A)	37,723	352,694
Continental AG	4,116	245,373
Covestro AG (B)	7,081	275,847
Daimler Truck Holding AG (A)	15,182	466,719
Delivery Hero SE (A)(B)	6,014	288,609
Deutsche Bank AG	70,362	790,976
Deutsche Boerse AG	6,468	1,113,722
Deutsche Lufthansa AG (A)	23,929	197,248
Deutsche Post AG	33,981	1,271,791
Deutsche Telekom AG	110,734	2,203,221
E.ON SE	76,314	758,712
Evonik Industries AG	8,081	154,135
Fresenius Medical Care AG & Company KGaA	6,818	222,692
Fresenius SE & Company KGaA	15,618	436,239
GEA Group AG	5,882	239,206
Hannover Rueck SE	1,990	392,641
HeidelbergCement AG	5,549	314,433

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
HelloFresh SE (A)	6,177	$134,812
Henkel AG & Company KGaA	3,884	249,603
Infineon Technologies AG	44,694	1,358,332
Knorr-Bremse AG	2,779	151,184
LEG Immobilien SE	2,555	166,633
Mercedes-Benz Group AG	27,413	1,792,665
Merck KGaA	4,683	903,537
MTU Aero Engines AG	1,991	428,333
Muenchener Rueckversicherungs-Gesellschaft AG	4,786	1,548,125
Nemetschek SE	2,010	102,764
Puma SE	3,943	238,327
Rational AG	207	122,922
Rheinmetall AG	1,488	296,224
RWE AG	21,783	962,973
SAP SE	35,971	3,713,659
Scout24 SE (B)	3,211	161,621
Siemens AG	26,349	3,632,231
Siemens Energy AG	15,127	284,026
Siemens Healthineers AG (B)	10,330	515,276
Symrise AG	4,743	515,112
Telefonica Deutschland Holding AG	44,170	108,482
United Internet AG	4,503	90,801
Volkswagen AG	1,264	198,290
Vonovia SE	23,879	562,502
Zalando SE (A)(B)	8,154	287,059
		37,467,934
Greece - 0.1%
Alpha Services and Holdings SA (A)	74,045	79,247
Eurobank Ergasias Services and Holdings SA (A)	85,715	96,546
FF Group (A)(E)	1,869	3,001
Hellenic Telecommunications Organization SA	8,503	132,809
JUMBO SA	5,651	96,920
Mytilineos SA	3,417	74,236
National Bank of Greece SA (A)	18,750	75,189
OPAP SA	9,908	140,175
Public Power Corp. SA (A)	6,989	49,055
		747,178
Hong Kong - 2.5%
AIA Group, Ltd.	413,200	4,563,129
Alibaba Health Information Technology, Ltd. (A)	162,000	136,363
Beijing Enterprises Holdings, Ltd.	19,786	63,173
Beijing Enterprises Water Group, Ltd.	198,000	50,630
BOC Hong Kong Holdings, Ltd.	132,328	449,227
Bosideng International Holdings, Ltd.	108,000	51,178
Budweiser Brewing Company APAC, Ltd. (B)	67,400	210,692
China Common Rich Renewable Energy Investments, Ltd. (A)(E)	428,695	11,808
China Everbright Environment Group, Ltd.	117,851	52,477
China Gas Holdings, Ltd.	104,200	151,013
China Jinmao Holdings Group, Ltd.	242,563	51,895
China Mengniu Dairy Company, Ltd. (A)	108,004	487,002
China Merchants Port Holdings Company, Ltd.	50,141	73,205
China Overseas Land & Investment, Ltd.	131,382	343,810
China Overseas Property Holdings, Ltd.	45,000	46,619
China Power International Development, Ltd.	185,000	77,901
China Resources Beer Holdings Company, Ltd.	55,979	389,367
China Resources Cement Holdings, Ltd.	88,000	46,504
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China Resources Gas Group, Ltd.	30,000	$111,917
China Resources Land, Ltd.	110,964	504,816
China Resources Power Holdings Company, Ltd.	68,244	139,060
China Ruyi Holdings, Ltd. (A)	156,000	38,894
China State Construction International Holdings, Ltd.	71,250	79,776
China Taiping Insurance Holdings Company, Ltd.	60,500	75,066
China Traditional Chinese Medicine Holdings Company, Ltd.	80,000	36,280
Chow Tai Fook Jewellery Group, Ltd.	80,800	164,199
CK Asset Holdings, Ltd.	73,046	448,004
CK Hutchison Holdings, Ltd.	97,163	582,089
CK Infrastructure Holdings, Ltd.	24,772	129,261
CLP Holdings, Ltd.	59,400	432,763
COSCO SHIPPING Ports, Ltd.	63,353	50,277
ESR Group, Ltd. (B)	75,200	157,209
Far East Horizon, Ltd.	66,000	51,409
Futu Holdings, Ltd., ADR (A)	1,700	69,105
Galaxy Entertainment Group, Ltd.	80,000	525,973
GCL Technology Holdings, Ltd. (A)	694,000	175,108
Geely Automobile Holdings, Ltd.	206,000	297,574
Guangdong Investment, Ltd.	99,220	101,309
Hang Lung Properties, Ltd.	74,326	144,788
Hang Seng Bank, Ltd.	27,319	453,125
Henderson Land Development Company, Ltd.	55,324	192,594
HK Electric Investments, Ltd.	111,500	73,724
HKT Trust & HKT, Ltd.	145,233	177,783
Hong Kong & China Gas Company, Ltd.	404,091	383,243
Hong Kong Exchanges & Clearing, Ltd.	41,214	1,770,976
Hongkong Land Holdings, Ltd.	44,100	202,896
Hopson Development Holdings, Ltd.	29,282	28,632
Jardine Matheson Holdings, Ltd.	5,400	274,703
Kingboard Holdings, Ltd.	22,500	71,350
Kingboard Laminates Holdings, Ltd.	36,500	39,999
Kunlun Energy Company, Ltd.	134,000	95,268
Link REIT	75,539	552,745
MTR Corp., Ltd.	57,605	304,664
New World Development Company, Ltd.	57,618	161,629
Nine Dragons Paper Holdings, Ltd.	55,000	50,003
Orient Overseas International, Ltd.	4,500	81,106
Power Assets Holdings, Ltd.	51,582	281,920
Shenzhen International Holdings, Ltd.	42,351	41,455
Shimao Group Holdings, Ltd. (A)(E)	41,500	21,150
Sino Biopharmaceutical, Ltd.	346,500	201,774
Sino Land Company, Ltd.	136,732	170,544
SITC International Holdings Company, Ltd.	52,000	115,255
Sun Hung Kai Properties, Ltd.	49,630	677,915
Super Hi International Holding, Ltd. (A)	3,800	4,839
Swire Pacific, Ltd., Class A	18,163	159,215
Swire Properties, Ltd.	43,628	110,505
Techtronic Industries Company, Ltd.	49,500	549,789
Vinda International Holdings, Ltd.	12,000	35,223
WH Group, Ltd. (B)	320,343	186,836
Wharf Real Estate Investment Company, Ltd.	62,876	366,199
Xinyi Glass Holdings, Ltd.	71,000	131,178
Yuexiu Property Company, Ltd.	48,800	58,875
		19,597,982
Hungary - 0.0%
MOL Hungarian Oil & Gas PLC	12,392	86,363
OTP Bank NYRT	7,225	196,311

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hungary (continued)
Richter Gedeon NYRT	4,794	$106,453
		389,127
India - 4.0%
ABB India, Ltd.	1,809	58,513
ACC, Ltd.	2,508	73,980
Adani Enterprises, Ltd.	9,077	421,775
Adani Green Energy, Ltd. (A)	10,747	249,116
Adani Ports & Special Economic Zone, Ltd.	16,979	167,784
Adani Power, Ltd. (A)	26,354	95,435
Adani Total Gas, Ltd.	9,077	402,250
Adani Transmission, Ltd. (A)	9,077	281,337
Ambuja Cements, Ltd.	22,913	144,890
Apollo Hospitals Enterprise, Ltd.	3,469	187,391
Asian Paints, Ltd.	12,839	477,166
AU Small Finance Bank, Ltd. (B)	5,380	42,529
Aurobindo Pharma, Ltd.	9,153	48,435
Avenue Supermarts, Ltd. (A)(B)	5,887	287,871
Axis Bank, Ltd.	80,176	903,383
Bajaj Auto, Ltd.	2,394	104,739
Bajaj Finance, Ltd.	9,199	728,896
Bajaj Finserv, Ltd.	13,150	245,308
Bajaj Holdings & Investment, Ltd.	912	62,935
Balkrishna Industries, Ltd.	2,904	74,795
Bandhan Bank, Ltd. (A)(B)	22,207	62,688
Berger Paints India, Ltd.	8,085	56,739
Bharat Electronics, Ltd.	121,575	146,987
Bharat Forge, Ltd.	9,316	98,865
Bharat Petroleum Corp., Ltd.	29,814	119,029
Bharti Airtel, Ltd.	75,053	731,982
Biocon, Ltd.	14,021	44,325
Britannia Industries, Ltd.	3,618	188,555
Cholamandalam Investment and Finance Company, Ltd.	13,536	118,475
Cipla, Ltd.	18,101	235,402
Coal India, Ltd.	53,104	144,467
Colgate-Palmolive India, Ltd.	4,075	75,716
Container Corp. of India, Ltd.	9,153	81,852
Dabur India, Ltd.	21,327	144,506
Divi's Laboratories, Ltd.	4,431	183,085
DLF, Ltd.	20,605	93,044
Dr. Reddy's Laboratories, Ltd., ADR	3,708	191,889
Eicher Motors, Ltd.	4,712	182,970
GAIL India, Ltd., GDR	14,931	105,408
Godrej Consumer Products, Ltd. (A)	11,997	126,570
Godrej Properties, Ltd. (A)	4,161	61,367
Grasim Industries, Ltd.	8,313	172,411
Havells India, Ltd.	7,516	99,914
HCL Technologies, Ltd.	37,954	474,924
HDFC Life Insurance Company, Ltd. (B)	32,478	221,893
Hero MotoCorp, Ltd.	4,200	138,582
Hindalco Industries, Ltd.	56,656	324,172
Hindustan Petroleum Corp., Ltd.	20,412	57,952
Hindustan Unilever, Ltd.	27,831	860,786
Housing Development Finance Corp., Ltd.	58,802	1,872,491
ICICI Bank, Ltd.	94,927	1,023,420
ICICI Bank, Ltd., ADR	41,314	904,363
ICICI Lombard General Insurance Company, Ltd. (B)	8,559	128,020
ICICI Prudential Life Insurance Company, Ltd. (B)	11,948	64,957
Indian Oil Corp., Ltd.	97,345	89,974
Indian Railway Catering & Tourism Corp., Ltd.	7,983	61,530
Indraprastha Gas, Ltd.	10,515	52,600
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Indus Towers, Ltd.	29,936	$68,896
Info Edge India, Ltd.	2,660	125,686
Infosys, Ltd., ADR	113,913	2,051,573
InterGlobe Aviation, Ltd. (A)(B)	3,319	80,052
ITC, Ltd.	101,934	407,340
Jindal Steel & Power, Ltd.	13,940	98,253
JSW Steel, Ltd.	27,061	251,698
Jubilant Foodworks, Ltd.	12,635	77,876
Kotak Mahindra Bank, Ltd.	19,140	420,817
Larsen & Toubro, Ltd.	23,070	579,946
LTIMindtree, Ltd. (B)	3,348	176,183
Lupin, Ltd.	7,740	68,403
Mahindra & Mahindra, Ltd., GDR	28,458	424,079
Marico, Ltd.	17,795	109,516
Maruti Suzuki India, Ltd.	4,543	460,602
Mphasis, Ltd.	2,804	66,793
MRF, Ltd.	64	68,360
Muthoot Finance, Ltd.	4,018	51,519
Nestle India, Ltd.	1,140	269,317
NTPC, Ltd.	133,259	268,558
Oil & Natural Gas Corp., Ltd.	90,136	160,722
Page Industries, Ltd.	194	100,526
Petronet LNG, Ltd.	21,320	55,466
PI Industries, Ltd.	2,778	114,995
Pidilite Industries, Ltd.	5,254	162,206
Power Grid Corp. of India, Ltd.	108,193	279,270
Reliance Capital, Ltd., GDR (A)(B)	4,327	479
Reliance Industries, Ltd.	19,318	593,028
Reliance Industries, Ltd., GDR (B)	42,342	2,597,421
Samvardhana Motherson International, Ltd.	55,959	50,174
SBI Cards & Payment Services, Ltd.	7,827	75,116
SBI Life Insurance Company, Ltd. (B)	15,378	228,649
Shree Cement, Ltd.	373	104,605
Shriram Finance, Ltd.	6,993	116,431
Siemens, Ltd.	2,378	81,040
SRF, Ltd.	4,927	136,287
State Bank of India, GDR	5,914	436,980
Sun Pharmaceutical Industries, Ltd.	32,788	395,951
Tata Consultancy Services, Ltd.	31,616	1,242,564
Tata Consumer Products, Ltd.	22,130	206,161
Tata Elxsi, Ltd.	1,170	88,841
Tata Motors, Ltd. (A)	19,116	89,527
Tata Motors, Ltd., ADR (A)	7,109	164,289
Tata Steel, Ltd., GDR	23,852	321,845
Tech Mahindra, Ltd.	22,395	274,376
The Indian Hotels Company, Ltd.	29,101	111,896
The Tata Power Company, Ltd.	47,830	120,020
Titan Company, Ltd.	12,240	383,684
Torrent Pharmaceuticals, Ltd.	3,534	66,042
Trent, Ltd.	6,052	98,641
Tube Investments of India, Ltd.	3,625	120,680
TVS Motor Company, Ltd.	7,300	95,564
UltraTech Cement, Ltd.	2,456	206,117
UltraTech Cement, Ltd., GDR	1,026	86,305
United Spirits, Ltd. (A)	10,125	107,073
UPL, Ltd.	17,118	148,060
Varun Beverages, Ltd.	7,763	123,968
Vedanta, Ltd.	25,335	94,325
Wipro, Ltd., ADR	51,326	239,179
Yes Bank, Ltd. (A)	334,558	83,636
Zomato, Ltd. (A)	52,192	37,478
		31,125,522
Indonesia - 0.5%
Adaro Energy Indonesia Tbk PT	315,000	78,030
Aneka Tambang Tbk	287,300	36,561

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Astra International Tbk PT	679,000	$248,480
Bank Central Asia Tbk PT	1,804,500	989,476
Bank Jago Tbk PT (A)	143,300	34,202
Bank Mandiri Persero Tbk PT	715,674	456,381
Bank Negara Indonesia Persero Tbk PT	276,500	163,817
Bank Rakyat Indonesia Persero Tbk PT	2,374,148	752,724
Barito Pacific Tbk PT	1,278,862	62,007
Charoen Pokphand Indonesia Tbk PT	276,000	100,186
Indah Kiat Pulp & Paper Tbk PT	97,300	54,519
Indofood CBP Sukses Makmur Tbk PT	114,400	73,461
Indofood Sukses Makmur Tbk PT	147,500	63,761
Kalbe Farma Tbk PT	855,000	114,781
Merdeka Copper Gold Tbk PT (A)	511,905	135,242
Sarana Menara Nusantara Tbk PT	949,300	67,108
Semen Indonesia Persero Tbk PT	126,835	53,563
Sumber Alfaria Trijaya Tbk PT	567,500	96,718
Telkom Indonesia Persero Tbk PT	1,600,100	385,324
Telkom Indonesia Persero Tbk PT, ADR	358	8,538
Unilever Indonesia Tbk PT	332,500	100,440
United Tractors Tbk PT	55,279	92,663
Vale Indonesia Tbk PT (A)	84,900	38,620
		4,206,602
Ireland - 0.7%
AerCap Holdings NV (A)	4,600	268,272
AIB Group PLC	36,515	140,159
Bank of Ireland Group PLC	36,548	348,276
CRH PLC	27,337	1,087,193
DCC PLC	3,819	187,789
Experian PLC	31,438	1,064,758
Flutter Entertainment PLC (A)	505	69,201
Flutter Entertainment PLC (London Stock Exchange) (A)	5,220	706,707
James Hardie Industries PLC, CHESS Depositary Interest	15,679	282,196
Kerry Group PLC, Class A (London Stock Exchange)	5,738	523,046
Kingspan Group PLC	5,492	297,445
Smurfit Kappa Group PLC	8,017	295,432
		5,270,474
Israel - 0.5%
Azrieli Group, Ltd.	1,424	94,964
Bank Hapoalim BM	40,928	368,513
Bank Leumi Le-Israel BM	54,437	453,395
Bezeq The Israeli Telecommunication Corp., Ltd.	70,881	121,597
Check Point Software Technologies, Ltd. (A)	3,516	443,579
CyberArk Software, Ltd. (A)	1,300	168,545
Elbit Systems, Ltd.	908	147,670
ICL Group, Ltd.	27,153	196,193
Isracard, Ltd.	1	2
Israel Discount Bank, Ltd., Class A	41,515	217,951
Mizrahi Tefahot Bank, Ltd.	5,543	178,902
Nice, Ltd. (A)	2,200	423,232
Teva Pharmaceutical Industries, Ltd. (A)	33,126	305,476
Teva Pharmaceutical Industries, Ltd., ADR (A)	5,800	52,896
Tower Semiconductor, Ltd. (A)	3,727	162,685
Wix.com, Ltd. (A)	1,900	145,977
ZIM Integrated Shipping Services, Ltd.	2,900	49,851
		3,531,428
Italy - 1.3%
Amplifon SpA	4,902	146,372
Assicurazioni Generali SpA	40,288	716,419
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
Davide Campari-Milano NV	19,587	$198,852
DiaSorin SpA	1,028	143,843
Enel SpA	277,871	1,494,425
Eni SpA	85,367	1,213,869
Ferrari NV	4,565	978,909
FinecoBank Banca Fineco SpA	22,882	379,980
Infrastrutture Wireless Italiane SpA (B)	13,854	139,762
Intesa Sanpaolo SpA	593,427	1,314,680
Mediobanca Banca di Credito Finanziario SpA	23,836	229,041
Moncler SpA	7,601	403,892
Nexi SpA (A)(B)	17,962	141,790
Poste Italiane SpA (B)	21,903	213,695
Prysmian SpA	9,656	358,772
Recordati Industria Chimica e Farmaceutica SpA	4,564	189,715
Snam SpA	75,312	365,174
Telecom Italia SpA (A)	387,741	89,859
Terna - Rete Elettrica Nazionale	52,599	388,453
UniCredit SpA	65,599	930,818
		10,038,320
Japan - 14.1%
Advantest Corp.	7,300	467,555
Aeon Company, Ltd.	24,100	508,883
AGC, Inc.	7,300	242,256
Aisin Corp.	4,600	121,969
Ajinomoto Company, Inc.	16,300	498,182
ANA Holdings, Inc. (A)	6,700	141,892
Asahi Group Holdings, Ltd.	16,700	519,831
Asahi Intecc Company, Ltd.	8,900	145,179
Asahi Kasei Corp.	46,700	332,438
Astellas Pharma, Inc.	63,300	962,517
Azbil Corp.	4,200	105,451
Bandai Namco Holdings, Inc.	7,399	463,765
Bridgestone Corp.	19,300	683,357
Brother Industries, Ltd.	8,700	131,489
Canon, Inc.	33,800	731,570
Capcom Company, Ltd.	6,000	191,523
Central Japan Railway Company	5,300	650,732
Chubu Electric Power Company, Inc.	22,000	227,491
Chugai Pharmaceutical Company, Ltd.	22,700	579,004
Concordia Financial Group, Ltd.	39,100	163,259
CyberAgent, Inc.	14,400	128,200
Dai Nippon Printing Company, Ltd.	8,400	168,752
Daifuku Company, Ltd.	3,500	163,150
Dai-ichi Life Holdings, Inc.	34,000	767,835
Daiichi Sankyo Company, Ltd.	59,700	1,921,545
Daikin Industries, Ltd.	8,500	1,289,566
Daito Trust Construction Company, Ltd.	2,300	235,481
Daiwa House Industry Company, Ltd.	20,800	479,154
Daiwa House REIT Investment Corp.	78	173,913
Daiwa Securities Group, Inc.	54,400	240,383
Denso Corp.	14,700	720,885
Dentsu Group, Inc.	7,500	235,280
Disco Corp.	1,000	285,021
East Japan Railway Company	11,100	632,233
Eisai Company, Ltd.	8,800	580,378
ENEOS Holdings, Inc.	109,211	371,909
FANUC Corp.	6,500	972,703
Fast Retailing Company, Ltd.	2,000	1,217,067
Fuji Electric Company, Ltd.	4,600	173,601
FUJIFILM Holdings Corp.	12,200	610,018
Fujitsu, Ltd.	6,700	893,228
GLP J-REIT	165	190,027
GMO Payment Gateway, Inc.	1,500	124,049

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Hakuhodo DY Holdings, Inc.	9,300	$93,335
Hamamatsu Photonics KK	4,800	229,093
Hankyu Hanshin Holdings, Inc.	8,400	248,872
Hikari Tsushin, Inc.	800	112,603
Hirose Electric Company, Ltd.	1,223	153,390
Hitachi Construction Machinery Company, Ltd.	4,100	91,374
Hitachi, Ltd.	33,100	1,665,469
Honda Motor Company, Ltd.	55,800	1,272,743
Hoshizaki Corp.	3,800	133,616
Hoya Corp.	12,700	1,216,388
Hulic Company, Ltd.	15,600	122,500
Ibiden Company, Ltd.	3,600	129,825
Idemitsu Kosan Company, Ltd.	7,206	168,704
Iida Group Holdings Company, Ltd.	5,000	75,915
Inpex Corp.	36,700	394,357
Isuzu Motors, Ltd.	22,400	259,681
Ito En, Ltd.	1,900	69,149
ITOCHU Corp.	40,600	1,273,734
Itochu Techno-Solutions Corp.	3,400	78,866
Japan Airlines Company, Ltd. (A)	6,200	126,280
Japan Exchange Group, Inc.	18,100	260,872
Japan Metropolitan Fund Investment Corp.	259	206,038
Japan Post Bank Company, Ltd.	14,000	120,021
Japan Post Holdings Company, Ltd.	89,400	752,208
Japan Post Insurance Company, Ltd.	8,300	145,973
Japan Real Estate Investment Corp.	47	206,438
Japan Tobacco, Inc.	43,600	878,986
JFE Holdings, Inc.	18,300	212,344
JSR Corp.	7,900	154,692
Kajima Corp.	16,500	192,016
Kakaku.com, Inc.	5,000	80,228
Kao Corp.	17,300	686,818
KDDI Corp.	55,200	1,674,045
Keio Corp.	3,700	135,530
Keisei Electric Railway Company, Ltd.	4,800	136,374
Keyence Corp.	6,696	2,599,687
Kikkoman Corp.	5,200	273,710
Kintetsu Group Holdings Company, Ltd.	6,200	204,701
Kirin Holdings Company, Ltd.	30,500	464,864
Kobayashi Pharmaceutical Company, Ltd.	1,800	123,377
Kobe Bussan Company, Ltd.	5,500	158,517
Koei Tecmo Holdings Company, Ltd.	3,900	70,537
Koito Manufacturing Company, Ltd.	7,000	104,357
Komatsu, Ltd.	32,000	691,652
Konami Group Corp.	3,700	167,842
Kose Corp.	1,200	130,384
Kubota Corp.	37,500	512,304
Kurita Water Industries, Ltd.	3,500	144,567
Kyocera Corp.	11,700	580,749
Kyowa Kirin Company, Ltd.	9,473	216,969
Lasertec Corp.	2,800	457,158
Lixil Corp.	9,000	135,685
M3, Inc.	16,200	440,046
Makita Corp.	7,800	181,703
Marubeni Corp.	57,400	657,571
Mazda Motor Corp.	20,300	152,170
McDonald's Holdings Company Japan, Ltd.	2,600	98,817
MEIJI Holdings Company, Ltd.	4,700	240,914
MINEBEA MITSUMI, Inc.	12,500	185,201
MISUMI Group, Inc.	9,800	212,996
Mitsubishi Chemical Group Corp.	46,900	242,802
Mitsubishi Corp.	44,800	1,454,423
Mitsubishi Electric Corp.	66,500	658,945
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Mitsubishi Estate Company, Ltd.	41,300	$534,983
Mitsubishi HC Capital, Inc.	27,500	135,260
Mitsubishi Heavy Industries, Ltd.	11,700	462,344
Mitsubishi UFJ Financial Group, Inc.	409,100	2,746,459
Mitsui & Company, Ltd.	47,700	1,389,297
Mitsui Chemicals, Inc.	6,800	152,733
Mitsui Fudosan Company, Ltd.	33,600	614,106
Mitsui OSK Lines, Ltd.	12,000	299,854
Mizuho Financial Group, Inc.	82,110	1,156,790
MonotaRO Company, Ltd.	9,000	126,773
MS&AD Insurance Group Holdings, Inc.	15,500	495,532
Murata Manufacturing Company, Ltd.	19,600	966,578
NEC Corp.	8,800	308,609
Nexon Company, Ltd.	18,600	417,583
NGK Insulators, Ltd.	9,000	114,098
Nidec Corp.	15,300	787,325
Nihon M&A Center Holdings, Inc.	10,400	127,969
Nintendo Company, Ltd.	38,000	1,597,770
Nippon Building Fund, Inc.	56	250,421
Nippon Express Holdings, Inc.	3,100	177,039
Nippon Paint Holdings Company, Ltd.	32,100	252,117
Nippon Prologis REIT, Inc.	80	187,566
Nippon Sanso Holdings Corp.	6,500	94,155
Nippon Shinyaku Company, Ltd.	1,700	96,474
Nippon Steel Corp.	27,800	482,362
Nippon Telegraph & Telephone Corp.	40,800	1,163,555
Nippon Yusen KK	18,000	424,452
Nissan Chemical Corp.	4,600	200,593
Nissan Motor Company, Ltd.	86,400	270,382
Nisshin Seifun Group, Inc.	7,400	93,003
Nissin Foods Holdings Company, Ltd.	2,200	174,228
Nitori Holdings Company, Ltd.	2,800	365,855
Nitto Denko Corp.	5,400	311,011
Nomura Holdings, Inc.	109,800	406,861
Nomura Real Estate Holdings, Inc.	4,500	96,223
Nomura Real Estate Master Fund, Inc.	151	187,073
Nomura Research Institute, Ltd.	12,546	298,268
NTT Data Corp.	22,500	327,887
Obayashi Corp.	22,500	169,956
Obic Company, Ltd.	2,600	381,704
Odakyu Electric Railway Company, Ltd.	10,900	141,160
Oji Holdings Corp.	30,000	121,170
Olympus Corp.	42,200	744,306
Omron Corp.	6,900	333,462
Ono Pharmaceutical Company, Ltd.	14,000	327,230
Open House Group Company, Ltd.	2,700	98,307
Oracle Corp.	1,500	97,532
Oriental Land Company, Ltd.	6,800	989,564
ORIX Corp.	41,400	662,675
Osaka Gas Company, Ltd.	13,800	222,361
Otsuka Corp.	3,800	119,777
Otsuka Holdings Company, Ltd.	13,600	443,533
Pan Pacific International Holdings Corp.	15,000	278,612
Panasonic Holdings Corp.	80,300	672,032
Persol Holdings Company, Ltd.	6,200	131,872
Rakuten Group, Inc.	29,700	133,860
Recruit Holdings Company, Ltd.	49,300	1,543,188
Renesas Electronics Corp. (A)	40,100	354,414
Resona Holdings, Inc.	78,000	428,409
Ricoh Company, Ltd.	24,000	182,668
Rohm Company, Ltd.	3,000	215,068
SBI Holdings, Inc.	9,513	181,249
SCSK Corp.	5,400	81,738
Secom Company, Ltd.	7,800	445,051
Seiko Epson Corp.	9,600	139,671

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sekisui Chemical Company, Ltd.	13,400	$186,773
Sekisui House, Ltd.	21,400	379,402
Seven & i Holdings Company, Ltd.	25,700	1,101,409
SG Holdings Company, Ltd.	12,400	171,935
Sharp Corp.	7,400	53,155
Shimadzu Corp.	9,000	254,789
Shimano, Inc.	2,600	410,849
Shimizu Corp.	21,600	115,256
Shin-Etsu Chemical Company, Ltd.	12,800	1,563,036
Shionogi & Company, Ltd.	9,700	483,963
Shiseido Company, Ltd.	14,600	715,600
Shizuoka Financial Group, Inc.	17,000	136,229
SMC Corp.	2,000	835,108
SoftBank Corp.	97,900	1,107,609
SoftBank Group Corp.	41,300	1,746,699
Sompo Holdings, Inc.	11,600	513,220
Sony Group Corp.	43,500	3,315,641
Square Enix Holdings Company, Ltd.	3,400	157,847
Subaru Corp.	23,000	348,222
SUMCO Corp.	12,900	170,907
Sumitomo Chemical Company, Ltd.	56,000	200,795
Sumitomo Corp.	41,300	686,534
Sumitomo Electric Industries, Ltd.	26,200	296,019
Sumitomo Metal Mining Company, Ltd.	9,200	323,277
Sumitomo Mitsui Financial Group, Inc.	44,700	1,798,390
Sumitomo Mitsui Trust Holdings, Inc.	12,600	439,684
Sumitomo Realty & Development Company, Ltd.	10,700	252,177
Suntory Beverage & Food, Ltd.	5,000	170,261
Suzuki Motor Corp.	13,600	435,572
Sysmex Corp.	6,200	374,298
T&D Holdings, Inc.	19,900	284,863
Taisei Corp.	6,600	212,818
Takeda Pharmaceutical Company, Ltd.	51,376	1,605,330
TDK Corp.	14,300	465,230
Terumo Corp.	23,500	666,239
The Chiba Bank, Ltd.	21,600	157,597
The Kansai Electric Power Company, Inc.	24,300	235,974
TIS, Inc.	7,800	204,998
Tobu Railway Company, Ltd.	6,800	158,610
Toho Company, Ltd.	4,067	156,766
Tokio Marine Holdings, Inc.	64,200	1,371,466
Tokyo Electric Power Company Holdings, Inc. (A)	50,400	181,512
Tokyo Electron, Ltd.	5,100	1,498,527
Tokyo Gas Company, Ltd.	13,900	272,159
Tokyu Corp.	17,900	225,432
Toppan, Inc.	10,300	152,105
Toray Industries, Inc.	50,800	282,518
Toshiba Corp.	13,300	462,166
Tosoh Corp.	9,300	110,592
TOTO, Ltd.	4,800	162,813
Toyota Industries Corp.	5,200	282,494
Toyota Motor Corp.	365,900	4,991,807
Toyota Tsusho Corp.	7,900	290,596
Trend Micro, Inc.	4,600	215,130
Unicharm Corp.	14,900	570,465
USS Company, Ltd.	7,770	123,287
Welcia Holdings Company, Ltd.	3,400	79,255
West Japan Railway Company	8,200	356,039
Yakult Honsha Company, Ltd.	4,943	321,777
Yamaha Corp.	4,700	174,407
Yamaha Motor Company, Ltd.	10,100	228,273
Yamato Holdings Company, Ltd.	11,000	174,309
Yaskawa Electric Corp.	8,300	264,815
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Yokogawa Electric Corp.	7,886	$125,159
Z Holdings Corp.	99,300	248,003
ZOZO, Inc.	4,800	118,540
		109,874,730
Jordan - 0.0%
Hikma Pharmaceuticals PLC	6,907	128,719
Luxembourg - 0.2%
ArcelorMittal SA	17,984	474,455
Aroundtown SA	40,475	94,283
Eurofins Scientific SE	4,949	355,328
Reinet Investments SCA	5,229	100,772
Tenaris SA	18,379	322,324
		1,347,162
Macau - 0.0%
Sands China, Ltd. (A)	92,000	301,781
Malaysia - 0.5%
AMMB Holdings BHD	59,087	55,553
Axiata Group BHD	101,690	71,422
CIMB Group Holdings BHD	205,428	270,337
Dialog Group BHD	166,000	92,318
DiGi.Com BHD	110,800	100,556
Genting BHD	72,900	74,132
Genting Malaysia BHD	105,700	64,525
HAP Seng Consolidated BHD	30,200	43,861
Hartalega Holdings BHD	60,200	23,249
Hong Leong Bank BHD	23,269	108,488
Hong Leong Financial Group BHD	6,104	25,760
IHH Healthcare BHD	60,500	85,375
Inari Amertron BHD	98,100	58,131
IOI Corp. BHD	114,466	105,341
Kuala Lumpur Kepong BHD	17,415	88,511
Malayan Banking BHD	163,714	323,333
Malaysia Airports Holdings BHD (A)	34,427	51,314
Maxis BHD	67,200	58,601
MISC BHD	45,780	77,939
Mr. D.I.Y Group M BHD (B)	80,550	36,568
Nestle Malaysia BHD	2,800	89,025
Petronas Chemicals Group BHD	99,800	194,958
Petronas Dagangan BHD	12,200	63,672
Petronas Gas BHD	21,200	82,371
PPB Group BHD	21,240	84,091
Press Metal Aluminium Holdings BHD	120,800	133,840
Public Bank BHD	486,890	477,422
QL Resources BHD	54,400	68,094
RHB Bank BHD	31,178	40,964
Sime Darby BHD	108,224	56,490
Sime Darby Plantation BHD	108,786	114,956
Telekom Malaysia BHD	43,415	53,198
Tenaga Nasional BHD	101,250	221,341
Top Glove Corp. BHD (A)	164,400	33,793
		3,529,529
Mexico - 0.7%
Alfa SAB de CV, Class A	98,000	62,512
America Movil SAB de CV, Series L	962,732	869,529
Arca Continental SAB de CV	16,000	129,764
Banco del Bajio SA (B)	26,400	83,157
Cemex SAB de CV, Series CPO (A)	521,849	212,098
Coca-Cola Femsa SAB de CV	15,212	102,959
Fibra Uno Administracion SA de CV	90,200	106,463
Fomento Economico Mexicano SAB de CV	70,620	552,124
Gruma SAB de CV, Class B	7,685	102,664
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	14,200	203,601

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Grupo Aeroportuario del Sureste SAB de CV, B Shares	8,185	$190,700
Grupo Bimbo SAB de CV, Series A	53,084	224,197
Grupo Carso SAB de CV, Series A1	15,377	64,723
Grupo Financiero Banorte SAB de CV, Series O	93,962	676,224
Grupo Financiero Inbursa SAB de CV, Series O (A)	77,038	130,462
Grupo Mexico SAB de CV, Series B	104,066	366,887
Grupo Televisa SAB, Series CPO	80,326	72,962
Industrias Penoles SAB de CV (A)	4,883	59,684
Kimberly-Clark de Mexico SAB de CV, Class A	43,778	74,294
Operadora de Sites Mexicanos SAB de CV, Class A1	63,900	62,633
Orbia Advance Corp. SAB de CV	37,631	66,721
Promotora y Operadora de Infraestructura SAB de CV	5,800	47,191
Southern Copper Corp.	2,874	173,561
Wal-Mart de Mexico SAB de CV	188,888	667,673
		5,302,783
Netherlands - 3.0%
ABN AMRO Bank NV (B)	17,297	239,528
Adyen NV (A)(B)	740	1,027,301
Aegon NV	63,955	324,038
Akzo Nobel NV	6,858	460,188
Argenx SE (A)	1,653	620,544
ASM International NV	1,723	437,183
ASML Holding NV	13,887	7,571,888
Euronext NV (B)	3,256	241,045
EXOR NV (A)	3,992	292,271
Heineken Holding NV	3,464	267,525
Heineken NV	9,397	885,122
IMCD NV	2,143	306,537
ING Groep NV	134,131	1,633,866
JDE Peet's NV	4,248	122,872
Just Eat Takeaway.com NV (A)(B)	6,815	145,054
Koninklijke Ahold Delhaize NV	35,791	1,029,033
Koninklijke DSM NV	6,005	737,379
Koninklijke KPN NV	126,323	391,001
Koninklijke Philips NV	31,413	472,677
NEPI Rockcastle NV	15,018	90,041
NN Group NV	10,558	431,738
OCI NV	3,599	128,673
Prosus NV (A)	28,338	1,956,546
QIAGEN NV (A)	8,350	419,758
Randstad NV	4,552	278,137
Stellantis NV	40,495	575,447
Stellantis NV (Euronext Paris Exchange)	34,423	489,060
Universal Music Group NV	26,829	648,795
Wolters Kluwer NV	9,066	948,620
		23,171,867
New Zealand - 0.1%
Auckland International Airport, Ltd. (A)	36,599	181,516
Fisher & Paykel Healthcare Corp., Ltd.	20,109	287,722
Mercury NZ, Ltd.	23,358	82,518
Meridian Energy, Ltd.	44,474	147,929
Spark New Zealand, Ltd.	67,539	231,238
Xero, Ltd. (A)	4,614	220,014
		1,150,937
Norway - 0.5%
Adevinta ASA (A)	8,335	55,192
Aker BP ASA	10,753	334,234
DNB Bank ASA	30,942	611,108
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Norway (continued)
Equinor ASA	33,389	$1,200,010
Gjensidige Forsikring ASA	6,934	136,004
Kongsberg Gruppen ASA	3,055	130,032
Mowi ASA	14,928	254,378
Norsk Hydro ASA	48,185	360,056
Orkla ASA	29,206	210,789
Salmar ASA	2,012	78,903
Telenor ASA	26,898	251,307
Yara International ASA	5,667	248,878
		3,870,891
Peru - 0.1%
Cia de Minas Buenaventura SAA, ADR	8,064	60,077
Credicorp, Ltd.	2,434	330,196
		390,273
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	85,070	88,342
ACEN Corp.	26,760	3,679
Ayala Corp.	8,920	111,653
Ayala Land, Inc.	253,800	140,887
Bank of the Philippine Islands	34,118	62,583
BDO Unibank, Inc.	92,568	176,035
Globe Telecom, Inc.	1,043	40,916
International Container Terminal Services, Inc.	33,760	121,164
JG Summit Holdings, Inc.	89,355	80,799
Jollibee Foods Corp.	18,900	78,077
Manila Electric Company	8,090	43,468
Metropolitan Bank & Trust Company	65,642	63,742
Monde Nissin Corp. (B)	214,900	42,879
PLDT, Inc.	3,730	88,000
SM Investments Corp.	8,302	134,641
SM Prime Holdings, Inc.	311,044	198,449
Universal Robina Corp.	30,280	74,292
		1,549,606
Poland - 0.2%
Allegro.eu SA (A)(B)	13,472	77,754
Bank Polska Kasa Opieki SA	5,522	109,852
CD Projekt SA	2,349	69,973
Cyfrowy Polsat SA	6,360	25,648
Dino Polska SA (A)(B)	1,719	147,635
KGHM Polska Miedz SA	5,681	165,247
LPP SA	42	102,430
PGE Polska Grupa Energetyczna SA (A)	26,654	42,055
Polski Koncern Naftowy ORLEN SA	17,254	253,484
Powszechna Kasa Oszczednosci Bank Polski SA	32,873	228,162
Powszechny Zaklad Ubezpieczen SA	23,000	186,780
Santander Bank Polska SA	1,219	72,571
		1,481,591
Portugal - 0.1%
EDP - Energias de Portugal SA	91,820	457,703
Galp Energia SGPS SA	18,673	251,910
Jeronimo Martins SGPS SA	9,675	209,323
		918,936
Russia - 0.0%
Gazprom PJSC, ADR (A)(E)	251,662	54,862
Gazprom PJSC, ADR (London Stock Exchange) (A)(E)	3,680	802
LUKOIL PJSC, ADR (A)(E)	23,756	47,560
MMC Norilsk Nickel PJSC, ADR (E)	39,185	25,745
Mobile TeleSystems PJSC, ADR (A)(E)	20,264	3,850
Novatek PJSC, GDR (A)(E)	3,057	15,022
Rosneft Oil Company PJSC, GDR (A)(E)	30,000	4,020

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Russia (continued)
Rosneft Oil Company PJSC, GDR (London Stock Exchange) (A)(E)	9,131	$1,224
Sberbank of Russia PJSC, ADR (A)(E)	40,000	9,080
Sberbank of Russia PJSC, ADR (London Stock Exchange) (A)(E)	34,900	8,705
Severstal PAO, GDR (A)(E)	4,250	1,326
Surgutneftegas PJSC, ADR (A)(E)	22,274	2,495
Surgutneftegas PJSC, ADR (London Stock Exchange) (A)(E)	23,070	2,146
Tatneft PJSC, ADR (E)	7,986	8,729
VTB Bank PJSC, GDR (A)(E)	50,760	812
		186,378
Saudi Arabia - 1.0%
ACWA Power Company	2,748	111,211
Advanced Petrochemical Company	4,529	51,502
Al Rajhi Bank (A)	67,083	1,341,542
Alinma Bank	34,699	300,461
Almarai Company JSC	8,852	126,093
Arab National Bank	21,244	180,531
Bank AlBilad (A)	17,420	204,784
Bank Al-Jazira	14,284	72,262
Banque Saudi Fransi	19,205	207,076
Bupa Arabia for Cooperative Insurance Company	1,226	46,756
Dar Al Arkan Real Estate Development Company (A)	18,814	58,115
Emaar Economic City (A)	13,598	30,165
Etihad Etisalat Company	13,413	123,987
Jarir Marketing Company	2,090	83,410
Mouwasat Medical Services Company	1,674	93,779
National Industrialization Company (A)	11,652	38,562
Rabigh Refining & Petrochemical Company (A)	14,852	42,946
Riyad Bank	42,488	361,291
SABIC Agri-Nutrients Company	5,901	230,334
Sahara International Petrochemical Company	12,775	116,840
Saudi Arabian Mining Company (A)	30,500	523,625
Saudi Arabian Oil Company (B)	84,135	722,209
Saudi Basic Industries Corp.	26,663	637,814
Saudi Electricity Company	29,505	182,390
Saudi Industrial Investment Group	7,839	46,304
Saudi Kayan Petrochemical Company (A)	26,130	95,780
Saudi Research & Media Group (A)	1,230	59,657
Saudi Telecom Company	52,220	508,164
The Saudi British Bank	25,464	261,985
The Saudi Investment Bank	16,741	77,191
The Saudi National Bank	74,964	1,008,981
The Savola Group	9,302	68,230
Yanbu National Petrochemical Company	7,999	88,981
		8,102,958
Singapore - 1.0%
BOC Aviation, Ltd. (B)	7,400	61,646
CapitaLand Ascendas REIT	117,802	241,267
CapitaLand Integrated Commercial Trust	183,231	279,466
CapitaLand Investment, Ltd.	93,902	259,516
CDL Hospitality Trusts	2,639	2,466
City Developments, Ltd.	16,600	102,046
DBS Group Holdings, Ltd.	64,154	1,623,841
Genting Singapore, Ltd.	226,200	161,430
Grab Holdings, Ltd., Class A (A)	37,400	120,428
Jardine Cycle & Carriage, Ltd.	3,400	72,596
JOYY, Inc., ADR	2,000	63,180
Keppel Corp., Ltd.	55,069	298,649
Mapletree Logistics Trust	124,150	147,628
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Singapore (continued)
Mapletree Pan Asia Commercial Trust	89,600	$111,950
Oversea-Chinese Banking Corp., Ltd.	120,702	1,097,910
Sea, Ltd., ADR (A)	12,200	634,766
Singapore Airlines, Ltd.	57,850	238,855
Singapore Exchange, Ltd.	30,900	206,625
Singapore Technologies Engineering, Ltd.	61,500	153,892
Singapore Telecommunications, Ltd.	294,940	565,486
United Overseas Bank, Ltd.	42,208	966,810
UOL Group, Ltd.	20,239	101,757
Venture Corp., Ltd.	11,100	141,483
Wilmar International, Ltd.	72,000	224,307
		7,878,000
South Africa - 1.0%
Absa Group, Ltd.	27,515	312,450
African Rainbow Minerals, Ltd.	5,157	87,140
Anglo American Platinum, Ltd.	1,813	151,307
AngloGold Ashanti, Ltd.	14,430	281,157
Aspen Pharmacare Holdings, Ltd.	13,036	104,258
Bid Corp., Ltd.	11,078	214,881
Capitec Bank Holdings, Ltd.	2,975	323,849
Clicks Group, Ltd.	8,355	132,058
Discovery, Ltd. (A)	16,080	116,312
Exxaro Resources, Ltd.	8,997	115,346
FirstRand, Ltd.	172,480	626,635
Gold Fields, Ltd.	29,492	306,270
Growthpoint Properties, Ltd.	109,582	93,940
Harmony Gold Mining Company, Ltd.	18,873	65,935
Impala Platinum Holdings, Ltd.	28,968	364,037
Kumba Iron Ore, Ltd.	2,164	62,504
Mr. Price Group, Ltd.	8,969	83,167
MTN Group, Ltd.	59,164	441,881
MultiChoice Group	15,717	108,388
Naspers, Ltd., N Shares	7,259	1,213,020
Nedbank Group, Ltd.	15,440	193,137
Northam Platinum Holdings, Ltd. (A)	11,870	130,530
Old Mutual, Ltd.	182,601	111,012
Pepkor Holdings, Ltd. (B)	56,996	67,143
Remgro, Ltd.	17,781	138,292
Sanlam, Ltd.	59,860	171,988
Sasol, Ltd.	19,396	309,534
Shoprite Holdings, Ltd.	16,492	218,626
Sibanye Stillwater, Ltd.	101,051	267,909
Standard Bank Group, Ltd.	43,543	429,624
The Bidvest Group, Ltd.	9,718	121,979
The Foschini Group, Ltd.	11,309	66,580
The SPAR Group, Ltd.	5,706	38,122
Vodacom Group, Ltd.	21,952	158,216
Woolworths Holdings, Ltd.	33,746	131,441
		7,758,668
South Korea - 2.9%
Amorepacific Corp. (A)	975	106,709
BGF retail Company, Ltd. (A)	90	15,062
Celltrion Healthcare Company, Ltd.	3,301	152,547
Celltrion Pharm, Inc. (A)	597	31,882
Celltrion, Inc.	3,300	421,171
Cheil Worldwide, Inc. (A)	1,346	24,585
CJ CheilJedang Corp.	210	63,170
CJ Corp. (A)	456	30,461
Coway Company, Ltd. (A)	2,324	103,185
DB Insurance Company, Ltd. (A)	1,122	58,159
Doosan Bobcat, Inc.	1,103	30,179
Doosan Enerbility Company, Ltd. (A)	10,736	130,689
Ecopro BM Company, Ltd.	1,844	134,898
E-MART, Inc.	496	38,564
F&F Company, Ltd. (A)	575	66,089

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
GS Holdings Corp.	1,749	$60,695
Hana Financial Group, Inc.	11,216	373,483
Hankook Tire & Technology Company, Ltd. (A)	1,937	47,832
Hanmi Pharm Company, Ltd. (A)	150	35,512
Hanon Systems	4,656	29,898
Hanwha Solutions Corp. (A)	3,425	117,113
HD Hyundai Company, Ltd.	1,555	70,376
HLB, Inc. (A)	3,069	69,253
HMM Company, Ltd. (A)	8,540	133,108
Hotel Shilla Company, Ltd. (A)	1,060	70,010
HYBE Company, Ltd. (A)	560	77,471
Hyundai Engineering & Construction Company, Ltd. (A)	2,649	73,236
Hyundai Glovis Company, Ltd. (A)	539	69,979
Hyundai Heavy Industries Company, Ltd.	609	56,127
Hyundai Mobis Company, Ltd.	2,223	352,609
Hyundai Motor Company	4,857	581,295
Hyundai Steel Company (A)	2,875	70,075
Iljin Materials Company, Ltd. (A)	767	31,592
Industrial Bank of Korea	5,941	46,174
Kakao Corp.	10,511	447,726
Kakao Games Corp. (A)	994	35,519
KakaoBank Corp. (A)	3,982	77,469
Kangwon Land, Inc. (A)	3,612	66,465
KB Financial Group, Inc.	12,892	493,927
KB Financial Group, Inc., ADR	430	16,624
Kia Corp. (A)	8,833	415,597
Korea Aerospace Industries, Ltd. (A)	1,710	69,110
Korea Electric Power Corp.	6,370	110,003
Korea Electric Power Corp., ADR	4,277	36,953
Korea Investment Holdings Company, Ltd. (A)	1,170	49,653
Korea Shipbuilding & Offshore Engineering Company, Ltd.	1,127	63,374
Korea Zinc Company, Ltd. (A)	350	156,853
Korean Air Lines Company, Ltd. (A)	6,728	122,607
Krafton, Inc. (A)	733	98,022
KT&G Corp. (A)	4,465	322,719
Kumho Petrochemical Company, Ltd. (A)	614	61,186
L&F Company, Ltd. (A)	748	103,134
LG Chem, Ltd. (A)	1,553	741,603
LG Corp. (A)	2,922	180,931
LG Display Company, Ltd. (A)	5,471	54,065
LG Display Company, Ltd., ADR	2,417	11,988
LG Electronics, Inc. (A)	3,973	273,143
LG Energy Solution, Ltd. (A)	1,199	413,244
LG H&H Company, Ltd. (A)	358	206,054
LG Innotek Company, Ltd. (A)	575	115,965
LG Uplus Corp.	9,062	79,359
Lotte Chemical Corp. (A)	562	79,537
Lotte Shopping Company, Ltd. (A)	366	26,374
Meritz Securities Company, Ltd. (A)	14,974	74,574
Mirae Asset Securities Company, Ltd. (A)	7,084	34,226
NAVER Corp.	4,194	596,475
NCSoft Corp. (A)	550	196,473
Netmarble Corp. (A)(B)	515	24,775
NH Investment & Securities Company, Ltd. (A)	3,944	27,448
Orion Corp. (A)	569	57,927
Pan Ocean Company, Ltd. (A)	9,148	41,706
Pearl Abyss Corp. (A)	1,020	33,997
POSCO Chemical Company, Ltd. (A)	883	126,143
POSCO Holdings, Inc.	2,484	543,628
S-1 Corp. (A)	252	11,844
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Samsung Biologics Company, Ltd. (A)(B)	586	$381,026
Samsung C&T Corp. (A)	2,732	246,129
Samsung Electro-Mechanics Company, Ltd. (A)	1,863	193,478
Samsung Electronics Company, Ltd.	163,163	7,161,753
Samsung Engineering Company, Ltd. (A)	6,723	118,935
Samsung Fire & Marine Insurance Company, Ltd. (A)	1,218	192,736
Samsung Heavy Industries Company, Ltd. (A)	20,659	83,727
Samsung Life Insurance Company, Ltd. (A)	2,349	131,908
Samsung SDI Company, Ltd.	1,864	875,227
Samsung SDS Company, Ltd. (A)	1,018	99,214
Samsung Securities Company, Ltd. (A)	1,475	36,813
SD Biosensor, Inc.	1,695	40,590
Seegene, Inc.	947	20,490
Shinhan Financial Group Company, Ltd.	14,320	398,661
Shinhan Financial Group Company, Ltd., ADR	350	9,776
SK Biopharmaceuticals Company, Ltd. (A)	528	30,189
SK Bioscience Company, Ltd. (A)	763	44,678
SK Hynix, Inc.	18,713	1,116,493
SK IE Technology Company, Ltd. (A)(B)	601	25,398
SK Innovation Company, Ltd. (A)	1,838	224,543
SK Square Company, Ltd. (A)	3,395	90,370
SK, Inc.	1,269	190,365
SKC Company, Ltd. (A)	859	60,618
S-Oil Corp.	1,876	124,858
Woori Financial Group, Inc.	16,990	155,209
Yuhan Corp. (A)	1,360	61,499
		22,586,291
Spain - 1.6%
Acciona SA	843	155,138
ACS Actividades de Construccion y Servicios SA	8,053	230,424
Aena SME SA (A)(B)	2,789	349,623
Amadeus IT Group SA (A)	16,293	845,241
Banco Bilbao Vizcaya Argentaria SA	207,178	1,247,884
Banco Santander SA	570,902	1,707,056
Banco Santander SA (Mexican Stock Exchange)	22,856	59,244
CaixaBank SA	163,763	642,079
Cellnex Telecom SA (A)(B)	18,545	615,159
Corp ACCIONA Energias Renovables SA	2,249	86,902
EDP Renovaveis SA	9,513	209,623
Enagas SA	9,787	162,743
Endesa SA	12,378	233,282
Ferrovial SA	18,504	484,483
Grifols SA (A)	11,763	135,844
Iberdrola SA	203,440	2,374,849
Industria de Diseno Textil SA	39,419	1,047,006
Naturgy Energy Group SA	4,969	129,139
Red Electrica Corp. SA	16,401	285,182
Repsol SA	49,663	790,484
Telefonica SA	183,426	664,019
		12,455,404
Sweden - 2.0%
Alfa Laval AB	11,168	323,061
Assa Abloy AB, B Shares	34,547	743,081
Atlas Copco AB, A Shares	92,584	1,096,972
Atlas Copco AB, B Shares	53,800	574,027
Boliden AB	9,749	366,194
Electrolux AB, Series B	9,015	121,801
Embracer Group AB (A)	21,941	99,611

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Epiroc AB, A Shares	22,715	$413,620
Epiroc AB, B Shares	14,979	240,970
EQT AB	11,030	234,335
Essity AB, B Shares	20,983	549,486
Evolution AB (B)	6,247	608,486
Fastighets AB Balder, B Shares (A)	24,258	113,219
Getinge AB, B Shares	8,639	179,610
Hennes & Mauritz AB, B Shares	25,173	271,275
Hexagon AB, B Shares	67,089	703,434
Holmen AB, B Shares	3,205	127,383
Husqvarna AB, B Shares	16,345	114,798
Industrivarden AB, A Shares	5,394	131,199
Industrivarden AB, C Shares	6,375	154,673
Indutrade AB	9,332	189,248
Investment AB Latour, B Shares	5,907	111,713
Investor AB, A Shares	17,189	319,796
Investor AB, B Shares	62,798	1,136,704
Kinnevik AB, B Shares (A)	8,775	120,781
L.E. Lundbergforetagen AB, B Shares	3,102	132,249
Lifco AB, B Shares	9,142	153,022
Nibe Industrier AB, B Shares	51,776	483,266
Sagax AB, B Shares	6,422	145,910
Sandvik AB	38,912	703,202
Securitas AB, B Shares	20,108	167,790
Skandinaviska Enskilda Banken AB, A Shares	57,777	665,179
Skanska AB, B Shares	12,918	204,782
SKF AB, B Shares	14,059	214,731
Svenska Cellulosa AB SCA, B Shares	20,883	264,476
Svenska Handelsbanken AB, A Shares	50,274	506,158
Swedbank AB, A Shares	31,214	530,921
Swedish Orphan Biovitrum AB (A)	5,771	119,442
Tele2 AB, B Shares	17,728	144,622
Telefonaktiebolaget LM Ericsson, B Shares	100,604	589,480
Telia Company AB	91,625	234,127
Volvo AB, A Shares	8,008	152,042
Volvo AB, B Shares	51,555	931,269
Volvo Car AB, B Shares (A)	20,359	92,703
		15,480,848
Switzerland - 6.8%
ABB, Ltd.	53,671	1,635,759
Adecco Group AG	6,058	199,277
Alcon, Inc.	17,168	1,178,050
Bachem Holding AG	1,275	110,632
Baloise Holding AG	1,882	290,217
Banque Cantonale Vaudoise	1,029	98,657
Barry Callebaut AG	136	268,566
BKW AG	721	98,649
Chocoladefabriken Lindt & Spruengli AG	4	411,534
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	37	377,031
Cie Financiere Richemont SA, A Shares	17,834	2,312,356
Clariant AG (A)	8,258	131,149
Coca-Cola HBC AG (A)	8,067	190,695
Credit Suisse Group AG	123,798	369,593
EMS-Chemie Holding AG	241	163,230
Geberit AG	1,305	616,065
Givaudan SA	317	970,942
Glencore PLC	342,145	2,281,656
Holcim, Ltd. (A)	12,218	632,444
Julius Baer Group, Ltd.	7,301	424,926
Kuehne + Nagel International AG	2,065	480,077
Logitech International SA	6,403	397,047
Lonza Group AG	2,544	1,248,787
Nestle SA	93,903	10,846,682
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Novartis AG	73,871	$6,685,137
Partners Group Holding AG	821	726,982
Roche Holding AG	24,003	7,542,644
Roche Holding AG, Bearer Shares	911	353,009
Schindler Holding AG	806	145,363
Schindler Holding AG, Participation Certificates	1,582	297,546
SGS SA	220	512,455
SIG Group AG (A)	10,451	228,367
Sika AG	5,094	1,224,614
Sonova Holding AG	1,838	436,523
STMicroelectronics NV	24,696	877,595
Straumann Holding AG	3,800	435,751
Swiss Life Holding AG	1,152	593,809
Swiss Prime Site AG	3,037	263,225
Swiss Re AG	10,900	1,019,165
Swisscom AG	886	485,361
Temenos AG	2,556	140,614
The Swatch Group AG	2,395	124,533
The Swatch Group AG, Bearer Shares	1,191	338,507
UBS Group AG	114,336	2,125,075
VAT Group AG (B)	1,010	277,263
Zurich Insurance Group AG	5,140	2,457,318
		53,024,877
Taiwan - 3.7%
Accton Technology Corp.	17,000	129,095
Acer, Inc.	99,018	75,604
Advantech Company, Ltd.	13,296	142,366
ASE Technology Holding Company, Ltd.	111,338	338,287
Asia Cement Corp.	72,863	97,053
Asustek Computer, Inc.	23,952	208,794
AUO Corp.	219,061	106,419
Catcher Technology Company, Ltd.	22,184	121,832
Cathay Financial Holding Company, Ltd.	285,373	370,542
Chailease Holding Company, Ltd.	47,255	332,920
Chang Hwa Commercial Bank, Ltd.	116,003	64,635
Cheng Shin Rubber Industry Company, Ltd.	43,680	48,075
China Airlines, Ltd.	94,000	57,888
China Development Financial Holding Corp.	504,133	206,308
China Steel Corp.	403,388	390,878
Chunghwa Telecom Company, Ltd.	127,148	467,602
Compal Electronics, Inc.	139,764	104,686
CTBC Financial Holding Company, Ltd.	586,465	420,838
Delta Electronics, Inc.	64,866	601,307
E Ink Holdings, Inc.	29,000	151,865
E.Sun Financial Holding Company, Ltd.	438,483	342,393
Eclat Textile Company, Ltd.	6,259	100,476
eMemory Technology, Inc.	2,000	86,369
Eva Airways Corp.	86,000	78,427
Evergreen Marine Corp. Taiwan, Ltd.	33,826	178,778
Far Eastern New Century Corp.	109,875	113,863
Far EasTone Telecommunications Company, Ltd.	45,159	96,865
Feng TAY Enterprise Company, Ltd.	14,520	97,277
First Financial Holding Company, Ltd.	353,926	304,842
Formosa Chemicals & Fibre Corp.	117,212	268,452
Formosa Petrochemical Corp.	39,720	103,682
Formosa Plastics Corp.	128,086	361,205
Fubon Financial Holding Company, Ltd.	252,283	461,433
Giant Manufacturing Company, Ltd.	10,362	67,415
Globalwafers Company, Ltd.	7,000	96,997
Hon Hai Precision Industry Company, Ltd.	426,368	1,381,958
Hotai Motor Company, Ltd.	10,000	190,870

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Hua Nan Financial Holdings Company, Ltd.	296,225	$216,143
Innolux Corp.	249,636	89,729
Inventec Corp.	89,899	76,723
Largan Precision Company, Ltd.	3,143	207,750
Lite-On Technology Corp.	70,626	145,960
MediaTek, Inc.	53,340	1,078,478
Mega Financial Holding Company, Ltd.	372,212	366,676
Micro-Star International Company, Ltd.	23,000	89,195
momo.com, Inc.	2,400	49,944
Nan Ya Plastics Corp.	171,992	396,650
Nan Ya Printed Circuit Board Corp.	8,000	58,786
Nanya Technology Corp.	37,000	61,444
Nien Made Enterprise Company, Ltd.	5,000	47,778
Novatek Microelectronics Corp.	19,361	197,922
Pegatron Corp.	66,989	138,219
PharmaEssentia Corp. (A)	7,000	108,480
Pou Chen Corp.	78,641	87,409
Powerchip Semiconductor Manufacturing Corp.	91,000	93,879
President Chain Store Corp.	19,496	172,377
Quanta Computer, Inc.	90,771	212,871
Realtek Semiconductor Corp.	14,999	136,401
Ruentex Development Company, Ltd.	57,600	81,034
Shin Kong Financial Holding Company, Ltd.	411,790	117,382
SinoPac Financial Holdings Company, Ltd.	342,149	186,112
Synnex Technology International Corp.	45,928	88,245
Taishin Financial Holding Company, Ltd.	358,479	175,831
Taiwan Business Bank	206,000	86,588
Taiwan Cement Corp.	184,594	201,792
Taiwan Cooperative Financial Holding Company, Ltd.	305,010	257,711
Taiwan High Speed Rail Corp.	66,000	61,654
Taiwan Mobile Company, Ltd.	55,257	170,149
Taiwan Semiconductor Manufacturing Company, Ltd.	841,227	12,217,520
The Shanghai Commercial & Savings Bank, Ltd.	120,142	172,098
Unimicron Technology Corp.	40,000	155,287
Uni-President Enterprises Corp.	161,487	349,541
United Microelectronics Corp. (A)	388,313	510,199
Vanguard International Semiconductor Corp.	31,000	77,860
Voltronic Power Technology Corp.	2,000	100,343
Walsin Lihwa Corp.	87,735	134,619
Wan Hai Lines, Ltd.	22,770	59,181
Win Semiconductors Corp.	11,000	48,757
Winbond Electronics Corp.	102,000	64,773
Wiwynn Corp.	3,000	77,596
WPG Holdings, Ltd.	47,840	74,704
Ya Hsin Industrial Company, Ltd. (A)(E)	36,000	0
Yageo Corp.	10,015	145,965
Yang Ming Marine Transport Corp.	60,000	127,454
Yuanta Financial Holding Company, Ltd.	334,582	235,790
Zhen Ding Technology Holding, Ltd.	19,000	64,631
		28,843,926
Thailand - 0.5%
Advanced Info Service PCL	48,400	272,197
Airports of Thailand PCL (A)	163,100	353,026
Bangkok Dusit Medical Services PCL, NVDR	387,300	323,884
Bangkok Expressway & Metro PCL, NVDR	354,600	100,281
Berli Jucker PCL, NVDR	21,300	21,680
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
BTS Group Holdings PCL, NVDR	301,600	$73,156
Bumrungrad Hospital PCL, NVDR	15,600	95,435
Central Pattana PCL, NVDR	64,400	131,832
Central Retail Corp. PCL	45,441	60,663
Charoen Pokphand Foods PCL	136,200	97,379
CP ALL PCL	184,600	363,647
CP ALL PCL, NVDR	12,300	24,230
Electricity Generating PCL	7,600	37,832
Electricity Generating PCL, NVDR	1,400	6,969
Energy Absolute PCL	56,900	159,023
Gulf Energy Development PCL, NVDR	79,150	126,182
Home Product Center PCL	204,400	91,383
Indorama Ventures PCL, NVDR	54,900	64,458
Krung Thai Bank PCL	164,375	83,885
Krungthai Card PCL	30,800	52,379
Land & Houses PCL, NVDR	393,400	112,447
Minor International PCL, NVDR (A)	131,483	122,330
Muangthai Capital PCL, NVDR	11,300	12,380
PTT Exploration & Production PCL	60,147	306,306
PTT Global Chemical PCL	87,373	118,967
PTT PCL	391,000	375,199
PTT PCL, NVDR	10,500	10,076
Ratch Group PCL, NVDR	19,200	23,720
SCB X PCL	23,348	72,024
Thai Oil PCL	50,886	82,483
Thai Union Group PCL	95,900	46,781
The Siam Cement PCL	12,000	118,421
The Siam Cement PCL, NVDR	14,300	141,118
True Corp. PCL	448,802	62,684
		4,144,457
Turkey - 0.2%
Akbank TAS	100,286	104,787
Aselsan Elektronik Sanayi Ve Ticaret AS	14,026	46,564
BIM Birlesik Magazalar AS	16,428	120,053
Eregli Demir ve Celik Fabrikalari TAS	49,091	107,872
Ford Otomotiv Sanayi AS	4,572	128,074
Haci Omer Sabanci Holding AS	34,855	84,136
Hektas Ticaret TAS (A)	38,876	78,101
KOC Holding AS	25,423	114,056
Sasa Polyester Sanayi AS (A)	15,298	90,076
Turk Hava Yollari AO (A)	18,859	142,063
Turkcell Iletisim Hizmetleri AS	38,572	77,773
Turkiye Is Bankasi AS, Class C	134,602	92,138
Turkiye Petrol Rafinerileri AS (A)	4,998	141,647
Turkiye Sise ve Cam Fabrikalari AS	47,094	107,699
Yapi ve Kredi Bankasi AS	100,953	64,043
		1,499,082
United Arab Emirates - 0.0%
NMC Health PLC (A)	4,471	9
United Kingdom - 9.4%
3i Group PLC	35,664	575,168
abrdn PLC	83,799	190,426
Admiral Group PLC	7,357	188,862
Anglo American PLC	44,317	1,735,457
Ashtead Group PLC	16,179	919,049
Associated British Foods PLC	13,433	254,674
AstraZeneca PLC	53,030	7,176,022
Auto Trader Group PLC (B)	37,238	231,895
AVEVA Group PLC	4,798	185,717
Aviva PLC	96,832	513,662
BAE Systems PLC	107,497	1,110,278
Barclays PLC	578,927	1,101,595
Barratt Developments PLC	38,692	184,805
BP PLC	642,493	3,707,165

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
British American Tobacco PLC	72,982	$2,887,047
BT Group PLC	237,392	320,546
Bunzl PLC	12,530	416,877
Burberry Group PLC	15,189	369,279
CNH Industrial NV	37,712	604,974
Coca-Cola Europacific Partners PLC	6,887	380,349
Compass Group PLC	60,955	1,407,582
Croda International PLC	5,146	409,513
Diageo PLC	77,751	3,403,324
Entain PLC	21,740	346,213
GSK PLC	138,567	2,394,898
Haleon PLC (A)	173,209	685,325
Halma PLC	13,950	332,220
Hargreaves Lansdown PLC	13,764	141,742
HSBC Holdings PLC	691,905	4,288,129
Imperial Brands PLC	30,847	768,438
Informa PLC	56,166	418,987
InterContinental Hotels Group PLC	6,814	390,981
Intertek Group PLC	6,021	292,936
J Sainsbury PLC	71,585	187,755
JD Sports Fashion PLC	99,578	151,322
Johnson Matthey PLC	7,531	192,472
Kingfisher PLC	79,556	226,038
Land Securities Group PLC	25,882	193,370
Legal & General Group PLC	217,299	651,495
Lloyds Banking Group PLC	2,429,420	1,325,774
London Stock Exchange Group PLC	11,262	967,649
M&G PLC	94,053	212,679
Melrose Industries PLC	165,385	266,454
Mondi PLC	13,861	234,403
Mondi PLC (Johannesburg Stock Exchange)	4,137	70,755
National Grid PLC	123,849	1,483,639
NatWest Group PLC	195,705	624,151
Next PLC	4,895	342,998
Ocado Group PLC (A)	18,400	136,584
Pearson PLC	23,325	263,383
Persimmon PLC	11,973	175,557
Phoenix Group Holdings PLC	27,163	198,983
Prudential PLC	93,830	1,279,406
Reckitt Benckiser Group PLC	24,469	1,696,111
RELX PLC	41,592	1,149,943
RELX PLC (Euronext Amsterdam Exchange)	24,869	688,895
Rentokil Initial PLC	67,951	417,477
Rio Tinto PLC	38,611	2,717,612
Rolls-Royce Holdings PLC (A)	310,208	346,496
Schroders PLC	29,188	153,369
Segro PLC	44,245	407,599
Severn Trent PLC	9,413	300,729
Shell PLC	248,052	6,992,823
Smith & Nephew PLC	32,440	433,233
Smiths Group PLC	15,498	297,440
Spirax-Sarco Engineering PLC	2,735	349,345
SSE PLC	39,911	820,851
St. James's Place PLC	20,193	266,011
Standard Chartered PLC	85,374	636,767
Taylor Wimpey PLC	139,593	170,960
Tesco PLC	261,234	703,995
The Berkeley Group Holdings PLC	4,051	184,683
The British Land Company PLC	35,353	167,848
The Sage Group PLC	34,459	310,295
Unilever PLC	87,494	4,417,405
United Utilities Group PLC	26,873	321,089
Vodafone Group PLC	946,663	958,707
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Whitbread PLC	7,669	$237,116
WPP PLC	42,535	420,247
		73,086,048
United States - 0.1%
BeiGene, Ltd., ADR (A)	1,700	373,898
Brookfield Renewable Corp., Class A	5,150	141,758
Legend Biotech Corp., ADR (A)	2,100	104,832
Parade Technologies, Ltd.	3,000	75,172
		695,660
TOTAL COMMON STOCKS (Cost $643,054,188)		$754,644,390
PREFERRED SECURITIES - 0.8%
Brazil - 0.4%
Alpargatas SA	1,394	3,977
Banco Bradesco SA	191,781	547,053
Banco BTG Pactual SA	4	4
Braskem SA, A Shares	8,200	37,212
Centrais Eletricas Brasileiras SA, B Shares	5,700	46,659
Cia Energetica de Minas Gerais	47,172	97,592
Gerdau SA	43,600	239,659
Itau Unibanco Holding SA	173,789	823,091
Itausa SA	170,619	274,343
Petroleo Brasileiro SA	165,151	766,248
		2,835,838
Germany - 0.3%
Bayerische Motoren Werke AG	2,090	176,377
Dr. Ing. h.c. F. Porsche AG (A)	3,890	392,552
Henkel AG & Company KGaA	6,583	456,284
Porsche Automobil Holding SE	5,695	310,581
Sartorius AG	833	328,931
Volkswagen AG	6,332	785,480
		2,450,205
South Korea - 0.1%
Hyundai Motor Company	705	41,287
Hyundai Motor Company, 2nd Preferred	1,197	70,056
LG Chem, Ltd. (A)	162	35,742
Samsung Electronics Company, Ltd.	28,139	1,127,624
		1,274,709
TOTAL PREFERRED SECURITIES (Cost $7,437,296)		$6,560,752
RIGHTS - 0.0%
Hanwha Solutions Corp. (Expiration Date: 1-10-23; Strike Price: KRW 28,350.00) (A)	29	22
Localiza Rent a Car SA (Expiration Date: 2-1-23; Strike Price: BRL 42.25) (A)	88	179
Lotte Chemical Corp. (Expiration Date: 1-23-23; Strike Price: KRW 143,000.00) (A)	112	3,144
Thai Union Group PCL (Expiration Date: 1-5-23; Strike Price: THB 32.00) (A)(E)	2,723	0
TOTAL RIGHTS (Cost $0)		$3,345
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (A)	60,320	521
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (A)	30,160	244
TOTAL WARRANTS (Cost $0)		$765

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 1.2%
Short-term funds - 1.2%
Fidelity Government Portfolio, Institutional Class, 4.0943% (F)	9,128,601	$9,128,601
John Hancock Collateral Trust, 4.2988% (F)(G)	14,256	142,499
TOTAL SHORT-TERM INVESTMENTS (Cost $9,271,101)		$9,271,100
Total Investments (International Equity Index Trust) (Cost $659,762,585) - 98.8%		$770,480,352
Other assets and liabilities, net - 1.2%		8,980,448
TOTAL NET ASSETS - 100.0%		$779,460,800
Currency Abbreviations
BRL	Brazilian Real
KRW	Korean Won
International Equity Index Trust (continued)
THB	Thai Bhat
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(D)	All or a portion of this security is on loan as of 12-31-22.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	The rate shown is the annualized seven-day yield as of 12-31-22.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	33	Long	Mar 2023	$3,272,680	$3,216,180	$(56,500)
Mini MSCI Emerging Markets Index Futures	301	Long	Mar 2023	14,814,844	14,435,960	(378,884)
						$(435,384)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
International Small Company Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 98.7%
Australia - 6.4%
A2B Australia, Ltd. (A)	9,047	$6,510
Accent Group, Ltd.	24,907	28,417
Adairs, Ltd.	7,105	10,618
Adbri, Ltd.	19,036	21,405
Ainsworth Game Technology, Ltd. (A)	10,192	7,505
Alcidion Group, Ltd. (A)	43,339	4,244
Alkane Resources, Ltd. (A)	25,036	9,146
Alliance Aviation Services, Ltd. (A)	3,238	6,886
AMA Group, Ltd. (A)	33,686	4,927
AMP, Ltd. (A)	102,297	90,978
Ansell, Ltd.	3,694	70,954
Appen, Ltd.	3,751	6,331
Arafura Rare Earths, Ltd. (A)	160,240	49,551
ARB Corp., Ltd.	3,181	55,207
Archer Materials, Ltd. (A)	10,038	4,205
Ardent Leisure Group, Ltd.	39,016	16,084
AUB Group, Ltd.	5,264	80,194
Audinate Group, Ltd. (A)	3,365	17,078
Aurelia Metals, Ltd. (A)	85,331	7,214
Aussie Broadband, Ltd. (A)	7,972	14,106
Austal, Ltd.	23,155	32,796
Australian Agricultural Company, Ltd. (A)	28,065	33,474
Australian Finance Group, Ltd.	15,010	14,774
Australian Strategic Materials, Ltd. (A)	2,603	2,522
Auswide Bank, Ltd.	694	2,823
AVZ Minerals, Ltd. (A)(B)	98,026	39,044
Baby Bunting Group, Ltd.	5,551	10,232
Bapcor, Ltd.	15,610	68,405
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Base Resources, Ltd.	32,069	$4,925
Beach Energy, Ltd.	27,676	30,052
Beacon Lighting Group, Ltd.	6,266	9,079
Bega Cheese, Ltd.	15,122	39,928
Bell Financial Group, Ltd.	10,635	7,046
Bellevue Gold, Ltd. (A)	54,153	42,002
Betmakers Technology Group, Ltd. (A)	14,102	2,621
Bigtincan Holdings, Ltd. (A)	29,230	10,501
Blackmores, Ltd.	796	39,079
Boral, Ltd.	21,191	41,563
Bravura Solutions, Ltd.	17,804	10,576
Breville Group, Ltd.	4,635	57,555
Brickworks, Ltd.	3,876	58,311
Bubs Australia, Ltd. (A)	28,812	5,856
BWX, Ltd. (A)	9,946	1,139
Calidus Resources, Ltd. (A)	27,986	5,187
Capitol Health, Ltd.	41,735	9,071
Capricorn Metals, Ltd. (A)	13,300	41,705
Carnarvon Energy, Ltd. (A)	51,813	5,254
Cash Converters International, Ltd.	14,501	2,318
Cedar Woods Properties, Ltd.	5,696	16,712
Champion Iron, Ltd.	5,107	25,267
City Chic Collective, Ltd. (A)	9,410	3,030
Clinuvel Pharmaceuticals, Ltd.	2,335	34,136
Clover Corp., Ltd.	8,155	6,900
Codan, Ltd.	5,320	14,729
Collins Foods, Ltd.	8,677	42,358
Cooper Energy, Ltd. (A)	158,205	19,817

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Corporate Travel Management, Ltd.	4,156	$41,379
Costa Group Holdings, Ltd.	18,556	34,671
Credit Corp. Group, Ltd.	3,047	38,630
CSR, Ltd.	25,551	81,707
Data#3, Ltd.	9,073	41,900
De Grey Mining, Ltd. (A)	62,572	55,105
Dicker Data, Ltd.	2,871	19,897
Domain Holdings Australia, Ltd.	11,859	21,693
Downer EDI, Ltd.	26,043	65,449
Eagers Automotive, Ltd.	7,533	55,220
Eclipx Group, Ltd. (A)	16,681	22,820
Elders, Ltd.	6,553	44,981
Emeco Holdings, Ltd.	22,924	11,962
Emerald Resources NL (A)	28,411	22,977
EML Payments, Ltd. (A)	16,327	6,929
Enero Group, Ltd.	3,952	7,589
EQT Holdings, Ltd.	957	16,294
Estia Health, Ltd.	11,708	16,424
EVT, Ltd.	5,448	46,970
Finbar Group, Ltd.	8,370	3,629
Fleetwood, Ltd.	8,058	7,809
Flight Centre Travel Group, Ltd. (A)	5,869	57,439
Frontier Digital Ventures, Ltd. (A)	10,734	4,947
G8 Education, Ltd.	51,376	38,668
Galan Lithium, Ltd. (A)	13,760	9,925
Gold Road Resources, Ltd.	44,498	51,508
GrainCorp, Ltd., Class A	9,793	49,372
Grange Resources, Ltd.	21,083	12,093
GUD Holdings, Ltd.	7,010	35,939
GWA Group, Ltd.	12,453	17,314
Hansen Technologies, Ltd.	11,735	41,053
Healius, Ltd.	23,643	49,263
Helia Group, Ltd.	18,245	34,047
Highfield Resources, Ltd. (A)	13,495	5,325
HT&E, Ltd.	20,357	13,247
HUB24, Ltd.	3,277	58,568
Humm Group, Ltd.	27,415	10,476
Iluka Resources, Ltd.	3,056	19,658
Imdex, Ltd.	20,483	30,833
Infomedia, Ltd.	17,584	14,343
Inghams Group, Ltd.	20,588	39,916
Insignia Financial, Ltd.	32,271	73,425
Integral Diagnostics, Ltd.	13,604	27,088
Integrated Research, Ltd. (A)	3,367	1,042
InvoCare, Ltd.	6,357	47,551
Ioneer, Ltd. (A)	61,614	15,774
IPH, Ltd.	9,953	58,499
IRESS, Ltd.	7,892	51,013
IVE Group, Ltd.	11,452	18,355
Johns Lyng Group, Ltd.	11,256	47,325
Jumbo Interactive, Ltd.	2,253	21,389
Jupiter Mines, Ltd.	116,266	17,479
Karoon Energy, Ltd. (A)	31,460	47,275
Kelsian Group, Ltd.	2,432	9,399
Kogan.com, Ltd. (A)	1,950	4,629
Lifestyle Communities, Ltd.	4,254	54,613
Link Administration Holdings, Ltd.	18,547	24,920
Lovisa Holdings, Ltd.	3,846	60,382
MA Financial Group, Ltd.	4,146	12,775
Macmahon Holdings, Ltd.	112,440	11,080
Macquarie Telecom Group, Ltd. (A)	223	9,017
Magellan Financial Group, Ltd.	1,591	9,626
Mayne Pharma Group, Ltd. (A)	99,135	13,473
McMillan Shakespeare, Ltd.	3,346	30,568
McPherson's, Ltd.	9,168	4,147
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Mesoblast, Ltd. (A)	11,677	$6,933
Metals X, Ltd. (A)	48,765	12,727
Metcash, Ltd.	11,281	30,507
Michael Hill International, Ltd.	16,629	12,363
Mincor Resources NL (A)	15,835	16,127
MMA Offshore, Ltd. (A)	25,635	16,555
Monadelphous Group, Ltd.	5,646	51,300
Monash IVF Group, Ltd.	21,798	14,119
Mount Gibson Iron, Ltd. (A)	19,096	6,302
Myer Holdings, Ltd.	63,302	29,275
MyState, Ltd.	5,518	14,690
Nanosonics, Ltd. (A)	11,541	33,541
Navigator Global Investments, Ltd.	11,684	9,179
Netwealth Group, Ltd.	4,931	40,398
New Hope Corp., Ltd.	24,235	104,082
Newcrest Mining, Ltd. (Toronto Stock Exchange)	2,787	38,985
nib holdings, Ltd.	22,359	116,934
Nick Scali, Ltd.	5,272	37,869
Nickel Industries, Ltd.	52,112	34,482
Nine Entertainment Company Holdings, Ltd.	57,796	72,104
Novonix, Ltd. (A)	10,082	9,930
NRW Holdings, Ltd.	25,786	49,218
Nufarm, Ltd.	21,032	87,684
Objective Corp., Ltd.	921	8,203
OceanaGold Corp. (A)	38,000	72,408
OFX Group, Ltd. (A)	14,134	22,890
Omni Bridgeway, Ltd. (A)	15,737	38,731
oOh!media, Ltd.	31,712	27,506
Orora, Ltd.	40,091	78,472
Pacific Current Group, Ltd.	1,717	8,544
Pact Group Holdings, Ltd.	11,275	7,821
Paladin Energy, Ltd. (A)	119,046	56,174
Panoramic Resources, Ltd. (A)	68,650	8,163
Pantoro, Ltd. (A)	50,794	3,353
Pantoro, Ltd., Additional Offering (A)	3,300	218
Peet, Ltd.	13,800	10,645
Pendal Group, Ltd.	12,114	41,053
PeopleIN, Ltd.	4,845	10,435
Perenti, Ltd. (A)	35,432	31,734
Perpetual, Ltd.	2,227	36,992
Perseus Mining, Ltd.	68,083	97,969
PEXA Group, Ltd. (A)	2,466	19,819
Pinnacle Investment Management Group, Ltd.	5,460	32,329
Platinum Asset Management, Ltd.	22,136	26,804
PolyNovo, Ltd. (A)	27,238	37,423
Poseidon Nickel, Ltd. (A)	71,048	1,926
Poseidon Nickel, Ltd., Additional Offering (A)	30,082	815
Praemium, Ltd.	28,131	15,247
Premier Investments, Ltd.	4,408	73,855
Propel Funeral Partners, Ltd.	2,859	8,454
PSC Insurance Group, Ltd.	5,616	19,066
PWR Holdings, Ltd.	4,736	34,518
Ramelius Resources, Ltd.	38,169	24,404
ReadyTech Holdings, Ltd. (A)	4,809	11,111
Red 5, Ltd. (A)	215,569	30,547
Redbubble, Ltd. (A)	13,929	4,894
Regis Healthcare, Ltd.	9,267	11,906
Regis Resources, Ltd.	35,749	50,313
Resolute Mining, Ltd. (A)	88,090	11,912
Ridley Corp., Ltd.	19,540	26,223
RPMGlobal Holdings, Ltd. (A)	6,670	7,917

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Sandfire Resources, Ltd.	21,317	$78,836
Select Harvests, Ltd.	7,048	18,693
Servcorp, Ltd.	3,171	6,900
Service Stream, Ltd.	27,275	12,648
Seven West Media, Ltd. (A)	85,038	22,817
SG Fleet Group, Ltd.	8,938	11,077
Sierra Rutile Holdings, Ltd. (A)	14,764	2,251
Sigma Healthcare, Ltd.	86,903	36,059
Silver Lake Resources, Ltd. (A)	48,508	39,487
Silver Mines, Ltd. (A)	71,260	9,822
Sims, Ltd.	7,974	70,692
SmartGroup Corp., Ltd.	8,029	27,800
SolGold PLC (A)	65,333	12,730
Solvar, Ltd.	9,169	11,425
Southern Cross Media Group, Ltd.	17,291	12,533
SRG Global, Ltd.	31,157	14,648
St. Barbara, Ltd. (A)	33,249	17,773
Super Retail Group, Ltd.	7,649	55,516
Superloop, Ltd. (A)	22,967	11,326
Symbio Holdings, Ltd.	2,522	2,672
Syrah Resources, Ltd. (A)	49,135	68,545
Tabcorp Holdings, Ltd.	93,926	68,393
Technology One, Ltd.	9,574	85,044
Temple & Webster Group, Ltd. (A)	4,468	14,003
Ten Sixty Four, Ltd.	8,127	3,565
Terracom, Ltd.	32,978	20,833
The Reject Shop, Ltd. (A)	2,561	7,363
The Star Entertainment Group, Ltd. (A)	42,180	50,606
Tyro Payments, Ltd. (A)	10,423	9,906
United Malt Grp, Ltd.	15,585	36,794
Viva Energy Group, Ltd. (C)	18,414	34,086
Vulcan Energy Resources, Ltd. (A)	3,349	14,369
Webjet, Ltd. (A)	16,369	68,131
West African Resources, Ltd. (A)	42,178	34,120
Westgold Resources, Ltd. (A)	18,696	11,156
Whitehaven Coal, Ltd.	24,362	155,209
Zip Company, Ltd. (A)	18,285	6,312
		6,251,398
Austria - 1.5%
Addiko Bank AG (A)	668	9,039
Agrana Beteiligungs AG	724	11,576
ams AG (A)	11,874	86,996
ANDRITZ AG	3,278	187,639
AT&S Austria Technologie & Systemtechnik AG	1,188	40,748
BAWAG Group AG (A)(C)	4,044	215,505
CA Immobilien Anlagen AG	1,426	43,055
DO & Company AG (A)	278	26,351
EVN AG	2,014	36,419
Fabasoft AG	599	13,136
FACC AG (A)	1,116	6,793
Flughafen Wien AG (A)	265	9,361
IMMOFINANZ AG (A)(B)	4,356	0
Kapsch TrafficCom AG (A)	191	2,315
Kontron AG	2,318	37,784
Lenzing AG	391	22,888
Mayr Melnhof Karton AG	378	61,066
Oesterreichische Post AG	1,378	43,382
Palfinger AG	876	22,188
POLYTEC Holding AG	995	4,901
Porr AG	876	10,985
Raiffeisen Bank International AG (A)	6,265	102,158
RHI Magnesita NV	1,095	30,599
RHI Magnesita NV (London Stock Exchange)	545	14,678
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Austria (continued)
Rosenbauer International AG	174	$5,597
Schoeller-Bleckmann Oilfield Equipment AG	710	44,520
Semperit AG Holding	822	17,414
Strabag SE (A)	893	37,389
Telekom Austria AG (A)	4,436	27,410
UBM Development AG	411	9,996
UNIQA Insurance Group AG	3,329	24,884
Vienna Insurance Group AG	1,157	27,650
voestalpine AG	4,895	129,664
Wienerberger AG	4,676	112,710
Zumtobel Group AG	2,545	18,476
		1,495,272
Belgium - 1.5%
Ackermans & van Haaren NV	982	168,543
AGFA-Gevaert NV (A)	6,780	19,381
Atenor	211	10,928
Barco NV	3,257	80,688
Bekaert SA	1,389	53,981
Biocartis Group NV (A)(C)	4,063	2,295
bpost SA	4,236	21,778
Cie d'Entreprises CFE (A)	416	4,245
Deceuninck NV	2,515	6,600
Deme Group NV (A)	416	55,247
Econocom Group SA/NV	6,435	19,630
Etablissements Franz Colruyt NV	2,147	49,035
Euronav NV (A)	8,334	140,199
Euronav NV (New York Stock Exchange) (A)	2,324	39,601
EVS Broadcast Equipment SA	811	19,355
Exmar NV	1,567	13,286
Fagron	2,712	38,585
Galapagos NV (A)	1,566	69,501
Gimv NV	1,044	49,318
Immobel SA	209	10,044
Ion Beam Applications	1,305	21,706
Kinepolis Group NV (A)	585	24,368
Lotus Bakeries NV	21	142,210
Melexis NV	753	65,545
Ontex Group NV (A)	3,927	26,288
Orange Belgium SA (A)	417	7,687
Picanol	88	7,479
Proximus SADP	6,084	58,740
Recticel SA	2,296	38,242
Sipef NV	420	26,515
Telenet Group Holding NV	1,717	28,046
Tessenderlo Group SA (A)	904	32,258
Van de Velde NV	377	12,171
VGP NV	462	38,657
Viohalco SA	7,173	30,911
X-Fab Silicon Foundries SE (A)(C)	3,484	24,724
		1,457,787
Bermuda - 0.2%
Hafnia, Ltd.	4,237	21,790
Hiscox, Ltd.	12,537	165,294
		187,084
Cambodia - 0.1%
NagaCorp, Ltd. (A)	52,492	46,125
Canada - 11.4%
5N Plus, Inc. (A)	3,515	7,554
Acadian Timber Corp.	800	8,842
Advantage Energy, Ltd. (A)	9,000	62,947
Aecon Group, Inc.	3,200	21,530
Africa Oil Corp.	22,402	41,197

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Ag Growth International, Inc.	1,100	$35,218
AGF Management, Ltd., Class B	4,298	22,442
Aimia, Inc. (A)	7,777	21,194
AirBoss of America Corp.	1,500	8,242
Alamos Gold, Inc., Class A	22,405	226,532
Alaris Equity Partners Income	2,229	26,406
Algoma Central Corp.	700	9,420
Altius Minerals Corp.	3,100	50,850
Altus Group, Ltd.	2,318	92,515
Amerigo Resources, Ltd.	13,502	13,163
Andlauer Healthcare Group, Inc.	1,218	42,594
Andrew Peller, Ltd., Class A	2,300	8,476
Aritzia, Inc. (A)	5,745	200,905
Ascot Resources, Ltd. (A)	13,700	5,261
Atco, Ltd., Class I	2,918	91,333
Athabasca Oil Corp. (A)	35,674	63,497
ATS Corp. (A)	4,247	132,021
AutoCanada, Inc. (A)	1,985	34,173
B2Gold Corp.	37,525	133,305
B2Gold Corp. (NYSE American Exchange)	5,393	19,253
Badger Infrastructure Solutions, Ltd.	1,832	36,072
Ballard Power Systems, Inc. (A)	9,718	46,509
Baytex Energy Corp. (A)	19,253	86,454
Birch Mountain Resources, Ltd. (A)(B)	9,200	1
Birchcliff Energy, Ltd.	15,733	109,573
Bird Construction, Inc.	4,995	29,955
Black Diamond Group, Ltd.	2,750	9,810
BlackBerry, Ltd. (A)	17,634	57,434
BMTC Group, Inc.	500	4,321
Bombardier, Inc., Class B (A)	3,969	153,220
Boralex, Inc., Class A	3,277	96,858
Boyd Group Services, Inc.	1,160	179,192
Brookfield Infrastructure Corp., Class A	1,086	42,245
Calian Group, Ltd.	605	29,843
Calibre Mining Corp. (A)	11,500	7,644
Canaccord Genuity Group, Inc.	5,281	32,723
Canacol Energy, Ltd.	7,565	10,951
Canada Goose Holdings, Inc. (A)	2,213	39,357
Canadian Western Bank	5,015	89,114
Canfor Corp. (A)	2,404	37,835
Canfor Pulp Products, Inc. (A)	2,715	8,301
Capital Power Corp.	6,027	206,227
Capstone Copper Corp. (A)	29,467	107,509
Cardinal Energy, Ltd.	5,530	31,122
Cascades, Inc.	5,723	35,758
Celestica, Inc. (A)	3,019	34,025
Celestica, Inc. (New York Stock Exchange) (A)	3,200	36,064
Centerra Gold, Inc.	9,077	46,994
CES Energy Solutions Corp.	18,429	37,566
China Gold International Resources Corp., Ltd.	18,050	52,124
CI Financial Corp.	6,700	66,852
Cineplex, Inc. (A)	1,227	7,295
Cogeco Communications, Inc.	563	31,930
Cogeco, Inc.	445	20,893
Colliers International Group, Inc.	500	45,931
Computer Modelling Group, Ltd.	4,420	19,031
Copper Mountain Mining Corp. (A)	8,800	11,114
Corby Spirit and Wine, Ltd.	700	8,463
Corus Entertainment, Inc., B Shares	11,806	18,834
Crescent Point Energy Corp.	12,719	90,743
Crescent Point Energy Corp. (New York Stock Exchange)	16,800	120,120
Crew Energy, Inc. (A)	8,100	33,680
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Cronos Group, Inc. (A)	5,470	$13,897
Cronos Group, Inc. (Nasdaq Exchange) (A)	7,260	18,440
Denison Mines Corp. (A)	33,624	38,491
Dexterra Group, Inc.	1,621	6,620
Doman Building Materials Group, Ltd.	3,600	15,288
Dorel Industries, Inc., Class B	1,800	6,913
DREAM Unlimited Corp., Class A	1,350	25,355
Dundee Precious Metals, Inc.	7,687	36,959
ECN Capital Corp.	16,900	34,699
E-L Financial Corp., Ltd.	100	65,140
Eldorado Gold Corp. (A)	9,374	78,163
Element Fleet Management Corp.	20,269	276,191
Endeavour Silver Corp. (A)	6,945	22,466
Enerflex, Ltd.	6,400	40,366
Enerplus Corp.	8,513	150,266
Enghouse Systems, Ltd.	2,700	71,727
Ensign Energy Services, Inc. (A)	9,800	24,681
EQB, Inc.	1,392	58,322
Equinox Gold Corp. (A)	12,552	41,067
ERO Copper Corp. (A)	2,900	39,923
Evertz Technologies, Ltd.	1,900	17,920
Exchange Income Corp.	568	22,078
Exco Technologies, Ltd.	1,500	8,530
Extendicare, Inc.	6,230	30,184
Fiera Capital Corp.	5,935	38,047
Finning International, Inc.	7,281	181,003
Firm Capital Mortgage Investment Corp.	1,100	8,685
First Majestic Silver Corp.	9,281	77,319
First Majestic Silver Corp. (New York Stock Exchange)	1,582	13,194
First Mining Gold Corp. (A)	39,000	5,761
First National Financial Corp.	700	18,829
Fission Uranium Corp. (A)	19,500	11,521
Fortuna Silver Mines, Inc. (A)	14,300	53,757
Freehold Royalties, Ltd.	5,429	63,472
Frontera Energy Corp. (A)	2,200	19,936
Galiano Gold, Inc. (A)	6,600	3,510
Gamehost, Inc.	100	603
GDI Integrated Facility Services, Inc. (A)	300	10,081
Gibson Energy, Inc.	4,798	83,770
goeasy, Ltd.	372	29,246
GoGold Resources, Inc. (A)	5,300	8,494
Gran Tierra Energy, Inc. (A)	25,166	25,092
Guardian Capital Group, Ltd., Class A	1,100	31,546
Hanfeng Evergreen, Inc. (A)(B)	200	0
Headwater Exploration, Inc.	9,290	40,618
Heroux-Devtek, Inc. (A)	2,700	26,212
HEXO Corp. (A)	261	268
High Liner Foods, Inc.	1,773	18,031
HLS Therapeutics, Inc.	700	5,082
Home Capital Group, Inc.	3,379	106,261
Hudbay Minerals, Inc.	10,057	50,805
IAMGOLD Corp. (A)	24,627	63,114
Imperial Metals Corp. (A)	5,060	6,764
Information Services Corp.	800	14,281
Innergex Renewable Energy, Inc.	8,000	95,716
Interfor Corp. (A)	3,520	54,594
International Petroleum Corp. (A)	337	3,833
International Petroleum Corp. (Nasdaq Stockholm Exchange) (A)	3,496	39,273
International Tower Hill Mines, Ltd. (A)	2,300	985
Jamieson Wellness, Inc. (C)	2,200	57,015
K92 Mining, Inc. (A)	1,930	10,933
KAB Distribution, Inc. (A)(B)	7,076	0
Karora Resources, Inc. (A)	4,800	16,484

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
K-Bro Linen, Inc.	600	$12,097
Kelt Exploration, Ltd. (A)	10,445	38,648
Keyera Corp.	806	17,614
Kinaxis, Inc. (A)	546	61,258
Knight Therapeutics, Inc. (A)	5,400	20,659
Labrador Iron Ore Royalty Corp.	2,318	57,488
Largo, Inc. (A)	780	4,228
Lassonde Industries, Inc., Class A	200	16,437
Laurentian Bank of Canada	1,514	36,117
Leon's Furniture, Ltd.	1,883	23,906
Lightspeed Commerce, Inc. (A)	5,593	79,930
Linamar Corp.	2,366	107,117
Logistec Corp., Class B	700	21,439
Lucara Diamond Corp. (A)	25,184	9,300
Lundin Gold, Inc.	4,258	41,605
MAG Silver Corp. (A)	2,268	35,427
Magellan Aerospace Corp.	900	6,647
Mainstreet Equity Corp. (A)	400	34,860
Major Drilling Group International, Inc. (A)	4,513	35,064
Manitok Energy, Inc. (A)(B)	16	0
Maple Leaf Foods, Inc.	4,140	74,758
Martinrea International, Inc.	4,603	38,279
Maverix Metals, Inc.	2,300	10,736
MDA, Ltd. (A)	1,987	9,392
Medical Facilities Corp.	2,104	12,493
MEG Energy Corp. (A)	10,188	141,834
Melcor Developments, Ltd.	1,000	7,866
Methanex Corp.	3,089	116,944
Morguard Corp.	400	33,223
Mountain Province Diamonds, Inc. (A)	6,800	2,612
MTY Food Group, Inc.	742	31,275
Mullen Group, Ltd.	5,582	59,984
New Gold, Inc. (A)	34,515	33,903
NFI Group, Inc.	2,960	20,812
North American Construction Group, Ltd.	2,100	28,041
NuVista Energy, Ltd. (A)	9,305	85,765
Onex Corp.	569	27,437
Organigram Holdings, Inc. (A)	8,928	7,253
Orla Mining, Ltd. (A)	11,140	45,087
Osisko Gold Royalties, Ltd.	9,500	114,505
Osisko Mining, Inc. (A)	12,850	33,216
Pan American Silver Corp.	7,524	122,807
Paramount Resources, Ltd., Class A	5,173	109,420
Parex Resources, Inc.	5,516	82,088
Park Lawn Corp.	1,792	34,212
Parkland Corp.	6,819	149,625
Pason Systems, Inc.	3,936	46,337
Peyto Exploration & Development Corp.	5,797	59,383
PHX Energy Services Corp.	2,600	14,920
Pine Cliff Energy, Ltd.	11,000	13,730
Pizza Pizza Royalty Corp.	1,729	17,418
Polaris Renewable Energy, Inc.	1,500	15,587
Pollard Banknote, Ltd.	1,000	14,121
PolyMet Mining Corp. (A)	1,185	3,168
PrairieSky Royalty, Ltd.	11,227	179,931
Precision Drilling Corp. (A)	782	59,898
Premium Brands Holdings Corp.	2,000	121,536
Quarterhill, Inc.	9,800	11,436
Questerre Energy Corp., Class A (A)	19,444	2,872
Real Matters, Inc. (A)	3,500	10,805
RF Capital Group, Inc. (A)	185	1,571
Richelieu Hardware, Ltd.	2,000	53,486
Rogers Sugar, Inc.	6,474	27,206
Russel Metals, Inc.	2,746	58,368
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Sabina Gold & Silver Corp. (A)	20,475	$20,112
Sandstorm Gold, Ltd.	9,531	50,119
Savaria Corp.	2,300	23,764
Seabridge Gold, Inc. (A)	2,830	35,532
Secure Energy Services, Inc.	13,477	69,973
ShawCor, Ltd. (A)	4,173	42,346
Sienna Senior Living, Inc.	3,606	29,029
Sierra Wireless, Inc. (A)	2,600	75,312
SilverCrest Metals, Inc. (A)	100	598
Sleep Country Canada Holdings, Inc. (C)	2,113	35,862
SNC-Lavalin Group, Inc.	6,643	117,062
Spin Master Corp. (C)	1,400	34,452
Sprott, Inc.	1,329	44,208
Stantec, Inc.	1,088	52,134
Stelco Holdings, Inc.	2,075	67,874
Stella-Jones, Inc.	2,800	100,337
Superior Plus Corp.	7,557	62,677
Surge Energy, Inc.	2,103	14,149
Tamarack Valley Energy, Ltd.	20,085	66,159
Taseko Mines, Ltd. (A)	16,100	23,544
Tecsys, Inc.	609	11,933
TELUS Corp.	1,384	26,709
TerraVest Industries, Inc.	600	12,226
The North West Company, Inc.	3,606	94,731
Tidewater Midstream and Infrastructure, Ltd.	6,650	4,960
Timbercreek Financial Corp.	6,000	31,507
TLC Vision Corp. (A)(B)	3,400	0
Torex Gold Resources, Inc. (A)	5,460	62,705
Total Energy Services, Inc.	3,132	19,916
TransAlta Corp.	9,482	84,806
TransAlta Renewables, Inc.	6,098	50,667
Transcontinental, Inc., Class A	4,783	53,977
Trevali Mining Corp. (A)(B)	3,713	466
Trican Well Service, Ltd. (A)	22,209	60,033
Tricon Residential, Inc.	9,919	76,480
Trisura Group, Ltd. (A)	2,500	83,623
Uni-Select, Inc. (A)	3,401	107,606
Vecima Networks, Inc.	479	6,860
Vermilion Energy, Inc.	6,400	113,300
Wajax Corp.	1,300	18,943
Wesdome Gold Mines, Ltd. (A)	7,800	43,090
Western Copper & Gold Corp. (A)	5,400	9,612
Western Forest Products, Inc.	25,850	22,146
Westshore Terminals Investment Corp.	2,189	36,262
Whitecap Resources, Inc.	14,080	111,683
WildBrain, Ltd. (A)	10,382	23,923
Winpak, Ltd.	1,177	36,562
Yamana Gold, Inc.	45,750	254,092
Yellow Pages, Ltd.	140	1,408
Zenith Capital Corp. (A)	1,700	238
		11,217,266
China - 0.0%
AustAsia Group, Ltd. (A)	4,540	3,705
Fosun Tourism Group (A)(C)	11,400	16,876
		20,581
Denmark - 2.5%
ALK-Abello A/S (A)	5,254	73,288
Alm Brand A/S	33,083	53,680
Amagerbanken A/S (A)(B)	25,580	0
Asetek A/S (A)	1,629	1,998
Bang & Olufsen A/S (A)	7,788	9,228
Bavarian Nordic A/S (A)	3,556	109,562
Better Collective A/S (A)	2,021	24,744
Cadeler A/S (A)	2,970	11,595

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Denmark (continued)
CBrain A/S	389	$8,864
Chemometec A/S (A)	801	79,866
Columbus A/S	6,187	5,618
D/S Norden A/S	1,788	107,754
Dfds A/S	1,767	64,931
FLSmidth & Company A/S	3,054	110,707
H Lundbeck A/S	17,205	64,428
H+H International A/S, Class B (A)	1,146	17,167
ISS A/S (A)	7,129	150,895
Jeudan A/S	380	13,152
Jyske Bank A/S (A)	2,263	146,737
Lan & Spar Bank A/S	225	20,910
Matas A/S	2,910	29,134
Netcompany Group A/S (A)(C)	1,473	62,680
Nilfisk Holding A/S (A)	1,220	25,536
NKT A/S (A)	2,498	141,021
NNIT A/S (A)(C)	479	4,555
NTG Nordic Transport Group A/S (A)	635	21,837
Per Aarsleff Holding A/S	883	33,296
Ringkjoebing Landbobank A/S	1,302	177,812
Royal Unibrew A/S	2,134	151,664
Scandinavian Tobacco Group A/S (C)	3,178	55,859
Schouw & Company A/S	666	50,142
SimCorp A/S	1,627	111,999
Solar A/S, B Shares	410	36,716
SP Group A/S	368	13,621
Spar Nord Bank A/S	4,967	76,061
Sparekassen Sjaelland-Fyn A/S	1,012	28,200
Sydbank A/S	3,132	131,752
TCM Group A/S	507	5,311
Tivoli A/S (A)	102	11,141
Topdanmark A/S	1,997	105,091
UIE PLC	1,280	32,890
Vestjysk Bank A/S (A)	22,473	10,257
Zealand Pharma A/S (A)	1,273	36,920
		2,428,619
Finland - 2.2%
Aktia Bank OYJ	3,501	38,308
Alma Media OYJ	1,962	19,682
Bittium OYJ	2,708	11,545
Cargotec OYJ, B Shares	2,007	89,023
Caverion OYJ	3,325	24,643
Citycon OYJ (A)	4,136	27,708
Enento Group OYJ (A)(C)	860	19,679
EQ OYJ	483	13,135
Finnair OYJ (A)	44,891	18,659
Fiskars OYJ ABP	2,196	36,208
F-Secure OYJ (A)	7,159	21,714
Harvia OYJ	846	16,047
HKScan OYJ, A Shares	316	294
Huhtamaki OYJ	3,864	132,368
Kamux Corp.	1,688	7,852
Kemira OYJ	4,940	75,803
Kojamo OYJ	4,092	60,516
Konecranes OYJ	2,027	62,490
Lassila & Tikanoja OYJ	1,929	21,982
Marimekko OYJ	1,923	18,031
Metsa Board OYJ, B Shares	7,990	75,063
Musti Group OYJ (A)	1,222	20,430
Nokian Renkaat OYJ	4,287	43,995
Olvi OYJ, A Shares	721	25,629
Oma Saastopankki OYJ	490	9,780
Oriola OYJ, B Shares	9,290	17,322
Orion OYJ, Class A	982	53,749
Orion OYJ, Class B	4,918	269,619
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Finland (continued)
Outokumpu OYJ	16,239	$82,417
Pihlajalinna OYJ	1,193	10,875
Ponsse OYJ	543	14,725
QT Group OYJ (A)	770	36,868
Raisio OYJ, V Shares	8,267	22,015
Rapala VMC OYJ	908	4,866
Revenio Group OYJ	1,101	45,525
Rovio Entertainment OYJ (C)	1,642	10,696
Sanoma OYJ	2,692	28,324
Taaleri OYJ	956	11,439
Talenom OYJ	637	6,203
Terveystalo OYJ (C)	4,887	32,743
TietoEVRY OYJ	4,031	114,641
Tokmanni Group Corp.	2,438	29,482
Uponor OYJ	2,530	44,993
Vaisala OYJ, A Shares	952	40,117
Valmet OYJ	6,257	168,905
Verkkokauppa.com OYJ	1,047	3,180
Wartsila OYJ ABP	18,553	156,439
WithSecure OYJ (A)	7,159	10,527
YIT OYJ	8,449	22,280
		2,128,534
France - 4.7%
ABC arbitrage	2,570	17,742
AKWEL	725	13,439
ALD SA (C)	7,805	90,053
Altamir	752	20,764
Alten SA	1,325	166,007
Assystem SA	763	33,167
Aubay	399	20,808
Axway Software SA	531	9,450
Bastide le Confort Medical	256	10,093
Beneteau SA	2,839	43,041
Bigben Interactive	1,198	8,175
Boiron SA	274	14,883
Bonduelle SCA	1,027	14,715
Burelle SA	15	7,595
Casino Guichard Perrachon SA (A)	2,173	22,715
Catana Group	1,588	10,016
Cegedim SA	495	7,713
CGG SA (A)	42,425	27,491
Chargeurs SA	1,491	22,468
Cie des Alpes	998	15,359
Cie Plastic Omnium SA	2,278	33,106
Claranova SE (A)	1,250	3,685
Coface SA	6,169	80,093
DBV Technologies SA (A)	1,786	5,996
Derichebourg SA	6,625	39,219
Ekinops SAS (A)	1,302	11,715
Electricite de Strasbourg SA	31	3,314
Elior Group SA (A)(C)	8,308	29,426
Elis SA	8,325	122,886
Equasens	290	23,180
Eramet SA	565	50,841
Etablissements Maurel et Prom SA	6,372	27,529
Eurazeo SE	1,837	114,367
Eutelsat Communications SA	6,192	46,154
Exel Industries, A Shares	89	5,179
Faurecia SE (A)	7,066	106,946
Fnac Darty SA	1,052	38,848
Gaztransport Et Technigaz SA	1,112	118,841
Genfit (A)	2,919	12,392
Groupe Crit	163	10,649
Guerbet	326	5,922
Haulotte Group SA	962	3,568

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
ID Logistics Group (A)	176	$50,490
Imerys SA	1,845	71,879
Infotel SA	348	20,552
Interparfums SA	789	46,915
IPSOS	2,460	154,066
Jacquet Metals SACA	1,024	18,356
JCDecaux SE (A)	1,836	34,859
Kaufman & Broad SA	901	26,480
Korian SA	3,776	40,966
Laurent-Perrier	110	15,765
Lectra	1,320	49,767
LISI	1,205	25,114
LNA Sante SA	166	5,261
Lumibird (A)	632	11,217
Maisons du Monde SA (C)	1,925	24,197
Manitou BF SA	880	23,360
Manutan International	105	11,575
Mersen SA	1,171	47,328
Metropole Television SA	1,324	21,757
Nacon SA (A)	207	577
Neoen SA (C)	1,435	58,029
Neurones	659	27,694
Nexans SA	991	89,694
Nexity SA	1,974	55,138
NRJ Group	782	5,675
Orpea SA (A)	1,358	8,995
Pierre Et Vacances SA (A)	10,785	12,529
Plastivaloire	383	1,361
Quadient SA	2,171	32,044
Recylex SA (A)(B)	1,058	2,093
Rexel SA (A)	10,217	202,076
Rothschild & Company	1,588	63,433
Rubis SCA	3,866	101,800
Samse SA	48	9,638
Savencia SA	372	23,272
SCOR SE	6,613	152,371
SEB SA	741	62,171
Seche Environnement SA	126	12,121
SMCP SA (A)(C)	1,921	13,367
Societe BIC SA	1,252	85,703
Societe LDC SA	212	24,397
Societe pour l'Informatique Industrielle	438	21,294
SOITEC (A)	362	59,417
Solocal Group (A)	6,121	3,995
Somfy SA	326	49,815
Sopra Steria Group SACA	690	104,468
SPIE SA	6,716	175,116
Stef SA	202	19,585
Synergie SE	557	17,870
Technicolor Creative Studios SA (A)	9,713	2,307
Technip Energies NV	6,139	96,514
Television Francaise 1	3,803	29,195
Thermador Groupe	453	41,798
Tikehau Capital SCA	2,057	53,328
Trigano SA	463	63,208
Ubisoft Entertainment SA (A)	4,551	128,569
Valeo	8,798	157,201
Vallourec SA (A)	5,161	68,009
Vantiva SA (A)	9,713	2,141
Verallia SA (C)	3,490	118,275
Vetoquinol SA	297	27,876
Vicat SA	1,201	30,137
VIEL & Cie SA	3,220	20,360
Vilmorin & Cie SA	614	30,009
Virbac SA	232	56,656
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Voltalia SA (A)	1,403	$25,592
Wavestone	331	15,305
Xilam Animation SA (A)	215	7,888
		4,639,560
Gabon - 0.0%
Totalenergies EP Gabon	20	3,383
Georgia - 0.1%
Bank of Georgia Group PLC	2,491	77,909
Georgia Capital PLC (A)	1,145	10,059
TBC Bank Group PLC	1,781	48,923
		136,891
Germany - 5.5%
1&1 AG	2,192	27,116
7C Solarparken AG	3,282	14,938
Aareal Bank AG (A)	2,902	102,484
Adesso SE	207	29,109
AIXTRON SE	3,301	94,980
All for One Group SE	130	6,336
Allgeier SE	498	15,097
Amadeus Fire AG	264	32,583
Atoss Software AG	218	32,392
Aurubis AG	1,823	148,394
Auto1 Group SE (A)(C)	3,943	32,758
Basler AG	486	15,324
BayWa AG	669	30,912
Bechtle AG	3,835	135,560
Bertrandt AG	394	16,800
Bijou Brigitte AG (A)	340	15,436
Bilfinger SE	1,781	51,307
Borussia Dortmund GmbH & Company KGaA (A)	4,276	16,909
CANCOM SE	1,316	38,491
CECONOMY AG	8,144	16,131
CENIT AG	446	5,806
Cewe Stiftung & Company KGAA	268	25,411
CompuGroup Medical SE & Company KGaA	1,368	52,516
CropEnergies AG	1,544	21,485
CTS Eventim AG & Company KGaA (A)	1,807	114,706
Dermapharm Holding SE	849	34,126
Deutsche Beteiligungs AG	1,067	31,812
Deutsche Pfandbriefbank AG (C)	6,014	46,592
Deutz AG	3,432	14,770
DIC Asset AG	3,005	24,554
Dr. Hoenle AG	420	8,624
Draegerwerk AG & Company KGaA	82	3,185
Duerr AG	2,868	96,085
Eckert & Ziegler Strahlen- und Medizintechnik AG	808	39,933
Elmos Semiconductor SE	454	25,934
ElringKlinger AG	2,576	19,113
Encavis AG	5,880	116,271
Energiekontor AG	454	37,256
Evotec SE (A)	2,387	38,832
Fielmann AG	1,241	49,095
flatexDEGIRO AG (A)	2,072	13,973
Fraport AG Frankfurt Airport Services Worldwide (A)	2,067	83,708
Freenet AG	5,773	125,529
Fuchs Petrolub SE	2,106	62,484
GEA Group AG	1,051	42,741
Gerresheimer AG	1,378	92,182
GFT Technologies SE	961	34,919
GK Software SE (A)	73	10,260

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
GRENKE AG	500	$10,443
H&R GmbH & Company KGaA (A)	1,324	8,484
Hamburger Hafen und Logistik AG	1,330	16,878
Heidelberger Druckmaschinen AG (A)	18,003	28,211
Hensoldt AG	1,681	39,823
HOCHTIEF AG	1,110	62,344
Hornbach Holding AG & Company KGaA	497	41,090
HUGO BOSS AG	2,702	156,202
Hypoport SE (A)	149	15,465
Indus Holding AG	975	22,857
Instone Real Estate Group SE (C)	2,299	19,789
IVU Traffic Technologies AG	665	11,418
Jenoptik AG	2,990	81,323
JOST Werke AG (C)	517	29,063
K+S AG	7,752	152,822
Kloeckner & Company SE	2,892	28,395
Koenig & Bauer AG (A)	912	15,853
Krones AG	775	86,601
KWS Saat SE & Company KGaA	556	37,989
LANXESS AG	3,805	152,682
LEG Immobilien SE	361	23,544
Leifheit AG	437	6,333
Leoni AG (A)	2,398	14,045
Manz AG (A)	233	5,226
Medigene AG (A)	760	1,636
Medios AG (A)	842	15,760
METRO AG (A)	6,195	60,088
MLP SE	5,864	32,314
Nagarro SE (A)	394	46,636
New Work SE	128	20,934
Nexus AG	866	51,766
Nordex SE (A)	7,467	105,090
Norma Group SE	1,576	28,476
OHB SE	399	13,790
PATRIZIA SE	2,719	30,049
Pfeiffer Vacuum Technology AG	256	46,960
PNE AG	3,180	72,547
ProSiebenSat.1 Media SE	7,531	66,799
PSI Software AG	815	19,544
PVA TePla AG (A)	1,420	28,090
Rational AG	17	10,095
Rheinmetall AG	152	30,259
SAF-Holland SE	1,157	10,858
Salzgitter AG	1,529	46,452
Scout24 SE (C)	2,783	140,078
Secunet Security Networks AG	141	29,538
SGL Carbon SE (A)	3,072	22,680
Siltronic AG	981	71,358
Sirius Real Estate, Ltd.	53,591	47,829
Sixt SE	479	43,854
SMA Solar Technology AG (A)	563	40,296
Software AG	2,610	67,477
Stabilus SE	1,440	96,479
STRATEC SE	407	35,257
Stroeer SE & Company KGaA	1,746	81,234
Suedzucker AG	2,959	51,643
SUESS MicroTec SE	1,803	29,189
Synlab AG	1,768	21,389
TAG Immobilien AG	8,916	57,866
Takkt AG	1,848	26,692
TeamViewer AG (A)(C)	6,009	77,080
Technotrans SE	530	14,406
thyssenkrupp AG (A)	18,642	113,204
Traffic Systems SE	364	9,943
United Internet AG	4,315	87,010
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
va-Q-Tec AG (A)	318	$8,552
Varta AG	741	17,746
VERBIO Vereinigte BioEnergie AG	1,482	96,081
Vitesco Technologies Group AG (A)	811	46,892
Vossloh AG	859	35,733
Wacker Neuson SE	2,039	35,525
Washtec AG	611	22,580
Westwing Group SE (A)	385	3,958
Wuestenrot & Wuerttembergische AG	1,566	25,838
		5,407,389
Gibraltar - 0.0%
888 Holdings PLC (A)	15,858	16,740
Greece - 0.0%
Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical Products (A)(B)	3,303	65
Okeanis Eco Tankers Corp. (A)(C)	733	12,891
TT Hellenic Postbank SA (A)(B)	12,594	0
		12,956
Guernsey, Channel Islands - 0.0%
Raven Property Group, Ltd. (A)(B)	4,994	138
Hong Kong - 2.3%
3D-Gold Jewellery Holdings, Ltd. (A)(B)	90,000	0
Aidigong Maternal & Child Health, Ltd. (A)	108,000	6,013
Allied Group, Ltd.	120,000	28,175
APAC Resources, Ltd. (A)	18,475	2,697
Apollo Future Mobility Group, Ltd. (A)	56,000	1,728
Asia Financial Holdings, Ltd.	14,000	6,356
ASMPT, Ltd.	11,500	81,675
Associated International Hotels, Ltd.	28,000	32,256
Brightoil Petroleum Holdings, Ltd. (A)(B)	117,000	12,928
Burwill Holdings, Ltd. (A)(B)	292,000	1,197
Cafe de Coral Holdings, Ltd.	18,000	34,305
Central Holding Group Company, Ltd. (A)	5,000	11,637
Chen Hsong Holdings	10,000	2,301
Cheuk Nang Holdings, Ltd.	3,708	1,006
China Energy Development Holdings, Ltd. (A)	634,000	10,163
China Solar Energy Holdings, Ltd. (A)(B)	42,500	0
Chinese Estates Holdings, Ltd. (A)	22,000	7,084
Chow Sang Sang Holdings International, Ltd.	22,000	29,047
Chuang's Consortium International, Ltd.	30,948	2,820
CITIC Telecom International Holdings, Ltd.	59,000	20,008
CMBC Capital Holdings, Ltd.	10,750	2,996
C-MER Eye Care Holdings, Ltd. (A)	18,000	11,246
Cowell e Holdings, Inc. (A)	8,000	11,089
Crystal International Group, Ltd. (C)	19,000	5,895
CSC Holdings, Ltd. (A)	885,000	3,713
CSI Properties, Ltd.	245,066	3,956
Dah Sing Banking Group, Ltd.	18,000	12,876
Dah Sing Financial Holdings, Ltd.	6,520	15,059
Dynamic Holdings, Ltd.	8,000	9,110
EC Healthcare	13,000	13,339
EganaGoldpfeil Holdings, Ltd. (A)(B)	103,373	0
Emperor Entertainment Hotel, Ltd. (A)	40,000	3,018
Emperor International Holdings, Ltd.	97,333	8,199
Esprit Holdings, Ltd. (A)	176,850	18,980
Fairwood Holdings, Ltd.	3,500	6,235
Far East Consortium International, Ltd.	96,464	23,063
First Pacific Company, Ltd.	146,000	43,488
Giordano International, Ltd.	82,000	18,131

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Gold-Finance Holdings, Ltd. (A)(B)	62,000	$0
GR Properties, Ltd. (A)	82,000	9,866
Great Eagle Holdings, Ltd.	10,516	23,085
G-Resources Group, Ltd.	33,580	9,332
Guotai Junan International Holdings, Ltd.	207,000	19,032
Haitong International Securities Group, Ltd. (A)	125,477	13,942
Hang Lung Group, Ltd.	31,000	56,812
Hanison Construction Holdings, Ltd.	27,441	4,077
Harbour Centre Development, Ltd. (A)	38,000	35,079
HKBN, Ltd.	36,000	23,190
HKR International, Ltd.	51,920	16,191
Hong Kong Ferry Holdings Company, Ltd.	29,000	29,522
Hong Kong Technology Venture Company, Ltd.	28,000	19,232
Hongkong Chinese, Ltd.	66,000	4,237
Hsin Chong Group Holdings, Ltd. (A)(B)	170,000	7,623
Hutchison Port Holdings Trust	161,400	31,230
Hutchison Telecommunications Hong Kong Holdings, Ltd.	80,000	12,476
Hysan Development Company, Ltd.	25,000	80,961
Johnson Electric Holdings, Ltd.	20,883	26,289
K Wah International Holdings, Ltd.	80,000	27,772
Kerry Logistics Network, Ltd.	24,000	43,004
Kerry Properties, Ltd.	28,500	61,829
Kingston Financial Group, Ltd. (A)	38,000	1,382
Kowloon Development Company, Ltd.	22,000	20,802
Lai Sun Development Company, Ltd. (A)	22,980	4,810
Langham Hospitality Investments, Ltd.	22,500	3,192
Lippo China Resources, Ltd.	36,000	493
Liu Chong Hing Investment, Ltd.	16,000	14,840
Luk Fook Holdings International, Ltd.	15,000	44,497
Man Wah Holdings, Ltd.	61,600	60,954
Mandarin Oriental International, Ltd. (A)	8,000	15,369
Mason Group Holdings, Ltd. (A)	1,548,800	5,966
Melco International Development, Ltd. (A)	33,000	35,647
MH Development, Ltd. (A)(B)	16,000	1,070
Midland Holdings, Ltd. (A)	34,734	3,493
Miramar Hotel & Investment	15,000	23,380
Modern Dental Group, Ltd.	20,000	6,152
NewOcean Energy Holdings, Ltd. (A)(B)	66,000	297
Nissin Foods Company, Ltd.	22,000	18,823
NWS Holdings, Ltd.	64,000	55,244
Oriental Watch Holdings	18,000	9,393
Oshidori International Holdings, Ltd. (A)	204,000	7,222
Pacific Andes International Holdings, Ltd. (A)(B)	328,006	0
Pacific Basin Shipping, Ltd.	239,000	80,515
Pacific Century Premium Developments, Ltd. (A)	2,376	113
Pacific Textiles Holdings, Ltd.	42,000	13,760
Paliburg Holdings, Ltd. (A)	46,000	10,918
PC Partner Group, Ltd.	12,000	7,580
PCCW, Ltd.	156,590	70,549
Peace Mark Holdings, Ltd. (A)(B)	164,000	0
Perfect Medical Health Management, Ltd.	32,000	16,725
Pico Far East Holdings, Ltd.	60,000	9,906
Public Financial Holdings, Ltd.	24,000	7,391
Realord Group Holdings, Ltd. (A)	6,000	6,811
Regal Hotels International Holdings, Ltd. (A)	36,000	14,755
Regina Miracle International Holdings, Ltd. (C)	17,000	7,899
Sa Sa International Holdings, Ltd. (A)	48,000	11,152
Shangri-La Asia, Ltd. (A)	46,000	37,533
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Shenwan Hongyuan HK, Ltd. (A)	20,000	$1,330
Shin Hwa World, Ltd. (A)	75,600	2,392
Shun Tak Holdings, Ltd. (A)	80,250	17,212
Singamas Container Holdings, Ltd.	114,000	10,660
SJM Holdings, Ltd. (A)	118,750	68,550
SmarTone Telecommunications Holdings, Ltd.	31,500	19,001
Solomon Systech International, Ltd.	72,000	5,688
South China Holdings Company, Ltd. (A)	640,000	3,849
Stella International Holdings, Ltd.	20,000	18,807
Sun Hung Kai & Company, Ltd.	45,000	16,842
SUNeVision Holdings, Ltd.	31,000	16,723
Tao Heung Holdings, Ltd.	14,000	1,631
Television Broadcasts, Ltd. (A)	19,100	9,015
Texhong Textile Group, Ltd.	11,000	8,776
Texwinca Holdings, Ltd.	60,000	9,572
The Bank of East Asia, Ltd.	33,715	40,758
The Hongkong & Shanghai Hotels, Ltd. (A)	31,903	33,149
Town Health International Medical Group, Ltd.	261,361	12,659
Tradelink Electronic Commerce, Ltd.	50,000	5,635
Transport International Holdings, Ltd.	11,721	17,060
United Laboratories International Holdings, Ltd.	42,000	26,220
Upbest Group, Ltd.	164,000	11,481
Value Partners Group, Ltd.	40,000	14,690
Vitasoy International Holdings, Ltd.	34,000	69,886
VSTECS Holdings, Ltd.	47,200	27,134
VTech Holdings, Ltd.	6,900	44,373
Wai Kee Holdings, Ltd.	24,000	6,384
Wealthking Investments, Ltd. (A)	32,000	1,658
Wing On Company International, Ltd.	4,000	7,210
Wing Tai Properties, Ltd.	70,000	31,310
Yue Yuen Industrial Holdings, Ltd.	30,000	41,984
Yunfeng Financial Group, Ltd. (A)	26,000	3,565
Zensun Enterprises, Ltd. (A)	21,000	3,734
Zhaobangji Properties Holdings, Ltd. (A)	88,000	4,738
		2,298,879
Ireland - 0.6%
AIB Group PLC	10,673	40,967
Bank of Ireland Group PLC	16,106	153,479
C&C Group PLC (A)	17,690	37,550
Cairn Homes PLC	24,718	22,997
COSMO Pharmaceuticals NV	753	49,869
Dalata Hotel Group PLC (A)	6,155	21,325
FBD Holdings PLC	1,936	22,872
Glanbia PLC	4,784	60,591
Glenveagh Properties PLC (A)(C)	24,326	22,030
Grafton Group PLC, CHESS Depositary Interest	9,527	90,657
Greencore Group PLC (A)	23,830	18,474
Hostelworld Group PLC (A)(C)	3,065	4,242
Irish Continental Group PLC	5,309	24,158
Permanent TSB Group Holdings PLC (A)	5,786	11,180
		580,391
Isle of Man - 0.1%
Hansard Global PLC	6,816	3,164
Playtech PLC (A)	11,001	67,500
Strix Group PLC	6,042	5,963
		76,627
Israel - 1.4%
Adgar Investment and Development, Ltd.	4,535	6,731
AFI Properties, Ltd. (A)	603	17,854

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Israel (continued)
Africa Israel Residences, Ltd.	355	$15,756
Airport City, Ltd. (A)	1	10
Allot, Ltd. (A)	2,103	7,311
Alrov Properties and Lodgings, Ltd.	399	21,145
Arad, Ltd.	787	9,843
Ashtrom Group, Ltd.	1,079	20,246
AudioCodes, Ltd.	1,854	33,168
Aura Investments, Ltd.	10,003	15,706
Automatic Bank Services, Ltd.	1,109	4,500
Azorim-Investment Development & Construction Company, Ltd.	3,848	12,363
Bet Shemesh Engines Holdings 1997, Ltd. (A)	358	8,028
BioLine RX, Ltd. (A)	48,850	1,973
Blue Square Real Estate, Ltd.	215	12,695
Carasso Motors, Ltd.	2,020	11,688
Cellcom Israel, Ltd. (A)	4,807	25,209
Clal Biotechnology Industries, Ltd. (A)	1	0
Clal Insurance Enterprises Holdings, Ltd. (A)	1,346	22,648
Danel Adir Yeoshua, Ltd.	253	19,859
Delek Automotive Systems, Ltd.	1,858	21,766
Delek Group, Ltd. (A)	236	25,859
Delta Galil, Ltd.	618	25,865
Dor Alon Energy in Israel 1988, Ltd.	420	11,071
Electra Consumer Products 1970, Ltd.	445	12,848
Electra Real Estate, Ltd.	1,543	14,849
Equital, Ltd. (A)	1,096	32,649
Formula Systems 1985, Ltd.	549	39,684
Fox Wizel, Ltd.	228	20,759
Gav-Yam Lands Corp., Ltd.	3,034	23,709
Gilat Satellite Networks, Ltd. (A)	1,452	8,028
Hamat Group, Ltd. (A)	1,230	8,218
Harel Insurance Investments & Financial Services, Ltd.	2,810	24,687
Hilan, Ltd.	803	39,812
IDI Insurance Company, Ltd.	440	9,503
IES Holdings, Ltd.	120	8,199
Ilex Medical, Ltd.	211	5,765
Infinya, Ltd.	244	23,947
Inrom Construction Industries, Ltd.	4,264	16,133
Isracard, Ltd.	6,691	19,488
Israel Canada T.R, Ltd.	6,076	13,178
Israel Discount Bank, Ltd., Class A	1	4
Israel Land Development Company, Ltd.	789	8,675
Isras Investment Company, Ltd.	142	27,085
Issta, Ltd.	219	6,000
Kamada, Ltd. (A)	1,616	6,305
Kerur Holdings, Ltd.	418	9,283
Levinstein Properties, Ltd.	267	5,720
M Yochananof & Sons, Ltd.	155	8,301
Magic Software Enterprises, Ltd.	1,349	21,511
Malam - Team, Ltd.	476	10,189
Maytronics, Ltd.	960	9,549
Mediterranean Towers, Ltd.	4,044	9,383
Mega Or Holdings, Ltd.	757	20,756
Mehadrin, Ltd. (A)	15	495
Menora Mivtachim Holdings, Ltd.	1,766	34,296
Migdal Insurance & Financial Holdings, Ltd. (A)	27,734	31,647
Mivtach Shamir Holdings, Ltd.	397	8,981
Naphtha Israel Petroleum Corp., Ltd. (A)	2,030	9,397
Nawi Brothers, Ltd.	1,396	9,821
Neto Malinda Trading, Ltd. (A)	451	11,194
Neto ME Holdings, Ltd. (A)	273	7,671
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Israel (continued)
Novolog, Ltd.	20,186	$15,971
Oil Refineries, Ltd.	102,102	35,791
One Software Technologies, Ltd.	1,700	23,703
OPC Energy, Ltd. (A)	1	11
Partner Communications Company, Ltd. (A)	5,179	37,476
Paz Oil Company, Ltd. (A)	345	43,022
Perion Network, Ltd. (A)	1,368	33,925
Plasson Industries, Ltd.	241	10,739
Plus500, Ltd.	4,668	101,348
Prashkovsky Investments and Construction, Ltd.	318	7,332
Priortech, Ltd. (A)	398	6,924
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	449	31,398
Sano-Brunos Enterprises, Ltd. (A)	145	9,812
Scope Metals Group, Ltd.	377	14,015
Shikun & Binui, Ltd. (A)	1	3
Summit Real Estate Holdings, Ltd.	2,363	29,930
Tadiran Group, Ltd.	86	8,595
Tamar Petroleum, Ltd. (C)	3,135	8,150
Tel Aviv Stock Exchange, Ltd.	3,160	18,956
Telsys, Ltd.	84	4,688
Tera Light, Ltd. (A)	1,766	2,390
Tiv Taam Holdings 1, Ltd.	3,848	6,914
Tremor International, Ltd. (A)	2,825	9,095
YH Dimri Construction & Development, Ltd.	285	17,683
		1,406,884
Italy - 3.5%
A2A SpA	70,456	93,936
ACEA SpA	2,494	34,468
Anima Holding SpA (C)	9,201	36,834
Aquafil SpA	969	6,358
Arnoldo Mondadori Editore SpA	12,613	24,464
Ascopiave SpA	4,243	10,897
Avio SpA	877	8,981
Azimut Holding SpA	5,155	115,347
Banca Generali SpA	3,053	104,799
Banca IFIS SpA	1,607	22,876
Banca Mediolanum SpA	10,812	90,090
Banca Popolare di Sondrio SpA	19,792	79,869
Banca Profilo SpA	24,032	5,102
Banco BPM SpA	68,596	244,542
Banco di Desio e della Brianza SpA	2,610	8,534
BasicNet SpA	1,571	8,903
BFF Bank SpA (C)	5,595	44,390
BPER Banca	49,221	100,911
Brembo SpA	5,497	61,470
Brunello Cucinelli SpA	2,232	165,147
Buzzi Unicem SpA	3,576	68,910
Cairo Communication SpA	4,712	7,511
Carel Industries SpA (C)	1,608	40,453
Cembre SpA	370	12,174
Cementir Holding NV	4,165	27,360
CIR SpA-Compagnie Industriali (A)	60,979	28,381
Credito Emiliano SpA	6,238	44,324
Danieli & C Officine Meccaniche SpA	788	17,548
Danieli & C Officine Meccaniche SpA, Savings Shares	2,118	32,490
De' Longhi SpA	2,969	66,770
DeA Capital SpA (A)	4,665	7,384
doValue SpA (C)	5,440	41,688
Enav SpA (C)	6,142	26,054
Esprinet SpA	2,412	17,414

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
Eurotech SpA (A)	1,562	$4,795
Fila SpA	2,245	16,747
Fincantieri SpA (A)	18,635	10,562
Garofalo Health Care SpA (A)	1,776	7,000
Geox SpA (A)	8,390	7,208
Gruppo MutuiOnline SpA	1,697	47,845
Hera SpA	33,999	91,702
Illimity Bank SpA (A)	5,067	37,391
IMMSI SpA	6,756	2,965
Interpump Group SpA	3,216	145,193
Iren SpA	30,720	48,246
Italgas SpA	22,890	127,094
Italmobiliare SpA	1,039	28,445
Iveco Group NV (A)	5,491	32,672
Leonardo SpA	19,212	165,698
Maire Tecnimont SpA	10,323	34,336
MFE-MediaForEurope NV, Class A	53,918	20,890
MFE-MediaForEurope NV, Class B	18,917	11,384
OVS SpA (C)	11,708	26,420
Pharmanutra SpA	268	17,856
Piaggio & C SpA	11,658	34,976
Piovan SpA (C)	884	7,646
Pirelli & C. SpA (C)	16,502	70,736
Prima Industrie SpA	178	4,716
RAI Way SpA (C)	5,678	32,905
Reply SpA	1,004	115,176
Sabaf SpA	338	6,037
SAES Getters SpA	409	10,311
SAES Getters SpA, Savings Shares	538	9,116
Safilo Group SpA (A)	15,794	25,725
Salvatore Ferragamo SpA	2,452	43,352
Sanlorenzo SpA/Ameglia	556	21,976
Saras SpA (A)	32,800	40,325
Sesa SpA	391	48,657
Sogefi SpA (A)	3,551	3,537
SOL SpA	2,259	42,718
Tamburi Investment Partners SpA	5,938	46,498
Technogym SpA (C)	6,815	52,264
Tinexta SpA	1,069	26,085
Unieuro SpA (C)	1,088	14,314
Unipol Gruppo SpA	22,660	110,327
UnipolSai Assicurazioni SpA	9,024	22,217
Webuild SpA	14,544	21,379
Zignago Vetro SpA	1,669	25,188
		3,427,009
Japan - 24.5%
A&D HOLON Holdings Company, Ltd.	900	6,899
Access Company, Ltd. (A)	2,300	14,357
Achilles Corp.	1,000	9,425
Adastria Company, Ltd.	1,620	28,716
ADEKA Corp.	3,600	58,753
Ad-sol Nissin Corp.	800	8,199
Advan Group Company, Ltd.	1,000	6,508
Aeon Delight Company, Ltd.	1,400	32,098
Aeon Fantasy Company, Ltd.	400	8,180
AEON Financial Service Company, Ltd.	2,100	22,198
Aeon Hokkaido Corp.	1,800	15,230
Aeria, Inc.	700	2,082
Ai Holdings Corp.	1,900	30,001
Aica Kogyo Company, Ltd.	1,800	42,575
Aichi Corp.	3,200	18,743
Aichi Financial Group, Inc.	2,898	50,854
Aichi Steel Corp.	700	11,500
Aichi Tokei Denki Company, Ltd.	900	9,114
Aida Engineering, Ltd.	4,500	26,485
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Aiful Corp.	8,600	$25,834
Ain Holdings, Inc.	1,100	50,376
Aiphone Company, Ltd.	600	8,393
Airport Facilities Company, Ltd.	1,200	4,724
Airtrip Corp.	900	16,630
Aisan Industry Company, Ltd.	2,500	13,035
Aizawa Securities Group Company, Ltd.	2,400	12,452
Akatsuki, Inc.	400	6,687
Akebono Brake Industry Company, Ltd. (A)	9,400	10,654
Albis Company, Ltd.	500	9,120
Alconix Corp.	1,600	16,050
Alpen Company, Ltd.	1,100	16,303
Alps Alpine Company, Ltd.	1,600	14,462
Altech Corp.	1,100	17,496
Amano Corp.	2,200	40,413
Amuse, Inc.	400	5,312
Amvis Holdings, Inc.	300	7,588
Anest Iwata Corp.	1,800	11,747
AnGes, Inc. (A)	6,300	5,831
Anicom Holdings, Inc.	3,700	16,227
Anritsu Corp.	6,700	65,242
AOKI Holdings, Inc.	3,100	16,016
Aoyama Trading Company, Ltd.	2,500	17,343
Aoyama Zaisan Networks Company, Ltd.	1,100	8,997
Aozora Bank, Ltd.	1,300	25,551
Arakawa Chemical Industries, Ltd.	1,400	10,296
Arata Corp.	700	22,265
Arcland Service Holdings Company, Ltd.	1,000	16,412
ARCLANDS Corp.	1,000	11,873
Arcs Company, Ltd.	2,125	35,424
Arealink Company, Ltd.	500	6,775
Argo Graphics, Inc.	1,000	28,110
Arisawa Manufacturing Company, Ltd.	2,900	28,575
ARTERIA Networks Corp.	1,600	15,075
Aruhi Corp.	500	3,840
As One Corp.	1,000	43,687
Asahi Company, Ltd.	800	8,332
Asahi Diamond Industrial Company, Ltd.	3,900	19,886
Asahi Holdings, Inc.	3,600	52,590
Asahi Yukizai Corp.	1,200	25,398
Asanuma Corp.	1,400	32,058
Asia Pile Holdings Corp.	3,300	13,553
ASKA Pharmaceutical Holdings Company, Ltd.	1,600	15,723
ASKUL Corp.	2,000	25,962
Atrae, Inc. (A)	600	5,238
Atsugi Company, Ltd. (A)	1,200	3,586
Aucnet, Inc.	1,100	15,267
Autobacs Seven Company, Ltd.	3,400	37,338
Aval Data Corp.	600	17,877
Avant Group Corp.	900	9,276
Avex, Inc.	2,800	35,692
Axell Corp.	100	1,264
Axial Retailing, Inc.	800	20,602
AZ-COM MARUWA Holdings, Inc.	3,100	36,869
Bando Chemical Industries, Ltd.	2,500	18,067
Bank of the Ryukyus, Ltd.	3,000	19,872
Belc Company, Ltd.	500	21,804
Bell System24 Holdings, Inc.	2,400	24,733
Belluna Company, Ltd.	3,300	16,995
Benesse Holdings, Inc.	2,200	33,449
Bengo4.com, Inc. (A)	300	5,857
Bic Camera, Inc.	3,800	37,018
BML, Inc.	1,000	25,368

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Bourbon Corp.	500	$8,154
Br. Holdings Corp.	2,300	5,752
BrainPad, Inc. (A)	900	5,026
Bunka Shutter Company, Ltd.	5,000	41,877
Business Brain Showa-Ota, Inc.	700	9,832
C Uyemura & Company, Ltd.	800	36,893
CAC Holdings Corp.	900	9,775
Canon Electronics, Inc.	1,700	19,539
Carenet, Inc.	1,200	10,057
Carlit Holdings Company, Ltd.	2,100	12,381
Cawachi, Ltd.	900	15,251
CellSource Company, Ltd. (A)	600	18,104
Celsys, Inc.	3,200	16,133
Central Automotive Products, Ltd.	500	9,332
Central Glass Company, Ltd.	1,400	29,766
Central Security Patrols Company, Ltd.	700	12,368
Central Sports Company, Ltd.	600	11,017
Ceres, Inc.	600	3,965
Change, Inc.	1,700	27,875
Charm Care Corp. KK	1,000	9,539
Chilled & Frozen Logistics Holdings Company, Ltd.	1,600	14,736
Chino Corp.	400	5,342
Chiyoda Company, Ltd.	800	4,746
Chiyoda Corp. (A)	9,100	24,773
Chiyoda Integre Company, Ltd.	800	13,061
Chofu Seisakusho Company, Ltd.	1,700	24,819
Chori Company, Ltd.	1,200	19,710
Chubu Shiryo Company, Ltd.	2,000	16,521
Chudenko Corp.	1,900	30,098
Chuetsu Pulp & Paper Company, Ltd.	500	3,640
Chugai Ro Company, Ltd.	500	6,155
Chugin Financial Group, Inc.	6,700	48,654
Chugoku Marine Paints, Ltd.	4,000	28,881
CI Takiron Corp.	3,000	11,450
Citizen Watch Company, Ltd.	11,100	49,838
CKD Corp.	2,400	34,003
Cleanup Corp.	2,100	10,257
CMIC Holdings Company, Ltd.	1,200	16,238
CMK Corp.	3,700	12,860
COLOPL, Inc.	3,200	15,227
Colowide Company, Ltd.	3,200	43,182
Comture Corp.	1,000	18,172
CONEXIO Corp.	1,300	18,804
COOKPAD, Inc. (A)	2,700	4,011
Corona Corp.	300	1,994
Cosel Company, Ltd.	1,200	9,216
Cosmo Energy Holdings Company, Ltd.	200	5,294
Cota Company, Ltd.	532	6,866
CRE, Inc.	800	6,779
Create Restaurants Holdings, Inc.	5,800	40,074
Create SD Holdings Company, Ltd.	1,700	42,470
Credit Saison Company, Ltd.	1,700	21,920
Creek & River Company, Ltd.	800	11,797
Cresco, Ltd.	800	10,591
CTS Company, Ltd.	1,900	11,720
Curves Holdings Company, Ltd.	2,000	13,089
Cybozu, Inc.	2,000	36,719
Dai Nippon Toryo Company, Ltd.	1,200	6,841
Daicel Corp.	3,800	27,347
Dai-Dan Company, Ltd.	1,000	16,616
Daido Metal Company, Ltd.	1,900	6,839
Daido Steel Company, Ltd.	800	26,068
Daihen Corp.	1,100	32,185
Daiho Corp.	800	23,909
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Daiichi Jitsugyo Company, Ltd.	400	$13,351
Daiichi Kensetsu Corp.	1,300	13,973
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	1,800	13,941
Daiken Corp.	1,000	15,855
Daiken Medical Company, Ltd.	400	1,363
Daiki Aluminium Industry Company, Ltd.	3,000	28,246
Daikoku Denki Company, Ltd.	800	12,108
Daikokutenbussan Company, Ltd.	300	12,210
Daikyonishikawa Corp.	1,900	8,001
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	300	3,878
Daio Paper Corp.	4,200	32,224
Daiseki Company, Ltd.	2,160	74,138
Daishi Hokuetsu Financial Group, Inc.	2,200	47,896
Daishinku Corp.	1,600	8,351
Daito Pharmaceutical Company, Ltd.	700	13,251
Daitron Company, Ltd.	600	10,358
Daiwa Industries, Ltd.	2,000	17,039
Daiwabo Holdings Company, Ltd.	4,000	58,641
DCM Holdings Company, Ltd.	5,100	46,536
DeNA Company, Ltd.	2,700	36,106
Densan System Holdings Company, Ltd.	700	11,576
Denyo Company, Ltd.	900	10,621
Dexerials Corp.	2,500	48,033
DIC Corp.	2,700	47,395
Digital Arts, Inc.	700	29,518
Digital Garage, Inc.	1,600	55,220
Digital Hearts Holdings Company, Ltd.	900	12,242
Digital Holdings, Inc.	600	5,543
Dip Corp.	1,400	40,038
Direct Marketing MiX, Inc.	900	10,562
DKK Company, Ltd.	1,000	15,160
DKS Company, Ltd.	400	5,878
DMG Mori Company, Ltd.	4,700	62,241
Doshisha Company, Ltd.	1,700	20,918
Doutor Nichires Holdings Company, Ltd.	2,300	29,988
DTS Corp.	1,800	40,563
Duskin Company, Ltd.	1,600	36,345
DyDo Group Holdings, Inc.	700	25,274
Eagle Industry Company, Ltd.	2,200	17,873
Earth Corp.	100	3,833
Ebara Jitsugyo Company, Ltd.	800	13,361
Ebase Company, Ltd.	1,200	5,072
EDION Corp.	2,700	26,407
EF-ON, Inc.	1,500	5,565
eGuarantee, Inc.	2,000	36,967
E-Guardian, Inc.	900	18,174
Eiken Chemical Company, Ltd.	1,800	23,266
Eizo Corp.	800	20,759
Elan Corp.	2,800	19,834
Elecom Company, Ltd.	1,600	16,399
Elematec Corp.	1,400	16,384
EM Systems Company, Ltd.	1,400	8,612
Enigmo, Inc.	2,400	11,598
en-japan, Inc.	2,100	38,449
Enplas Corp.	600	17,530
eRex Company, Ltd.	1,900	31,427
ES-Con Japan, Ltd.	1,500	8,901
ESPEC Corp.	1,600	23,011
Exedy Corp.	1,900	23,158
EXEO Group, Inc.	3,100	52,677
Ezaki Glico Company, Ltd.	2,000	54,853
FCC Company, Ltd.	2,200	22,467
FDK Corp. (A)	1,100	7,631

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Feed One Company, Ltd.	1,600	$8,687
Ferrotec Holdings Corp.	2,000	42,102
FIDEA Holdings Company, Ltd.	2,140	23,478
Financial Partners Group Company, Ltd.	1,800	15,135
Fixstars Corp.	2,000	18,521
Food & Life Companies, Ltd.	1,200	23,658
Foster Electric Company, Ltd.	2,100	13,201
FP Corp.	800	23,017
France Bed Holdings Company, Ltd.	2,200	15,711
Fronteo, Inc.	1,900	12,191
Fudo Tetra Corp.	1,080	12,253
Fuji Company, Ltd.	1,400	19,450
Fuji Corp. (Aichi)	2,600	37,882
Fuji Corp., Ltd.	1,300	6,494
Fuji Kyuko Company, Ltd.	800	28,931
Fuji Media Holdings, Inc.	3,300	26,842
Fuji Oil Company, Ltd.	4,400	8,606
Fuji Oil Holdings, Inc.	2,500	38,596
Fuji Pharma Company, Ltd.	1,400	10,867
Fuji Seal International, Inc.	2,100	26,807
Fuji Soft, Inc.	500	28,672
Fujibo Holdings, Inc.	700	17,100
Fujicco Company, Ltd.	1,500	21,857
Fujikura Kasei Company, Ltd.	2,000	6,142
Fujikura, Ltd.	1,900	14,282
Fujimi, Inc.	800	37,741
Fujimori Kogyo Company, Ltd.	800	18,330
Fujisash Company, Ltd.	4,900	2,492
Fujiya Company, Ltd.	500	9,625
Fukuda Corp.	200	6,755
Fukuda Denshi Company, Ltd.	1,000	34,797
Fukui Computer Holdings, Inc.	300	5,995
Fukushima Galilei Company, Ltd.	500	15,910
Fukuyama Transporting Company, Ltd.	1,000	23,099
FULLCAST Holdings Company, Ltd.	1,000	21,359
Funai Soken Holdings, Inc.	1,800	37,013
Furukawa Company, Ltd.	1,900	18,209
Furukawa Electric Company, Ltd.	2,900	54,118
Furuno Electric Company, Ltd.	2,400	17,560
Furuya Metal Company, Ltd.	300	20,169
Furyu Corp.	1,300	10,704
Fuso Chemical Company, Ltd.	1,000	25,645
Fuso Pharmaceutical Industries, Ltd.	500	7,582
Futaba Corp.	1,600	6,428
Futaba Industrial Company, Ltd.	3,400	9,104
Future Corp.	2,400	29,856
Fuyo General Lease Company, Ltd.	600	39,113
G-7 Holdings, Inc.	2,000	25,057
Gakken Holdings Company, Ltd.	1,600	11,299
Gecoss Corp.	400	2,541
Genki Sushi Company, Ltd.	500	11,699
Genky DrugStores Company, Ltd.	600	16,523
Geo Holdings Corp.	2,700	44,586
GLOBERIDE, Inc.	1,200	23,191
Glory, Ltd.	2,100	34,886
GMO Financial Holdings, Inc.	1,600	6,205
GMO GlobalSign Holdings KK	500	15,538
Goldcrest Company, Ltd.	990	12,632
Golf Digest Online, Inc.	800	9,158
Gremz, Inc.	800	12,816
GS Yuasa Corp.	3,000	47,937
G-Tekt Corp.	1,200	13,075
Gun-Ei Chemical Industry Company, Ltd.	400	7,159
GungHo Online Entertainment, Inc.	2,000	32,304
Gunze, Ltd.	800	25,575
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
H.U. Group Holdings, Inc.	1,600	$34,946
H2O Retailing Corp.	4,900	47,710
Hagihara Industries, Inc.	800	7,256
Hagiwara Electric Holdings Company, Ltd.	500	9,285
Hakudo Company, Ltd.	600	11,199
Hakuto Company, Ltd.	1,300	41,097
Halows Company, Ltd.	600	13,230
Hamakyorex Company, Ltd.	1,000	23,847
Hanwa Company, Ltd.	1,500	42,382
Happinet Corp.	1,000	15,610
Hazama Ando Corp.	8,390	53,548
Heiwa Corp.	1,500	28,279
Heiwa Real Estate Company, Ltd.	1,500	41,698
Heiwado Company, Ltd.	2,000	32,525
Hennge KK (A)	1,000	7,092
Hibiya Engineering, Ltd.	1,500	21,705
HI-LEX Corp.	600	4,918
Hioki EE Corp.	500	23,846
Hirano Tecseed Company, Ltd.	1,100	18,973
Hirata Corp.	500	20,711
Hirogin Holdings, Inc.	10,600	53,173
Hiroshima Gas Company, Ltd.	4,900	12,811
Hisaka Works, Ltd.	2,000	12,353
Hitachi Zosen Corp.	5,500	34,368
Hochiki Corp.	600	6,365
Hodogaya Chemical Company, Ltd.	700	14,901
Hogy Medical Company, Ltd.	800	20,609
Hokkaido Electric Power Company, Inc.	11,100	39,214
Hokkaido Gas Company, Ltd.	600	7,635
Hokkan Holdings, Ltd.	1,000	10,440
Hokko Chemical Industry Company, Ltd.	700	4,299
Hokkoku Financial Holdings, Inc.	900	31,023
Hokuetsu Corp.	6,100	35,227
Hokuetsu Industries Company, Ltd.	2,000	19,993
Hokuhoku Financial Group, Inc.	5,900	43,632
Hokuriku Electric Power Company	9,400	38,980
Hokuto Corp.	1,600	22,821
H-One Company, Ltd.	1,000	4,640
Honeys Holdings Company, Ltd.	1,350	14,270
Hoosiers Holdings Company, Ltd.	3,400	19,203
Horiba, Ltd.	1,600	69,364
Hosiden Corp.	3,000	35,846
Hosokawa Micron Corp.	1,000	20,267
House Foods Group, Inc.	1,500	31,621
HS Holdings Company, Ltd.	1,000	9,160
IBJ, Inc.	1,800	13,321
Ichikoh Industries, Ltd.	2,300	6,283
Ichinen Holdings Company, Ltd.	1,900	17,934
Ichiyoshi Securities Company, Ltd.	2,800	13,088
Icom, Inc.	500	10,618
IDEC Corp.	1,600	35,303
IDOM, Inc.	3,900	19,547
Ihara Science Corp.	800	13,400
Iino Kaiun Kaisha, Ltd.	4,600	32,323
IJTT Company, Ltd.	1,200	4,571
I'll, Inc.	1,100	14,866
Imasen Electric Industrial	500	2,336
Imuraya Group Company, Ltd.	300	5,086
Inaba Denki Sangyo Company, Ltd.	2,100	42,969
Inaba Seisakusho Company, Ltd.	200	2,118
Inabata & Company, Ltd.	2,000	36,131
Inageya Company, Ltd.	2,100	19,733
Ines Corp.	900	9,331
i-Net Corp.	900	8,876
Infocom Corp.	1,000	16,312

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Infomart Corp.	8,700	$23,564
Information Services International-Dentsu, Ltd.	700	20,764
INFRONEER Holdings, Inc.	3,468	26,356
Insource Company, Ltd.	3,800	44,692
Intage Holdings, Inc.	1,700	17,675
Inter Action Corp.	800	9,277
Inui Global Logistics Company, Ltd.	1,600	24,041
I-PEX, Inc.	500	4,490
IR Japan Holdings, Ltd.	400	5,468
Iriso Electronics Company, Ltd.	1,000	32,034
Iseki & Company, Ltd.	1,200	10,656
Ishihara Sangyo Kaisha, Ltd.	2,100	16,795
ITFOR, Inc.	1,000	6,334
ITmedia, Inc.	900	11,214
Itochu Enex Company, Ltd.	3,800	30,295
Itochu-Shokuhin Company, Ltd.	300	11,266
Itoham Yonekyu Holdings, Inc.	7,500	39,798
Itoki Corp.	2,100	9,332
IwaiCosmo Holdings, Inc.	900	8,849
Iyogin Holdings, Inc.	7,000	37,906
Izumi Company, Ltd.	1,900	42,899
J Front Retailing Company, Ltd.	1,800	16,335
J Trust Company, Ltd.	4,900	19,159
JAC Recruitment Company, Ltd.	1,200	22,043
Jaccs Company, Ltd.	900	28,161
JAFCO Group Company, Ltd.	3,100	52,548
JANOME Corp.	1,200	5,251
Japan Aviation Electronics Industry, Ltd.	2,300	36,689
Japan Cash Machine Company, Ltd.	700	5,685
Japan Communications, Inc. (A)	15,200	25,159
Japan Electronic Materials Corp.	1,800	18,177
Japan Elevator Service Holdings Company, Ltd.	3,300	41,022
Japan Investment Adviser Company, Ltd.	1,000	8,836
Japan Lifeline Company, Ltd.	4,400	30,458
Japan Material Company, Ltd.	2,900	46,639
Japan Medical Dynamic Marketing, Inc.	900	6,143
Japan Petroleum Exploration Company, Ltd.	1,200	35,281
Japan Property Management Center Company, Ltd.	800	6,052
Japan Pulp & Paper Company, Ltd.	600	23,253
Japan Securities Finance Company, Ltd.	5,500	48,003
Japan Transcity Corp.	3,100	11,981
Japan Wool Textile Company, Ltd.	4,000	29,514
Jastec Company, Ltd.	400	3,487
JBCC Holdings, Inc.	1,200	16,695
JCR Pharmaceuticals Company, Ltd.	2,000	25,477
JCU Corp.	1,300	30,255
Jeol, Ltd.	2,000	53,781
Jimoto Holdings, Inc.	980	3,283
JINS Holdings, Inc.	800	27,935
JINUSHI Company, Ltd.	1,100	15,491
JM Holdings Company, Ltd.	600	7,781
JMS Company, Ltd.	500	1,913
J-Oil Mills, Inc.	1,200	13,818
Joshin Denki Company, Ltd.	1,100	16,168
Joyful Honda Company, Ltd.	1,900	27,797
JSB Company, Ltd.	400	12,343
JSP Corp.	800	8,989
Juki Corp.	1,400	6,513
Juroku Financial Group, Inc.	1,700	37,027
Justsystems Corp.	1,500	32,068
JVCKenwood Corp.	9,070	25,288
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
K&O Energy Group, Inc.	800	$12,383
Kaga Electronics Company, Ltd.	1,100	33,947
Kagome Company, Ltd.	500	11,591
Kaken Pharmaceutical Company, Ltd.	1,200	35,377
Kakiyasu Honten Company, Ltd.	500	7,915
Kamakura Shinsho, Ltd.	1,200	9,178
Kameda Seika Company, Ltd.	700	23,169
Kamei Corp.	2,000	18,483
Kanaden Corp.	1,100	9,129
Kanagawa Chuo Kotsu Company, Ltd.	700	17,265
Kanamic Network Company, Ltd.	600	2,615
Kanamoto Company, Ltd.	1,900	32,526
Kandenko Company, Ltd.	4,700	30,695
Kaneka Corp.	2,300	57,193
Kanematsu Corp.	3,500	39,736
Kanematsu Electronics, Ltd.	700	23,631
Kanto Denka Kogyo Company, Ltd.	2,000	13,956
Kasai Kogyo Company, Ltd. (A)	1,000	1,027
Katakura Industries Company, Ltd.	1,700	22,409
Katitas Company, Ltd.	1,800	41,089
Kato Sangyo Company, Ltd.	1,100	29,307
Kato Works Company, Ltd.	400	2,149
Kawada Technologies, Inc.	200	4,963
KeePer Technical Laboratory Company, Ltd.	500	13,518
Keihanshin Building Company, Ltd.	2,000	19,374
Keiyo Company, Ltd.	3,400	23,242
Kenko Mayonnaise Company, Ltd.	900	9,376
KFC Holdings Japan, Ltd.	1,500	31,474
KH Neochem Company, Ltd.	1,500	30,394
Kimoto Company, Ltd.	3,000	4,938
King Jim Company, Ltd.	1,400	9,462
Kissei Pharmaceutical Company, Ltd.	1,700	33,216
Ki-Star Real Estate Company, Ltd.	600	20,855
Kitanotatsujin Corp.	3,300	6,977
Kitz Corp.	4,600	27,534
Koa Corp.	1,700	24,132
Koatsu Gas Kogyo Company, Ltd.	3,000	14,533
Kobe Electric Railway Company, Ltd. (A)	300	7,211
Kobe Steel, Ltd.	13,000	63,052
Kohnan Shoji Company, Ltd.	1,200	31,154
Kojima Company, Ltd.	3,000	13,456
Kokuyo Company, Ltd.	4,000	56,301
Komatsu Matere Company, Ltd.	1,700	10,004
KOMEDA Holdings Company, Ltd.	2,000	37,734
Komeri Company, Ltd.	1,500	31,092
Komori Corp.	3,700	22,516
Kondotec, Inc.	1,300	9,806
Konica Minolta, Inc.	14,200	56,577
Konishi Company, Ltd.	2,200	27,951
Konoike Transport Company, Ltd.	2,600	31,551
Kotobuki Spirits Company, Ltd.	500	29,275
Krosaki Harima Corp.	400	15,354
KRS Corp.	1,100	7,972
K's Holdings Corp.	7,100	60,897
Kumagai Gumi Company, Ltd.	1,800	35,855
Kumiai Chemical Industry Company, Ltd.	3,400	23,297
Kurabo Industries, Ltd.	1,600	26,283
Kureha Corp.	500	30,408
Kurimoto, Ltd.	1,000	13,236
Kusuri no Aoki Holdings Company, Ltd.	700	40,778
KYB Corp.	1,000	25,655
Kyodo Printing Company, Ltd.	500	10,467
Kyoei Steel, Ltd.	1,800	17,099
Kyokuto Kaihatsu Kogyo Company, Ltd.	2,300	25,083

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Kyokuto Securities Company, Ltd.	2,300	$10,028
Kyokuyo Company, Ltd.	700	20,180
KYORIN Holdings, Inc.	1,900	24,794
Kyoritsu Maintenance Company, Ltd.	600	26,787
Kyosan Electric Manufacturing Company, Ltd.	2,000	6,089
Kyudenko Corp.	1,800	44,526
Kyushu Financial Group, Inc.	16,000	54,951
LAC Company, Ltd.	1,400	8,682
Lacto Japan Company, Ltd.	800	13,470
LEC, Inc.	1,600	11,003
Leopalace21 Corp. (A)	6,400	14,064
Life Corp.	800	16,058
LIFULL Company, Ltd.	3,800	6,507
Link And Motivation, Inc.	2,300	11,178
Lintec Corp.	1,900	30,840
Litalico, Inc.	1,300	22,671
Locondo, Inc. (A)	400	3,266
M&A Capital Partners Company, Ltd. (A)	600	20,935
Mabuchi Motor Company, Ltd.	2,200	62,196
Macnica Holdings, Inc.	1,750	41,413
Macromill, Inc.	2,300	18,290
Maeda Kosen Company, Ltd.	1,100	25,930
Maezawa Kasei Industries Company, Ltd.	1,100	11,072
Maezawa Kyuso Industries Company, Ltd.	1,800	12,515
Makino Milling Machine Company, Ltd.	1,200	39,204
Management Solutions Company, Ltd.	1,300	32,531
Mandom Corp.	1,600	17,704
Mani, Inc.	3,500	53,652
MarkLines Company, Ltd.	400	7,733
Mars Group Holdings Corp.	700	12,890
Marubun Corp.	200	1,434
Marudai Food Company, Ltd.	1,600	17,276
Maruha Nichiro Corp.	1,400	26,640
Maruichi Steel Tube, Ltd.	2,700	55,199
Marusan Securities Company, Ltd.	4,700	14,247
Maruwa Company, Ltd.	300	35,478
Maruzen Company, Ltd.	800	11,015
Maruzen Showa Unyu Company, Ltd.	800	18,401
Marvelous, Inc.	1,400	7,265
Matsuda Sangyo Company, Ltd.	1,400	24,380
Matsui Securities Company, Ltd.	4,900	29,234
Max Company, Ltd.	2,000	29,569
Maxell, Ltd.	2,200	22,586
Maxvalu Tokai Company, Ltd.	1,100	23,942
MCJ Company, Ltd.	3,200	23,026
Mebuki Financial Group, Inc.	6,800	17,281
MEC Company, Ltd.	1,500	23,477
Media Do Company, Ltd.	600	7,825
Medical Data Vision Company, Ltd.	1,700	11,545
Medikit Company, Ltd.	500	9,789
MedPeer, Inc. (A)	600	6,233
Megachips Corp.	1,100	20,384
Megmilk Snow Brand Company, Ltd.	2,800	38,278
Meidensha Corp.	1,800	25,468
Meiko Electronics Company, Ltd.	1,200	21,745
Meisei Industrial Company, Ltd.	3,000	17,802
Meitec Corp.	3,100	56,234
Meito Sangyo Company, Ltd.	900	11,164
Melco Holdings, Inc.	500	11,531
Members Company, Ltd.	400	6,044
Menicon Company, Ltd.	2,500	52,563
METAWATER Company, Ltd.	1,600	19,668
Micronics Japan Company, Ltd.	2,100	20,572
Midac Holdings Company, Ltd.	500	9,680
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Mie Kotsu Group Holdings, Inc.	3,700	$13,631
Milbon Company, Ltd.	912	39,454
Mimasu Semiconductor Industry Company, Ltd.	1,400	24,759
Ministop Company, Ltd.	1,100	11,887
Mirainovate Company, Ltd.	3,300	5,485
MIRAIT ONE Corp.	4,240	48,867
Mirarth Holdings, Inc.	6,300	17,679
Miroku Jyoho Service Company, Ltd.	700	7,636
Mitani Corp.	2,000	19,735
Mitani Sekisan Company, Ltd.	600	18,933
Mito Securities Company, Ltd.	6,300	10,168
Mitsuba Corp.	2,300	8,170
Mitsubishi Logisnext Company, Ltd.	1,000	5,265
Mitsubishi Logistics Corp.	1,600	36,698
Mitsubishi Materials Corp.	1,600	25,285
Mitsubishi Paper Mills, Ltd.	2,600	5,585
Mitsubishi Pencil Company, Ltd.	1,500	16,290
Mitsubishi Research Institute, Inc.	500	18,531
Mitsubishi Shokuhin Company, Ltd.	600	14,199
Mitsubishi Steel Manufacturing Company, Ltd.	1,000	7,505
Mitsuboshi Belting, Ltd.	1,000	25,915
Mitsui DM Sugar Holdings Company, Ltd.	1,000	15,232
Mitsui E&S Holdings Company, Ltd. (A)	4,600	13,312
Mitsui Matsushima Holdings Company, Ltd.	1,000	22,763
Mitsui Mining & Smelting Company, Ltd.	2,200	51,491
Mitsui-Soko Holdings Company, Ltd.	900	24,459
Mitsuuroko Group Holdings Company, Ltd.	3,200	27,525
Mixi, Inc.	1,800	33,578
Mizuho Leasing Company, Ltd.	1,400	35,398
Mizuno Corp.	1,400	29,977
Mochida Pharmaceutical Company, Ltd.	900	23,728
Monex Group, Inc.	8,000	25,076
Morinaga & Company, Ltd.	900	26,853
Morinaga Milk Industry Company, Ltd.	1,500	56,959
Morita Holdings Corp.	2,200	19,334
Morningstar Japan KK	1,300	4,466
Morozoff, Ltd.	500	13,362
MrMax Holdings, Ltd.	1,700	8,519
m-up Holdings, Inc.	2,000	21,694
Musashi Seimitsu Industry Company, Ltd.	2,600	30,621
Nachi-Fujikoshi Corp.	600	16,319
Nafco Company, Ltd.	1,100	13,026
Nagano Keiki Company, Ltd.	1,800	15,332
Nagase & Company, Ltd.	4,400	66,499
Nagatanien Holdings Company, Ltd.	1,000	15,376
Nagawa Company, Ltd.	300	17,018
Nakamuraya Company, Ltd.	300	7,032
Nakanishi, Inc.	2,600	50,360
Nakayama Steel Works, Ltd.	1,100	6,744
Namura Shipbuilding Company, Ltd. (A)	3,252	9,480
Nankai Electric Railway Company, Ltd.	1,000	21,591
Natori Company, Ltd.	700	10,949
NEC Capital Solutions, Ltd.	800	13,030
NEC Networks & System Integration Corp.	2,100	26,254
NET One Systems Company, Ltd.	900	23,438
Neturen Company, Ltd.	2,300	11,466
Nextage Company, Ltd.	1,200	23,022
NHK Spring Company, Ltd.	9,100	57,862
Nice Corp.	600	6,231
Nichias Corp.	2,800	50,033

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nichiban Company, Ltd.	700	$9,885
Nichicon Corp.	3,400	31,400
Nichiden Corp.	600	7,832
Nichiha Corp.	1,200	24,074
Nichireki Company, Ltd.	2,000	19,065
Nichirin Company, Ltd.	1,040	14,052
Nihon Chouzai Company, Ltd.	800	7,388
Nihon Dempa Kogyo Company, Ltd.	2,500	29,186
Nihon Flush Company, Ltd.	1,000	6,630
Nihon House Holdings Company, Ltd.	1,000	2,751
Nihon Kagaku Sangyo Company, Ltd.	1,000	7,280
Nihon Kohden Corp.	800	19,421
Nihon Nohyaku Company, Ltd.	4,000	21,862
Nihon Parkerizing Company, Ltd.	3,900	27,648
Nihon Tokushu Toryo Company, Ltd.	1,000	6,480
Nikkiso Company, Ltd.	2,100	15,048
Nikkon Holdings Company, Ltd.	2,200	39,134
Nippn Corp.	2,700	33,208
Nippon Air Conditioning Services Company, Ltd.	1,600	8,335
Nippon Beet Sugar Manufacturing Company, Ltd.	900	11,393
Nippon Carbon Company, Ltd.	500	15,957
Nippon Chemical Industrial Company, Ltd.	700	9,251
Nippon Chemi-Con Corp. (A)	1,100	12,900
Nippon Coke & Engineering Company, Ltd.	18,000	11,660
Nippon Concrete Industries Company, Ltd.	2,600	4,359
Nippon Denko Company, Ltd.	6,530	17,400
Nippon Densetsu Kogyo Company, Ltd.	2,100	24,855
Nippon Electric Glass Company, Ltd.	3,900	69,217
Nippon Fine Chemical Company, Ltd.	800	13,884
Nippon Gas Company, Ltd.	4,300	67,292
Nippon Hume Corp.	2,000	9,785
Nippon Kayaku Company, Ltd.	5,300	45,639
Nippon Kodoshi Corp.	800	11,298
Nippon Koei Company, Ltd.	1,000	24,889
Nippon Light Metal Holdings Company, Ltd.	2,820	32,374
Nippon Paper Industries Company, Ltd.	4,600	34,097
Nippon Parking Development Company, Ltd.	8,400	19,822
Nippon Pillar Packing Company, Ltd.	1,500	30,963
Nippon Rietec Company, Ltd.	300	1,922
Nippon Seiki Company, Ltd.	3,000	17,867
Nippon Sharyo, Ltd.	600	8,875
Nippon Sheet Glass Company, Ltd. (A)	4,100	17,517
Nippon Shokubai Company, Ltd.	800	31,938
Nippon Signal Company, Ltd.	3,000	23,611
Nippon Soda Company, Ltd.	1,200	39,247
Nippon Steel Trading Corp.	972	68,098
Nippon Thompson Company, Ltd.	4,700	18,289
Nippon Yakin Kogyo Company, Ltd.	1,000	31,539
Nipro Corp.	6,700	52,483
Nishikawa Rubber Company, Ltd.	800	6,703
Nishimatsu Construction Company, Ltd.	1,500	44,586
Nishimatsuya Chain Company, Ltd.	2,700	31,831
Nishi-Nippon Financial Holdings, Inc.	7,000	51,154
Nishi-Nippon Railroad Company, Ltd.	2,400	44,871
Nishio Rent All Company, Ltd.	800	18,851
Nissan Shatai Company, Ltd.	3,400	21,221
Nissei ASB Machine Company, Ltd.	500	16,178
Nissei Plastic Industrial Company, Ltd.	1,600	11,210
Nissha Company, Ltd.	2,300	31,740
Nisshinbo Holdings, Inc.	4,768	35,137
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nissin Corp.	1,400	$22,292
Nissin Electric Company, Ltd.	3,400	32,228
Nissin Sugar Company, Ltd.	1,100	15,594
Nisso Corp.	2,400	10,483
Nissui Corp.	13,000	54,145
Nitta Corp.	1,300	27,611
NITTAN Corp.	1,200	2,392
Nittetsu Mining Company, Ltd.	600	14,518
Nitto Boseki Company, Ltd.	1,400	20,186
Nitto Kogyo Corp.	1,600	28,588
Nitto Kohki Company, Ltd.	1,000	11,361
Nitto Seiko Company, Ltd.	1,700	6,347
Noevir Holdings Company, Ltd.	800	35,122
Nohmi Bosai, Ltd.	1,300	15,595
Nojima Corp.	3,200	34,562
NOK Corp.	4,700	41,357
Nomura Micro Science Company, Ltd.	600	18,556
Noritake Company, Ltd.	700	21,295
Noritsu Koki Company, Ltd.	1,000	17,985
Noritz Corp.	2,100	22,911
North Pacific Bank, Ltd.	12,900	24,911
NS Tool Company, Ltd.	800	6,239
NS United Kaiun Kaisha, Ltd.	800	23,522
NSD Company, Ltd.	2,200	38,021
NTN Corp.	18,400	36,460
Obara Group, Inc.	600	16,409
Ohsho Food Service Corp.	700	31,839
Oiles Corp.	1,380	15,291
Oisix ra daichi, Inc. (A)	1,200	20,241
Okabe Company, Ltd.	2,600	13,661
Okamoto Industries, Inc.	600	16,821
Okamura Corp.	3,700	39,676
Okasan Securities Group, Inc.	7,000	20,314
Oki Electric Industry Company, Ltd.	4,700	25,285
Okinawa Cellular Telephone Company	800	17,688
Okinawa Financial Group, Inc.	1,140	20,196
OKUMA Corp.	1,100	38,964
Okumura Corp.	1,600	36,233
Okura Industrial Company, Ltd.	800	11,105
Okuwa Company, Ltd.	1,000	6,733
Onoken Company, Ltd.	1,500	16,547
Onward Holdings Company, Ltd.	7,100	16,639
Optex Group Company, Ltd.	1,900	25,742
Optim Corp. (A)	700	5,358
Optorun Company, Ltd.	1,100	18,608
Organo Corp.	1,100	24,415
Orient Corp.	3,180	27,946
Oriental Shiraishi Corp.	7,600	16,377
Origin Company, Ltd.	600	5,536
Oro Company, Ltd.	700	10,018
Osaka Organic Chemical Industry, Ltd.	800	11,525
Osaka Soda Company, Ltd.	800	23,194
Osaka Steel Company, Ltd.	700	6,172
Osaki Electric Company, Ltd.	3,000	11,929
OSG Corp.	3,900	53,400
Outsourcing, Inc.	5,800	41,567
Oyo Corp.	1,300	22,411
Pacific Industrial Company, Ltd.	3,000	22,715
Pacific Metals Company, Ltd.	1,100	15,867
PAL GROUP Holdings Company, Ltd.	700	13,300
PALTAC Corp.	700	24,517
Paramount Bed Holdings Company, Ltd.	1,600	31,233
Paris Miki Holdings, Inc.	1,100	2,223
Pasona Group, Inc.	1,300	18,277
PC Depot Corp.	1,700	3,508

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Penta-Ocean Construction Company, Ltd.	12,400	$57,919
PeptiDream, Inc. (A)	1,900	29,826
Pharma Foods International Company, Ltd.	1,600	15,984
PIA Corp. (A)	500	11,936
Pickles Holdings Company, Ltd.	800	6,850
Pigeon Corp.	3,600	59,000
Pilot Corp.	1,200	43,689
Piolax, Inc.	2,100	26,957
Pole To Win Holdings, Inc.	2,000	12,508
Premier Anti-Aging Company, Ltd. (A)	300	3,449
Premium Group Company, Ltd.	2,400	31,498
Premium Water Holdings, Inc.	400	7,509
Press Kogyo Company, Ltd.	7,000	22,322
Pressance Corp.	700	8,165
Prestige International, Inc.	5,000	27,506
Prima Meat Packers, Ltd.	1,500	24,964
Procrea Holdings, Inc.	2,344	39,263
Pronexus, Inc.	600	4,366
Proto Corp.	1,800	16,899
PS Mitsubishi Construction Company, Ltd.	2,600	12,051
Punch Industry Company, Ltd.	1,300	3,795
QB Net Holdings Company, Ltd.	1,800	18,350
Qol Holdings Company, Ltd.	1,400	12,370
Quick Company, Ltd.	800	12,774
Raccoon Holdings, Inc.	800	6,532
Raito Kogyo Company, Ltd.	2,400	34,431
Raiznext Corp.	3,300	32,898
Rasa Industries, Ltd.	600	8,421
Raysum Company, Ltd.	300	2,972
Relia, Inc.	2,100	15,929
Rengo Company, Ltd.	8,600	59,017
RENOVA, Inc. (A)	1,400	25,058
Resorttrust, Inc.	3,700	65,850
Restar Holdings Corp.	1,600	24,977
Retail Partners Company, Ltd.	300	3,010
Rheon Automatic Machinery Company, Ltd.	1,500	12,158
Ricoh Leasing Company, Ltd.	800	23,083
Riken Corp.	600	10,208
Riken Keiki Company, Ltd.	800	26,731
Riken Technos Corp.	3,000	10,911
Riken Vitamin Company, Ltd.	1,400	20,409
Rion Company, Ltd.	500	6,974
Riso Kyoiku Company, Ltd.	9,300	25,815
Rock Field Company, Ltd.	1,000	11,424
Rokko Butter Company, Ltd.	600	5,844
Roland Corp.	700	18,503
Roland DG Corp.	900	18,988
Rorze Corp.	700	37,388
Round One Corp.	10,500	38,003
RS Technologies Company, Ltd.	800	21,348
Ryobi, Ltd.	1,400	12,138
Ryoden Corp.	1,500	19,277
Ryosan Company, Ltd.	1,500	32,296
S Foods, Inc.	900	20,261
S&B Foods, Inc.	600	15,890
Sac's Bar Holdings, Inc.	600	3,519
Saibu Gas Holdings Company, Ltd.	1,500	19,384
Saint-Care Holding Corp.	1,900	12,155
Sakai Chemical Industry Company, Ltd.	1,400	18,873
Sakai Moving Service Company, Ltd.	500	16,416
Sakata INX Corp.	3,100	24,644
Sala Corp.	3,000	16,584
SAMTY Company, Ltd.	1,600	25,883
San ju San Financial Group, Inc.	1,700	20,544
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
San-A Company, Ltd.	1,300	$42,439
San-Ai Obbli Company, Ltd.	3,500	33,190
Sangetsu Corp.	2,100	34,232
Sanken Electric Company, Ltd.	900	44,349
Sanki Engineering Company, Ltd.	2,000	23,494
Sankyo Company, Ltd.	400	16,342
Sankyo Frontier Company, Ltd.	300	7,169
Sankyo Seiko Company, Ltd.	3,200	11,533
Sankyo Tateyama, Inc.	2,500	9,996
Sankyu, Inc.	700	25,610
Sanoh Industrial Company, Ltd.	1,900	8,763
Sanshin Electronics Company, Ltd.	700	12,747
Sanyo Chemical Industries, Ltd.	600	18,417
Sanyo Denki Company, Ltd.	400	17,347
Sanyo Electric Railway Company, Ltd.	1,600	25,901
Sanyo Shokai, Ltd. (A)	700	7,401
Sanyo Special Steel Company, Ltd.	1,400	22,904
Sanyo Trading Company, Ltd.	1,200	10,247
Sato Holdings Corp.	1,700	24,352
Sawai Group Holdings Company, Ltd.	1,800	56,162
SB Technology Corp.	800	11,315
SBS Holdings, Inc.	900	18,930
Scroll Corp.	2,300	12,442
Seika Corp.	500	5,913
Seikagaku Corp.	1,700	11,557
Seikitokyu Kogyo Company, Ltd.	1,600	9,570
Seiko Group Corp.	1,400	32,761
Seino Holdings Company, Ltd.	4,000	35,457
Seiren Company, Ltd.	2,700	49,491
Sekisui Jushi Corp.	1,600	22,649
Sekisui Kasei Company, Ltd.	2,500	7,345
Senko Group Holdings Company, Ltd.	4,700	34,460
Senshu Electric Company, Ltd.	600	15,027
Senshu Ikeda Holdings, Inc.	17,200	33,029
Senshukai Company, Ltd. (A)	3,300	9,664
Seria Company, Ltd.	2,100	45,900
Seven Bank, Ltd.	11,200	22,331
Shibaura Electronics Company, Ltd.	500	18,487
Shibaura Machine Company, Ltd.	1,600	31,554
Shibaura Mechatronics Corp.	300	22,569
Shibuya Corp.	800	13,903
Shidax Corp. (A)	2,000	8,286
Shikibo, Ltd.	1,100	8,099
Shikoku Chemicals Corp.	3,000	29,602
Shikoku Electric Power Company, Inc.	5,200	30,148
Shima Seiki Manufacturing, Ltd.	1,200	16,765
Shin Nippon Biomedical Laboratories, Ltd.	1,000	17,047
Shinagawa Refractories Company, Ltd.	600	17,652
Shindengen Electric Manufacturing Company, Ltd.	500	11,291
Shin-Etsu Polymer Company, Ltd.	3,000	25,631
Shinko Shoji Company, Ltd.	1,900	17,114
Shinmaywa Industries, Ltd.	2,400	19,135
Shinnihon Corp.	2,500	14,101
Shinwa Company, Ltd.	700	10,658
Ship Healthcare Holdings, Inc.	2,600	52,875
Shizuoka Gas Company, Ltd.	4,500	37,541
Shoei Company, Ltd.	800	30,922
Shoei Foods Corp.	700	20,722
Shofu, Inc.	600	10,395
Showa Sangyo Company, Ltd.	1,000	19,091
SIGMAXYZ Holdings, Inc.	1,800	17,547
Siix Corp.	1,600	15,396
Sinanen Holdings Company, Ltd.	800	23,500
Sinfonia Technology Company, Ltd.	1,600	17,854

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sinko Industries, Ltd.	1,500	$16,371
Sintokogio, Ltd.	3,400	16,862
SKY Perfect JSAT Holdings, Inc.	7,800	28,665
Smaregi, Inc. (A)	400	6,426
SMK Corp.	300	5,256
SMS Company, Ltd.	400	10,118
Snow Peak, Inc.	1,200	21,373
Sodick Company, Ltd.	2,400	12,850
Softcreate Holdings Corp.	700	16,591
Software Service, Inc.	200	14,301
Soken Chemical & Engineering Company, Ltd.	800	10,500
Solasto Corp.	3,200	17,502
Sotetsu Holdings, Inc.	3,500	59,014
Sparx Group Company, Ltd.	1,480	18,789
S-Pool, Inc.	5,000	32,678
SRA Holdings	600	13,771
SRE Holdings Corp. (A)	400	10,016
ST Corp.	700	8,050
St. Marc Holdings Company, Ltd.	800	10,249
Star Mica Holdings Company, Ltd.	2,200	11,681
Star Micronics Company, Ltd.	2,300	28,171
Starts Corp., Inc.	1,900	37,590
Starzen Company, Ltd.	600	9,447
Stella Chemifa Corp.	800	14,947
Strike Company, Ltd.	700	23,721
Studio Alice Company, Ltd.	900	14,075
Sugimoto & Company, Ltd.	700	10,452
Sumida Corp.	1,600	16,562
Suminoe Textile Company, Ltd.	500	6,983
Sumitomo Bakelite Company, Ltd.	1,700	50,148
Sumitomo Densetsu Company, Ltd.	1,300	23,892
Sumitomo Mitsui Construction Company, Ltd.	6,000	19,023
Sumitomo Osaka Cement Company, Ltd.	1,500	37,031
Sumitomo Riko Company, Ltd.	2,400	10,982
Sumitomo Seika Chemicals Company, Ltd.	500	15,478
Sun Frontier Fudousan Company, Ltd.	2,200	18,390
Suruga Bank, Ltd.	11,700	37,544
SWCC Showa Holdings Company, Ltd.	2,400	32,447
SymBio Pharmaceuticals, Ltd. (A)	2,100	10,247
Systena Corp.	12,200	37,840
Syuppin Company, Ltd.	1,200	11,182
T Hasegawa Company, Ltd.	1,600	35,295
T RAD Company, Ltd.	500	9,789
T&K Toka Company, Ltd.	1,600	14,398
Tachibana Eletech Company, Ltd.	1,360	18,206
Tachi-S Company, Ltd.	2,400	20,022
Tadano, Ltd.	5,000	34,501
Taihei Dengyo Kaisha, Ltd.	1,000	24,781
Taiheiyo Cement Corp.	3,800	59,098
Taiho Kogyo Company, Ltd.	1,200	5,544
Taikisha, Ltd.	900	22,717
Taisei Lamick Company, Ltd.	500	11,279
Taiyo Holdings Company, Ltd.	2,000	33,805
Takamatsu Construction Group Company, Ltd.	1,000	14,528
Takaoka Toko Company, Ltd.	700	9,460
Takara Bio, Inc.	2,100	27,409
Takara Holdings, Inc.	5,700	45,109
Takara Standard Company, Ltd.	2,200	23,053
Takasago International Corp.	1,200	23,139
Takasago Thermal Engineering Company, Ltd.	1,700	22,960
Takashimaya Company, Ltd.	1,100	15,317
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Takeuchi Manufacturing Company, Ltd.	1,600	$35,131
Takuma Company, Ltd.	3,000	27,960
Tama Home Company, Ltd.	1,000	19,028
Tamron Company, Ltd.	1,500	33,771
Tamura Corp.	6,000	32,297
Tanseisha Company, Ltd.	1,100	5,960
Tatsuta Electric Wire and Cable Company, Ltd.	4,200	22,590
Tayca Corp.	1,500	13,351
TBS Holdings, Inc.	1,000	11,602
TDC Soft, Inc.	1,200	13,324
TechMatrix Corp.	2,000	27,774
Techno Horizon Company, Ltd.	1,400	5,043
Teijin, Ltd.	4,200	40,930
Teikoku Electric Manufacturing Company, Ltd.	1,700	29,605
Teikoku Sen-I Company, Ltd.	1,200	13,717
Tekken Corp.	800	10,750
Tenma Corp.	1,000	15,605
Tess Holdings Company, Ltd.	1,200	9,380
T-Gaia Corp.	900	11,125
The 77 Bank, Ltd.	2,800	46,931
The Akita Bank, Ltd.	1,100	16,018
The Awa Bank, Ltd.	2,200	35,553
The Bank of Iwate, Ltd.	1,100	16,444
The Bank of Nagoya, Ltd.	1,100	27,720
The Bank of Saga, Ltd.	1,000	13,498
The Chiba Kogyo Bank, Ltd.	3,200	11,044
The Chugoku Electric Power Company, Inc.	7,900	40,512
The Ehime Bank, Ltd.	2,100	14,603
The First Bank of Toyama, Ltd.	2,800	12,442
The Fukui Bank, Ltd.	1,800	20,558
The Fukushima Bank, Ltd.	2,100	4,113
The Furukawa Battery Company, Ltd.	1,300	10,686
The Gunma Bank, Ltd.	14,200	54,234
The Hachijuni Bank, Ltd.	14,100	58,571
The Hyakugo Bank, Ltd.	12,500	34,832
The Hyakujushi Bank, Ltd.	1,700	24,681
The Japan Steel Works, Ltd.	1,900	37,324
The Keiyo Bank, Ltd.	4,400	19,565
The Kita-Nippon Bank, Ltd.	700	11,311
The Kiyo Bank, Ltd.	3,800	45,179
The Miyazaki Bank, Ltd.	1,000	18,836
The Monogatari Corp.	400	19,780
The Musashino Bank, Ltd.	1,700	26,677
The Nagano Bank, Ltd.	800	8,124
The Nanto Bank, Ltd.	2,000	38,888
The Nippon Road Company, Ltd.	200	8,997
The Nisshin Oillio Group, Ltd.	1,200	29,955
The Ogaki Kyoritsu Bank, Ltd.	1,600	22,806
The Oita Bank, Ltd.	900	13,977
The Okinawa Electric Power Company, Inc.	1,990	15,276
The Pack Corp.	800	14,605
The San-In Godo Bank, Ltd.	8,000	47,120
The Shibusawa Warehouse Company, Ltd.	1,000	15,743
The Shiga Bank, Ltd.	2,200	44,074
The Shikoku Bank, Ltd.	2,800	20,817
The Shimizu Bank, Ltd.	500	5,899
The Sumitomo Warehouse Company, Ltd.	1,824	27,096
The Tochigi Bank, Ltd.	8,000	18,904
The Toho Bank, Ltd.	12,000	20,417
The Tohoku Bank, Ltd.	400	3,096
The Tottori Bank, Ltd.	400	3,482

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
The Towa Bank, Ltd.	2,900	$12,372
The Yamagata Bank, Ltd.	2,000	18,788
The Yamanashi Chuo Bank, Ltd.	2,000	16,887
Tigers Polymer Corp.	1,000	3,054
TKC Corp.	1,300	35,509
Toa Corp. (Hyogo)	1,400	8,174
Toa Corp. (Tokyo)	1,200	21,626
Toagosei Company, Ltd.	4,300	36,094
Tobishima Corp.	720	5,505
TOC Company, Ltd.	3,400	17,428
Tocalo Company, Ltd.	3,200	27,776
Toda Corp.	8,400	45,047
Toda Kogyo Corp. (A)	300	5,674
Toei Company, Ltd.	100	13,412
Toenec Corp.	600	15,928
Toho Company, Ltd.	600	7,790
Toho Gas Company, Ltd.	2,200	41,873
Toho Holdings Company, Ltd.	2,400	40,019
Toho Titanium Company, Ltd.	1,300	27,533
Toho Zinc Company, Ltd.	800	12,411
Tokai Carbon Company, Ltd.	10,000	80,703
Tokai Corp.	1,200	17,519
TOKAI Holdings Corp.	4,000	26,109
Tokai Rika Company, Ltd.	2,600	27,607
Tokai Tokyo Financial Holdings, Inc.	11,500	30,758
Token Corp.	410	23,019
Tokushu Tokai Paper Company, Ltd.	600	12,860
Tokuyama Corp.	3,200	43,436
Tokyo Base Company, Ltd. (A)	900	1,920
Tokyo Electron Device, Ltd.	400	20,172
Tokyo Energy & Systems, Inc.	2,000	14,106
Tokyo Keiki, Inc.	1,000	10,165
Tokyo Kiraboshi Financial Group, Inc.	1,936	38,262
Tokyo Ohka Kogyo Company, Ltd.	200	9,040
Tokyo Rakutenchi Company, Ltd.	200	6,190
Tokyo Rope Manufacturing Company, Ltd.	200	1,287
Tokyo Seimitsu Company, Ltd.	1,800	58,155
Tokyo Steel Manufacturing Company, Ltd.	2,700	24,263
Tokyo Tekko Company, Ltd.	800	8,631
Tokyo Theatres Company, Inc.	900	7,697
Tokyotokeiba Company, Ltd.	600	17,184
Tokyu Construction Company, Ltd.	3,900	18,815
Tomato Bank, Ltd.	1,100	8,713
Tomen Devices Corp.	200	8,366
Tomoe Corp.	2,200	6,741
Tomoku Company, Ltd.	500	6,413
TOMONY Holdings, Inc.	10,600	29,731
Tomy Company, Ltd.	4,500	43,083
Tonami Holdings Company, Ltd.	500	13,898
Topcon Corp.	4,700	54,153
Topre Corp.	2,300	19,636
Topy Industries, Ltd.	1,300	15,951
Torex Semiconductor, Ltd.	700	13,366
Toridoll Holdings Corp.	2,000	40,943
Torii Pharmaceutical Company, Ltd.	1,100	24,312
Torishima Pump Manufacturing Company, Ltd.	900	9,760
Tosei Corp.	2,500	25,869
Toshiba TEC Corp.	1,100	29,969
Tosho Company, Ltd.	1,300	11,035
Totetsu Kogyo Company, Ltd.	1,000	19,889
Towa Corp.	1,300	16,536
Towa Pharmaceutical Company, Ltd.	1,500	24,214
Toyo Construction Company, Ltd.	3,100	20,170
Toyo Corp.	1,100	11,468
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Toyo Denki Seizo KK	600	$3,839
Toyo Engineering Corp. (A)	2,200	9,348
Toyo Gosei Company, Ltd.	300	16,301
Toyo Ink SC Holdings Company, Ltd.	2,200	29,969
Toyo Kanetsu KK	400	7,739
Toyo Securities Company, Ltd.	6,000	13,267
Toyo Tanso Company, Ltd.	1,000	28,382
Toyo Tire Corp.	5,100	57,402
Toyo Wharf & Warehouse Company, Ltd.	600	5,748
Toyobo Company, Ltd.	4,093	30,931
Toyoda Gosei Company, Ltd.	1,600	24,676
TPR Company, Ltd.	1,400	12,913
Trancom Company, Ltd.	400	22,442
Transaction Company, Ltd.	1,700	15,678
Transcosmos, Inc.	1,400	34,380
Tri Chemical Laboratories, Inc.	1,200	17,993
Trusco Nakayama Corp.	2,200	33,788
TS Tech Company, Ltd.	4,400	50,323
TSI Holdings Company, Ltd.	5,270	17,670
Tsubaki Nakashima Company, Ltd.	2,300	17,678
Tsubakimoto Chain Company	1,600	36,094
Tsugami Corp.	1,600	14,020
Tsukishima Kikai Company, Ltd.	2,000	14,533
Tsukuba Bank, Ltd.	5,700	10,248
Tsumura & Company	2,600	57,021
Tsurumi Manufacturing Company, Ltd.	1,000	15,064
TV Asahi Holdings Corp.	2,000	20,270
UACJ Corp.	1,903	31,949
UBE Corp.	4,400	64,493
Ubicom Holdings, Inc.	500	8,467
Uchida Yoko Company, Ltd.	400	14,174
Ulvac, Inc.	900	37,507
Union Tool Company	700	17,104
Unipres Corp.	2,600	14,862
United Arrows, Ltd.	1,600	22,423
United Super Markets Holdings, Inc.	2,400	20,514
UNITED, Inc.	1,300	12,053
Unitika, Ltd. (A)	5,900	10,988
Universal Entertainment Corp. (A)	1,200	21,654
Usen-Next Holdings Company, Ltd.	1,300	21,072
Ushio, Inc.	4,400	53,952
UT Group Company, Ltd.	1,500	25,683
UUUM Company, Ltd. (A)	800	5,001
V Technology Company, Ltd.	400	7,617
Valor Holdings Company, Ltd.	1,700	23,466
Valqua, Ltd.	1,000	19,930
Value HR Company, Ltd.	1,200	14,220
ValueCommerce Company, Ltd.	900	12,310
Vector, Inc.	3,100	31,325
Vertex Corp.	1,100	10,980
Vital KSK Holdings, Inc.	3,500	22,550
VT Holdings Company, Ltd.	6,600	23,650
Wacoal Holdings Corp.	1,900	34,036
Wacom Company, Ltd.	8,000	35,365
Wakachiku Construction Company, Ltd.	900	19,374
Wakita & Company, Ltd.	2,300	20,775
Warabeya Nichiyo Holdings Company, Ltd.	900	12,581
Watahan & Company, Ltd.	600	6,088
WDB Holdings Company, Ltd.	700	11,757
Weathernews, Inc.	300	16,234
West Holdings Corp.	716	23,825
Will Group, Inc.	1,200	10,865
WingArc1st, Inc.	2,100	32,225
WIN-Partners Company, Ltd.	1,000	8,099

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
World Company, Ltd.	700	$6,947
World Holdings Company, Ltd.	600	11,398
Wowow, Inc.	600	5,797
Xebio Holdings Company, Ltd.	2,800	19,474
Yahagi Construction Company, Ltd.	2,000	11,438
Yaizu Suisankagaku Industry Company, Ltd.	1,100	7,105
YAKUODO Holdings Company, Ltd.	700	15,116
YAMABIKO Corp.	2,400	19,932
YAMADA Consulting Group Company, Ltd.	1,100	9,751
Yamae Group Holdings Company, Ltd.	1,000	11,105
Yamaguchi Financial Group, Inc.	9,600	62,632
Yamaichi Electronics Company, Ltd.	1,700	21,828
YA-MAN, Ltd.	1,700	18,565
Yamato Kogyo Company, Ltd.	900	30,654
Yamazen Corp.	3,900	29,548
Yaoko Company, Ltd.	800	41,194
Yasuda Logistics Corp.	1,400	9,838
Yellow Hat, Ltd.	2,000	27,238
Yodogawa Steel Works, Ltd.	1,200	23,065
Yokogawa Bridge Holdings Corp.	2,100	29,841
Yokorei Company, Ltd.	2,900	23,556
Yokowo Company, Ltd.	1,200	19,607
Yomeishu Seizo Company, Ltd.	500	6,868
Yondenko Corp.	1,200	15,827
Yondoshi Holdings, Inc.	1,300	17,214
Yonex Company, Ltd.	2,100	18,956
Yorozu Corp.	1,800	9,430
Yoshinoya Holdings Company, Ltd.	2,000	34,832
Yuasa Trading Company, Ltd.	1,100	30,197
Yukiguni Maitake Company, Ltd.	1,000	7,656
Yurtec Corp.	2,000	11,126
Yushiro Chemical Industry Company, Ltd.	1,100	6,555
Zenrin Company, Ltd.	1,950	12,203
ZERIA Pharmaceutical Company, Ltd.	1,200	20,596
ZIGExN Company, Ltd.	7,000	19,771
		24,185,148
Jersey, Channel Islands - 0.1%
Breedon Group PLC	43,130	31,759
Centamin PLC	57,981	79,233
		110,992
Liechtenstein - 0.1%
Liechtensteinische Landesbank AG	726	43,754
VP Bank AG, Class A	188	17,828
		61,582
Luxembourg - 0.5%
ADLER Group SA (A)(C)	776	1,114
APERAM SA	2,512	79,664
B&S Group Sarl (C)	983	5,085
Befesa SA (C)	1,789	86,299
d'Amico International Shipping SA (A)	100,767	40,228
Global Fashion Group SA (A)	1,789	2,166
Grand City Properties SA	3,748	36,864
IVS Group SA	2,104	8,247
L'Occitane International SA	10,750	33,431
RTL Group SA	241	10,150
SES SA	17,911	116,668
Shurgard Self Storage SA	1,086	49,798
Sword Group	278	11,720
		481,434
Macau - 0.0%
MECOM Power and Construction, Ltd.	58,500	14,711
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia - 0.0%
Aspen Group Holdings, Ltd. (A)	626	$20
Frencken Group, Ltd.	15,400	10,883
		10,903
Malta - 0.0%
Catena Media PLC (A)	3,412	6,245
Mauritius - 0.0%
Capital, Ltd.	9,014	10,563
Netherlands - 1.8%
Aalberts NV	3,992	155,497
Acomo NV	876	17,855
Alfen Beheer BV (A)(C)	1,069	96,785
AMG Advanced Metallurgical Group NV	1,350	49,898
Arcadis NV	3,031	119,332
ASR Nederland NV	2,019	95,930
Basic-Fit NV (A)(C)	2,099	55,207
BE Semiconductor Industries NV	2,921	178,008
Beter Bed Holding NV	1,056	3,206
Brack Capital Properties NV (A)	230	23,709
Brunel International NV	1,126	11,561
Corbion NV	2,473	84,602
CTP NV (C)	2,878	34,064
Flow Traders (C)	1,631	37,813
ForFarmers NV	2,398	7,528
Fugro NV (A)	3,784	45,431
Heijmans NV	2,278	24,694
Innoconcepts NV (A)(B)	10,527	0
Kendrion NV	1,111	18,493
Koninklijke BAM Groep NV (A)	15,496	36,066
Koninklijke Vopak NV	2,374	70,618
Nedap NV	225	13,258
OCI NV	2,846	101,751
Ordina NV	5,537	23,016
Pharming Group NV (A)	30,666	35,698
PostNL NV	15,122	27,574
PPHE Hotel Group, Ltd.	592	8,966
SBM Offshore NV	5,505	86,609
Shop Apotheke Europe NV (A)(C)	194	9,154
SIF Holding NV	504	6,257
Signify NV (C)	5,215	175,550
Sligro Food Group NV	1,151	20,025
TKH Group NV	1,213	48,383
TomTom NV (A)	3,258	22,710
Van Lanschot Kempen NV	1,515	35,563
		1,780,811
New Zealand - 0.5%
Air New Zealand, Ltd. (A)	37,974	17,903
Arvida Group, Ltd.	12,868	9,309
Channel Infrastructure NZ, Ltd. (A)	11,354	10,313
Chorus, Ltd.	15,977	82,742
Delegat Group, Ltd.	1,200	7,755
Freightways, Ltd.	5,543	34,002
Gentrack Group, Ltd. (A)	3,060	4,885
Hallenstein Glasson Holdings, Ltd.	3,354	11,579
Heartland Group Holdings, Ltd.	21,397	24,450
Investore Property, Ltd.	13,816	13,143
KMD Brands, Ltd.	25,838	16,877
Manawa Energy, Ltd.	1,665	5,290
NZME, Ltd.	13,259	9,817
NZX, Ltd.	16,287	12,506
Oceania Healthcare, Ltd.	41,229	19,885
Pacific Edge, Ltd. (A)	27,936	8,871
PGG Wrightson, Ltd.	819	2,271
Pushpay Holdings, Ltd. (A)	29,513	23,981
Restaurant Brands New Zealand, Ltd.	886	3,232

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
New Zealand (continued)
Sanford, Ltd.	2,767	$7,200
Scales Corp., Ltd.	5,176	13,473
Serko, Ltd. (A)	2,827	4,041
Skellerup Holdings, Ltd.	7,637	25,937
SKY Network Television, Ltd.	6,265	9,129
SKYCITY Entertainment Group, Ltd. (A)	20,410	30,687
Summerset Group Holdings, Ltd.	3,595	20,192
Synlait Milk, Ltd. (A)	5,495	12,334
The Warehouse Group, Ltd.	9,894	16,326
Tourism Holdings, Ltd. (A)	6,508	14,304
TOWER, Ltd.	11,445	5,265
Vista Group International, Ltd. (A)	7,682	7,403
		485,102
Norway - 0.9%
ABG Sundal Collier Holding ASA	24,237	13,922
Akastor ASA	6,104	5,714
Aker Carbon Capture ASA (A)	4,495	5,276
AMSC ASA (A)	1,661	7,367
ArcticZymes Technologies ASA (A)	962	7,031
Atea ASA (A)	3,574	41,699
Axactor ASA (A)	14,729	8,894
B2Holding ASA	23,929	19,031
Belships ASA	10,010	14,689
Bonheur ASA	1,411	41,486
Borregaard ASA	3,051	47,292
Bouvet ASA	3,002	18,400
BW Offshore, Ltd.	4,568	11,590
Cloudberry Clean Energy ASA (A)	5,431	6,893
Crayon Group Holding ASA (A)(C)	1,983	20,401
DNO ASA	18,710	22,561
Europris ASA (C)	8,327	58,332
FLEX LNG, Ltd.	1,570	51,416
Grieg Seafood ASA	2,264	18,071
Hexagon Composites ASA (A)	6,450	17,870
IDEX Biometrics ASA (A)	19,564	2,002
Kahoot! ASA (A)	8,215	16,394
Kid ASA (C)	1,128	8,316
Kitron ASA	9,158	26,056
LINK Mobility Group Holding ASA (A)	7,126	5,504
Medistim ASA	352	8,403
MPC Container Ships ASA	15,398	25,397
Multiconsult ASA (C)	554	7,760
Norske Skog ASA (A)(C)	1,815	12,488
Norwegian Air Shuttle ASA (A)	11,101	8,262
Norwegian Energy Company ASA (A)	912	36,909
Odfjell Drilling, Ltd. (A)	4,970	13,489
Otello Corp. ASA	33	27
Panoro Energy ASA (A)	3,699	10,679
Pareto Bank ASA	1,457	7,108
PGS ASA (A)	22,374	16,296
PhotoCure ASA (A)	2,625	28,564
PoLight ASA (A)(C)	2,610	4,903
Protector Forsikring ASA	3,316	42,433
Scatec ASA (C)	3,642	29,301
Self Storage Group ASA (A)	2,940	7,293
Selvaag Bolig ASA	1,842	6,030
Sparebank 1 Oestlandet	758	9,345
SpareBank 1 Sorost-Norge	4,392	24,595
Sparebanken More	1,230	10,614
Treasure ASA	3,110	5,632
Ultimovacs ASA (A)	584	6,544
Veidekke ASA	5,117	50,341
Volue ASA (A)	3,279	9,381
Wilh Wilhelmsen Holding ASA, Class A	862	23,932
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Norway (continued)
XXL ASA (C)	4,462	$1,726
		903,659
Peru - 0.0%
Hochschild Mining PLC	16,530	14,051
Portugal - 0.3%
Altri SGPS SA	6,511	34,847
Banco Comercial Portugues SA	308,962	48,460
Corticeira Amorim SGPS SA	2,100	19,612
CTT-Correios de Portugal SA	8,914	29,482
Greenvolt-Energias Renovaveis SA (A)	1,688	14,094
Mota-Engil SGPS SA	5,636	7,054
NOS SGPS SA	10,693	43,260
REN - Redes Energeticas Nacionais SGPS SA	21,605	58,293
Sonae SGPS SA	34,734	34,797
The Navigator Company SA	12,847	47,500
		337,399
Singapore - 1.2%
Accordia Golf Trust (A)(B)	40,300	0
AEM Holdings, Ltd.	9,100	23,267
Banyan Tree Holdings, Ltd. (A)	19,800	4,725
Best World International, Ltd. (A)	3,974	5,281
Boustead Projects, Ltd.	3,000	1,844
Boustead Singapore, Ltd.	10,000	6,009
Bukit Sembawang Estates, Ltd.	11,000	37,799
BW Energy, Ltd. (A)	1,064	2,745
BW LPG, Ltd. (C)	4,059	31,468
Capitaland India Trust	45,100	38,042
China Aviation Oil Singapore Corp., Ltd.	14,400	9,570
Chip Eng Seng Corp., Ltd.	33,000	18,492
ComfortDelGro Corp., Ltd.	90,100	82,745
COSCO Shipping International Singapore Company, Ltd. (A)	58,900	7,872
CSE Global, Ltd.	34,000	8,625
Delfi, Ltd.	21,900	12,660
Ezion Holdings, Ltd. (A)(B)	131,300	4,215
Far East Orchard, Ltd.	5,140	4,021
First Resources, Ltd.	19,300	21,375
Fraser and Neave, Ltd.	8,600	8,161
Gallant Venture, Ltd. (A)	71,000	6,846
Golden Agri-Resources, Ltd.	183,600	34,265
Golden Energy & Resources, Ltd. (A)	45,100	26,479
GuocoLand, Ltd.	10,400	12,577
Halcyon Agri Corp., Ltd. (A)	4,293	1,262
Haw Par Corp., Ltd.	4,700	33,623
Ho Bee Land, Ltd.	11,400	20,688
Hong Fok Corp., Ltd.	20,100	14,256
Hong Leong Finance, Ltd.	12,900	23,034
Hyflux, Ltd. (A)	24,000	0
iFAST Corp., Ltd.	7,000	30,539
IGG, Inc. (A)	38,000	14,059
Indofood Agri Resources, Ltd.	25,000	5,698
Japfa, Ltd.	22,700	5,850
Keppel Infrastructure Trust	157,190	63,404
Metro Holdings, Ltd.	31,600	14,978
Midas Holdings, Ltd. (A)(B)	86,000	10,479
Nanofilm Technologies International, Ltd.	6,500	6,754
NetLink NBN Trust	91,100	56,461
Oceanus Group, Ltd. (A)	1,035,500	11,614
OM Holdings, Ltd.	10,791	5,212
OUE, Ltd.	11,100	10,356
Oxley Holdings, Ltd.	27,222	2,944
Raffles Medical Group, Ltd.	35,758	37,376
SATS, Ltd. (A)	25,100	53,203

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Singapore (continued)
SBS Transit, Ltd.	5,000	$9,634
Sembcorp Marine, Ltd. (A)	510,500	52,678
Sheng Siong Group, Ltd.	29,900	36,797
SIA Engineering Company, Ltd. (A)	12,800	22,356
SIIC Environment Holdings, Ltd.	35,800	4,933
Sinarmas Land, Ltd.	94,200	12,635
Singapore Land Group, Ltd.	7,100	11,895
Singapore Post, Ltd.	66,100	25,657
Stamford Land Corp., Ltd.	113,744	29,357
StarHub, Ltd.	25,600	19,883
Straits Trading Company, Ltd.	1,416	2,464
Swiber Holdings, Ltd. (A)(B)	15,000	732
The Hour Glass, Ltd.	10,100	15,370
Thomson Medical Group, Ltd.	212,000	12,347
UMS Holdings, Ltd.	36,400	32,065
UOB-Kay Hian Holdings, Ltd.	15,918	16,393
Venture Corp., Ltd.	1,800	22,943
Wing Tai Holdings, Ltd.	21,205	23,730
XP Power, Ltd.	824	20,140
Yeo Hiap Seng, Ltd.	1,129	554
		1,203,436
South Africa - 0.1%
Mediclinic International PLC	22,882	136,991
Spain - 2.4%
Acerinox SA	9,313	92,062
Aedas Homes SA (C)	426	6,293
Alantra Partners SA	1,181	15,229
Almirall SA	4,221	40,814
Amper SA (A)	82,546	13,158
Applus Services SA	6,225	42,854
Atresmedia Corp. de Medios de Comunicacion SA	6,046	20,655
Banco de Sabadell SA	287,776	270,498
Bankinter SA	32,551	218,076
Caja de Ahorros del Mediterraneo (A)(B)	5,428	0
Cia de Distribucion Integral Logista Holdings SA	3,649	92,015
CIE Automotive SA	1,829	47,055
Construcciones y Auxiliar de Ferrocarriles SA	1,139	32,305
Distribuidora Internacional de Alimentacion SA (A)	1,566,729	21,243
Ebro Foods SA	2,006	31,501
eDreams ODIGEO SA (A)	4,905	20,706
Elecnor SA	2,026	23,017
Enagas SA	11,699	194,536
Ence Energia y Celulosa SA	6,294	18,934
Ercros SA	5,006	17,360
Faes Farma SA	16,334	61,377
Fluidra SA	2,959	46,009
Fomento de Construcciones y Contratas SA	2,450	23,155
Gestamp Automocion SA (C)	7,287	28,136
Global Dominion Access SA (C)	5,439	20,939
Grenergy Renovables SA (A)	573	16,981
Grupo Catalana Occidente SA	2,346	74,127
Grupo Empresarial San Jose SA	2,194	9,328
Iberpapel Gestion SA	65	934
Indra Sistemas SA	6,513	74,241
Laboratorios Farmaceuticos Rovi SA	987	38,147
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	27,501	30,365
Mapfre SA	47,388	91,672
Melia Hotels International SA (A)	4,842	23,705
Miquel y Costas & Miquel SA	2,010	25,123
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Spain (continued)
Neinor Homes SA (A)(C)	1,978	$17,287
Obrascon Huarte Lain SA (A)	19,608	9,394
Pharma Mar SA	409	28,171
Promotora de Informaciones SA, Class A (A)	11,711	3,538
Prosegur Cash SA (C)	35,886	23,024
Prosegur Cia de Seguridad SA	10,114	19,184
Realia Business SA (A)	17,710	20,302
Sacyr SA	23,307	64,762
Solaria Energia y Medio Ambiente SA (A)	2,636	48,323
Soltec Power Holdings SA (A)	2,101	9,286
Talgo SA (C)	4,803	16,978
Tecnicas Reunidas SA (A)	830	8,102
Tubacex SA (A)	6,252	13,376
Unicaja Banco SA (C)	62,819	69,219
Vidrala SA	868	74,590
Viscofan SA	1,837	118,317
		2,326,403
Sweden - 2.7%
AcadeMedia AB (C)	3,665	15,654
AddLife AB, B Shares	2,462	25,744
AddNode Group AB	5,860	55,340
AFRY AB	3,213	52,680
Alimak Group AB (C)	2,141	15,304
Alligo AB, Class B	2,270	17,195
Ambea AB (C)	5,569	23,463
Annehem Fastigheter AB, B Shares (A)	1,155	2,192
AQ Group AB	291	8,642
Arise AB (A)	2,614	12,592
Arjo AB, B Shares	10,690	40,022
Atrium Ljungberg AB, B Shares	1,056	17,317
Attendo AB (A)(C)	5,286	12,269
Balco Group AB	665	2,794
Beijer Alma AB	2,393	37,536
Bergman & Beving AB	2,270	24,195
Betsson AB, Class B (A)	5,105	41,492
BHG Group AB (A)	2,406	4,297
Bilia AB, A Shares	2,411	26,461
BioInvent International AB (A)	2,250	6,914
Biotage AB	2,541	45,292
Bonava AB, B Shares	3,323	9,406
Boozt AB (A)(C)	2,040	23,518
Bravida Holding AB (C)	5,093	54,588
BTS Group AB, B Shares	346	9,665
Bufab AB	1,460	32,769
Bulten AB	717	4,090
Bure Equity AB	2,057	48,640
Byggmax Group AB	5,363	25,578
Catella AB	2,217	7,743
Catena AB	1,429	53,377
Cellavision AB	999	21,943
Cibus Nordic Real Estate AB	1,681	23,121
Clas Ohlson AB, B Shares	3,185	21,975
Cloetta AB, B Shares	10,640	21,270
Collector Bank AB (A)	6,015	22,127
Coor Service Management Holding AB (C)	5,027	30,975
Corem Property Group AB, B Shares	14,214	11,462
Corem Property Group AB, D Shares	408	6,671
CTT Systems AB	566	11,629
Dios Fastigheter AB	3,582	25,912
Doro AB (A)	2,295	3,260
Duni AB (A)	2,559	21,140
Dustin Group AB (A)(C)	4,979	19,731
Elanders AB, B Shares	1,468	21,089
Electrolux Professional AB, B Shares	9,620	40,395

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Enea AB (A)	1,522	$12,581
Fagerhult AB	4,609	17,888
Fastighets AB Trianon	1,452	2,895
FastPartner AB, A Shares	2,697	18,452
Ferronordic AB (A)	318	2,331
Fingerprint Cards AB, B Shares (A)	16,071	4,547
G5 Entertainment AB	330	6,671
GARO AB	1,737	18,065
Granges AB	7,040	57,657
Green Landscaping Group AB (A)(C)	1,593	9,702
Heba Fastighets AB, Class B	4,570	15,906
HMS Networks AB	884	28,791
Hoist Finance AB (A)(C)	2,083	5,894
Humana AB (A)	2,641	9,717
Instalco AB	7,730	29,408
Inwido AB	3,126	33,263
JM AB	2,484	41,046
Karnov Group AB (A)	3,501	19,627
K-fast Holding AB (A)	1,142	2,585
KNOW IT AB	1,459	28,506
Lagercrantz Group AB, B Shares	8,511	84,309
Lime Technologies AB	558	12,311
Lindab International AB	4,565	55,833
Loomis AB	2,786	76,364
MEKO AB	2,150	23,183
MIPS AB	1,182	48,859
Modern Times Group MTG AB, B Shares (A)	2,851	24,394
Momentum Group AB (A)	2,270	12,724
Munters Group AB (C)	5,993	59,083
Mycronic AB	4,062	76,443
NCAB Group AB	4,318	26,979
NCC AB, B Shares	3,723	34,790
Nederman Holding AB	887	14,704
Net Insight AB, B Shares (A)	16,550	9,608
New Wave Group AB, B Shares	4,353	86,152
Nobia AB	6,676	13,618
Nolato AB, B Shares	6,748	35,379
Nordic Paper Holding AB	2,488	7,885
Nordic Waterproofing Holding AB	2,002	27,938
Note AB (A)	776	13,305
NP3 Fastigheter AB	1,683	32,081
Nyfosa AB	5,830	45,141
OEM International AB, B Shares	4,726	32,772
Orron Energy AB	7,422	16,042
Platzer Fastigheter Holding AB, Series B	3,454	27,265
Pricer AB, B Shares	7,930	12,438
Proact IT Group AB	1,428	11,371
Ratos AB, B Shares	8,255	32,863
RaySearch Laboratories AB (A)	2,452	15,980
Resurs Holding AB (C)	6,236	14,909
Scandi Standard AB (A)	4,648	21,801
Scandic Hotels Group AB (A)(C)	5,932	18,345
Sdiptech AB, Class B (A)	279	6,068
Sensys Gatso Group AB (A)	23,414	2,241
SkiStar AB	2,041	21,727
Solid Forsakring AB (A)	623	3,934
Stendorren Fastigheter AB (A)	1,288	23,726
Stillfront Group AB (A)	19,809	33,366
Systemair AB	6,526	44,947
Tethys Oil AB	2,334	13,540
Troax Group AB	1,308	22,911
VBG Group AB, B Shares	630	8,451
Vitec Software Group AB, B Shares	1,147	46,070
Volati AB	786	6,573
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
XANO Industri AB, Class B	694	$7,390
		2,690,814
Switzerland - 7.3%
Adecco Group AG	921	30,296
Allreal Holding AG	643	104,547
ALSO Holding AG (A)	324	59,469
Aluflexpack AG (A)	549	10,495
APG SGA SA	84	14,607
Arbonia AG	2,962	41,721
Aryzta AG (A)	57,916	69,175
Ascom Holding AG	1,310	10,537
Autoneum Holding AG	221	24,363
Baloise Holding AG	1,848	284,940
Banque Cantonale de Geneve, Bearer Shares	142	27,575
Banque Cantonale Vaudoise	1,309	125,503
Basilea Pharmaceutica AG (A)	255	12,631
Belimo Holding AG	544	259,530
Bell Food Group AG	138	35,544
Bellevue Group AG	467	18,903
Berner Kantonalbank AG	289	69,498
BKW AG	1,268	173,492
Bossard Holding AG, Class A	248	53,591
Bucher Industries AG	358	149,404
Burckhardt Compression Holding AG	187	111,390
Burkhalter Holding AG	399	33,043
Bystronic AG	74	51,261
Calida Holding AG	285	14,564
Carlo Gavazzi Holding AG, Bearer Shares	38	12,379
Cembra Money Bank AG	1,741	144,492
Cie Financiere Tradition SA, Bearer Shares	104	11,810
Clariant AG (A)	9,918	157,512
Coltene Holding AG (A)	198	16,320
Comet Holding AG	339	72,079
Daetwyler Holding AG, Bearer Shares	281	56,036
DKSH Holding AG	1,625	123,229
dormakaba Holding AG	178	65,256
Dufry AG (A)	3,848	160,325
EFG International AG (A)	4,687	44,783
Emmi AG	86	72,816
Energiedienst Holding AG	979	47,446
Evolva Holding SA (A)	72,989	6,475
Feintool International Holding AG	426	9,297
Fenix Outdoor International AG	225	18,377
Ferrexpo PLC	8,469	15,997
Flughafen Zurich AG (A)	1,072	165,882
Forbo Holding AG	39	45,831
Fundamenta Real Estate AG (A)	1,563	27,242
Galenica AG (C)	2,404	196,143
GAM Holding AG (A)	11,204	11,397
Georg Fischer AG	3,955	242,292
Gurit Holding AG, Bearer Shares	220	21,367
Helvetia Holding AG	1,796	208,987
Hiag Immobilien Holding AG	325	28,821
HOCHDORF Holding AG (A)	16	368
Huber + Suhner AG	1,041	97,358
Hypothekarbank Lenzburg AG	3	13,316
Implenia AG (A)	994	41,005
Ina Invest Holding AG (A)	199	4,237
Inficon Holding AG	68	59,541
Interroll Holding AG	30	76,251
Intershop Holding AG	54	35,184
Investis Holding SA	160	17,586
IWG PLC (A)	29,637	59,215
Jungfraubahn Holding AG (A)	269	36,067

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Kardex Holding AG	299	$49,090
Komax Holding AG	228	63,708
Kongsberg Automotive ASA (A)	23,611	6,067
Kudelski SA, Bearer Shares	2,497	6,420
Landis+Gyr Group AG (A)	1,306	92,309
LEM Holding SA	30	58,187
Luzerner Kantonalbank AG	183	81,720
Medacta Group SA (C)	218	24,336
medmix AG (C)	877	16,673
Metall Zug AG, B Shares	12	24,935
Mobilezone Holding AG	2,336	38,743
Mobimo Holding AG	387	98,776
Novavest Real Estate AG (A)	469	20,674
OC Oerlikon Corp. AG	8,368	54,875
Orascom Development Holding AG (A)	533	4,268
Orior AG	425	33,692
Peach Property Group AG (A)	212	3,754
Phoenix Mecano AG, Bearer Shares	38	13,559
Plazza AG, Class A	68	22,776
PSP Swiss Property AG	2,283	268,189
Rieter Holding AG	251	28,393
Romande Energie Holding SA	34	41,002
Schaffner Holding AG	40	12,729
Schweiter Technologies AG, Bearer Shares	58	46,070
Sensirion Holding AG (A)(C)	493	52,441
SFS Group AG	898	84,968
Siegfried Holding AG (A)	194	128,865
SIG Group AG (A)	1,366	29,849
Softwareone Holding AG (A)	4,165	59,115
St. Galler Kantonalbank AG, Class A	173	89,962
Stadler Rail AG	422	15,019
Sulzer AG	1,213	94,360
Swiss Prime Site AG	3,767	326,497
Swiss Steel Holding AG (A)	39,436	8,782
Swissquote Group Holding SA	465	67,079
Tecan Group AG	61	27,306
Temenos AG	2,922	160,749
TX Group AG	201	32,119
u-blox Holding AG (A)	431	51,449
Valiant Holding AG	1,070	115,695
VAT Group AG (C)	226	62,041
Vaudoise Assurances Holding SA	64	29,248
Vetropack Holding AG	822	32,006
Von Roll Holding AG, Bearer Shares (A)	7,878	7,343
Vontobel Holding AG	1,192	79,056
VZ Holding AG	550	42,692
V-ZUG Holding AG (A)	120	11,812
Walliser Kantonalbank	203	22,846
Warteck Invest AG	8	19,621
Ypsomed Holding AG	300	54,922
Zehnder Group AG	615	37,346
Zug Estates Holding AG, B Shares	16	30,649
Zuger Kantonalbank AG, Bearer Shares	9	70,666
		7,164,246
Taiwan - 0.0%
FIT Hon Teng, Ltd. (A)(C)	49,000	12,813
Ya Hsin Industrial Company, Ltd. (A)(B)	138,000	0
		12,813
United Arab Emirates - 0.1%
Borr Drilling, Ltd. (A)	4,890	26,938
Borr Drilling, Ltd. (New York Stock Exchange) (A)	4,645	23,086
Network International Holdings PLC (A)(C)	4,888	17,700
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Arab Emirates (continued)
Shelf Drilling, Ltd. (A)(C)	10,196	$23,087
		90,811
United Kingdom - 11.3%
4imprint Group PLC	1,523	78,930
A.G. Barr PLC	4,718	30,213
Accesso Technology Group PLC (A)	2,349	23,464
Advanced Medical Solutions Group PLC	2,544	7,962
AJ Bell PLC	11,487	50,258
Alfa Financial Software Holdings PLC (C)	4,048	8,126
Alliance Pharma PLC	24,062	15,515
Anglo-Eastern Plantations PLC	1,225	11,879
Ascential PLC (A)	20,806	50,801
Ashmore Group PLC	15,764	45,411
Aston Martin Lagonda Global Holdings PLC (A)(C)	4,390	8,087
Avon Protection PLC	1,565	20,446
Babcock International Group PLC (A)	20,223	69,163
Bakkavor Group PLC (C)	5,579	6,491
Balfour Beatty PLC	34,581	141,508
Beazley PLC	32,052	262,145
Begbies Traynor Group PLC	6,626	11,610
Bellway PLC	5,950	136,067
Biffa PLC (C)	17,147	84,191
Bloomsbury Publishing PLC	4,265	22,979
Bodycote PLC	7,984	54,962
Boohoo Group PLC (A)	3,748	1,598
BRAEMAR PLC	1,328	4,737
Britvic PLC	13,590	126,615
Brooks Macdonald Group PLC	427	10,912
Bytes Technology Group PLC	8,239	38,477
Capita PLC (A)	91,929	27,158
Capricorn Energy PLC (A)	24,079	76,152
Card Factory PLC (A)	14,688	13,892
Carillion PLC (A)(B)	35,521	4,118
Carr's Group PLC	6,569	9,908
Cazoo Group, Ltd. (A)	4,506	707
Central Asia Metals PLC	8,189	24,685
CentralNic Group PLC (A)	10,289	19,437
Centrica PLC	37,192	43,257
Chemring Group PLC	13,921	49,937
Chesnara PLC	7,709	26,537
City of London Investment Group PLC	2,068	10,591
Clarkson PLC	1,348	52,820
Close Brothers Group PLC	7,281	91,564
CMC Markets PLC (C)	7,009	18,888
Coats Group PLC	80,166	64,331
Cohort PLC	1,758	10,733
Computacenter PLC	3,225	74,893
Concentric AB	1,680	31,381
Costain Group PLC (A)	4,797	2,270
Cranswick PLC	2,760	102,335
Crest Nicholson Holdings PLC	13,693	38,982
Currys PLC	70,297	45,433
CVS Group PLC	2,750	64,146
De La Rue PLC (A)	10,028	9,396
Debenhams PLC (A)(B)	76,182	0
Deliveroo PLC (A)(C)	11,090	11,476
Devro PLC	12,253	45,599
DFS Furniture PLC	12,509	23,097
Dialight PLC (A)	105	397
Dignity PLC (A)	3,439	17,227
Diploma PLC	3,965	133,295
Direct Line Insurance Group PLC	26,553	70,774
DiscoverIE Group PLC	5,627	49,259
Domino's Pizza Group PLC	18,477	65,794

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
dotdigital Group PLC	12,814	$12,782
Dr Martens PLC	12,054	27,356
Drax Group PLC	19,800	167,953
Dunelm Group PLC	5,320	62,838
DWF Group PLC (C)	14,677	14,270
easyJet PLC (A)	4,377	17,169
ECORA RESOURCES PLC	12,147	22,120
EKF Diagnostics Holdings PLC	8,242	5,011
Elementis PLC (A)	19,999	29,088
EMIS Group PLC	3,714	83,716
Energean PLC	5,147	80,864
EnQuest PLC (A)	115,537	29,773
Ergomed PLC (A)	2,357	36,025
Esken, Ltd. (A)	25,251	1,546
Essentra PLC	14,966	42,801
FD Technologies PLC (A)	1,279	21,073
FDM Group Holdings PLC	4,489	40,274
Fevertree Drinks PLC	4,244	52,787
Firstgroup PLC	37,976	46,317
Forterra PLC (C)	10,957	24,757
Foxtons Group PLC	23,551	8,392
Frasers Group PLC (A)	9,750	83,590
Frontier Developments PLC (A)	1,107	12,887
Fuller Smith & Turner PLC, Class A	1,525	9,139
Funding Circle Holdings PLC (A)(C)	3,849	2,544
Galliford Try Holdings PLC	5,675	10,890
Games Workshop Group PLC	1,582	163,301
Gamma Communications PLC	3,729	48,725
Gem Diamonds, Ltd.	12,666	4,998
Genel Energy PLC	4,784	7,213
Genuit Group PLC	12,035	40,709
Gooch & Housego PLC	1,681	10,904
Grainger PLC	32,286	98,624
Greggs PLC	5,783	162,487
Gulf Keystone Petroleum, Ltd.	11,237	27,380
Halfords Group PLC	15,547	39,101
Harbour Energy PLC	17,422	64,292
Harworth Group PLC	6,530	8,347
Hays PLC	77,290	108,348
Headlam Group PLC	6,602	24,141
Helical PLC	6,424	25,819
Helios Towers PLC (A)	21,114	26,923
Henry Boot PLC	5,301	15,045
Hill & Smith PLC	4,214	59,499
Hilton Food Group PLC	3,867	25,887
Hollywood Bowl Group PLC	8,153	24,621
HomeServe PLC (A)	5,509	79,502
Hunting PLC	8,331	33,505
Hyve Group PLC (A)	12,149	10,760
Ibstock PLC (C)	19,043	35,599
IDOX PLC	10,437	8,151
IG Group Holdings PLC	6,472	60,982
IMI PLC	1,608	25,114
Impax Asset Management Group PLC	4,165	36,653
Inchcape PLC	21,514	212,415
Indivior PLC (A)	7,200	161,125
IntegraFin Holdings PLC	9,972	36,433
International Distributions Services PLC	7,711	19,766
International Personal Finance PLC	12,526	11,108
iomart Group PLC	2,265	3,423
IP Group PLC	38,897	26,033
IQE PLC (A)	33,004	19,786
ITV PLC	78,901	71,356
J.D. Wetherspoon PLC (A)	4,332	23,143
James Fisher & Sons PLC (A)	2,814	13,236
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
James Halstead PLC	11,052	$25,153
JET2 PLC	6,865	79,118
John Wood Group PLC (A)	34,072	55,218
Johnson Service Group PLC	24,380	28,482
Jupiter Fund Management PLC	22,824	36,638
Just Group PLC	56,562	55,944
Kainos Group PLC	4,099	76,753
Keller Group PLC	4,206	40,592
Kier Group PLC (A)	22,531	16,156
Kin & Carta PLC (A)	5,938	15,293
Knights Group Holdings PLC	2,269	2,937
Lancashire Holdings, Ltd.	14,953	117,573
Learning Technologies Group PLC	21,193	29,603
Liontrust Asset Management PLC	2,411	32,510
Lookers PLC	22,449	20,481
LSL Property Services PLC	6,404	19,420
Luceco PLC (C)	1,922	2,321
M&C Saatchi PLC (A)	253	460
Macfarlane Group PLC	6,288	7,868
Man Group PLC	60,987	156,912
Marks & Spencer Group PLC (A)	63,420	93,561
Marshalls PLC	11,740	38,726
Marston's PLC (A)	37,566	18,001
McBride PLC (A)	14,770	3,640
ME Group International PLC	18,684	25,893
Mears Group PLC	8,289	20,761
Medica Group PLC	4,479	7,638
Metro Bank PLC (A)	9,741	14,167
Micro Focus International PLC	16,735	107,204
Midwich Group PLC	1,185	6,037
Mitchells & Butlers PLC (A)	16,776	27,630
Mitie Group PLC	94,711	84,900
MJ Gleeson PLC	2,770	11,435
Moneysupermarket.com Group PLC	27,587	64,312
Moonpig Group PLC (A)	10,123	13,466
Morgan Advanced Materials PLC	8,676	33,003
Morgan Sindall Group PLC	1,829	34,006
Mortgage Advice Bureau Holdings, Ltd.	1,276	8,182
MP Evans Group PLC	1,384	13,631
N. Brown Group PLC (A)	9,633	2,903
National Express Group PLC (A)	21,097	33,081
NCC Group PLC	17,294	41,376
Next Fifteen Communications Group PLC	3,756	44,646
Ninety One PLC	14,875	33,256
NIOX Group PLC (A)	9,034	4,013
Norcros PLC	6,666	14,532
Numis Corp. PLC	2,926	6,770
Odfjell Technology, Ltd. (A)	828	2,492
On the Beach Group PLC (A)(C)	5,451	10,328
OSB Group PLC	18,542	107,211
Oxford Instruments PLC	2,405	65,470
Pagegroup PLC	17,115	95,295
Pan African Resources PLC	85,815	16,993
Paragon Banking Group PLC	13,704	93,174
PayPoint PLC	4,705	28,913
Pendragon PLC (A)	102,667	23,860
Pennon Group PLC	10,690	114,935
Petrofac, Ltd. (A)	28,442	24,105
Pets at Home Group PLC	19,330	65,899
Pharos Energy PLC (A)	16,636	4,648
Phoenix Spree Deutschland, Ltd.	5,484	16,456
Polar Capital Holdings PLC	3,830	22,110
Porvair PLC	2,468	18,404
Premier Foods PLC	33,077	43,101
Provident Financial PLC	13,396	31,021

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Purplebricks Group PLC (A)	7,294	$837
PZ Cussons PLC	13,141	33,335
QinetiQ Group PLC	25,053	107,734
Quilter PLC (C)	54,284	60,670
Rank Group PLC (A)	7,303	7,163
Rathbones Group PLC	3,057	75,179
Reach PLC	25,143	28,949
Redcentric PLC	5,876	9,212
Redde Northgate PLC	14,424	71,756
Redrow PLC	14,867	81,470
Renew Holdings PLC	4,150	36,943
Renewi PLC (A)	5,276	38,120
Renishaw PLC	1,475	65,443
Ricardo PLC	2,982	17,179
RM PLC	8,752	6,113
Robert Walters PLC	4,693	30,413
Rotork PLC	43,727	162,500
RPS Group PLC	15,418	40,768
RWS Holdings PLC	1,824	8,254
S&U PLC	513	12,795
Sabre Insurance Group PLC (C)	10,582	13,616
Saga PLC (A)	4,637	6,969
Savannah Energy PLC (A)(B)	53,744	17,056
Savills PLC	5,951	59,272
Senior PLC	21,835	32,893
Serco Group PLC	46,758	87,773
Serica Energy PLC	10,784	37,432
Severfield PLC	11,941	8,914
SIG PLC (A)	64,105	22,839
Smart Metering Systems PLC	5,194	48,823
Softcat PLC	4,570	65,534
Spectris PLC	1,787	64,737
Speedy Hire PLC	24,369	11,710
Spire Healthcare Group PLC (A)(C)	13,646	37,552
Spirent Communications PLC	33,589	106,714
Sportech PLC	4,748	1,111
SSP Group PLC (A)	32,793	89,825
SThree PLC	8,144	39,957
Stolt-Nielsen, Ltd.	2,414	66,501
Studio Retail Group PLC (A)(B)	8,139	11,316
STV Group PLC	2,712	9,067
Superdry PLC (A)	3,110	4,802
Synthomer PLC	17,828	31,048
Tate & Lyle PLC	17,496	149,893
Tatton Asset Management PLC	1,955	10,765
Telecom Plus PLC	3,652	96,671
The Gym Group PLC (A)(C)	5,959	7,838
The Restaurant Group PLC (A)	30,769	11,552
The Vitec Group PLC	2,842	37,064
THG PLC (A)	6,472	3,459
TI Fluid Systems PLC (C)	1,686	2,725
Topps Tiles PLC	15,591	8,402
TORM PLC, Class A	1,596	45,662
TP ICAP Group PLC	45,423	95,467
Travis Perkins PLC	9,597	102,604
Trifast PLC	7,237	6,313
TT Electronics PLC	14,769	30,800
Tullow Oil PLC (A)	72,437	32,411
Tyman PLC	9,005	24,506
Verici Dx PLC (A)	165	25
Vertu Motors PLC	13,548	8,757
Vesuvius PLC	12,719	62,018
Victrex PLC	3,473	66,851
Virgin Money UK PLC	57,990	127,529
Vistry Group PLC	14,429	108,679
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Volex PLC	6,211	$18,832
Volution Group PLC	9,834	43,379
Vp PLC	637	5,287
Watches of Switzerland Group PLC (A)(C)	10,654	104,095
Watkin Jones PLC	10,502	12,754
WH Smith PLC (A)	5,221	92,858
Wickes Group PLC	13,094	23,087
Wilmington PLC	8,076	30,349
Wincanton PLC	8,498	34,564
Xaar PLC (A)	5,629	13,130
XPS Pensions Group PLC	13,660	22,770
Young & Co's Brewery PLC	1,750	13,263
Young & Co's Brewery PLC, Class A	1,224	15,151
Zotefoams PLC	1,549	6,353
		11,130,206
United States - 0.9%
ADTRAN Holdings, Inc.	3,066	55,987
Argonaut Gold, Inc. (A)	16,734	6,427
Atlantic Sapphire ASA (A)	1,333	1,013
Burford Capital, Ltd.	8,414	67,520
Diversified Energy Company PLC	38,586	54,060
Energy Fuels, Inc. (A)	730	4,518
Frontage Holdings Corp. (A)(C)	14,000	5,171
GXO Logistics, Inc. (A)	67	2,860
Invesque, Inc. (A)	2,000	1,660
Kingsway Financial Services, Inc. (A)	425	3,370
Noble Corp. PLC (A)	1,465	54,507
Perpetua Resources Corp. (A)	3,000	8,752
Primo Water Corp.	1,600	24,864
Primo Water Corp. (Toronto Stock Exchange)	6,607	102,570
PureTech Health PLC (A)	16,139	52,442
REC Silicon ASA (A)	16,036	22,863
Reliance Worldwide Corp., Ltd.	36,825	73,627
Samsonite International SA (A)(C)	43,800	115,006
SSR Mining, Inc.	7,507	117,484
SunOpta, Inc. (A)	5,608	47,134
VAALCO Energy, Inc.	3,094	14,111
Viemed Healthcare, Inc. (A)	2,600	19,656
		855,602
TOTAL COMMON STOCKS (Cost $115,390,558)		$97,253,435
PREFERRED SECURITIES - 0.3%
Germany - 0.3%
Draegerwerk AG & Company KGaA	565	25,183
Fuchs Petrolub SE	3,739	130,695
Jungheinrich AG	2,336	66,170
Sixt SE	838	48,737
STO SE & Company KGaA	163	26,106
Villeroy & Boch AG	625	11,172
		308,063
TOTAL PREFERRED SECURITIES (Cost $331,907)		$308,063
WARRANTS - 0.0%
Ezion Holdings, Ltd. (Expiration Date: 4-6-23; Strike Price: SGD 0.28) (A)	78,780	0
Fingerprint Cards AB (Expiration Date: 9-8-23) (A)(D)	765	51
MECOM Power and Construction, Ltd. (Expiration Date: 5-24-23; Strike Price: HKD 4.47) (A)	3,900	73
Treasury Metals, Inc. (Expiration Date: 8-7-23; Strike Price: CAD 1.50) (A)	650	29

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
WARRANTS (continued)
Webuild SpA (Expiration Date: 8-2-30) (A)(D)	1,316	$393
TOTAL WARRANTS (Cost $0)		$546
RIGHTS - 0.0%
Intercell AG (A)(B)(D)	3,233	0
S IMMO AG (Expiration Date: 1-1-26) (A)(D)	2,772	0
TOTAL RIGHTS (Cost $0)		$0
Total Investments (International Small Company Trust) (Cost $115,722,465) - 99.0%		$97,562,044
Other assets and liabilities, net - 1.0%		988,506
TOTAL NET ASSETS - 100.0%		$98,550,550
International Small Company Trust (continued)
Currency Abbreviations
CAD	Canadian Dollar
HKD	Hong Kong Dollar
SGD	Singapore Dollar
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Strike price and/or expiration date not available.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	3	Long	Mar 2023	$295,459	$292,380	$(3,079)
						$(3,079)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Lifestyle Balanced Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 50.2%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	29,670,029	$450,984,436
Fixed income - 49.8%
Select Bond, Series NAV, JHVIT (MIM US) (B)	39,124,748	447,978,362
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,053,805,656)		$898,962,798
Total Investments (Lifestyle Balanced Portfolio) (Cost $1,053,805,656) - 100.0%		$898,962,798
Other assets and liabilities, net - (0.0%)		(19,003)
TOTAL NET ASSETS - 100.0%		$898,943,795
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
Lifestyle Conservative Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 20.0%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	2,178,140	$33,107,732
Lifestyle Conservative Portfolio (continued)
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) (continued)
Fixed income - 80.0%
Select Bond, Series NAV, JHVIT (MIM US) (B)	11,548,333	$132,228,407
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $200,505,029)		$165,336,139
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 4.2988% (C)(D)	2,123	21,217
TOTAL SHORT-TERM INVESTMENTS (Cost $21,214)		$21,217
Total Investments (Lifestyle Conservative Portfolio) (Cost $200,526,243) - 100.0%		$165,357,356
Other assets and liabilities, net - (0.0%)		(8,706)
TOTAL NET ASSETS - 100.0%		$165,348,650
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Lifestyle Growth Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 70.5%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	225,848,655	$3,432,899,552
Fixed income - 29.5%
Select Bond, Series NAV, JHVIT (MIM US) (B)	125,741,645	1,439,741,831
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $5,637,083,212)		$4,872,641,383
Total Investments (Lifestyle Growth Portfolio) (Cost $5,637,083,212) - 100.0%		$4,872,641,383
Other assets and liabilities, net - 0.0%		21,813
TOTAL NET ASSETS - 100.0%		$4,872,663,196
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
Lifestyle Moderate Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 40.3%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	7,280,355	$110,661,403
Fixed income - 59.7%
Select Bond, Series NAV, JHVIT (MIM US) (B)	14,323,906	164,008,718
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $327,367,787)		$274,670,121
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 4.2988% (C)(D)	1,564	15,630
TOTAL SHORT-TERM INVESTMENTS (Cost $15,629)		$15,630
Total Investments (Lifestyle Moderate Portfolio) (Cost $327,383,416) - 100.0%		$274,685,751
Other assets and liabilities, net - (0.0%)		(8,161)
TOTAL NET ASSETS - 100.0%		$274,677,590
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Mid Cap Growth Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.1%
Communication services – 5.2%
Entertainment – 3.7%
Live Nation Entertainment, Inc. (A)	95,059	$6,629,415
Spotify Technology SA (A)	129,066	10,189,761
Mid Cap Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Entertainment (continued)
Take-Two Interactive Software, Inc. (A)	40,547	$4,222,159
		21,041,335
Interactive media and services – 1.5%
ZoomInfo Technologies, Inc. (A)	269,778	8,123,016
		29,164,351
Consumer discretionary – 19.8%
Auto components – 0.7%
Mobileye Global, Inc., Class A (A)(B)	110,700	3,881,142
Automobiles – 1.9%
Thor Industries, Inc. (B)	140,832	10,631,408
Hotels, restaurants and leisure – 7.2%
Aramark	142,597	5,894,960
Domino's Pizza, Inc.	45,864	15,887,290
DraftKings, Inc., Class A (A)(B)	529,537	6,031,426
Las Vegas Sands Corp. (A)	186,602	8,969,958
Texas Roadhouse, Inc.	38,063	3,461,830
		40,245,464
Household durables – 2.0%
Lennar Corp., A Shares	121,487	10,994,574
Internet and direct marketing retail – 0.4%
Etsy, Inc. (A)	20,922	2,506,037
Specialty retail – 4.7%
Ross Stores, Inc.	88,256	10,243,874
Ulta Beauty, Inc. (A)	34,096	15,993,411
		26,237,285
Textiles, apparel and luxury goods – 2.9%
Lululemon Athletica, Inc. (A)	51,541	16,512,706
		111,008,616
Consumer staples – 1.0%
Beverages – 1.0%
Celsius Holdings, Inc. (A)	54,522	5,672,469
Energy – 4.6%
Oil, gas and consumable fuels – 4.6%
Cheniere Energy, Inc.	42,923	6,436,733
Diamondback Energy, Inc.	45,679	6,247,974
Pioneer Natural Resources Company	27,071	6,182,746
Targa Resources Corp.	93,537	6,874,970
		25,742,423
Financials – 3.5%
Capital markets – 3.5%
Ares Management Corp., Class A	112,313	7,686,702
Tradeweb Markets, Inc., Class A	181,954	11,814,273
		19,500,975
Health care – 22.6%
Biotechnology – 2.8%
Exact Sciences Corp. (A)	196,445	9,725,992
United Therapeutics Corp. (A)	22,491	6,254,522
		15,980,514
Health care equipment and supplies – 11.0%
DexCom, Inc. (A)	201,865	22,859,190
Inspire Medical Systems, Inc. (A)	42,741	10,765,603
Insulet Corp. (A)	69,837	20,559,314
Shockwave Medical, Inc. (A)	37,042	7,616,206
		61,800,313
Health care technology – 3.2%
Veeva Systems, Inc., Class A (A)	110,480	17,829,262
Life sciences tools and services – 4.5%
Agilent Technologies, Inc.	126,788	18,973,824

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Mid Cap Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Medpace Holdings, Inc. (A)	28,437	$6,040,303
		25,014,127
Pharmaceuticals – 1.1%
Jazz Pharmaceuticals PLC (A)	39,160	6,238,580
		126,862,796
Industrials – 11.8%
Aerospace and defense – 0.7%
Curtiss-Wright Corp.	22,718	3,793,679
Building products – 2.3%
Johnson Controls International PLC	202,589	12,965,696
Construction and engineering – 2.0%
Fluor Corp. (A)	170,683	5,915,873
MasTec, Inc. (A)	64,810	5,530,237
		11,446,110
Machinery – 2.4%
The Middleby Corp. (A)	54,681	7,321,786
The Toro Company	51,373	5,815,424
		13,137,210
Professional services – 3.2%
CoStar Group, Inc. (A)	233,711	18,061,186
Trading companies and distributors – 1.2%
WESCO International, Inc. (A)	55,258	6,918,302
		66,322,183
Information technology – 24.2%
Communications equipment – 3.4%
Arista Networks, Inc. (A)	159,283	19,328,992
Electronic equipment, instruments and components – 1.9%
Flex, Ltd. (A)	511,728	10,981,683
IT services – 6.0%
Block, Inc. (A)	156,254	9,819,001
ExlService Holdings, Inc. (A)	46,518	7,881,545
Gartner, Inc. (A)	17,183	5,775,894
Okta, Inc. (A)	146,607	10,017,656
		33,494,096
Semiconductors and semiconductor equipment – 5.1%
First Solar, Inc. (A)	35,784	5,360,085
MKS Instruments, Inc.	65,785	5,573,963
SolarEdge Technologies, Inc. (A)	40,883	11,580,927
Universal Display Corp.	56,670	6,122,627
		28,637,602
Software – 7.8%
Five9, Inc. (A)	95,129	6,455,454
Paycom Software, Inc. (A)	58,191	18,057,249
RingCentral, Inc., Class A (A)	106,672	3,776,189
Workday, Inc., Class A (A)	92,591	15,493,252
		43,782,144
		136,224,517
Materials – 3.6%
Chemicals – 3.6%
Albemarle Corp.	60,169	13,048,249
CF Industries Holdings, Inc.	85,337	7,270,712
		20,318,961
Real estate – 0.8%
Equity real estate investment trusts – 0.8%
AvalonBay Communities, Inc.	29,133	4,705,562
TOTAL COMMON STOCKS (Cost $627,161,065)		$545,522,853
PREFERRED SECURITIES – 0.9%
Information technology – 0.9%
Mid Cap Growth Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Software – 0.9%
Essence Group Holdings Corp. (A)(C)(D)	1,663,188	$3,376,272
Lookout, Inc., Series F (A)(C)(D)	211,003	1,601,513
		4,977,785
TOTAL PREFERRED SECURITIES (Cost $5,070,285)		$4,977,785
SHORT-TERM INVESTMENTS – 4.8%
Short-term funds – 2.8%
John Hancock Collateral Trust, 4.2988% (E)(F)	1,584,624	15,839,582
Repurchase agreement – 2.0%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-30-22 at 4.290% to be repurchased at $11,205,339 on 1-3-23, collateralized by $11,447,324 Federal National Mortgage Association, 3.500% - 4.500% due 8-1-48 to 4-1-52 (valued at $11,424,000)	$11,200,000	11,200,000
TOTAL SHORT-TERM INVESTMENTS (Cost $27,039,856)		$27,039,582
Total Investments (Mid Cap Growth Trust) (Cost $659,271,206) – 102.8%		$577,540,220
Other assets and liabilities, net – (2.8%)		(15,737,931)
TOTAL NET ASSETS – 100.0%		$561,802,289
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	Restricted security as to resale. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 12-31-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mid Cap Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.2%
Communication services – 2.0%
Diversified telecommunication services – 0.6%
Frontier Communications Parent, Inc. (A)	119,768	$3,051,689
Iridium Communications, Inc. (A)	67,494	3,469,192
		6,520,881
Entertainment – 0.1%
World Wrestling Entertainment, Inc., Class A	23,260	1,593,775
Interactive media and services – 0.3%
TripAdvisor, Inc. (A)	56,289	1,012,076
Ziff Davis, Inc. (A)	25,351	2,005,264
		3,017,340
Media – 1.0%
Cable One, Inc.	2,590	1,843,717
John Wiley & Sons, Inc., Class A	23,066	924,024
Nexstar Media Group, Inc.	20,256	3,545,408
TEGNA, Inc.	119,852	2,539,664

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
The New York Times Company, Class A	88,441	$2,870,795
		11,723,608
		22,855,604
Consumer discretionary – 13.6%
Auto components – 1.4%
Adient PLC (A)	50,933	1,766,866
Dana, Inc.	68,537	1,036,965
Fox Factory Holding Corp. (A)	22,705	2,071,377
Gentex Corp.	126,014	3,436,402
Lear Corp.	31,751	3,937,759
The Goodyear Tire & Rubber Company (A)	151,950	1,542,293
Visteon Corp. (A)	15,118	1,977,888
		15,769,550
Automobiles – 0.5%
Harley-Davidson, Inc.	71,461	2,972,778
Thor Industries, Inc.	28,837	2,176,905
		5,149,683
Diversified consumer services – 1.0%
Graham Holdings Company, Class B	2,062	1,245,881
Grand Canyon Education, Inc. (A)	16,476	1,740,854
H&R Block, Inc.	83,516	3,049,169
Service Corp. International	82,623	5,712,554
		11,748,458
Hotels, restaurants and leisure – 2.7%
Boyd Gaming Corp.	42,612	2,323,632
Choice Hotels International, Inc.	14,888	1,676,984
Churchill Downs, Inc.	17,681	3,738,294
Cracker Barrel Old Country Store, Inc.	11,908	1,128,164
Light & Wonder, Inc. (A)	50,320	2,948,752
Marriott Vacations Worldwide Corp.	20,585	2,770,535
Papa John's International, Inc.	17,270	1,421,494
Penn Entertainment, Inc. (A)(B)	83,327	2,474,812
Texas Roadhouse, Inc.	35,946	3,269,289
The Wendy's Company	91,548	2,071,731
Travel + Leisure Company	43,663	1,589,333
Wingstop, Inc.	16,070	2,211,553
Wyndham Hotels & Resorts, Inc.	47,447	3,383,446
		31,008,019
Household durables – 1.4%
Helen of Troy, Ltd. (A)	12,887	1,429,297
KB Home	44,619	1,421,115
Leggett & Platt, Inc. (B)	71,219	2,295,388
Taylor Morrison Home Corp. (A)	58,203	1,766,461
Tempur Sealy International, Inc.	91,851	3,153,245
Toll Brothers, Inc.	56,618	2,826,371
TopBuild Corp. (A)	17,175	2,687,716
		15,579,593
Leisure products – 1.1%
Brunswick Corp.	38,950	2,807,516
Mattel, Inc. (A)	190,381	3,396,397
Polaris, Inc.	29,267	2,955,967
Topgolf Callaway Brands Corp. (A)	74,474	1,470,862
YETI Holdings, Inc. (A)	46,331	1,913,934
		12,544,676
Multiline retail – 0.6%
Kohl's Corp.	62,656	1,582,064
Macy's, Inc.	145,573	3,006,082
Nordstrom, Inc. (B)	59,839	965,801
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multiline retail (continued)
Ollie's Bargain Outlet Holdings, Inc. (A)	31,269	$1,464,640
		7,018,587
Specialty retail – 2.7%
AutoNation, Inc. (A)	18,374	1,971,530
Dick's Sporting Goods, Inc.	29,869	3,592,942
Five Below, Inc. (A)	29,818	5,273,910
Foot Locker, Inc. (B)	42,603	1,609,967
GameStop Corp., Class A (A)(B)	135,780	2,506,499
Lithia Motors, Inc.	14,686	3,006,812
Murphy USA, Inc.	11,166	3,121,344
RH (A)	10,324	2,758,470
The Gap, Inc.	113,317	1,278,216
Victoria's Secret & Company (A)	43,644	1,561,582
Williams-Sonoma, Inc.	35,836	4,118,273
		30,799,545
Textiles, apparel and luxury goods – 2.2%
Capri Holdings, Ltd. (A)	69,186	3,965,742
Carter's, Inc.	20,500	1,529,505
Columbia Sportswear Company	19,019	1,665,684
Crocs, Inc. (A)	33,169	3,596,515
Deckers Outdoor Corp. (A)	14,218	5,675,257
Hanesbrands, Inc.	187,450	1,192,182
PVH Corp.	35,036	2,473,191
Skechers USA, Inc., Class A (A)	72,097	3,024,469
Under Armour, Inc., Class A (A)	101,362	1,029,838
Under Armour, Inc., Class C (A)	105,839	944,084
		25,096,467
		154,714,578
Consumer staples – 3.9%
Beverages – 0.5%
Celsius Holdings, Inc. (A)	21,702	2,257,876
Coca-Cola Consolidated, Inc.	2,473	1,267,066
The Boston Beer Company, Inc., Class A (A)	5,064	1,668,689
		5,193,631
Food and staples retailing – 1.5%
BJ's Wholesale Club Holdings, Inc. (A)	72,557	4,800,371
Casey's General Stores, Inc.	20,013	4,489,917
Grocery Outlet Holding Corp. (A)	47,554	1,388,101
Performance Food Group Company (A)	83,626	4,882,922
Sprouts Farmers Market, Inc. (A)	56,862	1,840,623
		17,401,934
Food products – 1.5%
Darling Ingredients, Inc. (A)	86,096	5,388,749
Flowers Foods, Inc.	103,210	2,966,255
Ingredion, Inc.	35,215	3,448,605
Lancaster Colony Corp.	10,657	2,102,626
Pilgrim's Pride Corp. (A)	24,135	572,724
Post Holdings, Inc. (A)	29,212	2,636,675
		17,115,634
Household products – 0.1%
Energizer Holdings, Inc.	35,598	1,194,313
Personal products – 0.3%
BellRing Brands, Inc. (A)	72,759	1,865,541
Coty, Inc., Class A (A)	196,368	1,680,910
		3,546,451
		44,451,963
Energy – 3.8%
Energy equipment and services – 0.7%
ChampionX Corp.	107,094	3,104,655

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
NOV, Inc.	211,010	$4,407,999
		7,512,654
Oil, gas and consumable fuels – 3.1%
Antero Midstream Corp.	179,925	1,941,391
Antero Resources Corp. (A)	148,331	4,596,778
CNX Resources Corp. (A)	96,951	1,632,655
DT Midstream, Inc.	51,973	2,872,028
Equitrans Midstream Corp.	232,484	1,557,643
HF Sinclair Corp.	72,246	3,748,845
Matador Resources Company	60,301	3,451,629
Murphy Oil Corp.	78,498	3,376,199
PBF Energy, Inc., Class A	61,398	2,503,810
PDC Energy, Inc.	49,499	3,142,197
Range Resources Corp.	129,804	3,247,696
Southwestern Energy Company (A)	592,830	3,468,056
		35,538,927
		43,051,581
Financials – 14.7%
Banks – 7.0%
Associated Banc-Corp.	80,771	1,865,002
Bank of Hawaii Corp.	21,494	1,667,075
Bank OZK	59,464	2,382,128
Cadence Bank	98,007	2,416,853
Cathay General Bancorp	39,974	1,630,539
Commerce Bancshares, Inc.	61,261	4,170,036
Cullen/Frost Bankers, Inc.	34,541	4,618,132
East West Bancorp, Inc.	75,715	4,989,619
First Financial Bankshares, Inc.	69,729	2,398,678
First Horizon Corp.	288,261	7,062,395
FNB Corp.	188,437	2,459,103
Fulton Financial Corp.	89,975	1,514,279
Glacier Bancorp, Inc.	59,503	2,940,638
Hancock Whitney Corp.	46,033	2,227,537
Home BancShares, Inc.	101,900	2,322,301
International Bancshares Corp.	28,362	1,297,845
Old National Bancorp	157,336	2,828,901
PacWest Bancorp	63,286	1,452,414
Pinnacle Financial Partners, Inc.	41,071	3,014,611
Prosperity Bancshares, Inc.	49,050	3,564,954
Synovus Financial Corp.	78,138	2,934,082
Texas Capital Bancshares, Inc. (A)	26,805	1,616,610
UMB Financial Corp.	23,357	1,950,777
Umpqua Holdings Corp.	116,600	2,081,310
United Bankshares, Inc.	72,337	2,928,925
Valley National Bancorp	225,766	2,553,413
Washington Federal, Inc.	35,094	1,177,404
Webster Financial Corp.	93,476	4,425,154
Wintrust Financial Corp.	32,642	2,758,902
		79,249,617
Capital markets – 2.0%
Affiliated Managers Group, Inc.	20,235	3,205,831
Evercore, Inc., Class A	19,194	2,093,682
Federated Hermes, Inc.	45,412	1,648,910
Interactive Brokers Group, Inc., Class A	55,262	3,998,206
Janus Henderson Group PLC	71,191	1,674,412
Jefferies Financial Group, Inc.	98,408	3,373,426
SEI Investments Company	55,045	3,209,124
Stifel Financial Corp.	57,093	3,332,518
		22,536,109
Consumer finance – 0.4%
FirstCash Holdings, Inc.	20,154	1,751,584
Navient Corp.	56,823	934,738
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer finance (continued)
SLM Corp.	134,402	$2,231,073
		4,917,395
Diversified financial services – 0.3%
Voya Financial, Inc.	52,200	3,209,778
Insurance – 3.9%
American Financial Group, Inc.	37,505	5,148,686
Brighthouse Financial, Inc. (A)	37,136	1,903,963
CNO Financial Group, Inc.	61,456	1,404,270
First American Financial Corp.	55,621	2,911,203
Kemper Corp.	34,318	1,688,446
Kinsale Capital Group, Inc.	11,576	3,027,356
Old Republic International Corp.	152,026	3,671,428
Primerica, Inc.	19,821	2,811,014
Reinsurance Group of America, Inc.	35,903	5,101,457
RenaissanceRe Holdings, Ltd.	23,476	4,324,983
RLI Corp.	21,695	2,847,903
Selective Insurance Group, Inc.	32,379	2,869,103
The Hanover Insurance Group, Inc.	19,104	2,581,524
Unum Group	100,456	4,121,710
		44,413,046
Mortgage real estate investment trusts – 0.5%
Annaly Capital Management, Inc.	251,332	5,298,079
Thrifts and mortgage finance – 0.6%
Essent Group, Ltd.	57,859	2,249,558
MGIC Investment Corp.	159,558	2,074,254
New York Community Bancorp, Inc.	365,443	3,142,810
		7,466,622
		167,090,646
Health care – 9.9%
Biotechnology – 2.0%
Arrowhead Pharmaceuticals, Inc. (A)	56,861	2,306,282
Exelixis, Inc. (A)	173,276	2,779,347
Halozyme Therapeutics, Inc. (A)	72,635	4,132,932
Neurocrine Biosciences, Inc. (A)	51,642	6,168,120
United Therapeutics Corp. (A)	24,483	6,808,477
		22,195,158
Health care equipment and supplies – 3.4%
Enovis Corp. (A)	25,597	1,369,951
Envista Holdings Corp. (A)	87,586	2,949,021
Globus Medical, Inc., Class A (A)	41,585	3,088,518
Haemonetics Corp. (A)	27,186	2,138,179
ICU Medical, Inc. (A)	10,822	1,704,249
Inari Medical, Inc. (A)	25,940	1,648,746
Integra LifeSciences Holdings Corp. (A)	39,032	2,188,524
Lantheus Holdings, Inc. (A)	36,976	1,884,297
LivaNova PLC (A)	28,752	1,596,886
Masimo Corp. (A)	25,978	3,843,445
Neogen Corp. (A)	116,091	1,768,066
Omnicell, Inc. (A)	23,985	1,209,324
Penumbra, Inc. (A)	20,402	4,538,629
QuidelOrtho Corp. (A)	28,738	2,461,984
Shockwave Medical, Inc. (A)	19,415	3,991,918
STAAR Surgical Company (A)	25,896	1,256,992
Tandem Diabetes Care, Inc. (A)	34,541	1,552,618
		39,191,347
Health care providers and services – 2.4%
Acadia Healthcare Company, Inc. (A)	48,872	4,023,143
Amedisys, Inc. (A)	17,454	1,458,107
Chemed Corp.	7,988	4,077,315
Encompass Health Corp.	53,605	3,206,115
HealthEquity, Inc. (A)	45,409	2,799,011
LHC Group, Inc. (A)	16,668	2,695,049

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Option Care Health, Inc. (A)	83,058	$2,499,215
Patterson Companies, Inc.	46,536	1,304,404
Progyny, Inc. (A)	40,415	1,258,927
R1 RCM, Inc. (A)	73,835	808,493
Tenet Healthcare Corp. (A)	58,082	2,833,821
		26,963,600
Life sciences tools and services – 1.4%
Azenta, Inc. (A)	40,300	2,346,266
Bruker Corp.	53,728	3,672,309
Medpace Holdings, Inc. (A)	13,532	2,874,332
Repligen Corp. (A)	27,739	4,696,490
Sotera Health Company (A)	53,041	441,832
Syneos Health, Inc. (A)	55,279	2,027,634
		16,058,863
Pharmaceuticals – 0.7%
Jazz Pharmaceuticals PLC (A)	33,825	5,388,661
Perrigo Company PLC	72,327	2,465,627
		7,854,288
		112,263,256
Industrials – 19.2%
Aerospace and defense – 1.5%
Axon Enterprise, Inc. (A)	36,318	6,026,246
Curtiss-Wright Corp.	20,579	3,436,487
Hexcel Corp.	45,216	2,660,962
Mercury Systems, Inc. (A)	31,147	1,393,517
Woodward, Inc.	32,319	3,122,339
		16,639,551
Air freight and logistics – 0.2%
GXO Logistics, Inc. (A)	63,731	2,720,676
Airlines – 0.1%
JetBlue Airways Corp. (A)	173,985	1,127,423
Building products – 2.5%
Builders FirstSource, Inc. (A)	79,061	5,129,478
Carlisle Companies, Inc.	27,781	6,546,593
Fortune Brands Innovations, Inc.	68,891	3,934,365
Lennox International, Inc.	17,324	4,144,421
Owens Corning	50,203	4,282,316
Simpson Manufacturing Company, Inc.	22,883	2,028,807
Trex Company, Inc. (A)	58,950	2,495,354
		28,561,334
Commercial services and supplies – 1.5%
Clean Harbors, Inc. (A)	27,015	3,082,952
IAA, Inc. (A)	71,857	2,874,280
MSA Safety, Inc.	19,793	2,853,953
Stericycle, Inc. (A)	49,520	2,470,553
Tetra Tech, Inc.	28,461	4,132,253
The Brink's Company	24,952	1,340,172
		16,754,163
Construction and engineering – 2.1%
AECOM	75,018	6,371,279
Dycom Industries, Inc. (A)	15,824	1,481,126
EMCOR Group, Inc.	25,600	3,791,616
Fluor Corp. (A)	76,328	2,645,528
MasTec, Inc. (A)	31,674	2,702,742
MDU Resources Group, Inc.	109,238	3,314,281
Valmont Industries, Inc.	11,460	3,789,478
		24,096,050
Electrical equipment – 2.1%
Acuity Brands, Inc.	17,275	2,860,913
EnerSys	21,933	1,619,533
Hubbell, Inc.	28,850	6,770,518
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
nVent Electric PLC	89,488	$3,442,603
Regal Rexnord Corp.	35,535	4,263,489
SunPower Corp. (A)	45,849	826,657
Sunrun, Inc. (A)	114,477	2,749,738
Vicor Corp. (A)	11,974	643,603
		23,177,054
Machinery – 4.5%
AGCO Corp.	33,261	4,612,968
Chart Industries, Inc. (A)	19,271	2,220,597
Crane Holdings Company	25,636	2,575,136
Donaldson Company, Inc.	65,784	3,872,704
Esab Corp.	27,754	1,302,218
Flowserve Corp.	70,208	2,153,981
Graco, Inc.	90,532	6,089,182
ITT, Inc.	44,425	3,602,868
Kennametal, Inc.	43,284	1,041,413
Lincoln Electric Holdings, Inc.	31,016	4,481,502
Oshkosh Corp.	35,129	3,098,027
Terex Corp.	36,260	1,549,027
The Middleby Corp. (A)	28,946	3,875,869
The Timken Company	35,560	2,513,025
The Toro Company	55,977	6,336,596
Watts Water Technologies, Inc., Class A	14,657	2,143,293
		51,468,406
Marine – 0.2%
Kirby Corp. (A)	32,176	2,070,526
Professional services – 1.8%
ASGN, Inc. (A)	26,806	2,184,153
CACI International, Inc., Class A (A)	12,622	3,794,047
FTI Consulting, Inc. (A)	18,492	2,936,530
Insperity, Inc.	19,155	2,176,008
KBR, Inc.	73,700	3,891,360
ManpowerGroup, Inc.	27,159	2,259,900
Science Applications International Corp.	29,614	3,285,081
		20,527,079
Road and rail – 1.7%
Avis Budget Group, Inc. (A)	13,365	2,190,924
Knight-Swift Transportation Holdings, Inc.	86,324	4,524,241
Landstar System, Inc.	19,298	3,143,644
RXO, Inc. (A)	61,838	1,063,614
Ryder System, Inc.	26,994	2,255,889
Saia, Inc. (A)	14,215	2,980,601
Werner Enterprises, Inc.	31,575	1,271,210
XPO, Inc. (A)	61,864	2,059,453
		19,489,576
Trading companies and distributors – 1.0%
GATX Corp.	18,909	2,010,783
MSC Industrial Direct Company, Inc., Class A	25,366	2,072,402
Univar Solutions, Inc. (A)	87,651	2,787,302
Watsco, Inc.	17,868	4,456,279
		11,326,766
		217,958,604
Information technology – 11.8%
Communications equipment – 0.8%
Calix, Inc. (A)	30,584	2,092,863
Ciena Corp. (A)	79,580	4,056,988
Lumentum Holdings, Inc. (A)	36,636	1,911,300
Viasat, Inc. (A)	40,604	1,285,117
		9,346,268
Electronic equipment, instruments and components – 3.0%
Arrow Electronics, Inc. (A)	33,041	3,455,097

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Avnet, Inc.	49,162	$2,044,156
Belden, Inc.	22,995	1,653,341
Cognex Corp.	92,896	4,376,331
Coherent Corp. (A)	74,503	2,615,055
IPG Photonics Corp. (A)	17,271	1,635,046
Jabil, Inc.	72,326	4,932,633
Littelfuse, Inc.	13,299	2,928,440
National Instruments Corp.	70,140	2,588,166
Novanta, Inc. (A)	19,172	2,604,900
TD SYNNEX Corp.	22,584	2,138,931
Vishay Intertechnology, Inc.	69,603	1,501,337
Vontier Corp.	84,872	1,640,576
		34,114,009
IT services – 2.0%
Concentrix Corp.	22,760	3,030,722
Euronet Worldwide, Inc. (A)	25,309	2,388,663
ExlService Holdings, Inc. (A)	17,762	3,009,416
Genpact, Ltd.	90,568	4,195,110
Kyndryl Holdings, Inc. (A)	109,646	1,219,264
Maximus, Inc.	32,527	2,385,205
The Western Union Company	207,446	2,856,531
WEX, Inc. (A)	23,418	3,832,356
		22,917,267
Semiconductors and semiconductor equipment – 2.5%
Allegro MicroSystems, Inc. (A)	34,941	1,048,929
Amkor Technology, Inc.	53,955	1,293,841
Cirrus Logic, Inc. (A)	29,578	2,202,969
Lattice Semiconductor Corp. (A)	73,626	4,776,855
MACOM Technology Solutions Holdings, Inc. (A)	27,449	1,728,738
MKS Instruments, Inc.	30,725	2,603,329
Power Integrations, Inc.	30,726	2,203,669
Silicon Laboratories, Inc. (A)	17,879	2,425,644
SiTime Corp. (A)	8,638	877,794
Synaptics, Inc. (A)	21,418	2,038,137
Universal Display Corp.	23,345	2,522,194
Wolfspeed, Inc. (A)	66,726	4,606,763
		28,328,862
Software – 3.2%
ACI Worldwide, Inc. (A)	60,366	1,388,418
Aspen Technology, Inc. (A)	15,602	3,204,651
Blackbaud, Inc. (A)	23,959	1,410,227
CommVault Systems, Inc. (A)	23,922	1,503,258
Dynatrace, Inc. (A)	108,242	4,145,669
Envestnet, Inc. (A)	29,721	1,833,786
Fair Isaac Corp. (A)	13,417	8,031,136
Manhattan Associates, Inc. (A)	33,519	4,069,207
NCR Corp. (A)	73,810	1,727,892
Paylocity Holding Corp. (A)	22,131	4,299,168
Qualys, Inc. (A)	18,570	2,084,111
Teradata Corp. (A)	54,686	1,840,731
		35,538,254
Technology hardware, storage and peripherals – 0.3%
Super Micro Computer, Inc. (A)	25,281	2,075,570
Xerox Holdings Corp.	60,183	878,672
		2,954,242
		133,198,902
Materials – 6.4%
Chemicals – 2.6%
Ashland, Inc.	26,756	2,877,073
Avient Corp.	45,923	1,550,360
Cabot Corp.	30,216	2,019,637
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Ingevity Corp. (A)	18,871	$1,329,273
NewMarket Corp.	3,659	1,138,351
Olin Corp.	68,424	3,622,367
RPM International, Inc.	69,350	6,758,158
Sensient Technologies Corp.	22,582	1,646,679
The Chemours Company	81,071	2,482,394
The Scotts Miracle-Gro Company	21,727	1,055,715
Valvoline, Inc.	95,093	3,104,786
Westlake Corp.	18,498	1,896,785
		29,481,578
Construction materials – 0.3%
Eagle Materials, Inc.	19,793	2,629,500
Containers and packaging – 0.9%
AptarGroup, Inc.	35,070	3,856,999
Greif, Inc., Class A	13,755	922,410
Silgan Holdings, Inc.	44,941	2,329,741
Sonoco Products Company	52,382	3,180,111
		10,289,261
Metals and mining – 2.4%
Alcoa Corp.	95,048	4,321,833
Cleveland-Cliffs, Inc. (A)	276,814	4,459,474
Commercial Metals Company	63,035	3,044,591
MP Materials Corp. (A)	49,594	1,204,142
Reliance Steel & Aluminum Company	31,528	6,382,528
Royal Gold, Inc.	35,263	3,974,845
U.S. Steel Corp.	125,847	3,152,467
Worthington Industries, Inc.	16,289	809,726
		27,349,606
Paper and forest products – 0.2%
Louisiana-Pacific Corp.	38,514	2,280,029
		72,029,974
Real estate – 7.9%
Equity real estate investment trusts – 7.5%
Apartment Income REIT Corp.	80,539	2,763,293
Brixmor Property Group, Inc.	161,109	3,652,341
Corporate Office Properties Trust	60,392	1,566,568
Cousins Properties, Inc.	81,349	2,057,316
CubeSmart	120,639	4,855,720
Douglas Emmett, Inc.	94,431	1,480,678
EastGroup Properties, Inc.	23,407	3,465,640
EPR Properties	40,300	1,520,116
First Industrial Realty Trust, Inc.	70,981	3,425,543
Healthcare Realty Trust, Inc.	204,439	3,939,540
Highwoods Properties, Inc.	56,511	1,581,178
Independence Realty Trust, Inc.	120,245	2,027,331
JBG SMITH Properties	53,180	1,009,356
Kilroy Realty Corp.	56,506	2,185,087
Kite Realty Group Trust	117,697	2,477,522
Lamar Advertising Company, Class A	46,876	4,425,094
Life Storage, Inc.	45,660	4,497,510
Medical Properties Trust, Inc.	321,238	3,578,591
National Retail Properties, Inc.	96,013	4,393,555
National Storage Affiliates Trust	45,395	1,639,667
Omega Healthcare Investors, Inc.	125,800	3,516,110
Park Hotels & Resorts, Inc.	120,784	1,424,043
Pebblebrook Hotel Trust	70,626	945,682
Physicians Realty Trust	122,619	1,774,297
PotlatchDeltic Corp.	43,392	1,908,814
Rayonier, Inc.	78,657	2,592,535
Rexford Industrial Realty, Inc.	98,570	5,385,865
Sabra Health Care REIT, Inc.	124,077	1,542,277
SL Green Realty Corp.	34,550	1,165,026
Spirit Realty Capital, Inc.	75,023	2,995,668

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
STORE Capital Corp.	142,744	$4,576,373
The Macerich Company	115,380	1,299,179
		85,667,515
Real estate management and development – 0.4%
Jones Lang LaSalle, Inc. (A)	25,497	4,063,457
		89,730,972
Utilities – 4.0%
Electric utilities – 1.4%
ALLETE, Inc.	30,707	1,980,909
Hawaiian Electric Industries, Inc.	58,806	2,461,031
IDACORP, Inc.	27,161	2,929,314
OGE Energy Corp.	107,547	4,253,484
PNM Resources, Inc.	46,110	2,249,707
Portland General Electric Company	47,957	2,349,893
		16,224,338
Gas utilities – 1.4%
National Fuel Gas Company	49,141	3,110,625
New Jersey Resources Corp.	51,693	2,565,007
ONE Gas, Inc.	29,084	2,202,240
Southwest Gas Holdings, Inc.	33,146	2,051,074
Spire, Inc.	28,199	1,941,783
UGI Corp.	112,477	4,169,522
		16,040,251
Independent power and renewable electricity producers – 0.2%
Ormat Technologies, Inc.	26,194	2,265,257
Multi-utilities – 0.4%
Black Hills Corp.	34,959	2,459,016
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multi-utilities (continued)
NorthWestern Corp.	31,038	$1,841,795
		4,300,811
Water utilities – 0.6%
Essential Utilities, Inc.	128,219	6,119,893
		44,950,550
TOTAL COMMON STOCKS (Cost $965,851,484)		$1,102,296,630
SHORT-TERM INVESTMENTS – 3.3%
Short-term funds – 3.3%
John Hancock Collateral Trust, 4.2988% (C)(D)	3,792,295	37,907,021
TOTAL SHORT-TERM INVESTMENTS (Cost $37,901,333)		$37,907,021
Total Investments (Mid Cap Index Trust) (Cost $1,003,752,817) – 100.5%		$1,140,203,651
Other assets and liabilities, net – (0.5%)		(5,939,320)
TOTAL NET ASSETS – 100.0%		$1,134,264,331
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $4,111,681.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P Mid 400 E-Mini Index Futures	135	Long	Mar 2023	$33,411,797	$32,975,100	$(436,697)
						$(436,697)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Mid Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 95.5%
Communication services – 5.0%
Entertainment – 0.9%
Madison Square Garden Entertainment Corp. (A)	54,263	$2,440,207
Madison Square Garden Sports Corp.	13,536	2,481,555
		4,921,762
Media – 4.1%
DISH Network Corp., Class A (A)	131,793	1,850,374
News Corp., Class A	722,258	13,145,096
Paramount Global, Class B (B)	235,034	3,967,374
Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Scholastic Corp.	110,177	$4,347,584
		23,310,428
		28,232,190
Consumer discretionary – 8.8%
Automobiles – 1.0%
General Motors Company	162,733	5,474,338
Diversified consumer services – 1.5%
Bright Horizons Family Solutions, Inc. (A)	68,387	4,315,220

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
Strategic Education, Inc.	54,346	$4,256,379
		8,571,599
Hotels, restaurants and leisure – 0.9%
Compass Group PLC	218,009	5,034,268
Household durables – 0.8%
Mohawk Industries, Inc. (A)	45,019	4,601,842
Specialty retail – 2.6%
Bath & Body Works, Inc.	89,960	3,790,914
Best Buy Company, Inc.	58,891	4,723,647
Burlington Stores, Inc. (A)	29,780	6,038,193
		14,552,754
Textiles, apparel and luxury goods – 2.0%
adidas AG	16,490	2,234,829
Ralph Lauren Corp.	88,289	9,329,499
		11,564,328
		49,799,129
Consumer staples – 7.9%
Beverages – 2.6%
Carlsberg A/S, Class B	41,540	5,510,154
Constellation Brands, Inc., Class A	20,427	4,733,957
Monster Beverage Corp. (A)	44,012	4,468,538
		14,712,649
Food and staples retailing – 1.5%
Sysco Corp.	113,276	8,659,950
Food products – 3.2%
Bunge, Ltd.	51,494	5,137,556
Campbell Soup Company	28,927	1,641,607
Flowers Foods, Inc.	401,560	11,540,834
		18,319,997
Household products – 0.6%
Kimberly-Clark Corp.	23,549	3,196,777
		44,889,373
Energy – 8.8%
Energy equipment and services – 5.8%
Expro Group Holdings NV (A)	301,199	5,460,738
NOV, Inc.	204,274	4,267,284
SEACOR Marine Holdings, Inc. (A)(B)	129,032	1,181,933
TechnipFMC PLC (A)	1,135,607	13,843,049
Tidewater, Inc. (A)	219,099	8,073,798
		32,826,802
Oil, gas and consumable fuels – 3.0%
Cameco Corp.	258,538	5,861,056
Canadian Natural Resources, Ltd.	49,626	2,755,732
Equitrans Midstream Corp.	842,535	5,644,985
Imperial Oil, Ltd. (B)	64,389	3,138,320
		17,400,093
		50,226,895
Financials – 15.6%
Banks – 5.3%
Fifth Third Bancorp	336,942	11,055,067
Popular, Inc.	88,960	5,899,827
Signature Bank	44,957	5,179,946
Webster Financial Corp.	148,499	7,029,943
Westamerica BanCorp	19,524	1,152,111
		30,316,894
Capital markets – 2.5%
Main Street Capital Corp. (B)	89,957	3,323,911
Open Lending Corp., Class A (A)	298,813	2,016,988
Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
State Street Corp.	113,975	$8,841,041
		14,181,940
Consumer finance – 0.6%
OneMain Holdings, Inc.	104,705	3,487,724
Diversified financial services – 1.5%
Apollo Global Management, Inc.	72,056	4,596,452
Jackson Financial, Inc., Class A	109,062	3,794,267
		8,390,719
Insurance – 5.7%
Brown & Brown, Inc.	92,643	5,277,872
CNA Financial Corp.	128,722	5,442,366
Kemper Corp.	120,362	5,921,810
Loews Corp.	97,240	5,672,009
RenaissanceRe Holdings, Ltd.	53,200	9,801,036
		32,115,093
		88,492,370
Health care – 10.8%
Health care equipment and supplies – 3.5%
Dentsply Sirona, Inc.	174,201	5,546,560
Koninklijke Philips NV, NYRS	330,617	4,955,949
Zimmer Biomet Holdings, Inc.	74,793	9,536,108
		20,038,617
Health care providers and services – 5.4%
Cardinal Health, Inc.	62,499	4,804,298
Centene Corp. (A)	66,904	5,486,797
Fresenius SE & Company KGaA	73,574	2,055,060
Fresenius SE & Company KGaA, ADR (B)	135,772	949,046
Patterson Companies, Inc.	116,776	3,273,231
Select Medical Holdings Corp.	554,205	13,760,910
		30,329,342
Life sciences tools and services – 1.0%
Charles River Laboratories International, Inc. (A)	26,618	5,800,062
Pharmaceuticals – 0.9%
Elanco Animal Health, Inc. (A)	189,240	2,312,513
Viatris, Inc.	258,051	2,872,108
		5,184,621
		61,352,642
Industrials – 13.7%
Aerospace and defense – 3.9%
Rolls-Royce Holdings PLC (A)	4,963,980	5,544,639
Spirit AeroSystems Holdings, Inc., Class A	178,057	5,270,487
Textron, Inc.	156,926	11,110,361
		21,925,487
Air freight and logistics – 0.7%
CH Robinson Worldwide, Inc.	43,190	3,954,476
Airlines – 0.7%
Southwest Airlines Company (A)	122,649	4,129,592
Building products – 1.2%
Fortune Brands Innovations, Inc.	15,900	908,049
Masterbrand, Inc. (A)	1,900	14,345
Trane Technologies PLC	34,582	5,812,888
		6,735,282
Electrical equipment – 0.8%
Rockwell Automation, Inc.	16,801	4,327,434
Machinery – 4.2%
Alstom SA (B)	24,180	591,602
Alstom SA, ADR	1,240,785	2,953,068
PACCAR, Inc.	66,591	6,590,511
Stanley Black & Decker, Inc.	116,604	8,759,292

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
The Middleby Corp. (A)	38,656	$5,176,038
		24,070,511
Professional services – 0.4%
Equifax, Inc.	12,726	2,473,425
Road and rail – 1.2%
JB Hunt Transport Services, Inc.	39,363	6,863,333
Trading companies and distributors – 0.6%
Ashtead Group PLC	63,402	3,601,535
		78,081,075
Information technology – 6.2%
Communications equipment – 1.3%
Arista Networks, Inc. (A)	24,500	2,973,075
Motorola Solutions, Inc.	16,309	4,202,992
		7,176,067
Electronic equipment, instruments and components – 0.9%
Corning, Inc.	107,670	3,438,980
National Instruments Corp.	50,353	1,858,026
		5,297,006
IT services – 0.8%
Global Payments, Inc.	46,666	4,634,867
Semiconductors and semiconductor equipment – 1.4%
Marvell Technology, Inc.	143,939	5,331,501
MKS Instruments, Inc.	33,700	2,855,401
		8,186,902
Technology hardware, storage and peripherals – 1.8%
Western Digital Corp. (A)	322,786	10,183,899
		35,478,741
Materials – 7.6%
Chemicals – 1.7%
Corteva, Inc.	57,030	3,352,223
PPG Industries, Inc.	15,761	1,981,788
The Scotts Miracle-Gro Company (B)	84,347	4,098,421
		9,432,432
Construction materials – 1.9%
Summit Materials, Inc., Class A (A)	241,103	6,844,927
Vulcan Materials Company	22,158	3,880,087
		10,725,014
Containers and packaging – 1.3%
Ball Corp.	70,437	3,602,148
Westrock Company	105,089	3,694,929
		7,297,077
Metals and mining – 2.7%
AngloGold Ashanti, Ltd., ADR	137,681	2,673,765
Franco-Nevada Corp.	38,238	5,212,399
Freeport-McMoRan, Inc.	64,300	2,443,400
Fresnillo PLC	485,115	5,300,457
		15,630,021
		43,084,544
Real estate – 6.2%
Equity real estate investment trusts – 6.2%
Apartment Investment and Management Company, Class A	427,276	3,042,205
Digital Realty Trust, Inc.	18,500	1,854,995
Equity Commonwealth	56,926	1,421,442
Equity Residential	50,066	2,953,894
Omega Healthcare Investors, Inc.	30,067	840,373
Rayonier, Inc.	159,827	5,267,898
Regency Centers Corp.	81,171	5,073,188
Rexford Industrial Realty, Inc.	81,280	4,441,139
Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
SBA Communications Corp.	6,100	$1,709,891
Simon Property Group, Inc.	12,668	1,488,237
Vornado Realty Trust	97,300	2,024,813
Weyerhaeuser Company	170,984	5,300,504
		35,418,579
Utilities – 4.9%
Electric utilities – 4.4%
FirstEnergy Corp.	290,461	12,181,934
PG&E Corp. (A)	779,952	12,682,020
		24,863,954
Multi-utilities – 0.5%
CenterPoint Energy, Inc.	102,950	3,087,471
		27,951,425
TOTAL COMMON STOCKS (Cost $504,227,997)		$543,006,963
SHORT-TERM INVESTMENTS – 6.4%
Short-term funds – 6.4%
John Hancock Collateral Trust, 4.2988% (C)(D)	1,304,933	13,043,847
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (C)	9,739,850	9,739,850
T. Rowe Price Government Reserve Fund, 4.2602% (C)	13,825,689	13,825,689
TOTAL SHORT-TERM INVESTMENTS (Cost $36,608,582)		$36,609,386
Total Investments (Mid Value Trust) (Cost $540,836,579) – 101.9%		$579,616,349
Other assets and liabilities, net – (1.9%)		(10,646,325)
TOTAL NET ASSETS – 100.0%		$568,970,024
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Real Estate Securities Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.4%
Consumer discretionary – 1.1%
Hotels, restaurants and leisure – 1.1%
Hotels, resorts and cruise lines – 1.1%
Hyatt Hotels Corp., Class A (A)	33,801	$3,057,300
		3,057,300
Industrials – 1.2%
Construction and engineering – 1.2%
Construction and engineering – 1.2%
WillScot Mobile Mini Holdings Corp. (A)	78,630	3,551,717
		3,551,717
Real estate – 95.1%

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts – 94.8%
Diversified REITs – 5.0%
Empire State Realty Trust, Inc., Class A	732,664	$4,938,155
WP Carey, Inc.	120,187	9,392,614
		14,330,769
Health care REITs – 10.3%
CareTrust REIT, Inc.	244,421	4,541,342
Healthpeak Properties, Inc.	229,834	5,761,938
LTC Properties, Inc.	141,114	5,013,780
Welltower, Inc.	217,900	14,283,345
		29,600,405
Hotel and resort REITs – 3.7%
Host Hotels & Resorts, Inc.	365,328	5,863,514
Ryman Hospitality Properties, Inc.	57,961	4,740,051
		10,603,565
Industrial REITs – 15.1%
First Industrial Realty Trust, Inc.	70,296	3,392,485
Innovative Industrial Properties, Inc.	30,373	3,078,304
Plymouth Industrial REIT, Inc.	249,534	4,786,062
Prologis, Inc.	284,349	32,054,662
		43,311,513
Office REITs – 4.9%
Alexandria Real Estate Equities, Inc.	33,762	4,918,111
Corporate Office Properties Trust	196,515	5,097,599
Veris Residential, Inc. (A)	254,131	4,048,307
		14,064,017
Residential REITs – 15.7%
American Homes 4 Rent, Class A	211,408	6,371,837
AvalonBay Communities, Inc.	75,091	12,128,698
Equity Residential	176,397	10,407,423
Independence Realty Trust, Inc.	164,911	2,780,399
Sun Communities, Inc.	93,136	13,318,448
		45,006,805
Retail REITs – 17.3%
Agree Realty Corp.	125,630	8,910,936
Brixmor Property Group, Inc.	359,580	8,151,679
Getty Realty Corp.	111,787	3,783,990
Kimco Realty Corp.	426,249	9,027,954
Phillips Edison & Company, Inc.	201,698	6,422,064
Simon Property Group, Inc.	50,380	5,918,642
Spirit Realty Capital, Inc.	63,305	2,527,769
Tanger Factory Outlet Centers, Inc.	258,120	4,630,673
		49,373,707
Specialized REITs – 22.8%
American Tower Corp.	41,225	8,733,929
CubeSmart	140,611	5,659,593
Equinix, Inc.	24,484	16,037,755
Iron Mountain, Inc.	100,755	5,022,637
Life Storage, Inc.	55,680	5,484,480
Public Storage	46,210	12,947,580
VICI Properties, Inc.	352,378	11,417,047
		65,303,021
		271,593,802
Real estate management and development – 0.3%
Real estate services – 0.3%
CBRE Group, Inc., Class A (A)	13,162	1,012,948
		272,606,750
TOTAL COMMON STOCKS (Cost $293,402,315)		$279,215,767
Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 2.1%
Short-term funds – 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (B)	5,967,655	$5,967,655
TOTAL SHORT-TERM INVESTMENTS (Cost $5,967,655)		$5,967,655
Total Investments (Real Estate Securities Trust) (Cost $299,369,970) – 99.5%		$285,183,422
Other assets and liabilities, net – 0.5%		1,344,977
TOTAL NET ASSETS – 100.0%		$286,528,399
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
Science & Technology Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 95.4%
Communication services – 13.2%
Entertainment – 0.2%
CTS Eventim AG & Company KGaA (A)	23,200	$1,472,711
Interactive media and services – 13.0%
Alphabet, Inc., Class A (A)	350,900	30,959,907
Baidu, Inc., ADR (A)	100,231	11,464,422
Kanzhun, Ltd., ADR (A)	16,111	328,181
Meta Platforms, Inc., Class A (A)	281,205	33,840,210
Pinterest, Inc., Class A (A)	158,916	3,858,480
VK Company, Ltd., GDR (A)(B)	791,720	145,676
		80,596,876
		82,069,587
Consumer discretionary – 27.9%
Automobiles – 0.2%
Rivian Automotive, Inc., Class A (A)	56,118	1,034,255
Hotels, restaurants and leisure – 3.2%
Booking Holdings, Inc. (A)	6,877	13,859,081
Tongcheng Travel Holdings, Ltd. (A)	1,207,200	2,883,464
Trip.com Group, Ltd., ADR (A)	102,362	3,521,253
		20,263,798
Internet and direct marketing retail – 23.4%
Alibaba Group Holding, Ltd., ADR (A)	231,547	20,396,975
Amazon.com, Inc. (A)	417,498	35,069,829
Boohoo Group PLC (A)	812,971	346,556
Coupang, Inc. (A)	508,496	7,479,976
Deliveroo PLC (A)(C)	3,320,322	3,435,840
Delivery Hero SE (A)(C)	449,837	21,587,547
D-Market Elektronik Hizmetler ve Ticaret AS, ADR (A)(D)	174,593	115,231
DoorDash, Inc., Class A (A)	67,998	3,319,662
Etsy, Inc. (A)	71,815	8,602,001
MercadoLibre, Inc. (A)	2,701	2,285,694
Naspers, Ltd., N Shares	34,859	5,825,137
Wayfair, Inc., Class A (A)	38,590	1,269,225
Zalando SE (A)(C)	1,006,149	35,421,273
		145,154,946
Specialty retail – 1.1%
Auto1 Group SE (A)(C)	514,540	4,274,807

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Warby Parker, Inc., Class A (A)(D)	196,663	$2,652,984
		6,927,791
		173,380,790
Health care – 0.4%
Health care technology – 0.4%
Veeva Systems, Inc., Class A (A)	13,095	2,113,271
Information technology – 53.6%
Communications equipment – 1.4%
Arista Networks, Inc. (A)	70,579	8,564,762
IT services – 5.2%
Accenture PLC, Class A	97,759	26,086,012
Adyen NV (A)(C)	1,229	1,706,158
MongoDB, Inc. (A)	23,732	4,671,407
		32,463,577
Semiconductors and semiconductor equipment – 15.7%
Advanced Micro Devices, Inc. (A)	374,935	24,284,540
ASML Holding NV, NYRS	9,325	5,095,180
Lam Research Corp.	16,767	7,047,170
Marvell Technology, Inc.	149,015	5,519,516
Micron Technology, Inc.	132,678	6,631,246
NVIDIA Corp.	201,014	29,376,186
Qualcomm, Inc.	169,390	18,622,737
Taiwan Semiconductor Manufacturing Company, Ltd.	72,000	1,045,689
		97,622,264
Software – 27.2%
Fortinet, Inc. (A)	268,724	13,137,916
Gen Digital, Inc.	125,018	2,679,136
HubSpot, Inc. (A)	11,346	3,280,469
Intuit, Inc.	24,466	9,522,657
Microsoft Corp.	229,872	55,127,903
Qualtrics International, Inc., Class A (A)	815,325	8,463,074
salesforce.com, Inc. (A)	341,302	45,253,232
ServiceNow, Inc. (A)	15,721	6,103,993
TeamViewer AG (A)(C)	341,979	4,386,739
Workday, Inc., Class A (A)	68,113	11,397,348
Zoom Video Communications, Inc., Class A (A)	142,614	9,660,672
		169,013,139
Technology hardware, storage and peripherals – 4.1%
Pure Storage, Inc., Class A (A)	684,125	18,307,185
Samsung Electronics Company, Ltd.	120,875	5,305,596
Western Digital Corp. (A)	62,381	1,968,121
		25,580,902
		333,244,644
Real estate – 0.3%
Real estate management and development – 0.3%
KE Holdings, Inc., ADR (A)	127,121	1,774,609
Opendoor Technologies, Inc. (A)	209,793	243,360
		2,017,969
TOTAL COMMON STOCKS (Cost $679,783,270)		$592,826,261
SHORT-TERM INVESTMENTS – 5.1%
Short-term funds – 5.1%
John Hancock Collateral Trust, 4.2988% (E)(F)	294,735	2,946,108
Science & Technology Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Short-term funds (continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (E)	12,351	$12,351
T. Rowe Price Government Reserve Fund, 4.2602% (E)	28,393,649	28,393,649
TOTAL SHORT-TERM INVESTMENTS (Cost $31,351,916)		$31,352,108
Total Investments (Science & Technology Trust) (Cost $711,135,186) – 100.5%		$624,178,369
Other assets and liabilities, net – (0.5%)		(2,874,857)
TOTAL NET ASSETS – 100.0%		$621,303,512
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $70,812,364 or 11.4% of the fund's net assets as of 12-31-22.
(D)	All or a portion of this security is on loan as of 12-31-22.
(E)	The rate shown is the annualized seven-day yield as of 12-31-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.0%
Communication services – 2.5%
Diversified telecommunication services – 0.7%
Anterix, Inc. (A)	3,795	$122,085
ATN International, Inc.	2,282	103,397
Bandwidth, Inc., Class A (A)	4,967	113,993
Charge Enterprises, Inc. (A)	26,959	33,429
Cogent Communications Holdings, Inc.	8,826	503,788
Consolidated Communications Holdings, Inc. (A)	15,848	56,736
EchoStar Corp., Class A (A)	7,334	122,331
Globalstar, Inc. (A)	143,464	190,807
IDT Corp., Class B (A)	3,154	88,848
Iridium Communications, Inc. (A)	25,978	1,335,269
Liberty Latin America, Ltd., Class A (A)	13,203	99,419
Liberty Latin America, Ltd., Class C (A)	26,325	200,070
Ooma, Inc. (A)	5,047	68,740
Radius Global Infrastructure, Inc., Class A (A)	15,927	188,257
		3,227,169
Entertainment – 0.3%
Cinemark Holdings, Inc. (A)	22,667	196,296
IMAX Corp. (A)	9,911	145,295
Liberty Media Corp.-Liberty Braves, Class A (A)	3,260	106,504
Liberty Media Corp.-Liberty Braves, Class C (A)	6,622	213,427

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Entertainment (continued)
Lions Gate Entertainment Corp., Class A (A)	12,528	$71,535
Lions Gate Entertainment Corp., Class B (A)	24,200	131,406
Madison Square Garden Entertainment Corp. (A)	5,366	241,309
Playstudios, Inc. (A)	17,049	66,150
Reservoir Media, Inc. (A)	4,009	23,934
Skillz, Inc. (A)	65,294	33,071
The Marcus Corp.	5,056	72,756
		1,301,683
Interactive media and services – 0.6%
Bumble, Inc., Class A (A)	17,865	376,058
CarGurus, Inc. (A)	21,126	295,975
Cars.com, Inc. (A)	13,945	192,023
DHI Group, Inc. (A)	8,822	46,668
Eventbrite, Inc., Class A (A)	16,115	94,434
EverQuote, Inc., Class A (A)	4,246	62,586
FuboTV, Inc. (A)(B)	40,211	69,967
MediaAlpha, Inc., Class A (A)	5,247	52,208
Outbrain, Inc. (A)	9,300	33,666
QuinStreet, Inc. (A)	10,529	151,091
Shutterstock, Inc.	5,027	265,023
TrueCar, Inc. (A)	19,316	48,483
Vimeo, Inc. (A)	30,430	104,375
Vinco Ventures, Inc. (A)(B)	38,997	18,095
Yelp, Inc. (A)	14,110	385,767
Ziff Davis, Inc. (A)	9,403	743,777
ZipRecruiter, Inc., Class A (A)	15,386	252,638
		3,192,834
Media – 0.8%
Advantage Solutions, Inc. (A)	18,231	37,920
AMC Networks, Inc., Class A (A)	6,381	99,990
Boston Omaha Corp., Class A (A)	4,433	117,475
Cardlytics, Inc. (A)	7,115	41,125
Clear Channel Outdoor Holdings, Inc. (A)	79,505	83,480
Daily Journal Corp. (A)	274	68,640
Entravision Communications Corp., Class A	12,960	62,208
Gannett Company, Inc. (A)	31,601	64,150
Gray Television, Inc.	17,326	193,878
iHeartMedia, Inc., Class A (A)	25,585	156,836
Innovid Corp. (A)	15,846	27,097
Integral Ad Science Holding Corp. (A)	8,302	72,975
John Wiley & Sons, Inc., Class A	8,851	354,571
Magnite, Inc. (A)	27,566	291,924
PubMatic, Inc., Class A (A)	9,015	115,482
Scholastic Corp.	6,141	242,324
Sinclair Broadcast Group, Inc., Class A	8,559	132,750
Stagwell, Inc. (A)	16,405	101,875
TechTarget, Inc. (A)	5,633	248,190
TEGNA, Inc.	45,713	968,658
The EW Scripps Company (A)	12,631	166,603
Thryv Holdings, Inc. (A)	5,315	100,985
WideOpenWest, Inc. (A)	11,136	101,449
		3,850,585
Wireless telecommunication services – 0.1%
Gogo, Inc. (A)	10,402	153,534
Shenandoah Telecommunications Company	10,037	159,388
Telephone & Data Systems, Inc.	21,050	220,815
United States Cellular Corp. (A)	3,041	63,405
		597,142
		12,169,413
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer discretionary – 10.0%
Auto components – 1.3%
Adient PLC (A)	19,696	$683,254
American Axle & Manufacturing Holdings, Inc. (A)	23,593	184,497
Dana, Inc.	26,748	404,697
Dorman Products, Inc. (A)	5,440	439,933
Fox Factory Holding Corp. (A)	8,795	802,368
Gentherm, Inc. (A)	6,842	446,714
Holley, Inc. (A)(B)	11,568	24,524
LCI Industries	5,132	474,453
Luminar Technologies, Inc. (A)	52,422	259,489
Modine Manufacturing Company (A)	10,423	207,001
Motorcar Parts of America, Inc. (A)	4,332	51,378
Patrick Industries, Inc.	4,518	273,791
Solid Power, Inc. (A)	27,745	70,472
Standard Motor Products, Inc.	4,057	141,184
Stoneridge, Inc. (A)	5,649	121,792
The Goodyear Tire & Rubber Company (A)	58,163	590,354
Visteon Corp. (A)	5,730	749,656
XPEL, Inc. (A)	4,450	267,267
		6,192,824
Automobiles – 0.2%
Canoo, Inc. (A)(B)	36,865	45,344
Fisker, Inc. (A)(B)	36,907	268,314
Lordstown Motors Corp., Class A (A)(B)	39,686	45,242
Winnebago Industries, Inc.	6,250	329,375
Workhorse Group, Inc. (A)(B)	32,125	48,830
		737,105
Distributors – 0.0%
Funko, Inc., Class A (A)	6,683	72,912
Weyco Group, Inc.	1,445	30,576
		103,488
Diversified consumer services – 0.9%
2U, Inc. (A)	15,942	99,956
Adtalem Global Education, Inc. (A)	9,203	326,707
American Public Education, Inc. (A)	4,191	51,507
Carriage Services, Inc.	2,830	77,938
Chegg, Inc. (A)	25,643	647,999
Coursera, Inc. (A)	23,817	281,755
Duolingo, Inc. (A)	4,869	346,332
European Wax Center, Inc., Class A	4,969	61,864
frontdoor, Inc. (A)	17,135	356,408
Graham Holdings Company, Class B	746	450,741
Laureate Education, Inc.	27,371	263,309
Nerdy, Inc. (A)(B)	12,156	27,351
OneSpaWorld Holdings, Ltd. (A)	14,077	131,338
Perdoceo Education Corp. (A)	13,740	190,986
Rover Group, Inc. (A)	19,831	72,780
Strategic Education, Inc.	4,686	367,008
Stride, Inc. (A)	8,255	258,216
Udemy, Inc. (A)	15,222	160,592
Universal Technical Institute, Inc. (A)	6,637	44,601
Vivint Smart Home, Inc. (A)	19,854	236,263
WW International, Inc. (A)	11,629	44,888
		4,498,539
Hotels, restaurants and leisure – 2.3%
Accel Entertainment, Inc. (A)	12,256	94,371
Bally's Corp. (A)	7,799	151,145
BJ's Restaurants, Inc. (A)	4,816	127,046
Bloomin' Brands, Inc.	18,281	367,814
Bluegreen Vacations Holding Corp.	2,589	64,621
Bowlero Corp. (A)	6,415	86,474

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Brinker International, Inc. (A)	9,065	$289,264
Century Casinos, Inc. (A)	5,989	42,103
Chuy's Holdings, Inc. (A)	3,846	108,842
Cracker Barrel Old Country Store, Inc.	4,639	439,499
Dave & Buster's Entertainment, Inc. (A)	8,904	315,558
Denny's Corp. (A)	12,063	111,100
Dine Brands Global, Inc.	3,043	196,578
El Pollo Loco Holdings, Inc.	4,372	43,545
Everi Holdings, Inc. (A)	18,257	261,988
F45 Training Holdings, Inc. (A)	8,013	22,837
First Watch Restaurant Group, Inc. (A)	2,730	36,937
Full House Resorts, Inc. (A)	7,201	54,152
Golden Entertainment, Inc. (A)	4,234	158,352
Hilton Grand Vacations, Inc. (A)	17,996	693,566
Inspired Entertainment, Inc. (A)	4,610	58,409
International Game Technology PLC	20,540	465,847
Jack in the Box, Inc.	4,373	298,370
Krispy Kreme, Inc. (B)	14,983	154,625
Kura Sushi USA, Inc., Class A (A)	981	46,774
Life Time Group Holdings, Inc. (A)	9,002	107,664
Light & Wonder, Inc. (A)	19,527	1,144,282
Lindblad Expeditions Holdings, Inc. (A)	7,370	56,749
Monarch Casino & Resort, Inc. (A)	2,724	209,448
NeoGames SA (A)	2,999	36,558
Noodles & Company (A)	9,190	50,453
ONE Group Hospitality, Inc. (A)	4,341	27,348
Papa John's International, Inc.	6,785	558,473
Portillo's, Inc., Class A (A)	5,785	94,411
RCI Hospitality Holdings, Inc.	1,778	165,692
Red Rock Resorts, Inc., Class A	10,490	419,705
Rush Street Interactive, Inc. (A)	13,492	48,436
Ruth's Hospitality Group, Inc.	6,685	103,484
SeaWorld Entertainment, Inc. (A)	8,260	441,993
Shake Shack, Inc., Class A (A)	7,779	323,062
Sonder Holdings, Inc. (A)	40,283	49,951
Sweetgreen, Inc., Class A (A)	18,494	158,494
Target Hospitality Corp. (A)	6,125	92,733
Texas Roadhouse, Inc.	13,753	1,250,835
The Cheesecake Factory, Inc.	10,198	323,379
Vacasa, Inc., Class A (A)	24,451	30,808
Wingstop, Inc.	6,192	852,143
Xponential Fitness, Inc., Class A (A)	3,700	84,841
		11,320,759
Household durables – 1.5%
Beazer Homes USA, Inc. (A)	6,353	81,064
Cavco Industries, Inc. (A)	1,844	417,205
Century Communities, Inc.	5,765	288,308
Dream Finders Homes, Inc., Class A (A)	4,607	39,897
Ethan Allen Interiors, Inc.	4,747	125,416
GoPro, Inc., Class A (A)	27,208	135,496
Green Brick Partners, Inc. (A)	5,395	130,721
Hamilton Beach Brands Holding Company, Class B	1,197	14,831
Helen of Troy, Ltd. (A)	4,934	547,230
Hovnanian Enterprises, Inc., Class A (A)	1,125	47,340
Installed Building Products, Inc.	4,994	427,486
iRobot Corp. (A)	5,541	266,688
KB Home	15,859	505,109
La-Z-Boy, Inc.	8,885	202,756
Legacy Housing Corp. (A)	1,573	29,824
LGI Homes, Inc. (A)	4,256	394,106
M/I Homes, Inc. (A)	5,318	245,585
MDC Holdings, Inc.	11,659	368,424
Meritage Homes Corp. (A)	7,440	685,968
Purple Innovation, Inc. (A)	11,989	57,427
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Skyline Champion Corp. (A)	11,013	$567,280
Snap One Holdings Corp. (A)(B)	4,331	32,093
Sonos, Inc. (A)	26,437	446,785
Taylor Morrison Home Corp. (A)	21,838	662,783
The Lovesac Company (A)	3,014	66,338
Tri Pointe Homes, Inc. (A)	20,518	381,430
Tupperware Brands Corp. (A)	9,583	39,674
Universal Electronics, Inc. (A)	2,897	60,287
Vizio Holding Corp., Class A (A)	14,428	106,911
Vuzix Corp. (A)(B)	12,567	45,744
Weber, Inc., Class A (B)	6,386	51,407
		7,471,613
Internet and direct marketing retail – 0.3%
1-800-Flowers.com, Inc., Class A (A)	5,909	56,490
1stdibs.com, Inc. (A)	4,988	25,339
BARK, Inc. (A)	26,596	39,628
CarParts.com, Inc. (A)	10,850	67,921
ContextLogic, Inc., Class A (A)	118,196	57,644
Groupon, Inc. (A)(B)	4,614	39,588
Lands' End, Inc. (A)	3,501	26,573
Liquidity Services, Inc. (A)	5,050	71,003
Overstock.com, Inc. (A)	8,827	170,891
PetMed Express, Inc.	4,270	75,579
Porch Group, Inc. (A)	18,814	35,370
Poshmark, Inc., Class A (A)	9,689	173,239
Quotient Technology, Inc. (A)	19,458	66,741
Qurate Retail, Inc., Series A (A)	72,829	118,711
Rent the Runway, Inc., Class A (A)(B)	10,524	32,098
Revolve Group, Inc. (A)(B)	8,476	188,676
Stitch Fix, Inc., Class A (A)	17,708	55,072
The RealReal, Inc. (A)	19,867	24,834
ThredUp, Inc., Class A (A)	14,054	18,411
Vivid Seats, Inc., Class A (A)(B)	5,726	41,800
Xometry, Inc., Class A (A)	7,096	228,704
		1,614,312
Leisure products – 0.4%
Acushnet Holdings Corp.	6,832	290,087
AMMO, Inc. (A)(B)	18,845	32,602
Clarus Corp.	6,189	48,522
Johnson Outdoors, Inc., Class A	1,187	78,484
Latham Group, Inc. (A)	9,584	30,860
Malibu Boats, Inc., Class A (A)	4,214	224,606
MasterCraft Boat Holdings, Inc. (A)	3,799	98,280
Smith & Wesson Brands, Inc.	9,520	82,634
Sturm Ruger & Company, Inc.	3,501	177,221
Topgolf Callaway Brands Corp. (A)	29,060	573,935
Vista Outdoor, Inc. (A)	11,440	278,793
		1,916,024
Multiline retail – 0.1%
Big Lots, Inc.	5,945	87,392
Dillard's, Inc., Class A (B)	827	267,286
Franchise Group, Inc.	5,498	130,962
		485,640
Specialty retail – 2.3%
Abercrombie & Fitch Company, Class A (A)	10,207	233,842
Academy Sports & Outdoors, Inc.	16,071	844,370
American Eagle Outfitters, Inc.	31,889	445,170
America's Car-Mart, Inc. (A)	1,264	91,337
Arko Corp.	17,830	154,408
Asbury Automotive Group, Inc. (A)	4,552	815,946
Bed Bath & Beyond, Inc. (A)(B)	16,730	41,992
Big 5 Sporting Goods Corp. (B)	4,657	41,121
Boot Barn Holdings, Inc. (A)	6,097	381,184

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Build-A-Bear Workshop, Inc. (A)	2,799	$66,728
Caleres, Inc.	7,195	160,305
Camping World Holdings, Inc., Class A	7,986	178,248
Chico's FAS, Inc. (A)	24,954	122,774
Citi Trends, Inc. (A)	1,809	47,902
Designer Brands, Inc., Class A	10,730	104,939
Destination XL Group, Inc. (A)	12,057	81,385
EVgo, Inc. (A)(B)	14,482	64,735
Foot Locker, Inc.	16,777	634,003
Genesco, Inc. (A)	2,659	122,367
Group 1 Automotive, Inc.	2,941	530,468
GrowGeneration Corp. (A)	12,248	48,012
Guess?, Inc.	6,704	138,706
Haverty Furniture Companies, Inc.	3,047	91,105
Hibbett, Inc.	2,619	178,668
LL Flooring Holdings, Inc. (A)	6,433	36,153
MarineMax, Inc. (A)	4,339	135,464
Monro, Inc.	6,630	299,676
Murphy USA, Inc.	4,332	1,210,967
National Vision Holdings, Inc. (A)	16,320	632,563
OneWater Marine, Inc., Class A (A)	2,297	65,694
Rent-A-Center, Inc.	10,506	236,910
Sally Beauty Holdings, Inc. (A)	21,964	274,989
Shoe Carnival, Inc.	3,714	88,802
Signet Jewelers, Ltd.	9,441	641,988
Sleep Number Corp. (A)	4,547	118,131
Sonic Automotive, Inc., Class A	3,747	184,615
Sportsman's Warehouse Holdings, Inc. (A)	8,434	79,364
The Aaron's Company, Inc.	6,388	76,337
The Buckle, Inc.	6,060	274,821
The Cato Corp., Class A	4,320	40,306
The Children's Place, Inc. (A)	2,681	97,642
The Container Store Group, Inc. (A)	7,214	31,092
The ODP Corp. (A)	8,364	380,897
Tile Shop Holdings, Inc. (A)	6,129	26,845
Tilly's, Inc., Class A (A)	5,176	46,843
TravelCenters of America, Inc. (A)	2,620	117,324
Urban Outfitters, Inc. (A)	13,335	318,040
Warby Parker, Inc., Class A (A)	17,611	237,572
Winmark Corp.	586	138,196
Zumiez, Inc. (A)	3,457	75,155
		11,486,101
Textiles, apparel and luxury goods – 0.7%
Allbirds, Inc., Class A (A)	21,431	51,863
Crocs, Inc. (A)	12,542	1,359,929
Ermenegildo Zegna NV	12,244	128,195
Fossil Group, Inc. (A)	10,129	43,656
G-III Apparel Group, Ltd. (A)	9,191	126,009
Kontoor Brands, Inc.	11,400	455,886
Movado Group, Inc.	3,181	102,587
Oxford Industries, Inc.	3,034	282,708
PLBY Group, Inc. (A)(B)	9,391	25,825
Rocky Brands, Inc.	1,622	38,312
Steven Madden, Ltd.	16,159	516,442
Superior Group of Companies, Inc.	3,284	33,037
Wolverine World Wide, Inc.	16,437	179,656
		3,344,105
		49,170,510
Consumer staples – 3.4%
Beverages – 0.6%
Celsius Holdings, Inc. (A)	11,477	1,194,067
Coca-Cola Consolidated, Inc.	965	494,427
MGP Ingredients, Inc.	2,865	304,779
National Beverage Corp. (A)	4,860	226,136
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
Primo Water Corp.	32,520	$505,361
The Duckhorn Portfolio, Inc. (A)	8,556	141,773
Vintage Wine Estates, Inc. (A)	7,190	23,439
Vita Coco Company, Inc. (A)	5,982	82,671
		2,972,653
Food and staples retailing – 0.6%
HF Foods Group, Inc. (A)	8,421	34,189
Ingles Markets, Inc., Class A	2,947	284,268
PriceSmart, Inc.	5,019	305,055
Rite Aid Corp. (A)(B)	11,735	39,195
SpartanNash Company	7,249	219,210
Sprouts Farmers Market, Inc. (A)	22,124	716,154
The Andersons, Inc.	6,656	232,893
The Chefs' Warehouse, Inc. (A)	7,142	237,686
The Fresh Market, Inc. (A)(C)	10,371	0
United Natural Foods, Inc. (A)	12,020	465,294
Village Super Market, Inc., Class A	2,089	48,653
Weis Markets, Inc.	3,399	279,704
		2,862,301
Food products – 1.1%
Alico, Inc.	1,445	34,492
B&G Foods, Inc.	14,523	161,931
Benson Hill, Inc. (A)	36,552	93,208
Beyond Meat, Inc. (A)(B)	13,056	160,719
BRC, Inc., Class A (A)(B)	5,736	35,047
Calavo Growers, Inc.	3,677	108,104
Cal-Maine Foods, Inc.	7,759	422,478
Fresh Del Monte Produce, Inc.	6,181	161,880
Hostess Brands, Inc. (A)	28,103	630,631
J&J Snack Foods Corp.	3,112	465,898
John B Sanfilippo & Son, Inc.	1,790	145,563
Lancaster Colony Corp.	3,995	788,214
Lifecore Biomedical, Inc. (A)	5,984	38,776
Local Bounti Corp. (A)	14,513	20,173
Mission Produce, Inc. (A)	8,358	97,120
Seneca Foods Corp., Class A (A)	1,117	68,081
Sovos Brands, Inc. (A)	7,656	110,017
SunOpta, Inc. (A)	20,625	174,075
The Hain Celestial Group, Inc. (A)	18,642	301,628
The Simply Good Foods Company (A)	18,471	702,452
Tootsie Roll Industries, Inc.	2,955	125,794
TreeHouse Foods, Inc. (A)	10,448	515,922
Utz Brands, Inc.	13,630	216,172
Vital Farms, Inc. (A)	6,409	95,622
Whole Earth Brands, Inc. (A)	9,502	38,673
		5,712,670
Household products – 0.3%
Central Garden & Pet Company (A)	3,275	122,649
Central Garden & Pet Company, Class A (A)	7,104	254,323
Energizer Holdings, Inc.	13,750	461,313
WD-40 Company	2,799	451,227
		1,289,512
Personal products – 0.7%
BellRing Brands, Inc. (A)	27,148	696,075
e.l.f. Beauty, Inc. (A)	10,126	559,968
Edgewell Personal Care Company	10,685	411,800
Herbalife Nutrition, Ltd. (A)	20,355	302,882
Inter Parfums, Inc.	3,697	356,834
Medifast, Inc.	2,292	264,382
Nu Skin Enterprises, Inc., Class A	10,211	430,496
The Beauty Health Company (A)	20,141	183,283
The Honest Company, Inc. (A)	15,150	45,602
USANA Health Sciences, Inc. (A)	2,295	122,094

The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Personal products (continued)
Veru, Inc. (A)	13,454	$71,037
		3,444,453
Tobacco – 0.1%
22nd Century Group, Inc. (A)(B)	35,441	32,623
Turning Point Brands, Inc.	3,052	66,015
Universal Corp.	4,924	260,036
Vector Group, Ltd.	29,453	349,313
		707,987
		16,989,576
Energy – 6.5%
Energy equipment and services – 2.1%
Archrock, Inc.	27,640	248,207
Borr Drilling, Ltd. (New York Stock Exchange) (A)	41,544	206,474
Bristow Group, Inc. (A)	4,864	131,960
Cactus, Inc., Class A	12,121	609,201
ChampionX Corp.	41,683	1,208,390
Diamond Offshore Drilling, Inc. (A)	20,891	217,266
DMC Global, Inc. (A)	4,123	80,151
Dril-Quip, Inc. (A)	7,026	190,896
Expro Group Holdings NV (A)	16,173	293,216
Helix Energy Solutions Group, Inc. (A)	30,157	222,559
Helmerich & Payne, Inc.	21,123	1,047,067
Liberty Energy, Inc.	29,023	464,658
Nabors Industries, Ltd. (A)	1,883	291,620
National Energy Services Reunited Corp. (A)	8,069	55,999
Newpark Resources, Inc. (A)	18,916	78,501
NexTier Oilfield Solutions, Inc. (A)	36,212	334,599
Noble Corp. PLC (A)	17,199	648,574
Oceaneering International, Inc. (A)	20,971	366,783
Oil States International, Inc. (A)	13,500	100,710
Patterson-UTI Energy, Inc.	44,251	745,187
ProFrac Holding Corp., Class A (A)(B)	4,728	119,146
ProPetro Holding Corp. (A)	18,007	186,733
RPC, Inc.	15,736	139,893
Select Energy Services, Inc., Class A	15,451	142,767
Solaris Oilfield Infrastructure, Inc., Class A	6,755	67,077
TETRA Technologies, Inc. (A)	26,743	92,531
Tidewater, Inc. (A)	9,517	350,701
U.S. Silica Holdings, Inc. (A)	15,477	193,463
Valaris, Ltd. (A)	12,451	841,937
Weatherford International PLC (A)	14,654	746,182
		10,422,448
Oil, gas and consumable fuels – 4.4%
Aemetis, Inc. (A)	6,822	27,015
Alto Ingredients, Inc. (A)	15,709	45,242
Amplify Energy Corp. (A)	7,353	64,633
Arch Resources, Inc.	3,073	438,794
Ardmore Shipping Corp. (A)	8,028	115,683
Berry Corp.	16,401	131,208
California Resources Corp.	15,479	673,491
Callon Petroleum Company (A)	10,193	378,058
Centrus Energy Corp., Class A (A)	2,246	72,950
Chord Energy Corp.	8,459	1,157,276
Civitas Resources, Inc.	15,202	880,652
Clean Energy Fuels Corp. (A)	35,516	184,683
CNX Resources Corp. (A)	37,418	630,119
Comstock Resources, Inc.	18,872	258,735
CONSOL Energy, Inc.	7,071	459,615
Crescent Energy Company, Class A (B)	8,018	96,136
CVR Energy, Inc.	6,112	191,550
Delek US Holdings, Inc.	14,460	390,420
Denbury, Inc. (A)	10,372	902,571
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
DHT Holdings, Inc.	27,850	$247,308
Dorian LPG, Ltd.	6,164	116,808
Earthstone Energy, Inc., Class A (A)	8,935	127,145
Empire Petroleum Corp. (A)(B)	1,992	24,502
Energy Fuels, Inc. (A)	32,788	203,613
Equitrans Midstream Corp.	85,264	571,269
Excelerate Energy, Inc., Class A	3,923	98,271
FLEX LNG, Ltd.	5,904	193,002
Frontline, Ltd. (B)	25,266	306,729
Gevo, Inc. (A)(B)	42,088	79,967
Golar LNG, Ltd. (A)	20,892	476,129
Green Plains, Inc. (A)	11,118	339,099
Gulfport Energy Corp. (A)	2,341	172,391
HighPeak Energy, Inc. (B)	1,331	30,440
International Seaways, Inc.	9,942	368,053
Kinetik Holdings, Inc.	3,452	114,192
Kosmos Energy, Ltd. (A)	93,219	592,873
Laredo Petroleum, Inc. (A)	3,446	177,193
Magnolia Oil & Gas Corp., Class A	35,952	843,074
Matador Resources Company	23,255	1,331,116
Murphy Oil Corp.	30,411	1,307,977
NACCO Industries, Inc., Class A	703	26,714
NextDecade Corp. (A)	7,483	36,966
Nordic American Tankers, Ltd.	41,079	125,702
Northern Oil and Gas, Inc.	13,541	417,334
Par Pacific Holdings, Inc. (A)	10,194	237,011
PBF Energy, Inc., Class A	20,179	822,900
Peabody Energy Corp. (A)	24,283	641,557
Permian Resources Corp.	43,013	404,322
Ranger Oil Corp., Class A	4,058	164,065
REX American Resources Corp. (A)	3,399	108,292
Riley Exploration Permian, Inc.	2,214	65,158
Ring Energy, Inc. (A)	19,044	46,848
SandRidge Energy, Inc. (A)	6,759	115,106
Scorpio Tankers, Inc.	9,743	523,881
SFL Corp., Ltd.	23,496	216,633
SilverBow Resources, Inc. (A)	2,456	69,456
Sitio Royalties Corp., Class A (B)	14,598	421,159
SM Energy Company	25,057	872,735
Talos Energy, Inc. (A)	13,644	257,599
Teekay Corp. (A)	15,496	70,352
Teekay Tankers, Ltd., Class A (A)	4,679	144,160
Tellurian, Inc. (A)(B)	105,935	177,971
Uranium Energy Corp. (A)	72,650	281,882
Ur-Energy, Inc. (A)(B)	45,114	51,881
VAALCO Energy, Inc.	20,994	95,733
Vertex Energy, Inc. (A)(B)	11,304	70,085
W&T Offshore, Inc. (A)	19,739	110,144
World Fuel Services Corp.	12,534	342,554
		21,738,182
		32,160,630
Financials – 16.5%
Banks – 9.5%
1st Source Corp.	3,101	164,632
ACNB Corp.	1,888	75,161
Amalgamated Financial Corp.	2,970	68,429
Amerant Bancorp, Inc.	5,770	154,867
American National Bankshares, Inc.	2,727	100,708
Ameris Bancorp	13,607	641,434
Arrow Financial Corp.	3,102	105,158
Associated Banc-Corp.	30,567	705,792
Atlantic Union Bankshares Corp.	15,315	538,169
Banc of California, Inc.	11,480	182,876
BancFirst Corp.	3,985	351,397
Bank First Corp. (B)	1,400	129,948

The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Bank of Marin Bancorp	3,595	$118,204
BankUnited, Inc.	16,207	550,552
Bankwell Financial Group, Inc.	1,631	48,000
Banner Corp.	6,867	433,994
Bar Harbor Bankshares	3,689	118,196
BayCom Corp.	3,065	58,174
BCB Bancorp, Inc.	3,462	62,281
Berkshire Hills Bancorp, Inc.	9,375	280,313
Blue Ridge Bankshares, Inc.	4,037	50,422
Brookline Bancorp, Inc.	15,649	221,433
Business First Bancshares, Inc.	4,889	108,242
Byline Bancorp, Inc.	5,034	115,631
Cadence Bank	37,365	921,421
Cambridge Bancorp	1,456	120,935
Camden National Corp.	2,930	122,152
Capital Bancorp, Inc.	2,324	54,707
Capital City Bank Group, Inc.	2,944	95,680
Capstar Financial Holdings, Inc.	4,875	86,093
Carter Bankshares, Inc. (A)	5,502	91,278
Cathay General Bancorp	14,643	597,288
Central Pacific Financial Corp.	5,699	115,576
Citizens & Northern Corp.	3,747	85,656
City Holding Company	2,716	252,832
Civista Bancshares, Inc.	3,755	82,648
CNB Financial Corp.	3,667	87,238
Coastal Financial Corp. (A)	2,388	113,478
Colony Bankcorp, Inc.	4,518	57,333
Columbia Banking System, Inc.	16,014	482,502
Community Bank System, Inc.	10,826	681,497
Community Trust Bancorp, Inc.	3,022	138,800
ConnectOne Bancorp, Inc.	7,760	187,870
CrossFirst Bankshares, Inc. (A)	9,857	122,325
Customers Bancorp, Inc. (A)	6,272	177,748
CVB Financial Corp.	26,902	692,727
Dime Community Bancshares, Inc.	6,797	216,349
Eagle Bancorp, Inc.	6,321	278,566
Eastern Bankshares, Inc.	32,700	564,075
Enterprise Financial Services Corp.	6,961	340,811
Equity Bancshares, Inc., Class A	3,452	112,777
Esquire Financial Holdings, Inc.	1,593	68,913
Farmers & Merchants Bancorp, Inc.	2,777	75,479
Farmers National Banc Corp.	7,030	99,264
FB Financial Corp.	7,405	267,617
Financial Institutions, Inc.	3,519	85,723
First Bancorp (North Carolina)	7,156	306,563
First BanCorp (Puerto Rico)	38,187	485,739
First Bank	4,155	57,173
First Busey Corp.	10,583	261,612
First Business Financial Services, Inc.	1,871	68,385
First Commonwealth Financial Corp.	18,837	263,153
First Community Bankshares, Inc.	3,659	124,040
First Financial Bancorp	19,080	462,308
First Financial Bankshares, Inc.	26,951	927,114
First Financial Corp.	1,964	90,501
First Foundation, Inc.	10,620	152,185
First Internet Bancorp	1,928	46,812
First Interstate BancSystem, Inc., Class A	18,909	730,833
First Merchants Corp.	11,648	478,849
First Mid Bancshares, Inc.	3,935	126,235
First Western Financial, Inc. (A)	1,729	48,671
Five Star Bancorp	2,135	58,157
Flushing Financial Corp.	6,215	120,447
Fulton Financial Corp.	32,845	552,781
FVCBankcorp, Inc. (A)	3,267	62,302
German American Bancorp, Inc.	5,442	202,987
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Glacier Bancorp, Inc.	22,830	$1,128,259
Great Southern Bancorp, Inc.	1,726	102,680
Guaranty Bancshares, Inc.	2,024	70,111
Hancock Whitney Corp.	17,668	854,955
Hanmi Financial Corp.	6,283	155,504
HarborOne Bancorp, Inc.	9,967	138,541
Heartland Financial USA, Inc.	8,328	388,251
Heritage Commerce Corp.	12,904	167,752
Heritage Financial Corp.	7,010	214,786
Hilltop Holdings, Inc.	10,680	320,507
Home BancShares, Inc.	38,654	880,925
HomeStreet, Inc.	3,828	105,576
HomeTrust Bancshares, Inc.	3,590	86,770
Hope Bancorp, Inc.	23,274	298,140
Horizon Bancorp, Inc.	8,685	130,970
Independent Bank Corp. (Massachusetts)	9,363	790,518
Independent Bank Corp. (Michigan)	4,866	116,395
Independent Bank Group, Inc.	7,392	444,111
International Bancshares Corp.	10,863	497,091
John Marshall Bancorp, Inc.	2,602	74,886
Lakeland Bancorp, Inc.	12,832	225,972
Lakeland Financial Corp.	4,901	357,626
Live Oak Bancshares, Inc.	7,021	212,034
Macatawa Bank Corp.	7,411	81,743
Mercantile Bank Corp.	3,504	117,314
Metrocity Bankshares, Inc.	4,321	93,463
Metropolitan Bank Holding Corp. (A)	2,170	127,314
Mid Penn Bancorp, Inc.	3,494	104,715
Midland States Bancorp, Inc.	4,612	122,771
MidWestOne Financial Group, Inc.	3,222	102,299
MVB Financial Corp.	2,333	51,373
National Bank Holdings Corp., Class A	5,848	246,025
NBT Bancorp, Inc.	8,201	356,087
Nicolet Bankshares, Inc. (A)	2,460	196,283
Northeast Bank	1,433	60,329
Northwest Bancshares, Inc.	24,010	335,660
OceanFirst Financial Corp.	11,710	248,838
OFG Bancorp	9,236	254,544
Old National Bancorp	60,171	1,081,875
Old Second Bancorp, Inc.	9,404	150,840
Origin Bancorp, Inc.	4,671	171,426
Orrstown Financial Services, Inc.	2,757	63,852
Pacific Premier Bancorp, Inc.	19,379	611,601
Park National Corp.	2,851	401,278
Parke Bancorp, Inc.	2,673	55,438
Pathward Financial, Inc.	6,076	261,572
PCB Bancorp	3,552	62,835
PCSB Financial Corp. (B)	3,509	66,811
Peapack-Gladstone Financial Corp.	3,706	137,937
Peoples Bancorp, Inc.	5,682	160,517
Peoples Financial Services Corp.	1,622	84,084
Preferred Bank	2,696	201,176
Premier Financial Corp.	7,482	201,790
Primis Financial Corp.	6,047	71,657
Professional Holding Corp., Class A (A)	2,884	80,002
QCR Holdings, Inc.	3,115	154,629
RBB Bancorp	3,586	74,768
Renasant Corp.	11,199	420,970
Republic Bancorp, Inc., Class A	1,875	76,725
Republic First Bancorp, Inc. (A)	12,904	27,744
S&T Bancorp, Inc.	7,682	262,571
Sandy Spring Bancorp, Inc.	8,894	313,336
Seacoast Banking Corp. of Florida	12,424	387,505
ServisFirst Bancshares, Inc.	10,298	709,635
Shore Bancshares, Inc.	4,386	76,448

The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Sierra Bancorp	3,651	$77,547
Silvergate Capital Corp., Class A (A)	6,595	114,753
Simmons First National Corp., Class A	25,276	545,456
SmartFinancial, Inc.	3,659	100,623
South Plains Financial, Inc.	2,023	55,693
Southern First Bancshares, Inc. (A)	1,911	87,428
Southside Bancshares, Inc.	5,879	211,585
SouthState Corp.	15,422	1,177,604
Stellar Bancorp, Inc.	9,647	284,201
Stock Yards Bancorp, Inc.	5,856	380,523
Texas Capital Bancshares, Inc. (A)	10,361	624,872
The Bancorp, Inc. (A)	11,501	326,398
The Bank of NT Butterfield & Son, Ltd.	10,226	304,837
The First Bancorp, Inc.	2,667	79,850
The First Bancshares, Inc.	4,234	135,530
The First of Long Island Corp.	5,562	100,116
Third Coast Bancshares, Inc. (A)	3,231	59,547
Tompkins Financial Corp.	2,623	203,492
Towne Bank	13,530	417,265
TriCo Bancshares	6,227	317,515
Triumph Financial, Inc. (A)	4,996	244,155
Trustmark Corp.	12,327	430,336
UMB Financial Corp.	9,065	757,109
United Bankshares, Inc.	26,912	1,089,667
United Community Banks, Inc.	21,742	734,880
Unity Bancorp, Inc.	1,769	48,347
Univest Financial Corp.	6,178	161,431
Valley National Bancorp	88,966	1,006,205
Veritex Holdings, Inc.	10,757	302,057
Washington Federal, Inc.	13,222	443,598
Washington Trust Bancorp, Inc.	3,476	163,998
WesBanco, Inc.	11,521	426,047
West BanCorp, Inc.	4,090	104,500
Westamerica BanCorp	4,943	291,686
		46,927,209
Capital markets – 1.6%
Artisan Partners Asset Management, Inc., Class A	12,336	366,379
AssetMark Financial Holdings, Inc. (A)	4,554	104,742
B. Riley Financial, Inc.	4,235	144,837
BGC Partners, Inc., Class A	66,356	250,162
Blucora, Inc. (A)	9,975	254,662
Brightsphere Investment Group, Inc.	6,724	138,380
Cohen & Steers, Inc.	5,212	336,487
Cowen, Inc., Class A	5,426	209,552
Diamond Hill Investment Group, Inc.	651	120,448
Donnelley Financial Solutions, Inc. (A)	5,334	206,159
Ellington Financial, Inc.	11,653	144,148
Federated Hermes, Inc.	17,462	634,045
Focus Financial Partners, Inc., Class A (A)	12,110	451,340
GCM Grosvenor, Inc., Class A	9,151	69,639
Hamilton Lane, Inc., Class A	7,420	473,990
Houlihan Lokey, Inc.	10,284	896,353
Moelis & Company, Class A	13,242	508,096
Open Lending Corp., Class A (A)	22,248	150,174
Oppenheimer Holdings, Inc., Class A	1,778	75,263
Perella Weinberg Partners	8,092	79,302
Piper Sandler Companies	3,555	462,825
PJT Partners, Inc., Class A	4,892	360,491
Sculptor Capital Management, Inc.	5,551	48,072
Silvercrest Asset Management Group, Inc., Class A	2,252	42,270
StepStone Group, Inc., Class A	11,209	282,243
StoneX Group, Inc. (A)	3,491	332,692
Victory Capital Holdings, Inc., Class A	3,414	91,598
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Virtus Investment Partners, Inc.	1,468	$281,034
WisdomTree, Inc.	28,986	157,974
		7,673,357
Consumer finance – 0.7%
Bread Financial Holdings, Inc.	10,302	387,973
Encore Capital Group, Inc. (A)	4,802	230,208
Enova International, Inc. (A)	6,411	245,990
EZCORP, Inc., Class A (A)	10,630	86,635
FirstCash Holdings, Inc.	7,882	685,025
Green Dot Corp., Class A (A)	10,133	160,304
LendingClub Corp. (A)	21,718	191,118
LendingTree, Inc. (A)	2,320	49,486
Navient Corp.	22,641	372,444
Nelnet, Inc., Class A	2,959	268,529
NerdWallet, Inc., Class A (A)	5,782	55,507
Oportun Financial Corp. (A)	6,425	35,402
PRA Group, Inc. (A)	8,091	273,314
PROG Holdings, Inc. (A)	10,610	179,203
Regional Management Corp.	1,784	50,095
World Acceptance Corp. (A)	887	58,489
		3,329,722
Diversified financial services – 0.3%
Alerus Financial Corp.	3,801	88,753
A-Mark Precious Metals, Inc.	3,578	124,264
Banco Latinoamericano de Comercio Exterior SA, Class E	6,383	103,405
Cannae Holdings, Inc. (A)	14,845	306,549
Compass Diversified Holdings	12,892	235,021
Jackson Financial, Inc., Class A	15,221	529,539
		1,387,531
Insurance – 2.0%
Ambac Financial Group, Inc. (A)	9,375	163,500
American Equity Investment Life Holding Company	14,454	659,391
AMERISAFE, Inc.	4,038	209,855
Argo Group International Holdings, Ltd.	6,603	170,688
Bright Health Group, Inc. (A)	43,136	28,034
BRP Group, Inc., Class A (A)	12,550	315,507
CNO Financial Group, Inc.	23,514	537,295
Donegal Group, Inc., Class A	3,595	51,049
eHealth, Inc. (A)	5,478	26,514
Employers Holdings, Inc.	5,686	245,237
Enstar Group, Ltd. (A)	2,350	542,944
Genworth Financial, Inc., Class A (A)	101,363	536,210
Goosehead Insurance, Inc., Class A (A)	4,021	138,081
Greenlight Capital Re, Ltd., Class A (A)	6,608	53,855
HCI Group, Inc. (B)	1,432	56,693
Hippo Holdings, Inc. (A)(B)	4,017	54,631
Horace Mann Educators Corp.	8,476	316,748
Investors Title Company	189	27,887
James River Group Holdings, Ltd.	7,818	163,474
Kinsale Capital Group, Inc.	4,445	1,162,456
Lemonade, Inc. (A)(B)	9,857	134,844
MBIA, Inc. (A)	10,063	129,310
Mercury General Corp.	5,526	188,989
National Western Life Group, Inc., Class A	451	126,731
Oscar Health, Inc., Class A (A)	27,404	67,414
Palomar Holdings, Inc. (A)	5,029	227,110
ProAssurance Corp.	11,328	197,900
RLI Corp.	7,998	1,049,897
Safety Insurance Group, Inc.	2,929	246,798
Selective Insurance Group, Inc.	12,269	1,087,156
Selectquote, Inc. (A)	29,055	19,522
SiriusPoint, Ltd. (A)	20,426	120,513

The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Stewart Information Services Corp.	5,520	$235,870
Tiptree, Inc.	5,632	77,947
Trean Insurance Group, Inc. (A)	4,979	29,874
Trupanion, Inc. (A)	8,108	385,373
United Fire Group, Inc.	4,606	126,020
Universal Insurance Holdings, Inc.	6,066	64,239
		9,975,556
Mortgage real estate investment trusts – 1.1%
AFC Gamma, Inc.	3,801	59,790
Apollo Commercial Real Estate Finance, Inc.	28,700	308,812
Arbor Realty Trust, Inc.	33,979	448,183
Ares Commercial Real Estate Corp.	9,491	97,662
ARMOUR Residential REIT, Inc.	26,927	151,599
Blackstone Mortgage Trust, Inc., Class A	34,840	737,563
BrightSpire Capital, Inc.	20,280	126,344
Broadmark Realty Capital, Inc.	27,319	97,256
Chimera Investment Corp.	48,657	267,614
Claros Mortgage Trust, Inc.	18,907	278,122
Dynex Capital, Inc.	8,843	112,483
Franklin BSP Realty Trust, Inc.	17,344	223,738
Granite Point Mortgage Trust, Inc.	11,496	61,619
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	18,050	523,089
Invesco Mortgage Capital, Inc.	7,495	95,411
KKR Real Estate Finance Trust, Inc.	10,853	151,508
Ladder Capital Corp.	23,445	235,388
MFA Financial, Inc.	21,445	211,233
New York Mortgage Trust, Inc.	79,757	204,178
Orchid Island Capital, Inc.	7,545	79,223
PennyMac Mortgage Investment Trust	18,540	229,711
Ready Capital Corp.	15,183	169,139
Redwood Trust, Inc.	24,744	167,269
TPG RE Finance Trust, Inc.	14,613	99,222
Two Harbors Investment Corp.	17,729	279,586
		5,415,742
Thrifts and mortgage finance – 1.3%
Axos Financial, Inc. (A)	11,781	450,270
Blue Foundry Bancorp (A)	6,667	85,671
Bridgewater Bancshares, Inc. (A)	5,005	88,789
Capitol Federal Financial, Inc.	26,813	231,932
Columbia Financial, Inc. (A)	7,052	152,464
Enact Holdings, Inc.	6,047	145,854
Essent Group, Ltd.	21,590	839,419
Federal Agricultural Mortgage Corp., Class C	1,885	212,458
Greene County Bancorp, Inc.	537	30,835
Home Bancorp, Inc.	1,812	72,534
Kearny Financial Corp.	13,071	132,671
Luther Burbank Corp.	3,612	40,129
Merchants Bancorp	3,250	79,040
Mr. Cooper Group, Inc. (A)	14,375	576,869
New York Community Bancorp, Inc.	3,002	25,817
NMI Holdings, Inc., Class A (A)	17,143	358,289
Northfield Bancorp, Inc.	9,551	150,237
PennyMac Financial Services, Inc.	5,670	321,262
Provident Bancorp, Inc.	4,019	29,258
Provident Financial Services, Inc.	14,755	315,167
Radian Group, Inc.	33,041	630,092
Southern Missouri Bancorp, Inc.	1,796	82,311
The Hingham Institution for Savings	307	84,720
TrustCo Bank Corp. NY	4,053	152,352
Walker & Dunlop, Inc.	6,347	498,113
Waterstone Financial, Inc.	5,392	92,958
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
WSFS Financial Corp.	13,110	$594,407
		6,473,918
		81,183,035
Health care – 16.2%
Biotechnology – 7.1%
2seventy bio, Inc. (A)	8,160	76,459
4D Molecular Therapeutics, Inc. (A)	6,302	139,967
Aadi Bioscience, Inc. (A)	3,351	42,993
Absci Corp. (A)	12,283	25,794
ACADIA Pharmaceuticals, Inc. (A)	24,831	395,310
Achillion Pharmaceuticals, Inc. (A)(C)	38,157	57,381
Adicet Bio, Inc. (A)	6,214	55,553
ADMA Biologics, Inc. (A)	38,953	151,138
Aduro Biotech, Inc. (A)(C)	4,010	8,100
Aerovate Therapeutics, Inc. (A)(B)	1,857	54,410
Affimed NV (A)	30,948	38,376
Agenus, Inc. (A)	63,193	151,663
Agios Pharmaceuticals, Inc. (A)	11,440	321,235
Akero Therapeutics, Inc. (A)	7,165	392,642
Albireo Pharma, Inc. (A)	3,774	81,556
Alector, Inc. (A)	13,251	122,307
Alkermes PLC (A)	33,681	880,085
Allogene Therapeutics, Inc. (A)	16,710	105,106
Allovir, Inc. (A)	7,023	36,028
Alpine Immune Sciences, Inc. (A)	4,792	35,221
ALX Oncology Holdings, Inc. (A)	4,616	52,022
Amicus Therapeutics, Inc. (A)	56,972	695,628
AnaptysBio, Inc. (A)	4,298	133,195
Anavex Life Sciences Corp. (A)(B)	14,379	133,150
Anika Therapeutics, Inc. (A)	3,118	92,293
Apellis Pharmaceuticals, Inc. (A)	19,384	1,002,347
Arbutus Biopharma Corp. (A)(B)	23,992	55,901
Arcellx, Inc. (A)	6,117	189,505
Arcturus Therapeutics Holdings, Inc. (A)	4,840	82,086
Arcus Biosciences, Inc. (A)	10,633	219,890
Arcutis Biotherapeutics, Inc. (A)	8,533	126,288
Arrowhead Pharmaceuticals, Inc. (A)	21,349	865,915
Atara Biotherapeutics, Inc. (A)	19,576	64,209
Aura Biosciences, Inc. (A)	4,035	42,368
Aurinia Pharmaceuticals, Inc. (A)	27,990	120,917
Avid Bioservices, Inc. (A)	12,788	176,091
Avidity Biosciences, Inc. (A)	11,121	246,775
Beam Therapeutics, Inc. (A)	13,159	514,648
BioCryst Pharmaceuticals, Inc. (A)	38,306	439,753
Biohaven, Ltd. (A)	13,127	182,203
Bioxcel Therapeutics, Inc. (A)(B)	4,080	87,638
Bluebird Bio, Inc. (A)	17,226	119,204
Blueprint Medicines Corp. (A)	12,395	543,025
Bridgebio Pharma, Inc. (A)	22,410	170,764
C4 Therapeutics, Inc. (A)	9,439	55,690
CareDx, Inc. (A)	10,614	121,106
Caribou Biosciences, Inc. (A)	11,910	74,795
Catalyst Pharmaceuticals, Inc. (A)	19,927	370,642
Celldex Therapeutics, Inc. (A)	9,468	421,989
Celularity, Inc. (A)	14,694	18,955
Century Therapeutics, Inc. (A)	4,647	23,839
Cerevel Therapeutics Holdings, Inc. (A)	11,819	372,771
Chimerix, Inc. (A)	17,308	32,193
Chinook Therapeutics, Inc. (A)	10,378	271,904
Cogent Biosciences, Inc. (A)	13,204	152,638
Coherus Biosciences, Inc. (A)	15,700	124,344
Crinetics Pharmaceuticals, Inc. (A)	11,023	201,721
CTI BioPharma Corp. (A)	20,562	123,578
Cullinan Oncology, Inc. (A)	6,412	67,647
Cytokinetics, Inc. (A)	16,944	776,374

The accompanying notes are an integral part of the financial statements.	110

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Day One Biopharmaceuticals, Inc. (A)	5,657	$121,739
Deciphera Pharmaceuticals, Inc. (A)	9,531	156,213
Denali Therapeutics, Inc. (A)	22,524	626,392
Design Therapeutics, Inc. (A)	7,202	73,893
Dynavax Technologies Corp. (A)	24,631	262,074
Dyne Therapeutics, Inc. (A)	6,752	78,256
Eagle Pharmaceuticals, Inc. (A)	2,104	61,500
Editas Medicine, Inc. (A)	14,482	128,455
Emergent BioSolutions, Inc. (A)	10,784	127,359
Enanta Pharmaceuticals, Inc. (A)	4,079	189,755
EQRx, Inc. (A)	41,956	103,212
Erasca, Inc. (A)	14,105	60,793
Fate Therapeutics, Inc. (A)	17,326	174,819
FibroGen, Inc. (A)	18,323	293,534
Foghorn Therapeutics, Inc. (A)	4,381	27,951
Generation Bio Company (A)	10,344	40,652
Geron Corp. (A)	75,559	182,853
Gossamer Bio, Inc. (A)(B)	13,653	29,627
GreenLight Biosciences Holdings PBC (A)	13,484	15,911
Halozyme Therapeutics, Inc. (A)	27,606	1,570,781
Heron Therapeutics, Inc. (A)(B)	22,663	56,658
HilleVax, Inc. (A)	3,622	60,596
Humacyte, Inc. (A)	13,424	28,325
Icosavax, Inc. (A)	4,940	39,224
Ideaya Biosciences, Inc. (A)	9,126	165,819
IGM Biosciences, Inc. (A)	2,205	37,507
Imago Biosciences, Inc. (A)	5,474	196,790
ImmunityBio, Inc. (A)	17,605	89,257
ImmunoGen, Inc. (A)	44,921	222,808
Immunovant, Inc. (A)	9,162	162,626
Inhibrx, Inc. (A)	6,734	165,926
Inovio Pharmaceuticals, Inc. (A)	51,811	80,825
Insmed, Inc. (A)	28,011	559,660
Intellia Therapeutics, Inc. (A)	17,608	614,343
Intercept Pharmaceuticals, Inc. (A)	5,225	64,633
Invivyd, Inc. (A)	11,974	17,961
Iovance Biotherapeutics, Inc. (A)	31,455	200,997
Ironwood Pharmaceuticals, Inc. (A)	27,921	345,941
iTeos Therapeutics, Inc. (A)	4,955	96,771
IVERIC bio, Inc. (A)	27,776	594,684
Janux Therapeutics, Inc. (A)	3,588	47,254
KalVista Pharmaceuticals, Inc. (A)	5,543	37,471
Karuna Therapeutics, Inc. (A)	6,243	1,226,750
Karyopharm Therapeutics, Inc. (A)	16,283	55,362
Keros Therapeutics, Inc. (A)	3,960	190,159
Kezar Life Sciences, Inc. (A)	11,018	77,567
Kiniksa Pharmaceuticals, Ltd., Class A (A)	6,571	98,434
Kinnate Biopharma, Inc. (A)(B)	6,366	38,833
Kodiak Sciences, Inc. (A)	7,278	52,110
Krystal Biotech, Inc. (A)	4,362	345,558
Kura Oncology, Inc. (A)	13,320	165,301
Kymera Therapeutics, Inc. (A)	7,933	198,008
Lexicon Pharmaceuticals, Inc. (A)	18,102	34,575
Lyell Immunopharma, Inc. (A)(B)	36,264	125,836
MacroGenics, Inc. (A)	13,046	87,539
Madrigal Pharmaceuticals, Inc. (A)	2,636	765,099
MannKind Corp. (A)	52,806	278,288
MeiraGTx Holdings PLC (A)	6,846	44,636
Mersana Therapeutics, Inc. (A)	19,191	112,459
MiMedx Group, Inc. (A)	24,073	66,923
Mirum Pharmaceuticals, Inc. (A)	3,753	73,184
Monte Rosa Therapeutics, Inc. (A)	6,481	49,320
Morphic Holding, Inc. (A)	5,494	146,965
Myriad Genetics, Inc. (A)	16,505	239,488
Nkarta, Inc. (A)	6,895	41,301
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Nurix Therapeutics, Inc. (A)	9,711	$106,627
Nuvalent, Inc., Class A (A)(B)	4,119	122,664
Ocugen, Inc. (A)(B)	46,575	60,548
Organogenesis Holdings, Inc. (A)	15,287	41,122
PDL BioPharma, Inc. (A)(C)	28,581	33,440
PepGen, Inc. (A)	3,128	41,821
PMV Pharmaceuticals, Inc. (A)	7,852	68,312
Point Biopharma Global, Inc. (A)	17,638	128,581
Precigen, Inc. (A)	21,642	32,896
Prime Medicine, Inc. (A)	2,131	39,594
Progenics Pharmaceuticals, Inc. (A)(C)	24,422	28,107
Prometheus Biosciences, Inc. (A)	7,185	790,350
Protagonist Therapeutics, Inc. (A)	9,984	108,925
Prothena Corp. PLC (A)	7,568	455,972
PTC Therapeutics, Inc. (A)	14,495	553,274
Radius Health, Inc. (A)(C)	9,985	799
Rallybio Corp. (A)	3,909	25,682
RAPT Therapeutics, Inc. (A)	5,546	109,811
Recursion Pharmaceuticals, Inc., Class A (A)	28,706	221,323
REGENXBIO, Inc. (A)	8,368	189,786
Relay Therapeutics, Inc. (A)	17,720	264,737
Replimune Group, Inc. (A)	8,390	228,208
REVOLUTION Medicines, Inc. (A)	15,621	372,092
Rigel Pharmaceuticals, Inc. (A)	39,861	59,792
Rocket Pharmaceuticals, Inc. (A)	11,148	218,166
Sage Therapeutics, Inc. (A)	10,798	411,836
Sana Biotechnology, Inc. (A)(B)	19,243	76,010
Sangamo Therapeutics, Inc. (A)	28,120	88,297
Seres Therapeutics, Inc. (A)	15,017	84,095
Sorrento Therapeutics, Inc. (A)	79,332	70,288
SpringWorks Therapeutics, Inc. (A)	7,528	195,803
Stoke Therapeutics, Inc. (A)	5,016	46,298
Sutro Biopharma, Inc. (A)	11,370	91,870
Syndax Pharmaceuticals, Inc. (A)	11,015	280,332
Synergy Pharmaceuticals, Inc. (A)(C)	80,513	233
Tango Therapeutics, Inc. (A)	9,992	72,442
TG Therapeutics, Inc. (A)	27,730	328,046
Travere Therapeutics, Inc. (A)	12,676	266,576
Twist Bioscience Corp. (A)	11,761	280,029
Tyra Biosciences, Inc. (A)	2,939	22,336
Vanda Pharmaceuticals, Inc. (A)	11,596	85,694
Vaxart, Inc. (A)	26,416	25,383
Vaxcyte, Inc. (A)	14,800	709,660
Vera Therapeutics, Inc. (A)(B)	3,093	59,850
Veracyte, Inc. (A)	14,913	353,885
Vericel Corp. (A)	9,814	258,501
Verve Therapeutics, Inc. (A)	9,712	187,927
Vir Biotechnology, Inc. (A)	14,964	378,739
Viridian Therapeutics, Inc. (A)	7,799	227,809
Xencor, Inc. (A)	11,847	308,496
Y-mAbs Therapeutics, Inc. (A)	7,922	38,659
Zentalis Pharmaceuticals, Inc. (A)	9,820	197,775
		34,912,363
Health care equipment and supplies – 3.7%
Abiomed, Inc. (A)	23,504	48,653
Alphatec Holdings, Inc. (A)	14,965	184,818
AngioDynamics, Inc. (A)	7,771	107,007
Artivion, Inc. (A)	8,194	99,311
AtriCure, Inc. (A)	9,435	418,725
Atrion Corp.	269	150,492
Avanos Medical, Inc. (A)	9,628	260,534
Axogen, Inc. (A)	8,790	87,724
Axonics, Inc. (A)	10,098	631,428
Butterfly Network, Inc. (A)(B)	28,987	71,308

The accompanying notes are an integral part of the financial statements.	111

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Cardiovascular Systems, Inc. (A)	8,558	$116,560
Cerus Corp. (A)	36,297	132,484
CONMED Corp.	6,017	533,347
Cutera, Inc. (A)	3,474	153,620
Embecta Corp.	12,024	304,087
Figs, Inc., Class A (A)	26,562	178,762
Glaukos Corp. (A)	9,440	412,339
Haemonetics Corp. (A)	10,443	821,342
Heska Corp. (A)	2,025	125,874
Inari Medical, Inc. (A)	9,990	634,964
Inogen, Inc. (A)	4,919	96,953
Inspire Medical Systems, Inc. (A)	5,828	1,467,957
Integer Holdings Corp. (A)	6,783	464,364
iRadimed Corp.	1,594	45,094
iRhythm Technologies, Inc. (A)	6,234	583,939
Lantheus Holdings, Inc. (A)	14,115	719,300
LeMaitre Vascular, Inc.	3,997	183,942
LivaNova PLC (A)	11,124	617,827
Meridian Bioscience, Inc. (A)	8,774	291,385
Merit Medical Systems, Inc. (A)	11,513	813,048
Mesa Laboratories, Inc.	1,056	175,518
Nano-X Imaging, Ltd. (A)	9,864	72,796
Neogen Corp. (A)	44,981	685,061
Nevro Corp. (A)	7,234	286,466
NuVasive, Inc. (A)	10,842	447,124
Omnicell, Inc. (A)	9,221	464,923
OraSure Technologies, Inc. (A)	15,509	74,753
Orthofix Medical, Inc. (A)	4,096	84,091
OrthoPediatrics Corp. (A)	3,128	124,275
Outset Medical, Inc. (A)	10,144	261,918
Paragon 28, Inc. (A)	9,652	184,450
PROCEPT BioRobotics Corp. (A)	5,333	221,533
Pulmonx Corp. (A)	7,395	62,340
RxSight, Inc. (A)	4,606	58,358
SeaSpine Holdings Corp. (A)	8,024	67,000
Senseonics Holdings, Inc. (A)	93,468	96,272
Shockwave Medical, Inc. (A)	7,355	1,512,262
SI-BONE, Inc. (A)	7,066	96,098
Sight Sciences, Inc. (A)	4,808	58,706
Silk Road Medical, Inc. (A)	7,749	409,535
STAAR Surgical Company (A)	9,919	481,468
Surmodics, Inc. (A)	2,907	99,187
Tactile Systems Technology, Inc. (A)	4,140	47,527
TransMedics Group, Inc. (A)	6,285	387,910
Treace Medical Concepts, Inc. (A)	6,932	159,367
UFP Technologies, Inc. (A)	1,419	167,286
Utah Medical Products, Inc.	740	74,392
Varex Imaging Corp. (A)	7,959	161,568
Vicarious Surgical, Inc. (A)	12,582	25,416
ViewRay, Inc. (A)	31,688	141,962
Zimvie, Inc. (A)	4,503	42,058
Zynex, Inc. (B)	4,597	63,944
		18,052,752
Health care providers and services – 2.6%
1Life Healthcare, Inc. (A)	37,464	626,023
23andMe Holding Company, Class A (A)	54,691	118,133
Accolade, Inc. (A)	13,926	108,484
AdaptHealth Corp. (A)	14,900	286,378
Addus HomeCare Corp. (A)	3,168	315,184
Agiliti, Inc. (A)	5,807	94,712
Alignment Healthcare, Inc. (A)	20,466	240,680
AMN Healthcare Services, Inc. (A)	8,933	918,491
Apollo Medical Holdings, Inc. (A)	8,085	239,235
Brookdale Senior Living, Inc. (A)	39,110	106,770
Cano Health, Inc. (A)	34,907	47,823
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
CareMax, Inc. (A)(B)	13,154	$48,012
Castle Biosciences, Inc. (A)	5,128	120,713
Clover Health Investments Corp. (A)(B)	80,941	75,235
Community Health Systems, Inc. (A)	26,278	113,521
CorVel Corp. (A)	1,833	266,390
Cross Country Healthcare, Inc. (A)	7,378	196,033
DocGo, Inc. (A)	17,094	120,855
Fulgent Genetics, Inc. (A)	4,422	131,687
HealthEquity, Inc. (A)	17,128	1,055,770
Hims & Hers Health, Inc. (A)	25,168	161,327
Innovage Holding Corp. (A)	4,103	29,460
Invitae Corp. (A)(B)	51,793	96,335
LHC Group, Inc. (A)	6,127	990,675
LifeStance Health Group, Inc. (A)	15,514	76,639
ModivCare, Inc. (A)	2,623	235,362
National HealthCare Corp.	2,486	147,917
National Research Corp.	3,005	112,087
OPKO Health, Inc. (A)	85,924	107,405
Option Care Health, Inc. (A)	32,291	971,636
Owens & Minor, Inc. (A)	15,337	299,532
Patterson Companies, Inc.	17,925	502,438
Pediatrix Medical Group, Inc. (A)	17,357	257,925
PetIQ, Inc. (A)	5,898	54,380
Privia Health Group, Inc. (A)	9,493	215,586
Progyny, Inc. (A)	15,647	487,404
R1 RCM, Inc. (A)	31,301	342,746
RadNet, Inc. (A)	10,326	194,439
Select Medical Holdings Corp.	21,860	542,784
Surgery Partners, Inc. (A)	10,404	289,855
The Ensign Group, Inc.	11,099	1,050,076
The Joint Corp. (A)	3,219	45,002
The Pennant Group, Inc. (A)	5,650	62,037
US Physical Therapy, Inc.	2,639	213,838
		12,717,014
Health care technology – 0.5%
Allscripts Healthcare Solutions, Inc. (A)	22,576	398,241
American Well Corp., Class A (A)	47,969	135,752
Computer Programs and Systems, Inc. (A)	3,075	83,702
Evolent Health, Inc., Class A (A)	16,934	475,507
Health Catalyst, Inc. (A)	11,833	125,785
HealthStream, Inc. (A)	5,090	126,436
MultiPlan Corp. (A)	79,262	91,151
NextGen Healthcare, Inc. (A)	11,596	217,773
Nutex Health, Inc. (A)	52,370	99,503
OptimizeRx Corp. (A)	3,638	61,118
Pear Therapeutics, Inc. (A)	14,728	17,379
Phreesia, Inc. (A)	10,293	333,081
Schrodinger, Inc. (A)	11,250	210,263
Sharecare, Inc. (A)	62,593	100,149
Simulations Plus, Inc.	3,243	118,597
		2,594,437
Life sciences tools and services – 0.7%
AbCellera Biologics, Inc. (A)	42,911	434,688
Adaptive Biotechnologies Corp. (A)	23,441	179,089
Akoya Biosciences, Inc. (A)	3,203	30,653
Berkeley Lights, Inc. (A)	13,208	35,397
BioLife Solutions, Inc. (A)	7,170	130,494
Bionano Genomics, Inc. (A)(B)	63,711	93,018
Codexis, Inc. (A)	13,326	62,099
CryoPort, Inc. (A)	9,279	160,991
Cytek Biosciences, Inc. (A)	23,709	242,069
MaxCyte, Inc. (A)	19,002	103,751
Medpace Holdings, Inc. (A)	5,244	1,113,878
NanoString Technologies, Inc. (A)	9,924	79,094
NeoGenomics, Inc. (A)	26,439	244,296

The accompanying notes are an integral part of the financial statements.	112

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
OmniAb, Inc. (A)	16,440	$59,184
OmniAb, Inc., Earnout Shares (A)(C)	1,176	0
OmniAb, Inc., Earnout Shares (A)(C)	1,176	0
Pacific Biosciences of California, Inc. (A)	46,989	384,370
Quanterix Corp. (A)	7,230	100,136
Quantum-Si, Inc. (A)	20,178	36,926
Seer, Inc. (A)	11,315	65,627
Singular Genomics Systems, Inc. (A)(B)	13,621	27,378
SomaLogic, Inc. (A)	32,452	81,455
		3,664,593
Pharmaceuticals – 1.6%
Aclaris Therapeutics, Inc. (A)	13,313	209,680
Amneal Pharmaceuticals, Inc. (A)	22,334	44,445
Amphastar Pharmaceuticals, Inc. (A)	7,872	220,573
Amylyx Pharmaceuticals, Inc. (A)	10,439	385,721
AN2 Therapeutics, Inc. (A)	2,354	22,434
ANI Pharmaceuticals, Inc. (A)	2,736	110,069
Arvinas, Inc. (A)	10,093	345,282
Atea Pharmaceuticals, Inc. (A)	16,064	77,268
Athira Pharma, Inc. (A)	7,965	25,249
Axsome Therapeutics, Inc. (A)(B)	6,616	510,292
Cara Therapeutics, Inc. (A)	9,315	100,043
Cassava Sciences, Inc. (A)(B)	7,907	233,573
CinCor Pharma, Inc. (A)	5,189	63,773
Collegium Pharmaceutical, Inc. (A)	7,044	163,421
Corcept Therapeutics, Inc. (A)	17,773	360,970
DICE Therapeutics, Inc. (A)	7,288	227,386
Edgewise Therapeutics, Inc. (A)	7,967	71,225
Esperion Therapeutics, Inc. (A)	15,361	95,699
Evolus, Inc. (A)	7,505	56,363
Fulcrum Therapeutics, Inc. (A)	9,084	66,132
Harmony Biosciences Holdings, Inc. (A)	5,400	297,540
Innoviva, Inc. (A)	12,808	169,706
Intra-Cellular Therapies, Inc. (A)	18,933	1,001,934
Ligand Pharmaceuticals, Inc. (A)	3,133	209,284
Liquidia Corp. (A)(B)	9,928	63,241
Nektar Therapeutics (A)	39,031	88,210
NGM Biopharmaceuticals, Inc. (A)	8,854	44,447
Nuvation Bio, Inc. (A)(B)	27,418	52,643
Ocular Therapeutix, Inc. (A)	17,147	48,183
Pacira BioSciences, Inc. (A)	9,253	357,258
Phathom Pharmaceuticals, Inc. (A)(B)	5,424	60,857
Phibro Animal Health Corp., Class A	4,407	59,098
Prestige Consumer Healthcare, Inc. (A)	10,227	640,210
Provention Bio, Inc. (A)(B)	13,229	139,831
Reata Pharmaceuticals, Inc., Class A (A)(B)	5,772	219,278
Revance Therapeutics, Inc. (A)	16,639	307,156
SIGA Technologies, Inc.	9,754	71,789
Supernus Pharmaceuticals, Inc. (A)	10,151	362,086
Tarsus Pharmaceuticals, Inc. (A)	4,015	58,860
Theravance Biopharma, Inc. (A)	13,744	154,208
Ventyx Biosciences, Inc. (A)	5,105	167,393
Xeris Biopharma Holdings, Inc. (A)	29,713	39,518
Zogenix, Inc. (A)(C)	12,884	25,768
		8,028,096
		79,969,255
Industrials – 15.0%
Aerospace and defense – 1.0%
AAR Corp. (A)	6,983	313,537
Aerojet Rocketdyne Holdings, Inc. (A)	16,332	913,449
AeroVironment, Inc. (A)	5,089	435,924
AerSale Corp. (A)	4,237	68,724
Archer Aviation, Inc., Class A (A)	32,592	60,947
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Astronics Corp. (A)	5,900	$60,770
Cadre Holdings, Inc.	3,748	75,485
Ducommun, Inc. (A)	2,365	118,155
Kaman Corp.	5,863	130,745
Kratos Defense & Security Solutions, Inc. (A)	25,839	266,658
Maxar Technologies, Inc.	15,244	788,725
Moog, Inc., Class A	5,848	513,220
National Presto Industries, Inc.	1,149	78,661
Park Aerospace Corp.	4,206	56,402
Parsons Corp. (A)	6,872	317,830
Rocket Lab USA, Inc. (A)	45,899	173,039
Triumph Group, Inc. (A)	13,423	141,210
V2X, Inc. (A)	2,468	101,904
Virgin Galactic Holdings, Inc. (A)(B)	50,637	176,217
		4,791,602
Air freight and logistics – 0.4%
Air Transport Services Group, Inc. (A)	12,057	313,241
Atlas Air Worldwide Holdings, Inc. (A)	5,745	579,096
Forward Air Corp.	5,495	576,371
Hub Group, Inc., Class A (A)	6,838	543,553
Radiant Logistics, Inc. (A)	7,969	40,562
		2,052,823
Airlines – 0.3%
Allegiant Travel Company (A)	3,240	220,288
Blade Air Mobility, Inc. (A)	12,274	43,941
Frontier Group Holdings, Inc. (A)	7,737	79,459
Hawaiian Holdings, Inc. (A)	10,792	110,726
Joby Aviation, Inc. (A)(B)	54,458	182,434
SkyWest, Inc. (A)	10,376	171,308
Spirit Airlines, Inc.	22,425	436,839
Sun Country Airlines Holdings, Inc. (A)	6,939	110,053
Wheels Up Experience, Inc. (A)	35,771	36,844
		1,391,892
Building products – 1.2%
AAON, Inc.	9,044	681,194
American Woodmark Corp. (A)	3,486	170,326
Apogee Enterprises, Inc.	4,657	207,050
Caesarstone, Ltd.	5,705	32,576
CSW Industrials, Inc.	3,018	349,877
Gibraltar Industries, Inc. (A)	6,731	308,818
Griffon Corp.	9,424	337,285
Insteel Industries, Inc.	3,926	108,044
Janus International Group, Inc. (A)	17,323	164,915
JELD-WEN Holding, Inc. (A)	17,925	172,976
Masonite International Corp. (A)	4,651	374,917
PGT Innovations, Inc. (A)	12,022	215,915
Quanex Building Products Corp.	6,999	165,736
Resideo Technologies, Inc. (A)	30,058	494,454
Simpson Manufacturing Company, Inc.	8,834	783,222
UFP Industries, Inc.	12,336	977,628
View, Inc. (A)	26,426	25,498
Zurn Elkay Water Solutions Corp.	25,666	542,836
		6,113,267
Commercial services and supplies – 1.4%
ABM Industries, Inc.	13,699	608,510
ACCO Brands Corp.	19,772	110,525
ACV Auctions, Inc., Class A (A)	24,455	200,776
Aris Water Solution, Inc., Class A	4,695	67,655
Brady Corp., Class A	9,446	444,907
BrightView Holdings, Inc. (A)	9,255	63,767
Casella Waste Systems, Inc., Class A (A)	10,271	814,593
Cimpress PLC (A)	3,756	103,703
CoreCivic, Inc. (A)	24,149	279,162

The accompanying notes are an integral part of the financial statements.	113

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Deluxe Corp.	9,002	$152,854
Ennis, Inc.	5,655	125,315
Harsco Corp. (A)	16,716	105,144
Healthcare Services Group, Inc.	15,465	185,580
Heritage-Crystal Clean, Inc. (A)	3,422	111,147
HNI Corp.	8,706	247,512
Interface, Inc.	12,610	124,461
KAR Auction Services, Inc. (A)	22,739	296,744
Kimball International, Inc., Class B	9,692	62,998
Li-Cycle Holdings Corp. (A)(B)	28,609	136,179
Matthews International Corp., Class A	6,376	194,085
MillerKnoll, Inc.	15,795	331,853
Montrose Environmental Group, Inc. (A)	5,782	256,663
Pitney Bowes, Inc.	36,654	139,285
SP Plus Corp. (A)	4,250	147,560
Steelcase, Inc., Class A	18,266	129,141
The Brink's Company	9,479	509,117
The GEO Group, Inc. (A)	24,328	266,392
UniFirst Corp.	3,063	591,128
Viad Corp. (A)	4,252	103,706
VSE Corp.	2,291	107,402
		7,017,864
Construction and engineering – 1.6%
Ameresco, Inc., Class A (A)	6,554	374,496
API Group Corp. (A)	42,745	804,033
Arcosa, Inc.	9,882	536,988
Argan, Inc.	2,827	104,260
Comfort Systems USA, Inc.	7,229	831,913
Concrete Pumping Holdings, Inc. (A)	4,952	28,969
Construction Partners, Inc., Class A (A)	8,466	225,958
Dycom Industries, Inc. (A)	5,945	556,452
EMCOR Group, Inc.	9,843	1,457,847
Fluor Corp. (A)	29,371	1,017,999
Granite Construction, Inc.	9,368	328,536
Great Lakes Dredge & Dock Corp. (A)	13,589	80,855
IES Holdings, Inc. (A)	2,028	72,136
MYR Group, Inc. (A)	3,377	310,920
Northwest Pipe Company (A)	2,089	70,399
NV5 Global, Inc. (A)	2,792	369,437
Primoris Services Corp.	11,014	241,647
Sterling Infrastructure, Inc. (A)	6,062	198,834
Tutor Perini Corp. (A)	9,240	69,762
		7,681,441
Electrical equipment – 1.4%
Allied Motion Technologies, Inc.	2,952	102,759
Array Technologies, Inc. (A)	31,286	604,758
Atkore, Inc. (A)	8,494	963,389
AZZ, Inc.	5,010	201,402
Babcock & Wilcox Enterprises, Inc. (A)	13,485	77,808
Blink Charging Company (A)(B)	7,631	83,712
Bloom Energy Corp., Class A (A)	37,218	711,608
Encore Wire Corp.	3,714	510,898
Energy Vault Holdings, Inc. (A)(B)	17,093	53,330
EnerSys	8,406	620,699
Enovix Corp. (A)(B)	22,775	283,321
ESS Tech, Inc. (A)(B)	18,336	44,556
Fluence Energy, Inc. (A)(B)	7,646	131,129
FTC Solar, Inc. (A)(B)	9,771	26,186
FuelCell Energy, Inc. (A)(B)	84,839	235,852
GrafTech International, Ltd.	40,495	192,756
NuScale Power Corp. (A)	6,312	64,761
Powell Industries, Inc.	2,054	72,260
Preformed Line Products Company	451	37,564
Shoals Technologies Group, Inc., Class A (A)	28,548	704,279
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Stem, Inc. (A)	29,907	$267,369
SunPower Corp. (A)	16,985	306,240
Thermon Group Holdings, Inc. (A)	7,113	142,829
TPI Composites, Inc. (A)	8,008	81,201
Vicor Corp. (A)	4,589	246,659
		6,767,325
Industrial conglomerates – 0.0%
Brookfield Business Corp., Class A	5,506	103,458
Machinery – 3.7%
3D Systems Corp. (A)	26,299	194,613
Alamo Group, Inc.	2,035	288,156
Albany International Corp., Class A	6,426	633,539
Altra Industrial Motion Corp.	13,434	802,682
Astec Industries, Inc.	4,763	193,664
Barnes Group, Inc.	10,139	414,178
Blue Bird Corp. (A)	3,640	38,984
Chart Industries, Inc. (A)	8,823	1,016,674
CIRCOR International, Inc. (A)	4,021	96,343
Columbus McKinnon Corp.	5,886	191,118
Desktop Metal, Inc., Class A (A)(B)	59,480	80,893
Douglas Dynamics, Inc.	4,699	169,916
Energy Recovery, Inc. (A)	11,645	238,606
Enerpac Tool Group Corp.	12,133	308,785
EnPro Industries, Inc.	4,260	463,019
ESCO Technologies, Inc.	5,277	461,949
Evoqua Water Technologies Corp. (A)	24,405	966,438
Federal Signal Corp.	12,227	568,189
Franklin Electric Company, Inc.	9,475	755,631
Helios Technologies, Inc.	6,751	367,524
Hillenbrand, Inc.	14,607	623,281
Hillman Solutions Corp. (A)	27,884	201,044
Hyliion Holdings Corp. (A)(B)	30,232	70,743
Hyster-Yale Materials Handling, Inc.	2,433	61,579
Hyzon Motors, Inc. (A)	19,787	30,670
John Bean Technologies Corp.	6,549	598,120
Kadant, Inc.	2,365	420,095
Kennametal, Inc.	16,879	406,109
Lindsay Corp.	2,226	362,504
Luxfer Holdings PLC	6,038	82,841
Markforged Holding Corp. (A)(B)	24,756	28,717
Microvast Holdings, Inc. (A)(B)	39,254	60,059
Miller Industries, Inc.	2,576	68,676
Mueller Industries, Inc.	11,474	676,966
Mueller Water Products, Inc., Class A	31,681	340,888
Nikola Corp. (A)(B)	71,319	154,049
Omega Flex, Inc.	665	62,058
Proterra, Inc. (A)	47,302	178,329
Proto Labs, Inc. (A)	5,746	146,695
RBC Bearings, Inc. (A)	5,881	1,231,187
REV Group, Inc.	7,424	93,691
SPX Technologies, Inc. (A)	9,113	598,268
Standex International Corp.	2,379	243,633
Tennant Company	3,734	229,902
Terex Corp.	13,893	593,509
The Gorman-Rupp Company	4,734	121,285
The Greenbrier Companies, Inc.	6,589	220,929
The Manitowoc Company, Inc. (A)	7,815	71,585
The Shyft Group, Inc.	7,362	183,019
Titan International, Inc. (A)	10,748	164,659
Trinity Industries, Inc.	17,099	505,617
Velo3D, Inc. (A)(B)	13,005	23,279
Wabash National Corp.	9,927	224,350

The accompanying notes are an integral part of the financial statements.	114

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Watts Water Technologies, Inc., Class A	5,594	$818,011
		18,147,248
Marine – 0.2%
Costamare, Inc.	10,952	101,635
Eagle Bulk Shipping, Inc.	2,746	137,135
Eneti, Inc.	4,351	43,728
Genco Shipping & Trading, Ltd.	7,538	115,784
Golden Ocean Group, Ltd.	25,259	219,501
Matson, Inc.	7,804	487,828
Safe Bulkers, Inc.	15,673	45,608
		1,151,219
Professional services – 1.6%
Alight, Inc., Class A (A)	70,098	586,019
ASGN, Inc. (A)	10,128	825,229
Barrett Business Services, Inc.	1,417	132,178
CBIZ, Inc. (A)	9,925	464,986
CRA International, Inc.	1,459	178,625
Exponent, Inc.	10,542	1,044,607
First Advantage Corp. (A)	12,204	158,652
Forrester Research, Inc. (A)	2,393	85,574
Franklin Covey Company (A)	2,518	117,767
Heidrick & Struggles International, Inc.	4,063	113,642
HireRight Holdings Corp. (A)	4,565	54,141
Huron Consulting Group, Inc. (A)	4,102	297,805
ICF International, Inc.	3,740	370,447
Insperity, Inc.	7,441	845,298
Kelly Services, Inc., Class A	7,361	124,401
Kforce, Inc.	4,174	228,860
Korn Ferry	10,933	553,428
Legalzoom.com, Inc. (A)	20,421	158,059
Planet Labs PBC (A)	32,664	142,088
Red Violet, Inc. (A)(B)	2,116	48,710
Resources Connection, Inc.	6,816	125,278
Skillsoft Corp. (A)(B)	19,309	25,102
Spire Global, Inc. (A)	30,360	29,146
Sterling Check Corp. (A)	5,064	78,340
TriNet Group, Inc. (A)	7,691	521,450
TrueBlue, Inc. (A)	6,858	134,280
Upwork, Inc. (A)	25,247	263,579
Willdan Group, Inc. (A)	2,585	46,142
		7,753,833
Road and rail – 0.6%
ArcBest Corp.	5,034	352,581
Covenant Logistics Group, Inc.	1,983	68,552
Daseke, Inc. (A)	9,142	52,018
Heartland Express, Inc.	9,381	143,905
Marten Transport, Ltd.	12,041	238,171
PAM Transportation Services, Inc. (A)	1,335	34,577
Saia, Inc. (A)	5,488	1,150,724
TuSimple Holdings, Inc., Class A (A)	32,449	53,216
Universal Logistics Holdings, Inc.	1,433	47,920
Werner Enterprises, Inc.	13,107	527,688
		2,669,352
Trading companies and distributors – 1.6%
Alta Equipment Group, Inc.	4,615	60,872
Applied Industrial Technologies, Inc.	7,853	989,714
Beacon Roofing Supply, Inc. (A)	10,582	558,624
BlueLinx Holdings, Inc. (A)	1,763	125,367
Boise Cascade Company	8,085	555,197
Custom Truck One Source, Inc. (A)	12,773	80,725
Distribution Solutions Group, Inc. (A)	1,118	41,209
DXP Enterprises, Inc. (A)	3,336	91,907
GATX Corp.	7,213	767,030
Global Industrial, Inc.	2,775	65,296
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
GMS, Inc. (A)	8,917	$444,067
H&E Equipment Services, Inc.	6,664	302,546
Herc Holdings, Inc.	5,239	689,295
Hudson Technologies, Inc. (A)	8,825	89,309
McGrath RentCorp	4,875	481,358
MRC Global, Inc. (A)	17,421	201,735
NOW, Inc. (A)	23,121	293,637
Rush Enterprises, Inc., Class A	7,855	410,659
Rush Enterprises, Inc., Class B	2,021	113,722
Textainer Group Holdings, Ltd.	9,047	280,547
Titan Machinery, Inc. (A)	4,194	166,628
Transcat, Inc. (A)	1,502	106,447
Triton International, Ltd.	12,163	836,571
Veritiv Corp.	2,725	331,660
		8,084,122
		73,725,446
Information technology – 12.2%
Communications equipment – 0.9%
ADTRAN Holdings, Inc.	15,733	295,623
Aviat Networks, Inc. (A)	2,353	73,390
Calix, Inc. (A)	11,858	811,443
Cambium Networks Corp. (A)	2,556	55,389
Clearfield, Inc. (A)	2,362	222,359
CommScope Holding Company, Inc. (A)	42,542	312,684
Comtech Telecommunications Corp.	6,033	73,241
Digi International, Inc. (A)	7,010	256,216
DZS, Inc. (A)	3,896	49,401
Extreme Networks, Inc. (A)	26,470	484,666
Harmonic, Inc. (A)	19,028	249,267
Infinera Corp. (A)	40,288	271,541
NETGEAR, Inc. (A)	6,102	110,507
NetScout Systems, Inc. (A)	14,208	461,902
Ribbon Communications, Inc. (A)	16,984	47,385
Viavi Solutions, Inc. (A)	47,115	495,179
		4,270,193
Electronic equipment, instruments and components – 2.2%
908 Devices, Inc. (A)	4,720	35,966
Advanced Energy Industries, Inc.	7,750	664,795
Aeva Technologies, Inc. (A)	22,689	30,857
Akoustis Technologies, Inc. (A)(B)	12,987	36,623
Arlo Technologies, Inc. (A)	18,292	64,205
Badger Meter, Inc.	5,999	654,071
Belden, Inc.	8,893	639,407
Benchmark Electronics, Inc.	7,049	188,138
CTS Corp.	6,457	254,535
ePlus, Inc. (A)	5,402	239,201
Evolv Technologies Holdings, Inc. (A)	18,971	49,135
Fabrinet (A)	7,595	973,831
FARO Technologies, Inc. (A)	4,047	119,022
Focus Universal, Inc. (A)	3,896	24,973
Identiv, Inc. (A)	5,066	36,678
Insight Enterprises, Inc. (A)	6,439	645,639
Itron, Inc. (A)	9,334	472,767
Kimball Electronics, Inc. (A)	5,136	116,022
Knowles Corp. (A)	18,405	302,210
Lightwave Logic, Inc. (A)(B)	23,680	102,061
Methode Electronics, Inc.	7,371	327,051
MicroVision, Inc. (A)(B)	35,064	82,400
Mirion Technologies, Inc. (A)	28,624	189,205
Napco Security Technologies, Inc. (A)	6,069	166,776
nLight, Inc. (A)	9,569	97,030
Novanta, Inc. (A)	7,333	996,335
OSI Systems, Inc. (A)	3,232	257,009
Ouster, Inc. (A)(B)	30,294	26,144

The accompanying notes are an integral part of the financial statements.	115

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
PAR Technology Corp. (A)	5,554	$144,793
PC Connection, Inc.	2,211	103,696
Plexus Corp. (A)	5,599	576,305
Rogers Corp. (A)	3,897	465,068
Sanmina Corp. (A)	11,678	669,033
ScanSource, Inc. (A)	5,239	153,084
SmartRent, Inc. (A)	27,394	66,567
TTM Technologies, Inc. (A)	20,727	312,563
Velodyne Lidar, Inc. (A)	44,203	32,653
Vishay Intertechnology, Inc.	26,715	576,243
Vishay Precision Group, Inc. (A)	2,731	105,553
		10,997,644
IT services – 1.9%
AvidXchange Holdings, Inc. (A)	30,570	303,866
BigCommerce Holdings, Inc., Series 1 (A)	13,852	121,066
Brightcove, Inc. (A)	9,452	49,434
Cantaloupe, Inc. (A)	12,550	54,593
Cass Information Systems, Inc.	2,962	135,719
Cerberus Cyber Sentinel Corp. (A)	10,178	25,954
Conduent, Inc. (A)	36,166	146,472
CSG Systems International, Inc.	6,522	373,058
DigitalOcean Holdings, Inc. (A)	14,500	369,315
Edgio, Inc. (A)	29,958	33,853
EVERTEC, Inc.	12,481	404,135
Evo Payments, Inc., Class A (A)	9,668	327,165
ExlService Holdings, Inc. (A)	6,658	1,128,065
Fastly, Inc., Class A (A)	23,686	193,988
Flywire Corp. (A)	11,833	289,554
Grid Dynamics Holdings, Inc. (A)	11,239	126,102
i3 Verticals, Inc., Class A (A)	4,664	113,522
IBEX Holdings, Ltd. (A)	1,581	39,288
Information Services Group, Inc.	7,823	35,986
International Money Express, Inc. (A)	6,540	159,380
Marqeta, Inc., Class A (A)	90,241	551,373
Maximus, Inc.	12,530	918,825
MoneyGram International, Inc. (A)	19,390	211,157
Paya Holdings, Inc. (A)	18,412	144,902
Payoneer Global, Inc. (A)	45,675	249,842
Paysafe, Ltd. (A)	6,328	87,896
Perficient, Inc. (A)	7,049	492,232
PFSweb, Inc.	4,074	25,055
Rackspace Technology, Inc. (A)(B)	12,797	37,751
Remitly Global, Inc. (A)	21,032	240,816
Repay Holdings Corp. (A)	18,420	148,281
Sabre Corp. (A)	67,549	417,453
Squarespace, Inc., Class A (A)	6,613	146,610
StoneCo, Ltd., Class A (A)	57,297	540,884
The Hackett Group, Inc.	5,765	117,433
TTEC Holdings, Inc.	3,876	171,048
Tucows, Inc., Class A (A)(B)	2,183	74,047
Unisys Corp. (A)	13,964	71,356
Verra Mobility Corp. (A)	29,354	405,966
		9,483,442
Semiconductors and semiconductor equipment – 2.5%
ACM Research, Inc., Class A (A)	10,111	77,956
Alpha & Omega Semiconductor, Ltd. (A)	4,552	130,051
Ambarella, Inc. (A)	7,568	622,317
Amkor Technology, Inc.	21,007	503,748
Atomera, Inc. (A)(B)	4,844	30,130
Axcelis Technologies, Inc. (A)	6,740	534,886
AXT, Inc. (A)	9,593	42,017
CEVA, Inc. (A)	4,855	124,191
Cohu, Inc. (A)	9,907	317,519
Credo Technology Group Holding, Ltd. (A)	20,020	266,466
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Diodes, Inc. (A)	9,210	$701,249
FormFactor, Inc. (A)	16,046	356,703
Ichor Holdings, Ltd. (A)	5,907	158,426
Impinj, Inc. (A)	4,432	483,886
Indie Semiconductor, Inc., Class A (A)	21,361	124,535
Kulicke & Soffa Industries, Inc.	11,791	521,870
MACOM Technology Solutions Holdings, Inc. (A)	10,455	658,456
MaxLinear, Inc. (A)	15,137	513,901
Onto Innovation, Inc. (A)	10,255	698,263
PDF Solutions, Inc. (A)	6,364	181,501
Photronics, Inc. (A)	12,338	207,649
Power Integrations, Inc.	11,752	842,853
Rambus, Inc. (A)	22,358	800,864
Semtech Corp. (A)	13,198	378,651
Silicon Laboratories, Inc. (A)	6,910	937,480
SiTime Corp. (A)	3,363	341,748
SMART Global Holdings, Inc. (A)	10,098	150,258
Synaptics, Inc. (A)	8,234	783,547
Ultra Clean Holdings, Inc. (A)	9,366	310,483
Veeco Instruments, Inc. (A)	10,462	194,384
		11,995,988
Software – 4.4%
8x8, Inc. (A)	23,625	102,060
A10 Networks, Inc.	13,342	221,877
ACI Worldwide, Inc. (A)	23,516	540,868
Adeia, Inc.	21,543	204,228
Agilysys, Inc. (A)	4,123	326,294
Alarm.com Holdings, Inc. (A)	9,977	493,662
Alkami Technology, Inc. (A)	7,689	112,183
Altair Engineering, Inc., Class A (A)	10,776	489,985
American Software, Inc., Class A	6,763	99,281
Amplitude, Inc., Class A (A)(B)	12,043	145,479
Appfolio, Inc., Class A (A)	3,984	419,834
Appian Corp., Class A (A)	8,312	270,639
Applied Digital Corp. (A)	15,335	28,216
Asana, Inc., Class A (A)	15,400	212,058
AvePoint, Inc. (A)	27,339	112,363
Benefitfocus, Inc. (A)	5,501	57,540
Blackbaud, Inc. (A)	9,618	566,115
Blackline, Inc. (A)	11,434	769,165
Blend Labs, Inc., Class A (A)	43,559	62,725
Box, Inc., Class A (A)	28,788	896,170
c3.ai, Inc., Class A (A)	12,883	144,161
Cerence, Inc. (A)	8,225	152,409
Cleanspark, Inc. (A)(B)	10,177	20,761
Clear Secure, Inc., Class A	12,888	353,518
CommVault Systems, Inc. (A)	9,135	574,043
Consensus Cloud Solutions, Inc. (A)	3,794	203,965
Couchbase, Inc. (A)(B)	6,065	80,422
CS Disco, Inc. (A)	5,035	31,821
Cvent Holding Corp. (A)	10,021	54,113
Digimarc Corp. (A)(B)	3,014	55,729
Digital Turbine, Inc. (A)	19,478	296,845
Domo, Inc., Class B (A)	6,495	92,489
Duck Creek Technologies, Inc. (A)	16,428	197,957
E2open Parent Holdings, Inc. (A)(B)	42,039	246,769
Ebix, Inc.	5,523	110,239
eGain Corp. (A)	4,373	39,488
Enfusion, Inc., Class A (A)	5,648	54,616
EngageSmart, Inc. (A)	7,379	129,870
Envestnet, Inc. (A)	11,333	699,246
Everbridge, Inc. (A)	8,349	246,963
EverCommerce, Inc. (A)	5,393	40,124
ForgeRock, Inc., Class A (A)	7,838	178,471

The accompanying notes are an integral part of the financial statements.	116

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Instructure Holdings, Inc. (A)	3,728	$87,384
Intapp, Inc. (A)	3,130	78,062
InterDigital, Inc.	6,281	310,784
KnowBe4, Inc., Class A (A)	15,043	372,766
LivePerson, Inc. (A)	14,647	148,521
LiveRamp Holdings, Inc. (A)	13,907	325,980
Marathon Digital Holdings, Inc. (A)(B)	24,550	83,961
Matterport, Inc. (A)	47,700	133,560
MeridianLink, Inc. (A)	4,922	67,579
MicroStrategy, Inc., Class A (A)(B)	1,954	276,628
Mitek Systems, Inc. (A)	9,185	89,003
Model N, Inc. (A)	7,509	304,565
Momentive Global, Inc. (A)	27,583	193,081
N-able, Inc. (A)	14,243	146,418
NextNav, Inc. (A)	14,443	42,318
Olo, Inc., Class A (A)	18,825	117,656
ON24, Inc. (A)	8,786	75,823
OneSpan, Inc. (A)	8,424	94,265
PagerDuty, Inc. (A)	17,907	475,610
PowerSchool Holdings, Inc., Class A (A)	9,561	220,668
Progress Software Corp.	8,894	448,702
PROS Holdings, Inc. (A)	8,533	207,011
Q2 Holdings, Inc. (A)	11,712	314,701
Qualys, Inc. (A)	7,948	892,004
Rapid7, Inc. (A)	12,268	416,867
Rimini Street, Inc. (A)	10,746	40,942
Riot Blockchain, Inc. (A)(B)	33,181	112,484
Sapiens International Corp. NV	6,497	120,065
ShotSpotter, Inc. (A)	1,934	65,427
SolarWinds Corp. (A)	10,233	95,781
Sprout Social, Inc., Class A (A)	9,679	546,476
SPS Commerce, Inc. (A)	7,436	955,005
Sumo Logic, Inc. (A)	24,209	196,093
Telos Corp. (A)	11,552	58,800
Tenable Holdings, Inc. (A)	23,132	882,486
Upland Software, Inc. (A)	6,287	44,826
UserTesting, Inc. (A)(B)	10,158	76,287
Varonis Systems, Inc. (A)	22,634	541,858
Verint Systems, Inc. (A)	13,147	476,973
Veritone, Inc. (A)	7,164	37,969
Weave Communications, Inc. (A)	6,932	31,749
Workiva, Inc. (A)	9,866	828,448
Xperi, Inc. (A)	8,646	74,442
Yext, Inc. (A)	24,133	157,588
Zeta Global Holdings Corp., Class A (A)	22,904	187,126
Zuora, Inc., Class A (A)	25,937	164,959
		21,754,462
Technology hardware, storage and peripherals – 0.3%
Avid Technology, Inc. (A)	7,493	199,239
Corsair Gaming, Inc. (A)	8,087	109,741
Diebold Nixdorf, Inc. (A)	16,905	24,005
Eastman Kodak Company (A)(B)	12,835	39,147
IonQ, Inc. (A)(B)	25,403	87,640
Super Micro Computer, Inc. (A)	9,543	783,480
Turtle Beach Corp. (A)	3,489	25,016
Xerox Holdings Corp.	23,798	347,451
		1,615,719
		60,117,448
Materials – 4.1%
Chemicals – 2.0%
AdvanSix, Inc.	5,606	213,140
American Vanguard Corp.	5,918	128,480
Amyris, Inc. (A)(B)	42,810	65,499
Aspen Aerogels, Inc. (A)	6,510	76,753
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Avient Corp.	18,862	$636,781
Balchem Corp.	6,556	800,553
Cabot Corp.	11,403	762,177
Chase Corp.	1,535	132,409
Danimer Scientific, Inc. (A)(B)	21,880	39,165
Diversey Holdings, Ltd. (A)	17,021	72,509
Ecovyst, Inc. (A)	14,539	128,816
FutureFuel Corp.	5,889	47,878
Hawkins, Inc.	4,013	154,902
HB Fuller Company	10,896	780,372
Ingevity Corp. (A)	7,915	557,533
Innospec, Inc.	5,038	518,209
Intrepid Potash, Inc. (A)	2,299	66,372
Koppers Holdings, Inc.	4,459	125,744
Kronos Worldwide, Inc.	4,674	43,936
Livent Corp. (A)	33,512	665,883
LSB Industries, Inc. (A)	15,123	201,136
Mativ Holdings, Inc.	11,290	235,961
Minerals Technologies, Inc.	6,625	402,270
Origin Materials, Inc. (A)	22,706	104,675
Orion Engineered Carbons SA	12,542	223,373
Perimeter Solutions SA (A)	24,966	228,189
PureCycle Technologies, Inc. (A)(B)	22,415	151,525
Quaker Chemical Corp.	2,808	468,655
Rayonier Advanced Materials, Inc. (A)	12,782	122,707
Sensient Technologies Corp.	8,622	628,716
Stepan Company	4,327	460,652
Tredegar Corp.	6,187	63,231
Trinseo PLC	7,370	167,373
Tronox Holdings PLC	24,204	331,837
		9,807,411
Construction materials – 0.2%
Summit Materials, Inc., Class A (A)	24,882	706,398
United States Lime & Minerals, Inc.	435	61,231
		767,629
Containers and packaging – 0.3%
Greif, Inc., Class A	5,074	340,262
Greif, Inc., Class B	1,201	93,954
Myers Industries, Inc.	7,615	169,281
O-I Glass, Inc. (A)	32,072	531,433
Pactiv Evergreen, Inc.	9,056	102,876
Ranpak Holdings Corp. (A)	9,614	55,473
TriMas Corp.	8,646	239,840
		1,533,119
Metals and mining – 1.5%
1911 Gold Corp. (A)	5,045	572
5E Advanced Materials, Inc. (A)	8,020	63,198
Alpha Metallurgical Resources, Inc.	3,149	460,982
Arconic Corp. (A)	21,191	448,402
ATI, Inc. (A)	25,551	762,953
Carpenter Technology Corp.	9,947	367,442
Century Aluminum Company (A)	11,076	90,602
Coeur Mining, Inc. (A)	58,049	195,045
Commercial Metals Company	24,307	1,174,028
Compass Minerals International, Inc.	7,108	291,428
Constellium SE (A)	26,050	308,172
Dakota Gold Corp. (A)	12,143	37,036
Ferroglobe PLC (A)(C)	17,737	0
Haynes International, Inc.	2,610	119,251
Hecla Mining Company	114,672	637,576
Ivanhoe Electric, Inc. (A)	2,889	35,101
Kaiser Aluminum Corp.	3,261	247,706
Materion Corp.	4,224	369,642
Novagold Resources, Inc. (A)	49,869	298,217

The accompanying notes are an integral part of the financial statements.	117

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Olympic Steel, Inc.	2,086	$70,048
Pan American Silver Corp., CVR (A)	88,114	50,313
Piedmont Lithium, Inc. (A)	3,604	158,648
Ramaco Resources, Inc.	4,856	42,684
Ryerson Holding Corp.	3,879	117,379
Schnitzer Steel Industries, Inc., Class A	5,343	163,763
SunCoke Energy, Inc.	17,201	148,445
TimkenSteel Corp. (A)	9,312	169,199
Warrior Met Coal, Inc.	10,425	361,122
Worthington Industries, Inc.	6,446	320,431
		7,509,385
Paper and forest products – 0.1%
Clearwater Paper Corp. (A)	3,530	133,469
Glatfelter Corp.	10,006	27,817
Resolute Forest Products, Inc. (A)	9,238	199,448
Sylvamo Corp.	7,238	351,694
		712,428
		20,329,972
Real estate – 6.2%
Equity real estate investment trusts – 5.6%
Acadia Realty Trust	19,175	275,161
Agree Realty Corp.	17,890	1,268,938
Alexander & Baldwin, Inc.	15,015	281,231
Alexander's, Inc.	380	83,623
American Assets Trust, Inc.	10,044	266,166
Apartment Investment and Management Company, Class A	31,445	223,888
Apple Hospitality REIT, Inc.	44,294	698,959
Armada Hoffler Properties, Inc.	14,067	161,771
Ashford Hospitality Trust, Inc. (A)	8,051	35,988
Braemar Hotels & Resorts, Inc.	14,940	61,403
Brandywine Realty Trust	35,269	216,904
Broadstone Net Lease, Inc.	35,818	580,610
BRT Apartments Corp.	2,769	54,383
CareTrust REIT, Inc.	19,900	369,742
CBL & Associates Properties, Inc.	5,862	135,295
Centerspace	3,153	184,987
Chatham Lodging Trust	10,679	131,031
City Office REIT, Inc.	8,917	74,724
Community Healthcare Trust, Inc.	4,869	174,310
Corporate Office Properties Trust	22,856	592,885
CTO Realty Growth, Inc.	4,047	73,979
DiamondRock Hospitality Company	43,520	356,429
Diversified Healthcare Trust	54,192	35,051
Easterly Government Properties, Inc.	18,297	261,098
Elme Communities	17,729	315,576
Empire State Realty Trust, Inc., Class A	28,779	193,970
Equity Commonwealth	21,471	536,131
Essential Properties Realty Trust, Inc.	28,939	679,198
Farmland Partners, Inc.	9,604	119,666
Four Corners Property Trust, Inc.	16,851	436,946
Franklin Street Properties Corp.	22,306	60,895
Getty Realty Corp.	8,537	288,977
Gladstone Commercial Corp.	8,265	152,903
Gladstone Land Corp.	6,871	126,083
Global Medical REIT, Inc.	12,731	120,690
Global Net Lease, Inc.	21,345	268,307
Hersha Hospitality Trust, Class A	7,243	61,710
Independence Realty Trust, Inc.	46,399	782,287
Indus Realty Trust, Inc.	1,183	75,109
Industrial Logistics Properties Trust	15,067	49,269
Innovative Industrial Properties, Inc.	5,748	582,560
InvenTrust Properties Corp.	13,916	329,392
iStar, Inc.	14,438	110,162
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Kite Realty Group Trust	44,964	$946,492
LTC Properties, Inc.	7,920	281,398
LXP Industrial Trust	57,866	579,817
National Health Investors, Inc.	8,966	468,205
Necessity Retail REIT, Inc.	28,491	168,952
NETSTREIT Corp.	10,827	198,459
NexPoint Residential Trust, Inc.	4,719	205,371
Office Properties Income Trust	10,135	135,302
One Liberty Properties, Inc.	3,733	82,947
Orion Office REIT, Inc.	12,292	104,974
Outfront Media, Inc.	30,259	501,694
Paramount Group, Inc.	38,882	230,959
Pebblebrook Hotel Trust	26,931	360,606
Phillips Edison & Company, Inc.	24,007	764,383
Physicians Realty Trust	46,614	674,505
Piedmont Office Realty Trust, Inc., Class A	24,993	229,186
Plymouth Industrial REIT, Inc.	7,973	152,922
Postal Realty Trust, Inc., Class A	4,161	60,459
PotlatchDeltic Corp.	16,459	724,031
Retail Opportunity Investments Corp.	24,907	374,352
RLJ Lodging Trust	34,206	362,242
RPT Realty	17,767	178,381
Ryman Hospitality Properties, Inc.	11,084	906,450
Sabra Health Care REIT, Inc.	47,541	590,935
Safehold, Inc.	5,672	162,333
Saul Centers, Inc.	2,554	103,897
Service Properties Trust	35,317	257,461
SITE Centers Corp.	40,131	548,189
STAG Industrial, Inc.	37,212	1,202,320
Summit Hotel Properties, Inc.	22,638	163,446
Sunstone Hotel Investors, Inc.	44,070	425,716
Tanger Factory Outlet Centers, Inc.	21,021	377,117
Terreno Realty Corp.	15,298	869,997
The Macerich Company	44,668	502,962
UMH Properties, Inc.	10,538	169,662
Uniti Group, Inc.	49,375	273,044
Universal Health Realty Income Trust	2,670	127,439
Urban Edge Properties	23,433	330,171
Urstadt Biddle Properties, Inc., Class A	6,619	125,430
Veris Residential, Inc. (A)	17,911	285,322
Whitestone REIT	10,143	97,779
Xenia Hotels & Resorts, Inc.	23,769	313,275
		27,506,969
Real estate management and development – 0.6%
Anywhere Real Estate, Inc. (A)	23,085	147,513
Compass, Inc., Class A (A)	57,556	134,105
Cushman & Wakefield PLC (A)	32,802	408,713
DigitalBridge Group, Inc.	32,960	360,582
Douglas Elliman, Inc.	16,788	68,327
eXp World Holdings, Inc. (B)	14,593	161,690
Forestar Group, Inc. (A)	3,942	60,746
FRP Holdings, Inc. (A)	1,489	80,198
Kennedy-Wilson Holdings, Inc.	24,435	384,363
Marcus & Millichap, Inc.	5,110	176,040
Newmark Group, Inc., Class A	29,664	236,422
RE/MAX Holdings, Inc., Class A	3,975	74,094
Redfin Corp. (A)(B)	23,133	98,084
Stratus Properties, Inc.	1,371	26,447
Tejon Ranch Company (A)	4,710	88,736
The RMR Group, Inc., Class A	3,410	96,333
The St. Joe Company	7,060	272,869
		2,875,262
		30,382,231

The accompanying notes are an integral part of the financial statements.	118

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Utilities – 3.4%
Electric utilities – 0.7%
ALLETE, Inc.	11,824	$762,766
MGE Energy, Inc.	7,555	531,872
Otter Tail Corp.	8,494	498,683
PNM Resources, Inc.	17,556	856,557
Portland General Electric Company	18,428	902,972
		3,552,850
Gas utilities – 1.2%
Brookfield Infrastructure Corp., Class A	20,210	786,169
Chesapeake Utilities Corp.	3,597	425,093
New Jersey Resources Corp.	19,820	983,468
Northwest Natural Holding Company	7,043	335,176
ONE Gas, Inc.	11,048	836,555
South Jersey Industries, Inc.	25,264	897,630
Southwest Gas Holdings, Inc.	13,768	851,964
Spire, Inc.	10,448	719,449
		5,835,504
Independent power and renewable electricity producers – 0.5%
Altus Power, Inc. (A)	9,483	61,829
Clearway Energy, Inc., Class A	7,939	237,535
Clearway Energy, Inc., Class C	16,405	522,827
Montauk Renewables, Inc. (A)(B)	13,332	147,052
Ormat Technologies, Inc. (B)	10,088	872,410
Sunnova Energy International, Inc. (A)	20,575	370,556
		2,212,209
Multi-utilities – 0.5%
Avista Corp.	15,227	675,165
Black Hills Corp.	13,375	940,798
NorthWestern Corp.	11,964	709,944
Unitil Corp.	3,399	174,573
		2,500,480
Water utilities – 0.5%
American States Water Company	7,617	704,953
Artesian Resources Corp., Class A	2,102	123,135
California Water Service Group	11,221	680,441
Global Water Resources, Inc.	2,565	34,063
Middlesex Water Company	3,623	285,021
Pure Cycle Corp. (A)	4,490	47,055
SJW Group	5,587	453,609
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Water utilities (continued)
The York Water Company	3,328	$149,693
		2,477,970
		16,579,013
TOTAL COMMON STOCKS (Cost $436,343,202)		$472,776,529
RIGHTS – 0.0%
PLBY Group, Inc. (A)(B)(D)	7,052	0
TOTAL RIGHTS (Cost $0)		$0
WARRANTS – 0.0%
Nabors Industries, Ltd. (Expiration Date: 6-11-26; Strike Price: $166.67) (A)	668	21,977
Triumph Group, Inc. (Expiration Date: 12-19-23; Strike Price: $12.35) (A)	4,026	2,697
TOTAL WARRANTS (Cost $0)		$24,674
SHORT-TERM INVESTMENTS – 5.1%
Short-term funds – 5.1%
John Hancock Collateral Trust, 4.2988% (E)(F)	2,484,985	24,839,413
TOTAL SHORT-TERM INVESTMENTS (Cost $24,833,272)		$24,839,413
Total Investments (Small Cap Index Trust) (Cost $461,176,474) – 101.1%		$497,640,616
Other assets and liabilities, net – (1.1%)		(5,181,650)
TOTAL NET ASSETS – 100.0%		$492,458,966
Security Abbreviations and Legend
CVR	Contingent Value Right
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Strike price and/or expiration date not available.
(E)	The rate shown is the annualized seven-day yield as of 12-31-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $5,412,941.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	226	Long	Mar 2023	$20,667,452	$20,011,170	$(656,282)
						$(656,282)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	119

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.7%
Communication services – 1.9%
Diversified telecommunication services – 0.3%
ATN International, Inc.	1,281	$58,042
Communications Systems, Inc. (A)(B)	450	0
Consolidated Communications Holdings, Inc. (B)	4,985	17,846
EchoStar Corp., Class A (B)	4,430	73,892
Frontier Communications Parent, Inc. (B)	1,135	28,920
Liberty Latin America, Ltd., Class A (B)	4,204	31,656
Liberty Latin America, Ltd., Class C (B)	11,346	86,230
Lumen Technologies, Inc.	22,539	117,654
		414,240
Entertainment – 0.1%
FG Group Holdings, Inc. (B)	1,114	2,919
Lions Gate Entertainment Corp., Class A (B)	5,809	33,169
Lions Gate Entertainment Corp., Class B (B)	9,367	50,863
Madison Square Garden Entertainment Corp. (B)	1,748	78,608
Reading International, Inc., Class A (B)	1,100	3,047
The Marcus Corp.	2,916	41,961
		210,567
Interactive media and services – 0.2%
Cars.com, Inc. (B)	5,579	76,823
DHI Group, Inc. (B)	5,212	27,571
QuinStreet, Inc. (B)	1,887	27,078
TrueCar, Inc. (B)	8,052	20,211
Yelp, Inc. (B)	1,685	46,068
Ziff Davis, Inc. (B)	654	51,731
		249,482
Media – 1.2%
AMC Networks, Inc., Class A (B)	2,542	39,833
Beasley Broadcast Group, Inc., Class A (B)	502	462
Boston Omaha Corp., Class A (B)	2,031	53,822
Cable One, Inc.	29	20,644
comScore, Inc. (B)	2,845	3,300
Cumulus Media, Inc., Class A (B)	1,193	7,409
Daily Journal Corp. (B)	41	10,271
DallasNews Corp.	1,059	4,067
DISH Network Corp., Class A (B)	1,108	15,556
Entravision Communications Corp., Class A	5,075	24,360
Fluent, Inc. (B)	5,600	6,104
Gannett Company, Inc. (B)	12,679	25,738
Gray Television, Inc.	6,546	73,250
iHeartMedia, Inc., Class A (B)	2,266	13,891
Integral Ad Science Holding Corp. (B)	1,476	12,974
John Wiley & Sons, Inc., Class A	2,376	95,183
Magnite, Inc. (B)	4,210	44,584
News Corp., Class A	20,011	364,200
News Corp., Class B	10,611	195,667
Nexstar Media Group, Inc.	1,859	325,381
PubMatic, Inc., Class A (B)	1,596	20,445
Scholastic Corp.	2,276	89,811
Sinclair Broadcast Group, Inc., Class A	748	11,601
TEGNA, Inc.	8,149	172,677
The EW Scripps Company (B)	5,843	77,069
Thryv Holdings, Inc. (B)	2,842	53,998
Urban One, Inc. (B)	3,100	11,656
		1,773,953
Wireless telecommunication services – 0.1%
Shenandoah Telecommunications Company	3,663	58,168
Spok Holdings, Inc.	3,863	31,638
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Wireless telecommunication services (continued)
Telephone & Data Systems, Inc.	7,131	$74,804
United States Cellular Corp. (B)	2,963	61,779
		226,389
		2,874,631
Consumer discretionary – 13.9%
Auto components – 2.2%
Adient PLC (B)	6,695	232,250
American Axle & Manufacturing Holdings, Inc. (B)	9,766	76,370
Autoliv, Inc.	2,401	183,869
BorgWarner, Inc.	15,544	625,646
Cooper-Standard Holdings, Inc. (B)	1,311	11,878
Dana, Inc.	10,994	166,339
Dorman Products, Inc. (B)	5,435	439,528
Fox Factory Holding Corp. (B)	9,668	882,012
LCI Industries	1,051	97,165
Lear Corp.	1,143	141,755
Modine Manufacturing Company (B)	4,925	97,811
Motorcar Parts of America, Inc. (B)	1,585	18,798
Patrick Industries, Inc.	1,685	102,111
Standard Motor Products, Inc.	1,901	66,155
Stoneridge, Inc. (B)	1,672	36,048
Strattec Security Corp. (B)	924	18,988
The Goodyear Tire & Rubber Company (B)	19,283	195,722
		3,392,445
Automobiles – 0.3%
Harley-Davidson, Inc.	3,482	144,851
Thor Industries, Inc.	2,219	167,512
Winnebago Industries, Inc.	2,220	116,994
		429,357
Distributors – 0.0%
Funko, Inc., Class A (B)	2,763	30,144
Weyco Group, Inc.	1,316	27,847
		57,991
Diversified consumer services – 1.2%
2U, Inc. (B)	2,844	17,832
ADT, Inc.	10,644	96,541
Adtalem Global Education, Inc. (B)	4,339	154,035
American Public Education, Inc. (B)	1,450	17,821
Graham Holdings Company, Class B	347	209,661
Grand Canyon Education, Inc. (B)	8,959	946,608
Laureate Education, Inc.	7,829	75,315
Lincoln Educational Services Corp. (B)	1,100	6,369
Perdoceo Education Corp. (B)	5,378	74,754
Strategic Education, Inc.	1,691	132,439
Stride, Inc. (B)	2,888	90,337
Universal Technical Institute, Inc. (B)	3,087	20,745
		1,842,457
Hotels, restaurants and leisure – 1.4%
Ark Restaurants Corp.	64	1,060
Biglari Holdings, Inc., Class A (B)	3	2,067
Biglari Holdings, Inc., Class B (B)	102	14,158
BJ's Restaurants, Inc. (B)	1,781	46,983
Carrols Restaurant Group, Inc. (B)	1,688	2,296
Churchill Downs, Inc.	3,598	760,725
Chuy's Holdings, Inc. (B)	22,447	635,250
El Pollo Loco Holdings, Inc.	2,613	26,025
Fiesta Restaurant Group, Inc. (B)	1,348	9,908
Krispy Kreme, Inc.	30,620	315,998
Marriott Vacations Worldwide Corp.	466	62,719
Monarch Casino & Resort, Inc. (B)	1,074	82,580
Penn Entertainment, Inc. (B)	3,635	107,960

The accompanying notes are an integral part of the financial statements.	120

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Playa Hotels & Resorts NV (B)	13,271	$86,660
RCI Hospitality Holdings, Inc.	396	36,903
		2,191,292
Household durables – 2.7%
Bassett Furniture Industries, Inc.	1,234	21,447
Beazer Homes USA, Inc. (B)	3,089	39,416
Cavco Industries, Inc. (B)	713	161,316
Century Communities, Inc.	2,560	128,026
Ethan Allen Interiors, Inc.	2,768	73,131
Flexsteel Industries, Inc.	1,118	17,217
GoPro, Inc., Class A (B)	10,155	50,572
Green Brick Partners, Inc. (B)	2,414	58,491
Hooker Furnishings Corp.	1,821	34,053
Hovnanian Enterprises, Inc., Class A (B)	292	12,287
iRobot Corp. (B)	1,143	55,013
KB Home	6,043	192,470
La-Z-Boy, Inc.	3,039	69,350
Legacy Housing Corp. (B)	1,185	22,468
LGI Homes, Inc. (B)	1,611	149,179
Lifetime Brands, Inc.	2,931	22,246
M/I Homes, Inc. (B)	2,195	101,365
MDC Holdings, Inc.	5,127	162,013
Meritage Homes Corp. (B)	2,251	207,542
Mohawk Industries, Inc. (B)	3,620	370,036
Newell Brands, Inc.	15,347	200,739
PulteGroup, Inc.	13,332	607,006
Taylor Morrison Home Corp. (B)	7,865	238,703
Toll Brothers, Inc.	8,961	447,333
TopBuild Corp. (B)	2,396	374,950
Tri Pointe Homes, Inc. (B)	9,765	181,531
Universal Electronics, Inc. (B)	745	15,503
VOXX International Corp. (B)	3,131	26,238
Whirlpool Corp.	98	13,863
		4,053,504
Internet and direct marketing retail – 0.4%
1-800-Flowers.com, Inc., Class A (B)	3,196	30,554
Duluth Holdings, Inc., Class B (B)	1,106	6,835
Lands' End, Inc. (B)	2,354	17,867
Qurate Retail, Inc., Series A (B)	22,636	36,897
Revolve Group, Inc. (B)	21,940	488,384
		580,537
Leisure products – 0.3%
Acushnet Holdings Corp.	3,459	146,869
American Outdoor Brands, Inc. (B)	1,873	18,767
AMMO, Inc. (B)	4,648	8,041
Escalade, Inc.	2,724	27,730
Johnson Outdoors, Inc., Class A	766	50,648
Malibu Boats, Inc., Class A (B)	942	50,209
Nautilus, Inc. (B)	1,580	2,417
Smith & Wesson Brands, Inc.	4,844	42,046
Solo Brands, Inc., Class A (B)	2,350	8,742
Topgolf Callaway Brands Corp. (B)	2,401	47,420
Vista Outdoor, Inc. (B)	3,701	90,193
		493,082
Multiline retail – 0.7%
Big Lots, Inc.	2,901	42,645
Dillard's, Inc., Class A (C)	1,303	421,130
Franchise Group, Inc.	454	10,814
Kohl's Corp.	8,128	205,232
Macy's, Inc.	13,806	285,094
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multiline retail (continued)
Ollie's Bargain Outlet Holdings, Inc. (B)	334	$15,645
		980,560
Specialty retail – 3.9%
Abercrombie & Fitch Company, Class A (B)	4,970	113,863
Academy Sports & Outdoors, Inc.	3,772	198,181
American Eagle Outfitters, Inc. (C)	15,528	216,771
America's Car-Mart, Inc. (B)	465	33,601
Asbury Automotive Group, Inc. (B)	887	158,995
AutoNation, Inc. (B)	5,327	571,587
Barnes & Noble Education, Inc. (B)	4,024	7,042
Big 5 Sporting Goods Corp. (C)	2,004	17,695
Boot Barn Holdings, Inc. (B)	574	35,886
Build-A-Bear Workshop, Inc. (B)	2,470	58,885
Caleres, Inc.	856	19,072
Chico's FAS, Inc. (B)	8,871	43,645
Citi Trends, Inc. (B)	367	9,718
Conn's, Inc. (B)	2,177	14,978
Designer Brands, Inc., Class A	2,923	28,587
Dick's Sporting Goods, Inc.	236	28,388
Five Below, Inc. (B)	5,484	969,955
Foot Locker, Inc. (C)	6,590	249,036
Genesco, Inc. (B)	1,311	60,332
Group 1 Automotive, Inc.	1,465	264,242
Guess?, Inc. (C)	5,350	110,692
Haverty Furniture Companies, Inc.	1,613	48,229
Hibbett, Inc.	1,098	74,906
Lithia Motors, Inc.	3,859	790,092
LL Flooring Holdings, Inc. (B)	1,480	8,318
MarineMax, Inc. (B)	2,016	62,940
Monro, Inc.	1,618	73,134
National Vision Holdings, Inc. (B)	827	32,055
Penske Automotive Group, Inc.	4,213	484,200
Rent-A-Center, Inc.	2,379	53,646
Shoe Carnival, Inc.	2,304	55,089
Signet Jewelers, Ltd.	3,675	249,900
Sonic Automotive, Inc., Class A	1,892	93,219
Sportsman's Warehouse Holdings, Inc. (B)	3,273	30,799
The Aaron's Company, Inc.	1,356	16,204
The Cato Corp., Class A	1,957	18,259
The Children's Place, Inc. (B)	930	33,871
The Container Store Group, Inc. (B)	3,997	17,227
The Gap, Inc.	18,158	204,822
The ODP Corp. (B)	3,276	149,189
Tilly's, Inc., Class A (B)	712	6,444
Urban Outfitters, Inc. (B)	6,474	154,405
Zumiez, Inc. (B)	1,822	39,610
		5,907,709
Textiles, apparel and luxury goods – 0.8%
Capri Holdings, Ltd. (B)	2,090	119,799
Culp, Inc.	334	1,533
Delta Apparel, Inc. (B)	500	5,305
Fossil Group, Inc. (B)	3,231	13,926
G-III Apparel Group, Ltd. (B)	3,404	46,669
Lakeland Industries, Inc. (B)	1,110	14,763
Movado Group, Inc.	1,758	56,696
Oxford Industries, Inc.	5,440	506,899
Peace Mark Holdings, Ltd. (A)(B)	464,000	0
PVH Corp.	3,840	271,066
Ralph Lauren Corp.	189	19,972
Rocky Brands, Inc.	802	18,943
Skechers USA, Inc., Class A (B)	1,193	50,046
Steven Madden, Ltd.	1,460	46,662
Superior Group of Companies, Inc.	663	6,670
Unifi, Inc. (B)	2,453	21,120

The accompanying notes are an integral part of the financial statements.	121

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Vera Bradley, Inc. (B)	2,034	$9,214
Wolverine World Wide, Inc.	3,251	35,533
		1,244,816
		21,173,750
Consumer staples – 3.6%
Beverages – 0.4%
MGP Ingredients, Inc.	571	60,743
Molson Coors Beverage Company, Class B	8,585	442,299
The Duckhorn Portfolio, Inc. (B)	4,647	77,001
		580,043
Food and staples retailing – 1.4%
Grocery Outlet Holding Corp. (B)	1,660	48,455
Ingles Markets, Inc., Class A	1,365	131,668
Natural Grocers by Vitamin Cottage, Inc.	1,014	9,268
Performance Food Group Company (B)	13,763	803,622
PriceSmart, Inc.	4,975	302,381
SpartanNash Company	3,523	106,536
Sprouts Farmers Market, Inc. (B)	4,052	131,163
The Andersons, Inc.	3,384	118,406
U.S. Foods Holding Corp. (B)	5,723	194,696
United Natural Foods, Inc. (B)	4,429	171,447
Village Super Market, Inc., Class A	685	15,954
Weis Markets, Inc.	2,371	195,110
		2,228,706
Food products – 1.3%
Alico, Inc.	650	15,516
B&G Foods, Inc. (C)	1,941	21,642
Calavo Growers, Inc.	337	9,908
Cal-Maine Foods, Inc.	3,993	217,419
Farmer Brothers Company (B)	1,069	4,928
Fresh Del Monte Produce, Inc.	3,959	103,686
Hostess Brands, Inc. (B)	8,707	195,385
Ingredion, Inc.	2,898	283,801
J&J Snack Foods Corp.	260	38,925
Lifecore Biomedical, Inc. (B)	3,130	20,282
Limoneira Company	2,147	26,215
Pilgrim's Pride Corp. (B)	2,893	68,651
Post Holdings, Inc. (B)	3,244	292,803
Seaboard Corp.	52	196,311
Seneca Foods Corp., Class A (B)	908	55,343
The Hain Celestial Group, Inc. (B)	4,728	76,499
The Simply Good Foods Company (B)	2,852	108,462
Tootsie Roll Industries, Inc.	1,415	60,237
TreeHouse Foods, Inc. (B)	3,311	163,497
Whole Earth Brands, Inc. (B)	1,600	6,512
		1,966,022
Household products – 0.2%
Central Garden & Pet Company (B)	1,553	58,160
Central Garden & Pet Company, Class A (B)	3,288	117,710
Oil-Dri Corp. of America	531	17,810
Spectrum Brands Holdings, Inc.	1,678	102,224
		295,904
Personal products – 0.2%
BellRing Brands, Inc. (B)	4,416	113,226
Edgewell Personal Care Company	3,845	148,186
Natural Alternatives International, Inc. (B)	200	1,678
Nature's Sunshine Products, Inc. (B)	1,118	9,302
Nu Skin Enterprises, Inc., Class A	2,131	89,843
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Personal products (continued)
The Honest Company, Inc. (B)	4,669	$14,054
		376,289
Tobacco – 0.1%
Universal Corp.	1,975	104,300
		5,551,264
Energy – 7.5%
Energy equipment and services – 2.0%
Archrock, Inc.	10,702	96,104
Bristow Group, Inc. (B)	1,645	44,629
ChampionX Corp.	26,464	767,191
Dril-Quip, Inc. (B)	2,386	64,828
Expro Group Holdings NV (B)	1,587	28,772
Geospace Technologies Corp. (B)	516	2,178
Gulf Island Fabrication, Inc. (B)	3,019	15,487
Helix Energy Solutions Group, Inc. (B)	12,029	88,774
Helmerich & Payne, Inc.	4,826	239,225
Liberty Energy, Inc.	9,594	153,600
Nabors Industries, Ltd. (B)	530	82,081
National Energy Services Reunited Corp. (B)	6,084	42,223
Natural Gas Services Group, Inc. (B)	2,620	30,025
Newpark Resources, Inc. (B)	6,750	28,013
Noble Corp. PLC (B)	1,638	61,769
NOV, Inc.	5,807	121,308
Oceaneering International, Inc. (B)	5,817	101,739
Oil States International, Inc. (B)	4,041	30,146
Patterson-UTI Energy, Inc.	12,012	202,282
ProPetro Holding Corp. (B)	7,061	73,223
RPC, Inc.	11,346	100,866
SEACOR Marine Holdings, Inc. (B)	2,432	22,277
Select Energy Services, Inc., Class A	7,658	70,760
Solaris Oilfield Infrastructure, Inc., Class A	1,100	10,923
TechnipFMC PLC (B)	24,797	302,275
Tidewater, Inc. (B)	2,791	102,848
Transocean, Ltd. (B)(C)	24,908	113,580
U.S. Silica Holdings, Inc. (B)	7,085	88,563
		3,085,689
Oil, gas and consumable fuels – 5.5%
Adams Resources & Energy, Inc.	724	28,178
Alto Ingredients, Inc. (B)	3,300	9,504
Antero Midstream Corp.	10,614	114,525
Antero Resources Corp. (B)	13,015	403,335
Ardmore Shipping Corp. (B)	2,232	32,163
Berry Corp.	5,062	40,496
California Resources Corp.	497	21,624
Callon Petroleum Company (B)	5,090	188,788
Chord Energy Corp.	1,566	214,244
Civitas Resources, Inc.	1,782	103,231
Clean Energy Fuels Corp. (B)	13,796	71,739
CNX Resources Corp. (B)	15,258	256,945
Comstock Resources, Inc.	6,135	84,111
CONSOL Energy, Inc.	3,700	240,500
Delek US Holdings, Inc.	5,312	143,424
DHT Holdings, Inc.	13,057	115,946
Dorian LPG, Ltd.	3,417	64,752
DT Midstream, Inc.	2,928	161,801
Earthstone Energy, Inc., Class A (B)	48,103	684,506
EnLink Midstream LLC (B)	9,223	113,443
Equitrans Midstream Corp.	15,655	104,889
Green Plains, Inc. (B)	3,377	102,999
Hallador Energy Company (B)	1,635	16,334
HF Sinclair Corp.	8,800	456,632
International Seaways, Inc.	3,851	142,564
Magnolia Oil & Gas Corp., Class A	29,903	701,225

The accompanying notes are an integral part of the financial statements.	122

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Matador Resources Company	17,819	$1,019,960
Murphy Oil Corp.	10,625	456,981
NACCO Industries, Inc., Class A	700	26,600
Nordic American Tankers, Ltd.	2,259	6,913
Overseas Shipholding Group, Inc., Class A (B)	5,561	16,071
PBF Energy, Inc., Class A	8,576	349,729
PDC Energy, Inc.	6,240	396,115
Peabody Energy Corp. (B)	9,665	255,349
Permian Resources Corp.	13,015	122,341
PHX Minerals, Inc.	557	2,167
Range Resources Corp.	1,941	48,564
REX American Resources Corp. (B)	1,287	41,004
Riley Exploration Permian, Inc.	491	14,450
SandRidge Energy, Inc. (B)	1,746	29,734
Scorpio Tankers, Inc.	4,048	217,661
SFL Corp., Ltd.	10,526	97,050
SilverBow Resources, Inc. (B)	324	9,163
Sitio Royalties Corp., Class A	914	26,378
SM Energy Company	5,199	181,081
Talos Energy, Inc. (B)	5,877	110,958
Teekay Corp. (B)	5,602	25,433
Teekay Tankers, Ltd., Class A (B)	2,780	85,652
World Fuel Services Corp.	4,219	115,305
		8,272,557
		11,358,246
Financials – 21.5%
Banks – 12.9%
1st Source Corp.	2,092	111,064
ACNB Corp.	394	15,685
Amalgamated Financial Corp.	2,221	51,172
Amerant Bancorp, Inc.	2,770	74,347
American National Bankshares, Inc.	991	36,598
Ameris Bancorp	18,005	848,756
Ames National Corp.	500	11,805
Arrow Financial Corp.	1,117	37,866
Associated Banc-Corp.	14,499	334,782
Atlantic Union Bankshares Corp.	15,963	560,940
Banc of California, Inc.	5,646	89,941
Bank of Marin Bancorp	1,851	60,861
Bank OZK	8,504	340,670
BankFinancial Corp.	2,146	22,597
BankUnited, Inc.	7,029	238,775
Bankwell Financial Group, Inc.	400	11,772
Banner Corp.	3,379	213,553
Bar Harbor Bankshares	1,690	54,148
BayCom Corp.	1,125	21,353
BCB Bancorp, Inc.	1,477	26,571
Berkshire Hills Bancorp, Inc.	4,838	144,656
Blue Ridge Bankshares, Inc.	682	8,518
BOK Financial Corp.	2,998	311,162
Brookline Bancorp, Inc.	6,310	89,287
Business First Bancshares, Inc.	1,362	30,155
Byline Bancorp, Inc.	3,345	76,835
C&F Financial Corp.	627	36,535
Cadence Bank	9,812	241,964
Cambridge Bancorp	121	10,050
Camden National Corp.	1,722	71,790
Capital City Bank Group, Inc.	1,865	60,613
Capstar Financial Holdings, Inc.	972	17,166
Carter Bankshares, Inc. (B)	1,494	24,785
Cathay General Bancorp	5,596	228,261
Central Pacific Financial Corp.	2,460	49,889
Central Valley Community Bancorp	600	12,708
Chemung Financial Corp.	723	33,164
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Citizens & Northern Corp.	960	$21,946
Civista Bancshares, Inc.	1,114	24,519
CNB Financial Corp.	1,562	37,160
Colony Bankcorp, Inc.	959	12,170
Columbia Banking System, Inc.	5,930	178,671
Comerica, Inc.	3,415	228,293
Community Trust Bancorp, Inc.	1,347	61,868
ConnectOne Bancorp, Inc.	2,683	64,955
CrossFirst Bankshares, Inc. (B)	3,053	37,888
Customers Bancorp, Inc. (B)	2,568	72,777
CVB Financial Corp.	1,357	34,943
Dime Community Bancshares, Inc.	3,390	107,904
Eagle Bancorp, Inc.	2,765	121,854
Eastern Bankshares, Inc.	1,815	31,309
Enterprise Bancorp, Inc.	246	8,684
Enterprise Financial Services Corp.	2,420	118,483
Equity Bancshares, Inc., Class A	1,442	47,110
Evans Bancorp, Inc.	380	14,208
Farmers National Banc Corp.	1,865	26,334
FB Financial Corp.	1,789	64,654
Financial Institutions, Inc.	1,481	36,077
First Bancorp (North Carolina)	2,905	124,450
First BanCorp (Puerto Rico)	14,979	190,533
First Bank	900	12,384
First Busey Corp.	4,369	108,002
First Business Financial Services, Inc.	1,366	49,927
First Citizens BancShares, Inc., Class A	299	226,750
First Commonwealth Financial Corp.	8,341	116,524
First Community Bankshares, Inc.	2,201	74,614
First Financial Bancorp	7,516	182,113
First Financial Corp.	1,432	65,987
First Financial Northwest, Inc.	1,100	16,478
First Foundation, Inc.	4,373	62,665
First Hawaiian, Inc.	9,183	239,125
First Horizon Corp.	25,469	623,991
First Internet Bancorp	777	18,866
First Interstate BancSystem, Inc., Class A	4,489	173,500
First Merchants Corp.	4,369	179,610
First Mid Bancshares, Inc.	1,570	50,366
First Northwest Bancorp	800	12,288
First Western Financial, Inc. (B)	421	11,851
Flushing Financial Corp.	2,921	56,609
FNB Corp.	16,986	221,667
Fulton Financial Corp.	12,592	211,923
German American Bancorp, Inc.	755	28,162
Great Southern Bancorp, Inc.	1,117	66,450
Guaranty Bancshares, Inc.	293	10,150
Hancock Whitney Corp.	7,556	365,635
Hanmi Financial Corp.	3,082	76,280
HarborOne Bancorp, Inc.	4,217	58,616
Heartland Financial USA, Inc.	2,917	135,991
Heritage Commerce Corp.	5,322	69,186
Heritage Financial Corp.	2,815	86,252
Hilltop Holdings, Inc.	4,528	135,885
HomeStreet, Inc.	1,802	49,699
HomeTrust Bancshares, Inc.	560	13,535
Hope Bancorp, Inc.	10,431	133,621
Horizon Bancorp, Inc.	3,849	58,043
Independent Bank Corp. (Massachusetts)	2,387	201,534
Independent Bank Corp. (Michigan)	1,806	43,200
Independent Bank Group, Inc.	2,888	173,511
International Bancshares Corp.	4,680	214,157
Investar Holding Corp.	500	10,765
Lakeland Bancorp, Inc.	5,402	95,129
LCNB Corp.	600	10,800

The accompanying notes are an integral part of the financial statements.	123

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Macatawa Bank Corp.	5,091	$56,154
Mercantile Bank Corp.	1,666	55,778
Metrocity Bankshares, Inc.	637	13,778
Metropolitan Bank Holding Corp. (B)	762	44,707
Mid Penn Bancorp, Inc.	1,196	35,844
Midland States Bancorp, Inc.	1,553	41,341
MidWestOne Financial Group, Inc.	1,343	42,640
MVB Financial Corp.	300	6,606
National Bank Holdings Corp., Class A	1,336	56,206
National Bankshares, Inc.	622	25,067
NBT Bancorp, Inc.	2,964	128,697
Nicolet Bankshares, Inc. (B)	711	56,731
Northeast Bank	770	32,417
Northrim BanCorp, Inc.	647	35,307
Northwest Bancshares, Inc.	9,669	135,173
Norwood Financial Corp.	1,188	39,727
OceanFirst Financial Corp.	5,012	106,505
OFG Bancorp	4,124	113,657
Old National Bancorp	18,139	326,139
Old Second Bancorp, Inc.	2,721	43,645
Origin Bancorp, Inc.	1,486	54,536
Orrstown Financial Services, Inc.	500	11,580
Pacific Premier Bancorp, Inc.	6,740	212,714
PacWest Bancorp	8,040	184,518
Pathward Financial, Inc.	2,595	111,715
PCB Bancorp	836	14,789
PCSB Financial Corp.	1,342	25,552
Peapack-Gladstone Financial Corp.	1,625	60,483
Penns Woods Bancorp, Inc.	1,188	31,625
Peoples Bancorp, Inc.	2,883	81,445
Pinnacle Financial Partners, Inc.	11,078	813,125
Popular, Inc.	5,455	361,776
Preferred Bank	388	28,953
Premier Financial Corp.	2,467	66,535
Primis Financial Corp.	3,850	45,623
Prosperity Bancshares, Inc.	5,378	390,873
QCR Holdings, Inc.	1,449	71,928
RBB Bancorp	1,075	22,414
Renasant Corp.	3,529	132,655
Republic Bancorp, Inc., Class A	1,449	59,293
Republic First Bancorp, Inc. (B)	2,700	5,805
Riverview Bancorp, Inc.	3,925	30,144
S&T Bancorp, Inc.	3,436	117,442
Sandy Spring Bancorp, Inc.	3,344	117,809
Seacoast Banking Corp. of Florida	1,753	54,676
Shore Bancshares, Inc.	2,225	38,782
Sierra Bancorp	1,759	37,361
Simmons First National Corp., Class A	7,407	159,843
SmartFinancial, Inc.	886	24,365
South Plains Financial, Inc.	443	12,196
Southern First Bancshares, Inc. (B)	537	24,568
Southside Bancshares, Inc.	374	13,460
SouthState Corp.	2,903	221,673
Stellar Bancorp, Inc.	3,959	116,632
Synovus Financial Corp.	3,170	119,034
Texas Capital Bancshares, Inc. (B)	3,434	207,105
The Community Financial Corp.	300	11,970
The First Bancorp, Inc.	1,316	39,401
The First Bancshares, Inc.	1,916	61,331
The First of Long Island Corp.	2,386	42,948
Tompkins Financial Corp.	268	20,791
Towne Bank	4,917	151,640
TriCo Bancshares	721	36,764
Triumph Financial, Inc. (B)	540	26,390
Trustmark Corp.	4,932	172,176
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
UMB Financial Corp.	504	$42,094
Umpqua Holdings Corp.	10,662	190,317
United Bankshares, Inc.	7,106	287,722
United Community Banks, Inc.	4,664	157,643
Univest Financial Corp.	2,739	71,570
Valley National Bancorp	24,313	274,980
Veritex Holdings, Inc.	3,741	105,047
Washington Federal, Inc.	4,842	162,449
Washington Trust Bancorp, Inc.	1,035	48,831
Webster Financial Corp.	7,167	339,286
WesBanco, Inc.	5,027	185,898
Wintrust Financial Corp.	3,040	256,941
Zions Bancorp NA	7,487	368,061
		19,562,821
Capital markets – 2.0%
Blucora, Inc. (B)	2,434	62,140
Cowen, Inc., Class A	2,484	95,932
Houlihan Lokey, Inc.	7,641	665,990
Invesco, Ltd.	24,463	440,089
Janus Henderson Group PLC	7,859	184,844
Jefferies Financial Group, Inc.	11,412	391,203
Oppenheimer Holdings, Inc., Class A	1,674	70,860
PJT Partners, Inc., Class A	7,013	516,788
Stifel Financial Corp.	8,806	514,006
StoneX Group, Inc. (B)	1,235	117,696
The Carlyle Group, Inc.	1,134	33,839
		3,093,387
Consumer finance – 1.0%
Ally Financial, Inc.	13,504	330,173
Atlanticus Holdings Corp. (B)	505	13,231
Bread Financial Holdings, Inc.	4,266	160,658
Consumer Portfolio Services, Inc. (B)	1,066	9,434
Encore Capital Group, Inc. (B)	1,949	93,435
Enova International, Inc. (B)	2,224	85,335
EZCORP, Inc., Class A (B)	4,801	39,128
Green Dot Corp., Class A (B)	3,440	54,421
LendingClub Corp. (B)	7,056	62,093
Navient Corp.	15,325	252,096
Nelnet, Inc., Class A	2,648	240,306
Nicholas Financial, Inc. (B)	75	473
OneMain Holdings, Inc.	1,639	54,595
PRA Group, Inc. (B)	3,071	103,738
PROG Holdings, Inc. (B)	2,293	38,729
Regional Management Corp.	573	16,090
		1,553,935
Diversified financial services – 0.5%
Acacia Research Corp. (B)	2,172	9,144
Alerus Financial Corp.	904	21,108
A-Mark Precious Metals, Inc.	684	23,755
California First Leasing Corp. (B)	880	14,212
Cannae Holdings, Inc. (B)	7,237	149,444
Jackson Financial, Inc., Class A	3,732	129,836
Voya Financial, Inc.	5,033	309,479
		656,978
Insurance – 3.6%
Ambac Financial Group, Inc. (B)	2,550	44,472
American Equity Investment Life Holding Company	7,384	336,858
Argo Group International Holdings, Ltd.	2,597	67,132
Assured Guaranty, Ltd.	5,779	359,801
Axis Capital Holdings, Ltd.	4,518	244,740
Brighthouse Financial, Inc. (B)	5,200	266,604
CNA Financial Corp.	919	38,855
CNO Financial Group, Inc.	7,507	171,535

The accompanying notes are an integral part of the financial statements.	124

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Donegal Group, Inc., Class A	2,876	$40,839
Employers Holdings, Inc.	2,283	98,466
Enstar Group, Ltd. (B)	1,090	251,834
Everest Re Group, Ltd.	674	223,276
F&G Annuities & Life, Inc. (B)	192	3,842
Fidelity National Financial, Inc.	2,837	106,728
First American Financial Corp.	3,771	197,374
Genworth Financial, Inc., Class A (B)	34,509	182,553
Global Indemnity Group LLC, Class A	1,124	26,200
Globe Life, Inc.	684	82,456
Greenlight Capital Re, Ltd., Class A (B)	2,616	21,320
Hallmark Financial Services, Inc. (B)	4,008	2,341
Heritage Insurance Holdings, Inc.	657	1,183
Horace Mann Educators Corp.	3,303	123,433
Investors Title Company	189	27,887
James River Group Holdings, Ltd.	2,157	45,103
Kemper Corp.	4,317	212,396
Lincoln National Corp.	8,493	260,905
MBIA, Inc. (B)	1,892	24,312
Mercury General Corp.	3,607	123,359
National Western Life Group, Inc., Class A	221	62,101
Old Republic International Corp.	15,344	370,558
Oscar Health, Inc., Class A (B)	6,663	16,391
ProAssurance Corp.	4,655	81,323
Reinsurance Group of America, Inc.	2,453	348,547
Safety Insurance Group, Inc.	612	51,567
SiriusPoint, Ltd. (B)	10,334	60,971
Stewart Information Services Corp.	1,817	77,640
Tiptree, Inc.	3,689	51,056
United Fire Group, Inc.	1,897	51,902
United Insurance Holdings Corp.	141	149
Universal Insurance Holdings, Inc.	3,287	34,809
Unum Group	10,883	446,529
White Mountains Insurance Group, Ltd.	205	289,938
		5,529,285
Thrifts and mortgage finance – 1.5%
Axos Financial, Inc. (B)	2,183	83,434
Blue Foundry Bancorp (B)	912	11,719
Bridgewater Bancshares, Inc. (B)	798	14,157
Capitol Federal Financial, Inc.	11,378	98,420
ESSA Bancorp, Inc.	897	18,720
Essent Group, Ltd.	1,041	40,474
Federal Agricultural Mortgage Corp., Class C	594	66,950
FS Bancorp, Inc.	400	13,376
Home Bancorp, Inc.	902	36,107
Kearny Financial Corp.	6,261	63,549
Luther Burbank Corp.	1,694	18,820
Merchants Bancorp	1,376	33,464
MGIC Investment Corp.	9,993	129,909
Mr. Cooper Group, Inc. (B)	3,087	123,881
New York Community Bancorp, Inc. (C)	39,746	341,816
NMI Holdings, Inc., Class A (B)	5,822	121,680
Northfield Bancorp, Inc.	4,119	64,792
Ocwen Financial Corp. (B)	315	9,633
OP Bancorp	1,000	11,160
PennyMac Financial Services, Inc.	3,525	199,727
Provident Financial Holdings, Inc.	1,778	24,483
Provident Financial Services, Inc.	5,205	111,179
Radian Group, Inc.	10,338	197,146
Southern Missouri Bancorp, Inc.	1,012	46,380
Territorial Bancorp, Inc.	1,722	41,345
The Hingham Institution for Savings	69	19,041
TrustCo Bank Corp. NY	1,826	68,639
Walker & Dunlop, Inc.	405	31,784
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Waterstone Financial, Inc.	3,099	$53,427
Western New England Bancorp, Inc.	3,609	34,141
WSFS Financial Corp.	4,396	199,315
		2,328,668
		32,725,074
Health care – 11.9%
Biotechnology – 3.7%
Achillion Pharmaceuticals, Inc. (A)(B)	10,940	16,452
Agios Pharmaceuticals, Inc. (B)	5,600	157,248
Albireo Pharma, Inc. (B)	27,015	583,794
Allogene Therapeutics, Inc. (B)	4,442	27,940
AnaptysBio, Inc. (B)	1,489	46,144
Anika Therapeutics, Inc. (B)	1,585	46,916
Arcus Biosciences, Inc. (B)	3,846	79,535
Arcutis Biotherapeutics, Inc. (B)	30,760	455,248
Avidity Biosciences, Inc. (B)	1,027	22,789
Avita Medical, Inc. (B)	2,616	17,266
BioCryst Pharmaceuticals, Inc. (B)	31,898	366,189
Bioxcel Therapeutics, Inc. (B)	657	14,112
Bluebird Bio, Inc. (B)	3,230	22,352
Concert Pharmaceuticals, Inc. (B)	1,198	6,996
Eagle Pharmaceuticals, Inc. (B)	585	17,100
Editas Medicine, Inc. (B)	3,778	33,511
Emergent BioSolutions, Inc. (B)	2,676	31,604
Generation Bio Company (B)	4,046	15,901
Halozyme Therapeutics, Inc. (B)	12,660	720,354
Ideaya Biosciences, Inc. (B)	2,156	39,175
Immunovant, Inc. (B)	4,814	85,449
Insmed, Inc. (B)	19,185	383,316
iTeos Therapeutics, Inc. (B)	1,538	30,037
Jounce Therapeutics, Inc. (B)	3,193	3,544
Kodiak Sciences, Inc. (B)	1,185	8,485
Kura Oncology, Inc. (B)	2,404	29,834
Myriad Genetics, Inc. (B)	5,783	83,911
Oyster Point Pharma, Inc. (B)	27,260	304,494
PDL BioPharma, Inc. (A)(B)	5,434	6,358
Protagonist Therapeutics, Inc. (B)	3,736	40,760
REGENXBIO, Inc. (B)	1,693	38,397
Replimune Group, Inc. (B)	1,243	33,810
Sage Therapeutics, Inc. (B)	2,666	101,681
Sutro Biopharma, Inc. (B)	1,765	14,261
Travere Therapeutics, Inc. (B)	19,697	414,228
United Therapeutics Corp. (B)	407	113,183
Vanda Pharmaceuticals, Inc. (B)	4,716	34,851
Veracyte, Inc. (B)	21,410	508,059
Vericel Corp. (B)	22,687	597,576
Viking Therapeutics, Inc. (B)	4,579	43,043
Xencor, Inc. (B)	1,408	36,664
		5,632,567
Health care equipment and supplies – 2.8%
AngioDynamics, Inc. (B)	3,198	44,036
Artivion, Inc. (B)	20,922	253,575
AtriCure, Inc. (B)	11,733	520,711
Avanos Medical, Inc. (B)	3,807	103,017
Cardiovascular Systems, Inc. (B)	14,964	203,810
Dentsply Sirona, Inc.	11,209	356,895
Enovis Corp. (B)	3,670	196,418
Envista Holdings Corp. (B)	8,580	288,889
FONAR Corp. (B)	463	7,755
Globus Medical, Inc., Class A (B)	9,920	736,758
Heska Corp. (B)	103	6,402
ICU Medical, Inc. (B)	2,303	362,676
Inogen, Inc. (B)	1,678	33,073
Integer Holdings Corp. (B)	2,433	166,563

The accompanying notes are an integral part of the financial statements.	125

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Integra LifeSciences Holdings Corp. (B)	9,853	$552,458
Kewaunee Scientific Corp. (B)	83	1,291
LENSAR, Inc. (B)	783	2,318
LivaNova PLC (B)	1,996	110,858
Meridian Bioscience, Inc. (B)	2,202	73,128
Mesa Laboratories, Inc.	169	28,089
NuVasive, Inc. (B)	2,101	86,645
OraSure Technologies, Inc. (B)	4,040	19,473
Orthofix Medical, Inc. (B)	1,236	25,375
SeaSpine Holdings Corp. (B)	2,224	18,570
Surgalign Holdings, Inc. (B)	164	321
UFP Technologies, Inc. (B)	300	35,367
Utah Medical Products, Inc.	289	29,053
Varex Imaging Corp. (B)	3,469	70,421
		4,333,945
Health care providers and services – 2.3%
Acadia Healthcare Company, Inc. (B)	10,789	888,150
Addus HomeCare Corp. (B)	1,559	155,105
AlerisLife, Inc. (B)	2,100	1,155
Amedisys, Inc. (B)	136	11,361
Brookdale Senior Living, Inc. (B)	14,458	39,470
Castle Biosciences, Inc. (B)	9,598	225,937
Cross Country Healthcare, Inc. (B)	2,734	72,642
Encompass Health Corp.	160	9,570
Enhabit, Inc. (B)	80	1,053
Fulgent Genetics, Inc. (B)	1,997	59,471
HealthEquity, Inc. (B)	9,922	611,592
LHC Group, Inc. (B)	256	41,393
National HealthCare Corp.	1,428	84,966
OPKO Health, Inc. (B)	8,398	10,498
Owens & Minor, Inc. (B)	3,760	73,433
Patterson Companies, Inc.	4,372	122,547
Pediatrix Medical Group, Inc. (B)	5,689	84,539
PetIQ, Inc. (B)	1,147	10,575
Premier, Inc., Class A	3,905	136,597
Select Medical Holdings Corp.	1,622	40,274
Surgery Partners, Inc. (B)	370	10,308
Universal Health Services, Inc., Class B	3,600	507,204
US Physical Therapy, Inc.	4,086	331,089
		3,528,929
Health care technology – 0.3%
Allscripts Healthcare Solutions, Inc. (B)	10,106	178,270
American Well Corp., Class A (B)	9,568	27,077
Certara, Inc. (B)	4,564	73,343
Computer Programs and Systems, Inc. (B)	1,067	29,044
HealthStream, Inc. (B)	1,969	48,910
NextGen Healthcare, Inc. (B)	2,912	54,687
Teladoc Health, Inc. (B)	1,715	40,560
		451,891
Life sciences tools and services – 1.2%
Azenta, Inc. (B)	11,095	645,951
CryoPort, Inc. (B)	16,690	289,572
Harvard Bioscience, Inc. (B)	5,200	14,404
Medpace Holdings, Inc. (B)	3,612	767,225
NeoGenomics, Inc. (B)	4,116	38,032
OmniAb, Inc. (B)	3,101	11,164
OmniAb, Inc., Earnout Shares (A)(B)	240	0
OmniAb, Inc., Earnout Shares (A)(B)	240	0
Personalis, Inc. (B)	1,146	2,269
Seer, Inc. (B)	2,095	12,151
Syneos Health, Inc. (B)	1,384	50,765
		1,831,533
Pharmaceuticals – 1.6%
Amphastar Pharmaceuticals, Inc. (B)	2,779	77,868
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
ANI Pharmaceuticals, Inc. (B)	800	$32,184
Cara Therapeutics, Inc. (B)	2,825	30,341
Collegium Pharmaceutical, Inc. (B)	624	14,477
Cumberland Pharmaceuticals, Inc. (B)	956	2,151
Elanco Animal Health, Inc. (B)	9,283	113,438
Innoviva, Inc. (B)	5,440	72,080
Intra-Cellular Therapies, Inc. (B)	10,652	563,704
Ligand Pharmaceuticals, Inc. (B)	633	42,284
Nektar Therapeutics (B)	10,585	23,922
Organon & Company	695	19,411
Perrigo Company PLC	7,043	240,096
Phathom Pharmaceuticals, Inc. (B)	28,086	315,125
Phibro Animal Health Corp., Class A	1,429	19,163
Prestige Consumer Healthcare, Inc. (B)	3,240	202,824
Satsuma Pharmaceuticals, Inc. (B)	2,208	1,987
Supernus Pharmaceuticals, Inc. (B)	17,603	627,899
Taro Pharmaceutical Industries, Ltd. (B)	503	14,607
		2,413,561
		18,192,426
Industrials – 18.1%
Aerospace and defense – 1.1%
AAR Corp. (B)	3,353	150,550
Astronics Corp. (B)	1,700	17,510
Ducommun, Inc. (B)	1,245	62,200
Hexcel Corp.	12,990	764,462
Kaman Corp.	1,770	39,471
Kratos Defense & Security Solutions, Inc. (B)	3,850	39,732
Maxar Technologies, Inc.	5,183	268,168
Mercury Systems, Inc. (B)	2,355	105,363
Moog, Inc., Class A	1,548	135,852
National Presto Industries, Inc.	644	44,088
Park Aerospace Corp.	2,083	27,933
Parsons Corp. (B)	721	33,346
SIFCO Industries, Inc. (B)	1,000	2,160
V2X, Inc. (B)	1,029	42,487
		1,733,322
Air freight and logistics – 0.4%
Air Transport Services Group, Inc. (B)	6,774	175,989
Atlas Air Worldwide Holdings, Inc. (B)	2,473	249,278
Hub Group, Inc., Class A (B)	2,418	192,207
Radiant Logistics, Inc. (B)	3,764	19,159
		636,633
Airlines – 0.6%
Alaska Air Group, Inc. (B)	7,840	336,650
Allegiant Travel Company (B)	1,247	84,784
Copa Holdings SA, Class A (B)	905	75,269
Hawaiian Holdings, Inc. (B)	3,931	40,332
JetBlue Airways Corp. (B)	22,528	145,981
Mesa Air Group, Inc. (B)	1,399	2,140
SkyWest, Inc. (B)	3,644	60,162
Spirit Airlines, Inc.	5,129	99,913
		845,231
Building products – 1.7%
American Woodmark Corp. (B)	1,309	63,958
Apogee Enterprises, Inc.	2,178	96,834
Builders FirstSource, Inc. (B)	8,730	566,402
Fortune Brands Innovations, Inc.	538	30,725
Gibraltar Industries, Inc. (B)	14,406	660,947
Griffon Corp.	2,832	101,357
Hayward Holdings, Inc. (B)	2,363	22,212
Insteel Industries, Inc.	1,689	46,481
JELD-WEN Holding, Inc. (B)	4,097	39,536

The accompanying notes are an integral part of the financial statements.	126

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Masonite International Corp. (B)	872	$70,292
Masterbrand, Inc. (B)	538	4,062
Owens Corning	1,092	93,148
PGT Innovations, Inc. (B)	2,094	37,608
Quanex Building Products Corp.	3,929	93,039
Resideo Technologies, Inc. (B)	9,105	149,777
The AZEK Company, Inc. (B)	9,070	184,302
UFP Industries, Inc.	3,823	302,973
		2,563,653
Commercial services and supplies – 0.9%
ABM Industries, Inc.	5,630	250,085
ACCO Brands Corp.	8,323	46,526
Acme United Corp.	733	16,053
Brady Corp., Class A	2,585	121,754
BrightView Holdings, Inc. (B)	6,940	47,817
CECO Environmental Corp. (B)	3,081	35,986
Civeo Corp. (B)	673	20,930
Clean Harbors, Inc. (B)	371	42,339
Deluxe Corp.	2,706	45,948
Ennis, Inc.	2,608	57,793
Harsco Corp. (B)	7,551	47,496
Healthcare Services Group, Inc.	2,180	26,160
Heritage-Crystal Clean, Inc. (B)	1,877	60,965
HNI Corp.	1,502	42,702
Interface, Inc.	2,884	28,465
KAR Auction Services, Inc. (B)	8,224	107,323
Kimball International, Inc., Class B	3,015	19,598
Matthews International Corp., Class A	2,517	76,617
MillerKnoll, Inc.	1,105	23,216
NL Industries, Inc.	3,260	22,201
SP Plus Corp. (B)	400	13,888
Steelcase, Inc., Class A	6,532	46,181
UniFirst Corp.	667	128,724
Virco Manufacturing Corp. (B)	1,200	5,424
VSE Corp.	1,368	64,132
		1,398,323
Construction and engineering – 1.2%
API Group Corp. (B)	3,732	70,199
Arcosa, Inc.	4,310	234,205
Argan, Inc.	1,446	53,328
Concrete Pumping Holdings, Inc. (B)	1,800	10,530
Construction Partners, Inc., Class A (B)	936	24,982
Dycom Industries, Inc. (B)	1,471	137,686
Fluor Corp. (B)	3,410	118,191
Granite Construction, Inc.	3,746	131,372
Great Lakes Dredge & Dock Corp. (B)	6,888	40,984
IES Holdings, Inc. (B)	1,180	41,973
MasTec, Inc. (B)	3,659	312,222
Matrix Service Company (B)	2,731	16,987
MDU Resources Group, Inc.	6,708	203,521
MYR Group, Inc. (B)	1,212	111,589
Northwest Pipe Company (B)	1,306	44,012
NV5 Global, Inc. (B)	533	70,527
Orion Group Holdings, Inc. (B)	4,263	10,146
Primoris Services Corp.	3,474	76,220
Sterling Infrastructure, Inc. (B)	2,528	82,918
Tutor Perini Corp. (B)	4,167	31,461
		1,823,053
Electrical equipment – 1.6%
Allied Motion Technologies, Inc.	300	10,443
American Superconductor Corp. (B)	1,655	6,090
Atkore, Inc. (B)	10,376	1,176,846
AZZ, Inc.	1,376	55,315
Encore Wire Corp.	1,949	268,104
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
EnerSys	1,533	$113,197
LSI Industries, Inc.	4,131	50,563
nVent Electric PLC	3,155	121,373
Pineapple Energy, Inc. (B)	450	1,049
Powell Industries, Inc.	1,244	43,764
Preformed Line Products Company	492	40,979
Regal Rexnord Corp.	3,159	379,017
Sensata Technologies Holding PLC	3,072	124,047
Sunrun, Inc. (B)	2,009	48,256
Thermon Group Holdings, Inc. (B)	3,483	69,939
Ultralife Corp. (B)	1,984	7,658
		2,516,640
Machinery – 4.4%
3D Systems Corp. (B)	3,767	27,876
AGCO Corp.	1,707	236,744
Alamo Group, Inc.	5,250	743,400
Albany International Corp., Class A	1,901	187,420
Altra Industrial Motion Corp.	4,484	267,919
Astec Industries, Inc.	2,415	98,194
Barnes Group, Inc.	4,989	203,801
CIRCOR International, Inc. (B)	441	10,566
Columbus McKinnon Corp.	2,178	70,720
Commercial Vehicle Group, Inc. (B)	2,492	16,971
Enerpac Tool Group Corp.	1,506	38,328
EnPro Industries, Inc.	1,502	163,252
Esab Corp.	2,502	117,394
ESCO Technologies, Inc.	1,885	165,013
Federal Signal Corp.	3,670	170,545
Flowserve Corp.	699	21,445
Gates Industrial Corp. PLC (B)	18,170	207,320
Gencor Industries, Inc. (B)	2,100	21,210
Graham Corp. (B)	333	3,203
Helios Technologies, Inc.	9,146	497,908
Hillenbrand, Inc.	2,144	91,484
Hurco Companies, Inc.	1,054	27,541
Hyster-Yale Materials Handling, Inc.	815	20,628
Kennametal, Inc.	6,313	151,891
LB Foster Company, Class A (B)	1,699	16,446
Luxfer Holdings PLC	633	8,685
Mayville Engineering Company, Inc. (B)	1,096	13,875
Miller Industries, Inc.	1,434	38,230
Mueller Industries, Inc.	2,004	118,236
Mueller Water Products, Inc., Class A	3,140	33,786
NN, Inc. (B)	2,376	3,564
Oshkosh Corp.	1,476	130,168
Park-Ohio Holdings Corp.	749	9,160
Perma-Pipe International Holdings, Inc. (B)	1,100	10,395
Proto Labs, Inc. (B)	1,588	40,542
RBC Bearings, Inc. (B)	4,162	871,315
REV Group, Inc.	5,224	65,927
SPX Technologies, Inc. (B)	700	45,955
Standex International Corp.	310	31,747
Tennant Company	694	42,730
Terex Corp.	1,393	59,509
The Eastern Company	1,471	28,361
The Gorman-Rupp Company	1,454	37,251
The Greenbrier Companies, Inc.	2,830	94,890
The LS Starrett Company, Class A (B)	1,530	11,261
The Manitowoc Company, Inc. (B)	3,343	30,622
The Shyft Group, Inc.	35,052	871,393
The Timken Company	2,179	153,990
Titan International, Inc. (B)	3,936	60,300
Trinity Industries, Inc.	7,997	236,471
Twin Disc, Inc. (B)	1,650	16,038

The accompanying notes are an integral part of the financial statements.	127

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Wabash National Corp.	1,980	$44,748
		6,686,368
Marine – 0.4%
Costamare, Inc.	9,592	89,014
Eagle Bulk Shipping, Inc.	1,293	64,572
Eneti, Inc.	1,112	11,176
Genco Shipping & Trading, Ltd.	4,550	69,888
Kirby Corp. (B)	2,166	139,382
Matson, Inc.	2,868	179,279
Pangaea Logistics Solutions, Ltd.	1,768	9,105
		562,416
Professional services – 2.2%
Barrett Business Services, Inc.	497	46,360
BGSF, Inc.	800	12,256
CACI International, Inc., Class A (B)	2,685	807,084
CBIZ, Inc. (B)	3,282	153,762
Clarivate PLC (B)	21,840	182,146
CRA International, Inc.	722	88,394
Dun & Bradstreet Holdings, Inc.	6,331	77,618
Exponent, Inc.	8,270	819,474
First Advantage Corp. (B)	1,878	24,414
Forrester Research, Inc. (B)	9,404	336,287
Heidrick & Struggles International, Inc.	1,672	46,766
Huron Consulting Group, Inc. (B)	1,411	102,439
ICF International, Inc.	1,429	141,542
Kelly Services, Inc., Class A	3,287	55,550
Korn Ferry	3,492	176,765
ManpowerGroup, Inc.	1,187	98,770
Mistras Group, Inc. (B)	2,232	11,004
RCM Technologies, Inc. (B)	300	3,702
Resources Connection, Inc.	4,120	75,726
TrueBlue, Inc. (B)	3,219	63,028
Willdan Group, Inc. (B)	400	7,140
		3,330,227
Road and rail – 1.1%
ArcBest Corp.	2,462	172,438
Covenant Logistics Group, Inc.	1,513	52,304
Daseke, Inc. (B)	2,236	12,723
Heartland Express, Inc.	4,107	63,001
Knight-Swift Transportation Holdings, Inc.	8,340	437,099
Marten Transport, Ltd.	6,368	125,959
PAM Transportation Services, Inc. (B)	2,085	54,002
Patriot Transportation Holding, Inc. (B)	450	3,200
Ryder System, Inc.	3,393	283,553
Schneider National, Inc., Class B	3,459	80,941
TuSimple Holdings, Inc., Class A (B)	4,034	6,616
U.S. Xpress Enterprises, Inc., Class A (B)	2,111	3,821
U-Haul Holding Company, Series N	4,257	234,050
Universal Logistics Holdings, Inc.	600	20,064
Werner Enterprises, Inc.	4,155	167,280
		1,717,051
Trading companies and distributors – 2.5%
Air Lease Corp.	8,638	331,872
Alta Equipment Group, Inc.	1,696	22,370
Beacon Roofing Supply, Inc. (B)	4,604	243,045
BlueLinx Holdings, Inc. (B)	893	63,501
Boise Cascade Company	3,470	238,285
Distribution Solutions Group, Inc. (B)	591	21,784
DXP Enterprises, Inc. (B)	1,767	48,681
GATX Corp.	2,464	262,022
GMS, Inc. (B)	1,599	79,630
Herc Holdings, Inc.	249	32,761
Hudson Technologies, Inc. (B)	2,645	26,767
McGrath RentCorp	1,500	148,110
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
MRC Global, Inc. (B)	2,745	$31,787
NOW, Inc. (B)	7,656	97,231
Rush Enterprises, Inc., Class A	2,831	148,005
Rush Enterprises, Inc., Class B	1,117	62,854
SiteOne Landscape Supply, Inc. (B)	6,798	797,541
Textainer Group Holdings, Ltd.	3,510	108,845
Titan Machinery, Inc. (B)	2,366	94,001
Triton International, Ltd.	4,778	328,631
Univar Solutions, Inc. (B)	3,996	127,073
Veritiv Corp.	1,106	134,611
WESCO International, Inc. (B)	2,696	337,539
Willis Lease Finance Corp. (B)	406	23,958
		3,810,904
		27,623,821
Information technology – 11.9%
Communications equipment – 1.0%
Aviat Networks, Inc. (B)	829	25,857
BK Technologies Corp.	2,100	6,972
Comtech Telecommunications Corp.	2,706	32,851
Digi International, Inc. (B)	3,371	123,210
Genasys, Inc. (B)	3,300	12,210
Harmonic, Inc. (B)	6,756	88,504
Juniper Networks, Inc.	8,102	258,940
KVH Industries, Inc. (B)	910	9,300
NETGEAR, Inc. (B)	3,326	60,234
NetScout Systems, Inc. (B)	5,946	193,304
Optical Cable Corp. (B)	931	3,873
Ribbon Communications, Inc. (B)	8,541	23,829
TESSCO Technologies, Inc. (B)	1,750	8,435
Viasat, Inc. (B)	5,154	163,124
Viavi Solutions, Inc. (B)	53,887	566,352
		1,576,995
Electronic equipment, instruments and components – 3.7%
ADDvantage Technologies Group, Inc. (B)	428	621
Advanced Energy Industries, Inc.	513	44,005
Arrow Electronics, Inc. (B)	6,456	675,104
Avnet, Inc.	9,371	389,646
Bel Fuse, Inc., Class B	1,641	54,022
Belden, Inc.	2,104	151,278
Benchmark Electronics, Inc.	3,813	101,769
Climb Global Solutions, Inc.	314	9,900
Coherent Corp. (B)	192	6,739
CTS Corp.	3,299	130,047
Daktronics, Inc. (B)	3,929	11,080
ePlus, Inc. (B)	1,596	70,671
Fabrinet (B)	990	126,938
FARO Technologies, Inc. (B)	684	20,116
Flex, Ltd. (B)	20,782	445,982
Frequency Electronics, Inc. (B)	1,783	12,570
Insight Enterprises, Inc. (B)	2,190	219,591
Itron, Inc. (B)	1,487	75,317
Jabil, Inc.	1,144	78,021
Key Tronic Corp. (B)	1,900	8,227
Kimball Electronics, Inc. (B)	3,036	68,583
Knowles Corp. (B)	7,107	116,697
Methode Electronics, Inc.	2,971	131,823
Novanta, Inc. (B)	7,414	1,007,320
OSI Systems, Inc. (B)	880	69,978
PC Connection, Inc.	2,391	112,138
Plexus Corp. (B)	2,005	206,375
RF Industries, Ltd. (B)	120	612
Richardson Electronics, Ltd.	1,461	31,163
Rogers Corp. (B)	1,055	125,904
Sanmina Corp. (B)	4,939	282,955

The accompanying notes are an integral part of the financial statements.	128

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
ScanSource, Inc. (B)	2,542	$74,277
TD SYNNEX Corp.	3,677	348,249
TTM Technologies, Inc. (B)	8,193	123,550
Vishay Intertechnology, Inc.	9,510	205,131
Vishay Precision Group, Inc. (B)	1,686	65,164
		5,601,563
IT services – 1.6%
BM Technologies, Inc. (B)	367	1,912
Brightcove, Inc. (B)	2,443	12,777
Cass Information Systems, Inc.	379	17,366
Concentrix Corp.	2,182	290,555
Conduent, Inc. (B)	14,444	58,498
DXC Technology Company (B)	11,225	297,463
Fastly, Inc., Class A (B)	4,758	38,968
Flywire Corp. (B)	35,769	875,267
Information Services Group, Inc.	4,400	20,240
Kyndryl Holdings, Inc. (B)	7,109	79,052
Maximus, Inc.	710	52,064
PFSweb, Inc.	1,835	11,285
Rackspace Technology, Inc. (B)	4,730	13,954
Thoughtworks Holding, Inc. (B)	68,557	698,596
		2,467,997
Semiconductors and semiconductor equipment – 3.3%
Allegro MicroSystems, Inc. (B)	15,000	450,300
Alpha & Omega Semiconductor, Ltd. (B)	2,746	78,453
Amkor Technology, Inc.	18,705	448,546
Amtech Systems, Inc. (B)	2,404	18,270
Axcelis Technologies, Inc. (B)	882	69,996
AXT, Inc. (B)	4,229	18,523
CEVA, Inc. (B)	1,530	39,137
Cohu, Inc. (B)	4,381	140,411
Diodes, Inc. (B)	2,093	159,361
First Solar, Inc. (B)	4,689	702,365
FormFactor, Inc. (B)	2,770	61,577
Ichor Holdings, Ltd. (B)	2,659	71,314
Kulicke & Soffa Industries, Inc.	4,804	212,625
MACOM Technology Solutions Holdings, Inc. (B)	8,646	544,525
Magnachip Semiconductor Corp. (B)	2,526	23,719
Onto Innovation, Inc. (B)	1,755	119,498
Photronics, Inc. (B)	5,882	98,994
Power Integrations, Inc.	10,069	722,149
Rambus, Inc. (B)	2,174	77,873
Silicon Laboratories, Inc. (B)	5,229	709,418
Ultra Clean Holdings, Inc. (B)	3,668	121,594
Veeco Instruments, Inc. (B)	2,996	55,666
		4,944,314
Software – 1.9%
ACI Worldwide, Inc. (B)	9,923	228,229
Adeia, Inc.	4,859	46,063
Asure Software, Inc. (B)	1,391	12,992
Aware, Inc. (B)	2,160	3,694
Cerence, Inc. (B)	289	5,355
Cognyte Software, Ltd. (B)	402	1,250
Consensus Cloud Solutions, Inc. (B)	218	11,720
CyberArk Software, Ltd. (B)	4,740	614,541
Ebix, Inc.	2,981	59,501
InterDigital, Inc.	1,490	73,725
LiveRamp Holdings, Inc. (B)	848	19,877
N-able, Inc. (B)	430	4,420
ON24, Inc. (B)	2,666	23,008
OneSpan, Inc. (B)	1,048	11,727
Paycor HCM, Inc. (B)	28,014	685,503
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Rapid7, Inc. (B)	7,203	$244,758
SecureWorks Corp., Class A (B)	1,000	6,390
SolarWinds Corp. (B)	8,968	83,940
The Descartes Systems Group, Inc. (B)	10,003	696,709
Upland Software, Inc. (B)	1,064	7,586
Verint Systems, Inc. (B)	1,067	38,711
Xperi, Inc. (B)	1,943	16,729
		2,896,428
Technology hardware, storage and peripherals – 0.4%
AstroNova, Inc. (B)	1,439	18,448
Stratasys, Ltd. (B)	4,814	57,094
Super Micro Computer, Inc. (B)	3,994	327,907
Western Digital Corp. (B)	1,406	44,359
Xerox Holdings Corp.	10,478	152,979
		600,787
		18,088,084
Materials – 6.5%
Chemicals – 2.8%
AdvanSix, Inc.	2,137	81,249
American Vanguard Corp.	2,933	63,675
Ashland, Inc.	2,740	294,632
Avient Corp.	20,000	675,200
Balchem Corp.	4,970	606,887
Celanese Corp.	640	65,434
Chase Corp.	200	17,252
Core Molding Technologies, Inc. (B)	1,000	12,990
Eastman Chemical Company	469	38,195
Ecovyst, Inc. (B)	9,373	83,045
Element Solutions, Inc.	7,601	138,262
FutureFuel Corp.	4,276	34,764
Hawkins, Inc.	1,460	56,356
HB Fuller Company	3,339	239,139
Huntsman Corp.	15,185	417,284
Innospec, Inc.	1,794	184,531
Intrepid Potash, Inc. (B)	1,117	32,248
Koppers Holdings, Inc.	1,694	47,771
Kronos Worldwide, Inc.	3,820	35,908
LSB Industries, Inc. (B)	1,567	20,841
Mativ Holdings, Inc.	2,827	59,084
Minerals Technologies, Inc.	2,317	140,688
Olin Corp.	1,947	103,074
Quaker Chemical Corp.	2,189	365,344
Rayonier Advanced Materials, Inc. (B)	4,555	43,728
Stepan Company	1,433	152,557
Tredegar Corp.	1,654	16,904
Trinseo PLC	2,288	51,960
Tronox Holdings PLC	10,595	145,257
Venator Materials PLC (B)	2,700	1,458
Westlake Corp.	1,006	103,155
		4,328,872
Construction materials – 0.2%
Summit Materials, Inc., Class A (B)	5,117	145,258
United States Lime & Minerals, Inc.	686	96,561
		241,819
Containers and packaging – 1.0%
Berry Global Group, Inc.	7,897	477,216
Graphic Packaging Holding Company	4,322	96,165
Greif, Inc., Class A	1,410	94,555
Greif, Inc., Class B	698	54,605
Myers Industries, Inc.	617	13,716
O-I Glass, Inc. (B)	2,514	41,657
Pactiv Evergreen, Inc.	3,705	42,089
Ranpak Holdings Corp. (B)	1,842	10,628

The accompanying notes are an integral part of the financial statements.	129

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Containers and packaging (continued)
Silgan Holdings, Inc.	1,345	$69,725
Sonoco Products Company	1,332	80,866
TriMas Corp.	1,856	51,485
Westrock Company	13,906	488,935
		1,521,642
Metals and mining – 2.3%
Alcoa Corp.	11,756	534,545
Ampco-Pittsburgh Corp. (B)	1,644	4,126
Arconic Corp. (B)	8,844	187,139
Ascent Industries Company (B)	2,209	19,152
Carpenter Technology Corp.	4,238	156,552
Century Aluminum Company (B)	4,406	36,041
Cleveland-Cliffs, Inc. (B)	20,363	328,048
Coeur Mining, Inc. (B)	15,352	51,583
Commercial Metals Company	5,907	285,308
Ferroglobe PLC (A)(B)	5,300	0
Friedman Industries, Inc.	1,511	14,793
Gold Resource Corp.	6,900	10,557
Haynes International, Inc.	868	39,659
Hecla Mining Company	34,470	191,653
Materion Corp.	1,721	150,605
Nexa Resources SA	900	5,427
Olympic Steel, Inc.	1,438	48,288
Reliance Steel & Aluminum Company	2,853	577,561
Ryerson Holding Corp.	2,583	78,162
Schnitzer Steel Industries, Inc., Class A	3,077	94,310
SunCoke Energy, Inc.	6,433	55,517
TimkenSteel Corp. (B)	3,682	66,902
U.S. Steel Corp.	8,605	215,555
Universal Stainless & Alloy Products, Inc. (B)	1,562	11,200
Warrior Met Coal, Inc.	3,785	131,112
Worthington Industries, Inc.	2,898	144,060
		3,437,855
Paper and forest products – 0.2%
Clearwater Paper Corp. (B)	1,597	60,383
Glatfelter Corp.	4,610	12,816
Mercer International, Inc.	7,458	86,811
Resolute Forest Products, Inc. (B)	7,541	162,810
		322,820
		9,853,008
Real estate – 1.5%
Equity real estate investment trusts – 0.7%
Ryman Hospitality Properties, Inc.	6,699	547,844
STAG Industrial, Inc.	18,422	595,215
		1,143,059
Real estate management and development – 0.8%
Anywhere Real Estate, Inc. (B)	9,125	58,309
Cushman & Wakefield PLC (B)	9,661	120,376
Douglas Elliman, Inc.	5,923	24,107
Five Point Holdings LLC, Class A (B)	2,659	6,195
Forestar Group, Inc. (B)	2,613	40,266
FRP Holdings, Inc. (B)	931	50,144
Jones Lang LaSalle, Inc. (B)	2,358	375,794
Kennedy-Wilson Holdings, Inc.	3,543	55,731
Marcus & Millichap, Inc.	1,738	59,874
Newmark Group, Inc., Class A	7,419	59,129
Rafael Holdings, Inc., Class B (B)	500	935
RE/MAX Holdings, Inc., Class A	2,193	40,878
Stratus Properties, Inc.	1,025	19,772
Tejon Ranch Company (B)	2,396	45,141
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
The Howard Hughes Corp. (B)	3,339	$255,166
		1,211,817
		2,354,876
Utilities – 0.4%
Electric utilities – 0.1%
Genie Energy, Ltd., B Shares	1,000	10,340
NRG Energy, Inc.	3,845	122,348
		132,688
Gas utilities – 0.1%
New Jersey Resources Corp.	3,121	154,864
Independent power and renewable electricity producers – 0.2%
Ormat Technologies, Inc.	2,212	191,294
Sunnova Energy International, Inc. (B)	2,399	43,206
Vistra Corp.	3,576	82,963
		317,463
		605,015
TOTAL COMMON STOCKS (Cost $136,008,075)		$150,400,195
PREFERRED SECURITIES – 0.0%
Industrials – 0.0%
Trading companies and distributors – 0.0%
WESCO International, Inc., 10.625% (10.625% to 6-22-25, then 5 Year CMT + 10.325%)	1,507	39,514
TOTAL PREFERRED SECURITIES (Cost $37,663)		$39,514
SHORT-TERM INVESTMENTS – 1.9%
Short-term funds – 1.9%
John Hancock Collateral Trust, 4.2988% (D)(E)	91,503	914,649
State Street Institutional Treasury Money Market Fund, Premier Class, 3.7656% (D)	1,856,986	1,856,986
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (D)	138,086	138,086
TOTAL SHORT-TERM INVESTMENTS (Cost $2,909,507)		$2,909,721
Total Investments (Small Cap Opportunities Trust) (Cost $138,955,245) – 100.6%		$153,349,430
Other assets and liabilities, net – (0.6%)		(858,877)
TOTAL NET ASSETS – 100.0%		$152,490,553
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
(A)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 12-31-22.
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	130

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Stock Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.5%
Communication services – 2.6%
Interactive media and services – 1.7%
CarGurus, Inc. (A)	84,608	$1,185,358
Ziff Davis, Inc. (A)	39,625	3,134,338
		4,319,696
Media – 0.9%
Criteo SA, ADR (A)	82,748	2,156,413
		6,476,109
Consumer discretionary – 10.4%
Auto components – 1.0%
Visteon Corp. (A)	19,017	2,487,994
Automobiles – 0.6%
Thor Industries, Inc.	18,930	1,429,026
Diversified consumer services – 1.0%
H&R Block, Inc.	69,781	2,547,704
Hotels, restaurants and leisure – 4.7%
Boyd Gaming Corp.	55,432	3,022,707
Texas Roadhouse, Inc.	48,914	4,448,728
Wingstop, Inc.	32,524	4,475,953
		11,947,388
Household durables – 1.2%
Skyline Champion Corp. (A)	57,851	2,979,905
Textiles, apparel and luxury goods – 1.9%
Crocs, Inc. (A)	45,220	4,903,205
		26,295,222
Consumer staples – 4.9%
Beverages – 1.6%
Celsius Holdings, Inc. (A)	37,255	3,876,010
Food products – 0.8%
The Simply Good Foods Company (A)	54,802	2,084,120
Personal products – 2.5%
e.l.f. Beauty, Inc. (A)	114,878	6,352,753
		12,312,883
Energy – 8.3%
Energy equipment and services – 1.6%
Cactus, Inc., Class A	80,216	4,031,656
Oil, gas and consumable fuels – 6.7%
Chord Energy Corp.	32,150	4,398,442
Sitio Royalties Corp., Class A (B)	119,782	3,455,708
SM Energy Company	134,116	4,671,260
Viper Energy Partners LP	139,153	4,423,674
		16,949,084
		20,980,740
Financials – 4.7%
Banks – 3.7%
Ameris Bancorp	79,686	3,756,398
Cadence Bank	96,800	2,387,088
Synovus Financial Corp.	80,123	3,008,619
		9,152,105
Mortgage real estate investment trusts – 1.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	88,686	2,570,120
		11,722,225
Health care – 24.4%
Biotechnology – 10.3%
Adicet Bio, Inc. (A)	43,143	385,698
Amicus Therapeutics, Inc. (A)	107,934	1,317,874
Apellis Pharmaceuticals, Inc. (A)	20,200	1,044,542
Ascendis Pharma A/S, ADR (A)	6,327	772,717
Blueprint Medicines Corp. (A)	29,190	1,278,814
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Celldex Therapeutics, Inc. (A)	28,983	$1,291,772
Crinetics Pharmaceuticals, Inc. (A)	56,361	1,031,406
Cytokinetics, Inc. (A)	54,216	2,484,177
Halozyme Therapeutics, Inc. (A)	20,707	1,178,228
Immatics NV (A)(B)	101,839	887,018
Immunocore Holdings PLC, ADR (A)	22,945	1,309,471
Intellia Therapeutics, Inc. (A)	34,379	1,199,483
Karuna Therapeutics, Inc. (A)	10,452	2,053,818
Kymera Therapeutics, Inc. (A)	26,811	669,203
Merus NV (A)(B)	49,371	763,769
Prothena Corp. PLC (A)	23,237	1,400,029
PTC Therapeutics, Inc. (A)	46,118	1,760,324
REVOLUTION Medicines, Inc. (A)	51,371	1,223,657
Rocket Pharmaceuticals, Inc. (A)	53,076	1,038,697
Syndax Pharmaceuticals, Inc. (A)	54,666	1,391,250
Vaxcyte, Inc. (A)	32,660	1,566,047
		26,047,994
Health care equipment and supplies – 8.6%
Enovis Corp. (A)	23,874	1,277,736
Glaukos Corp. (A)	45,843	2,002,422
Globus Medical, Inc., Class A (A)	39,129	2,906,111
Haemonetics Corp. (A)	47,618	3,745,156
Inari Medical, Inc. (A)	45,580	2,897,065
Inspire Medical Systems, Inc. (A)	25,406	6,399,263
Shockwave Medical, Inc. (A)	12,230	2,514,610
		21,742,363
Health care providers and services – 3.6%
Acadia Healthcare Company, Inc. (A)	44,371	3,652,621
Cross Country Healthcare, Inc. (A)	116,864	3,105,076
HealthEquity, Inc. (A)	36,237	2,233,649
		8,991,346
Pharmaceuticals – 1.9%
Aclaris Therapeutics, Inc. (A)	97,669	1,538,287
Intra-Cellular Therapies, Inc. (A)	40,640	2,150,669
Revance Therapeutics, Inc. (A)	40,101	740,264
Verona Pharma PLC, ADR (A)	14,909	389,572
		4,818,792
		61,600,495
Industrials – 20.7%
Aerospace and defense – 1.4%
Curtiss-Wright Corp.	20,671	3,451,850
Building products – 2.1%
The AZEK Company, Inc. (A)	144,479	2,935,813
Zurn Elkay Water Solutions Corp.	112,118	2,371,296
		5,307,109
Commercial services and supplies – 1.6%
Aris Water Solution, Inc., Class A (B)	90,180	1,299,494
Casella Waste Systems, Inc., Class A (A)	34,899	2,767,840
		4,067,334
Construction and engineering – 6.1%
Ameresco, Inc., Class A (A)	41,290	2,359,311
Comfort Systems USA, Inc.	30,025	3,455,277
Fluor Corp. (A)	179,050	6,205,873
WillScot Mobile Mini Holdings Corp. (A)	74,280	3,355,228
		15,375,689
Electrical equipment – 2.1%
Acuity Brands, Inc.	23,790	3,939,862

The accompanying notes are an integral part of the financial statements.	131

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Shoals Technologies Group, Inc., Class A (A)	55,200	$1,361,784
		5,301,646
Machinery – 0.9%
The Middleby Corp. (A)	17,115	2,291,699
Professional services – 1.4%
TriNet Group, Inc. (A)	52,985	3,592,383
Trading companies and distributors – 5.1%
Applied Industrial Technologies, Inc.	55,615	7,009,159
Rush Enterprises, Inc., Class A	41,858	2,188,336
WESCO International, Inc. (A)	29,820	3,733,464
		12,930,959
		52,318,669
Information technology – 16.7%
Communications equipment – 2.0%
Calix, Inc. (A)	73,763	5,047,602
Electronic equipment, instruments and components – 1.2%
Novanta, Inc. (A)	22,115	3,004,765
IT services – 4.2%
ExlService Holdings, Inc. (A)	26,527	4,494,470
Perficient, Inc. (A)	18,540	1,294,648
Verra Mobility Corp. (A)	356,606	4,931,861
		10,720,979
Semiconductors and semiconductor equipment – 3.1%
Lattice Semiconductor Corp. (A)	43,831	2,843,755
MKS Instruments, Inc.	19,063	1,615,208
Synaptics, Inc. (A)	34,256	3,259,801
		7,718,764
Software – 6.2%
Five9, Inc. (A)	38,854	2,636,632
Jamf Holding Corp. (A)	162,192	3,454,690
Manhattan Associates, Inc. (A)	25,093	3,046,290
PowerSchool Holdings, Inc., Class A (A)	156,711	3,616,890
RingCentral, Inc., Class A (A)	85,034	3,010,204
		15,764,706
		42,256,816
Materials – 3.1%
Chemicals – 3.1%
Cabot Corp.	72,185	4,824,845
Livent Corp. (A)	148,847	2,957,590
		7,782,435
Real estate – 2.7%
Equity real estate investment trusts – 2.7%
Phillips Edison & Company, Inc.	100,654	3,204,823
Ryman Hospitality Properties, Inc.	44,794	3,663,253
		6,868,076
TOTAL COMMON STOCKS (Cost $253,612,809)		$248,613,670
EXCHANGE-TRADED FUNDS – 0.8%
iShares Russell 2000 Growth ETF (B)	8,767	1,880,697
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,813,132)		$1,880,697
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 2.5%
Short-term funds – 2.5%
John Hancock Collateral Trust, 4.2988% (C)(D)	630,107	$6,298,427
TOTAL SHORT-TERM INVESTMENTS (Cost $6,298,371)		$6,298,427
Total Investments (Small Cap Stock Trust) (Cost $261,724,312) – 101.8%		$256,792,794
Other assets and liabilities, net – (1.8%)		(4,418,292)
TOTAL NET ASSETS – 100.0%		$252,374,502
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.0%
Communication services – 3.1%
Interactive media and services – 2.5%
Shutterstock, Inc.	100,850	$5,316,812
Ziff Davis, Inc. (A)	70,757	5,596,879
		10,913,691
Media – 0.6%
WideOpenWest, Inc. (A)	257,485	2,345,688
		13,259,379
Consumer discretionary – 9.0%
Auto components – 1.5%
Gentherm, Inc. (A)	27,077	1,767,857
Visteon Corp. (A)	37,943	4,964,083
		6,731,940
Hotels, restaurants and leisure – 1.1%
Aramark	21,946	907,248
Wyndham Hotels & Resorts, Inc.	52,600	3,750,906
		4,658,154
Household durables – 3.1%
Century Communities, Inc.	105,421	5,272,104
Sonos, Inc. (A)	149,805	2,531,705
Tri Pointe Homes, Inc. (A)	291,192	5,413,259
		13,217,068
Specialty retail – 1.6%
Five Below, Inc. (A)	3,188	563,862
Monro, Inc.	136,723	6,179,880
		6,743,742
Textiles, apparel and luxury goods – 1.7%
Deckers Outdoor Corp. (A)	1,456	581,177
Kontoor Brands, Inc.	174,851	6,992,291
		7,573,468
		38,924,372

The accompanying notes are an integral part of the financial statements.	132

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer staples – 4.0%
Beverages – 1.0%
C&C Group PLC (A)	1,936,999	$4,111,567
Food and staples retailing – 1.1%
United Natural Foods, Inc. (A)	126,556	4,898,983
Food products – 0.9%
Cranswick PLC	93,079	3,451,159
Post Holdings, Inc. (A)	4,223	381,168
		3,832,327
Household products – 1.0%
Spectrum Brands Holdings, Inc.	71,685	4,367,050
		17,209,927
Energy – 2.5%
Oil, gas and consumable fuels – 2.5%
Chord Energy Corp.	37,914	5,187,014
Sitio Royalties Corp., Class A (B)	195,404	5,637,405
		10,824,419
Financials – 24.9%
Banks – 16.8%
1st Source Corp.	98,717	5,240,886
Banc of California, Inc.	368,188	5,865,235
Berkshire Hills Bancorp, Inc.	145,944	4,363,726
Cadence Bank	239,747	5,912,161
Eastern Bankshares, Inc.	292,302	5,042,210
First Busey Corp.	233,081	5,761,762
First Citizens BancShares, Inc., Class A	870	659,773
First Interstate BancSystem, Inc., Class A	145,026	5,605,255
Flushing Financial Corp.	227,867	4,416,062
Hancock Whitney Corp.	131,147	6,346,203
International Bancshares Corp.	116,775	5,343,624
National Bank Holdings Corp., Class A	136,964	5,762,075
Seacoast Banking Corp. of Florida	161,616	5,040,803
Synovus Financial Corp.	171,267	6,431,076
Webster Financial Corp.	9,421	445,990
		72,236,841
Capital markets – 0.5%
Houlihan Lokey, Inc.	27,150	2,366,394
Insurance – 6.5%
Assured Guaranty, Ltd.	95,725	5,959,839
Kemper Corp.	148,727	7,317,368
ProAssurance Corp.	312,488	5,459,165
Reinsurance Group of America, Inc.	5,204	739,436
SiriusPoint, Ltd. (A)	527,953	3,114,923
White Mountains Insurance Group, Ltd.	3,741	5,291,009
		27,881,740
Thrifts and mortgage finance – 1.1%
NMI Holdings, Inc., Class A (A)	231,829	4,845,226
		107,330,201
Health care – 5.2%
Health care equipment and supplies – 3.5%
Haemonetics Corp. (A)	60,884	4,788,527
ICU Medical, Inc. (A)	36,336	5,722,193
Integra LifeSciences Holdings Corp. (A)	80,486	4,512,850
		15,023,570
Health care providers and services – 0.9%
Owens & Minor, Inc. (A)	189,528	3,701,482
Life sciences tools and services – 0.8%
Syneos Health, Inc. (A)	96,633	3,544,498
		22,269,550
Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials – 18.4%
Aerospace and defense – 1.2%
Hexcel Corp.	78,168	$4,600,187
Leonardo DRS, Inc. (A)	32,572	416,270
		5,016,457
Building products – 1.7%
American Woodmark Corp. (A)	89,280	4,362,221
Fortune Brands Innovations, Inc.	6,560	374,642
The AZEK Company, Inc. (A)	123,111	2,501,616
		7,238,479
Commercial services and supplies – 5.2%
ACCO Brands Corp.	700,854	3,917,774
Brady Corp., Class A	31,332	1,475,737
BrightView Holdings, Inc. (A)	396,785	2,733,849
Clean Harbors, Inc. (A)	3,811	434,911
SP Plus Corp. (A)	220,171	7,644,337
UniFirst Corp.	31,575	6,093,659
		22,300,267
Electrical equipment – 1.0%
Thermon Group Holdings, Inc. (A)	217,856	4,374,548
Machinery – 1.9%
John Bean Technologies Corp.	44,413	4,056,239
Luxfer Holdings PLC	306,831	4,209,721
		8,265,960
Professional services – 4.5%
Huron Consulting Group, Inc. (A)	82,521	5,991,025
ICF International, Inc.	48,564	4,810,264
Science Applications International Corp.	45,109	5,003,941
Sterling Check Corp. (A)(B)	248,412	3,842,934
		19,648,164
Trading companies and distributors – 2.9%
Air Lease Corp.	168,009	6,454,906
GATX Corp.	55,894	5,943,768
		12,398,674
		79,242,549
Information technology – 10.6%
Electronic equipment, instruments and components – 4.9%
Belden, Inc.	82,999	5,967,628
CTS Corp.	141,884	5,593,067
ePlus, Inc. (A)	107,805	4,773,605
National Instruments Corp.	129,497	4,778,439
		21,112,739
IT services – 2.2%
Concentrix Corp.	4,682	623,455
Perficient, Inc. (A)	40,351	2,817,710
WNS Holdings, Ltd., ADR (A)	76,978	6,157,470
		9,598,635
Semiconductors and semiconductor equipment – 0.3%
Onto Innovation, Inc. (A)	21,293	1,449,840
Software – 3.2%
ACI Worldwide, Inc. (A)	258,581	5,947,363
Progress Software Corp.	155,919	7,866,114
		13,813,477
		45,974,691
Materials – 8.8%
Chemicals – 6.5%
Axalta Coating Systems, Ltd. (A)	191,003	4,864,846
Element Solutions, Inc.	442,956	8,057,370
HB Fuller Company	70,056	5,017,411
Mativ Holdings, Inc.	305,448	6,383,866

The accompanying notes are an integral part of the financial statements.	133

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Orion Engineered Carbons SA	192,420	$3,427,000
		27,750,493
Containers and packaging – 2.3%
Sealed Air Corp.	14,761	736,279
TriMas Corp.	336,368	9,330,848
		10,067,127
		37,817,620
Real estate – 7.8%
Equity real estate investment trusts – 7.8%
Alexander & Baldwin, Inc.	222,088	4,159,708
Centerspace	80,609	4,729,330
Kimco Realty Corp.	17,174	363,745
LXP Industrial Trust	323,018	3,236,640
Pebblebrook Hotel Trust	358,863	4,805,176
Phillips Edison & Company, Inc.	163,690	5,211,890
PotlatchDeltic Corp.	108,486	4,772,299
RPT Realty	641,504	6,440,700
		33,719,488
Utilities – 2.7%
Electric utilities – 0.9%
Portland General Electric Company	82,935	4,063,815
Gas utilities – 1.8%
New Jersey Resources Corp.	88,589	4,395,786
Spire, Inc.	40,882	2,815,135
UGI Corp.	8,317	308,311
		7,519,232
		11,583,047
TOTAL COMMON STOCKS (Cost $405,572,640)		$418,155,243
SHORT-TERM INVESTMENTS – 4.6%
Short-term funds – 1.4%
John Hancock Collateral Trust, 4.2988% (C)(D)	609,076	6,088,199
Repurchase agreement – 3.2%
Bank of America Tri-Party Repurchase Agreement dated 12-30-22 at 4.300% to be repurchased at $14,006,689 on 1-3-23, collateralized by $14,473,000 Federal Farm Credit Bank, 4.125% due 12-12-25 (valued at $14,280,835)	$14,000,000	14,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $20,088,200)		$20,088,199
Total Investments (Small Cap Value Trust) (Cost $425,660,840) – 101.6%		$438,243,442
Other assets and liabilities, net – (1.6%)		(7,048,445)
TOTAL NET ASSETS – 100.0%		$431,194,997
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Company Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.2%
Communication services – 0.7%
Media – 0.7%
Advantage Solutions, Inc. (A)	80,296	$167,016
Boston Omaha Corp., Class A (A)	25,043	663,640
		830,656
Consumer discretionary – 8.7%
Auto components – 1.5%
Dorman Products, Inc. (A)	9,244	747,562
LCI Industries	5,985	553,313
Visteon Corp. (A)	5,308	694,446
		1,995,321
Distributors – 0.2%
Pool Corp.	824	249,120
Diversified consumer services – 1.2%
Strategic Education, Inc.	19,508	1,527,867
Hotels, restaurants and leisure – 1.8%
BJ's Restaurants, Inc. (A)	17,460	460,595
Marriott Vacations Worldwide Corp.	5,852	787,621
Papa John's International, Inc.	12,800	1,053,568
		2,301,784
Household durables – 1.0%
Cavco Industries, Inc. (A)	1,462	330,778
Meritage Homes Corp. (A)	10,110	932,142
		1,262,920
Internet and direct marketing retail – 0.3%
Farfetch, Ltd., Class A (A)	53,221	251,735
Xometry, Inc., Class A (A)	4,806	154,897
		406,632
Leisure products – 0.1%
Peloton Interactive, Inc., Class A (A)	17,000	134,980
Specialty retail – 1.9%
Academy Sports & Outdoors, Inc.	6,429	337,780
Floor & Decor Holdings, Inc., Class A (A)	1,100	76,593
Hibbett, Inc.	6,297	429,581
LL Flooring Holdings, Inc. (A)	34,701	195,020
Monro, Inc.	13,568	613,274
Petco Health & Wellness Company, Inc. (A)	31,290	296,629
The Children's Place, Inc. (A)	5,200	189,384
Warby Parker, Inc., Class A (A)(B)	27,107	365,673
		2,503,934
Textiles, apparel and luxury goods – 0.7%
Steven Madden, Ltd.	27,957	893,506
		11,276,064
Consumer staples – 2.8%
Beverages – 0.8%
Coca-Cola Consolidated, Inc.	1,970	1,009,349
Food products – 1.9%
Nomad Foods, Ltd. (A)	65,461	1,128,548
Post Holdings, Inc. (A)	7,527	679,387
The Simply Good Foods Company (A)	16,791	638,562
		2,446,497
Personal products – 0.1%
BellRing Brands, Inc. (A)	5,381	137,969
		3,593,815
Energy – 6.9%
Energy equipment and services – 3.7%
Cactus, Inc., Class A	27,662	1,390,292
ChampionX Corp.	54,129	1,569,200
Enerflex, Ltd.	92,500	584,600

The accompanying notes are an integral part of the financial statements.	134

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Expro Group Holdings NV (A)	18,900	$342,657
Liberty Energy, Inc.	56,484	904,309
		4,791,058
Oil, gas and consumable fuels – 3.2%
International Seaways, Inc.	6,896	255,290
Magnolia Oil & Gas Corp., Class A	72,107	1,690,909
Matador Resources Company	38,849	2,223,714
		4,169,913
		8,960,971
Financials – 27.2%
Banks – 16.5%
BankUnited, Inc.	44,391	1,507,962
Cadence Bank	10,800	266,328
Columbia Banking System, Inc.	38,910	1,172,358
CrossFirst Bankshares, Inc. (A)	36,610	454,330
Eastern Bankshares, Inc.	37,234	642,287
FB Financial Corp.	32,092	1,159,805
Glacier Bancorp, Inc.	18,185	898,703
HarborOne Bancorp, Inc.	54,491	757,425
Home BancShares, Inc.	68,368	1,558,107
Independent Bank Corp. (Massachusetts)	12,627	1,066,098
Live Oak Bancshares, Inc.	31,875	962,625
National Bank Holdings Corp., Class A	33,209	1,397,103
Origin Bancorp, Inc.	20,720	760,424
Pinnacle Financial Partners, Inc.	25,682	1,885,059
Popular, Inc.	16,862	1,118,288
Southern First Bancshares, Inc. (A)	15,118	691,649
Texas Capital Bancshares, Inc. (A)	17,077	1,029,914
Towne Bank	37,617	1,160,108
Veritex Holdings, Inc.	12,856	360,996
Webster Financial Corp.	14,267	675,400
Western Alliance Bancorp	29,230	1,740,939
		21,265,908
Capital markets – 2.3%
Hercules Capital, Inc. (B)	27,248	360,219
Houlihan Lokey, Inc.	13,722	1,196,010
StepStone Group, Inc., Class A	22,711	571,863
Virtus Investment Partners, Inc.	4,674	894,791
		3,022,883
Consumer finance – 1.1%
Green Dot Corp., Class A (A)	29,949	473,793
NerdWallet, Inc., Class A (A)(B)	21,410	205,536
PRA Group, Inc. (A)	11,224	379,147
PROG Holdings, Inc. (A)	20,294	342,766
		1,401,242
Insurance – 2.5%
BRP Group, Inc., Class A (A)	40,961	1,029,760
James River Group Holdings, Ltd.	32,029	669,726
Palomar Holdings, Inc. (A)	11,568	522,411
ProAssurance Corp.	16,190	282,839
Ryan Specialty Holdings, Inc. (A)	18,034	748,591
		3,253,327
Mortgage real estate investment trusts – 1.2%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	34,227	991,898
PennyMac Mortgage Investment Trust	50,386	624,283
		1,616,181
Thrifts and mortgage finance – 3.6%
PennyMac Financial Services, Inc.	22,546	1,277,456
Radian Group, Inc.	52,790	1,006,705
Walker & Dunlop, Inc.	10,679	838,088
Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
WSFS Financial Corp.	33,439	$1,516,124
		4,638,373
		35,197,914
Health care – 10.9%
Biotechnology – 4.5%
Apellis Pharmaceuticals, Inc. (A)	12,516	647,202
Ascendis Pharma A/S, ADR (A)	4,900	598,437
Blueprint Medicines Corp. (A)	8,655	379,176
CRISPR Therapeutics AG (A)	5,900	239,835
Icosavax, Inc. (A)(B)	22,952	182,239
Insmed, Inc. (A)	32,442	648,191
Ionis Pharmaceuticals, Inc. (A)	13,669	516,278
Karuna Therapeutics, Inc. (A)	3,398	667,707
Kymera Therapeutics, Inc. (A)	13,398	334,414
MacroGenics, Inc. (A)	28,651	192,248
Nkarta, Inc. (A)	27,412	164,198
Syndax Pharmaceuticals, Inc. (A)	13,100	333,395
Verve Therapeutics, Inc. (A)	8,800	170,280
Xencor, Inc. (A)	19,956	519,654
Zentalis Pharmaceuticals, Inc. (A)	11,583	233,282
		5,826,536
Health care equipment and supplies – 2.2%
Atrion Corp.	1,202	672,459
Embecta Corp.	20,586	520,620
Figs, Inc., Class A (A)	52,133	350,855
Lantheus Holdings, Inc. (A)	5,800	295,568
QuidelOrtho Corp. (A)	11,018	943,912
		2,783,414
Health care providers and services – 3.2%
Agiliti, Inc. (A)	34,795	567,506
Alignment Healthcare, Inc. (A)	37,100	436,296
Option Care Health, Inc. (A)	16,994	511,349
Select Medical Holdings Corp.	59,021	1,465,491
The Ensign Group, Inc.	9,514	900,120
The Pennant Group, Inc. (A)	20,343	223,366
		4,104,128
Health care technology – 0.8%
MultiPlan Corp. (A)	178,497	205,272
Phreesia, Inc. (A)	25,326	819,549
		1,024,821
Life sciences tools and services – 0.0%
Pacific Biosciences of California, Inc. (A)	8,116	66,389
Pharmaceuticals – 0.2%
Arvinas, Inc. (A)	7,431	254,215
		14,059,503
Industrials – 14.3%
Aerospace and defense – 1.1%
Parsons Corp. (A)	13,828	639,545
Triumph Group, Inc. (A)	78,121	821,833
		1,461,378
Airlines – 0.4%
Allegiant Travel Company (A)	7,372	501,222
Building products – 2.0%
JELD-WEN Holding, Inc. (A)	20,710	199,852
UFP Industries, Inc.	24,890	1,972,533
Zurn Elkay Water Solutions Corp.	18,100	382,815
		2,555,200
Commercial services and supplies – 1.9%
Aris Water Solution, Inc., Class A	33,537	483,268
Brady Corp., Class A	17,286	814,171
MSA Safety, Inc.	4,082	588,584

The accompanying notes are an integral part of the financial statements.	135

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Stericycle, Inc. (A)	6,603	$329,424
UniFirst Corp.	1,400	270,186
		2,485,633
Construction and engineering – 0.6%
Valmont Industries, Inc.	2,302	761,202
Electrical equipment – 0.1%
Shoals Technologies Group, Inc., Class A (A)	5,796	142,987
Machinery – 4.5%
Alamo Group, Inc.	3,987	564,559
CIRCOR International, Inc. (A)	23,214	556,207
Enerpac Tool Group Corp.	10,452	266,003
Esab Corp.	11,411	535,404
ESCO Technologies, Inc.	11,103	971,957
Helios Technologies, Inc.	17,044	927,875
RBC Bearings, Inc. (A)	3,120	653,172
SPX Technologies, Inc. (A)	15,259	1,001,753
The Shyft Group, Inc.	14,400	357,984
		5,834,914
Professional services – 0.3%
FTI Consulting, Inc. (A)	2,899	460,361
Road and rail – 0.9%
Landstar System, Inc.	6,857	1,117,005
Trading companies and distributors – 2.5%
Beacon Roofing Supply, Inc. (A)	18,009	950,695
Herc Holdings, Inc.	2,400	315,768
McGrath RentCorp	9,086	897,152
Univar Solutions, Inc. (A)	32,373	1,029,461
		3,193,076
		18,512,978
Information technology – 5.8%
Communications equipment – 0.1%
Harmonic, Inc. (A)	9,644	126,336
Electronic equipment, instruments and components – 2.8%
Belden, Inc.	16,701	1,200,802
Knowles Corp. (A)	24,776	406,822
Littelfuse, Inc.	6,041	1,330,228
Vontier Corp.	34,300	663,019
		3,600,871
IT services – 0.5%
Conduent, Inc. (A)	70,400	285,120
Payoneer Global, Inc. (A)	74,329	406,580
		691,700
Semiconductors and semiconductor equipment – 1.1%
Entegris, Inc.	3,962	259,868
Lattice Semiconductor Corp. (A)	7,186	466,228
MaxLinear, Inc. (A)	7,621	258,733
Onto Innovation, Inc. (A)	5,749	391,449
		1,376,278
Software – 1.3%
DoubleVerify Holdings, Inc. (A)	15,900	349,164
nCino, Inc. (A)	14,629	386,791
Paycor HCM, Inc. (A)	26,062	637,737
Workiva, Inc. (A)	3,789	318,162
		1,691,854
		7,487,039
Materials – 4.6%
Chemicals – 1.8%
Element Solutions, Inc.	46,157	839,596
Orion Engineered Carbons SA	30,691	546,607
Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Quaker Chemical Corp.	5,109	$852,692
		2,238,895
Containers and packaging – 0.5%
Myers Industries, Inc.	30,710	682,683
Metals and mining – 1.8%
Carpenter Technology Corp.	17,162	633,964
Constellium SE (A)	59,316	701,708
Reliance Steel & Aluminum Company	4,653	941,953
		2,277,625
Paper and forest products – 0.5%
Clearwater Paper Corp. (A)	17,987	680,088
		5,879,291
Real estate – 9.0%
Equity real estate investment trusts – 7.0%
Apple Hospitality REIT, Inc.	77,940	1,229,893
CubeSmart	12,600	507,150
EastGroup Properties, Inc.	6,950	1,029,017
Elme Communities	38,476	684,873
Essential Properties Realty Trust, Inc.	30,886	724,894
Independence Realty Trust, Inc.	7,600	128,136
JBG SMITH Properties	43,649	828,458
NexPoint Residential Trust, Inc.	3,084	134,216
PotlatchDeltic Corp.	20,848	917,104
Safehold, Inc.	19,990	572,114
Saul Centers, Inc.	22,487	914,771
Terreno Realty Corp.	24,150	1,373,411
		9,044,037
Real estate management and development – 2.0%
eXp World Holdings, Inc.	8,549	94,723
FirstService Corp.	5,339	654,294
Opendoor Technologies, Inc. (A)	86,300	100,108
The St. Joe Company	29,685	1,147,325
Tricon Residential, Inc.	80,888	623,646
		2,620,096
		11,664,133
Utilities – 5.3%
Electric utilities – 3.0%
IDACORP, Inc.	20,077	2,165,304
MGE Energy, Inc.	24,690	1,738,176
		3,903,480
Gas utilities – 1.1%
Chesapeake Utilities Corp.	6,276	741,698
ONE Gas, Inc.	8,500	643,620
		1,385,318
Multi-utilities – 0.4%
NorthWestern Corp.	8,785	521,302
Water utilities – 0.8%
California Water Service Group	17,909	1,086,002
		6,896,102
TOTAL COMMON STOCKS (Cost $109,881,136)		$124,358,466
WARRANTS – 0.0%
Advantage Solutions, Inc. (Expiration Date: 10-28-25; Strike Price: $11.50) (A)	4,703	564
Triumph Group, Inc. (Expiration Date: 12-19-23; Strike Price: $12.35) (A)	23,436	15,702
TOTAL WARRANTS (Cost $6,099)		$16,266

The accompanying notes are an integral part of the financial statements.	136

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 4.5%
Short-term funds – 4.5%
John Hancock Collateral Trust, 4.2988% (C)(D)	84,715	$846,797
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (C)	933,623	933,623
T. Rowe Price Government Reserve Fund, 4.2602% (C)	3,996,082	3,996,082
TOTAL SHORT-TERM INVESTMENTS (Cost $5,776,478)		$5,776,502
Total Investments (Small Company Value Trust) (Cost $115,663,713) – 100.7%		$130,151,234
Other assets and liabilities, net – (0.7%)		(937,960)
TOTAL NET ASSETS – 100.0%		$129,213,274
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	The rate shown is the annualized seven-day yield as of 12-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Strategic Equity Allocation Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.6%
Communication services – 5.6%
Diversified telecommunication services – 1.2%
Anterix, Inc. (A)	3,031	$97,507
AT&T, Inc.	807,984	14,874,985
ATN International, Inc.	1,770	80,199
Bandwidth, Inc., Class A (A)	4,076	93,544
Bezeq The Israeli Telecommunication Corp., Ltd.	316,347	542,696
BT Group PLC	1,060,013	1,431,308
Cellnex Telecom SA (A)(B)	82,888	2,749,496
Charge Enterprises, Inc. (A)	21,648	26,844
Cogent Communications Holdings, Inc.	6,846	390,770
Consolidated Communications Holdings, Inc. (A)	12,422	44,471
Deutsche Telekom AG	494,344	9,835,751
EchoStar Corp., Class A (A)	5,685	94,826
Elisa OYJ	21,694	1,149,893
Frontier Communications Parent, Inc. (A)	52,361	1,334,158
Globalstar, Inc. (A)	109,972	146,263
HKT Trust & HKT, Ltd.	578,421	708,058
IDT Corp., Class B (A)	2,446	68,904
Infrastrutture Wireless Italiane SpA (B)	51,258	517,101
Iridium Communications, Inc. (A)	49,612	2,550,057
Koninklijke KPN NV	503,823	1,559,460
Liberty Latin America, Ltd., Class A (A)	9,892	74,487
Liberty Latin America, Ltd., Class C (A)	20,978	159,433
Lumen Technologies, Inc.	107,461	560,946
Nippon Telegraph & Telephone Corp.	182,316	5,199,380
Ooma, Inc. (A)	3,800	51,756
Orange SA	304,283	3,019,131
Radius Global Infrastructure, Inc., Class A (A)	12,515	147,927
Singapore Telecommunications, Ltd.	1,000,604	1,918,450
Singapore Telecommunications, Ltd.	258,829	500,537
Spark New Zealand, Ltd.	285,456	977,336
Swisscom AG	3,950	2,163,854
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Telecom Italia SpA (A)	1,519,703	$352,193
Telefonica Deutschland Holding AG	158,790	389,990
Telefonica SA (C)	792,752	2,869,845
Telenor ASA	106,723	997,110
Telia Company AB	405,437	1,036,000
Telstra Corp., Ltd.	616,793	1,668,080
United Internet AG	14,794	298,315
Verizon Communications, Inc.	476,543	18,775,794
		79,456,855
Entertainment – 1.0%
Activision Blizzard, Inc.	80,717	6,178,886
Bollore SE	134,997	754,417
Capcom Company, Ltd.	26,400	842,701
Cinemark Holdings, Inc. (A)	17,576	152,208
Electronic Arts, Inc.	29,945	3,658,680
Embracer Group AB (A)(C)	99,127	450,031
IMAX Corp. (A)	7,703	112,926
Koei Tecmo Holdings Company, Ltd.	17,900	323,748
Konami Group Corp.	14,209	644,560
Liberty Media Corp.-Liberty Braves, Class A (A)	2,122	69,326
Liberty Media Corp.-Liberty Braves, Class C (A)	5,685	183,228
Lions Gate Entertainment Corp., Class A (A)	9,789	55,895
Lions Gate Entertainment Corp., Class B (A)	18,445	100,156
Live Nation Entertainment, Inc. (A)	15,753	1,098,614
Madison Square Garden Entertainment Corp. (A)	4,169	187,480
Netflix, Inc. (A)	50,523	14,898,222
Nexon Company, Ltd.	72,606	1,630,055
Nintendo Company, Ltd.	168,390	7,080,222
Playstudios, Inc. (A)(C)	12,916	50,114
Sea, Ltd., ADR (A)	55,100	2,866,853
Skillz, Inc. (A)	51,208	25,937
Square Enix Holdings Company, Ltd.	13,100	608,173
Take-Two Interactive Software, Inc. (A)	17,821	1,855,701
The Marcus Corp.	3,863	55,589
The Walt Disney Company (A)	206,697	17,957,835
Toho Company, Ltd.	17,108	659,443
Ubisoft Entertainment SA (A)	14,358	405,625
Universal Music Group NV	110,630	2,675,328
Warner Brothers Discovery, Inc. (A)	249,352	2,363,857
World Wrestling Entertainment, Inc., Class A	10,169	696,780
		68,642,590
Interactive media and services – 2.2%
Adevinta ASA (A)	44,448	294,322
Alphabet, Inc., Class A (A)	679,800	59,978,754
Alphabet, Inc., Class C (A)	607,888	53,937,902
Arena Group Holdings, Inc. (A)	1,983	21,040
Auto Trader Group PLC (B)	143,631	894,440
Bumble, Inc., Class A (A)	13,875	292,069
CarGurus, Inc. (A)	16,475	230,815
Cars.com, Inc. (A)	10,883	149,859
DHI Group, Inc. (A)	6,825	36,104
Eventbrite, Inc., Class A (A)	12,700	74,422
EverQuote, Inc., Class A (A)	2,762	40,712
FuboTV, Inc. (A)	30,286	52,698
Kakaku.com, Inc.	20,400	327,331
Match Group, Inc. (A)	31,607	1,311,374
MediaAlpha, Inc., Class A (A)	4,030	40,099
Meta Platforms, Inc., Class A (A)	258,551	31,114,027
Outbrain, Inc. (A)	7,533	27,269

The accompanying notes are an integral part of the financial statements.	137

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services (continued)
QuinStreet, Inc. (A)	8,287	$118,918
REA Group, Ltd.	8,060	606,165
Scout24 SE (B)	12,232	615,681
SEEK, Ltd.	51,397	730,697
Shutterstock, Inc.	3,919	206,610
TripAdvisor, Inc. (A)	24,609	442,470
TrueCar, Inc. (A)	15,307	38,421
Vimeo, Inc. (A)	23,996	82,306
Vinco Ventures, Inc. (A)(C)	32,009	14,852
Yelp, Inc. (A)	10,987	300,385
Z Holdings Corp.	407,354	1,017,373
Ziff Davis, Inc. (A)	18,388	1,454,491
ZipRecruiter, Inc., Class A (A)	12,115	198,928
		154,650,534
Media – 0.7%
Advantage Solutions, Inc. (A)	14,084	29,295
AMC Networks, Inc., Class A (A)	4,956	77,661
Boston Omaha Corp., Class A (A)	3,578	94,817
Cable One, Inc.	1,132	805,826
Cardlytics, Inc. (A)	5,561	32,143
Charter Communications, Inc., Class A (A)	12,541	4,252,653
Clear Channel Outdoor Holdings, Inc. (A)	61,069	64,122
Comcast Corp., Class A	499,435	17,465,242
CyberAgent, Inc.	65,600	584,022
Daily Journal Corp. (A)	208	52,106
Dentsu Group, Inc.	32,965	1,034,134
DISH Network Corp., Class A (A)	29,119	408,831
Entravision Communications Corp., Class A	9,963	47,822
Fox Corp., Class A	33,530	1,018,306
Fox Corp., Class B	17,000	483,650
Gannett Company, Inc. (A)	26,074	52,930
Gray Television, Inc.	13,399	149,935
Hakuhodo DY Holdings, Inc.	35,673	358,016
iHeartMedia, Inc., Class A (A)	19,589	120,081
Informa PLC	221,165	1,649,838
Innovid Corp. (A)	12,762	21,823
Integral Ad Science Holding Corp. (A)	6,556	57,627
John Wiley & Sons, Inc., Class A	17,000	681,020
Magnite, Inc. (A)	20,987	222,252
News Corp., Class A	41,125	748,475
News Corp., Class B	14,117	260,317
Nexstar Media Group, Inc.	8,856	1,550,066
Omnicom Group, Inc.	22,716	1,852,944
Paramount Global, Class B	57,349	968,051
Pearson PLC	101,031	1,140,824
Publicis Groupe SA	34,846	2,226,042
PubMatic, Inc., Class A (A)	6,904	88,440
Scholastic Corp.	4,836	190,829
Sinclair Broadcast Group, Inc., Class A	6,551	101,606
Stagwell, Inc. (A)	12,546	77,911
TechTarget, Inc. (A)	4,390	193,423
TEGNA, Inc.	87,965	1,863,978
The EW Scripps Company (A)	9,637	127,112
The Interpublic Group of Companies, Inc.	43,178	1,438,259
The New York Times Company, Class A	38,665	1,255,066
Thryv Holdings, Inc. (A)	3,998	75,962
Vivendi SE	109,901	1,049,877
WideOpenWest, Inc. (A)	8,675	79,029
WPP PLC	166,561	1,645,620
		46,697,983
Wireless telecommunication services – 0.5%
Gogo, Inc. (A)	8,075	119,187
KDDI Corp.	246,043	7,461,718
Shenandoah Telecommunications Company	7,828	124,309
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Wireless telecommunication services (continued)
SoftBank Corp.	438,100	$4,956,516
SoftBank Group Corp.	183,974	7,780,799
Tele2 AB, B Shares	86,896	708,883
Telephone & Data Systems, Inc.	16,090	168,784
T-Mobile US, Inc. (A)	68,188	9,546,320
United States Cellular Corp. (A)	2,492	51,958
Vodafone Group PLC	4,028,076	4,079,301
		34,997,775
		384,445,737
Consumer discretionary – 10.1%
Auto components – 0.4%
Adient PLC (A)	37,495	1,300,702
Aisin Corp.	22,458	595,473
American Axle & Manufacturing Holdings, Inc. (A)	18,063	141,253
Aptiv PLC (A)	30,412	2,832,270
BorgWarner, Inc.	25,934	1,043,844
Bridgestone Corp. (C)	87,106	3,084,169
Cie Generale des Etablissements Michelin SCA	103,471	2,882,420
Continental AG	16,778	1,000,212
Dana, Inc.	50,736	767,636
Denso Corp.	66,095	3,241,287
Dorman Products, Inc. (A)	4,206	340,139
Fox Factory Holding Corp. (A)	16,735	1,526,734
Gentex Corp.	55,091	1,502,332
Gentherm, Inc. (A)	5,304	346,298
Holley, Inc. (A)	8,973	19,023
Koito Manufacturing Company, Ltd.	31,832	474,557
LCI Industries	3,959	366,010
Lear Corp.	13,881	1,721,522
Luminar Technologies, Inc. (A)	39,725	196,639
Modine Manufacturing Company (A)	8,007	159,019
Motorcar Parts of America, Inc. (A)	3,175	37,656
Patrick Industries, Inc.	3,479	210,827
Solid Power, Inc. (A)(C)	21,498	54,605
Standard Motor Products, Inc.	3,108	108,158
Stoneridge, Inc. (A)	4,249	91,608
Sumitomo Electric Industries, Ltd.	108,943	1,230,887
The Goodyear Tire & Rubber Company (A)	111,098	1,127,645
Valeo	31,447	561,889
Visteon Corp. (A)	11,050	1,445,672
XPEL, Inc. (A)	3,441	206,666
		28,617,152
Automobiles – 1.6%
Bayerische Motoren Werke AG	50,499	4,470,927
Canoo, Inc. (A)(C)	25,249	31,056
Cenntro Electric Group, Ltd. (A)	32,323	14,222
Ferrari NV	19,225	4,122,577
Fisker, Inc. (A)(C)	27,400	199,198
Ford Motor Company	446,360	5,191,167
General Motors Company	164,808	5,544,141
Harley-Davidson, Inc.	31,241	1,299,626
Honda Motor Company, Ltd.	248,673	5,671,984
Isuzu Motors, Ltd.	88,946	1,031,139
Lordstown Motors Corp., Class A (A)(C)	28,542	32,538
Mazda Motor Corp.	86,700	649,907
Mercedes-Benz Group AG	122,378	8,002,893
Nissan Motor Company, Ltd.	354,076	1,108,054
Renault SA (A)	29,317	978,268
Stellantis NV	335,652	4,769,734
Subaru Corp.	93,827	1,420,547
Suzuki Motor Corp.	56,143	1,798,110

The accompanying notes are an integral part of the financial statements.	138

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Automobiles (continued)
Tesla, Inc. (A)	301,960	$37,195,433
Thor Industries, Inc.	12,607	951,702
Toyota Motor Corp.	1,617,400	22,065,449
Volkswagen AG	4,501	706,097
Volvo Car AB, B Shares (A)(C)	90,886	413,841
Winnebago Industries, Inc.	4,749	250,272
Workhorse Group, Inc. (A)(C)	25,385	38,585
Yamaha Motor Company, Ltd.	45,413	1,026,391
		108,983,858
Distributors – 0.1%
D'ieteren Group	3,796	728,501
Funko, Inc., Class A (A)	5,102	55,663
Genuine Parts Company	16,271	2,823,181
LKQ Corp.	29,051	1,551,614
Pool Corp.	4,447	1,344,462
Weyco Group, Inc.	1,074	22,726
		6,526,147
Diversified consumer services – 0.1%
2U, Inc. (A)	12,517	78,482
Adtalem Global Education, Inc. (A)	7,158	254,109
American Public Education, Inc. (A)	3,254	39,992
Carriage Services, Inc.	2,298	63,287
Chegg, Inc. (A)	19,951	504,162
Coursera, Inc. (A)	18,523	219,127
Duolingo, Inc. (A)	3,785	269,227
European Wax Center, Inc., Class A	4,052	50,447
frontdoor, Inc. (A)	13,321	277,077
Graham Holdings Company, Class B	1,471	888,793
Grand Canyon Education, Inc. (A)	7,203	761,069
H&R Block, Inc.	36,512	1,333,053
IDP Education, Ltd.	31,839	586,768
Laureate Education, Inc.	17,318	166,599
Nerdy, Inc. (A)(C)	10,113	22,754
OneSpaWorld Holdings, Ltd. (A)	10,755	100,344
Perdoceo Education Corp. (A)	10,808	150,231
Rover Group, Inc. (A)(C)	15,478	56,804
Service Corp. International	36,121	2,497,406
Strategic Education, Inc.	3,613	282,970
Stride, Inc. (A)	6,475	202,538
Udemy, Inc. (A)	11,608	122,464
Universal Technical Institute, Inc. (A)	5,628	37,820
Vivint Smart Home, Inc. (A)	15,416	183,450
WW International, Inc. (A)	9,347	36,079
		9,185,052
Hotels, restaurants and leisure – 1.9%
Accel Entertainment, Inc. (A)	9,452	72,780
Accor SA (A)	26,073	650,458
Aristocrat Leisure, Ltd.	91,291	1,881,125
Bally's Corp. (A)	5,952	115,350
BJ's Restaurants, Inc. (A)	3,733	98,477
Bloomin' Brands, Inc.	14,130	284,296
Bluegreen Vacations Holding Corp.	1,994	49,770
Booking Holdings, Inc. (A)	4,503	9,074,806
Bowlero Corp. (A)(C)	5,120	69,018
Boyd Gaming Corp.	18,629	1,015,839
Brinker International, Inc. (A)	6,992	223,115
Caesars Entertainment, Inc. (A)	24,929	1,037,046
Carnival Corp. (A)	111,891	901,841
Century Casinos, Inc. (A)	4,961	34,876
Chipotle Mexican Grill, Inc. (A)	3,160	4,384,468
Choice Hotels International, Inc.	6,509	733,174
Churchill Downs, Inc.	7,730	1,634,354
Chuy's Holdings, Inc. (A)	3,091	87,475
Compass Group PLC	269,343	6,219,674
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Cracker Barrel Old Country Store, Inc.	8,764	$830,301
Darden Restaurants, Inc.	13,965	1,931,778
Dave & Buster's Entertainment, Inc. (A)	6,871	243,508
Denny's Corp. (A)	9,361	86,215
Dine Brands Global, Inc.	2,351	151,875
Domino's Pizza, Inc.	3,962	1,372,437
El Pollo Loco Holdings, Inc.	3,632	36,175
Entain PLC	89,801	1,430,086
Everi Holdings, Inc. (A)	13,945	200,111
Evolution AB (B)	27,887	2,716,316
Expedia Group, Inc. (A)	17,519	1,534,664
Flutter Entertainment PLC (A)	25,477	3,491,144
Full House Resorts, Inc. (A)	5,610	42,187
Galaxy Entertainment Group, Ltd.	333,153	2,190,365
Genting Singapore, Ltd.	922,321	658,221
Golden Entertainment, Inc. (A)	3,249	121,513
Hilton Grand Vacations, Inc. (A)	13,885	535,128
Hilton Worldwide Holdings, Inc.	31,249	3,948,624
Inspired Entertainment, Inc. (A)	3,720	47,132
InterContinental Hotels Group PLC	28,066	1,610,393
International Game Technology PLC	15,825	358,911
Jack in the Box, Inc.	3,401	232,050
Krispy Kreme, Inc.	11,421	117,865
Kura Sushi USA, Inc., Class A (A)	727	34,663
La Francaise des Jeux SAEM (B)	16,023	644,742
Las Vegas Sands Corp. (A)	37,209	1,788,637
Life Time Group Holdings, Inc. (A)	7,214	86,279
Light & Wonder, Inc. (A)	37,155	2,177,283
Lindblad Expeditions Holdings, Inc. (A)	5,909	45,499
Marriott International, Inc., Class A	31,363	4,669,637
Marriott Vacations Worldwide Corp.	8,999	1,211,175
McDonald's Corp.	83,309	21,954,421
McDonald's Holdings Company Japan, Ltd.	13,161	500,202
MGM Resorts International	36,945	1,238,766
Monarch Casino & Resort, Inc. (A)	2,100	161,469
NeoGames SA (A)	2,216	27,013
Noodles & Company (A)	6,834	37,519
Norwegian Cruise Line Holdings, Ltd. (A)	48,615	595,048
ONE Group Hospitality, Inc. (A)	3,926	24,734
Oriental Land Company, Ltd.	30,500	4,438,487
Papa John's International, Inc.	12,793	1,052,992
Penn Entertainment, Inc. (A)	36,429	1,081,941
Portillo's, Inc., Class A (A)	3,901	63,664
RCI Hospitality Holdings, Inc.	1,397	130,186
Red Rock Resorts, Inc., Class A	8,092	323,761
Royal Caribbean Cruises, Ltd. (A)	24,614	1,216,670
Rush Street Interactive, Inc. (A)	10,770	38,664
Ruth's Hospitality Group, Inc.	5,259	81,409
Sands China, Ltd. (A)	370,282	1,214,609
SeaWorld Entertainment, Inc. (A)	6,406	342,785
Shake Shack, Inc., Class A (A)	6,022	250,094
Sodexo SA	13,494	1,291,084
Sonder Holdings, Inc. (A)	31,246	38,745
Starbucks Corp.	130,338	12,929,530
Sweetgreen, Inc., Class A (A)	14,119	121,000
Target Hospitality Corp. (A)	4,721	71,476
Texas Roadhouse, Inc.	26,401	2,401,171
The Cheesecake Factory, Inc.	7,922	251,207
The Lottery Corp., Ltd. (A)	339,471	1,034,736
The Wendy's Company	40,023	905,720
Travel + Leisure Company	19,089	694,840
Vacasa, Inc., Class A (A)	18,281	23,034
Whitbread PLC	30,813	952,693
Wingstop, Inc.	11,829	1,627,907

The accompanying notes are an integral part of the financial statements.	139

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Wyndham Hotels & Resorts, Inc.	20,743	$1,479,183
Wynn Resorts, Ltd. (A)	11,035	910,056
Xponential Fitness, Inc., Class A (A)	2,756	63,195
Yum! Brands, Inc.	32,200	4,124,176
		126,807,043
Household durables – 0.7%
Barratt Developments PLC	155,966	744,939
Beazer Homes USA, Inc. (A)	4,432	56,552
Cavco Industries, Inc. (A)	1,425	322,406
Century Communities, Inc.	4,462	223,145
D.R. Horton, Inc.	35,949	3,204,494
Dream Finders Homes, Inc., Class A (A)	3,648	31,592
Electrolux AB, Series B (C)	33,540	453,156
Ethan Allen Interiors, Inc.	3,601	95,138
Garmin, Ltd.	17,718	1,635,194
GoPro, Inc., Class A (A)	20,957	104,366
Green Brick Partners, Inc. (A)	4,336	105,061
Hamilton Beach Brands Holding Company, Class B	853	10,569
Helen of Troy, Ltd. (A)	9,455	1,048,654
Hovnanian Enterprises, Inc., Class A (A)	891	37,493
Iida Group Holdings Company, Ltd.	22,000	334,027
Installed Building Products, Inc.	3,820	326,992
iRobot Corp. (A)	4,315	207,681
KB Home	31,574	1,005,632
La-Z-Boy, Inc.	6,932	158,188
Legacy Housing Corp. (A)	1,483	28,118
Leggett & Platt, Inc.	31,136	1,003,513
Lennar Corp., A Shares	28,910	2,616,355
LGI Homes, Inc. (A)	3,299	305,487
M/I Homes, Inc. (A)	4,092	188,969
MDC Holdings, Inc.	9,010	284,716
Meritage Homes Corp. (A)	5,737	528,951
Mohawk Industries, Inc. (A)	6,282	642,146
Newell Brands, Inc.	44,151	577,495
NVR, Inc. (A)	352	1,623,628
Open House Group Company, Ltd.	11,900	433,278
Panasonic Holdings Corp.	336,909	2,819,598
Persimmon PLC	48,703	714,114
PulteGroup, Inc.	26,250	1,195,163
Purple Innovation, Inc. (A)	9,555	45,768
SEB SA	3,798	318,658
Sekisui Chemical Company, Ltd.	56,544	788,127
Sekisui House, Ltd.	94,026	1,666,992
Sharp Corp.	34,700	249,252
Skyline Champion Corp. (A)	8,530	439,380
Snap One Holdings Corp. (A)	3,168	23,475
Sonos, Inc. (A)	20,577	347,751
Sony Group Corp.	192,300	14,657,409
Taylor Morrison Home Corp. (A)	41,997	1,274,609
Taylor Wimpey PLC	538,716	659,764
Tempur Sealy International, Inc.	40,156	1,378,555
The Berkeley Group Holdings PLC	16,660	759,519
The Lovesac Company (A)	2,368	52,120
Toll Brothers, Inc.	24,752	1,235,620
TopBuild Corp. (A)	7,509	1,175,083
Tri Pointe Homes, Inc. (A)	15,789	293,518
Tupperware Brands Corp. (A)	7,126	29,502
Universal Electronics, Inc. (A)	2,183	45,428
Vizio Holding Corp., Class A (A)	10,959	81,206
Vuzix Corp. (A)(C)	9,951	36,222
Weber, Inc., Class A	4,607	37,086
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Whirlpool Corp.	6,184	$874,789
		49,536,643
Internet and direct marketing retail – 1.5%
1-800-Flowers.com, Inc., Class A (A)	4,903	46,873
1stdibs.com, Inc. (A)	4,384	22,271
Amazon.com, Inc. (A)	1,004,827	84,405,468
BARK, Inc. (A)	20,744	30,909
CarParts.com, Inc. (A)	8,642	54,099
ContextLogic, Inc., Class A (A)	94,182	45,933
Delivery Hero SE (A)(B)	25,932	1,244,469
eBay, Inc.	61,477	2,549,451
Etsy, Inc. (A)	14,108	1,689,856
Groupon, Inc. (A)(C)	3,855	33,076
Just Eat Takeaway.com NV (A)(B)	27,869	593,178
Lands' End, Inc. (A)	2,677	20,318
Liquidity Services, Inc. (A)	3,920	55,115
Overstock.com, Inc. (A)	6,904	133,661
PetMed Express, Inc.	3,335	59,030
Porch Group, Inc. (A)	12,832	24,124
Poshmark, Inc., Class A (A)	7,478	133,707
Prosus NV (A)	126,508	8,734,541
Quotient Technology, Inc. (A)	15,029	51,549
Qurate Retail, Inc., Series A (A)	57,164	93,177
Rakuten Group, Inc.	133,205	600,364
Rent the Runway, Inc., Class A (A)	7,108	21,679
Revolve Group, Inc. (A)	6,534	145,447
RumbleON, Inc., Class B (A)	1,799	11,640
Stitch Fix, Inc., Class A (A)	13,829	43,008
The RealReal, Inc. (A)	15,371	19,214
Vivid Seats, Inc., Class A (A)	4,388	32,032
Xometry, Inc., Class A (A)	5,420	174,687
Zalando SE (A)(B)	34,156	1,202,455
ZOZO, Inc.	19,000	469,219
		102,740,550
Leisure products – 0.2%
Acushnet Holdings Corp.	5,298	224,953
AMMO, Inc. (A)(C)	14,827	25,651
Bandai Namco Holdings, Inc.	30,493	1,911,283
Brunswick Corp.	17,028	1,227,378
Clarus Corp.	4,941	38,737
Hasbro, Inc.	15,121	922,532
Johnson Outdoors, Inc., Class A	936	61,888
Latham Group, Inc. (A)	7,514	24,195
Malibu Boats, Inc., Class A (A)	3,312	176,530
MasterCraft Boat Holdings, Inc. (A)	2,983	77,170
Mattel, Inc. (A)	83,231	1,484,841
Polaris, Inc.	12,795	1,292,295
Shimano, Inc.	11,081	1,751,007
Smith & Wesson Brands, Inc.	7,540	65,447
Sturm Ruger & Company, Inc.	2,767	140,066
Topgolf Callaway Brands Corp. (A)	55,093	1,088,087
Vista Outdoor, Inc. (A)	8,903	216,966
Yamaha Corp.	21,473	796,816
YETI Holdings, Inc. (A)	20,255	836,734
		12,362,576
Multiline retail – 0.4%
Big Lots, Inc.	4,691	68,958
Dillard's, Inc., Class A (C)	635	205,232
Dollar General Corp.	25,583	6,299,814
Dollar Tree, Inc. (A)	23,937	3,385,649
Franchise Group, Inc. (C)	4,378	104,284
Kohl's Corp.	27,392	691,648
Macy's, Inc.	63,642	1,314,207
Next PLC	19,715	1,381,444

The accompanying notes are an integral part of the financial statements.	140

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multiline retail (continued)
Nordstrom, Inc.	26,160	$422,222
Ollie's Bargain Outlet Holdings, Inc. (A)	13,670	640,303
Pan Pacific International Holdings Corp.	58,100	1,079,156
Target Corp.	52,709	7,855,749
Wesfarmers, Ltd.	172,979	5,394,745
		28,843,411
Specialty retail – 1.8%
Abercrombie & Fitch Company, Class A (A)	7,976	182,730
Academy Sports & Outdoors, Inc.	12,354	649,079
Advance Auto Parts, Inc.	7,084	1,041,561
American Eagle Outfitters, Inc.	24,936	348,107
America's Car-Mart, Inc. (A)	985	71,176
Arko Corp.	13,641	118,131
Asbury Automotive Group, Inc. (A)	3,518	630,602
AutoNation, Inc. (A)	8,033	861,941
AutoZone, Inc. (A)	2,210	5,450,258
Bath & Body Works, Inc.	24,907	1,049,581
Bed Bath & Beyond, Inc. (A)(C)	13,133	32,964
Best Buy Company, Inc.	22,919	1,838,333
Big 5 Sporting Goods Corp. (C)	3,618	31,947
Boot Barn Holdings, Inc. (A)	4,744	296,595
Build-A-Bear Workshop, Inc. (A)	2,249	53,616
Caleres, Inc.	5,515	122,874
Camping World Holdings, Inc., Class A (C)	6,170	137,714
CarMax, Inc. (A)	17,671	1,075,987
Chico's FAS, Inc. (A)	19,677	96,811
Citi Trends, Inc. (A)	1,409	37,310
Designer Brands, Inc., Class A	8,238	80,568
Destination XL Group, Inc. (A)	9,679	65,333
Dick's Sporting Goods, Inc.	13,058	1,570,747
EVgo, Inc. (A)(C)	11,194	50,037
Fast Retailing Company, Ltd.	8,946	5,443,941
Five Below, Inc. (A)	13,036	2,305,677
Foot Locker, Inc.	31,485	1,189,818
GameStop Corp., Class A (A)(C)	59,361	1,095,804
Genesco, Inc. (A)	2,057	94,663
Group 1 Automotive, Inc.	2,223	400,963
GrowGeneration Corp. (A)(C)	10,168	39,859
Guess?, Inc.	5,023	103,926
Haverty Furniture Companies, Inc.	2,339	69,936
Hennes & Mauritz AB, B Shares	111,390	1,200,386
Hibbett, Inc.	2,060	140,533
Hikari Tsushin, Inc.	3,100	436,338
Industria de Diseno Textil SA	166,373	4,419,039
JD Sports Fashion PLC	393,352	597,748
Kingfisher PLC	300,106	852,668
Lithia Motors, Inc.	6,420	1,314,431
LL Flooring Holdings, Inc. (A)	5,018	28,201
Lowe's Companies, Inc.	72,469	14,438,724
MarineMax, Inc. (A)	3,295	102,870
Monro, Inc.	5,094	230,249
Murphy USA, Inc.	8,212	2,295,582
National Vision Holdings, Inc. (A)	12,608	488,686
Nitori Holdings Company, Ltd.	12,211	1,595,519
OneWater Marine, Inc., Class A (A)	1,860	53,196
O'Reilly Automotive, Inc. (A)	7,230	6,102,337
Rent-A-Center, Inc.	8,175	184,346
RH (A)	4,513	1,205,828
Ross Stores, Inc.	39,628	4,599,622
Sally Beauty Holdings, Inc. (A)	17,148	214,693
Shoe Carnival, Inc.	2,766	66,135
Signet Jewelers, Ltd.	7,340	499,120
Sleep Number Corp. (A)	3,520	91,450
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Sonic Automotive, Inc., Class A	2,878	$141,799
Sportsman's Warehouse Holdings, Inc. (A)	6,496	61,127
The Aaron's Company, Inc.	5,234	62,546
The Buckle, Inc.	4,739	214,914
The Cato Corp., Class A	3,329	31,060
The Children's Place, Inc. (A)	2,112	76,919
The Container Store Group, Inc. (A)	5,812	25,050
The Gap, Inc.	49,540	558,811
The Home Depot, Inc.	116,524	36,805,271
The ODP Corp. (A)	6,448	293,642
The TJX Companies, Inc.	132,751	10,566,980
Tile Shop Holdings, Inc. (A)	6,696	29,328
Tilly's, Inc., Class A (A)	4,307	38,978
Tractor Supply Company	12,676	2,851,720
TravelCenters of America, Inc. (A)	2,041	91,396
Ulta Beauty, Inc. (A)	5,915	2,774,549
Urban Outfitters, Inc. (A)	10,212	243,556
USS Company, Ltd.	31,348	497,401
Victoria's Secret & Company (A)	19,081	682,718
Volta, Inc. (A)	21,751	7,730
Warby Parker, Inc., Class A (A)(C)	13,485	181,913
Williams-Sonoma, Inc.	15,667	1,800,452
Winmark Corp.	450	106,124
Zumiez, Inc. (A)	2,707	58,850
		125,999,124
Textiles, apparel and luxury goods – 1.4%
adidas AG	26,369	3,573,693
Allbirds, Inc., Class A (A)	16,651	40,295
Burberry Group PLC	59,801	1,453,891
Capri Holdings, Ltd. (A)	30,247	1,733,758
Carter's, Inc.	8,962	668,655
Cie Financiere Richemont SA, A Shares	79,615	10,322,875
Columbia Sportswear Company	8,315	728,228
Crocs, Inc. (A)	24,212	2,625,307
Deckers Outdoor Corp. (A)	6,216	2,481,179
Ermenegildo Zegna NV	7,562	79,174
Fossil Group, Inc. (A)	8,442	36,385
G-III Apparel Group, Ltd. (A)	7,104	97,396
Hanesbrands, Inc.	81,950	521,202
Hermes International	4,830	7,476,122
Kering SA	11,420	5,811,952
Kontoor Brands, Inc.	8,888	355,431
LVMH Moet Hennessy Louis Vuitton SE	42,216	30,720,260
Moncler SpA	31,306	1,663,502
Movado Group, Inc.	2,530	81,593
NIKE, Inc., Class B	143,614	16,804,274
Oxford Industries, Inc.	2,396	223,259
Pandora A/S	13,837	978,020
PLBY Group, Inc. (A)	5,529	15,205
Puma SE	16,102	973,258
PVH Corp.	15,317	1,081,227
Ralph Lauren Corp.	4,597	485,765
Rocky Brands, Inc.	1,251	29,549
Skechers USA, Inc., Class A (A)	31,520	1,322,264
Steven Madden, Ltd.	12,408	396,560
Superior Group of Companies, Inc.	2,256	22,695
Tapestry, Inc.	27,473	1,046,172
The Swatch Group AG	8,024	417,224
The Swatch Group AG, Bearer Shares	4,413	1,254,266
Under Armour, Inc., Class A (A)	44,314	450,230
Under Armour, Inc., Class C (A)	46,271	412,737
VF Corp.	37,720	1,041,449
Wolverine World Wide, Inc.	12,601	137,729
		97,562,781
		697,164,337

The accompanying notes are an integral part of the financial statements.	141

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer staples – 7.6%
Beverages – 1.8%
Anheuser-Busch InBev SA/NV	132,477	$7,979,214
Asahi Group Holdings, Ltd.	69,581	2,165,890
Brown-Forman Corp., Class B	20,268	1,331,202
Budweiser Brewing Company APAC, Ltd. (B)	262,600	820,886
Carlsberg A/S, Class B	14,847	1,969,409
Celsius Holdings, Inc. (A)	18,386	1,912,879
Coca-Cola Consolidated, Inc.	1,831	938,131
Coca-Cola Europacific Partners PLC	31,358	1,734,725
Coca-Cola HBC AG (A)	30,738	726,609
Constellation Brands, Inc., Class A	17,989	4,168,951
Davide Campari-Milano NV	79,724	809,382
Diageo PLC	347,287	15,201,396
Heineken Holding NV	15,375	1,187,417
Heineken NV	39,533	3,723,699
Ito En, Ltd.	8,200	298,431
Keurig Dr. Pepper, Inc.	96,252	3,432,346
Kirin Holdings Company, Ltd.	125,492	1,912,678
MGP Ingredients, Inc.	2,234	237,653
Molson Coors Beverage Company, Class B	21,971	1,131,946
Monster Beverage Corp. (A)	43,577	4,424,373
National Beverage Corp. (A)	3,789	176,302
PepsiCo, Inc.	156,290	28,235,351
Pernod Ricard SA	31,474	6,191,642
Primo Water Corp.	25,209	391,748
Remy Cointreau SA	3,538	596,554
Suntory Beverage & Food, Ltd.	21,159	720,510
The Boston Beer Company, Inc., Class A (A)	2,214	729,557
The Coca-Cola Company	440,921	28,046,985
The Duckhorn Portfolio, Inc. (A)	5,956	98,691
Treasury Wine Estates, Ltd.	110,097	1,017,122
Vita Coco Company, Inc. (A)	4,607	63,669
		122,375,348
Food and staples retailing – 1.4%
Aeon Company, Ltd.	99,778	2,106,860
BJ's Wholesale Club Holdings, Inc. (A)	31,721	2,098,661
Carrefour SA	90,554	1,514,601
Casey's General Stores, Inc.	8,749	1,962,838
Coles Group, Ltd.	203,809	2,310,303
Costco Wholesale Corp.	50,263	22,945,060
Endeavour Group, Ltd.	218,527	951,012
Grocery Outlet Holding Corp. (A)	20,790	606,860
HelloFresh SE (A)	25,203	550,052
HF Foods Group, Inc. (A)	6,128	24,880
Ingles Markets, Inc., Class A	2,272	219,157
J Sainsbury PLC	268,147	703,301
Jeronimo Martins SGPS SA	43,191	934,458
Kesko OYJ, B Shares	41,658	920,482
Kobe Bussan Company, Ltd.	23,000	662,887
Koninklijke Ahold Delhaize NV	159,493	4,585,625
Ocado Group PLC (A)	88,064	653,701
Performance Food Group Company (A)	36,560	2,134,738
PriceSmart, Inc.	3,943	239,656
Rite Aid Corp. (A)(C)	9,260	30,928
Seven & i Holdings Company, Ltd.	114,929	4,925,437
SpartanNash Company	5,709	172,640
Sprouts Farmers Market, Inc. (A)	41,954	1,358,051
Sysco Corp.	57,543	4,399,162
Tesco PLC	1,138,501	3,068,109
The Andersons, Inc.	5,091	178,134
The Chefs' Warehouse, Inc. (A)	5,482	182,441
The Fresh Market, Inc. (A)(D)	984	0
The Kroger Company	74,217	3,308,594
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
United Natural Foods, Inc. (A)	9,316	$360,622
Village Super Market, Inc., Class A	1,886	43,925
Walgreens Boots Alliance, Inc.	80,897	3,022,312
Walmart, Inc.	161,574	22,909,577
Weis Markets, Inc.	2,641	217,328
Welcia Holdings Company, Ltd.	14,400	335,668
Woolworths Group, Ltd.	185,143	4,227,817
		94,865,877
Food products – 1.9%
Ajinomoto Company, Inc.	69,596	2,127,085
Alico, Inc.	1,129	26,949
Archer-Daniels-Midland Company	63,624	5,907,488
Associated British Foods PLC	54,336	1,030,143
B&G Foods, Inc. (C)	11,312	126,129
Barry Callebaut AG	544	1,074,264
Benson Hill, Inc. (A)(C)	28,254	72,048
Beyond Meat, Inc. (A)(C)	9,973	122,768
BRC, Inc., Class A (A)(C)	4,474	27,336
Calavo Growers, Inc.	2,818	82,849
Cal-Maine Foods, Inc.	5,984	325,829
Campbell Soup Company	23,575	1,337,881
Chocoladefabriken Lindt & Spruengli AG	16	1,646,135
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	159	1,620,216
Conagra Brands, Inc.	54,807	2,121,031
Danone SA	97,917	5,160,780
Darling Ingredients, Inc. (A)	37,640	2,355,888
Flowers Foods, Inc.	45,122	1,296,806
Fresh Del Monte Produce, Inc.	4,925	128,986
General Mills, Inc.	67,052	5,622,310
Hormel Foods Corp.	32,901	1,498,641
Hostess Brands, Inc. (A)	21,513	482,752
Ingredion, Inc.	15,396	1,507,730
J&J Snack Foods Corp.	2,427	363,346
JDE Peet's NV	15,336	443,591
John B Sanfilippo & Son, Inc.	1,421	115,556
Kellogg Company	29,304	2,087,617
Kerry Group PLC, Class A	23,281	2,102,978
Kerry Group PLC, Class A (London Stock Exchange)	1,204	109,751
Kikkoman Corp.	22,146	1,165,690
Lamb Weston Holdings, Inc.	15,941	1,424,488
Lancaster Colony Corp.	7,761	1,531,245
Lifecore Biomedical, Inc. (A)	4,762	30,858
McCormick & Company, Inc.	28,777	2,385,326
MEIJI Holdings Company, Ltd.	17,000	871,389
Mission Produce, Inc. (A)	6,452	74,972
Mondelez International, Inc., Class A	155,107	10,337,882
Mowi ASA	63,096	1,075,174
Nestle SA	419,429	48,447,972
Nisshin Seifun Group, Inc.	30,200	379,553
Nissin Foods Holdings Company, Ltd.	9,575	758,286
Orkla ASA	114,555	826,781
Pilgrim's Pride Corp. (A)	10,552	250,399
Post Holdings, Inc. (A)	12,771	1,152,710
Salmar ASA	9,966	390,831
Seneca Foods Corp., Class A (A)	850	51,808
Sovos Brands, Inc. (A)	6,145	88,304
SunOpta, Inc. (A)	15,727	132,736
The Hain Celestial Group, Inc. (A)	12,205	197,477
The Hershey Company	16,769	3,883,197
The JM Smucker Company	12,065	1,911,820
The Kraft Heinz Company	90,100	3,667,971
The Simply Good Foods Company (A)	14,317	544,476
Tootsie Roll Industries, Inc.	2,418	102,934

The accompanying notes are an integral part of the financial statements.	142

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
TreeHouse Foods, Inc. (A)	8,127	$401,311
Tyson Foods, Inc., Class A	32,817	2,042,858
Utz Brands, Inc.	10,551	167,339
Vital Farms, Inc. (A)	4,862	72,541
WH Group, Ltd. (B)	1,272,000	741,879
Whole Earth Brands, Inc. (A)	7,876	32,055
Wilmar International, Ltd.	293,003	912,814
Yakult Honsha Company, Ltd.	19,603	1,276,107
		128,256,066
Household products – 1.0%
Central Garden & Pet Company (A)	3,042	113,923
Central Garden & Pet Company, Class A (A)	5,147	184,263
Church & Dwight Company, Inc.	27,861	2,245,875
Colgate-Palmolive Company	94,711	7,462,280
Energizer Holdings, Inc.	26,250	880,688
Essity AB, B Shares	92,884	2,432,370
Henkel AG & Company KGaA	15,850	1,018,595
Kimberly-Clark Corp.	38,158	5,179,949
Reckitt Benckiser Group PLC	109,142	7,565,322
The Clorox Company	14,002	1,964,901
The Procter & Gamble Company	270,682	41,024,564
Unicharm Corp.	61,500	2,354,603
WD-40 Company	2,182	351,760
		72,779,093
Personal products – 0.8%
Beiersdorf AG	15,374	1,756,813
BellRing Brands, Inc. (A)	52,909	1,356,587
Coty, Inc., Class A (A)	85,849	734,867
e.l.f. Beauty, Inc. (A)	7,741	428,077
Edgewell Personal Care Company	8,235	317,377
Haleon PLC (A)	774,650	3,064,992
Herbalife Nutrition, Ltd. (A)	15,741	234,226
Inter Parfums, Inc.	2,874	277,398
Kao Corp.	72,475	2,877,289
Kobayashi Pharmaceutical Company, Ltd.	8,100	555,195
Kose Corp.	5,100	554,131
L'Oreal SA	36,838	13,191,598
Medifast, Inc.	1,743	201,055
Nu Skin Enterprises, Inc., Class A	7,985	336,648
Shiseido Company, Ltd.	60,960	2,987,874
The Beauty Health Company (A)	16,045	146,010
The Estee Lauder Companies, Inc., Class A	26,199	6,500,234
The Honest Company, Inc. (A)	11,642	35,042
Unilever PLC	388,211	19,599,925
USANA Health Sciences, Inc. (A)	1,832	97,462
Veru, Inc. (A)	10,253	54,136
		55,306,936
Tobacco – 0.7%
22nd Century Group, Inc. (A)(C)	27,503	25,317
Altria Group, Inc.	204,574	9,351,078
British American Tobacco PLC	325,984	12,895,326
Imperial Brands PLC	137,708	3,430,460
Japan Tobacco, Inc.	183,066	3,690,650
Philip Morris International, Inc.	175,996	17,812,555
Turning Point Brands, Inc.	2,389	51,674
Universal Corp.	3,810	201,206
Vector Group, Ltd.	22,755	269,874
		47,728,140
		521,311,460
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy – 5.0%
Energy equipment and services – 0.4%
Archrock, Inc.	22,181	$199,185
Baker Hughes Company	114,477	3,380,506
Borr Drilling, Ltd. (New York Stock Exchange) (A)	31,601	157,057
Bristow Group, Inc. (A)	3,787	102,741
Cactus, Inc., Class A	9,453	475,108
ChampionX Corp.	79,098	2,293,051
Diamond Offshore Drilling, Inc. (A)	16,515	171,756
DMC Global, Inc. (A)	3,193	62,072
Dril-Quip, Inc. (A)	5,716	155,304
Expro Group Holdings NV (A)	12,580	228,075
Halliburton Company	104,105	4,096,532
Helix Energy Solutions Group, Inc. (A)	23,240	171,511
Helmerich & Payne, Inc.	16,471	816,467
Liberty Energy, Inc.	22,682	363,139
Nabors Industries, Ltd. (A)	1,459	225,955
National Energy Services Reunited Corp. (A)	6,777	47,032
Newpark Resources, Inc. (A)	14,577	60,495
NexTier Oilfield Solutions, Inc. (A)	28,209	260,651
Noble Corp. PLC (A)	11,862	447,316
NOV, Inc.	92,250	1,927,103
Oceaneering International, Inc. (A)	16,208	283,478
Oil States International, Inc. (A)	10,683	79,695
Patterson-UTI Energy, Inc.	34,452	580,172
ProFrac Holding Corp., Class A (A)	2,724	68,645
ProPetro Holding Corp. (A)	13,994	145,118
RPC, Inc.	12,071	107,311
Schlumberger, Ltd.	159,519	8,527,886
Select Energy Services, Inc., Class A	11,544	106,667
Solaris Oilfield Infrastructure, Inc., Class A	5,365	53,274
Tenaris SA	72,022	1,263,100
TETRA Technologies, Inc. (A)	20,490	70,895
Tidewater, Inc. (A)	6,879	253,491
U.S. Silica Holdings, Inc. (A)	11,870	148,375
Valaris, Ltd. (A)	9,711	656,658
Weatherford International PLC (A)	11,322	576,516
		28,562,337
Oil, gas and consumable fuels – 4.6%
Aemetis, Inc. (A)(C)	4,964	19,657
Aker BP ASA	48,198	1,498,132
Alto Ingredients, Inc. (A)	12,089	34,816
Amplify Energy Corp. (A)	5,875	51,641
Ampol, Ltd.	36,346	698,659
Antero Midstream Corp.	78,660	848,741
Antero Resources Corp. (A)	64,848	2,009,640
APA Corp.	36,758	1,715,863
Arch Resources, Inc.	2,336	333,557
Ardmore Shipping Corp. (A)	5,611	80,855
Berry Corp.	13,024	104,192
BP PLC	2,869,777	16,558,446
California Resources Corp.	11,644	506,630
Callon Petroleum Company (A)	7,921	293,790
Centrus Energy Corp., Class A (A)	1,716	55,736
Chevron Corp.	204,142	36,641,448
Chord Energy Corp.	6,543	895,148
Civitas Resources, Inc.	11,795	683,284
Clean Energy Fuels Corp. (A)	27,414	142,553
CNX Resources Corp. (A)	71,304	1,200,759
Comstock Resources, Inc.	14,668	201,098
ConocoPhillips	144,300	17,027,400
CONSOL Energy, Inc.	5,479	356,135
Coterra Energy, Inc.	91,341	2,244,248
Crescent Energy Company, Class A	5,372	64,410

The accompanying notes are an integral part of the financial statements.	143

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
CVR Energy, Inc.	4,679	$146,640
Delek US Holdings, Inc.	11,227	303,129
Denbury, Inc. (A)	8,005	696,595
Devon Energy Corp.	74,237	4,566,318
DHT Holdings, Inc.	21,642	192,181
Diamondback Energy, Inc.	20,135	2,754,065
Dorian LPG, Ltd.	4,826	91,453
DT Midstream, Inc.	22,722	1,255,618
Earthstone Energy, Inc., Class A (A)	7,196	102,399
Empire Petroleum Corp. (A)	1,721	21,168
ENEOS Holdings, Inc.	468,011	1,593,771
Energy Fuels, Inc. (A)	25,097	155,852
Eni SpA	381,305	5,421,951
EOG Resources, Inc.	66,184	8,572,152
EQT Corp.	42,995	1,454,521
Equinor ASA	145,296	5,221,974
Equitrans Midstream Corp.	167,585	1,122,820
Excelerate Energy, Inc., Class A	3,006	75,300
Exxon Mobil Corp.	472,493	52,115,978
FLEX LNG, Ltd.	4,594	150,178
Frontline, Ltd. (C)	19,840	240,858
Galp Energia SGPS SA	76,452	1,031,385
Gevo, Inc. (A)	32,588	61,917
Golar LNG, Ltd. (A)	16,146	367,967
Green Plains, Inc. (A)	8,479	258,610
Gulfport Energy Corp. (A)	1,772	130,490
Hess Corp.	31,808	4,511,011
HF Sinclair Corp.	31,585	1,638,946
HighPeak Energy, Inc. (C)	1,093	24,997
Idemitsu Kosan Company, Ltd.	31,786	744,161
Inpex Corp.	158,641	1,704,663
International Seaways, Inc.	7,750	286,905
Kinder Morgan, Inc.	224,711	4,062,775
Kinetik Holdings, Inc. (C)	2,846	94,146
Kosmos Energy, Ltd. (A)	72,475	460,941
Laredo Petroleum, Inc. (A)	2,719	139,811
Magnolia Oil & Gas Corp., Class A	26,751	627,311
Marathon Oil Corp.	76,807	2,079,165
Marathon Petroleum Corp.	56,528	6,579,294
Matador Resources Company	44,390	2,540,884
Murphy Oil Corp.	57,914	2,490,881
NACCO Industries, Inc., Class A	665	25,270
Neste OYJ	64,526	2,975,743
NextDecade Corp. (A)(C)	5,400	26,676
Nordic American Tankers, Ltd.	31,997	97,911
Northern Oil and Gas, Inc.	10,726	330,575
Occidental Petroleum Corp.	84,491	5,322,088
OMV AG	22,462	1,155,466
ONEOK, Inc.	50,189	3,297,417
Par Pacific Holdings, Inc. (A)	7,797	181,280
PBF Energy, Inc., Class A	42,306	1,725,239
PDC Energy, Inc.	21,640	1,373,707
Peabody Energy Corp. (A)	18,835	497,621
Permian Resources Corp.	33,026	310,444
Phillips 66	54,558	5,678,397
Pioneer Natural Resources Company	27,053	6,178,635
Range Resources Corp.	56,748	1,419,835
Ranger Oil Corp., Class A	3,223	130,306
Repsol SA	210,443	3,349,624
REX American Resources Corp. (A)	2,493	79,427
Riley Exploration Permian, Inc.	1,674	49,266
Ring Energy, Inc. (A)(C)	14,656	36,054
SandRidge Energy, Inc. (A)	5,181	88,232
Santos, Ltd.	486,182	2,391,138
Scorpio Tankers, Inc.	7,533	405,049
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
SFL Corp., Ltd.	18,150	$167,343
Shell PLC	1,107,956	31,234,185
SilverBow Resources, Inc. (A)	1,906	53,902
Sitio Royalties Corp., Class A (C)	11,418	329,415
SM Energy Company	19,400	675,702
Southwestern Energy Company (A)	259,175	1,516,174
Talos Energy, Inc. (A)	10,650	201,072
Targa Resources Corp.	26,587	1,954,145
Teekay Corp. (A)	12,074	54,816
Teekay Tankers, Ltd., Class A (A)	3,619	111,501
Tellurian, Inc. (A)	82,385	138,407
The Williams Companies, Inc.	137,656	4,528,882
TotalEnergies SE (C)	379,495	23,822,091
Uranium Energy Corp. (A)	52,561	203,937
Ur-Energy, Inc. (A)	36,207	41,638
VAALCO Energy, Inc.	17,111	78,026
Valero Energy Corp.	44,671	5,666,963
Vertex Energy, Inc. (A)(C)	8,733	54,145
W&T Offshore, Inc. (A)	14,974	83,555
Washington H. Soul Pattinson & Company, Ltd.	33,033	619,743
Woodside Energy Group, Ltd.	289,597	7,013,517
World Fuel Services Corp.	9,784	267,397
		316,299,975
		344,862,312
Financials – 14.0%
Banks – 6.1%
1st Source Corp.	2,544	135,061
ABN AMRO Bank NV (B)	61,601	853,048
ACNB Corp.	1,433	57,048
AIB Group PLC	163,100	626,044
Amalgamated Financial Corp.	2,218	51,103
Amerant Bancorp, Inc.	4,508	120,995
American National Bankshares, Inc.	1,930	71,275
Ameris Bancorp	10,616	500,438
ANZ Group Holdings, Ltd.	472,177	7,606,259
Arrow Financial Corp.	2,448	82,987
Associated Banc-Corp.	59,146	1,365,681
Atlantic Union Bankshares Corp.	11,964	420,415
Banc of California, Inc.	8,581	136,695
BancFirst Corp.	3,099	273,270
Banco Bilbao Vizcaya Argentaria SA	925,389	5,573,863
Banco Santander SA	2,561,472	7,659,089
Bank First Corp. (C)	988	91,706
Bank Hapoalim BM	193,700	1,744,059
Bank Leumi Le-Israel BM	235,462	1,961,117
Bank of America Corp.	792,522	26,248,329
Bank of Hawaii Corp.	9,397	728,831
Bank of Ireland Group PLC	163,245	1,555,613
Bank of Marin Bancorp	2,732	89,828
Bank OZK	25,997	1,041,440
BankUnited, Inc.	12,290	417,491
Bankwell Financial Group, Inc.	1,072	31,549
Banner Corp.	5,397	341,090
Banque Cantonale Vaudoise	4,594	440,458
Bar Harbor Bankshares	2,702	86,572
Barclays PLC	2,451,701	4,665,124
BayCom Corp.	2,501	47,469
BCB Bancorp, Inc.	2,436	43,824
Berkshire Hills Bancorp, Inc.	7,002	209,360
Blue Ridge Bankshares, Inc.	3,257	40,680
BNP Paribas SA	169,434	9,647,425
BOC Hong Kong Holdings, Ltd.	564,241	1,915,483
Brookline Bancorp, Inc.	12,161	172,078
Business First Bancshares, Inc.	3,628	80,324

The accompanying notes are an integral part of the financial statements.	144

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Byline Bancorp, Inc.	4,070	$93,488
Cadence Bank	71,779	1,770,070
CaixaBank SA	676,174	2,651,136
Cambridge Bancorp	1,132	94,024
Camden National Corp.	2,141	89,258
Capital Bancorp, Inc.	1,720	40,489
Capital City Bank Group, Inc.	2,218	72,085
Capstar Financial Holdings, Inc.	3,788	66,896
Carter Bankshares, Inc. (A)	4,219	69,993
Cathay General Bancorp	28,854	1,176,955
Central Pacific Financial Corp.	4,617	93,633
Citigroup, Inc.	219,171	9,913,104
Citizens & Northern Corp.	2,800	64,008
Citizens Financial Group, Inc.	55,222	2,174,090
City Holding Company	2,209	205,636
Civista Bancshares, Inc.	2,694	59,295
CNB Financial Corp.	2,747	65,351
Coastal Financial Corp. (A)	1,726	82,020
Colony Bankcorp, Inc.	3,392	43,044
Columbia Banking System, Inc.	12,449	375,088
Comerica, Inc.	15,240	1,018,794
Commerce Bancshares, Inc.	26,782	1,823,051
Commerzbank AG (A)	162,357	1,517,975
Commonwealth Bank of Australia	259,518	18,024,774
Community Bank System, Inc.	8,393	528,339
Community Trust Bancorp, Inc.	2,342	107,568
Concordia Financial Group, Ltd.	166,046	693,312
ConnectOne Bancorp, Inc.	6,241	151,095
Credit Agricole SA	184,606	1,941,933
CrossFirst Bankshares, Inc. (A)	7,499	93,063
Cullen/Frost Bankers, Inc.	15,101	2,019,004
Customers Bancorp, Inc. (A)	4,897	138,781
CVB Financial Corp.	20,851	536,913
Danske Bank A/S	105,200	2,074,871
DBS Group Holdings, Ltd.	276,283	6,993,166
Dime Community Bancshares, Inc.	5,249	167,076
DNB Bank ASA	141,877	2,802,086
Eagle Bancorp, Inc.	5,068	223,347
East West Bancorp, Inc.	33,101	2,181,356
Eastern Bankshares, Inc.	24,817	428,093
Enterprise Financial Services Corp.	5,558	272,120
Equity Bancshares, Inc., Class A	2,605	85,105
Erste Group Bank AG	52,443	1,677,925
Esquire Financial Holdings, Inc.	1,205	52,128
Farmers & Merchants Bancorp, Inc. (C)	2,104	57,187
Farmers National Banc Corp.	5,537	78,182
FB Financial Corp.	5,728	207,010
Fifth Third Bancorp	78,766	2,584,312
Financial Institutions, Inc.	2,492	60,705
FinecoBank Banca Fineco SpA	93,055	1,545,281
First Bancorp (North Carolina)	5,614	240,504
First BanCorp (Puerto Rico)	29,449	374,591
First Bank	3,111	42,807
First Busey Corp.	8,174	202,061
First Business Financial Services, Inc.	1,340	48,977
First Commonwealth Financial Corp.	14,765	206,267
First Community Bankshares, Inc.	2,623	88,920
First Financial Bancorp	14,944	362,093
First Financial Bankshares, Inc.	51,263	1,763,447
First Financial Corp.	1,603	73,866
First Foundation, Inc.	8,521	122,106
First Horizon Corp.	126,023	3,087,564
First Internet Bancorp	1,546	37,537
First Interstate BancSystem, Inc., Class A	14,433	557,835
First Merchants Corp.	9,088	373,608
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Mid Bancshares, Inc.	3,209	$102,945
First Republic Bank	20,747	2,528,852
First Western Financial, Inc. (A)	1,401	39,438
Five Star Bancorp	2,056	56,005
Flushing Financial Corp.	4,672	90,543
FNB Corp.	82,382	1,075,085
Fulton Financial Corp.	64,949	1,093,092
FVCBankcorp, Inc. (A)	2,426	46,264
German American Bancorp, Inc.	4,359	162,591
Glacier Bancorp, Inc.	43,645	2,156,936
Great Southern Bancorp, Inc.	1,346	80,074
Guaranty Bancshares, Inc.	1,435	49,708
Hancock Whitney Corp.	33,829	1,636,985
Hang Seng Bank, Ltd.	116,590	1,933,813
Hanmi Financial Corp.	4,853	120,112
HarborOne Bancorp, Inc.	7,441	103,430
Heartland Financial USA, Inc.	6,487	302,424
Heritage Commerce Corp.	9,631	125,203
Heritage Financial Corp.	5,423	166,161
Hilltop Holdings, Inc.	7,939	238,249
Home BancShares, Inc.	74,635	1,700,932
HomeStreet, Inc.	3,106	85,663
HomeTrust Bancshares, Inc.	2,759	66,685
Hope Bancorp, Inc.	18,488	236,831
Horizon Bancorp, Inc.	6,838	103,117
HSBC Holdings PLC	3,045,513	18,874,670
Huntington Bancshares, Inc.	164,444	2,318,660
Independent Bank Corp. (Massachusetts)	7,246	611,780
Independent Bank Corp. (Michigan)	3,464	82,859
Independent Bank Group, Inc.	5,724	343,898
ING Groep NV	574,579	6,999,032
International Bancshares Corp.	20,833	953,318
Intesa Sanpaolo SpA	2,548,065	5,645,005
Israel Discount Bank, Ltd., Class A	188,668	990,492
Japan Post Bank Company, Ltd.	62,900	539,238
John Marshall Bancorp, Inc.	1,961	56,438
JPMorgan Chase & Co.	332,593	44,600,721
KBC Group NV	38,150	2,456,298
KeyCorp	104,057	1,812,673
Lakeland Bancorp, Inc.	9,943	175,096
Lakeland Financial Corp.	3,843	280,424
Live Oak Bancshares, Inc.	5,415	163,533
Lloyds Banking Group PLC	10,402,068	5,676,542
M&T Bank Corp.	19,833	2,876,975
Macatawa Bank Corp.	5,177	57,102
Mediobanca Banca di Credito Finanziario SpA	92,321	887,118
Mercantile Bank Corp.	2,493	83,466
Metrocity Bankshares, Inc.	3,135	67,810
Metropolitan Bank Holding Corp. (A)	1,677	98,390
Mid Penn Bancorp, Inc.	2,432	72,887
Midland States Bancorp, Inc.	3,428	91,253
MidWestOne Financial Group, Inc.	2,413	76,613
Mitsubishi UFJ Financial Group, Inc.	1,823,168	12,239,680
Mizrahi Tefahot Bank, Ltd.	23,520	759,113
Mizuho Financial Group, Inc.	367,950	5,183,786
MVB Financial Corp.	1,880	41,398
National Australia Bank, Ltd.	483,029	9,807,231
National Bank Holdings Corp., Class A	4,601	193,564
NatWest Group PLC	810,572	2,585,100
NBT Bancorp, Inc.	6,560	284,835
Nicolet Bankshares, Inc. (A)	1,917	152,957
Nordea Bank ABP	512,769	5,492,757
Northeast Bank	1,189	50,057
Northwest Bancshares, Inc.	18,768	262,377

The accompanying notes are an integral part of the financial statements.	145

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
OceanFirst Financial Corp.	9,257	$196,711
OFG Bancorp	7,204	198,542
Old National Bancorp	115,202	2,071,332
Old Second Bancorp, Inc.	7,010	112,440
Origin Bancorp, Inc.	3,579	131,349
Orrstown Financial Services, Inc.	2,089	48,381
Oversea-Chinese Banking Corp., Ltd.	516,424	4,697,410
Pacific Premier Bancorp, Inc.	15,026	474,221
PacWest Bancorp	27,667	634,958
Park National Corp.	2,237	314,858
Parke Bancorp, Inc.	1,991	41,293
Pathward Financial, Inc.	4,655	200,398
PCB Bancorp	2,205	39,006
PCSB Financial Corp.	2,666	50,761
Peapack-Gladstone Financial Corp.	2,835	105,519
Peoples Bancorp, Inc.	4,442	125,487
Peoples Financial Services Corp.	1,123	58,216
Pinnacle Financial Partners, Inc.	17,955	1,317,897
Preferred Bank	2,086	155,657
Premier Financial Corp.	5,763	155,428
Primis Financial Corp.	4,372	51,808
Professional Holding Corp., Class A (A)	2,142	59,419
Prosperity Bancshares, Inc.	21,444	1,558,550
QCR Holdings, Inc.	2,569	127,525
RBB Bancorp	2,526	52,667
Red River Bancshares, Inc.	769	39,265
Regions Financial Corp.	107,659	2,321,128
Renasant Corp.	8,790	330,416
Republic Bancorp, Inc., Class A	1,382	56,551
Resona Holdings, Inc.	329,546	1,810,003
S&T Bancorp, Inc.	6,129	209,489
Sandy Spring Bancorp, Inc.	7,046	248,231
Seacoast Banking Corp. of Florida	9,729	303,448
ServisFirst Bancshares, Inc.	7,994	550,867
Shizuoka Financial Group, Inc.	68,108	545,783
Shore Bancshares, Inc.	3,283	57,223
Sierra Bancorp	2,600	55,224
Signature Bank	7,315	842,834
Silvergate Capital Corp., Class A (A)(C)	5,037	87,644
Simmons First National Corp., Class A	19,488	420,551
Skandinaviska Enskilda Banken AB, A Shares	246,460	2,837,462
SmartFinancial, Inc.	2,771	76,203
Societe Generale SA	123,143	3,088,874
South Plains Financial, Inc.	1,651	45,452
Southern First Bancshares, Inc. (A)	1,457	66,658
Southside Bancshares, Inc.	4,892	176,063
SouthState Corp.	11,892	908,073
Standard Chartered PLC	381,331	2,844,163
Stellar Bancorp, Inc.	7,175	211,376
Stock Yards Bancorp, Inc.	4,535	294,684
Sumitomo Mitsui Financial Group, Inc.	199,158	8,012,606
Sumitomo Mitsui Trust Holdings, Inc.	51,483	1,796,527
SVB Financial Group (A)	6,792	1,563,111
Svenska Handelsbanken AB, A Shares	222,462	2,239,745
Swedbank AB, A Shares	138,122	2,349,326
Synovus Financial Corp.	34,161	1,282,746
Texas Capital Bancshares, Inc. (A)	19,735	1,190,218
The Bancorp, Inc. (A)	8,916	253,036
The Bank of NT Butterfield & Son, Ltd.	7,844	233,830
The Chiba Bank, Ltd.	80,864	589,995
The First Bancshares, Inc.	3,245	103,872
The First of Long Island Corp.	3,807	68,526
The PNC Financial Services Group, Inc.	46,292	7,311,358
Third Coast Bancshares, Inc. (A)	2,438	44,932
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Tompkins Financial Corp.	2,144	$166,332
Towne Bank	10,785	332,609
TriCo Bancshares	4,927	251,228
Triumph Financial, Inc. (A)	3,826	186,977
Truist Financial Corp.	150,345	6,469,345
Trustmark Corp.	9,684	338,068
U.S. Bancorp	152,715	6,659,901
UMB Financial Corp.	17,207	1,437,129
Umpqua Holdings Corp.	50,975	909,904
UniCredit SpA	293,006	4,157,622
United Bankshares, Inc.	52,377	2,120,745
United Community Banks, Inc.	16,830	568,854
United Overseas Bank, Ltd.	180,039	4,123,944
Unity Bancorp, Inc.	1,401	38,289
Univest Financial Corp.	4,778	124,849
USCB Financial Holdings, Inc. (A)	2,270	27,694
Valley National Bancorp	167,751	1,897,264
Veritex Holdings, Inc.	8,476	238,006
Washington Federal, Inc.	25,627	859,786
Washington Trust Bancorp, Inc.	2,679	126,395
Webster Financial Corp.	40,866	1,934,596
Wells Fargo & Company	430,160	17,761,306
WesBanco, Inc.	9,168	339,033
West BanCorp, Inc.	3,081	78,720
Westamerica BanCorp	4,012	236,748
Westpac Banking Corp.	533,990	8,453,867
Wintrust Financial Corp.	14,271	1,206,185
Zions Bancorp NA	16,384	805,437
		422,543,962
Capital markets – 2.7%
3i Group PLC	148,443	2,393,991
abrdn PLC	328,156	745,700
Affiliated Managers Group, Inc.	8,847	1,401,630
Ameriprise Financial, Inc.	12,195	3,797,157
Amundi SA (B)	9,329	529,037
Artisan Partners Asset Management, Inc., Class A	9,622	285,773
AssetMark Financial Holdings, Inc. (A)	3,470	79,810
ASX, Ltd.	29,527	1,359,902
B. Riley Financial, Inc.	3,320	113,544
Bakkt Holdings, Inc. (A)(C)	11,838	14,087
BGC Partners, Inc., Class A	51,519	194,227
BlackRock, Inc.	17,087	12,108,361
Blucora, Inc. (A)	7,603	194,105
Brightsphere Investment Group, Inc.	5,273	108,518
Cboe Global Markets, Inc.	11,817	1,482,679
CME Group, Inc.	40,625	6,831,500
Cohen & Steers, Inc.	4,070	262,759
Cowen, Inc., Class A	4,159	160,621
Credit Suisse Group AG	549,364	1,640,098
Daiwa Securities Group, Inc.	203,508	899,261
Deutsche Bank AG	315,223	3,543,598
Deutsche Boerse AG	28,979	4,989,895
Diamond Hill Investment Group, Inc.	479	88,625
Donnelley Financial Solutions, Inc. (A)	4,145	160,204
Ellington Financial, Inc.	9,122	112,839
EQT AB	45,473	966,087
Euronext NV (B)	13,069	967,513
Evercore, Inc., Class A	8,391	915,290
FactSet Research Systems, Inc.	4,241	1,701,532
Federated Hermes, Inc.	33,431	1,213,880
Focus Financial Partners, Inc., Class A (A)	9,375	349,406
Franklin Resources, Inc.	32,790	865,000
Futu Holdings, Ltd., ADR (A)	9,100	369,915
GCM Grosvenor, Inc., Class A (C)	6,948	52,874

The accompanying notes are an integral part of the financial statements.	146

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Hamilton Lane, Inc., Class A	5,678	$362,711
Hargreaves Lansdown PLC	54,258	558,746
Hong Kong Exchanges & Clearing, Ltd.	183,671	7,892,387
Houlihan Lokey, Inc.	7,964	694,142
Interactive Brokers Group, Inc., Class A	24,159	1,747,904
Intercontinental Exchange, Inc.	63,075	6,470,864
Invesco, Ltd.	51,497	926,431
Janus Henderson Group PLC	31,123	732,013
Japan Exchange Group, Inc.	76,600	1,104,020
Jefferies Financial Group, Inc.	43,022	1,474,794
Julius Baer Group, Ltd.	32,609	1,897,879
London Stock Exchange Group PLC	50,195	4,312,814
Macquarie Group, Ltd.	55,998	6,321,527
MarketAxess Holdings, Inc.	4,148	1,156,836
Moelis & Company, Class A	10,215	391,950
Moody's Corp.	17,866	4,977,825
Morgan Stanley	151,800	12,906,036
MSCI, Inc.	9,159	4,260,492
Nasdaq, Inc.	38,784	2,379,398
Nomura Holdings, Inc.	443,813	1,644,538
Northern Trust Corp.	23,861	2,111,460
Open Lending Corp., Class A (A)	17,590	118,733
Oppenheimer Holdings, Inc., Class A	1,293	54,733
Partners Group Holding AG	3,461	3,064,657
Perella Weinberg Partners	7,092	69,502
Piper Sandler Companies	2,715	353,466
PJT Partners, Inc., Class A	3,745	275,969
Raymond James Financial, Inc.	21,788	2,328,048
S&P Global, Inc.	38,631	12,939,067
SBI Holdings, Inc.	37,390	712,382
Schroders PLC	111,534	586,055
Sculptor Capital Management, Inc.	4,475	38,754
SEI Investments Company	24,065	1,402,990
Silvercrest Asset Management Group, Inc., Class A	1,687	31,665
Singapore Exchange, Ltd.	130,748	874,296
St. James's Place PLC	82,981	1,093,139
State Street Corp.	42,038	3,260,888
StepStone Group, Inc., Class A	8,581	216,070
Stifel Financial Corp.	24,960	1,456,915
StoneX Group, Inc. (A)	2,733	260,455
T. Rowe Price Group, Inc.	25,664	2,798,916
The Bank of New York Mellon Corp.	83,687	3,809,432
The Charles Schwab Corp.	173,120	14,413,971
The Goldman Sachs Group, Inc.	38,608	13,257,215
UBS Group AG	510,696	9,491,907
Victory Capital Holdings, Inc., Class A	2,622	70,348
Virtus Investment Partners, Inc.	1,121	214,604
WisdomTree, Inc.	22,254	121,284
		188,539,646
Consumer finance – 0.4%
American Express Company	68,015	10,049,216
Bread Financial Holdings, Inc.	7,955	299,585
Capital One Financial Corp.	43,522	4,045,805
Discover Financial Services	30,980	3,030,773
Encore Capital Group, Inc. (A)	3,647	174,837
Enova International, Inc. (A)	4,941	189,586
EZCORP, Inc., Class A (A)	8,319	67,800
FirstCash Holdings, Inc.	14,861	1,291,570
Green Dot Corp., Class A (A)	7,839	124,013
LendingClub Corp. (A)	16,813	147,954
LendingTree, Inc. (A)	1,878	40,058
Moneylion, Inc. (A)	22,870	14,179
Navient Corp.	41,579	683,975
Nelnet, Inc., Class A	2,231	202,463
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer finance (continued)
NerdWallet, Inc., Class A (A)(C)	4,412	$42,355
Oportun Financial Corp. (A)	5,301	29,209
PRA Group, Inc. (A)	6,251	211,159
PROG Holdings, Inc. (A)	8,161	137,839
Regional Management Corp.	1,258	35,325
SLM Corp.	58,759	975,399
Synchrony Financial	54,259	1,782,951
World Acceptance Corp. (A)	675	44,510
		23,620,561
Diversified financial services – 1.2%
Alerus Financial Corp.	2,712	63,325
A-Mark Precious Metals, Inc.	2,826	98,147
Banco Latinoamericano de Comercio Exterior SA, Class E	4,409	71,426
Berkshire Hathaway, Inc., Class B (A)	204,508	63,172,521
Cannae Holdings, Inc. (A)	11,553	238,569
Compass Diversified Holdings	10,084	183,831
Eurazeo SE	6,646	413,764
EXOR NV (A)	16,540	1,210,964
Groupe Bruxelles Lambert NV	15,168	1,212,191
Industrivarden AB, A Shares	19,886	483,688
Industrivarden AB, C Shares	23,489	569,901
Investor AB, A Shares	76,062	1,415,110
Investor AB, B Shares	277,882	5,029,929
Jackson Financial, Inc., Class A	11,689	406,660
Kinnevik AB, B Shares (A)	37,014	509,467
L.E. Lundbergforetagen AB, B Shares	11,592	494,205
M&G PLC	383,197	866,507
Mitsubishi HC Capital, Inc.	100,696	495,278
ORIX Corp.	182,283	2,917,741
Sofina SA	2,351	519,108
Voya Financial, Inc.	22,821	1,403,263
Wendel SE	4,060	379,240
		82,154,835
Insurance – 3.4%
Admiral Group PLC	27,475	705,308
Aegon NV	272,518	1,380,759
Aflac, Inc.	65,243	4,693,581
Ageas SA/NV	24,597	1,091,414
AIA Group, Ltd.	1,820,335	20,102,654
Allianz SE	62,298	13,304,212
Ambac Financial Group, Inc. (A)	7,266	126,719
American Equity Investment Life Holding Company	11,300	515,506
American Financial Group, Inc.	16,397	2,250,980
American International Group, Inc.	86,193	5,450,845
AMERISAFE, Inc.	3,050	158,509
Aon PLC, Class A	24,008	7,205,761
Arch Capital Group, Ltd. (A)	42,942	2,695,899
Argo Group International Holdings, Ltd.	5,215	134,808
Arthur J. Gallagher & Company	24,006	4,526,091
Assicurazioni Generali SpA	169,417	3,012,657
Assurant, Inc.	6,019	752,736
Aviva PLC	427,478	2,267,619
AXA SA	285,077	7,940,963
Baloise Holding AG	6,985	1,077,134
Bright Health Group, Inc. (A)(C)	33,118	21,523
Brighthouse Financial, Inc. (A)	16,235	832,368
Brown & Brown, Inc.	26,141	1,489,253
BRP Group, Inc., Class A (A)	9,622	241,897
Chubb, Ltd.	47,367	10,449,160
Cincinnati Financial Corp.	18,039	1,847,013
CNO Financial Group, Inc.	44,981	1,027,816
Dai-ichi Life Holdings, Inc.	149,437	3,374,791
Donegal Group, Inc., Class A	2,702	38,368

The accompanying notes are an integral part of the financial statements.	147

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
eHealth, Inc. (A)	3,180	$15,391
Employers Holdings, Inc.	4,331	186,796
Enstar Group, Ltd. (A)	1,785	412,406
Everest Re Group, Ltd.	4,591	1,520,861
First American Financial Corp.	24,317	1,272,752
Genworth Financial, Inc., Class A (A)	78,400	414,736
Gjensidige Forsikring ASA	30,504	598,306
Globe Life, Inc.	10,415	1,255,528
Goosehead Insurance, Inc., Class A (A)	3,130	107,484
Greenlight Capital Re, Ltd., Class A (A)	5,223	42,567
Hannover Rueck SE	9,197	1,814,639
HCI Group, Inc.	1,147	45,410
Hippo Holdings, Inc. (A)(C)	2,914	39,630
Horace Mann Educators Corp.	6,441	240,700
Insurance Australia Group, Ltd.	375,975	1,208,635
Investors Title Company	248	36,592
James River Group Holdings, Ltd.	6,039	126,275
Japan Post Holdings Company, Ltd.	362,600	3,050,901
Japan Post Insurance Company, Ltd.	30,500	536,407
Kemper Corp.	15,003	738,148
Kinsale Capital Group, Inc.	8,511	2,225,797
Legal & General Group PLC	910,957	2,731,169
Lemonade, Inc. (A)(C)	7,541	103,161
Lincoln National Corp.	17,218	528,937
Loews Corp.	22,642	1,320,708
Marsh & McLennan Companies, Inc.	56,748	9,390,659
MBIA, Inc. (A)	7,847	100,834
Medibank Private, Ltd.	420,044	838,004
Mercury General Corp.	4,377	149,693
MetLife, Inc.	76,006	5,500,554
MS&AD Insurance Group Holdings, Inc.	67,951	2,172,382
Muenchener Rueckversicherungs-Gesellschaft AG	21,368	6,911,914
National Western Life Group, Inc., Class A	348	97,788
NN Group NV	42,553	1,740,085
Old Republic International Corp.	66,463	1,605,081
Oscar Health, Inc., Class A (A)	19,718	48,506
Palomar Holdings, Inc. (A)	3,882	175,311
Phoenix Group Holdings PLC	114,391	837,969
Poste Italiane SpA (B)	79,684	777,434
Primerica, Inc.	8,665	1,228,870
Principal Financial Group, Inc.	26,614	2,233,447
ProAssurance Corp.	8,690	151,814
Prudential Financial, Inc.	42,360	4,213,126
Prudential PLC	419,323	5,717,590
QBE Insurance Group, Ltd.	226,225	2,052,243
Reinsurance Group of America, Inc.	15,696	2,230,245
RenaissanceRe Holdings, Ltd.	10,263	1,890,752
RLI Corp.	15,699	2,060,808
Safety Insurance Group, Inc.	2,233	188,153
Sampo OYJ, A Shares	73,172	3,821,733
Selective Insurance Group, Inc.	23,670	2,097,399
SiriusPoint, Ltd. (A)	15,332	90,459
Sompo Holdings, Inc.	47,691	2,109,997
Stewart Information Services Corp.	4,345	185,662
Suncorp Group, Ltd.	192,571	1,569,224
Swiss Life Holding AG	4,702	2,423,686
Swiss Re AG	46,003	4,301,344
T&D Holdings, Inc.	80,825	1,156,989
The Allstate Corp.	30,455	4,129,698
The Hanover Insurance Group, Inc.	8,352	1,128,606
The Hartford Financial Services Group, Inc.	37,082	2,811,928
The Progressive Corp.	66,126	8,577,203
The Travelers Companies, Inc.	26,684	5,002,983
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Tiptree, Inc.	4,434	$61,367
Tokio Marine Holdings, Inc.	280,055	5,982,642
Trupanion, Inc. (A)	6,295	299,201
Tryg A/S	54,917	1,305,133
United Fire Group, Inc.	3,499	95,733
Universal Insurance Holdings, Inc.	4,625	48,979
Unum Group	43,918	1,801,956
W.R. Berkley Corp.	23,202	1,683,769
Willis Towers Watson PLC	12,587	3,078,528
Zurich Insurance Group AG	22,948	10,970,916
		236,338,677
Mortgage real estate investment trusts – 0.1%
AFC Gamma, Inc.	2,855	44,909
Annaly Capital Management, Inc.	109,878	2,316,228
Apollo Commercial Real Estate Finance, Inc.	22,549	242,627
Arbor Realty Trust, Inc.	26,532	349,957
Ares Commercial Real Estate Corp.	8,209	84,471
ARMOUR Residential REIT, Inc.	18,885	106,323
Blackstone Mortgage Trust, Inc., Class A	26,974	571,040
BrightSpire Capital, Inc.	15,443	96,210
Broadmark Realty Capital, Inc.	21,441	76,330
Chimera Investment Corp.	37,724	207,482
Claros Mortgage Trust, Inc. (C)	14,724	216,590
Dynex Capital, Inc.	7,077	90,019
Franklin BSP Realty Trust, Inc.	13,590	175,311
Granite Point Mortgage Trust, Inc.	8,902	47,715
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,722	397,664
Invesco Mortgage Capital, Inc.	5,717	72,777
KKR Real Estate Finance Trust, Inc.	8,727	121,829
Ladder Capital Corp.	18,132	182,045
MFA Financial, Inc.	16,790	165,382
New York Mortgage Trust, Inc.	61,889	158,436
Orchid Island Capital, Inc. (C)	6,099	64,040
PennyMac Mortgage Investment Trust	14,545	180,213
Ready Capital Corp.	11,671	130,015
Redwood Trust, Inc.	19,096	129,089
TPG RE Finance Trust, Inc.	11,655	79,137
Two Harbors Investment Corp.	13,947	219,944
		6,525,783
Thrifts and mortgage finance – 0.1%
Axos Financial, Inc. (A)	9,176	350,707
Blue Foundry Bancorp (A)	4,917	63,183
Bridgewater Bancshares, Inc. (A)	3,591	63,704
Capitol Federal Financial, Inc.	21,360	184,764
Columbia Financial, Inc. (A)	5,330	115,235
Enact Holdings, Inc.	4,630	111,676
Essent Group, Ltd.	42,016	1,633,582
Federal Agricultural Mortgage Corp., Class C	1,428	160,950
Greene County Bancorp, Inc.	534	30,662
Home Bancorp, Inc.	1,215	48,636
Kearny Financial Corp.	10,337	104,921
Luther Burbank Corp.	2,341	26,009
Merchants Bancorp	2,593	63,062
MGIC Investment Corp.	69,756	906,828
Mr. Cooper Group, Inc. (A)	11,033	442,754
New York Community Bancorp, Inc.	159,765	1,373,979
NMI Holdings, Inc., Class A (A)	13,280	277,552
Northfield Bancorp, Inc.	7,144	112,375
PennyMac Financial Services, Inc.	4,293	243,241
Provident Bancorp, Inc.	2,915	21,221
Provident Financial Services, Inc.	11,585	247,456
Radian Group, Inc.	24,783	472,612

The accompanying notes are an integral part of the financial statements.	148

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Southern Missouri Bancorp, Inc.	1,350	$61,871
The Hingham Institution for Savings	243	67,058
TrustCo Bank Corp. NY	3,014	113,296
Walker & Dunlop, Inc.	4,941	387,770
Waterstone Financial, Inc.	2,686	46,307
WSFS Financial Corp.	9,885	448,186
		8,179,597
		967,903,061
Health care – 14.2%
Biotechnology – 2.2%
2seventy bio, Inc. (A)	6,252	58,581
4D Molecular Therapeutics, Inc. (A)	5,137	114,093
Aadi Bioscience, Inc. (A)	2,411	30,933
AbbVie, Inc.	200,450	32,394,725
Absci Corp. (A)(C)	10,290	21,609
ACADIA Pharmaceuticals, Inc. (A)	19,264	306,683
Achillion Pharmaceuticals, Inc. (A)(D)	23,194	34,879
Adicet Bio, Inc. (A)	4,533	40,525
ADMA Biologics, Inc. (A)	29,862	115,865
Aduro Biotech, Inc. (A)(D)	2,435	4,919
Aerovate Therapeutics, Inc. (A)(C)	1,523	44,624
Affimed NV (A)	24,202	30,010
Agenus, Inc. (A)	48,502	116,405
Agios Pharmaceuticals, Inc. (A)	8,823	247,750
Akero Therapeutics, Inc. (A)	5,433	297,728
Albireo Pharma, Inc. (A)	2,883	62,302
Alector, Inc. (A)	10,218	94,312
Alkermes PLC (A)	26,138	682,986
Allogene Therapeutics, Inc. (A)	12,924	81,292
Allovir, Inc. (A)	5,009	25,696
Alpine Immune Sciences, Inc. (A)	2,996	22,021
ALX Oncology Holdings, Inc. (A)	3,473	39,141
Amgen, Inc.	60,680	15,936,995
Amicus Therapeutics, Inc. (A)	44,177	539,401
AnaptysBio, Inc. (A)	3,190	98,858
Anavex Life Sciences Corp. (A)(C)	11,166	103,397
Anika Therapeutics, Inc. (A)	2,422	71,691
Apellis Pharmaceuticals, Inc. (A)	14,996	775,443
Arbutus Biopharma Corp. (A)	18,169	42,334
Arcellx, Inc. (A)	4,787	148,301
Arcturus Therapeutics Holdings, Inc. (A)	3,737	63,380
Arcus Biosciences, Inc. (A)	8,233	170,258
Arcutis Biotherapeutics, Inc. (A)	6,601	97,695
Argenx SE (A)	8,398	3,152,657
Arrowhead Pharmaceuticals, Inc. (A)	41,355	1,677,359
Atara Biotherapeutics, Inc. (A)	15,306	50,204
Aura Biosciences, Inc. (A)	3,053	32,057
Aurinia Pharmaceuticals, Inc. (A)	21,472	92,759
Avid Bioservices, Inc. (A)	9,736	134,065
Avidity Biosciences, Inc. (A)	8,381	185,974
Beam Therapeutics, Inc. (A)	10,196	398,766
BioCryst Pharmaceuticals, Inc. (A)	29,735	341,358
Biogen, Inc. (A)	16,513	4,572,780
Biohaven, Ltd. (A)	9,928	137,801
Bioxcel Therapeutics, Inc. (A)	3,246	69,724
Bluebird Bio, Inc. (A)	13,199	91,337
Blueprint Medicines Corp. (A)	9,588	420,050
Bridgebio Pharma, Inc. (A)	16,936	129,052
C4 Therapeutics, Inc. (A)	7,117	41,990
CareDx, Inc. (A)	8,224	93,836
Caribou Biosciences, Inc. (A)	9,142	57,412
Catalyst Pharmaceuticals, Inc. (A)	15,310	284,766
Celldex Therapeutics, Inc. (A)	7,351	327,634
Celularity, Inc. (A)	11,796	15,217
Century Therapeutics, Inc. (A)(C)	3,549	18,206
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Cerevel Therapeutics Holdings, Inc. (A)	8,830	$278,498
Chimerix, Inc. (A)	14,974	27,852
Chinook Therapeutics, Inc. (A)	7,940	208,028
Cogent Biosciences, Inc. (A)	10,312	119,207
Coherus Biosciences, Inc. (A)	12,009	95,111
Crinetics Pharmaceuticals, Inc. (A)	8,523	155,971
CSL, Ltd.	73,470	14,326,219
CTI BioPharma Corp. (A)(C)	16,239	97,596
Cullinan Oncology, Inc. (A)	5,058	53,362
Cytokinetics, Inc. (A)	13,131	601,662
Day One Biopharmaceuticals, Inc. (A)	4,426	95,248
Deciphera Pharmaceuticals, Inc. (A)	7,222	118,369
Denali Therapeutics, Inc. (A)	17,106	475,718
Design Therapeutics, Inc. (A)	5,512	56,553
Dynavax Technologies Corp. (A)	19,009	202,256
Dyne Therapeutics, Inc. (A)	5,013	58,101
Eagle Pharmaceuticals, Inc. (A)	1,753	51,240
Editas Medicine, Inc. (A)	11,231	99,619
Emergent BioSolutions, Inc. (A)	8,139	96,122
Enanta Pharmaceuticals, Inc. (A)	3,160	147,003
EQRx, Inc. (A)	32,468	79,871
Erasca, Inc. (A)	10,714	46,177
Exelixis, Inc. (A)	75,753	1,215,078
Fate Therapeutics, Inc. (A)	13,387	135,075
FibroGen, Inc. (A)	14,055	225,161
Foghorn Therapeutics, Inc. (A)	3,495	22,298
Generation Bio Company (A)	8,275	32,521
Genmab A/S (A)	10,037	4,243,591
Geron Corp. (A)	57,593	139,375
Gilead Sciences, Inc.	141,640	12,159,794
Gossamer Bio, Inc. (A)(C)	10,023	21,750
GreenLight Biosciences Holdings PBC (A)	12,616	14,887
Grifols SA (A)	45,495	525,395
Halozyme Therapeutics, Inc. (A)	53,250	3,029,925
Heron Therapeutics, Inc. (A)	17,053	42,633
HilleVax, Inc. (A)	2,619	43,816
Icosavax, Inc. (A)	3,656	29,029
Ideaya Biosciences, Inc. (A)	6,864	124,719
IGM Biosciences, Inc. (A)	1,754	29,836
Imago Biosciences, Inc. (A)	4,189	150,595
ImmunityBio, Inc. (A)(C)	13,352	67,695
ImmunoGen, Inc. (A)	34,496	171,100
Immunovant, Inc. (A)	6,970	123,718
Incyte Corp. (A)	20,840	1,673,869
Inhibrx, Inc. (A)	5,114	126,009
Inovio Pharmaceuticals, Inc. (A)(C)	40,545	63,250
Insmed, Inc. (A)	21,173	423,037
Intellia Therapeutics, Inc. (A)	13,415	468,049
Intercept Pharmaceuticals, Inc. (A)	3,967	49,072
Invivyd, Inc. (A)	8,414	12,621
Iovance Biotherapeutics, Inc. (A)	24,261	155,028
Ironwood Pharmaceuticals, Inc. (A)	21,774	269,780
iTeos Therapeutics, Inc. (A)	3,813	74,468
IVERIC bio, Inc. (A)	21,329	456,654
Janux Therapeutics, Inc. (A)	2,835	37,337
KalVista Pharmaceuticals, Inc. (A)	3,963	26,790
Karuna Therapeutics, Inc. (A)	4,800	943,200
Karyopharm Therapeutics, Inc. (A)	12,477	42,422
Keros Therapeutics, Inc. (A)	2,960	142,139
Kezar Life Sciences, Inc. (A)	8,525	60,016
Kiniksa Pharmaceuticals, Ltd., Class A (A)	5,052	75,679
Kinnate Biopharma, Inc. (A)	4,923	30,030
Kodiak Sciences, Inc. (A)	5,784	41,413
Krystal Biotech, Inc. (A)	3,396	269,031
Kura Oncology, Inc. (A)	10,098	125,316

The accompanying notes are an integral part of the financial statements.	149

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Kymera Therapeutics, Inc. (A)	6,065	$151,382
Lexicon Pharmaceuticals, Inc. (A)	14,599	27,884
Lyell Immunopharma, Inc. (A)(C)	28,004	97,174
MacroGenics, Inc. (A)	9,830	65,959
Madrigal Pharmaceuticals, Inc. (A)	2,027	588,337
MannKind Corp. (A)	40,138	211,527
MeiraGTx Holdings PLC (A)	5,324	34,712
Mersana Therapeutics, Inc. (A)	14,676	86,001
MiMedx Group, Inc. (A)	19,043	52,940
Mirum Pharmaceuticals, Inc. (A)	2,916	56,862
Moderna, Inc. (A)	38,139	6,850,527
Monte Rosa Therapeutics, Inc. (A)(C)	4,886	37,182
Morphic Holding, Inc. (A)	4,123	110,290
Myriad Genetics, Inc. (A)	12,813	185,917
Neurocrine Biosciences, Inc. (A)	22,577	2,696,597
Nkarta, Inc. (A)	5,286	31,663
Nurix Therapeutics, Inc. (A)	7,611	83,569
Nuvalent, Inc., Class A (A)	3,150	93,807
Ocugen, Inc. (A)(C)	36,052	46,868
Organogenesis Holdings, Inc. (A)	12,119	32,600
PDL BioPharma, Inc. (A)(D)	23,030	26,945
PepGen, Inc. (A)	2,358	31,526
PMV Pharmaceuticals, Inc. (A)	6,058	52,705
Point Biopharma Global, Inc. (A)(C)	13,265	96,702
Precigen, Inc. (A)	17,851	27,134
Prime Medicine, Inc. (A)	1,275	23,690
Progenics Pharmaceuticals, Inc. (A)(D)	15,140	17,425
Prometheus Biosciences, Inc. (A)	5,510	606,100
Protagonist Therapeutics, Inc. (A)	7,658	83,549
Prothena Corp. PLC (A)	5,747	346,257
PTC Therapeutics, Inc. (A)	11,257	429,680
Radius Health, Inc. (A)(D)	8,191	655
Rallybio Corp. (A)	2,851	18,731
RAPT Therapeutics, Inc. (A)	4,123	81,635
Recursion Pharmaceuticals, Inc., Class A (A)	22,032	169,867
Regeneron Pharmaceuticals, Inc. (A)	12,103	8,732,193
REGENXBIO, Inc. (A)	6,467	146,672
Relay Therapeutics, Inc. (A)	13,153	196,506
Replimune Group, Inc. (A)	6,607	179,710
REVOLUTION Medicines, Inc. (A)	12,011	286,102
Rigel Pharmaceuticals, Inc. (A)	31,166	46,749
Rocket Pharmaceuticals, Inc. (A)	8,378	163,957
Sage Therapeutics, Inc. (A)	8,368	319,156
Sana Biotechnology, Inc. (A)(C)	14,728	58,176
Sangamo Therapeutics, Inc. (A)	21,079	66,188
Seres Therapeutics, Inc. (A)	11,391	63,790
Sorrento Therapeutics, Inc. (A)	61,822	54,774
SpringWorks Therapeutics, Inc. (A)	5,542	144,147
Stoke Therapeutics, Inc. (A)	3,764	34,742
Sutro Biopharma, Inc. (A)	8,315	67,185
Swedish Orphan Biovitrum AB (A)	25,762	533,195
Syndax Pharmaceuticals, Inc. (A)	8,563	217,928
Tango Therapeutics, Inc. (A)	7,576	54,926
TG Therapeutics, Inc. (A)	21,714	256,877
Travere Therapeutics, Inc. (A)	9,785	205,779
Twist Bioscience Corp. (A)	9,030	215,004
Tyra Biosciences, Inc. (A)	1,629	12,380
United Therapeutics Corp. (A)	10,704	2,976,675
Vanda Pharmaceuticals, Inc. (A)	9,003	66,532
Vaxart, Inc. (A)	20,828	20,014
Vaxcyte, Inc. (A)	11,304	542,027
VBI Vaccines, Inc. (A)	35,315	13,812
Vera Therapeutics, Inc. (A)	2,283	44,176
Veracyte, Inc. (A)	11,530	273,607
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Vericel Corp. (A)	7,589	$199,894
Vertex Pharmaceuticals, Inc. (A)	29,162	8,421,402
Verve Therapeutics, Inc. (A)	7,504	145,202
Vir Biotechnology, Inc. (A)	11,591	293,368
Viridian Therapeutics, Inc. (A)	5,955	173,946
Xencor, Inc. (A)	9,249	240,844
Y-mAbs Therapeutics, Inc. (A)	7,231	35,287
Zentalis Pharmaceuticals, Inc. (A)	7,603	153,124
		150,053,265
Health care equipment and supplies – 2.6%
Abbott Laboratories	198,645	21,809,235
Abiomed, Inc. (A)	18,209	37,693
Alcon, Inc.	76,214	5,229,725
Align Technology, Inc. (A)	8,108	1,709,977
Alphatec Holdings, Inc. (A)	11,717	144,705
AngioDynamics, Inc. (A)	6,158	84,796
Artivion, Inc. (A)	6,439	78,041
Asahi Intecc Company, Ltd.	33,100	539,936
AtriCure, Inc. (A)	7,328	325,217
Atrion Corp.	215	120,282
Avanos Medical, Inc. (A)	7,419	200,758
Axogen, Inc. (A)	6,492	64,790
Axonics, Inc. (A)	7,828	489,485
Baxter International, Inc.	56,792	2,894,688
Becton, Dickinson and Company	32,261	8,203,972
BioMerieux	6,387	671,040
Bioventus, Inc., Class A (A)	5,383	14,050
Boston Scientific Corp. (A)	161,632	7,478,713
Butterfly Network, Inc. (A)(C)	21,641	53,237
Cardiovascular Systems, Inc. (A)	6,570	89,483
Carl Zeiss Meditec AG, Bearer Shares	6,139	771,635
Cerus Corp. (A)	28,150	102,748
Cochlear, Ltd.	10,033	1,385,631
Coloplast A/S, B Shares	18,119	2,122,689
CONMED Corp.	4,653	412,442
Cutera, Inc. (A)	2,627	116,166
Demant A/S (A)	14,055	391,934
Dentsply Sirona, Inc.	25,493	811,697
DexCom, Inc. (A)	44,524	5,041,898
DiaSorin SpA	3,840	537,314
Edwards Lifesciences Corp. (A)	70,313	5,246,053
Embecta Corp.	9,352	236,512
Enovis Corp. (A)	11,191	598,942
Envista Holdings Corp. (A)	38,291	1,289,258
EssilorLuxottica SA	44,356	8,025,462
Figs, Inc., Class A (A)	20,664	139,069
Fisher & Paykel Healthcare Corp., Ltd.	88,058	1,259,942
Getinge AB, B Shares	34,887	725,321
Glaukos Corp. (A)	7,311	319,344
Globus Medical, Inc., Class A (A)	18,180	1,350,229
Haemonetics Corp. (A)	19,983	1,571,663
Heska Corp. (A)	1,587	98,648
Hologic, Inc. (A)	28,672	2,144,952
Hoya Corp.	55,107	5,278,066
ICU Medical, Inc. (A)	4,731	745,038
IDEXX Laboratories, Inc. (A)	9,492	3,872,356
Inari Medical, Inc. (A)	19,056	1,211,199
Inogen, Inc. (A)	3,792	74,740
Inspire Medical Systems, Inc. (A)	4,511	1,136,231
Integer Holdings Corp. (A)	5,272	360,921
Integra LifeSciences Holdings Corp. (A)	17,064	956,778
Intuitive Surgical, Inc. (A)	40,573	10,766,046
iRadimed Corp.	1,197	33,863
iRhythm Technologies, Inc. (A)	4,772	446,993
Koninklijke Philips NV	135,639	2,040,988

The accompanying notes are an integral part of the financial statements.	150

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Lantheus Holdings, Inc. (A)	27,074	$1,379,691
LeMaitre Vascular, Inc.	3,120	143,582
LivaNova PLC (A)	21,181	1,176,393
Masimo Corp. (A)	11,357	1,680,268
Medtronic PLC	150,661	11,709,373
Meridian Bioscience, Inc. (A)	6,742	223,902
Merit Medical Systems, Inc. (A)	8,921	630,001
Mesa Laboratories, Inc.	824	136,957
Nano-X Imaging, Ltd. (A)(C)	7,475	55,166
Neogen Corp. (A)	83,634	1,273,746
Nevro Corp. (A)	5,615	222,354
NuVasive, Inc. (A)	8,374	345,344
Olympus Corp.	186,308	3,286,022
Omnicell, Inc. (A)	17,529	883,812
OraSure Technologies, Inc. (A)	11,757	56,669
Orthofix Medical, Inc. (A)	3,308	67,913
OrthoPediatrics Corp. (A)	2,418	96,067
Outset Medical, Inc. (A)	7,872	203,255
Paragon 28, Inc. (A)	7,310	139,694
Penumbra, Inc. (A)	8,919	1,984,121
PROCEPT BioRobotics Corp. (A)(C)	4,089	169,857
Pulmonx Corp. (A)	5,698	48,034
QuidelOrtho Corp. (A)	12,564	1,076,358
ResMed, Inc.	16,520	3,438,308
RxSight, Inc. (A)	3,583	45,397
SeaSpine Holdings Corp. (A)	6,411	53,532
Senseonics Holdings, Inc. (A)(C)	74,269	76,497
Shockwave Medical, Inc. (A)	14,184	2,916,372
SI-BONE, Inc. (A)	5,455	74,188
Siemens Healthineers AG (B)	43,010	2,145,407
Sight Sciences, Inc. (A)	3,832	46,789
Silk Road Medical, Inc. (A)	5,733	302,989
Smith & Nephew PLC	132,785	1,773,320
Sonova Holding AG	8,190	1,945,113
STAAR Surgical Company (A)	18,999	922,211
STERIS PLC	11,510	2,125,782
Straumann Holding AG	17,024	1,952,161
Stryker Corp.	38,076	9,309,201
Surmodics, Inc. (A)	2,275	77,623
Sysmex Corp.	25,579	1,544,219
Tactile Systems Technology, Inc. (A)	3,567	40,949
Tandem Diabetes Care, Inc. (A)	15,101	678,790
Teleflex, Inc.	5,463	1,363,729
Terumo Corp.	98,434	2,790,661
The Cooper Companies, Inc.	5,654	1,869,608
TransMedics Group, Inc. (A)	4,886	301,564
Treace Medical Concepts, Inc. (A)	5,303	121,916
UFP Technologies, Inc. (A)	1,073	126,496
Utah Medical Products, Inc.	569	57,202
Varex Imaging Corp. (A)	6,214	126,144
Vicarious Surgical, Inc. (A)	9,803	19,802
ViewRay, Inc. (A)	24,117	108,044
Zimmer Biomet Holdings, Inc.	23,996	3,059,490
Zimvie, Inc. (A)	3,627	33,876
Zynex, Inc. (C)	3,544	49,297
		178,347,847
Health care providers and services – 2.3%
1Life Healthcare, Inc. (A)	28,946	483,688
23andMe Holding Company, Class A (A)	42,616	92,051
Acadia Healthcare Company, Inc. (A)	21,366	1,758,849
Accolade, Inc. (A)	10,671	83,127
AdaptHealth Corp. (A)	11,567	222,318
Addus HomeCare Corp. (A)	2,480	246,735
Agiliti, Inc. (A)	4,569	74,520
Alignment Healthcare, Inc. (A)	14,795	173,989
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Amedisys, Inc. (A)	7,631	$637,494
AmerisourceBergen Corp.	17,610	2,918,153
AMN Healthcare Services, Inc. (A)	6,911	710,589
Amplifon SpA	18,991	567,067
Apollo Medical Holdings, Inc. (A)	6,279	185,796
Brookdale Senior Living, Inc. (A)	30,057	82,056
Cano Health, Inc. (A)	26,667	36,534
Cardinal Health, Inc.	31,313	2,407,030
CareMax, Inc. (A)	9,560	34,894
Castle Biosciences, Inc. (A)	4,056	95,478
Centene Corp. (A)	64,809	5,314,986
Chemed Corp.	3,492	1,782,422
Cigna Corp.	34,591	11,461,382
Clover Health Investments Corp. (A)	63,910	59,404
Community Health Systems, Inc. (A)	20,953	90,517
CorVel Corp. (A)	1,429	207,677
Cross Country Healthcare, Inc. (A)	5,865	155,833
CVS Health Corp.	148,983	13,883,726
DaVita, Inc. (A)	6,304	470,720
DocGo, Inc. (A)	12,997	91,889
Elevance Health, Inc.	27,253	13,979,971
Encompass Health Corp.	23,435	1,401,647
Fresenius Medical Care AG & Company KGaA	31,326	1,023,186
Fresenius SE & Company KGaA	64,429	1,799,623
Fulgent Genetics, Inc. (A)	3,492	103,992
HCA Healthcare, Inc.	24,402	5,855,504
HealthEquity, Inc. (A)	33,128	2,042,010
Henry Schein, Inc. (A)	15,128	1,208,273
Hims & Hers Health, Inc. (A)	19,946	127,854
Humana, Inc.	14,293	7,320,732
Invitae Corp. (A)(C)	39,220	72,949
Laboratory Corp. of America Holdings	10,362	2,440,044
LHC Group, Inc. (A)	12,043	1,947,233
LifeStance Health Group, Inc. (A)(C)	11,674	57,670
McKesson Corp.	16,233	6,089,323
ModivCare, Inc. (A)	2,037	182,780
Molina Healthcare, Inc. (A)	6,586	2,174,829
National HealthCare Corp.	2,062	122,689
National Research Corp.	2,253	84,037
NMC Health PLC (A)	19,536	39
OPKO Health, Inc. (A)	66,354	82,943
Option Care Health, Inc. (A)	61,363	1,846,413
Owens & Minor, Inc. (A)	11,871	231,841
Patterson Companies, Inc.	34,237	959,663
Pediatrix Medical Group, Inc. (A)	13,443	199,763
PetIQ, Inc. (A)	4,816	44,404
Privia Health Group, Inc. (A)	7,166	162,740
Progyny, Inc. (A)	29,679	924,501
Quest Diagnostics, Inc.	13,036	2,039,352
R1 RCM, Inc. (A)	56,425	617,854
RadNet, Inc. (A)	8,154	153,540
Ramsay Health Care, Ltd.	27,927	1,226,305
Select Medical Holdings Corp.	16,741	415,679
Sonic Healthcare, Ltd.	69,562	1,415,658
Surgery Partners, Inc. (A)	7,653	213,213
Tenet Healthcare Corp. (A)	25,393	1,238,924
The Ensign Group, Inc.	8,615	815,065
The Joint Corp. (A)	2,548	35,621
The Pennant Group, Inc. (A)	4,214	46,270
UnitedHealth Group, Inc.	106,039	56,219,757
Universal Health Services, Inc., Class B	7,500	1,056,675

The accompanying notes are an integral part of the financial statements.	151

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
US Physical Therapy, Inc.	2,077	$168,299
		162,477,789
Health care technology – 0.1%
Allscripts Healthcare Solutions, Inc. (A)	17,515	308,965
American Well Corp., Class A (A)	36,876	104,359
Computer Programs and Systems, Inc. (A)	2,353	64,049
Evolent Health, Inc., Class A (A)	13,117	368,325
Health Catalyst, Inc. (A)	9,278	98,625
HealthStream, Inc. (A)	3,868	96,081
M3, Inc.	67,286	1,827,710
MultiPlan Corp. (A)	60,963	70,107
NextGen Healthcare, Inc. (A)	8,975	168,551
Nutex Health, Inc. (A)	38,816	73,750
OptimizeRx Corp. (A)	3,055	51,324
Pear Therapeutics, Inc. (A)(C)	11,658	13,756
Phreesia, Inc. (A)	7,917	256,194
Schrodinger, Inc. (A)	8,737	163,295
Sharecare, Inc. (A)	48,585	77,736
Simulations Plus, Inc.	2,511	91,827
		3,834,654
Life sciences tools and services – 1.3%
AbCellera Biologics, Inc. (A)	33,171	336,022
Adaptive Biotechnologies Corp. (A)	18,288	139,720
Agilent Technologies, Inc.	33,939	5,078,971
Akoya Biosciences, Inc. (A)	2,547	24,375
Azenta, Inc. (A)	17,618	1,025,720
Bachem Holding AG	5,062	439,232
Berkeley Lights, Inc. (A)	10,771	28,866
BioLife Solutions, Inc. (A)	5,379	97,898
Bionano Genomics, Inc. (A)(C)	46,787	68,309
Bio-Rad Laboratories, Inc., Class A (A)	2,363	993,618
Bio-Techne Corp.	17,388	1,441,117
Bruker Corp.	23,489	1,605,473
Charles River Laboratories International, Inc. (A)	5,885	1,282,342
Codexis, Inc. (A)	10,651	49,634
CryoPort, Inc. (A)	7,073	122,717
Cytek Biosciences, Inc. (A)	18,347	187,323
Danaher Corp.	74,228	19,701,596
Eurofins Scientific SE	20,549	1,475,380
Illumina, Inc. (A)	17,668	3,572,470
Inotiv, Inc. (A)	2,885	14,252
IQVIA Holdings, Inc. (A)	20,978	4,298,182
Lonza Group AG	11,358	5,575,363
MaxCyte, Inc. (A)	14,299	78,073
Medpace Holdings, Inc. (A)	9,974	2,118,577
Mettler-Toledo International, Inc. (A)	2,567	3,710,470
NanoString Technologies, Inc. (A)	7,731	61,616
NeoGenomics, Inc. (A)	20,776	191,970
OmniAb, Inc. (A)	12,504	45,014
OmniAb, Inc., Earnout Shares (A)(D)	967	0
OmniAb, Inc., Earnout Shares (A)(D)	967	0
Pacific Biosciences of California, Inc. (A)	36,313	297,040
PerkinElmer, Inc.	14,504	2,033,751
QIAGEN NV (A)	34,726	1,745,693
Quanterix Corp. (A)	5,546	76,812
Quantum-Si, Inc. (A)(C)	15,902	29,101
Repligen Corp. (A)	12,127	2,053,222
Sartorius Stedim Biotech	4,218	1,370,715
Seer, Inc. (A)	8,754	50,773
Singular Genomics Systems, Inc. (A)(C)	11,256	22,625
SomaLogic, Inc. (A)	25,228	63,322
Sotera Health Company (A)	23,189	193,164
Syneos Health, Inc. (A)	24,167	886,446
Thermo Fisher Scientific, Inc.	44,419	24,461,099
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Waters Corp. (A)	6,784	$2,324,063
West Pharmaceutical Services, Inc.	8,265	1,945,168
		91,317,294
Pharmaceuticals – 5.7%
Aclaris Therapeutics, Inc. (A)	10,441	164,446
Amneal Pharmaceuticals, Inc. (A)	18,162	36,142
Amphastar Pharmaceuticals, Inc. (A)	6,070	170,081
Amylyx Pharmaceuticals, Inc. (A)	7,837	289,577
AN2 Therapeutics, Inc. (A)	1,563	14,895
ANI Pharmaceuticals, Inc. (A)	2,032	81,747
Arvinas, Inc. (A)	7,813	267,283
Astellas Pharma, Inc.	280,047	4,258,291
AstraZeneca PLC	236,327	31,979,616
Atea Pharmaceuticals, Inc. (A)	12,621	60,707
Axsome Therapeutics, Inc. (A)	5,068	390,895
Bayer AG	149,839	7,712,221
Bristol-Myers Squibb Company	241,978	17,410,317
Cara Therapeutics, Inc. (A)	7,427	79,766
Cassava Sciences, Inc. (A)(C)	6,114	180,608
Catalent, Inc. (A)	20,672	930,447
Chugai Pharmaceutical Company, Ltd.	102,402	2,611,942
CinCor Pharma, Inc. (A)(C)	3,771	46,346
Collegium Pharmaceutical, Inc. (A)	5,516	127,971
Corcept Therapeutics, Inc. (A)	13,602	276,257
Daiichi Sankyo Company, Ltd.	267,258	8,602,151
DICE Therapeutics, Inc. (A)	5,532	172,598
Edgewise Therapeutics, Inc. (A)	5,478	48,973
Eisai Company, Ltd.	38,468	2,537,043
Eli Lilly & Company	89,385	32,700,608
Esperion Therapeutics, Inc. (A)	11,032	68,729
Evolus, Inc. (A)	5,845	43,896
EyePoint Pharmaceuticals, Inc. (A)	4,753	16,636
Fulcrum Therapeutics, Inc. (A)	6,863	49,963
GSK PLC	620,350	10,721,654
Harmony Biosciences Holdings, Inc. (A)	4,180	230,318
Hikma Pharmaceuticals PLC	25,180	469,252
Innoviva, Inc. (A)	10,188	134,991
Intra-Cellular Therapies, Inc. (A)	14,675	776,601
Ipsen SA	5,753	618,795
Jazz Pharmaceuticals PLC (A)	14,788	2,355,876
Johnson & Johnson	298,002	52,642,053
Kyowa Kirin Company, Ltd.	41,159	942,705
Ligand Pharmaceuticals, Inc. (A)	2,441	163,059
Liquidia Corp. (A)	8,087	51,514
Merck & Company, Inc.	287,076	31,851,082
Merck KGaA	19,712	3,803,238
Nektar Therapeutics (A)	30,100	68,026
NGM Biopharmaceuticals, Inc. (A)	7,041	35,346
Nippon Shinyaku Company, Ltd.	7,500	425,622
Novartis AG	329,953	29,859,895
Novo Nordisk A/S, B Shares	252,486	34,291,528
Nuvation Bio, Inc. (A)	20,531	39,420
Ocular Therapeutix, Inc. (A)	12,998	36,524
Ono Pharmaceutical Company, Ltd.	55,200	1,290,221
Organon & Company	29,567	825,806
Orion OYJ, Class B	16,268	891,861
Otsuka Holdings Company, Ltd.	59,593	1,943,491
Pacira BioSciences, Inc. (A)	7,191	277,645
Perrigo Company PLC	31,620	1,077,926
Pfizer, Inc.	636,074	32,592,432
Phathom Pharmaceuticals, Inc. (A)	3,757	42,154
Phibro Animal Health Corp., Class A	3,632	48,705
Prestige Consumer Healthcare, Inc. (A)	7,934	496,668
Provention Bio, Inc. (A)	9,875	104,379
Reata Pharmaceuticals, Inc., Class A (A)	4,489	170,537

The accompanying notes are an integral part of the financial statements.	152

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Recordati Industria Chimica e Farmaceutica SpA	15,948	$662,923
Relmada Therapeutics, Inc. (A)	4,694	16,382
Revance Therapeutics, Inc. (A)	12,517	231,064
Roche Holding AG	107,155	33,672,102
Roche Holding AG, Bearer Shares	4,068	1,576,334
Sanofi	173,984	16,776,673
Shionogi & Company, Ltd.	40,411	2,016,231
SIGA Technologies, Inc.	7,486	55,097
Supernus Pharmaceuticals, Inc. (A)	7,831	279,332
Takeda Pharmaceutical Company, Ltd.	229,298	7,164,799
Tarsus Pharmaceuticals, Inc. (A)	3,116	45,681
Teva Pharmaceutical Industries, Ltd., ADR (A)	169,408	1,545,001
Theravance Biopharma, Inc. (A)	10,410	116,800
UCB SA	19,283	1,519,374
Ventyx Biosciences, Inc. (A)	3,842	125,979
Viatris, Inc.	141,032	1,569,686
Xeris Biopharma Holdings, Inc. (A)(C)	23,089	30,708
Zoetis, Inc.	53,144	7,788,253
Zogenix, Inc. (A)(D)	9,475	18,950
		395,820,845
		981,851,694
Industrials – 11.5%
Aerospace and defense – 1.6%
AAR Corp. (A)	5,427	243,672
Aerojet Rocketdyne Holdings, Inc. (A)	12,683	709,360
AeroVironment, Inc. (A)	3,965	339,642
AerSale Corp. (A)	2,553	41,410
Airbus SE	90,155	10,719,645
Archer Aviation, Inc., Class A (A)	23,990	44,861
Astronics Corp. (A)	4,643	47,823
Axon Enterprise, Inc. (A)	15,877	2,634,471
BAE Systems PLC	477,441	4,931,202
Cadre Holdings, Inc.	3,107	62,575
Curtiss-Wright Corp.	8,997	1,502,409
Dassault Aviation SA	3,820	647,845
Ducommun, Inc. (A)	1,852	92,526
Elbit Systems, Ltd.	4,057	659,797
General Dynamics Corp.	25,490	6,324,324
Hexcel Corp.	19,767	1,163,288
Howmet Aerospace, Inc.	40,947	1,613,721
Huntington Ingalls Industries, Inc.	4,349	1,003,227
Kaman Corp.	4,601	102,602
Kongsberg Gruppen ASA	13,522	575,547
Kratos Defense & Security Solutions, Inc. (A)	20,144	207,886
L3Harris Technologies, Inc.	21,824	4,543,975
Lockheed Martin Corp.	26,789	13,032,581
Maxar Technologies, Inc.	11,894	615,396
Mercury Systems, Inc. (A)	13,617	609,225
Moog, Inc., Class A	4,585	402,380
MTU Aero Engines AG	8,150	1,753,352
National Presto Industries, Inc.	885	60,587
Northrop Grumman Corp.	16,531	9,019,479
Park Aerospace Corp.	3,411	45,742
Parsons Corp. (A)	5,317	245,911
Raytheon Technologies Corp.	167,200	16,873,824
Rheinmetall AG	6,644	1,322,661
Rocket Lab USA, Inc. (A)	34,940	131,724
Rolls-Royce Holdings PLC (A)	1,276,205	1,425,488
Safran SA	52,130	6,529,482
Singapore Technologies Engineering, Ltd.	238,152	595,931
Textron, Inc.	23,940	1,694,952
Thales SA	16,275	2,079,436
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
The Boeing Company (A)	63,306	$12,059,160
TransDigm Group, Inc.	5,855	3,686,601
Triumph Group, Inc. (A)	10,553	111,018
V2X, Inc. (A)	1,896	78,286
Virgin Galactic Holdings, Inc. (A)(C)	37,252	129,637
Woodward, Inc.	14,129	1,365,003
		112,079,664
Air freight and logistics – 0.5%
Air Transport Services Group, Inc. (A)	9,254	240,419
Atlas Air Worldwide Holdings, Inc. (A)	4,420	445,536
CH Robinson Worldwide, Inc.	14,108	1,291,728
Deutsche Post AG	151,185	5,658,344
DSV A/S	28,552	4,515,132
Expeditors International of Washington, Inc.	18,649	1,938,004
FedEx Corp.	26,946	4,667,047
Forward Air Corp.	4,280	448,929
GXO Logistics, Inc. (A)	27,862	1,189,429
Hub Group, Inc., Class A (A)	5,127	407,545
Nippon Express Holdings, Inc.	11,746	670,808
Radiant Logistics, Inc. (A)	6,551	33,345
SG Holdings Company, Ltd.	44,000	610,090
United Parcel Service, Inc., Class B	83,018	14,431,849
Yamato Holdings Company, Ltd.	43,493	689,201
		37,237,406
Airlines – 0.2%
Alaska Air Group, Inc. (A)	14,682	630,445
Allegiant Travel Company (A)	2,493	169,499
American Airlines Group, Inc. (A)	75,534	960,792
ANA Holdings, Inc. (A)	24,349	515,662
Blade Air Mobility, Inc. (A)(C)	9,551	34,193
Delta Air Lines, Inc. (A)	73,548	2,416,787
Deutsche Lufthansa AG (A)	91,167	751,495
Frontier Group Holdings, Inc. (A)	5,880	60,388
Hawaiian Holdings, Inc. (A)	8,157	83,691
Japan Airlines Company, Ltd. (A)	22,040	448,903
JetBlue Airways Corp. (A)	76,064	492,895
Joby Aviation, Inc. (A)(C)	40,929	137,112
Qantas Airways, Ltd. (A)	140,948	570,516
Singapore Airlines, Ltd.	204,327	843,639
SkyWest, Inc. (A)	7,986	131,849
Southwest Airlines Company (A)	66,004	2,222,355
Spirit Airlines, Inc.	17,348	337,939
Sun Country Airlines Holdings, Inc. (A)	5,411	85,818
United Airlines Holdings, Inc. (A)	37,760	1,423,552
Wheels Up Experience, Inc. (A)	27,641	28,470
		12,346,000
Building products – 0.8%
A.O. Smith Corp.	13,887	794,892
AAON, Inc.	7,013	528,219
AGC, Inc. (C)	29,476	978,183
Allegion PLC	10,175	1,071,021
American Woodmark Corp. (A)	2,684	131,140
Apogee Enterprises, Inc.	3,540	157,388
Assa Abloy AB, B Shares	152,870	3,288,119
Builders FirstSource, Inc. (A)	34,564	2,242,512
Caesarstone, Ltd.	4,060	23,183
Carlisle Companies, Inc.	12,145	2,861,969
Carrier Global Corp.	96,008	3,960,330
Cie de Saint-Gobain	75,354	3,686,378
CSW Industrials, Inc.	2,326	269,653
Daikin Industries, Ltd.	37,997	5,764,657
Fortune Brands Innovations, Inc.	30,118	1,720,039
Geberit AG	5,472	2,583,223

The accompanying notes are an integral part of the financial statements.	153

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Gibraltar Industries, Inc. (A)	5,044	$231,419
Griffon Corp.	7,352	263,128
Insteel Industries, Inc.	3,068	84,431
Janus International Group, Inc. (A)	13,230	125,950
JELD-WEN Holding, Inc. (A)	13,632	131,549
Johnson Controls International PLC	78,553	5,027,392
Kingspan Group PLC	23,553	1,275,251
Lennox International, Inc.	7,574	1,811,928
Lixil Corp.	43,750	659,579
Masco Corp.	25,854	1,206,606
Masonite International Corp. (A)	3,564	287,294
Nibe Industrier AB, B Shares	231,143	2,157,437
Owens Corning	21,948	1,872,164
PGT Innovations, Inc. (A)	9,243	166,004
Quanex Building Products Corp.	5,332	126,262
Resideo Technologies, Inc. (A)	23,185	381,393
ROCKWOOL A/S, B Shares	1,357	317,678
Simpson Manufacturing Company, Inc.	16,867	1,495,428
TOTO, Ltd.	21,600	732,660
Trane Technologies PLC	26,387	4,435,391
Trex Company, Inc. (A)	25,772	1,090,929
UFP Industries, Inc.	9,545	756,441
View, Inc. (A)(C)	21,060	20,321
Xinyi Glass Holdings, Ltd.	277,000	511,778
Zurn Elkay Water Solutions Corp.	19,868	420,208
		55,649,527
Commercial services and supplies – 0.6%
ABM Industries, Inc.	10,611	471,341
ACCO Brands Corp.	15,227	85,119
ACV Auctions, Inc., Class A (A)	18,691	153,453
Aris Water Solution, Inc., Class A	3,585	51,660
Brady Corp., Class A	7,153	336,906
Brambles, Ltd.	211,524	1,734,624
BrightView Holdings, Inc. (A)	7,692	52,998
Casella Waste Systems, Inc., Class A (A)	7,966	631,783
Cimpress PLC (A)	3,018	83,327
Cintas Corp.	9,647	4,356,778
Clean Harbors, Inc. (A)	11,810	1,347,757
Copart, Inc. (A)	49,110	2,990,308
CoreCivic, Inc. (A)	18,658	215,686
Dai Nippon Printing Company, Ltd.	33,873	680,494
Deluxe Corp.	7,031	119,386
Ennis, Inc.	4,178	92,584
Harsco Corp. (A)	13,166	82,814
Healthcare Services Group, Inc.	11,922	143,064
Heritage-Crystal Clean, Inc. (A)	2,558	83,084
HNI Corp.	6,525	185,506
IAA, Inc. (A)	31,415	1,256,600
Interface, Inc.	9,593	94,683
KAR Auction Services, Inc. (A)	17,661	230,476
Kimball International, Inc., Class B	6,911	44,922
Li-Cycle Holdings Corp. (A)(C)	22,316	106,224
Matthews International Corp., Class A	4,919	149,734
MillerKnoll, Inc.	12,333	259,116
Montrose Environmental Group, Inc. (A)	4,446	197,358
MSA Safety, Inc.	8,653	1,247,676
Pitney Bowes, Inc.	28,428	108,026
Rentokil Initial PLC	382,663	2,350,991
Republic Services, Inc.	23,476	3,028,169
Rollins, Inc.	26,395	964,473
Secom Company, Ltd.	32,055	1,828,988
Securitas AB, B Shares	75,048	626,235
SP Plus Corp. (A)	3,287	114,125
Steelcase, Inc., Class A	14,407	101,857
Stericycle, Inc. (A)	21,649	1,080,069
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Tetra Tech, Inc.	12,443	$1,806,599
The Brink's Company	18,175	976,179
The GEO Group, Inc. (A)	18,685	204,601
Toppan, Inc.	39,962	590,138
UniFirst Corp.	2,368	457,000
Viad Corp. (A)	3,307	80,658
VSE Corp.	1,747	81,899
Waste Management, Inc.	42,600	6,683,088
		38,568,556
Construction and engineering – 0.5%
ACS Actividades de Construccion y Servicios SA	33,021	944,848
AECOM	32,797	2,785,449
Ameresco, Inc., Class A (A)	5,100	291,414
API Group Corp. (A)	33,208	624,642
Arcosa, Inc.	7,694	418,092
Argan, Inc.	2,060	75,973
Bouygues SA	35,005	1,049,861
Comfort Systems USA, Inc.	5,641	649,166
Concrete Pumping Holdings, Inc. (A)	4,754	27,811
Construction Partners, Inc., Class A (A)	6,404	170,923
Dycom Industries, Inc. (A)	11,524	1,078,646
Eiffage SA	12,705	1,249,715
EMCOR Group, Inc.	18,691	2,768,324
Ferrovial SA	74,426	1,948,675
Fluor Corp. (A)	56,132	1,945,535
Granite Construction, Inc.	7,097	248,892
Great Lakes Dredge & Dock Corp. (A)	10,880	64,736
IES Holdings, Inc. (A)	1,427	50,758
Kajima Corp.	64,485	750,432
MasTec, Inc. (A)	13,847	1,181,565
MDU Resources Group, Inc.	47,757	1,448,947
MYR Group, Inc. (A)	2,609	240,211
Northwest Pipe Company (A)	1,584	53,381
NV5 Global, Inc. (A)	2,157	285,414
Obayashi Corp.	99,015	747,919
Primoris Services Corp.	8,520	186,929
Quanta Services, Inc.	16,089	2,292,683
Shimizu Corp.	84,229	449,440
Skanska AB, B Shares	51,888	822,554
Sterling Infrastructure, Inc. (A)	4,705	154,324
Taisei Corp.	27,573	889,097
Tutor Perini Corp. (A)	7,357	55,545
Valmont Industries, Inc.	5,010	1,656,657
Vinci SA	82,026	8,176,916
		35,785,474
Electrical equipment – 1.1%
ABB, Ltd.	239,729	7,306,341
Acuity Brands, Inc.	7,552	1,250,687
Allied Motion Technologies, Inc.	2,230	77,626
AMETEK, Inc.	26,012	3,634,397
Array Technologies, Inc. (A)	24,195	467,689
Atkore, Inc. (A)	6,581	746,417
AZZ, Inc.	3,965	159,393
Babcock & Wilcox Enterprises, Inc. (A)	10,377	59,875
Blink Charging Company (A)	5,819	63,834
Bloom Energy Corp., Class A (A)	28,241	539,968
Eaton Corp. PLC	45,184	7,091,629
Emerson Electric Company	67,205	6,455,712
Encore Wire Corp.	2,812	386,819
Energy Vault Holdings, Inc. (A)(C)	11,075	34,554
EnerSys	16,092	1,188,233
Enovix Corp. (A)	17,447	217,041
ESS Tech, Inc. (A)	13,893	33,760
Fluence Energy, Inc. (A)(C)	5,779	99,110

The accompanying notes are an integral part of the financial statements.	154

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
FuelCell Energy, Inc. (A)(C)	63,320	$176,030
Fuji Electric Company, Ltd.	19,340	729,877
Generac Holdings, Inc. (A)	7,357	740,556
GrafTech International, Ltd.	31,390	149,416
Hubbell, Inc.	12,613	2,960,019
Legrand SA	40,695	3,262,994
Mitsubishi Electric Corp.	294,697	2,920,134
Nidec Corp.	68,186	3,508,794
NuScale Power Corp. (A)(C)	5,239	53,752
nVent Electric PLC	39,123	1,505,062
Powell Industries, Inc.	1,510	53,122
Preformed Line Products Company	431	35,898
Prysmian SpA	38,852	1,443,566
Regal Rexnord Corp.	15,536	1,864,009
Rockwell Automation, Inc.	13,023	3,354,334
Schneider Electric SE	82,748	11,620,681
Shoals Technologies Group, Inc., Class A (A)	21,536	531,293
Siemens Energy AG	66,496	1,248,538
Siemens Gamesa Renewable Energy SA (A)	36,360	701,544
Stem, Inc. (A)	23,176	207,193
SunPower Corp. (A)	33,214	598,848
Sunrun, Inc. (A)	50,047	1,202,129
Thermon Group Holdings, Inc. (A)	5,455	109,536
TPI Composites, Inc. (A)	6,182	62,685
Vestas Wind Systems A/S	154,024	4,492,979
Vicor Corp. (A)	8,811	473,591
		73,819,665
Industrial conglomerates – 1.0%
3M Company	62,771	7,527,498
Brookfield Business Corp., Class A	4,171	78,373
CK Hutchison Holdings, Ltd.	409,238	2,451,683
DCC PLC	15,053	740,185
General Electric Company	124,252	10,411,075
Hitachi, Ltd.	147,694	7,431,413
Honeywell International, Inc.	76,338	16,359,233
Investment AB Latour, B Shares	22,581	427,050
Jardine Cycle & Carriage, Ltd.	15,100	322,411
Jardine Matheson Holdings, Ltd.	24,300	1,236,161
Keppel Corp., Ltd.	222,145	1,204,732
Lifco AB, B Shares	35,554	595,113
Melrose Industries PLC	618,377	996,269
Siemens AG	116,677	16,084,065
Smiths Group PLC	55,266	1,060,669
Toshiba Corp.	59,428	2,065,080
		68,991,010
Machinery – 2.4%
3D Systems Corp. (A)	20,319	150,361
AGCO Corp.	14,541	2,016,691
Alamo Group, Inc.	1,569	222,170
Albany International Corp., Class A	4,964	489,401
Alfa Laval AB	44,187	1,278,212
Alstom SA	48,773	1,193,309
Altra Industrial Motion Corp.	10,448	624,268
Astec Industries, Inc.	3,697	150,320
Atlas Copco AB, A Shares	409,677	4,854,015
Atlas Copco AB, B Shares	238,064	2,540,060
Barnes Group, Inc.	7,887	322,184
Blue Bird Corp. (A)	3,152	33,758
Caterpillar, Inc.	59,857	14,339,343
Chart Industries, Inc. (A)	15,075	1,737,092
CIRCOR International, Inc. (A)	3,133	75,067
CNH Industrial NV	156,073	2,503,722
Columbus McKinnon Corp.	4,555	147,901
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Crane Holdings Company	11,208	$1,125,844
Cummins, Inc.	16,017	3,880,759
Daifuku Company, Ltd.	15,400	717,858
Daimler Truck Holding AG (A)	69,034	2,122,222
Deere & Company	31,573	13,537,239
Desktop Metal, Inc., Class A (A)(C)	43,199	58,751
Donaldson Company, Inc.	28,760	1,693,101
Douglas Dynamics, Inc.	3,573	129,200
Dover Corp.	16,509	2,235,484
Energy Recovery, Inc. (A)	8,795	180,210
Enerpac Tool Group Corp.	9,211	234,420
EnPro Industries, Inc.	3,321	360,959
Epiroc AB, A Shares	100,512	1,830,234
Epiroc AB, B Shares	59,478	956,834
Esab Corp.	12,134	569,327
ESCO Technologies, Inc.	4,113	360,052
Evoqua Water Technologies Corp. (A)	18,863	746,975
FANUC Corp.	29,218	4,372,371
Federal Signal Corp.	9,491	441,047
Flowserve Corp.	30,694	941,692
Fortive Corp.	39,903	2,563,768
Franklin Electric Company, Inc.	7,337	585,126
GEA Group AG	23,102	939,501
Graco, Inc.	39,579	2,662,084
Helios Technologies, Inc.	5,252	285,919
Hillenbrand, Inc.	11,068	472,272
Hillman Solutions Corp. (A)	21,584	155,621
Hitachi Construction Machinery Company, Ltd.	16,452	366,656
Hoshizaki Corp.	16,600	583,690
Husqvarna AB, B Shares	64,000	449,499
Hyliion Holdings Corp. (A)	23,068	53,979
Hyster-Yale Materials Handling, Inc.	1,841	46,596
Hyzon Motors, Inc. (A)(C)	15,528	24,068
IDEX Corp.	8,505	1,941,947
Illinois Tool Works, Inc.	32,113	7,074,494
Indutrade AB	41,674	845,127
Ingersoll Rand, Inc.	45,100	2,356,475
ITT, Inc.	19,422	1,575,124
John Bean Technologies Corp.	5,073	463,317
Kadant, Inc.	1,848	328,260
Kennametal, Inc.	32,013	770,233
Knorr-Bremse AG	11,064	601,907
Komatsu, Ltd.	140,976	3,047,071
Kone OYJ, B Shares	51,840	2,683,847
Kubota Corp.	155,552	2,125,063
Kurita Water Industries, Ltd.	15,927	657,860
Lincoln Electric Holdings, Inc.	13,560	1,959,284
Lindsay Corp.	1,741	283,522
Luxfer Holdings PLC	4,584	62,892
Makita Corp.	34,152	795,578
Markforged Holding Corp. (A)	19,815	22,985
Microvast Holdings, Inc. (A)(C)	28,198	43,143
Miller Industries, Inc.	1,955	52,120
MINEBEA MITSUMI, Inc.	55,400	820,811
MISUMI Group, Inc.	43,400	943,269
Mitsubishi Heavy Industries, Ltd.	48,863	1,930,897
Mueller Industries, Inc.	8,889	524,451
Mueller Water Products, Inc., Class A	24,920	268,139
NGK Insulators, Ltd.	36,261	459,702
Nikola Corp. (A)(C)	52,870	114,199
Nordson Corp.	5,980	1,421,566
Omega Flex, Inc.	549	51,233
Oshkosh Corp.	15,358	1,354,422
Otis Worldwide Corp.	47,848	3,746,977

The accompanying notes are an integral part of the financial statements.	155

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
PACCAR, Inc.	39,239	$3,883,484
Parker-Hannifin Corp.	14,544	4,232,304
Pentair PLC	19,297	867,979
Proterra, Inc. (A)	35,910	135,381
Proto Labs, Inc. (A)	4,466	114,017
Rational AG	780	463,185
RBC Bearings, Inc. (A)	4,560	954,636
REV Group, Inc.	5,451	68,792
Sandvik AB	162,621	2,938,819
Sarcos Technology and Robotics Corp. (A)	19,656	11,033
Schindler Holding AG	3,581	645,839
Schindler Holding AG, Participation Certificates	6,210	1,167,991
SKF AB, B Shares	58,469	893,028
SMC Corp.	8,747	3,652,340
Snap-on, Inc.	5,885	1,344,664
Spirax-Sarco Engineering PLC	11,227	1,434,030
SPX Technologies, Inc. (A)	7,009	460,141
Standex International Corp.	1,904	194,989
Stanley Black & Decker, Inc.	17,033	1,279,519
Techtronic Industries Company, Ltd.	209,742	2,329,570
Tennant Company	2,965	182,555
Terex Corp.	26,524	1,133,105
The Gorman-Rupp Company	3,794	97,202
The Greenbrier Companies, Inc.	5,164	173,149
The Manitowoc Company, Inc. (A)	6,284	57,561
The Middleby Corp. (A)	12,655	1,694,505
The Shyft Group, Inc.	5,628	139,912
The Timken Company	15,546	1,098,636
The Toro Company	24,472	2,770,230
Titan International, Inc. (A)	8,187	125,425
Toyota Industries Corp.	22,353	1,214,341
Trinity Industries, Inc.	13,188	389,969
VAT Group AG (B)	4,118	1,130,462
Velo3D, Inc. (A)	9,418	16,858
Volvo AB, A Shares	30,539	579,822
Volvo AB, B Shares	230,160	4,157,518
Wabash National Corp.	7,683	173,636
Wabtec Corp.	20,555	2,051,595
Wartsila OYJ ABP	72,199	608,786
Watts Water Technologies, Inc., Class A	10,760	1,573,435
Xylem, Inc.	20,434	2,259,387
Yaskawa Electric Corp.	36,610	1,168,057
		167,555,034
Marine – 0.1%
A.P. Moller - Maersk A/S, Series A	473	1,042,425
A.P. Moller - Maersk A/S, Series B	766	1,714,770
Costamare, Inc.	7,746	71,883
Eagle Bulk Shipping, Inc.	2,108	105,274
Eneti, Inc.	4,185	42,059
Genco Shipping & Trading, Ltd.	5,823	89,441
Golden Ocean Group, Ltd. (C)	19,381	168,421
Kirby Corp. (A)	14,067	905,211
Kuehne + Nagel International AG	8,288	1,926,815
Matson, Inc.	5,894	368,434
Mitsui OSK Lines, Ltd.	52,500	1,311,861
Nippon Yusen KK	73,875	1,742,020
Safe Bulkers, Inc.	10,946	31,853
SITC International Holdings Company, Ltd.	205,000	454,370
ZIM Integrated Shipping Services, Ltd. (C)	12,800	220,032
		10,194,869
Professional services – 0.9%
Adecco Group AG	24,404	802,766
Alight, Inc., Class A (A)	54,480	455,453
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
ASGN, Inc. (A)	19,568	$1,594,401
Atlas Technical Consultants, Inc. (A)	3,279	16,887
Barrett Business Services, Inc.	1,114	103,914
Bureau Veritas SA	44,843	1,181,792
CACI International, Inc., Class A (A)	5,518	1,658,656
CBIZ, Inc. (A)	7,684	359,995
CoStar Group, Inc. (A)	44,895	3,469,486
CRA International, Inc.	1,115	136,509
Equifax, Inc.	14,020	2,724,927
Experian PLC	140,408	4,755,385
Exponent, Inc.	8,097	802,332
First Advantage Corp. (A)	9,372	121,836
Forrester Research, Inc. (A)	1,844	65,941
Franklin Covey Company (A)	1,948	91,108
FTI Consulting, Inc. (A)	8,084	1,283,739
Heidrick & Struggles International, Inc.	3,208	89,728
HireRight Holdings Corp. (A)	3,471	41,166
Huron Consulting Group, Inc. (A)	3,174	230,432
ICF International, Inc.	2,930	290,217
Insperity, Inc.	14,162	1,608,803
Intertek Group PLC	24,615	1,197,574
Jacobs Solutions, Inc.	14,440	1,733,811
KBR, Inc.	32,220	1,701,216
Kelly Services, Inc., Class A	5,548	93,761
Kforce, Inc.	3,169	173,756
Korn Ferry	8,520	431,282
Legalzoom.com, Inc. (A)	15,828	122,509
Leidos Holdings, Inc.	15,269	1,606,146
ManpowerGroup, Inc.	11,873	987,952
Nihon M&A Center Holdings, Inc.	46,200	568,479
Persol Holdings Company, Ltd.	27,100	576,410
Planet Labs PBC (A)	25,294	110,029
Randstad NV	18,238	1,114,385
Recruit Holdings Company, Ltd.	219,900	6,883,304
Red Violet, Inc. (A)	1,601	36,855
RELX PLC	292,774	8,094,623
Resources Connection, Inc.	5,106	93,848
Robert Half International, Inc.	12,768	942,661
Science Applications International Corp.	12,947	1,436,211
SGS SA	972	2,264,117
Skillsoft Corp. (A)	15,324	19,921
Spire Global, Inc. (A)	21,661	20,795
Sterling Check Corp. (A)	3,766	58,260
Teleperformance	9,017	2,155,651
TriNet Group, Inc. (A)	5,995	406,461
TrueBlue, Inc. (A)	5,229	102,384
Upwork, Inc. (A)	19,329	201,795
Verisk Analytics, Inc.	17,836	3,146,627
Willdan Group, Inc. (A)	2,132	38,056
Wolters Kluwer NV	40,039	4,189,489
		62,393,841
Road and rail – 0.9%
ArcBest Corp.	3,913	274,067
Aurizon Holdings, Ltd.	280,748	711,258
Avis Budget Group, Inc. (A)	5,843	957,843
Central Japan Railway Company	21,976	2,698,203
Covenant Logistics Group, Inc.	1,546	53,445
CSX Corp.	243,082	7,530,680
Daseke, Inc. (A)	7,076	40,262
East Japan Railway Company	46,140	2,628,039
Grab Holdings, Ltd., Class A (A)	198,000	637,560
Hankyu Hanshin Holdings, Inc.	34,900	1,034,003
Heartland Express, Inc.	7,448	114,252
JB Hunt Transport Services, Inc.	9,361	1,632,184
Keio Corp.	15,715	575,635

The accompanying notes are an integral part of the financial statements.	156

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Keisei Electric Railway Company, Ltd.	19,694	$559,531
Kintetsu Group Holdings Company, Ltd.	26,174	864,168
Knight-Swift Transportation Holdings, Inc.	37,739	1,977,901
Landstar System, Inc.	8,437	1,374,387
Marten Transport, Ltd.	9,276	183,479
MTR Corp., Ltd.	236,315	1,249,835
Norfolk Southern Corp.	26,619	6,559,454
Odakyu Electric Railway Company, Ltd.	44,979	582,497
Old Dominion Freight Line, Inc.	10,394	2,949,609
PAM Transportation Services, Inc. (A)	1,105	28,620
RXO, Inc. (A)	27,034	464,985
Ryder System, Inc.	11,801	986,210
Saia, Inc. (A)	10,465	2,194,301
Tobu Railway Company, Ltd.	28,773	671,129
Tokyu Corp.	81,008	1,020,212
TuSimple Holdings, Inc., Class A (A)	22,788	37,372
Union Pacific Corp.	70,672	14,634,051
Universal Logistics Holdings, Inc.	1,137	38,021
Werner Enterprises, Inc.	23,869	960,966
West Japan Railway Company	33,525	1,455,632
XPO, Inc. (A)	27,046	900,361
		58,580,152
Trading companies and distributors – 0.8%
AerCap Holdings NV (A)	20,600	1,201,392
Alta Equipment Group, Inc.	3,538	46,666
Applied Industrial Technologies, Inc.	6,089	767,397
Ashtead Group PLC	67,210	3,817,847
Beacon Roofing Supply, Inc. (A)	8,196	432,667
BlueLinx Holdings, Inc. (A)	1,354	96,283
Boise Cascade Company	6,242	428,638
Brenntag SE	23,564	1,502,790
Bunzl PLC	51,484	1,712,880
Custom Truck One Source, Inc. (A)	9,430	59,598
Distribution Solutions Group, Inc. (A)	859	31,663
DXP Enterprises, Inc. (A)	2,527	69,619
Fastenal Company	64,934	3,072,677
GATX Corp.	13,841	1,471,852
Global Industrial, Inc.	2,126	50,025
GMS, Inc. (A)	6,825	339,885
H&E Equipment Services, Inc.	5,145	233,583
Herc Holdings, Inc.	4,040	531,543
Hudson Technologies, Inc. (A)	6,824	69,059
IMCD NV	8,692	1,243,316
ITOCHU Corp.	181,304	5,688,005
Marubeni Corp.	235,859	2,701,988
McGrath RentCorp	3,831	378,273
Mitsubishi Corp.	192,606	6,252,910
Mitsui & Company, Ltd.	218,603	6,366,966
MonotaRO Company, Ltd.	38,200	538,081
MRC Global, Inc. (A)	13,392	155,079
MSC Industrial Direct Company, Inc., Class A	11,090	906,053
NOW, Inc. (A)	17,644	224,079
Reece, Ltd.	34,484	329,623
Rush Enterprises, Inc., Class A	6,399	334,540
Rush Enterprises, Inc., Class B	1,197	67,355
Sumitomo Corp.	171,838	2,856,478
Textainer Group Holdings, Ltd.	6,753	209,411
Titan Machinery, Inc. (A)	3,280	130,314
Toyota Tsusho Corp.	32,382	1,191,151
Transcat, Inc. (A)	1,145	81,146
Triton International, Ltd.	9,141	628,718
United Rentals, Inc. (A)	8,038	2,856,866
Univar Solutions, Inc. (A)	38,320	1,218,576
Veritiv Corp.	2,109	256,686
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
W.W. Grainger, Inc.	5,144	$2,861,350
Watsco, Inc.	7,812	1,948,313
		55,361,341
Transportation infrastructure – 0.1%
Aena SME SA (A)(B)	11,439	1,433,974
Aeroports de Paris (A)	4,528	606,623
Auckland International Airport, Ltd. (A)	190,922	946,895
Getlink SE	67,108	1,074,610
Transurban Group	468,936	4,125,629
		8,187,731
		796,750,270
Information technology – 17.6%
Communications equipment – 0.7%
ADTRAN Holdings, Inc.	11,256	211,500
Arista Networks, Inc. (A)	27,956	3,392,461
Aviat Networks, Inc. (A)	1,804	56,267
Calix, Inc. (A)	22,456	1,536,664
Cambium Networks Corp. (A)	1,930	41,823
Ciena Corp. (A)	34,791	1,773,645
Cisco Systems, Inc.	469,391	22,361,787
Clearfield, Inc. (A)	1,842	173,406
CommScope Holding Company, Inc. (A)	32,928	242,021
Comtech Telecommunications Corp.	4,689	56,924
Digi International, Inc. (A)	5,451	199,234
DZS, Inc. (A)	2,936	37,228
Extreme Networks, Inc. (A)	20,249	370,759
F5, Inc. (A)	6,593	946,161
Harmonic, Inc. (A)	14,671	192,190
Infinera Corp. (A)	30,677	206,763
Inseego Corp. (A)	15,363	12,943
Juniper Networks, Inc.	35,242	1,126,334
Lumentum Holdings, Inc. (A)	16,017	835,607
Motorola Solutions, Inc.	18,916	4,874,842
NETGEAR, Inc. (A)	4,520	81,857
NetScout Systems, Inc. (A)	10,892	354,099
Nokia OYJ	825,350	3,834,326
Ondas Holdings, Inc. (A)	6,570	10,446
Ribbon Communications, Inc. (A)	13,100	36,549
Telefonaktiebolaget LM Ericsson, B Shares	445,170	2,608,434
Viasat, Inc. (A)	17,752	561,851
Viavi Solutions, Inc. (A)	36,325	381,776
		46,517,897
Electronic equipment, instruments and components – 1.1%
908 Devices, Inc. (A)(C)	3,691	28,125
Advanced Energy Industries, Inc.	6,023	516,653
Aeva Technologies, Inc. (A)	17,833	24,253
Akoustis Technologies, Inc. (A)	9,662	27,247
Amphenol Corp., Class A	67,591	5,146,379
Arlo Technologies, Inc. (A)	14,531	51,004
Arrow Electronics, Inc. (A)	14,445	1,510,514
Avnet, Inc.	21,493	893,679
Azbil Corp.	17,500	439,377
Badger Meter, Inc.	4,660	508,080
Belden, Inc.	16,856	1,211,946
Benchmark Electronics, Inc.	5,473	146,074
CDW Corp.	15,166	2,708,344
Cognex Corp.	40,612	1,913,231
Coherent Corp. (A)	32,571	1,143,242
Corning, Inc.	87,111	2,782,325
CTS Corp.	5,022	197,967
ePlus, Inc. (A)	4,321	191,334
Evolv Technologies Holdings, Inc. (A)(C)	14,657	37,962
Fabrinet (A)	5,887	754,831
FARO Technologies, Inc. (A)	3,102	91,230

The accompanying notes are an integral part of the financial statements.	157

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Focus Universal, Inc. (A)(C)	2,878	$18,448
Halma PLC	57,904	1,378,980
Hamamatsu Photonics KK	21,400	1,021,373
Hexagon AB, B Shares	296,867	3,112,675
Hirose Electric Company, Ltd.	4,575	573,803
Ibiden Company, Ltd.	17,200	620,275
Identiv, Inc. (A)	3,883	28,113
Insight Enterprises, Inc. (A)	5,019	503,255
IPG Photonics Corp. (A)	7,551	714,853
Itron, Inc. (A)	7,274	368,428
Jabil, Inc.	31,620	2,156,484
Keyence Corp.	29,700	11,530,862
Keysight Technologies, Inc. (A)	20,556	3,516,515
Kimball Electronics, Inc. (A)	3,967	89,615
Knowles Corp. (A)	14,415	236,694
Kyocera Corp.	48,963	2,430,359
Lightwave Logic, Inc. (A)(C)	17,933	77,291
Littelfuse, Inc.	5,814	1,280,243
Methode Electronics, Inc.	5,758	255,482
MicroVision, Inc. (A)(C)	27,024	63,506
Mirion Technologies, Inc. (A)	21,892	144,706
Murata Manufacturing Company, Ltd.	87,639	4,321,933
Napco Security Technologies, Inc. (A)	4,695	129,019
National Instruments Corp.	30,664	1,131,502
nLight, Inc. (A)	7,598	77,044
Novanta, Inc. (A)	14,066	1,911,147
Omron Corp.	28,318	1,368,546
OSI Systems, Inc. (A)	2,537	201,742
Ouster, Inc. (A)	24,749	21,358
PAR Technology Corp. (A)	4,340	113,144
PC Connection, Inc.	1,763	82,685
Plexus Corp. (A)	4,357	448,466
Rogers Corp. (A)	2,982	355,872
Sanmina Corp. (A)	9,081	520,250
ScanSource, Inc. (A)	4,093	119,597
Shimadzu Corp.	36,092	1,021,760
SmartRent, Inc. (A)	20,454	49,703
TD SYNNEX Corp.	9,874	935,167
TDK Corp.	59,263	1,928,037
TE Connectivity, Ltd.	36,457	4,185,264
Teledyne Technologies, Inc. (A)	5,348	2,138,719
Trimble, Inc. (A)	27,460	1,388,378
TTM Technologies, Inc. (A)	16,192	244,175
Velodyne Lidar, Inc. (A)	33,765	24,942
Venture Corp., Ltd.	42,300	539,163
Vishay Intertechnology, Inc.	50,901	1,097,935
Vishay Precision Group, Inc. (A)	2,004	77,455
Vontier Corp.	37,105	717,240
Yokogawa Electric Corp.	34,792	552,183
Zebra Technologies Corp., Class A (A)	5,839	1,497,178
		77,645,361
IT services – 3.1%
Accenture PLC, Class A	71,850	19,172,454
Adyen NV (A)(B)	3,307	4,590,939
Akamai Technologies, Inc. (A)	17,758	1,496,999
Amadeus IT Group SA (A)	68,710	3,564,518
Automatic Data Processing, Inc.	47,217	11,278,253
AvidXchange Holdings, Inc. (A)	23,675	235,330
Bechtle AG	12,491	441,534
BigCommerce Holdings, Inc., Series 1 (A)	10,521	91,954
Brightcove, Inc. (A)	7,069	36,971
Broadridge Financial Solutions, Inc.	13,295	1,783,258
Cantaloupe, Inc. (A)	10,453	45,471
Capgemini SE	24,978	4,175,722
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Cass Information Systems, Inc.	2,215	$101,491
Cerberus Cyber Sentinel Corp. (A)	7,704	19,645
Cognizant Technology Solutions Corp., Class A	58,834	3,364,716
Computershare, Ltd.	82,872	1,459,875
Concentrix Corp.	9,950	1,324,942
Conduent, Inc. (A)	28,166	114,072
CSG Systems International, Inc.	4,970	284,284
DigitalOcean Holdings, Inc. (A)	11,208	285,468
DXC Technology Company (A)	25,790	683,435
Edenred	38,067	2,071,810
Edgio, Inc. (A)	21,851	24,692
EPAM Systems, Inc. (A)	6,437	2,109,662
Euronet Worldwide, Inc. (A)	11,065	1,044,315
EVERTEC, Inc.	9,854	319,073
Evo Payments, Inc., Class A (A)	7,531	254,849
ExlService Holdings, Inc. (A)	12,931	2,190,899
Fastly, Inc., Class A (A)	18,112	148,337
Fidelity National Information Services, Inc.	68,980	4,680,293
Fiserv, Inc. (A)	72,513	7,328,889
FleetCor Technologies, Inc. (A)	8,364	1,536,300
Flywire Corp. (A)	9,044	221,307
Fujitsu, Ltd.	30,023	4,002,592
Gartner, Inc. (A)	9,084	3,053,496
Genpact, Ltd.	39,595	1,834,040
Global Payments, Inc.	31,215	3,100,274
GMO Payment Gateway, Inc.	6,400	529,273
Grid Dynamics Holdings, Inc. (A)	7,965	89,367
i3 Verticals, Inc., Class A (A)	3,530	85,920
IBM Corp.	102,404	14,427,700
Information Services Group, Inc.	5,904	27,158
International Money Express, Inc. (A)	5,161	125,774
Itochu Techno-Solutions Corp.	14,600	338,658
Jack Henry & Associates, Inc.	8,103	1,422,563
Kyndryl Holdings, Inc. (A)	47,935	533,037
Marqeta, Inc., Class A (A)	69,889	427,022
Mastercard, Inc., Class A	96,736	33,638,009
Maximus, Inc.	23,877	1,750,900
MoneyGram International, Inc. (A)	14,974	163,067
NEC Corp.	37,484	1,314,535
Nexi SpA (A)(B)	90,023	710,636
Nomura Research Institute, Ltd.	60,600	1,440,700
NTT Data Corp.	96,210	1,402,043
Obic Company, Ltd.	10,600	1,556,176
Otsuka Corp.	17,400	548,454
Paya Holdings, Inc. (A)	14,146	111,329
Paychex, Inc.	36,302	4,195,059
Payoneer Global, Inc. (A)	34,784	190,268
PayPal Holdings, Inc. (A)	130,745	9,311,659
Paysafe, Ltd. (A)	4,831	67,103
Perficient, Inc. (A)	5,493	383,576
PFSweb, Inc.	3,022	18,585
Rackspace Technology, Inc. (A)	9,579	28,258
Remitly Global, Inc. (A)	16,143	184,837
Repay Holdings Corp. (A)	14,685	118,214
Sabre Corp. (A)	52,541	324,703
SCSK Corp.	23,800	360,254
Squarespace, Inc., Class A (A)	5,057	112,114
StoneCo, Ltd., Class A (A)	44,560	420,646
The Hackett Group, Inc.	4,342	88,447
The Western Union Company	90,692	1,248,829
TIS, Inc.	34,500	906,721
TTEC Holdings, Inc.	3,072	135,567
Tucows, Inc., Class A (A)(C)	1,679	56,952
Unisys Corp. (A)	10,933	55,868

The accompanying notes are an integral part of the financial statements.	158

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
VeriSign, Inc. (A)	10,608	$2,179,308
Verra Mobility Corp. (A)	22,669	313,512
Visa, Inc., Class A	185,380	38,514,549
WEX, Inc. (A)	10,238	1,675,449
Wix.com, Ltd. (A)	8,700	668,421
Worldline SA (A)(B)	36,484	1,428,803
		212,102,182
Semiconductors and semiconductor equipment – 3.9%
ACM Research, Inc., Class A (A)	8,093	62,397
Advanced Micro Devices, Inc. (A)	183,144	11,862,237
Advantest Corp.	28,900	1,851,003
Allegro MicroSystems, Inc. (A)	15,276	458,586
Alpha & Omega Semiconductor, Ltd. (A)	3,512	100,338
Ambarella, Inc. (A)	5,888	484,170
Amkor Technology, Inc.	39,824	954,980
Analog Devices, Inc.	59,167	9,705,163
Applied Materials, Inc.	98,616	9,603,226
ASM International NV	7,143	1,812,425
ASML Holding NV	61,995	33,802,875
Atomera, Inc. (A)	3,640	22,641
Axcelis Technologies, Inc. (A)	5,253	416,878
AXT, Inc. (A)	7,177	31,435
Broadcom, Inc.	45,780	25,596,971
CEVA, Inc. (A)	3,719	95,132
Cirrus Logic, Inc. (A)	12,931	963,101
Cohu, Inc. (A)	7,699	246,753
Credo Technology Group Holding, Ltd. (A)	15,551	206,984
Diodes, Inc. (A)	7,136	543,335
Disco Corp.	4,400	1,254,092
Enphase Energy, Inc. (A)	15,360	4,069,786
First Solar, Inc. (A)	11,478	1,719,290
FormFactor, Inc. (A)	12,479	277,408
Ichor Holdings, Ltd. (A)	4,622	123,962
Impinj, Inc. (A)	3,371	368,046
Indie Semiconductor, Inc., Class A (A)	16,656	97,104
Infineon Technologies AG	199,178	6,053,395
Intel Corp.	465,415	12,300,918
KLA Corp.	16,075	6,060,757
Kulicke & Soffa Industries, Inc.	9,068	401,350
Lam Research Corp.	15,498	6,513,809
Lasertec Corp.	11,500	1,877,612
Lattice Semiconductor Corp. (A)	32,188	2,088,357
MACOM Technology Solutions Holdings, Inc. (A)	20,117	1,266,969
MaxLinear, Inc. (A)	11,727	398,132
Microchip Technology, Inc.	62,772	4,409,733
Micron Technology, Inc.	124,806	6,237,804
MKS Instruments, Inc.	13,432	1,138,093
Monolithic Power Systems, Inc.	5,053	1,786,791
NVIDIA Corp.	283,877	41,485,785
NXP Semiconductors NV	29,662	4,687,486
ON Semiconductor Corp. (A)	49,114	3,063,240
Onto Innovation, Inc. (A)	7,947	541,111
PDF Solutions, Inc. (A)	4,819	137,438
Photronics, Inc. (A)	9,526	160,323
Power Integrations, Inc.	22,523	1,615,350
Qorvo, Inc. (A)	11,679	1,058,585
Qualcomm, Inc.	127,307	13,996,132
Rambus, Inc. (A)	17,146	614,170
Renesas Electronics Corp. (A)	178,800	1,580,281
Rohm Company, Ltd.	13,342	956,479
Semtech Corp. (A)	10,225	293,355
Silicon Laboratories, Inc. (A)	13,117	1,779,583
SiTime Corp. (A)	6,383	648,640
Skyworks Solutions, Inc.	17,981	1,638,609
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
SMART Global Holdings, Inc. (A)	7,834	$116,570
SolarEdge Technologies, Inc. (A)	6,358	1,801,031
STMicroelectronics NV	104,241	3,704,311
SUMCO Corp.	53,400	707,475
Synaptics, Inc. (A)	15,736	1,497,438
Teradyne, Inc.	17,838	1,558,149
Texas Instruments, Inc.	103,572	17,112,166
Tokyo Electron, Ltd.	22,760	6,687,541
Tower Semiconductor, Ltd. (A)	16,668	727,563
Ultra Clean Holdings, Inc. (A)	7,265	240,835
Universal Display Corp.	10,206	1,102,656
Veeco Instruments, Inc. (A)	8,271	153,675
Wolfspeed, Inc. (A)	29,171	2,013,966
		268,943,981
Software – 5.3%
8x8, Inc. (A)	19,657	84,918
A10 Networks, Inc.	10,545	175,363
ACI Worldwide, Inc. (A)	44,569	1,025,087
Adeia, Inc.	16,850	159,738
Adobe, Inc. (A)	53,056	17,854,936
Agilysys, Inc. (A)	3,164	250,399
Alarm.com Holdings, Inc. (A)	7,708	381,392
Alkami Technology, Inc. (A)	5,777	84,286
Altair Engineering, Inc., Class A (A)	8,346	379,493
American Software, Inc., Class A	5,873	86,216
Amplitude, Inc., Class A (A)	9,160	110,653
ANSYS, Inc. (A)	10,025	2,421,940
Appfolio, Inc., Class A (A)	3,050	321,409
Appian Corp., Class A (A)	6,446	209,882
Asana, Inc., Class A (A)	11,882	163,615
Aspen Technology, Inc. (A)	6,821	1,401,033
Autodesk, Inc. (A)	24,544	4,586,537
AvePoint, Inc. (A)	21,341	87,712
AVEVA Group PLC	18,416	712,829
Benefitfocus, Inc. (A)	4,350	45,501
Blackbaud, Inc. (A)	17,929	1,055,301
Blackline, Inc. (A)	8,871	596,752
Blend Labs, Inc., Class A (A)	31,176	44,893
Box, Inc., Class A (A)	22,335	695,289
c3.ai, Inc., Class A (A)	10,354	115,861
Cadence Design Systems, Inc. (A)	31,141	5,002,490
Cerence, Inc. (A)	6,504	120,519
Ceridian HCM Holding, Inc. (A)	17,351	1,113,067
Check Point Software Technologies, Ltd. (A)	15,326	1,933,528
Cleanspark, Inc. (A)	8,081	16,485
Clear Secure, Inc., Class A	9,999	274,273
CommVault Systems, Inc. (A)	17,573	1,104,287
Consensus Cloud Solutions, Inc. (A)	2,559	137,572
Couchbase, Inc. (A)	4,440	58,874
CS Disco, Inc. (A)	3,828	24,193
Cvent Holding Corp. (A)(C)	7,541	40,721
CyberArk Software, Ltd. (A)	6,200	803,830
Dassault Systemes SE	101,659	3,655,622
Digimarc Corp. (A)(C)	2,379	43,988
Digital Turbine, Inc. (A)	15,155	230,962
Domo, Inc., Class B (A)	5,017	71,442
Duck Creek Technologies, Inc. (A)	12,579	151,577
Dynatrace, Inc. (A)	47,321	1,812,394
E2open Parent Holdings, Inc. (A)	31,981	187,728
Ebix, Inc.	4,255	84,930
eGain Corp. (A)	3,658	33,032
Enfusion, Inc., Class A (A)	4,344	42,006
EngageSmart, Inc. (A)	5,571	98,050
Envestnet, Inc. (A)	21,818	1,346,171

The accompanying notes are an integral part of the financial statements.	159

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Everbridge, Inc. (A)	6,382	$188,780
EverCommerce, Inc. (A)	4,148	30,861
Fair Isaac Corp. (A)	5,866	3,511,270
ForgeRock, Inc., Class A (A)	5,649	128,628
Fortinet, Inc. (A)	73,808	3,608,473
Gen Digital, Inc.	67,853	1,454,090
Instructure Holdings, Inc. (A)	2,688	63,007
Intapp, Inc. (A)	2,251	56,140
InterDigital, Inc.	4,763	235,673
Intuit, Inc.	31,946	12,434,022
KnowBe4, Inc., Class A (A)	11,651	288,712
Latch, Inc. (A)	21,091	14,973
LivePerson, Inc. (A)	11,556	117,178
LiveRamp Holdings, Inc. (A)	10,693	250,644
Manhattan Associates, Inc. (A)	14,654	1,778,996
Marathon Digital Holdings, Inc. (A)(C)	18,289	62,548
Matterport, Inc. (A)	36,274	101,567
MeridianLink, Inc. (A)	3,652	50,142
Microsoft Corp.	845,497	202,767,091
MicroStrategy, Inc., Class A (A)(C)	1,510	213,771
Mitek Systems, Inc. (A)	6,899	66,851
Model N, Inc. (A)	5,864	237,844
Momentive Global, Inc. (A)	21,168	148,176
N-able, Inc. (A)	10,801	111,034
NCR Corp. (A)	32,268	755,394
Nemetschek SE	8,808	450,321
NextNav, Inc. (A)	11,600	33,988
Nice, Ltd. (A)	9,690	1,864,143
Olo, Inc., Class A (A)	14,658	91,613
ON24, Inc. (A)	7,134	61,566
OneSpan, Inc. (A)	6,470	72,399
Oracle Corp.	172,213	14,076,691
Oracle Corp.	5,906	384,017
PagerDuty, Inc. (A)	13,680	363,341
Paycom Software, Inc. (A)	5,513	1,710,739
Paylocity Holding Corp. (A)	9,675	1,879,466
PowerSchool Holdings, Inc., Class A (A)	7,325	169,061
Progress Software Corp.	6,936	349,921
PROS Holdings, Inc. (A)	6,601	160,140
PTC, Inc. (A)	12,274	1,473,371
Q2 Holdings, Inc. (A)	9,024	242,475
Qualys, Inc. (A)	14,273	1,601,859
Rapid7, Inc. (A)	9,340	317,373
Rimini Street, Inc. (A)	8,230	31,356
Riot Blockchain, Inc. (A)(C)	24,907	84,435
Roper Technologies, Inc.	11,963	5,169,093
salesforce.com, Inc. (A)	112,802	14,956,417
SAP SE	159,265	16,442,626
Sapiens International Corp. NV	5,017	92,714
ServiceNow, Inc. (A)	22,899	8,890,995
ShotSpotter, Inc. (A)	1,477	49,967
SolarWinds Corp. (A)	8,166	76,434
Sprout Social, Inc., Class A (A)	7,374	416,336
SPS Commerce, Inc. (A)	5,783	742,711
Sumo Logic, Inc. (A)	18,521	150,020
Synopsys, Inc. (A)	17,311	5,527,229
Telos Corp. (A)	8,664	44,100
Temenos AG	9,699	533,574
Tenable Holdings, Inc. (A)	17,625	672,394
Teradata Corp. (A)	23,908	804,743
The Sage Group PLC	155,387	1,399,214
Trend Micro, Inc.	20,364	952,370
Tyler Technologies, Inc. (A)	4,778	1,540,475
Upland Software, Inc. (A)	5,131	36,584
UserTesting, Inc. (A)(C)	7,729	58,045
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Varonis Systems, Inc. (A)	17,539	$419,884
Verint Systems, Inc. (A)	10,229	371,108
Veritone, Inc. (A)(C)	5,455	28,912
Weave Communications, Inc. (A)	5,529	25,323
WiseTech Global, Ltd.	22,401	770,425
WM Technology, Inc. (A)	13,479	13,614
Workiva, Inc. (A)	7,643	641,783
Xero, Ltd. (A)	20,597	982,144
Xperi, Inc. (A)	6,860	59,065
Yext, Inc. (A)	18,655	121,817
Zeta Global Holdings Corp., Class A (A)	17,573	143,571
Zuora, Inc., Class A (A)	19,825	126,087
		367,792,690
Technology hardware, storage and peripherals – 3.5%
Apple, Inc.	1,702,069	221,149,825
Avid Technology, Inc. (A)	5,801	154,249
Brother Industries, Ltd.	36,036	544,636
Canon, Inc. (C)	152,577	3,302,385
Corsair Gaming, Inc. (A)	6,371	86,454
Diebold Nixdorf, Inc. (A)	12,734	18,082
Eastman Kodak Company (A)(C)	9,579	29,216
FUJIFILM Holdings Corp.	54,938	2,746,979
Hewlett Packard Enterprise Company	145,065	2,315,237
HP, Inc.	103,222	2,773,575
IonQ, Inc. (A)	19,427	67,023
Logitech International SA	26,402	1,637,173
NetApp, Inc.	24,851	1,492,551
Ricoh Company, Ltd.	87,477	665,800
Seagate Technology Holdings PLC	22,064	1,160,787
Seiko Epson Corp.	42,647	620,473
Super Micro Computer, Inc. (A)	18,368	1,508,013
Western Digital Corp. (A)	36,284	1,144,760
Xerox Holdings Corp.	44,846	654,752
		242,071,970
		1,215,074,081
Materials – 4.6%
Chemicals – 2.2%
AdvanSix, Inc.	4,291	163,144
Air Liquide SA	79,815	11,328,565
Air Products & Chemicals, Inc.	25,047	7,720,988
Akzo Nobel NV	27,699	1,858,673
Albemarle Corp.	13,383	2,902,237
American Vanguard Corp.	4,594	99,736
Amyris, Inc. (A)(C)	31,782	48,626
Arkema SA	9,064	815,260
Asahi Kasei Corp.	191,357	1,362,190
Ashland, Inc.	11,697	1,257,778
Aspen Aerogels, Inc. (A)	5,136	60,553
Avient Corp.	34,677	1,170,696
Balchem Corp.	5,083	620,685
BASF SE	140,086	6,897,637
Cabot Corp.	22,071	1,475,226
Celanese Corp.	11,324	1,157,766
CF Industries Holdings, Inc.	22,629	1,927,991
Chase Corp.	1,193	102,908
Chr. Hansen Holding A/S	16,088	1,157,254
Clariant AG (A)	32,907	522,610
Corteva, Inc.	81,742	4,804,795
Covestro AG (B)	29,467	1,147,917
Croda International PLC	21,297	1,694,784
Danimer Scientific, Inc. (A)(C)	16,341	29,250
Diversey Holdings, Ltd. (A)	13,189	56,185
Dow, Inc.	80,641	4,063,500
DuPont de Nemours, Inc.	57,275	3,930,783

The accompanying notes are an integral part of the financial statements.	160

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Eastman Chemical Company	13,974	$1,138,043
Ecolab, Inc.	28,022	4,078,882
Ecovyst, Inc. (A)	11,714	103,786
EMS-Chemie Holding AG	1,070	724,712
Evonik Industries AG	31,984	610,057
FMC Corp.	14,447	1,802,986
FutureFuel Corp.	4,497	36,561
Givaudan SA	1,408	4,312,572
Hawkins, Inc.	3,082	118,965
HB Fuller Company	8,440	604,473
ICL Group, Ltd.	107,975	780,169
Ingevity Corp. (A)	14,287	1,006,376
Innospec, Inc.	3,926	403,828
International Flavors & Fragrances, Inc.	28,754	3,014,569
Intrepid Potash, Inc. (A)	1,791	51,706
Johnson Matthey PLC	27,930	713,812
JSR Corp.	26,990	528,498
Koninklijke DSM NV	26,658	3,273,457
Koppers Holdings, Inc.	3,340	94,188
Kronos Worldwide, Inc.	3,711	34,883
Linde PLC	56,538	18,441,565
Livent Corp. (A)	25,930	515,229
LSB Industries, Inc. (A)	10,614	141,166
LyondellBasell Industries NV, Class A	29,265	2,429,873
Mativ Holdings, Inc.	8,637	180,513
Minerals Technologies, Inc.	5,125	311,190
Mitsubishi Chemical Group Corp.	195,259	1,010,859
Mitsui Chemicals, Inc.	28,118	631,553
NewMarket Corp.	1,600	497,776
Nippon Paint Holdings Company, Ltd.	126,500	993,543
Nippon Sanso Holdings Corp.	26,457	383,240
Nissan Chemical Corp.	19,400	845,980
Nitto Denko Corp.	21,687	1,249,056
Novozymes A/S, B Shares	31,195	1,582,637
OCI NV	16,069	574,506
Olin Corp.	29,914	1,583,647
Orica, Ltd.	68,550	700,883
Origin Materials, Inc. (A)	17,079	78,734
Orion Engineered Carbons SA	9,726	173,220
Perimeter Solutions SA (A)	19,777	180,762
PPG Industries, Inc.	26,599	3,344,558
PureCycle Technologies, Inc. (A)(C)	17,212	116,353
Quaker Chemical Corp.	2,177	363,341
Rayonier Advanced Materials, Inc. (A)	10,249	98,390
RPM International, Inc.	30,319	2,954,587
Sensient Technologies Corp.	16,555	1,207,191
Shin-Etsu Chemical Company, Ltd.	57,146	6,978,222
Sika AG	22,275	5,354,982
Solvay SA	11,304	1,142,902
Stepan Company	3,338	355,363
Sumitomo Chemical Company, Ltd.	227,244	814,811
Symrise AG	20,252	2,199,468
The Chemours Company	35,443	1,085,265
The Mosaic Company	39,186	1,719,090
The Scotts Miracle-Gro Company	9,499	461,556
The Sherwin-Williams Company	26,720	6,341,458
Toray Industries, Inc.	211,472	1,176,074
Tosoh Corp.	39,700	472,098
Tredegar Corp.	4,631	47,329
Trinseo PLC	5,659	128,516
Tronox Holdings PLC	18,756	257,145
Umicore SA	31,944	1,174,893
Valvoline, Inc.	41,573	1,357,358
Westlake Corp.	8,087	829,241
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Yara International ASA	25,253	$1,109,035
		155,405,418
Construction materials – 0.3%
CRH PLC	115,152	4,579,611
Eagle Materials, Inc.	8,653	1,149,551
HeidelbergCement AG	22,088	1,251,616
Holcim, Ltd. (A)	84,547	4,376,429
James Hardie Industries PLC, CHESS Depositary Interest	67,971	1,223,361
Martin Marietta Materials, Inc.	7,161	2,420,203
Summit Materials, Inc., Class A (A)	19,144	543,502
United States Lime & Minerals, Inc.	317	44,621
Vulcan Materials Company	15,006	2,627,701
		18,216,595
Containers and packaging – 0.3%
Amcor PLC	167,573	1,995,794
AptarGroup, Inc.	15,332	1,686,213
Avery Dennison Corp.	9,400	1,701,400
Ball Corp.	36,134	1,847,893
Greif, Inc., Class A	9,873	662,083
Greif, Inc., Class B	887	69,390
International Paper Company	40,293	1,395,347
Myers Industries, Inc.	5,874	130,579
O-I Glass, Inc. (A)	24,707	409,395
Packaging Corp. of America	10,911	1,395,626
Pactiv Evergreen, Inc.	7,145	81,167
Ranpak Holdings Corp. (A)	8,173	47,158
Sealed Air Corp.	15,801	788,154
SIG Group AG (A)	46,643	1,019,204
Silgan Holdings, Inc.	19,647	1,018,500
Smurfit Kappa Group PLC	37,703	1,397,285
Sonoco Products Company	22,901	1,390,320
TriMas Corp.	6,810	188,909
Westrock Company	28,200	991,512
		18,215,929
Metals and mining – 1.7%
1911 Gold Corp. (A)	3,149	357
5E Advanced Materials, Inc. (A)	5,471	43,111
Alcoa Corp.	41,554	1,889,460
Alpha Metallurgical Resources, Inc.	2,422	354,557
Anglo American PLC	193,806	7,589,418
Antofagasta PLC	60,145	1,122,763
ArcelorMittal SA	80,330	2,119,277
Arconic Corp. (A)	16,432	347,701
ATI, Inc. (A)	19,830	592,124
BHP Group, Ltd.	772,637	23,933,931
BlueScope Steel, Ltd.	71,776	818,047
Boliden AB	41,716	1,566,944
Carpenter Technology Corp.	7,677	283,588
Century Aluminum Company (A)	8,691	71,092
Cleveland-Cliffs, Inc. (A)	121,018	1,949,600
Coeur Mining, Inc. (A)	45,297	152,198
Commercial Metals Company	46,140	2,228,562
Compass Minerals International, Inc.	5,519	226,279
Constellium SE (A)	20,395	241,273
Dakota Gold Corp. (A)(C)	9,079	27,691
Ferroglobe PLC (A)(D)	15,626	0
Fortescue Metals Group, Ltd.	258,281	3,610,033
Freeport-McMoRan, Inc.	161,274	6,128,412
Glencore PLC	1,490,046	9,936,586
Haynes International, Inc.	1,991	90,969
Hecla Mining Company	89,150	495,674
IGO, Ltd.	103,948	950,849
Ivanhoe Electric, Inc. (A)(C)	2,520	30,618

The accompanying notes are an integral part of the financial statements.	161

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
JFE Holdings, Inc.	74,933	$869,485
Kaiser Aluminum Corp.	2,555	194,078
Materion Corp.	3,246	284,057
Mineral Resources, Ltd.	25,999	1,363,815
MP Materials Corp. (A)	21,682	526,439
Newcrest Mining, Ltd.	136,219	1,910,105
Newmont Corp.	89,601	4,229,167
Nippon Steel Corp.	123,200	2,137,659
Norsk Hydro ASA	205,117	1,532,709
Northern Star Resources, Ltd.	177,704	1,329,815
Novagold Resources, Inc. (A)	39,376	235,468
Nucor Corp.	29,478	3,885,495
Olympic Steel, Inc.	1,632	54,803
Pan American Silver Corp., CVR (A)	54,671	31,217
Piedmont Lithium, Inc. (A)	2,777	122,244
Pilbara Minerals, Ltd. (A)	386,945	979,841
Ramaco Resources, Inc.	3,710	32,611
Reliance Steel & Aluminum Company	13,784	2,790,433
Rio Tinto PLC	171,500	12,070,856
Rio Tinto, Ltd.	56,618	4,468,609
Royal Gold, Inc.	15,416	1,737,692
Ryerson Holding Corp.	3,086	93,382
Schnitzer Steel Industries, Inc., Class A	4,159	127,473
South32, Ltd.	705,929	1,935,395
Steel Dynamics, Inc.	19,198	1,875,645
Sumitomo Metal Mining Company, Ltd.	37,707	1,324,980
SunCoke Energy, Inc.	13,436	115,953
TimkenSteel Corp. (A)	7,181	130,479
U.S. Steel Corp.	55,018	1,378,201
voestalpine AG	17,701	468,884
Warrior Met Coal, Inc.	8,063	279,302
Worthington Industries, Inc.	12,144	603,678
		115,921,084
Paper and forest products – 0.1%
Clearwater Paper Corp. (A)	2,705	102,276
Glatfelter Corp.	8,400	23,352
Holmen AB, B Shares	14,308	568,671
Louisiana-Pacific Corp.	16,838	996,810
Mondi PLC	74,057	1,252,371
Oji Holdings Corp.	123,738	499,776
Resolute Forest Products, Inc. (A)	7,217	155,815
Stora Enso OYJ, R Shares	84,060	1,185,204
Svenska Cellulosa AB SCA, B Shares	92,408	1,170,316
Sylvamo Corp.	5,632	273,659
UPM-Kymmene OYJ	81,405	3,046,285
		9,274,535
		317,033,561
Real estate – 3.2%
Equity real estate investment trusts – 2.6%
Acadia Realty Trust	15,131	217,130
Agree Realty Corp.	12,449	883,008
Alexander & Baldwin, Inc.	11,704	219,216
Alexander's, Inc.	326	71,740
Alexandria Real Estate Equities, Inc.	16,973	2,472,457
American Assets Trust, Inc.	7,914	209,721
American Tower Corp.	52,858	11,198,496
Apartment Income REIT Corp.	35,210	1,208,055
Apartment Investment and Management Company, Class A	23,922	170,325
Apple Hospitality REIT, Inc.	34,257	540,575
Armada Hoffler Properties, Inc.	10,868	124,982
Ashford Hospitality Trust, Inc. (A)	5,964	26,659
AvalonBay Communities, Inc.	15,721	2,539,256
Boston Properties, Inc.	16,576	1,120,206
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Braemar Hotels & Resorts, Inc.	11,940	$49,073
Brandywine Realty Trust	27,661	170,115
Brixmor Property Group, Inc.	70,434	1,596,739
Broadstone Net Lease, Inc.	26,720	433,131
BRT Apartments Corp.	1,989	39,064
Camden Property Trust	12,170	1,361,580
CapitaLand Ascendas REIT	512,578	1,049,795
CapitaLand Integrated Commercial Trust	809,230	1,234,247
CareTrust REIT, Inc.	15,426	286,615
CBL & Associates Properties, Inc.	4,340	100,167
Centerspace	2,481	145,560
Chatham Lodging Trust	7,960	97,669
City Office REIT, Inc.	6,326	53,012
Community Healthcare Trust, Inc.	3,771	135,002
Corporate Office Properties Trust	44,278	1,148,571
Cousins Properties, Inc.	35,564	899,414
Covivio	7,224	428,806
Crown Castle, Inc.	49,002	6,646,631
CTO Realty Growth, Inc.	2,961	54,127
CubeSmart	52,741	2,122,825
Daiwa House REIT Investment Corp.	336	749,165
Dexus	164,047	861,257
DiamondRock Hospitality Company	33,707	276,060
Digital Realty Trust, Inc.	32,857	3,294,571
Diversified Healthcare Trust	42,769	27,663
Douglas Emmett, Inc.	41,284	647,333
Easterly Government Properties, Inc.	14,373	205,103
EastGroup Properties, Inc.	10,233	1,515,098
Elme Communities	14,054	250,161
Empire State Realty Trust, Inc., Class A	21,836	147,175
EPR Properties	17,619	664,589
Equinix, Inc.	10,301	6,747,464
Equity Commonwealth	16,696	416,899
Equity Residential	38,284	2,258,756
Essential Properties Realty Trust, Inc.	22,438	526,620
Essex Property Trust, Inc.	7,472	1,583,466
Extra Space Storage, Inc.	15,335	2,257,005
Farmland Partners, Inc.	7,708	96,042
Federal Realty Investment Trust	8,251	833,681
First Industrial Realty Trust, Inc.	31,032	1,497,604
Four Corners Property Trust, Inc.	12,843	333,019
Franklin Street Properties Corp.	16,903	46,145
Gecina SA	7,008	713,975
Getty Realty Corp.	6,612	223,816
Gladstone Commercial Corp.	6,472	119,732
Gladstone Land Corp.	5,249	96,319
Global Medical REIT, Inc.	10,204	96,734
Global Net Lease, Inc.	16,779	210,912
GLP J-REIT	651	749,742
Goodman Group	258,127	3,035,665
Healthcare Realty Trust, Inc.	89,377	1,722,295
Healthpeak Properties, Inc.	61,292	1,536,590
Hersha Hospitality Trust, Class A	5,389	45,914
Highwoods Properties, Inc.	24,706	691,274
Host Hotels & Resorts, Inc.	79,164	1,270,582
Independence Realty Trust, Inc.	88,007	1,483,798
Indus Realty Trust, Inc.	943	59,871
Industrial Logistics Properties Trust	12,024	39,318
Innovative Industrial Properties, Inc.	4,447	450,703
InvenTrust Properties Corp.	10,717	253,671
Invitation Homes, Inc.	65,579	1,943,762
Iron Mountain, Inc.	32,381	1,614,193
iStar, Inc.	11,179	85,296
Japan Metropolitan Fund Investment Corp.	1,066	848,017
Japan Real Estate Investment Corp.	190	834,535

The accompanying notes are an integral part of the financial statements.	162

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
JBG SMITH Properties	23,249	$441,266
Kilroy Realty Corp.	24,704	955,304
Kimco Realty Corp.	68,301	1,446,615
Kite Realty Group Trust	86,284	1,816,278
Klepierre SA (A)	32,814	757,367
Lamar Advertising Company, Class A	20,494	1,934,634
Land Securities Group PLC	107,881	805,996
Life Storage, Inc.	19,962	1,966,257
Link REIT	322,106	2,356,957
LTC Properties, Inc.	6,274	222,915
LXP Industrial Trust	44,127	442,153
Mapletree Logistics Trust	512,800	609,774
Mapletree Pan Asia Commercial Trust	359,200	448,799
Medical Properties Trust, Inc.	140,439	1,564,490
Mid-America Apartment Communities, Inc.	13,231	2,077,135
Mirvac Group	601,826	870,675
National Health Investors, Inc.	6,731	351,493
National Retail Properties, Inc.	41,975	1,920,776
National Storage Affiliates Trust	19,846	716,838
Necessity Retail REIT, Inc.	22,115	131,142
NETSTREIT Corp.	9,698	177,764
NexPoint Residential Trust, Inc.	3,670	159,718
Nippon Building Fund, Inc.	233	1,041,932
Nippon Prologis REIT, Inc.	326	764,331
Nomura Real Estate Master Fund, Inc.	647	801,563
Office Properties Income Trust	8,189	109,323
Omega Healthcare Investors, Inc.	54,997	1,537,166
One Liberty Properties, Inc.	2,861	63,571
Orion Office REIT, Inc.	9,739	83,171
Outfront Media, Inc.	23,479	389,282
Paramount Group, Inc.	31,239	185,560
Park Hotels & Resorts, Inc.	52,805	622,571
Pebblebrook Hotel Trust	51,810	693,736
Phillips Edison & Company, Inc.	18,577	591,492
Physicians Realty Trust	89,262	1,291,621
Piedmont Office Realty Trust, Inc., Class A	19,898	182,465
Plymouth Industrial REIT, Inc.	6,115	117,286
Postal Realty Trust, Inc., Class A	3,059	44,447
PotlatchDeltic Corp.	31,622	1,391,052
Prologis, Inc.	104,465	11,776,339
Public Storage	17,902	5,015,961
Rayonier, Inc.	34,388	1,133,428
Realty Income Corp.	69,982	4,438,958
Regency Centers Corp.	17,969	1,123,063
Retail Opportunity Investments Corp.	19,429	292,018
Rexford Industrial Realty, Inc.	43,093	2,354,602
RLJ Lodging Trust	25,864	273,900
RPT Realty	13,912	139,676
Ryman Hospitality Properties, Inc.	8,604	703,635
Sabra Health Care REIT, Inc.	91,139	1,132,858
Safehold, Inc.	4,409	126,186
Saul Centers, Inc.	1,944	79,082
SBA Communications Corp.	12,208	3,422,024
Scentre Group	791,636	1,540,966
Segro PLC	184,411	1,698,842
Service Properties Trust	26,755	195,044
Simon Property Group, Inc.	37,073	4,355,336
SITE Centers Corp.	31,217	426,424
SL Green Realty Corp.	15,105	509,341
Spirit Realty Capital, Inc.	32,799	1,309,664
STAG Industrial, Inc.	28,769	929,526
Stockland	364,098	896,722
STORE Capital Corp.	62,405	2,000,704
Summit Hotel Properties, Inc.	17,202	124,198
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Sunstone Hotel Investors, Inc.	33,905	$327,522
Tanger Factory Outlet Centers, Inc.	16,213	290,861
Terreno Realty Corp.	11,824	672,431
The British Land Company PLC	134,318	637,709
The GPT Group	292,169	833,269
The Macerich Company	85,143	958,710
UDR, Inc.	34,541	1,337,773
UMH Properties, Inc.	7,989	128,623
Unibail-Rodamco-Westfield (A)	17,989	940,396
Uniti Group, Inc.	38,415	212,435
Universal Health Realty Income Trust	2,084	99,469
Urban Edge Properties	18,268	257,396
Urstadt Biddle Properties, Inc., Class A	4,893	92,722
Ventas, Inc.	45,946	2,069,867
Veris Residential, Inc. (A)	13,953	222,271
VICI Properties, Inc.	109,105	3,535,002
Vicinity, Ltd.	590,171	796,906
Vornado Realty Trust	18,541	385,838
Warehouses De Pauw CVA	24,634	705,684
Welltower, Inc.	52,491	3,440,785
Weyerhaeuser Company	84,008	2,604,248
Whitestone REIT	7,812	75,308
Xenia Hotels & Resorts, Inc.	18,388	242,354
		181,366,550
Real estate management and development – 0.6%
Anywhere Real Estate, Inc. (A)	17,730	113,295
Aroundtown SA	152,379	354,954
Azrieli Group, Ltd.	6,473	431,673
CapitaLand Investment, Ltd.	396,784	1,096,589
CBRE Group, Inc., Class A (A)	36,084	2,777,025
City Developments, Ltd.	62,413	383,673
CK Asset Holdings, Ltd.	305,062	1,870,998
Compass, Inc., Class A (A)	45,089	105,057
Cushman & Wakefield PLC (A)	25,590	318,851
Daito Trust Construction Company, Ltd.	9,411	963,524
Daiwa House Industry Company, Ltd.	91,466	2,107,033
DigitalBridge Group, Inc.	26,210	286,737
Douglas Elliman, Inc.	12,765	51,954
ESR Group, Ltd. (B)	305,000	637,616
eXp World Holdings, Inc.	11,328	125,514
Fastighets AB Balder, B Shares (A)	96,234	449,151
Forestar Group, Inc. (A)	2,839	43,749
FRP Holdings, Inc. (A)	1,084	58,384
Hang Lung Properties, Ltd.	308,313	600,597
Henderson Land Development Company, Ltd.	221,709	771,814
Hongkong Land Holdings, Ltd.	170,534	784,595
Hulic Company, Ltd.	58,569	459,916
Jones Lang LaSalle, Inc. (A)	11,147	1,776,497
Kennedy-Wilson Holdings, Inc.	19,055	299,735
LEG Immobilien SE	11,303	737,167
Lendlease Corp., Ltd.	105,070	557,720
Marcus & Millichap, Inc.	4,084	140,694
Mitsubishi Estate Company, Ltd.	180,424	2,337,136
Mitsui Fudosan Company, Ltd.	138,226	2,526,352
New World Development Company, Ltd.	230,392	646,290
Newmark Group, Inc., Class A	22,672	180,696
Nomura Real Estate Holdings, Inc.	18,163	388,375
RE/MAX Holdings, Inc., Class A	3,130	58,343
Redfin Corp. (A)	17,984	76,252
Sagax AB, Class B	29,080	660,706
Sino Land Company, Ltd.	529,722	660,714
Stratus Properties, Inc.	1,027	19,811
Sumitomo Realty & Development Company, Ltd.	47,183	1,112,005

The accompanying notes are an integral part of the financial statements.	163

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
Sun Hung Kai Properties, Ltd.	220,814	$3,016,179
Swire Pacific, Ltd., Class A	76,018	666,365
Swire Properties, Ltd.	178,487	452,089
Swiss Prime Site AG	11,701	1,014,158
Tejon Ranch Company (A)	3,611	68,031
The RMR Group, Inc., Class A	2,557	72,235
The St. Joe Company	5,463	211,145
UOL Group, Ltd.	70,870	356,319
Vonovia SE	109,245	2,573,422
Wharf Real Estate Investment Company, Ltd.	254,346	1,481,346
		36,882,481
		218,249,031
Utilities – 3.2%
Electric utilities – 1.8%
Acciona SA	3,765	692,879
ALLETE, Inc.	22,576	1,456,378
Alliant Energy Corp.	27,981	1,544,831
American Electric Power Company, Inc.	58,006	5,507,670
BKW AG	3,221	440,707
Chubu Electric Power Company, Inc.	98,229	1,015,735
CK Infrastructure Holdings, Ltd.	95,843	500,112
CLP Holdings, Ltd.	250,334	1,823,825
Constellation Energy Corp.	37,067	3,195,546
Duke Energy Corp.	87,083	8,968,678
Edison International	43,614	2,774,723
EDP - Energias de Portugal SA	423,390	2,110,517
Electricite de France SA	88,917	1,141,547
Elia Group SA/NV	5,042	716,784
Endesa SA	48,444	913,001
Enel SpA	1,240,495	6,671,558
Entergy Corp.	22,804	2,565,450
Evergy, Inc.	25,661	1,614,847
Eversource Energy	39,578	3,318,220
Exelon Corp.	112,608	4,868,044
FirstEnergy Corp.	61,536	2,580,820
Fortum OYJ	67,741	1,128,163
Hawaiian Electric Industries, Inc.	25,709	1,075,922
HK Electric Investments, Ltd.	404,500	267,455
Iberdrola SA	921,827	10,760,937
IDACORP, Inc.	11,874	1,280,611
Mercury NZ, Ltd.	105,396	372,336
MGE Energy, Inc.	5,882	414,093
NextEra Energy, Inc.	222,876	18,632,434
NRG Energy, Inc.	27,479	874,382
OGE Energy Corp.	47,018	1,859,562
Origin Energy, Ltd.	262,754	1,375,234
Orsted A/S (B)	28,852	2,608,383
Otter Tail Corp.	6,562	385,255
PG&E Corp. (A)	191,898	3,120,261
Pinnacle West Capital Corp.	13,156	1,000,382
PNM Resources, Inc.	33,666	1,642,564
Portland General Electric Company	35,169	1,723,281
Power Assets Holdings, Ltd.	211,736	1,157,236
PPL Corp.	82,833	2,420,380
Red Electrica Corp. SA	61,895	1,076,240
SSE PLC	162,843	3,349,182
Terna - Rete Elettrica Nazionale	214,594	1,584,818
The Kansai Electric Power Company, Inc.	107,424	1,043,179
The Southern Company	120,120	8,577,769
Tokyo Electric Power Company Holdings, Inc. (A)	232,828	838,511
Verbund AG	10,386	873,045
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Xcel Energy, Inc.	62,171	$4,358,809
		128,222,296
Gas utilities – 0.3%
APA Group	179,956	1,315,371
Atmos Energy Corp.	15,793	1,769,922
Brookfield Infrastructure Corp., Class A	15,682	610,030
Chesapeake Utilities Corp.	2,797	330,549
Enagas SA	37,962	631,251
Hong Kong & China Gas Company, Ltd.	1,708,022	1,619,901
National Fuel Gas Company	21,483	1,359,874
Naturgy Energy Group SA	22,182	576,488
New Jersey Resources Corp.	37,992	1,885,163
Northwest Natural Holding Company	5,566	264,886
ONE Gas, Inc.	21,295	1,612,457
Osaka Gas Company, Ltd.	57,175	921,266
Snam SpA	307,560	1,491,308
South Jersey Industries, Inc.	19,568	695,251
Southwest Gas Holdings, Inc.	25,149	1,556,220
Spire, Inc.	20,447	1,407,980
Tokyo Gas Company, Ltd.	59,696	1,168,836
UGI Corp.	49,173	1,822,843
		21,039,596
Independent power and renewable electricity producers – 0.2%
Altus Power, Inc. (A)	6,869	44,786
Clearway Energy, Inc., Class A	6,354	190,112
Clearway Energy, Inc., Class C	12,480	397,738
Corp ACCIONA Energias Renovables SA	10,043	388,067
EDP Renovaveis SA	43,951	968,484
Meridian Energy, Ltd.	196,568	653,822
Montauk Renewables, Inc. (A)	10,352	114,183
Ormat Technologies, Inc.	18,657	1,613,457
RWE AG	97,979	4,331,425
Sunnova Energy International, Inc. (A)	15,984	287,872
The AES Corp.	74,968	2,156,080
		11,146,026
Multi-utilities – 0.8%
Ameren Corp.	29,541	2,626,786
Avista Corp.	11,578	513,369
Black Hills Corp.	25,648	1,804,080
CenterPoint Energy, Inc.	71,779	2,152,652
CMS Energy Corp.	32,696	2,070,638
Consolidated Edison, Inc.	40,025	3,814,783
Dominion Energy, Inc.	94,444	5,791,306
DTE Energy Company	22,246	2,614,572
E.ON SE	342,423	3,404,368
Engie SA	278,572	3,985,270
National Grid PLC	558,231	6,687,246
NiSource, Inc.	45,795	1,255,699
NorthWestern Corp.	22,544	1,337,761
Public Service Enterprise Group, Inc.	56,473	3,460,101
Sempra Energy	35,541	5,492,506
Unitil Corp.	2,583	132,663
Veolia Environnement SA	101,508	2,608,188
WEC Energy Group, Inc.	35,605	3,338,325
		53,090,313
Water utilities – 0.1%
American States Water Company	5,905	546,508
American Water Works Company, Inc.	20,858	3,179,176
Artesian Resources Corp., Class A	1,475	86,406
California Water Service Group	8,724	529,023
Essential Utilities, Inc.	56,055	2,675,505
Middlesex Water Company	2,821	221,928
Pure Cycle Corp. (A)	3,525	36,942

The accompanying notes are an integral part of the financial statements.	164

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Water utilities (continued)
Severn Trent PLC	38,352	$1,225,274
SJW Group	4,373	355,044
The York Water Company	2,493	112,135
United Utilities Group PLC	104,001	1,242,638
		10,210,579
		223,708,810
TOTAL COMMON STOCKS (Cost $3,989,760,507)		$6,668,354,354
PREFERRED SECURITIES – 0.1%
Consumer discretionary – 0.1%
Automobiles – 0.1%
Bayerische Motoren Werke AG	9,060	764,584
Dr. Ing. h.c. F. Porsche AG (A)	17,368	1,752,666
Porsche Automobil Holding SE	23,355	1,273,685
Volkswagen AG	28,305	3,511,224
		7,302,159
Consumer staples – 0.0%
Household products – 0.0%
Henkel AG & Company KGaA	27,173	1,883,434
Health care – 0.0%
Life sciences tools and services – 0.0%
Sartorius AG	3,712	1,465,778
TOTAL PREFERRED SECURITIES (Cost $10,919,590)		$10,651,371
WARRANTS – 0.0%
Chord Energy Corp. (Expiration Date: 9-1-24; Strike Price: $116.37) (A)	917	18,698
Chord Energy Corp. (Expiration Date: 9-1-25; Strike Price: $133.70) (A)	458	8,331
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (A)	200,486	166,954
Nabors Industries, Ltd. (Expiration Date: 6-11-26; Strike Price: $166.67) (A)	480	15,792
Triumph Group, Inc. (Expiration Date: 12-19-23; Strike Price: $12.35) (A)	3,165	2,121
TOTAL WARRANTS (Cost $15,655)		$211,896
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 3.4%
Short-term funds – 3.4%
John Hancock Collateral Trust, 4.2988% (E)(F)	23,449,033	$234,391,847
TOTAL SHORT-TERM INVESTMENTS (Cost $234,352,801)		$234,391,847
Total Investments (Strategic Equity Allocation Trust) (Cost $4,235,048,553) – 100.1%		$6,913,609,468
Other assets and liabilities, net – (0.1%)		(8,296,947)
TOTAL NET ASSETS – 100.0%		$6,905,312,521
Currency Abbreviations
CHF	Swiss Franc
Security Abbreviations and Legend
ADR	American Depositary Receipt
CVR	Contingent Value Right
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 12-31-22.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 12-31-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $45,229,455.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
MSCI EAFE Index Futures	912	Long	Mar 2023	$90,140,612	$88,892,640	$(1,247,972)
Russell 2000 E-Mini Index Futures	187	Long	Mar 2023	17,115,646	16,557,915	(557,731)
S&P 500 E-Mini Index Futures	522	Long	Mar 2023	104,268,152	100,772,100	(3,496,052)
S&P Mid 400 E-Mini Index Futures	74	Long	Mar 2023	18,525,258	18,075,240	(450,018)
						$(5,751,773)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	165

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.5%
Communication services – 6.8%
Diversified telecommunication services – 0.8%
Anterix, Inc. (A)	210	$6,756
AT&T, Inc.	116,734	2,149,073
ATN International, Inc.	291	13,185
Bandwidth, Inc., Class A (A)	431	9,891
Cogent Communications Holdings, Inc.	804	45,892
Consolidated Communications Holdings, Inc. (A)	1,652	5,914
EchoStar Corp., Class A (A)	675	11,259
Frontier Communications Parent, Inc. (A)	3,784	96,416
Globalstar, Inc. (A)	30,257	40,242
IDT Corp., Class B (A)	461	12,986
Iridium Communications, Inc. (A)	2,109	108,403
Lumen Technologies, Inc.	17,158	89,565
Ooma, Inc. (A)	477	6,497
Verizon Communications, Inc.	68,776	2,709,774
		5,305,853
Entertainment – 1.2%
Activision Blizzard, Inc.	12,815	980,988
AMC Entertainment Holdings, Inc., Class A (A)(B)	8,680	35,328
Cinemark Holdings, Inc. (A)	2,030	17,580
CuriosityStream, Inc. (A)	831	947
Electronic Arts, Inc.	4,555	556,530
Endeavor Group Holdings, Inc., Class A (A)	4,725	106,502
Liberty Media Corp.-Liberty Braves, Class A (A)	829	27,083
Liberty Media Corp.-Liberty Formula One, Series A (A)	225	12,022
Liberty Media Corp.-Liberty Formula One, Series C (A)	3,503	209,409
Lions Gate Entertainment Corp., Class B (A)	4,105	22,290
Live Nation Entertainment, Inc. (A)	3,776	263,338
Madison Square Garden Entertainment Corp. (A)	478	21,496
Madison Square Garden Sports Corp.	320	58,666
Netflix, Inc. (A)	7,284	2,147,906
Reservoir Media, Inc. (A)	795	4,746
ROBLOX Corp., Class A (A)	9,021	256,738
Roku, Inc. (A)	2,009	81,766
Sciplay Corp., Class A (A)	438	7,043
Skillz, Inc. (A)	6,830	3,459
Take-Two Interactive Software, Inc. (A)	2,731	284,379
The Marcus Corp.	486	6,994
The Walt Disney Company (A)	29,873	2,595,366
Warner Brothers Discovery, Inc. (A)	39,630	375,692
Warner Music Group Corp., Class A	2,272	79,565
World Wrestling Entertainment, Inc., Class A	715	48,992
		8,204,825
Interactive media and services – 3.5%
Alphabet, Inc., Class A (A)	98,199	8,664,098
Alphabet, Inc., Class C (A)	100,954	8,957,648
Angi, Inc. (A)	1,822	4,282
Arena Group Holdings, Inc. (A)	200	2,122
Bumble, Inc., Class A (A)	2,062	43,405
BuzzFeed, Inc. (A)	1,643	1,133
CarGurus, Inc. (A)	1,735	24,307
Cars.com, Inc. (A)	1,154	15,891
DHI Group, Inc. (A)	372	1,968
Eventbrite, Inc., Class A (A)	1,461	8,561
EverQuote, Inc., Class A (A)	481	7,090
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services (continued)
FaZe Holdings, Inc. (A)	1,062	$1,965
Getty Images Holdings, Inc. (A)(B)	6,302	34,976
IAC, Inc. (A)	1,394	61,894
Match Group, Inc. (A)	4,647	192,804
MediaAlpha, Inc., Class A (A)	781	7,771
Meta Platforms, Inc., Class A (A)	37,362	4,496,143
Nextdoor Holdings, Inc. (A)	3,090	6,365
Outbrain, Inc. (A)	626	2,266
Pinterest, Inc., Class A (A)	9,566	232,262
QuinStreet, Inc. (A)	983	14,106
Shutterstock, Inc.	615	32,423
Snap, Inc., Class A (A)	22,935	205,268
Society Pass, Inc. (A)	350	347
System1, Inc. (A)	1,379	6,468
TripAdvisor, Inc. (A)	2,094	37,650
TrueCar, Inc. (A)	1,900	4,769
Vimeo, Inc. (A)	2,863	9,820
Yelp, Inc. (A)	1,157	31,632
Ziff Davis, Inc. (A)	780	61,698
ZipRecruiter, Inc., Class A (A)	1,452	23,842
ZoomInfo Technologies, Inc. (A)	6,641	199,961
		23,394,935
Media – 0.9%
AdTheorent Holding Company, Inc. (A)	842	1,398
Advantage Solutions, Inc. (A)	4,745	9,870
Altice USA, Inc., Class A (A)	4,140	19,044
AMC Networks, Inc., Class A (A)	302	4,732
Boston Omaha Corp., Class A (A)	528	13,992
Cable One, Inc.	98	69,762
Cardlytics, Inc. (A)	559	3,231
Charter Communications, Inc., Class A (A)	2,635	893,529
Clear Channel Outdoor Holdings, Inc. (A)	8,831	9,273
Comcast Corp., Class A	72,194	2,524,624
comScore, Inc. (A)	1,108	1,285
DISH Network Corp., Class A (A)	4,903	68,838
Emerald Holding, Inc. (A)	1,284	4,545
Entravision Communications Corp., Class A	1,260	6,048
Fox Corp., Class A	2,199	66,784
Fox Corp., Class B	6,867	195,366
Gannett Company, Inc. (A)	2,798	5,680
Gray Television, Inc.	1,517	16,975
iHeartMedia, Inc., Class A (A)	2,155	13,210
Innovid Corp. (A)	1,897	3,244
Integral Ad Science Holding Corp. (A)	2,544	22,362
John Wiley & Sons, Inc., Class A	793	31,768
Liberty Broadband Corp., Series A (A)	2,376	180,220
Liberty Media Corp.-Liberty SiriusXM, Series A	2,669	104,918
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	2,528	98,921
Loyalty Ventures, Inc. (A)	297	716
Magnite, Inc. (A)	2,159	22,864
News Corp., Class A	9,021	164,182
News Corp., Class B	337	6,214
Nexstar Media Group, Inc.	646	113,069
Omnicom Group, Inc.	3,354	273,586
Paramount Global, Class B (B)	10,695	180,532
PubMatic, Inc., Class A (A)	758	9,710
Saga Communications, Inc., Class A	175	4,130
Scholastic Corp.	561	22,137
Sinclair Broadcast Group, Inc., Class A	834	12,935
Sirius XM Holdings, Inc. (B)	63,975	373,614
SRAX, Inc. (A)	125	191
Stagwell, Inc. (A)	1,894	11,762

The accompanying notes are an integral part of the financial statements.	166

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
TechTarget, Inc. (A)	503	$22,162
TEGNA, Inc.	3,707	78,551
The EW Scripps Company (A)	1,348	17,780
The Interpublic Group of Companies, Inc.	6,427	214,083
The New York Times Company, Class A	2,736	88,811
The Trade Desk, Inc., Class A (A)	7,286	326,631
Tremor International, Ltd. (A)	81	261
Urban One, Inc. (A)	346	1,301
Urban One, Inc. (A)	45	205
WideOpenWest, Inc. (A)	1,455	13,255
		6,328,301
Wireless telecommunication services – 0.4%
Gogo, Inc. (A)	2,008	29,638
KORE Group Holdings, Inc. (A)	967	1,218
Shenandoah Telecommunications Company	901	14,308
Spok Holdings, Inc.	444	3,636
Telephone & Data Systems, Inc.	1,870	19,616
T-Mobile US, Inc. (A)	20,553	2,877,420
United States Cellular Corp. (A)	961	20,037
		2,965,873
		46,199,787
Consumer discretionary – 9.8%
Auto components – 0.1%
American Axle & Manufacturing Holdings, Inc. (A)	1,974	15,437
Autoliv, Inc.	1,369	104,838
BorgWarner, Inc.	3,932	158,263
Dana, Inc.	2,445	36,993
Dorman Products, Inc. (A)	498	40,273
Fox Factory Holding Corp. (A)	717	65,412
Gentex Corp.	3,681	100,381
Gentherm, Inc. (A)	576	37,607
Holley, Inc. (A)	1,608	3,409
LCI Industries	430	39,754
Lear Corp.	985	122,160
Luminar Technologies, Inc. (A)	4,169	20,637
Modine Manufacturing Company (A)	919	18,251
Motorcar Parts of America, Inc. (A)	447	5,301
Patrick Industries, Inc.	414	25,088
QuantumScape Corp. (A)	5,966	33,827
Solid Power, Inc. (A)	2,413	6,129
Standard Motor Products, Inc.	404	14,059
Stoneridge, Inc. (A)	529	11,405
Superior Industries International, Inc. (A)	282	1,190
The Goodyear Tire & Rubber Company (A)	4,720	47,908
Visteon Corp. (A)	475	62,144
		970,466
Automobiles – 1.3%
Arcimoto, Inc. (A)	40	132
Canoo, Inc. (A)	5,484	6,745
Envirotech Vehicles, Inc. (A)	311	662
Fisker, Inc. (A)(B)	2,697	19,607
Ford Motor Company	64,752	753,066
General Motors Company	23,907	804,231
Harley-Davidson, Inc.	2,412	100,339
Lordstown Motors Corp., Class A (A)	3,248	3,703
Lucid Group, Inc. (A)(B)	27,542	188,112
Rivian Automotive, Inc., Class A (A)(B)	14,933	275,215
Tesla, Inc. (A)	51,335	6,323,445
Thor Industries, Inc.	910	68,696
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Automobiles (continued)
Winnebago Industries, Inc.	534	$28,142
		8,572,095
Distributors – 0.1%
Funko, Inc., Class A (A)	708	7,724
Genuine Parts Company	2,289	397,164
LKQ Corp.	4,536	242,268
Pool Corp.	654	197,724
Weyco Group, Inc.	249	5,269
		850,149
Diversified consumer services – 0.1%
2U, Inc. (A)	1,345	8,433
ADT, Inc.	13,826	125,402
Adtalem Global Education, Inc. (A)	775	27,513
American Public Education, Inc. (A)	372	4,572
Bright Horizons Family Solutions, Inc. (A)	971	61,270
Carriage Services, Inc.	281	7,739
Chegg, Inc. (A)	2,095	52,941
Coursera, Inc. (A)	2,210	26,144
Duolingo, Inc. (A)	513	36,490
European Wax Center, Inc., Class A	852	10,607
frontdoor, Inc. (A)	1,431	29,765
Graham Holdings Company, Class B	37	22,356
Grand Canyon Education, Inc. (A)	534	56,422
H&R Block, Inc.	2,642	96,459
ITT Educational Services, Inc. (A)(C)	608	0
Laureate Education, Inc.	2,848	27,398
Lincoln Educational Services Corp. (A)	91	527
Mister Car Wash, Inc. (A)	4,692	43,307
Nerdy, Inc. (A)	1,961	4,412
Perdoceo Education Corp. (A)	1,215	16,889
Regis Corp. (A)	223	272
Rover Group, Inc. (A)	2,832	10,393
Service Corp. International	2,591	179,142
Strategic Education, Inc.	434	33,991
Stride, Inc. (A)	726	22,709
Udemy, Inc. (A)	2,213	23,347
Universal Technical Institute, Inc. (A)	177	1,189
Vivint Smart Home, Inc. (A)	3,439	40,924
Wag! Group Company (A)	510	1,571
WW International, Inc. (A)	1,278	4,933
		977,117
Hotels, restaurants and leisure – 2.1%
Accel Entertainment, Inc. (A)	1,215	9,356
Airbnb, Inc., Class A (A)	6,559	560,795
Ambassadors Group, Inc. (A)(C)	714	29
Aramark	4,256	175,943
Bally's Corp. (A)	742	14,380
Biglari Holdings, Inc., Class B (A)	52	7,218
BJ's Restaurants, Inc. (A)	418	11,027
Bloomin' Brands, Inc.	1,512	30,421
Bluegreen Vacations Holding Corp.	136	3,395
Booking Holdings, Inc. (A)	665	1,340,161
Bowlero Corp. (A)	1,682	22,673
Boyd Gaming Corp.	1,753	95,591
Brinker International, Inc. (A)	737	23,518
Caesars Entertainment, Inc. (A)	3,551	147,722
Carnival Corp. (A)	17,793	143,412
Carrols Restaurant Group, Inc. (A)	1,021	1,389
Cedar Fair LP	946	39,108
Century Casinos, Inc. (A)	342	2,404
Chipotle Mexican Grill, Inc. (A)	455	631,308
Choice Hotels International, Inc.	919	103,516
Churchill Downs, Inc.	607	128,338
Chuy's Holdings, Inc. (A)	382	10,811

The accompanying notes are an integral part of the financial statements.	167

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Cracker Barrel Old Country Store, Inc.	380	$36,001
Darden Restaurants, Inc.	2,048	283,300
Dave & Buster's Entertainment, Inc. (A)	706	25,021
Denny's Corp. (A)	1,094	10,076
Dine Brands Global, Inc.	262	16,925
Domino's Pizza, Inc.	589	204,030
DraftKings, Inc., Class A (A)	7,440	84,742
Dutch Bros, Inc., Class A (A)	796	22,439
El Pollo Loco Holdings, Inc.	773	7,699
Everi Holdings, Inc. (A)	1,572	22,558
Expedia Group, Inc. (A)	2,498	218,825
F45 Training Holdings, Inc. (A)	1,399	3,987
FAT Brands, Inc., Class A	116	565
Fiesta Restaurant Group, Inc. (A)	667	4,902
First Watch Restaurant Group, Inc. (A)	609	8,240
Full House Resorts, Inc. (A)	336	2,527
Global Business Travel Group I (A)	853	5,758
Golden Entertainment, Inc. (A)	521	19,485
Hilton Grand Vacations, Inc. (A)	1,856	71,530
Hilton Worldwide Holdings, Inc.	4,507	569,505
Hyatt Hotels Corp., Class A (A)	837	75,707
Inspired Entertainment, Inc. (A)	269	3,408
Jack in the Box, Inc.	352	24,017
Krispy Kreme, Inc.	2,475	25,542
Kura Sushi USA, Inc., Class A (A)	125	5,960
Las Vegas Sands Corp. (A)	12,539	602,750
Life Time Group Holdings, Inc. (A)	3,017	36,083
Light & Wonder, Inc. (A)	1,564	91,650
Marriott International, Inc., Class A	5,334	794,179
Marriott Vacations Worldwide Corp.	655	88,156
McDonald's Corp.	12,040	3,172,901
Membership Collective Group, Inc., Class A (A)	1,226	4,585
MGM Resorts International	6,476	217,140
Monarch Casino & Resort, Inc. (A)	351	26,988
Nathan's Famous, Inc.	78	5,242
Noodles & Company (A)	1,045	5,737
Norwegian Cruise Line Holdings, Ltd. (A)	6,764	82,791
Papa John's International, Inc.	597	49,139
Penn Entertainment, Inc. (A)	2,635	78,260
Planet Fitness, Inc., Class A (A)	1,388	109,374
PlayAGS, Inc. (A)	767	3,912
Portillo's, Inc., Class A (A)	596	9,727
Potbelly Corp. (A)	141	785
RCI Hospitality Holdings, Inc.	169	15,749
Red Robin Gourmet Burgers, Inc. (A)	308	1,719
Red Rock Resorts, Inc., Class A	1,014	40,570
Restaurant Brands International LP	82	5,291
Royal Caribbean Cruises, Ltd. (A)	4,192	207,211
Rush Street Interactive, Inc. (A)	765	2,746
Ruth's Hospitality Group, Inc.	657	10,170
SeaWorld Entertainment, Inc. (A)	1,118	59,824
Shake Shack, Inc., Class A (A)	668	27,742
Six Flags Entertainment Corp. (A)	1,249	29,039
Sonder Holdings, Inc. (A)(B)	3,264	4,047
Starbucks Corp.	18,806	1,865,555
Sweetgreen, Inc., Class A (A)	1,470	12,598
Target Hospitality Corp. (A)	1,561	23,634
Texas Roadhouse, Inc.	1,114	101,318
The Cheesecake Factory, Inc.	892	28,285
The Wendy's Company	3,521	79,680
Travel + Leisure Company	1,411	51,360
Vacasa, Inc., Class A (A)	3,522	4,438
Vail Resorts, Inc.	619	147,539
Wingstop, Inc.	496	68,260
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Wyndham Hotels & Resorts, Inc.	1,489	$106,181
Wynn Resorts, Ltd. (A)	1,872	154,384
Xponential Fitness, Inc., Class A (A)	491	11,259
Yum! Brands, Inc.	4,640	594,291
		14,287,553
Household durables – 0.4%
Bassett Furniture Industries, Inc.	199	3,459
Beazer Homes USA, Inc. (A)	198	2,526
Cavco Industries, Inc. (A)	155	35,069
Century Communities, Inc.	552	27,606
Cricut, Inc., Class A (A)	864	8,009
D.R. Horton, Inc.	5,712	509,168
Dream Finders Homes, Inc., Class A (A)	686	5,941
Ethan Allen Interiors, Inc.	426	11,255
Flexsteel Industries, Inc.	139	2,141
GoPro, Inc., Class A (A)	2,431	12,106
Green Brick Partners, Inc. (A)	849	20,571
Hamilton Beach Brands Holding Company, Class A	205	2,540
Hamilton Beach Brands Holding Company, Class B	241	2,986
Helen of Troy, Ltd. (A)	381	42,257
Hooker Furnishings Corp.	257	4,806
Hovnanian Enterprises, Inc., Class A (A)	113	4,755
Installed Building Products, Inc.	498	42,629
iRobot Corp. (A)	455	21,899
KB Home	1,321	42,074
Landsea Homes Corp. (A)	283	1,474
La-Z-Boy, Inc.	740	16,887
Legacy Housing Corp. (A)	491	9,309
Leggett & Platt, Inc.	2,195	70,745
Lennar Corp., A Shares	4,580	414,490
LGI Homes, Inc. (A)	335	31,021
Lifetime Brands, Inc.	75	569
M/I Homes, Inc. (A)	450	20,781
MDC Holdings, Inc.	1,048	33,117
Meritage Homes Corp. (A)	524	48,313
Mohawk Industries, Inc. (A)	1,026	104,878
Newell Brands, Inc.	6,838	89,441
NVR, Inc. (A)	52	239,854
PulteGroup, Inc.	3,709	168,871
Purple Innovation, Inc. (A)	1,379	6,605
Skyline Champion Corp. (A)	968	49,862
Snap One Holdings Corp. (A)	1,112	8,240
Sonos, Inc. (A)	2,137	36,115
Taylor Morrison Home Corp. (A)	1,938	58,818
Tempur Sealy International, Inc.	2,835	97,326
The Lovesac Company (A)	280	6,163
Toll Brothers, Inc.	1,865	93,101
TopBuild Corp. (A)	539	84,348
Traeger, Inc. (A)	1,820	5,132
Tri Pointe Homes, Inc. (A)	1,388	25,803
Tupperware Brands Corp. (A)	610	2,525
Universal Electronics, Inc. (A)	236	4,911
Vizio Holding Corp., Class A (A)	2,005	14,857
VOXX International Corp. (A)	506	4,240
Weber, Inc., Class A	892	7,181
Whirlpool Corp.	879	124,343
		2,681,117
Internet and direct marketing retail – 2.3%
1-800-Flowers.com, Inc., Class A (A)	562	5,373
1stdibs.com, Inc. (A)	442	2,245
Aka Brands Holding Corp. (A)	1,841	2,338
Amazon.com, Inc. (A)	166,873	14,017,332
BARK, Inc. (A)	2,469	3,679

The accompanying notes are an integral part of the financial statements.	168

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet and direct marketing retail (continued)
CarParts.com, Inc. (A)	778	$4,870
Chewy, Inc., Class A (A)	1,840	68,227
ContextLogic, Inc., Class A (A)	11,179	5,452
DoorDash, Inc., Class A (A)	5,882	287,159
Duluth Holdings, Inc., Class B (A)	700	4,326
eBay, Inc.	9,008	373,562
Etsy, Inc. (A)	2,078	248,903
Groupon, Inc. (A)	572	4,908
Lands' End, Inc. (A)	492	3,734
Liquidity Services, Inc. (A)	635	8,928
Overstock.com, Inc. (A)	765	14,810
PetMed Express, Inc.	391	6,921
Porch Group, Inc. (A)	1,606	3,019
Poshmark, Inc., Class A (A)	929	16,611
Quotient Technology, Inc. (A)	1,764	6,051
Qurate Retail, Inc., Series A (A)	5,287	8,618
Rent the Runway, Inc., Class A (A)	942	2,873
Revolve Group, Inc. (A)	697	15,515
RumbleON, Inc., Class B (A)	228	1,475
Stitch Fix, Inc., Class A (A)	1,692	5,262
The RealReal, Inc. (A)	2,001	2,501
ThredUp, Inc., Class A (A)	1,553	2,034
Vivid Seats, Inc., Class A (A)	1,470	10,731
Wayfair, Inc., Class A (A)	1,337	43,974
Xometry, Inc., Class A (A)	675	21,755
		15,203,186
Leisure products – 0.1%
Acushnet Holdings Corp.	1,199	50,910
American Outdoor Brands, Inc. (A)	307	3,076
Brunswick Corp.	1,244	89,668
Clarus Corp.	526	4,124
Escalade, Inc.	328	3,339
Hasbro, Inc.	2,282	139,225
JAKKS Pacific, Inc. (A)	88	1,539
Johnson Outdoors, Inc., Class A	178	11,769
Latham Group, Inc. (A)	1,783	5,741
Malibu Boats, Inc., Class A (A)	367	19,561
Marine Products Corp.	742	8,733
MasterCraft Boat Holdings, Inc. (A)	348	9,003
Mattel, Inc. (A)	5,844	104,257
Peloton Interactive, Inc., Class A (A)	5,138	40,796
Polaris, Inc.	984	99,384
Smith & Wesson Brands, Inc.	903	7,838
Solo Brands, Inc., Class A (A)	328	1,220
Sturm Ruger & Company, Inc.	325	16,452
Topgolf Callaway Brands Corp. (A)	3,017	59,586
Vista Outdoor, Inc. (A)	935	22,786
YETI Holdings, Inc. (A)	1,434	59,239
		758,246
Multiline retail – 0.4%
Big Lots, Inc.	557	8,188
Dillard's, Inc., Class A	217	70,134
Dollar General Corp.	3,693	909,401
Dollar Tree, Inc. (A)	3,670	519,085
Franchise Group, Inc.	619	14,745
Kohl's Corp.	1,932	48,783
Macy's, Inc.	4,454	91,975
Nordstrom, Inc.	2,651	42,787
Ollie's Bargain Outlet Holdings, Inc. (A)	1,038	48,620
Target Corp.	7,540	1,123,762
		2,877,480
Specialty retail – 2.3%
Abercrombie & Fitch Company, Class A (A)	826	18,924
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Academy Sports & Outdoors, Inc.	1,317	$69,195
Advance Auto Parts, Inc.	986	144,972
American Eagle Outfitters, Inc.	3,071	42,871
America's Car-Mart, Inc. (A)	117	8,454
Arhaus, Inc. (A)	962	9,380
Arko Corp.	1,443	12,496
Asbury Automotive Group, Inc. (A)	361	64,709
AutoNation, Inc. (A)	812	87,128
AutoZone, Inc. (A)	319	786,711
Barnes & Noble Education, Inc. (A)	1,158	2,027
Bath & Body Works, Inc.	3,750	158,025
Bed Bath & Beyond, Inc. (A)(B)	1,476	3,705
Best Buy Company, Inc.	3,694	296,296
Big 5 Sporting Goods Corp.	321	2,834
Boot Barn Holdings, Inc. (A)	502	31,385
Brilliant Earth Group, Inc., Class A (A)	312	1,345
Build-A-Bear Workshop, Inc. (A)	196	4,673
Burlington Stores, Inc. (A)	1,079	218,778
Caleres, Inc.	490	10,917
Camping World Holdings, Inc., Class A (B)	715	15,959
CarMax, Inc. (A)	2,616	159,288
Carvana Company (A)(B)	1,910	9,053
Chico's FAS, Inc. (A)	1,633	8,034
Citi Trends, Inc. (A)	79	2,092
Conn's, Inc. (A)	510	3,509
Designer Brands, Inc., Class A	872	8,528
Destination XL Group, Inc. (A)	773	5,218
Dick's Sporting Goods, Inc.	915	110,065
Envela Corp. (A)	145	763
EVgo, Inc. (A)(B)	1,443	6,450
Express, Inc. (A)	208	212
Five Below, Inc. (A)	915	161,836
Floor & Decor Holdings, Inc., Class A (A)	1,750	121,853
Foot Locker, Inc.	1,544	58,348
GameStop Corp., Class A (A)(B)	5,020	92,669
Genesco, Inc. (A)	197	9,066
Group 1 Automotive, Inc.	235	42,387
GrowGeneration Corp. (A)	1,030	4,038
Guess?, Inc.	938	19,407
Haverty Furniture Companies, Inc.	273	8,163
Hibbett, Inc.	222	15,145
Jjill, Inc. (A)	62	1,538
JOANN, Inc.	421	1,200
Kirkland's, Inc. (A)	147	485
Lazydays Holdings, Inc. (A)	42	501
Leslie's, Inc. (A)	3,057	37,326
Lithia Motors, Inc.	454	92,952
LL Flooring Holdings, Inc. (A)	631	3,546
Lowe's Companies, Inc.	10,167	2,025,673
MarineMax, Inc. (A)	219	6,837
Monro, Inc.	568	25,674
Murphy USA, Inc.	370	103,430
National Vision Holdings, Inc. (A)	1,319	51,124
OneWater Marine, Inc., Class A (A)	187	5,348
O'Reilly Automotive, Inc. (A)	1,037	875,259
Penske Automotive Group, Inc.	1,174	134,928
Petco Health & Wellness Company, Inc. (A)	3,669	34,782
Rent-A-Center, Inc.	1,004	22,640
RH (A)	379	101,265
Ross Stores, Inc.	5,698	661,367
Sally Beauty Holdings, Inc. (A)	1,774	22,210
Shoe Carnival, Inc.	500	11,955
Signet Jewelers, Ltd.	768	52,224

The accompanying notes are an integral part of the financial statements.	169

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Sleep Number Corp. (A)	378	$9,820
Sonic Automotive, Inc., Class A	415	20,447
Sportsman's Warehouse Holdings, Inc. (A)	611	5,750
The Aaron's Company, Inc.	635	7,588
The Buckle, Inc.	804	36,461
The Cato Corp., Class A	469	4,376
The Children's Place, Inc. (A)	154	5,609
The Container Store Group, Inc. (A)	529	2,280
The Gap, Inc.	6,031	68,030
The Home Depot, Inc.	16,767	5,296,025
The ODP Corp. (A)	815	37,115
The TJX Companies, Inc.	19,031	1,514,868
Tilly's, Inc., Class A (A)	296	2,679
Torrid Holdings, Inc. (A)	1,663	4,922
Tractor Supply Company	1,821	409,670
TravelCenters of America, Inc. (A)	206	9,225
Ulta Beauty, Inc. (A)	840	394,019
Urban Outfitters, Inc. (A)	1,562	37,254
Victoria's Secret & Company (A)	1,346	48,160
Warby Parker, Inc., Class A (A)	1,619	21,840
Williams-Sonoma, Inc.	1,091	125,378
Winmark Corp.	60	14,150
Zumiez, Inc. (A)	371	8,066
		15,192,904
Textiles, apparel and luxury goods – 0.6%
Allbirds, Inc., Class A (A)	1,736	4,201
Carter's, Inc.	593	44,244
Columbia Sportswear Company	928	81,274
Crocs, Inc. (A)	1,018	110,382
Culp, Inc.	350	1,607
Deckers Outdoor Corp. (A)	437	174,433
Fossil Group, Inc. (A)	1,102	4,750
G-III Apparel Group, Ltd. (A)	474	6,499
Hanesbrands, Inc.	5,901	37,530
Kontoor Brands, Inc.	939	37,551
Levi Strauss & Company, Class A	1,731	26,865
Movado Group, Inc.	291	9,385
NIKE, Inc., Class B	20,721	2,424,564
Oxford Industries, Inc.	276	25,718
PLBY Group, Inc. (A)	607	1,669
PVH Corp.	1,092	77,084
Ralph Lauren Corp.	719	75,977
Rocky Brands, Inc.	87	2,055
Skechers USA, Inc., Class A (A)	2,249	94,346
Steven Madden, Ltd.	1,359	43,434
Superior Group of Companies, Inc.	407	4,094
Tapestry, Inc.	3,988	151,863
Under Armour, Inc., Class A (A)	6,449	65,522
Unifi, Inc. (A)	438	3,771
Vera Bradley, Inc. (A)	673	3,049
VF Corp.	6,437	177,726
Wolverine World Wide, Inc.	1,104	12,067
		3,701,660
		66,071,973
Consumer staples – 6.9%
Beverages – 1.8%
Brown-Forman Corp., Class B	5,110	335,625
Celsius Holdings, Inc. (A)	1,253	130,362
Coca-Cola Consolidated, Inc.	139	71,218
Constellation Brands, Inc., Class A	3,021	700,117
Keurig Dr. Pepper, Inc.	23,273	829,915
MGP Ingredients, Inc.	345	36,701
Molson Coors Beverage Company, Class B	3,315	170,789
Monster Beverage Corp. (A)	8,646	877,828
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
National Beverage Corp. (A)	1,557	$72,447
PepsiCo, Inc.	22,603	4,083,458
Primo Water Corp.	134	2,082
The Boston Beer Company, Inc., Class A (A)	170	56,018
The Coca-Cola Company	70,845	4,506,450
The Duckhorn Portfolio, Inc. (A)	1,652	27,374
Vintage Wine Estates, Inc. (A)	774	2,523
Vita Coco Company, Inc. (A)	814	11,249
Zevia PBC, Class A (A)	777	3,178
		11,917,334
Food and staples retailing – 1.8%
Albertsons Companies, Inc., Class A	8,427	174,776
BJ's Wholesale Club Holdings, Inc. (A)	2,212	146,346
Casey's General Stores, Inc.	592	132,815
Costco Wholesale Corp.	7,257	3,312,821
Grocery Outlet Holding Corp. (A)	1,615	47,142
HF Foods Group, Inc. (A)	1,021	4,145
Ingles Markets, Inc., Class A	254	24,501
Natural Grocers by Vitamin Cottage, Inc.	475	4,342
Performance Food Group Company (A)	2,568	149,946
PriceSmart, Inc.	525	31,910
Rite Aid Corp. (A)	1,145	3,824
SpartanNash Company	638	19,293
Sprouts Farmers Market, Inc. (A)	1,798	58,201
Sysco Corp.	8,302	634,688
The Andersons, Inc.	652	22,813
The Chefs' Warehouse, Inc. (A)	665	22,131
The Fresh Market, Inc. (A)(C)	153	0
The Kroger Company	11,736	523,191
U.S. Foods Holding Corp. (A)	3,726	126,759
United Natural Foods, Inc. (A)	984	38,091
Village Super Market, Inc., Class A	305	7,103
Walgreens Boots Alliance, Inc.	14,176	529,615
Walmart, Inc.	44,449	6,302,424
Weis Markets, Inc.	464	38,183
		12,355,060
Food products – 1.2%
Alico, Inc.	182	4,344
Archer-Daniels-Midland Company	9,196	853,849
B&G Foods, Inc. (B)	1,224	13,648
Benson Hill, Inc. (A)	3,178	8,104
Beyond Meat, Inc. (A)(B)	1,108	13,639
BRC, Inc., Class A (A)	641	3,917
Bunge, Ltd.	2,429	242,341
Calavo Growers, Inc.	340	9,996
Cal-Maine Foods, Inc.	745	40,565
Campbell Soup Company	4,940	280,345
Conagra Brands, Inc.	7,905	305,924
Darling Ingredients, Inc. (A)	2,642	165,363
Farmer Brothers Company (A)	62	286
Flowers Foods, Inc.	3,522	101,222
Fresh Del Monte Produce, Inc.	851	22,288
Freshpet, Inc. (A)	763	40,264
General Mills, Inc.	9,785	820,472
Hormel Foods Corp.	8,869	403,983
Hostess Brands, Inc. (A)	2,320	52,061
Ingredion, Inc.	1,102	107,919
J&J Snack Foods Corp.	325	48,656
John B Sanfilippo & Son, Inc.	166	13,499
Kellogg Company	5,530	393,957
Lamb Weston Holdings, Inc.	2,363	211,158
Lancaster Colony Corp.	432	85,234
Lifecore Biomedical, Inc. (A)	729	4,724
Lifeway Foods, Inc. (A)	47	261

The accompanying notes are an integral part of the financial statements.	170

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Limoneira Company	387	$4,725
Local Bounti Corp. (A)	1,583	2,200
McCormick & Company, Inc.	4,116	341,175
Mission Produce, Inc. (A)	855	9,935
Mondelez International, Inc., Class A	22,473	1,497,825
Pilgrim's Pride Corp. (A)	3,970	94,208
Post Holdings, Inc. (A)	974	87,913
Seaboard Corp.	15	56,628
Seneca Foods Corp., Class A (A)	139	8,472
Sovos Brands, Inc. (A)	1,396	20,061
Tattooed Chef, Inc. (A)	1,232	1,515
The Hain Celestial Group, Inc. (A)	1,558	25,208
The Hershey Company	2,409	557,852
The JM Smucker Company	1,622	257,022
The Kraft Heinz Company	20,103	818,393
The Simply Good Foods Company (A)	1,663	63,244
Tootsie Roll Industries, Inc.	713	30,352
TreeHouse Foods, Inc. (A)	936	46,220
Tyson Foods, Inc., Class A	4,752	295,812
Vital Farms, Inc. (A)	532	7,937
		8,474,716
Household products – 1.3%
Central Garden & Pet Company, Class A (A)	921	32,972
Church & Dwight Company, Inc.	3,994	321,956
Colgate-Palmolive Company	13,727	1,081,550
Energizer Holdings, Inc.	1,190	39,925
Kimberly-Clark Corp.	5,513	748,390
Oil-Dri Corp. of America	119	3,991
Reynolds Consumer Products, Inc.	3,053	91,529
Spectrum Brands Holdings, Inc.	679	41,365
The Clorox Company	2,018	283,186
The Procter & Gamble Company	39,142	5,932,362
WD-40 Company	231	37,240
		8,614,466
Personal products – 0.2%
BellRing Brands, Inc. (A)	2,087	53,511
Coty, Inc., Class A (A)	13,695	117,229
e.l.f. Beauty, Inc. (A)	873	48,277
Edgewell Personal Care Company	876	33,761
Herbalife Nutrition, Ltd. (A)	1,813	26,977
Inter Parfums, Inc.	539	52,024
Medifast, Inc.	188	21,686
Nature's Sunshine Products, Inc. (A)	585	4,867
Nu Skin Enterprises, Inc., Class A	854	36,005
Olaplex Holdings, Inc. (A)	10,758	56,049
The Beauty Health Company (A)	2,356	21,440
The Estee Lauder Companies, Inc., Class A	3,795	941,577
The Honest Company, Inc. (A)	1,180	3,552
Thorne HealthTech, Inc. (A)	552	2,004
Upexi, Inc. (A)	65	195
USANA Health Sciences, Inc. (A)	350	18,620
Veru, Inc. (A)	1,270	6,706
		1,444,480
Tobacco – 0.6%
Altria Group, Inc.	29,499	1,348,399
Philip Morris International, Inc.	25,393	2,570,026
Turning Point Brands, Inc.	333	7,203
Universal Corp.	426	22,497
Vector Group, Ltd.	2,598	30,812
		3,978,937
		46,784,993
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy – 5.5%
Energy equipment and services – 0.5%
Archrock, Inc.	2,767	$24,848
Baker Hughes Company	16,646	491,556
Bristow Group, Inc. (A)	346	9,387
Cactus, Inc., Class A	1,047	52,622
ChampionX Corp.	3,261	94,536
DMC Global, Inc. (A)	314	6,104
Dril-Quip, Inc. (A)	654	17,769
Forum Energy Technologies, Inc. (A)	38	1,121
Halliburton Company	14,878	585,449
Helix Energy Solutions Group, Inc. (A)	2,742	20,236
Helmerich & Payne, Inc.	1,763	87,392
KLX Energy Services Holdings, Inc. (A)	158	2,735
Liberty Energy, Inc.	2,877	46,061
Mammoth Energy Services, Inc. (A)	729	6,306
Nabors Industries, Ltd. (A)	160	24,779
National Energy Services Reunited Corp. (A)	1,511	10,486
Newpark Resources, Inc. (A)	1,689	7,009
NexTier Oilfield Solutions, Inc. (A)	4,140	38,254
Nine Energy Service, Inc. (A)	508	7,381
NOV, Inc.	6,541	136,641
Oceaneering International, Inc. (A)	1,715	29,995
Oil States International, Inc. (A)	1,266	9,444
Patterson-UTI Energy, Inc.	3,673	61,853
ProFrac Holding Corp., Class A (A)	937	23,612
ProPetro Holding Corp. (A)	1,461	15,151
Ranger Energy Services, Inc. (A)	169	1,861
RPC, Inc.	3,715	33,026
Schlumberger, Ltd.	23,181	1,239,256
SEACOR Marine Holdings, Inc. (A)	332	3,041
Select Energy Services, Inc., Class A	1,836	16,965
Smart Sand, Inc. (A)	446	798
Solaris Oilfield Infrastructure, Inc., Class A	160	1,589
TETRA Technologies, Inc. (A)	1,684	5,827
Tidewater, Inc. (A)	804	29,627
USA Compression Partners LP	1,716	33,513
		3,176,230
Oil, gas and consumable fuels – 5.0%
Aemetis, Inc. (A)	638	2,526
Alliance Resource Partners LP	2,168	44,054
Alto Ingredients, Inc. (A)	1,053	3,033
Amplify Energy Corp. (A)	487	4,281
Antero Midstream Corp.	7,998	86,298
Antero Resources Corp. (A)	5,049	156,469
APA Corp.	5,374	250,858
Arch Resources, Inc.	283	40,410
Battalion Oil Corp. (A)	62	602
Black Stone Minerals LP	3,809	64,258
BP PLC, ADR	138	4,820
BP Prudhoe Bay Royalty Trust	205	2,394
California Resources Corp.	1,147	49,906
Callon Petroleum Company (A)	964	35,755
Calumet Specialty Products Partners LP (A)	1,367	23,075
Centrus Energy Corp., Class A (A)	203	6,593
Cheniere Energy, Inc.	4,104	615,436
Chesapeake Energy Corp.	1,996	188,363
Chevron Corp.	32,076	5,757,321
Chord Energy Corp.	623	85,233
Civitas Resources, Inc.	1,313	76,062
Clean Energy Fuels Corp. (A)	3,925	20,410
CNX Resources Corp. (A)	3,211	54,073
Comstock Resources, Inc.	3,787	51,920
ConocoPhillips	20,889	2,464,902

The accompanying notes are an integral part of the financial statements.	171

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
CONSOL Energy, Inc.	583	$37,895
Coterra Energy, Inc.	13,132	322,653
Crescent Energy Company, Class A	711	8,525
Crestwood Equity Partners LP	1,779	46,592
CrossAmerica Partners LP	693	13,742
CVR Energy, Inc.	1,544	48,389
DCP Midstream LP	3,462	134,291
Delek Logistics Partners LP	628	28,417
Delek US Holdings, Inc.	1,194	32,238
Denbury, Inc. (A)	828	72,053
Devon Energy Corp.	10,750	661,233
Diamondback Energy, Inc.	2,934	401,313
Dorchester Minerals LP	781	23,375
Dorian LPG, Ltd.	704	13,341
DT Midstream, Inc.	1,641	90,682
Energy Transfer LP	50,703	601,845
EnLink Midstream LLC (A)	7,987	98,240
Enterprise Products Partners LP	35,855	864,823
Enviva, Inc.	1,026	54,347
EOG Resources, Inc.	9,629	1,247,148
EQT Corp.	6,097	206,262
Equitrans Midstream Corp.	7,277	48,756
Evolution Petroleum Corp.	128	966
Excelerate Energy, Inc., Class A	304	7,615
Exxon Mobil Corp.	68,293	7,532,718
Genesis Energy LP	2,139	21,839
Gevo, Inc. (A)	3,981	7,564
Global Partners LP	584	20,306
Green Plains Partners LP	478	6,195
Green Plains, Inc. (A)	881	26,871
Gulfport Energy Corp. (A)	298	21,945
Hallador Energy Company (A)	431	4,306
Harvest Natural Resources, Inc. (A)(C)	270	0
Hess Corp.	5,092	722,147
Hess Midstream LP, Class A	701	20,974
HF Sinclair Corp.	3,438	178,398
HighPeak Energy, Inc. (B)	1,811	41,418
Holly Energy Partners LP	1,975	35,787
International Seaways, Inc.	693	25,655
Kimbell Royalty Partners LP	1,094	18,270
Kinder Morgan, Inc.	37,009	669,123
Kosmos Energy, Ltd. (A)	7,208	45,843
Laredo Petroleum, Inc. (A)	259	13,318
Magellan Midstream Partners LP	3,113	156,304
Magnolia Oil & Gas Corp., Class A	3,178	74,524
Marathon Oil Corp.	11,168	302,318
Marathon Petroleum Corp.	8,181	952,187
Martin Midstream Partners LP	46	138
Matador Resources Company	1,968	112,648
MPLX LP	16,697	548,329
Murphy Oil Corp.	2,467	106,106
NACCO Industries, Inc., Class A	132	5,016
Natural Resource Partners LP	227	12,333
New Fortress Energy, Inc.	3,437	145,798
NextDecade Corp. (A)	1,986	9,811
Northern Oil and Gas, Inc.	1,194	36,799
NuStar Energy LP	1,925	30,800
Occidental Petroleum Corp.	15,284	962,739
ONEOK, Inc.	7,354	483,158
OPAL Fuels, Inc. (A)	311	2,264
Overseas Shipholding Group, Inc., Class A (A)	496	1,433
Ovintiv, Inc.	4,198	212,881
PBF Energy, Inc., Class A	2,233	91,062
PDC Energy, Inc.	1,622	102,965
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Peabody Energy Corp. (A)	2,328	$61,506
Permian Resources Corp.	4,698	44,161
Phillips 66	7,890	821,191
Pioneer Natural Resources Company	3,927	896,888
Plains All American Pipeline LP	11,636	136,839
Plains GP Holdings LP, Class A (A)	3,304	41,102
Range Resources Corp.	4,357	109,012
Ranger Oil Corp., Class A	286	11,563
REX American Resources Corp. (A)	379	12,075
Riley Exploration Permian, Inc.	305	8,976
SandRidge Energy, Inc. (A)	486	8,277
SFL Corp., Ltd.	2,278	21,003
SilverBow Resources, Inc. (A)	313	8,852
Sitio Royalties Corp., Class A	1,164	33,576
SM Energy Company	2,008	69,939
Southwestern Energy Company (A)	17,779	104,007
Stabilis Solutions, Inc. (A)	106	549
Summit Midstream Partners LP (A)	18	300
Sunoco LP	1,303	56,159
Talos Energy, Inc. (A)	1,236	23,336
Targa Resources Corp.	3,728	274,008
Teekay Corp. (A)	2,030	9,216
Tellurian, Inc. (A)	9,089	15,270
Texas Pacific Land Corp.	127	297,717
The Williams Companies, Inc.	20,010	658,329
Uranium Energy Corp. (A)	5,202	20,184
VAALCO Energy, Inc.	1,457	6,644
Valero Energy Corp.	6,463	819,896
Vertex Energy, Inc. (A)	1,206	7,477
Viper Energy Partners LP	1,356	43,107
W&T Offshore, Inc. (A)	2,049	11,433
Western Midstream Partners LP	6,462	173,505
World Fuel Services Corp.	1,088	29,735
		33,751,915
		36,928,145
Financials – 12.0%
Banks – 4.0%
1st Source Corp.	500	26,545
Amerant Bancorp, Inc.	649	17,419
American National Bankshares, Inc.	218	8,051
Ameris Bancorp	1,207	56,898
Ames National Corp.	260	6,139
Arrow Financial Corp.	398	13,492
Associated Banc-Corp.	2,550	58,880
Atlantic Union Bankshares Corp.	1,383	48,599
Banc of California, Inc.	1,160	18,479
BancFirst Corp.	496	43,737
Bank of America Corp.	131,651	4,360,281
Bank of Hawaii Corp.	678	52,586
Bank of Marin Bancorp	328	10,785
Bank OZK	1,946	77,957
BankFinancial Corp.	481	5,065
BankUnited, Inc.	1,357	46,097
Bankwell Financial Group, Inc.	211	6,210
Banner Corp.	610	38,552
Bar Harbor Bankshares	409	13,104
BayCom Corp.	336	6,377
BCB Bancorp, Inc.	437	7,862
Berkshire Hills Bancorp, Inc.	847	25,325
BOK Financial Corp.	1,118	116,037
Brookline Bancorp, Inc.	1,506	21,310
Business First Bancshares, Inc.	293	6,487
Byline Bancorp, Inc.	787	18,077
Cadence Bank	3,163	78,000
Cambridge Bancorp	93	7,725

The accompanying notes are an integral part of the financial statements.	172

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Camden National Corp.	332	$13,841
Capital City Bank Group, Inc.	400	13,000
Capstar Financial Holdings, Inc.	374	6,605
Cathay General Bancorp	768	31,327
Central Pacific Financial Corp.	579	11,742
Central Valley Community Bancorp	295	6,248
Chemung Financial Corp.	36	1,651
Citigroup, Inc.	31,798	1,438,224
Citizens & Northern Corp.	324	7,407
Citizens Financial Group, Inc.	8,158	321,180
City Holding Company	280	26,065
Civista Bancshares, Inc.	342	7,527
CNB Financial Corp.	426	10,135
Codorus Valley Bancorp, Inc.	267	6,355
Columbia Banking System, Inc.	1,419	42,754
Comerica, Inc.	2,162	144,530
Commerce Bancshares, Inc.	1,812	123,343
Community Bank System, Inc.	769	48,409
Community Trust Bancorp, Inc.	310	14,238
ConnectOne Bancorp, Inc.	882	21,353
Cullen/Frost Bankers, Inc.	1,066	142,524
Customers Bancorp, Inc. (A)	374	10,599
CVB Financial Corp.	1,133	29,175
Dime Community Bancshares, Inc.	776	24,700
Eagle Bancorp, Inc.	547	24,106
East West Bancorp, Inc.	2,254	148,539
Eastern Bankshares, Inc.	1,922	33,155
Enterprise Bancorp, Inc.	293	10,343
Enterprise Financial Services Corp.	742	36,328
Equity Bancshares, Inc., Class A	331	10,814
Esquire Financial Holdings, Inc.	215	9,301
Farmers & Merchants Bancorp, Inc.	101	2,745
FB Financial Corp.	908	32,815
Fidelity D&D Bancorp, Inc.	73	3,441
Fifth Third Bancorp	11,323	371,508
Financial Institutions, Inc.	396	9,647
First Bancorp (North Carolina)	684	29,303
First BanCorp (Puerto Rico)	3,172	40,348
First Busey Corp.	1,120	27,686
First Citizens BancShares, Inc., Class A	221	167,598
First Commonwealth Financial Corp.	1,842	25,733
First Community Bankshares, Inc.	247	8,373
First Financial Bancorp	1,737	42,088
First Financial Bankshares, Inc.	2,377	81,769
First Financial Corp.	283	13,041
First Financial Northwest, Inc.	274	4,105
First Hawaiian, Inc.	2,278	59,319
First Horizon Corp.	8,848	216,776
First Internet Bancorp	220	5,342
First Interstate BancSystem, Inc., Class A	1,855	71,696
First Merchants Corp.	955	39,260
First Republic Bank	2,911	354,822
Flushing Financial Corp.	465	9,012
FNB Corp.	5,943	77,556
Fulton Financial Corp.	2,254	37,935
FVCBankcorp, Inc. (A)	427	8,143
German American Bancorp, Inc.	635	23,686
Glacier Bancorp, Inc.	1,905	94,145
Great Southern Bancorp, Inc.	260	15,467
Guaranty Bancshares, Inc.	278	9,630
Hancock Whitney Corp.	1,414	68,423
Hanmi Financial Corp.	645	15,964
HarborOne Bancorp, Inc.	1,175	16,333
Heartland Financial USA, Inc.	771	35,944
Heritage Commerce Corp.	1,034	13,442
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Heritage Financial Corp.	708	$21,693
Hilltop Holdings, Inc.	1,026	30,790
Home BancShares, Inc.	3,102	70,695
HomeStreet, Inc.	395	10,894
Hope Bancorp, Inc.	2,344	30,027
Horizon Bancorp, Inc.	928	13,994
Huntington Bancshares, Inc.	23,877	336,666
Independent Bank Corp. (Massachusetts)	711	60,030
Independent Bank Corp. (Michigan)	491	11,745
Independent Bank Group, Inc.	753	45,240
International Bancshares Corp.	802	36,700
Investar Holding Corp.	319	6,868
JPMorgan Chase & Co.	48,034	6,441,359
KeyCorp	14,999	261,283
Lakeland Bancorp, Inc.	1,308	23,034
Lakeland Financial Corp.	456	33,274
Live Oak Bancshares, Inc.	804	24,281
M&T Bank Corp.	2,844	412,551
Macatawa Bank Corp.	926	10,214
Mercantile Bank Corp.	362	12,120
Metropolitan Bank Holding Corp. (A)	184	10,795
Midland States Bancorp, Inc.	539	14,348
MidWestOne Financial Group, Inc.	336	10,668
MVB Financial Corp.	285	6,276
National Bank Holdings Corp., Class A	697	29,323
National Bankshares, Inc.	168	6,770
NBT Bancorp, Inc.	501	21,753
Nicolet Bankshares, Inc. (A)	67	5,346
Northrim BanCorp, Inc.	150	8,186
Northwest Bancshares, Inc.	2,105	29,428
Norwood Financial Corp.	211	7,056
OceanFirst Financial Corp.	1,155	24,544
OFG Bancorp	931	25,658
Old National Bancorp	4,312	77,530
Old Second Bancorp, Inc.	816	13,089
Origin Bancorp, Inc.	516	18,937
Pacific Premier Bancorp, Inc.	1,278	40,334
PacWest Bancorp	2,065	47,392
Park National Corp.	210	29,558
Pathward Financial, Inc.	521	22,429
PCSB Financial Corp.	470	8,949
Peapack-Gladstone Financial Corp.	397	14,776
Penns Woods Bancorp, Inc.	105	2,795
Peoples Bancorp of North Carolina, Inc.	98	3,191
Peoples Bancorp, Inc.	711	20,086
Pinnacle Financial Partners, Inc.	1,285	94,319
Popular, Inc.	829	54,979
Preferred Bank	294	21,938
Premier Financial Corp.	804	21,684
Primis Financial Corp.	655	7,762
Prosperity Bancshares, Inc.	1,071	77,840
QCR Holdings, Inc.	349	17,324
RBB Bancorp	407	8,486
Red River Bancshares, Inc.	155	7,914
Regions Financial Corp.	15,429	332,649
Renasant Corp.	1,005	37,778
Republic Bancorp, Inc., Class A	350	14,322
Republic First Bancorp, Inc. (A)	1,584	3,406
Riverview Bancorp, Inc.	455	3,494
S&T Bancorp, Inc.	768	26,250
Sandy Spring Bancorp, Inc.	750	26,423
Seacoast Banking Corp. of Florida	1,097	34,215
ServisFirst Bancshares, Inc.	848	58,436
Shore Bancshares, Inc.	488	8,506
Sierra Bancorp	373	7,923

The accompanying notes are an integral part of the financial statements.	173

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Signature Bank	987	$113,722
Silvergate Capital Corp., Class A (A)	497	8,648
Simmons First National Corp., Class A	2,304	49,720
South Plains Financial, Inc.	415	11,425
Southern First Bancshares, Inc. (A)	207	9,470
Southside Bancshares, Inc.	667	24,005
SouthState Corp.	1,302	99,421
Stellar Bancorp, Inc.	998	29,401
Stock Yards Bancorp, Inc.	419	27,227
Summit Financial Group, Inc.	329	8,189
SVB Financial Group (A)	976	224,617
Synovus Financial Corp.	2,472	92,824
Texas Capital Bancshares, Inc. (A)	863	52,048
The Bancorp, Inc. (A)	1,009	28,635
The Bank of Princeton	226	7,169
The First Bancorp, Inc.	302	9,042
The First of Long Island Corp.	570	10,260
The PNC Financial Services Group, Inc.	6,719	1,061,199
Tompkins Financial Corp.	290	22,498
Towne Bank	1,355	41,788
TriCo Bancshares	622	31,716
Triumph Financial, Inc. (A)	443	21,649
Truist Financial Corp.	21,803	938,183
Trustmark Corp.	1,112	38,820
U.S. Bancorp	24,386	1,063,473
UMB Financial Corp.	475	39,672
Umpqua Holdings Corp.	3,727	66,527
United Bankshares, Inc.	2,146	86,892
United Community Banks, Inc.	1,695	57,291
Unity Bancorp, Inc.	266	7,270
Univest Financial Corp.	651	17,011
Valley National Bancorp	7,874	89,055
Veritex Holdings, Inc.	1,027	28,838
Washington Federal, Inc.	1,028	34,489
Washington Trust Bancorp, Inc.	335	15,805
Webster Financial Corp.	2,933	138,848
Wells Fargo & Company	62,113	2,564,646
WesBanco, Inc.	1,118	41,344
West BanCorp, Inc.	410	10,476
Western Alliance Bancorp	1,809	107,744
Wintrust Financial Corp.	1,028	86,887
Zions Bancorp NA	2,266	111,397
		26,792,353
Capital markets – 3.4%
Affiliated Managers Group, Inc.	637	100,920
AllianceBernstein Holding LP	1,767	60,732
Ameriprise Financial, Inc.	1,780	554,239
Ares Capital Corp. (B)	8,460	156,256
Ares Management Corp., Class A	2,839	194,301
Artisan Partners Asset Management, Inc., Class A	1,162	34,511
AssetMark Financial Holdings, Inc. (A)	1,278	29,394
Associated Capital Group, Inc., Class A	130	5,459
Bain Capital Specialty Finance, Inc.	1,190	14,161
Barings BDC, Inc.	1,926	15,697
BGC Partners, Inc., Class A	5,719	21,561
BlackRock Capital Investment Corp.	2,031	7,352
BlackRock TCP Capital Corp.	1,134	14,674
BlackRock, Inc.	2,484	1,760,237
Blucora, Inc. (A)	860	21,956
Blue Owl Capital, Inc.	6,668	70,681
Bridge Investment Group Holdings, Inc., Class A	617	7,435
Brightsphere Investment Group, Inc.	415	8,541
Capital Southwest Corp.	445	7,610
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Carlyle Secured Lending, Inc.	1,003	$14,353
Cboe Global Markets, Inc.	1,755	220,200
CION Investment Corp.	308	3,003
CME Group, Inc.	5,903	992,648
Cohen & Steers, Inc.	825	53,262
Coinbase Global, Inc., Class A (A)(B)	2,915	103,162
Cowen, Inc., Class A	420	16,220
Diamond Hill Investment Group, Inc.	65	12,026
Donnelley Financial Solutions, Inc. (A)	521	20,137
Ellington Financial, Inc.	880	10,886
Evercore, Inc., Class A	654	71,338
FactSet Research Systems, Inc.	621	249,151
Federated Hermes, Inc.	1,508	54,755
Fidus Investment Corp.	537	10,219
Focus Financial Partners, Inc., Class A (A)	1,139	42,451
Forge Global Holdings, Inc. (A)	2,536	4,387
Franklin Resources, Inc. (B)	8,252	217,688
FS KKR Capital Corp.	3,957	69,248
GAMCO Investors, Inc., Class A	122	1,859
GCM Grosvenor, Inc., Class A	217	1,651
Gladstone Capital Corp.	801	7,706
Gladstone Investment Corp.	740	9,553
Goldman Sachs BDC, Inc.	967	13,267
Golub Capital BDC, Inc.	1,790	23,556
Greenhill & Company, Inc.	96	984
Hamilton Lane, Inc., Class A	644	41,139
Hercules Capital, Inc.	2,213	29,256
Houlihan Lokey, Inc.	835	72,779
Interactive Brokers Group, Inc., Class A	1,612	116,628
Intercontinental Exchange, Inc.	9,171	940,853
Invesco, Ltd.	7,563	136,058
Jefferies Financial Group, Inc.	3,867	132,561
KKR & Company, Inc.	14,170	657,771
Lazard, Ltd., Class A	1,871	64,868
LPL Financial Holdings, Inc.	1,313	283,831
Main Street Capital Corp.	1,267	46,816
MarketAxess Holdings, Inc.	626	174,585
MidCap Financial Investment Corp.	1,232	14,045
Moelis & Company, Class A	1,086	41,670
Monroe Capital Corp.	561	4,791
Moody's Corp.	3,007	837,810
Morgan Stanley	28,133	2,391,868
Morningstar, Inc.	703	152,263
MSCI, Inc.	1,319	613,559
Nasdaq, Inc.	8,080	495,708
New Mountain Finance Corp.	1,898	23,478
Newtek Business Services Corp.	477	7,751
Northern Trust Corp.	3,158	279,451
Oaktree Specialty Lending Corp.	2,519	17,306
Open Lending Corp., Class A (A)	2,053	13,858
Oppenheimer Holdings, Inc., Class A	169	7,154
Owl Rock Capital Corp.	5,531	63,883
Oxford Square Capital Corp.	1,411	4,402
P10, Inc., Class A	510	5,442
P10, Inc., Class B	665	7,096
PennantPark Floating Rate Capital, Ltd.	874	9,597
PennantPark Investment Corp.	1,644	9,453
Perella Weinberg Partners	815	7,987
Piper Sandler Companies	301	39,187
Portman Ridge Finance Corp.	262	6,026
Prospect Capital Corp. (B)	7,037	49,189
Raymond James Financial, Inc.	3,553	379,638
Robinhood Markets, Inc., Class A (A)	12,450	101,343
Runway Growth Finance Corp.	171	1,982
S&P Global, Inc.	5,424	1,816,715

The accompanying notes are an integral part of the financial statements.	174

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Sculptor Capital Management, Inc.	537	$4,650
SEI Investments Company	2,276	132,691
Sixth Street Specialty Lending, Inc.	1,483	26,397
SLR Investment Corp.	1,128	15,690
State Street Corp.	6,048	469,143
Stellus Capital Investment Corp.	468	6,206
StepStone Group, Inc., Class A	1,110	27,950
Stifel Financial Corp.	1,776	103,665
StoneX Group, Inc. (A)	351	33,450
T. Rowe Price Group, Inc.	3,751	409,084
The Bank of New York Mellon Corp.	13,276	604,324
The Blackstone Group, Inc.	11,514	854,224
The Carlyle Group, Inc.	5,983	178,533
The Charles Schwab Corp.	29,805	2,481,564
The Goldman Sachs Group, Inc.	5,623	1,930,826
TPG, Inc.	1,243	34,593
Tradeweb Markets, Inc., Class A	1,792	116,355
Trinity Capital, Inc.	98	1,071
TriplePoint Venture Growth BDC Corp.	568	5,924
Victory Capital Holdings, Inc., Class A	1,233	33,081
Virtu Financial, Inc., Class A	1,768	36,085
Virtus Investment Partners, Inc.	128	24,504
WhiteHorse Finance, Inc.	557	7,269
WisdomTree, Inc.	2,831	15,429
		22,961,932
Consumer finance – 0.6%
Ally Financial, Inc.	5,108	124,891
American Express Company	12,295	1,816,586
Atlanticus Holdings Corp. (A)	234	6,131
Bread Financial Holdings, Inc.	803	30,241
Capital One Financial Corp.	6,305	586,113
Consumer Portfolio Services, Inc. (A)	225	1,991
Credit Acceptance Corp. (A)	215	101,996
Curo Group Holdings Corp.	544	1,931
Discover Financial Services	4,490	439,257
Elevate Credit, Inc. (A)	1,240	2,170
Encore Capital Group, Inc. (A)	412	19,751
Enova International, Inc. (A)	563	21,602
EZCORP, Inc., Class A (A)	1,126	9,177
FirstCash Holdings, Inc.	788	68,485
Green Dot Corp., Class A (A)	978	15,472
LendingTree, Inc. (A)	258	5,503
Medallion Financial Corp.	113	807
Navient Corp.	2,396	39,414
Nelnet, Inc., Class A	367	33,305
NerdWallet, Inc., Class A (A)	636	6,106
OneMain Holdings, Inc.	2,087	69,518
Oportun Financial Corp. (A)	464	2,557
PRA Group, Inc. (A)	701	23,680
PROG Holdings, Inc. (A)	872	14,728
Regional Management Corp.	205	5,756
SLM Corp.	4,213	69,936
SoFi Technologies, Inc. (A)	14,760	68,044
Sunlight Financial Holdings, Inc. (A)(B)	1,462	1,886
Synchrony Financial	7,930	260,580
Upstart Holdings, Inc. (A)(B)	1,379	18,230
World Acceptance Corp. (A)	124	8,177
		3,874,021
Diversified financial services – 1.8%
Acacia Research Corp. (A)	1,092	4,597
Apollo Global Management, Inc.	9,299	593,183
Berkshire Hathaway, Inc., Class A (A)	10	4,687,110
Berkshire Hathaway, Inc., Class B (A)	21,400	6,610,460
Cannae Holdings, Inc. (A)	1,126	23,252
Equitable Holdings, Inc.	6,289	180,494
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified financial services (continued)
Jackson Financial, Inc., Class A	1,308	$45,505
Voya Financial, Inc.	1,677	103,119
		12,247,720
Insurance – 2.0%
Aflac, Inc.	10,455	752,133
American Equity Investment Life Holding Company	1,278	58,302
American Financial Group, Inc.	1,397	191,780
American International Group, Inc.	12,565	794,611
AMERISAFE, Inc.	412	21,412
Arch Capital Group, Ltd. (A)	6,154	386,348
Argo Group International Holdings, Ltd.	686	17,733
Arthur J. Gallagher & Company	3,462	652,725
Assurant, Inc.	899	112,429
Assured Guaranty, Ltd.	1,105	68,797
Axis Capital Holdings, Ltd.	1,485	80,442
Bright Health Group, Inc. (A)	10,245	6,658
Brighthouse Financial, Inc. (A)	1,236	63,370
Brown & Brown, Inc.	4,675	266,335
BRP Group, Inc., Class A (A)	1,065	26,774
Cincinnati Financial Corp.	2,656	271,948
Citizens, Inc. (A)	1,370	2,918
CNA Financial Corp.	4,636	196,010
CNO Financial Group, Inc.	2,084	47,619
Crawford & Company, Class B	1,283	6,813
Donegal Group, Inc., Class A	786	11,161
eHealth, Inc. (A)	490	2,372
Employers Holdings, Inc.	594	25,619
Enstar Group, Ltd. (A)	223	51,522
Erie Indemnity Company, Class A	764	190,022
Everest Re Group, Ltd.	619	205,056
F&G Annuities & Life, Inc. (A)	1,837	36,758
Fidelity National Financial, Inc.	4,718	177,491
First American Financial Corp.	1,819	95,206
Genworth Financial, Inc., Class A (A)	7,530	39,834
Global Indemnity Group LLC, Class A	34	793
Globe Life, Inc.	1,471	177,329
GoHealth, Inc. (A)	146	1,526
Goosehead Insurance, Inc., Class A (A)	367	12,603
Hagerty, Inc., Class A (A)	1,692	14,230
HCI Group, Inc.	170	6,730
Heritage Insurance Holdings, Inc.	734	1,321
Hippo Holdings, Inc. (A)	362	4,923
Horace Mann Educators Corp.	870	32,512
Investors Title Company	50	7,378
Kemper Corp.	1,149	56,531
Kinsale Capital Group, Inc.	394	103,039
Lemonade, Inc. (A)	1,150	15,732
Lincoln National Corp.	2,877	88,381
Loews Corp.	4,094	238,803
Maiden Holdings, Ltd. (A)	1,154	2,435
Markel Corp. (A)	212	279,308
Marsh & McLennan Companies, Inc.	8,184	1,354,288
MBIA, Inc. (A)	1,050	13,493
Mercury General Corp.	1,013	34,645
MetLife, Inc.	13,182	953,981
Midwest Holding, Inc. (A)	14	178
National Western Life Group, Inc., Class A	35	9,835
NI Holdings, Inc. (A)	641	8,506
Old Republic International Corp.	5,164	124,711
Oscar Health, Inc., Class A (A)	3,277	8,061
Palomar Holdings, Inc. (A)	466	21,045
Primerica, Inc.	650	92,183
Principal Financial Group, Inc.	4,103	344,324
ProAssurance Corp.	1,099	19,200

The accompanying notes are an integral part of the financial statements.	175

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Prudential Financial, Inc.	6,165	$613,171
Reinsurance Group of America, Inc.	1,147	162,977
RenaissanceRe Holdings, Ltd.	725	133,567
RLI Corp.	790	103,703
Root, Inc., Class A (A)	229	1,028
Ryan Specialty Holdings, Inc. (A)	1,884	78,205
Safety Insurance Group, Inc.	323	27,216
Selective Insurance Group, Inc.	1,038	91,977
Stewart Information Services Corp.	487	20,810
The Allstate Corp.	4,471	606,268
The Hanover Insurance Group, Inc.	581	78,511
The Hartford Financial Services Group, Inc.	5,233	396,818
The Progressive Corp.	9,663	1,253,388
The Travelers Companies, Inc.	3,943	739,273
Trean Insurance Group, Inc. (A)	768	4,608
Trupanion, Inc. (A)	706	33,556
United Fire Group, Inc.	546	14,939
Universal Insurance Holdings, Inc.	656	6,947
Unum Group	3,145	129,039
W.R. Berkley Corp.	4,455	323,299
White Mountains Insurance Group, Ltd.	37	52,330
		13,759,852
Mortgage real estate investment trusts – 0.1%
AG Mortgage Investment Trust, Inc.	80	425
AGNC Investment Corp.	7,978	82,572
Angel Oak Mortgage, Inc.	160	757
Annaly Capital Management, Inc.	6,736	141,995
Apollo Commercial Real Estate Finance, Inc.	2,544	27,373
Arbor Realty Trust, Inc.	2,539	33,489
Ares Commercial Real Estate Corp.	789	8,119
ARMOUR Residential REIT, Inc.	1,413	7,955
Blackstone Mortgage Trust, Inc., Class A	2,768	58,599
BrightSpire Capital, Inc.	2,589	16,129
Broadmark Realty Capital, Inc.	2,185	7,779
Chicago Atlantic Real Estate Finance, Inc.	109	1,643
Chimera Investment Corp.	3,772	20,746
Claros Mortgage Trust, Inc.	1,986	29,214
Dynex Capital, Inc.	611	7,772
Ellington Residential Mortgage REIT	471	3,231
Franklin BSP Realty Trust, Inc.	891	11,494
Granite Point Mortgage Trust, Inc.	1,105	5,923
Great Ajax Corp.	553	4,009
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,402	40,630
Invesco Mortgage Capital, Inc.	352	4,481
KKR Real Estate Finance Trust, Inc.	1,084	15,133
Ladder Capital Corp.	2,439	24,488
MFA Financial, Inc.	1,816	17,888
New York Mortgage Trust, Inc.	5,225	13,376
Orchid Island Capital, Inc.	327	3,434
PennyMac Mortgage Investment Trust	1,708	21,162
Ready Capital Corp.	1,505	16,766
Redwood Trust, Inc.	2,127	14,379
Rithm Capital Corp.	7,947	64,927
Starwood Property Trust, Inc.	5,131	94,051
TPG RE Finance Trust, Inc.	1,656	11,244
Two Harbors Investment Corp.	1,453	22,914
		834,097
Thrifts and mortgage finance – 0.1%
Axos Financial, Inc. (A)	1,046	39,978
Bridgewater Bancshares, Inc. (A)	655	11,620
Capitol Federal Financial, Inc.	1,954	16,902
Columbia Financial, Inc. (A)	1,909	41,273
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Enact Holdings, Inc.	2,321	$55,983
Federal Agricultural Mortgage Corp., Class C	173	19,499
Federal National Mortgage Association (A)	20,974	7,412
Guild Holdings Company (A)	162	1,635
Home Bancorp, Inc.	185	7,406
Kearny Financial Corp.	1,435	14,565
Luther Burbank Corp.	1,133	12,588
Merchants Bancorp	829	20,161
MGIC Investment Corp.	5,336	69,368
New York Community Bancorp, Inc.	8,838	76,007
NMI Holdings, Inc., Class A (A)	1,463	30,577
Northfield Bancorp, Inc.	1,000	15,730
Ocwen Financial Corp. (A)	165	5,046
PennyMac Financial Services, Inc.	824	46,688
Ponce Financial Group, Inc. (A)	702	6,543
Provident Bancorp, Inc.	54	393
Provident Financial Services, Inc.	1,019	21,766
Radian Group, Inc.	2,873	54,788
Rocket Companies, Inc., Class A (B)	1,960	13,720
Southern Missouri Bancorp, Inc.	206	9,441
Sterling Bancorp, Inc. (A)	1,248	7,600
Territorial Bancorp, Inc.	238	5,714
TFS Financial Corp.	3,937	56,732
Timberland Bancorp, Inc.	79	2,696
TrustCo Bank Corp. NY	400	15,036
UWM Holdings Corp.	495	1,638
Velocity Financial, Inc. (A)	157	1,515
Walker & Dunlop, Inc.	566	44,420
Western New England Bancorp, Inc.	652	6,168
WSFS Financial Corp.	1,111	50,373
		790,981
		81,260,956
Health care – 14.5%
Biotechnology – 2.9%
2seventy bio, Inc. (A)	648	6,072
4D Molecular Therapeutics, Inc. (A)	535	11,882
89bio, Inc. (A)	819	10,426
Aadi Bioscience, Inc. (A)	394	5,055
AbbVie, Inc.	28,973	4,682,327
Abeona Therapeutics, Inc. (A)	280	862
Absci Corp. (A)	1,544	3,242
ACADIA Pharmaceuticals, Inc. (A)	2,745	43,700
Achieve Life Sciences, Inc. (A)	170	420
Achillion Pharmaceuticals, Inc. (A)(C)	3,410	5,128
Acumen Pharmaceuticals, Inc. (A)	592	3,197
Acurx Pharmaceuticals, Inc. (A)	299	1,190
Adicet Bio, Inc. (A)	663	5,927
Aduro Biotech, Inc. (A)(C)	312	630
Aerovate Therapeutics, Inc. (A)	391	11,456
Agenus, Inc. (A)	4,630	11,112
Agios Pharmaceuticals, Inc. (A)	969	27,210
Akero Therapeutics, Inc. (A)	754	41,319
Akouos, Inc. (A)(C)	504	398
Albireo Pharma, Inc. (A)	301	6,505
Aldeyra Therapeutics, Inc. (A)	1,138	7,920
Alector, Inc. (A)	1,508	13,919
Alkermes PLC (A)	2,773	72,458
Allakos, Inc. (A)	1,352	11,384
Allogene Therapeutics, Inc. (A)	2,589	16,285
Allovir, Inc. (A)	1,480	7,592
Alnylam Pharmaceuticals, Inc. (A)	1,971	468,408
Alpine Immune Sciences, Inc. (A)	715	5,255
Altimmune, Inc. (A)	801	13,176
ALX Oncology Holdings, Inc. (A)	659	7,427

The accompanying notes are an integral part of the financial statements.	176

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Ambit Biosciences Corp. (A)(C)	515	$309
Amgen, Inc.	8,764	2,301,777
Amicus Therapeutics, Inc. (A)	4,686	57,216
AnaptysBio, Inc. (A)	530	16,425
Anika Therapeutics, Inc. (A)	288	8,525
Anixa Biosciences, Inc. (A)	386	1,641
Annexon, Inc. (A)	896	4,632
Annovis Bio, Inc. (A)	176	2,364
Apellis Pharmaceuticals, Inc. (A)	1,786	92,354
Apexigen, Inc. (A)	505	349
Aptevo Therapeutics, Inc. (A)	400	928
ARCA biopharma, Inc. (A)	174	411
Arcellx, Inc. (A)	707	21,903
Arcus Biosciences, Inc. (A)	1,192	24,651
Arcutis Biotherapeutics, Inc. (A)	1,116	16,517
Ardelyx, Inc. (A)	3,046	8,681
Arrowhead Pharmaceuticals, Inc. (A)	1,775	71,994
ARS Pharmaceuticals, Inc. (A)	804	6,858
Assembly Biosciences, Inc. (A)	358	465
Astria Therapeutics, Inc. (A)	352	5,241
Atara Biotherapeutics, Inc. (A)	1,915	6,281
aTyr Pharma, Inc. (A)	237	519
Aura Biosciences, Inc. (A)	531	5,576
Avalo Therapeutics, Inc. (A)	362	1,843
AVEO Pharmaceuticals, Inc. (A)	640	9,568
Avid Bioservices, Inc. (A)	992	13,660
Avidity Biosciences, Inc. (A)	828	18,373
Beam Therapeutics, Inc. (A)	1,146	44,820
BioAtla, Inc. (A)	872	7,194
BioCryst Pharmaceuticals, Inc. (A)	2,966	34,050
Biogen, Inc. (A)	2,381	659,347
Biohaven, Ltd. (A)	1,091	15,143
BioMarin Pharmaceutical, Inc. (A)	3,057	316,369
Biomea Fusion, Inc. (A)	543	4,577
Bioxcel Therapeutics, Inc. (A)	460	9,881
Black Diamond Therapeutics, Inc. (A)	960	1,728
Bluebird Bio, Inc. (A)	1,199	8,297
Blueprint Medicines Corp. (A)	1,002	43,898
Bolt Biotherapeutics, Inc. (A)	1,138	1,479
Bridgebio Pharma, Inc. (A)	2,543	19,378
C4 Therapeutics, Inc. (A)	755	4,455
Cabaletta Bio, Inc. (A)	570	5,273
Calithera Biosciences, Inc. (A)	171	557
Candel Therapeutics, Inc. (A)	599	1,072
Capricor Therapeutics, Inc. (A)	749	2,891
Cardiff Oncology, Inc. (A)	1,316	1,842
CareDx, Inc. (A)	890	10,155
Caribou Biosciences, Inc. (A)	936	5,878
CASI Pharmaceuticals, Inc. (A)	172	301
Catalyst Pharmaceuticals, Inc. (A)	1,738	32,327
Celcuity, Inc. (A)	202	2,830
Celldex Therapeutics, Inc. (A)	768	34,230
Cellectar Biosciences, Inc. (A)	377	645
CEL-SCI Corp. (A)(B)	784	1,842
Celularity, Inc. (A)	2,334	3,011
Century Therapeutics, Inc. (A)	839	4,304
Cerevel Therapeutics Holdings, Inc. (A)	2,518	79,418
Checkpoint Therapeutics, Inc. (A)	243	1,242
Chimerix, Inc. (A)	1,055	1,962
Chinook Therapeutics, Inc. (A)	965	25,283
Cogent Biosciences, Inc. (A)	1,064	12,300
Coherus Biosciences, Inc. (A)	1,434	11,357
Comera Life Sciences Holdings, Inc. (A)	276	339
Concert Pharmaceuticals, Inc. (A)	1,064	6,214
Crinetics Pharmaceuticals, Inc. (A)	797	14,585
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
CTI BioPharma Corp. (A)	2,288	$13,751
Cue Biopharma, Inc. (A)	664	1,892
Cullinan Oncology, Inc. (A)	632	6,668
Cyteir Therapeutics, Inc. (A)	402	663
Cytokinetics, Inc. (A)	1,511	69,234
CytomX Therapeutics, Inc. (A)	1,192	1,907
Day One Biopharmaceuticals, Inc. (A)	1,178	25,351
Decibel Therapeutics, Inc. (A)	543	1,113
Deciphera Pharmaceuticals, Inc. (A)	1,040	17,046
Denali Therapeutics, Inc. (A)	2,200	61,182
Design Therapeutics, Inc. (A)	844	8,659
Disc Medicine, Inc. (A)	25	489
Dominari Holdings, Inc. (A)	196	637
Dynavax Technologies Corp. (A)	1,983	21,099
Dyne Therapeutics, Inc. (A)	932	10,802
Eagle Pharmaceuticals, Inc. (A)	259	7,571
Editas Medicine, Inc. (A)	1,143	10,138
Eiger BioPharmaceuticals, Inc. (A)	622	734
Eledon Pharmaceuticals, Inc. (A)	782	1,814
Emergent BioSolutions, Inc. (A)	921	10,877
Enanta Pharmaceuticals, Inc. (A)	370	17,212
Entrada Therapeutics, Inc. (A)	489	6,611
EQRx, Inc. (A)	7,952	19,562
Equillium, Inc. (A)	835	919
Erasca, Inc. (A)	1,961	8,452
Evelo Biosciences, Inc. (A)	2,584	4,160
Exact Sciences Corp. (A)	2,925	144,817
Exagen, Inc. (A)	252	605
Exelixis, Inc. (A)	5,369	86,119
Fate Therapeutics, Inc. (A)	1,608	16,225
Fennec Pharmaceuticals, Inc. (A)	279	2,678
FibroGen, Inc. (A)	1,640	26,273
Flexion Therapeutics, Inc. (A)(C)	867	564
Foghorn Therapeutics, Inc. (A)	696	4,440
Frequency Therapeutics, Inc. (A)	965	3,715
F-star Therapeutics, Inc. (A)	580	3,666
G1 Therapeutics, Inc. (A)	826	4,485
Gain Therapeutics, Inc. (A)	90	282
Galectin Therapeutics, Inc. (A)	1,506	1,702
Galera Therapeutics, Inc. (A)	965	1,438
Gemini Therapeutics Sub, Inc. (A)(C)	246	0
Generation Bio Company (A)	1,161	4,563
Genprex, Inc. (A)	381	552
Geron Corp. (A)	5,962	14,428
Gilead Sciences, Inc.	20,538	1,763,187
GlycoMimetics, Inc. (A)	933	2,827
Gossamer Bio, Inc. (A)	1,668	3,620
Graphite Bio, Inc. (A)	889	2,951
GreenLight Biosciences Holdings PBC (A)	2,453	2,895
Greenwich Lifesciences, Inc. (A)	209	3,177
Gritstone bio, Inc. (A)	1,336	4,609
GTX Corp. (A)(C)	38	0
Halozyme Therapeutics, Inc. (A)	2,283	129,903
Heron Therapeutics, Inc. (A)	1,826	4,565
HilleVax, Inc. (A)	527	8,817
Homology Medicines, Inc. (A)	999	1,259
Horizon Therapeutics PLC (A)	3,784	430,619
Humacyte, Inc. (A)	1,629	3,437
Icosavax, Inc. (A)	662	5,256
Ideaya Biosciences, Inc. (A)	764	13,882
IGM Biosciences, Inc. (A)	556	9,458
Imago Biosciences, Inc. (A)	553	19,880
Immuneering Corp., Class A (A)	361	1,751
Immunic, Inc. (A)	884	1,238
ImmunityBio, Inc. (A)	6,612	33,523

The accompanying notes are an integral part of the financial statements.	177

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
ImmunoGen, Inc. (A)	3,506	$17,390
Immunome, Inc. (A)	505	1,111
Immunovant, Inc. (A)	2,107	37,399
Impel Pharmaceuticals, Inc. (A)	519	1,946
Imunon, Inc. (A)	460	621
IN8bio, Inc. (A)	585	1,351
Incyte Corp. (A)	3,667	294,533
Inhibrx, Inc. (A)	704	17,347
Inmune Bio, Inc. (A)	459	2,910
Inovio Pharmaceuticals, Inc. (A)	3,920	6,115
Inozyme Pharma, Inc. (A)	748	785
Insmed, Inc. (A)	2,162	43,197
Instil Bio, Inc. (A)	2,107	1,327
Intellia Therapeutics, Inc. (A)	1,380	48,148
Intercept Pharmaceuticals, Inc. (A)	671	8,300
Invivyd, Inc. (A)	1,879	2,819
Ionis Pharmaceuticals, Inc. (A)	2,363	89,251
Iovance Biotherapeutics, Inc. (A)	2,539	16,224
Ironwood Pharmaceuticals, Inc. (A)	2,657	32,920
iTeos Therapeutics, Inc. (A)	554	10,820
IVERIC bio, Inc. (A)	2,178	46,631
Janux Therapeutics, Inc. (A)	645	8,495
KalVista Pharmaceuticals, Inc. (A)	394	2,663
Karuna Therapeutics, Inc. (A)	545	107,093
Keros Therapeutics, Inc. (A)	439	21,081
Kezar Life Sciences, Inc. (A)	994	6,998
Kiniksa Pharmaceuticals, Ltd., Class A (A)	636	9,527
Kinnate Biopharma, Inc. (A)	686	4,185
Kodiak Sciences, Inc. (A)	899	6,437
Kronos Bio, Inc. (A)	1,099	1,780
Krystal Biotech, Inc. (A)	395	31,292
Kura Oncology, Inc. (A)	1,043	12,944
Kymera Therapeutics, Inc. (A)	885	22,090
Lantern Pharma, Inc. (A)	174	1,051
Larimar Therapeutics, Inc. (A)	656	2,709
Lexicon Pharmaceuticals, Inc. (A)	2,952	5,638
Lineage Cell Therapeutics, Inc. (A)	2,770	3,241
Lumos Pharma, Inc. (A)	123	444
Lyell Immunopharma, Inc. (A)	3,975	13,793
MacroGenics, Inc. (A)	1,201	8,059
Madrigal Pharmaceuticals, Inc. (A)	285	82,721
Magenta Therapeutics, Inc. (A)	2,418	955
MannKind Corp. (A)	4,112	21,670
MeiraGTx Holdings PLC (A)	698	4,551
Merrimack Pharmaceuticals, Inc. (A)	204	2,338
Mersana Therapeutics, Inc. (A)	1,566	9,177
Mirati Therapeutics, Inc. (A)	902	40,870
Mirum Pharmaceuticals, Inc. (A)	650	12,675
Moderna, Inc. (A)	6,413	1,151,903
Moleculin Biotech, Inc. (A)	1,608	1,704
Monte Rosa Therapeutics, Inc. (A)	877	6,674
Morphic Holding, Inc. (A)	687	18,377
Myriad Genetics, Inc. (A)	1,391	20,183
Natera, Inc. (A)	1,772	71,181
Neurocrine Biosciences, Inc. (A)	1,582	188,954
NextCure, Inc. (A)	542	764
NightHawk Biosciences, Inc. (A)	122	98
Nkarta, Inc. (A)	723	4,331
Northwest Biotherapeutics, Inc. (A)	11,656	9,144
Novavax, Inc. (A)	1,306	13,426
Nurix Therapeutics, Inc. (A)	762	8,367
Nuvalent, Inc., Class A (A)	831	24,747
Ocugen, Inc. (A)	3,716	4,831
Olema Pharmaceuticals, Inc. (A)	673	1,649
Omega Therapeutics, Inc. (A)	866	4,945
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Omthera Pharmaceuticals, Inc. (A)(C)	498	$0
Organogenesis Holdings, Inc. (A)	2,172	5,843
Orgenesis, Inc. (A)	485	946
ORIC Pharmaceuticals, Inc. (A)	743	4,376
Ovid therapeutics, Inc. (A)	930	1,730
Oyster Point Pharma, Inc. (A)	482	5,384
Palatin Technologies, Inc. (A)	107	274
PDL BioPharma, Inc. (A)(C)	1,734	2,029
PDS Biotechnology Corp. (A)	567	7,484
PepGen, Inc. (A)	376	5,027
PMV Pharmaceuticals, Inc. (A)	729	6,342
Point Biopharma Global, Inc. (A)	1,690	12,320
Poseida Therapeutics, Inc. (A)	1,586	8,406
Praxis Precision Medicines, Inc. (A)	1,320	3,142
Precigen, Inc. (A)	3,305	5,024
Precision BioSciences, Inc. (A)	1,970	2,344
Prelude Therapeutics, Inc. (A)	793	4,790
Progenics Pharmaceuticals, Inc. (A)(C)	1,955	2,250
ProKidney Corp. (A)(B)	958	6,572
Prometheus Biosciences, Inc. (A)	684	75,240
Protagonist Therapeutics, Inc. (A)	791	8,630
Protara Therapeutics, Inc. (A)	372	997
PTC Therapeutics, Inc. (A)	1,210	46,186
Puma Biotechnology, Inc. (A)	890	3,765
Pyxis Oncology, Inc. (A)	679	910
Rallybio Corp. (A)	561	3,686
RAPT Therapeutics, Inc. (A)	543	10,751
Recursion Pharmaceuticals, Inc., Class A (A)	2,871	22,135
Regeneron Pharmaceuticals, Inc. (A)	1,757	1,267,658
REGENXBIO, Inc. (A)	771	17,486
Regulus Therapeutics, Inc. (A)	1,203	1,648
Relay Therapeutics, Inc. (A)	1,927	28,789
Reneo Pharmaceuticals, Inc. (A)	651	1,517
Replimune Group, Inc. (A)	778	21,162
REVOLUTION Medicines, Inc. (A)	1,395	33,229
Rhythm Pharmaceuticals, Inc. (A)	921	26,820
Rocket Pharmaceuticals, Inc. (A)	1,269	24,834
Sage Therapeutics, Inc. (A)	1,024	39,055
Sana Biotechnology, Inc. (A)	3,178	12,553
Sangamo Therapeutics, Inc. (A)	2,664	8,365
Sarepta Therapeutics, Inc. (A)	1,435	185,947
Savara, Inc. (A)	2,744	4,253
Scholar Rock Holding Corp. (A)	838	7,584
Seagen, Inc. (A)	3,030	389,385
Selecta Biosciences, Inc. (A)	2,132	2,409
SELLAS Life Sciences Group, Inc. (A)	418	986
Sensei Biotherapeutics, Inc. (A)	498	742
Senti Biosciences, Inc. (A)	532	750
Seres Therapeutics, Inc. (A)	2,022	11,323
Shattuck Labs, Inc. (A)	733	1,686
Solid Biosciences, Inc. (A)	96	516
Sorrento Therapeutics, Inc. (A)	7,486	6,633
Spero Therapeutics, Inc. (A)	623	1,078
SpringWorks Therapeutics, Inc. (A)	998	25,958
SQZ Biotechnologies Company (A)	719	532
Stoke Therapeutics, Inc. (A)	722	6,664
Sutro Biopharma, Inc. (A)	868	7,013
Syndax Pharmaceuticals, Inc. (A)	887	22,574
Synergy Pharmaceuticals, Inc. (A)(C)	6,230	18
Syros Pharmaceuticals, Inc. (A)	285	1,023
Talaris Therapeutics, Inc. (A)	937	956
Tango Therapeutics, Inc. (A)	1,408	10,208
Taysha Gene Therapies, Inc. (A)	1,015	2,294
TCR2 Therapeutics, Inc. (A)	1,031	1,030

The accompanying notes are an integral part of the financial statements.	178

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Tempest Therapeutics, Inc. (A)	96	$111
Tenaya Therapeutics, Inc. (A)	1,121	2,253
TG Therapeutics, Inc. (A)	2,388	28,250
Tracon Pharmaceuticals, Inc. (A)	1,275	1,900
Travere Therapeutics, Inc. (A)	1,004	21,114
Trevena, Inc. (A)	207	296
TScan Therapeutics, Inc. (A)	684	1,115
Twist Bioscience Corp. (A)	907	21,596
Tyra Biosciences, Inc. (A)	661	5,024
Ultragenyx Pharmaceutical, Inc. (A)	1,176	54,484
United Therapeutics Corp. (A)	746	207,455
UNITY Biotechnology, Inc. (A)	109	299
UroGen Pharma, Ltd. (A)	495	4,391
Vanda Pharmaceuticals, Inc. (A)	1,167	8,624
Vaxart, Inc. (A)	2,037	1,957
Vaxcyte, Inc. (A)	1,279	61,328
Vaxxinity, Inc., Class A (A)	2,459	3,443
Vera Therapeutics, Inc. (A)	459	8,882
Veracyte, Inc. (A)	1,160	27,527
Vericel Corp. (A)	832	21,915
Vertex Pharmaceuticals, Inc. (A)	4,210	1,215,764
Verve Therapeutics, Inc. (A)	968	18,731
Vigil Neuroscience, Inc. (A)	587	7,338
Viking Therapeutics, Inc. (A)	1,415	13,301
Vir Biotechnology, Inc. (A)	2,215	56,062
Viracta Therapeutics, Inc. (A)	1,210	1,767
Viridian Therapeutics, Inc. (A)	614	17,935
Vor BioPharma, Inc. (A)	854	5,679
Voyager Therapeutics, Inc. (A)	883	5,386
Werewolf Therapeutics, Inc. (A)	415	851
X4 Pharmaceuticals, Inc. (A)	1,107	1,099
XBiotech, Inc. (A)	761	2,671
Xencor, Inc. (A)	1,071	27,889
Xilio Therapeutics, Inc. (A)	1,088	2,927
XOMA Corp. (A)	228	4,195
Y-mAbs Therapeutics, Inc. (A)	853	4,163
Zentalis Pharmaceuticals, Inc. (A)	900	18,126
		19,697,375
Health care equipment and supplies – 2.3%
Abbott Laboratories	28,691	3,149,985
Abiomed, Inc. (A)	2,236	4,629
ABIOMED, Inc. (A)(C)	788	804
Accuray, Inc. (A)	2,141	4,475
Align Technology, Inc. (A)	1,285	271,007
Alphatec Holdings, Inc. (A)	1,632	20,155
AngioDynamics, Inc. (A)	735	10,121
Apollo Endosurgery, Inc. (A)	639	6,371
Apyx Medical Corp. (A)	740	1,732
Artivion, Inc. (A)	737	8,932
AtriCure, Inc. (A)	795	35,282
Atrion Corp.	32	17,902
Avanos Medical, Inc. (A)	804	21,756
Axogen, Inc. (A)	823	8,214
Axonics, Inc. (A)	764	47,773
Baxter International, Inc.	8,263	421,165
Becton, Dickinson and Company	4,668	1,187,072
Beyond Air, Inc. (A)	409	2,654
Bioventus, Inc., Class A (A)	978	2,553
Boston Scientific Corp. (A)	23,452	1,085,124
Butterfly Network, Inc. (A)	2,633	6,477
Cardiovascular Systems, Inc. (A)	748	10,188
Cerus Corp. (A)	3,177	11,596
ClearPoint Neuro, Inc. (A)	280	2,372
Co-Diagnostics, Inc. (A)	301	759
Conformis, Inc. (A)	123	408
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
CONMED Corp.	512	$45,384
Cutera, Inc. (A)	347	15,344
CVRx, Inc. (A)	285	5,230
CytoSorbents Corp. (A)	847	1,313
Delcath Systems, Inc. (A)	160	576
Dentsply Sirona, Inc.	3,560	113,350
DexCom, Inc. (A)	6,437	728,926
Edwards Lifesciences Corp. (A)	10,170	758,784
Ekso Bionics Holdings, Inc. (A)	534	635
Embecta Corp.	980	24,784
Enovis Corp. (A)	825	44,154
Envista Holdings Corp. (A)	2,693	90,673
enVVeno Medical Corp. (A)	432	2,203
Establishment Labs Holdings, Inc. (A)	425	27,901
Figs, Inc., Class A (A)	2,697	18,151
Glaukos Corp. (A)	799	34,900
Globus Medical, Inc., Class A (A)	1,279	94,991
Haemonetics Corp. (A)	847	66,617
Heska Corp. (A)	175	10,878
Hologic, Inc. (A)	4,025	301,110
ICU Medical, Inc. (A)	382	60,157
IDEXX Laboratories, Inc. (A)	1,366	557,273
Inari Medical, Inc. (A)	850	54,026
Inogen, Inc. (A)	441	8,692
Inspire Medical Systems, Inc. (A)	473	119,139
Insulet Corp. (A)	1,141	335,899
Integer Holdings Corp. (A)	553	37,858
Integra LifeSciences Holdings Corp. (A)	1,385	77,657
Intuitive Surgical, Inc. (A)	5,853	1,553,094
iRadimed Corp.	243	6,874
iRhythm Technologies, Inc. (A)	501	46,929
Lantheus Holdings, Inc. (A)	1,147	58,451
LeMaitre Vascular, Inc.	393	18,086
Masimo Corp. (A)	869	128,569
Meridian Bioscience, Inc. (A)	739	24,542
Merit Medical Systems, Inc. (A)	944	66,665
Mesa Laboratories, Inc.	96	15,956
Microbot Medical, Inc. (A)	440	1,324
Neogen Corp. (A)	3,324	50,625
Neuronetics, Inc. (A)	550	3,779
NeuroPace, Inc. (A)	100	149
Nevro Corp. (A)	598	23,681
NuVasive, Inc. (A)	866	35,714
Omnicell, Inc. (A)	743	37,462
OraSure Technologies, Inc. (A)	1,347	6,493
Orthofix Medical, Inc. (A)	387	7,945
OrthoPediatrics Corp. (A)	364	14,462
Outset Medical, Inc. (A)	759	19,597
Paragon 28, Inc. (A)	1,105	21,117
Penumbra, Inc. (A)	624	138,815
PROCEPT BioRobotics Corp. (A)	688	28,580
Pulmonx Corp. (A)	589	4,965
Pulse Biosciences, Inc. (A)	574	1,590
QuidelOrtho Corp. (A)	1,105	94,665
ResMed, Inc.	2,400	499,512
Retractable Technologies, Inc. (A)	238	390
RxSight, Inc. (A)	274	3,472
SeaSpine Holdings Corp. (A)	591	4,935
Senseonics Holdings, Inc. (A)(B)	7,349	7,569
Sensus Healthcare, Inc. (A)	133	987
Shockwave Medical, Inc. (A)	592	121,721
SI-BONE, Inc. (A)	650	8,840
Sight Sciences, Inc. (A)	750	9,158
Silk Road Medical, Inc. (A)	593	31,340
Sonendo, Inc. (A)	663	1,876

The accompanying notes are an integral part of the financial statements.	179

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
STAAR Surgical Company (A)	802	$38,929
Stereotaxis, Inc. (A)	1,565	3,240
Stryker Corp.	6,197	1,515,105
Surmodics, Inc. (A)	278	9,485
Tactile Systems Technology, Inc. (A)	415	4,764
Tandem Diabetes Care, Inc. (A)	1,069	48,052
Tela Bio, Inc. (A)	217	2,496
Teleflex, Inc.	770	192,215
The Cooper Companies, Inc.	804	265,859
TransMedics Group, Inc. (A)	502	30,983
Treace Medical Concepts, Inc. (A)	822	18,898
UFP Technologies, Inc. (A)	86	10,139
Utah Medical Products, Inc.	74	7,439
Vapotherm, Inc. (A)	424	1,145
Varex Imaging Corp. (A)	707	14,352
Vicarious Surgical, Inc. (A)	1,697	3,428
Vivani Medical, Inc. (A)	781	664
Zimmer Biomet Holdings, Inc.	3,437	438,218
Zimvie, Inc. (A)	366	3,418
		15,684,869
Health care providers and services – 3.3%
1Life Healthcare, Inc. (A)	3,297	55,093
Acadia Healthcare Company, Inc. (A)	1,502	123,645
Accolade, Inc. (A)	1,133	8,826
Aceto Corp. (A)(C)	853	0
AdaptHealth Corp. (A)	2,139	41,112
Addus HomeCare Corp. (A)	281	27,957
agilon health, Inc. (A)	6,679	107,799
AirSculpt Technologies, Inc.	845	3,127
Alignment Healthcare, Inc. (A)	3,052	35,892
Amedisys, Inc. (A)	545	45,529
AmerisourceBergen Corp.	3,398	563,083
AMN Healthcare Services, Inc. (A)	713	73,311
Apollo Medical Holdings, Inc. (A)	958	28,347
Biodesix, Inc. (A)	1,285	2,956
Brookdale Senior Living, Inc. (A)	3,457	9,438
Cardinal Health, Inc.	4,465	343,225
CareMax, Inc. (A)	1,340	4,891
Castle Biosciences, Inc. (A)	404	9,510
Centene Corp. (A)	9,378	769,090
Chemed Corp.	230	117,399
Cigna Corp.	4,997	1,655,706
Clover Health Investments Corp. (A)	6,044	5,618
Community Health Systems, Inc. (A)	2,429	10,493
CorVel Corp. (A)	295	42,872
Cross Country Healthcare, Inc. (A)	655	17,403
CVS Health Corp.	21,502	2,003,771
DaVita, Inc. (A)	1,499	111,930
DocGo, Inc. (A)	1,512	10,690
Elevance Health, Inc.	3,931	2,016,485
Encompass Health Corp.	1,651	98,746
Enhabit, Inc. (A)	900	11,844
Fulgent Genetics, Inc. (A)	470	13,997
Guardant Health, Inc. (A)	1,715	46,648
HCA Healthcare, Inc.	4,703	1,128,532
HealthEquity, Inc. (A)	1,395	85,988
Henry Schein, Inc. (A)	2,159	172,439
Humana, Inc.	2,073	1,061,770
InfuSystem Holdings, Inc. (A)	130	1,128
Innovage Holding Corp. (A)	1,986	14,259
Invitae Corp. (A)	4,121	7,665
Laboratory Corp. of America Holdings	1,483	349,217
LHC Group, Inc. (A)	513	82,947
LifeStance Health Group, Inc. (A)	6,301	31,127
McKesson Corp.	2,353	882,657
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
ModivCare, Inc. (A)	241	$21,625
Molina Healthcare, Inc. (A)	953	314,700
National HealthCare Corp.	278	16,541
National Research Corp.	430	16,039
Oak Street Health, Inc. (A)	4,000	86,040
OPKO Health, Inc. (A)	12,549	15,686
Option Care Health, Inc. (A)	3,024	90,992
Owens & Minor, Inc. (A)	1,286	25,116
P3 Health Partners, Inc. (A)	434	799
Patterson Companies, Inc.	1,615	45,268
Pediatrix Medical Group, Inc. (A)	1,428	21,220
PetIQ, Inc. (A)	575	5,302
Premier, Inc., Class A	1,861	65,098
Privia Health Group, Inc. (A)	1,737	39,447
Progyny, Inc. (A)	1,553	48,376
Quest Diagnostics, Inc.	1,909	298,644
R1 RCM, Inc. (A)	6,807	74,537
RadNet, Inc. (A)	1,007	18,962
Select Medical Holdings Corp.	2,102	52,193
Signify Health, Inc., Class A (A)	2,909	83,372
Sonida Senior Living, Inc. (A)	30	375
Surgery Partners, Inc. (A)	1,891	52,683
Tenet Healthcare Corp. (A)	1,780	86,846
The Ensign Group, Inc.	921	87,136
The Joint Corp. (A)	267	3,733
The Oncology Institute, Inc. (A)	1,147	1,893
The Pennant Group, Inc. (A)	570	6,259
UnitedHealth Group, Inc.	15,318	8,121,297
Universal Health Services, Inc., Class B	1,080	152,161
US Physical Therapy, Inc.	228	18,475
Viemed Healthcare, Inc. (A)	370	2,797
		22,107,774
Health care technology – 0.1%
Akili, Inc. (A)	938	1,051
Allscripts Healthcare Solutions, Inc. (A)	1,873	33,040
American Well Corp., Class A (A)	4,289	12,138
Better Therapeutics, Inc. (A)	627	702
CareCloud, Inc. (A)	107	301
Certara, Inc. (A)	2,677	43,019
Computer Programs and Systems, Inc. (A)	291	7,921
Definitive Healthcare Corp. (A)	1,802	19,804
Doximity, Inc., Class A (A)	1,839	61,717
Evolent Health, Inc., Class A (A)	1,650	46,332
Forian, Inc. (A)	439	1,198
GoodRx Holdings, Inc., Class A (A)	1,651	7,694
Health Catalyst, Inc. (A)	805	8,557
HealthStream, Inc. (A)	552	13,712
iCAD, Inc. (A)	132	242
MultiPlan Corp. (A)	10,977	12,624
NextGen Healthcare, Inc. (A)	1,192	22,386
Nutex Health, Inc. (A)(B)	10,583	20,108
Pear Therapeutics, Inc. (A)(B)	2,627	3,100
Phreesia, Inc. (A)	831	26,891
Schrodinger, Inc. (A)	1,079	20,167
Sharecare, Inc. (A)	5,224	8,358
Simulations Plus, Inc.	363	13,275
Tabula Rasa HealthCare, Inc. (A)	474	2,346
Teladoc Health, Inc. (A)	2,711	64,115
Veeva Systems, Inc., Class A (A)	2,303	371,658
		822,456
Life sciences tools and services – 1.7%
10X Genomics, Inc., Class A (A)	1,591	57,976
Adaptive Biotechnologies Corp. (A)	2,555	19,520
Agilent Technologies, Inc.	4,851	725,952
Alpha Teknova, Inc. (A)	360	2,030

The accompanying notes are an integral part of the financial statements.	180

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Avantor, Inc. (A)	10,899	$229,860
Azenta, Inc. (A)	1,253	72,950
Berkeley Lights, Inc. (A)	1,103	2,956
BioLife Solutions, Inc. (A)	681	12,394
Bionano Genomics, Inc. (A)	4,957	7,237
Bio-Rad Laboratories, Inc., Class A (A)	410	172,401
Bio-Techne Corp.	2,585	214,245
Bruker Corp.	2,443	166,979
Charles River Laboratories International, Inc. (A)	839	182,818
Codexis, Inc. (A)	1,214	5,657
CryoPort, Inc. (A)	806	13,984
Cytek Biosciences, Inc. (A)	1,980	20,216
Danaher Corp.	11,917	3,163,010
Harvard Bioscience, Inc. (A)	430	1,191
ICON PLC (A)	12	2,331
Illumina, Inc. (A)	2,581	521,878
Inotiv, Inc. (A)	420	2,075
IQVIA Holdings, Inc. (A)	3,060	626,963
Maravai LifeSciences Holdings, Inc., Class A (A)	2,206	31,568
Medpace Holdings, Inc. (A)	514	109,179
Mettler-Toledo International, Inc. (A)	369	533,371
Miromatrix Medical, Inc. (A)	304	909
NanoString Technologies, Inc. (A)	769	6,129
NeoGenomics, Inc. (A)	2,205	20,374
OmniAb, Inc. (A)	1,514	5,450
OmniAb, Inc., Earnout Shares (A)(C)	117	0
OmniAb, Inc., Earnout Shares (A)(C)	117	0
Pacific Biosciences of California, Inc. (A)	3,737	30,569
PerkinElmer, Inc.	2,075	290,957
Personalis, Inc. (A)	1,303	2,580
Quanterix Corp. (A)	563	7,798
Quantum-Si, Inc. (A)	1,805	3,303
Rapid Micro Biosystems, Inc., Class A (A)	438	495
Repligen Corp. (A)	915	154,919
Seer, Inc. (A)	912	5,290
Singular Genomics Systems, Inc. (A)	1,117	2,245
SomaLogic, Inc. (A)	2,875	7,216
Sotera Health Company (A)	4,745	39,526
Standard BioTools, Inc. (A)	1,624	1,900
Syneos Health, Inc. (A)	1,709	62,686
Thermo Fisher Scientific, Inc.	6,417	3,533,778
Waters Corp. (A)	981	336,071
West Pharmaceutical Services, Inc.	1,216	286,186
		11,697,122
Pharmaceuticals – 4.2%
9 Meters Biopharma, Inc. (A)	371	467
Acer Therapeutics, Inc. (A)	162	407
Aclaris Therapeutics, Inc. (A)	1,042	16,412
Alexza Pharmaceuticals, Inc. (A)(C)	2,067	72
Amneal Pharmaceuticals, Inc. (A)	3,150	6,269
Amphastar Pharmaceuticals, Inc. (A)	893	25,022
Amylyx Pharmaceuticals, Inc. (A)	1,066	39,389
AN2 Therapeutics, Inc. (A)	304	2,897
ANI Pharmaceuticals, Inc. (A)	272	10,943
Arvinas, Inc. (A)	867	29,660
Assertio Holdings, Inc. (A)	507	2,180
Atea Pharmaceuticals, Inc. (A)	1,534	7,379
Athira Pharma, Inc. (A)	1,185	3,756
Axsome Therapeutics, Inc. (A)	668	51,523
Biote Corp. (A)	50	187
Bristol-Myers Squibb Company	35,012	2,519,113
Cara Therapeutics, Inc. (A)	906	9,730
Cassava Sciences, Inc. (A)(B)	678	20,028
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Catalent, Inc. (A)	2,974	$133,860
CinCor Pharma, Inc. (A)	708	8,701
Cognition Therapeutics, Inc. (A)	866	1,819
Collegium Pharmaceutical, Inc. (A)	620	14,384
Corcept Therapeutics, Inc. (A)	1,839	37,350
DICE Therapeutics, Inc. (A)	765	23,868
Dova Pharmaceuticals, Inc. (A)(C)	702	0
Durect Corp. (A)	379	1,311
Edgewise Therapeutics, Inc. (A)	923	8,252
Elanco Animal Health, Inc. (A)	7,895	96,477
Eli Lilly & Company	16,110	5,893,682
Eloxx Pharmaceuticals, Inc. (A)	44	79
Esperion Therapeutics, Inc. (A)	1,411	8,791
Eton Pharmaceuticals, Inc. (A)	259	725
Evolus, Inc. (A)	1,113	8,359
Eyenovia, Inc. (A)	1,231	2,007
EyePoint Pharmaceuticals, Inc. (A)	562	1,967
Fulcrum Therapeutics, Inc. (A)	982	7,149
Harmony Biosciences Holdings, Inc. (A)	927	51,078
Harrow Health, Inc. (A)	535	7,897
Ikena Oncology, Inc. (A)	556	1,479
IMARA, Inc. (A)	411	1,681
Innoviva, Inc. (A)	1,280	16,960
Intra-Cellular Therapies, Inc. (A)	1,529	80,915
Johnson & Johnson	43,062	7,606,902
Ligand Pharmaceuticals, Inc. (A)	308	20,574
Liquidia Corp. (A)	944	6,013
Longboard Pharmaceuticals, Inc. (A)	165	521
Lyra Therapeutics, Inc. (A)	554	1,740
Marinus Pharmaceuticals, Inc. (A)	749	2,981
Merck & Company, Inc.	41,509	4,605,424
MyMD Pharmaceuticals, Inc. (A)	848	975
Nektar Therapeutics (A)	3,478	7,860
NGM Biopharmaceuticals, Inc. (A)	1,448	7,269
Nuvation Bio, Inc. (A)	3,157	6,061
Ocular Therapeutix, Inc. (A)	1,256	3,529
Ocuphire Pharma, Inc. (A)	241	851
Omeros Corp. (A)	1,206	2,726
Opiant Pharmaceuticals, Inc. (A)	87	1,764
Optinose, Inc. (A)	2,082	3,852
Oramed Pharmaceuticals, Inc. (A)	601	7,230
Organon & Company	3,979	111,133
Pacira BioSciences, Inc. (A)	796	30,734
Palisade Bio, Inc. (A)(C)	9,919	0
Paratek Pharmaceuticals, Inc. (A)	901	1,685
Pfizer, Inc.	91,953	4,711,672
Phathom Pharmaceuticals, Inc. (A)	633	7,102
Phibro Animal Health Corp., Class A	463	6,209
Pliant Therapeutics, Inc. (A)	781	15,097
Prestige Consumer Healthcare, Inc. (A)	755	47,263
Prevail Therapeutics, Inc. (A)(C)	788	969
ProPhase Labs, Inc.	128	1,233
Provention Bio, Inc. (A)	1,460	15,432
Rain Oncology, Inc. (A)	373	2,984
Rani Therapeutics Holdings, Inc., Class A (A)	594	3,505
Reata Pharmaceuticals, Inc., Class A (A)	544	20,667
Relmada Therapeutics, Inc. (A)	448	1,564
Revance Therapeutics, Inc. (A)	1,298	23,961
Royalty Pharma PLC, Class A	7,169	283,319
RVL Pharmaceuticals PLC (A)	1,367	1,531
scPharmaceuticals, Inc. (A)	492	3,528
SCYNEXIS, Inc. (A)	751	1,172
SIGA Technologies, Inc.	1,287	9,472
Societal CDMO, Inc. (A)	587	875

The accompanying notes are an integral part of the financial statements.	181

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Supernus Pharmaceuticals, Inc. (A)	932	$33,244
Tarsus Pharmaceuticals, Inc. (A)	380	5,571
Terns Pharmaceuticals, Inc. (A)	585	5,955
TFF Pharmaceuticals, Inc. (A)	715	751
TherapeuticsMD, Inc. (A)	165	922
Theseus Pharmaceuticals, Inc. (A)	652	3,247
Tilray Brands, Inc. (A)(B)	9,449	25,418
Tobira Therapeutics, Inc. (A)(C)	609	2,521
Ventyx Biosciences, Inc. (A)	911	29,872
Verrica Pharmaceuticals, Inc. (A)	866	2,382
Viatris, Inc.	20,060	223,268
Xeris Biopharma Holdings, Inc. (A)	3,057	4,066
Zoetis, Inc.	7,684	1,126,090
Zogenix, Inc. (A)(C)	961	1,922
		28,206,833
		98,216,429
Industrials – 9.3%
Aerospace and defense – 1.8%
AAR Corp. (A)	646	29,005
Aerojet Rocketdyne Holdings, Inc. (A)	1,361	76,121
AeroVironment, Inc. (A)	442	37,862
AerSale Corp. (A)	752	12,197
Applied Energetics, Inc. (A)	872	1,709
Archer Aviation, Inc., Class A (A)	3,543	6,625
Astronics Corp. (A)	623	6,417
Axon Enterprise, Inc. (A)	1,177	195,300
BWX Technologies, Inc.	1,529	88,804
Cadre Holdings, Inc.	486	9,788
Curtiss-Wright Corp.	627	104,703
Ducommun, Inc. (A)	264	13,189
General Dynamics Corp.	4,498	1,115,999
HEICO Corp.	550	84,502
HEICO Corp., Class A	1,729	207,221
Hexcel Corp.	1,437	84,567
Howmet Aerospace, Inc.	6,864	270,510
Huntington Ingalls Industries, Inc.	616	142,099
Innovative Solutions and Support, Inc. (A)	46	378
Kaman Corp.	551	12,287
Kratos Defense & Security Solutions, Inc. (A)	2,288	23,612
L3Harris Technologies, Inc.	3,145	654,820
Lockheed Martin Corp.	4,347	2,114,772
Maxar Technologies, Inc.	1,251	64,727
Mercury Systems, Inc. (A)	964	43,129
Moog, Inc., Class A	512	44,933
National Presto Industries, Inc.	159	10,885
Northrop Grumman Corp.	2,538	1,384,758
Park Aerospace Corp.	423	5,672
Parsons Corp. (A)	1,719	79,504
Raytheon Technologies Corp.	24,228	2,445,090
Redwire Corp. (A)	1,008	1,996
Rocket Lab USA, Inc. (A)	7,533	28,399
Spirit AeroSystems Holdings, Inc., Class A	1,758	52,037
Terran Orbital Corp. (A)	1,845	2,915
Textron, Inc.	3,515	248,862
The Boeing Company (A)	9,730	1,853,468
TransDigm Group, Inc.	891	561,018
Triumph Group, Inc. (A)	1,030	10,836
V2X, Inc. (A)	395	16,310
Virgin Galactic Holdings, Inc. (A)	4,158	14,470
Woodward, Inc.	1,023	98,832
		12,260,328
Air freight and logistics – 0.5%
Air T, Inc. (A)	8	201
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air freight and logistics (continued)
Air Transport Services Group, Inc. (A)	1,275	$33,125
Atlas Air Worldwide Holdings, Inc. (A)	419	42,235
CH Robinson Worldwide, Inc.	2,038	186,599
Expeditors International of Washington, Inc.	2,694	279,960
FedEx Corp.	4,259	737,659
Forward Air Corp.	458	48,040
GXO Logistics, Inc. (A)	1,949	83,203
Hub Group, Inc., Class A (A)	546	43,402
United Parcel Service, Inc., Class B	11,990	2,084,342
		3,538,766
Airlines – 0.2%
Alaska Air Group, Inc. (A)	2,102	90,260
Allegiant Travel Company (A)	324	22,029
American Airlines Group, Inc. (A)(B)	10,688	135,951
Blade Air Mobility, Inc. (A)	670	2,399
Delta Air Lines, Inc. (A)	10,517	345,589
Frontier Group Holdings, Inc. (A)	3,341	34,312
Hawaiian Holdings, Inc. (A)	993	10,188
JetBlue Airways Corp. (A)	5,595	36,256
Joby Aviation, Inc. (A)	10,208	34,197
Mesa Air Group, Inc. (A)	734	1,123
SkyWest, Inc. (A)	997	16,460
Southwest Airlines Company (A)	9,770	328,956
Spirit Airlines, Inc.	1,571	30,603
Sun Country Airlines Holdings, Inc. (A)	754	11,958
United Airlines Holdings, Inc. (A)	5,367	202,336
Wheels Up Experience, Inc. (A)	3,473	3,577
		1,306,194
Building products – 0.5%
A.O. Smith Corp.	2,142	122,608
AAON, Inc.	912	68,692
Advanced Drainage Systems, Inc.	1,345	110,250
American Woodmark Corp. (A)	296	14,463
Apogee Enterprises, Inc.	449	19,963
Armstrong World Industries, Inc.	794	54,460
Builders FirstSource, Inc. (A)	2,581	167,455
Carlisle Companies, Inc.	805	189,698
Carrier Global Corp.	13,840	570,900
CSW Industrials, Inc.	278	32,229
Fortune Brands Innovations, Inc.	2,154	123,015
Gibraltar Industries, Inc. (A)	573	26,289
Griffon Corp.	992	35,504
Hayward Holdings, Inc. (A)	3,667	34,470
Insteel Industries, Inc.	385	10,595
Janus International Group, Inc. (A)	1,981	18,859
JELD-WEN Holding, Inc. (A)	1,496	14,436
Johnson Controls International PLC	11,295	722,880
Lennox International, Inc.	586	140,189
Masco Corp.	3,742	174,639
Masterbrand, Inc. (A)	2,215	16,723
Owens Corning	1,592	135,798
PGT Innovations, Inc. (A)	1,094	19,648
Quanex Building Products Corp.	554	13,119
Resideo Technologies, Inc. (A)	2,453	40,352
Simpson Manufacturing Company, Inc.	733	64,988
The AZEK Company, Inc. (A)	2,505	50,902
Trex Company, Inc. (A)	1,837	77,760
UFP Industries, Inc.	1,020	80,835
View, Inc. (A)	3,390	3,271
Zurn Elkay Water Solutions Corp.	2,540	53,721
		3,208,711
Commercial services and supplies – 0.7%
ABM Industries, Inc.	1,114	49,484

The accompanying notes are an integral part of the financial statements.	182

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
ACCO Brands Corp.	1,727	$9,654
ACV Auctions, Inc., Class A (A)	1,990	16,338
Aris Water Solution, Inc., Class A	321	4,626
Aurora Innovation, Inc. (A)	12,640	15,294
Brady Corp., Class A	813	38,292
BrightView Holdings, Inc. (A)	1,734	11,947
Casella Waste Systems, Inc., Class A (A)	868	68,841
CECO Environmental Corp. (A)	691	8,071
Cintas Corp.	1,661	750,141
Civeo Corp. (A)	151	4,696
Clean Harbors, Inc. (A)	897	102,366
Copart, Inc. (A)	7,791	474,394
CoreCivic, Inc. (A)	2,098	24,253
Deluxe Corp.	765	12,990
Driven Brands Holdings, Inc. (A)	2,702	73,792
Ennis, Inc.	447	9,906
Harsco Corp. (A)	1,442	9,070
Healthcare Services Group, Inc.	1,315	15,780
Heritage-Crystal Clean, Inc. (A)	453	14,713
HNI Corp.	720	20,470
IAA, Inc. (A)	2,211	88,440
Interface, Inc.	1,138	11,232
KAR Auction Services, Inc. (A)	1,993	26,009
Kimball International, Inc., Class B	777	5,051
Matthews International Corp., Class A	551	16,772
MillerKnoll, Inc.	1,294	27,187
Montrose Environmental Group, Inc. (A)	455	20,197
MSA Safety, Inc.	647	93,291
NL Industries, Inc.	1,028	7,001
Odyssey Marine Exploration, Inc. (A)	197	764
Performant Financial Corp. (A)	662	2,390
Pitney Bowes, Inc.	3,034	11,529
Quad/Graphics, Inc. (A)	985	4,019
Quest Resource Holding Corp. (A)	138	843
Republic Services, Inc.	5,163	665,975
Rollins, Inc.	8,106	296,193
SP Plus Corp. (A)	371	12,881
Steelcase, Inc., Class A	1,640	11,595
Stericycle, Inc. (A)	1,551	77,379
Tetra Tech, Inc.	889	129,074
The Brink's Company	790	42,431
The GEO Group, Inc. (A)	2,079	22,765
UniFirst Corp.	249	48,055
Viad Corp. (A)	380	9,268
VSE Corp.	270	12,658
Waste Management, Inc.	6,776	1,063,019
		4,441,136
Construction and engineering – 0.2%
AECOM	2,319	196,953
Ameresco, Inc., Class A (A)	584	33,370
API Group Corp. (A)	3,703	69,653
Arcosa, Inc.	836	45,428
Argan, Inc.	313	11,543
Bowman Consulting Group, Ltd. (A)	110	2,404
Comfort Systems USA, Inc.	610	70,199
Concrete Pumping Holdings, Inc. (A)	615	3,598
Construction Partners, Inc., Class A (A)	756	20,178
Dycom Industries, Inc. (A)	494	46,238
EMCOR Group, Inc.	823	121,895
Fluor Corp. (A)	2,369	82,110
Granite Construction, Inc.	774	27,144
Great Lakes Dredge & Dock Corp. (A)	1,412	8,401
IES Holdings, Inc. (A)	429	15,260
Innovate Corp. (A)	1,028	1,922
Limbach Holdings, Inc. (A)	117	1,218
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
MasTec, Inc. (A)	1,295	$110,502
Matrix Service Company (A)	663	4,124
MDU Resources Group, Inc.	3,410	103,459
MYR Group, Inc. (A)	310	28,542
Northwest Pipe Company (A)	240	8,088
Orion Group Holdings, Inc. (A)	985	2,344
Primoris Services Corp.	1,003	22,006
Quanta Services, Inc.	2,357	335,873
Sterling Infrastructure, Inc. (A)	579	18,991
Tutor Perini Corp. (A)	1,033	7,799
Valmont Industries, Inc.	334	110,444
WillScot Mobile Mini Holdings Corp. (A)	3,540	159,902
		1,669,588
Electrical equipment – 0.7%
Acuity Brands, Inc.	541	89,595
Allied Motion Technologies, Inc.	303	10,547
American Superconductor Corp. (A)	626	2,304
AMETEK, Inc.	3,767	526,325
Array Technologies, Inc. (A)	2,420	46,779
Atkore, Inc. (A)	685	77,693
AZZ, Inc.	475	19,095
Babcock & Wilcox Enterprises, Inc. (A)	1,297	7,484
Blink Charging Company (A)(B)	824	9,039
Bloom Energy Corp., Class A (A)	2,933	56,079
Capstone Green Energy Corp. (A)	503	729
ChargePoint Holdings, Inc. (A)(B)	5,450	51,939
Eaton Corp. PLC	6,533	1,025,354
Emerson Electric Company	9,695	931,302
Encore Wire Corp.	323	44,432
Energy Vault Holdings, Inc. (A)	2,063	6,437
EnerSys	704	51,983
Enovix Corp. (A)	2,531	31,486
ESS Tech, Inc. (A)	2,241	5,446
Fluence Energy, Inc. (A)	1,920	32,928
FTC Solar, Inc. (A)	1,558	4,175
FuelCell Energy, Inc. (A)	6,492	18,048
Generac Holdings, Inc. (A)	1,055	106,196
GrafTech International, Ltd.	4,159	19,797
Hubbell, Inc.	883	207,222
Ideal Power, Inc. (A)	47	499
KULR Technology Group, Inc. (A)	1,492	1,790
LSI Industries, Inc.	323	3,954
NuScale Power Corp. (A)	825	8,465
nVent Electric PLC	2,769	106,523
Orion Energy Systems, Inc. (A)	915	1,665
Plug Power, Inc. (A)(B)	9,539	117,997
Powell Industries, Inc.	245	8,619
Preformed Line Products Company	95	7,913
Regal Rexnord Corp.	1,104	132,458
Rockwell Automation, Inc.	1,892	487,322
SES AI Corp. (A)	4,593	14,468
Shoals Technologies Group, Inc., Class A (A)	1,878	46,330
Stem, Inc. (A)	2,447	21,876
SunPower Corp. (A)	2,885	52,017
Sunrun, Inc. (A)	3,514	84,406
Sunworks, Inc. (A)	718	1,134
Thermon Group Holdings, Inc. (A)	624	12,530
TPI Composites, Inc. (A)	773	7,838
Vertiv Holdings Company	6,050	82,643
Vicor Corp. (A)	554	29,778
		4,612,639
Industrial conglomerates – 0.8%
3M Company	9,325	1,118,254
General Electric Company	17,971	1,505,790

The accompanying notes are an integral part of the financial statements.	183

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrial conglomerates (continued)
Honeywell International, Inc.	11,046	$2,367,158
Icahn Enterprises LP	5,000	253,250
		5,244,452
Machinery – 1.9%
3D Systems Corp. (A)	2,231	16,509
AGCO Corp.	1,208	167,538
Alamo Group, Inc.	213	30,161
Albany International Corp., Class A	537	52,943
Allison Transmission Holdings, Inc.	1,320	54,912
Altra Industrial Motion Corp.	1,097	65,546
Astec Industries, Inc.	412	16,752
Barnes Group, Inc.	889	36,316
Caterpillar, Inc.	8,651	2,072,434
Chart Industries, Inc. (A)	609	70,175
CIRCOR International, Inc. (A)	400	9,584
Columbus McKinnon Corp.	532	17,274
Commercial Vehicle Group, Inc. (A)	752	5,121
Crane Holdings Company	950	95,428
Cummins, Inc.	2,294	555,813
Deere & Company	4,947	2,121,076
Desktop Metal, Inc., Class A (A)	4,586	6,237
Donaldson Company, Inc.	2,008	118,211
Douglas Dynamics, Inc.	425	15,368
Dover Corp.	2,215	299,933
Energy Recovery, Inc. (A)	1,056	21,637
Enerpac Tool Group Corp.	1,011	25,730
EnPro Industries, Inc.	363	39,454
Esab Corp.	892	41,853
ESCO Technologies, Inc.	443	38,780
Evoqua Water Technologies Corp. (A)	2,044	80,942
Federal Signal Corp.	1,034	48,050
Flowserve Corp.	2,207	67,711
Fortive Corp.	5,839	375,156
Franklin Electric Company, Inc.	787	62,763
Gates Industrial Corp. PLC (A)	4,875	55,624
Gencor Industries, Inc. (A)	339	3,424
Graco, Inc.	2,830	190,346
Graham Corp. (A)	310	2,982
Helios Technologies, Inc.	569	30,976
Hillenbrand, Inc.	1,194	50,948
Hillman Solutions Corp. (A)	2,839	20,469
Hurco Companies, Inc.	183	4,782
Hydrofarm Holdings Group, Inc. (A)	633	981
Hyliion Holdings Corp. (A)	2,439	5,707
Hyster-Yale Materials Handling, Inc.	272	6,884
Hyzon Motors, Inc. (A)(B)	3,912	6,064
IDEX Corp.	1,112	253,903
Illinois Tool Works, Inc.	5,076	1,118,243
Ingersoll Rand, Inc.	6,674	348,717
ITT, Inc.	1,389	112,648
John Bean Technologies Corp.	542	49,501
Kadant, Inc.	210	37,302
Kennametal, Inc.	1,405	33,804
LB Foster Company, Class A (A)	298	2,885
Lincoln Electric Holdings, Inc.	847	122,383
Lindsay Corp.	190	30,942
Mayville Engineering Company, Inc. (A)	441	5,583
Microvast Holdings, Inc. (A)	5,831	8,921
Miller Industries, Inc.	293	7,811
Mueller Industries, Inc.	832	49,088
Mueller Water Products, Inc., Class A	2,820	30,343
Nikola Corp. (A)(B)	7,765	16,772
NN, Inc. (A)	766	1,149
Nordson Corp.	841	199,923
Omega Flex, Inc.	199	18,571
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Oshkosh Corp.	1,051	$92,688
Otis Worldwide Corp.	6,947	544,020
PACCAR, Inc.	5,694	563,535
Parker-Hannifin Corp.	2,109	613,719
Park-Ohio Holdings Corp.	316	3,865
Proto Labs, Inc. (A)	501	12,791
RBC Bearings, Inc. (A)	483	101,116
REV Group, Inc.	1,120	14,134
Snap-on, Inc.	835	190,789
SPX Technologies, Inc. (A)	785	51,535
Standex International Corp.	223	22,837
Stanley Black & Decker, Inc.	2,446	183,744
Symbotic, Inc. (A)	872	10,412
Tennant Company	359	22,104
Terex Corp.	1,141	48,744
The Eastern Company	202	3,895
The Gorman-Rupp Company	562	14,398
The Greenbrier Companies, Inc.	566	18,978
The Manitowoc Company, Inc. (A)	748	6,852
The Middleby Corp. (A)	899	120,376
The Shyft Group, Inc.	664	16,507
The Timken Company	1,236	87,348
The Toro Company	1,675	189,610
Titan International, Inc. (A)	1,133	17,358
Trinity Industries, Inc.	1,368	40,452
Twin Disc, Inc. (A)	63	612
Velo3D, Inc. (A)	2,999	5,368
Wabash National Corp.	849	19,187
Wabtec Corp.	3,010	300,428
Watts Water Technologies, Inc., Class A	470	68,728
Xylem, Inc.	2,966	327,951
		13,171,164
Marine – 0.0%
Eagle Bulk Shipping, Inc.	242	12,085
Kirby Corp. (A)	1,000	64,350
Matson, Inc.	636	39,756
		116,191
Professional services – 0.6%
Alight, Inc., Class A (A)	7,207	60,251
ASGN, Inc. (A)	834	67,954
Atlas Technical Consultants, Inc. (A)	548	2,822
Barrett Business Services, Inc.	138	12,873
BlackSky Technology, Inc. (A)	1,620	2,495
Booz Allen Hamilton Holding Corp.	2,167	226,495
CACI International, Inc., Class A (A)	337	101,299
CBIZ, Inc. (A)	893	41,837
CoStar Group, Inc. (A)	6,498	502,165
CRA International, Inc.	128	15,671
DLH Holdings Corp. (A)	8	95
Dun & Bradstreet Holdings, Inc.	7,238	88,738
Equifax, Inc.	2,009	390,469
Exponent, Inc.	851	84,326
First Advantage Corp. (A)	2,298	29,874
FiscalNote Holdings, Inc. (A)	1,892	11,976
Forrester Research, Inc. (A)	350	12,516
Franklin Covey Company (A)	263	12,301
FTI Consulting, Inc. (A)	525	83,370
Heidrick & Struggles International, Inc.	391	10,936
HireQuest, Inc.	58	917
HireRight Holdings Corp. (A)	1,195	14,173
Huron Consulting Group, Inc. (A)	355	25,773
ICF International, Inc.	314	31,102
Insperity, Inc.	637	72,363
Jacobs Solutions, Inc.	2,106	252,867
KBR, Inc.	2,319	122,443

The accompanying notes are an integral part of the financial statements.	184

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Kelly Services, Inc., Class A	696	$11,762
Kforce, Inc.	374	20,506
Korn Ferry	900	45,558
Legalzoom.com, Inc. (A)	3,194	24,722
Leidos Holdings, Inc.	2,233	234,889
ManpowerGroup, Inc.	864	71,893
Mistras Group, Inc. (A)	754	3,717
Planet Labs PBC (A)	3,837	16,691
RCM Technologies, Inc. (A)	29	358
Red Violet, Inc. (A)	179	4,121
Resources Connection, Inc.	615	11,304
Robert Half International, Inc.	1,805	133,263
Science Applications International Corp.	855	94,845
Skillsoft Corp. (A)	2,271	2,952
Spire Global, Inc. (A)	2,065	1,982
Sterling Check Corp. (A)	1,501	23,220
TransUnion	3,172	180,011
TriNet Group, Inc. (A)	1,030	69,834
TrueBlue, Inc. (A)	614	12,022
Upwork, Inc. (A)	2,209	23,062
Verisk Analytics, Inc.	2,582	455,516
Willdan Group, Inc. (A)	264	4,712
		3,725,041
Road and rail – 1.0%
ArcBest Corp.	422	29,557
Avis Budget Group, Inc. (A)	683	111,964
Covenant Logistics Group, Inc.	203	7,018
CSX Corp.	35,098	1,087,336
Daseke, Inc. (A)	1,184	6,737
FTAI Infrastructure, Inc.	1,753	5,171
Heartland Express, Inc.	1,446	22,182
JB Hunt Transport Services, Inc.	1,709	297,981
Knight-Swift Transportation Holdings, Inc.	2,642	138,467
Landstar System, Inc.	521	84,871
Lyft, Inc., Class A (A)	5,711	62,935
Marten Transport, Ltd.	1,419	28,068
Norfolk Southern Corp.	3,843	946,992
Old Dominion Freight Line, Inc.	1,836	521,020
PAM Transportation Services, Inc. (A)	403	10,438
RXO, Inc. (A)	1,938	33,334
Ryder System, Inc.	826	69,029
Saia, Inc. (A)	439	92,050
Schneider National, Inc., Class B	1,620	37,908
TuSimple Holdings, Inc., Class A (A)	3,576	5,865
Uber Technologies, Inc. (A)	32,470	802,983
U-Haul Holding Company	326	19,622
U-Haul Holding Company, Series N	2,763	151,910
Union Pacific Corp.	10,221	2,116,462
Universal Logistics Holdings, Inc.	464	15,516
Werner Enterprises, Inc.	858	34,543
XPO, Inc. (A)	1,907	63,484
Yellow Corp. (A)	875	2,196
		6,805,639
Trading companies and distributors – 0.4%
Air Lease Corp.	1,861	71,500
Alta Equipment Group, Inc.	306	4,036
Applied Industrial Technologies, Inc.	635	80,029
Beacon Roofing Supply, Inc. (A)	1,112	58,702
BlueLinx Holdings, Inc. (A)	113	8,035
Boise Cascade Company	662	45,460
Core & Main, Inc., Class A (A)	2,900	55,999
Distribution Solutions Group, Inc. (A)	270	9,952
DXP Enterprises, Inc. (A)	379	10,441
EVI Industries, Inc. (A)	239	5,705
Fastenal Company	9,483	448,736
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
GATX Corp.	572	$60,826
Global Industrial, Inc.	669	15,742
GMS, Inc. (A)	735	36,603
H&E Equipment Services, Inc.	629	28,557
Herc Holdings, Inc.	499	65,653
Hudson Technologies, Inc. (A)	536	5,424
Karat Packaging, Inc.	141	2,026
McGrath RentCorp	425	41,965
MRC Global, Inc. (A)	1,509	17,474
MSC Industrial Direct Company, Inc., Class A	705	57,599
NOW, Inc. (A)	1,992	25,298
Rush Enterprises, Inc., Class A	908	47,470
SiteOne Landscape Supply, Inc. (A)	755	88,577
Textainer Group Holdings, Ltd.	801	24,839
Titan Machinery, Inc. (A)	402	15,971
United Rentals, Inc. (A)	1,148	408,022
Univar Solutions, Inc. (A)	2,809	89,326
Veritiv Corp.	241	29,332
W.W. Grainger, Inc.	825	458,906
Watsco, Inc.	554	138,168
WESCO International, Inc. (A)	843	105,544
Willis Lease Finance Corp. (A)	25	1,475
		2,563,392
		62,663,241
Information technology – 23.2%
Communications equipment – 0.8%
ADTRAN Holdings, Inc.	1,059	19,899
Applied Optoelectronics, Inc. (A)	524	990
Arista Networks, Inc. (A)	4,996	606,265
Aviat Networks, Inc. (A)	36	1,123
CalAmp Corp. (A)	804	3,602
Calix, Inc. (A)	1,082	74,041
Cambium Networks Corp. (A)	513	11,117
Casa Systems, Inc. (A)	1,938	5,291
Ciena Corp. (A)	2,441	124,442
Cisco Systems, Inc.	67,825	3,231,183
Clearfield, Inc. (A)	239	22,499
CommScope Holding Company, Inc. (A)	3,501	25,732
Comtech Telecommunications Corp.	548	6,653
Digi International, Inc. (A)	613	22,405
DZS, Inc. (A)	566	7,177
Extreme Networks, Inc. (A)	2,202	40,319
F5, Inc. (A)	982	140,927
Harmonic, Inc. (A)	1,827	23,934
Infinera Corp. (A)	3,517	23,705
Inseego Corp. (A)	1,798	1,515
Juniper Networks, Inc.	5,293	169,164
KVH Industries, Inc. (A)	504	5,151
Lantronix, Inc. (A)	337	1,456
Lumentum Holdings, Inc. (A)	1,134	59,161
Motorola Solutions, Inc.	2,732	704,064
NETGEAR, Inc. (A)	540	9,779
NetScout Systems, Inc. (A)	1,205	39,175
Powerwave Technologies, Inc. (A)(C)	912	0
Ribbon Communications, Inc. (A)	2,627	7,329
Ubiquiti, Inc.	994	271,889
Viasat, Inc. (A)	1,275	40,354
Viavi Solutions, Inc. (A)	3,860	40,569
		5,740,910
Electronic equipment, instruments and components – 0.7%
908 Devices, Inc. (A)	445	3,391
Advanced Energy Industries, Inc.	629	53,956
Aeva Technologies, Inc. (A)	3,059	4,160

The accompanying notes are an integral part of the financial statements.	185

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Akoustis Technologies, Inc. (A)	872	$2,459
Amphenol Corp., Class A	9,753	742,593
Arlo Technologies, Inc. (A)	1,497	5,254
Arrow Electronics, Inc. (A)	946	98,923
Avnet, Inc.	1,581	65,738
Badger Meter, Inc.	491	53,534
Bel Fuse, Inc., Class B	224	7,374
Belden, Inc.	729	52,415
Benchmark Electronics, Inc.	648	17,295
CDW Corp.	2,225	397,341
Cepton, Inc. (A)	2,308	2,931
Cognex Corp.	2,876	135,488
Coherent Corp. (A)	2,173	76,272
Corning, Inc.	13,899	443,934
CTS Corp.	560	22,075
Daktronics, Inc. (A)	1,227	3,460
ePlus, Inc. (A)	342	15,144
Evolv Technologies Holdings, Inc. (A)	2,210	5,724
FARO Technologies, Inc. (A)	367	10,793
Identiv, Inc. (A)	146	1,057
Insight Enterprises, Inc. (A)	564	56,552
IPG Photonics Corp. (A)	828	78,387
Iteris, Inc. (A)	1,032	3,210
Itron, Inc. (A)	770	39,001
Jabil, Inc.	2,265	154,473
Keysight Technologies, Inc. (A)	2,931	501,406
Kimball Electronics, Inc. (A)	462	10,437
Knowles Corp. (A)	1,589	26,091
Littelfuse, Inc.	406	89,401
Luna Innovations, Inc. (A)	333	2,927
Methode Electronics, Inc.	649	28,796
MicroVision, Inc. (A)	2,624	6,166
Mirion Technologies, Inc. (A)	2,986	19,737
Napco Security Technologies, Inc. (A)	650	17,862
National Instruments Corp.	2,209	81,512
Netlist, Inc. (A)	3,719	4,277
nLight, Inc. (A)	848	8,599
Novanta, Inc. (A)	593	80,571
OSI Systems, Inc. (A)	287	22,822
PAR Technology Corp. (A)	404	10,532
PC Connection, Inc.	492	23,075
Plexus Corp. (A)	440	45,289
Powerfleet, Inc. (A)	304	818
Richardson Electronics, Ltd.	77	1,642
Rogers Corp. (A)	310	36,995
Sanmina Corp. (A)	855	48,983
ScanSource, Inc. (A)	460	13,441
SmartRent, Inc. (A)	2,850	6,926
TD SYNNEX Corp.	1,563	148,032
Teledyne Technologies, Inc. (A)	777	310,730
Trimble, Inc. (A)	4,096	207,094
TTM Technologies, Inc. (A)	1,778	26,812
Vishay Intertechnology, Inc.	2,027	43,722
Vishay Precision Group, Inc. (A)	247	9,547
Vontier Corp.	2,602	50,297
Zebra Technologies Corp., Class A (A)	855	219,231
		4,656,704
IT services – 3.8%
Affirm Holdings, Inc. (A)	3,833	37,065
Akamai Technologies, Inc. (A)	2,600	219,180
Automatic Data Processing, Inc.	6,807	1,625,920
AvidXchange Holdings, Inc. (A)	3,067	30,486
Backblaze, Inc., Class A (A)	179	1,101
BigCommerce Holdings, Inc., Series 1 (A)	1,168	10,208
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Block, Inc. (A)	8,691	$546,142
BM Technologies, Inc. (A)	308	1,605
Brightcove, Inc. (A)	902	4,717
Broadridge Financial Solutions, Inc.	1,924	258,066
Cass Information Systems, Inc.	256	11,730
Cloudflare, Inc., Class A (A)	4,654	210,407
Cognizant Technology Solutions Corp., Class A	8,500	486,115
Concentrix Corp.	861	114,651
Conduent, Inc. (A)	3,930	15,917
CSG Systems International, Inc.	542	31,002
Cyxtera Technologies, Inc. (A)	2,849	5,470
DigitalOcean Holdings, Inc. (A)	1,622	41,312
DXC Technology Company (A)	3,794	100,541
Edgio, Inc. (A)	3,318	3,749
EPAM Systems, Inc. (A)	942	308,731
Euronet Worldwide, Inc. (A)	849	80,129
Evo Payments, Inc., Class A (A)	811	27,444
ExlService Holdings, Inc. (A)	546	92,509
Fastly, Inc., Class A (A)	1,995	16,339
Fidelity National Information Services, Inc.	9,975	676,804
Fiserv, Inc. (A)	10,490	1,060,224
FleetCor Technologies, Inc. (A)	1,229	225,743
Flywire Corp. (A)	1,698	41,550
Gartner, Inc. (A)	1,296	435,637
Genpact, Ltd.	3,030	140,350
Global Payments, Inc.	4,631	459,951
GoDaddy, Inc., Class A (A)	2,554	191,090
Grid Dynamics Holdings, Inc. (A)	1,067	11,972
i3 Verticals, Inc., Class A (A)	424	10,320
IBEX Holdings, Ltd. (A)	196	4,871
IBM Corp.	14,793	2,084,186
Information Services Group, Inc.	1,038	4,775
Innodata, Inc. (A)	187	554
International Money Express, Inc. (A)	496	12,088
Jack Henry & Associates, Inc.	1,194	209,619
Kyndryl Holdings, Inc. (A)	3,641	40,488
Marqeta, Inc., Class A (A)	7,428	45,385
Mastercard, Inc., Class A	15,709	5,462,491
Maximus, Inc.	1,007	73,843
MoneyGram International, Inc. (A)	1,519	16,542
MongoDB, Inc. (A)	1,119	220,264
Okta, Inc. (A)	2,498	170,688
Paya Holdings, Inc. (A)	1,965	15,465
Paychex, Inc.	5,898	681,573
Paymentus Holdings, Inc., Class A (A)	578	4,630
Payoneer Global, Inc. (A)	5,500	30,085
PayPal Holdings, Inc. (A)	18,957	1,350,118
Paysign, Inc. (A)	1,105	2,851
Perficient, Inc. (A)	584	40,781
Priority Technology Holdings, Inc. (A)	1,154	6,070
Rackspace Technology, Inc. (A)	3,379	9,968
Remitly Global, Inc. (A)	2,668	30,549
Sabre Corp. (A)	5,497	33,971
Shift4 Payments, Inc., Class A (A)	852	47,652
Snowflake, Inc., Class A (A)	5,247	753,154
Squarespace, Inc., Class A (A)	1,525	33,809
SS&C Technologies Holdings, Inc.	4,202	218,756
StarTek, Inc. (A)	653	2,449
TaskUS, Inc., Class A (A)	505	8,535
The Glimpse Group, Inc. (A)	48	145
The Hackett Group, Inc.	589	11,998
The Western Union Company	6,396	88,073
Thoughtworks Holding, Inc. (A)	5,068	51,643
Toast, Inc., Class A (A)	5,509	99,327

The accompanying notes are an integral part of the financial statements.	186

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
TTEC Holdings, Inc.	804	$35,481
Twilio, Inc., Class A (A)	2,857	139,879
Unisys Corp. (A)	1,317	6,730
VeriSign, Inc. (A)	1,754	360,342
Verra Mobility Corp. (A)	2,598	35,930
Visa, Inc., Class A	26,792	5,566,306
WEX, Inc. (A)	726	118,810
		25,665,051
Semiconductors and semiconductor equipment – 4.3%
ACM Research, Inc., Class A (A)	1,003	7,733
Advanced Micro Devices, Inc. (A)	26,454	1,713,426
Aehr Test Systems (A)	421	8,462
Allegro MicroSystems, Inc. (A)	3,168	95,103
Alpha & Omega Semiconductor, Ltd. (A)	487	13,914
Ambarella, Inc. (A)	642	52,792
Amkor Technology, Inc.	4,048	97,071
Analog Devices, Inc.	8,424	1,381,789
Applied Materials, Inc.	14,095	1,372,571
Atomera, Inc. (A)	385	2,395
Axcelis Technologies, Inc. (A)	550	43,648
AXT, Inc. (A)	287	1,257
Broadcom, Inc.	6,632	3,708,150
CEVA, Inc. (A)	442	11,306
Cirrus Logic, Inc. (A)	781	58,169
Cohu, Inc. (A)	842	26,986
Diodes, Inc. (A)	757	57,638
Enphase Energy, Inc. (A)	2,221	588,476
Entegris, Inc.	2,452	160,827
Everspin Technologies, Inc. (A)	78	434
First Solar, Inc. (A)	1,746	261,533
FormFactor, Inc. (A)	1,299	28,877
GlobalFoundries, Inc. (A)(B)	8,854	477,142
Ichor Holdings, Ltd. (A)	384	10,299
Impinj, Inc. (A)	423	46,183
Intel Corp.	67,236	1,777,047
KLA Corp.	2,322	875,464
Kopin Corp. (A)	1,136	1,409
Kulicke & Soffa Industries, Inc.	961	42,534
Lam Research Corp.	2,244	943,153
Lattice Semiconductor Corp. (A)	2,262	146,759
MACOM Technology Solutions Holdings, Inc. (A)	1,158	72,931
Marvell Technology, Inc.	13,989	518,153
MaxLinear, Inc. (A)	1,322	44,882
Meta Materials, Inc. (A)(B)	5,869	6,984
Microchip Technology, Inc.	9,055	636,114
Micron Technology, Inc.	18,068	903,039
MKS Instruments, Inc.	1,042	88,289
Monolithic Power Systems, Inc.	768	271,572
NVE Corp.	86	5,569
NVIDIA Corp.	40,792	5,961,343
ON Semiconductor Corp. (A)	7,109	443,388
Onto Innovation, Inc. (A)	832	56,651
PDF Solutions, Inc. (A)	654	18,652
Photronics, Inc. (A)	1,065	17,924
Pixelworks, Inc. (A)	598	1,058
Power Integrations, Inc.	950	68,134
Qorvo, Inc. (A)	1,695	153,635
Qualcomm, Inc.	18,392	2,022,016
Rambus, Inc. (A)	1,834	65,694
Semtech Corp. (A)	1,046	30,010
Silicon Laboratories, Inc. (A)	567	76,925
SiTime Corp. (A)	340	34,551
SkyWater Technology, Inc. (A)	651	4,629
Skyworks Solutions, Inc.	2,632	239,854
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
SMART Global Holdings, Inc. (A)	881	$13,109
Synaptics, Inc. (A)	659	62,710
Teradyne, Inc.	2,585	225,800
Texas Instruments, Inc.	14,947	2,469,543
Ultra Clean Holdings, Inc. (A)	780	25,857
Universal Display Corp.	788	85,136
Veeco Instruments, Inc. (A)	900	16,722
Wolfspeed, Inc. (A)	2,039	140,773
		28,794,194
Software – 8.3%
8x8, Inc. (A)	2,080	8,986
A10 Networks, Inc.	1,300	21,619
ACI Worldwide, Inc. (A)	1,918	44,114
Adeia, Inc.	1,869	17,718
Adobe, Inc. (A)	7,668	2,580,512
Agilysys, Inc. (A)	424	33,555
Alarm.com Holdings, Inc. (A)	836	41,365
Alkami Technology, Inc. (A)	1,353	19,740
Altair Engineering, Inc., Class A (A)	892	40,559
Alteryx, Inc., Class A (A)	1,007	51,025
American Software, Inc., Class A	618	9,072
Amplitude, Inc., Class A (A)	1,146	13,844
ANSYS, Inc. (A)	1,430	345,474
Appfolio, Inc., Class A (A)	342	36,040
Appian Corp., Class A (A)	703	22,890
Applied Digital Corp. (A)	1,358	2,499
AppLovin Corp., Class A (A)	4,899	51,586
Arteris, Inc. (A)	256	1,101
Asana, Inc., Class A (A)	2,165	29,812
Aspen Technology, Inc. (A)	1,065	218,751
Asure Software, Inc. (A)	122	1,139
Autodesk, Inc. (A)	3,539	661,333
AvePoint, Inc. (A)	2,600	10,686
Benefitfocus, Inc. (A)	634	6,632
Bentley Systems, Inc., Class B	4,577	169,166
Bill.com Holdings, Inc. (A)	1,708	186,104
Black Knight, Inc. (A)	2,567	158,512
Blackbaud, Inc. (A)	885	52,091
Blackline, Inc. (A)	994	66,866
Blend Labs, Inc., Class A (A)	3,398	4,893
Box, Inc., Class A (A)	2,356	73,342
Braze, Inc., Class A (A)	895	24,416
c3.ai, Inc., Class A (A)	1,819	20,355
Cadence Design Systems, Inc. (A)	4,490	721,274
CCC Intelligent Solutions Holdings, Inc. (A)	9,972	86,756
Cerence, Inc. (A)	696	12,897
Ceridian HCM Holding, Inc. (A)	2,524	161,915
Clear Secure, Inc., Class A	1,377	37,771
Clearwater Analytics Holdings, Inc., Class A (A)	1,001	18,769
CommVault Systems, Inc. (A)	745	46,816
Confluent, Inc., Class A (A)	2,348	52,220
Consensus Cloud Solutions, Inc. (A)	297	15,967
CoreCard Corp. (A)	182	5,273
Couchbase, Inc. (A)	674	8,937
Coupa Software, Inc. (A)	1,256	99,438
Crowdstrike Holdings, Inc., Class A (A)	3,529	371,568
CS Disco, Inc. (A)	897	5,669
Cvent Holding Corp. (A)	7,673	41,434
Datadog, Inc., Class A (A)	4,779	351,257
Digimarc Corp. (A)	294	5,436
Digital Turbine, Inc. (A)	1,591	24,247
DocuSign, Inc. (A)	3,306	183,219
Dolby Laboratories, Inc., Class A	1,016	71,669

The accompanying notes are an integral part of the financial statements.	187

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Domo, Inc., Class B (A)	570	$8,117
DoubleVerify Holdings, Inc. (A)	2,579	56,635
Dropbox, Inc., Class A (A)	4,530	101,381
Duck Creek Technologies, Inc. (A)	2,105	25,365
Dynatrace, Inc. (A)	4,725	180,968
E2open Parent Holdings, Inc. (A)	4,487	26,339
Ebix, Inc.	450	8,982
eGain Corp. (A)	659	5,951
Embark Technology, Inc. (A)	485	1,596
Enfusion, Inc., Class A (A)	950	9,187
EngageSmart, Inc. (A)	2,600	45,760
Envestnet, Inc. (A)	921	56,826
Everbridge, Inc. (A)	671	19,848
EverCommerce, Inc. (A)	3,253	24,202
Expensify, Inc., Class A (A)	980	8,653
Fair Isaac Corp. (A)	415	248,411
Five9, Inc. (A)	1,163	78,921
ForgeRock, Inc., Class A (A)	808	18,398
Fortinet, Inc. (A)	12,935	632,392
Freshworks, Inc., Class A (A)	2,458	36,157
Gen Digital, Inc.	10,150	217,515
Gitlab, Inc., Class A (A)	1,439	65,388
Guidewire Software, Inc. (A)	1,386	86,708
HashiCorp, Inc., Class A (A)	1,258	34,394
HubSpot, Inc. (A)	790	228,413
Informatica, Inc., Class A (A)	3,953	64,394
Instructure Holdings, Inc. (A)	2,180	51,099
Intapp, Inc. (A)	971	24,217
InterDigital, Inc.	505	24,987
Intuit, Inc.	4,620	1,798,196
Jamf Holding Corp. (A)	1,836	39,107
JFrog, Ltd. (A)	1,675	35,728
Kaltura, Inc. (A)	1,498	2,577
KnowBe4, Inc., Class A (A)	1,431	35,460
LivePerson, Inc. (A)	1,279	12,969
LiveRamp Holdings, Inc. (A)	1,144	26,815
LiveVox Holdings, Inc. (A)	1,193	3,543
Manhattan Associates, Inc. (A)	1,036	125,770
Marathon Digital Holdings, Inc. (A)(B)	1,897	6,488
Matterport, Inc. (A)	4,431	12,407
MeridianLink, Inc. (A)	1,186	16,284
Microsoft Corp.	122,154	29,294,972
MicroStrategy, Inc., Class A (A)(B)	157	22,226
Mitek Systems, Inc. (A)	858	8,314
Model N, Inc. (A)	632	25,634
Momentive Global, Inc. (A)	2,552	17,864
N-able, Inc. (A)	3,105	31,919
nCino, Inc. (A)	1,764	46,640
NCR Corp. (A)	2,282	53,422
New Relic, Inc. (A)	1,119	63,168
NextNav, Inc. (A)	1,543	4,521
Nutanix, Inc., Class A (A)	3,704	96,489
Olo, Inc., Class A (A)	1,803	11,269
ON24, Inc. (A)	546	4,712
OneSpan, Inc. (A)	743	8,314
Oracle Corp.	44,140	3,608,004
PagerDuty, Inc. (A)	1,505	39,973
Palantir Technologies, Inc., Class A (A)	32,261	207,116
Palo Alto Networks, Inc. (A)	4,908	684,862
Paycom Software, Inc. (A)	986	305,966
Paycor HCM, Inc. (A)	2,922	71,501
Paylocity Holding Corp. (A)	910	176,777
Pegasystems, Inc.	1,377	47,148
PowerSchool Holdings, Inc., Class A (A)	3,254	75,102
Procore Technologies, Inc. (A)	2,210	104,268
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Progress Software Corp.	725	$36,576
PROS Holdings, Inc. (A)	783	18,996
PTC, Inc. (A)	1,932	231,917
Q2 Holdings, Inc. (A)	981	26,359
Qualtrics International, Inc., Class A (A)	2,826	29,334
Qualys, Inc. (A)	634	71,154
Rapid7, Inc. (A)	989	33,606
Rimini Street, Inc. (A)	1,519	5,787
RingCentral, Inc., Class A (A)	1,429	50,587
Riot Blockchain, Inc. (A)	2,534	8,590
Roper Technologies, Inc.	1,735	749,676
Rubicon Technologies, Inc. (A)	541	963
salesforce.com, Inc. (A)	16,385	2,172,487
Samsara, Inc., Class A (A)	1,922	23,890
SecureWorks Corp., Class A (A)	542	3,463
SEMrush Holdings, Inc., Class A (A)	848	6,903
SentinelOne, Inc., Class A (A)	3,431	50,058
ServiceNow, Inc. (A)	3,311	1,285,562
ShotSpotter, Inc. (A)	239	8,085
Smartsheet, Inc., Class A (A)	2,165	85,214
Smith Micro Software, Inc. (A)	417	876
SolarWinds Corp. (A)	2,802	26,227
Splunk, Inc. (A)	2,677	230,463
Sprinklr, Inc., Class A (A)	2,024	16,536
Sprout Social, Inc., Class A (A)	784	44,265
SPS Commerce, Inc. (A)	594	76,287
Sumo Logic, Inc. (A)	1,848	14,969
Synopsys, Inc. (A)	2,504	799,502
Telos Corp. (A)	1,050	5,345
Tenable Holdings, Inc. (A)	1,864	71,112
Teradata Corp. (A)	1,699	57,188
Tyler Technologies, Inc. (A)	684	220,528
UiPath, Inc., Class A (A)	7,709	97,981
Unity Software, Inc. (A)(B)	6,748	192,925
Upland Software, Inc. (A)	553	3,943
UserTesting, Inc. (A)	2,313	17,371
Varonis Systems, Inc. (A)	1,852	44,337
Verint Systems, Inc. (A)	1,108	40,198
Veritone, Inc. (A)	504	2,671
Vertex, Inc., Class A (A)	864	12,537
Viant Technology, Inc., Class A (A)	646	2,597
VirnetX Holding Corp. (A)	1,593	2,071
VMware, Inc., Class A (A)	6,920	849,499
Weave Communications, Inc. (A)	969	4,438
Workday, Inc., Class A (A)	3,300	552,189
Workiva, Inc. (A)	808	67,848
Xperi, Inc. (A)	833	7,172
Yext, Inc. (A)	2,165	14,137
Zeta Global Holdings Corp., Class A (A)	2,922	23,873
Zoom Video Communications, Inc., Class A (A)	4,121	279,157
Zscaler, Inc. (A)	2,333	261,063
Zuora, Inc., Class A (A)	2,245	14,278
		55,817,848
Technology hardware, storage and peripherals – 5.3%
Apple, Inc.	263,248	34,203,755
Avid Technology, Inc. (A)	804	21,378
Corsair Gaming, Inc. (A)	1,483	20,124
CPI Card Group, Inc. (A)	153	5,520
Dell Technologies, Inc., Class C	4,261	171,377
Diebold Nixdorf, Inc. (A)	790	1,122
Eastman Kodak Company (A)	845	2,577
Hewlett Packard Enterprise Company	21,188	338,160
HP, Inc.	16,516	443,785
Immersion Corp. (A)	731	5,139

The accompanying notes are an integral part of the financial statements.	188

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Intevac, Inc. (A)	711	$4,600
IonQ, Inc. (A)(B)	3,046	10,509
NetApp, Inc.	3,587	215,435
Pure Storage, Inc., Class A (A)	4,903	131,204
TransAct Technologies, Inc. (A)	26	162
Turtle Beach Corp. (A)	214	1,534
Western Digital Corp. (A)	5,196	163,934
Xerox Holdings Corp.	2,690	39,274
		35,779,589
		156,454,296
Materials – 2.5%
Chemicals – 1.4%
AdvanSix, Inc.	524	19,922
Air Products & Chemicals, Inc.	3,644	1,123,299
Albemarle Corp.	1,926	417,672
American Vanguard Corp.	632	13,721
Amyris, Inc. (A)(B)	5,405	8,270
Ashland, Inc.	882	94,841
Aspen Aerogels, Inc. (A)	612	7,215
Avient Corp.	1,554	52,463
Axalta Coating Systems, Ltd. (A)	3,693	94,061
Balchem Corp.	457	55,804
Cabot Corp.	965	64,501
Celanese Corp.	1,702	174,012
CF Industries Holdings, Inc.	3,285	279,882
Chase Corp.	194	16,734
Core Molding Technologies, Inc. (A)	20	260
Corteva, Inc.	11,797	693,428
CVR Nitrogen LP (A)(C)	1,086	195
Danimer Scientific, Inc. (A)	1,518	2,717
Diversey Holdings, Ltd. (A)	4,875	20,768
Dow, Inc.	11,811	595,156
DuPont de Nemours, Inc.	8,233	565,031
Eastman Chemical Company	2,054	167,278
Ecolab, Inc.	4,686	682,094
Ecovyst, Inc. (A)	2,475	21,929
Element Solutions, Inc.	3,435	62,483
Flotek Industries, Inc. (A)	921	1,032
FMC Corp.	2,092	261,082
FutureFuel Corp.	986	8,016
Ginkgo Bioworks Holdings, Inc. (A)(B)	22,649	38,277
Hawkins, Inc.	415	16,019
HB Fuller Company	912	65,317
Huntsman Corp.	3,388	93,102
Ingevity Corp. (A)	659	46,420
Innospec, Inc.	397	40,835
International Flavors & Fragrances, Inc.	4,203	440,643
Intrepid Potash, Inc. (A)	154	4,446
Koppers Holdings, Inc.	390	10,998
Kronos Worldwide, Inc.	2,074	19,496
Livent Corp. (A)	2,960	58,815
LSB Industries, Inc. (A)	1,275	16,958
Mativ Holdings, Inc.	986	20,607
Minerals Technologies, Inc.	469	28,478
NewMarket Corp.	118	36,711
Olin Corp.	2,402	127,162
Origin Materials, Inc. (A)	1,904	8,777
PPG Industries, Inc.	3,876	487,368
PureCycle Technologies, Inc. (A)	2,459	16,623
Quaker Chemical Corp.	311	51,906
Rayonier Advanced Materials, Inc. (A)	1,194	11,462
RPM International, Inc.	2,026	197,434
Sensient Technologies Corp.	716	52,211
Sisecam Resources LP	78	1,638
Stepan Company	227	24,166
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
The Chemours Company	2,600	$79,612
The Mosaic Company	5,701	250,103
The Scotts Miracle-Gro Company	934	45,383
The Sherwin-Williams Company	4,252	1,009,127
Tredegar Corp.	821	8,391
Trinseo PLC	506	11,491
Valhi, Inc.	518	11,396
Valvoline, Inc.	2,971	97,003
Westlake Chemical Partners LP	799	18,777
Westlake Corp.	2,089	214,206
		9,165,224
Construction materials – 0.1%
Eagle Materials, Inc.	636	84,493
Martin Marietta Materials, Inc.	984	332,562
Summit Materials, Inc., Class A (A)	2,228	63,260
United States Lime & Minerals, Inc.	114	16,047
Vulcan Materials Company	2,081	364,404
		860,766
Containers and packaging – 0.3%
AptarGroup, Inc.	916	100,742
Avery Dennison Corp.	1,341	242,721
Ball Corp.	5,183	265,059
Berry Global Group, Inc.	2,045	123,579
Crown Holdings, Inc.	2,006	164,913
Graphic Packaging Holding Company	5,165	114,921
Greif, Inc., Class A	804	53,916
International Paper Company	6,017	208,369
Myers Industries, Inc.	710	15,783
O-I Glass, Inc. (A)	2,612	43,281
Packaging Corp. of America	1,491	190,714
Pactiv Evergreen, Inc.	2,656	30,172
Ranpak Holdings Corp. (A)	1,215	7,011
Sealed Air Corp.	2,299	114,674
Silgan Holdings, Inc.	1,565	81,130
Sonoco Products Company	1,488	90,336
TriMas Corp.	806	22,358
Westrock Company	4,256	149,641
		2,019,320
Metals and mining – 0.7%
5E Advanced Materials, Inc. (A)	637	5,020
Alcoa Corp.	2,975	135,273
Alpha Metallurgical Resources, Inc.	291	42,599
Arconic Corp. (A)	1,745	36,924
ATI, Inc. (A)	2,186	65,274
Carpenter Technology Corp.	855	31,584
Century Aluminum Company (A)	1,672	13,677
Cleveland-Cliffs, Inc. (A)	8,565	137,982
Coeur Mining, Inc. (A)	4,942	16,605
Commercial Metals Company	1,876	90,611
Compass Minerals International, Inc.	664	27,224
Dakota Gold Corp. (A)	1,069	3,260
Freeport-McMoRan, Inc.	23,456	891,328
Gatos Silver, Inc. (A)	1,095	4,479
Haynes International, Inc.	261	11,925
Hecla Mining Company	9,827	54,638
Kaiser Aluminum Corp.	289	21,952
Materion Corp.	365	31,941
MP Materials Corp. (A)	2,977	72,282
Newmont Corp.	13,103	618,462
Nucor Corp.	4,301	566,915
Olympic Steel, Inc.	262	8,798
Pan American Silver Corp., CVR (A)	7,232	4,129
Piedmont Lithium, Inc. (A)	286	12,590
Ramaco Resources, Inc.	575	5,054

The accompanying notes are an integral part of the financial statements.	189

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Reliance Steel & Aluminum Company	910	$184,220
Royal Gold, Inc.	1,062	119,709
Ryerson Holding Corp.	659	19,941
Schnitzer Steel Industries, Inc., Class A	532	16,306
Southern Copper Corp.	12,711	767,617
Steel Dynamics, Inc.	3,015	294,566
SunCoke Energy, Inc.	1,558	13,446
TimkenSteel Corp. (A)	841	15,281
U.S. Steel Corp.	3,939	98,672
US Gold Corp. (A)	143	686
Warrior Met Coal, Inc.	879	30,449
Worthington Industries, Inc.	793	39,420
		4,510,839
Paper and forest products – 0.0%
Clearwater Paper Corp. (A)	317	11,986
Glatfelter Corp.	999	2,777
Louisiana-Pacific Corp.	1,205	71,336
Sylvamo Corp.	677	32,895
		118,994
		16,675,143
Real estate – 3.1%
Equity real estate investment trusts – 2.9%
Acadia Realty Trust	1,812	26,002
Agree Realty Corp.	1,193	84,619
Alexander & Baldwin, Inc.	1,411	26,428
Alexander's, Inc.	105	23,106
Alexandria Real Estate Equities, Inc.	2,515	366,360
American Assets Trust, Inc.	1,151	30,502
American Homes 4 Rent, Class A	5,853	176,409
American Tower Corp.	7,641	1,618,822
Americold Realty Trust, Inc.	4,289	121,422
Apartment Income REIT Corp.	2,626	90,098
Apartment Investment and Management Company, Class A	2,711	19,302
Apple Hospitality REIT, Inc.	3,995	63,041
Armada Hoffler Properties, Inc.	1,229	14,134
Ashford Hospitality Trust, Inc. (A)	444	1,985
AvalonBay Communities, Inc.	2,283	368,750
Bluerock Homes Trust, Inc. (A)	85	1,811
Boston Properties, Inc.	2,594	175,303
Braemar Hotels & Resorts, Inc.	978	4,020
Brandywine Realty Trust	3,382	20,799
Brixmor Property Group, Inc.	5,029	114,007
Broadstone Net Lease, Inc.	2,365	38,337
BRT Apartments Corp.	385	7,561
Camden Property Trust	1,551	173,526
CareTrust REIT, Inc.	1,737	32,273
CBL & Associates Properties, Inc.	347	8,009
Centerspace	226	13,259
Chatham Lodging Trust	1,043	12,798
Community Healthcare Trust, Inc.	472	16,898
Corporate Office Properties Trust	2,009	52,113
Cousins Properties, Inc.	2,664	67,373
Crown Castle, Inc.	7,119	965,621
CubeSmart	3,744	150,696
DiamondRock Hospitality Company	3,725	30,508
Digital Realty Trust, Inc.	4,744	475,681
Douglas Emmett, Inc.	2,995	46,962
Easterly Government Properties, Inc.	1,561	22,275
EastGroup Properties, Inc.	741	109,712
Elme Communities	1,645	29,281
Empire State Realty Trust, Inc., Class A	2,981	20,092
EPR Properties	1,307	49,300
Equinix, Inc.	1,499	981,890
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Equity Commonwealth	885	$22,098
Equity LifeStyle Properties, Inc.	2,967	191,668
Equity Residential	6,236	367,924
Essential Properties Realty Trust, Inc.	1,951	45,790
Essex Property Trust, Inc.	961	203,655
Extra Space Storage, Inc.	2,209	325,121
Farmland Partners, Inc.	930	11,588
Federal Realty Investment Trust	1,354	136,808
First Industrial Realty Trust, Inc.	2,253	108,730
Four Corners Property Trust, Inc.	1,453	37,676
Franklin Street Properties Corp.	2,261	6,173
Gaming and Leisure Properties, Inc.	4,293	223,622
Getty Realty Corp.	881	29,822
Gladstone Commercial Corp.	793	14,671
Gladstone Land Corp.	706	12,955
Global Medical REIT, Inc.	854	8,096
Global Net Lease, Inc.	1,926	24,210
Healthcare Realty Trust, Inc.	6,370	122,750
Healthpeak Properties, Inc.	9,008	225,831
Hersha Hospitality Trust, Class A	852	7,259
Highwoods Properties, Inc.	1,854	51,875
Host Hotels & Resorts, Inc.	11,886	190,770
Hudson Pacific Properties, Inc.	2,615	25,444
Independence Realty Trust, Inc.	3,277	55,250
Indus Realty Trust, Inc.	186	11,809
Industrial Logistics Properties Trust	1,490	4,872
Innovative Industrial Properties, Inc.	441	44,695
Invitation Homes, Inc.	10,123	300,046
Iron Mountain, Inc.	4,804	239,479
iStar, Inc.	1,236	9,431
JBG SMITH Properties	2,054	38,985
Kilroy Realty Corp.	2,018	78,036
Kimco Realty Corp.	10,305	218,260
Kite Realty Group Trust	3,726	78,432
Lamar Advertising Company, Class A	1,479	139,618
Life Storage, Inc.	1,345	132,483
LTC Properties, Inc.	749	26,612
LXP Industrial Trust	4,958	49,679
Medical Properties Trust, Inc.	10,043	111,879
Mid-America Apartment Communities, Inc.	1,807	283,681
National Health Investors, Inc.	787	41,097
National Retail Properties, Inc.	3,009	137,692
National Storage Affiliates Trust	1,277	46,125
Necessity Retail REIT, Inc.	2,393	14,190
NETSTREIT Corp.	495	9,073
New York REIT Liquidating LLC (A)(C)	457	2,805
NexPoint Residential Trust, Inc.	480	20,890
Office Properties Income Trust	1,104	14,738
Omega Healthcare Investors, Inc.	3,924	109,676
One Liberty Properties, Inc.	547	12,154
Orion Office REIT, Inc.	983	8,395
Outfront Media, Inc.	2,732	45,297
Paramount Group, Inc.	4,071	24,182
Park Hotels & Resorts, Inc.	3,834	45,203
Pebblebrook Hotel Trust	2,310	30,931
Phillips Edison & Company, Inc.	1,540	49,034
Physicians Realty Trust	3,981	57,605
Piedmont Office Realty Trust, Inc., Class A	2,477	22,714
Plymouth Industrial REIT, Inc.	458	8,784
PotlatchDeltic Corp.	1,431	62,950
Prologis, Inc.	15,171	1,710,227
Public Storage	2,878	806,387
Rayonier, Inc.	2,536	83,587
Realty Income Corp.	9,835	623,834

The accompanying notes are an integral part of the financial statements.	190

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Regency Centers Corp.	2,885	$180,313
Retail Opportunity Investments Corp.	2,320	34,870
Rexford Industrial Realty, Inc.	2,608	142,501
RLJ Lodging Trust	2,896	30,669
RPT Realty	1,545	15,512
Ryman Hospitality Properties, Inc.	930	76,055
Sabra Health Care REIT, Inc.	4,102	50,988
Safehold, Inc.	1,066	30,509
Saul Centers, Inc.	490	19,933
SBA Communications Corp.	1,775	497,550
Service Properties Trust	3,030	22,089
Simon Property Group, Inc.	5,380	632,042
SITE Centers Corp.	3,696	50,487
SL Green Realty Corp.	769	25,931
Spirit Realty Capital, Inc.	2,024	80,818
STAG Industrial, Inc.	2,912	94,087
STORE Capital Corp.	4,692	150,426
Summit Hotel Properties, Inc.	2,173	15,689
Sun Communities, Inc.	1,906	272,558
Sunstone Hotel Investors, Inc.	3,688	35,626
Tanger Factory Outlet Centers, Inc.	1,832	32,866
Terreno Realty Corp.	1,329	75,580
The Macerich Company	3,280	36,933
UDR, Inc.	5,225	202,364
UMH Properties, Inc.	958	15,424
Uniti Group, Inc.	4,136	22,872
Universal Health Realty Income Trust	293	13,985
Urban Edge Properties	2,162	30,463
Urstadt Biddle Properties, Inc., Class A	787	14,914
Ventas, Inc.	6,624	298,411
Veris Residential, Inc. (A)	1,641	26,141
VICI Properties, Inc.	15,179	491,800
Vornado Realty Trust	3,256	67,757
Welltower, Inc.	7,629	500,081
Weyerhaeuser Company	12,269	380,339
Whitestone REIT	991	9,553
WP Carey, Inc.	3,216	251,330
Xenia Hotels & Resorts, Inc.	2,067	27,243
		19,813,147
Real estate management and development – 0.2%
Anywhere Real Estate, Inc. (A)	1,533	9,796
CBRE Group, Inc., Class A (A)	5,323	409,658
Compass, Inc., Class A (A)	6,964	16,226
DigitalBridge Group, Inc.	2,569	28,105
Douglas Elliman, Inc.	1,405	5,718
eXp World Holdings, Inc.	2,650	29,362
Fathom Holdings, Inc. (A)	284	1,207
Five Point Holdings LLC, Class A (A)	2,087	4,863
Forestar Group, Inc. (A)	999	15,395
FRP Holdings, Inc. (A)	226	12,172
Jones Lang LaSalle, Inc. (A)	813	129,568
Kennedy-Wilson Holdings, Inc.	2,447	38,491
Marcus & Millichap, Inc.	708	24,391
Maui Land & Pineapple Company, Inc. (A)	264	2,487
Newmark Group, Inc., Class A	2,923	23,296
Opendoor Technologies, Inc. (A)	10,757	12,478
Rafael Holdings, Inc., Class B (A)	347	649
RE/MAX Holdings, Inc., Class A	374	6,971
Redfin Corp. (A)	1,922	8,149
Seritage Growth Properties, Class A (A)	866	10,245
Tejon Ranch Company (A)	577	10,871
The Howard Hughes Corp. (A)	851	65,033
The RMR Group, Inc., Class A	311	8,786
The St. Joe Company	1,041	40,235
WeWork, Inc., Class A (A)	11,121	15,903
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
Zillow Group, Inc., Class A (A)	45	$1,404
Zillow Group, Inc., Class C (A)	3,654	117,695
		1,049,154
		20,862,301
Utilities – 2.9%
Electric utilities – 1.8%
ALLETE, Inc.	971	62,639
Alliant Energy Corp.	3,580	197,652
American Electric Power Company, Inc.	8,433	800,713
Avangrid, Inc.	5,981	257,063
Constellation Energy Corp.	5,375	463,379
Duke Energy Corp.	12,617	1,299,425
Edison International	6,285	399,852
Entergy Corp.	3,343	376,088
Evergy, Inc.	3,792	238,631
Eversource Energy	5,697	477,636
Exelon Corp.	16,307	704,952
FirstEnergy Corp.	9,399	394,194
Genie Energy, Ltd., B Shares	616	6,369
Hawaiian Electric Industries, Inc.	1,834	76,753
IDACORP, Inc.	854	92,104
MGE Energy, Inc.	651	45,830
NextEra Energy, Inc.	32,565	2,722,434
NRG Energy, Inc.	3,773	120,057
OGE Energy Corp.	3,350	132,493
Otter Tail Corp.	715	41,978
PG&E Corp. (A)	32,629	530,548
Pinnacle West Capital Corp.	1,796	136,568
PNM Resources, Inc.	1,428	69,672
Portland General Electric Company	1,498	73,402
PPL Corp.	12,166	355,491
The Southern Company	17,831	1,273,312
Via Renewables, Inc.	626	3,199
Xcel Energy, Inc.	8,988	630,149
		11,982,583
Gas utilities – 0.2%
Atmos Energy Corp.	2,179	244,201
Chesapeake Utilities Corp.	310	36,636
National Fuel Gas Company	1,545	97,799
New Jersey Resources Corp.	1,632	80,980
Northwest Natural Holding Company	625	29,744
ONE Gas, Inc.	913	69,132
RGC Resources, Inc.	228	5,027
South Jersey Industries, Inc.	1,973	70,101
Southwest Gas Holdings, Inc.	848	52,474
Spire, Inc.	886	61,010
Star Group LP	919	11,074
Suburban Propane Partners LP	1,244	18,884
UGI Corp.	3,409	126,372
		903,434
Independent power and renewable electricity producers – 0.1%
Altus Power, Inc. (A)	2,340	15,257
Brookfield Renewable Corp., Class A	112	3,084
Clearway Energy, Inc., Class A	1,122	33,570
Clearway Energy, Inc., Class C	974	31,041
Montauk Renewables, Inc. (A)	2,220	24,487
NextEra Energy Partners LP	1,301	91,187
Ormat Technologies, Inc.	934	80,772
Sunnova Energy International, Inc. (A)	1,925	34,669
The AES Corp.	10,972	315,555

The accompanying notes are an integral part of the financial statements.	191

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Independent power and renewable electricity producers (continued)
Vistra Corp.	6,881	$159,639
		789,261
Multi-utilities – 0.7%
Ameren Corp.	4,112	365,639
Avista Corp.	1,244	55,159
Black Hills Corp.	1,090	76,671
CenterPoint Energy, Inc.	10,375	311,146
CMS Energy Corp.	4,773	302,274
Consolidated Edison, Inc.	5,822	554,895
Dominion Energy, Inc.	13,623	835,362
DTE Energy Company	3,181	373,863
NiSource, Inc.	6,682	183,220
NorthWestern Corp.	961	57,026
Public Service Enterprise Group, Inc.	8,234	504,497
Sempra Energy	5,159	797,272
Unitil Corp.	316	16,230
WEC Energy Group, Inc.	5,181	485,771
		4,919,025
Water utilities – 0.1%
American States Water Company	629	58,214
American Water Works Company, Inc.	2,988	455,431
Artesian Resources Corp., Class A	193	11,306
Cadiz, Inc. (A)	752	1,880
California Water Service Group	934	56,638
Essential Utilities, Inc.	3,844	183,474
Global Water Resources, Inc.	595	7,902
Middlesex Water Company	324	25,489
Pure Cycle Corp. (A)	615	6,445
SJW Group	527	42,787
The York Water Company	308	13,854
		863,420
		19,457,723
TOTAL COMMON STOCKS (Cost $328,118,894)		$651,574,987
PREFERRED SECURITIES – 0.0%
Consumer discretionary – 0.0%
Internet and direct marketing retail – 0.0%
Qurate Retail, Inc., 8.000%	260	8,908
Industrials – 0.0%
Industrial conglomerates – 0.0%
Steel Partners Holdings LP, 6.000%	510	11,715
Information technology – 0.0%
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Semiconductors and semiconductor equipment – 0.0%
Meta Materials, Inc. (A)(B)	2,456	$7,110
TOTAL PREFERRED SECURITIES (Cost $89,143)		$27,733
WARRANTS – 0.0%
Chord Energy Corp. (Expiration Date: 11-19-24; Strike Price: $90.57) (A)	31	1,953
Denbury, Inc. (Expiration Date: 9-18-23; Strike Price: $35.41) (A)	23	1,225
Nabors Industries, Ltd. (Expiration Date: 6-11-26; Strike Price: $166.67) (A)	77	2,533
Tidewater, Inc., Class A (Expiration Date: 7-31-23; Strike Price: $57.06) (A)	66	72
Tidewater, Inc., Class B (Expiration Date: 7-31-23; Strike Price: $62.28) (A)	71	47
Triumph Group, Inc. (Expiration Date: 12-19-23; Strike Price: $12.35) (A)	309	207
TOTAL WARRANTS (Cost $120,153)		$6,037
SHORT-TERM INVESTMENTS – 3.8%
Short-term funds – 3.8%
John Hancock Collateral Trust, 4.2988% (D)(E)	2,527,141	25,260,797
TOTAL SHORT-TERM INVESTMENTS (Cost $25,259,777)		$25,260,797
Total Investments (Total Stock Market Index Trust) (Cost $353,587,967) – 100.3%		$676,869,554
Other assets and liabilities, net – (0.3%)		(1,896,243)
TOTAL NET ASSETS – 100.0%		$674,973,311
Security Abbreviations and Legend
ADR	American Depositary Receipt
CVR	Contingent Value Right
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $2,765,647.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	38	Long	Mar 2023	$3,391,119	$3,364,710	$(26,409)
S&P 500 E-Mini Index Futures	104	Long	Mar 2023	20,265,486	20,077,200	(188,286)
						$(214,695)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	192

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Disciplined Value International Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Equity Trust, Health Sciences Trust, International Equity Index Trust, International Small Company Trust, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Growth Trust, Mid Value Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust and Total Stock Market Index Trust

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Disciplined Value International Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Equity Trust, Health Sciences Trust, International Equity Index Trust, International Small Company Trust, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Growth Trust, Mid Value Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust and Total Stock Market Index Trust (thirty-five of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (included in Item 1 of this Form N-CSR) and the portfolios of investments (included in Item 6 of this Form N-CSR) as of December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Boston, Massachusetts

February 21, 2023

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

2 of 2

JOHN HANCOCK
Variable Insurance Trust

Bond Trusts
Annual report
December 31, 2022

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 38.7%
U.S. Government – 15.2%
U.S. Treasury Bonds
1.250%, 05/15/2050	$2,000,000	$1,076,328
1.625%, 11/15/2050	6,500,000	3,867,500
1.875%, 02/15/2041	6,000,000	4,240,781
2.000%, 08/15/2051	3,000,000	1,964,297
2.250%, 05/15/2041	3,000,000	2,255,273
2.500%, 02/15/2045	7,566,000	5,696,075
3.000%, 02/15/2047 to 08/15/2052	27,333,000	22,501,527
3.375%, 08/15/2042	4,759,000	4,253,356
4.000%, 11/15/2042 to 11/15/2052	8,000,000	7,867,758
U.S. Treasury Notes
1.125%, 02/15/2031	3,000,000	2,445,117
1.375%, 11/15/2031	4,000,000	3,255,625
1.625%, 05/15/2031	3,000,000	2,522,930
2.375%, 05/15/2027	6,000,000	5,593,828
2.875%, 08/15/2028	7,000,000	6,591,758
3.875%, 11/30/2027	2,790,000	2,774,742
4.125%, 11/15/2032	5,199,000	5,305,417
4.250%, 10/15/2025	1,016,000	1,015,206
		83,227,518
U.S. Government Agency – 23.5%
Federal Home Loan Mortgage Corp.
2.500%, 08/01/2051 to 12/01/2051	1,823,299	1,563,026
3.000%, 03/01/2043 to 12/01/2049	4,791,739	4,318,027
3.500%, 10/01/2046 to 04/01/2052	13,813,377	12,786,977
3.500%, 03/01/2052 to 04/01/2052 (A)	992,237	908,684
4.000%, 01/01/2041 to 05/01/2052	614,760	591,609
4.500%, 09/01/2023 to 09/01/2052	4,494,664	4,397,224
5.000%, 10/01/2052 to 12/01/2052 (A)	2,501,714	2,482,238
5.500%, 09/01/2052	1,345,690	1,365,074
Federal National Mortgage Association
2.000%, 10/01/2050 to 02/01/2052	2,761,049	2,281,379
2.459%, 04/01/2034 (B)	999,704	814,632
2.500%, 08/01/2051 to 03/01/2052	8,032,731	6,861,776
3.000%, 01/01/2043 to 03/01/2052	29,952,068	26,667,410
3.500%, 06/01/2042 to 05/01/2052	21,186,766	19,561,504
3.780%, (12 month LIBOR + 1.607%), 08/01/2034 (C)	129,131	129,445
4.000%, 10/01/2025 to 07/01/2052	23,434,457	22,283,307
4.372%, (6 month LIBOR + 2.122%), 07/01/2033 (C)	13,988	14,084
4.500%, TBA (A)	1,260,000	1,252,420
4.500%, 11/01/2037 to 10/01/2052	9,310,085	9,089,829
5.000%, 12/01/2034 to 10/01/2052	3,852,317	3,853,564
5.000%, 12/01/2052 (A)	559,000	555,878
5.500%, 09/01/2034 to 11/01/2052	2,665,371	2,712,882
5.500%, 12/01/2052 (A)	2,608,534	2,646,834
6.000%, 05/01/2035 to 02/01/2036	881,312	915,222
7.000%, 09/01/2031 to 06/01/2032	73,147	77,398
7.500%, 09/01/2029 to 08/01/2031	10,189	10,679
Government National Mortgage Association
4.000%, 02/15/2041	751,991	721,898
5.000%, 04/15/2035	115,999	115,852
5.500%, 03/15/2035	44,085	45,087
6.000%, 03/15/2033 to 06/15/2033	93,618	96,650
6.500%, 09/15/2028 to 08/15/2031	14,213	14,598
7.000%, 04/15/2029	20,066	20,744
8.000%, 10/15/2026	8,945	9,214
		129,165,145
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $231,096,898)		$212,392,663
Active Bond Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 0.7%
Argentina – 0.1%
Republic of Argentina 3.500%, (3.500% to 7-9-29, then 4.875% thereafter), 07/09/2041		$596,000	$168,125
Republic of Argentina, GDP-Linked Note 7.531%, 12/15/2035 (D)*	ARS	19,532,033	1,115
			169,240
Germany – 0.2%
Federal Republic of Germany 6.250%, 01/04/2030	EUR	725,000	959,550
Mexico – 0.1%
Government of Mexico 8.000%, 12/07/2023	MXN	11,861,100	593,667
Panama – 0.1%
Republic of Panama
8.875%, 09/30/2027		$344,000	395,357
9.375%, 04/01/2029		130,000	154,167
			549,524
Qatar – 0.1%
State of Qatar
3.375%, 03/14/2024 (E)		323,000	316,371
5.103%, 04/23/2048 (E)		255,000	256,644
			573,015
Saudi Arabia – 0.1%
Kingdom of Saudi Arabia 4.375%, 04/16/2029 (E)		601,000	593,187
United Kingdom – 0.0%
Government of United Kingdom 6.000%, 12/07/2028	GBP	85,000	115,290
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,249,047)			$3,553,473
CORPORATE BONDS – 41.5%
Communication services – 3.9%
AT&T, Inc.
3.500%, 06/01/2041		$484,000	360,935
3.650%, 06/01/2051		612,000	431,039
4.350%, 06/15/2045		285,000	229,230
7.625%, 04/15/2031		451,000	504,326
C&W Senior Financing DAC 6.875%, 09/15/2027 (E)		249,000	231,570
CCO Holdings LLC 4.500%, 06/01/2033 (E)		210,000	161,118
Charter Communications Operating LLC
2.800%, 04/01/2031		400,000	311,403
3.900%, 06/01/2052		236,000	148,167
4.200%, 03/15/2028		581,000	534,005
4.800%, 03/01/2050		557,000	404,354
5.750%, 04/01/2048		643,000	526,418
6.484%, 10/23/2045		505,000	455,396
Comcast Corp.
3.969%, 11/01/2047		633,000	505,690
3.999%, 11/01/2049		761,000	600,504
Connect Finco SARL 6.750%, 10/01/2026 (E)		301,000	278,955
Deutsche Telekom International Finance BV 8.750%, 06/15/2030		758,000	893,877
Fox Corp. 3.500%, 04/08/2030		400,000	354,398
GCI LLC 4.750%, 10/15/2028 (E)		175,000	147,014
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030 (E)		400,000	335,003

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Level 3 Financing, Inc. 3.400%, 03/01/2027 (E)	$377,000	$318,560
Lions Gate Capital Holdings LLC 5.500%, 04/15/2029 (E)	289,000	167,561
Live Nation Entertainment, Inc. 4.750%, 10/15/2027 (E)	110,000	97,936
Lumen Technologies, Inc. 7.600%, 09/15/2039	1,000,000	682,611
Match Group Holdings II LLC
3.625%, 10/01/2031 (E)	81,000	62,116
4.125%, 08/01/2030 (E)	234,000	191,030
Millicom International Cellular SA 6.250%, 03/25/2029 (E)	214,200	204,780
MTN Mauritius Investments, Ltd. 4.755%, 11/11/2024 (E)	140,000	136,088
Netflix, Inc.
4.375%, 11/15/2026	700,000	673,750
4.875%, 04/15/2028	562,000	542,660
4.875%, 06/15/2030 (E)	277,000	258,330
5.375%, 11/15/2029 (E)	120,000	116,400
5.875%, 11/15/2028	487,000	493,589
News Corp.
3.875%, 05/15/2029 (E)	209,000	181,285
5.125%, 02/15/2032 (E)	107,000	97,370
Paramount Global 4.375%, 03/15/2043	642,000	442,085
Radiate Holdco LLC 6.500%, 09/15/2028 (E)	83,000	34,778
Sirius XM Radio, Inc.
4.000%, 07/15/2028 (E)	213,000	185,374
5.000%, 08/01/2027 (E)	373,000	344,787
Sprint Capital Corp. 6.875%, 11/15/2028	400,000	415,176
Sprint LLC 7.875%, 09/15/2023	261,000	264,650
Stagwell Global LLC 5.625%, 08/15/2029 (E)	381,000	314,165
Take-Two Interactive Software, Inc. 3.550%, 04/14/2025	187,000	179,961
Telefonica Emisiones SA 5.213%, 03/08/2047	477,000	383,028
Telesat Canada 5.625%, 12/06/2026 (E)	112,000	51,523
Time Warner Cable Enterprises LLC 8.375%, 07/15/2033	300,000	333,254
Time Warner Cable LLC 5.500%, 09/01/2041	450,000	373,444
T-Mobile USA, Inc.
2.875%, 02/15/2031	59,000	48,753
3.375%, 04/15/2029	372,000	327,646
3.875%, 04/15/2030	985,000	892,228
4.500%, 04/15/2050	300,000	246,641
Total Play Telecomunicaciones SA de CV
6.375%, 09/20/2028 (E)	278,000	217,104
7.500%, 11/12/2025 (E)	480,000	420,838
Univision Communications, Inc.
4.500%, 05/01/2029 (E)	111,000	92,825
7.375%, 06/30/2030 (E)	30,000	28,671
Verizon Communications, Inc.
4.272%, 01/15/2036	1,311,000	1,167,032
4.329%, 09/21/2028	697,000	670,154
4.522%, 09/15/2048	978,000	832,283
4.672%, 03/15/2055	397,000	341,787
5.012%, 08/21/2054	335,000	303,649
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Vodafone Group PLC 7.000%, (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%), 04/04/2079	$277,000	$278,504
Warnermedia Holdings, Inc.
5.050%, 03/15/2042 (E)	143,000	109,407
5.141%, 03/15/2052 (E)	515,000	374,388
WMG Acquisition Corp. 3.875%, 07/15/2030 (E)	287,000	247,207
		21,558,810
Consumer discretionary – 4.3%
Affinity Gaming 6.875%, 12/15/2027 (E)	159,000	134,806
Asbury Automotive Group, Inc.
4.625%, 11/15/2029 (E)	50,000	42,132
4.750%, 03/01/2030	175,000	146,362
AutoNation, Inc. 4.750%, 06/01/2030	666,000	594,202
AutoZone, Inc. 3.125%, 04/21/2026	535,000	505,289
Booking Holdings, Inc. 4.625%, 04/13/2030	406,000	392,106
Brinker International, Inc. 3.875%, 05/15/2023	740,000	732,913
Brookfield Residential Properties, Inc. 5.000%, 06/15/2029 (E)	154,000	120,331
CCM Merger, Inc. 6.375%, 05/01/2026 (E)	139,000	130,982
Century Communities, Inc. 3.875%, 08/15/2029 (E)	266,000	209,143
Choice Hotels International, Inc. 3.700%, 12/01/2029 to 01/15/2031	445,000	382,702
Dealer Tire LLC 8.000%, 02/01/2028 (E)	122,000	107,345
Dollar Tree, Inc. 4.200%, 05/15/2028	616,000	589,179
eBay, Inc. 2.700%, 03/11/2030	439,000	372,917
Expedia Group, Inc.
2.950%, 03/15/2031	293,000	235,610
4.625%, 08/01/2027	409,000	392,375
5.000%, 02/15/2026	1,090,000	1,075,610
Ford Motor Company 3.250%, 02/12/2032	177,000	132,740
Ford Motor Credit Company LLC
4.000%, 11/13/2030	225,000	184,689
4.125%, 08/17/2027	346,000	309,670
4.134%, 08/04/2025	909,000	850,815
5.113%, 05/03/2029	532,000	481,750
Full House Resorts, Inc. 8.250%, 02/15/2028 (E)	134,000	118,632
GEMS MENASA Cayman, Ltd. 7.125%, 07/31/2026 (E)	221,000	212,338
General Motors Company 5.400%, 10/15/2029 to 04/01/2048	507,000	464,652
General Motors Financial Company, Inc.
2.400%, 10/15/2028	805,000	667,511
3.600%, 06/21/2030	786,000	661,468
Group 1 Automotive, Inc. 4.000%, 08/15/2028 (E)	140,000	118,500
Hilton Grand Vacations Borrower Escrow LLC
4.875%, 07/01/2031 (E)	187,000	152,621
5.000%, 06/01/2029 (E)	238,000	204,680

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Hyatt Hotels Corp. 6.000%, 04/23/2030	$176,000	$172,168
Hyundai Capital America
1.000%, 09/17/2024 (E)	409,000	377,878
1.800%, 10/15/2025 (E)	201,000	180,783
2.375%, 10/15/2027 (E)	201,000	171,962
Jacobs Entertainment, Inc. 6.750%, 02/15/2029 (E)	104,000	93,874
KB Home
4.000%, 06/15/2031	215,000	172,828
7.250%, 07/15/2030	56,000	54,415
Ken Garff Automotive LLC 4.875%, 09/15/2028 (E)	169,000	141,373
Lithia Motors, Inc.
3.875%, 06/01/2029 (E)	101,000	83,033
4.375%, 01/15/2031 (E)	101,000	82,174
4.625%, 12/15/2027 (E)	50,000	45,097
Macy's Retail Holdings LLC
5.875%, 04/01/2029 to 03/15/2030 (E)	89,000	78,483
6.125%, 03/15/2032 (E)	34,000	28,578
Marriott International, Inc.
2.850%, 04/15/2031	500,000	404,891
3.125%, 06/15/2026	1,000,000	936,133
4.625%, 06/15/2030	308,000	287,399
McDonald's Corp.
3.600%, 07/01/2030	500,000	458,578
4.200%, 04/01/2050	500,000	415,995
MDC Holdings, Inc. 2.500%, 01/15/2031	155,000	111,783
Mercedes-Benz Finance North America LLC 3.500%, 08/03/2025 (E)	160,000	153,974
MGM Resorts International 4.750%, 10/15/2028	387,000	337,795
Midwest Gaming Borrower LLC 4.875%, 05/01/2029 (E)	243,000	206,760
Mohegan Gaming & Entertainment 8.000%, 02/01/2026 (E)	209,000	195,476
NCL Corp., Ltd. 3.625%, 12/15/2024 (E)	700,000	598,051
New Red Finance, Inc. 4.000%, 10/15/2030 (E)	553,000	447,825
NIKE, Inc.
2.750%, 03/27/2027	500,000	466,990
2.850%, 03/27/2030	500,000	446,823
Nissan Motor Acceptance Company LLC 1.125%, 09/16/2024 (E)	205,000	186,797
Nissan Motor Company, Ltd. 3.522%, 09/17/2025 (E)	299,000	277,741
Premier Entertainment Sub LLC 5.625%, 09/01/2029 (E)	139,000	102,499
Resorts World Las Vegas LLC 4.625%, 04/16/2029 (E)	300,000	212,769
Service Corp. International 4.000%, 05/15/2031	259,000	218,136
Target Corp. 2.250%, 04/15/2025	500,000	474,336
The Home Depot, Inc.
2.500%, 04/15/2027	500,000	460,089
2.700%, 04/15/2030	500,000	435,974
The Michaels Companies, Inc. 7.875%, 05/01/2029 (E)	20,000	13,363
The TJX Companies, Inc.
3.875%, 04/15/2030	400,000	374,205
4.500%, 04/15/2050	400,000	355,673
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Toll Brothers Finance Corp. 4.875%, 03/15/2027	$500,000	$477,417
Travel + Leisure Company
4.625%, 03/01/2030 (E)	101,000	83,756
6.000%, 04/01/2027	700,000	664,363
6.600%, 10/01/2025	147,000	144,435
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028 (E)	133,000	119,328
Yum! Brands, Inc.
3.625%, 03/15/2031	252,000	211,302
4.750%, 01/15/2030 (E)	131,000	120,193
5.350%, 11/01/2043	600,000	493,500
6.875%, 11/15/2037	292,000	296,132
		23,597,197
Consumer staples – 1.8%
Advantage Sales & Marketing, Inc. 6.500%, 11/15/2028 (E)	296,000	225,656
Anheuser-Busch Companies LLC 4.900%, 02/01/2046	151,000	137,270
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/2048	730,000	623,440
4.600%, 04/15/2048	269,000	233,748
Bunge, Ltd. Finance Corp. 3.250%, 08/15/2026	500,000	465,761
Coruripe Netherlands BV 10.000%, 02/10/2027 (E)	260,000	208,000
Edgewell Personal Care Company
4.125%, 04/01/2029 (E)	104,000	88,658
5.500%, 06/01/2028 (E)	183,000	171,147
Fomento Economico Mexicano SAB de CV 4.375%, 05/10/2043	1,000,000	824,789
General Mills, Inc. 2.875%, 04/15/2030	400,000	345,571
JBS USA LUX SA
3.625%, 01/15/2032 (E)	271,000	219,510
3.750%, 12/01/2031 (E)	86,000	70,253
5.125%, 02/01/2028 (E)	155,000	146,843
5.750%, 04/01/2033 (E)	424,000	404,403
Keurig Dr. Pepper, Inc. 3.200%, 05/01/2030	560,000	488,009
Kraft Heinz Foods Company
4.375%, 06/01/2046	638,000	518,441
5.000%, 06/04/2042	175,000	158,292
5.500%, 06/01/2050	159,000	151,956
MARB BondCo PLC 3.950%, 01/29/2031 (E)	308,000	236,416
NBM US Holdings, Inc. 6.625%, 08/06/2029 (E)	274,000	264,624
Oriflame Investment Holding PLC 5.125%, 05/04/2026 (E)	270,000	165,780
PepsiCo, Inc. 2.750%, 03/19/2030	500,000	442,722
Post Holdings, Inc. 5.500%, 12/15/2029 (E)	243,000	219,894
Reynolds American, Inc. 4.850%, 09/15/2023	1,000,000	997,811
Sysco Corp.
5.950%, 04/01/2030	355,000	367,409
6.600%, 04/01/2050	1,000,000	1,089,902
The Estee Lauder Companies, Inc. 2.600%, 04/15/2030	400,000	343,757
		9,610,062

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy – 4.6%
Aker BP ASA
3.000%, 01/15/2025 (E)	$165,000	$156,452
3.100%, 07/15/2031 (E)	278,000	227,994
3.750%, 01/15/2030 (E)	200,000	175,939
4.000%, 01/15/2031 (E)	523,000	458,356
Altera Infrastructure LP 8.500%, 07/15/2023 (E)(F)	227,000	5,675
Anadarko Petroleum Corp.
4.500%, 07/15/2044 (G)	400,000	270,181
5.550%, 03/15/2026	800,000	769,000
Antero Midstream Partners LP 5.375%, 06/15/2029 (E)	233,000	213,018
Antero Resources Corp. 5.375%, 03/01/2030 (E)	90,000	83,440
Apache Corp. 5.100%, 09/01/2040	325,000	269,332
Ascent Resources Utica Holdings LLC 5.875%, 06/30/2029 (E)	296,000	263,922
Buckeye Partners LP 3.950%, 12/01/2026	500,000	447,350
Cameron International Corp. 5.950%, 06/01/2041	1,178,000	1,055,982
Cheniere Energy Partners LP
4.000%, 03/01/2031	399,000	339,693
4.500%, 10/01/2029	461,000	414,541
CNOOC Finance 2003, Ltd. 5.500%, 05/21/2033 (E)	545,000	529,402
CNX Resources Corp. 7.375%, 01/15/2031 (E)	55,000	52,717
ConocoPhillips Company 5.950%, 03/15/2046	30,000	32,009
Continental Resources, Inc. 4.900%, 06/01/2044	595,000	441,102
CSI Compressco LP
7.500%, 04/01/2025 (E)	386,000	360,910
10.000%, (10.000% Cash or 7.250% Cash and 3.500% PIK), 04/01/2026 (E)	239,806	196,641
DCP Midstream Operating LP 5.850%, (5.850% to 5-21-23, then 3 month LIBOR + 3.850%), 05/21/2043 (E)	201,000	196,080
Devon Energy Corp.
5.000%, 06/15/2045	600,000	518,051
7.875%, 09/30/2031	874,000	986,252
Diamondback Energy, Inc. 3.125%, 03/24/2031	257,000	212,812
Enbridge Energy Partners LP 7.500%, 04/15/2038	600,000	658,849
Enbridge, Inc.
5.500%, (5.500% to 7-15-27, then 3 month LIBOR + 3.418%), 07/15/2077	347,000	306,790
5.750%, (5.750% to 4-15-30, then 5 Year CMT + 5.314%), 07/15/2080	310,000	280,308
6.250%, (6.250% to 3-1-28, then 3 month LIBOR + 3.641%), 03/01/2078	279,000	253,828
Energean Israel Finance, Ltd.
5.375%, 03/30/2028 (E)	99,000	88,481
5.875%, 03/30/2031 (E)	172,000	149,855
Energy Transfer LP
4.200%, 04/15/2027	228,000	215,165
5.150%, 03/15/2045	340,000	281,412
5.250%, 04/15/2029	661,000	639,158
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Energy Transfer LP (continued)
5.400%, 10/01/2047	$244,000	$206,682
5.500%, 06/01/2027	347,000	344,536
5.950%, 10/01/2043	300,000	275,632
6.500%, (6.500% to 11-15-26, then 5 Year CMT + 5.694%), 11/15/2026 (H)	474,000	407,640
Enterprise Products Operating LLC
5.250%, (5.250% to 8-16-27, then 3 month LIBOR + 3.033%), 08/16/2077	526,000	423,077
6.875%, 03/01/2033	471,000	514,550
EQM Midstream Partners LP 7.500%, 06/01/2027 to 06/01/2030 (E)	61,000	59,388
EQT Corp.
5.678%, 10/01/2025	73,000	72,645
7.000%, 02/01/2030	283,000	293,505
Hess Corp.
5.600%, 02/15/2041	400,000	378,108
5.800%, 04/01/2047	500,000	477,332
Hess Midstream Operations LP
4.250%, 02/15/2030 (E)	78,000	66,684
5.500%, 10/15/2030 (E)	31,000	28,361
Kinder Morgan Energy Partners LP 7.750%, 03/15/2032	195,000	215,912
Leviathan Bond, Ltd.
6.500%, 06/30/2027 (E)	426,000	411,449
6.750%, 06/30/2030 (E)	85,000	80,137
Marathon Oil Corp. 6.800%, 03/15/2032	785,000	807,590
MC Brazil Downstream Trading SARL 7.250%, 06/30/2031 (E)	276,000	227,590
Midwest Connector Capital Company LLC 3.900%, 04/01/2024 (E)	323,000	312,741
MPLX LP
4.000%, 03/15/2028	261,000	242,759
4.125%, 03/01/2027	103,000	97,285
4.250%, 12/01/2027	225,000	212,607
4.950%, 09/01/2032	179,000	167,846
6.875%, (6.875% to 2-15-23, then 3 month LIBOR + 4.652%), 02/15/2023 (H)	687,000	676,695
Occidental Petroleum Corp.
6.450%, 09/15/2036	184,000	187,680
6.600%, 03/15/2046	151,000	155,377
ONEOK Partners LP 6.650%, 10/01/2036	835,000	835,614
ONEOK, Inc. 6.100%, 11/15/2032	500,000	499,975
Ovintiv, Inc. 7.200%, 11/01/2031	55,000	57,728
Parkland Corp.
4.500%, 10/01/2029 (E)	176,000	146,655
4.625%, 05/01/2030 (E)	172,000	142,330
Petroleos Mexicanos 8.750%, 06/02/2029	150,000	140,654
Plains All American Pipeline LP 4.900%, 02/15/2045	750,000	580,998
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	195,000	183,294
4.500%, 05/15/2030	415,000	384,670
5.000%, 03/15/2027	186,000	182,377
5.875%, 06/30/2026	234,000	236,771

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Sinopec Group Overseas Development 2015, Ltd. 3.250%, 04/28/2025 (E)	$550,000	$531,769
Southwestern Energy Company 4.750%, 02/01/2032	129,000	110,242
Sunoco LP 4.500%, 05/15/2029 to 04/30/2030	348,000	302,720
Targa Resources Corp. 4.950%, 04/15/2052	408,000	322,771
Targa Resources Partners LP 4.000%, 01/15/2032	336,000	282,707
The Williams Companies, Inc.
3.750%, 06/15/2027	306,000	288,023
4.650%, 08/15/2032	251,000	233,657
TransCanada PipeLines, Ltd. 4.250%, 05/15/2028	220,000	208,254
Valero Energy Corp. 2.850%, 04/15/2025 (G)	400,000	378,548
Var Energi ASA 8.000%, 11/15/2032 (E)	256,000	264,376
Venture Global Calcasieu Pass LLC
3.875%, 08/15/2029 (E)	95,000	83,125
4.125%, 08/15/2031 (E)	158,000	134,615
		25,426,378
Financials – 9.8%
Ally Financial, Inc. 7.100%, 11/15/2027	202,000	205,507
Ambac Assurance Corp. 5.100%, 01/20/2023 (E)(H)	131	184
American International Group, Inc.
3.900%, 04/01/2026	415,000	401,993
6.250%, (6.250% to 3-15-37, then 3 month LIBOR + 2.056%), 03/15/2037	100,000	88,470
Ameriprise Financial, Inc. 2.875%, 09/15/2026	500,000	464,367
Ares Capital Corp.
2.150%, 07/15/2026	377,000	319,195
2.875%, 06/15/2028	309,000	247,765
3.875%, 01/15/2026	787,000	721,247
4.200%, 06/10/2024	279,000	269,336
Athene Holding, Ltd. 3.500%, 01/15/2031	206,000	169,146
Banco Santander SA 4.379%, 04/12/2028	249,000	233,637
Bank of America Corp.
2.087%, (2.087% to 6-14-28, then SOFR + 1.060%), 06/14/2029	472,000	397,185
2.592%, (2.592% to 4-29-30, then SOFR + 2.150%), 04/29/2031	498,000	405,589
2.687%, (2.687% to 4-22-31, then SOFR + 1.320%), 04/22/2032	881,000	705,138
2.884%, (2.884% to 10-22-29, then 3 month LIBOR + 1.190%), 10/22/2030	500,000	418,288
3.248%, 10/21/2027	375,000	346,245
3.419%, (3.419% to 12-20-27, then 3 month LIBOR + 1.040%), 12/20/2028	1,087,000	984,310
3.846%, (3.846% to 3-8-32, then 5 Year CMT + 2.000%), 03/08/2037	414,000	342,817
4.083%, (4.083% to 3-20-50, then 3 month LIBOR + 3.150%), 03/20/2051	500,000	391,280
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (continued)
6.300%, (6.300% to 3-10-26, then 3 month LIBOR + 4.553%), 03/10/2026 (H)	$667,000	$662,047
Barclays PLC 4.375%, (4.375% to 3-15-28, then 5 Year CMT + 3.410%), 03/15/2028 (H)	391,000	298,138
BlackRock, Inc. 1.900%, 01/28/2031	500,000	404,655
Blackstone Holdings Finance Company LLC 6.200%, 04/22/2033 (E)	300,000	302,402
Blackstone Private Credit Fund
2.350%, 11/22/2024	351,000	321,249
2.700%, 01/15/2025	277,000	255,917
3.250%, 03/15/2027	79,000	66,515
4.000%, 01/15/2029	389,000	320,935
7.050%, 09/29/2025 (E)	300,000	297,622
BPCE SA 4.500%, 03/15/2025 (E)	250,000	240,129
Capital One Financial Corp.
3.500%, 06/15/2023	1,023,000	1,016,802
3.750%, 07/28/2026	500,000	470,756
Citigroup, Inc.
2.561%, (2.561% to 5-1-31, then SOFR + 1.167%), 05/01/2032	264,000	208,419
3.500%, 05/15/2023	1,060,000	1,054,882
4.412%, (4.412% to 3-31-30, then SOFR + 3.914%), 03/31/2031	1,000,000	918,297
4.600%, 03/09/2026	677,000	664,963
4.700%, (4.700% to 1-30-25, then SOFR + 3.234%), 01/30/2025 (H)	511,000	424,744
6.250%, (6.250% to 8-15-26, then 3 month LIBOR + 4.517%), 08/15/2026 (H)	415,000	402,550
Citizens Financial Group, Inc. 3.250%, 04/30/2030	573,000	497,407
CNA Financial Corp. 2.050%, 08/15/2030	105,000	82,675
CNO Financial Group, Inc. 5.250%, 05/30/2025 to 05/30/2029	635,000	612,604
Credit Agricole SA
2.811%, 01/11/2041 (E)	279,000	172,331
3.250%, 01/14/2030 (E)	438,000	357,981
4.375%, 03/17/2025 (E)	600,000	578,361
7.875%, (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%), 01/23/2024 (E)(H)	215,000	213,022
Credit Suisse Group AG 4.550%, 04/17/2026	405,000	357,199
Deutsche Bank AG
2.311%, (2.311% to 11-16-26, then SOFR + 1.219%), 11/16/2027	327,000	277,258
3.742%, (3.742% to 10-7-31, then SOFR + 2.257%), 01/07/2033	430,000	305,376
Discover Financial Services 4.100%, 02/09/2027	167,000	157,146
Enova International, Inc. 8.500%, 09/01/2024 to 09/15/2025 (E)	313,000	290,639
Fairfax Financial Holdings, Ltd. 5.625%, 08/16/2032 (E)	800,000	750,890
Fifth Third Bancorp 5.100%, (5.100% to 6-30-23, then 3 month LIBOR + 3.033%), 06/30/2023 (H)	287,000	272,650

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Freedom Mortgage Corp. 8.125%, 11/15/2024 (E)	$167,000	$153,640
Global Atlantic Fin Company 3.125%, 06/15/2031 (E)	1,000,000	733,703
ING Groep NV 6.500%, (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%), 04/16/2025 (H)	135,000	127,641
Intesa Sanpaolo SpA 4.198%, (4.198% to 6-1-31, then 1 Year CMT + 2.600%), 06/01/2032 (E)	201,000	147,676
JPMorgan Chase & Co.
2.522%, (2.522% to 4-22-30, then SOFR + 2.040%), 04/22/2031	481,000	393,596
2.956%, (2.956% to 5-13-30, then SOFR + 2.515%), 05/13/2031	439,000	361,717
3.375%, 05/01/2023	1,250,000	1,244,123
4.125%, 12/15/2026	600,000	579,742
4.600%, (4.600% to 2-1-25, then SOFR + 3.125%), 02/01/2025 (H)	373,000	328,706
5.717%, (5.717% to 9-14-32, then SOFR + 2.580%), 09/14/2033	1,000,000	976,053
6.750%, (6.750% to 2-1-24, then 3 month LIBOR + 3.780%), 02/01/2024 (H)	475,000	473,167
KKR Group Finance Company XII LLC 4.850%, 05/17/2032 (E)	500,000	466,819
Lazard Group LLC 4.375%, 03/11/2029	220,000	203,138
Legg Mason, Inc.
3.950%, 07/15/2024	660,000	646,247
4.750%, 03/15/2026	825,000	826,569
Liberty Mutual Group, Inc.
3.950%, 05/15/2060 (E)	500,000	327,467
4.125%, (4.125% to 9-15-26, then 5 Year CMT + 3.315%), 12/15/2051 (E)	263,000	214,240
4.250%, 06/15/2023 (E)	1,000,000	992,890
Lloyds Banking Group PLC 7.500%, (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%), 06/27/2024 (H)	345,000	334,374
Loews Corp.
2.625%, 05/15/2023	630,000	624,446
3.750%, 04/01/2026	825,000	796,365
M&T Bank Corp. 5.125%, (5.125% to 11-1-26, then 3 month LIBOR + 3.520%), 11/01/2026 (H)	186,000	159,853
Macquarie Bank, Ltd.
3.624%, 06/03/2030 (E)	204,000	164,894
4.875%, 06/10/2025 (E)	262,000	256,265
Markel Corp. 5.000%, 03/30/2043	1,270,000	1,081,532
MetLife, Inc.
3.000%, 03/01/2025	300,000	288,046
6.400%, (6.400% to 12-15-36, then 3 month LIBOR + 2.205%), 12/15/2036	347,000	335,584
Morgan Stanley
2.239%, (2.239% to 7-21-31, then SOFR + 1.178%), 07/21/2032	202,000	154,973
2.484%, (2.484% to 9-16-31, then SOFR + 1.360%), 09/16/2036	1,659,000	1,202,993
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Morgan Stanley (continued)
3.622%, (3.622% to 4-1-30, then SOFR + 3.120%), 04/01/2031	$1,000,000	$873,004
4.100%, 05/22/2023	900,000	896,710
MSCI, Inc.
3.250%, 08/15/2033 (E)	188,000	145,185
3.625%, 11/01/2031 (E)	203,000	167,877
Nationstar Mortgage Holdings, Inc.
5.125%, 12/15/2030 (E)	176,000	135,931
5.500%, 08/15/2028 (E)	191,000	155,744
6.000%, 01/15/2027 (E)	99,000	88,605
Nationwide Mutual Insurance Company 7.059%, (3 month LIBOR + 2.290%), 12/15/2024 (C)(E)	1,130,000	1,127,025
NatWest Group PLC
3.875%, 09/12/2023	500,000	494,831
6.000%, (6.000% to 12-29-25, then 5 Year CMT + 5.625%), 12/29/2025 (H)	431,000	398,006
NatWest Markets PLC 1.600%, 09/29/2026 (E)	494,000	428,938
New York Life Insurance Company 3.750%, 05/15/2050 (E)	198,000	151,403
Nippon Life Insurance Company
2.750%, (2.750% to 1-21-31, then 5 Year CMT + 2.653%), 01/21/2051 (E)	480,000	385,199
5.100%, (5.100% to 10-16-24, then 5 Year U.S. Swap Rate + 3.650%), 10/16/2044 (E)	250,000	244,266
OneMain Finance Corp. 6.875%, 03/15/2025	91,000	87,421
Prudential Financial, Inc. 5.125%, (5.125% to 11-28-31, then 5 Year CMT + 3.162%), 03/01/2052	203,000	184,730
Radian Group, Inc. 4.500%, 10/01/2024	160,000	154,330
Raymond James Financial, Inc. 4.950%, 07/15/2046	500,000	444,512
Santander Holdings USA, Inc.
2.490%, (2.490% to 1-6-27, then SOFR + 1.249%), 01/06/2028	340,000	291,714
3.244%, 10/05/2026	791,000	734,100
3.450%, 06/02/2025	619,000	589,839
4.400%, 07/13/2027	203,000	193,595
SBL Holdings, Inc. 5.000%, 02/18/2031 (E)	360,000	283,111
Societe Generale SA 5.375%, (5.375% to 11-18-30, then 5 Year CMT + 4.514%), 11/18/2030 (E)(H)	355,000	287,599
State Street Corp. 2.901%, (2.901% to 3-30-25, then SOFR + 2.600%), 03/30/2026	1,000,000	951,044
Stifel Financial Corp. 4.250%, 07/18/2024	1,300,000	1,273,669
Teachers Insurance & Annuity Association of America 4.270%, 05/15/2047 (E)	425,000	347,508
The Goldman Sachs Group, Inc.
2.615%, (2.615% to 4-22-31, then SOFR + 1.281%), 04/22/2032	1,054,000	840,555
2.650%, (2.650% to 10-21-31, then SOFR + 1.264%), 10/21/2032	407,000	321,355
3.500%, 04/01/2025	500,000	480,821

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc. (continued)
3.625%, 01/22/2023	$1,200,000	$1,198,992
The Hartford Financial Services Group, Inc. 6.625%, 03/30/2040	500,000	520,570
The PNC Financial Services Group, Inc.
3.400%, (3.400% to 9-15-26, then 5 Year CMT + 2.595%), 09/15/2026 (H)	497,000	393,873
4.850%, (4.850% to 6-1-23, then 3 month LIBOR + 3.040%), 06/01/2023 (H)	243,000	229,028
8.118%, (3 month LIBOR + 3.678%), 02/01/2023 (C)(H)	373,000	372,067
Voya Financial, Inc. 4.800%, 06/15/2046	700,000	556,887
Wells Fargo & Company
2.393%, (2.393% to 6-2-27, then SOFR + 2.100%), 06/02/2028	746,000	658,411
2.879%, (2.879% to 10-30-29, then 3 month CME Term SOFR + 1.432%), 10/30/2030	656,000	557,209
3.068%, (3.068% to 4-30-40, then SOFR + 2.530%), 04/30/2041	311,000	221,833
3.350%, (3.350% to 3-2-32, then SOFR + 1.500%), 03/02/2033	300,000	252,719
5.875%, (5.875% to 6-15-25, then 3 month LIBOR + 3.990%), 06/15/2025 (H)	878,000	847,270
		53,932,205
Health care – 2.5%
Abbott Laboratories 3.750%, 11/30/2026	680,000	661,999
AbbVie, Inc. 3.200%, 11/21/2029	1,700,000	1,532,506
AdaptHealth LLC 5.125%, 03/01/2030 (E)	168,000	143,017
AmerisourceBergen Corp. 2.800%, 05/15/2030	309,000	262,090
Baxter International, Inc. 3.500%, 08/15/2046	500,000	354,810
Biogen, Inc.
2.250%, 05/01/2030	400,000	325,876
3.150%, 05/01/2050	500,000	325,020
Centene Corp.
3.000%, 10/15/2030	286,000	234,448
3.375%, 02/15/2030	183,000	154,703
4.250%, 12/15/2027	127,000	119,109
CVS Health Corp.
4.300%, 03/25/2028	188,000	181,842
5.050%, 03/25/2048	328,000	294,395
CVS Pass-Through Trust 8.353%, 07/10/2031 (E)	796,887	871,097
DaVita, Inc.
3.750%, 02/15/2031 (E)	378,000	282,120
4.625%, 06/01/2030 (E)	367,000	295,225
Elevance Health, Inc. 6.100%, 10/15/2052	167,000	178,034
Encompass Health Corp.
4.500%, 02/01/2028	100,000	90,840
4.625%, 04/01/2031	93,000	79,935
Fresenius Medical Care US Finance III, Inc. 2.375%, 02/16/2031 (E)	520,000	381,360
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
HCA, Inc.
4.125%, 06/15/2029	$318,000	$290,299
5.250%, 04/15/2025 to 06/15/2026	491,000	486,791
5.375%, 02/01/2025	800,000	799,031
Humana, Inc. 3.125%, 08/15/2029	500,000	438,274
Organon & Company 5.125%, 04/30/2031 (E)	314,000	271,886
Pfizer, Inc. 2.625%, 04/01/2030	500,000	439,211
Royalty Pharma PLC 1.750%, 09/02/2027	186,000	157,429
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/2026	500,000	468,932
Stanford Health Care 3.310%, 08/15/2030	225,000	201,058
Teva Pharmaceutical Finance Company LLC 6.150%, 02/01/2036	49,000	43,074
UnitedHealth Group, Inc. 5.800%, 03/15/2036	540,000	569,583
Universal Health Services, Inc.
1.650%, 09/01/2026	335,000	287,082
2.650%, 10/15/2030	358,000	284,923
Utah Acquisition Sub, Inc.
3.950%, 06/15/2026	800,000	747,892
5.250%, 06/15/2046	250,000	189,030
Varex Imaging Corp. 7.875%, 10/15/2027 (E)	149,000	147,982
Viatris, Inc.
2.300%, 06/22/2027	120,000	102,534
2.700%, 06/22/2030	268,000	209,532
4.000%, 06/22/2050	308,000	189,770
Zimmer Biomet Holdings, Inc. 3.050%, 01/15/2026	500,000	471,438
		13,564,177
Industrials – 5.3%
3M Company 3.050%, 04/15/2030	500,000	438,965
Adani Ports & Special Economic Zone, Ltd. 3.100%, 02/02/2031 (E)	313,000	229,466
AerCap Ireland Capital DAC
1.650%, 10/29/2024	174,000	160,498
1.750%, 01/30/2026	350,000	307,924
2.450%, 10/29/2026	1,005,000	878,814
2.875%, 08/14/2024	328,000	310,545
Air Canada 2013-1 Class A Pass Through Trust 4.125%, 05/15/2025 (E)	159,810	146,017
Air Canada 2017-1 Class B Pass Through Trust 3.700%, 01/15/2026 (E)	158,201	140,983
Air Lease Corp.
2.100%, 09/01/2028	208,000	169,415
2.875%, 01/15/2026	225,000	208,183
3.000%, 09/15/2023	400,000	393,216
3.125%, 12/01/2030	400,000	331,479
3.625%, 12/01/2027	170,000	153,771
Alaska Airlines 2020-1 Class B Pass Through Trust 8.000%, 08/15/2025 (E)	95,952	95,972

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
American Airlines 2015-1 Class A Pass Through Trust 3.375%, 05/01/2027	$755,339	$616,845
American Airlines 2015-1 Class B Pass Through Trust 3.700%, 05/01/2023	169,665	165,683
American Airlines 2016-1 Class A Pass Through Trust 4.100%, 01/15/2028	234,310	190,086
American Airlines 2017-1 Class A Pass Through Trust 4.000%, 02/15/2029	62,369	47,835
American Airlines 2017-1 Class AA Pass Through Trust 3.650%, 02/15/2029	183,438	161,727
American Airlines 2017-2 Class A Pass Through Trust 3.600%, 10/15/2029	151,290	117,244
American Airlines 2019-1 Class A Pass Through Trust 3.500%, 02/15/2032	267,973	194,157
American Airlines 2019-1 Class AA Pass Through Trust 3.150%, 02/15/2032	224,752	185,948
American Airlines 2021-1 Class A Pass Through Trust 2.875%, 07/11/2034	200,000	160,104
American Airlines 2021-1 Class B Pass Through Trust 3.950%, 07/11/2030	149,000	120,014
American Airlines Group, Inc. 3.750%, 03/01/2025 (E)	500,000	423,499
APX Group, Inc. 5.750%, 07/15/2029 (E)	266,000	220,298
Ashtead Capital, Inc. 2.450%, 08/12/2031 (E)	215,000	165,968
Beacon Roofing Supply, Inc. 4.125%, 05/15/2029 (E)	188,000	156,226
BlueLinx Holdings, Inc. 6.000%, 11/15/2029 (E)	275,000	228,250
British Airways 2013-1 Class A Pass Through Trust 4.625%, 06/20/2024 (E)	130,001	126,881
British Airways 2018-1 Class A Pass Through Trust 4.125%, 09/20/2031 (E)	61,493	52,635
British Airways 2020-1 Class A Pass Through Trust 4.250%, 11/15/2032 (E)	123,019	112,066
British Airways 2020-1 Class B Pass Through Trust 8.375%, 11/15/2028 (E)	88,536	87,232
Builders FirstSource, Inc.
4.250%, 02/01/2032 (E)	286,000	231,868
5.000%, 03/01/2030 (E)	46,000	40,760
6.375%, 06/15/2032 (E)	165,000	154,976
Carrier Global Corp. 2.700%, 02/15/2031	500,000	412,628
Cimpress PLC 7.000%, 06/15/2026 (E)	430,000	297,259
CNH Industrial Capital LLC 1.950%, 07/02/2023	570,000	560,278
CoStar Group, Inc. 2.800%, 07/15/2030 (E)	386,000	315,242
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
CSX Corp. 3.800%, 04/15/2050	$1,000,000	$775,494
DAE Funding LLC 2.625%, 03/20/2025 (E)	267,000	249,325
Delta Air Lines, Inc.
2.900%, 10/28/2024	525,000	497,374
3.800%, 04/19/2023	65,000	64,188
4.375%, 04/19/2028	359,000	319,953
4.500%, 10/20/2025 (E)	103,000	100,485
4.750%, 10/20/2028 (E)	307,051	288,620
Equifax, Inc. 3.100%, 05/15/2030	800,000	673,077
Flowserve Corp. 3.500%, 10/01/2030	136,000	113,364
Fortive Corp. 3.150%, 06/15/2026	700,000	653,645
Garda World Security Corp. 6.000%, 06/01/2029 (E)	90,000	73,129
GATX Corp. 3.850%, 03/30/2027	800,000	746,807
GFL Environmental, Inc. 4.375%, 08/15/2029 (E)	113,000	95,762
Global Infrastructure Solutions, Inc. 5.625%, 06/01/2029 (E)	247,000	192,987
Graphic Packaging International LLC 3.500%, 03/01/2029 (E)	267,000	227,491
Hillenbrand, Inc. 3.750%, 03/01/2031	103,000	84,460
Huntington Ingalls Industries, Inc.
3.844%, 05/01/2025	450,000	434,794
4.200%, 05/01/2030	1,232,000	1,118,197
IDEX Corp. 3.000%, 05/01/2030	1,000,000	855,844
JB Hunt Transport Services, Inc. 3.850%, 03/15/2024	700,000	687,970
JB Poindexter & Company, Inc. 7.125%, 04/15/2026 (E)	132,000	127,380
JetBlue 2019-1 Class AA Pass Through Trust 2.750%, 05/15/2032	263,227	215,933
Kansas City Southern 2.875%, 11/15/2029	500,000	431,812
Lennox International, Inc. 3.000%, 11/15/2023	800,000	785,730
Masco Corp. 2.000%, 10/01/2030	412,000	319,332
MasTec, Inc. 4.500%, 08/15/2028 (E)	191,000	171,077
Owens Corning 3.950%, 08/15/2029	321,000	291,743
Penske Truck Leasing Company LP 5.875%, 11/15/2027	400,000	402,807
Prime Security Services Borrower LLC
3.375%, 08/31/2027 (E)	62,000	53,517
6.250%, 01/15/2028 (E)	218,000	198,415
Southwest Airlines Company 5.250%, 05/04/2025	800,000	802,974
The Boeing Company
3.200%, 03/01/2029	199,000	174,501
5.040%, 05/01/2027	568,000	561,739
5.150%, 05/01/2030	790,000	770,755
5.805%, 05/01/2050	400,000	370,870
TransDigm, Inc. 5.500%, 11/15/2027	190,000	178,420

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
TriNet Group, Inc. 3.500%, 03/01/2029 (E)	$104,000	$85,509
TTX Company 4.200%, 07/01/2046 (E)	700,000	572,702
Tutor Perini Corp. 6.875%, 05/01/2025 (E)	259,000	226,624
Uber Technologies, Inc.
4.500%, 08/15/2029 (E)	378,000	329,334
7.500%, 05/15/2025 to 09/15/2027 (E)	590,000	590,074
United Airlines 2014-2 Class A Pass Through Trust 3.750%, 09/03/2026	426,162	386,616
United Airlines 2016-1 Class A Pass Through Trust 3.450%, 07/07/2028	366,614	302,508
United Airlines 2016-1 Class B Pass Through Trust 3.650%, 01/07/2026	256,896	229,630
United Airlines 2018-1 Class B Pass Through Trust 4.600%, 03/01/2026	101,875	93,078
United Airlines 2019-1 Class A Pass Through Trust 4.550%, 08/25/2031	242,296	202,473
United Airlines 2020-1 Class A Pass Through Trust 5.875%, 10/15/2027	594,368	585,512
United Airlines 2020-1 Class B Pass Through Trust 4.875%, 01/15/2026	164,592	154,912
United Airlines, Inc.
4.375%, 04/15/2026 (E)	31,000	28,735
4.625%, 04/15/2029 (E)	70,000	60,949
United Rentals North America, Inc.
3.875%, 11/15/2027	227,000	210,086
4.875%, 01/15/2028	356,000	337,363
US Airways 2010-1 Class A Pass Through Trust 6.250%, 04/22/2023	59,241	58,374
US Airways 2011-1 Class A Pass Through Trust 7.125%, 10/22/2023	159,336	158,469
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/2025	153,282	140,017
Verisk Analytics, Inc. 4.125%, 03/15/2029	400,000	374,453
Wabtec Corp. 3.200%, 06/15/2025	500,000	470,724
		29,219,070
Information technology – 3.4%
Atento Luxco 1 SA 8.000%, 02/10/2026 (E)	99,000	52,965
Autodesk, Inc. 2.850%, 01/15/2030	99,000	85,103
Block, Inc. 3.500%, 06/01/2031	126,000	100,539
Broadcom, Inc.
2.450%, 02/15/2031 (E)	1,000,000	787,619
3.137%, 11/15/2035 (E)	779,000	572,772
3.419%, 04/15/2033 (E)	499,000	400,052
3.469%, 04/15/2034 (E)	421,000	335,845
4.750%, 04/15/2029	1,134,000	1,080,158
4.926%, 05/15/2037 (E)	211,000	184,069
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
CDW LLC 3.250%, 02/15/2029	$149,000	$126,902
CGI, Inc. 1.450%, 09/14/2026	377,000	333,407
Consensus Cloud Solutions, Inc. 6.500%, 10/15/2028 (E)	255,000	234,541
Dell International LLC
4.900%, 10/01/2026	574,000	564,988
5.300%, 10/01/2029	978,000	956,486
Fiserv, Inc.
2.250%, 06/01/2027	400,000	356,994
3.850%, 06/01/2025	614,000	594,839
Fortinet, Inc. 2.200%, 03/15/2031	1,000,000	769,738
Gartner, Inc.
3.625%, 06/15/2029 (E)	116,000	101,932
4.500%, 07/01/2028 (E)	374,000	348,691
Infor, Inc. 1.750%, 07/15/2025 (E)	151,000	136,406
Jabil, Inc. 3.600%, 01/15/2030	180,000	158,045
KLA Corp. 4.100%, 03/15/2029	211,000	203,583
Marvell Technology, Inc. 2.450%, 04/15/2028	410,000	347,041
Micron Technology, Inc.
4.185%, 02/15/2027	920,000	871,054
4.663%, 02/15/2030	1,000,000	906,974
5.327%, 02/06/2029	1,613,000	1,548,350
6.750%, 11/01/2029	1,000,000	1,015,777
Motorola Solutions, Inc.
2.300%, 11/15/2030	431,000	337,022
2.750%, 05/24/2031	395,000	315,819
4.600%, 05/23/2029	150,000	142,759
NXP BV 3.875%, 06/18/2026	450,000	427,474
Oracle Corp. 2.950%, 04/01/2030	718,000	612,168
PayPal Holdings, Inc.
2.300%, 06/01/2030	400,000	328,600
2.850%, 10/01/2029	1,180,000	1,027,836
Qorvo, Inc.
1.750%, 12/15/2024 (E)	205,000	188,795
3.375%, 04/01/2031 (E)	247,000	198,449
Qualcomm, Inc. 1.650%, 05/20/2032	566,000	435,939
Renesas Electronics Corp. 1.543%, 11/26/2024 (E)	257,000	235,620
Sabre GLBL, Inc. 7.375%, 09/01/2025 (E)	209,000	200,857
VeriSign, Inc.
2.700%, 06/15/2031	188,000	153,110
5.250%, 04/01/2025	160,000	159,582
Visa, Inc. 2.050%, 04/15/2030	400,000	338,000
Western Digital Corp. 4.750%, 02/15/2026	382,000	359,737
		18,636,637
Materials – 1.4%
Amcor Flexibles North America, Inc. 3.100%, 09/15/2026	500,000	463,645
Anglo American Capital PLC 4.750%, 04/10/2027 (E)	200,000	193,298
Arconic Corp. 6.125%, 02/15/2028 (E)	168,000	157,629

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Braskem Idesa SAPI 6.990%, 02/20/2032 (E)	$201,000	$143,478
Braskem Netherlands Finance BV 5.875%, 01/31/2050 (E)	240,000	185,920
Cemex SAB de CV
3.875%, 07/11/2031 (E)	297,000	250,678
5.200%, 09/17/2030 (E)	224,000	208,967
CF Industries, Inc. 4.950%, 06/01/2043	175,000	149,717
First Quantum Minerals, Ltd. 6.875%, 03/01/2026 to 10/15/2027 (E)	404,000	380,582
Freeport-McMoRan, Inc.
4.250%, 03/01/2030	354,000	321,400
4.625%, 08/01/2030	297,000	276,624
5.450%, 03/15/2043	934,000	842,505
Glencore Funding LLC 2.625%, 09/23/2031 (E)	500,000	398,304
Hudbay Minerals, Inc. 4.500%, 04/01/2026 (E)	66,000	59,950
Huntsman International LLC 4.500%, 05/01/2029	500,000	449,040
JW Aluminum Continuous Cast Company 10.250%, 06/01/2026 (E)	117,000	118,755
Methanex Corp. 5.650%, 12/01/2044	450,000	340,875
Newmont Corp. 2.800%, 10/01/2029	142,000	120,719
Novelis Corp. 4.750%, 01/30/2030 (E)	410,000	363,492
Owens-Brockway Glass Container, Inc. 6.625%, 05/13/2027 (E)	130,000	126,127
Pactiv Evergreen Group Issuer LLC 4.375%, 10/15/2028 (E)	174,000	155,452
Pactiv Evergreen Group Issuer, Inc. 4.000%, 10/15/2027 (E)	362,000	321,130
Sasol Financing USA LLC 5.500%, 03/18/2031	346,000	281,694
Standard Industries, Inc.
3.375%, 01/15/2031 (E)	142,000	106,855
4.375%, 07/15/2030 (E)	149,000	121,424
5.000%, 02/15/2027 (E)	73,000	67,360
The Mosaic Company 4.250%, 11/15/2023	600,000	594,994
Trident TPI Holdings, Inc. 6.625%, 11/01/2025 (E)	65,000	56,331
Trinseo Materials Operating SCA 5.125%, 04/01/2029 (E)	167,000	108,169
Valvoline, Inc. 3.625%, 06/15/2031 (E)	302,000	247,800
Volcan Cia Minera SAA 4.375%, 02/11/2026 (E)	69,000	59,447
		7,672,361
Real estate – 2.6%
American Homes 4 Rent LP 4.250%, 02/15/2028	203,000	187,706
American Tower Corp.
1.600%, 04/15/2026	216,000	192,043
3.550%, 07/15/2027	257,000	237,982
3.800%, 08/15/2029	531,000	481,709
5.000%, 02/15/2024	670,000	667,531
Brixmor Operating Partnership LP 4.050%, 07/01/2030	500,000	437,402
Crown Castle, Inc.
3.300%, 07/01/2030	410,000	358,665
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Crown Castle, Inc. (continued)
3.700%, 06/15/2026	$500,000	$475,418
3.800%, 02/15/2028	225,000	209,107
4.150%, 07/01/2050	400,000	310,024
CubeSmart LP 4.375%, 02/15/2029	600,000	553,303
EPR Properties 4.950%, 04/15/2028	350,000	298,612
Equinix, Inc.
1.800%, 07/15/2027	215,000	184,028
2.900%, 11/18/2026	1,000,000	913,996
ERP Operating LP 3.375%, 06/01/2025	300,000	288,178
Extra Space Storage LP 2.350%, 03/15/2032	500,000	378,353
GLP Capital LP
3.250%, 01/15/2032	521,000	416,479
4.000%, 01/15/2030	147,000	128,745
5.375%, 04/15/2026	235,000	230,551
Healthcare Realty Holdings LP
3.500%, 08/01/2026	500,000	465,379
3.750%, 07/01/2027	600,000	557,633
Host Hotels & Resorts LP
2.900%, 12/15/2031	500,000	382,482
3.375%, 12/15/2029	377,000	315,163
3.500%, 09/15/2030	220,000	181,559
4.500%, 02/01/2026	214,000	205,055
Iron Mountain Information Management Services, Inc. 5.000%, 07/15/2032 (E)	66,000	54,826
Iron Mountain, Inc.
4.875%, 09/15/2029 (E)	136,000	118,619
5.250%, 07/15/2030 (E)	159,000	138,171
Mid-America Apartments LP 3.950%, 03/15/2029	700,000	657,014
Piedmont Operating Partnership LP 4.450%, 03/15/2024	500,000	491,231
RHP Hotel Properties LP 4.500%, 02/15/2029 (E)	215,000	185,458
SBA Tower Trust
1.884%, 01/15/2026 (E)	500,000	439,739
2.836%, 01/15/2025 (E)	266,000	250,710
6.599%, 01/15/2028 (E)	515,000	515,807
Ventas Realty LP 4.750%, 11/15/2030	1,000,000	933,703
VICI Properties LP
3.875%, 02/15/2029 (E)	207,000	181,422
4.125%, 08/15/2030 (E)	160,000	140,026
4.625%, 12/01/2029 (E)	260,000	236,600
5.125%, 05/15/2032	77,000	71,298
Welltower, Inc. 2.700%, 02/15/2027	400,000	360,219
XHR LP 4.875%, 06/01/2029 (E)	107,000	87,647
		13,919,593
Utilities – 1.9%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030 (E)	203,000	176,346
Ameren Corp. 3.500%, 01/15/2031	1,000,000	884,413
AmeriGas Partners LP 5.500%, 05/20/2025	275,000	264,227
Arizona Public Service Company 5.500%, 09/01/2035	1,118,000	1,039,337

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Atlantica Transmision Sur SA 6.875%, 04/30/2043 (E)	$207,020	$187,094
CenterPoint Energy Houston Electric LLC 6.950%, 03/15/2033	535,000	598,917
Consolidated Edison Company of New York, Inc.
3.350%, 04/01/2030	500,000	449,682
3.950%, 04/01/2050	500,000	392,157
Dominion Energy, Inc.
3.375%, 04/01/2030	604,000	532,255
3.600%, 03/15/2027	500,000	469,902
DPL, Inc. 4.125%, 07/01/2025	203,000	190,820
Edison International 3.550%, 11/15/2024	700,000	675,763
Emera US Finance LP 3.550%, 06/15/2026	158,000	147,999
FirstEnergy Corp.
2.650%, 03/01/2030	254,000	207,096
3.400%, 03/01/2050	82,000	54,104
NextEra Energy Capital Holdings, Inc.
2.250%, 06/01/2030	140,000	115,129
3.550%, 05/01/2027	677,000	637,817
NextEra Energy Operating Partners LP
3.875%, 10/15/2026 (E)	243,000	222,350
4.500%, 09/15/2027 (E)	201,000	184,371
NiSource, Inc. 3.600%, 05/01/2030	230,000	204,797
NRG Energy, Inc.
2.450%, 12/02/2027 (E)	284,000	235,310
3.375%, 02/15/2029 (E)	62,000	50,010
3.625%, 02/15/2031 (E)	175,000	133,035
3.875%, 02/15/2032 (E)	371,000	278,640
4.450%, 06/15/2029 (E)	257,000	227,278
Southern California Edison Company 3.700%, 08/01/2025	1,000,000	967,482
Vistra Operations Company LLC
3.700%, 01/30/2027 (E)	624,000	568,977
4.300%, 07/15/2029 (E)	535,000	481,952
		10,577,260
TOTAL CORPORATE BONDS (Cost $255,445,940)		$227,713,750
CAPITAL PREFERRED SECURITIES – 0.2%
Financials – 0.2%
Truist Financial Corp. 5.414%, (Greater of 3 month LIBOR + 0.645% or 4.000%), 12/15/2024 (C)(H)	425,000	335,750
USB Capital IX 5.099%, (Greater of 3 month LIBOR + 1.020% or 3.500%), 01/30/2023 (C)(H)	1,045,000	822,937
		1,158,687
TOTAL CAPITAL PREFERRED SECURITIES (Cost $1,390,643)		$1,158,687
MUNICIPAL BONDS – 0.6%
Foothill-Eastern Transportation Corridor Agency (California) 4.094%, 01/15/2049	1,000,000	755,143
Golden State Tobacco Securitization Corp. (California) 4.214%, 06/01/2050	231,000	180,139
Active Bond Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
New Jersey Transportation Trust Fund Authority
4.081%, 06/15/2039	$283,000	$234,055
4.131%, 06/15/2042	40,000	32,129
Sales Tax Securitization Corp. (Illinois) 4.637%, 01/01/2040	455,000	424,963
State Board of Administration Finance Corp. (Florida) 1.705%, 07/01/2027	174,000	151,496
State of Connecticut, GO 2.677%, 07/01/2030	250,000	214,313
The School District of Philadelphia (Pennsylvania), GO
5.995%, 09/01/2030	315,000	325,254
6.765%, 06/01/2040	1,010,000	1,089,750
TOTAL MUNICIPAL BONDS (Cost $4,088,766)		$3,407,242
TERM LOANS (I) – 0.1%
Communication services – 0.0%
AP Core Holdings II LLC, High-Yield Term Loan B2 (1 month LIBOR + 5.500%) 9.884%, 09/01/2027	93,000	83,439
Health care – 0.0%
TTF Holdings LLC, Term Loan (1 month LIBOR + 4.000%) 8.384%, 03/31/2028	57,061	56,205
Industrials – 0.1%
CoreLogic, Inc., Term Loan (1 month LIBOR + 3.500%) 7.938%, 06/02/2028	573,291	476,548
Materials – 0.0%
Clydesdale Acquisition Holdings, Inc., Term Loan B (1 month SOFR + 4.175%) 8.598%, 04/13/2029	56,715	53,903
Mauser Packaging Solutions Holding Company, 2017 Term Loan B (1 month LIBOR + 3.250%) 7.370%, 04/03/2024	21,942	21,396
		75,299
TOTAL TERM LOANS (Cost $798,290)		$691,491
COLLATERALIZED MORTGAGE OBLIGATIONS – 9.4%
Commercial and residential – 6.7%
Angel Oak Mortgage Trust LLC
Series 2021-2, Class A1, 0.985%, 04/25/2066 (B)(E)	120,156	98,622
Series 2021-4, Class A1, 1.035%, 01/20/2065 (B)(E)	260,516	204,869
Series 2021-5, Class A1, 0.951%, 07/25/2066 (B)(E)	327,346	267,011
Arbor Multifamily Mortgage Securities Trust Series 2020-MF1, Class XA IO 0.963%, 05/15/2053 (E)	4,329,619	219,534
Arroyo Mortgage Trust Series 2021-1R, Class A1 1.175%, 10/25/2048 (B)(E)	206,246	161,914
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR, Class ENM 3.719%, 11/05/2032 (B)(E)	116,000	86,632
BANK
Series 2019-BN20, Class ASB, 2.933%, 09/15/2062	400,000	362,081
Series 2021-BN34, Class XA IO, 0.977%, 06/15/2063	12,758,125	707,762

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
BBCMS Mortgage Trust Series 2020-C6, Class A2 2.690%, 02/15/2053	$101,000	$95,230
BBCMS Trust
Series 2015-MSQ, Class D, 3.990%, 09/15/2032 (B)(E)	140,000	128,184
Series 2015-SRCH, Class D, 4.957%, 08/10/2035 (B)(E)	194,000	163,763
Bear Stearns Asset Backed Securities Trust Series 2003-AC4, Class A 5.500%, 09/25/2033	270,871	247,626
Benchmark Mortgage Trust
Series 2019-B12, Class A2, 3.001%, 08/15/2052	250,504	239,420
Series 2019-B15, Class XA IO, 0.819%, 12/15/2072	9,859,050	388,054
BMO Mortgage Trust Series 2022-C2, Class A5 4.813%, 07/15/2054 (B)	500,000	490,991
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A (1 month CME Term SOFR + 1.770%), 6.105%, 05/15/2039 (C)(E)	260,000	254,754
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%), 6.655%, 05/15/2039 (C)(E)	100,000	96,320
BPR Trust Series 2022-OANA, Class A (1 month CME Term SOFR + 1.898%) 6.234%, 04/15/2037 (C)(E)	756,000	737,854
BRAVO Residential Funding Trust Series 2021-NQM1, Class A1 0.941%, 02/25/2049 (B)(E)	139,981	116,027
BWAY Mortgage Trust Series 2015-1740, Class XA IO 0.179%, 01/10/2035 (E)	3,705,000	437
BX Commercial Mortgage Trust
Series 2020-VKNG, Class A (1 month CME Term SOFR + 1.044%), 5.380%, 10/15/2037 (C)(E)	233,764	228,114
Series 2021-ACNT, Class A (1 month LIBOR + 0.850%), 5.168%, 11/15/2038 (C)(E)	243,000	233,768
Series 2021-VOLT, Class C (1 month LIBOR + 1.100%), 5.418%, 09/15/2036 (C)(E)	278,000	261,042
Series 2022-AHP, Class A (1 month CME Term SOFR + 0.990%), 5.326%, 01/17/2039 (C)(E)	566,000	541,661
BX Trust
Series 2019-OC11, Class A, 3.202%, 12/09/2041 (E)	383,000	320,408
Series 2019-OC11, Class D, 3.944%, 12/09/2041 (B)(E)	300,000	239,075
Series 2022-CLS, Class A, 5.760%, 10/13/2027 (E)	267,000	261,337
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%), 6.068%, 12/15/2037 (C)(E)	121,000	116,745
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
CAMB Commercial Mortgage Trust (continued)
Series 2019-LIFE, Class F (1 month LIBOR + 2.550%), 6.868%, 12/15/2037 (C)(E)	$192,000	$182,838
CD Mortgage Trust Series 2017-CD3, Class A4 3.631%, 02/10/2050	800,000	743,931
CFCRE Commercial Mortgage Trust Series 2017-C8, Class C 4.896%, 06/15/2050 (B)	500,000	433,165
CHL Mortgage Pass-Through Trust Series 2004-HYB2, Class 4A 2.708%, 07/20/2034 (B)	459,522	425,342
Citigroup Commercial Mortgage Trust
Series 2018-C5, Class A3, 3.963%, 06/10/2051	420,659	391,340
Series 2018-C5, Class XA IO, 0.673%, 06/10/2051	13,948,183	421,503
Series 2019-C7, Class XA IO, 0.867%, 12/15/2072	15,795,228	697,557
Series 2019-PRM, Class A, 3.341%, 05/10/2036 (E)	310,000	304,526
Series 2019-SMRT, Class A, 4.149%, 01/10/2036 (E)	162,000	157,953
Cold Storage Trust Series 2020-ICE5, Class D (1 month LIBOR + 2.100%) 6.418%, 11/15/2037 (C)(E)	491,495	474,836
COLT Mortgage Loan Trust
Series 2021-2, Class A1, 0.924%, 08/25/2066 (B)(E)	286,380	225,934
Series 2021-3, Class A1, 0.956%, 09/27/2066 (B)(E)	381,460	294,889
Series 2021-HX1, Class A1, 1.110%, 10/25/2066 (B)(E)	314,264	250,726
COLT Trust Series 2020-RPL1, Class A1 1.390%, 01/25/2065 (B)(E)	399,171	338,302
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class XA IO, 1.530%, 10/15/2045	1,365,151	48
Series 2013-CR8, Class A5, 3.612%, 06/10/2046 (B)	332,351	330,242
Series 2013-CR8, Class AM, 3.765%, 06/10/2046 (B)(E)	1,000,000	989,848
Series 2014-CR15, Class C, 4.673%, 02/10/2047 (B)	800,000	767,359
Series 2014-CR15, Class XA IO, 0.619%, 02/10/2047	4,582,308	23,071
Series 2015-CR27, Class A4, 3.612%, 10/10/2048	1,000,000	950,705
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO 0.435%, 05/10/2051	4,993,539	94,803
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D, 4.394%, 08/10/2030 (B)(E)	307,000	272,192
Series 2013-300P, Class E, 4.394%, 08/10/2030 (B)(E)	700,000	594,568

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Deutsche Bank AG) (continued)
Series 2017-PANW, Class A, 3.244%, 10/10/2029 (E)	$89,000	$83,080
Series 2020-CBM, Class A2, 2.896%, 02/10/2037 (E)	169,000	155,737
Series 2020-CX, Class A, 2.173%, 11/10/2046 (E)	500,000	387,797
Commercial Mortgage Trust (Deutsche Bank AG/UBS AG) Series 2014-UBS2, Class XA IO 1.059%, 03/10/2047	3,058,802	23,475
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%), 5.918%, 05/15/2036 (C)(E)	305,000	298,658
Series 2020-NET, Class A, 2.257%, 08/15/2037 (E)	103,596	92,535
Series 2021-NQM2, Class A1, 1.179%, 02/25/2066 (B)(E)	204,166	169,069
Series 2021-NQM3, Class A1, 1.015%, 04/25/2066 (B)(E)	182,853	143,765
Series 2021-NQM5, Class A1, 0.938%, 05/25/2066 (B)(E)	192,670	148,615
Series 2021-NQM6, Class A1, 1.174%, 07/25/2066 (B)(E)	321,334	249,696
CSAIL Commercial Mortgage Trust
Series 2019-C17, Class A4, 2.763%, 09/15/2052	425,000	363,118
Series 2019-C18, Class E, 2.500%, 12/15/2052 (E)	265,000	152,724
DSLA Mortgage Loan Trust Series 2004-AR3, Class 2A2B (1 month LIBOR + 0.900%) 5.239%, 07/19/2044 (C)	280,471	242,335
Ellington Financial Mortgage Trust
Series 2021-1, Class A1, 0.797%, 02/25/2066 (B)(E)	94,567	77,122
Series 2021-2, Class A1, 0.931%, 06/25/2066 (B)(E)	217,586	167,356
Flagstar Mortgage Trust Series 2021-1, Class A2 2.500%, 02/01/2051 (B)(E)	344,409	276,886
FREMF Mortgage Trust
Series 2016-K54, Class C, 4.053%, 04/25/2048 (B)(E)	290,000	270,284
Series 2016-K56, Class B, 3.944%, 06/25/2049 (B)(E)	1,085,000	1,022,809
Series 2017-K67, Class B, 3.946%, 09/25/2049 (B)(E)	485,000	446,070
Series 2018-K730, Class B, 3.796%, 02/25/2050 (B)(E)	300,000	286,239
Series 2019-KF69, Class B (1 month LIBOR + 2.300%), 6.442%, 08/25/2029 (C)(E)	140,962	131,627
GCAT Trust
Series 2021-NQM1, Class A1, 0.874%, 01/25/2066 (B)(E)	160,896	135,064
Series 2021-NQM2, Class A1, 1.036%, 05/25/2066 (B)(E)	154,174	119,824
Series 2021-NQM3, Class A1, 1.091%, 05/25/2066 (B)(E)	251,035	199,650
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
GS Mortgage Securities Trust
Series 2013-GC10, Class C, 4.285%, 02/10/2046 (B)(E)	$859,800	$857,506
Series 2017-485L, Class C, 3.982%, 02/10/2037 (B)(E)	85,000	71,542
Series 2020-UPTN, Class A, 2.751%, 02/10/2037 (E)	136,000	124,205
GS Mortgage-Backed Securities Trust Series 2021-NQM1, Class A1 1.017%, 07/25/2061 (B)(E)	110,986	91,027
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO, 0.350%, 05/19/2047 (E)	7,610,245	79,193
Series 2007-4, Class ES IO, 0.350%, 07/19/2047	7,860,326	103,611
Series 2007-6, Class ES IO, 0.343%, 08/19/2037 (E)	8,106,732	102,163
Hilton Orlando Trust Series 2018-ORL, Class B (1 month LIBOR + 1.200%) 5.618%, 12/15/2034 (C)(E)	1,000,000	967,287
Imperial Fund Mortgage Trust Series 2021-NQM1, Class A1 1.071%, 06/25/2056 (B)(E)	149,841	120,958
IMT Trust
Series 2017-APTS, Class AFX, 3.478%, 06/15/2034 (E)	107,000	102,005
Series 2017-APTS, Class CFX, 3.497%, 06/15/2034 (B)(E)	123,000	115,857
InTown Mortgage Trust Series 2022-STAY, Class A (1 month CME Term SOFR + 2.489%) 6.825%, 08/15/2039 (C)(E)	434,000	431,146
Irvine Core Office Trust
Series 2013-IRV, Class A2, 3.173%, 05/15/2048 (B)(E)	260,000	257,007
Series 2013-IRV, Class XA IO, 1.105%, 05/15/2048 (E)	919,616	1,043
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class XA IO 0.363%, 08/15/2046	4,239,456	3,376
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-ACE, Class A, 3.287%, 01/10/2037 (E)	1,000,000	926,780
Series 2020-NNN, Class AFX, 2.812%, 01/16/2037 (E)	258,000	233,018
KNDL Mortgage Trust Series 2019-KNSQ, Class D (1 month LIBOR + 1.350%) 5.668%, 05/15/2036 (C)(E)	187,000	182,219
Life Mortgage Trust
Series 2021-BMR, Class A (1 month LIBOR + 0.700%), 5.018%, 03/15/2038 (C)(E)	340,108	329,331
Series 2021-BMR, Class D (1 month LIBOR + 1.400%), 5.718%, 03/15/2038 (C)(E)	275,232	260,727
Series 2021-BMR, Class E (1 month LIBOR + 1.750%), 6.068%, 03/15/2038 (C)(E)	982,970	929,935

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Life Mortgage Trust (continued)
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%), 5.631%, 05/15/2039 (C)(E)	$736,000	$717,561
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 4.021%, 04/21/2034 (B)	56,504	53,151
Series 2004-8, Class 5A1, 4.062%, 08/25/2034 (B)	78,499	73,915
MASTR Alternative Loan Trust Series 2004-4, Class 8A1 6.500%, 05/25/2034	154,253	145,990
Merrill Lynch Mortgage Investors Trust Series 2005-A, Class A1 (1 month LIBOR + 0.460%) 4.849%, 03/25/2030 (C)	12,695	11,588
Merrill Lynch Mortgage Trust Series 2008-C1, Class X IO 0.000%, 02/12/2051 (E)	2,493,844	25
MFA Trust Series 2021-NQM1, Class A1 1.153%, 04/25/2065 (B)(E)	127,151	109,703
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class XA IO, 0.866%, 02/15/2046	743,665	18
Series 2014-C17, Class XA IO, 1.027%, 08/15/2047	8,559,543	80,450
Morgan Stanley Capital I Trust Series 2019-L3, Class XA IO 0.637%, 11/15/2052	21,354,614	690,828
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D, 3.790%, 11/15/2032 (B)(E)	135,000	113,568
Series 2018-ALXA, Class C, 4.316%, 01/15/2043 (B)(E)	98,000	82,325
NYMT Loan Trust Series 2022-CP1, Class A1 2.042%, 07/25/2061 (E)	157,915	140,974
OBX Trust
Series 2020-EXP2, Class A3, 2.500%, 05/25/2060 (B)(E)	113,421	89,745
Series 2021-NQM2, Class A1, 1.101%, 05/25/2061 (B)(E)	286,514	218,088
Series 2021-NQM3, Class A1, 1.054%, 07/25/2061 (B)(E)	349,847	262,954
One Market Plaza Trust Series 2017-1MKT, Class D 4.146%, 02/10/2032 (E)	90,000	83,058
Provident Funding Mortgage Trust Series 2020-F1, Class A2 2.000%, 01/25/2036 (B)(E)	308,593	263,517
Sequoia Mortgage Trust Series 2005-3, Class A1 (1 month LIBOR + 0.400%) 4.753%, 05/20/2035 (C)	29,433	25,116
SLG Office Trust Series 2021-OVA, Class D 2.851%, 07/15/2041 (E)	352,000	261,410
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
SMRT Series 2022-MINI, Class A (1 month CME Term SOFR + 1.000%) 5.336%, 01/15/2039 (C)(E)	$791,000	$763,248
Starwood Mortgage Residential Trust Series 2022-1, Class A1 2.447%, 12/25/2066 (B)(E)	345,852	289,522
Structured Asset Securities Corp. Series 1998-RF2, Class A 4.739%, 07/15/2027 (B)(E)	34,261	34,190
Towd Point Mortgage Trust
Series 2015-1, Class A5, 3.638%, 10/25/2053 (B)(E)	123,000	118,607
Series 2015-2, Class 1M2, 3.436%, 11/25/2060 (B)(E)	147,736	144,235
Series 2015-6, Class M2, 3.750%, 04/25/2055 (B)(E)	1,000,000	929,085
Series 2017-2, Class A1, 2.750%, 04/25/2057 (B)(E)	6,887	6,798
Series 2018-1, Class A1, 3.000%, 01/25/2058 (B)(E)	45,381	43,757
Series 2018-4, Class A1, 3.000%, 06/25/2058 (B)(E)	216,514	197,422
Series 2018-5, Class A1A, 3.250%, 07/25/2058 (B)(E)	24,056	23,139
Series 2018-6, Class A1A, 3.750%, 03/25/2058 (B)(E)	157,025	152,398
Series 2019-1, Class A1, 3.722%, 03/25/2058 (B)(E)	179,296	168,702
Series 2019-4, Class A1, 2.900%, 10/25/2059 (B)(E)	161,762	150,203
Series 2020-4, Class A1, 1.750%, 10/25/2060 (E)	242,558	214,263
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO 0.524%, 05/10/2063 (E)	907,940	16
Velocity Commercial Capital Loan Trust Series 2018-2, Class M1 4.260%, 10/26/2048 (B)(E)	165,317	141,554
Verus Securitization Trust
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter), 1.218%, 05/25/2065 (E)	85,951	77,974
Series 2021-3, Class A1, 1.046%, 06/25/2066 (B)(E)	265,568	212,085
Series 2021-4, Class A1, 0.938%, 07/25/2066 (B)(E)	150,862	116,069
Series 2021-5, Class A1, 1.013%, 09/25/2066 (B)(E)	283,266	226,134
Series 2021-R1, Class A1, 0.820%, 10/25/2063 (B)(E)	121,850	108,773
Washington Mutual Mortgage Pass Through Certificates Series 2005-1, Class 6A1 6.500%, 03/25/2035	180,049	151,176
Wells Fargo Commercial Mortgage Trust Series 2019-C54, Class A3 2.892%, 12/15/2052	500,000	431,136
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class XA IO 1.181%, 12/15/2045 (E)	1,136,762	38
		36,692,892

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency – 2.7%
Federal Home Loan Mortgage Corp.
Series 2021-HQA3, Class M2 (1 month SOFR + 2.100%), 6.028%, 09/25/2041 (C)(E)	$1,000,000	$880,225
Series 2022-DNA1, Class M1A (1 month SOFR + 1.000%), 4.928%, 01/25/2042 (C)(E)	360,949	351,681
Series 2022-DNA2, Class M1A (1 month SOFR + 1.300%), 5.228%, 02/25/2042 (C)(E)	236,063	232,154
Series 2022-DNA2, Class M1B (1 month SOFR + 2.400%), 6.328%, 02/25/2042 (C)(E)	342,000	332,601
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%), 5.928%, 04/25/2042 (C)(E)	320,960	319,356
Series 2022-DNA3, Class M1B (1 month SOFR + 2.900%), 6.828%, 04/25/2042 (C)(E)	205,000	202,567
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%), 6.128%, 05/25/2042 (C)(E)	243,049	242,296
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%), 7.278%, 05/25/2042 (C)(E)	304,000	305,614
Series 2022-DNA5, Class M1B (1 month SOFR + 4.500%), 8.428%, 06/25/2042 (C)(E)	335,000	350,258
Series 290, Class IO, 3.500%, 11/15/2032	704,779	74,653
Series 3387, Class SB IO, 2.102%, 11/15/2037	713,095	45,976
Series 3632, Class AP, 3.000%, 02/15/2040	405,201	383,648
Series K026, Class X1 IO, 0.877%, 11/25/2022	29,008	0
Series K109, Class X1 IO, 1.583%, 04/25/2030	3,115,103	268,945
Series T-41, Class 3A, 4.402%, 07/25/2032 (B)	39,842	38,118
Federal National Mortgage Association
Series 2001-50, Class BA, 7.000%, 10/25/2041	4,428	4,550
Series 2002-W3, Class A5, 7.500%, 11/25/2041	43,405	46,645
Series 2011-41, Class KA, 4.000%, 01/25/2041	41,501	40,402
Series 2012-137, Class WI IO, 3.500%, 12/25/2032	660,187	72,113
Series 2012-21, Class PA, 2.000%, 03/25/2041	608,514	569,823
Series 2012-38, Class PA, 2.000%, 09/25/2041	424,679	385,872
Series 2015-C01, Class 1M2 (1 month LIBOR + 4.300%), 8.689%, 02/25/2025 (C)	51,156	52,051
Series 2016-M11, Class X1 IO, 0.413%, 07/25/2026	18,422,017	207,574
Series 2016-M12, Class X2 IO, 0.029%, 09/25/2026	29,160,581	16,219
Series 2019-M25, Class X IO, 0.129%, 11/25/2029	31,314,169	252,618
Series 2020-M1, Class X1 IO, 0.198%, 10/25/2029	24,205,879	207,786
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2020-R02, Class 2M2 (1 month LIBOR + 2.000%), 6.389%, 01/25/2040 (C)(E)	$143,795	$141,624
Series 2021-31, Class IE IO, 1.009%, 03/25/2050	2,594,000	161,349
Series 2021-M8, Class X IO, 0.255%, 11/25/2035	10,280,157	227,500
Series 2022-22, Class B, 2.000%, 07/25/2054	1,007,717	623,956
Series 2022-R03, Class 1M1 (1 month SOFR + 2.100%), 6.028%, 03/25/2042 (C)(E)	298,962	296,883
Series 2022-R04, Class 1M1 (1 month SOFR + 2.000%), 5.928%, 03/25/2042 (C)(E)	128,186	127,732
Series 427, Class C20 IO, 2.000%, 02/25/2051	1,991,740	230,048
Series 427, Class C77 IO, 2.500%, 09/25/2051	946,865	142,525
Government National Mortgage Association
Series 2008-90, Class IO, 2.010%, 12/16/2050	2,041,284	257,921
Series 2010-147, Class SA IO, 1.817%, 05/20/2040	318,561	8,746
Series 2010-85, Class SB IO, 2.274%, 03/16/2040	667,331	32,532
Series 2012-114, Class IO, 0.611%, 01/16/2053	279,191	4,297
Series 2012-120, Class IO, 0.640%, 02/16/2053	3,630,503	57,901
Series 2012-70, Class IO, 0.093%, 08/16/2052	270,238	157
Series 2015-41, Class IO, 0.276%, 09/16/2056	2,112,297	27,974
Series 2015-86, Class IO, 0.419%, 05/16/2052	22,317,453	403,575
Series 2016-162, Class IO, 0.677%, 09/16/2058	3,496,141	111,674
Series 2016-174, Class IO, 0.877%, 11/16/2056	329,739	13,612
Series 2017-109, Class IO, 0.271%, 04/16/2057	697,519	14,411
Series 2017-124, Class IO, 0.620%, 01/16/2059	641,744	19,678
Series 2017-135, Class IO, 0.721%, 10/16/2058	1,002,422	41,471
Series 2017-140, Class IO, 0.486%, 02/16/2059	391,972	13,271
Series 2017-159, Class IO, 0.434%, 06/16/2059	9,630,410	320,825
Series 2017-169, Class IO, 0.588%, 01/16/2060	1,904,079	65,531
Series 2017-20, Class IO, 0.532%, 12/16/2058	1,416,313	37,542
Series 2017-22, Class IO, 0.795%, 12/16/2057	199,078	7,784
Series 2017-23, Class IO, 0.609%, 05/16/2059	5,963,794	206,700
Series 2017-41, Class IO, 0.601%, 07/16/2058	533,274	15,411

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2017-46, Class IO, 0.696%, 11/16/2057	$648,532	$24,643
Series 2017-50, Class IO, 0.636%, 01/16/2057	8,744,116	305,609
Series 2017-53, Class IO, 0.532%, 11/16/2056	9,014,030	298,311
Series 2017-61, Class IO, 0.746%, 05/16/2059	325,369	12,459
Series 2018-158, Class IO, 0.770%, 05/16/2061	1,651,941	83,943
Series 2018-35, Class IO, 0.529%, 03/16/2060	1,542,369	58,118
Series 2018-43, Class IO, 0.439%, 05/16/2060	1,323,740	45,045
Series 2018-69, Class IO, 0.610%, 04/16/2060	387,123	18,063
Series 2018-81, Class IO, 0.475%, 01/16/2060	282,982	11,429
Series 2018-85, Class IO, 0.548%, 07/16/2060	5,436,726	230,788
Series 2018-9, Class IO, 0.442%, 01/16/2060	1,646,334	51,621
Series 2019-131, Class IO, 0.802%, 07/16/2061	1,260,470	70,301
Series 2020-100, Class IO, 0.782%, 05/16/2062	1,469,731	87,745
Series 2020-108, Class IO, 0.847%, 06/16/2062	3,214,059	194,035
Series 2020-114, Class IO, 0.800%, 09/16/2062	3,515,710	217,091
Series 2020-118, Class IO, 0.885%, 06/16/2062	2,477,530	156,261
Series 2020-119, Class IO, 0.601%, 08/16/2062	1,415,960	72,479
Series 2020-120, Class IO, 0.760%, 05/16/2062	804,592	47,662
Series 2020-137, Class IO, 0.794%, 09/16/2062	3,692,178	212,920
Series 2020-143, Class IB IO, 0.873%, 03/16/2062	4,368,728	265,462
Series 2020-150, Class IO, 0.961%, 12/16/2062	2,254,267	160,868
Series 2020-161, Class IA IO, 0.500%, 08/16/2062	17,075,624	443,382
Series 2020-170, Class IO, 0.833%, 11/16/2062	2,973,470	191,293
Series 2020-28, Class IO, 0.820%, 11/16/2061	5,422,038	318,404
Series 2020-92, Class IO, 0.877%, 02/16/2062	3,384,080	223,722
Series 2021-11, Class IA IO, 0.250%, 12/16/2062	22,209,152	294,023
Series 2021-3, Class IO, 0.867%, 09/16/2062	3,735,169	245,356
Series 2021-40, Class IO, 0.824%, 02/16/2063	930,153	60,506
Series 2022-106, Class IO, 0.697%, 02/16/2064	5,741,896	355,088
Series 2022-150, Class IO, 0.824%, 06/16/2064	308,949	21,042
Series 2022-17, Class IO, 0.802%, 06/16/2064	2,035,970	137,206
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2022-181, Class IO, 0.715%, 07/16/2064	$950,390	$71,238
Series 2022-21, Class IO, 0.783%, 10/16/2063	892,432	58,347
		14,540,835
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $63,290,505)		$51,233,727
ASSET BACKED SECURITIES – 6.6%
ABPCI Direct Lending Fund I, Ltd. Series 2020-1A, Class A 3.199%, 12/20/2030 (E)	125,000	113,835
Aegis Asset Backed Securities Trust Series 2004-3, Class M1 (1 month LIBOR + 0.900%) 5.289%, 09/25/2034 (C)	373,094	366,584
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2 1.937%, 08/15/2046 (E)	992,000	847,263
American Tower Trust I Series 2018-1, Class A 3.652%, 03/23/2028 (E)	315,000	284,927
Amresco Residential Securities Corp. Mortgage Loan Trust Series 1998-1, Class A6 6.510%, 08/25/2027 (B)	1	1
AMSR Trust
Series 2020-SFR4, Class A 1.355%, 11/17/2037 (E)	153,000	136,913
Series 2021-SFR4, Class A 2.117%, 12/17/2038 (E)	105,000	90,560
Applebee's Funding LLC Series 2019-1A, Class A2I 4.194%, 06/05/2049 (E)	400,950	393,969
Aqua Finance Trust Series 2021-A, Class A 1.540%, 07/17/2046 (E)	150,635	137,727
Arby's Funding LLC Series 2020-1A, Class A2 3.237%, 07/30/2050 (E)	464,313	392,421
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A 2.360%, 03/20/2026 (E)	420,000	390,898
Series 2020-1A, Class A 2.330%, 08/20/2026 (E)	333,000	308,142
Beacon Container Finance II LLC Series 2021-1A, Class A 2.250%, 10/22/2046 (E)	441,667	374,207
BMW Vehicle Lease Trust Series 2022-1, Class A3 1.100%, 03/25/2025	173,000	167,367
BRE Grand Islander Timeshare Issuer LLC Series 2019-A, Class A 3.280%, 09/26/2033 (E)	121,189	113,818
Carlyle Global Market Strategies Series 2018-4A, Class C (3 month LIBOR + 2.900%) 7.143%, 01/20/2031 (C)(E)	530,000	482,676

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
CarMax Auto Owner Trust
Series 2022-1, Class A3 1.470%, 12/15/2026	$236,000	$223,863
Series 2022-4, Class A3 5.340%, 08/16/2027	370,000	373,564
CARS-DB4 LP
Series 2020-1A, Class A1 2.690%, 02/15/2050 (E)	893,145	832,481
Series 2020-1A, Class A4 3.190%, 02/15/2050 (E)	992,292	927,122
Series 2020-1A, Class B1 4.170%, 02/15/2050 (E)	266,000	242,512
Centex Home Equity Loan Trust Series 2005-A, Class M4 (1 month LIBOR + 1.200%) 5.589%, 01/25/2035 (C)	156,736	145,675
CF Hippolyta Issuer LLC
Series 2020-1, Class A1 1.690%, 07/15/2060 (E)	487,758	435,369
Series 2021-1A, Class A1 1.530%, 03/15/2061 (E)	460,633	398,300
Chase Auto Credit Linked Notes Series 2021-3, Class B 0.760%, 02/26/2029 (E)	158,977	149,840
Citibank Credit Card Issuance Trust Series 2017-A6, Class A6 (1 month LIBOR + 0.770%) 5.062%, 05/14/2029 (C)	565,000	554,445
CLI Funding VI LLC Series 2020-1A, Class A 2.080%, 09/18/2045 (E)	549,401	475,638
CLI Funding VIII LLC
Series 2021-1A, Class A 1.640%, 02/18/2046 (E)	384,493	327,847
Series 2022-1A, Class A 2.720%, 01/18/2047 (E)	294,721	250,262
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5 8.100%, 08/15/2025	5,576	4,684
Credit-Based Asset Servicing & Securitization LLC Series 2006-MH1, Class B1 6.250%, 10/25/2036 (E)	2,138,445	2,021,924
DataBank Issuer Series 2021-1A, Class A2 2.060%, 02/27/2051 (E)	225,000	194,884
DB Master Finance LLC
Series 2017-1A, Class A2II 4.030%, 11/20/2047 (E)	189,548	172,296
Series 2021-1A, Class A2I 2.045%, 11/20/2051 (E)	681,120	581,384
Series 2021-1A, Class A2II 2.493%, 11/20/2051 (E)	990,000	813,708
Diamond Infrastructure Funding LLC
Series 2021-1A, Class B 2.355%, 04/15/2049 (E)	1,000,000	816,090
Series 2021-1A, Class C 3.475%, 04/15/2049 (E)	370,000	286,436
Domino's Pizza Master Issuer LLC
Series 2017-1A, Class A23 4.118%, 07/25/2047 (E)	452,438	414,625
Series 2021-1A, Class A2I 2.662%, 04/25/2051 (E)	1,318,915	1,096,918
Driven Brands Funding LLC
Series 2020-2A, Class A2 3.237%, 01/20/2051 (E)	271,170	224,209
Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Driven Brands Funding LLC (continued)
Series 2021-1A, Class A2 2.791%, 10/20/2051 (E)	$428,670	$339,957
Elmwood CLO IV, Ltd. Series 2020-1A, Class A (3 month LIBOR + 1.240%) 5.319%, 04/15/2033 (C)(E)	331,000	325,602
FirstKey Homes Trust
Series 2020-SFR1, Class A 1.339%, 08/17/2037 (E)	587,496	525,008
Series 2020-SFR2, Class A 1.266%, 10/19/2037 (E)	339,186	300,542
Series 2021-SFR1, Class A 1.538%, 08/17/2038 (E)	255,206	221,313
Series 2021-SFR1, Class D 2.189%, 08/17/2038 (E)	346,000	290,452
Series 2022-SFR3, Class A 4.250%, 07/17/2026 (E)	500,000	471,685
Five Guys Funding LLC Series 2017-1A, Class A2 4.600%, 07/25/2047 (E)	669,525	626,716
Ford Credit Auto Owner Trust Series 2022-A, Class A3 1.290%, 06/15/2026	129,000	122,669
Ford Credit Floorplan Master Owner Trust Series 2019-2, Class A 3.060%, 04/15/2026	621,000	602,280
GM Financial Automobile Leasing Trust Series 2021-2, Class A4 0.410%, 05/20/2025	125,000	120,917
GM Financial Consumer Automobile Receivables Trust
Series 2021-4, Class A3 0.680%, 09/16/2026	135,000	127,548
Series 2022-1, Class A3 1.260%, 11/16/2026	112,000	105,883
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 3.208%, 01/22/2029 (E)	274,000	250,157
Series 2021-1A, Class A2 2.773%, 04/20/2029 (E)	335,000	302,923
HI-FI Music IP Issuer LP Series 2022-1A, Class A2 3.939%, 02/01/2062 (E)	292,000	261,560
Hilton Grand Vacations Trust
Series 2017-AA, Class A 2.660%, 12/26/2028 (E)	96,310	94,796
Series 2018-AA, Class A 3.540%, 02/25/2032 (E)	73,175	70,722
Home Partners of America Trust Series 2021-2, Class A 1.901%, 12/17/2026 (E)	147,457	127,363
Honda Auto Receivables Owner Trust Series 2021-2, Class A4 0.550%, 08/16/2027	247,000	228,244
Hyundai Auto Lease Securitization Trust Series 2022-A, Class A3 1.160%, 01/15/2025 (E)	207,000	199,768
ITE Rail Fund Levered LP Series 2021-3A, Class A 2.210%, 06/28/2051 (E)	466,115	394,330
Jack in the Box Funding LLC
Series 2019-1A, Class A23 4.970%, 08/25/2049 (E)	116,918	103,282
Series 2022-1A, Class A2I 3.445%, 02/26/2052 (E)	382,180	331,329

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Laurel Road Prime Student Loan Trust Series 2019-A, Class A2FX 2.730%, 10/25/2048 (E)	$26,791	$26,029
Mercedes-Benz Auto Receivables Trust Series 2021-1, Class A3 0.460%, 06/15/2026	275,000	260,974
MetroNet Infrastructure Issuer LLC Series 2022-1A, Class B 7.460%, 10/20/2052 (E)	400,000	379,596
MVW Owner Trust Series 2018-1A, Class A 3.450%, 01/21/2036 (E)	121,050	117,235
Navient Private Education Loan Trust Series 2016-AA, Class A2A 3.910%, 12/15/2045 (E)	75,838	73,378
Navient Private Education Refi Loan Trust Series 2019-FA, Class A2 2.600%, 08/15/2068 (E)	167,052	154,555
Navient Student Loan Trust Series 2020-2A, Class A1A 1.320%, 08/26/2069 (E)	205,076	171,842
Neighborly Issuer LLC
Series 2021-1A, Class A2 3.584%, 04/30/2051 (E)	618,580	494,962
Series 2022-1A, Class A2 3.695%, 01/30/2052 (E)	253,088	200,606
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 1.910%, 10/20/2061 (E)	607,000	512,897
Series 2021-1, Class B1 2.410%, 10/20/2061 (E)	184,000	151,159
NRZ Excess Spread-Collateralized Notes Series 2021-FHT1, Class A 3.104%, 07/25/2026 (E)	93,927	81,975
Oxford Finance Funding LLC Series 2019-1A, Class A2 4.459%, 02/15/2027 (E)	84,403	83,735
Progress Residential Trust
Series 2020-SFR1, Class A 1.732%, 04/17/2037 (E)	208,625	190,207
Series 2021-SFR8, Class B 1.681%, 10/17/2038 (E)	216,000	178,455
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4 4.934%, 08/25/2035	54,315	52,423
Santander Retail Auto Lease Trust Series 2022-A, Class A3 1.340%, 07/21/2025 (E)	188,000	177,860
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.510%, 01/26/2032 (E)	611,000	575,632
Sesac Finance LLC Series 2019-1, Class A2 5.216%, 07/25/2049 (E)	394,740	364,396
Sierra Timeshare Receivables Funding LLC Series 2019-1A, Class A 3.200%, 01/20/2036 (E)	39,344	37,820
SMB Private Education Loan Trust
Series 2019-B, Class A2A 2.840%, 06/15/2037 (E)	234,251	218,977
Series 2020-PTA, Class A2A 1.600%, 09/15/2054 (E)	267,205	237,367
Series 2021-A, Class APT2 1.070%, 01/15/2053 (E)	200,195	171,659
Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SMB Private Education Loan Trust (continued)
Series 2021-E, Class A1A 1.680%, 02/15/2051 (E)	$1,089,723	$983,166
Sonic Capital LLC
Series 2020-1A, Class A2I 3.845%, 01/20/2050 (E)	408,247	361,927
Series 2021-1A, Class A2I 2.190%, 08/20/2051 (E)	325,875	259,470
Store Master Funding I-VII & XIV Series 2019-1, Class A2 3.650%, 11/20/2049 (E)	286,025	232,023
Sunbird Engine Finance LLC Series 2020-1A, Class A 3.671%, 02/15/2045 (E)	184,215	146,794
Taco Bell Funding LLC Series 2021-1A, Class A2I 1.946%, 08/25/2051 (E)	662,310	559,667
TAL Advantage VII LLC Series 2020-1A, Class B 3.290%, 09/20/2045 (E)	381,875	331,858
TIF Funding II LLC Series 2021-1A, Class A 1.650%, 02/20/2046 (E)	272,467	225,969
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.560%, 11/25/2031 (E)	868,000	836,542
Toyota Auto Receivables Owner Trust Series 2022-A, Class A3 1.230%, 06/15/2026	347,000	329,061
Tricon American Homes Trust Series 2020-SFR2, Class D 2.281%, 11/17/2039 (E)	500,000	411,859
Trimaran Cavu, Ltd. Series 2019-1A, Class D (3 month LIBOR + 4.150%) 8.393%, 07/20/2032 (C)(E)	400,000	367,420
Trinity Rail Leasing LLC Series 2021-1A, Class A 2.260%, 07/19/2051 (E)	377,336	312,112
Triton Container Finance VIII LLC
Series 2020-1A, Class A 2.110%, 09/20/2045 (E)	536,201	458,752
Series 2021-1A, Class A 1.860%, 03/20/2046 (E)	373,699	311,577
Vantage Data Centers Issuer LLC Series 2021-1A, Class A2 2.165%, 10/15/2046 (E)	400,000	343,872
Vantage Data Centers LLC
Series 2020-1A, Class A2 1.645%, 09/15/2045 (E)	343,000	302,500
Series 2020-2A, Class A2 1.992%, 09/15/2045 (E)	312,000	256,316
Verizon Master Trust Series 2022-2, Class A 1.530%, 07/20/2028	289,000	270,112
VR Funding LLC Series 2020-1A, Class A 2.790%, 11/15/2050 (E)	360,434	299,762
VSE VOI Mortgage LLC Series 2017-A, Class A 2.330%, 03/20/2035 (E)	116,432	111,413
Wendy's Funding LLC Series 2021-1A, Class A2I 2.370%, 06/15/2051 (E)	380,210	306,953

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Willis Engine Structured Trust V Series 2020-A, Class A 3.228%, 03/15/2045 (E)	$136,770	$105,181
Zaxby's Funding LLC Series 2021-1A, Class A2 3.238%, 07/30/2051 (E)	277,488	223,344
TOTAL ASSET BACKED SECURITIES (Cost $40,431,155)		$36,371,819
COMMON STOCKS – 0.0%
Energy – 0.0%
Noble Corp. PLC (D)	1,918	72,328
Utilities – 0.0%
Algonquin Power & Utilities Corp.	8,150	194,541
TOTAL COMMON STOCKS (Cost $450,968)		$266,869
PREFERRED SECURITIES – 0.1%
Communication services – 0.0%
Telephone & Data Systems, Inc., 6.625%	7,625	112,240
Financials – 0.0%
Wells Fargo & Company, 7.500%	55	65,175
Utilities – 0.1%
NiSource, Inc., 7.750%	1,800	185,868
TOTAL PREFERRED SECURITIES (Cost $441,919)		$363,283
ESCROW CERTIFICATES – 0.0%
LSC Communications, Inc. (D)(E)	$420,000	265
TOTAL ESCROW CERTIFICATES (Cost $0)		$265
SHORT-TERM INVESTMENTS – 2.2%
Short-term funds – 2.2%
John Hancock Collateral Trust, 4.2988% (J)(K)	1,201,218	12,007,133
TOTAL SHORT-TERM INVESTMENTS (Cost $12,006,375)		$12,007,133
Total Investments (Active Bond Trust) (Cost $613,690,506) – 100.1%		$549,160,402
Other assets and liabilities, net – (0.1%)		(364,349)
TOTAL NET ASSETS – 100.0%		$548,796,053
Currency Abbreviations
ARS	Argentine Peso
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
GO	General Obligation
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
Active Bond Trust (continued)
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Non-income producing security.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $115,581,203 or 21.1% of the fund's net assets as of 12-31-22.
(F)	Non-income producing - Issuer is in default.
(G)	All or a portion of this security is on loan as of 12-31-22.
(H)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(I)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(J)	The rate shown is the annualized seven-day yield as of 12-31-22.
(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $197,536.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
Core Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 56.9%
U.S. Government – 28.2%
U.S. Treasury Bonds
1.125%, 05/15/2040 to 08/15/2040	$28,185,000	$17,566,885
1.375%, 11/15/2040 to 08/15/2050	29,676,000	19,062,790
1.625%, 11/15/2050	2,189,000	1,302,455
1.750%, 08/15/2041	26,163,000	17,904,281
1.875%, 02/15/2041 to 11/15/2051	3,342,000	2,209,438
2.000%, 08/15/2051	5,417,000	3,546,865
2.250%, 02/15/2052	482,000	335,178
2.875%, 05/15/2052	3,371,000	2,701,014
3.000%, 08/15/2052	3,866,000	3,185,222
3.375%, 08/15/2042	1,986,000	1,774,988
4.000%, 11/15/2052	5,523,000	5,530,767
5.250%, 11/15/2028 to 02/15/2029	3,342,000	3,543,636
U.S. Treasury Notes
0.250%, 08/31/2025	6,822,000	6,134,470
0.375%, 11/30/2025 to 01/31/2026	10,695,000	9,534,385
0.750%, 05/31/2026	4,928,000	4,394,968
1.375%, 10/31/2028	6,627,000	5,720,188
1.500%, 08/15/2026 to 11/30/2028	18,003,000	16,387,565
1.625%, 05/15/2026	6,984,000	6,427,735
2.000%, 11/15/2026	4,011,000	3,708,452
2.250%, 11/15/2027	2,500,000	2,303,711
2.375%, 08/15/2024	3,349,000	3,231,262
2.500%, 05/15/2024	1,772,000	1,719,948
2.625%, 07/31/2029	642,000	591,167
2.750%, 02/15/2028 to 05/31/2029	7,933,000	7,446,263
2.875%, 04/30/2025	2,850,000	2,757,932
3.000%, 06/30/2024	499,000	487,051
3.125%, 08/31/2029	2,267,000	2,152,145
3.250%, 06/30/2027 to 06/30/2029	2,437,000	2,332,105
3.875%, 11/30/2027 to 11/30/2029	20,143,000	20,027,363
4.000%, 12/15/2025 to 10/31/2029	11,055,000	10,989,305
4.125%, 09/30/2027 to 11/15/2032	29,107,000	29,296,719
4.375%, 10/31/2024	1,229,000	1,225,495

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
4.500%, 11/30/2024 to 11/15/2025	$5,757,000	$5,762,467
		221,294,215
U.S. Government Agency – 28.7%
Federal Home Loan Mortgage Corp.
2.000%, 11/01/2040 to 12/01/2051	14,725,041	12,419,839
2.305%, (12 month LIBOR + 1.650%), 03/01/2043 (A)	127,162	129,434
2.317%, (12 month LIBOR + 1.642%), 08/01/2043 (A)	86,490	85,858
2.357%, (12 month LIBOR + 1.635%), 07/01/2043 (A)	56,033	56,224
2.447%, (12 month LIBOR + 1.637%), 09/01/2045 (A)	1,064,961	1,066,252
2.500%, 04/01/2042 to 03/01/2052	6,774,539	5,822,226
2.509%, (12 month LIBOR + 1.632%), 11/01/2043 (A)	92,281	92,231
2.542%, (12 month LIBOR + 1.646%), 10/01/2043 (A)	178,590	179,185
2.556%, (12 month LIBOR + 1.606%), 09/01/2043 (A)	44,092	43,780
2.703%, (12 month LIBOR + 1.611%), 10/01/2043 (A)	105,296	104,968
2.814%, (12 month LIBOR + 1.640%), 05/01/2049 (A)	315,368	307,280
2.874%, (12 month LIBOR + 1.723%), 01/01/2044 (A)	192,749	190,317
3.000%, 09/01/2046 to 11/01/2048	1,209,572	1,089,335
3.314%, (12 month LIBOR + 1.687%), 09/01/2047 (A)	545,255	547,127
3.457%, (12 month LIBOR + 1.638%), 03/01/2049 (A)	490,725	488,539
3.500%, 06/01/2046 to 10/01/2046	769,814	717,328
3.574%, (1 month SOFR + 2.183%), 10/01/2052 (A)	3,417,293	3,278,425
3.722%, (12 month LIBOR + 1.635%), 04/01/2048 (A)	1,109,465	1,106,577
3.888%, (1 month SOFR + 2.241%), 12/01/2052 (A)	530,795	513,297
3.912%, (1 month SOFR + 2.130%), 07/01/2052 (A)	405,690	390,118
3.989%, (1 month SOFR + 2.140%), 08/01/2052 (A)	538,766	512,352
4.000%, 07/01/2049	1,408,851	1,359,552
4.119%, (1 month SOFR + 2.380%), 09/01/2052 (A)	277,672	268,577
4.148%, 12/14/2029 (B)	1,179,000	885,063
4.301%, (1 month SOFR + 2.130%), 07/01/2052 (A)	485,303	472,424
4.486%, (12 month LIBOR + 1.686%), 02/01/2043 (A)	126,124	126,753
4.500%, 06/01/2039 to 07/01/2039	90,774	89,656
5.497%, (12 month LIBOR + 1.770%), 09/01/2042 (A)	73,424	74,427
Federal National Mortgage Association
1.500%, 10/01/2041 to 11/01/2041	10,150,173	8,243,184
1.615%, (1 month SOFR + 2.211%), 12/01/2051 (A)	261,531	235,014
1.900%, 01/25/2036	1,322,000	943,804
2.000%, 11/01/2040 to 12/01/2050	41,295,974	34,721,953
2.259%, (12 month LIBOR + 1.560%), 06/01/2043 (A)	71,905	71,059
2.442%, (12 month LIBOR + 1.565%), 03/01/2043 (A)	34,460	34,455
Core Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
2.500%, 12/01/2035 to 03/01/2052	$23,152,521	$20,300,089
2.934%, (12 month LIBOR + 1.583%), 01/01/2046 (A)	779,666	784,056
3.000%, 11/01/2042 to 07/01/2060	39,797,434	35,853,634
3.000%, 02/01/2043 to 11/01/2046 (C)	4,354,912	3,914,376
3.147%, (12 month LIBOR + 1.579%), 10/01/2043 (A)	248,547	247,111
3.404%, (12 month LIBOR + 1.579%), 06/01/2045 (A)	285,581	287,105
3.500%, 11/01/2042 to 04/01/2050	17,813,606	16,552,351
3.684%, (1 month SOFR + 2.370%), 08/01/2052 (A)	600,797	575,145
3.963%, (1 month SOFR + 2.120%), 08/01/2052 (A)	236,557	225,395
4.000%, 01/01/2027 to 08/01/2059	14,408,756	14,039,199
4.155%, (1 month SOFR + 2.132%), 10/01/2052 (A)	2,044,342	1,998,277
4.168%, (1 month SOFR + 2.120%), 07/01/2052 (A)	930,776	893,958
4.224%, (1 month SOFR + 2.370%), 09/01/2052 (A)	276,822	269,488
4.229%, 11/15/2030 (B)	3,465,000	2,488,827
4.250%, (1 month SOFR + 2.127%), 11/01/2052 (A)	722,029	707,515
4.317%, (1 month SOFR + 2.125%), 08/01/2052 (A)	1,075,359	1,050,586
4.352%, (1 month SOFR + 2.124%), 07/01/2052 (A)	1,034,268	1,011,703
4.500%, 06/01/2041 to 11/01/2048	2,376,942	2,354,875
4.532%, (1 month SOFR + 2.120%), 11/01/2052 (A)	469,882	464,219
4.622%, (1 month SOFR + 2.127%), 08/01/2052 (A)	1,196,033	1,179,106
4.645%, (1 month SOFR + 2.122%), 08/01/2052 (A)	882,480	863,101
4.651%, (1 month SOFR + 2.131%), 08/01/2052 (A)	942,932	930,479
4.663%, (1 month SOFR + 2.122%), 12/01/2052 (A)	750,000	743,777
5.000%, 07/01/2044	55,258	56,123
5.500%, 09/01/2052	790,189	815,152
6.000%, TBA (C)	1,600,000	1,624,751
6.119%, (12 month LIBOR + 1.639%), 01/01/2043 (A)	57,488	58,725
6.500%, TBA (C)	14,900,000	15,250,334
6.500%, 11/01/2052 to 12/01/2052	670,477	711,217
Government National Mortgage Association
2.500%, TBA (C)	2,900,000	2,512,105
2.500%, 12/20/2051	2,928,018	2,539,785
3.000%, 06/20/2043 to 10/20/2050	8,255,000	7,408,081
3.500%, 01/20/2048	486,725	450,954
4.000%, TBA (C)	1,000,000	946,672
4.000%, 06/20/2047 to 04/20/2048	3,763,746	3,613,972
4.500%, 08/15/2047 to 02/20/2049	1,088,803	1,069,544
5.000%, 12/20/2039 to 03/20/2049	4,029,489	4,055,956
		225,514,356
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $483,429,215)		$446,808,571

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 0.8%
Australia – 0.1%
Export Finance & Insurance Corp. 4.625%, 10/26/2027 (D)	$1,045,000	$1,055,566
Bermuda – 0.0%
Government of Bermuda 5.000%, 07/15/2032 (D)	311,000	308,871
Canada – 0.1%
Province of Saskatchewan 3.250%, 06/08/2027	422,000	402,299
Chile – 0.0%
Republic of Chile 4.340%, 03/07/2042	240,000	202,774
Italy – 0.0%
Republic of Italy 3.875%, 05/06/2051	200,000	134,500
Mexico – 0.4%
Government of Mexico
3.500%, 02/12/2034	736,000	588,998
3.750%, 04/19/2071	688,000	427,462
3.771%, 05/24/2061	458,000	289,241
4.400%, 02/12/2052	783,000	575,636
4.500%, 04/22/2029	711,000	678,007
4.600%, 02/10/2048	200,000	154,235
4.875%, 05/19/2033	235,000	215,716
		2,929,295
Paraguay – 0.1%
Republic of Paraguay 5.400%, 03/30/2050 (D)	545,000	469,624
Peru – 0.0%
Republic of Peru
3.000%, 01/15/2034	211,000	166,195
3.600%, 01/15/2072	163,000	105,837
		272,032
Poland – 0.1%
Republic of Poland 5.750%, 11/16/2032	605,000	643,784
South Korea – 0.0%
Export-Import Bank of Korea 4.500%, 09/15/2032	375,000	365,495
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $7,520,560)		$6,784,240
CORPORATE BONDS – 23.8%
Communication services – 1.6%
AT&T, Inc.
1.700%, 03/25/2026	1,383,000	1,246,355
3.500%, 06/01/2041	297,000	221,483
3.650%, 09/15/2059	291,000	194,775
3.800%, 12/01/2057	836,000	576,784
Charter Communications Operating LLC 3.500%, 06/01/2041 to 03/01/2042	940,000	604,056
Comcast Corp.
1.500%, 02/15/2031	363,000	282,632
2.987%, 11/01/2063	348,000	210,421
4.049%, 11/01/2052	300,000	237,428
5.350%, 11/15/2027	611,000	624,001
5.500%, 11/15/2032	1,221,000	1,273,128
Discovery Communications LLC 4.000%, 09/15/2055	325,000	195,283
Netflix, Inc.
5.375%, 11/15/2029 (D)	327,000	317,190
5.875%, 11/15/2028	531,000	538,184
Rogers Communications, Inc. 4.550%, 03/15/2052 (D)	345,000	267,474
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
T-Mobile USA, Inc.
2.250%, 02/15/2026	$1,259,000	$1,145,238
2.875%, 02/15/2031	127,000	104,944
3.375%, 04/15/2029	1,472,000	1,296,493
3.500%, 04/15/2031	84,000	72,559
Verizon Communications, Inc.
2.355%, 03/15/2032	314,000	248,908
2.550%, 03/21/2031	437,000	359,371
2.650%, 11/20/2040	390,000	263,244
3.550%, 03/22/2051	278,000	198,034
Vodafone Group PLC
4.250%, 09/17/2050	110,000	83,883
5.000%, 05/30/2038	139,000	127,912
Warnermedia Holdings, Inc.
5.050%, 03/15/2042 (D)	611,000	467,465
5.141%, 03/15/2052 (D)	1,407,000	1,022,842
5.391%, 03/15/2062 (D)	694,000	506,630
		12,686,717
Consumer discretionary – 1.1%
Amazon.com, Inc.
2.875%, 05/12/2041	194,000	144,726
4.700%, 12/01/2032	759,000	751,278
Ford Motor Company 4.750%, 01/15/2043	59,000	42,350
Ford Motor Credit Company LLC
2.700%, 08/10/2026	513,000	445,489
2.900%, 02/10/2029	551,000	440,117
General Motors Company
5.400%, 10/15/2029	729,000	695,683
5.600%, 10/15/2032	150,000	139,349
General Motors Financial Company, Inc. 3.100%, 01/12/2032	299,000	234,279
Hyundai Capital America
0.800%, 01/08/2024 (D)	245,000	233,071
1.300%, 01/08/2026 (D)	587,000	513,375
2.000%, 06/15/2028 (D)	276,000	224,815
Lowe's Companies, Inc.
4.250%, 04/01/2052	583,000	462,204
5.625%, 04/15/2053	875,000	837,633
McDonald's Corp.
3.625%, 09/01/2049	452,000	340,012
4.200%, 04/01/2050	668,000	555,769
5.150%, 09/09/2052	292,000	279,972
The Home Depot, Inc.
2.375%, 03/15/2051	444,000	264,875
3.125%, 12/15/2049	539,000	381,638
3.300%, 04/15/2040	116,000	92,359
3.625%, 04/15/2052	276,000	213,050
4.500%, 09/15/2032	887,000	866,068
4.950%, 09/15/2052	608,000	583,583
Toyota Motor Credit Corp. 5.450%, 11/10/2027	179,000	183,010
		8,924,705
Consumer staples – 1.1%
Anheuser-Busch Companies LLC
4.700%, 02/01/2036	785,000	741,388
4.900%, 02/01/2046	1,523,000	1,384,522
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/2038	824,000	736,582
Bunge, Ltd. Finance Corp. 1.630%, 08/17/2025	319,000	290,491
Diageo Capital PLC
5.300%, 10/24/2027	764,000	781,445
5.500%, 01/24/2033	792,000	828,637

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Nestle Holdings, Inc.
4.125%, 10/01/2027 (D)	$449,000	$438,432
4.700%, 01/15/2053 (D)	305,000	286,849
Philip Morris International, Inc.
5.000%, 11/17/2025	657,000	659,952
5.125%, 11/17/2027	984,000	991,187
5.750%, 11/17/2032	493,000	502,577
Viterra Finance BV 5.250%, 04/21/2032 (D)	761,000	668,448
Walmart, Inc. 4.500%, 09/09/2052	438,000	416,617
		8,727,127
Energy – 1.5%
Aker BP ASA
2.000%, 07/15/2026 (D)	743,000	656,300
3.100%, 07/15/2031 (D)	882,000	723,349
4.000%, 01/15/2031 (D)	349,000	305,863
Energy Transfer LP
4.400%, 03/15/2027	137,000	130,140
4.950%, 05/15/2028	1,024,000	982,161
5.300%, 04/15/2047	801,000	666,423
5.400%, 10/01/2047	236,000	199,906
5.750%, 02/15/2033	1,124,000	1,099,677
6.125%, 12/15/2045	248,000	229,460
Exxon Mobil Corp.
3.452%, 04/15/2051	778,000	585,704
4.327%, 03/19/2050	1,024,000	896,767
Galaxy Pipeline Assets Bidco, Ltd.
1.750%, 09/30/2027 (D)	612,240	566,387
2.160%, 03/31/2034 (D)	678,700	576,632
2.625%, 03/31/2036 (D)	459,000	369,405
2.940%, 09/30/2040 (D)	261,930	210,303
Kinder Morgan, Inc. 5.450%, 08/01/2052	903,000	810,514
Petroleos Mexicanos
2.378%, 04/15/2025	343,750	332,188
2.460%, 12/15/2025	972,300	928,511
Pioneer Natural Resources Company 2.150%, 01/15/2031	414,000	327,226
Targa Resources Partners LP
4.875%, 02/01/2031	653,000	589,626
5.500%, 03/01/2030	163,000	153,370
		11,339,912
Financials – 7.5%
Antares Holdings LP 3.750%, 07/15/2027 (D)	866,000	700,072
Athene Global Funding
2.500%, 03/24/2028 (D)	972,000	809,939
2.646%, 10/04/2031 (D)	916,000	699,782
Banco Santander SA 3.225%, (3.225% to 11-22-31, then 1 Year CMT + 1.600%), 11/22/2032	400,000	302,043
Bank of America Corp.
1.530%, (1.530% to 12-6-24, then SOFR + 0.650%), 12/06/2025	2,578,000	2,377,691
1.658%, (1.658% to 3-11-26, then SOFR + 0.910%), 03/11/2027	2,204,000	1,949,887
1.734%, (1.734% to 7-22-26, then SOFR + 0.960%), 07/22/2027	1,997,000	1,749,604
2.687%, (2.687% to 4-22-31, then SOFR + 1.320%), 04/22/2032	2,125,000	1,700,816
3.419%, (3.419% to 12-20-27, then 3 month LIBOR + 1.040%), 12/20/2028	1,539,000	1,393,610
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (continued)
5.015%, (5.015% to 7-22-32, then SOFR + 2.160%), 07/22/2033	$643,000	$610,459
6.204%, (6.204% to 11-10-27, then SOFR + 1.990%), 11/10/2028	1,505,000	1,553,870
Barclays PLC
7.385%, (7.385% to 11-2-27, then 1 Year CMT + 3.300%), 11/02/2028	1,536,000	1,601,016
7.437%, (7.437% to 11-2-32, then 1 Year CMT + 3.500%), 11/02/2033	920,000	963,977
Blackstone Holdings Finance Company LLC 6.200%, 04/22/2033 (D)	917,000	924,342
Brighthouse Financial, Inc. 3.850%, 12/22/2051	274,000	172,959
Citigroup, Inc.
4.910%, (4.910% to 5-24-32, then SOFR + 2.086%), 05/24/2033	785,000	735,100
6.270%, (6.270% to 11-17-32, then SOFR + 2.338%), 11/17/2033	1,519,000	1,567,064
Cooperatieve Rabobank UA
3.649%, (3.649% to 4-6-27, then 1 Year CMT + 1.220%), 04/06/2028 (D)	1,591,000	1,465,823
3.758%, (3.758% to 4-6-32, then 1 Year CMT + 1.420%), 04/06/2033 (D)	1,069,000	910,663
Credit Suisse Group AG 9.016%, (9.016% to 11-15-32, then SOFR + 5.020%), 11/15/2033 (D)	774,000	792,473
Deutsche Bank AG 3.742%, (3.742% to 10-7-31, then SOFR + 2.257%), 01/07/2033	1,222,000	867,835
Enstar Group, Ltd. 3.100%, 09/01/2031	699,000	510,434
HSBC Holdings PLC 7.390%, (7.390% to 11-3-27, then SOFR + 3.350%), 11/03/2028	904,000	950,059
JPMorgan Chase & Co.
1.040%, (1.040% to 2-4-26, then 3 month CME Term SOFR + 0.695%), 02/04/2027	2,779,000	2,417,365
1.045%, (1.045% to 11-19-25, then SOFR + 0.800%), 11/19/2026	861,000	759,433
1.470%, (1.470% to 9-22-26, then SOFR + 0.765%), 09/22/2027	692,000	599,108
1.561%, (1.561% to 12-10-24, then SOFR + 0.605%), 12/10/2025	4,066,000	3,764,399
1.578%, (1.578% to 4-22-26, then SOFR + 0.885%), 04/22/2027	688,000	604,520
2.182%, (2.182% to 6-1-27, then SOFR + 1.890%), 06/01/2028	852,000	744,974
4.323%, (4.323% to 4-26-27, then SOFR + 1.560%), 04/26/2028	453,000	432,609
4.565%, (4.565% to 6-14-29, then SOFR + 1.750%), 06/14/2030	703,000	661,428
4.912%, (4.912% to 7-25-32, then SOFR + 2.080%), 07/25/2033	582,000	554,138
Liberty Mutual Group, Inc. 5.500%, 06/15/2052 (D)	269,000	241,349
Lloyds Banking Group PLC
4.716%, (4.716% to 8-11-25, then 1 Year CMT + 1.750%), 08/11/2026	1,177,000	1,151,616
4.976%, (4.976% to 8-11-32, then 1 Year CMT + 2.300%), 08/11/2033	683,000	627,124

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Marsh & McLennan Companies, Inc. 6.250%, 11/01/2052	$153,000	$169,668
Mitsubishi UFJ Financial Group, Inc.
2.309%, (2.309% to 7-20-31, then 1 Year CMT + 0.950%), 07/20/2032	577,000	444,062
5.133%, (5.133% to 7-20-32, then 1 Year CMT + 2.125%), 07/20/2033	387,000	369,516
Morgan Stanley
0.790%, (0.790% to 5-30-24, then SOFR + 0.525%), 05/30/2025	1,790,000	1,664,152
0.791%, (0.791% to 1-22-24, then SOFR + 0.509%), 01/22/2025	1,772,000	1,676,399
0.864%, (0.864% to 10-21-24, then SOFR + 0.745%), 10/21/2025	152,000	139,456
0.985%, (0.985% to 12-10-25, then SOFR + 0.720%), 12/10/2026	1,413,000	1,238,093
1.512%, (1.512% to 7-20-26, then SOFR + 0.858%), 07/20/2027	1,081,000	938,079
6.342%, (6.342% to 10-18-32, then SOFR + 2.560%), 10/18/2033	1,517,000	1,589,520
Owl Rock Capital Corp. III 3.125%, 04/13/2027	378,000	311,167
Santander UK Group Holdings PLC 6.833%, (6.833% to 11-21-25, then SOFR + 2.749%), 11/21/2026	1,215,000	1,230,699
SBL Holdings, Inc. 5.000%, 02/18/2031 (D)	962,000	756,535
Stewart Information Services Corp. 3.600%, 11/15/2031	375,000	287,373
The Goldman Sachs Group, Inc.
0.657%, (0.657% to 9-10-23, then SOFR + 0.505%), 09/10/2024	1,391,000	1,338,193
0.925%, (0.925% to 10-21-23, then SOFR + 0.486%), 10/21/2024	2,065,000	1,978,270
1.948%, (1.948% to 10-21-26, then SOFR + 0.913%), 10/21/2027	688,000	601,577
The PNC Financial Services Group, Inc. 6.037%, (6.037% to 10-28-32, then SOFR + 2.140%), 10/28/2033	915,000	952,606
Truist Financial Corp. 6.123%, (6.123% to 10-28-32, then SOFR + 2.300%), 10/28/2033	429,000	451,352
Trust Fibra Uno 6.390%, 01/15/2050 (D)	356,000	287,352
UBS Group AG 4.703%, (4.703% to 8-5-26, then 1 Year CMT + 2.050%), 08/05/2027 (D)	1,448,000	1,399,474
Wells Fargo & Company
3.526%, (3.526% to 3-24-27, then SOFR + 1.510%), 03/24/2028	2,901,000	2,686,329
4.808%, (4.808% to 7-25-27, then SOFR + 1.980%), 07/25/2028	303,000	295,939
4.897%, (4.897% to 7-25-32, then SOFR + 2.100%), 07/25/2033	435,000	413,047
		59,086,439
Health care – 2.4%
AbbVie, Inc.
4.050%, 11/21/2039	329,000	281,607
4.250%, 11/21/2049	1,877,000	1,557,694
4.300%, 05/14/2036	201,000	180,994
4.450%, 05/14/2046	204,000	175,324
Astrazeneca Finance LLC 1.750%, 05/28/2028	963,000	826,588
AstraZeneca PLC 1.375%, 08/06/2030	281,000	221,997
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Centene Corp.
2.500%, 03/01/2031	$259,000	$202,661
3.000%, 10/15/2030	624,000	511,524
Cigna Corp. 3.400%, 03/15/2050	128,000	90,718
CVS Health Corp.
3.000%, 08/15/2026	299,000	279,281
4.875%, 07/20/2035	91,000	86,420
5.050%, 03/25/2048	666,000	597,765
Danaher Corp.
2.600%, 10/01/2050	330,000	210,447
2.800%, 12/10/2051	221,000	146,028
DH Europe Finance II Sarl 2.200%, 11/15/2024	761,000	725,088
Gilead Sciences, Inc.
2.600%, 10/01/2040	481,000	335,589
2.800%, 10/01/2050	449,000	287,061
4.000%, 09/01/2036	248,000	218,602
GSK Consumer Healthcare Capital US LLC
3.375%, 03/24/2027 to 03/24/2029	900,000	829,073
3.625%, 03/24/2032	1,040,000	912,993
HCA, Inc. 4.625%, 03/15/2052 (D)	1,423,000	1,107,515
Pfizer, Inc.
1.750%, 08/18/2031	561,000	450,343
2.550%, 05/28/2040	964,000	697,047
Roche Holdings, Inc.
2.076%, 12/13/2031 (D)	985,000	801,362
2.607%, 12/13/2051 (D)	401,000	259,682
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/2023	228,000	224,064
Takeda Pharmaceutical Company, Ltd.
2.050%, 03/31/2030	777,000	634,226
3.025%, 07/09/2040	354,000	259,785
3.175%, 07/09/2050	363,000	244,821
4.400%, 11/26/2023	193,000	191,450
Thermo Fisher Scientific, Inc.
1.750%, 10/15/2028	280,000	237,132
2.800%, 10/15/2041	446,000	328,237
UnitedHealth Group, Inc.
2.750%, 05/15/2040	212,000	153,803
3.050%, 05/15/2041	146,000	109,708
3.250%, 05/15/2051	616,000	440,771
4.000%, 05/15/2029	427,000	407,784
4.625%, 07/15/2035	437,000	423,665
5.250%, 02/15/2028	465,000	475,337
5.300%, 02/15/2030	775,000	798,592
5.350%, 02/15/2033	775,000	799,558
5.875%, 02/15/2053	739,000	797,946
		18,520,282
Industrials – 2.2%
Adani International Container Terminal Private, Ltd. 3.000%, 02/16/2031 (D)	264,375	206,936
AerCap Ireland Capital DAC 1.150%, 10/29/2023	1,680,000	1,616,471
Canadian National Railway Company
3.850%, 08/05/2032	437,000	406,027
4.400%, 08/05/2052	291,000	258,435
Canadian Pacific Railway Company
1.350%, 12/02/2024	689,000	642,218
1.750%, 12/02/2026	134,000	119,412
2.450%, 12/02/2031	111,000	91,931

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Canadian Pacific Railway Company (continued)
3.000%, 12/02/2041	$136,000	$102,530
Crowley Conro LLC 4.181%, 08/15/2043	475,865	443,813
CSX Corp. 4.100%, 11/15/2032	727,000	681,559
Delta Air Lines, Inc. 4.750%, 10/20/2028 (D)	1,634,000	1,535,916
Honeywell International, Inc. 5.000%, 02/15/2033	931,000	948,261
John Deere Capital Corp.
2.350%, 03/08/2027	693,000	630,582
4.150%, 09/15/2027	1,458,000	1,429,889
4.850%, 10/11/2029	509,000	509,495
Lockheed Martin Corp.
5.100%, 11/15/2027	774,000	791,057
5.700%, 11/15/2054	619,000	648,564
5.900%, 11/15/2063	309,000	331,738
Northrop Grumman Corp. 4.400%, 05/01/2030	991,000	950,952
Parker-Hannifin Corp.
4.250%, 09/15/2027	844,000	818,844
4.500%, 09/15/2029	563,000	539,494
Quanta Services, Inc. 0.950%, 10/01/2024	553,000	509,268
The Boeing Company
2.196%, 02/04/2026	1,052,000	955,808
3.250%, 02/01/2035	341,000	259,330
3.750%, 02/01/2050	608,000	417,428
5.930%, 05/01/2060	789,000	718,735
Union Pacific Corp.
2.375%, 05/20/2031	294,000	247,520
2.800%, 02/14/2032	400,000	345,315
3.375%, 02/14/2042	332,000	263,885
		17,421,413
Information technology – 2.2%
Advanced Micro Devices, Inc. 3.924%, 06/01/2032	894,000	830,642
Apple, Inc.
2.375%, 02/08/2041	226,000	159,714
2.400%, 08/20/2050	35,000	21,769
2.650%, 05/11/2050 to 02/08/2051	618,000	408,465
2.800%, 02/08/2061	197,000	124,633
3.250%, 08/08/2029	1,165,000	1,076,854
3.950%, 08/08/2052	584,000	496,222
4.100%, 08/08/2062	437,000	363,240
Broadcom, Inc.
2.450%, 02/15/2031 (D)	485,000	381,995
3.150%, 11/15/2025	363,000	343,845
3.419%, 04/15/2033 (D)	1,318,000	1,056,651
3.469%, 04/15/2034 (D)	619,000	493,796
4.150%, 11/15/2030	328,000	293,938
4.150%, 04/15/2032 (D)	417,000	366,067
4.926%, 05/15/2037 (D)	443,000	386,458
Dell International LLC
3.375%, 12/15/2041 (D)	689,000	461,442
3.450%, 12/15/2051 (D)	177,000	108,325
6.100%, 07/15/2027	281,000	288,686
Intel Corp.
2.800%, 08/12/2041	725,000	506,224
4.900%, 08/05/2052	670,000	592,719
5.050%, 08/05/2062	290,000	254,407
KLA Corp.
3.300%, 03/01/2050	254,000	183,933
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
KLA Corp. (continued)
4.950%, 07/15/2052	$258,000	$239,619
NXP BV
2.650%, 02/15/2032	573,000	448,455
3.250%, 05/11/2041	304,000	212,113
3.400%, 05/01/2030	385,000	332,696
4.400%, 06/01/2027	336,000	322,020
Oracle Corp.
3.950%, 03/25/2051	586,000	417,489
4.000%, 07/15/2046	538,000	392,061
4.375%, 05/15/2055	187,000	141,326
6.900%, 11/09/2052	619,000	662,221
Qualcomm, Inc.
4.500%, 05/20/2052	457,000	400,225
6.000%, 05/20/2053	698,000	741,325
VMware, Inc.
0.600%, 08/15/2023	1,355,000	1,319,600
1.000%, 08/15/2024	962,000	895,138
1.400%, 08/15/2026	898,000	782,846
4.700%, 05/15/2030	557,000	518,130
Xilinx, Inc. 2.375%, 06/01/2030	237,000	199,283
		17,224,572
Materials – 0.5%
Anglo American Capital PLC
3.875%, 03/16/2029 (D)	841,000	755,038
4.750%, 03/16/2052 (D)	470,000	390,225
Freeport-McMoRan, Inc. 5.250%, 09/01/2029	864,000	833,587
Glencore Finance Canada, Ltd.
6.000%, 11/15/2041 (D)	36,000	33,892
6.900%, 11/15/2037 (D)	320,000	336,727
Glencore Funding LLC 4.875%, 03/12/2029 (D)	246,000	235,771
Rohm and Haas Company 7.850%, 07/15/2029	364,000	406,500
The Dow Chemical Company
6.900%, 05/15/2053	290,000	314,880
7.375%, 11/01/2029	703,000	780,990
		4,087,610
Real estate – 1.7%
Agree LP
2.000%, 06/15/2028	580,000	474,922
2.600%, 06/15/2033	133,000	100,105
4.800%, 10/01/2032	291,000	269,213
American Homes 4 Rent LP
3.625%, 04/15/2032	534,000	449,182
4.300%, 04/15/2052	239,000	175,169
American Tower Corp.
2.700%, 04/15/2031	221,000	179,884
3.125%, 01/15/2027	291,000	266,623
3.650%, 03/15/2027	410,000	382,932
Brixmor Operating Partnership LP 2.500%, 08/16/2031	323,000	247,044
Crown Castle, Inc.
1.050%, 07/15/2026	832,000	718,851
2.100%, 04/01/2031	122,000	96,154
2.900%, 03/15/2027 to 04/01/2041	1,417,000	1,174,348
3.300%, 07/01/2030	480,000	419,901
4.000%, 03/01/2027	139,000	132,557
Essex Portfolio LP
1.700%, 03/01/2028	699,000	581,867
2.550%, 06/15/2031	275,000	217,137
Extra Space Storage LP 2.350%, 03/15/2032	240,000	181,609

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Federal Realty Investment Trust 3.950%, 01/15/2024	$369,000	$364,198
GLP Capital LP 5.300%, 01/15/2029	269,000	254,565
Invitation Homes Operating Partnership LP
2.000%, 08/15/2031	92,000	67,988
4.150%, 04/15/2032	527,000	461,065
Kimco Realty Corp. 4.600%, 02/01/2033	437,000	399,643
Mid-America Apartments LP
3.950%, 03/15/2029	267,000	250,604
4.000%, 11/15/2025	328,000	318,749
4.300%, 10/15/2023	273,000	271,387
Realty Income Corp.
2.200%, 06/15/2028	286,000	244,921
2.850%, 12/15/2032	386,000	313,031
3.650%, 01/15/2028	300,000	279,870
5.625%, 10/13/2032	846,000	859,221
Regency Centers LP 2.950%, 09/15/2029	731,000	613,540
Rexford Industrial Realty LP 2.150%, 09/01/2031	144,000	110,342
STORE Capital Corp.
2.700%, 12/01/2031	185,000	135,815
2.750%, 11/18/2030	472,000	362,254
4.500%, 03/15/2028	714,000	643,956
4.625%, 03/15/2029	341,000	305,487
Sun Communities Operating LP
2.300%, 11/01/2028	267,000	222,271
4.200%, 04/15/2032	534,000	470,311
		13,016,716
Utilities – 2.0%
American Transmission Systems, Inc. 2.650%, 01/15/2032 (D)	192,000	157,567
Baltimore Gas and Electric Company 2.250%, 06/15/2031	414,000	335,371
CenterPoint Energy Houston Electric LLC 3.600%, 03/01/2052	305,000	234,172
Consumers Energy Company
2.500%, 05/01/2060	237,000	132,653
2.650%, 08/15/2052	185,000	116,323
Dominion Energy, Inc. 5.375%, 11/15/2032	912,000	903,961
DTE Electric Company
2.950%, 03/01/2050	483,000	327,514
3.650%, 03/01/2052	221,000	170,762
DTE Energy Company 1.050%, 06/01/2025	248,000	224,629
Duke Energy Carolinas LLC
2.550%, 04/15/2031	281,000	234,563
2.850%, 03/15/2032	514,000	434,805
3.550%, 03/15/2052	374,000	279,311
Duke Energy Corp.
2.550%, 06/15/2031	303,000	246,888
3.500%, 06/15/2051	86,000	59,706
3.750%, 09/01/2046	86,000	63,809
4.300%, 03/15/2028	727,000	699,537
Duke Energy Florida LLC 2.400%, 12/15/2031	412,000	336,422
Duke Energy Progress LLC 2.500%, 08/15/2050	417,000	250,214
EDP Finance BV 6.300%, 10/11/2027 (D)	336,000	345,091
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Entergy Arkansas LLC 2.650%, 06/15/2051	$372,000	$224,299
Eversource Energy
1.400%, 08/15/2026	236,000	207,099
1.650%, 08/15/2030	470,000	365,714
3.375%, 03/01/2032	104,000	90,533
Florida Power & Light Company 3.950%, 03/01/2048	365,000	301,231
Israel Electric Corp., Ltd. 3.750%, 02/22/2032 (D)	278,000	243,164
Jersey Central Power & Light Company 2.750%, 03/01/2032 (D)	454,000	366,621
Metropolitan Edison Company 4.300%, 01/15/2029 (D)	486,000	456,156
MidAmerican Energy Company 2.700%, 08/01/2052	358,000	229,211
Mississippi Power Company
3.100%, 07/30/2051	496,000	315,604
3.950%, 03/30/2028	496,000	465,123
4.250%, 03/15/2042	190,000	154,125
Northern States Power Company 3.200%, 04/01/2052	280,000	199,071
NSTAR Electric Company
3.100%, 06/01/2051	255,000	175,090
4.550%, 06/01/2052	336,000	302,378
4.950%, 09/15/2052	147,000	142,007
Pacific Gas & Electric Company
2.100%, 08/01/2027	221,000	188,741
3.950%, 12/01/2047	619,000	419,689
4.200%, 06/01/2041	240,000	177,653
4.500%, 07/01/2040	142,000	110,982
4.750%, 02/15/2044	139,000	106,347
4.950%, 07/01/2050	864,000	669,462
PacifiCorp 5.350%, 12/01/2053	456,000	451,303
PECO Energy Company 2.850%, 09/15/2051	499,000	328,447
Pennsylvania Electric Company 3.250%, 03/15/2028 (D)	403,000	361,992
Public Service Company of Oklahoma 3.150%, 08/15/2051	280,000	185,593
Public Service Electric & Gas Company
1.900%, 08/15/2031	555,000	441,156
2.050%, 08/01/2050	116,000	64,637
2.700%, 05/01/2050	226,000	145,978
Public Service Enterprise Group, Inc.
1.600%, 08/15/2030	318,000	246,565
2.450%, 11/15/2031	358,000	286,103
Southern California Edison Company 4.125%, 03/01/2048	311,000	248,170
The AES Corp. 1.375%, 01/15/2026	313,000	277,940
Trans-Allegheny Interstate Line Company 3.850%, 06/01/2025 (D)	195,000	188,227
Virginia Electric and Power Company
2.950%, 11/15/2051	414,000	272,046
4.625%, 05/15/2052	311,000	271,401
Wisconsin Electric Power Company 4.750%, 09/30/2032	414,000	405,653
		15,638,809
TOTAL CORPORATE BONDS (Cost $207,726,200)		$186,674,302

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS – 0.3%
Board of Regents of the University of Texas System 2.439%, 08/15/2049	$285,000	$178,997
County of Clark Department of Aviation (Nevada) 6.820%, 07/01/2045	750,000	882,216
North Texas Tollway Authority 6.718%, 01/01/2049	697,000	826,094
Ohio State University 4.800%, 06/01/2111	464,000	381,907
Port Authority of New York & New Jersey 4.458%, 10/01/2062	571,000	495,480
TOTAL MUNICIPAL BONDS (Cost $3,491,211)		$2,764,694
COLLATERALIZED MORTGAGE OBLIGATIONS – 9.5%
Commercial and residential – 4.3%
3650R Commercial Mortgage Trust Series 2021-PF1, Class A5 2.522%, 11/15/2054	465,000	371,697
Angel Oak Mortgage Trust LLC
Series 2020-2, Class A1A, 2.531%, 01/26/2065 (D)(E)	129,745	117,308
Series 2020-5, Class A1, 1.373%, 05/25/2065 (D)(E)	93,734	83,337
Series 2021-6, Class A1, 1.458%, 09/25/2066 (D)(E)	500,699	395,802
BANK Series 2022-BNK44, Class A5 5.746%, 11/15/2055 (E)	685,000	713,235
Barclays Commercial Mortgage Trust Series 2019-C3, Class A3 3.319%, 05/15/2052	721,000	649,582
BBCMS Mortgage Trust
Series 2018-C2, Class ASB, 4.236%, 12/15/2051	214,000	206,016
Series 2022-C18, Class A5, 5.710%, 12/15/2055 (E)	289,000	302,379
Benchmark Mortgage Trust Series 2022-B35, Class A5 4.445%, 05/15/2055 (E)	223,000	213,085
Bunker Hill Loan Depositary Trust Series 2019-2, Class A1 2.879%, 07/25/2049 (D)	359,696	330,709
BX Commercial Mortgage Trust
Series 2021-VOLT, Class A (1 month LIBOR + 0.700%), 5.018%, 09/15/2036 (A)(D)	2,021,000	1,946,770
Series 2021-XL2, Class A (1 month LIBOR + 0.689%), 5.007%, 10/15/2038 (A)(D)	925,788	889,797
CFCRE Commercial Mortgage Trust Series 2017-C8, Class ASB 3.367%, 06/15/2050	264,179	252,089
Citigroup Commercial Mortgage Trust Series 2022-GC48, Class A5 4.580%, 05/15/2054 (E)	561,000	540,418
COLT Mortgage Loan Trust
Series 2021-2, Class A1, 0.924%, 08/25/2066 (D)(E)	665,089	524,710
Series 2021-4, Class A1, 1.397%, 10/25/2066 (D)(E)	717,104	582,291
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2013-CR10, Class A4, 4.210%, 08/10/2046 (E)	15,000	14,898
Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) (continued)
Series 2013-CR11, Class A4, 4.258%, 08/10/2050	$2,260,000	$2,235,068
Series 2013-CR13, Class A4, 4.194%, 11/10/2046 (E)	308,000	302,597
Series 2013-CR6, Class A4, 3.101%, 03/10/2046	674,315	672,150
Series 2014-UBS4, Class A4, 3.420%, 08/10/2047	730,000	705,929
Series 2015-LC19, Class A3, 2.922%, 02/10/2048	1,445,444	1,386,410
Series 2015-LC23, Class A3, 3.521%, 10/10/2048	379,000	359,663
CSAIL Commercial Mortgage Trust
Series 2019-C16, Class A2, 3.067%, 06/15/2052	342,000	298,918
Series 2021-C20, Class A3, 2.805%, 03/15/2054	254,000	211,452
EQUS Mortgage Trust Series 2021-EQAZ, Class A (1 month LIBOR + 0.755%) 5.073%, 10/15/2038 (A)(D)	786,984	757,368
GS Mortgage Securities Trust
Series 2013-GC14, Class A5, 4.243%, 08/10/2046	412,000	407,918
Series 2014-GC18, Class A4, 4.074%, 01/10/2047	971,000	950,083
Series 2015-GC32, Class A3, 3.498%, 07/10/2048	335,858	320,305
Series 2020-GC47, Class A5, 2.377%, 05/12/2053	319,000	263,355
Series 2020-GSA2, Class A4, 1.721%, 12/12/2053	995,000	780,560
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust Series 2010-1, Class A1 5.314%, 01/25/2051 (D)	660,283	642,861
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class A5, 3.664%, 07/15/2045	629,000	623,684
Series 2013-C17, Class A4, 4.199%, 01/15/2047	202,000	198,722
Series 2014-C23, Class A4, 3.670%, 09/15/2047	338,301	327,007
Series 2015-C28, Class A3, 2.912%, 10/15/2048	1,351,830	1,283,249
Series 2015-C30, Class A5, 3.822%, 07/15/2048	535,000	509,728
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class A4, 4.166%, 12/15/2046	902,000	889,277
Series 2016-JP4, Class A3, 3.393%, 12/15/2049	198,000	183,144
Med Trust Series 2021-MDLN, Class A (1 month LIBOR + 0.950%) 5.268%, 11/15/2038 (A)(D)	1,273,000	1,225,111

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
MFA Trust Series 2021-NQM2, Class A1 1.029%, 11/25/2064 (D)(E)	$293,039	$237,879
Morgan Stanley Capital I Trust
Series 2019-L2, Class A3, 3.806%, 03/15/2052	454,000	414,455
Series 2020-HR8, Class A3, 1.790%, 07/15/2053	557,000	442,374
New Residential Mortgage Loan Trust Series 2019-NQM4, Class A1 2.492%, 09/25/2059 (D)(E)	154,441	139,138
NewRez Warehouse Securitization Trust Series 2021-1, Class A (1 month LIBOR + 0.750%) 5.139%, 05/25/2055 (A)(D)	1,888,000	1,857,946
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.275%, 02/25/2050 (D)(E)	55,799	53,412
Series 2020-3, Class A1, 1.486%, 04/25/2065 (D)(E)	230,241	210,722
Series 2020-INV1, Class A1, 1.027%, 11/25/2055 (D)(E)	206,962	190,415
Series 2021-1, Class A1, 1.219%, 05/25/2065 (D)(E)	273,331	246,903
Series 2021-4, Class A1, 1.162%, 08/25/2056 (D)(E)	681,111	546,978
Verus Securitization Trust
Series 2019-4, Class A1 (2.642% to 10-25-23, then 3.642% thereafter), 2.642%, 11/25/2059 (D)	254,715	241,612
Series 2019-INV2, Class A1, 2.913%, 07/25/2059 (D)(E)	135,481	130,662
Series 2019-INV3, Class A1, 2.692%, 11/25/2059 (D)(E)	115,153	108,097
Series 2020-1, Class A1 (2.417% to 1-25-24, then 3.417% thereafter), 2.417%, 01/25/2060 (D)	267,281	251,623
Series 2020-2, Class A1, 2.226%, 05/25/2060 (D)(E)	114,977	110,266
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter), 1.218%, 05/25/2065 (D)	103,141	93,569
Series 2021-1, Class A1, 0.815%, 01/25/2066 (D)(E)	347,948	289,967
Series 2021-2, Class A1, 1.031%, 02/25/2066 (D)(E)	654,485	543,487
Series 2021-3, Class A1, 1.046%, 06/25/2066 (D)(E)	489,082	390,585
Series 2021-4, Class A1, 0.938%, 07/25/2066 (D)(E)	594,284	457,227
Series 2021-5, Class A1, 1.013%, 09/25/2066 (D)(E)	1,904,849	1,520,664
Series 2021-7, Class A1, 1.829%, 10/25/2066 (D)(E)	901,251	756,223
Series 2021-8, Class A1, 1.824%, 11/25/2066 (D)(E)	639,389	538,489
Series 2021-R1, Class A1, 0.820%, 10/25/2063 (D)(E)	301,403	269,058
Series 2021-R3, Class A1, 1.020%, 04/25/2064 (D)(E)	306,994	264,572
Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Visio Trust Series 2020-1R, Class A1 1.312%, 11/25/2055 (D)	$227,495	$204,675
		34,179,680
U.S. Government Agency – 5.2%
Federal Home Loan Mortgage Corp.
Series 264, Class 30, 3.000%, 07/15/2042	1,028,535	932,526
Series 4205, Class PA, 1.750%, 05/15/2043	327,072	275,939
Series 4742, Class PA, 3.000%, 10/15/2047	894,733	811,179
Series 4880, Class DA, 3.000%, 05/15/2050	670,066	610,464
Series 5091, Class AB, 1.500%, 03/25/2051	1,092,003	894,898
Series 5119, Class AB, 1.500%, 08/25/2049	443,656	358,409
Series 5178, Class TP, 2.500%, 04/25/2049	814,408	698,073
Series 5182, Class M, 2.500%, 05/25/2049	515,360	453,692
Series 5201, Class CA, 2.500%, 07/25/2048	759,610	675,940
Series 5202, Class LA, 2.500%, 05/25/2049	737,775	636,169
Series 5203, Class G, 2.500%, 11/25/2048	328,495	286,942
Series 5217, Class CD, 2.500%, 07/25/2049	663,275	603,064
Series K144, Class A2, 2.450%, 04/25/2032	741,000	626,028
Series K145, Class A2, 2.580%, 05/25/2032	741,000	632,549
Series K146, Class A2, 2.920%, 06/25/2032	1,413,000	1,241,807
Series K147, Class A2, 3.000%, 06/25/2032 (E)	1,413,000	1,249,969
Series KG07, Class A2, 3.123%, 08/25/2032 (E)	738,000	658,403
Federal National Mortgage Association
Series 2012-151, Class NX, 1.500%, 01/25/2043	361,278	305,551
Series 2013-11, Class AP, 1.500%, 01/25/2043	1,256,631	1,113,128
Series 2013-43, Class BP, 1.750%, 05/25/2043	413,388	358,533
Series 2015-84, Class PA, 1.700%, 08/25/2033	1,446,375	1,307,588
Series 2016-48, Class MA, 2.000%, 06/25/2038	1,483,934	1,336,120
Series 2016-57, Class PC, 1.750%, 06/25/2046	2,838,918	2,357,820
Series 2017-13, Class PA, 3.000%, 08/25/2046	557,102	505,560
Series 2017-M7, Class A2, 2.961%, 02/25/2027 (E)	287,968	270,646
Series 2018-14, Class KC, 3.000%, 03/25/2048	955,265	889,607
Series 2018-8, Class KL, 2.500%, 03/25/2047	512,534	447,927

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2018-85, Class FE (1 month LIBOR + 0.300%), 4.689%, 12/25/2048 (A)	$1,187,334	$1,159,200
Series 2019-25, Class PA, 3.000%, 05/25/2048	920,518	835,301
Series 2020-45, Class JL, 3.000%, 07/25/2040	929,761	839,610
Series 2020-48, Class AB, 2.000%, 07/25/2050	446,867	376,487
Series 2020-48, Class DA, 2.000%, 07/25/2050	1,351,663	1,156,596
Series 2021-27, Class EC, 1.500%, 05/25/2051	1,867,255	1,526,074
Series 2021-78, Class ND, 1.500%, 11/25/2051	1,049,163	858,672
Series 2021-78, Class PA, 2.500%, 11/25/2051	589,976	513,108
Series 2022-11, Class A, 2.500%, 07/25/2047	1,630,048	1,470,437
Series 2022-28, Class CA, 2.000%, 01/25/2048	612,286	538,434
Series 2022-M13, Class A2, 2.593%, 06/25/2032 (E)	587,000	495,643
Series 414, Class A35, 3.500%, 10/25/2042	1,129,603	1,054,134
Government National Mortgage Association
Series 2012-141, Class WA, 4.523%, 11/16/2041 (E)	179,290	175,957
Series 2017-167, Class BQ, 2.500%, 08/20/2044	490,224	445,959
Series 2021-23, Class MG, 1.500%, 02/20/2051	1,285,419	1,056,754
Series 2021-27, Class BD, 5.000%, 02/20/2051	506,933	508,467
Series 2021-27, Class CW, 5.001%, 02/20/2051 (E)	662,124	655,327
Series 2021-27, Class NT, 5.000%, 02/20/2051	533,028	518,949
Series 2021-27, Class Q, 5.000%, 02/20/2051	459,932	448,988
Series 2021-8, Class CY, 5.000%, 01/20/2051	478,921	473,931
Series 2022-107, Class C, 2.500%, 06/20/2051	2,188,795	1,844,667
Series 2022-205, Class A, 2.000%, 09/20/2051	794,000	640,301
Series 2022-31, Class GH, 2.500%, 12/20/2049	1,450,991	1,283,585
Series 2022-50, Class DC, 2.500%, 08/20/2051	648,775	556,438
Series 2022-84, Class A, 2.500%, 01/20/2052	648,461	549,146
		40,520,696
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $82,421,989)		$74,700,376
ASSET BACKED SECURITIES – 11.6%
Ally Auto Receivables Trust
Series 2022-1, Class A3 3.310%, 11/15/2026	783,000	762,598
Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ally Auto Receivables Trust (continued)
Series 2022-2, Class A4 4.870%, 04/17/2028	$660,000	$661,251
Series 2022-3, Class A4 5.070%, 06/15/2031	331,000	333,321
American Express Credit Account Master Trust
Series 2022-3, Class A 3.750%, 08/15/2027	1,427,000	1,395,022
Series 2022-4, Class A 4.950%, 10/15/2027	1,069,000	1,076,891
AmeriCredit Automobile Receivables Trust
Series 2022-1, Class A3 2.450%, 11/18/2026	259,000	250,688
Series 2022-2, Class A3 4.380%, 04/18/2028	633,000	621,122
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A 2.360%, 03/20/2026 (D)	678,000	631,021
Series 2020-1A, Class A 2.330%, 08/20/2026 (D)	494,000	457,123
Series 2021-2A, Class A 1.660%, 02/20/2028 (D)	1,415,000	1,224,383
Series 2022-3A, Class A 4.620%, 02/20/2027 (D)	1,167,000	1,139,262
Series 2022-4A, Class A 4.770%, 02/20/2029 (D)	579,000	559,144
BA Credit Card Trust
Series 2022-A1, Class A1 3.530%, 11/15/2027	1,244,000	1,209,700
Series 2022-A2, Class A2 5.000%, 04/17/2028	907,000	915,756
Capital One Multi-Asset Execution Trust
Series 2021-A2, Class A2 1.390%, 07/15/2030	1,000,000	833,729
Series 2022-A2, Class A 3.490%, 05/15/2027	883,000	858,719
Series 2022-A3, Class A 4.950%, 10/15/2027	764,000	769,831
Chase Auto Owner Trust Series 2022-AA, Class A4 3.990%, 03/27/2028 (D)	416,000	405,906
Chase Issuance Trust Series 2022-A1, Class A 3.970%, 09/15/2027	277,000	270,986
College Ave Student Loans LLC
Series 2017-A, Class A1 (1 month LIBOR + 1.650%) 6.039%, 11/26/2046 (A)(D)	340,745	333,418
Series 2018-A, Class A2 4.130%, 12/26/2047 (D)	241,860	225,011
Series 2019-A, Class A2 3.280%, 12/28/2048 (D)	426,187	382,041
Series 2021-A, Class A2 1.600%, 07/25/2051 (D)	549,264	471,619
Ford Credit Auto Lease Trust
Series 2022-A, Class A3 3.230%, 05/15/2025	1,243,000	1,218,495
Series 2022-A, Class A4 3.370%, 07/15/2025	599,000	582,248
Ford Credit Auto Owner Trust
Series 2020-2, Class A 1.060%, 04/15/2033 (D)	451,000	403,830
Series 2022-1, Class A 3.880%, 11/15/2034 (D)	2,096,000	2,009,291

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust (continued)
Series 2022-A, Class A3 1.290%, 06/15/2026	$411,000	$390,829
Series 2022-C, Class A4 4.590%, 12/15/2027	1,064,000	1,052,854
Series 2022-D, Class A4 5.300%, 03/15/2028	299,000	302,307
GM Financial Automobile Leasing Trust
Series 2022-2, Class A4 3.540%, 05/20/2026	689,000	672,203
Series 2022-3, Class A4 4.110%, 08/20/2026	874,000	856,322
GM Financial Consumer Automobile Receivables Trust
Series 2022-2, Class A3 3.100%, 02/16/2027	1,782,000	1,725,872
Series 2022-2, Class A4 3.250%, 04/17/2028	951,000	908,370
Series 2022-3, Class A4 3.710%, 12/16/2027	535,000	519,140
Series 2022-4, Class A3 4.820%, 08/16/2027	864,000	864,476
Series 2022-4, Class A4 4.880%, 08/16/2028	942,000	944,531
GM Financial Revolving Receivables Trust Series 2022-1, Class A 5.910%, 10/11/2035 (D)	786,000	800,186
Hertz Vehicle Financing LLC
Series 2021-2A, Class A 1.680%, 12/27/2027 (D)	740,000	644,063
Series 2022-1A, Class A 1.990%, 06/25/2026 (D)	1,683,000	1,544,829
Series 2022-2A, Class A 2.330%, 06/26/2028 (D)	1,490,000	1,306,025
Series 2022-4A, Class A 3.730%, 09/25/2026 (D)	735,000	702,160
Series 2022-5A, Class A 3.890%, 09/25/2028 (D)	1,485,000	1,370,842
Honda Auto Receivables Owner Trust Series 2022-2, Class A4 3.760%, 12/18/2028	398,000	388,134
Hyundai Auto Lease Securitization Trust Series 2022-C, Class A4 4.480%, 08/17/2026 (D)	873,000	861,639
Hyundai Auto Receivables Trust
Series 2021-C, Class A4 1.030%, 12/15/2027	549,000	496,848
Series 2022-A, Class A3 2.220%, 10/15/2026	1,004,000	959,239
Series 2022-A, Class A4 2.350%, 04/17/2028	341,000	318,925
Series 2022-C, Class A3 5.390%, 06/15/2027	749,000	756,696
Series 2022-C, Class A4 5.520%, 10/16/2028	693,000	704,749
Mercedes-Benz Auto Receivables Trust Series 2022-1, Class A4 5.250%, 02/15/2029	693,000	696,460
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month LIBOR + 1.600%) 5.918%, 10/15/2031 (A)(D)	470,000	465,105
Series 2016-AA, Class A2B (1 month LIBOR + 2.150%) 6.468%, 12/15/2045 (A)(D)	261,285	263,533
Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Navient Private Education Loan Trust (continued)
Series 2020-IA, Class A1A 1.330%, 04/15/2069 (D)	$1,337,272	$1,139,599
Navient Private Education Refi Loan Trust
Series 2018-A, Class A2 3.190%, 02/18/2042 (D)	5,920	5,876
Series 2018-CA, Class A2 3.520%, 06/16/2042 (D)	35,695	35,011
Series 2018-DA, Class A2A 4.000%, 12/15/2059 (D)	620,893	593,976
Series 2019-CA, Class A2 3.130%, 02/15/2068 (D)	515,359	486,569
Series 2019-D, Class A2A 3.010%, 12/15/2059 (D)	1,194,966	1,088,291
Series 2019-FA, Class A2 2.600%, 08/15/2068 (D)	658,135	608,900
Series 2020-BA, Class A2 2.120%, 01/15/2069 (D)	430,323	390,644
Series 2020-EA, Class A 1.690%, 05/15/2069 (D)	114,375	102,888
Series 2020-GA, Class A 1.170%, 09/16/2069 (D)	457,788	406,031
Series 2020-HA, Class A 1.310%, 01/15/2069 (D)	339,324	304,536
Series 2021-A, Class A 0.840%, 05/15/2069 (D)	182,908	158,144
Series 2021-BA, Class A 0.940%, 07/15/2069 (D)	260,674	220,162
Series 2021-CA, Class A 1.060%, 10/15/2069 (D)	1,070,222	909,811
Series 2021-EA, Class A 0.970%, 12/16/2069 (D)	1,815,294	1,520,707
Series 2021-FA, Class A 1.110%, 02/18/2070 (D)	902,039	759,412
Series 2021-GA, Class A 1.580%, 04/15/2070 (D)	642,462	544,013
Series 2022-A, Class A 2.230%, 07/15/2070 (D)	2,161,986	1,875,965
Navient Student Loan Trust
Series 2019-BA, Class A2A 3.390%, 12/15/2059 (D)	961,382	908,202
Series 2021-3A, Class A1A 1.770%, 08/25/2070 (D)	1,010,595	872,211
Nelnet Student Loan Trust
Series 2004-3, Class A5 (3 month LIBOR + 0.180%) 4.538%, 10/27/2036 (A)	753,138	731,581
Series 2004-4, Class A5 (3 month LIBOR + 0.160%) 4.518%, 01/25/2037 (A)	715,521	700,307
Series 2005-1, Class A5 (3 month LIBOR + 0.110%) 4.468%, 10/25/2033 (A)	2,259,637	2,180,311
Series 2005-2, Class A5 (3 month LIBOR + 0.100%) 4.853%, 03/23/2037 (A)	2,100,515	2,037,396
Series 2005-3, Class A5 (3 month LIBOR + 0.120%) 4.873%, 12/24/2035 (A)	1,457,366	1,412,032
Series 2005-4, Class A4 (3 month LIBOR + 0.180%) 4.933%, 03/22/2032 (A)	379,320	368,721
Nissan Auto Lease Trust Series 2022-A, Class A3 3.810%, 05/15/2025	1,175,000	1,157,044

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust Series 2022-B, Class A4 4.450%, 11/15/2029	$736,000	$725,093
PenFed Auto Receivables Owner Trust
Series 2022-A, Class A3 3.960%, 04/15/2026 (D)	615,000	605,763
Series 2022-A, Class A4 4.180%, 12/15/2028 (D)	302,000	296,799
Santander Drive Auto Receivables Trust
Series 2022-2, Class A3 2.980%, 10/15/2026	1,878,000	1,847,244
Series 2022-3, Class A3 3.400%, 12/15/2026	625,000	613,536
Series 2022-4, Class A3 4.140%, 02/16/2027	889,000	870,584
Series 2022-5, Class A3 4.110%, 08/17/2026	733,000	719,421
Series 2022-6, Class A3 4.490%, 11/16/2026	1,551,000	1,531,766
Series 2022-7, Class A3 5.750%, 04/15/2027	503,000	505,805
SMB Private Education Loan Trust
Series 2016-B, Class A2A 2.430%, 02/17/2032 (D)	78,065	74,602
Series 2016-B, Class A2B (1 month LIBOR + 1.450%) 5.768%, 02/17/2032 (A)(D)	30,668	30,445
Series 2016-C, Class A2B (1 month LIBOR + 1.100%) 5.418%, 09/15/2034 (A)(D)	208,936	208,112
Series 2018-C, Class A2A 3.630%, 11/15/2035 (D)	137,881	129,601
Series 2019-A, Class A2A 3.440%, 07/15/2036 (D)	299,284	284,622
Series 2020-B, Class A1A 1.290%, 07/15/2053 (D)	510,524	450,372
Series 2020-PTA, Class A2A 1.600%, 09/15/2054 (D)	808,116	717,877
Series 2020-PTB, Class A2A 1.600%, 09/15/2054 (D)	2,221,822	1,962,429
Series 2021-A, Class APT1 1.070%, 01/15/2053 (D)	1,802,961	1,546,934
Series 2021-B, Class A 1.310%, 07/17/2051 (D)	506,753	452,263
Series 2021-C, Class A2 (1 month LIBOR + 0.800%) 5.118%, 01/15/2053 (A)(D)	1,255,937	1,197,051
Series 2021-D, Class A1A 1.340%, 03/17/2053 (D)	1,376,774	1,206,039
Series 2021-E, Class A1A 1.680%, 02/15/2051 (D)	982,931	886,816
Series 2022-C, Class A1A 4.480%, 05/16/2050 (D)	541,441	517,776
Series 2022-D, Class A1B (1 month SOFR + 1.800%) 5.607%, 10/15/2058 (A)(D)	751,845	745,385
SoFi Professional Loan Program LLC
Series 2017-D, Class A2FX 2.650%, 09/25/2040 (D)	25,981	24,831
Series 2017-E, Class A2B 2.720%, 11/26/2040 (D)	139,882	138,906
Series 2020-C, Class AFX 1.950%, 02/15/2046 (D)	93,808	84,013
Series 2021-A, Class AFX 1.030%, 08/17/2043 (D)	323,358	256,775
Series 2021-B, Class AFX 1.140%, 02/15/2047 (D)	740,082	608,595
Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Synchrony Card Funding LLC
Series 2022-A1, Class A 3.370%, 04/15/2028	$1,072,000	$1,034,218
Series 2022-A2, Class A 3.860%, 07/15/2028	922,000	899,133
T-Mobile US Trust Series 2022-1A, Class A 4.910%, 05/22/2028 (D)	1,152,000	1,150,085
Toyota Auto Loan Extended Note Trust Series 2022-1A, Class A 3.820%, 04/25/2035 (D)	744,000	704,800
Toyota Auto Receivables Owner Trust
Series 2022-B, Class A4 3.110%, 08/16/2027	709,000	672,519
Series 2022-C, Class A4 3.770%, 02/15/2028	667,000	644,865
Series 2022-D, Class A4 5.430%, 04/17/2028	378,000	384,886
Triton Container Finance VIII LLC Series 2020-1A, Class A 2.110%, 09/20/2045 (D)	426,211	364,649
Verizon Master Trust
Series 2022-2, Class A 1.530%, 07/20/2028	577,000	539,290
Series 2022-4, Class A (3.400% to 6-20-25, then 4.150% thereafter) 3.400%, 11/20/2028	1,226,000	1,187,039
Series 2022-6, Class A (3.670% to 7-20-25, then 4.420% thereafter) 3.670%, 01/22/2029	1,083,000	1,048,709
World Omni Automobile Lease Securitization Trust
Series 2022-A, Class A3 3.210%, 02/18/2025	669,000	654,661
Series 2022-A, Class A4 3.340%, 06/15/2027	394,000	384,092
TOTAL ASSET BACKED SECURITIES (Cost $96,452,259)		$90,945,484
SHORT-TERM INVESTMENTS – 0.8%
Short-term funds – 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (F)	6,153,473	6,153,473
TOTAL SHORT-TERM INVESTMENTS (Cost $6,153,473)		$6,153,473
Total Investments (Core Bond Trust) (Cost $887,194,907) – 103.7%		$814,831,140
Other assets and liabilities, net – (3.7%)		(29,366,460)
TOTAL NET ASSETS – 100.0%		$785,464,680
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Core Bond Trust (continued)
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $91,140,463 or 11.6% of the fund's net assets as of 12-31-22.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-22.
High Yield Trust
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 0.3%
Argentina – 0.3%
Provincia de Buenos Aires 5.250%, (5.250% to 9-1-23, then 6.375% to 9-1-24, then 6.625% thereafter), 09/01/2037 (A)	$756,976	$261,157
Republic of Argentina
0.500%, (0.500% to 7-9-23, then 0.750% to 7-9-27, then 1.750% thereafter), 07/09/2030	598,627	161,444
1.000%, 07/09/2029	59,073	15,681
1.500%, (1.500% to 7-9-23, then 3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter), 07/09/2035	526,571	133,562
		571,844
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,077,014)		$571,844
CORPORATE BONDS – 82.9%
Communication services – 10.9%
Accelerate360 Holdings LLC 8.000%, 03/01/2028 (A)	719,050	765,788
Allen Media LLC 10.500%, 02/15/2028 (A)	1,470,000	558,600
Altice Financing SA 5.750%, 08/15/2029 (A)	780,000	613,519
Altice France Holding SA 10.500%, 05/15/2027 (A)	640,000	488,000
Altice France SA 5.125%, 07/15/2029 (A)	590,000	442,348
AMC Entertainment Holdings, Inc.
7.500%, 02/15/2029 (A)	730,000	392,309
10.000%, 06/15/2026 (A)	330,000	133,650
CCO Holdings LLC
4.250%, 02/01/2031 to 01/15/2034 (A)	220,000	170,699
4.500%, 08/15/2030 (A)	620,000	512,216
4.500%, 05/01/2032	1,530,000	1,217,880
4.750%, 02/01/2032 (A)	540,000	437,778
Charter Communications Operating LLC 6.484%, 10/23/2045	230,000	207,408
Clear Channel Outdoor Holdings, Inc. 7.500%, 06/01/2029 (A)	760,000	558,045
CSC Holdings LLC
4.125%, 12/01/2030 (A)	240,000	169,399
5.000%, 11/15/2031 (A)	330,000	184,371
5.750%, 01/15/2030 (A)	600,000	338,394
6.500%, 02/01/2029 (A)	800,000	654,000
Directv Financing LLC 5.875%, 08/15/2027 (A)	710,000	635,209
DISH DBS Corp.
5.125%, 06/01/2029	1,000,000	645,110
5.750%, 12/01/2028 (A)	900,000	718,313
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
DISH DBS Corp. (continued)
5.875%, 11/15/2024	$500,000	$464,617
7.750%, 07/01/2026	870,000	701,559
Gannett Holdings LLC 6.000%, 11/01/2026 (A)(B)	620,000	505,300
iHeartCommunications, Inc.
4.750%, 01/15/2028 (A)	190,000	154,725
5.250%, 08/15/2027 (A)	410,000	347,304
Match Group Holdings II LLC
3.625%, 10/01/2031 (A)	480,000	368,095
4.625%, 06/01/2028 (A)	350,000	312,011
Playtika Holding Corp. 4.250%, 03/15/2029 (A)	490,000	384,626
Sabre GLBL, Inc. 11.250%, 12/15/2027 (A)	470,000	483,971
Sprint Capital Corp. 8.750%, 03/15/2032	115,000	136,862
Sprint Corp. 7.625%, 02/15/2025	510,000	526,490
Sprint LLC 7.875%, 09/15/2023	670,000	679,371
Time Warner Cable LLC 7.300%, 07/01/2038	220,000	218,234
UPC Holding BV 5.500%, 01/15/2028 (A)	430,000	381,625
Urban One, Inc. 7.375%, 02/01/2028 (A)	340,000	287,405
Viavi Solutions, Inc. 3.750%, 10/01/2029 (A)	270,000	226,923
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (A)	330,000	295,607
Virgin Media Vendor Financing Notes IV DAC 5.000%, 07/15/2028 (A)	470,000	410,830
Vmed O2 UK Financing I PLC 4.750%, 07/15/2031 (A)	910,000	739,239
ZipRecruiter, Inc. 5.000%, 01/15/2030 (A)	330,000	272,059
ZoomInfo Technologies LLC 3.875%, 02/01/2029 (A)	700,000	588,268
		18,328,157
Consumer discretionary – 16.6%
Academy, Ltd. 6.000%, 11/15/2027 (A)	250,000	239,343
Adtalem Global Education, Inc. 5.500%, 03/01/2028 (A)	511,000	463,733
American Axle & Manufacturing, Inc. 5.000%, 10/01/2029 (B)	1,080,000	870,774
American News Company LLC 8.500%, (8.500% Cash or 10.000% PIK), 09/01/2026 (A)	580,247	646,975
Bath & Body Works, Inc.
5.250%, 02/01/2028	920,000	854,358
7.500%, 06/15/2029	160,000	157,952
9.375%, 07/01/2025 (A)	340,000	362,163
Bed Bath & Beyond, Inc. 5.165%, 08/01/2044	680,000	68,000
Boyne USA, Inc. 4.750%, 05/15/2029 (A)	500,000	442,522
Caesars Entertainment, Inc.
4.625%, 10/15/2029 (A)	600,000	488,286
6.250%, 07/01/2025 (A)	360,000	349,803
Carnival Corp.
7.625%, 03/01/2026 (A)	490,000	388,371
10.500%, 06/01/2030 (A)	470,000	382,322

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Carnival Holdings Bermuda, Ltd. 10.375%, 05/01/2028 (A)	$510,000	$523,571
Carriage Purchaser, Inc. 7.875%, 10/15/2029 (A)	720,000	511,200
Carriage Services, Inc. 4.250%, 05/15/2029 (A)	640,000	508,223
Carrols Restaurant Group, Inc. 5.875%, 07/01/2029 (A)	350,000	245,302
Dornoch Debt Merger Sub, Inc. 6.625%, 10/15/2029 (A)	410,000	287,638
Empire Communities Corp. 7.000%, 12/15/2025 (A)	650,000	587,705
Fertitta Entertainment LLC 4.625%, 01/15/2029 (A)	640,000	541,590
Fontainebleau Las Vegas Holdings LLC 10.250%, 06/15/2015 (A)(C)	3,600,425	360
Foot Locker, Inc. 4.000%, 10/01/2029 (A)	640,000	498,579
Ford Motor Company
3.250%, 02/12/2032	400,000	299,977
6.100%, 08/19/2032	1,170,000	1,080,328
Ford Motor Credit Company LLC
4.000%, 11/13/2030	810,000	664,880
4.950%, 05/28/2027	330,000	307,857
5.113%, 05/03/2029	1,100,000	996,100
5.125%, 06/16/2025	460,000	442,217
Full House Resorts, Inc. 8.250%, 02/15/2028 (A)	1,160,000	1,026,960
Installed Building Products, Inc. 5.750%, 02/01/2028 (A)	410,000	368,650
Melco Resorts Finance, Ltd. 5.375%, 12/04/2029 (A)	340,000	271,861
Mohegan Tribal Gaming Authority 13.250%, 12/15/2027 (A)	570,000	594,225
NCL Corp., Ltd.
5.875%, 02/15/2027 (A)	2,260,000	1,957,831
7.750%, 02/15/2029 (A)	610,000	459,049
NMG Holding Company, Inc. 7.125%, 04/01/2026 (A)	300,000	281,180
PetSmart, Inc. 7.750%, 02/15/2029 (A)	250,000	234,798
Rent-A-Center, Inc. 6.375%, 02/15/2029 (A)	790,000	639,069
Royal Caribbean Cruises, Ltd.
5.500%, 08/31/2026 (A)	640,000	538,400
11.625%, 08/15/2027 (A)	570,000	572,411
Sands China, Ltd. 5.900%, 08/08/2028	200,000	187,261
Sizzling Platter LLC 8.500%, 11/28/2025 (A)	430,000	395,642
Speedway Motorsports LLC 4.875%, 11/01/2027 (A)	320,000	283,956
StoneMor, Inc. 8.500%, 05/15/2029 (A)	790,000	632,000
Sugarhouse HSP Gaming Prop Mezz LP 5.875%, 05/15/2025 (A)	270,000	252,039
The Michaels Companies, Inc.
5.250%, 05/01/2028 (A)	360,000	289,631
7.875%, 05/01/2029 (A)	1,070,000	714,940
TopBuild Corp. 3.625%, 03/15/2029 (A)	320,000	262,370
Viking Cruises, Ltd.
5.875%, 09/15/2027 (A)	170,000	138,578
7.000%, 02/15/2029 (A)	490,000	405,475
13.000%, 05/15/2025 (A)	910,000	960,102
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
VOC Escrow, Ltd. 5.000%, 02/15/2028 (A)	$1,345,000	$1,156,835
WW International, Inc. 4.500%, 04/15/2029 (A)	800,000	399,672
Wynn Macau, Ltd.
4.875%, 10/01/2024 (A)(B)	310,000	292,683
5.125%, 12/15/2029 (A)	260,000	210,363
5.625%, 08/26/2028 (A)	920,000	785,763
Wynn Resorts Finance LLC 7.750%, 04/15/2025 (A)	360,000	358,004
		27,879,877
Consumer staples – 0.9%
Darling Ingredients, Inc. 6.000%, 06/15/2030 (A)	290,000	283,475
Edgewell Personal Care Company 4.125%, 04/01/2029 (A)	340,000	289,843
Simmons Foods, Inc. 4.625%, 03/01/2029 (A)	590,000	480,291
Triton Water Holdings, Inc. 6.250%, 04/01/2029 (A)	610,000	489,305
		1,542,914
Energy – 12.3%
Antero Resources Corp. 5.375%, 03/01/2030 (A)	430,000	398,657
Apache Corp. 7.750%, 12/15/2029 (B)	310,000	324,121
Berry Petroleum Company LLC 7.000%, 02/15/2026 (A)	1,290,000	1,184,782
Blue Racer Midstream LLC
6.625%, 07/15/2026 (A)	670,000	648,540
7.625%, 12/15/2025 (A)	350,000	347,394
Cheniere Energy Partners LP 4.000%, 03/01/2031	470,000	400,139
Chesapeake Energy Corp. 5.500%, 02/01/2026 (A)	80,000	77,198
Chord Energy Corp. 6.375%, 06/01/2026 (A)	990,000	964,191
CNX Midstream Partners LP 4.750%, 04/15/2030 (A)	740,000	607,292
Colgate Energy Partners III LLC 5.875%, 07/01/2029 (A)	1,320,000	1,133,696
Comstock Resources, Inc. 5.875%, 01/15/2030 (A)	380,000	326,686
DCP Midstream Operating LP
6.450%, 11/03/2036 (A)	280,000	274,378
6.750%, 09/15/2037 (A)	200,000	201,598
Earthstone Energy Holdings LLC 8.000%, 04/15/2027 (A)	260,000	248,729
Endeavor Energy Resources LP 5.750%, 01/30/2028 (A)	410,000	392,583
Energy Transfer LP 6.500%, (6.500% to 11-15-26, then 5 Year CMT + 5.694%), 11/15/2026 (D)	180,000	154,800
EQM Midstream Partners LP
4.000%, 08/01/2024	120,000	115,316
5.500%, 07/15/2028	560,000	500,728
6.500%, 07/01/2027 (A)	220,000	210,265
6.500%, 07/15/2048	1,460,000	1,094,380
7.500%, 06/01/2030 (A)	360,000	346,867
Hilcorp Energy I LP 6.250%, 04/15/2032 (A)	530,000	457,345
Howard Midstream Energy Partners LLC 6.750%, 01/15/2027 (A)	610,000	584,713
MEG Energy Corp. 7.125%, 02/01/2027 (A)	830,000	846,510

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Nabors Industries, Ltd. 7.250%, 01/15/2026 (A)	$620,000	$584,287
Neptune Energy Bondco PLC 6.625%, 05/15/2025 (A)	250,000	242,752
Northern Oil and Gas, Inc. 8.125%, 03/01/2028 (A)	850,000	816,165
Occidental Petroleum Corp.
4.100%, 02/15/2047	120,000	91,660
4.400%, 04/15/2046	180,000	140,584
6.125%, 01/01/2031	330,000	333,033
6.600%, 03/15/2046	390,000	401,306
8.875%, 07/15/2030	490,000	553,212
Petrobras Global Finance BV
5.750%, 02/01/2029	100,000	97,125
6.850%, 06/05/2115	410,000	347,225
Range Resources Corp.
4.750%, 02/15/2030 (A)	120,000	105,733
8.250%, 01/15/2029	490,000	504,918
ROCC Holdings LLC 9.250%, 08/15/2026 (A)	1,000,000	995,601
Southwestern Energy Company 4.750%, 02/01/2032	790,000	675,126
Summit Midstream Holdings LLC 8.500%, 10/15/2026 (A)	320,000	304,774
Tallgrass Energy Partners LP 6.000%, 12/31/2030 (A)	730,000	631,253
Venture Global Calcasieu Pass LLC 3.875%, 11/01/2033 (A)	820,000	669,858
Western Midstream Operating LP
3.350%, 02/01/2025	530,000	501,497
5.450%, 04/01/2044	620,000	515,046
5.500%, 02/01/2050	350,000	288,330
		20,640,393
Financials – 9.6%
Acuris Finance U.S., Inc. 5.000%, 05/01/2028 (A)	200,000	159,500
AFC Gamma, Inc. 5.750%, 05/01/2027 (A)	530,000	411,477
Apollo Commercial Real Estate Finance, Inc. 4.625%, 06/15/2029 (A)	710,000	568,277
Barclays PLC 8.000%, (8.000% to 6-15-24, then 5 Year CMT + 5.672%), 06/15/2024 (D)	380,000	369,210
BNP Paribas SA 7.375%, (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%), 08/19/2025 (A)(D)	390,000	385,623
Bread Financial Holdings, Inc. 4.750%, 12/15/2024 (A)	510,000	452,236
Burford Capital Global Finance LLC
6.250%, 04/15/2028 (A)	630,000	559,824
6.875%, 04/15/2030 (A)	500,000	444,923
Citigroup, Inc.
5.950%, (5.950% to 5-15-25, then 3 month LIBOR + 3.905%), 05/15/2025 (D)	180,000	162,126
6.300%, (6.300% to 5-15-24, then 3 month LIBOR + 3.423%), 05/15/2024 (D)	410,000	386,733
Coinbase Global, Inc. 3.625%, 10/01/2031 (A)	540,000	260,070
Compass Group Diversified Holdings LLC 5.250%, 04/15/2029 (A)	420,000	359,432
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Credit Agricole SA 8.125%, (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%), 12/23/2025 (A)(D)	$340,000	$344,080
Credit Suisse Group AG
6.375%, (6.375% to 8-21-26, then 5 Year CMT + 4.822%), 08/21/2026 (A)(D)	430,000	308,167
6.537%, (6.537% to 8-12-32, then SOFR + 3.920%), 08/12/2033 (A)	480,000	421,149
7.250%, (7.250% to 9-12-25, then 5 Year ICE Swap Rate + 4.332%), 09/12/2025 (A)(D)	200,000	143,772
9.750%, (9.750% to 6-23-27, then 5 Year CMT + 6.383%), 06/23/2027 (A)(D)	880,000	766,539
FirstCash, Inc.
4.625%, 09/01/2028 (A)	530,000	465,319
5.625%, 01/01/2030 (A)	440,000	391,629
Global Aircraft Leasing Company, Ltd. 6.500%, (6.500% Cash or 7.250% PIK), 09/15/2024 (A)	2,025,678	1,721,826
Highlands Holdings Bond Issuer, Ltd. 7.625%, (7.625% Cash or 8.375% PIK), 10/15/2025 (A)	945,962	879,828
Intesa Sanpaolo SpA 4.198%, (4.198% to 6-1-31, then 1 Year CMT + 2.600%), 06/01/2032 (A)	460,000	337,966
Jane Street Group 4.500%, 11/15/2029 (A)	320,000	275,200
Ladder Capital Finance Holdings LLLP
4.250%, 02/01/2027 (A)	460,000	386,413
4.750%, 06/15/2029 (A)	300,000	242,208
LD Holdings Group LLC
6.125%, 04/01/2028 (A)	360,000	217,872
6.500%, 11/01/2025 (A)	700,000	471,707
Midcap Financial Issuer Trust
5.625%, 01/15/2030 (A)	380,000	307,739
6.500%, 05/01/2028 (A)	430,000	369,800
NMI Holdings, Inc. 7.375%, 06/01/2025 (A)	650,000	656,500
Rocket Mortgage LLC
3.875%, 03/01/2031 (A)	630,000	480,864
4.000%, 10/15/2033 (A)	650,000	485,459
Ryan Specialty Group LLC 4.375%, 02/01/2030 (A)	520,000	450,266
StoneX Group, Inc. 8.625%, 06/15/2025 (A)	270,000	272,700
UBS Group AG 7.000%, (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%), 01/31/2024 (A)(D)	550,000	541,103
UniCredit SpA 5.459%, (5.459% to 6-30-30, then 5 Year CMT + 4.750%), 06/30/2035 (A)	720,000	584,963
		16,042,500
Health care – 5.0%
AdaptHealth LLC
4.625%, 08/01/2029 (A)	460,000	385,135
5.125%, 03/01/2030 (A)	760,000	646,980
Akumin, Inc. 7.000%, 11/01/2025 (A)	720,000	515,633
AthenaHealth Group, Inc. 6.500%, 02/15/2030 (A)	740,000	545,330

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

High Yield Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Bausch Health Companies, Inc.
5.250%, 01/30/2030 (A)		$600,000	$287,796
6.125%, 02/01/2027 (A)		360,000	248,267
6.250%, 02/15/2029 (A)		1,220,000	587,354
Cano Health LLC 6.250%, 10/01/2028 (A)		420,000	254,100
Community Health Systems, Inc.
5.250%, 05/15/2030 (A)		1,073,000	809,082
6.125%, 04/01/2030 (A)		170,000	84,180
Legacy LifePoint Health LLC 6.750%, 04/15/2025 (A)		380,000	357,614
Medline Borrower LP
3.875%, 04/01/2029 (A)		240,000	193,430
5.250%, 10/01/2029 (A)		520,000	413,020
Par Pharmaceutical, Inc. 7.500%, 04/01/2027 (A)		1,170,000	889,170
Radiology Partners, Inc. 9.250%, 02/01/2028 (A)		50,000	28,068
Tenet Healthcare Corp. 4.625%, 06/15/2028 (A)		440,000	393,686
Teva Pharmaceutical Finance Netherlands III BV 5.125%, 05/09/2029 (B)		1,640,000	1,460,497
U.S. Renal Care, Inc. 10.625%, 07/15/2027 (A)		960,000	208,800
			8,308,142
Industrials – 14.4%
Advanced Drainage Systems, Inc. 6.375%, 06/15/2030 (A)		350,000	340,081
AerCap Ireland Capital DAC 3.300%, 01/30/2032		160,000	125,082
Air Canada 3.875%, 08/15/2026 (A)		460,000	407,437
Allied Universal Holdco LLC
4.625%, 06/01/2028 (A)		720,000	583,735
6.625%, 07/15/2026 (A)		700,000	640,500
Alta Equipment Group, Inc. 5.625%, 04/15/2026 (A)		650,000	585,062
American Airlines, Inc. 5.750%, 04/20/2029 (A)		1,110,000	1,014,491
Anagram International, Inc. 10.000%, (0.000% Cash and 10.000% PIK), 08/15/2026 (A)		87,392	57,679
ATS Corp. 4.125%, 12/15/2028 (A)		300,000	258,828
Bombardier, Inc. 7.875%, 04/15/2027 (A)		590,000	572,286
Brundage-Bone Concrete Pumping Holdings, Inc. 6.000%, 02/01/2026 (A)		650,000	592,570
Chart Industries, Inc. 7.500%, 01/01/2030 (A)		690,000	693,650
CoreCivic, Inc. 8.250%, 04/15/2026		1,070,000	1,097,285
Covanta Holding Corp. 4.875%, 12/01/2029 (A)		510,000	417,828
Delta Air Lines, Inc. 4.750%, 10/20/2028 (A)		470,000	441,787
Doman Building Materials Group, Ltd. 5.250%, 05/15/2026 (A)	CAD	280,000	183,919
Foundation Building Materials, Inc. 6.000%, 03/01/2029 (A)		$300,000	224,611
GEO Group, Inc. 10.500%, 06/30/2028		607,000	612,949
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
H&E Equipment Services, Inc. 3.875%, 12/15/2028 (A)	$920,000	$783,647
Hawaiian Brand Intellectual Property, Ltd. 5.750%, 01/20/2026 (A)	510,000	461,550
Legends Hospitality Holding Company LLC 5.000%, 02/01/2026 (A)	850,000	756,500
Madison IAQ LLC
4.125%, 06/30/2028 (A)	90,000	75,261
5.875%, 06/30/2029 (A)	550,000	376,969
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (A)	450,029	447,420
MIWD Holdco II LLC 5.500%, 02/01/2030 (A)	870,000	692,651
Park-Ohio Industries, Inc. 6.625%, 04/15/2027	270,000	183,422
PGT Innovations, Inc. 4.375%, 10/01/2029 (A)	360,000	301,407
PM General Purchaser LLC 9.500%, 10/01/2028 (A)	680,000	518,331
Prime Security Services Borrower LLC
5.750%, 04/15/2026 (A)	470,000	452,375
6.250%, 01/15/2028 (A)	920,000	837,347
Resideo Funding, Inc. 4.000%, 09/01/2029 (A)	630,000	509,387
Roller Bearing Company of America, Inc. 4.375%, 10/15/2029 (A)	730,000	631,231
Smyrna Ready Mix Concrete LLC 6.000%, 11/01/2028 (A)	770,000	688,919
Spirit Loyalty Cayman, Ltd. 8.000%, 09/20/2025 (A)	706,000	708,579
The ADT Security Corp. 4.125%, 08/01/2029 (A)	500,000	425,228
The GEO Group, Inc. 9.500%, 12/31/2028 (A)(B)	945,000	899,583
Titan International, Inc. 7.000%, 04/30/2028	670,000	632,561
TransDigm, Inc.
4.625%, 01/15/2029	450,000	395,672
5.500%, 11/15/2027	250,000	234,763
8.000%, 12/15/2025 (A)	200,000	202,958
United Airlines 2020-1 Class B Pass Through Trust 4.875%, 01/15/2026	228,600	215,155
United Airlines, Inc. 4.625%, 04/15/2029 (A)	230,000	200,260
United Rentals North America, Inc.
3.875%, 02/15/2031	510,000	427,528
4.875%, 01/15/2028	640,000	606,496
5.250%, 01/15/2030	400,000	375,832
6.000%, 12/15/2029 (A)	480,000	477,000
Vertiv Group Corp. 4.125%, 11/15/2028 (A)	760,000	646,000
VistaJet Malta Finance PLC 6.375%, 02/01/2030 (A)	690,000	553,259
XPO CNW, Inc. 6.700%, 05/01/2034	370,000	327,561
XPO Escrow Sub LLC 7.500%, 11/15/2027 (A)	160,000	161,907
		24,056,539
Information technology – 3.8%
CA Magnum Holdings 5.375%, 10/31/2026 (A)	410,000	373,604

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Central Parent, Inc. 7.250%, 06/15/2029 (A)	$650,000	$635,779
Clarivate Science Holdings Corp. 4.875%, 07/01/2029 (A)	260,000	221,091
CommScope, Inc.
4.750%, 09/01/2029 (A)	1,500,000	1,209,300
8.250%, 03/01/2027 (A)	640,000	496,000
Elastic NV 4.125%, 07/15/2029 (A)	570,000	460,389
Gen Digital, Inc. 7.125%, 09/30/2030 (A)	340,000	334,050
Helios Software Holdings, Inc. 4.625%, 05/01/2028 (A)	530,000	402,787
NCR Corp. 5.125%, 04/15/2029 (A)	190,000	158,901
Open Text Corp. 6.900%, 12/01/2027 (A)	360,000	360,000
Paysafe Finance PLC 4.000%, 06/15/2029 (A)	810,000	625,725
Rackspace Technology Global, Inc. 3.500%, 02/15/2028 (A)	630,000	366,106
Vericast Corp. 11.000%, 09/15/2026 (A)	650,000	693,063
		6,336,795
Materials – 5.4%
ARD Finance SA 6.500%, (6.500% Cash or 7.250% PIK), 06/30/2027 (A)	660,000	459,051
Ardagh Metal Packaging Finance USA LLC
4.000%, 09/01/2029 (A)	800,000	634,022
6.000%, 06/15/2027 (A)	320,000	313,262
Ardagh Packaging Finance PLC 5.250%, 08/15/2027 (A)	690,000	515,942
Canpack SA 3.875%, 11/15/2029 (A)	910,000	717,134
Cascades, Inc. 5.375%, 01/15/2028 (A)	530,000	463,993
Clydesdale Acquisition Holdings, Inc. 6.625%, 04/15/2029 (A)	210,000	199,658
First Quantum Minerals, Ltd.
6.500%, 03/01/2024 (A)	420,000	410,871
6.875%, 03/01/2026 to 10/15/2027 (A)	1,450,000	1,367,374
7.500%, 04/01/2025 (A)	210,000	204,401
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	1,870,000	1,686,815
Hudbay Minerals, Inc. 6.125%, 04/01/2029 (A)	710,000	642,940
LSF11 A5 HoldCo LLC 6.625%, 10/15/2029 (A)	530,000	437,839
Midwest Vanadium Proprietary, Ltd. 13.250%, 02/15/2018 (A)(C)	912,943	3,077
Northwest Acquisitions ULC 7.125%, 11/01/2022 (A)(C)	950,000	10
Olin Corp. 5.000%, 02/01/2030	420,000	383,250
Pactiv LLC 8.375%, 04/15/2027	20,000	19,400
Summit Materials LLC 5.250%, 01/15/2029 (A)	720,000	670,338
		9,129,377
Real estate – 2.7%
Diversified Healthcare Trust
4.375%, 03/01/2031	250,000	158,565
4.750%, 02/15/2028	930,000	528,938
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Diversified Healthcare Trust (continued)
9.750%, 06/15/2025	$170,000	$162,854
Five Point Operating Company LP 7.875%, 11/15/2025 (A)	800,000	672,497
Forestar Group, Inc.
3.850%, 05/15/2026 (A)	550,000	482,180
5.000%, 03/01/2028 (A)	250,000	214,491
IIP Operating Partnership LP 5.500%, 05/25/2026	950,000	841,197
Iron Mountain Information Management Services, Inc. 5.000%, 07/15/2032 (A)	450,000	373,815
MPT Operating Partnership LP
3.500%, 03/15/2031	200,000	137,097
4.625%, 08/01/2029	260,000	198,272
Park Intermediate Holdings LLC 5.875%, 10/01/2028 (A)	390,000	353,522
Service Properties Trust 5.500%, 12/15/2027	400,000	344,465
		4,467,893
Utilities – 1.3%
Calpine Corp. 3.750%, 03/01/2031 (A)	300,000	241,547
Suburban Propane Partners LP 5.000%, 06/01/2031 (A)	340,000	288,994
Sunnova Energy Corp. 5.875%, 09/01/2026 (A)(B)	1,200,000	1,072,068
Superior Plus LP 4.500%, 03/15/2029 (A)	290,000	247,950
TransAlta Corp. 7.750%, 11/15/2029	310,000	316,597
		2,167,156
TOTAL CORPORATE BONDS (Cost $166,259,217)		$138,899,743
CONVERTIBLE BONDS – 0.9%
Communication services – 0.2%
DISH Network Corp. 3.375%, 08/15/2026	530,000	332,045
Liberty TripAdvisor Holdings, Inc. 0.500%, 06/30/2051 (A)	90,000	64,530
		396,575
Consumer discretionary – 0.3%
DraftKings Holdings, Inc. 9.525%, 03/15/2028 (E)	600,000	371,100
Liberty Latin America, Ltd. 2.000%, 07/15/2024	70,000	62,125
		433,225
Financials – 0.1%
Blackstone Mortgage Trust, Inc. 5.500%, 03/15/2027	190,000	162,331
Industrials – 0.2%
Spirit Airlines, Inc. 1.000%, 05/15/2026	360,000	289,800
Utilities – 0.1%
NextEra Energy Partners LP 2.500%, 06/15/2026 (A)	190,000	177,270
TOTAL CONVERTIBLE BONDS (Cost $1,881,670)		$1,459,201

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (F) – 4.6%
Consumer discretionary – 1.6%
Adtalem Global Education, Inc., 2021 Term Loan B (1 month LIBOR + 4.000%) 8.389%, 08/12/2028	$287,116	$284,449
Equinox Holdings, Inc. , 2020 Term Loan B2 (3 month LIBOR + 9.000%) 13.730%, 03/08/2024	370,500	294,548
First Brands Group LLC, 2021 Term Loan (3 month SOFR + 5.000%) 8.368%, 03/30/2027	343,875	324,618
Great Outdoors Group LLC, 2021 Term Loan B1 (1 month LIBOR + 3.750%) 8.134%, 03/06/2028	323,431	310,089
Rent-A-Center, Inc., 2021 First Lien Term Loan B (3 month LIBOR + 3.250%) 7.688%, 02/17/2028	589,500	566,657
Spencer Spirit IH LLC, Term Loan B (1 month LIBOR + 6.000%) 10.172%, 06/19/2026	582,949	571,290
Truck Hero, Inc., 2021 Term Loan B (1 month LIBOR + 3.750%) 8.134%, 01/31/2028	343,875	293,583
		2,645,234
Financials – 0.6%
Acrisure LLC, 2020 Term Loan B (1 month LIBOR + 3.500%) 7.884%, 02/15/2027	447,350	418,831
Asurion LLC, 2022 Term Loan B10 (3 month SOFR + 4.000%) 8.680%, 08/19/2028	399,000	355,210
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan (1 month LIBOR + 6.750%) 11.134%, 04/07/2028	190,000	180,025
		954,066
Health care – 0.6%
Eyecare Partners LLC, 2020 Term Loan (3 month LIBOR + 3.750%) 8.480%, 02/18/2027	487,020	387,994
Eyecare Partners LLC, 2022 Incremental Term Loan (3 month SOFR + 4.500%) 9.180%, 11/15/2028	380,000	329,175
U.S. Renal Care, Inc., 2019 Term Loan B (1 month LIBOR + 5.000%) 9.438%, 06/26/2026	637,839	353,382
		1,070,551
Industrials – 0.2%
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%) 9.996%, 06/21/2027	405,000	416,036
Information technology – 1.3%
Dcert Buyer, Inc., 2021 2nd Lien Term Loan (6 month LIBOR + 7.000%) 11.696%, 02/19/2029	820,000	745,380
Global Tel*Link Corp., 2018 1st Lien Term Loan (3 month LIBOR + 4.250%) 8.344%, 11/29/2025	646,368	555,476
Peraton Corp., Term Loan B (1 month LIBOR + 3.750%) 8.134%, 02/01/2028	414,783	404,327
Redstone Holdco 2 LP, 2021 Term Loan (3 month LIBOR + 4.750%) 9.108%, 04/27/2028	464,125	319,415
High Yield Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (F) (continued)
Information technology (continued)
Redstone Holdco 2 LP , 2021 2nd Lien Term Loan (3 month LIBOR + 7.750%) 12.108%, 04/27/2029	$470,000	$231,771
		2,256,369
Materials – 0.3%
Arctic Canadian Diamond Company, Ltd., 2nd Lien PIK Term Loan (3 month LIBOR + 4.000% or 12.500% PIK) 12.500%, 12/31/2027 (G)	532,692	437,660
TOTAL TERM LOANS (Cost $9,035,881)		$7,779,916
ASSET BACKED SECURITIES – 6.9%
AIG CLO, Ltd. Series 2018-1A, Class DR (3 month LIBOR + 3.100%) 7.343%, 04/20/2032 (A)(H)	260,000	239,136
Aimco CLO, Ltd. Series 2020-12A, Class DR (3 month CME Term SOFR + 2.900%) 6.764%, 01/17/2032 (A)(H)	350,000	319,686
Balboa Bay Loan Funding, Ltd. Series 2020-1A, Class ER (3 month LIBOR + 6.400%) 10.643%, 01/20/2032 (A)(H)	500,000	445,186
Ballyrock CLO, Ltd. Series 2022-19A, Class D (3 month CME Term SOFR + 7.110%) 11.073%, 04/20/2035 (A)(H)	710,000	627,646
Barings CLO, Ltd.
Series 2018-3A, Class D (3 month LIBOR + 2.900%) 7.143%, 07/20/2029 (A)(H)	250,000	232,051
Series 2020-4A, Class E (3 month LIBOR + 5.680%) 9.923%, 01/20/2032 (A)(H)	330,000	289,835
Battalion CLO, Ltd. Series 2021-20A, Class D (3 month LIBOR + 3.100%) 7.179%, 07/15/2034 (A)(H)	250,000	216,970
Benefit Street Partners CLO XII, Ltd. Series 2017-12A, Class C (3 month LIBOR + 3.050%) 7.129%, 10/15/2030 (A)(H)	250,000	226,096
BlueMountain CLO, Ltd. Series 2016-2A, Class DR (3 month LIBOR + 7.790%) 12.465%, 08/20/2032 (A)(H)	300,000	248,150
Bristol Park CLO, Ltd. Series 2016-1A, Class ER (3 month LIBOR + 7.000%) 11.079%, 04/15/2029 (A)(H)	600,000	507,154
Carlyle US CLO, Ltd. Series 2017-2A, Class C (3 month LIBOR + 3.700%) 7.943%, 07/20/2031 (A)(H)	500,000	440,757
Catskill Park CLO, Ltd. Series 2017-1A, Class D (3 month LIBOR + 6.000%) 10.243%, 04/20/2029 (A)(H)	500,000	411,107
Cook Park CLO, Ltd. Series 2018-1A, Class E (3 month LIBOR + 5.400%) 9.479%, 04/17/2030 (A)(H)	250,000	196,077

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Dryden CLO, Ltd. Series 2019-75A, Class ER2 (3 month LIBOR + 6.600%) 10.679%, 04/15/2034 (A)(H)	$470,000	$413,515
Dryden Senior Loan Fund Series 2015-40A, Class DR (3 month LIBOR + 3.100%) 7.706%, 08/15/2031 (A)(H)	250,000	224,375
Eaton Vance CLO, Ltd. Series 2020-2A, Class ER (3 month LIBOR + 6.500%) 10.579%, 01/15/2035 (A)(H)	440,000	395,752
Great Lakes CLO, Ltd. Series 2014-1A, Class CR (3 month LIBOR + 2.700%) 6.779%, 10/15/2029 (A)(H)	400,000	377,512
Greenwood Park CLO, Ltd.
Series 2018-1A, Class D (3 month LIBOR + 2.500%) 6.579%, 04/15/2031 (A)(H)	290,000	256,146
Series 2018-1A, Class E (3 month LIBOR + 4.950%) 9.029%, 04/15/2031 (A)(H)	250,000	201,214
Greywolf CLO IV, Ltd. Series 2019-1A, Class CR (3 month CME Term SOFR + 3.910%) 7.774%, 04/17/2034 (A)(H)	250,000	226,310
Grippen Park CLO, Ltd. Series 2017-1A, Class E (3 month LIBOR + 5.700%) 9.943%, 01/20/2030 (A)(H)	420,000	357,743
Jay Park CLO, Ltd. Series 2016-1A, Class DR (3 month LIBOR + 5.200%) 9.443%, 10/20/2027 (A)(H)	350,000	319,195
Magnetite XII, Ltd. Series 2015-12A, Class ER (3 month LIBOR + 5.680%) 9.759%, 10/15/2031 (A)(H)	300,000	269,793
Magnetite XXIV, Ltd. Series 2019-24A, Class ER (3 month CME Term SOFR + 6.400%) 10.264%, 04/15/2035 (A)(H)	250,000	206,970
MKS CLO, Ltd. Series 2017-2A, Class D (3 month LIBOR + 2.650%) 6.893%, 01/20/2031 (A)(H)	500,000	435,822
Mountain View CLO IX, Ltd. Series 2015-9A, Class CR (3 month LIBOR + 3.120%) 7.199%, 07/15/2031 (A)(H)	250,000	205,956
Neuberger Berman CLO XVIII, Ltd. Series 2014-18A, Class DR2 (3 month LIBOR + 5.920%) 10.198%, 10/21/2030 (A)(H)	250,000	223,030
Neuberger Berman Loan Advisers CLO XXXIV, Ltd. Series 2019-34A, Class ER (3 month CME Term SOFR + 6.500%) 10.463%, 01/20/2035 (A)(H)	500,000	425,842
Neuberger Berman Loan Advisers CLO, Ltd. Series 2017-25A, Class DR (3 month LIBOR + 2.850%) 7.044%, 10/18/2029 (A)(H)	250,000	229,085
High Yield Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
OHA Credit Funding, Ltd. Series 2020-7A, Class DR (3 month CME Term SOFR + 3.100%) 7.055%, 02/24/2037 (A)(H)	$250,000	$231,924
Palmer Square Loan Funding, Ltd. Series 2022-3A, Class C (3 month CME Term SOFR + 5.400%) 9.405%, 04/15/2031 (A)(H)	390,000	377,566
Saranac CLO III, Ltd. Series 2014-3A, Class DR (3 month LIBOR + 3.250%) 8.003%, 06/22/2030 (A)(H)	570,000	459,114
Sculptor CLO XXVI, Ltd. Series 2026-A, Class E (3 month LIBOR + 7.250%) 11.493%, 07/20/2034 (A)(H)	280,000	244,182
Venture XVII CLO, Ltd.
Series 2014-17A, Class DRR (3 month LIBOR + 2.820%) 6.899%, 04/15/2027 (A)(H)	350,000	313,706
Series 2014-17A, Class ERR (3 month LIBOR + 5.740%) 9.819%, 04/15/2027 (A)(H)	350,000	262,001
Voya CLO III, Ltd. Series 2020-3A, Class DR (3 month LIBOR + 3.250%) 7.493%, 10/20/2034 (A)(H)	500,000	449,783
TOTAL ASSET BACKED SECURITIES (Cost $12,831,901)		$11,506,387
COMMON STOCKS – 0.5%
Communication services – 0.0%
New Cotai, Inc., Class B (G)(I)(J)	3	0
Vertis Holdings, Inc. (G)(J)	69,391	0
		0
Energy – 0.5%
Berry Corp.	62,206	497,648
Chord Energy Corp.	2,636	360,631
KCAD Holdings I, Ltd. (G)(I)(J)	165,553,563	166
MWO Holdings LLC (G)(I)(J)	445	2,768
Permian Production (G)(J)	19,583	11,750
		872,963
TOTAL COMMON STOCKS (Cost $4,173,036)		$872,963
PREFERRED SECURITIES – 0.8%
Energy – 0.3%
MPLX LP, 8.461% (G)	16,445	538,574
Financials – 0.5%
B. Riley Financial, Inc., 5.000% (B)	13,375	280,808
B. Riley Financial, Inc., 5.250%	9,825	179,208
B. Riley Financial, Inc., 6.000%	13,075	254,178
		714,194
TOTAL PREFERRED SECURITIES (Cost $1,441,338)		$1,252,768
ESCROW CERTIFICATES – 0.0%
Adelphia Communications Corp. (G)(J)	$3,000,000	0
Adelphia Communications Corp. (G)(J)	2,050,000	0
Adelphia Communications Corp. (G)(J)	1,025,000	0
Magellan Health, Inc. (G)(J)	1,930,000	0
TOTAL ESCROW CERTIFICATES (Cost $342,202)		$0

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 2.1%
Short-term funds – 2.1%
John Hancock Collateral Trust, 4.2988% (K)(L)	334,853	$3,347,124
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.1338% (K)	123,212	123,212
TOTAL SHORT-TERM INVESTMENTS (Cost $3,470,394)		$3,470,336
Total Investments (High Yield Trust) (Cost $200,512,653) – 99.0%		$165,813,158
Other assets and liabilities, net – 1.0%		1,680,053
TOTAL NET ASSETS – 100.0%		$167,493,211
Currency Abbreviations
CAD	Canadian Dollar
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
High Yield Trust (continued)
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $120,752,984 or 72.1% of the fund's net assets as of 12-31-22.
(B)	All or a portion of this security is on loan as of 12-31-22.
(C)	Non-income producing - Issuer is in default.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(H)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(I)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(J)	Non-income producing security.
(K)	The rate shown is the annualized seven-day yield as of 12-31-22.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	81	Long	Mar 2023	$8,751,344	$8,742,305	$(9,039)
						$(9,039)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	442,617	USD	444,715	MSCS	1/18/2023	$29,534	—
MXN	195,721	USD	9,572	JPM	1/18/2023	447	—
USD	1,709	CAD	2,334	MSCS	1/18/2023	—	$(15)
						$29,981	$(15)

SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	NOVA Chemicals Corp.	355,000	USD	$355,000	5.000%	Quarterly	Jun 2027	$(7,939)	$(2,976)	$(10,915)
Centrally cleared	The Goodyear Tire & Rubber Company	470,000	USD	470,000	5.000%	Quarterly	Jun 2027	(7,605)	(291)	(7,896)
Centrally cleared	Xerox Holdings Corp.	190,000	USD	190,000	1.000%	Quarterly	Jun 2027	24,058	(3,974)	20,084
Centrally cleared	Beazer Homes USA, Inc.	470,000	USD	470,000	5.000%	Quarterly	Dec 2027	55,892	(36,612)	19,280
Centrally cleared	KB Home	662,000	USD	662,000	5.000%	Quarterly	Dec 2027	(6,011)	(42,534)	(48,545)
				$2,147,000				$58,395	$(86,387)	$(27,992)
The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

High Yield Trust (continued)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Occidental Petroleum Corp.	1.073%	750,000	USD	$750,000	1.000%	Quarterly	Jun 2026	$(23,921)	$20,915	$(3,006)
Centrally cleared	Ford Motor Credit Company LLC	3.814%	800,000	USD	800,000	5.000%	Quarterly	Dec 2026	98,174	(76,675)	21,499
					$1,550,000				$74,253	$(55,760)	$18,493
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
Derivatives Abbreviations
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter

See Notes to financial statements regarding investment transactions and other derivatives information.
Investment Quality Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 64.7%
U.S. Government – 29.9%
U.S. Treasury Bonds
1.125%, 08/15/2040	$1,996,000	$1,239,547
1.250%, 05/15/2050	4,170,000	2,244,144
1.875%, 11/15/2051	3,165,000	2,004,582
2.250%, 08/15/2046	3,655,000	2,586,626
2.500%, 02/15/2045 to 02/15/2046	1,852,000	1,391,269
3.000%, 11/15/2044 to 08/15/2052	11,680,000	9,601,102
3.125%, 08/15/2044 to 05/15/2048	8,740,000	7,370,436
3.375%, 08/15/2042 to 05/15/2044	2,490,000	2,205,171
3.625%, 08/15/2043	680,000	625,122
3.750%, 11/15/2043	2,908,000	2,725,568
4.000%, 11/15/2042 to 11/15/2052	2,095,000	2,086,886
4.375%, 11/15/2039	1,170,000	1,219,954
U.S. Treasury Inflation Protected Securities
0.125%, 02/15/2052	339,317	219,472
0.250%, 07/15/2029	3,529,647	3,231,209
0.625%, 07/15/2032	3,599,681	3,297,007
0.750%, 07/15/2028	2,282,736	2,174,399
U.S. Treasury Notes
0.625%, 05/15/2030	3,430,000	2,714,657
1.625%, 05/15/2031 (A)	6,790,000	5,710,231
1.875%, 02/15/2032	3,110,000	2,638,276
2.750%, 08/15/2032	2,945,000	2,681,791
2.875%, 05/31/2025	3,985,000	3,852,530
		61,819,979
U.S. Government Agency – 34.8%
Federal Home Loan Mortgage Corp.
2.000%, 01/01/2052	10,792,207	8,818,324
2.500%, 01/01/2052 to 05/01/2052	4,250,797	3,612,942
3.000%, 12/01/2046 to 04/01/2048	258,108	231,152
3.500%, 03/01/2048 to 06/01/2048	716,598	663,409
5.000%, 12/01/2034	76,531	76,922
6.500%, 04/01/2029 to 08/01/2034	4,706	4,960
7.500%, 12/01/2025 to 05/01/2028	1,241	1,281
Federal National Mortgage Association
2.000%, TBA (B)	3,600,000	3,117,263
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
2.000%, 01/01/2052 to 02/01/2052		$574,366	$468,904
2.500%, TBA (B)		10,400,000	8,817,250
2.500%, 07/01/2030 to 04/01/2050		1,297,178	1,122,505
2.660%, 03/01/2027		774,077	721,275
3.000%, TBA (B)		3,400,000	2,986,953
3.500%, 06/01/2046 to 05/01/2048		2,619,244	2,430,711
4.000%, TBA (B)		3,700,000	3,473,373
4.500%, TBA (B)		15,100,000	14,554,984
Government National Mortgage Association
2.000%, TBA (B)		2,600,000	2,181,322
3.000%, TBA (B)		7,500,000	6,680,074
3.500%, TBA (B)		5,400,000	4,961,412
4.000%, TBA (B)		2,600,000	2,461,347
4.000%, 11/15/2040 to 02/15/2042		20,477	19,660
4.500%, TBA (B)		4,600,000	4,463,478
6.000%, 08/15/2032 to 04/15/2035		25,003	25,865
6.500%, 06/15/2028 to 02/15/2035		14,316	14,655
7.000%, 11/15/2031 to 11/15/2033		63,716	65,597
			71,975,618
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $150,030,311)			$133,795,597
FOREIGN GOVERNMENT OBLIGATIONS – 3.7%
Angola – 0.1%
Republic of Angola 8.000%, 11/26/2029		200,000	175,280
Benin – 0.1%
Republic of Benin 4.950%, 01/22/2035 (C)	EUR	305,000	236,458
Bermuda – 0.2%
Government of Bermuda
2.375%, 08/20/2030 (C)		$200,000	168,707
5.000%, 07/15/2032 (C)		200,000	198,631
			367,338

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Brazil – 0.4%
Federative Republic of Brazil 10.000%, 01/01/2031	BRL	5,476,000	$906,400
Chile – 0.2%
Republic of Chile 1.250%, 01/22/2051	EUR	525,000	302,058
Colombia – 0.1%
Republic of Colombia
5.000%, 06/15/2045		$200,000	136,061
5.625%, 02/26/2044		200,000	146,675
			282,736
Egypt – 0.1%
Arab Republic of Egypt 7.903%, 02/21/2048		325,000	204,789
Ghana – 0.0%
Republic of Ghana 6.375%, 02/11/2027 (C)		200,000	75,400
Hungary – 0.3%
Republic of Hungary 1.625%, 04/28/2032	EUR	735,000	564,197
Indonesia – 0.2%
Republic of Indonesia 1.100%, 03/12/2033		530,000	412,079
Ivory Coast – 0.1%
Republic of Ivory Coast 4.875%, 01/30/2032		225,000	190,192
Mexico – 0.3%
Government of Mexico
1.125%, 01/17/2030		200,000	174,160
1.450%, 10/25/2033		600,000	454,284
			628,444
North Macedonia – 0.2%
Republic of North Macedonia
2.750%, 01/18/2025		210,000	209,120
3.675%, 06/03/2026 (C)		265,000	260,838
			469,958
Panama – 0.3%
Republic of Panama
3.870%, 07/23/2060		$585,000	376,819
6.400%, 02/14/2035		200,000	202,882
			579,701
Philippines – 0.3%
Republic of the Philippines
1.200%, 04/28/2033	EUR	435,000	357,904
1.750%, 04/28/2041		200,000	146,320
			504,224
Romania – 0.4%
Republic of Romania
2.625%, 12/02/2040 (C)		335,000	199,765
2.750%, 04/14/2041		485,000	290,787
3.375%, 02/08/2038		170,000	122,379
4.625%, 04/03/2049		317,000	247,082
			860,013
Saudi Arabia – 0.1%
Kingdom of Saudi Arabia 2.000%, 07/09/2039		300,000	238,992
Senegal – 0.2%
Republic of Senegal
4.750%, 03/13/2028		200,000	184,211
6.250%, 05/23/2033		$255,000	210,835
			395,046
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Arab Emirates – 0.1%
Finance Department Government of Sharjah 3.625%, 03/10/2033 (C)	$280,000	$231,953
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $10,704,221)		$7,625,258
CORPORATE BONDS – 24.8%
Communication services – 2.1%
AT&T, Inc.
3.550%, 09/15/2055	558,000	372,322
3.800%, 12/01/2057	51,000	35,187
Charter Communications Operating LLC
3.500%, 03/01/2042	42,000	26,912
5.125%, 07/01/2049	165,000	124,767
5.750%, 04/01/2048	45,000	36,841
6.484%, 10/23/2045	250,000	225,444
6.834%, 10/23/2055	40,000	36,901
Comcast Corp.
3.250%, 11/01/2039	35,000	27,266
3.750%, 04/01/2040	215,000	177,316
Cox Communications, Inc. 2.600%, 06/15/2031 (C)	170,000	135,380
Discovery Communications LLC
4.000%, 09/15/2055	246,000	147,814
5.200%, 09/20/2047	93,000	69,082
5.300%, 05/15/2049	247,000	186,754
IHS Holding, Ltd. 6.250%, 11/29/2028 (C)	200,000	161,312
Paramount Global
4.200%, 06/01/2029 to 05/19/2032	165,000	137,923
4.375%, 03/15/2043	190,000	130,835
4.950%, 01/15/2031	310,000	275,503
Rogers Communications, Inc.
3.800%, 03/15/2032 (C)	30,000	25,889
4.550%, 03/15/2052 (C)	115,000	89,158
Sirius XM Radio, Inc. 4.125%, 07/01/2030 (C)	40,000	33,008
Time Warner Cable LLC
4.500%, 09/15/2042	455,000	333,108
5.875%, 11/15/2040	65,000	56,630
T-Mobile USA, Inc.
2.050%, 02/15/2028	185,000	158,884
3.875%, 04/15/2030	45,000	40,762
5.200%, 01/15/2033	55,000	54,504
Verizon Communications, Inc.
2.355%, 03/15/2032	135,000	107,015
2.650%, 11/20/2040	70,000	47,249
2.850%, 09/03/2041	90,000	61,938
3.850%, 11/01/2042	35,000	27,739
4.000%, 03/22/2050	15,000	11,735
4.272%, 01/15/2036	15,000	13,353
Warnermedia Holdings, Inc.
4.279%, 03/15/2032 (C)	215,000	177,109
5.141%, 03/15/2052 (C)	455,000	330,770
WMG Acquisition Corp. 3.875%, 07/15/2030 (C)	450,000	387,607
		4,264,017
Consumer discretionary – 1.4%
Amazon.com, Inc. 3.875%, 08/22/2037	60,000	53,155
AutoZone, Inc. 4.750%, 08/01/2032	105,000	101,764
General Motors Financial Company, Inc. 3.600%, 06/21/2030	100,000	84,156

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Hanesbrands, Inc. 4.875%, 05/15/2026 (C)	$50,000	$44,679
Howard University
2.701%, 10/01/2029	100,000	84,645
2.801%, 10/01/2030	100,000	83,397
3.476%, 10/01/2041	120,000	87,003
Lowe's Companies, Inc. 5.000%, 04/15/2033	100,000	97,621
O'Reilly Automotive, Inc. 4.700%, 06/15/2032	180,000	173,983
PulteGroup, Inc. 5.500%, 03/01/2026	307,000	308,091
Service Corp. International
3.375%, 08/15/2030	335,000	272,324
5.125%, 06/01/2029	507,000	475,325
Taylor Morrison Communities, Inc.
5.125%, 08/01/2030 (C)	40,000	34,649
5.750%, 01/15/2028 (C)	302,000	282,779
The Gap, Inc.
3.625%, 10/01/2029 (C)	240,000	169,296
3.875%, 10/01/2031 (C)	440,000	306,951
The Home Depot, Inc.
3.300%, 04/15/2040	75,000	59,715
4.500%, 09/15/2032	85,000	82,994
The William Carter Company 5.625%, 03/15/2027 (C)	105,000	100,718
		2,903,245
Consumer staples – 1.0%
Anheuser-Busch InBev Worldwide, Inc. 5.450%, 01/23/2039	138,000	137,698
BAT Capital Corp. 4.742%, 03/16/2032	475,000	421,479
BAT International Finance PLC 4.448%, 03/16/2028	280,000	259,325
Conagra Brands, Inc. 5.400%, 11/01/2048	30,000	27,721
Constellation Brands, Inc.
3.150%, 08/01/2029	47,000	41,189
4.650%, 11/15/2028	15,000	14,506
Kernel Holding SA 6.500%, 10/17/2024	200,000	87,614
Keurig Dr. Pepper, Inc. 3.950%, 04/15/2029	215,000	199,989
Mondelez International, Inc. 3.000%, 03/17/2032	80,000	68,431
NBM US Holdings, Inc. 7.000%, 05/14/2026 (C)	420,000	417,064
Philip Morris International, Inc.
5.125%, 11/17/2027	215,000	216,570
5.625%, 11/17/2029	95,000	96,375
		1,987,961
Energy – 2.1%
Aker BP ASA 2.000%, 07/15/2026 (C)	200,000	176,662
BP Capital Markets America, Inc.
2.939%, 06/04/2051	120,000	79,008
3.000%, 02/24/2050	20,000	13,339
3.379%, 02/08/2061	20,000	13,593
3.633%, 04/06/2030	35,000	32,121
ConocoPhillips Company
3.800%, 03/15/2052	5,000	3,931
4.025%, 03/15/2062	45,000	35,424
Continental Resources, Inc. 5.750%, 01/15/2031 (C)	60,000	55,852
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Diamondback Energy, Inc. 6.250%, 03/15/2033 to 03/15/2053	$100,000	$98,823
Ecopetrol SA 4.625%, 11/02/2031	210,000	160,406
Energo-Pro AS 8.500%, 02/04/2027 (C)	315,000	285,570
Energy Transfer LP
5.250%, 04/15/2029	115,000	111,200
5.550%, 02/15/2028	110,000	109,112
5.750%, 02/15/2033	55,000	53,810
6.125%, 12/15/2045	145,000	134,160
Enterprise Products Operating LLC
4.250%, 02/15/2048	15,000	12,036
4.950%, 10/15/2054	80,000	66,582
EQM Midstream Partners LP 6.500%, 07/01/2027 (C)	15,000	14,336
EQT Corp. 5.700%, 04/01/2028	20,000	19,893
Equinor ASA
3.625%, 04/06/2040	125,000	102,737
3.700%, 04/06/2050	15,000	11,829
Galaxy Pipeline Assets Bidco, Ltd. 2.940%, 09/30/2040 (C)	193,306	155,205
Hess Corp.
7.125%, 03/15/2033	38,000	40,928
7.300%, 08/15/2031	95,000	103,141
Leviathan Bond, Ltd. 6.500%, 06/30/2027 (C)	235,000	226,973
MPLX LP 4.950%, 09/01/2032 to 03/14/2052	255,000	230,651
NGPL PipeCo LLC 3.250%, 07/15/2031 (C)	105,000	85,407
ONEOK, Inc.
3.100%, 03/15/2030	125,000	104,751
3.400%, 09/01/2029	130,000	112,354
4.550%, 07/15/2028	30,000	28,314
6.100%, 11/15/2032	95,000	94,995
6.350%, 01/15/2031	27,000	27,431
Ovintiv, Inc.
6.500%, 08/15/2034	40,000	40,250
6.625%, 08/15/2037	95,000	95,546
Plains All American Pipeline LP 3.800%, 09/15/2030	165,000	143,398
Shell International Finance BV
2.875%, 11/26/2041	55,000	39,893
3.000%, 11/26/2051	70,000	47,398
3.250%, 04/06/2050	75,000	53,796
Targa Resources Corp.
4.200%, 02/01/2033	120,000	103,244
6.250%, 07/01/2052	110,000	103,813
Targa Resources Partners LP 4.875%, 02/01/2031	20,000	18,059
The Williams Companies, Inc. 4.650%, 08/15/2032	145,000	134,981
Transcontinental Gas Pipe Line Company LLC 3.250%, 05/15/2030	60,000	52,068
Tullow Oil PLC 7.000%, 03/01/2025 (C)	200,000	120,703
Var Energi ASA 7.500%, 01/15/2028 (C)	250,000	254,650
Viper Energy Partners LP 5.375%, 11/01/2027 (C)	257,000	244,024
		4,252,397

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials – 7.5%
Athene Global Funding
2.646%, 10/04/2031 (C)	$215,000	$164,250
2.717%, 01/07/2029 (C)	355,000	293,142
Bank of America Corp.
1.898%, (1.898% to 7-23-30, then SOFR + 1.530%), 07/23/2031	30,000	23,025
1.922%, (1.922% to 10-24-30, then SOFR + 1.370%), 10/24/2031	80,000	61,111
2.572%, (2.572% to 10-20-31, then SOFR + 1.210%), 10/20/2032	110,000	86,152
2.687%, (2.687% to 4-22-31, then SOFR + 1.320%), 04/22/2032	905,000	724,348
2.972%, (2.972% to 2-4-32, then SOFR + 1.330%), 02/04/2033	140,000	112,787
3.194%, (3.194% to 7-23-29, then 3 month LIBOR + 1.180%), 07/23/2030	320,000	275,227
4.376%, (4.376% to 4-27-27, then SOFR + 1.580%), 04/27/2028	320,000	306,023
4.948%, (4.948% to 7-22-27, then SOFR + 2.040%), 07/22/2028	190,000	185,566
5.015%, (5.015% to 7-22-32, then SOFR + 2.160%), 07/22/2033	110,000	104,433
Bank of Ireland Group PLC 6.253%, (6.253% to 9-16-25, then 1 Year CMT + 2.650%), 09/16/2026 (C)	345,000	342,234
Barclays PLC 7.385%, (7.385% to 11-2-27, then 1 Year CMT + 3.300%), 11/02/2028	200,000	208,466
BNP Paribas SA
2.219%, (2.219% to 6-9-25, then SOFR + 2.074%), 06/09/2026 (C)	240,000	220,353
2.591%, (2.591% to 1-20-27, then SOFR + 1.228%), 01/20/2028 (C)	220,000	193,491
4.375%, (4.375% to 3-1-28, then 5 Year U.S. Swap Rate + 1.483%), 03/01/2033 (C)	235,000	207,668
Capital One Financial Corp. 5.247%, (5.247% to 7-26-29, then SOFR + 2.600%), 07/26/2030	390,000	371,415
Corebridge Financial, Inc.
3.850%, 04/05/2029 (C)	75,000	68,311
3.900%, 04/05/2032 (C)	35,000	30,568
6.875%, (6.875% to 9-15-27, then 5 Year CMT + 3.846%), 12/15/2052 (C)	480,000	443,537
Credit Suisse Group AG
6.442%, (6.442% to 8-11-27, then SOFR + 3.700%), 08/11/2028 (C)	250,000	227,674
6.537%, (6.537% to 8-12-32, then SOFR + 3.920%), 08/12/2033 (C)	790,000	693,141
Danske Bank A/S 5.375%, 01/12/2024 (C)	235,000	233,053
Deutsche Bank AG 2.311%, (2.311% to 11-16-26, then SOFR + 1.219%), 11/16/2027	180,000	152,619
Equitable Financial Life Global Funding 1.800%, 03/08/2028 (C)	380,000	316,089
FirstCash, Inc.
4.625%, 09/01/2028 (C)	250,000	219,490
5.625%, 01/01/2030 (C)	220,000	195,814
GTP Acquisition Partners I LLC 3.482%, 06/16/2025 (C)	730,000	680,019
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
HSBC Holdings PLC
2.206%, (2.206% to 8-17-28, then SOFR + 1.285%), 08/17/2029	$200,000	$161,436
2.804%, (2.804% to 5-24-31, then SOFR + 1.187%), 05/24/2032	250,000	193,420
4.762%, (4.762% to 3-29-32, then SOFR + 2.530%), 03/29/2033	200,000	173,332
5.402%, (5.402% to 8-11-32, then SOFR + 2.870%), 08/11/2033	770,000	713,038
Intercontinental Exchange, Inc.
4.350%, 06/15/2029	55,000	53,176
4.600%, 03/15/2033	25,000	23,904
4.950%, 06/15/2052	20,000	18,564
JPMorgan Chase & Co.
2.545%, (2.545% to 11-8-31, then SOFR + 1.180%), 11/08/2032	205,000	162,038
3.509%, (3.509% to 1-23-28, then 3 month LIBOR + 0.945%), 01/23/2029	285,000	258,646
3.702%, (3.702% to 5-6-29, then 3 month LIBOR + 1.160%), 05/06/2030	105,000	94,172
3.960%, (3.960% to 1-29-26, then 3 month LIBOR + 1.245%), 01/29/2027	150,000	142,987
4.005%, (4.005% to 4-23-28, then 3 month LIBOR + 1.120%), 04/23/2029	315,000	291,418
4.323%, (4.323% to 4-26-27, then SOFR + 1.560%), 04/26/2028	375,000	358,120
4.586%, (4.586% to 4-26-32, then SOFR + 1.800%), 04/26/2033	45,000	41,659
4.851%, (4.851% to 7-25-27, then SOFR + 1.990%), 07/25/2028	265,000	258,318
Marsh & McLennan Companies, Inc. 4.750%, 03/15/2039	120,000	110,266
Morgan Stanley
1.794%, (1.794% to 2-13-31, then SOFR + 1.034%), 02/13/2032	270,000	202,921
1.928%, (1.928% to 4-28-31, then SOFR + 1.020%), 04/28/2032	350,000	264,084
2.239%, (2.239% to 7-21-31, then SOFR + 1.178%), 07/21/2032	255,000	195,634
2.511%, (2.511% to 10-20-31, then SOFR + 1.200%), 10/20/2032	30,000	23,477
3.591%, (3.591% to 7-22-27, then 3 month LIBOR + 1.340%), 07/22/2028	395,000	362,314
4.210%, (4.210% to 4-20-27, then SOFR + 1.610%), 04/20/2028	325,000	309,106
4.889%, (4.889% to 7-20-32, then SOFR + 2.076%), 07/20/2033	45,000	42,278
MSCI, Inc. 4.000%, 11/15/2029 (C)	90,000	78,393
National Rural Utilities Cooperative Finance Corp. 4.800%, 03/15/2028	140,000	138,802
OneMain Finance Corp. 6.125%, 03/15/2024	75,000	72,545
Societe Generale SA 6.221%, (6.221% to 6-15-32, then 1 Year CMT + 3.200%), 06/15/2033 (C)	565,000	528,436
Standard Chartered PLC 7.767%, (7.767% to 11-16-27, then 1 Year CMT + 3.450%), 11/16/2028 (C)	400,000	423,761

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc.
2.383%, (2.383% to 7-21-31, then SOFR + 1.248%), 07/21/2032	$325,000	$252,170
2.615%, (2.615% to 4-22-31, then SOFR + 1.281%), 04/22/2032	340,000	271,147
2.650%, (2.650% to 10-21-31, then SOFR + 1.264%), 10/21/2032	35,000	27,635
3.102%, (3.102% to 2-24-32, then SOFR + 1.410%), 02/24/2033	100,000	81,198
4.223%, (4.223% to 5-1-28, then 3 month LIBOR + 1.301%), 05/01/2029	235,000	218,930
4.482%, (4.482% to 8-23-27, then SOFR + 1.725%), 08/23/2028	65,000	62,297
UBS Group AG 4.751%, (4.751% to 5-12-27, then 1 Year CMT + 1.750%), 05/12/2028 (C)	200,000	191,395
Unum Group 4.125%, 06/15/2051	35,000	23,847
Wells Fargo & Company
3.000%, 04/22/2026 to 10/23/2026	105,000	97,820
3.350%, (3.350% to 3-2-32, then SOFR + 1.500%), 03/02/2033	275,000	231,659
3.908%, (3.908% to 4-25-25, then SOFR + 1.320%), 04/25/2026	300,000	291,572
4.808%, (4.808% to 7-25-27, then SOFR + 1.980%), 07/25/2028	180,000	175,805
4.897%, (4.897% to 7-25-32, then SOFR + 2.100%), 07/25/2033	615,000	583,963
5.013%, (5.013% to 4-4-50, then SOFR + 4.502%), 04/04/2051	80,000	70,470
Willis North America, Inc. 3.600%, 05/15/2024	115,000	111,864
		15,528,023
Health care – 2.1%
Alcon Finance Corp.
2.750%, 09/23/2026 (C)	400,000	366,022
5.375%, 12/06/2032 (C)	200,000	201,016
Avantor Funding, Inc. 4.625%, 07/15/2028 (C)	375,000	340,740
Baxter International, Inc. 2.539%, 02/01/2032	330,000	262,150
Centene Corp.
2.450%, 07/15/2028	100,000	84,405
3.375%, 02/15/2030	5,000	4,227
4.250%, 12/15/2027	50,000	46,893
4.625%, 12/15/2029	585,000	534,594
CommonSpirit Health 3.347%, 10/01/2029	45,000	39,161
CSL Finance PLC
4.050%, 04/27/2029 (C)	155,000	146,093
4.250%, 04/27/2032 (C)	95,000	89,454
CVS Health Corp.
4.125%, 04/01/2040	85,000	70,723
5.125%, 07/20/2045	50,000	45,570
Elevance Health, Inc. 5.350%, 10/15/2025	10,000	10,111
GE HealthCare Technologies, Inc.
5.650%, 11/15/2027 (C)	125,000	126,463
5.857%, 03/15/2030 (C)	125,000	127,920
5.905%, 11/22/2032 (C)	100,000	103,620
GSK Consumer Healthcare Capital US LLC 3.375%, 03/24/2029	250,000	224,809
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Humana, Inc. 3.700%, 03/23/2029	$225,000	$205,996
Kaiser Foundation Hospitals
2.810%, 06/01/2041	45,000	32,606
3.002%, 06/01/2051	135,000	91,941
Royalty Pharma PLC
2.150%, 09/02/2031	420,000	317,619
2.200%, 09/02/2030	85,000	66,433
3.300%, 09/02/2040	25,000	17,351
Sutter Health 3.361%, 08/15/2050	90,000	60,999
UnitedHealth Group, Inc.
2.750%, 05/15/2040	110,000	79,803
3.500%, 08/15/2039	70,000	57,210
4.000%, 05/15/2029	140,000	133,700
4.200%, 05/15/2032	50,000	47,463
4.950%, 05/15/2062	30,000	28,076
5.250%, 02/15/2028	215,000	219,780
5.350%, 02/15/2033	170,000	175,387
5.875%, 02/15/2053	20,000	21,595
6.050%, 02/15/2063	30,000	32,554
		4,412,484
Industrials – 1.9%
Ashtead Capital, Inc. 4.375%, 08/15/2027 (C)	605,000	565,402
Booz Allen Hamilton, Inc. 3.875%, 09/01/2028 (C)	440,000	389,824
Builders FirstSource, Inc. 5.000%, 03/01/2030 (C)	225,000	199,368
Clean Harbors, Inc. 4.875%, 07/15/2027 (C)	620,000	587,450
DAE Funding LLC 1.550%, 08/01/2024 (C)	435,000	404,250
International Airport Finance SA 12.000%, 03/15/2033 (C)	322,730	317,365
Lockheed Martin Corp. 5.100%, 11/15/2027	355,000	362,823
Northrop Grumman Corp. 5.150%, 05/01/2040	95,000	92,334
Otis Worldwide Corp. 2.565%, 02/15/2030	210,000	176,442
Penske Truck Leasing Company LP
2.700%, 11/01/2024 (C)	205,000	193,238
4.000%, 07/15/2025 (C)	170,000	162,649
4.400%, 07/01/2027 (C)	140,000	132,852
The Boeing Company
5.040%, 05/01/2027	110,000	108,788
5.150%, 05/01/2030	135,000	131,711
United Rentals North America, Inc.
4.000%, 07/15/2030	35,000	29,918
5.500%, 05/15/2027	32,000	31,590
		3,886,004
Information technology – 2.8%
Black Knight InfoServ LLC 3.625%, 09/01/2028 (C)	699,000	606,383
Broadcom, Inc.
3.419%, 04/15/2033 (C)	250,000	200,427
3.469%, 04/15/2034 (C)	46,000	36,696
4.000%, 04/15/2029 (C)	245,000	222,568
CDW LLC
2.670%, 12/01/2026	60,000	53,269
3.250%, 02/15/2029	340,000	289,575
3.276%, 12/01/2028	55,000	47,089
3.569%, 12/01/2031	50,000	41,202
4.125%, 05/01/2025	230,000	223,348

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Fair Isaac Corp. 4.000%, 06/15/2028 (C)		$386,000	$350,297
Gartner, Inc. 4.500%, 07/01/2028 (C)		193,000	179,940
Gen Digital, Inc.
5.000%, 04/15/2025 (C)		530,000	515,518
6.750%, 09/30/2027 (C)		70,000	68,600
Go Daddy Operating Company LLC
3.500%, 03/01/2029 (C)		55,000	46,046
5.250%, 12/01/2027 (C)		454,000	429,693
Intel Corp.
3.100%, 02/15/2060		110,000	67,797
4.000%, 08/05/2029		210,000	199,755
4.900%, 08/05/2052		185,000	163,661
Marvell Technology, Inc.
2.450%, 04/15/2028		145,000	122,734
2.950%, 04/15/2031		95,000	76,412
Micron Technology, Inc. 6.750%, 11/01/2029		40,000	40,631
Nokia OYJ 4.375%, 06/12/2027		130,000	122,729
NVIDIA Corp. 3.500%, 04/01/2040		110,000	89,079
NXP BV
4.300%, 06/18/2029		25,000	23,307
5.550%, 12/01/2028		95,000	94,873
Open Text Corp.
3.875%, 12/01/2029 (C)		355,000	285,487
6.900%, 12/01/2027 (C)		180,000	180,000
Open Text Holdings, Inc. 4.125%, 12/01/2031 (C)		60,000	46,638
Oracle Corp.
3.850%, 04/01/2060		440,000	292,351
4.000%, 11/15/2047		70,000	51,163
4.100%, 03/25/2061		115,000	79,829
4.125%, 05/15/2045		10,000	7,542
6.150%, 11/09/2029		190,000	197,214
Qorvo, Inc.
3.375%, 04/01/2031 (C)		55,000	44,189
4.375%, 10/15/2029		30,000	26,527
SS&C Technologies, Inc. 5.500%, 09/30/2027 (C)		262,000	245,336
			5,767,905
Materials – 0.8%
Anglo American Capital PLC 2.625%, 09/10/2030 (C)		200,000	162,537
ArcelorMittal SA
6.550%, 11/29/2027		70,000	70,329
6.800%, 11/29/2032		45,000	44,746
Ball Corp. 4.000%, 11/15/2023		570,000	558,668
Celanese US Holdings LLC 6.165%, 07/15/2027		190,000	187,402
FS Luxembourg Sarl 10.000%, 12/15/2025 (C)		200,000	200,886
Metinvest BV 5.625%, 06/17/2025 (C)	EUR	195,000	111,800
Standard Industries, Inc.
3.375%, 01/15/2031 (C)		$10,000	7,525
4.375%, 07/15/2030 (C)		410,000	334,119
Steel Dynamics, Inc.
3.250%, 10/15/2050		10,000	6,483
3.450%, 04/15/2030		35,000	30,775
			1,715,270
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate – 0.6%
American Tower Corp.
2.700%, 04/15/2031	$30,000	$24,419
3.650%, 03/15/2027	135,000	126,087
Crown Castle, Inc. 2.900%, 03/15/2027	110,000	100,051
EPR Properties 4.950%, 04/15/2028	190,000	162,103
GLP Capital LP
4.000%, 01/15/2031	85,000	72,913
5.300%, 01/15/2029	130,000	123,024
5.750%, 06/01/2028	130,000	127,469
SBA Tower Trust 2.836%, 01/15/2025 (C)	300,000	282,755
VICI Properties LP
4.950%, 02/15/2030	287,000	273,200
5.125%, 05/15/2032	60,000	55,557
		1,347,578
Utilities – 2.5%
Alabama Power Company
3.450%, 10/01/2049	120,000	86,444
4.150%, 08/15/2044	105,000	86,889
Cleco Corporate Holdings LLC
3.375%, 09/15/2029	140,000	119,085
4.973%, 05/01/2046	5,000	4,215
Consolidated Edison Company of New York, Inc. 3.200%, 12/01/2051	120,000	83,014
Dominion Energy, Inc. 5.375%, 11/15/2032	160,000	158,590
Duke Energy Carolinas LLC 3.450%, 04/15/2051	5,000	3,650
Duke Energy Corp.
2.550%, 06/15/2031	385,000	313,702
4.500%, 08/15/2032	180,000	168,606
Duke Energy Indiana LLC
2.750%, 04/01/2050	80,000	50,224
3.250%, 10/01/2049	105,000	72,853
Duke Energy Progress LLC
3.700%, 10/15/2046	125,000	94,618
4.000%, 04/01/2052	65,000	51,994
Edison International 6.950%, 11/15/2029	55,000	57,435
Emera, Inc. 6.750%, (6.750% to 6-15-26, then 3 month LIBOR + 5.440% to 6-15-46, then 3 month LIBOR + 6.190%), 06/15/2076	110,000	105,624
Evergy, Inc.
2.450%, 09/15/2024	15,000	14,240
2.900%, 09/15/2029	175,000	151,119
Georgia Power Company
4.300%, 03/15/2042	75,000	64,397
4.700%, 05/15/2032	65,000	62,664
IPALCO Enterprises, Inc. 3.700%, 09/01/2024	175,000	169,578
ITC Holdings Corp. 2.950%, 05/14/2030 (C)	165,000	139,185
Jersey Central Power & Light Company 2.750%, 03/01/2032 (C)	125,000	100,942
NextEra Energy Capital Holdings, Inc. 4.625%, 07/15/2027	300,000	294,977
NiSource, Inc. 3.490%, 05/15/2027	210,000	197,800
NRG Energy, Inc. 2.450%, 12/02/2027 (C)	190,000	157,425

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Oglethorpe Power Corp. 4.500%, 04/01/2047 (C)	$80,000	$63,513
Pacific Gas & Electric Company
2.500%, 02/01/2031	430,000	333,631
4.400%, 03/01/2032	40,000	34,913
4.950%, 07/01/2050	363,000	281,267
5.250%, 03/01/2052	62,000	50,615
5.900%, 06/15/2032	195,000	190,279
Puget Energy, Inc.
3.650%, 05/15/2025	180,000	171,203
4.100%, 06/15/2030	130,000	116,085
Sempra Energy
3.400%, 02/01/2028	200,000	185,620
3.800%, 02/01/2038	85,000	69,704
4.000%, 02/01/2048	25,000	19,482
Southern California Edison Company
2.750%, 02/01/2032	205,000	171,640
2.850%, 08/01/2029	135,000	117,329
4.000%, 04/01/2047	72,000	56,266
4.700%, 06/01/2027	185,000	181,152
5.850%, 11/01/2027	40,000	41,171
The AES Corp. 3.300%, 07/15/2025 (C)	175,000	165,008
Xcel Energy, Inc. 4.600%, 06/01/2032	85,000	81,178
		5,139,326
TOTAL CORPORATE BONDS (Cost $57,565,463)		$51,204,210
MUNICIPAL BONDS – 1.9%
Chicago Board of Education (Illinois), GO
6.038%, 12/01/2029	30,000	28,123
6.138%, 12/01/2039	155,000	132,480
6.319%, 11/01/2029	185,000	173,773
Chicago Transit Authority (Illinois) 3.912%, 12/01/2040	90,000	75,266
County of Riverside (California) 3.070%, 02/15/2028	600,000	544,576
Metropolitan Transportation Authority (New York)
4.750%, 11/15/2045	255,000	238,447
5.175%, 11/15/2049	705,000	608,416
Municipal Electric Authority of Georgia 6.637%, 04/01/2057	90,000	96,277
New York Transportation Development Corp. 4.248%, 09/01/2035	640,000	615,083
Philadelphia Authority for Industrial Development (Pennsylvania) 6.550%, 10/15/2028	675,000	705,563
State Board of Administration Finance Corp. (Florida) 1.258%, 07/01/2025	510,000	468,258
State of Illinois, GO
4.950%, 06/01/2023	129,545	129,613
5.000%, 01/01/2023	40,000	40,000
TOTAL MUNICIPAL BONDS (Cost $4,319,727)		$3,855,875
COLLATERALIZED MORTGAGE OBLIGATIONS – 14.1%
Commercial and residential – 12.2%
Alternative Loan Trust
Series 2005-27, Class 2A1 (12 month Treasury Average Index + 1.350%), 3.398%, 08/25/2035 (D)	114,530	93,876
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Alternative Loan Trust (continued)
Series 2005-56, Class 5A1 (1 month LIBOR + 0.640%), 5.029%, 11/25/2035 (D)	$55,919	$44,064
Series 2005-72, Class A1 (1 month LIBOR + 0.540%), 4.929%, 01/25/2036 (D)	14,613	12,788
Series 2005-7CB, Class 2A8 (1 month LIBOR + 0.450%), 4.839%, 03/01/2038 (D)	94,347	71,910
Series 2006-9T1, Class A1, 5.750%, 05/25/2036	63,795	28,273
American Home Mortgage Assets Trust
Series 2006-3, Class 2A11 (12 month Treasury Average Index + 0.940%), 2.988%, 10/25/2046 (D)	32,557	22,517
Series 2007-2, Class A1 (1 month LIBOR + 0.125%), 4.514%, 03/25/2047 (D)	12,493	10,841
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1, 0.990%, 04/25/2053 (C)(E)	137,509	127,914
Series 2021-2, Class A1, 0.985%, 04/25/2066 (C)(E)	145,243	119,213
Series 2021-4, Class A2, 1.241%, 01/20/2065 (C)(E)	139,055	106,676
Series 2021-5, Class A1, 0.951%, 07/25/2066 (C)(E)	360,636	294,165
Series 2021-6, Class A1, 1.458%, 09/25/2066 (C)(E)	502,187	396,978
Series 2021-8, Class A1, 1.820%, 11/25/2066 (C)(E)	249,726	206,247
Arroyo Mortgage Trust Series 2019-2, Class A1 3.347%, 04/25/2049 (C)(E)	190,566	176,273
BANK
Series 2017-BNK8, Class XA IO, 0.713%, 11/15/2050	3,711,620	102,597
Series 2019-BN18, Class XA IO, 0.892%, 05/15/2062	1,407,116	60,411
Series 2019-BN20, Class XA IO, 0.814%, 09/15/2062	2,224,467	92,325
Series 2019-BN22, Class XA IO, 0.595%, 11/15/2062	2,429,723	77,782
Series 2019-BN23, Class XA IO, 0.693%, 12/15/2052	1,918,184	70,928
Series 2019-BN24, Class XA IO, 0.640%, 11/15/2062	1,178,177	41,264
Series 2020-BN28, Class XA IO, 1.778%, 03/15/2063	2,547,879	252,078
Series 2021-BN31, Class A4, 2.036%, 02/15/2054	285,000	226,939
BBCMS Mortgage Trust
Series 2017-C1, Class XA IO, 1.460%, 02/15/2050	2,906,367	135,702
Series 2017-DELC, Class A (1 month LIBOR + 0.975%), 5.293%, 08/15/2036 (C)(D)	949,000	932,248
Series 2022-C16, Class A5, 4.600%, 06/15/2055 (E)	120,000	115,447
Series 2022-C18, Class A4, 5.439%, 12/15/2055 (E)	150,000	153,885

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
BBCMS Mortgage Trust (continued)
Series 2022-C18, Class A5, 5.710%, 12/15/2055 (E)	$50,000	$52,315
BCAP LLC Trust Series 2006-AA2, Class A1 (1 month LIBOR + 0.340%) 4.729%, 01/25/2037 (D)	80,901	67,943
Bear Stearns ALT-A Trust Series 2005-10, Class 11A1 (1 month LIBOR + 0.500%) 4.889%, 01/25/2036 (D)	80,941	103,497
Bear Stearns Mortgage Funding Trust Series 2006-AR3, Class 1A1 (1 month LIBOR + 0.180%) 4.569%, 10/25/2036 (D)	7,024	5,780
Benchmark Mortgage Trust
Series 2018-B1, Class XA IO, 0.531%, 01/15/2051	988,671	19,587
Series 2018-B4, Class XA IO, 0.506%, 07/15/2051	2,287,063	38,731
Series 2018-B8, Class XA IO, 0.626%, 01/15/2052	4,548,115	124,288
Series 2019-B10, Class XA IO, 1.221%, 03/15/2062	3,169,381	164,046
Series 2019-B12, Class XA IO, 1.033%, 08/15/2052	1,062,438	44,117
Series 2020-B18, Class XA IO, 1.789%, 07/15/2053	697,106	54,693
Series 2020-B22, Class XA IO, 1.516%, 01/15/2054	1,161,178	100,510
BINOM Securitization Trust Series 2021-INV1, Class A1 2.034%, 06/25/2056 (C)(E)	170,187	149,173
BPR Trust Series 2022-STAR, Class A (1 month CME Term SOFR + 3.232%) 7.568%, 08/15/2024 (C)(D)	275,000	270,621
BRAVO Residential Funding Trust
Series 2021-NQM1, Class A1, 0.941%, 02/25/2049 (C)(E)	101,272	83,942
Series 2021-NQM2, Class A1, 0.970%, 03/25/2060 (C)(E)	100,709	94,305
BX Commercial Mortgage Trust Series 2019-XL, Class A (1 month CME Term SOFR + 1.034%) 5.370%, 10/15/2036 (C)(D)	496,755	490,631
BX Trust Series 2022-PSB, Class A (1 month CME Term SOFR + 2.451%) 6.787%, 08/15/2039 (C)(D)	276,798	276,253
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class F (1 month LIBOR + 2.550%) 6.868%, 12/15/2037 (C)(D)	355,000	338,061
Century Plaza Towers Series 2019-CPT, Class A 2.865%, 11/13/2039 (C)	345,000	274,976
Chase Mortgage Finance Trust Series 2005-S3, Class A10 5.500%, 11/25/2035	94,719	70,041
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
CHL Mortgage Pass-Through Trust
Series 2005-2, Class 2A3 (1 month LIBOR + 0.680%), 5.069%, 03/25/2035 (D)	$24,384	$21,175
Series 2007-HY4, Class 1A1, 3.632%, 09/25/2047 (E)	58,225	50,364
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class XA IO, 0.904%, 07/10/2047	1,667,131	18,202
Series 2015-GC29, Class XA IO, 1.017%, 04/10/2048	1,572,382	29,102
Series 2016-C3, Class C, 4.078%, 11/15/2049 (E)	288,000	242,753
Citigroup Mortgage Loan Trust Series 2019-E, Class A1 (6.228% to 10-25-23, then 7.228% thereafter) 6.228%, 11/25/2070 (C)	186,032	183,077
COLT Mortgage Loan Trust Series 2021-3, Class A1 0.956%, 09/27/2066 (C)(E)	416,354	321,864
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2014-CR16, Class A4, 4.051%, 04/10/2047	480,000	467,804
Series 2014-CR17, Class A5, 3.977%, 05/10/2047	390,000	380,417
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class A1, 4.353%, 08/10/2030 (C)	260,000	251,391
Series 2015-3BP, Class A, 3.178%, 02/10/2035 (C)	580,000	536,057
Series 2022-HC, Class A, 2.819%, 01/10/2039 (C)	100,000	85,786
Series 2022-HC, Class D, 3.896%, 01/10/2039 (C)(E)	100,000	81,563
Credit Suisse Mortgage Capital Certificates
Series 2017-FHA1, Class A1, 3.250%, 04/25/2047 (C)(E)	164,349	145,927
Series 2021-NQM2, Class A1, 1.179%, 02/25/2066 (C)(E)	300,243	248,630
Series 2021-NQM8, Class A1, 1.841%, 10/25/2066 (C)(E)	257,641	218,558
Series 2021-RPL4, Class A1, 1.796%, 12/27/2060 (C)(E)	150,639	137,626
Series 2022-NQM1, Class A1, 2.265%, 11/25/2066 (C)(E)	612,649	525,621
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4, 3.505%, 04/15/2050	15,000	14,349
Series 2015-C2, Class XA IO, 0.717%, 06/15/2057	4,614,246	58,005
Series 2016-C6, Class XA IO, 1.863%, 01/15/2049	1,042,478	48,912
DBJPM Mortgage Trust Series 2020-C9, Class XA IO 1.709%, 09/15/2053	527,727	36,621
Deephaven Residential Mortgage Trust Series 2021-2, Class A1 0.899%, 04/25/2066 (C)(E)	100,171	84,189

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR2, Class A1 (1 month LIBOR + 0.300%) 4.689%, 03/25/2037 (D)	$38,549	$35,734
Ellington Financial Mortgage Trust
Series 2021-2, Class A1, 0.931%, 06/25/2066 (C)(E)	98,202	75,532
Series 2022-1, Class A1, 2.206%, 01/25/2067 (C)(E)	282,933	236,695
GCAT Trust
Series 2021-NQM2, Class A1, 1.036%, 05/25/2066 (C)(E)	202,391	157,297
Series 2021-NQM3, Class A1, 1.091%, 05/25/2066 (C)(E)	270,436	215,079
Series 2021-NQM7, Class A1, 1.915%, 08/25/2066 (C)(E)	198,584	173,873
GMACM Mortgage Loan Trust Series 2006-AR1, Class 1A1 2.985%, 04/19/2036 (E)	95,910	71,869
GS Mortgage Securities Trust
Series 2014-GC20, Class A5, 3.998%, 04/10/2047	395,000	385,985
Series 2022-SHIP, Class A (1 month CME Term SOFR + 0.731%), 5.067%, 08/15/2036 (C)(D)	45,000	44,370
GSR Mortgage Loan Trust
Series 2006-AR1, Class 2A1, 3.796%, 01/25/2036 (E)	3,123	2,991
Series 2007-1F, Class 4A1 (1 month LIBOR + 0.300%), 4.689%, 01/25/2037 (D)	76,309	21,021
HarborView Mortgage Loan Trust
Series 2005-8, Class 1A2A (1 month LIBOR + 0.660%), 4.999%, 09/19/2035 (D)	20,667	14,835
Series 2006-12, Class 2A13 (1 month LIBOR + 0.240%), 4.819%, 12/19/2036 (D)	124,688	112,317
Series 2006-12, Class 2A2A (1 month LIBOR + 0.190%), 4.719%, 01/19/2038 (D)	45,418	39,700
Series 2007-7, Class 2A1B (1 month LIBOR + 2.000%), 5.389%, 10/25/2037 (D)	48,526	37,600
Imperial Fund Mortgage Trust
Series 2021-NQM2, Class A1, 1.073%, 09/25/2056 (C)(E)	203,569	162,276
Series 2022-NQM2, Class A1 (3.638% to 3-25-26, then 4.638% thereafter), 3.638%, 03/25/2067 (C)	599,364	544,157
IndyMac INDA Mortgage Loan Trust Series 2006-AR3, Class 1A1 3.644%, 12/25/2036 (E)	34,001	28,741
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class A4 3.997%, 04/15/2047	395,000	385,794
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class AFX 2.812%, 01/16/2037 (C)	160,000	144,507
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Mortgage Trust Series 2006-A3, Class 3A2 3.349%, 05/25/2036 (E)	$6,902	$5,562
Legacy Mortgage Asset Trust
Series 2019-GS7, Class A1 (6.250% to 10-25-23, then 7.250% thereafter), 6.250%, 11/25/2059 (C)	378,696	378,022
Series 2021-GS2, Class A1 (1.750% to 4-25-24, then 4.750% to 4-25-25, then 5.750% thereafter), 1.750%, 04/25/2061 (C)	152,569	137,906
Series 2021-GS3, Class A1 (1.750% to 5-25-24, then 4.750% to 5-25-25, then 5.750% thereafter), 1.750%, 07/25/2061 (C)	197,453	178,476
Series 2021-GS4, Class A1 (1.650% to 8-25-24, then 4.650% to 8-25-25, then 5.650% thereafter), 1.650%, 11/25/2060 (C)	100,922	90,214
Lehman XS Trust Series 2006-16N, Class A4A (1 month LIBOR + 0.380%) 4.769%, 11/25/2046 (D)	106,718	89,569
LSTAR Securities Investment Trust
Series 2019-3, Class A1 (1 month LIBOR + 3.500%), 7.620%, 04/01/2024 (C)(D)	119,987	119,184
Series 2019-4, Class A1 (1 month LIBOR + 3.500%), 7.620%, 05/01/2024 (C)(D)	223,956	222,638
Series 2021-1, Class A (1 month LIBOR + 1.800%), 5.920%, 02/01/2026 (C)(D)	241,755	238,123
Luminent Mortgage Trust Series 2006-4, Class A1A (1 month LIBOR + 0.380%) 4.769%, 05/25/2046 (D)	95,693	77,486
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 3A7 3.874%, 11/21/2034 (E)	12,141	10,892
MFA Trust
Series 2020-NQM3, Class A1, 1.014%, 01/26/2065 (C)(E)	29,688	27,079
Series 2021-NQM1, Class A1, 1.153%, 04/25/2065 (C)(E)	130,454	112,552
Series 2021-NQM2, Class A1, 1.029%, 11/25/2064 (C)(E)	153,805	124,854
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class XA IO 0.954%, 12/15/2047	943,280	12,558
Morgan Stanley Capital I Trust
Series 2014-150E, Class A, 3.912%, 09/09/2032 (C)	610,000	539,476
Series 2017-H1, Class XA IO, 1.325%, 06/15/2050	678,449	25,495
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.750%, 11/26/2035 (C)(E)	169,458	156,880
Series 2016-4A, Class A1, 3.750%, 11/25/2056 (C)(E)	191,071	174,407

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
New Residential Mortgage Loan Trust (continued)
Series 2017-1A, Class A1, 4.000%, 02/25/2057 (C)(E)	$335,897	$315,697
Series 2017-2A, Class A3, 4.000%, 03/25/2057 (C)(E)	309,013	289,518
Series 2017-3A, Class A1, 4.000%, 04/25/2057 (C)(E)	243,602	229,889
Series 2017-4A, Class A1, 4.000%, 05/25/2057 (C)(E)	168,141	156,257
Series 2017-5A, Class A1 (1 month LIBOR + 1.500%), 5.889%, 06/25/2057 (C)(D)	158,068	154,563
Series 2017-6A, Class A1, 4.000%, 08/27/2057 (C)(E)	294,771	275,417
Series 2018-1A, Class A1A, 4.000%, 12/25/2057 (C)(E)	125,031	117,254
Series 2018-4A, Class A1S (1 month LIBOR + 0.750%), 5.139%, 01/25/2048 (C)(D)	220,002	210,922
Series 2019-5A, Class A1B, 3.500%, 08/25/2059 (C)(E)	181,865	168,112
Series 2019-NQM4, Class A1, 2.492%, 09/25/2059 (C)(E)	48,371	43,578
Series 2021-NQ2R, Class A1, 0.941%, 10/25/2058 (C)(E)	104,859	90,647
NMLT Trust Series 2021-INV1, Class A1 1.185%, 05/25/2056 (C)(E)	435,896	347,597
Oaktown Re II, Ltd. Series 2018-1A, Class M1 (1 month LIBOR + 1.550%) 5.939%, 07/25/2028 (C)(D)	93,982	93,905
OBX Trust
Series 2021-NQM1, Class A1, 1.072%, 02/25/2066 (C)(E)	281,448	218,942
Series 2021-NQM3, Class A1, 1.054%, 07/25/2061 (C)(E)	257,900	193,844
Series 2022-NQM1, Class A1, 2.305%, 11/25/2061 (C)(E)	504,359	432,213
PRPM LLC
Series 2020-6, Class A1 (2.363% to 11-25-23, then 5.363% to 11-25-24, then 6.363% thereafter), 2.363%, 11/25/2025 (C)	73,518	67,838
Series 2021-3, Class A1 (1.867% to 4-25-24, then 4.867% to 4-25-25, then 5.867% thereafter), 1.867%, 04/25/2026 (C)	202,320	180,370
Series 2021-4, Class A1 (1.867% to 4-25-24, then 4.867% to 4-25-25, then 5.867% thereafter), 1.867%, 04/25/2026 (C)	272,736	244,218
Series 2021-9, Class A1 (2.363% to 10-25-24, then 5.363% to 10-25-25, then 6.363% thereafter), 2.363%, 10/25/2026 (C)(E)	497,263	447,642
RALI Series Trust Series 2007-QH7, Class 1A1 (1 month LIBOR + 0.500%) 4.889%, 08/25/2037 (D)	38,920	34,422
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Seasoned Credit Risk Transfer Trust Series 2019-3, Class MV 3.500%, 10/25/2058	$117,878	$107,735
SG Commercial Mortgage Securities Trust Series 2020-COVE, Class A 2.632%, 03/15/2037 (C)	645,000	593,718
SG Residential Mortgage Trust Series 2021-1, Class A1 1.160%, 07/25/2061 (C)(E)	364,404	293,051
Starwood Mortgage Residential Trust
Series 2021-1, Class A1, 1.219%, 05/25/2065 (C)(E)	232,242	209,787
Series 2021-2, Class A1, 0.943%, 05/25/2065 (C)(E)	80,673	74,464
Series 2021-6, Class A1, 1.920%, 11/25/2066 (C)(E)	397,401	329,252
Toorak Mortgage Corp., Ltd. Series 2021-1, Class A1 (2.240% to 1-25-24, then 3.240% thereafter) 2.240%, 06/25/2024 (C)	330,000	312,079
Towd Point Mortgage Trust
Series 2017-1, Class A1, 2.750%, 10/25/2056 (C)(E)	90,116	88,600
Series 2017-2, Class A1, 2.750%, 04/25/2057 (C)(E)	22,478	22,187
Series 2017-3, Class A1, 2.750%, 07/25/2057 (C)(E)	70,901	69,078
Series 2017-4, Class A1, 2.750%, 06/25/2057 (C)(E)	174,676	165,669
Series 2017-5, Class A1 (1 month LIBOR + 0.600%), 3.773%, 02/25/2057 (C)(D)	89,005	88,082
Series 2021-R1, Class A1, 2.918%, 11/30/2060 (C)(E)	612,812	489,259
Triangle RE, Ltd. Series 2021-2, Class M1A (1 month LIBOR + 2.050%) 6.439%, 10/25/2033 (C)(D)	3,362	3,362
Verus Securitization Trust
Series 2021-2, Class A1, 1.031%, 02/25/2066 (C)(E)	124,618	103,484
Series 2021-8, Class A1, 1.824%, 11/25/2066 (C)(E)	271,699	228,824
Series 2021-R2, Class A1, 0.918%, 02/25/2064 (C)(E)	135,210	122,564
Series 2022-1, Class A1 (2.724% to 1-25-26, then 3.724% thereafter), 2.724%, 01/25/2067 (C)	381,922	331,933
WaMu Mortgage Pass-Through Certificates Series 2007-HY6, Class 1A1 3.227%, 06/25/2037 (E)	11,943	10,309
Washington Mutual Mortgage Pass-Through Certificates Series 2006-5, Class 1A1 (1 month LIBOR + 0.600%) 4.989%, 07/25/2036 (D)	18,356	11,595
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class A5, 3.817%, 08/15/2050	310,000	300,977
Series 2015-NXS1, Class D, 4.149%, 05/15/2048 (E)	40,000	34,166

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Wells Fargo Commercial Mortgage Trust (continued)
Series 2015-NXS1, Class XA IO, 1.073%, 05/15/2048	$1,447,729	$25,690
Series 2015-NXS3, Class XA IO, 0.878%, 09/15/2057	2,545,184	49,920
WF-RBS Commercial Mortgage Trust Series 2014-C19, Class A5 4.101%, 03/15/2047	304,634	297,840
		25,273,060
U.S. Government Agency – 1.9%
Federal Home Loan Mortgage Corp.
Series 2018-HRP1, Class M2 (1 month LIBOR + 1.650%), 6.039%, 04/25/2043 (C)(D)	9,682	9,669
Series 3883, Class PB, 3.000%, 05/15/2041	59,792	55,427
Series 5170, Class DP, 2.000%, 07/25/2050	455,640	384,922
Series K064, Class X1 IO, 0.602%, 03/25/2027	2,149,544	45,643
Series K068, Class A2, 3.244%, 08/25/2027	545,000	517,480
Series K104, Class X1 IO, 1.124%, 01/25/2030	1,305,065	79,032
Series K111, Class X1 IO, 1.572%, 05/25/2030	549,673	48,788
Series K114, Class X1 IO, 1.117%, 06/25/2030	1,598,277	102,966
Series K121, Class X1 IO, 1.024%, 10/25/2030	847,456	49,969
Series K122, Class X1 IO, 0.882%, 11/25/2030	478,402	24,864
Series K124, Class X1 IO, 0.720%, 12/25/2030	1,907,449	83,879
Federal National Mortgage Association
Series 2012-120, Class ZB, 3.500%, 11/25/2042	427,989	393,605
Series 2012-18, Class GA, 2.000%, 12/25/2041	64,351	57,380
Series 2012-21, Class PQ, 2.000%, 09/25/2041	37,426	33,761
Series 2012-52, Class PA, 3.500%, 05/25/2042	56,661	53,406
Series 2014-C04, Class 1M2 (1 month LIBOR + 4.900%), 9.289%, 11/25/2024 (D)	40,849	41,912
Series 2015-48, Class QB, 3.000%, 02/25/2043	86,596	82,114
Series 2016-11, Class GA, 2.500%, 03/25/2046	89,645	81,940
Series 2016-38, Class NA, 3.000%, 01/25/2046	47,137	42,761
Series 2016-C07, Class 2M2 (1 month LIBOR + 4.350%), 8.739%, 05/25/2029 (D)	187,019	192,648
Series 2017-26, Class CG, 3.500%, 07/25/2044	61,342	59,576
Series 2017-34, Class JK, 3.000%, 05/25/2047	37,260	35,270
Series 2017-35, Class AH, 3.500%, 04/25/2053	73,602	71,564
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2017-49, Class JA, 4.000%, 07/25/2053	$68,542	$67,009
Series 2017-84, Class KA, 3.500%, 04/25/2053	76,858	74,285
Series 2017-C01, Class 1M2 (1 month LIBOR + 3.550%), 7.939%, 07/25/2029 (D)	108,382	110,562
Series 2018-23, Class LA, 3.500%, 04/25/2048	126,402	115,945
Series 2018-70, Class HA, 3.500%, 10/25/2056	92,695	88,980
Series 2019-12, Class HA, 3.500%, 11/25/2057	148,666	140,542
Series 2019-14, Class CA, 3.500%, 04/25/2049	163,851	155,715
Series 2019-45, Class PT, 3.000%, 08/25/2049	139,205	125,784
Series 2019-7, Class JA, 3.500%, 03/25/2049	131,022	123,393
Series 2019-HRP1, Class M2 (1 month LIBOR + 2.150%), 6.539%, 11/25/2039 (C)(D)	83,527	81,637
Series 2019-R03, Class 1M2 (1 month LIBOR + 2.150%), 6.539%, 09/25/2031 (C)(D)	10,658	10,632
Series 2022-R08, Class 1M1 (1 month SOFR + 2.550%), 6.478%, 07/25/2042 (C)(D)	83,546	83,808
Series 415, Class A3, 3.000%, 11/25/2042	111,554	102,332
Government National Mortgage Association
Series 2006-38, Class XS IO, 2.924%, 09/16/2035	19,410	616
Series 2013-37, Class LG, 2.000%, 01/20/2042	69,296	65,243
		3,895,059
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $32,934,173)		$29,168,119
ASSET BACKED SECURITIES – 11.1%
AASET Trust Series 2020-1A, Class A 3.351%, 01/16/2040 (C)	124,544	99,764
ABFC Trust Series 2006-HE1, Class A2D (1 month LIBOR + 0.220%) 4.609%, 01/25/2037 (D)	96,074	56,409
Affirm Asset Securitization Trust
Series 2020-Z1, Class A 3.460%, 10/15/2024 (C)	25,480	25,271
Series 2020-Z2, Class A 1.900%, 01/15/2025 (C)	59,653	58,033
American Credit Acceptance Receivables Trust Series 2022-3, Class B 4.550%, 10/13/2026 (C)	25,000	24,507
AmeriCredit Automobile Receivables Trust Series 2019-3, Class D 2.580%, 09/18/2025	295,000	283,626

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.300%, 06/21/2028 (C)	$120,000	$118,675
Avant Loans Funding Trust Series 2021-REV1, Class A 1.210%, 07/15/2030 (C)	225,000	214,299
Bain Capital Credit CLO, Ltd. Series 2017-2A, Class AR2 (3 month LIBOR + 1.180%) 5.538%, 07/25/2034 (C)(D)	650,000	632,945
BlueMountain CLO XXIV, Ltd. Series 2019-24A, Class AR (3 month LIBOR + 1.100%) 5.343%, 04/20/2034 (C)(D)	415,000	402,568
Buckhorn Park CLO, Ltd. Series 2019-1A, Class AR (3 month LIBOR + 1.120%) 5.314%, 07/18/2034 (C)(D)	550,000	537,017
Carvana Auto Receivables Trust Series 2022-P2, Class A3 4.130%, 04/12/2027	465,000	452,795
CF Hippolyta Issuer LLC Series 2020-1, Class A2 1.990%, 07/15/2060 (C)	128,816	106,252
CIFC Funding, Ltd. Series 2017-2A, Class AR (3 month LIBOR + 0.950%) 5.193%, 04/20/2030 (C)(D)	894,715	881,970
Credit Acceptance Auto Loan Trust Series 2021-3A, Class A 1.000%, 05/15/2030 (C)	250,000	238,790
Domino's Pizza Master Issuer LLC
Series 2018-1A, Class A2I 4.116%, 07/25/2048 (C)	355,200	336,226
Series 2019-1A, Class A2 3.668%, 10/25/2049 (C)	170,188	147,015
Series 2021-1A, Class A2I 2.662%, 04/25/2051 (C)	265,950	221,186
Drive Auto Receivables Trust Series 2019-4, Class D 2.700%, 02/16/2027	221,353	218,000
Exeter Automobile Receivables Trust
Series 2019-4A, Class D 2.580%, 09/15/2025 (C)	460,772	453,038
Series 2020-1A, Class D 2.730%, 12/15/2025 (C)	168,618	165,313
Series 2022-4A, Class B 4.570%, 01/15/2027	175,000	171,704
Series 2022-6A, Class B 6.030%, 08/16/2027	75,000	75,089
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A5 (1 month LIBOR + 0.310%) 4.699%, 09/25/2036 (D)	191,176	173,700
FirstKey Homes Trust
Series 2022-SFR1, Class A 4.145%, 05/17/2039 (C)	139,213	130,559
Series 2022-SFR2, Class A 4.250%, 07/17/2039 (C)	571,766	539,872
Flagship Credit Auto Trust Series 2022-3, Class B 4.690%, 07/17/2028 (C)	239,000	233,286
Galaxy XXIII CLO, Ltd. Series 2017-23A, Class AR (3 month LIBOR + 0.870%) 5.195%, 04/24/2029 (C)(D)	753,943	743,283
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
GLS Auto Receivables Issuer Trust Series 2022-3A, Class B 4.920%, 01/15/2027 (C)	$45,000	$44,068
GSAA Home Equity Trust
Series 2006-10, Class AF3 5.985%, 06/25/2036 (E)	138,612	36,269
Series 2006-15, Class AF6 6.376%, 09/25/2036	353,916	99,386
Series 2006-20, Class 2A1A (1 month LIBOR + 0.100%) 4.489%, 12/25/2046 (D)	192,817	97,864
GSAA Trust Series 2005-7, Class AF4 5.558%, 05/25/2035	169,533	162,371
GSAMP Trust Series 2007-FM2, Class A2B (1 month LIBOR + 0.090%) 4.479%, 01/25/2037 (D)	186,647	111,981
LCM XX LP Series 2020-A, Class AR (3 month LIBOR + 1.040%) 5.283%, 10/20/2027 (C)(D)	139,104	138,028
Madison Park Funding XLI, Ltd. Series 12A, Class AR (3 month LIBOR + 0.830%) 5.155%, 04/22/2027 (C)(D)	639,913	632,993
Madison Park Funding XXXVIII, Ltd. Series 2021-38A, Class A (3 month LIBOR + 1.120%) 5.199%, 07/17/2034 (C)(D)	655,000	638,516
Marlette Funding Trust Series 2021-2A, Class B 1.060%, 09/15/2031 (C)	120,000	117,053
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A 1.540%, 03/20/2026 (C)	250,000	238,514
MF1, Ltd. Series 2022-FL8, Class AS (1 month SOFR + 1.750%) 5.576%, 02/19/2037 (C)(D)	335,000	319,611
MFA LLC Series 2021-NPL1, Class A1 (2.363% to 3-25-24, then 5.363% to 3-25-25, then 6.363% thereafter) 2.363%, 03/25/2060 (C)	329,136	308,942
Navient Private Education Refi Loan Trust Series 2021-EA, Class A 0.970%, 12/16/2069 (C)	178,407	149,455
NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A 3.844%, 12/25/2025 (C)	50,693	46,198
PRET LLC
Series 2021-NPL3, Class A1 (1.868% to 7-25-24, then 4.868% to 7-25-25, then 5.868% thereafter) 1.868%, 07/25/2051 (C)	216,267	190,843
Series 2021-NPL6, Class A1 (2.487% to 11-25-24, then 5.487% to 11-25-25, then 6.487% thereafter) 2.487%, 07/25/2051 (C)	211,600	195,489
Pretium Mortgage Credit Partners LLC Series 2022-NPL1, Class A1 (2.981% to 12-25-24, then 5.981% to 12-25-25, then 6.981% thereafter) 2.981%, 01/25/2052 (C)	546,405	487,938

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Progress Residential Trust
Series 2021-SFR8, Class A 1.510%, 10/17/2038 (C)	$394,059	$335,720
Series 2022-SFR3, Class A 3.200%, 04/17/2039 (C)	135,000	122,370
Series 2022-SFR5, Class A 4.451%, 06/17/2039 (C)	104,722	98,216
Series 2022-SFR6, Class A 4.451%, 07/20/2039 (C)	625,000	589,828
Series 2022-SFR7, Class A 4.750%, 10/27/2039 (C)	165,000	158,688
Regatta VI Funding, Ltd. Series 2016-1A, Class AR2 (3 month LIBOR + 1.160%) 5.403%, 04/20/2034 (C)(D)	595,000	578,306
RR 1 LLC Series 2017-1A, Class A1AB (3 month LIBOR + 1.150%) 5.229%, 07/15/2035 (C)(D)	675,000	659,966
RR 16, Ltd. Series 2021-16A, Class A1 (3 month LIBOR + 1.110%) 5.189%, 07/15/2036 (C)(D)	585,000	571,813
Santander Drive Auto Receivables Trust
Series 2020-4, Class D 1.480%, 01/15/2027	75,000	71,563
Series 2022-4, Class B 4.420%, 11/15/2027	350,000	338,631
Series 2022-5, Class B 4.430%, 03/15/2027	110,000	106,960
Series 2022-6, Class B 4.720%, 06/15/2027	80,000	77,954
Series 2022-7, Class B 5.950%, 01/17/2028	305,000	307,937
Securitized Asset Backed Receivables LLC Trust Series 2006-HE1, Class A2B (1 month LIBOR + 0.180%) 4.569%, 07/25/2036 (D)	122,261	42,586
Sound Point CLO XXIX, Ltd. Series 2021-1A, Class A (3 month LIBOR + 1.070%) 5.428%, 04/25/2034 (C)(D)	655,000	630,884
Soundview Home Loan Trust Series 2007-OPT2, Class 2A3 (1 month LIBOR + 0.180%) 4.569%, 07/25/2037 (D)	24,295	21,807
Summit Issuer LLC Series 2020-1A, Class A2 2.290%, 12/20/2050 (C)	155,000	135,700
Taco Bell Funding LLC Series 2021-1A, Class A2II 2.294%, 08/25/2051 (C)	885,060	711,029
THL Credit Wind River CLO, Ltd. Series 2020-1A, Class A (3 month LIBOR + 1.430%) 5.673%, 10/20/2033 (C)(D)	520,000	509,514
TICP CLO III-2, Ltd. Series 2018-3R, Class A (3 month LIBOR + 0.840%) 5.083%, 04/20/2028 (C)(D)	120,772	120,360
Tricon Residential Trust Series 2022-SFR2, Class A 4.849%, 07/17/2040 (C)	374,496	352,091
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
VCAT LLC
Series 2021-NPL2, Class A1 (2.115% to 3-25-24, then 5.115% to 3-25-25, then 6.115% thereafter) 2.115%, 03/27/2051 (C)	$75,606	$68,317
Series 2021-NPL3, Class A1 (1.743% to 5-25-24, then 4.473% to 5-25-25, then 5.743% thereafter) 1.743%, 05/25/2051 (C)	239,801	207,657
Venture 42 CLO, Ltd. Series 2021-42A, Class A1A (3 month LIBOR + 1.130%) 5.209%, 04/15/2034 (C)(D)	655,000	633,181
Venture 43 CLO, Ltd. Series 2021-43A, Class A1 (3 month LIBOR + 1.240%) 5.319%, 04/15/2034 (C)(D)	260,000	251,992
Venture XXI CLO, Ltd. Series 2015-21A, Class AR (3 month LIBOR + 0.880%) 4.959%, 07/15/2027 (C)(D)	48,442	48,406
Vericrest Opportunity Loan Transferee Series 2021-NP11, Class A1 (1.868% to 7-25-24, then 4.868% to 7-25-25, then 5.868% thereafter) 1.868%, 08/25/2051 (C)	460,544	397,372
VOLT CIII LLC Series 2021-CF1, Class A1 (1.992% to 8-25-24, then 4.992% to 8-25-25, then 5.992% thereafter) 1.992%, 08/25/2051 (C)	293,939	263,508
VOLT XCIV LLC Series 2021-NPL3, Class A1 (2.240% to 1-25-24, then 5.239% to 1-25-25, then 6.239% thereafter) 2.240%, 02/27/2051 (C)	277,500	250,863
Voya CLO, Ltd. Series 2015-1A, Class A1R (3 month LIBOR + 0.900%) 5.094%, 01/18/2029 (C)(D)	521,941	516,628
Wellfleet CLO X, Ltd. Series 2019-XA, Class A1R (3 month LIBOR + 1.170%) 5.413%, 07/20/2032 (C)(D)	520,000	506,561
Wendy's Funding LLC
Series 2018-1A, Class A2II 3.884%, 03/15/2048 (C)	223,250	201,092
Series 2021-1A, Class A2I 2.370%, 06/15/2051 (C)	576,225	465,200
Westlake Automobile Receivables Trust
Series 2019-3A, Class D 2.720%, 11/15/2024 (C)	277,962	276,148
Series 2020-3A, Class D 1.650%, 02/17/2026 (C)	215,000	203,735
Series 2022-2A, Class B 4.310%, 09/15/2027 (C)	270,000	262,880
Wingstop Funding LLC Series 2020-1A, Class A2 2.841%, 12/05/2050 (C)	99,000	83,663
TOTAL ASSET BACKED SECURITIES (Cost $24,327,892)		$22,935,837
COMMON STOCKS – 0.0%
Energy – 0.0%
Foresight Energy LLC (F)	895	9,392
TOTAL COMMON STOCKS (Cost $119,514)		$9,392

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 3.5%
Repurchase agreement – 3.5%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-30-22 at 4.290% to be repurchased at $7,103,384 on 1-3-23, collateralized by $7,234,786 Federal National Mortgage Association, 3.500% - 6.000% due 6-1-52 to 12-1-52 (valued at $7,242,001)	$7,100,000	$7,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,100,000)		$7,100,000
Total Investments (Investment Quality Bond Trust) (Cost $287,101,301) – 123.8%		$255,694,288
Other assets and liabilities, net – (23.8%)		(49,084,474)
TOTAL NET ASSETS – 100.0%		$206,609,814
Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
Investment Quality Bond Trust (continued)
CMT	Constant Maturity Treasury
GO	General Obligation
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $60,505,890 or 29.3% of the fund's net assets as of 12-31-22.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	Non-income producing security.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	23	Long	Mar 2023	$1,912,417	$1,810,823	$(101,594)
5-Year U.S. Treasury Note Futures	98	Long	Mar 2023	10,593,401	10,577,111	(16,290)
10-Year U.S. Treasury Note Futures	195	Short	Mar 2023	(21,958,876)	(21,897,891)	60,985
2-Year U.S. Treasury Note Futures	27	Short	Mar 2023	(5,559,423)	(5,537,109)	22,314
Euro SCHATZ Futures	36	Short	Mar 2023	(4,104,789)	(4,062,484)	42,305
Euro-Buxl Futures	7	Short	Mar 2023	(1,216,124)	(1,013,373)	202,751
German Euro BUND Futures	19	Short	Mar 2023	(2,872,117)	(2,703,602)	168,515
U.S. Treasury Long Bond Futures	59	Short	Mar 2023	(7,422,922)	(7,395,281)	27,641
Ultra U.S. Treasury Bond Futures	56	Short	Mar 2023	(7,584,837)	(7,521,500)	63,337
Ultra U.S. Treasury Bond Futures	15	Short	Mar 2023	(1,783,030)	(1,774,219)	8,811
						$478,775

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	866,801	BRL	4,690,000	CITI	3/15/2023	—	$(9,893)
USD	4,863,443	EUR	4,598,000	DB	3/15/2023	—	(82,091)
						—	$(91,984)

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	2,185,000	USD	Fixed 1.560%	USD Compounded SOFR	Annual	Annual	Dec 2041	$(11,594)	$592,157	$580,563
Centrally cleared	1,320,000	USD	Fixed 1.560%	USD Compounded SOFR	Annual	Annual	Dec 2051	(7,975)	415,602	407,627
								$(19,569)	$1,007,759	$988,190
The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Federative Republic of Brazil	937,000	USD	$937,000	1.000%	Quarterly	Jun 2027	$46,223	$1,835	$48,058
Centrally cleared	CDX.EM.38	1,090,000	USD	1,090,000	1.000%	Quarterly	Dec 2027	88,200	(24,802)	63,398
				$2,027,000				$134,423	$(22,967)	$111,456
Derivatives Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
USD	U.S. Dollar
Derivatives Abbreviations
CITI	Citibank, N.A.
DB	Deutsche Bank AG
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate

See Notes to financial statements regarding investment transactions and other derivatives information.
Money Market Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT – 4.6%
U.S. Treasury Note
4.239%, (3 month USBMMY + 0.049%), 01/31/2023 (A)	$32,683,900	$32,691,126
4.295%, (3 month USBMMY + 0.034%), 04/30/2023 (A)	32,679,000	32,699,931
4.378%, (3 month USBMMY - 0.075%), 04/30/2024 (A)	15,000,000	15,001,000
4.505%, (3 month USBMMY + 0.037%), 07/31/2024 (A)	26,848,500	26,845,248
TOTAL U.S. GOVERNMENT (Cost $107,237,305)		$107,237,305
U.S. GOVERNMENT AGENCY – 73.7%
Federal Agricultural Mortgage Corp.
2.246%, 06/02/2023	6,654,000	6,654,000
2.306%, 06/08/2023	9,953,000	9,953,000
2.855%, 03/20/2023	9,281,000	9,241,609
3.351%, 08/29/2023	6,600,000	6,600,000
4.380%, (SOFR + 0.020%), 02/14/2023 (A)	27,000,000	27,000,000
4.380%, (SOFR + 0.020%), 02/24/2023 (A)	19,848,000	19,848,000
4.380%, (SOFR + 0.020%), 03/01/2023 (A)	16,299,000	16,299,000
4.390%, (SOFR + 0.030%), 04/04/2023 (A)	10,067,000	10,067,000
4.395%, (SOFR + 0.035%), 04/06/2023 (A)	20,070,000	20,070,000
4.400%, (SOFR + 0.040%), 03/17/2023 (A)	13,488,000	13,488,000
4.400%, (SOFR + 0.040%), 03/29/2023 (A)	26,927,000	26,927,000
4.410%, (SOFR + 0.050%), 03/03/2023 (A)	12,000,000	12,000,000
4.852%, 08/04/2023	1,317,000	1,282,304
4.961%, 11/28/2023	9,854,000	9,854,000
Federal Farm Credit Bank
1.116%, 01/25/2023	607,000	606,555
Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Farm Credit Bank (continued)
1.716%, 01/18/2023	$12,264,000	$12,254,208
1.962%, 02/21/2023	4,506,000	4,502,712
2.037%, 03/27/2023	5,308,000	5,282,934
3.234%, 05/23/2023	6,597,000	6,515,032
4.169%, 01/26/2023	13,175,000	13,137,488
4.169%, 01/27/2023	9,819,000	9,789,925
4.328%, 01/19/2023	6,100,000	6,095,534
4.380%, (SOFR + 0.015%), 05/02/2023 (A)	36,654,000	36,653,384
4.382%, (U.S. Federal Funds Effective Rate - 0.005%), 06/22/2023 (A)	7,580,000	7,580,111
4.385%, (U.S. Federal Funds Effective Rate - 0.015%), 05/15/2023 (A)	4,000,000	3,999,851
4.385%, (SOFR + 0.015%), 01/09/2023 (A)	9,000,000	8,999,980
4.388%, (SOFR + 0.030%), 06/14/2023 (A)	37,285,000	37,285,418
4.390%, (SOFR + 0.035%), 04/21/2023 (A)	9,000,000	9,000,137
4.390%, (SOFR + 0.030%), 04/06/2023 (A)	16,846,000	16,846,000
4.395%, (SOFR + 0.040%), 01/25/2024 (A)	9,965,000	9,965,528
4.398%, (Prime rate - 3.170%), 01/26/2023 (A)	16,308,000	16,307,915
4.400%, (Prime rate - 3.160%), 05/18/2023 (A)	6,969,000	6,969,000
4.400%, (Prime rate - 3.160%), 07/26/2023 (A)	13,378,000	13,378,000
4.400%, (SOFR + 0.040%), 02/09/2024 (A)	3,262,000	3,262,000
4.400%, (SOFR + 0.040%), 02/05/2024 (A)	3,338,000	3,338,000
4.400%, (SOFR + 0.040%), 03/18/2024 (A)	13,297,000	13,297,000
4.405%, (Prime rate - 3.155%), 09/08/2023 (A)	8,500,000	8,500,000

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Farm Credit Bank (continued)
4.411%, (Prime rate - 3.150%), 07/26/2023 (A)	$13,238,000	$13,237,981
4.415%, (Prime rate - 3.145%), 03/15/2023 (A)	7,011,000	7,011,000
4.418%, (SOFR + 0.135%), 11/06/2023 (A)	300,000	300,193
4.421%, (SOFR + 0.060%), 07/08/2024 (A)	9,982,000	9,982,000
4.441%, (Prime rate - 3.120%), 01/08/2024 (A)	10,717,000	10,717,000
4.441%, (SOFR + 0.080%), 07/22/2024 (A)	4,000,000	4,000,000
4.457%, (SOFR + 0.320%), 06/09/2023 (A)	154,000	154,149
4.459%, (Prime rate - 3.140%), 04/12/2024 (A)	10,030,000	10,025,282
4.461%, (U.S. Federal Funds Effective Rate + 0.070%), 10/04/2024 (A)	13,238,000	13,238,000
4.462%, (SOFR + 0.085%), 07/22/2024 (A)	6,615,000	6,613,460
4.465%, (SOFR + 0.030%), 10/20/2023 (A)	6,549,000	6,545,213
4.482%, (3 month USBMMY + 0.023%), 07/17/2023 (A)	10,000,000	10,000,000
4.490%, (3 month USBMMY + 0.025%), 06/15/2023 (A)	10,277,000	10,276,764
4.502%, (SOFR + 0.140%), 11/07/2024 (A)	7,894,000	7,894,000
4.503%, (Prime rate - 3.085%), 08/08/2024 (A)	13,232,000	13,226,669
4.504%, (SOFR + 0.120%), 01/22/2024 (A)	3,284,000	3,283,255
4.504%, (Prime rate - 3.090%), 11/02/2023 (A)	9,909,000	9,906,350
4.515%, (3 month USBMMY + 0.055%), 01/31/2023 (A)	14,262,000	14,262,000
4.522%, (Prime rate - 3.040%), 10/17/2024 (A)	6,000,000	6,000,000
4.526%, (SOFR + 0.110%), 02/14/2025 (A)	4,019,000	4,014,715
4.526%, (Prime rate - 3.120%), 10/24/2023 (A)	6,564,000	6,559,624
4.563%, (SOFR + 0.200%), 12/05/2024 (A)	11,000,000	11,000,000
4.613%, (Prime rate - 2.950%), 12/16/2024 (A)	5,889,000	5,889,000
4.803%, 08/15/2023	2,615,000	2,539,485
4.822%, 08/29/2023	6,537,000	6,336,096
4.839%, 11/21/2023	1,974,000	1,973,159
4.861%, 11/15/2023	5,229,000	5,016,528
4.908%, 11/02/2023	543,000	521,608
4.952%, 09/14/2023	657,000	636,213
Federal Home Loan Bank
1.933%, 03/02/2023	1,995,000	1,988,683
1.952%, 04/28/2023	2,095,000	2,083,178
2.206%, 06/16/2023	9,980,000	9,980,000
2.453%, 05/03/2023	19,950,000	19,950,000
2.521%, 05/23/2023	16,645,000	16,645,000
2.527%, 06/29/2023	9,935,000	9,935,000
2.535%, 06/14/2023	6,965,000	6,965,000
2.687%, 06/29/2023	10,030,000	10,030,000
3.030%, 03/17/2023	11,271,000	11,201,261
3.050%, 04/24/2023	19,820,000	19,634,606
3.084%, 07/28/2023	6,615,000	6,615,565
3.224%, 08/15/2023	9,910,000	9,910,000
3.351%, 08/22/2023	6,595,000	6,594,871
Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Bank (continued)
3.372%, 08/18/2023	$9,935,000	$9,935,000
4.084%, 01/18/2023	13,600,000	13,574,183
4.141%, 01/11/2023	16,414,000	16,395,397
4.244%, 02/01/2023	16,442,000	16,382,945
4.277%, 02/08/2023	13,169,000	13,110,617
4.289%, 01/30/2023	3,900,000	3,893,236
4.304%, 01/31/2023	19,729,000	19,659,455
4.308%, 01/06/2023	2,770,000	2,769,027
4.319%, 02/10/2023	26,141,000	26,017,847
4.323%, 02/17/2023	13,117,000	13,044,390
4.349%, 02/15/2023	26,236,000	26,096,067
4.370%, (SOFR + 0.010%), 01/04/2023 (A)	33,020,000	33,020,000
4.370%, (SOFR + 0.010%), 01/05/2023 (A)	12,000,000	12,000,000
4.370%, (SOFR + 0.010%), 01/17/2023 (A)	26,445,000	26,445,000
4.370%, (SOFR + 0.010%), 01/25/2023 (A)	26,450,000	26,450,000
4.370%, (SOFR + 0.010%), 02/21/2023 (A)	16,585,000	16,585,000
4.370%, (SOFR + 0.010%), 03/30/2023 (A)	16,290,000	16,290,000
4.380%, (SOFR + 0.020%), 01/09/2023 (A)	10,000,000	10,000,000
4.380%, (SOFR + 0.020%), 01/23/2023 (A)	13,260,000	13,260,000
4.380%, (SOFR + 0.020%), 04/21/2023 (A)	13,085,000	13,085,000
4.383%, (SOFR + 0.010%), 01/17/2023 (A)	31,625,000	31,624,822
4.383%, (SOFR + 0.010%), 01/03/2023 (A)	19,815,000	19,814,986
4.390%, (SOFR + 0.030%), 02/28/2023 (A)	7,000,000	7,000,000
4.397%, 02/22/2023	6,579,000	6,538,042
4.400%, (SOFR + 0.040%), 10/06/2023 (A)	19,965,000	19,965,000
4.400%, (SOFR + 0.040%), 01/30/2023 (A)	16,520,000	16,520,000
4.400%, (SOFR + 0.040%), 06/05/2023 (A)	16,340,000	16,340,000
4.404%, (SOFR + 0.020%), 01/06/2023 (A)	8,385,000	8,384,972
4.405%, (SOFR + 0.045%), 05/23/2023 (A)	23,220,000	23,220,000
4.405%, (SOFR + 0.045%), 03/03/2023 (A)	19,860,000	19,860,000
4.405%, (SOFR + 0.045%), 02/23/2023 (A)	13,205,000	13,205,000
4.410%, (SOFR + 0.050%), 03/28/2023 (A)	16,530,000	16,530,000
4.410%, (SOFR + 0.050%), 02/08/2023 (A)	13,215,000	13,215,000
4.410%, (SOFR + 0.050%), 02/21/2023 (A)	16,450,000	16,450,000
4.410%, (SOFR + 0.050%), 03/01/2023 (A)	19,405,000	19,405,000
4.410%, (SOFR + 0.050%), 03/03/2023 (A)	16,430,000	16,430,000
4.411%, (SOFR + 0.010%), 01/03/2023 (A)	9,735,000	9,734,978
4.415%, (SOFR + 0.055%), 04/03/2023 (A)	19,865,000	19,865,000
4.415%, (SOFR + 0.055%), 03/02/2023 (A)	16,515,000	16,515,000

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Bank (continued)
4.419%, (SOFR + 0.020%), 01/06/2023 (A)	$5,460,000	$5,459,971
4.419%, (SOFR + 0.020%), 01/10/2023 (A)	3,500,000	3,499,967
4.421%, (SOFR + 0.060%), 04/06/2023 (A)	13,210,000	13,210,000
4.421%, (SOFR + 0.060%), 04/10/2023 (A)	36,300,000	36,300,000
4.421%, (SOFR + 0.060%), 04/18/2023 (A)	19,735,000	19,735,000
4.431%, (SOFR + 0.070%), 04/03/2023 (A)	32,865,000	32,865,000
4.449%, 03/14/2023	6,549,000	6,492,024
4.451%, (SOFR + 0.090%), 08/21/2023 (A)	19,735,000	19,735,000
4.457%, 02/28/2023	6,572,000	6,525,782
4.461%, (SOFR + 0.100%), 09/21/2023 (A)	13,180,000	13,180,000
4.472%, 03/03/2023	16,431,000	16,309,110
4.497%, 04/13/2023	2,207,000	2,179,611
4.522%, 04/21/2023	1,223,000	1,206,557
4.526%, 03/08/2023	16,442,000	16,308,524
4.532%, 03/15/2023	16,461,000	16,313,130
4.536%, 03/21/2023	16,396,000	16,236,608
4.764%, 06/14/2023	9,877,000	9,670,022
4.779%, 11/01/2023	925,000	924,140
4.800%, 12/21/2023	2,500,000	2,499,148
4.874%, 09/06/2023	4,145,000	4,112,335
4.900%, 11/07/2023	7,310,000	7,310,876
4.989%, 11/28/2023	2,770,000	2,768,242
5.014%, 12/12/2023	2,000,000	2,000,000
Federal Home Loan Mortgage Corp.
2.198%, 04/20/2023	3,907,000	3,885,881
4.637%, 05/05/2023	4,693,000	4,626,157
4.705%, 06/19/2023	1,944,000	1,926,828
4.716%, 10/16/2023	2,582,000	2,491,827
4.789%, 09/08/2023	3,974,000	3,854,460
4.800%, 11/13/2023	1,371,000	1,319,738
4.803%, 08/24/2023	4,249,000	4,128,074
Federal National Mortgage Association
2.255%, 05/22/2023	11,497,000	11,408,797
3.795%, 01/19/2023	8,668,000	8,661,869
4.728%, 07/10/2023	4,717,000	4,609,539
5.019%, 12/07/2023	658,000	630,491
TOTAL U.S. GOVERNMENT AGENCY (Cost $1,716,559,205)		$1,716,559,205
REPURCHASE AGREEMENT – 21.9%
Barclays Tri-Party Repurchase Agreement dated 12-30-22 at 4.250% to be repurchased at $30,014,167 on 1-3-23, collateralized by $34,457,710 U.S. Treasury Inflation Indexed Notes, 0.125% due 1-15-31 (valued at $30,614,526)	30,000,000	30,000,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-30-22 at 4.240% to be repurchased at $140,065,956 on 1-3-23, collateralized by $133,808,117 U.S. Treasury Inflation Indexed Bonds, 2.125% due 2-15-41 (valued at $142,867,329)	140,000,000	140,000,000
Money Market Trust (continued)
	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (continued)
Repurchase Agreement with State Street Corp. dated 12-30-22 at 1.630% to be repurchased at $154,028 on 1-3-23, collateralized by $156,300 U.S. Treasury Notes, 1.750% due 1-31-23 (valued at $157,126)	$154,000	$154,000
Repurchase Agreement with State Street Corp. dated 12-30-22 at 4.260% to be repurchased at $339,360,555 on 1-3-23, collateralized by $304,648,400 U.S. Treasury Inflation Indexed Notes, 0.750% due 7-15-28 (valued at $345,984,052)	339,200,000	339,200,000
TOTAL REPURCHASE AGREEMENT (Cost $509,354,000)		$509,354,000
Total Investments (Money Market Trust) (Cost $2,333,150,510) – 100.2%		$2,333,150,510
Other assets and liabilities, net – (0.2%)		(3,853,015)
TOTAL NET ASSETS – 100.0%		$2,329,297,495
Security Abbreviations and Legend
SOFR	Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield
(A)	Variable rate obligation.
Opportunistic Fixed Income Trust
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.4%
U.S. Government - 4.7%
U.S. Treasury Bonds
3.000%, 08/15/2052		$10,800	$8,898
4.000%, 11/15/2052		18,000	18,025
U.S. Treasury Notes 4.125%, 09/30/2027 to 11/15/2032		146,400	148,495
U.S. Treasury Treasury Inflation Protected Securities
0.250%, 02/15/2050		741,760	499,632
1.625%, 10/15/2027		6,930,582	6,922,456
			7,597,506
U.S. Government Agency - 13.7%
Federal National Mortgage Association 4.500%, TBA (A)		22,751,000	21,929,815
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $30,097,967)			$29,527,321
FOREIGN GOVERNMENT OBLIGATIONS - 42.5%
Argentina - 0.2%
Republic of Argentina
1.000%, 07/09/2029		34,723	9,217
1.500%, (1.500% to 7-9-23, then 3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter), 07/09/2035		1,534,439	389,204
			398,421
Australia - 1.6%
Commonwealth of Australia
0.250%, 11/21/2032	AUD	1,750,000	1,120,022
1.750%, 06/21/2051		980,000	386,668

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Australia (continued)
Commonwealth of Australia, Inflation Linked Bond 1.495%, 08/21/2040	AUD	1,370,000	$1,006,388
			2,513,078
Benin - 0.1%
Republic of Benin 4.950%, 01/22/2035	EUR	280,000	217,076
Brazil - 5.9%
Federative Republic of Brazil
10.000%, 01/01/2025 to 01/01/2033	BRL	51,689,000	8,811,004
12.483%, 01/01/2025 (B)		2,191,000	326,700
13.083%, 01/01/2024 (B)		1,533,000	256,238
			9,393,942
Bulgaria - 0.2%
Republic of Bulgaria
1.375%, 09/23/2050	EUR	300,000	182,352
4.125%, 09/23/2029		152,000	159,507
			341,859
Canada - 1.9%
Government of Canada 4.000%, 12/01/2031	CAD	1,110,549	995,746
Province of Ontario 2.000%, 12/01/2036		2,783,105	1,986,775
			2,982,521
Chile - 0.2%
Republic of Chile
1.250%, 01/22/2051	EUR	100,000	57,535
4.700%, 09/01/2030 (C)	CLP	115,000,000	132,957
5.000%, 03/01/2035		30,000,000	35,643
6.000%, 01/01/2043		70,000,000	93,911
			320,046
Colombia - 1.4%
Republic of Colombia
3.875%, 02/15/2061		$645,000	358,187
6.000%, 04/28/2028	COP	132,500,000	20,392
6.125%, 01/18/2041		$645,000	512,792
6.250%, 07/09/2036	COP	231,800,000	27,502
7.250%, 10/18/2034 to 10/26/2050		2,331,300,000	306,547
7.500%, 08/26/2026		1,233,200,000	217,182
7.750%, 09/18/2030		2,115,000,000	327,649
9.250%, 05/28/2042		2,210,400,000	329,261
10.000%, 07/24/2024		625,800,000	125,700
			2,225,212
Czech Republic - 0.6%
Czech Republic
0.450%, 10/25/2023	CZK	300,000	12,622
0.950%, 05/15/2030		7,560,000	249,198
1.200%, 03/13/2031		1,310,000	42,907
1.500%, 04/24/2040		940,000	24,802
1.750%, 06/23/2032		2,870,000	94,296
2.000%, 10/13/2033		3,340,000	110,837
2.500%, 08/25/2028		6,220,000	238,320
3.500%, 05/30/2035		920,000	34,502
6.000%, 02/26/2026		2,430,000	109,969
			917,453
Egypt - 0.2%
Arab Republic of Egypt 7.903%, 02/21/2048		$420,000	264,650
Ghana - 0.1%
Republic of Ghana 10.750%, 10/14/2030		250,000	175,000
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Greece - 0.6%
Republic of Greece, GDP-Linked Note 4.404%, 10/15/2042 (D)*	EUR	409,185,000	$963,626
Hungary - 1.0%
Republic of Hungary
0.500%, 11/18/2030	EUR	110,000	80,758
1.000%, 11/26/2025	HUF	11,030,000	22,607
1.625%, 04/28/2032	EUR	990,000	759,939
1.750%, 06/05/2035		130,000	91,273
2.250%, 04/20/2033	HUF	31,890,000	49,476
3.000%, 08/21/2030 to 10/27/2038		62,140,000	95,937
3.250%, 10/22/2031		65,610,000	115,208
4.250%, 06/16/2031	EUR	100,000	96,461
4.500%, 03/23/2028	HUF	65,800,000	136,512
4.750%, 11/24/2032		39,150,000	75,930
7.625%, 03/29/2041		$54,000	58,945
			1,583,046
Iceland - 2.0%
Republic of Iceland
5.000%, 11/15/2028	ISK	433,770,000	2,848,689
6.500%, 01/24/2031		46,170,000	328,166
			3,176,855
Indonesia - 1.0%
Republic of Indonesia
1.100%, 03/12/2033	EUR	280,000	217,702
1.400%, 10/30/2031		380,000	316,743
6.375%, 08/15/2028 to 04/15/2032	IDR	3,604,000,000	223,574
6.500%, 06/15/2025		1,112,000,000	72,017
7.000%, 05/15/2027		2,809,000,000	184,657
7.125%, 06/15/2042		446,000,000	28,680
7.500%, 08/15/2032 to 04/15/2040		8,132,000,000	538,764
			1,582,137
Japan - 4.0%
Government of Japan, CPI Linked Bond 0.100%, 03/10/2028	JPY	821,957,072	6,497,870
Malaysia - 1.1%
Government of Malaysia
2.632%, 04/15/2031	MYR	1,580,000	323,311
3.478%, 06/14/2024		1,345,000	304,175
3.582%, 07/15/2032		595,000	129,575
3.882%, 03/14/2025		1,875,000	427,519
3.885%, 08/15/2029		1,510,000	340,191
3.906%, 07/15/2026		485,000	110,470
4.254%, 05/31/2035		240,000	54,678
4.696%, 10/15/2042		405,000	95,567
			1,785,486
Mexico - 1.4%
Government of Mexico
3.625%, 04/09/2029	EUR	550,000	570,356
5.500%, 03/04/2027	MXN	10,591,500	474,051
5.625%, 03/19/2114	GBP	100,000	90,086
5.750%, 03/05/2026	MXN	2,445,200	113,498
7.500%, 06/03/2027		3,375,800	163,284
7.750%, 05/29/2031 to 11/13/2042		6,238,300	289,220
8.000%, 12/07/2023 to 07/31/2053		4,961,200	231,238
8.500%, 05/31/2029 to 11/18/2038		4,851,500	237,412
10.000%, 11/20/2036		1,712,300	94,033
			2,263,178
New Zealand - 3.7%
Government of New Zealand
1.500%, 05/15/2031	NZD	690,000	347,475
2.750%, 05/15/2051		2,975,000	1,353,704

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
New Zealand (continued)
Government of New Zealand, Inflation Linked Bond
2.994%, 09/20/2040	NZD	1,925,000	$1,459,604
3.025%, 09/20/2035		2,315,000	1,782,228
3.687%, 09/20/2030		1,280,000	1,046,584
			5,989,595
North Macedonia - 0.7%
Republic of North Macedonia
1.625%, 03/10/2028	EUR	1,125,000	938,099
2.750%, 01/18/2025		150,000	149,371
			1,087,470
Panama - 0.2%
Republic of Panama 4.500%, 04/01/2056		$560,000	407,985
Peru - 0.9%
Republic of Peru
1.250%, 03/11/2033	EUR	345,000	256,873
5.940%, 02/12/2029	PEN	180,000	43,420
6.150%, 08/12/2032		810,000	187,202
6.350%, 08/12/2028		2,230,000	557,847
6.900%, 08/12/2037		395,000	92,954
6.950%, 08/12/2031		310,000	76,860
8.200%, 08/12/2026		665,000	183,144
			1,398,300
Philippines - 0.1%
Republic of the Philippines 1.750%, 04/28/2041	EUR	215,000	157,294
Poland - 0.7%
Republic of Poland
1.750%, 04/25/2032	PLN	1,815,000	271,545
2.750%, 04/25/2028 to 10/25/2029		1,500,000	271,444
3.250%, 07/25/2025		1,085,000	227,096
3.750%, 05/25/2027		1,900,000	381,661
7.300%, (6 month WIBOR), 01/25/2026 (E)		80,000	17,866
			1,169,612
Romania - 1.0%
Republic of Romania
2.625%, 12/02/2040 (C)	EUR	540,000	322,009
2.625%, 12/02/2040		200,000	119,263
3.650%, 09/24/2031	RON	365,000	58,584
3.700%, 11/25/2024		90,000	18,438
3.875%, 10/29/2035	EUR	520,000	409,536
4.625%, 04/03/2049		205,000	159,785
4.750%, 10/11/2034	RON	540,000	84,537
5.800%, 07/26/2027		1,130,000	226,778
6.700%, 02/25/2032		690,000	135,730
			1,534,660
Russia - 0.6%
Government of Russia
6.900%, 05/23/2029 (F)	RUB	164,290,000	668,298
7.650%, 04/10/2030 (F)		84,090,000	342,061
			1,010,359
Serbia - 0.2%
Republic of Serbia 1.650%, 03/03/2033	EUR	475,000	307,832
Slovenia - 0.1%
Republic of Slovenia 3.125%, 08/07/2045		130,000	120,820
South Africa - 1.3%
Republic of South Africa
6.250%, 03/31/2036	ZAR	3,520,000	136,289
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
South Africa (continued)
Republic of South Africa (continued)
7.775%, (3 month JIBAR + 1.300%), 07/11/2027 (E)	ZAR	1,000,000	$59,790
8.000%, 01/31/2030		5,710,000	299,740
8.250%, 03/31/2032		4,925,000	247,041
8.500%, 01/31/2037		7,080,000	330,825
8.750%, 01/31/2044		3,220,000	147,789
8.875%, 02/28/2035		11,500,000	570,055
9.000%, 01/31/2040		4,160,000	198,262
10.500%, 12/21/2026		1,665,000	103,131
			2,092,922
South Korea - 8.8%
Republic of Korea
1.375%, 12/10/2029	KRW	10,736,980,000	7,237,064
2.375%, 12/10/2031		4,545,430,000	3,207,404
Republic of Korea, Inflation Linked Bond
1.125%, 06/10/2030		3,038,485,519	2,371,127
1.750%, 06/10/2028		1,578,882,338	1,279,372
			14,094,967
Sri Lanka - 0.0%
Democratic Socialist Republic of Sri Lanka 6.750%, 04/18/2028		$200,000	62,050
Thailand - 0.6%
Kingdom of Thailand
1.000%, 06/17/2027	THB	7,960,000	220,637
1.585%, 12/17/2035		10,440,000	255,659
2.000%, 12/17/2031 to 06/17/2042		13,405,000	357,402
2.875%, 06/17/2046		775,000	19,777
3.450%, 06/17/2043		3,690,000	107,496
			960,971
Ukraine - 0.1%
Republic of Ukraine 7.253%, 03/15/2035		$520,000	93,593
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $83,939,455)			$68,089,886
CORPORATE BONDS - 22.8%
Australia - 0.2%
FMG Resources Proprietary, Ltd. 5.875%, 04/15/2030 (C)		135,000	125,756
Macquarie Group, Ltd. 5.491%, (5.491% to 11-9-32, then SOFR + 2.865%), 11/09/2033 (C)		235,000	221,404
			347,160
Austria - 0.1%
Klabin Austria GmbH 7.000%, 04/03/2049 (C)		200,000	196,201
Bermuda - 0.1%
Athene Holding, Ltd. 6.650%, 02/01/2033		125,000	123,610
Carnival Holdings Bermuda, Ltd. 10.375%, 05/01/2028 (C)		20,000	20,532
			144,142
Canada - 0.7%
Canadian Pacific Railway Company
3.000%, 12/02/2041		20,000	15,078
3.100%, 12/02/2051		20,000	13,446

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Canada (continued)
Emera, Inc. 6.750%, (6.750% to 6-15-26, then 3 month LIBOR + 5.440% to 6-15-46, then 3 month LIBOR + 6.190%), 06/15/2076		$244,000	$234,294
Enbridge, Inc.
6.250%, (6.250% to 3-1-28, then 3 month LIBOR + 3.641%), 03/01/2078		140,000	127,369
7.625%, (7.625% to 1-15-33, then 5 Year CMT + 4.418% to 1-15-53, then 5 Year CMT + 5.168%), 01/15/2083		32,000	31,562
Enerflex, Ltd. 9.000%, 10/15/2027 (C)		85,000	84,766
goeasy, Ltd. 4.375%, 05/01/2026 (C)		40,000	35,400
The Bank of Nova Scotia 4.588%, (4.588% to 2-4-32, then 5 Year CMT + 2.050%), 05/04/2037		370,000	315,741
TransCanada Trust
5.500%, (5.500% to 9-15-29, then SOFR + 4.416% to 9-15-49, then SOFR + 5.166%), 09/15/2079		164,000	141,568
5.600%, (5.600% to 12-7-31, then 5 Year CMT + 3.986%), 03/07/2082		110,000	94,050
			1,093,274
Cayman Islands - 0.1%
Seagate HDD Cayman 5.750%, 12/01/2034		215,000	182,294
Chile - 0.1%
VTR Comunicaciones SpA 4.375%, 04/15/2029		200,000	116,500
China - 0.3%
CIFI Holdings Group Company, Ltd. 4.375%, 04/12/2027		260,000	67,093
Country Garden Holdings Company, Ltd. 3.875%, 10/22/2030		290,000	152,659
KWG Group Holdings, Ltd. 6.000%, 08/14/2026		630,000	243,032
Times China Holdings, Ltd. 5.750%, 01/14/2027		200,000	32,274
Yuzhou Group Holdings Company, Ltd.
6.350%, 01/13/2027 (F)		200,000	17,558
7.375%, 01/13/2026 (F)		200,000	17,982
			530,598
Finland - 0.0%
Nokia OYJ 6.625%, 05/15/2039		27,000	25,627
France - 1.0%
BNP Paribas SA 2.159%, (2.159% to 9-15-28, then SOFR + 1.218%), 09/15/2029 (C)		200,000	163,044
Credit Agricole Assurances SA 2.000%, 07/17/2030	EUR	100,000	85,044
Societe Generale SA 6.221%, (6.221% to 6-15-32, then 1 Year CMT + 3.200%), 06/15/2033 (C)		$665,000	621,964
TotalEnergies SE 2.125%, (2.125% to 1-25-33, then 5 Year Euro Swap Rate + 2.513% to 1-25-53, then 5 Year Euro Swap Rate + 3.263%), 07/25/2032 (G)	EUR	470,000	357,826
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
France (continued)
Valeo 1.000%, 08/03/2028	EUR	500,000	$411,806
			1,639,684
Germany - 0.5%
Allianz SE 2.600%, (2.600% to 10-30-31, then 5 Year Euro Swap Rate + 2.579%), 10/30/2031 (G)		200,000	150,432
Deutsche Bank AG
2.311%, (2.311% to 11-16-26, then SOFR + 1.219%), 11/16/2027		$150,000	127,182
3.742%, (3.742% to 10-7-31, then SOFR + 2.257%), 01/07/2033		200,000	142,035
5.625%, (5.625% to 2-19-26, then 5 Year Euro Swap Rate + 6.000%), 05/19/2031	EUR	100,000	104,315
Hannover Rueck SE 1.750%, (1.750% to 7-8-30, then 3 month EURIBOR + 3.000%), 10/08/2040		100,000	82,947
Muenchener Rueckversicherungs-Gesellschaft AG 1.250%, (1.250% to 11-26-30, then 3 month EURIBOR + 2.550%), 05/26/2041		200,000	159,647
			766,558
Hong Kong - 0.1%
AIA Group, Ltd. 3.200%, 09/16/2040		$200,000	142,747
Italy - 0.3%
Assicurazioni Generali SpA 2.429%, 07/14/2031	EUR	600,000	526,798
Japan - 0.1%
Rakuten Group, Inc. 4.250%, (4.250% to 4-22-27, then 5 Year Euro Swap Rate + 4.740%), 04/22/2027 (G)		200,000	121,379
Luxembourg - 0.2%
ArcelorMittal SA
6.550%, 11/29/2027		$23,000	23,108
6.800%, 11/29/2032		135,000	134,237
Swiss Re Finance Luxembourg SA 2.534%, (2.534% to 4-30-30, then 1 Year EURIBOR ICE Swap Rate + 2.850%), 04/30/2050	EUR	100,000	87,260
Trinseo Materials Operating SCA 5.125%, 04/01/2029 (C)		$105,000	68,011
			312,616
Macau - 0.2%
Wynn Macau, Ltd. 5.625%, 08/26/2028 (C)		330,000	281,850
Malta - 0.1%
VistaJet Malta Finance PLC
6.375%, 02/01/2030 (C)		122,000	97,823
7.875%, 05/01/2027 (C)		55,000	49,618
			147,441
Mexico - 0.2%
America Movil SAB de CV 4.700%, 07/21/2032		200,000	191,933
Petroleos Mexicanos 6.375%, 01/23/2045		155,000	96,042

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Mexico (continued)
Unifin Financiera SAB de CV 8.375%, 01/27/2028 (F)		$205,000	$5,125
			293,100
Netherlands - 0.7%
ABN AMRO Bank NV 3.324%, (3.324% to 12-13-31, then 5 Year CMT + 1.900%), 03/13/2037 (C)		400,000	289,173
Achmea BV 2.500%, (2.500% to 6-24-29, then 5 Year Euro Swap Rate + 3.650%), 09/24/2039	EUR	135,000	111,215
JAB Holdings BV 4.500%, 04/08/2052 (C)		$250,000	169,580
Prosus NV 2.031%, 08/03/2032	EUR	165,000	125,235
Teva Pharmaceutical Finance Netherlands II BV 4.375%, 05/09/2030		460,000	407,417
Upjohn Finance BV 1.908%, 06/23/2032		145,000	119,011
			1,221,631
Norway - 0.6%
Equinor ASA 3.000%, 04/06/2027		$47,000	43,845
Var Energi ASA
7.500%, 01/15/2028 (C)		460,000	468,557
8.000%, 11/15/2032 (C)		425,000	438,905
			951,307
Singapore - 0.1%
Medco Bell Pte, Ltd. 6.375%, 01/30/2027		200,000	180,338
Spain - 0.2%
Banco de Credito Social Cooperativo SA 1.750%, (1.750% to 3-9-27, then 1 Year Euro Swap Rate + 2.150%), 03/09/2028	EUR	200,000	163,911
Telefonica Emisiones SA 5.520%, 03/01/2049		$150,000	125,386
			289,297
Switzerland - 0.6%
Credit Suisse Group AG
4.282%, 01/09/2028 (C)		250,000	207,213
6.537%, (6.537% to 8-12-32, then SOFR + 3.920%), 08/12/2033 (C)		500,000	438,697
9.016%, (9.016% to 11-15-32, then SOFR + 5.020%), 11/15/2033 (C)		250,000	255,967
			901,877
United Arab Emirates - 0.2%
MDGH GMTN RSC, Ltd. 1.000%, 03/10/2034	EUR	345,000	276,514
United Kingdom - 1.4%
Anglo American Capital PLC
2.625%, 09/10/2030 (C)		$330,000	268,186
5.625%, 04/01/2030 (C)		400,000	397,094
Aon Global, Ltd. 3.875%, 12/15/2025		40,000	38,997
Barclays PLC 7.437%, (7.437% to 11-2-32, then 1 Year CMT + 3.500%), 11/02/2033		370,000	387,686
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United Kingdom (continued)
BP Capital Markets PLC
4.375%, (4.375% to 9-22-25, then 5 Year CMT + 4.036% to 9-22-30, then 5 Year CMT + 4.286% to 9-22-45, then 5 Year CMT + 5.036%), 06/22/2025 (G)		$25,000	$23,875
4.875%, (4.875% to 6-22-30, then 5 Year CMT + 4.398% to 6-22-50, then 5 Year CMT + 5.148%), 03/22/2030 (G)		158,000	138,250
Diageo Capital PLC 3.875%, 04/29/2043		25,000	20,510
HSBC Holdings PLC
5.402%, (5.402% to 8-11-32, then SOFR + 2.870%), 08/11/2033		475,000	439,861
8.113%, (8.113% to 11-3-32, then SOFR + 4.250%), 11/03/2033		370,000	391,489
Standard Chartered PLC 2.678%, (2.678% to 6-29-31, then 1 Year CMT + 1.200%), 06/29/2032 (C)		200,000	150,747
			2,256,695
United States - 14.7%
AbbVie, Inc. 4.250%, 11/21/2049		40,000	33,195
Adams Homes, Inc. 7.500%, 02/15/2025 (C)		10,000	8,499
Advanced Drainage Systems, Inc. 6.375%, 06/15/2030 (C)		120,000	116,599
Aircastle, Ltd. 5.250%, (5.250% to 9-15-26, then 5 Year CMT + 4.410% to 9-15-31, then 5 Year CMT + 4.660% to 9-15-46, then 5 Year CMT + 5.160%), 06/15/2026 (C)(G)		43,000	33,110
Alliant Holdings Intermediate LLC 6.750%, 10/15/2027 (C)		61,000	54,830
Altria Group, Inc. 3.125%, 06/15/2031	EUR	100,000	88,727
American Express Company 3.550%, (3.550% to 9-15-26, then 5 Year CMT + 2.854%), 09/15/2026 (G)		$39,000	32,039
American International Group, Inc.
4.500%, 07/16/2044		35,000	30,374
4.750%, 04/01/2048		95,000	84,714
AmeriGas Partners LP 5.750%, 05/20/2027		77,000	71,561
AmWINS Group, Inc. 4.875%, 06/30/2029 (C)		45,000	38,167
Anheuser-Busch Companies LLC 4.900%, 02/01/2046		17,000	15,454
Anheuser-Busch InBev Worldwide, Inc. 4.600%, 04/15/2048		14,000	12,165
Antero Midstream Partners LP
5.375%, 06/15/2029 (C)		62,000	56,683
5.750%, 03/01/2027 (C)		30,000	28,361
Antero Resources Corp. 5.375%, 03/01/2030 (C)		60,000	55,627
Apache Corp. 4.375%, 10/15/2028		58,000	52,204
Apple, Inc.
1.200%, 02/08/2028		47,000	39,821
2.650%, 05/11/2050		22,000	14,555
APX Group, Inc. 5.750%, 07/15/2029 (C)		119,000	98,554

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Aramark Services, Inc. 6.375%, 05/01/2025 (C)	$196,000	$193,591
Ardagh Metal Packaging Finance USA LLC 6.000%, 06/15/2027 (C)	200,000	195,789
AssuredPartners, Inc. 5.625%, 01/15/2029 (C)	65,000	53,497
AT&T, Inc.
2.300%, 06/01/2027	32,000	28,460
3.500%, 06/01/2041 to 09/15/2053	72,000	50,153
AutoZone, Inc. 4.750%, 08/01/2032	65,000	62,997
Aviation Capital Group LLC 1.950%, 01/30/2026 (C)	95,000	82,705
Bank of America Corp.
2.087%, (2.087% to 6-14-28, then SOFR + 1.060%), 06/14/2029	44,000	37,026
2.676%, (2.676% to 6-19-40, then SOFR + 1.930%), 06/19/2041	60,000	40,362
2.687%, (2.687% to 4-22-31, then SOFR + 1.320%), 04/22/2032	670,000	536,257
3.093%, (3.093% to 10-1-24, then 3 month LIBOR + 1.090%), 10/01/2025	27,000	25,867
4.443%, (4.443% to 1-20-47, then 3 month LIBOR + 1.990%), 01/20/2048	27,000	22,770
BAT Capital Corp.
3.222%, 08/15/2024	47,000	45,256
7.750%, 10/19/2032	15,000	16,134
Bausch Health Companies, Inc.
4.875%, 06/01/2028 (C)	19,000	12,085
5.250%, 01/30/2030 (C)	185,000	88,737
Baxter International, Inc. 2.272%, 12/01/2028	45,000	38,375
BCPE Ulysses Intermediate, Inc. 7.750%, (7.750% Cash or 8.500% PIK), 04/01/2027 (C)	59,000	36,457
Belo Corp. 7.250%, 09/15/2027	13,000	12,337
Berkshire Hathaway Energy Company 2.850%, 05/15/2051	26,000	17,022
Biogen, Inc. 2.250%, 05/01/2030	35,000	28,514
Black Knight InfoServ LLC 3.625%, 09/01/2028 (C)	675,000	585,563
Blackstone Holdings Finance Company LLC 6.200%, 04/22/2033 (C)	250,000	252,002
Blue Racer Midstream LLC 7.625%, 12/15/2025 (C)	10,000	9,926
Bon Secours Mercy Health, Inc.
2.095%, 06/01/2031	23,000	17,941
3.205%, 06/01/2050	20,000	13,327
BP Capital Markets America, Inc. 2.721%, 01/12/2032	40,000	33,338
Broadcom Corp. 3.875%, 01/15/2027	74,000	69,996
Broadcom, Inc. 4.300%, 11/15/2032	189,000	166,573
Builders FirstSource, Inc.
4.250%, 02/01/2032 (C)	160,000	129,716
5.000%, 03/01/2030 (C)	520,000	460,761
Caesars Entertainment, Inc. 8.125%, 07/01/2027 (C)	244,000	239,742
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Capital One Financial Corp. 3.950%, (3.950% to 9-1-26, then 5 Year CMT + 3.157%), 09/01/2026 (G)	$120,000	$94,246
Carnival Corp. 7.625%, 03/01/2026 (C)	81,000	64,200
CCO Holdings LLC
4.250%, 02/01/2031 (C)	185,000	148,391
5.375%, 06/01/2029 (C)	106,000	95,853
Celanese US Holdings LLC 6.330%, 07/15/2029	40,000	38,866
CenterPoint Energy Houston Electric LLC 2.350%, 04/01/2031	47,000	38,973
CenterPoint Energy, Inc. 6.125%, (6.125% to 9-1-23, then 3 month LIBOR + 3.270%), 09/01/2023 (G)	33,000	31,020
Century Communities, Inc. 3.875%, 08/15/2029 (C)	95,000	74,694
Charter Communications Operating LLC 3.700%, 04/01/2051	40,000	24,323
Cheniere Energy Partners LP 3.250%, 01/31/2032	50,000	39,735
Citigroup, Inc.
3.106%, (3.106% to 4-8-25, then SOFR + 2.842%), 04/08/2026	69,000	65,314
4.412%, (4.412% to 3-31-30, then SOFR + 3.914%), 03/31/2031	22,000	20,203
5.300%, 05/06/2044	12,000	10,806
5.950%, (5.950% to 5-15-25, then 3 month LIBOR + 3.905%), 05/15/2025 (G)	17,000	15,312
Clydesdale Acquisition Holdings, Inc.
6.625%, 04/15/2029 (C)	10,000	9,508
8.750%, 04/15/2030 (C)	155,000	132,676
CMS Energy Corp. 4.750%, (4.750% to 3-1-30, then 5 Year CMT + 4.116%), 06/01/2050	45,000	38,923
Coherent Corp. 5.000%, 12/15/2029 (C)	44,000	37,947
Comcast Corp.
2.800%, 01/15/2051	12,000	7,573
3.750%, 04/01/2040	42,000	34,638
CommonSpirit Health
2.782%, 10/01/2030	45,000	37,117
3.817%, 10/01/2049	115,000	85,595
Community Health Network, Inc. 3.099%, 05/01/2050	220,000	138,172
Compass Group Diversified Holdings LLC 5.250%, 04/15/2029 (C)	75,000	64,184
Condor Merger Sub, Inc. 7.375%, 02/15/2030 (C)	38,000	30,553
Consolidated Edison Company of New York, Inc. 3.200%, 12/01/2051	65,000	44,966
Constellation Brands, Inc. 3.150%, 08/01/2029	40,000	35,054
Corebridge Financial, Inc.
3.850%, 04/05/2029	30,000	27,324
6.875%, (6.875% to 9-15-27, then 5 Year CMT + 3.846%), 12/15/2052 (C)	74,000	68,379
Covanta Holding Corp. 4.875%, 12/01/2029 (C)	40,000	32,771

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Crocs, Inc. 4.125%, 08/15/2031 (C)	$149,000	$121,428
CSC Holdings LLC 4.125%, 12/01/2030 (C)	245,000	172,928
CubeSmart LP 2.500%, 02/15/2032	45,000	34,402
Dave & Buster's, Inc. 7.625%, 11/01/2025 (C)	40,000	40,200
Discovery Communications LLC 5.000%, 09/20/2037	22,000	17,735
Dominion Energy South Carolina, Inc.
5.300%, 05/15/2033	12,000	12,081
6.625%, 02/01/2032	12,000	13,166
Dominion Energy, Inc. 4.650%, (4.650% to 12-15-24, then 5 Year CMT + 2.993%), 12/15/2024 (G)	162,000	141,750
Duke Energy Corp.
3.300%, 06/15/2041	27,000	19,643
4.875%, (4.875% to 9-16-24, then 5 Year CMT + 3.388%), 09/16/2024 (G)	157,000	143,263
Earthstone Energy Holdings LLC 8.000%, 04/15/2027 (C)	72,000	68,879
Edison International 5.375%, (5.375% to 3-15-26, then 5 Year CMT + 4.698%), 03/15/2026 (G)	56,000	45,830
Elanco Animal Health, Inc. 6.400%, 08/28/2028	35,000	33,303
Elevance Health, Inc. 2.250%, 05/15/2030	29,000	23,990
Embarq Corp. 7.995%, 06/01/2036	246,000	114,390
Energy Transfer LP
4.200%, 04/15/2027	15,000	14,156
4.750%, 01/15/2026	22,000	21,428
5.000%, 05/15/2050	10,000	7,989
EnLink Midstream LLC
5.625%, 01/15/2028 (C)	114,000	108,585
6.500%, 09/01/2030 (C)	25,000	24,743
EnLink Midstream Partners LP 5.450%, 06/01/2047	71,000	57,031
Enterprise Products Operating LLC
5.250%, (5.250% to 8-16-27, then 3 month LIBOR + 3.033%), 08/16/2077	39,000	31,369
5.375%, (5.375% to 2-15-28, then 3 month LIBOR + 2.570%), 02/15/2078	165,000	125,822
7.630%, (3 month LIBOR + 2.986%), 08/16/2077 (E)	52,000	47,064
EPR Properties 4.500%, 04/01/2025	45,000	42,687
EQM Midstream Partners LP 4.750%, 01/15/2031 (C)	90,000	73,575
EQT Corp.
3.900%, 10/01/2027	65,000	60,006
5.700%, 04/01/2028	5,000	4,973
Evergy Metro, Inc.
3.650%, 08/15/2025	47,000	45,652
4.200%, 03/15/2048	10,000	8,107
FirstCash, Inc.
4.625%, 09/01/2028 (C)	616,000	540,824
5.625%, 01/01/2030 (C)	175,000	155,761
Flex, Ltd. 4.875%, 05/12/2030	100,000	93,888
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Ford Motor Company 3.250%, 02/12/2032	$30,000	$22,498
Freedom Mortgage Corp. 7.625%, 05/01/2026 (C)	70,000	58,389
Frontier Communications Holdings LLC
5.875%, 10/15/2027 (C)	66,000	61,286
6.750%, 05/01/2029 (C)	148,000	122,434
Gen Digital, Inc.
6.750%, 09/30/2027 (C)	20,000	19,600
7.125%, 09/30/2030 (C)	60,000	58,950
General Motors Financial Company, Inc.
2.400%, 04/10/2028	47,000	39,530
4.350%, 01/17/2027	34,000	32,306
5.700%, (5.700% to 9-30-30, then 5 Year CMT + 4.997%), 09/30/2030 (G)	36,000	30,470
Glatfelter Corp. 4.750%, 11/15/2029 (C)	245,000	147,319
Global Payments, Inc. 4.150%, 08/15/2049	10,000	7,115
Gray Escrow II, Inc. 5.375%, 11/15/2031 (C)	105,000	75,668
Great Lakes Dredge & Dock Corp. 5.250%, 06/01/2029 (C)	400,000	310,960
GTCR AP Finance, Inc. 8.000%, 05/15/2027 (C)	50,000	47,894
Hawaiian Brand Intellectual Property, Ltd. 5.750%, 01/20/2026 (C)	119,171	107,850
Hess Corp.
5.800%, 04/01/2047	115,000	109,786
7.125%, 03/15/2033	35,000	37,697
Hightower Holding LLC 6.750%, 04/15/2029 (C)	120,000	100,213
Home Point Capital, Inc. 5.000%, 02/01/2026 (C)	360,000	248,936
HUB International, Ltd.
5.625%, 12/01/2029 (C)	85,000	74,238
7.000%, 05/01/2026 (C)	84,000	82,235
Humana, Inc. 5.750%, 03/01/2028	15,000	15,316
Illumina, Inc. 5.750%, 12/13/2027	60,000	60,747
Intel Corp.
3.050%, 08/12/2051	15,000	9,712
4.900%, 08/05/2052	15,000	13,270
Intercontinental Exchange, Inc. 4.950%, 06/15/2052	40,000	37,128
JPMorgan Chase & Co.
3.109%, (3.109% to 4-22-50, then SOFR + 2.440%), 04/22/2051	15,000	9,828
3.882%, (3.882% to 7-24-37, then 3 month LIBOR + 1.360%), 07/24/2038	27,000	22,410
4.912%, (4.912% to 7-25-32, then SOFR + 2.080%), 07/25/2033	810,000	771,223
5.500%, 10/15/2040	27,000	26,605
6.125%, (6.125% to 4-30-24, then 3 month LIBOR + 3.330%), 04/30/2024 (G)	32,000	31,096
KB Home
4.000%, 06/15/2031	15,000	12,058
4.800%, 11/15/2029	5,000	4,348
6.875%, 06/15/2027	10,000	10,060

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Kraft Heinz Foods Company 4.875%, 10/01/2049	$25,000	$21,701
Kyndryl Holdings, Inc.
3.150%, 10/15/2031	105,000	69,980
4.100%, 10/15/2041	60,000	35,929
Ladder Capital Finance Holdings LLLP
4.250%, 02/01/2027 (C)	77,000	64,682
4.750%, 06/15/2029 (C)	30,000	24,221
5.250%, 10/01/2025 (C)	130,000	122,140
LBM Acquisition LLC 6.250%, 01/15/2029 (C)	284,000	180,724
LD Holdings Group LLC
6.125%, 04/01/2028 (C)	146,000	88,359
6.500%, 11/01/2025 (C)	60,000	40,432
Lear Corp. 3.800%, 09/15/2027	7,000	6,497
Lennar Corp. 4.750%, 11/29/2027	154,000	148,458
LFS Topco LLC 5.875%, 10/15/2026 (C)	50,000	40,288
Liberty Mutual Group, Inc.
3.950%, 05/15/2060 (C)	130,000	85,141
4.125%, (4.125% to 9-15-26, then 5 Year CMT + 3.315%), 12/15/2051 (C)	39,000	31,769
4.300%, 02/01/2061 (C)	289,000	176,290
Lithia Motors, Inc. 4.375%, 01/15/2031 (C)	60,000	48,816
M/I Homes, Inc. 3.950%, 02/15/2030	61,000	49,254
Medline Borrower LP
3.875%, 04/01/2029 (C)	155,000	124,924
5.250%, 10/01/2029 (C)	207,000	164,414
Meta Platforms, Inc.
4.450%, 08/15/2052	130,000	103,305
4.650%, 08/15/2062	125,000	100,291
MetLife, Inc.
3.850%, (3.850% to 9-15-25, then 5 Year CMT + 3.576%), 09/15/2025 (G)	35,000	32,506
5.000%, 07/15/2052	40,000	38,078
6.400%, (6.400% to 12-15-36, then 3 month LIBOR + 2.205%), 12/15/2036	133,000	128,624
Microsoft Corp. 3.450%, 08/08/2036	27,000	23,886
MidAmerican Energy Company 3.150%, 04/15/2050	9,000	6,370
Midcap Financial Issuer Trust 6.500%, 05/01/2028 (C)	60,000	51,600
Morgan Stanley
0.790%, (0.790% to 5-30-24, then SOFR + 0.525%), 05/30/2025	22,000	20,453
2.484%, (2.484% to 9-16-31, then SOFR + 1.360%), 09/16/2036	165,000	119,647
3.622%, (3.622% to 4-1-30, then SOFR + 3.120%), 04/01/2031	42,000	36,666
3.950%, 04/23/2027	12,000	11,333
MPLX LP 4.950%, 09/01/2032	50,000	46,884
MSCI, Inc.
3.625%, 09/01/2030 (C)	115,000	95,594
3.875%, 02/15/2031 (C)	160,000	133,028
Nabors Industries, Inc. 7.375%, 05/15/2027 (C)	55,000	53,278
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
National Rural Utilities Cooperative Finance Corp. 4.750%, (4.750% to 4-30-23, then 3 month LIBOR + 2.910%), 04/30/2043		$34,000	$31,532
Nationstar Mortgage Holdings, Inc.
5.125%, 12/15/2030 (C)		290,000	223,978
5.750%, 11/15/2031 (C)		526,000	408,965
NCL Corp., Ltd. 7.750%, 02/15/2029 (C)		78,000	58,698
New York Life Global Funding 3.600%, 08/05/2025 (C)		40,000	38,554
Nordstrom, Inc. 2.300%, 04/08/2024		35,000	32,732
Northern States Power Company 2.600%, 06/01/2051		7,000	4,437
Northwestern Mutual Global Funding 4.350%, 09/15/2027 (C)		25,000	24,340
Novelis Corp. 4.750%, 01/30/2030 (C)		110,000	97,522
Occidental Petroleum Corp.
4.500%, 07/15/2044		62,000	49,224
6.450%, 09/15/2036		98,000	99,960
7.500%, 05/01/2031		14,000	14,959
Oglethorpe Power Corp. 5.050%, 10/01/2048		160,000	136,801
Oncor Electric Delivery Company LLC 2.750%, 05/15/2030		52,000	45,285
OneMain Finance Corp. 6.625%, 01/15/2028		50,000	46,042
Open Text Holdings, Inc. 4.125%, 02/15/2030 to 12/01/2031 (C)		235,000	185,524
Oracle Corp.
3.600%, 04/01/2050		60,000	40,396
6.500%, 04/15/2038		50,000	51,829
O'Reilly Automotive, Inc. 4.700%, 06/15/2032		35,000	33,830
OT Merger Corp. 7.875%, 10/15/2029 (C)		130,000	68,900
Pacific Gas & Electric Company 4.950%, 07/01/2050		53,000	41,067
Paramount Global
4.375%, 03/15/2043		135,000	92,962
4.950%, 05/19/2050		115,000	83,653
5.250%, 04/01/2044		22,000	16,903
6.250%, (6.250% to 2-28-27, then 3 month LIBOR + 3.899%), 02/28/2057		95,000	76,569
PennyMac Financial Services, Inc. 4.250%, 02/15/2029 (C)		430,000	335,361
Penske Truck Leasing Company LP 4.250%, 01/17/2023 (C)		37,000	36,988
Performance Food Group, Inc. 4.250%, 08/01/2029 (C)		115,000	99,661
Philip Morris International, Inc.
1.450%, 08/01/2039	EUR	390,000	239,523
5.750%, 11/17/2032		$5,000	5,097
6.375%, 05/16/2038		25,000	26,612
Plains All American Pipeline LP 3.800%, 09/15/2030		59,000	51,276
Post Holdings, Inc. 4.625%, 04/15/2030 (C)		190,000	163,921
Presidio Holdings, Inc. 8.250%, 02/01/2028 (C)		270,000	250,312

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Prudential Financial, Inc. 5.125%, (5.125% to 11-28-31, then 5 Year CMT + 3.162%), 03/01/2052	$18,000	$16,380
Qualcomm, Inc.
4.500%, 05/20/2052	20,000	17,515
6.000%, 05/20/2053	295,000	313,311
Range Resources Corp.
4.750%, 02/15/2030 (C)	15,000	13,217
8.250%, 01/15/2029	5,000	5,152
Reynolds American, Inc.
4.850%, 09/15/2023	22,000	21,952
5.850%, 08/15/2045	580,000	494,042
Royal Caribbean Cruises, Ltd.
5.500%, 08/31/2026 (C)	114,000	95,903
11.625%, 08/15/2027 (C)	21,000	21,089
Royalty Pharma PLC 3.300%, 09/02/2040	21,000	14,575
S&P Global, Inc. 2.700%, 03/01/2029 (C)	10,000	8,802
San Diego Gas & Electric Company 3.320%, 04/15/2050	22,000	15,724
Santander Holdings USA, Inc. 3.450%, 06/02/2025	37,000	35,257
Sempra Energy 4.875%, (4.875% to 10-15-25, then 5 Year CMT + 4.550%), 10/15/2025 (G)	68,000	62,878
Signal Parent, Inc. 6.125%, 04/01/2029 (C)	212,000	61,745
Southern California Edison Company 4.875%, 03/01/2049	20,000	17,586
SRS Distribution, Inc. 6.125%, 07/01/2029 (C)	85,000	68,724
Standard Industries, Inc.
3.375%, 01/15/2031 (C)	58,000	43,645
4.375%, 07/15/2030 (C)	392,000	319,450
Staples, Inc. 7.500%, 04/15/2026 (C)	85,000	73,158
STL Holding Company LLC 7.500%, 02/15/2026 (C)	100,000	88,000
Sutter Health 4.091%, 08/15/2048	105,000	84,897
Sysco Corp. 6.600%, 04/01/2040	140,000	150,023
Targa Resources Corp.
4.200%, 02/01/2033	40,000	34,415
6.250%, 07/01/2052	20,000	18,875
Targa Resources Partners LP 4.875%, 02/01/2031	112,000	101,130
Terex Corp. 5.000%, 05/15/2029 (C)	200,000	179,750
The Boeing Company 5.805%, 05/01/2050	30,000	27,815
The Charles Schwab Corp. 4.000%, (4.000% to 6-1-26, then 5 Year CMT + 3.168%), 06/01/2026 (G)	46,000	39,905
The Dun & Bradstreet Corp. 5.000%, 12/15/2029 (C)	190,000	162,595
The Estee Lauder Companies, Inc.
1.950%, 03/15/2031	25,000	20,219
6.000%, 05/15/2037	15,000	16,005
The Gap, Inc.
3.625%, 10/01/2029 (C)	183,000	129,088
3.875%, 10/01/2031 (C)	347,000	242,072
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
The Goldman Sachs Group, Inc.
3.650%, (3.650% to 8-10-26, then 5 Year CMT + 2.915%), 08/10/2026 (G)	$161,000	$130,008
4.482%, (4.482% to 8-23-27, then SOFR + 1.725%), 08/23/2028	42,000	40,253
The Hertz Corp. 5.000%, 12/01/2029 (C)	119,000	90,273
The Home Depot, Inc.
2.375%, 03/15/2051	2,000	1,193
3.625%, 04/15/2052	30,000	23,158
4.950%, 09/15/2052	25,000	23,996
The Southern Company
3.700%, 04/30/2030	15,000	13,538
4.000%, (4.000% to 10-15-25, then 5 Year CMT + 3.733%), 01/15/2051	35,000	31,850
The Toledo Hospital 5.750%, 11/15/2038	100,000	94,039
The William Carter Company 5.625%, 03/15/2027 (C)	393,000	376,973
T-Mobile USA, Inc.
3.375%, 04/15/2029	121,000	106,573
3.750%, 04/15/2027	32,000	30,141
TopBuild Corp. 3.625%, 03/15/2029 (C)	90,000	73,791
TransDigm, Inc. 6.250%, 03/15/2026 (C)	195,000	192,307
Truist Financial Corp. 5.125%, (5.125% to 12-15-27, then 3 month LIBOR + 2.786%), 12/15/2027 (G)	27,000	21,940
U.S. Steel Corp. 6.875%, 03/01/2029 (H)	71,000	68,916
Uber Technologies, Inc. 4.500%, 08/15/2029 (C)	109,000	94,967
United Natural Foods, Inc. 6.750%, 10/15/2028 (C)	159,000	152,771
United Wholesale Mortgage LLC 5.500%, 04/15/2029 (C)	544,000	432,741
UnitedHealth Group, Inc.
3.750%, 10/15/2047	27,000	21,469
5.350%, 02/15/2033	30,000	30,951
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031 (C)	118,000	100,535
Verizon Communications, Inc.
2.100%, 03/22/2028	37,000	32,111
3.400%, 03/22/2041	22,000	16,542
4.000%, 03/22/2050	10,000	7,824
4.016%, 12/03/2029	69,000	64,450
VICI Properties LP 5.625%, 05/15/2052	30,000	26,537
Warnermedia Holdings, Inc.
3.755%, 03/15/2027 (C)	50,000	45,026
4.054%, 03/15/2029 (C)	36,000	31,144
5.050%, 03/15/2042 (C)	32,000	24,483
5.141%, 03/15/2052 (C)	281,000	204,278
5.391%, 03/15/2062 (C)	180,000	131,402
Weatherford International, Ltd. 8.625%, 04/30/2030 (C)	20,000	19,206
Wells Fargo & Company
3.900%, (3.900% to 3-15-26, then 5 Year CMT + 3.453%), 03/15/2026 (G)	146,000	127,789
4.808%, (4.808% to 7-25-27, then SOFR + 1.980%), 07/25/2028	40,000	39,068

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Wells Fargo & Company (continued)
4.897%, (4.897% to 7-25-32, then SOFR + 2.100%), 07/25/2033		$410,000	$389,309
Western Midstream Operating LP 4.300%, 02/01/2030		113,000	98,640
Xcel Energy, Inc. 3.400%, 06/01/2030		29,000	25,870
Zoetis, Inc. 3.000%, 05/15/2050		27,000	18,239
			23,649,824
TOTAL CORPORATE BONDS (Cost $41,370,629)			$36,595,452
CONVERTIBLE BONDS - 3.8%
Canada - 0.0%
Shopify, Inc. 0.125%, 11/01/2025		75,000	64,031
China - 0.4%
NIO, Inc. 0.500%, 02/01/2027		502,000	375,898
Smart Insight International, Ltd. 4.500%, 12/05/2023	HKD	2,000,000	190,508
			566,406
Israel - 0.0%
SolarEdge Technologies, Inc., Zero Coupon 0.000%, 09/15/2025		$24,000	29,796
Italy - 0.1%
Nexi SpA 1.750%, 04/24/2027	EUR	100,000	90,095
Luxembourg - 0.1%
Arrival SA 3.500%, 12/01/2026 (C)		$550,000	126,500
Singapore - 0.2%
Sea, Ltd. 0.250%, 09/15/2026		430,000	314,975
United Kingdom - 0.2%
Endeavour Mining Corp. 3.000%, 02/15/2023		400,000	403,680
United States - 2.8%
3D Systems Corp. 10.227%, 11/15/2026 (B)		16,000	10,912
Affirm Holdings, Inc. 16.428%, 11/15/2026 (B)		30,000	16,500
Airbnb, Inc. 6.177%, 03/15/2026 (B)		151,000	124,273
Alarm.com Holdings, Inc. 6.985%, 01/15/2026 (B)		105,000	85,250
Apellis Pharmaceuticals, Inc. 3.500%, 09/15/2026		60,000	92,063
Bandwidth, Inc.
0.250%, 03/01/2026		62,000	46,426
0.500%, 04/01/2028		90,000	55,971
Bentley Systems, Inc. 0.125%, 01/15/2026		85,000	77,520
Beyond Meat, Inc. 38.034%, 03/15/2027 (B)		130,000	32,890
Bill.com Holdings, Inc. 5.605%, 04/01/2027 (B)		20,000	15,810
Block, Inc.
0.125%, 03/01/2025		17,000	16,171
0.250%, 11/01/2027		155,000	116,831
Bloomin' Brands, Inc. 5.000%, 05/01/2025		12,000	21,750
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CONVERTIBLE BONDS (continued)
United States (continued)
Cardlytics, Inc. 1.000%, 09/15/2025	$50,000	$21,125
Carnival Corp. 5.750%, 12/01/2027 (C)	20,000	17,860
Ceridian HCM Holding, Inc. 0.250%, 03/15/2026	154,000	134,981
Cracker Barrel Old Country Store, Inc. 0.625%, 06/15/2026	70,000	59,763
Dexcom, Inc. 0.250%, 11/15/2025	85,000	92,438
DigitalOcean Holdings, Inc. 7.596%, 12/01/2026 (B)	85,000	63,538
DraftKings Holdings, Inc. 9.525%, 03/15/2028 (B)	144,000	89,064
Dropbox, Inc. 2.226%, 03/01/2028 (B)	110,000	98,010
Etsy, Inc.
0.125%, 10/01/2026	15,000	23,168
0.250%, 06/15/2028	120,000	102,456
Euronet Worldwide, Inc. 0.750%, 03/15/2049	20,000	18,913
Exact Sciences Corp. 0.375%, 03/15/2027 to 03/01/2028	180,000	144,586
FTI Consulting, Inc. 2.000%, 08/15/2023	17,000	26,741
Health Catalyst, Inc. 2.500%, 04/15/2025	5,000	4,333
JetBlue Airways Corp. 0.500%, 04/01/2026	377,000	274,862
John Bean Technologies Corp. 0.250%, 05/15/2026	119,000	102,162
Lumentum Holdings, Inc. 0.500%, 06/15/2028 (C)	60,000	45,414
Nabors Industries, Inc. 0.750%, 01/15/2024	16,000	14,720
NCL Corp., Ltd. 2.500%, 02/15/2027 (C)	58,000	41,615
Nutanix, Inc. 0.250%, 10/01/2027	30,000	25,095
NuVasive, Inc. 0.375%, 03/15/2025	260,000	227,760
Oak Street Health, Inc. 8.946%, 03/15/2026 (B)	23,000	17,410
Okta, Inc. 0.125%, 09/01/2025	70,000	61,495
PAR Technology Corp. 1.500%, 10/15/2027	15,000	10,770
Patrick Industries, Inc. 1.750%, 12/01/2028	32,000	24,622
Pebblebrook Hotel Trust 1.750%, 12/15/2026	98,000	80,605
Pegasystems, Inc. 0.750%, 03/01/2025	112,000	95,970
Penn Entertainment, Inc. 2.750%, 05/15/2026	10,000	14,740
Pioneer Natural Resources Company 0.250%, 05/15/2025	18,000	41,976
Rapid7, Inc. 0.250%, 03/15/2027	80,000	62,480
Redfin Corp. 0.500%, 04/01/2027	180,000	82,260
Repay Holdings Corp. 10.551%, 02/01/2026 (B)(C)	475,000	346,896
RingCentral, Inc. 7.176%, 03/01/2025 (B)	70,000	60,113

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CONVERTIBLE BONDS (continued)
United States (continued)
Shake Shack, Inc. 8.309%, 03/01/2028 (B)	$15,000	$9,872
Shift4 Payments, Inc. 0.500%, 08/01/2027	370,000	311,355
Snap, Inc. 0.125%, 03/01/2028 (C)	560,000	373,800
Southwest Airlines Company 1.250%, 05/01/2025	25,000	30,025
Splunk, Inc. 1.125%, 09/15/2025 to 06/15/2027	153,000	129,492
Spotify USA, Inc. 6.902%, 03/15/2026 (B)	90,000	72,450
Team, Inc. 5.000%, 08/01/2023	10,000	8,850
Teladoc Health, Inc. 1.250%, 06/01/2027	47,000	36,105
The Greenbrier Companies, Inc. 2.875%, 04/15/2028	75,000	66,113
The Middleby Corp. 1.000%, 09/01/2025	84,000	98,742
Uber Technologies, Inc. 5.889%, 12/15/2025 (B)	144,000	121,285
Western Digital Corp. 1.500%, 02/01/2024	25,000	23,813
		4,522,210
TOTAL CONVERTIBLE BONDS (Cost $7,318,085)		$6,117,693
MUNICIPAL BONDS - 3.8%
United States - 3.8%
Chicago Transit Authority (Illinois) 3.912%, 12/01/2040	60,000	50,177
Chicago Transit Authority (Illinois) 3.502%, 12/01/2033	435,000	373,329
Chicago Transit Authority, Series A (Illinois) 6.899%, 12/01/2040	55,000	60,961
City & County of Denver Company Airport System Revenue (Colorado) 2.717%, 11/15/2034	105,000	80,776
City & County of Denver Company Airport System Revenue (Colorado) 2.867%, 11/15/2037	75,000	55,577
City of Austin Airport System Revenue (Texas) 5.000%, 11/15/2032	100,000	107,171
City of Austin Airport System Revenue (Texas) 5.000%, 11/15/2044	240,000	245,478
City of Houston Airport System Revenue (Texas) 2.385%, 07/01/2031	240,000	194,107
City of San Antonio Electric & Gas Systems Revenue (Texas) 4.365%, 02/01/2042	95,000	82,387
City of San Antonio Electric & Gas Systems Revenue (Texas) 4.445%, 02/01/2047	100,000	84,563
City of Tampa (Florida) 4.417%, 09/01/2036 (B)	100,000	54,908
Commonwealth of Massachusetts, GO 2.514%, 07/01/2041	625,000	450,029
County of Broward Port Facilities Revenue (Florida) 5.000%, 09/01/2033	70,000	76,652
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
United States (continued)
County of Broward Port Facilities Revenue (Florida) 5.000%, 09/01/2029	$100,000	$113,658
County of Broward Port Facilities Revenue (Florida) 5.000%, 09/01/2028	150,000	163,180
County of Miami-Dade Aviation Revenue (Florida) 2.786%, 10/01/2037	200,000	143,348
County of Miami-Dade Aviation Revenue (Florida) 4.000%, 10/01/2036	115,000	113,865
County of Miami-Dade Aviation Revenue (Florida) 3.270%, 10/01/2041	50,000	36,950
Dallas Fort Worth International Airport (Texas) 3.089%, 11/01/2040	130,000	101,057
Dallas Fort Worth International Airport (Texas) 4.087%, 11/01/2051	50,000	41,634
District of Columbia 3.432%, 04/01/2042	405,000	300,439
Grand Parkway Transportation Corp. (Texas) 3.236%, 10/01/2052	190,000	134,715
Greater Orlando Aviation Authority (Florida) 5.000%, 10/01/2028	50,000	52,870
Greater Orlando Aviation Authority (Florida) 5.000%, 10/01/2028	100,000	103,605
Iowa Finance Authority 3.250%, 07/01/2050	50,000	49,098
Metropolitan Transportation Authority (New York) 5.000%, 11/15/2050	110,000	105,680
Metropolitan Transportation Authority (New York) 6.668%, 11/15/2039	15,000	15,493
Metropolitan Transportation Authority (New York) 5.000%, 11/15/2029	100,000	104,280
New Jersey Educational Facilities Authority 5.000%, 03/01/2032	105,000	125,178
New Jersey Transportation Trust Fund Authority 4.000%, 06/15/2045	50,000	43,663
New York City Transitional Finance Authority 4.000%, 05/01/2045	75,000	70,056
Orange County Convention Center (Florida) 5.000%, 10/01/2031	55,000	57,711
Port Authority of New York & New Jersey 4.000%, 03/15/2030	230,000	235,138
Port Authority of New York & New Jersey 5.000%, 09/15/2033	140,000	148,764
Port Authority of New York & New Jersey 4.823%, 06/01/2045	140,000	128,777

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
United States (continued)
Port of Seattle (Washington) 5.000%, 04/01/2039		$190,000	$197,242
Port of Seattle (Washington) 5.000%, 10/01/2031		100,000	103,926
Regents of the University of California Medical Center Pooled Revenue 4.563%, 05/15/2053		140,000	122,475
Sales Tax Securitization Corp. (Illinois) 3.238%, 01/01/2042		25,000	18,997
San Diego County Regional Transportation Commission (California) 3.248%, 04/01/2048		75,000	56,508
San Francisco City & County Airport Commission (California) 5.000%, 05/01/2050		325,000	328,825
San Francisco City & County Airport Commission (California) 4.000%, 05/01/2039		160,000	150,351
San Francisco City & County Airport Commission (California) 2.958%, 05/01/2051		155,000	97,130
State of Hawaii Airports System Revenue 4.000%, 07/01/2035		100,000	96,813
State of Hawaii Airports System Revenue 5.000%, 07/01/2034		295,000	315,722
State of Illinois, GO 5.100%, 06/01/2033		40,000	38,390
Triborough Bridge & Tunnel Authority (New York) 5.000%, 11/15/2054		140,000	147,291
Wisconsin Center District 4.173%, 12/15/2050		65,000	49,332
TOTAL MUNICIPAL BONDS (Cost $7,233,480)			$6,028,276
TERM LOANS (I) - 3.9%
Luxembourg - 0.1%
Delta 2 Lux Sarl, Term Loan B (3 month SOFR + 3.250%) 7.791%, 01/15/2030		140,000	139,825
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month LIBOR + 3.750%) 8.480%, 10/01/2026		98,003	93,701
			233,526
Netherlands - 0.1%
Boels Topholding BV, 2021 EUR Term Loan B (1 and 3 month EURIBOR + 3.250%) 4.983%, 02/06/2027	EUR	155,000	158,958
Sweden - 0.1%
Verisure Holding AB, 2020 EUR Term Loan B (6 month EURIBOR + 3.250%) 3.753%, 07/20/2026		155,000	156,242
United States - 3.6%
Aramark Services, Inc., 2018 Term Loan B3 (1 month LIBOR + 1.750%) 6.134%, 03/11/2025		$125,000	124,024
Artera Services LLC, Incremental Term Loan (3 month LIBOR + 3.500%) 8.230%, 03/06/2025		98,500	80,463
Asurion LLC, 2020 Term Loan B8 (1 month LIBOR + 3.250%) 7.634%, 12/23/2026		145,599	129,492
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (I) (continued)
United States (continued)
Asurion LLC, 2021 2nd Lien Term Loan B3 (1 month LIBOR + 5.250%) 9.634%, 01/31/2028	$145,000	$112,495
Avantor Funding, Inc., 2021 Term Loan B5 (1 month LIBOR + 2.250%) 6.634%, 11/08/2027	128,821	128,034
Berlin Packaging LLC, 2021 Term Loan B5 (1 and 3 month LIBOR + 3.750%) 7.912%, 03/11/2028	167,875	161,187
Brown Group Holding LLC, Term Loan B (1 month LIBOR + 2.500%) 6.884%, 06/07/2028	172,659	169,230
Caesars Resort Collection LLC, 2020 Term Loan B1 (1 month LIBOR + 3.500%) 7.884%, 07/21/2025	94,869	94,546
Carnival Corp., 2021 Incremental Term Loan B (1 month LIBOR + 3.250%) 7.634%, 10/18/2028	163,350	152,487
Charter Communications Operating LLC, 2019 Term Loan B2 (1 month LIBOR + 1.750%) 6.140%, 02/01/2027	145,854	142,234
Clarios Global LP, 2021 USD Term Loan B (1 month LIBOR + 3.250%) 7.637%, 04/30/2026	169,891	166,140
Crocs, Inc., Term Loan B (6 month SOFR + 3.500%) 7.731%, 02/20/2029	150,750	147,547
Dcert Buyer, Inc., 2019 Term Loan B (6 month SOFR + 4.000%) 8.696%, 10/16/2026	194,500	187,622
DT Midstream, Inc., Term Loan B (1 month LIBOR + 2.000%) 6.438%, 06/26/2028	51,913	51,945
EG America LLC, 2021 Term Loan (3 month LIBOR + 4.250%) 8.980%, 03/31/2026	98,842	92,170
Elanco Animal Health, Inc., Term Loan B (1 month LIBOR + 1.750%) 5.870%, 08/01/2027	104,587	100,256
Epicor Software Corp., 2020 Term Loan (1 month LIBOR + 3.250%) 7.634%, 07/30/2027	133,016	127,453
Gainwell Acquisition Corp., Term Loan B (3 month LIBOR + 4.000%) 8.730%, 10/01/2027	112,700	105,515
Great Outdoors Group LLC, 2021 Term Loan B1 (1 month LIBOR + 3.750%) 8.134%, 03/06/2028	274,426	263,106
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 3.000%) 7.327%, 04/25/2025	142,647	140,924
Hyland Software, Inc., 2018 1st Lien Term Loan (1 month LIBOR + 3.500%) 7.884%, 07/01/2024	161,212	158,834
IRB Holding Corp., 2022 Term Loan B (1 month SOFR + 3.000%) 7.317%, 12/15/2027	197,492	191,420
LBM Acquisition LLC, Term Loan B (6 month LIBOR + 3.750%) 7.121%, 12/17/2027	202,087	174,743
McAfee Corp., 2022 USD Term Loan B (1 month SOFR + 3.750%) 7.974%, 03/01/2029	129,350	120,087
Medline Borrower LP, USD Term Loan B (1 month LIBOR + 3.250%) 7.634%, 10/23/2028	203,463	193,082

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (I) (continued)
United States (continued)
MH Sub I LLC, 2020 Incremental Term Loan (1 month LIBOR + 3.750%) 8.134%, 09/13/2024	$98,734	$95,808
Oryx Midstream Services Permian Basin LLC, Term Loan B (3 month LIBOR + 3.250%) 7.924%, 10/05/2028	98,052	96,750
Pathway Vet Alliance LLC, 2021 Term Loan (3 month LIBOR + 3.750%) 8.134%, 03/31/2027	121,627	100,595
Polaris Newco LLC, USD Term Loan B (3 month LIBOR + 4.000%) 8.730%, 06/02/2028	118,500	107,878
Quikrete Holdings, Inc., 2016 1st Lien Term Loan (1 month LIBOR + 2.625%) 7.009%, 02/01/2027	194,000	191,575
Sedgwick Claims Management Services, Inc., 2018 Term Loan B (1 month LIBOR + 3.250%) 7.634%, 12/31/2025	94,970	92,255
SRS Distribution, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%) 7.884%, 06/02/2028	153,063	146,038
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 1.750%) 6.134%, 04/16/2025	95,470	93,706
SS&C Technologies, Inc., 2018 Term Loan B4 (1 month LIBOR + 1.750%) 6.134%, 04/16/2025	77,614	76,181
Surgery Center Holdings, Inc., 2021 Term Loan (3 month LIBOR + 3.750%) 8.050%, 08/31/2026	87,207	85,998
Tecta America Corp., 2021 Term Loan (1 month LIBOR + 4.250%) 8.688%, 04/10/2028	128,050	122,608
The Dun & Bradstreet Corp., Term Loan (1 month LIBOR + 3.250%) 7.639%, 02/06/2026	102,317	101,202
The Michaels Companies, Inc., 2021 Term Loan B (3 month LIBOR + 4.250%) 8.980%, 04/15/2028	128,050	110,195
TransDigm, Inc., 2020 Term Loan E (3 month LIBOR + 2.250%) 6.980%, 05/30/2025	194,000	191,713
UFC Holdings LLC, 2021 Term Loan B (3 month LIBOR + 2.750%) 7.110%, 04/29/2026	177,355	174,794
UKG, Inc., Term Loan B (1 month LIBOR + 3.750%) 8.134%, 05/04/2026	145,854	140,385
USI, Inc., 2022 Incremental Term Loan (1 month SOFR + 3.750%) 8.330%, 11/22/2029	79,800	78,945
Virgin Media Bristol LLC, 2020 USD Term Loan Q (1 month LIBOR + 3.250%) 7.568%, 01/31/2029	145,000	143,441
WW International, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%) 7.890%, 04/13/2028	94,500	53,393
		5,718,496
TOTAL TERM LOANS (Cost $6,562,852)		$6,267,222
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.3%
Commercial and residential - 1.1%
Angel Oak Mortgage Trust, Series 2020-3, Class M1, 3.809%, 04/25/2065 (C)(J)	$180,000	$147,365
ANTLR Mortgage Trust, Series 2021-RTL1, Class A1 (2.115% to 10-25-23, then 3.115% thereafter), 2.115%, 11/25/2024 (C)	125,000	118,956
BANK
Series 2021-BN35, Class XA IO, 1.047%, 06/15/2064	1,321,929	78,698
Series 2021-BN37, Class XA IO, 0.607%, 11/15/2064	996,140	33,471
Benchmark Mortgage Trust, Series 2019-B10, Class XA IO, 1.221%, 03/15/2062	562,787	29,130
BRAVO Residential Funding Trust
Series 2020-NQM1, Class M1, 3.181%, 05/25/2060 (C)(J)	180,000	161,424
Series 2021-NQM1, Class M1, 2.316%, 02/25/2049 (C)(J)	100,000	63,515
BX Commercial Mortgage Trust, Series 2020-VKNG, Class F (1 month CME Term SOFR + 2.864%), 7.200%, 10/15/2037 (C)(E)	189,000	175,431
BX Trust, Series 2021-MFM1, Class D (1 month LIBOR + 1.500%), 5.818%, 01/15/2034 (C)(E)	55,000	51,704
GS Mortgage Securities Trust, Series 2017-GS6, Class C, 4.322%, 05/10/2050 (J)	25,000	21,190
LHOME Mortgage Trust, Series 2021-RTL2, Class A1 (2.090% to 1-25-24, then 3.090% thereafter), 2.090%, 06/25/2026 (C)	155,000	145,733
LoanCore Issuer, Ltd., Series 2021-CRE4, Class B (1 month SOFR + 1.364%), 5.172%, 07/15/2035 (C)(E)	100,000	96,014
NYMT Loan Trust I, Series 2021-BPL1, Class A1 (2.239% to 5-25-24, then 4.239% thereafter), 2.239%, 05/25/2026 (C)	230,000	213,285
PRPM LLC, Series 2021-5, Class A1 (1.793% to 6-25-24, then 4.793% to 6-25-25, then 5.793% thereafter), 1.793%, 06/25/2026 (C)	114,851	103,995
Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class AS (1 month LIBOR + 1.500%), 5.889%, 11/25/2036 (C)(E)	55,000	52,427
Verus Securitization Trust, Series 2020-INV1, Class A3, 3.889%, 03/25/2060 (C)(J)	100,000	90,306
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1, 3.500%, 07/25/2049 (C)(J)	15,793	14,350
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class C, 4.844%, 06/15/2044 (C)(J)	105,488	105,070
		1,702,064
U.S. Government Agency - 2.2%
Federal Home Loan Mortgage Corp.
Series 2020-DNA6, Class B1 (1 month SOFR + 3.000%), 6.928%, 12/25/2050 (C)(E)	35,000	32,821

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 2020-HQA3, Class B1 (1 month LIBOR + 5.750%), 10.139%, 07/25/2050 (C)(E)	$192,812	$197,175
Series 2021-DNA6, Class M2 (1 month SOFR + 1.500%), 5.428%, 10/25/2041 (C)(E)	188,000	178,594
Series 2021-HQA1, Class M2 (1 month SOFR + 2.250%), 6.178%, 08/25/2033 (C)(E)	185,000	174,239
Series 2021-HQA3, Class M2 (1 month SOFR + 2.100%), 6.028%, 09/25/2041 (C)(E)	355,000	312,480
Series 2021-HQA4, Class M2 (1 month SOFR + 2.350%), 6.278%, 12/25/2041 (C)(E)	210,000	185,326
Series 2022-DNA1, Class B1 (1 month SOFR + 3.400%), 7.328%, 01/25/2042 (C)(E)	175,000	155,226
Series 2022-DNA1, Class M2 (1 month SOFR + 2.500%), 6.428%, 01/25/2042 (C)(E)	185,000	167,099
Series 2022-DNA2, Class M2 (1 month SOFR + 3.750%), 7.678%, 02/25/2042 (C)(E)	150,000	141,067
Series 2022-DNA3, Class M1B (1 month SOFR + 2.900%), 6.828%, 04/25/2042 (C)(E)	60,000	59,288
Series 2022-DNA5, Class M2 (1 month SOFR + 6.750%), 10.678%, 06/25/2042 (C)(E)	75,000	78,359
Series 2022-HQA1, Class M1B (1 month SOFR + 3.500%), 7.428%, 03/25/2042 (C)(E)	20,000	19,831
Series 2022-HQA1, Class M2 (1 month SOFR + 5.250%), 9.178%, 03/25/2042 (C)(E)	560,000	543,263
Series 2022-HQA3, Class M1B (1 month SOFR + 3.550%), 7.478%, 08/25/2042 (C)(E)	60,000	59,476
Series 324, Class C18 IO, 4.000%, 12/15/2033	233,330	26,791
Series 4446, Class BI IO, 6.500%, 04/15/2039	96,923	19,715
Series K066, Class X1 IO, 0.749%, 06/25/2027	1,232,923	33,081
Series K103, Class X1 IO, 0.639%, 11/25/2029	1,022,331	36,100
Series K106, Class X3 IO, 1.920%, 03/25/2048	490,000	50,348
Series K122, Class X1 IO, 0.882%, 11/25/2030	99,667	5,180
Series K129, Class X3 IO, 3.164%, 05/25/2031	165,000	31,709
Series K737, Class X1 IO, 0.638%, 10/25/2026	490,704	9,126
Series K738, Class X1 IO, 1.514%, 01/25/2027	647,876	30,992
Series K740, Class X3 IO, 2.482%, 11/25/2047	135,000	12,800
Series K742, Class X3, IO, 2.595%, 04/25/2028	100,000	10,758
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series Q014, Class X IO, 2.793%, 10/25/2055	$156,598	$29,138
Federal National Mortgage Association
Series 2018-C05, Class 1B1 (1 month LIBOR + 4.250%), 8.639%, 01/25/2031 (E)	230,000	237,449
Series 2021-67, Class IG IO, 3.000%, 10/25/2051	145,624	22,764
Series 2022-R02, Class 2B1 (1 month SOFR + 4.500%), 8.428%, 01/25/2042 (C)(E)	175,000	165,546
Series 2022-R03, Class 1B1 (1 month SOFR + 6.250%), 10.178%, 03/25/2042 (C)(E)	69,000	71,741
Series 2022-R03, Class 1M2 (1 month SOFR + 3.500%), 7.428%, 03/25/2042 (C)(E)	59,000	59,739
Series 2022-R04, Class 1B1 (1 month SOFR + 5.250%), 9.178%, 03/25/2042 (C)(E)	165,000	165,001
Series 2022-R05, Class 2B1 (1 month SOFR + 4.500%), 8.428%, 04/25/2042 (C)(E)	70,000	67,676
Series 410, Class C8 IO, 4.000%, 04/25/2032	143,528	15,673
Government National Mortgage Association
Series 2015-62, Class CI IO, 4.500%, 05/20/2045	140,649	26,569
Series 2017-130, Class IO, 4.500%, 02/20/2040	145,374	24,735
Series 2018-168, Class AI IO, 5.000%, 12/16/2048	124,493	24,747
		3,481,622
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,456,835)		$5,183,686
ASSET BACKED SECURITIES - 3.2%
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class B (1 month LIBOR + 1.600%), 5.918%, 08/15/2034 (C)(E)	110,000	103,727
Bain Capital Credit CLO, Ltd., Series 2020-5A, Class E (3 month LIBOR + 6.900%), 11.143%, 01/20/2032 (C)(E)	250,000	226,109
Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E (3 month LIBOR + 7.020%), 11.099%, 01/15/2033 (C)(E)	250,000	224,296
BlueMountain CLO, Ltd., Series 2018-2A, Class D (3 month LIBOR + 3.150%), 7.756%, 08/15/2031 (C)(E)	250,000	217,204
Bojangles Issuer LLC, Series 2020-1A, Class A2, 3.832%, 10/20/2050 (C)	124,063	111,226
CoreVest American Finance Trust, Series 2020-4, Class B, 1.707%, 12/15/2052 (C)	100,000	86,513

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Elmwood CLO VII, Ltd., Series 2020-4A, Class C (3 month LIBOR + 2.250%), 6.329%, 01/17/2034 (C)(E)	$250,000	$238,544
Flagship Credit Auto Trust
Series 2021-3, Class C, 1.460%, 09/15/2027 (C)	350,000	317,721
Series 2021-3, Class D, 1.650%, 09/15/2027 (C)	112,000	97,123
Greystone Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class B (1 month LIBOR + 1.650%), 5.968%, 07/15/2039 (C)(E)	100,000	93,733
HIN Timeshare Trust, Series 2020-A, Class A, 1.390%, 10/09/2039 (C)	22,744	20,714
Home Partners of America Trust, Series 2022-1, Class D, 4.730%, 04/17/2039 (C)	150,303	136,327
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class A, 3.721%, 07/15/2039 (C)	198,362	156,037
JFIN CLO, Ltd., Series 2016-1A, Class DR (3 month LIBOR + 3.400%), 7.758%, 10/27/2028 (C)(E)	175,000	163,291
KKR CLO, Ltd., Series 2020, Class B (3 month LIBOR + 1.550%), 5.629%, 10/16/2030 (C)(E)	282,000	272,185
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.940%, 11/16/2026 (C)	85,000	79,751
LCM XXV, Ltd., Series 25A, Class B2 (3 month LIBOR + 1.650%), 5.893%, 07/20/2030 (C)(E)	250,000	239,423
Lendbuzz Securitization Trust, Series 2021-1A, Class A, 1.460%, 06/15/2026 (C)	129,122	123,094
MAPS Trust, Series 2021-1A, Class A, 2.521%, 06/15/2046 (C)	196,221	162,811
Mercury Financial Credit Card Master Trust, Series 2022-1A, Class A, 2.500%, 09/21/2026 (C)	150,000	142,608
MFA LLC, Series 2021-NPL1, Class A1 (2.363% to 3-25-24, then 5.363% to 3-25-25, then 6.363% thereafter), 2.363%, 03/25/2060 (C)	75,954	71,294
Octagon Investment Partners 49, Ltd., Series 2020-5A, Class D (3 month LIBOR + 3.400%), 7.479%, 01/15/2033 (C)(E)	250,000	232,430
OZLM VII, Ltd., Series 2014-7RA, Class CR (3 month LIBOR + 3.000%), 7.079%, 07/17/2029 (C)(E)	250,000	233,782
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A2 (3.598% to 6-25-25, then 7.598% thereafter), 3.598%, 02/25/2061 (C)	185,000	151,134
Progress Residential Trust
Series 2021-SFR2, Class D, 2.197%, 04/19/2038 (C)	100,000	85,598
Series 2022-SFR1, Class E1, 3.930%, 02/17/2041 (C)	150,000	116,738
Stratus CLO, Ltd., Series 2021-1A, Class D (3 month LIBOR + 2.500%), 6.743%, 12/29/2029 (C)(E)	250,000	227,258
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Summit Issuer LLC, Series 2020-1A, Class A2, 2.290%, 12/20/2050 (C)	$55,000	$48,151
Symphony CLO XXII, Ltd., Series 2020-22A, Class C (3 month LIBOR + 2.150%), 6.344%, 04/18/2033 (C)(E)	250,000	236,769
TRTX Issuer, Ltd., Series 2019-FL3, Class D (1 month CME Term SOFR + 2.564%), 6.890%, 10/15/2034 (C)(E)	100,000	96,147
Vericrest Opportunity Loan Transferee, Series 2021-NP11, Class A1 (1.868% to 7-25-24, then 4.868% to 7-25-25, then 5.868% thereafter), 1.868%, 08/25/2051 (C)	190,570	164,430
VOLT XCVI LLC, Series 2021-NPL5, Class A1 (2.116% to 2-25-24, then 5.116% to 2-25-25, then 6.116% thereafter), 2.116%, 03/27/2051 (C)	71,297	64,635
Voya CLO, Ltd., Series 2013-3A, Class BRR (3 month LIBOR + 2.250%), 6.444%, 10/18/2031 (C)(E)	250,000	230,271
TOTAL ASSET BACKED SECURITIES (Cost $5,665,497)		$5,171,074
COMMON STOCKS - 0.0%
United States - 0.0%
Workday, Inc., Class A (D)	19	3,179
TOTAL COMMON STOCKS (Cost $12,163)		$3,179
PREFERRED SECURITIES - 0.2%
Bermuda - 0.0%
Athene Holding, Ltd., 6.375% (6.375% to 6-30-25, then 5 Year CMT + 5.970%)	1,245	29,805
United States - 0.2%
AT&T, Inc., 5.000%	1,650	30,278
Bank of America Corp., 7.250%	40	46,400
Becton, Dickinson and Company, 6.000%	1,386	69,411
Fluor Corp., 6.500%	5	8,217
Morgan Stanley, 5.850% (5.850% to 4-15-27, then 3 month LIBOR + 3.491%)	1,350	31,064
NextEra Energy, Inc., 6.926%	162	8,131
NiSource, Inc., 6.500% (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	1,875	45,544
SCE Trust V, 5.450% (5.450% to 3-15-26, then 3 month LIBOR + 3.790%)	800	15,552
State Street Corp., 5.900% (5.900% to 3-15-24, then 3 month LIBOR + 3.108%)	650	15,665
The Allstate Corp., 5.100% (5.100% to 1-30-23, then 3 month LIBOR + 3.165%)	1,275	31,607
Wells Fargo & Company, 5.850% (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	1,382	31,800
		333,669
TOTAL PREFERRED SECURITIES (Cost $368,074)		$363,474

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
EXCHANGE-TRADED FUNDS - 0.3%
SPDR Bloomberg Convertible Securities ETF (H)	7,600	$488,984
TOTAL EXCHANGE-TRADED FUNDS (Cost $426,512)		$488,984
SHORT-TERM INVESTMENTS - 9.6%
U.S. Government - 0.0%
U.S. Treasury Bill 3.904%, 02/07/2023 *	$68,000	67,742
Short-term funds - 9.6%
John Hancock Collateral Trust, 4.2988% (K)(L)	29,162	291,498
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.0954% (K)	15,039,801	15,039,801
		15,331,299
TOTAL SHORT-TERM INVESTMENTS (Cost $15,398,894)		$15,399,041
Total Investments (Opportunistic Fixed Income Trust) (Cost $203,850,443) - 111.8%		$179,235,288
Other assets and liabilities, net - (11.8%)		(18,884,960)
TOTAL NET ASSETS - 100.0%		$160,350,328
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
ZAR	South African Rand
Opportunistic Fixed Income Trust (continued)
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
WIBOR	Warsaw Interbank Offered Rate
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $29,410,746 or 18.3% of the fund's net assets as of 12-31-22.
(D)	Non-income producing security.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Non-income producing - Issuer is in default.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(H)	All or a portion of this security is on loan as of 12-31-22.
(I)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(J)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(K)	The rate shown is the annualized seven-day yield as of 12-31-22.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	45	Long	Mar 2023	$3,741,686	$3,542,915	$(198,771)
10-Year U.S. Treasury Note Futures	109	Long	Mar 2023	12,325,662	12,240,359	(85,303)
30-Day Federal Funds Futures	19	Long	Sep 2023	7,540,496	7,530,144	(10,352)
5-Year U.S. Treasury Note Futures	233	Long	Mar 2023	25,332,110	25,147,617	(184,493)
Euro SCHATZ Futures	1	Long	Mar 2023	114,041	112,847	(1,194)
Ultra U.S. Treasury Bond Futures	14	Long	Mar 2023	1,921,961	1,880,375	(41,586)
Ultra U.S. Treasury Bond Futures	3	Long	Mar 2023	356,983	354,844	(2,139)
10-Year Canada Government Bond Futures	9	Short	Mar 2023	(822,002)	(814,586)	7,416
10-Year Japan Government Bond Future	7	Short	Mar 2023	(7,914,307)	(7,758,458)	155,849
2-Year U.S. Treasury Note Futures	30	Short	Mar 2023	(6,162,766)	(6,152,344)	10,422
The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year Canada Government Bond Futures	2	Short	Mar 2023	$(165,337)	$(164,653)	$684
Euro-BTP Italian Government Bond Futures	41	Short	Mar 2023	(5,126,603)	(4,780,328)	346,275
Euro-Buxl Futures	28	Short	Mar 2023	(4,865,255)	(4,053,492)	811,763
Euro-OAT Futures	16	Short	Mar 2023	(2,310,411)	(2,180,292)	130,119
German Euro BOBL Futures	10	Short	Mar 2023	(1,271,330)	(1,239,045)	32,285
German Euro BUND Futures	10	Short	Mar 2023	(1,502,746)	(1,422,949)	79,797
U.K. Long Gilt Bond Futures	5	Short	Mar 2023	(612,776)	(603,871)	8,905
U.S. Treasury Long Bond Futures	45	Short	Mar 2023	(5,639,596)	(5,640,469)	(873)
						$1,058,804

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
BRL	46,699,000	USD	8,913,790	CITI	1/4/2023	—	$(68,863)
BRL	5,310,000	USD	1,021,773	SSB	2/2/2023	—	(21,523)
BRL	637,000	USD	116,486	CITI	3/2/2023	$2,925	—
BRL	1,309,000	USD	245,756	GSI	3/2/2023	—	(370)
CAD	1,965,000	USD	1,444,439	GSI	1/31/2023	7,712	—
CAD	60,000	USD	44,168	GSI	3/15/2023	192	—
CLP	44,200,000	USD	49,579	SSB	1/31/2023	2,382	—
CLP	75,567,000	USD	85,541	GSI	3/15/2023	2,683	—
CLP	125,527,000	USD	142,617	MSI	3/15/2023	3,936	—
CNH	2,502,000	USD	363,038	GSI	3/15/2023	650	—
COP	2,846,869,000	USD	592,111	MSI	1/31/2023	—	(7,852)
COP	528,200,000	USD	110,110	SSB	1/31/2023	—	(1,709)
CZK	3,170,000	USD	139,004	BARC	1/31/2023	1,379	—
CZK	2,754,000	USD	118,050	BARC	3/15/2023	3,640	—
CZK	1,070,000	USD	46,094	CITI	3/15/2023	1,186	—
EGP	830,000	USD	30,515	CITI	1/31/2023	1,161	—
EGP	4,900,000	USD	171,030	GSI	2/15/2023	12,203	—
EGP	2,420,000	USD	91,114	CITI	6/1/2023	—	(5,384)
EUR	5,515,000	USD	5,885,826	BARC	1/31/2023	25,537	—
EUR	171,002	USD	181,656	MSI	1/31/2023	1,636	—
EUR	39,000	USD	41,322	CITI	3/15/2023	605	—
EUR	30,000	USD	32,182	MSI	3/15/2023	70	—
GBP	1,646,000	USD	2,002,135	BARC	1/31/2023	—	(12,847)
GBP	29,000	USD	36,118	BARC	3/15/2023	—	(1,033)
HUF	30,600,000	USD	79,805	CITI	1/31/2023	1,336	—
HUF	768,098,000	USD	1,999,469	JPM	1/31/2023	37,281	—
HUF	133,756,000	USD	329,044	GSI	3/16/2023	21,229	—
IDR	2,860,000,000	USD	183,569	BARC	1/31/2023	95	—
IDR	29,730,240,000	USD	1,908,476	SSB	1/31/2023	740	—
IDR	9,872,212,000	USD	630,933	BARC	3/15/2023	2,644	—
JPY	404,000,000	USD	3,064,186	BARC	1/31/2023	11,306	—
KRW	1,229,517,000	USD	959,572	MSI	1/31/2023	13,283	—
KZT	47,800,000	USD	99,034	GSI	3/15/2023	2,421	—
MXN	3,990,000	USD	199,718	BOA	1/31/2023	3,902	—
MXN	38,048,000	USD	1,916,332	MSI	1/31/2023	25,359	—
MXN	990,000	USD	49,136	CITI	3/15/2023	991	—
MXN	4,724,000	USD	233,784	GSI	3/15/2023	5,412	—
MXN	4,724,000	USD	234,366	MSI	3/15/2023	4,830	—
NOK	13,542,000	USD	1,379,473	BOA	1/31/2023	—	(1,582)
NOK	21,520,000	USD	2,185,393	MSI	1/31/2023	4,257	—
NZD	5,442,000	USD	3,440,351	BARC	1/31/2023	12,751	—
PEN	250,000	USD	64,994	CITI	1/31/2023	390	—
PEN	215,000	USD	55,931	CITI	3/15/2023	86	—
PHP	67,468,000	USD	1,221,140	CITI	1/31/2023	—	(11,440)
PHP	41,655,000	USD	743,441	MSI	1/31/2023	3,432	—
PLN	830,000	USD	188,150	BARC	1/31/2023	1,277	—
PLN	551,000	USD	124,328	GSI	1/31/2023	1,424	—
PLN	2,757,000	USD	606,618	BARC	3/15/2023	20,218	—
PLN	130,000	USD	29,307	MSI	3/15/2023	250	—
The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
RON	505,000	USD	109,071	BARC	1/31/2023	—	$(3)
RON	2,175,000	USD	461,834	GSI	3/15/2023	$6,560	—
SEK	30,048,000	USD	2,897,589	JPM	1/31/2023	—	(8,495)
SGD	45,000	USD	33,205	MSI	3/15/2023	404	—
THB	7,300,000	USD	211,616	BARC	1/31/2023	—	(276)
THB	23,551,000	USD	683,232	BARC	3/15/2023	1,373	—
THB	5,618,000	USD	162,393	JPM	3/15/2023	917	—
TRY	3,481,000	USD	182,184	BARC	1/31/2023	—	(263)
TRY	590,000	USD	30,926	CITI	1/31/2023	—	(91)
TRY	2,255,000	USD	114,714	GSI	3/15/2023	—	(558)
USD	4,260,963	AUD	6,386,000	BARC	1/31/2023	—	(89,524)
USD	8,668,364	BRL	46,699,000	CITI	1/4/2023	—	(176,563)
USD	339,050	BRL	1,799,000	CITI	2/2/2023	171	—
USD	7,750,657	BRL	40,279,000	SSB	2/2/2023	163,262	—
USD	330,984	BRL	1,769,000	GSI	3/2/2023	—	(632)
USD	5,101,478	CAD	6,940,000	GSI	1/31/2023	—	(27,236)
USD	43,923	CAD	60,000	BARC	3/15/2023	—	(437)
USD	1,997,550	CHF	1,843,000	BOA	1/31/2023	—	(2,375)
USD	354,302	CLP	316,002,000	SSB	1/31/2023	—	(17,185)
USD	4,888,344	CNH	33,903,000	GSI	1/31/2023	—	(23,086)
USD	360,978	CNH	2,502,000	JPM	3/15/2023	—	(2,710)
USD	192,388	COP	925,000,000	MSI	1/31/2023	2,551	—
USD	476,251	COP	2,284,338,000	SSB	1/31/2023	7,440	—
USD	453,260	COP	2,238,062,000	CITI	3/15/2023	—	(2,124)
USD	2,246,556	CZK	51,325,000	GSI	1/31/2023	—	(26,369)
USD	12,505	CZK	286,000	JPM	3/15/2023	—	(132)
USD	54,579	EGP	1,490,000	GSI	1/31/2023	—	(2,285)
USD	10,672,559	EUR	10,000,154	BARC	1/31/2023	—	(46,306)
USD	24,505	EUR	23,000	MSI	1/31/2023	—	(148)
USD	249,720	EUR	236,000	BARC	3/15/2023	—	(3,997)
USD	85,952	EUR	80,000	GSI	3/15/2023	—	(54)
USD	39,628	EUR	37,000	MSI	3/15/2023	—	(150)
USD	148,396	GBP	122,000	BARC	1/31/2023	952	—
USD	71,156	GBP	58,000	BOA	3/15/2023	986	—
USD	260,250	HKD	2,026,000	BOA	1/31/2023	400	—
USD	82,850	HUF	31,664,000	CITI	1/31/2023	—	(1,113)
USD	147,078	HUF	56,500,000	JPM	1/31/2023	—	(2,742)
USD	21,861	HUF	8,627,000	JPM	3/16/2023	—	(731)
USD	345,487	IDR	5,382,000,000	SSB	1/31/2023	—	(134)
USD	1,938,178	INR	160,735,000	JPM	1/31/2023	—	(1,872)
USD	7,384,938	JPY	973,673,000	BARC	1/31/2023	—	(27,247)
USD	424,970	JPY	56,578,000	CITI	1/31/2023	—	(5,736)
USD	843,809	JPY	110,300,000	JPM	1/31/2023	4,139	—
USD	13,247,774	KRW	16,974,611,000	MSI	1/31/2023	—	(183,394)
USD	47,173	KZT	22,900,000	CITI	3/15/2023	—	(1,432)
USD	359,614	MXN	7,140,000	MSI	1/31/2023	—	(4,759)
USD	52,451	MXN	1,047,000	CITI	3/15/2023	—	(563)
USD	146,828	MXN	2,954,000	GSI	3/15/2023	—	(2,745)
USD	804,267	NZD	1,270,000	BOA	1/31/2023	—	(1,583)
USD	5,799,665	NZD	9,174,000	BARC	1/31/2023	—	(21,495)
USD	89,325	NZD	140,000	JPM	3/15/2023	452	—
USD	116,426	PEN	450,000	CITI	1/31/2023	—	(1,264)
USD	430,020	PEN	1,655,000	BARC	3/15/2023	—	(1,186)
USD	34,513	PHP	1,940,000	MSI	3/15/2023	—	(223)
USD	2,331,997	PLN	10,304,000	CITI	1/31/2023	—	(19,633)
USD	18,203	PLN	81,000	CITI	3/15/2023	—	(214)
USD	183,513	RON	850,000	BARC	1/31/2023	—	(66)
USD	18,243	RON	85,000	BARC	3/15/2023	—	(62)
USD	2,149,245	SEK	22,278,000	BOA	1/31/2023	7,231	—
USD	2,017,957	SGD	2,724,000	MSI	1/31/2023	—	(15,263)
USD	7,412	SGD	10,000	BARC	3/15/2023	—	(57)
USD	89,653	SGD	120,000	JPM	3/15/2023	28	—
USD	377,189	THB	13,030,000	BARC	1/31/2023	—	(39)
USD	9,655	THB	330,000	BARC	3/15/2023	62	—
USD	317,223	TRY	6,073,000	BARC	1/31/2023	—	(158)
USD	608,705	ZAR	10,563,000	JPM	1/31/2023	—	(11,072)
The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	371,282	ZAR	6,482,000	BARC	3/15/2023	—	$(7,655)
UYU	3,270,000	USD	83,325	CITI	3/15/2023	—	(958)
UYU	2,380,000	USD	58,570	JPM	3/15/2023	$1,379	—
ZAR	33,676,000	USD	1,960,113	GSI	1/31/2023	15,803	—
ZAR	3,430,000	USD	196,788	MSI	1/31/2023	4,465	—
ZAR	80,000	USD	4,691	GSI	3/15/2023	—	(14)
						$461,386	$(877,012)

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	52,320,000	MXN	MXN TIIE Banxico	Fixed 7.840%	Monthly	Monthly	Mar 2027	$2,212	$(101,639)	$(99,427)
Centrally cleared	8,500,000	NZD	NZD BBR FRA	Fixed 2.660%	Semi-Annual	Quarterly	Mar 2027	(17,150)	(414,399)	(431,549)
Centrally cleared	6,540,000	NZD	NZD BBR FRA	Fixed 2.750%	Semi-Annual	Quarterly	Mar 2027	5,792	(322,680)	(316,888)
Centrally cleared	783,430,000	HUF	HUF BUBOR Reuters	Fixed 5.130%	Annual	Semi-Annual	Mar 2027	1,202	(417,042)	(415,840)
Centrally cleared	1,433,300,000	HUF	HUF BUBOR Reuters	Fixed 5.000%	Annual	Semi-Annual	Mar 2027	7,686	(787,408)	(779,722)
Centrally cleared	4,675,000	PLN	Fixed 6.445%	PLN WIBOR WIBO	Annual	Semi-Annual	Dec 2027	—	(12,089)	(12,089)
Centrally cleared	141,675,000	HUF	HUF BUBOR Reuters	Fixed 11.150%	Annual	Semi-Annual	Dec 2027	—	(306)	(306)
Centrally cleared	4,675,000	PLN	Fixed 6.463%	PLN WIBOR WIBO	Annual	Semi-Annual	Dec 2027	—	(12,871)	(12,871)
Centrally cleared	308,390,000	INR	Fixed 6.410%	INR MIBOR Compounded OIS	Semi-Annual	Semi-Annual	Dec 2027	(15,441)	26,575	11,134
Centrally cleared	3,846,680,000	KRW	KRW CD KSDA Bloomberg	Fixed 4.320%	Quarterly	Quarterly	Mar 2028	—	106,028	106,028
Centrally cleared	18,235,000	SEK	SEK STIBOR SIDE	Fixed 2.920%	Annual	Quarterly	Mar 2028	—	(30,694)	(30,694)
Centrally cleared	17,445,000	MXN	MXN TIIE Banxico	Fixed 6.940%	Monthly	Monthly	Sep 2031	(277)	(97,805)	(98,082)
Centrally cleared	21,005,000	ZAR	ZAR JIBAR SAFEX	Fixed 9.255%	Quarterly	Quarterly	Mar 2033	—	698	698
								$(15,976)	$(2,063,632)	$(2,079,608)
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	Federative Republic of Brazil	585,000	USD	$585,000	1.000%	Quarterly	Dec 2026	$28,358	$(6,577)	$21,781
BARC	Republic of South Africa	310,000	USD	310,000	1.000%	Quarterly	Dec 2027	20,176	(95)	20,081
BOA	Federative Republic of Brazil	2,345,000	USD	2,345,000	1.000%	Quarterly	Dec 2027	150,169	(452)	149,717
BOA	Federative Republic of Brazil	620,000	USD	620,000	1.000%	Quarterly	Dec 2027	39,828	(244)	39,584
CITI	Republic of South Africa	650,000	USD	650,000	1.000%	Quarterly	Dec 2027	41,520	(939)	40,581
GSI	Federative Republic of Brazil	945,000	USD	945,000	1.000%	Quarterly	Dec 2027	61,276	(942)	60,334
GSI	Republic of Indonesia	880,000	USD	880,000	1.000%	Quarterly	Dec 2027	(1,358)	1,701	343
JPM	United Mexican States	895,000	USD	895,000	1.000%	Quarterly	Dec 2027	10,221	1,112	11,333
MSI	Government of Japan	9,570,000	USD	9,570,000	1.000%	Quarterly	Dec 2024	(137,716)	(28,732)	(166,448)
				$16,800,000				$212,474	$(35,168)	$177,306
Centrally cleared	CDX.NA.HY.38	831,600	USD	831,600	5.000%	Quarterly	Jun 2027	4,717	(23,574)	(18,857)
Centrally cleared	CDX.EM.38	7,590,000	USD	7,590,000	1.000%	Quarterly	Dec 2027	440,899	562	441,461
Centrally cleared	CDX.NA.HY.39	32,450	USD	32,450	5.000%	Quarterly	Dec 2027	(550)	285	(265)
				$8,454,050				$445,066	$(22,727)	$422,339
				$25,254,050				$657,540	$(57,895)	$599,645
The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.39	4.832%	110,000	USD	$110,000	5.000%	Quarterly	Dec 2027	$(2,695)	$3,594	$899
					$110,000				$(2,695)	$3,594	$899
Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	4,220,000	Mar 2023	MSI	—	$163,229	$163,229
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	1,610,000	Jun 2023	MSI	—	(58,012)	(58,012)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	1,560,000	Jun 2023	MSI	—	(27,754)	(27,754)
								—	$77,463	$77,463

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Inflation swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	2,970,000	USD	$2,970,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	$(5,013)	$(5,013)
BARC	2,990,000	USD	2,990,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	(5,047)	(5,047)
BARC	5,640,000	USD	5,640,000	Fixed 3.147%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	16,446	16,446
BOA	640,000	USD	640,000	Fixed 1.635%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2050	—	160,802	160,802
CITI	1,855,000	USD	1,855,000	Fixed 3.257%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	(4,430)	(4,430)
CITI	1,730,000	USD	1,730,000	Fixed 3.257%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	$(197)	(3,935)	(4,132)
CITI	780,000	USD	780,000	Fixed 2.578%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2051	—	32,636	32,636
JPM	2,330,000	USD	2,330,000	Fixed 1.830%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2050	(54,849)	544,898	490,049
			$18,935,000						$(55,046)	$736,357	$681,311
The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Derivatives Abbreviations
BARC	Barclays Bank PLC
BBR	Bank Bill Rate
BOA	Bank of America, N.A.
BUBOR	Budapest Interbank Offered Rate
CITI	Citibank, N.A.
CPI	Consumer Price Index
GSI	Goldman Sachs International
JIBAR	Johannesburg Interbank Agreed Rate
JPM	JPMorgan Chase Bank, N.A.
KSDA	Korea Securities Dealers Association
MIBOR	Mumbai Interbank Offered Rate
MSI	Morgan Stanley & Co. International PLC
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
SSB	State Street Bank and Trust Company
STIBOR	Stockholm Interbank Offered Rate
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)
WIBOR	Warsaw Interbank Offered Rate

See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 43.2%
U.S. Government – 13.9%
U.S. Treasury Bonds
2.500%, 02/15/2045	$83,239,000	$62,666,610
3.000%, 02/15/2047 to 08/15/2052	532,801,000	438,774,818
3.375%, 08/15/2042	16,285,000	14,554,719
4.000%, 11/15/2042 to 11/15/2052	192,214,000	188,961,563
U.S. Treasury Notes
3.875%, 11/30/2027	8,805,000	8,756,848
4.125%, 11/15/2032	113,564,000	115,888,513
		829,603,071
U.S. Government Agency – 29.3%
Federal Home Loan Mortgage Corp.
2.000%, 03/01/2052	62,437,798	51,188,086
2.500%, 08/01/2051 to 12/01/2051	40,046,849	34,332,280
3.000%, 03/01/2043 to 12/01/2049	95,431,990	85,821,938
3.500%, 04/01/2044 to 03/01/2052	64,877,030	60,491,763
3.500%, 03/01/2052 to 04/01/2052 (A)	53,351,614	48,855,574
4.000%, 03/01/2048 to 08/01/2052	72,049,994	68,278,376
4.500%, 12/01/2037 to 09/01/2052	74,167,613	72,201,228
5.000%, 10/01/2052 to 12/01/2052 (A)	57,453,860	57,006,608
5.500%, 09/01/2052	29,293,577	29,715,536
Federal National Mortgage Association
2.000%, 02/01/2052	6,844,863	5,624,426
2.500%, 12/01/2050 to 03/01/2052	223,653,843	191,263,286
3.000%, 01/01/2043 to 02/01/2052	191,278,107	170,887,309
3.500%, 06/01/2042 to 04/01/2052	162,939,337	151,607,802
4.000%, 09/01/2040 to 09/01/2052	316,735,646	303,327,228
4.500%, TBA (A)	32,162,000	31,975,078
4.500%, 07/01/2037 to 10/01/2052	189,250,006	185,002,843
4.500%, 01/01/2038 (A)	1,185,516	1,178,739
5.000%, 10/01/2052	59,057,097	58,404,922
5.000%, 12/01/2052 (A)	12,832,000	12,760,342
5.500%, 10/01/2052	26,356,884	26,662,413
5.500%, 12/01/2052 (A)	92,515,693	93,796,685
Government National Mortgage Association 4.000%, 10/15/2039 to 11/15/2041	2,589,235	2,487,247
		1,742,869,709
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,733,452,021)		$2,572,472,780
FOREIGN GOVERNMENT OBLIGATIONS – 0.1%
Qatar – 0.1%
State of Qatar 5.103%, 04/23/2048 (B)	8,410,000	8,464,213
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $8,410,000)		$8,464,213
CORPORATE BONDS – 30.5%
Communication services – 2.1%
AT&T, Inc.
3.500%, 06/01/2041	12,200,000	9,097,957
3.650%, 06/01/2051	13,400,000	9,437,784
Charter Communications Operating LLC
4.200%, 03/15/2028	13,245,000	12,173,660
4.800%, 03/01/2050	12,476,000	9,056,940
5.750%, 04/01/2048	16,696,000	13,668,851
6.484%, 10/23/2045	13,673,000	12,329,957
Level 3 Financing, Inc. 3.400%, 03/01/2027 (B)	6,456,000	5,455,226
Take-Two Interactive Software, Inc. 3.550%, 04/14/2025	4,169,000	4,012,076
Telefonica Emisiones SA 5.213%, 03/08/2047	10,891,000	8,745,402
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
T-Mobile USA, Inc. 3.875%, 04/15/2030	$13,891,000	$12,582,673
Verizon Communications, Inc. 4.329%, 09/21/2028	17,379,000	16,709,627
Warnermedia Holdings, Inc.
5.050%, 03/15/2042 (B)	3,145,000	2,406,184
5.141%, 03/15/2052 (B)	11,218,000	8,155,109
		123,831,446
Consumer discretionary – 2.7%
AutoNation, Inc. 4.750%, 06/01/2030	4,925,000	4,394,060
Booking Holdings, Inc. 4.625%, 04/13/2030	9,246,000	8,929,587
Choice Hotels International, Inc. 3.700%, 12/01/2029 to 01/15/2031	13,967,000	12,056,410
Dollar Tree, Inc. 4.200%, 05/15/2028	14,391,000	13,764,408
eBay, Inc. 2.700%, 03/11/2030	12,556,000	10,665,945
Expedia Group, Inc.
2.950%, 03/15/2031	6,373,000	5,124,729
3.800%, 02/15/2028	16,524,000	15,169,000
4.625%, 08/01/2027	8,713,000	8,358,841
5.000%, 02/15/2026	8,638,000	8,523,960
General Motors Company 5.400%, 10/15/2029	8,209,000	7,833,830
General Motors Financial Company, Inc.
2.400%, 10/15/2028	17,219,000	14,278,098
3.600%, 06/21/2030	20,346,000	17,122,430
Hyundai Capital America
1.000%, 09/17/2024 (B)	8,719,000	8,055,546
1.800%, 10/15/2025 (B)	4,018,000	3,613,862
2.375%, 10/15/2027 (B)	4,018,000	3,437,532
Marriott International, Inc.
4.625%, 06/15/2030	5,210,000	4,861,523
4.650%, 12/01/2028	13,237,000	12,709,625
Nissan Motor Acceptance Company LLC 1.125%, 09/16/2024 (B)	4,380,000	3,991,076
		162,890,462
Consumer staples – 0.6%
Anheuser-Busch Companies LLC 4.900%, 02/01/2046	3,282,000	2,983,585
Anheuser-Busch InBev Worldwide, Inc. 4.600%, 04/15/2048	5,964,000	5,182,428
JBS USA LUX SA
5.125%, 02/01/2028 (B)	3,366,000	3,188,856
5.750%, 04/01/2033 (B)	9,181,000	8,756,654
Kraft Heinz Foods Company
4.375%, 06/01/2046	13,845,000	11,250,488
5.000%, 06/04/2042	3,892,000	3,520,417
5.500%, 06/01/2050	3,446,000	3,293,330
		38,175,758
Energy – 3.2%
Aker BP ASA
3.000%, 01/15/2025 (B)	6,211,000	5,889,221
3.100%, 07/15/2031 (B)	8,003,000	6,563,447
3.750%, 01/15/2030 (B)	4,847,000	4,263,871
4.000%, 01/15/2031 (B)	10,984,000	9,626,344
Continental Resources, Inc. 4.900%, 06/01/2044	4,181,000	3,099,579
Diamondback Energy, Inc. 3.125%, 03/24/2031	5,548,000	4,594,083

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Enbridge, Inc.
5.750%, (5.750% to 4-15-30, then 5 Year CMT + 5.314%), 07/15/2080	$8,820,000	$7,975,202
6.250%, (6.250% to 3-1-28, then 3 month LIBOR + 3.641%), 03/01/2078	8,767,000	7,976,031
Energy Transfer LP
4.200%, 04/15/2027	4,899,000	4,623,226
5.150%, 03/15/2045	5,400,000	4,469,484
5.250%, 04/15/2029	17,785,000	17,197,312
5.400%, 10/01/2047	8,136,000	6,891,659
5.500%, 06/01/2027	7,447,000	7,394,120
Enterprise Products Operating LLC 5.250%, (5.250% to 8-16-27, then 3 month LIBOR + 3.033%), 08/16/2077	12,660,000	10,182,799
EQT Corp. 7.000%, 02/01/2030	2,886,000	2,993,128
Kinder Morgan Energy Partners LP 7.750%, 03/15/2032	4,555,000	5,043,484
MPLX LP
4.000%, 03/15/2028	6,705,000	6,236,386
4.125%, 03/01/2027	2,551,000	2,409,450
4.250%, 12/01/2027	4,887,000	4,617,832
4.950%, 09/01/2032	3,979,000	3,731,054
Ovintiv, Inc. 7.200%, 11/01/2031	1,177,000	1,235,384
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	4,128,000	3,880,200
4.500%, 05/15/2030	13,283,000	12,312,234
5.000%, 03/15/2027	7,297,000	7,154,883
Targa Resources Corp. 4.950%, 04/15/2052	9,104,000	7,202,220
Targa Resources Partners LP 4.000%, 01/15/2032	7,449,000	6,267,514
The Williams Companies, Inc.
3.750%, 06/15/2027	9,700,000	9,130,150
4.650%, 08/15/2032	5,495,000	5,115,316
TransCanada PipeLines, Ltd. 4.250%, 05/15/2028	6,220,000	5,887,901
Var Energi ASA 8.000%, 11/15/2032 (B)	5,570,000	5,752,238
		189,715,752
Financials – 8.8%
Ares Capital Corp.
2.150%, 07/15/2026	11,802,000	9,992,424
2.875%, 06/15/2028	6,780,000	5,436,401
3.875%, 01/15/2026	8,615,000	7,895,225
4.200%, 06/10/2024	6,463,000	6,239,126
Athene Holding, Ltd. 3.500%, 01/15/2031	14,028,000	11,518,317
Banco Santander SA 4.379%, 04/12/2028	7,600,000	7,131,076
Bank of America Corp.
2.087%, (2.087% to 6-14-28, then SOFR + 1.060%), 06/14/2029	12,755,000	10,733,257
2.592%, (2.592% to 4-29-30, then SOFR + 2.150%), 04/29/2031	12,322,000	10,035,479
2.687%, (2.687% to 4-22-31, then SOFR + 1.320%), 04/22/2032	19,364,000	15,498,638
3.248%, 10/21/2027	9,341,000	8,624,728
3.846%, (3.846% to 3-8-32, then 5 Year CMT + 2.000%), 03/08/2037	9,199,000	7,617,329
4.271%, (4.271% to 7-23-28, then 3 month LIBOR + 1.310%), 07/23/2029	17,187,000	16,026,882
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Blackstone Private Credit Fund
2.350%, 11/22/2024	$7,493,000	$6,857,893
2.700%, 01/15/2025	5,893,000	5,444,478
3.250%, 03/15/2027	1,690,000	1,422,915
4.000%, 01/15/2029	8,340,000	6,880,714
BNP Paribas SA 9.250%, (9.250% to 11-17-27, then 5 Year CMT + 4.969%), 11/17/2027 (B)(C)	2,997,000	3,124,516
BPCE SA 4.500%, 03/15/2025 (B)	7,805,000	7,496,832
Citigroup, Inc.
2.561%, (2.561% to 5-1-31, then SOFR + 1.167%), 05/01/2032	5,665,000	4,472,317
4.600%, 03/09/2026	17,394,000	17,084,727
Citizens Financial Group, Inc. 3.250%, 04/30/2030	12,256,000	10,639,131
CNA Financial Corp. 2.050%, 08/15/2030	4,015,000	3,161,321
CNO Financial Group, Inc. 5.250%, 05/30/2029	10,165,000	9,684,241
Credit Agricole SA
2.811%, 01/11/2041 (B)	5,816,000	3,592,390
3.250%, 01/14/2030 (B)	12,902,000	10,544,907
Deutsche Bank AG
2.311%, (2.311% to 11-16-26, then SOFR + 1.219%), 11/16/2027	7,009,000	5,942,808
2.552%, (2.552% to 1-7-27, then SOFR + 1.318%), 01/07/2028	11,487,000	9,764,462
Discover Financial Services
4.100%, 02/09/2027	4,203,000	3,955,001
6.700%, 11/29/2032	7,827,000	7,955,962
JPMorgan Chase & Co.
2.522%, (2.522% to 4-22-30, then SOFR + 2.040%), 04/22/2031	12,793,000	10,468,344
2.956%, (2.956% to 5-13-30, then SOFR + 2.515%), 05/13/2031	12,141,000	10,003,647
4.600%, (4.600% to 2-1-25, then SOFR + 3.125%), 02/01/2025 (C)	9,375,000	8,261,719
6.750%, (6.750% to 2-1-24, then 3 month LIBOR + 3.780%), 02/01/2024 (C)	12,306,000	12,258,499
Lazard Group LLC 4.375%, 03/11/2029	7,100,000	6,555,808
M&T Bank Corp. 5.125%, (5.125% to 11-1-26, then 3 month LIBOR + 3.520%), 11/01/2026 (C)	3,746,000	3,219,400
Macquarie Bank, Ltd. 3.624%, 06/03/2030 (B)	6,523,000	5,272,562
MetLife, Inc. 6.400%, (6.400% to 12-15-36, then 3 month LIBOR + 2.205%), 12/15/2036	7,277,000	7,037,587
Morgan Stanley
2.239%, (2.239% to 7-21-31, then SOFR + 1.178%), 07/21/2032	4,486,000	3,441,632
2.484%, (2.484% to 9-16-31, then SOFR + 1.360%), 09/16/2036	14,062,000	10,196,796
NatWest Group PLC 3.754%, (3.754% to 11-1-24, then 5 Year CMT + 2.100%), 11/01/2029	4,512,000	4,184,864
NatWest Markets PLC 1.600%, 09/29/2026 (B)	12,231,000	10,620,119
New York Life Insurance Company 3.750%, 05/15/2050 (B)	5,384,000	4,116,937

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Nippon Life Insurance Company
2.750%, (2.750% to 1-21-31, then 5 Year CMT + 2.653%), 01/21/2051 (B)	$13,599,000	$10,913,166
5.100%, (5.100% to 10-16-24, then 5 Year U.S. Swap Rate + 3.650%), 10/16/2044 (B)	5,325,000	5,202,868
Prudential Financial, Inc. 5.125%, (5.125% to 11-28-31, then 5 Year CMT + 3.162%), 03/01/2052	4,543,000	4,134,130
Santander Holdings USA, Inc.
2.490%, (2.490% to 1-6-27, then SOFR + 1.249%), 01/06/2028	7,238,000	6,210,078
3.244%, 10/05/2026	16,909,000	15,692,670
3.450%, 06/02/2025	15,455,000	14,726,919
4.400%, 07/13/2027	3,574,000	3,408,415
SBL Holdings, Inc. 5.000%, 02/18/2031 (B)	7,908,000	6,219,004
Societe Generale SA 6.221%, (6.221% to 6-15-32, then 1 Year CMT + 3.200%), 06/15/2033 (B)	4,310,000	4,031,076
Teachers Insurance & Annuity Association of America 4.270%, 05/15/2047 (B)	9,222,000	7,540,506
The Goldman Sachs Group, Inc.
2.615%, (2.615% to 4-22-31, then SOFR + 1.281%), 04/22/2032	23,362,000	18,630,981
2.650%, (2.650% to 10-21-31, then SOFR + 1.264%), 10/21/2032	9,012,000	7,115,599
The PNC Financial Services Group, Inc.
3.400%, (3.400% to 9-15-26, then 5 Year CMT + 2.595%), 09/15/2026 (C)	12,274,000	9,727,145
4.850%, (4.850% to 6-1-23, then 3 month LIBOR + 3.040%), 06/01/2023 (C)	4,314,000	4,065,945
8.118%, (3 month LIBOR + 3.678%), 02/01/2023 (C)(D)	11,183,000	11,155,041
Wells Fargo & Company
2.393%, (2.393% to 6-2-27, then SOFR + 2.100%), 06/02/2028	19,183,000	16,930,700
2.879%, (2.879% to 10-30-29, then 3 month CME Term SOFR + 1.432%), 10/30/2030	14,423,000	12,250,963
3.068%, (3.068% to 4-30-40, then SOFR + 2.530%), 04/30/2041	9,762,000	6,963,142
3.350%, (3.350% to 3-2-32, then SOFR + 1.500%), 03/02/2033	6,720,000	5,660,913
5.875%, (5.875% to 6-15-25, then 3 month LIBOR + 3.990%), 06/15/2025 (C)	22,240,000	21,461,600
		522,452,272
Health care – 1.6%
AbbVie, Inc. 3.200%, 11/21/2029	21,219,000	19,128,377
AmerisourceBergen Corp. 2.800%, 05/15/2030	9,144,000	7,755,831
CVS Health Corp.
4.300%, 03/25/2028	4,269,000	4,129,159
5.050%, 03/25/2048	7,278,000	6,532,332
Fresenius Medical Care US Finance III, Inc.
2.375%, 02/16/2031 (B)	13,464,000	9,874,295
3.750%, 06/15/2029 (B)	12,965,000	10,977,857
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
HCA, Inc. 4.125%, 06/15/2029	$13,127,000	$11,983,522
Royalty Pharma PLC 1.750%, 09/02/2027	4,117,000	3,484,602
Universal Health Services, Inc.
1.650%, 09/01/2026	7,142,000	6,120,408
2.650%, 10/15/2030	7,813,000	6,218,156
Viatris, Inc.
2.300%, 06/22/2027	4,139,000	3,536,568
2.700%, 06/22/2030	5,951,000	4,652,696
4.000%, 06/22/2050	6,862,000	4,227,938
		98,621,741
Industrials – 4.8%
Adani Ports & Special Economic Zone, Ltd. 3.100%, 02/02/2031 (B)	6,679,000	4,896,497
AerCap Ireland Capital DAC
1.650%, 10/29/2024	3,938,000	3,632,412
1.750%, 01/30/2026	9,702,000	8,535,641
2.450%, 10/29/2026	24,766,000	21,656,423
2.875%, 08/14/2024	9,926,000	9,397,778
Air Canada 2013-1 Class A Pass Through Trust 4.125%, 05/15/2025 (B)	2,482,767	2,268,478
Air Canada 2017-1 Class B Pass Through Trust 3.700%, 01/15/2026 (B)	3,443,915	3,069,091
Air Lease Corp.
2.100%, 09/01/2028	4,481,000	3,649,762
2.875%, 01/15/2026	4,391,000	4,062,797
3.625%, 12/01/2027	4,932,000	4,461,168
Alaska Airlines 2020-1 Class B Pass Through Trust 8.000%, 08/15/2025 (B)	5,006,149	5,007,183
American Airlines 2016-1 Class A Pass Through Trust 4.100%, 01/15/2028	7,444,352	6,039,298
American Airlines 2016-1 Class AA Pass Through Trust 3.575%, 01/15/2028	6,518,712	5,785,725
American Airlines 2017-1 Class A Pass Through Trust 4.000%, 02/15/2029	4,956,481	3,801,468
American Airlines 2017-1 Class AA Pass Through Trust 3.650%, 02/15/2029	5,697,569	5,023,231
American Airlines 2017-2 Class A Pass Through Trust 3.600%, 10/15/2029	4,323,103	3,350,245
American Airlines 2019-1 Class A Pass Through Trust 3.500%, 02/15/2032	4,555,541	3,300,670
American Airlines 2019-1 Class AA Pass Through Trust 3.150%, 02/15/2032	6,824,668	5,646,379
American Airlines 2021-1 Class A Pass Through Trust 2.875%, 07/11/2034	4,290,000	3,434,232
Ashtead Capital, Inc.
1.500%, 08/12/2026 (B)	4,620,000	3,942,666
4.250%, 11/01/2029 (B)	2,302,000	2,063,360
5.500%, 08/11/2032 (B)	6,391,000	6,112,795
British Airways 2013-1 Class A Pass Through Trust 4.625%, 06/20/2024 (B)	2,009,818	1,961,577

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
British Airways 2018-1 Class A Pass Through Trust 4.125%, 09/20/2031 (B)	$1,412,167	$1,208,750
British Airways 2020-1 Class A Pass Through Trust 4.250%, 11/15/2032 (B)	2,389,474	2,176,723
British Airways 2020-1 Class B Pass Through Trust 8.375%, 11/15/2028 (B)	3,096,413	3,050,815
CoStar Group, Inc. 2.800%, 07/15/2030 (B)	10,366,000	8,465,805
DAE Funding LLC 3.375%, 03/20/2028 (B)	11,546,000	10,218,210
Delta Air Lines, Inc.
2.900%, 10/28/2024	9,350,000	8,857,987
4.375%, 04/19/2028	9,405,000	8,382,057
4.500%, 10/20/2025 (B)	2,059,000	2,008,723
4.750%, 10/20/2028 (B)	6,536,678	6,144,302
Huntington Ingalls Industries, Inc. 4.200%, 05/01/2030	5,206,000	4,725,108
JetBlue 2019-1 Class AA Pass Through Trust 2.750%, 05/15/2032	6,820,526	5,595,087
Owens Corning 3.950%, 08/15/2029	8,341,000	7,580,768
SMBC Aviation Capital Finance DAC 2.300%, 06/15/2028 (B)	3,894,000	3,193,045
The Boeing Company
3.200%, 03/01/2029	4,360,000	3,823,240
5.040%, 05/01/2027	12,923,000	12,780,557
5.150%, 05/01/2030	17,787,000	17,353,696
United Airlines 2014-2 Class A Pass Through Trust 3.750%, 09/03/2026	9,238,781	8,381,454
United Airlines 2016-1 Class A Pass Through Trust 3.450%, 07/07/2028	8,312,128	6,858,665
United Airlines 2016-1 Class B Pass Through Trust 3.650%, 01/07/2026	7,789,844	6,963,066
United Airlines 2018-1 Class B Pass Through Trust 4.600%, 03/01/2026	2,351,985	2,148,884
United Airlines 2019-1 Class A Pass Through Trust 4.550%, 08/25/2031	6,262,550	5,233,254
United Airlines 2020-1 Class A Pass Through Trust 5.875%, 10/15/2027	14,871,062	14,649,484
United Airlines 2020-1 Class B Pass Through Trust 4.875%, 01/15/2026	3,438,906	3,236,648
US Airways 2010-1 Class A Pass Through Trust 6.250%, 04/22/2023	1,237,619	1,219,499
US Airways 2012-1 Class A Pass Through Trust 5.900%, 10/01/2024	6,017,651	5,771,566
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/2025	3,244,692	2,963,894
		284,090,163
Information technology – 3.4%
Autodesk, Inc. 2.850%, 01/15/2030	4,681,000	4,023,896
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Broadcom, Inc.
3.419%, 04/15/2033 (B)	$11,115,000	$8,910,981
4.750%, 04/15/2029	25,279,000	24,078,754
4.926%, 05/15/2037 (B)	4,669,000	4,073,073
CGI, Inc. 1.450%, 09/14/2026	8,030,000	7,101,477
Dell International LLC
4.900%, 10/01/2026	12,456,000	12,260,430
5.300%, 10/01/2029	6,177,000	6,041,119
Flex, Ltd. 6.000%, 01/15/2028	9,336,000	9,315,727
KLA Corp. 4.100%, 03/15/2029	7,616,000	7,348,284
Micron Technology, Inc.
4.185%, 02/15/2027	14,953,000	14,157,462
5.327%, 02/06/2029	19,168,000	18,399,731
Motorola Solutions, Inc.
2.300%, 11/15/2030	11,690,000	9,141,029
2.750%, 05/24/2031	9,922,000	7,933,055
4.600%, 05/23/2029	3,233,000	3,076,935
NXP BV 3.875%, 06/18/2026	12,831,000	12,188,721
Oracle Corp. 2.950%, 04/01/2030	18,106,000	15,437,217
Qorvo, Inc.
1.750%, 12/15/2024 (B)	6,016,000	5,540,435
3.375%, 04/01/2031 (B)	5,277,000	4,239,748
Renesas Electronics Corp. 1.543%, 11/26/2024 (B)	6,826,000	6,258,137
VeriSign, Inc. 2.700%, 06/15/2031	4,203,000	3,422,992
VMware, Inc. 4.700%, 05/15/2030	12,282,000	11,424,901
Western Digital Corp. 4.750%, 02/15/2026	8,529,000	8,031,930
		202,406,034
Materials – 0.5%
Anglo American Capital PLC 4.750%, 04/10/2027 (B)	4,433,000	4,284,457
Braskem Netherlands Finance BV 5.875%, 01/31/2050 (B)	7,579,000	5,871,197
Freeport-McMoRan, Inc.
4.250%, 03/01/2030	7,941,000	7,209,716
5.450%, 03/15/2043	9,268,000	8,360,107
Newmont Corp. 2.800%, 10/01/2029	3,137,000	2,666,873
		28,392,350
Real estate – 1.6%
American Homes 4 Rent LP 4.250%, 02/15/2028	4,327,000	4,001,011
American Tower Corp. 3.800%, 08/15/2029	12,035,000	10,917,830
Crown Castle, Inc.
3.650%, 09/01/2027	11,831,000	10,989,075
3.800%, 02/15/2028	4,658,000	4,328,989
Equinix, Inc. 1.800%, 07/15/2027	4,533,000	3,880,004
GLP Capital LP
3.250%, 01/15/2032	3,361,000	2,686,732
4.000%, 01/15/2030	3,326,000	2,912,958
5.375%, 04/15/2026	5,262,000	5,162,375
Host Hotels & Resorts LP
3.375%, 12/15/2029	10,874,000	9,090,409
3.500%, 09/15/2030	4,750,000	3,920,023
4.000%, 06/15/2025	13,557,000	13,026,992

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Host Hotels & Resorts LP (continued)
4.500%, 02/01/2026	$4,859,000	$4,655,891
SBA Tower Trust
2.836%, 01/15/2025 (B)	7,899,000	7,444,942
6.599%, 01/15/2028 (B)	2,536,000	2,539,973
VICI Properties LP
4.125%, 08/15/2030 (B)	2,123,000	1,857,975
4.375%, 05/15/2025	2,868,000	2,781,467
4.625%, 12/01/2029 (B)	4,089,000	3,720,990
5.125%, 05/15/2032	1,733,000	1,604,671
		95,522,307
Utilities – 1.2%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030 (B)	5,952,000	5,170,502
Atlantica Transmision Sur SA 6.875%, 04/30/2043 (B)	2,509,647	2,268,093
Dominion Energy, Inc. 3.375%, 04/01/2030	6,792,000	5,985,221
Emera US Finance LP 3.550%, 06/15/2026	6,192,000	5,800,047
NextEra Energy Capital Holdings, Inc. 2.250%, 06/01/2030	3,071,000	2,525,434
NiSource, Inc. 3.600%, 05/01/2030	4,887,000	4,351,483
NRG Energy, Inc.
2.450%, 12/02/2027 (B)	7,276,000	6,028,565
4.450%, 06/15/2029 (B)	5,451,000	4,820,583
Vistra Operations Company LLC
3.550%, 07/15/2024 (B)	12,479,000	11,968,117
3.700%, 01/30/2027 (B)	13,509,000	12,317,799
4.300%, 07/15/2029 (B)	11,729,000	10,566,009
		71,801,853
TOTAL CORPORATE BONDS (Cost $2,094,576,743)		$1,817,900,138
MUNICIPAL BONDS – 0.9%
Foothill-Eastern Transportation Corridor Agency (California) 4.094%, 01/15/2049	8,396,000	6,340,181
Golden State Tobacco Securitization Corp. (California) 4.214%, 06/01/2050	4,975,000	3,879,613
Maryland Health & Higher Educational Facilities Authority 3.197%, 07/01/2050	14,500,000	9,491,677
Mississippi Hospital Equipment & Facilities Authority 3.720%, 09/01/2026	7,677,000	7,220,338
New Jersey Transportation Trust Fund Authority
4.081%, 06/15/2039	9,117,000	7,540,219
4.131%, 06/15/2042	790,000	634,541
Ohio Turnpike & Infrastructure Commission 3.216%, 02/15/2048	6,950,000	4,954,203
Regents of the University of California Medical Center Pooled Revenue 3.006%, 05/15/2050	14,500,000	9,575,630
State Board of Administration Finance Corp. (Florida) 1.705%, 07/01/2027	5,122,000	4,459,561
TOTAL MUNICIPAL BONDS (Cost $72,592,891)		$54,095,963
Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 10.6%
Commercial and residential – 8.2%
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1, 0.990%, 04/25/2053 (B)(E)	$3,061,090	$2,847,487
Series 2021-2, Class A1, 0.985%, 04/25/2066 (B)(E)	2,520,185	2,068,534
Series 2021-4, Class A1, 1.035%, 01/20/2065 (B)(E)	5,566,751	4,377,673
Series 2021-5, Class A1, 0.951%, 07/25/2066 (B)(E)	6,950,097	5,669,081
Arroyo Mortgage Trust Series 2021-1R, Class A1 1.175%, 10/25/2048 (B)(E)	4,478,641	3,515,961
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class A 3.218%, 04/14/2033 (B)	5,706,000	5,285,631
BBCMS Mortgage Trust Series 2020-C6, Class A2 2.690%, 02/15/2053	4,700,000	4,431,513
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A (1 month CME Term SOFR + 1.770%), 6.105%, 05/15/2039 (B)(D)	5,954,000	5,833,870
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%), 6.655%, 05/15/2039 (B)(D)	2,231,000	2,148,891
BPR Trust Series 2022-OANA, Class A (1 month CME Term SOFR + 1.898%) 6.234%, 04/15/2037 (B)(D)	16,875,000	16,469,951
BRAVO Residential Funding Trust Series 2021-NQM1, Class A1 0.941%, 02/25/2049 (B)(E)	3,134,037	2,597,727
BX Commercial Mortgage Trust
Series 2020-VKNG, Class A (1 month CME Term SOFR + 1.044%), 5.380%, 10/15/2037 (B)(D)	5,770,164	5,630,688
Series 2021-ACNT, Class A (1 month LIBOR + 0.850%), 5.168%, 11/15/2038 (B)(D)	5,198,000	5,000,524
Series 2021-CIP, Class A (1 month LIBOR + 0.921%), 5.239%, 12/15/2038 (B)(D)	14,619,000	14,105,736
Series 2021-VOLT, Class C (1 month LIBOR + 1.100%), 5.418%, 09/15/2036 (B)(D)	7,399,000	6,947,654
Series 2022-AHP, Class A (1 month CME Term SOFR + 0.990%), 5.326%, 01/17/2039 (B)(D)	12,523,000	11,984,481
BX Trust
Series 2021-MFM1, Class D (1 month LIBOR + 1.500%), 5.818%, 01/15/2034 (B)(D)	2,927,000	2,751,594
Series 2022-CLS, Class A, 5.760%, 10/13/2027 (B)	5,805,000	5,681,888
BXHPP Trust Series 2021-FILM, Class C (1 month LIBOR + 1.100%) 5.418%, 08/15/2036 (B)(D)	17,743,000	15,959,520
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) 6.068%, 12/15/2037 (B)(D)	1,944,000	1,875,632

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Cantor Commercial Real Estate Lending Series 2019-CF1, Class A2 3.623%, 05/15/2052	$11,754,000	$11,406,743
Citigroup Commercial Mortgage Trust
Series 2019-SMRT, Class A, 4.149%, 01/10/2036 (B)	3,645,000	3,553,948
Series 2020-GC46, Class A2, 2.708%, 02/15/2053	13,170,000	12,363,856
COLT Mortgage Loan Trust
Series 2021-2, Class A1, 0.924%, 08/25/2066 (B)(E)	6,049,966	4,773,012
Series 2021-3, Class A1, 0.956%, 09/27/2066 (B)(E)	8,227,947	6,360,645
Series 2021-HX1, Class A1, 1.110%, 10/25/2066 (B)(E)	6,664,073	5,316,715
COLT Trust Series 2020-RPL1, Class A1 1.390%, 01/25/2065 (B)(E)	9,973,004	8,452,230
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2020-CX, Class D 2.683%, 11/10/2046 (B)(E)	4,291,000	2,960,457
Commercial Mortgage Trust (Deutsche Bank AG) Series 2020-CBM, Class A2 2.896%, 02/10/2037 (B)	5,531,000	5,096,928
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class B (1 month LIBOR + 1.230%), 5.548%, 05/15/2036 (B)(D)	3,979,000	3,908,699
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%), 5.918%, 05/15/2036 (B)(D)	5,837,000	5,715,630
Series 2020-NET, Class A, 2.257%, 08/15/2037 (B)	2,185,285	1,951,971
Series 2021-AFC1, Class A1, 0.830%, 03/25/2056 (B)(E)	10,847,866	8,382,568
Series 2021-NQM2, Class A1, 1.179%, 02/25/2066 (B)(E)	4,375,702	3,623,502
Series 2021-NQM3, Class A1, 1.015%, 04/25/2066 (B)(E)	4,026,175	3,165,514
Series 2021-NQM5, Class A1, 0.938%, 05/25/2066 (B)(E)	4,084,901	3,150,860
Series 2021-NQM6, Class A1, 1.174%, 07/25/2066 (B)(E)	6,782,206	5,270,175
Series 2021-RPL2, Class A1A, 1.115%, 01/25/2060 (B)(E)	11,596,291	9,240,064
DBJPM Mortgage Trust Series 2020-C9, Class A2 1.900%, 08/15/2053	8,970,000	8,183,782
Deephaven Residential Mortgage Trust Series 2021-2, Class A1 0.899%, 04/25/2066 (B)(E)	6,198,001	5,209,104
Ellington Financial Mortgage Trust
Series 2021-1, Class A1, 0.797%, 02/25/2066 (B)(E)	2,045,110	1,667,838
Series 2021-2, Class A1, 0.931%, 06/25/2066 (B)(E)	4,774,687	3,672,451
Flagstar Mortgage Trust Series 2021-1, Class A2 2.500%, 02/01/2051 (B)(E)	9,627,761	7,740,190
Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
GCAT Trust
Series 2021-NQM1, Class A1, 0.874%, 01/25/2066 (B)(E)	$3,415,805	$2,867,402
Series 2021-NQM2, Class A1, 1.036%, 05/25/2066 (B)(E)	3,383,501	2,629,643
Series 2021-NQM3, Class A1, 1.091%, 05/25/2066 (B)(E)	5,522,765	4,392,291
GS Mortgage Securities Trust
Series 2019-GC40, Class A2, 2.971%, 07/10/2052	6,505,000	6,249,446
Series 2020-UPTN, Class A, 2.751%, 02/10/2037 (B)	5,820,000	5,315,233
Series 2021-STAR, Class A (1 month LIBOR + 0.950%), 5.268%, 12/15/2036 (B)(D)	13,304,000	12,767,524
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1, 1.382%, 09/27/2060 (B)(E)	1,159,814	1,010,683
Series 2021-NQM1, Class A1, 1.017%, 07/25/2061 (B)(E)	2,388,303	1,958,811
Imperial Fund Mortgage Trust Series 2021-NQM1, Class A1 1.071%, 06/25/2056 (B)(E)	3,298,264	2,662,495
InTown Mortgage Trust Series 2022-STAY, Class A (1 month CME Term SOFR + 2.489%) 6.825%, 08/15/2039 (B)(D)	9,705,000	9,641,186
Irvine Core Office Trust Series 2013-IRV, Class A2 3.173%, 05/15/2048 (B)(E)	6,620,000	6,543,802
JPMorgan Chase Commercial Mortgage Securities Trust Series 2022-OPO, Class A 3.024%, 01/05/2039 (B)	6,678,000	5,704,542
KNDL Mortgage Trust Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) 5.368%, 05/15/2036 (B)(D)	8,981,000	8,774,023
Life Mortgage Trust
Series 2021-BMR, Class A (1 month LIBOR + 0.700%), 5.018%, 03/15/2038 (B)(D)	7,339,838	7,107,269
Series 2021-BMR, Class D (1 month LIBOR + 1.400%), 5.718%, 03/15/2038 (B)(D)	5,951,884	5,638,219
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%), 5.631%, 05/15/2039 (B)(D)	16,812,000	16,390,811
MFA Trust Series 2021-NQM1, Class A1 1.153%, 04/25/2065 (B)(E)	2,730,278	2,355,622
MHP Trust Series 2022-MHIL, Class A (1 month CME Term SOFR + 0.815%) 5.150%, 01/15/2027 (B)(D)	7,636,264	7,310,943
New Residential Mortgage Loan Trust Series 2020-1A, Class A1B 3.500%, 10/25/2059 (B)(E)	2,752,119	2,534,903
NMLT Trust Series 2021-INV1, Class A1 1.185%, 05/25/2056 (B)(E)	10,145,182	8,090,089

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
NYMT Loan Trust Series 2022-CP1, Class A1 2.042%, 07/25/2061 (B)	$3,357,177	$2,997,022
OBX Trust
Series 2020-EXP2, Class A3, 2.500%, 05/25/2060 (B)(E)	2,219,015	1,755,819
Series 2021-NQM2, Class A1, 1.101%, 05/25/2061 (B)(E)	6,300,720	4,795,966
Series 2021-NQM3, Class A1, 1.054%, 07/25/2061 (B)(E)	7,478,363	5,620,923
Provident Funding Mortgage Trust Series 2020-F1, Class A2 2.000%, 01/25/2036 (B)(E)	8,403,187	7,175,728
SLG Office Trust Series 2021-OVA, Class C 2.851%, 07/15/2041 (B)	13,974,000	10,641,447
SMRT Series 2022-MINI, Class A (1 month CME Term SOFR + 1.000%) 5.336%, 01/15/2039 (B)(D)	16,836,000	16,245,321
Starwood Mortgage Residential Trust
Series 2021-2, Class A1, 0.943%, 05/25/2065 (B)(E)	3,633,878	3,354,199
Series 2022-1, Class A1, 2.447%, 12/25/2066 (B)(E)	7,390,316	6,186,630
Towd Point Mortgage Trust
Series 2015-1, Class A5, 3.638%, 10/25/2053 (B)(E)	2,759,000	2,660,458
Series 2017-2, Class A1, 2.750%, 04/25/2057 (B)(E)	333,407	329,100
Series 2018-4, Class A1, 3.000%, 06/25/2058 (B)(E)	4,980,242	4,541,099
Series 2018-6, Class A1A, 3.750%, 03/25/2058 (B)(E)	400,226	388,433
Series 2019-4, Class A1, 2.900%, 10/25/2059 (B)(E)	4,305,888	3,998,191
Series 2020-4, Class A1, 1.750%, 10/25/2060 (B)	5,696,640	5,032,108
Verus Securitization Trust
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter), 1.218%, 05/25/2065 (B)	1,671,570	1,516,440
Series 2021-1, Class A1, 0.815%, 01/25/2066 (B)(E)	4,620,653	3,850,687
Series 2021-3, Class A1, 1.046%, 06/25/2066 (B)(E)	5,802,160	4,633,656
Series 2021-4, Class A1, 0.938%, 07/25/2066 (B)(E)	3,182,907	2,448,847
Series 2021-5, Class A1, 1.013%, 09/25/2066 (B)(E)	6,275,778	5,010,027
Series 2021-R1, Class A1, 0.820%, 10/25/2063 (B)(E)	2,519,925	2,249,493
Series 2021-R2, Class A1, 0.918%, 02/25/2064 (B)(E)	2,970,659	2,692,803
Visio Trust Series 2020-1R, Class A1 1.312%, 11/25/2055 (B)	4,948,024	4,451,676
Wells Fargo Commercial Mortgage Trust Series 2019-C51, Class A2 3.039%, 06/15/2052	12,160,245	11,777,498
		490,649,426
Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency – 2.4%
Federal Home Loan Mortgage Corp.
Series 2022-DNA1, Class M1A (1 month SOFR + 1.000%), 4.928%, 01/25/2042 (B)(D)	$8,030,459	$7,824,265
Series 2022-DNA2, Class M1A (1 month SOFR + 1.300%), 5.228%, 02/25/2042 (B)(D)	5,294,122	5,206,456
Series 2022-DNA2, Class M1B (1 month SOFR + 2.400%), 6.328%, 02/25/2042 (B)(D)	7,663,000	7,452,404
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%), 5.928%, 04/25/2042 (B)(D)	7,193,189	7,157,225
Series 2022-DNA3, Class M1B (1 month SOFR + 2.900%), 6.828%, 04/25/2042 (B)(D)	4,603,000	4,548,376
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%), 6.128%, 05/25/2042 (B)(D)	5,549,625	5,532,432
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%), 7.278%, 05/25/2042 (B)(D)	6,945,000	6,981,868
Series 2022-DNA5, Class M1B (1 month SOFR + 4.500%), 8.428%, 06/25/2042 (B)(D)	10,181,000	10,644,719
Series K038, Class X1 IO, 1.078%, 03/25/2024	49,755,615	476,838
Series K048, Class X1 IO, 0.219%, 06/25/2025	152,909,336	716,808
Federal National Mortgage Association
Series 2022-R03, Class 1M1 (1 month SOFR + 2.100%), 6.028%, 03/25/2042 (B)(D)	6,608,430	6,562,477
Series 2022-R04, Class 1M1 (1 month SOFR + 2.000%), 5.928%, 03/25/2042 (B)(D)	2,855,350	2,845,229
Series 2022-R06, Class 1M1 (1 month SOFR + 2.750%), 6.678%, 05/25/2042 (B)(D)	3,653,619	3,699,125
Series 427, Class C20 IO, 2.000%, 02/25/2051	43,306,232	5,001,924
Series 427, Class C77 IO, 2.500%, 09/25/2051	20,585,903	3,098,650
Government National Mortgage Association
Series 2012-114, Class IO, 0.611%, 01/16/2053	13,908,806	214,079
Series 2016-174, Class IO, 0.877%, 11/16/2056	10,673,999	440,642
Series 2017-109, Class IO, 0.271%, 04/16/2057	13,094,551	270,544
Series 2017-124, Class IO, 0.620%, 01/16/2059	13,968,170	428,306
Series 2017-135, Class IO, 0.721%, 10/16/2058	40,909,584	1,692,475
Series 2017-140, Class IO, 0.486%, 02/16/2059	19,473,482	659,292
Series 2017-159, Class IO, 0.434%, 06/16/2059	27,460,827	914,822
Series 2017-20, Class IO, 0.532%, 12/16/2058	25,603,366	678,666
Series 2017-22, Class IO, 0.795%, 12/16/2057	13,208,185	516,420

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2017-41, Class IO, 0.601%, 07/16/2058	$9,868,187	$285,181
Series 2017-46, Class IO, 0.696%, 11/16/2057	15,001,624	570,038
Series 2017-61, Class IO, 0.746%, 05/16/2059	21,898,405	838,545
Series 2018-158, Class IO, 0.770%, 05/16/2061	20,992,181	1,066,707
Series 2018-69, Class IO, 0.610%, 04/16/2060	22,880,814	1,067,614
Series 2019-131, Class IO, 0.802%, 07/16/2061	27,196,484	1,516,843
Series 2020-100, Class IO, 0.782%, 05/16/2062	28,963,510	1,729,153
Series 2020-108, Class IO, 0.847%, 06/16/2062	70,247,706	4,240,910
Series 2020-114, Class IO, 0.800%, 09/16/2062	69,086,608	4,266,015
Series 2020-118, Class IO, 0.885%, 06/16/2062	50,252,453	3,169,488
Series 2020-119, Class IO, 0.601%, 08/16/2062	28,711,083	1,469,640
Series 2020-120, Class IO, 0.760%, 05/16/2062	16,078,858	952,468
Series 2020-137, Class IO, 0.794%, 09/16/2062	89,694,514	5,172,494
Series 2020-150, Class IO, 0.961%, 12/16/2062	45,589,642	3,253,354
Series 2020-170, Class IO, 0.833%, 11/16/2062	58,739,975	3,778,925
Series 2020-92, Class IO, 0.877%, 02/16/2062	66,473,876	4,394,595
Series 2021-10, Class IO, 0.983%, 05/16/2063	42,837,724	3,160,589
Series 2021-11, Class IO, 1.020%, 12/16/2062	66,129,971	4,766,827
Series 2021-203, Class IO, 0.869%, 07/16/2063	55,619,777	3,787,568
Series 2021-3, Class IO, 0.867%, 09/16/2062	77,347,377	5,080,794
Series 2021-40, Class IO, 0.824%, 02/16/2063	20,306,801	1,320,937
Series 2022-181, Class IO, 0.715%, 07/16/2064	20,695,942	1,551,295
Series 2022-21, Class IO, 0.783%, 10/16/2063	19,044,875	1,245,152
		142,249,174
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $763,135,633)		$632,898,600
ASSET BACKED SECURITIES – 13.8%
ABPCI Direct Lending Fund I, Ltd. Series 2020-1A, Class A 3.199%, 12/20/2030 (B)	9,473,000	8,626,853
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2 1.937%, 08/15/2046 (B)	14,682,000	12,539,835
AmeriCredit Automobile Receivables Trust Series 2020-1, Class C 1.590%, 10/20/2025	7,850,000	7,595,947
Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
AMSR Trust
Series 2020-SFR2, Class A 1.632%, 07/17/2037 (B)	$9,605,000	$8,693,510
Series 2020-SFR4, Class A 1.355%, 11/17/2037 (B)	2,973,000	2,660,400
Series 2021-SFR1, Class B 2.153%, 06/17/2038 (B)(E)	7,744,000	6,236,740
Series 2021-SFR4, Class A 2.117%, 12/17/2038 (B)	1,681,000	1,449,820
Apex Credit CLO, Ltd. Series 2020-1A, Class A1R (3 month CME Term SOFR + 1.230%) 5.193%, 10/20/2031 (B)(D)	14,099,000	13,778,093
Applebee's Funding LLC Series 2019-1A, Class A2I 4.194%, 06/05/2049 (B)	10,925,640	10,735,403
Aqua Finance Trust Series 2021-A, Class A 1.540%, 07/17/2046 (B)	3,248,584	2,970,216
Arby's Funding LLC Series 2020-1A, Class A2 3.237%, 07/30/2050 (B)	10,411,353	8,799,321
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A 2.360%, 03/20/2026 (B)	10,031,000	9,335,939
Series 2020-1A, Class A 2.330%, 08/20/2026 (B)	6,502,000	6,016,628
Bain Capital Credit CLO, Ltd. Series 2017-1A, Class BR (3 month LIBOR + 1.500%) 5.743%, 07/20/2030 (B)(D)	8,160,000	7,810,083
Balboa Bay Loan Funding, Ltd. Series 2021-1A, Class A (3 month LIBOR + 1.200%) 5.443%, 07/20/2034 (B)(D)	3,723,000	3,629,519
Barings CLO, Ltd. Series 2013-IA, Class AR (3 month LIBOR + 0.800%) 5.043%, 01/20/2028 (B)(D)	8,248,219	8,187,248
Beacon Container Finance II LLC Series 2021-1A, Class A 2.250%, 10/22/2046 (B)	11,090,250	9,396,335
BRE Grand Islander Timeshare Issuer LLC Series 2019-A, Class A 3.280%, 09/26/2033 (B)	2,694,808	2,530,912
Carlyle U.S. CLO, Ltd. Series 2019-2A, Class A1R (3 month LIBOR + 1.120%) 5.199%, 07/15/2032 (B)(D)	4,566,000	4,457,452
CarMax Auto Owner Trust Series 2022-4, Class A3 5.340%, 08/16/2027	8,039,000	8,116,435
CARS-DB4 LP Series 2020-1A, Class A1 2.690%, 02/15/2050 (B)	8,675,117	8,085,887
CF Hippolyta Issuer LLC
Series 2020-1, Class A1 1.690%, 07/15/2060 (B)	10,464,546	9,340,571
Series 2021-1A, Class A1 1.530%, 03/15/2061 (B)	9,823,659	8,494,324
Chase Auto Credit Linked Notes Series 2021-3, Class B 0.760%, 02/26/2029 (B)	3,410,017	3,214,026

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
CLI Funding VI LLC Series 2020-1A, Class A 2.080%, 09/18/2045 (B)	$11,853,121	$10,261,702
CLI Funding VIII LLC
Series 2021-1A, Class A 1.640%, 02/18/2046 (B)	9,558,667	8,150,426
Series 2022-1A, Class A 2.720%, 01/18/2047 (B)	6,261,669	5,317,091
DataBank Issuer
Series 2021-1A, Class A2 2.060%, 02/27/2051 (B)	15,959,000	13,822,881
Series 2021-2A, Class A2 2.400%, 10/25/2051 (B)	6,935,000	6,005,682
DB Master Finance LLC
Series 2017-1A, Class A2II 4.030%, 11/20/2047 (B)	4,103,370	3,729,910
Series 2021-1A, Class A2I 2.045%, 11/20/2051 (B)	16,136,010	13,773,214
Diamond Infrastructure Funding LLC Series 2021-1A, Class A 1.760%, 04/15/2049 (B)	10,459,000	8,566,829
DLLAA LLC Series 2021-1A, Class A3 0.670%, 04/17/2026 (B)	883,000	831,585
Domino's Pizza Master Issuer LLC
Series 2017-1A, Class A23 4.118%, 07/25/2047 (B)	11,698,605	10,720,894
Series 2019-1A, Class A2 3.668%, 10/25/2049 (B)	3,501,000	3,024,304
Series 2021-1A, Class A2I 2.662%, 04/25/2051 (B)	7,564,800	6,291,508
Driven Brands Funding LLC
Series 2018-1A, Class A2 4.739%, 04/20/2048 (B)	3,609,900	3,352,644
Series 2020-2A, Class A2 3.237%, 01/20/2051 (B)	7,462,088	6,169,818
Series 2021-1A, Class A2 2.791%, 10/20/2051 (B)	9,292,140	7,369,132
Eaton Vance CLO, Ltd. Series 2020-2A, Class BR (3 month LIBOR + 1.700%) 5.779%, 01/15/2035 (B)(D)	6,040,000	5,740,821
Elara HGV Timeshare Issuer LLC Series 2019-A, Class A 2.610%, 01/25/2034 (B)	3,569,981	3,310,221
Elmwood CLO IV, Ltd. Series 2020-1A, Class A (3 month LIBOR + 1.240%) 5.319%, 04/15/2033 (B)(D)	7,297,000	7,177,993
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.740%, 01/15/2026	3,833,932	3,750,305
FirstKey Homes Trust
Series 2020-SFR1, Class A 1.339%, 08/17/2037 (B)	2,493,638	2,228,407
Series 2020-SFR2, Class A 1.266%, 10/19/2037 (B)	7,318,713	6,484,881
Series 2021-SFR1, Class A 1.538%, 08/17/2038 (B)	5,590,697	4,848,212
Series 2021-SFR1, Class C 1.888%, 08/17/2038 (B)	12,224,000	10,359,027
Five Guys Funding LLC Series 2017-1A, Class A2 4.600%, 07/25/2047 (B)	6,676,488	6,249,600
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 3.208%, 01/22/2029 (B)	7,732,000	7,059,161
Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Golub Capital Partners Funding, Ltd. (continued)
Series 2021-1A, Class A2 2.773%, 04/20/2029 (B)	$7,518,000	$6,798,137
HalseyPoint CLO II, Ltd. Series 2020-2A, Class B (3 month LIBOR + 1.640%) 5.883%, 07/20/2031 (B)(D)	7,083,000	6,887,169
HI-FI Music IP Issuer LP Series 2022-1A, Class A2 3.939%, 02/01/2062 (B)	6,373,000	5,708,647
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.540%, 02/25/2032 (B)	1,529,138	1,477,871
Home Partners of America Trust
Series 2019-1, Class A 2.908%, 09/17/2039 (B)	11,624,340	10,430,071
Series 2021-2, Class A 1.901%, 12/17/2026 (B)	3,220,269	2,781,435
Hotwire Funding LLC Series 2021-1, Class A2 2.311%, 11/20/2051 (B)	4,624,000	4,011,500
Hyundai Auto Receivables Trust Series 2022-C, Class A3 5.390%, 06/15/2027	11,052,000	11,165,558
Jack in the Box Funding LLC
Series 2019-1A, Class A23 4.970%, 08/25/2049 (B)	2,567,273	2,267,857
Series 2022-1A, Class A2I 3.445%, 02/26/2052 (B)	8,483,805	7,354,984
Laurel Road Prime Student Loan Trust Series 2019-A, Class A2FX 2.730%, 10/25/2048 (B)	617,139	599,600
Madison Park Funding XXIII, Ltd. Series 2017-23A, Class BR (3 month LIBOR + 1.550%) 5.908%, 07/27/2031 (B)(D)	10,046,000	9,775,381
Marathon CLO X, Ltd. Series 2017-10A, Class A1AR (3 month LIBOR + 1.000%) 5.606%, 11/15/2029 (B)(D)	8,834,321	8,702,540
Mercedes-Benz Auto Receivables Trust Series 2022-1, Class A3 5.210%, 08/16/2027	6,736,000	6,794,050
Monroe Capital Funding, Ltd. Series 2021-1A, Class A2 2.815%, 04/22/2031 (B)	13,424,000	12,325,170
MVW Owner Trust Series 2018-1A, Class A 3.450%, 01/21/2036 (B)	2,600,447	2,518,508
Navient Private Education Loan Trust Series 2016-AA, Class A2A 3.910%, 12/15/2045 (B)	1,753,154	1,696,283
Navient Private Education Refi Loan Trust
Series 2019-EA, Class A2A 2.640%, 05/15/2068 (B)	3,291,279	3,098,151
Series 2019-FA, Class A2 2.600%, 08/15/2068 (B)	3,480,395	3,220,024
Series 2020-BA, Class A2 2.120%, 01/15/2069 (B)	6,927,723	6,288,930
Series 2020-GA, Class A 1.170%, 09/16/2069 (B)	5,927,352	5,257,214
Series 2020-HA, Class A 1.310%, 01/15/2069 (B)	7,309,234	6,559,861
Series 2021-A, Class A 0.840%, 05/15/2069 (B)	7,435,026	6,428,380

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Navient Student Loan Trust Series 2020-2A, Class A1A 1.320%, 08/26/2069 (B)	$6,373,146	$5,340,333
Neighborly Issuer LLC
Series 2021-1A, Class A2 3.584%, 04/30/2051 (B)	13,393,045	10,716,565
Series 2022-1A, Class A2 3.695%, 01/30/2052 (B)	5,506,390	4,364,563
Neuberger Berman CLO XX, Ltd. Series 2015-20A, Class BRR (3 month LIBOR + 1.650%) 5.729%, 07/15/2034 (B)(D)	2,978,000	2,866,596
Neuberger Berman Loan Advisers CLO 34, Ltd. Series 2019-34A, Class BR (3 month CME Term SOFR + 1.750%) 5.713%, 01/20/2035 (B)(D)	7,187,000	6,901,827
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 1.910%, 10/20/2061 (B)	12,983,000	10,970,242
Series 2021-1, Class B1 2.410%, 10/20/2061 (B)	3,933,000	3,231,018
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A 3.844%, 12/25/2025 (B)	1,865,500	1,700,097
Series 2021-FHT1, Class A 3.104%, 07/25/2026 (B)	1,981,723	1,729,552
Oaktree CLO, Ltd. Series 2021-1A, Class A1 (3 month LIBOR + 1.160%) 5.239%, 07/15/2034 (B)(D)	11,169,000	10,883,666
Ocean Trails CLO X Series 2020-10A, Class AR (3 month LIBOR + 1.220%) 5.299%, 10/15/2034 (B)(D)	5,975,000	5,780,239
OCP CLO, Ltd. Series 2020-19A, Class AR (3 month LIBOR + 1.150%) 5.393%, 10/20/2034 (B)(D)	4,404,000	4,293,319
Oxford Finance Funding LLC Series 2020-1A, Class A2 3.101%, 02/15/2028 (B)	4,299,684	4,252,163
Palmer Square Loan Funding, Ltd. Series 2021-3A, Class A2 (3 month LIBOR + 1.400%) 5.643%, 07/20/2029 (B)(D)	6,333,000	6,145,360
Progress Residential Trust
Series 2021-SFR2, Class A 1.546%, 04/19/2038 (B)	19,357,702	16,911,030
Series 2021-SFR5, Class A 1.427%, 07/17/2038 (B)	13,650,386	11,744,029
Series 2021-SFR8, Class B 1.681%, 10/17/2038 (B)	4,514,000	3,729,377
SCF Equipment Leasing LLC
Series 2019-2A, Class C 3.110%, 06/21/2027 (B)	12,112,000	11,437,958
Series 2021-1A, Class B 1.370%, 08/20/2029 (B)	6,799,000	6,105,430
Series 2022-2A, Class A3 6.500%, 10/21/2030 (B)	12,961,000	13,079,754
SERVPRO Master Issuer LLC Series 2021-1A, Class A2 2.394%, 04/25/2051 (B)	7,130,415	5,577,453
Sesac Finance LLC Series 2019-1, Class A2 5.216%, 07/25/2049 (B)	10,110,375	9,333,180
Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC Series 2021-1A, Class A 0.990%, 11/20/2037 (B)	$4,516,246	$4,178,890
SMB Private Education Loan Trust
Series 2019-B, Class A2A 2.840%, 06/15/2037 (B)	7,068,639	6,607,727
Series 2020-PTA, Class A2A 1.600%, 09/15/2054 (B)	5,718,575	5,080,001
Series 2021-A, Class APT2 1.070%, 01/15/2053 (B)	4,344,404	3,725,154
SoFi Professional Loan Program LLC Series 2019-B, Class A2FX 3.090%, 08/17/2048 (B)	1,354,801	1,273,950
Sonic Capital LLC
Series 2020-1A, Class A2I 3.845%, 01/20/2050 (B)	8,568,297	7,596,138
Series 2020-1A, Class A2II 4.336%, 01/20/2050 (B)	7,448,060	6,308,075
Series 2021-1A, Class A2I 2.190%, 08/20/2051 (B)	6,999,400	5,573,111
Sound Point CLO XXVII, Ltd. Series 2020-2A, Class B1R (3 month LIBOR + 1.650%) 6.008%, 10/25/2034 (B)(D)	3,676,000	3,388,632
Starwood Property Mortgage Trust Series 2021-SIF2A, Class A1 (3 month CME Term SOFR + 1.550%) 5.414%, 01/15/2033 (B)(D)	10,802,000	10,602,325
Sunbird Engine Finance LLC Series 2020-1A, Class A 3.671%, 02/15/2045 (B)	3,802,191	3,029,820
Taco Bell Funding LLC Series 2021-1A, Class A2I 1.946%, 08/25/2051 (B)	14,207,490	12,005,656
TIF Funding II LLC
Series 2020-1A, Class A 2.090%, 08/20/2045 (B)	13,593,335	11,664,529
Series 2021-1A, Class A 1.650%, 02/20/2046 (B)	5,894,646	4,888,699
Toyota Auto Receivables Owner Trust Series 2022-D, Class A3 5.300%, 09/15/2027	9,651,000	9,761,408
Tricon American Homes Trust Series 2020-SFR2, Class A 1.482%, 11/17/2039 (B)	9,633,578	7,972,186
Triton Container Finance VIII LLC
Series 2020-1A, Class A 2.110%, 09/20/2045 (B)	13,709,930	11,729,650
Series 2021-1A, Class A 1.860%, 03/20/2046 (B)	8,110,710	6,762,417
Vantage Data Centers LLC
Series 2019-1A, Class A2 3.188%, 07/15/2044 (B)	9,723,700	9,241,985
Series 2020-1A, Class A2 1.645%, 09/15/2045 (B)	8,834,000	7,790,916
Series 2020-2A, Class A2 1.992%, 09/15/2045 (B)	6,853,000	5,629,913
VCP RRL ABS I, Ltd. Series 2021-1A, Class A 2.152%, 10/20/2031 (B)	3,178,184	2,879,480
VR Funding LLC Series 2020-1A, Class A 2.790%, 11/15/2050 (B)	8,833,536	7,346,595
VSE VOI Mortgage LLC Series 2017-A, Class A 2.330%, 03/20/2035 (B)	2,657,139	2,542,593

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Wendy's Funding LLC Series 2021-1A, Class A2I 2.370%, 06/15/2051 (B)	$8,033,660	$6,485,767
Westgate Resorts LLC Series 2022-1A, Class A 1.788%, 08/20/2036 (B)	7,166,858	6,753,519
Willis Engine Structured Trust V Series 2020-A, Class A 3.228%, 03/15/2045 (B)	3,137,276	2,412,676
Wingstop Funding LLC Series 2020-1A, Class A2 2.841%, 12/05/2050 (B)	15,674,670	13,246,350
Zaxby's Funding LLC Series 2021-1A, Class A2 3.238%, 07/30/2051 (B)	6,203,475	4,993,041
TOTAL ASSET BACKED SECURITIES (Cost $915,468,103)		$818,010,020
SHORT-TERM INVESTMENTS – 3.3%
Short-term funds – 3.3%
John Hancock Collateral Trust, 4.2988% (F)(G)	19,524,239	195,160,389
TOTAL SHORT-TERM INVESTMENTS (Cost $195,134,100)		$195,160,389
Total Investments (Select Bond Trust) (Cost $6,782,769,491) – 102.4%		$6,099,002,103
Other assets and liabilities, net – (2.4%)		(140,192,678)
TOTAL NET ASSETS – 100.0%		$5,958,809,425
SALE COMMITMENTS OUTSTANDING - (0.1)%
U.S. Government Agency – (0.1%)
Federal National Mortgage Association 4.500%, TBA (A)	$(6,000,000)	$(5,971,435)
TOTAL SALE COMMITMENTS OUTSTANDING (Proceeds received $5,913,115)		$(5,971,435)
Select Bond Trust (continued)
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,636,333,491 or 27.5% of the fund's net assets as of 12-31-22.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-22.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
U.S. Treasury Long Bond Futures	358	Long	Mar 2023	$44,848,560	$44,873,062	$24,502
						$24,502

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Short Term Government Income Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 93.6%
U.S. Government – 26.0%
U.S. Treasury Notes
0.625%, 07/31/2026	$1,000,000	$883,633
0.875%, 06/30/2026	1,800,000	1,609,594
1.125%, 10/31/2026	2,500,000	2,236,035
2.000%, 05/31/2024	2,000,000	1,926,953
2.125%, 03/31/2024	2,700,000	2,615,625
2.625%, 06/30/2023 to 04/15/2025	2,665,000	2,583,480
Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
2.750%, 07/31/2023	$3,215,000	$3,180,087
2.875%, 11/30/2023	13,345,000	13,127,099
3.875%, 11/30/2027	11,500,000	11,437,109
4.250%, 10/15/2025	2,500,000	2,498,047
		42,097,662

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency – 67.6%
Federal Farm Credit Bank
0.500%, 12/23/2025 to 02/04/2026	$10,000,000	$8,882,499
0.680%, 01/13/2027	6,000,000	5,191,786
1.600%, 12/14/2026	2,000,000	1,797,473
3.370%, 12/08/2025	2,000,000	1,926,362
Federal Home Loan Bank
0.625%, 11/27/2024	2,000,000	1,854,030
0.650%, 02/26/2026	6,000,000	5,324,741
0.700%, 01/28/2026	7,000,000	6,239,161
0.850%, 10/28/2024	4,000,000	3,729,665
0.900%, 02/26/2027	2,000,000	1,726,194
1.000%, 11/08/2024 to 03/23/2026	3,950,000	3,614,883
1.100%, 07/13/2026 to 08/20/2026	3,000,000	2,666,744
2.750%, 03/25/2027	2,600,000	2,425,634
2.875%, 09/13/2024	5,500,000	5,339,206
3.250%, 06/09/2025	2,415,000	2,328,013
3.500%, 05/19/2025	4,000,000	3,902,394
4.130%, 08/28/2025	2,500,000	2,459,828
5.000%, 10/20/2025 to 09/14/2027	3,300,000	3,285,024
6.000%, 11/23/2027	1,500,000	1,501,328
6.125%, 11/16/2027	1,125,000	1,066,447
Federal Home Loan Mortgage Corp.
0.375%, 09/23/2025	3,060,000	2,753,636
0.640%, 11/24/2025	2,000,000	1,792,046
0.650%, 10/22/2025	2,000,000	1,794,919
0.700%, 12/23/2025	2,000,000	1,791,097
0.800%, 10/27/2026	2,000,000	1,745,709
1.500%, 02/12/2025	6,000,000	5,653,679
2.500%, 09/01/2034	1,631,825	1,506,714
2.829%, (12 month LIBOR + 1.617%), 05/01/2045 (A)	320,463	319,636
3.000%, 07/01/2030 to 12/01/2032	1,934,995	1,849,443
3.500%, 04/01/2032	861,917	832,354
4.050%, 08/28/2025	2,000,000	1,961,264
4.250%, 08/25/2027	2,000,000	1,958,428
7.000%, 04/01/2031 to 04/01/2032	253	266
Federal National Mortgage Association
0.375%, 08/25/2025	5,000,000	4,509,426
0.625%, 04/22/2025	4,000,000	3,674,974
0.650%, 12/17/2025	2,000,000	1,789,260
2.500%, 10/01/2027 to 09/01/2034	1,944,451	1,805,899
3.000%, 03/01/2028 to 09/01/2034	5,092,516	4,865,569
3.500%, 07/01/2031 to 06/01/2034	3,329,403	3,220,639
6.500%, 01/01/2039	240,055	255,535
7.000%, 12/01/2026 to 01/01/2029	633	657
8.000%, 10/01/2024 to 09/01/2030	703	745
		109,343,307
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $161,990,965)		$151,440,969
MUNICIPAL BONDS – 4.7%
City of Houston (Texas) 3.628%, 05/15/2024	1,000,000	984,253
City of Houston, GO (Texas) 2.110%, 03/01/2025	1,000,000	942,323
City of New York, GO
1.990%, 10/01/2026	1,000,000	902,673
3.250%, 03/01/2024	1,000,000	984,640
County of Orange (Florida) 2.280%, 01/01/2026	1,000,000	927,833
Los Angeles Unified School District, GO (California) 1.540%, 09/15/2025	1,000,000	918,722
Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
New York State Urban Development Corp. 3.080%, 03/15/2024	$1,000,000	$982,405
State of California, GO 2.375%, 10/01/2026	1,000,000	920,529
TOTAL MUNICIPAL BONDS (Cost $8,154,470)		$7,563,378
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
U.S. Government Agency – 0.8%
Federal Home Loan Mortgage Corp.
Series K026, Class X1 IO, 0.877%, 11/25/2022	604,724	1
Series K030, Class X1 IO, 0.137%, 04/25/2023	95,307,487	8,416
Series K038, Class X1 IO, 1.078%, 03/25/2024	7,431,224	71,218
Federal National Mortgage Association
Series 427, Class C20 IO, 2.000%, 02/25/2051	1,197,421	138,304
Series 427, Class C77 IO, 2.500%, 09/25/2051	569,305	85,693
Government National Mortgage Association
Series 2012-114, Class IO, 0.611%, 01/16/2053	947,174	14,579
Series 2017-109, Class IO, 0.271%, 04/16/2057	972,898	20,101
Series 2017-124, Class IO, 0.620%, 01/16/2059	835,177	25,609
Series 2017-140, Class IO, 0.486%, 02/16/2059	648,262	21,947
Series 2017-20, Class IO, 0.532%, 12/16/2058	1,586,833	42,062
Series 2017-41, Class IO, 0.601%, 07/16/2058	889,582	25,708
Series 2017-46, Class IO, 0.696%, 11/16/2057	1,340,663	50,943
Series 2017-61, Class IO, 0.746%, 05/16/2059	754,580	28,895
Series 2017-74, Class IO, 0.451%, 09/16/2058	1,295,865	31,581
Series 2017-89, Class IO, 0.502%, 07/16/2059	1,119,560	36,835
Series 2018-9, Class IO, 0.442%, 01/16/2060	1,368,006	42,894
Series 2020-118, Class IO, 0.885%, 06/16/2062	1,374,870	86,715
Series 2020-119, Class IO, 0.601%, 08/16/2062	791,163	40,497
Series 2020-120, Class IO, 0.760%, 05/16/2062	2,080,692	123,255
Series 2020-137, Class IO, 0.794%, 09/16/2062	1,417,320	81,734
Series 2020-170, Class IO, 0.833%, 11/16/2062	1,558,938	100,291
Series 2021-40, Class IO, 0.824%, 02/16/2063	492,705	32,050
Series 2022-53, Class IO, 0.712%, 06/16/2064	1,747,618	98,838
		1,208,166
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,332,194)		$1,208,166

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 0.3%
Short-term funds – 0.3%
John Hancock Collateral Trust, 4.2988% (B)(C)	48,513	$484,928
TOTAL SHORT-TERM INVESTMENTS (Cost $484,880)		$484,928
Total Investments (Short Term Government Income Trust) (Cost $173,962,509) – 99.4%		$160,697,441
Other assets and liabilities, net – 0.6%		1,042,839
TOTAL NET ASSETS – 100.0%		$161,740,280
Security Abbreviations and Legend
GO	General Obligation
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	The rate shown is the annualized seven-day yield as of 12-31-22.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Strategic Income Opportunities Trust
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 13.1%
U.S. Government – 9.6%
U.S. Treasury Bonds
2.000%, 02/15/2050		$1,800,000	$1,188,773
2.375%, 02/15/2042		4,210,000	3,214,401
2.750%, 11/15/2042		995,000	797,555
3.000%, 02/15/2049 to 08/15/2052		8,210,000	6,761,936
U.S. Treasury Notes
0.500%, 02/28/2026		1,775,000	1,581,622
1.500%, 01/31/2027		4,680,000	4,225,345
1.875%, 02/15/2032		2,374,000	2,013,912
2.375%, 03/31/2029		2,195,000	1,995,907
2.625%, 05/31/2027		1,015,000	956,756
2.750%, 08/15/2032		4,205,000	3,829,178
2.875%, 05/15/2032		10,035,000	9,247,880
			35,813,265
U.S. Government Agency – 3.5%
Federal Home Loan Mortgage Corp.
4.500%, 08/01/2052		1,362,720	1,314,816
5.000%, 08/01/2052 to 11/01/2052		3,333,953	3,324,138
5.500%, 11/01/2052		736,127	744,660
Federal National Mortgage Association
4.500%, 09/01/2052		2,120,727	2,063,406
5.000%, 11/01/2052		795,882	792,930
5.500%, 10/01/2052 to 12/01/2052		4,738,526	4,781,213
			13,021,163
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $52,046,024)			$48,834,428
FOREIGN GOVERNMENT OBLIGATIONS – 22.4%
Australia – 1.4%
Commonwealth of Australia
0.250%, 11/21/2024	AUD	2,210,000	1,417,571
0.500%, 09/21/2026		775,000	470,350
1.000%, 12/21/2030 to 11/21/2031		1,835,000	980,575
New South Wales Treasury Corp.
1.250%, 03/20/2025		1,370,000	880,748
3.000%, 05/20/2027		1,260,000	818,587
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Australia (continued)
Queensland Treasury Corp. 2.750%, 08/20/2027 (A)	AUD	910,000	$582,875
			5,150,706
Austria – 0.2%
Republic of Austria 0.500%, 02/20/2029 (A)	EUR	755,000	695,598
Brazil – 0.6%
Federative Republic of Brazil 10.000%, 01/01/2025 to 01/01/2027	BRL	12,035,000	2,173,560
Canada – 2.6%
Canada Housing Trust No. 1
1.250%, 06/15/2026 (A)	CAD	1,425,000	964,811
1.950%, 12/15/2025 (A)		1,675,000	1,169,692
CPPIB Capital, Inc. 2.250%, 12/01/2031 (A)		635,000	404,548
Government of Canada 1.500%, 09/01/2024		885,000	626,951
Province of Ontario
1.350%, 12/02/2030		5,160,000	3,132,890
2.900%, 06/02/2028		1,815,000	1,278,248
3.450%, 06/02/2045		1,060,000	682,917
Province of Quebec
0.200%, 04/07/2025	EUR	285,000	284,513
1.500%, 12/15/2023	GBP	497,000	587,179
3.000%, 09/01/2023	CAD	650,000	475,033
			9,606,782
China – 1.2%
People's Republic of China
1.990%, 04/09/2025	CNY	12,420,000	1,767,854
2.690%, 08/12/2026		4,220,000	608,712
2.880%, 11/05/2023		14,670,000	2,122,743
			4,499,309
Colombia – 0.3%
Republic of Colombia
3.250%, 04/22/2032		$955,000	694,474
4.500%, 03/15/2029		235,000	203,052
5.625%, 02/26/2044		235,000	172,343
			1,069,869
Greece – 0.6%
Republic of Greece
1.500%, 06/18/2030 (A)	EUR	1,020,000	884,396
2.000%, 04/22/2027 (A)		779,000	780,040
4.200%, 01/30/2042		685,000	729,592
			2,394,028
India – 0.4%
Export-Import Bank of India 3.875%, 02/01/2028 (A)		$630,000	583,758
Republic of India
6.100%, 07/12/2031	INR	33,840,000	376,419
6.450%, 10/07/2029		33,000,000	380,349
7.270%, 04/08/2026		15,300,000	185,023
			1,525,549
Indonesia – 3.1%
Perusahaan Penerbit SBSN Indonesia III 4.150%, 03/29/2027 (A)		$940,000	921,200
Republic of Indonesia
1.100%, 03/12/2033	EUR	261,000	202,929
2.150%, 07/18/2024 (A)		740,000	774,472
2.625%, 06/14/2023 (A)		850,000	907,444
3.050%, 03/12/2051		$545,000	391,092
3.850%, 10/15/2030		405,000	378,749
5.125%, 04/15/2027	IDR	6,216,000,000	383,965

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia (continued)
Republic of Indonesia (continued)
6.375%, 04/15/2032	IDR	30,847,000,000	$1,904,355
6.500%, 06/15/2025		27,798,000,000	1,800,306
6.625%, 05/15/2033		6,431,000,000	401,410
7.500%, 06/15/2035 to 05/15/2038		10,834,000,000	716,364
8.125%, 05/15/2024		3,514,000,000	232,794
8.375%, 09/15/2026		12,897,000,000	884,576
8.750%, 05/15/2031		17,423,000,000	1,246,292
9.000%, 03/15/2029		6,709,000,000	479,359
			11,625,307
Ireland – 0.1%
Republic of Ireland 1.100%, 05/15/2029	EUR	315,000	301,967
Italy – 0.5%
Republic of Italy
1.250%, 02/17/2026		$742,000	643,612
1.850%, 07/01/2025 (A)	EUR	1,325,000	1,362,341
			2,005,953
Japan – 1.1%
Government of Japan
0.005%, 03/20/2027	JPY	107,000,000	808,856
0.100%, 06/20/2025		447,900,000	3,416,411
			4,225,267
Malaysia – 1.2%
Government of Malaysia
3.733%, 06/15/2028	MYR	1,930,000	432,761
3.828%, 07/05/2034		1,965,000	431,857
3.844%, 04/15/2033		4,313,000	955,808
3.882%, 03/14/2025		2,835,000	646,408
3.899%, 11/16/2027		3,370,000	765,867
3.900%, 11/30/2026		1,805,000	410,631
4.059%, 09/30/2024		3,895,000	888,880
			4,532,212
Mexico – 1.7%
Government of Mexico
5.000%, 03/06/2025	MXN	22,890,000	1,064,934
5.750%, 03/05/2026		24,110,000	1,119,108
7.500%, 06/03/2027		44,140,000	2,135,002
7.750%, 05/29/2031		40,230,000	1,910,391
			6,229,435
New Zealand – 1.5%
Government of New Zealand
0.500%, 05/15/2024 to 05/15/2026	NZD	6,945,000	4,018,504
4.500%, 04/15/2027		755,000	477,955
New Zealand Local Government Funding Agency
1.500%, 04/15/2026		680,000	381,602
4.500%, 04/15/2027		1,190,000	732,459
			5,610,520
Norway – 1.5%
Kingdom of Norway
1.500%, 02/19/2026 (A)	NOK	7,640,000	743,385
1.750%, 03/13/2025 to 02/17/2027 (A)		19,650,000	1,929,041
2.000%, 05/24/2023 (A)		5,505,000	559,441
2.125%, 05/18/2032 (A)		10,990,000	1,027,015
Kommunalbanken AS
4.250%, 07/16/2025	AUD	1,070,000	726,766
5.250%, 07/15/2024		764,000	528,173
			5,513,821
Philippines – 0.5%
Republic of the Philippines
0.875%, 05/17/2027	EUR	1,465,000	1,378,213
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Philippines (continued)
Republic of the Philippines (continued)
6.250%, 01/14/2036	PHP	43,000,000	$701,878
			2,080,091
Portugal – 0.5%
Republic of Portugal
0.700%, 10/15/2027 (A)	EUR	435,000	419,790
1.650%, 07/16/2032 (A)		1,780,000	1,618,088
			2,037,878
Qatar – 0.2%
State of Qatar 4.817%, 03/14/2049 (A)		$710,000	690,475
Singapore – 0.3%
Republic of Singapore
1.250%, 11/01/2026	SGD	905,000	638,108
2.375%, 06/01/2025		650,000	478,651
			1,116,759
South Korea – 1.3%
Republic of Korea
2.125%, 06/10/2027	KRW	1,303,700,000	959,600
2.375%, 03/10/2027		3,972,830,000	2,966,109
3.125%, 09/10/2024		1,248,530,000	977,174
			4,902,883
Spain – 0.5%
Kingdom of Spain
0.250%, 07/30/2024 (A)	EUR	875,000	899,096
0.800%, 07/30/2027 (A)		865,000	834,834
			1,733,930
Sweden – 0.3%
Kingdom of Sweden 0.125%, 04/24/2023 (A)		955,000	1,015,031
United Arab Emirates – 0.4%
Government of Abu Dhabi
1.700%, 03/02/2031 (A)		$465,000	383,353
3.125%, 04/16/2030 (A)		730,000	676,894
3.875%, 04/16/2050 (A)		475,000	401,988
			1,462,235
United Kingdom – 0.4%
Government of United Kingdom
0.125%, 01/31/2024	GBP	1,070,000	1,245,293
0.250%, 01/31/2025		335,000	376,237
			1,621,530
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $95,123,503)			$83,820,695
CORPORATE BONDS – 48.5%
Communication services – 5.4%
AT&T, Inc. 0.900%, 03/25/2024		$315,000	299,130
CCO Holdings LLC
4.250%, 02/01/2031 (A)		1,645,000	1,319,479
4.500%, 08/15/2030 to 06/01/2033 (A)		1,245,000	998,511
4.750%, 03/01/2030 (A)		1,030,000	888,287
Cellnex Telecom SA 1.875%, 06/26/2029	EUR	500,000	437,130
Charter Communications Operating LLC
2.800%, 04/01/2031		$230,000	179,057
5.125%, 07/01/2049		1,395,000	1,054,846
5.750%, 04/01/2048		790,000	646,765
CT Trust 5.125%, 02/03/2032 (A)		360,000	316,113
Globo Comunicacao e Participacoes SA 5.500%, 01/14/2032 (A)		550,000	469,017

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
IHS Holding, Ltd. 6.250%, 11/29/2028 (A)		$370,000	$298,427
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029 (A)		785,000	650,300
Match Group Holdings II LLC 4.125%, 08/01/2030 (A)		705,000	575,539
Millicom International Cellular SA 4.500%, 04/27/2031 (A)		530,000	445,793
News Corp. 3.875%, 05/15/2029 (A)		1,685,000	1,461,552
Sirius XM Radio, Inc. 4.125%, 07/01/2030 (A)		1,160,000	957,244
T-Mobile USA, Inc.
2.625%, 04/15/2026 to 02/15/2029		670,000	583,598
2.875%, 02/15/2031		400,000	330,531
3.375%, 04/15/2029		470,000	413,962
3.500%, 04/15/2031		785,000	678,083
4.750%, 02/01/2028		165,000	160,427
Total Play Telecomunicaciones SA de CV 7.500%, 11/12/2025 (A)		895,000	784,687
Verizon Communications, Inc. 0.750%, 03/22/2024		236,000	223,889
Virgin Media Finance PLC 5.000%, 07/15/2030 (A)		720,000	577,483
Virgin Media Secured Finance PLC
4.500%, 08/15/2030 (A)		670,000	559,735
5.500%, 05/15/2029 (A)		1,161,000	1,040,001
Vmed O2 UK Financing I PLC
3.250%, 01/31/2031 (A)	EUR	735,000	627,454
4.250%, 01/31/2031 (A)		$1,225,000	991,656
VTR Comunicaciones SpA
4.375%, 04/15/2029 (A)		315,000	183,488
5.125%, 01/15/2028 (A)		415,000	257,737
VTR Finance NV 6.375%, 07/15/2028 (A)		510,000	193,951
WMG Acquisition Corp. 3.000%, 02/15/2031 (A)		1,910,000	1,526,262
			20,130,134
Consumer discretionary – 5.6%
BMW Finance NV 1.000%, 11/14/2024	EUR	410,000	422,008
Carnival Corp. 5.750%, 03/01/2027 (A)		$1,165,000	831,857
Ford Motor Company 3.250%, 02/12/2032		580,000	434,966
Ford Motor Credit Company LLC
2.748%, 06/14/2024	GBP	316,000	361,017
2.900%, 02/16/2028		$360,000	297,331
3.625%, 06/17/2031		1,220,000	958,381
4.000%, 11/13/2030		255,000	209,314
4.125%, 08/17/2027		205,000	183,475
4.542%, 08/01/2026		445,000	410,025
4.950%, 05/28/2027		1,115,000	1,040,184
General Motors Financial Company, Inc.
1.200%, 10/15/2024		1,090,000	1,009,086
3.500%, 11/07/2024		825,000	794,423
Hilton Domestic Operating Company, Inc.
3.625%, 02/15/2032 (A)		485,000	388,388
4.875%, 01/15/2030		710,000	643,409
Hyatt Hotels Corp. 6.000%, 04/23/2030		744,000	727,800
MercadoLibre, Inc.
2.375%, 01/14/2026		565,000	506,862
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
MercadoLibre, Inc. (continued)
3.125%, 01/14/2031		$450,000	$347,895
MGM Resorts International 4.750%, 10/15/2028		105,000	91,650
New Red Finance, Inc.
3.500%, 02/15/2029 (A)		1,618,000	1,387,943
3.875%, 01/15/2028 (A)		970,000	867,709
4.000%, 10/15/2030 (A)		2,124,000	1,720,036
Premier Entertainment Sub LLC
5.625%, 09/01/2029 (A)		210,000	154,854
5.875%, 09/01/2031 (A)		503,000	355,822
Royal Caribbean Cruises, Ltd.
5.500%, 04/01/2028 (A)		1,235,000	985,586
11.625%, 08/15/2027 (A)		264,000	265,117
Travel + Leisure Company
4.500%, 12/01/2029 (A)		895,000	729,273
6.625%, 07/31/2026 (A)		372,000	363,913
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028 (A)		660,000	592,152
Yum! Brands, Inc.
3.625%, 03/15/2031		1,795,000	1,505,108
4.625%, 01/31/2032		875,000	773,436
4.750%, 01/15/2030 (A)		1,773,000	1,626,728
			20,985,748
Consumer staples – 3.4%
Becle SAB de CV 2.500%, 10/14/2031 (A)		795,000	617,715
Darling Ingredients, Inc. 6.000%, 06/15/2030 (A)		1,295,000	1,265,863
JBS USA LUX SA
3.625%, 01/15/2032 (A)		1,070,000	866,700
5.750%, 04/01/2033 (A)		735,000	701,028
Kraft Heinz Foods Company
3.000%, 06/01/2026		662,000	619,512
3.875%, 05/15/2027		370,000	353,497
4.250%, 03/01/2031		1,525,000	1,425,654
4.375%, 06/01/2046		280,000	227,529
4.625%, 10/01/2039		1,090,000	956,183
6.875%, 01/26/2039		1,220,000	1,323,534
7.125%, 08/01/2039 (A)		165,000	181,345
MARB BondCo PLC 3.950%, 01/29/2031 (A)		1,205,000	924,939
Natura & Company Luxembourg Holdings Sarl 6.000%, 04/19/2029 (A)		390,000	341,325
Natura Cosmeticos SA 4.125%, 05/03/2028 (A)		830,000	677,288
NBM US Holdings, Inc. 7.000%, 05/14/2026 (A)		205,000	203,567
Post Holdings, Inc.
4.500%, 09/15/2031 (A)		725,000	609,479
5.500%, 12/15/2029 (A)		285,000	257,901
5.625%, 01/15/2028 (A)		1,255,000	1,181,388
			12,734,447
Energy – 6.2%
Aker BP ASA 3.750%, 01/15/2030 (A)		750,000	659,770
Cenovus Energy, Inc.
3.500%, 02/07/2028	CAD	510,000	355,542
5.250%, 06/15/2037		$194,000	176,727
5.400%, 06/15/2047		777,000	694,978
6.750%, 11/15/2039		1,806,000	1,873,838
Cheniere Energy Partners LP
4.000%, 03/01/2031		1,252,000	1,065,903
4.500%, 10/01/2029		390,000	350,696

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Continental Resources, Inc.
2.875%, 04/01/2032 (A)		$1,206,000	$893,270
5.750%, 01/15/2031 (A)		1,490,000	1,386,982
Ecopetrol SA
4.625%, 11/02/2031		435,000	332,270
5.375%, 06/26/2026		230,000	216,925
5.875%, 05/28/2045		235,000	163,574
6.875%, 04/29/2030		470,000	426,211
Enbridge, Inc. 3.125%, 11/15/2029		990,000	863,138
EQT Corp.
3.125%, 05/15/2026 (A)		190,000	174,617
3.625%, 05/15/2031 (A)		2,235,000	1,894,020
3.900%, 10/01/2027		325,000	300,029
Kinder Morgan, Inc. 5.300%, 12/01/2034		230,000	215,246
MC Brazil Downstream Trading SARL 7.250%, 06/30/2031 (A)		955,000	787,496
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/2026 (A)		1,180,000	1,121,485
Occidental Petroleum Corp.
3.200%, 08/15/2026		154,000	141,488
3.400%, 04/15/2026		238,000	222,713
6.125%, 01/01/2031		775,000	782,122
6.625%, 09/01/2030		1,160,000	1,198,721
7.500%, 05/01/2031		335,000	357,937
Ovintiv, Inc. 6.500%, 08/15/2034 to 02/01/2038		1,375,000	1,375,219
Pertamina Persero PT
3.100%, 01/21/2030 (A)		255,000	221,240
3.650%, 07/30/2029 (A)		295,000	269,959
Petrorio Luxembourg Trading Sarl 6.125%, 06/09/2026 (A)		505,000	480,639
QatarEnergy Trading LLC
2.250%, 07/12/2031 (A)		935,000	773,563
3.300%, 07/12/2051 (A)		295,000	217,563
Southwestern Energy Company 5.700%, 01/23/2025		17,000	16,702
The Williams Companies, Inc. 3.500%, 11/15/2030		80,000	69,942
TransCanada PipeLines, Ltd.
1.000%, 10/12/2024		631,000	584,006
4.100%, 04/15/2030		1,060,000	971,031
Transcontinental Gas Pipe Line Company LLC 3.250%, 05/15/2030		80,000	69,423
Var Energi ASA 7.500%, 01/15/2028 (A)		680,000	692,649
Western Midstream Operating LP 4.300%, 02/01/2030		975,000	851,097
			23,248,731
Financials – 8.7%
American International Group, Inc. 8.175%, (8.175% to 5-15-38, then 3 month LIBOR + 4.195%), 05/15/2058		1,700,000	1,887,000
Asian Development Bank 3.000%, 10/14/2026	AUD	565,000	367,248
Banco Actinver SA
4.800%, 12/18/2032 (A)		$215,000	117,175
9.500%, 12/18/2032 (A)	MXN	5,840,000	157,340
Bank of America Corp. 0.981%, (0.981% to 9-25-24, then SOFR + 0.910%), 09/25/2025		$620,000	570,633
Berkshire Hathaway Finance Corp. 2.375%, 06/19/2039	GBP	610,000	521,785
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Berkshire Hathaway, Inc., Zero Coupon 0.000%, 03/12/2025	EUR	975,000	$966,159
BNG Bank NV 0.250%, 06/07/2024		395,000	406,019
BNP Paribas SA 2.219%, (2.219% to 6-9-25, then SOFR + 2.074%), 06/09/2026 (A)		$990,000	908,957
Capital One Financial Corp. 0.800%, 06/12/2024	EUR	155,000	157,727
Chubb INA Holdings, Inc. 0.300%, 12/15/2024		875,000	872,315
Citigroup, Inc. 2.563%, (3 month EURIBOR + 0.500%), 03/21/2023 (B)		535,000	572,896
DB Insurance Company, Ltd.
3.512%, 05/25/2024	KRW	1,000,000,000	776,696
3.865%, 05/25/2027		1,000,000,000	760,065
European Investment Bank 3.778%, (SONIA + 0.350%), 06/29/2023 (B)	GBP	550,000	665,649
Inter-American Development Bank
2.700%, 01/29/2026	AUD	582,000	378,249
2.750%, 10/30/2025		500,000	327,154
International Bank for Reconstruction & Development
1.800%, 01/19/2027	CAD	625,000	426,066
1.900%, 01/16/2025		1,390,000	979,396
2.875%, 11/30/2026	NZD	715,000	415,878
International Finance Corp.
0.375%, 09/10/2025		1,240,000	688,858
2.550%, 09/18/2023	CNY	3,110,000	447,960
3.600%, 02/24/2026	AUD	1,395,000	932,208
Intesa Sanpaolo SpA 4.198%, (4.198% to 6-1-31, then 1 Year CMT + 2.600%), 06/01/2032 (A)		$740,000	543,684
JPMorgan Chase & Co.
0.563%, (0.563% to 2-16-24, then SOFR + 0.420%), 02/16/2025		1,020,000	961,941
0.653%, (0.653% to 9-16-23, then 3 month CME Term SOFR + 0.600%) , 09/16/2024		950,000	916,130
MSCI, Inc.
3.250%, 08/15/2033 (A)		390,000	301,181
3.625%, 09/01/2030 to 11/01/2031 (A)		2,374,000	1,969,784
3.875%, 02/15/2031 (A)		765,000	636,040
Nordea Eiendomskreditt AS
3.490%, (3 month NIBOR + 0.300%), 06/21/2023 (B)	NOK	7,000,000	715,269
3.560%, (3 month NIBOR + 0.340%), 06/19/2024 (B)		12,000,000	1,227,364
Nordic Investment Bank 1.875%, 04/10/2024		3,920,000	392,578
Popular, Inc. 6.125%, 09/14/2023		$1,625,000	1,610,781
Prudential Financial, Inc. 5.625%, (5.625% to 6-15-23, then 3 month LIBOR + 3.920%), 06/15/2043		410,000	402,825
QNB Finance, Ltd. 3.500%, 03/28/2024		330,000	322,651
Royal Bank of Canada 4.200%, (4.200% to 2-24-27, then 5 Year Canada Government Bond Yield + 2.710%), 02/24/2027 (C)	CAD	615,000	351,363

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Shinhan Financial Group Company, Ltd. 2.875%, (2.875% to 5-12-26, then 5 Year CMT + 2.064%), 05/12/2026 (A)(C)		$880,000	$746,240
Starwood Property Trust, Inc. 4.375%, 01/15/2027 (A)		335,000	293,150
Swiss Insured Brazil Power Finance Sarl 9.850%, 07/16/2032 (A)	BRL	8,090,710	1,321,698
The Goldman Sachs Group, Inc.
0.250%, 01/26/2028	EUR	80,000	70,201
1.375%, 05/15/2024		983,000	1,029,898
2.000%, 11/01/2028		328,000	312,279
The Toronto-Dominion Bank 8.125%, (8.125% to 10-31-27, then 5 Year CMT + 4.075%), 10/31/2082		$960,000	998,400
U.S. Bancorp
0.850%, 06/07/2024	EUR	2,560,000	2,645,187
3.700%, (3.700% to 1-15-27, then 5 Year CMT + 2.541%), 01/15/2027 (C)		$637,000	520,748
			32,592,825
Health care – 4.3%
Allergan Funding SCS
1.250%, 06/01/2024	EUR	520,000	530,111
2.625%, 11/15/2028		300,000	291,289
Becton Dickinson Euro Finance Sarl 1.208%, 06/04/2026		745,000	730,281
Centene Corp.
2.500%, 03/01/2031		$905,000	708,138
3.000%, 10/15/2030		1,795,000	1,471,450
3.375%, 02/15/2030		1,765,000	1,492,078
4.625%, 12/15/2029		260,000	237,597
DH Europe Finance II Sarl 0.450%, 03/18/2028	EUR	1,630,000	1,490,535
HCA, Inc.
3.500%, 09/01/2030		$3,693,000	3,185,125
4.125%, 06/15/2029		1,175,000	1,072,647
5.375%, 02/01/2025		1,305,000	1,303,420
Rede D'or Finance Sarl
4.500%, 01/22/2030 (A)		367,000	315,763
4.950%, 01/17/2028 (A)		310,000	286,328
Stryker Corp.
0.600%, 12/01/2023		200,000	192,088
1.150%, 06/15/2025		630,000	576,398
Thermo Fisher Scientific, Inc.
0.500%, 03/01/2028	EUR	650,000	597,764
0.750%, 09/12/2024		282,000	288,751
1.400%, 01/23/2026		468,000	469,790
UnitedHealth Group, Inc. 0.550%, 05/15/2024		$395,000	372,682
Zimmer Biomet Holdings, Inc. 1.450%, 11/22/2024		630,000	585,698
			16,197,933
Industrials – 4.7%
AECOM 5.125%, 03/15/2027		1,235,000	1,188,688
AerCap Ireland Capital DAC 1.150%, 10/29/2023		1,275,000	1,226,786
Airbus SE 1.625%, 06/09/2030	EUR	255,000	238,775
American Airlines, Inc.
5.500%, 04/20/2026 (A)		$970,000	932,797
5.750%, 04/20/2029 (A)		790,000	722,025
Canadian Pacific Railway Company 1.350%, 12/02/2024		315,000	293,612
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
DAE Funding LLC 3.375%, 03/20/2028 (A)		$640,000	$566,400
Delta Air Lines 2020-1 Class A Pass Through Trust 2.500%, 06/10/2028		418,015	354,969
Delta Air Lines, Inc.
2.900%, 10/28/2024		540,000	511,584
4.500%, 10/20/2025 (A)		200,000	195,116
4.750%, 10/20/2028 (A)		3,217,000	3,023,894
7.375%, 01/15/2026		165,000	168,587
Indian Railway Finance Corp., Ltd. 3.249%, 02/13/2030 (A)		645,000	556,010
Johnson Controls International PLC 0.375%, 09/15/2027	EUR	240,000	220,149
Movida Europe SA 5.250%, 02/08/2031 (A)		$235,000	176,194
Simpar Finance Sarl 10.750%, 02/12/2028 (A)	BRL	2,602,000	355,058
Singapore Airlines, Ltd. 3.375%, 01/19/2029		$420,000	374,957
The Boeing Company
5.040%, 05/01/2027		1,035,000	1,023,592
5.150%, 05/01/2030		2,425,000	2,365,925
Uber Technologies, Inc. 8.000%, 11/01/2026 (A)		500,000	501,721
United Rentals North America, Inc.
3.875%, 02/15/2031		1,120,000	938,885
4.000%, 07/15/2030		660,000	564,166
4.875%, 01/15/2028		530,000	502,255
6.000%, 12/15/2029 (A)		670,000	665,813
			17,667,958
Information technology – 1.1%
Apple, Inc. 0.875%, 05/24/2025	EUR	865,000	880,007
CDW LLC 4.250%, 04/01/2028		$165,000	151,854
Cloud Software Group Holdings, Inc. 6.500%, 03/31/2029 (A)		430,000	362,181
Dell International LLC 8.350%, 07/15/2046		541,000	616,341
Fidelity National Information Services, Inc.
1.000%, 12/03/2028	EUR	425,000	379,024
1.500%, 05/21/2027		820,000	788,739
Fiserv, Inc. 1.125%, 07/01/2027		290,000	275,655
Gartner, Inc. 3.750%, 10/01/2030 (A)		$475,000	409,434
SK Hynix, Inc. 1.500%, 01/19/2026 (A)		485,000	420,304
			4,283,539
Materials – 4.5%
Ardagh Metal Packaging Finance USA LLC 3.250%, 09/01/2028 (A)		960,000	815,467
Ball Corp.
2.875%, 08/15/2030		1,220,000	973,706
4.875%, 03/15/2026		1,035,000	1,002,532
6.875%, 03/15/2028		1,120,000	1,150,430
Berry Global, Inc. 5.625%, 07/15/2027 (A)		590,000	575,568
Braskem Idesa SAPI 6.990%, 02/20/2032 (A)		480,000	342,633
Braskem Netherlands Finance BV
4.500%, 01/31/2030 (A)		570,000	484,761

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Braskem Netherlands Finance BV (continued)
5.875%, 01/31/2050 (A)		$585,000	$453,180
Cemex SAB de CV 3.875%, 07/11/2031 (A)		1,355,000	1,143,667
Cleveland-Cliffs, Inc.
4.625%, 03/01/2029 (A)(D)		1,475,000	1,309,063
4.875%, 03/01/2031 (A)(D)		790,000	697,563
CSN Islands XI Corp. 6.750%, 01/28/2028 (A)		835,000	796,750
Ecolab, Inc. 1.000%, 01/15/2024	EUR	330,000	346,617
FMG Resources August 2006 Proprietary, Ltd. 4.375%, 04/01/2031 (A)		$440,000	365,941
Freeport-McMoRan, Inc.
4.125%, 03/01/2028		140,000	129,501
4.625%, 08/01/2030		985,000	917,424
5.450%, 03/15/2043		1,905,000	1,718,386
FS Luxembourg Sarl 10.000%, 12/15/2025 (A)		870,000	873,854
Indonesia Asahan Aluminium Persero PT 4.750%, 05/15/2025 (A)		1,090,000	1,071,948
Sealed Air Corp. 5.000%, 04/15/2029 (A)		425,000	399,500
St. Mary's Cement, Inc. 5.750%, 01/28/2027 (A)		830,000	830,423
Westlake Corp. 0.875%, 08/15/2024		475,000	441,045
			16,839,959
Real estate – 1.9%
American Tower Corp.
0.500%, 01/15/2028	EUR	270,000	237,398
1.950%, 05/22/2026		305,000	301,792
Crown Castle, Inc.
1.350%, 07/15/2025		$156,000	141,914
2.250%, 01/15/2031		215,000	172,480
Host Hotels & Resorts LP
3.375%, 12/15/2029		240,000	200,634
3.500%, 09/15/2030		240,000	198,064
SBA Communications Corp.
3.125%, 02/01/2029		955,000	794,073
3.875%, 02/15/2027		2,400,000	2,168,432
SBA Tower Trust 6.599%, 01/15/2028 (A)		950,000	951,488
VICI Properties LP
4.125%, 08/15/2030 (A)		895,000	783,273
4.625%, 12/01/2029 (A)		385,000	350,350
5.125%, 05/15/2032		750,000	694,463
			6,994,361
Utilities – 2.7%
Brazos Securitization LLC 5.014%, 09/01/2031 (A)		725,000	713,830
DPL, Inc. 4.125%, 07/01/2025		1,330,000	1,250,200
DTE Energy Company 1.050%, 06/01/2025		340,000	307,960
E.ON SE 0.375%, 09/29/2027	EUR	315,000	295,003
EDP Finance BV 0.375%, 09/16/2026		130,000	122,724
Engie SA 0.375%, 06/21/2027		300,000	278,222
FirstEnergy Corp.
4.400%, 07/15/2027		$890,000	827,921
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
FirstEnergy Corp. (continued)
7.375%, 11/15/2031	$1,355,000	$1,526,069
Greenko Dutch BV 3.850%, 03/29/2026 (A)	587,325	507,919
Greenko Solar Mauritius, Ltd. 5.550%, 01/29/2025 (A)	430,000	403,340
Greenko Wind Projects Mauritius, Ltd. 5.500%, 04/06/2025 (A)	775,000	723,774
Israel Electric Corp., Ltd.
3.750%, 02/22/2032 (A)	490,000	428,599
6.875%, 06/21/2023 (A)	390,000	391,872
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.125%, 05/15/2027 (A)	1,440,000	1,382,400
Pinnacle West Capital Corp. 1.300%, 06/15/2025	355,000	323,191
The AES Corp. 3.950%, 07/15/2030 (A)	160,000	141,120
WEC Energy Group, Inc. 0.800%, 03/15/2024	314,000	297,480
		9,921,624
TOTAL CORPORATE BONDS (Cost $208,381,415)		$181,597,259
CONVERTIBLE BONDS – 2.4%
Communication services – 0.6%
Liberty Broadband Corp.
1.250%, 09/30/2050 (A)	1,205,000	1,162,825
2.750%, 09/30/2050 (A)	815,000	793,771
Liberty Media Corp. 0.500%, 12/01/2050 (A)	500,000	498,628
		2,455,224
Consumer discretionary – 0.7%
Burlington Stores, Inc. 2.250%, 04/15/2025	705,000	810,750
Carnival Corp. 5.750%, 12/01/2027 (A)	1,310,000	1,169,830
Marriott Vacations Worldwide Corp. 3.250%, 12/15/2027 (A)	755,000	745,563
		2,726,143
Industrials – 1.1%
Air Canada 4.000%, 07/01/2025	500,000	593,426
American Airlines Group, Inc. 6.500%, 07/01/2025	1,395,000	1,470,330
Southwest Airlines Company 1.250%, 05/01/2025 (D)	915,000	1,098,915
Uber Technologies, Inc. 5.889%, 12/15/2025 (E)	945,000	795,932
		3,958,603
TOTAL CONVERTIBLE BONDS (Cost $10,199,347)		$9,139,970
CAPITAL PREFERRED SECURITIES – 0.1%
Financials – 0.1%
USB Capital IX 5.099%, (Greater of 3 month LIBOR + 1.020% or 3.500%), 01/30/2023 (B)(C)	587,000	462,262
TOTAL CAPITAL PREFERRED SECURITIES (Cost $529,179)		$462,262

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS – 0.0%
State Board of Administration Finance Corp. (Florida) 2.154%, 07/01/2030	$165,000	$135,104
TOTAL MUNICIPAL BONDS (Cost $128,725)		$135,104
TERM LOANS (F) – 0.9%
Communication services – 0.1%
SBA Senior Finance II LLC, 2018 Term Loan B (1 month LIBOR + 1.750%) 6.140%, 04/11/2025	98,235	97,799
Consumer discretionary – 0.0%
Aramark Services, Inc., 2018 Term Loan B3 03/11/2025 TBD (G)	77,000	76,399
Whatabrands LLC, 2021 Term Loan B (1 month LIBOR + 3.250%) 7.634%, 08/03/2028	393	380
		76,779
Industrials – 0.8%
AAdvantage Loyalty IP, Ltd., 2021 Term Loan (3 month LIBOR + 4.750%) 8.993%, 04/20/2028	605,000	601,691
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%) 9.996%, 06/21/2027	751,500	771,978
The Hertz Corp., 2021 Term Loan B (1 month LIBOR + 3.250%) 7.630%, 06/30/2028	86,348	84,465
The Hertz Corp., 2021 Term Loan C (1 month LIBOR + 3.250%) 7.630%, 06/30/2028	16,480	16,121
United Airlines, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%) 8.108%, 04/21/2028	1,549,383	1,527,010
		3,001,265
TOTAL TERM LOANS (Cost $3,234,144)		$3,175,843
COLLATERALIZED MORTGAGE OBLIGATIONS – 5.4%
Commercial and residential – 3.3%
Arroyo Mortgage Trust Series 2019-1, Class A1 3.805%, 01/25/2049 (A)(H)	282,821	259,776
BOCA Commercial Mortgage Trust Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) 6.655%, 05/15/2039 (A)(B)	300,000	288,959
BX Commercial Mortgage Trust
Series 2019-XL, Class A (1 month CME Term SOFR + 1.034%), 5.370%, 10/15/2036 (A)(B)	1,764,986	1,743,225
Series 2021-CIP, Class A (1 month LIBOR + 0.921%), 5.239%, 12/15/2038 (A)(B)	470,000	453,499
Series 2021-VOLT, Class A (1 month LIBOR + 0.700%), 5.018%, 09/15/2036 (A)(B)	535,000	515,350
BX Trust
Series 2022-CLS, Class A, 5.760%, 10/13/2027 (A)	595,000	582,381
Series 2022-GPA, Class A (1 month CME Term SOFR + 2.165%), 6.501%, 10/15/2039 (A)(B)	795,000	790,021
Series 2022-GPA, Class B (1 month CME Term SOFR + 2.664%), 7.000%, 10/15/2039 (A)(B)	480,000	475,792
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
BX Trust (continued)
Series 2022-GPA, Class D (1 month CME Term SOFR + 4.061%), 8.397%, 10/15/2039 (A)(B)	$330,000	$325,891
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class A (1 month LIBOR + 1.070%) 5.388%, 12/15/2037 (A)(B)	364,300	358,804
COLT Mortgage Loan Trust Series 2022-5, Class A1 4.550%, 04/25/2067 (A)(H)	359,609	347,033
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A (1 month LIBOR + 0.980%), 5.298%, 05/15/2036 (A)(B)	1,035,000	1,023,581
Series 2019-NQM1, Class A1 (2.656% to 11-1-23, then 3.656% thereafter), 2.656%, 10/25/2059 (A)	90,988	86,069
GCAT Trust Series 2022-NQM4, Class A1 (5.269% to 8-1-26, then 6.269% thereafter) 5.269%, 08/25/2067 (A)	404,044	394,755
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO, 0.350%, 05/19/2047 (A)	3,382,331	35,197
Series 2007-4, Class ES IO, 0.350%, 07/19/2047	3,493,478	46,049
Series 2007-6, Class ES IO, 0.343%, 08/19/2037 (A)	3,602,992	45,406
InTown Mortgage Trust Series 2022-STAY, Class B (1 month CME Term SOFR + 3.286%) 7.622%, 08/15/2039 (A)(B)	640,000	635,792
Life Mortgage Trust
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%), 5.631%, 05/15/2039 (A)(B)	1,155,000	1,126,064
Series 2022-BMR2, Class B (1 month CME Term SOFR + 1.794%), 6.130%, 05/15/2039 (A)(B)	1,090,000	1,055,867
Series 2022-BMR2, Class D (1 month CME Term SOFR + 2.542%), 6.878%, 05/15/2039 (A)(B)	880,000	842,668
Morgan Stanley Mortgage Loan Trust Series 2004-9, Class 1A 5.370%, 11/25/2034 (H)	74,080	73,402
Verus Securitization Trust
Series 2022-4, Class A2, 4.740%, 04/25/2067 (A)(H)	483,181	451,339
Series 2022-8, Class A3 (6.127% to 10-1-26, then 7.127% thereafter), 6.127%, 09/25/2067 (A)	300,963	291,721
Series 2022-INV1, Class A1 (5.041% to 8-1-26, then 6.041% thereafter), 5.041%, 08/25/2067 (A)	358,941	352,748
		12,601,389
U.S. Government Agency – 2.1%
Federal Home Loan Mortgage Corp.
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%), 5.928%, 04/25/2042 (A)(B)	672,847	669,482

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%), 6.128%, 05/25/2042 (A)(B)	$792,927	$790,470
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%), 7.278%, 05/25/2042 (A)(B)	1,165,000	1,171,185
Series 2022-DNA6, Class M1A (1 month SOFR + 2.150%), 6.078%, 09/25/2042 (A)(B)	819,326	819,826
Series 2022-DNA7, Class M1A (1 month SOFR + 2.500%), 6.428%, 03/25/2052 (A)(B)	617,675	619,739
Series 2022-HQA1, Class M1B (1 month SOFR + 3.500%), 7.428%, 03/25/2042 (A)(B)	365,000	361,917
Series 2022-HQA3, Class M1B (1 month SOFR + 3.550%), 7.478%, 08/25/2042 (A)(B)	540,000	535,280
Federal National Mortgage Association
Series 2022-R01, Class 1M1 (1 month SOFR + 1.000%), 4.928%, 12/25/2041 (A)(B)	256,781	253,506
Series 2022-R03, Class 1M1 (1 month SOFR + 2.100%), 6.028%, 03/25/2042 (A)(B)	100,188	99,492
Series 2022-R04, Class 1M1 (1 month SOFR + 2.000%), 5.928%, 03/25/2042 (A)(B)	204,297	203,573
Series 2022-R05, Class 2M2 (1 month SOFR + 3.000%), 6.928%, 04/25/2042 (A)(B)	1,240,000	1,200,324
Series 2022-R06, Class 1M1 (1 month SOFR + 2.750%), 6.678%, 05/25/2042 (A)(B)	379,239	383,962
Series 2022-R09, Class 2M1 (1 month SOFR + 2.500%), 6.444%, 09/25/2042 (A)(B)	732,532	728,742
		7,837,498
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,598,884)		$20,438,887
ASSET BACKED SECURITIES – 1.5%
DB Master Finance LLC Series 2019-1A, Class A2II 4.021%, 05/20/2049 (A)	469,238	435,150
Domino's Pizza Master Issuer LLC Series 2015-1A, Class A2II 4.474%, 10/25/2045 (A)	850,700	810,670
FirstKey Homes Trust Series 2020-SFR2, Class A 1.266%, 10/19/2037 (A)	529,052	468,776
Home Partners of America Trust Series 2019-1, Class B 3.157%, 09/17/2039 (A)	344,023	304,588
MetroNet Infrastructure Issuer LLC Series 2022-1A, Class A2 6.350%, 10/20/2052 (A)	665,000	631,757
MVW Owner Trust Series 2018-1A, Class A 3.450%, 01/21/2036 (A)	131,736	127,585
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
OCCU Auto Receivables Trust Series 2022-1A, Class A3 5.500%, 10/15/2027 (A)	$605,000	$606,930
Taco Bell Funding LLC Series 2016-1A, Class A23 4.970%, 05/25/2046 (A)	1,474,200	1,414,000
T-Mobile US Trust Series 2022-1A, Class A 4.910%, 05/22/2028 (A)	720,000	718,803
TOTAL ASSET BACKED SECURITIES (Cost $5,719,111)		$5,518,259
COMMON STOCKS – 0.4%
Communication services – 0.0%
Vertis Holdings, Inc. (I)(J)	8,371	0
Consumer discretionary – 0.1%
General Motors Company	11,358	382,083
Industrials – 0.3%
Delta Air Lines, Inc. (J)	11,986	393,860
The Boeing Company (J)	4,023	766,335
		1,160,195
TOTAL COMMON STOCKS (Cost $2,221,458)		$1,542,278
PREFERRED SECURITIES – 3.0%
Communication services – 0.4%
2020 Cash Mandatory Exchangeable Trust, 5.250% (A)	1,080	1,235,542
Paramount Global, 5.750%	9,700	240,269
		1,475,811
Financials – 0.6%
Stifel Financial Corp., 4.500%	32,750	528,913
U.S. Bancorp, 5.099% (Greater of 3 month LIBOR + 1.020% or 3.500%) (B)	796	649,289
Valley National Bancorp, 8.332% (3 month LIBOR + 3.578%) (B)	22,825	572,908
Wells Fargo & Company, 5.850% (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	27,605	635,191
		2,386,301
Health care – 0.4%
Becton, Dickinson and Company, 6.000%	10,850	543,368
Danaher Corp., 5.000% (D)	805	1,092,023
		1,635,391
Utilities – 1.6%
American Electric Power Company, Inc., 6.125%	19,950	1,029,021
NextEra Energy, Inc., 6.219%	17,400	878,526
NextEra Energy, Inc., 6.926%	51,700	2,594,823
The AES Corp., 6.875%	13,600	1,387,336
		5,889,706
TOTAL PREFERRED SECURITIES (Cost $11,858,253)		$11,387,209
PURCHASED OPTIONS – 0.0%
Puts – 0.0%
Over the Counter Option on the USD vs. JPY (Expiration Date: 4-5-23; Strike Price: $120.50; Counterparty: Goldman Sachs Bank USA) (J)(K)	9,285,000	60,826
TOTAL PURCHASED OPTIONS (Cost $116,805)		$60,826

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 2.2%
Short-term funds – 2.2%
John Hancock Collateral Trust, 4.2988% (L)(M)	831,024	$8,306,745
TOTAL SHORT-TERM INVESTMENTS (Cost $8,306,419)		$8,306,745
Total Investments (Strategic Income Opportunities Trust) (Cost $418,463,267) – 99.9%		$374,419,765
Other assets and liabilities, net – 0.1%		189,978
TOTAL NET ASSETS – 100.0%		$374,609,743
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
Strategic Income Opportunities Trust (continued)
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $128,889,915 or 34.4% of the fund's net assets as of 12-31-22.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	All or a portion of this security is on loan as of 12-31-22.
(E)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(J)	Non-income producing security.
(K)	For this type of option, notional amounts are equivalent to number of contracts.
(L)	The rate shown is the annualized seven-day yield as of 12-31-22.
(M)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $3,899,370.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
German Euro BUND Futures	5	Short	Mar 2023	$(754,730)	$(711,474)	$43,256
						$43,256

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	1,496,250	NZD	1,594,524	ANZ	1/18/2023	$6,751	—
AUD	6,141,549	NZD	6,561,057	CITI	1/18/2023	17,466	—
AUD	2,740,658	NZD	2,915,032	JPM	1/18/2023	15,942	—
AUD	7,592,141	NZD	8,054,633	MSCS	1/18/2023	57,217	—
AUD	621,216	NZD	660,876	SSB	1/18/2023	3,528	—
AUD	887,500	USD	571,585	ANZ	1/18/2023	33,012	—
AUD	3,070,584	USD	2,046,022	GSI	1/18/2023	45,768	—
AUD	892,500	USD	579,255	MSCS	1/18/2023	28,747	—
AUD	297,500	USD	185,480	SSB	1/18/2023	17,187	—
BRL	3,955,033	USD	726,039	CITI	1/18/2023	20,967	—
CAD	597,500	JPY	59,406,808	CITI	1/18/2023	—	$(12,122)
CAD	595,000	JPY	60,385,777	GSI	1/18/2023	—	(21,441)
CAD	297,500	JPY	31,006,045	RBC	1/18/2023	—	(16,927)
The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	295,000	JPY	30,776,335	SCB	1/18/2023	—	$(17,020)
CAD	300,000	NOK	2,194,491	MSCS	1/18/2023	—	(2,547)
CAD	2,534,596	NZD	2,984,858	CITI	1/18/2023	—	(23,364)
CAD	1,281,092	NZD	1,492,429	HUS	1/18/2023	—	(1,493)
CAD	1,312,108	NZD	1,492,429	MSCS	1/18/2023	$21,416	—
CAD	3,461,605	USD	2,554,297	BARC	1/18/2023	2,466	—
CAD	22,399,818	USD	16,479,007	CIBC	1/18/2023	65,635	—
CAD	3,936,390	USD	2,872,393	CITI	1/18/2023	35,048	—
CAD	8,558,579	USD	6,256,259	GSI	1/18/2023	65,160	—
CAD	4,689,885	USD	3,427,151	HUS	1/18/2023	36,827	—
CAD	6,625,721	USD	4,861,248	JPM	1/18/2023	32,550	—
CAD	6,347,371	USD	4,594,681	MSCS	1/18/2023	93,526	—
CAD	10,452,484	USD	7,674,913	RBC	1/18/2023	45,356	—
CAD	4,726,403	USD	3,453,435	SSB	1/18/2023	37,515	—
CAD	3,679,915	USD	2,742,148	UBS	1/18/2023	—	(24,141)
COP	3,922,521,675	USD	809,269	CITI	1/18/2023	—	(2,218)
COP	3,662,305,076	USD	765,852	SSB	1/18/2023	—	(12,340)
EUR	1,481,472	GBP	1,321,224	CIBC	1/18/2023	—	(10,534)
EUR	2,962,943	GBP	2,624,503	JPM	1/18/2023	633	—
EUR	7,434,247	GBP	6,516,782	MSCS	1/18/2023	84,184	—
EUR	1,482,124	GBP	1,305,643	RBC	1/18/2023	9,008	—
EUR	1,482,124	GBP	1,303,342	SSB	1/18/2023	11,791	—
EUR	297,500	MXN	6,109,460	SSB	1/18/2023	6,020	—
EUR	769,046	NOK	7,882,930	HUS	1/18/2023	18,904	—
EUR	2,384,042	NOK	24,654,353	JPM	1/18/2023	36,412	—
EUR	2,049,446	USD	1,997,818	BARC	1/18/2023	198,094	—
EUR	6,575,000	USD	6,630,394	CITI	1/18/2023	414,498	—
EUR	3,603,218	USD	3,698,262	HUS	1/18/2023	162,466	—
EUR	1,280,384	USD	1,234,298	JPM	1/18/2023	137,591	—
EUR	5,522,834	USD	5,549,300	MSCS	1/18/2023	368,232	—
EUR	5,068,218	USD	5,160,455	UBS	1/18/2023	269,971	—
GBP	1,311,384	EUR	1,481,472	BARC	1/18/2023	—	(1,367)
GBP	1,314,367	EUR	1,481,511	GSI	1/18/2023	2,199	—
GBP	2,628,311	EUR	2,972,124	HUS	1/18/2023	—	(5,864)
GBP	1,311,685	EUR	1,482,124	MSCS	1/18/2023	—	(1,700)
GBP	595,000	JPY	97,843,585	JPM	1/18/2023	—	(27,229)
GBP	1,467,500	USD	1,643,993	CITI	1/18/2023	130,794	—
GBP	2,641,500	USD	2,934,368	JPM	1/18/2023	260,249	—
GBP	111,798	USD	120,366	MSCS	1/18/2023	14,842	—
GBP	6,437,940	USD	7,571,841	SCB	1/18/2023	214,172	—
JPY	29,886,850	CAD	297,500	BARC	1/18/2023	8,384	—
JPY	30,219,660	CAD	300,000	CITI	1/18/2023	9,078	—
JPY	31,178,536	CAD	297,500	GSI	1/18/2023	18,244	—
JPY	29,899,404	CAD	297,500	JPM	1/18/2023	8,480	—
JPY	30,994,175	CAD	295,000	SCB	1/18/2023	18,684	—
JPY	30,871,247	CAD	297,500	UBS	1/18/2023	15,898	—
JPY	95,931,731	GBP	595,000	GSI	1/18/2023	12,637	—
JPY	156,374,017	USD	1,052,792	ANZ	1/18/2023	140,778	—
JPY	792,492,604	USD	5,866,920	GSI	1/18/2023	182,007	—
JPY	256,921,858	USD	1,813,819	HUS	1/18/2023	147,211	—
JPY	546,813,217	USD	3,902,704	JPM	1/18/2023	271,005	—
JPY	291,087,232	USD	1,953,853	MSCS	1/18/2023	267,953	—
JPY	119,223,813	USD	902,756	RBC	1/18/2023	7,254	—
JPY	373,159,287	USD	2,543,417	SSB	1/18/2023	304,828	—
MXN	6,070,071	EUR	297,500	MSCS	1/18/2023	—	(8,037)
MXN	14,889,850	USD	744,359	CITI	1/18/2023	17,847	—
MXN	16,761,816	USD	841,967	MSCS	1/18/2023	16,063	—
NOK	2,168,400	CAD	300,000	JPM	1/18/2023	—	(118)
NOK	3,039,156	USD	297,500	JPM	1/18/2023	12,897	—
NZD	316,918	AUD	297,500	ANZ	1/18/2023	—	(1,420)
NZD	1,607,694	AUD	1,496,250	RBC	1/18/2023	1,612	—
NZD	2,984,858	CAD	2,583,299	RBC	1/18/2023	—	(12,610)
NZD	2,426,577	USD	1,476,279	MSCS	1/18/2023	64,635	—
SGD	2,739,520	USD	1,990,590	BARC	1/18/2023	55,375	—
SGD	1,377,750	USD	995,295	CIBC	1/18/2023	33,654	—
SGD	4,066,312	USD	2,985,459	CITI	1/18/2023	51,399	—
The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
SGD	2,814,019	USD	1,986,894	GSI	1/18/2023	$114,709	—
SGD	5,402,480	USD	3,980,845	HUS	1/18/2023	53,908	—
SGD	4,120,114	USD	2,985,886	JPM	1/18/2023	91,153	—
SGD	11,234,855	USD	7,930,825	MSCS	1/18/2023	459,742	—
SGD	5,532,144	USD	3,977,576	RBC	1/18/2023	154,015	—
SGD	4,204,702	USD	2,970,395	SSB	1/18/2023	169,817	—
USD	7,850,417	AUD	11,592,194	ANZ	1/18/2023	—	$(46,595)
USD	189,668	AUD	297,500	CITI	1/18/2023	—	(12,999)
USD	377,789	AUD	595,000	HUS	1/18/2023	—	(27,546)
USD	2,983,483	AUD	4,522,683	MSCS	1/18/2023	—	(97,527)
USD	190,895	AUD	297,500	SCB	1/18/2023	—	(11,773)
USD	190,944	AUD	295,000	SSB	1/18/2023	—	(10,021)
USD	3,603,389	BRL	19,006,111	CITI	1/18/2023	13,612	—
USD	6,370,579	CAD	8,664,002	CIBC	1/18/2023	—	(28,706)
USD	6,070,338	CAD	8,268,346	CITI	1/18/2023	—	(36,713)
USD	2,882,735	CAD	3,937,219	GSI	1/18/2023	—	(25,319)
USD	6,939,594	CAD	9,401,456	HUS	1/18/2023	—	(4,379)
USD	3,633,853	CAD	4,944,121	JPM	1/18/2023	—	(17,905)
USD	4,822,847	CAD	6,558,088	MSCS	1/18/2023	—	(20,996)
USD	13,116,893	CAD	17,800,325	RBC	1/18/2023	—	(30,535)
USD	4,430,625	CAD	6,063,929	SCB	1/18/2023	—	(48,230)
USD	7,979,257	CAD	10,860,094	SSB	1/18/2023	—	(42,074)
USD	1,046,780	CAD	1,433,630	UBS	1/18/2023	—	(12,108)
USD	1,677,966	COP	7,584,826,751	CITI	1/18/2023	117,403	—
USD	4,425,636	EUR	4,383,333	BOA	1/18/2023	—	(270,960)
USD	1,488,628	EUR	1,481,900	BARC	1/18/2023	—	(99,179)
USD	2,246,367	EUR	2,272,270	CITI	1/18/2023	—	(188,294)
USD	2,196,952	EUR	2,071,356	GSI	1/18/2023	—	(22,436)
USD	12,572,730	EUR	12,437,756	HUS	1/18/2023	—	(753,909)
USD	4,241,834	EUR	4,300,504	JPM	1/18/2023	—	(366,012)
USD	5,723,084	EUR	5,722,366	MSCS	1/18/2023	—	(408,241)
USD	2,249,779	EUR	2,138,218	RBC	1/18/2023	—	(41,250)
USD	1,487,079	EUR	1,481,900	SCB	1/18/2023	—	(100,727)
USD	5,130,771	EUR	5,001,356	SSB	1/18/2023	—	(228,015)
USD	21,929,315	EUR	21,644,342	UBS	1/18/2023	—	(1,261,874)
USD	1,641,084	GBP	1,467,500	HUS	1/18/2023	—	(133,703)
USD	3,708,689	GBP	3,206,936	MSCS	1/18/2023	—	(169,764)
USD	2,898,148	GBP	2,641,500	SCB	1/18/2023	—	(296,469)
USD	2,674,519	JPY	380,498,847	CIBC	1/18/2023	—	(229,747)
USD	5,105,657	JPY	723,704,639	CITI	1/18/2023	—	(418,226)
USD	1,496,781	JPY	198,143,924	HUS	1/18/2023	—	(15,609)
USD	4,713,409	JPY	663,578,151	JPM	1/18/2023	—	(351,542)
USD	795,907	JPY	104,214,367	MSCS	1/18/2023	461	—
USD	1,490,625	JPY	220,344,933	RBC	1/18/2023	—	(191,221)
USD	1,051,839	JPY	153,397,044	SSB	1/18/2023	—	(119,008)
USD	1,051,839	JPY	152,364,664	UBS	1/18/2023	—	(111,128)
USD	204,615	MXN	4,017,901	JPM	1/18/2023	—	(1,060)
USD	57,334	MXN	1,126,214	MSCS	1/18/2023	—	(316)
USD	4,236,958	MXN	86,794,875	RBC	1/18/2023	—	(206,035)
USD	3,178,025	NOK	31,903,549	MSCS	1/18/2023	—	(80,363)
USD	297,500	NOK	3,079,675	UBS	1/18/2023	—	(17,035)
USD	1,897,618	NZD	3,113,039	CITI	1/18/2023	—	(79,210)
USD	1,025,869	NZD	1,721,083	MSCS	1/18/2023	—	(67,046)
USD	2,148,721	NZD	3,572,064	RBC	1/18/2023	—	(119,594)
USD	2,627,453	NZD	4,497,692	UBS	1/18/2023	—	(228,651)
USD	1,977,991	SGD	2,803,565	BARC	1/18/2023	—	(115,805)
USD	5,945,038	SGD	8,283,077	CIBC	1/18/2023	—	(241,041)
USD	3,569,856	SGD	4,936,655	CITI	1/18/2023	—	(117,003)
USD	1,964,866	SGD	2,756,314	GSI	1/18/2023	—	(93,642)
USD	9,535,183	SGD	13,438,719	HUS	1/18/2023	—	(501,302)
USD	7,539,441	SGD	10,738,484	JPM	1/18/2023	—	(480,419)
USD	1,986,351	SGD	2,671,930	MSCS	1/18/2023	—	(9,136)
USD	3,977,827	SGD	5,510,320	RBC	1/18/2023	—	(137,465)
USD	3,969,324	SGD	5,533,711	SSB	1/18/2023	—	(163,436)
The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	1,992,285	SGD	2,800,536	UBS	1/18/2023	—	$(99,248)
						$5,862,887	$(9,211,039)

WRITTEN OPTIONS
Foreign currency options
Description	Counterparty (OTC)	Currency	Exercise price	Expiration date	Notional amount*	Premium	Value
Puts
U.S. Dollar vs. Japanese Yen	GSI	USD	112.75	Apr 2023	9,285,000	$55,339	$(17,846)
						$55,339	$(17,846)
* For this type of option, notional amounts are equivalent to number of contracts.
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar
Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BARC	Barclays Bank PLC
BOA	Bank of America, N.A.
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company
UBS	UBS AG

See Notes to financial statements regarding investment transactions and other derivatives information.
Total Bond Market Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 69.7%
U.S. Government – 40.7%
U.S. Treasury Bonds
1.250%, 05/15/2050	$8,000,000	$4,305,312
2.000%, 11/15/2041 to 08/15/2051	19,000,000	12,855,351
2.250%, 08/15/2049	2,000,000	1,405,938
2.750%, 08/15/2047	3,000,000	2,340,586
2.875%, 05/15/2049	1,500,000	1,206,973
3.000%, 02/15/2047 to 08/15/2052	26,635,000	21,850,387
3.375%, 08/15/2042	8,000,000	7,150,000
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Bonds (continued)
4.000%, 11/15/2052	$6,000,000	$6,008,438
4.250%, 05/15/2039 to 11/15/2040	4,610,000	4,741,728
4.375%, 05/15/2041	1,830,000	1,895,766
4.625%, 02/15/2040	5,000,000	5,373,242
4.750%, 02/15/2041	2,000,000	2,174,531
U.S. Treasury Notes
0.250%, 07/31/2025 to 10/31/2025	16,000,000	14,339,687
0.375%, 09/15/2024 to 07/31/2027	3,800,000	3,391,031

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
0.500%, 10/31/2027	$12,000,000	$10,149,844
0.625%, 03/31/2027	6,000,000	5,206,406
0.750%, 03/31/2026	4,000,000	3,585,156
0.875%, 01/31/2024 to 09/30/2026	15,000,000	14,034,570
1.125%, 01/15/2025	20,000,000	18,716,406
1.250%, 08/31/2024	5,000,000	4,733,398
1.375%, 08/31/2026 to 11/15/2031	8,000,000	6,974,727
1.500%, 01/31/2027	30,000,000	27,085,546
1.750%, 12/31/2024 to 01/31/2029	34,000,000	30,218,516
2.125%, 05/31/2026	3,000,000	2,807,109
2.250%, 11/15/2027	20,595,000	18,977,971
2.375%, 05/15/2029	5,000,000	4,545,313
2.750%, 08/15/2032	5,000,000	4,553,125
2.875%, 11/30/2023 to 05/15/2032	13,800,000	12,991,329
3.000%, 10/31/2025	2,000,000	1,931,563
3.125%, 08/31/2027	5,000,000	4,808,984
3.875%, 09/30/2029	10,000,000	9,929,297
4.000%, 10/31/2029	15,000,000	15,004,688
4.125%, 09/30/2027 to 11/15/2032	25,000,000	25,176,563
4.250%, 09/30/2024 to 10/15/2025	20,000,000	19,941,016
4.375%, 10/31/2024	10,000,000	9,971,484
4.500%, 11/15/2025	10,000,000	10,060,156
		350,442,137
U.S. Government Agency – 29.0%
Federal Home Loan Bank 5.500%, 07/15/2036	1,690,000	1,856,111
Federal Home Loan Mortgage Corp.
1.500%, 12/01/2036 to 03/01/2051	6,542,268	5,237,275
2.000%, 07/01/2035 to 05/01/2051	6,251,326	5,182,068
2.500%, 04/01/2031 to 04/01/2052	12,369,696	10,598,438
2.600%, (12 month LIBOR + 2.100%), 02/01/2037 (A)	53,146	53,408
2.750%, 06/19/2023	2,000,000	1,983,123
3.000%, 07/01/2032 to 03/01/2052	11,196,429	10,042,462
3.500%, 12/01/2025 to 07/01/2052	8,754,055	8,071,548
4.000%, 02/01/2024 to 09/01/2047	1,121,888	1,079,244
4.112%, (12 month LIBOR + 1.862%), 08/01/2037 (A)	377,020	379,761
4.500%, 05/01/2024 to 07/01/2052	5,634,136	5,491,330
5.000%, 06/01/2023 to 09/01/2039	159,957	161,307
5.500%, 02/01/2023 to 10/01/2052	1,732,116	1,744,696
6.000%, 10/01/2036 to 10/01/2038	130,161	136,166
6.250%, 07/15/2032	450,000	524,849
6.500%, 08/01/2037 to 08/01/2038	26,592	28,413
6.750%, 09/15/2029	1,200,000	1,375,764
7.000%, 04/01/2029 to 04/01/2032	9,959	10,461
7.500%, 09/01/2030 to 03/01/2032	4,235	4,533
8.000%, 02/01/2030	462	486
Federal National Mortgage Association
1.500%, 11/01/2036 to 02/01/2051	6,993,189	5,898,063
1.710%, (12 month LIBOR + 1.335%), 01/01/2035 (A)	11,952	11,823
2.000%, 02/01/2035 to 02/01/2052	63,921,754	53,333,889
2.125%, 04/24/2026	2,000,000	1,874,213
2.500%, 05/01/2028 to 02/01/2052	37,419,949	32,398,429
2.625%, 09/06/2024	1,000,000	970,149
2.995%, (12 month LIBOR + 1.843%), 04/01/2037 (A)	63,816	64,511
3.000%, 01/01/2027 to 03/01/2052	18,343,207	16,571,934
3.079%, (1 Year CMT + 2.185%), 05/01/2036 (A)	39,472	40,199
3.088%, (6 month LIBOR + 1.415%), 07/01/2034 (A)	63,875	63,297
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
3.133%, (12 month LIBOR + 1.576%), 09/01/2037 (A)	$42,796	$43,015
3.500%, 12/01/2025 to 02/01/2052	10,934,862	10,159,299
4.000%, 03/01/2024 to 06/01/2052	12,936,662	12,312,932
4.175%, (12 month LIBOR + 1.925%), 10/01/2037 (A)	13,291	13,425
4.500%, 08/01/2024 to 09/01/2052	3,702,405	3,605,322
5.000%, 08/01/2023 to 08/01/2052	5,180,052	5,139,373
5.500%, 01/01/2034 to 11/01/2038	291,753	299,870
6.000%, 08/01/2023 to 08/01/2038	197,800	205,835
6.500%, 07/01/2031 to 12/01/2037	79,479	84,372
7.000%, 02/01/2031 to 10/01/2038	36,133	38,838
7.125%, 01/15/2030	209,000	247,896
7.250%, 05/15/2030	1,450,000	1,739,496
7.500%, 09/01/2030 to 08/01/2031	13,199	14,020
8.000%, 08/01/2030 to 09/01/2031	2,314	2,455
8.500%, 09/01/2030	261	278
Government National Mortgage Association
2.000%, 02/20/2051	12,084,522	10,197,834
2.500%, 08/20/2050 to 11/20/2051	14,427,983	12,572,596
3.000%, 08/15/2043 to 07/20/2051	11,713,769	10,547,822
3.500%, 04/15/2042 to 01/20/2052	9,593,320	8,933,398
4.000%, 11/15/2026 to 04/20/2049	3,973,637	3,814,035
4.500%, 06/15/2023 to 07/20/2052	3,789,148	3,691,928
5.000%, 10/15/2023 to 07/20/2040	449,949	452,185
5.500%, 08/15/2023 to 09/20/2039	188,014	192,751
6.000%, 07/15/2029 to 10/15/2038	142,070	147,662
6.500%, 05/15/2028 to 12/15/2038	110,222	115,911
7.000%, 08/15/2029 to 05/15/2032	17,512	18,160
7.500%, 09/15/2030 to 01/15/2031	4,758	5,005
		249,783,663
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $660,253,655)		$600,225,800
FOREIGN GOVERNMENT OBLIGATIONS – 0.7%
Brazil – 0.2%
Federative Republic of Brazil 4.250%, 01/07/2025	1,612,000	1,581,936
Canada – 0.1%
Province of British Columbia 6.500%, 01/15/2026	490,000	511,295
Province of Quebec
7.125%, 02/09/2024	150,000	153,508
7.500%, 07/15/2023	410,000	415,395
		1,080,198
Israel – 0.1%
State of Israel 5.500%, 09/18/2023	455,000	456,999
Italy – 0.0%
Republic of Italy 6.875%, 09/27/2023	300,000	301,644
Japan – 0.1%
Japan Bank for International Cooperation 2.500%, 05/23/2024	800,000	773,710
Mexico – 0.1%
Government of Mexico 6.050%, 01/11/2040	930,000	902,079
Panama – 0.1%
Republic of Panama 6.700%, 01/26/2036	370,000	385,374

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peru – 0.0%
Republic of Peru 6.550%, 03/14/2037	$250,000	$263,245
Turkey – 0.0%
Republic of Turkey 6.000%, 01/14/2041	400,000	289,083
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $6,648,676)		$6,034,268
CORPORATE BONDS – 25.6%
Communication services – 2.0%
Alphabet, Inc.
1.100%, 08/15/2030	300,000	234,773
2.050%, 08/15/2050	400,000	233,783
AT&T, Inc.
2.550%, 12/01/2033	665,000	511,059
3.800%, 12/01/2057	609,000	420,169
4.750%, 05/15/2046	900,000	760,873
4.850%, 07/15/2045	500,000	428,628
5.150%, 03/15/2042	50,000	45,286
6.375%, 03/01/2041	360,000	374,509
7.625%, 04/15/2031	285,000	318,698
Baidu, Inc. 4.125%, 06/30/2025	250,000	236,791
British Telecommunications PLC 9.625%, 12/15/2030	190,000	227,531
Charter Communications Operating LLC
2.800%, 04/01/2031	600,000	467,105
5.050%, 03/30/2029	400,000	376,335
5.375%, 05/01/2047	500,000	392,221
Comcast Corp.
2.350%, 01/15/2027	455,000	413,412
2.887%, 11/01/2051	256,000	164,415
3.375%, 02/15/2025	600,000	581,645
3.450%, 02/01/2050	500,000	362,622
3.999%, 11/01/2049	500,000	394,549
4.600%, 10/15/2038	400,000	369,535
6.500%, 11/15/2035	52,000	57,843
Deutsche Telekom International Finance BV 8.750%, 06/15/2030	146,000	172,172
Discovery Communications LLC
4.125%, 05/15/2029	900,000	779,909
5.300%, 05/15/2049	400,000	302,435
Fox Corp. 3.500%, 04/08/2030	600,000	531,597
Grupo Televisa SAB 6.625%, 01/15/2040	220,000	226,039
Paramount Global 4.000%, 01/15/2026	600,000	575,320
TCI Communications, Inc. 7.125%, 02/15/2028	110,000	120,044
Telefonica Emisiones SA 7.045%, 06/20/2036	230,000	235,810
Telefonica Europe BV 8.250%, 09/15/2030	350,000	390,471
The Walt Disney Company 2.650%, 01/13/2031	400,000	341,426
Time Warner Cable Enterprises LLC 8.375%, 07/15/2033	525,000	583,194
T-Mobile USA, Inc.
3.000%, 02/15/2041	400,000	282,250
3.875%, 04/15/2030	600,000	543,489
4.500%, 04/15/2050	700,000	575,496
TWDC Enterprises 18 Corp.
3.150%, 09/17/2025	500,000	479,048
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
TWDC Enterprises 18 Corp. (continued)
4.125%, 06/01/2044	$500,000	$428,069
Verizon Communications, Inc.
1.680%, 10/30/2030	400,000	311,788
2.875%, 11/20/2050	500,000	313,480
4.016%, 12/03/2029	500,000	467,026
4.272%, 01/15/2036	458,000	407,705
4.522%, 09/15/2048	1,260,000	1,072,267
Vodafone Group PLC
4.375%, 05/30/2028	400,000	393,005
5.250%, 05/30/2048	300,000	264,219
		17,168,041
Consumer discretionary – 1.6%
Amazon.com, Inc.
2.100%, 05/12/2031	400,000	326,660
2.500%, 06/03/2050	800,000	504,169
4.050%, 08/22/2047	600,000	514,467
American Honda Finance Corp. 1.800%, 01/13/2031	600,000	476,304
AutoZone, Inc. 3.250%, 04/15/2025	1,000,000	958,361
Booking Holdings, Inc. 3.550%, 03/15/2028	300,000	279,593
Brinker International, Inc. 3.875%, 05/15/2023	250,000	247,606
Choice Hotels International, Inc. 3.700%, 01/15/2031	200,000	169,531
D.R. Horton, Inc. 1.400%, 10/15/2027	200,000	166,947
Expedia Group, Inc. 3.250%, 02/15/2030	300,000	254,489
Ford Motor Credit Company LLC 3.096%, 05/04/2023	280,000	277,046
General Motors Company 5.400%, 04/01/2048	300,000	245,197
General Motors Financial Company, Inc.
2.400%, 10/15/2028	300,000	248,762
3.100%, 01/12/2032	350,000	274,240
4.250%, 05/15/2023	280,000	278,842
5.250%, 03/01/2026	650,000	639,893
Lennar Corp. 4.750%, 11/29/2027	300,000	289,204
Lowe's Companies, Inc. 3.375%, 09/15/2025	460,000	441,742
McDonald's Corp. 3.300%, 07/01/2025	1,000,000	967,299
NIKE, Inc. 2.400%, 03/27/2025	1,000,000	955,141
Starbucks Corp. 3.550%, 08/15/2029	300,000	276,436
Target Corp. 3.900%, 11/15/2047	500,000	407,341
The Home Depot, Inc.
2.700%, 04/15/2030	700,000	610,363
3.350%, 09/15/2025	752,000	728,938
4.250%, 04/01/2046	390,000	337,668
5.875%, 12/16/2036	280,000	299,436
The TJX Companies, Inc.
3.875%, 04/15/2030	600,000	561,308
4.500%, 04/15/2050	600,000	533,510
Toll Brothers Finance Corp. 3.800%, 11/01/2029	200,000	170,747
Toyota Motor Credit Corp.
1.150%, 08/13/2027	500,000	425,318
1.900%, 09/12/2031	700,000	552,680

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Toyota Motor Credit Corp. (continued)
3.050%, 01/11/2028	$300,000	$276,801
Whirlpool Corp. 5.150%, 03/01/2043	300,000	259,705
		13,955,744
Consumer staples – 1.5%
Altria Group, Inc.
3.400%, 02/04/2041	400,000	265,299
4.500%, 05/02/2043	500,000	375,373
Anheuser-Busch Companies LLC
3.650%, 02/01/2026	800,000	769,925
4.900%, 02/01/2046	500,000	454,538
Anheuser-Busch InBev Worldwide, Inc.
4.500%, 06/01/2050	400,000	349,855
4.750%, 01/23/2029	500,000	493,546
BAT Capital Corp.
2.726%, 03/25/2031	600,000	468,130
3.215%, 09/06/2026	500,000	461,263
Constellation Brands, Inc. 4.500%, 05/09/2047	350,000	294,543
Costco Wholesale Corp. 1.600%, 04/20/2030	500,000	409,633
Diageo Capital PLC 2.000%, 04/29/2030	300,000	246,415
General Mills, Inc. 2.875%, 04/15/2030	600,000	518,356
Kellogg Company 3.250%, 04/01/2026	400,000	380,274
Keurig Dr. Pepper, Inc. 4.597%, 05/25/2028	500,000	488,486
Kimberly-Clark Corp. 3.200%, 07/30/2046	300,000	214,713
Kraft Heinz Foods Company
3.000%, 06/01/2026	458,000	428,605
6.875%, 01/26/2039	40,000	43,395
Mondelez International, Inc. 4.625%, 05/07/2048	300,000	262,835
PepsiCo, Inc.
2.850%, 02/24/2026	495,000	470,115
4.000%, 03/05/2042	270,000	237,654
5.500%, 01/15/2040	280,000	298,800
Philip Morris International, Inc.
3.600%, 11/15/2023	250,000	247,181
6.375%, 05/16/2038	300,000	319,342
SC Johnson & Son, Inc. 4.000%, 05/15/2043 (B)	250,000	200,845
Sysco Corp. 6.600%, 04/01/2050	1,000,000	1,089,902
The Coca-Cola Company
2.125%, 09/06/2029	400,000	342,017
2.500%, 06/01/2040	400,000	291,470
The Estee Lauder Companies, Inc. 2.600%, 04/15/2030	600,000	515,636
The Kroger Company 3.500%, 02/01/2026	500,000	477,362
The Procter & Gamble Company 3.600%, 03/25/2050	600,000	492,608
Tyson Foods, Inc. 4.350%, 03/01/2029	400,000	381,390
Walmart, Inc.
3.250%, 07/08/2029	600,000	561,010
4.050%, 06/29/2048	500,000	443,729
		13,294,245
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy – 1.8%
Anadarko Petroleum Corp. 6.450%, 09/15/2036	$280,000	$271,958
Baker Hughes Holdings LLC
3.337%, 12/15/2027	500,000	461,852
4.486%, 05/01/2030	500,000	476,541
Boardwalk Pipelines LP 4.950%, 12/15/2024	400,000	395,167
BP Capital Markets America, Inc. 3.796%, 09/21/2025	800,000	785,492
Canadian Natural Resources, Ltd. 6.250%, 03/15/2038	290,000	286,902
Cenovus Energy, Inc. 4.250%, 04/15/2027	300,000	286,720
Chevron Corp. 2.954%, 05/16/2026	800,000	758,738
Devon Energy Corp.
5.000%, 06/15/2045	885,000	764,125
7.875%, 09/30/2031	170,000	191,834
Enbridge, Inc.
3.700%, 07/15/2027	400,000	374,433
4.500%, 06/10/2044	400,000	332,574
Energy Transfer LP
3.450%, 01/15/2023	170,000	169,858
5.500%, 06/01/2027	600,000	595,739
6.125%, 12/15/2045	350,000	323,834
6.500%, 02/01/2042	50,000	49,419
Enterprise Products Operating LLC
3.200%, 02/15/2052	700,000	458,673
4.850%, 08/15/2042	280,000	247,336
6.875%, 03/01/2033	130,000	142,020
Exxon Mobil Corp.
2.995%, 08/16/2039	400,000	305,716
3.482%, 03/19/2030	700,000	652,822
Kinder Morgan Energy Partners LP
4.300%, 05/01/2024	700,000	690,656
6.375%, 03/01/2041	60,000	59,349
6.500%, 09/01/2039	180,000	181,397
Kinder Morgan, Inc. 5.550%, 06/01/2045	375,000	341,929
MPLX LP 4.800%, 02/15/2029	400,000	382,776
ONEOK Partners LP 6.650%, 10/01/2036	268,000	268,197
Ovintiv, Inc. 6.500%, 08/15/2034	270,000	271,687
Petroleos Mexicanos
6.625%, 06/15/2035	230,000	166,844
6.700%, 02/16/2032	173,000	135,848
Phillips 66 Company 3.750%, 03/01/2028 (B)	200,000	184,078
Plains All American Pipeline LP 4.900%, 02/15/2045	500,000	387,332
Shell International Finance BV
4.375%, 05/11/2045	1,000,000	873,796
6.375%, 12/15/2038	90,000	98,952
Suncor Energy, Inc. 5.950%, 05/15/2035	235,000	229,281
The Williams Companies, Inc.
3.500%, 11/15/2030	400,000	349,712
5.100%, 09/15/2045	400,000	349,750
Tosco Corp. 8.125%, 02/15/2030	383,000	446,301
TotalEnergies Capital International SA 3.700%, 01/15/2024	500,000	493,301

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
TransCanada PipeLines, Ltd. 5.850%, 03/15/2036	$405,000	$397,914
Valero Energy Corp.
2.850%, 04/15/2025	600,000	567,823
7.500%, 04/15/2032	270,000	303,472
		15,512,148
Financials – 7.9%
American Express Company 4.420%, (4.420% to 8-3-32, then SOFR + 1.760%), 08/03/2033	1,000,000	944,615
American International Group, Inc.
4.125%, 02/15/2024	550,000	544,106
6.250%, 05/01/2036	430,000	453,174
Arch Capital Finance LLC 4.011%, 12/15/2026	400,000	381,431
Ares Capital Corp. 3.875%, 01/15/2026	1,000,000	916,451
Banco Santander SA 1.722%, (1.722% to 9-14-26, then 1 Year CMT + 0.900%), 09/14/2027	700,000	597,917
Bank of America Corp.
3.300%, 01/11/2023	800,000	799,726
3.366%, (3.366% to 1-23-25, then 3 month LIBOR + 0.810%), 01/23/2026	1,700,000	1,620,919
3.419%, (3.419% to 12-20-27, then 3 month LIBOR + 1.040%), 12/20/2028	1,312,000	1,188,055
3.970%, (3.970% to 3-5-28, then 3 month LIBOR + 1.070%), 03/05/2029	500,000	461,362
3.974%, (3.974% to 2-7-29, then 3 month LIBOR + 1.210%), 02/07/2030	2,000,000	1,816,459
4.443%, (4.443% to 1-20-47, then 3 month LIBOR + 1.990%), 01/20/2048	500,000	421,667
4.450%, 03/03/2026	700,000	685,906
7.750%, 05/14/2038	480,000	557,968
Barclays PLC
4.375%, 01/12/2026	500,000	483,845
7.437%, (7.437% to 11-2-32, then 1 Year CMT + 3.500%), 11/02/2033	700,000	733,461
Berkshire Hathaway Finance Corp. 4.400%, 05/15/2042	600,000	547,220
Berkshire Hathaway, Inc. 3.125%, 03/15/2026	500,000	479,132
Capital One Financial Corp.
3.200%, 02/05/2025	2,000,000	1,922,882
3.300%, 10/30/2024	1,500,000	1,447,724
Capital One NA 3.375%, 02/15/2023	360,000	359,370
Chubb INA Holdings, Inc. 3.350%, 05/03/2026	300,000	287,178
Citigroup, Inc.
1.462%, (1.462% to 6-9-26, then SOFR + 0.770%), 06/09/2027	600,000	520,445
2.666%, (2.666% to 1-29-30, then SOFR + 1.146%), 01/29/2031	1,000,000	820,183
3.300%, 04/27/2025	600,000	580,957
4.281%, (4.281% to 4-24-47, then 3 month LIBOR + 1.839%), 04/24/2048	500,000	409,025
4.450%, 09/29/2027	500,000	476,704
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc. (continued)
4.658%, (4.658% to 5-24-27, then SOFR + 1.887%), 05/24/2028	$1,000,000	$967,760
5.500%, 09/13/2025	400,000	402,448
Credit Suisse Group AG
3.750%, 03/26/2025	250,000	225,010
4.550%, 04/17/2026	800,000	705,578
Deutsche Bank AG 2.129%, (2.129% to 11-24-25, then SOFR + 1.870%), 11/24/2026	600,000	529,325
European Investment Bank
2.500%, 10/15/2024	1,500,000	1,447,475
3.250%, 01/29/2024	600,000	590,095
Fifth Third Bank NA 2.250%, 02/01/2027	500,000	450,113
Five Corners Funding Trust II 2.850%, 05/15/2030 (B)	800,000	670,610
GE Capital International Funding Company 4.418%, 11/15/2035	822,000	757,416
HSBC Holdings PLC
2.848%, (2.848% to 6-4-30, then SOFR + 2.387%), 06/04/2031	1,000,000	798,106
4.583%, (4.583% to 6-19-28, then 3 month LIBOR + 1.535%), 06/19/2029	1,000,000	920,626
6.500%, 09/15/2037	660,000	672,936
Inter-American Development Bank
2.000%, 07/23/2026	1,000,000	924,050
7.000%, 06/15/2025	325,000	343,552
Intercontinental Exchange, Inc.
3.100%, 09/15/2027	400,000	370,048
4.600%, 03/15/2033	500,000	478,072
International Bank for Reconstruction & Development 0.750%, 11/24/2027	1,000,000	849,690
JPMorgan Chase & Co.
2.522%, (2.522% to 4-22-30, then SOFR + 2.040%), 04/22/2031	1,000,000	818,287
3.300%, 04/01/2026	700,000	663,554
3.375%, 05/01/2023	500,000	497,649
3.509%, (3.509% to 1-23-28, then 3 month LIBOR + 0.945%), 01/23/2029	500,000	453,766
3.540%, (3.540% to 5-1-27, then 3 month LIBOR + 1.380%), 05/01/2028	700,000	644,151
3.875%, 02/01/2024	1,300,000	1,283,102
4.452%, (4.452% to 12-5-28, then 3 month LIBOR + 1.330%), 12/05/2029	600,000	563,614
4.851%, (4.851% to 7-25-27, then SOFR + 1.990%), 07/25/2028	1,000,000	974,783
6.400%, 05/15/2038	125,000	135,025
KfW
2.125%, 01/17/2023	600,000	599,387
2.625%, 02/28/2024	800,000	780,306
Liberty Mutual Group, Inc. 3.950%, 05/15/2060 (B)	500,000	327,467
Lincoln National Corp.
3.625%, 12/12/2026	500,000	468,365
7.000%, 06/15/2040	150,000	156,342
Lloyds Banking Group PLC 2.438%, (2.438% to 2-5-25, then 1 Year CMT + 1.000%), 02/05/2026	900,000	837,923

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
MetLife, Inc. 4.600%, 05/13/2046	$500,000	$449,249
Mitsubishi UFJ Financial Group, Inc. 1.538%, (1.538% to 7-20-26, then 1 Year CMT + 0.750%), 07/20/2027	1,600,000	1,387,103
Mizuho Financial Group, Inc. 1.234%, (1.234% to 5-22-26, then 1 Year CMT + 0.670%), 05/22/2027	800,000	692,921
Morgan Stanley
1.512%, (1.512% to 7-20-26, then SOFR + 0.858%), 07/20/2027	500,000	433,894
3.622%, (3.622% to 4-1-30, then SOFR + 3.120%), 04/01/2031	1,000,000	873,004
3.700%, 10/23/2024	950,000	927,217
3.772%, (3.772% to 1-24-28, then 3 month LIBOR + 1.140%), 01/24/2029	550,000	503,665
4.100%, 05/22/2023	750,000	747,258
6.296%, (6.296% to 10-18-27, then SOFR + 2.240%), 10/18/2028	1,000,000	1,032,305
Nasdaq, Inc. 1.650%, 01/15/2031	500,000	382,236
National Rural Utilities Cooperative Finance Corp. 4.023%, 11/01/2032	700,000	636,080
Nomura Holdings, Inc. 3.103%, 01/16/2030	1,000,000	834,043
Raymond James Financial, Inc. 4.950%, 07/15/2046	600,000	533,414
Royal Bank of Canada 2.300%, 11/03/2031	800,000	643,445
State Street Corp. 3.100%, 05/15/2023	250,000	248,329
Stifel Financial Corp. 4.250%, 07/18/2024	500,000	489,873
Sumitomo Mitsui Financial Group, Inc.
3.364%, 07/12/2027	900,000	832,184
3.784%, 03/09/2026	550,000	529,025
The Allstate Corp. 3.280%, 12/15/2026	500,000	474,711
The Bank of New York Mellon Corp. 3.250%, 05/16/2027	800,000	752,127
The Charles Schwab Corp. 3.200%, 01/25/2028	300,000	279,511
The Goldman Sachs Group, Inc.
2.600%, 02/07/2030	700,000	584,163
3.102%, (3.102% to 2-24-32, then SOFR + 1.410%), 02/24/2033	1,000,000	811,981
3.500%, 01/23/2025	750,000	724,496
3.625%, 01/22/2023	500,000	499,580
3.750%, 02/25/2026	500,000	481,278
4.482%, (4.482% to 8-23-27, then SOFR + 1.725%), 08/23/2028	1,000,000	958,415
The Hartford Financial Services Group, Inc. 5.950%, 10/15/2036	170,000	169,268
The PNC Financial Services Group, Inc. 3.450%, 04/23/2029	1,000,000	914,067
The Toronto-Dominion Bank 2.000%, 09/10/2031	800,000	629,909
The Travelers Companies, Inc. 4.050%, 03/07/2048	300,000	241,041
Travelers Property Casualty Corp. 7.750%, 04/15/2026	50,000	54,375
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Truist Financial Corp.
1.125%, 08/03/2027	$700,000	$590,095
2.850%, 10/26/2024	700,000	674,985
U.S. Bancorp 2.375%, 07/22/2026	1,000,000	922,741
Wells Fargo & Company
2.572%, (2.572% to 2-11-30, then SOFR + 1.262%), 02/11/2031	2,000,000	1,656,133
3.000%, 10/23/2026	1,000,000	924,216
3.350%, (3.350% to 3-2-32, then SOFR + 1.500%), 03/02/2033	1,000,000	842,398
Westpac Banking Corp. 1.150%, 06/03/2026	800,000	706,349
		67,831,597
Health care – 2.8%
Abbott Laboratories
2.950%, 03/15/2025	300,000	289,694
3.750%, 11/30/2026	283,000	275,508
AbbVie, Inc.
3.200%, 05/14/2026 to 11/21/2029	1,716,000	1,579,403
4.400%, 11/06/2042	260,000	225,530
Aetna, Inc. 3.500%, 11/15/2024	200,000	194,275
Allergan Funding SCS 4.750%, 03/15/2045	321,000	246,004
Amgen, Inc.
4.400%, 05/01/2045	260,000	217,833
4.663%, 06/15/2051	659,000	566,996
AstraZeneca PLC 0.700%, 04/08/2026	500,000	439,561
Baxalta, Inc. 4.000%, 06/23/2025	500,000	486,960
Bayer US Finance II LLC 2.850%, 04/15/2025 (B)	300,000	280,963
Becton, Dickinson and Company 4.685%, 12/15/2044	400,000	357,510
Biogen, Inc. 3.250%, 02/15/2051	561,000	375,456
Boston Scientific Corp. 2.650%, 06/01/2030	500,000	427,094
Bristol-Myers Squibb Company
3.250%, 08/01/2042	500,000	381,645
4.550%, 02/20/2048	300,000	269,745
Cardinal Health, Inc. 3.750%, 09/15/2025	500,000	483,784
Centene Corp. 4.250%, 12/15/2027	700,000	656,504
Cigna Corp. 4.375%, 10/15/2028	500,000	482,217
CVS Health Corp.
3.875%, 07/20/2025	650,000	634,288
4.300%, 03/25/2028	389,000	376,257
5.050%, 03/25/2048	500,000	448,772
CVS Pass-Through Trust 8.353%, 07/10/2031 (B)	59,916	65,496
DH Europe Finance II Sarl 3.250%, 11/15/2039	300,000	239,151
Dignity Health 4.500%, 11/01/2042	300,000	248,313
Elevance Health, Inc.
4.101%, 03/01/2028	350,000	335,413
4.650%, 08/15/2044	150,000	133,926
6.100%, 10/15/2052	333,000	355,002
Eli Lilly & Company 2.250%, 05/15/2050	500,000	313,236

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Evernorth Health, Inc. 6.125%, 11/15/2041	$330,000	$334,521
Gilead Sciences, Inc. 3.650%, 03/01/2026	600,000	578,440
GlaxoSmithKline Capital, Inc.
3.625%, 05/15/2025	500,000	488,222
6.375%, 05/15/2038	210,000	237,554
HCA, Inc.
4.500%, 02/15/2027	500,000	481,889
5.500%, 06/15/2047	400,000	355,248
Humana, Inc. 3.850%, 10/01/2024	350,000	342,949
Johnson & Johnson
2.100%, 09/01/2040	500,000	344,016
5.850%, 07/15/2038	285,000	316,476
Laboratory Corp. of America Holdings 2.950%, 12/01/2029	500,000	430,680
Medtronic, Inc. 4.375%, 03/15/2035	500,000	472,592
Merck & Company, Inc. 2.750%, 02/10/2025	850,000	814,523
Novartis Capital Corp. 3.000%, 11/20/2025	500,000	479,292
Pfizer, Inc.
2.750%, 06/03/2026	713,000	672,150
4.400%, 05/15/2044	264,000	244,428
Quest Diagnostics, Inc.
4.200%, 06/30/2029	500,000	477,258
4.700%, 03/30/2045	500,000	421,543
Regeneron Pharmaceuticals, Inc. 2.800%, 09/15/2050	1,000,000	620,209
Stryker Corp. 4.625%, 03/15/2046	350,000	308,171
Thermo Fisher Scientific, Inc. 2.000%, 10/15/2031	400,000	323,948
UnitedHealth Group, Inc.
2.300%, 05/15/2031	500,000	416,679
2.900%, 05/15/2050	400,000	270,610
4.375%, 03/15/2042	50,000	44,675
4.450%, 12/15/2048	300,000	266,337
5.350%, 02/15/2033	700,000	722,181
5.800%, 03/15/2036	300,000	316,435
Utah Acquisition Sub, Inc. 3.950%, 06/15/2026	500,000	467,432
Viatris, Inc. 2.700%, 06/22/2030	500,000	390,917
Zimmer Biomet Holdings, Inc. 3.050%, 01/15/2026	500,000	471,438
Zoetis, Inc. 2.000%, 05/15/2030	500,000	405,767
		23,903,116
Industrials – 2.2%
3M Company 3.000%, 08/07/2025	330,000	316,248
AerCap Ireland Capital DAC
3.300%, 01/30/2032	500,000	390,880
4.450%, 04/03/2026	400,000	381,774
Air Lease Corp.
3.125%, 12/01/2030	600,000	497,218
3.625%, 12/01/2027	400,000	361,814
American Airlines 2016-2 Class AA Pass Through Trust 3.200%, 06/15/2028	215,850	188,335
Burlington Northern Santa Fe LLC 4.400%, 03/15/2042	50,000	44,674
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Canadian Pacific Railway Company 4.450%, 03/15/2023	$300,000	$299,592
Carrier Global Corp. 3.577%, 04/05/2050	500,000	356,528
Caterpillar, Inc.
3.250%, 04/09/2050	400,000	302,544
3.400%, 05/15/2024	500,000	490,311
CSX Corp.
3.350%, 11/01/2025	420,000	403,059
3.800%, 04/15/2050	1,000,000	775,494
Deere & Company 3.100%, 04/15/2030	500,000	447,766
Delta Air Lines 2019-1 Class AA Pass Through Trust 3.204%, 04/25/2024	200,000	193,367
Equifax, Inc. 3.100%, 05/15/2030	1,200,000	1,009,615
FedEx Corp.
3.875%, 08/01/2042	420,000	319,066
4.400%, 01/15/2047	350,000	279,113
General Dynamics Corp. 3.625%, 04/01/2030	500,000	464,667
General Electric Company
4.500%, 03/11/2044	500,000	429,867
6.750%, 03/15/2032	66,000	73,096
6.875%, 01/10/2039	168,000	184,770
Honeywell International, Inc. 1.950%, 06/01/2030	500,000	412,586
John Deere Capital Corp. 2.050%, 01/09/2025	500,000	474,631
Johnson Controls, Inc. 5.700%, 03/01/2041	150,000	130,295
Kansas City Southern 2.875%, 11/15/2029	500,000	431,812
L3Harris Technologies, Inc. 2.900%, 12/15/2029	300,000	255,899
Lockheed Martin Corp. 3.800%, 03/01/2045	400,000	326,669
Norfolk Southern Corp. 4.837%, 10/01/2041	240,000	220,424
Northrop Grumman Corp.
3.250%, 01/15/2028	300,000	276,675
4.400%, 05/01/2030	200,000	191,918
Precision Castparts Corp. 3.250%, 06/15/2025	500,000	481,920
Raytheon Technologies Corp.
4.625%, 11/16/2048	500,000	450,535
6.125%, 07/15/2038	225,000	239,663
Republic Services, Inc. 2.375%, 03/15/2033	400,000	319,001
Southwest Airlines Company 5.250%, 05/04/2025	1,200,000	1,204,461
Stanley Black & Decker, Inc. 2.750%, 11/15/2050	300,000	182,321
The Boeing Company
2.600%, 10/30/2025	438,000	407,003
2.950%, 02/01/2030	400,000	338,769
3.750%, 02/01/2050	400,000	274,624
5.805%, 05/01/2050	600,000	556,306
8.750%, 09/15/2031	90,000	107,914
Thomson Reuters Corp. 4.500%, 05/23/2043	250,000	192,449
Trane Technologies Global Holding Company, Ltd. 4.300%, 02/21/2048	600,000	460,875

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Union Pacific Corp.
3.250%, 08/15/2025	$500,000	$480,533
3.799%, 10/01/2051 to 04/06/2071	1,113,000	838,182
United Airlines 2016-2 Class AA Pass Through Trust 2.875%, 10/07/2028	220,707	187,658
United Parcel Service, Inc. 3.400%, 03/15/2029	400,000	371,813
Verisk Analytics, Inc. 4.125%, 03/15/2029	600,000	561,679
Waste Management, Inc. 2.500%, 11/15/2050	300,000	186,896
		18,773,309
Information technology – 2.3%
Apple, Inc.
1.650%, 05/11/2030	900,000	735,070
2.400%, 05/03/2023	800,000	793,601
2.450%, 08/04/2026	1,060,000	983,025
3.250%, 02/23/2026	500,000	480,334
Applied Materials, Inc.
3.900%, 10/01/2025	470,000	459,522
5.100%, 10/01/2035	470,000	475,573
Automatic Data Processing, Inc. 3.375%, 09/15/2025	752,000	728,299
Broadcom, Inc.
2.600%, 02/15/2033 (B)	1,000,000	750,597
3.137%, 11/15/2035 (B)	600,000	441,160
4.300%, 11/15/2032	700,000	616,938
Cisco Systems, Inc. 5.900%, 02/15/2039	80,000	85,749
Dell International LLC 5.300%, 10/01/2029	600,000	586,801
Eaton Corp. 3.103%, 09/15/2027	500,000	465,117
Fiserv, Inc. 2.250%, 06/01/2027	600,000	535,491
Global Payments, Inc. 4.450%, 06/01/2028	400,000	372,180
Hewlett Packard Enterprise Company 6.200%, 10/15/2035	400,000	412,306
IBM Corp.
3.450%, 02/19/2026	1,115,000	1,071,219
4.000%, 06/20/2042	210,000	173,979
5.600%, 11/30/2039	21,000	21,305
Intel Corp. 2.000%, 08/12/2031	500,000	395,998
Mastercard, Inc.
2.000%, 11/18/2031	350,000	280,986
2.950%, 11/21/2026	300,000	282,860
Microsoft Corp.
2.525%, 06/01/2050	1,538,000	1,012,079
3.125%, 11/03/2025	438,000	423,117
NVIDIA Corp. 2.000%, 06/15/2031	400,000	320,370
NXP BV 3.400%, 05/01/2030	520,000	449,355
Oracle Corp.
2.400%, 09/15/2023	435,000	426,359
2.650%, 07/15/2026	310,000	284,928
2.875%, 03/25/2031	400,000	331,651
2.950%, 05/15/2025	550,000	521,817
4.000%, 11/15/2047	400,000	292,358
4.125%, 05/15/2045	500,000	377,086
PayPal Holdings, Inc.
2.300%, 06/01/2030	600,000	492,901
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
PayPal Holdings, Inc. (continued)
2.850%, 10/01/2029	$1,000,000	$871,048
Qualcomm, Inc. 1.650%, 05/20/2032	566,000	435,939
Roper Technologies, Inc. 4.200%, 09/15/2028	500,000	482,922
Salesforce, Inc. 2.700%, 07/15/2041	400,000	285,490
Texas Instruments, Inc. 3.875%, 03/15/2039	200,000	176,166
Visa, Inc.
2.050%, 04/15/2030	600,000	507,000
3.150%, 12/14/2025	463,000	446,365
4.300%, 12/14/2045	463,000	422,654
VMware, Inc. 1.800%, 08/15/2028	400,000	326,632
Xerox Corp. 6.750%, 12/15/2039	60,000	44,682
		20,079,029
Materials – 0.8%
Air Products and Chemicals, Inc. 1.850%, 05/15/2027	500,000	444,246
Avery Dennison Corp. 2.650%, 04/30/2030	400,000	329,355
DuPont de Nemours, Inc. 5.319%, 11/15/2038	400,000	384,423
Eastman Chemical Company 4.650%, 10/15/2044	500,000	409,477
Freeport-McMoRan, Inc. 3.875%, 03/15/2023	500,000	498,655
Glencore Funding LLC 2.625%, 09/23/2031 (B)	500,000	398,304
Huntsman International LLC 4.500%, 05/01/2029	500,000	449,040
International Paper Company 5.000%, 09/15/2035	500,000	471,356
LYB International Finance II BV 3.500%, 03/02/2027	400,000	370,206
Martin Marietta Materials, Inc. 2.400%, 07/15/2031	300,000	239,577
Newmont Corp. 4.875%, 03/15/2042	270,000	245,248
Potash Corp. of Saskatchewan, Inc. 5.625%, 12/01/2040	150,000	138,823
Rio Tinto Alcan, Inc. 6.125%, 12/15/2033	100,000	107,053
Rio Tinto Finance USA PLC 4.750%, 03/22/2042	270,000	251,802
Rio Tinto Finance USA, Ltd. 5.200%, 11/02/2040	250,000	249,188
Teck Resources, Ltd. 6.250%, 07/15/2041	270,000	264,718
The Dow Chemical Company
4.375%, 11/15/2042	590,000	488,533
9.400%, 05/15/2039	130,000	171,246
The Sherwin-Williams Company 3.450%, 06/01/2027	300,000	281,381
Vale Overseas, Ltd. 6.875%, 11/10/2039	350,000	368,805
Vulcan Materials Company 3.500%, 06/01/2030	300,000	264,251
		6,825,687
Real estate – 0.9%
Alexandria Real Estate Equities, Inc. 1.875%, 02/01/2033	400,000	297,420

The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
American Tower Corp. 5.000%, 02/15/2024	$500,000	$498,157
AvalonBay Communities, Inc. 2.050%, 01/15/2032	400,000	313,902
Boston Properties LP 2.550%, 04/01/2032	500,000	380,126
Brixmor Operating Partnership LP 4.125%, 05/15/2029	700,000	625,843
Crown Castle, Inc.
2.500%, 07/15/2031	300,000	241,757
3.700%, 06/15/2026	400,000	380,334
CubeSmart LP 4.000%, 11/15/2025	200,000	192,046
Digital Realty Trust LP 4.450%, 07/15/2028	200,000	189,349
Duke Realty LP 3.250%, 06/30/2026	200,000	183,128
Equinix, Inc. 2.150%, 07/15/2030	400,000	318,216
Essex Portfolio LP 3.000%, 01/15/2030	400,000	338,268
Extra Space Storage LP 2.350%, 03/15/2032	500,000	378,353
GLP Capital LP 5.300%, 01/15/2029	600,000	567,804
Healthpeak Properties, Inc. 3.500%, 07/15/2029	400,000	355,971
Mid-America Apartments LP 3.950%, 03/15/2029	800,000	750,873
Service Properties Trust 4.500%, 03/15/2025	200,000	172,509
Simon Property Group LP
3.375%, 06/15/2027	500,000	465,943
3.500%, 09/01/2025	441,500	422,840
Welltower, Inc. 2.750%, 01/15/2031	500,000	400,003
		7,472,842
Utilities – 1.8%
AEP Transmission Company LLC 3.750%, 12/01/2047	400,000	309,902
Ameren Corp. 3.500%, 01/15/2031	1,000,000	884,413
American Water Capital Corp. 4.300%, 09/01/2045	350,000	296,164
Arizona Public Service Company 3.350%, 05/15/2050	500,000	328,085
Baltimore Gas and Electric Company 4.550%, 06/01/2052	700,000	618,222
Berkshire Hathaway Energy Company
4.500%, 02/01/2045	500,000	435,347
6.125%, 04/01/2036	436,000	457,508
CenterPoint Energy, Inc. 2.950%, 03/01/2030	700,000	601,546
Consolidated Edison Company of New York, Inc. 3.950%, 04/01/2050	700,000	549,020
Constellation Energy Generation LLC 6.250%, 10/01/2039	160,000	163,201
Dominion Energy, Inc.
3.375%, 04/01/2030	600,000	528,730
3.900%, 10/01/2025	242,000	235,675
Duke Energy Carolinas LLC 6.000%, 01/15/2038	200,000	209,629
Duke Energy Corp.
3.750%, 04/15/2024	500,000	491,083
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Duke Energy Corp. (continued)
4.800%, 12/15/2045	$500,000	$440,188
5.000%, 08/15/2052	600,000	532,420
Entergy Texas, Inc. 1.750%, 03/15/2031	700,000	545,784
Essential Utilities, Inc. 4.276%, 05/01/2049	500,000	402,776
Eversource Energy 4.250%, 04/01/2029	500,000	473,293
Exelon Corp. 3.400%, 04/15/2026	542,000	514,621
Florida Power & Light Company 5.650%, 02/01/2037	290,000	295,205
Georgia Power Company 5.950%, 02/01/2039	335,000	330,990
Indiana Michigan Power Company 6.050%, 03/15/2037	187,000	192,751
NextEra Energy Capital Holdings, Inc. 2.250%, 06/01/2030	700,000	575,644
NiSource, Inc. 3.950%, 03/30/2048	400,000	310,269
Oncor Electric Delivery Company LLC 7.500%, 09/01/2038	188,000	227,085
Pacific Gas & Electric Company
2.500%, 02/01/2031	600,000	465,532
3.450%, 07/01/2025	30,000	28,400
3.750%, 07/01/2028	30,000	26,610
4.550%, 07/01/2030	227,000	205,752
4.950%, 07/01/2050	827,000	640,793
PacifiCorp 6.000%, 01/15/2039	335,000	348,416
Public Service Company of Colorado 3.600%, 09/15/2042	500,000	394,624
Public Service Electric & Gas Company 3.000%, 05/15/2025	250,000	239,315
San Diego Gas & Electric Company 6.125%, 09/15/2037	202,000	203,520
Southern California Edison Company
2.250%, 06/01/2030	700,000	576,489
5.350%, 07/15/2035	130,000	125,764
Southern California Gas Company 6.350%, 11/15/2052	500,000	546,950
The Southern Company 3.250%, 07/01/2026	572,000	537,852
Virginia Electric & Power Company 8.875%, 11/15/2038	190,000	248,587
Xcel Energy, Inc. 3.300%, 06/01/2025	400,000	383,922
		15,922,077
TOTAL CORPORATE BONDS (Cost $246,162,134)		$220,737,835
MUNICIPAL BONDS – 0.4%
Bay Area Toll Authority (California) 6.907%, 10/01/2050	50,000	61,064
Illinois State Toll Highway Authority 6.184%, 01/01/2034	150,000	161,031
Maryland State Transportation Authority 5.888%, 07/01/2043	60,000	63,187
Metropolitan Washington Airports Authority 7.462%, 10/01/2046	40,000	49,144
New Jersey Turnpike Authority 7.102%, 01/01/2041	90,000	108,523

The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
New York State Dormitory Authority 5.628%, 03/15/2039	$340,000	$348,720
New York State Urban Development Corp. 5.770%, 03/15/2039	300,000	308,085
State of California, GO
7.300%, 10/01/2039	400,000	485,950
7.500%, 04/01/2034	80,000	96,645
State of Illinois, GO
5.100%, 06/01/2033	115,000	110,370
7.350%, 07/01/2035	260,000	273,526
State of Texas, GO 5.517%, 04/01/2039	260,000	274,610
State of Utah, GO
3.539%, 07/01/2025	286,286	280,816
4.554%, 07/01/2024	95,000	94,619
State of Washington, GO 5.481%, 08/01/2039	260,000	271,988
Texas Transportation Commission State Highway Fund 5.178%, 04/01/2030	310,000	315,879
University of California 5.770%, 05/15/2043	320,000	336,730
TOTAL MUNICIPAL BONDS (Cost $3,507,431)		$3,640,887
COLLATERALIZED MORTGAGE OBLIGATIONS – 2.1%
Commercial and residential – 1.9%
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class A4 3.705%, 09/15/2048	145,000	137,618
BANK Series 2017-BNK6, Class A4 3.254%, 07/15/2060	2,000,000	1,849,875
BMO Mortgage Trust Series 2022-C1, Class A5 3.374%, 02/17/2055 (C)	2,000,000	1,735,385
CD Mortgage Trust Series 2017-CD3, Class A4 3.631%, 02/10/2050	1,090,000	1,013,606
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2013-CR8, Class AM, 3.765%, 06/10/2046 (B)(C)	630,000	623,604
Series 2014-CR14, Class A3, 3.955%, 02/10/2047	1,000,000	984,606
Series 2014-CR21, Class A3, 3.528%, 12/10/2047	614,572	591,481
Series 2015-CR27, Class A4, 3.612%, 10/10/2048	1,000,000	950,705
GS Mortgage Securities Trust
Series 2016-GS4, Class A3, 3.178%, 11/10/2049	2,846,635	2,623,445
Series 2017-GS5, Class A3, 3.409%, 03/10/2050	2,750,637	2,540,237
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A4 4.133%, 08/15/2046 (C)	301,517	299,313
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, 12/15/2046	500,000	492,947
Morgan Stanley Capital Trust Series 2021-L5, Class A4 2.728%, 05/15/2054	2,000,000	1,663,754
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Wells Fargo Commercial Mortgage Trust Series 2015-C29, Class AS 4.013%, 06/15/2048 (C)	$500,000	$471,967
		15,978,543
U.S. Government Agency – 0.2%
Federal Home Loan Mortgage Corp.
Series K041, Class A2, 3.171%, 10/25/2024	700,000	678,002
Series K047, Class A2, 3.329%, 05/25/2025 (C)	700,000	677,954
Series K050, Class A2, 3.334%, 08/25/2025 (C)	700,000	676,709
		2,032,665
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,868,087)		$18,011,208
ASSET BACKED SECURITIES – 0.2%
SMB Private Education Loan Trust Series 2021-E, Class A1A 1.680%, 02/15/2051 (B)	1,452,965	1,310,888
TOTAL ASSET BACKED SECURITIES (Cost $1,452,906)		$1,310,888
COMMON STOCKS – 0.0%
Energy – 0.0%
Noble Corp. PLC (D)	192	7,240
TOTAL COMMON STOCKS (Cost $4,349)		$7,240
SHORT-TERM INVESTMENTS – 0.5%
Short-term funds – 0.5%
John Hancock Collateral Trust, 4.2988% (E)(F)	463,576	4,633,816
TOTAL SHORT-TERM INVESTMENTS (Cost $4,633,907)		$4,633,816
Total Investments (Total Bond Market Trust) (Cost $942,531,145) – 99.2%		$854,601,942
Other assets and liabilities, net – 0.8%		7,002,529
TOTAL NET ASSETS – 100.0%		$861,604,471
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
GO	General Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(D)	Non-income producing security.
(E)	The rate shown is the annualized seven-day yield as of 12-31-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Ultra Short Term Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.7%
U.S. Government Agency – 0.7%
Federal Home Loan Mortgage Corp.
2.815%, (6 month LIBOR + 1.565%), 12/01/2036 (A)	$20,675	$20,619
2.924%, (12 month LIBOR + 1.588%), 05/01/2037 (A)	53,549	53,409
3.341%, (1 Year CMT + 2.231%), 05/01/2034 (A)	92,301	93,298
3.443%, (12 month LIBOR + 1.600%), 02/01/2036 (A)	39,603	39,613
3.448%, (1 Year CMT + 2.079%), 12/01/2035 (A)	89,493	90,424
3.465%, (1 Year CMT + 2.165%), 11/01/2036 (A)	61,778	62,320
3.539%, (12 month LIBOR + 1.639%), 09/01/2043 (A)	197,465	198,241
3.697%, (12 month LIBOR + 1.447%), 06/01/2036 (A)	15,031	15,038
4.165%, (6 month LIBOR + 1.515%), 12/01/2035 (A)	28,129	28,327
4.295%, (1 Year CMT + 2.295%), 08/01/2035 (A)	58,628	59,556
Federal National Mortgage Association
3.088%, (12 month LIBOR + 1.295%), 10/01/2038 (A)	28,292	28,058
3.156%, (1 Year CMT + 2.195%), 02/01/2035 (A)	102,447	104,087
3.348%, (12 month LIBOR + 1.561%), 07/01/2035 (A)	123,609	123,754
3.458%, (1 Year CMT + 2.170%), 01/01/2036 (A)	93,854	95,068
3.553%, (12 month LIBOR + 1.448%), 04/01/2035 (A)	217,842	216,725
3.728%, (1 Year CMT + 2.269%), 07/01/2035 (A)	75,914	77,254
3.915%, (1 Year CMT + 2.195%), 05/01/2036 (A)	136,740	138,568
3.936%, (1 Year CMT + 2.148%), 01/01/2036 (A)	30,987	31,411
4.101%, (1 Year CMT + 2.333%), 05/01/2034 (A)	42,741	43,446
4.334%, (6 month LIBOR + 1.515%), 02/01/2035 (A)	46,765	47,409
4.417%, (6 month LIBOR + 1.489%), 10/01/2035 (A)	93,923	94,918
Government National Mortgage Association 2.625%, (1 Year CMT + 1.500%), 08/20/2032 (A)	95,185	92,820
		1,754,363
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,826,622)		$1,754,363
CORPORATE BONDS – 54.0%
Communication services – 1.6%
AT&T, Inc. 0.900%, 03/25/2024	1,445,000	1,372,200
Comcast Corp. 3.700%, 04/15/2024	2,000,000	1,969,514
Warnermedia Holdings, Inc. 3.638%, 03/15/2025 (B)	1,111,000	1,056,519
		4,398,233
Consumer discretionary – 10.1%
Amazon.com, Inc.
0.450%, 05/12/2024	4,455,000	4,196,156
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Amazon.com, Inc. (continued)
2.730%, 04/13/2024	$2,000,000	$1,948,515
American Honda Finance Corp.
0.650%, 09/08/2023	2,000,000	1,942,731
3.550%, 01/12/2024	2,000,000	1,972,549
Booking Holdings, Inc. 3.650%, 03/15/2025	2,000,000	1,949,134
eBay, Inc. 2.750%, 01/30/2023	3,000,000	2,995,054
General Motors Financial Company, Inc. 5.100%, 01/17/2024	2,000,000	1,992,095
Hyundai Capital America 0.800%, 01/08/2024 (B)	3,000,000	2,853,931
Nissan Motor Acceptance Company LLC 3.875%, 09/21/2023 (B)	1,500,000	1,472,499
Toyota Motor Credit Corp. 3.350%, 01/08/2024	3,360,000	3,315,524
Volkswagen Group of America Finance LLC 3.125%, 05/12/2023 (B)	3,000,000	2,976,033
		27,614,221
Consumer staples – 0.5%
Walmart, Inc. 2.850%, 07/08/2024	1,370,000	1,332,594
Energy – 3.9%
Aker BP ASA 3.000%, 01/15/2025 (B)	1,415,000	1,341,692
Energy Transfer LP 4.500%, 11/01/2023	3,000,000	2,978,059
Enterprise Products Operating LLC 3.900%, 02/15/2024	2,000,000	1,969,273
MPLX LP 4.875%, 06/01/2025	1,500,000	1,477,008
The Williams Companies, Inc. 4.500%, 11/15/2023	3,000,000	2,977,868
		10,743,900
Financials – 26.1%
Ally Financial, Inc. 3.875%, 05/21/2024	2,000,000	1,946,800
American Express Company 3.400%, 02/22/2024	3,000,000	2,946,852
Athene Global Funding 0.950%, 01/08/2024 (B)	3,000,000	2,854,433
Bank of America Corp.
0.523%, (0.523% to 6-14-23, then SOFR + 0.410%), 06/14/2024	2,855,000	2,787,081
4.000%, 04/01/2024	2,000,000	1,974,785
Bank of Montreal 2.150%, 03/08/2024	3,000,000	2,902,386
Barclays PLC 3.932%, (3.932% to 5-7-24, then 3 month LIBOR + 1.610%), 05/07/2025	2,000,000	1,939,475
Brighthouse Financial Global Funding
0.600%, 06/28/2023 (B)	1,000,000	975,299
4.412%, (SOFR + 0.760%), 04/12/2024 (A)(B)	2,000,000	1,980,559
Capital One Financial Corp. 3.750%, 04/24/2024	3,176,000	3,115,890
Citigroup, Inc. 3.352%, (3.352% to 4-24-24, then 3 month LIBOR + 0.897%), 04/24/2025	3,000,000	2,909,035
Citizens Bank NA 6.064%, (6.064% to 10-24-24, then SOFR + 1.450%), 10/24/2025	1,333,000	1,348,007

The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Credit Agricole SA 3.750%, 04/24/2023 (B)	$2,000,000	$1,991,190
Fifth Third Bancorp 3.650%, 01/25/2024	3,000,000	2,954,634
Five Corners Funding Trust 4.419%, 11/15/2023 (B)	3,000,000	2,974,159
JPMorgan Chase & Co.
1.514%, (1.514% to 6-1-23, then SOFR + 1.455%), 06/01/2024	5,000,000	4,918,503
5.546%, (5.546% to 12-15-24, then SOFR + 1.070%), 12/15/2025	1,750,000	1,750,031
Morgan Stanley
3.737%, (3.737% to 4-24-23, then 3 month LIBOR + 0.847%), 04/24/2024	3,000,000	2,983,782
3.875%, 04/29/2024	2,000,000	1,968,931
Royal Bank of Canada 5.660%, 10/25/2024	2,000,000	2,022,895
Santander Holdings USA, Inc. 3.244%, 10/05/2026	3,000,000	2,784,198
The Bank of New York Mellon Corp. 3.450%, 08/11/2023	3,000,000	2,973,308
The Bank of Nova Scotia 1.950%, 02/01/2023	3,000,000	2,992,988
The Goldman Sachs Group, Inc. 1.217%, 12/06/2023	3,000,000	2,895,941
The Toronto-Dominion Bank 0.450%, 09/11/2023	2,000,000	1,938,804
UBS Group AG 1.008%, (1.008% to 7-30-23, then 1 Year CMT + 0.830%), 07/30/2024 (B)	3,000,000	2,917,039
Wells Fargo & Company
3.300%, 09/09/2024	2,765,000	2,683,336
3.750%, 01/24/2024	3,000,000	2,959,236
		71,389,577
Health care – 2.2%
AbbVie, Inc. 2.850%, 05/14/2023	1,001,000	993,754
Boston Scientific Corp. 1.900%, 06/01/2025	1,000,000	933,384
Cigna Corp. 0.613%, 03/15/2024	3,000,000	2,846,632
UnitedHealth Group, Inc. 3.500%, 02/15/2024	1,360,000	1,338,056
		6,111,826
Industrials – 1.4%
AerCap Ireland Capital DAC 3.150%, 02/15/2024	2,000,000	1,933,315
The Boeing Company 1.433%, 02/04/2024	2,000,000	1,916,614
		3,849,929
Information technology – 4.3%
Apple, Inc.
0.750%, 05/11/2023	2,000,000	1,971,189
2.850%, 05/11/2024	2,000,000	1,947,157
NXP BV 4.875%, 03/01/2024	3,000,000	2,977,036
Oracle Corp. 2.625%, 02/15/2023	3,000,000	2,990,640
VMware, Inc. 0.600%, 08/15/2023	2,000,000	1,947,749
		11,833,771
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials – 2.1%
Georgia-Pacific LLC 0.625%, 05/15/2024 (B)	$3,000,000	$2,817,892
Graphic Packaging International LLC 0.821%, 04/15/2024 (B)	3,000,000	2,807,634
		5,625,526
Utilities – 1.8%
Alexander Funding Trust 1.841%, 11/15/2023 (B)	3,000,000	2,873,855
Eversource Energy 2.800%, 05/01/2023	2,000,000	1,989,821
		4,863,676
TOTAL CORPORATE BONDS (Cost $151,752,168)		$147,763,253
MUNICIPAL BONDS – 0.7%
Port Authority of New York & New Jersey 1.086%, 07/01/2023	2,000,000	1,964,481
TOTAL MUNICIPAL BONDS (Cost $2,000,000)		$1,964,481
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Commercial and residential – 0.2%
BX Commercial Mortgage Trust Series 2022-AHP, Class A (1 month CME Term SOFR + 0.990%) 5.326%, 01/17/2039 (A)(B)	408,000	390,455
COLT Mortgage Loan Trust Series 2020-3, Class A1 1.506%, 04/27/2065 (B)(C)	179,975	168,176
		558,631
U.S. Government Agency – 0.2%
Federal National Mortgage Association Series 2013-10, Class FT (1 month LIBOR + 0.350%) 4.739%, 04/25/2042 (A)	502,599	491,090
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,090,544)		$1,049,721
ASSET BACKED SECURITIES – 16.9%
Ally Auto Receivables Trust
Series 2019-3, Class A3 1.930%, 05/15/2024	30,788	30,751
Series 2019-4, Class A3 1.840%, 06/17/2024	134,312	134,135
American Tower Trust Series 2013, Class 2A 3.070%, 03/15/2048 (B)	2,500,000	2,486,003
AmeriCredit Automobile Receivables Trust
Series 2018-3, Class D 4.040%, 11/18/2024	2,650,000	2,630,812
Series 2020-1, Class C 1.590%, 10/20/2025	3,000,000	2,902,910
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class A 2.360%, 03/20/2026 (B)	3,000,000	2,792,126
BA Credit Card Trust Series 2021-A1, Class A1 0.440%, 09/15/2026	3,753,000	3,537,621
CarMax Auto Owner Trust Series 2019-2, Class A4 2.770%, 12/16/2024	1,851,081	1,839,268

The accompanying notes are an integral part of the financial statements.	110

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Carvana Auto Receivables Trust
Series 2021-N4, Class A1 0.830%, 09/11/2028	$614,964	$594,565
Series 2022-P1, Class A2 2.570%, 05/12/2025	1,317,003	1,304,612
Series 2022-P3, Class A3 4.610%, 11/10/2027	1,000,000	974,515
CCG Receivables Trust Series 2021-1, Class A2 0.300%, 06/14/2027 (B)	1,079,756	1,044,666
Chesapeake Funding II LLC Series 2020-1A, Class A1 0.870%, 08/15/2032 (B)	225,114	221,981
CNH Equipment Trust Series 2020-A, Class A3 1.160%, 06/16/2025	701,849	692,165
Dell Equipment Finance Trust Series 2021-2, Class A2 0.330%, 12/22/2026 (B)	59,554	58,841
Enterprise Fleet Funding LLC Series 2021-1, Class A2 0.440%, 12/21/2026 (B)	725,383	702,815
Flagship Credit Auto Trust
Series 2018-2, Class D 4.230%, 09/16/2024 (B)	705,315	703,584
Series 2021-1, Class A 0.310%, 06/16/2025 (B)	131,819	131,146
GM Financial Consumer Automobile Receivables Trust
Series 2020-1, Class A4 1.900%, 03/17/2025	500,000	486,400
Series 2021-1, Class A3 0.350%, 10/16/2025	1,387,867	1,342,671
GreatAmerica Leasing Receivables Funding LLC
Series 2021-2, Class A2 0.380%, 03/15/2024 (B)	858,783	844,065
Series 2022-1, Class A3 5.080%, 09/15/2026 (B)	1,500,000	1,494,938
Honda Auto Receivables Owner Trust
Series 2020-3, Class A3 0.370%, 10/18/2024	1,253,949	1,226,551
Series 2021-1, Class A3 0.270%, 04/21/2025	764,354	739,364
HPEFS Equipment Trust Series 2022-1A, Class A2 1.020%, 05/21/2029 (B)	2,325,870	2,287,174
Hyundai Auto Lease Securitization Trust Series 2021-B, Class A3 0.330%, 06/17/2024 (B)	3,000,000	2,954,230
Mercedes-Benz Auto Receivables Trust Series 2021-1, Class A2 0.210%, 07/15/2024	441,029	438,505
MMAF Equipment Finance LLC
Series 2019-A, Class A4 2.930%, 03/10/2026 (B)	349,147	345,794
Series 2019-B, Class A3 2.010%, 12/12/2024 (B)	61,312	60,173
Santander Consumer Auto Receivables Trust Series 2021-AA, Class A3 0.330%, 10/15/2025 (B)	1,331,283	1,307,842
Santander Drive Auto Receivables Trust Series 2021-3, Class C 0.950%, 09/15/2027	1,693,000	1,628,402
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Santander Retail Auto Lease Trust
Series 2020-B, Class A3 0.570%, 04/22/2024 (B)	$1,657,016	$1,625,905
Series 2022-B, Class A2 2.840%, 05/20/2025 (B)	1,384,355	1,362,726
SCF Equipment Leasing LLC
Series 2019-2A, Class A2 2.470%, 04/20/2026 (B)	521,096	513,294
Series 2021-1A, Class A3 0.830%, 08/21/2028 (B)	1,000,000	950,787
Tesla Auto Lease Trust Series 2020-A, Class A3 0.680%, 12/20/2023 (B)	22,638	22,540
T-Mobile US Trust Series 2022-1A, Class A 4.910%, 05/22/2028 (B)	1,500,000	1,497,506
Verizon Owner Trust
Series 2019-C, Class C 2.160%, 04/22/2024	295,000	293,923
Series 2020-A, Class B 1.980%, 07/22/2024	125,000	123,808
Series 2020-B, Class A 0.470%, 02/20/2025	1,685,149	1,659,765
Series 2020-C, Class A 0.410%, 04/21/2025	178,518	175,573
Westlake Automobile Receivables Trust Series 2021-3A, Class A2 0.570%, 09/16/2024 (B)	195,714	194,298
TOTAL ASSET BACKED SECURITIES (Cost $47,454,516)		$46,358,750
SHORT-TERM INVESTMENTS – 27.1%
U.S. Government – 26.7%
U.S. Treasury Bill
3.307%, 01/05/2023 *	17,970,000	17,966,371
3.933%, 01/26/2023 *	17,615,000	17,571,329
4.040%, 02/23/2023 *	5,048,000	5,017,620
4.155%, 03/07/2023 *	19,277,000	19,134,811
4.172%, 02/23/2023 *	13,630,000	13,547,972
		73,238,103
Short-term funds – 0.4%
John Hancock Collateral Trust, 4.2988% (D)(E)	104,712	1,046,684
TOTAL SHORT-TERM INVESTMENTS (Cost $74,273,639)		$74,284,787
Total Investments (Ultra Short Term Bond Trust) (Cost $278,397,489) – 99.8%		$273,175,355
Other assets and liabilities, net – 0.2%		660,835
TOTAL NET ASSETS – 100.0%		$273,836,190
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $56,053,799 or 20.5% of the fund's net assets as of 12-31-22.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.

The accompanying notes are an integral part of the financial statements.	111

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2022 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
(D)	The rate shown is the annualized seven-day yield as of 12-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
The accompanying notes are an integral part of the financial statements.	112

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Active Bond Trust, Core Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Opportunistic Fixed Income Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Active Bond Trust, Core Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Opportunistic Fixed Income Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust (eleven of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (included in Item 1 of this Form N-CSR) and the portfolios of investments (included in Item 6 of this Form N-CSR) as of December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Boston, Massachusetts

February 21, 2023

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

2 of 2

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a- 2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK VARIABLE INSURANCE TRUST

/s/ Andrew Arnott

____________________

Andrew Arnott

President

Date: February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

____________________

Andrew Arnott

President

Date: February 21, 2023

/s/ Charles A. Rizzo

____________________

Charles A. Rizzo

Chief Financial Officer

Date: February 21, 2023